UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund
•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Municipal Value Funds
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Semiannual Report

September 30, 2019

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO Global Core Asset Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

(a)	Prior to July 31, 2019, the PIMCO Global Core Asset Allocation Fund was named the PIMCO Global Multi-Asset Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO ASSET ALLOCATION FUNDS

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Multi-Strategy Alternative Fund and PIMCO Global Core Asset Allocation Fund (formerly PIMCO Global Multi-Asset Fund) (each a “Fund” and collectively, the “Funds”).

The PIMCO Multi-Strategy Alternative Fund will invest at least 75% of its net assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO Global Core Asset Allocation Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO Global Core Asset Allocation Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic

4	PIMCO ASSET ALLOCATION FUNDS

conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this, if any, report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the Funds (Cont.)

Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status

PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	12/30/14	—	Diversified

PIMCO Global Core Asset Allocation Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

6	PIMCO ASSET ALLOCATION FUNDS

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Multi-Strategy Alternative Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional Class	1.03%	2.12%	2.40%
PIMCO Multi-Strategy Alternative Fund I-2	0.99%	1.93%	2.31%
PIMCO Multi-Strategy Alternative Fund Class A	0.78%	1.67%	2.01%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	(2.99)%	(2.11)%	1.20%
3 Month USD LIBOR Index	1.24%	2.56%	1.33%
Lipper Alternative Multi-Strategy Funds Average	1.53%	0.40%	1.16%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 2.28% for Institutional Class shares, 2.38% for I-2 shares, and 2.68% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PXAIX	Class A - PXAAX
I-2 - PXAPX

Top 10 Holdings as of September 30, 2019†§

PIMCO Mortgage Opportunities and Bond Fund	17.8%
PIMCO Dynamic Bond Fund	14.2%
PIMCO Credit Opportunities Bond Fund	13.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	10.9%
PIMCO TRENDS Managed Futures Strategy Fund	9.3%
PIMCO CommoditiesPLUS® Strategy Fund	3.1%
PIMCO RealEstateRealReturn Strategy Fund	2.6%
PIMCO EqS® Long/Short Fund	1.8%
U.S. Treasury Notes	1.2%
Fannie Mae UMBS, TBA	1.1%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Allocations to managed futures strategies, achieved primarily through the PIMCO TRENDS Managed Futures Strategy, contributed to performance, as the underlying PIMCO Fund had positive returns.

»	Allocations to credit relative value strategies, achieved primarily through the PIMCO Credit Opportunities Bond Fund, contributed to performance, as the underlying PIMCO Fund had positive returns.

»	Allocations to mortgage relative value strategies, achieved primarily through the PIMCO Mortgage Opportunities and Bond Fund, contributed to performance, as the PIMCO Fund had positive returns.
»

Allocations to worldwide equity long/short strategies, achieved primarily through the PIMCO RAE Worldwide Long/Short Fund, contributed to performance, as the underlying PIMCO Fund had positive performance.

»	Allocations to a multi-asset alternative risk premia strategy contributed to performance, as this underlying strategy had positive performance.

»

Allocations to global equity market neutral strategies, via total return swaps, detracted from performance, as the PIMCO Multi-Factor Long Equity Strategy underperformed the PIMCO Multi-Factor Short Equity Strategy.

»

Allocations to U.S. equity market neutral strategies, via total return swaps that replicate index exposure, detracted from performance, as the RAE Fundamental US Large Index underperformed the S&P 500 Index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO Global Core Asset Allocation Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Core Asset Allocation Fund Institutional Class	1.51%	2.32%	4.57%	4.39%	5.50%
PIMCO Global Core Asset Allocation Fund I-2	1.43%	2.19%	4.47%	4.28%	5.39%
PIMCO Global Core Asset Allocation Fund Class A	1.28%	1.84%	4.05%	3.81%	4.92%
PIMCO Global Core Asset Allocation Fund Class A (adjusted)	(4.32)%	(3.74)%	2.88%	3.41%	4.55%
PIMCO Global Core Asset Allocation Fund Class C	0.91%	1.14%	3.26%	3.04%	4.14%
PIMCO Global Core Asset Allocation Fund Class C (adjusted)	(0.09)%	0.14%	3.26%	3.04%	4.14%
60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate (USD Hedged)	4.53%	5.38%	5.82%	6.90%	8.26%
MSCI All Country World Index	3.59%	1.38%	6.65%	8.35%	10.23%
Lipper Alternative Global Macro Funds Average	2.43%	2.62%	2.40%	4.60%	5.50%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund expenses), were 1.65% for Institutional Class shares, 1.75% for I-2 shares, 2.10% for Class A shares, and 2.85% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PGAIX	Class A - PGMAX
I-2 - PGAPX	Class C - PGMCX

Allocation Breakdown as of September 30, 2019†§

Short-Term Instruments‡	29.6%
U.S. Government Agencies	24.1%
Common Stocks	14.3%
Mutual Funds	14.0%
Corporate Bonds & Notes	8.0%
Asset-Backed Securities	3.5%
Sovereign Issues	2.6%
Real Estate Investment Trusts	2.1%
Non-Agency Mortgage-Backed Securities	1.5%
Preferred Securities	0.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Core Asset Allocation Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Emerging markets duration positioning, specifically overweight exposure to Peru, contributed to relative performance, as Peruvian rates decreased.

»

Underweight exposure to real estate investment trusts in Q2 and overweight exposure to real estate investment trusts in Q3 contributed to relative performance, as these securities decreased in value in Q2 and increased in value in Q3.

»	Overall overweight exposure to investment grade credit, particularly to financials, contributed to relative performance, as these securities generally gained value.

»	Security selection and execution within U.S. equities detracted from relative performance, as these securities underperformed U.S. equities broadly.

»	Underweight exposure to eurozone equities detracted from relative performance, as these securities generally gained value.

»	Emerging markets equity positioning, specifically overweight exposure to Chinese equities, detracted from relative performance, as these securities generally underperformed during the period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

12	PIMCO ASSET ALLOCATION FUNDS

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$1,010.30	$2.21	$1,000.00	$1,022.80	$2.23	0.44%
I-2	1,000.00	1,009.90	2.71	1,000.00	1,022.30	2.73	0.54
Class A	1,000.00	1,007.80	4.22	1,000.00	1,020.80	4.24	0.84

PIMCO Global Core Asset Allocation Fund (Consolidated)
Institutional Class	$1,000.00	$1,015.10	$6.75	$1,000.00	$1,018.30	$6.76	1.34%
I-2	1,000.00	1,014.30	7.25	1,000.00	1,017.80	7.26	1.44
Class A	1,000.00	1,012.80	9.01	1,000.00	1,016.05	9.02	1.79
Class C	1,000.00	1,009.10	12.76	1,000.00	1,012.30	12.78	2.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged	The benchmark is a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO ASSET ALLOCATION FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Multi-Strategy Alternative Fund

Institutional Class

04/01/2019 - 09/30/2019+	$9.97	$0.16	$(0.06)	$0.10	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2019	9.79	0.25	0.16	0.41	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.82	0.33	(0.14)	0.19	(0.17)	0.00	(0.05)	(0.22)

03/31/2017	9.72	0.28	0.24	0.52	(0.40)	0.00	(0.02)	(0.42)

03/31/2016	10.05	0.28	(0.43)	(0.15)	(0.18)	0.00	0.00	(0.18)

12/30/2014 - 03/31/2015	10.00	0.03	0.02	0.05	0.00	0.00	0.00	0.00

I-2

04/01/2019 - 09/30/2019+	9.96	0.16	(0.06)	0.10	(0.02)	0.00	0.00	(0.02)

03/31/2019	9.78	0.28	0.12	0.40	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.82	0.32	(0.15)	0.17	(0.16)	0.00	(0.05)	(0.21)

03/31/2017	9.72	0.26	0.26	0.52	(0.40)	0.00	(0.02)	(0.42)

03/31/2016	10.06	0.27	(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)

12/30/2014 - 03/31/2015	10.00	0.02	0.04	0.06	0.00	0.00	0.00	0.00

Class A

04/01/2019 - 09/30/2019+	10.02	0.15	(0.07)	0.08	(0.01)	0.00	0.00	(0.01)

03/31/2019	9.83	0.14	0.23	0.37	(0.18)	0.00	0.00	(0.18)

03/31/2018	9.87	0.27	(0.12)	0.15	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	9.78	0.23	0.25	0.48	(0.37)	0.00	(0.02)	(0.39)

03/31/2016	10.06	0.17	(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)

12/30/2014 - 03/31/2015	10.00	0.03	0.03	0.06	0.00	0.00	0.00	0.00

PIMCO Global Core Asset Allocation Fund (Consolidated)

Institutional Class

04/01/2019 - 09/30/2019+	$12.58	$0.21	$(0.02)	$0.19	$0.00	$0.00	$0.00	$0.00

03/31/2019	12.55	0.30	0.12	0.42	(0.34)	0.00	(0.05)	(0.39)

03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.82	0.28	0.92	1.20	(0.25)	0.00	0.00	(0.25)

03/31/2016	11.50	0.36	(1.04)	(0.68)	0.00	0.00	0.00	0.00

03/31/2015	10.41	0.30	0.85	1.15	0.00	0.00	(0.06)	(0.06)

16	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.05	1.03%	$137,731	0.44	%*	1.16	%*	0.43	%*	1.15	%*	3.20	%*	62%

9.97	4.20	101,009	0.36		1.18		0.33		1.15		2.49		148

9.79	1.87	107,982	0.36		1.20		0.32		1.16		3.36		76

9.82	5.44	96,031	0.44		1.17		0.43		1.16		2.83		110

9.72	(1.52)	50,680	0.41		1.15		0.41		1.15		2.84		115

10.05	0.50	17,377	0.36	*	1.79	*	0.36	*	1.79	*	1.02	*	31

10.04	0.99	6,846	0.54	*	1.26	*	0.53	*	1.25	*	3.14	*	62

9.96	4.14	6,506	0.46		1.28		0.43		1.25		2.88		148

9.78	1.70	3,420	0.46		1.30		0.42		1.26		3.25		76

9.82	5.37	4,083	0.54		1.27		0.53		1.26		2.63		110

9.72	(1.68)	44	0.51		1.25		0.51		1.25		2.73		115

10.06	0.60	10	0.46	*	1.89	*	0.46	*	1.89	*	0.68	*	31

10.09	0.78	2,972	0.84	*	1.56	*	0.83	*	1.55	*	2.95	*	62

10.02	3.81	1,894	0.76		1.58		0.73		1.55		1.42		148

9.83	1.44	5,919	0.76		1.60		0.72		1.56		2.71		76

9.87	4.99	864	0.84	(d)	1.57	(d)	0.83	(d)	1.56	(d)	2.29		110

9.78	(1.91)	643	0.81		1.55		0.81		1.55		1.76		115

10.06	0.60	3,143	0.76	*	2.19	*	0.76	*	2.19	*	1.12	*	31

$12.77	1.51%	$178,951	1.34	%*	1.59	%*	0.77	%*	1.02	%*	3.33	%*	234%

12.58	3.46	201,102	1.17		1.42		0.77		1.02		2.41		551

12.55	8.67	231,278	1.02		1.23		0.81		1.02		2.31		403

11.77	11.19	290,714	0.89		1.13		0.79		1.03		2.49		327

10.82	(5.91)	365,733	0.80		1.07		0.73		1.00		3.21		380

11.50	11.10	590,159	0.61		1.03		0.57		0.99		2.77		444

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Core Asset Allocation Fund (Consolidated) (Cont.)

I-2

04/01/2019 - 09/30/2019+	$12.56	$0.20	$(0.02)	$0.18	$0.00	$0.00	$0.00	$0.00

03/31/2019	12.53	0.29	0.12	0.41	(0.33)	0.00	(0.05)	(0.38)

03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)

03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)

03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00

03/31/2015	10.41	0.29	0.86	1.15	0.00	0.00	(0.06)	(0.06)

Class A

04/01/2019 - 09/30/2019+	12.47	0.18	(0.02)	0.16	0.00	0.00	0.00	0.00

03/31/2019	12.44	0.24	0.13	0.37	(0.29)	0.00	(0.05)	(0.34)

03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)

03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)

03/31/2016	11.48	0.30	(1.05)	(0.75)	0.00	0.00	0.00	0.00

03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)

Class C

04/01/2019 - 09/30/2019+	12.13	0.13	(0.02)	0.11	0.00	0.00	0.00	0.00

03/31/2019	12.11	0.14	0.13	0.27	(0.20)	0.00	(0.05)	(0.25)

03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.46	0.13	0.89	1.02	(0.11)	0.00	0.00	(0.11)

03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00

03/31/2015	10.28	0.15	0.85	1.00	0.00	0.00	(0.00)	(0.00)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

18	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.74	1.43%	$43,951	1.44	%*	1.69	%*	0.87	%*	1.12	%*	3.19	%*	234%

12.56	3.37	45,560	1.27		1.52		0.87		1.12		2.34		551

12.53	8.59	49,093	1.12		1.33		0.91		1.12		2.20		403

11.75	11.10	47,466	0.99		1.23		0.89		1.13		2.40		327

10.80	(6.09)	71,807	0.90		1.17		0.83		1.10		3.13		380

11.50	11.05	94,550	0.71		1.13		0.67		1.09		2.60		444

12.63	1.28	102,115	1.79	*	2.04	*	1.22	*	1.47	*	2.80	*	234

12.47	3.03	95,828	1.62		1.87		1.22		1.47		1.98		551

12.44	8.21	110,703	1.47		1.68		1.26		1.47		1.85		403

11.67	10.61	97,853	1.42	(d)	1.66	(d)	1.32	(d)	1.56	(d)	1.97		327

10.73	(6.53)	144,398	1.40		1.67		1.33		1.60		2.68		380

11.48	10.48	173,624	1.21		1.63		1.17		1.59		2.13		444

12.24	0.91	45,958	2.54	*	2.79	*	1.97	*	2.22	*	2.18	*	234

12.13	2.27	62,647	2.37		2.62		1.97		2.22		1.20		551

12.11	7.39	85,585	2.22		2.43		2.01		2.22		1.11		403

11.37	9.81	105,531	2.17	(d)	2.41	(d)	2.07	(d)	2.31	(d)	1.21		327

10.46	(7.27)	143,279	2.15		2.42		2.08		2.35		1.91		380

11.28	9.73	168,676	1.96		2.38		1.92		2.34		1.38		444

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Statement of Assets and Liabilities PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$23,463
Investments in Affiliates	131,552
Financial Derivative Instruments
Exchange-traded or centrally cleared	87
Over the counter	879
Cash	169
Deposits with counterparty	1,174
Foreign currency, at value	253
Receivable for investments sold	1,503
Receivable for TBA investments sold	7,516
Receivable for Fund shares sold	113
Interest and/or dividends receivable	39
Dividends receivable from Affiliates	155
Reimbursement receivable from PIMCO	78

Total Assets	166,981

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$196
Financial Derivative Instruments
Exchange-traded or centrally cleared	125
Over the counter	1,178
Payable for investments purchased	4,504
Payable for investments in Affiliates purchased	1,555
Payable for TBA investments purchased	11,623
Deposits from counterparty	18
Payable for Fund shares redeemed	104
Accrued investment advisory fees	116
Accrued supervisory and administrative fees	12
Accrued servicing fees	1

Total Liabilities	19,432

Net Assets	$147,549

Net Assets Consist of:

Paid in capital	$146,278
Distributable earnings (accumulated loss)	1,271

Net Assets	$147,549

Cost of investments in securities	$23,103
Cost of investments in Affiliates	$129,890
Cost of foreign currency held	$255
Proceeds received on short sales	$189
Cost or premiums of financial derivative instruments, net	$234

* Includes repurchase agreements of:	$7,699

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$137,731
I-2	6,846
Class A	2,972

Shares Issued and Outstanding:

Institutional Class	13,707
I-2	682
Class A	294

Net Asset Value Per Share Outstanding:

Institutional Class	$10.05
I-2	10.04
Class A	10.09

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Consolidated Statement of Assets and Liabilities PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$317,126
Investments in Affiliates	158,883
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,045
Over the counter	7,027
Cash	1
Deposits with counterparty	9,111
Foreign currency, at value	2,303
Receivable for investments sold	1,339
Receivable for investments sold on a delayed-delivery basis	314
Receivable for TBA investments sold	223,126
Receivable for Fund shares sold	35
Interest and/or dividends receivable	762
Dividends receivable from Affiliates	305
Reimbursement receivable from PIMCO	51
Other assets	4

Total Assets	721,432

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,592
Payable for short sales	20,091
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,277
Over the counter	2,860
Payable for investments purchased	71
Payable for investments in Affiliates purchased	305
Payable for investments purchased on a delayed-delivery basis	831
Payable for TBA investments purchased	314,000
Deposits from counterparty	4,916
Payable for Fund shares redeemed	132
Accrued investment advisory fees	274
Accrued supervisory and administrative fees	47
Accrued distribution fees	27
Accrued servicing fees	29
Other liabilities	5

Total Liabilities	350,457

Net Assets	$370,975

Net Assets Consist of:

Paid in capital	$475,511
Distributable earnings (accumulated loss)	(104,536)

Net Assets	$370,975

Cost of investments in securities	$313,008
Cost of investments in Affiliates	$158,899
Cost of foreign currency held	$2,327
Proceeds received on short sales	$20,048
Cost or premiums of financial derivative instruments, net	$3,723

* Includes repurchase agreements of:	$41,111

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$178,951
I-2	43,951
Class A	102,115
Class C	45,958

Shares Issued and Outstanding:

Institutional Class	14,012
I-2	3,449
Class A	8,085
Class C	3,755

Net Asset Value Per Share Outstanding:

Institutional Class	$12.77
I-2	12.74
Class A	12.63
Class C	12.24

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Statement of Operations PIMCO Multi-Strategy Alternative Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$254
Dividends from Investments in Affiliates	2,280
Total Income	2,534

Expenses:

Investment advisory fees	728
Supervisory and administrative fees	75
Servicing fees - Class A	3
Interest expense	10
Total Expenses	816
Waiver and/or Reimbursement by PIMCO	(503)
Net Expenses	313

Net Investment Income (Loss)	2,221

Net Realized Gain (Loss):

Investments in securities	87
Investments in Affiliates	(111)
Exchange-traded or centrally cleared financial derivative instruments	(658)
Over the counter financial derivative instruments	(578)
Short sales	(27)
Foreign currency	(35)

Net Realized Gain (Loss)	(1,322)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	295
Investments in Affiliates	100
Exchange-traded or centrally cleared financial derivative instruments	271
Over the counter financial derivative instruments	(156)
Short sales	(5)
Foreign currency assets and liabilities	(3)

Net Change in Unrealized Appreciation (Depreciation)	502

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,401

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Core Asset Allocation Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$5,421
Dividends, net of foreign taxes*	1,694
Dividends from Investments in Affiliates	2,043
Total Income	9,158

Expenses:

Investment advisory fees	1,878
Supervisory and administrative fees	316
Distribution fees - Class C	205
Servicing fees - Class A	123
Servicing fees - Class C	68
Trustee fees	1
Interest expense	1,114
Total Expenses	3,705
Waiver and/or Reimbursement by PIMCO	(497)
Net Expenses	3,208

Net Investment Income (Loss)	5,950

Net Realized Gain (Loss):

Investments in securities	2,214
Investments in Affiliates	1,258
Exchange-traded or centrally cleared financial derivative instruments	(1,077)
Over the counter financial derivative instruments	(3,605)
Foreign currency	(607)

Net Realized Gain (Loss)	(1,817)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	2,981
Investments in Affiliates	(1,513)
Exchange-traded or centrally cleared financial derivative instruments	(3,478)
Over the counter financial derivative instruments	2,918
Foreign currency assets and liabilities	185

Net Change in Unrealized Appreciation (Depreciation)	1,093

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,226

* Foreign tax withholdings - Dividends	$49

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Statements of Changes in Net Assets PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,221	$2,567
Net realized gain (loss)	(1,322)	(55)
Net change in unrealized appreciation (depreciation)	502	1,733

Net Increase (Decrease) in Net Assets Resulting from Operations	1,401	4,245

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(286)	(2,039)
I-2	(13)	(137)
Class A	(2)	(39)

Total Distributions(a)	(301)	(2,215)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	37,040	(9,942)

Total Increase (Decrease) in Net Assets	38,140	(7,912)

Net Assets:

Beginning of period	109,409	117,321
End of period	$147,549	$109,409

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,950	$9,431
Net realized gain (loss)	(1,817)	4,155
Net change in unrealized appreciation (depreciation)	1,093	(1,426)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,226	12,160

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	0	(5,995)
I-2	0	(1,239)
Class A	0	(2,306)
Class C	0	(1,166)
Class R	0	(46	)(a)

Tax basis return of capital
Institutional Class	0	(967)
I-2	0	(206)
Class A	0	(444)
Class C	0	(320)
Class R	0	(12	)(a)

Total Distributions(b)	0	(12,701)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(39,388)	(75,862)

Total Increase (Decrease) in Net Assets	(34,162)	(76,403)

Net Assets:

Beginning of period	405,137	481,540
End of period	$370,975	$405,137

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class R Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Statement of Cash Flows PIMCO Global Core Asset Allocation Fund

Six Months Ended September 30, 2019 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$5,226

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,258,021)
Proceeds from sales of long-term securities	1,489,482
(Purchases) Proceeds from sales of short-term portfolio investments, net	(97,773)
(Increase) decrease in deposits with counterparty	(5,359)
(Increase) decrease in receivable for investments sold	(50,235)
(Increase) decrease in interest and/or dividends receivable	615
(Increase) decrease in dividends receivable from Affiliates	(47)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,559)
Proceeds from (Payments on) over the counter financial derivative instruments	(3,349)
(Increase) decrease in reimbursement receivable from PIMCO	41
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for investments purchased	65,642
Increase (decrease) in deposits from counterparty	2,427
Increase (decrease) in accrued investment advisory fees	(65)
Increase (decrease) in accrued supervisory and administrative fees	(9)
Increase (decrease) in accrued distribution fees	(14)
Increase (decrease) in accrued servicing fees	(5)
Proceeds from (Payments on) short sales transactions, net	(2,697)
Proceeds from (Payments on) foreign currency transactions	(606)
Increase (decrease) in other liabilities	(4)
Net Realized (Gain) Loss
Investments in securities	(2,214)
Investments in Affiliates	(1,258)
Exchange-traded or centrally cleared financial derivative instruments	1,077
Over the counter financial derivative instruments	3,605
Foreign currency	607
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,981)
Investments in Affiliates	1,513
Exchange-traded or centrally cleared financial derivative instruments	3,478
Over the counter financial derivative instruments	(2,918)
Foreign currency assets and liabilities	(185)
Net amortization (accretion) on investments	291
Net Cash Provided by (Used for) Operating Activities	142,704

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	30,931
Payments on shares redeemed	(74,187)
Proceeds from reverse repurchase agreements	568,509
Payments on reverse repurchase agreements	(667,729)
Proceeds from sale-buyback transactions	81,137
Payments on sale-buyback transactions	(81,137)
Net Cash Received from (Used for) Financing Activities	(142,476)

Net Increase (Decrease) in Cash and Foreign Currency	228

Cash and Foreign Currency:

Beginning of period	2,076
End of year period	$2,304

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$1,380

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 15.9%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.4%

Barclays PLC
3.548% (US0003M + 1.380%) due 05/16/2024 ~	$200	$199

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~	100	97

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~	100	100

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •	200	220

		616

INDUSTRIALS 0.2%

Woodside Finance Ltd.
4.600% due 05/10/2021	200	205

Total Corporate Bonds & Notes (Cost $813)		821

U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae UMBS
4.000% due 05/01/2047 - 06/01/2048	92	97

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	100	99
3.000% due 11/01/2049	1,700	1,725
3.500% due 11/01/2049	800	821
4.000% due 11/01/2049	1,000	1,038
4.500% due 11/01/2049	400	422

Total U.S. Government Agencies (Cost $4,201)		4,202

U.S. TREASURY OBLIGATIONS 5.0%

U.S. Treasury Bonds
3.000% due 02/15/2048	300	356
3.000% due 02/15/2049	200	239

U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	793	786
0.125% due 04/15/2022	316	314
1.000% due 02/15/2048	312	351
1.000% due 02/15/2049	504	571
1.375% due 02/15/2044	110	132
2.000% due 01/15/2026	517	575

U.S. Treasury Notes
2.375% due 08/15/2024	800	830
2.625% due 12/31/2025	200	212
2.625% due 02/15/2029	1,750	1,895
2.750% due 02/15/2024 (g)	100	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 09/30/2025	$500	$540
3.000% due 10/31/2025	500	540

Total U.S. Treasury Obligations (Cost $7,052)		7,446

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Impac Secured Assets Trust
2.178% due 03/25/2037 ^•	112	106

MortgageIT Trust
2.538% due 12/25/2035 •	116	116

Residential Asset Securitization Trust
6.000% due 04/25/2036 ^	115	84

Residential Funding Mortgage Securities, Inc. Trust
4.901% due 04/25/2037 ~	106	101

Total Non-Agency Mortgage-Backed Securities (Cost $410)		407

ASSET-BACKED SECURITIES 0.4%

Aames Mortgage Investment Trust
2.498% due 04/25/2036 •	183	172

Bear Stearns Asset-Backed Securities Trust
3.068% due 08/25/2037 •	147	129

Countrywide Asset-Backed Certificates
2.168% due 05/25/2037 •	53	52
2.258% due 04/25/2037 •	119	95

GSAMP Trust
2.993% due 03/25/2035 ^•	121	108

Total Asset-Backed Securities (Cost $540)		556

SOVEREIGN ISSUES 0.2%

Argentina Government International Bond
3.750% due 12/31/2038 þ	150	60
5.875% due 01/11/2028	50	20

Saudi Government International Bond
4.000% due 04/17/2025	200	215

Total Sovereign Issues (Cost $352)		295

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS (e) 5.2%
		7,699

U.S. TREASURY BILLS 1.4%
1.926% due 10/22/2019 - 11/07/2019 (a)(b)(i)	2,040	2,037

Total Short-Term Instruments (Cost $9,735)		9,736

Total Investments in Securities (Cost $23,103)		23,463

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 89.2%

MUTUAL FUNDS (d) 77.3%

PIMCO CommoditiesPLUS® Strategy Fund	949,754	$4,796

PIMCO Credit Opportunities Bond Fund	2,164,670	21,582

PIMCO Dynamic Bond Fund	2,064,537	22,029

PIMCO EqS® Long/Short Fund	253,294	2,806

PIMCO Mortgage Opportunities and Bond Fund	2,515,659	27,546

PIMCO RAE Worldwide Long/Short PLUS Fund	1,659,502	16,894

PIMCO RealEstateRealReturn Strategy Fund	423,385	3,959

PIMCO TRENDS Managed Futures Strategy Fund	1,450,938	14,437

Total Mutual Funds (Cost $112,392)		114,049

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.9%

PIMCO Short-Term Floating NAV Portfolio III	1,769,269	$17,503

Total Short-Term Instruments (Cost $17,498)		17,503

Total Investments in Affiliates (Cost $129,890)		131,552

Total Investments 105.1% (Cost $152,993)		$155,015

Financial Derivative Instruments (f)(h) (0.2)% (Cost or Premiums, net $234)		(337)

Other Assets and Liabilities, net (4.9)%		(7,129)

Net Assets 100.0%		$147,549

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.250%	09/30/2019	10/01/2019	$800	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(817)	$800	$800
FICC	1.500	09/30/2019	10/01/2019	3,599	U.S. Treasury Notes 2.250% due 03/31/2021	(3,677)	3,599	3,599
JPS	2.500	09/30/2019	10/01/2019	3,300	U.S. Treasury Notes 2.625% due 08/15/2020	(3,367)	3,300	3,300

Total Repurchase Agreements						$(7,861)	$7,699	$7,699

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.1)%
Canada Government Bond	2.750%	12/01/2048	CAD 200	$(189)	$(196)

Total Short Sales (0.1)%				$(189)	$(196)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$800	$0	$0	$0	$800	$(817)	$(17)
FICC	3,599	0	0	0	3,599	(3,677)	(78)
JPS	3,300	0	0	0	3,300	(3,367)	(67)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(196)	(196)	0	(196)

Total Borrowings and Other Financing Transactions	$7,699	$0	$0	$(196)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $(2) of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(43) at a weighted average interest rate of 2.091%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$111.250	11/22/2019	3	$6	$0	$0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	130.750	11/22/2019	4	4	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.250	11/22/2019	7	7	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.500	11/22/2019	8	8	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	1	1	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	133.000	11/22/2019	1	1	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	134.000	11/22/2019	4	4	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	77	77	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	17	17	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	285.000	11/22/2019	3	3	0	0
Put - CME 90-Day Eurodollar December Futures	98.125	12/16/2019	26	65	9	11

Total Purchased Options					$10	$11

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	26	$65	$(3)	$(2)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	26	65	(5)	(6)

Total Written Options					$(8)	$(8)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	1	$190	$0	$0	$0
U.S. Treasury 10-Year Note December Futures	12/2019	61	7,949	(69)	0	(5)

				$(69)	$0	$(5)

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	1	$(1)	$0	$0	$0
E-mini S&P 500 Index December Futures	12/2019	8	(1,191)	10	0	(6)
Euro STOXX 50 December Futures	12/2019	19	(736)	(5)	0	(8)
U.S. Treasury 2-Year Note December Futures	12/2019	3	(647)	2	0	0
U.S. Treasury 5-Year Note December Futures	12/2019	29	(3,455)	19	2	0
U.S. Treasury 30-Year Bond December Futures	12/2019	17	(2,759)	34	1	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	3	(576)	10	0	0
Volatility S&P 500 Index December Futures	12/2019	2	(37)	(1)	1	0
Volatility S&P 500 Index November Futures	11/2019	5	(91)	(2)	4	0
Volatility S&P 500 Index October Futures	10/2019	7	(120)	(1)	6	0
VSTOXX Mini December Futures	12/2019	15	(27)	(1)	0	0
VSTOXX Mini November Futures	11/2019	30	(56)	(3)	0	0
VSTOXX Mini October Futures	10/2019	45	(81)	(2)	2	0

				$60	$16	$(14)

Total Futures Contracts				$(9)	$16	$(19)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	792	$44	$12	$56	$2	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		1,100	19	5	24	1	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		200	4	0	4	0	0

						$67	$17	$84	$3	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.280%	Maturity	01/02/2023	BRL	1,900	$0	$4	$4	$0	$0
Pay	1-Year BRL-CDI	6.335	Maturity	01/02/2023		2,500	0	6	6	0	0
Pay	1-Year BRL-CDI	8.170	Maturity	01/02/2023		6,000	4	87	91	0	0
Receive	1-Year BRL-CDI	9.835	Maturity	01/02/2023		1,900	(54)	(8)	(62)	0	0
Pay(5)	3-Month CAD Bank Bill	1.700	Semi-Annual	12/18/2021	CAD	4,900	(1)	(8)	(9)	0	(2)
Pay(5)	3-Month CAD Bank Bill	1.700	Semi-Annual	12/18/2024		400	3	(3)	0	0	0
Receive(5)	3-Month CAD Bank Bill	1.900	Semi-Annual	12/18/2029		1,500	(2)	(14)	(16)	3	0
Receive(5)	3-Month CAD Bank Bill	2.200	Semi-Annual	12/18/2049		100	1	(7)	(6)	0	0
Pay(5)	3-Month CAD Bank Bill	2.200	Semi-Annual	12/18/2049		100	0	6	6	0	0
Pay(5)	3-Month CAD-Bank Bill	2.680	Semi-Annual	06/19/2029		4,100	16	113	129	0	(4)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		200	7	24	31	0	0
Pay	3-Month PLN-WIBOR	2.250	Annual	03/20/2024	PLN	1,800	5	12	17	0	0
Receive	3-Month PLN-WIBOR	2.000	Annual	06/19/2024		1,600	(4)	(3)	(7)	0	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	9,000	185	(19)	166	0	(2)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,100	(61)	(22)	(83)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		800	(41)	2	(39)	0	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		300	0	(26)	(26)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		200	11	(17)	(6)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	3-Month USD-LIBOR	1.750%	Semi-Annual	12/18/2026	$	1,300	$21	$0	$21	$0	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		800	10	(26)	(16)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		200	0	(16)	(16)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	118	(251)	(133)	2	0
Pay(5)	3-Month USD-LIBOR	2.840	Semi-Annual	06/19/2029		6,700	134	234	368	0	(1)
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		3,500	(460)	75	(385)	1	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		600	(2)	(1)	(3)	0	0
Pay(5)	3-Month USD-LIBOR	3.000	Semi-Annual	12/18/2049		1,900	513	75	588	2	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	3	2	0	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		200	0	4	4	0	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,300	(5)	(162)	(167)	0	(2)
Pay	3-Month ZAR-JIBAR	7.045	Quarterly	06/18/2024	ZAR	20,600	0	5	5	0	(3)
Receive	3-Month ZAR-JIBAR	6.930	Quarterly	06/19/2024		15,300	0	1	1	2	0
Pay(5)	6-Month AUD-BBR-BBSW	1.500	Semi-Annual	12/18/2024	AUD	3,200	18	44	62	0	(3)
Receive(5)	6-Month AUD-BBR-BBSW	2.860	Semi-Annual	06/19/2029		1,100	(2)	(49)	(51)	2	0
Pay(5)	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	12/18/2029		1,900	(1)	71	70	0	(5)
Receive	6-Month CZK-PRIBOR	1.750	Annual	03/20/2024	CZK	41,800	19	(33)	(14)	9	0
Receive	6-Month CZK-PRIBOR	2.000	Annual	06/19/2024		11,400	(7)	2	(5)	3	0
Pay(5)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021	EUR	7,600	87	(8)	79	3	0
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		4,500	(76)	(24)	(100)	0	(2)
Receive(5)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		5,300	(153)	(221)	(374)	7	0
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		1,000	80	(9)	71	0	(1)
Pay(5)	6-Month EUR-EURIBOR	1.000	Annual	12/18/2049		100	21	5	26	0	(1)
Pay(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	12/18/2021	GBP	4,700	(7)	22	15	10	0
Receive(5)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		8,300	(90)	(119)	(209)	0	(39)
Receive(5)	6-Month GBP-LIBOR	1.590	Semi-Annual	06/19/2029		3,400	(149)	(38)	(187)	0	(1)
Receive(5)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		2,400	(51)	(53)	(104)	0	(11)
Pay(5)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		1,100	6	203	209	0	(3)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024	HUF	472,300	(14)	78	64	0	(3)
Pay	6-Month HUF-BBR	0.648	Annual	08/09/2024		190,200	(2)	1	(1)	0	(2)
Pay(5)	6-Month JPY-LIBOR	0.000	Semi-Annual	12/18/2024	JPY	79,100	3	3	6	0	0
Receive(5)	6-Month JPY-LIBOR	0.000	Semi-Annual	12/18/2029		109,700	5	(9)	(4)	2	0
Receive	28-Day MXN-TIIE	8.038	Lunar	02/29/2024	MXN	36,200	(17)	(92)	(109)	3	0
Receive	28-Day MXN-TIIE	6.785	Lunar	09/11/2024		11,300	0	(6)	(6)	1	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	50	0	(6)	(6)	0	0
Pay	CPURNSA	2.296	Maturity	11/05/2033	$	530	44	0	44	0	0
Receive	CPURNSA	2.116	Maturity	02/19/2034		1,200	0	(61)	(61)	0	(5)
Pay	CPURNSA	2.218	Maturity	03/05/2034		60	0	4	4	0	0
Pay	CPURNSA	2.219	Maturity	03/05/2034		170	8	3	11	1	0
Receive	CPURNSA	2.206	Maturity	05/03/2034		400	0	(26)	(26)	0	(2)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	200	0	(6)	(6)	0	0
Pay	UKRPI	3.593	Maturity	11/15/2028		100	0	(1)	(1)	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		200	3	(5)	(2)	0	0
Receive	UKRPI	3.560	Maturity	11/15/2033		290	2	(2)	0	0	(2)
Pay	UKRPI	3.531	Maturity	02/15/2034		600	0	(8)	(8)	3	0
Receive	UKRPI	3.540	Maturity	03/15/2034		50	1	0	1	0	0
Pay	UKRPI	3.611	Maturity	05/15/2034		200	0	(1)	(1)	1	0

							$125	$(273)	$(148)	$55	$(94)

Total Swap Agreements							$192	$(256)	$(64)	$58	$(94)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11	$16	$60	$87	$(8)	$(19)	$(98)	$(125)

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

(g)

Securities with an aggregate market value of $49 and cash of $1,174 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $2 and liability of $(4) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	GBP	310	$	383	$2	$0
	10/2019	$	188	NZD	298	0	(1)
	10/2019		4	TRY	26	0	0
	10/2019		99	ZAR	1,509	1	0
	10/2019	ZAR	61	$	4	0	0
	11/2019	NZD	2,066		1,331	36	0
	11/2019	$	210	GBP	170	0	0
	12/2019	EUR	270	$	300	4	0
	12/2019	$	300	INR	21,760	5	0
	12/2019		200	MXN	3,979	0	(1)
BPS	10/2019	CZK	732	$	32	1	0
	10/2019	EUR	25		27	0	0
	10/2019	$	18	AUD	26	0	0
	10/2019		188	EUR	171	0	(2)
	10/2019		521	MXN	10,215	0	(5)
	10/2019		95	SEK	930	0	(1)
	10/2019		136	ZAR	1,940	0	(8)
	11/2019	SEK	930	$	96	1	0
	12/2019	AUD	443		300	1	0
	12/2019	GBP	160		200	2	0
	12/2019	INR	7,169		100	0	(1)
	12/2019	SEK	964		100	2	0
	12/2019	TWD	4,652		150	0	(1)
	12/2019	$	200	IDR	2,847,812	0	(1)
	12/2019		500	INR	36,377	10	0
	12/2019		100	KRW	120,722	1	0
	12/2019		400	NOK	3,598	0	(4)
BRC	10/2019	CAD	252	$	190	0	0
	10/2019	MXN	10,215		518	3	0
	10/2019	$	196	EUR	179	0	(1)
	10/2019		0	MXN	3	0	0
	10/2019		10	ZAR	141	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019	EUR	179	$	196	$1	$0
	12/2019	CLP	329,871		465	12	0
	12/2019	EUR	90		100	1	0
	12/2019	$	100	EUR	90	0	(1)
	12/2019		300	MYR	1,255	0	(1)
	12/2019		100	ZAR	1,490	0	(3)
	01/2020		511	MXN	10,215	0	(2)
CBK	10/2019	CAD	62	$	47	0	0
	10/2019	EUR	61		67	0	0
	10/2019	MXN	12,527		622	0	(12)
	10/2019	NZD	298		189	3	0
	10/2019	$	16	CAD	21	0	0
	10/2019		39	EUR	35	0	(1)
	10/2019		327	GBP	267	2	(1)
	10/2019		639	MXN	12,530	0	(5)
	10/2019		392	PEN	1,328	2	0
	10/2019		132	RUB	8,429	0	(2)
	10/2019		404	ZAR	5,768	0	(23)
	11/2019	GBP	68	$	84	0	0
	11/2019	MXN	845		43	0	0
	11/2019	PEN	331		97	0	(1)
	11/2019	$	5	COP	15,334	0	0
	11/2019		108	MXN	2,169	1	0
	12/2019	CLP	71,490	$	100	2	0
	12/2019	EUR	91		100	1	0
	12/2019	JPY	21,439		200	1	0
	12/2019	PEN	337		100	0	0
	12/2019	PHP	25,824		495	0	(1)
	12/2019	$	100	BRL	410	0	(2)
	12/2019		100	COP	340,386	0	(3)
	12/2019		100	EUR	89	0	(2)
	12/2019		100	JPY	10,650	0	(1)
	12/2019		199	PEN	674	0	0
	12/2019		300	SEK	2,911	0	(3)
	02/2020	PEN	1,328	$	390	0	(2)
GLM	10/2019	AUD	58		40	1	0
	10/2019	MXN	3		0	0	0
	10/2019	$	194	CAD	257	0	0
	10/2019		729	COP	2,335,259	0	(59)
	10/2019		8	EUR	7	0	0
	10/2019		26	GBP	21	0	0
	12/2019	AUD	295	$	200	0	0
	12/2019	CLP	72,594		100	0	0
	12/2019	KRW	118,960		100	1	0
	12/2019	PEN	336		100	1	0
	12/2019	PHP	5,230		100	0	(1)
	12/2019	$	400	INR	29,114	8	0
	12/2019		100	MYR	422	1	0
HUS	10/2019	AUD	98	$	66	0	0
	10/2019	CAD	2,823		2,123	0	(7)
	10/2019	$	2,157	CAD	2,859	1	0
	10/2019		23	CZK	547	0	0
	10/2019		27	GBP	22	0	0
	10/2019		261	TRY	1,503	3	0
	10/2019		12	ZAR	170	0	(1)
	11/2019	CAD	2,859	$	2,158	0	(1)
	11/2019	TWD	3,279		105	0	(1)
	11/2019	$	375	CNH	2,540	0	(20)
	11/2019		823	JPY	86,000	0	(25)

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019	$	72	NOK	640	$0	$(1)
	12/2019	KRW	1,496,092	$	1,241	2	(11)
	12/2019	NZD	467		300	7	0
	12/2019	RUB	6,800		100	0	(4)
	12/2019	$	100	GBP	82	2	0
	12/2019		873	KRW	1,058,751	11	0
	12/2019		100	NZD	158	0	(1)
	01/2020	CZK	545	$	23	0	0
IND	10/2019	EUR	63		69	1	0
JPM	10/2019	BRL	1,420		341	0	(1)
	10/2019	MXN	1,404		73	2	0
	10/2019	$	108	ARS	6,933	1	0
	10/2019		343	BRL	1,420	0	(1)
	10/2019		1,777	EUR	1,628	0	(3)
	10/2019		72	MXN	1,404	0	(1)
	10/2019		246	TRY	1,419	2	0
	11/2019	CNH	1,399	$	200	4	0
	11/2019	EUR	1,628		1,782	2	0
	11/2019	TWD	2,377		76	0	(1)
	12/2019	AUD	294		200	1	0
	12/2019	CAD	526		400	2	0
	12/2019	EUR	89		100	2	0
	12/2019	ILS	189		54	0	(1)
	12/2019	PHP	5,263		100	0	(1)
	12/2019	$	100	CHF	97	0	(2)
	12/2019		100	EUR	88	0	(3)
	12/2019		300	INR	21,982	8	0
	12/2019		400	NOK	3,597	0	(4)
	01/2020		258	MXN	5,148	0	(2)
	02/2020		21	HUF	6,218	0	(1)
MYI	10/2019	CHF	889	$	907	18	0
	10/2019	$	12	TRY	69	0	0
	11/2019	CHF	899	$	937	33	0
	11/2019	$	280	NOK	2,505	0	(4)
	11/2019		712	SEK	6,760	0	(24)
	11/2019		63	TWD	1,981	1	0
	12/2019	BRL	400	$	100	4	0
	12/2019	CHF	393		400	4	0
	12/2019	INR	83,798		1,153	0	(22)
	12/2019	KRW	357,618		300	1	0
	12/2019	SGD	359		259	0	(1)
	12/2019	$	278	MYR	1,168	0	0
	12/2019		200	TRY	1,197	7	0
NGF	11/2019	CNH	84	$	12	0	0
RBC	10/2019	PEN	1,328		391	0	(3)
	12/2019	AUD	291		200	3	0
	12/2019	MXN	2,040		100	0	(2)
	12/2019	$	200	NOK	1,789	0	(3)
	12/2019		100	SEK	957	0	(2)
RYL	11/2019	MXN	2,169	$	107	0	(2)
	12/2019	$	168	CNH	1,206	1	0
SCX	10/2019	BRL	1,420	$	343	1	0
	10/2019	EUR	1,871		2,076	37	0
	10/2019	SEK	930		96	2	0
	10/2019	$	341	BRL	1,420	1	0
	10/2019		11	TRY	61	0	0
	11/2019	CNH	1,057	$	151	3	0
	11/2019	$	342	BRL	1,420	0	(1)
	11/2019		98	RUB	6,422	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2019	$	631	IDR	9,181,085	$9	$0
	12/2019		1,082	INR	78,622	21	0
	12/2019		259	SGD	358	0	0
SOG	10/2019	GBP	8	$	10	0	0
	12/2019	RUB	6,547		97	0	(3)
UAG	10/2019	JPY	40,011		372	2	0
	10/2019	$	59	AUD	88	0	0
	10/2019		894	CHF	889	0	(4)
	10/2019		8	CZK	184	0	0
	10/2019		379	JPY	40,011	0	(9)
	11/2019	CHF	889	$	897	4	0
	11/2019	$	373	JPY	40,011	0	(2)
	12/2019	CNY	1,204	$	169	0	0
	12/2019	GBP	160		200	3	0

Total Forward Foreign Currency Contracts						$314	$(328)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC AUD versus USD	$	0.780	12/10/2019	1,300	$0	$0
	Call - OTC NZD versus USD		0.740	11/27/2019	1,500	0	0
	Put - OTC USD versus CAD	CAD	1.190	10/01/2019	620	0	0
	Put - OTC USD versus CAD		1.203	12/10/2019	900	0	0
	Put - OTC USD versus CHF	CHF	0.820	11/27/2019	1,300	0	0
HUS	Call - OTC EUR versus USD	$	1.270	10/16/2019	1,500	1	0
	Put - OTC USD versus CAD	CAD	1.180	10/15/2019	650	0	0

						$1	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	4,300	$16	$27
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	9,300	36	57
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	2,200	18	74
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	2,300	13	58
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	800	32	0

							$115	$216

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	$73.000	11/06/2019	3,000	$0	$0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	500	0	0

					$0	$0

Total Purchased Options					$116	$216

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	104	$(1)	$0
	Call - OTC USD versus BRL		4.171	10/11/2019	104	(1)	(1)
CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	104	0	0
	Call - OTC USD versus RUB		66.376	10/14/2019	104	0	0

						$(2)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	1,200	$(18)	$(90)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	1,200	(13)	(71)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	1,400	(16)	(39)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	3,000	(37)	(89)

							$(84)	$(289)

Total Written Options							$(86)	$(290)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	0.450%	Annual	09/19/2024	ILS	1,900	$0	$2	$2	$0
GLM	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	KRW	654,700	10	3	13	0
JPM	Pay	1-Year ILS-TELBOR	1.026	Annual	02/19/2024	ILS	6,000	4	59	63	0
	Receive	3-Month KRW-KORIBOR	1.690	Quarterly	04/17/2024	KRW	1,903,700	0	(34)	0	(34)
	Receive	3-Month KRW-KORIBOR	1.358	Quarterly	07/18/2024		1,259,700	(2)	(5)	0	(7)

								$12	$25	$78	$(41)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	ERAUSLT Index	30,992	2.381% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	$	10,119	$0	$(88)	$0	$(88)
CBK	Pay	S&P 500 Total Return Index	2,005	2.441% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019		12,127	0	91	91	0
GST	Receive	CMDSKEWLS Index	6,572	0.250%	Monthly	02/14/2020		1,466	0	(165)	0	(165)
JPM	Receive	ERAUSLT Index	54,862	2.261% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020		17,913	0	(154)	0	(154)
	Receive	JPQIPRL1 Index(4)	28,249	2.032%(1-Month USD-LIBOR less a specified spread)	Monthly	02/06/2020		29,264	0	(55)	0	(55)
	Pay	JPQIPRS1 Index(5)	3,499	2.087% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020		3,469	0	5	5	0
	Pay	JPQIPRS1 Index(6)	20,765	2.162%(1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020		20,585	0	42	42	0
	Receive	JMABDEWE Index	1,075	0.300%	Monthly	02/14/2020		1,231	(2)	(13)	0	(15)
	Receive	JMABFNJ2 Index(7)	35,400	0.000%	Monthly	02/14/2020		3,445	0	(30)	0	(30)
MEI	Pay	MLPIEMS1 Index(8)	80,083	1.016% (1-Month USD-LIBOR less a specified spread)	Monthly	07/27/2020		7,955	0	4	4	0
	Receive	MLPIEML1 Index(9)	92,028	2.536% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/27/2020		9,136	0	(12)	0	(12)
SOG	Pay	S&P 500 Total Return Index	2,856	2.311% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020		17,275	0	129	129	0

									$(2)	$(246)	$271	$(519)

Total Swap Agreements									$10	$(221)	$349	$(560)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$48	$0	$2	$50	$(2)	$(1)	$(88)	$(91)	$(41)	$151	$110
BPS	18	0	0	18	(23)	0	0	(23)	(5)	0	(5)
BRC	17	0	0	17	(9)	0	0	(9)	8	0	8
CBK	12	0	91	103	(59)	0	0	(59)	44	0	44
GLM	12	0	13	25	(60)	0	0	(60)	(35)	0	(35)
GST	0	0	0	0	0	0	(165)	(165)	(165)	0	(165)
HUS	26	0	0	26	(72)	0	0	(72)	(46)	0	(46)
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	24	0	110	134	(21)	0	(295)	(316)	(182)	0	(182)
MEI	0	0	4	4	0	0	(12)	(12)	(8)	0	(8)
MYC	0	216	0	216	0	(289)	0	(289)	(73)	0	(73)
MYI	68	0	0	68	(51)	0	0	(51)	17	0	17
RBC	3	0	0	3	(10)	0	0	(10)	(7)	0	(7)
RYL	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
SCX	75	0	0	75	(1)	0	0	(1)	74	0	74

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
SOG	$0	$0	$129	$129	$(3)	$0	$0	$(3)	$126	$0	$126
UAG	9	0	0	9	(15)	0	0	(15)	(6)	0	(6)

Total Over the Counter	$314	$216	$349	$879	$(328)	$(290)	$(560)	$(1,178)

(i)

Securities with an aggregate market value of $151 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2019:

Referenced Entity	% of Index	Value
Communication Services
RTL Group S.A.	0.3%	$88
Other Communication Services◀	5.8	1,696

Total Communication Services		$1,784

Consumer Discretionary
Berkeley Group Holdings PLC	0.3%	$88
L Brands, Inc.	0.3	88
PulteGroup, Inc.	0.3	88
Target Corp.	0.3	88
Other Consumer Discretionary◀	11.3	3,304

Total Consumer Discretionary		$3,656

Consumer Staples
Colruyt S.A.	0.3%	$88
Other Consumer Staples◀	6.0	1,755

Total Consumer Staples		$1,843

Energy
Cimarex Energy Co	0.3%	$88
ConocoPhillips	0.3	88
Enagas S.A.	0.3	88
HollyFrontier Corp.	0.3	88
Royal Dutch Shell PLC ‘A’	0.3	88
Woodside Petroleum Ltd.	0.3	88
Other Energy◀	4.0	1,170

Total Energy		$1,698

Referenced Entity	% of Index	Value
Financials
Aflac, Inc.	0.3%	$88
Athene Holding Ltd.	0.3	88
Bank Leumi Le-Israel BM	0.3	88
CI Financial Corp.	0.3	88
Cincinnati Financial Corp.	0.3	88
Direct Line Insurance Group PLC	0.2	59
KBC Group NV	0.3	88
Sampo Oyj ‘A’	0.3	88
Singapore Exchange Ltd.	0.3	88
Swedbank AB ‘A’	0.3	88
T Rowe Price Group, Inc.	0.3	88
Wells Fargo & Co.	0.3	88
Other Financials◀	12.5	3,656

Total Financials		$4,683

Health Care
BioMerieux	0.3%	$88
Bristol-Myers Squibb Co.	0.3	88
Henry Schein, Inc.	0.2	59
Roche Holding AG	0.3	88
Smith & Nephew PLC	0.3	88
Other Health Care◀	6.9	2,018

Total Health Care		$2,429

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Referenced Entity	% of Index	Value
Industrials
3M Co.	0.3%	$88
Alfa Laval AB	0.3	88
Cummins, Inc.	0.3	88
Geberit AG	0.3	88
Hochtief AG	0.3	88
Snap-on, Inc.	0.3	88
Societe BIC S.A.	0.3	88
Other Industrials◀	13.7	4,007

Total Industrials		$4,623

Information Technology
Check Point Software Technologies Ltd.	0.2%	$59
F5 Networks, Inc.	0.2	59
HP, Inc.	0.3	88
Intel Corp.	0.3	88
Juniper Networks, Inc.	0.2	59
Open Text Corp.	0.3	88
Skyworks Solutions, Inc.	0.3	88
Other Information Technology◀	8.7	2,546

Total Information Technology		$3,075

Referenced Entity	% of Index	Value
Materials
BHP Group Ltd.	0.3%	$88
International Paper Co.	0.3	88
Rio Tinto Ltd.	0.3	88
Rio Tinto PLC	0.3	88
Other Materials◀	6.8	1,989

Total Materials		$2,341

Real Estate
Other Real Estate◀	6.4%	$1,872

Total Real Estate		$1,872

Utilities
AGL Energy Ltd.	0.2%	$59
Red Electrica Corp. S.A.	0.2	59
Vistra Energy Corp.	0.3	88
Other Utilities◀	3.6	1,054

Total Utilities		$1,260

Total Value		$29,264

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2019.
(5)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2019:

Referenced Entity	% of Index	Value
Communication Services
Line Corp.	0.4%	$14
Snap Inc.	0.3	10
Tpg Telecom Ltd.	0.3	10
Other Communication Services◀	4.6	162

Total Communication Services		$196

Consumer Discretionary
PVH Corp	0.3%	$10
Sharp Corp.	0.4	14
Other Consumer Discretionary◀	11.9	414

Total Consumer Discretionary		$438

Consumer Staples
Barry Callebaut AG	0.3%	$10
Casino Guichard Perrachon S.A.	0.3	10
Kose Corp.	0.3	10
Pigeon Corp.	0.3	10
Shiseido Co. Ltd.	0.4	14
Other Consumer Staples◀	6.1	214

Total Consumer Staples		$268

Energy
Other Energy◀	3.8%	$134

Total Energy		$134

Referenced Entity	% of Index	Value
Financials
American International Group, Inc.	0.3%	$10
Bank of Kyoto Ltd.	0.3	10
Brighthouse Financial, Inc.	0.3	10
Credit Suisse Group AG	0.3	10
Fukuoka Financial Group, Inc.	0.3	10
Mitsubishi UFJ Financial Group, Inc.	0.3	10
Nomura Holdings, Inc.	0.3	10
Standard Chartered PLC	0.3	10
T&D Holdings, Inc.	0.3	10
Other Financials◀	11.8	410

Total Financials		$500

Health Care
Daiichi Sankyo Co. Ltd.	0.3%	$10
NMC Health PLC	0.3	10
Other Health Care◀	7.3	255

Total Health Care		$275

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Referenced Entity	% of Index	Value
Industrials
Daifuku Co. Ltd.	0.3%	$10
Japan Airport Terminal Co	0.4	14
JGC Corp.	0.3	10
Keisei Electric Railway Co Ltd.	0.3	10
MISUMI Group, Inc.	0.3	10
Mitsui OSK Lines Ltd.	0.3	10
MonotaRO Co. Ltd.	0.3	10
Nabtesco Corp.	0.3	10
Nidec Corp.	0.3	10
Nippon Yusen KK	0.4	14
SMC Corp/Japan	0.3	10
TOTO Ltd.	0.3	10
Wabtec Corp.	0.3	10
Other Industrials◀	13.1	455

Total Industrials		$593

Information Technology
Commscope Holding Company Inc.	0.3%	$10
DocuSign Inc	0.3	10
GMO Payment Gateway Inc	0.3	10
Yaskawa Electric Corp.	0.4	14
Other Information Technology◀	9.0	313

Total Information Technology		$357

Referenced Entity	% of Index	Value
Materials
First Quantum Minerals Ltd.	0.3%	$10
Mosaic Co.	0.3	10
Nippon Paint Holdings Co. Ltd.	0.4	14
Umicore S.A.	0.3	10
Other Materials◀	6.7	234

Total Materials		$278

Real Estate
British Land Company Public Limited Company	0.3%	$10
Prologis Inc	0.3	10
Shoei Company Ltd.	0.3	10
Tokyu Fudosan Holdings Corp.	0.3	10
Other Real Estate◀	6.2	217

Total Real Estate		$257

Utilities
Entergy Corp.	0.3%	$10
Fortum Oyj	0.3	10
Oersted AS	0.3	10
RWE AG	0.3	10
Other Utilities◀	3.8	133

Total Utilities		$173

Total Value		$3,469

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2019.
(6)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2019:

Referenced Entity	% of Index	Value
Communication Services
Line Corp.	0.4%	$82
Snap Inc.	0.3	62
Tpg Telecom Ltd.	0.3	62
Other Communication Services◀	4.6	946

Total Communication Services		$1,152

Consumer Discretionary
PVH Corp	0.3%	$62
Sharp Corp.	0.4	82
Other Consumer Discretionary◀	11.9	2,449

Total Consumer Discretionary		$2,593

Consumer Staples
Barry Callebaut AG	0.3%	$62
Casino Guichard Perrachon S.A.	0.3	62
Kose Corp.	0.3	62
Pigeon Corp.	0.3	62
Shiseido Co. Ltd.	0.4	82
Other Consumer Staples◀	6.1	1,255

Total Consumer Staples		$1,585

Referenced Entity	% of Index	Value
Energy
Other Energy◀	3.8%	$782

Total Energy		$782

Financials
American International Group, Inc.	0.3%	$62
Bank of Kyoto Ltd.	0.3	62
Brighthouse Financial, Inc.	0.3	62
Credit Suisse Group AG	0.3	62
Fukuoka Financial Group, Inc.	0.3	62
Mitsubishi UFJ Financial Group, Inc.	0.3	62
Nomura Holdings, Inc.	0.3	62
Standard Chartered PLC	0.3	62
T&D Holdings, Inc.	0.3	62
Other Financials◀	11.8	2,428

Total Financials		$2,986

Health Care
Daiichi Sankyo Co. Ltd.	0.3%	$62
NMC Health PLC	0.3	62
Other Health Care◀	7.3	1,502

Total Health Care		$1,626

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Referenced Entity	% of Index	Value
Industrials
Daifuku Co. Ltd.	0.3%	$62
Japan Airport Terminal Co	0.4	82
JGC Corp.	0.3	62
Keisei Electric Railway Co Ltd.	0.3	62
MISUMI Group, Inc.	0.3	62
Mitsui OSK Lines Ltd.	0.3	62
MonotaRO Co. Ltd.	0.3	62
Nabtesco Corp.	0.3	62
Nidec Corp.	0.3	62
Nippon Yusen KK	0.4	82
SMC Corp/Japan	0.3	62
TOTO Ltd.	0.3	62
Wabtec Corp.	0.3	62
Other Industrials◀	13.1	2,696

Total Industrials		$3,542

Information Technology
Commscope Holding Company Inc.	0.3%	$62
DocuSign Inc	0.3	62
GMO Payment Gateway Inc	0.3	62
Yaskawa Electric Corp.	0.4	82
Other Information Technology◀	9.0	1,852

Total Information Technology		$2,120

Referenced Entity	% of Index	Value
Materials
First Quantum Minerals Ltd.	0.3%	$62
Mosaic Co.	0.3	62
Nippon Paint Holdings Co. Ltd.	0.4	82
Umicore S.A.	0.3	62
Other Materials◀	6.7	1,378

Total Materials		$1,646

Real Estate
British Land Company Public Limited Company	0.3%	$62
Prologis Inc	0.3	62
Shoei Company Ltd.	0.3	62
Tokyu Fudosan Holdings Corp.	0.3	62
Other Real Estate◀	6.2	1,275

Total Real Estate		$1,523

Utilities
Entergy Corp.	0.3%	$62
Fortum Oyj	0.3	62
Oersted AS	0.3	62
RWE AG	0.3	62
Other Utilities◀	3.8	782

Total Utilities		$1,030

Total Value		$20,585

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2019.
(7)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2020 Futures	1.9%	$65
Cocoa March 2020 Futures	2.3	80
Gas Oil March 2020 Futures	2.1	74
Lead March 2020 Futures	0.6	21
New York Harbor ULSD March 2020 Futures	2.1	73
Nickel March 2020 Futures	1.7	59
NYMEX - Natural Gas March 2022 Futures	0.9	31
RBOB Gasoline March 2020 Futures	1.9	64
Zinc March 2020 Futures	2.5	85

Total Long Futures Contracts		$552

Cash	63.6%	$2,191

		$2,743

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	3.2%	$111
Arabica Coffee March 2020 Futures	1.9	67
Corn March 2020 Futures	2.3	78
Cotton No. 02 March 2020 Futures	2.4	84
Gold 100 oz. December 2019 Futures	3.7	126
Platinum January 2020 Futures	0.6	20
Silver December 2019 Futures	1.0	34
Soybeans March 2020 Futures	3.0	105
Wheat March 2020 Futures	2.3	77

Total Short Futures Contracts		$702

		$3,445

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

(8)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2019:

Referenced Entity	% of Index	Value
Communication Services
CD Projekt SA	0.5%	$40
Etihad Etisalat Co	0.6	48
iQIYI, Inc.	0.5	40
Total Access Communication PCL	0.7	56
Other Communication Services◀	4.0	317

Total Communication Services		$501

Consumer Discretionary
Meituan Dianping	0.7%	$56
Other Consumer Discretionary◀	7.4	588

Total Consumer Discretionary		$644

Consumer Staples
Anadolu Efes Biracilik Ve Malt Sanayii AS	0.6%	$48
China Resources Beer Holdings Co Ltd.	0.6	48
The Savola Group	0.7	56
Yihai International Holding Ltd.	0.6	48
Other Consumer Staples◀	7.7	612

Total Consumer Staples		$812

Energy
China Oilfield Services Ltd.	0.5%	$40
Gulf Energy Development Public Company Ltd.	1.0	80
Rabigh Refining & Petrochemical Co.	0.8	64
S-Oil Corp.	0.6	48
YPF SA	0.6	48
Other Energy◀	3.7	293

Total Energy		$573

Financials
Alpha Bank AE	0.7%	$56
China First Capital Group Ltd.	0.7	56
China Life Insurance Co Ltd.	0.6	48
Co for Cooperative Insurance	0.7	56
Habib Bank Ltd.	0.6	48
Itau Corpbanca SA	0.6	48
mBank SA	0.6	48
MMI Holdings Ltd/South Africa.	0.6	48
Muangthai Capital PCL	0.5	40
National Bank of Greece SA	0.7	56
Scotiabankinverlat - Scotia Liquidez SA de CV SIID	0.5	40
Security Bank Corp	0.7	56
Other Financials◀	14.2	1,128

Total Financials		$1,728

Referenced Entity	% of Index	Value
Health Care
TaiMed Biologics Inc.	0.7%	$56
Other Health Care◀	3.4	269

Total Health Care		$325

Industrials
AirAsia Berhad	0.6%	$48
Aselsan Elektronik Sanayi Ve Ticaret AS	0.6	48
China Southern Airlines Co Ltd.	0.6	48
COSCO SHIPPING Holdings Co Ltd.	0.6	48
Evergreen Marine Corp Taiwan Ltd.	0.7	56
Hiwin Technologies Corp.	0.6	48
Hyundai Heavy Industries Co Ltd.	0.6	48
Latam Airlines Group SA	0.8	64
Samsung Heavy Industries Co Ltd.	0.6	48
Other Industrials◀	7.8	618

Total Industrials		$1,074

Information Technology
Alibaba Pictures Group Ltd.	0.5%	$40
GDS Holdings Ltd.	0.6	48
Win Semiconductors Corp.	0.8	64
Other Information Technology◀	6.4	508

Total Information Technology		$660

Materials
Barito Pacific Tbk PT	0.9%	$72
Cia de Minas Buenaventura SAA	0.6	48
Pabrik Kertas Tjiwi Kimia Tbk PT	0.6	48
Press Metal Aluminium Holdings Bhd	0.6	48
Saudi Arabian Mining Co.	0.6	48
Semen Indonesia Persero Tbk PT	0.5	40
Zhaojin Mining Industry Co Ltd.	0.6	48
Other Materials◀	6.7	532

Total Materials		$884

Real Estate
China Jinmao Holdings Group Ltd.	0.5%	$40
Dar Al Arkan Real Estate Development Co.	0.5	40
Sime Darby Property Bhd	0.5	40
Other Real Estate◀	3.9	309

Total Real Estate		$429

Utilities
Pampa Energia SA	1.2%	$95
Other Utilities◀	2.9	230

Total Utilities		$325

Total Value		$7,955

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(9)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2019:

Referenced Entity	% of Index	Value
Communication Services
China Communications Services Corp Ltd.	0.5%	$46
China Telecom Corp Ltd.	0.6	55
Emirates Telecommunications Group Co PJSC	0.6	55
Megacable Holdings SAB de CV	0.5	46
SK Telecom Co Ltd.	0.5	46
Other Communication Services◀	5.0	456

Total Communication Services		$704

Consumer Discretionary
Cheng Shin Rubber Industry Co Ltd.	0.5%	$46
Coway Co Ltd.	0.7	64
Hankook Tire Co Ltd.	0.6	55
Kangwon Land Inc	0.5	46
KT&G Corp.	0.6	55
Truworths International Ltd.	0.5	46
Other Consumer Discretionary◀	7.0	639

Total Consumer Discretionary		$951

Consumer Staples
Standard Foods Corp	0.5%	$46
Other Consumer Staples◀	8.2	748

Total Consumer Staples		$794

Energy
China Shenhua Energy Co Ltd.	0.6%	$55
CNOOC Ltd.	0.5	46
LUKOIL PJSC	0.5	46
Oil & Gas Development Co Ltd.	0.5	46
Other Energy◀	3.0	273

Total Energy		$466

Financials
Agricultural Bank of China Ltd.	0.6%	$55
Bank of China Ltd.	0.6	55
China Construction Bank Corp.	0.6	55
China Minsheng Banking Corp Ltd.	0.5	46
Dubai Islamic Bank PJSC	0.6	55
Far East Horizon Ltd.	0.6	55
Industrial & Commercial Bank of China Ltd.	0.6	55
MCB Bank Ltd.	0.5	46
Moneta Money Bank AS	0.5	46
Shinhan Financial Group Co Ltd.	0.5	46
TMB Bank PCL	0.7	64
Other Financials◀	15.3	1,396

Total Financials		$1,974

Referenced Entity	% of Index	Value
Health Care
China Medical System Holdings Ltd.	0.5%	$46
China Resources Pharmaceutical Group Ltd.	0.6	55
Richter Gedeon Nyrt	0.5	46
Tong Ren Tang Technologies Co Ltd.	0.5	46
Other Health Care◀	3.3	300

Total Health Care		$493

Industrials
Beijing Capital International Airport Co Ltd.	0.5%	$46
Doosan Bobcat Inc.	0.6	55
Jiangsu Expressway Co Ltd.	0.6	55
LG Corp.	0.6	55
Shenzhen International Holdings Ltd.	0.7	64
TAV Havalimanlari Holding AS	0.6	55
Other Industrials◀	9.4	858

Total Industrials		$1,188

Information Technology
Lite-On Technology Corp	0.5%	$46
Samsung Electronics Co. Ltd.	0.7	64
Other Information Technology◀	4.7	428

Total Information Technology		$538

Materials
Angang Steel Co Ltd.	0.5%	$46
Korea Zinc Co. Ltd.	0.5	46
MMC Norilsk Nickel PJSC	0.6	55
PhosAgro PJSC	0.6	55
Severstal PJSC	0.5	46
Other Materials◀	8.5	776

Total Materials		$1,024

Real Estate
Fibra Uno Administracion SA de CV	0.6%	$55
Shenzhen Investment Ltd.	0.5	46
Shui On Land Ltd.	0.7	64
Other Real Estate◀	3.8	346

Total Real Estate		$511

Utilities
China Resources Power Holdings Co Ltd.	0.5%	$46
Enel Americas SA	0.6	55
Petronas Gas Bhd	0.5	46
Other Utilities◀	3.8	346

Total Utilities		$493

Total Value		$9,136

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2019.

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Futures	0	0	13	0	3	16
Swap Agreements	0	3	0	0	57	60

	$0	$3	$13	$0	$71	$87

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$314	$0	$314
Purchased Options	0	0	0	0	216	216
Swap Agreements	0	0	271	0	78	349

	$0	$0	$271	$314	$294	$879

	$0	$3	$284	$314	$365	$966

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	14	0	5	19
Swap Agreements	0	0	0	0	98	98

	$0	$0	$14	$0	$111	$125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$328	$0	$328
Written Options	0	0	0	1	289	290
Swap Agreements	210	0	309	0	41	560

	$210	$0	$309	$329	$330	$1,178

	$210	$0	$323	$329	$441	$1,303

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	12	12
Futures	0	0	(69)	0	34	(35)
Swap Agreements	0	7	0	0	(640)	(633)

	$0	$7	$(69)	$0	$(596)	$(658)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$368	$0	$368
Purchased Options	0	0	0	(4)	(5)	(9)
Written Options	0	0	0	9	(26)	(17)
Swap Agreements	89	0	(1,005)	0	(4)	(920)

	$89	$0	$(1,005)	$373	$(35)	$(578)

	$89	$7	$(1,074)	$373	$(631)	$(1,236)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	13	0	10	23
Swap Agreements	0	18	0	0	228	246

	$0	$18	$13	$0	$240	$271

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(28)	$0	$(28)
Purchased Options	0	0	0	0	120	120
Written Options	0	0	0	4	(149)	(145)
Swap Agreements	(228)	0	99	0	26	(103)

	$(228)	$0	$99	$(24)	$(3)	$(156)

	$(228)	$18	$112	$(24)	$237	$115

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$616	$0	$616
Industrials	0	205	0	205
U.S. Government Agencies	0	4,202	0	4,202
U.S. Treasury Obligations	0	7,446	0	7,446
Non-Agency Mortgage-Backed Securities	0	407	0	407
Asset-Backed Securities	0	556	0	556
Sovereign Issues	0	295	0	295
Short-Term Instruments
Repurchase Agreements	0	7,699	0	7,699
U.S. Treasury Bills	0	2,037	0	2,037
	$0	$23,463	$0	$23,463
Investments in Affiliates, at Value
Mutual Funds	$114,049	$0	$0	$114,049
Short-Term Instruments
Central Funds Used for Cash Management Purposes	17,503	0	0	17,503
	$131,552	$0	$0	$131,552
Total Investments	$131,552	$23,463	$0	$155,015

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(196)	$0	$(196)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	58	0	85
Over the counter	0	879	0	879
	$27	$937	$0	$964

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(27)	$(94)	$0	$(121)
Over the counter	0	(1,178)	0	(1,178)
	$(27)	$(1,272)	$0	$(1,299)
Total Financial Derivative Instruments	$0	$(335)	$0	$(335)
Totals	$131,552	$22,932	$0	$154,484

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.5%

CORPORATE BONDS & NOTES 10.3%

BANKING & FINANCE 7.6%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$1,500	$1,536

Bank of America Corp.
5.875% due 03/15/2028 •(e)		290	314

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		900	936

Deutsche Bank AG
4.250% due 10/14/2021		2,800	2,841

ING Bank NV
2.625% due 12/05/2022		800	819

International Lease Finance Corp.
8.250% due 12/15/2020		200	214

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	30,000	4,422

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~		$300	301

Navient Corp.
5.000% due 10/26/2020		200	203

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	7,700	1,135
2.500% due 10/01/2047		2	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		28,400	4,183
2.500% due 10/01/2047		8	1

Realkredit Danmark A/S
2.500% due 07/01/2047		45	7

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$500	501
4.519% due 06/25/2024 •		300	316

State Bank of India
3.253% (US0003M + 0.950%) due 04/06/2020 ~		1,000	1,002

Toronto-Dominion Bank
2.250% due 03/15/2021		1,200	1,206

UBS AG
2.450% due 12/01/2020		2,800	2,812

UniCredit SpA
7.830% due 12/04/2023		4,500	5,280

			28,029

INDUSTRIALS 2.0%

BAT Capital Corp.
2.765% due 08/14/2020 •		800	802

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom Corp.
2.650% due 01/15/2023	$200	$200

Broadcom, Inc.
3.125% due 04/15/2021	200	202
3.125% due 10/15/2022	500	507

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~	300	301

eBay, Inc.
2.750% due 01/30/2023	400	405

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~	1,000	1,000

Hyundai Capital America
2.945% due 09/18/2020 •	2,100	2,104

Microchip Technology, Inc.
3.922% due 06/01/2021	100	102

Mylan NV
3.750% due 12/15/2020	1,500	1,522

NXP BV
4.125% due 06/01/2021	200	205

VMware, Inc.
3.900% due 08/21/2027	100	103

		7,453

UTILITIES 0.7%

American Transmission Systems, Inc.
5.250% due 01/15/2022	100	107

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	700	703
3.253% (US0003M + 0.950%) due 07/15/2021 ~	1,100	1,110

Georgia Power Co.
4.250% due 12/01/2019	400	401

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	400	399

		2,720

Total Corporate Bonds & Notes (Cost $37,458)		38,202

U.S. GOVERNMENT AGENCIES 30.9%

Fannie Mae UMBS
4.000% due 10/01/2040	7	7

Fannie Mae UMBS, TBA
3.500% due 11/01/2049 - 12/01/2049	51,840	53,198
4.000% due 11/01/2049	55,700	57,839

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
2.578% due 07/15/2041 •		$930	$936

Ginnie Mae
2.266% due 08/20/2068 •		784	770
2.444% due 02/20/2049 •		2,011	2,009

Total U.S. Government Agencies (Cost $114,737)			114,759

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Alliance Bancorp Trust
2.258% due 07/25/2037 •		332	307

Bear Stearns Adjustable Rate Mortgage Trust
4.069% due 02/25/2036 ^~		87	83
4.315% due 07/25/2036 ^~		127	123
4.433% due 08/25/2033 ~		66	65

Countrywide Alternative Loan Trust
3.446% due 02/25/2036 •		170	162

Countrywide Home Loan Mortgage Pass-Through Trust
2.658% due 03/25/2035 •		74	75
3.816% due 09/20/2036 ^~		95	84
6.000% due 04/25/2036		288	236

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	1,600	1,972

Structured Adjustable Rate Mortgage Loan Trust
4.039% due 01/25/2035 ~		$14	14

Structured Asset Mortgage Investments Trust
2.307% due 07/19/2035 •		36	36

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	1,699	2,094

WaMu Mortgage Pass-Through Certificates Trust
2.348% due 01/25/2045 •		$2,056	2,044

Total Non-Agency Mortgage-Backed Securities (Cost $7,362)			7,295

ASSET-BACKED SECURITIES 4.4%

ACE Securities Corp. Home Equity Loan Trust
3.818% due 06/25/2034 •		113	113

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		64	66

Argent Mortgage Loan Trust
2.498% due 05/25/2035 •		551	531

Argent Securities Trust
2.168% due 07/25/2036 •		388	339

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	500	546

CIFC Funding Ltd.
3.136% due 10/25/2027 •		$560	559

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		1,595	1,617

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
2.158% due 05/25/2035 •		$66	$64
2.268% due 03/25/2037 •		600	574

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		700	694

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		651	651

First Franklin Mortgage Loan Trust
2.488% due 11/25/2036 •		1,200	1,093

Fremont Home Loan Trust
2.153% due 10/25/2036 •		725	683

Halcyon Loan Advisors Funding Ltd.
3.198% due 04/20/2027 •		333	334

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		577	430

Long Beach Mortgage Loan Trust
2.318% due 01/25/2036 •		1,600	1,517

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		510	506

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	273

Mountain View CLO Ltd.
3.103% due 10/15/2026 •		$358	356

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •		280	280

OCP CLO Ltd.
3.103% due 07/15/2027 •		270	270

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		1,993	2,015

TICP CLO Ltd.
3.118% due 04/20/2028 •		250	250

Tralee CLO Ltd.
3.308% due 10/20/2027 •		600	600

Venture CLO Ltd.
2.944% due 02/28/2026 •		683	681
3.183% due 07/15/2027 •		500	501

WhiteHorse Ltd.
3.233% due 04/17/2027 •		862	861

Total Asset-Backed Securities (Cost $15,674)			16,404

SOVEREIGN ISSUES 3.4%

Argentina Government International Bond
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	2,500	33
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		1,778	13
79.499% (ARLLMONP) due 06/21/2020 ~(a)		33,758	254

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	1,384	329

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

France Government International Bond
2.000% due 05/25/2048 (h)	EUR	800	$1,228

Italy Buoni Poliennali Del Tesoro
3.850% due 09/01/2049		500	787

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,500	840
6.150% due 08/12/2032		4,400	1,491

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	1,150	7

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,059

Saudi Government International Bond
4.000% due 04/17/2025		1,580	1,695

Spain Government International Bond
2.150% due 10/31/2025 (h)	EUR	3,700	4,608

United Kingdom Gilt
3.500% due 01/22/2045	GBP	123	237

Total Sovereign Issues (Cost $13,183)			12,581

		SHARES
COMMON STOCKS 18.3%

COMMUNICATION SERVICES 1.2%

Alphabet, Inc. ‘A’ (b)		420	513

Alphabet, Inc. ‘C’ (b)		421	513

AT&T, Inc.		16,700	632

BT Group PLC		10,219	23

Comcast Corp. ‘A’		5,355	241

Discovery, Inc. ‘A’ (b)		5,600	149

Discovery, Inc. ‘C’ (b)		7,100	175

Facebook, Inc. ‘A’ (b)		4,005	713

Fox Corp. ‘A’		1,000	32

Fox Corp. ‘B’ (b)		1,800	57

Hakuhodo DY Holdings, Inc.		5,000	72

KDDI Corp.		6,771	177

Konami Holdings Corp.		400	19

Nippon Telegraph & Telephone Corp.		2,910	139

NTT DOCOMO, Inc.		10,644	271

Proximus SADP		6,020	179

Quebecor, Inc. ‘B’		6,400	145

RTL Group S.A.		2,474	119

SoftBank Group Corp.		4,900	192

Telstra Corp. Ltd.		16,386	39

Viacom, Inc. ‘B’		7,624	183

			4,583

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 2.0%

ABC-Mart, Inc.	1,100	$70

Amazon.com, Inc. (b)	426	739

AutoZone, Inc. (b)	189	205

Bandai Namco Holdings, Inc.	1,300	81

Barratt Developments PLC	19,270	153

Berkeley Group Holdings PLC	3,710	191

Compass Group PLC	2,133	55

Darden Restaurants, Inc.	907	107

eBay, Inc.	5,200	203

Fiat Chrysler Automobiles NV	685	9

GrandVision NV	49,701	1,489

Greene King PLC	147,648	1,538

H&R Block, Inc.	6,643	157

Hennes & Mauritz AB ‘B’	4,968	96

Home Depot, Inc.	1,434	333

Honda Motor Co. Ltd.	7,165	185

L Brands, Inc.	1,700	33

Las Vegas Sands Corp.	5,787	334

Marks & Spencer Group PLC	3,567	8

Mazda Motor Corp.	5,300	47

Nissan Motor Co. Ltd.	4,500	28

Norwegian Cruise Line Holdings Ltd. (b)	1,100	57

Pandora A/S	794	32

Persimmon PLC	4,668	125

Peugeot S.A.	4,491	112

PulteGroup, Inc.	3,900	142

Rakuten, Inc.	7,400	73

Sands China Ltd.	17,040	77

Sekisui Chemical Co. Ltd.	1,500	23

Starbucks Corp.	2,400	212

Subaru Corp.	3,800	107

Tapestry, Inc.	1,300	34

Target Corp.	3,000	321

Valeo S.A.	1,377	45

Wesfarmers Ltd.	5,421	146

		7,567

CONSUMER STAPLES 1.3%

Alimentation Couche-Tard, Inc. ‘B’	4,600	141

Altria Group, Inc.	4,720	193

Bunge Ltd.	100	6

Campbell Soup Co.	2,500	117

Clorox Co.	2,069	314

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

	SHARES	MARKET VALUE (000S)

Coca-Cola European Partners PLC	1,800	$100

Colgate-Palmolive Co.	3,700	272

Colruyt S.A.	134	7

General Mills, Inc.	4,000	221

Hershey Co.	700	109

Hormel Foods Corp.	3,800	166

Imperial Brands PLC	771	17

Japan Tobacco, Inc.	8,235	180

JM Smucker Co.	600	66

Kimberly-Clark Corp.	3,774	536

Kirin Holdings Co. Ltd.	6,310	134

Metro, Inc.	4,000	176

PepsiCo, Inc.	4,955	679

Philip Morris International, Inc.	3,717	282

Procter & Gamble Co.	5,500	684

Suntory Beverage & Food Ltd.	1,900	81

Walgreens Boots Alliance, Inc.	5,600	310

Woolworths Group Ltd.	7,528	190

		4,981

ENERGY 0.7%

Aker BP ASA	7,477	200

Baker Hughes a GE Co.	3,400	79

ConocoPhillips	7,432	424

Devon Energy Corp.	6,900	166

Eni SpA	10,434	160

HollyFrontier Corp.	2,931	157

Kinder Morgan, Inc.	3,500	72

Lundin Petroleum AB	522	16

Phillips 66	1,200	123

Royal Dutch Shell PLC ‘A’	20,030	587

Royal Dutch Shell PLC ‘B’	9,517	280

Valero Energy Corp.	1,000	85

Woodside Petroleum Ltd.	2,651	58

		2,407

FINANCIALS 2.3%

3i Group PLC	14,860	213

ABN AMRO Bank NV	3,741	66

Aflac, Inc.	13,600	711

Ally Financial, Inc.	500	17

American Express Co.	1,800	213

Ameriprise Financial, Inc.	400	59

	SHARES	MARKET VALUE (000S)

Banco Bilbao Vizcaya Argentaria S.A.	49,159	$256

Bank Leumi Le-Israel BM	26,261	187

Cincinnati Financial Corp.	2,000	233

Citizens Financial Group, Inc.	4,926	174

Comerica, Inc.	500	33

Direct Line Insurance Group PLC	35,460	131

Discover Financial Services	4,182	339

DNB ASA	10,610	187

Fifth Third Bancorp	11,568	317

Franklin Resources, Inc.	6,700	193

Gjensidige Forsikring ASA	5,548	110

Hannover Rueck SE	1,047	177

Huntington Bancshares, Inc.	13,415	191

IGM Financial, Inc.	7,919	225

Industrivarden AB ‘C’	3,594	79

Investor AB ‘B’	7,890	386

JPMorgan Chase & Co.	2,737	322

KBC Group NV	3,418	222

KKR & Co., Inc.	7,700	207

Macquarie Group Ltd.	1,294	114

Magellan Financial Group Ltd.	404	14

Mediobanca SpA	14,568	159

MetLife, Inc.	2,800	132

ORIX Corp.	13,427	200

Poste Italiane SpA	6,922	79

Progressive Corp.	2,600	201

Raiffeisen Bank International AG	541	13

S&P Global, Inc.	930	228

Sampo Oyj ‘A’	4,670	186

Singapore Exchange Ltd.	7,200	44

Swedbank AB ‘A’	7,769	112

Synchrony Financial	8,036	274

T Rowe Price Group, Inc.	3,809	435

Wells Fargo & Co.	13,983	705

Westpac Banking Corp.	15,414	308

Zions Bancorporation	2,400	107

Zurich Insurance Group AG	217	83

		8,642

HEALTH CARE 2.7%

AbbVie, Inc.	3,276	248

AmerisourceBergen Corp.	500	41

Amgen, Inc.	2,322	449

Astellas Pharma, Inc.	19,982	284

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Bayer AG	128	$9

Biogen, Inc. (b)	1,053	245

Bristol-Myers Squibb Co.	3,100	157

Cardinal Health, Inc.	1,900	90

Carl Zeiss Meditec AG	330	38

Celgene Corp. (b)	1,900	189

Cerner Corp.	3,300	225

Cronos Group, Inc. (b)	3,400	31

DaVita, Inc. (b)	2,400	137

Edwards Lifesciences Corp. (b)	200	44

Eisai Co. Ltd.	100	5

Eli Lilly & Co.	800	89

Gilead Sciences, Inc.	4,173	265

H Lundbeck A/S	1,264	42

Henry Schein, Inc. (b)	4,400	279

Hoya Corp.	3,100	253

Johnson & Johnson	4,868	630

Koninklijke Philips NV	7,161	332

McKesson Corp.	300	41

Medidata Solutions, Inc. (b)	17,593	1,610

Merck & Co., Inc.	5,395	454

Novartis AG	1,901	165

Novo Nordisk A/S ‘B’	3,272	168

Olympus Corp.	668	9

Orion Oyj ‘B’	1,844	69

Pfizer, Inc.	4,504	162

Roche Holding AG	3,189	928

Shionogi & Co. Ltd.	2,600	144

Siemens Healthineers AG	3,157	124

Smith & Nephew PLC	10,570	255

Sonova Holding AG	841	196

Spark Therapeutics, Inc. (b)	14,880	1,443

Suzuken Co. Ltd.	400	21

UCB S.A.	1,009	73

Universal Health Services, Inc. ‘B’	346	51

Veeva Systems, Inc. (b)	500	76

		10,071

INDUSTRIALS 2.9%

3M Co.	1,400	230

Acuity Brands, Inc.	500	67

Advanced Disposal Services, Inc. (b)	50,043	1,630

	SHARES	MARKET VALUE (000S)

Aena SME S.A.	510	$93

Air Canada (b)	800	26

Alstom S.A.	6,795	282

Ashtead Group PLC	7,035	196

Aurizon Holdings Ltd.	16,322	65

Boeing Co.	553	210

Brambles Ltd.	22,828	176

Caterpillar, Inc.	1,355	171

ComfortDelGro Corp. Ltd.	28,400	49

CSX Corp.	4,000	277

Cummins, Inc.	2,100	342

Dover Corp.	3,441	343

East Japan Railway Co.	200	19

Eaton Corp. PLC	5,750	478

Eiffage S.A.	72	8

Experian PLC	5,106	163

Hochtief AG	264	30

Honeywell International, Inc.	2,139	362

Illinois Tool Works, Inc.	1,400	219

Johnson Controls International PLC	5,500	241

JTEKT Corp.	3,200	37

KION Group AG	1,084	57

Masco Corp.	2,300	96

Minebea Mitsumi, Inc.	2,900	46

Mitsubishi Heavy Industries Ltd.	3,100	121

Norfolk Southern Corp.	1,400	252

PACCAR, Inc.	2,300	161

Parker-Hannifin Corp.	1,900	343

Persol Holdings Co. Ltd.	2,100	40

Sandvik AB	8,879	138

SG Holdings Co. Ltd.	2,400	59

SGS S.A.	102	253

SKF AB ‘B’	1,415	23

Snap-on, Inc.	1,484	232

Societe BIC S.A.	538	36

Southwest Airlines Co.	2,600	140

Spirit AeroSystems Holdings, Inc. ‘A’	900	74

Thomson Reuters Corp.	6,800	455

Union Pacific Corp.	1,619	262

United Airlines Holdings, Inc. (b)	1,300	115

WABCO Holdings, Inc. (b)	12,346	1,651

West Japan Railway Co.	4,000	338

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

	SHARES	MARKET VALUE (000S)

Wolters Kluwer NV	533	$39

		10,645

INFORMATION TECHNOLOGY 3.8%

Accenture PLC ‘A’	3,445	663

Apple, Inc.	7,235	1,620

Brother Industries Ltd.	6,719	122

Cadence Design Systems, Inc. (b)	2,300	152

Check Point Software Technologies Ltd. (b)	1,400	153

Cisco Systems, Inc.	6,325	313

Citrix Systems, Inc.	1,761	170

Cypress Semiconductor Corp.	71,946	1,679

FUJIFILM Holdings Corp.	3,900	171

Hewlett Packard Enterprise Co.	3,100	47

HP, Inc.	8,738	165

Intel Corp.	10,373	535

International Business Machines Corp.	3,546	516

Intuit, Inc.	714	190

Juniper Networks, Inc.	7,700	191

Lam Research Corp.	1,392	322

Mastercard, Inc. ‘A’	262	71

Micro Focus International PLC	259	4

Micron Technology, Inc. (b)	5,746	246

Microsoft Corp. (i)	15,235	2,118

Nomura Research Institute Ltd.	2,300	46

NTT Data Corp.	5,000	64

Omron Corp.	1,300	71

Open Text Corp.	1,500	61

Oracle Corp.	10,803	594

Paychex, Inc.	1,000	83

PayPal Holdings, Inc. (b)	1,600	166

QUALCOMM, Inc.	2,400	183

Sage Group PLC	20,592	175

Seagate Technology PLC	2,051	110

Texas Instruments, Inc.	3,113	402

Tokyo Electron Ltd.	1,000	190

Trend Micro, Inc.	1,900	90

VeriSign, Inc. (b)	1,000	189

Versum Materials, Inc.	30,757	1,628

Visa, Inc. ‘A’	1,369	235

VMware, Inc. ‘A’	700	105

Xerox Holdings Corp.	4,100	123

		13,963

	SHARES	MARKET VALUE (000S)
MATERIALS 0.6%

Akzo Nobel NV	921	$82

Anglo American PLC	6,378	147

Arkema S.A.	1,007	94

BHP Group PLC	2,988	64

Celanese Corp.	1,600	196

Covestro AG	2,837	140

Dow, Inc. (b)	2,500	119

Evraz PLC	7,833	45

Fortescue Metals Group Ltd.	4,706	28

Hitachi Chemical Co. Ltd.	1,200	39

International Paper Co.	4,439	186

Koninklijke DSM NV	1,733	208

Lanxess AG	448	27

Mondi PLC	3,220	62

Nitto Denko Corp.	2,500	120

Packaging Corp. of America	1,400	149

Rio Tinto Ltd.	3,074	192

Rio Tinto PLC	3,073	159

Shin-Etsu Chemical Co. Ltd.	1,300	139

Showa Denko KK	2,000	52

Taiheiyo Cement Corp.	1,600	43

Tosoh Corp.	2,500	33

UPM-Kymmene Oyj	1,137	34

		2,358

REAL ESTATE 0.2%

Aroundtown S.A.	16,545	135

Kerry Properties Ltd.	6,500	20

New World Development Co. Ltd.	171,307	222

Swire Pacific Ltd. ‘A’	5,000	47

Swire Properties Ltd.	50,050	157

Vonovia SE	1,398	71

		652

UTILITIES 0.6%

AES Corp.	6,051	99

AGL Energy Ltd.	2,067	27

Emera, Inc.	2,400	105

Enagas S.A.	5,129	119

Endesa S.A.	11,044	290

Enel SpA	72,953	545

Hydro One Ltd.	1,400	26

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Iberdrola S.A.	26,718	$278

PPL Corp.	6,300	198

Red Electrica Corp. S.A.	3,563	72

Snam SpA	13,034	66

United Utilities Group PLC	6,028	61

Vistra Energy Corp.	6,500	174

		2,060

Total Common Stocks (Cost $66,617)		67,929

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Nationwide Building Society
10.250% ~	7,273	1,404

Total Preferred Securities (Cost $1,416)		1,404

REAL ESTATE INVESTMENT TRUSTS 2.7%

REAL ESTATE 2.7%

Alexandria Real Estate Equities, Inc.	5,231	806

American Tower Corp. (i)	5,622	1,243

Apartment Investment & Management Co.	15,920	830

CapitaLand Mall Trust	4,900	9

Dexus	4,851	39

Duke Realty Corp.	25,773	875

Equinix, Inc. (i)	1,692	976

Equity Residential (i)	10,992	948

Gecina S.A.	1,837	289

Goodman Group	4,576	44

Invitation Homes, Inc.	18,141	537

Link REIT	23,805	263

Mirvac Group	79,662	165

RioCan Real Estate Investment Trust	19,510	388

Segro PLC	1,445	14

Simon Property Group, Inc.	3,750	584

SmartCentres Real Estate Investment Trust	9,500	233

Sun Communities, Inc.	6,255	929

Ventas, Inc.	9,738	711

Total Real Estate Investment Trusts (Cost $7,715)		9,883

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 13.1%

REPURCHASE AGREEMENTS (g) 11.1%
			$41,111

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
7.349% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	12,670	122

U.S. TREASURY BILLS 2.0%
1.971% due 11/21/2019 (c)(d)(l)		$7,455	7,436

Total Short-Term Instruments (Cost $48,846)			48,669

Total Investments in Securities (Cost $313,008)			317,126

		SHARES
INVESTMENTS IN AFFILIATES 42.8%

MUTUAL FUNDS (f) 17.9%

PIMCO Mortgage Opportunities and Bond Fund		6,084,383	66,624

Total Mutual Funds (Cost $66,648)			66,624

SHORT-TERM INSTRUMENTS 24.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.9%

PIMCO Short-Term Floating NAV Portfolio III		9,325,685	92,259

Total Short-Term Instruments (Cost $92,251)			92,259

Total Investments in Affiliates (Cost $158,899)			158,883

Total Investments 128.3% (Cost $471,907)			$476,009

Financial Derivative Instruments (j)(k) 1.1% (Cost or Premiums, net $3,723)			3,935

Other Assets and Liabilities, net (29.4)%			(108,969)

Net Assets 100.0%			$370,975

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.250%	09/30/2019	10/01/2019	$10,500	U.S. Treasury Notes 2.125% due 12/31/2022	$(10,722)	$10,500	$10,501
FICC	1.500	09/30/2019	10/01/2019	102	U.S. Treasury Notes 2.250% due 03/31/2021	(106)	102	102
SAL	2.500	09/30/2019	10/01/2019	10,500	U.S. Treasury Notes 2.250% due 03/31/2021	(10,715)	10,500	10,501
SSB	0.900	09/30/2019	10/01/2019	309	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(318)	309	309
TDM	2.300	09/30/2019	10/01/2019	19,700	U.S. Treasury Inflation Protected Securities 0.750% due 02/15/2045	(20,309)	19,700	19,701

Total Repurchase Agreements						$(42,170)	$41,111	$41,114

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BPS	(0.450)%	07/18/2019	10/17/2019	EUR	(891)	$(970)
	(0.380)	07/18/2019	10/17/2019		(4,244)	(4,622)

Total Reverse Repurchase Agreements						$(5,592)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.4)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$19,800	$(20,048)	$(20,091)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$10,501	$(5,592)	$0	$4,909	$(5,199)	$(290)
FICC	102	0	0	102	(106)	(4)
GRE	0	0	0	0	(187)	(187)
SAL	10,501	0	0	10,501	(10,715)	(214)
SSB	309	0	0	309	(318)	(9)
TDM	19,701	0	0	19,701	(20,309)	(608)

Total Borrowings and Other Financing Transactions	$41,114	$(5,592)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(5,592)	$0	$0	$(5,592)

Total Borrowings	$0	$(5,592)	$0	$0	$(5,592)

Payable for reverse repurchase agreements					$(5,592)

(h)	Securities with an aggregate market value of $5,683 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.
(i)

Securities with an aggregate market value of $4,872 have been pledged as collateral as of September 30, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(97,904) at a weighted average interest rate of 2.097%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$111.250	11/22/2019	5	$10	$0	$(1)
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.500	11/22/2019	778	778	7	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	545	545	5	1

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	$116.000	11/22/2019	613	$613	$5	$1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.500	11/22/2019	15	15	0	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	127.000	11/22/2019	108	108	1	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	285.000	11/22/2019	6	6	0	0

					$18	$2

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,600.000	12/20/2019	31	$3	$375	$51
Put - CBOE S&P 500	2,700.000	03/20/2020	30	3	370	182
Put - CBOE S&P 500	2,800.000	06/19/2020	26	3	346	291

					$1,091	$524

Total Purchased Options					$1,109	$526

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude November 2019 Futures	$59.000	10/17/2019	24	$24	$(25)	$(9)
Put - NYMEX Natural Gas December 2019 Futures	2.250	11/25/2019	12	120	(7)	(8)
Put - NYMEX Natural Gas December 2019 Futures	2.350	11/25/2019	12	120	(8)	(13)
Put - NYMEX Natural Gas December 2019 Futures	2.550	11/25/2019	12	120	(12)	(24)
Put - NYMEX Natural Gas November 2019 Futures	2.000	10/28/2019	12	120	(8)	(2)
Call - NYMEX Natural Gas November 2019 Futures	2.500	10/28/2019	12	120	(6)	(6)

					$(66)	$(62)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,500.000	12/20/2019	31	$3	$(291)	$(31)
Put - CBOE S&P 500	2,600.000	03/20/2020	30	3	(294)	(135)
Put - CBOE S&P 500	2,700.000	06/19/2020	26	3	(276)	(230)

					$(861)	$(396)

Total Written Options					$(927)	$(458)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	14	$	1,392	$(8)	$1	$(8)
Brent Crude December Futures	10/2019	9		533	(66)	0	(16)
Brent Crude January Futures	11/2019	5		292	(14)	0	(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent Crude March Futures	01/2020	11	$	633	$(13)	$0	$(17)
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	963		5	(1)	0	0
Canada Government 10-Year Bond December Futures	12/2019	36		3,875	(9)	1	(10)
Cocoa March Futures	03/2020	32		786	49	0	(11)
Cotton No. 2 December Futures	12/2019	12		365	15	0	0
DAX Index December Futures	12/2019	1		338	1	4	0
E-mini NASDAQ 100 Index December Futures	12/2019	60		9,325	(160)	96	0
E-mini S&P 500 Index December Futures	12/2019	79		11,765	(112)	63	0
Euro STOXX 600 December Futures	12/2019	1		21	0	0	0
Euro-Bobl December Futures	12/2019	16		2,366	(17)	2	0
Euro-BTP Italy Government Bond December Futures	12/2019	287		35,829	(5)	26	(1)
Euro-Bund 10-Year Bond December Futures	12/2019	6		1,140	0	3	(15)
Euro-Buxl 30-Year Bond December Futures	12/2019	18		4,267	(87)	0	(36)
FTSE 100 Index December Futures	12/2019	35		3,177	41	31	(2)
FTSE/MIB Index December Futures	12/2019	1		120	2	1	0
Gas Oil March Futures	03/2020	13		736	33	0	(12)
Hang Seng China Enterprises Index October Futures	10/2019	28		1,824	(8)	4	(6)
IBEX 35 Index October Futures	10/2019	1		101	2	1	0
Japan Government 10-Year Bond December Futures	12/2019	7		10,036	(4)	0	(14)
Lead March Futures	03/2020	4		214	6	6	0
Natural Gas March Futures	02/2020	12		300	(19)	0	(6)
Natural Gas November Futures	10/2019	4		93	(9)	0	(4)
New York Harbor ULSD March Futures	02/2020	9		697	0	0	(15)
Nickel March Futures	03/2020	6		612	(36)	0	(36)
Nikkei 225 Index December Futures	12/2019	5		506	12	4	(4)
Platinum January Futures	01/2020	24		1,067	(86)	0	(56)
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	61		1	0	0	0
RBOB Gasoline March Futures	02/2020	10		639	(7)	0	(15)
S&P/Toronto Stock Exchange 60 December Futures	12/2019	5		752	0	0	(4)
Topix Index December Futures	12/2019	29		4,259	160	0	(49)
U.S. Treasury 10-Year Note December Futures	12/2019	709		92,392	(638)	0	(67)
U.S. Treasury 30-Year Bond December Futures	12/2019	134		21,750	(496)	0	(5)
United Kingdom Long Gilt December Futures	12/2019	51		8,418	39	37	0
WTI Crude November Futures	10/2019	7		378	(50)	0	(13)
Zinc March Futures	03/2020	14		830	15	15	0

					$(1,470)	$295	$(430)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum March Futures	03/2020	25	$	(1,084)	$41	$41	$0
Arabica Coffee March Futures	03/2020	17		(667)	(9)	0	(2)
CAC 40 Index October Futures	10/2019	1		(62)	(1)	0	(1)
Call Options Strike @ USD 64.000 on Brent Crude December 2019 Futures(1)	10/2019	24		(18)	7	14	0
Call Options Strike @ USD 67.000 on Brent Crude January 2020 Futures(1)	11/2019	12		(9)	6	5	0
Call Options Strike @ USD 70.000 on Brent Crude January 2020 Futures(1)	11/2019	12		(6)	12	3	0
Corn March Futures	03/2020	38		(759)	(35)	0	(30)
Cotton No. 2 March Futures	03/2020	27		(831)	(27)	1	0
Euro STOXX 50 December Futures	12/2019	263		(10,191)	(135)	0	(108)
Euro-Schatz December Futures	12/2019	866		(106,028)	182	0	(33)

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Gold 100 oz. December Futures	12/2019	22	$	(3,240)	$15	$77	$0
JPX Nikkei Index 400 December Futures	12/2019	2		(26)	(1)	0	0
Mini MSCI Emerging Markets Index December Futures	12/2019	551		(27,602)	769	0	(135)
Natural Gas December Futures	11/2019	13		(326)	16	5	0
OMX Stockholm 30 Index October Futures	10/2019	1		(17)	0	0	0
Silver December Futures	12/2019	4		(340)	21	13	0
Soybean March Futures	03/2020	22		(1,023)	(44)	0	(22)
SPI 200 Index December Futures	12/2019	16		(1,804)	(4)	3	(9)
U.S. Treasury 5-Year Note December Futures	12/2019	634		(75,540)	366	30	0
Wheat March Futures	03/2020	30		(754)	(11)	0	(13)

					$1,168	$192	$(353)

Total Futures Contracts					$(302)	$487	$(783)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.191%	$	900	$(27)	$14	$(13)	$1	$0
Boston Scientific Corp.	(1.000)	Quarterly	06/20/2020	0.044		1,200	(31)	23	(8)	0	0
Cigna Corp.	(1.000)	Quarterly	03/20/2021	0.092		200	(6)	3	(3)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.142		700	(16)	10	(6)	0	0

							$(80)	$50	$(30)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR	330	$6	$(2)	$4	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		100	0	0	0	0	0

							$6	$(2)	$4	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	5,200	$(100)	$(4)	$(104)	$0	$(3)
iTraxx Crossover 32 5-Year Index	(5.000)	Quarterly	12/20/2024	EUR	100	(16)	2	(14)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Index/Tranches	Fixed (Pay) Rate		Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
iTraxx Europe Main 31 5-Year Index	(1.000	) %	Quarterly	06/20/2024	EUR	100	$(3)	$0	$(3)	$0	$0

							$(119)	$(2)	$(121)	$0	$(3)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	3,680	$9	$(437)	$(428)	$11	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		700	2	(155)	(153)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		1,499	12	(359)	(347)	4	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		880	2	(210)	(208)	3	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2025		10,800	(25)	895	870	0	(3)
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		7,300	83	(399)	(316)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,970	112	(152)	(40)	0	0
Receive(7)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		20,280	(61)	(1,384)	(1,445)	2	0
Receive(7)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		19,600	0	(1,396)	(1,396)	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		1,550	38	167	205	0	0
Pay	3-Month USD-LIBOR	1.360	Semi-Annual	09/27/2029		810	(8)	(8)	(16)	0	0
Pay	3-Month USD-LIBOR	1.530	Semi-Annual	09/27/2029		810	(3)	(1)	(4)	0	0
Receive(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		2,423	24	(9)	15	1	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,860	(187)	538	351	3	0
Pay	6-Month EUR-EURIBOR	0.220	Annual	09/26/2029	EUR	530	(4)	0	(4)	0	(1)
Pay	6-Month EUR-EURIBOR	0.270	Annual	09/30/2029		530	(4)	(3)	(7)	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		1,317	(94)	0	(94)	0	(1)
Pay	6-Month GBP-LIBOR	0.590	Semi-Annual	09/25/2029	GBP	560	(5)	1	(4)	2	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		501	20	2	22	2	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	1,080,000	388	82	470	0	(7)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/20/2024		1,220,000	470	126	596	0	(10)
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	12/20/2044		513,000	113	1,412	1,525	0	(8)

							$882	$(1,290)	$(408)	$31	$(31)

Total Swap Agreements							$689	$(1,244)	$(555)	$32	$(34)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$526	$487	$32	$1,045	$(458)	$(783)	$(36)	$(1,277)

Cash of $9,111 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(2) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2019		CAD	93	$		71	$1	$0
	10/2019		ZAR	27,908			1,812	0	(29)
	11/2019		NZD	883			554	0	0
BPS	10/2019		BRL	23,201			5,581	0	(3)
	10/2019		CLP	325,833			451	4	0
	10/2019		DKK	43,870			6,706	301	0
	10/2019		IDR	6,944,133			486	0	(3)
	10/2019		KRW	576,395			482	0	0
	10/2019		SEK	2,120			217	2	0
	10/2019		TRY	2,834			486	0	(14)
	10/2019	$		5,571		BRL	23,201	13	0
	10/2019			449		CLP	325,833	0	(2)
	10/2019			476		KRW	576,395	6	0
	10/2019			973		PHP	50,853	8	0
	11/2019			5,570		BRL	23,201	1	0
	11/2019			218		SEK	2,120	0	(2)
	12/2019		HKD	569	$		73	0	0
	12/2019		TWD	60,911			1,958	0	(16)
	12/2019	$		1,921		IDR	27,693,425	13	0
	12/2019			274		SGD	378	0	0
	12/2019			1,657		TWD	51,294	5	0
BRC	10/2019		MXN	9,311	$		478	7	0
	10/2019	$		2,520		INR	185,092	92	0
	10/2019			487		KRW	590,663	6	0
	10/2019			1,894		MXN	37,321	0	(7)
	10/2019			996		ZAR	14,011	0	(71)
	10/2019		ZAR	18,354	$		1,215	4	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	10/2019		AUD	54	$		37	$0	$0
	10/2019		BRL	11,033			2,649	0	(6)
	10/2019		DKK	12,223			1,874	90	0
	10/2019		EUR	5,980			6,581	63	0
	10/2019		PEN	9,448			2,780	0	(22)
	10/2019	$		2,637		BRL	11,033	18	0
	10/2019			1,334		CAD	1,777	8	0
	10/2019			636		NZD	1,007	0	(6)
	10/2019			2,787		PEN	9,448	15	0
	11/2019		PEN	5,296	$		1,560	0	(8)
	12/2019	$		281		PHP	14,667	1	0
	01/2020		PEN	4,152	$		1,219	0	(7)
DUB	10/2019	$		482		MXN	9,435	0	(6)
GLM	10/2019		AUD	210	$		144	3	0
	10/2019		CHF	542			550	7	0
	10/2019		DKK	3,480			534	26	0
	10/2019		MXN	32,722			1,632	3	(26)
	10/2019		PHP	25,487			492	0	0
	10/2019		RUB	224,384			3,368	0	(86)
	10/2019		TRY	2,813			487	0	(8)
	10/2019	$		487		INR	34,957	6	0
	10/2019			487		PHP	25,487	5	0
	11/2019			235		ARS	15,513	0	(10)
	11/2019			961		RUB	63,346	10	0
	12/2019		CLP	615,800	$		906	61	0
	12/2019		THB	7,261			237	0	0
HUS	10/2019		CLP	320,764			442	2	0
	10/2019		IDR	6,896,894			488	2	0
	10/2019		SEK	185			19	0	0
	10/2019		TRY	5,627			968	0	(21)
	10/2019	$		492		KRW	586,647	0	(3)
	10/2019			482		MXN	9,722	10	0
	10/2019			487		PHP	25,500	5	0
	10/2019			2,637		RUB	168,307	0	(46)
	11/2019		TWD	54,887	$		1,753	0	(22)
	12/2019		HKD	10,848			1,383	0	(2)
	12/2019		KRW	6,503,671			5,365	0	(70)
	12/2019	$		2,480		HKD	19,452	4	0
	12/2019			2,251		INR	165,039	63	0
	12/2019			2,137		KRW	2,539,547	0	(15)
IND	10/2019			937		RUB	61,670	12	0
JPM	10/2019		ARS	38,520	$		599	0	(7)
	10/2019		BRL	3,837			921	0	(2)
	10/2019		CLP	327,556			458	9	0
	10/2019		IDR	20,697,120			1,457	4	(5)
	10/2019		INR	185,344			2,520	0	(96)
	10/2019	$		937		BRL	3,837	0	(14)
	10/2019			1,726		GBP	1,427	28	0
	10/2019			489		IDR	6,905,470	0	(2)
	10/2019			487		INR	34,658	2	0
	10/2019			486		MXN	9,557	0	(2)
	10/2019			1,940		ZAR	27,830	0	(104)
	11/2019		TWD	17,635	$		562	0	(8)
	12/2019	$		3,574		IDR	50,953,956	0	(15)
	01/2020		BRL	1,384	$		360	29	0
	02/2020	$		2,644		PLN	10,511	0	(18)
MYI	10/2019		BRL	8,332	$		2,001	0	(5)
	10/2019	$		2,001		BRL	8,332	4	0

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2019	$		2,227		CHF	2,180	$0	$(43)
	10/2019			440		JPY	47,200	0	(4)
	10/2019			937		ZAR	13,805	0	(27)
RBC	10/2019			2,610		MXN	51,216	0	(18)
RYL	10/2019		CLP	651,667	$		901	7	0
	10/2019	$		983		CLP	706,408	0	(14)
	10/2019			464		MXN	9,311	8	0
	10/2019			239		SEK	2,305	0	(5)
	03/2020		CNH	2,574	$		359	0	0
SCX	10/2019		DKK	4,390			653	12	0
	11/2019		TWD	22,004			703	0	(8)
SOG	10/2019		GBP	1,662			2,033	0	(11)
	10/2019		PHP	25,487			488	0	(3)
	10/2019	$		980		PHP	50,974	4	0
SSB	10/2019		CLP	331,282	$		464	9	0
	10/2019		NOK	60			7	0	0
	12/2019		HKD	5,547			710	1	0
TOR	10/2019		EUR	3,878			4,306	79	0
UAG	10/2019		CHF	1,638			1,649	8	0
	10/2019		JPY	1,262,871			11,734	54	0
	10/2019	$		9,349		DKK	63,797	0	(35)
	10/2019			10,759		EUR	9,858	0	(14)
	10/2019			11,523		JPY	1,215,671	0	(280)
	10/2019			3,466		RUB	224,384	0	(13)
	10/2019			504		ZAR	7,791	10	0
	11/2019		EUR	9,858	$		10,786	14	0
	11/2019	$		1,530		CHF	1,516	0	(6)
	11/2019			11,761		JPY	1,262,871	0	(55)
	12/2019			396		CNY	2,828	0	0
	01/2020		DKK	63,798	$		9,424	38	0

Total Forward Foreign Currency Contracts								$1,197	$(1,325)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,683.000	10Y USISDA 2.677	03/20/2020	2,980	$69	$1

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC USD versus INR	INR	80.500	10/18/2019	8,205	$72	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	124,100	$4,913	$8

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$108.500	10/03/2019	16,600	$1	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.500	10/03/2019	47,200	2	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	73.000	11/06/2019	21,200	1	0
JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	73.000	11/06/2019	10,300	0	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	55,700	2	0

					$6	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	02/13/2020	8,300	$831	$1,010

Total Purchased Options					$5,891	$1,019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	900	$(1)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	2,600	(4)	(1)
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	900	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	600	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	600	(1)	(1)
BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	1,000	(1)	0
CBK	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.900	11/20/2019	4,200	(5)	(1)
DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	1,200	(2)	(1)
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	1,300	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	2,500	(3)	(1)

						$(21)	$(6)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC USD versus INR	INR	71.500	10/18/2019	4,102	$(70)	$(51)

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(3)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	11,400	$(100)	$0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	(291)	(7)
JPM	Cap - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	8,600	(23)	22
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	8,600	(23)	23
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	11,700	(132)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	5,200	(96)	(1)

						$(665)	$37

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.485%	10/16/2019	810	$(3)	$(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.645	10/16/2019	810	(7)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.645	10/16/2019	810	(7)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.805	10/16/2019	810	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	10/23/2019	810	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	10/23/2019	810	(7)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.565	10/23/2019	810	(7)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	10/23/2019	810	(3)	(2)
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.270	10/01/2019	530	(4)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.270	10/01/2019	530	(4)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.067	10/22/2019	530	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.160	10/22/2019	530	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.160	10/22/2019	530	(3)	(3)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.257	10/22/2019	530	(1)	(1)
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.040	10/15/2019	540	(4)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.040	10/15/2019	540	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.070	10/15/2019	540	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	10/15/2019	540	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.054	10/24/2019	540	(1)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150%	10/24/2019	540	$(3)	$(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.150	10/24/2019	540	(3)	(3)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.252	10/24/2019	540	(1)	(1)
CBK	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.530	10/23/2019	550	(2)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.660	10/23/2019	550	(5)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.660	10/23/2019	550	(5)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.790	10/23/2019	550	(2)	(1)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.180	10/02/2019	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.345	10/02/2019	800	(7)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.345	10/02/2019	800	(7)	(17)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.510	10/02/2019	800	(3)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.464	10/09/2019	810	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.614	10/09/2019	810	(7)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.614	10/09/2019	810	(7)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.764	10/09/2019	810	(3)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.005	10/10/2019	530	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	10/10/2019	530	(4)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.150	10/10/2019	530	(4)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	10/10/2019	530	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.665	10/09/2019	550	(2)	(4)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.800	10/09/2019	550	(5)	(11)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	10/09/2019	550	(5)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.935	10/09/2019	550	(2)	0
HUS	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.640	10/16/2019	550	(2)	(4)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.773	10/16/2019	550	(5)	(10)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.773	10/16/2019	550	(5)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.910	10/16/2019	550	(2)	0
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.030	10/17/2019	530	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.180	10/17/2019	530	(1)	(2)
MYC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.150	10/01/2019	530	(1)	(1)

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.390%	10/01/2019	530	$(1)	$0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.080	10/03/2019	530	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	10/03/2019	530	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.190	10/03/2019	530	(4)	(3)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.310	10/03/2019	530	(2)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.030	10/08/2019	530	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	10/08/2019	530	(4)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.150	10/08/2019	530	(4)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.270	10/08/2019	530	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.070	10/17/2019	530	(4)	(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.070	10/17/2019	530	(4)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.480	10/02/2019	560	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.620	10/02/2019	560	(6)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.620	10/02/2019	560	(6)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.760	10/02/2019	560	(2)	0

							$(216)	$(165)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(4)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	55,800	$(43)	$(36)

Total Written Options						$(1,015)	$(221)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN 4Q19	$6.080	Maturity	12/31/2019	2,700	$0	$(2)	$0	$(2)
	Pay	EXFUMARG 4Q19	11.080	Maturity	12/31/2019	1,650	0	(1)	0	(1)
	Receive	FUELCO 4Q19	16.150	Maturity	12/31/2019	33	0	0	0	0
	Pay	FUELCO 4Q19	13.500	Maturity	12/31/2019	600	0	7	7	0
GST	Pay	Cotton No. 2 December Futures	73.580	Maturity	11/08/2019	350,000	0	44	44	0
	Pay	EBOBFUEL 4Q19	26.450	Maturity	12/31/2019	300	0	(1)	0	(1)
JPM	Pay	Cotton No. 2 December Futures	63.200	Maturity	11/08/2019	250,000	0	6	6	0
MYC	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	600	0	0	0	0
	Pay	EXFUMARG 4Q19	11.150	Maturity	12/31/2019	1,650	0	(1)	0	(1)

							$0	$52	$57	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(6)	Notional Amount(7)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
										Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.442%	$	3,900	$10	$1	$11	$0
JPM	Deutsche Bank AG	1.000	Quarterly	12/20/2021	2.896	EUR	400	(83)	65	0	(18)

								$(73)	$66	$11	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	1,520	$(33)	$46	$13	$0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		1,600	(47)	62	15	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		597	(19)	26	7	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		8,800	(423)	536	113	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		8,400	(534)	642	108	0
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		11,900	(618)	771	153	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		7,100	(235)	300	65	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,800	(81)	107	26	0

							$(1,990)	$2,490	$500	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	3-Month KRW-KORIBOR	1.430%	Quarterly	07/01/2029	KRW	100	$0	$0	$0	$0

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Pay	DWRTFT Index	143	2.291% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/13/2020	$	1,638	$0	$(24)	$0	$(24)
	Pay	DWRTFT Index	169	2.362% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/22/2020		1,966	0	3	3	0
	Receive	NDUEEGF Index	83,891	2.245% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/17/2020		40,557	0	(1,017)	0	(1,017)
FBF	Receive	Swiss Market Index	430	0.000%	Maturity	12/20/2019	CHF	4,286	0	37	37	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	$	100	0	0	0	0
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019		6,500	39	(120)	0	(81)

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Pay	DWRTFT Index	29	2.362% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	$	337	$0	$1	$1	$0
	Receive	JP1RTLT Index	92,133	2.309% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020		4,013	0	(7)	0	(7)
MEI	Receive	NDUEACWF Index	450,182	1.850% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/26/2020		113,000	0	3,783	3,783	0
MYI	Receive	NDUEACWF Index	1,598	1.838% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/12/2020		396	0	19	19	0

									$39	$2,675	$3,843	$(1,129)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	52,142	2.302% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	$	6,647	$0	$12	$12	$0
GST	Pay	iBoxx USD Investment Grade Corporate Bond ETF	125,441	2.332% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2020		15,991	0	28	28	0

									$0	$40	$40	$0

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity		Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	GOLDLNPM Index	(10)	7.023%	Maturity	07/29/2020	$6,604	$0	$340	$340	$0
	Pay	GOLDLNPM Index	(10)	7.840	Maturity	09/09/2020	357	0	20	20	0
JPM	Receive	GOLDLNPM Index	(10)	3.861	Maturity	07/29/2020	5,929	0	(138)	0	(138)
	Receive	GOLDLNPM Index	(10)	3.976	Maturity	07/29/2020	675	0	(16)	0	(16)
	Receive	GOLDLNPM Index	(10)	4.268	Maturity	09/09/2020	357	0	(8)	0	(8)

								$0	$198	$360	$(162)

Total Swap Agreements								$(2,024)	$5,521	$4,811	$(1,314)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(11)
BOA	$1	$1,010	$0	$1,011	$(29)	$(33)	$0	$(62)	$949	$0	$949
BPS	353	0	10	363	(40)	(16)	(1,044)	(1,100)	(737)	397	(340)
BRC	109	0	12	121	(78)	(69)	0	(147)	(26)	0	(26)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(11)
CBK	$195	$0	$0	$195	$(49)	$(13)	$0	$(62)	$133	$0	$133
DBL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	0	0	13	13	(6)	0	0	(6)	7	(20)	(13)
FBF	0	0	37	37	0	0	0	0	37	0	37
GLM	121	0	0	121	(130)	(59)	0	(189)	(68)	(170)	(238)
GST	0	0	675	675	0	(1)	(82)	(83)	592	(611)	(19)
HUS	86	0	11	97	(179)	(15)	0	(194)	(97)	0	(97)
IND	12	0	0	12	0	0	0	0	12	0	12
JPM	72	8	7	87	(273)	42	(187)	(418)	(331)	(10)	(341)
MEI	0	0	3,936	3,936	0	0	0	0	3,936	(3,420)	516
MYC	0	0	65	65	0	(55)	(1)	(56)	9	(44)	(35)
MYI	4	1	19	24	(79)	0	0	(79)	(55)	(40)	(95)
RBC	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
RYL	15	0	0	15	(19)	0	0	(19)	(4)	0	(4)
SCX	12	0	0	12	(8)	0	0	(8)	4	0	4
SOG	4	0	0	4	(14)	0	0	(14)	(10)	0	(10)
SSB	10	0	0	10	0	0	0	0	10	0	10
TOR	79	0	0	79	0	0	0	0	79	0	79
UAG	124	0	26	150	(403)	0	0	(403)	(253)	0	(253)

Total Over the Counter	$1,197	$1,019	$4,811	$7,027	$(1,325)	$(221)	$(1,314)	$(2,860)

(l)

Securities with an aggregate market value of $499 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)	YOY options may have a series of expirations.
(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)	Variance Swap

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

(11)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$524	$0	$2	$526
Futures	179	0	207	0	101	487
Swap Agreements	0	1	0	0	31	32

	$179	$1	$731	$0	$134	$1,045

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,197	$0	$1,197
Purchased Options	0	0	1	0	1,018	1,019
Swap Agreements	417	511	3,883	0	0	4,811

	$417	$511	$3,884	$1,197	$1,018	$7,027

	$596	$512	$4,615	$1,197	$1,152	$8,072

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$62	$0	$396	$0	$0	$458
Futures	276	0	318	0	189	783
Swap Agreements	0	3	0	0	33	36

	$338	$3	$714	$0	$222	$1,277

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,325	$0	$1,325
Written Options	0	6	0	51	164	221
Swap Agreements	167	18	1,048	0	81	1,314

	$167	$24	$1,048	$1,376	$245	$2,860

	$505	$27	$1,762	$1,376	$467	$4,137

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(659)	$0	$(41)	$(700)
Written Options	82	0	579	0	28	689
Futures	(666)	0	540	0	(2,732)	(2,858)
Swap Agreements	0	(649)	0	0	2,441	1,792

	$(584)	$(649)	$460	$0	$(304)	$(1,077)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,438	$0	$1,438
Purchased Options	0	(9)	86	(5)	2,039	2,111
Written Options	0	61	(18)	0	(1,575)	(1,532)
Swap Agreements	31	(9)	(4,032)	0	(1,612)	(5,622)

	$31	$43	$(3,964)	$1,433	$(1,148)	$(3,605)

	$(553)	$(606)	$(3,504)	$1,433	$(1,452)	$(4,682)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(38)	$0	$(8)	$(46)
Written Options	47	0	(23)	0	(4)	20
Futures	(383)	0	(326)	0	782	73
Swap Agreements	0	98	0	0	(3,623)	(3,525)

	$(336)	$98	$(387)	$0	$(2,853)	$(3,478)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(533)	$0	$(533)
Purchased Options	0	7	(55)	(15)	(97)	(160)
Written Options	0	(5)	(2)	51	295	339
Swap Agreements	76	186	2,167	0	843	3,272

	$76	$188	$2,110	$(497)	$1,041	$2,918

	$(260)	$286	$1,723	$(497)	$(1,812)	$(560)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$28,029	$0	$28,029
Industrials	0	7,453	0	7,453
Utilities	0	2,720	0	2,720
U.S. Government Agencies	0	114,759	0	114,759
Non-Agency Mortgage-Backed Securities	0	7,295	0	7,295
Asset-Backed Securities	0	16,404	0	16,404
Sovereign Issues	0	12,581	0	12,581

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Common Stocks
Communication Services	$4,583	$0	$0	$4,583
Consumer Discretionary	7,567	0	0	7,567
Consumer Staples	4,981	0	0	4,981
Energy	2,407	0	0	2,407
Financials	8,642	0	0	8,642
Health Care	10,071	0	0	10,071
Industrials	10,645	0	0	10,645
Information Technology	13,963	0	0	13,963
Materials	2,358	0	0	2,358
Real Estate	652	0	0	652
Utilities	2,060	0	0	2,060
Preferred Securities
Banking & Finance	0	1,404	0	1,404
Real Estate Investment Trusts
Real Estate	9,883	0	0	9,883
Short-Term Instruments
Repurchase Agreements	0	41,111	0	41,111
Argentina Treasury Bills	0	122	0	122
U.S. Treasury Bills	0	7,436	0	7,436
	$77,812	$239,314	$0	$317,126

Investments in Affiliates, at Value
Mutual Funds	66,624	0	0	66,624
Short-Term Instruments
Central Funds Used for Cash Management Purposes	92,259	0	0	92,259
	$158,883	$0	$0	$158,883
Total Investments	$236,695	$239,314	$0	$476,009

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,091)	$0	$(20,091)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	487	558	0	1,045
Over the counter	0	7,027	0	7,027
	$487	$7,585	$0	$8,072

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(845)	(430)	0	(1,275)
Over the counter	0	(2,860)	0	(2,860)
	$(845)	$(3,290)	$0	$(4,135)
Total Financial Derivative Instruments	$(358)	$4,295	$0	$3,937
Totals	$236,337	$223,518	$0	$459,855

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO Multi-Strategy Alternative Fund. The Funds may invest substantially all or a significant portion of their assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”). Each Fund is further permitted to invest in the Underlying PIMCO Funds and other affiliated funds, including funds of the PIMCO ETF Trust, an affiliated investment company, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment

76	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Multi-Strategy Alternative Fund	Quarterly	Quarterly

PIMCO Global Core Asset Allocation Fund	Quarterly	Quarterly

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Notes to Financial Statements (Cont.)

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that

78	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Notes to Financial Statements (Cont.)

value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close

80	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Notes to Financial Statements (Cont.)

gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the

82	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each of the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may invest its assets in Underlying PIMCO Funds and Acquired Funds, as previously defined and in each Fund’s respective prospectus. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$3,098	$2,201	$(211)	$(36)	$(256)	$4,796	$75	$0

PIMCO Credit Opportunities Bond Fund	15,930	12,394	(6,872)	5	125	21,582	464	0

PIMCO Dynamic Bond Fund	14,017	11,756	(3,458)	(48)	(238)	22,029	354	0

PIMCO EqS® Long/Short Fund	8,182	2,222	(7,566)	(230)	198	2,806	0	0

PIMCO Mortgage Opportunities and Bond Fund	13,865	16,167	(2,676)	(6)	196	27,546	382	0

PIMCO RAE Worldwide Long/Short PLUS Fund	10,730	8,071	(1,856)	(26)	(25)	16,894	463	0

PIMCO RealEstateRealReturn Strategy Fund	2,847	1,640	(676)	17	131	3,959	171	0

PIMCO Short-Term Floating NAV Portfolio III	12,414	43,083	(38,000)	3	3	17,503	184	0

PIMCO TRENDS Managed Futures Strategy Fund	16,507	8,772	(11,018)	210	(34)	14,437	187	0

Totals	$97,590	$106,306	$(72,333)	$(111)	$100	$131,552	$2,280	$0

PIMCO Global Core Asset Allocation Fund

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO EqS® Long/Short Fund	$10,930	$0	$(10,803)	$(894)	$767	$0	$0	$0

PIMCO Income Fund	41,623	972	(42,447)	(551)	403	0	1,036	0

PIMCO Mortgage Opportunities and Bond Fund	23,430	42,890	0	0	304	66,624	460	0

84	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Preferred and Capital Securities Fund	$14,538	$222	$(15,363)	$356	$247	$0	$221	$0

PIMCO RAE PLUS Fund	20,781	64	(19,951)	2,349	(3,243)	0	64	0

PIMCO Short-Term Floating NAV Portfolio III	290	185,462	(93,500)	(2)	9	92,259	262	0

Totals	$111,592	$229,610	$(182,064)	$1,258	$(1,513)	$158,883	$2,043	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Notes to Financial Statements (Cont.)

payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments

86	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Notes to Financial Statements (Cont.)

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

88	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Notes to Financial Statements (Cont.)

Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain

90	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

(loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Notes to Financial Statements (Cont.)

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

92	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Notes to Financial Statements (Cont.)

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

94	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Notes to Financial Statements (Cont.)

with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon

96	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Multi-Strategy Alternative Fund	PIMCO Global Core Asset Allocation Fund

New/Small Fund	X	X

Allocation	X	X

Acquired Fund	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	—

Volatility	X	—

Model	X	—

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Privately Issued Mortgage-Related Securities	X	—

Extension	X	—

Prepayment	X	—

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Senior Loan	X	—

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Small-Cap and Mid-Cap Company	X	—

Smaller Company	—	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Cash Holdings	X	—

Arbitrage	—	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Notes to Financial Statements (Cont.)

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

98	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Volatility Risk  is the risk that the value of an investment with a higher volatility level may fluctuate over a larger range within a short period of time, either up or down. Volatility measures the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Notes to Financial Statements (Cont.)

variability in the price of an investment over time. Higher volatility levels may indicate heightened risk of losses. Volatility risk is heightened to the extent a Fund invests in volatility-related instruments, such as futures on volatility-related indices.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

100	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates (as applicable), including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates (as applicable), and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Notes to Financial Statements (Cont.)

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Cash Holdings Risk  is the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

102	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

Notes to Financial Statements (Cont.)

appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO  is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

104	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	I-2	Class A	Class C
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	0.25%	N/A
PIMCO Global Core Asset Allocation Fund (1)(2)	0.90%	0.05%	0.15%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2020, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary (as defined herein). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	105

Notes to Financial Statements (Cont.)

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2020, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Multi-Strategy Alternative Fund	$503

PIMCO Global Core Asset Allocation Fund	351

†	A zero balance may reflect actual amounts rounding to less than one thousand.

106	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

PIMCO Cayman Commodity Fund II, Ltd. (the “GCAA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GCAA Subsidiary’s portfolio pursuant to which the GCAA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the PIMCO Global Core Asset Allocation Fund (the “GCAA Fund”) in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the amount was $145,615. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GCAA Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Multi-Strategy Alternative Fund	$0	$65

PIMCO Global Core Asset Allocation Fund	0	662

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	107

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Multi-Strategy Alternative Fund	$39,502	$39,926	$63,755	$34,785

PIMCO Global Core Asset Allocation Fund	1,123,312	1,229,313	131,990	255,886

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund				PIMCO Global Core Asset Allocation Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	4,916	$49,129	4,367	$43,283	984	$12,476	2,181		$27,245

I-2	85	845	371	3,714	239	3,023	555		6,932

Class A	127	1,277	159	1,588	1,155	14,620	750		9,278

Class C	0	0	0	0	62	763	180		2,143

Class R	0	0	0	0	0	0	15	(a)	169	(a)

Issued as reinvestment of distributions

Institutional Class	24	235	209	2,039	0	0	478		5,896

I-2	1	13	14	137	0	0	88		1,079

Class A	0	2	4	39	0	0	206		2,526

Class C	0	0	0	0	0	0	106		1,265

Class R	0	0	0	0	0	0	4	(a)	55	(a)

108	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

	PIMCO Multi-Strategy Alternative Fund				PIMCO Global Core Asset Allocation Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Cost of shares redeemed

Institutional Class	(1,368)	$(13,668)	(5,469)	$(54,156)	(2,953)	$(37,513)	(5,108)		$(63,228)

I-2	(57)	(573)	(81)	(807)	(416)	(5,264)	(935)		(11,606)

Class A	(22)	(220)	(576)	(5,779)	(753)	(9,445)	(2,169)		(26,448)

Class C	0	0	0	0	(1,471)	(18,048)	(2,188)		(26,205)

Class R	0	0	0	0	0	0	(415	)(a)	(4,963	)(a)

Net increase (decrease) resulting from Fund share transactions	3,706	$37,040	(1,002)	$(9,942)	(3,153)	$(39,388)	(6,252)		$(75,862)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class R Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the Fund’s outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Multi-Strategy Alternative Fund	1	0	16%	0%

14. BASIS FOR CONSOLIDATION

GCAA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the PIMCO Global Core Asset Allocation Fund (the “GCAA Fund”) in order to effect certain investments for the GCAA Fund consistent with the GCAA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GCAA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GCAA Fund and the GCAA Subsidiary. The consolidated financial statements include the accounts of the GCAA Fund and the GCAA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GCAA Fund and the GCAA Subsidiary on December 10, 2008, comprising the entire issued share capital of the GCAA Subsidiary, with the intent that the GCAA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GCAA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GCAA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GCAA Subsidiary. The net assets of the GCAA Subsidiary as of period end represented 11.3% of the Fund’s consolidated net assets.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	109

Notes to Financial Statements (Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the GCAA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

110	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2019

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Multi-Strategy Alternative Fund	$0	$0

PIMCO Global Core Asset Allocation Fund	109,689	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Multi-Strategy Alternative Fund	$153,937	$4,029	$(3,516)	$513

PIMCO Global Core Asset Allocation Fund	458,574	20,812	(20,090)	722

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	111

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	JP Morgan Securities, Inc.
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DBL	Deutsche Bank AG London	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RYL	Royal Bank of Scotland PLC
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HKD	Hong Kong Dollar	TRY	Turkish New Lira
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	OTC	Over the Counter

112	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	IBEX 35	Spanish Continuous Exchange Index
BADLARPP	Argentina Badlar Floating Rate Notes	ISDA	International Swaps and Derivatives Association, Inc.
BRENT	Brent Crude	JMABDEWE	J.P. Morgan Custom Commodity Index
CDX.HY	Credit Derivatives Index - High Yield	JMABFNJ2	J.P. Morgan Custom Commodity Index
CDX.IG	Credit Derivatives Index - Investment Grade	JP1RTLT	J.P. Morgan Custom Equity Swap
CMBX	Commercial Mortgage-Backed Index	JPQIPRL1	J.P. Morgan Custom Equity Basket Swap
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MLPIEML1	Merrill Lynch International Custom Equity Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	NDUEACWF	MSCI ACWI Index Future
CPTFEMU	Eurozone HICP ex-Tobacco Index	NDUEEGF	iShares MSCI Emerging Markets ETF
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	OMX	Stockholm 30 Index
DAX	Deutscher Aktien Index 30	S&P 500	Standard & Poor’s 500 Index
DWRTFT	Dow Jones Wilshire REIT Total Return Index	SPI 200	Australian Equity Futures Index
EBOBFUEL	Argus Eurobob Oxy Gasoline	TOPIX	Tokyo Price Index
ERAUSLT	eRAFI U.S. Large Strategy Index	UKRPI	United Kingdom Retail Prices Index
EURMARGIN	European Refined Margin	ULSD	Ultra-Low Sulfur Diesel
EXFUMARG	Custom Commodity Forward Index	US0003M	3 Month USD Swap Rate
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	USISDA10	10 Year USD ICE Swap Rate - 11AM
FUELCO	2020 Calendar Margin ICE Fuel Oil vs Brent	VSTOXX	Euro Stoxx 50 Volatility Index
GOLDLNPM	London Gold Market Fixing Ltd. PM

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
BBR	Bank Bill Rate	oz.	Ounce
BBSW	Bank Bill Swap Reference Rate	PRIBOR	Prague Interbank Offered Rate
BTP	Buoni del Tesoro Poliennali	RBOB	Reformulated Blendstock for Oxygenate Blending
CDI	Brazil Interbank Deposit Rate	REIT	Real Estate Investment Trust
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
JIBAR	Johannesburg Interbank Agreed Rate	U&I	Up and In Barrier Option
KORIBOR	Korea Interbank Offered Rate	UMBS	Uniform Mortgage-Backed Security
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International	YOY	Year-Over-Year

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	113

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

114	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	115

Approval of Investment Advisory Contract and Other Agreements (Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

116	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	117

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

118	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	119

Approval of Investment Advisory Contract and Other Agreements (Cont.)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

120	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	121

Approval of Investment Advisory Contract and Other Agreements (Cont.)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

122	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4001SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		18

Benchmark Descriptions		20

Financial Highlights		22

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Statements of Cash Flows		43

Notes to Financial Statements		178

Glossary		204

Approval of Investment Advisory Contract and Other Agreements		205

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund	6	44

PIMCO Extended Duration Fund	7	60

PIMCO GNMA and Government Securities Fund	8	69

PIMCO Long Duration Total Return Fund	9	77

PIMCO Long-Term U.S. Government Fund	10	93

PIMCO Moderate Duration Fund	11	100

PIMCO Mortgage-Backed Securities Fund	12	113

PIMCO Mortgage Opportunities and Bond Fund	13	121

PIMCO Strategic Bond Fund	14	137

PIMCO Total Return Fund II	15	148

PIMCO Total Return Fund IV	16	157

PIMCO Total Return ESG Fund	17	166

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by

2	PIMCO BOND FUNDS

the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a

4	PIMCO BOND FUNDS

Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	09/23/97	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	11/30/94	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	—	04/11/97	—	—	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	31.0%

Corporate Bonds & Notes	20.0%

U.S. Treasury Obligations	15.6%

Asset-Backed Securities	12.9%

Short-Term Instruments‡	8.1%

Non-Agency Mortgage-Backed Securities	7.1%

Sovereign Issues	3.2%

Other	2.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	0.50%	2.84%	2.89%	3.05%	3.98%
PIMCO Dynamic Bond Fund I-2	0.45%	2.74%	2.79%	2.95%	3.87%
PIMCO Dynamic Bond Fund I-3	0.43%	2.70%	2.81%	2.99%	3.92%
PIMCO Dynamic Bond Fund Class A	0.30%	2.44%	2.48%	2.64%	3.56%
PIMCO Dynamic Bond Fund Class A (adjusted)	(3.45)%	(1.42)%	1.70%	2.25%	3.21%
PIMCO Dynamic Bond Fund Class C	(0.08)%	1.67%	1.70%	1.89%	2.81%
PIMCO Dynamic Bond Fund Class C (adjusted)	(1.06)%	0.68%	1.70%	1.89%	2.81%
PIMCO Dynamic Bond Fund Class R	0.17%	2.18%	2.23%	2.39%	3.31%
3 Month USD LIBOR Index	1.24%	2.56%	1.27%	0.80%	0.93%
Lipper Absolute Return Bond Funds Average	1.84%	3.46%	2.05%	3.07%	3.40%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.01% for Institutional Class shares, 1.11% for I-2 shares, 1.21% for I-3 shares, 1.41% for Class A shares, 2.16% for Class C shares, and 1.66% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to the U.S. cash rate contributed to performance, as three-month LIBOR was positive.

»	Long positions in U.S. nominal rates, primarily at the five-year portion of the curve, contributed to performance as rates rallied.

»

Long exposure to investment grade corporate credit contributed to performance, as the Bloomberg Barclays U.S. Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market, posted positive returns.

»	Short currency positioning to the euro contributed to performance, as the euro depreciated against the U.S. dollar.

»	Short exposure to Italian and U.K. rates detracted from performance, as rates fell.

»

Holdings of sovereign external debt, primarily in Argentina, detracted from performance, as the Argentine component of the JP Morgan Emerging Market Bond Index (EMBI), which generally tracks the total return of emerging market external debt, posted negative returns.

6	PIMCO BOND FUNDS

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	84.0%

U.S. Government Agencies	9.5%

Non-Agency Mortgage-Backed Securities	2.6%

Short-Term Instruments‡	1.4%

Corporate Bonds & Notes	1.3%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	19.56%	33.41%	9.05%	9.39%	9.86%
PIMCO Extended Duration Fund I-2	19.50%	33.28%	8.94%	9.28%	9.76%
FTSE STRIPS Index, 20+ Year Sub-Index	20.85%	33.93%	9.38%	9.50%	9.61%
Lipper Corporate Debt Funds BBB-Rated Funds Average	6.87%	11.66%	4.13%	5.28%	5.30%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.17% for Institutional Class shares, and 1.27% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, including duration, yield curve positioning and instrument selection, detracted from performance, as U.S. rates decreased.

»	Short U.K. duration exposure detracted from performance, as U.K. rates decreased.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

U.S. Government Agencies	90.9%

Non-Agency Mortgage-Backed Securities	6.0%

Asset-Backed Securities	1.9%

Short-Term Instruments‡	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	3.29%	7.51%	2.59%	3.51%	5.31%
PIMCO GNMA and Government Securities Fund I-2	3.24%	7.41%	2.49%	3.41%	5.21%
PIMCO GNMA and Government Securities Fund I-3	3.22%	7.36%	2.44%	3.36%	5.16%
PIMCO GNMA and Government Securities Fund Class A	3.09%	7.09%	2.18%	3.10%	4.89%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	(0.81)%	3.04%	1.40%	2.70%	4.71%
PIMCO GNMA and Government Securities Fund Class C	2.71%	6.29%	1.42%	2.33%	4.11%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	1.71%	5.29%	1.42%	2.33%	4.11%
Bloomberg Barclays GNMA Index	3.13%	7.34%	2.54%	3.19%	4.80%
Lipper GNMA Funds Average	3.28%	6.90%	1.95%	2.72%	4.36%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.71% for Institutional Class shares, 0.81% for I-2 shares, 0.91% for I-3 shares, 1.11% for Class A shares and 1.86% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Coupon positioning in agency mortgage-backed securities, particularly underweight exposure to conventional 30-year 3.5% coupon, contributed to performance, as the coupon underperformed.

»	Exposure to collateralized loan obligations (“CLOs”) contributed to performance, as CLO spreads decreased.

»	Exposure to non-agency residential mortgage-backed securities contributed to performance, as the sector outperformed like-duration Treasuries.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. Treasury rates decreased.

8	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	48.2%

U.S. Treasury Obligations	19.1%

U.S. Government Agencies	18.1%

Short-Term Instruments‡	4.3%

Non-Agency Mortgage-Backed Securities	3.9%

Municipal Bonds & Notes	2.6%

Sovereign Issues	2.1%

Asset-Backed Securities	1.6%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	12.85%	21.02%	7.21%	7.69%	8.22%
PIMCO Long Duration Total Return Fund I-2	12.80%	20.90%	7.11%	7.58%	8.12%
PIMCO Long Duration Total Return Fund Class A	12.63%	20.54%	6.79%	7.26%	7.80%
PIMCO Long Duration Total Return Fund Class A (adjusted)	8.44%	16.00%	5.98%	6.86%	7.48%
PIMCO Long Duration Total Return Fund Class C	12.22%	19.65%	5.99%	6.47%	7.00%
PIMCO Long Duration Total Return Fund Class C (adjusted)	11.22%	18.65%	5.99%	6.47%	7.00%
Bloomberg Barclays Long-Term Government/Credit Index	13.61%	21.88%	6.81%	7.42%	7.40%
Lipper Corporate Debt Funds BBB-Rated Funds Average	6.87%	11.66%	4.13%	5.28%	5.30%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.97% for Institutional Class shares, 1.07% for I-2 shares, 1.37% for Class A shares, and 2.12% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies detracted from performance, as U.S. rates decreased.

»	Overweight duration exposure in the eurozone contributed to performance, as eurozone rates decreased.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates decreased.

»	Security selection within investment grade corporates contributed to performance, as selected issues outperformed the broader sectors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX
Administrative Class - PLGBX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	71.9%

U.S. Government Agencies	19.5%

Non-Agency Mortgage-Backed Securities	3.9%

Short-Term Instruments‡	3.3%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	13.32%	23.15%	6.30%	7.01%	8.60%
PIMCO Long-Term U.S. Government Fund I-2	13.27%	23.02%	6.19%	6.90%	8.51%
PIMCO Long-Term U.S. Government Fund Administrative Class	13.19%	22.85%	6.04%	6.75%	8.34%
PIMCO Long-Term U.S. Government Fund Class A	13.13%	22.73%	5.93%	6.63%	8.20%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	8.89%	18.13%	5.12%	6.22%	8.02%
PIMCO Long-Term U.S. Government Fund Class C	12.72%	21.83%	5.14%	5.84%	7.40%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	11.72%	20.83%	5.14%	5.84%	7.40%
Bloomberg Barclays Long-Term Treasury Index	14.43%	24.79%	6.77%	6.87%	8.04%♦
Lipper General U.S. Government Funds Average	4.95%	9.77%	2.53%	2.75%	4.67%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.965% for Institutional Class shares, 1.065% for I-2 shares, 1.215% for Administrative Class shares, 1.315 % for Class A shares and 2.065% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies detracted from performance, as U.S. rates decreased.

»

Security selection within agency mortgage-backed securities (“MBS”), non-agency MBS and collateralized mortgage-backed securities contributed to performance, as selected issues outperformed the broader sectors.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates decreased.

»	Security selection within agency debenture detracted from performance, as selected issues underperformed like-duration Treasuries.

10	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	39.0%

U.S. Government Agencies	27.1%

U.S. Treasury Obligations	9.5%

Asset-Backed Securities	6.9%

Short-Term Instruments‡	6.5%

Sovereign Issues	5.9%

Non-Agency Mortgage-Backed Securities	4.8%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	4.05%	7.81%	2.76%	3.84%	5.33%
PIMCO Moderate Duration Fund I-2	4.00%	7.71%	2.66%	3.73%	5.23%
Bloomberg Barclays Intermediate Government/Credit Index	3.99%	8.17%	2.68%	3.05%	4.65%
Lipper Short-Intermediate Investment Grade Debt Funds Average	2.62%	5.43%	1.91%	2.65%	4.06%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.60% for Institutional Class shares, and 0.70% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as U.S. interest rates decreased.

»	Exposure to duration in Italy toward the end of the period contributed to relative performance, as Italian rates decreased.

»	Exposure to eurozone duration through eurozone swaps contributed to relative performance, as eurozone rates decreased across the swap curve.

»	Overweight exposure to financial credits contributed to relative performance, as spreads decreased.

»	Short exposure to duration in select developed markets, including the U.K., Australia and Japan, detracted from relative performance, as these rates decreased.

»	Positions in U.S. Treasury Inflation-Protected Securities detracted from relative performance, as break-even inflation rates decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
I-3 - PSANX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	84.8%

Asset-Backed Securities	7.6%

Non-Agency Mortgage-Backed Securities	5.8%

Short-Term Instruments‡	1.3%

Corporate Bonds & Notes	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	3.26%	7.47%	3.49%	4.15%	5.58%
PIMCO Mortgage-Backed Securities Fund I-2	3.21%	7.36%	3.39%	4.05%	5.48%
PIMCO Mortgage-Backed Securities Fund I-3	3.19%	7.32%	3.34%	4.00%	5.43%
PIMCO Mortgage-Backed Securities Fund Class A	3.05%	7.04%	3.08%	3.74%	5.17%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(0.84)%	3.02%	2.29%	3.35%	4.98%
PIMCO Mortgage-Backed Securities Fund Class C	2.68%	6.26%	2.31%	2.97%	4.38%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	1.68%	5.26%	2.31%	2.97%	4.38%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	3.36%	7.80%	2.80%	3.16%	4.86%
Lipper U.S. Mortgage Funds Average	3.60%	7.58%	2.66%	3.36%	4.32%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 0.95% for I-3 shares, 1.15% for Class A shares, and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to agency mortgage-backed securities contributed to performance, as the sector underperformed like-duration Treasuries.

»	Exposure to non-agency residential mortgage-backed securities and commercial mortgage-backed securities contributed to performance, as each asset class outperformed like-duration Treasuries.

»	Exposure to senior collateralized loan obligations (“CLOs”) contributed to performance, as CLO spreads decreased.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. Treasury rates decreased.

12	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class A - PMZAX
I-2 - PMZPX	Class C - PMZCX
I-3 - PMZNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	60.1%

Asset-Backed Securities	15.7%

Non-Agency Mortgage-Backed Securities	11.7%

U.S. Treasury Obligations	10.8%

Short-Term Instruments‡	1.3%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	2.49%	4.21%	3.89%	5.47%
PIMCO Mortgage Opportunities and Bond Fund I-2	2.44%	4.10%	3.78%	5.36%
PIMCO Mortgage Opportunities and Bond Fund I-3	2.42%	4.06%	3.74%	5.31%
PIMCO Mortgage Opportunities and Bond Fund Class A	2.29%	3.79%	3.48%	5.05%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	(1.52)%	(0.13)%	2.70%	4.47%
PIMCO Mortgage Opportunities and Bond Fund Class C	1.90%	3.01%	2.71%	4.27%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	0.90%	2.01%	2.71%	4.27%
3 Month USD LIBOR Index	1.24%	2.56%	1.27%	0.99%
Lipper Absolute Return Funds Average	1.95%	1.13%	1.72%	2.67%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.37% for Institutional Class shares, 1.47% for I-2 shares, 1.57% for I-3 shares, 1.77% for Class A shares, and 2.52% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Long exposure to U.S. duration contributed to performance, as U.S. interest rates decreased.

»	Coupon positioning in agency MBS contributed to performance, particularly long exposure to the 5% coupon, as the coupon outperformed like-duration Treasuries.

»	Exposure to commercial MBS and to residential MBS contributed to performance, as these asset classes outperformed like-duration Treasuries.

»	Exposure to collateralized loan obligations contributed to performance, as spreads decreased.

»	There were no notable detractors during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	30.9%

U.S. Government Agencies	26.7%

U.S. Treasury Obligations	23.2%

Asset-Backed Securities	12.5%

Non-Agency Mortgage-Backed Securities	3.0%

Sovereign Issues	2.5%

Short-Term Instruments‡	0.8%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	0.52%	3.10%	3.48%	2.83%	3.27%
PIMCO Strategic Bond Fund I-2	0.47%	3.00%	3.36%	2.72%	3.16%
PIMCO Strategic Bond Fund Class A	0.32%	2.69%	3.06%	2.42%	2.87%
PIMCO Strategic Bond Fund Class A (adjusted)	(3.46)%	(1.13)%	2.28%	2.03%	2.50%
PIMCO Strategic Bond Fund Class C	(0.05)%	1.93%	2.29%	1.70%	2.14%
PIMCO Strategic Bond Fund Class C (adjusted)	(1.04)%	0.93%	2.29%	1.70%	2.14%
3 Month USD LIBOR Index	1.24%	2.56%	1.27%	0.80%	0.82%
Lipper Absolute Return Bond Funds Average	1.84%	3.46%	2.05%	3.07%	4.38%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/2009.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.99% for A shares, and 1.74% for Class C shares,. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to the U.S. cash rate contributed to performance, as three-month LIBOR rose.

»	Long positions in U.S. nominal rates, primarily at the five-year portion of the curve, contributed to performance as rates rallied.

»

Long exposure to investment grade corporate credit contributed to performance, as the Bloomberg Barclays U.S. Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market, posted positive returns.

»	Short currency positioning to the euro contributed to performance, as the euro depreciated against the U.S. dollar.

»	Short exposure to Italian and U.K rates detracted from performance, as rates fell.

»

Holdings of sovereign external debt, primarily in Argentina, detracted from performance, as the Argentine component of the JP Morgan Emerging Market Bond Index (EMBI), which generally tracks the total return of emerging market external debt, posted negative returns.

14	PIMCO BOND FUNDS

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
I-2 - PMTPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	41.0%

Corporate Bonds & Notes	36.0%

U.S. Treasury Obligations	10.5%

Non-Agency Mortgage-Backed Securities	4.5%

Short-Term Instruments‡	4.4%

Asset-Backed Securities	2.8%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	5.34%	10.31%	3.60%	3.96%	6.11%
PIMCO Total Return Fund II I-2	5.29%	10.20%	3.50%	3.85%	6.00%
PIMCO Total Return Fund II Administrative Class	5.21%	10.04%	3.34%	3.70%	5.84%
Bloomberg Barclays U.S. Aggregate Index	5.42%	10.30%	3.38%	3.75%	5.51%
Lipper Core Plus Bond Funds Average	5.13%	9.54%	3.34%	4.49%	6.01%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 0.95% for I-2 shares, and 1.10% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Corporate credit strategies, particularly security selection and underweight exposure in May and August, contributed to relative performance, as spreads widened over these periods.

»	Overweight exposure to U.S. duration contributed to relative performance, as U.S. interest rates decreased.

»	Positions in non-agency mortgage-backed securities (MBS) contributed to relative performance, as total return for these securities was positive.

»	Positions in U.S. Treasury Inflation-Protected Securities detracted from relative performance, as break-even inflation rates decreased.

»	Positions in agency MBS detracted from relative performance, as excess return for these securities was negative.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	33.7%

Corporate Bonds & Notes	30.5%

Non-Agency Mortgage-Backed Securities	17.5%

U.S. Treasury Obligations	13.7%

Asset-Backed Securities	2.5%

Sovereign Issues	1.4%

Municipal Bonds & Notes	0.6%

Short-Term Instruments‡	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	6.04%	10.54%	3.48%	3.99%
PIMCO Total Return Fund IV Class A	5.86%	10.16%	3.12%	3.63%
PIMCO Total Return Fund IV Class A (adjusted)	1.85%	6.07%	2.34%	3.16%
Bloomberg Barclays U.S. Aggregate Index	5.42%	10.30%	3.38%	3.33%
Lipper Core Plus Bond Funds Average	5.13%	9.54%	3.34%	3.68%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.69% for Institutional Class shares, and 1.04% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as U.S. interest rates decreased.

»	Exposure to duration in Italy toward the end of the period contributed to relative performance, as Italian rates decreased.

»	Overweight exposure to financial credits contributed to relative performance, as spreads decreased.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns for these securities were positive.

»	Short exposure to duration in select developed markets including the U.K., Australia and Japan detracted from relative performance, as these rates decreased.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as break-even inflation rates decreased.

»	Positions in agency mortgage-backed securities detracted from relative performance, as excess return for these securities was negative.

16	PIMCO BOND FUNDS

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Administrative Class - PRFAX
I-2 - PRAPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	40.3%

U.S. Government Agencies	36.6%

U.S. Treasury Obligations	10.8%

Sovereign Issues	6.0%

Asset-Backed Securities	2.3%

Non-Agency Mortgage-Backed Securities	2.2%

Short-Term Instruments	1.2%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	5.76%	9.84%	3.38%	4.15%	6.60%
PIMCO Total Return ESG Fund I-2	5.71%	9.73%	3.27%	4.04%	6.49%
PIMCO Total Return ESG Fund Administrative Class	5.63%	9.57%	3.12%	3.89%	6.33%
Bloomberg Barclays U.S. Aggregate Index	5.42%	10.30%	3.38%	3.75%	5.77%
Lipper Core Plus Bond Funds Average	5.13%	9.54%	3.34%	4.49%	6.30%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/1991

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.84% for Institutional Class shares, 0.94% for I-2 shares, and 1.09% for Administrative shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as U.S. rates decreased.

»	Exposure to duration in Italy toward the end of the period contributed to relative performance, as Italian rates decreased.

»	Overweight exposure to financial credits contributed to relative performance, as spreads decreased.

»	Exposure to eurozone duration through eurozone swaps contributed to relative performance, as eurozone rates decreased across the swap curve.

»	Short exposure to duration in select developed markets including the U.K., Australia and Japan detracted from relative performance, as U.K, Australian and Japanese rates decreased.

»	Positions in U.S. Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

»	Positions in agency mortgage-backed securities detracted from relative performance, as excess return in these securities was negative.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$1,005.00	$4.36	$1,000.00	$1,020.65	$4.39	0.87%
I-2	1,000.00	1,004.50	4.86	1,000.00	1,020.15	4.90	0.97
I-3	1,000.00	1,004.30	5.11	1,000.00	1,019.90	5.15	1.02
Class A	1,000.00	1,003.00	6.36	1,000.00	1,018.65	6.41	1.27
Class C	1,000.00	999.20	10.10	1,000.00	1,014.90	10.18	2.02
Class R	1,000.00	1,001.70	7.61	1,000.00	1,017.40	7.67	1.52

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,195.60	$10.48	$1,000.00	$1,015.45	$9.62	1.91%
I-2	1,000.00	1,195.00	11.03	1,000.00	1,014.95	10.13	2.01

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,032.90	$4.27	$1,000.00	$1,020.80	$4.24	0.84%
I-2	1,000.00	1,032.40	4.78	1,000.00	1,020.30	4.75	0.94
I-3	1,000.00	1,032.20	5.03	1,000.00	1,020.05	5.00	0.99
Class A	1,000.00	1,030.90	6.30	1,000.00	1,018.80	6.26	1.24
Class C	1,000.00	1,027.10	10.08	1,000.00	1,015.05	10.02	1.99

18	PIMCO BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,128.50	$5.43	$1,000.00	$1,019.90	$5.15	1.02%
I-2	1,000.00	1,128.00	5.96	1,000.00	1,019.40	5.65	1.12
Class A	1,000.00	1,126.30	7.55	1,000.00	1,017.90	7.16	1.42
Class C	1,000.00	1,122.20	11.51	1,000.00	1,014.15	10.93	2.17

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,133.20	$10.11	$1,000.00	$1,015.53	$9.55	1.895%
I-2	1,000.00	1,132.70	10.64	1,000.00	1,015.03	10.05	1.995
Administrative Class	1,000.00	1,131.90	11.43	1,000.00	1,014.28	10.80	2.145
Class A	1,000.00	1,131.30	11.96	1,000.00	1,013.78	11.30	2.245
Class C	1,000.00	1,127.20	15.93	1,000.00	1,010.03	15.05	2.995

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,040.50	$3.32	$1,000.00	$1,021.75	$3.29	0.65%
I-2	1,000.00	1,040.00	3.83	1,000.00	1,021.25	3.79	0.75

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,032.60	$4.32	$1,000.00	$1,020.75	$4.29	0.85%
I-2	1,000.00	1,032.10	4.83	1,000.00	1,020.25	4.80	0.95
I-3	1,000.00	1,031.90	5.08	1,000.00	1,020.00	5.05	1.00
Class A	1,000.00	1,030.50	6.35	1,000.00	1,018.75	6.31	1.25
Class C	1,000.00	1,026.80	10.13	1,000.00	1,015.00	10.08	2.00

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$1,024.90	$9.82	$1,000.00	$1,015.30	$9.77	1.94%
I-2	1,000.00	1,024.40	10.32	1,000.00	1,014.80	10.28	2.04
I-3	1,000.00	1,024.20	10.58	1,000.00	1,014.55	10.53	2.09
Class A	1,000.00	1,022.90	11.83	1,000.00	1,013.30	11.78	2.34
Class C	1,000.00	1,019.00	15.60	1,000.00	1,009.55	15.52	3.09

PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$1,005.20	$2.56	$1,000.00	$1,022.45	$2.58	0.51%
I-2	1,000.00	1,004.70	3.06	1,000.00	1,021.95	3.08	0.61
Class A	1,000.00	1,003.20	4.56	1,000.00	1,020.45	4.60	0.91
Class C	1,000.00	999.50	8.30	1,000.00	1,016.70	8.37	1.66

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,053.40	$3.80	$1,000.00	$1,021.30	$3.74	0.74%
I-2	1,000.00	1,052.90	4.31	1,000.00	1,020.80	4.24	0.84
Administrative Class	1,000.00	1,052.10	5.08	1,000.00	1,020.05	5.00	0.99

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,060.40	$4.33	$1,000.00	$1,020.80	$4.24	0.84%
Class A	1,000.00	1,058.60	6.12	1,000.00	1,019.05	6.01	1.19

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$1,057.60	$4.53	$1,000.00	$1,020.60	$4.45	0.88%
I-2	1,000.00	1,057.10	5.04	1,000.00	1,020.10	4.95	0.98
Administrative Class	1,000.00	1,056.30	5.81	1,000.00	1,019.35	5.70	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays GNMA Index	Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Barclays Intermediate Government/Credit Index	Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Barclays Long-Term Treasury Index	Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

*	It is not possible to invest directly in an unmanaged index.

20	PIMCO BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.81	$0.21	$(0.16)	$0.05	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2019	10.81	0.46	(0.08)	0.38	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)

03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)

03/31/2016	11.18	0.45	(0.79)	(0.34)	(0.61)	0.00	(0.04)	(0.65)

03/31/2015	11.17	0.23	0.00	0.23	(0.22)	0.00	0.00	(0.22)
I-2

04/01/2019 - 09/30/2019+	10.81	0.21	(0.16)	0.05	(0.19)	0.00	0.00	(0.19)

03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)

03/31/2016	11.18	0.44	(0.79)	(0.35)	(0.60)	0.00	(0.04)	(0.64)

03/31/2015	11.17	0.22	0.00	0.22	(0.21)	0.00	0.00	(0.21)
I-3

04/01/2019 - 09/30/2019+	10.81	0.20	(0.15)	0.05	(0.19)	0.00	0.00	(0.19)

04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A

04/01/2019 - 09/30/2019+	10.81	0.19	(0.16)	0.03	(0.17)	0.00	0.00	(0.17)

03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)

03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)

03/31/2015	11.17	0.19	0.00	0.19	(0.18)	0.00	0.00	(0.18)
Class C

04/01/2019 - 09/30/2019+	10.81	0.15	(0.16)	(0.01)	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)

03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)

03/31/2016	11.18	0.33	(0.79)	(0.46)	(0.48)	0.00	(0.04)	(0.52)

03/31/2015	11.14	0.11	0.00	0.11	(0.07)	0.00	0.00	(0.07)
Class R

04/01/2019 - 09/30/2019+	10.81	0.18	(0.16)	0.02	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)

03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)

03/31/2016	11.17	0.39	(0.79)	(0.40)	(0.54)	0.00	(0.04)	(0.58)

03/31/2015	11.18	0.17	(0.01)	0.16	(0.17)	0.00	0.00	(0.17)

PIMCO Extended Duration Fund
Institutional Class

04/01/2019 - 09/30/2019+	$7.83	$0.10	$1.42	$1.52	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2019	7.58	0.20	0.33	0.53	(0.19)	(0.08)	(0.01)	(0.28)

03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)

03/31/2016	9.02	0.22	(0.19)	0.03	(0.26)	(0.13)	0.00	(0.39)

03/31/2015	6.76	0.22	2.24	2.46	(0.20)	0.00	0.00	(0.20)
I-2

04/01/2019 - 09/30/2019+	7.83	0.10	1.42	1.52	(0.10)	0.00	0.00	(0.10)

03/31/2019	7.58	0.19	0.33	0.52	(0.18)	(0.08)	(0.01)	(0.27)

03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)

03/31/2016	9.02	0.21	(0.19)	0.02	(0.25)	(0.13)	0.00	(0.38)

03/31/2015	6.76	0.21	2.25	2.46	(0.20)	0.00	0.00	(0.20)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.67	0.50%	$3,030,484	0.87	%*	0.88	%*	0.80	%*	0.81	%*	3.93	%*	131%

10.81	3.59	3,019,494	1.00		1.01		0.80		0.81		4.33		307

10.81	4.05	2,516,446	0.94	(c)(d)	0.94	(c)(d)	0.86	(c)(d)	0.86	(c)(d)	4.38		138

10.91	9.48	2,715,487	1.09		1.09		0.90		0.90		5.45		275

10.19	(3.09)	2,841,833	0.99		0.99		0.90		0.90		4.20		389

11.18	2.11	6,729,631	0.90		0.90		0.90		0.90		2.04		270

10.67	0.45	522,816	0.97	*	0.98	*	0.90	*	0.91	*	3.84	*	131

10.81	3.49	451,788	1.10		1.11		0.90		0.91		4.20		307

10.81	3.95	311,754	1.04	(d)(e)	1.04	(d)(e)	0.96	(d)(e)	0.96	(d)(e)	4.28		138

10.91	9.37	307,329	1.19		1.19		1.00		1.00		5.92		275

10.19	(3.19)	1,148,901	1.09		1.09		1.00		1.00		4.13		389

11.18	2.01	1,499,109	1.00		1.00		1.00		1.00		1.96		270

10.67	0.43	3,535	1.02	*	1.08	*	0.95	*	1.01	*	3.79	*	131

10.81	3.57	3,807	1.15	*	1.21	*	0.95	*	1.01	*	3.97	*	307

10.67	0.30	239,543	1.27	*	1.28	*	1.20	*	1.21	*	3.53	*	131

10.81	3.18	252,532	1.40		1.41		1.20		1.21		3.95		307

10.81	3.64	282,645	1.34	(d)(f)	1.34	(d)(f)	1.26	(d)(f)	1.26	(d)(f)	3.99		138

10.91	9.04	227,510	1.49		1.49		1.30		1.30		5.11		275

10.19	(3.48)	314,002	1.39		1.39		1.30		1.30		3.82		389

11.18	1.70	564,715	1.30		1.30		1.30		1.30		1.65		270

10.67	(0.08)	105,812	2.02	*	2.03	*	1.95	*	1.96	*	2.81	*	131

10.81	2.41	148,113	2.15		2.16		1.95		1.96		3.21		307

10.81	2.86	192,440	2.09	(d)(f)	2.09	(d)(f)	2.01	(d)(f)	2.01	(d)(f)	3.21		138

10.91	8.12	256,511	2.24		2.24		2.05		2.05		4.36		275

10.20	(4.15)	346,268	2.14		2.14		2.05		2.05		3.07		389

11.18	0.97	568,739	2.05		2.05		2.05		2.05		0.98		270

10.67	0.17	6,407	1.52	*	1.53	*	1.45	*	1.46	*	3.29	*	131

10.81	2.92	6,710	1.65		1.66		1.45		1.46		3.69		307

10.81	3.38	6,720	1.59	(d)(f)	1.59	(d)(f)	1.51	(d)(f)	1.51	(d)(f)	3.72		138

10.91	8.77	7,531	1.74		1.74		1.55		1.55		4.84		275

10.19	(3.64)	8,045	1.64		1.64		1.55		1.55		3.58		389

11.17	1.41	12,330	1.55		1.55		1.55		1.55		1.53		270

$9.25	19.56%	$1,489,215	1.91	%*	1.91	%*	0.50	%*	0.50	%*	2.42	%*	66%

7.83	7.35	1,179,560	1.17		1.17		0.50		0.50		2.73		150

7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85		138

7.44	(7.15)	1,125,339	0.68		0.68		0.50		0.50		2.81		93

8.66	0.76	400,312	0.53		0.53		0.50		0.50		2.73		96

9.02	36.91	394,852	0.51		0.51		0.50		0.50		2.80		68

9.25	19.50	90,735	2.01	*	2.01	*	0.60	*	0.60	*	2.31	*	66

7.83	7.25	73,261	1.27		1.27		0.60		0.60		2.59		150

7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74		138

7.44	(7.25)	41,075	0.78		0.78		0.60		0.60		2.52		93

8.66	0.66	60,581	0.63		0.63		0.60		0.60		2.60		96

9.02	36.78	25,862	0.61		0.61		0.60		0.60		2.69		68

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.94	$0.15	$0.21	$0.36	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	10.80	0.28	0.21	0.49	(0.35)	0.00	0.00	(0.35)

03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)

03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)

03/31/2016	11.41	0.18	0.05	0.23	(0.27)	0.00	(0.01)	(0.28)

03/31/2015	11.12	0.20	0.33	0.53	(0.24)	0.00	0.00	(0.24)
I-2

04/01/2019 - 09/30/2019+	10.94	0.15	0.20	0.35	(0.17)	0.00	0.00	(0.17)

03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)

03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)

03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)

03/31/2016	11.41	0.18	0.04	0.22	(0.26)	0.00	(0.01)	(0.27)

03/31/2015	11.12	0.20	0.32	0.52	(0.23)	0.00	0.00	(0.23)
I-3

04/01/2019 - 09/30/2019+	10.94	0.14	0.21	0.35	(0.17)	0.00	0.00	(0.17)

01/31/2019 - 03/31/2019	10.85	0.05	0.10	0.15	(0.06)	0.00	0.00	(0.06)
Class A

04/01/2019 - 09/30/2019+	10.94	0.13	0.21	0.34	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)

03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)

03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)

03/31/2016	11.41	0.14	0.04	0.18	(0.22)	0.00	(0.01)	(0.23)

03/31/2015	11.12	0.15	0.34	0.49	(0.20)	0.00	0.00	(0.20)
Class C

04/01/2019 - 09/30/2019+	10.94	0.09	0.21	0.30	(0.12)	0.00	0.00	(0.12)

03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)

03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2016	11.41	0.05	0.05	0.10	(0.14)	0.00	(0.01)	(0.15)

03/31/2015	11.12	0.07	0.33	0.40	(0.11)	0.00	0.00	(0.11)

PIMCO Long Duration Total Return Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.62	$0.20	$1.15	$1.35	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2019	10.56	0.40	0.17	0.57	(0.39)	(0.12)	0.00	(0.51)

03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)

03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)

03/31/2016	12.30	0.50	(0.60)	(0.10)	(0.60)	(0.31)	0.00	(0.91)

03/31/2015	11.07	0.48	1.21	1.69	(0.46)	0.00	0.00	(0.46)
I-2

04/01/2019 - 09/30/2019+	10.62	0.19	1.16	1.35	(0.19)	0.00	0.00	(0.19)

03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)

03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)

03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)

03/31/2016	12.30	0.49	(0.60)	(0.11)	(0.59)	(0.31)	0.00	(0.90)

03/31/2015	11.07	0.47	1.21	1.68	(0.45)	0.00	0.00	(0.45)
Class A

04/01/2019 - 09/30/2019+	10.62	0.18	1.15	1.33	(0.17)	0.00	0.00	(0.17)

03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)

09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C

04/01/2019 - 09/30/2019+	10.62	0.14	1.15	1.29	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)

01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.12	3.29%	$362,405	0.84	%*	0.84	%*	0.50	%*	0.50	%*	2.77	%*	509%

10.94	4.60	314,613	0.71		0.71		0.50		0.50		2.62		862

10.80	0.08	296,502	0.53		0.53		0.50		0.50		2.14		1,049

11.11	0.75	296,252	0.51		0.51		0.50		0.50		1.82		1,536

11.36	2.04	347,336	0.50		0.50		0.50		0.50		1.62		1,609

11.41	4.85	314,908	0.50		0.50		0.50		0.50		1.79		1,880

11.12	3.24	182,174	0.94	*	0.94	*	0.60	*	0.60	*	2.67	*	509

10.94	4.50	108,751	0.81		0.81		0.60		0.60		2.53		862

10.80	(0.01)	86,645	0.63		0.63		0.60		0.60		2.03		1,049

11.11	0.65	63,938	0.61		0.61		0.60		0.60		1.70		1,536

11.36	1.94	90,151	0.60		0.60		0.60		0.60		1.56		1,609

11.41	4.74	59,958	0.60		0.60		0.60		0.60		1.73		1,880

11.12	3.22	1,255	0.99	*	1.04	*	0.65	*	0.70	*	2.61	*	509

10.94	1.37	10	0.86	*	0.91	*	0.65	*	0.70	*	2.99	*	862

11.12	3.09	210,295	1.24	*	1.24	*	0.90	*	0.90	*	2.37	*	509

10.94	4.19	205,514	1.11		1.11		0.90		0.90		2.22		862

10.80	(0.31)	218,142	0.93		0.93		0.90		0.90		1.75		1,049

11.11	0.35	173,854	0.91		0.91		0.90		0.90		1.43		1,536

11.36	1.63	232,328	0.90		0.90		0.90		0.90		1.20		1,609

11.41	4.43	265,934	0.90		0.90		0.90		0.90		1.37		1,880

11.12	2.71	34,151	1.99	*	1.99	*	1.65	*	1.65	*	1.62	*	509

10.94	3.41	40,513	1.86		1.86		1.65		1.65		1.45		862

10.80	(1.06)	51,216	1.68		1.68		1.65		1.65		0.98		1,049

11.11	(0.40)	74,234	1.66		1.66		1.65		1.65		0.68		1,536

11.36	0.88	91,958	1.65		1.65		1.65		1.65		0.45		1,609

11.41	3.65	109,530	1.65		1.65		1.65		1.65		0.62		1,880

$11.78	12.85%	$3,309,904	1.02	%*	1.02	%*	0.50	%*	0.50	%*	3.61	%*	134%

10.62	5.72	3,599,618	0.97		0.97		0.50		0.50		3.96		189

10.56	5.95	2,945,114	1.00		1.00		0.50		0.50		4.09		156

10.63	3.52	2,790,764	0.69		0.69		0.50		0.50		4.34		116

11.29	(0.40)	2,949,533	0.55		0.55		0.50		0.50		4.38		59

12.30	15.52	4,376,514	0.52		0.52		0.50		0.50		4.09		76

11.78	12.80	62,184	1.12	*	1.12	*	0.60	*	0.60	*	3.49	*	134

10.62	5.62	48,245	1.07		1.07		0.60		0.60		3.84		189

10.56	5.84	29,416	1.10		1.10		0.60		0.60		4.03		156

10.63	3.42	9,939	0.79		0.79		0.60		0.60		4.24		116

11.29	(0.50)	11,164	0.65		0.65		0.60		0.60		4.27		59

12.30	15.40	19,954	0.62		0.62		0.60		0.60		4.00		76

11.78	12.63	32,445	1.42	*	1.42	*	0.90	*	0.90	*	3.16	*	134

10.62	5.31	16,084	1.37		1.37		0.90		0.90		3.57		189

10.56	(2.27)	19,215	1.40	*	1.40	*	0.90	*	0.90	*	4.26	*	156

11.78	12.22	646	2.17	*	2.17	*	1.65	*	1.65	*	2.43	*	134

10.62	4.53	354	2.12		2.12		1.65		1.65		2.69		189

10.56	(2.85)	36	2.15	*	2.15	*	1.65	*	1.65	*	3.08	*	156

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund
Institutional Class

04/01/2019 - 09/30/2019+	$6.16	$0.09	$0.73	$0.82	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2019	6.01	0.16	0.18	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)

03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)

03/31/2016	11.49	0.30	(0.46)	(0.16)	(0.27)	(4.62)	0.00	(4.89)

03/31/2015	9.79	0.30	1.67	1.97	(0.27)	0.00	0.00	(0.27)
I-2

04/01/2019 - 09/30/2019+	6.16	0.08	0.73	0.81	(0.08)	0.00	0.00	(0.08)

03/31/2019	6.01	0.15	0.19	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)

03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)

03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)

03/31/2015	9.79	0.29	1.67	1.96	(0.26)	0.00	0.00	(0.26)
Administrative Class

04/01/2019 - 09/30/2019+	6.16	0.08	0.73	0.81	(0.08)	0.00	0.00	(0.08)

03/31/2019	6.01	0.14	0.19	0.33	(0.15)	(0.03)	0.00	(0.18)

03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)

03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)

03/31/2015	9.79	0.28	1.66	1.94	(0.24)	0.00	0.00	(0.24)
Class A

04/01/2019 - 09/30/2019+	6.16	0.07	0.73	0.80	(0.07)	0.00	0.00	(0.07)

03/31/2019	6.01	0.14	0.18	0.32	(0.14)	(0.03)	0.00	(0.17)

03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)

03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)

03/31/2015	9.79	0.26	1.67	1.93	(0.23)	0.00	0.00	(0.23)
Class C

04/01/2019 - 09/30/2019+	6.16	0.05	0.73	0.78	(0.05)	0.00	0.00	(0.05)

03/31/2019	6.01	0.09	0.19	0.28	(0.10)	(0.03)	0.00	(0.13)

03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)

03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)

03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)

03/31/2015	9.79	0.18	1.67	1.85	(0.15)	0.00	0.00	(0.15)

PIMCO Moderate Duration Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.16	$0.17	$0.24	$0.41	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2019	10.09	0.30	0.04	0.34	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)

03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)

03/31/2016	10.53	0.27	(0.21)	0.06	(0.28)	(0.18)	0.00	(0.46)

03/31/2015	10.63	0.20	0.19	0.39	(0.35)	(0.14)	0.00	(0.49)
I-2

04/01/2019 - 09/30/2019+	10.16	0.16	0.25	0.41	(0.15)	0.00	0.00	(0.15)

03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)

03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)

03/31/2015	10.63	0.19	0.19	0.38	(0.34)	(0.14)	0.00	(0.48)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.89	13.32%	$691,542	1.895	%*	1.895	%*	0.475	%*	0.475	%*	2.65	%*	108%

6.16	5.95	565,854	0.965		0.965		0.475		0.475		2.67		141

6.01	3.47	1,240,260	0.775		0.775		0.475		0.475		2.62		148

5.98	(4.21)	1,450,163	0.655		0.655		0.475		0.475		2.77		61

6.44	1.82	304,991	0.535		0.535		0.475		0.475		3.23		101

11.49	20.35	318,988	0.495		0.495		0.475		0.475		2.77		244

6.89	13.27	99,855	1.995	*	1.995	*	0.575	*	0.575	*	2.53	*	108

6.16	5.84	55,408	1.065		1.065		0.575		0.575		2.55		141

6.01	3.37	48,727	0.875		0.875		0.575		0.575		2.53		148

5.98	(4.31)	39,443	0.755		0.755		0.575		0.575		2.64		61

6.44	1.72	82,647	0.635		0.635		0.575		0.575		3.11		101

11.49	20.23	81,521	0.595		0.595		0.575		0.575		2.73		244

6.89	13.19	14,313	2.145	*	2.145	*	0.725	*	0.725	*	2.39	*	108

6.16	5.69	11,292	1.215		1.215		0.725		0.725		2.42		141

6.01	3.22	17,398	1.025		1.025		0.725		0.725		2.37		148

5.98	(4.46)	20,222	0.905		0.905		0.725		0.725		2.50		61

6.44	1.57	27,613	0.785		0.785		0.725		0.725		3.00		101

11.49	20.05	54,522	0.745		0.745		0.725		0.725		2.60		244

6.89	13.13	129,770	2.245	*	2.245	*	0.825	*	0.825	*	2.29	*	108

6.16	5.59	104,513	1.315		1.315		0.825		0.825		2.32		141

6.01	3.11	100,379	1.125		1.125		0.825		0.825		2.28		148

5.98	(4.55)	100,476	1.005		1.005		0.825		0.825		2.40		61

6.44	1.47	159,606	0.885		0.885		0.825		0.825		2.88		101

11.49	19.93	198,176	0.845		0.845		0.825		0.825		2.49		244

6.89	12.72	18,045	2.995	*	2.995	*	1.575	*	1.575	*	1.54	*	108

6.16	4.80	13,027	2.065		2.065		1.575		1.575		1.57		141

6.01	2.34	14,961	1.875		1.875		1.575		1.575		1.52		148

5.98	(5.27)	24,735	1.755		1.755		1.575		1.575		1.65		61

6.44	0.71	32,026	1.635		1.635		1.575		1.575		2.11		101

11.49	19.05	35,839	1.595		1.595		1.575		1.575		1.73		244

$10.42	4.05%	$1,531,636	0.65	%*	0.65	%*	0.46	%*	0.46	%*	3.28	%*	153%

10.16	3.45	1,449,803	0.60		0.60		0.46		0.46		2.97		392

10.09	1.18	1,363,477	0.51		0.51		0.46		0.46		2.16		306

10.15	2.23	1,358,377	0.50		0.50		0.46		0.46		2.53		269

10.13	0.54	1,463,730	0.48		0.48		0.46		0.46		2.61		217

10.53	3.75	1,709,990	0.46		0.46		0.46		0.46		1.85		254

10.42	4.00	6,242	0.75	*	0.75	*	0.56	*	0.56	*	3.18	*	153

10.16	3.34	6,062	0.70		0.70		0.56		0.56		2.87		392

10.09	1.08	5,390	0.61		0.61		0.56		0.56		2.06		306

10.15	2.13	6,434	0.60		0.60		0.56		0.56		2.44		269

10.13	0.44	6,800	0.58		0.58		0.56		0.56		2.46		217

10.53	3.65	5,285	0.56		0.56		0.56		0.56		1.79		254

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.45	$0.16	$0.18	$0.34	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	10.35	0.32	0.16	0.48	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)

03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2016	10.57	0.18	0.08	0.26	(0.27)	0.00	0.00	(0.27)

03/31/2015	10.29	0.20	0.36	0.56	(0.27)	0.00	(0.01)	(0.28)
I-2

04/01/2019 - 09/30/2019+	10.45	0.16	0.17	0.33	(0.17)	0.00	0.00	(0.17)

03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)

03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)

03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)

03/31/2015	10.29	0.19	0.36	0.55	(0.26)	0.00	(0.01)	(0.27)
I-3

04/01/2019 - 09/30/2019+	10.45	0.15	0.18	0.33	(0.17)	0.00	0.00	(0.17)

04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A

04/01/2019 - 09/30/2019+	10.45	0.14	0.18	0.32	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)

03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
Class C

04/01/2019 - 09/30/2019+	10.45	0.10	0.18	0.28	(0.12)	0.00	0.00	(0.12)

03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)

03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)

03/31/2015	10.29	0.08	0.36	0.44	(0.15)	0.00	(0.01)	(0.16)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.86	$0.20	$0.07	$0.27	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	11.02	0.44	(0.13)	0.31	(0.47)	0.00	0.00	(0.47)

03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)

03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)

03/31/2016	11.15	0.40	(0.15)	0.25	(0.46)	0.00	0.00	(0.46)

03/31/2015	11.06	0.35	0.14	0.49	(0.40)	0.00	0.00	(0.40)
I-2

04/01/2019 - 09/30/2019+	10.86	0.19	0.07	0.26	(0.17)	0.00	0.00	(0.17)

03/31/2019	11.02	0.43	(0.13)	0.30	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)

03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)

03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)

03/31/2015	11.06	0.34	0.14	0.48	(0.39)	0.00	0.00	(0.39)
I-3

04/01/2019 - 09/30/2019+	10.86	0.19	0.07	0.26	(0.17)	0.00	0.00	(0.17)

04/27/2018 - 03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)
Class A

04/01/2019 - 09/30/2019+	10.86	0.18	0.07	0.25	(0.16)	0.00	0.00	(0.16)

03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)

03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)

03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)

03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)

03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.61	3.26%	$120,945	0.85	%*	0.85	%*	0.50	%*	0.50	%*	3.07	%*	502%

10.45	4.74	93,074	0.75		0.75		0.50		0.50		3.09		790

10.35	2.25	105,852	0.52		0.52		0.50		0.50		2.70		949

10.44	2.04	116,443	0.50		0.50		0.50		0.50		2.39		1,611

10.56	2.46	118,641	0.50		0.50		0.50		0.50		1.75		1,930

10.57	5.49	103,968	0.50		0.50		0.50		0.50		1.90		1,501

10.61	3.21	15,953	0.95	*	0.95	*	0.60	*	0.60	*	2.99	*	502

10.45	4.64	9,964	0.85		0.85		0.60		0.60		3.03		790

10.35	2.15	6,430	0.62		0.62		0.60		0.60		2.60		949

10.44	1.94	7,933	0.60		0.60		0.60		0.60		2.28		1,611

10.56	2.36	9,898	0.60		0.60		0.60		0.60		1.65		1,930

10.57	5.38	8,150	0.60		0.60		0.60		0.60		1.82		1,501

10.61	3.19	329	1.00	*	1.05	*	0.65	*	0.70	*	2.91	*	502

10.45	5.06	111	0.90	*	0.95	*	0.65	*	0.70	*	3.18	*	790

10.61	3.05	35,606	1.25	*	1.25	*	0.90	*	0.90	*	2.68	*	502

10.45	4.32	38,041	1.15		1.15		0.90		0.90		2.67		790

10.35	1.84	52,447	0.92		0.92		0.90		0.90		2.33		949

10.44	1.63	23,161	0.90		0.90		0.90		0.90		1.99		1,611

10.56	2.05	29,497	0.90		0.90		0.90		0.90		1.34		1,930

10.57	5.07	28,247	0.90		0.90		0.90		0.90		1.52		1,501

10.61	2.68	10,890	2.00	*	2.00	*	1.65	*	1.65	*	1.91	*	502

10.45	3.55	3,982	1.90		1.90		1.65		1.65		1.92		790

10.35	1.08	5,479	1.67		1.67		1.65		1.65		1.53		949

10.44	0.87	9,226	1.65		1.65		1.65		1.65		1.24		1,611

10.56	1.29	11,143	1.65		1.65		1.65		1.65		0.59		1,930

10.57	4.28	11,110	1.65		1.65		1.65		1.65		0.77		1,501

$10.95	2.49%	$4,423,744	1.94	%*	1.94	%*	0.60	%*	0.60	%*	3.61	%*	383%

10.86	2.86	3,890,521	1.37		1.37		0.60		0.60		4.01		791

11.02	4.16	3,298,892	1.02		1.02		0.60		0.60		3.73		721

10.97	5.61	2,058,869	0.78		0.78		0.60		0.60		4.03		1,268

10.94	2.24	1,400,621	0.69		0.69		0.60		0.60		3.60		1,146

11.15	4.47	1,183,060	0.61		0.61		0.60		0.60		3.15		1,133

10.95	2.44	850,018	2.04	*	2.04	*	0.70	*	0.70	*	3.51	*	383

10.86	2.76	717,678	1.47		1.47		0.70		0.70		3.90		791

11.02	4.06	616,556	1.12		1.12		0.70		0.70		3.63		721

10.97	5.49	326,786	0.88		0.88		0.70		0.70		4.24		1,268

10.94	2.12	542,161	0.79		0.79		0.70		0.70		3.71		1,146

11.15	4.36	90,964	0.71		0.71		0.70		0.70		3.05		1,133

10.95	2.42	27,518	2.09	*	2.14	*	0.75	*	0.80	*	3.45	*	383

10.86	2.93	18,516	1.52	*	1.57	*	0.75	*	0.80	*	3.92	*	791

10.95	2.29	178,790	2.34	*	2.34	*	1.00	*	1.00	*	3.22	*	383

10.86	2.45	248,356	1.77		1.77		1.00		1.00		3.61		791

11.02	3.75	193,516	1.42		1.42		1.00		1.00		3.34		721

10.97	5.19	63,638	1.18		1.18		1.00		1.00		3.66		1,268

10.94	1.83	52,249	1.09		1.09		1.00		1.00		3.28		1,146

11.15	4.05	19,566	1.01		1.01		1.00		1.00		2.78		1,133

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage Opportunities and Bond Fund (Cont.)
Class C

04/01/2019 - 09/30/2019+	$10.86	$0.13	$0.08	$0.21	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)

03/31/2016	11.15	0.28	(0.16)	0.12	(0.33)	0.00	0.00	(0.33)

03/31/2015	11.06	0.23	0.13	0.36	(0.27)	0.00	0.00	(0.27)

PIMCO Strategic Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.72	$0.17	$(0.11)	$0.06	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2019	10.61	0.27	0.14	0.41	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)

03/31/2016	10.51	0.33	(0.43)	(0.10)	(0.50)	0.00	0.00	(0.50)

03/31/2015	10.64	0.26	(0.10)	0.16	(0.29)	0.00	0.00	(0.29)
I-2

04/01/2019 - 09/30/2019+	10.72	0.16	(0.11)	0.05	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)

03/31/2016	10.51	0.32	(0.43)	(0.11)	(0.49)	0.00	0.00	(0.49)

03/31/2015	10.64	0.25	(0.10)	0.15	(0.28)	0.00	0.00	(0.28)
Class A

04/01/2019 - 09/30/2019+	10.72	0.15	(0.11)	0.04	(0.15)	0.00	0.00	(0.15)

03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)

03/31/2016	10.51	0.29	(0.43)	(0.14)	(0.46)	0.00	0.00	(0.46)

03/31/2015	10.64	0.22	(0.10)	0.12	(0.25)	0.00	0.00	(0.25)
Class C

04/01/2019 - 09/30/2019+	10.72	0.11	(0.11)	0.00	(0.11)	0.00	0.00	(0.11)

03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)

03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)

03/31/2016	10.50	0.22	(0.43)	(0.21)	(0.38)	0.00	0.00	(0.38)

03/31/2015	10.63	0.14	(0.11)	0.03	(0.16)	0.00	0.00	(0.16)

PIMCO Total Return Fund II
Institutional Class

04/01/2019 - 09/30/2019+	$9.64	$0.16	$0.35	$0.51	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2019	9.48	0.29	0.18	0.47	(0.31)	0.00	0.00	(0.31)

03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)

03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)

03/31/2016	10.30	0.27	(0.22)	0.05	(0.27)	(0.40)	0.00	(0.67)

03/31/2015	10.29	0.19	0.25	0.44	(0.25)	(0.18)	0.00	(0.43)
I-2

04/01/2019 - 09/30/2019+	9.64	0.15	0.36	0.51	(0.15)	0.00	0.00	(0.15)

03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)

03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)

03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)

03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)

03/31/2015	10.29	0.18	0.25	0.43	(0.24)	(0.18)	0.00	(0.42)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.95	1.90%	$33,985	3.09	%*	3.09	%*	1.75	%*	1.75	%*	2.47	%*	383%

10.86	1.69	33,643	2.52		2.52		1.75		1.75		2.87		791

11.02	2.99	28,967	2.17		2.17		1.75		1.75		2.56		721

10.97	4.40	23,413	1.93		1.93		1.75		1.75		2.94		1,268

10.94	1.07	23,035	1.84		1.84		1.75		1.75		2.54		1,146

11.15	3.28	9,313	1.76		1.76		1.75		1.75		2.03		1,133

$10.61	0.52%	$67,333	0.51	%*	0.56	%*	0.50	%*	0.55	%*	3.13	%*	112%

10.72	3.90	89,156	0.64	(g)	0.66	(g)	0.60	(g)	0.62	(g)	2.54		294

10.61	6.21	33,299	0.72		0.72		0.70		0.70		3.26		154

10.48	8.52	68,762	0.71		0.71		0.70		0.70		3.40		316

9.91	(0.94)	78,600	0.71		0.71		0.70		0.70		3.24		441

10.51	1.47	161,925	0.70		0.70		0.70		0.70		2.42		297

10.61	0.47	44,773	0.61	*	0.66	*	0.60	*	0.65	*	3.05	*	112

10.72	3.80	54,627	0.74	(g)	0.76	(g)	0.70	(g)	0.72	(g)	2.44		294

10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27		154

10.48	8.41	9,217	0.81		0.81		0.80		0.80		3.25		316

9.91	(1.04)	40,520	0.81		0.81		0.80		0.80		3.13		441

10.51	1.37	77,012	0.80		0.80		0.80		0.80		2.33		297

10.61	0.32	30,026	0.91	*	0.96	*	0.90	*	0.95	*	2.72	*	112

10.72	3.49	50,086	1.04	(g)	1.06	(g)	1.00	(g)	1.02	(g)	2.19		294

10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95		154

10.48	8.09	25,593	1.11		1.11		1.10		1.10		3.02		316

9.91	(1.34)	19,988	1.11		1.11		1.10		1.10		2.85		441

10.51	1.07	29,502	1.10		1.10		1.10		1.10		2.02		297

10.61	(0.05)	6,286	1.66	*	1.71	*	1.65	*	1.70	*	1.97	*	112

10.72	2.72	8,203	1.79	(g)	1.81	(g)	1.75	(g)	1.77	(g)	1.39		294

10.61	5.01	3,910	1.87		1.87		1.85		1.85		2.19		154

10.48	7.27	4,938	1.86		1.86		1.85		1.85		2.25		316

9.91	(2.02)	7,451	1.86		1.86		1.85		1.85		2.10		441

10.50	0.27	11,102	1.85		1.85		1.85		1.85		1.28		297

$10.00	5.34%	$570,501	0.74	%*	0.74	%*	0.50	%*	0.50	%*	3.16	%*	303%

9.64	5.04	497,650	0.85		0.85		0.50		0.50		3.06		587

9.48	1.67	590,406	0.57		0.57		0.50		0.50		2.46		605

9.58	2.60	566,900	0.56		0.56		0.50		0.50		2.54		595

9.68	0.66	774,684	0.56		0.56		0.50		0.50		2.76		516

10.30	4.30	1,048,223	0.50		0.50		0.50		0.50		1.86		363

10.00	5.29	3,132	0.84	*	0.84	*	0.60	*	0.60	*	3.05	*	303

9.64	4.92	2,229	0.95		0.95		0.60		0.60		2.87		587

9.48	1.57	13,119	0.67		0.67		0.60		0.60		2.37		605

9.58	2.50	11,355	0.66		0.66		0.60		0.60		2.43		595

9.68	0.55	10,534	0.66		0.66		0.60		0.60		2.76		516

10.30	4.19	11,371	0.60		0.60		0.60		0.60		1.75		363

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return Fund II (Cont.)
Administrative Class

04/01/2019 - 09/30/2019+	$9.64	$0.14	$0.36	$0.50	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	9.48	0.27	0.17	0.44	(0.28)	0.00	0.00	(0.28)

03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)

03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)

03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)

03/31/2015	10.29	0.17	0.24	0.41	(0.22)	(0.18)	0.00	(0.40)

PIMCO Total Return Fund IV
Institutional Class

04/01/2019 - 09/30/2019+	$10.40	$0.15	$0.48	$0.63	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2019	10.26	0.27	0.15	0.42	(0.28)	0.00	0.00	(0.28)

03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)

03/31/2016	10.74	0.23	(0.21)	0.02	(0.22)	(0.17)	0.00	(0.39)

03/31/2015	10.52	0.13	0.36	0.49	(0.20)	(0.07)	0.00	(0.27)
Class A

04/01/2019 - 09/30/2019+	10.40	0.13	0.48	0.61	(0.14)	0.00	0.00	(0.14)

03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)

03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)

03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)

03/31/2016	10.74	0.19	(0.21)	(0.02)	(0.18)	(0.17)	0.00	(0.35)

03/31/2015	10.52	0.09	0.36	0.45	(0.16)	(0.07)	0.00	(0.23)

PIMCO Total Return ESG Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.04	$0.14	$0.38	$0.52	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	8.95	0.25	0.08	0.33	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)

03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)

03/31/2016	9.48	0.29	(0.30)	(0.01)	(0.27)	(0.14)	(0.02)	(0.43)

03/31/2015	9.46	0.19	0.34	0.53	(0.42)	(0.09)	0.00	(0.51)
I-2

04/01/2019 - 09/30/2019+	9.04	0.14	0.37	0.51	(0.13)	0.00	0.00	(0.13)

03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)

03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)

03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)

03/31/2015	9.46	0.18	0.33	0.51	(0.40)	(0.09)	0.00	(0.49)
Administrative Class

04/01/2019 - 09/30/2019+	9.04	0.13	0.38	0.51	(0.13)	0.00	0.00	(0.13)

03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)

03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)

03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)

03/31/2015	9.46	0.17	0.33	0.50	(0.39)	(0.09)	0.00	(0.48)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(d)	Effective October 2, 2017, the Class’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(g)	Effective October 1, 2018, the Class’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%.

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.00	5.21%	$12,112	0.99	%*	0.99	%*	0.75	%*	0.75	%*	2.91	%*	303%

9.64	4.78	10,970	1.10		1.10		0.75		0.75		2.83		587

9.48	1.42	11,397	0.82		0.82		0.75		0.75		2.20		605

9.58	2.34	12,993	0.81		0.81		0.75		0.75		2.30		595

9.68	0.40	13,754	0.81		0.81		0.75		0.75		2.53		516

10.30	4.04	21,822	0.75		0.75		0.75		0.75		1.60		363

$10.87	6.04%	$454,443	0.84	%*	0.84	%*	0.50	%*	0.50	%*	2.86	%*	197%

10.40	4.15	556,025	0.69		0.69		0.50		0.50		2.62		579

10.26	1.66	1,491,956	0.53		0.53		0.50		0.50		1.93		489

10.28	2.11	1,397,034	0.56		0.56		0.50		0.50		2.24		478

10.37	0.23	1,338,050	0.51		0.51		0.50		0.50		2.21		449

10.74	4.72	1,657,422	0.50		0.50		0.50		0.50		1.20		245

10.87	5.86	12,776	1.19	*	1.19	*	0.85	*	0.85	*	2.49	*	197

10.40	3.79	10,748	1.04		1.04		0.85		0.85		2.32		579

10.26	1.31	11,334	0.88		0.88		0.85		0.85		1.59		489

10.28	1.75	14,779	0.91		0.91		0.85		0.85		1.89		478

10.37	(0.12)	13,768	0.86		0.86		0.85		0.85		1.85		449

10.74	4.35	17,232	0.85		0.85		0.85		0.85		0.86		245

$9.42	5.76%	$1,138,437	0.88	%*	0.88	%*	0.50	%*	0.50	%*	3.04	%*	245%

9.04	3.81	1,022,259	0.84		0.84		0.50		0.50		2.80		514

8.95	1.46	899,667	0.67		0.67		0.50		0.50		2.15		506

9.00	2.49	982,948	0.59		0.59		0.50		0.50		3.09		557

9.04	(0.04)	950,316	0.55		0.55		0.50		0.50		3.22		454

9.48	5.68	1,142,618	0.51		0.51		0.50		0.50		2.00		291

9.42	5.71	164,705	0.98	*	0.98	*	0.60	*	0.60	*	2.92	*	245

9.04	3.71	124,601	0.94		0.94		0.60		0.60		2.71		514

8.95	1.36	90,213	0.77		0.77		0.60		0.60		2.06		506

9.00	2.39	44,690	0.69		0.69		0.60		0.60		3.00		557

9.04	(0.14)	50,953	0.65		0.65		0.60		0.60		3.10		454

9.48	5.56	51,653	0.61		0.61		0.60		0.60		1.92		291

9.42	5.63	37,652	1.13	*	1.13	*	0.75	*	0.75	*	2.80	*	245

9.04	3.55	43,323	1.09		1.09		0.75		0.75		2.55		514

8.95	1.20	43,916	0.92		0.92		0.75		0.75		1.91		506

9.00	2.23	25,964	0.84		0.84		0.75		0.75		2.90		557

9.04	(0.29)	57,746	0.80		0.80		0.75		0.75		3.00		454

9.48	5.40	90,842	0.76		0.76		0.75		0.75		1.76		291

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:

Investments, at value
Investments in securities*	$4,648,538	$2,627,238	$1,359,427	$4,609,984	$1,690,480	$1,686,831
Investments in Affiliates	409,558	28,575	14,668	183,830	45,728	104,927
Financial Derivative Instruments
Exchange-traded or centrally cleared	737	496	36	1,424	198	975
Over the counter	13,407	2,490	419	4,742	3,525	6,169
Cash	101	3	2	0	0	0
Deposits with counterparty	13,237	3,767	9,234	7,006	2,495	25,330
Foreign currency, at value	5,863	383	0	1,222	0	3,454
Receivable for investments sold	2,528	0	321	76,881	144	9,211
Receivable for TBA investments sold	769,200	194,624	862,752	467,177	275,737	581,896
Receivable for Fund shares sold	2,554	111	1,277	2,687	1,076	4,488
Interest and/or dividends receivable	22,377	5,705	2,969	29,853	8,933	8,024
Dividends receivable from Affiliates	985	49	20	270	98	202
Reimbursement receivable from PIMCO	0	0	0	1	0	0
Other assets	726	1	1	29	4	29
Total Assets	5,889,811	2,863,442	2,251,126	5,385,106	2,028,418	2,431,536

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$4,987	$807,556	$146,500	$606,236	$631,231	$142,158
Payable for sale-buyback transactions	0	55,149	0	227,706	0	0
Payable for short sales	0	6,397	130,034	6,779	18,366	181,940
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,763	92	50	456	105	1,300
Over the counter	13,864	5,152	441	9,980	3,265	7,717
Payable for investments purchased	27,185	0	15,969	5,977	500	12,932
Payable for investments in Affiliates purchased	985	49	20	270	98	202
Payable for TBA investments purchased	1,911,401	397,315	1,165,462	1,114,620	418,727	540,549
Payable for unfunded loan commitments	2,350	0	0	0	0	0
Deposits from counterparty	8,794	3,129	1,174	4,635	1,089	5,173
Payable for Fund shares redeemed	5,622	8,034	564	1,763	1,023	853
Distributions payable	620	4	217	126	41	285
Overdraft due to custodian	0	0	0	0	42	0
Accrued investment advisory fees	1,661	304	152	682	165	292
Accrued supervisory and administrative fees	836	311	195	690	201	246
Accrued distribution fees	63	0	20	0	13	0
Accrued servicing fees	68	0	48	6	27	0
Accrued reimbursement to PIMCO	13	0	0	0	0	0
Other liabilities	2	0	0	1	0	11
Total Liabilities	1,981,214	1,283,492	1,460,846	1,979,927	1,074,893	893,658

Net Assets	$3,908,597	$1,579,950	$790,280	$3,405,179	$953,525	$1,537,878

Net Assets Consist of:

Paid in capital	$4,256,783	$1,273,064	$842,134	$2,870,393	$954,426	$1,532,789
Distributable earnings (accumulated loss)	(348,186)	306,886	(51,854)	534,786	(901)	5,089

Net Assets	$3,908,597	$1,579,950	$790,280	$3,405,179	$953,525	$1,537,878

Cost of investments in securities	$4,550,314	$2,274,471	$1,349,828	$4,272,895	$1,513,386	$1,649,540
Cost of investments in Affiliates	$411,777	$28,716	$14,667	$184,540	$46,026	$105,442
Cost of foreign currency held	$6,019	$389	$0	$1,227	$0	$3,494
Proceeds received on short sales	$0	$6,384	$129,855	$6,758	$18,328	$181,628
Cost or premiums of financial derivative instruments, net	$31,906	$(441)	$(5,587)	$10,395	$(1,360)	$(6,098)

* Includes repurchase agreements of:	$3,743	$539	$510	$5,981	$11,702	$1,707

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$265,524	$12,051,080	$175,969	$842,685	$662,512	$1,946,497
2,337	136,668	649	34,010	174	0

13	1,071	25	15	328	817
78	12,688	657	0	916	3,628
1	10,850	87	0	0	0
2,064	31,700	3,638	2,817	6,183	7,490
0	1,549	183	0	1,432	2,426
39	2,601	2,634	35	0	832
180,186	5,591,523	33,233	183,838	140,632	481,707
181	11,314	162	188	3,286	810
651	29,656	822	3,669	2,705	9,598
10	240	2	77	0	0
0	1	5	0	0	0
12	165	4	17	15	17
451,096	17,881,106	218,070	1,067,351	818,183	2,453,822

$5,503	$2,017,776	$2,415	$87,563	$0	$419,809
0	1,234,974	0	0	79,241	0
37,753	961,268	0	16,029	1,038	97,648

14	223	95	69	218	642
102	9,092	1,928	0	1,357	3,848
4,266	197,835	465	6,295	604	22,835
10	240	2	77	0	0
219,108	7,915,789	63,774	370,883	266,283	562,282
0	0	0	0	0	0
39	16,548	435	158	1,462	4,244
476	9,629	451	115	541	1,008
11	1,022	4	193	0	164
0	0	0	0	33	0
35	1,457	29	111	89	254
41	1,138	43	111	90	267
6	19	4	2	0	7
9	41	7	0	3	0
0	0	0	0	0	0
0	0	0	0	5	20
267,373	12,367,051	69,652	481,606	350,964	1,113,028

$183,723	$5,514,055	$148,418	$585,745	$467,219	$1,340,794

$191,696	$5,546,682	$149,587	$563,885	$477,149	$1,295,465
(7,973)	(32,627)	(1,169)	21,860	(9,930)	45,329

$183,723	$5,514,055	$148,418	$585,745	$467,219	$1,340,794

$259,399	$11,864,123	$170,181	$827,489	$652,118	$1,902,990
$2,336	$136,654	$649	$34,165	$174	$0
$0	$1,550	$191	$0	$1,444	$2,527
$37,751	$959,937	$0	$15,997	$1,037	$97,478
$(532)	$(44,197)	$(3,050)	$(237)	$(300)	$(3,242)

$1,203	$16,909	$0	$4,490	$764	$19,188

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Statements of Assets and Liabilities (Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:

Institutional Class	$3,030,484	$1,489,215	$362,405	$3,309,904	$691,542	$1,531,636
I-2	522,816	90,735	182,174	62,184	99,855	6,242
I-3	3,535	N/A	1,255	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	14,313	N/A
Class A	239,543	N/A	210,295	32,445	129,770	N/A
Class C	105,812	N/A	34,151	646	18,045	N/A
Class R	6,407	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	284,058	161,015	32,588	280,964	100,401	147,009
I-2	49,005	9,810	16,381	5,279	14,498	599
I-3	331	N/A	113	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	2,078	N/A
Class A	22,453	N/A	18,910	2,754	18,840	N/A
Class C	9,918	N/A	3,071	55	2,620	N/A
Class R	601	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$10.67	$9.25	$11.12	$11.78	$6.89	$10.42
I-2	10.67	9.25	11.12	11.78	6.89	10.42
I-3	10.67	N/A	11.12	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	6.89	N/A
Class A	10.67	N/A	11.12	11.78	6.89	N/A
Class C	10.67	N/A	11.12	11.78	6.89	N/A
Class R	10.67	N/A	N/A	N/A	N/A	N/A

36	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$120,945	$4,423,744	$67,333	$570,501	$454,443	$1,138,437
15,953	850,018	44,773	3,132	N/A	164,705
329	27,518	N/A	N/A	N/A	N/A
N/A	N/A	N/A	12,112	N/A	37,652
35,606	178,790	30,026	N/A	12,776	N/A
10,890	33,985	6,286	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

11,399	403,956	6,345	57,052	41,786	120,801
1,503	77,621	4,219	313	N/A	17,477
31	2,513	N/A	N/A	N/A	N/A
N/A	N/A	N/A	1,211	N/A	3,995
3,356	16,326	2,829	N/A	1,175	N/A
1,026	3,103	592	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

$10.61	$10.95	$10.61	$10.00	$10.87	$9.42
10.61	10.95	10.61	10.00	N/A	9.42
10.61	10.95	N/A	N/A	N/A	N/A
N/A	N/A	N/A	10.00	N/A	9.42
10.61	10.95	10.61	N/A	10.87	N/A
10.61	10.95	10.61	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:

Interest, net of foreign taxes*	$86,187	$30,636	$13,012	$82,815	$20,064	$27,497
Dividends	236	0	0	411	0	200
Dividends from Investments in Affiliates	11,685	334	122	1,699	679	1,652
Miscellaneous income	0	0	0	0	0	0
Total Income	98,108	30,970	13,134	84,925	20,743	29,349

Expenses:

Investment advisory fees	11,227	1,785	909	4,589	1,025	1,869
Supervisory and administrative fees	5,661	1,823	1,167	4,630	1,241	1,573
Distribution and/or servicing fees - Administrative Class	0	0	0	0	16	0
Distribution fees - Class C	483	0	139	2	56	0
Distribution fees - Class R	8	0	0	0	0	0
Servicing fees - Class A	304	0	263	27	139	0
Servicing fees - Class C	161	0	46	1	18	0
Servicing fees - Class R	8	0	0	0	0	0
Trustee fees	7	2	1	6	2	2
Interest expense	1,457	10,098	1,226	9,548	6,502	1,407
Miscellaneous expense	132	0	0	0	0	9
Total Expenses	19,448	13,708	3,751	18,803	8,999	4,860
Waiver and/or Reimbursement by PIMCO	(144)	0	(0)	0	0	0
Net Expenses	19,304	13,708	3,751	18,803	8,999	4,860

Net Investment Income (Loss)	78,804	17,262	9,383	66,122	11,744	24,489

Net Realized Gain (Loss):

Investments in securities	(9,772)	4,552	7,733	87,954	2,873	(3,654)
Investments in Affiliates	362	0	2	3	0	20
Exchange-traded or centrally cleared financial derivative instruments	(35,318)	(28,259)	(5,976)	215,455	(42,454)	25,011
Over the counter financial derivative instruments	24,081	(1,524)	193	3,221	(1,014)	5,850
Short sales	0	0	(47)	(85)	0	0
Foreign currency	(4,596)	180	0	193	0	1,254

Net Realized Gain (Loss)	(25,243)	(25,051)	1,905	306,741	(40,595)	28,481

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	37,651	275,953	11,047	191,455	136,974	19,943
Investments in Affiliates	0	9	1	51	18	32
Exchange-traded or centrally cleared financial derivative instruments	(70,640)	570	(115)	(107,251)	9,569	(10,077)
Over the counter financial derivative instruments	(956)	(1,059)	760	(4,625)	800	(2,630)
Short sales	0	0	0	0	0	0
Foreign currency assets and liabilities	(491)	(18)	0	(460)	0	(240)

Net Change in Unrealized Appreciation (Depreciation)	(34,436)	275,455	11,693	79,170	147,361	7,028

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,125	$267,666	$22,981	$452,033	$118,510	$59,998

* Foreign tax withholdings	$0	$0	$0	$1	$0	$27

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$3,150	$143,548	$3,008	$9,744	$8,922	$24,421
0	1	2	200	0	466
57	1,050	279	835	26	0
0	0	0	0	2	0
3,207	144,599	3,289	10,779	8,950	24,887

204	9,119	226	690	605	1,585

243	7,127	332	691	611	1,657
0	0	0	14	0	49
27	127	28	0	0	0
0	0	0	0	0	0
45	223	44	0	15	0
9	42	10	0	0	0
0	0	0	0	0	0
0	8	0	1	1	2
292	34,934	7	666	824	2,443
0	0	3	0	0	1
820	51,580	650	2,062	2,056	5,737
(0)	(6)	(46)	0	0	0
820	51,574	604	2,062	2,056	5,737

2,387	93,025	2,685	8,717	6,894	19,150

773	16,833	1,149	5,374	5,461	8,898
1	72	24	13	1	0
(677)	(42,718)	(4,229)	10,334	2,676	12,380
52	16,192	1,199	2	4,275	4,342
(51)	(741)	0	0	0	0
0	(51)	(268)	0	174	866

98	(10,413)	(2,125)	15,723	12,587	26,486

3,320	115,419	1,962	6,689	9,686	27,666
0	(67)	(14)	9	(1)	0
(773)	(76,964)	(1,085)	(2,293)	370	(213)
137	8,860	(251)	(23)	(889)	(1,318)
21	77	0	0	0	0
0	(17)	(22)	0	(46)	(26)

2,705	47,308	590	4,382	9,120	26,109

$5,190	$129,920	$1,150	$28,822	$28,601	$71,745

$0	$0	$1	$0	$1	$16

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund			PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$78,804	$152,013		$17,262	$36,836	$9,383	$15,371	$66,122	$128,128
Net realized gain (loss)	(25,243)	53,801		(25,051)	(4,866)	1,905	(1,570)	306,741	(25,628)
Net change in unrealized appreciation (depreciation)	(34,436)	(84,358)		275,455	72,535	11,693	13,567	79,170	102,150

Net Increase (Decrease) in Net Assets Resulting from Operations	19,125	121,456		267,666	104,505	22,981	27,368	452,033	204,650

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(56,997)	(99,378)		(16,310)	(50,111)	(5,471)	(9,921)	(62,997)	(160,884)
I-2	(9,479)	(12,000)		(874)	(2,103)	(2,248)	(2,733)	(817)	(1,841)
I-3	(61)	(51	)(a)	0	0	(17)	0	0	0
Administrative Class	0	0		0	0	0	0	0	0
Class A	(3,900)	(8,129)		0	0	(2,990)	(5,664)	(335)	(727)
Class C	(1,598)	(4,086)		0	0	(388)	(921)	(5)	(5)
Class R	(96)	(188)		0	0	0	0	0	0

Tax basis return of capital
Institutional Class	0	0		0	(1,860)	0	0	0	0
I-2	0	0		0	(81)	0	0	0	0
I-3	0	0		0	0	0	0	0	0
Administrative Class	0	0		0	0	0	0	0	0
Class A	0	0		0	0	0	0	0	0
Class C	0	0		0	0	0	0	0	0
Class R	0	0		0	0	0	0	0	0

Total Distributions(c)	(72,131)	(123,832)		(17,184)	(54,155)	(11,114)	(19,239)	(64,154)	(163,457)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	79,159	574,815		76,647	(87,593)	109,012	8,767	(647,001)	629,327

Total Increase (Decrease) in Net Assets	26,153	572,439		327,129	(37,243)	120,879	16,896	(259,122)	670,520

Net Assets:

Beginning of period	3,882,444	3,310,005		1,252,821	1,290,064	669,401	652,505	3,664,301	2,993,781
End of period	$3,908,597	$3,882,444		$1,579,950	$1,252,821	$790,280	$669,401	$3,405,179	$3,664,301

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund			PIMCO Mortgage Opportunities and Bond Fund

Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

$11,744	$30,157	$24,489	$40,916	$2,387	$4,286		$93,025	$185,050
(40,595)	(30,824)	28,481	2,397	98	204		(10,413)	(10,624)
147,361	47,386	7,028	4,828	2,705	1,849		47,308	(45,674)

118,510	46,719	59,998	48,141	5,190	6,339		129,920	128,752

(9,225)	(32,849)	(21,715)	(37,319)	(1,804)	(3,313)		(67,603)	(158,969)
(984)	(2,010)	(86)	(146)	(222)	(254)		(13,725)	(29,018)
0	0	0	0	(2)	0		(374)	(590	)(a)
(150)	(435)	0	0	0	(40	)(b)	0	0
(1,283)	(2,848)	0	0	(540)	(1,422)		(2,552)	(8,698)
(115)	(291)	0	0	(80)	(118)		(359)	(1,015)
0	0	0	0	0	0		0	0

0	0	0	0	0	0		0	0
0	0	0	0	0	0		0	0
0	0	0	0	0	0		0	0
0	0	0	0	0	0	(b)	0	0
0	0	0	0	0	0		0	0
0	0	0	0	0	0		0	0
0	0	0	0	0	0		0	0

(11,757)	(38,433)	(21,801)	(37,465)	(2,648)	(5,147)		(84,613)	(198,290)

96,678	(679,917)	43,816	76,322	36,009	(28,755)		560,034	840,321

203,431	(671,631)	82,013	86,998	38,551	(27,563)		605,341	770,783

750,094	1,421,725	1,455,865	1,368,867	145,172	172,735		4,908,714	4,137,931
$953,525	$750,094	$1,537,878	$1,455,865	$183,723	$145,172		$5,514,055	$4,908,714

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund IV			PIMCO Total Return ESG Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,685	$3,507	$8,717	$16,547	$6,894	$31,110		$19,150	$30,717
Net realized gain (loss)	(2,125)	6,190	15,723	1,025	12,587	1,307		26,486	(2,356)
Net change in unrealized appreciation (depreciation)	590	(3,673)	4,382	4,501	9,120	5,248		26,109	14,647

Net Increase (Decrease) in Net Assets Resulting from Operations	1,150	6,024	28,822	22,073	28,601	37,665		71,745	43,008

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,285)	(1,865)	(8,352)	(16,845)	(6,934)	(31,696)		(16,308)	(26,398)
I-2	(857)	(1,069)	(41)	(146)	0	0		(2,071)	(2,780)
Administrative Class	0	0	(164)	(326)	0	0		(538)	(1,074)
Class A	(478)	(901)	0	0	(152)	(249)		0	0
Class C	(74)	(104)	0	0	0	(12	)(a)	0	0

Tax basis return of capital
Institutional Class	0	0	0	0	0	0		0	0
I-2	0	0	0	0	0	0		0	0
Administrative Class	0	0	0	0	0	0		0	0
Class A	0	0	0	0	0	0		0	0
Class C	0	0	0	0	0	0	(a)	0	0

Total Distributions(b)	(2,694)	(3,939)	(8,557)	(17,317)	(7,086)	(31,957)		(18,917)	(30,252)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(52,110)	114,113	54,631	(108,829)	(121,069)	(943,998)		97,783	143,631

Total Increase (Decrease) in Net Assets	(53,654)	116,198	74,896	(104,073)	(99,554)	(938,290)		150,611	156,387

Net Assets:

Beginning of period	202,072	85,874	510,849	614,922	566,773	1,505,063		1,190,183	1,033,796
End of period	$148,418	$202,072	$585,745	$510,849	$467,219	$566,773		$1,340,794	$1,190,183

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage Opportunities and Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$267,666	$452,033	$118,510	$129,920

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,862,778)	(6,321,064)	(1,960,129)	(44,976,230)
Proceeds from sales of long-term securities	1,547,239	6,314,210	1,627,316	40,978,407
(Purchases) Proceeds from sales of short-term portfolio investments, net	7,436	(63,608)	(4,125)	120,152
(Increase) decrease in deposits with counterparty	1,919	(2,161)	(1,030)	(26,384)
(Increase) decrease in receivable for investments sold	(107,268)	(201,439)	(56,629)	(2,538,872)
(Increase) decrease in interest and/or dividends receivable	(25)	3,334	(1,695)	(3,712)
(Increase) decrease in dividends receivable from Affiliates	11	70	22	289
(Increase) decrease in reimbursement receivable from PIMCO	0	(1)	0	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(26,502)	106,970	(31,812)	(115,198)
Proceeds from (Payments on) over the counter financial derivative instruments	168	4,224	87	19,513
(Increase) decrease in other assets	(1)	(29)	(4)	(158)
Increase (decrease) in payable for investments purchased	249,137	553,824	148,870	5,431,379
Increase (decrease) in deposits from counterparty	(12,888)	(3,756)	(7,949)	(9,514)
Increase (decrease) in accrued investment advisory fees	54	(74)	30	17
Increase (decrease) in accrued supervisory and administrative fees	55	(72)	37	10
Increase (decrease) in accrued distribution fees	0	0	3	(2)
Increase (decrease) in accrued servicing fees	0	2	3	(19)
Proceeds from (Payments on) short sales transactions, net	(5,535)	(1,412)	(36,612)	(484,261)
Proceeds from (Payments on) foreign currency transactions	162	(267)	0	(232)
Increase (decrease) in other liabilities	(1)	(2)	(1)	(4)
Net Realized (Gain) Loss
Investments in securities	(4,552)	(87,954)	(2,873)	(16,833)
Investments in Affiliates	0	(3)	0	(72)
Exchange-traded or centrally cleared financial derivative instruments	28,259	(215,455)	42,454	42,718
Over the counter financial derivative instruments	1,524	(3,221)	1,014	(16,192)
Short sales	0	85	0	741
Foreign currency	(180)	(193)	0	51
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(275,953)	(191,455)	(136,974)	(115,419)
Investments in Affiliates	(9)	(51)	(18)	67
Exchange-traded or centrally cleared financial derivative instruments	(570)	107,251	(9,569)	76,964
Over the counter financial derivative instruments	1,059	4,625	(800)	(8,860)
Short sales	0	0	0	(77)
Foreign currency assets and liabilities	18	460	0	17
Net amortization (accretion) on investments	(17,183)	(6,334)	(905)	34,379

Net Cash Provided by (Used for) Operating Activities	(208,738)	448,537	(312,779)	(1,477,415)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	255,454	281,049	419,709	1,473,111
Payments on shares redeemed	(188,487)	(1,007,800)	(317,451)	(1,014,248)
Increase (decrease) in overdraft due to custodian	0	0	42	0
Cash distributions paid*	(7)	(1,387)	(266)	(6,980)
Proceeds from reverse repurchase agreements	6,232,796	7,853,839	5,313,614	9,728,088
Payments on reverse repurchase agreements	(6,055,208)	(7,744,416)	(5,102,869)	(8,710,011)
Proceeds from sale-buyback transactions	1,842,586	2,855,638	681,709	34,057,193
Payments on sale-buyback transactions	(1,879,217)	(2,686,572)	(681,709)	(34,042,992)

Net Cash Received from (Used for) Financing Activities	207,917	(449,649)	312,779	1,484,161

Net Increase (Decrease) in Cash and Foreign Currency	(821)	(1,112)	0	6,746

Cash and Foreign Currency:

Beginning of period	1,207	2,334	0	5,653
End of period	$386	$1,222	$0	$12,399

* Reinvestment of distributions	$17,173	$62,842	$11,493	$77,807

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$9,184	$9,079	$5,408	$32,424

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

Brookfield Retail Holdings
4.544% (LIBOR03M + 2.500%) due 08/27/2025 ~		$2,664	$2,629

Dell International LLC
4.044% (LIBOR03M + 2.000%) due 09/19/2025 ~		288	279

Financial & Risk U.S. Holdings, Inc.
4.000% (EUR003M + 4.000%) due 10/01/2025 ~	EUR	3,275	3,619

PG&E Corp.
1.125% due 12/31/2020 µ		$2,350	2,365
4.320% (LIBOR03M + 2.250%) due 12/31/2020 µ ~		7,050	7,095

RegionalCare Hospital Partners Holdings, Inc.
6.554% (LIBOR03M + 4.500%) due 11/17/2025 ~		7,345	7,359

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~		14,500	14,464

Total Loan Participations and Assignments (Cost $37,737)			37,810

CORPORATE BONDS & NOTES 25.9%

BANKING & FINANCE 17.9%

ABN AMRO Bank NV
4.750% due 07/28/2025		1,400	1,510

AerCap Ireland Capital DAC
4.450% due 10/01/2025		2,800	2,990

AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~		6,600	3,597

AIA Group Ltd.
2.676% (US0003M + 0.520%) due 09/20/2021 ~		1,900	1,900
3.900% due 04/06/2028		2,800	3,049

Ally Financial, Inc.
4.125% due 03/30/2020		100	101

Ambac Assurance Corp.
5.100% due 06/07/2020		1	2

Ambac LSNI LLC
7.104% due 02/12/2023 •		5	5

Aviation Capital Group LLC
3.082% (US0003M + 0.950%) due 06/01/2021 ~		3,900	3,915

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		5,000	5,330

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	3,200	3,558
8.875% due 04/14/2021 •(i)(j)		1,600	1,932

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	4,600	1,367

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)	EUR	2,800	3,227

Bank of America Corp.
3.219% (US0003M + 0.960%) due 07/23/2024 ~		$3,700	3,725
3.438% (US0003M + 1.160%) due 01/20/2023 ~		600	607
3.499% due 05/17/2022 •		1,300	1,326
3.550% due 03/05/2024 •		5,100	5,307
4.125% due 01/22/2024		11,000	11,858
5.875% due 03/15/2028 •(i)		5,500	5,959

Banque Federative du Credit Mutuel S.A.
3.750% due 07/20/2023		2,200	2,317

Barclays Bank PLC
10.000% due 05/21/2021	GBP	25,675	35,708

Barclays PLC
4.972% due 05/16/2029 •		$1,900	2,087

BNP Paribas S.A.
4.400% due 08/14/2028		6,000	6,630
4.705% due 01/10/2025 •		1,800	1,947

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brown & Brown, Inc.
4.200% due 09/15/2024		$5,000	$5,294

Citibank N.A.
3.400% due 07/23/2021		3,500	3,586

Citigroup, Inc.
3.236% (US0003M + 0.960%) due 04/25/2022 ~		1,800	1,820
3.887% due 01/10/2028 •		7,000	7,497
4.044% due 06/01/2024 •		9,200	9,722
4.075% due 04/23/2029 •		2,400	2,623

Cooperatieve Rabobank UA
2.500% due 01/19/2021		2,000	2,012
2.973% (US0003M + 0.860%) due 09/26/2023 ~		2,600	2,603
5.500% due 06/29/2020 •(i)(j)	EUR	600	675
6.625% due 06/29/2021 •(i)(j)		200	238
6.875% due 03/19/2020 (j)		4,000	4,499

Corp. Andina de Fomento
3.950% due 10/15/2021 (h)	MXN	289,090	14,500

Credit Suisse AG
6.500% due 08/08/2023 (j)		$7,700	8,594

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		2,300	2,460

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		14,975	15,747

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	200	217
3.577% (US0003M + 1.290%) due 02/04/2021 ~		$1,100	1,092
4.250% due 10/14/2021		20,050	20,345
5.000% due 02/14/2022		9,900	10,255

Discover Bank
4.650% due 09/13/2028		5,000	5,575

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		3,489	3,589

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,748	2,795

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,000	5,450

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		9,800	9,801
3.220% (US0003M + 0.880%) due 10/12/2021 ~		400	393
3.393% (US0003M + 1.235%) due 02/15/2023 ~		7,900	7,665
3.550% due 10/07/2022		3,700	3,703
4.853% (US0003M + 2.550%) due 01/07/2021 ~		1,400	1,422
5.443% (US0003M + 3.140%) due 01/07/2022 ~		800	823

General Motors Financial Co., Inc.
3.414% (US0003M + 1.310%) due 06/30/2022 ~		900	901
3.550% due 07/08/2022		2,400	2,452

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		6,000	6,071
3.691% due 06/05/2028 •		16,100	16,916

Harley-Davidson Financial Services, Inc.
3.078% (US0003M + 0.940%) due 03/02/2021 ~		4,500	4,506

HSBC Holdings PLC
3.400% due 03/08/2021		400	406
4.300% due 03/08/2026		400	434
4.583% due 06/19/2029 •		5,600	6,217
5.875% due 09/28/2026 •(i)(j)	GBP	6,200	8,073
6.250% due 03/23/2023 •(i)(j)		$200	207

ING Groep NV
4.100% due 10/02/2023		4,000	4,249

Intesa Sanpaolo SpA
3.250% due 09/23/2024		5,800	5,792

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		8,000	8,291
3.797% due 07/23/2024 •		2,000	2,112
4.005% due 04/23/2029 •		1,000	1,094

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/01/2024 •(i)		$7,900	$8,127

Lloyds Bank PLC
2.250% due 08/14/2022		4,450	4,447
12.000% due 12/16/2024 •(i)		750	903

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		3,700	3,713
4.450% due 05/08/2025		12,900	13,896
6.375% due 06/27/2020 •(i)(j)	EUR	1,000	1,124
7.625% due 06/27/2023 •(i)(j)	GBP	8,100	10,863
7.875% due 06/27/2029 •(i)(j)		2,700	3,902

Morgan Stanley
3.125% due 01/23/2023		$1,800	1,848
3.208% (US0003M + 0.930%) due 07/22/2022 ~		1,700	1,713
3.407% (US0003M + 1.220%) due 05/08/2024 ~		1,300	1,319
3.772% due 01/24/2029 •		1,900	2,032

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		7,000	7,464

Nationwide Building Society
3.766% due 03/08/2024 •		10,400	10,686
3.900% due 07/21/2025		2,800	2,987
4.302% due 03/08/2029 •		13,500	14,466
4.363% due 08/01/2024 •		5,000	5,254

Navient Corp.
5.875% due 03/25/2021		6,604	6,885
8.000% due 03/25/2020		100	102

Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2019	DKK	113,600	16,584

Nykredit Realkredit A/S
1.000% due 10/01/2019		323,200	47,183

OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$600	601

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		300	317

Piper Jaffray Cos.
4.740% due 10/15/2021 «(b)(k)		2,600	2,607
5.200% due 10/15/2023 «(b)(k)		3,600	3,614

QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(j)		17,650	19,689

Regions Bank
2.676% (US0003M + 0.500%) due 08/13/2021 ~		1,100	1,101

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •		600	631
4.892% due 05/18/2029 •		2,200	2,422
6.125% due 12/15/2022		180	195
6.400% due 10/21/2019		42,650	42,744
7.648% due 09/30/2031 •(i)		2,125	2,943
8.000% due 08/10/2025 •(i)(j)		900	995

Santander Holdings USA, Inc.
4.450% due 12/03/2021		2,400	2,507

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		650	670

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		1,500	1,578

Springleaf Finance Corp.
5.625% due 03/15/2023		2,400	2,568
6.125% due 05/15/2022		950	1,021
6.125% due 03/15/2024		9,700	10,464

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	3,400	4,671

Toronto-Dominion Bank
3.303% (US0003M + 1.000%) due 04/07/2021 ~		$13,300	13,472

UBS AG
7.625% due 08/17/2022 (j)		35,100	39,631

UBS Group AG
3.126% due 08/13/2030 •		5,000	5,042

UniCredit SpA
6.203% (US0003M + 3.900%) due 01/14/2022 ~		6,700	7,023
7.830% due 12/04/2023		14,700	17,247

Wells Fargo & Co.
2.600% due 07/22/2020		4,800	4,823

44	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.584% due 05/22/2028 •		$9,900	$10,496
5.900% due 06/15/2024 •(i)		1,300	1,396

Wells Fargo Bank N.A.
3.325% due 07/23/2021 •		1,500	1,514

			700,150

INDUSTRIALS 4.9%

AbbVie, Inc.
2.900% due 11/06/2022		500	510
3.600% due 05/14/2025		4,700	4,891
4.500% due 05/14/2035		4,500	4,859

Altice Financing S.A.
6.625% due 02/15/2023		700	720

Altice France S.A.
5.625% due 05/15/2024	EUR	1,020	1,146

Amazon.com, Inc.
4.050% due 08/22/2047		$6,300	7,594

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		3,100	3,197

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,900	3,098
4.375% due 12/15/2028		700	757

Bombardier, Inc.
7.875% due 04/15/2027		900	899

Broadcom Corp.
3.000% due 01/15/2022		5,400	5,454
3.625% due 01/15/2024		500	512

Campbell Soup Co.
3.950% due 03/15/2025		5,200	5,517

CCO Holdings LLC
5.000% due 02/01/2028		2,900	3,005

Charter Communications Operating LLC
4.464% due 07/23/2022		600	632
4.500% due 02/01/2024		600	645
4.908% due 07/23/2025		15,700	17,267

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		1,800	2,007

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		3,403	3,747

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		1,600	1,632

Community Health Systems, Inc.
6.250% due 03/31/2023		100	100

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK) ^(c)(d)
9.500% due 11/09/2024		2,262	983

Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		50	53

Continental Resources, Inc.
4.375% due 01/15/2028		3,900	4,037

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026		2,000	1,975

CSN Resources S.A.
6.500% due 07/21/2020		295	302

CVS Health Corp.
3.500% due 07/20/2022		500	516
5.125% due 07/20/2045		1,700	1,940

DAE Funding LLC
5.000% due 08/01/2024		200	209

Dell International LLC
4.420% due 06/15/2021		4,250	4,383
6.020% due 06/15/2026		2,250	2,539

Enterprise Products Operating LLC
5.200% due 09/01/2020		3,275	3,366

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		1,200	1,200

Exela Intermediate LLC
10.000% due 07/15/2023		1,300	731

General Mills, Inc.
3.313% (US0003M + 1.010%) due 10/17/2023 ~		400	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~		$5,700	$5,701

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		3,200	3,368

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	3,600	4,046

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		$2,300	2,322

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		5,534	5,627

Kraft Heinz Foods Co.
5.000% due 07/15/2035		100	107
5.200% due 07/15/2045		100	105

Marvell Technology Group Ltd.
4.875% due 06/22/2028		1,200	1,334

MGM Resorts International
6.750% due 10/01/2020		500	520

Murphy Oil Corp.
5.750% due 08/15/2025		700	714

Newfield Exploration Co.
5.375% due 01/01/2026		5,100	5,548

Owens Corning
3.400% due 08/15/2026		400	402

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,400	3,594

QUALCOMM, Inc.
4.650% due 05/20/2035		1,500	1,771
4.800% due 05/20/2045		1,900	2,273

Reynolds American, Inc.
4.000% due 06/12/2022		800	834

Sands China Ltd.
5.125% due 08/08/2025		7,700	8,473
5.400% due 08/08/2028		1,500	1,693

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		5,600	5,967

Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	400	328
3.250% due 04/15/2022		2,100	2,134
6.000% due 04/15/2024		$1,700	1,472

Transocean, Inc.
7.250% due 11/01/2025		7,375	6,527
7.500% due 01/15/2026		600	536

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (b)		3,700	3,700
10.500% due 01/22/2024		4,000	4,405

United Technologies Corp.
4.125% due 11/16/2028		2,900	3,284

Vale Overseas Ltd.
6.250% due 08/10/2026		700	810

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~		12,000	12,043
3.875% due 11/13/2020		700	712

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~		2,800	2,800

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,100	3,106
3.150% due 04/01/2022		3,000	3,059
3.375% due 11/30/2021		200	204
3.550% due 04/01/2025		1,500	1,576

			191,921

UTILITIES 3.1%

Antero Midstream Partners LP
5.750% due 03/01/2027		10,500	8,794

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		6,300	6,332
3.312% (US0003M + 1.180%) due 06/12/2024 ~		7,900	8,050
4.300% due 02/15/2030		105	116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~		$2,700	$2,712
2.788% (US0003M + 0.650%) due 03/11/2022 ~		7,000	7,040

Enable Midstream Partners LP
4.950% due 05/15/2028		2,500	2,599

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~		500	502

NextEra Energy Capital Holdings, Inc.
2.852% (US0003M + 0.720%) due 02/25/2022 ~		8,100	8,176

ONEOK, Inc.
4.350% due 03/15/2029		8,900	9,531

Petrobras Global Finance BV
5.999% due 01/27/2028		26,210	29,211
6.625% due 01/16/2034	GBP	1,200	1,753
6.850% due 06/05/2115		$200	229

Rio Oil Finance Trust
8.200% due 04/06/2028		400	459
9.250% due 07/06/2024		149	167

Sprint Communications, Inc.
7.000% due 08/15/2020		4,900	5,070

Sprint Corp.
7.625% due 03/01/2026		6,600	7,301

Transocean Proteus Ltd.
6.250% due 12/01/2024		1,913	1,951

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~		3,000	3,049
4.016% due 12/03/2029		1,362	1,515
4.125% due 03/16/2027		7,400	8,174
4.329% due 09/21/2028		7,144	8,110

			120,841

Total Corporate Bonds & Notes (Cost $999,936)			1,012,912

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047		2,255	2,255
2.862% (US0001M + 0.780%) due 04/01/2047 ~		3,030	3,039

			5,294

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		271	312

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		1,100	1,342

			1,654

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.250% due 07/01/2026 ^(d)		275	206

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.750% due 07/01/2041 ^(d)		155	111

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.500% due 07/01/2026 ^(d)		120	79

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(d)		280	183

			579

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.7%

Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	$4,300	$4,494

Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	8,500	8,638
2.953% due 07/01/2022	15,000	15,444

		28,576

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	34,905	2,278
7.467% due 06/01/2047	5,120	5,303

		7,581

Total Municipal Bonds & Notes (Cost $40,961)		43,684

U.S. GOVERNMENT AGENCIES 40.1%

Fannie Mae
2.138% due 03/25/2034 •	36	36
2.168% due 08/25/2034 •	11	11
2.190% due 07/25/2043 •(a)	18,821	3,009
2.205% due 12/25/2036 •	45	45
2.318% due 12/25/2028 •	1	1
2.351% due 03/25/2036 •	22	22
2.368% due 03/25/2037 •	128	128
2.491% due 10/18/2030 •	2	2
2.495% due 05/25/2042 •	2	2
2.591% due 04/18/2032 •	26	26
2.918% due 04/25/2032 •	1	1
3.486% due 05/01/2036 •	5	5
3.625% due 11/25/2023 •	11	11
3.683% due 08/01/2042 - 10/01/2044 •	174	178
3.885% due 09/01/2034 •	4	4
4.206% due 08/01/2028 •	2	2
4.225% due 12/01/2036 •	12	12
4.284% due 12/01/2034 •	15	16
4.393% due 05/25/2035	12	13
4.424% due 08/01/2029 •	8	8
4.545% due 12/01/2034 •	7	7
4.592% due 09/01/2039 •	19	19
4.621% due 09/01/2031 •	10	11
4.646% due 05/01/2036 •	52	55
4.647% due 03/01/2036 •	111	116
4.726% due 11/01/2034 •	160	170
4.737% due 12/01/2035 •	1	1
4.750% due 03/01/2027 - 02/01/2036 •	47	49
4.795% due 01/01/2036 •	114	121
5.000% due 01/25/2035	12	13
5.000% due 06/25/2041 (a)	1,280	193
5.610% due 01/25/2032 þ	28	29
5.675% due 02/25/2033 þ	109	118
5.750% due 08/25/2033	41	44
6.000% due 01/25/2033 - 07/25/2044	158	181
6.473% due 10/25/2031 þ	1	1
6.589% due 10/25/2031 þ	47	50
7.500% due 12/25/2019 - 06/25/2032	23	26

Fannie Mae UMBS
3.500% due 10/01/2040 - 05/01/2049	303,740	312,795
4.000% due 05/01/2047 - 12/01/2048	63,267	66,293
6.500% due 06/01/2036 - 09/01/2038	2,062	2,369

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	183,200	185,891
3.500% due 11/01/2049 - 12/01/2049	243,100	249,474
4.000% due 10/01/2049 - 11/01/2049	679,400	705,281

Federal Housing Administration
6.896% due 07/01/2020	37	37
7.430% due 02/01/2023	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.000% due 01/15/2043 (f)	$12,374	$1,798
1.635% due 10/25/2021 ~(a)	31,519	820
2.378% due 12/15/2029 •	41	40
2.528% due 01/15/2032 •	6	6
3.000% due 12/15/2047 (a)	13,597	1,923
3.500% due 12/15/2047 - 06/15/2049 (a)	35,044	5,325
3.820% due 09/01/2035 •	5	6
3.846% due 07/25/2044 •	1,602	1,654
3.946% due 10/25/2049 (b)	10,000	2,299
3.964% due 10/15/2049 (b)	33,000	7,624
4.000% due 07/01/2047 - 10/01/2047	431	453
4.000% due 06/15/2049 (a)	16,290	2,978
4.105% due 09/01/2035 •	3	3
4.224% due 08/01/2035 •	8	8
4.723% due 12/01/2032 •	2	2
4.789% due 03/01/2036 •	32	34
4.921% due 07/25/2033 ~	2	2
5.000% due 03/15/2021 - 08/15/2038	33	33
5.500% due 09/15/2039	77	85
6.000% due 05/15/2035	127	146
6.500% due 10/25/2043	63	75
6.502% due 11/25/2030 þ	7	7
6.555% due 09/25/2029 ~	41	44
7.000% due 07/25/2043	39	48
7.500% due 08/15/2030 - 03/25/2044	75	93
8.610% due 12/25/2030 þ	117	122

Ginnie Mae
2.344% due 05/20/2037 •	535	534
2.578% due 12/16/2025 •	21	21
3.750% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	16	18
3.750% due 07/20/2030 •	16	17
3.875% (H15T1Y + 1.500%) due 06/20/2021 ~	7	7
3.875% due 04/20/2030 •	11	12
3.983% due 09/20/2049 •(a)	27,779	5,955
4.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	24	24
4.000% due 01/20/2027 •	42	43
4.006% due 08/20/2049	12,339	1,806
4.056% due 08/20/2049 •(a)	33,387	5,245
4.125% (H15T1Y + 1.500%) due 12/20/2021 ~	2	2
4.125% due 10/20/2027 - 10/20/2029 •	27	29
5.000% due 03/15/2039 - 05/15/2039	890	996
5.500% due 10/15/2034 - 03/15/2035	75	84
6.000% due 06/20/2038	26	28
8.000% due 03/20/2030	11	13
8.500% due 04/20/2030 - 07/20/2030	1	2

Small Business Administration
4.340% due 03/01/2024	30	31
4.760% due 09/01/2025	33	34
5.600% due 09/01/2028	131	143
6.220% due 12/01/2028	127	140
7.190% due 12/01/2019	3	3
7.200% due 10/01/2019	10	10

Total U.S. Government Agencies (Cost $1,559,786)		1,567,703

U.S. TREASURY OBLIGATIONS 20.2%

U.S. Treasury Bonds
2.500% due 02/15/2045 (q)	20	22

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2021 (o)	79,238	78,422
0.125% due 07/15/2026 (o)	52	52
0.250% due 01/15/2025	38,670	38,811
0.250% due 07/15/2029	15,947	16,129
0.375% due 07/15/2027	26,849	27,320
0.625% due 01/15/2026	19,595	20,119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 07/15/2028	$4,804	$5,053
0.875% due 01/15/2029	114,815	122,115
1.750% due 01/15/2028	15,063	16,959
2.375% due 01/15/2025	20,416	22,750
2.375% due 01/15/2027	52,796	61,065
2.500% due 01/15/2029	6,859	8,300

U.S. Treasury Notes
1.250% due 08/31/2024	83,300	82,155
1.375% due 06/30/2023 (o)	2	2
1.625% due 02/15/2026 (o)(q)	7,210	7,214
1.750% due 01/31/2023 (o)	700	704
2.000% due 04/30/2024 (o)	40	41
2.000% due 05/31/2024	158,100	161,302
2.000% due 02/15/2025 (o)(q)	2,400	2,451
2.125% due 05/15/2025 (o)(q)	1,485	1,527
2.250% due 01/31/2024 (o)(q)	9,520	9,793
2.250% due 11/15/2024 (o)(q)	18,700	19,321
2.375% due 08/15/2024 (o)(q)	61,170	63,478
2.375% due 05/15/2029	550	584
2.500% due 05/15/2024 (o)(q)	18,400	19,165
2.625% due 02/15/2029	3,310	3,584

Total U.S. Treasury Obligations (Cost $772,356)		788,438

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.1%

Adjustable Rate Mortgage Trust
2.278% due 03/25/2036 •	308	219
4.306% due 10/25/2035 ^~	874	842
4.602% due 09/25/2035 ^~	8	8

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•	482	459
3.366% due 11/25/2046 •	10,025	5,001
3.452% due 10/25/2046 •	222	217

American Home Mortgage Investment Trust
3.531% due 09/25/2045 •	166	168
3.689% due 10/25/2034 •	3	3

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	580	576

Banc of America Funding Trust
2.204% due 02/20/2047 •	1,987	1,942
2.228% due 04/25/2037 ^•	415	353
2.234% due 10/20/2036 •	503	452
2.324% due 06/20/2047 •	1,493	1,356
2.418% due 05/25/2037 ^•	280	244
4.307% due 10/20/2046 ^~	1,725	1,624
4.561% due 06/20/2037 ^~	121	118
5.500% due 09/25/2034	1,152	1,149
5.806% due 03/25/2037 ^~	13	13
5.878% due 10/25/2036 ^~	348	335
6.000% due 08/25/2037 ^	1,033	979

Banc of America Mortgage Trust
4.804% due 02/25/2034 ~	59	60
4.843% due 05/25/2034 ~	153	155
6.500% due 10/25/2031	3	3

BCAP LLC Trust
0.000% due 06/26/2036 ~	847	488
1.521% due 04/26/2037 ~	44	44
3.290% due 11/26/2046 •	2,750	2,777
5.250% due 02/26/2036 ~	2,291	1,692
5.250% due 06/26/2037	996	975
12.742% due 02/26/2036 ~	765	287
14.340% due 04/26/2037 ~	887	439

Bear Stearns Adjustable Rate Mortgage Trust
3.441% due 05/25/2034 ~	11	11
4.132% due 08/25/2035 ~	130	117
4.250% due 10/25/2034 ~	44	44
4.257% due 08/25/2035 ^~	82	78
4.433% due 02/25/2033 ~	5	4
4.453% due 11/25/2034 ~	3	3
4.631% due 04/25/2034 ~	42	44
4.670% due 01/25/2034 ~	254	263
4.723% due 11/25/2034 ~	140	137
4.855% due 05/25/2034 ~	28	28

Bear Stearns ALT-A Trust
2.218% due 02/25/2034 •	94	87
2.338% due 08/25/2036 ^•	1,631	1,747
2.358% due 08/25/2036 ^•	719	602
2.458% due 04/25/2036 ^•	2,248	2,672
2.718% due 09/25/2034 •	140	141

46	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.980% due 01/25/2036 ^~	$1,263	$1,302
3.992% due 11/25/2036 ^~	559	519
4.020% due 08/25/2036 ^~	15	14
4.040% due 11/25/2035 ^~	128	112
4.055% due 03/25/2036 ^~	387	339
4.153% due 03/25/2036 ~	1,276	917
4.496% due 05/25/2035 ~	2,296	2,350

Bear Stearns Mortgage Funding Trust
2.208% due 01/25/2037 •	2,703	2,678

Chase Mortgage Finance Trust
4.404% due 07/25/2037 ~	46	46
4.711% due 02/25/2037 ~	54	56

ChaseFlex Trust
2.318% due 07/25/2037 •	626	558
4.222% due 08/25/2037 ^þ	2,481	2,379
6.000% due 02/25/2037 ^	708	487

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.248% due 05/25/2036 •	1,001	973

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	116	119
6.000% due 09/25/2037	281	303

Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	50	50

Citigroup Global Markets Mortgage Securities, Inc.
2.518% due 05/25/2032 •	68	68

Citigroup Mortgage Loan Trust
4.226% due 11/25/2036 ^~	551	524
4.521% due 09/25/2037 ^~	2,470	2,258
4.566% due 08/25/2035 ~	567	579
4.566% due 08/25/2035 ^~	62	56
4.990% due 11/25/2035 •	799	810

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	236	234
4.843% due 02/25/2034 ~	67	68

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	615	609

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	596	501

Countrywide Alternative Loan Trust
2.138% due 06/25/2036 •	1,045	1,000
2.158% due 04/25/2047 •	3,637	3,492
2.188% due 01/25/2037 ^•	61	60
2.208% due 09/25/2046 ^•	120	115
2.218% due 06/25/2037 •	21	20
2.268% due 09/25/2046 ^•	829	611
2.274% due 07/20/2035 •	33	33
2.298% due 12/25/2035 •	366	365
2.368% due 05/25/2036 ^•	1,365	817
2.368% due 05/25/2037 ^•	47	21
2.388% due 02/25/2037 ^•	10,051	3,488
2.418% due 05/25/2036 ^•	1,868	1,581
2.468% due 09/25/2035 ^•	3,401	2,636
2.518% due 12/25/2035 ^•	3,597	2,195
2.518% due 05/25/2037 ^•	1,145	512
2.684% due 11/20/2035 •	2,814	2,705
2.718% due 05/25/2036 •	1,495	849
2.728% due 07/25/2036 ^•	1,223	628
2.768% due 08/25/2035 ^•	94	78
2.818% due 12/25/2035 ^•	683	602
2.918% due 12/25/2036 ^•	5,661	2,689
3.522% due 10/25/2035 ^~	415	387
3.926% due 01/25/2036 •	948	971
3.970% due 06/25/2037 ^~	166	158
5.250% due 06/25/2035 ^	20	20
5.500% due 04/25/2035	493	502
5.500% due 10/25/2035 ^	427	380
5.500% due 11/25/2035 ^	2,192	1,950
5.500% due 12/25/2035 ^	291	242
5.500% due 01/25/2036	369	330
5.500% due 03/25/2036 ^	58	42
5.750% due 07/25/2035 ^	2,070	1,852
6.000% due 04/25/2036 ^	791	545
6.000% due 01/25/2037 ^	1,028	859
6.000% due 02/25/2037 ^	2,739	1,963
6.000% due 03/25/2037 ^	1,021	722
6.000% due 08/25/2037 ^	686	557
6.250% due 11/25/2036 ^	582	537
6.500% due 09/25/2037 ^	1,329	898

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
2.598% due 04/25/2035 •		$2	$2
2.658% due 03/25/2035 •		147	151
2.678% due 02/25/2035 •		63	63
2.758% due 02/25/2035 •		1,073	1,035
2.778% due 09/25/2034 •		4	4
3.472% due 09/25/2034 ^~		25	19
3.711% due 02/20/2036 ^•		314	279
3.803% due 08/25/2034 ^~		7	6
3.803% due 08/25/2034 ~		101	98
3.829% due 07/25/2034 ~		142	145
3.842% due 03/25/2037 ^~		129	121
3.916% due 06/20/2035 ~		13	13
4.241% due 11/25/2034 ~		60	61
4.454% due 12/25/2033 ~		21	21
4.667% due 02/20/2036 ^•		828	821
4.696% due 10/19/2032 ~		5	5
5.500% due 11/25/2035 ^		93	85
5.500% due 07/25/2037 ^		641	510
5.750% due 07/25/2037 ^		3,014	2,528
5.750% due 08/25/2037		10,787	9,408
6.000% due 02/25/2036 ^		619	471
6.000% due 03/25/2036 ^		5	4

Countrywide Home Loan Reperforming REMIC Trust
2.358% due 06/25/2035 •		1,124	1,084
2.418% due 11/25/2034 •		28	26

Credit Suisse First Boston Mortgage Securities Corp.
0.412% due 05/15/2023 ~(a)		153,756	250
3.044% due 03/25/2032 ~		66	65
6.000% due 01/25/2036 ^		1,432	1,102

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~		5	5
7.000% due 02/25/2034		181	202

Credit Suisse Mortgage Capital Certificates
3.814% due 07/27/2037 ~		2,639	2,499
3.921% due 08/27/2046 ~		1,858	1,874

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		489	392
7.000% due 08/25/2037 ^~		971	798

Deutsche ALT-A Securities, Inc.
2.318% due 04/25/2037 •		607	388

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.118% due 08/25/2037 ^•		614	516
2.138% due 08/25/2036 ^•		2,360	2,255

Downey Savings & Loan Association Mortgage Loan Trust
2.317% due 08/19/2045 •		17	17
3.366% due 03/19/2046 ^•		753	703

EMF-NL Prime BV
0.437% due 04/17/2041 •	EUR	4,226	4,433

Eurosail PLC
1.137% due 10/17/2040 •		2,250	2,465

First Horizon Alternative Mortgage Securities Trust
3.896% due 03/25/2035 ~		$35	28
3.940% due 04/25/2036 ^~		521	495
4.010% due 01/25/2036 ^~		3,736	2,796
4.201% due 06/25/2036 ^~		589	549

First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		1,006	851

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~		168	141

GreenPoint Mortgage Funding Trust
2.458% due 06/25/2045 •		11	11
2.558% due 11/25/2045 •		85	76

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.775% due 10/25/2033 ~		23	24

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	617	618

GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	320

GSMPS Mortgage Loan Trust
2.368% due 03/25/2035 •		53	50

GSR Mortgage Loan Trust
4.059% due 06/25/2034 ~		108	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 03/25/2033 •	$11	$11
5.750% due 03/25/2036 ^	327	351
5.750% due 01/25/2037 ^	695	632
6.000% due 02/25/2036 ^	1,974	1,474
6.000% due 03/25/2037 ^	1,326	1,152
6.000% due 05/25/2037 ^	437	404
6.500% due 09/25/2036 ^	469	364

HarborView Mortgage Loan Trust
2.237% due 11/19/2036 •	168	170
2.237% due 07/19/2046 ^•	168	117
2.237% due 11/19/2046 ^•	47	41
2.367% due 11/19/2035 •	1,037	1,004
2.537% due 06/19/2035 •	57	58
2.557% due 01/19/2036 •	1,433	1,147
2.617% due 02/19/2036 •	1,005	845
2.877% due 11/19/2034 ^•	680	643
3.005% due 06/19/2045 ^•	3,132	2,065
3.557% due 10/19/2035 •	609	533
4.295% due 04/19/2034 ~	6	6

HomeBanc Mortgage Trust
4.160% due 04/25/2037 ^~	10,249	9,637

Impac CMB Trust
2.678% due 03/25/2035 •	111	112

Impac Secured Assets Trust
2.368% due 05/25/2036 •	156	160

Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051	306	334

IndyMac Mortgage Loan Trust
2.178% due 04/25/2037 •	490	482
2.208% due 09/25/2046 •	31	30
2.218% due 11/25/2046 •	476	452
2.268% due 02/25/2037 •	2,140	1,624
3.742% due 06/25/2037 ^~	705	601
3.927% due 01/25/2036 ^~	410	383
4.089% due 06/25/2036 ~	866	821
4.245% due 12/25/2034 ~	371	375
4.289% due 10/25/2034 ~	1,082	1,130
4.306% due 12/25/2036 ^~	38	37
4.532% due 01/25/2036 ~	936	940

JPMorgan Alternative Loan Trust
2.158% due 03/25/2037 •	849	846
2.645% due 06/27/2037 •	447	386
4.173% due 05/25/2037 ^~	1,449	1,333
5.500% due 11/25/2036 ^~	1	1
5.649% due 05/26/2037 ~	5,356	4,673
6.310% due 08/25/2036 ^þ	2,386	2,265

JPMorgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046	188	189
3.414% due 01/15/2046	38	39

JPMorgan Mortgage Trust
4.222% due 11/25/2035 ^~	388	365
4.243% due 05/25/2034 ~	71	72
4.246% due 11/25/2033 ~	9	9
4.368% due 04/25/2036 ^~	259	240
4.414% due 04/25/2037 ^~	45	43
4.508% due 07/25/2035 ~	28	29
5.750% due 01/25/2036 ^	1,152	907
6.000% due 08/25/2037 ^	14	11
6.250% due 07/25/2036 ^	1,746	1,328
6.500% due 01/25/2036 ^	585	459
6.500% due 08/25/2036 ^	1,995	1,419

Lehman XS Trust
2.218% due 08/25/2046 •	2,547	2,468
2.248% due 04/25/2046 ^•	2,052	2,053

MASTR Adjustable Rate Mortgages Trust
2.438% due 05/25/2047 ^•	13	417
2.618% due 05/25/2047 ^•	565	822
4.061% due 05/25/2034 ~	112	113
4.734% due 11/21/2034 ~	36	38

MASTR Seasoned Securitization Trust
4.021% due 10/25/2032 ~	18	19

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •	81	82

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •	182	178

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Alternative Note Asset Trust
2.315% due 02/25/2037 •		$102	$102

Merrill Lynch Mortgage Investors Trust
0.784% due 11/25/2029 ~(a)		1,645	38
2.398% due 08/25/2035 •		779	785
2.678% due 06/25/2028 •		2	2
4.246% due 02/25/2036 ~		721	732
4.324% due 03/25/2036 ^~		1,162	839
4.437% due 02/25/2033 ~		17	16
4.880% due 05/25/2033 ~		4	4

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		87	87
2.657% due 05/15/2046		94	95
2.825% due 08/15/2045		83	84
3.912% due 07/15/2046 ~		33	34

Morgan Stanley Mortgage Loan Trust
2.278% due 03/25/2036 •		450	369
3.608% due 07/25/2035 ~		178	168
3.608% due 12/25/2037 ~		1,871	1,586
3.946% due 08/25/2034 ~		208	198
4.165% due 07/25/2035 ^~		129	121
4.269% due 06/25/2036 ~		3,013	3,022
4.365% due 06/25/2036 ~		29	30
4.715% due 08/25/2034 ~		21	22

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		694	713

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.438% due 06/25/2037 •		5,881	4,903
3.726% due 10/25/2035 ~		503	502
4.673% due 08/25/2035 ~		191	193

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.398% due 12/25/2035 •		4,076	3,900
5.675% due 12/25/2035 ~		41	41

Prime Mortgage Trust
2.418% due 02/25/2034 •		3	2
5.500% due 06/25/2036 ^		114	115

RBSGC Structured Trust
5.500% due 11/25/2035 ^		4,409	4,335

RBSSP Resecuritization Trust
2.385% due 08/27/2037 •		1,481	1,459
2.625% due 06/27/2036 •		8,890	7,334

Residential Accredit Loans, Inc. Trust
2.158% due 01/25/2037 •		1,312	1,283
2.198% due 05/25/2036 •		1,683	1,625
2.203% due 12/25/2036 •		122	116
2.268% due 02/25/2036 ^•		263	204
2.268% due 08/25/2037 •		95	91
2.418% due 11/25/2036 ^•		395	299
2.818% due 10/25/2045 •		221	203
4.301% due 02/25/2035 ^~		725	638
4.763% due 12/26/2034 ^~		264	189
4.833% due 03/25/2035 ^~		198	179
4.914% due 01/25/2036 ^~		2,192	2,006
5.117% due 09/25/2035 ^~		283	256
6.000% due 06/25/2036 ^		332	312
6.093% due 09/25/2037 ~		11,437	9,699
6.500% due 09/25/2037 ^		424	417

Residential Asset Securitization Trust
2.368% due 10/25/2048 •		1	1
2.418% due 01/25/2046 ^•		1,864	807
2.468% due 02/25/2034 •		112	102
5.500% due 09/25/2035 ^		115	95
5.500% due 12/25/2035 ^		322	266
5.750% due 02/25/2036 ^		1,045	723
6.000% due 07/25/2036		469	392
6.000% due 07/25/2037 ^		1,492	925

Residential Funding Mortgage Securities, Inc. Trust
4.241% due 09/25/2036 ^~		33	22
4.781% due 02/25/2036 ^~		501	469
6.000% due 10/25/2036 ^		636	606
6.500% due 03/25/2032		15	16

RMAC Securities PLC
0.933% due 06/12/2044 •	GBP	791	912

Securitized Asset Sales, Inc.
4.361% due 11/26/2023 ~		$23	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
2.890% due 11/22/2024 •		$18	$18
3.786% due 09/20/2046 ^~		88	72

STRIPs Ltd.
5.000% due 03/27/2023 ~		239	4

Structured Adjustable Rate Mortgage Loan Trust
2.238% due 06/25/2037 •		2,413	2,353
2.338% due 10/25/2035 •		4,412	4,300
3.720% due 09/25/2036 ^~		405	318
3.846% due 01/25/2035 ^•		18	18
3.985% due 10/25/2036 ^~		457	368
4.032% due 04/25/2036 ^~		539	454
4.120% due 01/25/2035 ~		145	145
4.122% due 03/25/2034 ~		13	13

Structured Asset Mortgage Investments Trust
2.138% due 08/25/2036 •		275	254
2.198% due 07/25/2046 •		2,985	2,816
2.228% due 05/25/2036 •		230	219
2.228% due 08/25/2036 ^•		1,354	1,284
2.298% due 02/25/2036 ^•		425	412
2.307% due 07/19/2035 •		305	302
2.318% due 08/25/2036 ^•		764	675
2.478% due 05/25/2045 •		59	59
2.637% due 07/19/2034 •		8	8
2.717% due 09/19/2032 •		2	2
2.757% due 03/19/2034 •		3	3

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.574% due 03/25/2033 ~		72	74

Thornburg Mortgage Securities Trust
3.283% due 06/25/2037 •		20,856	19,826
3.948% due 10/25/2043 ~		98	98

TIAA Seasoned Commercial Mortgage Trust
5.483% due 08/15/2039 ~		63	63

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	23,500	28,966

UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046		$86	88
3.244% due 04/10/2046		40	41

UBS-Citigroup Commercial Mortgage Trust
2.367% due 01/10/2045 ~(a)		21,747	721

Wachovia Mortgage Loan Trust LLC
4.505% due 10/20/2035 ~		1,102	1,034
4.573% due 03/20/2037 ^~		264	261
4.847% due 05/20/2036 ^~		531	527

WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •		7	7
2.308% due 12/25/2045 •		618	608
2.641% due 05/25/2046 •		154	149
2.641% due 12/25/2046 •		490	498
3.176% due 01/25/2047 •		162	167
3.196% due 06/25/2047 ^•		91	33
3.293% due 12/25/2046 •		356	359
3.303% due 10/25/2036 ^~		43	41
3.426% due 06/25/2046 •		914	915
3.598% due 07/25/2037 ^~		389	356
3.646% due 11/25/2042 •		15	15
3.693% due 05/25/2037 ^~		77	69
3.699% due 03/25/2037 ^~		28,469	26,681
3.720% due 06/25/2037 ^~		1,732	1,637
3.724% due 10/25/2036 ^~		1,051	981
3.846% due 06/25/2042 •		265	264
3.846% due 08/25/2042 •		151	149
4.167% due 10/25/2034 ~		211	214
4.259% due 01/25/2036 ~		948	982
4.270% due 08/25/2035 ~		464	474
4.401% due 09/25/2033 ~		14	14
4.423% due 03/25/2035 ~		230	230
4.519% due 03/25/2033 ~		58	60
4.617% due 12/25/2032 ~		3,324	3,502
4.684% due 06/25/2033 ~		81	84
4.863% due 03/25/2034 ~		3	3

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	571
1.565% due 12/21/2049 •		8,200	10,083
2.265% due 12/21/2049 •		910	1,121
2.765% due 12/21/2049 •		455	563

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.265% due 12/21/2049 •	GBP	260	$323
3.765% due 12/21/2049 •		260	318

Washington Mutual Mortgage Pass-Through Certificates Trust
2.718% due 01/25/2036 ^•		$4,371	3,283
3.216% due 04/25/2047 •		4,906	3,780
3.826% due 02/25/2033 ~		7	7
4.268% due 06/25/2033 ~		43	43
5.500% due 11/25/2035		160	143
5.750% due 11/25/2035 ^		1,082	1,062
6.000% due 10/25/2035 ^		563	464

Wells Fargo Alternative Loan Trust
2.368% due 06/25/2037 ^•		1,791	1,284

Wells Fargo Mortgage-Backed Securities Trust
4.658% due 10/25/2033 ~		222	229
4.887% due 12/25/2033 ~		2	2
4.922% due 09/25/2034 ~		278	278
5.143% due 03/25/2035 ~		128	131
5.155% due 04/25/2035 ~		23	24
5.220% due 04/25/2036 ~		122	121

Total Non-Agency Mortgage-Backed Securities (Cost $327,315)			358,030

ASSET-BACKED SECURITIES 16.7%

ACE Securities Corp. Home Equity Loan Trust
2.138% due 08/25/2036 ^•		3,240	1,136
2.178% due 08/25/2036 ^•		1,737	616
2.218% due 12/25/2036 •		5,725	2,109
2.993% due 11/25/2033 •		231	230

Aegis Asset-Backed Securities Trust
3.018% due 03/25/2035 ^•		400	390

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		449	465

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.143% due 11/25/2034 •		870	876

Amortizing Residential Collateral Trust
2.718% due 10/25/2031 •		489	484

Argent Securities Trust
2.128% due 09/25/2036 •		426	173
2.168% due 06/25/2036 •		3,951	1,402
2.168% due 07/25/2036 •		2,380	1,014
2.168% due 09/25/2036 •		1,005	411

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.838% due 02/25/2034 •		968	945

Asset-Backed Funding Certificates Trust
2.128% due 01/25/2037 •		3,669	2,473
2.178% due 01/25/2037 •		1,763	1,199
2.718% due 06/25/2034 •		538	536
3.018% due 06/25/2037 •		54	49
3.068% due 03/25/2034 ^•		1,353	1,272
3.143% due 12/25/2032 •		428	430

Asset-Backed Securities Corp. Home Equity Loan Trust
2.468% due 11/25/2035 •		1,118	1,124
3.113% due 02/25/2035 •		1,376	1,385

Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036 þ		115	116

Bayview Financial Revolving Asset Trust
2.974% due 02/28/2040 •		110	106

Bear Stearns Asset-Backed Securities Trust
2.178% due 08/25/2036 •		5,798	7,063
2.188% due 01/25/2037 •		843	791
2.418% due 09/25/2046 •		518	503
2.448% due 12/25/2035 •		469	471
2.508% due 09/25/2035 •		2,266	2,268
2.648% due 02/25/2036 •		4,349	4,349
2.690% due 12/25/2036		1,813	1,815
2.738% due 11/25/2035 ^•		1,540	1,547
2.978% due 04/25/2035 •		1,813	1,822
3.018% due 11/25/2042 •		6	6
5.500% due 08/25/2036		313	315
5.750% due 11/25/2034 ^þ		1,021	1,032
6.500% due 10/25/2036 ^		4,779	3,665

48	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Belle Haven ABS CDO Ltd.
2.647% due 11/03/2044 •		$16,586	$7,129
2.687% due 11/03/2044 •		24,867	10,786

Business Jet Securities LLC
4.447% due 06/15/2033		2,372	2,415

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	7,250	7,919

Carrington Mortgage Loan Trust
2.178% due 10/25/2036 •		$1,229	966
2.258% due 06/25/2036 •		3,400	3,253
2.478% due 06/25/2035 •		221	222
2.918% due 05/25/2034 •		1,766	1,811

Centex Home Equity Loan Trust
2.478% due 10/25/2035 •		4	4

Citigroup Mortgage Loan Trust
2.178% due 09/25/2036 •		14,048	11,372
2.178% due 12/25/2036 •		2,253	1,753

Citius Funding Ltd.
2.610% due 05/05/2046 ^•		451,290	24,686

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		8,525	9,571

Countrywide Asset-Backed Certificates
2.158% due 08/25/2037 •		6,043	5,965
2.168% due 07/25/2036 ^•		836	838
2.168% due 12/25/2046 •		780	781
2.178% due 12/25/2035 ^•		343	341
2.188% due 06/25/2047 •		435	434
2.298% due 09/25/2036 •		1,951	1,956
2.308% due 06/25/2036 •		1,902	1,904
2.318% due 06/25/2036 •		1,275	1,278
2.328% due 09/25/2037 ^•		1,693	1,287
2.358% due 12/25/2036 ^•		234	157
2.368% due 04/25/2036 •		492	492
2.498% due 01/25/2036 •		601	603
2.888% due 04/25/2035 •		1,113	1,118
3.518% due 02/25/2035 •		4,400	4,496
3.623% due 01/25/2034 ^•		190	193
4.629% due 10/25/2046 ^~		1,188	1,167

Countrywide Asset-Backed Certificates Trust
2.208% due 06/25/2047 •		5,313	5,279
2.478% due 05/25/2036 •		312	312
2.873% due 05/25/2036 •		2,881	2,897
4.702% due 12/25/2034 ~		4,131	4,193

Countrywide Asset-Backed Certificates Trust, Inc.
2.738% due 07/25/2034 •		892	898

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •		5	5

Credit-Based Asset Servicing & Securitization LLC
2.768% due 04/25/2036 •		3,039	2,939

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.781% due 03/25/2037 ^þ		9,901	5,504

Credit-Based Asset Servicing & Securitization Trust
2.168% due 11/25/2036 •		1,140	717
3.549% due 01/25/2037 ^þ		1,393	658

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		140	140
7.790% due 05/25/2030 ^þ		407	417

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	7,550	8,232

Dryden Senior Loan Fund
3.203% due 10/15/2027 •		$3,800	3,798

Fairbanks Capital Mortgage Loan Trust
3.345% due 05/25/2028 •		5	5

Fieldstone Mortgage Investment Trust
2.305% due 11/25/2036 •		1,750	1,232

First Franklin Mortgage Loan Asset-Backed Certificates
2.843% due 05/25/2034 •		552	551

First Franklin Mortgage Loan Trust
2.158% due 09/25/2036 •		842	838
2.508% due 07/25/2035 •		300	302
2.963% due 03/25/2035 •		2,900	2,912
3.293% due 07/25/2034 •		690	694

Fremont Home Loan Trust
2.148% due 11/25/2036 •		6,007	2,747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.168% due 01/25/2037 •	$1,713	$1,004
2.258% due 02/25/2037 •	4,514	2,340
2.268% due 05/25/2036 •	10,360	7,246
2.888% due 05/25/2034 •	3,923	3,887

GE-WMC Mortgage Securities Trust
2.168% due 08/25/2036 •	3,071	1,843

GSAA Home Equity Trust
2.298% due 07/25/2037 •	31,412	18,427
2.468% due 08/25/2037 •	633	620
4.999% due 09/25/2035 ~	141	149

GSAMP Trust
2.068% due 12/25/2046 •	1,377	852
2.118% due 12/25/2046 •	5,024	3,137
2.168% due 09/25/2036 •	1,734	855
2.168% due 12/25/2046 •	3,233	2,037
2.248% due 12/25/2046 •	622	397
2.258% due 08/25/2036 •	1,126	998
2.288% due 04/25/2036 •	3,146	2,383
2.888% due 11/25/2034 •	1,751	1,745

Home Equity Asset Trust
2.508% due 12/25/2035 •	53	53

Home Equity Loan Trust
2.358% due 04/25/2037 •	3,000	2,569

Home Equity Mortgage Loan Asset-Backed Trust
2.178% due 07/25/2037 •	3,358	2,293
2.218% due 07/25/2037 •	3,464	2,383
2.258% due 04/25/2037 •	2,498	1,884

Home Equity Mortgage Trust
5.867% due 07/25/2036 ^þ	188	57

HSI Asset Securitization Corp. Trust
2.128% due 12/25/2036 •	4,047	1,594
2.188% due 12/25/2036 •	1,170	463
2.208% due 01/25/2037 •	2,069	1,644
2.238% due 12/25/2036 •	8,661	3,473

IXIS Real Estate Capital Trust
2.248% due 01/25/2037 •	4,559	2,267

Jamestown CLO Ltd.
2.993% due 07/15/2026 •	980	979

JPMorgan Mortgage Acquisition Trust
2.168% due 07/25/2036 •	1,695	962
2.178% due 07/25/2036 ^•	1,661	697
6.130% due 07/25/2036 ^þ	1,322	664

L2L Education Loan Trust
2.535% due 06/15/2031 •	4,214	4,028

Lehman XS Trust
2.168% due 04/25/2037 ^•	12	12
2.188% due 01/25/2037 •	398	390
2.278% due 05/25/2046 ^•	44,893	41,813

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •	20,200	20,227

Long Beach Mortgage Loan Trust
2.318% due 02/25/2036 •	2,027	1,768
2.698% due 01/25/2046 •	4,624	4,627
3.945% due 07/25/2032 ^•	130	132

MASTR Asset-Backed Securities Trust
2.068% due 10/25/2036 •	1,067	469
2.068% due 11/25/2036 •	67	31
2.168% due 08/25/2036 •	1,064	561
2.258% due 03/25/2036 •	3,948	2,967
2.258% due 10/25/2036 •	1,700	1,600
2.518% due 10/25/2035 ^•	863	828

Meritage Mortgage Loan Trust
2.768% due 11/25/2035 •	78	81

Merrill Lynch Mortgage Investors Trust
2.128% due 08/25/2037 •	2,328	1,499
2.168% due 08/25/2037 •	14,049	9,115
2.468% due 02/25/2047 •	610	449
2.768% due 06/25/2036 •	245	246
4.227% due 02/25/2037 ^þ	1,706	334

Monroe Capital BSL CLO Ltd.
3.270% due 05/22/2027 •	14,392	14,396

Morgan Stanley ABS Capital, Inc. Trust
2.078% due 12/25/2036 •	4,200	2,586
2.128% due 03/25/2037 •	1,723	931
2.158% due 11/25/2036 •	10,964	7,073
2.168% due 09/25/2036 •	11,226	5,485

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.168% due 10/25/2036 •	$24,272	$15,906
2.168% due 11/25/2036 •	3,669	2,570
2.168% due 12/25/2036 •	929	579
2.178% due 09/25/2036 •	2,005	1,128
2.198% due 02/25/2037 •	2,372	1,095
2.218% due 02/25/2037 •	71	42
2.238% due 11/25/2036 •	5,928	3,867
2.258% due 06/25/2036 •	1,288	922
2.268% due 08/25/2036 •	147	92
2.268% due 03/25/2037 •	18,476	10,202
2.378% due 02/25/2037 •	1,705	810
2.933% due 03/25/2035 •	1,100	1,108
3.068% due 09/25/2033 •	1,018	1,019
3.068% due 06/25/2035 ^•	4,000	3,795

Morgan Stanley Home Equity Loan Trust
2.245% due 12/25/2036 •	1,765	1,022

Nelnet Student Loan Trust
2.202% due 05/27/2025 •	187	186
2.259% due 03/23/2037 •	230	227
2.386% due 10/25/2033 •	390	384
2.456% due 03/25/2026 •	342	338

New Century Home Equity Loan Trust
5.018% (US0001M + 3.000%) due 01/25/2033 ^~	533	490

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.348% due 10/25/2036 ^•	4,732	1,584
2.418% due 02/25/2037 ^•	499	196

North Carolina State Education Assistance Authority
2.818% due 07/25/2039 •	662	654

NovaStar Mortgage Funding Trust
2.168% due 09/25/2036 •	4,201	2,301
2.188% due 11/25/2036 •	9,037	3,975
2.228% due 01/25/2037 •	3,448	1,697
2.268% due 10/25/2036 •	1,397	832

OFSI Fund Ltd.
3.200% due 10/18/2026 •	4,497	4,496

Option One Mortgage Loan Trust
2.148% due 07/25/2037 •	1,228	886
2.198% due 04/25/2037 •	1,158	757
2.208% due 01/25/2036 •	36	36
2.238% due 01/25/2037 •	1,034	713
2.258% due 04/25/2037 •	1,294	927
2.268% due 03/25/2037 •	682	404
2.268% due 07/25/2037 •	1,661	1,219

Ownit Mortgage Loan Trust
2.168% due 05/25/2037 •	2,265	1,908
3.255% due 10/25/2035 þ	767	489

Palmer Square Loan Funding Ltd.
3.493% due 04/20/2027 •	8,050	8,052

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •	2,882	2,894

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.488% due 09/25/2035 •	1,196	1,201
3.818% due 12/25/2034 •	754	769

People’s Financial Realty Mortgage Securities Trust
2.158% due 09/25/2036 •	2,644	1,022

RAAC Trust
2.318% due 06/25/2044 •	492	451
2.358% due 02/25/2036 •	597	599
2.358% due 08/25/2036 •	2,546	2,580

Renaissance Home Equity Loan Trust
3.018% due 12/25/2033 •	15	15
3.409% due 09/25/2037 þ	6,414	5,152
5.612% due 04/25/2037 þ	3,809	1,714

Residential Asset Mortgage Products Trust
2.518% due 09/25/2035 •	162	163
2.578% due 06/25/2032 •	4	4

Residential Asset Securities Corp. Trust
2.168% due 07/25/2036 •	5,024	4,808
2.288% due 04/25/2036 •	207	208
2.288% due 07/25/2036 •	2,828	2,344
2.388% due 03/25/2036 •	117	117
2.670% due 04/25/2036	245	246
2.843% due 07/25/2034 •	422	420
2.858% due 12/25/2034 •	725	726
3.053% due 08/25/2035 •	2,000	2,019

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
2.188% due 10/25/2046 •		$1,918	$1,890
2.813% due 03/25/2035 ^•		570	557

Securitized Asset-Backed Receivables LLC Trust
2.268% due 03/25/2036 •		3,099	2,219
2.783% due 02/25/2034 •		1,412	1,406

SG Mortgage Securities Trust
2.168% due 10/25/2036 •		5,100	4,750
2.228% due 10/25/2036 •		2,300	1,899
2.288% due 02/25/2036 •		6,429	4,322

Sierra Madre Funding Ltd.
2.422% due 09/07/2039 •		26,967	24,958
2.442% due 09/07/2039 •		62,936	58,247

SLC Student Loan Trust
2.558% due 05/15/2028 •		15	15

SLM Private Education Loan Trust
1.850% due 06/17/2030		12	12
5.278% due 05/16/2044 •		124	124

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	591	645
2.446% due 07/25/2025 •		$128	117
3.518% due 06/25/2043 •		103	101
3.518% due 09/25/2076 •		104	102
3.776% due 04/25/2023 •		3,683	3,707
3.818% due 11/25/2070 •		141	141

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		10,600	10,594

Soundview Home Loan Trust
2.128% due 02/25/2037 •		4,889	1,825
2.298% due 10/25/2036 •		5,895	5,884
2.843% due 06/25/2035 •		25	25
2.968% due 09/25/2037 •		2,958	2,838

Specialty Underwriting & Residential Finance Trust
2.138% due 03/25/2037 •		1,348	694
2.168% due 09/25/2037 •		5,071	2,590

Structured Asset Investment Loan Trust
2.738% due 10/25/2035 •		1,000	992
2.993% due 01/25/2035 •		1,713	1,682
3.143% due 01/25/2035 •		606	538
3.398% due 04/25/2033 •		36	36
3.593% due 01/25/2035 •		684	362
3.743% due 01/25/2035 ^•		507	75

Structured Asset Securities Corp. Mortgage Loan Trust
2.338% due 05/25/2037 •		528	527

Structured Asset Securities Corp. Trust
2.478% due 09/25/2035 •		11,700	11,450

Talon Funding Ltd.
2.617% due 06/05/2035 •		1,551	411

Triaxx Prime CDO Ltd.
2.349% due 10/02/2039 •		6,326	3,318

Washington Mutual Asset-Backed Certificates Trust
2.258% due 05/25/2036 •		2,044	1,750

Wells Fargo Home Equity Asset-Backed Securities Trust
3.593% due 02/25/2035 •		3,600	3,625

Zais CLO Ltd.
3.453% due 04/15/2028 •		7,300	7,310

Total Asset-Backed Securities (Cost $600,708)			652,403

SOVEREIGN ISSUES 4.2%

Argentina Government International Bond
5.250% due 01/15/2028	EUR	1,900	806
5.875% due 01/11/2028 (m)		$10,600	4,333
6.875% due 01/11/2048		4,800	2,040
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	2,200	30
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		22,575	168
62.614% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		1,200	10
79.499% (ARLLMONP) due 06/21/2020 ~(a)		510,957	3,854

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	300	$333

Brazil Government International Bond
5.625% due 02/21/2047		1,750	1,963

Kuwait International Government Bond
3.500% due 03/20/2027		14,900	16,090

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	17,379	12,128
3.000% due 09/20/2030		4,629	3,760

Peru Government International Bond
5.940% due 02/12/2029	PEN	16,200	5,442
6.150% due 08/12/2032		20,800	7,049
6.350% due 08/12/2028		75,475	26,090

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	325,360	1,979
63.194% due 05/31/2022 •(a)		1,970	12

Qatar Government International Bond
3.875% due 04/23/2023		$6,700	7,095
4.500% due 01/20/2022		4,700	4,949
4.500% due 04/23/2028		2,100	2,398
5.103% due 04/23/2048		800	1,024

Republic of South Africa Government International Bond
4.850% due 09/30/2029		10,000	9,978

Saudi Government International Bond
2.375% due 10/26/2021		600	602
2.875% due 03/04/2023		1,600	1,628
3.250% due 10/26/2026		1,600	1,655
3.625% due 03/04/2028		4,300	4,566
4.500% due 04/17/2030		13,700	15,616
4.500% due 10/26/2046		5,100	5,700
4.625% due 10/04/2047		5,500	6,260
5.000% due 04/17/2049		1,400	1,688

Turkey Government International Bond
5.750% due 03/22/2024		5,200	5,193
6.350% due 08/10/2024		1,100	1,122
7.250% due 12/23/2023		7,000	7,414

Total Sovereign Issues (Cost $187,237)			162,975

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		9,536	1

Total Common Stocks (Cost $506)			1

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		3,500	5,329

Total Convertible Preferred Securities (Cost $4,179)			5,329

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~		18,500	3,571

Total Preferred Securities (Cost $3,770)			3,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		$11,800	$11,829

REPURCHASE AGREEMENTS (l) 0.1%
			3,743

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (f)(g)	ARS	11,450	110

Total Short-Term Instruments (Cost $15,823)			15,682

Total Investments in Securities (Cost $4,550,314)			4,648,538

		SHARES
INVESTMENTS IN AFFILIATES 10.5%

SHORT-TERM INSTRUMENTS 10.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.5%

PIMCO Short Asset Portfolio		36,967,840	367,941

PIMCO Short-Term Floating NAV Portfolio III		4,206,747	41,617

Total Short-Term Instruments (Cost $411,777)			409,558

Total Investments in Affiliates (Cost $411,777)			409,558

Total Investments 129.4% (Cost $4,962,091)			$5,058,096

Financial Derivative Instruments (n)(p) (0.1)% (Cost or Premiums, net $31,906)			(2,483)

Other Assets and Liabilities, net (29.3)%			(1,147,016)

Net Assets 100.0%			$3,908,597

50	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Piper Jaffray Cos.	4.740%	10/15/2021	09/19/2019	$2,600	$2,607	0.07%
Piper Jaffray Cos.	5.200	10/15/2023	09/19/2019	3,600	3,614	0.09

				$6,200	$6,221	0.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$3,743	U.S. Treasury Notes 2.250% due 03/31/2021	$(3,818)	$3,743	$3,743

Total Repurchase Agreements						$(3,818)	$3,743	$3,743

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CFR	2.250%	08/21/2019	TBD	(3)	$(4,974)	$(4,987)

Total Reverse Repurchase Agreements						$(4,987)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CFR	$0	$(4,987)	$0	$(4,987)	$5,043	$56
FICC	3,743	0	0	3,743	(3,818)	(75)
GRE	0	0	0	0	(101)	(101)
NXN	0	0	0	0	(12)	(12)

Total Borrowings and Other Financing Transactions	$3,743	$(4,987)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(4,987)	$(4,987)

Total Borrowings	$0	$0	$0	$(4,987)	$(4,987)

Payable for reverse repurchase agreements					$(4,987)

(m)	Securities with an aggregate market value of $4,333 and cash of $710 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(91,204) at a weighted average interest rate of 2.534%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	2,473	$322,263	$(3,008)	$0	$(193)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	41	$(86)	$(25)	$4	$(1)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	164	(147)	(4)	11	0
Euro-BTP Italy Government Bond December Futures	12/2019	2,056	(326,818)	(1,729)	112	(381)
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	41	(30)	29	1	(1)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	164	(281)	54	7	(9)
U.S. Treasury 5-Year Note December Futures	12/2019	1,829	(217,922)	1,899	86	0
U.S. Treasury 30-Year Bond December Futures	12/2019	85	(13,797)	297	2	0

				$521	$223	$(392)

Total Futures Contracts				$(2,487)	$223	$(585)

52	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	09/20/2020	0.110%	$	36,400	$492	$(165)	$327	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2023	0.336		3,000	(10)	79	69	0	0
Daimler AG	1.000	Quarterly	12/20/2020	0.158	EUR	1,800	30	(9)	21	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		1,200	3	(1)	2	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.741	$	700	93	(1)	92	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.237		31,300	29	506	535	1	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.315		12,400	103	128	231	0	(5)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.369		15,600	315	0	315	1	0

							$1,055	$537	$1,592	$2	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	19,488	$(1,420)	$(116)	$(1,536)	$0	$(37)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		792	(51)	(5)	(56)	0	(2)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024		16,500	(1,102)	(24)	(1,126)	2	(39)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	9,300	(126)	(63)	(189)	0	(2)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		26,500	(698)	26	(672)	0	(6)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		6,700	(170)	(3)	(173)	0	(1)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		28,700	(173)	(473)	(646)	0	(28)

						$(3,740)	$(658)	$(4,398)	$2	$(115)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	Semi-Annual	06/21/2020	$	223,600	$5,179	$(4,721)	$458	$13	$0
Pay	3-Month USD-LIBOR	2.600	Semi-Annual	09/26/2023		395,900	(4,140)	20,674	16,534	0	(78)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		258,600	(2,738)	17,030	14,292	0	(46)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		375,500	17,241	(24,798)	(7,557)	91	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		20	1	(1)	0	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		200,400	17,391	(17,712)	(321)	70	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	(25)	(13)	0	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		7,200	(12)	(278)	(290)	1	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		24,500	(291)	(133)	(424)	5	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		14,000	(247)	(322)	(569)	3	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		7,000	(7)	(278)	(285)	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		5,500	482	(1,519)	(1,037)	0	(8)
Receive	3-Month USD-LIBOR	2.970	Semi-Annual	09/26/2048		167,800	8,622	(58,041)	(49,419)	0	(234)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		5,400	(7)	(687)	(694)	0	(7)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,000	(22)	(184)	(206)	0	(4)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		1,700	(24)	61	37	0	(2)
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		16,500	(98)	(39)	(137)	0	(22)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		8,700	(31)	220	189	0	(12)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		18,200	(55)	(2,290)	(2,345)	0	(23)
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020	GBP	3,300	(115)	97	(18)	0	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		303,400	(383)	(2,829)	(3,212)	0	(1,388)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	12,280,000	(1,033)	(2,219)	(3,252)	173	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		730,000	65	(289)	(224)	13	0
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		1,103,000	0	(60)	(60)	0	(24)
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		1,084,000	0	(32)	(32)	0	(24)
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029		1,084,000	0	(41)	(41)	0	(24)
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	09/13/2029		1,091,000	0	11	11	0	(24)
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		1,118,000	0	31	31	0	(25)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		1,622,000	0	(35)	(35)	0	(36)
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		1,320,000	0	(50)	(50)	0	(29)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	477,756	(272)	1,286	1,014	0	(46)
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	26,800	10	283	293	139	0

							$39,528	$(76,890)	$(37,362)	$510	$(2,056)

Total Swap Agreements							$36,843	$(77,011)	$(40,168)	$514	$(2,177)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$223	$514	$737	$0	$(585)	$(2,178)	$(2,763)

(o)

Securities with an aggregate market value of $105,510 and cash of $12,527 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	BRL	27,029		$6,490	$0	$(15)
	10/2019	DKK	450,008		69,076	3,381	0
	10/2019		$37,501	AUD	55,502	0	(40)
	10/2019		6,594	BRL	27,029	0	(89)
	10/2019		1,133	DKK	7,704	0	(9)
	10/2019		120,771	GBP	98,014	0	(258)
	10/2019		13,413	NZD	21,298	0	(76)
	11/2019	AUD	55,502		$37,543	38	0
	11/2019	GBP	97,028		119,717	256	0
	11/2019	NZD	21,298		13,422	76	0
	11/2019	TWD	130,162		4,150	0	(59)
	01/2020	DKK	7,704		1,143	9	0

BPS	10/2019	EUR	2,678		2,977	58	0
	10/2019		$2,785	EUR	2,528	0	(30)
	01/2020		10,559	MXN	208,376	0	(172)

BRC	10/2019	MXN	190,168		$9,726	112	0
	10/2019		$200,562	EUR	183,430	0	(633)
	10/2019		13,085	JPY	1,404,200	0	(98)
	10/2019		9,737	MXN	190,168	0	(112)
	11/2019	EUR	183,430		$201,052	625	0

CBK	10/2019		6,986		7,720	105	0
	10/2019	GBP	99,930		121,950	0	(919)

54	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	NZD	21,298		$13,517	$180	$0
	10/2019		$37,132	EUR	33,883	0	(201)
	10/2019		2,387	GBP	1,916	0	(31)
	10/2019		10,426	JPY	1,104,900	0	(207)
	10/2019	ZAR	28,165		$1,973	114	0
	11/2019	GBP	2,653		3,270	4	0
	11/2019		$17,743	COP	60,051,989	0	(530)
	01/2020		8,246	MXN	162,851	0	(129)

DUB	01/2021		2,352	BRL	10,311	48	0

GLM	10/2019	TRY	3,951		$660	0	(36)
	10/2019		$9,724	MXN	190,168	0	(110)

HUS	09/2019	ARS	2,171		$38	0	0
	09/2019		$104	ARS	6,630	0	0
	10/2019	AUD	55,502		$37,478	18	0
	10/2019	CAD	21,689		16,313	0	(58)
	10/2019	NOK	2,440		268	0	0
	10/2019		$34	ARS	2,171	0	0
	10/2019		16,363	CAD	21,689	8	0
	10/2019		312	MXN	6,066	0	(5)
	11/2019	CAD	21,689		$16,371	0	(9)
	11/2019	TWD	418,240		13,360	0	(164)
	12/2019	HKD	12,085		1,541	0	(3)
	12/2019	KRW	167,692		139	0	(1)
	12/2019		$2,422	INR	177,549	68	0
	02/2020		6,598	ARS	473,412	0	(838)
	01/2021	BRL	10,311		$1,590	0	(811)

JPM	10/2019		49,589		11,978	43	0
	10/2019	MXN	190,168		9,707	82	0
	10/2019		$3,315	ARS	213,040	37	0
	10/2019		11,908	BRL	49,589	27	0
	10/2019		11,496	JPY	1,235,500	0	(69)
	11/2019		11,955	BRL	49,589	0	(48)
	12/2019	ILS	1,106		$316	0	(4)
	01/2020	MXN	683,427		34,007	0	(29)

MYI	10/2019	JPY	674,100		6,240	6	0
	10/2019		$5,271	JPY	565,100	0	(44)
	11/2019	SEK	12,260		$1,292	43	0
	11/2019		$6,255	JPY	674,100	0	(6)
	12/2019	SGD	32,516		$23,435	0	(112)

SCX	10/2019	EUR	210,177		233,246	4,163	0
	10/2019		$37,975	JPY	4,037,000	0	(638)
	11/2019	TWD	166,394		$5,317	0	(64)

SOG	12/2019	RUB	11,117		164	0	(5)

TOR	10/2019	BRL	22,560		5,417	0	(12)
	10/2019		$5,509	BRL	22,560	0	(79)

UAG	10/2019	JPY	9,717,091		$92,105	2,236	0
	10/2019		$18,986	JPY	2,044,491	0	(78)
	11/2019	JPY	788,191		$7,340	35	0

Total Forward Foreign Currency Contracts						$11,772	$(6,831)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	11/06/2019	56,700	$337	$51

BRC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.940	11/06/2019	59,400	333	58

JPM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.430	12/10/2019	38,700	546	413

Total Purchased Options							$1,216	$522

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus MXN	MXN	20.970	12/04/2019	22,000	$(214)	$(93)

MYI	Call - OTC USD versus MXN		20.680	12/09/2019	20,757	(195)	(140)

						$(409)	$(233)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	12/10/2019	28,800	$ (542)	$(506)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	$	97.457	11/06/2019	65,300	$(337)	$(84)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049		97.656	11/06/2019	65,400	(324)	(99)

						$(661)	$(183)

Total Written Options						$(1,612)	$(922)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.369%	$	500	$(16)	$22	$6	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.562		4,700	(184)	231	47	0

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369		1,100	(35)	47	12	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.406		700	(27)	36	9	0
	Intesa Sanpaolo SpA	1.000	Quarterly	06/20/2023	1.779	EUR	1,500	(210)	163	0	(47)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	92.132	$	1,150	94	(768)	0	(674)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369		4,600	(148)	199	51	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.562		2,100	(81)	102	21	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		100	(2)	0	0	(2)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		400	(4)	7	3	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937		1,100	4	0	4	0

DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369		100	(3)	4	1	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.408		15,700	(1,936)	344	0	(1,592)

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.735		2,300	(7)	35	28	0

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	92.132		5,250	431	(3,508)	0	(3,077)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		200	(3)	(1)	0	(4)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369		2,600	(84)	113	29	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710		1,900	(29)	52	23	0

56	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	06/20/2024	0.785%	$	16,700	$(267)	$435	$168	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797		17,400	(770)	164	0	(606)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.408		900	(130)	39	0	(91)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.091		200	(7)	6	0	(1)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		1,100	(32)	20	0	(12)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369		200	(6)	8	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.406		700	(34)	43	9	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369		1,250	(40)	54	14	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	0.689		300	(8)	12	4	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643		200	(10)	5	0	(5)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.276		11,400	81	317	398	0

								$(3,463)	$(1,819)	$829	$(6,111)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	900	$(26)	$34	$8	$0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		18,100	(628)	793	165	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		12,100	(424)	535	111	0

							$(1,078)	$1,362	$284	$0

Total Swap Agreements							$(4,541)	$(457)	$1,113	$(6,111)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$3,760	$0	$53	$3,813	$(546)	$(506)	$0	$(1,052)	$2,761	$(2,260)	$501
BPS	58	51	21	130	(202)	0	(47)	(249)	(119)	0	(119)
BRC	737	58	72	867	(843)	0	(674)	(1,517)	(650)	1,763	1,113
CBK	403	0	7	410	(2,017)	0	(2)	(2,019)	(1,609)	1,783	174
DUB	48	0	1	49	0	0	(1,592)	(1,592)	(1,543)	1,426	(117)
FBF	0	0	28	28	0	0	0	0	28	0	28
GLM	0	0	0	0	(146)	(93)	0	(239)	(239)	112	(127)
GST	0	0	228	228	0	0	(3,778)	(3,778)	(3,550)	3,419	(131)
HUS	94	0	11	105	(1,889)	0	(13)	(1,902)	(1,797)	2,045	248
JPM	189	413	18	620	(150)	(183)	(5)	(338)	282	(270)	12
MYC	0	0	563	563	0	0	0	0	563	(718)	(155)
MYI	49	0	0	49	(162)	(140)	0	(302)	(253)	327	74
SCX	4,163	0	0	4,163	(702)	0	0	(702)	3,461	(2,430)	1,031
SOG	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
TOR	0	0	0	0	(91)	0	0	(91)	(91)	0	(91)
UAG	2,271	0	111	2,382	(78)	0	0	(78)	2,304	(2,000)	304

Total Over the Counter	$11,772	$522	$1,113	$13,407	$(6,831)	$(922)	$(6,111)	$(13,864)

(q)

Securities with an aggregate market value of $11,314 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$223	$223
Swap Agreements	0	4	0	0	510	514

	$0	$4	$0	$0	$733	$737

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,772	$0	$11,772
Purchased Options	0	0	0	0	522	522
Swap Agreements	0	1,113	0	0	0	1,113

	$0	$1,113	$0	$11,772	$522	$13,407

	$0	$1,117	$0	$11,772	$1,255	$14,144

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$585	$585
Swap Agreements	0	121	0	0	2,057	2,178

	$0	$121	$0	$0	$2,642	$2,763

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,831	$0	$6,831
Written Options	0	0	0	233	689	922
Swap Agreements	0	6,111	0	0	0	6,111

	$0	$6,111	$0	$7,064	$689	$13,864

	$0	$6,232	$0	$7,064	$3,331	$16,627

58	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$170	$170
Futures	0	0	0	0	(15,400)	(15,400)
Swap Agreements	0	589	0	0	(20,677)	(20,088)

	$0	$589	$0	$0	$(35,907)	$(35,318)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,909	$0	$23,909
Written Options	0	179	0	0	141	320
Swap Agreements	0	(148)	0	0	0	(148)

	$0	$31	$0	$23,909	$141	$24,081

	$0	$620	$0	$23,909	$(35,766)	$(11,237)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(13,374)	$(13,374)
Swap Agreements	0	(549)	0	0	(56,717)	(57,266)

	$0	$(549)	$0	$0	$(70,091)	$(70,640)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$927	$0	$927
Purchased Options	0	0	0	0	(694)	(694)
Written Options	0	(66)	0	175	514	623
Swap Agreements	0	(1,812)	0	0	0	(1,812)

	$0	$(1,878)	$0	$1,102	$(180)	$(956)

	$0	$(2,427)	$0	$1,102	$(70,271)	$(71,596)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$23,346	$14,464	$37,810
Corporate Bonds & Notes
Banking & Finance	0	693,929	6,221	700,150
Industrials	0	191,921	0	191,921
Utilities	0	120,841	0	120,841
Municipal Bonds & Notes
California	0	5,294	0	5,294
Illinois	0	1,654	0	1,654
Puerto Rico	0	579	0	579
Washington	0	28,576	0	28,576
West Virginia	0	7,581	0	7,581
U.S. Government Agencies	0	1,567,703	0	1,567,703
U.S. Treasury Obligations	0	788,438	0	788,438
Non-Agency Mortgage-Backed Securities	0	358,030	0	358,030
Asset-Backed Securities	0	652,403	0	652,403
Sovereign Issues	0	162,975	0	162,975
Common Stocks
Consumer Discretionary	1	0	0	1
Convertible Preferred Securities
Banking & Finance	5,329	0	0	5,329
Preferred Securities
Banking & Finance	0	3,571	0	3,571
Non-Agency Mortgage-Backed Securities	0	0	0	0
Short-Term Instruments
Certificates of Deposit	0	11,829	0	11,829
Repurchase Agreements	0	3,743	0	3,743
Argentina Treasury Bills	0	110	0	110

	$5,330	$4,622,523	$20,685	$4,648,538

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$409,558	$0	$0	$409,558

Total Investments	$414,888	$4,622,523	$20,685	$5,058,096

Short Sales, at Value - Liabilities
Non-Agency Mortgage-Backed Securities	$0	$0	$0	$0

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	223	514	0	737
Over the counter	0	13,407	0	13,407

	$223	$13,921	$0	$14,144

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(585)	(2,177)	0	(2,762)
Over the counter	0	(13,864)	0	(13,864)

	$(585)	$(16,041)	$0	$(16,626)

Total Financial Derivative Instruments	$(362)	$(2,120)	$0	$(2,482)

Totals	$414,526	$4,620,403	$20,685	$5,055,614

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO Extended Duration Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 166.3%

CORPORATE BONDS & NOTES 2.2%

BANKING & FINANCE 1.8%

Barclays PLC
4.610% due 02/15/2023 •	$3,500	$3,638

BOC Aviation Ltd.
2.750% due 09/18/2022	800	800

Deutsche Bank AG
3.093% (US0003M + 0.815%) due 01/22/2021 ~	5,600	5,551
3.577% (US0003M + 1.290%) due 02/04/2021 ~	900	894

Mitsubishi UFJ Financial Group, Inc.
2.917% (US0003M + 0.650%) due 07/26/2021 ~	1,100	1,104
3.127% (US0003M + 0.860%) due 07/26/2023 ~	2,100	2,107

Santander UK PLC
2.818% (US0003M + 0.660%) due 11/15/2021 ~	3,400	3,405

SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~	1,300	1,300

UBS AG
2.200% due 06/08/2020	6,200	6,201

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	2,500	2,529

		27,529

INDUSTRIALS 0.4%

Georgia-Pacific LLC
7.750% due 11/15/2029	30	43

Kinder Morgan, Inc.
3.583% (US0003M + 1.280%) due 01/15/2023 ~	3,300	3,331

Sands China Ltd.
5.400% due 08/08/2028	800	903

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,013	1,024
3.100% due 04/07/2030	1,013	1,028

		6,329

UTILITIES 0.0%

Petrobras Global Finance BV
5.093% due 01/15/2030	623	651

Total Corporate Bonds & Notes (Cost $34,170)		34,509

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	99

Total Municipal Bonds & Notes (Cost $91)		99

U.S. GOVERNMENT AGENCIES 16.0%

Fannie Mae
0.000% due 11/15/2030 (b)	400	316
3.000% due 07/25/2043	1,756	1,798
3.680% due 01/01/2029	1,700	1,899
3.790% due 01/01/2029	2,000	2,222
3.850% due 01/01/2031	1,400	1,598
3.880% due 01/01/2031	1,800	2,043
3.920% due 01/01/2031	762	864
5.000% due 08/25/2033	50	56
5.500% due 04/25/2033 - 08/25/2035	91	101
6.000% due 12/25/2034	243	326

Fannie Mae UMBS
4.000% due 08/01/2048	330	343

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	$9,700	$9,648
3.500% due 11/01/2049	14,300	14,675
4.000% due 10/01/2049 - 11/01/2049	173,100	179,721
5.500% due 10/01/2049	4,700	5,089

Freddie Mac
0.000% due 03/15/2028 - 07/15/2032 (b)	19,800	15,914
3.000% due 04/15/2053	1,863	1,889
4.106% due 11/25/2052 ~	5,162	6,030
5.500% due 02/15/2024	47	48
6.000% due 06/15/2035	392	522

Ginnie Mae
5.500% due 10/20/2037	192	237

Residual Funding Corp. STRIPS (b)
0.000% due 04/15/2030	4,100	3,278

Resolution Funding Corp. STRIPS (b)
0.000% due 04/15/2028 - 04/15/2029	3,191	2,641

Small Business Administration
5.290% due 12/01/2027	71	75

Tennessee Valley Authority STRIPS
4.625% due 09/15/2060	1,000	1,461

Total U.S. Government Agencies (Cost $246,779)		252,794

U.S. TREASURY OBLIGATIONS 141.2%

U.S. Treasury Bonds
2.500% due 02/15/2046 (e)	4,900	5,281
2.500% due 05/15/2046 (e)(i)	3,700	3,989
2.750% due 11/15/2047	1	1
2.875% due 08/15/2045 (e)	3,040	3,506
3.000% due 05/15/2042 (e)	43,400	50,800
3.000% due 02/15/2048 (e)(i)	4,740	5,634
3.000% due 08/15/2048 (e)	46,640	55,520
3.000% due 02/15/2049 (e)	9,500	11,338
3.125% due 11/15/2041 (e)	101,400	120,963
3.125% due 02/15/2042 (e)(i)	50,400	60,146
3.125% due 08/15/2044 (e)	99,700	119,574
3.125% due 05/15/2048 (e)	14,090	17,143
3.375% due 05/15/2044 (e)	31,275	38,994
3.750% due 11/15/2043 (i)	202	266
3.875% due 08/15/2040	200	265
4.250% due 11/15/2040 (e)	77,100	107,103
4.375% due 05/15/2040 (e)	780	1,098
4.500% due 08/15/2039 (e)	400	569
4.750% due 02/15/2041 (e)	17,000	25,156

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2022 (e)(g)	2,954	2,925
0.375% due 07/15/2027 (e)(g)(i)	1,668	1,697
0.500% due 01/15/2028 (e)	10,318	10,575
0.625% due 01/15/2026 (e)	659	676
0.750% due 07/15/2028 (e)(g)(i)	15,924	16,750
0.750% due 02/15/2045 (e)	831	876
0.875% due 01/15/2029 (e)(g)(i)	4,928	5,241
0.875% due 02/15/2047 (e)	1,063	1,157
1.000% due 02/15/2048 (e)	5,410	6,085
1.375% due 02/15/2044 (e)	837	1,005
1.750% due 01/15/2028 (e)	19,239	21,661
2.500% due 01/15/2029 (e)	8,006	9,688

U.S. Treasury Notes
2.875% due 05/15/2049 (e)	12,170	14,208
1.125% due 02/28/2021 (e)(i)	36,600	36,282
1.125% due 07/31/2021 (e)	32,500	32,183
1.375% due 05/31/2021 (e)	34,800	34,611
2.375% due 04/15/2021 (g)	800	808

U.S. Treasury STRIPS
0.000% due 11/15/2028 (b)	17,500	15,073
0.000% due 05/15/2034 (b)	100,300	75,487
0.000% due 08/15/2034 (b)	76,520	57,226
0.000% due 11/15/2034 (b)	34,600	25,719
0.000% due 08/15/2035 (b)(g)	6,870	5,014
0.000% due 05/15/2036 (b)	52,000	37,277
0.000% due 11/15/2036 (b)	76,900	54,542
0.000% due 05/15/2037 (b)	54,350	38,110
0.000% due 08/15/2037 (b)	9,100	6,334
0.000% due 08/15/2041 (b)	14,800	9,437

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2042 (b)(g)	$9,500	$5,967
0.000% due 05/15/2042 (b)(g)	9,700	6,046
0.000% due 08/15/2042 (b)(e)	207,500	128,303
0.000% due 11/15/2042 (b)	180,200	110,525
0.000% due 02/15/2043 (b)	185,200	112,967
0.000% due 05/15/2043 (b)(e)	203,710	123,507
0.000% due 08/15/2043 (b)(e)	220,500	132,911
0.000% due 11/15/2043 (b)(e)	209,200	125,343
0.000% due 02/15/2044 (b)	165,900	98,738
0.000% due 05/15/2044 (b)	88,500	52,336
0.000% due 08/15/2044 (b)(i)	1,500	882
0.000% due 11/15/2044 (b)	101,700	59,448
0.000% due 02/15/2045 (b)	173,500	100,829
0.000% due 05/15/2045 (b)	40,350	23,338
0.000% due 08/15/2046 (b)	3,500	1,965

Total U.S. Treasury Obligations (Cost $1,887,837)		2,231,098

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,562

BAMLL Commercial Mortgage Securities Trust
3.078% due 04/15/2036 •	3,200	3,204
3.228% due 03/15/2034 •	1,500	1,506

Bancorp Commercial Mortgage Trust
3.316% due 09/15/2036 •	3,900	3,905

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	902
5.122% due 08/10/2035 ~	600	664

BWAY Mortgage Trust
3.454% due 03/10/2033	3,000	3,183

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2024	7,950	8,554

CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	2,800	2,872

Commercial Mortgage Trust
3.942% due 04/10/2033 ~	2,500	2,717

Core Industrial Trust
3.494% due 02/10/2037	1,100	1,197

Countrywide Home Loan Mortgage Pass-Through Trust
3.864% due 09/25/2047 ^~	180	172

Credit Suisse Mortgage Capital Certificates
2.315% due 11/27/2036 •	1,668	1,669

DBWF Mortgage Trust
3.791% due 12/10/2036	4,400	4,809

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~	1,800	1,880
3.932% due 10/10/2035 ~	800	857

Hilton USA Trust
4.333% due 11/05/2038 ~	1,000	1,092

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	2,800	2,828
3.600% due 12/15/2031 •	2,400	2,406

JPMorgan Mortgage Trust
2.918% due 12/25/2049 •	1,671	1,680
4.627% due 07/25/2035 ~	64	65

Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	600	612

Morgan Stanley Capital Trust
4.418% due 07/11/2040	1,600	1,832

Motel 6 Trust
2.948% due 08/15/2034 •	4,034	4,040

VNDO Trust
3.805% due 01/10/2035	3,600	3,931

WaMu Mortgage Pass-Through Certificates Trust
2.655% due 08/25/2046 •	3,626	3,561
2.655% due 10/25/2046 •	6	6
3.176% due 01/25/2047 •	2	2

Wells Fargo Commercial Mortgage Trust
3.486% due 12/15/2059	3,800	4,005

Total Non-Agency Mortgage-Backed Securities (Cost $65,394)		67,713

60	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.4%

Arbor Realty Commercial Real Estate Notes Ltd.
3.178% due 05/15/2037 •	$1,700	$1,701

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	587	589

Bayview Opportunity Master Fund Trust
4.213% due 10/29/2033 þ	170	171

Bear Stearns Asset-Backed Securities Trust
4.349% due 07/25/2036 ~	3	3

Crown Point CLO Ltd.
3.713% due 07/17/2028	1,200	1,197

Dryden Senior Loan Fund
3.203% due 10/15/2027 •	700	700

ECMC Group Student Loan Trust
2.768% due 02/27/2068	665	661

Fremont Home Loan Trust
3.083% due 06/25/2035 •	2,100	2,107

JPMorgan Mortgage Acquisition Corp.
2.498% due 12/25/2035 •	3,000	2,992

LCM LP
3.318% due 10/20/2027 •	800	800

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •	3,000	3,004

M360 Advisors LLC
4.395% due 07/24/2028	1,438	1,444

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,600	1,627

SLM Student Loan Trust
2.876% due 10/25/2029 •	800	800

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027	488	490

Wells Fargo Home Equity Asset-Backed Securities Trust
2.288% due 07/25/2036 •	1,600	1,592

Zais CLO Ltd.
3.453% due 04/15/2028 •	2,600	2,603

Total Asset-Backed Securities (Cost $22,282)		22,481

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
2.750% due 03/20/2022		$2,200	$2,232
3.500% due 03/20/2027		3,300	3,564

Qatar Government International Bond
3.875% due 04/23/2023		1,900	2,012

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	474

Uruguay Government International Bond
4.975% due 04/20/2055		$1,900	2,230

Total Sovereign Issues (Cost $9,888)			10,512

SHORT-TERM INSTRUMENTS 0.5%

CERTIFICATES OF DEPOSIT 0.3%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~		5,200	5,201

REPURCHASE AGREEMENTS (d) 0.0%
			539

U.S. TREASURY BILLS 0.2%
1.967% due 11/07/2019 - 12/05/2019 (a)(b)(i)		2,299	2,292

Total Short-Term Instruments (Cost $8,030)			8,032

Total Investments in Securities (Cost $2,274,471)			2,627,238

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%

PIMCO Short Asset Portfolio	2,205,697	$21,953

PIMCO Short-Term Floating NAV Portfolio III	669,375	6,622

Total Short-Term Instruments (Cost $28,716)		28,575

Total Investments in Affiliates (Cost $28,716)		28,575

Total Investments 168.1% (Cost $2,303,187)		$2,655,813

Financial Derivative Instruments (f)(h) (0.1)% (Cost or Premiums, net $(441))		(2,258)

Other Assets and Liabilities, net (68.0)%		(1,073,605)

Net Assets 100.0%		$1,579,950

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$539	U.S. Treasury Notes 2.250% due 03/31/2021	$(554)	$539	$539

Total Repurchase Agreements						$(554)	$539	$539

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.190%	08/09/2019	11/12/2019	$(75,200)	$(75,443)
	2.310	09/18/2019	10/08/2019	(11,074)	(11,083)
	2.330	07/24/2019	10/22/2019	(47,000)	(47,210)
	2.330	09/13/2019	10/22/2019	(10,098)	(10,110)
	2.370	07/16/2019	10/16/2019	(96,000)	(96,487)
BOS	2.270	08/21/2019	10/15/2019	(11,519)	(11,548)
	2.300	08/21/2019	10/07/2019	(40,354)	(40,460)
	2.500	09/24/2019	10/01/2019	(12,103)	(12,109)
	2.650	09/27/2019	10/04/2019	(4,959)	(4,961)
BSN	2.250	08/12/2019	10/11/2019	(4,877)	(4,892)
	2.290	08/01/2019	10/02/2019	(205,765)	(206,563)
	2.290	09/13/2019	10/02/2019	(2,079)	(2,081)
	2.310	08/02/2019	10/03/2019	(44,904)	(45,077)
DEU	2.250	08/22/2019	10/08/2019	(34,001)	(34,086)
	2.250	08/28/2019	10/08/2019	(1,720)	(1,724)
	2.250	09/03/2019	10/01/2019	(39,351)	(39,420)
GRE	2.290	08/22/2019	10/08/2019	(5,817)	(5,832)
	2.300	08/23/2019	10/07/2019	(18,823)	(18,870)
	2.330	09/27/2019	10/11/2019	(2,263)	(2,263)
	2.450	09/17/2019	10/01/2019	(61,235)	(61,293)
	2.470	09/26/2019	10/01/2019	(33,262)	(33,274)
	2.500	09/26/2019	10/03/2019	(28,530)	(28,540)
SGY	2.050	09/23/2019	10/15/2019	(14,224)	(14,230)

Total Reverse Repurchase Agreements					$(807,556)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
MSB	3.350%	09/30/2019	10/01/2019	$(2,579)	$(2,579)
TDM	2.260	09/09/2019	10/09/2019	(38,938)	(38,992)
	2.330	08/22/2019	10/08/2019	(4,773)	(4,785)
	2.370	09/23/2019	10/07/2019	(943)	(944)
	2.760	09/25/2019	10/02/2019	(4,772)	(4,774)
UBS	2.310	08/02/2019	10/10/2019	(3,063)	(3,075)

Total Sale-Buyback Transactions					$(55,149)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$800	$(811)	$(812)
Fannie Mae UMBS, TBA	4.500	11/01/2049	5,300	(5,573)	(5,585)

Total Short Sales (0.4)%				$(6,384)	$(6,397)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(240,333)	$0	$(240,333)	$239,826	$(507)
BOS	0	(69,078)	0	(69,078)	68,864	(214)
BSN	0	(258,613)	0	(258,613)	256,971	(1,642)
DEU	0	(75,230)	0	(75,230)	75,372	142
FICC	539	0	0	539	(554)	(15)
GRE	0	(150,072)	0	(150,072)	149,215	(857)
SGY	0	(14,230)	0	(14,230)	14,208	(22)

62	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Master Securities Forward Transaction Agreement
MSB	$0	$0	$(2,579)	$(2,579)	$2,576	$(3)
TDM	0	0	(49,495)	(49,495)	49,658	163
UBS	0	0	(3,075)	(3,075)	3,070	(5)

Total Borrowings and Other Financing Transactions	$539	$(807,556)	$(55,149)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(146,095)	$(586,018)	$(75,443)	$0	$(807,556)

Total	$(146,095)	$(586,018)	$(75,443)	$0	$(807,556)

Sale-Buyback Transactions
U.S. Treasury Obligations	(2,579)	(52,570)	0	0	(55,149)

Total	$(2,579)	$(52,570)	$0	$0	$(55,149)

Total Borrowings	$(148,674)	$(638,588)	$(75,443)	$0	$(862,705)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(862,705)

(e)	Securities with an aggregate market value of $884,714 and cash of $393 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(796,414) at a weighted average interest rate of 2.481%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(24) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$110.500	11/22/2019	5	$10	$0	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.625	11/22/2019	29	58	0	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.000	11/22/2019	9	18	0	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.250	11/22/2019	160	320	1	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.375	11/22/2019	1,067	2,134	9	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.000	11/22/2019	522	522	4	1
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	144.000	11/22/2019	4	4	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	145.500	11/22/2019	28	28	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	150.500	11/22/2019	186	186	2	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	151.500	11/22/2019	1,240	1,240	11	1
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	200.000	11/22/2019	3	3	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	208.000	11/22/2019	20	20	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	215.000	11/22/2019	110	110	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	658	658	6	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	125.000	11/22/2019	555	555	5	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	135.000	11/22/2019	417	417	4	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	416	416	4	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	140.000	11/22/2019	40	40	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	177.000	11/22/2019	3,994	3,994	34	4

Total Purchased Options					$81	$9

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
30-Day Federal Fund October Futures	10/2019	465	$190,186	$56	$5	$0
U.S. Treasury 5-Year Note December Futures	12/2019	106	12,630	(86)	0	(5)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	1,849	354,835	(9,754)	116	0

				$(9,784)	$121	$(5)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	1,270	$(273,685)	$633	$39	$0
U.S. Treasury 10-Year Note December Futures	12/2019	1,562	(203,548)	2,317	122	0
U.S. Treasury 10-Year Ultra December Futures	12/2019	4,094	(583,011)	8,130	128	0
U.S. Treasury 30-Year Bond December Futures	12/2019	791	(128,389)	1,721	25	0

				$12,801	$314	$0

Total Futures Contracts				$3,017	$435	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021		$6,300	$(89)	$(13)	$(102)	$0	$(1)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		8,100	(128)	(15)	(143)	0	(3)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	16,400	(436)	20	(416)	0	(4)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023		6,200	(162)	(2)	(164)	0	(2)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		4,100	(104)	(2)	(106)	0	(1)

						$(919)	$(12)	$(931)	$0	$(11)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	3-Month USD-LIBOR	3.000%	Semi-Annual	02/04/2023		$153,100	$(169)	$(4,581)	$(4,750)	$15	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		8,900	(184)	(488)	(672)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,300	49	(259)	(210)	2	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		11,900	487	(2,296)	(1,809)	0	(19)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		600	41	(188)	(147)	0	(1)
Receive	3-Month USD-LIBOR	2.632	Semi-Annual	01/04/2048		6,200	0	(1,310)	(1,310)	0	(10)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,100	209	(605)	(396)	0	(3)
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	09/20/2048		6,600	0	(1,289)	(1,289)	0	(9)
Receive(4)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,700	(4)	(215)	(219)	0	(2)
Receive(4)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,100	(8)	(67)	(75)	0	(1)
Receive(4)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		700	(10)	25	15	0	(1)
Receive(4)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		6,600	(39)	(16)	(55)	0	(9)
Receive(4)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		4,900	7	100	107	0	(7)
Receive(4)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,500	(23)	(1,330)	(1,353)	0	(13)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038	JPY	778,900	(24)	(777)	(801)	33	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	6,500	0	4	4	0	0

							$332	$(13,292)	$(12,960)	$52	$(75)

Total Swap Agreements							$(587)	$(13,304)	$(13,891)	$52	$(86)

64	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9	$435	$52	$496	$0	$(5)	$(87)	$(92)

(g)

Securities with an aggregate market value of $10,770 and cash of $3,374 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2019	TWD	36,098		$1,151	$0	$(16)

BPS	10/2019		$5,343	EUR	4,862	0	(43)
	01/2020		6,656	MXN	132,696	0	(41)

CBK	10/2019	ZAR	7,096		$497	29	0
	11/2019		$10,704	JPY	1,131,100	0	(213)

GLM	10/2019		1,258	COP	4,027,849	0	(102)

HUS	11/2019	TWD	115,990		$3,705	0	(46)
	11/2019		$14,498	JPY	1,515,100	0	(446)

JPM	11/2019	TWD	46,483		$1,486	0	(17)

MYI	11/2019		$4,951	RUB	326,211	51	0
	11/2019		5,963	SEK	56,575	0	(199)

SCX	12/2019		1,404	IDR	20,402,780	21	0
	12/2019		1,342	INR	97,510	26	0

Total Forward Foreign Currency Contracts						$127	$(1,123)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	02/07/2020	5,800	$ 249	$0

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020	121,400	318	2,363

							$ 567	$2,363

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	$74.000	11/06/2019	50,600	$2	$0

SAL	Call - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	135.000	11/06/2019	17,100	1	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	92,500	3	0

					$6	$0

Total Purchased Options					$573	$2,363

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	3,200	$(29)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000%	02/07/2020	14,200	$ (243)	$0

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	24,600	(266)	(2,188)

							$ (509)	$(2,188)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$100.328	10/03/2019	31,800	$(69)	$0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.328	10/03/2019	31,800	(50)	(1)

					$(119)	$(1)

Total Written Options					$(657)	$(2,189)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
CBK	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	86.901%	$	900	$32	$(566)	$0	$(534)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		1,400	80	(911)	0	(831)

HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		800	37	(512)	0	(475)

Total Swap Agreements								$149	$(1,989)	$0	$(1,840)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$(16)	$0	$0	$(16)	$(16)	$0	$(16)
BPS	0	0	0	0	(84)	0	0	(84)	(84)	0	(84)
CBK	29	0	0	29	(213)	0	(534)	(747)	(718)	641	(77)
DUB	0	0	0	0	0	0	(831)	(831)	(831)	583	(248)
GLM	0	0	0	0	(102)	0	0	(102)	(102)	0	(102)
HUS	0	0	0	0	(492)	0	(475)	(967)	(967)	922	(45)
JPM	0	0	0	0	(17)	(1)	0	(18)	(18)	74	56

66	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
MYC	$0	$2,363	$0	$2,363	$0	$(2,188)	$0	$(2,188)	$175	$(736)	$(561)
MYI	51	0	0	51	(199)	0	0	(199)	(148)	0	(148)
SCX	47	0	0	47	0	0	0	0	47	0	47

Total Over the Counter	$127	$2,363	$0	$2,490	$(1,123)	$(2,189)	$(1,840)	$(5,152)

(i)

Securities with an aggregate market value of $2,259 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	435	435
Swap Agreements	0	0	0	0	52	52

	$0	$0	$0	$0	$496	$496

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127	$0	$127
Purchased Options	0	0	0	0	2,363	2,363

	$0	$0	$0	$127	$2,363	$2,490

	$0	$0	$0	$127	$2,859	$2,986

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	12	0	0	75	87

	$0	$12	$0	$0	$80	$92

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,123	$0	$1,123
Written Options	0	0	0	0	2,189	2,189
Swap Agreements	0	1,840	0	0	0	1,840

	$0	$1,840	$0	$1,123	$2,189	$5,152

	$0	$1,852	$0	$1,123	$2,269	$5,244

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(191)	$(191)
Written Options	0	0	0	0	427	427
Futures	0	0	0	0	(19,968)	(19,968)
Swap Agreements	0	(244)	0	0	(8,283)	(8,527)

	$0	$(244)	$0	$0	$(28,015)	$(28,259)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(162)	$0	$(162)
Purchased Options	0	(1)	0	0	(1,606)	(1,607)
Written Options	0	134	0	0	32	166
Swap Agreements	0	79	0	0	0	79

	$0	$212	$0	$(162)	$(1,574)	$(1,524)

	$0	$(32)	$0	$(162)	$(29,589)	$(29,783)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(27)	$(27)
Written Options	0	0	0	0	31	31
Futures	0	0	0	0	8,162	8,162
Swap Agreements	0	(5)	0	0	(7,591)	(7,596)

	$0	$(5)	$0	$0	$575	$570

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,019)	$0	$(1,019)
Purchased Options	0	1	0	0	2,987	2,988
Written Options	0	(8)	0	0	(1,467)	(1,475)
Swap Agreements	0	(1,553)	0	0	0	(1,553)

	$0	$(1,560)	$0	$(1,019)	$1,520	$(1,059)

	$0	$(1,565)	$0	$(1,019)	$2,095	$(489)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$27,529	$0	$27,529
Industrials	0	6,329	0	6,329
Utilities	0	651	0	651
Municipal Bonds & Notes
West Virginia	0	99	0	99
U.S. Government Agencies	0	252,794	0	252,794
U.S. Treasury Obligations	0	2,231,098	0	2,231,098
Non-Agency Mortgage-Backed Securities	0	67,713	0	67,713
Asset-Backed Securities	0	22,481	0	22,481
Sovereign Issues	0	10,512	0	10,512
Short-Term Instruments
Certificates of Deposit	0	5,201	0	5,201
Repurchase Agreements	0	539	0	539
U.S. Treasury Bills	0	2,292	0	2,292

	$0	$2,627,238	$0	$2,627,238

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$28,575	$0	$0	$28,575

Total Investments	$28,575	$2,627,238	$0	$2,655,813

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,397)	$0	$(6,397)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	435	61	0	496
Over the counter	0	2,490	0	2,490

	$435	$2,551	$0	$2,986

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(86)	0	(91)
Over the counter	0	(5,152)	0	(5,152)

	$(5)	$(5,238)	$0	$(5,243)

Total Financial Derivative Instruments	$430	$(2,687)	$0	$(2,257)

Totals	$29,005	$2,618,154	$0	$2,647,159

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

68	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO GNMA and Government Securities Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.0%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Preferred Term Securities Ltd.
3.193% (US0003M + 0.860%) due 07/03/2033 ~	$229	$219

INDUSTRIALS 0.0%

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	90	91

Total Corporate Bonds & Notes (Cost $267)		310

U.S. GOVERNMENT AGENCIES 158.1%

Fannie Mae
0.200% due 02/25/2043 •(a)	831	6
1.581% due 04/25/2055	1,025	69
1.592% due 10/25/2042	567	515
1.660% due 08/25/2055	643	38
1.664% due 08/25/2054	876	56
1.744% due 10/25/2046 ~(a)	195	11
1.781% due 04/25/2046 ~(a)	474	24
1.849% due 07/25/2044 ~(a)	690	40
1.866% due 07/25/2052 ~(a)	634	33
1.882% due 07/25/2044 ~(a)	795	46
1.959% due 01/25/2045 ~(a)	606	27
1.964% due 03/25/2045 ~(a)	565	29
2.107% due 07/25/2045 ~(a)	2,553	176
2.155% due 09/25/2045 ~(a)	634	42
2.164% due 01/25/2022 - 08/25/2044 ~(a)	2,964	86
2.318% due 12/25/2048 •	5,603	5,580
2.600% due 09/01/2024 (f)	6,700	6,860
2.940% due 02/25/2049	1,555	1,554
3.000% due 09/25/2039 - 05/25/2046 (a)	7,274	407
3.000% due 03/25/2043 - 05/01/2058	9,373	8,327
3.000% due 12/25/2048 (a)(f)	2,785	421
3.500% due 08/25/2043 - 04/25/2046 (a)	1,527	96
3.575% due 02/01/2026	1,000	1,084
3.750% due 02/01/2029	3,776	4,246
3.820% due 01/01/2029	1,317	1,483
4.000% due 09/01/2020 - 07/01/2034	2,768	2,918
4.000% due 06/25/2044 (a)	214	28
4.132% due 08/25/2042 •(a)	1,261	178
4.182% due 11/25/2044 •(a)	5,558	713
4.433% due 10/25/2045 •	780	933
4.500% due 07/01/2022 - 10/01/2041	775	805
4.500% due 06/25/2024 (a)	14	0
4.545% due 05/01/2038 •	2,162	2,270
4.635% due 10/01/2037 •	3,667	3,868
4.642% due 09/01/2041 •	845	888
4.713% due 01/01/2036 •	630	665
4.915% due 02/01/2042 •	364	379
4.938% due 05/01/2035 •	295	311
5.000% due 01/01/2033 - 10/01/2036	78	83
5.500% due 12/01/2032 - 10/01/2038	272	282
5.800% due 02/01/2035	23	23
6.000% due 04/01/2032 - 10/01/2048	211	225
6.500% due 09/01/2036	119	125
6.500% due 04/25/2038 (a)	112	24

Fannie Mae UMBS
2.000% due 07/01/2028 - 09/01/2028	1,701	1,700
2.500% due 01/01/2033 - 01/01/2047	1,424	1,426
3.000% due 04/01/2031 - 02/01/2047	12,372	12,769

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 08/01/2049 (f)	$7,478	$7,617
3.500% due 09/01/2039 - 03/01/2048	14,767	15,515
4.000% due 05/01/2033 - 12/01/2048	53,047	56,109
4.500% due 01/01/2021 - 01/01/2049	11,087	11,886
4.500% due 12/01/2047 (f)	21,458	22,724
5.000% due 04/01/2027 - 05/01/2049	3,984	4,286
5.500% due 02/01/2027 - 11/01/2039	252	283
6.000% due 07/01/2036 - 11/01/2040	2,353	2,706

Fannie Mae UMBS, TBA
2.500% due 10/01/2034 - 11/01/2049	15,650	15,665
3.000% due 10/01/2049 - 11/01/2049	29,350	29,781
4.000% due 11/01/2034 - 11/01/2049	4,700	4,881
5.000% due 11/01/2049	5,350	5,736
5.500% due 10/01/2049	3,000	3,248

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(d)	10,729	9,352
1.060% due 01/25/2020 ~(a)	24,574	22
1.107% due 11/25/2022 ~(a)	7,175	185
1.324% due 04/25/2021 ~(a)	21,085	315
1.372% due 11/25/2019 ~(a)	3,537	0
1.635% due 10/15/2037 ~(a)	199	8
1.647% due 11/15/2038	581	37
1.663% due 08/15/2041	185	10
1.791% due 08/15/2036	360	24
1.812% due 10/15/2037 ~(a)	72	3
1.994% due 05/15/2037 ~(a)	159	9
2.071% due 10/15/2041 ~(a)	364	22
2.133% due 03/15/2037 ~(a)	200	14
2.227% due 11/15/2036 ~(a)	514	36
2.267% due 02/15/2038 ~(a)	456	29
2.268% due 06/15/2038 ~(a)	367	29
2.419% due 11/25/2021 •	298	298
2.439% due 09/25/2021 •	118	118
2.500% due 01/01/2028 - 02/01/2033	6,945	7,020
2.500% due 01/15/2040 (a)	2,811	193
2.528% due 06/15/2042 •	1,987	1,994
2.580% due 10/15/2037 - 04/15/2038 •	4,246	4,226
2.700% due 08/01/2023	2,500	2,536
3.000% due 01/01/2033 - 05/15/2048	11,201	11,057
3.000% due 12/15/2042 - 09/15/2048 (a)	3,459	279
3.254% due 04/25/2023	4,242	4,343
3.500% due 12/15/2042 - 03/01/2049	10,602	4,197
3.500% due 01/15/2043 - 08/15/2045 (a)	2,571	334
4.000% due 12/01/2020 - 12/01/2048	13,211	13,962
4.000% due 11/15/2042 (a)	1,660	237
4.307% due 11/01/2036 •	522	550
4.365% due 09/01/2034 •	1,200	1,268
4.500% due 04/15/2022 - 12/15/2024 (a)	125	3
4.500% due 04/01/2025 - 03/01/2038	179	188
4.588% due 11/01/2041 •	2,283	2,389
4.707% due 10/01/2039 •	2,162	2,275
5.000% due 07/01/2033 - 03/01/2041	143	152
5.000% due 03/01/2049 (f)	5,660	6,242
5.200% due 05/01/2031 •	6	7
5.500% due 09/01/2034 - 03/01/2041	335	359
5.723% due 02/15/2027 •(a)	908	134
6.000% due 08/01/2023	6	6
6.593% due 10/15/2035 •(f)	392	473
6.666% due 05/15/2035 •	595	721
7.500% due 08/15/2029 (a)	3	1
7.599% due 05/15/2041 •	3,527	4,506

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac UMBS
2.500% due 01/01/2047 - 04/01/2048	$955	$952
4.000% due 11/01/2048	10,000	10,383

Ginnie Mae
0.000% due 12/20/2032 - 12/20/2040 (b)(d)	5,630	5,140
0.000% due 10/16/2042 - 01/16/2052 ~(a)	11,366	8
0.086% due 01/16/2044 ~(a)	3,174	0
0.315% due 08/16/2052 ~(a)	17,408	184
0.509% due 05/16/2027 •	10	10
0.545% due 11/16/2043 ~(a)	13,236	269
0.766% due 06/20/2042	1,032	34
0.978% due 12/20/2045 ~(a)	473	12
1.159% due 09/20/2045 ~(a)	1,263	44
1.219% due 11/20/2045 ~(a)	636	22
1.230% due 08/20/2045 ~(a)	420	13
1.345% due 06/20/2042 ~(a)	910	32
1.411% due 06/20/2043 ~(a)	753	25
2.228% due 01/16/2031 •	53	53
2.328% due 12/16/2026 •	48	48
2.500% due 09/20/2027 (a)	3,159	202
2.500% due 06/15/2043 - 04/20/2047	2,342	2,364
2.500% due 08/20/2045 •	890	912
2.599% due 10/20/2066 •	473	473
2.729% due 01/20/2062 - 03/20/2065 •	20	21
2.809% due 09/20/2062 •	168	168
2.820% due 02/20/2060 •	9,235	9,273
2.837% due 03/20/2058 •	3,318	3,365
2.909% due 08/20/2061 - 03/20/2062 •	85	85
2.909% due 11/20/2065	5,932	5,956
2.928% due 05/20/2061 •	2,818	2,861
2.929% due 03/20/2062 •	2,397	2,414
2.929% due 10/20/2065	166	167
2.949% due 09/20/2063 •	3,434	3,452
2.979% due 10/20/2061 - 09/20/2065 •	6,806	6,853
3.000% due 11/20/2026 - 08/20/2049	40,986	40,229
3.000% due 05/20/2039 - 02/20/2043 (a)	4,805	310
3.029% due 05/20/2066	7,096	7,148
3.029% due 06/20/2066 •	1,041	1,049
3.150% due 11/15/2042 - 12/20/2042	639	657
3.250% due 05/15/2042	1,010	1,046
3.479% due 09/20/2045	519	653
3.483% due 05/20/2061 •	1,439	1,471
3.500% due 09/15/2040 - 09/20/2049	88,920	93,568
3.500% due 08/20/2042 - 09/20/2046 (a)	2,183	319
3.500% due 02/20/2048 (f)	11,775	12,488
3.529% due 09/20/2063 •	2,174	2,210
3.740% due 04/20/2042	253	261
3.750% due 06/20/2045 - 12/20/2045	4,006	4,219
3.875% due 06/20/2038 •	100	104
4.000% due 04/15/2025 - 09/20/2049	69,408	73,380
4.000% due 02/20/2030 - 01/20/2034 •	344	351
4.000% due 10/20/2043 (a)	309	23
4.000% due 07/20/2047 - 07/20/2049 (f)	55,636	58,022
4.050% due 04/15/2040 - 12/15/2040	2,657	2,802
4.198% due 04/20/2061 •	4,062	4,221
4.377% due 01/20/2031	6,036	6,317
4.490% due 02/20/2040	218	225
4.500% due 04/15/2030 - 07/20/2049	55,249	58,694
4.500% due 06/15/2040 - 04/20/2049 (f)	39,658	42,268
4.790% due 02/20/2040	122	127
4.875% due 08/15/2039 - 10/15/2040	401	428

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 12/20/2032 - 06/20/2049	$29,009	$31,148
5.000% due 08/20/2048 (f)	6,410	6,961
5.250% due 05/15/2033 - 08/20/2039	733	793
5.270% due 06/15/2034	207	222
5.380% due 08/15/2034	80	86
5.475% due 06/15/2035	175	189
5.500% due 05/15/2023 - 05/20/2049	20,044	21,840
5.520% due 06/15/2034 - 02/15/2035	417	451
5.530% due 05/15/2035	132	143
5.570% due 03/15/2035	89	97
5.680% due 12/15/2034	209	229
5.720% due 12/15/2034	179	195
5.730% due 12/15/2034	81	88
5.750% due 04/15/2033 - 09/15/2033	10	12
5.820% due 04/15/2034 - 12/15/2034	173	190
5.870% due 10/15/2034	173	190
5.875% due 10/15/2033	147	161
5.930% due 10/15/2034	153	168
5.970% due 08/15/2034	67	74
6.000% due 05/15/2023 - 04/20/2048	13,313	15,063
6.020% due 01/15/2034	79	88
6.075% due 01/15/2034	167	185
6.250% due 01/15/2029 - 03/15/2029	80	88
6.500% due 09/15/2023 - 08/20/2048	2,946	3,275
6.700% due 07/20/2026	20	20
6.940% due 11/20/2022	19	19
7.000% due 11/15/2022 - 12/20/2038	1,839	1,971
7.100% due 10/20/2025	13	13
7.150% due 01/15/2023	6	6
7.250% due 12/15/2025 - 02/15/2028	7	6
7.500% due 09/15/2021 - 10/15/2035	820	860
7.750% due 07/15/2020 - 10/15/2026	15	16
8.000% due 02/15/2022 - 07/15/2031	327	354
8.500% due 03/15/2022 - 07/15/2030	3	3
9.000% due 11/15/2019 - 06/15/2027	13	13

Ginnie Mae, TBA
3.000% due 10/01/2049 - 11/01/2049	159,950	164,021
3.500% due 11/01/2049	136,050	140,907
4.000% due 10/01/2049 - 11/01/2049	48,850	50,806
4.500% due 10/01/2049	6,000	6,387
5.000% due 10/01/2049 - 12/01/2049	10,750	11,445

Total U.S. Government Agencies (Cost $1,244,121)		1,249,637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~	$1,604	$1,432

BX Commercial Mortgage Trust
2.778% due 11/15/2035 •	8,245	8,253

Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 03/25/2032 ~	10	10

Credit Suisse Mortgage Capital Trust
4.789% due 05/27/2053 ~	1,672	1,877

JPMorgan Mortgage Trust
2.918% due 12/25/2049 •	16,855	16,943

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	2,781	2,913
3.498% due 10/25/2041 «	3,166	3,277
4.250% due 09/29/2046 «	5,392	5,891

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	10,233	10,327
3.508% due 11/24/2042 «•	3,943	4,102

Mortgage Equity Conversion Asset Trust
2.310% due 05/25/2042 •	20,400	18,906
2.400% due 02/25/2042 •	7,473	7,092

Structured Asset Mortgage Investments Trust
2.717% due 09/19/2032 •	18	18

UBS-Barclays Commercial Mortgage Trust
1.266% due 04/10/2046 ~(a)	25,167	818

Wells Fargo Commercial Mortgage Trust
1.923% due 10/15/2045 ~(a)	9,523	411

Total Non-Agency Mortgage-Backed Securities (Cost $78,203)		82,270

ASSET-BACKED SECURITIES 3.2%

Benefit Street Partners CLO Ltd.
3.528% due 01/20/2029 •	3,700	3,706

Centex Home Equity Loan Trust
2.318% due 01/25/2032 •	12	12

CIT Group Home Equity Loan Trust
2.558% due 06/25/2033 •	12	12

CVP Cascade CLO Ltd.
3.472% due 01/16/2026 •	1,143	1,143

Dryden Senior Loan Fund
3.203% due 10/15/2027 •	2,200	2,199

Figueroa CLO Ltd.
3.203% due 01/15/2027 •	8,419	8,414

Flagship Ltd.
3.398% due 01/20/2026 •	190	190

Home Equity Asset Trust
2.618% due 11/25/2032 •	3	3

ICG U.S. CLO Ltd.
3.172% due 01/16/2028 •	5,400	5,379

Staniford Street CLO Ltd.
3.299% due 06/15/2025 •	182	182

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tralee CLO Ltd.
4.081% due 07/20/2029	$4,200	$4,184

Total Asset-Backed Securities (Cost $25,451)		25,424

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.1%
		510

U.S. TREASURY BILLS 0.2%
1.949% due 11/07/2019 - 12/26/2019 (c)(d)(i)	1,280	1,276

Total Short-Term Instruments (Cost $1,786)		1,786

Total Investments in Securities (Cost $1,349,828)		1,359,427

	SHARES
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%

PIMCO Short-Term Floating NAV Portfolio III	1,482,664	14,668

Total Short-Term Instruments (Cost $14,667)		14,668

Total Investments in Affiliates (Cost $14,667)		14,668

Total Investments 173.9% (Cost $1,364,495)		$1,374,095

Financial Derivative Instruments (g)(h) (0.0)% (Cost or Premiums, net $(5,587))		(36)

Other Assets and Liabilities, net (73.9)%		(583,779)

Net Assets 100.0%		$790,280

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

70	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$510	U.S. Treasury Notes 2.250% due 03/31/2021	$(524)	$510	$510

Total Repurchase Agreements						$(524)	$510	$510

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.330%	08/20/2019	10/16/2019	$(18,801)	$(18,852)
BSN	2.270	08/13/2019	10/10/2019	(36,852)	(36,966)
CSN	2.350	08/21/2019	10/07/2019	(2,531)	(2,538)
	2.430	09/19/2019	10/21/2019	(12,743)	(12,753)
RCY	2.210	09/26/2019	11/12/2019	(75,368)	(75,391)

Total Reverse Repurchase Agreements					$(146,500)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (16.5)%
Fannie Mae UMBS, TBA	3.000%	10/01/2034	$8,100	$(8,304)	$(8,281)
Fannie Mae UMBS, TBA	3.500	11/01/2049	32,850	(33,612)	(33,712)
Fannie Mae UMBS, TBA	4.000	11/01/2049	68,700	(71,224)	(71,338)
Fannie Mae UMBS, TBA	4.500	11/01/2049	4,400	(4,633)	(4,637)
Ginnie Mae, TBA	4.000	11/01/2049	2,100	(2,197)	(2,197)
Ginnie Mae, TBA	4.500	11/01/2049	9,450	(9,885)	(9,869)

Total Short Sales (16.5)%				$(129,855)	(130,034)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(18,852)	$0	$(18,852)	$19,600	$748
BSN	0	(36,966)	0	(36,966)	38,061	1,095
CSN	0	(15,291)	0	(15,291)	15,624	333
FICC	510	0	0	510	(524)	(14)
RCY	0	(75,391)	0	(75,391)	77,463	2,072

Total Borrowings and Other Financing Transactions	$510	$(146,500)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(71,109)	$(75,391)	$0	$(146,500)

Total Borrowings	$0	$(71,109)	$(75,391)	$0	$(146,500)

Payable for reverse repurchase agreements					$(146,500)

(f)	Securities with an aggregate market value of $150,748 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(93,168) at a weighted average interest rate of 2.524%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	120	$	(15,638)	$147	$10	$0

Total Futures Contracts					$147	$10	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	1,600	$7	$(99)	$(92)	$0	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		63,700	(2,963)	(3,584)	(6,547)	15	0
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		6,200	(355)	(159)	(514)	2	0
Pay	3-Month USD-LIBOR	2.900	Semi-Annual	06/29/2028		2,700	0	322	322	0	(2)
Pay	3-Month USD-LIBOR	3.183	Semi-Annual	10/16/2028		8,100	0	1,203	1,203	0	(4)
Pay	3-Month USD-LIBOR	3.228	Semi-Annual	10/25/2028		2,400	0	367	367	0	(1)
Pay	3-Month USD-LIBOR	3.177	Semi-Annual	11/01/2028		1,700	0	252	252	0	(1)
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028		15,200	0	2,383	2,383	0	(7)
Pay	3-Month USD-LIBOR	3.142	Semi-Annual	11/20/2028		2,900	0	422	422	0	(1)
Pay	3-Month USD-LIBOR	3.113	Semi-Annual	11/21/2028		5,800	0	828	828	0	(3)
Pay	3-Month USD-LIBOR	2.945	Semi-Annual	12/17/2028		1,100	0	141	141	0	(1)
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029		2,300	0	230	230	0	(1)
Pay	3-Month USD-LIBOR	2.757	Semi-Annual	02/01/2029		1,100	0	116	116	0	(1)
Pay	3-Month USD-LIBOR	2.710	Semi-Annual	02/05/2029		1,100	0	112	112	0	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		2,300	(4)	(89)	(93)	0	0
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		22,600	(1,806)	(683)	(2,489)	6	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		7,700	(91)	(42)	(133)	2	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,600	(81)	(106)	(187)	1	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		2,200	(2)	(88)	(90)	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,300	(45)	(273)	(318)	0	(2)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,400	285	(737)	(452)	0	(3)
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	(86)	(96)	0	(2)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		800	(11)	29	18	0	(1)
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		7,400	(44)	(18)	(62)	0	(10)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		7,300	32	127	159	0	(10)

							$(5,088)	$568	$(4,520)	$26	$(50)

Total Swap Agreements							$(5,088)	$568	$(4,520)	$26	$(50)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$10	$26	$36	$0	$0	$(50)	$(50)

Cash of $9,234 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

72	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.313%	10/03/2019	5,700	$21	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.319	10/03/2019	2,600	9	0

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.727	11/06/2019	21,000	105	82

							$135	$82

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$67.500	11/06/2019	30,000	$1	$0

JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.813	10/03/2019	9,000	34	1
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	72.000	11/06/2019	55,000	2	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	101.969	11/06/2019	43,500	34	42

SAL	Put - OTC Ginnie Mae, TBA 3.000% due 11/01/2049	72.000	11/13/2019	40,000	1	0
	Put - OTC Ginnie Mae, TBA 3.500% due 10/01/2049	73.000	10/11/2019	70,000	3	0

					$75	$43

Total Purchased Options					$210	$125

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$101.672	10/03/2019	8,000	$(42)	$(18)

GSC	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.203	10/03/2019	5,000	(16)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.781	10/03/2019	8,000	(41)	(4)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.781	10/03/2019	8,000	(41)	(25)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.906	11/06/2019	4,000	(16)	(9)
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	102.016	11/06/2019	4,000	(5)	(4)
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	102.055	11/06/2019	4,000	(5)	(5)

JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2049	98.547	10/03/2019	4,000	(13)	(1)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	98.172	11/06/2019	28,000	(123)	(64)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	98.766	11/06/2019	19,000	(48)	(69)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	99.000	11/06/2019	6,500	(28)	(29)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.125	10/03/2019	4,000	(12)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.211	10/03/2019	11,000	(33)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.203	10/03/2019	9,000	(13)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.328	10/03/2019	2,000	(4)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.508	10/03/2019	9,000	(21)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.672	10/03/2019	4,000	(9)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.797	10/03/2019	7,000	(27)	(51)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.797	10/03/2019	7,000	(27)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.023	10/03/2019	7,000	(23)	(36)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.328	10/03/2019	2,000	(3)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.094	11/06/2019	3,500	(7)	(3)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.484	11/06/2019	5,500	(19)	(7)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.852	11/06/2019	2,000	(5)	(4)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.586	11/06/2019	2,000	(8)	(7)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.094	11/06/2019	3,500	(5)	(6)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	99.926	12/05/2019	6,500	(22)	(10)
	Call - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	103.922	10/03/2019	7,500	(9)	(2)

SAL	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.578	10/03/2019	3,000	(6)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.359	10/03/2019	5,000	(12)	(12)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.578	10/03/2019	3,000	(4)	(4)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.844	11/06/2019	6,500	(14)	(13)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.047	11/06/2019	4,000	(16)	(10)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	101.922	12/05/2019	6,500	(17)	(19)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	102.172	12/05/2019	6,500	(15)	(13)

					$(709)	$(425)

Total Written Options					$(709)	$(425)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread(2)	0.740%	Quarterly	12/18/2019	$	30,000	$0	$43	$43	$0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread(2)	0.753	Quarterly	12/18/2019		100,000	0	132	132	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread(2)	0.708	Quarterly	12/19/2019		15,000	0	26	26	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread(2)	0.730	Quarterly	12/19/2019		15,000	0	23	23	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread(2)	0.605	Quarterly	12/20/2019		25,000	0	70	70	0

								$0	$ 294	$294	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	275,403	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	1,790	$0	$(9)	$0	$(9)
	Pay	IOS.FN.550.08 Index	77,715	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039		428	0	(2)	0	(2)

JPS	Pay	IOS.FN.600.08 Index	124,679	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039		748	0	(3)	0	(3)

SAL	Pay	IOS.FN.550.08 Index	97,144	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039		534	0	(2)	0	(2)

									$0	$(16)	$0	$(16)

Total Swap Agreements									$0	$278	$294	$(16)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
DUB	$0	$0	$0	$0	$0	$0	$(11)	$(11)	$(11)	$(10)	$(21)
FAR	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
GLM	0	82	0	82	0	0	0	0	82	(310)	(228)
GSC	0	0	0	0	0	(47)	0	(47)	(47)	0	(47)
JPM	0	43	0	43	0	(289)	0	(289)	(246)	427	181
JPS	0	0	294	294	0	0	(3)	(3)	291	(270)	21
SAL	0	0	0	0	0	(71)	(2)	(73)	(73)	0	(73)

Total Over the Counter	$0	$125	$294	$419	$0	$(425)	$(16)	$(441)

(i)

Securities with an aggregate market value of $427 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

74	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$0	$36	$36

Over the counter
Purchased Options	$0	$0	$0	$0	$125	$125
Swap Agreements	0	0	0	0	294	294

	$0	$0	$0	$0	$419	$419

	$0	$0	$0	$0	$455	$455

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$50	$50

Over the counter
Written Options	$0	$0	$0	$0	$425	$425
Swap Agreements	0	0	0	0	16	16

	$0	$0	$0	$0	$441	$441

	$0	$0	$0	$0	$491	$491

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(404)	$(404)
Swap Agreements	0	0	0	0	(5,572)	(5,572)

	$0	$0	$0	$0	$(5,976)	$(5,976)

Over the counter
Purchased Options	$0	$0	$0	$0	$(296)	$(296)
Written Options	0	0	0	0	489	489

	$0	$0	$0	$0	$193	$193

	$0	$0	$0	$0	$(5,783)	$(5,783)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$236	$236
Swap Agreements	0	0	0	0	(351)	(351)

	$0	$0	$0	$0	$(115)	$(115)

Over the counter
Purchased Options	$0	$0	$0	$0	$88	$88
Written Options	0	0	0	0	369	369
Swap Agreements	0	0	0	0	303	303

	$0	$0	$0	$0	$760	$760

	$0	$0	$0	$0	$645	$645

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$219	$0	$219
Industrials	0	91	0	91
U.S. Government Agencies	0	1,249,637	0	1,249,637
Non-Agency Mortgage-Backed Securities	0	55,760	26,510	82,270
Asset-Backed Securities	0	25,424	0	25,424
Short-Term Instruments
Repurchase Agreements	0	510	0	510
U.S. Treasury Bills	0	1,276	0	1,276

	$0	$1,332,917	$26,510	$1,359,427

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,668	$0	$0	$14,668

Total Investments	$14,668	$1,332,917	$26,510	$1,374,095

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(130,034)	$0	$(130,034)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10	26	0	36
Over the counter	0	419	0	419

	$10	$445	$0	$455

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(50)	0	(50)
Over the counter	0	(441)	0	(441)

	$0	$(491)	$0	$(491)

Total Financial Derivative Instruments	$10	$(46)	$0	$(36)

Totals	$14,678	$1,202,837	$26,510	$1,244,025

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$54,877	$0	$(3,186)	$84	$217	$517	$0	$(25,999)	$26,510	$844

Totals	$54,877	$0	$(3,186)	$84	$217	$517	$0	$(25,999)	$26,510	$844

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$26,510	Proxy Pricing	Base Price	100.403-109.250

Total	$26,510

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

76	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Total Return Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$1,100	$1,112

Total Loan Participations and Assignments (Cost $1,100)			1,112

CORPORATE BONDS & NOTES 67.9%

BANKING & FINANCE 22.7%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		800	816
3.500% due 01/15/2025		3,900	3,983
3.875% due 01/23/2028		2,000	2,070
4.125% due 07/03/2023		2,800	2,939
4.450% due 10/01/2025		200	214
4.450% due 04/03/2026		600	642

Aflac, Inc.
4.750% due 01/15/2049		5,800	7,083

AIA Group Ltd.
3.900% due 04/06/2028		7,700	8,386

AIB Group PLC
4.263% due 04/10/2025 •		5,800	6,042

AIG SunAmerica Global Financing
6.900% due 03/15/2032		735	1,018

Aircastle Ltd.
4.250% due 06/15/2026		900	923

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031		1,600	1,670

Alleghany Corp.
4.900% due 09/15/2044		2,500	2,890

Ally Financial, Inc.
8.000% due 11/01/2031		2,700	3,746

American Express Co.
2.500% due 07/30/2024		4,600	4,641

American Financial Group, Inc.
3.500% due 08/15/2026		2,100	2,159
4.500% due 06/15/2047		7,400	8,055

American Homes 4 Rent LP
4.250% due 02/15/2028		500	540
4.900% due 02/15/2029		4,100	4,661

American International Group, Inc.
4.750% due 04/01/2048		6,000	7,022

American Tower Corp.
2.950% due 01/15/2025		5,600	5,728
3.375% due 05/15/2024		5,200	5,413
3.800% due 08/15/2029		2,100	2,246
4.000% due 06/01/2025		1,300	1,392

Asian Development Bank
5.820% due 06/16/2028		500	651

Aviation Capital Group LLC
3.082% (US0003M + 0.950%) due 06/01/2021 ~		2,800	2,811
4.125% due 08/01/2025		200	209

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		800	856

AXA Equitable Holdings, Inc.
5.000% due 04/20/2048		12,000	12,963

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	297

Banco La Hipotecaria S.A.
4.750% due 11/15/2022		$11,800	12,148

Bank of America Corp.
3.974% due 02/07/2030 •		13,300	14,572

Bank of Ireland Group PLC
4.500% due 11/25/2023		7,600	7,984

Bank of New York Mellon Corp.
2.661% due 05/16/2023 •		4,700	4,766
3.400% due 01/29/2028		3,900	4,168

Barclays PLC
4.337% due 01/10/2028		5,500	5,784
7.125% due 06/15/2025 •(f)(g)	GBP	200	261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		$9,600	$11,711

BGC Partners, Inc.
5.125% due 05/27/2021		2,000	2,066

Blackstone Holdings Finance Co. LLC
3.150% due 10/02/2027		2,100	2,169
3.500% due 09/10/2049		3,300	3,243
6.250% due 08/15/2042		2,000	2,678

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,601
3.500% due 01/31/2023		600	613
3.500% due 10/10/2024		300	308

Brandywine Operating Partnership LP
3.950% due 02/15/2023		300	313

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(f)		1,100	1,081

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~		2,900	2,893
4.125% due 05/15/2029		1,100	1,176

Brookfield Finance, Inc.
3.900% due 01/25/2028		1,800	1,891
4.000% due 04/01/2024		100	107
4.700% due 09/20/2047		5,600	6,151
4.850% due 03/29/2029		1,000	1,133

Carlyle Finance LLC
5.650% due 09/15/2048		4,400	5,204

CBL & Associates LP
5.950% due 12/15/2026		2,100	1,486

Charles Schwab Corp.
3.850% due 05/21/2025		2,600	2,804

CIT Group, Inc.
5.250% due 03/07/2025		100	109

Citigroup, Inc.
4.044% due 06/01/2024 •		13,300	14,055
8.125% due 07/15/2039		5,571	9,112

CME Group, Inc.
3.750% due 06/15/2028		700	783
4.150% due 06/15/2048		4,400	5,277
5.300% due 09/15/2043		3,740	5,071

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		300	305

Cooperatieve Rabobank UA
2.973% (US0003M + 0.860%) due 09/26/2023 ~		1,800	1,802
5.500% due 06/29/2020 •(f)(g)	EUR	8,875	9,981

Credit Suisse AG
6.500% due 08/08/2023 (g)		$13,000	14,509

Credit Suisse Group AG
2.593% due 09/11/2025 •		2,400	2,379
2.997% due 12/14/2023 •		1,600	1,616
3.869% due 01/12/2029 •		1,600	1,687

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		1,000	1,102

Crown Castle International Corp.
3.700% due 06/15/2026		2,500	2,651
4.450% due 02/15/2026		800	878

Danske Bank A/S
4.375% due 06/12/2028		7,400	7,981

Deutsche Bank AG
2.700% due 07/13/2020		5,800	5,789
3.093% (US0003M + 0.815%) due 01/22/2021 ~		2,800	2,776

Digital Realty Trust LP
4.450% due 07/15/2028		6,800	7,525

E*TRADE Financial Corp.
4.500% due 06/20/2028		2,000	2,180

EPR Properties
4.950% due 04/15/2028		1,500	1,636
5.250% due 07/15/2023		500	538

Essex Portfolio LP
4.000% due 03/01/2029		1,400	1,530
4.500% due 03/15/2048		200	232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmers Insurance Exchange
4.747% due 11/01/2057 •	$4,400	$4,606

Fidelity National Financial, Inc.
5.500% due 09/01/2022	700	751

First American Financial Corp.
4.300% due 02/01/2023	4,500	4,674

FMR LLC
4.950% due 02/01/2033	3,000	3,703
5.150% due 02/01/2043	11,300	14,105

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~	8,600	8,601
3.099% (US0003M + 0.810%) due 04/05/2021 ~	1,100	1,087
3.367% (US0003M + 1.080%) due 08/03/2022 ~	200	196
3.374% (US0003M + 1.270%) due 03/28/2022 ~	700	691
5.584% due 03/18/2024	900	958

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	18,410	19,343

GLP Capital LP
3.350% due 09/01/2024	500	505
4.000% due 01/15/2030	1,300	1,313
5.250% due 06/01/2025	3,700	4,085
5.300% due 01/15/2029	3,100	3,428

Goldman Sachs Group, Inc.
3.814% due 04/23/2029 •	13,900	14,748
4.223% due 05/01/2029 •	1,500	1,638

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	7,400	8,117

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	7,700	8,003

Great-West Lifeco Finance LP
4.581% due 05/17/2048	1,900	2,275

Guardian Life Global Funding
2.500% due 05/08/2022	9,300	9,389

Hartford Financial Services Group, Inc.
4.400% due 03/15/2048	6,500	7,476
6.625% due 03/30/2040	500	689

High Street Funding Trust
4.111% due 02/15/2028	200	216
4.682% due 02/15/2048	500	571

Host Hotels & Resorts LP
4.000% due 06/15/2025	100	106

HSBC Holdings PLC
3.124% (US0003M + 1.000%) due 05/18/2024 ~	2,400	2,411
3.600% due 05/25/2023	7,500	7,803
3.950% due 05/18/2024 •	400	419

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	944

Intesa Sanpaolo SpA
3.375% due 01/12/2023	3,600	3,632

Jackson National Life Global Funding
3.250% due 01/30/2024	7,600	7,909

JPMorgan Chase & Co.
3.149% (US0003M + 0.890%) due 07/23/2024 ~	2,000	2,008
3.509% due 01/23/2029 •	2,900	3,068
3.540% due 05/01/2028 •	8,500	8,961
4.203% due 07/23/2029 •	3,500	3,892
4.260% due 02/22/2048 •	2,600	3,039
6.100% due 10/01/2024 •(f)	2,000	2,170

Kilroy Realty LP
4.250% due 08/15/2029	8,900	9,690

Kimco Realty Corp.
4.125% due 12/01/2046	5,900	6,188

Lazard Group LLC
4.375% due 03/11/2029	3,600	3,912
4.500% due 09/19/2028	700	764

Legg Mason, Inc.
5.625% due 01/15/2044	2,000	2,236

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(b)	$1,200	$18

Life Storage LP
3.875% due 12/15/2027	1,400	1,480

Lifestorage LP
3.500% due 07/01/2026	1,400	1,439

Lloyds Bank PLC
2.250% due 08/14/2022	7,100	7,096

Lloyds Banking Group PLC
4.375% due 03/22/2028	2,500	2,718
4.550% due 08/16/2028	200	220

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048	8,900	10,057

Mid-America Apartments LP
3.950% due 03/15/2029	600	655
4.200% due 06/15/2028	900	993

Mitsubishi UFJ Financial Group, Inc.
2.917% (US0003M + 0.650%) due 07/26/2021 ~	800	803
2.998% due 02/22/2022	1,600	1,628
3.127% (US0003M + 0.860%) due 07/26/2023 ~	10,300	10,333
3.407% due 03/07/2024	1,000	1,041

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •	6,200	6,221

Nasdaq, Inc.
3.850% due 06/30/2026	7,000	7,508

Nationwide Building Society
4.302% due 03/08/2029 •	11,200	12,002

New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,726

Northern Trust Corp.
4.600% due 10/01/2026 •(f)	4,900	5,040

Nuveen LLC
4.000% due 11/01/2028	1,100	1,230

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,200	1,266
4.950% due 04/01/2024	2,000	2,145

Pacific Life Insurance Co.
4.300% due 10/24/2067 •	2,500	2,649
9.250% due 06/15/2039	9,300	15,557

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	700	740
5.500% due 02/15/2024	100	108

Piper Jaffray Cos.
4.740% due 10/15/2021 «(a)(h)	1,100	1,103

Principal Financial Group, Inc.
3.700% due 05/15/2029	400	432

Protective Life Corp.
4.300% due 09/30/2028	5,100	5,579

Quicken Loans, Inc.
5.250% due 01/15/2028	8,100	8,390

Regency Centers LP
2.950% due 09/15/2029	600	600
4.650% due 03/15/2049	900	1,086

RenaissanceRe Holdings Ltd.
3.600% due 04/15/2029	5,500	5,835

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	3,200	3,305
4.269% due 03/22/2025 •	7,600	7,953
4.519% due 06/25/2024 •	400	421
4.892% due 05/18/2029 •	7,300	8,038

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	5,500	5,590
3.823% due 11/03/2028 •	2,000	2,061
4.796% due 11/15/2024 •	5,500	5,896

Santander UK PLC
2.758% (US0003M + 0.620%) due 06/01/2021 ~	3,000	3,004
2.875% due 06/18/2024	5,700	5,791

Service Properties Trust
4.500% due 06/15/2023	300	309

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~	$1,800	$1,800

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	400	404

Societe Generale S.A.
7.375% due 10/04/2023 •(f)(g)	4,900	5,161

Springleaf Finance Corp.
6.625% due 01/15/2028	6,900	7,437
6.875% due 03/15/2025	500	552
7.750% due 10/01/2021	1,100	1,200

State Bank of India
3.128% (US0003M + 0.850%) due 01/20/2020 ~	500	501

STORE Capital Corp.
4.500% due 03/15/2028	300	324

Sumitomo Mitsui Financial Group, Inc.
3.122% (US0003M + 0.800%) due 10/16/2023 ~	7,100	7,133
3.748% due 07/19/2023	4,800	5,050

Synchrony Financial
4.375% due 03/19/2024	500	531
5.150% due 03/19/2029	900	999

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047	5,600	6,364
4.375% due 09/15/2054 •	4,800	5,026
6.850% due 12/16/2039	582	862

Trust F
4.869% due 01/15/2030	600	618
6.390% due 01/15/2050	1,100	1,174

UBS Group Funding Switzerland AG
4.125% due 09/24/2025	2,200	2,379
4.253% due 03/23/2028	1,500	1,638

UDR, Inc.
3.000% due 08/15/2031	300	301
3.500% due 07/01/2027	300	317
3.500% due 01/15/2028	200	211

UniCredit SpA
7.830% due 12/04/2023	8,300	9,738

Ventas Realty LP
3.500% due 04/15/2024	2,500	2,620

VEREIT Operating Partnership LP
3.950% due 08/15/2027	400	423
4.875% due 06/01/2026	300	333

Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,290

WEA Finance LLC
4.750% due 09/17/2044	500	585

Wells Fargo & Co.
3.000% due 04/22/2026	1,600	1,642
3.196% due 06/17/2027 •	3,800	3,930
3.486% (US0003M + 1.230%) due 10/31/2023 ~	4,800	4,875

Welltower, Inc.
5.125% due 03/15/2043	12,400	14,500

Weyerhaeuser Co.
4.000% due 11/15/2029	2,500	2,720
7.375% due 03/15/2032	17,200	24,122

		773,027

INDUSTRIALS 29.7%

AEP Transmission Co. LLC
3.100% due 12/01/2026	6,200	6,489
3.150% due 09/15/2049	3,100	3,054
3.750% due 12/01/2047	1,000	1,093

Air Canada Pass-Through Trust
3.300% due 07/15/2031	759	786
3.750% due 06/15/2029	342	363

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	900	913
3.550% due 10/01/2027	400	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.000% due 04/15/2030	$4,485	$4,582
3.250% due 04/15/2030	3,050	3,119
3.700% due 04/01/2028	1,880	1,976
4.000% due 01/15/2027	291	307

Amgen, Inc.
2.650% due 05/11/2022	400	405
4.400% due 05/01/2045	6,500	7,326
4.663% due 06/15/2051	5,479	6,389

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	700	834

Anheuser-Busch InBev Finance, Inc.
3.700% due 02/01/2024	700	749

Anheuser-Busch InBev Worldwide, Inc.
4.750% due 04/15/2058	11,800	13,763
4.900% due 01/23/2031	3,000	3,576
5.450% due 01/23/2039	3,800	4,816

Anthem, Inc.
3.650% due 12/01/2027	4,000	4,213

AP Moller — Maersk A/S
3.750% due 09/22/2024	600	618
4.500% due 06/20/2029	2,900	3,069

Apple, Inc.
2.950% due 09/11/2049	7,400	7,266
4.375% due 05/13/2045	2,600	3,167

Arrow Electronics, Inc.
3.250% due 09/08/2024	900	916

Bacardi Ltd.
2.750% due 07/15/2026	500	490
4.450% due 05/15/2025	3,500	3,746
4.700% due 05/15/2028	4,800	5,248

Baidu, Inc.
4.875% due 11/14/2028	1,100	1,238

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	3,300	3,388

BAT Capital Corp.
4.390% due 08/15/2037	9,990	9,716

Bayer U.S. Finance LLC
3.875% due 12/15/2023	2,000	2,091
4.250% due 12/15/2025	2,200	2,351

Boeing Co.
2.700% due 02/01/2027	7,000	7,158
2.950% due 02/01/2030	4,900	5,054

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	200	201

Boston Scientific Corp.
7.375% due 01/15/2040	12,750	19,440

Braskem Finance Ltd.
6.450% due 02/03/2024	300	332

Braskem Netherlands Finance BV
4.500% due 01/10/2028	4,100	4,120

Bristol-Myers Squibb Co.
3.200% due 06/15/2026	6,100	6,401

British Airways Pass-Through Trust
3.300% due 06/15/2034	200	209
3.350% due 12/15/2030	100	102

Broadcom Corp.
3.125% due 01/15/2025	400	397
3.875% due 01/15/2027	7,400	7,445

Broadcom, Inc.
3.125% due 04/15/2021	5,000	5,049

Campbell Soup Co.
3.800% due 08/02/2042	400	381
3.950% due 03/15/2025	1,314	1,394
4.150% due 03/15/2028	3,700	3,988
4.800% due 03/15/2048	3,800	4,294

Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,546

CBS Corp.
3.375% due 02/15/2028	1,700	1,742

Celgene Corp.
4.350% due 11/15/2047	10,800	12,537

78	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cenovus Energy, Inc.
4.250% due 04/15/2027	$1,800	$1,878
6.750% due 11/15/2039	200	245

Charter Communications Operating LLC
3.903% (US0003M + 1.650%) due 02/01/2024 ~	4,000	4,102
4.200% due 03/15/2028	2,200	2,318
5.125% due 07/01/2049	10,800	11,550
5.375% due 04/01/2038	600	673
5.375% due 05/01/2047	2,200	2,398
5.750% due 04/01/2048	1,100	1,255

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	2,000	2,302

CHRISTUS Health
4.341% due 07/01/2028	6,400	7,249

City of Hope
4.378% due 08/15/2048	1,010	1,223

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,551

Comcast Corp.
3.950% due 10/15/2025	3,300	3,596
3.969% due 11/01/2047	728	805
3.999% due 11/01/2049	7,430	8,271
4.150% due 10/15/2028	7,000	7,861
4.400% due 08/15/2035	4,300	5,027
7.050% due 03/15/2033	7,590	10,949

Community Health Systems, Inc.
8.625% due 01/15/2024	4,400	4,554

Conagra Brands, Inc.
5.300% due 11/01/2038	11,900	13,886

Constellation Brands, Inc.
4.100% due 02/15/2048	7,000	7,526

Continental Resources, Inc.
5.000% due 09/15/2022	275	278

Cox Communications, Inc.
3.350% due 09/15/2026	8,400	8,685
4.600% due 08/15/2047	2,760	3,036

CRH America Finance, Inc.
3.400% due 05/09/2027	600	620
3.950% due 04/04/2028	300	321
4.400% due 05/09/2047	200	212

CRH America, Inc.
3.875% due 05/18/2025	2,600	2,764

Crown Castle Towers LLC
3.720% due 07/15/2043	600	620
4.241% due 07/15/2048	3,300	3,643

CSX Corp.
6.150% due 05/01/2037	800	1,054

CVS Pass-Through Trust
6.036% due 12/10/2028	95	107
7.507% due 01/10/2032	15,785	19,501

DAE Funding LLC
4.000% due 08/01/2020	100	101
5.000% due 08/01/2024	1,000	1,045
5.250% due 11/15/2021	1,700	1,772
5.750% due 11/15/2023	1,600	1,685

Danone S.A.
2.077% due 11/02/2021	200	200

Dell International LLC
4.420% due 06/15/2021	3,400	3,507
4.900% due 10/01/2026	1,200	1,287
5.300% due 10/01/2029	7,500	8,168
8.350% due 07/15/2046	2,400	3,168

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	10,391	15,356

Discovery Communications LLC
5.000% due 09/20/2037	2,300	2,478
5.200% due 09/20/2047	2,400	2,624

Edwards Lifesciences Corp.
4.300% due 06/15/2028	700	789

Energy Transfer Operating LP
5.300% due 04/15/2047	9,200	9,913
6.050% due 06/01/2041	3,200	3,665
6.625% due 10/15/2036	5,200	6,307
7.500% due 07/01/2038	4,135	5,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eni SpA
4.000% due 09/12/2023	$3,700	$3,920
4.750% due 09/12/2028	800	909

Enterprise Products Operating LLC
4.200% due 01/31/2050	1,300	1,396
4.450% due 02/15/2043	1,000	1,096
4.850% due 08/15/2042	642	738
4.850% due 03/15/2044	1,850	2,128
5.750% due 03/01/2035	600	719
5.950% due 02/01/2041	3,200	4,089
6.125% due 10/15/2039	1,000	1,301
6.450% due 09/01/2040	200	270
6.875% due 03/01/2033	10,000	13,742

Fair Isaac Corp.
5.250% due 05/15/2026	200	214

FedEx Corp.
4.950% due 10/17/2048	6,600	7,336

Fiserv, Inc.
3.200% due 07/01/2026	2,500	2,594
3.500% due 07/01/2029	1,300	1,371

Fox Corp.
4.709% due 01/25/2029	500	571
5.476% due 01/25/2039	200	246

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~	5,300	5,316

General Electric Co.
5.000% due 01/21/2021 •(f)	2,000	1,901
5.500% due 01/08/2020	600	605
5.550% due 05/04/2020	300	304
5.550% due 01/05/2026	2,600	2,943

General Mills, Inc.
6.610% due 10/15/2022	5,200	5,432

Hackensack Meridian Health, Inc.
4.500% due 07/01/2057	1,340	1,665

Halliburton Co.
7.450% due 09/15/2039	1,100	1,570

HCA, Inc.
5.125% due 06/15/2039	2,900	3,181

Heineken NV
3.500% due 01/29/2028	12,100	12,900

Home Depot, Inc.
4.500% due 12/06/2048	9,000	11,250

Humana, Inc.
3.950% due 08/15/2049	600	601

Huntsman International LLC
4.500% due 05/01/2029	800	844

IHS Markit Ltd.
4.750% due 08/01/2028	1,100	1,228

Imperial Brands Finance PLC
3.125% due 07/26/2024	400	401
3.500% due 02/11/2023	200	204

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023	700	771

International Business Machines Corp.
3.300% due 05/15/2026	9,500	10,034

International Flavors & Fragrances, Inc.
5.000% due 09/26/2048	5,400	6,175

International Paper Co.
5.150% due 05/15/2046	4,700	5,305

Kansas City Southern
3.125% due 06/01/2026	1,800	1,839
4.700% due 05/01/2048	4,300	5,147
4.950% due 08/15/2045	5,200	6,261

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	6,900	8,749
7.300% due 08/15/2033	3,000	4,013

Kraft Heinz Foods Co.
4.375% due 06/01/2046	1,800	1,712
5.200% due 07/15/2045	6,960	7,332
6.500% due 02/09/2040	9,600	11,387
6.875% due 01/26/2039	600	741
7.125% due 08/01/2039	4,650	5,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

L3Harris Technologies, Inc.
2.746% (US0003M + 0.480%) due 04/30/2020 ~	$5,200	$5,201

Las Vegas Sands Corp.
3.900% due 08/08/2029	1,300	1,334

Marathon Oil Corp.
6.600% due 10/01/2037	700	872

Marriott International, Inc.
3.600% due 04/15/2024	3,700	3,886
4.000% due 04/15/2028	2,100	2,249

Marvell Technology Group Ltd.
4.200% due 06/22/2023	7,000	7,342
4.875% due 06/22/2028	1,000	1,112

Masco Corp.
3.500% due 11/15/2027	700	712
4.500% due 05/15/2047	1,000	1,016

Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,867

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	8,500	8,504
3.625% due 09/01/2049	960	976
3.800% due 04/01/2028	3,600	3,947
4.450% due 03/01/2047	1,000	1,151
4.450% due 09/01/2048	5,300	6,140

MGM China Holdings Ltd.
5.375% due 05/15/2024	1,000	1,040
5.875% due 05/15/2026	1,100	1,155

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	300	299

Moody’s Corp.
5.250% due 07/15/2044	8,000	10,302

Mylan NV
3.950% due 06/15/2026	3,400	3,521

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (f)	10,000	10,303

New York and Presbyterian Hospital
4.063% due 08/01/2056	900	1,055
4.763% due 08/01/2116	3,500	4,294

Newell Brands, Inc.
5.375% due 04/01/2036	539	576

Norfolk Southern Corp.
5.100% due 08/01/2118	7,900	9,700

Northern Natural Gas Co.
4.300% due 01/15/2049	6,100	7,115

Northwell Healthcare, Inc.
4.260% due 11/01/2047	3,600	4,029

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	5,288	5,155

NVIDIA Corp.
3.200% due 09/16/2026	4,200	4,420

NXP BV
4.300% due 06/18/2029	1,400	1,500
5.350% due 03/01/2026	1,600	1,796

Occidental Petroleum Corp.
3.200% due 08/15/2026	500	504
4.300% due 08/15/2039	400	411
4.400% due 08/15/2049	400	412

ONEOK Partners LP
4.900% due 03/15/2025	1,200	1,321
6.125% due 02/01/2041	1,700	2,075

Oracle Corp.
3.250% due 11/15/2027	7,100	7,536
3.800% due 11/15/2037	4,200	4,619
4.000% due 11/15/2047	1,100	1,238
4.300% due 07/08/2034	2,000	2,331
4.500% due 07/08/2044	900	1,076

Owens Corning
4.300% due 07/15/2047	1,100	1,002

PayPal Holdings, Inc.
2.200% due 09/26/2022	3,100	3,109

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,730	3,509

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	$3,500	$3,512
3.350% due 11/01/2029	700	698
4.125% due 08/01/2023	700	741
4.450% due 01/29/2026	3,500	3,782

Pernod Ricard S.A.
4.450% due 01/15/2022	2,000	2,099

Pertamina Persero PT
6.500% due 11/07/2048	1,700	2,237

Petroleos Mexicanos
6.840% due 01/23/2030	1,900	1,968
7.690% due 01/23/2050	1,700	1,777

Post Holdings, Inc.
5.000% due 08/15/2026	2,300	2,394

QVC, Inc.
5.950% due 03/15/2043	3,500	3,515

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	976

RELX Capital, Inc.
4.000% due 03/18/2029	6,700	7,321

Rockies Express Pipeline LLC
6.875% due 04/15/2040	4,700	5,139

S&P Global, Inc.
2.950% due 01/22/2027	200	209
4.000% due 06/15/2025	2,300	2,508

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,546
5.000% due 03/15/2027	2,700	2,985
5.625% due 04/15/2023	700	761
5.750% due 05/15/2024	1,100	1,227
5.875% due 06/30/2026	5,900	6,768
6.250% due 03/15/2022	800	862

salesforce.com, Inc.
3.700% due 04/11/2028	500	549

Sands China Ltd.
5.125% due 08/08/2025	2,100	2,311
5.400% due 08/08/2028	500	564

SASOL Financing USA LLC
5.875% due 03/27/2024	1,400	1,514

Southern Co.
3.250% due 07/01/2026	500	517
4.250% due 07/01/2036	5,400	5,863

Spirit AeroSystems, Inc.
2.919% (US0003M + 0.800%) due 06/15/2021 ~	2,200	2,199
3.850% due 06/15/2026	1,300	1,332
4.600% due 06/15/2028	5,300	5,713

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	462	477

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,600	1,610
4.738% due 09/20/2029	2,700	2,877
5.152% due 09/20/2029	4,800	5,220

Starbucks Corp.
4.450% due 08/15/2049	7,200	8,371

Suntory Holdings Ltd.
2.550% due 06/28/2022	1,300	1,304

Syngenta Finance NV
5.182% due 04/24/2028	2,200	2,341

Telefonica Emisiones S.A.
4.895% due 03/06/2048	6,700	7,503
5.213% due 03/08/2047	5,000	5,834
7.045% due 06/20/2036	7,100	9,846

Tencent Holdings Ltd.
3.251% (US0003M + 0.910%) due 04/11/2024 ~	4,300	4,306
3.595% due 01/19/2028	4,000	4,187
3.975% due 04/11/2029	6,800	7,301

Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	3,813
7.625% due 04/01/2037	4,720	6,370
8.375% due 06/15/2032	3,600	4,991

Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Cable LLC
5.875% due 11/15/2040	$500	$561
6.550% due 05/01/2037	7,250	8,721
6.750% due 06/15/2039	1,300	1,589
7.300% due 07/01/2038	1,225	1,565

Topaz Solar Farms LLC
4.875% due 09/30/2039	4,758	4,967

Transcontinental Gas Pipe Line Co. LLC
4.000% due 03/15/2028	1,200	1,285
4.600% due 03/15/2048	2,000	2,220

Transocean Guardian Ltd.
5.875% due 01/15/2024	1,335	1,348

Transocean Pontus Ltd.
6.125% due 08/01/2025	3,204	3,268

Transurban Finance Co. Pty. Ltd.
4.125% due 02/02/2026	300	319

Trimble, Inc.
4.900% due 06/15/2028	4,700	5,105

Tyson Foods, Inc.
2.250% due 08/23/2021	700	701
5.100% due 09/28/2048	1,700	2,067

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	4,330	4,565
4.625% due 12/03/2026	3,803	4,118
5.900% due 04/01/2026	2,478	2,764

United Airlines Pass-Through Trust
2.875% due 04/07/2030	644	652
3.100% due 04/07/2030	552	561
4.000% due 10/11/2027	1,557	1,656
4.300% due 02/15/2027	10,913	11,814
4.550% due 08/25/2031	2,600	2,888

United Technologies Corp.
4.450% due 11/16/2038	1,900	2,266

UnitedHealth Group, Inc.
4.750% due 07/15/2045	5,700	6,931

University of Notre Dame du Lac
3.394% due 02/15/2048	7,000	7,780

University of Southern California
3.841% due 10/01/2047	2,800	3,345

Valero Energy Corp.
4.000% due 04/01/2029	1,000	1,064

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	2,379

Viterra, Inc.
5.950% due 08/01/2020	200	206

VMware, Inc.
2.300% due 08/21/2020	2,300	2,302

Wabtec Corp.
4.950% due 09/15/2028	6,700	7,400

Walt Disney Co.
2.750% due 09/01/2049	6,400	6,175
3.375% due 11/15/2026	1,400	1,499
4.750% due 11/15/2046	700	923
5.400% due 10/01/2043	3,600	5,036
6.200% due 12/15/2034	2,000	2,850

Waste Management, Inc.
4.000% due 07/15/2039	1,200	1,366

WestJet Airlines Ltd.
3.500% due 06/16/2021	2,000	2,034

Woodside Finance Ltd.
3.700% due 09/15/2026	7,000	7,247
3.700% due 03/15/2028	2,500	2,569

WRKCo, Inc.
4.000% due 03/15/2028	2,700	2,879
4.650% due 03/15/2026	2,800	3,076
4.900% due 03/15/2029	900	1,019

Yara International ASA
4.750% due 06/01/2028	4,600	5,017

Zimmer Biomet Holdings, Inc.
3.700% due 03/19/2023	600	626

Zoetis, Inc.
3.000% due 09/12/2027	2,200	2,260
3.900% due 08/20/2028	4,300	4,710

		1,011,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 15.5%

AEP Texas, Inc.
3.950% due 06/01/2028	$2,500	$2,763
4.150% due 05/01/2049	1,100	1,269
6.650% due 02/15/2033	1,800	2,456

Alabama Power Co.
4.300% due 07/15/2048	2,000	2,346

American Transmission Systems, Inc.
5.000% due 09/01/2044	200	256

American Water Capital Corp.
3.750% due 09/01/2047	3,400	3,647
4.150% due 06/01/2049	5,000	5,757

Antero Midstream Partners LP
5.750% due 03/01/2027	6,400	5,360

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	6,800	6,835
3.312% (US0003M + 1.180%) due 06/12/2024 ~	2,700	2,751
4.350% due 03/01/2029	1,800	1,991
4.500% due 05/15/2035	700	770
4.500% due 03/09/2048	265	285
4.550% due 03/09/2049	30,507	32,971
5.150% due 11/15/2046	400	465
5.150% due 02/15/2050	7,800	9,145
5.350% due 09/01/2040	2,932	3,443

Avangrid, Inc.
3.800% due 06/01/2029	3,400	3,657

Bell Canada, Inc.
4.300% due 07/29/2049	3,900	4,497

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	1,946	2,699

BG Energy Capital PLC
5.125% due 10/15/2041	6,100	7,850

BP Capital Markets America, Inc.
4.234% due 11/06/2028	2,500	2,831

British Telecommunications PLC
4.500% due 12/04/2023	12,400	13,345
9.625% due 12/15/2030	730	1,114

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	10,000	10,532

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	7,100	7,321
4.973% due 05/01/2046	1,000	1,141

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	2,200	2,506

Consolidated Edison Co. of New York, Inc.
4.125% due 05/15/2049	5,900	6,763
4.500% due 05/15/2058	2,500	2,972
4.625% due 12/01/2054	1,200	1,441

Duke Energy Carolinas LLC
3.750% due 06/01/2045	2,000	2,166
4.000% due 09/30/2042	400	449

Duke Energy Corp.
3.400% due 06/15/2029	800	842

Duke Energy Florida LLC
3.800% due 07/15/2028	3,100	3,418
3.850% due 11/15/2042	4,600	5,024
6.350% due 09/15/2037	200	285

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	136

Duke Energy Progress LLC
6.300% due 04/01/2038	800	1,135

Edison International
5.750% due 06/15/2027	700	788

Electricite de France S.A.
5.000% due 09/21/2048	300	361

Enel Finance International NV
2.875% due 05/25/2022	2,100	2,129
3.500% due 04/06/2028	6,300	6,459
3.625% due 05/25/2027	1,100	1,143

Evergy, Inc.
2.900% due 09/15/2029	2,600	2,585

80	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exelon Corp.
5.100% due 06/15/2045	$19,400	$24,120

Florida Power & Light Co.
3.700% due 12/01/2047	1,100	1,222
3.950% due 03/01/2048	1,300	1,506
4.050% due 10/01/2044	1,805	2,096

Indiana Michigan Power Co.
6.050% due 03/15/2037	800	1,084

ITC Holdings Corp.
2.700% due 11/15/2022	7,400	7,476

Jersey Central Power & Light Co.
4.300% due 01/15/2026	800	877

Kentucky Utilities Co.
4.375% due 10/01/2045	2,300	2,735

Koninklijke KPN NV
8.375% due 10/01/2030	3,000	4,106

Monongahela Power Co.
3.550% due 05/15/2027	1,100	1,165

National Grid USA
5.803% due 04/01/2035	120	149

New England Power Co.
3.800% due 12/05/2047	2,300	2,498

New York State Electric & Gas Corp.
3.250% due 12/01/2026	8,900	9,261
3.300% due 09/15/2049	2,500	2,484

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022	5,900	6,036
5.650% due 05/01/2079 •	2,600	2,827

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,929

Northern States Power Co.
3.600% due 09/15/2047	6,300	6,857

Oglethorpe Power Corp.
5.050% due 10/01/2048	7,000	8,437

Ohio Power Co.
5.375% due 10/01/2021	700	743
5.850% due 10/01/2035	100	132

ONEOK, Inc.
4.550% due 07/15/2028	1,600	1,734
5.200% due 07/15/2048	12,400	13,800

Pacific Gas & Electric Co.
4.000% due 12/01/2046 ^(b)	600	586
6.350% due 02/15/2038 ^(b)	11,900	13,923

PacifiCorp
4.125% due 01/15/2049	10,100	11,735
5.750% due 04/01/2037	60	81
6.000% due 01/15/2039	2,040	2,865
6.100% due 08/01/2036	60	82

Pennsylvania Electric Co.
3.600% due 06/01/2029	3,300	3,511
5.200% due 04/01/2020	200	203

Perusahaan Listrik Negara PT
4.875% due 07/17/2049	400	436
6.250% due 01/25/2049	2,600	3,384

Petrobras Global Finance BV
5.093% due 01/15/2030	6,188	6,463
6.125% due 01/17/2022	3,224	3,469

Piedmont Natural Gas Co., Inc.
3.500% due 06/01/2029	1,900	2,033

Plains All American Pipeline LP
4.900% due 02/15/2045	5,800	5,849
5.150% due 06/01/2042	2,400	2,443
6.650% due 01/15/2037	500	596

PPL Capital Funding, Inc.
4.000% due 09/15/2047	6,500	6,761

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,995

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	6,354

San Diego Gas & Electric Co.
4.100% due 06/15/2049	4,600	5,212
4.150% due 05/15/2048	9,400	10,728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SES S.A.
3.600% due 04/04/2023	$4,600	$4,675
5.300% due 04/04/2043	3,800	3,935

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	5,195

Sinopec Group Overseas Development Ltd.
4.125% due 09/12/2025	9,900	10,699

Southern California Edison Co.
3.400% due 06/01/2023	300	311
3.650% due 03/01/2028	200	214
3.900% due 12/01/2041	500	507
3.900% due 03/15/2043	3,300	3,474
4.000% due 04/01/2047	11,550	12,446
6.000% due 01/15/2034	3,600	4,546
6.650% due 04/01/2029	400	494

Southern California Gas Co.
3.950% due 02/15/2050	1,600	1,815
4.125% due 06/01/2048	5,300	6,114

Southwestern Electric Power Co.
6.200% due 03/15/2040	2,200	2,966

SP Group Treasury Pte Ltd.
3.375% due 02/27/2029	5,100	5,502

Transcanada Trust
5.300% due 03/15/2077 •	800	797

Verizon Communications, Inc.
4.522% due 09/15/2048	29,391	34,761
4.862% due 08/21/2046	5,100	6,245
5.250% due 03/16/2037	6,200	7,717
5.500% due 03/16/2047	3,800	5,025

Virginia Electric & Power Co.
3.800% due 09/15/2047	1,100	1,196
4.600% due 12/01/2048	1,500	1,845

Vodafone Group PLC
4.250% due 09/17/2050	400	409
4.875% due 06/19/2049	5,600	6,265
5.250% due 05/30/2048	15,200	17,648

Washington Gas Light Co.
3.650% due 09/15/2049	1,600	1,645

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	4,120

		525,648

Total Corporate Bonds & Notes (Cost $2,096,886)		2,310,506

MUNICIPAL BONDS & NOTES 3.7%

CALIFORNIA 1.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	10,092

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,360

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,308

Tulare County, California Revenue Bonds, Series 2018
4.109% due 06/01/2029	2,700	3,027

Tulare County, California Revenue Notes, Series 2018
4.009% due 06/01/2028	1,000	1,121

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	14,500	19,069

		36,977

COLORADO 0.1%

Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,566

DELAWARE 0.0%

University of Delaware Revenue Bonds, Series 2018
4.221% due 11/01/2058	500	627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 0.1%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.712% due 10/01/2027	$3,000	$3,290
3.762% due 10/01/2028	500	552

		3,842

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,293	7,315

ILLINOIS 0.5%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,900	14,685

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	701

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	117

		15,503

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	3,390

MISSISSIPPI 0.1%

Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	4,536

NEW MEXICO 0.1%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	1,198

NEW YORK 0.5%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	500	805

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.480% due 08/01/2026	4,245	4,583

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	7,500	9,555

		14,943

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	800	1,303

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	6,582

		7,885

PENNSYLVANIA 0.0%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	600	687

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.5%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	$5,450	$7,812

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	10,025	10,128

		17,940

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	7,465	7,732

Total Municipal Bonds & Notes (Cost $98,068)		124,141

U.S. GOVERNMENT AGENCIES 25.5%

Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (d)	43,912	35,084
2.279% due 07/25/2037 •	14	14
2.351% due 03/25/2036 •	4	4
2.545% due 09/25/2032 •	4	4
3.000% due 10/25/2046 - 12/25/2046	1,532	1,575
3.250% due 11/01/2042	2,699	2,882
3.300% due 07/01/2036	1,618	1,739
3.683% due 06/01/2043 •	94	95
3.750% due 01/01/2029	4,695	5,281
3.790% due 01/01/2029	4,200	4,666
3.840% due 01/01/2031	7,484	8,536
3.851% due 06/01/2035 •	575	599
3.854% due 10/01/2035 •	110	115
3.943% due 04/01/2035 •	368	385
3.990% due 01/01/2029	2,275	2,580
4.081% due 09/01/2035 •	20	21
4.175% due 06/01/2035 •	558	579
4.270% due 12/01/2034 •	267	276
4.393% due 05/25/2035	345	363
4.464% due 08/01/2035 •	39	42
4.666% due 12/01/2033 •	21	22
4.726% due 11/01/2034 •	512	544
4.780% due 11/01/2035 •	11	11
5.000% due 08/25/2033	50	55
5.500% due 04/25/2033 - 09/25/2035	4,861	5,999
5.900% due 07/25/2042	8	9
6.000% due 07/25/2031 - 03/25/2036	899	1,202
6.080% due 09/01/2028	1,800	2,411
6.484% due 05/25/2032 þ	1	1

Fannie Mae UMBS
4.000% due 09/01/2048	81	85
5.500% due 04/01/2031 - 04/01/2049	6,809	7,365

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	74,200	73,802
3.500% due 11/01/2049	66,000	67,731
4.000% due 10/01/2049 - 11/01/2049	479,200	497,466
4.500% due 11/01/2049	11,800	12,435
5.500% due 10/01/2049	2,500	2,707

Federal Farm Credit Bank
5.125% due 07/09/2029	500	643
5.750% due 12/07/2028	20	27

Freddie Mac
0.000% due 03/15/2031 (d)	11,600	9,041
2.428% due 01/15/2033 •	3	3
2.528% due 09/15/2030 •	2	2
3.492% due 02/25/2045 •	6	7
3.646% due 10/25/2044 •	27	28
4.353% due 10/01/2035 •	24	25
4.577% due 06/01/2035 •	10	10
4.629% due 04/01/2035 •	41	42
5.000% due 03/01/2038 - 12/01/2038	674	740

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/15/2024	$62	$64
6.000% due 06/15/2035 - 10/01/2037	490	634
6.500% due 10/25/2043	63	75

Ginnie Mae
3.875% due 05/20/2030 •	49	51

Israel Government AID Bond
0.000% due 08/15/2024 - 11/01/2024 (d)	9,298	8,437

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (d)	108,567	86,977

Resolution Funding Corp. STRIPS
0.000% due 07/15/2026 - 07/15/2029 (d)	30,294	25,548

Small Business Administration
5.290% due 12/01/2027	235	250
5.510% due 11/01/2027	57	62

Total U.S. Government Agencies (Cost $834,813)		869,351

U.S. TREASURY OBLIGATIONS 26.8%

U.S. Treasury Bonds
3.000% due 05/15/2042 (j)	19,100	22,357
3.000% due 08/15/2048 (j)	7,990	9,511
4.250% due 11/15/2040 (j)	3,100	4,306
4.375% due 05/15/2040 (j)(n)	830	1,168
4.375% due 05/15/2041 (j)	15,200	21,505
4.500% due 08/15/2039 (j)(n)	2,000	2,847
4.750% due 02/15/2037 (j)	3,200	4,590
4.750% due 02/15/2041 (j)	2,480	3,670
6.250% due 05/15/2030 (n)	40	58

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (j)(l)(n)	8,018	7,941
0.375% due 01/15/2027 (j)(l)(n)	7,679	7,777
0.375% due 07/15/2027 (j)(l)(n)	4,678	4,760
0.500% due 01/15/2028 (j)(l)	19,679	20,168
0.625% due 01/15/2026 (j)(l)(n)	5,366	5,510
0.750% due 07/15/2028 (j)(l)	58,738	61,787
0.875% due 01/15/2029 (j)	13,544	14,405
0.875% due 02/15/2047 (j)	9,778	10,645
1.000% due 02/15/2048 (j)(n)	14,035	15,787
1.750% due 01/15/2028 (j)(l)(n)	9,405	10,589
2.500% due 01/15/2029 (j)(l)	26,707	32,319

U.S. Treasury Notes
2.875% due 05/15/2049 (j)	28,455	33,221
1.125% due 02/28/2021 (j)(n)	139,200	137,990
1.125% due 07/31/2021 (j)	111,439	110,351
1.375% due 05/31/2021 (j)(l)(n)	113,900	113,281
1.625% due 08/15/2029	5,000	4,979
2.375% due 05/15/2029 (j)	87,700	93,171

U.S. Treasury STRIPS
0.000% due 05/15/2034 (d)(j)(l)	71,900	54,113
0.000% due 08/15/2034 (d)(j)	32,970	24,657
0.000% due 05/15/2035 (d)(j)(l)	32,500	23,856
0.000% due 11/15/2036 (d)(j)	37,600	26,668
0.000% due 08/15/2037 (d)(l)(n)	8,900	6,195
0.000% due 08/15/2040 (d)(l)	5,930	3,906
0.000% due 05/15/2044 (d)(j)(l)(n)	15,400	9,107
0.000% due 08/15/2044 (d)(j)	18,300	10,762

Total U.S. Treasury Obligations (Cost $864,554)		913,957

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000	6,676

American Home Mortgage Assets Trust
2.265% due 10/25/2046 •	149	143
3.366% due 11/25/2046 •	1,815	905

American Home Mortgage Investment Trust
4.031% due 02/25/2045 •	9	9

AREIT Trust
2.878% due 02/14/2035 •	166	166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Commercial Mortgage Securities Trust
3.078% due 04/15/2036 •	$7,000	$7,008
3.228% due 03/15/2034 •	2,400	2,409

Banc of America Funding Trust
4.647% due 01/20/2047 ^~	37	36
4.701% due 02/20/2036 ~	347	348
4.808% due 05/25/2035 ~	10	10

Banc of America Mortgage Trust
4.254% due 08/25/2035 ^~	935	949

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,818
5.122% due 08/10/2035 ~	8,700	9,629

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	45	44
3.981% due 11/25/2034 ~	24	24
4.270% due 10/25/2035 •	65	67
4.380% due 05/25/2047 ^~	1,026	976
4.619% due 02/25/2034 ~	9	9
5.125% due 05/25/2034 ~	1	1

Bear Stearns ALT-A Trust
3.825% due 11/25/2036 ^~	147	123
4.053% due 11/25/2036 ~	199	186
4.201% due 09/25/2035 ^~	3,764	3,162

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	7,724

Chase Mortgage Finance Trust
4.218% due 03/25/2037 ^~	372	374
5.500% due 11/25/2035	3,233	3,199

Citigroup Mortgage Loan Trust
2.088% due 01/25/2037 •	44	41
2.818% due 08/25/2035 ^•	221	206
3.258% due 04/25/2066 ~	883	886
4.380% due 10/25/2035 •	37	38

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	59	60
4.680% due 09/25/2035 •	96	99

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,500
3.942% due 04/10/2033 ~	7,300	7,934

Core Industrial Trust
3.494% due 02/10/2037	4,250	4,624

Countrywide Alternative Loan Trust
2.208% due 09/25/2046 ^•	1,070	1,019
2.228% due 05/25/2036 •	5,591	5,042
2.239% due 12/20/2046 ^•	853	777
2.254% due 03/20/2046 •	211	197
2.298% due 02/25/2037 •	87	81
5.500% due 09/25/2035 ^	2,170	2,105
5.500% due 10/25/2035	5,060	4,499
5.500% due 11/25/2035	887	757
5.500% due 03/25/2036 ^	91	67
6.250% due 08/25/2037 ^	149	128

Countrywide Home Loan Mortgage Pass-Through Trust
2.478% due 05/25/2035 •	87	81
2.658% due 03/25/2035 •	244	223
3.711% due 02/20/2036 ^•	69	61
3.803% due 08/25/2034 ^~	22	21
4.114% due 11/20/2034 ~	14	15
4.166% due 08/25/2034 ^~	31	31
4.178% due 04/20/2035 ~	9	9
4.241% due 11/25/2034 ~	93	94
4.244% due 02/20/2035 ~	17	17
4.667% due 02/20/2036 ^•	152	151
5.250% due 05/25/2035	158	138

Countrywide Home Loan Reperforming REMIC Trust
2.438% due 07/25/2036 •	3,631	3,487

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	17	17

Credit Suisse Mortgage Capital Certificates
2.315% due 11/27/2036 •	7,080	7,085

DBUBS Mortgage Trust
3.389% due 07/12/2044 •	1,611	1,619

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	4	4

82	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
2.317% due 08/19/2045 •	$112	$110

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~	17	15
4.611% due 12/25/2034 ~	3	3

GS Mortgage Securities Trust
2.777% due 10/10/2049	2,720	2,790
3.722% due 10/10/2049 ~	5,225	5,358

GSMPS Mortgage Loan Trust
2.368% due 01/25/2036 •	589	515

GSR Mortgage Loan Trust
4.287% due 11/25/2035 ~	8	8
4.480% due 09/25/2035 ~	42	43

HarborView Mortgage Loan Trust
2.237% due 07/19/2046 ^•	1,883	1,306
2.247% due 01/19/2038 •	574	557
2.297% due 03/19/2036 ^•	156	150
4.493% due 07/19/2035 ^~	50	46

IndyMac Mortgage Loan Trust
2.218% due 06/25/2046 •	670	597
3.714% due 04/25/2037 ^~	213	188
3.799% due 04/25/2037 ~	147	139
4.245% due 12/25/2034 ~	15	16

JPMBB Commercial Mortgage Securities Trust
3.379% due 09/15/2050	3,600	3,787

JPMorgan Mortgage Trust
2.918% due 11/25/2049 •	6,911	6,938
2.918% due 12/25/2049 •	2,850	2,865
4.108% due 01/25/2037 ^~	36	35
4.627% due 07/25/2035 ~	1,991	2,048
4.683% due 02/25/2035 ~	5	5

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	2,086	2,093

MASTR Adjustable Rate Mortgages Trust
2.228% due 04/25/2046 •	637	592
4.734% due 11/21/2034 ~	87	90

MASTR Alternative Loan Trust
5.500% due 01/25/2025	47	48

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •	41	42

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •	60	59

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •	235	231
4.245% due 05/25/2033 ~	18	19
4.448% due 02/25/2034 ~	10	10
4.819% due 07/25/2034 ~	107	110
4.880% due 05/25/2033 ~	8	8

Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	3,100	3,163

Morgan Stanley Capital Trust
4.418% due 07/11/2040	3,500	4,007

New Residential Mortgage Loan Trust
4.500% due 05/25/2058	4,175	4,418

Prime Mortgage Trust
2.418% due 02/25/2034 •	3	2

Residential Accredit Loans, Inc. Trust
2.228% due 04/25/2046 •	214	97
6.000% due 06/25/2036 ^	55	51
6.000% due 08/25/2036 ^	1,288	1,236

Residential Asset Securitization Trust
2.418% due 01/25/2046 ^•	233	101
2.468% due 04/25/2035 ^•	64	50

Structured Adjustable Rate Mortgage Loan Trust
2.238% due 05/25/2037 •	186	181
2.338% due 10/25/2035 •	60	59
3.846% due 01/25/2035 ^•	64	63
4.159% due 08/25/2035 ~	24	25
4.444% due 12/25/2034 ~	92	93

Structured Asset Mortgage Investments Trust
2.228% due 04/25/2036 •	930	926
2.238% due 05/25/2036 •	226	216

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.298% due 02/25/2036 ^•		$466	$451
2.307% due 07/19/2035 •		37	36
2.328% due 12/25/2035 ^•		7	7
2.717% due 10/19/2034 •		21	22

Structured Asset Securities Corp.
4.449% due 12/25/2033 ~		16	16

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	22,934	28,268

WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •		$62	62
2.308% due 10/25/2045 •		860	855
2.328% due 01/25/2045 •		45	45
2.388% due 05/25/2034 •		545	496
2.641% due 05/25/2046 •		39	37
2.655% due 08/25/2046 •		9,067	8,905
2.655% due 09/25/2046 •		21	21
2.655% due 10/25/2046 •		6	6
2.655% due 11/25/2046 •		71	72
3.146% due 02/25/2047 ^•		582	566
3.146% due 03/25/2047 ^•		351	326
3.176% due 01/25/2047 •		2	2
3.206% due 04/25/2047 •		1,374	1,385
3.446% due 08/25/2046 •		1,644	1,548
3.675% due 12/25/2036 ^~		297	284
3.846% due 08/25/2042 •		2	2
3.982% due 02/25/2037 ^~		359	357
3.990% due 07/25/2037 ^~		34	32
4.863% due 03/25/2034 ~		130	134

Washington Mutual Mortgage Pass-Through Certificates Trust
3.416% due 05/25/2046 ^•		520	455

Wells Fargo Mortgage-Backed Securities Trust
4.922% due 09/25/2034 ~		36	38
4.984% due 01/25/2035 ~		8	8
4.991% due 03/25/2036 ~		359	369

Worldwide Plaza Trust
3.526% due 11/10/2036		3,300	3,565

Total Non-Agency Mortgage-Backed Securities (Cost $179,029)			186,987

ASSET-BACKED SECURITIES 2.2%

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		379	393

Barings BDC Static CLO Ltd.
3.323% due 04/15/2027 •		3,314	3,314

Bear Stearns Asset-Backed Securities Trust
4.349% due 07/25/2036 ~		68	69
4.836% due 10/25/2036 ~		27	28

Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •		10	8

Countrywide Asset-Backed Certificates
2.258% due 04/25/2037 •		679	541

Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •		24	16
2.918% due 07/25/2035 •		60	60
4.130% due 04/25/2037 þ		528	536

Credit-Based Asset Servicing & Securitization Trust
2.088% due 01/25/2037 ^•		31	13

Crown Point CLO Ltd.
3.713% due 07/17/2028		3,100	3,092

Dryden Senior Loan Fund
3.203% due 10/15/2027 •		3,400	3,398

ECMC Group Student Loan Trust
2.768% due 02/27/2068		1,699	1,689

First NLC Trust
2.088% due 08/25/2037 •		19	12

Fremont Home Loan Trust
3.083% due 06/25/2035 •		5,100	5,117

Gallatin CLO Ltd.
3.328% due 01/21/2028 •		5,700	5,696

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	4,199	3,373

GE-WMC Mortgage Securities Trust
2.058% due 08/25/2036 •		$1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
2.088% due 12/25/2036 •		$7	$4
2.178% due 04/25/2036 •		307	228
2.218% due 11/25/2036 •		250	158
2.218% due 01/25/2047 •		7,608	4,682

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038		2,423	2,519

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		1,103	1,113

Lehman ABS Mortgage Loan Trust
2.108% due 06/25/2037 •		17	12

Long Beach Mortgage Loan Trust
2.173% due 08/25/2036 •		538	351
2.578% due 10/25/2034 •		5	5

M360 Advisors LLC
4.395% due 07/24/2028		719	722

MASTR Asset-Backed Securities Trust
2.238% due 11/25/2036 •		3,731	2,652

MASTR Specialized Loan Trust
2.278% due 02/25/2036 •		5,216	5,185

MESA Trust
2.818% due 12/25/2031 •		25	25

Morgan Stanley ABS Capital, Inc. Trust
2.348% due 02/25/2037 •		5,643	3,460

Nelnet Student Loan Trust
3.782% due 11/25/2024 •		299	299

New Century Home Equity Loan Trust
2.758% due 08/25/2034 •		16	16
3.098% due 01/25/2034 •		235	236
4.688% due 08/25/2035 þ		126	129

NovaStar Mortgage Funding Trust
2.188% due 01/25/2037 •		7,245	3,538

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		1,700	1,729

Palmer Square CLO Ltd.
3.008% due 08/15/2026 •		2,913	2,917

Securitized Asset-Backed Receivables LLC Trust
2.148% due 05/25/2037 ^•		52	40

SLM Student Loan Trust
3.776% due 04/25/2023 •		4,404	4,432

Soundview Home Loan Trust
2.098% due 06/25/2037 •		12	9
2.128% due 01/25/2037 •		1,074	864
2.188% due 07/25/2037 •		503	425

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		3,915	3,927

Wells Fargo Home Equity Asset-Backed Securities Trust
2.288% due 07/25/2036 •		3,400	3,383

Zais CLO Ltd.
3.453% due 04/15/2028 •		5,200	5,207

Total Asset-Backed Securities (Cost $74,969)			75,623

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
5.250% due 01/15/2028	EUR	300	127
5.875% due 01/11/2028		$4,800	1,962
6.875% due 01/11/2048		4,400	1,870

Colombia Government International Bond
7.375% due 09/18/2037		720	1,027

Indonesia Government International Bond
4.750% due 07/18/2047		6,800	7,787

Israel Government International Bond
3.250% due 01/17/2028		3,800	4,124

Korea Expressway Corp.
3.625% due 10/22/2021		1,700	1,749

Mexico Government International Bond
4.500% due 01/31/2050		5,707	6,022
4.600% due 01/23/2046		3,335	3,561
5.750% due 10/12/2110		10,400	11,991

Peru Government International Bond
5.400% due 08/12/2034	PEN	600	190
5.940% due 02/12/2029		8,550	2,872

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.150% due 08/12/2032	PEN	9,500	$3,217
6.350% due 08/12/2028		3,000	1,037
6.950% due 08/12/2031		15,000	5,431
8.200% due 08/12/2026		27,100	10,206

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029		$5,500	6,078

Qatar Government International Bond
3.875% due 04/23/2023		4,500	4,766

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	1,070

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	18,703

Uruguay Government International Bond
4.975% due 04/20/2055		$4,500	5,282

Total Sovereign Issues (Cost $94,880)			99,072

		SHARES
PREFERRED SECURITIES 0.1%

UTILITIES 0.1%

Entergy Louisiana LLC
4.700% due 06/01/2063		20,000	511

Entergy Texas, Inc.
5.625% due 06/01/2064		156,000	4,398

Total Preferred Securities (Cost $4,289)			4,909

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~	$10,200	$10,202

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~	6,600	6,617

		16,819

REPURCHASE AGREEMENTS (i) 0.2%

		5,981

U.S. TREASURY BILLS 0.1%
1.962% due 11/21/2019 - 12/05/2019 (c)(d)(j)(n)	1,531	1,526

Total Short-Term Instruments (Cost $24,307)		24,326

Total Investments in Securities (Cost $4,272,895)		4,609,984

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%

PIMCO Short Asset Portfolio	11,175,780	$111,233

PIMCO Short-Term Floating NAV Portfolio III	7,338,268	72,597

Total Short-Term Instruments (Cost $184,540)		183,830

Total Investments in Affiliates (Cost $184,540)		183,830

Total Investments 140.8% (Cost $4,457,435)		$4,793,814

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $10,395)		(4,270)

Other Assets and Liabilities, net (40.7)%		(1,384,365)

Net Assets 100.0%		$3,405,179

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Piper Jaffray Cos.	4.740%	10/15/2021	09/19/2019	$ 1,100	$1,103	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$5,981	U.S. Treasury Notes 2.250% due 03/31/2021	$(6,105)	$5,981	$5,981

Total Repurchase Agreements						$(6,105)	$5,981	$5,981

84	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.500%	09/24/2019	10/01/2019	$(106,612)	$(106,664)
BSN	2.290	08/01/2019	10/02/2019	(192,981)	(193,730)
CIB	2.260	09/18/2019	10/16/2019	(36,823)	(36,853)
	2.330	09/17/2019	10/08/2019	(109,121)	(109,220)
DEU	2.250	08/28/2019	10/08/2019	(3,451)	(3,458)
IND	2.240	09/12/2019	10/03/2019	(4,273)	(4,278)
	2.250	08/21/2019	10/07/2019	(31,114)	(31,194)
JPS	2.250	09/24/2019	10/01/2019	(75,810)	(75,844)
SCX	2.270	09/04/2019	10/04/2019	(14,264)	(14,288)
	2.270	09/13/2019	10/04/2019	(13,200)	(13,215)
SGY	2.050	09/23/2019	10/15/2019	(17,485)	(17,492)

Total Reverse Repurchase Agreements					$(606,236)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	2.130%	08/15/2019	10/15/2019	$(17,768)	$(17,818)
TDM	2.260	09/09/2019	10/09/2019	(23,180)	(23,212)
UBS	2.310	08/02/2019	10/10/2019	(185,959)	(186,676)

Total Sale-Buyback Transactions					$(227,706)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$4,500	$(4,554)	$(4,566)
Fannie Mae UMBS, TBA	6.000	10/01/2049	2,000	(2,204)	(2,213)

Total Short Sales (0.2)%				$(6,758)	$(6,779)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(106,664)	$0	$(106,664)	$106,795	$131
BSN	0	(193,730)	0	(193,730)	192,905	(825)
CIB	0	(146,073)	0	(146,073)	145,967	(106)
DEU	0	(3,458)	0	(3,458)	3,394	(64)
FICC	5,981	0	0	5,981	(6,105)	(124)
IND	0	(35,472)	0	(35,472)	35,445	(27)
JPS	0	(75,844)	0	(75,844)	75,210	(634)
SCX	0	(27,503)	0	(27,503)	27,326	(177)
SGY	0	(17,492)	0	(17,492)	17,466	(26)

Master Securities Forward Transaction Agreement
GSC	0	0	(17,818)	(17,818)	17,639	(179)
TDM	0	0	(23,212)	(23,212)	23,381	169
UBS	0	0	(186,676)	(186,676)	186,427	(249)

Total Borrowings and Other Financing Transactions	$5,981	$(606,236)	$(227,706)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(182,508)	$(423,728)	$0	$0	$(606,236)

Total	$(182,508)	$(423,728)	$0	$0	$(606,236)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(227,706)	0	0	(227,706)

Total	$0	$(227,706)	$0	$0	$(227,706)

Total Borrowings	$(182,508)	$(651,434)	$0	$0	$(833,942)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(833,942)

(j)	Securities with an aggregate market value of $837,690 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(756,642) at a weighted average interest rate of 2.453%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(134) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$110.125	11/22/2019	1	$2	$0	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.250	11/22/2019	9	18	0	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.125	11/22/2019	36	72	0	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.250	11/22/2019	626	1,252	5	1
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.375	11/22/2019	1,659	3,318	14	2
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.000	11/22/2019	1,326	1,326	12	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	130.000	11/22/2019	17	17	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	130.250	11/22/2019	3	3	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	130.500	11/22/2019	118	118	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.500	11/22/2019	786	786	7	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	5,242	5,242	45	5
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	148.500	11/22/2019	15	15	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	149.000	11/22/2019	2	2	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	150.500	11/22/2019	101	101	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	151.500	11/22/2019	673	673	6	1
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	125.000	11/22/2019	233	233	2	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	127.000	11/22/2019	35	35	0	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	130.000	11/22/2019	6	6	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	125.000	11/22/2019	337	337	3	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	135.000	11/22/2019	4,186	4,186	36	4
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	2,576	2,576	22	3
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	138.000	11/22/2019	314	314	3	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	140.000	11/22/2019	676	676	6	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	177.000	11/22/2019	2,400	2,400	21	3

Total Purchased Options					$184	$22

86	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
30-Day Federal Fund October Futures	10/2019	1,063	$434,769	$128	$11	$0
U.S. Treasury 30-Year Bond December Futures	12/2019	274	44,474	(934)	0	(8)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	9,535	1,829,826	(46,176)	596	0

				$(46,982)	$607	$(8)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	2,331	$(502,331)	$1,463	$73	$0
U.S. Treasury 5-Year Note December Futures	12/2019	6,166	(734,669)	4,452	289	0
U.S. Treasury 10-Year Note December Futures	12/2019	619	(80,663)	947	48	0
U.S. Treasury 10-Year Ultra December Futures	12/2019	7,840	(1,116,465)	15,540	245	0

				$22,402	$655	$0

Total Futures Contracts				$(24,580)	$1,262	$(8)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Koninklijke KPN N.V.	(1.000)%	Quarterly	12/20/2023	0.651%	EUR	1,400	$5	$(28)	$(23)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2023	1.741%	$	200	$26	$0	$26	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$		130,600	$(2,918)	$812	$(2,106)	$0	$(26)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022			171,000	(3,621)	598	(3,023)	0	(49)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023			60,000	(185)	(1,136)	(1,321)	0	(32)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023		EUR	23,900	(627)	(5)	(632)	0	(8)

							$(7,351)	$269	$(7,082)	$0	$(115)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	12/20/2019		$1,700	$(4)	$(4)	$(8)	$0	$0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		398,100	(438)	(11,913)	(12,351)	37	0
Pay	3-Month USD-LIBOR	2.740	Semi-Annual	12/05/2023		106,700	(507)	6,567	6,060	0	(10)
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028		16,600	(46)	2,568	2,522	0	(1)
Pay(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		47,100	5,851	(663)	5,188	0	(12)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		29,200	407	(5,623)	(5,216)	0	(46)
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		136,100	5,439	(26,135)	(20,696)	0	(213)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,600	108	(499)	(391)	0	(2)
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	09/20/2048		2,800	32	(579)	(547)	0	(4)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		600	(2)	(75)	(77)	0	(1)
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/18/2049		16,600	5,806	(667)	5,139	21	0
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		3,900	(9)	(493)	(502)	0	(5)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		4,000	54	33	87	0	(5)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		24,400	(53)	(3,091)	(3,144)	0	(31)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038	JPY	1,913,700	(58)	(1,911)	(1,969)	82	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	29,700	1	16	17	0	(2)

							$16,581	$(42,469)	$(25,888)	$140	$(332)

Total Swap Agreements							$9,261	$(42,228)	$(32,967)	$140	$(448)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$22	$1,262	$140	$1,424	$0	$(8)	$(448)	$(456)

(l)

Securities with an aggregate market value of $41,394 and cash of $7,006 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2019	GBP	26,978		$32,727	$0	$(502)

BPS	11/2019	PEN	30,772		9,318	208	0
	01/2020		$14,476	MXN	288,618	0	(90)

CBK	10/2019	CAD	3,633		$2,727	0	(15)
	10/2019	EUR	123		134	0	0
	10/2019	PEN	5,198		1,527	0	(14)
	10/2019		$1,533	PEN	5,198	8	0
	10/2019	ZAR	16,013		$1,121	65	0
	11/2019	GBP	196		244	2	0
	11/2019	PEN	43,726		12,942	53	(59)
	11/2019		$3,518	GBP	2,818	0	(47)
	11/2019		20,075	JPY	2,121,300	0	(400)
	11/2019		13,549	SEK	129,240	0	(383)
	12/2019		11,738	RUB	795,822	413	0
	01/2020	PEN	5,198		$1,527	0	(9)

GLM	10/2019		$3,027	COP	9,687,975	0	(245)

HUS	11/2019	TWD	264,319		$8,443	0	(104)
	11/2019		$36,807	JPY	3,846,400	0	(1,131)

JPM	10/2019		11,488	EUR	10,522	0	(19)
	11/2019	EUR	10,522		$11,516	19	0
	11/2019	JPY	96,100		913	22	0
	11/2019	TWD	192,045		6,130	0	(79)
	11/2019		$1,495	GBP	1,197	0	(21)

SCX	10/2019	EUR	10,522		$11,677	208	0
	12/2019		$3,376	IDR	49,052,860	51	0
	12/2019		3,225	INR	234,437	62	0

Total Forward Foreign Currency Contracts						$1,111	$(3,118)

88	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.580%	11/07/2019	75,300	$ 1,596	$0

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020	174,800	526	3,402

							$ 2,122	$3,402

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	$74.000	11/06/2019	107,000	$4	$0

SAL	Call - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	135.000	11/06/2019	48,800	2	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	256,000	10	0

					$16	$0

Total Purchased Options					$2,138	$3,402

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	39,000	$(351)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510%	05/11/2020	35,100	$ (412)	$(3,123)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$100.500	10/03/2019	15,600	$(34)	$0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.500	10/03/2019	15,600	(25)	0

					$(59)	$0

Total Written Options					$(822)	$(3,123)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	0.703%	$	200	$(18)	$19	$1	$0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		1,400	65	(896)	0	(831)
	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.703		400	(34)	37	3	0

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		1,800	64	(1,132)	0	(1,068)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		3,100	177	(2,017)	0	(1,840)
	Telstra Corp. Ltd.	1.000	Quarterly	06/20/2021	0.167		2,300	32	2	34	0

GST	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390		6,800	(195)	288	93	0

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.442		12,100	32	4	36	0

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.703		500	(42)	45	3	0

UAG	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.703		8,630	(447)	506	59	0

Total Swap Agreements								$(366)	$(3,144)	$229	$(3,739)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$1	$1	$(502)	$0	$0	$(502)	$(501)	$714	$213
BPS	208	0	0	208	(90)	0	0	(90)	118	(320)	(202)
BRC	0	0	3	3	0	0	(831)	(831)	(828)	1,044	216
CBK	541	0	0	541	(927)	0	(1,068)	(1,995)	(1,454)	1,207	(247)
DUB	0	0	34	34	0	0	(1,840)	(1,840)	(1,806)	1,778	(28)
GLM	0	0	0	0	(245)	0	0	(245)	(245)	273	28
GST	0	0	93	93	0	0	0	0	93	0	93
HUS	0	0	36	36	(1,235)	0	0	(1,235)	(1,199)	957	(242)
JPM	41	0	3	44	(119)	0	0	(119)	(75)	0	(75)
MYC	0	3,402	0	3,402	0	(3,123)	0	(3,123)	279	(1,312)	(1,033)
SCX	321	0	0	321	0	0	0	0	321	(280)	41
UAG	0	0	59	59	0	0	0	0	59	0	59

Total Over the Counter	$1,111	$3,402	$229	$4,742	$(3,118)	$(3,123)	$(3,739)	$(9,980)

(n)

Securities with an aggregate market value of $6,054 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$22	$22
Futures	0	0	0	0	1,262	1,262
Swap Agreements	0	0	0	0	140	140

	$0	$0	$0	$0	$1,424	$1,424

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,111	$0	$1,111
Purchased Options	0	0	0	0	3,402	3,402
Swap Agreements	0	229	0	0	0	229

	$0	$229	$0	$1,111	$3,402	$4,742

	$0	$229	$0	$1,111	$4,826	$6,166

90	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	116	0	0	332	448

	$0	$116	$0	$0	$340	$456

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,118	$0	$3,118
Written Options	0	0	0	0	3,123	3,123
Swap Agreements	0	3,739	0	0	0	3,739

	$0	$3,739	$0	$3,118	$3,123	$9,980

	$0	$3,855	$0	$3,118	$3,463	$10,436

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(413)	$(413)
Written Options	0	0	0	0	1,214	1,214
Futures	0	0	0	0	231,480	231,480
Swap Agreements	0	(1,988)	0	0	(14,838)	(16,826)

	$0	$(1,988)	$0	$0	$217,443	$215,455

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,133	$0	$4,133
Purchased Options	0	0	0	0	(4,477)	(4,477)
Written Options	0	251	0	0	3,239	3,490
Swap Agreements	0	75	0	0	0	75

	$0	$326	$0	$4,133	$(1,238)	$3,221

	$0	$(1,662)	$0	$4,133	$216,205	$218,676

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(85)	$(85)
Written Options	0	0	0	0	(30)	(30)
Futures	0	0	0	0	(73,015)	(73,015)
Swap Agreements	0	278	0	0	(34,399)	(34,121)

	$0	$278	$0	$0	$(107,529)	$(107,251)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,487)	$0	$(2,487)
Purchased Options	0	0	0	0	6,387	6,387
Written Options	0	(101)	0	0	(5,488)	(5,589)
Swap Agreements	0	(2,936)	0	0	0	(2,936)

	$0	$(3,037)	$0	$(2,487)	$899	$(4,625)

	$0	$(2,759)	$0	$(2,487)	$(106,630)	$(111,876)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$1,112	$1,112
Corporate Bonds & Notes
Banking & Finance	0	771,924	1,103	773,027
Industrials	0	1,011,831	0	1,011,831
Utilities	0	525,648	0	525,648
Municipal Bonds & Notes
California	0	36,977	0	36,977
Colorado	0	1,566	0	1,566
Delaware	0	627	0	627
Florida	0	3,842	0	3,842
Georgia	0	7,315	0	7,315
Illinois	0	15,503	0	15,503
Kansas	0	3,390	0	3,390
Mississippi	0	4,536	0	4,536
New Mexico	0	1,198	0	1,198
New York	0	14,943	0	14,943
Ohio	0	7,885	0	7,885
Pennsylvania	0	687	0	687
Texas	0	17,940	0	17,940
West Virginia	0	7,732	0	7,732
U.S. Government Agencies	0	869,351	0	869,351
U.S. Treasury Obligations	0	913,957	0	913,957
Non-Agency Mortgage-Backed Securities	0	186,987	0	186,987
Asset-Backed Securities	0	72,250	3,373	75,623
Sovereign Issues	0	99,072	0	99,072
Preferred Securities
Utilities	4,909	0	0	4,909
Short-Term Instruments
Certificates of Deposit	0	16,819	0	16,819
Repurchase Agreements	0	5,981	0	5,981
U.S. Treasury Bills	0	1,526	0	1,526

	$4,909	$4,599,487	$5,588	$4,609,984

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$183,830	$0	$0	$183,830

Total Investments	$188,739	$4,599,487	$5,588	$4,793,814

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,779)	$0	$(6,779)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,262	162	0	1,424
Over the counter	0	4,742	0	4,742

	$1,262	$4,904	$0	$6,166

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8)	(448)	0	(456)
Over the counter	0	(9,980)	0	(9,980)

	$(8)	$(10,428)	$0	$(10,436)

Total Financial Derivative Instruments	$1,254	$(5,524)	$0	$(4,270)

Totals	$189,993	$4,587,184	$5,588	$4,782,765

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

92	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.3%

CORPORATE BONDS & NOTES 1.5%

BANKING & FINANCE 0.6%

Wells Fargo & Co.
3.486% (US0003M + 1.230%) due 10/31/2023 ~	$6,000	$6,094

INDUSTRIALS 0.9%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,657	1,676
3.100% due 04/07/2030	1,657	1,681

Vessel Management Services, Inc.
3.432% due 08/15/2036	4,668	4,968

		8,325

Total Corporate Bonds & Notes (Cost $13,983)		14,419

U.S. GOVERNMENT AGENCIES 35.5%

Fannie Mae
0.000% due 05/15/2030 (a)	13,282	10,608
2.241% due 03/18/2031 •	1	1
2.279% due 07/25/2037 •	134	132
2.468% due 10/25/2030 •	2	2
2.790% due 04/01/2030	2,100	2,187
2.918% due 04/25/2032 •	17	17
3.068% due 03/25/2022 •	6	6
3.500% due 06/25/2044	2,866	3,272
3.683% due 06/01/2043 - 03/01/2044 •	286	293
4.000% due 09/25/2044 - 10/25/2044	14,670	15,840
4.077% due 07/01/2035 •	44	46
4.222% due 04/01/2028 •	13	13
4.250% due 04/25/2037	546	590
4.375% due 10/01/2024 •	17	17
4.500% due 10/25/2023 - 06/25/2025	1,309	1,362
4.608% due 11/01/2034 •	41	43
4.625% due 11/01/2023 •	6	6
4.632% due 02/01/2028 •	2	2
4.750% due 10/01/2024 •	1	1
4.815% due 05/01/2025 •	3	3
5.108% due 12/01/2027 •	21	21
5.625% due 04/17/2028	200	256
6.000% due 05/17/2027	156	168
6.500% due 11/25/2023 - 07/25/2031	668	750
6.750% due 06/25/2032	1,060	1,240
6.900% due 05/25/2023	18	19
7.000% due 12/25/2022 - 05/18/2027	910	985
7.800% due 10/25/2022	2	2
9.000% due 06/01/2027	10	10

Fannie Mae UMBS
2.500% due 11/01/2046	278	278
6.500% due 02/01/2022 - 08/01/2037	55	62
7.000% due 02/01/2038 - 03/01/2038	19	21
9.000% due 09/01/2030 - 11/01/2030	1	2

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	15,600	15,516
3.500% due 11/01/2049	16,200	16,625
4.000% due 10/01/2049 - 11/01/2049	104,500	108,500
4.500% due 11/01/2049	16,100	16,967
5.500% due 10/01/2049	3,400	3,681

Federal Farm Credit Bank
5.125% due 07/09/2029	675	868
5.750% due 12/07/2028	500	663

Federal Housing Administration
6.896% due 07/01/2020	29	29
7.430% due 10/01/2022 - 01/01/2024	12	12

Freddie Mac
2.428% due 01/15/2033 •	35	36
2.528% due 04/15/2029 - 12/15/2032 •	31	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.578% due 06/15/2031 •	$14	$14
3.028% due 09/15/2021 •	6	6
3.500% due 05/15/2042 - 01/15/2048	14,230	15,596
3.646% due 10/25/2044 •	1,796	1,816
3.800% due 10/25/2023 •	12	13
3.846% due 07/25/2044 •	455	470
4.000% due 07/15/2042	4,545	5,182
4.000% due 12/15/2042 •	4,716	4,747
4.096% due 10/25/2052 ~	6,783	7,864
4.500% due 02/15/2035 - 07/15/2035	2,219	2,360
4.631% due 10/01/2026 •	11	11
4.646% due 01/01/2028 •	9	9
4.678% due 01/01/2028 •	16	17
4.825% due 09/01/2027 •	13	13
4.875% due 05/01/2022 •	1	1
5.500% due 06/15/2035	7,657	9,678
6.000% due 05/15/2028 - 09/15/2029	26	29
6.250% due 09/15/2023	249	262
6.500% due 08/01/2022 - 10/25/2043	253	277
7.000% due 07/15/2022 - 01/15/2024	46	49

Ginnie Mae
3.750% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	46	47
3.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	47	48
3.875% due 04/20/2027 - 05/20/2032 •	162	166
4.000% (H15T1Y + 1.500%) due 03/20/2021 - 03/20/2026 ~	15	14
4.000% due 01/20/2027 - 01/20/2028 •	53	55
4.000% due 08/20/2044 - 09/20/2044	30,067	32,392
4.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2026 ~	15	15
4.125% due 10/20/2026 - 11/20/2027 •	40	40
6.000% due 08/20/2033	1,449	1,625
6.500% due 08/20/2034 - 09/20/2034	10	12

Residual Funding Corp. STRIPS
0.000% due 07/15/2020 - 04/15/2030 (a)	47,244	37,823

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029 (a)	12,439	10,263

Small Business Administration
5.240% due 08/01/2023	269	282

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	7,400	5,768

Total U.S. Government Agencies (Cost $316,219)		338,146

U.S. TREASURY OBLIGATIONS 130.8%

U.S. Treasury Bonds
2.500% due 02/15/2045	36,580	39,403
2.500% due 05/15/2046	17,200	18,543
2.750% due 08/15/2042	22,800	25,628
2.750% due 11/15/2042	24,500	27,520
2.875% due 05/15/2043 (d)	80,720	92,637
3.000% due 05/15/2042 (d)	78,570	91,967
3.000% due 11/15/2044	37,130	43,653
3.000% due 05/15/2045 (d)	91,200	107,479
3.000% due 11/15/2045 (d)	680	803
3.125% due 11/15/2041	38,500	45,928
3.125% due 02/15/2042	32,300	38,546
3.125% due 02/15/2043 (d)	95,625	114,156
3.125% due 08/15/2044 (d)	35,090	42,085
3.375% due 05/15/2044 (d)	101,520	126,575
3.625% due 08/15/2043 (d)	50,200	64,804
3.625% due 02/15/2044 (d)	70,700	91,483
3.750% due 08/15/2041	2,740	3,574
4.250% due 11/15/2040	1,300	1,806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2022	$2,637	$2,612
0.500% due 01/15/2028	13,542	13,879
0.625% due 01/15/2026	831	854
0.750% due 07/15/2028	7,461	7,848
0.750% due 02/15/2045	1,416	1,492
0.875% due 01/15/2029	3,170	3,372
1.000% due 02/15/2048	4,682	5,266
1.375% due 02/15/2044	1,068	1,282
2.500% due 01/15/2029	10,169	12,306

U.S. Treasury Notes
2.875% due 05/15/2049 (d)	68,900	80,441
1.375% due 09/30/2023 (f)	53,800	53,411
1.750% due 01/31/2023 (f)	2,250	2,263
2.000% due 04/30/2024	47,100	48,012
2.000% due 06/30/2024 (f)	19,000	19,374
2.125% due 02/29/2024 (f)	1,017	1,041
2.125% due 07/31/2024 (f)	8,200	8,413
2.750% due 06/30/2025	2,000	2,126

U.S. Treasury STRIPS (a)
0.000% due 05/15/2044	2,800	1,656
0.000% due 08/15/2044	4,800	2,823
0.000% due 11/15/2044	1,500	877
0.000% due 05/15/2045	1,500	867
0.000% due 08/15/2046	1,500	842

Total U.S. Treasury Obligations (Cost $1,096,183)		1,247,647

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.2%

BAMLL Commercial Mortgage Securities Trust
3.078% due 04/15/2036 •	2,200	2,202
4.325% due 08/15/2046 ~	9,800	11,636

Bear Stearns Adjustable Rate Mortgage Trust
4.433% due 02/25/2033 ~	6	5
4.619% due 02/25/2034 ~	90	94
4.785% due 04/25/2033 ~	21	21
4.886% due 01/25/2034 ~	47	50

Bear Stearns ALT-A Trust
4.201% due 09/25/2035 ^~	323	271

Bear Stearns Mortgage Securities, Inc.
4.214% due 06/25/2030 ~	1	1

BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,607

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,930
3.942% due 04/10/2033 ~	2,600	2,826

Countrywide Alternative Loan Trust
2.198% due 05/25/2047 •	446	428
2.228% due 05/25/2035 •	380	366

Countrywide Home Loan Mortgage Pass-Through Trust
2.598% due 04/25/2035 •	66	63
2.658% due 03/25/2035 •	554	519

Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	44	47
6.500% due 04/25/2033	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	95	98

Credit Suisse Mortgage Capital Certificates
2.315% due 11/27/2036 •	2,669	2,671

Credit Suisse Mortgage Capital LLC
3.953% due 09/15/2037	10,000	10,724

DBWF Mortgage Trust
3.791% due 12/10/2036	7,300	7,978

HarborView Mortgage Loan Trust
2.297% due 03/19/2036 ^•	312	300
2.497% due 05/19/2035 •	294	287
4.493% due 07/19/2035 ^~	86	80

Impac CMB Trust
2.518% due 10/25/2035 •	1,619	1,602

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	4,400	4,445

JPMorgan Mortgage Trust
4.627% due 07/25/2035 ~	118	122

Morgan Stanley Capital Trust
4.418% due 07/11/2040	2,800	3,206

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Motel 6 Trust
2.948% due 08/15/2034 •	$4,707	$4,713

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.726% due 10/25/2035 ~	1,130	1,127

Residential Accredit Loans, Inc. Trust
2.318% due 08/25/2035 •	302	276
6.000% due 06/25/2036 ^	724	679

Sequoia Mortgage Trust
2.394% due 07/20/2033 •	205	203
2.757% due 10/19/2026 •	8	8
2.804% due 10/20/2027 •	3	3

Structured Adjustable Rate Mortgage Loan Trust
2.238% due 05/25/2037 •	833	810

Structured Asset Mortgage Investments Trust
2.238% due 05/25/2036 •	126	120
2.717% due 09/19/2032 •	6	6
2.897% due 10/19/2033 •	69	67

WaMu Mortgage Pass-Through Certificates Trust
2.278% due 11/25/2045 •	25	25
2.328% due 01/25/2045 •	363	362
2.655% due 08/25/2046 •	272	267
3.293% due 12/25/2046 •	445	449
3.446% due 02/25/2046 •	697	714
3.846% due 06/25/2042 •	15	14
3.846% due 08/25/2042 •	12	12

Wells Fargo Mortgage-Backed Securities Trust
4.991% due 03/25/2036 ~	283	291

Worldwide Plaza Trust
3.526% due 11/10/2036	1,600	1,728

Total Non-Agency Mortgage-Backed Securities (Cost $65,212)		68,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.1%

Bear Stearns Asset-Backed Securities Trust
2.678% due 10/25/2032 •	$31	$31
3.018% due 11/25/2042 •	279	279

CIT Group Home Equity Loan Trust
2.558% due 06/25/2033 •	15	15

Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •	13	8

ECMC Group Student Loan Trust
2.768% due 02/27/2068	813	808

LA Arena Funding LLC
7.656% due 12/15/2026	15	16

Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •	164	164

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	6,200	6,306

SLM Student Loan Trust
2.876% due 10/25/2029 •	900	900

Soundview Home Loan Trust
2.078% due 11/25/2036 •	158	67

Specialty Underwriting & Residential Finance Trust
2.818% due 10/25/2035 •	1,477	1,469

Washington Mutual Asset-Backed Certificates Trust
2.078% due 10/25/2036 •	97	49

Total Asset-Backed Securities (Cost $10,087)		10,112

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (c) 1.2%
		$11,702

Total Short-Term Instruments (Cost $11,702)		11,702

Total Investments in Securities (Cost $1,513,386)		1,690,480

INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%

PIMCO Short Asset Portfolio	4,578,479	45,569

PIMCO Short-Term Floating NAV Portfolio III	16,061	159

Total Short-Term Instruments (Cost $46,026)		45,728

Total Investments in Affiliates (Cost $46,026)		45,728

Total Investments 182.1% (Cost $1,559,412)		$1,736,208

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(1,360))		353

Other Assets and Liabilities, net (82.1)%		(783,036)

Net Assets 100.0%		$953,525

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$6,602	U.S. Treasury Notes 2.250% due 03/31/2021	$(6,735)	$6,602	$6,602
RDR	2.250	09/30/2019	10/01/2019	5,100	U.S. Treasury Notes 1.625% due 05/15/2026	(5,214)	5,100	5,101

Total Repurchase Agreements						$(11,949)	$11,702	$11,703

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.310%	09/18/2019	10/08/2019	$(17,658)	$(17,673)
	2.370	07/16/2019	10/16/2019	(82,162)	(82,578)
BSN	2.250	08/12/2019	10/11/2019	(49,600)	(49,755)
	2.290	08/01/2019	10/02/2019	(145,591)	(146,156)
	2.310	08/02/2019	10/03/2019	(3,555)	(3,569)

94	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CIB	2.260%	08/16/2019	10/16/2019	$(186,445)	$(186,984)
	2.330	09/17/2019	10/08/2019	(18,968)	(18,985)
DEU	2.250	08/28/2019	10/08/2019	(7,320)	(7,336)
GRE	2.150	09/20/2019	10/07/2019	(35,478)	(35,501)
	2.470	09/26/2019	10/01/2019	(4,502)	(4,503)
IND	2.250	08/21/2019	10/07/2019	(34,583)	(34,671)
JPS	2.040	08/20/2019	10/15/2019	(43,417)	(43,520)

Total Reverse Repurchase Agreements					$(631,231)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.9)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$18,100	$(18,328)	$(18,366)

Total Short Sales (1.9)%				$(18,328)	$(18,366)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(100,251)	$0	$(100,251)	$99,594	$(657)
BSN	0	(199,480)	0	(199,480)	198,841	(639)
CIB	0	(205,969)	0	(205,969)	204,455	(1,514)
DEU	0	(7,336)	0	(7,336)	7,196	(140)
FICC	6,602	0	0	6,602	(6,735)	(133)
GRE	0	(40,004)	0	(40,004)	39,772	(232)
IND	0	(34,671)	0	(34,671)	34,697	26
JPS	0	(43,520)	0	(43,520)	43,237	(283)
RDR	5,101	0	0	5,101	(5,214)	(113)

Total Borrowings and Other Financing Transactions	$11,703	$(631,231)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(4,503)	$(626,728)	$0	$0	$(631,231)

Total Borrowings	$(4,503)	$(626,728)	$0	$0	$(631,231)

Payable for reverse repurchase agreements					$(631,231)

(d)	Securities with an aggregate market value of $643,512 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(520,082) at a weighted average interest rate of 2.445%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$110.125	11/22/2019	2	$4	$0	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.250	11/22/2019	16	32	0	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.500	11/22/2019	107	214	1	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.375	11/22/2019	709	1,418	6	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.000	11/22/2019	312	312	3	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.250	11/22/2019	467	467	4	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.500	11/22/2019	1	1	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.250	11/22/2019	29	29	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	142.000	11/22/2019	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	143.500	11/22/2019	68	68	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	144.000	11/22/2019	7	7	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	145.500	11/22/2019	41	41	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	151.500	11/22/2019	361	361	3	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	190.000	11/22/2019	1	1	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	191.000	11/22/2019	66	66	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	194.000	11/22/2019	35	35	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	582	582	5	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	135.000	11/22/2019	206	206	2	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	177.000	11/22/2019	1,865	1,865	16	2

Total Purchased Options					$42	$5

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
30-Day Federal Fund October Futures	10/2019	281	$	114,929	$34	$3	$0
90-Day Eurodollar December Futures	12/2019	796		195,100	178	0	0
U.S. Treasury 5-Year Note December Futures	12/2019	809		96,391	(525)	0	(38)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	167		32,048	(555)	10	0

					$(868)	$13	$(38)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	834	$	(179,727)	$416	$26	$0
U.S. Treasury 10-Year Note December Futures	12/2019	478		(62,289)	713	37	0
U.S. Treasury 10-Year Ultra December Futures	12/2019	2,005		(285,525)	3,845	63	0
U.S. Treasury 30-Year Bond December Futures	12/2019	684		(111,022)	1,521	22	0

					$6,495	$148	$0

Total Futures Contracts					$5,627	$161	$(38)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	3-Month USD-LIBOR	3.000%	Semi-Annual	02/04/2023	$152,800	$(168)	$(4,573)	$(4,741)	$14	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024	103,800	(2,149)	(5,686)	(7,835)	18	0
Pay(1)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024	10,100	541	(47)	494	0	(2)
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028	15,000	(41)	2,320	2,279	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047	700	47	(218)	(171)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	3,900	388	(1,123)	(735)	0	(6)
Receive(1)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049	8,900	(35)	(1,109)	(1,144)	0	(12)
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	2,200	(16)	(135)	(151)	0	(3)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	1,200	(17)	43	26	0	(2)
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	12,000	(70)	(30)	(100)	0	(16)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	14,800	120	202	322	0	(20)
Receive(1)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	4,200	(13)	(528)	(541)	0	(5)

Total Swap Agreements						$(1,413)	$(10,884)	$(12,297)	$32	$(67)

96	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$161	$32	$198	$0	$(38)		$(67)	$(105)

(f)

Securities with an aggregate market value of $10,538 and cash of $2,495 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	11/07/2019	34,300	$800	$0

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.580	11/07/2019	3,200	68	0

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020	181,100	474	3,525

							$1,342	$3,525

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	$74.000	11/06/2019	21,000	$1	$0

SAL	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.000	10/03/2019	15,000	1	0
	Call - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	135.000	11/06/2019	11,300	0	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	73.000	10/03/2019	20,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	61,000	2	0

					$5	$0

Total Purchased Options					$1,347	$3,525

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	7,600	$(62)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,100	(145)	0

						$(207)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	11/07/2019	113,000	$(631)	$0

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	36,700	(396)	(3,265)

							$(1,027)	$(3,265)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$100.328	10/03/2019	27,200	$(60)	$0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.328	10/03/2019	27,200	(42)	0

					$(102)	$0

Total Written Options					$(1,336)	$(3,265)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$0	$0	$0	$0	$(70)	$(70)
MYC	0	3,525	0	3,525	0	(3,265)	0	(3,265)	260	(624)	(364)

Total Over the Counter	$0	$3,525	$0	$3,525	$0	$(3,265)	$0	$(3,265)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	161	161
Swap Agreements	0	0	0	0	32	32

	$0	$0	$0	$0	$198	$198

Over the counter
Purchased Options	$0	$0	$0	$0	$3,525	$3,525

	$0	$0	$0	$0	$3,723	$3,723

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$38	$38
Swap Agreements	0	0	0	0	67	67

	$0	$0	$0	$0	$105	$105

Over the counter
Written Options	$0	$0	$0	$0	$3,265	$3,265

	$0	$0	$0	$0	$3,370	$3,370

98	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(70)	$(70)
Written Options	0	0	0	0	241	241
Futures	0	0	0	0	(28,174)	(28,174)
Swap Agreements	0	0	0	0	(14,451)	(14,451)

	$0	$0	$0	$0	$(42,454)	$(42,454)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,188)	$(1,188)
Written Options	0	0	0	0	174	174

	$0	$0	$0	$0	$(1,014)	$(1,014)

	$0	$0	$0	$0	$(43,468)	$(43,468)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(32)	$(32)
Written Options	0	0	0	0	(8)	(8)
Futures	0	0	0	0	10,965	10,965
Swap Agreements	0	0	0	0	(1,356)	(1,356)

	$0	$0	$0	$0	$9,569	$9,569

Over the counter
Purchased Options	$0	$0	$0	$0	$3,239	$3,239
Written Options	0	0	0	0	(2,439)	(2,439)

	$0	$0	$0	$0	$800	$800

	$0	$0	$0	$0	$10,369	$10,369

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,094	$0	$6,094
Industrials	0	8,325	0	8,325
U.S. Government Agencies	0	338,146	0	338,146
U.S. Treasury Obligations	0	1,247,647	0	1,247,647
Non-Agency Mortgage-Backed Securities	0	68,454	0	68,454
Asset-Backed Securities	0	10,112	0	10,112
Short-Term Instruments
Repurchase Agreements	0	11,702	0	11,702

	$0	$1,690,480	$0	$1,690,480

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$45,728	$0	$0	$45,728

Total Investments	$45,728	$1,690,480	$0	$1,736,208

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(18,366)	$0	$(18,366)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	161	37	0	198
Over the counter	0	3,525	0	3,525

	$161	$3,562	$0	$3,723

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(38)	(67)	0	(105)
Over the counter	0	(3,265)	0	(3,265)

	$(38)	$(3,332)	$0	$(3,370)

Total Financial Derivative Instruments	$123	$230	$0	$353

Totals	$45,851	$1,672,344	$0	$1,718,195

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Schedule of Investments PIMCO Moderate Duration Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.7%

CORPORATE BONDS & NOTES 45.4%

BANKING & FINANCE 29.8%

ABN AMRO Bank NV
2.450% due 06/04/2020		$1,400	$1,402

AerCap Ireland Capital DAC
2.875% due 08/14/2024		4,400	4,402

Air Lease Corp.
3.500% due 01/15/2022		3,246	3,330

Ally Financial, Inc.
4.125% due 03/30/2020		500	504

Ambac LSNI LLC
7.104% due 02/12/2023 •		3,815	3,863

American Express Co.
2.649% (US0003M + 0.525%) due 05/17/2021 ~		3,300	3,310
2.750% due 05/20/2022		3,700	3,759

American Homes 4 Rent LP
4.900% due 02/15/2029		3,600	4,093

American International Group, Inc.
3.750% due 07/10/2025		1,400	1,480

American Tower Corp.
2.800% due 06/01/2020		100	100
3.375% due 05/15/2024		4,400	4,580

AvalonBay Communities, Inc.
2.950% due 05/11/2026		100	103
3.200% due 01/15/2028		2,200	2,299

Aviation Capital Group LLC
3.875% due 05/01/2023		5,000	5,174
4.125% due 08/01/2025		3,300	3,446

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)	EUR	2,200	2,656

Bank of America Corp.
2.917% (US0003M + 0.790%) due 03/05/2024 ~		$3,900	3,909
3.499% due 05/17/2022 •		4,000	4,080

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	2,622	2,975

Barclays Bank PLC
7.625% due 11/21/2022 (g)		$3,300	3,641
10.179% due 06/12/2021		1,500	1,678

Barclays PLC
1.500% due 09/03/2023	EUR	3,100	3,516
3.125% due 01/17/2024	GBP	700	897
3.588% (US0003M + 1.430%) due 02/15/2023 ~		$4,300	4,301
4.291% (US0003M + 2.110%) due 08/10/2021 ~		4,800	4,898
4.610% due 02/15/2023 •		4,300	4,469
8.000% due 12/15/2020 •(f)(g)	EUR	1,000	1,168

BGC Partners, Inc.
5.375% due 07/24/2023		$2,000	2,138

BPCE S.A.
4.000% due 09/12/2023		4,300	4,538

Capital One Financial Corp.
2.400% due 10/30/2020		3,400	3,410
2.716% (US0003M + 0.450%) due 10/30/2020 ~		3,400	3,406

CIT Group, Inc.
4.125% due 03/09/2021		700	714

Citibank N.A.
2.736% (US0003M + 0.600%) due 05/20/2022 ~		4,400	4,409
2.844% due 05/20/2022 •		4,400	4,446
3.050% due 05/01/2020		1,500	1,508
3.650% due 01/23/2024		3,600	3,816

Citigroup, Inc.
2.350% due 08/02/2021		6,000	6,029
2.700% due 10/27/2022		3,300	3,349
2.750% due 04/25/2022		4,100	4,163
3.236% (US0003M + 0.960%) due 04/25/2022 ~		4,100	4,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
2.697% (US0003M + 0.430%) due 04/26/2021 ~		$4,100	$4,116
5.500% due 06/29/2020 •(f)(g)	EUR	2,300	2,587
6.625% due 06/29/2021 •(f)(g)		1,800	2,143

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		$2,900	2,928
3.450% due 04/16/2021		3,000	3,050
3.800% due 09/15/2022		3,900	4,053
4.590% (US0003M + 2.290%) due 04/16/2021 ~		4,700	4,826

Danske Bank A/S
5.000% due 01/12/2022		3,600	3,786

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,200	3,466
3.093% (US0003M + 0.815%) due 01/22/2021 ~		$4,000	3,965
3.273% (US0003M + 0.970%) due 07/13/2020 ~		3,600	3,592
3.950% due 02/27/2023		800	812

Dexia Credit Local S.A.
2.500% due 01/25/2021		6,800	6,851

Digital Realty Trust LP
4.450% due 07/15/2028		3,200	3,541

ERP Operating LP
2.500% due 02/15/2030		3,700	3,650

FCE Bank PLC
1.875% due 06/24/2021	EUR	600	669

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •		3,300	3,534
0.030% due 05/14/2021 •		3,200	3,463
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$3,300	3,300
3.099% (US0003M + 0.810%) due 04/05/2021 ~		700	692
3.200% due 01/15/2021		2,400	2,404
8.125% due 01/15/2020		1,100	1,118

GE Capital UK Funding Unlimited Co.
5.125% due 05/24/2023	GBP	2,000	2,722

General Motors Financial Co., Inc.
0.147% due 03/26/2022 •	EUR	3,300	3,574
2.450% due 11/06/2020		$200	200
3.150% due 01/15/2020		1,600	1,602
3.200% due 07/13/2020		8,900	8,950
3.700% due 11/24/2020		500	507
4.200% due 11/06/2021		3,600	3,715

GLP Capital LP
5.250% due 06/01/2025		2,600	2,870

Goldman Sachs Group, Inc.
2.898% (US0003M + 0.750%) due 02/23/2023 ~		3,400	3,399
3.328% (US0003M + 1.170%) due 05/15/2026 ~		1,700	1,710
3.500% due 01/23/2025		1,600	1,670

Harley-Davidson Financial Services, Inc.
3.078% (US0003M + 0.940%) due 03/02/2021 ~		3,500	3,505
3.550% due 05/21/2021		3,400	3,453

HCP, Inc.
4.000% due 12/01/2022		831	871

HSBC Holdings PLC
3.400% due 03/08/2021		200	203
5.100% due 04/05/2021		300	313

ING Groep NV
4.100% due 10/02/2023		4,000	4,249

International Lease Finance Corp.
8.625% due 01/15/2022		2,200	2,498

Intesa Sanpaolo SpA
3.250% due 09/23/2024		3,500	3,495

Jackson National Life Global Funding
3.300% due 06/11/2021		3,900	3,977

John Deere Capital Corp.
2.652% (US0003M + 0.550%) due 06/07/2023 ~		3,600	3,613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
2.400% due 06/07/2021		$5,100	$5,131
2.755% (US0003M + 0.610%) due 06/18/2022 ~		2,700	2,709
3.149% (US0003M + 0.890%) due 07/23/2024 ~		800	803
3.514% due 06/18/2022 •		4,000	4,095
3.618% (US0003M + 1.480%) due 03/01/2021 ~		4,200	4,265
4.350% due 08/15/2021		1,900	1,979

JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~		7,000	7,004
3.086% due 04/26/2021 •		3,500	3,519

KEB Hana Bank
3.375% due 01/30/2022		3,600	3,677

Kilroy Realty LP
3.800% due 01/15/2023		800	836

Lloyds Bank PLC
2.250% due 08/14/2022		4,500	4,497
2.400% due 03/17/2020		1,200	1,202
2.700% due 08/17/2020		600	604
5.800% due 01/13/2020		2,200	2,222

Lloyds Banking Group PLC
2.408% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	2,907
4.000% due 03/07/2025		50	36
7.625% due 06/27/2023 •(f)(g)	GBP	400	536

Mitsubishi UFJ Financial Group, Inc.
3.535% due 07/26/2021		$4,000	4,091

Mizuho Bank Ltd.
2.400% due 03/26/2020		4,200	4,206

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~		4,000	4,004
3.737% due 04/24/2024 •		3,900	4,075
3.875% due 01/27/2026		425	456

MUFG Bank Ltd.
2.300% due 03/05/2020		2,800	2,802

National Australia Bank Ltd.
2.250% due 03/16/2021		4,200	4,215
3.450% due 12/04/2023		4,200	4,457

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,493

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020		1,600	1,599

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~		2,700	2,705

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		500	528

Physicians Realty LP
4.300% due 03/15/2027		500	535

Reckson Operating Partnership LP
7.750% due 03/15/2020		700	716

Regions Bank
2.676% (US0003M + 0.500%) due 08/13/2021 ~		3,300	3,302

Royal Bank of Canada
2.300% due 03/22/2021		3,500	3,519

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	3,600	4,205
8.625% due 08/15/2021 •(f)(g)		$4,000	4,293

Santander Holdings USA, Inc.
4.450% due 12/03/2021		4,200	4,388

Santander UK Group Holdings PLC
2.875% due 10/16/2020		3,100	3,113
3.125% due 01/08/2021		500	504

Santander UK PLC
3.750% due 11/15/2021		4,300	4,441

Service Properties Trust
4.250% due 02/15/2021		2,500	2,535

Skandinaviska Enskilda Banken AB
3.250% due 05/17/2021		3,400	3,459

100	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Operating Partnership LP
3.250% due 10/15/2022		$2,148	$2,192

Springleaf Finance Corp.
8.250% due 12/15/2020		1,700	1,811

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		3,800	3,821

Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020		1,600	1,601
2.514% due 01/17/2020		3,400	3,404

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		3,600	3,633

Svenska Handelsbanken AB
3.350% due 05/24/2021		3,500	3,571

Synchrony Bank
3.650% due 05/24/2021		3,500	3,568

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,375	2,184

Toronto-Dominion Bank
2.500% due 01/18/2022		$5,500	5,577
3.350% due 10/22/2021		4,300	4,427

U.S. Bank N.A.
3.150% due 04/26/2021		4,100	4,168

UBS AG
2.618% (US0003M + 0.480%) due 12/01/2020 ~		1,400	1,404
5.125% due 05/15/2024 (g)		5,800	6,258
7.625% due 08/17/2022 (g)		250	282

UBS Group Funding Switzerland AG
3.000% due 04/15/2021		4,200	4,252
4.125% due 09/24/2025		100	108

UniCredit SpA
7.830% due 12/04/2023		7,800	9,151

United Overseas Bank Ltd.
2.739% (US0003M + 0.480%) due 04/23/2021 ~		6,000	6,016

Volkswagen Bank GmbH
0.000% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	3,200	3,491

Washington Prime Group LP
6.450% due 08/15/2024		$2,200	2,162

Wells Fargo & Co.
2.625% due 07/22/2022		4,200	4,248
3.750% due 01/24/2024		3,500	3,709

Wells Fargo Bank N.A.
2.897% due 05/27/2022 •		4,500	4,552
3.625% due 10/22/2021		3,000	3,088

Welltower, Inc.
3.750% due 03/15/2023		250	262

Westpac Banking Corp.
2.100% due 02/25/2021		300	301

			458,650

INDUSTRIALS 12.7%

AbbVie, Inc.
3.375% due 11/14/2021		4,100	4,204

Amazon.com, Inc.
1.900% due 08/21/2020		2,800	2,802

Amgen, Inc.
3.625% due 05/15/2022		3,765	3,897

BAT Capital Corp.
2.764% due 08/15/2022		4,200	4,241

Bayer U.S. Finance LLC
3.875% due 12/15/2023		5,400	5,645
4.250% due 12/15/2025		4,100	4,381

BMW Finance NV
2.250% due 08/12/2022		3,800	3,805

Broadcom Corp.
2.200% due 01/15/2021		2,400	2,392
3.000% due 01/15/2022		731	738

Broadcom, Inc.
3.625% due 10/15/2024		3,800	3,870

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.300% due 03/15/2021		$4,100	$4,160

Canadian Pacific Railway Co.
4.500% due 01/15/2022		2,950	3,092

Celgene Corp.
2.875% due 08/15/2020		3,100	3,118

Centene Corp.
5.375% due 06/01/2026		900	945

Charter Communications Operating LLC
4.464% due 07/23/2022		3,900	4,107

Cigna Holding Co.
4.000% due 02/15/2022		1,000	1,034

Conagra Brands, Inc.
3.250% due 09/15/2022		1,800	1,843

Constellation Brands, Inc.
2.250% due 11/06/2020		2,100	2,101

Continental Airlines Pass-Through Trust
8.048% due 05/01/2022		5	5

Continental Resources, Inc.
5.000% due 09/15/2022		894	902

CVS Health Corp.
3.700% due 03/09/2023		4,100	4,270

D.R. Horton, Inc.
4.750% due 02/15/2023		600	639

Daimler Finance North America LLC
2.300% due 02/12/2021		6,800	6,807
2.450% due 05/18/2020		500	501
3.400% due 02/22/2022		3,700	3,787
3.700% due 05/04/2023		2,150	2,247

Dell International LLC
4.420% due 06/15/2021		2,100	2,166
5.450% due 06/15/2023		2,000	2,179

Deutsche Telekom International Finance BV
2.225% due 01/17/2020		700	700

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~		538	538

eBay, Inc.
2.600% due 07/15/2022		1,100	1,109

Energy Transfer Partners LP
5.750% due 09/01/2020		1,645	1,682

Enterprise Products Operating LLC
2.550% due 10/15/2019		2,700	2,700

EQT Corp.
2.500% due 10/01/2020		1,950	1,947

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		900	900

ERAC USA Finance LLC
2.700% due 11/01/2023		3,245	3,288

General Electric Co.
0.375% due 05/17/2022	EUR	1,400	1,520

General Mills, Inc.
3.150% due 12/15/2021		$1,000	1,020

Georgia-Pacific LLC
5.400% due 11/01/2020		800	828

GlaxoSmithKline Capital PLC
3.125% due 05/14/2021		3,400	3,468

Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~		4,000	4,000

Imperial Brands Finance PLC
2.950% due 07/21/2020		3,100	3,112
3.125% due 07/26/2024		3,600	3,612

Japan Tobacco, Inc.
2.000% due 04/13/2021		700	696

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		3,400	3,476
4.057% due 05/25/2023		2,100	2,223

Laboratory Corp. of America Holdings
3.200% due 02/01/2022		1,700	1,735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		$3,300	$3,302

MGM Resorts International
6.625% due 12/15/2021		800	870
6.750% due 10/01/2020		1,100	1,144

Mondelez International, Inc.
3.000% due 05/07/2020		6,600	6,635

Mylan NV
3.150% due 06/15/2021		900	912
3.950% due 06/15/2026		4,300	4,454

Origin Energy Finance Ltd.
5.450% due 10/14/2021		1,166	1,231

PayPal Holdings, Inc.
2.650% due 10/01/2026		3,800	3,822

Penske Truck Leasing Co. LP
4.125% due 08/01/2023		2,000	2,118

Pernod Ricard S.A.
4.450% due 01/15/2022		2,700	2,834

Philip Morris International, Inc.
2.375% due 08/17/2022		1,600	1,612

Pioneer Natural Resources Co.
3.950% due 07/15/2022		1,600	1,666

Prime Security Services Borrower LLC
9.250% due 05/15/2023		29	31

Ryder System, Inc.
2.875% due 06/01/2022		3,700	3,762

Siemens Financieringsmaatschappij NV
3.125% due 03/16/2024		1,600	1,671

Southern Co.
2.350% due 07/01/2021		3,100	3,110
2.950% due 07/01/2023		3,200	3,268

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		1,950	1,962

Syngenta Finance NV
3.698% due 04/24/2020		3,300	3,311

Takeda Pharmaceutical Co. Ltd.
4.400% due 11/26/2023		4,300	4,634

Telefonica Emisiones S.A.
5.134% due 04/27/2020		200	203

Teva Pharmaceutical Finance Netherlands BV
6.000% due 04/15/2024 (j)		3,400	2,943

Time Warner Cable LLC
4.000% due 09/01/2021		1,500	1,535

Tyson Foods, Inc.
4.500% due 06/15/2022		760	804

United Group BV
4.375% due 07/01/2022	EUR	2,300	2,565

United Technologies Corp.
3.950% due 08/16/2025		$2,200	2,410

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~		3,600	3,613
3.121% (US0003M + 0.940%) due 11/12/2021 ~		3,600	3,621
3.875% due 11/13/2020		3,600	3,659

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~		900	900

Wyndham Hotels & Resorts, Inc.
5.375% due 04/15/2026		1,500	1,579

			194,613

UTILITIES 2.9%

AEP Texas, Inc.
3.950% due 06/01/2028		1,800	1,989

Ameren Corp.
2.500% due 09/15/2024		2,100	2,113

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		4,000	4,021
4.350% due 03/01/2029		3,700	4,093

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	$700	$718

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	3,300	3,314

Jersey Central Power & Light Co.
4.700% due 04/01/2024	2,900	3,170

NextEra Energy Capital Holdings, Inc.
2.900% due 04/01/2022	2,000	2,038
3.200% due 02/25/2022	3,700	3,785

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	1,400	1,420

Rio Oil Finance Trust
9.250% due 07/06/2024	596	668

Tampa Electric Co.
2.600% due 09/15/2022	1,800	1,816

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,700	1,782

Verizon Communications, Inc.
3.376% due 02/15/2025	7,646	8,081

Vodafone Group PLC
3.750% due 01/16/2024	3,300	3,482

Wisconsin Power & Light Co.
2.250% due 11/15/2022	2,500	2,501

		44,991

Total Corporate Bonds & Notes (Cost $682,969)		698,254

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	800	805

Total Municipal Bonds & Notes (Cost $800)		805

U.S. GOVERNMENT AGENCIES 31.6%

Fannie Mae
2.279% due 07/25/2037 •	231	227
2.310% due 08/01/2022	200	202
2.468% due 06/25/2049	7,109	7,105
2.680% due 09/25/2046 •	2,264	2,266
3.160% due 06/01/2029	17,500	18,857
3.683% due 10/01/2044 •	21	21
3.917% due 04/01/2027 •	2	2
4.000% due 03/01/2034 •	13	14
4.140% due 05/01/2037 •	5	6
4.341% due 10/01/2037 •	7	7
4.545% due 05/01/2038 •	1,378	1,447
4.565% due 05/01/2037 •	2	2
4.592% due 06/01/2035 •	743	784
4.632% due 06/01/2036 •	7	7
4.722% due 02/01/2035 •	16	17
4.753% due 02/01/2037 •	8	8
5.000% due 01/01/2027 •	3	3
5.313% due 12/25/2042 ~	103	113
6.500% due 06/25/2021 - 06/25/2044	21,295	24,199
7.000% due 09/01/2031	3	3
7.500% due 07/25/2041	4	5
8.000% due 12/15/2024	2	2

Fannie Mae UMBS
3.500% due 02/01/2048 - 05/01/2049	1,688	1,758
4.000% due 03/01/2029 - 12/01/2048	112,287	116,902
4.500% due 04/01/2023 - 11/01/2048	4,572	4,849
5.000% due 07/01/2029 - 04/01/2039	1,343	1,479
5.500% due 09/01/2024 - 07/01/2041	6,619	7,427
6.000% due 01/01/2021 - 10/01/2040	490	555
7.500% due 01/01/2031 - 08/01/2032	3	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 11/01/2019 - 08/01/2031	$2	$2

Fannie Mae UMBS, TBA
3.500% due 11/01/2049	10,700	10,981
5.500% due 10/01/2049	1,000	1,083

Freddie Mac
2.528% due 10/15/2040 •	2,724	2,735
2.628% due 12/15/2037 •	97	98
4.000% due 10/01/2047 - 11/01/2048	26,240	27,325
4.500% due 11/01/2029 - 05/01/2036	2,736	2,944
4.709% due 05/01/2037 •	15	16
5.000% due 10/01/2033 - 07/01/2041	64	71
5.500% due 10/01/2021 - 07/01/2038	288	324
5.576% due 05/01/2035 •	24	26
6.000% due 03/01/2020 - 11/01/2037	124	142
6.500% due 12/01/2021 - 07/25/2043	23	27
7.000% due 01/01/2033	11	12
8.500% due 04/15/2025	34	39

Freddie Mac UMBS
3.500% due 07/01/2049 - 08/01/2049	13,976	14,414
4.000% due 09/01/2048 - 01/01/2049	11,457	11,902

Ginnie Mae
2.829% due 08/20/2065 •	3,114	3,112
2.959% due 04/20/2065	2,654	2,653
3.487% due 06/20/2067 •	2,428	2,470
3.500% due 10/15/2047	1,935	2,012
3.750% due 07/20/2034 •	21	22
3.875% due 06/20/2032 •	1	1
4.000% due 03/20/2028 •	69	71
4.000% due 10/20/2044 - 09/20/2049	38,999	40,930
4.125% (H15T1Y + 1.500%) due 11/20/2025 ~	2	2
4.500% due 06/20/2048 - 04/20/2049	15,420	16,171
4.625% due 11/20/2034 •	2	2
5.000% due 01/20/2049 - 07/20/2049	21,865	23,171
5.500% due 11/20/2032	4,564	4,795
5.750% due 08/20/2037	20	23
6.500% due 01/20/2034 - 08/20/2034	12	14
7.000% due 07/15/2031 - 12/15/2032	12	15

Ginnie Mae, TBA
3.500% due 11/01/2049	9,300	9,632
4.000% due 10/01/2049 - 11/01/2049	59,380	61,756
4.500% due 10/01/2049 - 11/01/2049	24,700	25,813
5.000% due 10/01/2049	29,700	31,315

Small Business Administration
4.340% due 03/01/2024	5	5
4.750% due 07/01/2025	1,290	1,352
5.130% due 09/01/2023	1	1

Total U.S. Government Agencies (Cost $474,906)		485,750

U.S. TREASURY OBLIGATIONS 11.1%

U.S. Treasury Bonds
2.750% due 11/15/2042 (j)	1,900	2,134
3.125% due 02/15/2043 (j)	1,700	2,030

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (j)(l)	28,469	28,176
0.375% due 07/15/2023 (j)(n)	11,024	11,099
0.625% due 01/15/2026 (j)(l)	13,281	13,636
0.750% due 07/15/2028 (j)	34,342	36,124
0.750% due 02/15/2042 (n)	3,293	3,490
0.750% due 02/15/2045 (n)	763	803

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 01/15/2029 (j)		$27,332	$29,070
0.875% due 02/15/2047 (j)		4,995	5,438
1.000% due 02/15/2048 (j)(n)		6,242	7,022
1.000% due 02/15/2049 (j)(n)		6,015	6,814
1.375% due 02/15/2044 (j)(n)		3,192	3,833

U.S. Treasury Notes
1.750% due 09/30/2022 (j)(n)		1,402	1,409
1.750% due 06/30/2024 (j)		9,000	9,079
1.875% due 07/31/2022 (j)		8,227	8,291
2.000% due 08/31/2021 (l)(n)		800	805
2.000% due 07/31/2022 (l)(n)		1,200	1,214
2.000% due 11/30/2022 (n)		315	319

Total U.S. Treasury Obligations (Cost $164,796)			170,786

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

Adjustable Rate Mortgage Trust
4.306% due 10/25/2035 ^~		34	33

American Home Mortgage Investment Trust
4.031% due 02/25/2045 •		232	234

Banc of America Funding Trust
2.284% due 05/20/2035 •		1,574	1,576
4.701% due 02/20/2036 ~		145	145
4.808% due 05/25/2035 ~		2,338	2,403

Banc of America Mortgage Trust
4.804% due 02/25/2034 ~		38	38

BANK
3.071% due 08/15/2061		3,000	3,153

Bear Stearns Adjustable Rate Mortgage Trust
4.317% due 07/25/2034 ~		20	20
4.328% due 01/25/2035 ~		29	29
4.433% due 02/25/2033 ~		10	10
4.619% due 02/25/2034 ~		26	27
4.667% due 10/25/2036 ^~		533	525
4.702% due 02/25/2033 ~		6	6
5.033% due 04/25/2033 ~		7	7

Bear Stearns ALT-A Trust
2.558% due 08/25/2035 •		1,274	1,288
4.183% due 10/25/2035 ^~		1,912	1,848
4.201% due 09/25/2035 ^~		301	253
4.496% due 05/25/2035 ~		829	844
4.544% due 10/25/2033 ~		5	5

Chase Mortgage Finance Trust
4.218% due 03/25/2037 ^~		515	519
4.466% due 02/25/2037 ~		122	126

Citicorp Mortgage Securities Trust
5.500% due 12/25/2036		244	259

Citigroup Commercial Mortgage Trust
2.878% due 07/15/2032 •		3,500	3,504
3.308% due 07/15/2027 •		1,900	1,900

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •		1,224	1,260
5.131% due 03/25/2034 ~		21	21

CitiMortgage Alternative Loan Trust
2.668% due 12/25/2036 •		1,982	1,593

Countrywide Alternative Loan Trust
2.558% due 08/25/2035 •		2,792	1,885
3.446% due 12/25/2035 •		47	43

Countrywide Home Loan Mortgage Pass-Through Trust
2.598% due 04/25/2035 •		48	46
4.241% due 11/25/2034 ~		382	387
4.244% due 02/20/2035 ~		268	271
4.991% due 03/25/2034 ~		432	437

Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 03/25/2032 ~		13	13

Eurohome UK Mortgages PLC
0.935% due 06/15/2044 •	GBP	1,225	1,456

Eurosail PLC
0.930% due 03/13/2045 •		3,205	3,848
0.941% due 12/15/2044 •		127	154

GSMSC Pass-Through Trust
5.500% due 10/26/2035 ~		$496	436

GSR Mortgage Loan Trust
4.480% due 09/25/2035 ~		466	481
4.928% due 09/25/2035 ~		52	52

102	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	14,300	$17,623

IndyMac Adjustable Rate Mortgage Trust
3.902% due 01/25/2032 ~		$22	21

IndyMac Mortgage Loan Trust
2.268% due 02/25/2037 •		8,640	6,556

JPMorgan Chase Commercial Mortgage Securities Trust
3.600% due 12/15/2031 •		4,600	4,611

JPMorgan Mortgage Trust
4.272% due 02/25/2034 ~		24	24

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		117	124

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.888% due 08/15/2032 •		70	69

Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •		3	3

Morgan Stanley Mortgage Loan Trust
4.365% due 06/25/2036 ~		78	81

MortgageIT Trust
2.298% due 10/25/2035 •		476	477

Nomura Resecuritization Trust
2.345% due 12/26/2035 •		1,998	1,993

Prime Mortgage Trust
2.418% due 02/25/2034 •		46	44

Residential Funding Mortgage Securities, Inc. Trust
4.337% due 09/25/2035 ^~		211	176
4.623% due 09/25/2035 ~		306	226

Resloc UK PLC
0.941% due 12/15/2043 •	GBP	1,183	1,374

Structured Adjustable Rate Mortgage Loan Trust
4.062% due 02/25/2037 ^~		$1,943	1,718
4.406% due 07/25/2034 ~		105	107

Structured Asset Mortgage Investments Trust
2.218% due 08/25/2036 •		128	176
2.307% due 07/19/2035 •		510	506
2.897% due 10/19/2033 •		18	17

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	8,022	9,888

Trinity Square PLC
1.917% due 07/15/2051 •		2,522	3,113

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 10/25/2045 •		$236	234
3.831% due 12/25/2036 ^~		1,506	1,426
3.951% due 02/25/2037 ^~		1,748	1,749

Wells Fargo Mortgage-Backed Securities Trust
4.843% due 11/25/2034 ~		890	918
4.968% due 03/25/2035 ~		87	89
4.984% due 01/25/2035 ~		548	568
4.991% due 03/25/2036 ~		428	442
4.995% due 06/25/2035 ~		43	45

Total Non-Agency Mortgage-Backed Securities (Cost $83,214)			85,533

ASSET-BACKED SECURITIES 8.1%

Ally Auto Receivables Trust
2.720% due 05/17/2021		1,188	1,189

AmeriCredit Automobile Receivables Trust
1.800% due 10/08/2021		2,536	2,534
2.271% due 07/19/2021 •		452	452

CARDS Trust
2.378% due 04/17/2023 •		3,300	3,303
3.047% due 04/17/2023		3,300	3,317

Centex Home Equity Loan Trust
5.170% due 09/25/2034 þ		1	1

Chapel BV
0.000% due 07/17/2066 •	EUR	779	849

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		$2,051	2,079

Citigroup Mortgage Loan Trust
2.178% due 12/25/2036 •		446	310
2.638% due 12/25/2035 •		647	649

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.963% due 10/25/2034 •	$3,000	$3,008

Countrywide Asset-Backed Certificates
2.158% due 06/25/2035 •	444	406
2.278% due 12/25/2036 ^•	1,200	1,175
2.418% due 06/25/2036 •	8,500	8,442

Countrywide Asset-Backed Certificates Trust
2.158% due 03/25/2037 •	226	219
3.023% due 08/25/2035 •	400	402

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027	4,000	4,059

Crown Point CLO Ltd.
3.713% due 07/17/2028	4,000	3,990

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •	3,300	3,272

Exeter Automobile Receivables Trust
3.050% due 12/15/2021	828	829

Figueroa CLO Ltd.
3.203% due 01/15/2027 •	2,752	2,751

Flagship Credit Auto Trust
1.850% due 07/15/2021	62	62

Fremont Home Loan Trust
2.288% due 02/25/2036 •	1,000	849
2.935% due 12/25/2029 •	30	29

GSAMP Trust
2.408% due 01/25/2036 •	6,000	6,004
2.768% due 01/25/2034 •	2,797	2,763
3.668% due 10/25/2034 •	48	47

Hertz Fleet Lease Funding LP
2.549% due 05/10/2032 •	4,539	4,543

JPMorgan Mortgage Acquisition Trust
2.278% due 06/25/2037 •	11,500	11,374

KVK CLO Ltd.
3.697% due 01/14/2028	3,000	2,988

LMREC, Inc.
3.408% due 02/22/2032	766	764

LoanCore Issuer Ltd.
3.158% due 05/15/2028 •	3,300	3,304

LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •	3,097	3,078

MASTR Specialized Loan Trust
2.278% due 02/25/2036 •	546	543
2.278% due 06/25/2046 •	602	578
2.388% due 01/25/2037 •	312	175

MidOcean Credit CLO
3.103% due 04/15/2027 •	3,386	3,377

Morgan Stanley ABS Capital, Inc. Trust
2.948% due 11/25/2034 •	2,044	2,040

Morgan Stanley Capital, Inc. Trust
2.198% due 03/25/2036 •	45	37

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •	1,176	1,181

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.818% due 12/25/2034 •	1,352	1,402

Penarth Master Issuer PLC
2.491% due 09/18/2022	4,000	4,000

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	929	418

Residential Asset Mortgage Products Trust
2.238% due 12/25/2035 •	611	565
2.378% due 02/25/2036 •	1,000	956

Residential Asset Securities Corp. Trust
2.258% due 10/25/2036 •	2,597	2,559

Securitized Term Auto Receivables Trust
3.060% due 02/25/2021	1,644	1,648

SLM Student Loan Trust
2.826% due 04/27/2026 •	723	724

Soundview Home Loan Trust
2.693% due 06/25/2035 •	1,273	1,275

Starwood Commercial Mortgage Trust
3.369% due 07/15/2038 •	3,000	3,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
2.918% due 05/25/2035 •		$2,500	$2,540

Structured Asset Securities Corp. Mortgage Loan Trust
2.228% due 02/25/2037 •		2,288	2,260
3.023% due 11/25/2035 •		500	503

Tralee CLO Ltd.
3.388% due 10/20/2028 •		4,000	3,991

Venture CDO Ltd.
3.183% due 04/15/2027		3,400	3,388

Wells Fargo Home Equity Asset-Backed Securities Trust
2.268% due 07/25/2036 •		504	504

Westlake Automobile Receivables Trust
2.980% due 01/18/2022		2,622	2,629

World Omni Automobile Lease Securitization Trust
2.130% due 04/15/2020		1,199	1,199

Z Capital Credit Partners CLO Ltd.
3.272% due 07/16/2027 •		3,500	3,493

Total Asset-Backed Securities (Cost $117,108)			124,030

SOVEREIGN ISSUES 6.8%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (c)	BRL	135,300	32,160
0.000% due 04/01/2020 (c)		66,700	15,677

Japan Bank for International Cooperation
2.375% due 07/21/2022		$3,700	3,751

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		3,500	3,496
3.375% due 09/27/2023		5,300	5,578

Japan Government International Bond
0.300% due 06/20/2039	JPY	290,000	2,736

Province of Ontario
3.150% due 06/02/2022	CAD	3,100	2,424
4.000% due 06/02/2021		2,000	1,565

Province of Quebec
3.500% due 07/29/2020		$600	608
3.500% due 12/01/2022	CAD	600	477
4.250% due 12/01/2021		10,600	8,425
4.500% due 12/01/2020		900	701

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	4,288	26

Qatar Government International Bond
3.375% due 03/14/2024		$4,300	4,507
3.875% due 04/23/2023		3,600	3,812

Spain Government International Bond
0.600% due 10/31/2029	EUR	9,400	10,719
1.450% due 04/30/2029		4,200	5,162
1.850% due 07/30/2035		2,500	3,254

Total Sovereign Issues (Cost $109,480)			105,078

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)(h)		4,000	4,445

Total Preferred Securities (Cost $4,120)			4,445

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

CERTIFICATES OF DEPOSIT 0.7%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~		$7,100	$7,102

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		3,300	3,308

			10,410

REPURCHASE AGREEMENTS (i) 0.1%
			1,707

ARGENTINA TREASURY BILLS 0.0%
90.990% due 02/26/2020 (c)(d)	ARS	3,120	33

Total Short-Term Instruments (Cost $12,147)			12,150

Total Investments in Securities (Cost $1,649,540)			1,686,831

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.8%

SHORT-TERM INSTRUMENTS 6.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.8%

PIMCO Short Asset Portfolio	9,216,734	$91,734

PIMCO Short-Term Floating NAV Portfolio III	1,333,552	13,193

Total Short-Term Instruments (Cost $105,442)		104,927

Total Investments in Affiliates (Cost $105,442)		104,927

Total Investments 116.5% (Cost $1,754,982)		$1,791,758

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $(6,098))		(1,873)

Other Assets and Liabilities, net (16.4)%		(252,007)

Net Assets 100.0%		$1,537,878

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 4,120	$4,445	0.29%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$1,707	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,743)	$1,707	$1,707

Total Repurchase Agreements						$(1,743)	$1,707	$1,707

104	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.260%	08/27/2019	10/22/2019	$(13,155)	$(13,184)
	2.310	09/18/2019	10/08/2019	(6,744)	(6,749)
BOS	2.400	09/23/2019	10/03/2019	(34,230)	(34,249)
BSN	2.250	08/27/2019	10/11/2019	(4,385)	(4,395)
	2.290	08/01/2019	10/02/2019	(19,879)	(19,956)
	2.310	08/02/2019	10/03/2019	(32,139)	(32,263)
DEU	2.250	09/03/2019	10/01/2019	(5,373)	(5,382)
GRE	2.250	09/11/2019	10/02/2019	(5,779)	(5,786)
	2.260	09/12/2019	10/03/2019	(3,885)	(3,890)
	2.290	08/22/2019	10/08/2019	(1,898)	(1,902)
	2.290	09/13/2019	10/07/2019	(11,908)	(11,922)
JPS	1.500	09/26/2019	10/04/2019	(2,480)	(2,480)

Total Reverse Repurchase Agreements					$(142,158)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (11.8)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$6,700	$(6,783)	$(6,798)
Fannie Mae UMBS, TBA	4.000	11/01/2049	122,838	(127,336)	(127,555)
Fannie Mae UMBS, TBA	4.500	11/01/2049	42,200	(44,395)	(44,472)
Freddie Mac, TBA	4.000	10/01/2049	3,000	(3,114)	(3,115)

Total Short Sales (11.8)%				$(181,628)	$(181,940)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(19,933)	$0	$(19,933)	$19,778	$(155)
BOS	0	(34,249)	0	(34,249)	34,115	(134)
BSN	0	(56,614)	0	(56,614)	56,525	(89)
DEU	0	(5,382)	0	(5,382)	5,357	(25)
FICC	1,707	0	0	1,707	(1,743)	(36)
GRE	0	(23,500)	0	(23,500)	23,514	14
JPS	0	(2,480)	0	(2,480)	2,943	463

Total Borrowings and Other Financing Transactions	$1,707	$(142,158)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,480)	$0	$0	$(2,480)
U.S. Treasury Obligations	(5,382)	(134,296)	0	0	(139,678)

Total Borrowings	$(5,382)	$(136,776)	$0	$0	$(142,158)

Payable for reverse repurchase agreements					$(142,158)

(j)	Securities with an aggregate market value of $144,090 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(108,689) at a weighted average interest rate of 2.452%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	105

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$108.000	11/22/2019	600	$600	$5	$1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.250	11/22/2019	770	770	7	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.500	11/22/2019	628	628	5	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.000	11/22/2019	345	345	3	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.500	11/22/2019	132	132	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.500	11/22/2019	140	140	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.000	11/22/2019	774	774	7	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.500	11/22/2019	1,911	1,911	16	2
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.500	11/22/2019	215	215	2	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	239	239	2	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.000	11/22/2019	169	169	2	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.500	11/22/2019	116	116	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	119.000	11/22/2019	333	333	3	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	215.000	11/22/2019	48	48	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	300	300	3	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	222.000	11/22/2019	42	42	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	225.000	11/22/2019	46	46	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	125.000	11/22/2019	85	85	1	0

Total Purchased Options					$59	$7

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$118.500	10/25/2019	92	$92	$(20)	$(20)
Call - CBOT U.S. Treasury 10-Year Note November 2019 Futures	131.000	10/25/2019	153	153	(63)	(63)

Total Written Options					$(83)	$(83)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts		Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	148	$	2	$0	$0	$0
Euro-BTP Italy Government Bond December Futures	12/2019	671		106,661	1,165	124	(37)
Euro-Buxl 30-Year Bond December Futures	12/2019	16		3,793	(78)	0	(32)
Put Options Strike @ EUR 100.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	107		1	0	0	0
Put Options Strike @ EUR 101.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	77		1	0	0	0
U.S. Treasury 2-Year Note December Futures	12/2019	400		86,200	(225)	0	(13)
U.S. Treasury 5-Year Note December Futures	12/2019	5,421		645,904	(3,298)	0	(254)
U.S. Treasury 10-Year Note December Futures	12/2019	3,152		410,745	(3,649)	0	(246)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	8		1,535	(26)	1	0

					$(6,111)	$125	$(582)

106	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts		Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2020	978	$	(267,972)	$191	$13	$(27)
3-Month Euribor September Futures	09/2020	504		(138,082)	157	0	(7)
Australia Government 3-Year Note December Futures	12/2019	72		(5,622)	(22)	6	0
Australia Government 10-Year Bond December Futures	12/2019	452		(44,953)	(273)	256	(18)
Euro-Bund 10-Year Bond December Futures	12/2019	95		(18,043)	3	11	(4)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	325		(60,330)	743	46	(7)
Put Options Strike @ EUR 171.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	203		(24)	53	4	0
Put Options Strike @ EUR 173.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	173		(92)	(13)	6	0
U.S. Treasury 30-Year Bond December Futures	12/2019	732		(118,813)	1,396	23	0
United Kingdom Long Gilt December Futures	12/2019	87		(14,360)	(82)	0	(42)

					$2,153	$365	$(105)

Total Futures Contracts					$(3,958)	$490	$(687)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.454%	EUR	3,100	$8	$(3)	$5	$1	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986	$	1,900	(86)	88	2	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		1,400	(2)	(8)	(10)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		400	(7)	1	(6)	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.260		11,900	182	(71)	111	1	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.220		3,000	(90)	127	37	0	0

							$5	$134	$139	$2	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023		$220,100	$(3,948)	$(898)	$(4,846)	$0	$(117)
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024		32,800	(528)	(173)	(701)	0	(20)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	19,600	(347)	(171)	(518)	0	(7)

						$(4,823)	$(1,242)	$(6,065)	$0	$(144)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.800%	Semi-Annual	08/22/2023		$24,700	$(551)	$1,760	$1,209	$0	$0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	22,700	25	(265)	(240)	0	(104)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		5,100	23	(245)	(222)	0	(23)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		6,000	62	(143)	(81)	0	(25)
Receive(7)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		9,900	(209)	(1,668)	(1,877)	23	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,100	75	(129)	(54)	9	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	6,840,000	(388)	(1,423)	(1,811)	96	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		5,290,000	(328)	(1,073)	(1,401)	57	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		930,000	0	19	19	0	(11)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		470,000	0	11	11	0	(6)
Pay	6-Month JPY-LIBOR	0.088	Semi-Annual	09/17/2026		780,000	0	20	20	0	(9)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		780,000	0	30	30	0	(10)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		1,250,000	(1)	53	52	0	(15)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		463,000	0	19	19	0	(6)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		463,000	0	19	19	0	(6)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		231,000	0	6	6	0	(3)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		563,000	1	10	11	0	(7)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		720,000	(37)	(179)	(216)	12	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		880,000	63	(333)	(270)	16	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	107

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month JPY-LIBOR	0.380%	Semi-Annual	06/18/2028	JPY	3,410,000	$134	$1,184	$1,318	$0	$(56)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		140,000	0	(56)	(56)	2	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,580,000	(87)	(627)	(714)	33	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,710,000	73	(1,832)	(1,759)	73	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		150,000	0	(174)	(174)	6	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		440,000	28	(464)	(436)	19	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		230,000	1	(262)	(261)	10	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,895,000	114	(2,135)	(2,021)	79	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		840,000	86	(165)	(79)	0	(34)
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		400,000	10	(47)	(37)	0	(16)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		150,000	0	(20)	(20)	0	(6)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		150,000	367	(80)	287	0	(9)
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020	MXN	276,600	0	263	263	0	(8)
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		1,030,400	(70)	1,051	981	0	(31)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		320,100	0	(315)	(315)	10	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		834,600	21	(942)	(921)	27	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		137,700	0	(154)	(154)	4	0

							$(588)	$(8,286)	$(8,874)	$476	$(385)

Total Swap Agreements							$(5,406)	$(9,394)	$(14,800)	$478	$(530)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$7	$490	$478	$975	$(83)	$(687)	$(530)	$(1,300)

(l)

Securities with an aggregate market value of $6,052 and cash of $25,330 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

108	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2019	GBP	23,054		$27,966	$0	$(429)

BPS	10/2019		$237	RUB	15,498	2	0
	11/2019	EUR	1,477		$1,639	24	0
	12/2019	THB	6,693		218	0	(1)
	01/2020		$8,687	BRL	33,100	0	(764)
	04/2020	BRL	13,900		$3,375	66	0

BRC	10/2019		$2,213	MXN	42,915	0	(40)
	11/2019	EUR	58,077		$65,647	2,139	0
	11/2019		$1,235	JPY	132,600	0	(5)

BSS	01/2020	BRL	36,400		$9,059	346	0

CBK	11/2019	EUR	20,968		23,364	436	0
	11/2019	GBP	10,174		12,580	49	0
	11/2019	JPY	1,734,200		16,394	309	0
	11/2019		$3,817	EUR	3,419	0	(78)
	11/2019		14,021	GBP	11,440	95	(26)
	11/2019		14,236	JPY	1,503,000	0	(295)
	11/2019		3,478	MXN	68,606	0	(21)
	01/2020	BRL	157,900		$38,979	1,185	0
	04/2020		7,000		1,699	32	0

DUB	03/2020	CNH	129,347		17,954	0	(91)

HUS	10/2019	CAD	19,248		14,477	0	(52)
	10/2019	RUB	32,772		500	0	(5)
	10/2019		$14,521	CAD	19,248	7	0
	11/2019	CAD	19,248		$14,529	0	(8)
	11/2019	JPY	1,203,800		11,437	272	0
	11/2019		$1,150	AUD	1,670	0	(22)
	11/2019		21,417	EUR	19,349	0	(258)
	11/2019		64,293	JPY	6,718,800	0	(1,976)
	03/2020	CNH	41,885		$5,807	0	(36)

JPM	10/2019		$1,386	MXN	27,007	0	(19)
	10/2019		240	RUB	15,719	2	0
	11/2019	GBP	15,444		$18,931	0	(91)
	11/2019		$948	EUR	852	0	(16)
	11/2019		11,499	JPY	1,209,900	0	(278)
	12/2019	ILS	428		$122	0	(2)
	01/2020	BRL	45,800		11,017	55	0
	01/2020		$30,235	BRL	115,100	0	(2,685)
	01/2020		2,971	MXN	59,701	3	0
	04/2020	BRL	45,800		$10,879	0	(25)

MYI	10/2019		$3,228	MXN	62,935	0	(43)
	11/2019	AUD	5,380		$3,650	13	0
	01/2020	BRL	43,400		11,390	1,002	0

RYL	03/2020	CNH	173,902		24,112	0	(148)

SCX	11/2019		$1,033	AUD	1,519	0	(7)

SSB	11/2019	AUD	698		$474	2	0

Total Forward Foreign Currency Contracts						$6,039	$(7,421)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	4,400	$ 211	$0

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	1,100	53	0

							$ 264	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	$71.000	10/03/2019	32,600	$1	$0

Total Purchased Options					$265	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	109

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	20.350	10/10/2019	1,911	$(20)	$(1)

CBK	Call - OTC USD versus MXN		20.320	10/15/2019	7,989	(82)	(9)

JPM	Put - OTC USD versus MXN		19.850	10/03/2019	7,100	(38)	(47)

MYI	Call - OTC USD versus MXN		19.850	10/03/2019	10,400	(98)	(17)
	Call - OTC USD versus MXN		19.920	10/07/2019	4,100	(34)	(8)
	Put - OTC USD versus MXN		19.830	10/09/2019	7,400	(47)	(54)
	Put - OTC USD versus MXN		19.870	10/15/2019	6,900	(53)	(66)

						$(372)	$(202)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	19,500	$(213)	$0

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	4,900	(53)	0

							$(266)	$0

Total Written Options							$(638)	$(202)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.369%	$1,700	$10	$9	$19	$0

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.915	9,100	(242)	279	37	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369	4,700	30	22	52	0

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797	2,700	(113)	19	0	(94)

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.442	7,500	20	2	22	0

Total Swap Agreements							$(295)	$331	$130	$(94)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$19	$19	$(429)	$(1)	$0	$(430)	$(411)	$579	$168
BPS	92	0	0	92	(765)	0	0	(765)	(673)	617	(56)
BRC	2,139	0	37	2,176	(45)	0	0	(45)	2,131	(1,770)	361
BSS	346	0	0	346	0	0	0	0	346	(290)	56
CBK	2,106	0	52	2,158	(420)	(9)	0	(429)	1,729	(1,780)	(51)
DUB	0	0	0	0	(91)	0	0	(91)	(91)	124	33
GST	0	0	0	0	0	0	(94)	(94)	(94)	0	(94)
HUS	279	0	22	301	(2,357)	0	0	(2,357)	(2,056)	1,858	(198)
JPM	60	0	0	60	(3,116)	(47)	0	(3,163)	(3,103)	3,256	153
MYI	1,015	0	0	1,015	(43)	(145)	0	(188)	827	(600)	227
RYL	0	0	0	0	(148)	0	0	(148)	(148)	204	56
SCX	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
SSB	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$6,039	$0	$130	$6,169	$(7,421)	$(202)	$(94)	$(7,717)

110	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(n)

Securities with an aggregate market value of $7,027 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	490	490
Swap Agreements	0	2	0	0	476	478

	$0	$2	$0	$0	$973	$975

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,039	$0	$6,039
Swap Agreements	0	130	0	0	0	130

	$0	$130	$0	$6,039	$0	$6,169

	$0	$132	$0	$6,039	$973	$7,144

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$83	$83
Futures	0	0	0	0	687	687
Swap Agreements	0	145	0	0	385	530

	$0	$145	$0	$0	$1,155	$1,300

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,421	$0	$7,421
Written Options	0	0	0	202	0	202
Swap Agreements	0	94	0	0	0	94

	$0	$94	$0	$7,623	$0	$7,717

	$0	$239	$0	$7,623	$1,155	$9,017

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	111

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(118)	$(118)
Written Options	0	0	0	0	379	379
Futures	0	0	0	0	17,590	17,590
Swap Agreements	0	(1,164)	0	0	8,324	7,160

	$0	$(1,164)	$0	$0	$26,175	$25,011

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,066	$0	$5,066
Purchased Options	0	0	0	0	(9)	(9)
Written Options	0	6	0	729	0	735
Swap Agreements	0	58	0	0	0	58

	$0	$64	$0	$5,795	$(9)	$5,850

	$0	$(1,100)	$0	$5,795	$26,166	$30,861

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(106)	$(106)
Futures	0	0	0	0	(1,453)	(1,453)
Swap Agreements	0	(844)	0	0	(7,674)	(8,518)

	$0	$(844)	$0	$0	$(9,233)	$(10,077)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,089)	$0	$(3,089)
Purchased Options	0	0	0	0	(63)	(63)
Written Options	0	(6)	0	171	48	213
Swap Agreements	0	309	0	0	0	309

	$0	$303	$0	$(2,918)	$(15)	$(2,630)

	$0	$(541)	$0	$(2,918)	$(9,248)	$(12,707)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$458,650	$0	$458,650
Industrials	0	194,613	0	194,613
Utilities	0	44,991	0	44,991
Municipal Bonds & Notes
Illinois	0	805	0	805
U.S. Government Agencies	0	485,750	0	485,750
U.S. Treasury Obligations	0	170,786	0	170,786
Non-Agency Mortgage-Backed Securities	0	85,533	0	85,533
Asset-Backed Securities	0	124,030	0	124,030
Sovereign Issues	0	105,078	0	105,078
Preferred Securities
Banking & Finance	0	4,445	0	4,445
Short-Term Instruments
Certificates of Deposit	0	10,410	0	10,410
Repurchase Agreements	0	1,707	0	1,707
Argentina Treasury Bills	0	33	0	33

	$0	$1,686,831	$0	$1,686,831

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$104,927	$0	$0	$104,927

Total Investments	$104,927	$1,686,831	$0	$1,791,758

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(181,940)	$0	$(181,940)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	490	485	0	975
Over the counter	0	6,169	0	6,169

	$490	$6,654	$0	$7,144

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(770)	(530)	0	(1,300)
Over the counter	0	(7,717)	0	(7,717)

	$(770)	$(8,247)	$0	$(9,017)

Total Financial Derivative Instruments	$(280)	$(1,593)	$0	$(1,873)

Totals	$104,647	$1,503,298	$0	$1,607,945

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

112	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.5%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.2%

Preferred Term Securities Ltd.
3.193% (US0003M + 0.860%) due 07/03/2033 ~	$412	$395

INDUSTRIALS 0.5%

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	881	859

Total Corporate Bonds & Notes (Cost $1,200)		1,254

U.S. GOVERNMENT AGENCIES 123.6%

Fannie Mae
0.000% due 07/25/2022 (b)(c)	4	4
0.200% due 02/25/2043 •(a)	277	2
1.581% due 04/25/2055	256	17
1.660% due 08/25/2055	161	9
1.664% due 08/25/2054	212	13
1.744% due 10/25/2046 ~(a)	43	2
1.849% due 07/25/2044 ~(a)	172	10
1.866% due 07/25/2052 ~(a)	159	8
1.882% due 07/25/2044 ~(a)	133	8
1.959% due 01/25/2045 ~(a)	120	5
1.964% due 03/25/2045 ~(a)	141	7
2.107% due 07/25/2045 ~(a)	554	38
2.138% due 03/25/2034 •	154	153
2.155% due 09/25/2045 ~(a)	141	9
2.164% due 01/25/2022 - 08/25/2044 ~(a)	2,846	69
2.168% due 08/25/2034 •	10	10
2.205% due 12/25/2036 •	901	892
2.318% due 12/25/2048 •	862	858
2.385% due 06/25/2033 •	16	16
2.405% due 06/25/2032 •	85	83
2.441% due 04/18/2028 •	1	1
2.468% due 05/25/2023 - 07/25/2036 •	517	518
2.500% due 07/01/2046 - 12/01/2046	599	593
2.518% due 03/25/2032 •	148	149
2.568% due 11/25/2032 •	31	31
2.668% due 02/25/2024 •	55	55
2.678% due 04/25/2037 •	644	644
2.718% due 10/25/2037 •	637	646
2.850% due 04/25/2043 - 06/25/2043 •	1,300	1,324
2.944% due 07/25/2039	854	891
2.972% due 06/25/2043 •	967	951
3.000% due 03/25/2043 •	282	283
3.000% due 07/25/2045 - 05/01/2049	7,276	7,356
3.000% due 04/25/2046 (a)	581	59
3.018% due 04/25/2023 - 04/25/2032 •	69	71
3.500% due 03/25/2044 - 08/25/2044	1,852	2,026
3.500% due 04/25/2046 (a)	447	22
3.575% due 02/01/2026	500	542
3.582% due 06/25/2044 •(a)	892	95
3.683% due 08/01/2042 - 10/01/2044 •	585	598
3.719% due 03/01/2032 •	9	9
3.800% due 02/01/2036 •	257	257
3.820% due 01/01/2029	500	565
3.837% due 08/01/2027 •	53	54
3.987% due 09/01/2035 •	14	14
3.992% due 02/01/2035 •	15	15
3.994% due 09/01/2034 •	103	107
4.000% due 06/01/2033 - 11/25/2045	1,575	1,730
4.097% due 10/01/2035 •	8	8
4.106% due 01/01/2035 •	21	22
4.107% due 01/01/2035 •	29	30
4.122% due 01/01/2035 •	16	17
4.142% due 01/01/2035 •	88	91
4.173% due 05/01/2035 •	109	113
4.178% due 03/01/2035 •	3	3
4.184% due 05/01/2035 •	13	14
4.186% due 10/01/2035 •	23	25
4.249% due 11/01/2034 •	9	9
4.252% due 12/01/2034 •	2	3
4.385% due 11/01/2035 •	25	26
4.393% due 05/25/2035	79	83

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.415% due 07/01/2035 •	$35	$37
4.416% due 04/01/2035 •	40	41
4.428% due 03/01/2035 •	10	10
4.433% due 10/25/2045 •	203	242
4.441% due 02/01/2035 •	39	40
4.450% due 01/01/2035 •	17	17
4.500% due 09/01/2033 - 08/25/2043	1,431	1,634
4.545% due 12/01/2034 - 05/01/2038 •	544	572
4.567% due 03/01/2035 •	10	11
4.567% due 11/25/2035 •(a)	1,246	202
4.603% due 10/01/2028 •	6	7
4.628% due 05/01/2035 - 07/01/2035 •	70	73
4.635% due 12/01/2034 - 10/01/2037 •	883	928
4.642% due 09/01/2041 •	194	204
4.667% due 02/01/2035 •	22	23
4.678% due 02/01/2035 •	12	12
4.709% due 04/01/2033 •	34	35
4.713% due 01/01/2036 •	185	196
4.729% due 02/01/2035 •	22	23
4.757% due 06/01/2030 •	6	6
4.780% due 11/01/2035 •	26	26
4.805% due 02/01/2035 •	10	11
4.833% due 07/01/2035 •	52	55
4.915% due 02/01/2042 •	88	92
4.938% due 05/01/2035 •	68	71
5.005% due 10/01/2032 •	114	115
6.500% due 09/25/2023 - 01/25/2032	58	64
6.500% due 04/25/2038 (a)	28	6
7.000% due 09/25/2023	5	5
7.750% due 08/25/2022	2	2

Fannie Mae UMBS
2.000% due 01/01/2028 - 09/01/2029	481	481
2.500% due 06/01/2028 - 08/01/2028	818	828
3.000% due 06/01/2029 - 10/01/2038	2,709	2,793
3.500% due 05/01/2034 - 03/01/2048	9,671	10,149
4.000% due 07/01/2033 - 09/01/2048	18,937	20,161
4.500% due 07/01/2039 - 01/01/2049	2,888	3,101
5.000% due 06/01/2021 - 05/01/2049	2,543	2,726
5.500% due 08/01/2024 - 12/01/2048	948	1,051
6.000% due 03/01/2022 - 11/01/2040	1,298	1,463
6.500% due 11/01/2028 - 11/01/2037	655	745
7.500% due 09/01/2034	1	1

Fannie Mae UMBS, TBA
2.500% due 10/01/2034 - 11/01/2049	5,150	5,145
3.000% due 11/01/2034 - 11/01/2049	8,050	8,189
3.500% due 11/01/2049	1,100	1,129
4.000% due 11/01/2034	600	624
4.500% due 11/01/2034 - 11/01/2049	20,900	21,996
5.000% due 11/01/2049	4,700	5,039

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(c)	1,863	1,608
0.885% due 01/25/2023 ~(a)	21,253	452
1.107% due 11/25/2022 ~(a)	9,718	251
1.324% due 04/25/2021 ~(a)	5,917	88
1.372% due 11/25/2019 ~(a)	1,033	0
1.450% due 11/15/2040 •	357	345
1.635% due 10/15/2037 ~(a)	44	2
1.647% due 11/15/2038	125	8
1.663% due 08/15/2041	40	2
1.707% due 11/25/2019 ~(a)	14,994	0
1.791% due 08/15/2036	90	6
1.812% due 10/15/2037 ~(a)	18	1
1.994% due 05/15/2037 ~(a)	40	2
2.071% due 10/15/2041 ~(a)	91	5
2.133% due 03/15/2037 ~(a)	43	3
2.227% due 11/15/2036 ~(a)	114	8
2.267% due 02/15/2038 ~(a)	98	6
2.268% due 06/15/2038 ~(a)	82	6
2.278% due 05/15/2035 •	37	37
2.419% due 11/25/2021 •	77	77

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.439% due 09/25/2021 •	$31	$31
2.478% due 12/15/2031 •	57	57
2.500% due 12/01/2032 - 09/01/2046	2,781	2,795
2.528% due 09/15/2030 - 06/15/2042 •	549	551
2.580% due 10/15/2037 - 04/15/2038 •	937	932
3.000% due 06/01/2027 - 05/15/2048	7,529	7,726
3.095% due 02/15/2021 •	17	17
3.492% due 02/25/2045 •	162	163
3.500% due 12/15/2022 - 12/01/2048	3,210	1,901
3.500% due 01/15/2043 - 08/15/2045 (a)	1,058	136
3.592% due 11/01/2028 •	1	1
4.000% due 03/15/2042 - 05/15/2048	4,860	5,314
4.000% due 09/15/2045 - 04/15/2046 (a)	2,034	335
4.100% due 08/01/2025 •	1	1
4.173% due 01/15/2043 •(a)	1,964	323
4.307% due 11/01/2036 •	122	129
4.365% due 09/01/2034 •	274	290
4.500% due 03/15/2021 - 04/01/2044	663	720
4.610% due 09/01/2035 •	96	100
4.638% due 08/01/2036 •	18	19
4.674% due 02/01/2035 •	2	2
4.689% due 11/01/2031 •	17	18
4.707% due 10/01/2039 •	503	530
4.730% due 02/01/2028 •	17	17
4.741% due 01/01/2035 •	16	17
4.744% due 05/01/2032 •	15	15
4.750% due 03/01/2035 •	9	9
4.765% due 01/01/2034 •	11	11
4.779% due 04/01/2035 •	35	37
4.791% due 04/01/2035 •	25	27
4.957% due 02/01/2035 •	12	12
5.000% due 09/01/2033 - 03/01/2049	3,533	3,895
5.000% due 02/01/2035 •	4	4
5.013% due 03/01/2035 •	5	6
5.032% due 06/01/2035 •	24	25
5.500% due 04/01/2027 - 09/01/2039	1,698	1,927
5.500% due 10/15/2035 (a)	184	40
6.000% due 02/01/2024 - 05/01/2040	1,193	1,353
6.500% due 12/15/2023 - 03/15/2029	238	279
6.666% due 05/15/2035 •	137	167
7.000% due 05/15/2037	443	581
7.599% due 05/15/2041 •	199	254
8.000% due 06/15/2026	3	3

Freddie Mac UMBS
4.000% due 11/01/2048	4,000	4,153

Ginnie Mae
0.766% due 06/20/2042	248	8
0.978% due 12/20/2045 ~(a)	237	6
1.159% due 09/20/2045 ~(a)	280	10
1.219% due 11/20/2045 ~(a)	212	7
1.345% due 06/20/2042 ~(a)	227	8
1.411% due 06/20/2043 ~(a)	188	6
2.000% due 03/20/2043	73	72
2.278% due 08/16/2032 •	47	47
2.400% due 08/20/2044 •	2,338	2,329
2.579% due 02/20/2068 •	81	81
2.659% due 05/20/2065 •	51	51
2.709% due 03/20/2061 •	48	48
2.869% due 01/20/2065 •	67	67
2.949% due 09/20/2063 •	859	863
2.979% due 09/20/2065 •	857	861
3.000% due 05/20/2039 (a)	230	8
3.000% due 02/15/2043 - 09/20/2047	2,775	2,870
3.229% due 04/20/2063 •	1,497	1,522
3.479% due 09/20/2045	138	174
3.500% due 02/15/2042 - 03/20/2048	7,439	7,878
3.500% due 08/20/2042 (a)	434	63
3.500% due 03/20/2047 (e)	1,497	1,573
3.507% due 08/20/2063	1,420	1,433
3.529% due 09/20/2063 •	725	737
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2026 ~	7	7
4.000% due 03/15/2045 - 09/20/2049	9,198	8,708

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	113

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/20/2049 (e)	$1,492	$1,557
4.036% due 11/20/2045 •(a)	968	184
4.070% due 01/15/2050	1,231	1,245
4.125% (H15T1Y + 1.500%) due 12/20/2021 ~	1	1
4.500% due 01/15/2035 - 05/20/2049	2,881	3,105
4.500% due 04/20/2049 (e)	2,430	2,543
5.000% due 11/20/2034 - 04/20/2049	2,933	3,185
5.000% due 08/20/2045 •	85	95
5.500% due 09/15/2033 - 12/15/2039	234	268
6.000% due 05/20/2042	70	80
6.500% due 07/15/2024 - 08/15/2038	335	374
7.500% due 08/15/2027	0	1

Ginnie Mae, TBA
3.000% due 10/01/2049 - 11/01/2049	11,950	12,257
3.500% due 10/01/2049 - 11/01/2049	10,150	10,517
4.000% due 10/01/2049 - 11/01/2049	9,850	10,257
5.000% due 12/01/2049	1,500	1,585

Total U.S. Government Agencies (Cost $223,180)		227,165

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.4%

BAMLL Commercial Mortgage Securities Trust
3.228% due 03/15/2034 •	1,000	1,004

Banc of America Funding Trust
2.624% due 05/20/2035 ^•	40	36
4.647% due 01/20/2047 ^~	270	263
4.991% due 03/26/2036 ~	149	149

Banc of America Mortgage Trust
4.973% due 07/20/2032 ~	7	7

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.298% due 01/25/2035 •	21	21

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2024	1,000	1,076

Citigroup Mortgage Loan Trust
2.818% due 08/25/2035 ^•	469	437

Countrywide Alternative Loan Trust
2.228% due 05/25/2035 •	347	334
2.244% due 07/20/2046 ^•	69	58
2.268% due 09/25/2046 ^•	414	305
2.268% due 10/25/2046 ^•	75	54
2.324% due 09/20/2046 •	322	204
2.358% due 10/25/2046 ^•	348	214

Countrywide Home Loan Mortgage Pass-Through Trust
2.318% due 04/25/2046 ^•	9	0
2.358% due 03/25/2036 •	38	15
2.368% due 02/25/2036 ^•	12	3
2.598% due 04/25/2035 •	112	107
2.863% due 04/25/2035 ~	450	417
2.938% due 09/25/2034 •	122	86
4.463% due 06/19/2031 ~	31	31

Credit Suisse First Boston Mortgage Securities Corp.
4.308% due 09/25/2034 ~	28	28

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	757	766

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.258% due 06/25/2037 •	106	104

GreenPoint Mortgage Funding Trust
2.218% due 10/25/2046 ^•	264	235
2.218% due 12/25/2046 ^•	309	296
2.288% due 04/25/2036 ^•	15	48
2.338% due 09/25/2046 ^•	351	278
2.358% due 10/25/2046 ^•	339	273

GSR Mortgage Loan Trust
2.278% due 08/25/2046 •	247	134

HarborView Mortgage Loan Trust
2.236% due 07/21/2036 •	57	50
2.297% due 03/19/2036 ^•	35	34

HomeBanc Mortgage Trust
2.198% due 12/25/2036 •	80	80

IndyMac Mortgage Loan Trust
2.218% due 06/25/2046 •	103	92
2.218% due 11/25/2046 •	214	204

JPMorgan Mortgage Trust
2.918% due 11/25/2049 •	1,401	1,406

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	$695	$728
4.250% due 09/29/2046 «	1,230	1,343

La Hipotecaria Panamanian Mortgage Trust
3.508% due 11/24/2042 «•	791	823

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	397	399

Lehman XS Trust
2.338% due 11/25/2046 ^•	344	302

MASTR Adjustable Rate Mortgages Trust
2.618% due 05/25/2047 ^•	283	411
2.698% due 05/25/2047 ^•	283	309

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	971	177

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •	50	50

Motel 6 Trust
2.948% due 08/15/2034 •	840	842

Residential Accredit Loans, Inc. Trust
2.218% due 12/25/2046 ^•	194	178
2.248% due 05/25/2037 ^•	29	21
2.288% due 05/25/2046 ^•	130	117
4.066% due 08/25/2035 ^~	179	111

Sequoia Mortgage Trust
2.757% due 10/19/2026 •	33	33
2.804% due 10/20/2027 •	6	6

Structured Asset Mortgage Investments Trust
2.717% due 09/19/2032 •	18	18

Thornburg Mortgage Securities Trust
4.287% due 10/25/2046 •	122	124

UBS-Barclays Commercial Mortgage Trust
1.266% due 04/10/2046 ~(a)	3,037	99

WaMu Mortgage Pass-Through Certificates Trust
2.518% due 07/25/2044 •	98	100
2.718% due 12/25/2045 •	300	228

Washington Mutual Mortgage Pass-Through Certificates Trust
2.268% due 07/25/2046 ^•	2	2
3.166% due 12/25/2046 •	178	160

Total Non-Agency Mortgage-Backed Securities (Cost $14,232)		15,430

ASSET-BACKED SECURITIES 11.1%

ACE Securities Corp. Home Equity Loan Trust
2.158% due 07/25/2036 •	1,597	1,285

Aegis Asset-Backed Securities Trust
2.718% due 03/25/2035 •	300	289

Amortizing Residential Collateral Trust
2.718% due 10/25/2031 •	9	9

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.513% due 06/25/2028 •	8	8
2.648% due 09/25/2028 •	100	101

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	176	177

Bayview Opportunity Master Fund Trust
4.090% due 02/28/2034 þ	452	456
4.213% due 10/29/2033 þ	57	57

Benefit Street Partners CLO Ltd.
3.528% due 01/20/2029 •	800	801

Centex Home Equity Loan Trust
2.318% due 01/25/2032 •	12	12

CIT Group Home Equity Loan Trust
2.558% due 06/25/2033 •	44	44

Citigroup Mortgage Loan Trust
2.178% due 12/25/2036 •	836	581

Conseco Finance Home Equity Loan Trust
3.528% due 05/15/2032 •	154	154

Countrywide Asset-Backed Certificates
2.158% due 04/25/2047 •	196	192
2.268% due 02/25/2036 •	680	644
2.698% due 06/25/2033 •	21	21

Crown Point CLO Ltd.
3.713% due 07/17/2028	3,000	2,992

EMC Mortgage Loan Trust
3.518% due 08/25/2040 •	54	54

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Figueroa CLO Ltd.
3.203% due 01/15/2027 •	$1,943	$1,942

Flagship Ltd.
3.398% due 01/20/2026 •	56	56

GSAA Home Equity Trust
2.318% due 03/25/2037 •	256	156

Home Equity Asset Trust
2.618% due 11/25/2032 •	3	3

HSI Asset Securitization Corp. Trust
2.158% due 01/25/2037 •	430	343

Jamestown CLO Ltd.
3.523% due 01/17/2027 •	1,760	1,766

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	310	312
3.750% due 04/25/2059 þ	806	824

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 01/25/2037 •	1,131	597

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •	667	316

Mountain Hawk CLO Ltd.
3.098% due 07/20/2024 •	417	418

OFSI Fund Ltd.
2.953% due 03/20/2025 •	37	37

Option One Mortgage Loan Trust
2.158% due 01/25/2037 •	822	615

Residential Asset Securities Corp. Trust
2.268% due 11/25/2036 ^•	736	672

Saxon Asset Securities Trust
3.768% due 12/25/2037 •	223	212

Securitized Asset-Backed Receivables LLC Trust
2.790% due 01/25/2035 •	524	522

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	906	916

Staniford Street CLO Ltd.
3.299% due 06/15/2025 •	52	52

Structured Asset Investment Loan Trust
2.328% due 01/25/2036 •	1,300	1,247

United National Home Loan Owner Trust
7.410% due 03/25/2025 ^þ	28	28

Utah State Board of Regents
2.768% due 01/25/2057 •	1,095	1,095

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ	465	466

Total Asset-Backed Securities (Cost $19,584)		20,472

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.7%
		1,203

Total Short-Term Instruments (Cost $1,203)		1,203

Total Investments in Securities (Cost $259,399)		265,524

	SHARES
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%

PIMCO Short-Term Floating NAV Portfolio III	236,182	2,337

Total Short-Term Instruments (Cost $2,336)		2,337

Total Investments in Affiliates (Cost $2,336)		2,337

Total Investments 145.8% (Cost $261,735)		$267,861

Financial Derivative Instruments (f)(g) 0.0% (Cost or Premiums, net $(532))		(25)

Other Assets and Liabilities, net (45.8)%		(84,113)

Net Assets 100.0%		$183,723

114	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$1,203	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,229)	$1,203	$1,203

Total Repurchase Agreements						$(1,229)	$1,203	$1,203

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.260%	09/12/2019	10/10/2019	$(5,496)	$(5,503)

Total Reverse Repurchase Agreements					$(5,503)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (20.5)%
Fannie Mae UMBS, TBA	3.500%	10/01/2034	$16,500	$(17,092)	$(17,068)
Fannie Mae UMBS, TBA	4.000	11/01/2049	10,500	(10,889)	(10,903)
Fannie Mae UMBS, TBA	5.500	10/01/2049	4,000	(4,330)	(4,331)
Ginnie Mae, TBA	4.500	10/01/2049	2,000	(2,121)	(2,129)
Ginnie Mae, TBA	4.500	11/01/2049	1,850	(1,935)	(1,932)
Ginnie Mae, TBA	5.000	10/01/2049	1,300	(1,384)	(1,390)

Total Short Sales (20.5)%				$(37,751)	$(37,753)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(5,503)	$0	$(5,503)	$5,673	$170
FICC	1,203	0	0	1,203	(1,229)	(26)

Total Borrowings and Other Financing Transactions	$1,203	$(5,503)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	115

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(5,503)	$0	$0	$(5,503)

Total Borrowings	$0	$(5,503)	$0	$0	$(5,503)

Payable for reverse repurchase agreements					$(5,503)

(e)	Securities with an aggregate market value of $5,673 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(22,031) at a weighted average interest rate of 2.577%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2019	50	$5,957	$(32)	$0	$(2)
U.S. Treasury 10-Year Ultra December Futures	12/2019	24	3,418	(53)	0	(1)

				$(85)	$0	$(3)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	29	$(3,779)	$34	$2	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	8	(1,535)	27	0	(1)

				$61	$2	$(1)

Total Futures Contracts				$(24)	$2	$(4)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	08/07/2021	$3,000	$3	$29	$32	$0	$0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	08/07/2021	3,000	(6)	(41)	(47)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023	13,200	495	(785)	(290)	5	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	2,500	30	(173)	(143)	0	0
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	02/03/2026	12,000	46	(542)	(496)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	6,600	(263)	(415)	(678)	2	0
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026	1,600	(92)	(41)	(133)	0	0
Pay	3-Month USD-LIBOR	2.894	Semi-Annual	06/04/2028	600	0	71	71	0	(1)
Pay	3-Month USD-LIBOR	2.900	Semi-Annual	06/29/2028	1,200	0	143	143	0	(1)
Pay	3-Month USD-LIBOR	2.916	Semi-Annual	07/02/2028	300	0	34	34	0	0
Pay	3-Month USD-LIBOR	2.915	Semi-Annual	07/09/2028	1,000	0	115	115	0	(1)
Pay	3-Month USD-LIBOR	2.920	Semi-Annual	07/16/2028	600	0	69	69	0	0
Pay	3-Month USD-LIBOR	3.228	Semi-Annual	10/25/2028	600	0	92	92	0	0
Pay	3-Month USD-LIBOR	3.177	Semi-Annual	11/01/2028	600	0	89	89	0	0
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028	6,300	0	988	988	0	(3)
Pay	3-Month USD-LIBOR	3.142	Semi-Annual	11/20/2028	600	0	87	87	0	0
Pay	3-Month USD-LIBOR	3.113	Semi-Annual	11/21/2028	1,200	0	171	171	0	(1)
Pay	3-Month USD-LIBOR	3.100	Semi-Annual	12/17/2028	100	0	14	14	0	0

116	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	3.120%	Semi-Annual	12/17/2028	$200	$0	$29	$29	$0	$0
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029	600	0	60	60	0	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	1,100	(4)	(40)	(44)	0	0
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029	7,100	(559)	(223)	(782)	2	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	2,900	(35)	(15)	(50)	1	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	1,600	(28)	(37)	(65)	0	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	800	(1)	(32)	(33)	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047	450	(15)	(95)	(110)	0	(1)
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	(6)	(7)	0	0
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	100	(1)	3	2	0	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	100	0	(1)	(1)	0	0
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	1,600	17	18	35	0	(2)

Total Swap Agreements						$(414)	$(434)	$(848)	$11	$(10)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$11	$13	$0	$(4)	$(10)	$(14)

Cash of $2,064 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.313%	10/03/2019	1,000	$ 4	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.319	10/03/2019	500	2	0

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.727	11/06/2019	5,100	25	20

							$ 31	$20

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$100.813	10/03/2019	2,000	$7	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	101.969	11/06/2019	10,000	8	10

					$15	$10

Total Purchased Options					$46	$30

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$101.672	10/03/2019	2,000	$(11)	$(5)

GSC	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.203	10/03/2019	1,000	(3)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.781	10/03/2019	2,000	(10)	(1)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.781	10/03/2019	2,000	(10)	(6)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.906	11/06/2019	1,000	(4)	(2)
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	102.016	11/06/2019	1,500	(2)	(1)
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	102.055	11/06/2019	1,500	(2)	(2)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	117

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2049	$98.547	10/03/2019	1,000	$(3)	$0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	98.172	11/06/2019	6,700	(29)	(15)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	98.766	11/06/2019	4,000	(10)	(15)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	99.000	11/06/2019	1,500	(7)	(7)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.125	10/03/2019	1,000	(3)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.211	10/03/2019	2,000	(6)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.203	10/03/2019	2,000	(3)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.328	10/03/2019	500	(1)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.508	10/03/2019	2,000	(5)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.672	10/03/2019	1,000	(2)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.797	10/03/2019	1,500	(6)	(11)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.797	10/03/2019	1,500	(6)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.023	10/03/2019	1,500	(5)	(8)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.328	10/03/2019	500	(1)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.094	11/06/2019	1,000	(2)	(1)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.484	11/06/2019	1,500	(5)	(2)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.852	11/06/2019	500	(1)	(1)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.094	11/06/2019	1,000	(1)	(2)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	99.926	12/05/2019	1,500	(5)	(2)
	Call - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	103.922	10/03/2019	2,000	(2)	0

SAL	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.578	10/03/2019	500	(1)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.359	10/03/2019	1,000	(2)	(2)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.578	10/03/2019	500	(1)	(1)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.844	11/06/2019	1,500	(3)	(3)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.047	11/06/2019	1,000	(4)	(3)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	101.922	12/05/2019	1,500	(4)	(4)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	102.172	12/05/2019	1,500	(4)	(3)

Total Written Options					$(164)	$(97)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.740%	Quarterly	12/18/2019	$ 5,000	$0	$7	$7	$0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.753	Quarterly	12/18/2019	15,000	0	20	20	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.730	Quarterly	12/19/2019	5,000	0	7	7	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.605	Quarterly	12/20/2019	5,000	0	14	14	0

							$0	$48	$48	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	67,881	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2038	$441	$0	$(2)	$0	$(2)
	Pay	IOS.FN.550.08 Index	45,334	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	249	0	(1)	0	(1)

JPS	Pay	IOS.FN.600.08 Index	32,703	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	196	0	(1)	0	(1)

SAL	Pay	IOS.FN.550.08 Index	25,905	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	143	0	(1)	0	(1)

								$0	$(5)	$0	$(5)

Total Swap Agreements								$0	$43	$48	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
DUB	$0	$0	$0	$0	$0	$0	$(3)	$(3)	$(3)	$0	$(3)
FAR	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GLM	0	20	0	20	0	0	0	0	20	0	20

118	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
GSC	$0	$0	$0	$0	$0	$(12)	$0	$(12)	$(12)	$0	(12)
JPM	0	10	0	10	0	(64)	0	(64)	(54)	0	(54)
JPS	0	0	48	48	0	0	(1)	(1)	47	0	47
SAL	0	0	0	0	0	(16)	(1)	(17)	(17)	0	(17)

Total Over the Counter	$0	$30	$48	$78	$0	$(97)	$(5)	$(102)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	11	11

	$0	$0	$0	$0	$13	$13

Over the counter
Purchased Options	$0	$0	$0	$0	$30	$30
Swap Agreements	0	0	0	0	48	48

	$0	$0	$0	$0	$78	$78

	$0	$0	$0	$0	$91	$91

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	10	10

	$0	$0	$0	$0	$14	$14

Over the counter
Written Options	$0	$0	$0	$0	$97	$97
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$102	$102

	$0	$0	$0	$0	$116	$116

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$194	$194
Swap Agreements	0	0	0	0	(871)	(871)

	$0	$0	$0	$0	$(677)	$(677)

Over the counter
Purchased Options	$0	$0	$0	$0	$(37)	$(37)
Written Options	0	0	0	0	87	87
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$0	$52	$52

	$0	$0	$0	$0	$(625)	$(625)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	119

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(75)	$(75)
Swap Agreements	0	0	0	0	(698)	(698)

	$0	$0	$0	$0	$(773)	$(773)

Over the counter
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	90	90
Swap Agreements	0	0	0	0	52	52

	$0	$0	$0	$0	$137	$137

	$0	$0	$0	$0	$(636)	$(636)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$395	$0	$395
Industrials	0	859	0	859
U.S. Government Agencies	0	227,165	0	227,165
Non-Agency Mortgage-Backed Securities	0	12,536	2,894	15,430
Asset-Backed Securities	0	20,472	0	20,472
Short-Term Instruments
Repurchase Agreements	0	1,203	0	1,203

	$0	$262,630	$2,894	$265,524

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,337	$0	$0	$2,337

Total Investments	$2,337	$262,630	$2,894	$267,861

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(37,753)	$0	$(37,753)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	11	0	13
Over the counter	0	78	0	78

	$2	$89	$0	$91

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(10)	0	(14)
Over the counter	0	(102)	0	(102)

	$(4)	$(112)	$0	$(116)

Total Financial Derivative Instruments	$(2)	$(23)	$0	$(25)

Totals	$2,335	$224,854	$2,894	$230,083

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,943	$0	$(146)	$(1)	$(5)	$103	$0	$0	$2,894	$103

Totals	$2,943	$0	$(146)	$(1)	$(5)	$103	$0	$0	$2,894	$103

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,894	Proxy Pricing	Base Price	103.672-109.250

Total	$2,894

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

120	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 218.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$1,890	$1,905

Total Loan Participations and Assignments (Cost $1,863)			1,905

CORPORATE BONDS & NOTES 0.9%

BANKING & FINANCE 0.8%

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026		200	213
4.000% due 01/15/2024		100	106

Alpha Bank AE
2.500% due 02/05/2023 (j)	EUR	5,200	6,021

Banca Carige SpA
1.082% (EUR003M + 1.500%) due 05/25/2060 ~		2,400	2,636

Banca Monte dei Paschi di Siena SpA
2.000% due 01/29/2024 (j)		8,275	9,530

Banco La Hipotecaria S.A.
4.750% due 11/15/2022 (j)		$15,000	15,442

Physicians Realty LP
3.950% due 01/15/2028 (j)		2,784	2,919

Preferred Term Securities Ltd.
2.419% (US0003M + 0.300%) due 03/22/2037 ~		399	356
2.419% (US0003M + 0.300%) due 09/22/2037 ~		3,267	2,940
2.469% (US0003M + 0.350%) due 03/22/2038 ~		1,992	1,823
2.499% (US0003M + 0.380%) due 09/23/2035 ~		420	407
2.699% (US0003M + 0.580%) due 03/23/2035 ~		4,000	3,500

WP Carey, Inc.
4.250% due 10/01/2026		200	214

			46,107

INDUSTRIALS 0.1%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025		1,600	1,722

Times Square Hotel Trust
8.528% due 08/01/2026		335	394

			2,116

Total Corporate Bonds & Notes (Cost $45,236)			48,223

U.S. GOVERNMENT AGENCIES 132.7%

Fannie Mae
0.000% due 01/25/2033 - 05/25/2048 (b)(f)		14,605	13,442
0.200% due 02/25/2043 •(a)		7,888	56
0.269% due 01/25/2044 ~(a)		6,439	46
0.911% due 09/25/2022 ~(a)		100,803	1,592
1.350% due 01/25/2043 •		2,027	1,874
1.500% due 03/25/2042		2,387	2,100
1.581% due 04/25/2055		3,588	240
1.660% due 08/25/2055		2,251	132
1.664% due 08/25/2054		1,452	92
1.744% due 10/25/2046 ~(a)		738	42
1.781% due 04/25/2046 ~(a)		2,300	117
1.798% due 09/01/2043 •		7,478	7,596
1.800% due 01/25/2043 •		1,155	1,135
1.849% due 07/25/2044 ~(a)		2,414	141
1.866% due 07/25/2052 ~(a)		2,220	116
1.882% due 07/25/2044 ~(a)		2,916	168
1.932% due 08/25/2047 •(a)		75,724	6,004
1.959% due 01/25/2045 ~(a)		2,257	101
1.964% due 03/25/2045 ~(a)		1,978	100
1.982% due 01/25/2033 •		3,525	3,587
2.000% due 12/25/2042		84	68
2.107% due 07/25/2045 ~(a)		9,598	662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.132% due 02/25/2033 •	$4,548	$4,561
2.155% due 09/25/2045 ~(a)	2,396	159
2.164% due 08/25/2044 ~(a)	1,992	112
2.240% due 05/25/2047 •	7,939	7,870
2.318% due 05/25/2048 •	11,978	11,856
2.318% due 12/25/2048 •(j)	73,202	72,894
2.413% due 01/01/2047 •	238	240
2.500% due 06/25/2022	1	1
2.500% due 12/25/2027 - 02/25/2028 (a)	9,682	612
2.540% due 08/01/2026 (j)	11,608	11,956
2.600% due 09/01/2024 (j)	15,400	15,769
2.618% due 02/25/2024 •	4	5
2.650% due 06/01/2027	1,299	1,342
2.750% due 10/01/2028	3,005	3,121
2.760% due 10/25/2042 •	509	507
2.868% due 07/25/2038 - 12/25/2039 •	831	849
2.900% due 03/25/2047 •	256	275
2.930% due 01/01/2031	1,207	1,264
2.940% due 02/25/2049	17,779	17,757
2.950% due 07/01/2029	1,550	1,649
2.972% due 11/25/2042 - 01/25/2043 •	5,011	4,965
2.978% due 03/25/2043 •	27,434	27,718
3.000% due 12/25/2021 - 12/25/2048 (a)	242,089	23,909
3.000% due 09/25/2022 - 09/25/2048	65,136	63,609
3.000% due 03/25/2043 •	1,974	1,978
3.000% due 09/01/2043 - 05/01/2058 (j)	44,554	45,572
3.010% due 04/01/2024 (j)	27,330	28,421
3.030% due 07/01/2029	2,150	2,299
3.110% due 04/01/2024 (j)	8,500	8,952
3.225% due 04/01/2048 •	531	545
3.233% due 05/01/2047 •	6,087	6,258
3.278% due 03/25/2033 •	11,009	11,925
3.330% due 07/01/2022	1,894	1,955
3.330% due 02/01/2026 (j)	23,962	25,821
3.360% due 02/01/2032 (j)	11,385	12,501
3.370% due 10/01/2025 (j)	33,576	35,444
3.411% due 05/25/2043 •	3,311	3,552
3.417% due 05/01/2048 •	444	452
3.420% due 11/01/2025 (j)	32,400	35,028
3.430% due 03/01/2033	1,000	1,070
3.490% due 07/01/2026	4,010	4,359
3.500% due 10/25/2021 - 11/25/2047 (a)	186,298	21,626
3.500% due 10/25/2027 - 04/25/2046	46,579	18,843
3.523% due 06/01/2048 •	2,005	2,064
3.560% due 02/25/2047	17,255	3,519
3.567% due 06/01/2048 •	542	558
3.575% due 02/01/2026 (j)	12,198	13,218
3.582% due 06/25/2044 •(a)	11,872	1,261
3.610% due 12/01/2025 (j)	24,400	26,765
3.620% due 01/01/2029	4,946	5,486
3.660% due 02/01/2026 (j)	20,825	22,724
3.660% due 05/25/2042 - 09/25/2048	20,145	2,381
3.750% due 05/25/2033 - 01/25/2044	2,414	2,669
3.760% due 08/25/2041	14,784	1,959
3.780% due 01/01/2029	5,350	6,024
3.790% due 01/01/2029 (j)	63,578	70,629
3.840% due 02/01/2029	2,570	2,914
3.850% due 01/01/2029	8,383	9,489
3.930% due 02/01/2031	1,309	1,498
3.932% due 10/25/2043 •(a)	28,345	5,923
3.934% due 06/25/2048	15,343	3,002
3.940% due 03/25/2042	3,494	603
3.942% due 12/25/2036 •(a)	700	116
3.950% due 02/01/2031	1,098	1,254
3.982% due 07/25/2046 - 07/25/2049 •(a)	95,379	19,749
3.982% due 05/25/2049	35,439	7,067
4.000% due 01/25/2033 - 05/25/2049 (a)	155,871	25,086
4.000% due 06/01/2033 - 04/25/2045	42,059	9,878

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2033 (j)	$1,524	$1,606
4.000% due 03/25/2047 •	33	33
4.002% due 09/25/2049 •(a)	34,753	5,919
4.032% due 10/25/2042 - 06/25/2049 •(a)	75,656	12,963
4.032% due 01/25/2049 •(a)	12,928	1,818
4.032% due 06/25/2049 (a)	11,802	2,691
4.050% due 12/01/2028	3,720	4,216
4.082% due 06/25/2037 - 03/25/2045 •(a)	43,145	9,033
4.132% due 08/25/2042 - 01/25/2049 •(a)	44,676	7,540
4.182% due 06/25/2040 - 05/25/2048 •(a)	77,206	11,855
4.182% due 05/25/2048 •	15,154	16,429
4.200% due 12/25/2042 - 10/25/2043 •	5,076	5,448
4.232% due 02/25/2043 •(a)	23,808	3,753
4.310% due 11/25/2036	1,892	372
4.370% due 12/01/2034 •	261	270
4.433% due 11/25/2042 - 10/25/2045 •	7,492	8,360
4.500% due 02/01/2038 - 08/01/2040	137	143
4.500% due 09/25/2046 (a)	3,585	644
4.509% due 08/25/2043 ~	38	40
4.582% due 09/25/2040 •(a)	3,028	418
4.587% due 05/25/2042 ~	35	36
4.593% due 01/01/2035 •	294	308
4.611% due 06/01/2035 •	84	89
4.624% due 11/25/2042 - 05/25/2043 •	573	601
4.632% due 05/25/2036 - 04/25/2037 •(a)	2,995	299
4.666% due 08/25/2033 •	752	826
4.682% due 10/25/2026 - 08/25/2040 •(a)	4,575	437
4.732% due 09/25/2039 •(a)	128	20
4.782% due 12/25/2032 •(a)	2,497	411
4.807% due 01/01/2035 •	669	705
4.816% due 12/01/2035 •	1,177	1,248
4.822% due 11/25/2041	3,331	4,017
4.882% due 04/25/2038 •(a)	919	151
5.000% due 11/01/2033 - 01/25/2043	2,217	2,368
5.082% due 10/25/2034 •(a)	1,706	267
5.120% due 06/25/2043	6,798	7,739
5.500% due 02/25/2029 (a)	14	2
5.500% due 01/25/2032 ~(a)	238	41
5.500% due 07/25/2034 - 11/01/2036	3,435	3,844
5.500% due 10/25/2041 •	672	733
5.682% due 08/25/2034 •(a)	953	186
6.000% due 04/25/2032 - 02/25/2033 (a)	412	72
6.000% due 02/25/2034	180	203
6.133% due 08/25/2043 •	1,064	1,279
6.300% due 06/25/2031 ~	46	46
6.500% due 04/25/2038 (a)	451	98
7.000% due 12/25/2023 - 03/25/2049	75	94
7.834% due 01/25/2041 •	4,985	6,640
7.926% due 05/25/2043 •	763	1,002
8.623% due 03/25/2040 •	262	316
11.028% due 09/25/2024	11	13
14.091% due 09/25/2023 •	3	3
17.446% due 12/25/2036 •	96	140

Fannie Mae UMBS
2.500% due 01/01/2033 (j)	14,353	14,400
2.500% due 01/01/2033	2,775	2,784
3.000% due 04/01/2031 - 12/01/2046 (j)	67,276	69,363
3.500% due 03/01/2038 - 01/01/2047 (j)	43,474	45,577
3.500% due 05/01/2049	928	969
4.000% due 12/01/2036 - 08/01/2049	65,826	69,335
4.000% due 01/01/2037 - 06/01/2049 (j)	627,031	660,326
4.500% due 04/01/2031 - 07/01/2042	7,348	7,971

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	121

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/01/2038 - 01/01/2049 (j)	$125,493	$133,572
5.000% due 06/01/2048 - 02/01/2049 (j)	24,483	26,543
5.000% due 12/01/2048 - 05/01/2049	131,645	141,425

Fannie Mae UMBS, TBA
2.500% due 10/01/2034 - 12/01/2049	996,400	992,862
3.000% due 10/01/2049 - 12/01/2049	1,084,700	1,100,570
4.000% due 10/01/2034 - 11/01/2049	328,975	341,504
4.500% due 11/01/2034 - 11/01/2049	147,700	155,622
5.000% due 11/01/2049	216,650	232,273
6.000% due 10/01/2049	2,000	2,213

Freddie Mac
0.000% due 09/15/2032 - 10/15/2058 (b)(f)	235,194	205,665
0.641% due 08/25/2022 ~(a)	103,631	1,228
0.735% due 07/25/2024 ~(a)	137,987	3,518
0.948% due 09/25/2022 ~(a)	43,002	917
1.056% due 04/25/2034 ~(a)	134,865	12,857
1.635% due 10/15/2037 ~(a)	750	29
1.647% due 11/15/2038	2,200	140
1.663% due 08/15/2041	699	39
1.707% due 11/25/2019 ~(a)	43,008	1
1.791% due 08/15/2036	1,260	83
1.812% due 10/15/2037 ~(a)	253	11
1.923% due 07/15/2047 •(a)	55,917	4,526
1.994% due 05/15/2037 ~(a)	558	31
2.071% due 10/15/2041 ~(a)	1,275	75
2.133% due 03/15/2037 ~(a)	758	51
2.138% due 10/15/2038 ~(a)	9,453	663
2.169% due 01/15/2038 ~(a)	6,422	446
2.227% due 11/15/2036 ~(a)	1,941	138
2.267% due 02/15/2038 ~(a)	1,726	110
2.268% due 06/15/2038 ~(a)	1,386	108
2.274% due 02/15/2033	3,068	3,398
2.473% due 08/15/2040 •(a)	3,977	351
2.500% due 09/15/2027 - 03/15/2031 (a)	65,212	4,284
2.500% due 12/15/2027 - 01/15/2033	12,716	8,985
2.528% due 06/15/2042 •(j)	24,130	24,217
2.580% due 10/15/2037 - 10/15/2038 •	10,391	10,366
2.580% due 01/15/2038	6,422	6,374
2.600% due 03/15/2045	719	713
2.626% due 01/15/2033 •	1,276	1,380
2.700% due 08/01/2023 (j)	16,800	17,043
2.852% due 10/15/2037	17,988	18,033
2.880% due 11/15/2042 •	4,536	4,477
2.907% due 10/15/2042 •	1,426	1,442
2.940% due 11/15/2032 •	358	365
2.950% due 12/25/2047 ~	1,463	1,484
2.959% due 05/15/2033 - 08/15/2047 •	5,790	5,994
2.967% due 01/15/2043 •	4,719	4,760
2.973% due 04/15/2042 •(a)	3,968	463
2.987% due 10/25/2046 ~	3,796	3,891
3.000% due 04/15/2027 - 04/15/2049 (a)	83,936	8,865
3.000% due 08/15/2027 - 06/15/2048	81,135	46,983
3.314% due 12/15/2027 ~(a)	2,271	171
3.353% due 07/15/2043	893	910
3.500% due 01/15/2032 - 05/15/2049 (a)	105,719	12,110
3.500% due 01/01/2038 - 03/01/2049 (j)	20,041	20,870
3.500% due 02/15/2041 - 04/15/2054	92,633	88,588
3.516% due 05/15/2042 - 08/15/2042	10,370	1,482
3.554% due 09/25/2024 ~	13,400	12,908
3.666% due 06/15/2048	14,414	2,001
3.716% due 03/15/2048	5,951	967
3.863% due 09/15/2043 •(a)	23,479	4,264

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.946% due 10/25/2049 (c)	$10,000	$2,299
3.964% due 10/15/2049 (c)	33,000	7,624
3.973% due 10/15/2036 - 07/15/2042 •(a)	49,934	8,137
4.000% due 02/15/2031 - 06/01/2048	36,474	25,330
4.000% due 01/15/2033 - 02/15/2047 •	11,536	12,268
4.000% due 12/01/2040 - 06/01/2048 (j)	132,837	139,942
4.000% due 03/15/2042 - 09/15/2048 (a)	17,055	2,674
4.023% due 08/15/2041 - 09/15/2044 •(a)	20,240	2,867
4.023% due 08/25/2049	10,855	2,271
4.073% due 12/15/2042 - 02/15/2044 •(a)	26,642	3,914
4.123% due 08/15/2025 - 10/15/2048 •(a)	156,163	21,359
4.125% due 06/15/2041 þ	8,516	9,470
4.173% due 01/15/2033 - 06/15/2048 •(a)	18,563	2,558
4.216% due 09/15/2035	781	124
4.255% due 04/15/2032 •(a)	2,756	380
4.327% due 12/15/2042 •	1,732	1,944
4.403% due 02/15/2037 •(a)	868	160
4.433% due 07/15/2037 - 08/15/2045 •	8,082	9,580
4.473% due 01/15/2039 •(a)	1,619	57
4.500% due 08/01/2030 - 06/01/2048	3,951	4,296
4.500% due 12/01/2041 (j)	3,233	3,517
4.500% due 07/15/2042 (a)	4,672	875
4.500% due 04/15/2044 - 12/15/2046 •	7,477	7,650
4.573% due 01/15/2041 •(a)	648	118
4.623% due 02/15/2032 - 03/15/2035 •(a)	1,751	183
4.635% due 05/15/2043 •	933	1,074
4.673% due 09/15/2026 - 07/15/2042 •(a)	5,004	698
4.723% due 03/15/2037 •(a)	944	117
5.000% due 10/15/2042 - 11/15/2046 •	10,032	10,968
5.000% due 03/01/2049 (j)	70,716	77,990
5.500% due 02/15/2033 - 01/01/2038	1,776	1,982
5.500% due 05/15/2041 - 09/15/2041 •	1,751	2,117
5.745% due 10/15/2040 •	284	306
5.845% due 01/15/2041 •	1,081	1,287
5.967% due 09/17/2032 •	29	31
5.973% due 06/15/2031 •(a)	210	42
6.000% due 07/15/2035	467	677
6.000% due 03/15/2044 (a)	526	125
6.395% due 12/15/2023 •(a)	360	29
6.666% due 05/15/2035 •	274	333
7.000% due 03/01/2039	41	47
7.500% due 06/15/2042 •	1,237	1,457
7.599% due 05/15/2041 •	842	1,076
7.828% due 04/15/2043 •	1,648	2,272
8.377% due 02/15/2041 •	558	767
8.666% due 05/15/2033 •	20	23
8.945% due 05/15/2033 •	7	9
9.020% due 05/15/2024 •(a)	202	29
10.899% due 05/15/2035 •	44	45
10.968% due 10/15/2033 •	334	416
11.218% due 10/25/2027 •	248	324
11.768% due 11/15/2034 •	12	16
12.768% due 03/25/2025 •	674	889
13.995% due 10/15/2023 •	30	35

Freddie Mac UMBS
3.500% due 08/01/2049 - 10/01/2049	2,094	2,187
4.000% due 11/01/2048 - 07/01/2049	56,213	58,474
4.000% due 01/01/2049 (j)	18,504	19,228
4.500% due 11/01/2048	5,167	5,473
4.500% due 11/01/2048 (j)	3,601	3,815

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.000% due 06/20/2040 - 11/16/2045 (b)(f)	$64,035	$58,246
0.000% due 05/16/2050 ~	5,908	5
0.033% due 04/16/2053 ~(a)	1,590	4
0.048% due 08/20/2047	14,225	444
0.141% due 08/16/2048 ~(a)	9,175	95
0.481% due 01/20/2047	15,051	441
0.511% due 10/20/2046	15,621	421
0.766% due 06/20/2042	4,058	134
0.772% due 06/20/2046 ~(a)	10,901	289
0.817% due 11/20/2046 ~(a)	16,508	548
0.971% due 05/20/2047 ~(a)	24,837	797
0.978% due 12/20/2045 ~(a)	3,314	87
1.159% due 09/20/2045 ~(a)	4,764	166
1.180% due 07/20/2046 ~(a)	15,803	476
1.192% due 11/20/2046 ~(a)	1,091	29
1.219% due 11/20/2045 ~(a)	2,968	101
1.230% due 08/20/2045 ~(a)	2,034	65
1.236% due 06/20/2049 •(a)	62,835	3,764
1.256% due 03/20/2048 •(a)	44,012	2,462
1.336% due 07/20/2041 ~(a)	3,319	106
1.345% due 06/20/2042 ~(a)	3,813	136
1.362% due 05/20/2040 ~(a)	11,010	406
1.411% due 06/20/2043 ~(a)	3,076	103
1.449% due 04/20/2043 ~(a)	21,300	659
1.456% due 10/20/2047 •(a)	19,240	1,337
1.645% due 05/16/2053 ~(a)	427	29
1.746% due 02/20/2049 •(a)	96,704	6,086
2.250% due 07/16/2045	3,575	3,421
2.294% due 03/20/2041 •	1,163	1,157
2.452% due 12/20/2042 ~	2,048	1,962
2.500% due 03/20/2045	2	2
2.500% due 08/20/2045 •	3,350	3,432
2.679% due 11/20/2060 •	1,260	1,259
2.729% due 03/20/2061 •	602	603
2.749% due 08/20/2062 •	1,036	1,037
2.789% due 08/20/2046	30,472	30,347
2.979% due 09/20/2065 •	2,492	2,505
3.000% due 05/20/2039 - 06/20/2046 (a)	30,690	2,311
3.000% due 01/20/2046 - 03/20/2048	12,221	950
3.000% due 09/20/2046 - 12/20/2046 (j)	37,371	38,551
3.065% due 01/20/2044	4,000	4,489
3.259% due 11/20/2065	14,336	14,411
3.279% due 02/20/2066 •	3,864	3,932
3.479% due 09/20/2045	323	406
3.496% due 05/20/2049 (a)	13,304	1,571
3.500% due 03/20/2042 - 05/20/2049	19,261	20,344
3.500% due 11/20/2042 - 09/20/2046 (a)	12,373	2,180
3.500% due 10/20/2044 - 04/20/2045 •	6,112	6,263
3.500% due 10/20/2046 - 01/20/2048 (j)	21,929	23,254
3.506% due 09/20/2043 •(a)	2,765	327
3.610% due 12/20/2035	25,421	4,043
3.817% due 10/20/2047	24,020	4,157
3.983% due 09/20/2049 •(a)	14,625	3,135
4.000% due 07/20/2039 - 09/20/2049	20,426	21,557
4.000% due 10/16/2044 (a)	2,517	389
4.000% due 01/20/2045 - 08/20/2049 (j)	180,545	189,108
4.000% due 11/20/2046 •	3,463	3,855
4.006% due 03/20/2049 •(a)	28,555	3,621
4.006% due 04/20/2049	38,113	6,031
4.023% due 06/16/2039 •(a)	1,980	232
4.036% due 11/20/2045 •(a)	10,928	2,081
4.056% due 01/20/2035 - 07/20/2043 •(a)	4,541	606
4.056% due 07/20/2049 (a)	17,869	2,790
4.073% due 11/16/2034 •(a)	716	129
4.156% due 09/20/2048 •(a)	19,927	1,275
4.206% due 02/20/2042 •(a)	472	16
4.206% due 04/20/2048 •	7,933	8,688
4.215% due 05/20/2041	3,470	525

122	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.373% due 01/16/2038 •(a)	$4,333	$440
4.423% due 02/16/2040 •(a)	3,928	645
4.500% due 07/20/2039 - 08/20/2049	29,893	31,322
4.500% due 12/16/2041 - 05/20/2043 (a)	3,811	400
4.500% due 05/20/2048 - 07/20/2049 (j)	214,412	224,620
4.536% due 10/20/2033 •(a)	1,065	128
4.797% due 02/20/2045 •	564	572
5.000% due 08/20/2034 - 07/20/2049	7,470	7,930
5.000% due 09/20/2038 - 05/16/2043 (a)	1,990	348
5.000% due 06/20/2045 - 08/20/2045 •	1,755	2,031
5.000% due 11/20/2048 - 06/20/2049 (j)	123,546	130,771
5.500% due 02/20/2034 - 04/20/2040	411	441
5.500% due 11/16/2037 (a)	59	4
5.512% due 12/20/2040 •	2,892	3,156
6.000% due 07/20/2038 - 06/20/2041	554	633
6.500% due 03/15/2035	786	918
7.500% due 11/15/2030	11	11
8.000% due 05/17/2034 •	74	77
9.676% due 10/20/2045	2,357	2,721

Ginnie Mae, TBA
3.000% due 11/01/2049	77,350	79,317
3.500% due 11/01/2049	62,400	64,628
4.000% due 10/01/2049 - 11/01/2049	212,750	221,265
5.000% due 10/01/2049 - 11/01/2049	84,500	89,056

Total U.S. Government Agencies (Cost $7,247,468)		7,318,494

U.S. TREASURY OBLIGATIONS 23.8%

U.S. Treasury Inflation Protected Securities (g)
0.375% due 07/15/2027	766	779
0.750% due 07/15/2028 (j)(l)(n)	8,476	8,916
0.875% due 01/15/2029 (j)	34,363	36,548

U.S. Treasury Notes
1.750% due 03/31/2022 (j)(l)(n)	22,900	22,990
1.750% due 05/31/2022 (j)	69,340	69,618
1.750% due 06/30/2022 (l)(n)	2,800	2,813
1.750% due 09/30/2022 (j)(n)	57,200	57,501
1.750% due 01/31/2023 (j)(l)(n)	25,350	25,490
1.875% due 08/31/2022 (j)(l)	57,200	57,692
2.000% due 07/31/2022 (j)(n)	37,500	37,942
2.000% due 10/31/2022 (j)	64,100	64,904
2.000% due 11/30/2022 (j)(l)	15,000	15,193
2.125% due 12/31/2021 (j)	92,400	93,421
2.125% due 06/30/2022 (j)	100,300	101,773
2.250% due 11/15/2025 (j)(n)	1,600	1,660
2.250% due 02/15/2027 (j)	137,850	143,849
2.250% due 08/15/2027 (j)	21,700	22,691
2.375% due 01/31/2023 (j)	61,800	63,382
2.375% due 05/15/2029 (j)	80,400	85,416
2.500% due 03/31/2023 (j)	45,750	47,201
2.500% due 02/28/2026 (j)	57,600	60,703
2.625% due 06/30/2023 (j)	25,000	25,959
2.625% due 12/31/2025 (j)	37,700	39,966
2.625% due 01/31/2026 (j)	60,500	64,177
2.625% due 02/15/2029 (j)	42,420	45,930
2.750% due 06/30/2025 (l)(n)	5,100	5,422
2.750% due 02/15/2028 (l)(n)	3,300	3,584
2.875% due 11/30/2025 (j)	75,400	80,983
3.000% due 09/30/2025 (j)	22,000	23,749

Total U.S. Treasury Obligations (Cost $1,267,179)		1,310,252

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.9%

Adjustable Rate Mortgage Trust
3.168% due 02/25/2035 •	4,386	4,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aggregator of Loans Backed by Assets PLC
1.964% due 04/24/2049	GBP	501	$617

American Home Mortgage Assets Trust
2.248% due 06/25/2037 •		$10,093	8,121
2.308% due 08/25/2037 ^•		10,992	10,264
3.722% due 01/25/2036 ~		1,436	1,194

American Home Mortgage Investment Trust
2.418% due 03/25/2046 •		8,891	8,572
3.000% due 06/25/2045 •		1,668	1,462
4.043% due 06/25/2045 •		271	275

Anthracite Ltd.
5.678% due 06/20/2041		6,716	897

Ashford Hospitality Trust
3.278% due 04/15/2035 •		8,335	8,324
3.478% due 05/15/2035 •		2,200	2,200
3.878% due 05/15/2035 •		1,600	1,603
4.128% due 04/15/2035 •		8,500	8,536
4.778% due 05/15/2035 •		2,300	2,307

Banc of America Alternative Loan Trust
2.378% due 06/25/2037 •		555	433
4.622% due 06/25/2037 ^•(a)		597	113
6.000% due 06/25/2046 ^		2,651	2,451

Banc of America Commercial Mortgage Trust
6.016% due 02/10/2051 ~		3,480	3,764
6.057% due 02/10/2051 ~		3,421	3,517

Banc of America Funding Trust
2.256% due 05/26/2037 •		35,487	31,479
2.315% due 01/27/2035 •		7,597	7,244
4.309% due 02/20/2036 ^~		1,432	1,396
4.647% due 01/20/2047 ^~		356	347
6.000% due 09/25/2036		27	27

Banc of America Mortgage Trust
4.308% due 11/20/2046 ^~		151	147
4.637% due 04/25/2035 ^~		348	335
4.826% due 06/25/2034 ~		96	97
4.843% due 05/25/2034 ~		59	60

Barclays Commercial Mortgage Securities Trust
4.419% due 07/15/2037 •		10,600	10,627

BCAP LLC Trust
2.483% due 01/26/2037 ~		4,394	4,042
4.000% due 03/26/2036 ~		132	132
4.309% due 02/26/2036 ~		7,511	7,300
4.379% due 01/26/2034 ~		165	164

Bear Stearns Adjustable Rate Mortgage Trust
4.041% due 10/25/2036 ^~		442	418
4.792% due 12/25/2046 ^•		847	789
4.817% due 12/25/2046 •		3,132	2,915
4.840% due 05/25/2037 ~		5,484	5,329

Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •		47	46
2.338% due 08/25/2036 ^•		8,324	8,918
2.518% due 01/25/2036 ^•		1,521	1,670
3.945% due 08/25/2036 ^~		7,057	6,009
4.201% due 09/25/2035 ^~		753	632
4.543% due 04/25/2035 ~		114	107

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		1,826	1,819
5.657% due 10/12/2041 ~		3,901	4,045

Bear Stearns Mortgage Funding Trust
2.248% due 09/25/2046 ^•		144	156

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~		3,648	3,257

BX Commercial Mortgage Trust
2.778% due 11/15/2035 •		46,096	46,140

BX Trust
3.228% due 07/15/2034 •		462	462

BXP Trust
3.379% due 06/13/2039		10,300	11,051

Chase Mortgage Finance Trust
4.534% due 02/25/2037 ~		109	113

ChaseFlex Trust
2.168% due 08/25/2037 •		4,749	5,060
2.358% due 05/25/2037 •		2,375	2,260
2.418% due 05/25/2037 •		8,700	7,526

Citigroup Commercial Mortgage Trust
3.308% due 07/15/2027 •		4,300	4,299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
0.000% due 06/27/2037 ~	$7,028	$7,332
3.228% due 03/25/2082 þ	5,323	5,336
3.258% due 04/25/2066 ~	4,459	4,470
4.084% due 02/20/2036 ~	5,057	4,924
4.810% due 05/25/2035 •	14	14
4.980% due 03/25/2036 ^•	52	53
6.000% due 08/25/2037 ~	2,843	2,228

Citigroup Mortgage Loan Trust, Inc.
4.430% due 08/25/2035 ^~	1,110	1,036

Civic Mortgage LLC
4.349% due 11/25/2022 þ	742	743

CLNS Trust
2.850% due 06/11/2032 •	10,100	10,084

COBALT CMBS Commercial Mortgage Trust
5.802% due 05/15/2046 ~	11,165	11,214

Commercial Mortgage Lease-Backed Certificates
8.054% due 06/20/2031 ~	9,526	10,348

Commercial Mortgage Trust
1.675% due 12/10/2045 ~(a)	5,638	237
2.867% due 02/10/2048	5,000	4,785
3.424% due 03/10/2031	10,000	10,456

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	59	50

Countrywide Alternative Loan Trust
2.138% due 06/25/2036 •	3,765	3,606
2.158% due 04/25/2047 •	496	476
2.198% due 11/25/2036 •	5,582	5,364
2.208% due 09/25/2046 ^•	2,756	2,624
2.298% due 08/25/2047 ^•	5,007	4,448
2.418% due 06/25/2036 ^•	2,168	1,282
2.684% due 11/20/2035 •	432	415
2.718% due 05/25/2036 •	247	140
3.582% due 06/25/2036 •(a)	2,146	562
3.661% due 03/25/2047 ^•	138	127
3.846% due 08/25/2035 •	6,626	6,667
3.946% due 09/25/2035 •	639	639
4.161% due 05/25/2036 ~	3,634	3,374
4.496% due 10/20/2035 •	1,782	1,565
4.932% due 10/25/2037 ^•(a)	7,814	2,483
5.500% due 07/25/2035	9,351	8,878
6.000% due 07/25/2036 ^	24,208	18,241
6.000% due 08/25/2036	2,716	2,801
6.000% due 08/25/2036 •	2,192	2,261
6.000% due 04/25/2037 ^	3,775	3,000
6.000% due 04/25/2037	5,397	4,088
6.000% due 07/25/2037	16,200	11,927
6.500% due 12/25/2036	11,246	8,282

Countrywide Asset-Backed Certificates
2.258% due 04/25/2036 ^•	333	307

Countrywide Home Loan Mortgage Pass-Through Trust
2.678% due 02/25/2035 •	619	620
3.776% due 01/25/2036 ~	89	85
3.842% due 03/25/2037 ^~	748	701
3.870% due 02/25/2047 ^~	919	846
3.996% due 01/25/2036 ^~	3,606	3,392
5.500% due 01/25/2035	337	352
5.750% due 05/25/2037 ^	35	27
5.750% due 07/25/2037 ^	2,568	2,159
6.000% due 01/25/2038	398	324
6.250% due 09/25/2037 ^	113	102
6.500% due 10/25/2037 ^	13,899	9,511
6.500% due 11/25/2037 ^	6,118	4,373

Countrywide Home Loan Reperforming REMIC Trust
2.358% due 01/25/2036 •	370	362
7.500% due 06/25/2035 ^	808	841

Credit Suisse Commercial Mortgage Trust
5.811% due 01/15/2049 ^~(d)	2,500	3,395

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	5,301	5,364
3.995% due 09/27/2047 ~	7,001	7,143
4.324% due 01/26/2047 ~	4,881	3,690
5.896% due 10/26/2036 ~	1,236	1,189
6.250% due 05/26/2048	7,787	5,993

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	4,843	4,876

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	123

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
4.660% due 07/25/2050		$8,236	$8,547
4.789% due 05/27/2053 ~		2,322	2,607

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.168% due 03/25/2037 ^•		1,746	1,667
2.258% due 01/25/2047 •		1,917	1,691
2.318% due 09/25/2047 ^•		27,342	25,093

Dukinfield PLC
1.768% due 08/15/2045 •	GBP	454	559

Eurosail PLC
1.550% due 09/13/2045 •		1,449	1,717

First Horizon Alternative Mortgage Securities Trust
2.744% due 07/25/2036 ~		$141	129

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~		156	131
4.632% due 11/25/2035 ~		26	25

GCCFC Commercial Mortgage Trust
6.608% due 06/10/2036 ~		834	854

Global Mortgage Securitization Ltd.
2.288% due 04/25/2032 •		2,549	2,469

GMAC Commercial Mortgage Securities, Inc. Trust
5.044% due 12/10/2041 ^~		10,355	10,350

GMAC Mortgage Corp. Loan Trust
5.500% due 05/25/2035 ~		18	18

Great Hall Mortgages PLC
2.275% due 06/18/2039 •		648	630

GS Mortgage Securities Corp. Trust
3.228% due 07/15/2031 •		9,225	9,220
3.478% due 07/15/2031 •		3,293	3,295
4.202% due 02/10/2029 ~		26,000	26,286
4.579% due 10/10/2032		26,200	27,286

GS Mortgage Securities Trust
1.471% due 08/10/2043 ~(a)		55,596	399

GSMPS Mortgage Loan Trust
2.368% due 01/25/2036 •		812	711
2.418% due 04/25/2036 •		8,390	7,159
4.172% due 01/25/2036 ~		5,203	5,140
4.255% due 03/25/2035 ~		5,441	5,566

GSMSC Resecuritization Trust
3.720% due 06/26/2037 ~		7,875	7,521

GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		894	515

Harben Finance PLC
1.561% due 08/20/2056 •	GBP	604	741

HarborView Mortgage Loan Trust
2.247% due 01/19/2038 •		$24,904	24,196
2.267% due 11/19/2036 •		8,705	8,031
2.677% due 08/19/2045 •		62	62
4.295% due 04/19/2034 ~		133	135
4.346% due 09/19/2035 •		8,722	8,140
4.446% due 10/19/2035 •		28,121	21,822

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	58,000	71,476

HSI Asset Loan Obligation Trust
2.388% due 12/25/2036 •		$919	324
4.612% due 12/25/2036 •(a)		900	219

HSI Asset Securitization Corp. Trust
2.828% due 07/25/2035 •		13,265	13,262

Hudson’s Bay Simon JV Trust
5.629% due 08/05/2034 ~		784	799

Impac Secured Assets Trust
2.188% due 01/25/2037 •		537	535
2.298% due 08/25/2036 •		2,171	1,899
2.368% due 05/25/2036 •		40	41

IndyMac Mortgage Loan Trust
2.198% due 02/25/2037 ^•		3,499	3,430
2.218% due 10/25/2036 •		12	12
2.798% due 12/25/2034 •		434	385
3.629% due 09/25/2036 ^~		3,600	3,230
3.684% due 09/25/2036 ^~		249	228
3.742% due 06/25/2037 ^~		16,116	13,752
4.036% due 08/25/2035 ~		70	65

Jefferies Resecuritization Trust
4.254% due 02/26/2036 ~		60	60
7.521% due 06/25/2047 ~		1,062	974

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Alternative Loan Trust
2.178% due 11/25/2036 ^•	$2,521	$2,215
2.338% due 09/25/2036 •	203	206
3.835% due 11/25/2036 ^~	1,475	1,480
6.000% due 12/27/2036	4,114	3,366

JPMorgan Chase Commercial Mortgage Securities Trust
3.738% due 06/15/2035 •	2,500	2,506
4.168% due 10/15/2032 •	3,900	3,915
4.623% due 01/12/2039 ~	6,270	6,311
5.126% due 01/12/2037 ~	1,500	1,523
5.337% due 05/15/2047	27,632	25,823
5.464% due 01/15/2049 ~	1,917	1,913
5.610% due 07/15/2042 ~	4,988	5,018
5.855% due 06/12/2043 ~	4,742	4,744
5.927% due 01/12/2043 ~	680	681
5.937% due 01/12/2038 ~	1,500	1,511
6.084% due 05/15/2045 ~	2,701	2,705

JPMorgan Mortgage Trust
4.161% due 11/25/2035 ~	5,602	5,452
4.654% due 04/25/2035 ~	51	52
4.660% due 07/25/2035 ~	9	10
7.000% due 08/25/2037 ^	1,339	1,144

JPMorgan Resecuritization Trust
6.000% due 08/26/2036 ~	3,640	3,714
6.000% due 09/26/2036	8,071	7,504

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	7,570	7,929
4.250% due 09/29/2046 «	39,824	43,508

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	7,155	7,220
3.508% due 11/24/2042 «•	14,008	14,571

LB-UBS Commercial Mortgage Trust
0.355% due 02/15/2040 ~(a)	3,967	0

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	4,073	4,086

Lehman Mortgage Trust
2.338% due 08/25/2036 ^•	176	136
2.468% due 11/25/2036 •	32,216	11,791
4.532% due 11/25/2036 •(a)	19,803	6,398
5.750% due 02/25/2037 ^	6,387	5,772

Lehman XS Trust
2.248% due 04/25/2046 ^•	9,531	9,534
2.258% due 08/25/2036 ^•	241	236
2.918% due 08/25/2047 ^•	3,766	3,430

Luminent Mortgage Trust
2.248% due 05/25/2037 ^•	50	49

MASTR Asset Securitization Trust
6.250% due 01/25/2038	875	735

MASTR Reperforming Loan Trust
7.000% due 07/25/2035	3,093	3,067

Merrill Lynch Mortgage Investors Trust
4.671% due 02/25/2036 ^~	833	731

Merrill Lynch Mortgage Trust
5.788% due 07/12/2038 ~	1,169	1,187

ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~	4,983	4,024

Morgan Stanley Bank of America Merrill Lynch Trust
1.122% due 12/15/2048 ~(a)	8,248	212

Morgan Stanley Capital Trust
5.574% due 11/12/2049 ~	2,867	2,903
5.678% due 10/12/2052 ~	999	999
6.144% due 06/11/2042 ~	4,200	4,472

Morgan Stanley Mortgage Loan Trust
2.388% due 11/25/2035 •	563	564
2.918% due 02/25/2036 ^•	440	415
3.958% due 09/25/2035 ^~	93	80
5.500% due 10/25/2037 ^	712	724
5.701% due 02/25/2047 þ	2,772	1,776

Morgan Stanley Re-REMIC Trust
2.325% due 02/26/2037 •	16,840	16,467

Mortgage Equity Conversion Asset Trust
2.300% due 01/25/2042 •	33,112	31,000
2.310% due 05/25/2042 •	15,672	14,525
2.400% due 02/25/2042 •	6,635	6,297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MortgageIT Securities Corp. Mortgage Loan Trust
2.248% due 06/25/2047 •		$4,121	$4,014

Motel 6 Trust
2.948% due 08/15/2034 •		10,086	10,099
3.218% due 08/15/2034 •		8,909	8,921
4.178% due 08/15/2034 •		925	928

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
5.000% due 01/22/2026		1,381	1,411

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		10,180	11,090

New York Mortgage Trust
2.678% due 08/25/2035 •		1,227	1,200

One Bryant Park Trust
2.516% due 09/13/2049		50,000	50,448

PFP Ltd.
2.908% due 07/14/2035 •		875	877
3.278% due 07/14/2035 •		7,874	7,898

RBSGC Mortgage Loan Trust
2.318% due 01/25/2037 •		22,597	8,989

RBSSP Resecuritization Trust
4.362% due 12/25/2035 ~		5,688	5,651
6.000% due 06/26/2037 ~		571	481

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	17,041	13,058
3.650% due 08/12/2053		8,300	6,552

Residential Accredit Loans, Inc. Trust
2.158% due 01/25/2037 •		$5,027	4,915
2.208% due 05/25/2037 •		6,518	6,408
2.218% due 10/25/2046 •		1,980	1,927
2.318% due 08/25/2035 •		235	215
2.368% due 08/25/2035 ^•		1,351	1,144
2.418% due 06/25/2037 •		5,137	4,055
2.818% due 10/25/2045 •		179	164
3.390% due 10/25/2037 ~		7,318	6,922
3.806% due 09/25/2045 •		3,532	3,348
4.582% due 06/25/2037 •(a)		5,137	1,151
5.274% due 05/25/2035 ^~		77	58
8.000% due 04/25/2036 ^•		277	276

Residential Asset Securitization Trust
6.250% due 08/25/2036		765	684

Residential Funding Mortgage Securities, Inc. Trust
5.491% due 04/25/2037 ~		514	480

RESIMAC Bastille Trust
2.917% due 12/05/2059 •		1,123	1,125

Ripon Mortgages PLC
1.561% due 08/20/2056 •	GBP	1,209	1,483

Sequoia Mortgage Trust
4.084% due 07/20/2037 ~		$137	122

Stanlington PLC
1.780% due 06/12/2046 •	GBP	506	622

Structured Adjustable Rate Mortgage Loan Trust
2.168% due 02/25/2037 •		$5,657	5,521
2.668% due 08/25/2035 •		8,874	7,997
3.168% due 12/25/2037 ^•		4,217	3,805
4.159% due 08/25/2035 ~		573	584
4.195% due 05/25/2035 ~		2,106	1,884

Structured Asset Mortgage Investments Trust
2.198% due 07/25/2046 •		85	80
2.208% due 07/25/2046 ^•		6,127	4,935

Structured Asset Securities Corp.
2.268% due 07/25/2035 •		982	925
2.278% due 11/25/2035 •		8,979	8,444
4.116% due 01/25/2036 ~		2,530	2,503

Structured Asset Securities Corp. Mortgage Loan Trust
2.308% due 10/25/2036 •		276	245

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.280% due 09/25/2033 ~		119	121

Theatre Hospitals PLC
3.767% due 10/15/2031 •	GBP	1,196	1,373
4.190% due 12/15/2024 «(h)		25	0

Thornburg Mortgage Securities Trust
2.918% due 03/25/2044 •		$38	38
3.333% due 03/25/2037 ^•		7,987	7,448

124	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding PLC
1.561% (BP0003M + 0.800%) due 02/20/2045 ~	GBP	528	$647
1.611% due 05/20/2045 •		1,152	1,417
1.798% due 10/20/2051 •		12,741	15,705

Trinity Square PLC
1.917% due 07/15/2051 •		1,956	2,414

UBS-Barclays Commercial Mortgage Trust
0.311% due 08/10/2049 ~(a)		$178,586	1,211

Wachovia Bank Commercial Mortgage Trust
5.844% due 02/15/2051 ~		2,979	2,595

WaMu Mortgage Pass-Through Certificates Trust
2.405% due 01/25/2047 •		8,245	8,262
2.758% due 11/25/2034 •		1,083	1,095
2.798% due 10/25/2044 •		3,993	3,995
3.216% due 04/25/2047 ^•		1,317	1,233
3.256% due 07/25/2047 •		784	721
3.598% due 07/25/2037 ^~		104	95
3.677% due 12/25/2035 ^~		982	882
3.719% due 12/25/2036 ^~		1,465	1,415
3.892% due 03/25/2037 ^~		7,855	7,658
3.990% due 07/25/2037 ^~		66	63
4.400% due 01/25/2035 ~		6,733	7,001

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	1,496
1.565% due 12/21/2049 •		21,510	26,449
1.765% due 09/21/2049 •		1,210	1,490
2.265% due 12/21/2049 •		2,387	2,940
2.765% due 12/21/2049 •		1,193	1,476
3.265% due 12/21/2049 •		682	846
3.765% due 12/21/2049 •		682	835

Washington Mutual Mortgage Pass-Through Certificates Trust
2.268% due 02/25/2036 •		$355	324
3.146% due 01/25/2047 •		2,271	1,926
4.262% due 09/25/2036 ^þ		6,449	3,075
5.750% due 11/25/2035 ^		1,262	1,238
6.500% due 03/25/2036 ^		10,679	8,957

Wells Fargo Alternative Loan Trust
2.558% due 03/25/2037 ^•		825	691

Wells Fargo Commercial Mortgage Trust
2.886% due 12/13/2031 •		11,140	11,118
3.136% due 12/13/2031 •		9,273	9,237
3.881% due 12/13/2031 •		220	218

Wells Fargo Mortgage-Backed Securities Trust
2.518% due 06/25/2037 ^•		117	102
4.720% due 11/25/2037 ^~		8,979	8,797
4.945% due 03/25/2036 ~		172	176
4.970% due 08/25/2033 ~		7	7
5.006% due 01/25/2035 ~		40	42
5.086% due 02/25/2035 ~		10	10

Total Non-Agency Mortgage-Backed Securities (Cost $1,395,092)			1,428,026

ASSET-BACKED SECURITIES 34.8%

Accredited Mortgage Loan Trust
2.148% due 02/25/2037 •		43	43
2.278% due 09/25/2036 •		14,745	14,549
2.774% due 09/25/2035 •		3,405	3,366

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	2,100	2,292

ACE Securities Corp. Home Equity Loan Trust
2.318% due 02/25/2036 •		$2,237	2,237
2.633% due 12/25/2035 •		17,261	16,980
2.993% due 11/25/2033 •		1,153	1,148
3.188% due 02/25/2035 •		17,273	17,370

Aegis Asset-Backed Securities Trust
2.648% due 06/25/2035 •		4,000	3,066
2.718% due 03/25/2035 •		7,050	6,799

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.848% due 12/25/2034 •		2,347	2,118

Allegro CLO Ltd.
3.486% due 01/30/2026 •		1,945	1,946

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.693% due 07/25/2035 •		$4,899	$4,923
2.723% due 05/25/2035 •		1,234	1,238
2.933% due 01/25/2035 •		5,152	5,172
3.968% due 06/25/2034 •		646	610

Arbor Realty Commercial Real Estate Notes Ltd.
3.178% due 05/15/2037 •		3,700	3,702

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	2,400	2,618

Argent Securities Trust
2.168% due 07/25/2036 •		$20,206	17,657
2.208% due 03/25/2036 •		3,650	3,387

Argent Securities, Inc. Asset-Backed Pass- Through Certificates
4.819% due 10/25/2033 •		596	608

Asset-Backed Funding Certificates Trust
2.638% due 04/25/2034 •		753	755
3.268% due 06/25/2034 •		1,570	1,587

Asset-Backed Securities Corp. Home Equity Loan Trust
2.098% due 05/25/2037 •		432	329
2.738% due 06/25/2035 •		488	491
2.978% due 11/25/2033 •		2,666	2,631

Avery Point CLO Ltd.
3.420% due 01/18/2025 •		768	769

B&M CLO Ltd.
3.052% due 04/16/2026 •		7,383	7,382

Barings BDC Static CLO Ltd.
3.323% due 04/15/2027 •		21,251	21,251

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		1,232	1,236

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		2,537	2,545
4.090% due 02/28/2034 þ		268	271

Bear Stearns Asset-Backed Securities Trust
2.168% due 11/25/2036 •		3,298	3,242
2.218% due 04/25/2037 ^•		1,010	1,624
2.258% due 07/25/2036 •		10,308	10,003
2.518% due 12/25/2035 •		144	144
2.690% due 12/25/2036		4,975	4,982
2.738% due 12/25/2035 •		5,204	4,189
6.000% due 03/25/2036		8,651	7,066

Benefit Street Partners CLO Ltd.
3.080% due 07/18/2027 •		1,400	1,397
3.528% due 01/20/2029 •		8,000	8,014

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	300	327

BNC Mortgage Loan Trust
2.308% due 05/25/2037 •		$10,000	8,112

Business Jet Securities LLC
4.447% due 06/15/2033		689	701

Business Loan Express Business Loan Trust
2.308% due 09/25/2038 •		3,304	3,099

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	3,800	4,151

Carrington Mortgage Loan Trust
2.238% due 10/25/2036 •		$11,809	9,990

Castle Park CLO DAC
0.636% due 01/15/2028 •	EUR	710	775

Catamaran CLO Ltd.
3.106% due 01/27/2028 •		$6,900	6,878

Cent CLO Ltd.
3.373% due 10/15/2026 •		4,400	4,400
3.586% due 10/29/2025 •		1,408	1,409

Citigroup Mortgage Loan Trust
2.148% due 08/25/2036 •		13,133	13,057
2.158% due 12/25/2036 •		381	380
2.168% due 12/25/2036 •		3,873	1,962
2.178% due 09/25/2036 •		565	457
2.198% due 01/25/2037 •		3,636	2,782
2.278% due 07/25/2045 •		8,151	6,646
2.318% due 10/25/2036 •		8,629	6,514

Citigroup Mortgage Loan Trust, Inc.
2.428% due 10/25/2035 •		771	776
2.468% due 10/25/2035 ^•		4,229	4,232

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

College Avenue Student Loans LLC
3.218% due 12/26/2047 •		$2,983	$2,958
3.668% due 11/26/2046 •		6,995	7,026
4.130% due 12/26/2047		4,097	4,344

Columbia Cent CLO Ltd.
3.426% due 10/25/2028 •		4,420	4,424

Conseco Finance Corp.
6.280% due 09/01/2030		7,906	8,413

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032 ~		19,681	8,453

Countrywide Asset-Backed Certificates
2.148% due 12/25/2036 ^•		1,351	1,274
2.158% due 06/25/2037 •		8,782	8,333
2.158% due 07/25/2037 ^•		2,698	2,477
2.158% due 06/25/2047 •		3,079	2,912
2.168% due 05/25/2037 •		3,442	3,421
2.198% due 06/25/2047 •		100	99
2.218% due 09/25/2047 ^•		1,193	944
2.238% due 09/25/2037 ^•		786	671
2.238% due 09/25/2047 ^•		2,942	2,609
2.268% due 02/25/2036 •		1,570	1,488
2.308% due 01/25/2037 •		16,600	14,914
2.318% due 07/25/2036 •		145	145
2.388% due 07/25/2036 •		14,425	12,676
2.498% due 01/25/2036 •		106	106
2.648% due 02/25/2036 •		5,875	5,820
2.738% due 01/25/2036 •		14,300	14,505
3.038% due 10/25/2032 •		3,362	3,250

Countrywide Asset-Backed Certificates Trust
2.178% due 03/25/2037 •		705	701
2.258% due 03/25/2037 •		21,060	20,084
2.258% due 10/25/2046 •		9,716	9,457
2.268% due 04/25/2046 ^•		4,461	4,384
2.278% due 09/25/2046 •		3,100	2,972
2.758% due 08/25/2047 •		2,224	2,208
2.818% due 08/25/2047 •		239	239
2.918% due 05/25/2036 •		2,070	2,063

Countrywide Asset-Backed Certificates Trust, Inc.
2.918% due 10/25/2034 •		555	536

Credit-Based Asset Servicing & Securitization CBO Ltd.
2.438% due 02/16/2041 •		248,640	12,370
2.681% due 12/15/2034 •		19,463	4,778

Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •		153	103
2.168% due 05/25/2036 •		3,730	3,121
2.258% due 05/25/2036 •		5,977	5,072
2.963% due 04/25/2036 •		8,989	9,028
6.250% due 10/25/2036 þ		890	914

Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •		2,634	1,627

Crown Point CLO Ltd.
3.448% due 10/20/2028 •		2,000	2,003
3.713% due 07/17/2028		16,000	15,958
3.728% due 10/20/2028 •		8,500	8,496

CSAB Mortgage-Backed Trust
6.000% due 11/25/2036 ^þ		70	24

CWHEQ Revolving Home Equity Loan Trust
2.208% due 05/15/2036 •		8,485	8,388

Driven Brands Funding LLC
4.739% due 04/20/2048		4,938	5,185

Dryden Euro CLO BV
0.718% due 05/17/2027 •	EUR	249	272
0.880% due 01/15/2030 •		3,700	4,034

ECMC Group Student Loan Trust
3.018% due 07/25/2069 •		$8,586	8,578

Ellington Loan Acquisition Trust
3.068% due 05/25/2037 •		3,577	3,589
3.118% due 05/25/2037 •		1,670	1,673

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	21,500	23,446

EMC Mortgage Loan Trust
3.118% due 08/25/2040 •		$965	957

Encore Credit Receivables Trust
3.053% due 10/25/2035 •		3,552	3,510

Equifirst Loan Securitization Trust
2.208% due 04/25/2037 •		9,837	9,517

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	125

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Euro-Galaxy CLO BV
0.000% due 01/17/2031 •	EUR	500	$545

Fairstone Financial Issuance Trust
3.948% due 03/21/2033	CAD	3,500	2,664

First Franklin Mortgage Loan Trust
2.178% due 04/25/2036 •		$4,291	4,197
2.398% due 02/25/2036 •		5,500	5,120
2.518% due 12/25/2035 •		6,100	5,816
2.828% due 04/25/2035 •		946	951

Flagship Credit Auto Trust
1.850% due 07/15/2021		334	334

Fremont Home Loan Trust
2.158% due 01/25/2037 •		14,833	9,445
2.178% due 05/25/2036 •		19,236	13,183
2.178% due 08/25/2036 •		25,681	11,074
2.948% due 04/25/2035 •		10,657	10,429

Gallatin CLO Ltd.
3.328% due 01/21/2028 •		2,700	2,698

GE-WMC Mortgage Securities Trust
2.168% due 08/25/2036 •		17,063	10,237

Glacier Funding CDO Ltd.
2.801% due 11/12/2042 •		2,739	2,718

Goodgreen Trust
3.930% due 10/15/2053 ~		11,831	12,499

Greystone Commercial Real Estate Notes
3.442% due 09/15/2037 •		13,600	13,647

GSAA Home Equity Trust
2.248% due 04/25/2047 •		9,161	6,001
2.318% due 05/25/2047 •		592	479
3.893% due 02/25/2035 •		900	909
6.000% due 08/25/2047 ^		863	852

GSAMP Trust
2.138% due 12/25/2036 •		1,009	594

Harley Marine Financing LLC
5.682% due 05/15/2043 «		14,603	11,975

Harvest CLO DAC
0.518% due 11/15/2028 •	EUR	1,916	2,084

Harvest SBA Loan Trust
4.268% due 08/25/2044 •		$13,838	13,834

Hildene CLO Ltd.
4.143% due 10/10/2038		21,431	21,099

Holland Park CLO DAC
0.530% due 05/14/2027 •	EUR	11,195	12,187

Home Equity Asset Trust
2.488% due 01/25/2036 •		$17,500	16,870
2.993% due 12/25/2034 •		962	953

Home Equity Mortgage Loan Asset-Backed Trust
2.258% due 08/25/2036 •		7,500	6,808
2.258% due 04/25/2037 •		6,138	4,629

HSI Asset Securitization Corp. Trust
2.295% due 12/25/2036 •		6,868	6,214
2.408% due 11/25/2035 •		1,645	1,626

ICG U.S. CLO Ltd.
3.172% due 01/16/2028 •		20,000	19,922

IndyMac Mortgage Loan Trust
2.088% due 07/25/2036 •		13,594	6,123

Invitation Homes Trust
3.125% due 01/17/2038 •		62,389	62,652

JPMorgan Mortgage Acquisition Corp.
2.358% due 02/25/2036 ^•		9,161	9,043

JPMorgan Mortgage Acquisition Trust
2.188% due 04/25/2036 •		1,195	1,197
2.228% due 10/25/2036 •		3,624	3,560

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		2,689	2,715
3.890% due 01/28/2070 •		36,655	37,321
4.000% due 06/25/2058 þ		13,818	14,009

Lehman XS Trust
2.138% due 02/25/2037 •		13,222	12,783
2.178% due 02/25/2037 •		4,910	4,761
2.188% due 01/25/2037 •		70	69

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •		26,000	26,035

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
2.163% due 07/25/2036 •		$13,982	$10,832
2.168% due 05/25/2036 •		1,822	1,197
2.723% due 11/25/2035 •		8,499	7,236
2.813% due 06/25/2034 •		73	72
2.918% due 06/25/2035 •		7,963	8,004
3.293% due 02/25/2035 •		700	707

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		20,000	19,842

LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •		2,824	2,807

M360 Advisors LLC
4.395% due 07/24/2028		2,247	2,257
6.121% due 07/24/2028		19,700	19,955

Madison Park Funding Ltd.
3.538% due 07/20/2026 •		11,778	11,788

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,500	1,637

MAPS Ltd.
4.212% due 05/15/2043		$7,752	7,958

Marlette Funding Trust
3.060% due 07/17/2028		1,580	1,581
3.710% due 12/15/2028		1,501	1,516

MASTR Asset-Backed Securities Trust
2.168% due 06/25/2036 •		9,105	5,264
2.178% due 10/25/2036 •		2,900	1,931
2.188% due 10/25/2036 •		658	649
2.248% due 01/25/2037 •		11,933	4,980
2.258% due 10/25/2036 •		8,703	8,193
2.518% due 10/25/2035 ^•		6,111	5,866
2.598% due 12/25/2035 •		2,909	2,913

Merrill Lynch Mortgage Investors Trust
2.128% due 08/25/2037 •		621	400
2.168% due 08/25/2037 •		33,544	21,763
2.538% due 06/25/2035 •		474	475
2.738% due 06/25/2035 •		493	489

Monarch Grove CLO
3.156% due 01/25/2028 •		5,900	5,878

Morgan Stanley ABS Capital, Inc. Trust
2.813% due 01/25/2035 •		12,299	12,161
2.948% due 07/25/2034 •		187	188
3.068% due 04/25/2035 •		200	198
3.918% due 02/25/2047 •		4,190	3,880

Morgan Stanley IXIS Real Estate Capital Trust
2.168% due 11/25/2036 •		15,142	7,657

Morgan Stanley Mortgage Loan Trust
2.258% due 04/25/2037 •		1,963	918
5.726% due 10/25/2036 ^þ		3,090	1,525

Mountain Hawk CLO Ltd.
3.098% due 07/20/2024 •		686	687

Mountain View CLO Ltd.
3.103% due 10/15/2026 •		7,151	7,130
3.123% due 10/13/2027 •		9,500	9,471

National Collegiate Student Loan Trust
2.486% due 06/25/2029 •		871	864

Navient Student Loan Trust
2.818% due 07/26/2066 •		16,766	16,722

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •		2,100	2,099

New Century Home Equity Loan Trust
2.963% due 06/25/2035 •		1,332	1,317

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.428% due 02/25/2036 •		1,409	1,417

NovaStar Mortgage Funding Trust
4.118% due 12/25/2034 •		120	124

OCP CLO Ltd.
3.103% due 07/15/2027 •		13,400	13,384

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •		8,300	8,279

OFSI Fund Ltd.
2.953% due 03/20/2025 •		560	560
3.200% due 10/18/2026 •		2,991	2,990

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
2.148% due 07/25/2037 •		$3,230	$2,331
2.198% due 04/25/2037 •		225	160
2.208% due 01/25/2036 •		127	127
2.518% due 08/25/2032 •		561	557

Option One Mortgage Loan Trust Asset- Backed Certificates
2.658% due 07/25/2033 •		778	774

Ozlme BV
0.820% due 01/18/2030 •	EUR	1,200	1,308

Palisades CDO Ltd.
2.928% due 07/22/2039 •		$13,967	13,818

Palmer Square Loan Funding Ltd.
0.000% due 10/24/2027 •(c)		13,100	13,100
2.953% due 07/15/2026 •		7,217	7,215
3.058% due 11/15/2026 •		2,111	2,110
3.493% due 04/20/2027 •		13,100	13,103

Park Place Securities, Inc. Asset-Backed Pass- Through Certificates
3.038% due 10/25/2034 •		4,111	4,165
3.143% due 10/25/2034 •		21,500	21,325
3.893% due 09/25/2034 •		488	490
4.118% due 09/25/2034 •		5,594	5,715

People’s Choice Home Loan Securities Trust
2.903% due 06/25/2034 •		6,008	6,023

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024		525	526

RAAC Trust
2.318% due 06/25/2044 •		55	51
2.718% due 03/25/2034 •		172	171
3.518% due 09/25/2047 •		5,900	6,147

Residential Asset Mortgage Products Trust
2.178% due 02/25/2037 •		652	651
2.358% due 12/25/2035 •		12,160	11,101
3.893% due 10/25/2034 •		6,542	6,039

Residential Asset Securities Corp. Trust
2.168% due 07/25/2036 •		3,910	3,742
2.248% due 06/25/2036 •		20,188	19,730
2.268% due 04/25/2037 •		161	161
3.023% due 05/25/2035 •		3,794	3,833

RMF Buyout Issuance Trust
3.436% due 11/25/2028		8,339	8,358

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		23,034	23,607

Saranac CLO Ltd.
3.259% due 06/22/2030 •		10,000	9,987

Saxon Asset Securities Trust
2.274% due 11/25/2035 •		9,000	8,600
2.328% due 09/25/2047 •		2,852	2,785

SCF Reality Capital Funding LLC
4.100% due 06/25/2047		10,300	10,494

Securitized Asset-Backed Receivables LLC Trust
2.993% due 03/25/2035 •		170	171

SG Mortgage Securities Trust
2.448% due 10/25/2035 •		1,648	1,653

SLC Student Loan Trust
2.229% due 03/15/2027 •		6,056	6,040

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	305	332
0.000% due 01/25/2024 •		4,079	4,455
0.000% due 06/17/2024 •		2,654	2,896
0.117% due 12/15/2033 •		1,355	1,431
0.177% due 07/25/2039 •		880	934
1.330% due 03/15/2038 •	GBP	3,063	3,634
2.876% due 10/25/2029 •		$3,882	3,884

SoFi Consumer Loan Program LLC
3.260% due 08/25/2025		1,555	1,571

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027		302	303

SoFi Professional Loan Program LLC
1.720% due 09/25/2040		173	173
2.630% due 07/25/2040		5,200	5,235
2.650% due 09/25/2040		1,400	1,412

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		25,000	24,987

126	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
2.298% due 05/25/2036 •		$26,000	$25,629

Specialty Underwriting & Residential Finance Trust
2.168% due 09/25/2037 •		1,927	1,164
2.368% due 03/25/2037 •		586	313

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		46,734	47,268

Sprite Ltd.
4.250% due 12/15/2037		2,992	3,047

St Paul’s CLO DAC
0.850% due 08/20/2030 •	EUR	16,650	18,071

Staniford Street CLO Ltd.
3.299% due 06/15/2025 •		$597	598

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		2,354	2,358

START Ireland
4.089% due 03/15/2044		6,943	7,086

Starwood Commercial Mortgage Trust
3.369% due 07/15/2038 •		25,400	25,430

Store Master Funding LLC
4.290% due 10/20/2048		4,317	4,701

Structured Asset Investment Loan Trust
2.191% due 07/25/2036 •		2,135	1,490
2.818% due 04/25/2034 •		5,634	5,674

Structured Asset Securities Corp. Mortgage Loan Trust
2.153% due 07/25/2036 •		995	978
2.153% due 02/25/2037 •		25,295	24,324
2.178% due 12/25/2036 •		39,975	37,826
2.228% due 02/25/2037 •		13,222	13,062

Symphony CLO Ltd.
3.583% due 07/14/2026 •		21,466	21,483

Taberna Preferred Funding Ltd.
2.627% due 05/05/2038 •		4,461	4,238
2.647% due 12/05/2036 •		32,709	28,784
2.717% due 11/05/2035 •		2,520	2,284

Telos CLO Ltd.
3.253% due 04/17/2028 •		20,000	19,966

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 þ		21,264	21,826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TICP CLO Ltd.
3.078% due 07/20/2027 •	$2,200	$2,193
3.118% due 04/20/2028 •	20,000	19,999

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~	5,100	5,132
3.018% due 05/25/2058 •	2,348	2,368

Tralee CLO Ltd.
3.388% due 10/20/2028 •	2,000	1,995
3.978% due 10/20/2028 •	3,150	3,113

Trinitas CLO Ltd.
3.666% due 10/25/2028 •	12,500	12,509

Tropic CDO Ltd.
2.623% due 07/15/2036 •	11,969	10,697
3.053% due 04/15/2034 •	695	657

U.S. Capital Funding Ltd.
2.618% due 10/10/2040 •	957	850

Upstart Securitization Trust
2.897% due 09/20/2029	4,322	4,332
3.887% due 08/20/2025	1,599	1,602
4.997% due 08/20/2025	8,300	8,393

Venture CDO Ltd.
3.183% due 04/15/2027	5,280	5,262

Venture CLO Ltd.
2.944% due 02/28/2026 •	12,964	12,928
3.428% due 10/22/2031 •	4,000	4,001

Voya CLO Ltd.
2.996% due 07/25/2026 •	3,972	3,969

Wells Fargo Home Equity Asset-Backed Securities Trust
2.888% due 03/25/2035 •	174	174
4.118% due 11/25/2035 •	5,000	5,126

WhiteHorse Ltd.
3.233% due 04/17/2027 •	3,019	3,014

Z Capital Credit Partners CLO Ltd.
3.272% due 07/16/2027 •	5,800	5,789

Zais CLO Ltd.
3.453% due 04/15/2028 •	4,100	4,105

Total Asset-Backed Securities (Cost $1,881,886)		1,918,779

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (i) 0.3%

		$16,909

U.S. TREASURY BILLS 0.1%
1.941% due 10/22/2019 - 12/26/2019 (e)(f)(j)(n)	$8,516	8,492

Total Short-Term Instruments (Cost $25,399)		25,401

Total Investments in Securities (Cost $11,864,123)		12,051,080

	SHARES
INVESTMENTS IN AFFILIATES 2.5%

SHORT-TERM INSTRUMENTS 2.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.5%

PIMCO Short-Term Floating NAV Portfolio III	13,814,650	136,668

Total Short-Term Instruments (Cost $136,654)		136,668

Total Investments in Affiliates (Cost $136,654)		136,668

Total Investments 221.0% (Cost $12,000,777)		$12,187,748

Financial Derivative Instruments (k)(m) 0.1% (Cost or Premiums, net $(44,197))		4,444

Other Assets and Liabilities, net (121.1)%		(6,678,137)

Net Assets 100.0%		$5,514,055

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Theatre Hospitals PLC	4.190%	12/15/2024	12/17/2018	$ 1	$0	0.00%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	127

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.700%	09/26/2019	10/03/2019	$4,975	U.S. Treasury Notes 1.625% due 08/15/2029	$(4,989)	$4,975	$4,976
FICC	1.500	09/30/2019	10/01/2019	11,934	U.S. Treasury Notes 1.125% due 02/28/2021	(12,174)	11,934	11,935

Total Repurchase Agreements						$(17,163)	$16,909	$16,911

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	2.100%	09/30/2019	10/01/2019		$(42,666)	$(42,668)
	2.260	09/12/2019	10/10/2019		(109,546)	(109,677)
	2.260	09/25/2019	10/10/2019		(83,778)	(83,810)
	2.310	09/12/2019	10/10/2019		(218,386)	(218,652)
	2.310	09/16/2019	10/16/2019		(29,020)	(29,048)
	2.330	08/20/2019	10/16/2019		(14,194)	(14,233)
	2.370	08/26/2019	10/07/2019		(5,589)	(5,602)
	2.370	09/18/2019	10/18/2019		(7,379)	(7,385)
	2.380	08/26/2019	10/08/2019		(4,786)	(4,797)
	2.400	09/19/2019	10/21/2019		(69,684)	(69,740)
BSN	2.270	08/13/2019	10/10/2019		(350,826)	(351,910)
CIB	2.230	09/12/2019	10/10/2019		(672,286)	(673,077)
CSN	2.330	09/03/2019	10/04/2019		(49,808)	(49,898)
	2.360	08/20/2019	10/03/2019		(97,056)	(97,323)
	2.370	08/20/2019	10/03/2019		(11,768)	(11,801)
	2.430	09/19/2019	10/21/2019		(10,074)	(10,082)
DEU	2.300	08/27/2019	10/07/2019		(11,424)	(11,450)
FOB	2.350	09/06/2019	10/08/2019		(17,429)	(17,458)
JPS	(0.250)	09/10/2019	10/10/2019	EUR	(12,856)	(14,011)
RCY	2.210	09/12/2019	11/12/2019		$(188,899)	(189,119)
	2.210	09/26/2019	11/12/2019		(6,033)	(6,035)

Total Reverse Repurchase Agreements						$(2,017,776)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.270%	08/19/2019	10/21/2019	$(5,957)	$(5,973)
GSC	2.220	08/21/2019	10/07/2019	(46,468)	(46,585)
	2.350	09/24/2019	10/01/2019	(85,833)	(85,873)
	2.680	09/26/2019	10/01/2019	(158,647)	(158,706)
	2.700	09/26/2019	10/01/2019	(16,591)	(16,598)
	2.900	09/27/2019	10/01/2019	(88,915)	(88,944)
TDM	2.750	09/25/2019	10/02/2019	(11,312)	(11,317)
UBS	2.260	09/17/2019	10/08/2019	(162,341)	(162,484)
	2.260	09/24/2019	10/08/2019	(58,300)	(58,325)
	2.260	09/27/2019	10/08/2019	(41,485)	(41,495)
	2.270	09/27/2019	10/07/2019	(18,040)	(18,045)
	2.290	08/07/2019	10/07/2019	(163,890)	(164,465)
	2.290	09/17/2019	10/02/2019	(5,586)	(5,591)
	2.290	09/24/2019	10/07/2019	(16,255)	(16,262)
	2.290	09/27/2019	10/07/2019	(9,284)	(9,286)
	2.310	08/02/2019	10/10/2019	(122,490)	(122,962)
	2.310	08/22/2019	10/10/2019	(89,419)	(89,649)
	2.310	09/17/2019	10/10/2019	(11,923)	(11,934)
	2.310	09/23/2019	10/10/2019	(79,520)	(79,561)
	2.310	09/24/2019	10/10/2019	(16,676)	(16,683)
	2.310	09/27/2019	10/10/2019	(24,229)	(24,236)

Total Sale-Buyback Transactions					$(1,234,974)

128	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (17.3)%
Fannie Mae UMBS, TBA	3.000%	10/01/2034	$11,800	$(12,097)	$(12,064)
Fannie Mae UMBS, TBA	3.500	11/01/2049	335,850	(343,928)	(344,660)
Fannie Mae UMBS, TBA	4.000	10/01/2049	295,475	(306,489)	(306,671)
Fannie Mae UMBS, TBA	4.000	11/01/2049	257,775	(267,135)	(267,673)
Fannie Mae UMBS, TBA	5.500	10/01/2049	4,500	(4,871)	(4,872)
Freddie Mac, TBA	4.000	10/01/2049	4,500	(4,671)	(4,673)
Ginnie Mae, TBA	4.500	11/01/2049	15,000	(15,690)	(15,666)

Total U.S. Government Agencies				(954,881)	(956,279)

U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	1.625	08/15/2029	5,000	(5,056)	(4,989)

Total Short Sales (17.4)%				$(959,937)	$(961,268)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$4,976	$(585,612)	$0	$0	$(580,636)	$608,667	$28,031
BSN	0	(351,910)	0	0	(351,910)	362,124	10,214
CIB	0	(673,077)	0	0	(673,077)	691,925	18,848
CSN	0	(169,104)	0	0	(169,104)	174,038	4,934
DEU	0	(11,450)	0	0	(11,450)	11,774	324
FICC	11,935	0	0	0	11,935	(12,174)	(239)
FOB	0	(17,458)	0	0	(17,458)	18,361	903
JPS	0	(14,011)	0	0	(14,011)	14,268	257
RCY	0	(195,154)	0	0	(195,154)	200,771	5,617

Master Securities Forward Transaction Agreement
BPG	0	0	(5,973)	0	(5,973)	5,897	(76)
BPS	0	0	0	0	0	168	168
GSC	0	0	(396,706)	0	(396,706)	394,869	(1,837)
TDL	0	0	0	(4,989)	(4,989)	0	(4,989)
TDM	0	0	(11,317)	0	(11,317)	11,239	(78)
UBS	0	0	(820,978)	0	(820,978)	817,995	(2,983)

Total Borrowings and Other Financing Transactions	$16,911	$(2,017,776)	$(1,234,974)	$(4,989)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(42,668)	$(14,011)	$0	$0	$(56,679)
U.S. Government Agencies	0	(1,754,493)	(195,154)	0	(1,949,647)
U.S. Treasury Obligations	0	(11,450)	0	0	(11,450)

Total	$(42,668)	$(1,779,954)	$(195,154)	$0	$(2,017,776)

Sale-Buyback Transactions
U.S. Treasury Obligations	(350,121)	(884,853)	0	0	(1,234,974)

Total	$(350,121)	$(884,853)	$0	$0	$(1,234,974)

Total Borrowings	$(392,789)	$(2,664,807)	$(195,154)	$0	$(3,252,750)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,252,750)

(j)	Securities with an aggregate market value of $3,310,368 and cash of $8,983 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(2,736,904) at a weighted average interest rate of 2.494%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	129

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

(3)	Payable for sale-buyback transactions includes $(420) of deferred price drop.
(4)	Payable for short sales includes $10 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	4,550	$(1,115,205)	$(8,665)	$0	$0
90-Day Eurodollar June Futures	06/2020	769	(189,261)	(2,019)	19	0
90-Day Eurodollar March Futures	03/2020	1,488	(365,788)	(3,664)	19	0
90-Day Eurodollar March Futures	03/2021	15,400	(3,796,293)	(45,431)	578	0
U.S. Treasury 10-Year Note December Futures	12/2019	1,219	(158,851)	1,752	95	0

Total Futures Contracts				$(58,027)	$711	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	06/20/2020		$145,600	$2,008	$(2,418)	$(410)	$6	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		92,700	(148)	(1,588)	(1,736)	7	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021		161,200	(1,582)	(3,261)	(4,843)	26	0
Receive(1)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		72,950	132	(47)	85	17	0
Receive(1)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		173,500	(2,729)	(477)	(3,206)	40	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		32,800	800	(1,518)	(718)	7	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		118,400	(900)	(5,884)	(6,784)	23	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		138,250	(5,639)	(4,797)	(10,436)	24	0
Receive(1)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		21,350	25	(43)	(18)	5	0
Receive(1)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		48,500	(1,658)	(716)	(2,374)	11	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		399,700	(16,069)	(25,009)	(41,078)	95	0
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		54,000	(3,095)	(1,383)	(4,478)	13	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		23,300	2,108	(2,137)	(29)	7	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	09/07/2027		1,500	75	(133)	(58)	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,700	208	(442)	(234)	3	(2)
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		85,200	(777)	(2,652)	(3,429)	16	0
Pay(1)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		14,400	(154)	63	(91)	0	(4)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		66,400	(211)	(157)	(368)	15	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		40,000	(476)	(216)	(692)	8	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		11,600	(232)	(240)	(472)	3	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		9,300	(9)	(370)	(379)	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		39,530	980	(10,642)	(9,662)	0	(58)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,700	207	(716)	(509)	0	(4)
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,600	(12)	(98)	(110)	0	(2)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		900	(13)	33	20	0	(1)
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(50)	(20)	(70)	0	(11)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		105,770	1,347	951	2,298	0	(141)
Receive (1)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,900	90	(72)	18	6	0
Receive(1)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	(124)	(13)	26	0

Total Swap Agreements							$(25,663)	$(64,113)	$(89,776)	$360	$(223)

130	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$711	$360	$1,071	$0	$0	$(223)	$(223)

(l)

Securities with an aggregate market value of $49,169 and cash of $22,717 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	EUR	1,204		$1,319	$7	$0
	10/2019		$138,688	GBP	112,556	0	(295)
	11/2019	GBP	112,556		$138,875	297	0

BRC	10/2019		$86,950	EUR	79,523	0	(274)
	11/2019	EUR	79,523		$87,163	271	0

CBK	10/2019	GBP	113,426		138,439	12	(1,037)
	10/2019		$1,083	GBP	870	0	(13)
	11/2019	EUR	2,429		$2,697	41	0

GLM	10/2019		$14,219	EUR	12,861	0	(201)

JPM	11/2019	CAD	30,321		$22,907	5	0

SCX	10/2019	EUR	91,180		101,188	1,806	0

Total Forward Foreign Currency Contracts						$2,439	$(1,820)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.313%	10/03/2019	71,200	$256	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.319	10/03/2019	32,900	119	0

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	417

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750	08/14/2020	12,000	69	75
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/15/2020	357,500	992	751

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.228	11/12/2019	6,000	21	7
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.225	02/12/2020	6,000	53	42

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.727	11/06/2019	90,000	450	354

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/15/2020	366,000	878	769

							$ 4,172	$2,415

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$67.500	10/03/2019	138,000	$5	$0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	67.500	11/06/2019	689,500	27	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.500	10/03/2019	146,000	6	0
	Call - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	107.500	11/06/2019	13,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 4.500% due 11/01/2049	78.000	11/06/2019	111,700	4	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	131

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	$70.000	11/06/2019	71,000	$3	$0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	71.000	10/03/2019	325,000	13	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.813	10/03/2019	108,500	407	7
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	101.969	11/06/2019	510,000	398	496
	Put - OTC Fannie Mae UMBS, TBA 5.000% due 11/01/2049	76.000	11/06/2019	180,000	7	0
	Put - OTC Ginnie Mae, TBA 3.000% due 11/01/2049	72.000	11/06/2019	31,000	1	0

SAL	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2034	66.000	10/10/2019	43,000	2	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2048	69.000	10/03/2019	10,000	0	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2049	68.000	10/03/2019	604,500	24	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2049	69.000	10/03/2019	300,000	12	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2049	70.000	10/03/2019	48,000	2	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2034	70.000	11/11/2019	89,700	3	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	69.000	11/06/2019	80,000	3	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	70.000	11/06/2019	200,000	8	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	70.000	10/03/2019	120,000	5	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	70.000	11/06/2019	25,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	71.000	11/06/2019	325,000	13	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	72.000	11/06/2019	343,000	13	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.000	10/03/2019	6,000	0	0
	Call - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	130.000	10/03/2019	210,000	8	0
	Call - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	132.000	10/03/2019	130,000	5	0
	Put - OTC Fannie Mae UMBS, TBA 4.500% due 11/01/2049	73.000	11/06/2019	34,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 5.000% due 10/01/2049	75.000	10/03/2019	162,500	6	0
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2049	71.000	10/11/2019	46,350	2	0
	Put - OTC Ginnie Mae, TBA 3.500% due 10/01/2049	71.000	10/11/2019	82,900	3	0
	Put - OTC Ginnie Mae, TBA 4.000% due 10/01/2049	73.500	10/11/2019	247,000	10	0
	Put - OTC Ginnie Mae, TBA 5.000% due 10/01/2049	75.000	10/11/2019	66,000	3	0

					$996	$503

Total Purchased Options					$5,168	$2,918

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	08/14/2020	12,000	$(35)	$(39)

FBF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250	01/02/2020	63,500	(524)	0

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250	01/21/2020	65,500	(603)	0

							$ (1,162)	$(39)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$101.375	10/03/2019	50,000	$(107)	$(117)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.672	10/03/2019	14,500	(76)	(33)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.305	11/06/2019	50,000	(240)	(253)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.328	11/06/2019	29,500	(107)	(106)

GSC	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.781	10/03/2019	101,000	(521)	(51)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.781	10/03/2019	101,000	(521)	(311)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.906	11/06/2019	50,000	(203)	(110)
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	102.016	11/06/2019	50,000	(68)	(53)
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	102.055	11/06/2019	50,000	(68)	(56)

JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2049	98.547	10/03/2019	51,000	(163)	(7)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	98.172	11/06/2019	120,000	(525)	(273)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	98.766	11/06/2019	217,000	(543)	(793)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	99.000	11/06/2019	76,000	(327)	(333)
	Call - OTC Fannie Mae UMBS, TBA 2.500% due 12/01/2049	99.922	12/05/2019	73,500	(322)	(435)
	Call - OTC Fannie Mae UMBS, TBA 2.500% due 12/01/2049	100.313	12/05/2019	73,500	(316)	(319)
	Call - OTC Fannie Mae UMBS, TBA 2.500% due 12/01/2049	100.406	12/05/2019	74,000	(254)	(297)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.203	10/03/2019	108,500	(153)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.508	10/03/2019	108,500	(254)	(1)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.672	10/03/2019	21,000	(46)	(1)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.797	10/03/2019	84,000	(318)	(616)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.797	10/03/2019	84,000	(318)	(5)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.023	10/03/2019	79,500	(258)	(408)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.328	10/03/2019	27,000	(42)	0

132	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$100.094	11/06/2019	40,000	$(81)	$(34)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.484	11/06/2019	71,000	(250)	(95)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.852	11/06/2019	25,000	(57)	(52)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.094	11/06/2019	40,000	(56)	(63)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	99.926	12/05/2019	79,500	(273)	(121)
	Call - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	103.922	10/03/2019	13,000	(15)	(3)

SAL	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.578	10/03/2019	48,000	(96)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.359	10/03/2019	61,000	(145)	(149)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.578	10/03/2019	48,000	(71)	(57)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.844	11/06/2019	77,000	(169)	(157)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.047	11/06/2019	53,000	(215)	(138)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	101.922	12/05/2019	77,500	(200)	(226)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	102.172	12/05/2019	80,000	(188)	(165)

					$(7,566)	$(5,838)

Total Written Options					$(8,728)	$(5,877)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$4,174	$(1,440)	$1,212	$0	$(228)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	8,619	(1,888)	1,264	0	(624)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	619	(139)	94	0	(45)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	25,000	(1,384)	1,706	322	0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	16,700	(392)	545	153	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	1,600	(18)	24	6	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,000	(108)	134	26	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	10,800	(75)	41	0	(34)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	41,984	(926)	1,289	363	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	19,910	(606)	842	236	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	6,350	(139)	197	58	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1,425	8	4	12	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	797	(38)	47	9	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	6,300	(328)	409	81	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300	(13)	17	4	0

JPS	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,000	(108)	134	26	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	21,000	(734)	926	192	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	29,600	(368)	483	115	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	49,775	(1,880)	2,471	591	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,000	(1,430)	1,623	193	0

SAL	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	5,161	(1,012)	638	0	(374)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	22,300	(582)	786	204	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	172,000	(1,424)	2,093	669	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	50,600	50	600	650	0

						$(14,974)	$17,579	$3,910	$(1,305)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.770%	Quarterly	12/05/2019	$145,000	$0	$335	$335	$0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.740	Quarterly	12/18/2019	330,000	0	475	475	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.753	Quarterly	12/18/2019	970,000	0	1,276	1,276	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.708	Quarterly	12/19/2019	165,000	0	290	290	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.730	Quarterly	12/19/2019	165,000	0	253	253	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.605	Quarterly	12/20/2019	285,000	0	792	792	0

							$0	$3,421	$3,421	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	133

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	1,108,077	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2038	$7,203	$0	$(38)	$0	$(38)
	Pay	IOS.FN.550.08 Index	321,653	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	1,769	0	(7)	0	(7)
	Pay	IOS.FN.600.08 Index	208,071	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	1,248	0	(5)	0	(5)

JPS	Pay	IOS.FN.600.08 Index	914,046	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	5,484	0	(22)	0	(22)

SAL	Pay	IOS.FN.550.08 Index	468,448	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	2,576	0	(10)	0	(10)
	Pay	IOS.FN.600.08 Index	323,758	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	1,943	0	(8)	0	(8)

								$0	$(90)	$0	$(90)

Total Swap Agreements								$(14,974)	$20,910	$7,331	$(1,395)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$304	$0	$0	$304	$(295)	$0	$(852)	$(1,147)	$(843)	$816	$(27)
BRC	271	0	322	593	(274)	0	(45)	(319)	274	(250)	24
CBK	53	417	0	470	(1,050)	0	0	(1,050)	(580)	786	206
DUB	0	826	185	1,011	0	(39)	(50)	(89)	922	(1,340)	(418)
FAR	0	0	0	0	0	(509)	0	(509)	(509)	543	34
FBF	0	49	599	648	0	0	(34)	(34)	614	(520)	94
GLM	0	354	0	354	(201)	0	0	(201)	153	(470)	(317)
GSC	0	0	0	0	0	(581)	0	(581)	(581)	942	361
GST	0	0	164	164	0	0	0	0	164	0	164
JPM	5	503	0	508	0	(3,856)	0	(3,856)	(3,348)	3,457	109
JPS	0	0	3,447	3,447	0	0	(22)	(22)	3,425	(3,494)	(69)
MYC	0	0	1,091	1,091	0	0	0	0	1,091	(1,465)	(374)
NGF	0	769	0	769	0	0	0	0	769	(770)	(1)
SAL	0	0	1,523	1,523	0	(892)	(392)	(1,284)	239	44	283
SCX	1,806	0	0	1,806	0	0	0	0	1,806	(1,230)	576

Total Over the Counter	$2,439	$2,918	$7,331	$12,688	$(1,820)	$(5,877)	$(1,395)	$(9,092)

(n)

Securities with an aggregate market value of $8,347 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

134	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$711	$711
Swap Agreements	0	0	0	0	360	360

	$0	$0	$0	$0	$1,071	$1,071

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,439	$0	$2,439
Purchased Options	0	0	0	0	2,918	2,918
Swap Agreements	0	3,910	0	0	3,421	7,331

	$0	$3,910	$0	$2,439	$6,339	$12,688

	$0	$3,910	$0	$2,439	$7,410	$13,759

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$223	$223

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,820	$0	$1,820
Written Options	0	0	0	0	5,877	5,877
Swap Agreements	0	1,305	0	0	90	1,395

	$0	$1,305	$0	$1,820	$5,967	$9,092

	$0	$1,305	$0	$1,820	$6,190	$9,315

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,737)	$(3,737)
Swap Agreements	0	0	0	0	(38,981)	(38,981)

	$0	$0	$0	$0	$(42,718)	$(42,718)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,742	$0	$11,742
Purchased Options	0	0	0	0	(3,548)	(3,548)
Written Options	0	0	0	0	5,510	5,510
Swap Agreements	0	1,443	0	0	1,045	2,488

	$0	$1,443	$0	$11,742	$3,007	$16,192

	$0	$1,443	$0	$11,742	$(39,711)	$(26,526)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(34,965)	$(34,965)
Swap Agreements	0	0	0	0	(41,999)	(41,999)

	$0	$0	$0	$0	$(76,964)	$(76,964)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,783)	$0	$(1,783)
Purchased Options	0	0	0	0	211	211
Written Options	0	0	0	0	6,038	6,038
Swap Agreements	0	914	0	0	3,480	4,394

	$0	$914	$0	$(1,783)	$9,729	$8,860

	$0	$914	$0	$(1,783)	$(67,235)	$(68,104)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	135

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,905	$0	$1,905
Corporate Bonds & Notes
Banking & Finance	0	46,107	0	46,107
Industrials	0	2,116	0	2,116
U.S. Government Agencies	0	7,318,494	0	7,318,494
U.S. Treasury Obligations	0	1,310,252	0	1,310,252
Non-Agency Mortgage-Backed Securities	0	1,354,798	73,228	1,428,026
Asset-Backed Securities	0	1,906,804	11,975	1,918,779
Non-Agency Mortgage-Backed Securities	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	16,909	0	16,909
U.S. Treasury Bills	0	8,492	0	8,492

	$0	$11,965,877	$85,203	$12,051,080

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$136,668	$0	$0	$136,668

Total Investments	$136,668	$11,965,877	$85,203	$12,187,748

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Non-Agency Mortgage-Backed Securities	0	0	0	0
U.S. Government Agencies	0	(956,279)	0	(956,279)
U.S. Treasury Obligations	0	(4,989)	0	(4,989)

	$0	$(961,268)	$0	$(961,268)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	711	360	0	1,071
Over the counter	0	12,688	0	12,688

	$711	$13,048	$0	$13,759

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(223)	0	(223)
Over the counter	0	(9,092)	0	(9,092)

	$0	$(9,315)	$0	$(9,315)

Total Financial Derivative Instruments	$711	$3,733	$0	$4,444

Totals	$137,379	$11,008,342	$85,203	$11,230,924

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$126,623	$2,565	$(6,303)	$96	$194	$1,875	$0	$(51,822)	$73,228	$2,595
Asset-Backed Securities	33,906	0	(4,758)	0	0	1,679	0	(18,852)	11,975	1,505

Totals	$160,529	$2,565	$(11,061)	$96	$194	$3,554	$0	$(70,674)	$85,203	$4,100

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)

Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$73,228	Proxy Pricing	Base Price	100.403 - 109.250
Asset-Backed Securities	11,975	Other Valuation Techniques(2)	—	—

Total	$85,203

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

136	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Strategic Bond Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Brookfield Retail Holdings
4.544% (LIBOR03M + 2.500%) due 08/27/2025 ~		$202	$200

Dell International LLC
4.044% (LIBOR03M + 2.000%) due 09/19/2025 ~		480	468

NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~		198	194

Total Loan Participations and Assignments (Cost $861)			862

CORPORATE BONDS & NOTES 36.7%

BANKING & FINANCE 21.1%

AerCap Ireland Capital DAC
3.875% due 01/23/2028		200	207
3.950% due 02/01/2022		200	207
4.450% due 12/16/2021		300	312

AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~		100	55

AIA Group Ltd.
2.676% (US0003M + 0.520%) due 09/20/2021 ~		700	700

Air Lease Corp.
3.750% due 02/01/2022		500	514

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(f)	EUR	400	462
6.750% due 02/18/2020 •(e)(f)		200	222

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)		400	461

Bank of America Corp.
2.917% (US0003M + 0.790%) due 03/05/2024 ~		$300	301
3.438% (US0003M + 1.160%) due 01/20/2023 ~		300	304
3.824% due 01/20/2028 •		400	430
3.864% due 07/23/2024 •		300	316

Bank of Ireland
7.375% due 06/18/2020 •(e)(f)	EUR	500	567

Barclays PLC
4.610% due 02/15/2023 •		$400	416
4.972% due 05/16/2029 •		700	769
8.000% due 12/15/2020 •(e)(f)	EUR	200	234
8.000% due 06/15/2024 •(e)(f)		$400	426

BNP Paribas S.A.
4.705% due 01/10/2025 •		300	325
7.000% due 08/16/2028 •(e)(f)		300	331

Brookfield Finance, Inc.
4.000% due 04/01/2024		50	53

CIT Group, Inc.
4.750% due 02/16/2024		200	212

Citigroup, Inc.
2.876% due 07/24/2023 •		50	51

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	500	562
6.625% due 06/29/2021 •(e)(f)		200	238

Credit Suisse Group AG
6.375% due 08/21/2026 •(e)(f)		$200	208
7.500% due 07/17/2023 •(e)(f)		300	321

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		500	551

Crown Castle International Corp.
3.400% due 02/15/2021		300	304
3.800% due 02/15/2028		200	213

Deutsche Bank AG
4.250% due 02/04/2021		700	707

Discover Bank
4.650% due 09/13/2028		500	557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FCE Bank PLC
0.088% due 08/26/2020 •	EUR	200	$218

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$700	700
4.853% (US0003M + 2.550%) due 01/07/2021 ~		200	203

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		400	419

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		100	101
3.283% (US0003M + 1.000%) due 07/24/2023 ~		200	201
3.377% (US0003M + 1.110%) due 04/26/2022 ~		200	202
3.717% (US0003M + 1.600%) due 11/29/2023 ~		300	309
4.223% due 05/01/2029 •		700	764

Harley-Davidson Financial Services, Inc.
3.078% (US0003M + 0.940%) due 03/02/2021 ~		400	401

HSBC Holdings PLC
4.292% due 09/12/2026 •		300	322
4.583% due 06/19/2029 •		100	111

JPMorgan Chase & Co.
3.176% (US0003M + 0.900%) due 04/25/2023 ~		400	403
3.513% (US0003M + 1.230%) due 10/24/2023 ~		300	305
3.618% (US0003M + 1.480%) due 03/01/2021 ~		300	305
3.797% due 07/23/2024 •		200	211
4.005% due 04/23/2029 •		400	438

Lazard Group LLC
4.500% due 09/19/2028		800	873

Lloyds Bank PLC
2.250% due 08/14/2022		600	600

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		300	301
4.050% due 08/16/2023		300	315
7.625% due 06/27/2023 •(e)(f)	GBP	300	402

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	204

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		500	526

Morgan Stanley
3.458% (US0003M + 1.180%) due 01/20/2022 ~		200	202

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		250	267

Nationwide Building Society
4.302% due 03/08/2029 •		300	321
4.363% due 08/01/2024 •		300	315

Navient Corp.
6.625% due 07/26/2021		200	211

Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2019	DKK	2,100	307

Nykredit Realkredit A/S
1.000% due 10/01/2019		13,100	1,912

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$200	211

Provident Funding Associates LP
6.375% due 06/15/2025		50	49

Quicken Loans, Inc.
5.250% due 01/15/2028		150	155

Regions Bank
2.676% (US0003M + 0.500%) due 08/13/2021 ~		300	300

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		500	516
4.519% due 06/25/2024 •		200	210
4.800% due 04/05/2026		500	547
8.625% due 08/15/2021 •(e)(f)		300	322

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		950	979
7.375% due 06/24/2022 •(e)(f)	GBP	200	261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		$700	$736

Societe Generale S.A.
6.750% due 04/06/2028 •(e)(f)		300	306

Springleaf Finance Corp.
6.125% due 03/15/2024		500	539
8.250% due 12/15/2020		100	107

UniCredit SpA
7.830% due 12/04/2023		600	704

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	200	220

Wells Fargo & Co.
2.600% due 07/22/2020		$100	100
3.000% due 04/22/2026		300	308
3.069% due 01/24/2023		200	204
3.486% (US0003M + 1.230%) due 10/31/2023 ~		200	203
3.584% due 05/22/2028 •		400	424

			31,306

INDUSTRIALS 12.0%

American Airlines Pass-Through Trust
3.250% due 04/15/2030		90	92

Bacardi Ltd.
4.450% due 05/15/2025		600	642

Broadcom Corp.
3.000% due 01/15/2022		300	303
3.625% due 01/15/2024		300	307

Broadcom, Inc.
3.125% due 04/15/2021		200	202

Campbell Soup Co.
3.650% due 03/15/2023		300	312

Celgene Corp.
3.900% due 02/20/2028		800	880

Charter Communications Operating LLC
4.464% due 07/23/2022		500	527
4.500% due 02/01/2024		300	323
5.050% due 03/30/2029		400	448

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~		300	300

Constellation Brands, Inc.
2.650% due 11/07/2022		200	202
2.858% (US0003M + 0.700%) due 11/15/2021 ~		100	100

Covidien International Finance S.A.
3.200% due 06/15/2022		400	412

D.R. Horton, Inc.
4.375% due 09/15/2022		100	105
4.750% due 02/15/2023		200	213

Dell International LLC
4.420% due 06/15/2021		50	52

DP World PLC
2.375% due 09/25/2026	EUR	300	354

EMC Corp.
2.650% due 06/01/2020		$300	300

Exela Intermediate LLC
10.000% due 07/15/2023		50	28

Fox Corp.
4.030% due 01/25/2024		400	426

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		200	201

Hyundai Capital America
2.945% due 09/18/2020 •		700	701

IHS Markit Ltd.
3.625% due 05/01/2024		300	311
5.000% due 11/01/2022		200	213

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	412

Jeld-Wen, Inc.
4.875% due 12/15/2027		300	298

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	137

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

L3Harris Technologies, Inc.
2.746% (US0003M + 0.480%) due 04/30/2020 ~		$100	$100

Marathon Petroleum Corp.
5.125% due 12/15/2026		250	281

Medtronic, Inc.
3.500% due 03/15/2025		178	191

Microchip Technology, Inc.
3.922% due 06/01/2021		400	409

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	169	241

NTT Finance Corp.
1.900% due 07/21/2021		$500	497

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		500	510

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		600	613

Petroleos Mexicanos
6.840% due 01/23/2030		200	207

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		550	568

Sands China Ltd.
5.400% due 08/08/2028		300	339

SASOL Financing USA LLC
5.875% due 03/27/2024		300	324

Schaeffler Finance BV
3.250% due 05/15/2025	EUR	400	451

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		$800	817

Southern Co.
2.950% due 07/01/2023		300	306
3.250% due 07/01/2026		100	103

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	300	275

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~		$100	100

Toyota Tsusho Corp.
3.625% due 09/13/2023		300	313

Transocean, Inc.
7.250% due 11/01/2025		100	89

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~		600	602

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~		700	700

WPP Finance
4.750% due 11/21/2021		600	628

ZF North America Capital, Inc.
4.500% due 04/29/2022		200	205

Zoetis, Inc.
3.250% due 08/20/2021		300	305

			17,838

UTILITIES 3.6%

Antero Midstream Partners LP
5.750% due 03/01/2027		500	419

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		200	201
3.312% (US0003M + 1.180%) due 06/12/2024 ~		300	306

CNOOC Finance Ltd.
3.000% due 05/09/2023		300	305

Duke Energy Corp.
2.788% (US0003M + 0.650%) due 03/11/2022 ~		300	302

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		400	414

Entergy Corp.
5.125% due 09/15/2020		100	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	$300	$300
2.852% (US0003M + 0.720%) due 02/25/2022 ~	400	404

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	300	304

ONEOK, Inc.
4.550% due 07/15/2028	700	759

Petrobras Global Finance BV
5.299% due 01/27/2025	950	1,039
6.125% due 01/17/2022	200	215

Rio Oil Finance Trust
8.200% due 04/06/2028	250	287

		5,357

Total Corporate Bonds & Notes (Cost $52,576)		54,501

U.S. GOVERNMENT AGENCIES 31.7%

Fannie Mae
2.138% due 03/25/2034 •	12	12
2.918% due 04/25/2032 •	16	16

Fannie Mae UMBS
3.500% due 03/01/2048	12,301	12,742
4.000% due 04/01/2048 - 12/01/2048	3,638	3,807

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	3,400	3,450
3.500% due 11/01/2049	11,000	11,288
4.000% due 10/01/2049 - 11/01/2049	15,200	15,783

Total U.S. Government Agencies (Cost $46,433)		47,098

U.S. TREASURY OBLIGATIONS 27.6%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021	2,381	2,357
0.250% due 01/15/2025	650	652
0.375% due 07/15/2027	839	854
0.500% due 01/15/2028	2,080	2,132
0.750% due 07/15/2028	2,351	2,473
0.875% due 01/15/2029	3,048	3,242
1.375% due 02/15/2044	220	264
1.750% due 01/15/2028	735	827
2.500% due 01/15/2029	1,028	1,244

U.S. Treasury Notes
1.250% due 07/31/2023 (j)	1,950	1,927
1.250% due 08/31/2024	3,300	3,255
1.750% due 06/30/2022 (j)	400	402
2.625% due 12/31/2023	3,400	3,547
2.625% due 03/31/2025	1,800	1,898
2.625% due 02/15/2029	360	390
2.750% due 04/30/2023 (g)	8,400	8,742
2.875% due 10/31/2023	1,800	1,893
2.875% due 05/15/2028 (j)	1,100	1,208
3.125% due 11/15/2028	3,300	3,706

Total U.S. Treasury Obligations (Cost $39,327)		41,013

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.6%

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	176	171

Banc of America Funding Trust
4.937% due 06/20/2032 ~	33	34

Bear Stearns Adjustable Rate Mortgage Trust
3.838% due 03/25/2035 ~	5	5
4.619% due 02/25/2034 ~	41	42

Bear Stearns ALT-A Trust
4.336% due 05/25/2036 ^~	878	631

Countrywide Alternative Loan Trust
6.000% due 01/25/2036	566	544

Countrywide Home Loan Mortgage Pass-Through Trust
3.803% due 08/25/2034 ^~	12	11

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	11	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		$353	$321

EMF-NL Prime BV
0.437% due 04/17/2041 •	EUR	54	57

GSR Mortgage Loan Trust
3.916% due 06/25/2034 ~		$24	24
5.750% due 01/25/2037 ^		19	17

HarborView Mortgage Loan Trust
3.913% due 06/19/2036 ^~		172	113

MASTR Adjustable Rate Mortgages Trust
4.360% due 05/25/2034 ~		79	82

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.888% due 08/15/2032 •		129	127

Residential Accredit Loans, Inc. Trust
6.093% due 09/25/2037 ~		609	517

Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		213	132

Structured Asset Mortgage Investments Trust
2.307% due 07/19/2035 •		34	34

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	1,416	1,745

WaMu Mortgage Pass-Through Certificates Trust
3.699% due 03/25/2037 ^~		$647	607
3.846% due 08/25/2042 •		23	23

Wells Fargo Mortgage-Backed Securities Trust
4.984% due 01/25/2035 ~		42	43

Total Non-Agency Mortgage-Backed Securities (Cost $5,390)			5,291

ASSET-BACKED SECURITIES 14.8%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.488% due 11/25/2035 •		700	696
3.038% due 09/25/2034 •		500	502

Apex Credit CLO Ltd.
3.306% due 10/27/2028 •		400	401

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,000	1,091

Babson Euro CLO BV
0.447% due 10/25/2029 •		500	545

Bayview Financial Acquisition Trust
6.096% due 12/28/2036 þ		$500	508

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		445	446
3.967% due 03/28/2034 þ		207	208
4.090% due 02/28/2034 þ		263	265

Bear Stearns Asset-Backed Securities Trust
2.248% due 02/25/2037 •		565	518
2.648% due 02/25/2036 •		692	692

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	500	546

Countrywide Asset-Backed Certificates
2.218% due 06/25/2047 ^•		$549	490

Countrywide Asset-Backed Certificates Trust
2.758% due 08/25/2047 •		240	238

CSAB Mortgage-Backed Trust
2.088% due 11/25/2036 •		1,064	320

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	500	545

Fremont Home Loan Trust
2.158% due 01/25/2037 •		$677	431

HSI Asset Securitization Corp. Trust
2.538% due 01/25/2036 •		400	358

IXIS Real Estate Capital Trust
2.248% due 01/25/2037 •		130	65

LCM LP
3.318% due 10/20/2027 •		400	400

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		474	484

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •		1,000	1,001

138	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
2.558% due 12/25/2034 •		$231	$232

OZLM Ltd.
3.316% due 04/30/2027 •		600	600

Palmer Square Loan Funding Ltd.
3.058% due 11/15/2026 •		497	496

Residential Asset Securities Corp. Trust
2.278% due 07/25/2036 ^•		1,469	1,179
2.418% due 02/25/2036 •		1,570	1,565
2.670% due 04/25/2036		27	27

Saxon Asset Securities Trust
2.328% due 09/25/2047 •		533	521

SG Mortgage Securities Trust
2.228% due 10/25/2036 •		700	578

Sierra Madre Funding Ltd.
2.442% due 09/07/2039 •		1,524	1,411

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		800	800

Soundview Home Loan Trust
2.218% due 06/25/2037 •		745	594

Terwin Mortgage Trust
2.388% due 01/25/2037 •		725	476

Tikehau CLO BV
0.880% due 12/07/2029 •	EUR	400	437

Tralee CLO Ltd.
3.388% due 10/20/2028 •		$600	599

Venture CLO Ltd.
3.428% due 10/22/2031 •		700	700

WaMu Asset-Backed Certificates WaMu Trust
2.243% due 05/25/2037 •		558	538

Zais CLO Ltd.
3.453% due 04/15/2028 •		500	501

Total Asset-Backed Securities (Cost $20,728)			22,004

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
79.499% (ARLLMONP) due 06/21/2020 ~(a)	ARS	1,035	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,800	$605
6.350% due 08/12/2028		3,100	1,071
8.200% due 08/12/2026		1,000	377

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	380	2

Qatar Government International Bond
5.103% due 04/23/2048		$400	512

Republic of South Africa Government International Bond
4.850% due 09/30/2029		400	399

Saudi Government International Bond
4.500% due 04/17/2030		500	570
5.000% due 04/17/2049		500	603

Turkey Government International Bond
5.750% due 03/22/2024		200	200

Total Sovereign Issues (Cost $4,012)			4,347

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% ~		250	48

Total Preferred Securities (Cost $49)			48

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

CERTIFICATES OF DEPOSIT 0.6%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~		$400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		$400	$401

			801

ARGENTINA TREASURY BILLS 0.0%
81.616% due 02/26/2020 - 05/13/2020 (b)(c)	ARS	380	4

Total Short-Term Instruments (Cost $805)			805

Total Investments in Securities (Cost $170,181)			175,969

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III		65,626	649

Total Short-Term Instruments (Cost $649)			649

Total Investments in Affiliates (Cost $649)			649

Total Investments 119.0% (Cost $170,830)			$176,618

Financial Derivative Instruments (h)(i) (0.9)% (Cost or Premiums, net $(3,050))			(1,341)

Other Assets and Liabilities, net (18.1)%			(26,859)

Net Assets 100.0%			$148,418

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	2.310%	09/18/2019	10/08/2019	$(1,152)	$(1,153)
GRE	2.320	09/30/2019	10/15/2019	(1,262)	(1,262)

Total Reverse Repurchase Agreements					$(2,415)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	139

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$0	$(1,153)	$0	$(1,153)	$1,145	$(8)
GRE	0	(1,262)	0	(1,262)	1,249	(13)

Total Borrowings and Other Financing Transactions	$0	$(2,415)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(2,415)	$0	$0	$(2,415)

Total Borrowings	$0	$(2,415)	$0	$0	$(2,415)

Payable for reverse repurchase agreements					$(2,415)

(g)	Securities with an aggregate market value of $2,394 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(181) at a weighted average interest rate of 2.319%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	$144.500	11/22/2019	15	$15	$0	$0

Total Purchased Options					$0	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	4	$	760	$(7)	$0	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	9		1,727	(35)	1	0

					$(42)	$1	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	2	$	(4)	$(1)	$0	$0
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	5		(4)	0	0	0
Euro-BTP Italy Government Bond December Futures	12/2019	87		(13,829)	(168)	5	(17)
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	2		(1)	1	0	0
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	5		(9)	2	0	0
U.S. Treasury 5-Year Note December Futures	12/2019	38		(4,528)	25	2	0
U.S. Treasury 10-Year Note December Futures	12/2019	8		(1,043)	12	1	0
U.S. Treasury 30-Year Bond December Futures	12/2019	15		(2,435)	36	0	0

					$(93)	$8	$(17)

Total Futures Contracts					$(135)	$9	$(17)

140	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.735%	$	200	$(1)	$4	$3	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454	EUR	200	1	(1)	0	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2019	0.285	$	900	86	(75)	11	0	0

							$86	$(72)	$14	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Europe Main 28 5-Year Index	(1.000)%	Quarterly	12/20/2022	EUR	1,000	$(27)	$2	$(25)	$0	$(1)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		300	(8)	0	(8)	0	0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		900	(27)	7	(20)	0	(1)

						$(62)	$9	$(53)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.600%	Semi-Annual	09/26/2023	$	4,400	$(47)	$231	$184	$0	$(1)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		9,100	(96)	599	503	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,400	109	(157)	(48)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/19/2028		200	(3)	(14)	(17)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,400	199	(413)	(214)	1	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		5,000	(57)	(144)	(201)	1	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		1,200	(14)	(7)	(21)	0	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		600	(11)	(13)	(24)	0	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		300	0	(12)	(12)	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2033		3,500	(122)	(388)	(510)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		80	15	(16)	(1)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		300	24	(81)	(57)	0	0
Receive	3-Month USD-LIBOR	2.970	Semi-Annual	09/26/2048		4,000	207	(1,385)	(1,178)	0	(6)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		500	(1)	(63)	(64)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		200	(1)	(13)	(14)	0	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	3	2	0	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,000	(6)	(2)	(8)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		500	(2)	13	11	0	(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,900	(6)	(239)	(245)	0	(2)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024	GBP	600	(2)	(13)	(15)	0	(3)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		10,500	11	(122)	(111)	0	(48)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	180,000	(9)	(39)	(48)	2	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		270,000	6	(128)	(122)	6	0
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		50,000	0	(3)	(3)	0	(1)
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		50,000	0	(2)	(2)	0	(1)
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029		50,000	0	(2)	(2)	0	(1)
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	09/13/2029		51,000	0	1	1	0	(1)
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		52,000	0	1	1	0	(1)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		76,000	0	(2)	(2)	0	(2)
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		62,000	0	(2)	(2)	0	(1)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	18,000	(17)	55	38	0	(2)
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	900	0	10	10	5	0

							$176	$(2,347)	$(2,171)	$16	$(76)

Total Swap Agreements							$200	$(2,410)	$(2,210)	$16	$(78)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$9	$16	$25	$0	$(17)	$(78)	$(95)

Cash of $3,638 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	141

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	BRL	357		$86	$0	$0
	10/2019	DKK	15,471		2,375	116	0
	10/2019		$87	BRL	357	0	(1)
	10/2019		3,451	GBP	2,801	0	(7)
	11/2019	GBP	2,801		$3,456	7	0

BPS	10/2019	BRL	1,573		378	0	(1)
	10/2019	MXN	9,577		488	4	0
	10/2019		$384	BRL	1,573	0	(5)
	10/2019		591	EUR	534	0	(9)

BRC	10/2019	MXN	858		$44	1	0
	10/2019		$628	JPY	67,400	0	(5)
	01/2020		44	MXN	858	0	(1)

CBK	10/2019	EUR	137		$152	2	0
	10/2019	GBP	2,940		3,588	0	(27)
	10/2019		$2,990	EUR	2,730	0	(15)
	10/2019		510	JPY	54,000	0	(10)
	11/2019		773	COP	2,614,471	0	(23)
	01/2020		939	MXN	18,858	0	0

GLM	10/2019	EUR	128		$142	2	0
	11/2019		$251	ARS	16,557	0	(10)
	01/2020	DKK	95		$14	0	0
	01/2021		$69	BRL	300	1	0

HUS	10/2019	AUD	2,564		$1,731	1	0
	10/2019	CAD	1,102		829	0	(3)
	10/2019		$831	CAD	1,102	0	0
	10/2019		171	GBP	139	0	0
	11/2019	CAD	1,102		$832	0	0
	11/2019	TWD	16,753		535	0	(7)
	12/2019		$84	INR	6,118	2	0
	01/2021	BRL	300		$46	0	(24)

JPM	10/2019		1,930		466	2	0
	10/2019	MXN	10,868		554	4	0
	10/2019		$463	ARS	29,743	5	0
	10/2019		463	BRL	1,930	1	0
	10/2019		458	JPY	49,200	0	(3)
	10/2019		44	MXN	858	0	0
	11/2019	TWD	5,381		$171	0	(3)
	11/2019		$465	BRL	1,930	0	(2)

MYI	10/2019	JPY	31,600		$292	0	0
	10/2019		$1,732	AUD	2,564	0	(2)

142	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019		$243	JPY	26,100	$0	$(2)
	11/2019	AUD	2,564		$1,734	2	0
	11/2019		$293	JPY	31,600	0	0
	12/2019	SGD	1,305		$941	0	(4)

SCX	10/2019	EUR	14,953		16,594	296	0
	10/2019		$1,710	JPY	181,800	0	(29)
	11/2019	TWD	6,715		$214	0	(3)

TOR	10/2019		$13,072	EUR	11,954	0	(42)
	11/2019	EUR	11,954		$13,104	42	0

UAG	10/2019	JPY	442,300		4,192	102	0
	10/2019		$886	JPY	95,400	0	(4)
	11/2019	JPY	37,100		$345	2	0

Total Forward Foreign Currency Contracts						$592	$(242)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	11/06/2019	2,300	$14	$2

BRC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.940	11/06/2019	2,300	13	2

JPM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.430	12/10/2019	1,500	21	16

Total Purchased Options							$48	$20

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus MXN	MXN	20.970	12/04/2019	800	$(8)	$(4)

MYI	Call - OTC USD versus MXN		20.680	12/09/2019	783	(7)	(5)

						$(15)	$(9)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	12/10/2019	1,100	$ (21)	$(19)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	$	97.457	11/06/2019	2,600	$(13)	$(3)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049		97.656	11/06/2019	2,600	(13)	(4)

						$(26)	$(7)

Total Written Options						$(62)	$(35)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Sweden Government International Bond	(0.250)%	Quarterly	09/20/2021	0.032%	$	900	$16	$(20)	$0	$(4)

BPS	Sweden Government International Bond	(0.250)	Quarterly	09/20/2021	0.032		300	5	(6)	0	(1)

								$21	$(26)	$0	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	143

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2023	0.631%	$	200	$0	$3	$3	$0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	92.132		150	12	(100)	0	(88)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369		200	(6)	8	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.562		200	(8)	10	2	0

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		300	32	(210)	0	(178)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		300	(5)	0	0	(5)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937		100	0	0	0	0

DUB	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.408		900	(111)	20	0	(91)

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.735		200	(1)	4	3	0

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	92.132		150	12	(100)	0	(88)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		100	(1)	(1)	0	(2)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369		200	(6)	8	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		100	(1)	0	0	(1)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		500	(8)	13	5	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797		700	(31)	7	0	(24)

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		200	(6)	4	0	(2)
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.406		100	(5)	6	1	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		100	(1)	0	0	(1)

								$(134)	$(328)	$18	$(480)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$	62	$32	$(30)	$2	$0

GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037		187	96	(91)	5	0

MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037		312	161	(154)	7	0

							$289	$(275)	$14	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	16,103	$(3,366)	$2,200	$0	$(1,166)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		600	(21)	26	5	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		400	(11)	15	4	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		400	(14)	18	4	0

							$(3,412)	$2,259	$13	$(1,166)

Total Swap Agreements							$(3,236)	$1,630	$45	$(1,651)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$123	$0	$3	$126	$(8)	$(19)	$(4)	$(31)	$95	$(270)	$(175)
BPS	4	2	0	6	(15)	0	(1)	(16)	(10)	0	(10)
BRC	1	2	6	9	(6)	0	(88)	(94)	(85)	0	(85)
CBK	2	0	0	2	(75)	0	(183)	(258)	(256)	275	19
DUB	0	0	0	0	0	0	(91)	(91)	(91)	0	(91)

144	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
FBF	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
GLM	3	0	0	3	(10)	(4)	0	(14)	(11)	0	(11)
GST	0	0	12	12	0	0	(115)	(115)	(103)	0	(103)
HUS	3	0	1	4	(34)	0	(2)	(36)	(32)	0	(32)
JPM	12	16	0	28	(8)	(7)	(1,166)	(1,181)	(1,153)	1,322	169
MYC	0	0	12	12	0	0	(1)	(1)	11	(164)	(153)
MYI	2	0	0	2	(8)	(5)	0	(13)	(11)	0	(11)
SAL	0	0	4	4	0	0	0	0	4	0	4
SCX	296	0	0	296	(32)	0	0	(32)	264	0	264
TOR	42	0	0	42	(42)	0	0	(42)	0	0	0
UAG	104	0	4	108	(4)	0	0	(4)	104	0	104

Total Over the Counter	$592	$20	$45	$657	$(242)	$(35)	$(1,651)	$(1,928)

(j)

Securities with an aggregate market value of $1,597 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	16	16

	$0	$0	$0	$0	$25	$25

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$592	$0	$592
Purchased Options	0	0	0	0	20	20
Swap Agreements	0	45	0	0	0	45

	$0	$45	$0	$592	$20	$657

	$0	$45	$0	$592	$45	$682

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	145

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	2	0	0	76	78

	$0	$2	$0	$0	$93	$95

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$242	$0	$242
Written Options	0	0	0	9	26	35
Swap Agreements	0	1,651	0	0	0	1,651

	$0	$1,651	$0	$251	$26	$1,928

	$0	$1,653	$0	$251	$119	$2,023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	(2,070)	(2,070)
Swap Agreements	0	199	0	0	(2,362)	(2,163)

	$0	$199	$0	$0	$(4,428)	$(4,229)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,096	$0	$1,096
Purchased Options	0	0	0	0	(170)	(170)
Written Options	0	9	0	0	177	186
Swap Agreements	0	87	0	0	0	87

	$0	$96	$0	$1,096	$7	$1,199

	$0	$295	$0	$1,096	$(4,421)	$(3,030)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$69	$69
Swap Agreements	0	(74)	0	0	(1,080)	(1,154)

	$0	$(74)	$0	$0	$(1,011)	$(1,085)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$241	$0	$241
Purchased Options	0	0	0	0	143	143
Written Options	0	(3)	0	6	(150)	(147)
Swap Agreements	0	(488)	0	0	0	(488)

	$0	$(491)	$0	$247	$(7)	$(251)

	$0	$(565)	$0	$247	$(1,018)	$(1,336)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$862	$0	$862
Corporate Bonds & Notes
Banking & Finance	0	31,306	0	31,306
Industrials	0	17,838	0	17,838
Utilities	0	5,357	0	5,357
U.S. Government Agencies	0	47,098	0	47,098
U.S. Treasury Obligations	0	41,013	0	41,013
Non-Agency Mortgage-Backed Securities	0	5,291	0	5,291

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Asset-Backed Securities	$0	$22,004	$0	$22,004
Sovereign Issues	0	4,347	0	4,347
Preferred Securities
Banking & Finance	0	48	0	48
Short-Term Instruments
Certificates of Deposit	0	801	0	801
Argentina Treasury Bills	0	4	0	4

	$0	$175,969	$0	$175,969

146	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$649	$0	$0	$649

Total Investments	$649	$175,969	$0	$176,618

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9	16	0	25
Over the counter	0	657	0	657

	$9	$673	$0	$682

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(17)	$(78)	$0	$(95)
Over the counter	0	(1,928)	0	(1,928)

	$(17)	$(2,006)	$0	$(2,023)

Total Financial Derivative Instruments	$(8)	$(1,333)	$0	$(1,341)

Totals	$641	$174,636	$0	$175,277

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	147

Schedule of Investments PIMCO Total Return Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.9%

CORPORATE BONDS & NOTES 53.8%

BANKING & FINANCE 24.6%

AIG Global Funding
2.300% due 07/01/2022	$1,700	$1,705
3.350% due 06/25/2021	1,500	1,529

Air Lease Corp.
2.125% due 01/15/2020	300	300
3.875% due 04/01/2021	1,600	1,635

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	1,500	1,608
4.000% due 01/15/2024	1,500	1,602

American Express Co.
2.500% due 07/30/2024	1,400	1,412

American Tower Corp.
3.375% due 10/15/2026	1,000	1,042
3.450% due 09/15/2021	1,200	1,228

AvalonBay Communities, Inc.
3.450% due 06/01/2025	500	529

Aviation Capital Group LLC
2.875% due 01/20/2022	1,600	1,607
3.875% due 05/01/2023 (h)	3,000	3,105
7.125% due 10/15/2020	1,200	1,256

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	400	426

Bank of America Corp.
3.864% due 07/23/2024 •	1,500	1,581
4.100% due 07/24/2023	1,500	1,603

BBVA USA
3.500% due 06/11/2021	1,500	1,525

BGC Partners, Inc.
5.125% due 05/27/2021	1,500	1,549

Boston Properties LP
2.900% due 03/15/2030	1,700	1,694

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,569

Brixmor Operating Partnership LP
4.125% due 05/15/2029	1,300	1,390

Capital One Financial Corp.
3.450% due 04/30/2021	1,500	1,527

Citibank N.A.
2.736% (US0003M + 0.600%) due 05/20/2022 ~	2,600	2,605
2.844% due 05/20/2022 •	2,000	2,021

Citigroup, Inc.
2.876% due 07/24/2023 •	1,500	1,521
3.200% due 10/21/2026	1,600	1,653
3.236% (US0003M + 0.960%) due 04/25/2022 ~	1,800	1,820

CNH Industrial Capital LLC
3.875% due 10/15/2021	1,000	1,028
4.375% due 11/06/2020	1,500	1,530
4.875% due 04/01/2021	1,092	1,133

Crown Castle International Corp.
3.400% due 02/15/2021	1,400	1,419
5.250% due 01/15/2023	1,792	1,956

Digital Realty Trust LP
4.450% due 07/15/2028	1,900	2,103

Discover Bank
4.200% due 08/08/2023	1,500	1,596

Duke Realty LP
3.250% due 06/30/2026	1,900	1,968

EPR Properties
3.750% due 08/15/2029	1,600	1,602
4.500% due 04/01/2025	1,500	1,582

Federal Realty Investment Trust
3.200% due 06/15/2029	1,400	1,454

Ford Motor Credit Co. LLC
3.157% due 08/04/2020	1,200	1,203
3.550% due 10/07/2022	1,500	1,501

General Motors Financial Co., Inc.
2.450% due 11/06/2020	1,500	1,499
3.150% due 01/15/2020	2,000	2,003
3.200% due 07/13/2020	2,200	2,212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	$1,300	$1,315
3.200% due 02/23/2023	1,500	1,542
3.750% due 05/22/2025	1,100	1,166

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	1,600	1,625

International Lease Finance Corp.
5.875% due 08/15/2022	900	986
8.250% due 12/15/2020	1,200	1,284

Jackson National Life Global Funding
2.375% due 09/15/2022	1,400	1,408

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~	1,800	1,806
3.125% due 01/23/2025	1,600	1,659
3.514% due 06/18/2022 •	1,000	1,024
3.797% due 07/23/2024 •	1,500	1,584
4.350% due 08/15/2021	200	208

Kilroy Realty LP
4.375% due 10/01/2025	1,500	1,616

Kimco Realty Corp.
2.700% due 03/01/2024	1,800	1,816

MassMutual Global Funding
2.250% due 07/01/2022	1,700	1,706

Metropolitan Life Global Funding
2.400% due 06/17/2022	1,200	1,211
3.450% due 12/18/2026	1,700	1,829

Mid-America Apartments LP
3.600% due 06/01/2027	1,800	1,906
3.750% due 06/15/2024	1,750	1,841
3.950% due 03/15/2029	500	546

Morgan Stanley
2.500% due 04/21/2021	1,000	1,007
3.125% due 07/27/2026	1,100	1,134
3.458% (US0003M + 1.180%) due 01/20/2022 ~	2,300	2,323
3.683% (US0003M + 1.400%) due 10/24/2023 ~	1,400	1,426

National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,572

New York Life Global Funding
2.900% due 01/17/2024	1,500	1,548

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	1,200	1,199
2.650% due 07/13/2022	900	905
3.193% (US0003M + 0.890%) due 01/13/2022 ~	1,700	1,708

Nuveen Finance LLC
4.125% due 11/01/2024	550	595

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,800	1,899
4.750% due 01/15/2028	1,200	1,300

Physicians Realty LP
4.300% due 03/15/2027	900	963

Public Storage
2.370% due 09/15/2022	200	202
3.094% due 09/15/2027	1,600	1,683

Raymond James Financial, Inc.
3.625% due 09/15/2026	2,200	2,304

Realty Income Corp.
3.650% due 01/15/2028	700	751
3.875% due 04/15/2025	1,300	1,397

Reliance Standard Life Global Funding
2.625% due 07/22/2022	1,400	1,412

Sabra Health Care LP
4.800% due 06/01/2024	1,400	1,481

SBA Tower Trust
2.877% due 07/15/2046	1,900	1,909

Service Properties Trust
4.375% due 02/15/2030	1,600	1,533

Simon Property Group LP
2.750% due 06/01/2023	1,300	1,329

STORE Capital Corp.
4.500% due 03/15/2028	300	324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Bank
3.650% due 05/24/2021	$1,900	$1,937

Synchrony Financial
2.850% due 07/25/2022	1,100	1,110

UDR, Inc.
3.500% due 01/15/2028	1,600	1,691

VEREIT Operating Partnership LP
3.950% due 08/15/2027	1,400	1,479
4.875% due 06/01/2026	1,000	1,109

Washington Prime Group LP
6.450% due 08/15/2024	1,700	1,671

WEA Finance LLC
3.250% due 10/05/2020	1,600	1,616

Wells Fargo & Co.
5.889% (US0003M + 3.770%) due 12/15/2019 ~(e)	914	927

Wells Fargo Bank N.A.
2.897% due 05/27/2022 •	1,600	1,618
3.550% due 08/14/2023	1,800	1,892

WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,903

		143,766

INDUSTRIALS 23.0%

AbbVie, Inc.
2.300% due 05/14/2021	1,500	1,503
2.900% due 11/06/2022	1,600	1,632
3.200% due 11/06/2022	900	924

Activision Blizzard, Inc.
2.300% due 09/15/2021	800	802

Allergan Sales LLC
5.000% due 12/15/2021	1,700	1,786

Allergan, Inc.
3.375% due 09/15/2020	1,200	1,213

American Airlines Pass-Through Trust
3.000% due 04/15/2030	1,076	1,100
3.150% due 08/15/2033	2,100	2,158
3.500% due 08/15/2033	500	520
4.000% due 01/15/2027	175	184

Andeavor Logistics LP
5.500% due 10/15/2019	1,700	1,702

Anthem, Inc.
2.375% due 01/15/2025	1,700	1,692

AutoNation, Inc.
3.350% due 01/15/2021	1,300	1,313

BAT Capital Corp.
2.764% due 08/15/2022	1,700	1,717

Bayer U.S. Finance LLC
3.500% due 06/25/2021	1,500	1,530

BMW U.S. Capital LLC
3.100% due 04/12/2021	1,300	1,321
3.400% due 08/13/2021	1,700	1,742

British Airways Pass-Through Trust
3.350% due 12/15/2030	1,300	1,329

Broadcom Corp.
2.650% due 01/15/2023	900	900
3.000% due 01/15/2022	1,500	1,515
3.625% due 01/15/2024	1,300	1,331

Broadcom, Inc.
3.125% due 04/15/2021	1,700	1,717

Celgene Corp.
3.250% due 08/15/2022	1,300	1,340

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	1,500	1,559

Charter Communications Operating LLC
3.579% due 07/23/2020	1,400	1,413
4.464% due 07/23/2022	1,500	1,580

Conagra Brands, Inc.
4.300% due 05/01/2024	1,300	1,396

Constellation Brands, Inc.
2.650% due 11/07/2022	1,400	1,417

148	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Resources, Inc.
5.000% due 09/15/2022	$825	$833

CVS Health Corp.
2.750% due 12/01/2022	2,000	2,026
3.700% due 03/09/2023	1,600	1,666
4.750% due 12/01/2022	500	534

D.R. Horton, Inc.
4.000% due 02/15/2020	1,200	1,207
4.375% due 09/15/2022	1,500	1,575

Daimler Finance North America LLC
2.550% due 08/15/2022	1,700	1,707
2.611% (US0003M + 0.430%) due 02/12/2021 ~	4,100	4,095

Dell International LLC
4.420% due 06/15/2021	1,400	1,444

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	494	543

Delta Air Lines, Inc.
3.400% due 04/19/2021	1,200	1,217

Discovery Communications LLC
2.800% due 06/15/2020	1,400	1,405

eBay, Inc.
2.750% due 01/30/2023	1,500	1,519
3.136% (US0003M + 0.870%) due 01/30/2023 ~	1,300	1,307
3.800% due 03/09/2022	900	933

Enable Oklahoma Intrastate Transmission LLC
6.250% due 03/15/2020	1,400	1,421

Energy Transfer Operating LP
4.150% due 10/01/2020	1,400	1,421

Entergy Louisiana LLC
5.400% due 11/01/2024	1,500	1,737

Enterprise Products Operating LLC
3.350% due 03/15/2023	1,300	1,346

EOG Resources, Inc.
2.625% due 03/15/2023	500	510

Equifax, Inc.
3.600% due 08/15/2021	1,500	1,529

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	1,500	1,535

Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021	1,100	1,123

General Electric Co.
3.119% (US0003M + 1.000%) due 03/15/2023 ~	900	887
4.650% due 10/17/2021	1,900	1,977
5.550% due 05/04/2020	1,700	1,725

Humana, Inc.
2.900% due 12/15/2022	1,500	1,527

Huntsman International LLC
5.125% due 11/15/2022	1,300	1,387

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	1,500	1,535

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	2,000	2,045
4.057% due 05/25/2023	1,600	1,694

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	1,400	1,424

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,400	1,403

McCormick & Co., Inc.
2.700% due 08/15/2022	1,000	1,014

McDonald’s Corp.
3.350% due 04/01/2023	1,400	1,462

Merck & Co., Inc.
2.750% due 02/10/2025	2,000	2,072

Microchip Technology, Inc.
3.922% due 06/01/2021	1,700	1,737

Micron Technology, Inc.
4.640% due 02/06/2024	1,200	1,277

Moody’s Corp.
2.625% due 01/15/2023	1,500	1,517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Norfolk Southern Corp.
3.850% due 01/15/2024	$1,900	$2,026

Owens Corning
3.400% due 08/15/2026	1,600	1,609
4.200% due 12/01/2024	1,500	1,580

PayPal Holdings, Inc.
2.400% due 10/01/2024	1,400	1,406

Penske Truck Leasing Co. LP
4.875% due 07/11/2022	1,400	1,492

Philip Morris International, Inc.
2.375% due 08/17/2022	1,900	1,914

Reynolds American, Inc.
4.000% due 06/12/2022	1,100	1,146
6.875% due 05/01/2020	1,000	1,026

Rockwell Collins, Inc.
2.800% due 03/15/2022	800	813

Ryder System, Inc.
2.650% due 03/02/2020	1,600	1,602

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,300	1,343

Southern Co.
2.350% due 07/01/2021	1,300	1,304

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	1,100	1,142
4.600% due 06/15/2028	1,000	1,078

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	650	654
5.152% due 09/20/2029	900	979

Tech Data Corp.
3.700% due 02/15/2022	700	716

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	1,500	1,500

Time Warner Cable LLC
4.125% due 02/15/2021	2,036	2,073

U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	805	898

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,252	1,286
4.150% due 02/25/2033	1,300	1,422

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022	1,400	1,407
2.850% due 09/26/2024	1,400	1,409
3.121% (US0003M + 0.940%) due 11/12/2021 ~	1,400	1,408
3.875% due 11/13/2020	1,400	1,423
4.000% due 11/12/2021	1,100	1,137

Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,579

Zoetis, Inc.
3.250% due 08/20/2021	1,800	1,832

		134,856

UTILITIES 6.2%

American Water Capital Corp.
3.450% due 06/01/2029	1,490	1,591

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	1,800	1,809
3.200% due 03/01/2022	1,200	1,230
3.253% (US0003M + 0.950%) due 07/15/2021 ~	1,500	1,514

Avangrid, Inc.
3.150% due 12/01/2024	1,500	1,547

Boston Gas Co.
3.001% due 08/01/2029	1,400	1,444

Duke Energy Corp.
3.050% due 08/15/2022	2,500	2,560

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	1,300	1,346

Enable Midstream Partners LP
4.950% due 05/15/2028	1,600	1,664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eversource Energy
2.500% due 03/15/2021	$1,400	$1,405
2.750% due 03/15/2022	300	304

Exelon Corp.
5.150% due 12/01/2020	1,500	1,540

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,445

Interstate Power & Light Co.
3.250% due 12/01/2024	1,400	1,461

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	1,500	1,509

LG&E & KU Energy LLC
4.375% due 10/01/2021	1,000	1,033

MidAmerican Energy Co.
3.100% due 05/01/2027	1,500	1,579

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022	1,200	1,228
3.550% due 05/01/2027	1,500	1,592

Plains All American Pipeline LP
2.600% due 12/15/2019	2,000	2,000

Progress Energy, Inc.
3.150% due 04/01/2022	1,000	1,021

San Diego Gas & Electric Co.
3.600% due 09/01/2023	1,300	1,364

Southwestern Electric Power Co.
3.550% due 02/15/2022	1,225	1,258

Tampa Electric Co.
2.600% due 09/15/2022	1,300	1,312

Verizon Communications, Inc.
3.376% due 02/15/2025	1,700	1,797

		36,553

Total Corporate Bonds & Notes (Cost $307,608)		315,175

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.3%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,447

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	85	89

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	335	340

MASSACHUSETTS 0.0%

Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100	103

PENNSYLVANIA 0.1%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
3.176% (US0003M + 0.900%) due 07/25/2029 ~	833	835

Total Municipal Bonds & Notes (Cost $2,523)		2,814

U.S. GOVERNMENT AGENCIES 61.4%

Fannie Mae
2.205% due 12/25/2036 •	102	101
2.310% due 08/01/2022	499	504
2.468% due 05/25/2023 •	5	5
2.468% due 06/25/2049 - 06/25/2059	8,352	8,369

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	149

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.518% due 02/25/2022 •	$1	$1
2.570% due 10/25/2022 •	5	5
2.618% due 08/25/2022 •	2	2
2.680% due 09/25/2046 •	676	677
2.718% due 04/25/2022 •	1	1
2.845% due 09/25/2022 •	1	1
3.330% due 11/01/2021	255	261
3.683% due 07/01/2044 •	81	82
3.980% due 07/01/2021	38,300	39,542
4.197% due 09/01/2035 •	26	27
4.393% due 05/25/2035	60	64
4.407% due 01/01/2035 •	117	121
4.545% due 05/01/2038 •	730	766
4.846% due 04/01/2041 •	13	13
5.313% due 12/25/2042 ~	246	269
6.500% due 06/25/2044	68	78

Fannie Mae UMBS
3.500% due 01/01/2026 - 04/01/2045	1,213	1,265
4.000% due 08/01/2025 - 06/01/2049	9,571	10,024
4.500% due 02/01/2023 - 10/01/2042	3,067	3,313
5.500% due 03/01/2022 - 02/01/2040	2,169	2,423
6.000% due 04/01/2023 - 01/01/2039	1,823	2,094
6.500% due 11/01/2021 - 10/01/2037	26	30
8.000% due 10/01/2030	1	1

Fannie Mae UMBS, TBA
3.000% due 10/01/2034 - 11/01/2049	30,600	31,104
3.500% due 10/01/2034 - 11/01/2049	94,800	97,857
4.000% due 11/01/2049	1,900	1,973

Freddie Mac
2.778% due 08/15/2036 •	738	750
3.492% due 02/25/2045 •	103	104
4.000% due 04/01/2024 - 04/01/2048	2,847	3,012
4.500% due 02/01/2029 - 12/01/2040	665	719
4.575% due 12/01/2022 •	41	41
4.830% due 07/01/2030 •	9	9
5.000% due 12/01/2039 - 07/01/2040	78	87
5.500% due 12/01/2036 - 07/01/2039	747	843
6.000% due 11/01/2029 - 09/01/2038	2,503	2,866
7.000% due 07/15/2022	68	71
7.500% due 01/15/2023	183	193
8.000% due 11/01/2025 - 06/15/2030	187	220
9.000% due 12/15/2020	1	2

Freddie Mac UMBS
4.000% due 09/01/2048 - 01/01/2049	3,191	3,315

Ginnie Mae
2.500% due 11/20/2045 •	623	622
2.689% due 02/20/2067 •	1,099	1,099
2.744% due 10/20/2062 •	2,914	2,918
2.775% due 07/20/2062 ~	2,263	2,275
2.829% due 07/20/2065 - 10/20/2065 •	4,777	4,778
2.840% due 06/20/2065 •	3,135	3,134
2.879% due 11/20/2065 •	975	979
2.979% due 08/20/2066 •	1,755	1,765
3.029% due 05/20/2066	2,013	2,027
3.029% due 06/20/2066 - 07/20/2066 •	3,867	3,896
3.129% due 04/20/2066 •	558	564
3.149% due 07/20/2065 •	3,073	3,107
3.750% (H15T1Y + 1.500%) due 09/20/2024 - 09/20/2025 ~	70	72
3.750% due 07/20/2027 - 07/20/2030 •	219	223
3.846% due 11/20/2067 •	1,792	1,822
3.875% (H15T1Y + 1.500%) due 06/20/2023 ~	29	29
3.875% due 05/20/2027 - 06/20/2027 •	75	77

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	$149	$152
4.000% due 02/20/2027 •	30	30
4.000% due 10/20/2044 - 07/20/2049	15,182	15,886
4.125% due 12/20/2029 •	128	133
4.500% due 04/20/2048 - 04/20/2049	9,462	9,923
5.000% due 07/15/2034 - 07/20/2049	17,571	18,790
6.000% due 01/15/2024	1	1
7.500% due 03/15/2024 - 09/15/2025	1	0
8.000% due 01/15/2022 - 08/15/2024	4	3

Ginnie Mae, TBA
3.000% due 11/01/2049	4,800	4,922
3.500% due 11/01/2049	19,500	20,196
4.000% due 10/01/2049 - 11/01/2049	33,100	34,437
4.500% due 10/01/2049 - 11/01/2049	10,700	11,180
5.000% due 12/01/2049	1,200	1,268

Total U.S. Government Agencies (Cost $356,767)		359,513

U.S. TREASURY OBLIGATIONS 15.7%

U.S. Treasury Bonds
2.500% due 02/15/2045 (h)	900	970
2.750% due 11/15/2042	700	786
3.000% due 05/15/2042	400	468
3.000% due 11/15/2044 (h)	15,900	18,693
3.125% due 11/15/2041 (h)	1,800	2,147
3.125% due 02/15/2043	700	836
3.125% due 08/15/2044 (h)	1,300	1,559
3.375% due 05/15/2044 (h)	4,500	5,611
3.750% due 08/15/2041 (h)	2,200	2,870

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023 (h)	4,668	4,633
0.375% due 07/15/2025	2,705	2,744
0.500% due 04/15/2024 (h)	814	825
0.625% due 04/15/2023 (h)	1,033	1,042
0.625% due 01/15/2026 (h)	6,694	6,873
0.750% due 07/15/2028 (h)	16,190	17,030
0.750% due 02/15/2042 (h)	454	481
0.875% due 01/15/2029 (h)	14,022	14,913
0.875% due 02/15/2047 (h)	850	926
1.000% due 02/15/2046 (h)	1,949	2,177
1.000% due 02/15/2048 (h)	1,353	1,521
1.000% due 02/15/2049 (h)	612	693
1.375% due 02/15/2044 (h)	2,092	2,511

U.S. Treasury Notes
2.875% due 05/15/2049 (h)	1,300	1,518

Total U.S. Treasury Obligations (Cost $90,005)		91,827

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%

American Home Mortgage Investment Trust
4.031% due 02/25/2045 •	262	264

Ashford Hospitality Trust
3.028% due 05/15/2035 •	1,800	1,801

Banc of America Funding Trust
4.808% due 05/25/2035 ~	285	293

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	4,600	4,988

BCAP LLC Trust
2.595% due 01/26/2036 •	370	367

Bear Stearns Adjustable Rate Mortgage Trust
4.528% due 02/25/2036 ^~	256	246
4.853% due 01/25/2035 ~	842	862
5.033% due 04/25/2033 ~	70	73

Bear Stearns ALT-A Trust
4.201% due 09/25/2035 ^~	161	135
4.496% due 05/25/2035 ~	1,062	1,081

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.248% due 10/25/2035 •	436	438

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	1,374	1,378
4.380% due 10/25/2035 •	84	87

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	$710	$731

Countrywide Home Loan Mortgage Pass-Through Trust
3.711% due 02/20/2036 ^•	161	143
4.244% due 02/20/2035 ~	6	6

Credit Suisse First Boston Mortgage Securities Corp.
4.793% due 09/25/2033 ~	1,536	1,588
5.329% due 06/25/2032 ~	44	45

GS Mortgage Securities Trust
2.109% due 11/10/2045 ~(a)	852	43

HomeBanc Mortgage Trust
2.268% due 03/25/2035 •	2,409	2,122

IndyMac Adjustable Rate Mortgage Trust
3.671% due 01/25/2032 ~	7	7

IndyMac Mortgage Loan Trust
3.774% due 11/25/2035 ^~	902	859

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	3,200	3,326

JPMorgan Chase Commercial Mortgage Securities Trust
2.938% due 06/15/2035 •	1,454	1,452
3.028% due 06/15/2032 •	1,728	1,729
3.600% due 12/15/2031 •	1,700	1,704

JPMorgan Mortgage Trust
4.420% due 07/25/2035 ~	307	311

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,700	1,782

Morgan Stanley Capital Trust
3.436% due 12/15/2049	2,200	2,313
3.560% due 07/13/2029 ~	2,000	2,031

Morgan Stanley Mortgage Loan Trust
4.365% due 06/25/2036 ~	2,258	2,356

Nomura Resecuritization Trust
2.345% due 12/26/2035 •	1,190	1,187

Prime Mortgage Trust
2.418% due 02/25/2034 •	75	71

RBSSP Resecuritization Trust
4.317% due 12/25/2035 ~	830	855

Residential Funding Mortgage Securities, Inc. Trust
5.108% due 02/25/2036 ^~	188	172

Sequoia Mortgage Trust
2.697% due 04/19/2027 •	464	459

Structured Asset Mortgage Investments Trust
2.717% due 09/19/2032 •	77	76

Tharaldson Hotel Portfolio Trust
2.792% due 11/11/2034 •	810	811

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 10/25/2045 •	221	219

Wells Fargo Mortgage-Backed Securities Trust
2.518% due 07/25/2037 ^•	88	78
4.945% due 12/25/2034 ~	408	425
4.984% due 01/25/2035 ~	5	5
4.991% due 03/25/2036 ~	466	481

Total Non-Agency Mortgage-Backed Securities (Cost $37,810)		39,400

ASSET-BACKED SECURITIES 4.2%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.468% due 01/25/2036 •	2,740	2,750

Asset-Backed Securities Corp. Home Equity Loan Trust
3.273% due 08/15/2033 •	1,963	1,976

B2R Mortgage Trust
2.567% due 06/15/2049	1,456	1,453

EMC Mortgage Loan Trust
2.758% due 05/25/2040 •	456	456

Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024	1,300	1,325

Fremont Home Loan Trust
2.078% due 01/25/2037 •	50	29

Home Equity Asset Trust
2.918% due 11/25/2034 •	876	884

LMREC, Inc.
3.408% due 02/22/2032	383	382

MASTR Asset-Backed Securities Trust
2.708% due 03/25/2035 •	3,700	3,701

Morgan Stanley IXIS Real Estate Capital Trust
2.068% due 11/25/2036 •	15	7

150	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Private Education Refi Loan Trust
3.010% due 06/16/2042	$742	$747

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,500	1,526

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.768% due 07/25/2035 •	116	117
3.263% due 01/25/2036 •	600	605

Residential Asset Securities Corp. Trust
2.288% due 04/25/2036 •	2,233	2,241

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^	651	213

SLM Student Loan Trust
2.426% due 10/25/2029 •	914	908

SoFi Consumer Loan Program LLC
3.050% due 12/26/2025	366	368

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	1,190	1,200

SoFi Professional Loan Program LLC
2.390% due 02/25/2042	2,036	2,039

Structured Asset Investment Loan Trust
2.918% due 09/25/2034 •	424	422
3.143% due 07/25/2033 •	1,484	1,490

Total Asset-Backed Securities (Cost $23,985)		24,839

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)(f)	4,000	$4,445

Total Preferred Securities (Cost $4,120)		4,445

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (g) 0.8%
		4,490

U.S. TREASURY BILLS 0.0%
1.966% due 12/05/2019 (b)(c)	182	182

Total Short-Term Instruments (Cost $4,671)		4,672

Total Investments in Securities (Cost $827,489)		842,685

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short Asset Portfolio	3,405,521	$33,895

PIMCO Short-Term Floating NAV Portfolio III	11,581	115

Total Short-Term Instruments (Cost $34,165)		34,010

Total Investments in Affiliates (Cost $34,165)		34,010

Total Investments 149.7% (Cost $861,654)		$876,695

Financial Derivative Instruments (i)(j) (0.0)% (Cost or Premiums, net $(237))		(54)

Other Assets and Liabilities, net (49.7)%		(290,896)

Net Assets 100.0%		$585,745

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 4,120	$4,445	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$4,490	U.S. Treasury Notes 2.250% due 03/31/2021	$(4,584)	$4,490	$4,490

Total Repurchase Agreements						$(4,584)	$4,490	$4,490

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	151

Schedule of Investments PIMCO Total Return Fund II (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.230%	09/12/2019	10/11/2019		$(5,665)	$(5,672)
	2.330	07/24/2019	10/22/2019		(12,410)	(12,466)
	2.330	09/26/2019	10/22/2019		(824)	(824)
BSN	2.220	08/13/2019	10/15/2019		(6,158)	(6,177)
	2.290	08/01/2019	10/02/2019		(6,121)	(6,145)
	2.310	08/02/2019	10/03/2019		(8,579)	(8,611)
DEU	2.250	08/28/2019	10/08/2019		(4,441)	(4,450)
GRE	2.150	09/05/2019	10/07/2019		(1,579)	(1,582)
	2.280	08/20/2019	10/07/2019		(16,786)	(16,831)
	2.290	08/21/2019	10/07/2019		(6,698)	(6,716)
	2.290	09/11/2019	10/08/2019		(9,614)	(9,626)
	2.450	09/17/2019	10/01/2019		(6,468)	(6,474)
RDR	2.100	09/20/2019	TBD	(3)	(1,988)	(1,989)

Total Reverse Repurchase Agreements						$(87,563)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.7)%
Fannie Mae UMBS, TBA	4.500%	11/01/2049	$12,900	$(13,573)	$(13,594)
Fannie Mae UMBS, TBA	6.000	10/01/2049	2,200	(2,424)	(2,435)

Total Short Sales (2.7)%				$(15,997)	$(16,029)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(18,962)	$0	$(18,962)	$19,009	$47
BSN	0	(20,933)	0	(20,933)	20,717	(216)
DEU	0	(4,450)	0	(4,450)	4,364	(86)
FICC	4,490	0	0	4,490	(4,584)	(94)
GRE	0	(41,229)	0	(41,229)	40,999	(230)
JPS	0	0	0	0	(15)	(15)
RDR	0	(1,989)	0	(1,989)	2,070	81

Total Borrowings and Other Financing Transactions	$4,490	$(87,563)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,989)	$(1,989)
U.S. Treasury Obligations	(6,474)	(79,100)	0	0	(85,574)

Total Borrowings	$(6,474)	$(79,100)	$0	$(1,989)	$(87,563)

Payable for reverse repurchase agreements					$(87,563)

(h)	Securities with an aggregate market value of $87,476 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(52,227) at a weighted average interest rate of 2.435%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

152	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$ 118.500	10/25/2019	35	$35	$(8)	$(7)
Call - CBOT U.S. Treasury 10-Year Note November 2019 Futures	131.000	10/25/2019	58	58	(24)	(24)

Total Written Options					$(32)	$(31)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2019	302	$	35,983	$(190)	$0	$(14)
U.S. Treasury 10-Year Note December Futures	12/2019	289		37,660	(276)	0	(23)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	179		34,351	(1,119)	11	0

					$(1,585)	$11	$(37)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 30-Year Bond December Futures	12/2019	77	$	(12,498)	$269	$2	$0

Total Futures Contracts					$(1,316)	$13	$(37)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Simon Property Group LP	1.000%	Quarterly	06/20/2022	0.214%	$ 1,100	$18	$5	$23	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-28 5-Year Index	1.000%	Quarterly	06/20/2022	$6,600	$141	$(24)	$117	$2	$0

Total Swap Agreements					$159	$(19)	$140	$2	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$13	$2	$15	$(31)	$(37)	$(1)	$(69)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	153

Schedule of Investments PIMCO Total Return Fund II (Cont.)

Cash of $2,817 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	2,000	$96	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	2,500	118	0

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	500	24	0

Total Purchased Options							$238	$0

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	6,600	$(56)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,200	(144)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,300	(81)	0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,500	(19)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(66)	0

						$(366)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	8,600	$(94)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	11,000	(118)	0

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	2,200	(24)	0

							$(236)	$0

Total Written Options							$(602)	$0

(1)	Notional Amount represents the number of contracts.

154	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$13	$15

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$31	$31
Futures	0	0	0	0	37	37

Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$68	$69

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	90	90
Futures	0	0	0	0	9,563	9,563
Swap Agreements	0	194	0	0	496	690

	$0	$194	$0	$0	$10,140	$10,334

Over the counter
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	4	0	0	3	7

	$0	$4	$0	$0	$(2)	$2

	$0	$198	$0	$0	$10,138	$10,336

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Written Options	0	0	0	0	(34)	(34)
Futures	0	0	0	0	(1,815)	(1,815)
Swap Agreements	0	(112)	0	0	(337)	(449)

	$0	$(112)	$0	$0	$(2,181)	$(2,293)

Over the counter
Purchased Options	$0	$0	$0	$0	$(58)	$(58)
Written Options	0	(4)	0	0	39	35

	$0	$(4)	$0	$0	$(19)	$(23)

	$0	$(116)	$0	$0	$(2,200)	$(2,316)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	155

Schedule of Investments PIMCO Total Return Fund II (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$143,766	$0	$143,766
Industrials	0	134,856	0	134,856
Utilities	0	36,553	0	36,553
Municipal Bonds & Notes
California	0	1,447	0	1,447
Illinois	0	89	0	89
Iowa	0	340	0	340
Massachusetts	0	103	0	103
Pennsylvania	0	835	0	835
U.S. Government Agencies	0	359,513	0	359,513
U.S. Treasury Obligations	0	91,827	0	91,827
Non-Agency Mortgage-Backed Securities	0	39,400	0	39,400
Asset-Backed Securities	0	24,839	0	24,839
Preferred Securities
Banking & Finance	0	4,445	0	4,445
Short-Term Instruments
Repurchase Agreements	0	4,490	0	4,490
U.S. Treasury Bills	0	182	0	182

	$0	$842,685	$0	$842,685

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$34,010	$0	$0	$34,010

Total Investments	$34,010	$842,685	$0	$876,695

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,029)	$0	$(16,029)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$13	$2	$0	$15

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(68)	$(1)	$0	$(69)

Total Financial Derivative Instruments	$(55)	$1	$0	$(54)

Totals	$33,955	$826,657	$0	$860,612

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

156	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund IV

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.8%

CORPORATE BONDS & NOTES 43.3%

BANKING & FINANCE 25.7%

AerCap Ireland Capital DAC
3.500% due 05/26/2022	$960	$985

AIA Group Ltd.
3.125% due 03/13/2023	3,000	3,076

Aircastle Ltd.
5.125% due 03/15/2021	3,100	3,214

Aviation Capital Group LLC
2.875% due 01/20/2022	1,600	1,607

Banco Santander S.A.
3.848% due 04/12/2023	1,400	1,460

Barclays Bank PLC
10.179% due 06/12/2021	2,000	2,237

Barclays PLC
3.684% due 01/10/2023	1,400	1,424

BBVA Bancomer S.A.
7.250% due 04/22/2020	283	290

BBVA USA
3.500% due 06/11/2021	1,400	1,424

BGC Partners, Inc.
5.125% due 05/27/2021	2,600	2,686

BNP Paribas S.A.
3.500% due 03/01/2023	1,400	1,446

BOC Aviation Ltd.
3.316% (US0003M + 1.050%) due 05/02/2021 ~	2,300	2,310

Boston Properties LP
2.750% due 10/01/2026	1,100	1,111

BPCE S.A.
4.000% due 09/12/2023	1,400	1,478

Brandywine Operating Partnership LP
3.950% due 02/15/2023	900	939

Camden Property Trust
3.500% due 09/15/2024	1,300	1,366

Cantor Fitzgerald LP
6.500% due 06/17/2022	3,500	3,777

Capital One Financial Corp.
4.250% due 04/30/2025	1,400	1,516

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	1,200	1,187

Citigroup, Inc.
2.876% due 07/24/2023 •	1,400	1,420
3.349% (US0003M + 1.250%) due 07/01/2026 ~	1,400	1,422

Cooperatieve Rabobank UA
2.625% due 07/22/2024	1,100	1,114

Credit Suisse Group AG
2.997% due 12/14/2023 •	1,400	1,414
4.207% due 06/12/2024 •	2,500	2,635

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	2,800	2,944
3.800% due 06/09/2023	1,400	1,463

Daiwa Securities Group, Inc.
3.129% due 04/19/2022	2,800	2,846

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(e)	4,250	4,293

Deutsche Bank AG
3.300% due 11/16/2022	2,900	2,885
3.950% due 02/27/2023	200	203

EPR Properties
4.500% due 04/01/2025	1,400	1,477

Fidelity National Financial, Inc.
5.500% due 09/01/2022	1,000	1,074

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~	2,700	2,700
3.200% due 01/15/2021	200	200
3.393% (US0003M + 1.235%) due 02/15/2023 ~	3,000	2,911

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.443% (US0003M + 3.140%) due 01/07/2022 ~		$2,600	$2,673

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		700	699

Goldman Sachs Group, Inc.
2.898% (US0003M + 0.750%) due 02/23/2023 ~		2,300	2,299

Host Hotels & Resorts LP
3.875% due 04/01/2024		2,900	3,049

Intesa Sanpaolo SpA
4.000% due 09/23/2029		1,200	1,196

JPMorgan Chase & Co.
3.797% due 07/23/2024 •		2,300	2,429

Kilroy Realty LP
3.800% due 01/15/2023		2,200	2,300

Kimco Realty Corp.
2.700% due 03/01/2024		1,200	1,210

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	1,500	1,082

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$1,200	1,210
2.801% due 07/18/2024		1,200	1,222

Mizuho Financial Group, Inc.
2.555% due 09/13/2025 •		1,200	1,198

Morgan Stanley
3.125% due 07/27/2026		1,700	1,752
3.875% due 01/27/2026		2,300	2,470

Nationwide Building Society
3.766% due 03/08/2024 •		1,400	1,438

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		1,200	1,204

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		1,400	1,477
5.250% due 01/15/2026		1,400	1,536

Realty Income Corp.
3.875% due 04/15/2025		2,300	2,472

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •		400	421
7.648% due 09/30/2031 •(e)		2,500	3,463

Santander Holdings USA, Inc.
3.400% due 01/18/2023		2,300	2,355

Santander UK Group Holdings PLC
2.875% due 08/05/2021		2,500	2,512

Service Properties Trust
4.250% due 02/15/2021		1,100	1,115

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		2,200	2,201
3.000% due 07/15/2022		1,700	1,719

Synchrony Bank
3.650% due 05/24/2021		1,400	1,427

UniCredit SpA
7.830% due 12/04/2023		1,900	2,229

Washington Prime Group LP
6.450% due 08/15/2024		2,900	2,850

Wells Fargo & Co.
5.889% (US0003M + 3.770%) due 12/15/2019 ~(e)		2,204	2,234

			119,976

INDUSTRIALS 12.7%

Air Canada Pass-Through Trust
5.375% due 11/15/2022		635	653

Allergan Funding SCS
3.450% due 03/15/2022		2,300	2,358

American Airlines Pass-Through Trust
3.500% due 08/15/2033		1,300	1,351

BAT International Finance PLC
3.250% due 06/07/2022		1,560	1,594
3.500% due 06/15/2022		1,369	1,405

Bayer U.S. Finance LLC
3.129% (US0003M + 1.010%) due 12/15/2023 ~		800	801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW Finance NV
2.250% due 08/12/2022		$1,200	$1,202

Braskem Finance Ltd.
5.750% due 04/15/2021		1,300	1,352

Canadian Pacific Railway Co.
4.500% due 01/15/2022		1,000	1,048

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		2,300	2,390

Charter Communications Operating LLC
4.464% due 07/23/2022		2,300	2,422

Daimler Finance North America LLC
3.030% (US0003M + 0.880%) due 02/22/2022 ~		3,100	3,117

Danone S.A.
2.589% due 11/02/2023		1,700	1,725

Dell International LLC
4.420% due 06/15/2021		800	825
5.450% due 06/15/2023		1,400	1,525

ERAC USA Finance LLC
2.600% due 12/01/2021		800	804

Expedia Group, Inc.
3.250% due 02/15/2030		1,100	1,100

GATX Corp.
4.850% due 06/01/2021		900	939

General Electric Co.
5.550% due 05/04/2020		1,400	1,420

Imperial Brands Finance PLC
3.125% due 07/26/2024		1,500	1,505
3.750% due 07/21/2022		2,400	2,472

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023		1,400	1,482

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~		1,000	998

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		3,344	3,433

Occidental Petroleum Corp.
2.900% due 08/15/2024		1,200	1,210

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (c)(e)		572	7
0.000% due 10/31/2019 (c)(e)		365	5

Owens Corning
4.200% due 12/01/2024		800	843

PayPal Holdings, Inc.
2.850% due 10/01/2029		1,200	1,206

Pernod Ricard S.A.
4.250% due 07/15/2022		600	632

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,400	1,447

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		2,115	2,232

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		950	956

Suntory Holdings Ltd.
2.550% due 06/28/2022		900	903

Volkswagen Group of America Finance LLC
3.121% (US0003M + 0.940%) due 11/12/2021 ~		2,600	2,615

Volkswagen International Finance NV
1.144% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	1,800	2,020

WPP Finance
4.750% due 11/21/2021		$3,100	3,247

Wynn Las Vegas LLC
5.500% due 03/01/2025		2,400	2,526

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		1,611	1,643

			59,413

UTILITIES 4.9%

Ameren Corp.
2.500% due 09/15/2024		1,100	1,107

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	157

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boston Gas Co.
3.001% due 08/01/2029	$1,200	$1,238

Entergy Arkansas LLC
3.050% due 06/01/2023	1,400	1,435

Entergy Corp.
2.950% due 09/01/2026	2,700	2,745

Monongahela Power Co.
3.550% due 05/15/2027	2,800	2,966

NextEra Energy Capital Holdings, Inc.
2.852% (US0003M + 0.720%) due 02/25/2022 ~	2,600	2,624

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	471	469

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	1,288	776

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	447	440

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	1,907	508

Rio Oil Finance Trust
9.250% due 07/06/2024	596	668
9.750% due 01/06/2027	3,114	3,651

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026	1,500	1,551

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,400	1,468

Verizon Communications, Inc.
3.376% due 02/15/2025	1,414	1,494

		23,140

Total Corporate Bonds & Notes (Cost $197,590)		202,529

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.8%

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	3,700	3,834

Total Municipal Bonds & Notes (Cost $3,767)		3,834

U.S. GOVERNMENT AGENCIES 47.7%

Fannie Mae
2.132% due 02/25/2033 •	6,409	6,430
2.310% due 08/01/2022	100	101
2.680% due 09/25/2046 •	1,264	1,265
2.935% due 11/01/2021	9,855	10,028
3.000% due 10/25/2040	1,440	1,480
3.500% due 10/25/2041	20,134	21,512
4.545% due 05/01/2038 •	1,243	1,305
4.713% due 01/01/2036 •	2,223	2,349

Fannie Mae UMBS
3.000% due 06/01/2029	82	84
3.500% due 03/01/2048	353	364
4.000% due 11/01/2047 - 06/01/2049	10,878	11,412
4.500% due 02/01/2031 - 08/01/2042	869	937
5.500% due 02/01/2036 - 05/01/2036	71	81

Fannie Mae UMBS, TBA
3.000% due 11/01/2034 - 11/01/2049	46,100	46,792
3.500% due 11/01/2049	17,314	17,768

Freddie Mac
3.500% due 07/01/2048	9,419	9,685
5.000% due 03/01/2024 - 12/01/2038	782	858
5.500% due 04/01/2038	212	240

Ginnie Mae
0.000% due 11/20/2039 (a)(c)	3,500	3,148
2.450% due 05/20/2047 •	1,954	1,959

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.599% due 06/20/2061 •		$161	$161
2.689% due 02/20/2067 •		2,712	2,711
2.699% due 06/20/2067 •		378	378
2.849% due 09/20/2065 •		2,522	2,523
2.959% due 04/20/2065		724	724
2.979% due 08/20/2066 - 08/20/2067 •		5,256	5,295
3.029% due 05/20/2066		3,019	3,041
3.029% due 06/20/2066 •		2,949	2,971
3.487% due 06/20/2067 •		3,635	3,701
4.000% due 07/20/2049		995	1,038
5.000% due 05/15/2047 - 09/15/2047		514	554

Ginnie Mae, TBA
3.000% due 10/01/2049 - 11/01/2049		4,100	4,207
3.500% due 11/01/2049		12,500	12,946
4.000% due 10/01/2049 - 11/01/2049		26,000	27,052
4.500% due 11/01/2049		7,900	8,251
5.000% due 10/01/2049 - 11/01/2049		9,200	9,691

Total U.S. Government Agencies (Cost $219,970)			223,042

U.S. TREASURY OBLIGATIONS 19.4%

U.S. Treasury Bonds
2.500% due 02/15/2045 (g)(k)		8,700	9,371
2.750% due 08/15/2042 (g)		700	787
3.125% due 02/15/2043 (g)		6,300	7,521
3.125% due 08/15/2044 (g)(i)		4,700	5,637
3.375% due 05/15/2044 (g)		10,400	12,967
3.750% due 11/15/2043 (g)		1,600	2,106

U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2025		974	988
0.500% due 04/15/2024		610	619
0.625% due 04/15/2023		1,549	1,563
0.625% due 01/15/2026 (g)(i)		8,314	8,536
0.750% due 07/15/2028 (g)		10,425	10,966
0.750% due 02/15/2042 (g)(k)		3,406	3,610
0.875% due 01/15/2029 (g)		7,417	7,889
1.000% due 02/15/2048 (g)		3,953	4,447
1.000% due 02/15/2049		1,325	1,502

U.S. Treasury Notes
2.875% due 05/15/2049 (g)		10,200	11,908
2.000% due 08/31/2021 (k)		100	101

Total U.S. Treasury Obligations (Cost $83,114)			90,518

NON-AGENCY MORTGAGE-BACKED SECURITIES 24.8%

Adjustable Rate Mortgage Trust
2.518% due 10/25/2035 •		835	842

Aggregator of Loans Backed by Assets PLC
1.964% due 04/24/2049	GBP	2,707	3,334

Alba PLC
0.901% due 11/21/2037		1,891	2,184
0.953% due 03/17/2039 •		3,472	4,014

Ashford Hospitality Trust
3.028% due 05/15/2035 •		$3,000	3,001

Banc of America Funding Trust
4.808% due 05/25/2035 ~		1,454	1,494

Banc of America Mortgage Trust
6.500% due 10/25/2031		8	8

BCAP LLC Trust
2.595% due 01/26/2036 •		885	880
3.807% due 08/26/2037 ~		149	149

Bear Stearns Adjustable Rate Mortgage Trust
4.702% due 02/25/2033 ~		28	28

CD Mortgage Trust
3.348% due 11/10/2049		2,300	2,416

Chase Mortgage Finance Trust
4.399% due 02/25/2037 ~		28	28

Citigroup Commercial Mortgage Trust
2.878% due 07/15/2032 •		3,700	3,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
4.793% due 09/25/2033 ~		$4	$4

Eurohome UK Mortgages PLC
0.935% due 06/15/2044 •	GBP	2,317	2,754

Eurosail PLC
1.730% (BP0003M + 0.950%) due 06/13/2045 ~		6,566	8,001
1.730% due 06/13/2045 •		4,398	5,367

FirstMac Mortgage Funding Trust
2.101% due 03/08/2049 •	AUD	3,155	2,125
2.351% due 03/08/2049 •		1,500	1,011

Great Hall Mortgages PLC
2.275% due 06/18/2039 •		$2,105	2,048

GS Mortgage Securities Trust
3.278% due 11/10/2049 ~		3,500	3,670

GSR Mortgage Loan Trust
4.715% due 01/25/2035 ~		561	573

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	4,600	5,669

Holmes Master Issuer PLC
2.663% due 10/15/2054 •		$2,314	2,313

HomeBanc Mortgage Trust
2.268% due 03/25/2035 •		615	542

Impac CMB Trust
2.798% due 10/25/2034 •		3,070	3,071

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,500	3,617

JPMorgan Chase Commercial Mortgage Securities Trust
3.028% due 06/15/2032 •		2,496	2,497

Kensington Mortgage Securities PLC
2.289% due 06/14/2040 •		1,771	1,723

Landmark Mortgage Securities PLC
1.047% due 04/17/2044 •	GBP	351	406

Ludgate Funding PLC
0.949% due 12/01/2060 •		2,685	3,124

Mansard Mortgages PLC
0.947% due 04/15/2047 •		805	939

MASTR Adjustable Rate Mortgages Trust
4.734% due 11/21/2034 ~		$917	945

Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •		261	250
3.240% due 01/25/2029 •		164	166

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		6,000	6,223

Morgan Stanley Capital Trust
3.436% due 12/15/2049		2,200	2,313
3.516% due 07/13/2029 ~		3,300	3,352

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	5,024	5,256

Structured Adjustable Rate Mortgage Loan Trust
4.216% due 09/25/2034 ~		$2,372	2,434

Tharaldson Hotel Portfolio Trust
2.792% due 11/11/2034 •		2,430	2,432

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	1,888	2,327

Trinity Square PLC
1.917% due 07/15/2051 •		1,904	2,350

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 10/25/2045 •		$3,872	3,850
2.558% due 07/25/2045 •		173	174

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,500	4,636
3.486% due 12/15/2059		4,800	5,059

Wells Fargo Mortgage-Backed Securities Trust
4.995% due 06/25/2035 ~		1,243	1,297
5.033% due 05/25/2035 ~		1,122	1,164

Total Non-Agency Mortgage-Backed Securities (Cost $121,149)			115,764

ASSET-BACKED SECURITIES 3.6%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.468% due 01/25/2036 •		2,238	2,247

158	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust, Inc.
2.558% due 12/25/2034 •		$2,802	$2,806

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		2,200	2,233

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		16	16

Driver Australia Trust
2.810% due 07/21/2026	AUD	2,958	1,995

Merrill Lynch Mortgage Investors Trust
2.813% due 09/25/2035 •		$1,497	1,497

Navient Private Education Refi Loan Trust
3.010% due 06/16/2042		1,879	1,893

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.858% due 01/25/2036 •		409	410

SLM Student Loan Trust
2.396% due 01/25/2027 •		1,207	1,206

SoFi Professional Loan Program LLC
2.968% due 01/25/2039 •		988	995

Wells Fargo Home Equity Asset-Backed Securities Trust
3.018% due 10/25/2034 •		1,549	1,549

Total Asset-Backed Securities (Cost $16,581)			16,847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.0%

Province of Quebec
6.350% due 01/30/2026		$600	$732

Spain Government International Bond
0.600% due 10/31/2029	EUR	3,200	3,649
1.400% due 07/30/2028		1,800	2,194
1.450% due 04/30/2029		1,300	1,598
1.850% due 07/30/2035		800	1,041

Total Sovereign Issues (Cost $9,183)			9,214

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (f) 0.2%
			764

Total Short-Term Instruments (Cost $764)			764

Total Investments in Securities (Cost $652,118)			662,512

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	17,606	$174

Total Short-Term Instruments (Cost $174)		174

Total Investments in Affiliates (Cost $174)		174

Total Investments 141.8% (Cost $652,292)		$662,686

Financial Derivative Instruments (h)(j) (0.1)% (Cost or Premiums, net $(300))		(331)

Other Assets and Liabilities, net (41.7)%		(195,136)

Net Assets 100.0%		$467,219

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal only security.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$764	U.S. Treasury Notes 2.250% due 03/31/2021	$(781)	$764	$764

Total Repurchase Agreements						$(781)	$764	$764

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	1.900%	09/27/2019	10/01/2019	$(11,901)	$(11,904)
BPG	2.170	08/27/2019	11/27/2019	(560)	(561)
	2.190	08/13/2019	11/13/2019	(15,627)	(15,674)
	2.200	08/14/2019	11/18/2019	(6,264)	(6,283)
	2.270	08/19/2019	10/21/2019	(2,733)	(2,740)
MSC	2.250	09/27/2019	10/30/2019	(12,741)	(12,744)
	2.260	08/27/2019	10/15/2019	(4,400)	(4,410)
	2.280	08/12/2019	10/11/2019	(6,864)	(6,886)
	2.300	07/26/2019	10/30/2019	(9,218)	(9,257)
	2.520	09/24/2019	10/03/2019	(3,357)	(3,358)
TDM	2.280	08/12/2019	10/11/2019	(3,355)	(3,366)
	2.360	09/23/2019	10/07/2019	(2,057)	(2,058)

Total Sale-Buyback Transactions					$(79,241)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	159

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae UMBS, TBA	4.000%	11/01/2049	$1,000	$(1,037)	$(1,038)

Total Short Sales (0.2)%				$(1,037)	$(1,038)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$764	$0	$0	$764	$(781)	$(17)

Master Securities Forward Transaction Agreement
BCY	0	0	(11,904)	(11,904)	11,909	5
BPG	0	0	(25,258)	(25,258)	24,895	(363)
BPS	0	0	0	0	243	243
MSC	0	0	(36,655)	(36,655)	36,677	22
TDM	0	0	(5,424)	(5,424)	5,340	(84)

Total Borrowings and Other Financing Transactions	$764	$0	$(79,241)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(11,904)	$(44,819)	$(22,518)	$0	$(79,241)

Total Borrowings	$(11,904)	$(44,819)	$(22,518)	$0	$(79,241)

Payable for sale-buyback financing transactions					$(79,241)

(g)	Securities with an aggregate market value of $79,663 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(63,678) at a weighted average interest rate of 2.446%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(117) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2019	206	$	32,745	$339	$38	$(11)
U.S. Treasury 5-Year Note December Futures	12/2019	417		49,685	(126)	0	(20)
U.S. Treasury 10-Year Note December Futures	12/2019	680		88,613	(966)	0	(53)
United Kingdom Long Gilt December Futures	12/2019	41		6,767	38	20	0

					$(715)	$58	$(84)

160	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2020	36	$	(9,864)	$9	$1	$(1)
Australia Government 10-Year Bond December Futures	12/2019	137		(13,625)	(80)	77	(6)
Euro-Bund 10-Year Bond December Futures	12/2019	98		(18,613)	212	13	(4)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	45		(8,353)	107	6	(1)
U.S. Treasury 30-Year Bond December Futures	12/2019	33		(5,356)	(61)	1	0

					$187	$98	$(12)

Total Futures Contracts					$(528)	$156	$(96)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Dominion Energy, Inc.	(1.000)%	Quarterly	03/20/2021	0.073%	$	1,700	$(43)	$19	$(24)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Simon Property Group LP	1.000%	Quarterly	06/20/2022	0.214%	$	3,500	$67	$8	$75	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	1.500%	Semi-Annual	03/12/2021	$	129,300	$2	$250	$252	$13	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,800	341	(646)	(305)	3	0
Receive(6)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,200	19	11	30	11	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	7,800	9	(92)	(83)	0	(36)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		4,400	19	(211)	(192)	0	(19)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		2,500	(53)	(421)	(474)	6	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,300	80	(138)	(58)	9	0
Receive	6-Month JPY-LIBOR	0.250	Semi-Annual	12/20/2019	JPY	3,210,000	(108)	70	(38)	0	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		1,720,000	61	130	191	0	(9)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		2,830,000	(188)	(561)	(749)	40	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		110,000	13	16	29	0	(1)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		270,000	0	6	6	0	(3)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		140,000	0	3	3	0	(2)
Pay	6-Month JPY-LIBOR	0.088	Semi-Annual	09/17/2026		220,000	0	6	6	0	(3)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		230,000	0	9	9	0	(3)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		370,000	0	15	15	0	(5)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		135,000	0	6	6	0	(2)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		135,000	0	6	6	0	(2)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		67,000	0	2	2	0	(1)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		163,000	0	3	3	0	(2)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		800,000	(15)	(225)	(240)	13	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		300,000	20	(112)	(92)	5	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		260,000	0	(105)	(105)	4	0
Pay	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		10,000	3	1	4	0	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		530,000	43	(588)	(545)	23	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		10,000	0	(1)	(1)	0	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		180,000	(5)	(340)	(345)	11	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020	MXN	1,114,600	(32)	1,085	1,053	0	(33)
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		185,300	21	(197)	(176)	6	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		239,400	0	(236)	(236)	7	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		302,100	0	(333)	(333)	10	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		333,600	0	(374)	(374)	11	0

							$230	$(2,961)	$(2,731)	$172	$(121)

Total Swap Agreements							$254	$(2,934)	$(2,680)	$172	$(122)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	161

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$156	$172	$328	$0	$(96)	$(122)	$(218)

(i)

Securities with an aggregate market value of $1,830 and cash of $6,183 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$41,307	GBP	33,524	$0	$(88)
	11/2019	GBP	33,524		$41,363	88	0

BPS	10/2019	EUR	2,789		3,098	58	0
	11/2019	AUD	292		199	1	0
	12/2019	THB	4,523		147	0	(1)

BRC	10/2019		$15,818	EUR	14,467	0	(50)
	10/2019		898	GBP	721	0	(12)
	11/2019	EUR	14,467		$15,857	49	0
	11/2019		$506	JPY	54,500	0	0

CBK	10/2019	CAD	314		$236	0	(1)
	10/2019	EUR	444		490	6	0
	10/2019	GBP	33,748		41,184	0	(310)
	10/2019		$4,051	EUR	3,694	0	(24)
	10/2019		2,722	GBP	2,230	20	0
	11/2019	JPY	258,500		$2,446	48	0
	11/2019		$485	AUD	709	0	(6)
	11/2019		5,537	JPY	586,100	0	(101)

GLM	10/2019	EUR	452		$500	8	0
	10/2019	GBP	602		744	4	0

HUS	10/2019		443		541	0	(4)
	10/2019		$529	GBP	434	4	0
	11/2019	JPY	403,000		$3,829	91	0
	11/2019		$535	AUD	781	0	(7)
	11/2019		20,724	JPY	2,165,700	0	(637)

162	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	10/2019	DKK	940		$144	$7	$0
	10/2019	GBP	2,116		2,606	5	0

MYI	10/2019		$561	MXN	10,943	0	(8)
	11/2019	AUD	10,017		$6,796	25	0

SCX	10/2019	EUR	14,476		16,065	287	0

Total Forward Foreign Currency Contracts						$701	$(1,249)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.369%	$1,900	$12	$9	$21	$0

BPS	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	200	(34)	35	1	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.369	5,200	33	25	58	0

GST	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	100	(16)	16	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785	1,000	(16)	26	10	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797	3,100	(130)	22	0	(108)

							$(151)	$133	$90	$(108)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
JPS	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$9,700	$(403)	$528	$125	$0

Total Swap Agreements						$(554)	$661	$215	$(108)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$88	$0	$21	$109	$(88)	$0	$0	$(88)	$21	$0	$21
BPS	59	0	1	60	(1)	0	0	(1)	59	(150)	(91)
BRC	49	0	0	49	(62)	0	0	(62)	(13)	0	(13)
CBK	74	0	58	132	(442)	0	0	(442)	(310)	436	126
GLM	12	0	0	12	0	0	0	0	12	0	12
GST	0	0	10	10	0	0	(108)	(108)	(98)	0	(98)
HUS	95	0	0	95	(648)	0	0	(648)	(553)	558	5
JPM	12	0	0	12	0	0	0	0	12	0	12
JPS	0	0	125	125	0	0	0	0	125	0	125
MYI	25	0	0	25	(8)	0	0	(8)	17	(20)	(3)
SCX	287	0	0	287	0	0	0	0	287	0	287

Total Over the Counter	$701	$0	$215	$916	$(1,249)	$0	$(108)	$(1,357)

(k)

Securities with an aggregate market value of $994 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	163

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$156	$156
Swap Agreements	0	0	0	0	172	172

	$0	$0	$0	$0	$328	$328

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$701	$0	$701
Swap Agreements	0	215	0	0	0	215

	$0	$215	$0	$701	$0	$916

	$0	$215	$0	$701	$328	$1,244

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$96	$96
Swap Agreements	0	1	0	0	121	122

	$0	$1	$0	$0	$217	$218

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,249	$0	$1,249
Swap Agreements	0	108	0	0	0	108

	$0	$108	$0	$1,249	$0	$1,357

	$0	$109	$0	$1,249	$217	$1,575

164	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,173	$5,173
Swap Agreements	0	(25)	0	0	(2,472)	(2,497)

	$0	$(25)	$0	$0	$2,701	$2,676

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,191	$0	$4,191
Swap Agreements	0	84	0	0	0	84

	$0	$84	$0	$4,191	$0	$4,275

	$0	$59	$0	$4,191	$2,701	$6,951

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$311	$311
Swap Agreements	0	21	0	0	38	59

	$0	$21	$0	$0	$349	$370

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(986)	$0	$(986)
Swap Agreements	0	97	0	0	0	97

	$0	$97	$0	$(986)	$0	$(889)

	$0	$118	$0	$(986)	$349	$(519)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$119,976	$0	$119,976
Industrials	0	59,413	0	59,413
Utilities	0	23,140	0	23,140
Municipal Bonds & Notes
California	0	3,834	0	3,834
U.S. Government Agencies	0	223,042	0	223,042
U.S. Treasury Obligations	0	90,518	0	90,518
Non-Agency Mortgage-Backed Securities	0	115,764	0	115,764
Asset-Backed Securities	0	16,847	0	16,847
Sovereign Issues	0	9,214	0	9,214
Short-Term Instruments
Repurchase Agreements	0	764	0	764

	$0	$662,512	$0	$662,512

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$174	$0	$0	$174

Total Investments	$174	$662,512	$0	$662,686

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,038)	$0	$(1,038)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	156	172	0	328
Over the counter	0	916	0	916

	$156	$1,088	$0	$1,244

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(96)	(122)	0	(218)
Over the counter	0	(1,357)	0	(1,357)

	$(96)	$(1,479)	$0	$(1,575)

Total Financial Derivative Instruments	$60	$(391)	$0	$(331)

Totals	$234	$661,083	$0	$661,317

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	165

Schedule of Investments PIMCO Total Return ESG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.2%

CORPORATE BONDS & NOTES 58.5%

BANKING & FINANCE 37.4%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		$11,750	$12,298

AerCap Ireland Capital DAC
3.500% due 05/26/2022		3,400	3,488
4.500% due 05/15/2021		3,200	3,304
4.625% due 07/01/2022		2,500	2,641

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026		3,600	3,833
4.000% due 01/15/2024		9,600	10,251

American Express Co.
3.375% due 05/17/2021		5,500	5,611
3.700% due 08/03/2023		3,900	4,112

American Tower Corp.
3.500% due 01/31/2023		2,800	2,903
5.000% due 02/15/2024		3,000	3,317
5.900% due 11/01/2021		3,300	3,547

Asian Development Bank
1.875% due 08/10/2022		5,200	5,233

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	3,200	3,574

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		$7,238	7,573
4.350% due 04/20/2028		7,000	7,462

Bank of America Corp.
3.499% due 05/17/2022 •		10,600	10,812

Bank of America N.A.
3.335% due 01/25/2023 •		5,600	5,751

Bank of Nova Scotia
2.375% due 01/18/2023		6,300	6,358

Barclays Bank PLC
7.625% due 11/21/2022 (f)		3,300	3,641

Barclays PLC
0.625% due 11/14/2023 •	EUR	8,000	8,784
3.250% due 02/12/2027	GBP	2,100	2,692
3.588% (US0003M + 1.430%) due 02/15/2023 ~		$1,400	1,400
3.684% due 01/10/2023		1,800	1,831
4.610% due 02/15/2023 •		800	831
7.875% due 09/15/2022 •(e)(f)	GBP	2,200	2,883

BBVA USA
2.868% (US0003M + 0.730%) due 06/11/2021 ~		$3,200	3,201
3.500% due 06/11/2021		3,200	3,254

BNP Paribas S.A.
2.950% due 05/23/2022		2,900	2,947
3.500% due 03/01/2023		800	826

Boston Properties LP
3.400% due 06/21/2029		9,400	9,847

Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	3,021

Capital One Financial Corp.
4.250% due 04/30/2025		2,600	2,816

Citigroup, Inc.
2.900% due 12/08/2021		2,600	2,640
3.142% due 01/24/2023 •		2,500	2,547

Cooperatieve Rabobank UA
3.875% due 09/26/2023		3,400	3,605
6.875% due 03/19/2020 (f)	EUR	3,550	3,993

Credit Agricole S.A.
3.303% (US0003M + 1.020%) due 04/24/2023 ~		$4,600	4,626
3.750% due 04/24/2023		10,300	10,773

Credit Suisse Group AG
3.574% due 01/09/2023		2,900	2,967

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,900	1,998
3.800% due 09/15/2022		2,700	2,806
4.590% (US0003M + 2.290%) due 04/16/2021 ~		3,200	3,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Castle International Corp.
5.250% due 01/15/2023		$2,600	$2,839

ERP Operating LP
4.150% due 12/01/2028		4,400	4,937

European Bank for Reconstruction & Development
1.625% due 09/27/2024		13,300	13,289

European Investment Bank
2.375% due 05/24/2027		10,000	10,491
2.875% due 06/13/2025		10,500	11,201
3.300% due 02/03/2028	AUD	3,400	2,625

Goldman Sachs Group, Inc.
3.036% (US0003M + 0.780%) due 10/31/2022 ~		$3,300	3,310
5.250% due 07/27/2021		5,300	5,586

HAT Holdings LLC
5.250% due 07/15/2024		4,500	4,742

HCP, Inc.
4.000% due 12/01/2022		1,396	1,463

Host Hotels & Resorts LP
3.375% due 12/15/2029		6,100	6,094
3.875% due 04/01/2024		700	736
4.000% due 06/15/2025		1,350	1,427

ING Bank NV
0.750% due 11/24/2020	EUR	300	331

ING Groep NV
4.625% due 01/06/2026		$3,900	4,318

International Bank for Reconstruction & Development
1.750% due 11/22/2021		21,400	21,346
2.250% due 01/17/2023	CAD	12,600	9,668

JPMorgan Chase & Co.
3.176% (US0003M + 0.900%) due 04/25/2023 ~		$2,300	2,314
3.625% due 05/13/2024		2,700	2,863
3.797% due 07/23/2024 •		2,800	2,957

KEB Hana Bank
3.375% due 01/30/2022		10,100	10,315

Kilroy Realty LP
3.450% due 12/15/2024		2,200	2,290
4.375% due 10/01/2025		2,600	2,801
4.750% due 12/15/2028		5,600	6,307

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		23,500	23,754

Lloyds Banking Group PLC
4.375% due 03/22/2028		7,200	7,827
7.625% due 06/27/2023 •(e)(f)	GBP	2,200	2,950

Low Income Investment Fund
3.386% due 07/01/2026		$1,700	1,736
3.711% due 07/01/2029		4,300	4,469

Marsh & McLennan Cos., Inc.
3.285% (US0003M + 1.200%) due 12/29/2021 ~		3,300	3,307

MGIC Investment Corp.
5.750% due 08/15/2023		2,400	2,634

Mitsubishi UFJ Financial Group, Inc.
2.527% due 09/13/2023		11,600	11,706

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,486
2.520% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	3,403
3.922% due 09/11/2024 •		$2,900	3,052

National Australia Bank Ltd.
3.250% due 03/24/2022	AUD	780	552
3.625% due 06/20/2023		$8,300	8,742
4.000% due 12/16/2021	AUD	1,172	838

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		$11,000	11,411

ORIX Corp.
4.050% due 01/16/2024		4,500	4,800

PNC Financial Services Group, Inc.
3.450% due 04/23/2029		5,000	5,343

Prologis International Funding S.A.
1.750% due 03/15/2028	EUR	4,800	5,744

Reliance Standard Life Global Funding
3.850% due 09/19/2023		$2,800	2,944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Communications Corp.
4.875% due 09/01/2024		$2,600	$2,701

Senior Housing Properties Trust
4.750% due 02/15/2028		3,000	3,019

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (f)		6,000	6,404

Shinhan Financial Group Co. Ltd.
3.340% due 02/05/2030 •(f)		6,400	6,503

Skandinaviska Enskilda Banken AB
3.250% due 05/17/2021		1,300	1,323

SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~		3,300	3,301

Stadshypotek AB
2.500% due 04/05/2022		300	305

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	10,000	11,326
3.040% (US0003M + 0.740%) due 10/18/2022 ~		$550	552
3.443% (US0003M + 1.140%) due 10/19/2021 ~		300	304
3.782% (US0003M + 1.680%) due 03/09/2021 ~		600	611

U.S. Bank N.A.
3.400% due 07/24/2023		5,600	5,873

UBS Group Funding Switzerland AG
3.000% due 04/15/2021		7,500	7,592

UDR, Inc.
3.500% due 01/15/2028		1,800	1,902

UniCredit SpA
7.830% due 12/04/2023		4,800	5,632

Voya Financial, Inc.
3.650% due 06/15/2026		2,900	3,056

WEA Finance LLC
3.250% due 10/05/2020		2,400	2,425

Westpac Banking Corp.
3.100% due 06/03/2021	AUD	10,300	7,167

			501,227

INDUSTRIALS 10.1%

Apple, Inc.
3.000% due 06/20/2027		$2,200	2,316

Autodesk, Inc.
3.600% due 12/15/2022		2,000	2,062

CA, Inc.
3.600% due 08/15/2022		4,800	4,897

Campbell Soup Co.
2.500% due 08/02/2022		2,300	2,309
2.749% (US0003M + 0.630%) due 03/15/2021 ~		1,800	1,800
3.300% due 03/15/2021		3,300	3,348

Coca-Cola European Partners PLC
4.500% due 09/01/2021		2,800	2,897

Conagra Brands, Inc.
3.800% due 10/22/2021		800	826
4.300% due 05/01/2024		4,500	4,832

CRH America Finance, Inc.
3.400% due 05/09/2027		4,600	4,756
3.950% due 04/04/2028		2,500	2,676

Danone S.A.
2.077% due 11/02/2021		4,000	3,995
2.589% due 11/02/2023		3,895	3,951
3.000% due 06/15/2022		5,300	5,407

Dell International LLC
4.420% due 06/15/2021		4,100	4,229
5.450% due 06/15/2023		1,000	1,090

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~		4,231	4,230

Ecolab, Inc.
4.350% due 12/08/2021		228	239

166	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ERAC USA Finance LLC
2.350% due 10/15/2019 (i)		$3,100	$3,100
2.600% due 12/01/2021		1,500	1,508
2.700% due 11/01/2023		3,000	3,040

General Mills, Inc.
3.313% (US0003M + 1.010%) due 10/17/2023 ~		600	605

Heathrow Funding Ltd.
4.875% due 07/15/2023		3,505	3,659

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,100	1,121
3.400% due 09/25/2020		5,800	5,867
4.375% due 06/01/2047		1,000	1,021

Komatsu Finance America, Inc.
2.118% due 09/11/2020		3,100	3,092
2.437% due 09/11/2022		2,800	2,806

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,513	1,553

Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	5,265

McCormick & Co., Inc.
2.700% due 08/15/2022		3,600	3,649
3.900% due 07/15/2021		1,300	1,333

Microsoft Corp.
2.700% due 02/12/2025		5,600	5,816

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019		710	710
2.000% due 10/28/2021		5,300	5,291

Mondelez International, Inc.
3.625% due 05/07/2023		2,600	2,722

Norfolk Southern Corp.
3.250% due 12/01/2021		700	715

NTT Finance Corp.
1.900% due 07/21/2021		4,200	4,177

Owens Corning
3.400% due 08/15/2026		2,900	2,917

Ryder System, Inc.
2.500% due 09/01/2022		2,800	2,821
2.875% due 06/01/2022		6,200	6,304
3.450% due 11/15/2021		1,599	1,637

salesforce.com, Inc.
3.250% due 04/11/2023		2,400	2,505

Sky Ltd.
3.125% due 11/26/2022		1,500	1,550

Xylem, Inc.
3.250% due 11/01/2026		2,400	2,477

Zoetis, Inc.
3.250% due 02/01/2023		2,800	2,876

			135,997

UTILITIES 11.0%

American Water Capital Corp.
3.450% due 06/01/2029		9,000	9,612

Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	1,500	1,881

Avangrid, Inc.
3.150% due 12/01/2024		$12,130	12,514

Baltimore Gas & Electric Co.
3.350% due 07/01/2023		4,500	4,700

Boston Gas Co.
3.150% due 08/01/2027		2,900	3,007

British Telecommunications PLC
4.500% due 12/04/2023		3,300	3,552

British Transco International Finance BV
0.000% due 11/04/2021 (c)		1,800	1,708

DTE Electric Co.
4.050% due 05/15/2048		4,200	4,877

Duke Energy Carolinas LLC
3.950% due 11/15/2028		3,000	3,352

Electricite de France S.A.
3.625% due 10/13/2025 (i)		3,600	3,810

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enel Finance International NV
2.650% due 09/10/2024	$10,800	$10,825

Exelon Corp.
2.850% due 06/15/2020	3,000	3,013

Exelon Generation Co. LLC
4.000% due 10/01/2020	2,300	2,329

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	3,800	3,808
5.950% due 07/29/2026	3,800	3,836

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	6,400	6,411

Interstate Power & Light Co.
3.600% due 04/01/2029	6,000	6,435

MidAmerican Energy Co.
3.650% due 04/15/2029	2,600	2,871

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021	5,025	5,058
2.544% (US0003M + 0.400%) due 08/21/2020 ~	2,800	2,800

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	3,300	3,738

NSTAR Electric Co.
3.250% due 05/15/2029	7,800	8,327

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	4,300	4,287
2.803% (US0003M + 0.500%) due 01/15/2021 ~	5,600	5,595

Southern California Edison Co.
3.700% due 08/01/2025	4,800	5,082

Southern Power Co.
2.500% due 12/15/2021	8,100	8,116

Telstra Corp. Ltd.
4.800% due 10/12/2021	3,200	3,355

Verizon Communications, Inc.
3.875% due 02/08/2029	8,000	8,793

Vodafone Group PLC
3.750% due 01/16/2024	3,000	3,165

		146,857

Total Corporate Bonds & Notes (Cost $759,283)		784,081

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	2,630

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	323	372

Total Municipal Bonds & Notes (Cost $2,433)		3,002

U.S. GOVERNMENT AGENCIES 53.1%

Fannie Mae
2.268% due 05/25/2037 •	9	9
2.279% due 07/25/2037 •	291	287
2.310% due 08/01/2022	200	202
2.378% due 03/25/2037 •	18	18
2.468% due 06/25/2049	3,458	3,457
2.540% due 06/25/2055 •	1,854	1,844
2.680% due 09/25/2046 •	1,000	1,000
2.870% due 09/01/2027	3,400	3,587
2.937% due 04/25/2029	12,500	13,291
3.000% due 05/01/2028	5,290	5,412
3.058% due 09/25/2027 ~	10,000	10,610
3.160% due 06/01/2029	11,900	12,823
3.320% due 05/01/2028	15,500	16,864
3.683% due 07/01/2044 •	69	70
3.690% due 09/01/2028	7,800	8,699
3.928% due 08/01/2035 •	169	176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.992% due 09/01/2034 •	$53	$56
4.010% due 12/01/2028	9,040	10,285
4.018% due 08/01/2035 •	468	482
4.197% due 09/01/2035 •	26	27
4.330% due 01/01/2035 •	57	59
4.347% due 09/01/2037 •	22	23
4.393% due 05/25/2035	48	51
4.431% due 07/01/2035 •	401	422
4.533% due 04/01/2038 •	66	69
4.539% due 07/01/2034 •	5	5
4.652% due 04/01/2038 •	24	25
4.769% due 04/01/2038 •	14	14
4.874% due 03/01/2033 •	4	4
6.000% due 08/01/2032	6	7
6.500% due 06/25/2044	42	48
7.500% due 02/01/2027	53	56

Fannie Mae UMBS
3.000% due 04/01/2034 - 08/01/2046 (i)	34,189	35,062
3.500% due 10/01/2025 - 03/01/2047	2,384	2,506
4.000% due 10/01/2024 - 09/01/2048	17,676	18,545
4.000% due 10/01/2048 - 06/01/2049 (i)	53,977	56,253
4.500% due 03/01/2023 - 10/01/2042	1,576	1,700
5.000% due 03/01/2034 - 02/01/2041	257	285
5.500% due 06/01/2022 - 07/01/2041	14,593	16,343
6.000% due 01/01/2024 - 09/01/2039	1,778	2,018
6.500% due 01/01/2026 - 01/01/2029	4	4

Fannie Mae UMBS, TBA
3.000% due 12/01/2049	7,700	7,806
4.000% due 11/01/2034	500	520
5.500% due 10/01/2049	2,500	2,707
6.000% due 10/01/2049	3,000	3,320

Freddie Mac
2.630% due 12/15/2042 •	7,915	7,910
2.700% due 08/01/2023 (i)	28,600	29,013
2.738% due 10/15/2037 •	12	12
2.875% due 04/25/2026	9,500	10,017
2.939% due 04/25/2029	9,500	10,193
3.500% due 10/01/2025 - 11/01/2025	55	57
3.500% due 12/01/2047 - 05/01/2048 (i)	61,991	64,514
4.000% due 08/01/2030 - 06/01/2048	2,290	2,408
4.000% due 11/01/2048 (i)	9,010	9,361
4.024% due 08/15/2032 ~	15	15
4.500% due 02/01/2029 - 01/01/2036	691	741
4.575% due 12/01/2022 •	7	7
4.830% due 07/01/2030 - 04/01/2038 •	46	49
4.881% due 04/01/2033 •	1	1
5.000% due 10/01/2039	24	26
5.500% due 04/01/2021 - 01/01/2039	509	575
6.000% due 09/01/2027 - 05/01/2040	1,987	2,285
6.500% due 05/15/2032	2,156	2,459
7.000% due 02/15/2027 - 07/01/2029	236	263
7.500% due 09/01/2025	4	4

Freddie Mac UMBS
4.000% due 09/01/2048 - 01/01/2049	45,370	47,288

Ginnie Mae
2.400% due 10/20/2043 •	3,460	3,447
2.450% due 05/20/2047 •	1,320	1,324
2.500% due 11/20/2045 •	1,038	1,036
2.599% due 06/20/2061 •	80	80
2.809% due 05/20/2066 •	1,249	1,251
2.829% due 05/20/2065 •	1,130	1,129

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	167

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.949% due 02/20/2066 •	$1,336	$1,343
3.029% due 09/20/2066 •	5,377	5,418
3.487% due 06/20/2067 •	7,428	7,567
3.500% due 08/15/2045 - 07/20/2049	20,088	21,080
3.500% due 09/15/2047 - 08/20/2049 (i)	16,530	17,354
3.629% due 04/20/2067 •	2,313	2,354
3.750% (H15T1Y + 1.500%) due 09/20/2023 - 08/20/2025 ~	33	34
3.750% due 07/20/2027 - 08/20/2027 •	12	12
3.846% due 11/20/2067 •	2,489	2,530
3.875% (H15T1Y + 1.500%) due 06/20/2022 ~	20	20
4.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	54	55
4.000% due 02/20/2032 •	193	201
4.000% due 09/20/2040 - 07/20/2048	32,279	34,797
4.000% due 03/20/2048 - 07/20/2048 (i)	20,560	21,789
4.125% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	50	52
4.125% due 12/20/2026 •	2	2
5.000% due 03/15/2033 - 05/15/2042	596	667
6.000% due 04/15/2037	35	39
7.000% due 08/15/2031 - 02/20/2032	6	7

Ginnie Mae, TBA
3.000% due 11/01/2049	10,800	11,075
3.500% due 11/01/2049	7,400	7,664
4.000% due 11/01/2049	52,300	54,393
4.500% due 10/01/2049 - 11/01/2049	42,700	44,606
5.000% due 10/01/2049 - 12/01/2049	43,800	46,222

Small Business Administration
5.130% due 09/01/2023	36	38
5.520% due 06/01/2024	247	260

Total U.S. Government Agencies (Cost $698,927)		712,095

U.S. TREASURY OBLIGATIONS 15.7%

U.S. Treasury Bonds
2.500% due 02/15/2045 (i)	1,900	2,047
2.750% due 11/15/2042	1,600	1,797
3.000% due 05/15/2042 (m)	700	819
3.000% due 11/15/2044 (i)	21,200	24,924
3.125% due 11/15/2041 (i)	4,000	4,772
3.125% due 02/15/2043	1,500	1,791
3.125% due 08/15/2044 (i)(m)	7,900	9,475
3.375% due 05/15/2044 (i)	9,900	12,343
3.750% due 08/15/2041 (i)	4,900	6,392

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021 (i)	20,351	20,141
0.375% due 07/15/2025	6,599	6,696
0.500% due 04/15/2024 (i)	1,729	1,752
0.625% due 04/15/2023 (i)	13,221	13,339
0.625% due 01/15/2026 (i)(k)	10,797	11,086
0.750% due 07/15/2028 (i)(k)	32,808	34,511
0.750% due 02/15/2045 (m)	654	689
0.875% due 01/15/2029 (i)	28,246	30,042
0.875% due 02/15/2047 (i)	1,913	2,083
1.000% due 02/15/2046 (i)	6,713	7,499
1.000% due 02/15/2048 (i)	5,306	5,968
1.000% due 02/15/2049 (i)	2,345	2,657
1.375% due 02/15/2044 (i)	2,642	3,172

U.S. Treasury Notes
1.750% due 06/30/2024 (i)	3,200	3,228
1.875% due 07/31/2022 (m)	2,631	2,651
2.000% due 10/31/2021 (k)	864	870

Total U.S. Treasury Obligations (Cost $206,308)		210,744

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ		$1,519	$1,372

Banc of America Mortgage Trust
6.000% due 05/25/2037		2,160	1,983

BCAP LLC Trust
2.595% due 01/26/2036 •		650	646
4.882% due 03/26/2037 þ		233	236

Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~		552	481

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.618% due 04/25/2037 •		3,242	1,588

FirstMac Mortgage Funding Trust
2.351% due 03/08/2049 •	AUD	3,300	2,223

GMAC Mortgage Corp. Loan Trust
4.750% due 01/25/2049		$25	25

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		5,300	5,325

GSMPS Mortgage Loan Trust
2.418% due 04/25/2036 •		1,777	1,516

GSR Mortgage Loan Trust
4.120% due 03/25/2047 ^~		1,777	1,591

HSI Asset Loan Obligation Trust
4.186% due 09/25/2037 ^~		505	419

IndyMac Adjustable Rate Mortgage Trust
3.671% due 01/25/2032 ~		3	3

IndyMac Mortgage Loan Trust
3.927% due 01/25/2036 ^~		842	787

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		2,675	1,934

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		1,349	1,385

MASTR Alternative Loan Trust
5.000% due 11/25/2033		6	6

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		5,000	5,144

MortgageIT Mortgage Loan Trust
2.248% due 04/25/2036 •		1,545	1,498

Residential Accredit Loans, Inc. Trust
2.208% due 07/25/2036 •		1,735	1,649

Structured Asset Mortgage Investments Trust
2.278% due 03/25/2037 •		1,106	749

Thornburg Mortgage Securities Trust
4.287% due 10/25/2046 •		1,161	1,182

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	6,606	8,143

WaMu Mortgage Pass-Through Certificates Trust
3.719% due 12/25/2036 ^~		$994	959
4.241% due 03/25/2037 ~		1,179	1,191

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 08/25/2037 ^		132	134

Total Non-Agency Mortgage-Backed Securities (Cost $43,666)			42,169

ASSET-BACKED SECURITIES 3.4%

Ares CLO Ltd.
3.493% due 04/17/2026 •		960	961

Bear Stearns Asset-Backed Securities Trust
2.178% due 08/25/2036 •		486	592
2.993% due 05/25/2035 •		3,166	3,185

Chesapeake Funding LLC
2.398% due 08/15/2030		2,657	2,656

Countrywide Asset-Backed Certificates
2.248% due 05/25/2037 •		2,300	2,206

GSAMP Trust
2.088% due 12/25/2036 •		325	190

HSI Asset Loan Obligation Trust
2.205% due 12/25/2036 •		248	110

JPMorgan Mortgage Acquisition Corp.
2.428% due 10/25/2035 ^•		3,300	3,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LCM LP
3.318% due 10/20/2027 •		$3,400	$3,401

Lehman XS Trust
5.291% due 01/25/2036 ^þ		4,278	4,319

Morgan Stanley ABS Capital, Inc. Trust
2.168% due 06/25/2036 •		846	731
3.268% due 07/25/2037 •		400	382

Morgan Stanley IXIS Real Estate Capital Trust
2.168% due 11/25/2036 •		9,690	4,900

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •		353	167

Navient Student Loan Trust
2.318% due 07/26/2066 •		323	323

Nelnet Student Loan Trust
3.782% due 11/25/2024 •		1,975	1,974

New Century Home Equity Loan Trust
5.018% (US0001M + 3.000%) due 01/25/2033 ^~		1,172	1,078

Octagon Investment Partners Ltd.
3.403% due 04/15/2026 •		973	974

Option One Mortgage Loan Trust
2.238% due 02/25/2037 •		4,552	3,060

Palmer Square Loan Funding Ltd.
2.953% due 07/15/2026 •		1,893	1,893

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		3,386	1,768

SLM Student Loan Trust
2.396% due 01/25/2027 •		1,408	1,408
2.826% due 04/27/2026 •		745	745

Structured Asset Securities Corp. Mortgage Loan Trust
3.368% due 12/25/2034 •		377	379

Utah State Board of Regents
2.768% due 01/25/2057 •		1,716	1,716

Venture CLO Ltd.
2.944% due 02/28/2026 •		2,593	2,586

Wells Fargo Home Equity Asset-Backed Securities Trust
2.903% due 11/25/2035 •		560	561

Total Asset-Backed Securities (Cost $42,834)			45,499

SOVEREIGN ISSUES 8.7%

Export Development Canada
1.800% due 09/01/2022	CAD	10,600	8,028

Hong Kong Government International Bond
2.500% due 05/28/2024		$9,300	9,549

Japan Bank for International Cooperation
2.375% due 07/21/2022		3,200	3,244
2.500% due 06/01/2022		10,000	10,169

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,263

Japan International Cooperation Agency
2.750% due 04/27/2027		4,500	4,703

Korea International Bond
2.000% due 06/19/2024		9,400	9,434

Province of Alberta
2.050% due 08/17/2026		4,000	4,037

Province of Ontario
2.650% due 02/05/2025	CAD	24,325	19,104

Province of Quebec
2.450% due 03/01/2023		5,000	3,857
2.600% due 07/06/2025		19,600	15,401

Queensland Treasury Corp.
3.000% due 03/22/2024	AUD	5,200	3,809

Spain Government International Bond
0.600% due 10/31/2029 (i)	EUR	8,300	9,465
1.400% due 07/30/2028 (i)		5,800	7,070
1.450% due 04/30/2029		3,500	4,301
1.850% due 07/30/2035		2,200	2,864

Total Sovereign Issues (Cost $115,738)			116,298

168	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(a)	260,000	$0

Total Convertible Preferred Securities (Cost $0)		0

PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)(g)	2,000	2,223

Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (e)	6,000	6,541

		8,764

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Centaur Funding Corp.
9.080% due 04/21/2020	125	$129

Total Preferred Securities (Cost $10,093)		8,893

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.7%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~	$3,000	3,008

REPURCHASE AGREEMENTS (h) 1.4%
		19,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
1.968% due 11/07/2019 - 12/05/2019 (b)(c)(k)(m)	$1,524	$1,520

Total Short-Term Instruments (Cost $23,708)		23,716

Total Investments in Securities (Cost $1,902,990)		1,946,497

Total Investments 145.2% (Cost $1,902,990)		$1,946,497

Financial Derivative Instruments (j)(l) (0.0)% (Cost or Premiums, net $(3,242))		(45)

Other Assets and Liabilities, net (45.2)%		(605,658)

Net Assets 100.0%		$1,340,794

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 2,060	$2,223	0.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$3,488	U.S. Treasury Notes 2.250% due 03/31/2021	$(3,561)	$3,488	$3,488
RDR	2.250	09/30/2019	10/01/2019	15,700	U.S. Treasury Notes 2.000% due 12/31/2021	(16,034)	15,700	15,701

Total Repurchase Agreements						$(19,595)	$19,188	$19,189

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	169

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date			Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.400%	09/23/2019	10/03/2019		$	(16,977)	$(16,986)
BSN	2.220	08/13/2019	10/15/2019			(20,924)	(20,988)
	2.290	08/01/2019	10/02/2019			(33,428)	(33,558)
	2.310	08/02/2019	10/03/2019			(28,467)	(28,576)
CIB	2.230	09/12/2019	10/10/2019			(185,867)	(186,086)
	2.260	08/16/2019	10/16/2019			(8,003)	(8,026)
	2.330	09/17/2019	10/08/2019			(7,229)	(7,236)
DBL	(0.530)	09/24/2019	10/08/2019		EUR	(8,691)	(9,472)
	(0.470)	09/24/2019	10/08/2019			(6,495)	(7,079)
DEU	2.250	08/28/2019	10/08/2019		$	(9,896)	(9,917)
GRE	2.280	08/20/2019	10/07/2019			(20,853)	(20,908)
	2.290	08/21/2019	10/07/2019			(11,080)	(11,109)
	2.290	08/22/2019	10/08/2019			(16,169)	(16,210)
	2.290	09/26/2019	10/08/2019			(1,760)	(1,760)
NOM	2.000	09/23/2019	TBD	(3)		(3,448)	(3,449)
SGY	2.270	09/19/2019	11/19/2019			(38,420)	(38,449)

Total Reverse Repurchase Agreements							$(419,809)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.3)%
Fannie Mae UMBS, TBA	3.500%	11/01/2049	$11,100	$(11,352)	$(11,391)
Fannie Mae UMBS, TBA	4.000	10/01/2049	5,700	(5,912)	(5,916)
Fannie Mae UMBS, TBA	4.000	11/01/2049	72,600	(75,272)	(75,388)
Fannie Mae UMBS, TBA	4.500	11/01/2049	4,700	(4,942)	(4,953)

Total Short Sales (7.3)%				$(97,478)	$(97,648)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(16,986)	$0	$(16,986)	$16,832	$(154)
BSN	0	(83,122)	0	(83,122)	83,049	(73)
CIB	0	(201,348)	0	(201,348)	206,597	5,249
DBL	0	(16,551)	0	(16,551)	16,534	(17)
DEU	0	(9,917)	0	(9,917)	9,973	56
FICC	3,488	0	0	3,488	(3,561)	(73)
GRE	0	(49,987)	0	(49,987)	49,722	(265)
NOM	0	(3,449)	0	(3,449)	3,520	71
RDR	15,701	0	0	15,701	(16,034)	(333)
SGY	0	(38,449)	0	(38,449)	39,981	1,532

Total Borrowings and Other Financing Transactions	$19,189	$(419,809)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,449)	$(3,449)
U.S. Government Agencies	0	(186,086)	(38,449)	0	(224,535)
U.S. Treasury Obligations	0	(175,274)	0	0	(175,274)
Sovereign Issues	0	(16,551)	0	0	(16,551)

Total Borrowings	$0	$(377,911)	$(38,449)	$(3,449)	$(419,809)

Payable for reverse repurchase agreements					$(419,809)

170	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(i)	Securities with an aggregate market value of $426,608 and cash of $30 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(195,412) at a weighted average interest rate of 2.395%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$108.000	11/22/2019	517	$517	$4	$1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.250	11/22/2019	445	445	4	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.500	11/22/2019	15	15	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.750	11/22/2019	182	182	2	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.000	11/22/2019	500	500	4	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.000	11/22/2019	302	302	3	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.500	11/22/2019	25	25	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.000	11/22/2019	136	136	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.250	11/22/2019	5	5	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.500	11/22/2019	31	31	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.000	11/22/2019	184	184	2	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.500	11/22/2019	61	61	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	143.000	11/22/2019	76	76	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	143.500	11/22/2019	346	346	3	1
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	151.000	11/22/2019	10	10	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	152.000	11/22/2019	36	36	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	153.500	11/22/2019	170	170	2	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	155.000	11/22/2019	25	25	0	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	130.000	11/22/2019	1	1	0	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	133.000	11/22/2019	6	6	0	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	136.000	11/22/2019	41	41	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	222.000	11/22/2019	4	4	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	225.000	11/22/2019	32	32	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	125.000	11/22/2019	120	120	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	130.000	11/22/2019	32	32	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	101	101	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	141.000	11/22/2019	176	176	2	0

Total Purchased Options					$31	$4

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$118.500	10/25/2019	80	$80	$(17)	$(17)
Call - CBOT U.S. Treasury 10-Year Note November 2019 Futures	131.000	10/25/2019	134	134	(56)	(56)

Total Written Options					$(73)	$(73)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 192.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	69	$1	$0	$0	$0
Euro-BTP Italy Government Bond December Futures	12/2019	648	98,452	944	107	(28)
Euro-Bund 10-Year Bond December Futures	12/2019	65	12,345	53	3	(8)
Euro-Buxl 30-Year Bond December Futures	12/2019	21	4,978	(87)	0	(43)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	171

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 101.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	21	$0	$0	$0	$0
U.S. Treasury 5-Year Note December Futures	12/2019	2,158	257,122	(1,251)	0	(101)
U.S. Treasury 30-Year Bond December Futures	12/2019	15	2,435	(50)	0	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	304	58,340	(1,505)	19	0

				$(1,896)	$129	$(180)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	853	$(233,722)	$173	$12	$(23)
3-Month Euribor September Futures	09/2020	440	(120,548)	138	0	(6)
Australia Government 3-Year Note December Futures	12/2019	60	(4,685)	(19)	4	0
Australia Government 10-Year Bond December Futures	12/2019	442	(43,958)	(267)	250	(18)
Euro-Bobl December Futures	12/2019	43	(6,358)	24	0	(5)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	346	(64,228)	831	49	(8)
Euro-Schatz December Futures	12/2019	163	(19,957)	30	0	(6)
Put Options Strike @ EUR 171.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	120	(9)	30	3	0
Put Options Strike @ EUR 171.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	56	(7)	15	1	0
U.S. Treasury 10-Year Note December Futures	12/2019	573	(74,669)	(295)	45	0
United Kingdom Long Gilt December Futures	12/2019	171	(28,224)	(161)	0	(82)

				$499	$364	$(148)

Total Futures Contracts				$(1,397)	$493	$(328)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES-SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Goldman Sachs Group, Inc.	1.000%	Quarterly	12/20/2020	0.260%	$	1,600	$16	$(1)	$15	$0	$0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.308		3,500	38	4	42	0	(1)
Morgan Stanley	1.000	Quarterly	12/20/2020	0.260		100	1	0	1	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.517	EUR	2,000	16	14	30	0	0

							$71	$17	$88	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2025	GBP	17,700	$19	$(206)	$(187)	$0	$(81)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		1,400	6	(67)	(61)	0	(6)
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		6,800	71	(162)	(91)	0	(28)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		4,800	(101)	(809)	(910)	11	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,800	93	(159)	(66)	11	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	5,220,000	(867)	(515)	(1,382)	74	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		3,420,000	(564)	(342)	(906)	37	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		770,000	0	16	16	0	(9)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		380,000	0	9	9	0	(4)
Pay	6-Month JPY-LIBOR	0.088	Semi-Annual	09/17/2026		640,000	0	16	16	0	(8)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		640,000	0	24	24	0	(8)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026	JPY	1,030,000	(1)	44	43	0	(12)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		385,000	0	16	16	0	(5)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		385,000	0	16	16	0	(5)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		192,000	0	5	5	0	(2)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		468,000	1	8	9	0	(6)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		750,000	(118)	(107)	(225)	12	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		770,000	(116)	(121)	(237)	14	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		2,000,000	430	343	773	0	(33)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		390,000	(90)	(67)	(157)	6	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		520,000	(137)	(98)	(235)	11	0

172	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.750%	Semi-Annual	03/20/2038	JPY	1,670,000	$(734)	$(984)	$(1,718)	$72	$0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		100,000	(51)	(65)	(116)	4	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		290,000	(99)	(188)	(287)	12	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		150,000	(73)	(97)	(170)	6	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,205,000	(504)	(781)	(1,285)	50	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		490,000	66	(112)	(46)	0	(20)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		120,000	0	(16)	(16)	0	(5)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		130,000	318	(69)	249	0	(8)

							$(2,451)	$(4,468)	$(6,919)	$320	$(240)

Total Swap Agreements							$(2,380)	$(4,451)	$(6,831)	$320	$(241)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$4	$493	$320	$817	$ (73)	$ (328)	$ (241)	$ (642)

(k)

Securities with an aggregate market value of $8,352 and cash of $7,460 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	AUD	722		$489	$2	$0
	10/2019	GBP	11,117		13,698	29	0
	10/2019		$3,942	AUD	5,834	0	(4)
	11/2019	AUD	5,834		$3,946	4	0
	11/2019	GBP	27,930		33,881	0	(520)
	11/2019		$13,716	GBP	11,117	0	(29)
BPS	11/2019	EUR	1,014		$1,125	16	0
	12/2019	THB	4,101		134	0	0

BRC	11/2019	EUR	57,286		64,761	2,118	0
	11/2019		$1,004	JPY	108,000	0	(2)

CBK	10/2019		1,118	AUD	1,636	0	(14)
	10/2019		13,567	GBP	11,117	102	0
	11/2019	EUR	17,037		$18,993	363	0
	11/2019	GBP	8,924		11,037	45	0
	11/2019	JPY	1,616,300		15,284	293	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	173

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019		$18,533	EUR	16,768	$0	$(197)
	11/2019		12,474	GBP	10,178	88	(26)
	11/2019		15,896	JPY	1,682,700	0	(289)

DUB	03/2020	CNH	112,125		$15,563	0	(79)

HUS	10/2019	AUD	31,768		21,452	10	0
	10/2019	CAD	76,298		57,385	0	(206)
	10/2019		$56,236	CAD	74,542	29	0
	11/2019	CAD	74,542		$56,265	0	(30)
	11/2019	JPY	1,042,600		9,906	236	0
	11/2019		$17,720	EUR	16,003	0	(221)
	11/2019		56,218	JPY	5,875,000	0	(1,727)
	03/2020	CNH	36,140		$5,010	0	(31)

JPM	10/2019		$1,186	AUD	1,734	0	(16)
	11/2019	GBP	915		$1,120	0	(7)
	11/2019		$1,949	EUR	1,751	0	(34)
	11/2019		9,907	JPY	1,042,400	0	(239)

MYI	10/2019		15,764	AUD	23,286	0	(48)
	11/2019	AUD	23,286		$15,782	47	0

NAB	10/2019		$1,324	CAD	1,756	1	0

RYL	03/2020	CNH	149,347		$20,707	0	(127)

UAG	11/2019		$713	EUR	650	0	(2)

Total Forward Foreign Currency Contracts						$3,383	$(3,848)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943%	12/12/2019	800	$38	$0

Total Purchased Options							$38	$0

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	6,200	$(53)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	15,000	(134)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,300	(81)	0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,300	(17)	0

						$(285)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/12/2019	3,500	$(38)	$0

Total Written Options							$(323)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
MYC	CMBX.NA.AAA.11 Index	0.500%	Monthly	11/18/2054	$63,000	$(535)	$780	$245	$0

Total Swap Agreements						$(535)	$780	$245	$0

174	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$35	$0	$0	$35	$(553)	$0	$0	$(553)	$(518)	$730	$212
BPS	16	0	0	16	0	0	0	0	16	0	16
BRC	2,118	0	0	2,118	(2)	0	0	(2)	2,116	(1,880)	236
CBK	891	0	0	891	(526)	0	0	(526)	365	(530)	(165)
DUB	0	0	0	0	(79)	0	0	(79)	(79)	97	18
HUS	275	0	0	275	(2,215)	0	0	(2,215)	(1,940)	1,855	(85)
JPM	0	0	0	0	(296)	0	0	(296)	(296)	267	(29)
MYC	0	0	245	245	0	0	0	0	245	(480)	(235)
MYI	47	0	0	47	(48)	0	0	(48)	(1)	0	(1)
NAB	1	0	0	1	0	0	0	0	1	0	1
RYL	0	0	0	0	(127)	0	0	(127)	(127)	166	39
UAG	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$3,383	$0	$245	$3,628	$(3,848)	$0	$0	$(3,848)

(m)

Securities with an aggregate market value of $3,456 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	493	493
Swap Agreements	0	0	0	0	320	320

	$0	$0	$0	$0	$817	$817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,383	$0	$3,383
Swap Agreements	0	245	0	0	0	245

	$0	$245	$0	$3,383	$0	$3,628

	$0	$245	$0	$3,383	$817	$4,445

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	175

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$73	$73
Futures	0	0	0	0	328	328
Swap Agreements	0	1	0	0	240	241

	$0	$1	$0	$0	$641	$642

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,848	$0	$3,848

	$0	$1	$0	$3,848	$641	$4,490

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(56)	$(56)
Written Options	0	0	0	0	235	235
Futures	0	0	0	0	7,449	7,449
Swap Agreements	0	38	0	0	4,714	4,752

	$0	$38	$0	$0	$12,342	$12,380

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,200	$0	$4,200
Purchased Options	0	0	0	0	(21)	(21)
Written Options	0	0	0	0	2	2
Swap Agreements	0	161	0	0	0	161

	$0	$161	$0	$4,200	$(19)	$4,342

	$0	$199	$0	$4,200	$12,323	$16,722

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	(86)	(86)
Futures	0	0	0	0	4,383	4,383
Swap Agreements	0	4	0	0	(4,503)	(4,499)

	$0	$4	$0	$0	$(217)	$(213)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,440)	$0	$(1,440)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	0	0	0	5	5
Swap Agreements	0	118	0	0	0	118

	$0	$118	$0	$(1,440)	$4	$(1,318)

	$0	$122	$0	$(1,440)	$(213)	$(1,531)

176	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$501,227	$0	$501,227
Industrials	0	135,997	0	135,997
Utilities	0	146,857	0	146,857
Municipal Bonds & Notes
California	0	2,630	0	2,630
Illinois	0	372	0	372
U.S. Government Agencies	0	712,095	0	712,095
U.S. Treasury Obligations	0	210,744	0	210,744
Non-Agency Mortgage-Backed Securities	0	42,169	0	42,169
Asset-Backed Securities	0	45,499	0	45,499
Sovereign Issues	0	116,298	0	116,298
Preferred Securities
Banking & Finance	0	8,764	0	8,764
Industrials	0	129	0	129
Short-Term Instruments
Certificates of Deposit	0	3,008	0	3,008
Repurchase Agreements	0	19,188	0	19,188
U.S. Treasury Bills	0	1,520	0	1,520

Total Investments	$0	$1,946,497	$0	$1,946,497

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(97,648)	$0	$(97,648)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	493	324	0	817
Over the counter	0	3,628	0	3,628

	$493	$3,952	$0	$4,445

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(401)	(241)	0	(642)
Over the counter	0	(3,848)	0	(3,848)

	$(401)	$(4,089)	$0	$(4,490)

Total Financial Derivative Instruments	$92	$(137)	$0	$(45)

Totals	$92	$1,848,712	$0	$1,848,804

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	177

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

178	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Strategic Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	179

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

180	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	181

Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

182	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$362,348	$5,446	$0	$0	$147	$367,941	$5,446	$0

PIMCO Extended Duration Fund	21,619	325	0	0	9	21,953	325	0

PIMCO Long Duration Total Return Fund	109,542	1,646	0	0	45	111,233	1,646	0

PIMCO Long-Term U.S. Government Fund	44,877	674	0	0	18	45,569	675	0

PIMCO Moderate Duration Fund	90,340	1,357	0	0	37	91,734	1,358	0

PIMCO Total Return Fund II	33,380	501	0	0	14	33,895	501	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$667,163	$992,139	$(1,617,900)	$362	$(147)	$41,617	$6,239	$0

PIMCO Extended Duration Fund	3,413	67,609	(64,400)	0	0	6,622	9	0

PIMCO GNMA and Government Securities Fund	2,843	206,322	(194,500)	2	1	14,668	122	0

PIMCO Long Duration Total Return Fund	13,635	254,353	(195,400)	3	6	72,597	53	0

PIMCO Long-Term U.S. Government Fund	4,155	4	(4,000)	0	0	159	4	0

PIMCO Moderate Duration Fund	47,583	117,095	(151,500)	20	(5)	13,193	294	0

PIMCO Mortgage-Backed Securities Fund	478	71,757	(69,899)	1	0	2,337	57	0

PIMCO Mortgage Opportunities and Bond Fund	269,213	1,079,550	(1,212,100)	72	(67)	136,668	1,050	0

PIMCO Strategic Bond Fund	52,160	27,580	(79,101)	24	(14)	649	279	0

PIMCO Total Return Fund II	97,773	79,434	(177,100)	13	(5)	115	334	0

PIMCO Total Return Fund IV	9,348	20,426	(29,600)	1	(1)	174	26	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	183

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations   in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private

184	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	185

Notes to Financial Statements (Cont.)

by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time.

186	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	187

Notes to Financial Statements (Cont.)

counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market

188	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	189

Notes to Financial Statements (Cont.)

party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate

190	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

New/Small	—	—	—	—	—	—	X	—	X	—	—	—

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	X	X	—	X	—	X	—	X	X	—	—	X

Market	X	X	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	—	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X

Extension	—	—	—	—	—	—	—	X	—	—	—	—

Prepayment	—	—	—	—	—	—	—	X	—	—	—	—

Privately Issued Mortgage- Related Securities	—	—	—	—	—	—	—	X	—	—	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	—	X	X	—	X	—	X	X

Real Estate	—	—	—	—	—	—	—	X	—	—	—	—

Emerging Markets	X	X	X	X	—	X	X	—	X	—	X	X

Sovereign Debt	X	X	—	X	—	X	—	—	X	—	X	X

Currency	X	X	—	X	—	X	—	—	X	—	—	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Efficient Investing	—	—	—	—	—	—	—	—	X	—	—	—

Convertible Securities	—	—	—	—	—	—	—	X	—	—	X	—

Distribution Rate	—	—	—	—	—	—	—	X	—	—	—	—

Responsible Investing	—	—	—	—	—	—	—	—	—	—	—	X

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	191

Notes to Financial Statements (Cont.)

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

192	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax-Efficient Investing Risk is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	193

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

194	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	(1)	0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%		0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%		0.25%	0.35%	N/A		N/A	0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%		0.25%	0.35%	0.45%	(2)*	0.25%	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%		0.21%	0.31%	N/A		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Strategic Bond Fund(3)	0.25%		0.30%	0.40%	N/A		N/A	0.45%		0.45%	N/A
PIMCO Total Return Fund II	0.25%		0.25%	0.35%	N/A		0.25%	N/A		N/A	N/A
PIMCO Total Return Fund IV	0.25%		0.25%	N/A	N/A		N/A	0.35%		N/A	N/A
PIMCO Total Return ESG Fund	0.25%		0.25%	0.35%	0.45%	(2)*	0.25%	N/A		N/A	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	Prior to July 31, 2019, PIMCO contractually agreed to reduce its Investment Advisory Fee by 0.01% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(3)

PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	195

Notes to Financial Statements (Cont.)

custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement, Investment Advisory Fee Waiver Agreement and Supervisory and Administrative Fee Waiver Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at September 30, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Dynamic Bond Fund	$0	$26	$347	$373

PIMCO Strategic Bond Fund	0	0	86	86

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dynamic Bond Fund	$14,406	$0

PIMCO Long Duration Total Return Fund	5,051	0

PIMCO Moderate Duration Fund	3,249	19,452

PIMCO Mortgage Opportunities and Bond Fund	0	820

PIMCO Strategic Bond Fund	572	106

PIMCO Total Return Fund II	13,198	5,595

PIMCO Total Return Fund IV	0	85,384

PIMCO Total Return ESG Fund	0	2,639

†	A zero balance may reflect actual amounts rounding to less than one thousand.

196	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$5,962,218	$4,984,444	$232,488	$183,763

PIMCO Extended Duration Fund	1,832,816	1,535,096	28,689	8,661

PIMCO GNMA and Government Securities Fund	7,021,445	6,811,473	20,813	2,498

PIMCO Long Duration Total Return Fund	5,799,339	5,494,909	518,594	794,668

PIMCO Long-Term U.S. Government Fund	1,957,133	1,619,315	2,200	5,237

PIMCO Moderate Duration Fund	2,464,696	2,383,642	113,158	148,473

PIMCO Mortgage-Backed Securities Fund	1,319,118	1,287,009	7,880	2,473

PIMCO Mortgage Opportunities and Bond Fund	43,780,431	39,655,717	892,124	75,108

PIMCO Strategic Bond Fund	180,326	177,151	17,990	19,960

PIMCO Total Return Fund II	2,424,170	2,372,182	105,216	24,340

PIMCO Total Return Fund IV	1,318,780	1,377,181	37,439	125,152

PIMCO Total Return ESG Fund	4,533,935	4,420,567	175,820	143,391

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	197

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund					PIMCO Extended Duration Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	41,771	$451,619	144,237	$1,552,904		28,592	$230,105	85,205	$616,382

I-2	20,610	222,893	24,885	267,389		2,975	25,372	6,781	48,883

I-3	65	706	376	4,059	(a)	0	0	0	0

Administrative Class	0	0	0	0		0	0	0	0

Class A	4,015	43,449	6,191	66,490		0	0	0	0

Class C	241	2,605	1,473	15,817		0	0	0	0

Class R	55	593	120	1,280		0	0	0	0
Issued as reinvestment of distributions

Institutional Class	5,232	56,427	9,117	98,110		1,919	16,299	7,128	51,958

I-2	587	6,330	854	9,192		103	874	299	2,183

I-3	6	61	5	51	(a)	0	0	0	0

Administrative Class	0	0	0	0		0	0	0	0

Class A	331	3,567	692	7,451		0	0	0	0

Class C	124	1,339	323	3,480		0	0	0	0

Class R	9	95	17	184		0	0	0	0
Cost of shares redeemed

Institutional Class	(42,397)	(455,871)	(106,599)	(1,145,734)		(20,129)	(174,800)	(106,104)	(781,566)

I-2	(14,006)	(151,028)	(12,753)	(137,085)		(2,624)	(21,203)	(3,452)	(25,433)

I-3	(92)	(998)	(29)	(316	)(a)	0	0	0	0

Administrative Class	0	0	0	0		0	0	0	0

Class A	(5,265)	(56,786)	(9,647)	(103,700)		0	0	0	0

Class C	(4,155)	(44,933)	(5,883)	(63,286)		0	0	0	0

Class R	(84)	(909)	(137)	(1,471)		0	0	0	0

Net increase (decrease) resulting from Fund share transactions	7,047	$79,159	53,242	$574,815		10,836	$76,647	(10,143)	$(87,593)

198	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

PIMCO GNMA and Government Securities Fund				PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

6,998	$77,252	10,819	$116,402	21,194	$235,498	94,630	$968,293	47,230	$294,568	55,890	$325,025

8,364	92,251	4,826	52,071	2,681	30,323	3,394	34,566	8,272	52,886	20,391	120,035

125	1,368	1	10 (b)	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	463	3,000	2,527	14,880

4,899	53,977	5,786	62,352	1,504	17,242	364	3,731	6,804	45,044	7,883	46,461

267	2,945	279	2,997	23	256	37	385	923	6,044	422	2,491

0	0	0	0	0	0	0	0	0	0	0	0

437	4,828	810	8,715	5,503	61,767	15,645	158,922	1,406	9,150	5,562	32,615

177	1,961	219	2,361	65	736	162	1,643	130	850	294	1,725

2	17	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	23	150	74	433

243	2,682	474	5,095	29	334	72	727	190	1,234	464	2,729

32	354	77	833	0	5	1	5	17	109	46	269

0	0	0	0	0	0	0	0	0	0	0	0

(3,605)	(39,792)	(10,332)	(110,860)	(84,771)	(967,716)	(50,113)	(512,972)	(40,145)	(259,408)	(176,030)	(1,037,661)

(2,100)	(23,180)	(3,130)	(33,633)	(2,011)	(22,111)	(1,797)	(18,297)	(2,904)	(18,829)	(19,797)	(115,557)

(15)	(167)	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	(242)	(1,540)	(3,664)	(21,267)

(5,017)	(55,216)	(7,678)	(82,571)	(294)	(3,324)	(741)	(7,592)	(5,130)	(33,708)	(8,082)	(47,173)

(931)	(10,268)	(1,396)	(15,005)	(1)	(11)	(8)	(84)	(436)	(2,872)	(843)	(4,922)

0	0	0	0	0	0	0	0	0	0	0	0

9,876	$109,012	755	$8,767	(56,078)	$(647,001)	61,646	$629,327	16,601	$96,678	(114,863)	$(679,917)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	199

Notes to Financial Statements (Cont.)

	PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	9,687	$99,792	24,158	$241,306	3,701	$38,954	3,247		$33,458

I-2	54	560	171	1,714	1,054	11,081	652		6,697

I-3	0	0	0	0	20	216	11		110	(a)

Administrative Class	0	0	0	0	0	0	17	(c)	172	(c)

Class A	0	0	0	0	365	3,834	557		5,727

Class C	0	0	0	0	744	7,826	38		388
Issued as reinvestment of distributions

Institutional Class	1,918	19,809	3,399	34,063	169	1,778	320		3,297

I-2	8	86	15	146	21	218	23		241

I-3	0	0	0	0	0	2	0		0

Administrative Class	0	0	0	0	0	0	2	(c)	20	(c)

Class A	0	0	0	0	50	526	134		1,383

Class C	0	0	0	0	7	77	10		105
Cost of shares redeemed

Institutional Class	(7,344)	(75,811)	(19,961)	(199,676)	(1,378)	(14,521)	(4,884)		(50,375)

I-2	(60)	(620)	(123)	(1,231)	(526)	(5,533)	(342)		(3,521)

I-3	0	0	0	0	0	(2)	0		0

Administrative Class	0	0	0	0	0	0	(263	)(c)	(2,683	)(c)

Class A	0	0	0	0	(700)	(7,334)	(2,116)		(21,763)

Class C	0	0	0	0	(106)	(1,113)	(196)		(2,011)

Net increase (decrease) resulting from Fund share transactions	4,263	$43,816	7,659	$76,322	3,421	$36,009	(2,790)		$(28,755)

200	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

PIMCO Mortgage Opportunities and Bond Fund					PIMCO Strategic Bond Fund				PIMCO Total Return Fund II

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

97,943	$1,067,375	167,454	$1,831,306		1,057	$11,337	10,765	$114,290	6,973	$68,103	14,505	$137,936

29,612	322,365	47,944	523,932		2,330	25,016	4,485	47,638	124	1,219	114	1,083

1,252	13,626	3,500	38,431	(a)	0	0	0	0	0	0	0	0

0	0	0	0		0	0	0	0	179	1,784	228	2,153

6,324	68,970	14,696	160,674		747	8,022	5,817	61,780	0	0	0	0

357	3,894	1,204	13,166		32	344	595	6,312	0	0	0	0

5,576	60,851	13,156	143,210		120	1,281	175	1,859	714	7,039	1,512	14,242

1,257	13,714	2,662	28,990		79	848	99	1,047	4	41	13	120

34	374	54	590	(a)	0	0	0	0	0	0	0	0

0	0	0	0		0	0	0	0	17	164	35	326

230	2,511	789	8,577		43	465	83	882	0	0	0	0

33	357	93	1,009		6	69	9	94	0	0	0	0

(57,887)	(630,922)	(121,564)	(1,327,244)		(3,148)	(33,680)	(5,761)	(61,238)	(2,245)	(22,050)	(26,670)	(249,545)

(19,348)	(211,166)	(40,439)	(441,787)		(3,285)	(35,283)	(1,154)	(12,262)	(46)	(452)	(1,280)	(12,070)

(478)	(5,208)	(1,849)	(20,280	)(a)	0	0	0	0	0	0	0	0

0	0	0	0		0	0	0	0	(123)	(1,217)	(327)	(3,074)

(13,102)	(142,508)	(10,170)	(111,241)		(2,633)	(28,267)	(4,148)	(44,086)	0	0	0	0

(385)	(4,199)	(826)	(9,012)		(211)	(2,262)	(207)	(2,203)	0	0	0	0

51,418	$560,034	76,704	$840,321		(4,863)	$(52,110)	10,758	$114,113	5,597	$54,631	(11,870)	$(108,829)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	201

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund IV						PIMCO Total Return ESG Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019				Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,780	$50,485	16,397		$166,746		14,272	$131,240	29,991	$266,038

I-2	0	0	0		0		5,399	49,898	6,137	54,279

I-3	0	0	0		0		0	0	0	0

Administrative Class	0	0	0		0		500	4,611	1,328	11,772

Class A	237	2,519	211		2,130		0	0	0	0

Class C	0	0	3	(d)	33	(d)	0	0	0	0

Class R	0	0	0		0		0	0	0	0
Issued as reinvestment of distributions

Institutional Class	650	6,932	3,116		31,692		1,642	15,209	2,809	24,897

I-2	0	0	0		0		223	2,070	312	2,771

I-3	0	0	0		0		0	0	0	0

Administrative Class	0	0	0		0		58	537	121	1,073

Class A	14	151	24		247		0	0	0	0

Class C	0	0	1	(d)	11	(d)	0	0	0	0

Class R	0	0	0		0		0	0	0	0
Cost of shares redeemed

Institutional Class	(17,109)	(179,984)	(111,433)		(1,139,979)		(8,180)	(75,594)	(20,256)	(179,031)

I-2	0	0	0		0		(1,927)	(17,812)	(2,747)	(24,317)

I-3	0	0	0		0		0	0	0	0

Administrative Class	0	0	0		0		(1,355)	(12,376)	(1,564)	(13,851)

Class A	(110)	(1,172)	(305)		(3,087)		0	0	0	0

Class C	0	0	(177	)(d)	(1,791	)(d)	0	0	0	0

Class R	0	0	0		0		0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(11,538)	$(121,069)	(92,163)		$(943,998)		10,632	$97,783	16,131	$143,631

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Inception date of I-3 was January 31, 2019.
(c)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(d)	Class C Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the Fund’s outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Extended Duration Fund	0	2	0%	59%

PIMCO Long-Term U.S. Government Fund	1	1	11%	30%

PIMCO Mortgage-Backed Securities Fund	1	0	14%	0%

PIMCO Total Return IV Fund	0	1	0%	32%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

202	PIMCO BOND FUNDS

September 30, 2019 (Unaudited)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$501,548	$0

PIMCO Extended Duration Fund	7,034	526

PIMCO GNMA and Government Securities Fund	26,455	35,897

PIMCO Long Duration Total Return Fund	0	0

PIMCO Long-Term U.S. Government Fund*	48,665	100,921

PIMCO Moderate Duration Fund	23,324	30,217

PIMCO Mortgage-Backed Securities Fund	3,958	9,681

PIMCO Mortgage Opportunities and Bond Fund	96,686	61,343

PIMCO Strategic Bond Fund	6,711	0

PIMCO Total Return Fund II	476	6,508

PIMCO Total Return Fund IV	4,080	24,224

PIMCO Total Return ESG Fund	2,581	18,631

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and built-in loss under Code section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Dynamic Bond Fund	$4,996,280	$298,463	$(279,760)	$18,703

PIMCO Extended Duration Fund	2,297,012	367,988	(29,111)	338,877

PIMCO GNMA and Government Securities Fund	1,229,829	28,337	(18,500)	9,837

PIMCO Long Duration Total Return Fund	4,461,881	387,876	(125,485)	262,391

PIMCO Long-Term U.S. Government Fund	1,540,795	189,796	(19,154)	170,642

PIMCO Moderate Duration Fund	1,567,359	63,335	(41,258)	22,077

PIMCO Mortgage-Backed Securities Fund	223,529	9,824	(4,141)	5,683

PIMCO Mortgage Opportunities and Bond Fund	11,005,098	320,892	(243,717)	77,175

PIMCO Strategic Bond Fund	167,851	10,655	(5,504)	5,151

PIMCO Total Return Fund II	845,482	17,173	(3,196)	13,977

PIMCO Total Return Fund IV	651,975	21,890	(15,866)	6,024

PIMCO Total Return ESG Fund	1,802,328	61,481	(23,477)	38,004

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	203

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOM	Bank of Montreal	FOB	Credit Suisse Securities (USA) LLC	NXN	Natixis New York

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

BSS	Banco Santander S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	JPS	JP Morgan Securities, Inc.	TDL	Toronto Dominion Bank London

CSN	Credit Suisse AG (New York)	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC

DBL	Deutsche Bank AG London	MSC	Morgan Stanley & Co., Inc.	TOR	Toronto Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FAR	Wells Fargo Bank National Association	NAB	National Australia Bank Ltd.

Currency Abbreviations:

ARS	Argentine Peso	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

BRL	Brazilian Real	ILS	Israeli Shekel	SEK	Swedish Krona

CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira

DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar

EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar

GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index

ARLLMONP	Argentina Blended Policy Rate	EUR003M	3 Month EUR Swap Rate	LIBOR01M	1 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	LIBOR03M	3 Month USD-LIBOR

BBSW3M	3 Month Bank Bill Swap Rate	IOS.FN.550.	Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	MTGEFNCL	FNMA 30-Year Coupon Index

BP0003M	3 Month GBP-LIBOR	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	IOS.FN.600.	Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	US0003M	3 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	IOS.FN.650.	Fannie Mae Interest Only Synthetics Total Return Swap Index	USSW10	10 Year USSW Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	UMBS	Uniform Mortgage-Backed Security

CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

204	PIMCO BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	205

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

206	PIMCO BOND FUNDS

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	207

Approval of Investment Advisory Contract and Other Agreements (Cont.)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total

208	PIMCO BOND FUNDS

(Unaudited)

expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	209

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

210	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4002SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Income Fund

PIMCO Senior Floating Rate Fund

PIMCO Preferred and Capital Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by

2	PIMCO CREDIT BOND FUNDS

the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would

4	PIMCO CREDIT BOND FUNDS

have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. In addition, with respect to the PIMCO Senior Floating Rate Fund, the Average Annual Total Return table does not reflect any redemption fees that would have applied for shares that are held 30 or fewer calendar days. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and

Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	Diversified
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	08/23/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the Funds (Cont.)

voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	59.8%

Loan Participations and Assignments	13.3%

U.S. Treasury Obligations	10.5%

Short-Term Instruments‡	6.5%

Asset-Backed Securities	4.7%

Non-Agency Mortgage-Backed Securities	4.4%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	2.83%	4.79%	3.45%	3.74%
PIMCO Credit Opportunities Bond Fund I-2	2.80%	4.61%	3.34%	3.63%
PIMCO Credit Opportunities Bond Fund Class A	2.75%	4.36%	3.04%	3.32%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	(1.14)%	0.44%	2.25%	2.84%
PIMCO Credit Opportunities Bond Fund Class C	2.25%	3.57%	2.27%	2.55%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	1.25%	2.57%	2.27%	2.55%
3 Month USD LIBOR Index	1.24%	2.56%	1.27%	0.91%
Lipper Absolute Return Bond Funds Average	1.84%	3.46%	2.05%	2.73%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.93% for Institutional Class shares, 1.03% for I-2 shares, 1.33% for Class A shares, and 2.08% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Long exposure to the building materials sector, the gaming sector, the media cable sector and the healthcare sector contributed to performance, as these sectors posted positive absolute returns.

»	Short exposure to the retailers sector detracted from performance, as the sector posted positive absolute returns.

»	Security selection in specialty finance detracted from performance, as a select mortgage originator faced financial challenges as a result of increased short-term borrowing rates and margin pressure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	32.9%

U.S. Treasury Obligations	21.3%

Short-Term Instruments‡	13.7%

Sovereign Issues	11.6%

U.S. Government Agencies	8.1%

Non-Agency Mortgage-Backed Securities	5.2%

Asset-Backed Securities	3.9%

Loan Participations and Assignments	2.9%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	4.83%	9.54%	5.69%	6.85%	7.11%
PIMCO Diversified Income Fund I-2	4.78%	9.43%	5.58%	6.75%	7.01%
PIMCO Diversified Income Fund I-3	4.76%	9.38%	5.53%	6.70%	6.95%
PIMCO Diversified Income Fund Administrative Class	4.70%	9.27%	5.42%	6.59%	6.85%
PIMCO Diversified Income Fund Class A	4.62%	9.10%	5.27%	6.43%	6.68%
PIMCO Diversified Income Fund Class A (adjusted)	0.70%	5.01%	4.47%	6.02%	6.43%
PIMCO Diversified Income Fund Class C	4.23%	8.29%	4.48%	5.64%	5.89%
PIMCO Diversified Income Fund Class C (adjusted)	3.23%	7.29%	4.48%	5.64%	5.89%
Bloomberg Barclays Global Credit Hedged USD Index	6.04%	10.83%	4.77%	5.60%	5.47%
1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	5.48%	10.14%	5.18%	6.59%	6.86%
Lipper Multi-Sector Income Funds Average	3.99%	6.64%	3.55%	5.33%	5.55%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, 0.89% for I-2 shares, 0.99% for I-3 shares, 1.04% for Administrative Class shares, 1.19% for Class A shares, and 1.94% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to investment grade credit contributed to performance, as the sector outperformed like-duration treasuries.

»	Overweight exposure to high yield credit contributed to performance, as the sector outperformed like-duration treasuries.

»	Underweight exposure to U.S. duration detracted from performance, as rates decreased.

»	Underweight exposure to European duration detracted from performance, as rates decreased.

»	Overweight exposure to external emerging market debt, specifically Argentina, detracted from performance, as the country underperformed.

8	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	88.2%

Short-Term Instruments‡	8.3%

U.S. Treasury Obligations	2.3%

Preferred Securities	0.5%

Loan Participations and Assignments	0.4%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	3.88%	5.97%	5.49%	7.13%
PIMCO High Yield Spectrum Fund I-2	3.83%	5.87%	5.38%	7.02%
PIMCO High Yield Spectrum Fund I-3	3.80%	5.82%	5.33%	6.97%
PIMCO High Yield Spectrum Fund Class A	3.70%	5.61%	5.12%	6.75%
PIMCO High Yield Spectrum Fund Class A (adjusted)	(0.21)%	1.67%	4.32%	6.30%
PIMCO High Yield Spectrum Fund Class C	3.31%	4.82%	4.34%	5.96%
PIMCO High Yield Spectrum Fund Class C (adjusted)	2.31%	3.82%	4.34%	5.96%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	4.22%	6.85%	5.66%	7.22%
Lipper Global High Yield Funds Average	3.46%	5.20%	3.86%	5.59%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, 0.73% for I-2 shares, 0.83% for I-3 shares, 0.98% for Class A shares, and 1.73% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in the support services sector contributed to performance, as the Fund’s support services positions outperformed the broader sector.

»	Security selection in the telecommunications sector contributed to performance, as the Fund’s telecommunications positions outperformed the broader sector.

»	Underweight exposure to the energy sector contributed to performance, as the sector underperformed the broader market.

»	Underweight exposure to the telecommunications sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in the healthcare sector detracted from performance, as the Fund’s healthcare positions underperformed the broader sector.

»	Underweight exposure to the finance and insurance sector detracted from performance, as the sector outperformed the broader market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	64.9%

U.S. Treasury Obligations	18.8%

U.S. Government Agencies	7.6%

Loan Participations and Assignments	2.2%

Municipal Bonds & Notes	2.1%

Short-Term Instruments‡	1.6%

Sovereign Issues	1.4%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	13.41%	21.66%	7.95%	9.60%	11.07%
PIMCO Long-Term Credit Bond Fund I-2	13.35%	21.54%	7.84%	9.49%	10.96%
Bloomberg Barclays U.S. Long Credit Index	13.03%	19.91%	6.90%	7.78%	9.82%
Lipper General Bond Funds Average	5.01%	8.82%	3.69%	5.79%	7.43%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, and 0.89% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to the financials sector and the wireless sector contributed to relative performance, as these sectors outperformed the market.

»	Underweight exposure to the utilities sector and the energy sector contributed to relative performance, as these sectors underperformed the market.

»	Tactical exposure to agency mortgage-backed securities detracted from performance, as spreads increased.

»	Tactical exposure to the Brazilian real detracted from performance, as this currency had negative returns.

10	PIMCO CREDIT BOND FUNDS

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	32.0%

U.S. Government Agencies	28.1%

Asset-Backed Securities	16.9%

Non-Agency Mortgage-Backed Securities	9.0%

U.S. Treasury Obligations	5.5%

Short-Term Instruments‡	2.9%

Sovereign Issues	2.9%

Loan Participations and Assignments	2.4%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	1.70%	4.53%	3.73%	4.41%	3.84%
PIMCO Low Duration Income Fund I-2	1.65%	4.43%	3.63%	4.30%	3.74%
PIMCO Low Duration Income Fund I-3	1.63%	4.38%	3.61%	4.31%	3.75%
PIMCO Low Duration Income Fund Class A	1.50%	4.12%	3.32%	3.99%	3.43%
PIMCO Low Duration Income Fund Class A (adjusted)	(0.82)%	1.72%	2.85%	3.75%	3.27%
PIMCO Low Duration Income Fund Class C	1.34%	3.80%	3.01%	3.68%	3.11%
PIMCO Low Duration Income Fund Class C (adjusted)	0.35%	2.80%	3.01%	3.68%	3.11%
Bloomberg Barclays U.S. Aggregate 1-3 Years Index	2.20%	4.67%	1.61%	1.55%	2.52%♦
Lipper Short Investment Grade Debt Funds Average	2.15%	4.26%	1.75%	2.14%	2.45%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.99% for Class A shares, and 1.29% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. duration contributed to performance, as rates rallied.

»	Exposure to U.S. cash rate contributed to performance.

»	Holdings of investment grade corporate credit contributed to performance, as these securities generally posted positive total returns.

»	Holdings of high yield corporate credit contributed to performance, as these securities generally posted positive total returns.

»	Holdings of local and U.S.-dollar-denominated emerging market debt detracted from performance, including exposure to Argentina.

»	Short exposure to U.K. and Japanese duration detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Loan Participations and Assignments	86.4%

Short-Term Instruments‡	8.9%

Corporate Bonds & Notes	4.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	3.09%	3.55%	3.58%	3.75%
PIMCO Senior Floating Rate Fund I-2	3.04%	3.44%	3.47%	3.65%
PIMCO Senior Floating Rate Fund Class A	2.94%	3.24%	3.27%	3.44%
PIMCO Senior Floating Rate Fund Class A (adjusted)	0.66%	0.90%	2.80%	2.98%
PIMCO Senior Floating Rate Fund Class C	2.56%	2.47%	2.50%	2.68%
PIMCO Senior Floating Rate Fund Class C (adjusted)	1.56%	1.48%	2.50%	2.68%
J.P. Morgan BB/B Leveraged Loan Index	2.94%	3.71%	4.26%	4.26%
Lipper Loan Participation Funds Average	2.05%	2.12%	3.17%	3.40%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in the retail sector contributed to performance, as a position in a pet foods retailer outperformed the index.

»	Security selection in the services sector contributed to performance, as a position in a data services issuer outperformed the index.

»	Security selection in gaming, lodging, and leisure contributed to performance, as a timeshare company outperformed the index.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the index.

»	Underweight exposure to the industrials sector detracted from performance, as the sector outperformed the index.

12	PIMCO CREDIT BOND FUNDS

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class A - PFANX
I-2 - PFPNX	Class C - PFCJX
I-3 - PFNNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	88.3%

Short-Term Instruments‡	9.1%

Preferred Securities	1.7%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	8.31%	10.46%	7.20%
PIMCO Preferred and Capital Securities Fund I-2	8.18%	10.26%	7.10%
PIMCO Preferred and Capital Securities Fund I-3	8.18%	10.13%	7.03%
PIMCO Preferred and Capital Securities Fund Class A	8.11%	10.01%	6.83%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	4.04%	5.91%	5.92%
PIMCO Preferred and Capital Securities Fund Class C	7.72%	9.26%	6.03%
PIMCO Preferred and Capital Securities Fund Class C (adjusted)	6.72%	8.26%	6.03%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	6.91%	10.41%	6.49%
Lipper Flexible Income Funds Average	5.09%	6.76%	4.27%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.90% for Institutional Class shares, 1.00% for I-2 shares, 1.10% for I-3 shares, 1.25% for Class A shares, and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Overweight exposure to Spanish Additional Tier 1 securities, Belgian Additional Tier 1 securities, French Additional Tier 1 securities and Dutch Additional Tier 1 securities contributed to performance, as these sectors outperformed the broader market.

»	Underweight exposure to Brazilian Additional Tier 1 securities and Russian Additional Tier 1 securities detracted from performance, as these sectors outperformed the broader market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$1,028.30	$4.72	$1,000.00	$1,020.35	$4.70	0.93%
I-2	1,000.00	1,028.00	5.22	1,000.00	1,019.85	5.20	1.03
Class A	1,000.00	1,027.50	6.74	1,000.00	1,018.35	6.71	1.33
Class C	1,000.00	1,022.50	10.52	1,000.00	1,014.60	10.48	2.08

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,048.30	$4.05	$1,000.00	$1,021.05	$3.99	0.79%
I-2	1,000.00	1,047.80	4.56	1,000.00	1,020.55	4.50	0.89
I-3	1,000.00	1,047.60	4.81	1,000.00	1,020.30	4.75	0.94
Administrative Class	1,000.00	1,047.00	5.32	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	1,046.20	6.09	1,000.00	1,019.05	6.01	1.19
Class C	1,000.00	1,042.30	9.91	1,000.00	1,015.30	9.77	1.94

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,038.80	$3.16	$1,000.00	$1,021.90	$3.13	0.62%
I-2	1,000.00	1,038.30	3.67	1,000.00	1,021.40	3.64	0.72
I-3	1,000.00	1,038.00	3.92	1,000.00	1,021.15	3.89	0.77
Class A	1,000.00	1,037.00	4.94	1,000.00	1,020.15	4.90	0.97
Class C	1,000.00	1,033.10	8.74	1,000.00	1,016.40	8.67	1.72

14	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$1,134.10	$4.37	$1,000.00	$1,020.90	$4.14	0.82%
I-2	1,000.00	1,133.50	4.91	1,000.00	1,020.40	4.65	0.92

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,017.00	$2.72	$1,000.00	$1,022.30	$2.73	0.54%
I-2	1,000.00	1,016.50	3.23	1,000.00	1,021.80	3.23	0.64
I-3	1,000.00	1,016.30	3.48	1,000.00	1,021.55	3.49	0.69
Class A	1,000.00	1,015.00	4.74	1,000.00	1,020.30	4.75	0.94
Class C	1,000.00	1,013.40	6.24	1,000.00	1,018.80	6.26	1.24

PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,030.90	$3.91	$1,000.00	$1,021.15	$3.89	0.77%
I-2	1,000.00	1,030.40	4.42	1,000.00	1,020.65	4.39	0.87
Class A	1,000.00	1,029.40	5.43	1,000.00	1,019.65	5.40	1.07
Class C	1,000.00	1,025.60	9.22	1,000.00	1,015.90	9.17	1.82

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$1,083.10	$4.17	$1,000.00	$1,021.00	$4.04	0.80%
I-2	1,000.00	1,081.80	4.68	1,000.00	1,020.50	4.55	0.90
I-3	1,000.00	1,081.80	4.94	1,000.00	1,020.25	4.80	0.95
Class A	1,000.00	1,081.10	5.98	1,000.00	1,019.25	5.81	1.15
Class C(a)	1,000.00	1,015.10	1.88	1,000.00	1,003.05	1.87	1.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 8/23/19 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 36/366 Class C shares of the PIMCO Preferred and Capital Securities Fund (to reflect the period since the inception date of 8/23/19). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Benchmark Descriptions

Index*	Benchmark Description

1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO). The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Barclays Global Credit Hedged USD Index	Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays U.S. Aggregate 1-3 Years Index	Bloomberg Barclays U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

* It is not possible to invest directly in an unmanaged index.

16	PIMCO CREDIT BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.90	$0.21	$0.07	$0.28	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2019	10.08	0.46	(0.19)	0.27	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)

03/31/2017	9.32	0.44	0.59	1.03	(0.31)	0.00	0.00	(0.31)

03/31/2016	10.02	0.35	(0.72)	(0.37)	(0.26)	(0.07)	0.00	(0.33)

03/31/2015	10.62	0.25	(0.07)	0.18	(0.40)	(0.38)	0.00	(0.78)
I-2

04/01/2019 - 09/30/2019+	9.86	0.21	0.07	0.28	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.05	0.45	(0.20)	0.25	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)

03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)

03/31/2015	10.61	0.26	(0.08)	0.18	(0.40)	(0.38)	0.00	(0.78)
Class A

04/01/2019 - 09/30/2019+	9.91	0.20	0.07	0.27	(0.19)	0.00	0.00	(0.19)

03/31/2019	10.10	0.42	(0.20)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)

03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)

03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)

03/31/2015	10.66	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
Class C

04/01/2019 - 09/30/2019+	9.78	0.16	0.06	0.22	(0.16)	0.00	0.00	(0.16)

03/31/2019	9.96	0.34	(0.19)	0.15	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)

03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)

03/31/2015	10.59	0.15	(0.09)	0.06	(0.29)	(0.38)	0.00	(0.67)

PIMCO Diversified Income Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.86	$0.18	$0.34	$0.52	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2019	10.77	0.37	0.20	0.57	(0.48)	0.00	0.00	(0.48)

03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)

03/31/2017	10.15	0.47	0.68	1.15	(0.52)	0.00	0.00	(0.52)

03/31/2016	10.89	0.49	(0.47)	0.02	(0.70)	(0.06)	0.00	(0.76)

03/31/2015	11.63	0.49	(0.07)	0.42	(0.63)	(0.53)	0.00	(1.16)
I-2

04/01/2019 - 09/30/2019+	10.86	0.18	0.34	0.52	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.77	0.35	0.20	0.55	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)

03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)

03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)

03/31/2015	11.63	0.49	(0.08)	0.41	(0.62)	(0.53)	0.00	(1.15)
I-3

04/01/2019 - 09/30/2019+	10.86	0.18	0.33	0.51	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	10.72	0.35	0.22	0.57	(0.43)	0.00	0.00	(0.43)
Administrative Class

04/01/2019 - 09/30/2019+	10.86	0.17	0.34	0.51	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.77	0.36	0.18	0.54	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)

03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)

03/31/2015	11.63	0.47	(0.07)	0.40	(0.61)	(0.53)	0.00	(1.14)

18	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.97	2.83%	$374,085	0.93	%*	0.93	%*	0.90	%*	0.90	%*	4.29	%*	54%

9.90	2.77	289,576	0.93		0.93		0.90		0.90		4.60		110

10.08	4.38	353,288	0.91		0.91		0.90		0.90		3.72		100

10.04	11.23	342,617	0.91		0.91		0.90		0.90		4.50		146

9.32	(3.77)	349,267	0.93		0.93		0.90		0.90		3.56		110

10.02	1.77	783,382	0.90		0.90		0.90		0.90		2.31		148

9.93	2.80	62,044	1.03	*	1.03	*	1.00	*	1.00	*	4.20	*	54

9.86	2.58	47,743	1.03		1.03		1.00		1.00		4.51		110

10.05	4.33	58,119	1.01		1.01		1.00		1.00		3.71		100

10.01	11.10	28,172	1.01		1.01		1.00		1.00		4.25		146

9.30	(3.97)	16,832	1.03		1.03		1.00		1.00		3.44		110

10.01	1.75	42,103	1.00		1.00		1.00		1.00		2.49		148

9.99	2.75	19,842	1.33	*	1.33	*	1.30	*	1.30	*	3.93	*	54

9.91	2.24	23,099	1.33		1.33		1.30		1.30		4.20		110

10.10	4.03	30,228	1.31		1.31		1.30		1.30		3.41		100

10.06	10.79	10,740	1.31		1.31		1.30		1.30		4.30		146

9.34	(4.21)	15,498	1.33		1.33		1.30		1.30		3.24		110

10.06	1.38	19,566	1.30		1.30		1.30		1.30		2.08		148

9.84	2.25	5,520	2.08	*	2.08	*	2.05	*	2.05	*	3.19	*	54

9.78	1.63	5,834	2.08		2.08		2.05		2.05		3.45		110

9.96	3.13	7,532	2.06		2.06		2.05		2.05		2.58		100

9.94	9.91	6,835	2.06		2.06		2.05		2.05		3.43		146

9.26	(4.83)	7,188	2.08		2.08		2.05		2.05		2.45		110

9.98	0.62	10,531	2.05		2.05		2.05		2.05		1.45		148

$11.15	4.83%	$2,896,606	0.79	%*	0.79	%*	0.75	%*	0.75	%*	3.33	%*	61%

10.86	5.45	2,627,609	0.79		0.79		0.75		0.75		3.45		105

10.77	4.75	2,558,977	0.77		0.77		0.75		0.75		3.36		146

10.78	11.53	2,383,388	0.77		0.77		0.76		0.76		4.42		156

10.15	0.27	1,876,489	0.76		0.76		0.75		0.75		4.71		99

10.89	3.85	2,132,087	0.76		0.76		0.75		0.75		4.27		59

11.15	4.78	452,813	0.89	*	0.89	*	0.85	*	0.85	*	3.21	*	61

10.86	5.34	169,410	0.89		0.89		0.85		0.85		3.35		105

10.77	4.64	129,856	0.87		0.87		0.85		0.85		3.25		146

10.78	11.42	84,476	0.87		0.87		0.86		0.86		4.27		156

10.15	0.17	53,679	0.86		0.86		0.85		0.85		4.63		99

10.89	3.74	50,087	0.86		0.86		0.85		0.85		4.25		59

11.15	4.76	10,021	0.94	*	0.99	*	0.90	*	0.95	*	3.17	*	61

10.86	5.47	3,619	0.94	*	0.99	*	0.90	*	0.95	*	3.55	*	105

11.15	4.70	175,556	1.04	*	1.04	*	1.00	*	1.00	*	3.08	*	61

10.86	5.19	155,936	1.04		1.04		1.00		1.00		3.36		105

10.77	4.49	10,049	1.02		1.02		1.00		1.00		3.12		146

10.78	11.25	12,535	1.02		1.02		1.01		1.01		4.09		156

10.15	0.02	8,983	1.01		1.01		1.00		1.00		4.47		99

10.89	3.59	9,663	1.01		1.01		1.00		1.00		4.14		59

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Fund (Cont.)
Class A

04/01/2019 - 09/30/2019+	$10.86	$0.16	$0.34	$0.50	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2019	10.77	0.32	0.20	0.52	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)

03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)

03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)

03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
Class C

04/01/2019 - 09/30/2019+	10.86	0.12	0.34	0.46	(0.17)	0.00	0.00	(0.17)

03/31/2019	10.77	0.24	0.20	0.44	(0.35)	0.00	0.00	(0.35)

03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)

03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)

03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)

03/31/2015	11.63	0.37	(0.08)	0.29	(0.50)	(0.53)	0.00	(1.03)

PIMCO High Yield Spectrum Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.71	$0.27	$0.10	$0.37	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2019	9.78	0.57	(0.07)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)

03/31/2017	9.22	0.58	0.77	1.35	(0.64)	0.00	0.00	(0.64)

03/31/2016	10.15	0.60	(0.83)	(0.23)	(0.66)	(0.04)	0.00	(0.70)

03/31/2015	11.09	0.66	(0.50)	0.16	(0.66)	(0.44)	0.00	(1.10)
I-2

04/01/2019 - 09/30/2019+	9.71	0.26	0.11	0.37	(0.27)	0.00	0.00	(0.27)

03/31/2019	9.78	0.56	(0.06)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)

03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)

03/31/2016	10.15	0.59	(0.83)	(0.24)	(0.65)	(0.04)	0.00	(0.69)

03/31/2015	11.09	0.65	(0.50)	0.15	(0.65)	(0.44)	0.00	(1.09)
I-3

04/01/2019 - 09/30/2019+	9.71	0.26	0.11	0.37	(0.27)	0.00	0.00	(0.27)

04/27/2018 - 03/31/2019	9.81	0.52	(0.10)	0.42	(0.52)	0.00	0.00	(0.52)
Class A

04/01/2019 - 09/30/2019+	9.71	0.25	0.11	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2019	9.78	0.54	(0.07)	0.47	(0.54)	0.00	0.00	(0.54)

03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)

03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)

03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)

03/31/2015	11.09	0.63	(0.50)	0.13	(0.63)	(0.44)	0.00	(1.07)
Class C

04/01/2019 - 09/30/2019+	9.71	0.21	0.11	0.32	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.78	0.47	(0.07)	0.40	(0.47)	0.00	0.00	(0.47)

03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)

03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)

03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)

03/31/2015	11.09	0.55	(0.50)	0.05	(0.55)	(0.44)	0.00	(0.99)

PIMCO Long-Term Credit Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$11.69	$0.24	$1.31	$1.55	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2019	11.83	0.49	0.08	0.57	(0.49)	(0.15)	(0.07)	(0.71)

03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)

03/31/2017	11.40	0.56	0.32	0.88	(0.60)	0.00	(0.05)	(0.65)

03/31/2016	13.27	0.61	(0.87)	(0.26)	(0.80)	(0.81)	0.00	(1.61)

03/31/2015	12.24	0.63	1.17	1.80	(0.77)	0.00	0.00	(0.77)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.15	4.62%	$368,489	1.19	%*	1.19	%*	1.15	%*	1.15	%*	2.92	%*	61%

10.86	5.03	251,911	1.19		1.19		1.15		1.15		3.04		105

10.77	4.33	260,394	1.17		1.17		1.15		1.15		2.97		146

10.78	11.09	167,491	1.17		1.17		1.16		1.16		4.02		156

10.15	(0.13)	146,814	1.16		1.16		1.15		1.15		4.32		99

10.89	3.44	161,337	1.16		1.16		1.15		1.15		3.95		59

11.15	4.23	74,001	1.94	*	1.94	*	1.90	*	1.90	*	2.18	*	61

10.86	4.25	73,261	1.94		1.94		1.90		1.90		2.29		105

10.77	3.56	82,085	1.92		1.92		1.90		1.90		2.22		146

10.78	10.26	104,368	1.92		1.92		1.91		1.91		3.29		156

10.15	(0.88)	103,810	1.91		1.91		1.90		1.90		3.57		99

10.89	2.67	121,179	1.91		1.91		1.90		1.90		3.21		59

$9.81	3.88%	$405,607	0.62	%*	0.62	%*	0.60	%*	0.60	%*	5.48	%*	10%

9.71	5.36	603,647	0.63		0.63		0.60		0.60		5.93		26

9.78	4.15	655,038	0.62		0.62		0.60		0.60		5.53		24

9.93	14.98	1,505,442	0.61		0.61		0.60		0.60		5.92		35

9.22	(2.20)	1,673,680	0.61		0.61		0.60		0.60		6.29		30

10.15	1.69	1,890,637	0.61		0.61		0.60		0.60		6.19		34

9.81	3.83	186,076	0.72	*	0.72	*	0.70	*	0.70	*	5.38	*	10

9.71	5.26	193,934	0.73		0.73		0.70		0.70		5.85		26

9.78	4.05	150,910	0.72		0.72		0.70		0.70		5.45		24

9.93	14.87	142,214	0.71		0.71		0.70		0.70		5.82		35

9.22	(2.29)	128,077	0.71		0.71		0.70		0.70		6.20		30

10.15	1.59	64,836	0.71		0.71		0.70		0.70		6.09		34

9.81	3.80	438	0.77	*	0.82	*	0.75	*	0.80	*	5.31	*	10

9.71	4.45	2,142	0.78	*	0.83	*	0.75	*	0.80	*	5.91	*	26

9.81	3.70	62,567	0.97	*	0.97	*	0.95	*	0.95	*	5.13	*	10

9.71	5.00	63,446	0.98		0.98		0.95		0.95		5.58		26

9.78	3.79	83,841	0.97		0.97		0.95		0.95		5.21		24

9.93	14.58	43,592	0.96		0.96		0.95		0.95		5.55		35

9.22	(2.54)	18,560	0.96		0.96		0.95		0.95		5.94		30

10.15	1.33	17,739	0.96		0.96		0.95		0.95		5.84		34

9.81	3.31	8,158	1.72	*	1.72	*	1.70	*	1.70	*	4.38	*	10

9.71	4.22	8,118	1.73		1.73		1.70		1.70		4.83		26

9.78	3.02	10,506	1.72		1.72		1.70		1.70		4.44		24

9.93	13.73	9,777	1.71		1.71		1.70		1.70		4.81		35

9.22	(3.26)	6,123	1.71		1.71		1.70		1.70		5.19		30

10.15	0.58	9,605	1.71		1.71		1.70		1.70		5.10		34

$12.95	13.41%	$3,560,048	0.82	%*	0.82	%*	0.55	%*	0.55	%*	3.85	%*	88%

11.69	5.20	3,576,056	0.79		0.79		0.55		0.55		4.33		133

11.83	6.76	3,309,210	0.85		0.85		0.55		0.55		4.43		96

11.63	7.79	2,805,317	0.72		0.72		0.55		0.55		4.70		114

11.40	(1.24)	3,037,689	0.65		0.65		0.55		0.55		5.15		124

13.27	15.04	3,644,226	0.58		0.58		0.55		0.55		4.88		71

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Credit Bond Fund (Cont.)
I-2

04/01/2019 - 09/30/2019+	$11.69	$0.23	$1.32	$1.55	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2019	11.83	0.48	0.08	0.56	(0.48)	(0.15)	(0.07)	(0.70)

03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)

03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)

03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)

03/31/2015	12.24	0.62	1.17	1.79	(0.76)	0.00	0.00	(0.76)

PIMCO Low Duration Income Fund
Institutional Class

04/01/2019 - 09/30/2019+	$8.58	$0.17	$(0.02)	$0.15	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	8.56	0.30	0.01	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2017	7.67	0.35	0.74	1.09	(0.30)	0.00	0.00	(0.30)

03/31/2016	8.26	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)

03/31/2015	8.85	0.38	(0.54)	(0.16)	(0.43)	0.00	0.00	(0.43)
I-2

04/01/2019 - 09/30/2019+	8.58	0.16	(0.02)	0.14	(0.17)	0.00	0.00	(0.17)

03/31/2019	8.56	0.30	0.00	0.30	(0.28)	0.00	0.00	(0.28)

03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)

03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)

03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)

03/31/2015	8.85	0.38	(0.55)	(0.17)	(0.42)	0.00	0.00	(0.42)
I-3

04/01/2019 - 09/30/2019+	8.58	0.16	(0.02)	0.14	(0.17)	0.00	0.00	(0.17)

04/27/2018 - 03/31/2019	8.54	0.29	0.01	0.30	(0.26)	0.00	0.00	(0.26)
Class A

04/01/2019 - 09/30/2019+	8.58	0.15	(0.02)	0.13	(0.16)	0.00	0.00	(0.16)

03/31/2019	8.56	0.27	0.01	0.28	(0.26)	0.00	0.00	(0.26)

03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)

03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)

03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)

03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
Class C

04/01/2019 - 09/30/2019+	8.58	0.14	(0.02)	0.12	(0.15)	0.00	0.00	(0.15)

03/31/2019	8.56	0.24	0.01	0.25	(0.23)	0.00	0.00	(0.23)

03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)

03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)

03/31/2015	8.85	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)

PIMCO Senior Floating Rate Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.73	$0.23	$0.07	$0.30	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2019	9.90	0.41	(0.14)	0.27	(0.44)	0.00	0.00	(0.44)

03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	9.65	0.35	0.31	0.66	(0.37)	0.00	0.00	(0.37)

03/31/2016	10.07	0.37	(0.41)	(0.04)	(0.37)	0.00	(0.01)	(0.38)

03/31/2015	10.24	0.37	(0.14)	0.23	(0.38)	(0.02)	0.00	(0.40)
I-2

04/01/2019 - 09/30/2019+	9.73	0.22	0.07	0.29	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.90	0.42	(0.16)	0.26	(0.43)	0.00	0.00	(0.43)

03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)

03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)

03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)

03/31/2015	10.24	0.35	(0.13)	0.22	(0.37)	(0.02)	0.00	(0.39)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.95	13.35%	$852,468	0.92	%*	0.92	%*	0.65	%*	0.65	%*	3.68	%*	88%

11.69	5.10	71,189	0.89		0.89		0.65		0.65		4.23		133

11.83	6.66	54,410	0.95		0.95		0.65		0.65		4.34		96

11.63	7.68	41,527	0.82		0.82		0.65		0.65		4.56		114

11.40	(1.34)	77,072	0.75		0.75		0.65		0.65		5.03		124

13.27	14.93	150,740	0.68		0.68		0.65		0.65		4.80		71

$8.55	1.70%	$1,871,221	0.54	%*	0.54	%*	0.51	%*	0.51	%*	3.87	%*	223%

8.58	3.70	1,682,347	0.58		0.59		0.50		0.51		3.55		207

8.56	4.29	705,766	0.50		0.55		0.46		0.51		3.21		128

8.46	14.45	95,776	0.61	(c)	0.62	(c)	0.55	(c)	0.56	(c)	4.23		243

7.67	(2.38)	77,614	0.56		0.56		0.55		0.55		4.52		118

8.26	(1.93)	290,420	0.57		0.57		0.55		0.55		4.30		65

8.55	1.65	2,317,739	0.64	*	0.64	*	0.61	*	0.61	*	3.76	*	223

8.58	3.60	1,854,130	0.68		0.69		0.60		0.61		3.49		207

8.56	4.19	509,577	0.60		0.65		0.56		0.61		3.10		128

8.46	14.34	55,138	0.71	(d)	0.72	(d)	0.65	(d)	0.66	(d)	3.85		243

7.67	(2.49)	18,959	0.66		0.66		0.65		0.65		4.41		118

8.26	(2.02)	149,593	0.67		0.67		0.65		0.65		4.38		65

8.55	1.63	53,207	0.69	*	0.74	*	0.66	*	0.71	*	3.72	*	223

8.58	3.56	39,161	0.73	*	0.79	*	0.65	*	0.71	*	3.69	*	207

8.55	1.50	1,219,689	0.94	*	0.94	*	0.91	*	0.91	*	3.43	*	223

8.58	3.29	1,056,714	0.98		0.99		0.90		0.91		3.16		207

8.56	3.87	533,327	0.90		0.95		0.86		0.91		2.70		128

8.46	14.00	169,743	1.01	(e)	1.02	(e)	0.95	(e)	0.96	(e)	3.77		243

7.67	(2.77)	115,209	0.96		0.96		0.95		0.95		4.14		118

8.26	(2.32)	168,542	0.97		0.97		0.95		0.95		4.08		65

8.55	1.34	196,237	1.24	*	1.24	*	1.21	*	1.21	*	3.17	*	223

8.58	2.98	190,628	1.28		1.29		1.20		1.21		2.85		207

8.56	3.56	101,717	1.20		1.25		1.16		1.21		2.34		128

8.46	13.65	85,943	1.31	(e)	1.32	(e)	1.25	(e)	1.26	(e)	3.53		243

7.67	(3.06)	85,141	1.26		1.26		1.25		1.25		3.84		118

8.26	(2.61)	119,253	1.27		1.27		1.25		1.25		3.77		65

$9.80	3.09%	$148,720	0.77	%*	0.77	%*	0.70	%*	0.70	%*	4.69	%*	21%

9.73	2.74	171,645	0.75		0.75		0.70		0.70		4.15		42

9.90	3.66	1,269,665	0.72		0.72		0.70		0.70		3.55		34

9.94	6.96	1,148,303	0.74		0.74		0.70		0.70		3.53		19

9.65	(0.34)	789,164	0.72		0.72		0.70		0.70		3.71		31

10.07	2.27	2,340,115	0.71		0.71		0.70		0.70		3.62		33

9.80	3.04	37,344	0.87	*	0.87	*	0.80	*	0.80	*	4.59	*	21

9.73	2.64	38,809	0.85		0.85		0.80		0.80		4.25		42

9.90	3.56	22,172	0.82		0.82		0.80		0.80		3.47		34

9.94	6.85	13,970	0.84		0.84		0.80		0.80		3.44		19

9.65	(0.44)	12,493	0.82		0.82		0.80		0.80		3.61		31

10.07	2.17	22,696	0.81		0.81		0.80		0.80		3.47		33

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Senior Floating Rate Fund (Cont.)
Class A

04/01/2019 - 09/30/2019+	$9.73	$0.22	$0.06	$0.28	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2019	9.90	0.39	(0.15)	0.24	(0.41)	0.00	0.00	(0.41)

03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)

03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)

03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)

03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
Class C

04/01/2019 - 09/30/2019+	9.73	0.18	0.07	0.25	(0.18)	0.00	0.00	(0.18)

03/31/2019	9.90	0.32	(0.16)	0.16	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)

03/31/2017	9.65	0.25	0.31	0.56	(0.27)	0.00	0.00	(0.27)

03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)

03/31/2015	10.24	0.26	(0.14)	0.12	(0.27)	(0.02)	0.00	(0.29)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

04/01/2019 - 09/30/2019+	$9.98	$0.22	$0.60	$0.82	$(0.31)	$0.00	$0.00	$(0.31)

03/31/2019	10.31	0.46	(0.18)	0.28	(0.59)	(0.01)	(0.01)	(0.61)

03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)

03/31/2017	9.44	0.46	0.94	1.40	(0.62)	0.00	0.00	(0.62)

04/13/2015 - 03/31/2016	10.00	0.40	(0.58)	(0.18)	(0.31)	0.00	(0.07)	(0.38)
I-2

04/01/2019 - 09/30/2019+	9.97	0.22	0.59	0.81	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.30	0.45	(0.18)	0.27	(0.58)	(0.01)	(0.01)	(0.60)

03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)

03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)

04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
I-3

04/01/2019 - 09/30/2019+	9.95	0.21	0.60	0.81	(0.31)	0.00	0.00	(0.31)

04/27/2018 - 03/31/2019	10.32	0.43	(0.19)	0.24	(0.59)	(0.01)	(0.01)	(0.61)
Class A

04/01/2019 - 09/30/2019+	9.95	0.20	0.60	0.80	(0.30)	0.00	0.00	(0.30)

03/31/2019	10.29	0.43	(0.19)	0.24	(0.56)	(0.01)	(0.01)	(0.58)

03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)

03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)

04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)
Class C

08/23/2019 - 09/30/2019+	10.48	0.04	0.12	0.16	(0.17)	0.00	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(d)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(e)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.80	2.94%	$71,843	1.07	%*	1.07	%*	1.00	%*	1.00	%*	4.40	%*	21%

9.73	2.44	89,364	1.05		1.05		1.00		1.00		4.02		42

9.90	3.35	94,579	1.02		1.02		1.00		1.00		3.24		34

9.94	6.63	87,065	1.04		1.04		1.00		1.00		3.24		19

9.65	(0.63)	64,230	1.02		1.02		1.00		1.00		3.42		31

10.07	1.97	95,000	1.01		1.01		1.00		1.00		3.28		33

9.80	2.56	37,667	1.82	*	1.82	*	1.75	*	1.75	*	3.64	*	21

9.73	1.68	46,421	1.80		1.80		1.75		1.75		3.27		42

9.90	2.58	44,916	1.77		1.77		1.75		1.75		2.48		34

9.94	5.84	55,559	1.79		1.79		1.75		1.75		2.49		19

9.65	(1.38)	53,921	1.77		1.77		1.75		1.75		2.67		31

10.07	1.21	76,405	1.76		1.76		1.75		1.75		2.53		33

$10.49	8.31%	$455,781	0.80	%*	0.88	%*	0.79	%*	0.87	%*	4.30	%*	32%

9.98	2.83	259,798	0.82		0.91		0.81		0.90		4.58		57

10.31	8.28	119,949	0.80		0.87		0.80		0.87		3.94		151

10.22	15.22	60,707	0.80		0.87		0.80		0.87		4.62		123

9.44	(1.82)	27,417	0.79	*	1.14	*	0.79	*	1.14	*	4.21	*	209

10.47	8.18	202,380	0.90	*	0.98	*	0.89	*	0.97	*	4.22	*	32

9.97	2.76	130,385	0.92		1.01		0.91		1.00		4.51		57

10.30	8.27	36,539	0.90		0.97		0.90		0.97		3.82		151

10.21	14.92	6,002	0.90		0.97		0.90		0.97		4.19		123

9.45	(1.77)	361	0.89	*	1.24	*	0.89	*	1.24	*	4.22	*	209

10.45	8.18	17,216	0.95	*	1.08	*	0.94	*	1.07	*	4.16	*	32

9.95	2.49	11,782	0.97	*	1.11	*	0.96	*	1.10	*	4.79	*	57

10.45	8.11	216,625	1.15	*	1.23	*	1.14	*	1.22	*	3.96	*	32

9.95	2.50	119,215	1.17		1.26		1.16		1.25		4.29		57

10.29	7.88	35,464	1.15		1.22		1.15		1.22		3.63		151

10.22	14.79	1,954	1.15		1.22		1.15		1.22		4.22		123

9.43	(2.10)	2,375	1.14	*	1.49	*	1.14	*	1.49	*	3.97	*	209

10.47	1.51%	630	1.90	*	1.98	*	1.89	*	1.97	*	3.42	*	32

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Assets:

Investments, at value
Investments in securities*	$448,928	$3,715,542	$600,359	$5,357,480	$7,080,832	$281,158
Investments in Affiliates	24,877	569,809	52,837	82,192	207,128	27,150
Financial Derivative Instruments
Exchange-traded or centrally cleared	139	1,649	28	2,417	1,240	6
Over the counter	971	10,993	1,053	11,391	26,737	141
Cash	73	0	0	0	0	1,355
Deposits with counterparty	873	6,481	1,435	4,398	14,228	467
Foreign currency, at value	527	3,446	172	4,617	12,307	12
Receivable for investments sold	2,309	787	135	19,464	141,248	3,519
Receivable for TBA investments sold	3,652	343,897	0	502,862	1,877,950	0
Receivable for Fund shares sold	956	10,513	493	4,588	17,112	204
Interest and/or dividends receivable	3,858	29,170	10,818	44,243	34,642	930
Dividends receivable from Affiliates	93	1,013	113	100	137	63
Reimbursement receivable from PIMCO	0	1	0	0	0	0
Prepaid expenses	0	0	21	0	0	25
Other assets	0	101	0	16	30	0
Total Assets	487,256	4,693,402	667,464	6,033,768	9,413,591	315,030

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$8,615	$1,396	$687,631	$70,799	$0
Payable for sale-buyback transactions	0	22,232	0	0	39,523	0
Payable for short sales	5,227	0	0	0	155,895	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	93	256	0	519	1,531	0
Over the counter	1,034	4,028	140	10,444	13,006	0
Payable for investments purchased	11,373	11,835	1,258	22,859	83,487	17,615
Payable for investments in Affiliates purchased	93	1,013	113	100	137	63
Payable for TBA investments purchased	2,432	648,966	0	881,087	3,229,242	0
Payable for unfunded loan commitments	633	1,163	0	700	4,362	1,093
Deposits from counterparty	280	6,819	651	11,698	17,322	0
Payable for Fund shares redeemed	4,265	3,203	606	3,722	10,987	377
Distributions payable	0	915	85	497	2,420	62
Overdraft due to custodian	0	4,339	0	76	123,984	0
Accrued investment advisory fees	211	1,356	156	1,006	1,273	91
Accrued supervisory and administrative fees	113	990	176	903	1,189	76
Accrued distribution fees	3	76	5	0	45	22
Accrued servicing fees	5	84	13	0	265	21
Accrued reimbursement to PIMCO	0	0	0	0	17	0
Other liabilities	3	26	19	10	14	36
Total Liabilities	25,765	715,916	4,618	1,621,252	3,755,498	19,456

Net Assets	$461,491	$3,977,486	$662,846	$4,412,516	$5,658,093	$295,574

Net Assets Consist of:

Paid in capital	$509,064	$3,899,975	$713,471	$3,934,060	$5,854,564	$365,387
Distributable earnings (accumulated loss)	(47,573)	77,511	(50,625)	478,456	(196,471)	(69,813)

Net Assets	$461,491	$3,977,486	$662,846	$4,412,516	$5,658,093	$295,574

Cost of investments in securities	$441,292	$3,686,995	$610,256	$4,932,365	$7,100,685	$283,232
Cost of investments in Affiliates	$24,849	$569,740	$52,786	$82,185	$207,118	$27,141
Cost of foreign currency held	$533	$3,473	$173	$4,712	$12,747	$12
Proceeds received on short sales	$4,574	$0	$0	$0	$155,597	$0
Cost or premiums of financial derivative instruments, net	$(736)	$28,901	$738	$35,218	$(13,005)	$375

* Includes repurchase agreements of:	$5,834	$8,096	$209	$5,869	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Net Assets:

Institutional Class	$374,085	$2,896,606	$405,607	$3,560,048	$1,871,221	$148,720
I-2	62,044	452,813	186,076	852,468	2,317,739	37,344
I-3	N/A	10,021	438	N/A	53,207	N/A
Administrative Class	N/A	175,556	N/A	N/A	N/A	N/A
Class A	19,842	368,489	62,567	N/A	1,219,689	71,843
Class C	5,520	74,001	8,158	N/A	196,237	37,667

Shares Issued and Outstanding:

Institutional Class	37,510	259,783	41,363	274,860	218,734	15,177
I-2	6,246	40,610	18,976	65,816	270,929	3,811
I-3	N/A	899	45	N/A	6,220	N/A
Administrative Class	N/A	15,745	N/A	N/A	N/A	N/A
Class A	1,987	33,048	6,381	N/A	142,574	7,331
Class C	561	6,637	832	N/A	22,939	3,844

Net Asset Value Per Share Outstanding:

Institutional Class	$9.97	$11.15	$9.81	$12.95	$8.55	$9.80
I-2	9.93	11.15	9.81	12.95	8.55	9.80
I-3	N/A	11.15	9.81	N/A	8.55	N/A
Administrative Class	N/A	11.15	N/A	N/A	N/A	N/A
Class A	9.99	11.15	9.81	N/A	8.55	9.80
Class C	9.84	11.15	9.81	N/A	8.55	9.80

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$869,817
Investments in Affiliates	52
Financial Derivative Instruments
Exchange-traded or centrally cleared	25
Over the counter	3,533
Cash	1,443
Deposits with counterparty	2,448
Foreign currency, at value	2,060
Receivable for investments sold	867
Receivable for Fund shares sold	11,643
Interest and/or dividends receivable	10,764
Reimbursement receivable from PIMCO	48
Total Assets	902,700

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$247
Over the counter	1,331
Payable for investments purchased	5,469
Deposits from counterparty	2,124
Payable for Fund shares redeemed	243
Accrued investment advisory fees	320
Accrued supervisory and administrative fees	275
Accrued servicing fees	39
Other liabilities	20
Total Liabilities	10,068

Net Assets	$892,632

Net Assets Consist of:

Paid in capital	$866,645
Distributable earnings (accumulated loss)	25,987

Net Assets	$892,632

Cost of investments in securities	$847,322
Cost of investments in Affiliates	$52
Cost of foreign currency held	$2,065
Cost or premiums of financial derivative instruments, net	$1,233

* Includes repurchase agreements of:	$74,522

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$455,781
I-2	202,380
I-3	17,216
Class A	216,625
Class C	630

Shares Issued and Outstanding:

Institutional Class	43,469
I-2	19,336
I-3	1,647
Class A	20,739
Class C	60

Net Asset Value Per Share Outstanding:

Institutional Class	$10.49
I-2	10.47
I-3	10.45
Class A	10.45
Class C	10.47

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Investment Income:

Interest, net of foreign taxes*	$9,969	$71,357	$22,371	$94,456	$113,681	$8,350
Dividends	0	46	0	615	0	0
Dividends from Investments in Affiliates	944	5,543	1,310	340	1,328	264
Total Income	10,913	76,946	23,681	95,411	115,009	8,614

Expenses:

Investment advisory fees	1,250	8,399	1,166	6,139	7,839	631
Supervisory and administrative fees	672	6,091	1,302	5,456	7,278	522
Distribution and/or servicing fees - Administrative Class	0	207	0	0	0	0
Distribution fees - Class C	21	278	31	0	290	158
Servicing fees - Class A	24	411	80	0	1,332	100
Servicing fees - Class C	7	93	10	0	242	53
Trustee fees	1	6	1	6	7	1
Interest expense	65	802	79	5,483	914	112
Miscellaneous expense	3	16	6	13	130	5
Total Expenses	2,043	16,303	2,675	17,097	18,032	1,582
Waiver and/or Reimbursement by PIMCO	0	(2)	(0)	0	(20)	0
Net Expenses	2,043	16,301	2,675	17,097	18,012	1,582

Net Investment Income (Loss)	8,870	60,645	21,006	78,314	96,997	7,032

Net Realized Gain (Loss):

Investments in securities	2,766	5,006	(5,487)	58,015	8,143	(984)
Investments in Affiliates	25	16	39	(22)	81	13
Exchange-traded or centrally cleared financial derivative instruments	421	51,159	841	25,680	(25,221)	88
Over the counter financial derivative instruments	607	34,651	3,906	57,374	59,035	946
Short sales	(67)	31	0	(203)	0	4
Foreign currency	(131)	(1,996)	(459)	(1,078)	(2,205)	34

Net Realized Gain (Loss)	3,621	88,867	(1,160)	139,766	39,833	101

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,677	39,768	9,890	338,335	(1,294)	2,980
Investments in Affiliates	(3)	187	(8)	7	(62)	(4)
Exchange-traded or centrally cleared financial derivative instruments	(1,860)	(11,868)	(603)	(22,324)	(41,309)	(4)
Over the counter financial derivative instruments	(466)	(5,541)	(603)	(14,346)	(7,422)	(590)
Short sales	(332)	0	0	0	0	0
Foreign currency assets and liabilities	(22)	22	(2)	20	(2,665)	4

Net Change in Unrealized Appreciation (Depreciation)	(1,006)	22,568	8,674	301,692	(52,752)	2,386

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,485	$172,080	$28,520	$519,772	$84,078	$9,519

* Foreign tax withholdings	$2	$1	$0	$7	$17	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest, net of foreign taxes*	$17,807
Dividends	528
Dividends from Investments in Affiliates	1
Total Income	18,336

Expenses:

Investment advisory fees	1,790
Supervisory and administrative fees	1,523
Servicing fees - Class A	198
Trustee fees	1
Interest expense	20
Miscellaneous expense	7
Total Expenses	3,539
Waiver and/or Reimbursement by PIMCO	(310)
Net Expenses	3,229

Net Investment Income (Loss)	15,107

Net Realized Gain (Loss):

Investments in securities	3,499
Exchange-traded or centrally cleared financial derivative instruments	388
Over the counter financial derivative instruments	14,274
Short sales	7
Foreign currency	(1,587)

Net Realized Gain (Loss)	16,581

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	24,040
Exchange-traded or centrally cleared financial derivative instruments	(471)
Over the counter financial derivative instruments	(455)
Foreign currency assets and liabilities	(25)

Net Change in Unrealized Appreciation (Depreciation)	23,089

Net Increase (Decrease) in Net Assets Resulting from Operations	$54,777

* Foreign tax withholdings	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund		PIMCO Diversified Income Fund			PIMCO High Yield Spectrum Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,870	$18,602	$60,645	$104,749		$21,006	$51,090
Net realized gain (loss)	3,621	(8,045)	88,867	54,770		(1,160)	3,175
Net change in unrealized appreciation (depreciation)	(1,006)	(1,367)	22,568	9,021		8,674	(9,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,485	9,190	172,080	168,540		28,520	44,650

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(7,346)	(14,196)	(58,366)	(116,500)		(14,159)	(37,283)
I-2	(1,195)	(2,471)	(7,380)	(6,502)		(5,430)	(10,079)
I-3	0	0	(169)	(35	)(a)	(31)	(28	)(a)
Administrative Class	0	0	(3,257)	(2,135)		0	0
Class A	(369)	(1,120)	(6,216)	(9,396)		(1,673)	(3,856)
Class C	(90)	(214)	(1,123)	(2,485)		(185)	(447)

Tax basis return of capital
Institutional Class	0	0	0	0		0	0
I-2	0	0	0	0		0	0
I-3	0	0	0	0		0	0
Administrative Class	0	0	0	0		0	0
Class A	0	0	0	0		0	0
Class C	0	0	0	0		0	0

Total Distributions(b)	(9,000)	(18,001)	(76,511)	(137,053)		(21,478)	(51,693)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	92,754	(74,104)	600,171	208,898		(215,483)	(21,965)
Fund Redemption Fee	0	0	0	0		0	0

Total Increase (Decrease) in Net Assets	95,239	(82,915)	695,740	240,385		(208,441)	(29,008)

Net Assets:

Beginning of period	366,252	449,167	3,281,746	3,041,361		871,287	900,295
End of period	$461,491	$366,252	$3,977,486	$3,281,746		$662,846	$871,287

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Income Fund			PIMCO Senior Floating Rate Fund

Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

$78,314	$144,009	$96,997	$118,583		$7,032	$32,426
139,766	(36,529)	39,833	42,562		101	(492)
301,692	76,459	(52,752)	(13,609)		2,386	(7,661)

519,772	183,939	84,078	147,536		9,519	24,273

(81,031)	(185,736)	(36,748)	(44,480)		(3,688)	(26,532)
(15,685)	(3,433)	(42,185)	(42,868)		(823)	(1,666)
0	0	(963)	(543	)(a)	0	0
0	0	0	0		0	0
0	0	(19,491)	(23,595)		(1,769)	(4,054)
0	0	(3,259)	(4,186)		(771)	(1,769)

0	(21,164)	0	0		0	0
0	(400)	0	0		0	0
0	0	0	0		0	0
0	0	0	0		0	0
0	0	0	0		0	0
0	0	0	0		0	0

(96,716)	(210,733)	(102,646)	(115,672)		(7,051)	(34,021)

342,215	310,419	853,681	2,940,729		(53,134)	(1,075,411)
0	0	0	0		1	66

765,271	283,625	835,113	2,972,593		(50,665)	(1,085,093)

3,647,245	3,363,620	4,822,980	1,850,387		346,239	1,431,332
$4,412,516	$3,647,245	$5,658,093	$4,822,980		$295,574	$346,239

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)		Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$15,107		$15,363
Net realized gain (loss)	16,581		1,803
Net change in unrealized appreciation (depreciation)	23,089		(2,054)

Net Increase (Decrease) in Net Assets Resulting from Operations	54,777		15,112

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(10,960)		(10,570)
I-2	(5,545)		(5,671)
I-3	(449)		(226	)(a)
Class A	(5,042)		(5,059)
Class C	(4	)(b)	0

Tax basis return of capital
Institutional Class	0		(176)
I-2	0		(89)
I-3	0		(8	)(a)
Class A	0		(81)
Class C	0	(b)	0

Total Distributions(c)	(22,000)		(21,880)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	338,675		335,996

Total Increase (Decrease) in Net Assets	371,452		329,228

Net Assets:

Beginning of period	521,180		191,952
End of period	$892,632		$521,180

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Inception date of Class C was August 23, 2019.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Senior Floating Rate Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$9,519

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(63,421)
Proceeds from sales of long-term securities	114,490
(Purchases) Proceeds from sales of short-term portfolio investments, net	(3,650)
(Increase) decrease in deposits with counterparty	382
(Increase) decrease in receivable for investments sold	6,911
(Increase) decrease in interest and/or dividends receivable	82
(Increase) decrease in dividends receivable from Affiliates	(2)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	103
Proceeds from (Payments on) over the counter financial derivative instruments	947
Increase (decrease) in payable for investments purchased	6,864
Increase (decrease) in payable for unfunded loan commitments	(3,068)
Increase (decrease) in deposits from counterparty	(551)
Increase (decrease) in accrued investment advisory fees	(31)
Increase (decrease) in accrued supervisory and administrative fees	(25)
Increase (decrease) in accrued distribution fees	(8)
Increase (decrease) in accrued servicing fees	(8)
Proceeds from (Payments on) short sales transactions, net	4
Proceeds from (Payments on) foreign currency transactions	38
Increase (decrease) in other liabilities	1
Net Realized (Gain) Loss
Investments in securities	984
Investments in Affiliates	(13)
Exchange-traded or centrally cleared financial derivative instruments	(88)
Over the counter financial derivative instruments	(946)
Short sales	(4)
Foreign currency	(34)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,980)
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	4
Over the counter financial derivative instruments	590
Foreign currency assets and liabilities	(4)
Net amortization (accretion) on investments	(77)

Net Cash Provided by (Used for) Operating Activities	66,013

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	33,162
Payments on shares redeemed	(98,795)
Cash distributions paid*	(603)

Net Cash Received from (Used for) Financing Activities	(66,236)

Net Increase (Decrease) in Cash and Foreign Currency	(223)

Cash and Foreign Currency:

Beginning of period	1,590
End of period	$1,367

* Reinvestment of distributions	$6,505

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$111
Non Cash Payment in Kind	$63

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 97.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 13.6%

Altice Financing S.A.
4.807% (LIBOR03M + 2.750%) due 01/31/2026 «~	$3,439	$3,357

Altice France S.A.
5.715% (LIBOR03M + 3.688%) due 01/31/2026 ~	2,063	2,052

Ancestry.com Operations, Inc.
6.300% (LIBOR03M + 4.250%) due 08/27/2026 ~	1,895	1,885

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(i)	1,350	1,386

Brookfield Retail Holdings
4.544% (LIBOR03M + 2.500%) due 08/27/2025 ~	1,782	1,758

Caesars Entertainment Operating Co.
4.044% (LIBOR03M + 2.000%) due 10/06/2024 ~	1,305	1,306

Chobani LLC
5.544% (LIBOR03M + 3.500%) due 10/10/2023 ~	1,678	1,665

Citadel Securities LP
5.544% (LIBOR03M + 3.500%) due 02/27/2026 «~	597	598

CityCenter Holdings LLC
4.294% (LIBOR03M + 2.250%) due 04/18/2024 ~	2,779	2,789

CommScope, Inc.
5.294% (LIBOR03M + 3.250%) due 04/06/2026 ~	2,600	2,596

Core & Main LP
4.850% - 4.882% (LIBOR03M + 2.750%) due 08/01/2024 ~	2,500	2,487

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 ~	1,488	1,486

Diamond Resorts Corp.
5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	987	964

Diamond Sports Group LLC
5.300% (LIBOR03M + 3.250%) due 08/24/2026 ~	500	503

Envision Healthcare Corp.
5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,390	1,137

Intelsat Jackson Holdings S.A.
5.804% (LIBOR03M + 3.750%) due 11/27/2023 ~	5,600	5,617

MGM Resorts International
4.044% (LIBOR03M + 2.000%) due 12/21/2023 «~	800	800

MPH Acquisition Holdings LLC
4.854% (LIBOR03M + 2.750%) due 06/07/2023 ~	4,100	3,914

NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~	6,247	6,125

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	4,233	4,106

Parexel International Corp.
4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~	3,623	3,450

PG&E Corp.
1.125% due 12/31/2020 µ	633	637
4.320% (LIBOR03M + 2.250%) due 12/31/2020 ~µ	1,900	1,912

Sotera Health Holdings LLC
5.044% (LIBOR03M + 3.000%) due 05/15/2022 ~	1,895	1,876

Sprint Communications, Inc.
5.063% (LIBOR03M + 3.000%) due 02/02/2024 ~	1,191	1,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

Starfruit Finco BV
3.750% (EUR003M + 3.750%) due 10/01/2025 ~	EUR	200	$219
5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~		$299	293

USI, Inc.
5.104% (LIBOR03M + 3.000%) due 05/16/2024 ~		2,580	2,539

VFH Parent LLC
6.044% (LIBOR03M + 3.500%) due 03/01/2026 ~		2,417	2,424

XPO Logistics, Inc.
4.044% (LIBOR03M + 2.000%) due 02/24/2025 ~		700	704
4.541% (LIBOR03M + 2.500%) due 02/24/2025 ~		1,100	1,109

Total Loan Participations and Assignments (Cost $62,794)			62,884

CORPORATE BONDS & NOTES 61.4%

BANKING & FINANCE 33.7%

Alexandria Real Estate Equities, Inc.
2.750% due 12/15/2029		100	99

Ally Financial, Inc.
3.875% due 05/21/2024		1,000	1,037

American Homes 4 Rent LP
4.900% due 02/15/2029		2,100	2,388

American Tower Corp.
2.750% due 01/15/2027 (b)		200	200
3.800% due 08/15/2029		6,000	6,418

Aroundtown S.A.
5.375% due 03/21/2029		4,300	4,794

Banco do Brasil S.A.
4.875% due 04/19/2023		4,600	4,839

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(g)(h)		200	203

Banco Votorantim S.A.
4.000% due 09/24/2022		300	305

Bank of America Corp.
5.875% due 03/15/2028 •(g)		1,900	2,059

Barclays Bank PLC
7.625% due 11/21/2022 (h)		2,100	2,317

Barclays PLC
4.972% due 05/16/2029 •		1,200	1,318

Brandywine Operating Partnership LP
4.550% due 10/01/2029		1,400	1,519

Brixmor Operating Partnership LP
3.900% due 03/15/2027		2,200	2,309

Cantor Fitzgerald LP
6.500% due 06/17/2022		1,700	1,834

China Evergrande Group
6.250% due 06/28/2021		1,000	903

Country Garden Holdings Co. Ltd.
7.500% due 03/09/2020		4,000	4,062

CPI Property Group S.A.
4.750% due 03/08/2023		1,500	1,580

Credit Suisse AG
6.500% due 08/08/2023 (h)		900	1,004

Credit Suisse Group AG
3.869% due 01/12/2029 •		1,400	1,476
6.375% due 08/21/2026 •(g)(h)		400	415

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		4,100	4,518

Crown Castle International Corp.
3.100% due 11/15/2029		6,000	6,069

Deutsche Bank AG
4.250% due 10/14/2021		300	304

Digital Realty Trust LP
3.600% due 07/01/2029		3,600	3,751

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	194	208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

EPR Properties
3.750% due 08/15/2029		$6,275	$6,284

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,000	1,050

Ford Motor Credit Co. LLC
3.219% due 01/09/2022		2,000	1,999
3.550% due 10/07/2022		1,600	1,601

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		300	309
6.750% due 03/15/2022		2,075	2,174

Freedom Mortgage Corp.
8.125% due 11/15/2024		1,095	1,013

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,668

GLP Capital LP
4.000% due 01/15/2030		$1,900	1,919
5.250% due 06/01/2025		2,000	2,208

Hudson Pacific Properties LP
4.650% due 04/01/2029		3,200	3,533

Jefferies Finance LLC
6.250% due 06/03/2026		3,600	3,726
7.250% due 08/15/2024		700	701

Kilroy Realty LP
3.050% due 02/15/2030		2,235	2,194

Life Storage LP
4.000% due 06/15/2029		2,200	2,357

Lloyds Banking Group PLC
4.450% due 05/08/2025		4,600	4,955

MPT Operating Partnership LP
4.625% due 08/01/2029		1,100	1,135

Nationwide Building Society
4.363% due 08/01/2024 •		3,700	3,888

Navient Corp.
6.625% due 07/26/2021		3,425	3,605
8.000% due 03/25/2020		600	613

Oxford Finance LLC
6.375% due 12/15/2022		875	912

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		1,400	1,452
5.500% due 02/15/2024		225	243

Physicians Realty LP
4.300% due 03/15/2027		1,700	1,819

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		3,000	3,226

Royal Bank of Scotland Group PLC
4.269% due 03/22/2025 •		3,200	3,349
4.892% due 05/18/2029 •		2,100	2,312
5.076% due 01/27/2030 •		1,000	1,120

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		2,600	2,799

Service Properties Trust
4.350% due 10/01/2024		100	101

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		1,700	1,718

Spirit Realty LP
4.000% due 07/15/2029		2,700	2,829

Springleaf Finance Corp.
8.250% due 12/15/2020		1,000	1,065

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		500	503

Stearns Holdings LLC
9.375% due 08/15/2020 ^(d)		4,185	2,019

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	1,700	2,336

STORE Capital Corp.
4.625% due 03/15/2029		$3,200	3,522

Sunac China Holdings Ltd.
8.625% due 07/27/2020		900	920

UBS AG
5.125% due 05/15/2024 (h)		3,575	3,857

UBS Group Funding Switzerland AG
4.125% due 09/24/2025		2,900	3,136

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

Vanke Real Estate Hong Kong Co. Ltd.
3.682% (US0003M + 1.550%) due 05/25/2023 ~		$1,900	$1,910

VEREIT Operating Partnership LP
3.950% due 08/15/2027		1,800	1,902

VICI Properties LLC
8.000% due 10/15/2023		90	99

Washington Prime Group LP
6.450% due 08/15/2024		1,075	1,057

Weyerhaeuser Co.
7.375% due 03/15/2032		2,700	3,787

WP Carey, Inc.
3.850% due 07/15/2029		4,500	4,767

			155,621

INDUSTRIALS 21.4%

Altice France S.A.
7.375% due 05/01/2026		450	484
8.125% due 02/01/2027		1,200	1,328

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046		900	1,072

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026 (b)		1,500	1,513
4.875% due 11/01/2025		2,400	2,364

Bombardier, Inc.
7.500% due 12/01/2024		1,400	1,408

Broadcom, Inc.
4.250% due 04/15/2026		3,100	3,205

Charter Communications Operating LLC
4.200% due 03/15/2028		6,600	6,954

Cielo USA, Inc.
3.750% due 11/16/2022		900	903

Community Health Systems, Inc.
6.250% due 03/31/2023		500	499
8.625% due 01/15/2024		600	621

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)		1,620	705

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (c)		1,100	1,112

CSN Resources S.A.
6.500% due 07/21/2020		1,550	1,585

Daimler Finance North America LLC
3.750% due 11/05/2021		400	411

Delhi International Airport Ltd.
6.450% due 06/04/2029		1,900	2,027

Dell International LLC
6.020% due 06/15/2026		2,450	2,765

Diamond Sports Group LLC
6.625% due 08/15/2027		2,200	2,285

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		925	942

Eldorado Intl. Finance GmbH
8.625% due 06/16/2021		1,200	1,253

Expedia Group, Inc.
3.800% due 02/15/2028		2,200	2,305

Fairstone Financial, Inc.
7.875% due 07/15/2024		300	314

First Quantum Minerals Ltd.
7.250% due 04/01/2023		900	891

GMR Hyderabad International Airport Ltd.
4.250% due 10/27/2027		1,900	1,767

Health and Happiness International Holdings Ltd.
7.250% due 06/21/2021		1,580	1,604

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		3,800	4,022

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	500	566

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		200	223

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$500	508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		$760	$771
5.250% due 04/26/2026		3,000	3,060
5.625% due 07/17/2027		800	832

MGM China Holdings Ltd.
5.375% due 05/15/2024		1,600	1,664
5.875% due 05/15/2026		1,000	1,050

Micron Technology, Inc.
4.640% due 02/06/2024		100	106

NXP BV
3.875% due 06/18/2026		3,500	3,686

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		2,200	2,381

RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023		1,025	1,091

Sands China Ltd.
5.125% due 08/08/2025		4,600	5,062
5.400% due 08/08/2028		2,000	2,258

Standard Industries, Inc.
4.750% due 01/15/2028		4,500	4,668

Staples, Inc.
7.500% due 04/15/2026		700	723

Studio City Finance Ltd.
7.250% due 02/11/2024		200	211

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		25	23

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		1,400	1,285

Transocean Guardian Ltd.
5.875% due 01/15/2024		3,026	3,056

Triumph Group, Inc.
4.875% due 04/01/2021		2,900	2,906
6.250% due 09/15/2024		1,800	1,877

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (b)		600	600

Univision Communications, Inc.
5.125% due 02/15/2025		3,325	3,250

Virgin Media Secured Finance PLC
5.250% due 05/15/2029	GBP	3,500	4,628

Western Digital Corp.
4.750% due 02/15/2026		$2,100	2,166

Wynn Macau Ltd.
5.500% due 10/01/2027		3,080	3,126

Ziggo BV
5.500% due 01/15/2027		2,300	2,409

			98,525

UTILITIES 6.3%

AT&T, Inc.
4.100% due 02/15/2028		5,200	5,636

Azure Power Energy Ltd.
5.500% due 11/03/2022		1,100	1,115

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		2,000	2,221

Gazprom OAO Via Gaz Capital S.A.
5.150% due 02/11/2026		2,000	2,180

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		1,400	1,414

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022		4,300	4,493

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		3,854	3,786

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)(i)		1,100	1,012

ReNew Power Synthetic
6.670% due 03/12/2024		1,400	1,422

Rio Oil Finance Trust
8.200% due 04/06/2028		1,104	1,267
9.250% due 07/06/2024		1,103	1,235

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

Sprint Corp.
7.250% due 09/15/2021	$3,272	$3,500

		29,281

Total Corporate Bonds & Notes (Cost $281,083)		283,427

MUNICIPAL BONDS & NOTES 0.0%

NEW YORK 0.0%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	195	195

Total Municipal Bonds & Notes (Cost $183)		195

U.S. GOVERNMENT AGENCIES 0.1%

Freddie Mac
7.967% due 11/25/2055 «~	384	232

Total U.S. Government Agencies (Cost $248)		232

U.S. TREASURY OBLIGATIONS 10.8%

U.S. Treasury Bonds
3.000% due 02/15/2049	889	1,061

U.S. Treasury Inflation Protected Securities (f)
0.250% due 07/15/2029	4,714	4,768

U.S. Treasury Notes
1.625% due 08/15/2029	2,076	2,067
1.750% due 06/30/2022 (l)(n)	7,500	7,535
2.000% due 05/31/2024	16,160	16,487
2.375% due 02/29/2024	9,500	9,831
2.500% due 01/31/2024 (n)	7,800	8,104

Total U.S. Treasury Obligations (Cost $48,665)		49,853

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.5%

American Home Mortgage Investment Trust
3.781% due 11/25/2045 ^•	57	42

Banc of America Alternative Loan Trust
12.500% due 09/25/2035 ^•	719	911

Banc of America Funding Trust
4.026% due 09/20/2047 ^~	594	537
7.000% due 10/25/2037 ^	224	185

BCAP LLC Trust
2.238% due 05/25/2047 ^•	262	247
2.645% due 05/26/2035 •	16	16

Bear Stearns ALT-A Trust
3.643% due 04/25/2037 ~	480	421

Chase Mortgage Finance Trust
4.295% due 09/25/2036 ^~	127	122

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	69	73

Countrywide Alternative Loan Trust
2.208% due 07/25/2046 ^•	199	186
2.208% due 09/25/2046 ^•	567	540
2.234% due 09/20/2046 •	275	241
2.318% due 06/25/2035 ^•	520	407
2.328% due 11/25/2035 •	177	177
2.418% due 04/25/2035 ^•	457	390
3.318% due 10/25/2035 ^•	263	225
5.750% due 07/25/2035 ^	156	140
6.000% due 08/25/2036 ^•	345	306
6.000% due 05/25/2037 ^	852	623

Countrywide Home Loan Mortgage Pass-Through Trust
3.911% due 09/25/2037 ^~	601	579
5.750% due 07/25/2037 ^	168	142
6.000% due 10/25/2034	11	11

Credit Suisse Mortgage Capital Certificates
3.798% due 12/29/2037 ~	6,794	5,643

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	798	651

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.118% due 08/25/2037 ^•	684	574
2.168% due 02/25/2047 •	2,769	2,129

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

First Horizon Alternative Mortgage Securities Trust
3.918% due 08/25/2035 ^~	$175	$161
6.000% due 05/25/2036 ^	11	8

Impac Secured Assets Trust
2.168% due 11/25/2036 •	892	850

IndyMac Mortgage Loan Trust
2.268% due 02/25/2037 •	396	301
3.774% due 11/25/2035 ^~	425	404
4.015% due 05/25/2037 ^~	197	175
6.250% due 11/25/2037 ^	331	240

JPMorgan Alternative Loan Trust
3.835% due 11/25/2036 ^~	145	145

MASTR Adjustable Rate Mortgages Trust
5.050% due 11/25/2034 ~	316	325

Merrill Lynch Alternative Note Asset Trust
2.128% due 03/25/2037 •	2,278	953

Morgan Stanley Mortgage Loan Trust
3.629% due 11/25/2037 ~	440	394

Residential Accredit Loans, Inc. Trust
2.368% due 08/25/2035 ^•	824	698
4.585% due 07/25/2035 ~	44	43
4.763% due 12/26/2034 ^~	396	284
5.117% due 09/25/2035 ^~	24	21

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	29	28

WaMu Mortgage Pass-Through Certificates Trust
2.405% due 07/25/2047 ^•	102	86
3.675% due 12/25/2036 ^~	186	179

Total Non-Agency Mortgage-Backed Securities (Cost $18,317)		20,813

ASSET-BACKED SECURITIES 4.8%

ACE Securities Corp. Home Equity Loan Trust
2.568% due 12/25/2045 ^•	888	636

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.248% due 01/25/2036 •	568	539

Asset-Backed Funding Certificates Trust
3.018% due 06/25/2037 •	434	395
3.068% due 03/25/2034 ^•	911	856

Bear Stearns Asset-Backed Securities Trust
2.358% due 05/25/2036 ^•	629	609
2.368% due 12/25/2035 ^•	411	280
3.818% due 07/25/2034 •	538	539

Citigroup Mortgage Loan Trust
2.178% due 12/25/2036 •	1,338	930

Countrywide Asset-Backed Certificates, Inc.
4.418% due 01/25/2034 ^•	410	346

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

Credit-Based Asset Servicing & Securitization LLC
3.158% due 07/25/2036 •		$201	$201

GSAMP Trust
2.138% due 12/25/2036 •		538	317
2.248% due 12/25/2046 •		482	308

HSI Asset Securitization Corp. Trust
2.408% due 11/25/2035 •		1,549	1,530

Long Beach Mortgage Loan Trust
4.793% due 07/25/2033 •		202	209

MASTR Asset-Backed Securities Trust
2.128% due 08/25/2036 •		627	327
2.168% due 08/25/2036 •		1,419	748

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 01/25/2037 •		4,206	2,220
2.168% due 06/25/2036 •		236	204
2.168% due 10/25/2036 •		2,162	1,417
2.168% due 12/25/2036 •		124	77
2.248% due 09/25/2036 •		891	509

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ		1,348	773

New Century Home Equity Loan Trust
5.018% (US0001M + 3.000%) due 01/25/2033 ^~		107	98

People’s Financial Realty Mortgage Securities Trust
2.158% due 09/25/2036 •		4,039	1,561

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^þ		2,099	940

Residential Asset Mortgage Products Trust
2.478% due 12/25/2035 •		1,474	1,272

Residential Asset Securities Corp. Trust
2.898% due 08/25/2034 •		346	323

Securitized Asset-Backed Receivables LLC Trust
2.268% due 03/25/2036 •		1,549	1,109
2.268% due 05/25/2036 •		1,006	648

SG Mortgage Securities Trust
2.198% due 02/25/2036 •		1,293	851

Structured Asset Investment Loan Trust
3.143% due 01/25/2035 •		1,024	910
3.398% due 04/25/2033 •		35	36
3.593% due 01/25/2035 •		1,102	583
3.743% due 01/25/2035 ^•		791	117

Total Asset-Backed Securities (Cost $20,238)			22,418

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
3.750% due 12/31/2038 þ		1,800	722
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	180	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)
79.499% (ARLLMONP) due 06/21/2020 ~(a)	ARS	24,000	$181

Republic of South Africa Government International Bond
4.850% due 09/30/2029		$2,300	2,295

Total Sovereign Issues (Cost $3,838)			3,200

		SHARES
WARRANTS 0.0%

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024		34,977	72

Total Warrants (Cost $92)			72

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (j) 1.3%
			5,834

Total Short-Term Instruments (Cost $5,834)			5,834

Total Investments in Securities (Cost $441,292)			448,928

INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%

PIMCO Short-Term Floating NAV Portfolio III		2,514,562	24,877

Total Short-Term Instruments (Cost $24,849)			24,877

Total Investments in Affiliates (Cost $24,849)			24,877

Total Investments 102.6% (Cost $466,141)			$473,805

Financial Derivative Instruments (k)(m) (0.0)%
(Cost or Premiums, net $(736))			(17)

Other Assets and Liabilities, net (2.6)%			(12,297)

Net Assets 100.0%			$461,491

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$1,350	$1,386	0.30%
Oi S.A. (10.000% Cash or 12.000% PIK)	10.000	07/27/2025	04/01/2019	1,157	1,012	0.22
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	3,226	0.70

				$5,507	$5,624	1.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$1,915	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,954)	$1,915	$1,915
SBI	1.620	09/19/2019	10/03/2019	3,919	Deere & Co. 3.900% due 06/09/2042	(1,518)	3,919	3,921
					Target Corp. 3.900% due 11/15/2047	(1,278)
					Walmart, Inc. 4.050% due 06/29/2048	(1,213)

Total Repurchase Agreements						$(5,963)	$5,834	$5,836

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Corporate Bonds & Notes (0.8)%
Industrials (0.8)%
Deere & Co.	3.900%	06/09/2042	$1,300	$(1,432)	$(1,517)
Target Corp.	3.900	11/15/2047	1,100	(974)	(1,279)
Walmart, Inc.	4.050	06/29/2048	1,000	(952)	(1,213)

Total Corporate Bonds & Notes				(3,358)	(4,009)

U.S. Government Agencies (0.3)%
Fannie Mae UMBS, TBA	3.000	11/01/2049	1,200	(1,216)	(1,218)

Total Short Sales (1.1)%				$(4,574)	$(5,227)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$1,915	$0	$0	$0	$1,915	$(1,954)	$(39)
SBI	3,921	0	0	0	3,921	(4,009)	(88)

Master Securities Forward Transaction Agreement
FOB	0	0	0	(2,730)	(2,730)	0	(2,730)
SAL	0	0	0	(1,279)	(1,279)	0	(1,279)

Total Borrowings and Other Financing Transactions	$5,836	$0	$0	$(4,009)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $42 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(5,764) at a weighted average interest rate of 1.170%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	34	$	13	$1	$0	$(1)
U.S. Treasury 10-Year Note December Futures	12/2019	274		35,706	(358)	0	(21)

					$(357)	$0	$(22)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	24	$	(2,387)	$(26)	$14	$(1)
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	7		(15)	(4)	1	0
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	22		(20)	(1)	2	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	17		(2)	10	0	0
E-mini S&P 500 Index December Futures	12/2019	15		(2,234)	23	0	(11)
Euro STOXX 50 December Futures	12/2019	65		(2,519)	(35)	0	(27)
Euro-Bund 10-Year Bond December Futures	12/2019	3		(570)	(5)	0	0
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	114		(4)	6	2	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	34		(2)	2	0	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	7		(5)	5	0	0
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	22		(38)	7	1	(1)
U.S. Treasury 2-Year Note December Futures	12/2019	389		(83,830)	252	12	0

					$234	$32	$(40)

Total Futures Contracts					$(123)	$32	$(62)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Anheuser-Busch InBev	(1.000)%	Quarterly	12/20/2023	0.376%	EUR	3,300	$(69)	$(28)	$(97)	$0	$(1)
AutoZone, Inc.	(1.000)	Quarterly	06/20/2024	0.431	$	4,400	(118)	3	(115)	0	0
International Business Machines Corp.	(1.000)	Quarterly	12/20/2023	0.344		4,000	(46)	(63)	(109)	0	(1)
Kohl’s Corp.	(1.000)	Quarterly	12/20/2023	1.010		2,000	56	(56)	0	0	(1)
L Brands, Inc.	(1.000)	Quarterly	12/20/2023	2.425		2,100	163	(44)	119	0	(1)
Lowe’s Cos., Inc.	(1.000)	Quarterly	12/20/2023	0.256		1,900	(46)	(13)	(59)	0	0
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	12/20/2023	1.596		2,100	90	(41)	49	0	0
McDonald’s Corp.	(1.000)	Quarterly	06/20/2024	0.227		2,200	(79)	0	(79)	1	0
Southwest Airlines Co.	(1.000)	Quarterly	06/20/2023	0.288		3,000	(65)	(13)	(78)	1	0
Target Corp.	(1.000)	Quarterly	06/20/2023	0.205		3,000	(76)	(12)	(88)	2	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.793		4,300	5	(47)	(42)	1	0
Tyson Foods, Inc.	(1.000)	Quarterly	06/20/2024	0.422		4,400	(129)	12	(117)	0	0

							$(314)	$(302)	$(616)	$5	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
DISH DBS Corp.	5.000%	Quarterly	12/20/2022	2.232%	$	400	$23	$11	$34	$1	$0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		4,600	(73)	42	(31)	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		1,400	(24)	4	(20)	0	0

							$(74)	$57	$(17)	$1	$(4)

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
iTraxx Europe Main 28 5-Year Index	(1.000)%	Quarterly	12/20/2022	EUR 6,100	$ (188)	$33	$(155)	$0	$(2)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024	1,600	(41)	0	(41)	0	0

					$ (229)	$33	$(196)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.350%	Maturity	01/02/2023	BRL	17,200	$(1)	$41	$40	$1	$0
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2027		10,200	0	31	31	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2019	$	29,500	(136)	1	(135)	0	0
Pay	3-Month USD-LIBOR	3.107	Semi-Annual	09/16/2021		400	2	9	11	0	0
Pay	3-Month USD-LIBOR	3.120	Semi-Annual	09/17/2021		18,700	86	451	537	0	(3)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		9,100	(167)	(16)	(183)	7	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029	EUR	2,900	(193)	(14)	(207)	3	0
Receive(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		4,200	77	(61)	16	5	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	8,700	11	81	92	40	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		1,200	(32)	(20)	(52)	0	(5)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		2,300	56	(96)	(40)	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	292,500	(7)	(80)	(87)	6	0
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024	MXN	54,200	0	163	163	0	(5)
Pay	28-Day MXN-TIIE	7.850	Lunar	04/17/2024		75,900	1	204	205	0	(7)

							$(303)	$694	$391	$69	$(21)

Total Swap Agreements							$(920)	$482	$(438)	$75	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$32	$107	$139	$0	$(62)	$(31)	$(93)

(l)

Securities with an aggregate market value of $6,864 and cash of $873 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $32 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	MXN	7,618		$387	$2	$0
	10/2019		$3,660	GBP	2,970	0	(8)
	11/2019	GBP	2,970		$3,665	8	0
	01/2020		$381	MXN	7,618	0	(2)

BPS	10/2019	PEN	7,124		$2,116	3	0
	10/2019		$267	MXN	5,233	0	(3)
	10/2019		1,058	ZAR	15,111	0	(61)
	12/2019		1,313	IDR	18,928,800	9	0

BRC	10/2019		8,041	EUR	7,354	0	(25)
	11/2019	EUR	7,354		$8,060	25	0

CBK	10/2019	GBP	5,093		6,215	0	(47)
	10/2019		$606	EUR	549	0	(8)
	10/2019		1,117	GBP	902	0	(7)
	10/2019		2,127	PEN	7,124	0	(14)
	11/2019		872	COP	2,950,726	0	(26)
	11/2019		267	MXN	5,313	1	(1)
	11/2019		2,067	PEN	7,048	20	0
	12/2019	PEN	7,124		$2,121	14	0

GLM	10/2019	MXN	141		7	0	0
	10/2019		$130	MXN	2,526	0	(2)

HUS	10/2019	MXN	141		$7	0	0
	10/2019		$7	MXN	141	0	0
	12/2019		178	HKD	1,394	0	0

JPM	10/2019	BRL	9,330		$2,254	8	0
	10/2019		$2,240	BRL	9,330	5	0
	10/2019		1,506	GBP	1,221	0	(5)
	10/2019		889	TRY	5,101	10	0
	11/2019		2,249	BRL	9,330	0	(9)

MYI	10/2019	BRL	9,330		$2,240	0	(5)
	10/2019		$2,242	BRL	9,330	8	(5)

RYL	11/2019	MXN	2,385		$118	0	(2)

SCX	10/2019	EUR	7,903		8,770	157	0
	02/2020		$997	PLN	3,908	0	(21)

SOG	12/2019		1,858	RUB	125,692	61	0

UAG	10/2019	JPY	1,403,300		$13,039	60	0
	10/2019		$13,301	JPY	1,403,300	0	(323)
	11/2019		13,068		1,403,300	0	(61)

Total Forward Foreign Currency Contracts						$391	$(635)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940%	02/18/2020	9,450	$69	$267
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	1,200	58	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	600	28	0

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	1,800	83	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	600	29	0

Total Purchased Options							$267	$267

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	11/20/2019	1,300	$(2)	$0

BPS	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	1,500	(1)	0

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900%	11/20/2019	500	$(1)	$0
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	2,800	(2)	(1)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	1,700	(1)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	400	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	400	(1)	(1)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	700	(1)	0
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	2,800	(1)	(1)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	600	0	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	600	(1)	(1)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	2,800	(4)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	1,200	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	2,400	(3)	(2)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	2,200	(1)	(1)

CKL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	4,000	(3)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	4,000	(4)	(1)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	600	0	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	600	(1)	0

DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	1,300	(1)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	1,300	(1)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	800	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	800	(1)	(1)

DUB	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	1,500	(1)	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	800	(1)	0
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	2,800	(1)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	800	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	12/18/2019	1,800	(2)	(1)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	1,400	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	1,800	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	1,900	(2)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	2,000	(2)	0

JLN	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	5,400	(4)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	5,400	(6)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.800	11/20/2019	2,200	(3)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.850	11/20/2019	2,300	(4)	(1)

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	700	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	700	(1)	(1)

MYC	Call - OTC CDX.IG-3 5-Year Index	Buy	0.525	12/18/2019	1,900	(1)	(1)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	3,300	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	2,600	(3)	0
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	1,600	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	2,200	(2)	(1)

						$ (71)	$ (26)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	5,300	$(58)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	2,600	(28)	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020	900	(69)	(297)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	7,900	(83)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	2,600	(29)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	1,100	(26)	(51)

							$(293)	$(348)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	$98.469	11/06/2019	900	$(3)	$(3)
	Call - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	100.469	11/06/2019	900	(2)	(2)

					$(5)	$(5)

Total Written Options					$(369)	$(379)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.923%	$5,700	$64	$(84)	$0	$(20)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$100	$11	$5	$16	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	200	21	11	32	0

GST	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	100	14	0	14	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	400	47	18	65	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	900	112	33	145	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	12	4	16	0

						$217	$71	$288	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$11,100	$5	$20	$25	$0

Total Swap Agreements								$286	$7	$313	$(20)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$10	$267	$0	$277	$(10)	$(297)	$0	$(307)	$(30)	$0	$(30)
BPS	12	0	16	28	(64)	(3)	0	(67)	(39)	0	(39)
BRC	25	0	0	25	(25)	(2)	0	(27)	(2)	0	(2)
CBK	35	0	32	67	(103)	(3)	(20)	(126)	(59)	295	236
CKL	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
DBL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
DUB	0	0	0	0	0	0	0	0	0	(10)	(10)
FBF	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GLM	0	0	0	0	(2)	(51)	0	(53)	(53)	0	(53)
GST	0	0	79	79	0	0	0	0	79	0	79
JLN	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
JPM	23	0	170	193	(14)	(5)	0	(19)	174	(270)	(96)
MEI	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYC	0	0	16	16	0	(2)	0	(2)	14	0	14
MYI	8	0	0	8	(10)	0	0	(10)	(2)	0	(2)
RYL	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	157	0	0	157	(21)	0	0	(21)	136	0	136
SOG	61	0	0	61	0	0	0	0	61	0	61
UAG	60	0	0	60	(384)	0	0	(384)	(324)	278	(46)

Total Over the Counter	$391	$267	$313	$971	$(635)	$(379)	$(20)	$(1,034)

(n)

Securities with an aggregate market value of $573 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$32	$32
Swap Agreements	0	6	0	0	101	107

	$0	$6	$0	$0	$133	$139

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$391	$0	$391
Purchased Options	0	0	0	0	267	267
Swap Agreements	0	288	0	0	25	313

	$0	$288	$0	$391	$292	$971

	$0	$294	$0	$391	$425	$1,110

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$38	$0	$24	$62
Swap Agreements	0	10	0	0	21	31

	$0	$10	$38	$0	$45	$93

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$635	$0	$635
Written Options	0	26	0	0	353	379
Swap Agreements	0	20	0	0	0	20

	$0	$46	$0	$635	$353	$1,034

	$0	$56	$38	$635	$398	$1,127

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(342)	$0	$0	$(342)
Written Options	0	0	400	0	2	402
Futures	0	0	(405)	0	3,385	2,980
Swap Agreements	0	(51)	0	0	(2,568)	(2,619)

	$0	$(51)	$(347)	$0	$819	$421

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$331	$0	$331
Purchased Options	0	0	(865)	0	0	(865)
Written Options	0	55	881	10	160	1,106
Swap Agreements	0	16	0	0	19	35

	$0	$71	$16	$341	$179	$607

	$0	$20	$(331)	$341	$998	$1,028

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$328	$0	$0	$328
Written Options	0	0	(394)	0	0	(394)
Futures	0	0	80	0	(895)	(815)
Swap Agreements	0	(109)	0	0	(870)	(979)

	$0	$(109)	$14	$0	$(1,765)	$(1,860)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(312)	$0	$(312)
Purchased Options	0	0	837	(3)	(542)	292
Written Options	0	25	(873)	(7)	381	(474)
Swap Agreements	0	8	0	0	20	28

	$0	$33	$(36)	$(322)	$(141)	$(466)

	$0	$(76)	$(22)	$(322)	$(1,906)	$(2,326)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$56,743	$6,141	$62,884
Corporate Bonds & Notes
Banking & Finance	200	152,195	3,226	155,621
Industrials	0	98,525	0	98,525
Utilities	0	29,281	0	29,281
Municipal Bonds & Notes
New York	0	195	0	195
U.S. Government Agencies	0	0	232	232
U.S. Treasury Obligations	0	49,853	0	49,853
Non-Agency Mortgage-Backed Securities	0	20,813	0	20,813
Asset-Backed Securities	0	22,418	0	22,418
Sovereign Issues	0	3,200	0	3,200
Warrants
Utilities	72	0	0	72
Short-Term Instruments
Repurchase Agreements	0	5,834	0	5,834

	$272	$439,057	$9,599	$448,928

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,877	$0	$0	$24,877

Total Investments	$25,149	$439,057	$9,599	$473,805

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(4,009)	$0	$(4,009)
U.S. Government Agencies	0	(1,218)	0	(1,218)

	$0	$(5,227)	$0	$(5,227)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	32	75	0	107
Over the counter	0	971	0	971

	$32	$1,046	$0	$1,078

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(62)	(31)	0	(93)
Over the counter	0	(1,034)	0	(1,034)

	$(62)	$(1,065)	$0	$(1,127)

Total Financial Derivative Instruments	$(30)	$(19)	$0	$(49)

Totals	$25,119	$433,811	$9,599	$468,529

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$11,084	$2,259	$(2,973)	$19	$3	$166	$4,158	$(8,575)	$6,141	$20
Corporate Bonds & Notes Banking & Finance	2,935	0	0	0	0	291	0	0	3,226	291
U.S. Government Agencies	233	0	(2)	6	1	(6)	0	0	232	(6)

Totals	$14,252	$2,259	$(2,975)	$25	$4	$451	$4,158	$(8,575)	$9,599	$305

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,386	Proxy Pricing	Base Price	102.750
	4,755	Third Party Vendor	Broker Quote	97.625 - 100.125
Corporate Bonds & Notes Banking & Finance	3,226	Reference Instrument	Option Adjusted Spread	603.426 bps
U.S. Government Agencies	232	Proxy Pricing	Base Price	60.580

Total	$9,599

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO Diversified Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.2%

Aleris International, Inc.
6.794% (LIBOR03M + 4.750%) due 02/27/2023 ~		$2,419	$2,425

Altice France S.A.
6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,414	1,412

Altra Industrial Motion Corp.
4.044% (LIBOR03M + 2.000%) due 10/01/2025 ~		248	248

Altran Technologies S.A.
2.750% (EUR003M + 2.750%) due 03/20/2025 ~	EUR	734	804

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$2,100	2,099

API Group, Inc.
TBD% due 10/01/2026 «		400	402

Asurion LLC
5.044% (LIBOR03M + 3.000%) due 11/03/2024 ~		227	228
8.544% (LIBOR03M + 6.500%) due 08/04/2025 ~		80	81

Avaya, Inc.
6.278% - 6.430% (LIBOR03M + 4.250%) due 12/15/2024 ~		393	374

Avolon TLB Borrower (U.S.) LLC
3.794% (LIBOR03M + 1.750%) due 01/15/2025 ~		127	128

B.C. Unlimited Liability Co.
4.294% (LIBOR03M + 2.250%) due 02/16/2024 ~		94	95

Bausch Health Cos., Inc.
4.789% (LIBOR03M + 2.750%) due 11/27/2025 ~		26	26
5.039% (LIBOR03M + 3.000%) due 06/02/2025 ~		2,047	2,057

Beacon Roofing Supply, Inc.
4.294% (LIBOR03M + 2.250%) due 01/02/2025 ~		99	98

Blackstone CQP Holdco LP
5.656% (LIBOR03M + 3.500%) due 09/30/2024 ~		3,242	3,262

Caesars Entertainment Operating Co.
4.044% (LIBOR03M + 2.000%) due 10/06/2024 ~		326	327

Caesars Resort Collection LLC
4.794% (LIBOR03M + 2.750%) due 12/22/2024 ~		1,081	1,075

CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~		2,948	2,931

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		5,805	5,846

CityCenter Holdings LLC
4.294% (LIBOR03M + 2.250%) due 04/18/2024 ~		391	392

CommScope, Inc.
5.294% (LIBOR03M + 3.250%) due 04/06/2026 ~		480	479

Core & Main LP
4.850% - 4.882% (LIBOR03M + 2.750%) due 08/01/2024 ~		193	192

Crown Americas LLC
4.057% (LIBOR03M + 2.000%) due 04/03/2025 ~		54	54

CSC Holdings LLC
4.528% (LIBOR03M + 2.500%) due 01/25/2026 ~		198	198

Dell International LLC
4.050% (LIBOR03M + 2.000%) due 09/07/2023 ~		96	96

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delos Finance SARL
3.854% (LIBOR03M + 1.750%) due 10/06/2023 ~		$167	$167

Diamond Resorts Corp.
5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,455	1,420

Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)		5,000	4,688

Energizer Holdings, Inc.
4.375% (LIBOR03M + 2.250%) due 12/17/2025 ~		197	197

Envision Healthcare Corp.
5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,290	1,056

Financial & Risk U.S. Holdings, Inc.
5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~		5,707	5,745

Flying Fortress, Inc.
3.854% (LIBOR03M + 1.750%) due 10/30/2022 ~		73	74

Forest City Enterprises, L.P.
6.044% (LIBOR03M + 4.000%) due 12/07/2025 ~		328	330

FrontDoor, Inc.
4.563% (LIBOR03M + 2.500%) due 08/16/2025 «~		158	159

Gardner Denver, Inc.
4.794% (LIBOR03M + 2.750%) due 07/30/2024 ~		3,612	3,627

Gates Global LLC
4.794% (LIBOR03M + 2.750%) due 04/01/2024 ~		1,911	1,887

Global Medical Response, Inc.
6.294% (LIBOR03M + 4.250%) due 03/14/2025 ~		295	277

Golden Entertainment, Inc.
5.060% (LIBOR03M + 3.000%) due 10/21/2024 «~		386	388

Hilton Worldwide Finance LLC
3.768% (LIBOR03M + 1.750%) due 06/22/2026 ~		2,639	2,658

iHeartCommunications, Inc.
6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~		1,826	1,840

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 03/31/2024 ~	EUR	4,925	5,363

Intelsat Jackson Holdings S.A.
5.804% (LIBOR03M + 3.750%) due 11/27/2023 ~		$3,771	3,783

Kinetic Concepts, Inc.
7.250% (PRIME + 2.250%) due 02/02/2024 ~		293	294

MA FinanceCo. LLC
4.544% (LIBOR03M + 2.500%) due 06/21/2024 ~		107	106

Marriott Ownership Resorts, Inc.
4.294% (LIBOR03M + 2.250%) due 08/29/2025 ~		154	155

McAfee LLC
5.794% (LIBOR03M + 3.750%) due 09/30/2024 ~		291	292

MH Sub LLC
5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~		3,949	3,927

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		750	757

NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~		436	427

Nestle Skin Health
TBD% due 07/16/2026		754	758

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nexstar Broadcasting, Inc.
4.807% (LIBOR03M + 2.750%) due 09/18/2026 ~		$350	$352

Nielsen Finance LLC
4.042% (LIBOR03M + 2.000%) due 10/04/2023 ~		556	557

Parexel International Corp.
4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~		318	303

PG&E Corp.
1.125% due 12/31/2020 µ		1,163	1,170
4.320% (LIBOR03M + 2.250%) due 12/31/2020 ~µ		3,488	3,510

Post Holdings, Inc.
4.040% (LIBOR03M + 2.000%) due 05/24/2024 ~		202	203

Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~		7,500	7,494

RPI Finance Trust
4.044% (LIBOR03M + 2.000%) due 03/27/2023 ~		504	507

Seattle Spinco, Inc.
4.544% (LIBOR03M + 2.500%) due 06/21/2024 ~		744	736

Sprint Communications, Inc.
4.563% (LIBOR03M + 2.500%) due 02/02/2024 ~		14,235	14,150

Staples, Inc.
7.123% (LIBOR03M + 5.000%) due 04/16/2026 ~		2,570	2,536

Starfruit Finco BV
3.750% (EUR003M + 3.750%) due 10/01/2025 ~	EUR	800	875
5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~		$1,157	1,136

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~		18,500	18,454

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,600	1,618

TerraForm Power Operating LLC
4.044% (LIBOR03M + 2.000%) due 11/08/2022 «~		98	99

TEX Operations Co. LLC
4.044% (LIBOR03M + 2.000%) due 08/04/2023 ~		3,929	3,899

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		2,300	2,299

Tronox Finance LLC
4.794% - 4.854% (LIBOR03M + 2.750%) due 09/23/2024 ~		89	89

Verifone Systems, Inc.
6.136% (LIBOR03M + 4.000%) due 08/20/2025 ~		496	476

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		540	544

Total Loan Participations and Assignments (Cost $127,048)			126,711

CORPORATE BONDS & NOTES 35.5%

BANKING & FINANCE 16.3%

ABN AMRO Bank NV
2.450% due 06/04/2020		200	200

AerCap Ireland Capital DAC
3.650% due 07/21/2027		12,980	13,237
4.450% due 04/03/2026		550	588
4.625% due 10/30/2020		3,955	4,049
4.875% due 01/16/2024		300	324
5.000% due 10/01/2021		1,300	1,367

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~		$900	$491

Air Lease Corp.
2.500% due 03/01/2021		30	30

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	123	139

Allied Universal Holdco LLC
6.625% due 07/15/2026		$668	707

Ally Financial, Inc.
3.750% due 11/18/2019		1,070	1,072
3.875% due 05/21/2024		1,220	1,266
4.125% due 03/30/2020		5,930	5,982
4.250% due 04/15/2021		830	851
8.000% due 03/15/2020		1,990	2,037
8.000% due 11/01/2031		6,094	8,455

Ambac LSNI LLC
7.104% due 02/12/2023 •		3,768	3,815

American Homes 4 Rent LP
4.250% due 02/15/2028		890	961
4.900% due 02/15/2029		1,720	1,956

American International Group, Inc.
5.750% due 04/01/2048 •		700	750
6.250% due 05/01/2036		5,600	7,331

American Tower Corp.
2.750% due 01/15/2027 (b)		1,650	1,647
2.950% due 01/15/2025		1,195	1,222
3.300% due 02/15/2021		100	101
3.375% due 10/15/2026		250	261
3.700% due 10/15/2049 (b)		800	798
3.800% due 08/15/2029		1,895	2,027

Athene Holding Ltd.
4.125% due 01/12/2028		400	412

Axis Bank Ltd.
3.250% due 05/21/2020		300	301

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	400	445
8.875% due 04/14/2021 •(h)(i)		200	241

Banco BTG Pactual S.A.
4.000% due 01/16/2020		$4,500	4,511
5.500% due 01/31/2023		500	523

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,400	1,605

Banco do Brasil S.A.
4.875% due 04/19/2023		$5,500	5,786

Bank of America Corp.
2.917% (US0003M + 0.790%) due 03/05/2024 ~		140	140
3.705% due 04/24/2028 •		8,900	9,486

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	4,000	4,539

Banque PSA Finance S.A.
5.750% due 04/04/2021		$1,447	1,516

Barclays Bank PLC
7.625% due 11/21/2022 (i)		19,267	21,256

Barclays PLC
2.375% due 10/06/2023 •	GBP	100	124
3.250% due 02/12/2027		300	385
3.250% due 01/17/2033		900	1,122
7.125% due 06/15/2025 •(h)(i)		3,500	4,569
7.250% due 03/15/2023 •(h)(i)		400	519
7.750% due 09/15/2023 •(h)(i)		$600	625
8.000% due 12/15/2020 •(h)(i)	EUR	1,200	1,401
8.000% due 06/15/2024 •(h)(i)		$3,000	3,193

BNP Paribas S.A.
3.375% due 01/09/2025		1,000	1,035
4.400% due 08/14/2028		1,200	1,326
4.705% due 01/10/2025 •		500	541
7.000% due 08/16/2028 •(h)(i)		400	441

BOC Aviation Ltd.
2.375% due 09/15/2021		200	198
2.750% due 09/18/2022		1,600	1,601
3.500% due 01/31/2023		200	204

Brighthouse Financial, Inc.
3.700% due 06/22/2027		500	495
4.700% due 06/22/2047		514	460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)		$400	$393

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~		925	923
4.125% due 05/15/2029		190	203

Brookfield Finance, Inc.
3.900% due 01/25/2028		400	420
4.700% due 09/20/2047		600	659

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,510	1,584

Cantor Fitzgerald LP
7.875% due 10/15/2019		12,100	12,124

Charles Schwab Corp.
5.000% due 12/01/2027 •(h)		4,000	4,076

CIT Group, Inc.
4.125% due 03/09/2021		240	245
4.750% due 02/16/2024		1,000	1,059
5.000% due 08/15/2022		9,612	10,207
5.000% due 08/01/2023		8,895	9,507

Citibank N.A.
3.650% due 01/23/2024		1,500	1,590

Citigroup, Inc.
3.142% due 01/24/2023 •		300	306
3.236% (US0003M + 0.960%) due 04/25/2022 ~		400	404
3.568% (US0003M + 1.430%) due 09/01/2023 ~		600	611

CNO Financial Group, Inc.
5.250% due 05/30/2025		687	741
5.250% due 05/30/2029		2,780	3,051

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	300	337

Credit Agricole S.A.
3.750% due 04/24/2023		$250	261
7.500% due 06/23/2026 •(h)(i)	GBP	200	290
8.375% due 10/13/2019 •(h)		$6,430	6,472

Credit Suisse AG
6.500% due 08/08/2023 (i)		11,600	12,946

Credit Suisse Group AG
2.593% due 09/11/2025 •		2,750	2,726
2.997% due 12/14/2023 •		500	505
3.372% (US0003M + 1.240%) due 06/12/2024 ~		600	604
3.869% due 01/12/2029 •		500	527
4.207% due 06/12/2024 •		1,000	1,054
6.375% due 08/21/2026 •(h)(i)		250	259
7.250% due 09/12/2025 •(h)(i)		500	535
7.500% due 07/17/2023 •(h)(i)		690	738
7.500% due 12/11/2023 •(h)(i)		900	997

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		250	261

Crown Castle International Corp.
3.100% due 11/15/2029		910	920
3.200% due 09/01/2024		334	344
3.650% due 09/01/2027		1,464	1,552
4.000% due 03/01/2027		199	215
4.000% due 11/15/2049		500	529

CyrusOne LP
5.000% due 03/15/2024		60	62

Deutsche Bank AG
4.250% due 10/14/2021		24,800	25,165

Discover Bank
2.450% due 09/12/2024		1,200	1,198
3.350% due 02/06/2023		300	309
4.650% due 09/13/2028		1,100	1,226

Doctors Co.
6.500% due 10/15/2023		10,425	11,205

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		8,670	8,817

Dresdner Funding Trust
8.151% due 06/30/2031		870	1,177

E*TRADE Financial Corp.
2.950% due 08/24/2022		138	140
3.800% due 08/24/2027		2,906	3,035

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	9,032	$9,684

EPR Properties
3.750% due 08/15/2029		$780	781

Equinix, Inc.
2.875% due 02/01/2026	EUR	2,000	2,275

ERP Operating LP
3.250% due 08/01/2027		$138	145
4.000% due 08/01/2047		78	88

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	1,400	1,749

ESH Hospitality, Inc.
4.625% due 10/01/2027		$1,200	1,206

Fastighets AB Balder
1.125% due 03/14/2022	EUR	200	223

Ford Motor Credit Co. LLC
3.099% (US0003M + 0.810%) due 04/05/2021 ~		$900	890
3.367% (US0003M + 1.080%) due 08/03/2022 ~		200	196
3.374% (US0003M + 1.270%) due 03/28/2022 ~		200	197
3.550% due 10/07/2022		3,300	3,302
4.853% (US0003M + 2.550%) due 01/07/2021 ~		200	203

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		3,394	3,496
6.750% due 03/15/2022		6,790	7,113

Freedom Mortgage Corp.
8.125% due 11/15/2024		50	46
10.750% due 04/01/2024		690	681

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		1,000	1,051

GE Capital UK Funding Unlimited Co.
5.875% due 11/04/2020	GBP	10	13

General Motors Financial Co., Inc.
3.161% (US0003M + 0.850%) due 04/09/2021 ~		$75	75
3.414% (US0003M + 1.310%) due 06/30/2022 ~		100	100

GLP Capital LP
5.250% due 06/01/2025		1,002	1,106
5.750% due 06/01/2028		730	833

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		5,000	5,059
3.283% (US0003M + 1.000%) due 07/24/2023 ~		100	100

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,100	1,143

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		370	382

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	856

HCP, Inc.
3.250% due 07/15/2026		160	165

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	589

Howard Hughes Corp.
5.375% due 03/15/2025		965	1,013

HSBC Holdings PLC
2.782% (US0003M + 0.650%) due 09/11/2021 ~		3,400	3,405
3.262% due 03/13/2023 •		1,130	1,150
3.512% (US0003M + 1.380%) due 09/12/2026 ~		1,700	1,715
3.973% due 05/22/2030 •		1,140	1,218
4.041% due 03/13/2028 •		1,020	1,084
4.292% due 09/12/2026 •		1,000	1,074
4.583% due 06/19/2029 •		200	222
5.875% due 09/28/2026 •(h)(i)	GBP	2,500	3,255
6.000% due 09/29/2023 •(h)(i)	EUR	1,500	1,863
6.250% due 03/23/2023 •(h)(i)		$200	207
6.500% due 03/23/2028 •(h)(i)		2,400	2,512

Hudson Pacific Properties LP
3.250% due 01/15/2030 (b)		470	465
3.950% due 11/01/2027		323	339

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Industrial & Commercial Bank of China Ltd.
2.937% (US0003M + 0.750%) due 11/08/2020 ~		$1,000	$1,001
3.538% due 11/08/2027		400	420

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		2,800	2,822

International Lease Finance Corp.
4.625% due 04/15/2021		150	155
8.250% due 12/15/2020		980	1,049
8.625% due 01/15/2022		500	568

Intesa Sanpaolo SpA
6.500% due 02/24/2021		12,725	13,369

Jefferies Finance LLC
6.250% due 06/03/2026		3,820	3,954
7.250% due 08/15/2024		7,280	7,289

JPMorgan Chase & Co.
3.149% (US0003M + 0.890%) due 07/23/2024 ~		722	725
3.509% due 01/23/2029 •		10,000	10,578
3.797% due 07/23/2024 •		1,990	2,101
5.000% due 08/01/2024 •(h)		2,350	2,418

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		800	804

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	23,238	2,026

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	200	254

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$861	888

KSA Sukuk Ltd.
2.894% due 04/20/2022		4,600	4,671

Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024	EUR	260	301

Life Storage LP
3.875% due 12/15/2027		$100	106
4.000% due 06/15/2029		130	139

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		200	221

Lloyds Bank PLC
2.250% due 08/14/2022		3,420	3,418
2.400% due 03/17/2020		200	200
7.500% due 04/02/2032 þ		3,200	2,653

Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	100	126
2.858% due 03/17/2023 •		$3,300	3,312
2.959% (US0003M + 0.800%) due 06/21/2021 ~		1,410	1,414
4.050% due 08/16/2023		1,700	1,788
4.375% due 03/22/2028		200	217
4.450% due 05/08/2025		300	323
4.550% due 08/16/2028		1,000	1,101
6.375% due 06/27/2020 •(h)(i)	EUR	1,100	1,236
7.500% due 09/27/2025 •(h)(i)		$2,400	2,561
7.625% due 06/27/2023 •(h)(i)	GBP	1,200	1,609

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$854	844

MGM Growth Properties Operating Partnership LP
5.750% due 02/01/2027		770	866

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		1,870	1,886
3.455% due 03/02/2023		1,646	1,705

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019		200	200

Mizuho Bank Ltd.
2.400% due 03/26/2020		200	200

Mizuho Financial Group, Inc.
2.869% due 09/13/2030 •		1,000	998

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~		3,300	3,303

MPT Operating Partnership LP
4.625% due 08/01/2029		1,450	1,496

Nationstar Mortgage LLC
6.500% due 07/01/2021		400	402

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
2.350% due 01/21/2020		$200	$200
3.766% due 03/08/2024 •		800	822
3.960% due 07/18/2030 •		2,400	2,510
4.363% due 08/01/2024 •		1,700	1,786

Navient Corp.
5.000% due 10/26/2020		100	102
5.625% due 01/25/2025		100	93
5.875% due 03/25/2021		4,975	5,186
6.150% due 03/10/2021		400	397
6.625% due 07/26/2021		1,340	1,410
8.000% due 03/25/2020		18,645	19,065

Newmark Group, Inc.
6.125% due 11/15/2023		1,330	1,444

Nordea Bank Abp
4.875% due 01/27/2020		100	101

Oman Sovereign Sukuk SAOC
5.932% due 10/31/2025		1,200	1,287

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	738
4.950% due 04/01/2024		1,900	2,038

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		330	341

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		586	592
5.250% due 08/15/2022		7,514	7,938

Physicians Realty LP
4.300% due 03/15/2027		3,000	3,210

Piper Jaffray Cos.
4.740% due 10/15/2021 «(b)(j)		600	602
5.200% due 10/15/2023 «(b)(j)		2,100	2,108

Quicken Loans, Inc.
5.250% due 01/15/2028		2,755	2,853

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	7,000	8,176
3.498% due 05/15/2023 •		$1,858	1,884
3.628% (US0003M + 1.470%) due 05/15/2023 ~		2,578	2,582
7.648% due 09/30/2031 •(h)		1,750	2,424
8.625% due 08/15/2021 •(h)(i)		21,600	23,184

Sabra Health Care LP
3.900% due 10/15/2029 (b)		150	148

Santander Holdings USA, Inc.
3.400% due 01/18/2023		300	307
3.700% due 03/28/2022		5,000	5,127

Santander UK Group Holdings PLC
0.440% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	500	541
3.373% due 01/05/2024 •		$200	203
3.823% due 11/03/2028 •		200	206
6.750% due 06/24/2024 •(h)(i)	GBP	600	772
7.375% due 06/24/2022 •(h)(i)		4,050	5,276

Santander UK PLC
2.758% (US0003M + 0.620%) due 06/01/2021 ~		$500	501
2.875% due 06/18/2024		2,000	2,032
3.400% due 06/01/2021		1,500	1,526
5.000% due 11/07/2023		425	452

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		200	210
5.250% due 05/23/2023 (i)		300	317
5.717% due 06/16/2021		14,050	14,762

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		4,100	4,143

SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,850

SLM Corp.
5.125% due 04/05/2022		620	637

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		300	312
4.125% due 07/15/2023		200	210

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)		3,100	3,161

Spirit Realty LP
3.200% due 01/15/2027		500	497
3.400% due 01/15/2030		500	497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Finance Corp.
5.625% due 03/15/2023		$4,000	$4,280
6.125% due 05/15/2022		2,141	2,302
6.125% due 03/15/2024		5,540	5,976
6.875% due 03/15/2025		420	464
7.125% due 03/15/2026		1,520	1,689
7.750% due 10/01/2021		4,565	4,982
8.250% due 12/15/2020		1,365	1,454

Standard Chartered PLC
4.305% due 05/21/2030 •		2,600	2,802

Starwood Property Trust, Inc.
5.000% due 12/15/2021		92	96

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	3,247	4,461

Synchrony Financial
3.700% due 08/04/2026		$110	112

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	96	150
5.801% due 10/13/2040		205	331
6.052% due 10/13/2039		7,658	12,358

TP ICAP PLC
5.250% due 05/29/2026		4,900	6,379

Trust F
4.869% due 01/15/2030		$1,060	1,091
6.390% due 01/15/2050		2,500	2,669
6.950% due 01/30/2044		1,400	1,633

UBS AG
5.125% due 05/15/2024 (i)		200	216
7.625% due 08/17/2022 (i)		19,500	22,017

UniCredit SpA
6.203% (US0003M + 3.900%) due 01/14/2022 ~		2,250	2,358
6.572% due 01/14/2022		1,700	1,824
7.830% due 12/04/2023		550	645

VEREIT Operating Partnership LP
3.950% due 08/15/2027		238	251

Washington Prime Group LP
6.450% due 08/15/2024		2,600	2,555

Wells Fargo & Co.
3.000% due 04/22/2026		60	62
3.550% due 09/29/2025		400	424

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		1,220	1,217
3.550% due 08/14/2023		1,500	1,577

Welltower, Inc.
3.950% due 09/01/2023		245	260
4.250% due 04/15/2028		325	357

Weyerhaeuser Co.
6.950% due 10/01/2027		433	554

			647,465

INDUSTRIALS 14.8%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		1,000	1,265

Air Canada Pass-Through Trust
3.600% due 09/15/2028		612	641

Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	546

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	507
3.550% due 10/01/2027		600	612

Allergan Sales LLC
5.000% due 12/15/2021		50	53

ALROSA Finance S.A.
4.650% due 04/09/2024		2,200	2,307
7.750% due 11/03/2020		4,179	4,415

Altice Financing S.A.
7.500% due 05/15/2026		9,000	9,585

Altice France S.A.
5.500% due 01/15/2028		1,000	1,014
5.625% due 05/15/2024	EUR	240	270
6.250% due 05/15/2024		$4,787	4,958
7.375% due 05/01/2026		11,410	12,277
8.125% due 02/01/2027		700	774

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	3,748	$4,172
7.750% due 05/15/2022		$389	398
8.000% due 05/15/2027	EUR	600	720
10.500% due 05/15/2027		$750	847

Amazon.com, Inc.
2.800% due 08/22/2024		260	271
3.150% due 08/22/2027		740	787
3.875% due 08/22/2037		780	898
4.050% due 08/22/2047		1,710	2,061
4.250% due 08/22/2057		880	1,097

American Airlines Pass-Through Trust
3.150% due 08/15/2033		300	308
3.350% due 04/15/2031		236	244
3.600% due 04/15/2031		170	175
3.650% due 02/15/2029		351	374

American Builders & Contractors Supply Co., Inc.
5.875% due 05/15/2026		88	93

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	583
4.600% due 04/15/2048		440	508
4.750% due 01/23/2029		1,620	1,888
4.750% due 04/15/2058		720	840

Apple, Inc.
2.950% due 09/11/2049		3,830	3,760

Ardagh Packaging Finance PLC
5.250% due 08/15/2027		300	304

Arrow Electronics, Inc.
3.250% due 09/08/2024		300	305

Ashtead Capital, Inc.
5.250% due 08/01/2026		300	320

AutoNation, Inc.
3.350% due 01/15/2021		130	131
5.500% due 02/01/2020		80	81

Avon International Capital PLC
6.500% due 08/15/2022		620	644

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		1,056	1,089

BAT Capital Corp.
2.764% due 08/15/2022		330	333
2.765% due 08/14/2020 •		430	431
3.038% (US0003M + 0.880%) due 08/15/2022 ~		330	332
3.222% due 08/15/2024		1,924	1,949
3.557% due 08/15/2027		1,074	1,081
4.390% due 08/15/2037		770	749
4.540% due 08/15/2047		766	737

Bausch Health Americas, Inc.
8.500% due 01/31/2027		270	304

Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	2,300	2,540
5.500% due 11/01/2025		$500	525
6.500% due 03/15/2022		450	466
7.000% due 03/15/2024		867	913
7.000% due 01/15/2028		200	216
9.000% due 12/15/2025		400	450

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~		500	500
3.500% due 06/25/2021		200	204
4.250% due 12/15/2025		700	748
4.375% due 12/15/2028		800	865

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		2,016	1,950

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		74	73

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		1,200	838

Boral Finance Pty. Ltd.
3.750% due 05/01/2028		100	102

Boyd Gaming Corp.
6.000% due 08/15/2026		170	180

Braskem Finance Ltd.
5.750% due 04/15/2021		200	208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Braskem Netherlands Finance BV
3.500% due 01/10/2023	$1,200	$1,202
4.500% due 01/10/2028	4,600	4,623

Bristol-Myers Squibb Co.
2.548% (US0003M + 0.380%) due 05/16/2022 ~	205	205
2.900% due 07/26/2024	860	888
3.200% due 06/15/2026	860	902
3.400% due 07/26/2029	860	920
4.125% due 06/15/2039	340	386

Broadcom Corp.
3.000% due 01/15/2022	974	984
3.625% due 01/15/2024	425	435
3.875% due 01/15/2027	329	331

Broadcom, Inc.
3.125% due 04/15/2021	1,660	1,676
4.750% due 04/15/2029	1,660	1,756

Builders FirstSource, Inc.
6.750% due 06/01/2027	200	216

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	100	104

CDK Global, Inc.
5.250% due 05/15/2029	920	953

Celgene Corp.
3.250% due 08/15/2022	150	155

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	200	221

Charter Communications Operating LLC
3.579% due 07/23/2020	288	291
3.903% (US0003M + 1.650%) due 02/01/2024 ~	3,604	3,696
4.908% due 07/23/2025	4,200	4,619
5.125% due 07/01/2049	4,110	4,396
5.375% due 04/01/2038	400	448
5.375% due 05/01/2047	100	109
6.484% due 10/23/2045	1,000	1,220

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025	3,900	4,348
7.000% due 06/30/2024	200	230

Cimarex Energy Co.
3.900% due 05/15/2027	238	243

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	1,285	1,415

CNPC General Capital Ltd.
2.700% due 11/25/2019	200	200

CommScope Technologies LLC
5.000% due 03/15/2027	12	10

CommScope, Inc.
5.500% due 03/01/2024	682	705
6.000% due 03/01/2026	583	606
8.250% due 03/01/2027	955	933

Community Health Systems, Inc.
5.125% due 08/01/2021	550	551
6.250% due 03/31/2023	1,747	1,742
8.000% due 03/15/2026	2,490	2,490

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~	157	157
3.800% due 10/22/2021	235	243
4.300% due 05/01/2024	628	674

Constellation Brands, Inc.
4.100% due 02/15/2048	880	946

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)	1,207	525

CSC Holdings LLC
5.375% due 02/01/2028	500	528
6.500% due 02/01/2029	1,400	1,559

CSN Resources S.A.
7.625% due 02/13/2023	1,200	1,255

CVS Health Corp.
4.100% due 03/25/2025	1,400	1,496
4.300% due 03/25/2028	1,900	2,057
4.780% due 03/25/2038	430	475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Pass-Through Trust
5.773% due 01/10/2033		$298	$341
5.926% due 01/10/2034		31	37
6.036% due 12/10/2028		87	98
6.943% due 01/10/2030		7,874	9,306
7.507% due 01/10/2032		5,402	6,674
8.353% due 07/10/2031		1,180	1,513

D.R. Horton, Inc.
4.000% due 02/15/2020		10	10

DAE Funding LLC
4.000% due 08/01/2020		20,195	20,372
5.250% due 11/15/2021		4,603	4,799
5.750% due 11/15/2023		1,796	1,892

Daimler Finance North America LLC
3.400% due 02/22/2022		3,850	3,940

Delhi International Airport Ltd.
6.450% due 06/04/2029		900	960

Dell International LLC
4.900% due 10/01/2026		2,440	2,616
5.300% due 10/01/2029		830	904
6.020% due 06/15/2026		3,000	3,386

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		28	29
7.750% due 06/17/2021		177	179

Diamond Offshore Drilling, Inc.
7.875% due 08/15/2025		2,127	1,680

Diamond Resorts International, Inc.
7.750% due 09/01/2023		3,072	3,176
10.750% due 09/01/2024		3,000	3,105

Diamond Sports Group LLC
5.375% due 08/15/2026		3,000	3,120
6.625% due 08/15/2027		1,500	1,558

DISH DBS Corp.
5.875% due 07/15/2022		1,300	1,357

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		1,730	1,738

DP World PLC
2.375% due 09/25/2026	EUR	1,100	1,299
4.250% due 09/25/2030	GBP	500	679

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		$2,050	2,087

Dun & Bradstreet Corp.
6.875% due 08/15/2026		1,840	2,009

DXC Technology Co.
4.250% due 04/15/2024		247	259

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)		560	566

Eagle Intermediate Global Holding BV
5.375% due 05/01/2023	EUR	200	195
7.500% due 05/01/2025		$300	271

Ecopetrol S.A.
7.375% due 09/18/2043		3,130	4,194

Edwards Lifesciences Corp.
4.300% due 06/15/2028		321	362

Elanco Animal Health, Inc.
4.900% due 08/28/2028		540	590

EMC Corp.
2.650% due 06/01/2020		1,715	1,716
3.375% due 06/01/2023		3,000	3,008

Energizer Holdings, Inc.
6.375% due 07/15/2026		253	272
7.750% due 01/15/2027		370	413

Energy Transfer Operating LP
5.250% due 04/15/2029		200	226
6.125% due 12/15/2045		1,600	1,879

Energy Ventures Gom LLC
11.000% due 02/15/2023		1,202	1,214

Entegris, Inc.
4.625% due 02/10/2026		200	208

Enterprise Products Operating LLC
3.125% due 07/31/2029		660	676
4.200% due 01/31/2050		200	215

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EQT Corp.
3.000% due 10/01/2022		$300	$289
3.900% due 10/01/2027		500	434

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		415	415
3.600% due 08/15/2021		170	173

Expedia Group, Inc.
3.250% due 02/15/2030		600	600

F-Brasile SpA
7.375% due 08/15/2026		600	627

FAGE International S.A.
5.625% due 08/15/2026		1,000	902

Fair Isaac Corp.
5.250% due 05/15/2026		170	182

Fairstone Financial, Inc.
7.875% due 07/15/2024		1,560	1,634

Fiserv, Inc.
2.750% due 07/01/2024		1,570	1,599
3.200% due 07/01/2026		200	208
3.500% due 07/01/2029		1,200	1,265
4.400% due 07/01/2049		500	564

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		520	519
4.000% due 09/21/2023		805	851

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		500	502

General Electric Co.
5.000% due 01/21/2021 •(h)		1,298	1,233

Gerdau Trade, Inc.
4.875% due 10/24/2027		1,500	1,581

Global Payments, Inc.
2.650% due 02/15/2025		210	211
3.200% due 08/15/2029		230	233

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		290	306

goeasy Ltd.
7.875% due 11/01/2022		890	928

Hanesbrands, Inc.
4.875% due 05/15/2026		3,000	3,184

HCA, Inc.
4.500% due 02/15/2027		3,360	3,609
4.750% due 05/01/2023		2,100	2,251
5.375% due 09/01/2026		576	634
5.625% due 09/01/2028		1,159	1,294

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		4,400	4,631

Hilton Worldwide Finance LLC
4.625% due 04/01/2025		957	988
4.875% due 04/01/2027		532	564

Hyundai Capital America
2.945% due 09/18/2020 •		1,100	1,102

iHeartCommunications, Inc.
6.375% due 05/01/2026		529	574
8.375% due 05/01/2027		959	1,041

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	2,200	2,489

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,200	1,338

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,000	1,015

IHS Markit Ltd.
3.625% due 05/01/2024		170	176
4.000% due 03/01/2026		300	317
4.250% due 05/01/2029		400	431
4.750% due 02/15/2025		2,055	2,235
4.750% due 08/01/2028		325	363
5.000% due 11/01/2022		2,106	2,246

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023		1,000	1,101
6.530% due 11/15/2028		300	367

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		215	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		$4,655	$4,700

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		200	202
3.750% due 10/01/2021		200	205

IQVIA, Inc.
3.250% due 03/15/2025	EUR	400	448
5.000% due 05/15/2027		$1,000	1,050

Jeld-Wen, Inc.
4.625% due 12/15/2025		100	101

KazMunayGas National Co. JSC
4.400% due 04/30/2023		5,000	5,266

Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	13,917
7.800% due 08/01/2031		2,300	3,124

Kraft Heinz Foods Co.
4.875% due 02/15/2025		547	563

LABL Escrow Issuer LLC
6.750% due 07/15/2026		80	83

Las Vegas Sands Corp.
3.200% due 08/08/2024		860	877
3.500% due 08/18/2026		1,800	1,831
3.900% due 08/08/2029		900	923

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		3,367	3,381

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028 (b)		140	142
6.500% due 09/15/2026		385	417

Marvell Technology Group Ltd.
4.200% due 06/22/2023		331	347
4.875% due 06/22/2028		333	370

Masco Corp.
4.500% due 05/15/2047		470	478

Matador Resources Co.
5.875% due 09/15/2026		150	151

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		900	913
5.250% due 04/26/2026		1,700	1,734
5.625% due 07/17/2027		1,430	1,488

MGM China Holdings Ltd.
5.375% due 05/15/2024		1,650	1,716
5.875% due 05/15/2026		1,800	1,890

MGM Resorts International
5.250% due 03/31/2020		5,000	5,069
5.500% due 04/15/2027		1,370	1,505
6.625% due 12/15/2021		90	98
6.750% due 10/01/2020		148	154
7.750% due 03/15/2022		300	336

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,418

MMK International Capital DAC
4.375% due 06/13/2024		$3,300	3,457

MPLX LP
3.375% due 03/15/2023		80	82
3.500% due 12/01/2022		200	206
4.250% due 12/01/2027		100	106

MTS Systems Corp.
5.750% due 08/15/2027		380	396

Mylan, Inc.
3.125% due 01/15/2023		540	546

Nabors Industries, Inc.
5.000% due 09/15/2020		82	81

Netflix, Inc.
3.625% due 05/15/2027	EUR	5,050	5,851
3.875% due 11/15/2029		2,000	2,318
5.375% due 11/15/2029		$780	813
5.500% due 02/15/2022		300	318
5.875% due 11/15/2028		3,800	4,137

New Albertson’s LP
6.570% due 02/23/2028		800	702

Nexstar Escrow, Inc.
5.625% due 07/15/2027		450	472

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		68	67
5.500% due 10/01/2021		12,300	12,377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Noble Holding International Ltd.
7.875% due 02/01/2026	$3,496	$2,535

Nokia Oyj
4.375% due 06/12/2027	90	94

Norbord, Inc.
5.750% due 07/15/2027	120	123

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	77	77

NXP BV
4.625% due 06/01/2023	1,800	1,919

Occidental Petroleum Corp.
2.600% due 08/13/2021	300	302
2.700% due 08/15/2022	588	593
2.900% due 08/15/2024	529	534
3.137% (US0003M + 0.950%) due 02/08/2021 ~	400	403
3.200% due 08/15/2026	68	69
3.437% (US0003M + 1.250%) due 08/13/2021 ~	74	74
3.500% due 08/15/2029	67	68
3.637% (US0003M + 1.450%) due 08/15/2022 ~	1,717	1,729
4.400% due 08/15/2049	100	103

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (f)(h)	1,242	16
0.000% due 10/31/2019 (f)(h)	1,955	24

Olin Corp.
5.000% due 02/01/2030	200	201

Oracle Corp.
2.625% due 02/15/2023	3,000	3,059
3.250% due 11/15/2027	1,000	1,061
3.800% due 11/15/2037	600	660
4.000% due 11/15/2047	3,000	3,376

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	1,976	1,940

Outfront Media Capital LLC
5.000% due 08/15/2027	430	453

Pacific Drilling SA
8.375% due 10/01/2023	720	607

Panasonic Corp.
2.536% due 07/19/2022	800	805

Party City Holdings, Inc.
6.625% due 08/01/2026	250	248

Patterson-UTI Energy, Inc.
3.950% due 02/01/2028	100	101

PayPal Holdings, Inc.
2.650% due 10/01/2026	1,919	1,930

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	1,300	1,375

Pelabuhan Indonesia PT
5.375% due 05/05/2045	2,000	2,290

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	110	110
3.350% due 11/01/2029	100	100
3.450% due 07/01/2024	1,580	1,644

Performance Food Group, Inc.
5.500% due 10/15/2027	450	475

Pertamina Persero PT
4.700% due 07/30/2049	3,000	3,119
6.500% due 05/27/2041	3,000	3,834
6.500% due 11/07/2048	3,500	4,606

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)	11,221	982
5.500% due 04/12/2037 ^(d)	47,485	4,155

Petroleos Mexicanos
6.350% due 02/12/2048	5,084	4,691
6.625% due 06/15/2035	4,210	4,135
6.625% due 06/15/2038	1,400	1,339
6.750% due 09/21/2047	9,901	9,528
6.840% due 01/23/2030	1,400	1,450
7.690% due 01/23/2050	14,146	14,787

Pilgrim’s Pride Corp.
5.875% due 09/30/2027	400	431

Post Holdings, Inc.
5.500% due 12/15/2029	400	418
5.625% due 01/15/2028	200	213

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
5.750% due 04/15/2026		$530	$553

Qorvo, Inc.
5.500% due 07/15/2026		3,329	3,525

QVC, Inc.
4.450% due 02/15/2025		100	104
5.950% due 03/15/2043		4,800	4,821

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		1,370	1,573
6.332% due 09/30/2027		500	583

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,700	2,001
6.250% due 05/15/2026		$1,072	1,152
6.875% due 11/15/2026	EUR	980	1,198
8.250% due 11/15/2026		$2,702	2,989

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		18,025	18,086
6.875% due 02/15/2021		520	522

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		3,400	3,792

salesforce.com, Inc.
3.250% due 04/11/2023		250	261
3.700% due 04/11/2028		310	341

Sands China Ltd.
4.600% due 08/08/2023		1,300	1,379
5.125% due 08/08/2025		1,600	1,761
5.400% due 08/08/2028		3,600	4,064

SASOL Financing USA LLC
5.875% due 03/27/2024		4,200	4,541

Scripps Escrow, Inc.
5.875% due 07/15/2027		260	265

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		100	85

Sirius XM Radio, Inc.
3.875% due 08/01/2022		127	130
4.625% due 07/15/2024		500	520

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		92	95

Spirit Issuer PLC
3.458% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	30	36

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$150	151
4.738% due 09/20/2029		1,000	1,066
5.152% due 09/20/2029		2,200	2,392

Standard Industries, Inc.
4.750% due 01/15/2028		1,200	1,245

Staples, Inc.
7.500% due 04/15/2026		1,931	1,994

Starfruit Finco BV
6.500% due 10/01/2026 (l)	EUR	1,500	1,672
8.000% due 10/01/2026 (l)		$300	301

Stars Group Holdings BV
7.000% due 07/15/2026		850	907

Stevens Holding Co., Inc.
6.125% due 10/01/2026		240	256

Suzano Austria GmbH
5.000% due 01/15/2030		1,800	1,808
7.000% due 03/16/2047		2,000	2,285

Symantec Corp.
5.000% due 04/15/2025		185	187

Syngenta Finance NV
3.698% due 04/24/2020		200	201

T-Mobile USA, Inc.
4.500% due 02/01/2026		100	103
4.750% due 02/01/2028		2,092	2,197

Tech Data Corp.
3.700% due 02/15/2022		114	117
4.950% due 02/15/2027		684	735

Teleflex, Inc.
4.625% due 11/15/2027		200	209

Telesat Canada
6.500% due 10/15/2027 (b)		350	357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tencent Holdings Ltd.
2.985% due 01/19/2023		$300	$305
3.595% due 01/19/2028		1,000	1,047
3.925% due 01/19/2038		200	215

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		2,520	2,312

Time Warner Cable LLC
5.000% due 02/01/2020		200	202

Transocean Guardian Ltd.
5.875% due 01/15/2024		9,535	9,630

Transocean Pontus Ltd.
6.125% due 08/01/2025		6,283	6,409

Transocean, Inc.
6.800% due 03/15/2038		2,697	1,672
7.250% due 11/01/2025		450	398
9.000% due 07/15/2023		1,203	1,253

Trivium Packaging Finance BV
3.750% due 08/15/2026	EUR	800	925
3.750% due 08/15/2026 •		300	337
5.500% due 08/15/2026		$800	843
8.500% due 08/15/2027		500	542

United Group BV
4.375% due 07/01/2022	EUR	400	446
4.875% due 07/01/2024		400	455

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		$430	430
3.350% due 08/16/2021		182	187
3.650% due 08/16/2023		1,593	1,686
3.950% due 08/16/2025		260	285

Univision Communications, Inc.
5.125% due 05/15/2023		2,000	2,005

ViaSat, Inc.
5.625% due 09/15/2025		400	405
5.625% due 04/15/2027		310	326

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	2,400	3,115
5.500% due 05/15/2029		$2,940	3,072

VMware, Inc.
2.300% due 08/21/2020		390	390
2.950% due 08/21/2022		330	335
3.900% due 08/21/2027		280	288

VOC Escrow Ltd.
5.000% due 02/15/2028		540	560

Volkswagen Group of America Finance LLC
2.500% due 09/24/2021		1,000	1,003
2.700% due 09/26/2022		900	905
2.946% (US0003M + 0.770%) due 11/13/2020 ~		2,000	2,007
2.972% (US0003M + 0.860%) due 09/24/2021 ~		1,000	1,002
3.121% (US0003M + 0.940%) due 11/12/2021 ~		1,560	1,569
3.875% due 11/13/2020		800	813
4.000% due 11/12/2021		200	207

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~		536	536

WellCare Health Plans, Inc.
5.375% due 08/15/2026		3,735	3,996

West Street Merger Sub, Inc.
6.375% due 09/01/2025		480	444

Western Digital Corp.
4.750% due 02/15/2026		1,500	1,547

WRKCo, Inc.
3.750% due 03/15/2025		357	376
3.900% due 06/01/2028		110	116
4.000% due 03/15/2028		432	461
4.200% due 06/01/2032		100	110

Wyndham Destinations, Inc.
5.400% due 04/01/2024		8,386	8,889
5.750% due 04/01/2027		188	204

Wynn Las Vegas LLC
5.500% due 03/01/2025		900	947

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Resorts Finance LLC
5.125% due 10/01/2029		$700	$735

Yara International ASA
4.750% due 06/01/2028		910	992

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,756	2,951

			588,531

UTILITIES 4.4%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		4,703	4,727
3.065% (US0003M + 0.890%) due 02/15/2023 ~		476	477
3.253% (US0003M + 0.950%) due 07/15/2021 ~		4,202	4,240
3.312% (US0003M + 1.180%) due 06/12/2024 ~		4,286	4,367
3.800% due 02/15/2027		479	508
4.500% due 03/09/2048		200	215
4.850% due 03/01/2039		470	534
4.900% due 08/15/2037		1,628	1,853
5.150% due 11/15/2046		3,600	4,182
5.150% due 02/15/2050		2,038	2,390
5.300% due 08/15/2058		3,726	4,367

Avangrid, Inc.
3.150% due 12/01/2024		300	310

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		200	201

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		310	310

CNOOC Finance Ltd.
3.000% due 05/09/2023		3,000	3,049

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	214

Duke Energy Carolinas LLC
2.950% due 12/01/2026		100	104
3.700% due 12/01/2047		100	109

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~		1,900	1,908

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		20	21

Enable Midstream Partners LP
4.400% due 03/15/2027		350	352

Endeavor Energy Resources LP
5.500% due 01/30/2026		200	209

Enel Finance International NV
2.650% due 09/10/2024		4,400	4,410

Entergy Corp.
2.950% due 09/01/2026		80	81

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		2,600	2,788

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		13,700	14,239
6.000% due 11/27/2023		400	444

Gazprom OAO Via Gaz Capital S.A.
3.389% due 03/20/2020	EUR	6,600	7,310
6.510% due 03/07/2022		$10,000	10,891
8.625% due 04/28/2034		6,400	9,097

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		780	809

Majapahit Holding BV
7.750% due 01/20/2020		100	102

NGPL PipeCo LLC
4.875% due 08/15/2027		1,417	1,522
7.768% due 12/15/2037		439	570

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		2,155	2,144

ONEOK, Inc.
7.500% due 09/01/2023		1,308	1,531

Pacific Gas & Electric Co.
3.500% due 10/01/2020 ^(d)		30	30
5.125% due 11/15/2043 ^(d)		81	88

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 01/15/2040 ^(d)	$81	$91
6.050% due 03/01/2034 ^(d)	164	187

Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022	235	261

Perusahaan Listrik Negara PT
4.875% due 07/17/2049	3,000	3,272
6.250% due 01/25/2049	2,000	2,603

Petrobras Global Finance BV
5.093% due 01/15/2030	29,613	30,928
6.125% due 01/17/2022	738	794
8.750% due 05/23/2026	1,748	2,242

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	157	159

Rio Oil Finance Trust
8.200% due 04/06/2028	1,750	2,008
9.250% due 07/06/2024	10,820	12,118

Southern California Edison Co.
6.650% due 04/01/2029	200	247

Southern Gas Corridor CJSC
6.875% due 03/24/2026	7,880	9,160

Sprint Communications, Inc.
6.000% due 11/15/2022	600	639
7.000% due 03/01/2020	1,125	1,146
7.000% due 08/15/2020	678	702

Sprint Corp.
7.250% due 09/15/2021	1,420	1,519
7.625% due 03/01/2026	1,440	1,593
7.875% due 09/15/2023	1,000	1,101

Talen Energy Supply LLC
6.625% due 01/15/2028	300	296
7.250% due 05/15/2027	1,320	1,348

Targa Resources Partners LP
6.875% due 01/15/2029	380	416

Transocean Phoenix Ltd.
7.750% due 10/15/2024	156	164

Transocean Poseidon Ltd.
6.875% due 02/01/2027	2,607	2,698

Verizon Communications, Inc.
2.625% due 08/15/2026	440	446
3.258% (US0003M + 1.100%) due 05/15/2025 ~	1,960	1,992
4.125% due 03/16/2027	630	696
5.250% due 03/16/2037	1,690	2,103
5.500% due 03/16/2047	960	1,270

Vodafone Group PLC
3.312% (US0003M + 0.990%) due 01/16/2024 ~	171	173
4.875% due 06/19/2049	930	1,040
5.125% due 06/19/2059	700	806
5.250% due 05/30/2048	1,000	1,161

		176,082

Total Corporate Bonds & Notes (Cost $1,392,559)		1,412,078

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	328	558

UTILITIES 0.2%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	7,550	5,134

Total Convertible Bonds & Notes (Cost $6,546)		5,692

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	159	165

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$2,840	$2,869

Total Municipal Bonds & Notes (Cost $3,007)		3,034

U.S. GOVERNMENT AGENCIES 8.7%

Fannie Mae
2.491% due 10/18/2030 •	2	2
2.632% due 09/25/2040 •(a)	795	68
3.782% due 09/25/2037 •(a)	942	157
6.500% due 06/25/2028	44	48
6.850% due 12/18/2027	23	26

Fannie Mae UMBS
3.000% due 02/01/2047	1,678	1,719
3.500% due 11/01/2045 - 10/01/2048	36,698	37,863
5.000% due 11/01/2035	46	51

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	85,700	86,959
3.500% due 11/01/2049	118,000	121,095
4.000% due 10/01/2049 - 11/01/2049	93,600	97,175

Freddie Mac
2.528% due 09/15/2030 •	8	9
3.492% due 02/25/2045 •	9	9
3.646% due 10/25/2044 •	54	55
3.846% due 07/25/2044 •	91	94
4.927% due 05/01/2023 •	2	2
6.500% due 07/25/2043	5	6

Ginnie Mae
3.750% (H15T1Y + 1.500%) due 07/20/2026 ~	8	8
3.875% (H15T1Y + 1.500%) due 05/20/2026 ~	9	10
4.000% (H15T1Y + 1.500%) due 03/20/2026 ~	7	7
4.125% (H15T1Y + 1.500%) due 11/20/2023 ~	5	5
4.125% due 11/20/2026 - 11/20/2027 •	14	14
6.112% due 09/16/2042 ~	365	369

Small Business Administration
4.340% due 03/01/2024	19	19
5.080% due 11/01/2022	30	31
5.130% due 09/01/2023	2	3
6.900% due 12/01/2020	10	10
7.190% due 12/01/2019	2	2

Total U.S. Government Agencies (Cost $343,855)		345,816

U.S. TREASURY OBLIGATIONS 22.9%

U.S. Treasury Bonds
2.750% due 11/15/2042	10,100	11,345
3.000% due 02/15/2049	59	70
3.125% due 02/15/2042	30,600	36,517
3.125% due 02/15/2043	18,600	22,205
3.625% due 02/15/2044	20,600	26,656
3.750% due 11/15/2043	1,500	1,975

U.S. Treasury Notes
2.875% due 05/15/2049	15,650	18,271
1.125% due 08/31/2021 (n)	57,300	56,728
1.375% due 08/31/2023 (l)(n)(p)	20,700	20,552
1.375% due 09/30/2023	36,800	36,534
1.500% due 02/28/2023	79,900	79,711
1.625% due 10/31/2023	36,000	36,089
1.875% due 01/31/2022 (l)	143,700	144,517
2.000% due 06/30/2024	42,600	43,440
2.000% due 08/15/2025 (n)	29,800	30,471
2.125% due 08/15/2021 (n)	141,000	142,157
2.125% due 02/29/2024 (n)	17,100	17,510
2.125% due 07/31/2024	34,200	35,088
2.125% due 09/30/2024	22,400	22,997
2.250% due 11/15/2024	16,300	16,841
2.250% due 12/31/2024	87,000	89,955
2.625% due 02/15/2029 (l)	20,180	21,850

Total U.S. Treasury Obligations (Cost $883,605)		911,479

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%

Adjustable Rate Mortgage Trust
3.685% due 01/25/2036 ^~	$167	$162

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•	241	229
2.228% due 10/25/2046 •	661	465

American Home Mortgage Investment Trust
3.781% due 12/25/2035 •	584	340
6.500% due 03/25/2047 þ	3,318	3,212

BAMLL Commercial Mortgage Securities Trust
3.078% due 04/15/2036 •	3,600	3,604

Banc of America Funding Trust
4.163% due 09/20/2035 ^~	72	68
4.847% due 03/20/2036 ~	68	68
5.500% due 01/25/2036	157	141
6.000% due 07/25/2037 ^	371	359
6.000% due 08/25/2037 ^	163	154

Banc of America Mortgage Trust
4.308% due 11/20/2046 ^~	1,215	1,186
4.437% due 02/25/2036 ^~	19	18
4.704% due 06/25/2035 ~	170	164
6.000% due 10/25/2036 ^	156	153

Barclays UBS Trust
2.892% due 06/05/2030	12,800	12,794

Bear Stearns Adjustable Rate Mortgage Trust
4.069% due 02/25/2036 ^~	481	460
4.257% due 08/25/2035 ^~	743	713
4.328% due 01/25/2035 ~	12	13
4.433% due 02/25/2033 ~	3	3
4.436% due 01/25/2035 ~	380	382
4.670% due 01/25/2034 ~	8	8
4.702% due 02/25/2033 ~	3	3
4.886% due 01/25/2034 ~	2	2

Bear Stearns ALT-A Trust
2.358% due 08/25/2036 ^•	890	1,002
3.825% due 11/25/2036 ^~	2,991	2,502
3.945% due 08/25/2036 ^~	350	298
3.992% due 11/25/2036 ^~	165	153
4.053% due 11/25/2036 ~	177	165
4.109% due 03/25/2036 ^~	271	233
4.201% due 09/25/2035 ^~	559	470
4.496% due 05/25/2035 ~	138	141

Chase Mortgage Finance Trust
5.500% due 11/25/2035	519	507
5.500% due 07/25/2037 ^	1,412	619

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.228% due 10/25/2046 •	4,453	4,499
2.268% due 01/25/2036 •	212	206

Citigroup Global Markets Mortgage Securities, Inc.
2.518% due 05/25/2032 •	11	11

Citigroup Mortgage Loan Trust
4.218% due 09/25/2037 ^~	466	456
4.380% due 10/25/2035 •	189	196
4.566% due 08/25/2035 ^~	48	43
4.583% due 04/25/2037 ^~	304	274
4.646% due 09/25/2037 ^~	234	237
4.810% due 05/25/2035 •	37	38
4.970% due 10/25/2035 ^•	312	313

Citigroup Mortgage Loan Trust, Inc.
4.388% due 05/25/2035 ~	322	326
5.131% due 03/25/2034 ~	15	15

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	913	904

Countrywide Alternative Loan Trust
2.138% due 06/25/2036 •	3,389	3,246
2.198% due 04/25/2046 •	9,497	8,685
2.218% due 02/25/2036 •	6,646	6,142
2.239% due 12/20/2046 ^•	1,357	1,237
2.254% due 07/20/2046 ^•	542	452
2.324% due 09/20/2046 •	429	272
2.374% due 11/20/2035 •	4,057	4,039
3.446% due 12/25/2035 •	135	126
3.975% due 10/25/2035 ^~	32	28
4.393% due 02/25/2037 ^~	960	947
5.500% due 11/25/2035 ^	952	851

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/25/2035 ^		$623	$537
5.500% due 01/25/2036		205	183
5.750% due 02/25/2035		508	490
5.750% due 03/25/2037 ^•		134	114
6.000% due 02/25/2037 ^		3,300	2,100
6.250% due 11/25/2036 ^		1,164	1,073
6.250% due 12/25/2036 ^•		613	439
6.250% due 08/25/2037 ^		4,041	3,458

Countrywide Home Loan Mortgage Pass-Through Trust
2.318% due 04/25/2046 ^•		16	1
2.478% due 05/25/2035 •		113	106
4.178% due 04/20/2035 ~		59	59
4.464% due 07/20/2034 ~		244	241
4.696% due 10/19/2032 ~		2	2
4.901% due 02/25/2034 ~		171	175
5.500% due 01/25/2035		337	352
5.500% due 09/25/2035 ^		261	263
5.500% due 12/25/2035 ^		351	306
6.000% due 05/25/2036 ^		237	199
6.000% due 01/25/2037 ^		4,450	3,653

Countrywide Home Loan Reperforming REMIC Trust
2.358% due 06/25/2035 •		99	96

Credit Suisse First Boston Mortgage Securities Corp.
4.205% due 06/25/2033 ~		117	118
6.000% due 01/25/2036 ^		853	656

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.198% due 06/25/2037 ^•		306	299
3.680% due 10/25/2035 ~		52	46
5.500% due 12/25/2035 ^		343	333

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^þ		141	133

Dragon Finance BV
1.794% due 07/13/2023 •	GBP	3,557	4,242

EMF-NL Prime BV
0.437% due 04/17/2041 •	EUR	1,084	1,137

Eurosail PLC
0.013% due 09/10/2044 •		4,400	4,297
1.485% due 09/13/2045 •	GBP	7,860	9,441
1.730% due 06/13/2045 •		8,170	9,965

First Horizon Asset Securities, Inc.
4.550% due 02/25/2036 ~		$154	150

First Horizon Mortgage Pass-Through Trust
5.750% due 02/25/2036 ^		105	90
5.750% due 05/25/2037 ^		749	541

GMAC Mortgage Corp. Loan Trust
4.036% due 11/19/2035 ~		104	100
4.182% due 04/19/2036 ^~		54	51

GreenPoint Mortgage Funding Trust
2.558% due 11/25/2045 •		46	41

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.775% due 10/25/2033 ~		148	150

GSR Mortgage Loan Trust
3.873% due 11/25/2035 ^~		88	72
4.059% due 06/25/2034 ~		35	35
4.384% due 01/25/2036 ^~		86	87
4.427% due 05/25/2035 ~		315	310
4.647% due 05/25/2034 ~		262	269
4.682% due 11/25/2035 ~		429	433
4.928% due 09/25/2035 ~		26	26
6.000% due 02/25/2036 ^		1,730	1,458
6.000% due 03/25/2037 ^		334	290
6.000% due 05/25/2037 ^		107	99

HarborView Mortgage Loan Trust
2.247% due 09/19/2037 •		530	517
2.247% due 01/19/2038 •		734	713
3.281% due 06/19/2036 ^~		157	108

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	13,090	16,131

HomeBanc Mortgage Trust
2.278% due 01/25/2036 •		$286	288
3.620% due 04/25/2037 ^~		44	42

HPLY Trust
3.028% due 11/15/2036 •		990	990

IndyMac Mortgage Loan Trust
2.288% due 06/25/2037 ^•		141	137
2.498% due 07/25/2035 •		48	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.554% due 07/25/2037 ~	$130	$109
3.938% due 08/25/2036 ~	75	62
4.089% due 06/25/2036 ~	347	328

JPMorgan Alternative Loan Trust
2.158% due 03/25/2037 •	849	846
2.238% due 09/25/2036 ^•	49	50

JPMorgan Chase Commercial Mortgage Securities Trust
5.927% due 01/12/2043 ~	1,986	1,989

JPMorgan Mortgage Trust
3.716% due 07/27/2037 ~	1,129	1,164
3.968% due 06/25/2037 ^~	1,605	1,418
4.256% due 08/25/2035 ^~	327	323
4.368% due 04/25/2036 ^~	333	308
4.420% due 07/25/2035 ~	45	46
4.512% due 06/25/2036 ^~	96	87
4.577% due 07/25/2035 ~	42	42
4.654% due 04/25/2035 ~	579	595
5.750% due 01/25/2036 ^	280	221

Lehman XS Trust
2.178% due 03/25/2047 ^•	243	245
2.198% due 07/25/2037 ^•	528	489

MASTR Adjustable Rate Mortgages Trust
2.258% due 05/25/2037 •	124	78
2.698% due 05/25/2047 ^•	314	343
3.186% due 01/25/2047 ^•	676	976
3.921% due 11/25/2033 ~	21	21
4.020% due 08/25/2034 ~	13	13

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	508	93

Merrill Lynch Alternative Note Asset Trust
4.178% due 06/25/2037 ^~	147	112

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •	1,120	1,098
3.525% due 05/25/2034 ~	150	145
3.865% due 12/25/2035 ~	773	718
4.654% due 11/25/2035 •	94	97

Morgan Stanley Mortgage Loan Trust
3.629% due 11/25/2037 ~	974	872
4.413% due 07/25/2035 ^~	264	250
6.000% due 10/25/2037 ^	4,729	3,913

MortgageIT Securities Corp. Mortgage Loan Trust
2.518% due 09/25/2037 •	7,854	7,434

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 þ	141	149

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.398% due 12/25/2035 •	906	867

Prime Mortgage Trust
2.518% due 02/25/2035 •	358	343

RBSGC Structured Trust
5.500% due 11/25/2035 ^	2,582	2,539

RBSSP Resecuritization Trust
2.640% due 04/26/2037 •	145	145
6.500% due 10/26/2036 ~	1,818	1,722

Residential Accredit Loans, Inc. Trust
2.118% due 05/25/2037 •	431	406
2.208% due 07/25/2036 •	179	171
2.218% due 12/25/2046 ^•	258	237
2.248% due 05/25/2037 ^•	58	41
4.301% due 02/25/2035 ^~	77	68
4.833% due 03/25/2035 ^~	103	93
5.483% due 02/25/2036 ^~	120	109
6.000% due 06/25/2036 ^	104	98
6.000% due 05/25/2037 ^	89	83
6.500% due 07/25/2036	439	426

Residential Asset Securitization Trust
2.418% due 01/25/2046 ^•	912	395
6.000% due 02/25/2036	384	277
6.250% due 09/25/2037 ^	1,969	1,202

Residential Funding Mortgage Securities, Inc. Trust
4.337% due 09/25/2035 ^~	192	160
4.781% due 02/25/2036 ^~	406	381
6.000% due 10/25/2036 ^	453	432

Structured Adjustable Rate Mortgage Loan Trust
2.218% due 04/25/2047 •	648	614
3.720% due 09/25/2036 ^~	1,438	1,129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.039% due 01/25/2035 ~		$387	$392
4.396% due 09/25/2035 ~		1,683	1,647
4.450% due 03/25/2036 ^~		77	72
4.558% due 05/25/2036 ^~		1,325	1,282

Structured Asset Mortgage Investments Trust
2.238% due 05/25/2036 •		1,208	1,154
2.278% due 05/25/2046 ^•		27	44
2.717% due 09/19/2032 •		18	18

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.404% due 06/25/2033 ~		115	114

Structured Asset Securities Corp. Trust
5.500% due 12/25/2034		37	37

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	2,926	3,606

Uropa Securities PLC
0.972% due 06/10/2059 •		9,498	11,162
1.122% due 06/10/2059 •		2,315	2,643
1.322% due 06/10/2059 •		1,811	2,063
1.522% due 06/10/2059 •		1,930	2,196

Wachovia Mortgage Loan Trust LLC
4.265% due 08/20/2035 ^~		$364	348
4.505% due 10/20/2035 ~		48	45

WaMu Mortgage Pass-Through Certificates Trust
2.278% due 11/25/2045 •		909	923
2.288% due 12/25/2045 •		767	785
2.338% due 08/25/2045 •		593	593
2.405% due 02/27/2034 •		25	25
2.655% due 07/25/2046 •		805	783
2.655% due 10/25/2046 •		189	184
3.146% due 02/25/2047 ^•		539	525
3.196% due 06/25/2047 ^•		71	25
3.293% due 12/25/2046 •		267	269
3.326% due 10/25/2046 ^•		972	928
3.446% due 08/25/2046 •		1,992	1,875
3.646% due 11/25/2042 •		2	2
3.719% due 12/25/2036 ^~		373	360
3.720% due 09/25/2036 ^~		307	298
3.846% due 06/25/2042 •		3	3
3.846% due 08/25/2042 •		4	4
4.053% due 02/25/2037 ^~		2,434	2,407
4.319% due 09/25/2033 ~		2,719	2,839

Washington Mutual Mortgage Pass-Through Certificates Trust
2.258% due 01/25/2047 ^•		564	523
3.286% due 05/25/2047 ^•		43	7
3.826% due 02/25/2033 ~		1	1
4.262% due 09/25/2036 þ		19,862	9,466

Wells Fargo Mortgage-Backed Securities Trust
2.518% due 07/25/2037 ^•		111	99
4.720% due 11/25/2037 ^~		527	516
4.785% due 09/25/2033 ~		40	42
4.915% due 10/25/2035 ~		180	184
4.968% due 06/25/2035 ~		236	247
4.977% due 12/25/2034 ~		60	62
4.991% due 03/25/2036 ~		535	550
5.088% due 04/25/2035 ~		42	42
5.162% due 04/25/2035 ~		271	280
5.187% due 04/25/2036 ^~		39	39
5.500% due 03/25/2036		1,160	1,182

Total Non-Agency Mortgage-Backed Securities (Cost $213,175)			221,487

ASSET-BACKED SECURITIES 4.2%

ACE Securities Corp. Home Equity Loan Trust
2.318% due 02/25/2036 •		428	429

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		646	669

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.468% due 01/25/2036 •		3,222	3,216

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,300	1,418

Ares CLO Ltd.
3.493% due 04/17/2026 •		$369	370

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
2.288% due 05/25/2036 •		$659	$259

Asset-Backed Funding Certificates Trust
2.178% due 01/25/2037 •		752	511
2.238% due 01/25/2037 •		3,218	2,212
2.618% due 10/25/2034 •		608	614

B2R Mortgage Trust
2.567% due 06/15/2049		5,400	5,387

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		117	118

Bear Stearns Asset-Backed Securities Trust
2.128% due 02/25/2037 •		102	115
2.508% due 09/25/2035 •		1,000	1,001
2.818% due 10/27/2032 •		29	28
3.018% due 10/25/2037 •		285	287
3.068% due 08/25/2037 •		368	323
3.268% due 08/25/2037 •		889	892

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	2,200	2,403

Carrington Mortgage Loan Trust
2.478% due 06/25/2035 •		$186	187
2.843% due 02/25/2035 •		4,108	4,139

Citigroup Mortgage Loan Trust
2.268% due 08/25/2036 •		2,799	2,765
6.750% due 05/25/2036 þ		213	156

Countrywide Asset-Backed Certificates
2.188% due 06/25/2047 •		229	228
2.198% due 06/25/2047 •		523	521
2.238% due 09/25/2037 ^•		175	149
2.278% due 11/25/2037 •		4,227	4,026
2.308% due 06/25/2037 •		5,000	4,816
2.368% due 11/25/2036 •		1,112	928
4.629% due 10/25/2046 ^~		478	468
4.747% due 07/25/2036 ~		1,213	1,242
5.430% due 02/25/2033 ^~		246	234

Countrywide Asset-Backed Certificates Trust
2.168% due 02/25/2037 •		57	57
2.178% due 09/25/2046 •		66	65
6.095% due 08/25/2035 þ		498	513

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		325	156

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	2,100	2,290

Fieldstone Mortgage Investment Trust
2.305% due 11/25/2036 •		$1,170	824

First Franklin Mortgage Loan Trust
2.158% due 09/25/2036 •		77	76
2.258% due 10/25/2036 •		1,303	1,039
3.293% due 07/25/2034 •		406	408

First NLC Trust
2.158% due 08/25/2037 •		185	119
2.298% due 08/25/2037 •		124	81

GSAA Home Equity Trust
2.188% due 09/25/2036 •		1,196	509
2.258% due 11/25/2036 •		15,696	8,594
2.318% due 03/25/2037 •		256	156
2.318% due 05/25/2047 •		219	177

Home Equity Asset Trust
2.298% due 08/25/2036 •		749	748

Home Equity Mortgage Loan Asset-Backed Trust
2.158% due 11/25/2036 •		8,939	8,562
2.258% due 11/25/2036 •		1,870	1,563
2.458% due 03/25/2036 •		6,000	5,759

Jamestown CLO Ltd.
2.993% due 07/15/2026 •		1,822	1,818

JPMorgan Mortgage Acquisition Corp.
2.358% due 02/25/2036 ^•		10,000	9,871

JPMorgan Mortgage Acquisition Trust
2.168% due 07/25/2036 •		1,211	688

Limerock CLO LLC
3.478% due 10/20/2026 •		727	727

Long Beach Mortgage Loan Trust
2.778% due 08/25/2045 •		290	292

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		1,000	992

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Specialized Loan Trust
2.768% due 11/25/2035 •		$3,846	$3,822

Merrill Lynch Mortgage Investors Trust
2.088% due 04/25/2047 •		1,372	829
2.278% due 03/25/2037 •		1,702	1,564
2.338% due 03/25/2037 •		889	820

Monroe Capital BSL CLO Ltd.
3.270% due 05/22/2027 •		12,260	12,264

Morgan Stanley ABS Capital, Inc. Trust
2.108% due 01/25/2037 •		625	383
2.118% due 09/25/2036 •		1,778	856
2.158% due 10/25/2036 •		2,309	1,476
2.238% due 10/25/2036 •		1,400	906
3.593% due 09/25/2034 •		1,015	1,019

Morgan Stanley Home Equity Loan Trust
2.368% due 04/25/2037 •		210	145

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •		275	130
5.726% due 10/25/2036 ^þ		244	121

New Century Home Equity Loan Trust
2.348% due 02/25/2036 •		642	643

Option One Mortgage Loan Trust
2.158% due 03/25/2037 •		381	349
2.238% due 01/25/2037 •		482	333

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.978% due 03/25/2035 •		14,314	14,423

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		929	418

Residential Asset Securities Corp. Trust
3.113% due 03/25/2035 •		634	634

Saxon Asset Securities Trust
4.100% due 08/25/2035 þ		13	14

Securitized Asset-Backed Receivables LLC Trust
2.308% due 12/25/2035 •		766	756
2.550% due 12/25/2036 ^		202	66
2.598% due 11/25/2035 •		290	290

SG Mortgage Securities Trust
2.228% due 10/25/2036 •		2,000	1,651

SMB Private Education Loan Trust
2.750% due 07/15/2027		5,518	5,552

SoFi Professional Loan Program LLC
3.118% due 10/27/2036 •		2,822	2,850

Soundview Home Loan Trust
2.168% due 06/25/2037 •		3,585	2,732
2.278% due 02/25/2037 •		1,495	583

Specialty Underwriting & Residential Finance Trust
2.618% due 12/25/2036 •		694	685

START Ireland
4.089% due 03/15/2044		579	591

Structured Asset Investment Loan Trust
2.168% due 09/25/2036 •		611	596
2.178% due 05/25/2036 •		800	765
2.738% due 05/25/2035 •		1,012	1,018
2.818% due 07/25/2034 •		8,926	8,868
2.918% due 04/25/2035 •		11,000	11,180

Venture CDO Ltd.
3.183% due 04/15/2027		1,000	997

Total Asset-Backed Securities (Cost $156,872)			166,524

SOVEREIGN ISSUES 12.5%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	5,000	2,115
3.875% due 01/15/2022		74,220	32,163
5.250% due 01/15/2028		2,000	849
5.875% due 01/11/2028		$1,500	613
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	95,411	708
79.499% (ARLLMONP) due 06/21/2020 ~(a)		21,119	159

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,550	1,838
4.950% due 02/11/2020		100	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Costa Rica Government International Bond
9.995% due 08/01/2020		$500	$527

Dominican Republic International Bond
5.500% due 01/27/2025		7,000	7,403
5.875% due 04/18/2024		9,300	9,858
6.000% due 07/19/2028		2,100	2,297
6.400% due 06/05/2049		3,700	3,950
6.500% due 02/15/2048		1,100	1,187
6.850% due 01/27/2045		2,100	2,347

Ecuador Government International Bond
7.875% due 01/23/2028		6,000	5,708
9.650% due 12/13/2026		1,400	1,472
10.750% due 01/31/2029		4,840	5,242

Egypt Government International Bond
4.750% due 04/11/2025	EUR	2,900	3,282
5.577% due 02/21/2023		$8,900	9,107
5.625% due 04/16/2030	EUR	5,150	5,630
6.375% due 04/11/2031		5,300	6,020

El Salvador Government International Bond
7.125% due 01/20/2050		$2,000	2,043

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	206

Ghana Government International Bond
7.875% due 03/26/2027		4,880	5,018
8.125% due 03/26/2032		1,000	1,007
8.950% due 03/26/2051		2,000	2,009

Guatemala Government International Bond
4.900% due 06/01/2030		1,400	1,483
5.750% due 06/06/2022		5,000	5,321
6.125% due 06/01/2050		400	468

Indonesia Government International Bond
1.450% due 09/18/2026	EUR	1,400	1,603
2.625% due 06/14/2023		700	831
3.750% due 04/25/2022		$5,000	5,162
4.100% due 04/24/2028		2,600	2,811
4.750% due 01/08/2026		10,600	11,709
6.625% due 02/17/2037		2,400	3,257
6.750% due 01/15/2044		2,300	3,308

Israel Government International Bond
4.125% due 01/17/2048		800	942

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	3,100	3,405

Kazakhstan Government International Bond
1.550% due 11/09/2023		1,500	1,720
2.375% due 11/09/2028		3,200	3,939

Kenya Government International Bond
7.000% due 05/22/2027		$700	728
8.000% due 05/22/2032		2,800	2,942
8.250% due 02/28/2048		1,500	1,536

Kuwait International Government Bond
2.750% due 03/20/2022		3,715	3,769
3.500% due 03/20/2027		14,915	16,106

Mexico Government International Bond
4.500% due 01/31/2050		25,500	26,906
6.750% due 09/27/2034		400	540

Mongolia Government International Bond
5.625% due 05/01/2023		1,600	1,618

Nigeria Government International Bond
6.500% due 11/28/2027		6,900	6,993
7.143% due 02/23/2030		1,400	1,436
7.625% due 11/21/2025		6,400	7,041

Oman Government International Bond
4.875% due 02/01/2025		1,800	1,805
5.375% due 03/08/2027		3,100	3,055
5.625% due 01/17/2028		5,000	4,936
6.000% due 08/01/2029		4,000	3,989
6.750% due 01/17/2048		1,000	946

Pakistan Government International Bond
6.875% due 12/05/2027		2,000	1,977

Panama Government International Bond
6.700% due 01/26/2036		7,100	10,135

Paraguay Government International Bond
5.600% due 03/13/2048		2,200	2,552

Peru Government International Bond
5.940% due 02/12/2029	PEN	25,250	8,482

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.350% due 08/12/2028	PEN	9,640	$3,332
6.950% due 08/12/2031		20,680	7,488
8.750% due 11/21/2033		$9,340	15,446

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029		3,000	3,315

Qatar Government International Bond
3.375% due 03/14/2024		1,200	1,258
3.875% due 04/23/2023		4,500	4,766
4.000% due 03/14/2029		1,200	1,331
4.500% due 04/23/2028		3,100	3,539
4.817% due 03/14/2049		1,800	2,232
5.103% due 04/23/2048		600	768

Republic of South Africa Government International Bond
4.850% due 09/30/2029		4,200	4,191
5.750% due 09/30/2049		1,000	996

Romania Government International Bond
4.625% due 04/03/2049	EUR	2,480	3,513

Russia Government International Bond
4.875% due 09/16/2023		$27,400	29,966

Saudi Government International Bond
2.375% due 10/26/2021		840	842
2.875% due 03/04/2023		3,000	3,052
4.500% due 10/26/2046		24,000	26,821

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	795
6.250% due 05/23/2033		$1,700	1,717

South Africa Government International Bond
4.300% due 10/12/2028		5,300	5,128
5.875% due 06/22/2030		1,100	1,177

Sri Lanka Government International Bond
6.200% due 05/11/2027		800	748
7.850% due 03/14/2029		1,800	1,814

Turkey Government International Bond
4.250% due 04/14/2026		7,900	7,142
4.625% due 03/31/2025	EUR	3,900	4,371
5.125% due 02/17/2028		$9,000	8,338
5.750% due 05/11/2047		2,000	1,749
6.000% due 01/14/2041		6,300	5,662
6.125% due 10/24/2028		10,600	10,377
7.250% due 12/23/2023		2,000	2,118
7.375% due 02/05/2025		4,500	4,789
7.625% due 04/26/2029		5,800	6,178

Ukraine Government International Bond
6.750% due 06/20/2026	EUR	5,300	6,239
7.750% due 09/01/2020		$800	819
7.750% due 09/01/2021		9,200	9,594
7.750% due 09/01/2022		14,120	14,897
7.750% due 09/01/2023		3,500	3,687
7.750% due 09/01/2026		4,600	4,812

Uruguay Government International Bond
4.375% due 01/23/2031		830	918
5.100% due 06/18/2050		7,250	8,637
7.625% due 03/21/2036		1,100	1,628

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		2,700	304
8.250% due 10/13/2024 ^(d)		2,700	304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vietnam Government International Bond
5.500% due 03/12/2028	$4,753	$4,753

Total Sovereign Issues (Cost $532,935)		497,871

	SHARES
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (e)	228,414	576

iHeartMedia, Inc.	167	2

iHeartMedia, Inc. ‘A’ (e)	12,437	187

		765

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment Corp. (e)	68,046	793

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	59,198	5

		798

ENERGY 0.1%

Dommo Energia S.A. «(e)(j)	2,457,928	2,589

Dommo Energia S.A. SP - ADR «(e)	5,233	70

		2,659

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «	157,773	0

UTILITIES 0.0%

Eneva S.A. (e)(j)	19,927	147

Eneva S.A. (j)	54,804	405

		552

Total Common Stocks (Cost $7,079)		4,774

WARRANTS 0.0%

COMMUNICATION SERVICES 0.0%

iHeartMedia, Inc.	81,002	1,215

Total Warrants (Cost $1,471)		1,215

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% ~	7,000	1,351

Total Preferred Securities (Cost $1,164)		1,351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~		$2,276	$2,277

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~		800	802
2.811% (US0003M + 0.500%) due 10/26/2020 ~		6,200	6,215

			9,294

REPURCHASE AGREEMENTS (k) 0.2%
			8,096

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (f)(g)	ARS	12,540	120

Total Short-Term Instruments (Cost $17,679)			17,510

Total Investments in Securities (Cost $3,686,995)			3,715,542

		SHARES
INVESTMENTS IN AFFILIATES 14.3%

SHORT-TERM INSTRUMENTS 14.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.3%

PIMCO Short Asset Portfolio		3,116,080	31,015

PIMCO Short-Term Floating NAV Portfolio III		54,462,176	538,794

Total Short-Term Instruments (Cost $569,740)			569,809

Total Investments in Affiliates (Cost $569,740)			569,809

Total Investments 107.7% (Cost $4,256,735)			$4,285,351

Financial Derivative Instruments (m)(o) 0.2% (Cost or Premiums, net $28,901)			8,358

Other Assets and Liabilities, net (7.9)%			(316,223)

Net Assets 100.0%			$3,977,486

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$639	$2,589	0.07%
Eneva S.A.	12/21/2017 - 03/25/2019	347	552	0.01
Piper Jaffray Cos.4.740% due 10/15/2021	09/19/2019	600	602	0.02
Piper Jaffray Cos.5.200% due 10/15/2023	09/19/2019	2,100	2,108	0.05

		$3,686	$5,851	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$8,096	U.S. Treasury Notes 2.250% due 03/31/2021	$(8,261)	$8,096	$8,096

Total Repurchase Agreements						$(8,261)	$8,096	$8,096

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.310%	09/18/2019	10/08/2019			$(6,633)	$(6,638)
BRC	(1.100)	04/30/2019	TBD	(3)	EUR	(1,557)	(1,690)
	1.600	09/23/2019	TBD	(3)		$(287)	(287)

Total Reverse Repurchase Agreements							$(8,615)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	2.260%	08/16/2019	10/08/2019	$(22,168)	$(22,232)

Total Sale-Buyback Transactions					$(22,232)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(6,638)	$0	$(6,638)	$6,638	$(0)
BRC	0	(1,977)	0	(1,977)	1,972	(5)
FICC	8,096	0	0	8,096	(8,261)	(165)
GRE	0	0	0	0	(1)	(1)

Master Securities Forward Transaction Agreement
UBS	0	0	(22,232)	(22,232)	22,267	35

Total Borrowings and Other Financing Transactions	$8,096	$(8,615)	$(22,232)

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,977)	$(1,977)
U.S. Treasury Obligations	0	(6,638)	0	0	(6,638)

Total	$0	$(6,638)	$0	$(1,977)	$(8,615)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(22,232)	0	0	(22,232)

Total	$0	$(22,232)	$0	$0	$(22,232)

Total Borrowings	$0	$(28,870)	$0	$(1,977)	$(30,847)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(30,847)

(l)	Securities with an aggregate market value of $30,877 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(10,263) at a weighted average interest rate of 1.712%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(10) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	724	$	177,452	$308	$0	$0
90-Day Eurodollar June Futures	06/2020	273		67,189	549	0	(7)
90-Day Eurodollar March Futures	03/2020	513		126,108	648	0	(6)
Euro-Bobl December Futures	12/2019	333		49,235	(360)	36	0
Euro-BTP Italy Government Bond December Futures	12/2019	48		7,630	146	9	(3)
Euro-Bund 10-Year Bond December Futures	12/2019	223		42,353	(323)	10	(27)
U.S. Treasury 5-Year Note December Futures	12/2019	801		95,438	(551)	0	(38)
U.S. Treasury 10-Year Note December Futures	12/2019	682		88,873	(768)	0	(53)
U.S. Treasury 10-Year Ultra December Futures	12/2019	655		93,276	(1,451)	0	(20)
U.S. Treasury 30-Year Bond December Futures	12/2019	74		12,011	(252)	0	(2)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	143		27,443	(471)	9	0

Total Futures Contracts					$(2,525)	$64	$(156)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.306%	$	9,200	$194	$10	$204	$2	$0
Enbridge, Inc.	1.000	Quarterly	12/20/2022	0.431		200	0	4	4	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2019	0.237		1,500	188	(170)	18	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2022	0.470		100	20	(6)	14	0	0
Navient Corp.	5.000	Quarterly	12/20/2021	1.043		4,650	33	375	408	0	(6)

							$435	$213	$648	$2	$(6)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$68,600	$(2,431)	$(768)	$(3,199)	$46	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	5,900	(291)	(18)	(309)	3	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	484,308	33,393	1,519	34,912	1,106	0
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	13,100	864	30	894	37	0
CDX.IG-26 5-Year Index	1.000	Quarterly	06/20/2021	3,000	41	0	41	0	0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021	2,300	35	2	37	0	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	482,800	9,582	738	10,320	296	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	87,200	1,767	(27)	1,740	70	0

					$42,960	$1,476	$44,436	$1,558	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	34,600	$(397)	$2,380	$1,983	$0	$(6)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	34,600	1,308	1,463	2,771	0	(65)
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025	EUR	126,600	(1,199)	422	(777)	25	0
Pay(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		18,800	(265)	196	(69)	0	(23)

							$(553)	$4,461	$3,908	$25	$(94)

Total Swap Agreements							$42,842	$6,150	$48,992	$1,585	$(100)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$64	$1,585	$1,649	$0	$ (156)	$ (100)	$ (256)

(n)

Securities with an aggregate market value of $47,795 and cash of $6,481 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	GBP	824		$1,023	$10	$0
	10/2019	MXN	122		6	0	0
	10/2019		$196	DKK	1,335	0	(2)
	10/2019		106,940	GBP	86,790	0	(227)
	11/2019	GBP	86,790		$107,085	229	0
	01/2020	DKK	1,335		198	1	0
	01/2020		$6	MXN	121	0	0

BPS	10/2019	AUD	869		$585	0	(2)
	10/2019	GBP	435		535	0	0
	10/2019		$2,824	EUR	2,540	0	(55)

BRC	10/2019		188,803		172,675	0	(596)
	10/2019		6	MXN	121	0	0
	11/2019	EUR	172,675		$189,264	588	0

CBK	10/2019	GBP	86,453		105,559	37	(776)
	10/2019		$4,020	EUR	3,641	0	(51)
	10/2019		6	MXN	121	0	0
	10/2019		102	RUB	6,526	0	(2)
	11/2019	PEN	39,055		$11,707	141	0

GLM	10/2019	GBP	486		601	3	0
	10/2019	MXN	122		6	0	0
	10/2019	TRY	692		116	0	(6)
	10/2019		$7,972	EUR	7,204	0	(120)
	10/2019		1,213	GBP	973	0	(17)
	11/2019	PEN	32,211		$9,434	0	(105)

HUS	10/2019		32		2,025	0	0

JPM	10/2019	DKK	1,335		$205	10	0

RYL	03/2020	CNH	3,965		550	0	(3)

SCX	10/2019	EUR	192,435		213,556	3,812	0
	12/2019	IDR	1,972,692		136	0	(2)

SSB	10/2019		$7,051	EUR	6,375	0	(103)

Total Forward Foreign Currency Contracts						$4,831	$(2,067)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.HY-32 5-Year Index	Sell	103.000%	12/18/2019	234,500	$(743)	$(825)

Total Written Options						$(743)	$(825)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	06/20/2022	0.477%	$	8,600	$(128)	$251	$123	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		1,200	(19)	16	0	(3)
	Telecom Italia SpA	1.000	Quarterly	12/20/2022	0.873	EUR	6,400	(95)	126	31	0

BRC	Brazil Government International Bond	1.000	Quarterly	03/20/2023	0.937	$	2,800	(151)	158	7	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	0.815		3,500	(13)	43	30	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		700	(67)	58	0	(9)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
CBK	AXA Equitable Holdings, Inc.	1.000%	Quarterly	06/20/2023	1.306%	$	400	$(11)	$7	$0	$(4)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		400	(7)	0	0	(7)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.527		21,200	(277)	599	322	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		3,900	(40)	70	30	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937		11,600	46	(6)	40	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		1,800	(30)	26	0	(4)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643		100	(5)	2	0	(3)
	Turkey Government International Bond	1.000	Quarterly	03/20/2020	0.957		10,000	(463)	468	5	0

DUB	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.702		16,000	(242)	441	199	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.464		12,700	(1,137)	1,041	0	(96)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		700	(66)	57	0	(9)

FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	0.788		2,150	(83)	89	6	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		100	(3)	2	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		1,100	(17)	(3)	0	(20)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710		21,000	(314)	569	255	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.702		52,500	(775)	1,427	652	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		2,900	(24)	2	0	(22)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		1,200	(111)	95	0	(16)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.530		9,100	(199)	336	137	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797		19,500	(832)	152	0	(680)

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2023	0.937		50	(3)	3	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.091		600	(21)	19	0	(2)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		5,200	(152)	97	0	(55)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		14,400	(232)	282	50	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		3,600	(48)	40	0	(8)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		1,900	(18)	25	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		300	(5)	4	0	(1)
	Philippines Government International Bond	1.000	Quarterly	06/20/2022	0.244		25,400	244	279	523	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		17,400	(104)	(30)	0	(134)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		11,900	8	111	119	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	0.788		4,500	(147)	160	13	0

NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.404		2,000	14	19	33	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2021	2.448		600	(54)	36	0	(18)

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.790		600	35	(16)	19	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		18,900	(1,385)	1,341	0	(44)

								$(6,932)	$8,397	$2,601	$(1,136)

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$2,800	$(155)	$191	$36	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	9,000	(192)	274	82	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	63,200	(2,417)	3,228	811	0

MEI	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	17,600	(712)	938	226	0

MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	53,100	(2,127)	2,809	682	0

UAG	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,100	(329)	433	104	0

						$(5,932)	$7,873	$1,941	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$5,500	$(31)	$37	$6	$0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	23,800	(65)	374	309	0

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	33,800	(195)	1,490	1,295	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	5,400	(29)	35	6	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	2,400	(14)	18	4	0

								$(334)	$1,954	$1,620	$0

Total Swap Agreements								$(13,198)	$18,224	$6,162	$(1,136)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$240	$0	$0	$240	$(229)	$0	$0	$(229)	$11	$0	$11
BPS	0	0	154	154	(57)	0	(3)	(60)	94	0	94
BRC	588	0	43	631	(596)	0	(9)	(605)	26	(40)	(14)
CBK	178	0	397	575	(829)	0	(18)	(847)	(272)	380	108
DUB	0	0	235	235	0	0	(105)	(105)	130	(150)	(20)
FBF	0	0	6	6	0	0	0	0	6	0	6
GLM	3	0	0	3	(248)	0	0	(248)	(245)	266	21
GST	0	0	2,246	2,246	0	(825)	(739)	(1,564)	682	(541)	141
HUS	0	0	50	50	0	0	(65)	(65)	(15)	0	(15)
JPM	10	0	1,831	1,841	0	0	(1)	(1)	1,840	(1,930)	(90)
MEI	0	0	226	226	0	0	0	0	226	0	226
MYC	0	0	818	818	0	0	(134)	(134)	684	(971)	(287)
NGF	0	0	33	33	0	0	(18)	(18)	15	0	15
RYL	0	0	0	0	(3)	0	0	(3)	(3)	(10)	(13)
SCX	3,812	0	0	3,812	(2)	0	0	(2)	3,810	(2,970)	840
SSB	0	0	0	0	(103)	0	0	(103)	(103)	0	(103)
UAG	0	0	123	123	0	0	(44)	(44)	79	0	79

Total Over the Counter	$4,831	$0	$6,162	$10,993	$(2,067)	$(825)	$(1,136)	$(4,028)

(p)

Securities with an aggregate market value of $646 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$64	$64
Swap Agreements	0	1,560	0	0	25	1,585

	$0	$1,560	$0	$0	$89	$1,649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,831	$0	$4,831
Swap Agreements	0	4,542	0	0	1,620	6,162

	$0	$4,542	$0	$4,831	$1,620	$10,993

	$0	$6,102	$0	$4,831	$1,709	$12,642

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$156	$156
Swap Agreements	0	6	0	0	94	100

	$0	$6	$0	$0	$250	$256

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,067	$0	$2,067
Written Options	0	825	0	0	0	825
Swap Agreements	0	1,136	0	0	0	1,136

	$0	$1,961	$0	$2,067	$0	$4,028

	$0	$1,967	$0	$2,067	$250	$4,284

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23,636	$23,636
Swap Agreements	0	22,060	0	0	5,463	27,523

	$0	$22,060	$0	$0	$29,099	$51,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,925	$0	$19,925
Written Options	0	2,596	0	0	0	2,596
Swap Agreements	0	8,544	0	0	3,586	12,130

	$0	$11,140	$0	$19,925	$3,586	$34,651

	$0	$33,200	$0	$19,925	$32,685	$85,810

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(6,069)	$(6,069)
Swap Agreements	0	(7,789)	0	0	1,990	(5,799)

	$0	$(7,789)	$0	$0	$(4,079)	$(11,868)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,596)	$0	$(2,596)
Written Options	0	(728)	0	0	0	(728)
Swap Agreements	0	(2,040)	0	0	(177)	(2,217)

	$0	$(2,768)	$0	$(2,596)	$(177)	$(5,541)

	$0	$(10,557)	$0	$(2,596)	$(4,256)	$(17,409)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$92,942	$33,769	$126,711
Corporate Bonds & Notes
Banking & Finance	2,445	640,284	4,736	647,465
Industrials	0	585,580	2,951	588,531
Utilities	0	176,082	0	176,082
Convertible Bonds & Notes
Industrials	0	558	0	558
Utilities	0	5,134	0	5,134
Municipal Bonds & Notes
California	0	165	0	165
Texas	0	2,869	0	2,869
U.S. Government Agencies	0	345,816	0	345,816
U.S. Treasury Obligations	0	911,479	0	911,479
Non-Agency Mortgage-Backed Securities	0	221,487	0	221,487
Asset-Backed Securities	0	166,524	0	166,524
Sovereign Issues	0	497,871	0	497,871
Common Stocks
Communication Services	763	2	0	765
Consumer Discretionary	798	0	0	798
Energy	0	0	2,659	2,659
Utilities	552	0	0	552
Warrants
Communication Services	0	1,215	0	1,215
Preferred Securities
Banking & Finance	0	1,351	0	1,351
Short-Term Instruments
Certificates of Deposit	0	9,294	0	9,294
Repurchase Agreements	0	8,096	0	8,096
Argentina Treasury Bills	0	120	0	120

	$4,558	$3,666,869	$44,115	$3,715,542

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$569,809	$0	$0	$569,809

Total Investments	$574,367	$3,666,869	$44,115	$4,285,351

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	64	1,585	0	1,649
Over the counter	0	10,974	19	10,993

	$64	$12,559	$19	$12,642

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(156)	(100)	0	(256)
Over the counter	0	(4,028)	0	(4,028)

	$(156)	$(4,128)	$0	$(4,284)

Total Financial Derivative Instruments	$(92)	$8,431	$19	$8,358

Totals	$574,275	$3,675,300	$44,134	$4,293,709

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

September 30, 2019 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(2)
Investments in Securities, at Value
Loan Participations and Assignments	$35,620	$398	$(120)	$67	$1	$172	$0	$(2,369)	$33,769	$121
Corporate Bonds & Notes
Banking & Finance	1,890	2,700	0	0	0	146	0	0	4,736	146
Industrials	3,026	0	(137)	0	(1)	140	0	(77)	2,951	140
Asset-Backed Securities	654	0	0	0	0	15	0	(669)	0	0
Common Stocks
Energy	3,905	0	0	0	0	(1,246)	0	0	2,659	(1,246)

	$45,095	$3,098	$(257)	$67	$0	$(773)	$0	$(3,115)	$44,115	$(839)

Financial Derivative Instruments - Assets
Over the counter	$30	$0	$0	$0	$0	$(11)	$0	$0	$19	$(11)

Totals	$45,125	$3,098	$(257)	$67	$0	$(784)	$0	$(3,115)	$44,134	$(850)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$6,773	Proxy Pricing	Base Price	99.915 - 101.080
	26,996	Third Party Vendor	Broker Quote	99.750 - 100.623
Corporate Bonds & Notes
Banking & Finance	2,026	Other Valuation Techniques(3)	—	—
	2,710	Proxy Pricing	Base Price	100.000
Industrials	2,951	Proxy Pricing	Base Price	107.500
Common Stocks
Energy	70	Other Valuation Techniques(3)	—	—
	2,589	Reference Instrument	Liquidity Discount	27.000

Financial Derivative Instruments - Assets
Over the counter	19	Indicative Market Quotation	Broker Quote	3.056

Total	$44,134

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Yield Spectrum Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

CDRH Parent, Inc.
10.313% (LIBOR03M + 8.000%) due 07/01/2022 ~		$2,000	$750

iHeartCommunications, Inc.
6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~		412	415

Neiman Marcus Group Ltd. LLC
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~		599	458

Petco Animal Supplies, Inc.
5.506% (LIBOR03M + 3.250%) due 01/26/2023 ~		990	753

Serta Simmons Bedding LLC
5.539% - 5.557% (LIBOR03M + 3.500%) due 11/08/2023 ~		990	613

Total Loan Participations and Assignments (Cost $4,772)			2,989

CORPORATE BONDS & NOTES 86.9%

BANKING & FINANCE 5.7%

Ally Financial, Inc.
8.000% due 03/15/2020		1,000	1,024
8.000% due 11/01/2031		1,668	2,311

ASP AMC Merger Sub, Inc.
8.000% due 05/15/2025		1,000	685

CIT Group, Inc.
5.000% due 08/15/2022		1,000	1,062
5.000% due 08/01/2023		1,000	1,069
6.125% due 03/09/2028		500	585

ESH Hospitality, Inc.
5.250% due 05/01/2025		1,000	1,036

Freedom Mortgage Corp.
8.125% due 11/15/2024		750	694

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	1,031

HUB International Ltd.
7.000% due 05/01/2026		1,000	1,031

Intesa Sanpaolo SpA
5.017% due 06/26/2024		2,000	2,061
7.700% due 09/17/2025 •(g)(h)		1,500	1,563

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(h)		3,000	3,224

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026		750	799
4.500% due 01/15/2028		1,000	1,042

Mulhacen Pte. Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 08/01/2023 (b)	EUR	750	675

Navient Corp.
5.875% due 10/25/2024		$1,000	1,012
6.500% due 06/15/2022		1,000	1,067
8.000% due 03/25/2020		2,000	2,045

Nexi Capital SpA
4.125% due 11/01/2023	EUR	1,000	1,121

Quicken Loans, Inc.
5.250% due 01/15/2028		$1,500	1,554

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(g)		2,500	3,462

Springleaf Finance Corp.
6.875% due 03/15/2025		1,000	1,104
7.125% due 03/15/2026		500	556
7.750% due 10/01/2021		1,025	1,119
8.250% due 10/01/2023		1,000	1,170

USI, Inc.
6.875% due 05/01/2025		4,000	4,070

			38,172

INDUSTRIALS 73.8%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022		2,750	2,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adient Global Holdings Ltd.
4.875% due 08/15/2026		$1,000	$818

ADT Security Corp.
4.125% due 06/15/2023		1,000	1,017
4.875% due 07/15/2032		1,000	880

Advanced Disposal Services, Inc.
5.625% due 11/15/2024		1,000	1,046

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023		3,500	3,062

Albertsons Cos. LLC
5.875% due 02/15/2028		750	796

Aleris International, Inc.
10.750% due 07/15/2023		1,750	1,846

Altice Financing S.A.
6.625% due 02/15/2023		1,000	1,029
7.500% due 05/15/2026		1,500	1,597

Altice Finco S.A.
4.750% due 01/15/2028	EUR	1,000	1,058

Altice France S.A.
5.500% due 01/15/2028		$500	507
6.250% due 05/15/2024		584	605
7.375% due 05/01/2026		3,000	3,228
8.125% due 02/01/2027		750	830

Altice Luxembourg S.A.
7.625% due 02/15/2025		1,500	1,569
7.750% due 05/15/2022		219	224
8.000% due 05/15/2027	EUR	500	600
10.500% due 05/15/2027		$500	565

AMC Networks, Inc.
5.000% due 04/01/2024		1,500	1,549

Aramark Services, Inc.
5.000% due 04/01/2025		1,000	1,035
5.000% due 02/01/2028		1,000	1,040

Arconic, Inc.
5.125% due 10/01/2024		1,000	1,066
5.950% due 02/01/2037		1,000	1,081

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		750	757
5.250% due 08/15/2027		750	761
6.000% due 02/15/2025		2,000	2,096

Ascend Learning LLC
6.875% due 08/01/2025		4,500	4,682

Ashland LLC
6.875% due 05/15/2043		1,250	1,441

Associated Materials LLC
9.000% due 01/01/2024		4,250	3,751

Atotech Alpha BV
6.250% due 02/01/2025		2,000	2,020

Atotech Alpha BV (8.750% Cash or 9.500% PIK)
8.750% due 06/01/2023 (b)		1,750	1,750

Avantor, Inc.
4.750% due 10/01/2024	EUR	1,000	1,167
9.000% due 10/01/2025		$2,750	3,097

Avon International Operations, Inc.
7.875% due 08/15/2022		1,500	1,569

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		1,000	1,009
4.250% due 05/15/2024		900	928
5.000% due 10/15/2025		3,000	3,106

Bausch Health Americas, Inc.
8.500% due 01/31/2027		750	844

Bausch Health Cos., Inc.
5.500% due 11/01/2025		2,000	2,100
5.750% due 08/15/2027		250	271
6.125% due 04/15/2025		2,000	2,080
7.000% due 03/15/2024		2,000	2,107
7.000% due 01/15/2028		1,000	1,080
7.250% due 05/30/2029		1,000	1,095
9.000% due 12/15/2025		1,000	1,126

BCD Acquisition, Inc.
9.625% due 09/15/2023		1,750	1,794

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		2,000	1,935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		$3,000	$2,955

Berry Global, Inc.
4.500% due 02/15/2026		1,000	989
5.625% due 07/15/2027		1,000	1,037

Bombardier, Inc.
7.500% due 12/01/2024		1,000	1,006
7.500% due 03/15/2025		1,000	1,002
8.750% due 12/01/2021		3,000	3,251

Brand Industrial Services, Inc.
8.500% due 07/15/2025		3,000	2,865

Brazos Valley Longhorn LLC
6.875% due 02/01/2025		2,000	1,735

Cablevision Systems Corp.
5.875% due 09/15/2022		1,000	1,080

Caesars Resort Collection LLC
5.250% due 10/15/2025		2,500	2,562

California Resources Corp.
8.000% due 12/15/2022		1,250	625

Callon Petroleum Co.
6.375% due 07/01/2026		1,000	981

Camelot Finance S.A.
7.875% due 10/15/2024		3,625	3,788

CCO Holdings LLC
5.125% due 05/01/2023		750	770
5.125% due 05/01/2027		2,500	2,616
5.750% due 02/15/2026		5,000	5,287
5.875% due 04/01/2024		1,500	1,569

Centene Corp.
5.375% due 06/01/2026		500	525
5.625% due 02/15/2021		1,500	1,522
6.125% due 02/15/2024		1,000	1,044

Centennial Resource Production LLC
5.375% due 01/15/2026		2,000	1,920

CeramTec BondCo GmbH
5.250% due 12/15/2025	EUR	2,000	2,275

CF Industries, Inc.
5.150% due 03/15/2034		$2,000	2,092

Change Healthcare Holdings LLC
5.750% due 03/01/2025		2,750	2,802

Chemours Co.
5.375% due 05/15/2027		1,000	868
7.000% due 05/15/2025		1,000	949

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		1,000	1,097
7.000% due 06/30/2024		1,000	1,151

Cheniere Energy Partners LP
4.500% due 10/01/2029		375	385
5.250% due 10/01/2025		1,000	1,044
5.625% due 10/01/2026		500	533

Chesapeake Energy Corp.
8.000% due 01/15/2025 (k)		1,500	1,091
8.000% due 03/15/2026		1,007	695

Chobani LLC
7.500% due 04/15/2025		2,000	1,925

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		2,000	2,202

CMA CGM S.A.
6.500% due 07/15/2022	EUR	1,000	857

CNX Midstream Partners LP
6.500% due 03/15/2026		$1,000	928

Colfax Corp.
6.000% due 02/15/2024		500	531
6.375% due 02/15/2026		250	269

CommScope Technologies LLC
6.000% due 06/15/2025		1,500	1,361

CommScope, Inc.
5.500% due 03/01/2024		500	517
5.500% due 06/15/2024		1,000	945
6.000% due 03/01/2026		625	650
8.250% due 03/01/2027		575	562

Community Health Systems, Inc.
5.125% due 08/01/2021		2,000	2,002
6.250% due 03/31/2023		1,500	1,496

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 02/01/2022		$500	$382
8.000% due 03/15/2026		500	500
8.125% due 06/30/2024		1,000	800
8.625% due 01/15/2024		750	776

Connect Finco SARL
6.750% due 10/01/2026 (a)		1,000	1,020

Constellium SE
5.750% due 05/15/2024		1,000	1,030

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)		875	885

Core & Main LP
6.125% due 08/15/2025		5,000	5,012

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026		4,000	3,950

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)		2,000	0

Coty, Inc.
6.500% due 04/15/2026		2,000	1,945

Covey Park Energy LLC
7.500% due 05/15/2025		2,000	1,610

CPG Merger Sub LLC
8.000% due 10/01/2021		4,750	4,762

CSC Holdings LLC
5.125% due 12/15/2021		1,000	1,001
5.250% due 06/01/2024		2,000	2,155
5.500% due 05/15/2026		1,000	1,055
5.750% due 01/15/2030		1,250	1,308
6.500% due 02/01/2029		1,000	1,113

Dell International LLC
5.875% due 06/15/2021		1,000	1,017

Dell, Inc.
7.100% due 04/15/2028		1,000	1,160

Denbury Resources, Inc.
5.500% due 05/01/2022		268	141
7.750% due 02/15/2024		1,414	1,103

Diamond BC BV
5.625% due 08/15/2025	EUR	4,000	3,989

Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043		$500	234
5.700% due 10/15/2039		750	368
7.875% due 08/15/2025		1,000	790

Diamond Resorts International, Inc.
7.750% due 09/01/2023		1,000	1,034
10.750% due 09/01/2024		750	776

Diamond Sports Group LLC
5.375% due 08/15/2026		1,750	1,820
6.625% due 08/15/2027		1,500	1,558

Digicel Group Two Ltd. (7.125% Cash and 2.000% PIK)
9.125% due 04/01/2024 (b)		1,506	158

DISH DBS Corp.
5.000% due 03/15/2023		1,000	1,014
5.875% due 07/15/2022		1,000	1,044
5.875% due 11/15/2024		1,000	995
6.750% due 06/01/2021		1,000	1,055
7.750% due 07/01/2026		1,500	1,532

DKT Finance ApS
9.375% due 06/17/2023		1,500	1,618

Dun & Bradstreet Corp.
6.875% due 08/15/2026		1,000	1,092
10.250% due 02/15/2027		1,750	1,942

Eagle Holding Co. LLC (7.625% Cash or 8.375% PIK)
7.625% due 05/15/2022 (b)		2,000	2,020

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (b)		2,000	2,020

Eldorado Resorts, Inc.
6.000% due 04/01/2025		1,000	1,057
6.000% due 09/15/2026		750	825

Element Solutions, Inc.
5.875% due 12/01/2025		2,000	2,103

Endo Dac
6.000% due 07/15/2023		1,228	759
6.000% due 02/01/2025		1,750	1,037

Energizer Gamma Acquisition BV
4.625% due 07/15/2026	EUR	1,000	1,156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Envision Healthcare Corp.
8.750% due 10/15/2026		$4,250	$2,614

Extraction Oil & Gas, Inc.
5.625% due 02/01/2026		500	309

F-Brasile SpA
7.375% due 08/15/2026		1,000	1,045

First Quantum Minerals Ltd.
7.250% due 04/01/2023		1,000	990
7.500% due 04/01/2025		750	743

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		2,500	2,293
7.875% due 07/15/2026		1,000	920

Freeport-McMoRan, Inc.
3.875% due 03/15/2023		1,500	1,515
5.000% due 09/01/2027		750	749
5.250% due 09/01/2029		500	500
5.400% due 11/14/2034		2,250	2,149

GCP Applied Technologies, Inc.
5.500% due 04/15/2026		2,000	2,050

Getty Images, Inc.
9.750% due 03/01/2027		1,500	1,518

Golden Entertainment, Inc.
7.625% due 04/15/2026		1,375	1,440

Golden Nugget, Inc.
6.750% due 10/15/2024		2,000	2,055

Gulfport Energy Corp.
6.375% due 05/15/2025		1,000	715
6.625% due 05/01/2023		1,000	785

H-Food Holdings LLC
8.500% due 06/01/2026		4,250	3,198

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		1,500	1,461

HCA Healthcare, Inc.
6.250% due 02/15/2021		3,000	3,149

HCA, Inc.
5.375% due 02/01/2025		1,500	1,642
7.500% due 02/15/2022		2,000	2,222

Hercule Debtco SARL (6.750% Cash or 7.500% PIK)
6.750% due 06/30/2024 (b)	EUR	2,000	1,973

High Ridge Brands Co.
8.875% due 03/15/2025		$1,750	158

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		1,500	1,579

iHeartCommunications, Inc.
6.375% due 05/01/2026		250	272
8.375% due 05/01/2027		550	597

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	625	707

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)		1,500	1,686

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		625	697

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		$1,000	985

Indigo Natural Resources LLC
6.875% due 02/15/2026		1,000	906

Informatica LLC
7.125% due 07/15/2023		2,000	2,040

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		1,500	1,395

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		1,500	1,407
8.500% due 10/15/2024		1,500	1,515
9.750% due 07/15/2025		1,250	1,312

International Game Technology PLC
6.250% due 02/15/2022		2,000	2,121
6.500% due 02/15/2025		2,000	2,230

IQVIA, Inc.
2.250% due 01/15/2028	EUR	1,750	1,948
5.000% due 10/15/2026		$3,000	3,154

Jagged Peak Energy LLC
5.875% due 05/01/2026		1,000	1,007

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jaguar Holding Co.
6.375% due 08/01/2023		$3,000	$3,109

Jeld-Wen, Inc.
4.625% due 12/15/2025		3,000	3,019
4.875% due 12/15/2027		1,000	993

KFC Holding Co.
5.250% due 06/01/2026		1,000	1,061

Kinetic Concepts, Inc.
12.500% due 11/01/2021		6,000	6,390

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		3,000	2,655

La Financiere Atalian SASU
5.125% due 05/15/2025	EUR	1,625	1,299

LABL Escrow Issuer LLC
6.750% due 07/15/2026		$1,000	1,042
10.500% due 07/15/2027		750	759

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024		1,000	1,057
4.875% due 11/01/2026		2,000	2,105

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		500	150
5.750% due 08/01/2022		750	285

Mattel, Inc.
6.750% due 12/31/2025		1,500	1,569

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024		1,500	1,552
7.250% due 04/15/2025		500	475

Merlin Entertainments PLC
5.750% due 06/15/2026		1,750	1,817

MGM Resorts International
5.750% due 06/15/2025		1,000	1,106
6.000% due 03/15/2023		1,750	1,932
6.625% due 12/15/2021		1,250	1,359
7.750% due 03/15/2022		2,000	2,243

MPH Acquisition Holdings LLC
7.125% due 06/01/2024		3,000	2,779

N&W Global Vending SpA
10.500% due 10/15/2023 (i)	EUR	2,000	2,277

Nabors Industries, Inc.
5.750% due 02/01/2025		$2,000	1,490

Netflix, Inc.
4.875% due 04/15/2028		2,000	2,040
5.875% due 11/15/2028		1,000	1,089
6.375% due 05/15/2029		1,000	1,105

NEW Look Financing PLC (12.000% Cash or 14.000% PIK)
12.000% due 05/03/2024 (b)(i)	GBP	379	361

Nexstar Escrow, Inc.
5.625% due 07/15/2027		$1,000	1,050

Nidda BondCo GmbH
5.000% due 09/30/2025	EUR	3,000	3,363

Nielsen Finance LLC
5.000% due 04/15/2022		$2,000	2,016

Noble Holding International Ltd.
7.875% due 02/01/2026		1,500	1,087

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (b)	EUR	1,628	1,677

Novelis Corp.
5.875% due 09/30/2026		$2,000	2,102
6.250% due 08/15/2024		2,000	2,095

NVA Holdings, Inc.
6.875% due 04/01/2026		2,500	2,666

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		8,000	7,854

Pacific Drilling SA
8.375% due 10/01/2023		1,750	1,477

Pactiv LLC
7.950% due 12/15/2025		2,000	2,190

PDC Energy, Inc.
5.750% due 05/15/2026		1,500	1,481

PetSmart, Inc.
5.875% due 06/01/2025		835	835
7.125% due 03/15/2023		2,000	1,890

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pinnacle Operating Corp.
9.000% due 05/15/2023		$494	$178

Pizzaexpress Financing PLC
6.625% due 08/01/2021	GBP	1,000	1,033

Platin GmbH
5.375% due 06/15/2023	EUR	1,000	1,031

Post Holdings, Inc.
5.000% due 08/15/2026		$3,000	3,123
5.625% due 01/15/2028		1,000	1,064
5.750% due 03/01/2027		2,000	2,130

Prime Security Services Borrower LLC
5.250% due 04/15/2024		1,000	1,029
9.250% due 05/15/2023		710	748

Rackspace Hosting, Inc.
8.625% due 11/15/2024		1,000	925

Radiate Holdco LLC
6.875% due 02/15/2023		2,000	2,067

Range Resources Corp.
5.000% due 08/15/2022		1,000	943
5.000% due 03/15/2023		500	439

RBS Global, Inc.
4.875% due 12/15/2025		2,500	2,581

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,500	1,765
6.875% due 11/15/2026		2,000	2,446
8.250% due 11/15/2026		$1,250	1,383

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		750	804

Revlon Consumer Products Corp.
6.250% due 08/01/2024		1,500	803

Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		2,000	2,076

Rite Aid Corp.
6.125% due 04/01/2023		1,000	797

Rowan Cos., Inc.
4.875% due 06/01/2022		500	380
5.850% due 01/15/2044		1,000	435

Scientific Games International, Inc.
5.500% due 02/15/2026	EUR	1,000	1,085
6.250% due 09/01/2020		$1,000	1,007
10.000% due 12/01/2022		1,091	1,139

Sensata Technologies BV
4.875% due 10/15/2023		1,000	1,057

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,605

ServiceMaster Co. LLC
7.450% due 08/15/2027		2,000	2,250

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,875	2,029
7.875% due 05/15/2026		$1,000	1,003

Simmons Foods, Inc.
5.750% due 11/01/2024		1,250	1,225

Sotera Health Holdings LLC
6.500% due 05/15/2023		3,000	3,071

Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)		4,000	4,015

Southwestern Energy Co.
7.500% due 04/01/2026		2,000	1,750

Spectrum Brands, Inc.
5.750% due 07/15/2025		1,000	1,048

SPX FLOW, Inc.
5.875% due 08/15/2026		2,500	2,625

SRC Energy, Inc.
6.250% due 12/01/2025		1,250	1,244

Standard Industries, Inc.
5.000% due 02/15/2027		1,500	1,557
5.375% due 11/15/2024		1,000	1,034
6.000% due 10/15/2025		2,000	2,107

Staples, Inc.
7.500% due 04/15/2026		2,000	2,066
10.750% due 04/15/2027		750	773

Starfruit Finco BV
6.500% due 10/01/2026	EUR	2,000	2,229
8.000% due 10/01/2026		$1,250	1,253

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stars Group Holdings BV
7.000% due 07/15/2026		$750	$801

Sunoco LP
4.875% due 01/15/2023		500	514
5.500% due 02/15/2026		500	523

Sunshine Mid BV
6.500% due 05/15/2026	EUR	1,500	1,724

T-Mobile USA, Inc.
4.750% due 02/01/2028		$1,000	1,050
6.500% due 01/15/2026		2,000	2,155

Team Health Holdings, Inc.
6.375% due 02/01/2025		2,750	1,914

TEGNA, Inc.
4.875% due 09/15/2021		750	753
5.000% due 09/15/2029		750	759
5.500% due 09/15/2024		1,000	1,035

Tempo Acquisition LLC
6.750% due 06/01/2025		2,500	2,587

Tenet Healthcare Corp.
5.125% due 05/01/2025		1,000	1,016
6.750% due 06/15/2023		2,000	2,108
6.875% due 11/15/2031		1,000	915
7.000% due 08/01/2025		1,000	1,020
8.125% due 04/01/2022		3,000	3,259

Top Gun Realisations PLC
6.500% due 07/01/2022 ^«(c)	GBP	1,000	0

TransDigm, Inc.
6.000% due 07/15/2022		$1,000	1,017
6.375% due 06/15/2026		1,000	1,055
6.500% due 07/15/2024		1,500	1,552

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,780	1,798

Transocean, Inc.
6.800% due 03/15/2038		1,750	1,085
7.250% due 11/01/2025		2,000	1,770
7.500% due 04/15/2031		1,500	1,065

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		1,500	1,474

Triumph Group, Inc.
4.875% due 04/01/2021		1,000	1,002
5.250% due 06/01/2022		1,000	1,000
6.250% due 09/15/2024		375	391
7.750% due 08/15/2025		500	506

Trivium Packaging Finance BV
8.500% due 08/15/2027		1,500	1,626

U.S. Foods, Inc.
5.875% due 06/15/2024		2,000	2,067

Uber Technologies, Inc.
7.500% due 09/15/2027		1,500	1,500

United Rentals North America, Inc.
5.500% due 07/15/2025		2,000	2,088

Univision Communications, Inc.
5.125% due 02/15/2025		3,000	2,932

UPC Holding BV
3.875% due 06/15/2029	EUR	1,000	1,149

UPCB Finance Ltd.
5.375% due 01/15/2025		$1,000	1,032

Valaris PLC
5.750% due 10/01/2044		1,000	430
7.750% due 02/01/2026		500	270

Viking Cruises Ltd.
5.875% due 09/15/2027		1,750	1,859

Virgin Media Finance PLC
6.000% due 10/15/2024		1,000	1,034

Virgin Media Secured Finance PLC
5.250% due 01/15/2026		2,750	2,836
5.500% due 05/15/2029		1,000	1,045

VOC Escrow Ltd.
5.000% due 02/15/2028		1,000	1,038

Waste Pro USA, Inc.
5.500% due 02/15/2026		2,000	2,072

West Street Merger Sub, Inc.
6.375% due 09/01/2025		5,000	4,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Williams Scotsman International, Inc.
6.875% due 08/15/2023	$1,750	$1,837

WMG Acquisition Corp.
5.500% due 04/15/2026	2,000	2,105

WPX Energy, Inc.
5.250% due 10/15/2027	500	505
8.250% due 08/01/2023	750	848

Wynn Las Vegas LLC
5.250% due 05/15/2027	1,000	1,029
5.500% due 03/01/2025	1,000	1,052

Wynn Resorts Finance LLC
5.125% due 10/01/2029	750	787

Yum! Brands, Inc.
6.875% due 11/15/2037	1,000	1,125

Ziggo Bond Co. BV
6.000% due 01/15/2027	2,000	2,097

Ziggo BV
5.500% due 01/15/2027	3,000	3,142

		488,973

UTILITIES 7.4%

Blue Racer Midstream LLC
6.125% due 11/15/2022	2,250	2,273

Calpine Corp.
5.375% due 01/15/2023	1,500	1,523
5.750% due 01/15/2025	1,000	1,029

CenturyLink, Inc.
5.800% due 03/15/2022	2,500	2,647
6.450% due 06/15/2021	1,000	1,053

CrownRock LP
5.625% due 10/15/2025	1,675	1,692

Endeavor Energy Resources LP
5.500% due 01/30/2026	1,000	1,045
5.750% due 01/30/2028	1,000	1,068

EP Energy LLC
7.750% due 05/15/2026 ^(c)	1,000	755

Frontier Communications Corp.
10.500% due 09/15/2022	1,000	463
11.000% due 09/15/2025	500	228

Genesis Energy LP
6.000% due 05/15/2023	1,000	1,009

Great Western Petroleum LLC
9.000% due 09/30/2021	750	656

Jonah Energy LLC
7.250% due 10/15/2025	1,000	345

NRG Energy, Inc.
6.625% due 01/15/2027	2,000	2,174

Parsley Energy LLC
5.250% due 08/15/2025	3,000	3,059

Sprint Capital Corp.
8.750% due 03/15/2032	2,000	2,472

Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,130
7.000% due 08/15/2020	1,000	1,035

Sprint Corp.
7.125% due 06/15/2024	1,000	1,080
7.250% due 09/15/2021	1,000	1,070
7.625% due 02/15/2025	1,500	1,654
7.875% due 09/15/2023	4,000	4,404

Talen Energy Supply LLC
7.250% due 05/15/2027	750	766

Targa Resources Partners LP
5.250% due 05/01/2023	1,500	1,517
5.875% due 04/15/2026	2,000	2,120
6.500% due 07/15/2027	250	273
6.875% due 01/15/2029	625	684

Telecom Italia Capital S.A.
6.375% due 11/15/2033	2,000	2,210

Telecom Italia SpA
5.303% due 05/30/2024	2,000	2,164

TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	1,025
5.000% due 01/31/2028	1,500	1,567

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vistra Energy Corp.
7.625% due 11/01/2024	$1,632	$1,703

		48,893

Total Corporate Bonds & Notes (Cost $580,201)		576,038

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Denbury Resources, Inc.
6.375% due 12/31/2024	402	238

UTILITIES 0.0%

CHC Group LLC
0.000% due 10/01/2020 (f)(i)	538	161

Total Convertible Bonds & Notes (Cost $957)		399

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Notes
2.250% due 11/15/2024	14,600	15,085

Total U.S. Treasury Obligations (Cost $15,096)		15,085

	SHARES
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (d)	51,501	129

iHeartMedia, Inc.	38	1

iHeartMedia, Inc. ‘A’ (d)	2,804	42

		172

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)	294,527	1

New Look Retails Holdings Ltd. «(i)	2,502,987	62

		63

ENERGY 0.0%

CHC Group LLC «(d)	10,468	11

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%

DB Investors, Inc. «(i)	1,620	$8

HEALTH CARE 0.1%

Advanz Pharma Corp.	5,394	66

NVHL S.A. ‘A’ «(d)(i)	21,410	38

NVHL S.A. ‘B’ «(d)(i)	21,410	38

NVHL S.A. ‘C’ «(d)(i)	21,410	38

NVHL S.A. ‘D’ «(d)(i)	21,410	37

NVHL S.A. ‘E’ «(d)(i)	21,410	37

NVHL S.A. ‘F’ «(d)(i)	21,410	37

NVHL S.A. ‘G’ «(d)(i)	21,410	37

NVHL S.A. ‘H’ «(d)(i)	21,410	37

NVHL S.A. ‘I’ «(d)(i)	21,410	37

NVHL S.A. ‘J’ «(d)(i)	21,410	37

		439

MATERIALS 0.0%

Hexion Holdings Corp. (d)(i)	13,610	153

Total Common Stocks (Cost $4,930)		846

	PRINCIPAL AMOUNT (000S)
WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc.	$18,264	274

FINANCIALS 0.0%

DB Investors, Inc. - Exp. 01/18/2024 «(i)	4,630	0

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	517,500	254

Total Warrants (Cost $441)		528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PREFERRED SECURITIES 0.5%

INDUSTRIALS 0.5%

Pinnacle Agriculture Holdings LLC
3.000% «(i)	$505,811	$0

Sequa Corp. (12.000% PIK)
12.000% «(b)	2,927	3,239

Total Preferred Securities (Cost $2,624)		3,239

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (j) 0.0%
		209

U.S. TREASURY BILLS 0.1%
1.949% due 10/22/2019 - 11/07/2019 (e)(f)	1,027	1,026

Total Short-Term Instruments (Cost $1,235)		1,235

Total Investments in Securities (Cost $610,256)		600,359

	SHARES
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%

PIMCO Short-Term Floating NAV Portfolio III	5,340,825	52,837

Total Short-Term Instruments (Cost $52,786)		52,837

Total Investments in Affiliates (Cost $52,786)		52,837

Total Investments 98.6% (Cost $663,042)		$653,196

Financial Derivative Instruments (l)(m) 0.1% (Cost or Premiums, net $738)		941

Other Assets and Liabilities, net 1.3%		8,709

Net Assets 100.0%		$662,846

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CHC Group LLC 0.000% due 10/01/2020	02/02/2017	$485	$161	0.02%
DB Investors, Inc.	06/28/2019	7	8	0.00
DB Investors, Inc. - Exp. 01/18/2024	06/28/2019	0	0	0.00
Hexion Holdings Corp.	01/05/2017	394	153	0.02
N&W Global Vending SpA 10.500% due 10/15/2023	10/07/2016	2,165	2,277	0.34
NEW Look Financing PLC (12.000% Cash or 14.000% PIK) 12.000% due 05/03/2024	05/02/2019	494	361	0.05
NVHL S.A. ‘A’	03/09/2012	69	38	0.01
NVHL S.A. ‘B’	03/09/2012	69	38	0.01
NVHL S.A. ‘C’	03/09/2012	69	38	0.01
NVHL S.A. ‘D’	03/09/2012	69	37	0.00
NVHL S.A. ‘E’	03/09/2012	70	37	0.00
NVHL S.A. ‘F’	03/09/2012	70	37	0.00
NVHL S.A. ‘G’	03/09/2012	70	37	0.01
NVHL S.A. ‘H’	03/09/2012	70	37	0.01
NVHL S.A. ‘I’	03/09/2012	70	37	0.01
NVHL S.A. ‘J’	03/09/2012	70	37	0.01
New Look Retails Holdings Ltd.	05/02/2019	85	62	0.01
Pinnacle Agriculture Holdings LLC 3.000%	09/13/2013	324	0	0.00

		$4,650	$3,395	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$209	U.S. Treasury Notes 2.250% due 03/31/2021	$(217)	$209	$209

Total Repurchase Agreements						$(217)	$209	$209

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
SBI	0.000%	08/15/2019	TBD	(3)	$(1,396)	$(1,396)

Total Reverse Repurchase Agreements						$(1,396)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$209	$0	$0	$209	$(217)	$(8)
SBI	0	(1,396)	0	(1,396)	1,371	(25)

Total Borrowings and Other Financing Transactions	$209	$(1,396)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,396)	$(1,396)

Total Borrowings	$0	$0	$0	$(1,396)	$(1,396)

Payable for reverse repurchase agreements					$(1,396)

(k)	Securities with an aggregate market value of $1,091 and cash of $280 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(928) at a weighted average interest rate of 0.000%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$12,375	$823	$69	$892	$28	$0

Total Swap Agreements					$823	$69	$892	$28	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$28	$28	$0	$0	$0	$0

Cash of $1,155 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	10/2019		$41,904	EUR	38,325	$0	$(132)
	11/2019	EUR	38,324		$42,006	131	0

SCX	10/2019		38,325		42,531	759	0

SOG	10/2019	GBP	1,194		1,460	0	(8)

Total Forward Foreign Currency Contracts						$890	$(140)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	$5,000	$(31)	$156	$125	$0
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	10,000	(54)	92	38	0

Total Swap Agreements								$(85)	$248	$163	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BRC	$131	$0	$163	$294	$(132)	$0	$0	$(132)	$162	$(130)	$32
SCX	759	0	0	759	0	0	0	0	759	(520)	239
SOG	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)

Total Over the Counter	$890	$0	$163	$1,053	$(140)	$0	$0	$(140)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$28	$0	$0	$0	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$890	$0	$890
Swap Agreements	0	0	0	0	163	163

	$0	$0	$0	$890	$163	$1,053

	$0	$28	$0	$890	$163	$1,081

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$140	$0	$140

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$825	$0	$0	$16	$841

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,265	$0	$3,265
Swap Agreements	0	0	0	0	641	641

	$0	$0	$0	$3,265	$641	$3,906

	$0	$825	$0	$3,265	$657	$4,747

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(603)	$0	$0	$0	$(603)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(376)	$0	$(376)
Swap Agreements	0	0	0	0	(227)	(227)

	$0	$0	$0	$(376)	$(227)	$(603)

	$0	$(603)	$0	$(376)	$(227)	$(1,206)

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,989	$0	$2,989
Corporate Bonds & Notes
Banking & Finance	0	38,172	0	38,172
Industrials	0	488,973	0	488,973
Utilities	0	48,893	0	48,893
Convertible Bonds & Notes
Industrials	0	238	0	238
Utilities	0	161	0	161
U.S. Treasury Obligations	0	15,085	0	15,085
Common Stocks
Communication Services	171	1	0	172
Consumer Discretionary	1	0	62	63
Energy	0	0	11	11
Financials	0	0	8	8
Health Care	0	66	373	439
Materials	153	0	0	153
Warrants
Communication Services	0	274	0	274
Materials	0	0	254	254
Preferred Securities
Industrials	0	0	3,239	3,239
Short-Term Instruments
Repurchase Agreements	0	209	0	209
U.S. Treasury Bills	0	1,026	0	1,026

	$325	$596,087	$3,947	$600,359

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,837	$0	$0	$52,837

Total Investments	$53,162	$596,087	$3,947	$653,196

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	28	0	28
Over the counter	0	1,053	0	1,053

	$0	$1,081	$0	$1,081

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(140)	$0	$(140)

Total Financial Derivative Instruments	$0	$941	$0	$941

Totals	$53,162	$597,028	$3,947	$654,137

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Schedule of Investments PIMCO Long-Term Credit Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.7%

AECOM Technology Corp.
3.804% (LIBOR03M + 1.750%) due 03/13/2025 ~		$884	$889

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		4,800	4,797

Ancestry.com Operations, Inc.
6.300% (LIBOR03M + 4.250%) due 08/27/2026 ~		998	992

Aramark Services, Inc.
3.794% (LIBOR03M + 1.750%) due 03/11/2025 ~		466	468

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(j)		8,451	8,677

Brand Energy & Infrastructure Services, Inc.
6.354% - 6.521% (LIBOR03M + 4.250%) due 06/21/2024 ~		2,933	2,870

Caesars Resort Collection LLC
4.794% (LIBOR03M + 2.750%) due 12/22/2024 ~		4,618	4,593

Citadel Securities LP
5.544% (LIBOR03M + 3.500%) due 02/27/2026 «~		3,284	3,288

CommScope, Inc.
5.294% (LIBOR03M + 3.250%) due 04/06/2026 ~		1,700	1,697

CSC Holdings LLC
4.528% (LIBOR03M + 2.500%) due 01/25/2026 ~		1,679	1,683

Dell International LLC
4.044% (LIBOR03M + 2.000%) due 09/19/2025 ~		288	285

Delos Finance SARL
3.854% (LIBOR03M + 1.750%) due 10/06/2023 ~		7,500	7,535

Diamond Resorts Corp.
5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~		3,771	3,680

Diamond Sports Group LLC
5.300% (LIBOR03M + 3.250%) due 08/24/2026 ~		5,000	5,034

E.W. Scripps Co.
4.794% (LIBOR03M + 2.750%) due 05/01/2026 ~		896	898

Envision Healthcare Corp.
5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,787	1,462

Intelsat Jackson Holdings S.A.
5.804% (LIBOR03M + 3.750%) due 11/27/2023 ~		1,200	1,204

Level 3 Financing, Inc.
4.294% (LIBOR03M + 2.250%) due 02/22/2024 ~		500	501

MGM Resorts International
4.044% (LIBOR03M + 2.000%) due 12/21/2023 «~		800	800

MH Sub LLC
5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~		4,631	4,604

NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~		2,878	2,822

Nielsen Finance LLC
4.042% (LIBOR03M + 2.000%) due 10/04/2023 ~		389	389

Norwegian Air Shuttle
4.100% (LIBOR03M + 2.000%) due 06/24/2026 «~(j)		12,710	12,238
6.600% (LIBOR03M + 4.500%) due 06/24/2021 «~(j)		5,328	5,278

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	1,586	1,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PG&E Corp.
1.125% due 12/31/2020 µ	$700	$704
4.320% (LIBOR03M + 2.250%) due 12/31/2020 ~µ	2,100	2,113

SS&C Technologies Holdings Europe SARL
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~	873	878

SS&C Technologies, Inc.
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~	1,322	1,329

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	5,000	4,988

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	6,700	6,776

TEX Operations Co. LLC
4.044% (LIBOR03M + 2.000%) due 08/04/2023 ~	4,444	4,410

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~	5,600	5,597
3.160% (LIBOR03M + 0.830%) due 03/29/2021 «~	11,000	11,002

Traverse Midstream Partners LLC
6.050% (LIBOR03M + 4.000%) due 09/27/2024 «~	359	319

U.S. Foods, Inc.
4.044% (LIBOR03M + 2.000%) due 06/27/2023 ~	495	497

Westmoreland Mining Holdings LLC
10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~	735	742

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)	2,038	1,549

WR Grace & Co.
3.854% (LIBOR03M + 1.750%) due 04/03/2025 ~	693	697

Total Loan Participations and Assignments (Cost $122,253)		120,011

CORPORATE BONDS & NOTES 80.0%

BANKING & FINANCE 28.4%

Air Lease Corp.
4.250% due 02/01/2024	290	307
4.625% due 10/01/2028	600	662

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031	2,200	2,296
4.700% due 07/01/2030	700	812
4.850% due 04/15/2049	700	866

Allstate Corp.
6.500% due 05/15/2067 •	1,400	1,706

Ally Financial, Inc.
8.000% due 11/01/2031	4,300	5,962

American Express Co.
4.050% due 12/03/2042	82	95

American Financial Group, Inc.
4.500% due 06/15/2047	7,700	8,382

American Homes 4 Rent LP
4.250% due 02/15/2028	1,800	1,944
4.900% due 02/15/2029	300	341

American International Group, Inc.
4.375% due 01/15/2055	13,200	14,140
5.750% due 04/01/2048 •	600	643

American Tower Corp.
3.125% due 01/15/2027	6,300	6,431
3.375% due 10/15/2026	4,800	5,002
3.700% due 10/15/2049 (b)	1,500	1,496
3.800% due 08/15/2029	11,400	12,195

Arch Capital Finance LLC
5.031% due 12/15/2046	500	625

AvalonBay Communities, Inc.
3.900% due 10/15/2046	7,100	8,007

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aviation Capital Group LLC
4.875% due 10/01/2025		$4,500	$4,880

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,600	1,706
5.000% due 04/20/2048		4,175	4,510

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,193

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	800	925
6.750% due 02/18/2020 •(h)(i)		12,200	13,564
8.875% due 04/14/2021 •(h)(i)		3,000	3,622

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(h)(i)		$1,200	1,220

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	EUR	9,700	11,180

Bank of America Corp.
3.593% due 07/21/2028 •		$7,200	7,618
3.824% due 01/20/2028 •		95	102
3.946% due 01/23/2049 •		265	298
4.244% due 04/24/2038 •		185	212
4.330% due 03/15/2050 •		60	71
4.443% due 01/20/2048 •		100	119
5.125% due 06/20/2024 •(h)		10,800	11,205
5.875% due 03/15/2028 •(h)		21,900	23,729
7.750% due 05/14/2038		7,700	11,727

Bank of America N.A.
6.000% due 10/15/2036		1,200	1,647

Barclays Bank PLC
7.625% due 11/21/2022 (i)		200	221

Barclays PLC
3.650% due 03/16/2025		4,400	4,514
4.375% due 01/12/2026		5,000	5,287
5.250% due 08/17/2045		2,900	3,287
7.125% due 06/15/2025 •(h)(i)	GBP	5,300	6,918
7.875% due 09/15/2022 •(h)(i)		800	1,048
8.000% due 12/15/2020 •(h)(i)	EUR	10,000	11,676

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		$2,400	2,817
4.250% due 01/15/2049		70	83

BGC Partners, Inc.
5.375% due 07/24/2023		3,300	3,528

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049		2,500	2,457

BNP Paribas S.A.
7.000% due 08/16/2028 •(h)(i)		3,100	3,415

Brighthouse Financial, Inc.
4.700% due 06/22/2047		6,200	5,545

Brixmor Operating Partnership LP
4.125% due 05/15/2029		1,200	1,283

Brookfield Finance, Inc.
4.700% due 09/20/2047		5,000	5,492
4.850% due 03/29/2029		1,100	1,246

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,500	1,573

Cantor Fitzgerald LP
7.875% due 10/15/2019		6,030	6,042

Carlyle Finance LLC
5.650% due 09/15/2048		3,100	3,667

CBL & Associates LP
5.950% due 12/15/2026		700	495

Charles Schwab Corp.
5.000% due 12/01/2027 •(h)		2,500	2,548

China Evergrande Group
6.250% due 06/28/2021		2,600	2,348
7.000% due 03/23/2020		6,000	5,901

Chubb INA Holdings, Inc.
4.350% due 11/03/2045		85	105

Citigroup, Inc.
3.200% due 10/21/2026		11,200	11,573
3.400% due 05/01/2026		1,000	1,046
3.668% due 07/24/2028 •		205	217
3.887% due 01/10/2028 •		55	59
4.650% due 07/30/2045		63	76
4.750% due 05/18/2046		7,200	8,404
5.950% due 05/15/2025 •(h)		7,000	7,417

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.300% due 05/15/2024 •(h)		$2,550	$2,711
8.125% due 07/15/2039		2,900	4,744

Cleveland Clinic Foundation
4.858% due 01/01/2114		45	59

CME Group, Inc.
4.150% due 06/15/2048		1,825	2,189

CNA Financial Corp.
3.900% due 05/01/2029		2,500	2,704

CoBank ACB
6.250% due 10/01/2026 •(h)		3,700	3,968

Commonwealth Bank of Australia
3.743% due 09/12/2039 (i)		3,800	3,781

Cooperatieve Rabobank UA
5.250% due 05/24/2041		75	103
5.500% due 06/29/2020 •(h)(i)	EUR	7,300	8,210
6.625% due 06/29/2021 •(h)(i)		4,600	5,476

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		$3,000	3,008
7.500% due 03/09/2020		5,500	5,585

Credit Agricole S.A.
7.500% due 06/23/2026 •(h)(i)	GBP	400	579

Credit Suisse AG
6.500% due 08/08/2023 (i)		$7,675	8,566

Credit Suisse Group AG
3.869% due 01/12/2029 •		750	791
4.282% due 01/09/2028		1,450	1,560
6.250% due 12/18/2024 •(h)(i)		2,000	2,121
6.375% due 08/21/2026 •(h)(i)		2,400	2,490
7.250% due 09/12/2025 •(h)(i)		18,200	19,490

Crown Castle International Corp.
3.800% due 02/15/2028		2,800	2,981
4.000% due 03/01/2027		200	216
4.300% due 02/15/2029		605	669
4.750% due 05/15/2047		2,650	3,085
5.200% due 02/15/2049		9,248	11,499

CubeSmart LP
4.375% due 02/15/2029		1,900	2,086

CVS Pass-Through Trust
4.704% due 01/10/2036		1,580	1,716

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(h)		8,250	8,334

Deutsche Bank AG
4.250% due 10/14/2021		7,300	7,408

Digital Realty Trust LP
3.600% due 07/01/2029		5,000	5,210
4.450% due 07/15/2028		3,400	3,763

Discover Bank
3.450% due 07/27/2026		2,000	2,064

Discover Financial Services
5.500% due 10/30/2027 •(h)		3,000	3,047

Doctors Co.
6.500% due 10/15/2023		10,150	10,909

E*TRADE Financial Corp.
3.800% due 08/24/2027		1,400	1,462
4.500% due 06/20/2028		800	872

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	8,567	9,186

EPR Properties
3.750% due 08/15/2029		$3,200	3,205
4.500% due 06/01/2027		1,567	1,665
4.950% due 04/15/2028		100	109

ERP Operating LP
4.500% due 07/01/2044		3,040	3,657
4.500% due 06/01/2045		1,200	1,445

Essex Portfolio LP
3.375% due 04/15/2026		5,600	5,857

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		2,500	2,707

Farmers Exchange Capital
5.454% due 10/15/2054 •		10,200	11,768

Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	7,327

Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,338

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First American Financial Corp.
4.300% due 02/01/2023		$900	$935

First Republic Bank
4.625% due 02/13/2047		2,000	2,305

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,100	6,406

FMR LLC
6.450% due 11/15/2039		4,500	6,413

Ford Motor Credit Co. LLC
2.343% due 11/02/2020		800	795
3.099% (US0003M + 0.810%) due 04/05/2021 ~		3,890	3,846
3.336% due 03/18/2021		2,500	2,512
3.374% (US0003M + 1.270%) due 03/28/2022 ~		1,100	1,085
3.550% due 10/07/2022		4,300	4,303
5.584% due 03/18/2024		8,100	8,621
5.596% due 01/07/2022		200	210

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,400	1,442
6.750% due 03/15/2022		3,300	3,457

Freedom Mortgage Corp.
8.250% due 04/15/2025		4,100	3,782

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	5,104

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		30,454	31,997

General Motors Financial Co., Inc.
4.000% due 10/06/2026		40	41

GLP Capital LP
4.000% due 01/15/2030		5,000	5,050
5.300% due 01/15/2029		3,600	3,981

Goldman Sachs Group, Inc.
3.500% due 11/16/2026		365	380
3.691% due 06/05/2028 •		55	58
3.750% due 05/22/2025		1,956	2,073
3.750% due 02/25/2026		6,200	6,565
3.814% due 04/23/2029 •		25	27
4.017% due 10/31/2038 •		23,500	25,331
4.223% due 05/01/2029 •		2,700	2,948

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	3,949

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	3,846

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		3,903	4,950

Harborwalk Funding Trust
5.077% due 02/15/2069 •		2,500	3,020

Hartford Financial Services Group, Inc.
4.283% due 02/12/2067 •		2,900	2,470

HCP, Inc.
3.500% due 07/15/2029		80	83

High Street Funding Trust
4.682% due 02/15/2048		1,500	1,712

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	2,058

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(h)	GBP	400	655

HSBC Capital Funding LP
10.176% due 06/30/2030 •(h)		$4,800	7,780

HSBC Holdings PLC
3.600% due 05/25/2023		3,000	3,121
3.803% due 03/11/2025 •		3,500	3,648
3.973% due 05/22/2030 •		15,000	16,032
4.041% due 03/13/2028 •		5,600	5,949
4.583% due 06/19/2029 •		2,090	2,320
6.500% due 09/15/2037		100	135
6.800% due 06/01/2038		220	307
7.625% due 05/17/2032		1,800	2,559

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		2,700	2,721

Intercontinental Exchange, Inc.
3.100% due 09/15/2027		600	629
4.250% due 09/21/2048		1,185	1,412

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)	EUR	600	$771

Invesco Finance PLC
5.375% due 11/30/2043		$55	66

Jefferies Finance LLC
6.250% due 06/03/2026		5,400	5,589
7.250% due 08/15/2024		1,900	1,902

Jefferies Group LLC
6.500% due 01/20/2043		2,100	2,425

JPMorgan Chase & Co.
3.149% (US0003M + 0.890%) due 07/23/2024 ~		2,500	2,511
3.176% (US0003M + 0.900%) due 04/25/2023 ~		3,000	3,019
3.509% due 01/23/2029 •		105	111
3.702% due 05/06/2030 •		5,000	5,368
3.782% due 02/01/2028 •		40	43
3.897% due 01/23/2049 •		16,000	17,804
3.964% due 11/15/2048 •		110	123
4.032% due 07/24/2048 •		30	34
5.000% due 08/01/2024 •(h)		12,200	12,551
5.736% (US0003M + 3.470%) due 10/30/2019 ~(h)		10,759	10,826
6.100% due 10/01/2024 •(h)		8,823	9,572
6.125% due 04/30/2024 •(h)		6,877	7,457
8.750% due 09/01/2030		275	410

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		700	722

Kimco Realty Corp.
3.700% due 10/01/2049		5,000	4,915
4.450% due 09/01/2047		2,000	2,212

Lazard Group LLC
4.375% due 03/11/2029		300	326

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,565

Liberty Mutual Group, Inc.
3.951% due 10/15/2050 «		900	904

Life Storage LP
4.000% due 06/15/2029		6,500	6,963

Lincoln National Corp.
4.350% due 03/01/2048		3,000	3,269

Lloyds Bank PLC
7.500% due 04/02/2032 þ		4,600	3,814

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,060	4,146
4.550% due 08/16/2028		5,600	6,168
7.875% due 06/27/2029 •(h)(i)	GBP	500	723

Loews Corp.
4.125% due 05/15/2043		$40	44

Manulife Financial Corp.
5.375% due 03/04/2046		7,300	9,610

Marsh & McLennan Cos., Inc.
4.350% due 01/30/2047		200	231
4.900% due 03/15/2049		400	502

Massachusetts Mutual Life Insurance Co.
4.900% due 04/01/2077		1,000	1,256
5.375% due 12/01/2041		45	57
8.875% due 06/01/2039		1,805	3,077

MetLife Capital Trust
7.875% due 12/15/2067		11,950	15,733

MetLife, Inc.
4.125% due 08/13/2042		30	33
4.875% due 11/13/2043		75	93

Metropolitan Life Global Funding
2.400% due 06/17/2022		4,600	4,641

MGM Growth Properties Operating Partnership LP
5.750% due 02/01/2027		1,900	2,136

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		2,200	2,513

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		200	204

Mizuho Financial Group, Inc.
2.869% due 09/13/2030 •		2,500	2,494

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
3.772% due 01/24/2029 •		$180	$193
4.000% due 07/23/2025		15,000	16,190
4.457% due 04/22/2039 •		90	105

Nationwide Building Society
3.960% due 07/18/2030 •		5,900	6,170

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	4,327

Navient Corp.
6.150% due 03/10/2021		400	397

Neuberger Berman Group LLC
4.500% due 03/15/2027		400	429
4.875% due 04/15/2045		1,700	1,782

New York Life Insurance Co.
4.450% due 05/15/2069		4,700	5,534

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		2,498	2,512
3.150% due 03/15/2021		1,000	1,010
3.650% due 09/21/2021 (j)		2,200	2,251
3.875% due 09/21/2023		5,400	5,648

Northwestern Mutual Life Insurance Co.
3.625% due 09/30/2059		9,944	10,198

Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	578

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,500	4,874

ORIX Corp.
4.050% due 01/16/2024		3,500	3,733

Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	24,432

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		6,300	6,535

PartnerRe Finance B LLC
3.700% due 07/02/2029		2,900	3,029

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,453

Physicians Realty LP
3.950% due 01/15/2028		1,900	1,992

Pine Street Trust
5.568% due 02/15/2049		3,800	4,256

Pinnacol Assurance
8.625% due 06/25/2034 «(j)		7,000	7,526

Piper Jaffray Cos.
5.200% due 10/15/2023 «(b)(j)		6,000	6,023

Progressive Corp.
4.125% due 04/15/2047		500	582

Prudential Financial, Inc.
3.700% due 03/13/2051		14,000	14,510
3.905% due 12/07/2047		44	47
3.935% due 12/07/2049		106	115
4.600% due 05/15/2044		30	35

Quicken Loans, Inc.
5.250% due 01/15/2028		2,300	2,382

Raymond James Financial, Inc.
4.950% due 07/15/2046		25	30

RBS Capital Trust
6.425% due 01/03/2034 •(h)		1,400	1,893

Regency Centers LP
4.400% due 02/01/2047		1,100	1,260
4.650% due 03/15/2049		500	603

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		5,700	5,886
4.269% due 03/22/2025 •		2,100	2,198
4.445% due 05/08/2030 •		3,900	4,180
4.892% due 05/18/2029 •		5,200	5,726
5.076% due 01/27/2030 •		4,100	4,593
7.500% due 08/10/2020 •(h)(i)		2,600	2,662
7.648% due 09/30/2031 •(h)		700	970
8.625% due 08/15/2021 •(h)(i)		2,800	3,005

Sabra Health Care LP
4.800% due 06/01/2024		1,300	1,375

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,000	3,216
6.750% due 06/24/2024 •(h)(i)	GBP	700	900
7.375% due 06/24/2022 •(h)(i)		600	782

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$11,985	$12,901

Selective Insurance Group, Inc.
5.375% due 03/01/2049		1,700	2,000

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		2,300	2,324

SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,949

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)		400	408
7.375% due 10/04/2023 •(h)(i)		4,800	5,055

Spirit Realty LP
4.450% due 09/15/2026		2,000	2,140

Standard Chartered PLC
4.305% due 05/21/2030 •		2,000	2,156

State Street Corp.
5.625% due 12/15/2023 •(h)		2,000	2,073

Stearns Holdings LLC
9.375% due 08/15/2020 ^(d)		2,502	1,207

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	6,495	8,923

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		$2,300	2,355

Sunac China Holdings Ltd.
7.350% due 07/19/2021		300	301
8.375% due 01/15/2021		5,300	5,409
8.625% due 07/27/2020		1,900	1,942

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		3,500	3,978
4.375% due 09/15/2054 •		4,000	4,189
6.850% due 12/16/2039		371	549

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	766	1,200
5.661% due 10/13/2041		49	78
5.744% due 04/13/2040		97	155
7.623% due 07/13/2039		3,224	5,817

Travelers Cos., Inc.
4.000% due 05/30/2047		$95	109
4.050% due 03/07/2048		1,000	1,153
4.100% due 03/04/2049		30	35

Trust F
6.390% due 01/15/2050		2,600	2,775
6.950% due 01/30/2044		5,300	6,181

U.S. Bancorp
5.300% due 04/15/2027 •(h)		3,600	3,861

UBS AG
7.625% due 08/17/2022 (i)		13,050	14,735

UBS Group Funding Switzerland AG
4.125% due 09/24/2025		6,600	7,137
7.000% due 02/19/2025 •(h)(i)		3,600	3,958

UDR, Inc.
4.000% due 10/01/2025		600	649
4.400% due 01/26/2029		700	789

UniCredit SpA
6.572% due 01/14/2022		2,600	2,790
6.625% due 06/03/2023 •(h)(i)	EUR	2,200	2,507

Unum Group
4.000% due 06/15/2029		$400	417
4.500% due 12/15/2049		8,100	7,783

Ventas Realty LP
4.875% due 04/15/2049		500	599

VEREIT Operating Partnership LP
3.950% due 08/15/2027		1,100	1,162
4.875% due 06/01/2026		300	333

Visa, Inc.
4.300% due 12/14/2045		175	217

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	469
5.700% due 07/15/2043		630	808

Wachovia Capital Trust
5.570% due 10/31/2019 •(h)		1,180	1,186

Washington Prime Group LP
6.450% due 08/15/2024 (l)		9,050	8,894

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WEA Finance LLC
3.750% due 09/17/2024	$1,400	$1,485

Wells Fargo & Co.
3.196% due 06/17/2027 •	5,000	5,171
3.550% due 09/29/2025	7,400	7,835
4.150% due 01/24/2029	8,715	9,659
4.400% due 06/14/2046	150	169
4.650% due 11/04/2044	70	81
5.375% due 02/07/2035	1,600	2,050
5.375% due 11/02/2043	3,100	3,920
5.889% (US0003M + 3.770%) due 12/15/2019 ~(h)	3,243	3,288
5.900% due 06/15/2024 •(h)	3,000	3,222

Wells Fargo Bank N.A.
6.600% due 01/15/2038	3,700	5,287

Welltower, Inc.
4.950% due 09/01/2048	5,050	6,088
5.125% due 03/15/2043	2,300	2,689
6.500% due 03/15/2041	925	1,266

Weyerhaeuser Co.
4.000% due 11/15/2029	7,900	8,596
6.950% due 10/01/2027	16,922	21,648
7.375% due 03/15/2032	2,413	3,384
7.950% due 03/15/2025	200	248

Willis North America, Inc.
3.875% due 09/15/2049	1,400	1,372

XLIT Ltd.
5.500% due 03/31/2045	2,000	2,532

		1,251,177

INDUSTRIALS 38.1%

Abbott Laboratories
4.900% due 11/30/2046	85	110

AbbVie, Inc.
4.400% due 11/06/2042	2,170	2,244
4.450% due 05/14/2046	7,000	7,268
4.700% due 05/14/2045	11,100	11,878
4.875% due 11/14/2048	2,445	2,703

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047	1,400	1,636

Activision Blizzard, Inc.
3.400% due 09/15/2026	7,000	7,286
4.500% due 06/15/2047	5,890	6,690

Aetna, Inc.
3.875% due 08/15/2047	40	39
4.125% due 11/15/2042	25	25

Alcon Finance Corp.
2.750% due 09/23/2026	1,500	1,515
3.800% due 09/23/2049	2,200	2,319

Allergan Funding SCS
4.550% due 03/15/2035	4,700	5,001
4.750% due 03/15/2045	3,000	3,186
4.850% due 06/15/2044	3,300	3,526

Altice France S.A.
5.500% due 01/15/2028	2,200	2,230

Altria Group, Inc.
3.875% due 09/16/2046	3,200	2,950
5.800% due 02/14/2039	4,100	4,763

Amazon.com, Inc.
3.875% due 08/22/2037	1,800	2,071
4.050% due 08/22/2047	120	145

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	40	55

American Airlines Pass-Through Trust
3.200% due 12/15/2029	2,543	2,618
3.375% due 11/01/2028	4,014	4,158
4.000% due 01/15/2027	466	492

Amgen, Inc.
4.563% due 06/15/2048	2,610	2,993
4.663% due 06/15/2051	14,953	17,437

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	10,000	11,583
4.900% due 02/01/2046	28,700	34,195

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048	$4,100	$4,637
4.600% due 04/15/2048	1,000	1,155
4.750% due 04/15/2058	6,500	7,582
4.900% due 01/23/2031	1,000	1,192
4.950% due 01/15/2042	5,600	6,620
5.450% due 01/23/2039	4,900	6,210
5.550% due 01/23/2049	500	656
5.800% due 01/23/2059	13,700	18,687

Anthem, Inc.
3.700% due 09/15/2049	3,400	3,313
4.375% due 12/01/2047	5,600	6,058
4.550% due 03/01/2048	1,900	2,107
4.625% due 05/15/2042	50	56
4.650% due 01/15/2043	1,435	1,590
4.850% due 08/15/2054	85	96
5.100% due 01/15/2044	500	584

AP Moller - Maersk A/S
3.875% due 09/28/2025	2,425	2,486

Apache Corp.
5.250% due 02/01/2042	2,300	2,353

Apple, Inc.
2.950% due 09/11/2049	15,700	15,415
3.450% due 02/09/2045	170	181
3.750% due 09/12/2047	1,600	1,785
4.250% due 02/09/2047	14,200	17,012
4.650% due 02/23/2046	70	88

Aptiv PLC
5.400% due 03/15/2049	2,800	3,209

Archer-Daniels-Midland Co.
2.500% due 08/11/2026	65	66

Bacardi Ltd.
5.150% due 05/15/2038	4,100	4,509
5.300% due 05/15/2048	3,600	4,134

Baker Hughes a GE Co. LLC
4.080% due 12/15/2047	500	505

BAT Capital Corp.
4.390% due 08/15/2037	3,700	3,599
4.540% due 08/15/2047	9,700	9,329

Bausch Health Cos., Inc.
5.500% due 11/01/2025	300	315

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,700	1,838
4.625% due 06/25/2038	1,800	1,952
4.700% due 07/15/2064	75	71
4.875% due 06/25/2048	3,400	3,764

Biogen, Inc.
5.200% due 09/15/2045	1,000	1,188

Boeing Co.
3.750% due 02/01/2050	2,280	2,475
3.950% due 08/01/2059	4,500	4,975

Bombardier, Inc.
6.125% due 01/15/2023	600	613
7.500% due 12/01/2024	100	101

Boston Scientific Corp.
4.700% due 03/01/2049	4,600	5,641
7.000% due 11/15/2035	1,500	2,111

Braskem America Finance Co.
7.125% due 07/22/2041	2,100	2,502

Bristol-Myers Squibb Co.
4.125% due 06/15/2039	900	1,022
4.250% due 10/26/2049	6,930	8,082

British Airways Pass-Through Trust
3.300% due 06/15/2034	3,600	3,761

Broadcom Corp.
3.625% due 01/15/2024	7,900	8,088
3.875% due 01/15/2027	8,595	8,647

Broadcom, Inc.
4.750% due 04/15/2029	3,300	3,491

Burlington Northern Santa Fe LLC
4.700% due 09/01/2045	20	25
5.050% due 03/01/2041	65	81
5.150% due 09/01/2043	125	160

Caesars Resort Collection LLC
5.250% due 10/15/2025	3,200	3,280

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.950% due 03/15/2025	$1,200	$1,273

Canadian Natural Resources Ltd.
6.250% due 03/15/2038	40	51

Canadian Pacific Railway Co.
6.125% due 09/15/2115	11,470	17,187

Cardinal Health, Inc.
4.600% due 03/15/2043	70	69

Caterpillar, Inc.
3.803% due 08/15/2042	25	28

CBS Corp.
4.900% due 08/15/2044	5,700	6,417

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	490	546

Celgene Corp.
4.350% due 11/15/2047	1,800	2,090
4.550% due 02/20/2048	400	478
4.625% due 05/15/2044	300	357
5.000% due 08/15/2045	2,500	3,141

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	1,500	1,672

Cenovus Energy, Inc.
5.250% due 06/15/2037	3,740	4,082
5.400% due 06/15/2047	875	987
6.750% due 11/15/2039	6,200	7,597

Charter Communications Operating LLC
5.050% due 03/30/2029	1,800	2,016
5.125% due 07/01/2049	7,000	7,486
5.375% due 05/01/2047	10,100	11,009
5.750% due 04/01/2048	8,025	9,159
6.484% due 10/23/2045	80	98
6.834% due 10/23/2055	12,600	15,954

Children’s Hospital Corp.
4.115% due 01/01/2047	25	30

Cigna Corp.
4.800% due 08/15/2038	30	34
4.900% due 12/15/2048	40	46

Cigna Holding Co.
3.875% due 10/15/2047	115	114

Cimarex Energy Co.
3.900% due 05/15/2027	1,400	1,427
4.375% due 06/01/2024	200	210

Citrix Systems, Inc.
4.500% due 12/01/2027	1,000	1,082

Coca-Cola Femsa S.A.B. de C.V.
5.250% due 11/26/2043	80	102

Colonial Pipeline Co.
4.250% due 04/15/2048	20	23

Columbia Pipeline Group, Inc.
5.800% due 06/01/2045	50	63

Comcast Corp.
3.400% due 07/15/2046	5,625	5,779
3.969% due 11/01/2047	6,517	7,205
3.999% due 11/01/2049	25	28
4.000% due 08/15/2047	9,400	10,381
4.600% due 08/15/2045	65	78
4.700% due 10/15/2048	11,055	13,569
4.750% due 03/01/2044	1,300	1,591
4.950% due 10/15/2058	15,000	19,273
5.650% due 06/15/2035	150	197

CommonSpirit Health
3.347% due 10/01/2029	2,000	2,027

Community Health Systems, Inc.
5.125% due 08/01/2021	1,200	1,201
6.250% due 03/31/2023	1,000	997
8.000% due 03/15/2026	1,600	1,600
8.625% due 01/15/2024	6,400	6,624

Conagra Brands, Inc.
5.300% due 11/01/2038	7,500	8,752
5.400% due 11/01/2048	4,095	4,869

Concho Resources, Inc.
4.850% due 08/15/2048	1,045	1,200
4.875% due 10/01/2047	1,100	1,259

Constellation Brands, Inc.
4.100% due 02/15/2048	2,000	2,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 05/09/2047	$1,200	$1,362
5.250% due 11/15/2048	400	502

Continental Resources, Inc.
4.900% due 06/01/2044	3,500	3,554

Corp. Nacional del Cobre de Chile
4.375% due 02/05/2049	1,000	1,122
4.500% due 08/01/2047	5,100	5,815

Cox Communications, Inc.
4.600% due 08/15/2047	1,525	1,677
4.800% due 02/01/2035	4,800	5,229

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	4,098

CRH America, Inc.
5.125% due 05/18/2045	30	35

CSN Resources S.A.
7.625% due 04/17/2026	2,500	2,600

CSX Corp.
3.800% due 11/01/2046	75	79
4.250% due 11/01/2066	20	21
4.300% due 03/01/2048	100	112

CVS Health Corp.
4.780% due 03/25/2038	705	778
5.050% due 03/25/2048	19,700	22,439

CVS Pass-Through Trust
7.507% due 01/10/2032	13,618	16,824
8.353% due 07/10/2031	295	378

Daimler Finance North America LLC
2.550% due 08/15/2022	350	351
3.058% (US0003M + 0.900%) due 02/15/2022 ~	3,950	3,972

Dell International LLC
4.000% due 07/15/2024	1,300	1,361
4.900% due 10/01/2026	3,400	3,645
5.300% due 10/01/2029	30	33
5.450% due 06/15/2023	1,500	1,634
6.020% due 06/15/2026	6,500	7,336
8.100% due 07/15/2036	17,000	21,722
8.350% due 07/15/2046	80	106

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	9,000	10,284
8.750% due 06/15/2030	110	163

Devon Energy Corp.
5.850% due 12/15/2025	2,655	3,158

Diamond Resorts International, Inc.
7.750% due 09/01/2023	2,000	2,067

Discovery Communications LLC
5.200% due 09/20/2047	5,000	5,466
5.300% due 05/15/2049	1,600	1,776

DP World PLC
6.850% due 07/02/2037	4,010	5,299

eBay, Inc.
4.000% due 07/15/2042	2,500	2,437

Ecopetrol S.A.
7.375% due 09/18/2043	3,750	5,025

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	12,863

Embraer Netherlands Finance BV
5.400% due 02/01/2027	500	567

Enbridge Energy Partners LP
5.500% due 09/15/2040	500	592

Enbridge, Inc.
4.500% due 06/10/2044	271	298

Encana Corp.
6.625% due 08/15/2037	300	367
7.200% due 11/01/2031	4,700	5,989

Endo Dac
6.000% due 07/15/2023	1,105	683

Energy Transfer Operating LP
5.150% due 03/15/2045	3,500	3,676
5.950% due 10/01/2043	50	57
6.125% due 12/15/2045	4,725	5,548
6.250% due 04/15/2049	35	43
6.500% due 02/01/2042	6,400	7,688
7.500% due 07/01/2038	14,004	18,011

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EnLink Midstream Partners LP
5.450% due 06/01/2047	$1,200	$984

Entergy Louisiana LLC
4.200% due 09/01/2048	35	41
4.200% due 04/01/2050	4,200	4,948

Enterprise Products Operating LLC
4.200% due 01/31/2050	3,730	4,006
4.250% due 02/15/2048	25	27
4.450% due 02/15/2043	18,697	20,493
4.850% due 03/15/2044	13,179	15,162
4.875% due 08/16/2077 •	4,200	4,065
4.950% due 10/15/2054	830	968
5.250% due 08/16/2077 •	2,900	2,880
5.375% due 02/15/2078 •	3,800	3,674
5.950% due 02/01/2041	2,400	3,067
6.450% due 09/01/2040	100	135

EQM Midstream Partners LP
6.500% due 07/15/2048	25	24

ERAC USA Finance LLC
3.300% due 12/01/2026	100	103

Expedia Group, Inc.
3.250% due 02/15/2030	2,800	2,799

Exxon Mobil Corp.
4.114% due 03/01/2046	90	107

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,500	2,619

FedEx Corp.
4.050% due 02/15/2048	105	103
4.950% due 10/17/2048	6,935	7,709

Fiserv, Inc.
4.400% due 07/01/2049	6,355	7,166

Flex Ltd.
4.875% due 06/15/2029	2,000	2,104

Ford Motor Co.
4.750% due 01/15/2043	160	139

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	5,000	4,989

Fox Corp.
5.576% due 01/25/2049	11,625	14,786

GATX Corp.
4.500% due 03/30/2045	1,038	1,123

General Electric Co.
5.000% due 01/21/2021 •(h)	21,900	20,811
6.150% due 08/07/2037	30	37
6.875% due 01/10/2039	500	663

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~	1,200	1,202
5.200% due 04/01/2045	25	25
6.600% due 04/01/2036	20	23

Georgia-Pacific LLC
8.875% due 05/15/2031	300	479

Gilead Sciences, Inc.
4.150% due 03/01/2047	3,465	3,869

Global Payments, Inc.
4.150% due 08/15/2049	1,700	1,790

Halliburton Co.
5.000% due 11/15/2045	4,900	5,499
7.450% due 09/15/2039	2,800	3,996

HCA, Inc.
5.125% due 06/15/2039	2,400	2,633
5.250% due 06/15/2049	6,000	6,613
5.500% due 06/15/2047	5,000	5,661

Heineken NV
4.350% due 03/29/2047	3,000	3,443

Hess Corp.
7.300% due 08/15/2031	1,974	2,441

Home Depot, Inc.
4.200% due 04/01/2043	50	59
4.875% due 02/15/2044	160	207

Humana, Inc.
3.950% due 08/15/2049	1,200	1,201
4.625% due 12/01/2042	40	44
4.800% due 03/15/2047	1,600	1,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntsman International LLC
4.500% due 05/01/2029	$4,100	$4,327

IHS Markit Ltd.
4.250% due 05/01/2029	2,000	2,156

Imperial Brands Finance PLC
3.875% due 07/26/2029	6,700	6,767

Intel Corp.
3.734% due 12/08/2047	83	93

International Business Machines Corp.
4.250% due 05/15/2049	800	926

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	800	816
5.000% due 09/26/2048	7,100	8,120

International Paper Co.
5.150% due 05/15/2046	1,000	1,129

Interpublic Group of Cos., Inc.
5.400% due 10/01/2048	1,050	1,252

JB Hunt Transport Services, Inc.
3.875% due 03/01/2026	1,000	1,061

Johnson & Johnson
3.750% due 03/03/2047	160	183

Johnson Controls, Inc.
4.950% due 07/02/2064	20	21
5.700% due 03/01/2041	55	65

Kaiser Foundation Hospitals
4.150% due 05/01/2047	520	629

Kansas City Southern
3.125% due 06/01/2026	4,000	4,086
4.300% due 05/15/2043	700	766
4.700% due 05/01/2048	7,000	8,378
4.950% due 08/15/2045	3,400	4,093

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	3,300	3,713

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	40	42
6.950% due 01/15/2038	1,750	2,289
7.400% due 03/15/2031	100	131

Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	4,486
7.420% due 02/15/2037	2,980	3,777
8.050% due 10/15/2030	3,825	5,052

Kraft Heinz Foods Co.
4.875% due 02/15/2025	3,416	3,517
5.000% due 07/15/2035	1,600	1,710
5.200% due 07/15/2045	13,841	14,581
6.875% due 01/26/2039	3,500	4,323
7.125% due 08/01/2039	5,100	6,459

Kroger Co.
4.450% due 02/01/2047	55	57

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,900	2,120

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	2,521	2,696

Las Vegas Sands Corp.
3.200% due 08/08/2024	4,600	4,691
3.500% due 08/18/2026	23,400	23,806
3.900% due 08/08/2029	4,400	4,514

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	478	490

Leland Stanford Junior University
3.647% due 05/01/2048	25	29

Lockheed Martin Corp.
4.090% due 09/15/2052	218	258

Lowe’s Cos., Inc.
4.050% due 05/03/2047	2,000	2,140
4.550% due 04/05/2049	90	104
4.650% due 04/15/2042	65	73

LYB International Finance BV
4.875% due 03/15/2044	55	60

Magellan Midstream Partners LP
3.950% due 03/01/2050	2,300	2,342
4.850% due 02/01/2049	1,500	1,746

Marathon Oil Corp.
5.200% due 06/01/2045	800	903
6.600% due 10/01/2037	500	623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Masco Corp.
4.500% due 05/15/2047		$6,000	$6,097

McDonald’s Corp.
3.625% due 05/01/2043		4,025	4,105
4.450% due 03/01/2047		1,400	1,611
4.450% due 09/01/2048		25	29
4.875% due 12/09/2045		85	103

Medtronic, Inc.
4.375% due 03/15/2035		771	930

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		11,080	11,236
5.250% due 04/26/2026		1,800	1,836
5.625% due 07/17/2027		2,200	2,289

Memorial Sloan-Kettering Cancer Center
4.125% due 07/01/2052		40	48

Metinvest BV
7.750% due 04/23/2023		1,200	1,268

MGM China Holdings Ltd.
5.875% due 05/15/2026		1,900	1,995

Micron Technology, Inc.
4.663% due 02/15/2030		3,200	3,340
5.327% due 02/06/2029		3,800	4,182
5.500% due 02/01/2025		2,300	2,364

Microsoft Corp.
3.450% due 08/08/2036		2,000	2,214
3.700% due 08/08/2046		80	92
3.950% due 08/08/2056		20	24
4.000% due 02/12/2055		40	48
4.100% due 02/06/2037		8,875	10,542
4.450% due 11/03/2045		3,500	4,426
4.750% due 11/03/2055		4,000	5,402
4.875% due 12/15/2043		50	66

Moody’s Corp.
3.250% due 01/15/2028		1,800	1,883
4.875% due 12/17/2048		35	44

Motorola Solutions, Inc.
5.500% due 09/01/2044		1,400	1,495

MPLX LP
4.125% due 03/01/2027		40	42
4.500% due 04/15/2038		25	26
4.900% due 04/15/2058		1,900	1,947
5.200% due 12/01/2047		60	66
5.500% due 02/15/2049		30	35

Mylan NV
3.950% due 06/15/2026		5,667	5,869
5.250% due 06/15/2046		3,900	4,150

Mylan, Inc.
5.200% due 04/15/2048		4,100	4,351

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (h)		11,000	11,334

NBCUniversal Media LLC
5.950% due 04/01/2041		2,400	3,318
6.400% due 04/30/2040		70	100

Nestle Holdings, Inc.
3.900% due 09/24/2038		800	926
4.000% due 09/24/2048		800	950

Netflix, Inc.
3.875% due 11/15/2029	EUR	900	1,043
5.375% due 11/15/2029		$2,200	2,293

New York and Presbyterian Hospital
4.063% due 08/01/2056		45	53

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041		3,225	3,862

Nexen, Inc.
7.500% due 07/30/2039		50	80

Noble Energy, Inc.
6.000% due 03/01/2041		65	79

Norfolk Southern Corp.
3.942% due 11/01/2047		109	119
4.100% due 05/15/2049		45	51
4.450% due 06/15/2045		4,500	5,204
5.100% due 08/01/2118		5,090	6,250

Northern Natural Gas Co.
4.300% due 01/15/2049		10,000	11,663

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northwell Healthcare, Inc.
3.809% due 11/01/2049	$2,500	$2,624
4.260% due 11/01/2047	30	34

Novartis Capital Corp.
4.400% due 05/06/2044	35	43

NXP BV
4.300% due 06/18/2029	6,500	6,966
5.550% due 12/01/2028	600	697

Occidental Petroleum Corp.
3.200% due 08/15/2026	1,600	1,613
4.300% due 08/15/2039	3,300	3,393
4.400% due 08/15/2049	4,600	4,737
4.500% due 07/15/2044	8,700	8,865
6.450% due 09/15/2036	1,100	1,363
6.600% due 03/15/2046	300	391
7.000% due 11/15/2027	600	714
7.150% due 05/15/2028	1,722	2,141

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2019 (f)(h)	1,253	16

ONE Gas, Inc.
4.500% due 11/01/2048	20	24
4.658% due 02/01/2044	50	61

ONEOK Partners LP
6.125% due 02/01/2041	7,125	8,698

Oracle Corp.
2.650% due 07/15/2026	70	72
3.850% due 07/15/2036	9,900	10,945
4.300% due 07/08/2034	75	87

Owens Corning
3.400% due 08/15/2026	1,300	1,307
4.300% due 07/15/2047	7,222	6,575
4.400% due 01/30/2048	1,300	1,200

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	6,600	6,931

PepsiCo, Inc.
3.375% due 07/29/2049	35	37
3.450% due 10/06/2046	135	146

Petroleos Mexicanos
5.625% due 01/23/2046	890	766
6.350% due 02/12/2048	42,189	38,926
7.690% due 01/23/2050	7,020	7,418

Pfizer, Inc.
5.600% due 09/15/2040	3,000	4,045
7.200% due 03/15/2039	5,224	8,211

Philip Morris International, Inc.
3.875% due 08/21/2042	2,600	2,672
4.250% due 11/10/2044	5,000	5,511
6.375% due 05/16/2038	5,600	7,717

Phillips 66
5.875% due 05/01/2042	25	33

Phillips 66 Partners LP
4.680% due 02/15/2045	40	43

Pioneer Natural Resources Co.
7.200% due 01/15/2028	17,016	21,690

QUALCOMM, Inc.
4.300% due 05/20/2047	65	73

QVC, Inc.
4.450% due 02/15/2025	4,615	4,792
5.450% due 08/15/2034	900	917
5.950% due 03/15/2043	3,365	3,380

Reynolds American, Inc.
5.850% due 08/15/2045	1,500	1,663
6.150% due 09/15/2043	500	567
7.250% due 06/15/2037	660	837

Rockies Express Pipeline LLC
4.950% due 07/15/2029	6,000	5,979

Rockwell Collins, Inc.
3.500% due 03/15/2027	1,200	1,282
4.350% due 04/15/2047	700	821

S&P Global, Inc.
4.500% due 05/15/2048	35	44

Sabine Pass Liquefaction LLC
5.875% due 06/30/2026	1,300	1,491

Sands China Ltd.
5.125% due 08/08/2025	2,000	2,201
5.400% due 08/08/2028	1,300	1,468

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SASOL Financing USA LLC
6.500% due 09/27/2028		$2,700	$2,987

Shire Acquisitions Investments Ireland DAC
3.200% due 09/23/2026		40	41

Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047		1,000	1,163

Southern Co.
4.250% due 07/01/2036		3,640	3,952
4.400% due 07/01/2046		35	39

Southern Natural Gas Co. LLC
4.800% due 03/15/2047		65	72
7.350% due 02/15/2031		1,400	1,836

Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,826
5.950% due 09/25/2043		20	25

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		9,400	10,133

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		239	253

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		4,300	4,676

Standard Industries, Inc.
4.750% due 01/15/2028		1,405	1,458
5.000% due 02/15/2027		2,500	2,594

Stanley Black & Decker, Inc.
5.200% due 09/01/2040		55	69

Starbucks Corp.
4.450% due 08/15/2049		2,000	2,325
4.500% due 11/15/2048		40	47

Stryker Corp.
4.625% due 03/15/2046		11,900	14,604

Studio City Finance Ltd.
7.250% due 02/11/2024		4,700	4,958

Sunoco Logistics Partners Operations LP
5.350% due 05/15/2045		65	70

Suzano Austria GmbH
6.000% due 01/15/2029		1,400	1,525
7.000% due 03/16/2047		6,340	7,243

Syngenta Finance NV
5.676% due 04/24/2048		4,300	4,452

Takeda Pharmaceutical Co. Ltd.
5.000% due 11/26/2028		3,400	3,985

Target Corp.
3.625% due 04/15/2046		50	55

Telefonica Emisiones S.A.
4.895% due 03/06/2048		7,000	7,839
5.213% due 03/08/2047		1,900	2,217
5.520% due 03/01/2049		5,400	6,591

Tencent Holdings Ltd.
3.925% due 01/19/2038		400	430
3.975% due 04/11/2029		1,600	1,718
4.525% due 04/11/2049		600	720

Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,768

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		500	431
3.650% due 11/10/2021		600	557

Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	3,500	2,871
1.250% due 03/31/2023		500	459
1.625% due 10/15/2028		100	72
2.200% due 07/21/2021		$4,000	3,670
2.800% due 07/21/2023		1,900	1,541
3.150% due 10/01/2026		2,000	1,405
3.250% due 04/15/2022	EUR	1,450	1,473
6.000% due 04/15/2024		$600	519

Texas Eastern Transmission LP
4.150% due 01/15/2048		7,000	7,387
7.000% due 07/15/2032		1,000	1,369

Thermo Fisher Scientific, Inc.
5.300% due 02/01/2044		900	1,150

Time Warner Cable LLC
4.500% due 09/15/2042		20	20
5.250% due 07/15/2042	GBP	800	1,170

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/01/2041		$6,225	$6,722
5.875% due 11/15/2040		2,641	2,961
6.550% due 05/01/2037		1,400	1,684
6.750% due 06/15/2039		4,984	6,091
7.300% due 07/01/2038		6,900	8,813

Total Capital International S.A.
3.461% due 07/12/2049		80	85

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		9,400	10,951
5.100% due 03/15/2049		4,110	4,945
7.625% due 01/15/2039		1,925	2,871

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,440	4,927
7.850% due 02/01/2026		3,400	4,308

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,246	1,258

Transocean, Inc.
7.250% due 11/01/2025		600	531
9.000% due 07/15/2023		2,100	2,187

TTX Co.
4.600% due 02/01/2049		1,800	2,220

Tyco Electronics Group S.A.
7.125% due 10/01/2037		55	79

Tyson Foods, Inc.
4.550% due 06/02/2047		200	225
4.875% due 08/15/2034		2,700	3,190

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (b)		2,200	2,200

Union Pacific Corp.
3.799% due 10/01/2051		40	43
3.875% due 02/01/2055		35	37
3.950% due 08/15/2059		3,000	3,215
4.300% due 03/01/2049		3,300	3,855
4.500% due 09/10/2048		90	107

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,700	4,690
3.450% due 01/07/2030		4,383	4,555
4.150% due 02/25/2033		2,500	2,735
4.300% due 02/15/2027		52	56
4.550% due 08/25/2031		4,404	4,891

United Technologies Corp.
4.450% due 11/16/2038		1,200	1,431
4.625% due 11/16/2048		2,610	3,271

UnitedHealth Group, Inc.
3.700% due 08/15/2049		170	181
3.750% due 10/15/2047		200	214
3.875% due 08/15/2059		4,500	4,770
4.625% due 07/15/2035		9,238	11,213
4.750% due 07/15/2045		7,240	8,803

University of Southern California
5.250% due 10/01/2111		40	61

Univision Communications, Inc.
5.125% due 02/15/2025		1,900	1,857

Vale Overseas Ltd.
6.250% due 08/10/2026		3,500	4,051
6.875% due 11/21/2036		6,639	8,445
6.875% due 11/10/2039		400	511

Vale S.A.
3.750% due 01/10/2023	EUR	2,000	2,366

Valero Energy Corp.
4.000% due 04/01/2029		$2,700	2,873

VMware, Inc.
3.900% due 08/21/2027		2,600	2,677

Wabtec Corp.
4.950% due 09/15/2028		2,000	2,209

Walgreen Co.
4.400% due 09/15/2042		400	404

Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044		45	48

Walmart, Inc.
4.050% due 06/29/2048		100	120

Walt Disney Co.
2.750% due 09/01/2049		21,400	20,647

Warner Media LLC
4.900% due 06/15/2042		3,700	4,016

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Waste Management, Inc.
4.000% due 07/15/2039	$403	$459
4.100% due 03/01/2045	30	34
4.150% due 07/15/2049	55	64

Western & Southern Life Insurance Co.
5.150% due 01/15/2049	2,200	2,729

Western Digital Corp.
4.750% due 02/15/2026	1,200	1,237

Western Midstream Operating LP
5.450% due 04/01/2044	2,025	1,799

Williams Cos., Inc.
4.850% due 03/01/2048	45	48
5.100% due 09/15/2045	400	439
6.300% due 04/15/2040	1,900	2,333

Woodside Finance Ltd.
3.650% due 03/05/2025	100	103
3.700% due 09/15/2026	1,300	1,346
3.700% due 03/15/2028	1,126	1,157

Wynn Macau Ltd.
4.875% due 10/01/2024	2,200	2,197
5.500% due 10/01/2027	20,900	21,213

Wynn Resorts Finance LLC
5.125% due 10/01/2029	5,000	5,249

Yara International ASA
4.750% due 06/01/2028	1,100	1,200

Yellowstone Energy LP
5.750% due 12/31/2026 «	1,309	1,402

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021	500	510
4.250% due 08/15/2035	205	208
4.450% due 08/15/2045	2,106	2,262

Zoetis, Inc.
3.950% due 09/12/2047	1,400	1,532
4.450% due 08/20/2048	1,225	1,456
4.700% due 02/01/2043	40	48

		1,680,408

UTILITIES 13.5%

AEP Texas, Inc.
4.150% due 05/01/2049	1,600	1,845

Alabama Power Co.
4.150% due 08/15/2044	35	40

American Electric Power Co., Inc.
3.200% due 11/13/2027	50	52

Antero Midstream Partners LP
5.750% due 03/01/2027	700	586

AT&T, Inc.
3.253% (US0003M + 0.950%) due 07/15/2021 ~	5,150	5,197
4.300% due 12/15/2042	6,813	7,128
4.350% due 06/15/2045	10,443	11,036
4.500% due 03/09/2048	38,877	41,860
4.550% due 03/09/2049	312	337
4.750% due 05/15/2046	400	445
4.800% due 06/15/2044	6,065	6,737
4.900% due 08/15/2037	2,200	2,504
5.150% due 11/15/2046	4,600	5,344
5.150% due 02/15/2050	13,430	15,746
5.300% due 08/15/2058	7,500	8,789
5.350% due 09/01/2040	40	47
5.450% due 03/01/2047	20,000	24,198
6.350% due 03/15/2040	55	70

Atmos Energy Corp.
4.125% due 10/15/2044	25	29
4.125% due 03/15/2049	30	35

Avangrid, Inc.
3.800% due 06/01/2029	4,000	4,302

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	3,900	3,917

Baltimore Gas & Electric Co.
3.200% due 09/15/2049	4,000	3,956

Bell Canada, Inc.
4.464% due 04/01/2048	105	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049	$8,370	$10,012
5.150% due 11/15/2043	85	108

BG Energy Capital PLC
5.125% due 10/15/2041	3,100	3,989

Black Hills Corp.
3.050% due 10/15/2029 (b)	2,300	2,303
3.875% due 10/15/2049 (b)	1,900	1,920

BP Capital Markets America, Inc.
3.119% due 05/04/2026	65	68
3.937% due 09/21/2028	50	55
4.234% due 11/06/2028	20	23

British Telecommunications PLC
9.625% due 12/15/2030	3,640	5,554

Brooklyn Union Gas Co.
4.487% due 03/04/2049	1,200	1,462

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(h)	2,200	2,317

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	456

CNOOC Nexen Finance ULC
4.875% due 04/30/2044	75	95

Comision Federal de Electricidad
5.750% due 02/14/2042	55	60

Commonwealth Edison Co.
3.650% due 06/15/2046	55	60
4.000% due 03/01/2048	700	803

Consolidated Edison Co. of New York, Inc.
4.500% due 05/15/2058	9,600	11,412
4.625% due 12/01/2054	40	48
4.650% due 12/01/2048	1,900	2,355

Consumers Energy Co.
4.050% due 05/15/2048	2,500	2,905
4.350% due 04/15/2049	35	43

Dominion Energy, Inc.
5.950% due 06/15/2035	35	44

Drax Finco PLC
6.625% due 11/01/2025	3,200	3,344

DTE Electric Co.
4.050% due 05/15/2048	1,600	1,858

Duke Energy Carolinas LLC
3.200% due 08/15/2049	7,800	7,858
3.875% due 03/15/2046	80	89
3.950% due 03/15/2048	6,000	6,774

Duke Energy Corp.
3.750% due 09/01/2046	9,100	9,401
3.950% due 08/15/2047	2,300	2,467
4.800% due 12/15/2045	85	102

Duke Energy Florida LLC
3.200% due 01/15/2027	80	84
3.400% due 10/01/2046	55	57
4.200% due 07/15/2048	25	29

Duke Energy Progress LLC
3.600% due 09/15/2047	5,900	6,272

E.ON International Finance BV
6.650% due 04/30/2038	600	830

Edison International
5.750% due 06/15/2027	1,400	1,576

Electricite de France S.A.
4.950% due 10/13/2045	2,150	2,541

Emera U.S. Finance LP
4.750% due 06/15/2046	2,100	2,436

Enable Midstream Partners LP
5.000% due 05/15/2044	7,223	6,643

Enel Finance International NV
2.650% due 09/10/2024	2,900	2,907
4.750% due 05/25/2047	3,000	3,401
4.875% due 06/14/2029	2,800	3,181

Exelon Corp.
5.625% due 06/15/2035	200	250

Exelon Generation Co. LLC
5.600% due 06/15/2042	2,195	2,617

FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	8,055

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Power & Light Co.
3.950% due 03/01/2048		$4,660	$5,399
4.125% due 06/01/2048		120	143

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		2,300	2,391
6.000% due 11/27/2023		5,600	6,220

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	600	696
3.125% due 11/17/2023		4,300	5,155
4.250% due 04/06/2024	GBP	7,000	9,336
5.150% due 02/11/2026		$8,400	9,154
6.510% due 03/07/2022		700	762

Georgia Power Co.
4.300% due 03/15/2042		80	88
4.750% due 09/01/2040		25	29

Gulf Power Co.
4.550% due 10/01/2044		4,000	4,646

Indiana Michigan Power Co.
4.250% due 08/15/2048		20	24
4.550% due 03/15/2046		400	485

ITC Holdings Corp.
3.350% due 11/15/2027		75	79

Jersey Central Power & Light Co.
6.150% due 06/01/2037		250	325

Kentucky Utilities Co.
4.375% due 10/01/2045		2,300	2,735

Louisville Gas & Electric Co.
4.250% due 04/01/2049		2,200	2,591

MidAmerican Energy Co.
3.650% due 08/01/2048		75	82
3.950% due 08/01/2047		40	46
4.250% due 05/01/2046		3,450	4,082
4.250% due 07/15/2049		4,225	5,096

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		2,200	2,419

Monongahela Power Co.
5.400% due 12/15/2043		4,224	5,674

National Rural Utilities Cooperative Finance Corp.
4.300% due 03/15/2049		2,135	2,567

New England Power Co.
3.800% due 12/05/2047		6,300	6,844

NGPL PipeCo LLC
7.768% due 12/15/2037		1,800	2,339

NiSource, Inc.
3.950% due 03/30/2048		1,245	1,320
4.375% due 05/15/2047		1,745	1,964
5.650% due 02/01/2045		500	646
5.800% due 02/01/2042		300	384

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		349	347

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		1,026	618

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,189	1,168

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		5,067	1,351

Ohio Power Co.
4.000% due 06/01/2049		85	97

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)(j)		3,500	3,221

Oncor Electric Delivery Co. LLC
3.800% due 06/01/2049		110	124

ONEOK, Inc.
4.950% due 07/13/2047		4,100	4,455
5.200% due 07/15/2048		17,450	19,420

Orange S.A.
5.375% due 01/13/2042		20	26
9.000% due 03/01/2031		715	1,116

Pacific Gas & Electric Co.
3.750% due 08/15/2042 ^(d)		1,300	1,258

PacifiCorp
4.125% due 01/15/2049		8,700	10,109
6.000% due 01/15/2039		90	126

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PECO Energy Co.
3.900% due 03/01/2048		$60	$68

Petrobras Global Finance BV
5.093% due 01/15/2030		4,735	4,945
6.250% due 12/14/2026	GBP	900	1,312

Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046		$1,000	1,034

Plains All American Pipeline LP
4.300% due 01/31/2043		1,500	1,370
4.700% due 06/15/2044		2,540	2,485
4.900% due 02/15/2045		8,200	8,269
5.150% due 06/01/2042		10,500	10,689
6.650% due 01/15/2037		2,212	2,636

PPL Capital Funding, Inc.
4.000% due 09/15/2047		1,700	1,768

Public Service Co. of Colorado
3.200% due 03/01/2050		2,800	2,856

Public Service Electric & Gas Co.
3.650% due 09/01/2028		25	27

Puget Sound Energy, Inc.
4.223% due 06/15/2048		2,700	3,153

Rio Oil Finance Trust
8.200% due 04/06/2028		4,600	5,278
9.250% due 07/06/2024		3,011	3,372

San Diego Gas & Electric Co.
3.750% due 06/01/2047		1,400	1,493
4.100% due 06/15/2049		1,000	1,133
4.150% due 05/15/2048		1,200	1,369
4.500% due 08/15/2040		2,700	3,143

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044		5,100	6,133

Sempra Energy
3.250% due 06/15/2027		1,268	1,304
4.000% due 02/01/2048		925	982
6.000% due 10/15/2039		2,935	3,783

Shell International Finance BV
3.625% due 08/21/2042		1,000	1,077
3.750% due 09/12/2046		165	185
4.000% due 05/10/2046		110	127
4.550% due 08/12/2043		120	147

Southern California Edison Co.
3.900% due 12/01/2041		3,800	3,850
3.900% due 03/15/2043		5,000	5,264
4.000% due 04/01/2047		13,200	14,224
4.050% due 03/15/2042		2,000	2,132
4.125% due 03/01/2048		1,700	1,852
6.650% due 04/01/2029		1,000	1,235

Southern California Gas Co.
3.750% due 09/15/2042		1,600	1,732
3.950% due 02/15/2050		3,500	3,971
4.300% due 01/15/2049		3,640	4,329
5.125% due 11/15/2040		300	374

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046		50	53
4.400% due 05/30/2047		3,400	3,846

Southern Power Co.
4.950% due 12/15/2046		85	94
5.150% due 09/15/2041		65	74

Southwestern Electric Power Co.
6.200% due 03/15/2040		8,200	11,056

Southwestern Public Service Co.
3.700% due 08/15/2047		30	33

Sprint Corp.
7.250% due 09/15/2021		4,969	5,315

Tampa Electric Co.
4.450% due 06/15/2049		5,100	6,170

Transocean Poseidon Ltd.
6.875% due 02/01/2027		1,700	1,759

Verizon Communications, Inc.
4.500% due 08/10/2033		10,000	11,647
4.522% due 09/15/2048		232	274
4.672% due 03/15/2055		22,277	26,749
4.862% due 08/21/2046		3,500	4,286
5.012% due 08/21/2054		1,000	1,261
5.500% due 03/16/2047		2,700	3,571

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia Electric & Power Co.
3.800% due 09/15/2047	$300	$326
4.600% due 12/01/2048	1,800	2,214

Vodafone Group PLC
4.250% due 09/17/2050	4,400	4,504
4.875% due 06/19/2049	80	90
5.125% due 06/19/2059	4,100	4,720
5.250% due 05/30/2048	5,150	5,980

Wisconsin Public Service Corp.
3.300% due 09/01/2049	3,000	3,064

Xcel Energy, Inc.
4.000% due 06/15/2028	35	39
4.800% due 09/15/2041	40	46

		596,616

Total Corporate Bonds & Notes (Cost $3,245,759)		3,528,201

MUNICIPAL BONDS & NOTES 2.5%

CALIFORNIA 0.4%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	3,407

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,859

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	1,044

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,946

Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	427

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	40	53

		15,736

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,114	14,445

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	1,240	1,322

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	400	506

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,659

		4,487

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,228

MICHIGAN 0.0%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	620	628

NEW JERSEY 0.0%

New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	902

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.6%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.267% due 05/01/2027	$13,200	$15,749

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	9,409

		25,158

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	5,095	7,031

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	4,990	8,126
8.084% due 02/15/2050	1,000	1,792

		16,949

PENNSYLVANIA 0.4%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	16,478

TENNESSEE 0.1%

Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	3,610	4,279

TEXAS 0.1%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,734

University of Texas System Revenue Bonds, Series 2017
3.354% due 08/15/2047	45	49

		5,783

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,105	2,992

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,544

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,025	1,062

Total Municipal Bonds & Notes (Cost $87,293)		111,671

U.S. GOVERNMENT AGENCIES 9.4%

Fannie Mae UMBS
3.500% due 12/01/2047 - 08/01/2048	35,511	36,644

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	47,000	46,748
3.000% due 11/01/2049	45,500	46,168
3.500% due 11/01/2049 - 12/01/2049	211,500	217,042
4.000% due 10/01/2049 - 11/01/2049	65,500	68,007

Total U.S. Government Agencies (Cost $412,305)		414,609

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 23.2%

U.S. Treasury Bonds
2.500% due 02/15/2045 (l)(n)	$24,000	$25,852
2.500% due 05/15/2046 (n)	59,539	64,187
2.750% due 11/15/2047 (p)	10	11
3.000% due 11/15/2044 (l)(n)(p)	23,400	27,511
3.000% due 05/15/2045 (p)	240	283
3.000% due 02/15/2048 (p)	415	493
3.000% due 08/15/2048 (l)	181,500	216,056
3.000% due 02/15/2049 (l)	401,746	479,490
3.375% due 11/15/2048 (p)	555	708

U.S. Treasury Inflation Protected Securities (g)
0.375% due 07/15/2025 (n)	16,552	16,794
0.375% due 01/15/2027 (n)	24,853	25,172
0.500% due 01/15/2028	6,251	6,407
1.000% due 02/15/2049	17,873	20,248

U.S. Treasury Notes
2.875% due 05/15/2049 (l)	41,287	48,203
1.625% due 08/15/2029 (p)	15,715	15,649
2.375% due 05/15/2029	28,140	29,895
2.625% due 02/15/2029 (l)	28,790	31,172
2.875% due 08/15/2028 (n)(p)	10,900	11,989

U.S. Treasury STRIPS (f)
0.000% due 08/15/2048 (f)	2,250	1,209

Total U.S. Treasury Obligations (Cost $905,937)		1,021,329

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Banc of America Funding Trust
5.500% due 01/25/2036	236	211
5.750% due 03/25/2036	247	252

Bear Stearns Adjustable Rate Mortgage Trust
3.981% due 11/25/2034 ~	753	751

Bear Stearns ALT-A Trust
4.645% due 11/25/2034 ~	38	38

Chase Mortgage Finance Trust
3.708% due 12/25/2037 ^~	290	266

Citigroup Mortgage Loan Trust
2.258% due 11/25/2036 •	604	610

Countrywide Alternative Loan Trust
2.348% due 09/25/2035 •	547	450

Countrywide Home Loan Mortgage Pass-Through Trust
4.178% due 04/20/2035 ~	7	7

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	2,233	2,260

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.158% due 07/25/2047 •	254	245

GSMPS Mortgage Loan Trust
2.368% due 03/25/2035 •	1,000	934

IndyMac Mortgage Loan Trust
2.318% due 07/25/2035 •	453	441

JPMorgan Mortgage Trust
4.246% due 11/25/2033 ~	13	13

Merrill Lynch Mortgage Investors Trust
4.245% due 05/25/2033 ~	11	12

NAAC Reperforming Loan REMIC Trust Certificates
2.468% due 02/25/2035 ^•	1,422	1,263

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.088% due 02/25/2035 •	823	834
4.673% due 08/25/2035 ~	198	200

OBP Depositor LLC Trust
4.646% due 07/15/2045	3,000	3,020

Residential Accredit Loans, Inc. Trust
4.301% due 02/25/2035 ^~	602	530
4.833% due 03/25/2035 ^~	164	149

Residential Funding Mortgage Securities, Inc. Trust
4.781% due 02/25/2036 ^~	406	381

Sequoia Mortgage Trust
3.154% due 05/20/2034 •	776	787

Structured Adjustable Rate Mortgage Loan Trust
4.122% due 03/25/2034 ~	17	17

WaMu Mortgage Pass-Through Certificates Trust
2.056% due 11/25/2041 ~	186	186
2.458% due 07/25/2044 •	365	371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.827% due 12/25/2033 ~		$15	$16
4.984% due 01/25/2035 ~		23	24
5.006% due 01/25/2035 ~		262	273

Total Non-Agency Mortgage-Backed Securities (Cost $13,750)			14,541

ASSET-BACKED SECURITIES 1.0%

ACE Securities Corp. Home Equity Loan Trust
2.813% due 01/25/2035 •		975	977

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ		2,487	2,517

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		1,563	1,619

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.693% due 07/25/2035 •		1,684	1,692
2.888% due 07/25/2034 •		423	426

Asset-Backed Securities Corp. Home Equity Loan Trust
2.978% due 07/25/2035 •		2,000	2,010

Bayview Financial Acquisition Trust
6.101% due 05/28/2037 þ		14	15

Bear Stearns Asset-Backed Securities Trust
2.438% due 12/25/2035 •		2,000	2,008
2.758% due 01/25/2034 •		4	4

Business Jet Securities LLC
4.335% due 02/15/2033		846	855

ECAF Ltd.
4.947% due 06/15/2040		3,190	3,193

First Franklin Mortgage Loan Trust
2.753% due 09/25/2035 •		781	787

JPMorgan Mortgage Acquisition Corp.
2.498% due 12/25/2035 •		3,700	3,690

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		1,138	1,167

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		2,917	2,985

Lehman XS Trust
2.818% due 10/25/2035 •		215	215

MAPS Ltd.
4.212% due 05/15/2043		1,693	1,738

METAL LLC
4.581% due 10/15/2042		2,948	2,994

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.768% due 07/25/2035 •		289	291

RAAC Trust
2.398% due 10/25/2046 •		120	119
2.498% due 03/25/2037 •		544	546

RBSSP Resecuritization Trust
2.305% due 11/26/2036 •		1,395	1,382

Residential Asset Mortgage Products Trust
2.268% due 08/25/2046 •		1,136	1,135

Residential Asset Securities Corp. Trust
2.478% due 10/25/2035 •		150	151

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		2,541	2,604

Saxon Asset Securities Trust
2.813% due 03/25/2035 ^•		570	557

SLM Student Loan Trust
3.776% due 04/25/2023 •		2,777	2,795

Sprite Ltd.
4.250% due 12/15/2037		1,752	1,784

START Ireland
4.089% due 03/15/2044		1,254	1,279

Total Asset-Backed Securities (Cost $39,627)			41,535

SOVEREIGN ISSUES 1.7%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	5,647	2,389
3.750% due 12/31/2038 þ		$9,353	3,753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 11/09/2047	EUR	150	$66
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	1,840	14
79.499% (ARLLMONP) due 06/21/2020 ~(a)		47,820	361

Chile Government International Bond
3.860% due 06/21/2047		$40	46

Mexico Government International Bond
4.500% due 01/31/2050		6,186	6,527
4.600% due 02/10/2048		4,100	4,392

Panama Government International Bond
4.500% due 05/15/2047		35	42

Peru Government International Bond
6.150% due 08/12/2032	PEN	28,400	9,618
6.350% due 08/12/2028		28,929	10,000
6.950% due 08/12/2031		1,000	362
8.200% due 08/12/2026		44,680	16,827

Qatar Government International Bond
4.817% due 03/14/2049		$1,000	1,240
5.103% due 04/23/2048		4,300	5,506

Republic of South Africa Government International Bond
5.750% due 09/30/2049		9,000	8,967

Saudi Government International Bond
4.625% due 10/04/2047		2,500	2,846
5.000% due 04/17/2049		1,200	1,447

Ukraine Government International Bond
7.375% due 09/25/2032		1,000	1,007

Total Sovereign Issues (Cost $75,914)			75,410

		SHARES
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(j)		32,402	405

Total Common Stocks (Cost $944)			405

WARRANTS 0.0%

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024		8,823	18

Total Warrants (Cost $23)			18

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.2%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(h)		40,000	4,285

Nationwide Building Society
10.250% ~		6,800	1,312

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~		54,575	1,506

State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(h)		22,800	628

			7,731

INDUSTRIALS 0.2%

Energy Transfer Operating LP
7.600% (US0003M + 5.161%) due 05/15/2024 ~(h)		433,000	10,972

UTILITIES 0.1%

Entergy Arkansas LLC
4.750% due 06/01/2063		39,925	1,018

Entergy Texas, Inc.
5.625% due 06/01/2064		142,184	4,008

			5,026

Total Preferred Securities (Cost $22,436)			23,729

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (k) 0.1%
			$5,869

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
58.998% due 02/26/2020 - 05/13/2020 (e)(f)	ARS	14,920	152

Total Short-Term Instruments (Cost $6,124)			6,021

Total Investments in Securities (Cost $4,932,365)			5,357,480

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%

PIMCO Short-Term Floating NAV Portfolio III	8,308,107	$82,192

Total Short-Term Instruments (Cost $82,185)		82,192

Total Investments in Affiliates (Cost $82,185)		82,192

Total Investments 123.3% (Cost $5,014,550)		$5,439,672

Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $35,218)		2,845

Other Assets and Liabilities, net (23.4)%		(1,030,001)

Net Assets 100.0%		$4,412,516

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$8,452	$8,677	0.20%
Nissan Motor Acceptance Corp. 3.650% due 09/21/2021	09/13/2019	2,243	2,251	0.05
Norwegian Air Shuttle 4.100% due 06/24/2026	06/25/2014 - 09/08/2014	12,710	12,238	0.28
Norwegian Air Shuttle 6.600% due 06/24/2021	06/25/2014	5,328	5,278	0.12
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025	05/08/2019 - 08/23/2019	3,396	3,221	0.07
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	7,000	7,526	0.17
Piper Jaffray Cos. 5.200% due 10/15/2023	09/19/2019	6,000	6,023	0.14
Westmoreland Mining Holdings LLC	12/08/2014	944	405	0.01

		$46,073	$45,619	1.04%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$5,869	U.S. Treasury Notes 2.250% due 03/31/2021	$(5,989)	$5,869	$5,869

Total Repurchase Agreements						$(5,989)	$5,869	$5,869

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.260%	08/27/2019	10/22/2019		$(24,134)	$(24,187)
BOS	2.270	08/30/2019	10/15/2019		(153,370)	(153,679)
BSN	2.250	09/03/2019	10/11/2019		(5,145)	(5,154)
JPS	2.040	09/06/2019	10/15/2019		(23,725)	(23,759)
	2.220	08/19/2019	10/18/2019		(194,800)	(195,317)
NXN	2.290	09/09/2019	10/15/2019		(108,225)	(108,376)
RCY	2.280	09/03/2019	10/11/2019		(11,637)	(11,658)
SBI	1.500	09/23/2019	TBD	(3)	(4,753)	(4,755)
SCX	2.280	09/03/2019	10/18/2019		(33,933)	(33,993)
	2.290	08/26/2019	10/08/2019		(126,464)	(126,753)

Total Reverse Repurchase Agreements						$(687,631)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(24,187)	$0	$(24,187)	$24,290	$103
BOS	0	(153,679)	0	(153,679)	153,581	(98)
BSN	0	(5,154)	0	(5,154)	5,287	133
FICC	5,869	0	0	5,869	(5,989)	(120)
JPS	0	(219,076)	0	(219,076)	218,535	(541)
NXN	0	(108,376)	0	(108,376)	107,131	(1,245)
RCY	0	(11,658)	0	(11,658)	11,568	(90)
SBI	0	(4,755)	0	(4,755)	4,914	159
SCX	0	(160,746)	0	(160,746)	160,703	(43)

Total Borrowings and Other Financing Transactions	$5,869	$(687,631)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(4,755)	$(4,755)
U.S. Treasury Obligations	0	(682,876)	0	0	(682,876)

Total Borrowings	$0	$(682,876)	$0	$(4,755)	$(687,631)

Payable for reverse repurchase agreements					$(687,631)

(l)	Securities with an aggregate market value of $685,533 and cash of $480 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(395,768) at a weighted average interest rate of 2.303%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$111.125	11/22/2019	2	$4	$0	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.250	11/22/2019	123	246	1	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.375	11/22/2019	709	1,418	6	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.500	11/22/2019	5	5	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	31	31	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	253	253	2	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.500	11/22/2019	5	5	0	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	125.000	11/22/2019	261	261	2	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	127.000	11/22/2019	40	40	1	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	129.000	11/22/2019	6	6	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	135.000	11/22/2019	133	133	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	686	686	6	1

Total Purchased Options					$19	$2

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	290	$55,078	$(396)	$13	$(35)
U.S. Treasury 10-Year Note December Futures	12/2019	207	26,975	(271)	0	(16)
U.S. Treasury 30-Year Bond December Futures	12/2019	187	30,352	(637)	0	(6)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	269	51,623	(1,351)	17	0

				$(2,655)	$30	$(57)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	247	$(24,565)	$(149)	$139	$(10)
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	1,078	(41)	59	18	0
U.S. Treasury 2-Year Note December Futures	12/2019	834	(179,727)	416	26	0

				$326	$183	$(10)

Total Futures Contracts				$(2,329)	$213	$(67)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Caterpillar, Inc.	(1.000)%	Quarterly	12/20/2020	0.079%	$3,200	$(85)	$48	$(37)	$0	$0
Deere & Co.	(1.000)	Quarterly	12/20/2020	0.089	1,925	(51)	29	(22)	0	0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	1.096	1,400	(152)	5	(147)	3	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.793	3,800	5	(42)	(37)	1	0

						$(283)	$40	$(243)	$4	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
DISH DBS Corp.	5.000%	Quarterly	06/20/2023	2.815%	$	8,300	$(43)	$686	$643	$0	$(19)
Ford Motor Co.	5.000	Quarterly	12/20/2021	0.638		600	104	(46)	58	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.915		1,400	263	(109)	154	0	(2)
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.689		4,200	480	81	561	3	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.283		900	161	(56)	105	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.741		600	72	7	79	0	0
General Electric Co.	1.000	Quarterly	06/20/2023	0.896		1,400	8	(2)	6	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		400	(3)	3	0	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		5,000	(114)	80	(34)	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		3,300	(53)	6	(47)	1	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.630		1,200	186	29	215	1	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.220		1,300	(161)	177	16	0	0
Telefonica Emisiones S.A.U.	1.000	Quarterly	12/20/2023	0.586	EUR	3,200	(5)	68	63	1	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.605		3,400	32	39	71	0	(1)

							$927	$963	$1,890	$6	$(27)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$1,552	$(45)	$19	$(26)	$1	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	1,649	(60)	28	(32)	0	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	900	(18)	(10)	(28)	0	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	6,500	(303)	49	(254)	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	104,000	(4,408)	(442)	(4,850)	69	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	9,000	(444)	(27)	(471)	5	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	178,200	13,632	(786)	12,846	407	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	1,253,100	25,585	1,201	26,786	767	0
CDX.IG-32 10-Year Index	1.000	Quarterly	06/20/2029	28,100	(10)	(66)	(76)	17	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	261,900	5,306	(80)	5,226	210	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029	19,500	(101)	(26)	(127)	17	0

					$39,134	$(140)	$38,994	$1,494	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.350%	Maturity	01/02/2023	BRL	163,200	$(13)	$396	$383	$11	$0
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2027		97,100	(2)	300	298	0	(5)
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024	$	6,200	(6)	(247)	(253)	1	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		16,800	(16)	(639)	(655)	3	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		11,000	(11)	(432)	(443)	2	0
Receive	3-Month USD-LIBOR	2.480	Semi-Annual	04/02/2024		14,400	(16)	(684)	(700)	2	0
Receive	3-Month USD-LIBOR	2.490	Semi-Annual	04/03/2024		15,000	(16)	(721)	(737)	2	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	04/08/2024		15,500	(19)	(760)	(779)	1	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	04/09/2024		13,600	(14)	(670)	(684)	1	0
Receive	3-Month USD-LIBOR	2.435	Semi-Annual	04/10/2024		14,400	(16)	(655)	(671)	0	0
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	04/10/2024		14,900	(18)	(705)	(723)	0	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	04/11/2024		14,000	(14)	(621)	(635)	0	0
Receive	3-Month USD-LIBOR	2.425	Semi-Annual	04/15/2024		22,200	(22)	(1,006)	(1,028)	0	(1)
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	05/15/2024		14,000	(15)	(554)	(569)	0	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/17/2024		12,900	(14)	(520)	(534)	0	0
Receive	3-Month USD-LIBOR	2.330	Semi-Annual	05/20/2024		14,600	(16)	(608)	(624)	0	0
Receive	3-Month USD-LIBOR	2.320	Semi-Annual	05/21/2024		14,600	(17)	(600)	(617)	0	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/22/2024		14,700	(16)	(591)	(607)	0	0
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/29/2024		15,200	(19)	(568)	(587)	1	0
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	05/30/2024		14,800	(19)	(537)	(556)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	05/30/2024		14,800	(18)	(559)	(577)	1	0
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/31/2024		16,600	(18)	(621)	(639)	1	0
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/04/2024		14,900	(16)	(537)	(553)	1	0
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	06/05/2024		15,000	(18)	(532)	(550)	1	0
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	06/05/2024		15,500	(16)	(620)	(636)	2	0
Receive	3-Month USD-LIBOR	2.270	Semi-Annual	06/06/2024		15,400	(16)	(602)	(618)	2	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029	EUR	42,300	(1,577)	(1,442)	(3,019)	44	0
Receive(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		46,900	858	(685)	173	57	0
Receive(7)	6-Month EUR-EURIBOR	1.000	Annual	12/18/2049		4,700	(1,079)	(119)	(1,198)	65	0

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2025	GBP	75,500	$96	$703	$799	$345	$0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		43,600	453	(1,040)	(587)	0	(179)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		9,350	228	(392)	(164)	26	0
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	9,471,700	60	749	809	0	(47)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	2,480,000	(1,121)	43	(1,078)	16	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		2,666,300	(943)	(499)	(1,442)	25	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		33,400	0	(10)	(10)	1	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021	MXN	56,400	(150)	100	(50)	0	(3)
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022		1,900	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		229,300	25	439	464	0	(16)
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022		468,600	0	817	817	0	(33)
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		4,700	0	8	8	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		610,100	(410)	1,428	1,018	0	(43)
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024		148,900	0	449	449	0	(13)
Pay	28-Day MXN-TIIE	7.850	Lunar	04/17/2024		771,900	5	2,077	2,082	0	(71)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		144,600	10	(627)	(617)	14	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		260,000	144	(1,089)	(945)	25	0
Receive	CPURNSA	1.273	Maturity	09/30/2020	$	4,350	114	(8)	106	0	(3)
Receive	CPURNSA	1.303	Maturity	09/30/2020		19,500	482	(39)	443	0	(11)
Pay	UKRPI	3.530	Maturity	10/15/2031	GBP	10,600	65	(274)	(209)	34	0
Pay	UKRPI	3.585	Maturity	10/15/2046		800	32	170	202	13	0

							$(3,109)	$(13,133)	$(16,242)	$698	$(425)

Total Swap Agreements							$36,669	$(12,270)	$24,399	$2,202	$(452)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$213	$2,202	$2,417	$0	$(67)	$(452)	$(519)

(n)

Securities with an aggregate market value of $74,756 and cash of $3,918 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$22,429	GBP	18,203	$0	$(48)
	11/2019	GBP	18,203		$22,459	48	0

BPS	10/2019	EUR	2,551		2,803	23	0
	10/2019		$1,229	EUR	1,113	0	(16)
	11/2019	PEN	42,393		$12,837	286	0
	12/2019		42,715		12,647	7	0
	12/2019		$13,564	IDR	195,549,622	94	0
	01/2020		6,623	MXN	132,035	0	(41)

BRC	10/2019	MXN	63,344		$3,278	72	0
	10/2019		$120,444	EUR	110,155	0	(380)
	11/2019	EUR	110,155		$120,738	376	0
	01/2020		$3,223	MXN	63,344	0	(68)

CBK	10/2019	EUR	2,206		$2,431	27	0
	10/2019	PEN	15,700		4,612	0	(43)
	10/2019		$1,369	EUR	1,238	0	(20)
	10/2019		10,869	GBP	8,780	0	(73)
	10/2019		704	MXN	13,805	0	(6)
	10/2019		4,629	PEN	15,700	25	0
	10/2019		10,309	ZAR	147,193	0	(598)
	11/2019		9,139	COP	30,933,206	0	(273)
	11/2019		6,385	MXN	127,691	37	(1)
	12/2019	PEN	8,610		$2,548	1	0
	01/2020		15,700		4,611	0	(26)

GLM	10/2019	MXN	13,805		685	0	(13)

HUS	10/2019	AUD	3,349		2,261	1	0
	10/2019	GBP	38,116		46,537	0	(328)
	10/2019		$766	MXN	14,909	0	(11)
	12/2019	HKD	1,834		$234	0	0
	02/2020		$9,684	PLN	37,903	0	(215)

JPM	10/2019	MXN	37,367		$1,940	49	0
	10/2019		$13,732	GBP	11,133	0	(44)
	10/2019		5,141	MXN	100,711	0	(43)
	10/2019		8,689	TRY	49,869	95	0
	01/2020		1,907	MXN	37,367	0	(46)

MYI	10/2019	BRL	91,071		$21,869	0	(50)
	10/2019		$21,886	BRL	91,071	79	(47)

RYL	11/2019	MXN	121,393		$5,982	0	(122)
	03/2020	CNH	1,273		176	0	(1)

SCX	10/2019	BRL	91,071		22,006	87	0
	10/2019	EUR	107,749		119,576	2,134	0
	10/2019		$21,869	BRL	91,071	50	0
	10/2019		15,712	RUB	1,001,975	0	(289)
	11/2019		21,964	BRL	91,071	0	(96)

SOG	11/2019		3,810	RUB	247,276	0	(19)
	12/2019		221		14,976	7	0

UAG	10/2019	JPY	13,455,435		$125,022	578	0
	10/2019		$127,540	JPY	13,455,435	0	(3,096)
	11/2019		125,307		13,455,435	0	(587)
	12/2019		177	CNY	1,268	0	0

Total Forward Foreign Currency Contracts						$4,076	$(6,600)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940%	02/18/2020	72,450	$531	$2,044
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	8,700	418	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	3,900	184	0

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.340	10/04/2019	18,000	508	0

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930%	12/09/2019	12,700	$584	$1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	3,900	187	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019	4,600	265	0

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.900	11/07/2019	12,800	1,216	0

							$3,893	$2,045

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	$72.000	10/03/2019	210,000	$8	$0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	73.000	10/03/2019	65,000	3	0

					$11	$0

Total Purchased Options					$3,904	$2,045

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	11/20/2019	12,600	$(17)	$(3)

BPS	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	14,300	(6)	(3)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	4,400	(6)	(1)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	26,500	(21)	(5)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	39,200	(24)	(14)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	23,600	(28)	(15)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	3,700	(2)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	3,700	(5)	(5)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	6,400	(8)	(1)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	27,700	(14)	(6)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	5,900	(3)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	5,900	(6)	(5)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	13,300	(19)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	11,400	(14)	(2)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	22,900	(26)	(23)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	21,300	(11)	(9)

CKL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	40,800	(32)	(17)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	40,800	(41)	(13)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	6,000	(4)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	6,000	(6)	(4)

DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	5,200	(3)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	5,200	(5)	(4)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	7,900	(4)	(5)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	7,900	(12)	(10)

DUB	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	15,100	(8)	(2)

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	6,000	(6)	(1)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	26,400	(14)	(6)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	12/18/2019	17,800	(17)	(6)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	13,300	(14)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	16,800	(21)	(4)
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	19,300	(17)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	21,200	(21)	(1)

JLN	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	21,600	(17)	(9)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	21,600	(23)	(7)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.800	11/20/2019	21,700	(32)	(6)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.850	11/20/2019	21,800	(34)	(4)

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	6,500	(4)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	6,500	(6)	(5)

MYC	Call - OTC CDX.IG-3 5-Year Index	Buy	0.525	12/18/2019	18,100	(7)	(7)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	32,600	(17)	(4)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	15,900	(8)	(4)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	21,600	(24)	(9)

						$(607)	$(235)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	10,300	$(89)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,800	(88)	0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	2,900	(28)	0

						$(205)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	38,300	$(418)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	17,100	(183)	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020	6,900	(531)	(2,280)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	10/04/2019	77,600	(522)	0

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	55,900	(587)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	17,100	(186)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019	20,100	(263)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	9,000	(215)	(419)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	11/07/2019	64,000	(1,216)	0

							$(4,121)	$(2,699)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	$98.469	11/06/2019	8,500	$(28)	$(24)
	Call - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	100.469	11/06/2019	8,500	(23)	(22)

					$(51)	$(46)

Total Written Options					$(4,984)	$(2,980)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	12/20/2023	0.710%	$	2,500	$(30)	$60	$30	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		1,900	(31)	27	0	(4)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437		1,000	(61)	11	0	(50)

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.801		2,900	34	(5)	29	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.124		2,600	(15)	0	0	(15)
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	1.436		2,200	(42)	(4)	0	(46)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.543		1,600	(58)	17	0	(41)
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.228		2,700	(27)	(2)	0	(29)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922		1,800	(76)	33	0	(43)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437		400	(21)	1	0	(20)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.732		2,000	29	(2)	27	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.716		2,200	33	(1)	32	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.849		2,000	19	(3)	16	0

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.306		1,400	(38)	23	0	(15)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		500	(5)	9	4	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937		1,400	5	0	5	0
	Italy Government International Bond	1.000	Quarterly	12/20/2021	0.504		26,000	(765)	1,056	291	0
	Italy Government International Bond	1.000	Quarterly	06/20/2022	0.819		2,300	(64)	76	12	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437		3,000	(178)	28	0	(150)

DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922		2,100	(84)	34	0	(50)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437		2,200	(129)	19	0	(110)

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.836		700	(7)	11	4	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		2,400	(43)	51	8	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		2,800	(23)	2	0	(21)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922		1,200	(48)	19	0	(29)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437		500	(29)	4	0	(25)

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
HUS	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	0.923%	$	7,700	$(122)	$148	$26	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		4,400	(59)	49	0	(10)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.196		3,300	(327)	305	0	(22)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922		700	(29)	12	0	(17)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		12,700	(237)	281	44	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		1,800	(29)	25	0	(4)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.599		3,400	47	16	63	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.663		1,700	23	6	29	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.196		1,700	(171)	160	0	(11)
	Southern Co.	1.000	Quarterly	12/20/2022	0.162		3,500	43	51	94	0

MYC	Entergy Corp.	1.000	Quarterly	03/20/2021	0.176		2,500	(271)	302	31	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		19,800	(119)	(33)	0	(152)

NGF	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		7,550	(139)	165	26	0

								$(3,044)	$2,951	$771	$(864)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$	900	$22	$34	$56	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,000	304	(93)	211	0

BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,100	128	49	177	0

BRC	iTraxx Japan 31 5-Year Index	1.000	Quarterly	06/20/2024	JPY	23,000	4	1	5	0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	250	20	6	26	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,600	166	92	258	0
	iTraxx Japan 31 5-Year Index	1.000	Quarterly	06/20/2024	JPY	6,000	1	0	1	0
	iTraxx Japan 32 5-Year Index	1.000	Quarterly	12/20/2024		4,000	1	0	1	0

DUB	iTraxx Japan 31 5-Year Index	1.000	Quarterly	06/20/2024		48,000	9	1	10	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	2,500	211	53	264	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		1,300	180	6	186	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		4,800	571	203	774	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		150	13	3	16	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	16	(2)	14	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		7,900	970	304	1,274	0
	iTraxx Japan 32 5-Year Index	1.000	Quarterly	12/20/2024	JPY	89,000	17	(1)	16	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	1,200	143	50	193	0

							$2,776	$706	$3,482	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	$21,700	$(122)	$1,139	$1,017	$0

Total Swap Agreements								$(390)	$4,796	$5,270	$(864)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$48	$2,044	$267	$2,359	$(48)	$(2,283)	$0	$(2,331)	$28	$(70)	$(42)
BPS	410	0	207	617	(57)	(45)	(54)	(156)	461	(318)	143
BRC	448	0	109	557	(448)	(14)	(194)	(656)	(99)	129	30
CBK	90	0	598	688	(1,040)	(36)	(165)	(1,241)	(553)	318	(235)
CKL	0	0	0	0	0	(36)	0	(36)	(36)	0	(36)
DBL	0	0	0	0	0	(21)	0	(21)	(21)	0	(21)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
DUB	$0	$0	$10	$10	$0	$(2)	$(160)	$(162)	$(152)	$170	$18
FBF	0	0	0	0	0	(13)	0	(13)	(13)	266	253
GLM	0	1	0	1	(13)	(419)	0	(432)	(431)	583	152
GST	0	0	1,236	1,236	0	(7)	(75)	(82)	1,154	(1,120)	34
HUS	1	0	26	27	(554)	0	(49)	(603)	(576)	849	273
JLN	0	0	0	0	0	(26)	0	(26)	(26)	0	(26)
JPM	144	0	1,550	1,694	(133)	(46)	(15)	(194)	1,500	(1,550)	(50)
MEI	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
MYC	0	0	1,241	1,241	0	(24)	(152)	(176)	1,065	(6,629)	(5,564)
MYI	79	0	0	79	(97)	0	0	(97)	(18)	(110)	(128)
NGF	0	0	26	26	0	0	0	0	26	0	26
RYL	0	0	0	0	(123)	0	0	(123)	(123)	(100)	(223)
SCX	2,271	0	0	2,271	(385)	0	0	(385)	1,886	(1,270)	616
SOG	7	0	0	7	(19)	0	0	(19)	(12)	0	(12)
UAG	578	0	0	578	(3,683)	0	0	(3,683)	(3,105)	2,703	(402)

Total Over the Counter	$4,076	$2,045	$5,270	$11,391	$(6,600)	$(2,980)	$(864)	$(10,444)

(p)

Securities with an aggregate market value of $5,128 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	213	213
Swap Agreements	0	1,504	0	0	698	2,202

	$0	$1,504	$0	$0	$913	$2,417

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,076	$0	$4,076
Purchased Options	0	0	0	0	2,045	2,045
Swap Agreements	0	4,253	0	0	1,017	5,270

	$0	$4,253	$0	$4,076	$3,062	$11,391

	$0	$5,757	$0	$4,076	$3,975	$13,808

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$67	$67
Swap Agreements	0	27	0	0	425	452

	$0	$27	$0	$0	$492	$519

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,600	$0	$6,600
Written Options	0	235	0	0	2,745	2,980
Swap Agreements	0	864	0	0	0	864

	$0	$1,099	$0	$6,600	$2,745	$10,444

	$0	$1,126	$0	$6,600	$3,237	$10,963

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(57)	$(57)
Written Options	0	0	0	0	30	30
Futures	0	0	0	0	25,182	25,182
Swap Agreements	0	27,019	0	0	(26,494)	525

	$0	$27,019	$0	$0	$(1,339)	$25,680

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,680	$0	$6,680
Purchased Options	0	0	0	0	(750)	(750)
Written Options	0	420	0	87	2,339	2,846
Swap Agreements	0	4,001	0	0	44,597	48,598

	$0	$4,421	$0	$6,767	$46,186	$57,374

	$0	$31,440	$0	$6,767	$44,847	$83,054

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	(10,948)	(10,948)
Swap Agreements	0	(6,039)	0	0	(5,332)	(11,371)

	$0	$(6,039)	$0	$0	$(16,285)	$(22,324)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,674)	$0	$(3,674)
Purchased Options	0	0	0	(23)	1,145	1,122
Written Options	0	233	0	(58)	(980)	(805)
Swap Agreements	0	(1,500)	0	0	(9,489)	(10,989)

	$0	$(1,267)	$0	$(3,755)	$(9,324)	$(14,346)

	$0	$(7,306)	$0	$(3,755)	$(25,609)	$(36,670)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$55,509	$64,502	$120,011
Corporate Bonds & Notes
Banking & Finance	1,496	1,235,228	14,453	1,251,177
Industrials	0	1,679,006	1,402	1,680,408
Utilities	0	596,616	0	596,616
Municipal Bonds & Notes
California	0	15,736	0	15,736
Georgia	0	14,445	0	14,445
Illinois	0	4,487	0	4,487
Indiana	0	1,228	0	1,228
Michigan	0	628	0	628
New Jersey	0	902	0	902
New York	0	25,158	0	25,158
Ohio	0	16,949	0	16,949
Pennsylvania	0	16,478	0	16,478
Tennessee	0	4,279	0	4,279
Texas	0	5,783	0	5,783
Virginia	0	2,992	0	2,992
Washington	0	1,544	0	1,544
West Virginia	0	1,062	0	1,062
U.S. Government Agencies	0	414,609	0	414,609
U.S. Treasury Obligations	0	1,021,329	0	1,021,329
Non-Agency Mortgage-Backed Securities	0	14,541	0	14,541
Asset-Backed Securities	0	41,535	0	41,535
Sovereign Issues	0	75,410	0	75,410
Common Stocks
Industrials	0	0	405	405
Warrants
Utilities	18	0	0	18
Preferred Securities
Banking & Finance	2,134	5,597	0	7,731
Industrials	10,972	0	0	10,972
Utilities	5,026	0	0	5,026

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short-Term Instruments
Repurchase Agreements	$0	$5,869	$0	$5,869
Argentina Treasury Bills	0	152	0	152

	$19,646	$5,257,072	$80,762	$5,357,480

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$82,192	$0	$0	$82,192

Total Investments	$101,838	$5,257,072	$80,762	$5,439,672

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	213	2,204	0	2,417
Over the counter	0	11,391	0	11,391

	$213	$13,595	$0	$13,808

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(67)	(452)	0	(519)
Over the counter	0	(10,444)	0	(10,444)

	$(67)	$(10,896)	$0	$(10,963)

Total Financial Derivative Instruments	$146	$2,699	$0	$2,845

Totals	$101,984	$5,259,771	$80,762	$5,442,517

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$59,711	$12,988	$(2,503)	$45	$9	$332	$1,119	$(7,199)	$64,502	$150
Corporate Bonds & Notes
Banking & Finance	6,848	6,904	0	0	0	701	0	0	14,453	702
Industrials	1,362	0	(28)	0	0	68	0	0	1,402	68
Asset-Backed Securities	1,582	0	0	(1)	0	38	0	(1,619)	0	0
Common Stocks
Industrials	0	944	0	0	0	(539)	0	0	405	(539)

Totals	$69,503	$20,836	$(2,531)	$44	$9	$600	$1,119	$(8,818)	$80,762	$381

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$54,365	Proxy Pricing	Base Price	96.125-102.750
	10,137	Third Party Vendor	Broker Quote	88.750-101.130
Corporate Bonds & Notes
Banking & Finance	904	Indicative Market Quotation	Broker Quote	100.190
	6,023	Proxy Pricing	Base Price	100.000
	7,526	Reference Instrument	Option Adjusted Spread	603.426 bps
Industrials	1,402	Proxy Pricing	Base Price	107.500
Common Stocks
Industrials	405	Other Valuation Techniques(2)	—	—

Total	$80,762

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Schedule of Investments PIMCO Low Duration Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.1%

AASET
4.212% due 11/15/2041 (k)	$8,374	$8,524

Advanced Drainage Systems, Inc.
TBD% due 09/19/2026	194	195

Advanz Pharma Corp.
7.528% (LIBOR03M + 5.500%) due 09/06/2024 ~	1,316	1,246

Alphabet Holding Co., Inc.
5.544% (LIBOR03M + 3.500%) due 09/26/2024 ~	98	91

Altice France S.A.
6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~	1,390	1,387

Ancestry.com Operations, Inc.
6.300% (LIBOR03M + 4.250%) due 08/27/2026 ~	200	198

API Group, Inc.
TBD% due 10/01/2026 «	2,000	2,010

Aramark Services, Inc.
3.794% (LIBOR03M + 1.750%) due 03/11/2025 ~	93	94

Avantor, Inc.
5.044% (LIBOR03M + 3.000%) due 11/21/2024 ~	19	19

Avolon TLB Borrower (U.S.) LLC
3.794% (LIBOR03M + 1.750%) due 01/15/2025 ~	2,840	2,856

Axalta Coating Systems U.S. Holdings, Inc.
3.854% (LIBOR03M + 1.750%) due 06/01/2024 ~	69	69

Bausch Health Cos., Inc.
4.789% (LIBOR03M + 2.750%) due 11/27/2025 ~	481	483
5.039% (LIBOR03M + 3.000%) due 06/02/2025 ~	307	309

Beacon Roofing Supply, Inc.
4.294% (LIBOR03M + 2.250%) due 01/02/2025 ~	79	79

BWAY Holding Co.
5.590% (LIBOR03M + 3.250%) due 04/03/2024 ~	68	67

Caesars Resort Collection LLC
4.794% (LIBOR03M + 2.750%) due 12/22/2024 ~	786	782

CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	345	344

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~	1,729	1,741

CityCenter Holdings LLC
4.294% (LIBOR03M + 2.250%) due 04/18/2024 ~	3,940	3,954

Core & Main LP
4.850% - 4.882% (LIBOR03M + 2.750%) due 08/01/2024 ~	46	46

Crown Americas LLC
4.057% (LIBOR03M + 2.000%) due 04/03/2025 ~	27	27

CSC Holdings LLC
4.528% (LIBOR03M + 2.500%) due 01/25/2026 ~	198	198

Dell International LLC
4.044% (LIBOR03M + 2.000%) due 09/19/2025 ~	4,097	4,127

Delos Finance SARL
3.854% (LIBOR03M + 1.750%) due 10/06/2023 ~	524	526

Diamond Resorts Corp.
5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	4,338	4,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)	$5,480	$5,137

Emerald TopCo, Inc.
5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~	995	993

Envision Healthcare Corp.
5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	4,434	3,629

Financial & Risk U.S. Holdings, Inc.
5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~	3,749	3,774

Fleet U.S. Bidco, Inc.
TBD% due 09/23/2026 «	200	201

Forest City Enterprises, L.P.
6.044% (LIBOR03M + 4.000%) due 12/07/2025 ~	695	700

Frontier Communications Corp.
5.800% (LIBOR03M + 3.750%) due 06/15/2024 ~	2,821	2,822

Gardner Denver, Inc.
4.794% (LIBOR03M + 2.750%) due 07/30/2024 ~	649	651

Gates Global LLC
4.794% (LIBOR03M + 2.750%) due 04/01/2024 ~	819	809

Genworth Holdings, Inc.
6.670% (LIBOR03M + 4.500%) due 03/07/2023 ~	49	49

Gray Television, Inc.
4.832% (LIBOR03M + 2.500%) due 01/02/2026 ~	496	499

Hilton Worldwide Finance LLC
3.768% (LIBOR03M + 1.750%) due 06/22/2026 ~	4,007	4,035

iHeartCommunications, Inc.
6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~	16,982	17,115

Intelsat Jackson Holdings S.A.
5.804% (LIBOR03M + 3.750%) due 11/27/2023 ~	3,129	3,138
6.625% due 01/02/2024	225	230

IRB Holding Corp.
5.550% (LIBOR03M + 3.250%) due 02/05/2025 ~	99	98

Kinetic Concepts, Inc.
7.250% (PRIME + 2.250%) due 02/02/2024 ~	4,712	4,728

Marriott Ownership Resorts, Inc.
4.294% (LIBOR03M + 2.250%) due 08/29/2025 ~	695	699

McDermott Technology Americas, Inc.
7.104% (LIBOR03M + 5.000%) due 05/09/2025 ~	3,393	2,169

Meredith Corp.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	58	58

Messer Industrie GmbH
4.604% (LIBOR03M + 2.500%) due 03/01/2026 ~	529	529

MH Sub LLC
5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~	167	166

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	200	202

Nascar Holdings, Inc.
TBD% due 07/27/2026	1,328	1,339

NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~	3,574	3,504

Neiman Marcus Group Ltd. LLC
8.057% (LIBOR03M + 6.000%) due 10/25/2023 ~	2,170	1,674

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~		$10,686	$8,168

Nestle Skin Health
TBD% due 07/16/2026		1,759	1,769

Nielsen Finance LLC
4.042% (LIBOR03M + 2.000%) due 10/04/2023 ~		97	97

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~		499	484

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)		4,606	4,525

Parexel International Corp.
4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	84

PetSmart, Inc.
6.040% (LIBOR03M + 4.000%) due 03/11/2022 ~		796	777

PG&E Corp.
TBD% due 04/16/2020		200	201
1.125% due 12/31/2020 µ		4,362	4,390
4.320% (LIBOR03M + 2.250%) due 12/31/2020 ~µ		12,987	13,069

Post Holdings, Inc.
4.040% (LIBOR03M + 2.000%) due 05/24/2024 ~		42	42

Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~		2,100	2,098

RPI Finance Trust
4.044% (LIBOR03M + 2.000%) due 03/27/2023 ~		69	69

SBA Senior Finance LLC
4.050% (LIBOR03M + 2.000%) due 04/11/2025 ~		99	99

Sequa Mezzanine Holdings LLC
7.187% (LIBOR03M + 5.000%) due 11/28/2021 ~		15,137	15,017
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~		1,662	1,637

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	754

Sinclair Television Group, Inc.
4.540% (LIBOR03M + 2.500%) due 09/30/2026 ~		$510	513

Sprint Communications, Inc.
4.563% (LIBOR03M + 2.500%) due 02/02/2024 ~		975	969

SS&C Technologies Holdings Europe SARL
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~		243	244

SS&C Technologies, Inc.
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~		350	352

Starfruit Finco BV
5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~		1,225	1,202

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~		11,200	11,172

Syniverse Holdings, Inc.
7.028% (LIBOR03M + 5.000%) due 03/09/2023 ~		1,197	1,129

Tronox Finance LLC
4.794% - 4.854% (LIBOR03M + 2.750%) due 09/23/2024 ~		67	67

U.S. Renal Care, Inc.
7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~		926	880

Univision Communications, Inc.
4.794% (LIBOR03M + 2.750%) due 03/15/2024 ~		6,474	6,303

VFH Parent LLC
6.044% (LIBOR03M + 3.500%) due 03/01/2026 ~		200	201

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Corp.
6.044% (LIBOR03M + 4.000%) due 10/10/2024 ~		$75	$67

Westmoreland Mining Holdings LLC
10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~		68	69

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		179	136

Whatabrands LLC
5.516% (LIBOR03M + 3.250%) due 08/02/2026 ~		206	207

Wyndham Hotels & Resorts, Inc.
3.794% (LIBOR03M + 1.750%) due 05/30/2025 ~		198	199

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		4,320	4,353

Total Loan Participations and Assignments (Cost $175,785)			173,896

CORPORATE BONDS & NOTES 41.2%

BANKING & FINANCE 18.2%

ABN AMRO Bank NV
2.450% due 06/04/2020		4,000	4,007

AerCap Ireland Capital DAC
3.300% due 01/23/2023		700	714
3.500% due 05/26/2022		1,360	1,395
4.125% due 07/03/2023		1,800	1,889
4.450% due 12/16/2021		10,500	10,921
4.450% due 10/01/2025		4,589	4,900
4.500% due 05/15/2021		1,400	1,446
4.625% due 10/30/2020		1,954	2,001
4.625% due 07/01/2022		1,000	1,056
5.000% due 10/01/2021		3,750	3,944

AIB Group PLC
4.263% due 04/10/2025 •		5,000	5,208
4.750% due 10/12/2023		600	635

Air Lease Corp.
2.500% due 03/01/2021		7,675	7,700
3.500% due 01/15/2022		4,038	4,143

Aircastle Ltd.
5.125% due 03/15/2021		2,140	2,219
7.625% due 04/15/2020		210	216

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	113

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026		$1,200	1,278
4.000% due 01/15/2024		728	777

Ally Financial, Inc.
3.750% due 11/18/2019		2,614	2,618
3.875% due 05/21/2024		1,280	1,328
4.125% due 03/30/2020		9,830	9,916
4.125% due 02/13/2022		1,200	1,230
4.250% due 04/15/2021		4,702	4,820
7.500% due 09/15/2020		2,303	2,413
8.000% due 03/15/2020		7,930	8,118
8.000% due 11/01/2031		164	227

Ambac LSNI LLC
7.104% due 02/12/2023 •		5,317	5,383

American International Group, Inc.
5.750% due 04/01/2048 •		122	131

American Tower Corp.
2.250% due 01/15/2022		548	549
3.000% due 06/15/2023		755	773
3.300% due 02/15/2021		405	411
3.500% due 01/31/2023		1,200	1,244

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	4,790	5,667

Assurant, Inc.
4.200% due 09/27/2023		$124	130

Athene Holding Ltd.
4.125% due 01/12/2028		51	52

Aviation Capital Group LLC
2.875% due 01/20/2022		4,308	4,327
7.125% due 10/15/2020		200	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avolon Holdings Funding Ltd.
3.625% due 05/01/2022		$1,391	$1,411
5.125% due 10/01/2023		3,415	3,632
5.250% due 05/15/2024		2,583	2,772
5.500% due 01/15/2023		2,350	2,513

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		74	77
4.350% due 04/20/2028		117	125
5.000% due 04/20/2048		195	211

Axis Bank Ltd.
3.250% due 05/21/2020		200	201

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	1,400	1,556
8.875% due 04/14/2021 •(i)(j)		1,000	1,207

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	7,100	2,111

Banco Santander S.A.
3.848% due 04/12/2023		$200	209
6.250% due 09/11/2021 •(i)(j)	EUR	600	692

Bank of America Corp.
2.756% (US0003M + 0.650%) due 06/25/2022 ~		$1,379	1,384
2.917% (US0003M + 0.790%) due 03/05/2024 ~		98	98

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	10,475	11,886

Banque PSA Finance S.A.
5.750% due 04/04/2021		$82	86

Barclays Bank PLC
7.625% due 11/21/2022 (j)		5,500	6,068

Barclays PLC
3.125% due 01/17/2024	GBP	600	769
3.250% due 01/17/2033		300	374
3.548% (US0003M + 1.380%) due 05/16/2024 ~		$1,600	1,593
3.588% (US0003M + 1.430%) due 02/15/2023 ~		2,000	2,000
3.932% due 05/07/2025 •		31,800	32,876
4.338% due 05/16/2024 •		1,900	1,986
4.610% due 02/15/2023 •		2,000	2,079
5.875% due 09/15/2024 •(i)(j)	GBP	600	718
7.125% due 06/15/2025 •(i)(j)		1,800	2,350
7.250% due 03/15/2023 •(i)(j)		1,940	2,515
7.750% due 09/15/2023 •(i)(j)		$8,290	8,633
7.875% due 09/15/2022 •(i)(j)	GBP	200	262
8.000% due 12/15/2020 •(i)(j)	EUR	15,181	17,726
8.000% due 06/15/2024 •(i)(j)		$4,000	4,257

BGC Partners, Inc.
3.750% due 10/01/2024		640	638

BNP Paribas S.A.
4.400% due 08/14/2028		400	442
7.000% due 08/16/2028 •(i)(j)		200	220
7.625% due 03/30/2021 •(i)(j)		1,800	1,897

BOC Aviation Ltd.
3.000% due 03/30/2020		700	701
3.238% (US0003M + 1.125%) due 09/26/2023 ~		600	603
3.316% (US0003M + 1.050%) due 05/02/2021 ~		550	552
3.500% due 10/10/2024		3,780	3,883
4.000% due 01/25/2024		400	417

Brighthouse Financial, Inc.
3.700% due 06/22/2027		82	81

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~		3,600	3,591

Brookfield Finance, Inc.
3.900% due 01/25/2028		162	170
4.700% due 09/20/2047		316	347

Cantor Fitzgerald LP
4.875% due 05/01/2024		192	203

Capital One Financial Corp.
3.450% due 04/30/2021		896	912

CBL & Associates LP
4.600% due 10/15/2024		31	21
5.950% due 12/15/2026		988	699

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CC Holdings GS LLC
3.849% due 04/15/2023		$300	$315

CIT Bank N.A.
2.969% due 09/27/2025 •		1,300	1,304

CIT Group, Inc.
4.125% due 03/09/2021		5,468	5,577
5.000% due 08/15/2022		5,228	5,552
5.000% due 08/01/2023		815	871

Citigroup, Inc.
3.233% (US0003M + 0.950%) due 07/24/2023 ~		380	382
3.236% (US0003M + 0.960%) due 04/25/2022 ~		290	293
3.568% (US0003M + 1.430%) due 09/01/2023 ~		570	580

CNH Industrial Capital LLC
3.875% due 10/15/2021		20	21

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		670	680

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	15,135	17,021
6.625% due 06/29/2021 •(i)(j)		17,600	20,952

Credit Agricole S.A.
3.303% (US0003M + 1.020%) due 04/24/2023 ~		$250	251
3.750% due 04/24/2023		250	261

Credit Suisse AG
5.750% due 09/18/2025 •(j)	EUR	700	805
6.500% due 08/08/2023 (j)		$1,000	1,116

Credit Suisse Group AG
2.593% due 09/11/2025 •		2,600	2,577
3.574% due 01/09/2023		500	512
7.250% due 09/12/2025 •(i)(j)		600	643
7.500% due 07/17/2023 •(i)(j)		1,400	1,497

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		8,800	8,825
3.750% due 03/26/2025		4,500	4,732

Crown Castle International Corp.
2.250% due 09/01/2021		660	661
3.400% due 02/15/2021		500	507
5.250% due 01/15/2023		1,000	1,092

CTR Partnership LP
5.250% due 06/01/2025		66	68

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	4,400	4,766
0.213% (EUR003M + 0.650%) due 09/10/2021 ~		2,500	2,686
1.875% due 02/28/2020	GBP	7,500	9,219
2.700% due 07/13/2020		$222	222
3.150% due 01/22/2021		8,200	8,184
3.273% (US0003M + 0.970%) due 07/13/2020 ~		1,070	1,068
3.577% (US0003M + 1.290%) due 02/04/2021 ~		1,520	1,510
4.250% due 10/14/2021		5,120	5,196
5.000% due 02/14/2022		12,057	12,489

Digital Realty Trust LP
3.600% due 07/01/2029		1,290	1,344

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		379	385

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	4,383	4,700

EPR Properties
4.750% due 12/15/2026		$77	83
4.950% due 04/15/2028		316	345

Equinix, Inc.
2.875% due 03/15/2024	EUR	400	453
2.875% due 02/01/2026		400	455

ESH Hospitality, Inc.
4.625% due 10/01/2027		$426	428

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		112	121

FCE Bank PLC
0.088% due 08/26/2020 •	EUR	1,500	1,631

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.869% due 09/13/2021	EUR	3,900	$4,252
1.114% due 05/13/2020		300	329
1.660% due 02/11/2021		800	887
1.875% due 06/24/2021		4,000	4,457

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •		4,690	5,022
0.030% due 05/14/2021 •		3,970	4,296
2.343% due 11/02/2020		$600	597
2.459% due 03/27/2020		2,400	2,398
2.696% (US0003M + 0.430%) due 11/02/2020 ~		400	397
2.922% (US0003M + 0.790%) due 06/12/2020 ~		300	299
3.099% (US0003M + 0.810%) due 04/05/2021 ~		5,550	5,487
3.157% due 08/04/2020		1,750	1,755
3.200% due 01/15/2021		550	551
3.220% (US0003M + 0.880%) due 10/12/2021 ~		1,600	1,573
3.336% due 03/18/2021		400	402
3.367% (US0003M + 1.080%) due 08/03/2022 ~		1,600	1,566
3.374% (US0003M + 1.270%) due 03/28/2022 ~		3,600	3,552
3.393% (US0003M + 1.235%) due 02/15/2023 ~		3,100	3,008
3.550% due 10/07/2022		3,654	3,657
4.853% (US0003M + 2.550%) due 01/07/2021 ~		3,000	3,046
5.085% due 01/07/2021		1,000	1,026
5.443% (US0003M + 3.140%) due 01/07/2022 ~		3,000	3,084

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		2,862	2,948
6.750% due 03/15/2022		9,551	10,005

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	650	704
0.010% (EUR003M + 0.380%) due 01/21/2020 ~		200	218
0.800% due 01/21/2022		200	220

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$3,000	2,993
4.418% due 11/15/2035		1,300	1,366

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	1,000	1,327
5.125% due 05/24/2023		170	231
5.875% due 11/04/2020		298	383

General Motors Financial Co., Inc.
0.147% due 03/26/2022 •	EUR	1,950	2,112
2.779% (US0003M + 0.540%) due 11/06/2020 ~		$480	479
3.161% (US0003M + 0.850%) due 04/09/2021 ~		1,302	1,302
3.200% due 07/13/2020		1,836	1,846
3.279% (US0003M + 0.990%) due 01/05/2023 ~		1,254	1,237
3.339% (US0003M + 1.100%) due 11/06/2021 ~		486	486
3.414% (US0003M + 1.310%) due 06/30/2022 ~		480	480
3.853% (US0003M + 1.550%) due 01/14/2022 ~		2,420	2,438

GLP Capital LP
5.300% due 01/15/2029		902	998

Goldman Sachs Group, Inc.
3.377% (US0003M + 1.110%) due 04/26/2022 ~		2,350	2,371

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		279	290

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	214

Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		3,200	3,211

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		13,100	13,395

Howard Hughes Corp.
5.375% due 03/15/2025		621	652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		$1,400	$1,402
3.000% due 05/29/2030 •	GBP	1,600	2,086
3.124% (US0003M + 1.000%) due 05/18/2024 ~		$600	603
3.368% (US0003M + 1.230%) due 03/11/2025 ~		7,600	7,654
3.973% due 05/22/2030 •		2,400	2,565
4.292% due 09/12/2026 •		7,500	8,057
6.000% due 09/29/2023 •(i)(j)	EUR	2,500	3,104

Hudson Pacific Properties LP
3.950% due 11/01/2027		$52	55

Hunt Cos., Inc.
6.250% due 02/15/2026		60	59

ICICI Bank Ltd.
3.500% due 03/18/2020		200	201
5.750% due 11/16/2020		2,300	2,376

Industrial & Commercial Bank of China Ltd.
2.889% (US0003M + 0.770%) due 12/14/2020 ~		565	566
2.937% (US0003M + 0.750%) due 11/08/2020 ~		15,717	15,740
2.992% (US0003M + 0.875%) due 11/29/2019 ~		5,270	5,273

ING Bank NV
2.500% due 10/01/2019		5,100	5,100

ING Groep NV
3.085% (US0003M + 1.000%) due 10/02/2023 ~		1,000	1,005
4.100% due 10/02/2023		1,800	1,912
5.750% due 11/16/2026 •(i)(j)		3,200	3,225

International Lease Finance Corp.
4.625% due 04/15/2021		380	391
5.875% due 08/15/2022		130	142
8.250% due 12/15/2020		3,300	3,532
8.625% due 01/15/2022		2,000	2,271

iStar, Inc.
4.625% due 09/15/2020		230	233
5.250% due 09/15/2022		32	33

John Deere Capital Corp.
2.483% (US0003M + 0.180%) due 01/07/2020 ~		375	375

JPMorgan Chase & Co.
3.176% (US0003M + 0.900%) due 04/25/2023 ~		860	865
3.513% (US0003M + 1.230%) due 10/24/2023 ~		480	488

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	8,781	766

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	13,120	16,688

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$202	208

Life Storage LP
3.875% due 12/15/2027		299	316
4.000% due 06/15/2029		192	206

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		800	883

Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	200	251
2.858% due 03/17/2023 •		$10,800	10,839
3.900% due 03/12/2024		200	209
4.000% due 03/07/2025	AUD	700	505
4.050% due 08/16/2023		$1,600	1,682
4.375% due 03/22/2028		400	435
4.550% due 08/16/2028		1,200	1,322
7.500% due 06/27/2024 •(i)(j)		600	645
7.500% due 09/27/2025 •(i)(j)		4,800	5,122
7.875% due 06/27/2029 •(i)(j)	GBP	2,708	3,913

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$14,810	14,634

Logicor Financing SARL
3.250% due 11/13/2028	EUR	234	289

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$15,630	15,762

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		$2,330	$2,321
2.652% due 09/19/2022		2,700	2,712
3.406% due 02/28/2022		5,100	5,205
3.960% due 09/19/2023		1,700	1,778

Mizuho Bank Ltd.
2.400% due 03/26/2020		200	200

MPT Operating Partnership LP
5.250% due 08/01/2026		2,140	2,250

Nationstar Mortgage LLC
6.500% due 07/01/2021		600	603

Nationwide Building Society
3.766% due 03/08/2024 •		5,700	5,857
3.960% due 07/18/2030 •		2,390	2,499
4.302% due 03/08/2029 •		5,600	6,001

Natwest Markets PLC
0.000% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	10,950	11,946
0.625% due 03/02/2022		12,990	14,326
1.125% due 06/14/2023		3,440	3,855

Navient Corp.
5.000% due 10/26/2020		$650	660
5.875% due 03/25/2021		9,046	9,430
6.500% due 06/15/2022		3,748	4,001
6.625% due 07/26/2021		925	974
7.250% due 01/25/2022		6,750	7,298
8.000% due 03/25/2020		26,035	26,621

Newmark Group, Inc.
6.125% due 11/15/2023		1,000	1,086

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020		670	669
2.550% due 03/08/2021		200	200
2.600% due 09/28/2022		218	219
2.650% due 07/13/2022		768	772
2.794% due 09/28/2022 •		290	290
2.800% due 01/13/2022		100	101
2.953% (US0003M + 0.650%) due 07/13/2022 ~		768	766
3.150% due 03/15/2021		2,760	2,787
3.650% due 09/21/2021		300	307

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		728	724
4.375% due 08/01/2023		130	137
4.500% due 01/15/2025		400	422
4.950% due 04/01/2024		1,000	1,073

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		39	40

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		12,773	12,898
4.500% due 03/15/2023		1,713	1,777
5.250% due 08/15/2022		17,388	18,369
5.500% due 02/15/2024		912	986

Physicians Realty LP
3.950% due 01/15/2028		56	59

QNB Finance Ltd.
3.631% (US0003M + 1.450%) due 08/11/2021 ~		2,600	2,607
3.870% (US0003M + 1.570%) due 07/18/2021 ~		1,800	1,824

Royal Bank of Scotland Group PLC
2.000% due 03/04/2025 •	EUR	8,250	9,448
2.500% due 03/22/2023		2,100	2,453
3.498% due 05/15/2023 •		$593	601
3.628% (US0003M + 1.470%) due 05/15/2023 ~		478	479
3.875% due 09/12/2023		2,500	2,582
4.445% due 05/08/2030 •		7,400	7,932
4.519% due 06/25/2024 •		1,700	1,789
4.892% due 05/18/2029 •		1,430	1,575
5.076% due 01/27/2030 •		6,400	7,169
7.500% due 08/10/2020 •(i)(j)		8,850	9,060
8.000% due 08/10/2025 •(i)(j)		1,500	1,658
8.625% due 08/15/2021 •(i)(j)		8,077	8,669

Sabra Health Care LP
3.900% due 10/15/2029 (b)		178	176
4.800% due 06/01/2024		236	250

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
3.400% due 01/18/2023		$116	$119
3.500% due 06/07/2024		900	924
3.700% due 03/28/2022		52	53
4.400% due 07/13/2027		78	84
4.450% due 12/03/2021		6,590	6,885

Santander UK Group Holdings PLC
2.920% due 05/08/2026 •	GBP	1,900	2,419
3.373% due 01/05/2024 •		$1,000	1,016
3.571% due 01/10/2023		22,555	22,888
3.823% due 11/03/2028 •		1,700	1,752
4.796% due 11/15/2024 •		11,100	11,898
6.750% due 06/24/2024 •(i)(j)	GBP	5,596	7,197
7.375% due 06/24/2022 •(i)(j)		4,150	5,406

Santander UK PLC
2.758% (US0003M + 0.620%) due 06/01/2021 ~		$200	200
3.400% due 06/01/2021		4,200	4,274

SBA Tower Trust
3.156% due 10/10/2045		1,300	1,302
3.168% due 04/09/2047		500	505

SL Green Operating Partnership LP
3.250% due 10/15/2022		792	808

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		4,500	4,550
3.550% due 04/15/2024		1,300	1,352
4.125% due 07/15/2023		800	841

Societe Generale S.A.
2.625% due 09/16/2020		2,800	2,816
6.750% due 04/06/2028 •(i)(j)		400	408

Society of Lloyd’s
4.750% due 10/30/2024	GBP	200	271

Springleaf Finance Corp.
5.625% due 03/15/2023		$2,600	2,782
6.125% due 05/15/2022		11,742	12,623
6.125% due 03/15/2024		1,060	1,143
6.875% due 03/15/2025		3,100	3,424
7.750% due 10/01/2021		8,190	8,937
8.250% due 12/15/2020		18,850	20,075

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		3,500	3,520
3.428% (US0003M + 1.150%) due 01/20/2023 ~		700	702
4.247% due 01/20/2023 •		1,330	1,376

Starwood Property Trust, Inc.
4.750% due 03/15/2025		83	86

State Bank of India
3.128% (US0003M + 0.850%) due 01/20/2020 ~		3,500	3,505
4.000% due 01/24/2022		6,500	6,673

Stearns Holdings LLC
9.375% due 08/15/2020 ^(d)		3,079	1,486

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	3,100	4,259

STORE Capital Corp.
4.500% due 03/15/2028		$66	71
4.625% due 03/15/2029		74	81

Synchrony Financial
2.850% due 07/25/2022		1,200	1,211
4.375% due 03/19/2024		2,125	2,257

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	465	750

TP ICAP PLC
5.250% due 01/26/2024		2,100	2,769

UBS AG
7.625% due 08/17/2022 (j)		$3,400	3,839

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •		258	261
4.125% due 09/24/2025		900	973

UDR, Inc.
3.500% due 01/15/2028		50	53
4.625% due 01/10/2022		13	14

UniCredit SpA
7.830% due 12/04/2023		11,400	13,375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,797	$6,721
7.395% due 03/28/2024		2,956	4,196

Volkswagen Bank GmbH
0.000% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	900	982
0.625% due 09/08/2021		3,100	3,417

Volkswagen Leasing GmbH
0.096% due 07/06/2021 •		1,100	1,200

Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$6,180	6,356

Wells Fargo & Co.
2.625% due 07/22/2022		116	117
3.393% (US0003M + 1.110%) due 01/24/2023 ~		2,886	2,919

Wells Fargo Bank N.A.
2.759% (US0003M + 0.500%) due 07/23/2021 ~		1,100	1,103
3.325% due 07/23/2021 •		1,750	1,766

Weyerhaeuser Co.
4.700% due 03/15/2021		100	103

WP Carey, Inc.
3.850% due 07/15/2029		117	124

WPC Eurobond BV
1.350% due 04/15/2028	EUR	2,900	3,147
2.125% due 04/15/2027		300	348
2.250% due 04/09/2026		1,000	1,178

			1,032,158

INDUSTRIALS 20.1%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	11,000	13,047
4.249% due 07/31/2043		13,819	17,205

Abbott Laboratories
2.900% due 11/30/2021		$2,081	2,119

AbbVie, Inc.
3.375% due 11/14/2021		1,165	1,194

Activision Blizzard, Inc.
2.300% due 09/15/2021		2,680	2,688
2.600% due 06/15/2022		1,500	1,516

Advanced Drainage Systems, Inc.
5.000% due 09/30/2027		254	258

Aetna, Inc.
2.750% due 11/15/2022		2,300	2,328

ALROSA Finance S.A.
7.750% due 11/03/2020		655	692

Altice Financing S.A.
5.250% due 02/15/2023	EUR	28,500	32,042
6.625% due 02/15/2023		$9,200	9,464

Altice France S.A.
5.500% due 01/15/2028		200	203
5.625% due 05/15/2024	EUR	120	135
5.875% due 02/01/2027		1,200	1,450
6.250% due 05/15/2024		$292	302
7.375% due 05/01/2026		2,900	3,120
8.125% due 02/01/2027		9,300	10,288

Altria Group, Inc.
1.000% due 02/15/2023	EUR	5,966	6,619

American Airlines Group, Inc.
5.500% due 10/01/2019		$8,000	8,000

American Airlines Pass-Through Trust
3.350% due 04/15/2031		66	68

Amgen, Inc.
3.625% due 05/15/2022		1,100	1,138

Andeavor Logistics LP
5.500% due 10/15/2019		3,670	3,674

Anthem, Inc.
2.950% due 12/01/2022		200	204

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		200	202

Arrow Electronics, Inc.
3.250% due 09/08/2024		228	232
3.500% due 04/01/2022		2,600	2,654

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Associated Materials LLC
9.000% due 01/01/2024	$2,100	$1,853

Autodesk, Inc.
3.125% due 06/15/2020	200	201

AutoNation, Inc.
3.350% due 01/15/2021	600	606

Avon International Capital PLC
6.500% due 08/15/2022	178	185

Axiata SPV2 Bhd.
3.466% due 11/19/2020	3,200	3,235

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	306	309
4.250% due 05/15/2024	289	298

Bacardi Ltd.
4.450% due 05/15/2025	2,000	2,141
4.700% due 05/15/2028	2,400	2,624

Baidu, Inc.
3.875% due 09/29/2023	300	313

BAT Capital Corp.
2.764% due 08/15/2022	4,340	4,383
3.038% (US0003M + 0.880%) due 08/15/2022 ~	932	938

BAT International Finance PLC
2.750% due 06/15/2020	1,377	1,381
3.250% due 06/07/2022	596	609
3.500% due 06/15/2022	1,048	1,076

Bausch Health Cos., Inc.
6.500% due 03/15/2022	21,852	22,617

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~	1,800	1,798
2.750% due 07/15/2021	884	888
3.000% due 10/08/2021	600	608
3.129% (US0003M + 1.010%) due 12/15/2023 ~	400	401
3.500% due 06/25/2021	700	714
3.875% due 12/15/2023	2,300	2,404

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027	533	516

Beazer Homes USA, Inc.
7.250% due 10/15/2029	90	92

BMW Finance NV
2.250% due 08/12/2022	14,500	14,519

BMW U.S. Capital LLC
1.850% due 09/15/2021	1,900	1,892
2.000% due 04/11/2021	5,100	5,095
3.400% due 08/13/2021	4,800	4,919

Bombardier, Inc.
7.875% due 04/15/2027	2,586	2,582

Broadcom Corp.
2.200% due 01/15/2021	2,210	2,203
2.375% due 01/15/2020	2,600	2,600
2.650% due 01/15/2023	861	861
3.000% due 01/15/2022	4,558	4,604
3.625% due 01/15/2024	2,252	2,306
3.875% due 01/15/2027	2,700	2,716

Broadcom, Inc.
3.125% due 04/15/2021	3,810	3,848
3.125% due 10/15/2022	2,700	2,735

Campbell Soup Co.
2.619% (US0003M + 0.500%) due 03/16/2020 ~	360	360
2.749% (US0003M + 0.630%) due 03/15/2021 ~	1,362	1,362
3.300% due 03/15/2021	400	406

Canadian Natural Resources Ltd.
3.450% due 11/15/2021	1,230	1,256

Canadian Pacific Railway Co.
4.500% due 01/15/2022	90	94

CCO Holdings LLC
5.250% due 09/30/2022	250	253

Celanese U.S. Holdings LLC
4.625% due 11/15/2022	2,680	2,853

Celgene Corp.
2.250% due 08/15/2021	1,000	1,000
3.250% due 08/15/2022	4,200	4,329

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Nippon Expressway Co. Ltd.
2.567% due 11/02/2021		$600	$603
2.849% due 03/03/2022		600	607

Charter Communications Operating LLC
3.579% due 07/23/2020		3,250	3,280
3.903% (US0003M + 1.650%) due 02/01/2024 ~		16,146	16,559
4.464% due 07/23/2022		4,749	5,001
4.908% due 07/23/2025		6,892	7,580

Cheniere Energy Partners LP
4.500% due 10/01/2029		400	411

China Merchants Finance Co. Ltd.
3.500% due 08/03/2020		400	402

Cigna Corp.
2.489% (US0003M + 0.350%) due 03/17/2020 ~		1,812	1,812
3.193% (US0003M + 0.890%) due 07/15/2023 ~		2,068	2,074

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		8,222	9,054

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		72	73

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	570	731

Community Health Systems, Inc.
5.125% due 08/01/2021		$12,190	12,205
6.250% due 03/31/2023		22,881	22,815
8.000% due 03/15/2026		5,508	5,508
8.625% due 01/15/2024		6,708	6,943

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~		2,500	2,501
3.800% due 10/22/2021		7,679	7,927

Connect Finco SARL
6.750% due 10/01/2026 (b)		582	594

Constellation Brands, Inc.
2.250% due 11/06/2020		500	500
2.858% (US0003M + 0.700%) due 11/15/2021 ~		900	900

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (c)		420	425

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)		1,200	0
9.250% due 06/30/2020 ^«(d)		2,300	0

CRH America, Inc.
5.750% due 01/15/2021		530	552

CSC Holdings LLC
6.500% due 02/01/2029		1,100	1,225

CVS Health Corp.
2.125% due 06/01/2021		3,324	3,322
3.350% due 03/09/2021		2,231	2,268
3.700% due 03/09/2023		7,400	7,707

CVS Pass-Through Trust
7.507% due 01/10/2032		79	97

D.R. Horton, Inc.
2.550% due 12/01/2020		580	582
4.375% due 09/15/2022		905	951

DAE Funding LLC
4.000% due 08/01/2020		24,567	24,782
4.500% due 08/01/2022		3,199	3,255
5.000% due 08/01/2024		407	425
5.250% due 11/15/2021		3,185	3,320
5.750% due 11/15/2023		1,854	1,953

Daimler Finance North America LLC
2.200% due 10/30/2021		1,800	1,796
2.550% due 08/15/2022		4,400	4,419
2.700% due 06/14/2024		2,200	2,206
2.875% due 03/10/2021		150	151
3.030% (US0003M + 0.880%) due 02/22/2022 ~		10,350	10,406
3.058% (US0003M + 0.900%) due 02/15/2022 ~		7,300	7,340
3.100% due 08/15/2029		1,100	1,113
3.400% due 02/22/2022		39,340	40,260
3.750% due 11/05/2021		1,100	1,131
3.875% due 09/15/2021		600	618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danone S.A.
2.077% due 11/02/2021		$3,400	$3,396
3.000% due 06/15/2022		1,200	1,224

Dell International LLC
4.420% due 06/15/2021		13,195	13,609
5.450% due 06/15/2023		4,943	5,386
6.020% due 06/15/2026		800	903

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		415	441
7.750% due 06/17/2021		39	40

Delta Air Lines, Inc.
2.600% due 12/04/2020		7,830	7,846

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		4,910	4,879

Diamond Resorts International, Inc.
7.750% due 09/01/2023		2,817	2,912

Discovery Communications LLC
2.800% due 06/15/2020		4,877	4,894

DISH DBS Corp.
5.125% due 05/01/2020		15,910	16,129
6.750% due 06/01/2021		5,210	5,496

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020		300	302

DP World PLC
2.375% due 09/25/2026	EUR	300	354
4.250% due 09/25/2030	GBP	200	272

DXC Technology Co.
4.750% due 04/15/2027		$36	38

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)		122	123

eBay, Inc.
2.600% due 07/15/2022		3,011	3,035
2.750% due 01/30/2023		548	555
2.875% due 08/01/2021		104	105
3.800% due 03/09/2022		2,400	2,487

EMC Corp.
2.650% due 06/01/2020		4,376	4,378

Energy Transfer Operating LP
4.150% due 10/01/2020		7,030	7,136
4.250% due 03/15/2023		290	303
4.650% due 06/01/2021		640	659
5.200% due 02/01/2022		1,050	1,108

Energy Transfer Partners LP
5.000% due 10/01/2022		1,900	2,017
5.750% due 09/01/2020		1,030	1,053
5.875% due 03/01/2022		380	407

EQT Corp.
2.500% due 10/01/2020		700	699
2.869% (US0003M + 0.770%) due 10/01/2020 ~		127	127

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		544	544
3.600% due 08/15/2021		122	124

ERAC USA Finance LLC
2.600% due 12/01/2021		1,290	1,297
3.300% due 10/15/2022		700	720
4.500% due 08/16/2021		1,760	1,832
5.250% due 10/01/2020		1,565	1,614

Eurofins Scientific SE
2.250% due 01/27/2022	EUR	1,100	1,240

Exela Intermediate LLC
10.000% due 07/15/2023		$124	70

Express Scripts Holding Co.
3.050% due 11/30/2022		600	613

F-Brasile SpA
7.375% due 08/15/2026		300	313

Fidelity National Information Services, Inc.
2.250% due 08/15/2021		300	300

Fiserv, Inc.
2.750% due 07/01/2024		733	746
3.500% due 07/01/2029		431	454

Flex Ltd.
4.875% due 06/15/2029		786	827

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		$200	$205

FMG Resources Pty. Ltd.
4.500% due 09/15/2027		428	420

Fox Corp.
3.666% due 01/25/2022		1,050	1,085

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020		90	91
5.750% due 02/15/2021		708	737

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		5,900	5,918
4.850% due 06/01/2021		670	699

General Electric Co.
0.000% due 05/28/2020 •	EUR	200	217
0.375% due 05/17/2022		300	326
2.200% due 01/09/2020		$899	898
2.700% due 10/09/2022		1,100	1,103
3.100% due 01/09/2023		818	829
3.150% due 09/07/2022		44	45
4.375% due 09/16/2020		46	47
4.625% due 01/07/2021		200	205
4.650% due 10/17/2021		1,350	1,404
5.000% due 01/21/2021 •(i)		5,673	5,391
5.500% due 06/07/2021	GBP	166	216
5.550% due 05/04/2020		$1,235	1,253
5.550% due 01/05/2026		439	497
5.875% due 01/14/2038		84	101
6.150% due 08/07/2037		14	17
6.250% due 09/29/2020	GBP	756	972
6.875% due 01/10/2039		$28	37

General Mills, Inc.
2.862% (US0003M + 0.540%) due 04/16/2021 ~		1,478	1,482

General Motors Co.
3.034% (US0003M + 0.900%) due 09/10/2021 ~		190	190

Glencore Finance Canada Ltd.
4.950% due 11/15/2021		1,670	1,747

Global Payments, Inc.
2.650% due 02/15/2025		314	316
3.200% due 08/15/2029		298	302
4.150% due 08/15/2049		164	173

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		182	192

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,917	4,026
5.106% due 03/15/2034		4,883	7,249

HCA, Inc.
4.750% due 05/01/2023		$576	618

Heathrow Funding Ltd.
4.875% due 07/15/2023		1,600	1,670

Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~		10,800	10,801
3.500% due 10/05/2021		4,700	4,820

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		237	251

Horizon Pharma USA, Inc.
5.500% due 08/01/2027		550	573

Huntsman International LLC
5.125% due 11/15/2022		2,185	2,331

Hyundai Capital America
2.945% due 09/18/2020 •		890	892

iHeartCommunications, Inc.
6.375% due 05/01/2026		4,571	4,959
8.375% due 05/01/2027		8,573	9,301

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	1,100	1,245

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		600	669

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,474	1,496

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		1,556	1,575

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHS Markit Ltd.
4.000% due 03/01/2026		$15	$16
5.000% due 11/01/2022		200	213

Imperial Brands Finance PLC
2.950% due 07/21/2020		2,800	2,811
3.750% due 07/21/2022		6,390	6,581

Incitec Pivot Finance LLC
6.000% due 12/10/2019		106	107

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		5,200	5,464
5.710% due 11/15/2023		1,900	2,093

Installed Building Products, Inc.
5.750% due 02/01/2028		298	308

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		680	632

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,750	2,579
8.000% due 02/15/2024		10,525	10,959
8.500% due 10/15/2024		3,345	3,377
9.750% due 07/15/2025		1,216	1,276

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		6,418	6,129

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020		500	506

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		580	587
3.750% due 10/01/2021		900	923
4.000% due 03/15/2022		1,066	1,102

IQVIA, Inc.
2.875% due 09/15/2025	EUR	100	112
3.250% due 03/15/2025		100	112

Japan Tobacco, Inc.
2.000% due 04/13/2021		$1,700	1,691

JT International Financial Services BV
3.500% due 09/28/2023		1,300	1,354

Keurig Dr Pepper, Inc.
2.530% due 11/15/2021		730	733
3.551% due 05/25/2021		3,450	3,527

Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		300	309

Komatsu Finance America, Inc.
2.118% due 09/11/2020		600	598
2.437% due 09/11/2022		1,540	1,543

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~		850	848
2.800% due 07/02/2020		2,154	2,158

L3Harris Technologies, Inc.
2.746% (US0003M + 0.480%) due 04/30/2020 ~		100	100

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,911	1,962
4.500% due 08/15/2025		1,052	1,056

Marathon Oil Corp.
2.700% due 06/01/2020		1,606	1,609
2.800% due 11/01/2022		4,732	4,763

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028 (b)		342	346

Masco Corp.
3.500% due 04/01/2021		290	294
5.950% due 03/15/2022		464	499

McCormick & Co., Inc.
3.900% due 07/15/2021		2,080	2,133

Melco Resorts Finance Ltd.
5.625% due 07/17/2027		200	208

MGM Resorts International
5.250% due 03/31/2020		20	20
6.625% due 12/15/2021		570	620
6.750% due 10/01/2020		3,036	3,157

Microchip Technology, Inc.
3.922% due 06/01/2021		3,896	3,981

Micron Technology, Inc.
4.185% due 02/15/2027		588	606
4.663% due 02/15/2030		1,470	1,534
5.327% due 02/06/2029		838	922

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitchells & Butlers Finance PLC
2.569% (US0003M + 0.450%) due 12/15/2030 ~		$7,034	$6,584
6.013% due 12/15/2030	GBP	339	481

Molson Coors Brewing Co.
2.100% due 07/15/2021		$2,410	2,411

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		5,145	5,136

Mylan NV
3.150% due 06/15/2021		4,687	4,748

NCR Corp.
5.750% due 09/01/2027		427	444
6.125% due 09/01/2029		344	364

Netflix, Inc.
3.625% due 05/15/2027	EUR	600	695
3.875% due 11/15/2029		3,109	3,603
4.625% due 05/15/2029		1,600	1,943
5.375% due 11/15/2029		$498	519

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		5,000	5,191

Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	201

Noble Holding International Ltd.
7.875% due 02/01/2026		1,229	891

NTT Finance Corp.
1.900% due 07/21/2021		4,800	4,774

NXP BV
3.875% due 09/01/2022		3,199	3,307
4.125% due 06/01/2021		4,049	4,156
4.300% due 06/18/2029		900	965
4.625% due 06/15/2022		1,200	1,258
4.625% due 06/01/2023		4,200	4,478
4.875% due 03/01/2024		4,800	5,210
5.350% due 03/01/2026		4,100	4,603
5.550% due 12/01/2028		2,100	2,440

Occidental Petroleum Corp.
2.600% due 08/13/2021		298	300
3.137% (US0003M + 0.950%) due 02/08/2021 ~		372	374
3.437% (US0003M + 1.250%) due 08/13/2021 ~		178	179

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (g)(i)		690	9
0.000% due 10/31/2019 (g)(i)		230	3

ONEOK Partners LP
3.375% due 10/01/2022		1,400	1,435

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,412	1,386

Pacific Drilling SA
8.375% due 10/01/2023		2,138	1,804

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		1,640	1,672

Panasonic Corp.
2.536% due 07/19/2022		9,600	9,665

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		981	895

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		1,300	1,375

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		3,590	3,665
3.650% due 07/29/2021		62	63
3.900% due 02/01/2024		400	421

Performance Food Group, Inc.
5.500% due 10/15/2027		222	234

Pernod Ricard S.A.
4.250% due 07/15/2022		1,800	1,896
4.450% due 01/15/2022		5,000	5,247
5.750% due 04/07/2021		1,900	2,000

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		3,300	289
5.500% due 04/12/2037 ^(d)		4,350	381
6.000% due 05/16/2024 ^(d)		1,810	158
6.000% due 11/15/2026 ^(d)		3,434	300
9.000% due 11/17/2021 ^(d)		100	9
9.750% due 05/17/2035 ^(d)		840	73

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	300	$306
5.350% due 02/12/2028		$40	38
6.490% due 01/23/2027		2,620	2,734
6.500% due 03/13/2027		280	292
6.750% due 09/21/2047		70	67
6.840% due 01/23/2030		2,040	2,113
7.690% due 01/23/2050		1,050	1,098

PetSmart, Inc.
5.875% due 06/01/2025		99	99

Prime Security Services Borrower LLC
5.750% due 04/15/2026		200	209

Qorvo, Inc.
4.375% due 10/15/2029		230	232

QVC, Inc.
4.375% due 03/15/2023		5,804	6,002
4.850% due 04/01/2024		4,011	4,237

RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	4,958

Radiate Holdco LLC
6.875% due 02/15/2023		$132	136

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		7,400	7,448
2.695% (US0003M + 0.560%) due 06/24/2022 ~		1,300	1,296

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,175	1,383

Reynolds American, Inc.
3.250% due 06/12/2020		$550	554
4.000% due 06/12/2022		450	469

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,357	1,361

Rockies Express Pipeline LLC
5.625% due 04/15/2020		800	813

Rockwell Collins, Inc.
2.800% due 03/15/2022		13,100	13,320

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		3,300	3,410
6.250% due 03/15/2022		2,200	2,371

Sands China Ltd.
4.600% due 08/08/2023		1,000	1,060
5.125% due 08/08/2025		1,400	1,541
5.400% due 08/08/2028		1,800	2,032

Sensata Technologies, Inc.
4.375% due 02/15/2030		206	207

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		1,110	1,115

Sky Ltd.
3.125% due 11/26/2022		200	207

SoftBank Group Corp.
4.000% due 04/20/2023	EUR	1,400	1,638

Southern Co.
2.350% due 07/01/2021		$1,475	1,480

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		379	403

Spirit AeroSystems, Inc.
2.919% (US0003M + 0.800%) due 06/15/2021 ~		408	408

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		500	503
4.738% due 09/20/2029		2,000	2,131
5.152% due 09/20/2029		10,190	11,082

Staples, Inc.
7.500% due 04/15/2026		521	538

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		400	411

Suntory Holdings Ltd.
2.550% due 06/28/2022		200	201

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		622	650

Syngenta Finance NV
3.698% due 04/24/2020		2,100	2,107
3.933% due 04/23/2021		7,100	7,232
4.441% due 04/24/2023		5,900	6,170

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.892% due 04/24/2025		$200	$212
5.182% due 04/24/2028		2,600	2,767

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		7,850	8,130

Tech Data Corp.
3.700% due 02/15/2022		16	16
4.950% due 02/15/2027		37	40

Telefonica Emisiones S.A.
5.462% due 02/16/2021		352	368

Telesat Canada
6.500% due 10/15/2027 (b)		386	394

Tenet Healthcare Corp.
4.625% due 07/15/2024		119	123
4.625% due 09/01/2024		1,561	1,608
4.875% due 01/01/2026		562	577

Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020		7,400	7,317

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	4,700	4,996
2.200% due 07/21/2021		$47,383	43,474

Texas Eastern Transmission LP
4.125% due 12/01/2020		400	406

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~		500	500

Thermo Fisher Scientific, Inc.
0.125% due 03/01/2025	EUR	630	686
0.500% due 03/01/2028		700	762
0.875% due 10/01/2031		180	197
1.500% due 10/01/2039		1,500	1,653
1.875% due 10/01/2049		800	875
3.300% due 02/15/2022		$246	254

Time Warner Cable LLC
5.000% due 02/01/2020		902	909

Times Square Hotel Trust
8.528% due 08/01/2026		209	246

Topaz Solar Farms LLC
4.875% due 09/30/2039		572	598
5.750% due 09/30/2039		3,714	4,172

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		8,230	8,311

Transocean Pontus Ltd.
6.125% due 08/01/2025		36	36

Transocean, Inc.
7.250% due 11/01/2025		938	830
7.500% due 01/15/2026		638	569

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		517	508

Triumph Group, Inc.
4.875% due 04/01/2021		684	685
5.250% due 06/01/2022		132	132
6.250% due 09/15/2024		425	443

Trivium Packaging Finance BV
3.750% due 08/15/2026	EUR	518	599
5.500% due 08/15/2026		$873	920
8.500% due 08/15/2027		549	595

TTX Co.
2.600% due 06/15/2020		250	251

UAL Pass-Through Trust
6.636% due 01/02/2024		1,052	1,115

United Group BV
4.375% due 07/01/2022	EUR	15,550	17,338
4.875% due 07/01/2024		7,140	8,125

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		$542	542

Univision Communications, Inc.
5.125% due 05/15/2023		2,468	2,474
5.125% due 02/15/2025		11,257	11,004

Valaris PLC
5.750% due 10/01/2044		606	261
7.750% due 02/01/2026		58	31

Vale Overseas Ltd.
6.250% due 08/10/2026		1,677	1,941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 11/21/2036		$406	$516
6.875% due 11/10/2039		318	407

Vale S.A.
3.750% due 01/10/2023	EUR	800	946

ViaSat, Inc.
5.625% due 09/15/2025		$60	61
5.625% due 04/15/2027		342	360

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	100	130
5.500% due 05/15/2029		$400	418

Viterra, Inc.
5.950% due 08/01/2020		380	391

VMware, Inc.
2.300% due 08/21/2020		8,882	8,888
2.950% due 08/21/2022		13,670	13,869
3.900% due 08/21/2027		5,380	5,539

VOC Escrow Ltd.
5.000% due 02/15/2028		65	67

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~		6,700	6,724
3.121% (US0003M + 0.940%) due 11/12/2021 ~		6,900	6,941
4.000% due 11/12/2021		8,200	8,477

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~		5,310	5,310

Western Digital Corp.
4.750% due 02/15/2026		712	734

Woodside Finance Ltd.
4.500% due 03/04/2029		1,396	1,523

WPP Finance
4.750% due 11/21/2021		6,600	6,913

Wyndham Destinations, Inc.
3.900% due 03/01/2023		2,458	2,499
4.250% due 03/01/2022		34	35
5.400% due 04/01/2024		639	677
5.750% due 04/01/2027		2,507	2,717

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,067	2,213

YPF S.A.
63.450% (BADLARPP + 4.000%) due 09/24/2020 ~(a)	ARS	72,680	1,124

ZF North America Capital, Inc.
4.000% due 04/29/2020		$1,350	1,359
4.500% due 04/29/2022		550	563

Zimmer Biomet Holdings, Inc.
2.914% (US0003M + 0.750%) due 03/19/2021 ~		780	780
3.150% due 04/01/2022		800	816
3.375% due 11/30/2021		100	102

			1,140,651

UTILITIES 2.9%

American Electric Power Co., Inc.
2.150% due 11/13/2020		850	851
3.650% due 12/01/2021		750	774

American Transmission Systems, Inc.
5.250% due 01/15/2022		400	426

AT&T, Inc.
3.253% (US0003M + 0.950%) due 07/15/2021 ~		319	322

Baltimore Gas & Electric Co.
3.500% due 11/15/2021		300	308

BG Energy Capital PLC
4.000% due 10/15/2021		900	933

British Telecommunications PLC
4.500% due 12/04/2023		332	357

British Transco International Finance BV
0.000% due 11/04/2021 (g)		300	285

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		200	200

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNOOC Finance Ltd.
4.250% due 01/26/2021		$200	$205

Duke Energy Corp.
2.400% due 08/15/2022		900	909
3.050% due 08/15/2022		700	717
3.550% due 09/15/2021		400	410

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		400	414

Edison International
2.400% due 09/15/2022		370	367
2.950% due 03/15/2023		47	47
5.750% due 06/15/2027		326	367

Emera U.S. Finance LP
2.700% due 06/15/2021		262	264

Enable Midstream Partners LP
4.950% due 05/15/2028		77	80

Entergy Corp.
4.000% due 07/15/2022		1,280	1,336
5.125% due 09/15/2020		330	337

Exelon Corp.
5.150% due 12/01/2020		400	411

Exelon Generation Co. LLC
4.000% due 10/01/2020		670	678

Fortis, Inc.
2.100% due 10/04/2021		400	399

Frontier Communications Corp.
8.000% due 04/01/2027		890	941

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		500	520

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	7,800	9,263
8.625% due 04/28/2034		$300	426

IPALCO Enterprises, Inc.
3.450% due 07/15/2020		520	523

ITC Holdings Corp.
2.700% due 11/15/2022		490	495

LG&E & KU Energy LLC
3.750% due 11/15/2020		1,665	1,687
4.375% due 10/01/2021		1,200	1,240

Majapahit Holding BV
7.750% due 01/20/2020		2,380	2,421

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		1,808	1,817

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021		4,000	4,026
3.625% due 06/15/2023		1,300	1,355

NiSource, Inc.
2.650% due 11/17/2022		550	557

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		648	645

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		1,785	1,075

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		30	29

ONEOK, Inc.
4.250% due 02/01/2022		210	218

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)		2,244	2,227
2.950% due 03/01/2026 ^(d)		2,968	2,938
3.250% due 09/15/2021 ^(d)		846	847
3.250% due 06/15/2023 ^(d)		2,389	2,383
3.300% due 03/15/2027 ^(d)		1,310	1,303
3.300% due 12/01/2027 ^(d)		3,500	3,483
3.400% due 08/15/2024 ^(d)		2,044	2,059
3.500% due 10/01/2020 ^(d)		3,051	3,074
3.500% due 06/15/2025 ^(d)		2,826	2,826
3.750% due 02/15/2024 ^(d)		1,048	1,064
3.750% due 08/15/2042 ^(d)		140	135
3.850% due 11/15/2023 ^(d)		328	331
4.000% due 12/01/2046 ^(d)		32	31
4.250% due 05/15/2021 ^(d)		1,628	1,642
4.250% due 08/01/2023 ^(d)		1,630	1,687
4.300% due 03/15/2045 ^(d)		479	485

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.450% due 04/15/2042 ^(d)		$888	$915
4.500% due 12/15/2041 ^(d)		432	438
4.600% due 06/15/2043 ^(d)		132	138
4.650% due 08/01/2028 ^(d)		200	213
4.750% due 02/15/2044 ^(d)		645	687
5.125% due 11/15/2043 ^(d)		1,494	1,628
5.400% due 01/15/2040 ^(d)		4,280	4,794
5.800% due 03/01/2037 ^(d)		3,202	3,622
6.050% due 03/01/2034 ^(d)		5,187	5,913
6.250% due 03/01/2039 ^(d)		937	1,087
6.350% due 02/15/2038 ^(d)		1,582	1,851

Petrobras Global Finance BV
5.093% due 01/15/2030		18,316	19,129
6.125% due 01/17/2022		8,522	9,170

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020		200	200

Plains All American Pipeline LP
3.650% due 06/01/2022		1,940	1,991

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022		1,984	2,013

Rio Oil Finance Trust
8.200% due 04/06/2028		400	459
9.250% due 07/06/2024		924	1,035
9.750% due 01/06/2027		177	207

San Diego Gas & Electric Co.
3.750% due 06/01/2047		24	26

Sinopec Group Overseas Development Ltd.
1.000% due 04/28/2022	EUR	4,000	4,465

Southern California Edison Co.
3.650% due 03/01/2028		$30	32
3.875% due 06/01/2021		780	798
5.750% due 04/01/2035		58	71
6.000% due 01/15/2034		18	23
6.650% due 04/01/2029		187	231

Southern California Gas Co.
5.125% due 11/15/2040		12	15

Southern Co. Gas Capital Corp.
3.500% due 09/15/2021		350	358

Sprint Communications, Inc.
6.000% due 11/15/2022		2,726	2,903
7.000% due 03/01/2020		7,600	7,742
7.000% due 08/15/2020		8,890	9,199

Sprint Corp.
7.125% due 06/15/2024		2,900	3,133
7.250% due 09/15/2021		8,472	9,062
7.625% due 03/01/2026		122	135
7.875% due 09/15/2023		1,600	1,762

Talen Energy Supply LLC
6.625% due 01/15/2028		244	241

Transocean Phoenix Ltd.
7.750% due 10/15/2024		37	39

Transocean Proteus Ltd.
6.250% due 12/01/2024		8	8

Transocean Sentry Ltd.
5.375% due 05/15/2023		500	501

			161,584

Total Corporate Bonds & Notes (Cost $2,306,273)			2,334,393

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		200	340

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024		130	88

Total Convertible Bonds & Notes (Cost $452)			428

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	$100	$119

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	78

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	29
7.350% due 07/01/2035	20	25

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	360	390

		641

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(d)	10	7
5.250% due 07/01/2037 ^(d)	60	45

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(d)	20	15
5.700% due 07/01/2023 ^(d)	100	73

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(d)	40	29
6.000% due 07/01/2039 ^(d)	30	22

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)	95	68
5.750% due 07/01/2041 ^(d)	100	72
6.500% due 07/01/2040 ^(d)	15	11

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)	225	143
5.500% due 07/01/2039 ^(d)	300	197

		682

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	825	834

Total Municipal Bonds & Notes (Cost $1,719)		2,157

U.S. GOVERNMENT AGENCIES 36.2%

Fannie Mae
2.616% due 09/25/2042 •	8	8
4.428% due 09/01/2037 •	2,437	2,550
6.000% due 04/25/2043	6	7

Fannie Mae UMBS
3.500% due 09/01/2047 - 06/01/2049	105,190	108,797
4.000% due 05/01/2048 - 06/01/2049	225,722	234,902
4.500% due 07/01/2023 - 06/01/2049	25,957	27,421

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	12,600	12,785
3.500% due 11/01/2049 - 12/01/2049	558,900	573,556
4.000% due 10/01/2049 - 11/01/2049	631,600	655,705
4.500% due 11/01/2049	196,000	206,550

Freddie Mac
0.865% due 01/25/2031 ~(a)	283,385	11,645
2.950% due 12/25/2047 ~	2,340	2,375
2.987% due 10/25/2046 ~	1,752	1,796
3.500% due 11/01/2046	1,487	1,557
4.000% due 08/01/2047	4,842	5,088

Freddie Mac UMBS
3.500% due 05/01/2049 - 07/01/2049	36,702	37,788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2048 - 03/01/2049		$54,411	$56,553
4.500% due 02/01/2048 - 05/01/2049		1,791	1,887

Ginnie Mae
2.328% due 12/16/2026 •		19	19
2.500% due 07/20/2045 - 12/20/2045 •		12,538	12,901
4.000% due 06/20/2049		11,312	11,795
5.000% due 11/20/2048 - 09/20/2049		17,218	18,222
5.500% due 12/20/2048		4,113	4,383

Ginnie Mae, TBA
4.000% due 10/01/2049		6,000	6,240
5.000% due 10/01/2049 - 11/01/2049		50,600	53,323

Total U.S. Government Agencies (Cost $2,039,334)			2,047,853

U.S. TREASURY OBLIGATIONS 7.1%

U.S. Treasury Bonds
2.750% due 08/15/2047 (p)		1,000	1,133
3.000% due 08/15/2048 (p)		80	95
3.000% due 02/15/2049		10	12

U.S. Treasury Inflation Protected Securities (h)
0.250% due 07/15/2029 (l)		65,996	66,747
0.375% due 07/15/2027		797	811
0.625% due 02/15/2043		446	459
0.750% due 07/15/2028 (n)(p)		31,943	33,601
0.875% due 01/15/2029		35,298	37,542
1.000% due 02/15/2048 (p)		728	819
1.000% due 02/15/2049		13,560	15,362

U.S. Treasury Notes
2.375% due 05/15/2029 (l)		196,800	209,077
2.500% due 01/31/2025 (n)(p)		23,130	24,222
2.625% due 01/31/2026 (n)(p)		12,600	13,366

Total U.S. Treasury Obligations (Cost $388,228)			403,246

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.6%

Adjustable Rate Mortgage Trust
4.306% due 10/25/2035 ^~		335	323
4.475% due 11/25/2035 ^~		130	119
4.960% due 08/25/2035 ~		150	151

AFG Trust
1.887% due 10/10/2050 •	AUD	1,902	1,284

American Home Mortgage Assets Trust
2.143% due 03/25/2047 •		$4,875	4,548
2.208% due 12/25/2046 ^•		8,294	7,245
3.422% due 10/25/2046 •		5,099	4,625

American Home Mortgage Investment Trust
2.468% due 09/25/2035 •		1,673	1,639
3.781% due 12/25/2035 •		10,436	4,685
6.700% due 06/25/2036 þ		7,350	2,583
7.100% due 06/25/2036 þ		4,005	1,406

Ashford Hospitality Trust
3.278% due 04/15/2035 •		5,000	4,994
4.128% due 04/15/2035 •		5,000	5,021

BAMLL Re-REMIC Trust
6.008% due 06/17/2050 ~		328	289

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~		3,261	1,777

Banc of America Commercial Mortgage Trust
6.016% due 02/10/2051 ~		834	903

Banc of America Funding Trust
4.163% due 09/20/2035 ^~		72	68
4.349% due 06/25/2034 ~		19	19
4.351% due 05/20/2036 ^~		137	132
5.888% due 04/25/2037 ^þ		177	178

Banc of America Mortgage Trust
4.308% due 11/20/2046 ^~		472	460
4.375% due 01/25/2036 ^~		30	28

Barclays Commercial Mortgage Securities Trust
1.194% due 02/15/2033 ~(a)		13,400	61

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	105

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.728% due 02/15/2033 •		$4,501	$4,482
3.078% due 02/15/2033 •		1,800	1,792
3.278% due 02/15/2033 •		1,300	1,296
4.078% due 02/15/2033 •		900	901
5.128% due 02/15/2033 •		5,800	5,833

BCAP LLC Trust
2.198% due 03/25/2037 •		504	503
3.874% due 03/27/2036 ~		1,082	957
4.104% due 10/26/2037 ~		3,204	3,263
6.500% due 06/26/2037 ~		8,277	4,138

Bear Stearns Adjustable Rate Mortgage Trust
4.328% due 01/25/2035 ~		6	6

Bear Stearns ALT-A Trust
4.017% due 09/25/2047 ~		17,674	14,760
4.092% due 11/25/2035 ^~		644	609

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		2,867	2,857

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~		528	472

Brunel Residential Mortgage Securitisation PLC
0.987% due 01/13/2039 •	GBP	7,908	9,557

Cascade Funding Mortgage Trust
4.000% due 10/25/2068		$4,904	5,074

CD Mortgage Trust
5.648% due 10/15/2048		3,786	3,896

CGGS Commercial Mortgage Trust
2.928% due 02/15/2037 •		3,320	3,310
3.378% due 02/15/2037 •		1,320	1,318
4.328% due 02/15/2037 •		3,250	3,251

Chase Mortgage Finance Trust
4.466% due 02/25/2037 ~		116	120
5.500% due 12/25/2022 ^		684	470
6.000% due 05/25/2036		18,174	14,514

Citigroup Commercial Mortgage Trust
3.128% due 07/15/2030 •		3,834	3,808

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^		85	86

Civic Mortgage LLC
4.349% due 11/25/2022 þ		190	191

COBALT CMBS Commercial Mortgage Trust
5.802% due 05/15/2046 ~		2,837	2,850

Countrywide Alternative Loan Trust
2.178% due 07/25/2036 •		7,577	7,426
2.188% due 11/25/2036 •		780	762
2.188% due 06/25/2046 •		102	101
2.198% due 04/25/2046 •		2,248	2,056
2.244% due 07/20/2046 ^•		146	122
2.324% due 09/20/2046 •		1,073	679
2.418% due 02/25/2036 •		227	167
2.554% due 11/20/2035 ^•		57	27
3.826% due 11/25/2047 ^•		1,684	1,523
5.000% due 08/25/2035		3,958	3,441
5.500% due 12/25/2035		407	405
5.500% due 03/25/2036 ^		58	42
6.000% due 12/25/2034		1,465	1,433
6.000% due 03/25/2036 ^		561	431
6.000% due 08/25/2036 •		434	448
6.000% due 03/25/2037 ^		1,152	718
6.000% due 05/25/2037 ^		531	375

Countrywide Asset-Backed Certificates
2.738% due 11/25/2035 •		1,078	1,081

Countrywide Home Loan Mortgage Pass-Through Trust
2.288% due 04/25/2035 •		346	341
2.658% due 03/25/2035 •		139	127
2.863% due 04/25/2035 ~		185	171
3.838% due 02/20/2036 ^~		80	70
4.316% due 10/20/2034 ~		261	245
5.500% due 11/25/2035 ^		59	55
6.000% due 02/25/2037 ^		7,799	5,293

Countrywide Home Loan Reperforming REMIC Trust
2.378% due 03/25/2035 ^•		1,114	1,037

Credit Suisse Commercial Mortgage Trust
5.811% due 01/15/2049 ~		15,000	18,574

Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 03/25/2032 ~		45	44
6.000% due 01/25/2036 ^		273	247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058		$3,485	$3,527

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		52,084	47,334

Credit Suisse Mortgage Capital Trust
2.978% due 02/15/2031 •		4,200	4,196
4.660% due 07/25/2050		18,068	18,751

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.168% due 03/25/2037 ^•		363	347

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^þ		114	109
5.886% due 10/25/2036 ^þ		114	109

Downey Savings & Loan Association Mortgage Loan Trust
2.367% due 10/19/2036 ^•		352	287

Dragon Finance BV
1.794% due 07/13/2023 •	GBP	2,695	3,214

Eurosail PLC
1.485% due 09/13/2045 •		2,830	3,399

Finsbury Square PLC
1.751% due 06/16/2069 •		5,742	7,071

First Horizon Asset Securities, Inc.
4.550% due 02/25/2036 ~		$102	100

First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		126	91

FWDSecuritization Trust
2.810% due 06/25/2049 ~		1,339	1,348

GSMPS Mortgage Loan Trust
4.191% due 06/25/2034 ~		2,738	2,696

GSR Mortgage Loan Trust
4.682% due 11/25/2035 ~		17	17

HarborView Mortgage Loan Trust
3.005% due 06/19/2045 ^•		967	638

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	34,750	42,824

Impac Secured Assets Corp.
2.338% due 03/25/2036 •		$2,960	2,576

Impac Secured Assets Trust
2.188% due 01/25/2037 •		75	75

IMT Trust
2.728% due 06/15/2034 •		300	300
2.978% due 06/15/2034 •		328	328
3.128% due 06/15/2034 •		200	200

IndyMac Mortgage Loan Trust
3.800% due 05/25/2037 ^~		1,962	1,887
3.819% due 09/25/2035 ^~		92	86
3.856% due 05/25/2037 ^~		2,109	1,696
3.945% due 08/25/2037 ~		372	368

JPMorgan Alternative Loan Trust
2.338% due 09/25/2036 •		16	16
3.585% due 10/25/2036 ~		8,666	7,794
3.844% due 12/25/2036 ~		112	109
4.236% due 05/25/2036 ^~		190	143
4.332% due 12/25/2035 ^~		775	684

JPMorgan Chase Commercial Mortgage Securities Trust
5.542% due 06/12/2041 ~		431	433
5.855% due 06/12/2043 ~		7,453	7,457
5.927% due 01/12/2043 ~		1,328	1,329
6.084% due 05/15/2045 ~		4,072	4,078
6.105% due 03/15/2046 ~		1,004	1,006
6.389% due 02/12/2051 ~		5,241	5,346

JPMorgan Mortgage Trust
3.968% due 06/25/2037 ^~		529	467
4.191% due 05/25/2036 ~		565	562
4.210% due 08/25/2036 ^~		1,396	1,306
4.420% due 07/25/2035 ~		45	46
6.500% due 09/25/2035		297	291

Lanark Master Issuer PLC
2.902% due 12/22/2069		10,360	10,387

Lavender Trust
6.250% due 10/26/2036		1,518	1,208

Lehman Mortgage Trust
6.000% due 08/25/2036 ^		810	785
6.000% due 09/25/2037 ^		270	277

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
2.208% due 09/25/2046 •		$310	$309

MASTR Adjustable Rate Mortgages Trust
2.228% due 04/25/2046 •		491	456

MASTR Alternative Loan Trust
6.750% due 07/25/2036		472	311

MASTR Reperforming Loan Trust
8.000% due 08/25/2034		2,411	2,606

Merrill Lynch Alternative Note Asset Trust
2.315% due 02/25/2037 •		763	765
2.318% due 03/25/2037 •		747	321

Merrill Lynch Mortgage Investors Trust
4.654% due 11/25/2035 •		94	97

Merrill Lynch Mortgage Trust
5.788% due 07/12/2038 ~		1,897	1,926

Morgan Stanley Capital Trust
5.678% due 10/12/2052 ~		3,226	3,228
6.144% due 06/11/2042 ~		4,427	4,714

Morgan Stanley Mortgage Loan Trust
4.413% due 07/25/2035 ^~		31	29

Mortgage Equity Conversion Asset Trust
2.300% due 01/25/2042 •		15,363	14,383

Motel 6 Trust
2.948% due 08/15/2034 •		3,614	3,619
3.218% due 08/15/2034 •		3,110	3,114
4.178% due 08/15/2034 •		336	338

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.208% due 06/25/2037 •		5,982	4,843
4.374% due 04/25/2036 ^~		3,811	3,504

Nomura Resecuritization Trust
2.918% due 01/25/2037 •		37,066	36,951

Pepper Residential Securities Trust
3.330% due 11/18/2060		7,136	7,147

RBSSP Resecuritization Trust
4.402% (US0001M) due 01/26/2036 ~		7,401	7,224

Real Estate Asset Liquidity Trust
2.419% due 06/12/2054 ~	CAD	3,855	2,900

Residential Accredit Loans, Inc. Trust
2.178% due 01/25/2037 •		$21,427	20,549
2.208% due 07/25/2036 •		287	273
3.296% due 09/25/2046 •		5,558	5,181
3.806% due 09/25/2045 •		355	336
6.000% due 09/25/2036 ^		535	366

Residential Funding Mortgage Securities, Inc. Trust
5.300% due 08/25/2036 ^~		97	91

Ripon Mortgages PLC
1.561% due 08/20/2056 •	GBP	2,267	2,780

RMAC PLC
1.480% due 06/12/2046 •		416	506

Sequoia Mortgage Trust
2.824% due 09/20/2034 •		$819	807

Silverstone Master Issuer PLC
2.848% due 01/21/2070 •		4,170	4,176

Structured Adjustable Rate Mortgage Loan Trust
4.396% due 09/25/2035 ~		473	463

Structured Asset Mortgage Investments Trust
2.278% due 03/25/2037 •		1,922	1,301
2.558% due 08/25/2035 •		507	504

Structured Asset Securities Corp.
2.268% due 07/25/2035 •		21,803	20,537
2.278% due 05/25/2043 •		13,078	12,188

Structured Asset Securities Corp. Mortgage Loan Trust
2.268% due 05/25/2036 •		22,259	19,596

Sutherland Commercial Mortgage Loans
3.192% due 05/25/2037 ~		2,333	2,317

TBW Mortgage-Backed Trust
2.198% due 01/25/2037 •		19,233	7,831
5.970% due 09/25/2036 ^þ		473	37

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	32,608	40,192

Twin Bridges PLC
1.660% due 09/12/2050 •		964	1,182

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uropa Securities PLC
0.972% due 06/10/2059 •	GBP	1,051	$1,236
1.122% due 06/10/2059 •		257	293
1.126% due 10/10/2040 •		3,879	4,378
1.322% due 06/10/2059 •		201	229
1.522% due 06/10/2059 •		214	243

Wachovia Bank Commercial Mortgage Trust
5.438% due 11/15/2048 ~		$4,468	4,506
5.844% due 02/15/2051 ~		860	749
6.286% due 05/15/2046 ~		96	97

WaMu Commercial Mortgage Securities Trust
4.819% due 03/23/2045 ~		12,845	13,217

WaMu Mortgage Pass-Through Certificates Trust
2.298% due 11/25/2045 •		676	668
3.293% due 12/25/2046 •		267	269
3.646% due 11/25/2042 •		103	102
3.886% due 02/25/2037 ^~		393	369
4.401% due 09/25/2033 ~		77	79

Warwick Finance Residential Mortgages PLC
1.765% due 09/21/2049 •	GBP	4,214	5,189

Wells Fargo Commercial Mortgage Trust
2.800% due 03/18/2028 ~		$1,100	1,100
2.886% due 12/13/2031 •		5,100	5,090
3.136% due 12/13/2031 •		4,200	4,184
3.881% due 12/13/2031 •		100	99

Wells Fargo Mortgage-Backed Securities Trust
2.718% due 03/25/2036 •		2,879	2,658
4.720% due 11/25/2037 ^~		426	418
4.785% due 09/25/2033 ~		81	84
5.187% due 04/25/2036 ^~		1,564	1,574
6.000% due 09/25/2037 ^		1,696	1,701

Total Non-Agency Mortgage-Backed Securities (Cost $658,260)			656,121

ASSET-BACKED SECURITIES 21.8%

Aames Mortgage Trust
6.950% due 11/25/2031 þ		1,640	1,572
7.150% due 01/25/2032 þ		369	378

AccessLex Institute
2.316% due 09/26/2033 •		6,771	6,632

Accredited Mortgage Loan Trust
2.278% due 09/25/2036 •		3,099	3,058

ACE Securities Corp. Home Equity Loan Trust
2.783% due 08/25/2035 •		135	136

Adams Mill CLO Ltd.
3.403% due 07/15/2026 •		185	185

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		76	79

Allegro CLO Ltd.
3.486% due 01/30/2026 •		230	230

American Credit Acceptance Receivables Trust
2.920% due 08/12/2021		1,060	1,061

Ameriquest Mortgage Securities Trust
2.358% due 04/25/2036 •		7,818	7,798

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.293% due 05/25/2033 •		2,290	2,296
3.368% due 03/25/2033 •		301	305
3.524% due 06/25/2033 ^•		2,414	2,340

Apex Credit CLO Ltd.
3.306% due 10/27/2028 •		12,400	12,428

Arbor Realty Commercial Real Estate Notes Ltd.
4.528% due 04/15/2027 •		2,200	2,204

Argent Securities Trust
2.168% due 06/25/2036 •		1,360	483
2.208% due 03/25/2036 •		7,538	6,996
2.258% due 07/25/2036 •		1,253	549

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.968% due 05/25/2034 •		793	758

Aspen Funding Ltd.
3.938% due 07/10/2037 •		1,285	1,287

Babson CLO Ltd.
3.428% due 07/20/2025 •		823	823

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		$2,168	$2,183
4.090% due 02/28/2034 þ		978	987
4.213% due 10/29/2033 þ		450	452

Bear Stearns Asset-Backed Securities Trust
2.258% due 06/25/2047 •		1,000	992
2.368% due 06/25/2047 •		25,753	22,480
3.618% due 10/25/2037 •		22,194	21,479
3.968% due 08/25/2035 •		9,463	8,672

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	3,400	3,705

Black Diamond CLO Ltd.
3.353% due 02/06/2026 •		$2,241	2,242

Capitalsource Real Estate Loan Trust
2.668% due 01/20/2037 •		614	605
2.928% due 01/20/2037 •		1,650	1,562
3.028% due 01/20/2037 •		650	598
3.128% due 01/20/2037 •		400	314

Carrington Mortgage Loan Trust
2.678% due 06/25/2035 •		32,581	32,600
3.818% due 05/25/2035 •		15,328	12,641

Castle Park CLO DAC
0.636% due 01/15/2028 •	EUR	3,164	3,453

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		$6,659	6,822

Cavendish Square Funding PLC
0.202% due 02/11/2055 •	EUR	1,098	1,196
1.452% due 02/11/2055 •		5,000	5,161

Cent CLO Ltd.
3.373% due 10/15/2026 •		$16,250	16,250

Centex Home Equity Loan Trust
2.668% due 03/25/2033 •		2,906	2,822

Citigroup Mortgage Loan Trust, Inc.
2.308% due 11/25/2036 •		400	390
2.478% due 10/25/2035 ^•		800	764
2.678% due 02/25/2035 •		612	607

CNH Capital Canada Receivables Trust
2.103% due 02/15/2022	CAD	9,376	7,075

College Avenue Student Loans LLC
3.218% due 12/26/2047 •		$2,538	2,516
3.668% due 11/26/2046 •		1,279	1,284
4.130% due 12/26/2047		3,429	3,636

Conseco Finance Corp.
6.280% due 09/01/2030		5,679	6,043
7.500% due 03/01/2030 ~		3,539	2,418

Conseco Finance Securitizations Corp.
7.954% due 12/01/2033 ~		6,922	7,581

Countrywide Asset-Backed Certificates
2.158% due 05/25/2037 •		4,688	4,508
2.158% due 06/25/2047 ^•		3,641	3,259
2.238% due 05/25/2037 •		42,631	40,957
2.258% due 04/25/2037 •		66	53
2.368% due 03/25/2036 ^•		6,542	6,031

Countrywide Asset-Backed Certificates Trust
2.168% due 03/25/2047 ^•		100	98
2.258% due 03/25/2047 ^•		6,698	6,113
2.288% due 09/25/2046 •		1,857	1,403
2.758% due 08/25/2047 •		51,718	51,358
2.918% due 04/25/2035 •		4,509	4,603
3.593% due 12/25/2034 •		1,205	1,195
4.740% due 10/25/2035 ~		28	28
5.499% due 02/25/2035 ~		4,460	4,375

Credit Suisse Mortgage Capital Asset-Backed Trust
2.618% due 09/25/2037 •		236	231

Credit-Based Asset Servicing & Securitization CBO Ltd.
2.438% due 02/16/2041 •		128,899	6,413
2.681% due 12/15/2034 •		13,082	3,212

Credit-Based Asset Servicing & Securitization LLC
2.618% due 07/25/2035 •		5,409	5,463

Credit-Based Asset Servicing & Securitization Trust
2.168% due 07/25/2036 •		2,403	2,385

Crown Point CLO Ltd.
3.448% due 10/20/2028 •		10,850	10,866
3.713% due 07/17/2028		400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CWHEQ Revolving Home Equity Loan Resuritization Trust
2.268% due 12/15/2035 •		$16,541	$16,091
2.288% due 05/15/2034 •		3,860	3,821

CWHEQ Revolving Home Equity Loan Trust
2.258% due 02/15/2036 •		7,992	7,775

Denali Capital CLO LLC
3.317% due 10/26/2027 •		14,365	14,351

Dryden Euro CLO BV
0.718% due 05/17/2027 •	EUR	2,893	3,156

Dryden Senior Loan Fund
3.203% due 10/15/2027 •		$22,200	22,190

ECMC Group Student Loan Trust
3.068% due 05/25/2067 •		2,651	2,672

EFS Volunteer LLC
3.126% due 10/25/2035 •		2,269	2,254

EMC Mortgage Loan Trust
4.018% due 11/25/2030 •		4,518	4,668

Euromax ABS Ltd.
0.000% due 04/18/2097 •	EUR	88	96

First Franklin Mortgage Loan Trust
2.168% due 05/25/2036 •		$4,769	4,498
2.258% due 04/25/2036 •		7,600	7,169

Ford Auto Securitization Trust
2.198% due 03/15/2021	CAD	8,683	6,555

Fremont Home Loan Trust
2.158% due 11/25/2036 •		$3,881	2,687

Glacier Funding CDO Ltd.
2.801% due 11/12/2042 •		4,416	4,382

GMF Canada Leasing Trust Asset-Backed Notes
2.154% due 03/22/2021	CAD	5,726	4,322

GSAA Home Equity Trust
2.138% due 05/25/2047 •		$1,650	1,284
2.238% due 03/25/2047 •		7,399	4,144
2.468% due 08/25/2037 •		370	362
2.668% due 06/25/2035 •		6,166	6,229

GSAMP Trust
2.158% due 03/25/2047 •		17,094	16,502
2.188% due 01/25/2037 •		2,423	2,362
2.258% due 09/25/2036 •		10,724	5,395
2.658% due 08/25/2033 •		9,554	9,531
2.768% due 01/25/2034 •		2,500	2,470

Harley Marine Financing LLC
5.682% due 05/15/2043 «		1,050	861

Harvest SBA Loan Trust
4.268% due 08/25/2044 •		12,355	12,352

Hildene TruPS Securitization Ltd.
3.910% due 05/22/2039 •		72,037	71,496

Home Equity Loan Trust
2.208% due 04/25/2037 •		18,901	18,004
2.248% due 04/25/2037 •		1,500	1,391

Home Equity Mortgage Loan Asset-Backed Trust
2.208% due 04/25/2037 •		7,742	5,797

HSI Asset Loan Obligation Trust
2.205% due 12/25/2036 •		70	31

Jamestown CLO Ltd.
2.993% due 07/15/2026 •		4,060	4,052

JPMorgan Mortgage Acquisition Corp.
2.603% due 01/25/2036 •		9,226	9,042
2.978% due 06/25/2035 •		6,629	6,168

JPMorgan Mortgage Acquisition Trust
2.228% due 10/25/2036 •		1,661	1,632

Jubilee CLO BV
0.482% due 07/12/2028 •	EUR	2,450	2,670

LCM LP
3.318% due 10/20/2027 •		$2,900	2,901

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		1,228	1,240
3.750% due 04/25/2059 þ		4,919	5,029
3.890% due 01/28/2070 •		21,377	21,766

Lehman XS Trust
2.138% due 02/25/2037 •		8,966	8,668
2.178% due 02/25/2037 •		3,654	3,543

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	107

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •	$17,300	$17,323

Long Beach Mortgage Loan Trust
2.168% due 06/25/2036 •	9,633	5,266
2.168% due 09/25/2036 •	15,923	11,772
2.318% due 02/25/2036 •	9,256	8,075
2.648% due 01/25/2046 •	3,565	3,522

LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •	4,472	4,446

Madison Park Funding Ltd.
3.538% due 07/20/2026 •	533	533

Marlette Funding Trust
2.690% due 09/17/2029	4,356	4,372
3.060% due 07/17/2028	1,174	1,175
3.130% due 07/16/2029	5,929	5,976
3.200% due 09/15/2028	846	849
3.710% due 12/15/2028	346	350

MASTR Asset-Backed Securities Trust
2.068% due 01/25/2037 •	316	127

Merrill Lynch Mortgage Investors Trust
2.278% due 04/25/2037 •	857	530
2.818% due 08/25/2035 •	1,284	1,252

METAL LLC
4.581% due 10/15/2042	4,403	4,471

Morgan Stanley ABS Capital, Inc. Trust
2.288% due 03/25/2036 •	5,920	5,902
2.723% due 12/25/2034 •	132	126

Morgan Stanley Home Equity Loan Trust
3.068% due 12/25/2034 •	7,238	7,275

Mountain View CLO Ltd.
3.103% due 10/15/2026 •	9,296	9,269

National Collegiate Student Loan Trust
2.258% due 07/25/2030 •	737	733
2.288% due 03/26/2029 •	348	347
2.338% due 10/27/2031 •	10,000	9,404
2.498% due 12/26/2033 •	2,558	2,520
2.556% due 10/25/2033 •	7,092	6,786

Navient Student Loan Trust
2.268% due 06/27/2067 •	1,795	1,793

Nelnet Student Loan Trust
3.045% due 06/27/2067 •	49,104	49,057

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.168% due 07/25/2036 •	30,370	29,753
2.348% due 10/25/2036 ^•	2,366	792

NovaStar Mortgage Funding Trust
2.338% due 05/25/2036 •	3,226	3,187
4.118% due 12/25/2034 •	74	76

Ocean Trails CLO
3.453% due 07/15/2028 •	2,250	2,251

OneMain Financial Issuance Trust
6.630% due 03/18/2026	6,750	6,837

Oscar U.S. Funding LLC
2.369% due 08/10/2020	1,681	1,685
2.490% due 08/10/2022	4,100	4,110

Ownit Mortgage Loan Trust
2.228% due 01/25/2037 •	3,170	3,151

Palisades CDO Ltd.
2.928% due 07/22/2039 •	22,054	21,818

Palmer Square Loan Funding Ltd.
0.000% due 10/24/2027 •(b)	7,983	7,983
3.058% due 11/15/2026 •	414	414

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.508% due 09/25/2035 •	12,188	12,191

People’s Choice Home Loan Securities Trust
2.963% due 05/25/2035 ^•	1,600	1,468

Quest Trust
2.308% due 08/25/2036 •	12,390	10,581

Residential Asset Securities Corp. Trust
2.258% due 09/25/2036 •	6,307	6,289
2.288% due 07/25/2036 •	1,414	1,172
2.668% due 09/25/2035 •	4,500	4,522

RMF Buyout Issuance Trust
3.436% due 11/25/2028	5,212	5,224

Saranac CLO Ltd.
3.259% due 06/22/2030 •	6,600	6,592

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
2.328% due 09/25/2047 •		$9,536	$9,312
3.768% due 12/25/2037 •		5,305	5,330

Saybrook Point CBO Ltd.
2.862% due 02/25/2036 •		2,102	2,099

Securitized Asset-Backed Receivables LLC Trust
2.308% due 12/25/2035 •		348	344

SLM Private Education Loan Trust
4.278% due 06/16/2042 •		5,349	5,397

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	74	80
0.000% due 01/25/2024 •		972	1,062
0.000% due 06/17/2024 •		635	693
2.826% due 04/27/2026 •		$808	809
3.776% due 04/25/2023 •		3,323	3,354

SMB Private Education Loan Trust
2.328% due 09/15/2025 •		4,666	4,666
2.340% due 09/15/2034		9,575	9,592

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		19,426	19,555
3.118% due 10/27/2036 •		326	329

SoFi Professional Loan Program Trust
3.120% due 02/25/2048		6,144	6,195

Sorin Real Estate CDO Ltd.
2.952% due 06/07/2040 •		1,168	1,173

Soundview Home Loan Trust
2.128% due 01/25/2037 •		5,847	4,700
2.168% due 03/25/2037 •		4,669	4,523
2.188% due 07/25/2037 •		8,157	6,887
2.218% due 06/25/2037 •		57,325	45,685
2.968% due 09/25/2037 •		1,159	1,112

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		9,329	9,435

Springleaf Funding Trust
2.680% due 07/15/2030		6,200	6,217

Sprite Ltd.
4.250% due 12/15/2037		3,574	3,639

St Paul’s CLO DAC
0.850% due 08/20/2030 •	EUR	30,600	33,211

Structured Asset Securities Corp. Mortgage Loan Trust
2.398% due 12/25/2035 •		$6,563	6,469

Towd Point Mortgage Trust
3.018% due 05/25/2058 •		5,811	5,861

Trainer Wortham First Republic CBO Ltd.
2.938% due 04/10/2037 •		3,716	3,673

Tralee CLO Ltd.
3.388% due 10/20/2028 •		1,500	1,497

TruPS Financials Note Securitization Ltd.
3.726% due 09/20/2039 •		6,680	6,614

Upstart Securitization Trust
2.897% due 09/20/2029		2,401	2,407

WAVE Trust
3.844% due 11/15/2042		7,929	7,986

Wrightwood Capital Real Estate CDO Ltd.
2.832% due 11/21/2040 •		1,060	1,064

Total Asset-Backed Securities (Cost $1,227,880)			1,230,004

SOVEREIGN ISSUES 3.7%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	890	375
3.380% due 12/31/2038 þ		190	80
3.750% due 12/31/2038 þ		$2,288	918
3.875% due 01/15/2022	EUR	2,600	1,127
4.625% due 01/11/2023		$5,233	2,206
5.250% due 01/15/2028	EUR	17,000	7,215
5.625% due 01/26/2022		$460	200
5.875% due 01/11/2028		183	75
6.250% due 11/09/2047	EUR	100	44
6.875% due 01/26/2027		$300	127
6.875% due 01/11/2048		530	225
7.125% due 07/06/2036		150	65
7.500% due 04/22/2026		500	223
7.820% due 12/31/2033	EUR	853	451

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	6,524	$89
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		119,419	886
62.614% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		4,780	40
79.499% (ARLLMONP) due 06/21/2020 ~(a)		2,005,413	15,131

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	250	296

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (g)	BRL	117,043	27,820

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$500	506
3.125% due 10/11/2027		900	947

Export-Credit Bank of Turkey
8.250% due 01/24/2024		1,000	1,059

Export-Import Bank of China
0.250% due 12/02/2019	EUR	1,000	1,091

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	4,600	3,161

Peru Government International Bond
5.400% due 08/12/2034	PEN	111	35
5.700% due 08/12/2024		3,333	1,101
5.940% due 02/12/2029		42,666	14,332
6.150% due 08/12/2032		4,643	1,572
6.350% due 08/12/2028		30,468	10,532
6.950% due 08/12/2031		29,193	10,571
8.200% due 08/12/2026		32,120	12,097

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	9,410	57
63.194% due 05/31/2022 •(a)		16,140	94

Qatar Government International Bond
3.875% due 04/23/2023		$1,200	1,271

Republic of South Africa Government International Bond
4.850% due 09/30/2029		3,800	3,792
5.750% due 09/30/2049		3,800	3,786

Saudi Government International Bond
2.875% due 03/04/2023		1,000	1,017
3.250% due 10/26/2026		29,000	29,999
3.625% due 03/04/2028		1,000	1,062
4.000% due 04/17/2025		18,000	19,316
4.375% due 04/16/2029		2,200	2,474

Turkey Government International Bond
4.625% due 03/31/2025	EUR	6,500	7,285
5.625% due 03/30/2021		$700	719
5.750% due 03/22/2024		1,200	1,198
6.350% due 08/10/2024		200	204
7.250% due 12/23/2023		8,400	8,897
7.625% due 04/26/2029		10,800	11,503

Ukraine Government International Bond
7.750% due 09/01/2021		400	417

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		408	46
7.000% due 03/31/2038 ^(d)		124	14
7.650% due 04/21/2025 ^(d)		3,123	351
7.750% due 10/13/2019 ^(d)		400	45
8.250% due 10/13/2024 ^(d)		2,021	227
9.000% due 05/07/2023 ^(d)		268	30
9.250% due 09/15/2027 ^(d)		729	82
9.250% due 05/07/2028 ^(d)		2,886	325
11.750% due 10/21/2026 ^(d)		130	15
11.950% due 08/05/2031 ^(d)		6,600	742
12.750% due 08/23/2022 ^(d)		930	105

Total Sovereign Issues (Cost $266,864)			209,670

		SHARES
COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (e)		2,065,869	5,206

iHeartMedia, Inc.		1,547	23

iHeartMedia, Inc. ‘A’ (e)		114,998	1,725

			6,954

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment Corp. (e)	34,648	$404

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	82,130	6

		410

ENERGY 0.1%

Dommo Energia S.A. «(e)(k)	1,440,781	1,518

Dommo Energia S.A. SP - ADR «(e)	3,069	41

		1,559

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «	345,787	0

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(k)	2,935	37

UTILITIES 0.0%

Eneva S.A. (e)(k)	11,681	87

Eneva S.A. (k)	32,125	237

		324

Total Common Stocks (Cost $18,876)		9,284

		SHARES	MARKET VALUE (000S)
WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc.		748,945	$11,234

Total Warrants (Cost $13,296)			11,234

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.0%

ARGENTINA TREASURY BILLS 0.0%
64.720% due 05/13/2020 - 05/28/2020 (f)(g)	ARS	154,705	1,472

U.S. TREASURY BILLS 0.0%
1.992% due 12/05/2019 (f)(g)(l)(p)		$1,077	1,074

Total Short-Term Instruments (Cost $3,718)			2,546

Total Investments in Securities (Cost $7,100,685)			7,080,832

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short-Term Floating NAV Portfolio III	20,936,834	$207,128

Total Short-Term Instruments (Cost $207,118)		207,128

Total Investments in Affiliates (Cost $207,118)		207,128

Total Investments 128.8% (Cost $7,307,803)		$7,287,960

Financial Derivative Instruments (m)(o) 0.2% (Cost or Premiums, net $(13,005))		13,440

Other Assets and Liabilities, net (29.0)%		(1,643,307)

Net Assets 100.0%		$5,658,093

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	109

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AASET	03/15/2018 - 08/02/2018	$8,433	$8,524	0.15%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	375	1,518	0.03
Eneva S.A.	12/21/2017 - 03/25/2019	203	324	0.00
Westmoreland Mining Holdings LLC	03/26/2019	9	37	0.00

		$9,020	$10,403	0.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
DEU	2.250%	09/03/2019	10/01/2019	$(2,378)	$(2,382)
JPS	2.250	09/27/2019	10/01/2019	(68,400)	(68,417)

Total Reverse Repurchase Agreements					$(70,799)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
GSC	2.130%	08/15/2019	10/15/2019	$(39,414)	$(39,523)

Total Sale-Buyback Transactions					$(39,523)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.8)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$62,900	$(63,637)	$(63,824)
Fannie Mae UMBS, TBA	5.000	11/01/2049	69,000	(73,884)	(73,975)
Ginnie Mae, TBA	4.000	10/01/2049	11,400	(11,843)	(11,857)
Ginnie Mae, TBA	4.000	11/01/2049	6,000	(6,233)	(6,239)

Total Short Sales (2.8)%				$(155,597)	$(155,895)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$0	$(2,382)	$0	$(2,382)	$2,333	$(49)
JPS	0	(68,417)	0	(68,417)	67,992	(425)

Master Securities Forward Transaction Agreement
GSC	0	0	(39,523)	(39,523)	39,369	(154)

Total Borrowings and Other Financing Transactions	$0	$(70,799)	$(39,523)

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(70,799)	$0	$0	$0	$(70,799)

Total	$(70,799)	$0	$0	$0	$(70,799)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(39,523)	0	0	(39,523)

Total	$0	$(39,523)	$0	$0	$(39,523)

Total Borrowings	$(70,799)	$(39,523)	$0	$0	$(110,322)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(110,322)

(l)	Securities with an aggregate market value of $109,694 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(57,863) at a weighted average interest rate of 2.008%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(33) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	126	$	12,531	$136	$5	$(71)
Euro-BTP Italy Government Bond December Futures	12/2019	22		3,497	82	4	(1)
U.S. Treasury 10-Year Note December Futures	12/2019	4,739		617,551	(6,189)	0	(371)

					$(5,971)	$9	$(443)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	18	$	(3,419)	$40	$2	$(1)
Euro-Buxl 30-Year Bond December Futures	12/2019	6		(1,422)	38	12	0
U.S. Treasury 5-Year Note December Futures	12/2019	1,088		(129,634)	696	51	0
United Kingdom Long Gilt December Futures	12/2019	1,067		(176,113)	(1,188)	0	(511)

					$(414)	$65	$(512)

Total Futures Contracts					$(6,385)	$74	$(955)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.434%	$	1,400	$(16)	$(6)	$(22)	$0	$0
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	2.221		800	(111)	13	(98)	2	0

							$(127)	$7	$(120)	$2	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	111

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.218%	$	300	$7	$(2)	$5	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	4.513		500	(5)	16	11	1	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454	EUR	100	0	0	0	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2019	0.237	$	800	79	(69)	10	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		1,750	(83)	85	2	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.850		5,000	424	36	460	0	(2)
Volkswagen International Finance NV	1.000	Quarterly	12/20/2020	0.233	EUR	300	8	(5)	3	0	0

							$430	$61	$491	$1	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	7,008	$(350)	$(202)	$(552)	$0	$(13)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		1,386	(83)	(17)	(100)	0	(3)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024		24,600	(1,642)	(36)	(1,678)	1	(66)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		16,200	(267)	(90)	(357)	0	(9)

						$(2,342)	$(345)	$(2,687)	$1	$(91)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	970	$(36)	$17	$(19)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		4,900	(231)	40	(191)	0	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		42,100	(1,435)	(528)	(1,963)	28	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		3,700	(182)	(12)	(194)	2	0

						$(1,884)	$(483)	$(2,367)	$30	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	280,000	$2,668	$(18,711)	$(16,043)	$54	$0
Receive	3-Month USD-LIBOR	2.543	Semi-Annual	02/05/2024		11,900	0	(517)	(517)	0	0
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	02/05/2024		11,900	0	(521)	(521)	0	(1)
Receive	3-Month USD-LIBOR	2.559	Semi-Annual	02/05/2024		11,900	0	(525)	(525)	0	(1)
Receive	3-Month USD-LIBOR	2.571	Semi-Annual	02/05/2024		5,900	0	(264)	(264)	0	0
Receive	3-Month USD-LIBOR	2.580	Semi-Annual	02/05/2024		17,800	0	(802)	(802)	0	(1)
Receive	3-Month USD-LIBOR	2.605	Semi-Annual	02/05/2024		17,800	0	(822)	(822)	0	(1)
Receive	3-Month USD-LIBOR	2.607	Semi-Annual	02/05/2024		5,900	0	(273)	(273)	0	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		59,000	(3,201)	313	(2,888)	13	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2024		34,600	889	(2,832)	(1,943)	6	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		241,100	(8,135)	(16,643)	(24,778)	57	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		42,700	2,785	(5,497)	(2,712)	29	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		58,700	(516)	(1,846)	(2,362)	11	0
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		61,900	(736)	(334)	(1,070)	12	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		35,800	(632)	(824)	(1,456)	8	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		17,600	(17)	(700)	(717)	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		16,000	1,098	(4,115)	(3,017)	0	(23)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		45,800	(182)	(5,707)	(5,889)	0	(62)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		8,900	(64)	(546)	(610)	0	(12)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		5,000	(71)	180	109	0	(7)
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		48,300	(285)	(117)	(402)	0	(65)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		25,800	(92)	652	560	0	(34)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		21,800	(66)	(2,743)	(2,809)	0	(28)
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	18,500	(6)	(11)	(17)	2	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,000	(2)	(12)	(14)	1	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		53,600	0	46	46	0	(12)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	12,500	86	915	1,001	0	(23)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80,900	1,624	6,205	7,829	0	(175)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025	EUR	11,400	111	(41)	70	0	(2)

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	0.150%	Annual	03/18/2030	EUR	2,200	$40	$(32)	$8	$3	$0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		17,400	966	(1,083)	(117)	226	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	3,500	36	(83)	(47)	0	(14)
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		8,200	200	(343)	(143)	23	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	2,170,000	22	(790)	(768)	34	0
Receive	6-Month JPY-LIBOR	0.351	Semi-Annual	02/08/2028		920,000	0	(322)	(322)	15	0
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		740,000	47	(277)	(230)	12	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		4,280,000	293	(1,609)	(1,316)	76	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		840,000	14	(339)	(325)	14	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		840,000	(1)	(337)	(338)	14	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		24,060,000	(1,018)	(9,852)	(10,870)	507	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021	MXN	25,400	(72)	45	(27)	0	(1)
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		16,400	(43)	28	(15)	0	(1)
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		8,100	2	4	6	0	(1)
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		6,300	2	3	5	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		6,700	(1)	5	4	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,200	2	2	4	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		2,000	0	4	4	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	7	7	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		37,200	17	59	76	0	(3)
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		10,400	0	18	18	0	(1)
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		30,300	(7)	58	51	0	(2)
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	7	7	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		4,200	(1)	10	9	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,700	(13)	8	(5)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		6,600	(30)	20	(10)	0	(1)
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		6,900	11	14	25	0	(1)
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	6	6	12	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		4,900	7	10	17	0	(1)
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		15,400	(17)	40	23	0	(2)
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		31,500	(10)	79	69	0	(3)
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,100	0	5	5	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,500	(10)	(70)	(80)	2	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		6,700	(5)	32	27	0	(1)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	(4)	(4)	5	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		5,400	0	24	24	0	(1)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		2,500	(6)	8	2	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		800	3	(4)	(1)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		21,100	(44)	75	31	0	(3)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		24,500	22	(159)	(137)	4	0

							$(4,332)	$(70,823)	$(75,155)	$1,132	$(483)

Total Swap Agreements							$(8,255)	$(71,583)	$(79,838)	$1,166	$(576)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$74	$1,166	$1,240	$0	$(955)	$(576)	$(1,531)

(n)

Securities with an aggregate market value of $48,463 and cash of $14,228 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	113

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	MXN	70,044		$3,557	$20	$0
	10/2019		$254,772	GBP	206,767	0	(542)
	11/2019	GBP	206,767		$255,116	545	0
	11/2019	NZD	24,778		16,018	486	0
	01/2020		$3,505	MXN	70,044	0	(19)

BPS	10/2019	EUR	1,657		$1,833	27	0
	10/2019		$10,336	AUD	15,114	0	(135)
	10/2019		5,282	EUR	4,751	0	(103)
	10/2019		3,574	MXN	70,044	0	(37)
	12/2019	PEN	19,806		$5,864	3	0
	12/2019		$2,443	IDR	35,225,182	17	0
	01/2020	BRL	900		$235	19	0
	01/2020		$8,356	BRL	31,776	0	(750)

BRC	10/2019	MXN	705,952		$36,535	804	0
	01/2020		$35,921	MXN	705,952	0	(763)

CBK	10/2019	EUR	4,046		$4,421	11	0
	10/2019	GBP	211,050		257,662	68	(1,903)
	10/2019	PEN	9,604		2,821	0	(26)
	10/2019		$6,915	AUD	10,055	0	(129)
	10/2019		2,421	GBP	1,943	0	(32)
	10/2019		3,250	MXN	63,751	0	(27)
	10/2019		2,832	PEN	9,604	15	0
	10/2019		11,062	TRY	63,559	162	0
	11/2019		1,370	CAD	1,814	1	0
	01/2020	BRL	189,800		$49,074	3,645	0
	01/2020	PEN	9,604		2,821	0	(16)
	01/2020		$6,975	BRL	26,443	0	(645)

GLM	10/2019	MXN	63,751		$3,164	0	(59)
	10/2019		$3,690	GBP	2,959	0	(52)
	10/2019		11,238	TRY	65,700	363	0

HUS	10/2019	AUD	43,466		$29,351	14	0
	10/2019		$46	ARS	2,923	0	0
	10/2019		2,417	GBP	1,963	0	(3)
	10/2019		15,587	JPY	1,681,600	0	(35)

JPM	10/2019	GBP	2,582		$3,123	0	(51)
	10/2019		$24,896	JPY	2,691,100	0	(7)
	10/2019		36,035	MXN	705,952	0	(305)
	10/2019		4,869	TRY	27,952	40	0
	11/2019	CAD	31,851		$24,063	5	0
	11/2019		$1,001	CAD	1,326	1	0
	01/2020	BRL	7,300		$1,909	162	0
	01/2020		$7,278	BRL	27,740	0	(639)

MYI	10/2019	EUR	324,435		$359,967	6,349	0
	10/2019		$8,813	AUD	13,026	0	(20)
	11/2019	AUD	9,770		$6,608	6	0
	11/2019	EUR	324,374		355,721	1,290	0

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019		$1,090	CAD	1,443	$0	$0
	11/2019		6,110	RUB	402,557	63	0
	01/2020	BRL	26,502		$6,603	259	0
	01/2020		$5,635	BRL	21,500	0	(489)

RYL	03/2020	CNH	752		$104	0	(1)

SOG	11/2019		$5,149	RUB	334,124	0	(25)
	12/2019		9,669		654,097	319	0

UAG	10/2019	JPY	4,966,412		$47,075	1,143	0
	10/2019		$3,604	AUD	5,271	0	(47)
	10/2019		1,118	EUR	1,013	0	(14)
	10/2019		5,511	JPY	593,712	0	(20)
	10/2019		47,561	RUB	3,052,283	0	(581)
	11/2019	JPY	458,912		$4,274	20	0

Total Forward Foreign Currency Contracts						$15,857	$(7,475)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	6,900	$(8)	$(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	6,600	(8)	(2)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	7,100	(9)	(1)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	22,010	(13)	(8)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	22,010	(26)	(14)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	7,300	(4)	(5)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	7,300	(10)	(9)

BRC	Put - OTC CDX.HY-32 5-Year Index	Sell	99.000	10/16/2019	14,400	(53)	(4)
	Put - OTC CDX.HY-32 5-Year Index	Sell	97.000	11/20/2019	14,400	(58)	(5)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	6,500	(8)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.850	11/20/2019	19,000	(20)	(4)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.900	11/20/2019	22,000	(24)	(4)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	11,000	(6)	(4)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	11,000	(12)	(9)

CBK	Put - OTC CDX.HY-32 5-Year Index	Sell	93.000	10/16/2019	30,100	(48)	0
	Put - OTC CDX.HY-32 5-Year Index	Sell	94.000	10/16/2019	22,700	(40)	(1)
	Put - OTC CDX.HY-32 5-Year Index	Sell	97.500	01/15/2020	21,100	(44)	(32)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	68,500	(74)	(68)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	34,200	(17)	(14)

CKL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	34,000	(26)	(14)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	34,000	(33)	(11)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	9,810	(7)	(4)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	9,810	(9)	(6)

DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	20,600	(16)	(7)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	20,600	(18)	(17)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	14,800	(8)	(10)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	14,800	(22)	(18)

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	7,600	(9)	(1)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	10,000	(15)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	13,100	(17)	(3)
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	45,500	(41)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	48,200	(49)	(2)

JLN	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	17,500	(13)	(7)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	17,500	(18)	(6)

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	10,600	(6)	(5)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	10,600	(10)	(8)

						$ (799)	$ (308)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	115

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FBF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.895%	10/16/2019	4,900	$(121)	$(226)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.895	10/16/2019	4,900	(121)	(18)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/30/2019	11,800	(56)	(52)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/30/2019	11,800	(56)	(50)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/30/2019	11,000	(52)	(49)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/30/2019	11,000	(52)	(47)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.910	10/15/2019	4,900	(111)	(239)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.910	10/15/2019	4,900	(111)	(13)

							$(680)	$(694)

Total Written Options							$(1,479)	$(1,002)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.977%	EUR	100	$2	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2021	95.850%	$400	$10	$(243)	$0	$(233)
	New York State General Obligation Bonds, Series 2005	1.850	Quarterly	03/20/2021	0.093	1,900	0	50	50	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390	300	(12)	16	4	0

BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	1,200	(15)	19	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	1,600	(26)	22	0	(4)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	900	11	(545)	0	(534)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	0.996	400	(19)	19	0	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640	100	(10)	9	0	(1)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390	3,500	(170)	218	48	0

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	947	26	(588)	0	(562)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368	1,600	(28)	0	0	(28)
	California State General Obligation Bonds, Series 2003	3.050	Quarterly	12/20/2020	0.070	6,000	0	224	224	0
	California State General Obligation Bonds, Series 2003	2.650	Quarterly	03/20/2021	0.084	1,800	210	(141)	69	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836	200	(2)	4	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937	600	2	0	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.836	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	3,400	(55)	48	0	(7)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	700	37	(452)	0	(415)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640	100	(9)	8	0	(1)

FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	0.788	1,325	(51)	55	4	0

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	800	41	(516)	0	(475)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245	200	(6)	4	0	(2)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368	1,900	(30)	(4)	0	(34)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710	1,100	(17)	30	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	3,600	(74)	86	12	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162	2,200	(18)	1	0	(17)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.599	1,200	(219)	230	11	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	0.820	1,400	(124)	131	7	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390	3,900	(131)	184	53	0

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2023	0.689%	$100	$(2)	$3	$1	$0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785	9,900	(161)	260	99	0
	South Africa Government International Bond	1.000	Quarterly	03/20/2020	0.587	2,000	(123)	128	5	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797	3,500	(149)	27	0	(122)

HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	1,300	31	(803)	0	(772)
	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.442	12,400	33	4	37	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.091	500	(16)	14	0	(2)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245	4,800	(140)	89	0	(51)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	6,900	(101)	125	24	0

JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	100	1	(60)	0	(59)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	5,000	(99)	116	17	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	700	(11)	9	0	(2)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120	300	(21)	20	0	(1)

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162	13,900	(83)	(24)	0	(107)
	New York State General Obligation Bonds, Series 2005	1.950	Quarterly	12/20/2020	0.075	6,000	0	141	141	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	0.788	2,760	(90)	98	8	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.408	4,400	(712)	266	0	(446)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.620	11,900	(335)	502	167	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.404	600	4	6	10	0

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.790	200	12	(6)	6	0

							$(2,642)	$(214)	$1,019	$(3,875)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
CBK	CDX.MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$ 3,600	$89	$(10)	$79	$0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,400	(127)	176	49	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	14,000	(125)	179	54	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	5,800	(41)	23	0	(18)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	42,500	(338)	726	388	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	6,100	(33)	57	24	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11,351	64	34	98	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,200	(458)	615	157	0

MEI	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	3,400	(25)	14	0	(11)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,500	(79)	111	32	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	4,500	(27)	44	17	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	53,400	(201)	33	0	(168)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	5,200	(203)	270	67	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	7	104	111	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	42,400	(282)	447	165	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	144,900	(475)	18	0	(457)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	186,555	1,630	(16)	1,614	0

						$(624)	$2,825	$2,855	$(654)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	117

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$400,000	$0	$6,874	$6,874	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	$2,800	$(1)	$106	$105	$0

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	900	(6)	33	27	0

								$(7)	$139	$132	$0

Total Swap Agreements								$(3,271)	$9,622	$10,880	$(4,529)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$1,051	$0	$54	$1,105	$(561)	$(3)	$(233)	$(797)	$308	$(320)	$(12)
BPS	66	0	4	70	(1,025)	(37)	(4)	(1,066)	(996)	948	(48)
BRC	804	0	48	852	(763)	(31)	(535)	(1,329)	(477)	406	(71)
CBK	3,902	0	377	4,279	(2,778)	(115)	(597)	(3,490)	789	(392)	397
CKL	0	0	0	0	0	(35)	0	(35)	(35)	0	(35)
DBL	0	0	0	0	0	(52)	0	(52)	(52)	0	(52)
DUB	0	0	103	103	0	(1)	(416)	(417)	(314)	240	(74)
FBF	0	0	4	4	0	(244)	(18)	(262)	(258)	271	13
GLM	363	0	0	363	(111)	(102)	0	(213)	150	(80)	70
GST	0	0	973	973	0	(8)	(650)	(658)	315	(340)	(25)
HUS	14	0	61	75	(38)	0	(825)	(863)	(788)	835	47
JLN	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
JPM	208	0	44	252	(1,002)	0	(62)	(1,064)	(812)	785	(27)
MEI	0	0	0	0	0	(13)	(11)	(24)	(24)	0	(24)
MYC	0	0	7,139	7,139	0	(348)	(721)	(1,069)	6,070	(7,271)	(1,201)
MYI	7,967	0	0	7,967	(509)	0	0	(509)	7,458	(4,720)	2,738
NGF	0	0	177	177	0	0	0	0	177	0	177
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SAL	0	0	1,890	1,890	0	0	(457)	(457)	1,433	(1,470)	(37)
SOG	319	0	0	319	(25)	0	0	(25)	294	(480)	(186)
UAG	1,163	0	6	1,169	(662)	0	0	(662)	507	(780)	(273)

Total Over the Counter	$15,857	$0	$10,880	$26,737	$(7,475)	$(1,002)	$(4,529)	$(13,006)

(p)

Securities with an aggregate market value of $3,595 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$74	$74
Swap Agreements	0	34	0	0	1,132	1,166

	$0	$34	$0	$0	$1,206	$1,240

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,857	$0	$15,857
Swap Agreements	0	3,874	0	0	7,006	10,880

	$0	$3,874	$0	$15,857	$7,006	$26,737

	$0	$3,908	$0	$15,857	$8,212	$27,977

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$955	$955
Swap Agreements	0	93	0	0	483	576

	$0	$93	$0	$0	$1,438	$1,531

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,475	$0	$7,475
Written Options	0	308	0	0	694	1,002
Swap Agreements	0	4,529	0	0	0	4,529

	$0	$4,837	$0	$7,475	$694	$13,006

	$0	$4,930	$0	$7,475	$2,132	$14,537

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26,258	$26,258
Swap Agreements	0	(634)	0	0	(50,845)	(51,479)

	$0	$(634)	$0	$0	$(24,587)	$(25,221)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	119

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51,812	$0	$51,812
Written Options	0	1,052	0	0	203	1,255
Swap Agreements	0	3,683	0	0	2,285	5,968

	$0	$4,735	$0	$51,812	$2,488	$59,035

	$0	$4,101	$0	$51,812	$(22,099)	$33,814

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(11,872)	$(11,872)
Swap Agreements	0	120	0	0	(29,557)	(29,437)

	$0	$120	$0	$0	$(41,429)	$(41,309)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,917)	$0	$(7,917)
Written Options	0	(87)	0	0	(15)	(102)
Swap Agreements	0	(1,721)	0	0	2,318	597

	$0	$(1,808)	$0	$(7,917)	$2,303	$(7,422)

	$0	$(1,688)	$0	$(7,917)	$(39,126)	$(48,731)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$153,619	$20,277	$173,896
Corporate Bonds & Notes
Banking & Finance	0	1,031,392	766	1,032,158
Industrials	1,124	1,137,314	2,213	1,140,651
Utilities	0	161,584	0	161,584
Convertible Bonds & Notes
Industrials	0	340	0	340
Utilities	0	88	0	88
Municipal Bonds & Notes
Illinois	0	641	0	641
Puerto Rico	0	682	0	682
Texas	0	834	0	834
U.S. Government Agencies	0	2,047,853	0	2,047,853
U.S. Treasury Obligations	0	403,246	0	403,246
Non-Agency Mortgage-Backed Securities	0	656,121	0	656,121
Asset-Backed Securities	0	1,229,143	861	1,230,004
Sovereign Issues	0	209,670	0	209,670
Common Stocks
Communication Services	6,931	23	0	6,954
Consumer Discretionary	410	0	0	410
Energy	0	0	1,559	1,559
Industrials	0	0	37	37
Utilities	324	0	0	324
Warrants
Communication Services	0	11,234	0	11,234
Short-Term Instruments
Argentina Treasury Bills	0	1,472	0	1,472
U.S. Treasury Bills	0	1,074	0	1,074

	$8,789	$7,046,330	$25,713	$7,080,832

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$207,128	$0	$0	$207,128

Total Investments	$215,917	$7,046,330	$25,713	$7,287,960

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(155,895)	$0	$(155,895)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	74	1,166	0	1,240
Over the counter	0	26,731	6	26,737

	$74	$27,897	$6	$27,977

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(955)	(576)	0	(1,531)
Over the counter	0	(13,006)	0	(13,006)

	$(955)	$(13,582)	$0	$(14,537)

Total Financial Derivative Instruments	$(881)	$14,315	$6	$13,440

Totals	$215,036	$6,904,750	$25,719	$7,145,505

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 90.1%

Acadia Healthcare Co., Inc.
4.544% (LIBOR03M + 2.500%) due 02/16/2023 ~	$1,748	$1,753

Adient U.S. LLC
6.459% - 6.889% (LIBOR03M + 4.250%) due 05/06/2024 ~	673	665

Advanced Disposal Services, Inc.
4.197% (LIBOR03M + 2.250%) due 11/10/2023 ~	1,425	1,430

AECOM Technology Corp.
3.804% (LIBOR03M + 1.750%) due 03/13/2025 ~	1,048	1,054

Agiliti Health, Inc.
5.125% (LIBOR03M + 3.000%) due 01/04/2026 «~	522	522

Albertsons LLC
4.794% (LIBOR03M + 2.750%) due 08/17/2026 ~	750	756

Alliant Holdings Intermediate, LLC
5.054% (LIBOR03M + 3.000%) due 05/09/2025 ~	1,255	1,234

Alpha BV
5.104% (LIBOR03M + 3.000%) due 01/31/2024 ~	1,641	1,623

Alphabet Holding Co., Inc.
5.544% (LIBOR03M + 3.500%) due 09/26/2024 ~	868	805

Altice Financing S.A.
4.778% (LIBOR03M + 2.750%) due 07/15/2025 ~	1,914	1,870

Altice France S.A.
6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~	1,238	1,236

Altra Industrial Motion Corp.
4.044% (LIBOR03M + 2.000%) due 10/01/2025 ~	574	574

American Builders & Contractors Supply Co., Inc.
4.044% (LIBOR03M + 2.000%) due 10/31/2023 ~	1,535	1,536

American Renal Holdings, Inc.
7.044% (LIBOR03M + 5.000%) due 06/21/2024 ~	757	738

AmWINS Group, Inc.
4.794% - 4.807% (LIBOR03M + 2.750%) due 01/25/2024 ~	1,217	1,219

Ancestry.com Operations, Inc.
6.300% (LIBOR03M + 4.250%) due 08/27/2026 ~	2,178	2,166

Apergy Corp.
4.563% - 6.500% (LIBOR03M + 2.500%) due 05/09/2025 ~	378	379

API Group, Inc.
TBD% due 10/01/2026 «	1,925	1,935

Asurion LLC
5.044% (LIBOR03M + 3.000%) due 08/04/2022 ~	581	583
5.044% (LIBOR03M + 3.000%) due 11/03/2023 ~	881	885

Atlantic Aviation FBO, Inc.
5.800% (LIBOR03M + 3.750%) due 12/06/2025 «~	496	501

AURIS Luxembourg SARL
5.794% (LIBOR03M + 3.750%) due 02/27/2026 «~	2,065	2,052

Avantor, Inc.
5.044% (LIBOR03M + 3.000%) due 11/21/2024 ~	558	563

Avaya, Inc.
6.278% - 6.430% (LIBOR03M + 4.250%) due 12/15/2024 ~	1,619	1,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avolon TLB Borrower (U.S.) LLC
3.794% (LIBOR03M + 1.750%) due 01/15/2025 ~	$1,662	$1,671

Axalta Coating Systems U.S. Holdings, Inc.
3.854% (LIBOR03M + 1.750%) due 06/01/2024 ~	1,046	1,048

B&G Foods, Inc.
TBD% due 09/17/2026 «	1,500	1,508

B.C. Unlimited Liability Co.
4.294% (LIBOR03M + 2.250%) due 02/16/2024 ~	1,188	1,193

Banff Merger Sub, Inc.
6.294% (LIBOR03M + 4.250%) due 10/02/2025 ~	1,197	1,155

Bausch Health Cos., Inc.
4.789% (LIBOR03M + 2.750%) due 11/27/2025 ~	416	417
5.039% (LIBOR03M + 3.000%) due 06/02/2025 ~	1,325	1,331

Beacon Roofing Supply, Inc.
4.294% (LIBOR03M + 2.250%) due 01/02/2025 ~	927	926

Belron Finance U.S. LLC
TBD% - 4.709% (LIBOR03M + 2.250%) due 11/07/2024 «~	1,065	1,070

Berry Global, Inc.
4.299% (LIBOR03M + 2.250%) due 10/01/2022 ~	630	633
4.549% (LIBOR03M + 2.500%) due 07/01/2026 ~	898	903

Blackhawk Network Holdings, Inc.
5.044% (LIBOR03M + 3.000%) due 06/15/2025 ~	1,423	1,420

Blackstone CQP Holdco LP
5.656% (LIBOR03M + 3.500%) due 09/30/2024 ~	1,047	1,054

Boyd Gaming Corp.
4.166% (LIBOR03M + 2.250%) due 09/15/2023 ~	1,571	1,578

Brand Energy & Infrastructure Services, Inc.
6.354% - 6.521% (LIBOR03M + 4.250%) due 06/21/2024 ~	1,620	1,586

Brookfield Retail Holdings
4.544% (LIBOR03M + 2.500%) due 08/27/2025 ~	1,978	1,951

BWAY Holding Co.
5.590% (LIBOR03M + 3.250%) due 04/03/2024 ~	1,677	1,645

Cabot Microelectronics Corp.
4.313% (LIBOR03M + 2.250%) due 11/14/2025 ~	292	294

Caesars Entertainment Operating Co.
4.044% (LIBOR03M + 2.000%) due 10/06/2024 ~	674	675

Caesars Resort Collection LLC
4.794% (LIBOR03M + 2.750%) due 12/22/2024 ~	1,662	1,654

California Resources Corp.
6.794% (LIBOR03M + 4.750%) due 12/31/2022 ~	1,900	1,715

Calpine Corp.
4.544% (LIBOR03M + 2.500%) due 08/12/2026 ~	250	251

Camelot UK Holdco Ltd.
5.294% (LIBOR03M + 3.250%) due 10/03/2023 ~	779	785

Carbonite, Inc.
6.006% (LIBOR03M + 3.750%) due 03/26/2026 ~	441	442

Catalent Pharma Solutions, Inc.
4.294% (LIBOR03M + 2.250%) due 05/18/2026 ~	995	1,000

CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	1,116	1,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~	$1,816	$1,829

Chobani LLC
5.544% (LIBOR03M + 3.500%) due 10/10/2023 ~	1,304	1,294

Citadel Securities LP
5.544% (LIBOR03M + 3.500%) due 02/27/2026 «~	1,493	1,494

CityCenter Holdings LLC
4.294% (LIBOR03M + 2.250%) due 04/18/2024 ~	1,825	1,832

Clark Equipment Co.
4.104% (LIBOR03M + 2.000%) due 05/18/2024 ~	982	985

Cogeco Communications (U.S.A.) LP
4.294% (LIBOR03M + 2.250%) due 01/03/2025 ~	990	992

Cohu, Inc.
5.200% (LIBOR03M + 3.000%) due 10/01/2025 «~	1,509	1,433

Colorado Buyer, Inc.
5.040% (LIBOR03M + 3.000%) due 05/01/2024 ~	1,005	910

CommScope, Inc.
5.294% (LIBOR03M + 3.250%) due 04/06/2026 ~	1,350	1,348

Core & Main LP
4.850% - 4.882% (LIBOR03M + 2.750%) due 08/01/2024 ~	1,788	1,779

Coty, Inc.
4.292% (LIBOR03M + 2.250%) due 04/07/2025 ~	997	969

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 ~	1,986	1,983

Crown Americas LLC
4.057% (LIBOR03M + 2.000%) due 04/03/2025 ~	993	1,000

CSC Holdings LLC
TBD% due 04/15/2027	1,000	1,000

DaVita, Inc.
4.294% (LIBOR03M + 2.250%) due 08/12/2026 ~	1,025	1,032

DCert Buyer, Inc.
TBD% due 08/31/2026	500	499

Delek U.S. Holdings, Inc.
4.354% (LIBOR03M + 2.250%) due 03/31/2025 ~	470	470

Dell International LLC
4.044% - 4.050% (LIBOR03M + 2.000%) due 09/19/2025 ~	2,078	2,091

Delta 2 (LUX) SARL
4.544% (LIBOR03M + 2.500%) due 02/01/2024 ~	2,062	2,041

Diamond (BC) BV
5.087% - 5.256% (LIBOR03M + 3.000%) due 09/06/2024 ~	954	912

Diamond Resorts Corp.
5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	1,663	1,623

Diamond Sports Group LLC
5.300% (LIBOR03M + 3.250%) due 08/24/2026 ~	1,325	1,334

Digital Room Holdings, Inc.
7.046% (LIBOR03M + 5.000%) due 05/10/2026 «~	244	233

Discoverorg LLC
6.544% (LIBOR03M + 4.500%) due 02/02/2026 ~	1,399	1,396

Dun & Bradstreet Corp.
7.054% (LIBOR03M + 5.000%) due 02/06/2026 ~	900	907

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	121

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dynatrace LLC
4.794% - 7.250% (LIBOR03M + 2.750%) due 08/22/2025 «~	$245	$246

E.W. Scripps Co.
4.794% (LIBOR03M + 2.750%) due 05/01/2026 ~	746	748

Edgewell Personal Care Co.
TBD% due 09/19/2026 «	650	652

Eldorado Resorts LLC
4.313% (LIBOR03M + 2.250%) due 04/17/2024 ~	1,783	1,782

Emerald TopCo, Inc.
5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~	875	873

Energizer Holdings, Inc.
4.375% (LIBOR03M + 2.250%) due 12/17/2025 ~	1,056	1,058

Entercom Media Corp.
4.804% (LIBOR03M + 2.750%) due 11/18/2024 ~	404	405

Envision Healthcare Corp.
5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,089	891

ESH Hospitality, Inc.
4.044% (LIBOR03M + 2.000%) due 09/18/2026 ~	1,313	1,321

Filtration Group Corp.
5.044% (LIBOR03M + 3.000%) due 03/29/2025 ~	1,164	1,168

Financial & Risk U.S. Holdings, Inc.
5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~	1,285	1,294

FinCo LLC
4.044% (LIBOR03M + 2.000%) due 12/27/2022 ~	1,251	1,257

Fleet U.S. Bidco, Inc.
TBD% due 09/23/2026 «	550	553

Flex Acquisition Co., Inc.
5.569% (LIBOR03M + 3.250%) due 06/29/2025 ~	1,725	1,664

Flying Fortress, Inc.
3.854% (LIBOR03M + 1.750%) due 10/30/2022 ~	440	442

Forest City Enterprises, L.P.
6.044% (LIBOR03M + 4.000%) due 12/07/2025 ~	769	775

Franklin Square Holdings LP
4.563% (LIBOR03M + 2.500%) due 08/01/2025 ~	1,042	1,047

FrontDoor, Inc.
4.563% (LIBOR03M + 2.500%) due 08/16/2025 «~	668	672

Gardner Denver, Inc.
4.794% (LIBOR03M + 2.750%) due 07/30/2024 ~	959	963

Gates Global LLC
4.794% (LIBOR03M + 2.750%) due 04/01/2024 ~	1,908	1,884

Gentiva Health Services, Inc.
5.813% (LIBOR03M + 3.750%) due 07/02/2025 ~	1,001	1,008

Global Medical Response, Inc.
5.307% (LIBOR03M + 3.250%) due 04/28/2022 ~	1,513	1,420

GlobalLogic Holdings, Inc.
5.294% (LIBOR03M + 3.250%) due 08/01/2025 ~	879	883

Granite Acquisition, Inc.
5.604% (LIBOR03M + 3.500%) due 12/19/2021 ~	1,459	1,464

Gray Television, Inc.
4.832% (LIBOR03M + 2.500%) due 01/02/2026 ~	893	898

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greatbatch Ltd.
5.050% (LIBOR03M + 3.000%) due 10/27/2022 ~	$619	$623

Greenhill & Co., Inc.
5.278% (LIBOR03M + 3.250%) due 04/12/2024 ~	488	484

Grifols Worldwide Operations USA, Inc.
4.197% (LIBOR03M + 2.250%) due 01/31/2025 ~	1,848	1,859

GYP Holdings Corp.
4.794% (LIBOR03M + 2.750%) due 06/01/2025 ~	901	897

H.B. Fuller Co.
4.044% (LIBOR03M + 2.000%) due 10/20/2024 ~	1,033	1,031

Hamilton Holdco LLC
4.110% (LIBOR03M + 2.000%) due 07/02/2025 «~	798	802

HC Group Holdings, Inc.
6.544% (LIBOR03M + 4.500%) due 08/06/2026 «~	1,000	1,001

HCA, Inc.
4.044% (LIBOR03M + 2.000%) due 03/13/2025 ~	1,540	1,547

Hearthside Food Solutions LLC
5.731% (LIBOR03M + 3.688%) due 05/23/2025 ~	1,340	1,264

Hub International Ltd.
5.267% (LIBOR03M + 3.000%) due 04/25/2025 ~	1,043	1,033

IAA, Inc.
4.313% (LIBOR03M + 2.250%) due 06/28/2026 «~	542	547

Immucor, Inc.
7.104% (LIBOR03M + 5.000%) due 06/15/2021 ~	1,623	1,626

Ineos Enterprises Holdings
6.124% (LIBOR03M + 4.000%) due 08/28/2026 ~	650	653

Ineos U.S. Finance LLC
4.044% (LIBOR03M + 2.000%) due 03/31/2024 ~	1,211	1,203

Informatica LLC
5.294% (LIBOR03M + 3.250%) due 08/05/2022 ~	1,222	1,229

Innovative Water Care Global Corp.
7.100% (LIBOR03M + 5.000%) due 02/27/2026 ~	1,119	1,035

Intelsat Jackson Holdings S.A.
5.804% (LIBOR03M + 3.750%) due 11/27/2023 ~	544	546
6.625% due 01/02/2024	600	612

ION Media Networks, Inc.
5.063% (LIBOR03M + 3.000%) due 12/18/2024 ~	543	542

IRB Holding Corp.
5.550% (LIBOR03M + 3.250%) due 02/05/2025 ~	1,899	1,893

Jacobs Douwe Egberts International BV
4.125% (LIBOR03M + 2.000%) due 11/01/2025 ~	876	880

Jaguar Holding Co.
4.544% (LIBOR03M + 2.500%) due 08/18/2022 ~	514	515

Jefferies Finance LLC
5.875% (LIBOR03M + 3.750%) due 06/03/2026 ~	1,496	1,498

Jeld Wen, Inc.
4.104% (LIBOR03M + 2.000%) due 12/14/2024 ~	590	590

KAR Auction Services ,Inc.
4.313% (LIBOR03M + 2.250%) due 09/19/2026 ~	782	788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KFC Holding Co.
3.791% (LIBOR03M + 1.750%) due 04/03/2025 ~		$1,066	$1,068

KIK Custom Products, Inc.
6.256% (LIBOR03M + 4.000%) due 05/15/2023 ~		475	451

Kinetic Concepts, Inc.
7.250% (PRIME + 2.250%) due 02/02/2024 ~		1,378	1,383

Kronos, Inc.
5.253% (LIBOR03M + 3.000%) due 11/01/2023 ~		836	839

LABL, Inc.
6.600% (LIBOR03M + 4.500%) due 07/01/2026 ~		1,000	1,005

Level 3 Financing, Inc.
4.294% (LIBOR03M + 2.250%) due 02/22/2024 ~		675	677

Life Time Fitness, Inc .
4.874% (LIBOR03M + 2.750%) due 06/10/2022 ~		1,418	1,421

Lucid Energy Group LLC
5.044% (LIBOR03M + 3.000%) due 02/17/2025 ~		693	658

MA FinanceCo. LLC
4.544% (LIBOR03M + 2.500%) due 06/21/2024 ~		279	276

Marriott Ownership Resorts, Inc.
4.294% (LIBOR03M + 2.250%) due 08/29/2025 ~		546	550

McAfee LLC
5.794% (LIBOR03M + 3.750%) due 09/30/2024 ~		1,534	1,539

MED ParentCo., LP
0.500% due 08/31/2026 µ		85	84
6.294% (LIBOR03M + 4.250%) due 08/31/2026 ~		340	338

Meredith Corp.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~		390	391

Messer Industrie GmbH
2.750% (EUR003M + 2.750%) due 03/01/2026 ~	EUR	1,000	1,095
4.604% (LIBOR03M + 2.500%) due 03/01/2026 ~		$697	696

MGM Growth Properties Operating Partnership LP
4.044% (LIBOR03M + 2.000%) due 03/21/2025 ~		1,073	1,077

MH Sub LLC
5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~		1,382	1,374
9.544% (LIBOR03M + 7.500%) due 09/15/2025 ~		300	302

Microchip Technology, Inc.
4.050% (LIBOR03M + 2.000%) due 05/29/2025 ~		905	911

Midas Intermediate Holdco LLC
4.850% (LIBOR03M + 2.750%) due 08/18/2021 ~		1,038	1,005

MKS Instruments, Inc.
4.294% (LIBOR03M + 2.250%) due 02/02/2026 ~		826	830

MPH Acquisition Holdings LLC
4.854% (LIBOR03M + 2.750%) due 06/07/2023 ~		953	910

MTN Infrastructure TopCo., Inc.
5.044% (LIBOR03M + 3.000%) due 11/15/2024 ~		1,644	1,629

Nascar Holdings, Inc.
TBD% due 07/27/2026		650	655

National Mentor Holdings, Inc.
6.300% (LIBOR03M + 4.250%) due 03/09/2026 ~		1,568	1,572

Navicure, Inc.
TBD% due 09/18/2026		575	575

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~		$2,001	$1,962

NCR Corp.
0.500% due 08/08/2026 µ		427	428
4.550% (LIBOR03M + 2.500%) due 08/08/2026 ~		373	374

NEP Group, Inc.
5.294% (LIBOR03M + 3.250%) due 10/20/2025 ~		645	635

Nestle Skin Health
TBD% due 07/16/2026		925	930
TBD% due 07/16/2026	EUR	1,000	1,100

Nexstar Broadcasting, Inc.
4.807% (LIBOR03M + 2.750%) due 09/18/2026 ~		$2,500	2,515

NFP Corp.
5.044% (LIBOR03M + 3.000%) due 01/08/2024 ~		1,403	1,381

NorthRiver Midstream Finance LP
5.569% (LIBOR03M + 3.250%) due 10/01/2025 «~		743	735

Numericable Group S.A.
4.794% (LIBOR03M + 2.750%) due 07/31/2025 ~		1,451	1,420

Onex TSG Intermediate Corp.
6.044% (LIBOR03M + 4.000%) due 07/31/2022 ~		1,003	940

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~		1,040	1,009

Panther BF Aggregator LP
5.544% (LIBOR03M + 3.500%) due 04/30/2026 ~		325	323

Parexel International Corp.
4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~		1,282	1,222

Party City Holdings, Inc.
4.550% (LIBOR03M + 2.500%) due 08/19/2022 ~		598	593

Penn National Gaming, Inc.
4.294% (LIBOR03M + 2.250%) due 10/15/2025 ~		546	549

Petco Animal Supplies, Inc.
5.506% (LIBOR03M + 3.250%) due 01/26/2023 ~		1,351	1,028

PetSmart, Inc.
6.040% (LIBOR03M + 4.000%) due 03/11/2022 ~		1,310	1,280

PG&E Corp.
1.125% due 12/31/2020 µ		331	333
4.320% (LIBOR03M + 2.250%) due 12/31/2020 ~µ		994	1,000

Phoenix Guarantor, Inc.
6.567% (LIBOR03M + 4.500%) due 03/05/2026 ~		1,400	1,405

Plantronics, Inc.
4.544% (LIBOR03M + 2.500%) due 07/02/2025 ~		1,462	1,461

Platform Specialty Products Corp.
4.294% (LIBOR03M + 2.250%) due 01/30/2026 ~		744	748

Playa Resorts Holding BV
4.790% (LIBOR03M + 2.750%) due 04/29/2024 «~		1,615	1,575

Post Holdings, Inc.
4.040% (LIBOR03M + 2.000%) due 05/24/2024 ~		625	627

PQ Corp.
4.756% (LIBOR03M + 2.500%) due 02/08/2025 ~		707	710

Prestige Brands, Inc.
4.044% (LIBOR03M + 2.000%) due 01/26/2024 ~		452	453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
TBD% due 09/23/2026	$3,000	$2,969

Quikrete Holdings, Inc.
4.794% (LIBOR03M + 2.750%) due 11/15/2023 ~	1,943	1,937

Rackspace Hosting, Inc.
5.287% (LIBOR03M + 3.000%) due 11/03/2023 ~	2,165	1,991

Red Ventures LLC
5.044% (LIBOR03M + 3.000%) due 11/08/2024 ~	1,754	1,764

RegionalCare Hospital Partners Holdings, Inc.
6.554% (LIBOR03M + 4.500%) due 11/17/2025 ~	1,710	1,713

Revspring, Inc.
6.054% (LIBOR03M + 4.000%) due 10/11/2025 ~	496	493

Rexnord LLC
4.044% (LIBOR03M + 2.000%) due 08/21/2024 ~	461	464

Reynolds Group Holdings, Inc.
4.794% (LIBOR03M + 2.750%) due 02/05/2023 ~	1,620	1,624

SBA Senior Finance LLC
4.050% (LIBOR03M + 2.000%) due 04/11/2025 ~	2,007	2,011

Science Applications International Corp.
3.794% (LIBOR03M + 1.750%) due 10/31/2025 ~	964	966

Scientific Games International, Inc.
4.794% - 4.896% (LIBOR03M + 2.750%) due 08/14/2024 ~	1,875	1,862

Seattle Spinco, Inc.
4.544% (LIBOR03M + 2.500%) due 06/21/2024 ~	1,881	1,862

Select Medical Corp.
4.540% - 4.580% (LIBOR03M + 2.500%) due 03/06/2025 ~	250	250

Sequa Mezzanine Holdings LLC
7.187% (LIBOR03M + 5.000%) due 11/28/2021 ~	1,285	1,275
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~	474	467

Serta Simmons Bedding LLC
5.539% - 5.557% (LIBOR03M + 3.500%) due 11/08/2023 ~	486	301

Sigma Bidco BV
5.320% (LIBOR03M + 3.000%) due 07/02/2025 ~	1,652	1,649

Sinclair Television Group, Inc.
4.300% (LIBOR03M + 2.250%) due 01/03/2024 ~	659	662

Six Flags Theme Parks, Inc.
4.050% (LIBOR03M + 2.000%) due 04/17/2026 ~	499	500

SolarWinds Holdings, Inc.
4.794% (LIBOR03M + 2.750%) due 02/05/2024 ~	1,269	1,272

Sotera Health Holdings LLC
5.044% (LIBOR03M + 3.000%) due 05/15/2022 ~	1,192	1,180

Sprint Communications, Inc.
4.563% (LIBOR03M + 2.500%) due 02/02/2024 ~	1,300	1,293
5.063% (LIBOR03M + 3.000%) due 02/02/2024 ~	744	744

SS&C Technologies Holdings Europe SARL
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~	339	341

SS&C Technologies, Inc.
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~	505	508

Staples, Inc.
6.623% (LIBOR03M + 4.500%) due 09/12/2024 ~	249	247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.123% (LIBOR03M + 5.000%) due 04/16/2026 ~	$1,097	$1,083

Starfruit Finco BV
5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~	1,296	1,272

Stars Group Holdings BV
5.604% (LIBOR03M + 3.500%) due 07/10/2025 ~	490	493

Starwood Property Trust, Inc.
4.544% (LIBOR03M + 2.500%) due 07/27/2026 «~	575	577

Station Casinos LLC
4.550% (LIBOR03M + 2.500%) due 06/08/2023 ~	1,627	1,635

Sunshine Investments BV
5.408% (LIBOR03M + 3.250%) due 03/28/2025 «~	1,158	1,163

Syneos Health, Inc.
4.044% (LIBOR03M + 2.000%) due 08/01/2024 ~	676	676

Syniverse Holdings, Inc.
7.028% (LIBOR03M + 5.000%) due 03/09/2023 ~	1,086	1,024

Team Health Holdings, Inc.
4.794% (LIBOR03M + 2.750%) due 02/06/2024 ~	1,222	1,012

Telenet Financing LLC
4.278% (LIBOR03M + 2.250%) due 08/15/2026 ~	500	501

Telesat Canada
4.610% (LIBOR03M + 2.500%) due 11/17/2023 ~	1,156	1,161

Tempo Acquisition LLC
5.044% (LIBOR03M + 3.000%) due 05/01/2024 ~	1,786	1,793

Terex Corp.
4.794% (LIBOR03M + 2.750%) due 01/31/2024 ~	299	301

TEX Operations Co. LLC
4.044% (LIBOR03M + 2.000%) due 08/04/2023 ~	1,345	1,335

TI Group Automotive Systems LLC
4.544% (LIBOR03M + 2.500%) due 06/30/2022 ~	1,426	1,419

Trans Union LLC
4.044% (LIBOR03M + 2.000%) due 04/10/2023 ~	1,086	1,091
4.054% (LIBOR03M + 2.000%) due 06/19/2025 ~	687	690

TransDigm, Inc.
4.544% (LIBOR03M + 2.500%) due 06/09/2023 ~	2,089	2,088

Traverse Midstream Partners LLC
6.050% (LIBOR03M + 4.000%) due 09/27/2024 «~	1,051	933

Tronox Finance LLC
4.794% - 4.854% (LIBOR03M + 2.750%) due 09/23/2024 ~	1,155	1,157

Truck Hero, Inc.
5.794% (LIBOR03M + 3.750%) due 04/21/2024 ~	803	754

U.S. Ecology, Inc.
TBD% due 08/14/2026	500	504

U.S. Foods, Inc.
4.044% (LIBOR03M + 2.000%) due 06/27/2023 ~	570	573

U.S. Renal Care, Inc.
7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~	1,375	1,307

Univar, Inc.
4.294% (LIBOR03M + 2.250%) due 07/01/2024 ~	1,018	1,022

Univision Communications, Inc.
4.794% (LIBOR03M + 2.750%) due 03/15/2024 ~	1,778	1,732

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	123

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

USI, Inc.
5.104% (LIBOR03M + 3.000%) due 05/16/2024 ~	$2,053	$2,020

USS Ultimate Holdings, Inc.
5.950% (LIBOR03M + 3.750%) due 08/25/2024 ~	1,791	1,796

Verifone Systems, Inc.
6.136% (LIBOR03M + 4.000%) due 08/20/2025 ~	1,636	1,569

Verscend Holding Corp.
6.544% (LIBOR03M + 4.500%) due 08/27/2025 ~	544	547

VFH Parent LLC
6.044% (LIBOR03M + 3.500%) due 03/01/2026 ~	1,566	1,571

Virgin Media Bristol LLC
4.528% (LIBOR03M + 2.500%) due 01/15/2026 ~	525	526

Wand NewCo 3, Inc.
5.542% (LIBOR03M + 3.500%) due 02/05/2026 ~	1,225	1,233

WeddingWire, Inc.
6.543% (LIBOR03M + 4.500%) due 12/21/2025 «~	620	621

Welbilt, Inc.
4.544% (LIBOR03M + 2.500%) due 10/23/2025 ~	1,615	1,616

WEX, Inc.
4.294% (LIBOR03M + 2.250%) due 05/15/2026 ~	1,217	1,225

Whatabrands LLC
5.516% (LIBOR03M + 3.250%) due 08/02/2026 ~	575	578

Wilsonart LLC
5.360% (LIBOR03M + 3.250%) due 12/19/2023 ~	1,485	1,458

Wyndham Destinations, Inc.
4.294% (LIBOR03M + 2.250%) due 05/30/2025 ~	990	995

Xerox Business Services LLC
4.544% (LIBOR03M + 2.500%) due 12/07/2023 ~	1,535	1,498

XPO Logistics, Inc.
4.044% (LIBOR03M + 2.000%) due 02/24/2025 ~	1,870	1,881

Ziggo Secured Finance Partnership
4.528% (LIBOR03M + 2.500%) due 04/15/2025 ~	1,525	1,524

Total Loan Participations and Assignments (Cost $268,411)		266,433

CORPORATE BONDS & NOTES 4.9%

BANKING & FINANCE 0.9%

CIT Group, Inc.
5.800% due 06/15/2022 •(f)	700	711

CNO Financial Group, Inc.
5.250% due 05/30/2029	250	274

ESH Hospitality, Inc.
4.625% due 10/01/2027	400	402

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	250	258

Jefferies Finance LLC
7.250% due 08/15/2024	200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Radian Group, Inc.
4.875% due 03/15/2027	$200	$203

Springleaf Finance Corp.
6.625% due 01/15/2028	250	270

Stearns Holdings LLC
9.375% due 08/15/2020 ^(c)	722	348

		2,666

INDUSTRIALS 3.8%

Altice France S.A.
5.500% due 01/15/2028	200	203

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	200	202

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	275	277
5.000% due 10/15/2025	250	259

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027	200	194

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	500	520

CCO Holdings LLC
5.375% due 06/01/2029	300	320

Cheniere Energy Partners LP
4.500% due 10/01/2029	500	513

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	213	235

Community Health Systems, Inc.
6.250% due 03/31/2023	100	100
8.000% due 03/15/2026	1,125	1,125

Connect Finco SARL
6.750% due 10/01/2026 (a)	200	204

Diamond Sports Group LLC
5.375% due 08/15/2026	500	520

DISH DBS Corp.
5.875% due 07/15/2022	300	313

Fairstone Financial, Inc.
7.875% due 07/15/2024	250	262

Go Daddy Operating Co. LLC
5.250% due 12/01/2027	250	264

Greif, Inc.
6.500% due 03/01/2027	100	106

Gulfport Energy Corp.
6.000% due 10/15/2024	125	91
6.375% due 05/15/2025	125	89

H-Food Holdings LLC
8.500% due 06/01/2026	250	188

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	200	210

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	250	254

Installed Building Products, Inc.
5.750% due 02/01/2028	300	310

Jeld-Wen, Inc.
4.625% due 12/15/2025	125	126

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026	100	108

Murphy Oil USA, Inc.
6.000% due 08/15/2023	250	256

NCR Corp.
6.125% due 09/01/2029	250	264

Performance Food Group, Inc.
5.500% due 10/15/2027	200	211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
5.750% due 04/15/2026	$400	$418

Qorvo, Inc.
4.375% due 10/15/2029	300	303

Sensata Technologies, Inc.
4.375% due 02/15/2030	200	200

SS&C Technologies, Inc.
5.500% due 09/30/2027	500	523

Standard Industries, Inc.
5.375% due 11/15/2024	300	310

Telesat Canada
6.500% due 10/15/2027 (a)	300	306

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	250	246

Virgin Media Secured Finance PLC
5.500% due 05/15/2029	800	836

Yum! Brands, Inc.
4.750% due 01/15/2030	200	207

		11,073

UTILITIES 0.2%

Blue Racer Midstream LLC
6.125% due 11/15/2022	200	202

Talen Energy Supply LLC
7.250% due 05/15/2027	250	255

Targa Resources Partners LP
6.500% due 07/15/2027	175	192

		649

Total Corporate Bonds & Notes (Cost $14,484)		14,388

SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
2.007% due 11/07/2019 (d)(e)	338	337

Total Short-Term Instruments (Cost $337)		337

Total Investments in Securities (Cost $283,232)		281,158

	SHARES
INVESTMENTS IN AFFILIATES 9.2%

SHORT-TERM INSTRUMENTS 9.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.2%

PIMCO Short-Term Floating NAV Portfolio III	2,744,353	27,150

Total Short-Term Instruments (Cost $27,141)		27,150

Total Investments in Affiliates (Cost $27,141)		27,150

Total Investments 104.3% (Cost $310,373)		$308,308

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $375)		147

Other Assets and Liabilities, net (4.4)%		(12,881)

Net Assets 100.0%		$295,574

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-28 5-Year Index	5.000%	Quarterly	06/20/2022	$5,486	$405	$(50)	$355	$6	$0

Total Swap Agreements					$405	$(50)	$355	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0	$0	$0	$0

Cash of $467 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	10/2019	EUR	991	$1,089	$9	$0

Total Forward Foreign Currency Contracts					$9	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	125

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	$4,900	$(30)	$162	$132	$0

Total Swap Agreements								$(30)	$162	$132	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$9	$0	$0	$9	$0	$0	$0	$0	$9	$0	$9
GST	0	0	132	132	0	0	0	0	132	0	132

Total Over the Counter	$9	$0	$132	$141	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9	$0	$9
Swap Agreements	0	0	0	0	132	132

	$0	$0	$0	$9	$132	$141

	$0	$6	$0	$9	$132	$147

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$83	$0	$0	$5	$88

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53	$0	$53
Swap Agreements	0	0	0	0	893	893

	$0	$0	$0	$53	$893	$946

	$0	$83	$0	$53	$898	$1,034

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(4)	$0	$0	$0	$(4)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8)	$0	$(8)
Swap Agreements	0	0	0	0	(582)	(582)

	$0	$0	$0	$(8)	$(582)	$(590)

	$0	$(4)	$0	$(8)	$(582)	$(594)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$245,608	$20,825	$266,433
Corporate Bonds & Notes
Banking & Finance	0	2,666	0	2,666
Industrials	0	11,073	0	11,073
Utilities	0	649	0	649
Short-Term Instruments
U.S. Treasury Bills	0	337	0	337

	$0	$260,333	$20,825	$281,158

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,150	$0	$0	$27,150

Total Investments	$27,150	$260,333	$20,825	$308,308

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$6	$0	$6
Over the counter	0	141	0	141

	$0	$147	$0	$147

Total Financial Derivative Instruments	$0	$147	$0	$147

Totals	$27,150	$260,480	$20,825	$308,455

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$40,753	$9,791	$(15,193)	$14	$24	$388	$6,703	$(21,655)	$20,825	$60

Totals	$40,753	$9,791	$(15,193)	$14	$24	$388	$6,703	$(21,655)	$20,825	$60

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$20,825	Third Party Vendor	Broker Quote	88.750-100.873

Total	$20,825

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	127

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.4%

CORPORATE BONDS & NOTES 86.1%

BANKING & FINANCE 79.9%

Abanca Corp. Bancaria S.A.
6.125% due 01/18/2029 •	EUR	1,500	$1,764
7.500% due 10/02/2023 •(c)		1,400	1,566

ABN AMRO Bank NV
4.750% due 09/22/2027 •(c)(d)		6,300	7,186

American International Group, Inc.
1.297% (EUR003M + 1.730%) due 03/15/2067 ~		4,900	4,500
5.750% due 04/01/2048 •		$2,000	2,142

Australia & New Zealand Banking Group Ltd.
6.750% due 06/15/2026 •(c)(d)		3,450	3,824

Banca Monte dei Paschi di Siena SpA
4.000% due 07/10/2022	EUR	3,500	3,954
5.375% due 01/18/2028 •		1,500	1,189

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(c)(d)		14,400	16,642
6.000% due 03/29/2024 •(c)(d)		400	469
8.875% due 04/14/2021 •(c)(d)		6,000	7,245

Banco de Sabadell S.A.
5.375% due 12/12/2028 •		5,000	6,070

Banco Mercantil del Norte S.A.
6.750% due 09/27/2024 •(c)		$4,300	4,306

Banco Santander S.A.
4.750% due 03/19/2025 •(c)(d)	EUR	3,800	4,025
6.250% due 09/11/2021 •(c)(d)		6,700	7,723

Banco Votorantim S.A.
4.000% due 09/24/2022		$900	916
4.500% due 09/24/2024		1,900	1,957

Bank of America Corp.
5.125% due 06/20/2024 •(c)		6,600	6,848
5.875% due 03/15/2028 •(c)		24,750	26,817
6.100% due 03/17/2025 •(c)		6,500	7,106

Bankia S.A.
6.375% due 09/19/2023 •(c)(d)	EUR	5,400	6,241

Barclays Bank PLC
7.625% due 11/21/2022 (d)		$10,300	11,363

Barclays PLC
7.125% due 06/15/2025 •(c)(d)	GBP	4,900	6,396
7.250% due 03/15/2023 •(c)(d)		2,700	3,500
8.000% due 06/15/2024 •(c)(d)		$3,900	4,150

BNP Paribas S.A.
7.000% due 08/16/2028 •(c)(d)		30,800	33,935

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(c)		2,000	1,965

CaixaBank S.A.
5.250% due 03/23/2026 •(c)(d)	EUR	8,800	9,339
6.750% due 06/13/2024 •(c)(d)		1,000	1,199

Cantor Fitzgerald LP
4.875% due 05/01/2024		$1,000	1,056

Charles Schwab Corp.
5.000% due 12/01/2027 •(c)		10,875	11,082

Citigroup, Inc.
5.000% due 09/12/2024 •(c)		4,100	4,153
5.900% due 02/15/2023 •(c)		5,000	5,204
5.950% due 05/15/2025 •(c)		7,500	7,947
6.300% due 05/15/2024 •(c)		23,954	25,464

Citizens Financial Group, Inc.
6.375% due 04/06/2024 •(c)		5,800	6,099

Cooperatieve Rabobank UA
4.625% due 12/29/2025 •(c)(d)	EUR	5,400	6,403

CPI Property Group S.A.
4.875% due 07/16/2025 •(c)		1,700	1,940

Credit Agricole S.A.
7.500% due 06/23/2026 •(c)(d)	GBP	13,900	20,135

Credit Suisse Group AG
6.250% due 12/18/2024 •(c)(d)		$3,800	4,029
6.375% due 08/21/2026 •(c)(d)		7,000	7,263
7.250% due 09/12/2025 •(c)(d)		16,300	17,455
7.500% due 07/17/2023 •(c)		8,000	8,556
7.500% due 12/11/2023 •(c)(d)		400	443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 12/11/2023 •(c)		$7,000	$7,753

CYBG PLC
7.875% due 12/14/2028 •	GBP	900	1,184
9.250% due 06/08/2024 •(c)(d)		2,000	2,545

Danske Bank A/S
7.000% due 06/26/2025 •(c)		$5,000	5,191

Deutsche Bank AG
4.100% due 01/13/2026		13,000	13,046

Discover Financial Services
5.500% due 10/30/2027 •(c)		15,000	15,237

Dresdner Funding Trust
8.151% due 06/30/2031		5,800	7,847

E*TRADE Financial Corp.
5.300% due 03/15/2023 •(c)		12,500	12,415

Erste Group Bank AG
8.875% due 10/15/2021 •(c)(d)	EUR	4,000	4,997

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$600	618
6.750% due 03/15/2022		1,900	1,990

Freedom Mortgage Corp.
8.250% due 04/15/2025		3,850	3,552
10.750% due 04/01/2024		3,100	3,061

Goldman Sachs Group, Inc.
5.000% due 11/10/2022 •(c)		11,300	11,110
5.500% due 08/10/2024 •(c)		5,992	6,299

HBOS Sterling Finance Jersey LP
7.881% due 12/09/2031 •(c)	GBP	5,600	10,552

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(c)		8,463	13,850

HSBC Capital Funding LP
10.176% due 06/30/2030 •(c)		$716	1,161

HSBC Holdings PLC
4.750% due 07/04/2029 •(c)(d)	EUR	7,100	8,217

ING Groep NV
5.750% due 11/16/2026 •(c)(d)		$6,000	6,047
6.500% due 04/16/2025 •(c)(d)		19,173	20,200

Intesa Sanpaolo SpA
4.000% due 09/23/2029		8,500	8,475

Jefferies Finance LLC
6.250% due 06/03/2026		2,200	2,277
7.250% due 08/15/2024		1,200	1,202

JPMorgan Chase & Co.
4.625% due 11/01/2022 •(c)		4,135	4,056
5.000% due 08/01/2024 •(c)		10,000	10,287
5.736% (US0003M + 3.470%) due 10/30/2019 ~(c)		18,800	18,917
6.100% due 10/01/2024 •(c)		7,800	8,462

KBC Group NV
4.250% due 10/24/2025 •(c)(d)	EUR	8,000	8,736

LeasePlan Corp. NV
7.375% due 05/29/2024 •(c)		1,700	1,991

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •		4,100	4,665

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(c)(d)		$7,900	8,430
7.875% due 06/27/2029 •(c)(d)	GBP	7,000	10,115

National Westminster Bank PLC
1.797% (EUR003M + 2.150%) due 01/05/2020 ~(c)	EUR	1,000	1,082

Nationwide Building Society
3.960% due 07/18/2030 •		$1,000	1,046
5.875% due 12/20/2024 •(c)	GBP	2,300	2,893

Nordea Bank Abp
6.625% due 03/26/2026 •(c)(d)		$2,100	2,262

Permanent TSB Group Holdings PLC
2.125% due 09/26/2024 •	EUR	2,100	2,288

RBS Capital Trust
6.425% due 01/03/2034 •(c)		$6,200	8,382

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(c)		5,900	8,171
8.000% due 08/10/2025 •(c)(d)		3,000	3,317
8.625% due 08/15/2021 •(c)(d)		5,000	5,367

Santander UK Group Holdings PLC
4.750% due 09/15/2025		3,000	3,134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 06/24/2024 •(c)(d)	GBP	3,500	$4,501

Societe Generale S.A.
6.750% due 04/06/2028 •(c)(d)		$14,210	14,489
7.375% due 10/04/2023 •(c)(d)		800	843

State Street Corp.
5.625% due 12/15/2023 •(c)		8,000	8,290

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (c)	EUR	3,400	4,671

Svenska Handelsbanken AB
5.250% due 03/01/2021 •(c)(d)		$4,840	4,885

Tesco Personal Finance Group PLC
3.500% due 07/25/2025	GBP	200	250

U.S. Bancorp
5.300% due 04/15/2027 •(c)		$750	804

UBS AG
7.625% due 08/17/2022 (d)		4,015	4,533

UBS Group Funding Switzerland AG
7.000% due 02/19/2025 •(c)(d)		8,500	9,347

UniCredit SpA
6.572% due 01/14/2022		600	644
7.500% due 06/03/2026 •(c)	EUR	8,700	10,578
7.830% due 12/04/2023		$5,600	6,570

USB Realty Corp.
3.450% (US0003M + 1.147%) due 01/15/2022 ~(c)		6,567	5,625

VIVAT NV
7.000% due 06/19/2025 •(c)(d)	EUR	2,500	2,808

Voya Financial, Inc.
6.125% due 09/15/2023 •(c)		$4,000	4,243

Wells Fargo & Co.
5.875% due 06/15/2025 •(c)		3,600	3,971
5.889% (US0003M + 3.770%) due 12/15/2019 ~(c)		5,376	5,450
5.900% due 06/15/2024 •(c)		15,432	16,576

			713,071

INDUSTRIALS 3.5%

Altice Luxembourg S.A.
8.000% due 05/15/2027	EUR	1,600	1,920

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		$3,000	3,054

Enbridge, Inc.
5.500% due 07/15/2077 •		7,000	7,057
6.250% due 03/01/2078 •		2,000	2,123

Fairstone Financial, Inc.
7.875% due 07/15/2024		3,100	3,247

General Electric Co.
5.000% due 01/21/2021 •(c)		9,095	8,643

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (c)		6,000	5,681

			31,725

UTILITIES 2.7%

Duke Energy Corp.
4.875% due 09/16/2024 •(c)		5,000	5,123

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •		7,000	7,611

Transcanada Trust
5.500% due 09/15/2079 •		5,000	5,168

Vodafone Group PLC
7.000% due 04/04/2079 •		5,100	5,869

			23,771

Total Corporate Bonds & Notes (Cost $746,309)			768,567

U.S. GOVERNMENT AGENCIES 0.8%

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(c)		7,000	7,454

Total U.S. Government Agencies (Cost $7,000)			7,454

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.7%

BANKING & FINANCE 1.7%

CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(c)	2,000	$210

Farm Credit Bank of Texas
10.000% due 12/15/2020 (c)(e)	3,000	3,334

Morgan Stanley
5.850% (US0003M + 3.491%) due 04/15/2027 ~(c)	100,000	2,730

Nationwide Building Society
10.250% ~	45,001	8,687

Total Preferred Securities (Cost $15,179)		14,961

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.8%

REPURCHASE AGREEMENTS (f) 8.3%
		$74,522

U.S. TREASURY BILLS 0.5%
1.934% due 10/22/2019 - 12/05/2019 (a)(b)(h)(j)	4,320	4,313

Total Short-Term Instruments (Cost $78,834)		78,835

Total Investments in Securities (Cost $847,322)		869,817

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	5,213	$52

Total Short-Term Instruments (Cost $52)		52

Total Investments in Affiliates (Cost $52)		52

Total Investments 97.4% (Cost $847,374)		$869,869

Financial Derivative Instruments (g)(i) 0.2% (Cost or Premiums, net $1,233)		1,980

Other Assets and Liabilities, net 2.4%		20,783

Net Assets 100.0%		$892,632

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	05/16/2017	$ 3,683	$3,334	0.37%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$5,322	U.S. Treasury Notes 2.250% due 03/31/2021	$(5,430)	$5,322	$5,322
NOM	2.250	09/30/2019	10/01/2019	69,200	U.S. Treasury Bonds 3.375% due 05/15/2044	(71,010)	69,200	69,205

Total Repurchase Agreements						$(76,440)	$74,522	$74,527

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	129

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,322	$0	$0	$5,322	$(5,430)	$(108)
NOM	69,205	0	0	69,205	(71,009)	(1,804)

Total Borrowings and Other Financing Transactions	$74,527	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(110) at a weighted average interest rate of (0.900%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2019	15	$	1,787	$(10)	$0	$(1)
U.S. Treasury 10-Year Note December Futures	12/2019	117		15,247	(153)	0	(9)

					$(163)	$0	$(10)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	193	$	(36,655)	$432	$23	$(8)
United Kingdom Long Gilt December Futures	12/2019	248		(40,934)	(233)	0	(119)

					$199	$23	$(127)

Total Futures Contracts					$36	$23	$(137)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
iTraxx Europe Subordinated 31 5-Year Index	(1.000)%	Quarterly	06/20/2024	EUR	47,700	$1,184	$(577)	$607	$0	$(84)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2030	GBP	6,400	$67	$(153)	$(86)	$0	$(26)
Receive(4)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		700	17	(29)	(12)	2	0

							$84	$(182)	$(98)	$2	$(26)

Total Swap Agreements							$1,268	$(759)	$509	$2	$(110)

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$ 23	$ 2	$ 25	$ 0	$ (137)	$ (110)	$ (247)

(h)

Securities with an aggregate market value of $2,191 and cash of $2,448 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$516	EUR	467	$0	$(7)
	10/2019		86,475	GBP	70,181	0	(183)
	11/2019	GBP	70,181		$86,592	185	0

BPS	10/2019	EUR	132,229		146,832	2,709	0
	10/2019		$3,630	EUR	3,285	0	(50)
	11/2019		228		208	0	(1)

BRC	10/2019		11,643		10,649	0	(37)
	11/2019	EUR	10,649		$11,672	36	0

CBK	10/2019		7,917		8,690	61	0
	10/2019	GBP	88,193		107,883	161	(717)
	10/2019		$7,318	EUR	6,618	0	(104)
	10/2019		1,124	GBP	903	0	(13)

HUS	10/2019		20,898		17,109	139	(1)

JPM	10/2019		128,752	EUR	117,926	0	(218)
	11/2019	EUR	117,926		$129,067	214	0

Total Forward Foreign Currency Contracts						$3,505	$(1,331)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Banco BPM SpA	5.000%	Quarterly	06/20/2023	3.613%	EUR	500	$(35)	$63	$28	$0

Total Swap Agreements								$(35)	$63	$28	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	131

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$185	$0	$0	$185	$(190)	$0	$0	$(190)	$(5)	$0	$(5)
BPS	2,709	0	28	2,737	(51)	0	0	(51)	2,686	(1,870)	816
BRC	36	0	0	36	(37)	0	0	(37)	(1)	0	(1)
CBK	222	0	0	222	(834)	0	0	(834)	(612)	963	351
HUS	139	0	0	139	(1)	0	0	(1)	138	(250)	(112)
JPM	214	0	0	214	(218)	0	0	(218)	(4)	0	(4)

Total Over the Counter	$3,505	$0	$28	$3,533	$(1,331)	$0	$0	$(1,331)

(j)

Securities with an aggregate market value of $963 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$0	$25	$25

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,505	$0	$3,505
Swap Agreements	0	28	0	0	0	28

	$0	$28	$0	$3,505	$0	$3,533

	$0	$28	$0	$3,505	$25	$3,558

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$137	$137
Swap Agreements	0	84	0	0	26	110

	$0	$84	$0	$0	$163	$247

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,331	$0	$1,331

	$0	$84	$0	$1,331	$163	$1,578

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,244	$1,244
Swap Agreements	0	(210)	0	0	(646)	(856)

	$0	$(210)	$0	$0	$598	$388

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,421	$0	$13,421
Swap Agreements	0	36	0	0	817	853

	$0	$36	$0	$13,421	$817	$14,274

	$0	$(174)	$0	$13,421	$1,415	$14,662

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$77	$77
Swap Agreements	0	(577)	0	0	29	(548)

	$0	$(577)	$0	$0	$106	$(471)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(367)	$0	$(367)
Swap Agreements	0	(88)	0	0	0	(88)

	$0	$(88)	$0	$(367)	$0	$(455)

	$0	$(665)	$0	$(367)	$106	$(926)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$713,071	$0	$713,071
Industrials	0	31,725	0	31,725
Utilities	0	23,771	0	23,771
U.S. Government Agencies	0	7,454	0	7,454
Preferred Securities
Banking & Finance	2,730	12,231	0	14,961
Short-Term Instruments
Repurchase Agreements	0	74,522	0	74,522
U.S. Treasury Bills	0	4,313	0	4,313

	$2,730	$867,087	$0	$869,817

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52	$0	$0	$52

Total Investments	$2,782	$867,087	$0	$869,869

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$23	$2	$0	$25
Over the counter	0	3,533	0	3,533

	$23	$3,535	$0	$3,558

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(137)	(110)	0	(247)
Over the counter	0	(1,331)	0	(1,331)

	$(137)	$(1,441)	$0	$(1,578)

Total Financial Derivative Instruments	$(114)	$2,094	$0	$1,980

Totals	$2,668	$869,181	$0	$871,849

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	133

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific

134	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Senior Floating Rate Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	135

Notes to Financial Statements (Cont.)

becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good

136	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	137

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation

138	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$30,543	$460	$0	$0	$12	$31,015	$459	$0

PIMCO High Yield Spectrum Fund	0	20,013	(20,011)	(2)	0	0	37	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	139

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$53,310	$177,345	$(205,800)	$25	$(3)	$24,877	$944	$0

PIMCO Diversified Income Fund	164,619	953,384	(579,400)	16	175	538,794	5,084	0

PIMCO High Yield Spectrum Fund	136,630	205,673	(289,499)	41	(8)	52,837	1,273	0

PIMCO Long-Term Credit Bond Fund	267	1,132,940	(1,051,000)	(22)	7	82,192	340	0

PIMCO Low Duration Income Fund	267,381	1,486,728	(1,547,000)	81	(62)	207,128	1,328	0

PIMCO Senior Floating Rate Fund	24,177	86,163	(83,199)	13	(4)	27,150	264	0

PIMCO Preferred and Capital Securities Fund	150	1	(99)	0	0	52	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate,

governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the

140	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	141

Notes to Financial Statements (Cont.)

usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive

142	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement.

The Funds pay financing charges based on a combination of LIBOR-based variable plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused maximum available commitment amounts. As of September 30, 2019, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statements of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$35,000,000	09/01/2020	$53,079

PIMCO Senior Floating Rate Fund	$45,000,000	09/01/2020	$100,002

*

Maximum available commitment prior to renewal on September 3, 2019, for PIMCO High Yield Spectrum Bond and PIMCO Senior Floating Rate Fund was $48,000,000 and $91,000,000, respectively. The agreements expire on September 2, 2020 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	143

Notes to Financial Statements (Cont.)

accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

144	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a

Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	145

Notes to Financial Statements (Cont.)

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of

146	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	147

Notes to Financial Statements (Cont.)

securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

“cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund	PIMCO Preferred and Capital Securities Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	—	—	X	—	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

148	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund	PIMCO Preferred and Capital Securities Fund

Equity	X	X	X	X	X	—	X

Mortgage-Related and Other Asset-Backed Securities	X	X	—	X	X	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	—	X

Leveraging	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	X	—

Distribution Rate	—	—	—	—	X	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Capital Securities Risk is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	149

Notes to Financial Statements (Cont.)

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

150	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

Regulation S Securities Risk is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates.

Distribution Rate Risk is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	151

Notes to Financial Statements (Cont.)

are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		0.45%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C

152	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund are subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees are charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2018, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Low Duration Income Fund. Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2019, were as follows (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Low Duration Income Fund	$0	$614	$22	$636

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	153

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(g) Acquired Fund Fees and Expenses PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2019, the amount was $306,016. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$7,061	$20,185

PIMCO Diversified Income Fund	30,922	2,702

PIMCO High Yield Spectrum Fund	0	16,211

PIMCO Long-Term Credit Bond Fund	116,408	65,021

PIMCO Low Duration Income Fund	82,196	50,954

PIMCO Senior Floating Rate Fund	0	19,185

PIMCO Preferred and Capital Securities Fund	12,599	19,061

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

154	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$55,384	$39,540	$264,598	$150,986

PIMCO Diversified Income Fund	2,169,669	1,887,980	502,851	250,938

PIMCO High Yield Spectrum Fund	15,110	0	54,002	193,193

PIMCO Long-Term Credit Bond Fund	4,054,937	3,659,797	1,120,209	562,298

PIMCO Low Duration Income Fund	14,592,675	13,374,459	1,317,217	536,850

PIMCO Senior Floating Rate Fund	0	0	63,359	93,394

PIMCO Preferred and Capital Securities Fund	0	0	501,575	204,025

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund				PIMCO Diversified Income Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	11,889	$119,061	10,634	$105,740	54,625	$604,743	66,814	$709,105

I-2	2,329	23,230	2,539	25,145	29,069	319,237	9,094	96,748

I-3	0	0	0	0	810	8,901	456	4,858	(a)

Administrative Class	0	0	0	0	1,643	18,126	14,299	148,389

Class A	400	4,011	742	7,426	14,391	158,285	8,802	93,395

Class C	46	450	112	1,092	1,160	12,784	2,142	22,549
Issued as reinvestment of distributions

Institutional Class	659	6,551	1,449	14,182	5,168	57,172	10,690	113,451

I-2	120	1,193	253	2,465	345	3,823	460	4,879

I-3	0	0	0	0	15	169	3	35	(a)

Administrative Class	0	0	0	0	294	3,257	196	2,102

Class A	37	364	112	1,099	540	5,980	839	8,907

Class C	9	89	22	212	88	976	210	2,225
Cost of shares redeemed

Institutional Class	(4,304)	(43,074)	(17,867)	(176,850)	(41,908)	(464,756)	(73,208)	(774,380)

I-2	(1,046)	(10,426)	(3,735)	(36,661)	(4,400)	(48,834)	(6,015)	(63,652)

I-3	0	0	0	0	(259)	(2,875)	(126)	(1,330	)(a)

Administrative Class	0	0	0	0	(547)	(6,045)	(1,073)	(11,421)

Class A	(781)	(7,801)	(1,518)	(15,085)	(5,074)	(55,779)	(10,627)	(112,687)

Class C	(91)	(894)	(293)	(2,869)	(1,355)	(14,993)	(3,230)	(34,275)

Net increase (decrease) resulting from Fund share transactions	9,267	$92,754	(7,550)	$(74,104)	54,605	$600,171	19,726	$208,898

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	155

Notes to Financial Statements (Cont.)

	PIMCO High Yield Spectrum Fund					PIMCO Long-Term Credit Bond Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,401	$43,000	24,352	$235,028		30,818	$380,640	85,077	$959,531

I-2	4,044	39,470	9,115	87,705		65,326	772,436	2,485	27,996

I-3	119	1,157	224	2,097	(a)	0	0	0	0

Class A	1,443	14,087	2,725	26,319		0	0	0	0

Class C	72	709	173	1,682		0	0	0	0
Issued as reinvestment of distributions

Institutional Class	1,396	13,646	3,640	35,138		6,309	78,161	17,726	198,337

I-2	555	5,427	1,045	10,079		1,250	15,626	334	3,736

I-3	3	31	3	28	(a)	0	0	0	0

Class A	167	1,632	395	3,819		0	0	0	0

Class C	19	182	46	440		0	0	0	0
Cost of shares redeemed

Institutional Class	(26,591)	(259,080)	(32,812)	(315,905)		(68,064)	(819,883)	(76,717)	(864,314)

I-2	(5,593)	(54,762)	(5,621)	(54,168)		(6,848)	(84,765)	(1,330)	(14,867)

I-3	(298)	(2,897)	(6)	(55	)(a)	0	0	0	0

Class A	(1,762)	(17,157)	(5,157)	(49,776)		0	0	0	0

Class C	(95)	(928)	(457)	(4,396)		0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(22,120)	$(215,483)	(2,335)	$(21,965)		28,791	$342,215	27,575	$310,419

156	PIMCO CREDIT BOND FUNDS

September 30, 2019 (Unaudited)

PIMCO Low Duration Income Fund					PIMCO Senior Floating Rate Fund				PIMCO Preferred and Capital Securities Fund

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

66,041	$568,289	214,988	$1,827,236		938	$9,170	9,361	$91,103	22,888	$235,759	21,143	$210,868

111,650	961,012	239,731	2,037,913		1,381	13,495	3,863	38,036	10,616	108,920	12,954	129,945

3,428	29,502	5,308	45,090	(a)	0	0	0	0	470	4,822	1,300	12,448	(a)

69,786	600,720	119,307	1,013,668		952	9,331	5,138	50,657	9,993	103,108	12,543	124,676

5,458	46,958	16,953	143,970		121	1,190	2,535	25,007	60	629 (b)	0	0

4,179	35,931	5,102	43,422		323	3,166	2,582	25,423	1,044	10,766	1,066	10,543

3,477	29,888	3,015	25,672		84	823	170	1,666	539	5,535	582	5,758

112	963	64	543	(a)	0	0	0	0	44	449	24	234	(a)

1,990	17,103	2,529	21,529		179	1,752	409	4,007	488	5,015	518	5,103

331	2,846	435	3,706		78	764	179	1,756	0	4 (b)	0	0

(47,622)	(409,663)	(106,376)	(904,747)		(3,722)	(36,496)	(122,587)	(1,208,847)	(6,497)	(67,462)	(7,814)	(78,042)

(60,364)	(518,951)	(86,090)	(732,341)		(1,642)	(16,082)	(2,285)	(22,134)	(4,903)	(50,630)	(4,001)	(39,438)

(1,886)	(16,227)	(806)	(6,801	)(a)	0	0	0	0	(51)	(524)	(140)	(1,362	)(a)

(52,400)	(450,993)	(60,922)	(518,234)		(2,982)	(29,219)	(5,919)	(57,879)	(1,724)	(17,716)	(4,526)	(44,737)

(5,075)	(43,697)	(7,042)	(59,897)		(1,125)	(11,028)	(2,482)	(24,206)	0	0 (b)	0	0

99,105	$853,681	346,196	$2,940,729		(5,415)	$(53,134)	(109,036)	$(1,075,411)	32,967	$338,675	33,649	$335,996

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Inception date of Class C was August 23, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Credit Opportunities Bond Fund	1	0	15%	0%

PIMCO High Yield Spectrum Fund	0	1	0%	31%

PIMCO Long-Term Credit Bond Fund	1	0	12%	0%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary on March 1, 2015, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	157

Notes to Financial Statements (Cont.)

September 30, 2019 (Unaudited)

right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 8.8% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund*	$36,897	$25,235

PIMCO Diversified Income Fund	0	35,351

PIMCO High Yield Spectrum Fund	2,128	40,302

PIMCO Long-Term Credit Bond Fund	0	39,278

PIMCO Low Duration Income Fund	138,396	29,362

PIMCO Senior Floating Rate Fund*	0	68,969

PIMCO Preferred and Capital Securities Fund	640	1

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and built-in loss under Code section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

PIMCO Credit Opportunities Bond Fund	$460,987	$15,679	$(8,712)	$6,967

PIMCO Diversified Income Fund	4,286,779	181,102	(129,098)	52,004

PIMCO High Yield Spectrum Fund	665,383	26,237	(36,619)	(10,382)

PIMCO Long-Term Credit Bond Fund	5,051,777	469,308	(58,394)	410,914

PIMCO Low Duration Income Fund	7,142,118	154,608	(237,153)	(82,545)

PIMCO Senior Floating Rate Fund	310,919	1,738	(3,853)	(2,115)

PIMCO Preferred and Capital Securities Fund	848,610	29,373	(5,367)	24,006

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

158	PIMCO CREDIT BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	NXN	Natixis New York

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GRE	RBS Securities, Inc.	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.

CBK	Citibank N.A.	JLN	JP Morgan Chase Bank N.A. London	SCX	Standard Chartered Bank

CKL	Citibank N.A. London	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

DBL	Deutsche Bank AG London	JPS	JP Morgan Securities, Inc.	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zloty

CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	IDR	Indonesian Rupiah	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	USD (or $)	United States Dollar

COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	PRIME	Daily US Prime Rate

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor’s 500 Index

BP0003M	3 Month GBP-LIBOR	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security	SP - ADR	Sponsored American Depositary Receipt

BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	UMBS	Uniform Mortgage-Backed Security

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	159

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

160	PIMCO CREDIT BOND FUNDS

(Unaudited)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	161

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

162	PIMCO CREDIT BOND FUNDS

(Unaudited)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	163

Approval of Investment Advisory Contract and Other Agreements (Cont.)

expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting

164	PIMCO CREDIT BOND FUNDS

(Unaudited)

that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	165

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4003SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO CommoditiesPLUS® Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	07/31/14	05/28/10	05/28/10	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	(5.38)%	(12.61)%	(6.50)%	(1.18)%
PIMCO CommoditiesPLUS® Strategy Fund I-2	(5.26)%	(12.72)%	(6.57)%	(1.28)%
PIMCO CommoditiesPLUS® Strategy Fund I-3	(5.30)%	(12.67)%	(6.63)%	(1.32)%
PIMCO CommoditiesPLUS® Strategy Fund Administrative Class	(5.51)%	(12.83)%	(6.72)%	(1.43)%
PIMCO CommoditiesPLUS® Strategy Fund Class A	(5.49)%	(13.05)%	(6.93)%	(1.65)%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	(10.69)%	(17.83)%	(7.98)%	(2.25)%
PIMCO CommoditiesPLUS® Strategy Fund Class C	(5.90)%	(13.79)%	(7.65)%	(2.39)%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	(6.83)%	(14.59)%	(7.65)%	(2.39)%
Credit Suisse Commodity Benchmark	(3.65)%	(11.03)%	(7.85)%	(2.74)%
Lipper Commodities General Funds Average	(4.12)%	(8.95)%	(6.96)%	(4.55)%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.01% for the Institutional Class shares, 1.11% for I-2 shares, 1.21% for I-3 shares, 1.26% for Administrative Class shares, 1.46% for Class A shares and 2.21% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Administrative Class - PCPSX	Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of September 30, 2019†§

Short-Term Instruments‡	60.8%
U.S. Government Agencies	14.6%
Corporate Bonds & Notes	10.9%
U.S. Treasury Obligations	6.6%
Asset-Backed Securities	3.9%
Non-Agency Mortgage-Backed Securities	1.6%
Sovereign Issues	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Credit Suisse Commodity Benchmark Index, posted losses.

»	Overweight exposure to energy commodities detracted from relative performance, as these commodities posted losses.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal yields decreased.
»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields decreased.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation-Protected Securities) detracted from relative performance, as U.S. BEI spreads decreased.

»	Overweight exposure to 30-year fixed agency mortgage-backed securities detracted from relative performance, as these securities posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$946.20	$3.84	$1,000.00	$1,021.05	$3.99	0.79%
I-2	1,000.00	947.40	4.33	1,000.00	1,020.55	4.50	0.89
I-3	1,000.00	947.00	4.58	1,000.00	1,020.30	4.75	0.94
Administrative Class	1,000.00	944.90	5.06	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	945.10	6.03	1,000.00	1,018.80	6.26	1.24
Class C	1,000.00	941.00	9.66	1,000.00	1,015.05	10.02	1.99

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

Credit Suisse Commodity Benchmark	The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

04/01/2019 - 09/30/2019+	$5.43	$0.05	$(0.34)	$(0.29)	$(0.09)	$0.00	$(0.09)

03/31/2019	6.45	0.10	(0.22)	(0.12)	(0.90)	0.00	(0.90)

03/31/2018	6.25	0.08	0.89	0.97	(0.77)	0.00	(0.77)

03/31/2017	5.37	0.07	0.84	0.91	(0.03)	0.00	(0.03)

03/31/2016	7.22	0.07	(1.80)	(1.73)	(0.12)	0.00	(0.12)

03/31/2015	11.19	0.01	(3.55)	(3.54)	(0.42)	(0.01)	(0.43)

I-2

04/01/2019 - 09/30/2019+	5.40	0.05	(0.33)	(0.28)	(0.09)	0.00	(0.09)

03/31/2019	6.42	0.09	(0.22)	(0.13)	(0.89)	0.00	(0.89)

03/31/2018	6.23	0.07	0.89	0.96	(0.77)	0.00	(0.77)

03/31/2017	5.35	0.07	0.84	0.91	(0.03)	0.00	(0.03)

03/31/2016	7.18	0.07	(1.80)	(1.73)	(0.10)	0.00	(0.10)

03/31/2015	11.14	(0.00)	(3.53)	(3.53)	(0.42)	(0.01)	(0.43)

I-3

04/01/2019 - 09/30/2019+	5.39	0.05	(0.34)	(0.29)	(0.08)	0.00	(0.08)

4/27/2018 - 03/31/2019	6.66	0.08	(0.45)	(0.37)	(0.90)	0.00	(0.90)

Administrative Class

04/01/2019 - 09/30/2019+	5.42	0.05	(0.35)	(0.30)	(0.08)	0.00	(0.08)

03/31/2019	6.44	0.08	(0.21)	(0.13)	(0.89)	0.00	(0.89)

03/31/2018	6.24	0.07	0.89	0.96	(0.76)	0.00	(0.76)

03/31/2017	5.36	0.06	0.84	0.90	(0.02)	0.00	(0.02)

03/31/2016	7.21	0.05	(1.79)	(1.74)	(0.11)	0.00	(0.11)

07/31/2014 - 03/31/2015	11.05	(0.03)	(3.49)	(3.52)	(0.31)	(0.01)	(0.32)

Class A

04/01/2019 - 09/30/2019+	5.34	0.04	(0.33)	(0.29)	(0.08)	0.00	(0.08)

03/31/2019	6.36	0.08	(0.23)	(0.15)	(0.87)	0.00	(0.87)

03/31/2018	6.17	0.05	0.88	0.93	(0.74)	0.00	(0.74)

03/31/2017	5.31	0.04	0.83	0.87	(0.01)	0.00	(0.01)

03/31/2016	7.14	0.04	(1.78)	(1.74)	(0.09)	0.00	(0.09)

03/31/2015	11.09	(0.04)	(3.52)	(3.56)	(0.38)	(0.01)	(0.39)

12	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.05	(5.38)%	$1,826,764	0.79	%*	1.02	%*	0.74	%*	0.97	%*	2.07	%*	227%

5.43	(1.65)	1,894,616	0.81		1.01		0.74		0.94		1.73		322

6.45	17.51	2,899,059	0.77		0.96		0.74		0.93		1.33		105

6.25	17.05	2,072,343	0.75		0.92		0.74		0.91		1.20		211

5.37	(24.24)	2,066,517	0.77		0.95		0.74		0.92		1.03		229

7.22	(32.30)	2,634,842	0.74		0.90		0.74		0.90		0.06		118

5.03	(5.26)	724,069	0.89	*	1.12	*	0.84	*	1.07	*	1.97	*	227

5.40	(1.75)	695,533	0.91		1.11		0.84		1.04		1.60		322

6.42	17.30	423,647	0.87		1.06		0.84		1.03		1.21		105

6.23	16.99	152,612	0.85		1.02		0.84		1.01		1.12		211

5.35	(24.31)	172,294	0.87		1.05		0.84		1.02		1.04		229

7.18	(32.41)	1,135,868	0.84		1.00		0.84		1.00		(0.04)		118

5.02	(5.30)	19,584	0.94	*	1.22	*	0.89	*	1.17	*	1.92	*	227

5.39	(5.40)	22,023	0.96	*	1.21	*	0.89	*	1.14	*	1.56	*	322

5.04	(5.51)	5,883	1.04	*	1.27	*	0.99	*	1.22	*	1.83	*	227

5.42	(1.83)	9,473	1.06		1.26		0.99		1.19		1.44		322

6.44	17.25	4,874	1.02		1.21		0.99		1.18		1.08		105

6.24	16.79	7,293	1.00		1.17		0.99		1.16		1.01		211

5.36	(24.41)	5,778	1.02		1.20		0.99		1.17		0.78		229

7.21	(32.24)	5,199	0.99	*	1.15	*	0.99	*	1.15	*	(0.53	)*	118

4.97	(5.49)	84,929	1.24	*	1.47	*	1.19	*	1.42	*	1.63	*	227

5.34	(2.14)	103,029	1.26		1.46		1.19		1.39		1.30		322

6.36	17.07	140,771	1.22		1.41		1.19		1.38		0.89		105

6.17	16.41	46,231	1.23	(d)	1.40	(d)	1.22	(d)	1.39	(d)	0.73		211

5.31	(24.53)	36,444	1.27		1.45		1.24		1.42		0.57		229

7.14	(32.73)	56,741	1.24		1.40		1.24		1.40		(0.42)		118

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class C

04/01/2019 - 09/30/2019+	$5.09	$0.02	$(0.32)	$(0.30)	$(0.06)	$0.00	$(0.06)

03/31/2019	6.11	0.03	(0.21)	(0.18)	(0.84)	0.00	(0.84)

03/31/2018	5.98	0.01	0.84	0.85	(0.72)	0.00	(0.72)

03/31/2017	5.17	(0.00)	0.81	0.81	(0.00)	0.00	(0.00)

03/31/2016	6.97	(0.01)	(1.73)	(1.74)	(0.06)	0.00	(0.06)

03/31/2015	10.86	(0.11)	(3.44)	(3.55)	(0.33)	(0.01)	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$4.73	(5.90)%	$8,405	1.99	%*	2.22	%*	1.94	%*	2.17	%*	0.88%*	227%

5.09	(2.88)	11,991	2.01		2.21		1.94		2.14		0.53	322

6.11	16.04	12,340	1.97		2.16		1.94		2.13		0.13	105

5.98	15.67	9,766	1.98	(d)	2.15	(d)	1.97	(d)	2.14	(d)	(0.02)	211

5.17	(25.11)	9,166	2.02		2.20		1.99		2.17		(0.21)	229

6.97	(33.21)	14,124	1.99		2.15		1.99		2.15		(1.20)	118

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$3,274,062
Investments in Affiliates	783,494

Financial Derivative Instruments
Exchange-traded or centrally cleared	34,500
Over the counter	37,240
Cash	2,435
Deposits with counterparty	5,105
Foreign currency, at value	1,557
Receivable for investments sold	13,401
Receivable for investments sold on a delayed-delivery basis	536
Receivable for TBA investments sold	676,992
Receivable for Fund shares sold	2,020
Interest and/or dividends receivable	5,871
Dividends receivable from Affiliates	1,541
Reimbursement receivable from PIMCO	466
Other assets	111

Total Assets	4,839,331

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$60,537

Financial Derivative Instruments
Exchange-traded or centrally cleared	31,973
Over the counter	227,756
Payable for investments purchased	700,748
Payable for investments in Affiliates purchased	1,541
Payable for TBA investments purchased	1,138,005
Deposits from counterparty	5,112
Payable for Fund shares redeemed	1,921
Accrued investment advisory fees	1,348
Accrued supervisory and administrative fees	728
Accrued distribution fees	6
Accrued servicing fees	18
Other liabilities	4

Total Liabilities	2,169,697

Net Assets	$2,669,634

Net Assets Consist of:

Paid in capital	$2,895,835
Distributable earnings (accumulated loss)	(226,201)
Net Assets	$2,669,634

Cost of investments in securities	$3,263,263
Cost of investments in Affiliates	$785,251
Cost of foreign currency held	$1,602
Proceeds received on short sales	$60,421
Cost or premiums of financial derivative instruments, net	$7,530

* Includes repurchase agreements of:	$1,521,240

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$1,826,764
I-2	724,069
I-3	19,584
Administrative Class	5,883
Class A	84,929
Class C	8,405

Shares Issued and Outstanding:

Institutional Class	361,572
I-2	144,081
I-3	3,904
Administrative Class	1,167
Class A	17,087
Class C	1,775

Net Asset Value Per Share Outstanding:

Institutional Class	$5.05
I-2	5.03
I-3	5.02
Administrative Class	5.04
Class A	4.97
Class C	4.73

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$29,148
Dividends from Investments in Affiliates	9,032
Miscellaneous income	1
Total Income	38,181

Expenses:

Investment advisory fees	8,698
Supervisory and administrative fees	4,704
Distribution and/or servicing fees - Administrative Class	9
Distribution fees - Class C	38
Servicing fees - Class A	119
Servicing fees - Class C	12
Trustee fees	5
Interest expense	633
Total Expenses	14,218
Waiver and/or Reimbursement by PIMCO	(3,041)
Net Expenses	11,177

Net Investment Income (Loss)	27,004

Net Realized Gain (Loss):

Investments in securities	6,394
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(33,108)
Over the counter financial derivative instruments	74,317
Short sales	(366)
Foreign currency	(429)

Net Realized Gain (Loss)	46,806

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	7,770
Investments in Affiliates	266
Exchange-traded or centrally cleared financial derivative instruments	(19,797)
Over the counter financial derivative instruments	(198,008)
Short sales	(310)
Foreign currency assets and liabilities	(164)

Net Change in Unrealized Appreciation (Depreciation)	(210,243)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(136,433)

* Foreign tax withholdings	$10

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$27,004	$56,960
Net realized gain (loss)	46,806	25,754
Net change in unrealized appreciation (depreciation)	(210,243)	(143,526)

Net Increase (Decrease) in Net Assets Resulting from Operations	(136,433)	(60,812)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(31,127)	(395,633)
I-2	(11,970)	(87,192)
I-3	(335)	(2,823	)(a)
Administrative Class	(103)	(1,077)
Class A	(1,358)	(18,163)
Class C	(116)	(2,217)

Total Distributions(b)	(45,009)	(507,105)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	114,411	(176,109)

Total Increase (Decrease) in Net Assets	(67,031)	(744,026)

Net Assets:

Beginning of period	2,736,665	3,480,691
End of period	$2,669,634	$2,736,665

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.7%

CORPORATE BONDS & NOTES 16.6%

BANKING & FINANCE 7.2%

AerCap Ireland Capital DAC
4.250% due 07/01/2020		$1,000	$1,014
4.625% due 10/30/2020		1,800	1,843

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	113

Ally Financial, Inc.
3.750% due 11/18/2019		$1,300	1,302
4.125% due 03/30/2020		2,500	2,522
4.250% due 04/15/2021		2,300	2,357
7.500% due 09/15/2020		100	105
8.000% due 03/15/2020		600	614
8.000% due 11/01/2031		1,600	2,220

American Tower Corp.
2.800% due 06/01/2020		2,100	2,108
3.450% due 09/15/2021		1,500	1,535
5.900% due 11/01/2021		3,300	3,547

Aviation Capital Group LLC
7.125% due 10/15/2020		600	628

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		100	107

Barclays Bank PLC
7.625% due 11/21/2022 (f)		400	441

CNH Industrial Capital LLC
4.375% due 11/06/2020		800	816

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	1,100	1,237
6.625% due 06/29/2021 •(e)(f)		200	238

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$2,600	2,607

Crown Castle International Corp.
3.400% due 02/15/2021		1,500	1,521

Deutsche Bank AG
4.250% due 10/14/2021		5,400	5,480

Equinix, Inc.
2.875% due 02/01/2026	EUR	300	341

Ford Motor Credit Co. LLC
2.343% due 11/02/2020		$3,200	3,182
2.425% due 06/12/2020		1,500	1,496
2.597% due 11/04/2019		3,800	3,800
2.681% due 01/09/2020		1,100	1,100
3.157% due 08/04/2020		3,700	3,710
3.220% (US0003M + 0.880%) due 10/12/2021 ~		5,500	5,408
8.125% due 01/15/2020		1,000	1,017

General Motors Financial Co., Inc.
3.161% (US0003M + 0.850%) due 04/09/2021 ~		6,400	6,398
3.200% due 07/13/2020		2,800	2,816

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Bank NV
2.450% due 03/16/2020		$2,500	$2,505

International Lease Finance Corp.
8.250% due 12/15/2020		2,900	3,104

Jyske Realkredit A/S
1.000% due 04/01/2020	DKK	67,200	9,904

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~		$5,100	5,113

Navient Corp.
5.000% due 10/26/2020		300	305
5.875% due 03/25/2021		200	209
8.000% due 03/25/2020		7,600	7,771

Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2020	DKK	104,200	15,447

Nykredit Realkredit A/S
1.000% due 04/01/2020		258,400	38,037
2.000% due 04/01/2020		83,900	12,412

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$300	317

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		3,600	3,609
4.519% due 06/25/2024 •		2,300	2,420
7.500% due 08/10/2020 •(e)(f)		2,785	2,851
8.625% due 08/15/2021 •(e)(f)		730	784

Springleaf Finance Corp.
8.250% due 12/15/2020		500	532

State Bank of India
3.253% (US0003M + 0.950%) due 04/06/2020 ~		6,300	6,310

UBS Group Funding Switzerland AG
4.083% due 04/14/2021 •		18,300	18,688

Waha Aerospace BV
3.925% due 07/28/2020		200	201

			192,142

INDUSTRIALS 7.3%

Allergan Funding SCS
3.000% due 03/12/2020		3,800	3,811
3.387% (US0003M + 1.255%) due 03/12/2020 ~		200	201

Allergan Sales LLC
5.000% due 12/15/2021		3,600	3,783

Allergan, Inc.
3.375% due 09/15/2020		900	910

Altice Financing S.A.
5.250% due 02/15/2023	EUR	100	112

Altice Luxembourg S.A.
7.750% due 05/15/2022		$200	205

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anthem, Inc.
2.500% due 11/21/2020	$500	$502

AutoNation, Inc.
3.350% due 01/15/2021	800	808

BAT Capital Corp.
2.765% due 08/14/2020 •	10,100	10,121

BAT International Finance PLC
2.750% due 06/15/2020	4,100	4,113

Bayer U.S. Finance LLC
3.000% due 10/08/2021	1,300	1,317

Celgene Corp.
3.250% due 08/15/2022	200	206

Charter Communications Operating LLC
3.579% due 07/23/2020	2,458	2,480
4.464% due 07/23/2022	2,990	3,149

CVS Health Corp.
2.822% (US0003M + 0.720%) due 03/09/2021 ~	3,000	3,015

D.R. Horton, Inc.
4.000% due 02/15/2020	3,200	3,219

Danone S.A.
1.691% due 10/30/2019	400	400
2.077% due 11/02/2021	5,000	4,994

Dell International LLC
4.420% due 06/15/2021	13,800	14,233

Delta Air Lines, Inc.
2.600% due 12/04/2020	2,200	2,204
2.875% due 03/13/2020	1,600	1,604
3.625% due 03/15/2022	5,500	5,653

DISH DBS Corp.
5.125% due 05/01/2020	1,400	1,419

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	1,700	1,712

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~	846	846

EMC Corp.
2.650% due 06/01/2020	4,950	4,952

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~	5,600	5,611

Energy Transfer Operating LP
4.150% due 10/01/2020	1,400	1,421

Energy Transfer Partners LP
5.750% due 09/01/2020	800	818

EQT Corp.
2.500% due 10/01/2020	1,300	1,298
2.869% (US0003M + 0.770%) due 10/01/2020 ~	2,000	1,996
4.875% due 11/15/2021	3,000	3,078

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ERAC USA Finance LLC
2.350% due 10/15/2019	$8,100	$8,101
2.600% due 12/01/2021	800	804
5.250% due 10/01/2020	400	413

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~	7,200	7,222

General Electric Co.
5.500% due 01/08/2020	2,000	2,016
5.550% due 05/04/2020	300	304

Heathrow Funding Ltd.
4.875% due 07/15/2023	150	157

Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~	12,300	12,301

Imperial Brands Finance PLC
2.950% due 07/21/2020	5,000	5,019
3.750% due 07/21/2022	200	206

JT International Financial Services BV
3.500% due 09/28/2023	200	208

KLA Corp.
3.375% due 11/01/2019	5,974	5,976

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,000	2,004

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	10,300	10,305

MGM Resorts International
6.625% due 12/15/2021	800	870

Microchip Technology, Inc.
3.922% due 06/01/2021	100	102

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	200	200

Mylan NV
3.150% due 06/15/2021	6,700	6,787
3.750% due 12/15/2020	1,700	1,725

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	4,000	4,024

Pioneer Natural Resources Co.
3.450% due 01/15/2021	800	811

Reynolds American, Inc.
3.250% due 06/12/2020	2,100	2,114
6.875% due 05/01/2020	1,200	1,232

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,575	1,627
5.750% due 05/15/2024	100	112

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,250	2,264

Syngenta Finance NV
3.698% due 04/24/2020	3,900	3,913
3.933% due 04/23/2021	300	306

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Emisiones S.A.
5.134% due 04/27/2020	$1,000	$1,016

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	5,410	5,408

Time Warner Cable LLC
4.000% due 09/01/2021	1,700	1,740
4.125% due 02/15/2021	500	509
5.000% due 02/01/2020	2,900	2,924

Toyota Industries Corp.
3.110% due 03/12/2022	200	204

TransCanada PipeLines Ltd.
3.750% due 10/16/2023	100	105

VMware, Inc.
2.300% due 08/21/2020	2,900	2,902

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	2,647	2,647

WPP Finance
4.750% due 11/21/2021	3,900	4,085

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	1,200	1,202

		194,056

SPECIALTY FINANCE 0.4%

CIMIC Group Ltd.
0.000% due 03/24/2020 (c)(g)	7,000	6,854

Lloyds Banking Group PLC
3.870% due 09/02/2020 (g)	1,726	1,730
3.870% due 09/02/2021 (g)	1,726	1,734

		10,318

UTILITIES 1.7%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	5,000	5,026
3.253% (US0003M + 0.950%) due 07/15/2021 ~	2,900	2,926
4.100% due 02/15/2028	322	349

British Transco International Finance BV
0.000% due 11/04/2021 (c)	600	569

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	8,900	8,938

Electricite de France S.A.
4.600% due 01/27/2020	1,700	1,714

Entergy Corp.
5.125% due 09/15/2020	4,400	4,490

Fortis, Inc.
2.100% due 10/04/2021	800	798

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia Power Co.
4.250% due 12/01/2019	$100	$100

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	6,600	6,600

Plains All American Pipeline LP
2.600% due 12/15/2019	100	100

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	1,100	1,097

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	3,700	3,700

Sprint Communications, Inc.
7.000% due 03/01/2020	1,500	1,528
7.000% due 08/15/2020	3,900	4,035

Sprint Corp.
7.250% due 09/15/2021	900	963

Verizon Communications, Inc.
3.376% due 02/15/2025	392	414
4.016% due 12/03/2029	2,587	2,879

		46,226

Total Corporate Bonds & Notes (Cost $442,798)		442,742

U.S. GOVERNMENT AGENCIES 22.2%

Fannie Mae
2.125% due 04/24/2026	6,400	6,588
2.418% due 03/25/2049 •	14,558	14,502
2.448% due 10/25/2036 •	26	26
2.468% due 08/25/2037 •	951	954
4.545% due 05/01/2038 •	5,458	5,732

Fannie Mae UMBS
3.500% due 02/01/2045 - 03/01/2048	16,634	17,201

Fannie Mae UMBS, TBA
3.500% due 11/01/2049	5,000	5,131
4.000% due 11/01/2049	488,500	507,258

Freddie Mac
2.408% due 07/15/2036 •	412	413
2.478% due 05/15/2032 - 09/15/2042 •	2,598	2,607
2.628% due 12/15/2037 •	327	330
2.648% due 10/15/2037 •	994	1,005

Ginnie Mae
0.669% due 10/16/2053 ~(a)	4,054	110
2.266% due 08/20/2068 •	6,080	5,970
2.400% due 10/20/2043 •	7,476	7,449
2.444% due 02/20/2049 •	14,938	14,922

NCUA Guaranteed Notes
2.617% due 12/08/2020 •	735	736

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
4.840% due 05/01/2025	$84	$88
4.990% due 09/01/2024	79	82
5.160% due 02/01/2028	55	59
5.310% due 05/01/2027	123	132
5.510% due 11/01/2027	45	49
5.820% due 06/01/2026	83	89
5.870% due 07/01/2028	40	43
6.020% due 08/01/2028	20	22
6.770% due 11/01/2028	108	120

Total U.S. Government Agencies (Cost $590,179)		591,618

U.S. TREASURY OBLIGATIONS 10.0%

U.S. Treasury Bonds
3.000% due 05/15/2045 (l)	2,010	2,369

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022	105	104
0.125% due 07/15/2026	12,416	12,407
0.250% due 07/15/2029	1,002	1,013
0.375% due 07/15/2023	298	300
0.375% due 07/15/2025 (j)(l)	19,149	19,429
0.375% due 07/15/2025 (j)	3,354	3,403
0.375% due 01/15/2027	159	161
0.375% due 07/15/2027	11,600	11,803
0.500% due 01/15/2028	7,125	7,303
0.625% due 07/15/2021 (j)	1,366	1,372
0.625% due 01/15/2026	6,802	6,984
0.750% due 02/15/2042	6,915	7,329
0.875% due 02/15/2047	1,987	2,164
1.000% due 02/15/2049	4,282	4,851
1.250% due 07/15/2020 (j)	9,894	9,939
1.375% due 02/15/2044 (j)	3,369	4,044
1.375% due 02/15/2044	9,324	11,195
1.750% due 01/15/2028	110	124
2.125% due 02/15/2040	1,389	1,852
2.125% due 02/15/2041	117	157
2.500% due 01/15/2029 (j)(l)	31,487	38,103
3.375% due 04/15/2032	1,156	1,601
3.875% due 04/15/2029	2,470	3,319

U.S. Treasury Notes
1.625% due 05/15/2026	28,700	28,720
2.000% due 02/15/2025	36,800	37,589
2.750% due 02/15/2024 (j)	46,900	49,245

Total U.S. Treasury Obligations (Cost $257,679)		266,880

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%

Adjustable Rate Mortgage Trust
4.946% due 07/25/2035 ~	200	202

American Home Mortgage Investment Trust
3.531% due 09/25/2045 •	2	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
4.438% due 05/20/2036 ^~		$536	$533

BCAP LLC Trust
4.379% due 01/26/2034 ~		50	49

Bear Stearns Adjustable Rate Mortgage Trust
4.853% due 01/25/2035 ~		285	292

Bear Stearns ALT-A Trust
4.518% due 07/25/2035 ^~		880	727

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~		98	87

Chase Mortgage Finance Trust
4.586% due 02/25/2037 ~		150	153
4.711% due 02/25/2037 ~		247	253
5.500% due 12/25/2022 ^		477	328

ChaseFlex Trust
6.300% due 06/25/2036 ^~		77	69

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.298% due 01/25/2035 •		6	6

Citigroup Mortgage Loan Trust
4.990% due 11/25/2035 •		133	135

Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^		9,090	6,427
6.500% due 09/25/2037 ^		1,867	1,261

Countrywide Home Loan Mortgage Pass-Through Trust
3.854% due 11/20/2034 ~		530	543
4.015% due 08/20/2035 ^~		2,267	2,236

Credit Suisse First Boston Mortgage Securities Corp.
4.543% due 04/25/2034 ~		2	2

Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2037		11	11

Eurosail PLC
1.730% due 06/13/2045 •	GBP	2,238	2,730

F-E Mortgages SRL
0.000% due 12/15/2043 •	EUR	82	90

First Horizon Alternative Mortgage Securities Trust
3.869% due 04/25/2035 ~		$363	370

Grecale RMBS SRL
0.122% due 01/27/2061 •	EUR	374	408

GS Mortgage Securities Trust
3.849% due 12/10/2043		$197	198

GSR Mortgage Loan Trust
4.480% due 09/25/2035 ~		14	14
4.682% due 11/25/2035 ~		213	215

HarborView Mortgage Loan Trust
2.187% due 03/19/2037 •		1,086	1,049
2.367% due 11/19/2035 •		899	871
2.384% due 06/20/2035 •		592	593

HomeBanc Mortgage Trust
2.348% due 10/25/2035 •		247	251

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.228% due 07/25/2036 •		$1,413	$1,334
4.243% due 11/25/2035 ^~		272	259

JPMorgan Alternative Loan Trust
2.208% due 06/25/2037 •		120	120
6.310% due 08/25/2036 ^þ		3,658	3,473

JPMorgan Mortgage Trust
4.420% due 07/25/2035 ~		114	115
4.433% due 04/25/2035 ~		50	51

MASTR Adjustable Rate Mortgages Trust
4.734% due 11/21/2034 ~		218	225

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.768% due 09/15/2030 •		134	134

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.508% due 06/15/2030 •		13	13

Merrill Lynch Mortgage Investors Trust
4.165% due 12/25/2034 ~		106	109
4.173% due 05/25/2036 ~		3	4
4.332% due 06/25/2035 ~		328	332

Natixis Commercial Mortgage Securities Trust
2.778% due 02/15/2033 •		4,750	4,736

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.398% due 12/25/2035 •		8,383	8,020

Residential Accredit Loans, Inc. Trust
2.198% due 06/25/2046 •		119	48
6.000% due 09/25/2036		325	298
6.000% due 09/25/2036 ^		850	779

Residential Asset Securitization Trust
6.500% due 09/25/2036 ^		9,908	6,897

Structured Adjustable Rate Mortgage Loan Trust
3.050% due 11/25/2034 •		814	796

Structured Asset Mortgage Investments Trust
2.228% due 05/25/2036 •		142	136
2.737% due 05/19/2035 •		70	70

Thornburg Mortgage Securities Trust
3.333% due 03/25/2037 ^•		3,765	3,511

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	10,476	12,913

Vornado DP LLC Trust
2.970% due 09/13/2028		$237	238

WaMu Mortgage Pass-Through Certificates Trust
2.388% due 01/25/2045 •		689	686
2.758% due 11/25/2034 •		320	323
2.818% due 01/25/2045 •		439	439
4.167% due 10/25/2034 ~		61	62
4.400% due 01/25/2035 ~		67	70
4.499% due 06/25/2034 ~		65	68

Wells Fargo Mortgage-Backed Securities Trust
4.819% due 03/25/2036 ~		5	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.869% due 03/25/2035 ~		$150	$155
4.941% due 06/25/2033 ~		40	42
4.977% due 12/25/2034 ~		24	25
5.000% due 03/25/2036		22	22
5.220% due 04/25/2036 ~		486	483

Total Non-Agency Mortgage-Backed Securities (Cost $67,850)			67,096

ASSET-BACKED SECURITIES 5.9%

ACE Securities Corp. Home Equity Loan Trust
2.693% due 05/25/2035 •		106	107
2.888% due 05/25/2035 •		837	836
2.918% due 12/25/2034 •		604	599

Apidos CLO
3.283% due 01/19/2025 •		1,554	1,555

Asset-Backed Securities Corp. Home Equity Loan Trust
2.248% due 11/25/2036 •		6,600	6,227

Atrium Corp.
3.108% due 04/22/2027 •		3,200	3,195

Babson Euro CLO BV
0.447% due 10/25/2029 •	EUR	800	872

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 þ		$56	56

Bear Stearns Asset-Backed Securities Trust
2.518% due 09/25/2046 •		529	410
2.678% due 02/25/2036 •		8,587	7,855

Benefit Street Partners CLO Ltd.
3.080% due 07/18/2027 •		1,500	1,500

Carlyle Global Market Strategies Euro CLO DAC
1.200% due 09/21/2029	EUR	400	437

Catamaran CLO Ltd.
3.106% due 01/27/2028 •		$4,180	4,167

CoreVest American Finance Trust
2.968% due 10/15/2049		839	843

Countrywide Asset-Backed Certificates
3.053% due 12/25/2035 •		2,600	2,601

Countrywide Asset-Backed Certificates Trust
3.743% due 11/25/2034 •		2,831	2,887

Countrywide Asset-Backed Certificates Trust, Inc.
2.798% due 11/25/2034 •		352	354
2.873% due 08/25/2034 •		109	108

Dryden Senior Loan Fund
3.203% due 10/15/2027 •		5,200	5,198

Fremont Home Loan Trust
2.158% due 01/25/2037 •		2,288	1,457
2.258% due 10/25/2036 •		7,476	3,788

GSAMP Trust
2.218% due 11/25/2036 •		1,060	671

Halcyon Loan Advisors Funding Ltd.
3.198% due 04/20/2027 •		2,084	2,085

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
3.068% due 11/25/2034 •		$266	$264

Jamestown CLO Ltd.
2.993% due 07/15/2026 •		2,149	2,145

Jubilee CLO BV
0.367% due 12/15/2029 •	EUR	1,940	2,114

KVK CLO Ltd.
3.697% due 01/14/2028		$550	548

Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •		877	881

Morgan Stanley ABS Capital, Inc. Trust
2.948% due 03/25/2035 •		204	206
3.053% due 07/25/2035 •		7,435	7,482

North Carolina State Education Assistance Authority
2.818% due 07/25/2039 •		4,855	4,798

OCP CLO Ltd.
3.087% due 10/26/2027 •		5,230	5,222
3.103% due 07/15/2027 •		3,100	3,096
3.153% due 04/17/2027 •		1,559	1,560

OFSI Fund Ltd.
2.953% due 03/20/2025 •		1,459	1,460

OHA Credit Partners Ltd.
3.288% due 10/20/2025		1,746	1,747

Option One Mortgage Loan Trust
2.158% due 01/25/2037 •		2,696	2,018
2.158% due 03/25/2037 •		2,282	1,714

Palmer Square Loan Funding Ltd.
2.953% due 07/15/2026 •		12,264	12,260

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.768% due 07/25/2035 •		96	97
2.993% due 10/25/2034 •		55	55

Residential Asset Mortgage Products Trust
2.813% due 06/25/2035 •		271	273

Residential Asset Securities Corp. Trust
2.398% due 02/25/2036 •		194	195

Saxon Asset Securities Trust
2.328% due 09/25/2047 •		1,272	1,242

SLM Private Education Loan Trust
4.278% due 06/16/2042 •		1,389	1,402

SLM Student Loan Trust
3.776% due 04/25/2023 •		2,629	2,646

Sound Point CLO Ltd.
3.168% due 01/20/2028 •		8,500	8,491

Soundview Home Loan Trust
2.968% due 10/25/2037 •		1,305	1,100

Structured Asset Securities Corp. Mortgage Loan Trust
3.600% due 04/25/2035 •		130	129

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •		8,364	8,370

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony CLO Ltd.
3.333% due 10/15/2025 •		$9,620	$9,625

THL Credit Wind River CLO Ltd.
3.173% due 10/15/2027 •		250	250
3.183% due 01/15/2026 •		2,700	2,702

TICP CLO Ltd.
3.601% due 04/20/2028		20,520	20,412

Tralee CLO Ltd.
3.308% due 10/20/2027 •		3,600	3,601

Venture CLO Ltd.
3.183% due 07/15/2027 •		2,900	2,903

Wells Fargo Home Equity Asset-Backed Securities Trust
2.278% due 05/25/2036 •		24	24

Total Asset-Backed Securities (Cost $157,704)			158,840

SOVEREIGN ISSUES 2.4%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (c)	BRL	9,207	2,188

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	3,367	2,350

United Kingdom Gilt
1.250% due 11/22/2027 (d)	GBP	35,206	60,602

Total Sovereign Issues (Cost $65,336)			65,140

SHORT-TERM INSTRUMENTS 63.1%

CERTIFICATES OF DEPOSIT 0.9%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~		$22,700	22,705

REPURCHASE AGREEMENTS (h) 57.0%
			1,521,240

U.S. TREASURY BILLS 5.2%
1.943% due 10/22/2019 - 12/26/2019 (b)(c)(j)(l)		138,175	137,801

Total Short-Term Instruments (Cost $1,681,717)			1,681,746

Total Investments in Securities (Cost $3,263,263)			3,274,062

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 29.3%

SHORT-TERM INSTRUMENTS 29.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.3%

PIMCO Short Asset Portfolio	37,293,255	$371,180

PIMCO Short-Term Floating NAV Portfolio III	41,677,368	412,314

Total Short-Term Instruments (Cost $785,251)		783,494

Total Investments in Affiliates (Cost $785,251)		783,494

Total Investments 152.0% (Cost $4,048,514)		$4,057,556

Financial Derivative Instruments (i)(k) (7.0)% (Cost or Premiums, net $7,530)		(187,989)

Other Assets and Liabilities, net (45.0)%		(1,199,933)

Net Assets 100.0%		$2,669,634

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	03/24/2020	09/27/2019	$6,854	$6,854	0.26%
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	1,726	1,734	0.07
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	1,727	1,730	0.06

				$10,307	$10,318	0.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.070%	10/01/2019	10/02/2019	$121,000	U.S. Treasury Bonds 3.000% due 11/15/2045	$(55,618)	$121,000	$121,000
					U.S. Treasury Notes 2.250% due 11/15/2027	(67,814)
	2.350	09/26/2019	10/01/2019	450,000	U S Treasury Bonds 2.250% - 3.375% due 05/15/2021 - 11/15/2048	(435,779)	450,000	450,147
					U.S. Treasury Bonds 3.000% due 05/15/2045	(21,384)
BOS	2.000	09/27/2019	10/03/2019	9,579	U.S. Treasury Inflation Protected Securities 0.750% due 07/15/2028	(9,583)	9,579	9,581
DEU	2.080	10/01/2019	10/02/2019	362,500	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	(369,942)	362,500	362,500
FICC	1.500	09/30/2019	10/01/2019	3,761	U.S. Treasury Notes 2.250% - 2.375% due 03/15/2021 - 03/31/2021	(3,837)	3,761	3,761
JPS	2.080	10/01/2019	10/02/2019	216,500	U.S. Treasury Notes 3.000% due 09/30/2025	(221,810)	216,500	216,500
NOM	2.250	09/30/2019	10/01/2019	56,300	U.S. Treasury Bonds 3.375% due 05/15/2044	(57,772)	56,300	56,304
	2.400	09/30/2019	10/01/2019	21,700	U.S. Treasury Bonds 3.000% due 11/15/2045	(22,273)	21,700	21,701
RDR	2.250	09/30/2019	10/01/2019	61,400	U.S. Treasury Notes 1.125% - 2.375% due 06/30/2021 - 08/15/2024	(62,768)	61,400	61,404
SGY	2.300	09/30/2019	10/01/2019	218,500	U.S. Treasury Notes 2.750% due 02/15/2024	(222,986)	218,500	218,514

Total Repurchase Agreements						$(1,551,566)	$1,521,240	$1,521,412

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (1.9)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$31,000	$(31,390)	$(31,455)
Fannie Mae UMBS, TBA	3.500	11/01/2049	19,000	(19,415)	(19,499)

Total U.S. Government Agencies				(50,805)	(50,954)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (0.4)%
U.S. Treasury Inflation Protected Securities	0.750%	07/15/2028	$9,097	$(9,616)	$(9,583)

Total Short Sales (2.3)%				$(60,421)	$(60,537)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
AZD	$571,147	$0	$0	$0	$571,147	$(580,594)	$(9,447)
BOS	9,581	0	0	0	9,581	(9,583)	(2)
DEU	362,500	0	0	0	362,500	(369,942)	(7,442)
FICC	3,761	0	0	0	3,761	(3,837)	(76)
JPS	216,500	0	0	0	216,500	(221,810)	(5,310)
NOM	78,005	0	0	0	78,005	(80,045)	(2,040)
RDR	61,404	0	0	0	61,404	(62,768)	(1,364)
SGY	218,514	0	0	0	218,514	(222,986)	(4,472)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(9,583)	(9,583)	0	(9,583)

Total Borrowings and Other Financing Transactions	$1,521,412	$0	$0	$(9,583)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $14 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(7,531) at a weighted average interest rate of 2.548%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT Soybean March 2020 Futures	$840.000	02/21/2020	180	9	$110	$44
Put - CBOT Soybean March 2020 Futures	860.000	02/21/2020	60	3	46	24
Call - CBOT Soybean March 2020 Futures	960.000	02/21/2020	24	1	14	27
Call - CBOT Soybean March 2020 Futures	980.000	02/21/2020	216	11	125	181
Put - CBOT Soybean November 2019 Futures	820.000	10/25/2019	84	4	38	3
Put - CBOT Soybean November 2019 Futures	830.000	10/25/2019	48	2	23	2
Put - CBOT Soybean November 2019 Futures	840.000	10/25/2019	96	5	50	5
Put - CBOT Soybean November 2019 Futures	850.000	10/25/2019	36	2	21	3

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT Soybean November 2019 Futures	$860.000	10/25/2019	156	8	$88	$19
Call - CBOT Soybean November 2019 Futures	920.000	10/25/2019	48	2	27	25
Call - CBOT Soybean November 2019 Futures	930.000	10/25/2019	72	4	35	27
Call - CBOT Soybean November 2019 Futures	940.000	10/25/2019	108	5	59	30
Call - CBOT Soybean November 2019 Futures	950.000	10/25/2019	72	4	40	14
Call - CBOT Soybean November 2019 Futures	960.000	10/25/2019	120	6	77	17
Call - NYMEX Crude June 2020 Futures	58.500	05/14/2020	150	150	944	394
Put - NYMEX Crude June 2020 Futures	58.500	05/14/2020	150	150	944	1,396
Call - NYMEX Crude June 2020 Futures	59.000	05/14/2020	325	325	2,027	806
Put - NYMEX Crude June 2020 Futures	59.000	05/14/2020	325	325	2,014	3,139
Call - NYMEX Crude June 2020 Futures	59.500	05/14/2020	50	50	303	117
Put - NYMEX Crude June 2020 Futures	59.500	05/14/2020	50	50	303	500
Call - NYMEX Crude June 2020 Futures	60.000	05/14/2020	50	50	299	110
Put - NYMEX Crude June 2020 Futures	60.000	05/14/2020	50	50	299	518
Call - NYMEX Crude June 2020 Futures	62.000	05/14/2020	275	275	1,555	462
Put - NYMEX Crude June 2020 Futures	62.000	05/14/2020	275	275	1,452	3,256
Call - NYMEX Crude June 2020 Futures	65.000	05/14/2020	300	300	619	342

Total Purchased Options					$11,512	$11,461

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - ICE Natural Gas December 2019 Futures	$46.000	11/26/2019	95	2,945	$(132)	$(129)
Call - ICE Natural Gas December 2019 Futures	57.000	11/26/2019	95	2,945	(140)	(95)
Put - NDEX Natural Gas December 2019 Futures	17.000	11/26/2019	132	98	(140)	(135)
Call - NDEX Natural Gas December 2019 Futures	21.000	11/26/2019	132	98	(119)	(91)
Put - NDEX Natural Gas November 2019 Futures	14.000	10/25/2019	84	60	(31)	(22)
Put - NDEX Natural Gas November 2019 Futures	14.500	10/25/2019	48	35	(20)	(17)
Call - NDEX Natural Gas November 2019 Futures	18.500	10/25/2019	84	60	(31)	(34)
Call - NDEX Natural Gas November 2019 Futures	19.000	10/25/2019	96	69	(48)	(31)
Call - NYMEX Crude December 2019 Futures	60.000	11/15/2019	132	132	(133)	(107)
Call - NYMEX Crude December 2019 Futures	59.000	11/15/2019	48	48	(43)	(48)
Call - NYMEX Crude December 2019 Futures	61.000	11/15/2019	36	36	(35)	(24)
Put - NYMEX Crude June 2020 Futures	45.000	05/14/2020	300	300	(591)	(792)
Call - NYMEX Crude November 2019 Futures	57.500	10/17/2019	96	96	(101)	(59)
Call - NYMEX Crude November 2019 Futures	58.500	10/17/2019	36	36	(40)	(16)
Call - NYMEX Crude November 2019 Futures	59.000	10/17/2019	156	156	(168)	(61)
Call - NYMEX Crude November 2019 Futures	59.500	10/17/2019	48	48	(48)	(16)
Call - NYMEX Crude November 2019 Futures	60.000	10/17/2019	36	36	(34)	(11)
Call - NYMEX Crude November 2019 Futures	62.000	10/17/2019	60	60	(56)	(11)
Put - NYMEX Natural Gas December 2019 Futures	2.250	11/25/2019	72	720	(40)	(51)
Put - NYMEX Natural Gas December 2019 Futures	2.300	11/25/2019	180	1,800	(107)	(155)
Put - NYMEX Natural Gas December 2019 Futures	2.350	11/25/2019	96	960	(68)	(100)
Put - NYMEX Natural Gas December 2019 Futures	2.400	11/25/2019	108	1,080	(87)	(135)
Put - NYMEX Natural Gas December 2019 Futures	2.450	11/25/2019	205	2,050	(221)	(304)
Put - NYMEX Natural Gas December 2019 Futures	2.550	11/25/2019	144	1,440	(147)	(291)
Call - NYMEX Natural Gas December 2019 Futures	3.200	11/25/2019	180	1,800	(109)	(54)
Call - NYMEX Natural Gas December 2019 Futures	3.350	11/25/2019	205	2,050	(152)	(45)
Put - NYMEX Natural Gas November 2019 Futures	2.000	10/28/2019	204	2,040	(129)	(27)
Put - NYMEX Natural Gas November 2019 Futures	2.050	10/28/2019	48	480	(31)	(9)
Put - NYMEX Natural Gas November 2019 Futures	2.100	10/28/2019	96	960	(73)	(26)
Call - NYMEX Natural Gas November 2019 Futures	2.450	10/28/2019	48	480	(30)	(29)
Call - NYMEX Natural Gas November 2019 Futures	2.500	10/28/2019	108	1,080	(54)	(51)
Call - NYMEX Natural Gas November 2019 Futures	2.550	10/28/2019	96	960	(43)	(34)
Call - NYMEX Natural Gas November 2019 Futures	2.600	10/28/2019	96	960	(44)	(26)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX WTI-Brent Crude Spread December 2018 Futures	$5.000	10/30/2019	60	60	$(37)	$(34)
Put - NYMEX WTI-Brent Crude Spread December 2019 Futures	9.000	10/30/2019	60	60	(16)	(2)

Total Written Options					$(3,298)	$(3,072)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum November Futures	11/2019	151	$6,500	$(158)	$0	$(158)
Arabica Coffee December Futures	12/2019	81	3,072	55	8	0
Brent (ICE) Dubai April Futures	04/2020	6	18	3	1	0
Brent (ICE) Dubai August Futures	08/2020	6	17	2	1	0
Brent (ICE) Dubai December Futures	12/2020	6	16	2	1	0
Brent (ICE) Dubai February Futures	02/2020	6	17	3	1	0
Brent (ICE) Dubai January Futures	01/2020	6	17	2	0	0
Brent (ICE) Dubai July Futures	07/2020	6	17	2	1	0
Brent (ICE) Dubai June Futures	06/2020	6	17	2	1	0
Brent (ICE) Dubai March Futures	03/2020	6	18	3	1	0
Brent (ICE) Dubai May Futures	05/2020	6	17	3	1	0
Brent (ICE) Dubai November Futures	11/2020	6	16	2	1	0
Brent (ICE) Dubai October Futures	10/2020	6	16	2	1	0
Brent (ICE) Dubai September Futures	09/2020	6	17	2	1	0
Brent 1st Line April Futures	04/2020	22	(11)	2	0	0
Brent 1st Line August Futures	08/2020	22	(13)	0	0	(2)
Brent 1st Line December Futures	12/2020	22	(14)	(1)	0	(1)
Brent 1st Line February Futures	02/2020	22	(6)	7	1	0
Brent 1st Line January Futures	01/2020	22	(2)	10	1	0
Brent 1st Line July Futures	07/2020	22	(12)	0	0	(2)
Brent 1st Line June Futures	06/2020	22	(11)	2	0	0
Brent 1st Line March Futures	03/2020	22	(6)	7	1	0
Brent 1st Line May Futures	05/2020	22	(11)	2	0	0
Brent 1st Line November Futures	11/2020	22	(14)	(1)	0	(1)
Brent 1st Line October Futures	10/2020	22	(13)	(1)	0	(1)
Brent 1st Line September Futures	09/2020	22	(13)	(1)	0	(2)
Brent 1st Line vs. Dubai 1st Line April Futures	04/2020	9	27	(3)	1	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2020	9	25	(4)	1	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2020	9	25	(5)	1	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2020	9	26	(3)	1	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2020	9	25	(4)	1	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2020	9	25	(4)	1	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2020	9	26	(4)	1	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2020	9	27	(2)	1	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2020	9	26	(3)	2	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2020	9	25	(5)	1	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2020	9	25	(5)	1	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2020	9	25	(5)	1	0
Brent Crude December Futures	10/2020	1,172	65,550	(1,414)	0	(1,278)
Brent Crude December Futures	10/2021	1,213	67,224	(4,186)	0	(1,019)
Brent Crude January Futures	11/2019	278	16,257	(794)	0	(475)
Brent Crude June Futures	04/2021	193	10,717	(402)	0	(181)
Brent Crude March Futures	01/2020	1,662	95,665	(1,699)	0	(2,526)
Chicago Ethanol (Platts) December Futures	12/2019	100	5,901	(407)	95	0
Chicago Ethanol (Platts) February Futures	02/2020	267	15,868	344	224	0
Chicago Ethanol (Platts) January Futures	01/2020	267	15,700	176	224	0
Chicago Ethanol (Platts) March Futures	03/2020	267	16,008	484	224	0

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Chicago Ethanol (Platts) November Futures	11/2019	175	$10,566	$(63)	$220	$0
Chicago Ethanol (Platts) October Futures	10/2019	11	695	29	16	0
Cocoa March Futures	03/2020	177	4,347	275	0	(62)
Copper December Futures	12/2019	585	83,710	(5,199)	215	(5,414)
Corn December Futures	12/2020	92	1,878	19	24	0
Corn May Futures	05/2020	574	11,631	(1,255)	409	0
Cotton No. 2 December Futures	12/2019	60	1,825	53	0	(2)
Gas Oil January Futures	01/2020	12	689	(14)	0	(12)
Gas Oil March Futures	03/2020	70	3,962	200	0	(65)
Gas Oil November Futures	11/2019	218	12,786	669	0	(245)
Hard Red Winter Wheat December Futures	12/2019	957	19,858	(861)	359	0
Henry Hub Natural Gas April Futures	03/2020	140	799	(87)	0	(10)
Henry Hub Natural Gas August Futures	07/2020	132	776	(66)	0	(8)
Henry Hub Natural Gas December Futures	11/2020	8	52	5	0	0
Henry Hub Natural Gas July Futures	06/2020	132	774	(67)	0	(7)
Henry Hub Natural Gas June Futures	05/2020	140	805	(81)	0	(9)
Henry Hub Natural Gas May Futures	04/2020	140	792	(94)	0	(9)
Henry Hub Natural Gas November Futures	10/2020	8	49	2	0	0
Henry Hub Natural Gas October Futures	09/2020	132	780	(61)	0	(8)
Henry Hub Natural Gas September Futures	08/2020	132	771	(70)	0	(8)
Henry Hub Natural Gas Swap December Futures	11/2019	41	257	(35)	0	(6)
Henry Hub Natural Gas Swap November Futures	10/2019	40	233	(52)	0	(7)
Lead March Futures	03/2020	21	1,123	29	29	0
Live Cattle December Futures	12/2019	270	11,912	871	0	(30)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures	04/2020	3	9	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures	08/2020	3	8	(3)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2019	17	51	(30)	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2020	3	8	(4)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap February Futures	02/2020	3	9	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures	01/2020	3	9	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures	07/2020	3	8	(3)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap June Futures	06/2020	3	8	(3)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap March Futures	03/2020	3	9	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures	05/2020	3	9	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2019	17	52	(29)	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2020	3	8	(4)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2019	17	55	(25)	0	(3)
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2020	3	8	(4)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap September Futures	09/2020	3	8	(4)	0	(1)
Natural Gas April Futures	03/2021	15	265	4	0	(2)
Natural Gas August Futures	07/2021	15	254	(17)	1	(2)
Natural Gas July Futures	06/2021	15	251	(19)	1	(2)
Natural Gas June Futures	05/2021	15	246	(15)	1	(2)
Natural Gas May Futures	04/2021	15	259	(11)	1	(2)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas November Futures	10/2019	765	$17,825	$(1,682)	$0	$(608)
Natural Gas November Futures	10/2019	30	386	(54)	0	(10)
Natural Gas October Futures	09/2020	1,261	29,823	(1,734)	0	(290)
Natural Gas September Futures	08/2021	15	251	(11)	1	(2)
New York Harbor ULSD January Futures	12/2019	34	2,681	(63)	0	(57)
New York Harbor ULSD March Futures	02/2020	51	3,951	(4)	0	(84)
Nickel March Futures	03/2020	31	3,161	(188)	0	(187)
RBOB Gasoline January Futures	12/2019	44	2,790	115	0	(69)
RBOB Gasoline March Futures	02/2020	54	3,452	(27)	0	(79)
Silver December Futures	12/2019	35	2,975	(128)	0	(114)
Soybean May Futures	05/2020	152	7,136	7	141	0
Soybean November Futures	11/2019	7	317	8	99	0
Soybean Oil December Futures	12/2019	116	2,024	(32)	17	0
U.S. Treasury 5-Year Note December Futures	12/2019	34	4,051	(22)	0	(2)
U.S. Treasury 10-Year Note December Futures	12/2019	958	124,839	(1,339)	0	(75)
U.S. Treasury 30-Year Bond December Futures	12/2019	145	23,535	(590)	0	(5)
White Sugar March Futures	02/2020	880	15,198	254	84	0
WTI Brent Financial April Futures	04/2020	3	(14)	6	0	0
WTI Brent Financial August Futures	08/2020	3	(16)	5	0	0
WTI Brent Financial December Futures	12/2019	56	(242)	264	0	(6)
WTI Brent Financial December Futures	12/2020	3	(16)	5	0	0
WTI Brent Financial February Futures	02/2020	3	(13)	7	0	0
WTI Brent Financial January Futures	01/2020	3	(13)	7	0	0
WTI Brent Financial July Futures	07/2020	3	(16)	5	0	0
WTI Brent Financial June Futures	06/2020	3	(15)	5	0	0
WTI Brent Financial March Futures	03/2020	3	(14)	7	0	0
WTI Brent Financial May Futures	05/2020	3	(15)	6	0	0
WTI Brent Financial November Futures	11/2019	56	(255)	252	0	(4)
WTI Brent Financial November Futures	11/2020	3	(16)	5	0	0
WTI Brent Financial October Futures	10/2019	56	(290)	217	0	(3)
WTI Brent Financial October Futures	10/2020	3	(16)	5	0	0
WTI Brent Financial September Futures	09/2020	3	(16)	5	0	0
WTI Crude December Futures	11/2019	742	40,053	(789)	0	(782)
WTI Crude December Futures	11/2020	4,197	211,990	(15,198)	0	(4,743)
WTI Crude July Futures	06/2020	948	48,775	(3,739)	0	(1,242)
WTI Crude July Futures	06/2021	94	4,701	(22)	0	(88)
WTI Crude June Futures	05/2020	45	2,330	(28)	0	(62)
WTI Crude June Futures	05/2021	2,218	111,055	(5,709)	0	(2,129)
WTI Crude March Futures	02/2020	342	18,092	(3,472)	0	(544)
WTI Crude May Futures	04/2021	94	4,709	(22)	0	(93)
WTI Crude November Futures	10/2019	101	5,461	(822)	0	(236)
WTI Crude September Futures	08/2020	394	20,070	(1,804)	0	(481)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2019	39	91	(32)	0	(3)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2019	39	108	(15)	0	(4)
WTI Midland vs WTI Trade April Futures	03/2020	35	68	40	0	(3)
WTI Midland vs WTI Trade August Futures	07/2020	43	84	67	0	(3)
WTI Midland vs WTI Trade December Futures	11/2020	43	88	68	0	(3)
WTI Midland vs WTI Trade February Futures	01/2020	35	66	39	0	(2)
WTI Midland vs WTI Trade January Futures	12/2019	35	66	39	0	(2)
WTI Midland vs WTI Trade July Futures	06/2020	43	84	67	0	(3)
WTI Midland vs WTI Trade June Futures	05/2020	35	68	40	0	(3)
WTI Midland vs WTI Trade March Futures	02/2020	35	66	39	0	(2)
WTI Midland vs WTI Trade May Futures	04/2020	35	68	40	0	(3)
WTI Midland vs WTI Trade November Futures	10/2020	43	88	68	0	(3)
WTI Midland vs WTI Trade October Futures	09/2020	43	88	68	0	(3)
WTI Midland vs WTI Trade September Futures	08/2020	43	84	67	0	(3)

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Zinc March Futures	03/2020	77	$4,563	$84	$84	$0
Zinc November Futures	11/2019	179	10,791	491	491	0

				$(49,153)	$2,995	$(23,607)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum March Futures	03/2020	138	$(5,984)	$223	$223	$0
Arabica Coffee March Futures	03/2020	93	(3,651)	(43)	0	(9)
Brent Crude December Futures	10/2019	1,420	(84,135)	(219)	2,542	0
Brent Crude December Futures	10/2022	571	(31,896)	2,572	371	0
Brent Crude December Futures	10/2023	658	(37,368)	1,203	349	0
Brent Crude June Futures	04/2020	1,416	(80,471)	2,472	1,827	0
Brent Crude June Futures	04/2022	485	(26,956)	1,023	369	0
Call Options Strike @ USD 63.000 on Brent Crude December 2019 Futures(1)	10/2019	216	(203)	18	147	0
Call Options Strike @ USD 63.500 on Brent Crude December 2019 Futures(1)	10/2019	48	(40)	15	30	0
Call Options Strike @ USD 64.000 on Brent Crude December 2019 Futures (1)	10/2019	108	(81)	29	63	0
Call Options Strike @ USD 64.500 on Brent Crude June 2020 Futures(1)	04/2020	150	(416)	639	79	0
Call Options Strike @ USD 65.000 on Brent Crude December 2019 Futures(1)	10/2019	48	(29)	22	23	0
Call Options Strike @ USD 65.000 on Brent Crude June 2020 Futures(1)	04/2020	64	(168)	268	33	0
Call Options Strike @ USD 65.250 on Brent Crude June 2020 Futures(1)	04/2020	72	(184)	312	36	0
Call Options Strike @ USD 65.500 on Brent Crude June 2020 Futures(1)	04/2020	189	(471)	846	93	0
Call Options Strike @ USD 66.000 on Brent Crude January 2020 Futures(1)	11/2019	12	(11)	5	5	0
Call Options Strike @ USD 66.000 on Brent Crude June 2020 Futures(1)	04/2020	50	(118)	219	24	0
Call Options Strike @ USD 66.500 on Brent Crude June 2020 Futures(1)	04/2020	50	(112)	220	23	0
Call Options Strike @ USD 67.000 on Brent Crude January 2020 Futures(1)	11/2019	132	(104)	62	50	0
Call Options Strike @ USD 68.000 on Brent Crude January 2020 Futures(1)	11/2019	108	(73)	72	35	0
Call Options Strike @ USD 69.000 on Brent Crude January 2020 Futures(1)	11/2019	60	(35)	43	17	0
Call Options Strike @ USD 69.000 on Brent Crude June 2020 Futures(1)	04/2020	275	(468)	1,311	99	0
Call Options Strike @ USD 70.000 on Brent Crude January 2020 Futures(1)	11/2019	60	(30)	62	14	0
Call Options Strike @ USD 71.000 on Brent Crude January 2020 Futures(1)	11/2019	48	(21)	47	10	0
Cocoa December Futures	12/2019	101	(2,466)	(186)	48	0
Copper December Futures	12/2019	1,383	(89,152)	5,567	657	0
Corn December Futures	12/2019	2,144	(41,594)	640	0	(1,768)
Corn July Futures	07/2020	574	(11,724)	1,208	0	(344)
Corn March Futures	03/2020	592	(11,825)	(509)	0	(466)
Cotton No. 2 March Futures	03/2020	147	(4,524)	(149)	6	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	38	$(7,217)	$85	$5	$(2)
Gold 100 oz. December Futures	12/2019	87	(12,814)	310	345	0
Henry Hub Natural Gas December Futures	11/2019	41	(257)	28	6	0
Henry Hub Natural Gas November Futures	10/2019	40	(233)	45	7	0
Natural Gas April Futures	03/2020	15	(262)	4	3	0
Natural Gas April Futures	03/2020	422	(9,638)	1,241	118	0
Natural Gas August Futures	07/2020	15	(251)	24	1	(2)
Natural Gas December Futures	11/2019	653	(16,351)	963	398	0
Natural Gas January Futures	12/2019	138	(3,618)	331	100	0
Natural Gas July Futures	06/2020	15	(247)	28	1	(2)
Natural Gas June Futures	05/2020	15	(238)	27	1	(1)
Natural Gas March Futures	02/2020	62	(1,552)	13	14	(2)
Natural Gas May Futures	04/2020	15	(260)	15	1	0
Natural Gas May Futures	04/2020	572	(12,944)	573	149	0
Natural Gas September Futures	08/2020	15	(255)	10	4	0
New York Harbor ULSD December Futures	11/2019	68	(5,393)	163	112	0
New York Harbor ULSD November Futures	10/2019	23	(1,833)	(14)	37	0
Nickel November Futures	11/2019	115	(11,806)	(1,207)	0	(1,207)
Platinum January Futures	01/2020	84	(3,735)	254	197	0
Put Options Strike @ USD 64.500 on Brent Crude June 2020 Futures(1)	04/2020	150	(1,566)	(511)	0	(114)
Put Options Strike @ USD 65.000 on Brent Crude June 2020 Futures(1)	04/2020	64	(691)	(239)	0	(50)
Put Options Strike @ USD 65.250 on Brent Crude June 2020 Futures(1)	04/2020	72	(791)	(279)	0	(57)
Put Options Strike @ USD 65.500 on Brent Crude June 2020 Futures(1)	04/2020	189	(2,109)	(812)	0	(151)
Put Options Strike @ USD 66.000 on Brent Crude June 2020 Futures(1)	04/2020	50	(577)	(239)	0	(41)
Put Options Strike @ USD 66.500 on Brent Crude June 2020 Futures(1)	04/2020	50	(596)	(263)	0	(42)
Put Options Strike @ USD 69.000 on Brent Crude June 2020 Futures(1)	04/2020	275	(3,814)	(2,125)	0	(256)
RBOB Gasoline December Futures	11/2019	68	(4,367)	86	107	0
RBOB Gasoline November Futures	10/2019	250	(16,448)	(331)	420	0
Soybean January Futures	01/2020	79	(3,632)	(38)	0	(87)
Soybean March Futures	03/2020	295	(13,718)	(358)	0	(264)
Soybean Meal December Futures	12/2019	83	(2,498)	39	0	(49)
Soybean Meal January Futures	01/2020	23	(696)	(15)	0	(13)
Soybean Oil January Futures	01/2020	39	(686)	(13)	0	(5)
Sugar No. 11 March Futures	02/2020	860	(12,184)	200	0	(29)
U.S. Treasury 2-Year Note December Futures	12/2019	4	(862)	2	0	0
United Kingdom Long Gilt December Futures	12/2019	345	(56,944)	(325)	0	(165)
Wheat December Futures	12/2019	26	(644)	(21)	0	(11)
Wheat March Futures	03/2020	166	(4,171)	(63)	0	(73)
WTI Crude December Futures	11/2019	2,151	(116,111)	1,923	3,893	0
WTI Crude December Futures	11/2021	2,206	(110,234)	3,823	1,809	0
WTI Crude December Futures	11/2022	1,041	(52,425)	2,723	656	0
WTI Crude February Futures	01/2020	78	(4,159)	127	129	0
WTI Crude January Futures	12/2019	1,125	(60,413)	1,361	1,420	(1)
WTI Crude June Futures	05/2020	12	(621)	38	16	0
WTI Crude June Futures	05/2022	89	(4,452)	153	63	0
WTI Crude March Futures	02/2020	1,186	(62,739)	5,773	1,886	0
WTI Crude November Futures	10/2020	474	(23,999)	1,524	550	0
WTI Crude October Futures	09/2020	78	(3,959)	96	93	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2020	35	(80)	48	1	0

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	43	$(99)	$86	$3	$0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	43	(99)	86	4	0
WTI Houston (Argus) vs. WTI Trade February Futures	01/2020	35	(80)	48	1	0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2019	35	(82)	46	1	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	43	(100)	85	2	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	35	(83)	45	0	(1)
WTI Houston (Argus) vs. WTI Trade March Futures	02/2020	35	(78)	50	1	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	35	(82)	46	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	43	(99)	86	4	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	43	(99)	86	4	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	43	(98)	88	5	0

				$33,921	$19,740	$(5,212)

Total Futures Contracts				$(15,232)	$22,735	$(28,819)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR	1,530	$25	$(7)	$18	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.655%	Semi-Annual	10/19/2023	$	7,700	$0	$397	$397	$0	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		19,280	477	(744)	(267)	7	0
Receive(6)	3-Month USD-LIBOR	2.800	Semi-Annual	10/28/2025		24,980	(12)	(1,598)	(1,610)	6	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		120,200	(385)	(5,608)	(5,993)	19	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		71,600	(313)	(2,909)	(3,222)	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		3,400	(62)	(117)	(179)	1	0
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		11,850	(19)	(198)	(217)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2026	$	94,710	$(937)	$(966)	$(1,903)	$23	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		34,400	1,761	(3,946)	(2,185)	24	0
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029		251,900	590	(1,806)	(1,216)	17	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		32,240	2,791	(6,804)	(4,013)	0	(50)
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		11,000	1,100	(2,262)	(1,162)	0	(16)
Receive	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		5,000	0	(1,517)	(1,517)	0	(8)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045	JPY	990	(3)	0	(3)	0	0
Receive	CPTFEMU	1.165	Maturity	12/15/2021	EUR	2,290	2	(4)	(2)	0	(5)
Receive	CPURNSA	2.069	Maturity	07/15/2022	$	3,500	0	(48)	(48)	0	(3)
Pay	CPURNSA	2.242	Maturity	11/21/2026		39,000	0	1,908	1,908	85	0
Pay	UKRPI	3.350	Maturity	05/15/2030	GBP	13,500	124	(453)	(329)	35	0
Pay	UKRPI	3.300	Maturity	12/15/2030		600	(29)	(8)	(37)	1	0
Pay	UKRPI	3.140	Maturity	04/15/2031		22,600	(2,375)	(334)	(2,709)	56	0
Pay	UKRPI	3.470	Maturity	09/15/2032		5,450	12	(157)	(145)	19	0

							$2,722	$(27,174)	$(24,452)	$304	$(82)

Total Swap Agreements							$2,747	$(27,181)	$(24,434)	$304	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11,461	$22,735	$304	$34,500	$(3,072)	$(28,819)	$(82)	$(31,973)

(j)

Securities with an aggregate market value of $64,068 and cash of $5,105 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	$	1,078	DKK	7,018	$0	$(53)
	10/2019		78,329	GBP	63,570	0	(167)
	11/2019	GBP	63,570	$	78,435	168	0
BPS	10/2019	CLP	714,891		990	10	0
	10/2019	IDR	15,214,353		1,066	0	(7)
	10/2019	KRW	1,264,003		1,057	0	0
	10/2019	TRY	6,217		1,067	0	(31)
	10/2019	$	985	CLP	714,891	0	(5)
	10/2019		1,043	KRW	1,264,003	14	0
	10/2019		2,134	PHP	111,496	17	0
	11/2019		1,162	CAD	1,543	3	0
BRC	10/2019	MXN	30,153	$	1,553	25	0
	10/2019	$	1,067	KRW	1,294,122	14	0
	10/2019		1,045	MXN	20,429	0	(14)
	11/2019	EUR	96	$	106	1	0
	01/2020	$	495	MXN	9,724	0	(10)
	04/2020	DKK	180,520	$	28,196	1,460	0
CBK	10/2019	GBP	64,499		78,712	0	(593)
	10/2019	NZD	4,811		3,039	26	0
	10/2019	$	625	GBP	512	5	0
	11/2019	EUR	1,824	$	2,013	18	0
	11/2019	$	910	EUR	819	0	(15)
	04/2020	DKK	134,725	$	21,105	1,151	0
DUB	10/2019	$	1,057	MXN	20,702	0	(12)
GLM	10/2019	MXN	90,077	$	4,619	60	0
	10/2019	PHP	55,841		1,078	1	0
	10/2019	TRY	6,171		1,067	0	(17)
	10/2019	$	1,067	INR	76,589	14	0
	10/2019		1,067	PHP	55,841	10	0
	01/2020		1,034	DKK	7,015	0	(2)
HUS	10/2019	CLP	702,758	$	968	4	0
	10/2019	IDR	15,110,854		1,068	5	0
	10/2019	TRY	12,346		2,125	0	(47)
	10/2019	$	1,144	GBP	929	0	(1)
	10/2019		1,080	KRW	1,287,126	0	(6)
	10/2019		1,058	MXN	21,331	22	0
	10/2019		1,067	PHP	55,869	11	0
JPM	10/2019	CLP	717,664	$	1,004	19	0
	10/2019	IDR	45,346,668		3,192	8	(10)
	10/2019	$	6,839	EUR	6,264	0	(12)
	10/2019		1,070	IDR	15,129,644	0	(4)
	10/2019		1,067	INR	75,934	5	0
	10/2019		1,562	MXN	30,693	0	(9)
	11/2019	EUR	6,264	$	6,855	11	0
	11/2019	$	462	EUR	420	0	(3)
	01/2020	BRL	9,207	$	2,393	190	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	10/2019	CLP	1,429,782	$	1,976	$15	$0
	10/2019	$	4,877	CLP	3,496,905	0	(80)
	10/2019		1,018	MXN	20,429	17	0
SCX	10/2019	EUR	6,264	$	6,951	124	0
SOG	10/2019	PHP	55,841		1,070	0	(8)
	10/2019	$	2,147	PHP	111,683	8	(1)
SSB	10/2019	CLP	726,846	$	1,017	20	0
	11/2019	$	456	EUR	408	0	(10)
UAG	04/2020	DKK	212,455	$	33,259	1,793	0

Total Forward Foreign Currency Contracts						$5,249	$(1,117)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC Fuel Co. December 2020 Futures «	$13.000	12/31/2020	86	$(144)	$(22)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	36	(49)	(46)
GST	Call - OTC Fuel Co. December 2020 Futures «	14.500	12/31/2019	36	(83)	(13)
	Call - OTC Fuel Co. December 2020 Futures «	13.000	12/31/2020	147	(245)	(40)
	Call - OTC QS Co. December 2020 Futures «	18.000	12/31/2020	36	(88)	(105)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	36	(50)	(64)
JPM	Call - OTC QS Co. December 2020 Futures «	18.100	12/31/2020	77	(200)	(148)
	Call - OTC QS Co. December 2020 Futures «	20.000	12/31/2020	84	(141)	(100)

					$(1,000)	$(538)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	3,100	$(4)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	8,600	(12)	(1)
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	3,000	(4)	(1)
BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	3,300	(4)	(1)
DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	3,200	(4)	(1)
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	4,400	(6)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	5,200	(7)	(1)

						$(41)	$(6)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	$(11)	$0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,000	(98)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	10,900	(496)	(12)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	0

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	$(89)	$0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	47,600	(538)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,400	(266)	(3)

						$(1,633)	$(15)

Total Written Options						$(2,674)	$(559)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat December Futures	$4.805	Maturity	11/22/2019	1,135,000	$0	$(173)	$0	$(173)
	Pay	CBOT Wheat December Futures	5.038	Maturity	11/22/2019	1,140,000	0	91	91	0
	Receive	EURMARGIN 4Q19	6.080	Maturity	12/31/2019	54,300	0	(31)	0	(31)
	Pay	EURMARGIN 4Q19	7.240	Maturity	12/31/2019	63,900	0	110	110	0
	Receive	EURMARGIN CAL20	10.000	Maturity	12/31/2020	382,800	(469)	(36)	0	(505)
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	60,000	(16)	9	0	(7)
	Pay	EXFUMARG 4Q19	11.080	Maturity	12/31/2019	99,150	0	(58)	0	(58)
	Receive	FUELCO 4Q19	16.150	Maturity	12/31/2019	24,309	0	(201)	0	(201)
	Pay	FUELCO 4Q19	13.500	Maturity	12/31/2019	89,100	(20)	990	970	0
	Receive	JETBRENT 4Q19 «	0.700	Maturity	12/31/2019	27,270	0	112	112	0
	Receive	JETBRENT 4Q19 «	0.480	Maturity	12/31/2019	42,627	0	166	166	0
	Pay	JETBRENT CAL19 «	0.000	Maturity	12/31/2019	42,627	0	(129)	0	(129)
	Receive	PLATGOLD F0	598.750	Maturity	01/08/2020	9,700	0	132	132	0
CBK	Receive	KCBT Wheat December Futures	4.350	Maturity	11/22/2019	745,000	0	(148)	0	(148)
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	144,000	5	55	60	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	48,000	0	22	22	0
	Receive	MEHMID CAL20	1.840	Maturity	12/31/2021	400,800	(5)	(72)	0	(77)
GST	Receive	CBOT Corn December Futures	398.750	Maturity	11/22/2019	715,000	0	(77)	0	(77)
	Receive	CBOT Corn December Futures	402.250	Maturity	11/22/2019	3,195,000	0	(454)	0	(454)
	Receive	CBOT Corn December Futures	403.250	Maturity	11/22/2019	1,550,000	0	(236)	0	(236)
	Pay	CBOT Wheat December Futures	4.740	Maturity	11/22/2019	1,235,000	0	(268)	0	(268)
	Pay	CBOT Wheat December Futures	4.830	Maturity	11/22/2019	1,715,000	0	(218)	0	(218)
	Pay	CBOT Wheat December Futures	4.910	Maturity	11/22/2019	905,000	0	(43)	0	(43)
	Pay	CBOT Wheat December Futures	4.980	Maturity	11/22/2019	650,000	0	15	15	0
	Pay	CBOT Wheat December Futures	5.030	Maturity	11/22/2019	910,000	0	66	66	0
	Pay	CBOT Wheat December Futures	5.038	Maturity	11/22/2019	600,000	0	48	48	0
	Receive	CLCO CAL19	5.300	Maturity	12/31/2019	58,500	1	27	28	0
	Pay	Cotton No. 2 December Futures	73.580	Maturity	11/08/2019	2,900,000	0	369	369	0
	Pay	EBOBFUEL 4Q19	26.450	Maturity	12/31/2019	39,900	0	(124)	0	(124)
	Receive	EURMARGIN CAL19	7.050	Maturity	12/31/2019	139,800	(26)	(90)	0	(116)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	EURMARGIN CAL20	$8.550	Maturity	12/31/2020	202,800	$(8)	$30	$22	$0
	Receive	EUROBOBCO CAL20	6.150	Maturity	12/31/2020	36,000	0	19	19	0
	Receive	EUROBOBCO CAL21	5.050	Maturity	12/31/2021	24,000	0	14	14	0
	Pay	JETBRENT CAL19 «	0.000	Maturity	12/31/2019	27,270	0	(89)	0	(89)
	Receive	KCBT Wheat December Futures	4.020	Maturity	11/22/2019	722,500	0	94	94	0
	Receive	KCBT Wheat December Futures	4.335	Maturity	11/22/2019	722,500	0	(133)	0	(133)
	Receive	KCBT Wheat December Futures	4.915	Maturity	11/22/2019	560,000	0	(427)	0	(427)
	Pay	MARSDUB 2H19	3.725	Maturity	12/31/2019	30,000	0	(20)	0	(20)
	Receive	MEHCL CAL19	2.650	Maturity	12/31/2019	39,000	(15)	12	0	(3)
	Receive	MEHDUB CAL20	0.750	Maturity	12/31/2020	40,800	0	34	34	0
	Receive	Options on KCBT Wheat December Futures	0.695	Maturity	11/22/2019	1,140,000	0	(128)	0	(128)
	Receive	PLATGOLD F0	599.250	Maturity	01/08/2020	3,950	0	56	56	0
JPM	Pay	CBOT Soybean November Futures	948.000	Maturity	10/25/2019	1,480,000	0	621	621	0
	Pay	CBOT Soybean November Futures	953.688	Maturity	10/25/2019	1,560,000	0	743	743	0
	Pay	CBOT Wheat December Futures	4.884	Maturity	11/22/2019	440,000	0	(32)	0	(32)
	Pay	CBOT Wheat December Futures	4.910	Maturity	11/22/2019	440,000	0	(21)	0	(21)
	Pay	CBOT Wheat December Futures	5.040	Maturity	11/22/2019	810,000	0	67	67	0
	Pay	Cotton No. 2 December Futures	63.200	Maturity	11/08/2019	1,100,000	0	26	26	0
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	37,200	0	295	295	0
	Receive	EURMARGIN CAL19	6.750	Maturity	12/31/2019	39,900	(15)	(6)	0	(21)
	Receive	EURMARGIN CAL20	8.750	Maturity	12/31/2020	52,800	0	(5)	0	(5)
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	98,400	(1)	(119)	0	(120)
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	48,000	(22)	16	0	(6)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	52,800	(23)	(81)	0	(104)
	Pay	FUELCO 4Q19	13.000	Maturity	12/31/2019	23,700	0	270	270	0
	Receive	KCBT Wheat December Futures	4.485	Maturity	11/22/2019	345,000	0	(115)	0	(115)
	Receive	KCBT Wheat December Futures	4.500	Maturity	11/22/2019	370,000	0	(129)	0	(129)
	Receive	KCBT Wheat December Futures	4.533	Maturity	11/22/2019	345,000	0	(132)	0	(132)
	Receive	KCBT Wheat December Futures	4.568	Maturity	11/22/2019	375,000	0	(156)	0	(156)
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	70,800	2	49	51	0
	Receive	MARSDUB 2H19	5.650	Maturity	12/31/2019	30,000	0	78	78	0
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	72,000	0	30	30	0
MAC	Receive	CLCO CAL19	5.380	Maturity	12/31/2019	52,200	(14)	44	30	0
	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	36,000	0	280	280	0
	Receive	EURMARGIN 2H19	6.960	Maturity	12/31/2019	14,100	0	(10)	0	(10)
	Receive	EURMARGIN 4Q19	5.400	Maturity	12/31/2019	50,100	0	6	6	0
	Receive	EURMARGIN CAL19	6.710	Maturity	12/31/2019	13,500	0	(7)	0	(7)
	Receive	EURMARGIN CAL19	8.500	Maturity	12/31/2019	12,300	0	(1)	0	(1)
	Receive	EURMARGIN CAL20	8.500	Maturity	12/31/2020	78,000	0	12	12	0
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	28,800	0	20	20	0
	Receive	KCBT Wheat December Futures	4.380	Maturity	11/22/2019	855,000	0	(196)	0	(196)
	Receive	LLSDUB CAL20	0.300	Maturity	12/31/2020	40,800	0	34	34	0
	Receive	MEHCL CAL19	2.700	Maturity	12/31/2019	34,800	0	(5)	0	(5)
	Receive	MEHDUB CAL20	0.700	Maturity	12/31/2020	60,000	14	34	48	0

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Receive	EBOBFUEL CAL20	$21.500	Maturity	12/31/2020	29,280	$0	$245	$245	$0
	Receive	EURMARGIN 2H19	6.870	Maturity	12/31/2019	27,900	0	(18)	0	(18)
	Receive	EURMARGIN 2H19	6.970	Maturity	12/31/2019	27,600	0	(21)	0	(21)
	Receive	EURMARGIN 2H19	7.150	Maturity	12/31/2019	26,700	0	(25)	0	(25)
	Receive	EURMARGIN 2Q4Q19	6.580	Maturity	12/31/2019	7,200	0	(3)	0	(3)
	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	55,500	0	(27)	0	(27)
	Receive	EURMARGIN 4Q19	6.060	Maturity	12/31/2019	69,000	0	(38)	0	(38)
	Receive	EURMARGIN CAL19	8.920	Maturity	12/31/2019	51,000	0	(25)	0	(25)
	Receive	EURMARGIN CAL20	8.520	Maturity	12/31/2020	88,800	0	12	12	0
	Receive	EURMARGIN CAL20	8.580	Maturity	12/31/2020	45,600	0	4	4	0
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	76,800	0	(15)	0	(15)
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	51,600	0	(66)	0	(66)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	108,000	0	(164)	0	(164)
	Receive	EUROBOBCO CAL21	4.970	Maturity	12/31/2021	22,800	0	15	15	0
	Receive	EUROBOBCO CAL21	5.250	Maturity	12/31/2021	31,200	0	13	13	0
	Receive	EUROBOBCO CAL21	5.350	Maturity	12/31/2021	24,000	0	7	7	0
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	12,000	0	1	1	0
	Receive	EUROBOBCO CAL21	5.800	Maturity	12/31/2021	8,400	0	(1)	0	(1)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	32,400	0	(62)	0	(62)
	Pay	EXFUMARG 4Q19	11.150	Maturity	12/31/2019	99,150	0	(51)	0	(51)
	Pay	EXFUMARG 4Q19	11.220	Maturity	12/31/2019	4,800	0	(2)	0	(2)
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	12,000	0	5	5	0

							$(612)	$710	$5,341	$(5,243)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$	109	$(3)	$4	$1	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,100	(139)	179	40	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		90	(3)	4	1	0

							$(145)	$187	$42	$0

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1T Index	74,587	1.980% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	$25,306	$0	$(1,056)	$0	$(1,056)
	Receive	BCOMF1TN Index	215,897	0.120%	Monthly	02/14/2020	36,859	0	102	102	0
	Receive	BCOMTR Index	81,231	1.960% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	13,992	0	(623)	0	(623)
	Receive	CSIXTR Index	46,405	2.030% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	181,309	0	(11,934)	0	(11,934)
CBK	Receive	CIXBXMB2 Index	3,062,326	0.170%	Monthly	02/14/2020	342,381	0	633	633	0
	Receive	CSIXTR Index	26,563	2.030% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	103,784	0	(6,831)	0	(6,831)
CIB	Receive	BCOMSK2 Index	229,736	0.200%	Monthly	02/14/2020	34,850	0	(3,917)	0	(3,917)
	Receive	CSIXTR Index	29,724	2.030% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	116,132	0	(7,644)	0	(7,644)
	Receive	PIMCODB Index	67,348	0.000%	Monthly	02/14/2020	7,049	0	(457)	0	(457)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	BCOMSK3 Index	200,597	0.180%	Monthly	02/14/2020	$28,200	$0	$(3,171)	$0	$(3,171)
	Receive	CSIXTR Index	111,189	1.980% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	434,424	0	(28,586)	0	(28,586)
GST	Receive	BCOMF1T Index	48,149	1.980% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	16,336	0	(681)	0	(681)
	Receive	BCOMTR Index	138,565	1.970% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	23,869	0	(1,063)	0	(1,063)
	Receive	CMDSKEWLS Index(9)	126,198	0.250%	Monthly	02/14/2020	28,145	0	(3,161)	0	(3,161)
	Receive	CSIXTR Index	170,157	2.010% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	664,818	0	(43,754)	0	(43,754)
JPM	Pay	BCOMTR Index	3,295,820	1.970% (3-Month U.S. Treasury Bill rate)	Monthly	01/15/2020	567,719	0	25,282	25,282	0
	Receive	BCOMF1T Index	1,434,846	1.990% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	486,805	0	(20,312)	0	(20,312)
	Receive	CSIXTR Index	70,378	2.020% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	274,971	0	(18,098)	0	(18,098)
	Receive	JMABCT3E Index(10)	2,347,603	0.150%	Monthly	02/14/2020	269,622	0	111	111	0
	Receive	JMABDEWE Index(11)	70,634	0.300%	Monthly	02/14/2020	80,884	0	(1,008)	0	(1,008)
	Receive	JMABFNJ2 Index(12)	552,757	0.000%	Monthly	02/14/2020	53,792	0	(472)	0	(472)
	Receive	JMABNIC2 Index(13)	167,561	0.170%	Monthly	02/14/2020	73,218	0	(3,085)	0	(3,085)
MAC	Receive	BCOMSK1 Index	197,783	0.170%	Monthly	02/14/2020	30,184	0	(3,390)	0	(3,390)
	Receive	BCOMSK4 Index	186,452	0.170%	Monthly	02/14/2020	23,614	0	(2,655)	0	(2,655)
	Receive	CSIXTR Index	59,018	2.020% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	230,590	0	(15,177)	0	(15,177)
	Receive	PIMCODB Index(14)	594,248	0.000%	Monthly	02/14/2020	62,192	0	(4,032)	0	(4,032)
MEI	Receive	CSIXTR Index	14,364	2.030% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	56,121	0	(3,694)	0	(3,694)
RBC	Receive	CSIXTR Index	13,591	2.030% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	53,101	0	(3,495)	0	(3,495)
SOG	Receive	CSIXTR Index	124,042	1.990% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	484,641	0	(31,892)	0	(31,892)

								$0	$(194,060)	$26,128	$(220,188)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	GOLDLNPM Index(7)	3.063%	Maturity	10/08/2019	$23,086	$0	$409	$409	$0
	Pay	GOLDLNPM Index(7)	1.960	Maturity	05/12/2020	16,678	0	57	57	0
	Receive	SLVRLND Index(7)	7.023	Maturity	10/08/2019	15,245	0	(583)	0	(583)
	Receive	SLVRLND Index(7)	4.580	Maturity	05/12/2020	10,911	0	(53)	0	(53)
SOG	Pay	GOLDLNPM Index(7)	1.782	Maturity	06/08/2020	13,933	0	14	14	0
	Receive	SLVRLND Index(7)	4.410	Maturity	06/08/2020	8,857	0	(13)	0	(13)

							$0	$(169)	$480	$(649)

Total Swap Agreements							$(757)	$(193,332)	$31,991	$(226,080)

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$168	$0	$0	$168	$(220)	$(1)	$0	$(221)	$(53)	$0	$(53)
BPS	44	0	1,683	1,727	(43)	(69)	(14,717)	(14,829)	(13,102)	10,345	(2,757)
BRC	1,500	0	0	1,500	(24)	(1)	0	(25)	1,475	(1,240)	235
CBK	1,200	0	715	1,915	(608)	0	(7,056)	(7,664)	(5,749)	5,592	(157)
CIB	0	0	0	0	0	0	(12,018)	(12,018)	(12,018)	9,734	(2,284)
DUB	0	0	41	41	(12)	(1)	0	(13)	28	(50)	(22)
FBF	0	0	0	0	0	0	(31,757)	(31,757)	(31,757)	26,118	(5,639)
GLM	85	0	0	85	(19)	(12)	0	(31)	54	(390)	(336)
GST	0	0	765	765	0	(224)	(50,995)	(51,219)	(50,454)	41,838	(8,616)
HUS	42	0	0	42	(54)	0	0	(54)	(12)	0	(12)
JPM	233	0	27,574	27,807	(38)	(251)	(43,816)	(44,105)	(16,298)	11,484	(4,814)
MAC	0	0	430	430	0	0	(25,473)	(25,473)	(25,043)	20,072	(4,971)
MEI	0	0	0	0	0	0	(3,694)	(3,694)	(3,694)	3,052	(642)
MYC	0	0	769	769	0	0	(1,154)	(1,154)	(385)	(664)	(1,049)
RBC	0	0	0	0	0	0	(3,495)	(3,495)	(3,495)	2,628	(867)
RYL	32	0	0	32	(80)	0	0	(80)	(48)	(70)	(118)
SCX	124	0	0	124	0	0	0	0	124	0	124
SOG	8	0	14	22	(9)	0	(31,905)	(31,914)	(31,892)	26,608	(5,284)
SSB	20	0	0	20	(10)	0	0	(10)	10	0	10
UAG	1,793	0	0	1,793	0	0	0	0	1,793	(1,630)	163

Total Over the Counter	$5,249	$0	$31,991	$37,240	$(1,117)	$(559)	$(226,080)	$(227,756)

(l)

Securities with an aggregate market value of $158,241 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(9)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2019 Futures	8.7%	$2,460
Gas Oil November 2019 Futures	1.5	427
New York Harbor ULSD November 2019 Futures	6.1	1,715
RBOB Gasoline November 2019 Futures	6.2	1,756
WTI Crude November 2019 Futures	9.2	2,601

Total Long Futures Contracts		$8,959

Cash	34.0%	$9,571

		$18,530

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Arabica Coffee December 2019 Futures	1.2%	$327
Copper December 2019 Futures	5.0	1,417
Corn December 2019 Futures	2.9	802
Cotton No. 02 December 2019 Futures	0.6	160
Gold 100 oz. December 2019 Futures	4.9	1,381
Hard Red Winter Wheat December 2019 Futures	0.5	144
Silver December 2019 Futures	1.2	327
Soybean Meal December 2019 Futures	1.5	431
Soybean Oil December 2019 Futures	1.5	424
Soybeans November 2019 Futures	5.4	1,521
Sugar No. 11 March 2020 Futures	6.8	1,909
Wheat December 2019 Futures	2.8	772

Total Short Futures Contracts		$9,615

		$28,145

(10)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Soybean Oil January 2020 Futures	2.8%	$7,543

Total Long Futures Contracts		$7,543

Cash	94.4%	$254,542

		$262,085

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Soybean Oil December 2019 Futures	2.8%	$7,537

Total Short Futures Contracts		$7,537

		$269,622

(11)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2019 Futures	10.0%	$8,084
LME - Copper November 2021 Futures	2.3	1,873
Nickel November 2019 Futures	2.3	1,871
RBOB Gasoline November 2019 Futures	4.4	3,548
Soybean Meal December 2019 Futures	6.0	4,811
Soybeans November 2019 Futures	8.3	6,665

Total Long Futures Contracts		$26,852

Cash	33.3%	$26,951

		$53,803

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2021 Futures	2.3%	$1,870
Arabica Coffee December 2019 Futures	1.2	989
Cocoa December 2019 Futures	1.2	970
Corn December 2019 Futures	6.1	4,926
ICE - Natural Gas November 2019 Futures	2.1	1,712
Lean Hogs December 2019 Futures	1.3	1,028
New York Harbor ULSD November 2019 Futures	8.8	7,132
NYMEX - Natural Gas November 2021 Futures	2.1	1,698
Wheat December 2019 Futures	5.9	4,799
Zinc November 2019 Futures	2.4	1,957

Total Short Futures Contracts		$27,081

		$80,884

44	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(12)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2020 Futures	1.9%	$1,021
Cocoa March 2020 Futures	2.3	1,254
Gas Oil March 2020 Futures	2.1	1,149
Lead March 2020 Futures	0.6	329
New York Harbor ULSD March 2020 Futures	2.1	1,142
Nickel March 2020 Futures	1.7	923
NYMEX - Natural Gas March 2022 Futures	0.9	483
RBOB Gasoline March 2020 Futures	1.9	1,002
Zinc March 2020 Futures	2.5	1,329

Total Long Futures Contracts		$8,632

Cash	63.6%	$34,209

		$42,841

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	3.2%	$1,738
Arabica Coffee March 2020 Futures	1.9	1,043
Corn March 2020 Futures	2.3	1,212
Cotton No. 02 March 2020 Futures	2.5	1,309
Gold 100 oz. December 2019 Futures	3.6	1,961
Platinum January 2020 Futures	0.6	315
Silver December 2019 Futures	1.0	538
Soybeans March 2020 Futures	3.1	1,638
Wheat March 2020 Futures	2.2	1,197

Total Short Futures Contracts		$10,951

		$53,792

(13)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2020 Futures	13.9%	$10,146
Copper March 2020 Futures	9.7	7,142
Gas Oil January 2020 Futures	5.7	4,188
Gold 100 oz. February 2020 Futures	14.8	10,859
Lean Hogs February 2020 Futures	1.1	803
Live Cattle February 2020 Futures	1.8	1,356
New York Harbor ULSD January 2020 Futures	5.7	4,159
Nickel January 2020 Futures	9.5	6,965
RBOB Gasoline January 2020 Futures	8.0	5,892

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Silver March 2020 Futures	4.5%	$3,271
Soybean Meal January 2020 Futures	6.9	5,032
Soybeans January 2020 Futures	16.4	11,985
Sugar No. 11 March 2020 Futures	1.9	1,391

Total Long Futures Contracts		$73,189

Cash	0.1%	29

Total Notional Amount		$73,218

(14)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2021 Futures	2.0%	$1,238
Arabica Coffee December 2019 Futures	1.0	638
Brent Crude January 2020 Futures	7.3	4,527
Brent Crude March 2020 Futures	3.3	2,073
Cocoa December 2019 Futures	0.2	114
Cocoa March 2020 Futures	4.7	2,920
Copper December 2019 Futures	0.4	279
Corn December 2019 Futures	1.0	608
Cotton No. 02 December 2019 Futures	0.4	229
Gas Oil March 2020 Futures	6.8	4,217
Gas Oil November 2019 Futures	2.2	1,342
Gold 100 oz. December 2019 Futures	3.2	2,001
Gold 100 oz. February 2020 Futures	12.3	7,655
Hard Red Winter Wheat December 2019 Futures	0.6	361
Lead March 2020 Futures	0.8	528
Live Cattle December 2019 Futures	1.6	982
New York Harbor ULSD March 2020 Futures	4.6	2,866
New York Harbor ULSD November 2019 Futures	5.5	3,453
Nickel March 2020 Futures	5.7	3,544
NYMEX - Natural Gas March 2022 Futures	2.1	1,303

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas November 2021 Futures	3.4%	$2,103
RBOB Gasoline March 2020 Futures	5.2	3,216
RBOB Gasoline November 2019 Futures	4.9	3,077
Silver December 2019 Futures	2.5	1,591
Silver March 2020 Futures	5.0	3,114
Soybean Meal December 2019 Futures	0.2	119
Soybean Oil December 2019 Futures	0.8	469
Soybean Oil March 2020 Futures	3.2	1,982
Soybeans November 2019 Futures	0.6	359
Sugar No. 11 March 2020 Futures	0.9	580
Wheat December 2019 Futures	0.8	484
Wheat March 2020 Futures	1.8	1,143
WTI Crude March 2020 Futures	2.4	1,475
WTI Crude November 2019 Futures	7.4	4,608
Zinc March 2020 Futures	3.6	2,245
Zinc November 2019 Futures	2.9	1,782

Total Long Futures Contracts		$69,225

Cash	(11.3)%	$(7,033)

Total Notional Amount		$62,192

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$11,461	$0	$0	$0	$0	$11,461
Futures	22,730	0	0	0	5	22,735
Swap Agreements	0	0	0	0	304	304

	$34,191	$0	$0	$0	$309	$34,500

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,249	$0	$5,249
Swap Agreements	31,949	42	0	0	0	31,991

	$31,949	$42	$0	$5,249	$0	$37,240

	$66,140	$42	$0	$5,249	$309	$71,740

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$3,072	$0	$0	$0	$0	$3,072
Futures	28,570	0	0	0	249	28,819
Swap Agreements	0	0	0	0	82	82

	$31,642	$0	$0	$0	$331	$31,973

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,117	$0	$1,117
Written Options	538	6	0	0	15	559
Swap Agreements	226,080	0	0	0	0	226,080

	$226,618	$6	$0	$1,117	$15	$227,756

	$258,260	$6	$0	$1,117	$346	$259,729

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(994)	$0	$0	$0	$0	$(994)
Written Options	2,953	0	0	0	0	2,953
Futures	(21,169)	0	0	0	2,463	(18,706)
Swap Agreements	0	9	0	0	(16,370)	(16,361)

	$(19,210)	$9	$0	$0	$(13,907)	$(33,108)

46	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,808	$0	$8,808
Written Options	568	198	0	0	80	846
Swap Agreements	64,655	8	0	0	0	64,663

	$65,223	$206	$0	$8,808	$80	$74,317

	$46,013	$215	$0	$8,808	$(13,827)	$41,209

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$497	$0	$0	$0	$0	$497
Written Options	1,162	0	0	0	0	1,162
Futures	3,458	0	0	0	(1,682)	1,776
Swap Agreements	0	(4)	0	0	(23,228)	(23,232)

	$5,117	$(4)	$0	$0	$(24,910)	$(19,797)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,220	$0	$1,220
Written Options	445	(24)	0	0	23	444
Swap Agreements	(199,681)	9	0	0	0	(199,672)

	$(199,236)	$(15)	$0	$1,220	$23	$(198,008)

	$(194,119)	$(19)	$0	$1,220	$(24,887)	$(217,805)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$192,142	$0	$192,142
Industrials	0	194,056	0	194,056
Specialty Finance	0	10,318	0	10,318
Utilities	0	46,226	0	46,226
U.S. Government Agencies	0	591,618	0	591,618
U.S. Treasury Obligations	0	266,880	0	266,880
Non-Agency Mortgage-Backed Securities	0	67,096	0	67,096
Asset-Backed Securities	0	158,840	0	158,840
Sovereign Issues	0	65,140	0	65,140
Short-Term Instruments
Certificates of Deposit	0	22,705	0	22,705
Repurchase Agreements	0	1,521,240	0	1,521,240
U.S. Treasury Bills	0	137,801	0	137,801
	$0	$3,274,062	$0	$3,274,062

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$783,494	$0	$0	$783,494
Total Investments	$783,494	$3,274,062	$0	$4,057,556

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(50,954)	$0	$(50,954)
U.S. Treasury Obligations	0	(9,583)	0	(9,583)
	$0	$(60,537)	$0	$(60,537)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	34,196	304	0	34,500
Over the counter	0	36,962	278	37,240
	$34,196	$37,266	$278	$71,740

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(31,891)	(82)	0	(31,973)
Over the counter	0	(227,000)	(756)	(227,756)
	$(31,891)	$(227,082)	$(756)	$(259,729)
Total Financial Derivative Instruments	$2,305	$(189,816)	$(478)	$(187,989)
Totals	$785,799	$3,023,709	$(478)	$3,809,030

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

48	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

50	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may

52	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements (Cont.)

determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

54	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

56	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$365,538	$5,494	$(1)	$0	$149	$371,180	$5,493	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$360	$794,339	$(382,500)	$(2)	$117	$412,314	$3,539	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Notes to Financial Statements (Cont.)

fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the

58	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Notes to Financial Statements (Cont.)

instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to

60	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Notes to Financial Statements (Cont.)

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

62	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Notes to Financial Statements (Cont.)

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and

64	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Notes to Financial Statements (Cont.)

commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap

66	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Notes to Financial Statements (Cont.)

a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

68	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements (Cont.)

perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

70	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements (Cont.)

Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

72	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act

74	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the amount was $3,035,372. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Notes to Financial Statements (Cont.)

designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$0	$605

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$3,804,960	$3,835,739	$9,854	$94,311

†	A zero balance may reflect actual amounts rounding to less than one thousand.

76	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	59,808	$307,229	186,090	$1,106,614

I-2	30,103	158,379	99,918	588,472

I-3	663	3,610	5,969	36,641	(a)

Administrative Class	206	1,060	1,780	10,547

Class A	2,960	15,508	15,296	89,588

Class C	122	600	1,366	8,027

Issued as reinvestment of distributions

Institutional Class	5,805	29,433	64,859	368,040

I-2	1,995	10,065	13,587	75,431

I-3	67	335	534	2,823	(a)

Administrative Class	10	53	156	865

Class A	206	1,030	2,616	14,797

Class C	21	100	361	1,922

Cost of shares redeemed

Institutional Class	(53,109)	(284,275)	(351,475)	(2,052,378)

I-2	(16,822)	(88,146)	(50,675)	(281,529)

I-3	(912)	(4,844)	(2,417)	(13,046	)(a)

Administrative Class	(798)	(4,342)	(944)	(5,344)

Class A	(5,366)	(27,798)	(20,760)	(120,247)

Class C	(722)	(3,586)	(1,392)	(7,332)

Net increase (decrease) resulting from Fund share transactions	24,237	$114,411	(35,131)	$(176,109)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

As of September 30, 2019, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 26% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Notes to Financial Statements (Cont.)

May 7, 2010, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 31.3% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS

78	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2019

specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommoditiesPLUS® Strategy Fund	$54,445	$36,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2019

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$4,255,537	$112,657	$(592,968)	$(480,311)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	JP Morgan Securities, Inc.
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MEI	Merrill Lynch International
BPG	BNP Paribas Securities Corp.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	PER	Pershing LLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RDR	RBC Capital Markets LLC
DEU	Deutsche Bank Securities, Inc.	RYL	Royal Bank of Scotland PLC
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SGY	Societe Generale, New York
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	KRW	South Korean Won
CLP	Chilean Peso	MXN	Mexican Peso
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	PHP	Philippine Peso
GBP	British Pound	TRY	Turkish New Lira
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter
KCBT	Kansas City Board of Trade

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	JETBRENT	Jet Brent Crack Swaps
BCOMSK	Bloomberg Commodity Index	JMABCT3E	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	JMABDEWE	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	JMABFNJ2	J.P. Morgan Custom Commodity Index
CDX.IG	Credit Derivatives Index - Investment Grade	JMABNIC	J.P. Morgan Nic Custom Index
CIXBXMB	Custom Commodity Index	LLS	Light Louisiana Sweet Crude
CLCO	ICE BofAML Large Cap Contingent Capital	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai
CMBX	Commercial Mortgage-Backed Index	MARSDUB	Mars (Argus) vs. Calendar Dubai
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHCL	Magellan East Houston WTI Crude Oil Futures
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MEHCO	Magellan East Houston WTI Crude Oil Options
CPTFEMU	Eurozone HICP ex-Tobacco Index	MEHDUB	Magellan East Houston WTI Crude Oil vs. Dubai Crude Oil
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	NDEX	ICE Endex
EBOBFUEL	Argus Eurobob Oxy Gasoline	PIMCODB	PIMCO Custom Commodity Basket
EURMARGIN	European Refined Margin	PLATGOLD	Platinum-Gold Spread
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	SLVRLND	London Silver Market Fixing Ltd.
EXFUMARG	Custom Commodity Forward Index	UKRPI	United Kingdom Retail Prices Index
FUELCO	2020 Calendar Margin ICE Fuel Oil vs Brent	ULSD	Ultra-Low Sulfur Diesel
GOLDLNPM	London Gold Market Fixing Ltd. PM	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	RBOB	Reformulated Blendstock for Oxygenate Blending
ALT	Alternate Loan Trust	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	UMBS	Uniform Mortgage-Backed Security
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
NCUA	National Credit Union Administration	YOY	Year-Over-Year
oz.	Ounce

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

88	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

90	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4026SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		16

Benchmark Descriptions		18

Financial Highlights		20

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Statement of Cash Flows		37

Notes to Financial Statements		138

Glossary		162

Approval of Investment Advisory Contract and Other Agreements		163

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Advantage PLUS Fund	7	38

PIMCO RAE Low Volatility PLUS Fund	8	51

PIMCO RAE Low Volatility PLUS EMG Fund	9	57

PIMCO RAE Low Volatility PLUS International Fund	10	68

PIMCO RAE PLUS Fund	11	78

PIMCO RAE PLUS EMG Fund	12	89

PIMCO RAE PLUS International Fund	13	102

PIMCO RAE PLUS Small Fund	14	114

PIMCO RAE Worldwide Long/Short PLUS Fund	15	125

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by

2	PIMCO FUNDAMENTAL INDEX FUNDS

the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would

4	PIMCO FUNDAMENTAL INDEX FUNDS

have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	06/30/10	—	—	07/31/08	—	—	Diversified
PIMCO RAE Low Volatility PLUS Fund	12/30/13	12/30/13	—	—	—	12/30/13	—	—	Diversified
PIMCO RAE Low Volatility PLUS EMG Fund	12/30/13	12/30/13	—	—	—	—	—	—	Diversified
PIMCO RAE Low Volatility PLUS International Fund	12/30/13	12/30/13	12/30/13	—	—	—	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/2018	06/30/05	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	08/23/19	—	—	08/23/19	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the Funds (Cont.)

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX
I-2 - PFAPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Short-Term Instruments‡	33.8%

U.S. Government Agencies	25.0%

U.S. Treasury Obligations	19.5%

Corporate Bonds & Notes	7.8%

Asset-Backed Securities	7.1%

Non-Agency Mortgage-Backed Securities	4.2%

Sovereign Issues	2.0%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	(1.32)%	(3.35)%	(0.96)%	1.77%	3.02%
PIMCO RAE Fundamental Advantage PLUS Fund I-2	(1.33)%	(3.49)%	(1.02)%	1.67%	2.92%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	(1.56)%	(3.75)%	(1.36)%	1.37%	2.60%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(5.21)%	(7.33)%	(2.10)%	0.99%	2.27%
3 Month USD LIBOR Index	1.24%	2.56%	1.27%	0.80%	1.00%
Lipper Alternative Equity Market Neutral Funds Average	(1.87)%	(3.84)%	(1.42)%	1.59%	1.08%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.98% for the Institutional Class shares, 1.08% for I-2 shares and 1.38% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the S&P 500 (“Benchmark Index”). Highlights about the drivers of performance include the following:

»

Overweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the Benchmark Index and the Fund’s holdings outperformed the Benchmark Index.

»	Underweight exposure to the energy sector contributed to relative returns, as the sector underperformed the Benchmark Index.

»	Security selection in the healthcare and industrials sectors, and the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the Benchmark Index.

»	The portfolio’s AR Bond Alpha Strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO RAE Low Volatility PLUS Fund

Institutional Class - PILVX
Class A - PXLVX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Short-Term Instruments‡	36.8%

U.S. Treasury Obligations	26.4%

U.S. Government Agencies	22.1%

Non-Agency Mortgage-Backed Securities	9.4%

Sovereign Issues	3.8%

Asset-Backed Securities	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS Fund Institutional Class	5.54%	6.03%	9.75%	10.18%
PIMCO RAE Low Volatility PLUS Fund Class A	5.19%	5.48%	9.29%	9.72%
PIMCO RAE Low Volatility PLUS Fund Class A (adjusted)	1.20%	1.50%	8.47%	8.99%
S&P 500 Index	6.08%	4.25%	10.84%	10.96%
Lipper Large-Cap Value Funds Average	4.80%	1.92%	7.18%	7.44%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares and 1.27% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS Fund seeks total return which exceeds that of its benchmark, the S&P 500 (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks (“RAE Low Volatility US Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility US Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility US Model Portfolio contributed to returns relative to the Benchmark Index. Highlights about the drivers of performance include the following:

»

Overweight exposure to, and security selection in, the consumer staples sector and the communication services sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the Benchmark Index.

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the Benchmark Index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the Benchmark Index and the Fund’s holdings underperformed the Benchmark Index.

»	Overweight exposure to the energy sector detracted from relative returns, as the sector underperformed the Benchmark Index.

»	The portfolio’s AR Bond Alpha Strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS EMG Fund

Institutional Class - PLVLX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	40.4%

U.S. Government Agencies	21.3%

Corporate Bonds & Notes	9.7%

Short-Term Instruments‡	9.5%

Non-Agency Mortgage-Backed Securities	8.7%

Asset-Backed Securities	6.8%

Sovereign Issues	3.5%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS EMG Fund Institutional Class	(6.83)%	(9.63)%	(0.34)%	0.86%
MSCI Emerging Markets Index	(3.66)%	(2.02)%	2.33%	2.46%
Lipper Emerging Market Funds Average	(1.73)%	0.57%	1.84%	2.00%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end was 1.59% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Low Volatility Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

The Fund’s exposure to the RAE Low Volatility Emerging Markets Model Portfolio detracted from returns relative to the Benchmark Index. Highlights about the drivers of performance include the following:

»	Security selection in the energy sector and the materials sector contributed to relative returns, as the Fund’s holdings outperformed the Benchmark Index.

»	Security selection in the utilities sector and the financials sector detracted from relative returns, as the Fund’s holdings underperformed the Benchmark Index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the Benchmark Index and the Fund’s holdings underperformed the Benchmark Index.

»	The portfolio’s AR Bond Alpha Strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO RAE Low Volatility PLUS International Fund

Institutional Class - PLVTX
I-2 - PLVZX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	29.7%

U.S. Government Agencies	26.0%

Asset-Backed Securities	13.2%

Short-Term Instruments‡	12.0%

Corporate Bonds & Notes	10.5%

Non-Agency Mortgage-Backed Securities	5.2%

Sovereign Issues	3.0%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS International Fund Institutional Class	3.30%	(0.38)%	5.33%	5.46%
PIMCO RAE Low Volatility PLUS International Fund I-2	3.27%	(0.45)%	5.23%	5.37%
MSCI EAFE Index	2.57%	(1.34)%	3.27%	2.61%
Lipper International Multi-Cap Value Funds Average	(0.39)%	(6.60)%	0.90%	0.53%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.91% for the Institutional Class shares and 1.01% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Low Volatility International Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility International Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility International Model Portfolio contributed to returns relative to the Benchmark Index. Highlights about the drivers of performance include the following:

»	Security selection in the financial sector, the real estate sector and the communication services sector contributed to relative returns, as the Fund’s holdings outperformed the Benchmark Index.

»

Underweight exposure to, and selection in, the information technology sector detracted from relative returns, as the sector outperformed the Benchmark Index and the Fund’s holdings underperformed the Benchmark Index.

»	Security selection in the utilities sector detracted from relative returns, as the Fund’s holdings underperformed the Benchmark Index.

»	The portfolio’s AR Bond Alpha Strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Administrative Class - PXTAX
I-2 - PIXPX	Class A - PIXAX
I-3 - PXTNX	Class C - PIXCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	28.1%

U.S. Government Agencies	26.7%

Short-Term Instruments‡	20.0%

Corporate Bonds & Notes	7.8%

Asset-Backed Securities	7.2%

Non-Agency Mortgage-Backed Securities	5.7%

Sovereign Issues	3.7%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	2.94%	(2.04)%	8.06%	14.80%	10.80%
PIMCO RAE PLUS Fund I-2	2.78%	(2.10)%	7.95%	14.69%	10.69%
PIMCO RAE PLUS Fund I-3	2.91%	(2.10)%	7.93%	14.65%	10.64%
PIMCO RAE PLUS Fund Administrative Class	2.77%	(2.24)%	7.78%	14.52%	10.52%
PIMCO RAE PLUS Fund Class A	2.63%	(2.40)%	7.65%	14.36%	10.35%
PIMCO RAE PLUS Fund Class A (adjusted)	(1.22)%	(6.06)%	6.83%	13.92%	10.06%
PIMCO RAE PLUS Fund Class C	2.25%	(3.14)%	6.84%	13.50%	9.54%
PIMCO RAE PLUS Fund Class C (adjusted)	1.25%	(3.99)%	6.84%	13.50%	9.54%
Russell 1000® Value Indexª	5.25%	4.00%	7.79%	11.46%	7.37%
S&P 500 Index	6.08%	4.25%	10.84%	13.24%	8.88%
Lipper Large-Cap Value Funds Average	4.80%	1.92%	7.18%	10.50%	6.96%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of February 28, 2019, the Fund’s primary benchmark was changed from the S&P 500 Index to the Russell 1000® Value Index, which better aligns with the Fund’s investment strategy. The S&P 500 Index is now the Fund’s secondary benchmark.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.93% for the Institutional Class shares, 1.03% for I-2 shares, 1.13% for I-3 shares, 1.18% for Administrative Class shares, 1.33% for Class A shares, and 2.08% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the Russell 1000 Value Index (“Benchmark Index”). Highlights about the drivers of performance include the following:

»

Overweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the Benchmark Index and the Fund’s holdings outperformed the Benchmark Index.

»	Underweight exposure to the energy sector contributed to relative returns, as the sector underperformed the Benchmark Index.

»	Security selection in the healthcare sector, the industrials sector and the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the Benchmark Index.

»	The Fund’s AR Bond Alpha Strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	35.9%

U.S. Government Agencies	27.3%

Corporate Bonds & Notes	11.1%

Asset-Backed Securities	8.4%

Short-Term Instruments‡	8.4%

Non-Agency Mortgage-Backed Securities	4.9%

Sovereign Issues	3.3%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	(3.62)%	(5.18)%	2.23%	4.83%	11.23%
PIMCO RAE PLUS EMG Fund I-2	(3.72)%	(5.31)%	2.15%	4.71%	11.11%
PIMCO RAE PLUS EMG Fund Class A	(3.87)%	(5.67)%	1.80%	4.42%	10.80%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	(7.46)%	(9.19)%	1.03%	4.02%	10.41%
PIMCO RAE PLUS EMG Fund Class C	(4.11)%	(6.26)%	1.08%	3.63%	9.96%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	(5.06)%	(7.20)%	1.08%	3.63%	9.96%
MSCI Emerging Markets Value Indexª	(5.57)%	(5.03)%	0.38%	1.92%	7.65%
MSCI Emerging Markets Index	(3.66)%	(2.02)%	2.33%	3.37%	8.95%
Lipper Emerging Market Funds Average	(1.73)%	0.57%	1.84%	3.51%	8.63%♦

All Fund returns are net of fees and expenses.

ª As of February 28, 2019, the Fund’s primary benchmark was changed from the MSCI Emerging Markets Index to the MSCI Emerging Markets Value Index, which better aligns with the Fund’s investment strategy. The MSCI Emerging Markets Index is now the Fund’s secondary benchmark.

* Cumulative return.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.25% for the Institutional Class shares, 1.35% for I-2 shares, 1.65% for Class A shares, and 2.40% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

The Fund’s exposure to the RAE Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Value Index (“Benchmark Index”). Highlights about the drivers of performance include the following primarily due to the following:

»	Security selection in the energy sector, the financials sector and the consumer staples sector contributed to relative returns, as the Fund’s holdings outperformed the Benchmark Index.

»	Security selection in the utilities sector and the information technology sector detracted from relative returns, as the Fund’s holdings underperformed the Benchmark Index.

»	The portfolio’s AR Bond Alpha Strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	27.8%

U.S. Government Agencies	24.5%

Short-Term Instruments‡	21.4%

Corporate Bonds & Notes	9.4%

Asset-Backed Securities	7.4%

Non-Agency Mortgage-Backed Securities	5.8%

Sovereign Issues	2.8%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	0.19%	(6.20)%	2.16%	7.62%
PIMCO RAE PLUS International Fund I-2	0.12%	(6.34)%	2.07%	7.52%
PIMCO RAE PLUS International Fund Class A	(0.14)%	(6.67)%	1.78%	7.23%
PIMCO RAE PLUS International Fund Class A (adjusted)	(3.94)%	(10.14)%	1.01%	6.71%
MSCI EAFE Value Indexª	(0.23)%	(4.92)%	0.99%	5.65%
MSCI EAFE Index	2.57%	(1.34)%	3.27%	7.04%
Lipper International Multi-Cap Value Funds Average	(0.39)%	(6.60)%	0.90%	5.46%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of February 28, 2019, the Fund’s primary benchmark was changed from the MSCI EAFE Index to the MSCI EAFE Value Index, which better aligns with the Fund’s investment strategy. The MSCI EAFE Index is now the Fund’s secondary benchmark.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.09% for the Institutional Class shares, 1.19% for I-2 shares and 1.44% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

The Fund’s exposure to the RAE International Model Portfolio contributed to returns relative to the MSCI EAFE Value Index (“Benchmark Index”). Highlights about the drivers of performance include the following:

»	Security selection in the consumer staples sector and the financials sector contributed to relative returns, as the Fund’s holdings outperformed the Benchmark Index.

»

Underweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector underperformed the Benchmark Index and the Fund’s holdings outperformed the Benchmark Index.

»	Security selection in the utilities sector and the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the Benchmark Index.

»	The portfolio’s AR Bond Alpha Strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	27.8%

Short-Term Instruments‡	25.3%

U.S. Government Agencies	23.0%

Corporate Bonds & Notes	12.3%

Asset-Backed Securities	5.1%

Non-Agency Mortgage-Backed Securities	3.9%

Sovereign Issues	2.3%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	0.36%	(10.21)%	8.08%	14.34%
PIMCO RAE PLUS Small Fund I-2	0.31%	(10.26)%	7.97%	14.24%
PIMCO RAE PLUS Small Fund Class A	0.20%	(10.48)%	7.68%	13.93%
PIMCO RAE PLUS Small Fund Class A (adjusted)	(3.54)%	(13.83)%	6.87%	13.39%
PIMCO RAE PLUS Small Fund Class C	(0.22)%	(11.18)%	6.88%	13.09%
PIMCO RAE PLUS Small Fund Class C (adjusted)	(1.21)%	(11.99)%	6.88%	13.09%
Russell 2000® Value Indexª	0.79%	(8.24)%	7.17%	12.02%
Russell 2000® Index	(0.35)%	(8.89)%	8.19%	12.91%
Lipper Small-Cap Value Funds Average	(0.21)%	(9.95)%	5.11%	11.14%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of February 28, 2019, the Fund’s primary benchmark was changed from the Russell 2000® Index to the Russell 2000® Value Index, which better aligns with the Fund’s investment strategy. The Russell 2000® Index is now the Fund’s secondary benchmark.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for the Institutional Class shares, 1.02% for I-2 shares, 1.27% for Class A shares and 2.02% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

The Fund’s exposure to the RAE US Small Model Portfolio contributed to returns relative to the Russell 2000 Value Index (“Benchmark Index”). Highlights about the drivers of performance include the following:

»	Underweight exposure to the energy sector contributed to relative returns, as the sector underperformed the Benchmark Index.

»	Security selection in the healthcare sector and the consumer discretionary contributed to relative returns, as the Fund’s holdings outperformed the Benchmark Index.

»	Underweight exposure to the financial sector detracted from relative returns, as the sector outperformed the Benchmark Index.

»	Security selection in the real estate sector detracted from relative returns, as the Fund’s holdings underperformed the Benchmark Index.

»	The portfolio’s AR Bond Alpha Strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

14	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLBX
I-2 - PWLMX	Class C - PWLEX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	30.8%

U.S. Government Agencies	26.7%

Short-Term Instruments‡	13.3%

Corporate Bonds & Notes	12.8%

Asset-Backed Securities	8.6%

Non-Agency Mortgage-Backed Securities	4.9%

Sovereign Issues	2.7%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	2.65%	2.25%	5.30%
PIMCO RAE Worldwide Long/Short PLUS Fund I-2	2.66%	2.22%	5.21%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	2.53%	1.93%	4.90%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	(3.15)%	(3.64)%	3.68%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	2.10%	1.13%	4.11%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	1.11%	0.15%	4.11%
3 Month USD LIBOR Index	1.24%	2.56%	1.31%♦
Lipper Alternative Long/Short Equity Funds Funds Average	1.73%	(1.37)%	3.22%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average cumulative total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.28% for the Institutional Class shares, 1.38% for I-2 shares, 1.68% for Class A shares, and 2.43% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s net long exposure to global equities contributed to returns primarily due to the following:

»	Global equities benefitted from rising global equity markets, as the MSCI All Country World Index returned 3.59%.

»	Hedging non-U.S. currency risk in the portfolio’s long/short equity strategy contributed to performance, as the U.S. dollar strengthened relative to most major currencies.

»	The Fund’s AR Bond Alpha Strategy contributed to returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$986.80	$4.77	$1,000.00	$1,020.20	$4.85	0.96%
I-2	1,000.00	986.70	5.26	1,000.00	1,019.70	5.35	1.06
Class A	1,000.00	984.40	6.75	1,000.00	1,018.20	6.86	1.36

PIMCO RAE Low Volatility PLUS Fund
Institutional Class	$1,000.00	$1,055.40	$5.24	$1,000.00	$1,019.90	$5.15	1.02%
Class A	1,000.00	1,051.90	7.28	1,000.00	1,017.90	7.16	1.42

PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class	$1,000.00	$931.70	$7.87	$1,000.00	$1,016.85	$8.22	1.63%

PIMCO RAE Low Volatility PLUS International Fund
Institutional Class	$1,000.00	$1,033.00	$5.03	$1,000.00	$1,020.05	$5.00	0.99%
I-2	1,000.00	1,032.70	5.54	1,000.00	1,019.55	5.50	1.09

16	PIMCO FUNDAMENTAL INDEX FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$1,029.40	$4.31	$1,000.00	$1,020.75	$4.29	0.85%
I-2	1,000.00	1,027.80	4.82	1,000.00	1,020.25	4.80	0.95
I-3	1,000.00	1,029.10	5.07	1,000.00	1,020.00	5.05	1.00
Administrative Class	1,000.00	1,027.70	5.58	1,000.00	1,019.50	5.55	1.10
Class A	1,000.00	1,026.30	6.33	1,000.00	1,018.75	6.31	1.25
Class C	1,000.00	1,022.50	10.11	1,000.00	1,015.00	10.08	2.00

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$963.80	$6.43	$1,000.00	$1,018.45	$6.61	1.31%
I-2	1,000.00	962.80	6.92	1,000.00	1,017.95	7.11	1.41
Class A	1,000.00	961.30	8.38	1,000.00	1,016.45	8.62	1.71
Class C	1,000.00	958.90	12.05	1,000.00	1,012.70	12.38	2.46

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$1,001.90	$4.40	$1,000.00	$1,020.60	$4.45	0.88%
I-2	1,000.00	1,001.20	4.90	1,000.00	1,020.10	4.95	0.98
Class A	1,000.00	998.60	6.15	1,000.00	1,018.85	6.21	1.23

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$1,003.60	$4.71	$1,000.00	$1,020.30	$4.75	0.94%
I-2	1,000.00	1,003.10	5.21	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	1,002.00	6.46	1,000.00	1,018.55	6.51	1.29
Class C	1,000.00	997.80	10.19	1,000.00	1,014.80	10.28	2.04

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,026.50	$6.54	$1,000.00	$1,018.55	$6.51	1.29%
I-2(a)	1,000.00	1,036.50	1.39	1,000.00	1,003.55	1.37	1.39
Class A(a)	1,000.00	1,036.40	1.69	1,000.00	1,003.26	1.67	1.69
Class C(a)	1,000.00	1,035.10	2.44	1,000.00	1,002.52	2.40	2.44

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 8/23/19 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 36/366 for the I-2, Class A and Class C shares of the PIMCO RAE Worldwide Long/Short PLUS Fund (to reflect the period since the inception date of 8/23/19). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

18	PIMCO FUNDAMENTAL INDEX FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.84	$0.13	$(0.26)	$(0.13)	$0.00	$0.00	$0.00	$0.00

03/31/2019	10.12	0.20	(0.42)	(0.22)	(0.06)	0.00	0.00	(0.06)

03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.70	0.31	0.23	0.54	0.00	0.00	0.00	0.00

03/31/2016~	10.86	0.23	(0.86)	(0.63)	(0.53)	0.00	0.00	(0.53)

03/31/2015~	11.94	0.12	(0.42)	(0.30)	(0.78)	0.00	0.00	(0.78)
I-2

04/01/2019 - 09/30/2019+	9.81	0.12	(0.25)	(0.13)	0.00	0.00	0.00	0.00

03/31/2019	10.09	0.19	(0.42)	(0.23)	(0.05)	0.00	0.00	(0.05)

03/31/2018	10.21	0.17	(0.19)	(0.02)	(0.10)	0.00	0.00	(0.10)

03/31/2017	9.68	0.30	0.23	0.53	0.00	0.00	0.00	0.00

03/31/2016~	10.86	0.22	(0.88)	(0.66)	(0.52)	0.00	0.00	(0.52)

03/31/2015~	11.91	0.12	(0.39)	(0.27)	(0.78)	0.00	0.00	(0.78)
Class A

04/01/2019 - 09/30/2019+	9.61	0.11	(0.26)	(0.15)	0.00	0.00	0.00	0.00

03/31/2019	9.89	0.16	(0.41)	(0.25)	(0.03)	0.00	0.00	(0.03)

03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.53	0.26	0.23	0.49	0.00	0.00	0.00	0.00

03/31/2016~	10.71	0.19	(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)

03/31/2015~	11.76	0.09	(0.39)	(0.30)	(0.75)	0.00	0.00	(0.75)

PIMCO RAE Low Volatility PLUS Fund
Institutional Class

04/01/2019 - 09/30/2019+	$8.78	$0.16	$0.32	$0.48	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2019	11.51	0.25	0.69	0.94	(0.86)	(2.81)	0.00	(3.67)

03/31/2018	12.54	0.27	0.93	1.20	(0.32)	(1.91)	0.00	(2.23)

03/31/2017	10.99	0.23	1.52	1.75	(0.20)	0.00	0.00	(0.20)

03/31/2016	10.81	0.17	0.22	0.39	(0.07)	(0.14)	0.00	(0.21)

03/31/2015	10.32	0.07	1.09	1.16	(0.67)	0.00	0.00	(0.67)
Class A

04/01/2019 - 09/30/2019+	8.62	0.13	0.32	0.45	(0.33)	0.00	0.00	(0.33)

03/31/2019	11.38	0.20	0.68	0.88	(0.83)	(2.81)	0.00	(3.64)

03/31/2018	12.44	0.21	0.93	1.14	(0.29)	(1.91)	0.00	(2.20)

03/31/2017	10.92	0.16	1.54	1.70	(0.18)	0.00	0.00	(0.18)

03/31/2016	10.76	0.13	0.20	0.33	(0.03)	(0.14)	0.00	(0.17)

03/31/2015	10.31	0.01	1.11	1.12	(0.67)	0.00	0.00	(0.67)

PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class

04/01/2019 - 09/30/2019+	$8.54	$0.20	$(0.78)	$(0.58)	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2019	10.37	0.27	(0.80)	(0.53)	(1.20)	(0.10)	0.00	(1.30)

03/31/2018	9.51	0.20	1.34	1.54	(0.68)	0.00	0.00	(0.68)

03/31/2017	7.97	0.18	1.47	1.65	(0.11)	0.00	0.00	(0.11)

03/31/2016	9.73	0.11	(1.68)	(1.57)	(0.14)	0.00	(0.05)	(0.19)

03/31/2015	9.96	0.08	(0.02)	0.06	(0.26)	(0.03)	0.00	(0.29)

PIMCO RAE Low Volatility PLUS International Fund
Institutional Class

04/01/2019 - 09/30/2019+	$7.83	$0.13	$0.13	$0.26	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2019	11.03	0.28	(0.36)	(0.08)	(0.38)	(2.74)	0.00	(3.12)

03/31/2018	10.23	0.19	1.40	1.59	(0.55)	(0.24)	0.00	(0.79)

03/31/2017	9.16	0.19	1.03	1.22	(0.11)	(0.04)	0.00	(0.15)

03/31/2016	10.12	0.14	(0.67)	(0.53)	(0.43)	0.00	0.00	(0.43)

03/31/2015	10.13	0.12	0.23	0.35	(0.36)	(0.00)	0.00	(0.36)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.71	(1.32)%	$1,973,244	0.96	%*	0.96	%*	0.89	%*	0.89	%*	2.62	%*	203%

9.84	(2.23)	1,591,337	0.98		0.98		0.89		0.89		2.04		408

10.12	(0.07)	1,450,180	0.96		0.96		0.89		0.89		1.80		137

10.24	5.57	382,282	0.95		0.95		0.89		0.89		3.09		398

9.70	(4.86)	535,687	0.94		0.94		0.89		0.89		2.20		602

10.86	(2.61)	2,354,316	0.90		0.90		0.89		0.89		1.13		413

9.68	(1.33)	1,062	1.06	*	1.06	*	0.99	*	0.99	*	2.56	*	203

9.81	(2.32)	1,420	1.08		1.08		0.99		0.99		1.93		408

10.09	(0.17)	3,161	1.06		1.06		0.99		0.99		1.75		137

10.21	5.48	5,878	1.05		1.05		0.99		0.99		2.96		398

9.68	(5.10)	10,230	1.04		1.04		0.99		0.99		2.13		602

10.86	(2.45)	23,634	1.00		1.00		0.99		0.99		1.05		413

9.46	(1.56)	7,271	1.36	*	1.36	*	1.29	*	1.29	*	2.26	*	203

9.61	(2.58)	9,366	1.38		1.38		1.29		1.29		1.63		408

9.89	(0.51)	12,585	1.36		1.36		1.29		1.29		1.47		137

10.02	5.14	9,554	1.35		1.35		1.29		1.29		2.62		398

9.53	(5.42)	21,009	1.34		1.34		1.29		1.29		1.86		602

10.71	(2.82)	29,625	1.30		1.30		1.29		1.29		0.74		413

$8.96	5.54%	$6,390	1.02	%*	1.02	%*	0.79	%*	0.79	%*	3.56	%*	201%

8.78	9.98	84,396	0.87		0.87		0.79		0.79		2.25		431

11.51	9.10	200,048	0.87		0.87		0.79		0.79		2.12		162

12.54	16.03	187,438	0.84		0.84		0.79		0.79		1.95		342

10.99	3.62	258,206	0.83		0.83		0.79		0.79		1.61		551

10.81	11.15	1,055,948	0.79		0.79		0.79		0.79		0.63		691

8.74	5.19	11,240	1.42	*	1.42	*	1.19	*	1.19	*	3.02	*	201

8.62	9.57	9,988	1.27		1.27		1.19		1.19		1.91		431

11.38	8.67	13,436	1.27		1.27		1.19		1.19		1.71		162

12.44	15.59	12,155	1.24		1.24		1.19		1.19		1.37		342

10.92	3.14	8,357	1.23		1.23		1.19		1.19		1.23		551

10.76	10.73	15,403	1.19		1.19		1.19		1.19		0.05		691

$7.89	(6.83)%	$685,991	1.63	%*	1.75	%*	1.04	%*	1.16	%*	4.82	%*	147%

8.54	(4.72)	822,456	1.44		1.59		1.00		1.15		2.93		307

10.37	16.59	1,147,519	1.27		1.42		1.00		1.15		1.97		195

9.51	20.87	3,187,303	1.05		1.20		1.01		1.16		2.10		278

7.97	(16.14)	3,467,854	1.00		1.15		1.00		1.15		1.31		528

9.73	0.52	4,607,000	1.00		1.15		1.00		1.15		0.77		344

$7.99	3.30%	$497,040	0.99	%*	0.99	%*	0.82	%*	0.82	%*	3.22	%*	169%

7.83	0.75	478,456	0.91		0.91		0.82		0.82		2.77		339

11.03	15.68	651,479	0.92		0.92		0.82		0.82		1.74		156

10.23	13.47	1,519,165	0.85		0.85		0.82		0.82		1.99		350

9.16	(5.30)	1,469,785	0.88		0.88		0.82		0.82		1.40		573

10.12	3.61	2,488,373	0.82		0.82		0.82		0.82		1.20		545

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Low Volatility PLUS International Fund (Cont.)
I-2

04/01/2019 - 09/30/2019+	$7.80	$0.12	$0.13	$0.25	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2019	11.00	0.25	(0.34)	(0.09)	(0.37)	(2.74)	0.00	(3.11)

03/31/2018	10.22	0.19	1.38	1.57	(0.55)	(0.24)	0.00	(0.79)

03/31/2017	9.15	0.20	1.02	1.22	(0.11)	(0.04)	0.00	(0.15)

03/31/2016	10.11	0.13	(0.66)	(0.53)	(0.43)	0.00	0.00	(0.43)

03/31/2015	10.13	0.09	0.25	0.34	(0.36)	(0.00)	0.00	(0.36)

PIMCO RAE PLUS Fund
Institutional Class

04/01/2019 - 09/30/2019+	$7.00	$0.10	$0.11	$0.21	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2019	7.50	0.17	0.14	0.31	(0.10)	(0.71)	0.00	(0.81)

03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)

03/31/2017	5.93	0.15	1.20	1.35	0.00	0.00	0.00	0.00

03/31/2016	6.56	0.11	(0.39)	(0.28)	(0.19)	(0.16)	0.00	(0.35)

03/31/2015	7.01	0.04	0.56	0.60	(0.45)	(0.60)	0.00	(1.05)
I-2

04/01/2019 - 09/30/2019+	6.95	0.10	0.09	0.19	(0.08)	0.00	0.00	(0.08)

03/31/2019	7.45	0.16	0.14	0.30	(0.09)	(0.71)	0.00	(0.80)

03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)

03/31/2017	5.90	0.14	1.19	1.33	0.00	0.00	0.00	0.00

03/31/2016	6.52	0.10	(0.38)	(0.28)	(0.18)	(0.16)	0.00	(0.34)

03/31/2015	6.98	0.03	0.56	0.59	(0.45)	(0.60)	0.00	(1.05)
I-3

04/01/2019 - 09/30/2019+	6.94	0.10	0.10	0.20	(0.08)	0.00	0.00	(0.08)

04/27/2018 - 03/31/2019	7.59	0.14	0.02	0.16	(0.10)	(0.71)	0.00	(0.81)
Administrative Class

04/01/2019 - 09/30/2019+	6.82	0.09	0.10	0.19	(0.08)	0.00	0.00	(0.08)

03/31/2019	7.33	0.14	0.14	0.28	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	7.13	0.10	0.71	0.81	(0.48)	(0.13)	0.00	(0.61)

03/31/2017	5.82	0.12	1.19	1.31	0.00	0.00	0.00	0.00

03/31/2016	6.43	0.09	(0.38)	(0.29)	(0.16)	(0.16)	0.00	(0.32)

03/31/2015	6.90	0.02	0.55	0.57	(0.44)	(0.60)	0.00	(1.04)
Class A

04/01/2019 - 09/30/2019+	6.63	0.08	0.09	0.17	(0.07)	0.00	0.00	(0.07)

03/31/2019	7.15	0.13	0.14	0.27	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)

03/31/2017	5.70	0.12	1.14	1.26	0.00	0.00	0.00	0.00

03/31/2016	6.32	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)

03/31/2015	6.80	0.01	0.54	0.55	(0.43)	(0.60)	0.00	(1.03)
Class C

04/01/2019 - 09/30/2019+	6.04	0.05	0.09	0.14	(0.06)	0.00	0.00	(0.06)

03/31/2019	6.61	0.07	0.12	0.19	(0.05)	(0.71)	0.00	(0.76)

03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)

03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00

03/31/2016	5.96	0.04	(0.35)	(0.31)	(0.14)	(0.16)	0.00	(0.30)

03/31/2015	6.47	(0.04)	0.52	0.48	(0.39)	(0.60)	0.00	(0.99)

PIMCO RAE PLUS EMG Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.94	$0.12	$(0.48)	$(0.36)	$0.00	$0.00	$0.00	$0.00

03/31/2019	11.33	0.18	(1.28)	(1.10)	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)

03/31/2017	7.83	0.20	2.73	2.93	(0.41)	0.00	0.00	(0.41)

03/31/2016	9.44	0.17	(1.78)	(1.61)	0.00	0.00	0.00	0.00

03/31/2015	9.54	0.07	(0.16)	(0.09)	(0.01)	0.00	0.00	(0.01)

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.96	3.27%	$13,932	1.09	%*	1.09	%*	0.92	%*	0.92	%*	3.12	%*	169%

7.80	0.69	11,018	1.01		1.01		0.92		0.92		2.67		339

11.00	15.44	6,060	1.02		1.02		0.92		0.92		1.71		156

10.22	13.42	7,260	0.95		0.95		0.92		0.92		2.01		350

9.15	(5.36)	418	0.98		0.98		0.92		0.92		1.40		573

10.11	3.52	319	0.92		0.92		0.92		0.92		0.92		545

$7.12	2.94%	$447,492	0.85	%*	0.85	%*	0.79	%*	0.79	%*	2.94	%*	189%

7.00	4.65	491,771	0.93		0.93		0.79		0.79		2.24		399

7.50	11.89	456,567	0.85		0.85		0.79		0.79		1.64		150

7.28	22.77	459,719	0.86		0.86		0.79		0.79		2.33		552

5.93	(4.33)	440,025	0.83		0.83		0.79		0.79		1.80		501

6.56	8.80	1,055,142	0.80		0.80		0.79		0.79		0.59		390

7.06	2.78	328,456	0.95	*	0.95	*	0.89	*	0.89	*	2.83	*	189

6.95	4.64	296,026	1.03		1.03		0.89		0.89		2.14		399

7.45	11.88	261,970	0.95		0.95		0.89		0.89		1.54		150

7.23	22.54	261,947	0.96		0.96		0.89		0.89		2.21		552

5.90	(4.29)	225,311	0.93		0.93		0.89		0.89		1.69		501

6.52	8.61	616,784	0.90		0.90		0.89		0.89		0.47		390

7.06	2.91	2,184	1.00	*	1.05	*	0.94	*	0.99	*	2.77	*	189

6.94	2.68	1,890	1.08	*	1.13	*	0.94	*	0.99	*	2.11	*	399

6.93	2.77	5,115	1.10	*	1.10	*	1.04	*	1.04	*	2.68	*	189

6.82	4.46	5,213	1.18		1.18		1.04		1.04		1.98		399

7.33	11.61	33,453	1.10		1.10		1.04		1.04		1.40		150

7.13	22.51	30,644	1.11		1.11		1.04		1.04		1.84		552

5.82	(4.49)	7,463	1.08		1.08		1.04		1.04		1.48		501

6.43	8.40	37,774	1.05		1.05		1.04		1.04		0.33		390

6.73	2.63	577,569	1.25	*	1.25	*	1.19	*	1.19	*	2.53	*	189

6.63	4.34	649,864	1.33		1.33		1.19		1.19		1.84		399

7.15	11.60	692,730	1.25		1.25		1.19		1.19		1.26		150

6.96	22.11	439,747	1.26		1.26		1.19		1.19		1.95		552

5.70	(4.63)	462,967	1.23		1.23		1.19		1.19		1.43		501

6.32	8.24	785,656	1.20		1.20		1.19		1.19		0.17		390

6.12	2.25	249,401	2.00	*	2.00	*	1.94	*	1.94	*	1.79	*	189

6.04	3.53	281,900	2.08		2.08		1.94		1.94		1.09		399

6.61	10.81	317,393	2.00		2.00		1.94		1.94		0.49		150

6.48	21.12	355,721	2.01		2.01		1.94		1.94		1.19		552

5.35	(5.26)	355,308	1.98		1.98		1.94		1.94		0.69		501

5.96	7.54	559,797	1.95		1.95		1.94		1.94		(0.58)		390

$9.58	(3.62)%	$2,608,793	1.31	%*	1.31	%*	1.15	%*	1.15	%*	2.42	%*	168%

9.94	(9.71)	3,110,824	1.25		1.25		1.15		1.15		1.82		339

11.33	19.48	2,496,352	1.18		1.18		1.15		1.15		1.46		87

10.35	38.26	1,219,248	1.27		1.27		1.15		1.15		2.29		368

7.83	(17.06)	1,973,502	1.17		1.17		1.15		1.15		2.02		482

9.44	(0.94)	3,010,359	1.15		1.15		1.15		1.15		0.73		537

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund (Cont.)
I-2

04/01/2019 - 09/30/2019+	$9.94	$0.11	$(0.48)	$(0.37)	$0.00	$0.00	$0.00	$0.00

03/31/2019	11.31	0.18	(1.28)	(1.10)	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)

03/31/2016	9.44	0.16	(1.77)	(1.61)	0.00	0.00	0.00	0.00

03/31/2015	9.55	0.06	(0.15)	(0.09)	(0.02)	0.00	0.00	(0.02)
Class A

04/01/2019 - 09/30/2019+	9.81	0.10	(0.48)	(0.38)	0.00	0.00	0.00	0.00

03/31/2019	11.18	0.14	(1.26)	(1.12)	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)

03/31/2016	9.39	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00

03/31/2015	9.52	0.04	(0.17)	(0.13)	(0.00)	0.00	0.00	(0.00)
Class C

04/01/2019 - 09/30/2019+	9.50	0.06	(0.45)	(0.39)	0.00	0.00	0.00	0.00

03/31/2019	10.87	0.07	(1.24)	(1.17)	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)

03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)

03/31/2016	9.25	0.07	(1.73)	(1.66)	0.00	0.00	0.00	0.00

03/31/2015	9.44	(0.03)	(0.16)	(0.19)	(0.00)	0.00	0.00	(0.00)

PIMCO RAE PLUS International Fund
Institutional Class

04/01/2019 - 09/30/2019+	$7.09	$0.11	$(0.10)	$0.01	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2019	9.63	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.04	0.17	1.35	1.52	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.48	0.22	1.44	1.66	(0.10)	0.00	0.00	(0.10)

03/31/2016	8.95	0.16	(1.40)	(1.24)	(0.23)	0.00	0.00	(0.23)

03/31/2015	12.56	0.24	(1.08)	(0.84)	(0.34)	(2.43)	0.00	(2.77)
I-2

04/01/2019 - 09/30/2019+	7.08	0.11	(0.10)	0.01	(0.06)	0.00	0.00	(0.06)

03/31/2019	9.62	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.03	0.17	1.34	1.51	(0.92)	0.00	0.00	(0.92)

03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)

03/31/2016	8.93	0.14	(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)

5/30/2014 - 3/31/2015	12.91	0.16	(1.37)	(1.21)	(0.34)	(2.43)	0.00	(2.77)
Class A

04/01/2019 - 09/30/2019+	7.07	0.10	(0.11)	(0.01)	(0.05)	0.00	0.00	(0.05)

03/31/2019	9.60	0.23	(0.96)	(0.73)	(1.80)	0.00	0.00	(1.80)

03/31/2018	9.03	0.16	1.32	1.48	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.47	0.21	1.42	1.63	(0.07)	0.00	0.00	(0.07)

03/31/2016	8.95	0.14	(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)

03/31/2015	12.56	0.20	(1.09)	(0.89)	(0.29)	(2.43)	0.00	(2.72)

PIMCO RAE PLUS Small Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.41	$0.13	$(0.09)	$0.04	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2019	11.61	0.23	(0.29)	(0.06)	(0.38)	(0.76)	0.00	(1.14)

03/31/2018	11.60	0.20	0.98	1.18	(0.49)	(0.68)	0.00	(1.17)

03/31/2017	8.82	0.29	2.55	2.84	(0.06)	0.00	0.00	(0.06)

03/31/2016	12.39	0.25	(1.51)	(1.26)	(0.39)	(1.92)	0.00	(2.31)

03/31/2015	12.33	0.23	0.60	0.83	(0.77)	0.00	0.00	(0.77)
I-2

04/01/2019 - 09/30/2019+	10.38	0.13	(0.10)	0.03	(0.09)	0.00	0.00	(0.09)

03/31/2019	11.58	0.22	(0.29)	(0.07)	(0.37)	(0.76)	0.00	(1.13)

03/31/2018	11.57	0.18	0.99	1.17	(0.48)	(0.68)	0.00	(1.16)

03/31/2017	8.81	0.27	2.55	2.82	(0.06)	0.00	0.00	(0.06)

03/31/2016	12.38	0.25	(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)

05/30/2014 - 03/31/2015	12.01	0.13	1.02	1.15	(0.78)	0.00	0.00	(0.78)

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.57	(3.72)%	$19,320	1.41	%*	1.41	%*	1.25	%*	1.25	%*	2.32	%*	168%

9.94	(9.69)	21,706	1.35		1.35		1.25		1.25		1.72		339

11.31	19.30	53,041	1.28		1.28		1.25		1.25		1.39		87

10.33	38.01	41,744	1.37		1.37		1.25		1.25		2.06		368

7.83	(17.06)	7,589	1.27		1.27		1.25		1.25		1.90		482

9.44	(1.00)	7,575	1.25		1.25		1.25		1.25		0.57		537

9.43	(3.87)	14,295	1.71	*	1.71	*	1.55	*	1.55	*	2.01	*	168

9.81	(10.02)	17,935	1.65		1.65		1.55		1.55		1.42		339

11.18	18.97	25,707	1.58		1.58		1.55		1.55		1.10		87

10.23	37.61	7,396	1.67		1.67		1.55		1.55		1.83		368

7.76	(17.36)	4,026	1.57		1.57		1.55		1.55		1.55		482

9.39	(1.36)	10,935	1.55		1.55		1.55		1.55		0.36		537

9.11	(4.11)	2,163	2.46	*	2.46	*	2.30	*	2.30	*	1.29	*	168

9.50	(10.77)	3,331	2.40		2.40		2.30		2.30		0.67		339

10.87	18.13	4,657	2.33		2.33		2.30		2.30		0.31		87

9.98	36.57	2,268	2.42		2.42		2.30		2.30		1.10		368

7.59	(17.95)	1,618	2.32		2.32		2.30		2.30		0.89		482

9.25	(2.01)	1,890	2.30		2.30		2.30		2.30		(0.34)		537

$7.04	0.19%	$404,451	0.88	%*	0.88	%*	0.82	%*	0.82	%*	3.13	%*	202%

7.09	(7.10)	380,912	1.09		1.09		0.83		0.83		3.10		366

9.63	16.94	557,862	0.94		0.94		0.82		0.82		1.77		144

9.04	22.36	942,949	0.87		0.87		0.82		0.82		2.66		250

7.48	(14.06)	619,564	0.83		0.83		0.82		0.82		1.89		465

8.95	(6.53)	1,096,358	0.83		0.83		0.82		0.82		2.07		857

7.03	0.12	3,914	0.98	*	0.98	*	0.92	*	0.92	*	3.06	*	202

7.08	(7.18)	4,720	1.19		1.19		0.93		0.93		3.06		366

9.62	16.88	3,958	1.04		1.04		0.92		0.92		1.71		144

9.03	22.30	4,830	0.97		0.97		0.92		0.92		2.83		250

7.47	(14.14)	3,777	0.93		0.93		0.92		0.92		1.72		465

8.93	(9.17)	2,752	0.93	*	0.93	*	0.92	*	0.92	*	2.00	*	857

7.01	(0.14)	6,626	1.23	*	1.23	*	1.17	*	1.17	*	2.86	*	202

7.07	(7.31)	9,292	1.44		1.44		1.18		1.18		2.85		366

9.60	16.44	9,481	1.29		1.29		1.17		1.17		1.65		144

9.03	22.01	3,142	1.22		1.22		1.17		1.17		2.57		250

7.47	(14.37)	2,727	1.18		1.18		1.17		1.17		1.70		465

8.95	(6.96)	2,425	1.18		1.18		1.17		1.17		1.78		857

$10.35	0.36%	$144,136	0.94	%*	0.94	%*	0.84	%*	0.84	%*	2.56	%*	185%

10.41	(0.37)	137,253	0.92		0.92		0.84		0.84		1.99		405

11.61	10.35	81,039	0.89		0.89		0.84		0.84		1.66		141

11.60	32.15	65,475	0.88		0.88		0.84		0.84		2.83		352

8.82	(10.27)	47,436	0.87		0.87		0.84		0.84		2.26		526

12.39	6.82	391,557	0.85		0.85		0.84		0.84		1.85		722

10.32	0.31	4,892	1.04	*	1.04	*	0.94	*	0.94	*	2.47	*	185

10.38	(0.46)	5,079	1.02		1.02		0.94		0.94		1.91		405

11.58	10.26	2,938	0.99		0.99		0.94		0.94		1.54		141

11.57	32.00	3,584	0.98		0.98		0.94		0.94		2.52		352

8.81	(10.40)	1,389	0.97		0.97		0.94		0.94		2.21		526

12.38	9.64	4,475	0.95	*	0.95	*	0.94	*	0.94	*	1.31	*	722

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS Small Fund (Cont.)
Class A

04/01/2019 - 09/30/2019+	$10.31	$0.11	$(0.09)	$0.02	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2019	11.51	0.19	(0.28)	(0.09)	(0.35)	(0.76)	0.00	(1.11)

03/31/2018	11.52	0.16	0.97	1.13	(0.46)	(0.68)	0.00	(1.14)

03/31/2017	8.77	0.25	2.53	2.78	(0.03)	0.00	0.00	(0.03)

03/31/2016	12.34	0.21	(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)

03/31/2015	12.32	0.12	0.66	0.78	(0.76)	0.00	0.00	(0.76)
Class C

04/01/2019 - 09/30/2019+	10.11	0.07	(0.09)	(0.02)	(0.05)	0.00	0.00	(0.05)

03/31/2019	11.32	0.10	(0.28)	(0.18)	(0.27)	(0.76)	0.00	(1.03)

03/31/2018	11.34	0.06	0.97	1.03	(0.37)	(0.68)	0.00	(1.05)

03/31/2017	8.68	0.20	2.46	2.66	0.00	0.00	0.00	0.00

03/31/2016	12.27	0.15	(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)

03/31/2015	12.31	0.06	0.63	0.69	(0.73)	0.00	0.00	(0.73)

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.23	$0.13	$0.14	$0.27	$(0.32)	$0.00	$0.00	$(0.32)

03/31/2019	9.51	0.17	0.68	0.85	(0.13)	0.00	0.00	(0.13)

03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)

03/31/2017	9.33	0.22	0.87	1.09	(0.40)	0.00	0.00	(0.40)

03/31/2016	9.82	0.15	(0.33)	(0.18)	(0.31)	0.00	0.00	(0.31)

12/04/2014 - 03/31/2015	10.00	0.02	(0.12)	(0.10)	(0.08)	0.00	0.00	(0.08)
I-2

08/23/2019 - 09/30/2019+	9.95	0.02	0.34	0.36	(0.13)	0.00	0.00	(0.13)
Class A

08/23/2019 - 09/30/2019+	9.95	0.02	0.34	0.36	(0.13)	0.00	0.00	(0.13)
Class C

08/23/2019 - 09/30/2019+	9.95	0.01	0.34	0.35	(0.13)	0.00	0.00	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.25	0.20%	$13,066	1.29	%*	1.29	%*	1.19	%*	1.19	%*	2.22	%*	185%

10.31	(0.70)	15,655	1.27		1.27		1.19		1.19		1.66		405

11.51	9.90	10,296	1.24		1.24		1.19		1.19		1.34		141

11.52	31.73	3,861	1.23		1.23		1.19		1.19		2.42		352

8.77	(10.63)	2,252	1.22		1.22		1.19		1.19		1.93		526

12.34	6.45	6,255	1.20		1.20		1.19		1.19		0.99		722

10.04	(0.22)	3,093	2.04	*	2.04	*	1.94	*	1.94	*	1.48	*	185

10.11	(1.45)	3,581	2.02		2.02		1.94		1.94		0.91		405

11.32	9.20	2,713	1.99		1.99		1.94		1.94		0.55		141

11.34	30.65	2,928	1.98		1.98		1.94		1.94		2.00		352

8.68	(11.24)	4,017	1.97		1.97		1.94		1.94		1.39		526

12.27	5.67	4,536	1.95		1.95		1.94		1.94		0.53		722

$10.18	2.65%	$1,617,046	1.29	%*	1.29	%*	1.19	%*	1.19	%*	2.48	%*	154%

10.23	8.94	1,715,801	1.28		1.28		1.19		1.19		1.72		337

9.51	5.35	1,028,520	1.23		1.23		1.19		1.19		1.62		168

10.02	11.92	1,379,963	1.22		1.22		1.19		1.19		2.26		231

9.33	(1.76)	1,892,173	1.22		1.22		1.19		1.19		1.56		529

9.82	(0.96)	3,224,507	1.19	*	1.19	*	1.19	*	1.19	*	0.52	*	136

10.18	3.65	10	1.39	*	1.39	*	1.29	*	1.29	*	2.05	*	154

10.18	3.64	10	1.69	*	1.69	*	1.59	*	1.59	*	1.76	*	154

10.17	3.51	10	2.44	*	2.44	*	2.34	*	2.34	*	1.01	*	154

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$1,783,328	$12,335	$941,986	$577,730
Investments in Affiliates	805,833	6,924	97,487	77,778
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,112	9	556	378
Over the counter	73,237	1,835	8,895	23,812
Cash	0	1	1	14
Deposits with counterparty	5,806	338	1,723	3,951
Foreign currency, at value	3,235	44	2,950	1,290
Receivable for investments sold	27,370	60	10,194	3,819
Receivable for TBA investments sold	382,593	3,763	172,635	118,038
Receivable for Fund shares sold	0	1,375	0	0
Interest and/or dividends receivable	4,704	31	2,803	1,719
Dividends receivable from Affiliates	1,498	15	207	159
Reimbursement receivable from PIMCO	0	0	24	0
Other assets	59	46	88	80
Total Assets	3,088,775	26,776	1,239,549	808,768

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$33,179	$0
Payable for sale-buyback transactions	0	0	98,755	0
Payable for short sales	17,575	0	9,474	5,699
Financial Derivative Instruments
Exchange-traded or centrally cleared	755	7	357	190
Over the counter	115,352	417	37,869	7,396
Payable for investments purchased	14,192	4	712	0
Payable for investments in Affiliates purchased	1,498	15	207	159
Payable for TBA investments purchased	902,093	6,954	368,191	262,680
Deposits from counterparty	54,409	1,733	4,213	21,324
Payable for Fund shares redeemed	23	2	0	22
Accrued investment advisory fees	932	7	444	225
Accrued supervisory and administrative fees	365	4	157	100
Accrued distribution fees	0	0	0	0
Accrued servicing fees	1	2	0	0
Other liabilities	3	1	0	1
Total Liabilities	1,107,198	9,146	553,558	297,796

Net Assets	$1,981,577	$17,630	$685,991	$510,972

Net Assets Consist of:

Paid in capital	$2,829,005	$16,203	$678,772	$504,422
Distributable earnings (accumulated loss)	(847,428)	1,427	7,219	6,550

Net Assets	$1,981,577	$17,630	$685,991	$510,972

Cost of investments in securities	$1,746,540	$12,553	$928,524	$565,294
Cost of investments in Affiliates	$806,689	$6,923	$97,925	$78,044
Cost of foreign currency held	$3,299	$46	$3,023	$1,310
Proceeds received on short sales	$17,712	$0	$9,240	$5,561
Cost or premiums of financial derivative instruments, net	$11,773	$112	$(306)	$2,343

* Includes repurchase agreements of:	$17,499	$150	$361	$476

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$1,644,035	$3,349,053	$446,531	$164,862	$1,769,657
404,121	298,438	107,339	51,906	248,054

1,075	1,793	342	97	2,327
19,493	50,892	4,648	5,377	43,995
0	1	0	15	1
3,130	4,378	1,574	1,841	5,321
3,992	4,161	603	344	4,960
36,566	29,049	10	1,382	43,203
346,618	538,863	90,069	34,607	273,578
570	75	3	68	115
4,779	10,119	1,347	485	5,714
836	695	214	102	524
0	0	0	0	0
79	125	34	10	44
2,465,294	4,287,642	652,714	261,096	2,397,493

$0	$66,465	$3,948	$3,838	$0
5,820	138,860	0	0	0
15,865	24,955	5,714	2,156	20,179

681	1,158	221	76	986
47,053	80,171	15,069	4,703	40,903
356	305	3	1,362	3,334
836	695	214	102	524
762,959	1,307,808	211,811	77,857	663,214
18,052	8,845	458	3,706	49,743
2,047	11,436	18	1,995	68
668	1,748	183	75	1,156
430	620	81	34	307
145	1	0	2	0
159	4	1	3	0
6	0	2	0	3
855,077	1,643,071	237,723	95,909	780,417

$1,610,217	$2,644,571	$414,991	$165,187	$1,617,076

$1,400,099	$2,899,804	$438,150	$180,787	$1,694,129
210,118	(255,233)	(23,159)	(15,600)	(77,053)

$1,610,217	$2,644,571	$414,991	$165,187	$1,617,076

$1,581,297	$3,254,402	$433,078	$160,306	$1,722,224
$405,505	$300,136	$107,283	$51,960	$248,823
$4,087	$4,315	$619	$354	$5,040
$16,142	$25,465	$5,726	$2,168	$20,381
$9,986	$8,059	$4,241	$(80)	$5,884

$1,314	$1,025	$4,911	$453	$2,180

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Statements of Assets and Liabilities (Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Net Assets:

Institutional Class	$1,973,244	$6,390	$685,991	$497,040
I-2	1,062	N/A	N/A	13,932
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	7,271	11,240	N/A	N/A
Class C	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	203,178	713	86,890	62,175
I-2	110	N/A	N/A	1,750
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	768	1,286	N/A	N/A
Class C	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$9.71	$8.96	$7.89	$7.99
I-2	9.68	N/A	N/A	7.96
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	9.46	8.74	N/A	N/A
Class C	N/A	N/A	N/A	N/A

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$447,492	$2,608,793	$404,451	$144,136	$1,617,046
328,456	19,320	3,914	4,892	10
2,184	N/A	N/A	N/A	N/A
5,115	N/A	N/A	N/A	N/A
577,569	14,295	6,626	13,066	10
249,401	2,163	N/A	3,093	10

62,795	272,313	57,443	13,930	158,759
46,484	2,018	557	474	1
309	N/A	N/A	N/A	N/A
738	N/A	N/A	N/A	N/A
85,769	1,515	945	1,275	1
40,726	237	N/A	308	1

$7.12	$9.58	$7.04	$10.35	$10.18
7.06	9.57	7.03	10.32	10.18
7.06	N/A	N/A	N/A	N/A
6.93	N/A	N/A	N/A	N/A
6.73	9.43	7.01	10.25	10.18
6.12	9.11	N/A	10.04	10.17

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Investment Income:

Interest, net of foreign taxes*	$22,077	$1,069	$21,895	$9,496
Dividends	370	0	0	0
Dividends from Investments in Affiliates	8,877	69	1,846	966
Miscellaneous income	0	0	0	0
Total Income	31,324	1,138	23,741	10,462

Expenses:

Investment advisory fees	5,599	136	3,138	1,414
Supervisory and administrative fees	2,194	71	1,107	627
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution fees - Class C	0	0	0	0
Servicing fees - Class A	10	13	0	0
Servicing fees - Class C	0	0	0	0
Trustee fees	3	0	2	1
Interest expense	586	58	2,164	417
Miscellaneous expense	4	1	18	3
Total Expenses	8,396	279	6,429	2,462
Waiver and/or Reimbursement by PIMCO	0	0	(443)	0
Net Expenses	8,396	279	5,986	2,462

Net Investment Income (Loss)	22,928	859	17,755	8,000

Net Realized Gain (Loss):

Investments in securities	2,616	1,613	8,310	1,534
Investments in Affiliates	20	5	(174)	2
Exchange-traded or centrally cleared financial derivative instruments	(44,824)	(3,899)	(28,427)	(22,523)
Over the counter financial derivative instruments	(23,566)	4,380	(22,546)	2,894
Short sales	(2,059)	(104)	(717)	(445)
Foreign currency	1	2	48	(21)

Net Realized Gain (Loss)	(67,812)	1,997	(43,506)	(18,559)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	26,605	(413)	1,310	9,731
Investments in Affiliates	232	(4)	209	23
Exchange-traded or centrally cleared financial derivative instruments	10,088	2,089	3,907	6,281
Over the counter financial derivative instruments	(13,513)	(2,086)	(30,366)	11,457
Short sales	652	31	73	44
Foreign currency assets and liabilities	(121)	0	(99)	(21)

Net Change in Unrealized Appreciation (Depreciation)	23,943	(383)	(24,966)	27,515

Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,941)	$2,473	$(50,717)	$16,956

* Foreign tax withholdings	$1	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$25,213	$48,316	$6,981	$2,186	$26,698
0	338	99	0	0
6,638	5,809	1,385	659	3,896
0	0	0	0	3
31,851	54,463	8,465	2,845	30,597

4,542	12,412	1,201	480	7,637
2,922	4,407	533	214	2,031
6	0	0	0	0
1,000	11	0	13	0
754	22	10	18	0
333	4	0	4	0
3	5	1	0	3
526	2,338	120	79	798
18	0	6	0	10
10,104	19,199	1,871	808	10,479
(1)	0	0	0	0
10,103	19,199	1,871	808	10,479

21,748	35,264	6,594	2,037	20,118

7,945	10,700	1,954	662	6,638
117	169	27	9	128
(43,427)	(86,245)	(9,555)	(3,082)	(50,831)
15,607	(85,945)	(358)	1,029	24,922
(2,307)	(4,188)	(582)	(217)	(2,271)
293	461	(71)	(11)	(955)

(21,772)	(165,048)	(8,585)	(1,610)	(22,369)

24,656	52,599	5,676	2,213	26,101
65	(28)	13	11	(34)
(510)	11,130	(840)	(554)	6,404
19,761	(22,056)	(1,845)	(1,338)	10,585
915	1,641	178	69	845
(140)	(280)	(32)	(15)	(48)

44,747	43,006	3,150	386	43,853

$44,723	$(86,778)	$1,159	$813	$41,602

$0	$0	$0	$0	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE Low Volatility PLUS Fund			PIMCO RAE Low Volatility PLUS EMG Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$22,928	$30,793	$859	$4,168		$17,755	$26,154
Net realized gain (loss)	(67,812)	2,827	1,997	7,101		(43,506)	36,372
Net change in unrealized appreciation (depreciation)	23,943	(66,968)	(383)	5,496		(24,966)	(105,902)

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,941)	(33,348)	2,473	16,765		(50,717)	(43,376)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	0	(8,264)	(398)	(32,856)		(6,002)	(119,981)
I-2	0	(8)	0	0		0	0
I-3	0	0	0	0		0	0
Administrative Class	0	0	0	0		0	0
Class A	0	(29)	(403)	(4,270)		0	0
Class C	0	0 (a)	0	(149	)(a)	0	0

Total Distributions(b)	0	(8,301)	(801)	(37,275)		(6,002)	(119,981)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	400,395	173,124	(78,426)	(103,012)		(79,746)	(161,706)

Total Increase (Decrease) in Net Assets	379,454	131,475	(76,754)	(123,522)		(136,465)	(325,063)

Net Assets:

Beginning of period	1,602,123	1,470,648	94,384	217,906		822,456	1,147,519
End of period	$1,981,577	$1,602,123	$17,630	$94,384		$685,991	$822,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Inception date of I-3 was April 27, 2018.

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Low Volatility PLUS International Fund		PIMCO RAE PLUS Fund			PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund

Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

$8,000	$16,017	$21,748	$33,511		$35,264	$53,203	$6,594	$10,673
(18,559)	(11,397)	(21,772)	197,120		(165,048)	(204,605)	(8,585)	17,871
27,515	(2,192)	44,747	(167,655)		43,006	(109,921)	3,150	(33,666)

16,956	2,428	44,723	62,976		(86,778)	(261,323)	1,159	(5,122)

(6,043)	(149,521)	(5,520)	(56,007)		0	(79,626)	(3,909)	(73,071)
(158)	(3,120)	(3,943)	(30,667)		0	(622)	(37)	(977)
0	0	(24)	(126	)(c)	0	0	0	0
0	0	(58)	(3,456)		0	0	0	0
0	0	(6,528)	(73,467)		0	(480)	(54)	(1,753)
0	0	(2,327)	(34,685)		0	(76)	0	0

(6,201)	(152,641)	(18,400)	(198,408)		0	(80,804)	(4,000)	(75,801)

10,743	(17,852)	(142,770)	99,983		(422,447)	916,166	22,908	(95,454)

21,498	(168,065)	(116,447)	(35,449)		(509,225)	574,039	20,067	(176,377)

489,474	657,539	1,726,664	1,762,113		3,153,796	2,579,757	394,924	571,301
$510,972	$489,474	$1,610,217	$1,726,664		$2,644,571	$3,153,796	$414,991	$394,924

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE PLUS Small Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)		Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,037	$2,342	$20,118		$25,885
Net realized gain (loss)	(1,610)	(1,651)	(22,369)		121,396
Net change in unrealized appreciation (depreciation)	386	1,379	43,853		(27,269)

Net Increase (Decrease) in Net Assets Resulting from Operations	813	2,070	41,602		120,012

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,335)	(9,053)	(50,002)		(20,902)
I-2	(41)	(544)	(0	)(d)	0
I-3	0	0	0		0
Administrative Class	0	0	0		0
Class A	(107)	(1,392)	(0	)(e)	0
Class C	(16)	(316)	(0	)(f)	0

Total Distributions(b)	(1,499)	(11,305)	(50,002)		(20,902)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	4,305	73,817	(90,325)		588,171

Total Increase (Decrease) in Net Assets	3,619	64,582	(98,725)		687,281

Net Assets:

Beginning of period	161,568	96,986	1,715,801		1,028,520
End of period	$165,187	$161,568	$1,617,076		$1,715,801

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Inception date of I-3 was April 27, 2018.
(d)	Inception date of I-2 was August 23, 2019.
(e)	Inception date of Class A was August 23, 2019.
(f)	Inception date of Class C was August 23, 2019.

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Statement of Cash Flows

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Low Volatility PLUS EMG Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(50,717)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,426,857)
Proceeds from sales of long-term securities	1,426,507
(Purchases) Proceeds from sales of short-term portfolio investments, net	65,901
(Increase) decrease in deposits with counterparty	1,910
(Increase) decrease in receivable for investments sold	164,013
(Increase) decrease in interest and/or dividends receivable	729
(Increase) decrease in dividends receivable from Affiliates	146
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(24,462)
Proceeds from (Payments on) over the counter financial derivative instruments	(26,781)
(Increase) decrease in reimbursement receivable from PIMCO	80
(Increase) decrease in other assets	(86)
Increase (decrease) in payable for investments purchased	(122,135)
Increase (decrease) in deposits from counterparty	(6,689)
Increase (decrease) in accrued investment advisory fees	(159)
Increase (decrease) in accrued supervisory and administrative fees	(55)
Proceeds from (Payments on) short sales transactions, net	32
Proceeds from (Payments on) foreign currency transactions	(51)
Increase (decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	(8,310)
Investments in Affiliates	174
Exchange-traded or centrally cleared financial derivative instruments	28,427
Over the counter financial derivative instruments	22,546
Short sales	717
Foreign currency	(48)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,310)
Investments in Affiliates	(209)
Exchange-traded or centrally cleared financial derivative instruments	(3,907)
Over the counter financial derivative instruments	30,366
Short sales	(73)
Foreign currency assets and liabilities	99
Net amortization (accretion) on investments	(1,148)

Net Cash Provided by (Used for) Operating Activities	68,649

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	31,027
Payments on shares redeemed	(116,775)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	1,998,276
Payments on reverse repurchase agreements	(1,979,232)
Proceeds from sale-buyback transactions	3,441,994
Payments on sale-buyback transactions	(3,444,504)

Net Cash Received from (Used for) Financing Activities	(69,214)

Net Increase (Decrease) in Cash and Foreign Currency	(565)

Cash and Foreign Currency:

Beginning of period	3,516
End of period	$2,951

* Reinvestment of distributions	$6,002

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$2,096

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		$1,065	$1,072

Total Loan Participations and Assignments (Cost $1,063)			1,072

CORPORATE BONDS & NOTES 10.1%

BANKING & FINANCE 7.1%

American Tower Corp.
3.800% due 08/15/2029		2,800	2,995

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,173

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	800	889

Banco del Estado de Chile
4.125% due 10/07/2020		$5,300	5,385

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	EUR	900	1,037

Bank of America Corp.
2.917% (US0003M + 0.790%) due 03/05/2024 ~		$2,000	2,004

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	1,600	1,816

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$2,000	2,206
10.179% due 06/12/2021		5,100	5,705

Barclays PLC
3.200% due 08/10/2021		1,300	1,313
3.548% (US0003M + 1.380%) due 05/16/2024 ~		3,300	3,286
4.610% due 02/15/2023 •		2,900	3,014
7.125% due 06/15/2025 •(h)(i)	GBP	700	914
8.000% due 12/15/2020 •(h)(i)	EUR	1,900	2,218

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		$3,100	3,123

CNH Industrial Capital LLC
4.375% due 11/06/2020		300	306

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	1,500	1,687
6.625% due 06/29/2021 •(h)(i)		2,600	3,095

Credit Suisse Group AG
6.375% due 08/21/2026 •(h)(i)		$1,500	1,556

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,200	1,300
3.362% (US0003M + 1.230%) due 02/27/2023 ~		$2,800	2,699
4.250% due 10/14/2021		3,800	3,856

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	200	250

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,100	1,321

Ford Motor Credit Co. LLC
2.597% due 11/04/2019		$1,300	1,300
3.065% (US0003M + 0.930%) due 09/24/2020 ~		2,300	2,300
3.099% (US0003M + 0.810%) due 04/05/2021 ~		1,700	1,681
3.550% due 10/07/2022		1,900	1,901

General Motors Financial Co., Inc.
2.350% due 10/04/2019		500	500
3.583% (US0003M + 1.270%) due 10/04/2019 ~		1,500	1,500

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		1,000	1,008
3.717% (US0003M + 1.600%) due 11/29/2023 ~		100	103

GSPA Monetization Trust
6.422% due 10/09/2029		111	130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		$1,200	$1,201
3.000% due 05/29/2030 •	GBP	2,300	2,999
3.124% (US0003M + 1.000%) due 05/18/2024 ~		$600	603
3.789% (US0003M + 1.500%) due 01/05/2022 ~		600	611
4.292% due 09/12/2026 •		1,300	1,396
4.750% due 07/04/2029 •(h)(i)	EUR	1,700	1,968
5.875% due 09/28/2026 •(h)(i)	GBP	1,200	1,562
6.500% due 03/23/2028 •(h)(i)		$700	733

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		3,100	3,110
3.149% (US0003M + 0.890%) due 07/23/2024 ~		2,600	2,611
3.513% (US0003M + 1.230%) due 10/24/2023 ~		300	305
3.797% due 07/23/2024 •		1,100	1,162
5.736% (US0003M + 3.470%) due 10/30/2019 ~(h)		1,400	1,409

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		5,100	5,118
4.050% due 08/16/2023		3,000	3,155
4.550% due 08/16/2028		1,500	1,652
7.500% due 09/27/2025 •(h)(i)		500	534

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		2,600	2,622
3.127% (US0003M + 0.860%) due 07/26/2023 ~		1,100	1,103

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019		200	200

Morgan Stanley
3.407% (US0003M + 1.220%) due 05/08/2024 ~		200	203

Nationwide Building Society
4.363% due 08/01/2024 •		1,300	1,366

Navient Corp.
8.000% due 03/25/2020		400	409

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		300	302
2.953% (US0003M + 0.650%) due 07/13/2022 ~		600	599

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		550	581

Royal Bank of Scotland Group PLC
2.000% due 03/04/2025 •	EUR	100	115
4.892% due 05/18/2029 •		$1,700	1,872
7.500% due 08/10/2020 •(h)(i)		3,000	3,071
8.625% due 08/15/2021 •(h)(i)		3,200	3,435

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,000	2,144

Santander UK PLC
2.875% due 06/18/2024		3,500	3,556

SL Green Realty Corp.
4.500% due 12/01/2022		1,300	1,369

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		3,600	3,620

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	170	234

UBS AG
4.750% due 02/12/2026 •(i)		3,700	4,278
5.125% due 05/15/2024 (i)		$1,600	1,726
7.625% due 08/17/2022 (i)		2,350	2,653

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		500	504
4.125% due 09/24/2025		500	541

UniCredit SpA
6.572% due 01/14/2022		2,500	2,683
7.830% due 12/04/2023		3,200	3,754

WPC Eurobond BV
2.250% due 04/09/2026	EUR	2,800	3,299

			139,939

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.1%

Andeavor Logistics LP
5.500% due 10/15/2019		$100	$100

BAT Capital Corp.
2.764% due 08/15/2022		600	606
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.250% due 06/07/2022		100	102
3.950% due 06/15/2025		300	313

Campbell Soup Co.
2.749% (US0003M + 0.630%) due 03/15/2021 ~		300	300
3.650% due 03/15/2023		1,800	1,874

Canadian Pacific Railway Co.
4.500% due 01/15/2022		200	210

Charter Communications Operating LLC
3.903% (US0003M + 1.650%) due 02/01/2024 ~		3,500	3,589
4.464% due 07/23/2022		3,100	3,265
4.908% due 07/23/2025		1,000	1,100

Comcast Corp.
3.950% due 10/15/2025		505	550

CSN Resources S.A.
7.625% due 02/13/2023		200	209

Daimler Finance North America LLC
2.550% due 08/15/2022		150	151
3.058% (US0003M + 0.900%) due 02/15/2022 ~		2,300	2,313
3.400% due 02/22/2022		1,500	1,535
3.750% due 11/05/2021		150	154

Dell International LLC
4.420% due 06/15/2021		2,700	2,785

Deutsche Telekom International Finance BV
2.225% due 01/17/2020		150	150

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		300	301

Fairstone Financial, Inc.
7.875% due 07/15/2024		700	733

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	1,800	2,007

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,700	1,726

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	201
3.500% due 07/26/2026		3,400	3,403

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,900	3,087

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		$1,600	1,601

Mylan NV
3.150% due 06/15/2021		800	810

Occidental Petroleum Corp.
2.900% due 08/15/2024		1,700	1,715
3.637% (US0003M + 1.450%) due 08/15/2022 ~		1,400	1,409

Penske Truck Leasing Co. LP
3.200% due 07/15/2020		200	201

Reynolds American, Inc.
4.000% due 06/12/2022		100	104

SASOL Financing USA LLC
5.875% due 03/27/2024		400	432

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~		1,500	1,500

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		300	300
3.650% due 08/16/2023		1,500	1,588
3.950% due 08/16/2025		300	329

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		700	700

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ZF North America Capital, Inc.
4.500% due 04/29/2022	$400	$409

		41,963

UTILITIES 0.9%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	4,400	4,422
3.253% (US0003M + 0.950%) due 07/15/2021 ~	900	908
3.312% (US0003M + 1.180%) due 06/12/2024 ~	3,300	3,363

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	200	201

Mississippi Power Co.
2.750% (US0003M + 0.650%) due 03/27/2020 ~	2,600	2,601

NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020	50	51

Petrobras Global Finance BV
5.093% due 01/15/2030	1,346	1,406

Rio Oil Finance Trust
8.200% due 04/06/2028	1,200	1,377

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	900	897

Sprint Communications, Inc.
6.000% due 11/15/2022	600	639

Sprint Corp.
7.250% due 09/15/2021	800	856
7.875% due 09/15/2023	400	440

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	1,400	1,423

		18,584

Total Corporate Bonds & Notes (Cost $197,386)		200,486

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.0%

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	208

ILLINOIS 0.2%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,200	1,617

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	1,124

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	400	478

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	285	336
6.725% due 04/01/2035	585	686

		4,241

NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (e)	1,935	1,777

Total Municipal Bonds & Notes (Cost $5,160)		6,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 32.7%

Fannie Mae
2.310% due 08/01/2022	$200	$202
2.870% due 09/01/2027	1,000	1,055
3.820% due 09/01/2021	4,467	4,594
3.942% due 07/01/2035 •	124	129
4.119% due 03/01/2034 •	132	136
4.500% due 09/25/2040	2,063	2,549
4.797% due 12/01/2034 •	106	110

Fannie Mae UMBS
3.500% due 02/01/2043 - 09/01/2048	60,958	62,831
4.000% due 12/01/2040 - 08/01/2048	23,020	24,273
6.000% due 08/01/2036 - 04/01/2041	1,506	1,709
6.500% due 09/01/2036	238	266

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	9,600	9,548
3.000% due 11/01/2049	31,100	31,557
3.500% due 11/01/2049	65,100	66,808
4.000% due 10/01/2049 - 11/01/2049	365,900	379,856
4.500% due 11/01/2049	30,500	32,142

Freddie Mac
3.500% due 07/15/2042	6,833	7,402
4.000% due 01/01/2048 - 03/01/2049	8,813	9,218
6.500% due 05/01/2035	336	375

Ginnie Mae
2.839% due 08/20/2047	917	918
3.237% due 04/20/2068 •	3,684	3,715
3.500% due 11/20/2044 •	2,557	2,606

Ginnie Mae, TBA
5.000% due 11/01/2049	4,800	5,056

Small Business Administration
5.490% due 03/01/2028	64	70
6.020% due 08/01/2028	528	577

Total U.S. Government Agencies (Cost $643,469)		647,702

U.S. TREASURY OBLIGATIONS 25.4%

U.S. Treasury Bonds
3.000% due 08/15/2048	600	714
3.000% due 02/15/2049	19,200	22,916
4.625% due 02/15/2040 (o)	3,100	4,491

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (m)	36,840	36,508
0.125% due 04/15/2022 (m)	23,947	23,717
0.375% due 01/15/2027	4,779	4,841
0.625% due 01/15/2026	6,111	6,275
0.625% due 02/15/2043	893	918
1.000% due 02/15/2046	5,089	5,684
1.000% due 02/15/2048	21,432	24,108
1.000% due 02/15/2049	30,169	34,178
1.375% due 02/15/2044	5,064	6,080
2.000% due 01/15/2026	11,634	12,934
2.375% due 01/15/2027	3,689	4,267

U.S. Treasury Notes
1.125% due 09/30/2021 (m)(o)	17,200	17,022
1.500% due 08/15/2026 (o)	4,700	4,663
1.625% due 02/15/2026 (o)	3,300	3,302
2.125% due 05/15/2025 (m)(o)	33,150	34,100
2.375% due 05/15/2029	7,000	7,437
2.625% due 12/31/2025 (o)	12,400	13,145
2.625% due 02/15/2029	156,800	169,776
3.000% due 09/30/2025 (o)	31,000	33,465
3.000% due 10/31/2025 (o)	31,000	33,496

Total U.S. Treasury Obligations (Cost $476,969)		504,037

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

Adjustable Rate Mortgage Trust
4.261% due 01/25/2036 ^~	3,171	2,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ		$874	$789

Banc of America Funding Trust
4.429% due 09/20/2046 ^~		4,237	3,898

Bear Stearns Adjustable Rate Mortgage Trust
4.433% due 08/25/2033 ~		109	109

Bear Stearns ALT-A Trust
4.496% due 05/25/2035 ~		155	159

Chase Mortgage Finance Trust
4.049% due 09/25/2036 ^~		976	920

Citigroup Mortgage Loan Trust
2.258% due 11/25/2036 •		331	335
3.228% due 03/25/2082 þ		3,289	3,298
3.258% due 04/25/2066 ~		2,209	2,214
4.218% due 09/25/2037 ^~		81	79

CitiMortgage Alternative Loan Trust
2.618% due 04/25/2037 •		1,151	923

Countrywide Alternative Loan Trust
2.138% due 12/25/2046 •		5,265	5,142
2.188% due 11/25/2036 •		1,534	1,499
5.500% due 06/25/2025		1,433	1,441
5.500% due 11/25/2035 ^		511	457
6.000% due 12/25/2035 ^		1,838	1,776
6.000% due 05/25/2036 ^		215	164
6.250% due 08/25/2036		3,292	2,846
7.000% due 10/25/2037		432	266

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^		1,187	974
6.000% due 02/25/2037 ^		1,240	1,009

Countrywide Home Loan Reperforming REMIC Trust
2.358% due 06/25/2035 •		391	377

Credit Suisse Mortgage Capital Trust
4.025% due 06/25/2050 ~		2,334	1,911

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.208% due 02/25/2037 ^•		4,152	3,855
2.518% due 02/25/2035 •		286	274

Downey Savings & Loan Association Mortgage Loan Trust
2.247% due 10/19/2036 •		902	813

First Horizon Alternative Mortgage Securities Trust
4.201% due 06/25/2036 ^~		3,073	2,866

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	9,300	11,461

Impac CMB Trust
2.658% due 03/25/2035 •		$1,007	1,008

IndyMac Mortgage Loan Trust
2.218% due 11/25/2046 •		3,952	3,756
2.498% due 07/25/2035 •		1,348	1,347

JPMorgan Chase Commercial Mortgage Securities Trust
3.600% due 12/15/2031 •		2,200	2,206

JPMorgan Mortgage Trust
3.716% due 07/27/2037 ~		575	593
4.420% due 07/25/2035 ~		439	445
5.750% due 01/25/2036 ^		47	37

Lehman Mortgage Trust
2.668% due 11/25/2036 •		885	577

Lehman XS Trust
2.243% due 08/25/2046 •		2,307	2,218

Luminent Mortgage Trust
4.253% due 04/25/2036 ~		3,868	3,580

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		878	851

Merrill Lynch Alternative Note Asset Trust
2.218% due 03/25/2037 •		8,929	3,784
2.315% due 02/25/2037 •		70	71
6.000% due 03/25/2037		230	163

Merrill Lynch Mortgage Investors Trust
4.128% due 04/25/2035 ~		74	74
4.246% due 02/25/2036 ~		7	7

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036		385	307

MortgageIT Trust
2.538% due 12/25/2035 •		2,212	2,208

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		$147	$116

NovaStar Mortgage Funding Trust
1.632% due 09/25/2046 •		2,685	1,288

Prime Mortgage Trust
6.000% due 06/25/2036 ^		578	538

RBSSP Resecuritization Trust
2.395% due 02/26/2037 •		1,564	1,565
2.640% due 04/26/2037 •		73	72

Residential Accredit Loans, Inc. Trust
2.268% due 08/25/2037 •		111	107
3.390% due 10/25/2037 ~		1,895	1,792
6.000% due 01/25/2037 ^		210	200
6.000% due 03/25/2037		518	488

Residential Funding Mortgage Securities, Inc. Trust
4.901% due 04/25/2037 ~		1,240	1,176

Sequoia Mortgage Trust
3.786% due 09/20/2046 ^~		667	549

Structured Adjustable Rate Mortgage Loan Trust
4.021% due 08/25/2035 ~		179	159
4.450% due 03/25/2036 ^~		228	213

Structured Asset Securities Corp.
5.500% due 06/25/2035		2,731	2,903

Thornburg Mortgage Securities Trust
3.467% due 03/25/2044 ~		500	503
4.031% due 09/25/2037 ~		6	6
4.168% due 12/25/2044 ~		711	729

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	4,247	5,235

WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •		$117	117
2.798% due 01/25/2045 •		4,518	4,500
3.446% due 02/25/2046 •		380	389
3.720% due 06/25/2037 ^~		747	706
3.844% due 06/25/2037 ^~		286	277
3.876% due 10/25/2035 ~		144	143
4.166% due 12/25/2035 ~		1,293	1,292
4.400% due 01/25/2035 ~		325	338

Washington Mutual Mortgage Pass-Through Certificates Trust
2.098% due 09/25/2036 •		1,911	723
2.268% due 02/25/2036 •		2,839	2,596
3.196% due 02/25/2047 ^•		4,479	4,125
3.386% due 04/25/2046 •		356	334

Wells Fargo Mortgage-Backed Securities Trust
4.812% due 09/25/2036 ^~		57	59
4.945% due 12/25/2034 ~		39	41
4.992% due 06/25/2035 ~		308	313

Total Non-Agency Mortgage-Backed Securities (Cost $107,659)			109,560

ASSET-BACKED SECURITIES 9.3%

Accredited Mortgage Loan Trust
2.278% due 09/25/2036 •		2,324	2,293

Allegro CLO Ltd.
3.486% due 01/30/2026 •		281	282

Argent Securities Trust
2.208% due 03/25/2036 •		5,115	4,748

Asset-Backed Securities Corp. Home Equity Loan Trust
2.828% due 06/25/2034 •		3,894	3,848

Bear Stearns Asset-Backed Securities Trust
3.068% due 08/25/2037 •		2,910	2,554
4.349% due 07/25/2036 ~		234	236

Centex Home Equity Loan Trust
2.663% due 03/25/2034 •		446	443

CIFC Funding Ltd.
3.136% due 10/25/2027 •		2,000	1,996

Citigroup Mortgage Loan Trust
2.208% due 05/25/2037 •		3,303	2,508
2.278% due 03/25/2036 •		6,489	6,244
6.750% due 05/25/2036 þ		459	337

Citigroup Mortgage Loan Trust, Inc.
2.318% due 10/25/2036 •		2,266	2,232
2.918% due 09/25/2035 ^•		3,400	3,361

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
2.158% due 07/25/2037 •		$2,167	$1,974
2.208% due 07/25/2036 •		191	192
2.218% due 02/25/2037 •		1,072	983

Countrywide Asset-Backed Certificates Trust
2.158% due 03/25/2037 •		1,104	1,068
2.168% due 03/25/2047 ^•		4,154	4,096
2.178% due 03/25/2037 •		127	127
2.758% due 08/25/2047 •		1,936	1,923

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		7,559	2,951

ECMC Group Student Loan Trust
3.018% due 07/25/2069 •		2,244	2,242

Ellington Loan Acquisition Trust
3.118% due 05/25/2037 •		1,014	1,016

Encore Credit Receivables Trust
2.753% due 09/25/2035 •		350	350

Euro-Galaxy CLO BV
0.000% due 01/17/2031 •	EUR	1,800	1,962
0.820% due 11/10/2030 •		2,000	2,178

Exeter Automobile Receivables Trust
3.200% due 04/15/2022		$5,342	5,357

First Franklin Mortgage Loan Trust
2.178% due 11/25/2036 •		1,838	1,806
2.328% due 09/25/2036 •		485	448
2.378% due 11/25/2035 •		2,903	2,822
2.878% due 08/25/2032 •		1,300	1,296

Fremont Home Loan Trust
2.168% due 10/25/2036 •		4,148	2,053
2.753% due 01/25/2035 •		1,600	1,589
2.753% due 07/25/2035 •		187	187

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		4,710	4,716

GSAA Home Equity Trust
2.088% due 03/25/2036 •		838	411
2.338% due 04/25/2047 •		1,943	1,278
6.295% due 06/25/2036 þ		1,402	639

GSAMP Trust
2.108% due 01/25/2037 •		6,715	4,546
2.118% due 12/25/2046 •		622	388
2.148% due 12/25/2046 •		3,406	2,223
2.248% due 01/25/2037 •		1,300	1,142

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •		451	451

Home Equity Mortgage Loan Asset-Backed Trust
2.238% due 04/25/2037 •		1,413	1,123

JPMorgan Mortgage Acquisition Trust
2.228% due 10/25/2036 •		2,312	2,271
2.318% due 03/25/2037 •		4,300	3,986

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		1,327	1,357

Long Beach Mortgage Loan Trust
2.238% due 02/25/2036 •		4,221	4,138

Merrill Lynch Mortgage Investors Trust
2.128% due 08/25/2037 •		14,208	9,148

Monarch Grove CLO
3.156% due 01/25/2028 •		2,400	2,391

Morgan Stanley ABS Capital, Inc. Trust
2.233% due 03/25/2037 •		3,175	1,602
2.948% due 07/25/2035 •		3,854	3,865

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •		654	655

Navient Private Education Loan Trust
2.428% due 12/16/2058 •		57	57

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		907	354

NovaStar Mortgage Funding Trust
2.218% due 09/25/2037 •		3,260	3,184

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •		3,000	2,992

OHA Credit Partners Ltd.
3.288% due 10/20/2025		169	169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
2.158% due 03/25/2037 •		$1,141	$857
2.378% due 01/25/2036 •		6,400	5,934
2.798% due 02/25/2035 •		2,888	2,865

Ozlme BV
0.820% due 01/18/2030 •	EUR	2,600	2,834

Palmer Square Loan Funding Ltd.
0.000% due 10/24/2027 •(b)		$4,100	4,100

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		870	480
5.586% due 11/25/2036 þ		2,139	1,144

Residential Asset Securities Corp. Trust
2.458% due 12/25/2035 •		4,700	4,590
2.598% due 06/25/2033 •		385	356

Securitized Asset-Backed Receivables LLC Trust
2.498% due 10/25/2035 •		4,800	4,417

Seneca Park CLO Ltd.
3.423% due 07/17/2026 •		2,325	2,332

SLM Private Education Loan Trust
5.278% due 05/16/2044 •		151	151

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	553	603
3.776% due 04/25/2023 •		$774	779

SoFi Consumer Loan Program Trust
2.550% due 02/25/2027		133	133

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		2,900	2,898

Soundview Home Loan Trust
2.188% due 07/25/2037 •		1,717	1,450
3.318% due 10/25/2037 •		2,183	1,804

South Carolina Student Loan Corp.
3.138% due 09/03/2024 •		759	763

Specialty Underwriting & Residential Finance Trust
2.618% due 12/25/2036 •		3,240	3,198

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		1,451	1,453

Structured Asset Investment Loan Trust
2.738% due 10/25/2035 •		600	601
2.798% due 02/25/2035 •		5,572	5,580

Structured Asset Securities Corp. Mortgage Loan Trust
2.358% due 02/25/2036 •		724	726

Telos CLO Ltd.
3.253% due 04/17/2028 •		2,500	2,496
3.573% due 01/17/2027 •		6,042	6,045

TICP CLO Ltd.
3.078% due 07/20/2027 •		1,300	1,296

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~		3,100	3,120

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		682	684

Total Asset-Backed Securities (Cost $182,914)			184,477

SOVEREIGN ISSUES 2.6%

Argentina Government International Bond
3.750% due 12/31/2038 þ		7,400	2,969
5.875% due 01/11/2028		3,500	1,431
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	2,196	16
79.499% (ARLLMONP) due 06/21/2020 ~(a)		73,733	556

Brazil Government International Bond
5.625% due 02/21/2047		$1,300	1,459

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	5,183	1,649
6.000% due 05/15/2055		3,887	1,394

Israel Government International Bond
4.125% due 01/17/2048		$300	353

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	3,559,193	34,333

Qatar Government International Bond
5.250% due 01/20/2020		$4,800	4,844

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
4.000% due 04/17/2025	$1,400	$1,502
5.000% due 04/17/2049	750	905

Total Sovereign Issues (Cost $54,169)		51,411

	SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)(j)	7,400	8,223

Total Preferred Securities (Cost $7,622)		8,223

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.6%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~	$1,600	1,604

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.7%

C.I.B.C.
1.828% due 10/28/2019 (f)	CAD	18,500	$13,945

Royal Bank Of Canada
1.815% due 10/25/2019 (f)		10,600	7,992

Toronto-Dominion Bank
1.815% due 10/25/2019 (f)		16,014	12,073

			34,010

REPURCHASE AGREEMENTS (k) 0.9%
			17,499

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (e)(f)	ARS	1,440	14

U.S. TREASURY BILLS 0.9%
1.972% due 10/22/2019 - 11/21/2019 (d)(e)(m)(o)		$17,046	17,007

Total Short-Term Instruments (Cost $70,129)			70,134

Total Investments in Securities (Cost $1,746,540)			1,783,328

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 40.7%

SHORT-TERM INSTRUMENTS 40.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 40.7%

PIMCO Short Asset Portfolio	22,173,800	$220,696

PIMCO Short-Term Floating NAV Portfolio III	59,146,595	585,137

Total Short-Term Instruments (Cost $806,689)		805,833

Total Investments in Affiliates (Cost $806,689)		805,833

Total Investments 130.7% (Cost $2,553,229)		$2,589,161

Financial Derivative Instruments (l)(n) (2.1)% (Cost or Premiums, net $11,773)		(41,758)

Other Assets and Liabilities, net (28.6)%		(565,826)

Net Assets 100.0%		$1,981,577

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 7,622	$8,223	0.41%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$2,799	U.S. Treasury Notes 2.250% due 03/31/2021	$(2,856)	$2,799	$2,799
JPS	1.700	09/30/2019	10/01/2019	7,400	U.S. Treasury Notes 1.750% due 06/15/2022	(7,549)	7,400	7,400
MBC	2.450	09/30/2019	10/01/2019	7,300	U.S. Treasury Notes 2.875% due 04/30/2025	(7,541)	7,300	7,301

Total Repurchase Agreements						$(17,946)	$17,499	$17,500

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.3)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$	4,800	$(5,140)	$(5,146)

Sovereign Issues (0.6)%
Canada Government Bond	2.750%	12/01/2048	CAD	12,700	(12,572)	(12,429)

Total Short Sales (0.9)%					$(17,712)	$(17,575)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$2,799	$0	$0	$0	$2,799	$(2,856)	$(57)
JPS	7,400	0	0	0	7,400	(7,549)	(149)
MBC	7,301	0	0	0	7,301	(7,541)	(240)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(12,429)	(12,429)	0	(12,429)
TOR	0	0	0	0	0	(220)	(220)

Total Borrowings and Other Financing Transactions	$17,500	$0	$0	$(12,429)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $102 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(1,410) at a weighted average interest rate of 0.847%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$98.125	12/16/2019	1,801	$4,503	$647	$731

Total Purchased Options					$647	$731

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$ 97.875	12/16/2019	1,801	$	4,503	$(193)	$(157)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	1,801		4,503	(367)	(383)

Total Written Options						$(560)	$(540)

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	77	$	14,624	$(21)	$4	$(9)
U.S. Treasury 10-Year Note December Futures	12/2019	17		2,215	(20)	0	(2)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	161		30,897	(531)	10	0

					$(572)	$14	$(11)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	77	$	(56)	$24	$7	$0
U.S. Treasury 2-Year Note December Futures	12/2019	564		(121,542)	281	17	0
U.S. Treasury 5-Year Note December Futures	12/2019	102		(12,153)	(22)	5	0
U.S. Treasury 30-Year Bond December Futures	12/2019	901		(146,244)	1,963	28	0

					$2,246	$57	$0

Total Futures Contracts					$1,674	$71	$(11)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	Quarterly	12/20/2020	$22,221	$(445)	$216	$(229)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$12,276	$791	$94	$885	$28	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	35,000	652	96	748	21	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	47,300	958	(14)	944	38	0

					$2,401	$176	$2,577	$87	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	27,500	$(3)	$(1,020)	$(1,023)	$12	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	13,900	(137)	2,311	2,174	0	(15)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020	$	136,000	(430)	1,454	1,024	0	(11)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		9,700	(20)	(248)	(268)	2	0
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		31,300	(331)	2,061	1,730	0	(6)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		41,000	30	828	858	1	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		16,200	(921)	128	(793)	4	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		53,600	(8)	(4,557)	(4,565)	6	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		13,400	0	(1,146)	(1,146)	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		70,600	2,139	(4,377)	(2,238)	21	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,000	8	(61)	(53)	0	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		28,900	(103)	(878)	(981)	1	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		146,000	2,367	29	2,396	0	(36)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		58,610	5,620	(6,800)	(1,180)	14	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		57,200	973	(2,108)	(1,135)	15	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		1,600	123	(125)	(2)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		64,800	173	(5,436)	(5,263)	34	0
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		19,300	(57)	(50)	(107)	4	0
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		1,700	49	(355)	(306)	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	06/20/2048	$	5,100	$71	$(1,033)	$(962)	$0	$(7)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		19,800	(47)	(2,503)	(2,550)	0	(26)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		2,900	(21)	(178)	(199)	0	(4)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		1,600	(23)	58	35	0	(2)
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		15,600	(92)	(38)	(130)	0	(21)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		8,300	(29)	209	180	0	(11)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	3,510,000	(1,214)	(143)	(1,357)	58	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,800	(2)	(210)	(212)	0	(3)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,300	5	408	413	6	0
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	31,700	0	(115)	(115)	0	(57)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	18,500	(2)	(520)	(522)	19	0
Pay	UKRPI	3.593	Maturity	11/15/2028		3,500	0	(36)	(36)	4	0
Pay	UKRPI	3.595	Maturity	11/15/2028		12,500	152	(276)	(124)	15	0
Pay	UKRPI	3.603	Maturity	11/15/2028		3,300	0	(29)	(29)	4	0

							$8,270	$(24,756)	$(16,486)	$223	$(202)

Total Swap Agreements							$10,226	$(24,364)	$(14,138)	$310	$(204)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 731	$ 71	$ 310	$ 1,112	$ (540)	$ (11)	$ (204)	$ (755)

(m)

Securities with an aggregate market value of $18,461 and cash of $5,806 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	MXN	401		$20	$0	$0
	10/2019		$23,258	GBP	18,876	0	(49)
	10/2019		9,301	ZAR	131,523	0	(622)
	11/2019	GBP	18,876		$23,290	50	0
	01/2020		$20	MXN	401	0	0

BPS	10/2019	EUR	3,664		$4,040	47	0
	10/2019		$10,204	CAD	13,584	49	0
	10/2019		1,124	EUR	1,011	0	(22)
	12/2019	TWD	239,424		$7,697	0	(62)

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	10/2019	CAD	2,771		$2,091	$0	$(1)
	10/2019		$51,519	EUR	47,118	0	(163)
	10/2019		20	MXN	401	0	0
	11/2019	EUR	47,118		$51,645	161	0

CBK	10/2019	CAD	19,166		14,484	12	0
	10/2019	EUR	1,507		1,655	12	0
	10/2019		$20	MXN	401	0	0
	11/2019		9,505	COP	32,169,196	0	(284)

GLM	10/2019	MXN	401		$20	0	0
	10/2019		$1,945	CAD	2,580	2	0
	10/2019		1,051	GBP	843	0	(15)
	11/2019		29	ARS	1,932	0	(1)

HUS	10/2019	AUD	1,437		$970	0	0
	10/2019	CAD	28,605		21,514	0	(77)
	10/2019		$23,346	CAD	30,945	12	0
	11/2019	CAD	30,945		$23,358	0	(12)
	11/2019	TWD	295,040		9,424	0	(116)
	11/2019		$29,761	CNH	201,642	0	(1,548)
	01/2021	BRL	2,050		$316	0	(161)

IND	10/2019		$376	RUB	24,723	5	0

JPM	10/2019	BRL	65,055		$15,622	0	(36)
	10/2019	GBP	157		194	1	0
	10/2019		$5,992	ARS	385,058	66	0
	10/2019		15,720	BRL	65,054	0	(62)
	11/2019	CNH	117,544		$16,804	358	0
	11/2019	TWD	213,943		6,829	0	(89)

MYI	10/2019	CAD	13,968		$10,587	43	0
	10/2019	CHF	28,586		29,203	561	0
	10/2019		$248	ZAR	3,789	2	0
	11/2019		19,166	NOK	171,680	0	(282)
	11/2019		5,598	TWD	175,844	87	0
	12/2019	SGD	24,322		$17,529	0	(84)

RBC	10/2019	CAD	1,099		833	4	0

RYL	03/2020	CNH	48,790		6,766	0	(40)

SCX	10/2019	BRL	65,055		15,719	62	0
	10/2019	EUR	42,958		47,673	851	0
	10/2019		$15,622	BRL	65,054	36	0
	11/2019	CNH	84,098		$12,013	246	0
	11/2019		$15,689	BRL	65,055	0	(68)
	12/2019		8,841	IDR	128,480,825	132	0
	12/2019		17,586	SGD	24,284	0	(1)

SOG	10/2019	CAD	26,614		$20,080	0	(16)
	10/2019	GBP	19,562		23,923	0	(130)
	10/2019		$8,780	RUB	565,334	0	(78)

SSB	10/2019		1,078	JPY	116,200	0	(4)

UAG	10/2019	CHF	542		$548	5	0
	10/2019	JPY	2,561,226		23,798	110	0
	10/2019		$29,309	CHF	29,128	0	(124)
	10/2019		23,176	JPY	2,445,026	0	(563)
	11/2019	CHF	29,128		$29,392	124	0
	11/2019		$23,852	JPY	2,561,226	0	(112)
	12/2019	TWD	47,220		$1,529	0	(1)
	12/2019		$6,617	CNY	47,265	4	0

Total Forward Foreign Currency Contracts						$3,042	$(4,823)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017%	07/02/2021	638,500	$2,438	$3,775
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	291,100	1,070	1,795
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	159,200	1,273	5,359
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	161,700	949	4,071
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	33,600	1,351	3

Total Purchased Options							$7,081	$15,003

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	7,793	$(42)	$(2)
	Call - OTC USD versus BRL		4.171	10/11/2019	7,793	(42)	(61)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	7,793	(29)	(9)
	Call - OTC USD versus RUB		66.376	10/14/2019	7,793	(30)	(12)

						$(143)	$(84)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	84,000	$(1,273)	$(6,324)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	85,400	(949)	(5,023)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	204,300	(2,438)	(5,918)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	93,200	(1,042)	(2,587)

							$(5,702)	$(19,852)

Total Written Options							$(5,845)	$(19,936)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR 1,085	$199	$(155)	$44	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904	240	44	(34)	10	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904	850	162	(127)	35	0

							$405	$(316)	$89	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 877	$(179)	$116	$0	$(63)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR 11,500	$(2)	$12	$10	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	25,955	2.481% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	$156,993	$0	$1,181	$1,181	$0
	Pay	S&P 500 Total Return Index	84,991	2.321% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/06/2020	443,976	0	(58,335)	0	(58,335)
	Pay	S&P 500 Total Return Index	36,601	2.399% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	192,313	0	(24,100)	0	(24,100)
	Pay	S&P 500 Total Return Index	34,367	2.442% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	206,497	0	222	222	0
	Pay	S&P 500 Total Return Index	14,008	2.472% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	84,168	0	153	153	0
	Pay	S&P 500 Total Return Index	15,512	2.484% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/26/2020	93,679	0	909	909	0

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	ERAUSLT Index	81,869	2.261% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/13/2020	$26,732	$0	$(231)	$0	$(231)

CBK	Receive	ERAUSLT Index	692,957	2.431% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	226,264	0	(1,966)	0	(1,966)
	Pay	S&P 500 Total Return Index	16,885	2.291% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	102,132	0	761	761	0
	Receive	ERAUSLT Index	292,663	2.261% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020	95,560	0	(824)	0	(824)
	Receive	ERAUSLT Index	742,374	2.261% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/06/2020	219,387	0	17,133	17,133	0
	Receive	ERAUSLT Index	718,844	2.339% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	213,144	0	15,939	15,939	0
	Receive	ERAUSLT Index	697,068	2.301% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	227,607	0	(1,967)	0	(1,967)

FAR	Pay	S&P 500 Total Return Index	10,278	2.271% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/20/2019	62,168	0	463	463	0
	Receive	ERAUSLT Index	233,313	2.344% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/26/2020	75,764	0	(510)	0	(510)

GST	Pay	S&P 500 Total Return Index	7,246	2.196% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/20/2019	43,829	0	325	325	0
	Pay	S&P 500 Total Return Index	15,988	2.291% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020	96,706	0	721	721	0
	Pay	S&P 500 Total Return Index	8,091	2.261% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/13/2020	48,940	0	364	364	0

JPM	Receive	ERAUSLT Index	567,659	2.261% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/06/2020	165,802	0	15,104	15,104	0
	Receive	ERAUSLT Index	527,660	2.302% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/25/2020	170,946	0	(283)	0	(283)
	Receive	ERAUSLT Index	184,985	2.374% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	59,900	0	14	14	0

MYI	Receive	ERAUSLT Index	416,677	2.332% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	134,991	0	(227)	0	(227)
	Receive	ERAUSLT Index	277,049	2.336% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	89,755	0	(106)	0	(106)

SOG	Receive	ERAUSLT Index	310,323	2.221% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/20/2019	101,327	0	(873)	0	(873)
	Pay	S&P 500 Total Return Index	25,921	2.332% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/25/2020	155,749	0	267	267	0
	Pay	S&P 500 Total Return Index	34,073	2.301% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	206,096	0	1,537	1,537	0

UAG	Receive	ERAUSLT Index	110,350	2.251% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	36,031	0	(311)	0	(311)
	Receive	ERAUSLT Index	216,543	2.321% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	70,706	0	(611)	0	(611)
	Receive	ERAUSLT Index	65,800	2.321% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/13/2020	21,485	0	(186)	0	(186)

								$0	$(35,437)	$55,093	$(90,530)

Total Swap Agreements								$224	$(35,625)	$55,192	$(90,593)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$50	$0	$0	$50	$(671)	$(63)	$(63)	$(797)	$(747)	$701	$(46)
BPS	96	0	2,509	2,605	(84)	0	(82,435)	(82,519)	(79,914)	77,684	(2,230)
BRC	161	0	0	161	(164)	0	(231)	(395)	(234)	403	169
CBK	24	0	33,843	33,867	(284)	(21)	(4,757)	(5,062)	28,805	(25,196)	3,609
FAR	0	0	463	463	0	0	(510)	(510)	(47)	211	164
GLM	2	0	10	12	(16)	0	0	(16)	(4)	0	(4)
GST	0	0	1,410	1,410	0	0	0	0	1,410	(2,336)	(926)
HUS	12	0	35	47	(1,914)	0	0	(1,914)	(1,867)	1,881	14
IND	5	0	0	5	0	0	0	0	5	0	5

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
JPM	$425	$0	$15,118	$15,543	$(187)	$0	$(283)	$(470)	$15,073	$(20,578)	$(5,505)
MYC	0	15,003	0	15,003	0	(19,852)	0	(19,852)	(4,849)	4,070	(779)
MYI	693	0	0	693	(366)	0	(333)	(699)	(6)	(3,470)	(3,476)
RBC	4	0	0	4	0	0	0	0	4	0	4
RYL	0	0	0	0	(40)	0	0	(40)	(40)	(90)	(130)
SCX	1,327	0	0	1,327	(69)	0	0	(69)	1,258	(770)	488
SOG	0	0	1,804	1,804	(224)	0	(873)	(1,097)	707	746	1,453
SSB	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
UAG	243	0	0	243	(800)	0	(1,108)	(1,908)	(1,665)	2,088	423

Total Over the Counter	$3,042	$15,003	$55,192	$73,237	$(4,823)	$(19,936)	$(90,593)	$(115,352)

(o)

Securities with an aggregate market value of $88,933 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$731	$731
Futures	0	0	0	0	71	71
Swap Agreements	0	87	0	0	223	310

	$0	$87	$0	$0	$1,025	$1,112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,042	$0	$3,042
Purchased Options	0	0	0	0	15,003	15,003
Swap Agreements	0	89	55,093	0	10	55,192

	$0	$89	$55,093	$3,042	$15,013	$73,237

	$0	$176	$55,093	$3,042	$16,038	$74,349

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$540	$540
Futures	0	0	0	0	11	11
Swap Agreements	0	2	0	0	202	204

	$0	$2	$0	$0	$753	$755

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,823	$0	$4,823
Written Options	0	0	0	84	19,852	19,936
Swap Agreements	0	63	90,530	0	0	90,593

	$0	$63	$90,530	$4,907	$19,852	$115,352

	$0	$65	$90,530	$4,907	$20,605	$116,107

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Written Options	0	0	0	0	812	812
Futures	0	0	0	0	(6,510)	(6,510)
Swap Agreements	0	2,617	0	0	(41,752)	(39,135)

	$0	$2,617	$0	$0	$(47,441)	$(44,824)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,469	$0	$4,469
Purchased Options	0	0	0	(298)	(545)	(843)
Written Options	0	20	0	663	(2,481)	(1,798)
Swap Agreements	0	(111)	(25,283)	0	0	(25,394)

	$0	$(91)	$(25,283)	$4,834	$(3,026)	$(23,566)

	$0	$2,526	$(25,283)	$4,834	$(50,467)	$(68,390)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$131	$131
Written Options	0	0	0	0	19	19
Futures	0	0	0	0	3,962	3,962
Swap Agreements	0	(147)	0	0	6,123	5,976

	$0	$(147)	$0	$0	$10,235	$10,088

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,585)	$0	$(2,585)
Purchased Options	0	0	0	61	8,642	8,703
Written Options	0	0	0	351	(9,513)	(9,162)
Swap Agreements	0	(107)	(10,394)	0	32	(10,469)

	$0	$(107)	$(10,394)	$(2,173)	$(839)	$(13,513)

	$0	$(254)	$(10,394)	$(2,173)	$9,396	$(3,425)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,072	$0	$1,072
Corporate Bonds & Notes
Banking & Finance	0	139,939	0	139,939
Industrials	0	41,963	0	41,963
Utilities	0	18,584	0	18,584
Municipal Bonds & Notes
California	0	208	0	208
Illinois	0	4,241	0	4,241
New Jersey	0	1,777	0	1,777
U.S. Government Agencies	0	647,702	0	647,702
U.S. Treasury Obligations	0	504,037	0	504,037
Non-Agency Mortgage-Backed Securities	0	109,560	0	109,560
Asset-Backed Securities	0	184,477	0	184,477
Sovereign Issues	0	51,411	0	51,411
Preferred Securities
Banking & Finance	0	8,223	0	8,223
Short-Term Instruments
Certificates of Deposit	0	1,604	0	1,604
Commercial Paper	0	34,010	0	34,010
Repurchase Agreements	0	17,499	0	17,499
Argentina Treasury Bills	0	14	0	14
U.S. Treasury Bills	0	17,007	0	17,007

	$0	$1,783,328	$0	$1,783,328

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$805,833	$0	$0	$805,833

Total Investments	$805,833	$1,783,328	$0	$2,589,161

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(12,429)	$0	$(12,429)
U.S. Government Agencies	0	(5,146)	0	(5,146)

	$0	$(17,575)	$0	$(17,575)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	802	310	0	1,112
Over the counter	0	73,237	0	73,237

	$802	$73,547	$0	$74,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(551)	(204)	0	(755)
Over the counter	0	(115,352)	0	(115,352)

	$(551)	$(115,556)	$0	$(116,107)

Total Financial Derivative Instruments	$251	$(42,009)	$0	$(41,758)

Totals	$806,084	$1,723,744	$0	$2,529,828

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.9%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

YPF S.A.
63.450% (BADLARPP + 4.000%) due 09/24/2020 ~(a)	ARS	230	$4

Total Corporate Bonds & Notes (Cost $4)			4

U.S. GOVERNMENT AGENCIES 24.1%

Fannie Mae UMBS
4.000% due 05/01/2047 - 06/01/2048		$1,017	1,065

Fannie Mae UMBS, TBA
2.500% due 11/01/2049		100	99
3.000% due 11/01/2049		900	913
3.500% due 11/01/2049		500	513
4.000% due 11/01/2049		1,400	1,454
4.500% due 11/01/2049		200	211

Total U.S. Government Agencies (Cost $4,246)			4,255

U.S. TREASURY OBLIGATIONS 28.9%

U.S. Treasury Bonds
3.000% due 02/15/2049		900	1,074

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022		1,160	1,149
1.000% due 02/15/2046 (h)		108	121
1.000% due 02/15/2048 (h)		416	468

U.S. Treasury Notes
1.250% due 08/31/2024		1,300	1,282
1.625% due 08/15/2029		1,000	996

Total U.S. Treasury Obligations (Cost $4,841)			5,090

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.3%

BCAP LLC Trust
5.250% due 04/26/2037		394	331

Bear Stearns Adjustable Rate Mortgage Trust
5.020% due 01/25/2034 ~		59	58

Bear Stearns Mortgage Funding Trust
2.188% due 06/25/2047 •		74	72

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •		14	14

Countrywide Alternative Loan Trust
2.238% due 08/25/2047 •		284	288
2.298% due 12/25/2035 •		23	23
2.518% due 12/25/2035 ^•		93	57

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.499% due 10/20/2035 ~		$117	$106
4.241% due 11/25/2034 ~		14	14
4.696% due 10/19/2032 ~		10	9

Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		49	50

Credit Suisse First Boston Mortgage Securities Corp.
2.668% due 11/25/2031 •		42	31

IndyMac Mortgage Loan Trust
3.777% due 05/25/2036 ^~		95	86

JPMorgan Mortgage Trust
4.451% due 08/25/2036 ^~		19	17

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •		7	7

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		420	358

Structured Asset Mortgage Investments Trust
2.307% due 07/19/2035 •		17	17

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•		19	18

WaMu Mortgage Pass-Through Certificates Trust
3.446% due 02/25/2046 •		38	39

Wells Fargo Mortgage-Backed Securities Trust
5.075% due 03/25/2035 ~		219	221

Total Non-Agency Mortgage-Backed Securities (Cost $1,841)			1,816

ASSET-BACKED SECURITIES 1.5%

Bear Stearns Asset-Backed Securities Trust
3.413% due 01/25/2035 •		13	14

Countrywide Asset-Backed Certificates
2.738% due 02/25/2036 •		8	8

GSAMP Trust
3.668% due 10/25/2034 •		64	62

Morgan Stanley ABS Capital, Inc. Trust
2.098% due 09/25/2036 •		33	18
2.148% due 10/25/2036 •		112	108

Soundview Home Loan Trust
2.178% due 11/25/2036 •		68	67

Total Asset-Backed Securities (Cost $252)			277

SOVEREIGN ISSUES 4.1%

Argentina Government International Bond
5.875% due 01/11/2028		100	41
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	482	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
79.499% (ARLLMONP) due 06/21/2020 ~(a)		$9,980	$75

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	40,331	389

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	50	0
63.194% due 05/31/2022 •(a)		10	0

Saudi Government International Bond
4.000% due 04/17/2025		$200	215

Total Sovereign Issues (Cost $1,192)			724

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (e) 0.9%
			150

ARGENTINA TREASURY BILLS 0.1%
85.053% due 02/26/2020 - 05/13/2020 (b)(c)	ARS	1,930	19

Total Short-Term Instruments (Cost $177)			169

Total Investments in Securities (Cost $12,553)			12,335

		SHARES
INVESTMENTS IN AFFILIATES 39.3%

SHORT-TERM INSTRUMENTS 39.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 39.3%

PIMCO Short-Term Floating NAV Portfolio III		699,923	6,924

Total Short-Term Instruments (Cost $6,923)			6,924

Total Investments in Affiliates (Cost $6,923)			6,924

Total Investments 109.2% (Cost $19,476)			$19,259

Financial Derivative Instruments (f)(g) 8.1% (Cost or Premiums, net $112)			1,420

Other Assets and Liabilities, net (17.3)%			(3,049)

Net Assets 100.0%			$17,630

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$150	U.S. Treasury Notes 2.250% due 03/31/2021	$(156)	$150	$150

Total Repurchase Agreements						$(156)	$150	$150

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$150	$0	$0	$150	$(156)	$(6)

Total Borrowings and Other Financing Transactions	$150	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(1,089) at a weighted average interest rate of 2.340%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$98.125	12/16/2019	15	$38	$6	$6

Total Purchased Options					$6	$6

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	15	$38	$(2)	$(1)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	15	38	(3)	(3)

Total Written Options					$(5)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	1	$	190	$0	$0	$0
U.S. Treasury 10-Year Note December Futures	12/2019	9		1,173	(12)	0	(1)

					$(12)	$0	$(1)

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	1	$	(1)	$1	$0	$0
U.S. Treasury 2-Year Note December Futures	12/2019	5		(1,078)	(1)	1	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	8		(1,535)	4	0	0

					$4	$1	$0

Total Futures Contracts					$(8)	$1	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-32 5-Year Index	1.000%	Quarterly	06/20/2024	$	800	$ 13	$4	$17	$0	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		1,000	20	0	20	1	0

						$ 33	$4	$37	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	3-Month USD-LIBOR	2.500%	Semi-Annual	12/18/2021	$	1,900	$(39)	$4	$(35)	$0	$0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		2,300	117	(4)	113	0	(1)
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		2,700	23	(7)	16	0	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		400	(9)	(43)	(52)	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	40,000	(14)	(2)	(16)	1	0
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	300	0	(1)	(1)	0	(1)

							$78	$(53)	$25	$1	$(2)

Total Swap Agreements							$111	$(49)	$62	$2	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$1	$2	$9	$(4)	$(1)	$(2)	$(7)

Cash of $338 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2019	EUR	112		$123	$1	$0
	10/2019		$351	ZAR	5,020	0	(20)
	12/2019		260	TWD	8,086	2	0

BRC	10/2019	ZAR	1,566		$111	8	0
	12/2019		$148	SGD	205	0	0

CBK	10/2019		341	RUB	21,748	0	(6)
	11/2019	COP	865,074		$256	8	0
	11/2019		$1	MXN	13	0	0

GLM	10/2019		350	COP	1,119,128	0	(28)

HUS	10/2019	BRL	797		$191	0	0
	10/2019	CAD	240		181	0	(1)
	10/2019		$192	BRL	797	0	(1)
	10/2019		181	CAD	240	0	0
	11/2019	CAD	240		$181	0	0
	11/2019	TWD	11,672		373	0	(5)
	11/2019		$4,901	CNH	33,204	0	(255)
	01/2021	BRL	1,010		$156	0	(79)

JPM	10/2019	ARS	5,428		84	0	(1)
	10/2019	BRL	722		173	0	0
	10/2019		$174	BRL	722	0	(1)
	11/2019	TWD	8,464		$270	0	(4)

MYI	10/2019	CHF	239		$244	5	0
	10/2019	ZAR	2,337		153	0	(1)
	11/2019	EUR	112		123	0	0
	11/2019		$163	NOK	1,460	0	(2)
	11/2019		222	TWD	6,982	4	0
	12/2019	SGD	206		$148	0	(1)

NGF	11/2019	CNH	19,356		2,766	58	0

RYL	11/2019	MXN	13		1	0	0
	03/2020	CNH	3,860		535	0	(3)

SCX	10/2019	BRL	1,518		367	1	0
	10/2019	RUB	8,255		125	0	(2)
	10/2019		$365	BRL	1,518	1	0
	11/2019	CNH	13,847		$1,978	41	0
	11/2019	RUB	8,646		132	0	(1)
	11/2019		$366	BRL	1,518	0	(2)
	12/2019		76	IDR	1,099,951	1	0

SOG	10/2019	GBP	14		$17	0	0

UAG	10/2019	JPY	8,900		83	0	0
	10/2019		$241	CHF	239	0	(1)
	10/2019		84	JPY	8,900	0	(2)
	11/2019	CHF	239		$241	1	0
	11/2019		$83	JPY	8,900	0	0
	12/2019		538	CNY	3,846	0	0

Total Forward Foreign Currency Contracts						$131	$(416)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RALVEIUT Index	5,490	2.382% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	$990	$0	$(1)	$0	$(1)

MYI	Receive	RALVEIUT Index	84,465	2.289% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	13,296	0	1,704	1,704	0

Total Swap Agreements								$0	$1,703	$1,704	$(1)

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$3	$0	$0	$3	$(20)	$0	$(1)	$(21)	$(18)	$0	$(18)
BRC	8	0	0	8	0	0	0	0	8	0	8
CBK	8	0	0	8	(6)	0	0	(6)	2	0	2
GLM	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
HUS	0	0	0	0	(341)	0	0	(341)	(341)	129	(212)
JPM	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
MYI	9	0	1,704	1,713	(4)	0	0	(4)	1,709	(1,720)	(11)
NGF	58	0	0	58	0	0	0	0	58	0	58
RYL	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	44	0	0	44	(5)	0	0	(5)	39	0	39
UAG	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)

Total Over the Counter	$131	$0	$1,704	$1,835	$(416)	$0	$(1)	$(417)

(h)

Securities with an aggregate market value of $129 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	1	1
Swap Agreements	0	1	0	0	1	2

	$0	$1	$0	$0	$8	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$131	$0	$131
Swap Agreements	0	0	1,704	0	0	1,704

	$0	$0	$1,704	$131	$0	$1,835

	$0	$1	$1,704	$131	$8	$1,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	1	1
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$416	$0	$416
Swap Agreements	0	0	1	0	0	1

	$0	$0	$1	$416	$0	$417

	$0	$0	$1	$416	$7	$424

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Written Options	0	0	0	0	18	18
Futures	0	0	0	0	(873)	(873)
Swap Agreements	0	(141)	0	0	(2,893)	(3,034)

	$0	$(141)	$0	$0	$(3,758)	$(3,899)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$158	$0	$158
Purchased Options	0	0	0	(18)	420	402
Written Options	0	1	0	5	(806)	(800)
Swap Agreements	0	0	4,628	0	(8)	4,620

	$0	$1	$4,628	$145	$(394)	$4,380

	$0	$(140)	$4,628	$145	$(4,152)	$481

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	480	480
Swap Agreements	0	162	0	0	1,442	1,604

	$0	$162	$0	$0	$1,927	$2,089

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(112)	$0	$(112)
Purchased Options	0	0	0	4	60	64
Written Options	0	(1)	0	20	338	357
Swap Agreements	0	0	(2,406)	0	11	(2,395)

	$0	$(1)	$(2,406)	$(88)	$409	$(2,086)

	$0	$161	$(2,406)	$(88)	$2,336	$3

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes Industrials	$4	$0	$0	$4
U.S. Government Agencies	0	4,255	0	4,255
U.S. Treasury Obligations	0	5,090	0	5,090
Non-Agency Mortgage-Backed Securities	0	1,816	0	1,816
Asset-Backed Securities	0	277	0	277
Sovereign Issues	0	724	0	724
Short-Term Instruments
Repurchase Agreements	0	150	0	150
Argentina Treasury Bills	0	19	0	19

	$4	$12,331	$0	$12,335

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,924	$0	$0	$6,924

Total Investments	$6,928	$12,331	$0	$19,259

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$7	$2	$0	$9
Over the counter	0	1,835	0	1,835

	$7	$1,837	$0	$1,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(2)	0	(7)
Over the counter	0	(417)	0	(417)

	$(5)	$(419)	$0	$(424)

Total Financial Derivative Instruments	$2	$1,418	$0	$1,420

Totals	$6,930	$13,749	$0	$20,679

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$500	$500

Total Loan Participations and Assignments (Cost $499)			500

CORPORATE BONDS & NOTES 14.6%

BANKING & FINANCE 11.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)	EUR	600	724

Bank of America Corp.
3.004% due 12/20/2023 •		$5,830	5,957

Barclays Bank PLC
7.625% due 11/21/2022 (g)		1,800	1,986

Barclays PLC
2.750% due 11/08/2019		1,000	1,000
3.548% (US0003M + 1.380%) due 05/16/2024 ~		2,000	1,991
4.610% due 02/15/2023 •		1,500	1,559
4.972% due 05/16/2029 •		800	879
7.250% due 03/15/2023 •(f)(g)	GBP	300	389
8.000% due 12/15/2020 •(f)(g)	EUR	600	701

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		$2,000	2,015
3.224% (US0003M + 1.100%) due 05/17/2024 ~		300	303

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)	EUR	400	476
6.875% due 03/19/2020 (g)		1,300	1,462

Credit Suisse AG
6.500% due 08/08/2023 (g)		$200	223

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,200	1,300
3.362% (US0003M + 1.230%) due 02/27/2023 ~		$4,100	3,952

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	600	720

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$1,400	1,400
3.550% due 10/07/2022		600	600
4.853% (US0003M + 2.550%) due 01/07/2021 ~		500	508

General Motors Financial Co., Inc.
3.583% (US0003M + 1.270%) due 10/04/2019 ~		9,000	9,001

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		6,000	6,047

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		800	801
3.124% (US0003M + 1.000%) due 05/18/2024 ~		400	402
4.292% due 09/12/2026 •		700	752
4.750% due 07/04/2029 •(f)(g)	EUR	700	810
5.875% due 09/28/2026 •(f)(g)	GBP	600	781

JPMorgan Chase & Co.
3.149% (US0003M + 0.890%) due 07/23/2024 ~		$1,300	1,306
5.736% (US0003M + 3.470%) due 10/30/2019 ~(f)		1,400	1,409

Lloyds Banking Group PLC
4.050% due 08/16/2023		700	736
4.550% due 08/16/2028		600	661
7.500% due 09/27/2025 •(f)(g)		300	320
7.625% due 06/27/2023 •(f)(g)	GBP	1,400	1,877

Navient Corp.
8.000% due 03/25/2020		$200	204

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		2,900	2,916
2.953% (US0003M + 0.650%) due 07/13/2022 ~		5,000	4,989

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$1,100	$1,103
4.519% due 06/25/2024 •		600	631
4.892% due 05/18/2029 •		1,400	1,542
5.076% due 01/27/2030 •		900	1,008
7.500% due 08/10/2020 •(f)(g)		700	717
8.000% due 08/10/2025 •(f)(g)		200	221
8.625% due 08/15/2021 •(f)(g)		800	859

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,200	1,286

Santander UK PLC
2.875% due 06/18/2024		1,400	1,422

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		1,300	1,307

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	1,160	1,594

UBS AG
5.125% due 05/15/2024 (g)		$2,100	2,266
7.625% due 08/17/2022 (g)		950	1,073

UniCredit SpA
7.830% due 12/04/2023		1,050	1,232

Wells Fargo & Co.
5.889% (US0003M + 3.770%) due 12/15/2019 ~(f)		484	491

			77,909

INDUSTRIALS 2.1%

Allergan Sales LLC
4.875% due 02/15/2021		1,209	1,243
5.000% due 12/15/2021		400	420

BAT Capital Corp.
2.764% due 08/15/2022		1,300	1,313

Charter Communications Operating LLC
4.464% due 07/23/2022		3,200	3,370
4.908% due 07/23/2025		2,200	2,420

CSN Resources S.A.
7.625% due 02/13/2023		200	209

Daimler Finance North America LLC
3.058% (US0003M + 0.900%) due 02/15/2022 ~		1,000	1,006

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		900	900

Nakilat, Inc.
6.067% due 12/31/2033		1,500	1,823

Netflix, Inc.
3.875% due 11/15/2029	EUR	600	695

Occidental Petroleum Corp.
3.437% (US0003M + 1.250%) due 08/13/2021 ~		$1,000	1,006

SASOL Financing USA LLC
5.875% due 03/27/2024		200	216

YPF S.A.
63.450% (BADLARPP + 4.000%) due 09/24/2020 ~(a)	ARS	1,570	24

			14,645

UTILITIES 1.2%

AT&T, Inc.
3.253% (US0003M + 0.950%) due 07/15/2021 ~		$4,200	4,238
3.312% (US0003M + 1.180%) due 06/12/2024 ~		1,800	1,834

Petrobras Global Finance BV
5.093% due 01/15/2030		923	964

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~		900	915

			7,951

Total Corporate Bonds & Notes (Cost $98,094)			100,505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$137	$158

Total Municipal Bonds & Notes (Cost $134)		158

U.S. GOVERNMENT AGENCIES 32.3%

Fannie Mae UMBS
3.500% due 11/01/2025 - 06/01/2045	398	416
4.000% due 06/01/2047 - 06/01/2048	10,122	10,598

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	3,500	3,481
3.000% due 11/01/2049	41,500	42,110
3.500% due 11/01/2049	32,100	32,942
4.000% due 10/01/2049 - 11/01/2049	101,700	105,573
4.500% due 10/01/2049 - 11/01/2049	11,000	11,592

Freddie Mac
2.428% due 11/15/2043 •	269	269
4.000% due 06/01/2048	3,273	3,400

Ginnie Mae
3.500% due 05/15/2042 - 04/15/2045	7,725	8,086

Ginnie Mae, TBA
5.000% due 11/01/2049	2,900	3,054

Total U.S. Government Agencies (Cost $221,200)		221,521

U.S. TREASURY OBLIGATIONS 61.3%

U.S. Treasury Bonds
3.000% due 08/15/2048	400	476
3.000% due 02/15/2049 (i)	10,400	12,413

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	24,484	24,264
0.125% due 04/15/2022	10,127	10,030
0.625% due 02/15/2043	335	344
1.000% due 02/15/2046	1,841	2,056
1.000% due 02/15/2048	11,964	13,459
1.000% due 02/15/2049 (i)	11,745	13,306
1.375% due 02/15/2044	1,871	2,247

U.S. Treasury Notes
1.375% due 09/30/2020 (k)	36,500	36,345
1.375% due 10/31/2020 (k)(m)	5,600	5,575
1.375% due 09/30/2023	29,200	28,989
1.625% due 02/15/2026 (m)	900	901
1.750% due 12/31/2020 (k)	30,900	30,886
1.750% due 09/30/2022 (k)(m)	8,100	8,143
1.750% due 05/15/2023 (k)(m)	2,100	2,113
2.000% due 11/30/2020 (k)(m)	5,500	5,512
2.000% due 11/30/2022 (i)	86,600	87,713
2.000% due 04/30/2024 (k)(m)	600	612
2.125% due 08/31/2020 (k)(m)	10,600	10,627
2.250% due 12/31/2023 (m)	6,000	6,168
2.625% due 12/31/2025 (m)	2,900	3,074
2.625% due 02/15/2029 (i)	84,600	91,601
2.750% due 11/15/2023 (k)(m)	900	942
2.750% due 02/28/2025 (m)	6,400	6,787
3.000% due 09/30/2025 (m)	7,300	7,880
3.000% due 10/31/2025 (m)	7,300	7,888

Total U.S. Treasury Obligations (Cost $405,403)		420,351

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.2%

Banc of America Mortgage Trust
5.178% due 05/25/2033 ~	50	52

BCAP LLC Trust
2.228% due 05/25/2047 •	161	151
5.250% due 04/26/2037	1,647	1,382

Bear Stearns Adjustable Rate Mortgage Trust
4.528% due 02/25/2036 ^~	10	9

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.619% due 02/25/2034 ~		$119	$124
4.939% due 08/25/2035 ^~		749	734

Bear Stearns ALT-A Trust
2.338% due 01/25/2047 ^•		10,589	8,370
2.498% due 02/25/2036 •		4,072	4,084
3.825% due 11/25/2036 ^~		784	656
4.268% due 01/25/2036 ~		1,405	1,424

Bear Stearns Mortgage Funding Trust
2.188% due 06/25/2047 •		1,309	1,274

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~		3,619	3,231

Citigroup Commercial Mortgage Trust
1.935% due 09/10/2045 ~(a)		4,961	210

Citigroup Mortgage Loan Trust
2.088% due 01/25/2037 •		2,054	1,907

Citigroup Mortgage Loan Trust, Inc.
5.500% due 07/25/2034		5,798	6,173

CitiMortgage Alternative Loan Trust
6.000% due 10/25/2037 ^		3,435	3,347

Countrywide Alternative Loan Trust
2.239% due 12/20/2046 ^•		2,277	2,074
2.818% due 08/25/2035 •		2,926	2,017
6.000% due 08/25/2036 ^		2,938	2,599
6.000% due 03/25/2037 ^		1,042	650

Countrywide Home Loan Mortgage Pass-Through Trust
3.740% due 02/20/2036 ~		1,495	1,302

Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		195	201

GSR Mortgage Loan Trust
4.150% due 04/25/2036 ~		141	127
4.287% due 11/25/2035 ~		156	161
4.480% due 09/25/2035 ~		212	219
6.250% due 10/25/2036 ^		1,085	1,080

HarborView Mortgage Loan Trust
2.207% due 01/25/2047 •		706	702
2.257% due 09/19/2046 ^•		269	252
2.297% due 12/19/2036 ^•		41	39

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	3,700	4,560

JPMorgan Mortgage Trust
6.000% due 06/25/2037		$3,124	2,389

Lehman XS Trust
2.178% due 03/25/2047 ^•		467	471

MASTR Alternative Loan Trust
6.500% due 12/25/2034		2,113	2,336

Merrill Lynch Alternative Note Asset Trust
2.218% due 03/25/2037 •		26,591	11,968

Prime Mortgage Trust
2.418% due 02/25/2034 •		316	300

Residential Accredit Loans, Inc. Trust
2.218% due 05/25/2047 •		470	461
6.000% due 05/25/2037 ^		5,080	4,735

Structured Adjustable Rate Mortgage Loan Trust
3.168% due 12/25/2037 ^•		6,111	5,514

Structured Asset Mortgage Investments Trust
2.218% due 10/25/2036 •		2,418	2,288
2.278% due 03/25/2037 •		356	241

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	2,218	2,734

WaMu Mortgage Pass-Through Certificates Trust
2.655% due 09/25/2046 •		$656	674
3.846% due 08/25/2042 •		2	2

Washington Mutual Mortgage Pass-Through Certificates Trust
2.138% due 10/25/2036 ^•		8,270	3,825
3.826% due 02/25/2033 ~		168	165

Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^		3,323	3,212

Wells Fargo Mortgage-Backed Securities Trust
5.220% due 04/25/2036 ~		66	66

Total Non-Agency Mortgage-Backed Securities (Cost $93,681)			90,492

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 10.3%

ACE Securities Corp. Home Equity Loan Trust
2.993% due 05/25/2034 •		$1,264	$1,268
2.993% due 07/25/2035 •		500	506
3.893% due 05/25/2034 •		406	409

Ameriquest Mortgage Securities Trust
2.408% due 03/25/2036 •		343	344

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.933% due 01/25/2035 •		4,558	4,575

Asset-Backed Funding Certificates Trust
3.018% due 06/25/2037 •		54	49

Citigroup Mortgage Loan Trust
2.178% due 12/25/2036 •		809	562
4.600% due 10/25/2037 þ		818	847

Countrywide Asset-Backed Certificates
2.158% due 06/25/2035 •		2,266	2,069
2.158% due 08/25/2037 ^•		1,448	1,374
2.158% due 06/25/2047 ^•		618	553
2.168% due 01/25/2037 •		1,722	1,683
2.198% due 11/25/2047 ^•		2,479	2,139
2.218% due 06/25/2037 ^•		1,870	1,710
2.218% due 06/25/2047 ^•		1,832	1,632
2.258% due 03/25/2036 •		1,344	1,251
2.348% due 07/25/2036 •		422	400

Countrywide Asset-Backed Certificates Trust
2.148% due 04/25/2046 •		2,131	2,029
2.168% due 02/25/2037 •		57	57
2.178% due 03/25/2037 •		352	351

First Franklin Mortgage Loan Trust
2.128% due 12/25/2037 •		10,441	9,796

GE-WMC Asset-Backed Pass-Through Certificates
2.268% due 12/25/2035 •		4,033	4,019

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		1,826	1,829

GSAMP Trust
3.668% due 10/25/2034 •		276	268

Home Equity Loan Trust
2.178% due 04/25/2037 •		217	217

JPMorgan Mortgage Acquisition Trust
2.108% due 07/25/2036 •		1,714	959
2.153% due 07/25/2036 •		2,909	2,346

MASTR Asset-Backed Securities Trust
2.258% due 08/25/2036 •		3,586	1,932

Morgan Stanley ABS Capital, Inc. Trust
2.098% due 09/25/2036 •		149	83
2.148% due 10/25/2036 •		486	469
2.258% due 06/25/2036 •		3,220	2,305
2.268% due 03/25/2037 •		1,369	756
2.948% due 03/25/2035 •		459	463

NovaStar Mortgage Funding Trust
2.188% due 11/25/2036 •		8,311	3,655

Popular ABS Mortgage Pass-Through Trust
2.268% due 06/25/2047 ^•		1,867	1,844

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^		2,224	1,300

Residential Asset Mortgage Products Trust
2.638% due 07/25/2034 •		8,024	6,411

Residential Asset Securities Corp. Trust
2.168% due 08/25/2036 •		698	666

Securitized Asset-Backed Receivables LLC Trust
2.268% due 05/25/2036 •		2,012	1,295

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	129	141

Soundview Home Loan Trust
2.128% due 02/25/2037 •		$506	189
2.168% due 06/25/2036 •		120	120
2.178% due 11/25/2036 •		314	310

Specialty Underwriting & Residential Finance Trust
2.993% due 12/25/2035 •		1,418	1,423

Structured Asset Securities Corp. Mortgage Loan Trust
2.248% due 01/25/2037 •		4,131	2,989
2.358% due 02/25/2036 •		1,206	1,210

Total Asset-Backed Securities (Cost $64,606)			70,803

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
3.750% due 12/31/2038 þ		$3,950	$1,585
5.875% due 01/11/2028		1,800	736
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	6,611	49
79.499% (ARLLMONP) due 06/21/2020 ~(a)		131,470	992

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	13,930	4,432
6.000% due 05/15/2055		10,691	3,833

Export-Import Bank of Korea
4.000% due 01/29/2021		$2,900	2,968

Israel Government International Bond
4.125% due 01/17/2048		700	824

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	1,956,044	18,868

Saudi Government International Bond
4.000% due 04/17/2025		$1,000	1,073
5.000% due 04/17/2049		550	662

Total Sovereign Issues (Cost $43,260)			36,022

SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		900	902

REPURCHASE AGREEMENTS (h) 0.1%
			361

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (c)(d)	ARS	1,090	11

U.S. TREASURY BILLS 0.1%
1.947% due 12/05/2019 (b)(c)(i)		$361	360

Total Short-Term Instruments (Cost $1,647)			1,634

Total Investments in Securities (Cost $928,524)			941,986

		SHARES
INVESTMENTS IN AFFILIATES 14.2%

SHORT-TERM INSTRUMENTS 14.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.2%

PIMCO Short Asset Portfolio		9,684,148	96,386

PIMCO Short-Term Floating NAV Portfolio III		111,274	1,101

Total Short-Term Instruments (Cost $97,925)			97,487

Total Investments in Affiliates (Cost $97,925)			97,487

Total Investments 151.5% (Cost $1,026,449)			$1,039,473

Financial Derivative Instruments (j)(l) (4.2)% (Cost or Premiums, net $(306))			(28,775)

Other Assets and Liabilities, net (47.3)%			(324,707)

Net Assets 100.0%			$685,991

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$361	U.S. Treasury Notes 2.250% due 03/31/2021	$(373)	$361	$361

Total Repurchase Agreements						$(373)	$361	$361

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CIB	2.290%	09/25/2019	10/03/2019	$(542)	$(543)
	2.330	09/25/2019	10/08/2019	(28,753)	(28,763)
RCY	2.280	08/13/2019	10/11/2019	(3,861)	(3,873)

Total Reverse Repurchase Agreements					$(33,179)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.200%	09/11/2019	10/15/2019	$(6,478)	$(6,486)
GSC	2.220	08/21/2019	10/07/2019	(23,552)	(23,611)
UBS	2.310	08/02/2019	10/10/2019	(68,394)	(68,658)

Total Sale-Buyback Transactions					$(98,755)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.5)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$	2,900	$ (3,105)	$(3,109)

Total U.S. Government Agencies					(3,105)	(3,109)

Sovereign Issues (0.9)%
Canada Government Bond	2.750%	12/01/2048	CAD	6,500	(6,135)	(6,365)

Total Short Sales (1.4)%					$(9,240)	$(9,474)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
CIB	$0	$(29,306)	$0	$0	$(29,306)	$29,234	$(72)
FICC	361	0	0	0	361	(373)	(12)
RCY	0	(3,873)	0	0	(3,873)	3,812	(61)

Master Securities Forward Transaction Agreement
BPG	0	0	(6,486)	0	(6,486)	6,564	78
GSC	0	0	(23,611)	0	(23,611)	23,639	28
TDM	0	0	0	(6,365)	(6,365)	0	(6,365)
UBS	0	0	(68,658)	0	(68,658)	68,224	(434)

Total Borrowings and Other Financing Transactions	$361	$(33,179)	$(98,755)	$(6,365)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(33,179)	$0	$0	$(33,179)

Total	$0	$(33,179)	$0	$0	$(33,179)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(98,755)	0	0	(98,755)

Total	$0	$(98,755)	$0	$0	$(98,755)

Total Borrowings	$0	$(131,934)	$0	$0	$(131,934)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(131,934)

(i)	Securities with an aggregate market value of $131,824 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(169,919) at a weighted average interest rate of 2.406%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(54) of deferred price drop.
(4)	Payable for short sales includes $(55) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$110.375	11/22/2019	194	$388	$2	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.500	11/22/2019	488	976	4	1
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.625	11/22/2019	81	162	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.000	11/22/2019	3	3	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.250	11/22/2019	135	135	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.500	11/22/2019	900	900	8	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	128.000	11/22/2019	20	20	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	2	2	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	858	858	7	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.000	11/22/2019	17	17	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	119.500	11/22/2019	30	30	0	0
Put - CME 90-Day Eurodollar December Futures	98.125	12/16/2019	653	1,633	235	265

Total Purchased Options					$258	$268

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	653	$1,633	$(70)	$(57)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	653	1,633	(133)	(139)

Total Written Options					$(203)	$(196)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	28	$	5,318	$(8)	$1	$(4)
U.S. Treasury 10-Year Note December Futures	12/2019	131		17,071	59	0	(10)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	94		18,039	(309)	6	0

					$(258)	$7	$(14)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	28	$	(20)	$9	$2	$0
U.S. Treasury 2-Year Note December Futures	12/2019	1,428		(307,734)	712	45	0
U.S. Treasury 5-Year Note December Futures	12/2019	1,058		(126,059)	676	49	0
U.S. Treasury 30-Year Bond December Futures	12/2019	595		(96,576)	1,324	19	0

					$2,721	$115	$0

Total Futures Contracts					$2,463	$122	$(14)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$141,100	$(2,888)	$(128)	$(3,016)	$0	$(86)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	74,900	$(9)	$(2,779)	$(2,788)	$31	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	7,000	(128)	1,223	1,095	0	(8)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2019	$	18,800	(87)	1	(86)	0	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		32,600	0	1,881	1,881	0	(6)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/14/2023		15,800	0	1,081	1,081	0	(3)
Receive(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		6,100	(347)	48	(299)	1	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		5,500	0	(470)	(470)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		31,600	2,342	(3,351)	(1,009)	15	0
Pay(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		51,200	830	10	840	0	(13)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		49,210	(1,163)	173	(990)	12	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		37,900	336	(1,088)	(752)	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		9,600	448	(1,058)	(610)	7	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		4,800	(14)	(13)	(27)	1	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		19,300	(45)	(2,440)	(2,485)	0	(25)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,510	(1)	(193)	(194)	0	(2)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	1,930,000	(668)	(78)	(746)	32	0
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	30,900	(287)	693	406	19	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		2,400	(3)	(279)	(282)	0	(4)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,400	7	756	763	11	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	11,400	(1)	(321)	(322)	12	0
Pay	UKRPI	3.593	Maturity	11/15/2028		2,200	0	(23)	(23)	3	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.595%	Maturity	11/15/2028	GBP	7,400	$90	$(164)	$(74)	$9	$0
Pay	UKRPI	3.603	Maturity	11/15/2028		1,800	0	(16)	(16)	2	0

							$1,300	$(6,407)	$(5,107)	$166	$(61)

Total Swap Agreements							$(1,588)	$(6,535)	$(8,123)	$166	$(147)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$268	$122	$166	$556	$ (196)	$(14)	$(147)	$(357)

(k)

Securities with an aggregate market value of $6,983 and cash of $1,723 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$11,104	GBP	9,012	$0	$(24)
	10/2019		3,742	ZAR	52,914	0	(250)
	11/2019	GBP	9,012		$11,119	24	0
	11/2019	TWD	49,853		1,590	0	(22)

BPS	12/2019	THB	4,883		159	0	(1)
	12/2019	TWD	46,572		1,497	0	(12)

BRC	10/2019	CAD	8,185		6,177	0	(1)
	11/2019	EUR	15,272		17,249	549	0
	11/2019		$1,929	EUR	1,754	0	(11)

CBK	10/2019	GBP	8,917		$10,882	0	(82)
	10/2019	JPY	23,400		221	4	0
	11/2019	COP	691,981		204	6	0
	11/2019	EUR	1,109		1,239	27	0
	11/2019		$1,624	EUR	1,456	0	(32)

GLM	10/2019	MXN	2,830		$146	2	0
	10/2019	NOK	62,535		6,897	23	0
	10/2019		$6,044	CAD	8,015	6	0
	10/2019		4,019	COP	12,863,274	0	(325)
	10/2019		145	MXN	2,830	0	(2)
	11/2019		204	ARS	13,460	0	(8)
	11/2019		6,901	NOK	62,535	0	(23)

HUS	10/2019	AUD	571		$386	0	0
	10/2019	CAD	10,640		8,003	0	(29)
	10/2019	MXN	2,830		145	1	0

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019		$8,155	CAD	10,810	$4	$0
	10/2019		145	MXN	2,830	0	(2)
	10/2019		6,937	NOK	62,535	0	(63)
	11/2019	CAD	10,810		$8,160	0	(4)
	11/2019	TWD	160,190		5,117	0	(63)
	11/2019		$17,739	CNH	120,193	0	(923)
	12/2019	HKD	9,840		$1,254	0	(2)
	12/2019	KRW	825,882		683	0	(7)
	01/2021	BRL	4,390		677	0	(345)

IND	10/2019		830		204	4	0
	10/2019	COP	12,863,274		3,699	5	0
	10/2019	RUB	24,197		368	0	(4)
	10/2019		$199	BRL	830	0	0
	01/2020		3,682	COP	12,863,274	0	(5)

JPM	10/2019	BRL	4,615		$1,115	4	0
	10/2019	GBP	95		117	0	0
	10/2019		$1,108	BRL	4,615	3	0
	10/2019	ZAR	5,535		$377	12	0
	11/2019	CNH	70,062		10,016	213	0
	11/2019	TWD	64,196		2,052	0	(24)
	11/2019		$1,113	BRL	4,615	0	(4)
	12/2019	IDR	4,275,000		$300	1	0
	02/2020	PLN	589		150	3	0

MYI	10/2019	BRL	5,444		1,307	0	(3)
	10/2019	CHF	10,746		10,978	211	0
	10/2019		$1,305	BRL	5,444	6	0
	11/2019		2,733	TWD	85,830	43	0
	12/2019	MYR	1,860		$442	0	(1)
	12/2019	SGD	9,885		7,124	0	(34)

RBC	12/2019		$7,138	SGD	9,857	0	0

RYL	12/2019		5,162	CNH	37,048	18	0

SCX	11/2019	CNH	50,131		$7,161	147	0
	12/2019	INR	32,856		452	0	(9)
	12/2019		$3,595	IDR	52,242,794	54	0

SOG	10/2019		3,254	RUB	209,543	0	(29)

SSB	10/2019	JPY	60,800		$564	2	0

UAG	10/2019		199,000		1,849	9	0
	10/2019		$10,813	CHF	10,746	0	(46)
	10/2019		2,684	JPY	283,200	0	(65)
	11/2019	CHF	10,746		$10,844	46	0
	11/2019		$1,853	JPY	199,000	0	(9)
	12/2019	CNY	36,965		$5,175	0	(3)
	12/2019	TWD	12,816		415	0	0

Total Forward Foreign Currency Contracts						$1,427	$(2,467)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	116,600	$429	$719
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	255,800	1,006	1,567
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	85,900	687	2,892
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	87,700	514	2,208
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	28,300	1,138	3

Total Purchased Options							$3,774	$7,389

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	2,814	$(15)	$(1)
	Call - OTC USD versus BRL		4.171	10/11/2019	2,814	(15)	(22)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	2,814	(11)	(3)
	Call - OTC USD versus RUB		66.376	10/14/2019	2,814	(11)	(4)

						$(52)	$(30)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	45,400	$(688)	$(3,418)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	46,300	(515)	(2,724)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	37,300	(417)	(1,035)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	81,900	(1,006)	(2,425)

							$(2,626)	$(9,602)

Total Written Options							$(2,678)	$(9,632)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
CBK	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	230	$42	$(33)	$9	$0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		500	96	(75)	21	0

								$138	$(108)	$30	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	55,600	$(7)	$56	$49	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty		Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
	Pay/Receive(6)									Asset	Liability
BPS	Receive	RALVEIET Index	1,996,703	3.132% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/22/2020	$223,651	$0	$(499)	$0	$(499)

JPM	Receive	RALVEIET Index	3,495,419	3.098% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/17/2019	400,575	0	(23,634)	0	(23,634)

MEI	Receive	RALVEIET Index	629,985	3.101% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/15/2020	72,120	0	(1,637)	0	(1,637)

								$0	$(25,770)	$0	$(25,770)

Total Swap Agreements								$131	$(25,822)	$79	$(25,770)

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$24	$0	$0	$24	$(296)	$(23)	$0	$(319)	$(295)	$265	$(30)
BPS	0	0	0	0	(13)	0	(499)	(512)	(512)	(2,514)	(3,026)
BRC	549	0	0	549	(12)	0	0	(12)	537	(300)	237
CBK	37	0	9	46	(114)	(7)	0	(121)	(75)	277	202
GLM	31	0	49	80	(358)	0	0	(358)	(278)	259	(19)
HUS	5	0	21	26	(1,438)	0	0	(1,438)	(1,412)	1,373	(39)
IND	9	0	0	9	(9)	0	0	(9)	0	0	0
JPM	236	0	0	236	(28)	0	(23,634)	(23,662)	(23,426)	25,884	2,458
MEI	0	0	0	0	0	0	(1,637)	(1,637)	(1,637)	1,936	299
MYC	0	7,389	0	7,389	0	(9,602)	0	(9,602)	(2,213)	1,884	(329)
MYI	260	0	0	260	(38)	0	0	(38)	222	(260)	(38)
RYL	18	0	0	18	0	0	0	0	18	(70)	(52)
SCX	201	0	0	201	(9)	0	0	(9)	192	0	192
SOG	0	0	0	0	(29)	0	0	(29)	(29)	0	(29)
SSB	2	0	0	2	0	0	0	0	2	0	2
UAG	55	0	0	55	(123)	0	0	(123)	(68)	0	(68)

Total Over the Counter	$1,427	$7,389	$79	$8,895	$(2,467)	$(9,632)	$(25,770)	$(37,869)

(m)

Securities with an aggregate market value of $32,336 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$268	$268
Futures	0	0	0	0	122	122
Swap Agreements	0	0	0	0	166	166

	$0	$0	$0	$0	$556	$556

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,427	$0	$1,427
Purchased Options	0	0	0	0	7,389	7,389
Swap Agreements	0	30	0	0	49	79

	$0	$30	$0	$1,427	$7,438	$8,895

	$0	$30	$0	$1,427	$7,994	$9,451

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$196	$196
Futures	0	0	0	0	14	14
Swap Agreements	0	86	0	0	61	147

	$0	$86	$0	$0	$271	$357

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,467	$0	$2,467
Written Options	0	0	0	30	9,602	9,632
Swap Agreements	0	0	25,770	0	0	25,770

	$0	$0	$25,770	$2,497	$9,602	$37,869

	$0	$86	$25,770	$2,497	$9,873	$38,226

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(43)	$(43)
Written Options	0	0	0	0	345	345
Futures	0	0	0	0	(12,918)	(12,918)
Swap Agreements	0	4	0	0	(15,815)	(15,811)

	$0	$4	$0	$0	$(28,431)	$(28,427)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,116	$0	$2,116
Purchased Options	0	0	0	(160)	(316)	(476)
Written Options	0	9	0	302	(908)	(597)
Swap Agreements	0	(128)	(23,461)	0	0	(23,589)

	$0	$(119)	$(23,461)	$2,258	$(1,224)	$(22,546)

	$0	$(115)	$(23,461)	$2,258	$(29,655)	$(50,973)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$34	$34
Written Options	0	0	0	0	7	7
Futures	0	0	0	0	4,129	4,129
Swap Agreements	0	(190)	0	0	(73)	(263)

	$0	$(190)	$0	$0	$4,097	$3,907

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(966)	$0	$(966)
Purchased Options	0	0	0	32	4,376	4,408
Written Options	0	0	0	180	(4,897)	(4,717)
Swap Agreements	0	24	(29,270)	0	155	(29,091)

	$0	$24	$(29,270)	$(754)	$(366)	$(30,366)

	$0	$(166)	$(29,270)	$(754)	$3,731	$(26,459)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$500	$500
Corporate Bonds & Notes
Banking & Finance	0	77,909	0	77,909
Industrials	24	14,621	0	14,645
Utilities	0	7,951	0	7,951
Municipal Bonds & Notes
Illinois	0	158	0	158
U.S. Government Agencies	0	221,521	0	221,521
U.S. Treasury Obligations	0	420,351	0	420,351
Non-Agency Mortgage-Backed Securities	0	90,492	0	90,492
Asset-Backed Securities	0	70,803	0	70,803
Sovereign Issues	0	36,022	0	36,022
Short-Term Instruments
Certificates of Deposit	0	902	0	902
Repurchase Agreements	0	361	0	361
Argentina Treasury Bills	0	11	0	11
U.S. Treasury Bills	0	360	0	360

	$24	$941,462	$500	$941,986

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$97,487	$0	$0	$97,487

Total Investments	$97,511	$941,462	$500	$1,039,473

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(6,365)	$0	$(6,365)
U.S. Government Agencies	0	(3,109)	0	(3,109)

	$0	$(9,474)	$0	$(9,474)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	387	169	0	556
Over the counter	0	8,895	0	8,895

	$387	$9,064	$0	$9,451

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(210)	(147)	0	(357)
Over the counter	0	(37,869)	0	(37,869)

	$(210)	$(38,016)	$0	$(38,226)

Total Financial Derivative Instruments	$177	$(28,952)	$0	$(28,775)

Totals	$97,688	$903,036	$500	$1,001,224

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		$1,355	$1,365

Total Loan Participations and Assignments (Cost $1,354)			1,365

CORPORATE BONDS & NOTES 13.5%

BANKING & FINANCE 10.3%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		500	533

Barclays Bank PLC
10.179% due 06/12/2021		300	336

Barclays PLC
3.200% due 08/10/2021		2,100	2,121
3.548% (US0003M + 1.380%) due 05/16/2024 ~		1,400	1,394
4.610% due 02/15/2023 •		1,000	1,039
7.125% due 06/15/2025 •(e)(f)	GBP	500	653
8.000% due 12/15/2020 •(e)(f)	EUR	200	233
8.000% due 06/15/2024 •(e)(f)		$500	532

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		1,400	1,410
3.200% due 10/21/2026		600	620

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	400	450
6.875% due 03/19/2020 (f)		400	450

Credit Suisse Group AG
3.372% (US0003M + 1.240%) due 06/12/2024 ~		$2,700	2,719

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	624

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~		1,900	1,831
4.250% due 10/14/2021		1,500	1,522

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	600

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$1,000	1,000
4.853% (US0003M + 2.550%) due 01/07/2021 ~		2,300	2,336

General Motors Financial Co., Inc.
3.583% (US0003M + 1.270%) due 10/04/2019 ~		5,100	5,100

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		1,900	1,915

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		600	601
3.124% (US0003M + 1.000%) due 05/18/2024 ~		200	201
3.400% due 03/08/2021		800	812
3.789% (US0003M + 1.500%) due 01/05/2022 ~		1,300	1,325
5.875% due 09/28/2026 •(e)(f)	GBP	400	521

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		$1,300	1,304
3.149% (US0003M + 0.890%) due 07/23/2024 ~		1,000	1,004
5.736% (US0003M + 3.470%) due 10/30/2019 ~(e)		1,100	1,107

KKR Group Finance Co. LLC
1.625% due 05/22/2029	EUR	800	925

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		$300	301
2.959% (US0003M + 0.800%) due 06/21/2021 ~		900	902
4.050% due 08/16/2023		500	526

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 08/16/2028		$500	$551
7.500% due 09/27/2025 •(e)(f)		200	213

Morgan Stanley
5.500% due 01/26/2020		3,500	3,538

Nationwide Building Society
3.766% due 03/08/2024 •		800	822
4.363% due 08/01/2024 •		700	736

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		700	702
4.519% due 06/25/2024 •		400	421
4.892% due 05/18/2029 •		400	440
7.500% due 08/10/2020 •(e)(f)		500	512
8.000% due 08/10/2025 •(e)(f)		100	111

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		700	750

Santander UK PLC
2.875% due 06/18/2024		900	914

SL Green Realty Corp.
4.500% due 12/01/2022		1,300	1,369

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		1,000	1,006

UBS AG
7.625% due 08/17/2022 (f)		1,900	2,145

UniCredit SpA
7.830% due 12/04/2023		950	1,115

Wells Fargo & Co.
2.625% due 07/22/2022		600	607

			52,899

INDUSTRIALS 1.9%

AbbVie, Inc.
2.900% due 11/06/2022		100	102

Allergan Sales LLC
4.875% due 02/15/2021		465	478

BAT Capital Corp.
2.764% due 08/15/2022		500	505
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.950% due 06/15/2025		400	417

Charter Communications Operating LLC
4.464% due 07/23/2022		600	632

Comcast Corp.
3.950% due 10/15/2025		1,479	1,612

CSN Resources S.A.
7.625% due 02/13/2023		250	262

Daimler Finance North America LLC
3.058% (US0003M + 0.900%) due 02/15/2022 ~		700	704

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	201
3.500% due 07/26/2026		200	200

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		800	800

Netflix, Inc.
3.875% due 11/15/2029	EUR	400	464

Occidental Petroleum Corp.
2.600% due 08/13/2021		$800	805

Sands China Ltd.
5.125% due 08/08/2025		1,100	1,210
5.400% due 08/08/2028		700	790

SASOL Financing USA LLC
5.875% due 03/27/2024		200	216

			9,499

UTILITIES 1.3%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		2,100	2,111
3.253% (US0003M + 0.950%) due 07/15/2021 ~		2,400	2,422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.312% (US0003M + 1.180%) due 06/12/2024 ~	$1,400	$1,426

Petrobras Global Finance BV
5.093% due 01/15/2030	115	120

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	600	610

		6,689

Total Corporate Bonds & Notes (Cost $67,664)		69,087

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	200	239
7.750% due 01/01/2042	94	108

		347

RHODE ISLAND 0.1%

Rhode Island Student Loan Authority Revenue Bonds, Series 2014
2.789% (US0001M + 0.700%) due 10/02/2028 ~	754	754

Total Municipal Bonds & Notes (Cost $1,044)		1,101

U.S. GOVERNMENT AGENCIES 33.3%

Fannie Mae
2.279% due 07/25/2037 •	458	450

Fannie Mae UMBS
3.500% due 04/01/2029	62	64
4.000% due 05/01/2047 - 06/01/2048	5,177	5,422

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	2,600	2,586
3.000% due 11/01/2049	28,300	28,716
3.500% due 11/01/2049	20,900	21,448
4.000% due 10/01/2049 - 11/01/2049	80,200	83,266
4.500% due 10/01/2049 - 11/01/2049	8,200	8,641

Freddie Mac
2.428% due 11/15/2043 •	11,941	11,948
4.000% due 06/01/2048	4,095	4,254

Ginnie Mae
3.500% due 02/15/2045 - 06/15/2045	1,636	1,717

Ginnie Mae, TBA
5.000% due 11/01/2049	1,800	1,896

Total U.S. Government Agencies (Cost $170,170)		170,408

U.S. TREASURY OBLIGATIONS 38.1%

U.S. Treasury Bonds
2.750% due 08/15/2047	900	1,020
3.000% due 08/15/2048	300	357
3.000% due 02/15/2049	5,700	6,803
4.375% due 05/15/2040	7,700	10,840
4.625% due 02/15/2040	5,600	8,113

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (i)	12,696	12,581
0.125% due 04/15/2022	5,591	5,538
0.125% due 01/15/2023 (i)	1,556	1,544
0.375% due 01/15/2027	42	43
0.625% due 02/15/2043	223	230
1.000% due 02/15/2046	1,408	1,572
1.000% due 02/15/2048	7,595	8,543
1.000% due 02/15/2049	9,319	10,557
1.375% due 02/15/2044	1,321	1,586

U.S. Treasury Notes
1.375% due 10/31/2020 (i)	2,000	1,991
1.375% due 09/30/2023	5,800	5,758

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 08/15/2026 (k)		$3,100	$3,076
1.625% due 02/15/2026		1,000	1,001
1.875% due 09/30/2022 (i)		7,500	7,568
2.000% due 04/30/2024 (k)		100	102
2.250% due 08/15/2027 (k)		900	941
2.375% due 05/15/2029		11,800	12,536
2.500% due 05/15/2024 (k)		500	521
2.625% due 12/31/2025 (k)		3,100	3,286
2.625% due 02/15/2029		66,370	71,862
3.000% due 09/30/2025		7,700	8,312
3.000% due 10/31/2025		7,700	8,320

Total U.S. Treasury Obligations (Cost $183,236)			194,601

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%

American Home Mortgage Assets Trust
2.208% due 10/25/2046 •		255	179

BCAP LLC Trust
2.228% due 05/25/2047 •		161	151
5.250% due 04/26/2037		1,182	992

Bear Stearns Adjustable Rate Mortgage Trust
4.619% due 02/25/2034 ~		119	124

Bear Stearns ALT-A Trust
4.268% due 01/25/2036 ~		217	220

Bear Stearns Mortgage Funding Trust
2.188% due 06/25/2047 •		568	553
2.198% due 10/25/2036 •		2,916	2,811

Citigroup Commercial Mortgage Trust
1.935% due 09/10/2045 ~(a)		13,641	579

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •		32	33

Countrywide Alternative Loan Trust
2.818% due 08/25/2035 •		1,347	929
4.496% due 10/20/2035 •		1,163	1,021

Countrywide Home Loan Mortgage Pass-Through Trust
3.740% due 02/20/2036 ~		842	733

Downey Savings & Loan Association Mortgage Loan Trust
4.489% due 07/19/2044 ~		22	23

HarborView Mortgage Loan Trust
2.207% due 01/25/2047 •		380	378
4.493% due 07/19/2035 ^~		201	186

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	2,600	3,204

HomeBanc Mortgage Trust
2.288% due 10/25/2035 •		$135	136

IndyMac Mortgage Loan Trust
2.498% due 04/25/2035 •		1,072	1,052

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •		67	65

Merrill Lynch Alternative Note Asset Trust
2.128% due 03/25/2037 •		15,249	6,380
2.218% due 03/25/2037 •		13,714	6,172

Merrill Lynch Mortgage Investors Trust
4.128% due 04/25/2035 ~		363	362

Merrill Lynch Mortgage-Backed Securities Trust
5.261% due 04/25/2037 ^~		228	231

Prime Mortgage Trust
2.418% due 02/25/2034 •		24	23

RBSSP Resecuritization Trust
2.625% due 06/27/2036 •		1,204	1,149

Residential Asset Securitization Trust
5.500% due 08/25/2034		433	453

Structured Adjustable Rate Mortgage Loan Trust
4.278% due 04/25/2035 ~		49	47

Structured Asset Mortgage Investments Trust
2.228% due 04/25/2036 •		75	75

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•		2,146	2,003

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	1,321	1,629

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.328% due 01/25/2045 •	$91	$90
3.196% due 06/25/2047 •	1,951	1,882

Washington Mutual Mortgage Pass-Through Certificates Trust
3.826% due 02/25/2033 ~	1	1

Wells Fargo Mortgage-Backed Securities Trust
5.220% due 04/25/2036 ~	155	154

Total Non-Agency Mortgage-Backed Securities (Cost $37,908)		34,020

ASSET-BACKED SECURITIES 16.9%

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.398% due 02/25/2036 •	1,472	1,229

Bear Stearns Asset-Backed Securities Trust
2.128% due 02/25/2037 •	318	357

Citigroup Mortgage Loan Trust
2.178% due 12/25/2036 •	1,621	1,227
2.418% due 11/25/2046 •	1,104	1,088

Citigroup Mortgage Loan Trust, Inc.
2.278% due 03/25/2037 •	530	490

Countrywide Asset-Backed Certificates
2.158% due 05/25/2035 •	679	660
2.158% due 06/25/2035 •	2,244	2,049
2.158% due 06/25/2037 •	3,066	2,910
2.158% due 08/25/2037 ^•	799	758
2.158% due 06/25/2047 ^•	309	276
2.218% due 06/25/2047 ^•	1,068	952
2.248% due 05/25/2037 •	6,000	5,756
2.508% due 02/25/2036 •	6,000	6,010

Countrywide Asset-Backed Certificates Trust
2.818% due 08/25/2047 •	670	669

Countrywide Asset-Backed Certificates, Inc.
3.818% due 12/25/2033 •	80	80

First Franklin Mortgage Loan Trust
2.498% due 12/25/2035 •	183	184

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	1,346	1,347

GSAMP Trust
3.668% due 10/25/2034 •	144	140

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •	1,973	1,973

JPMorgan Mortgage Acquisition Trust
2.278% due 06/25/2037 •	3,200	3,165

Long Beach Mortgage Loan Trust
2.168% due 05/25/2036 •	1,933	1,270
2.178% due 08/25/2036 •	2,094	1,177

MASTR Asset-Backed Securities Trust
2.258% due 08/25/2036 •	2,128	1,147
2.708% due 06/25/2035 •	269	270

Morgan Stanley ABS Capital, Inc. Trust
2.098% due 09/25/2036 •	80	44
2.148% due 10/25/2036 •	280	271
2.248% due 09/25/2036 •	5,273	3,012
3.818% due 03/25/2034 •	398	372

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •	3,763	3,765

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.168% due 07/25/2036 •	500	492

NovaStar Mortgage Funding Trust
2.188% due 11/25/2036 •	4,045	1,779

OHA Credit Partners Ltd.
3.288% due 10/20/2025	958	958

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.008% due 09/25/2034 •	467	469

Popular ABS Mortgage Pass-Through Trust
2.268% due 06/25/2047 ^•	1,010	998

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	5,971	3,192

Residential Asset Mortgage Products Trust
2.238% due 12/25/2035 •	1,873	1,731

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.358% due 03/25/2036 •		$2,500	$2,430
2.918% due 08/25/2034 •		581	583

Residential Asset Securities Corp. Trust
2.168% due 08/25/2036 •		361	345
2.258% due 11/25/2036 •		8,188	6,282
2.418% due 02/25/2036 •		1,000	968
2.438% due 10/25/2035 •		281	282

Securitized Asset-Backed Receivables LLC Trust
2.108% due 07/25/2036 •		3,968	2,072
2.268% due 05/25/2036 •		1,341	863
2.288% due 03/25/2036 •		377	355
2.978% due 01/25/2036 ^•		3,121	2,497

Seneca Park CLO Ltd.
3.423% due 07/17/2026 •		1,215	1,219

Soundview Home Loan Trust
2.128% due 02/25/2037 •		287	107
2.178% due 11/25/2036 •		164	162

Specialty Underwriting & Residential Finance Trust
2.993% due 12/25/2035 •		756	759

Structured Asset Investment Loan Trust
2.148% due 07/25/2036 •		2,560	2,016

Structured Asset Securities Corp. Mortgage Loan Trust
2.248% due 05/25/2047 •		2,819	2,737

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •		2,898	2,900

Symphony CLO Ltd.
3.333% due 10/15/2025 •		3,712	3,713

Telos CLO Ltd.
3.573% due 01/17/2027 •		2,666	2,667

WaMu Asset-Backed Certificates WaMu Trust
2.168% due 01/25/2037 •		1,052	911

Total Asset-Backed Securities (Cost $80,175)			86,135

SOVEREIGN ISSUES 3.9%

Argentina Government International Bond
3.750% due 12/31/2038 þ		2,500	1,003
5.875% due 01/11/2028		1,200	491
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	1,932	14
79.499% (ARLLMONP) due 06/21/2020 ~(a)		37,324	282

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	9,071	2,886
6.000% due 05/15/2055		9,071	3,252

Israel Government International Bond
4.125% due 01/17/2048		$300	353

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	1,058,684	10,212

Kommunalbanken A/S
4.500% due 07/18/2022	AUD	500	368

Saudi Government International Bond
4.000% due 04/17/2025		$600	644
5.000% due 04/17/2049		350	422

Total Sovereign Issues (Cost $22,645)			19,927

SHORT-TERM INSTRUMENTS 0.2%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		600	602

REPURCHASE AGREEMENTS (g) 0.1%
			476

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (b)(c)	ARS	880	8

Total Short-Term Instruments (Cost $1,098)			1,086

Total Investments in Securities (Cost $565,294)			577,730

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.2%

SHORT-TERM INSTRUMENTS 15.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.2%

PIMCO Short Asset Portfolio	4,815,876	$47,932

PIMCO Short-Term Floating NAV Portfolio III	3,016,828	29,846

Total Short-Term Instruments (Cost $78,044)		77,778

Total Investments in Affiliates (Cost $78,044)		77,778

Total Investments 128.3% (Cost $643,338)		$655,508

Financial Derivative Instruments (h)(j) 3.2%
(Cost or Premiums, net $2,343)		16,604

Other Assets and Liabilities, net (31.5)%		(161,140)

Net Assets 100.0%		$510,972

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$476	U.S. Treasury Notes 2.250% due 03/31/2021	$(489)	$476	$476

Total Repurchase Agreements						$(489)	$476	$476

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.4)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$	1,800	$(1,927)	$(1,930)

Sovereign Issues (0.7)%
Canada Government Bond	2.750	12/01/2048	CAD	3,850	(3,634)	(3,769)

Total Short Sales (1.1)%					$(5,561)	$(5,699)

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$476	$0	$0	$0	$476	$(489)	$(13)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(3,769)	(3,769)	0	(3,769)

Total Borrowings and Other Financing Transactions	$476	$0	$0	$(3,769)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $33 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(22,043) at a weighted average interest rate of 2.272%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$ 98.125	12/16/2019	517	$	1,293	$186	$210

Total Purchased Options						$186	$210

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	517	$	1,293	$(56)	$(45)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	517		1,293	(105)	(110)

Total Written Options						$(161)	$(155)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	21	$	3,988	$(6)	$1	$(3)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	21	$	(15)	$7	$2	$0
U.S. Treasury 2-Year Note December Futures	12/2019	30		(6,465)	17	1	0
U.S. Treasury 5-Year Note December Futures	12/2019	537		(63,983)	277	25	0
U.S. Treasury 10-Year Note December Futures	12/2019	74		(9,643)	(7)	6	0
U.S. Treasury 30-Year Bond December Futures	12/2019	252		(40,903)	882	8	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	102		(19,574)	689	0	(6)

					$1,865	$42	$(6)

Total Futures Contracts					$1,859	$43	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-32 5-Year Index	1.000%	Quarterly	06/20/2024	$	31,500	$542	$132	$674	$19	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		16,300	330	(5)	325	13	0

						$872	$127	$999	$32	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	56,700	$(7)	$(2,103)	$(2,110)	$24	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	4,000	(69)	695	626	0	(4)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	113,600	(894)	3,270	2,376	2	0
Receive(5)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		29,800	0	(1,537)	(1,537)	0	(1)
Receive(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		4,500	(256)	36	(220)	1	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		15,800	1	(1,347)	(1,346)	2	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		7,900	0	(675)	(675)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		21,900	1,249	(1,943)	(694)	6	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		71,500	(9)	(2,417)	(2,426)	3	0
Pay(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		38,100	618	7	625	0	(9)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		21,000	266	(683)	(417)	6	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		1,000	37	(118)	(81)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		5,000	233	(551)	(318)	3	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		23,200	(113)	(16)	(129)	5	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		7,500	(3)	(963)	(966)	0	(10)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	1,070,000	(370)	(44)	(414)	18	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,150	(2)	(133)	(135)	0	(2)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,150	3	363	366	6	0
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	100	0	0	0	0	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	7,800	(1)	(219)	(220)	8	0
Pay	UKRPI	3.593	Maturity	11/15/2028		1,400	0	(15)	(15)	2	0
Pay	UKRPI	3.595	Maturity	11/15/2028		4,400	52	(96)	(44)	5	0
Pay	UKRPI	3.603	Maturity	11/15/2028		1,100	0	(10)	(10)	1	0

							$735	$(8,499)	$(7,764)	$93	$(26)

Total Swap Agreements							$1,607	$(8,372)	$(6,765)	$125	$(26)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$210	$43	$125	$378	$(155)	$(9)	$(26)	$ (190)

(i)

Securities with an aggregate market value of $5,149 and cash of $3,951 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$6,092	GBP	4,944	$0	$(13)
	10/2019		2,606	ZAR	36,855	0	(174)
	11/2019	GBP	4,944		$6,100	13	0

BPS	10/2019	EUR	367		403	3	0
	10/2019		$2,335	EUR	2,119	0	(25)
	12/2019	TWD	79,254		$2,548	0	(21)
	12/2019		$2,494	IDR	35,956,696	17	0

BRC	10/2019	CAD	4,847		$3,658	0	(1)
	10/2019		$7,035	EUR	6,434	0	(22)
	10/2019		1	MXN	17	0	0
	11/2019	EUR	6,434		$7,052	22	0

CBK	10/2019		$536	GBP	430	0	(7)
	10/2019		1	MXN	17	0	0
	10/2019		2,505	RUB	159,960	0	(43)
	11/2019		2,544	COP	8,610,652	0	(76)

GLM	10/2019	MXN	17		$1	0	0
	10/2019		$3,786	CAD	5,021	4	0
	11/2019		97	ARS	6,386	0	(4)

HUS	10/2019	AUD	956		$646	0	0
	10/2019	CAD	7,884		5,930	0	(21)
	10/2019		$5,817	CAD	7,710	3	0
	11/2019	CAD	7,710		$5,820	0	(3)
	11/2019	TWD	80,063		2,557	0	(31)
	11/2019		$11,342	CNH	76,850	0	(590)
	12/2019	HKD	317		$40	0	0
	01/2021	BRL	2,330		359	0	(183)

IND	10/2019		691		170	4	0
	10/2019		$166	BRL	691	0	0

JPM	10/2019	BRL	1,795		$434	2	0
	10/2019		$1,318	ARS	84,680	15	0
	10/2019		431	BRL	1,795	1	0
	11/2019	TWD	58,058		$1,853	0	(24)
	11/2019		$433	BRL	1,795	0	(2)

MYI	10/2019	BRL	2,487		$597	0	(1)
	10/2019	CHF	8,240		8,418	162	0
	10/2019		$596	BRl	2,487	2	0
	11/2019		1,533	TWD	48,152	24	0
	11/2019		5,206	NOK	46,630	0	(77)
	12/2019	SGD	6,976		$5,028	0	(24)

NGF	11/2019	CNH	44,808		6,403	134	0

RYL	12/2019		$156	CNH	1,119	1	0

SCX	10/2019	EUR	9,055		$10,049	179	0
	11/2019	CNH	32,042		4,577	94	0
	12/2019		$5,030	SGD	6,946	0	0

SOG	10/2019	GBP	5,374		$6,572	0	(36)

SSB	10/2019		$652	JPY	70,300	0	(2)

UAG	10/2019	JPY	566,471		$5,263	24	0
	10/2019		$8,295	CHF	8,240	0	(39)
	10/2019		952	EUR	869	0	(4)
	10/2019		4,703	JPY	496,171	0	(114)
	11/2019	CHF	7,530		$7,598	32	0
	11/2019		$5,275	JPY	566,471	0	(25)
	12/2019	CNY	1,261		$177	0	0
	12/2019		$218	TWD	6,732	0	0

Total Forward Foreign Currency Contracts						$736	$(1,562)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	82,600	$304	$509
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	181,100	712	1,110
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	47,100	377	1,585
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	48,100	282	1,211
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	15,500	623	2

Total Purchased Options							$2,298	$4,417

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	2,051	$(11)	$(1)
	Call - OTC USD versus BRL		4.171	10/11/2019	2,051	(11)	(16)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	2,051	(8)	(2)
	Call - OTC USD versus RUB		66.376	10/14/2019	2,051	(8)	(3)

						$(38)	$(22)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	24,800	$(376)	$(1,867)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	25,400	(282)	(1,494)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	26,400	(295)	(733)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	58,000	(713)	(1,718)

							$(1,666)	$(5,812)

Total Written Options							$(1,704)	$(5,834)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	285	$52	$(40)	$12	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		60	11	(9)	2	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		300	57	(45)	12	0

								$120	$(94)	$26	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	35,400	$(3)	$34	$31	$0

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	RALVEIIT Index	1,450,779	2.812% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/09/2020	$190,284	$0	$10,802	$10,802	$0

MEI	Receive	RALVEIIT Index	1,002,397	2.611% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/18/2020	141,228	0	1,030	1,030	0
	Receive	RALVEIIT Index	87,699	2.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/25/2020	12,356	0	91	91	0

SOG	Receive	RALVEIIT Index	134,144	2.691% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	18,900	0	137	137	0
	Receive	RALVEIIT Index	920,745	2.719% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	121,765	0	6,542	6,542	0

								$0	$18,602	$18,602	$0

Total Swap Agreements								$117	$18,542	$18,659	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$13	$0	$0	$13	$(187)	$(17)	$0	$(204)	$(191)	$269	$78
BPS	20	0	12	32	(46)	0	0	(46)	(14)	0	(14)
BRC	22	0	0	22	(23)	0	0	(23)	(1)	0	(1)
CBK	0	0	2	2	(126)	(5)	0	(131)	(129)	0	(129)
GLM	4	0	31	35	(4)	0	0	(4)	31	0	31
HUS	3	0	12	15	(828)	0	0	(828)	(813)	901	88
IND	4	0	0	4	0	0	0	0	4	0	4
JPM	18	0	10,802	10,820	(26)	0	0	(26)	10,794	(11,649)	(855)
MEI	0	0	1,121	1,121	0	0	0	0	1,121	(1,770)	(649)
MYC	0	4,417	0	4,417	0	(5,812)	0	(5,812)	(1,395)	1,221	(174)
MYI	188	0	0	188	(102)	0	0	(102)	86	0	86
NGF	134	0	0	134	0	0	0	0	134	0	134
RYL	1	0	0	1	0	0	0	0	1	0	1
SCX	273	0	0	273	0	0	0	0	273	(320)	(47)
SOG	0	0	6,679	6,679	(36)	0	0	(36)	6,643	(7,249)	(606)
SSB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	56	0	0	56	(182)	0	0	(182)	(126)	0	(126)

Total Over the Counter	$736	$4,417	$18,659	$23,812	$(1,562)	$(5,834)	$0	$(7,396)

(k)

Securities with an aggregate market value of $2,690 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$210	$210
Futures	0	0	0	0	43	43
Swap Agreements	0	32	0	0	93	125

	$0	$32	$0	$0	$346	$378

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$736	$0	$736
Purchased Options	0	0	0	0	4,417	4,417
Swap Agreements	0	26	18,602	0	31	18,659

	$0	$26	$18,602	$736	$4,448	$23,812

	$0	$58	$18,602	$736	$4,794	$24,190

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$155	$155
Futures	0	0	0	0	9	9
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$0	$190	$190

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,562	$0	$1,562
Written Options	0	0	0	22	5,812	5,834

	$0	$0	$0	$1,584	$5,812	$7,396

	$0	$0	$0	$1,584	$6,002	$7,586

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Written Options	0	0	0	0	230	230
Futures	0	0	(231)	0	(9,176)	(9,407)
Swap Agreements	0	(124)	0	0	(13,227)	(13,351)

	$0	$(124)	$(231)	$0	$(22,168)	$(22,523)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,051	$0	$1,051
Purchased Options	0	0	0	(87)	(180)	(267)
Written Options	0	6	0	189	(941)	(746)
Swap Agreements	0	(53)	2,909	0	0	2,856

	$0	$(47)	$2,909	$1,153	$(1,121)	$2,894

	$0	$(171)	$2,678	$1,153	$(23,289)	$(19,629)

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$36	$36
Written Options	0	0	0	0	6	6
Futures	0	0	163	0	3,537	3,700
Swap Agreements	0	857	0	0	1,682	2,539

	$0	$857	$163	$0	$5,261	$6,281

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(674)	$0	$(674)
Purchased Options	0	0	0	18	2,541	2,559
Written Options	0	0	0	102	(2,456)	(2,354)
Swap Agreements	0	(12)	11,840	0	98	11,926

	$0	$(12)	$11,840	$(554)	$183	$11,457

	$0	$845	$12,003	$(554)	$5,444	$17,738

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Loan Participations and Assignments	$0	$1,365	$0	$1,365
Corporate Bonds & Notes
Banking & Finance	0	52,899	0	52,899
Industrials	0	9,499	0	9,499
Utilities	0	6,689	0	6,689
Municipal Bonds & Notes
Illinois	0	347	0	347
Rhode Island	0	754	0	754
U.S. Government Agencies	0	170,408	0	170,408
U.S. Treasury Obligations	0	194,601	0	194,601
Non-Agency Mortgage-Backed Securities	0	34,020	0	34,020
Asset-Backed Securities	0	86,135	0	86,135
Sovereign Issues	0	19,927	0	19,927
Short-Term Instruments
Certificates of Deposit	0	602	0	602
Repurchase Agreements	0	476	0	476
Argentina Treasury Bills	0	8	0	8

	$0	$577,730	$0	$577,730

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$77,778	$0	$0	$77,778

Total Investments	$77,778	$577,730	$0	$655,508

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(3,769)	$0	$(3,769)
U.S. Government Agencies	0	(1,930)	0	(1,930)

	$0	$(5,699)	$0	$(5,699)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	253	125	0	378
Over the counter	0	23,812	0	23,812

	$253	$23,937	$0	$24,190

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(164)	(26)	0	(190)
Over the counter	0	(7,396)	0	(7,396)

	$(164)	$(7,422)	$0	$(7,586)

Total Financial Derivative Instruments	$89	$16,515	$0	$16,604

Totals	$77,867	$588,546	$0	$666,413

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Schedule of Investments PIMCO RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,100	$1,099

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		1,839	1,852

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		2,700	2,698

Total Loan Participations and Assignments (Cost $5,632)			5,649

CORPORATE BONDS & NOTES 10.0%

BANKING & FINANCE 7.2%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,300	1,386

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)	EUR	1,400	1,690

Banco del Estado de Chile
4.125% due 10/07/2020		$4,000	4,064

Bank of America Corp.
3.004% due 12/20/2023 •		2,483	2,537

Barclays Bank PLC
10.179% due 06/12/2021		2,200	2,461

Barclays PLC
3.548% (US0003M + 1.380%) due 05/16/2024 ~		5,000	4,978
4.610% due 02/15/2023 •		3,100	3,222
8.000% due 12/15/2020 •(g)(h)	EUR	2,000	2,335

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		$3,700	3,727

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	200	225
6.625% due 06/29/2021 •(g)(h)		1,200	1,429
6.875% due 03/19/2020 (h)		2,600	2,925

Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)		$1,700	1,818

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		1,100	1,212

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~		5,300	5,109
4.250% due 10/14/2021		6,200	6,291

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,200	1,441

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$3,000	3,000
3.311% (US0003M + 1.000%) due 01/09/2020 ~		1,800	1,800
3.550% due 10/07/2022		1,100	1,101

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		2,600	2,620

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		1,600	1,602
3.124% (US0003M + 1.000%) due 05/18/2024 ~		600	603
3.400% due 03/08/2021		700	711
4.292% due 09/12/2026 •		1,500	1,611
4.300% due 03/08/2026		500	542
4.750% due 07/04/2029 •(g)(h)	EUR	1,300	1,505
5.875% due 09/28/2026 •(g)(h)	GBP	1,400	1,823

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		$3,600	3,612
3.149% (US0003M + 0.890%) due 07/23/2024 ~		3,100	3,113
3.797% due 07/23/2024 •		1,300	1,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.736% (US0003M + 3.470%) due 10/30/2019 ~(g)		$1,900	$1,912

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~		2,400	2,406
7.500% due 09/27/2025 •(g)(h)		1,600	1,707
7.625% due 06/27/2023 •(g)(h)	GBP	780	1,046

Morgan Stanley
3.683% (US0003M + 1.400%) due 10/24/2023 ~		$200	204

Nationwide Building Society
4.363% due 08/01/2024 •		1,500	1,576

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		1,400	1,408
2.953% (US0003M + 0.650%) due 07/13/2022 ~		2,400	2,395

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		2,000	2,005
4.519% due 06/25/2024 •		1,200	1,263
4.892% due 05/18/2029 •		1,500	1,652
5.076% due 01/27/2030 •		1,700	1,904
7.500% due 08/10/2020 •(g)(h)		200	205

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,500	2,680

Santander UK PLC
2.875% due 06/18/2024		3,100	3,150

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		3,100	3,117

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	690	948

UBS AG
4.750% due 02/12/2026 •(h)		2,600	3,006
5.125% due 05/15/2024 (h)		$3,000	3,237
7.625% due 08/17/2022 (h)		3,350	3,783

UniCredit SpA
7.830% due 12/04/2023		3,200	3,754

Wells Fargo & Co.
3.000% due 04/22/2026		1,000	1,026

			116,250

INDUSTRIALS 1.5%

Allergan Finance LLC
3.250% due 10/01/2022		300	307

Allergan Funding SCS
3.450% due 03/15/2022		1,800	1,845

Allergan Sales LLC
5.000% due 12/15/2021		1,000	1,051

BAT Capital Corp.
2.764% due 08/15/2022		900	909
3.222% due 08/15/2024		200	203

BAT International Finance PLC
3.250% due 06/07/2022		100	102
3.950% due 06/15/2025		600	625

Charter Communications Operating LLC
4.464% due 07/23/2022		700	737
4.908% due 07/23/2025		1,500	1,650

CSN Resources S.A.
7.625% due 02/13/2023		200	209

Daimler Finance North America LLC
2.550% due 08/15/2022		150	151
3.058% (US0003M + 0.900%) due 02/15/2022 ~		2,000	2,011
3.400% due 02/22/2022		2,700	2,763
3.750% due 11/05/2021		150	154

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,302

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		2,700	2,708

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~		750	751

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
3.125% due 07/26/2024		$300	$301
3.500% due 07/26/2026		300	300

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		1,800	1,801

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,200	1,391

Occidental Petroleum Corp.
2.700% due 08/15/2022		$2,500	2,523

Reynolds American, Inc.
4.000% due 06/12/2022		100	104

SASOL Financing USA LLC
5.875% due 03/27/2024		500	541

			24,439

UTILITIES 1.3%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		5,900	5,930
3.253% (US0003M + 0.950%) due 07/15/2021 ~		4,100	4,137
3.312% (US0003M + 1.180%) due 06/12/2024 ~		3,900	3,974

Petrobras Global Finance BV
5.093% due 01/15/2030		1,616	1,688

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~		2,500	2,500

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~		1,700	1,728

			19,957

Total Corporate Bonds & Notes (Cost $157,423)			160,646

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.1%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		1,100	1,861

COLORADO 0.5%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037		5,500	8,064

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		400	478
7.750% due 01/01/2042		153	176

			654

Total Municipal Bonds & Notes (Cost $9,550)			10,579

U.S. GOVERNMENT AGENCIES 33.9%

Fannie Mae
2.205% due 12/25/2036 •		51	51
2.310% due 08/01/2022		200	202
2.368% due 03/25/2037 - 07/25/2037 •		31	31
2.398% due 07/25/2037 •		38	38
2.418% due 09/25/2035 •		84	84
2.616% due 09/25/2042 •		201	199
2.738% due 06/25/2037 •		39	40
2.768% due 01/25/2040 •		17	17
2.838% due 12/25/2039 •		24	24
2.918% due 07/25/2039 •		14	14
2.920% due 06/01/2022		2,286	2,348
3.155% due 05/01/2022		1,473	1,514
3.683% due 06/01/2043 - 07/01/2044 •		110	112

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.849% due 10/01/2034 •	$6	$6
3.910% due 11/01/2034 •	2	2
3.987% due 09/01/2035 •	10	10
4.053% due 08/01/2035 •	42	45
4.077% due 07/01/2035 •	60	63
4.081% due 09/01/2035 •	66	69
4.186% due 10/01/2035 •	23	24
4.246% due 11/01/2035 •	25	26
4.365% due 07/01/2034 •	118	124
4.393% due 05/25/2035	12	13
4.394% due 05/01/2035 •	4	4
4.431% due 07/01/2035 •	57	60
4.464% due 08/01/2035 •	128	135
4.592% due 06/01/2035 •	97	102
4.602% due 01/01/2035 •	48	50
4.666% due 12/01/2033 •	71	74
4.678% due 05/01/2036 •	42	45
4.682% due 07/01/2036 •	44	46
4.755% due 09/01/2036 •	36	38
4.800% due 03/01/2035 •	2	2
4.823% due 12/01/2033 •	15	16
4.829% due 08/01/2036 •	43	46
4.976% due 06/01/2035 •	152	162

Fannie Mae UMBS
3.500% due 07/01/2045 - 02/01/2049	54,514	56,267
4.000% due 07/01/2025 - 06/01/2048	16,832	17,623
4.500% due 02/01/2020 - 06/01/2042	3,772	4,026
5.500% due 10/01/2021 - 12/01/2039	1,716	1,920
6.000% due 05/01/2035 - 05/01/2041	441	499
6.500% due 09/01/2034	5	5

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	8,200	8,156
3.000% due 11/01/2049	36,400	36,935
3.500% due 11/01/2049	54,900	56,340
4.000% due 11/01/2034 - 11/01/2049	270,800	281,131
4.500% due 11/01/2034 - 11/01/2049	28,200	29,689

Freddie Mac
2.275% due 08/25/2031 •	45	45
2.358% due 02/15/2037 •	4	4
2.578% due 07/15/2041 •	443	446
2.598% due 06/15/2041 •	459	462
2.698% due 08/15/2037 •	117	119
2.728% due 08/15/2037 •	143	145
2.883% due 01/15/2038 •	75	77
3.492% due 02/25/2045 •	19	20
4.000% due 11/01/2047 - 03/01/2049	7,799	8,170
4.500% due 01/15/2041 - 04/01/2041	320	349
5.000% due 03/01/2038	2,185	2,417
5.500% due 06/01/2027 - 05/01/2040	1,040	1,162
6.000% due 02/01/2034 - 10/01/2039	1,261	1,441

Freddie Mac UMBS
4.000% due 03/01/2049	10,785	11,347

Ginnie Mae
3.500% due 01/15/2042 - 07/15/2045	11,106	11,627
5.000% due 06/15/2034 - 06/15/2041	2,452	2,749
6.000% due 05/15/2037 - 07/15/2037	88	97

Ginnie Mae, TBA
5.000% due 10/01/2049 - 11/01/2049	6,200	6,531

NCUA Guaranteed Notes
2.507% due 10/07/2020 •	73	73

Small Business Administration
5.290% due 12/01/2027	82	88
5.600% due 09/01/2028	671	732

Total U.S. Government Agencies (Cost $543,136)		546,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 35.8%

U.S. Treasury Bonds
2.750% due 08/15/2047	$700	$793
3.000% due 08/15/2048	600	714
3.000% due 02/15/2049	21,700	25,899
4.375% due 05/15/2040	12,100	17,035
4.625% due 02/15/2040 (n)	8,700	12,604

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (l)	42,507	42,125
0.125% due 04/15/2022 (l)	25,741	25,493
0.125% due 01/15/2023 (l)	21,785	21,619
0.625% due 01/15/2026	2,591	2,661
0.625% due 02/15/2043	781	803
1.000% due 02/15/2046	4,548	5,080
1.000% due 02/15/2048	21,016	23,640
1.000% due 02/15/2049	27,355	30,990
1.375% due 02/15/2044	4,513	5,419

U.S. Treasury Notes
1.625% due 02/15/2026 (n)	3,700	3,702
2.000% due 07/31/2022 (l)(n)	21,900	22,158
2.000% due 11/15/2026 (n)	8,600	8,821
2.375% due 08/15/2024 (n)	18,300	18,990
2.375% due 05/15/2029	22,100	23,479
2.625% due 12/31/2025 (n)	13,400	14,206
2.625% due 02/15/2029 (j)	173,300	187,641
2.750% due 02/15/2024 (l)(n)	9,000	9,450
3.000% due 09/30/2025 (n)	33,600	36,272
3.000% due 10/31/2025 (n)	33,500	36,198

Total U.S. Treasury Obligations (Cost $544,754)		575,792

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.2%

American Home Mortgage Investment Trust
4.031% due 02/25/2045 •	30	30

APS Resecuritization Trust
2.429% due 08/28/2054 ~	12,849	12,334

Banc of America Funding Trust
2.234% due 10/20/2046 ^•	193	184
2.324% due 06/20/2047 •	448	407
5.912% due 10/25/2036 ^þ	4,082	3,931

Bear Stearns Adjustable Rate Mortgage Trust
4.670% due 01/25/2034 ~	334	347

Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •	176	174
2.458% due 07/25/2035 •	335	336
4.201% due 09/25/2035 ^~	43	36

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~	176	157

BellaVista Mortgage Trust
2.646% due 01/22/2045 •	1,632	1,625

Chase Mortgage Finance Trust
4.534% due 02/25/2037 ~	698	721

ChaseFlex Trust
2.318% due 07/25/2037 •	644	574

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.268% due 01/25/2036 •	454	442
2.268% due 06/25/2036 •	511	528
2.318% due 08/25/2035 •	1,662	1,661

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •	21	22
4.810% due 05/25/2035 •	46	47

Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	1,202	1,238

Countrywide Alternative Loan Trust
2.198% due 05/25/2047 •	200	192
2.208% due 09/25/2046 ^•	860	819
2.298% due 02/25/2037 •	996	927
2.518% due 05/25/2035 ^•	5,734	4,926
3.591% due 05/25/2036 ~	627	512
4.006% due 08/25/2035 •	2,380	2,363
6.000% due 06/25/2047 ^	5,093	4,355

Countrywide Home Loan Mortgage Pass-Through Trust
2.818% due 09/25/2034 •	105	100
3.711% due 02/20/2036 ^•	23	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.348% due 02/25/2036 •		$2,237	$2,194

First Horizon Alternative Mortgage Securities Trust
3.918% due 08/25/2035 ^~		275	254

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~		81	68

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.775% due 10/25/2033 ~		56	56

GSR Mortgage Loan Trust
4.287% due 11/25/2035 ~		66	68
4.480% due 09/25/2035 ~		125	129
6.000% due 05/25/2037 ^		467	432

HarborView Mortgage Loan Trust
2.557% due 01/19/2036 •		571	457
2.597% due 03/19/2035 •		2,187	2,177

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	8,800	10,845

IndyMac Mortgage Loan Trust
2.218% due 11/25/2046 •		$15,714	14,932
3.927% due 01/25/2036 ^~		166	155

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		16	12

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •		287	282

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •		121	119

Residential Accredit Loans, Inc. Trust
2.203% due 08/25/2036 •		1,435	1,370
4.781% due 12/25/2035 ^~		501	464

Residential Asset Securitization Trust
6.000% due 09/25/2036		1,027	585
6.000% due 05/25/2037 ^		484	415
6.250% due 07/25/2036 ^		524	549

Sequoia Mortgage Trust
2.244% due 07/20/2036 •		374	366
2.254% due 06/20/2036 •		411	400

Structured Adjustable Rate Mortgage Loan Trust
2.338% due 10/25/2035 •		2,772	2,702
3.846% due 01/25/2035 ^•		146	143
4.039% due 01/25/2035 ~		150	152
4.159% due 08/25/2035 ~		109	111
4.396% due 09/25/2035 ~		118	116

Structured Asset Mortgage Investments Trust
2.298% due 02/25/2036 ^•		101	98
2.307% due 07/19/2035 •		59	59
3.334% due 05/25/2047 ^~		3,607	3,318

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	4,625	5,700

Wachovia Mortgage Loan Trust LLC
4.847% due 05/20/2036 ^~		$168	167

WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •		5,164	5,148
2.308% due 10/25/2045 •		30	30
2.405% due 02/27/2034 •		77	77
2.641% due 12/25/2046 •		515	522
2.655% due 08/25/2046 •		6,582	6,464
2.655% due 10/25/2046 •		113	110
2.658% due 01/25/2045 •		182	181
3.436% due 06/25/2046 •		6,019	5,984
3.446% due 01/25/2037 ^~		892	860
3.446% due 02/25/2046 •		494	506
3.646% due 11/25/2042 •		35	34
3.675% due 12/25/2036 ^~		272	260
3.844% due 06/25/2037 ^~		2,565	2,484

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		2,186	1,974

Wells Fargo Alternative Loan Trust
4.908% due 07/25/2037 ^~		3,907	3,741

Wells Fargo Mortgage-Backed Securities Trust
4.991% due 03/25/2036 ~		101	104

Total Non-Agency Mortgage-Backed Securities (Cost $102,704)			116,382

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 9.2%

ACE Securities Corp. Home Equity Loan Trust
2.633% due 12/25/2035 •	$4,500	$4,315

Allegro CLO Ltd.
3.486% due 01/30/2026 •	358	358

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.838% due 02/25/2034 •	1,257	1,228

Asset-Backed Funding Certificates Trust
2.238% due 01/25/2037 •	3,561	2,447
3.068% due 03/25/2034 ^•	3,304	3,107

Asset-Backed Securities Corp. Home Equity Loan Trust
2.308% due 03/25/2036 •	11,443	10,029
2.978% due 07/25/2035 •	500	503

Bear Stearns Asset-Backed Securities Trust
2.178% due 08/25/2036 •	1,721	2,096
2.288% due 06/25/2036 •	4,800	4,804
2.698% due 10/25/2035 •	2,314	2,294

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •	3,684	3,734

Citigroup Mortgage Loan Trust
2.178% due 09/25/2036 •	4,112	3,328

Citigroup Mortgage Loan Trust, Inc.
2.918% due 09/25/2035 ^•	3,987	3,942

Countrywide Asset-Backed Certificates
2.168% due 01/25/2037 •	1,154	1,155
2.218% due 06/25/2037 ^•	3,314	3,030
2.268% due 01/25/2046 ^•	8,216	7,904
2.268% due 06/25/2047 •	2,200	2,093
2.278% due 12/25/2036 ^•	7,400	7,244
4.629% due 10/25/2046 ^~	1,216	1,195

Credit Suisse Mortgage Capital Asset-Backed Trust
2.618% due 09/25/2037 •	3,427	3,363

Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •	26	16

CWABS Revolving Home Equity Loan Trust
2.248% due 12/15/2029 •	99	99

Exeter Automobile Receivables Trust
3.200% due 04/15/2022	6,209	6,227

Figueroa CLO Ltd.
3.006% due 06/20/2027 •	2,604	2,604

Fremont Home Loan Trust
2.078% due 01/25/2037 •	13	8

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	4,326	4,331
3.370% due 01/17/2023	3,486	3,514

GSAMP Trust
2.248% due 01/25/2037 •	4,200	3,689
2.258% due 12/25/2035 •	1,177	1,179

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •	564	564

Home Equity Asset Trust
3.618% due 12/25/2034 •	985	993

Long Beach Mortgage Loan Trust
2.578% due 10/25/2034 •	17	17

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 01/25/2037 •	4,064	2,146
2.268% due 03/25/2037 •	3,422	1,889
2.948% due 11/25/2034 •	572	571

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	951	546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •		$818	$819

Navient Private Education Loan Trust
2.428% due 12/16/2058 •		206	206

NovaStar Mortgage Funding Trust
2.148% due 03/25/2037 •		5,704	4,257

OHA Credit Partners Ltd.
3.288% due 10/20/2025		197	197

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •		23	23

Residential Asset Mortgage Products Trust
2.178% due 02/25/2037 •		758	757

Residential Asset Securities Corp. Trust
2.438% due 10/25/2035 •		936	939

Securitized Asset-Backed Receivables LLC Trust
2.268% due 05/25/2036 •		10,730	6,907

SG Mortgage Securities Trust
2.198% due 02/25/2036 •		11,197	7,371

SLM Private Education Loan Trust
5.278% due 05/16/2044 •		12	12

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	84	91

Soundview Home Loan Trust
2.188% due 03/25/2037 •		$301	301

Specialty Underwriting & Residential Finance Trust
2.618% due 12/25/2036 •		2,268	2,239

Structured Asset Investment Loan Trust
2.738% due 06/25/2035 •		20,000	20,086

Structured Asset Securities Corp. Mortgage Loan Trust
2.178% due 03/25/2036 •		2,703	2,585
2.228% due 02/25/2037 •		3,744	3,699
2.338% due 05/25/2037 •		363	363

Total Asset-Backed Securities (Cost $130,789)			147,414

SOVEREIGN ISSUES 4.7%

Argentina Government International Bond
3.750% due 12/31/2038 þ		8,050	3,230
5.875% due 01/11/2028		3,800	1,553
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	5,447	41
79.499% (ARLLMONP) due 06/21/2020 ~(a)		101,966	769

Brazil Government International Bond
5.625% due 02/21/2047		$3,300	3,702

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	22,353	7,112
6.000% due 05/15/2055		17,170	6,155

Export-Import Bank of Korea
4.000% due 01/29/2021		$4,700	4,811

Israel Government International Bond
4.125% due 01/17/2048		800	942

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	4,164,155	40,169

Qatar Government International Bond
5.250% due 01/20/2020		$3,600	3,633

Saudi Government International Bond
4.000% due 04/17/2025		1,700	1,824
5.000% due 04/17/2049		850	1,025

Total Sovereign Issues (Cost $81,236)			74,966

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		80,000	$0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		$4,000	4,010

REPURCHASE AGREEMENTS (i) 0.1%
			1,314

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (d)(e)	ARS	300	3

U.S. TREASURY BILLS 0.0%
1.910% due 10/22/2019 - 11/07/2019 (c)(d)(n)		$753	752

Total Short-Term Instruments (Cost $6,073)			6,079

Total Investments in Securities (Cost $1,581,297)			1,644,035

		SHARES
INVESTMENTS IN AFFILIATES 25.1%

SHORT-TERM INSTRUMENTS 25.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.1%

PIMCO Short Asset Portfolio		27,634,340	275,045

PIMCO Short-Term Floating NAV Portfolio III		13,047,260	129,076

Total Short-Term Instruments (Cost $405,505)			404,121

Total Investments in Affiliates (Cost $405,505)			404,121

Total Investments 127.2% (Cost $1,986,802)			$2,048,156

Financial Derivative Instruments (k)(m) (1.7)% (Cost or Premiums, net $9,986)			(27,166)

Other Assets and Liabilities, net (25.5)%			(410,773)

Net Assets 100.0%			$1,610,217

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$ 724	U.S. Treasury Notes 2.250% due 03/31/2021	$(740)	$724	$724
MEI	1.710	09/24/2019	10/18/2019	CAD 782	Canada Government International Bond 2.750% due 12/01/2048	(587)	590	590

Total Repurchase Agreements						$(1,327)	$1,314	$1,314

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	2.220%	08/21/2019	10/07/2019	$(5,806)	$(5,820)

Total Sale-Buyback Transactions					$(5,820)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.2)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$	2,200	$(2,356)	$(2,359)

Sovereign Issues (0.8)%
Canada Government Bond	2.750	12/01/2048	CAD	13,800	(13,786)	(13,506)

Total Short Sales (1.0)%					$(16,142)	$(15,865)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
FICC	$724	$0	$0	$0	$724	$(740)	$(16)
MEI	590	0	0	0	590	(587)	3

Master Securities Forward Transaction Agreement
BPS	0	0	0	(13,506)	(13,506)	0	(13,506)
GSC	0	0	(5,820)	0	(5,820)	5,739	(81)
TOR	0	0	0	0	0	(220)	(220)

Total Borrowings and Other Financing Transactions	$1,314	$0	$(5,820)	$(13,506)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(5,820)	$0	$0	$(5,820)

Total Borrowings	$0	$(5,820)	$0	$0	$(5,820)

Payable for sale-buyback financing transactions					$(5,820)

(j)	Securities with an aggregate market value of $5,739 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(33,243) at a weighted average interest rate of 1.994%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(4)	Payable for short sales includes $112 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$111.375	11/22/2019	40	$80	$0	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.875	11/22/2019	75	150	1	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	112.000	11/22/2019	144	288	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.250	11/22/2019	459	459	4	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	1,770	1,770	15	2
Put - CME 90-Day Eurodollar December Futures	98.125	12/16/2019	1,559	3,898	560	633

Total Purchased Options					$581	$636

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	1,559	$3,898	$(167)	$(137)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	1,559	3,898	(317)	(331)

Total Written Options					$(484)	$(468)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	67	$12,725	$(18)	$3	$(8)
U.S. Treasury 5-Year Note December Futures	12/2019	539	64,221	(313)	0	(25)
U.S. Treasury 10-Year Note December Futures	12/2019	390	50,822	(458)	0	(31)

				$(789)	$3	$(64)

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	67	$(49)	$21	$6	$0
U.S. Treasury 2-Year Note December Futures	12/2019	1,433	(308,812)	715	45	0
U.S. Treasury 30-Year Bond December Futures	12/2019	1,169	(189,743)	2,546	36	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	40	(7,676)	239	0	(2)

				$3,521	$87	$(2)

Total Futures Contracts				$2,732	$90	$(66)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$3,069	$197	$24	$221	$7	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	20,200	352	80	432	12	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	36,900	747	(11)	736	30	0

					$1,296	$93	$1,389	$49	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	120,300	$(15)	$(4,462)	$(4,477)	$50	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	14,800	(267)	2,581	2,314	0	(16)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020	$	138,900	4,795	(3,749)	1,046	0	(12)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		140,000	(181)	3,110	2,929	3	0
Receive(5)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		135,200	0	(6,972)	(6,972)	0	(4)
Receive(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		14,800	(841)	116	(725)	3	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		38,400	6	(3,277)	(3,271)	4	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		50,000	0	(4,274)	(4,274)	6	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		61,400	3,436	(5,383)	(1,947)	18	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,000	(142)	37	(105)	1	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		98,900	(84)	(3,272)	(3,356)	4	0
Pay(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		118,900	1,928	23	1,951	0	(29)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		125,820	(2,982)	450	(2,532)	31	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		61,500	779	(1,999)	(1,220)	16	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		9,900	554	(567)	(13)	3	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		32,400	(546)	(2,084)	(2,630)	16	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,400	819	(1,543)	(724)	8	0
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		52,400	5,629	1,518	7,147	0	(9)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		29,100	(68)	(3,679)	(3,747)	0	(39)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	4,190,000	(1,450)	(170)	(1,620)	69	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,200	(4)	(372)	(376)	0	(5)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,200	9	1,008	1,017	15	0
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	18,400	0	(67)	(67)	0	(33)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	24,100	(3)	(677)	(680)	25	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	0	(45)	(45)	5	0
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	178	(327)	(149)	18	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	0	(38)	(38)	5	0

							$11,550	$(34,114)	$(22,564)	$300	$(147)

Total Swap Agreements							$12,846	$(34,021)	$(21,175)	$349	$(147)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$636	$90	$349	$1,075	$(468)	$(66)	$(147)	$(681)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

(l)

Securities with an aggregate market value of $22,300 and cash of $3,130 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	MXN	251		$13	$0	$0
	10/2019		$20,932	GBP	16,988	0	(44)
	10/2019		8,858	ZAR	125,266	0	(593)
	11/2019	GBP	16,988		$20,960	45	0
	11/2019	TWD	108,706		3,466	0	(49)
	01/2020		$13	MXN	251	0	0

BPS	10/2019		12,626	CAD	16,808	61	0
	12/2019	TWD	149,594		$4,809	0	(39)

BRC	10/2019		$13	MXN	251	0	0
	11/2019	EUR	28,975		$32,725	1,040	0
	11/2019		$4,450	EUR	4,047	0	(25)

CBK	10/2019	GBP	18,055		$22,034	0	(166)
	10/2019	JPY	54,500		514	10	0
	10/2019		$13	MXN	251	0	0
	11/2019	EUR	5,755		$6,405	112	0
	11/2019		$177	COP	597,960	0	(5)

GLM	10/2019	CAD	1,166		$879	0	(1)
	10/2019	MXN	251		13	0	0
	10/2019		$8,838	COP	28,286,470	0	(714)
	10/2019		1,581	GBP	1,268	0	(22)
	11/2019		209	ARS	13,766	0	(8)

HUS	10/2019	AUD	1,626		$1,098	1	0
	10/2019	CAD	26,296		19,778	0	(71)
	10/2019		$21,295	CAD	28,227	11	0
	11/2019	CAD	28,227		$21,306	0	(11)
	11/2019	TWD	349,294		11,157	0	(137)
	11/2019		$39,305	CNH	266,311	0	(2,044)
	12/2019	HKD	4,015		$512	0	(1)
	12/2019		$910	INR	66,692	25	0
	01/2021	BRL	3,320		$512	0	(261)

IND	10/2019	COP	28,286,470		8,135	12	0
	01/2020		$8,098	COP	28,286,470	0	(11)

JPM	10/2019	BRL	28,414		$6,863	25	0
	10/2019	GBP	201		248	1	0
	10/2019		$5,017	ARS	322,371	56	0
	10/2019		6,823	BRL	28,414	15	0
	11/2019	CNH	155,240		$22,193	472	0
	11/2019	TWD	139,980		4,474	0	(52)
	11/2019		$6,850	BRL	28,414	0	(27)

MYI	10/2019	BRL	28,414		$6,823	0	(15)
	10/2019	CAD	17,573		13,319	55	0
	10/2019	CHF	25,694		26,249	504	0
	10/2019		$6,810	BRL	28,414	29	0
	11/2019		16,641	NOK	149,060	0	(245)
	11/2019		6,612	TWD	207,673	103	0

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2019	SGD	23,116		$16,660	$0	$(80)

RBC	12/2019		$16,698	SGD	23,058	0	0

RYL	03/2020	CNH	855		$119	0	(1)

SCX	11/2019		111,071		15,866	325	0
	12/2019		$8,406	IDR	122,160,199	126	0

SOG	10/2019		8,318	RUB	535,615	0	(74)

UAG	10/2019	JPY	1,129,915		$10,499	49	0
	10/2019		$25,854	CHF	25,694	0	(110)
	10/2019		11,227	JPY	1,184,415	0	(273)
	11/2019	CHF	25,694		$25,927	109	0
	11/2019		$849	EUR	774	0	(3)
	11/2019		10,523	JPY	1,129,915	0	(49)

Total Forward Foreign Currency Contracts						$3,186	$(5,131)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	278,700	$1,024	$1,719
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	611,200	2,404	3,745
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	179,700	1,438	6,049
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	185,100	1,086	4,660
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	42,000	1,688	4

Total Purchased Options							$7,640	$16,177

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	6,632	$(35)	$(2)
	Call - OTC USD versus BRL		4.171	10/11/2019	6,632	(36)	(52)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	6,632	(25)	(8)
	Call - OTC USD versus RUB		66.376	10/14/2019	6,632	(26)	(10)

						$(122)	$(72)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	94,900	$(1,438)	$(7,144)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	97,700	(1,086)	(5,747)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	89,200	(997)	(2,475)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	195,600	(2,404)	(5,793)

							$(5,925)	$(21,159)

Total Written Options							$(6,047)	$(21,231)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR 810	$147	$(114)	$33	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904	540	99	(77)	22	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904	810	155	(122)	33	0

							$401	$(313)	$88	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$23,845	$(4,943)	$3,217	$0	$(1,726)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR 48,300	$(8)	$50	$42	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	ERAUSLT Index	1,316,355	2.298% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/17/2019	$ 425,907	$0	$(11,329)	$0	$(11,329)
	Receive	ERAUSLT Index	518,835	2.261% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/08/2020	169,410	0	(1,461)	0	(1,461)
	Receive	ERAUSLT Index	499,958	2.302% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2020	161,971	0	(269)	0	(269)

MYI	Receive	ERAUSLT Index	1,290,713	2.332% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/13/2020	418,152	0	(702)	0	(702)

UAG	Receive	ERAUSLT Index	1,347,547	2.358% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/07/2020	441,335	0	(5,204)	0	(5,204)

								$0	$(18,965)	$0	$(18,965)

Total Swap Agreements								$(4,550)	$(16,011)	$130	$(20,691)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$45	$0	$0	$45	$(686)	$(54)	$(1,726)	$(2,466)	$(2,421)	$2,263	$(158)
BPS	61	0	33	94	(39)	0	0	(39)	55	(20)	35
BRC	1,040	0	0	1,040	(25)	0	0	(25)	1,015	(820)	195
CBK	122	0	22	144	(171)	(18)	0	(189)	(45)	117	72
GLM	0	0	42	42	(745)	0	0	(745)	(703)	478	(225)
HUS	37	0	33	70	(2,525)	0	0	(2,525)	(2,455)	2,520	65
IND	12	0	0	12	(11)	0	0	(11)	1	0	1
JPM	569	0	0	569	(79)	0	(13,059)	(13,138)	(12,569)	9,329	(3,240)
MYC	0	16,177	0	16,177	0	(21,159)	0	(21,159)	(4,982)	4,178	(804)
MYI	691	0	0	691	(340)	0	(702)	(1,042)	(351)	(14,879)	(15,230)
RBC	0	0	0	0	0	0	0	0	0	(40)	(40)
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	451	0	0	451	0	0	0	0	451	(450)	1
SOG	0	0	0	0	(74)	0	0	(74)	(74)	0	(74)
UAG	158	0	0	158	(435)	0	(5,204)	(5,639)	(5,481)	7,197	1,716

Total Over the Counter	$3,186	$16,177	$130	$19,493	$(5,131)	$(21,231)	$(20,691)	$(47,053)

(n)

Securities with an aggregate market value of $27,245 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$636	$636
Futures	0	0	0	0	90	90
Swap Agreements	0	49	0	0	300	349

	$0	$49	$0	$0	$1,026	$1,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,186	$0	$3,186
Purchased Options	0	0	0	0	16,177	16,177
Swap Agreements	0	88	0	0	42	130

	$0	$88	$0	$3,186	$16,219	$19,493

	$0	$137	$0	$3,186	$17,245	$20,568

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$468	$468
Futures	0	0	0	0	66	66
Swap Agreements	0	0	0	0	147	147

	$0	$0	$0	$0	$681	$681

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,131	$0	$5,131
Written Options	0	0	0	72	21,159	21,231
Swap Agreements	0	1,726	18,965	0	0	20,691

	$0	$1,726	$18,965	$5,203	$21,159	$47,053

	$0	$1,726	$18,965	$5,203	$21,840	$47,734

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(28)	$(28)
Written Options	0	0	0	0	792	792
Futures	0	0	0	0	(15,006)	(15,006)
Swap Agreements	0	1,871	0	0	(31,056)	(29,185)

	$0	$1,871	$0	$0	$(45,298)	$(43,427)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,495	$0	$4,495
Purchased Options	0	0	0	(333)	(613)	(946)
Written Options	0	20	0	673	(2,635)	(1,942)
Swap Agreements	0	(192)	14,192	0	0	14,000

	$0	$(172)	$14,192	$4,835	$(3,248)	$15,607

	$0	$1,699	$14,192	$4,835	$(48,546)	$(27,820)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$106	$106
Written Options	0	0	0	0	17	17
Futures	0	0	0	0	6,190	6,190
Swap Agreements	0	123	0	0	(6,946)	(6,823)

	$0	$123	$0	$0	$(633)	$(510)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,859)	$0	$(2,859)
Purchased Options	0	0	0	67	9,484	9,551
Written Options	0	0	0	381	(10,158)	(9,777)
Swap Agreements	0	(368)	23,080	0	134	22,846

	$0	$(368)	$23,080	$(2,411)	$(540)	$19,761

	$0	$(245)	$23,080	$(2,411)	$(1,173)	$19,251

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,852	$3,797	$5,649
Corporate Bonds & Notes
Banking & Finance	0	116,250	0	116,250
Industrials	0	24,439	0	24,439
Utilities	0	19,957	0	19,957
Municipal Bonds & Notes
California	0	1,861	0	1,861
Colorado	0	8,064	0	8,064
Illinois	0	654	0	654
U.S. Government Agencies	0	546,528	0	546,528
U.S. Treasury Obligations	0	575,792	0	575,792
Non-Agency Mortgage-Backed Securities	0	116,382	0	116,382
Asset-Backed Securities	0	147,414	0	147,414
Sovereign Issues	0	74,966	0	74,966
Short-Term Instruments
Certificates of Deposit	0	4,010	0	4,010
Repurchase Agreements	0	1,314	0	1,314
Argentina Treasury Bills	0	3	0	3
U.S. Treasury Bills	0	752	0	752

	$0	$1,640,238	$3,797	$1,644,035

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$404,121	$0	$0	$404,121

Total Investments	$404,121	$1,640,238	$3,797	$2,048,156

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(13,506)	$0	$(13,506)
U.S. Government Agencies	0	(2,359)	0	(2,359)

	$0	$(15,865)	$0	$(15,865)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	723	352	0	1,075
Over the counter	0	19,493	0	19,493

	$723	$19,845	$0	$20,568

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(534)	(147)	0	(681)
Over the counter	0	(47,053)	0	(47,053)

	$(534)	$(47,200)	$0	$(47,734)

Total Financial Derivative Instruments	$189	$(27,355)	$0	$(27,166)

Totals	$404,310	$1,597,018	$3,797	$2,005,125

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE PLUS EMG Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$2,100	$2,099

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		4,100	4,097

Total Loan Participations and Assignments (Cost $6,194)			6,196

CORPORATE BONDS & NOTES 15.2%

BANKING & FINANCE 9.6%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		2,700	2,834

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		2,000	2,132

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,600	3,005
6.750% due 02/18/2020 •(g)(h)		600	667
8.875% due 04/14/2021 •(g)(h)		2,400	2,898

Banco del Estado de Chile
4.125% due 10/07/2020		$7,600	7,722

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)	EUR	200	225
6.250% due 09/11/2021 •(g)(h)		2,400	2,766

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)		1,300	1,475

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$2,900	3,199
10.179% due 06/12/2021		9,400	10,515

Barclays PLC
2.750% due 11/08/2019		3,600	3,601
3.548% (US0003M + 1.380%) due 05/16/2024 ~		6,400	6,372
4.610% due 02/15/2023 •		5,000	5,197
4.972% due 05/16/2029 •		2,200	2,416
8.000% due 12/15/2020 •(g)(h)	EUR	2,800	3,269

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		$5,900	5,943

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	2,100	2,362
6.625% due 06/29/2021 •(g)(h)		3,800	4,524
6.875% due 03/19/2020 (h)		4,300	4,837

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$500	526

Danske Bank A/S
3.192% (US0003M + 1.060%) due 09/12/2023 ~		2,300	2,256

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	2,300	2,491
0.213% (EUR003M + 0.650%) due 09/10/2021 ~		800	860
3.362% (US0003M + 1.230%) due 02/27/2023 ~		$7,600	7,326
4.250% due 10/14/2021		6,200	6,291

Discover Bank
4.650% due 09/13/2028		400	446

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	1,600	1,716

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,900	2,281

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •		3,200	3,367
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$4,300	4,301
3.157% due 08/04/2020		8,100	8,121
3.311% (US0003M + 1.000%) due 01/09/2020 ~		2,300	2,300
3.367% (US0003M + 1.080%) due 08/03/2022 ~		1,100	1,077

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.393% (US0003M + 1.235%) due 02/15/2023 ~		$200	$194
4.853% (US0003M + 2.550%) due 01/07/2021 ~		1,400	1,422

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		2,800	2,822

GSPA Monetization Trust
6.422% due 10/09/2029		1,021	1,194

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		2,200	2,202
3.124% (US0003M + 1.000%) due 05/18/2024 ~		1,000	1,004
3.400% due 03/08/2021		1,000	1,016
4.292% due 09/12/2026 •		2,400	2,578
4.750% due 07/04/2029 •(g)(h)	EUR	3,400	3,935
5.875% due 09/28/2026 •(g)(h)	GBP	1,900	2,474
6.000% due 09/29/2023 •(g)(h)	EUR	200	248
6.500% due 03/23/2028 •(g)(h)		$1,400	1,466

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		5,400	5,418
3.149% (US0003M + 0.890%) due 07/23/2024 ~		4,900	4,921
3.797% due 07/23/2024 •		1,900	2,006
5.736% (US0003M + 3.470%) due 10/30/2019 ~(g)		3,000	3,019

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		3,200	3,211
2.959% (US0003M + 0.800%) due 06/21/2021 ~		3,300	3,308
4.050% due 08/16/2023		3,100	3,260
4.550% due 08/16/2028		1,600	1,762
7.500% due 09/27/2025 •(g)(h)		1,200	1,281
7.625% due 06/27/2023 •(g)(h)	GBP	332	445

Nationwide Building Society
4.363% due 08/01/2024 •		$2,800	2,942

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		1,200	1,207
2.953% (US0003M + 0.650%) due 07/13/2022 ~		2,200	2,195

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		3,100	3,108
4.519% due 06/25/2024 •		1,800	1,894
4.892% due 05/18/2029 •		4,800	5,285
7.500% due 08/10/2020 •(g)(h)		4,200	4,300
8.625% due 08/15/2021 •(g)(h)		1,600	1,717

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,800	4,073

Santander UK PLC
2.875% due 06/18/2024		6,300	6,400

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		5,100	5,129

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	550	756

UBS AG
4.750% due 02/12/2026 •(h)		5,500	6,360
5.125% due 05/15/2024 (h)		$7,963	8,591

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		600	605
3.108% (US0003M + 0.950%) due 08/15/2023 ~		2,000	2,011
4.125% due 09/24/2025		700	757

UniCredit SpA
6.572% due 01/14/2022		5,300	5,687
7.830% due 12/04/2023		7,050	8,271

Wells Fargo & Co.
3.000% due 02/19/2025		900	925
5.889% (US0003M + 3.770%) due 12/15/2019 ~(g)		1,720	1,744

WP Carey, Inc.
4.000% due 02/01/2025		5,200	5,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,500	$6,480

			254,400

INDUSTRIALS 4.3%

AbbVie, Inc.
2.900% due 11/06/2022		$3,600	3,672
3.375% due 11/14/2021		2,900	2,973

Allergan Funding SCS
3.450% due 03/15/2022		1,500	1,538

Allergan Sales LLC
4.875% due 02/15/2021		419	431

Andeavor Logistics LP
5.500% due 10/15/2019		6,600	6,607

AutoNation, Inc.
3.350% due 01/15/2021		300	303

BAT Capital Corp.
2.764% due 08/15/2022		1,600	1,616
3.222% due 08/15/2024		200	203

BAT International Finance PLC
3.250% due 06/07/2022		100	102
3.950% due 06/15/2025		800	834

Braskem Finance Ltd.
5.750% due 04/15/2021		600	624

Campbell Soup Co.
2.749% (US0003M + 0.630%) due 03/15/2021 ~		400	400
3.650% due 03/15/2023		4,000	4,164

Charter Communications Operating LLC
3.579% due 07/23/2020		3,200	3,229
3.903% (US0003M + 1.650%) due 02/01/2024 ~		6,500	6,666
4.464% due 07/23/2022		8,100	8,530
4.908% due 07/23/2025		1,900	2,090

CSN Resources S.A.
7.625% due 02/13/2023		650	680

Daimler Finance North America LLC
2.550% due 08/15/2022		150	151
3.058% (US0003M + 0.900%) due 02/15/2022 ~		3,200	3,218
3.400% due 02/22/2022		7,300	7,471
3.750% due 11/05/2021		150	154

Danone S.A.
2.077% due 11/02/2021		200	200

Dell International LLC
4.420% due 06/15/2021		5,800	5,982

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		150	149
2.225% due 01/17/2020		150	150
2.820% due 01/19/2022		700	708

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		1,000	1,002

Enterprise Products Operating LLC
3.500% due 02/01/2022		500	516

Fairstone Financial, Inc.
7.875% due 07/15/2024		1,288	1,349

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~		300	301

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	5,300	5,996

Imperial Brands Finance PLC
3.125% due 07/26/2024		$300	301
3.500% due 07/26/2026		300	300

INEOS Finance PLC
2.125% due 11/15/2025	EUR	5,000	5,323

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~		$5,500	5,490
5.000% due 07/15/2035		100	107

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		2,100	2,101

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Micron Technology, Inc.
5.327% due 02/06/2029	$3,530	$3,884

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	300	299

Occidental Petroleum Corp.
3.637% (US0003M + 1.450%) due 08/15/2022 ~	4,300	4,329

Reynolds American, Inc.
4.000% due 06/12/2022	100	104

Sands China Ltd.
5.125% due 08/08/2025	5,000	5,502
5.400% due 08/08/2028	3,500	3,951

SASOL Financing USA LLC
5.875% due 03/27/2024	900	973

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	5,100	5,099

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~	600	600
3.650% due 08/16/2023	3,000	3,175
3.950% due 08/16/2025	600	657

		114,204

UTILITIES 1.3%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	9,000	9,046
2.953% (US0003M + 0.650%) due 01/15/2020 ~	100	100
3.253% (US0003M + 0.950%) due 07/15/2021 ~	4,200	4,238
3.312% (US0003M + 1.180%) due 06/12/2024 ~	5,700	5,808

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	3,000	3,013

Petrobras Global Finance BV
5.093% due 01/15/2030	1,166	1,218

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	34	34

Rio Oil Finance Trust
8.200% due 04/06/2028	1,700	1,951

Southern California Edison Co.
3.650% due 03/01/2028	4,850	5,195

Sprint Communications, Inc.
6.000% due 11/15/2022	900	958

Sprint Corp.
7.250% due 09/15/2021	300	321

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	2,500	2,541

		34,423

Total Corporate Bonds & Notes (Cost $393,291)		403,027

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.3%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	846
7.043% due 04/01/2050	1,100	1,850

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	4,601

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	104
7.021% due 08/01/2040	100	104

		7,505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	$450	$537
7.750% due 01/01/2042	103	119

		656

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	95	132

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	149

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,685	1,702

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	3,370

Total Municipal Bonds & Notes (Cost $9,544)		13,514

U.S. GOVERNMENT AGENCIES 37.7%

Fannie Mae
2.310% due 08/01/2022	399	403
2.368% due 07/25/2037 •	33	33
2.398% due 07/25/2037 •	58	58
2.418% due 09/25/2035 •	121	121
2.738% due 06/25/2037 •	372	378
2.870% due 09/01/2027	4,100	4,326
3.445% due 03/01/2022	8,049	8,036

Fannie Mae UMBS
3.000% due 08/01/2021 - 10/01/2021	1,573	1,609
3.500% due 03/01/2027 - 05/01/2049	83,792	86,561
4.000% due 12/01/2024 - 09/01/2048	76,049	79,594
4.500% due 07/01/2020 - 06/01/2030	988	1,052
5.000% due 07/01/2023 - 12/01/2029	786	844
5.500% due 09/01/2025 - 09/01/2041	10,447	11,753
6.000% due 11/01/2021 - 05/01/2041	9,348	10,754

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	13,175	13,104
3.000% due 11/01/2049	71,700	72,753
3.500% due 11/01/2049	105,300	108,062
4.000% due 11/01/2034 - 11/01/2049	499,300	518,339
4.500% due 11/01/2049	41,800	44,050
5.000% due 11/01/2049	2,000	2,144

FDIC Structured Sale Guaranteed Notes
2.612% due 11/29/2037 •	452	452

Freddie Mac
2.578% due 07/15/2041 •	286	288
2.728% due 08/15/2037 •	320	325
2.738% due 10/15/2037 •	53	54
2.748% due 05/15/2037 - 09/15/2037 •	370	376
3.500% due 05/01/2049	2,961	3,094
4.000% due 07/01/2047 - 03/01/2049	2,200	2,311

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2023 - 09/01/2040	$4,694	$5,158
5.500% due 03/01/2037 - 04/01/2038	172	194

Ginnie Mae
2.839% due 08/20/2047	2,324	2,325
3.500% due 02/15/2045	175	183
5.000% due 08/15/2033 - 04/15/2042	6,152	6,866

Ginnie Mae, TBA
5.000% due 10/01/2049	10,000	10,544

Small Business Administration
6.220% due 12/01/2028	13	14

Total U.S. Government Agencies (Cost $989,656)		996,158

U.S. TREASURY OBLIGATIONS 49.5%

U.S. Treasury Bonds
3.000% due 08/15/2048	800	952
3.000% due 02/15/2049	40,300	48,099
4.375% due 05/15/2040	7,900	11,122
4.625% due 02/15/2040	8,100	11,735

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022	107,175	106,211
0.125% due 04/15/2022	25,424	25,180
0.125% due 01/15/2023 (m)	29,121	28,900
0.375% due 07/15/2023	28,002	28,191
0.375% due 01/15/2027	32	32
0.625% due 01/15/2026	7,537	7,738
0.625% due 02/15/2043	1,451	1,491
1.000% due 02/15/2046	7,255	8,103
1.000% due 02/15/2048 (k)	32,044	36,045
1.000% due 02/15/2049	39,642	44,909
1.375% due 02/15/2044	7,265	8,724

U.S. Treasury Notes
1.375% due 09/30/2020 (m)	51,000	50,784
1.375% due 10/31/2020 (m)(o)	27,900	27,773
1.500% due 08/15/2026 (k)(o)	6,100	6,052
1.625% due 02/15/2026 (o)	6,400	6,404
1.750% due 12/31/2020 (m)	84,200	84,162
1.875% due 08/31/2022 (m)(o)	44,800	45,185
2.000% due 11/30/2020 (m)(o)	14,900	14,934
2.000% due 07/31/2022 (m)(o)	26,100	26,408
2.000% due 08/15/2025 (o)	8,300	8,487
2.000% due 11/15/2026 (o)	32,100	32,924
2.125% due 08/31/2020 (m)(o)	42,300	42,408
2.125% due 08/15/2021 (o)	300	302
2.125% due 05/15/2025	35,900	36,929
2.250% due 11/15/2025 (k)(o)	1,100	1,141
2.375% due 08/15/2024 (o)	22,650	23,505
2.625% due 12/31/2025 (o)	24,500	25,973
2.625% due 02/15/2029 (k)	336,500	364,347
2.750% due 02/15/2024 (m)(o)	11,110	11,665
3.000% due 09/30/2025	60,800	65,634
3.000% due 10/31/2025	61,100	66,020

Total U.S. Treasury Obligations (Cost $1,254,278)		1,308,469

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ	968	874

Banc of America Funding Trust
2.274% due 02/20/2047 •	4,160	4,108
4.535% due 02/20/2035 ~	85	84

Banc of America Mortgage Trust
4.704% due 06/25/2035 ~	62	60

BCAP LLC Trust
4.392% due 12/26/2035 ~	278	278

Bear Stearns ALT-A Trust
2.338% due 08/25/2036 •	2,517	2,770

Chase Mortgage Finance Trust
4.228% due 12/25/2035 ^~	633	619

Citigroup Mortgage Loan Trust
2.088% due 01/25/2037 •	367	341
4.970% due 10/25/2035 ^•	172	173
4.980% due 03/25/2036 ^•	311	316

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
5.131% due 03/25/2034 ~		$316	$327

Countrywide Alternative Loan Trust
2.138% due 12/25/2046 •		8,940	8,731
2.188% due 05/25/2047 •		877	848
2.218% due 05/25/2036 •		531	479

Countrywide Asset-Backed Certificates
2.738% due 11/25/2035 •		10,285	10,316

Countrywide Home Loan Mortgage Pass-Through Trust
4.667% due 02/20/2036 ^•		17	17
5.500% due 09/25/2035 ^		6,735	6,294
6.000% due 07/25/2036		2,159	1,804
6.500% due 12/25/2037		2,124	1,591

Credit Suisse First Boston Mortgage Securities Corp.
3.764% due 02/25/2034 ~		110	113

Credit Suisse Mortgage Capital Certificates
2.766% (LIBOR01M) due 11/30/2037 ~		5,800	5,275

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		1,638	1,489

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.178% due 01/25/2047 •		1,089	1,081

Downey Savings & Loan Association Mortgage Loan Trust
2.877% due 09/19/2044 •		237	243

First Horizon Mortgage Pass-Through Trust
4.074% due 10/25/2035 ^~		835	817

GSR Mortgage Loan Trust
4.928% due 09/25/2035 ~		108	110

HarborView Mortgage Loan Trust
2.277% due 07/19/2047 •		11,513	11,149
2.384% due 06/20/2035 •		787	788
2.557% due 01/19/2036 •		3,296	2,640

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	15,100	18,608

HomeBanc Mortgage Trust
2.328% due 03/25/2035 •		$1,437	1,272

Impac CMB Trust
2.658% due 03/25/2035 •		1,031	1,032

IndyMac Mortgage Loan Trust
2.278% due 06/25/2035 •		240	235

JPMorgan Mortgage Trust
4.256% due 08/25/2035 ^~		235	232
4.577% due 07/25/2035 ~		344	352
4.627% due 07/25/2035 ~		5,201	5,332
5.750% due 01/25/2036 ^		16	12

Lehman Mortgage Trust
2.668% due 11/25/2036 •		2,125	1,387

Lehman XS Trust
2.243% due 08/25/2046 •		3,916	3,765

Luminent Mortgage Trust
4.253% due 04/25/2036 ~		19,378	17,932

Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •		666	640
4.374% due 09/25/2035 ^~		240	221

Morgan Stanley Mortgage Loan Trust
2.278% due 04/25/2035 •		1,509	1,503
3.608% due 07/25/2035 ~		611	576
6.315% due 06/25/2036 þ		4,611	1,884

New Residential Mortgage Loan Trust
4.500% due 05/25/2058		6,412	6,784

Prime Mortgage Trust
6.000% due 06/25/2036 ^		1,089	1,013

Provident Funding Mortgage Loan Trust
4.708% due 10/25/2035 ~		1,068	1,088

Residential Accredit Loans, Inc. Trust
2.198% due 09/25/2036 •		2,741	2,617
2.518% due 03/25/2035 •		1,082	911
2.518% due 08/25/2035 ^•		3,558	2,723
3.946% due 08/25/2035 •		88	86
4.781% due 12/25/2035 ^~		3,079	2,850
5.117% due 09/25/2035 ^~		429	388

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		4,257	2,469

RESIMAC Bastille Trust
2.917% due 12/05/2059 •		2,302	2,306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
2.732% due 07/20/2034 •		$1,407	$1,422

Structured Adjustable Rate Mortgage Loan Trust
3.168% due 12/25/2037 ^•		3,433	3,097

Structured Asset Mortgage Investments Trust
2.478% due 05/25/2045 •		8	8

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	8,447	10,412

Wachovia Mortgage Loan Trust LLC
4.452% due 10/20/2035 ^~		$452	456

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 12/25/2045 •		756	744
2.598% due 11/25/2045 •		5,285	5,366
2.655% due 10/25/2046 •		5,099	4,970
2.655% due 11/25/2046 •		3,398	3,420
3.294% due 01/25/2037 ^~		445	420
3.719% due 12/25/2036 ^~		248	240
3.844% due 06/25/2037 ^~		2,473	2,395
3.951% due 02/25/2037 ^~		1,390	1,390

Washington Mutual Mortgage Pass-Through Certificates Trust
4.262% due 09/25/2036 þ		3,611	1,720

Wells Fargo Mortgage-Backed Securities Trust
4.968% due 03/25/2035 ~		336	346

Total Non-Agency Mortgage-Backed Securities (Cost $172,066)			178,359

ASSET-BACKED SECURITIES 11.7%

ACE Securities Corp. Home Equity Loan Trust
2.633% due 12/25/2035 •		18,011	17,272

Allegro CLO Ltd.
3.486% due 01/30/2026 •		537	538

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.293% due 05/25/2033 •		960	962

Argent Securities Trust
2.168% due 07/25/2036 •		3,443	3,009

Asset-Backed Securities Corp. Home Equity Loan Trust
2.978% due 07/25/2035 •		2,400	2,412

B&M CLO Ltd.
3.052% due 04/16/2026 •		2,732	2,731

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 þ		112	112

Bear Stearns Asset-Backed Securities Trust
2.178% due 08/25/2036 •		1,272	1,549
2.698% due 10/25/2035 •		5,641	5,592

Carrington Mortgage Loan Trust
2.518% due 10/25/2035 •		7,041	6,997

CIFC Funding Ltd.
3.136% due 10/25/2027 •		3,400	3,393

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		2,203	2,233

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 þ		1,922	1,413

Citigroup Mortgage Loan Trust, Inc.
2.298% due 08/25/2036 •		13,000	12,503

Countrywide Asset-Backed Certificates
2.218% due 08/25/2036 •		5,963	5,947
2.258% due 04/25/2037 •		1,611	1,282
2.308% due 08/25/2036 •		127	128
6.367% due 09/25/2046 þ		8,593	7,357

Countrywide Asset-Backed Certificates Trust
2.658% due 02/25/2036 •		14,000	14,036
2.818% due 08/25/2047 •		2,391	2,390

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		5,900	5,850

Fremont Home Loan Trust
2.153% due 10/25/2036 •		2,697	2,541
2.158% due 01/25/2037 •		3,527	2,246

GLS Auto Receivables Issuer Trust
3.370% due 01/17/2023		4,760	4,798

GSAA Home Equity Trust
2.218% due 03/25/2037 •		7,867	3,787
5.995% due 03/25/2046 ^~		8,675	5,641

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
2.148% due 12/25/2046 •		$7,288	$4,758
2.248% due 01/25/2037 •		3,800	3,338

GSRPM Mortgage Loan Trust
2.918% due 03/25/2035 •		4,100	3,978

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •		733	733

HSI Asset Securitization Corp. Trust
2.408% due 12/25/2035 •		21,531	20,808

IXIS Real Estate Capital Trust
2.418% due 03/25/2036 ^•		1,046	652

JPMorgan Mortgage Acquisition Trust
2.258% due 05/25/2036 •		3,751	3,739

Long Beach Mortgage Loan Trust
2.178% due 12/25/2036 •		2,502	1,884
2.238% due 02/25/2036 •		7,560	7,412
2.993% due 04/25/2035 •		6,830	6,853

MASTR Asset-Backed Securities Trust
2.118% due 08/25/2036 •		13,054	6,185

MASTR Specialized Loan Trust
2.768% due 11/25/2035 •		3,700	3,676

Morgan Stanley ABS Capital, Inc. Trust
2.098% due 11/25/2036 •		2,411	1,674
2.198% due 03/25/2037 •		5,132	2,803

Morgan Stanley Mortgage Loan Trust
5.963% due 01/25/2047 þ		508	297

Morgan Stanley Structured Trust
2.248% due 06/25/2037 •		10,231	10,108

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •		1,200	1,200

Navient Private Education Loan Trust
2.428% due 12/16/2058 •		206	206

New Century Home Equity Loan Trust
2.798% due 03/25/2035 •		1,346	1,327

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.428% due 02/25/2036 •		1,804	1,814

OHA Credit Partners Ltd.
3.288% due 10/20/2025		282	282

Option One Mortgage Loan Trust
2.158% due 01/25/2037 •		2,756	1,878
2.158% due 03/25/2037 •		3,257	2,985
2.238% due 04/25/2037 •		2,027	1,672
2.238% due 05/25/2037 •		2,666	1,957
2.798% due 02/25/2035 •		7,432	7,370

RAAC Trust
2.358% due 02/25/2036 •		2,386	2,395

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		6,350	3,395

Residential Asset Mortgage Products Trust
3.893% due 10/25/2034 •		7,414	6,845

Residential Asset Securities Corp. Trust
2.398% due 02/25/2036 •		3,646	3,661
2.458% due 12/25/2035 •		7,786	7,604
2.708% due 11/25/2035 •		900	897
2.888% due 08/25/2035 •		1,737	1,745

Saxon Asset Securities Trust
2.328% due 09/25/2047 •		5,474	5,346

Securitized Asset-Backed Receivables LLC Trust
2.258% due 07/25/2036 •		1,651	937

SLM Private Education Loan Trust
5.278% due 05/16/2044 •		69	70

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	145	158

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		$3,950	3,948

Soundview Home Loan Trust
2.148% due 12/25/2036 •		36	36
2.188% due 08/25/2037 •		4,916	4,536
2.218% due 06/25/2037 •		4,604	3,669
3.318% due 10/25/2037 •		5,855	4,837

Specialty Underwriting & Residential Finance Trust
2.168% due 09/25/2037 •		2,523	1,524

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		$9,691	$9,802

Structured Asset Investment Loan Trust
2.948% due 06/25/2035 •		13,234	12,746
3.068% due 08/25/2034 •		1,212	1,212

TICP CLO Ltd.
3.078% due 07/20/2027 •		3,900	3,888
3.118% due 04/20/2028 •		2,800	2,800

Towd Point Mortgage Trust
3.018% due 05/25/2058 •		3,760	3,792

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		2,133	2,139
3.375% due 10/25/2047 þ		1,845	1,852

Washington Mutual Asset-Backed Certificates Trust
2.078% due 11/25/2036 •		4,061	2,024

Total Asset-Backed Securities (Cost $286,373)			308,166

SOVEREIGN ISSUES 4.5%

Argentina Government International Bond
3.750% due 12/31/2038 þ		14,850	5,959
5.875% due 01/11/2028		6,900	2,820
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	1,530	11
79.499% (ARLLMONP) due 06/21/2020 ~(a)		146,590	1,106

Brazil Government International Bond
5.625% due 02/21/2047		$4,000	4,488

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	15,874	5,051
6.000% due 05/15/2055		11,986	4,297

Export-Import Bank of Korea
4.000% due 01/29/2021		$8,100	8,290

Israel Government International Bond
4.125% due 01/17/2048		1,000	1,177

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	7,693,100	74,210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
5.250% due 01/20/2020		$7,600	$7,670

Saudi Government International Bond
4.000% due 04/17/2025		2,400	2,575
5.000% due 04/17/2049		1,350	1,628

Total Sovereign Issues (Cost $126,173)			119,282

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)(i)		1,000	1,111

Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (g)		4,800	5,233

Total Preferred Securities (Cost $7,222)			6,344

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		$3,800	3,810

REPURCHASE AGREEMENTS (j) 0.0%
			1,025

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (d)(e)	ARS	5,230	50

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
1.944% due 11/07/2019 - 12/26/2019 (c)(d)(k)(o)	$4,668	$4,653

Total Short-Term Instruments (Cost $9,605)		9,538

Total Investments in Securities (Cost $3,254,402)		3,349,053

	SHARES
INVESTMENTS IN AFFILIATES 11.3%

SHORT-TERM INSTRUMENTS 11.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.3%

PIMCO Short Asset Portfolio	29,962,825	298,220

PIMCO Short-Term Floating NAV Portfolio III	22,069	218

Total Short-Term Instruments (Cost $300,136)		298,438

Total Investments in Affiliates (Cost $300,136)		298,438

Total Investments 137.9% (Cost $3,554,538)		$3,647,491

Financial Derivative Instruments (l)(n) (1.1)% (Cost or Premiums, net $8,059)		(28,644)

Other Assets and Liabilities, net (36.8)%		(974,276)

Net Assets 100.0%		$2,644,571

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 1,030	$1,111	0.04%

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$1,025	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,048)	$1,025	$1,025

Total Repurchase Agreements						$(1,048)	$1,025	$1,025

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.200%	08/19/2019	10/16/2019	$(60,156)	$(60,314)
BSN	2.310	08/02/2019	10/03/2019	(6,128)	(6,151)

Total Reverse Repurchase Agreements					$(66,465)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	2.220%	08/21/2019	10/07/2019	$(109,543)	$(109,820)
TDM	2.150	09/30/2019	10/01/2019	(3,831)	(3,832)
UBS	2.310	08/02/2019	10/10/2019	(25,111)	(25,208)

Total Sale-Buyback Transactions					$(138,860)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Sovereign Issues (0.9)%
Canada Government Bond	2.750%	12/01/2048	CAD 25,500	$(25,465)	$(24,955)

Total Short Sales (0.9)%				$(25,465)	$(24,955)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(60,314)	$0	$0	$(60,314)	$60,140	$(174)
BSN	0	(6,151)	0	0	(6,151)	6,172	21
FICC	1,025	0	0	0	1,025	(1,048)	(23)

Master Securities Forward Transaction Agreement
GSC	0	0	(109,820)	0	(109,820)	109,722	(98)
TDM	0	0	(3,832)	(24,955)	(28,787)	3,862	(24,925)
UBS	0	0	(25,208)	0	(25,208)	25,243	35
TOR	0	0	0	0	0	(650)	(650)

Total Borrowings and Other Financing Transactions	$1,025	$(66,465)	$(138,860)	$(24,955)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(66,465)	$0	$0	$(66,465)

Total	$0	$(66,465)	$0	$0	$(66,465)

Sale-Buyback Transactions
U.S. Treasury Obligations	(3,832)	(135,028)	0	0	(138,860)

Total	$(3,832)	$(135,028)	$0	$0	$(138,860)

Total Borrowings	$(3,832)	$(201,493)	$0	$0	$(205,325)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(205,325)

(k)	Securities with an aggregate market value of $205,449 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(140,036) at a weighted average interest rate of 2.169%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(55) of deferred price drop.
(4)	Payable for short sales includes $204 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$111.250	11/22/2019	271	$542	$2	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.500	11/22/2019	793	1,586	7	1
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.875	11/22/2019	426	852	4	1
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	112.000	11/22/2019	136	272	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	3,256	3,256	28	3
Put - CME 90-Day Eurodollar December Futures	98.125	12/16/2019	2,591	6,478	930	1,053

Total Purchased Options					$972	$1,058

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	2,591	$	6,478	$(278)	$(227)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	2,591		6,478	(527)	(550)

Total Written Options						$(805)	$(777)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	105	$19,942	$(29)	$4	$(13)
U.S. Treasury 10-Year Note December Futures	12/2019	1,244	162,109	(1,431)	0	(97)

				$(1,460)	$4	$(110)

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	105	$(77)	$33	$9	$0
U.S. Treasury 2-Year Note December Futures	12/2019	3,462	(746,061)	1,755	108	0
U.S. Treasury 5-Year Note December Futures	12/2019	1,068	(127,251)	683	50	0
U.S. Treasury 30-Year Bond December Futures	12/2019	1,646	(267,166)	4,954	52	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	306	(58,723)	1,331	0	(19)

				$8,756	$219	$(19)

Total Futures Contracts				$7,296	$223	$(129)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$	51,300	$(1,076)	$(21)	$(1,097)	$0	$(31)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	8,514	$549	$65	$614	$20	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		46,700	946	(14)	932	37	0

						$1,495	$51	$1,546	$57	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	84,600	$(10)	$(3,139)	$(3,149)	$35	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	27,200	(419)	4,673	4,254	0	(29)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	116,100	(150)	2,579	2,429	3	0
Receive(6)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		35,200	0	(1,815)	(1,815)	0	(1)
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		23,400	(1,330)	185	(1,145)	5	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		191,900	(25)	(16,319)	(16,344)	22	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		77,300	0	(6,608)	(6,608)	9	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		43,700	2,409	(3,795)	(1,386)	13	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		19,500	(1,437)	415	(1,022)	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,600	(87)	3	(84)	0	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		82,000	(70)	(2,713)	(2,783)	3	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		199,300	3,232	38	3,270	0	(49)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		54,210	3,456	(4,547)	(1,091)	13	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		82,400	1,158	(2,793)	(1,635)	22	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		4,500	252	(258)	(6)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		127,900	337	(10,726)	(10,389)	68	0
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		80,200	(235)	(210)	(445)	18	0
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		4,900	0	(883)	(883)	0	(8)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,300	259	(693)	(434)	0	(3)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,200	(9)	(73)	(82)	0	(2)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		800	(11)	28	17	0	(1)
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		7,100	(42)	(17)	(59)	0	(10)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		3,800	(13)	96	83	0	(5)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	7,480,000	(2,588)	(304)	(2,892)	123	0
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	23,200	(216)	521	305	14	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		4,600	(6)	(535)	(541)	0	(8)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,900	13	909	922	14	0
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	58,500	0	(213)	(213)	0	(105)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	35,300	(4)	(992)	(996)	37	0
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	0	(65)	(65)	8	0
Pay	UKRPI	3.595	Maturity	11/15/2028		28,200	353	(634)	(281)	34	0
Pay	UKRPI	3.603	Maturity	11/15/2028		7,700	0	(67)	(67)	9	0

							$4,817	$(47,952)	$(43,135)	$455	$(221)

Total Swap Agreements							$5,236	$(47,922)	$(42,686)	$512	$(252)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 1,058	$ 223	$ 512	$ 1,793	$ (777)	$ (129)	$ (252)	$ (1,158)

(m)

Securities with an aggregate market value of $32,114 and cash of $4,378 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	MXN	5,138		$261	$2	$0
	10/2019		$34,309	GBP	27,844	0	(73)
	11/2019	EUR	456		$505	7	0
	11/2019	GBP	27,844		34,355	73	0
	11/2019		$3,253	EUR	2,919	0	(61)
	01/2020		257	MXN	5,138	0	(1)

BPS	10/2019	TRY	5,825		$984	0	(43)
	10/2019		$22,550	CAD	30,018	108	0
	12/2019	TWD	113,706		$3,656	0	(29)

BRC	10/2019	CAD	1,774		1,339	0	0
	11/2019	EUR	79,543		89,875	2,895	0
	11/2019		$4,982	EUR	4,531	0	(27)

CBK	10/2019	GBP	28,377		$34,630	0	(261)
	10/2019		$1,109	CAD	1,470	1	0
	10/2019		1,081	GBP	867	0	(15)
	10/2019		258	MXN	5,138	1	0
	10/2019		15,174	ZAR	216,660	0	(880)
	11/2019	EUR	9,185		$10,224	180	0
	11/2019		$13,330	COP	45,117,326	0	(398)
	11/2019		1,714	EUR	1,537	0	(33)

GLM	10/2019	MXN	11,224		$577	9	0
	10/2019		$574	MXN	11,224	0	(7)
	11/2019		208	ARS	13,750	0	(8)

HUS	10/2019	AUD	2,451		$1,655	1	0
	10/2019	CAD	39,319		29,573	0	(106)
	10/2019	MXN	11,224		573	6	0
	10/2019	TRY	4,814		805	0	(43)
	10/2019		$31,261	CAD	41,436	16	0
	10/2019		574	MXN	11,224	0	(6)
	11/2019	CAD	41,436		$31,277	0	(16)

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019	TWD	646,242		$20,643	$0	$(254)
	11/2019		$59,565	CNH	403,574	0	(3,099)
	12/2019	HKD	2,582		$329	0	(1)
	12/2019		$828	INR	60,694	23	0
	01/2021	BRL	2,630		$405	0	(207)

JPM	10/2019		74,458		17,880	0	(41)
	10/2019	GBP	334		412	1	0
	10/2019		$9,647	ARS	619,912	107	0
	10/2019		17,992	BRL	74,458	0	(71)
	11/2019	CNH	235,305		$33,639	716	0
	11/2019	TWD	468,612		14,959	0	(194)

MYI	10/2019	CAD	31,831		$24,126	99	0
	10/2019	CHF	39,820		40,679	782	0
	11/2019		$26,503	NOK	237,405	0	(390)
	11/2019		11,780	TWD	369,992	184	0
	12/2019	SGD	34,748		$25,043	0	(120)

RYL	10/2019		$1,793	TRY	10,567	68	0
	03/2020	CNH	25,298		$3,508	0	(21)

SCX	10/2019	BRL	74,458		17,991	71	0
	10/2019		$17,880	BRL	74,458	41	0
	10/2019		11,090	RUB	707,269	0	(204)
	11/2019	CNH	168,357		$24,049	493	0
	11/2019	RUB	203,001		3,092	0	(21)
	11/2019		$17,957	BRL	74,458	0	(78)
	12/2019		12,627	IDR	183,489,810	189	0
	12/2019		25,122	SGD	34,690	0	(1)

SOG	12/2019		4,329	RUB	292,895	143	0

UAG	10/2019	JPY	473,882		$4,403	20	0
	10/2019		$40,068	CHF	39,820	0	(170)
	10/2019		4,492	JPY	473,882	0	(109)
	10/2019	ZAR	28,162		$1,841	0	(17)
	11/2019	CHF	39,820		40,182	170	0
	11/2019		$4,413	JPY	473,882	0	(21)
	12/2019		3,503	CNY	25,020	2	0

Total Forward Foreign Currency Contracts						$6,408	$(7,026)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017%	07/02/2021	1,062,600	$4,058	$6,282
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	489,100	1,798	3,016
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	329,300	2,634	11,086
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	337,200	1,978	8,488
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	61,000	2,452	6

Total Purchased Options							$12,920	$28,878

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	10,949	$(59)	$(2)
	Call - OTC USD versus BRL		4.171	10/11/2019	10,949	(60)	(86)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	10,949	(41)	(13)
	Call - OTC USD versus RUB		66.376	10/14/2019	10,949	(42)	(17)

						$(202)	$(118)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	173,900	$(2,635)	$(13,092)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	178,000	(1,978)	(10,470)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	340,000	(4,057)	(9,850)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	156,500	(1,750)	(4,343)

							$(10,420)	$(37,755)

Total Written Options							$(10,622)	$(37,873)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	2,710	$501	$(391)	$110	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		700	129	(100)	29	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		1,410	269	(212)	57	0

								$899	$(703)	$196	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 2,581	$(541)	$354	$0	$(187)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAEMLT Index	40,619	3.047% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/15/2020	$116,995	$0	$(7,148)	$0	$(7,148)

JPM	Receive	ERAEMLT Index	175,381	2.996% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/06/2019	455,624	0	8,369	8,369	0
	Receive	ERAEMLT Index	83,742	3.011% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	235,405	0	(7,026)	0	(7,026)
	Receive	ERAEMLT Index	134,588	2.974% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/17/2020	374,903	0	(7,787)	0	(7,787)
	Receive	ERAEMLT Index	130,200	2.984% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/24/2020	356,855	0	(1,497)	0	(1,497)

MEI	Receive	ERAEMLT Index	137,855	2.958% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/17/2019	365,664	0	(2,011)	0	(2,011)
	Receive	ERAEMLT Index	58,367	3.152% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/09/2020	156,307	0	(1,507)	0	(1,507)
	Receive	ERAEMLT Index	46,298	2.922% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/20/2020	126,404	0	(269)	0	(269)
	Receive	ERAEMLT Index	93,457	3.001% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/20/2020	262,714	0	(7,840)	0	(7,840)
	Receive	ERAEMLT Index	73,901	3.048% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	194,114	0	7,041	7,041	0

								$0	$(19,675)	$15,410	$(35,085)

Total Swap Agreements								$358	$(20,024)	$15,606	$(35,272)

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$82	$0	$0	$82	$(135)	$(88)	$0	$(223)	$(141)	$0	$(141)
BPS	108	0	110	218	(72)	0	(7,148)	(7,220)	(7,002)	6,876	(126)
BRC	2,895	0	0	2,895	(27)	0	(187)	(214)	2,681	(2,200)	481
CBK	182	0	29	211	(1,587)	(30)	0	(1,617)	(1,406)	1,371	(35)
GLM	9	0	0	9	(15)	0	0	(15)	(6)	0	(6)
HUS	46	0	57	103	(3,732)	0	0	(3,732)	(3,629)	3,617	(12)
JPM	824	0	8,369	9,193	(306)	0	(16,310)	(16,616)	(7,423)	3,732	(3,691)
MEI	0	0	7,041	7,041	0	0	(11,627)	(11,627)	(4,586)	(1,540)	(6,126)
MYC	0	28,878	0	28,878	0	(37,755)	0	(37,755)	(8,877)	6,999	(1,878)
MYI	1,065	0	0	1,065	(510)	0	0	(510)	555	(310)	245
RYL	68	0	0	68	(21)	0	0	(21)	47	(330)	(283)
SCX	794	0	0	794	(304)	0	0	(304)	490	(560)	(70)
SOG	143	0	0	143	0	0	0	0	143	0	143
UAG	192	0	0	192	(317)	0	0	(317)	(125)	0	(125)

Total Over the Counter	$6,408	$28,878	$15,606	$50,892	$(7,026)	$(37,873)	$(35,272)	$(80,171)

(o)

Securities with an aggregate market value of $24,664 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,058	$1,058
Futures	0	0	0	0	223	223
Swap Agreements	0	57	0	0	455	512

	$0	$57	$0	$0	$1,736	$1,793

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,408	$0	$6,408
Purchased Options	0	0	0	0	28,878	28,878
Swap Agreements	0	196	15,410	0	0	15,606

	$0	$196	$15,410	$6,408	$28,878	$50,892

	$0	$253	$15,410	$6,408	$30,614	$52,685

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$777	$777
Futures	0	0	0	0	129	129
Swap Agreements	0	31	0	0	221	252

	$0	$31	$0	$0	$1,127	$1,158

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,026	$0	$7,026
Written Options	0	0	0	118	37,755	37,873
Swap Agreements	0	187	35,085	0	0	35,272

	$0	$187	$35,085	$7,144	$37,755	$80,171

	$0	$218	$35,085	$7,144	$38,882	$81,329

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Written Options	0	0	0	0	1,377	1,377
Futures	0	0	3,370	0	(36,036)	(32,666)
Swap Agreements	0	2,227	0	0	(57,169)	(54,942)

	$0	$2,227	$3,370	$0	$(91,842)	$(86,245)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,147	$0	$6,147
Purchased Options	0	0	0	(615)	(1,177)	(1,792)
Written Options	0	36	0	1,192	(3,730)	(2,502)
Swap Agreements	0	(219)	(87,579)	0	0	(87,798)

	$0	$(183)	$(87,579)	$6,724	$(4,907)	$(85,945)

	$0	$2,044	$(84,209)	$6,724	$(96,749)	$(172,190)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$163	$163
Written Options	0	0	0	0	28	28
Futures	0	0	199	0	13,400	13,599
Swap Agreements	0	347	0	0	(3,007)	(2,660)

	$0	$347	$199	$0	$10,584	$11,130

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,871)	$0	$(1,871)
Purchased Options	0	0	0	125	17,179	17,304
Written Options	0	0	0	692	(19,536)	(18,844)
Swap Agreements	0	(263)	(18,382)	0	0	(18,645)

	$0	$(263)	$(18,382)	$(1,054)	$(2,357)	$(22,056)

	$0	$84	$(18,183)	$(1,054)	$8,227	$(10,926)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$6,196	$6,196
Corporate Bonds & Notes
Banking & Finance	0	254,400	0	254,400
Industrials	0	114,204	0	114,204
Utilities	0	34,423	0	34,423
Municipal Bonds & Notes
California	0	7,505	0	7,505
Illinois	0	656	0	656
Nebraska	0	132	0	132
Tennessee	0	149	0	149
Texas	0	1,702	0	1,702
Washington	0	3,370	0	3,370
U.S. Government Agencies	0	996,158	0	996,158
U.S. Treasury Obligations	0	1,308,469	0	1,308,469
Non-Agency Mortgage-Backed Securities	0	178,359	0	178,359
Asset-Backed Securities	0	308,166	0	308,166
Sovereign Issues	0	119,282	0	119,282
Preferred Securities
Banking & Finance	0	6,344	0	6,344
Short-Term Instruments
Certificates of Deposit	0	3,810	0	3,810
Repurchase Agreements	0	1,025	0	1,025
Argentina Treasury Bills	0	50	0	50
U.S. Treasury Bills	0	4,653	0	4,653

	$0	$3,342,857	$6,196	$3,349,053

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$298,438	$0	$0	$298,438

Total Investments	$298,438	$3,342,857	$6,196	$3,647,491

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(24,955)	$0	$(24,955)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,276	517	0	1,793
Over the counter	0	50,892	0	50,892

	$1,276	$51,409	$0	$52,685

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(906)	(252)	0	(1,158)
Over the counter	0	(80,171)	0	(80,171)

	$(906)	$(80,423)	$0	$(81,329)

Total Financial Derivative Instruments	$370	$(29,014)	$0	$(28,644)

Totals	$298,808	$3,288,888	$6,196	$3,593,892

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Schedule of Investments PIMCO RAE PLUS International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		$484	$487

Total Loan Participations and Assignments (Cost $483)			487

CORPORATE BONDS & NOTES 12.5%

BANKING & FINANCE 8.5%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		500	520
4.500% due 05/15/2021		300	310

American International Group, Inc.
4.125% due 02/15/2024		2,100	2,249

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	800	925
8.875% due 04/14/2021 •(h)(i)		200	241

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		200	225
6.250% due 09/11/2021 •(h)(i)		400	461

Barclays Bank PLC
10.179% due 06/12/2021		$700	783

Barclays PLC
3.200% due 08/10/2021		2,800	2,827
3.548% (US0003M + 1.380%) due 05/16/2024 ~		900	896
4.610% due 02/15/2023 •		400	416
8.000% due 12/15/2020 •(h)(i)	EUR	400	467

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)		400	450
6.625% due 06/29/2021 •(h)(i)		200	238
6.875% due 03/19/2020 (i)		400	450

Crown Castle International Corp.
4.300% due 02/15/2029		$1,250	1,382

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~		900	868
4.250% due 10/14/2021		2,500	2,537

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		426	434

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	360

Ford Motor Credit Co. LLC
2.696% (US0003M + 0.430%) due 11/02/2020 ~		$400	397
3.065% (US0003M + 0.930%) due 09/24/2020 ~		400	400
3.099% (US0003M + 0.810%) due 04/05/2021 ~		400	395
4.853% (US0003M + 2.550%) due 01/07/2021 ~		300	305
5.443% (US0003M + 3.140%) due 01/07/2022 ~		200	206

General Motors Financial Co., Inc.
3.339% (US0003M + 1.100%) due 11/06/2021 ~		300	300
3.583% (US0003M + 1.270%) due 10/04/2019 ~		843	843

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		1,000	1,008

HSBC Holdings PLC
3.400% due 03/08/2021		700	711
3.789% (US0003M + 1.500%) due 01/05/2022 ~		600	611
4.300% due 03/08/2026		500	542
4.750% due 07/04/2029 •(h)(i)	EUR	300	347
4.875% due 01/14/2022		$900	953
5.875% due 09/28/2026 •(h)(i)	GBP	200	260
6.500% due 03/23/2028 •(h)(i)		$300	314

International Lease Finance Corp.
5.875% due 08/15/2022		100	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
5.736% (US0003M + 3.470%) due 10/30/2019 ~(h)		$400	$402

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		2,700	2,710

Nationwide Building Society
4.363% due 08/01/2024 •		300	315

Navient Corp.
5.875% due 03/25/2021		100	104
8.000% due 03/25/2020		200	204

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(h)(i)		1,300	1,331

Service Properties Trust
5.000% due 08/15/2022		800	837

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	202

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		800	805

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	350	481

UBS AG
7.625% due 08/17/2022 (i)		$1,200	1,355

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		200	202
3.108% (US0003M + 0.950%) due 08/15/2023 ~		200	201
4.125% due 09/24/2025		200	216

UniCredit SpA
7.830% due 12/04/2023		800	939

Wells Fargo & Co.
3.486% (US0003M + 1.230%) due 10/31/2023 ~		200	203
5.889% (US0003M + 3.770%) due 12/15/2019 ~(h)		161	163

			35,411

INDUSTRIALS 2.8%

AbbVie, Inc.
2.900% due 11/06/2022		800	816

Activision Blizzard, Inc.
2.600% due 06/15/2022		700	707

Allergan Sales LLC
5.000% due 12/15/2021		500	525

BAT Capital Corp.
2.764% due 08/15/2022		800	808

Charter Communications Operating LLC
4.464% due 07/23/2022		900	948
4.908% due 07/23/2025		800	880

CSN Resources S.A.
7.625% due 02/13/2023		250	262

Daimler Finance North America LLC
3.058% (US0003M + 0.900%) due 02/15/2022 ~		600	603
3.400% due 02/22/2022		1,000	1,023

Danone S.A.
2.077% due 11/02/2021		200	200

Dell International LLC
4.420% due 06/15/2021		600	619

EQT Corp.
2.500% due 10/01/2020		100	100

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		200	200

Georgia-Pacific LLC
5.400% due 11/01/2020		200	207

Imperial Brands Finance PLC
2.950% due 07/21/2020		600	602

Interpublic Group of Cos., Inc.
4.000% due 03/15/2022		500	517

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		200	209

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Komatsu Finance America, Inc.
2.118% due 09/11/2020	$200	$200

Kraft Heinz Foods Co.
5.200% due 07/15/2045	100	105

Micron Technology, Inc.
5.327% due 02/06/2029	400	440

Occidental Petroleum Corp.
3.137% (US0003M + 0.950%) due 02/08/2021 ~	600	604

Penske Truck Leasing Co. LP
3.900% due 02/01/2024	300	316

TTX Co.
2.600% due 06/15/2020	250	251

Wabtec Corp.
4.400% due 03/15/2024	500	533

		11,675

UTILITIES 1.2%

AT&T, Inc.
3.312% (US0003M + 1.180%) due 06/12/2024 ~	500	509

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	100	103

BG Energy Capital PLC
4.000% due 10/15/2021	300	311

Duke Energy Corp.
3.050% due 08/15/2022	500	512
3.550% due 09/15/2021	300	307

Entergy Corp.
5.125% due 09/15/2020	100	102

NextEra Energy Capital Holdings, Inc.
4.500% due 06/01/2021	600	619

Petrobras Global Finance BV
5.093% due 01/15/2030	57	60

Telstra Corp. Ltd.
4.800% due 10/12/2021	500	524

Transocean Poseidon Ltd.
6.875% due 02/01/2027	1,300	1,345

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	400	407

		4,799

Total Corporate Bonds & Notes (Cost $50,456)		51,885

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	6	7

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	630

		637

OHIO 0.1%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	400

Total Municipal Bonds & Notes (Cost $894)		1,037

U.S. GOVERNMENT AGENCIES 32.8%

Fannie Mae
0.000% due 08/25/2039 (b)(e)	860	824
2.348% due 04/25/2037 •	9	9
2.368% due 07/25/2037 •	17	17
3.010% due 10/25/2040	53	54
3.610% due 04/25/2037	1,129	189
3.910% due 05/25/2037	1,390	231
4.032% due 03/25/2037 •(a)	441	73
4.132% due 11/25/2039 •(a)	219	37

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 04/25/2037	$2,601	$565
4.362% due 03/25/2037 •(a)	575	108
4.844% due 11/25/2040 •	4	5
5.182% due 02/25/2037 •(a)	243	47
5.632% due 07/25/2033 •(a)	140	22

Fannie Mae UMBS
4.000% due 06/01/2047 - 06/01/2048	4,474	4,686
5.500% due 03/01/2028	11	12

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	2,200	2,188
3.000% due 11/01/2049	22,500	22,831
3.500% due 11/01/2049	19,500	20,012
4.000% due 10/01/2049 - 11/01/2049	66,900	69,446
4.500% due 11/01/2049	6,900	7,271

Freddie Mac
2.328% due 05/15/2037 •	16	16
4.000% due 11/01/2047 - 03/01/2049	2,395	2,508
4.543% due 09/15/2036 •(a)	448	78
5.000% due 04/15/2041	1,624	1,984
5.500% due 03/15/2034	282	314
6.805% due 02/15/2040 •	169	201
7.118% due 02/15/2041 •	3	5
8.249% due 09/15/2041 •	602	885

Ginnie Mae, TBA
5.000% due 12/01/2049	1,300	1,373

Total U.S. Government Agencies (Cost $135,454)		135,991

U.S. TREASURY OBLIGATIONS 37.0%

U.S. Treasury Bonds
3.000% due 08/15/2048	200	238
3.000% due 02/15/2049	5,200	6,206
3.125% due 05/15/2048	560	682
4.625% due 02/15/2040	1,500	2,173

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022	7,028	6,965
0.125% due 04/15/2022 (n)	5,486	5,433
0.625% due 02/15/2043	223	229
1.000% due 02/15/2046	1,191	1,330
1.000% due 02/15/2048	5,826	6,554
1.000% due 02/15/2049	5,557	6,295
1.375% due 02/15/2044	1,101	1,322

U.S. Treasury Notes
1.375% due 09/30/2020 (p)	200	199
1.375% due 10/31/2020	100	100
1.625% due 02/15/2026 (p)	900	901
1.750% due 12/31/2020 (p)	200	200
2.000% due 11/30/2020	100	100
2.000% due 12/31/2021 (n)(p)	34,500	34,786
2.125% due 08/31/2020 (p)	100	100
2.375% due 05/15/2029	11,800	12,536
2.625% due 12/31/2025 (p)	3,100	3,286
2.625% due 02/15/2029 (l)	40,900	44,285
2.750% due 05/31/2023 (n)(p)	2,200	2,292
2.875% due 08/15/2028 (p)	1,000	1,100
3.000% due 09/30/2025	7,600	8,204
3.000% due 10/31/2025	7,600	8,212

Total U.S. Treasury Obligations (Cost $146,700)		153,728

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.8%

American Home Mortgage Assets Trust
3.366% due 11/25/2046 •	10,915	5,445

American Home Mortgage Investment Trust
4.031% due 02/25/2045 •	155	156

Banc of America Funding Trust
4.561% due 06/20/2037 ^~	107	104
6.000% due 08/25/2036 ^	76	74

Banc of America Mortgage Trust
4.598% due 01/25/2035 ~	43	42
4.792% due 06/25/2034 ~	52	52
4.804% due 02/25/2034 ~	43	44
5.178% due 05/25/2033 ~	81	83

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
4.069% due 02/25/2036 ^~		$568	$543
4.910% due 02/25/2036 •		28	28

Bear Stearns ALT-A Trust
2.338% due 01/25/2047 ^•		282	223

Chase Mortgage Finance Trust
4.339% due 01/25/2036 ^~		55	54

ChaseFlex Trust
2.318% due 07/25/2037 •		3,350	2,985

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.248% due 05/25/2036 •		781	759

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •		97	101
4.970% due 10/25/2035 ^•		142	143

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •		140	144

CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^		362	360
6.000% due 06/25/2037 ^		472	467

Countrywide Alternative Loan Trust
2.254% due 09/20/2046 •		119	97
2.318% due 08/25/2035 •		1,777	1,749
2.538% due 12/25/2035 •		46	46
2.644% due 11/20/2035 •		369	362
3.846% due 08/25/2035 •		165	166
3.926% due 01/25/2036 •		553	566
6.000% due 08/25/2036 ^•		296	262

Countrywide Home Loan Mortgage Pass-Through Trust
2.618% due 05/25/2035 •		310	292
2.678% due 02/25/2035 •		30	30
4.316% due 10/20/2034 ~		81	76
5.750% due 05/25/2037 ^		30	26

Credit Suisse First Boston Mortgage Securities Corp.
4.219% due 09/25/2034 ~		101	102

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^		94	88

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.518% due 02/25/2035 •		431	423

First Horizon Alternative Mortgage Securities Trust
3.816% due 12/25/2035 ~		237	216

GS Mortgage Securities Trust
5.162% due 12/10/2043 ~		1,585	1,631

GSR Mortgage Loan Trust
4.040% due 04/25/2032 •		49	44
4.223% due 12/25/2034 ~		45	46
4.287% due 11/25/2035 ~		173	178
4.547% due 09/25/2035 ~		226	232
4.643% due 07/25/2035 ~		41	42
4.682% due 11/25/2035 ~		54	55
5.500% due 01/25/2037		201	224

HarborView Mortgage Loan Trust
4.446% due 10/19/2035 •		1,997	1,550

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	2,300	2,834

Impac Secured Assets CMN Owner Trust
4.706% due 07/25/2035 ~		$169	151

IndyMac Mortgage Loan Trust
2.208% due 09/25/2046 •		431	414

JPMorgan Mortgage Trust
4.357% due 07/25/2035 ~		588	611
4.497% due 06/25/2035 ~		32	32
4.508% due 07/25/2035 ~		18	18

MASTR Adjustable Rate Mortgages Trust
4.734% due 11/21/2034 ~		62	64

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.888% due 08/15/2032 •		195	192

Merrill Lynch Alternative Note Asset Trust
2.128% due 03/25/2037 •		709	297

Merrill Lynch Mortgage Investors Trust
3.531% (US0006M + 1.500%) due 02/25/2033 ~		98	98
4.104% due 05/25/2036 ~		383	360

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
4.661% due 06/15/2044		$250	$258

Morgan Stanley Mortgage Loan Trust
4.365% due 06/25/2036 ~		17	18

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		266	226

Sequoia Mortgage Trust
3.134% due 05/20/2034 •		111	110

Structured Adjustable Rate Mortgage Loan Trust
4.039% due 01/25/2035 ~		342	346

Structured Asset Mortgage Investments Trust
2.228% due 04/25/2036 •		264	263

SunTrust Adjustable Rate Mortgage Loan Trust
4.798% due 01/25/2037 ^~		492	464

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•		910	874
3.283% due 06/25/2047 •		104	96

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	1,038	1,280

WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •		$1,044	1,068
2.655% due 08/25/2046 •		272	268
3.196% due 06/25/2047 •		1,088	1,050
3.293% due 12/25/2046 •		122	123
4.270% due 08/25/2035 ~		166	169
4.709% due 06/25/2033 ~		222	230

Wells Fargo Mortgage-Backed Securities Trust
5.086% due 02/25/2035 ~		166	172

Total Non-Agency Mortgage-Backed Securities (Cost $31,066)			32,396

ASSET-BACKED SECURITIES 9.9%

Bear Stearns Asset-Backed Securities Trust
2.188% due 03/25/2037 •		3,383	5,324

Centex Home Equity Loan Trust
2.663% due 03/25/2034 •		991	985

Chase Funding Trust
2.658% due 08/25/2032 •		64	63

Citigroup Mortgage Loan Trust
2.318% due 10/25/2036 •		623	471

Countrywide Asset-Backed Certificates
2.238% due 09/25/2037 ^•		1,354	1,156
2.288% due 03/25/2036 •		1,501	1,396
2.308% due 06/25/2036 •		289	289
2.458% due 04/25/2036 •		4,100	4,119

Countrywide Asset-Backed Certificates Trust
2.178% due 03/25/2037 •		121	121

EMC Mortgage Loan Trust
3.318% due 02/25/2041 •		31	30

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		1,154	1,155

GSAA Home Equity Trust
2.118% due 05/25/2037 •		1,019	500
3.600% due 03/25/2036 ~		943	424

MASTR Asset-Backed Securities Trust
4.718% due 07/25/2034 •		1,000	1,003

Morgan Stanley ABS Capital, Inc. Trust
2.108% due 01/25/2037 •		813	498
2.128% due 03/25/2037 •		3,201	1,730
2.148% due 02/25/2037 •		3,914	2,046
2.233% due 03/25/2037 •		10,856	5,476
2.933% due 03/25/2035 •		1,000	1,007

Morgan Stanley Dean Witter Capital, Inc. Trust
2.998% due 02/25/2033 •		487	489

Navient Private Education Loan Trust
2.428% due 12/16/2058 •		137	137

North Carolina State Education Assistance Authority
2.818% due 07/25/2039 •		1,419	1,402

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •		115	116

Residential Asset Mortgage Products Trust
2.318% due 03/25/2036 •		1,790	1,766

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
2.258% due 07/25/2036 •		$1,238	$702
2.978% due 01/25/2036 ^•		1,462	1,170

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	119	130

Specialty Underwriting & Residential Finance Trust
2.168% due 06/25/2037 •		$225	150

Structured Asset Investment Loan Trust
5.168% due 08/25/2033 •		540	532

Structured Asset Securities Corp. Mortgage Loan Trust
2.228% due 02/25/2037 •		3,619	3,575

Wells Fargo Home Equity Asset-Backed Securities Trust
2.518% due 12/25/2035 •		1,900	1,887
2.963% due 03/25/2035 •		1,100	1,109

Total Asset-Backed Securities (Cost $36,979)			40,958

SOVEREIGN ISSUES 3.7%

Argentina Government International Bond
3.750% due 12/31/2038 þ		1,700	682
5.875% due 01/11/2028		800	327
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	3,291	24
79.499% (ARLLMONP) due 06/21/2020 ~(a)		28,591	216

Brazil Government International Bond
5.625% due 02/21/2047		$1,100	1,234

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	3,240	1,031
6.000% due 05/15/2055		2,268	813

Israel Government International Bond
4.125% due 01/17/2048		$500	589

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	988,105	9,531

Saudi Government International Bond
4.000% due 04/17/2025		$500	537
5.000% due 04/17/2049		250	301

Total Sovereign Issues (Cost $16,681)			15,285

		SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

ENERGY 0.1%

Dommo Energia S.A. «(c)(j)		289,678	$305

Dommo Energia S.A. SP - ADR «(c)		613	8

			313

UTILITIES 0.0%

Eneva S.A. (c)(j)		2,348	17

Eneva S.A. (j)		6,459	48

			65

Total Common Stocks (Cost $116)			378

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

SL Green Realty Corp.
6.500% due 10/30/2019 (h)		121,300	3,153

Total Preferred Securities (Cost $3,016)			3,153

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.7%

COMMERCIAL PAPER 1.3%

C.I.B.C.
1.828% due 10/28/2019 (f)	CAD	3,900	2,940

Toronto-Dominion Bank
1.815% due 10/25/2019 (f)		3,400	2,563

			5,503

REPURCHASE AGREEMENTS (k) 1.2%
			4,911

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (e)(f)	ARS	290	$3

U.S. TREASURY BILLS 0.2%
1.845% due 10/22/2019 - 12/19/2019 (d)(e)(p)		$819	816

Total Short-Term Instruments (Cost $11,233)			11,233

Total Investments in Securities (Cost $433,078)			446,531

		SHARES
INVESTMENTS IN AFFILIATES 25.9%

SHORT-TERM INSTRUMENTS 25.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.9%

PIMCO Short-Term Floating NAV Portfolio III		10,850,030	107,339

Total Short-Term Instruments (Cost $107,283)			107,339

Total Investments in Affiliates (Cost $107,283)			107,339

Total Investments 133.5% (Cost $540,361)			$553,870

Financial Derivative Instruments (m)(o) (2.5)% (Cost or Premiums, net $4,241)			(10,300)

Other Assets and Liabilities, net (31.0)%			(128,579)

Net Assets 100.0%			$414,991

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$75	$305	0.07%
Eneva S.A.	12/21/2017	10	17	0.01
Eneva S.A.	03/25/2019	31	48	0.01

		$116	$370	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.000%	09/27/2019	10/03/2019	$	1,188	U.S. Treasury Notes 3.125% due 11/15/2028	$(1,192)	$1,188	$1,188
FICC	1.500	09/30/2019	10/01/2019		577	U.S. Treasury Notes 2.250% due 03/31/2021	(589)	577	577
MEI	1.700	09/24/2019	11/07/2019	CAD	4,168	Canada Government International Bond 2.750% due 12/01/2048	(3,128)	3,146	3,147

Total Repurchase Agreements							$(4,909)	$4,911	$4,912

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.200%	08/19/2019	10/16/2019	$(3,938)	$(3,948)

Total Reverse Repurchase Agreements					$(3,948)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.3)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$ 1,300	$(1,392)	$(1,394)

U.S. Treasury Obligations (0.3)%
U.S. Treasury Notes	3.125	11/15/2028	1,050	(1,177)	(1,192)

Sovereign Issues (0.8)%
Canada Government Bond	2.750	12/01/2048	CAD 3,200	(3,157)	(3,128)

Total Short Sales (1.4)%				$(5,726)	$(5,714)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$1,188	$(3,948)	$0	$0	$(2,760)	$2,706	$(54)
FICC	577	0	0	0	577	(589)	(12)
MEI	3,147	0	0	0	3,147	(3,128)	19

Master Securities Forward Transaction Agreement
BPG	0	0	0	(1,192)	(1,192)	0	(1,192)
BPS	0	0	0	(3,128)	(3,128)	0	(3,128)

Total Borrowings and Other Financing Transactions	$4,912	$(3,948)	$0	$(4,320)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	105

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,948)	$0	$0	$(3,948)

Total Borrowings	$0	$(3,948)	$0	$0	$(3,948)

Payable for reverse repurchase agreements					$(3,948)

(l)	Securities with an aggregate market value of $3,898 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(7,763) at a weighted average interest rate of 2.040%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $35 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$111.375	11/22/2019	40	$80	$0	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	112.000	11/22/2019	1	2	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.000	11/22/2019	10	10	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.250	11/22/2019	68	68	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.500	11/22/2019	84	84	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	128.000	11/22/2019	21	21	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	130.750	11/22/2019	8	8	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.500	11/22/2019	6	6	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	5	5	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	133.000	11/22/2019	108	108	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	134.000	11/22/2019	25	25	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.000	11/22/2019	67	67	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.500	11/22/2019	10	10	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	411	411	3	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	22	22	0	0
Put - CME 90-Day Eurodollar December Futures	98.125	12/16/2019	411	1,028	148	167

Total Purchased Options					$155	$168

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	411	$1,028	$(44)	$(36)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	411	1,028	(83)	(87)

Total Written Options					$(127)	$(123)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	17	$3,229	$(4)	$1	$(2)
U.S. Treasury 10-Year Note December Futures	12/2019	260	33,881	(364)	0	(20)

				$(368)	$1	$(22)

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	17	$(12)	$5	$1	$0
U.S. Treasury 2-Year Note December Futures	12/2019	221	(47,626)	112	7	0
U.S. Treasury 5-Year Note December Futures	12/2019	623	(74,229)	506	29	0
U.S. Treasury 30-Year Bond December Futures	12/2019	217	(35,222)	759	7	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	23	(4,414)	137	0	(2)

				$1,519	$44	$(2)

Total Futures Contracts				$1,151	$45	$(24)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity									Asset	Liability
Sprint Communications, Inc.	5.000%	Quarterly	12/20/2019	0.285%	$2,500	$241	$(211)	$30	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$5,088	$(366)	$(35)	$(401)	$0	$(7)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024	700	(47)	(1)	(48)	0	0

					$(413)	$(36)	$(449)	$0	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$2,772	$178	$22	$200	$6	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	37,400	696	104	800	23	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	15,400	312	(5)	307	13	0

					$1,186	$121	$1,307	$42	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	16,600	$(38)	$(580)	$(618)	$7	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	3,200	(34)	534	500	0	(3)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023	$	15,000	0	866	866	0	(3)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		52,700	81	1,022	1,103	1	0
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,800	(216)	30	(186)	1	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		14,700	21	(1,273)	(1,252)	2	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		6,400	0	(547)	(547)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		36,300	1,274	(2,431)	(1,157)	15	0
Receive	3-Month USD-LIBOR	2.085	Semi-Annual	12/18/2025		1,500	17	(76)	(59)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		500	1	(27)	(26)	0	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		34,200	(482)	(679)	(1,161)	1	0
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		31,000	503	6	509	0	(8)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		15,600	198	(507)	(309)	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		41,100	1,792	(5,131)	(3,339)	22	0
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		3,100	333	90	423	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		200	3	(41)	(38)	0	0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		5,200	(12)	(658)	(670)	0	(7)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(1)	(6)	(7)	0	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	3	2	0	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		600	(3)	(2)	(5)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(1)	8	7	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	990,000	(343)	(40)	(383)	16	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,300	(2)	(151)	(153)	0	(2)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,000	4	314	318	5	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	107

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	1.669%	Maturity	06/19/2024	$	21,600	$0	$(81)	$(81)	$0	$(39)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	5,000	(42)	(99)	(141)	5	0
Pay	UKRPI	3.593	Maturity	11/15/2028		800	0	(8)	(8)	1	0
Pay	UKRPI	3.595	Maturity	11/15/2028		3,800	43	(81)	(38)	5	0
Pay	UKRPI	3.603	Maturity	11/15/2028		600	0	(5)	(5)	1	0

							$3,095	$(9,550)	$(6,455)	$87	$(64)

Total Swap Agreements							$4,109	$(9,676)	$(5,567)	$129	$(71)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$168	$45	$129	$342	$(123)	$(24)	$(74)	$(221)

(n)

Securities with an aggregate market value of $6,845 and cash of $1,574 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(3) for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$4,640	GBP	3,766	$0	$(10)
	11/2019	CAD	9,675		$7,294	0	(13)
	11/2019	GBP	3,766		4,647	10	0

BPS	10/2019	EUR	2,225		2,459	34	0
	10/2019		$1,714	EUR	1,555	0	(19)
	10/2019		2,424	ZAR	34,624	0	(140)
	12/2019	TWD	58,769		$1,889	0	(15)

BRC	10/2019	CHF	665		669	3	0
	10/2019	MXN	2,965		153	3	0
	10/2019		$8,319	EUR	7,608	0	(26)
	10/2019	ZAR	2,379		$169	12	0
	11/2019	EUR	7,608		8,339	26	0
	01/2020		$151	MXN	2,965	0	(3)

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2019	BRL	902		$222	$5	$0
	10/2019	CAD	3,900		2,947	2	0
	10/2019	GBP	897		1,119	16	0
	10/2019	JPY	193,100		1,786	0	0
	10/2019		$679	AUD	987	0	(13)
	10/2019		216	BRL	901	0	0
	10/2019		2,565	EUR	2,319	0	(37)
	10/2019		1,341	GBP	1,076	0	(18)
	10/2019		2,353	RUB	150,244	0	(40)
	11/2019		6,411	CAD	8,521	25	0
	11/2019		2,196	COP	7,431,524	0	(66)

GLM	11/2019		79	ARS	5,205	0	(3)

HUS	10/2019	AUD	596		$402	0	0
	10/2019		$888	CHF	879	0	(7)
	11/2019	CAD	172		$130	0	0
	11/2019	TWD	69,456		2,219	0	(27)
	11/2019		$5,371	CNH	36,393	0	(279)
	12/2019	HKD	4,056		$518	0	0
	01/2020	MXN	2,370		120	2	0
	01/2021	BRL	970		149	0	(76)

JPM	10/2019		10,978		2,636	0	(6)
	10/2019		$1,148	ARS	73,780	13	0
	10/2019		2,653	BRL	10,978	0	(11)
	10/2019		151	MXN	2,965	0	(1)
	11/2019	CAD	1,191		$900	0	0
	11/2019	CNH	21,216		3,033	65	0
	11/2019	TWD	50,364		1,608	0	(21)

MYI	10/2019	CHF	6,607		$6,750	130	0
	11/2019		$4,365	NOK	39,095	0	(64)
	11/2019		1,329	TWD	41,736	21	0
	12/2019	SGD	5,829		$4,201	0	(20)

RBC	12/2019		$4,205	SGD	5,807	0	0

RYL	12/2019		8,043	CNH	57,730	27	0

SCX	10/2019	BRL	10,077		$2,435	10	0
	10/2019	EUR	9,257		10,273	183	0
	10/2019		$2,420	BRL	10,077	6	0
	11/2019	CNH	15,177		$2,168	44	0
	11/2019	RUB	15,068		229	0	(2)
	11/2019		$2,430	BRL	10,077	0	(11)
	12/2019		2,113	IDR	30,709,077	32	0

SOG	10/2019	CAD	3,400		$2,565	0	(2)
	10/2019	GBP	3,945		4,824	0	(26)
	11/2019	CAD	4,207		3,182	4	0

SSB	12/2019		$481	HKD	3,758	0	(1)

UAG	10/2019	AUD	742		$507	7	0
	10/2019	JPY	331,700		3,082	14	0
	10/2019		$6,433	CHF	6,393	0	(27)
	10/2019		4,945	JPY	524,800	0	(92)
	11/2019	CHF	6,393		$6,451	27	0
	11/2019		$3,089	JPY	331,700	0	(15)
	12/2019	CNY	57,344		$8,028	0	(5)

Total Forward Foreign Currency Contracts						$721	$(1,096)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017%	07/02/2021	157,500	$601	$931
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	71,800	264	443
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	42,400	339	1,427
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	43,400	255	1,093
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	13,500	543	1

Total Purchased Options							$2,002	$3,895

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	109

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	1,722	$(9)	$0
	Call - OTC USD versus BRL		4.171	10/11/2019	1,722	(9)	(13)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	1,722	(7)	(2)
	Call - OTC USD versus RUB		66.376	10/14/2019	1,722	(7)	(3)

						$(32)	$(18)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	22,400	$(339)	$(1,687)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	22,900	(255)	(1,347)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	50,400	(601)	(1,460)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	23,000	(257)	(638)

							$(1,452)	$(5,132)

Total Written Options							$(1,484)	$(5,150)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	375	$70	$(55)	$15	$0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		200	38	(30)	8	0

								$108	$(85)	$23	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 2,477	$(520)	$340	$0	$(180)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	9,800	$(2)	$11	$9	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MEI	Receive	ERADXULT Index	53,757	2.581% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/18/2020	$96,938	$0	$(810)	$0	$(810)
	Receive	ERADXULT Index	74,821	2.651% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/15/2020	134,922	0	(1,129)	0	(1,129)

SOG	Receive	ERADXULT Index	68,950	2.678% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/10/2019	124,986	0	(5,566)	0	(5,566)
	Receive	ERADXULT Index	34,686	2.528% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/22/2020	62,279	0	(1,138)	0	(1,138)

								$0	$(8,643)	$0	$(8,643)

Total Swap Agreements								$(414)	$(8,377)	$32	$(8,823)

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$10	$0	$0	$10	$(23)	$(13)	$(180)	$(216)	$(206)	$21	$(185)
BPS	34	0	15	49	(174)	0	0	(174)	(125)	0	(125)
BRC	44	0	0	44	(29)	0	0	(29)	15	0	15
CBK	48	0	0	48	(174)	(5)	0	(179)	(131)	0	(131)
GLM	0	0	9	9	(3)	0	0	(3)	6	0	6
HUS	2	0	8	10	(389)	0	0	(389)	(379)	606	227
JPM	78	0	0	78	(39)	0	0	(39)	39	0	39
MEI	0	0	0	0	0	0	(1,939)	(1,939)	(1,939)	962	(977)
MYC	0	3,895	0	3,895	0	(5,132)	0	(5,132)	(1,237)	1,083	(154)
MYI	151	0	0	151	(84)	0	0	(84)	67	0	67
RYL	27	0	0	27	0	0	0	0	27	(60)	(33)
SCX	275	0	0	275	(13)	0	0	(13)	262	0	262
SOG	4	0	0	4	(28)	0	(6,704)	(6,732)	(6,728)	6,130	(598)
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	48	0	0	48	(139)	0	0	(139)	(91)	0	(91)

Total Over the Counter	$721	$3,895	$32	$4,648	$(1,096)	$(5,150)	$(8,823)	$(15,069)

(p)

Securities with an aggregate market value of $9,039 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	111

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$168	$168
Futures	0	0	0	0	45	45
Swap Agreements	0	42	0	0	87	129

	$0	$42	$0	$0	$300	$342

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$721	$0	$721
Purchased Options	0	0	0	0	3,895	3,895
Swap Agreements	0	23	0	0	9	32

	$0	$23	$0	$721	$3,904	$4,648

	$0	$65	$0	$721	$4,204	$4,990

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$123	$123
Futures	0	0	0	0	24	24
Swap Agreements	0	10	0	0	64	74

	$0	$10	$0	$0	$211	$221

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,096	$0	$1,096
Written Options	0	0	0	18	5,132	5,150
Swap Agreements	0	180	8,643	0	0	8,823

	$0	$180	$8,643	$1,114	$5,132	$15,069

	$0	$190	$8,643	$1,114	$5,343	$15,290

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	201	201
Futures	0	0	76	0	(5,265)	(5,189)
Swap Agreements	0	570	0	0	(5,133)	(4,563)

	$0	$570	$76	$0	$(10,201)	$(9,555)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$964	$0	$964
Purchased Options	0	0	0	(79)	(151)	(230)
Written Options	0	5	0	170	(37)	138
Swap Agreements	0	(25)	(1,205)	0	0	(1,230)

	$0	$(20)	$(1,205)	$1,055	$(188)	$(358)

	$0	$550	$(1,129)	$1,055	$(10,389)	$(9,913)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$19	$19
Written Options	0	0	0	0	4	4
Futures	0	0	0	0	2,452	2,452
Swap Agreements	0	25	0	0	(3,340)	(3,315)

	$0	$25	$0	$0	$(865)	$(840)

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(602)	$0	$(602)
Purchased Options	0	0	0	16	2,248	2,264
Written Options	0	0	0	91	(3,172)	(3,081)
Swap Agreements	0	(61)	(392)	0	27	(426)

	$0	$(61)	$(392)	$(495)	$(897)	$(1,845)

	$0	$(36)	$(392)	$(495)	$(1,762)	$(2,685)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$487	$0	$487
Corporate Bonds & Notes
Banking & Finance	0	35,411	0	35,411
Industrials	0	11,675	0	11,675
Utilities	0	4,799	0	4,799
Municipal Bonds & Notes
Illinois	0	637	0	637
Ohio	0	400	0	400
U.S. Government Agencies	0	135,991	0	135,991
U.S. Treasury Obligations	0	153,728	0	153,728
Non-Agency Mortgage-Backed Securities	0	32,396	0	32,396
Asset-Backed Securities	0	40,958	0	40,958
Sovereign Issues	0	15,285	0	15,285
Common Stocks
Energy	0	0	313	313
Utilities	65	0	0	65
Preferred Securities
Banking & Finance	3,153	0	0	3,153
Short-Term Instruments
Commercial Paper	0	5,503	0	5,503
Repurchase Agreements	0	4,911	0	4,911
Argentina Treasury Bills	0	3	0	3
U.S. Treasury Bills	0	816	0	816

	$3,218	$443,000	$313	$446,531

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$107,339	$0	$0	$107,339

Total Investments	$110,557	$443,000	$313	$553,870

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(3,128)	$0	$(3,128)
U.S. Government Agencies	0	(1,394)	0	(1,394)
U.S. Treasury Obligations	0	(1,192)	0	(1,192)

	$0	$(5,714)	$0	$(5,714)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	212	130	0	342
Over the counter	0	4,648	0	4,648

	$212	$4,778	$0	$4,990

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(147)	(71)	0	(218)
Over the counter	0	(15,069)	0	(15,069)

	$(147)	$(15,140)	$0	$(15,287)

Total Financial Derivative Instruments	$65	$(10,362)	$0	$(10,297)

Totals	$110,622	$426,924	$313	$537,859

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	113

Schedule of Investments PIMCO RAE PLUS Small Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Hilton Worldwide Finance LLC
3.768% (LIBOR03M + 1.750%) due 06/22/2026 ~		$467	$470

Total Loan Participations and Assignments (Cost $467)			470

CORPORATE BONDS & NOTES 16.1%

BANKING & FINANCE 10.6%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		400	416
4.500% due 05/15/2021		350	361

Ally Financial, Inc.
4.250% due 04/15/2021		200	205
4.625% due 05/19/2022		100	104

American Tower Corp.
3.800% due 08/15/2029		300	321

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		100	107

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(i)(j)	EUR	200	231
8.875% due 04/14/2021 •(i)(j)		200	241

Banco Santander S.A.
5.250% due 09/29/2023 •(i)(j)		200	225

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$300	331

Barclays PLC
3.548% (US0003M + 1.380%) due 05/16/2024 ~		200	199
4.610% due 02/15/2023 •		200	208
4.972% due 05/16/2029 •		200	220
7.125% due 06/15/2025 •(i)(j)	GBP	200	261
8.000% due 12/15/2020 •(i)(j)	EUR	500	584

BNP Paribas S.A.
3.500% due 03/01/2023		$700	723

CIT Group, Inc.
5.000% due 08/15/2022		200	212

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		200	201
3.224% (US0003M + 1.100%) due 05/17/2024 ~		400	404

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	300	337
6.625% due 06/29/2021 •(i)(j)		200	238

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$250	263

Crown Castle International Corp.
4.300% due 02/15/2029		400	442

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~		300	289
4.250% due 10/14/2021		300	304

Discover Bank
4.650% due 09/13/2028		250	279

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	200	240

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$200	200
3.099% (US0003M + 0.810%) due 04/05/2021 ~		400	395
3.393% (US0003M + 1.235%) due 02/15/2023 ~		300	291

General Motors Financial Co., Inc.
2.779% (US0003M + 0.540%) due 11/06/2020 ~		200	199
3.583% (US0003M + 1.270%) due 10/04/2019 ~		300	300

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.717% (US0003M + 1.600%) due 11/29/2023 ~		$500	$516

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		200	200
3.789% (US0003M + 1.500%) due 01/05/2022 ~		200	204
4.300% due 03/08/2026		200	217

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		200	201
3.149% (US0003M + 0.890%) due 07/23/2024 ~		200	201
3.797% due 07/23/2024 •		100	106
5.736% (US0003M + 3.470%) due 10/30/2019 ~(i)		100	101

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		200	201
4.050% due 08/16/2023		200	210
4.550% due 08/16/2028		200	220

Nationwide Building Society
4.363% due 08/01/2024 •		200	210

Navient Corp.
5.875% due 03/25/2021		100	104
8.000% due 03/25/2020		350	358

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021		500	501
2.650% due 07/13/2022		100	101
2.794% due 09/28/2022 •		100	100
2.953% (US0003M + 0.650%) due 07/13/2022 ~		100	100
3.150% due 03/15/2021		200	202

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		300	317

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •		400	440
7.500% due 08/10/2020 •(i)(j)		200	205
8.625% due 08/15/2021 •(i)(j)		200	215

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		200	214

Santander UK PLC
2.875% due 06/18/2024		300	305

Springleaf Finance Corp.
6.125% due 05/15/2022		200	215
8.250% due 12/15/2020		100	106

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		300	302

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	30	41

UBS AG
4.750% due 02/12/2026 •(j)		300	347
5.125% due 05/15/2024 (j)		$200	216

UBS Group Funding Switzerland AG
3.108% (US0003M + 0.950%) due 08/15/2023 ~		200	201

UniCredit SpA
7.830% due 12/04/2023		350	411

WP Carey, Inc.
4.250% due 10/01/2026		300	321

WPC Eurobond BV
2.250% due 04/09/2026	EUR	200	236

			17,577

INDUSTRIALS 4.3%

AbbVie, Inc.
2.900% due 11/06/2022		$200	204

AP Moller - Maersk A/S
3.750% due 09/22/2024		300	309

Bacardi Ltd.
4.700% due 05/15/2028		200	219

BAT Capital Corp.
2.764% due 08/15/2022		100	101

Campbell Soup Co.
3.650% due 03/15/2023		200	208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
3.903% (US0003M + 1.650%) due 02/01/2024 ~		$300	$308
4.464% due 07/23/2022		200	211
4.908% due 07/23/2025		200	220

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~		100	100

CSN Resources S.A.
7.625% due 02/13/2023		200	209

Daimler Finance North America LLC
2.957% (US0003M + 0.670%) due 11/05/2021 ~		150	150

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		300	301

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		100	100

Energy Transfer Operating LP
4.250% due 03/15/2023		100	105

Huntsman International LLC
5.125% due 11/15/2022		300	320

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		300	304

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		300	304

Imperial Brands Finance PLC
3.125% due 07/26/2024		400	401
3.500% due 07/26/2026		200	200

INEOS Finance PLC
2.125% due 11/15/2025	EUR	200	213

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	209

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		100	100

Micron Technology, Inc.
4.185% due 02/15/2027		200	206
5.327% due 02/06/2029		200	220

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	200

Occidental Petroleum Corp.
2.700% due 08/15/2022		300	303

Pernod Ricard S.A.
4.450% due 01/15/2022		300	315

Southern Co.
2.350% due 07/01/2021		200	201

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~		100	100

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~		300	300

United Technologies Corp.
3.650% due 08/16/2023		100	106

Wabtec Corp.
4.400% due 03/15/2024		200	213

Woodside Finance Ltd.
4.600% due 05/10/2021		100	103

			7,063

UTILITIES 1.2%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		400	402
3.253% (US0003M + 0.950%) due 07/15/2021 ~		300	303
3.312% (US0003M + 1.180%) due 06/12/2024 ~		200	204

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~		100	100

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
3.650% due 03/01/2028	$200	$214
3.700% due 08/01/2025	200	212

Sprint Communications, Inc.
6.000% due 11/15/2022	200	213

Sprint Corp.
7.250% due 09/15/2021	250	267

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	100	101

		2,016

Total Corporate Bonds & Notes (Cost $25,919)		26,656

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	50	60
7.750% due 01/01/2042	15	17

Total Municipal Bonds & Notes (Cost $64)		77

U.S. GOVERNMENT AGENCIES 30.1%

Fannie Mae UMBS
3.500% due 03/01/2048	1,327	1,369
4.000% due 05/01/2047 - 09/01/2048	3,506	3,667

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	800	796
3.000% due 11/01/2049	4,500	4,566
3.500% due 11/01/2049	6,348	6,514
4.000% due 10/01/2049 - 11/01/2049	27,500	28,547
4.500% due 11/01/2049	2,700	2,845

Freddie Mac
4.000% due 01/01/2048	323	339
5.000% due 04/15/2041	400	488
5.500% due 03/15/2034	195	218

Ginnie Mae, TBA
5.000% due 12/01/2049	400	423

Total U.S. Government Agencies (Cost $49,585)		49,772

U.S. TREASURY OBLIGATIONS 36.5%

U.S. Treasury Bonds
3.000% due 08/15/2048	200	238
3.000% due 02/15/2049	2,000	2,387
4.375% due 05/15/2040	300	422
4.625% due 02/15/2040	300	435

U.S. Treasury Inflation Protected Securities (h)
0.125% due 01/15/2022	3,401	3,370
0.125% due 04/15/2022	1,793	1,776
0.375% due 01/15/2027	1,593	1,613
0.625% due 02/15/2043	112	115
1.000% due 02/15/2046	433	484
1.000% due 02/15/2048	1,457	1,638
1.000% due 02/15/2049	2,247	2,545
1.375% due 02/15/2044	440	529
2.375% due 01/15/2027	2,290	2,649

U.S. Treasury Notes
1.375% due 09/30/2020	3,600	3,585
1.375% due 10/31/2020	1,900	1,891
1.500% due 08/15/2026 (q)	800	794
1.625% due 02/15/2026	200	200
1.750% due 12/31/2020	5,800	5,797
2.000% due 11/30/2020 (o)(q)	1,050	1,052
2.000% due 11/15/2026	300	308
2.125% due 08/31/2020	3,000	3,008
2.250% due 08/15/2027 (q)	500	523
2.625% due 12/31/2025 (q)	1,300	1,378
2.625% due 02/15/2029 (m)	15,300	16,566
3.000% due 09/30/2025	3,300	3,562
3.000% due 10/31/2025 (q)	3,200	3,458

Total U.S. Treasury Obligations (Cost $57,717)		60,323

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

Banc of America Mortgage Trust
4.598% due 01/25/2035 ~		$46	$44
4.804% due 02/25/2034 ~		32	33

Bear Stearns Adjustable Rate Mortgage Trust
4.910% due 02/25/2036 •		27	28

Bear Stearns ALT-A Trust
2.358% due 12/25/2046 ^•		38	33
4.092% due 11/25/2035 ^~		555	525

Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^		153	112

ChaseFlex Trust
2.318% due 07/25/2037 •		368	328

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •		16	16
4.566% due 08/25/2035 ^~		62	56

Citigroup Mortgage Loan Trust, Inc.
4.635% due 08/25/2035 ~		18	19

Countrywide Alternative Loan Trust
2.138% due 12/25/2046 •		348	340
2.188% due 11/25/2036 •		356	348
2.274% due 05/20/2046 ^•		32	27
2.644% due 11/20/2035 •		55	54
3.846% due 08/25/2035 •		27	28
3.926% due 01/25/2036 •		119	121

Countrywide Home Loan Mortgage Pass-Through Trust
2.478% due 05/25/2035 •		144	135
2.678% due 02/25/2035 •		30	30
3.803% due 08/25/2034 ~		49	48
4.316% due 10/20/2034 ~		158	148

Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020		5	5

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058		485	491

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		117	98

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.518% due 02/25/2035 •		371	364

Downey Savings & Loan Association Mortgage Loan Trust
2.247% due 10/19/2036 •		145	131

First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		62	51

GSR Mortgage Loan Trust
4.287% due 11/25/2035 ~		29	30
4.682% due 11/25/2035 ~		40	40
5.500% due 01/25/2037		185	207

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	800	986

JPMorgan Chase Commercial Mortgage Securities Trust
3.600% due 12/15/2031 •		$200	200

JPMorgan Mortgage Trust
4.357% due 07/25/2035 ~		294	303

Luminent Mortgage Trust
2.258% due 04/25/2036 •		285	246

Morgan Stanley Mortgage Loan Trust
4.365% due 06/25/2036 ~		16	16

Morgan Stanley Re-REMIC Trust
2.975% due 02/26/2037 •		198	178
5.250% due 05/26/2037 ~		199	170

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2036 ^		139	133

Structured Adjustable Rate Mortgage Loan Trust
2.318% due 08/25/2036 ^•		329	262

Structured Asset Mortgage Investments Trust
2.248% due 02/25/2036 ^•		709	702

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•		297	279
3.283% due 06/25/2047 •		9	9

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	472	582

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.298% due 11/25/2045 •		$44	$44
2.655% due 08/25/2046 •		272	268
3.844% due 06/25/2037 ^~		95	92

Total Non-Agency Mortgage-Backed Securities (Cost $7,474)			8,360

ASSET-BACKED SECURITIES 6.7%

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		165	167

Citigroup Mortgage Loan Trust
2.278% due 03/25/2036 •		590	568

Countrywide Asset-Backed Certificates
2.458% due 04/25/2036 •		300	301

ECMC Group Student Loan Trust
3.018% due 07/25/2069 •		488	487

EMC Mortgage Loan Trust
2.918% due 05/25/2043 •		35	35

Euro-Galaxy CLO BV
0.000% due 01/17/2031 •	EUR	250	273
0.820% due 11/10/2030 •		250	272

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		$200	198

Exeter Automobile Receivables Trust
3.200% due 04/15/2022		548	549

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		385	385
3.370% due 01/17/2023		335	338

GSAMP Trust
2.148% due 12/25/2046 •		262	171
2.188% due 12/25/2036 •		2,018	1,198
2.248% due 01/25/2037 •		200	176

HSI Asset Securitization Corp. Trust
2.198% due 04/25/2037 •		1,172	1,007

Jamestown CLO Ltd.
3.173% due 01/15/2028 •		800	800

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		474	485

Long Beach Mortgage Loan Trust
2.238% due 02/25/2036 •		325	318

Morgan Stanley ABS Capital, Inc. Trust
2.233% due 03/25/2037 •		1,287	649

Morgan Stanley Dean Witter Capital, Inc. Trust
2.998% due 02/25/2033 •		410	411

Morgan Stanley Mortgage Loan Trust
2.188% due 11/25/2036 •		188	78

Palmer Square Loan Funding Ltd.
0.000% due 10/24/2027 •(b)		1,300	1,300

Securitized Asset-Backed Receivables LLC Trust
2.258% due 07/25/2036 •		59	34

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	42	46

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		$300	300

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		543	550

Total Asset-Backed Securities (Cost $10,625)			11,096

SOVEREIGN ISSUES 3.0%

Argentina Government International Bond
3.750% due 12/31/2038 þ		800	321
5.875% due 01/11/2028		400	164
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	290	2
79.499% (ARLLMONP) due 06/21/2020 ~(a)		7,683	58

Brazil Government International Bond
5.625% due 02/21/2047		$200	224

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	972	309
6.000% due 05/15/2055		648	232

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	115

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2028 (h)	JPY	383,143	$3,696

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	440	3

Total Sovereign Issues (Cost $5,460)			5,009

		SHARES
COMMON STOCKS 0.1%

ENERGY 0.1%

Dommo Energia S.A. «(d)(k)		118,535	125

Dommo Energia S.A. SP - ADR «(d)		253	3

			128

UTILITIES 0.0%

Eneva S.A. (d)(k)		961	7

Eneva S.A. (k)		2,643	20

			27

Total Common Stocks (Cost $48)			155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.8%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		$300	$300

COMMERCIAL PAPER 1.3%

C.I.B.C.
1.828% due 10/28/2019 (g)	CAD	1,600	1,206

Toronto-Dominion Bank
1.815% due 10/25/2019 (g)		1,300	980

			2,186

REPURCHASE AGREEMENTS (l) 0.3%
			453

ARGENTINA TREASURY BILLS 0.0%
51.807% due 02/26/2020 - 05/13/2020 (e)(f)	ARS	500	5

Total Short-Term Instruments (Cost $2,947)			2,944

Total Investments in Securities (Cost $160,306)			164,862

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.4%

SHORT-TERM INSTRUMENTS 31.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.4%

PIMCO Short Asset Portfolio	1,435,297	$14,286

PIMCO Short-Term Floating NAV Portfolio III	3,802,702	37,620

Total Short-Term Instruments (Cost $51,960)		51,906

Total Investments in Affiliates (Cost $51,960)		51,906

Total Investments 131.2% (Cost $212,266)		$216,768

Financial Derivative Instruments (n)(p) 0.4% (Cost or Premiums, net $(80))		695

Other Assets and Liabilities, net (31.6)%		(52,276)

Net Assets 100.0%		$165,187

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$31	$125	0.08%
Eneva S.A.	12/21/2017	4	7	0.00
Eneva S.A.	03/25/2019	13	20	0.01

		$48	$152	0.09%

116	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.000%	09/27/2019	10/03/2019	$453	U.S. Treasury Notes 3.125% due 11/15/2028	$(454)	$453	$453

Total Repurchase Agreements						$(454)	$453	$453

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.200%	08/19/2019	10/16/2019	$(3,828)	$(3,838)

Total Reverse Repurchase Agreements					$(3,838)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.2)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$	400	$(428)	$(429)

U.S. Treasury Obligations (0.3)%
U.S. Treasury Notes	3.125	11/15/2028		400	(448)	(454)

Sovereign Issues (0.8)%
Canada Government Bond	2.750	12/01/2048	CAD	1,300	(1,292)	(1,273)

Total Short Sales (1.3)%					$(2,168)	$(2,156)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales (3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$453	$(3,838)	$0	$0	$(3,385)	$3,336	$(49)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(454)	(454)	0	(454)
TDM	0	0	0	(1,273)	(1,273)	0	(1,273)

Total Borrowings and Other Financing Transactions	$453	$(3,838)	$0	$(1,727)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,838)	$0	$0	$(3,838)

Total Borrowings	$0	$(3,838)	$0	$0	$(3,838)

Payable for reverse repurchase agreements					$(3,838)

(m)	Securities with an aggregate market value of $3,790 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(2,406) at a weighted average interest rate of 2.137%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	117

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

(3)	Payable for short sales includes $16 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$109.250	11/22/2019	57	$	57	$1	$0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.000	11/22/2019	1		1	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	152		152	1	0
Put - CME 90-Day Eurodollar December Futures	98.125	12/16/2019	157		393	56	64

Total Purchased Options						$58	$64

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	157	$	393	$(17)	$(14)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	157		393	(32)	(33)

Total Written Options						$(49)	$(47)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	7	$	1,329	$(2)	$0	$(1)
U.S. Treasury 5-Year Note December Futures	12/2019	131		15,608	(84)	0	(6)
U.S. Treasury 10-Year Note December Futures	12/2019	16		2,085	(19)	0	(1)

					$(105)	$0	$(8)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	7	$	(5)	$2	$1	$0
U.S. Treasury 2-Year Note December Futures	12/2019	158		(34,049)	80	5	0
U.S. Treasury 30-Year Bond December Futures	12/2019	40		(6,493)	80	1	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	34		(6,525)	203	0	(2)

					$365	$7	$(2)

Total Futures Contracts					$260	$7	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	0.921%	EUR	400	$3	$(1)	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$9,400	$(197)	$(4)	$(201)	$0	$(6)

118	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$1,700	$34	$0	$34	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	4,900	$(1)	$(181)	$(182)	$2	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	1,300	1	202	203	0	(1)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	5,700	(7)	126	119	0	0
Receive(7)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		4,300	0	(222)	(222)	0	0
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		1,400	(80)	11	(69)	0	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		15,400	(65)	(1,247)	(1,312)	2	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		3,400	0	(291)	(291)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		4,000	234	(361)	(127)	1	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		4,000	(3)	(133)	(136)	0	0
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		12,300	199	3	202	0	(3)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,000	(50)	10	(40)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		3,100	51	(112)	(61)	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		800	48	(49)	(1)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		300	(6)	(18)	(24)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		8,400	473	(1,006)	(533)	6	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		1,500	(4)	(4)	(8)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,100	126	(333)	(207)	0	(2)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		500	(1)	(63)	(64)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	3	2	0	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		200	0	4	4	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	370,000	(128)	(15)	(143)	6	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	150	0	(18)	(18)	0	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		150	0	48	48	1	0
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	3,200	0	(12)	(12)	0	(6)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	1,500	0	(42)	(42)	2	0
Pay	UKRPI	3.593	Maturity	11/15/2028		300	0	(3)	(3)	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,300	17	(30)	(13)	2	0
Pay	UKRPI	3.603	Maturity	11/15/2028		200	0	(2)	(2)	0	0

							$803	$(3,735)	$(2,932)	$24	$(13)

Total Swap Agreements							$643	$(3,740)	$(3,097)	$26	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$64	$7	$26	$97		$(47)		$(10)	$(19)	$(76)

(o)

Securities with an aggregate market value of $155 and cash of $1,841 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	119

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$1,918	GBP	1,557	$0	$(4)
	11/2019	GBP	1,557		$1,921	4	0

BPS	10/2019	EUR	403		445	5	0
	10/2019		$770	CAD	1,025	4	0
	10/2019		444	EUR	405	0	(2)
	10/2019		820	ZAR	11,716	0	(47)
	12/2019	TWD	24,622		$792	0	(6)

BRC	10/2019	CAD	630		475	0	0
	10/2019		$4,763	EUR	4,356	0	(15)
	10/2019		1	MXN	16	0	0
	11/2019	EUR	4,356		$4,774	15	0

CBK	10/2019	CAD	1,600		1,209	1	0
	10/2019	EUR	244		268	2	0
	10/2019	JPY	4,600		43	1	0
	10/2019		$1	MXN	16	0	0
	10/2019		798	RUB	50,961	0	(14)
	11/2019		36	COP	120,461	0	(1)

GLM	10/2019	MXN	16		$1	0	0
	10/2019		$434	CAD	576	0	0
	10/2019		823	COP	2,633,637	0	(67)
	11/2019		7	ARS	448	0	0

HUS	10/2019	CAD	2,501		$1,881	0	(7)
	10/2019		$1,959	CAD	2,596	1	0
	11/2019	CAD	2,596		$1,959	0	(1)
	11/2019	TWD	25,511		815	0	(10)
	11/2019		$2,388	CNH	16,182	0	(124)
	01/2021	BRL	330		$51	0	(26)

JPM	10/2019		3,775		906	0	(2)
	10/2019		$358	ARS	23,000	4	0
	10/2019		912	BRL	3,775	0	(4)
	11/2019	TWD	18,500		$591	0	(8)

MYI	10/2019	CAD	1,066		$808	3	0
	10/2019	CHF	2,452		2,505	48	0
	11/2019		$1,675	NOK	15,005	0	(25)
	11/2019		486	TWD	15,254	8	0
	12/2019	SGD	2,169		$1,563	0	(8)

NGF	11/2019	CNH	9,433		1,348	28	0

SCX	10/2019	BRL	3,775		912	4	0
	10/2019	EUR	4,114		4,566	82	0
	10/2019		$906	BRL	3,775	2	0
	11/2019	CNH	6,749		$964	20	0
	11/2019		$910	BRL	3,775	0	(4)
	12/2019		788	IDR	11,455,231	12	0
	12/2019		1,569	SGD	2,166	0	0

SOG	10/2019	CAD	1,300		$981	0	(1)
	10/2019	GBP	1,557		1,904	0	(10)

UAG	10/2019	JPY	124,200		1,154	5	0
	10/2019		$2,467	CHF	2,452	0	(10)
	10/2019		1,221	JPY	128,800	0	(30)
	11/2019	CHF	2,452		$2,474	10	0
	11/2019		$1,157	JPY	124,200	0	(5)
	03/2020	CNH	23		$3	0	0

Total Forward Foreign Currency Contracts						$259	$(431)

120	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	26,600	$98	$164
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	58,300	229	357
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	16,500	132	555
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	17,100	100	431
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	2,300	93	0

Total Purchased Options							$652	$1,507

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	688	$(4)	$0
	Call - OTC USD versus BRL		4.171	10/11/2019	688	(4)	(6)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	688	(2)	(1)
	Call - OTC USD versus RUB		66.376	10/14/2019	688	(3)	(1)

						$(13)	$(8)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	8,700	$(131)	$(655)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	9,000	(100)	(529)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	8,500	(95)	(236)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	18,700	(230)	(554)

							$(556)	$(1,974)

Total Written Options							$(569)	$(1,982)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	100	$19	$(15)	$4	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		50	9	(7)	2	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		100	19	(15)	4	0

								$47	$(37)	$10	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$4,129	$(861)	$562	$0	$(299)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	3,800	$(1)	$5	$4	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	121

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAUSST Index	7,776	2.169% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	$26,337	$0	$383	$383	$0

GST	Receive	ERAUSST Index	7,485	2.100% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/16/2020	25,592	0	473	473	0

JPM	Receive	ERAUSST Index	24,243	2.171% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	86,597	0	(1,991)	0	(1,991)

SOG	Receive	ERAUSST Index	7,776	2.047% (1-Month USD-LIBOR less a specified spread)	Maturity	02/06/2020	23,995	0	2,741	2,741	0

								$0	$1,606	$3,597	$(1,991)

Total Swap Agreements								$(815)	$2,136	$3,611	$(2,290)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$4	$0	$0	$4	$(4)	$(6)	$(299)	$(309)	$(305)	$430	$125
BPS	9	0	387	396	(55)	0	0	(55)	341	(260)	81
BRC	15	0	0	15	(15)	0	0	(15)	0	0	0
CBK	4	0	2	6	(15)	(2)	0	(17)	(11)	0	(11)
GLM	0	0	4	4	(67)	0	0	(67)	(63)	53	(10)
GST	0	0	473	473	0	0	0	0	473	(390)	83
HUS	1	0	4	5	(168)	0	0	(168)	(163)	0	(163)
JPM	4	0	0	4	(14)	0	(1,991)	(2,005)	(2,001)	2,416	415
MYC	0	1,507	0	1,507	0	(1,974)	0	(1,974)	(467)	254	(213)
MYI	59	0	0	59	(33)	0	0	(33)	26	0	26
NGF	28	0	0	28	0	0	0	0	28	0	28
SCX	120	0	0	120	(4)	0	0	(4)	116	0	116
SOG	0	0	2,741	2,741	(11)	0	0	(11)	2,730	(2,940)	(210)
UAG	15	0	0	15	(45)	0	0	(45)	(30)	0	(30)

Total Over the Counter	$259	$1,507	$3,611	$5,377	$(431)	$(1,982)	$(2,290)	$(4,703)

(q)

Securities with an aggregate market value of $3,262 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

122	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$64	$64
Futures	0	0	0	0	7	7
Swap Agreements	0	2	0	0	24	26

	$0	$2	$0	$0	$95	$97

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$259	$0	$259
Purchased Options	0	0	0	0	1,507	1,507
Swap Agreements	0	10	3,597	0	4	3,611

	$0	$10	$3,597	$259	$1,511	$5,377

	$0	$12	$3,597	$259	$1,606	$5,474

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$47	$47
Futures	0	0	0	0	10	10
Swap Agreements	0	6	0	0	13	19

	$0	$6	$0	$0	$70	$76

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$431	$0	$431
Written Options	0	0	0	8	1,974	1,982
Swap Agreements	0	299	1,991	0	0	2,290

	$0	$299	$1,991	$439	$1,974	$4,703

	$0	$305	$1,991	$439	$2,044	$4,779

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	76	76
Futures	0	0	0	0	(1,124)	(1,124)
Swap Agreements	0	192	0	0	(2,227)	(2,035)

	$0	$192	$0	$0	$(3,274)	$(3,082)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$450	$0	$450
Purchased Options	0	0	0	(31)	(49)	(80)
Written Options	0	2	0	64	(162)	(96)
Swap Agreements	0	2	753	0	0	755

	$0	$4	$753	$483	$(211)	$1,029

	$0	$196	$753	$483	$(3,485)	$(2,053)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	631	631
Swap Agreements	0	(95)	0	0	(1,102)	(1,197)

	$0	$(95)	$0	$0	$(459)	$(554)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	123

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(261)	$0	$(261)
Purchased Options	0	0	0	6	883	889
Written Options	0	0	0	36	(1,070)	(1,034)
Swap Agreements	0	(78)	(865)	0	11	(932)

	$0	$(78)	$(865)	$(219)	$(176)	$(1,338)

	$0	$(173)	$(865)	$(219)	$(635)	$(1,892)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$470	$0	$470
Corporate Bonds & Notes
Banking & Finance	0	17,577	0	17,577
Industrials	0	7,063	0	7,063
Utilities	0	2,016	0	2,016
Municipal Bonds & Notes
Illinois	0	77	0	77
U.S. Government Agencies	0	49,772	0	49,772
U.S. Treasury Obligations	0	60,323	0	60,323
Non-Agency Mortgage-Backed Securities	0	8,360	0	8,360
Asset-Backed Securities	0	11,096	0	11,096
Sovereign Issues	0	5,009	0	5,009
Common Stocks
Energy	0	0	128	128
Utilities	27	0	0	27
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Commercial Paper	0	2,186	0	2,186
Repurchase Agreements	0	453	0	453
Argentina Treasury Bills	0	5	0	5

	$27	$164,707	$128	$164,862

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$51,906	$0	$0	$51,906

Total Investments	$51,933	$164,707	$128	$216,768

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(1,273)	$0	$(1,273)
U.S. Government Agencies	0	(429)	0	(429)
U.S. Treasury Obligations	0	(454)	0	(454)

	$0	$(2,156)	$0	$(2,156)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	71	26	0	97
Over the counter	0	5,377	0	5,377

	$71	$5,403	$0	$5,474

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(57)	(19)	0	(76)
Over the counter	0	(4,703)	0	(4,703)

	$(57)	$(4,722)	$0	$(4,779)

Total Financial Derivative Instruments	$14	$681	$0	$695

Totals	$51,947	$163,232	$128	$215,307

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

124	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		$2,799	$2,819

Total Loan Participations and Assignments (Cost $2,796)			2,819

CORPORATE BONDS & NOTES 16.1%

BANKING & FINANCE 10.5%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		400	408
4.125% due 07/03/2023		3,400	3,569
4.450% due 12/16/2021		450	468
4.500% due 05/15/2021		350	361

Ally Financial, Inc.
7.500% due 09/15/2020		400	419

American Tower Corp.
3.800% due 08/15/2029		2,800	2,995

Argentum Netherlands BV for Swiss Re Ltd.
5.750% due 08/15/2050 •		1,200	1,319

ASR Nederland NV
5.125% due 09/29/2045 •	EUR	300	390

Aviation Capital Group LLC
2.875% due 01/20/2022		$800	804
4.375% due 01/30/2024		200	211
7.125% due 10/15/2020		800	837

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	214

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,000	1,066

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	1,000	1,156
8.875% due 04/14/2021 •(g)(h)		1,400	1,690

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)		200	225
6.250% due 09/11/2021 •(g)(h)		3,500	4,034

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)		400	454

Barclays Bank PLC
10.179% due 06/12/2021		$3,300	3,692

Barclays PLC
3.200% due 08/10/2021		5,200	5,251
3.548% (US0003M + 1.380%) due 05/16/2024 ~		2,200	2,190
4.610% due 02/15/2023 •		2,900	3,014
7.125% due 06/15/2025 •(g)(h)	GBP	1,500	1,958
8.000% due 12/15/2020 •(g)(h)	EUR	2,300	2,686
8.000% due 06/15/2024 •(g)(h)		$1,300	1,384

CIT Group, Inc.
4.125% due 03/09/2021		1,000	1,020
5.000% due 08/15/2022		100	106

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		3,100	3,123
4.044% due 06/01/2024 •		3,900	4,121

Cooperatieve Rabobank UA
2.500% due 01/19/2021		1,500	1,509
5.500% due 06/29/2020 •(g)(h)	EUR	700	787
6.625% due 06/29/2021 •(g)(h)		2,600	3,095

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022		$300	318

Credit Suisse Group AG
6.375% due 08/21/2026 •(g)(h)		1,300	1,349
7.500% due 07/17/2023 •(g)(h)		1,400	1,497

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	1,052

Danske Bank A/S
3.192% (US0003M + 1.060%) due 09/12/2023 ~		1,100	1,079

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,800	1,950

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.358% (US0003M + 1.190%) due 11/16/2022 ~		$1,600	$1,554
3.362% (US0003M + 1.230%) due 02/27/2023 ~		4,200	4,048
4.250% due 10/14/2021		3,700	3,755

Discover Bank
4.650% due 09/13/2028		2,300	2,564

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		474	482

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	900	1,081

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$2,800	2,800
3.099% (US0003M + 0.810%) due 04/05/2021 ~		1,300	1,285
3.157% due 08/04/2020		1,700	1,705
3.311% (US0003M + 1.000%) due 01/09/2020 ~		1,600	1,600
3.367% (US0003M + 1.080%) due 08/03/2022 ~		300	294
3.374% (US0003M + 1.270%) due 03/28/2022 ~		1,700	1,677
3.393% (US0003M + 1.235%) due 02/15/2023 ~		500	485
4.853% (US0003M + 2.550%) due 01/07/2021 ~		1,300	1,320

General Motors Financial Co., Inc.
3.279% (US0003M + 0.990%) due 01/05/2023 ~		100	99
3.414% (US0003M + 1.310%) due 06/30/2022 ~		400	400
3.583% (US0003M + 1.270%) due 10/04/2019 ~		1,400	1,400

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		3,100	3,124

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		1,200	1,201
3.124% (US0003M + 1.000%) due 05/18/2024 ~		400	402
3.400% due 03/08/2021		1,800	1,828
3.789% (US0003M + 1.500%) due 01/05/2022 ~		2,000	2,038
4.292% due 09/12/2026 •		400	430
4.750% due 07/04/2029 •(g)(h)	EUR	500	579
5.875% due 09/28/2026 •(g)(h)	GBP	1,200	1,563
6.500% due 03/23/2028 •(g)(h)		$500	523

Industrial & Commercial Bank of China Ltd.
3.231% due 11/13/2019		900	901

International Lease Finance Corp.
4.625% due 04/15/2021		200	206
5.875% due 08/15/2022		200	219

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		2,700	2,709
3.125% due 01/23/2025		600	622
3.149% (US0003M + 0.890%) due 07/23/2024 ~		2,600	2,611
3.797% due 07/23/2024 •		1,100	1,162
3.900% due 07/15/2025		500	540
5.736% (US0003M + 3.470%) due 10/30/2019 ~(g)		1,600	1,610

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		2,300	2,308
2.959% (US0003M + 0.800%) due 06/21/2021 ~		1,800	1,805
4.050% due 08/16/2023		700	736
4.550% due 08/16/2028		600	661
6.375% due 06/27/2020 •(g)(h)	EUR	200	225
7.500% due 09/27/2025 •(g)(h)		$600	640
7.625% due 06/27/2023 •(g)(h)	GBP	925	1,241

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$2,300	2,319

Morgan Stanley
5.500% due 01/26/2020		500	505
5.500% due 07/24/2020		200	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	$1,576

Navient Corp.
6.500% due 06/15/2022		200	214
8.000% due 03/25/2020		1,700	1,738

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021		600	601
2.650% due 07/13/2022		100	101
2.953% (US0003M + 0.650%) due 07/13/2022 ~		400	399

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		1,600	1,604
4.519% due 06/25/2024 •		1,000	1,052
4.892% due 05/18/2029 •		2,700	2,973
7.500% due 08/10/2020 •(g)(h)		1,700	1,740
8.625% due 08/15/2021 •(g)(h)		1,300	1,395

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,200	2,358
6.750% due 06/24/2024 •(g)(h)	GBP	900	1,157

Santander UK PLC
2.875% due 06/18/2024		$2,000	2,032
3.400% due 06/01/2021		400	407

Springleaf Finance Corp.
7.750% due 10/01/2021		700	764

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		3,100	3,117

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	770	1,058

Sunac China Holdings Ltd.
8.350% due 04/19/2023		$1,200	1,191

UBS AG
4.750% due 02/12/2026 •(h)	EUR	3,600	4,163
5.125% due 05/15/2024 (h)		$3,900	4,208

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		800	807
3.108% (US0003M + 0.950%) due 08/15/2023 ~		1,400	1,407

UniCredit SpA
6.572% due 01/14/2022		2,700	2,897
7.830% due 12/04/2023		3,500	4,106

Wells Fargo & Co.
3.000% due 02/19/2025		900	925

WPC Eurobond BV
2.250% due 04/09/2026	EUR	2,900	3,417

			168,670

INDUSTRIALS 4.5%

AbbVie, Inc.
2.900% due 11/06/2022		$2,000	2,040
3.750% due 11/14/2023		200	210

Allergan Sales LLC
4.875% due 02/15/2021		558	574

Amgen, Inc.
3.875% due 11/15/2021		400	413

Bacardi Ltd.
2.750% due 07/15/2026		100	98
4.700% due 05/15/2028		300	328

BAT Capital Corp.
2.764% due 08/15/2022		300	303
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.950% due 06/15/2025		200	208

Campbell Soup Co.
2.749% (US0003M + 0.630%) due 03/15/2021 ~		200	200

Charter Communications Operating LLC
3.903% (US0003M + 1.650%) due 02/01/2024 ~		3,500	3,589
4.464% due 07/23/2022		5,600	5,897
4.908% due 07/23/2025		1,700	1,870

Comcast Corp.
3.950% due 10/15/2025		736	802

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	125

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~		$900	$900

Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		128	128

CSN Resources S.A.
7.625% due 02/13/2023		250	262

Daimler Finance North America LLC
3.058% (US0003M + 0.900%) due 02/15/2022 ~		2,050	2,061
3.400% due 02/22/2022		4,300	4,401
3.750% due 11/05/2021		150	154

Dell International LLC
4.420% due 06/15/2021		3,100	3,197

Deutsche Telekom International Finance BV
2.820% due 01/19/2022		3,100	3,138

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		3,300	3,315

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		1,100	1,102

Energy Transfer Operating LP
4.250% due 03/15/2023		400	418

EQT Corp.
4.875% due 11/15/2021		400	411

Fairstone Financial, Inc.
7.875% due 07/15/2024		700	733

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~		300	301

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	2,200	2,489

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		$3,900	3,949

Imperial Brands Finance PLC
2.950% due 07/21/2020		700	703
3.125% due 07/26/2024		4,300	4,314
3.500% due 07/26/2026		200	200

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,700	2,874

JT International Financial Services BV
1.125% due 09/28/2025		200	230

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~		$2,400	2,396
2.800% due 07/02/2020		1,100	1,102

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		1,300	1,301

Micron Technology, Inc.
5.327% due 02/06/2029		1,600	1,761

NTT Finance Corp.
1.900% due 07/21/2021		500	497

Occidental Petroleum Corp.
3.637% (US0003M + 1.450%) due 08/15/2022 ~		2,800	2,819

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,200	1,240

Sands China Ltd.
5.125% due 08/08/2025		2,600	2,861

SASOL Financing USA LLC
5.875% due 03/27/2024		400	432

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		200	201

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		300	300
3.650% due 08/16/2023		1,500	1,588
3.950% due 08/16/2025		300	329

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,400	3,406
3.375% due 11/30/2021		400	408

			72,554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.1%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	$4,700	$4,724
3.253% (US0003M + 0.950%) due 07/15/2021 ~	1,800	1,816
3.312% (US0003M + 1.180%) due 06/12/2024 ~	4,000	4,076

Edison International
5.750% due 06/15/2027	900	1,013

NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020	50	51

Petrobras Global Finance BV
5.093% due 01/15/2030	288	301

Rio Oil Finance Trust
9.250% due 07/06/2024	179	200

Southern California Edison Co.
3.650% due 03/01/2028	1,900	2,035

Sprint Communications, Inc.
6.000% due 11/15/2022	200	213
7.000% due 03/01/2020	1,200	1,222

Sprint Corp.
7.250% due 09/15/2021	900	963

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	1,600	1,626

		18,240

Total Corporate Bonds & Notes (Cost $253,879)		259,464

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	370	441
7.750% due 01/01/2042	150	173

Total Municipal Bonds & Notes (Cost $515)		614

U.S. GOVERNMENT AGENCIES 33.3%

Fannie Mae
3.832% due 03/25/2041 •(a)	4,856	848
4.682% due 03/25/2036 •(a)	2,483	412
4.732% due 05/25/2036 •(a)	186	4
18.486% due 12/25/2036 •	158	232

Fannie Mae UMBS
3.500% due 06/01/2045 - 10/01/2048	90,807	93,861
4.000% due 10/01/2047 - 03/01/2049	26,181	27,464

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	8,400	8,355
3.000% due 11/01/2049	13,600	13,800
3.500% due 11/01/2049	47,000	48,233
4.000% due 10/01/2049 - 11/01/2049	280,600	291,292
4.500% due 10/01/2049 - 11/01/2049	26,700	28,137

Freddie Mac
4.000% due 01/01/2048 - 03/01/2049	12,902	13,486
4.443% due 07/15/2036 •(a)	2,533	459
4.673% due 04/15/2036 •(a)	704	91

Ginnie Mae
3.237% due 04/20/2068 •	3,103	3,128
3.500% due 11/20/2044 •	2,703	2,755

Ginnie Mae, TBA
5.000% due 11/01/2049	5,400	5,687

Total U.S. Government Agencies (Cost $534,111)		538,244

U.S. TREASURY OBLIGATIONS 38.4%

U.S. Treasury Bonds
3.000% due 08/15/2048	400	476

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/15/2049	$20,800	$24,825
4.375% due 05/15/2040	10,000	14,078
4.625% due 02/15/2040	1,300	1,884

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022	39,674	39,317
0.125% due 04/15/2022	12,554	12,433
0.625% due 01/15/2026	2,321	2,383
0.625% due 02/15/2043	781	803
1.000% due 02/15/2046	4,548	5,080
1.000% due 02/15/2048	17,687	19,895
1.000% due 02/15/2049	22,481	25,468
1.375% due 02/15/2044	4,403	5,287

U.S. Treasury Notes
1.375% due 09/30/2020 (k)(m)	42,400	42,220
1.375% due 10/31/2020 (k)	44,800	44,596
1.625% due 02/15/2026 (m)	3,400	3,402
1.750% due 05/15/2023 (k)(m)	2,330	2,344
2.000% due 07/31/2022 (k)	87,500	88,532
2.125% due 08/31/2020 (k)(m)	10,000	10,026
2.125% due 08/15/2021 (m)	300	303
2.250% due 12/31/2023 (k)(m)	2,700	2,776
2.375% due 05/15/2029	4,800	5,099
2.625% due 12/31/2025 (m)	12,300	13,040
2.625% due 02/15/2029	162,400	175,839
2.875% due 05/15/2028 (m)	13,300	14,602
3.000% due 09/30/2025	30,800	33,249
3.000% due 10/31/2025 (m)	30,800	33,280

Total U.S. Treasury Obligations (Cost $592,174)		621,237

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.1%

Adjustable Rate Mortgage Trust
4.261% due 01/25/2036 ^~	2,970	2,698
4.602% due 09/25/2035 ^~	41	39

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	783	758

Banc of America Funding Trust
2.254% due 04/20/2047 ^•	117	108
4.752% due 09/20/2034 ~	47	49

BCAP LLC Trust
5.250% due 04/26/2037	99	83

Bear Stearns Adjustable Rate Mortgage Trust
4.209% due 04/25/2033 ~	63	64
4.317% due 07/25/2034 ~	148	146
4.328% due 01/25/2035 ~	10	10
4.619% due 02/25/2034 ~	14	14
4.702% due 02/25/2033 ~	7	8
4.728% due 01/25/2033 ~	996	1,040
4.774% due 08/25/2033 ~	97	99

Bear Stearns ALT-A Trust
2.518% due 01/25/2036 ^•	192	211
4.496% due 05/25/2035 ~	69	70
4.544% due 10/25/2033 ~	5	5

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	5	5

Countrywide Alternative Loan Trust
2.188% due 11/25/2036 •	129	126
2.198% due 05/25/2047 •	356	342
2.338% due 11/25/2035 •	5,476	5,083
2.418% due 08/25/2037 •	311	239
3.446% due 12/25/2035 •	200	195
5.500% due 11/25/2035	107	83
6.250% due 08/25/2036	2,980	2,576

Countrywide Home Loan Mortgage Pass-Through Trust
2.678% due 02/25/2035 •	50	49
3.803% due 08/25/2034 ~	86	85
3.864% due 09/25/2047 ^~	3	3

Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 03/25/2032 ~	9	9

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	3,252	3,291

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	2,990	3,010

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.768% due 10/25/2047 •	4,791	4,610

126	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurohome UK Mortgages PLC
0.935% due 06/15/2044 •	GBP	479	$570

GSR Mortgage Loan Trust
4.287% due 11/25/2035 ~		$8	8
6.000% due 03/25/2032		2	2

HarborView Mortgage Loan Trust
2.277% due 07/19/2047 •		5,854	5,669

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	8,400	10,352

IndyMac Mortgage Loan Trust
2.498% due 07/25/2035 •		$2	2
2.658% due 07/25/2045 •		95	90

JPMorgan Mortgage Trust
4.414% due 04/25/2037 ~		139	131

Lehman XS Trust
2.268% due 08/25/2037 •		2,322	2,314

MASTR Adjustable Rate Mortgages Trust
2.228% due 04/25/2046 •		7	7
4.048% due 10/25/2033 ~		1,188	1,019

Merrill Lynch Alternative Note Asset Trust
2.218% due 03/25/2037 •		8,262	3,501

Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •		437	420
4.245% due 05/25/2033 ~		134	137

Merrill Lynch Mortgage-Backed Securities Trust
5.261% due 04/25/2037 ^~		15	15

PHH Alternative Mortgage Trust
2.178% due 02/25/2037 •		4,957	4,143

Residential Accredit Loans, Inc. Trust
2.188% due 01/25/2037 •		4,994	4,726

Sequoia Mortgage Trust
2.267% due 03/20/2035 •		19	18
3.659% due 01/20/2047 ^~		8	7

Structured Adjustable Rate Mortgage Loan Trust
3.733% due 11/25/2035 ^~		3,251	3,099

Structured Asset Mortgage Investments Trust
2.757% due 02/19/2035 •		51	51

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•		19	18

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	4,530	5,584

WaMu Mortgage Pass-Through Certificates Trust
2.641% due 12/25/2046 •		$392	398
3.256% due 07/25/2047 •		846	778
3.326% due 10/25/2046 ^•		10,279	9,819
3.446% due 01/25/2037 ^~		4	4
3.536% due 04/25/2037 ^~		11	10
3.675% due 12/25/2036 ^~		4	4

Washington Mutual Mortgage Pass-Through Certificates Trust
3.196% due 02/25/2047 ^•		4,445	4,095
3.416% due 05/25/2046 ^•		6	5
3.826% due 02/25/2033 ~		4	4
4.405% due 02/25/2033 ~		6	6

Wells Fargo Alternative Loan Trust
4.908% due 07/25/2037 ^~		109	105
6.250% due 07/25/2037 ^		4,089	3,953

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		12,000	12,344

Total Non-Agency Mortgage-Backed Securities (Cost $94,685)			98,516

ASSET-BACKED SECURITIES 10.7%

ACE Securities Corp. Home Equity Loan Trust
3.818% due 10/25/2032 •		45	46

Allegro CLO Ltd.
3.486% due 01/30/2026 •		205	205

Argent Securities Trust
2.128% due 09/25/2036 •		1,350	547

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		1,701	1,705
3.967% due 03/28/2034 þ		1,533	1,543

Carrington Mortgage Loan Trust
2.278% due 02/25/2037 •		7,685	7,238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.168% due 12/25/2036 •	$6,713	$3,400
2.178% due 09/25/2036 •	910	737

Countrywide Asset-Backed Certificates
2.158% due 07/25/2037 ^•	4,218	3,873
2.158% due 12/25/2046 •	12,179	11,215
2.168% due 06/25/2047 ^•	2,651	2,640
2.218% due 08/25/2036 •	2,405	2,399
2.218% due 02/25/2037 •	962	882
2.268% due 01/25/2046 ^•	9,653	9,286
2.268% due 06/25/2047 •	2,300	2,188
2.298% due 09/25/2036 •	2,320	2,326
2.418% due 06/25/2036 •	1,100	1,093

Countrywide Asset-Backed Certificates Trust
2.168% due 03/25/2047 ^•	3,906	3,851
2.208% due 06/25/2047 •	1,315	1,307
3.113% due 12/25/2034 •	1,178	1,186
3.143% due 12/25/2034 •	3,342	3,373

Crown Point CLO Ltd.
3.713% due 07/17/2028	4,600	4,588

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •	2,600	2,578

First Franklin Mortgage Loan Trust
2.878% due 08/25/2032 •	1,276	1,272

Fremont Home Loan Trust
2.348% due 01/25/2036 •	1,268	1,242

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	4,230	4,235
3.370% due 01/17/2023	2,346	2,365

GSAA Home Equity Trust
2.138% due 06/25/2036 •	1,277	530

GSAMP Trust
2.148% due 12/25/2046 •	3,843	2,508
2.168% due 12/25/2046 •	622	392

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •	338	338

Home Equity Mortgage Loan Asset-Backed Trust
2.228% due 04/25/2037 •	489	366

HSI Asset Securitization Corp. Trust
2.128% due 12/25/2036 •	15,897	6,263

JPMorgan Mortgage Acquisition Trust
2.168% due 07/25/2036 •	1,272	722
2.318% due 03/25/2037 •	4,300	3,986

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	1,441	1,455
3.750% due 04/25/2059 þ	3,516	3,595

Long Beach Mortgage Loan Trust
2.238% due 02/25/2036 •	4,627	4,535
2.993% due 04/25/2035 •	3,300	3,311

MASTR Asset-Backed Securities Trust
2.178% due 10/25/2036 •	6,001	3,997
2.258% due 03/25/2036 •	995	748

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 01/25/2037 •	4,738	2,922
2.148% due 02/25/2037 •	7,623	6,981
2.158% due 08/25/2036 •	8,164	4,979
2.948% due 07/25/2035 •	3,800	3,811

Morgan Stanley Home Equity Loan Trust
2.188% due 04/25/2037 •	5,045	3,390

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •	707	335

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •	491	491

Navient Private Education Loan Trust
2.428% due 12/16/2058 •	103	103

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.348% due 10/25/2036 ^•	2,704	905

NovaStar Mortgage Funding Trust
2.178% due 10/25/2036 •	4,221	2,469

OHA Credit Partners Ltd.
3.288% due 10/20/2025	113	113

Ownit Mortgage Loan Trust
2.618% due 10/25/2036 ^•	748	678

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

People’s Choice Home Loan Securities Trust
2.738% due 05/25/2035 ^•		$186	$184

RAAC Trust
2.358% due 08/25/2036 •		943	956

Residential Asset Mortgage Products Trust
2.693% due 11/25/2035 •		3,700	3,679

Securitized Asset-Backed Receivables LLC Trust
2.498% due 10/25/2035 •		4,400	4,049
2.598% due 11/25/2035 •		4,185	4,181

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		2,600	2,599

Soundview Home Loan Trust
2.098% due 06/25/2037 •		1,249	944
2.218% due 06/25/2037 •		2,309	1,840
2.278% due 02/25/2037 •		2,393	932

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		5,344	5,405

Towd Point Mortgage Trust
3.018% due 05/25/2058 •		2,005	2,022

WaMu Asset-Backed Certificates WaMu Trust
2.258% due 05/25/2037 •		10,142	9,164

Total Asset-Backed Securities (Cost $164,292)			173,198

SOVEREIGN ISSUES 3.4%

Argentina Government International Bond
3.750% due 12/31/2038 þ		7,300	2,929
5.875% due 01/11/2028		3,500	1,431
79.499% (ARLLMONP) due 06/21/2020 ~(a)	ARS	73,900	557

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	1,400	1,553

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	14,902	4,741
6.000% due 05/15/2055		11,339	4,065

Israel Government International Bond
4.125% due 01/17/2048		$400	471

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	3,861,674	37,251

Saudi Government International Bond
4.000% due 04/17/2025		$1,000	1,073
5.000% due 04/17/2049		500	603

Total Sovereign Issues (Cost $58,898)			54,674

SHORT-TERM INSTRUMENTS 1.2%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		1,800	1,804

COMMERCIAL PAPER 0.6%

Toronto-Dominion Bank
1.815% due 10/25/2019 (e)	CAD	13,000	9,801

REPURCHASE AGREEMENTS (i) 0.1%
			2,180

U.S. TREASURY BILLS 0.4%
1.939% due 10/22/2019 -11/21/2019 (c)(d)(m)		$7,118	7,106

Total Short-Term Instruments (Cost $20,874)			20,891

Total Investments in Securities (Cost $1,722,224)			1,769,657

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	127

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.4%

SHORT-TERM INSTRUMENTS 15.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.4%

PIMCO Short Asset Portfolio	15,709,826	$156,360

PIMCO Short-Term Floating NAV Portfolio III	9,268,543	91,694

Total Short-Term Instruments (Cost $248,823)		248,054

Total Investments in Affiliates (Cost $248,823)		248,054

Total Investments 124.8% (Cost $1,971,047)		$2,017,711

Financial Derivative Instruments (j)(l) 0.3% (Cost or Premiums, net $5,884)		4,433

Other Assets and Liabilities, net (25.1)%		(405,068)

Net Assets 100.0%		$1,617,076

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.100%	09/26/2019	10/01/2019	$1,758	U.S. Treasury Notes 2.875% due 08/15/2028	$(1,766)	$1,758	$1,759
FICC	1.500	09/30/2019	10/01/2019	422	U.S. Treasury Notes 2.250% due 03/31/2021	(433)	422	422

Total Repurchase Agreements						$(2,199)	$2,180	$2,181

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.3)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$ 5,400	$(5,782)	$(5,789)

U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	2.875	08/15/2028	1,600	(1,714)	(1,766)

128	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.8)%
Canada Government Bond	2.750	12/01/2048	CAD 12,900	$(12,885)	$(12,624)

Total Short Sales (1.2)%				$(20,381)	$(20,179)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$1,759	$0	$0	$0	$1,759	$(1,766)	$(7)
FICC	422	0	0	0	422	(433)	(11)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,766)	(1,766)	0	(1,766)
TDM	0	0	0	(12,624)	(12,624)	0	(12,624)

Total Borrowings and Other Financing Transactions	$2,181	$0	$0	$(14,390)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $109 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(30,218) at a weighted average interest rate of 2.055%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$98.125	12/16/2019	1,603	$4,008	$576	$651

Total Purchased Options					$576	$651

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	1,603	$4,008	$(172)	$(140)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	1,603	4,008	(326)	(341)

Total Written Options					$(498)	$(481)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index December Futures	12/2019	598	$	89,057	$(801)	$440	$0
Euro STOXX 50 December Futures	12/2019	1,155		44,754	477	478	0
Euro-Bund 10-Year Bond December Futures	12/2019	68		12,915	(18)	3	(8)
FTSE 100 Index December Futures	12/2019	298		27,054	347	253	(19)
Nikkei 225 Index December Futures	12/2019	179		18,099	631	132	(215)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	8		1,535	(31)	1	0

					$605	$1,307	$(242)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	129

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	68	$	(50)	$21	$6	$0
U.S. Treasury 2-Year Note December Futures	12/2019	1,407		(303,209)	702	44	0
U.S. Treasury 5-Year Note December Futures	12/2019	70		(8,340)	45	3	0
U.S. Treasury 10-Year Note December Futures	12/2019	44		(5,734)	(4)	3	0
U.S. Treasury 30-Year Bond December Futures	12/2019	853		(138,453)	1,858	27	0

					$2,622	$83	$0

Total Futures Contracts					$3,227	$1,390	$(242)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.434%	$300	$(3)	$(2)	$(5)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$65,800	$(1,390)	$(16)	$(1,406)	$0	$(40)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$21,700	$439	$(6)	$433	$17	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	79,800	$(10)	$(2,960)	$(2,970)	$33	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	14,100	(229)	2,434	2,205	0	(16)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	148,000	137	2,960	3,097	3	0
Receive(7)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		62,400	0	(3,218)	(3,218)	0	(2)
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		14,600	(830)	115	(715)	3	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		87,000	152	(7,562)	(7,410)	10	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		37,700	0	(3,223)	(3,223)	4	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		30,300	2,138	(3,104)	(966)	13	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,300	(9)	(112)	(121)	1	0
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		119,900	1,944	23	1,967	0	(29)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		9,820	392	(590)	(198)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		50,200	698	(1,694)	(996)	13	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		3,400	190	(194)	(4)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		16,200	(186)	(1,129)	(1,315)	8	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		77,400	5,577	(10,493)	(4,916)	53	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		25,300	(74)	(66)	(140)	6	0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		29,700	(13)	(3,813)	(3,826)	0	(38)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	3,830,000	(1,325)	(156)	(1,481)	63	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,750	(2)	(204)	(206)	0	(3)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,750	5	551	556	8	0
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	75,300	0	(282)	(282)	0	(135)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	19,500	(2)	(548)	(550)	21	0
Pay	UKRPI	3.593	Maturity	11/15/2028		3,900	0	(40)	(40)	5	0
Pay	UKRPI	3.595	Maturity	11/15/2028		14,100	172	(312)	(140)	17	0
Pay	UKRPI	3.603	Maturity	11/15/2028		3,800	0	(33)	(33)	5	0

							$8,725	$(33,650)	$(24,925)	$269	$(223)

Total Swap Agreements							$7,771	$(33,674)	$(25,903)	$286	$(263)

130	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$651	$1,390	$286	$2,327		$(481)	$(242)	$(263)	$(986)

(k)

Securities with an aggregate market value of $27,801 and cash of $5,323 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	TRY	2,979		$496	$0	$(29)
	10/2019		$6,416	DKK	41,777	0	(317)
	10/2019		117,080	GBP	95,019	0	(249)
	10/2019		7,060	NZD	11,211	0	(40)
	10/2019		9,768	ZAR	138,130	0	(654)
	11/2019	GBP	95,019		$117,238	250	0
	11/2019	NZD	11,211		7,065	40	0
	11/2019	TWD	364,225		11,614	0	(164)
	03/2020		$3,514	CNH	25,342	22	0

BPS	10/2019	EUR	2,833		$3,129	42	0
	10/2019	MXN	8,767		447	3	0
	10/2019	TRY	2,348		396	0	(17)
	10/2019		$11,750	CAD	15,641	56	0
	10/2019		31,499	CHF	31,243	0	(195)
	10/2019		6,674	EUR	6,084	0	(42)
	10/2019		4,332	JPY	459,600	0	(82)
	10/2019		3,210	SEK	31,300	0	(30)
	11/2019	CHF	31,243		$31,586	193	0
	11/2019	SEK	31,300		3,217	30	0
	12/2019	THB	379,268		12,379	0	(40)
	12/2019	TWD	223,428		7,183	0	(58)

BRC	10/2019	MXN	69,728		3,609	79	0
	10/2019		$78,157	EUR	71,481	0	(247)
	11/2019	EUR	71,481		$78,348	244	0
	12/2019	CLP	5,397,733		7,611	199	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	131

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020		$3,548	MXN	69,728	$0	$(75)

CBK	10/2019	CAD	841		$640	5	0
	10/2019	GBP	92,975		113,462	0	(855)
	10/2019	NZD	11,211		7,115	95	0
	10/2019	RUB	148,897		2,288	0	(4)
	10/2019		$379	CZK	8,779	0	(8)
	11/2019		9,116	COP	30,855,103	0	(272)
	12/2019	KRW	3,307,880		$2,765	1	0
	12/2019	PHP	141,762		2,720	0	(8)
	02/2020		$254	HUF	75,522	0	(6)

GLM	10/2019	NOK	44,381		$4,895	17	0
	11/2019		$41	ARS	2,683	0	(2)
	11/2019		4,898	NOK	44,381	0	(17)
	12/2019		675	MYR	2,830	0	(1)
	01/2020		6,785	DKK	46,015	0	(15)

HUS	10/2019	AUD	26,092		$17,619	8	0
	10/2019	CAD	112,786		84,829	0	(304)
	10/2019	CZK	8,761		374	3	0
	10/2019	SEK	14,175		1,448	8	0
	10/2019	TRY	4,396		735	0	(39)
	10/2019		$85,143	CAD	112,857	43	0
	10/2019		4,923	NOK	44,381	0	(45)
	11/2019	CAD	112,857		$85,187	0	(45)
	11/2019	TWD	1,166,384		37,257	0	(458)
	11/2019		$33,949	CNH	230,018	0	(1,766)
	12/2019	HKD	488,989		$62,337	0	(100)
	12/2019	KRW	62,622,110		51,803	0	(531)
	12/2019		$2,439	INR	173,923	0	0
	12/2019		484	TWD	15,055	4	0
	01/2020		374	CZK	8,740	0	(3)
	01/2021	BRL	3,920		$604	0	(308)

IND	12/2019	HKD	21,406		2,730	0	(4)
	12/2019	INR	96,693		1,329	0	(27)
	12/2019		$900	TWD	27,782	0	0

JPM	10/2019	BRL	67,755		$16,270	0	(37)
	10/2019	GBP	2,044		2,472	0	(41)
	10/2019	MXN	9,950		507	4	0
	10/2019		$5,187	ARS	333,306	58	0
	10/2019		16,372	BRL	67,755	0	(65)
	10/2019		3,559	MXN	69,728	0	(30)
	12/2019	ILS	31,263		$8,920	0	(109)
	12/2019		$1,752	SGD	2,434	10	0

MYI	10/2019	CAD	16,362		12,401	51	0
	10/2019	CHF	68,332		69,807	1,341	0
	10/2019		$17,664	AUD	26,092	0	(53)
	10/2019		1,875	CAD	2,482	0	(1)
	10/2019		925	CHF	914	0	(9)
	11/2019	AUD	26,092		$17,684	53	0
	11/2019		$5,420	TWD	170,245	85	0
	12/2019	MYR	134,659		$32,031	0	(56)
	12/2019	SGD	31,261		22,530	0	(108)

NGF	11/2019	CNH	134,110		19,164	400	0

RBC	12/2019		$15,433	SGD	21,311	0	0

RYL	12/2019	THB	18,210		$594	0	(2)
	03/2020	CNH	30,531		4,234	0	(25)

SCX	10/2019	BRL	67,755		16,372	65	0
	10/2019	EUR	74,732		82,934	1,480	0
	10/2019	SEK	17,125		1,773	33	0
	10/2019		$16,270	BRL	67,755	37	0
	11/2019	CNH	95,908		$13,700	281	0
	11/2019	RUB	961,846		14,651	0	(99)
	11/2019	TWD	464,411		14,839	0	(178)
	11/2019		$16,341	BRL	67,755	0	(71)
	12/2019	INR	1,228,488		$16,901	0	(324)
	12/2019		$11,859	IDR	172,339,803	177	0
	02/2020	PLN	43,560		$11,112	230	0

SOG	10/2019	CAD	13,000		9,808	0	(8)

132	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2019	RUB	151,028		$2,232	$0	$(74)

SSB	10/2019		$1,116	CAD	1,491	9	0
	12/2019	KRW	3,321,056		$2,755	0	(20)

UAG	10/2019	JPY	17,253,488		163,540	3,970	0
	10/2019		$36,400	CHF	36,175	0	(154)
	10/2019		156,041	JPY	16,793,888	0	(722)
	11/2019	CHF	36,175		$36,503	154	0
	11/2019	JPY	16,793,888		156,397	733	0
	12/2019		$6,776	CNY	48,404	4	0

Total Forward Foreign Currency Contracts						$10,517	$(9,243)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017%	07/02/2021	580,600	$2,217	$3,433
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	264,700	973	1,632
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	171,700	1,374	5,780
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	175,100	1,027	4,408
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	24,000	965	2

Total Purchased Options							$6,556	$15,255

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	6,491	$(35)	$(1)
	Call - OTC USD versus BRL		4.171	10/11/2019	6,491	(35)	(51)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	6,491	(25)	(8)
	Call - OTC USD versus RUB		66.376	10/14/2019	6,491	(25)	(10)

						$(120)	$(70)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	90,700	$(1,374)	$(6,828)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	92,400	(1,027)	(5,435)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	185,800	(2,217)	(5,382)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	84,700	(947)	(2,351)

							$(5,565)	$(19,996)

Total Written Options							$(5,685)	$(20,066)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	1,310	$241	$(188)	$53	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		70	13	(10)	3	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		1,000	190	(149)	41	0

								$444	$(347)	$97	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	133

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	5,161	$(1,082)	$708	$0	$(374)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		10,323	(2,192)	1,445	0	(747)

							$(3,274)	$2,153	$0	$(1,121)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	62,400	$(6)	$61	$55	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RALVEIET Index	50,986	3.091% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	$5,837	$0	$(131)	$0	$(131)
	Receive	RALVEIET Index	1,029,060	3.132% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/22/2020	115,265	0	(265)	0	(265)
	Receive	RALVEIUT Index	1,307,947	2.382% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	235,875	0	(410)	0	(410)
	Pay	S&P 500 Total Return Index	21,409	2.362% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	128,638	0	224	224	0

BRC	Pay	NDDUWXUS Index	688	2.011% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2019	4,116	0	21	21	0

CBK	Pay	NDDUWXUS Index	1,623	2.052% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2019	9,668	0	15	15	0
	Receive	RALVEIUT Index	3,499,580	2.282% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/09/2020	631,114	0	(1,071)	0	(1,071)

DUB	Receive	RALVEIUT Index	584,466	2.242% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	105,403	0	(172)	0	(172)

FAR	Pay	S&P 500 Total Return Index	28,420	2.201% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	171,903	0	1,275	1,275	0

GST	Receive	RALVEIET Index	507,600	3.241% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020	58,110	0	(1,322)	0	(1,322)

JPM	Receive	RALVEIET Index	1,008,667	3.101% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	115,472	0	(2,621)	0	(2,621)
	Pay	NDUEEGF Index	31,326	2.112% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	14,777	0	23	23	0
	Receive	RALVEIET Index	1,723,169	3.151% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	197,268	0	(4,481)	0	(4,481)
	Receive	RALVEIIT Index	1,304,782	2.671% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	183,831	0	1,336	1,336	0

MEI	Pay	NDDUWXUS Index	54,827	1.881% (1-Month USD-LIBOR less a specified spread)	Monthly	02/06/2020	328,021	0	1,654	1,654	0
	Pay	NDUEEGF Index	115,641	2.251% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	55,906	0	1,403	1,403	0

134	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYI	Receive	RALVEIIT Index	605,442	2.731% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	$85,301	$0	$620	$620	$0

SOG	Receive	RALVEIIT Index	2,663,658	2.631% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020	375,283	0	2,733	2,733	0
	Pay	S&P 500 Total Return Index	31,333	2.311% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020	189,523	0	1,414	1,414	0
	Receive	RALVEIIT Index	330,752	2.621% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	46,600	0	339	339	0
	Receive	RALVEIIT Index	1,485,782	2.691% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	209,332	0	1,520	1,520	0
	Pay	NDDUWXUS Index	24,007	1.961% (1-Month USD-LIBOR less a specified spread)	Monthly	05/13/2020	143,630	0	729	729	0
	Receive	RALVEIIT Index	395,512	2.691% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	55,724	0	405	405	0
	Pay	NDUEEGF Index	44,642	2.211% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/19/2020	21,582	0	541	541	0

UAG	Pay	NDUEEGF Index	313,369	2.496% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	151,498	0	3,815	3,815	0
	Pay	NDUEEGF Index	4,932	2.252% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	2,326	0	4	4	0

								$0	$7,598	$18,071	$(10,473)

Total Swap Agreements								$(2,836)	$9,465	$18,223	$(11,594)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$312	$0	$0	$312	$(1,453)	$(52)	$(374)	$(1,879)	$(1,567)	$1,487	$(80)
BPS	324	0	277	601	(464)	0	(806)	(1,270)	(669)	(4,470)	(5,139)
BRC	522	0	21	543	(322)	0	(747)	(1,069)	(526)	599	73
CBK	101	0	18	119	(1,153)	(18)	(1,071)	(2,242)	(2,123)	(12,169)	(14,292)
DUB	0	0	0	0	0	0	(172)	(172)	(172)	(6,049)	(6,221)
FAR	0	0	1,275	1,275	0	0	0	0	1,275	(2,115)	(840)
GLM	17	0	55	72	(35)	0	0	(35)	37	(70)	(33)
GST	0	0	0	0	0	0	(1,322)	(1,322)	(1,322)	1,286	(36)
HUS	66	0	41	107	(3,599)	0	0	(3,599)	(3,492)	3,504	12
IND	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)
JPM	72	0	1,359	1,431	(282)	0	(7,102)	(7,384)	(5,953)	6,437	484
MEI	0	0	3,057	3,057	0	0	0	0	3,057	(2,110)	947
MYC	0	15,255	0	15,255	0	(19,996)	0	(19,996)	(4,741)	3,945	(796)
MYI	1,530	0	620	2,150	(227)	0	0	(227)	1,923	(2,270)	(347)
NGF	400	0	0	400	0	0	0	0	400	(368)	32
RYL	0	0	0	0	(27)	0	0	(27)	(27)	(30)	(57)
SCX	2,303	0	0	2,303	(672)	0	0	(672)	1,631	(1,040)	591
SOG	0	0	7,681	7,681	(82)	0	0	(82)	7,599	(10,600)	(3,001)
SSB	9	0	0	9	(20)	0	0	(20)	(11)	0	(11)
UAG	4,861	0	3,819	8,680	(876)	0	0	(876)	7,804	(7,330)	474

Total Over the Counter	$10,517	$15,255	$18,223	$43,995	$(9,243)	$(20,066)	$(11,594)	$(40,903)

(m)

Securities with an aggregate market value of $18,368 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	135

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$651	$651
Futures	0	0	1,303	0	87	1,390
Swap Agreements	0	17	0	0	269	286

	$0	$17	$1,303	$0	$1,007	$2,327

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,517	$0	$10,517
Purchased Options	0	0	0	0	15,255	15,255
Swap Agreements	0	97	18,071	0	55	18,223

	$0	$97	$18,071	$10,517	$15,310	$43,995

	$0	$114	$19,374	$10,517	$16,317	$46,322

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$481	$481
Futures	0	0	234	0	8	242
Swap Agreements	0	40	0	0	223	263

	$0	$40	$234	$0	$712	$986

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,243	$0	$9,243
Written Options	0	0	0	70	19,996	20,066
Swap Agreements	0	1,121	10,473	0	0	11,594

	$0	$1,121	$10,473	$9,313	$19,996	$40,903

	$0	$1,161	$10,707	$9,313	$20,708	$41,889

136	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$17	$17
Written Options	0	0	0	0	758	758
Futures	0	0	(822)	0	(17,017)	(17,839)
Swap Agreements	0	1,192	0	0	(34,959)	(33,767)

	$0	$1,192	$(822)	$0	$(51,201)	$(50,831)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,397	$0	$18,397
Purchased Options	0	0	0	(317)	(589)	(906)
Written Options	0	19	0	643	(2,485)	(1,823)
Swap Agreements	0	(129)	9,383	0	0	9,254

	$0	$(110)	$9,383	$18,723	$(3,074)	$24,922

	$0	$1,082	$8,561	$18,723	$(54,275)	$(25,909)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$104	$104
Written Options	0	0	0	0	17	17
Futures	0	0	(2,487)	0	7,558	5,071
Swap Agreements	0	(24)	0	0	1,236	1,212

	$0	$(24)	$(2,487)	$0	$8,915	$6,404

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,729)	$0	$(3,729)
Purchased Options	0	0	0	64	9,044	9,108
Written Options	0	0	0	363	(9,793)	(9,430)
Swap Agreements	0	(312)	14,774	0	174	14,636

	$0	$(312)	$14,774	$(3,302)	$(575)	$10,585

	$0	$(336)	$12,287	$(3,302)	$8,340	$16,989

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,819	$0	$2,819
Corporate Bonds & Notes
Banking & Finance	0	168,670	0	168,670
Industrials	0	72,554	0	72,554
Utilities	0	18,240	0	18,240
Municipal Bonds & Notes
Illinois	0	614	0	614
U.S. Government Agencies	0	538,244	0	538,244
U.S. Treasury Obligations	0	621,237	0	621,237
Non-Agency Mortgage-Backed Securities	0	98,516	0	98,516
Asset-Backed Securities	0	173,198	0	173,198
Sovereign Issues	0	54,674	0	54,674
Short-Term Instruments
Certificates of Deposit	0	1,804	0	1,804
Commercial Paper	0	9,801	0	9,801
Repurchase Agreements	0	2,180	0	2,180
U.S. Treasury Bills	0	7,106	0	7,106

	$0	$1,769,657	$0	$1,769,657

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$248,054	$0	$0	$248,054

Total Investments	$248,054	$1,769,657	$0	$2,017,711

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(12,624)	$0	$(12,624)
U.S. Government Agencies	0	(5,789)	0	(5,789)
U.S. Treasury Obligations	0	(1,766)	0	(1,766)

	$0	$(20,179)	$0	$(20,179)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,041	286	0	2,327
Over the counter	0	43,995	0	43,995

	$2,041	$44,281	$0	$46,322

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(723)	(263)	0	(986)
Over the counter	0	(40,903)	0	(40,903)

	$(723)	$(41,166)	$0	$(41,889)

Total Financial Derivative Instruments	$1,318	$3,115	$0	$4,433

Totals	$249,372	$1,752,593	$0	$2,001,965

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	137

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the Funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

138	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE Low Volatility PLUS Fund	Quarterly	Quarterly

PIMCO RAE Low Volatility PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE Low Volatility PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	139

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

140	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	141

Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

142	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$217,341	$3,267	$0	$0	$88	$220,696	$3,266	$0

PIMCO RAE Low Volatility PLUS EMG Fund	127,057	1,794	(32,500)	(174)	209	96,386	1,794	0

PIMCO RAE Low Volatility PLUS International Fund	47,204	709	0	0	19	47,932	709	0

PIMCO RAE PLUS Fund	270,864	4,071	0	0	110	275,045	4,071	0

PIMCO RAE PLUS EMG Fund	293,687	4,414	0	0	119	298,220	4,414	0

PIMCO RAE PLUS Small Fund	14,068	212	0	0	6	14,286	211	0

PIMCO RAE Worldwide Long/Short PLUS Fund	153,983	2,314	0	0	63	156,360	2,314	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$303,564	$750,109	$(468,700)	$20	$144	$585,137	$5,611	$0

PIMCO RAE Low Volatility PLUS Fund	6,255	39,168	(38,500)	5	(4)	6,924	69	0

PIMCO RAE Low Volatility PLUS EMG Fund	126	172,741	(171,766)	0	0	1,101	52	0

PIMCO RAE Low Volatility PLUS International Fund	183	172,958	(143,301)	2	4	29,846	257	0

PIMCO RAE PLUS Fund	320,238	519,866	(711,100)	117	(45)	129,076	2,567	0

PIMCO RAE PLUS EMG Fund	196,002	1,230,094	(1,425,900)	169	(147)	218	1,395	0

PIMCO RAE PLUS International Fund	66,614	229,985	(189,300)	27	13	107,339	1,385	0

PIMCO RAE PLUS Small Fund	36,059	82,448	(80,901)	9	5	37,620	448	0

PIMCO RAE Worldwide Long/Short PLUS Fund	188,481	731,082	(827,900)	128	(97)	91,694	1,582	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	143

Notes to Financial Statements (Cont.)

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

144	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	145

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the

146	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	147

Notes to Financial Statements (Cont.)

and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are

148	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	149

Notes to Financial Statements (Cont.)

the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked

150	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

New/Small Fund	—	X	—	—	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	—	X	—

Management	X	X	X	X	X	X	X	X	X

Model	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	151

Notes to Financial Statements (Cont.)

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

152	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Fund’s sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	153

Notes to Financial Statements (Cont.)

and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	0.35%	N/A		N/A	0.40%	N/A	N/A
PIMCO RAE Low Volatility PLUS Fund	0.54%	0.25%	N/A	N/A		N/A	0.40%	N/A	N/A
PIMCO RAE Low Volatility PLUS EMG Fund(1)	0.85%	0.30%	N/A	N/A		N/A	N/A	N/A	N/A
PIMCO RAE Low Volatility PLUS International Fund	0.57%	0.25%	0.35%	N/A		N/A	N/A	N/A	N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45%	(2)	0.25%	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.85%	0.30%	0.40%	N/A		N/A	0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		N/A	0.35%	N/A	0.35%	*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		N/A	0.35%	0.35%	0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A		N/A	0.40%	0.40%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, effective July 31, 2019 through July 31, 2020, to waive its Investment Advisory Fee by 0.05% of the average daily net assets of the Fund. Prior to July 31, 2019, PIMCO contractually agreed to reduce its Investment Advisory Fee by 0.15% of the average daily net assets of the Fund.

(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

154	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its Investment Advisory Fee for the PIMCO RAE Low Volatility PLUS EMG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Low Volatility PLUS EMG Fund	$4,328	$1,956	$1,083	$7,367

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	155

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$4,633	$15,187

PIMCO RAE Low Volatility PLUS Fund	0	9,811

PIMCO RAE Low Volatility PLUS EMG Fund	0	7,387

PIMCO RAE Low Volatility PLUS International Fund	0	5,305

PIMCO RAE PLUS Fund	1,393	17,033

PIMCO RAE PLUS EMG Fund	3,563	31,769

PIMCO RAE PLUS International Fund	0	2,634

PIMCO RAE PLUS Small Fund	854	1,381

PIMCO RAE Worldwide Long/Short PLUS Fund	14,076	16,758

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$3,312,357	$3,004,262	$158,864	$50,725

PIMCO RAE Low Volatility PLUS Fund	114,520	160,979	2,479	48,897

PIMCO RAE Low Volatility PLUS EMG Fund	1,404,739	1,341,446	23,662	58,911

PIMCO RAE Low Volatility PLUS International Fund	958,438	913,394	20,654	29,576

PIMCO RAE PLUS Fund	3,082,443	2,916,040	58,750	56,496

PIMCO RAE PLUS EMG Fund	5,569,768	5,365,100	136,364	82,269

PIMCO RAE PLUS International Fund	870,726	831,301	13,419	15,349

PIMCO RAE PLUS Small Fund	287,564	271,183	17,171	5,481

PIMCO RAE Worldwide Long/Short PLUS Fund	2,628,237	2,511,144	131,150	51,564

†	A zero balance may reflect actual amounts rounding to less than one thousand.

156	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund						PIMCO RAE Low Volatility PLUS Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019				Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	49,050	$476,282	49,150		$492,273		413	$3,678	4,691		$47,711

I-2	12	111	26		259		0	0	0		0

Class A	4	41	172		1,699		305	2,650	764		8,150

Class C	0	0	4	(a)	45	(a)	0	0	72	(a)	840	(a)
Issued as reinvestment of distributions

Institutional Class	0	0	824		8,245		45	398	3,558		32,856

I-2	0	0	1		8		0	0	0		0

Class A	0	0	3		27		46	402	493		4,268

Class C	0	0	0	(a)	0	(a)	0	0	13	(a)	148	(a)
Cost of shares redeemed

Institutional Class	(7,605)	(73,595)	(31,571)		(318,025)		(9,354)	(83,608)	(16,021)		(179,165)

I-2	(47)	(451)	(195)		(1,968)		0	0	0		0

Class A	(211)	(1,993)	(472)		(4,656)		(224)	(1,946)	(1,279)		(12,320)

Class C	0	0	(485	)(a)	(4,783	)(a)	0	0	(481	)(a)	(5,500	)(a)

Net increase (decrease) resulting from Fund share transactions	41,203	$400,395	17,457		$173,124		(8,769)	$(78,426)	(8,190)		$(103,012)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	157

Notes to Financial Statements (Cont.)

	PIMCO RAE Low Volatility PLUS EMG Fund				PIMCO RAE Low Volatility PLUS International Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,830	$31,027	9,833	$93,754	8,552	$67,120	11,319	$101,736

I-2	0	0	0	0	391	3,061	1,786	18,009

I-3	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Class A	0	0	0	0	0	0	0	0

Class C	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions

Institutional Class	735	6,002	13,822	119,981	762	6,043	19,277	149,521

I-2	0	0	0	0	20	157	408	3,105

I-3	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Class A	0	0	0	0	0	0	0	0

Class C	0	0	0	0	0	0	0	0
Cost of shares redeemed

Institutional Class	(14,011)	(116,775)	(38,024)	(375,441)	(8,238)	(65,064)	(28,554)	(277,235)

I-2	0	0	0	0	(73)	(574)	(1,333)	(12,988)

I-3	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Class A	0	0	0	0	0	0	0	0

Class C	0	0	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(9,446)	$(79,746)	(14,369)	$(161,706)	1,414	$10,743	2,903	$(17,852)

158	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

PIMCO RAE PLUS Fund					PIMCO RAE PLUS EMG Fund				PIMCO RAE PLUS International Fund

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,611	$39,595	22,051	$165,951		14,974	$140,895	134,615	$1,369,777	13,735	$97,385	28,609	$227,903

13,200	92,762	18,400	132,495		667	6,657	2,415	24,219	72	508	703	5,999

99	689	321	2,343	(b)	0	0	0	0	0	0	0	0

35	235	466	3,392		0	0	0	0	0	0	0	0

5,395	36,175	18,207	128,888		2,269	21,270	7,925	83,006	119	839	745	5,818

1,023	6,223	6,830	44,914		13	124	91	901	0	0	0	0

734	5,255	8,158	54,935		0	0	8,039	79,543	555	3,909	10,101	73,071

477	3,383	4,042	26,981		0	0	62	619	5	37	132	977

3	24	19	126	(b)	0	0	0	0	0	0	0	0

8	58	527	3,456		0	0	0	0	0	0	0	0

934	6,323	11,221	71,492		0	0	48	479	8	54	235	1,749

350	2,159	5,592	32,406		0	0	8	75	0	0	0	0

(13,765)	(95,852)	(20,846)	(145,434)		(55,676)	(557,396)	(50,060)	(499,793)	(10,546)	(75,027)	(42,957)	(400,666)

(9,807)	(68,947)	(14,984)	(105,610)		(833)	(8,340)	(4,980)	(52,125)	(187)	(1,296)	(580)	(4,870)

(65)	(447)	(68)	(469	)(b)	0	0	0	0	0	0	0	0

(69)	(476)	(4,790)	(33,013)		0	0	0	0	0	0	0	0

(18,649)	(125,154)	(28,212)	(195,465)		(2,584)	(24,495)	(8,442)	(88,775)	(497)	(3,501)	(652)	(5,435)

(7,352)	(44,775)	(13,744)	(87,405)		(126)	(1,162)	(177)	(1,760)	0	0	0	0

(21,838)	$(142,770)	13,190	$99,983		(41,296)	$(422,447)	89,544	$916,166	3,264	$22,908	(3,664)	$(95,454)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	159

Notes to Financial Statements (Cont.)

	PIMCO RAE PLUS Small Fund				PIMCO RAE Worldwide Long/Short PLUS Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)			Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Receipts for shares sold

Institutional Class	1,705	$17,421	7,266	$75,125	2,175	$22,111		76,674	$761,909

I-2	125	1,291	433	5,124	1	10	(c)	0	0

Class A	134	1,362	1,438	16,477	1	10	(d)	0	0

Class C	11	111	154	1,742	1	10	(e)	0	0
Issued as reinvestment of distributions

Institutional Class	128	1,335	862	9,051	4,949	50,002		2,067	20,902

I-2	4	41	52	544	0	0	(c)	0	0

Class A	10	107	133	1,391	0	0	(d)	0	0

Class C	2	16	31	315	0	0	(e)	0	0
Cost of shares redeemed

Institutional Class	(1,091)	(11,315)	(1,922)	(21,677)	(16,041)	(162,468)		(19,259)	(194,640)

I-2	(144)	(1,485)	(250)	(2,780)	0	0	(c)	0	0

Class A	(387)	(3,989)	(947)	(10,717)	0	0	(d)	0	0

Class C	(59)	(590)	(71)	(778)	0	0	(e)	0	0

Net increase (decrease) resulting from Fund share transactions	438	$4,305	7,179	$73,817	(8,914)	$(90,325)		59,482	$588,171

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)	Inception date of I-3 was April 27, 2018.
(c)	Inception date of I-2 was August 23, 2019.
(d)	Inception date of Class A was August 23, 2019.
(e)	Inception date of Class C was August 23, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	96%

PIMCO RAE Low Volatility PLUS EMG Fund	0	2	0%	97%

PIMCO RAE Low Volatility PLUS International Fund	0	2	0%	92%

PIMCO RAE PLUS EMG Fund	0	2	0%	90%

PIMCO RAE PLUS International Fund	0	2	0%	89%

PIMCO RAE PLUS Small Fund	0	1	0%	30%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	94%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

160	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2019 (Unaudited)

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$573,719	$203,094

PIMCO RAE Low Volatility PLUS Fund	0	2,763

PIMCO RAE Low Volatility PLUS EMG Fund	0	0

PIMCO RAE Low Volatility PLUS International Fund	0	4,433

PIMCO RAE PLUS Fund	0	0

PIMCO RAE PLUS EMG Fund	0	171,671

PIMCO RAE PLUS International Fund	19,400	0

PIMCO RAE PLUS Small Fund*	10,988	9,119

PIMCO RAE Worldwide Long/Short PLUS Fund	73,114	28,896

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and built-in loss under Code section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

PIMCO RAE Fundamental Advantage PLUS Fund	$2,550,841	$125,412	$(159,055)	$(33,643)

PIMCO RAE Low Volatility PLUS Fund	19,619	2,194	(1,080)	1,114

PIMCO RAE Low Volatility PLUS EMG Fund	1,018,047	45,881	(68,491)	(22,610)

PIMCO RAE Low Volatility PLUS International Fund	640,895	50,118	(29,639)	20,479

PIMCO RAE PLUS Fund	1,984,068	99,973	(97,585)	2,388

PIMCO RAE PLUS EMG Fund	3,543,920	170,508	(156,280)	14,228

PIMCO RAE PLUS International Fund	539,693	25,424	(31,753)	(6,329)

PIMCO RAE PLUS Small Fund	210,318	11,396	(9,248)	2,148

PIMCO RAE Worldwide Long/Short PLUS Fund	1,959,314	108,653	(89,849)	18,804

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

On November 5, 2019, the Board approved the liquidation of the I-2 shares of PIMCO RAE Fundamental Advantage PLUS Fund. The liquidation of the I-2 shares is expected to occur on or about February 7, 2020.

On November 5, 2019, the Board approved the liquidation of each of the PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund and PIMCO RAE Low Volatility PLUS International Fund. The liquidation of these Funds is expected to occur on or about February 7, 2020.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	161

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	RBC	Royal Bank of Canada

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland PLC

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

BSN	Bank of Nova Scotia	JPS	JP Morgan Securities, Inc.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TOR	Toronto Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index

ARLLMONP	Argentina Blended Policy Rate	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

BADLARPP	Argentina Badlar Floating Rate Notes	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	US0003M	3 Month USD Swap Rate

ERADXULT	eRAFI International Large Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF	US0006M	6 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ADR	American Depositary Receipt	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	SP - ADR	Sponsored American Depositary Receipt

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	UMBS	Uniform Mortgage-Backed Security

162	PIMCO FUNDAMENTAL INDEX FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	163

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

164	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	165

Approval of Investment Advisory Contract and Other Agreements (Cont.)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total

166	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	167

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

168	PIMCO FUNDAMENTAL INDEX FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4004SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		16

Benchmark Descriptions		18

Financial Highlights		20

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		171

Glossary		198

Approval of Investment Advisory Contract and Other Agreements		199

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	8	36

PIMCO Emerging Markets Corporate Bond Fund	9	53

PIMCO Emerging Markets Currency and Short-Term Investments Fund	10	62

PIMCO Emerging Markets Full Spectrum Bond Fund	11	81

PIMCO Global Advantage® Strategy Bond Fund	12	84

PIMCO Global Bond Opportunities Fund (Unhedged)	13	105

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	14	126

PIMCO International Bond Fund (Unhedged)	15	148

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by

2	PIMCO INTERNATIONAL BOND FUNDS

the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO International Bond Fund (Unhedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged) and PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds or series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any actively-managed funds of the PIMCO ETF Trust (collectively, “Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the

4	PIMCO INTERNATIONAL BOND FUNDS

classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

A Fund may invest significantly in securities that are economically tied to Argentina and thus may be subject to various risks, such as political, economic, legal, market, and currency risks. Currently, investments in Argentina are particularly subject to effects from the country’s high inflation, economic instability, and political unrest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the Funds (Cont.)

purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a

Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (Unhedged)	11/23/93	11/23/93	—	—	07/31/96	01/31/18	—	Non-diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures

(“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent

6	PIMCO INTERNATIONAL BOND FUNDS

twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2019†§

United States‡	16.0%

Mexico	7.5%

Indonesia	7.0%

Turkey	5.9%

Brazil	3.9%

Russia	3.5%

Ukraine	3.3%

South Africa	3.3%

Luxembourg	2.8%

Oman	2.8%

Dominican Republic	2.5%

Cayman Islands	2.5%

Argentina	2.5%

Egypt	2.3%

Chile	2.2%

Qatar	2.2%

Peru	2.0%

Nigeria	1.6%

Azerbaijan	1.5%

Colombia	1.3%

Ghana	1.3%

Romania	1.3%

Ecuador	1.2%

Guatemala	1.2%

China	1.2%

Uruguay	1.1%

Saudi Arabia	1.1%

Sri Lanka	1.0%

Other	12.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	4.79%	10.12%	4.74%	6.05%	9.06%
PIMCO Emerging Markets Bond Fund I-2	4.74%	10.01%	4.63%	5.94%	8.95%
PIMCO Emerging Markets Bond Fund I-3	4.73%	9.97%	4.58%	5.89%	8.90%
PIMCO Emerging Markets Bond Fund Class A	4.60%	9.72%	4.35%	5.63%	8.63%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	0.68%	5.60%	3.56%	5.23%	8.44%
PIMCO Emerging Markets Bond Fund Class C	4.21%	8.90%	3.58%	4.84%	7.82%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	3.21%	7.90%	3.58%	4.84%	7.82%
JPMorgan Emerging Markets Bond Index (EMBI) Global	5.15%	10.74%	5.10%	6.51%	7.90%
Lipper Emerging Market Hard Currency Debt Funds Average	3.82%	8.79%	3.38%	5.02%	7.01%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for the Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.22% for Class A shares and 1.97% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Overweight exposure to Brazilian quasi-sovereign debt and exposure to corporate debt contributed to performance, as the Brazilian sub-index of the JP Morgan EMBI Global outperformed the broader index and as the Brazilian sub-index of the JP Morgan Corporate EMBI Diversified outperformed the broader index.

»	Overweight exposure to Ukrainian external sovereign debt contributed to performance, as the Ukrainian sub-index of the JP Morgan EMBI Global outperformed the broader index.

»	Overweight exposure to Argentine external sovereign debt detracted from performance, as the Argentine sub-index of the JP Morgan EMBI Global underperformed the broader index.

»	Underweight Exposure to U.S. duration detracted from performance, as U.S. interest rates decreased.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2019†§

United States‡	17.4%

Cayman Islands	11.7%

Brazil	7.4%

Turkey	5.9%

Luxembourg	5.7%

Netherlands	4.5%

South Africa	3.9%

United Kingdom	3.7%

Singapore	3.6%

Ireland	3.4%

Mexico	2.9%

Russia	2.9%

Argentina	2.9%

Mauritius	2.6%

Supranational	2.3%

Canada	1.9%

Virgin Islands (British)	1.6%

Indonesia	1.5%

Chile	1.5%

Austria	1.4%

China	1.3%

India	1.1%

United Arab Emirates	1.1%

Other	7.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	4.70%	9.30%	3.46%	5.17%	5.98%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	5.58%	11.16%	5.42%	6.68%	7.69%
Lipper Emerging Market Hard Currency Debt Funds Average	3.82%	8.79%	3.38%	5.02%	6.07%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.98% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to Ukrainian external sovereign debt contributed to performance, as the Ukrainian sub-index of the JP Morgan EMBI Global outperformed the broader index.

»	Overweight exposure to Brazilian corporate debt contributed to performance, as the Brazilian sub-index of the JP Morgan Corporate EMBI Diversified outperformed the broader index.

»	Security selection within South African corporate debt, specifically holdings of Petra Diamond debt, detracted from performance, as Petra Diamond corporate bond prices decreased.

»	Overweight exposure to Argentine corporate debt detracted from performance, as the Argentine sub-index of the JP Morgan Corporate EMBI Diversified underperformed the broader index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2019†§

United States‡	26.4%

Brazil	18.1%

Colombia	5.1%

Hungary	4.0%

Czech Republic	3.8%

Peru	3.7%

Germany	2.8%

United Kingdom	2.7%

China	2.6%

Dominican Republic	2.5%

India	2.0%

Canada	1.9%

Cayman Islands	1.8%

Indonesia	1.6%

Qatar	1.5%

Denmark	1.2%

Other	13.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	(0.60)%	2.20%	0.06%	0.96%	2.81%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	(0.65)%	2.10%	(0.04)%	0.86%	2.71%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	(0.80)%	1.80%	(0.34)%	0.56%	2.40%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	(4.52)%	(2.02)%	(1.10)%	0.18%	2.13%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	(0.06)%	2.63%	(0.21)%	0.36%	2.86%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	(0.06)%	2.63%	(0.21)%	0.26%	2.70%
Lipper Alternative Currency Strategies Average	(0.40)%	1.34%	(0.78)%	(0.67)%	1.23%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.88% for the Institutional Class shares, 0.98% for I-2 shares, and 1.28% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Overweight exposure to the Peruvian sol and long exposure to Peruvian local rates contributed to performance, as the Peruvian local currency return sub-index outperformed the broader index and as local rates decreased.

»	Long exposure to the Egyptian pound contributed to performance, as the Egyptian local currency return sub-index outperformed the broader index.

»

Overweight exposure to the Argentine peso and exposure to Argentine local rates via floating rate notes detracted from performance, as the Argentine local currency return sub-index underperformed the broader index and as Argentine floating rate note prices decreased.

»

Underweight exposure to the Mexican peso and short exposure to Mexican duration detracted from performance, as the Mexican local currency return sub-index outperformed the broader index and as local rates decreased.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings

as of September 30, 2019†§

PIMCO Emerging Markets Local Currency and Bond Fund	50.8%

PIMCO Emerging Markets Bond Fund	25.6%

PIMCO Emerging Markets Corporate Bond Fund	21.0%
†	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	5.27%	10.61%	1.79%	0.60%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	5.11%	10.61%	2.96%	1.71%
Lipper Emerging Market Hard Currency Debt Funds Average	3.82%	8.79%	3.38%	2.03%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), was 1.85% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Relative outperformance of PIMCO’s Emerging Market Local Bond Fund relative to the JP Morgan GBI-EM Global Diversified contributed to performance.

»	Relative outperformance of PIMCO’s Emerging Market External Bond Fund relative to the JP Morgan EMBI global contributed to performance.

»	Underweight exposure to emerging market corporate strategies detracted from performance, as the JP Morgan CEMBI Diversified outperformed the fund’s index.

»	Relative underperformance of PIMCO’s Emerging Market Corporate Bond Fund relative to the JP Morgan CEMBI Diversified detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
I-2 - PGBPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2019†§

United States‡	48.3%

United Kingdom	8.4%

Japan	5.4%

Italy	4.0%

Cayman Islands	3.3%

Spain	2.9%

Denmark	2.8%

Brazil	2.6%

Indonesia	2.4%

China	2.0%

Saudi Arabia	1.6%

Ireland	1.1%

Netherlands	1.1%

Peru	1.0%

Kuwait	1.0%

Other	10.1%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	4.36%	7.90%	2.42%	3.11%	4.31%
PIMCO Global Advantage® Strategy Bond Fund I-2	4.31%	7.79%	2.32%	3.01%	4.20%
PIMCO Global Advantage® Strategy Bond Fund Class A	4.15%	7.47%	2.01%	2.70%	3.90%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	0.25%	3.45%	1.24%	2.31%	3.52%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	4.03%	7.60%	1.99%	2.34%	3.24%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	4.99%	9.87%	2.89%	3.64%	4.36%
Lipper Global Income Funds Average	4.33%	7.66%	2.24%	3.14%	4.41%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for the Institutional Class shares, 0.95% for I-2 shares, and 1.25% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the euro and the British pound contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Long exposure to duration in Peru contributed to relative performance, as yields decreased.

»	Underweight exposure to duration in periphery eurozone countries in the beginning of the reporting period, specifically Italy, detracted from relative performance as yields fell.

»	Underweight exposure to the Japanese yen detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Positions in inflation-linked securities — specifically U.S. Treasury Inflation-Protected Securities — detracted from relative performance, as break-even U.S. interest rates decreased.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (Unhedged)

Institutional Class - PIGLX	Class A - PAGPX
Administrative Class - PADMX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2019†§

United States‡	49.6%

United Kingdom	7.3%

Japan	5.5%

Spain	3.9%

France	3.9%

China	3.1%

Cayman Islands	3.1%

Italy	2.7%

Denmark	2.3%

Brazil	2.0%

Netherlands	1.9%

Qatar	1.2%

Germany	1.0%

Other	9.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Opportunities Fund (Unhedged) Institutional Class	1.58%	1.87%	1.74%	3.31%	5.63%
PIMCO Global Bond Opportunities Fund (Unhedged) Administrative Class	1.46%	1.61%	1.49%	3.06%	5.38%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A	1.38%	1.46%	1.34%	2.90%	5.22%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A (adjusted)	(2.44)%	(2.34)%	0.55%	2.51%	5.06%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	4.03%	7.60%	1.99%	2.34%	4.83%♦
Lipper Global Income Funds Average	4.33%	7.66%	2.24%	3.14%	4.93%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for the Institutional Class shares, 0.97% for Administrative Class shares, and 1.12% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the euro contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure in Australia contributed to relative performance, as U.S. interest rates decreased.

»	Selection within corporate credit, particularly overweight exposure to financial credits, contributed to relative performance, as spreads decreased.

»	Curve positioning in the U.S. — particularly underweight exposure to the long-end of the yield curve (notably the 30-year) — detracted from relative performance, as 30-year U.S. yields decreased.

»

Overweight exposure to select developed market currencies, particularly Swedish krona and Norwegian krone detracted from relative performance, as these currencies depreciated relative to the U.S. dollar.

»	Underweight exposure to duration in periphery eurozone countries in the beginning of the reporting period, specifically Italy, detracted from relative performance, as yields decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown

as of September 30, 2019†§

United States‡	56.2%

Japan	6.1%

United Kingdom	6.0%

Spain	4.9%

China	3.2%

Cayman Islands	2.6%

Brazil	2.5%

Denmark	2.1%

Netherlands	1.9%

Italy	1.8%

Ireland	1.1%

Qatar	1.1%

France	1.1%

Other	7.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	3.32%	5.30%	3.78%	5.22%	6.30%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	3.27%	5.20%	3.68%	5.12%	6.19%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	3.19%	5.04%	3.52%	4.96%	6.03%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	3.14%	4.93%	3.42%	4.85%	5.89%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	(0.73)%	1.00%	2.63%	4.45%	5.73%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	2.76%	4.16%	2.65%	4.07%	5.10%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	1.76%	3.16%	2.65%	4.07%	5.10%
Bloomberg Barclays Global Aggregate (USD Hedged) Index	5.59%	10.65%	4.12%	4.17%	5.45%♦
Lipper Global Income Funds Average	4.33%	7.66%	2.24%	3.14%	4.93%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 09/30/1995

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for the Institutional Class shares, 0.72% for I-2 shares, 0.87% for Administrative Class shares, 0.97% for Class A shares and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to duration in Australia contributed to relative performance, as U.S. interest rates decreased.

»	Selection within corporate credit, particularly overweight exposure to financial credits, contributed to relative performance, as spreads increased.

»	Underweight exposure to the euro contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Curve positioning in the U.S. — particularly underweight exposure to the long-end of the yield curve (notably the 30-year) — detracted from relative performance, as the 30-year U.S. yield decreased.

»	Underweight exposure to duration in periphery eurozone countries in the beginning of the reporting period, specifically Italy, detracted from relative performance, as yields decreased.

»	Underweight exposure to duration in Japan detracted from relative performance, as yields decreased.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2019†§

United States‡	42.5%

Japan	12.9%

United Kingdom	8.3%

Spain	5.1%

China	4.0%

Denmark	3.0%

Italy	2.6%

France	2.4%

Cayman Islands	2.4%

Brazil	2.0%

Netherlands	1.9%

Qatar	1.5%

South Korea	1.5%

Canada	1.4%

Other	7.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	1.59%	2.87%	1.04%	2.88%	4.31%
PIMCO International Bond Fund (Unhedged) I-2	1.54%	2.76%	0.94%	2.78%	4.21%
PIMCO International Bond Fund (Unhedged) I-3	1.52%	2.72%	0.89%	2.72%	4.15%
PIMCO International Bond Fund (Unhedged) Administrative Class	1.46%	2.61%	0.79%	2.63%	4.05%
PIMCO International Bond Fund (Unhedged) Class A	1.39%	2.46%	0.64%	2.46%	3.88%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	(2.41)%	(1.38)%	(0.13)%	2.07%	3.62%
PIMCO International Bond Fund (Unhedged) Class C	1.01%	1.70%	(0.11)%	1.70%	3.10%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	0.01%	0.72%	(0.11)%	1.70%	3.10%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	2.82%	5.34%	0.87%	1.27%	3.28%
Lipper International Income Funds Average	2.52%	5.77%	1.14%	2.58%	4.41%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.66% for the Institutional Class shares, 0.76% for I-2 shares, 0.86% for I-3 shares, 0.91% for Administrative Class shares, 1.06% for Class A shares, and 1.81% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the euro contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure to core eurozone duration contributed to relative performance as core eurozone yields — as shown by the euro swaps curve — decreased.

»

Underweight exposure to basket of Asian currencies towards the beginning and end of the reporting period — particularly to the Korean won — contributed to relative performance, as the currency depreciated against the U.S. dollar.

»

Overweight exposure to select developed market currencies, particularly Swedish krona and Norwegian krone detracted from relative performance, as these currencies depreciated relative to the U.S. dollar.

»	Underweight exposure to the Japanese yen detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Overweight exposure to select Dollar Block currencies, particularly the Australian dollar, detracted from relative performance, as the currency depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,047.90	$4.30	$1,000.00	$1,020.80	$4.24	0.84%
I-2	1,000.00	1,047.40	4.81	1,000.00	1,020.30	4.75	0.94
I-3	1,000.00	1,047.30	5.07	1,000.00	1,020.05	5.00	0.99
Class A	1,000.00	1,046.00	6.19	1,000.00	1,018.95	6.11	1.21
Class C	1,000.00	1,042.10	10.01	1,000.00	1,015.20	9.87	1.96

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,047.00	$5.37	$1,000.00	$1,019.75	$5.30	1.05%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$994.00	$4.39	$1,000.00	$1,020.60	$4.45	0.88%
I-2	1,000.00	993.50	4.88	1,000.00	1,020.10	4.95	0.98
Class A	1,000.00	992.00	6.37	1,000.00	1,018.60	6.46	1.28

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,052.70	$0.36	$1,000.00	$1,024.65	$0.35	0.07%

16	PIMCO INTERNATIONAL BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,043.60	$4.50	$1,000.00	$1,020.60	$4.45	0.88%
I-2	1,000.00	1,043.10	5.01	1,000.00	1,020.10	4.95	0.98
Class A	1,000.00	1,041.50	6.53	1,000.00	1,018.60	6.46	1.28

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class	$1,000.00	$1,015.80	$3.43	$1,000.00	$1,021.60	$3.44	0.68%
Administrative Class	1,000.00	1,014.60	4.68	1,000.00	1,020.35	4.70	0.93
Class A	1,000.00	1,013.80	5.44	1,000.00	1,019.60	5.45	1.08

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,033.20	$3.10	$1,000.00	$1,021.95	$3.08	0.61%
I-2	1,000.00	1,032.70	3.61	1,000.00	1,021.45	3.59	0.71
Administrative Class	1,000.00	1,031.90	4.37	1,000.00	1,020.70	4.34	0.86
Class A	1,000.00	1,031.40	4.88	1,000.00	1,020.20	4.85	0.96
Class C	1,000.00	1,027.60	8.67	1,000.00	1,016.45	8.62	1.71

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,015.90	$3.23	$1,000.00	$1,021.80	$3.23	0.64%
I-2	1,000.00	1,015.40	3.73	1,000.00	1,021.30	3.74	0.74
I-3	1,000.00	1,015.20	3.98	1,000.00	1,021.05	3.99	0.79
Administrative Class	1,000.00	1,014.60	4.48	1,000.00	1,020.55	4.50	0.89
Class A	1,000.00	1,013.90	5.24	1,000.00	1,019.80	5.25	1.04
Class C	1,000.00	1,010.10	9.00	1,000.00	1,016.05	9.02	1.79

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets — Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Barclays Global Aggregate (USD Hedged) Index	Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate (USD Unhedged) Index	Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.
*	It is not possible to invest directly in an unmanaged index.

18	PIMCO INTERNATIONAL BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.27	$0.23	$0.26	$0.49	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2019	10.39	0.43	(0.11)	0.32	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.70	0.55	0.76	1.31	(0.45)	0.00	(0.13)	(0.58)

03/31/2016	10.23	0.48	(0.45)	0.03	(0.51)	(0.05)	0.00	(0.56)

03/31/2015	10.83	0.51	(0.42)	0.09	(0.56)	(0.13)	0.00	(0.69)
I-2

04/01/2019 - 09/30/2019+	10.27	0.23	0.25	0.48	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.39	0.42	(0.11)	0.31	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)

03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)

03/31/2015	10.83	0.50	(0.43)	0.07	(0.54)	(0.13)	0.00	(0.67)
I-3

04/01/2019 - 09/30/2019+	10.27	0.22	0.26	0.48	(0.23)	0.00	0.00	(0.23)

04/27/2018 - 03/31/2019	10.25	0.40	0.01	0.41	(0.39)	0.00	0.00	(0.39)
Class A

04/01/2019 - 09/30/2019+	10.27	0.21	0.26	0.47	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.39	0.39	(0.11)	0.28	(0.40)	0.00	0.00	(0.40)

03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)

03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)

03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
Class C

04/01/2019 - 09/30/2019+	10.27	0.17	0.26	0.43	(0.18)	0.00	0.00	(0.18)

03/31/2019	10.39	0.31	(0.10)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)

03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)

03/31/2015	10.83	0.39	(0.43)	(0.04)	(0.43)	(0.13)	0.00	(0.56)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.50	$0.26	$0.23	$0.49	$(0.25)	$0.00	$0.00	$(0.25)

03/31/2019	10.55	0.52	(0.07)	0.45	(0.50)	0.00	0.00	(0.50)

03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.83	0.48	0.76	1.24	(0.49)	0.00	0.00	(0.49)

03/31/2016	10.52	0.48	(0.68)	(0.20)	(0.49)	0.00	0.00	(0.49)

03/31/2015	11.35	0.48	(0.78)	(0.30)	(0.53)	0.00	0.00	(0.53)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

04/01/2019 - 09/30/2019+	$8.05	$0.18	$(0.23)	$(0.05)	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2019	9.62	0.34	(0.90)	(0.56)	(0.93)	0.00	(0.08)	(1.01)

03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)

03/31/2017	8.75	0.28	0.30	0.58	(0.26)	0.00	0.00	(0.26)

03/31/2016	9.09	0.22	(0.34)	(0.12)	(0.08)	0.00	(0.14)	(0.22)

03/31/2015	10.18	0.21	(1.08)	(0.87)	(0.22)	0.00	0.00	(0.22)
I-2

04/01/2019 - 09/30/2019+	8.05	0.18	(0.23)	(0.05)	(0.17)	0.00	0.00	(0.17)

03/31/2019	9.62	0.33	(0.90)	(0.57)	(0.92)	0.00	(0.08)	(1.00)

03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)

03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)

03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00	(0.14)	(0.21)

03/31/2015	10.18	0.19	(1.07)	(0.88)	(0.21)	0.00	0.00	(0.21)
Class A

04/01/2019 - 09/30/2019+	8.05	0.16	(0.22)	(0.06)	(0.16)	0.00	0.00	(0.16)

03/31/2019	9.62	0.30	(0.89)	(0.59)	(0.90)	0.00	(0.08)	(0.98)

03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)

03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)

03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)

03/31/2015	10.18	0.16	(1.07)	(0.91)	(0.18)	0.00	0.00	(0.18)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.52	4.79%	$1,695,296	0.84	%*	0.84	%*	0.83	%*	0.83	%*	4.45	%*	30%

10.27	3.28	1,834,852	0.85		0.85		0.83		0.83		4.30		26

10.39	4.48	1,531,972	0.84		0.84		0.83		0.83		4.50		30

10.43	13.78	1,400,479	0.83		0.83		0.83		0.83		5.37		44

9.70	0.45	1,032,754	0.83		0.83		0.83		0.83		4.89		43

10.23	0.69	1,635,008	0.83		0.83		0.83		0.83		4.67		22

10.52	4.74	151,960	0.94	*	0.94	*	0.93	*	0.93	*	4.34	*	30

10.27	3.18	121,082	0.95		0.95		0.93		0.93		4.19		26

10.39	4.38	117,780	0.94		0.94		0.93		0.93		4.41		30

10.43	13.66	114,136	0.93		0.93		0.93		0.93		5.26		44

9.70	0.36	113,311	0.93		0.93		0.93		0.93		4.76		43

10.23	0.59	199,908	0.93		0.93		0.93		0.93		4.64		22

10.52	4.73	2,117	0.99	*	1.04	*	0.98	*	1.03	*	4.29	*	30

10.27	4.22	1,054	1.00	*	1.05	*	0.98	*	1.03	*	4.33	*	26

10.52	4.60	229,285	1.21	*	1.21	*	1.20	*	1.20	*	4.08	*	30

10.27	2.90	237,364	1.22		1.22		1.20		1.20		3.91		26

10.39	4.10	273,186	1.21		1.21		1.20		1.20		4.17		30

10.43	13.36	153,067	1.20		1.20		1.20		1.20		5.00		44

9.70	0.09	162,167	1.20		1.20		1.20		1.20		4.50		43

10.23	0.30	211,391	1.25	(d)	1.25	(d)	1.25	(d)	1.25	(d)	4.30		22

10.52	4.21	26,966	1.96	*	1.96	*	1.95	*	1.95	*	3.33	*	30

10.27	2.14	31,351	1.97		1.97		1.95		1.95		3.15		26

10.39	3.33	41,967	1.96		1.96		1.95		1.95		3.42		30

10.43	12.51	65,724	1.95		1.95		1.95		1.95		4.25		44

9.70	(0.66)	71,150	1.95		1.95		1.95		1.95		3.78		43

10.23	(0.45)	97,383	2.00	(d)	2.00	(d)	2.00	(d)	2.00	(d)	3.57		22

$10.74	4.70%	$126,037	1.05	%*	1.05	%*	0.90	%*	0.90	%*	4.89	%*	26%

10.50	4.49	158,019	0.98		0.98		0.90		0.90		5.07		46

10.55	4.23	140,249	0.95	(e)	0.95	(e)	0.93	(e)	0.93	(e)	4.51		81

10.58	12.81	136,911	0.95		0.95		0.95		0.95		4.68		94

9.83	(1.89)	139,423	1.05	(f)	1.05	(f)	1.05	(f)	1.05	(f)	4.73		69

10.52	(2.84)	296,880	1.15		1.15		1.15		1.15		4.23		98

$7.83	(0.60)%	$2,820,060	0.88	%*	0.88	%*	0.85	%*	0.85	%*	4.44	%*	33%

8.05	(5.57)	2,876,945	0.88		0.88		0.85		0.85		3.90		62

9.62	9.31	4,127,541	0.87		0.87		0.85		0.85		2.98		62

9.07	6.76	4,006,383	0.87		0.87		0.85		0.85		3.12		82

8.75	(1.27)	3,907,369	0.86		0.86		0.85		0.85		2.56		64

9.09	(8.70)	6,012,591	0.85		0.85		0.85		0.85		2.14		76

7.83	(0.65)	3,973	0.98	*	0.98	*	0.95	*	0.95	*	4.38	*	33

8.05	(5.66)	6,785	0.98		0.98		0.95		0.95		3.84		39

9.62	9.20	9,450	0.97		0.97		0.95		0.95		2.88		62

9.07	6.66	7,050	0.97		0.97		0.95		0.95		3.03		82

8.75	(1.36)	6,745	0.96		0.96		0.95		0.95		2.47		64

9.09	(8.79)	20,371	0.95		0.95		0.95		0.95		1.94		76

7.83	(0.80)	13,288	1.28	*	1.28	*	1.25	*	1.25	*	4.07	*	33

8.05	(5.94)	17,637	1.28		1.28		1.25		1.25		3.50		39

9.62	8.88	27,108	1.27		1.27		1.25		1.25		2.57		62

9.07	6.34	11,702	1.27		1.27		1.25		1.25		2.73		82

8.75	(1.66)	17,595	1.26		1.26		1.25		1.25		2.16		64

9.09	(9.07)	25,822	1.25		1.25		1.25		1.25		1.64		76

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$7.24	$0.20	$0.18	$0.38	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2019	7.89	0.33	(0.60)	(0.27)	(0.32)	0.00	(0.06)	(0.38)

03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)

03/31/2017	7.31	0.40	0.33	0.73	(0.39)	0.00	0.00	(0.39)

03/31/2016	7.94	0.36	(0.62)	(0.26)	(0.37)	0.00	0.00	(0.37)

03/31/2015	8.96	0.43	(1.00)	(0.57)	(0.43)	(0.02)	0.00	(0.45)

PIMCO Global Advantage® Strategy Bond Fund® Strategy Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.79	$0.20	$0.27	$0.47	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	10.85	0.32	(0.12)	0.20	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)

03/31/2017	10.06	0.30	0.37	0.67	(0.01)	0.00	(0.20)	(0.21)

03/31/2016	10.38	0.22	(0.32)	(0.10)	0.00	0.00	(0.22)	(0.22)

03/31/2015	11.25	0.25	(0.84)	(0.59)	0.00	(0.03)	(0.25)	(0.28)
I-2

04/01/2019 - 09/30/2019+	10.79	0.19	0.27	0.46	(0.17)	0.00	0.00	(0.17)

03/31/2019	10.85	0.31	(0.12)	0.19	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.52	0.29	0.24	0.53	(0.09)	0.00	(0.11)	(0.20)

03/31/2017	10.06	0.28	0.38	0.66	(0.01)	0.00	(0.19)	(0.20)

03/31/2016	10.38	0.22	(0.33)	(0.11)	0.00	0.00	(0.21)	(0.21)

03/31/2015	11.25	0.33	(0.93)	(0.60)	0.00	(0.03)	(0.24)	(0.27)
Class A

04/01/2019 - 09/30/2019+	10.79	0.17	0.28	0.45	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.85	0.28	(0.13)	0.15	(0.21)	0.00	0.00	(0.21)

03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)

03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)

03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)

03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class

04/01/2019 - 09/30/2019+	$8.94	$0.15	$(0.01)	$0.14	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	9.65	0.27	(0.52)	(0.25)	(0.16)	(0.21)	(0.09)	(0.46)

03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)

03/31/2017	9.18	0.22	(0.05)	0.17	(0.20)	0.00	0.00	(0.20)

03/31/2016	9.12	0.20	0.03	0.23	(0.00)	0.00	(0.17)	(0.17)

03/31/2015	9.51	0.24	(0.41)	(0.17)	(0.22)	0.00	0.00	(0.22)
Administrative Class

04/01/2019 - 09/30/2019+	8.94	0.13	0.00	0.13	(0.13)	0.00	0.00	(0.13)

03/31/2019	9.65	0.25	(0.53)	(0.28)	(0.13)	(0.21)	(0.09)	(0.43)

03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)

03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)

03/31/2016	9.12	0.18	0.02	0.20	(0.00)	0.00	(0.14)	(0.14)

03/31/2015	9.51	0.22	(0.41)	(0.19)	(0.20)	0.00	0.00	(0.20)
Class A

04/01/2019 - 09/30/2019+	8.94	0.13	(0.01)	0.12	(0.12)	0.00	0.00	(0.12)

03/31/2019	9.65	0.24	(0.53)	(0.29)	(0.12)	(0.21)	(0.09)	(0.42)

01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.42	5.27%	$267,902	0.07	%*	0.94	%*	0.07	%*	0.94	%*	5.44	%*	5%

7.24	(3.23)	403,252	0.07		0.94		0.07		0.94		4.57		9

7.89	8.83	423,689	0.09	(g)	0.97	(g)	0.09	(g)	0.97	(g)	2.77		4

7.65	10.27	364,302	0.11		0.99		0.11		0.99		5.28		16

7.31	(3.24)	340,542	0.04		0.99		0.04		0.99		4.91		42

7.94	(6.67)	403,846	0.04		0.99		0.04		0.99		4.91		28

$11.08	4.36%	$362,260	0.88	%*	0.88	%*	0.65	%*	0.65	%*	3.56	%*	187%

10.79	1.88	403,420	0.85		0.85		0.65		0.65		3.02		299

10.85	5.17	427,754	0.74	(h)	0.74	(h)	0.68	(h)	0.68	(h)	2.83		264

10.52	6.78	453,803	0.77		0.77		0.70		0.70		2.89		341

10.06	(0.92)	903,363	0.74		0.74		0.70		0.70		2.17		263

10.38	(5.34)	1,719,172	0.71		0.71		0.70		0.70		2.22		141

11.08	4.31	2,242	0.98	*	0.98	*	0.75	*	0.75	*	3.44	*	187

10.79	1.78	2,161	0.95		0.95		0.75		0.75		2.94		299

10.85	5.06	3,363	0.84	(h)	0.84	(h)	0.78	(h)	0.78	(h)	2.74		264

10.52	6.67	3,768	0.87		0.87		0.80		0.80		2.71		341

10.06	(1.02)	4,354	0.84		0.84		0.80		0.80		2.13		263

10.38	(5.43)	15,463	0.81		0.81		0.80		0.80		2.94		141

11.08	4.15	9,798	1.28	*	1.28	*	1.05	*	1.05	*	3.13	*	187

10.79	1.48	7,874	1.25		1.25		1.05		1.05		2.62		299

10.85	4.75	10,013	1.14	(h)	1.14	(h)	1.08	(h)	1.08	(h)	2.44		264

10.52	6.35	8,484	1.17		1.17		1.10		1.10		2.47		341

10.06	(1.32)	14,080	1.14		1.14		1.10		1.10		1.79		263

10.38	(5.72)	24,495	1.11		1.11		1.10		1.10		2.07		141

$8.94	1.58%	$157,229	0.68	%*	0.68	%*	0.55	%*	0.55	%*	3.23	%*	159%

8.94	(2.60)	173,384	0.72		0.72		0.55		0.55		2.99		272

9.65	7.56	230,027	0.65		0.65		0.55		0.55		2.51		309

9.15	1.79	294,292	0.61		0.61		0.55		0.55		2.39		433

9.18	2.54	409,319	0.57		0.57		0.55		0.55		2.29		380

9.12	(1.82)	495,294	0.57		0.57		0.55		0.55		2.58		358

8.94	1.46	76,162	0.93	*	0.93	*	0.80	*	0.80	*	2.98	*	159

8.94	(2.84)	83,658	0.97		0.97		0.80		0.80		2.75		272

9.65	7.29	101,563	0.90		0.90		0.80		0.80		2.27		309

9.15	1.54	107,463	0.86		0.86		0.80		0.80		2.15		433

9.18	2.29	121,198	0.82		0.82		0.80		0.80		2.04		380

9.12	(2.06)	144,369	0.82		0.82		0.80		0.80		2.31		358

8.94	1.38	12,323	1.08	*	1.08	*	0.95	*	0.95	*	2.83	*	159

8.94	(2.99)	11,099	1.12		1.12		0.95		0.95		2.60		272

9.65	0.92	15,496	1.05	*	1.05	*	0.95	*	0.95	*	3.82	*	309

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

04/01/2019 - 09/30/2019+	$10.21	$0.14	$0.20	$0.34	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	10.22	0.24	(0.02)	0.22	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)

03/31/2017	10.00	0.20	0.28	0.48	(0.26)	0.00	0.00	(0.26)

03/31/2016	10.59	0.17	(0.20)	(0.03)	(0.44)	(0.12)	0.00	(0.56)

03/31/2015	10.29	0.23	0.74	0.97	(0.67)	0.00	0.00	(0.67)
I-2

04/01/2019 - 09/30/2019+	10.21	0.14	0.19	0.33	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.22	0.23	(0.02)	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)

03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)

03/31/2016	10.59	0.16	(0.20)	(0.04)	(0.43)	(0.12)	0.00	(0.55)

03/31/2015	10.29	0.21	0.75	0.96	(0.66)	0.00	0.00	(0.66)
Administrative Class

04/01/2019 - 09/30/2019+	10.21	0.13	0.20	0.33	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.22	0.22	(0.03)	0.19	(0.20)	0.00	0.00	(0.20)

03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)

03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)

03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)

03/31/2015	10.29	0.20	0.75	0.95	(0.65)	0.00	0.00	(0.65)
Class A

04/01/2019 - 09/30/2019+	10.21	0.12	0.20	0.32	(0.12)	0.00	0.00	(0.12)

03/31/2019	10.22	0.21	(0.03)	0.18	(0.19)	0.00	0.00	(0.19)

03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)

03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)

03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)

03/31/2015	10.29	0.19	0.75	0.94	(0.64)	0.00	0.00	(0.64)
Class C

04/01/2019 - 09/30/2019+	10.21	0.08	0.20	0.28	(0.08)	0.00	0.00	(0.08)

03/31/2019	10.22	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)

03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)

03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)

03/31/2015	10.29	0.11	0.75	0.86	(0.56)	0.00	0.00	(0.56)

PIMCO International Bond Fund (Unhedged)
Institutional Class

04/01/2019 - 09/30/2019+	$9.50	$0.12	$0.03	$0.15	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2019	10.37	0.24	(0.69)	(0.45)	(0.28)	(0.13)	(0.01)	(0.42)

03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.25	(0.21)	0.04	(0.13)	0.00	(0.06)	(0.19)

03/31/2016	9.62	0.23	(0.02)	0.21	0.00	(0.03)	(0.14)	(0.17)

03/31/2015	10.34	0.27	(0.77)	(0.50)	(0.22)	0.00	0.00	(0.22)
I-2

04/01/2019 - 09/30/2019+	9.50	0.12	0.03	0.15	(0.12)	0.00	0.00	(0.12)

03/31/2019	10.37	0.23	(0.69)	(0.46)	(0.27)	(0.13)	(0.01)	(0.41)

03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)

03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)

03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)

03/31/2015	10.34	0.26	(0.77)	(0.51)	(0.21)	0.00	0.00	(0.21)
I-3

04/01/2019 - 09/30/2019+	9.50	0.11	0.03	0.14	(0.11)	0.00	0.00	(0.11)

04/27/2018 - 03/31/2019	10.13	0.20	(0.44)	(0.24)	(0.26)	(0.13)	0.00	(0.39)

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.41	3.32%	$932,732	0.61	%*	0.61	%*	0.55	%*	0.55	%*	2.73	%*	200%

10.21	2.18	810,426	0.62		0.62		0.55		0.55		2.41		295

10.22	3.24	724,490	0.59		0.59		0.55		0.55		1.83		307

10.22	4.88	572,631	0.57		0.57		0.55		0.55		1.94		395

10.00	(0.09)	492,168	0.57		0.57		0.55		0.55		1.64		354

10.59	9.68	397,372	0.56		0.56		0.55		0.55		2.16		338

10.41	3.27	72,289	0.71	*	0.71	*	0.65	*	0.65	*	2.63	*	200

10.21	2.08	61,502	0.72		0.72		0.65		0.65		2.30		295

10.22	3.13	70,107	0.69		0.69		0.65		0.65		1.72		307

10.22	4.77	72,658	0.67		0.67		0.65		0.65		1.82		395

10.00	(0.19)	49,706	0.67		0.67		0.65		0.65		1.57		354

10.59	9.58	45,144	0.66		0.66		0.65		0.65		1.96		338

10.41	3.19	6,472	0.86	*	0.86	*	0.80	*	0.80	*	2.48	*	200

10.21	1.93	5,219	0.87		0.87		0.80		0.80		2.15		295

10.22	2.98	6,344	0.84		0.84		0.80		0.80		1.57		307

10.22	4.62	8,900	0.82		0.82		0.80		0.80		1.72		395

10.00	(0.34)	7,322	0.82		0.82		0.80		0.80		1.42		354

10.59	9.41	5,439	0.81		0.81		0.80		0.80		1.87		338

10.41	3.14	56,852	0.96	*	0.96	*	0.90	*	0.90	*	2.39	*	200

10.21	1.83	61,647	0.97		0.97		0.90		0.90		2.06		295

10.22	2.88	71,213	0.94		0.94		0.90		0.90		1.46		307

10.22	4.51	80,744	0.92		0.92		0.90		0.90		1.60		395

10.00	(0.44)	71,768	0.92		0.92		0.90		0.90		1.33		354

10.59	9.30	73,910	0.91		0.91		0.90		0.90		1.80		338

10.41	2.76	9,355	1.71	*	1.71	*	1.65	*	1.65	*	1.64	*	200

10.21	1.07	10,315	1.72		1.72		1.65		1.65		1.30		295

10.22	2.11	15,536	1.69		1.69		1.65		1.65		0.71		307

10.22	3.73	22,700	1.67		1.67		1.65		1.65		0.86		395

10.00	(1.20)	26,066	1.67		1.67		1.65		1.65		0.58		354

10.59	8.50	26,823	1.66		1.66		1.65		1.65		1.04		338

$9.53	1.59%	$854,640	0.64	%*	0.64	%*	0.50	%*	0.50	%*	2.56	%*	141%

9.50	(4.25)	938,509	0.66		0.66		0.50		0.50		2.44		208

10.37	10.67	758,960	0.59		0.59		0.50		0.50		2.17		150

9.51	0.35	578,721	0.60		0.60		0.50		0.50		2.56		267

9.66	2.31	715,413	0.52		0.52		0.50		0.50		2.50		327

9.62	(4.92)	1,244,376	0.54		0.54		0.50		0.50		2.67		312

9.53	1.54	174,817	0.74	*	0.74	*	0.60	*	0.60	*	2.44	*	141

9.50	(4.35)	133,765	0.76		0.76		0.60		0.60		2.33		208

10.37	10.56	244,642	0.69		0.69		0.60		0.60		2.07		150

9.51	0.25	66,644	0.70		0.70		0.60		0.60		2.44		267

9.66	2.21	73,243	0.62		0.62		0.60		0.60		2.40		327

9.62	(5.02)	104,780	0.64		0.64		0.60		0.60		2.54		312

9.53	1.52	89,048	0.79	*	0.84	*	0.65	*	0.70	*	2.35	*	141

9.50	(2.24)	36,071	0.81		0.86		0.65		0.70		2.11		208

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged) (Cont.)
Administrative Class

04/01/2019 - 09/30/2019+	$9.50	$0.11	$0.03	$0.14	$(0.11)	$0.00	$0.00	$(0.11)

03/31/2019	10.37	0.21	(0.69)	(0.48)	(0.25)	(0.13)	(0.01)	(0.39)

03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)

03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)

03/31/2015	10.34	0.24	(0.76)	(0.52)	(0.20)	0.00	0.00	(0.20)
Class A

04/01/2019 - 09/30/2019+	9.50	0.10	0.03	0.13	(0.10)	0.00	0.00	(0.10)

03/31/2019	10.37	0.20	(0.69)	(0.49)	(0.24)	(0.13)	(0.01)	(0.38)

03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)

03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)

03/31/2015	10.34	0.24	(0.78)	(0.54)	(0.18)	0.00	0.00	(0.18)
Class C

04/01/2019 - 09/30/2019+	9.50	0.07	0.03	0.10	(0.07)	0.00	0.00	(0.07)

03/31/2019	10.37	0.13	(0.69)	(0.56)	(0.17)	(0.13)	(0.01)	(0.31)

03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)

03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)

03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)

03/31/2015	10.34	0.16	(0.77)	(0.61)	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2014, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.50%.
(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(f)	Effective October 1, 2015, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(g)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(h)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.53	1.46	$37,543	0.89	*	0.89	*	0.75	*	0.75	*	2.32	*	141

9.50	(4.49)	53,398	0.91		0.91		0.75		0.75		2.19		208

10.37	10.40	79,082	0.84		0.84		0.75		0.75		1.92		150

9.51	0.10	33,544	0.85		0.85		0.75		0.75		2.19		267

9.66	2.06	18,614	0.77		0.77		0.75		0.75		2.21		327

9.62	(5.16)	17,139	0.79		0.79		0.75		0.75		2.38		312

9.53	1.39	218,381	1.04	*	1.04	*	0.90	*	0.90	*	2.15	*	141

9.50	(4.64)	211,975	1.06		1.06		0.90		0.90		2.04		208

10.37	10.23	286,033	0.99		0.99		0.90		0.90		1.83		150

9.51	(0.05)	62,578	1.00		1.00		0.90		0.90		2.18		267

9.66	1.91	89,231	0.92		0.92		0.90		0.90		2.09		327

9.62	(5.30)	115,075	0.94		0.94		0.90		0.90		2.36		312

9.53	1.01	6,124	1.79	*	1.79	*	1.65	*	1.65	*	1.43	*	141

9.50	(5.35)	8,151	1.81		1.81		1.65		1.65		1.29		208

10.37	9.41	10,820	1.74		1.74		1.65		1.65		1.03		150

9.51	(0.80)	18,596	1.75		1.75		1.65		1.65		1.42		267

9.66	1.14	25,357	1.67		1.67		1.65		1.65		1.36		327

9.62	(6.00)	36,759	1.69		1.69		1.65		1.65		1.56		312

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$2,243,790	$131,941	$2,422,282	$318
Investments in Affiliates	62,141	606	401,502	267,808
Financial Derivative Instruments
Exchange-traded or centrally cleared	79	0	308	0
Over the counter	10,628	109	88,961	8
Cash	228	0	78	0
Deposits with counterparty	18,289	911	7,870	0
Foreign currency, at value	0	49	27,859	0
Receivable for investments sold	35,516	6,784	12,228	0
Receivable for TBA investments sold	0	0	27,880	0
Receivable for Fund shares sold	1,616	10	42	1,238
Interest and/or dividends receivable	24,389	1,868	25,530	0
Dividends receivable from Affiliates	117	0	991	1,096
Reimbursement receivable from PIMCO	0	0	0	178
Other assets	9	0	1	0
Total Assets	2,396,802	142,278	3,015,532	270,646

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,897	$109	$0	$0
Payable for sale-buyback transactions	0	7,484	0	0
Payable for short sales	27,118	0	17,214	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	168	29	19	0
Over the counter	2,620	17	82,713	0
Payable for investments purchased	45,259	2,100	16,672	0
Payable for investments in Affiliates purchased	117	0	991	1,096
Payable for TBA investments purchased	184,166	0	12,840	0
Payable for unfunded loan commitments	700	0	975	0
Deposits from counterparty	8,133	0	42,591	0
Payable for Fund shares redeemed	4,478	24	2,088	1,453
Distributions payable	1,509	91	14	0
Overdraft due to custodian	12,536	6,298	0	0
Accrued investment advisory fees	729	49	982	112
Accrued supervisory and administrative fees	652	39	875	83
Accrued distribution fees	16	0	0	0
Accrued servicing fees	50	0	3	0
Accrued taxes payable	0	0	7	0
Other liabilities	30	1	227	0
Total Liabilities	291,178	16,241	178,211	2,744

Net Assets	$2,105,624	$126,037	$2,837,321	$267,902

Net Assets Consist of:

Paid in capital	$2,350,849	$193,504	$3,630,250	$352,492
Distributable earnings (accumulated loss)	(245,225)	(67,467)	(792,929)	(84,590)

Net Assets	$2,105,624	$126,037	$2,837,321	$267,902

Cost of investments in securities	$2,274,987	$136,253	$2,542,015	$318
Cost of investments in Affiliates	$62,123	$606	$401,531	$252,345
Cost of foreign currency held	$0	$52	$28,062	$0
Proceeds received on short sales	$26,701	$0	$19,327	$0
Cost or premiums of financial derivative instruments, net	$(8,084)	$118	$(12,782)	$7

* Includes repurchase agreements of:	$37,671	$0	$5,243	$318

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$553,999	$386,608	$1,416,677	$1,773,664
2,992	4,016	77,549	61,437

207	532	1,457	912
4,983	3,245	15,950	17,401
3	1	2	0
2,930	6,340	2,912	13,241
2,534	3,748	6,250	10,250
42,405	30,005	71,085	102,752
103,738	95,984	437,923	372,664
400	43	825	1,276
2,821	1,861	6,109	9,441
1	5	140	88
0	0	0	3
55	0	23	67
717,068	532,388	2,036,902	2,363,196

$51,186	$38,677	$25,483	$115,421
12,223	4,432	7,192	13,973
7,319	4,753	12,881	16,823

270	333	1,209	1,409
4,149	4,848	12,214	23,320
37,562	27,183	57,222	89,534
1	5	140	88
227,316	195,112	831,804	708,424
0	0	0	0
2,362	3,176	9,371	10,872
165	8,003	673	1,815
2	26	523	278
0	0	0	0
100	49	208	275
87	60	260	328
0	14	6	11
2	2	13	43
10	0	0	0
14	1	3	29
342,768	286,674	959,202	982,643

$374,300	$245,714	$1,077,700	$1,380,553

$382,495	$252,035	$1,065,002	$1,401,974
(8,195)	(6,321)	12,698	(21,421)

$374,300	$245,714	$1,077,700	$1,380,553

$545,826	$375,436	$1,392,213	$1,719,138
$2,993	$4,016	$77,691	$61,607
$2,547	$3,749	$6,235	$10,364
$7,159	$4,789	$12,943	$17,089
$(421)	$443	$(475)	$8,599

$3,318	$4,629	$844	$10,989

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Statements of Assets and Liabilities (Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$1,695,296	$126,037	$2,820,060	$267,902
I-2	151,960	N/A	3,973	N/A
I-3	2,117	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	229,285	N/A	13,288	N/A
Class C	26,966	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	161,108	11,740	360,084	36,098
I-2	14,441	N/A	507	N/A
I-3	201	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	21,790	N/A	1,697	N/A
Class C	2,563	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$10.52	$10.74	$7.83	$7.42
I-2	10.52	N/A	7.83	N/A
I-3	10.52	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	10.52	N/A	7.83	N/A
Class C	10.52	N/A	N/A	N/A

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$362,260	$157,229	$932,732	$854,640
2,242	N/A	72,289	174,817
N/A	N/A	N/A	89,048
N/A	76,162	6,472	37,543
9,798	12,323	56,852	218,381
N/A	N/A	9,355	6,124

32,693	17,575	89,558	89,680
202	N/A	6,941	18,344
N/A	N/A	N/A	9,344
N/A	8,513	621	3,939
884	1,377	5,459	22,915
N/A	N/A	898	643

$11.08	$8.94	$10.41	$9.53
11.08	N/A	10.41	9.53
N/A	N/A	N/A	9.53
N/A	8.94	10.41	9.53
11.08	8.94	10.41	9.53
N/A	N/A	10.41	9.53

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$56,264	$4,401	$69,461	$4
Dividends, net of foreign taxes*	0	10	0	0
Dividends from Investments in Affiliates	816	8	8,358	9,846
Miscellaneous income	0	0	0	0
Total Income	57,080	4,419	77,819	9,850

Expenses:

Investment advisory fees	4,860	372	6,585	968
Supervisory and administrative fees	4,332	298	5,868	717
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution fees - Class C	111	0	0	0
Servicing fees - Class A	294	0	20	0
Servicing fees - Class C	37	0	0	0
Trustee fees	3	0	5	1
Interest expense	113	112	485	7
Miscellaneous expense	0	0	0	0
Total Expenses	9,750	782	12,963	1,693
Waiver and/or Reimbursement by PIMCO	(0)	0	0	(1,559)
Net Expenses	9,750	782	12,963	134

Net Investment Income (Loss)	47,330	3,637	64,856	9,716

Net Realized Gain (Loss):

Investments in securities	8,783	2,141	(59,424)	0
Investments in Affiliates	12	0	(1,230)	(23,040)
Exchange-traded or centrally cleared financial derivative instruments	15,058	734	(2,639)	0
Over the counter financial derivative instruments	6,846	163	(806)	1
Short sales	(2,052)	0	204	0
Foreign currency	(1,871)	(42)	(6,564)	0

Net Realized Gain (Loss)	26,776	2,996	(70,459)	(23,039)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	29,860	808	(18,472)	0
Investments in Affiliates	22	0	1,156	32,708
Exchange-traded or centrally cleared financial derivative instruments	(6,022)	(509)	(4,357)	0
Over the counter financial derivative instruments	3,005	(13)	8,009	1
Short sales	(87)	0	2,260	0
Foreign currency assets and liabilities	(24)	(3)	(1,129)	0

Net Change in Unrealized Appreciation (Depreciation)	26,754	283	(12,533)	32,709

Net Increase (Decrease) in Net Assets Resulting from Operations	$100,860	$6,916	$(18,136)	$19,386

* Foreign tax withholdings	$10	$1	$1,280	$0

* Foreign tax withholdings - Dividends	$0	$2	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$8,696	$5,069	$16,011	$21,598
9	7	18	16
34	72	1,039	813
0	2	0	0
8,739	5,150	17,068	22,427

690	329	1,279	1,756
599	404	1,602	2,040
0	99	7	62
0	0	37	27
10	15	70	248
0	0	12	9
1	1	1	2
455	172	290	959
1	1	1	6
1,756	1,021	3,299	5,109
0	0	0	(14)
1,756	1,021	3,299	5,095

6,983	4,129	13,769	17,332

3,432	2,856	4,781	2,596
(10)	(16)	(72)	(250)
(2,110)	(6,525)	(8,139)	9,903
3,266	(1,133)	9,966	(30,767)
(647)	(558)	(1,845)	(2,501)
(1,391)	8	(3,178)	(2,829)

2,540	(5,367)	1,513	(23,848)

5,144	3,366	11,369	24,661
12	9	71	269
203	1,790	1,528	(6,133)
1,362	(621)	4,069	5,620
166	230	760	1,025
823	681	649	2,432

7,710	5,455	18,446	27,874

$17,233	$4,217	$33,728	$21,358

$24	$1	$1	$31

$0	$0	$0	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund			PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$47,330	$83,103		$3,637	$7,165	$64,856	$133,418	$9,716	$18,144
Net realized gain (loss)	26,776	6,322		2,996	(1,121)	(70,459)	(287,672)	(23,039)	(3,130)
Net change in unrealized appreciation (depreciation)	26,754	(15,171)		283	570	(12,533)	(92,564)	32,709	(29,784)

Net Increase (Decrease) in Net Assets Resulting from Operations	100,860	74,254		6,916	6,614	(18,136)	(246,818)	19,386	(14,770)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(40,408)	(70,004)		(3,500)	(6,913)	(62,960)	(340,719)	(9,619)	(18,117)
I-2	(3,048)	(4,723)		0	0	(100)	(760)	0	0
I-3	(35)	(31	)(a)	0	0	0	0	0	0
Administrative Class	0	(84	)(b)	0	0	0	0	0	0
Class A	(4,963)	(9,564)		0	0	(313)	(2,012)	0	0
Class C	(515)	(1,142)		0	0	0	(27)	0	0

Tax basis return of capital
Institutional Class	0	0		0	0	0	(29,553)	0	(3,049)
I-2	0	0		0	0	0	(57)	0	0
I-3	0	0		0	0	0	0	0	0
Administrative Class	0	0	(b)	0	0	0	0	0	0
Class D	0	0		0	0	0	0	0	0
Class A	0	0		0	0	0	(176)	0	0
Class C	0	0		0	0	0	(13)	0	0
Class R	0	0		0	0	0	0	0	0

Total Distributions(d)	(48,969)	(85,548)		(3,500)	(6,913)	(63,373)	(373,317)	(9,619)	(21,166)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(171,970)	267,831		(35,398)	18,069	17,463	(645,845)	(145,117)	15,499

Total Increase (Decrease) in Net Assets	(120,080)	256,537		(31,982)	17,770	(64,046)	(1,265,980)	(135,350)	(20,437)

Net Assets:

Beginning of period	2,225,703	1,969,166		158,019	140,249	2,901,367	4,167,347	403,252	423,689
End of period	$2,105,624	$2,225,703		$126,037	$158,019	$2,837,321	$2,901,367	$267,902	$403,252

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)	Class C Shares liquidated at the close of business on October 31, 2018.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund			PIMCO Global Bond Opportunities Fund (Unhedged)		PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

$6,983	$12,874		$4,129	$8,340	$13,769	$21,160	$17,332	$30,493
2,540	9,409		(5,367)	(12,721)	1,513	22,272	(23,848)	(59,930)
7,710	(15,352)		5,455	(5,353)	18,446	(22,974)	27,874	(32,709)

17,233	6,931		4,217	(9,734)	33,728	20,458	21,358	(62,146)

(6,235)	(10,097)		(2,721)	(7,010)	(11,790)	(16,905)	(12,049)	(31,218)
(35)	(58)		0	0	(886)	(1,413)	(1,796)	(9,785)
0	0		0	0	0	0	(650)	(1,159	)(a)
0	0		(1,157)	(3,265)	(66)	(109)	(573)	(2,275)
(117)	(171)		(166)	(468)	(651)	(1,280)	(2,109)	(8,174)
0	(27	)(c)	0	0	(77)	(142)	(50)	(244)

0	0		0	(1,741)	0	0	0	(1,419)
0	0		0	0	0	0	0	(202)
0	0		0	0	0	0	0	(55	)(a)
0	0		0	(839)	0	0	0	(81)
0	0		0	0	0	0	0	0
0	0		0	(125)	0	0	0	(321)
0	0	(c)	0	0	0	0	0	(12)
0	0		0	0	0	0	0	0

(6,387)	(10,353)		(4,044)	(13,448)	(13,470)	(19,849)	(17,227)	(54,945)

(50,001)	(28,210)		(22,600)	(55,763)	108,333	60,810	(5,447)	119,423

(39,155)	(31,632)		(22,427)	(78,945)	128,591	61,419	(1,316)	2,332

413,455	445,087		268,141	347,086	949,109	887,690	1,381,869	1,379,537
$374,300	$413,455		$245,714	$268,141	$1,077,700	$949,109	$1,380,553	$1,381,869

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.5%

ALBANIA 0.1%

SOVEREIGN ISSUES 0.1%

Albania Government International Bond
3.500% due 10/09/2025	EUR	2,500	$2,931

Total Albania (Cost $2,880)			2,931

ARGENTINA 2.7%

SOVEREIGN ISSUES 2.7%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	1,500	631
3.380% due 12/31/2038 þ		15,550	6,578
3.750% due 12/31/2038 þ		$36,500	14,646
4.625% due 01/11/2023		5,780	2,436
5.250% due 01/15/2028	EUR	200	85
5.625% due 01/26/2022		$930	405
5.875% due 01/11/2028		7,200	2,943
6.625% due 07/06/2028		2,900	1,218
6.875% due 04/22/2021		1,000	496
6.875% due 01/26/2027		13,210	5,585
6.875% due 01/11/2048		15,500	6,588
7.125% due 07/06/2036		10,000	4,300
7.125% due 06/28/2117		1,200	522
7.500% due 04/22/2026		1,680	750
7.625% due 04/22/2046		2,900	1,272
7.820% due 12/31/2033	EUR	6,055	3,174
8.280% due 12/31/2033		$4,501	2,217
8.750% due 05/07/2024		750	261

Provincia de Buenos Aires
9.950% due 06/09/2021		1,200	492
10.875% due 01/26/2021		667	330

Provincia de Cordoba
7.125% due 06/10/2021		550	346

Provincia de la Rioja
9.750% due 02/24/2025		1,500	585

Provincia de Neuquen
7.500% due 04/27/2025		1,340	817

Total Argentina (Cost $107,236)			56,677

ARMENIA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Armenia International Bond
3.950% due 09/26/2029		$2,400	2,356

Total Armenia (Cost $2,351)			2,356

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	1,200	1,254

Total Austria (Cost $1,356)			1,254

AZERBAIJAN 1.6%

CORPORATE BONDS & NOTES 1.5%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$27,600	32,084

SOVEREIGN ISSUES 0.1%

Azerbaijan Government International Bond
4.750% due 03/18/2024		1,800	1,909

Total Azerbaijan (Cost $31,113)			33,993

BAHAMAS 0.3%

SOVEREIGN ISSUES 0.3%

Bahamas Government International Bond
6.000% due 11/21/2028		$6,150	6,534

Total Bahamas (Cost $6,186)			6,534

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BRAZIL 4.3%

CORPORATE BONDS & NOTES 3.2%

Banco Votorantim S.A.
4.000% due 09/24/2022		$2,600	$2,646

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		33,930	36,136

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (f)(g)		1,719	21
0.000% due 10/31/2019 (f)(g)		8,084	101

Petrobras Global Finance BV
5.093% due 01/15/2030		3,373	3,523
6.850% due 06/05/2115		5,000	5,726
6.875% due 01/20/2040		3,362	3,891
7.250% due 03/17/2044		1,500	1,799

Vale Overseas Ltd.
6.250% due 08/10/2026		5,800	6,714
6.875% due 11/21/2036		3,180	4,045
6.875% due 11/10/2039		1,800	2,302

Vale S.A.
3.750% due 01/10/2023	EUR	300	355

			67,259

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$11,900	12,034

SOVEREIGN ISSUES 0.5%

Brazil Government International Bond
5.000% due 01/27/2045		2,800	2,911
5.625% due 01/07/2041		1,350	1,514
5.625% due 02/21/2047		4,900	5,497

			9,922

Total Brazil (Cost $80,077)			89,215

CAYMAN ISLANDS 2.7%

ASSET-BACKED SECURITIES 0.1%

Garanti Diversified Payment Rights Finance Co.
5.264% due 10/09/2021 «•		$2,325	2,330

CORPORATE BONDS & NOTES 2.6%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		5,050	3,529

China Evergrande Group
8.250% due 03/23/2022		4,400	3,942

CK Hutchison International Ltd.
3.375% due 09/06/2049		4,000	4,071

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022		500	529

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (f)		6,100	4,825

Lima Metro Line Finance Ltd.
4.350% due 04/05/2036		200	214
5.875% due 07/05/2034		1,900	2,097

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		7,178	7,142

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		8,751	5,272

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		3,759	3,693

Sunac China Holdings Ltd.
6.875% due 08/08/2020		1,200	1,207
7.350% due 07/19/2021		600	602
8.625% due 07/27/2020		2,200	2,248

Tencent Holdings Ltd.
3.975% due 04/11/2029 (k)		14,100	15,138

			54,509

Total Cayman Islands (Cost $55,104)			56,839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 2.4%

CORPORATE BONDS & NOTES 2.4%

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027		$400	$422
4.250% due 07/17/2042		4,600	5,011
4.500% due 09/16/2025		11,500	12,603
4.500% due 08/01/2047		700	798
4.875% due 11/04/2044		2,400	2,873

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		12,500	13,243

GNL Quintero S.A.
4.634% due 07/31/2029		6,400	6,872

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		9,323	9,571

Total Chile (Cost $47,036)			51,393

CHINA 1.3%

CORPORATE BONDS & NOTES 1.3%

CNAC HK Finbridge Co. Ltd.
4.625% due 03/14/2023		$2,000	2,099

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027		1,500	1,575

Sinopec Group Overseas Development Ltd.
3.680% due 08/08/2049		2,700	2,916
4.375% due 10/17/2023		10,000	10,724
4.875% due 05/17/2042		5,710	7,162

Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026		2,100	2,173

Total China (Cost $24,629)			26,649

COLOMBIA 1.4%

CORPORATE BONDS & NOTES 0.5%

Ecopetrol S.A.
5.875% due 05/28/2045		$3,400	4,006
7.375% due 09/18/2043		5,200	6,968

			10,974

SOVEREIGN ISSUES 0.9%

Colombia Government International Bond
5.000% due 06/15/2045		7,000	8,227
5.200% due 05/15/2049		1,300	1,574
6.125% due 01/18/2041		4,100	5,356
7.375% due 09/18/2037		3,325	4,742

			19,899

Total Colombia (Cost $24,639)			30,873

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%

Costa Rica Government International Bond
5.625% due 04/30/2043		$9,100	7,942

Total Costa Rica (Cost $8,648)			7,942

DOMINICAN REPUBLIC 2.8%

SOVEREIGN ISSUES 2.8%

Dominican Republic International Bond
5.500% due 01/27/2025		$10,300	10,892
5.875% due 04/18/2024		1,500	1,590
5.950% due 01/25/2027		9,700	10,525
6.000% due 07/19/2028		12,350	13,508
6.400% due 06/05/2049		6,500	6,939
6.500% due 02/15/2048		3,600	3,884
6.850% due 01/27/2045		1,600	1,788
6.875% due 01/29/2026		2,700	3,054
7.500% due 05/06/2021		1,467	1,534
10.750% due 08/11/2028	DOP	214,900	4,329
10.875% due 01/14/2026		33,400	676

Total Dominican Republic (Cost $55,295)			58,719

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ECUADOR 1.4%

SOVEREIGN ISSUES 1.4%

Ecuador Government International Bond
7.875% due 01/23/2028		$8,400	$7,991
8.750% due 06/02/2023		500	532
8.875% due 10/23/2027		200	200
9.500% due 03/27/2030		3,700	3,758
9.625% due 06/02/2027		1,600	1,668
10.750% due 01/31/2029		13,200	14,297

Total Ecuador (Cost $28,094)			28,446

EGYPT 2.5%

SOVEREIGN ISSUES 2.5%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	3,100	3,508
5.577% due 02/21/2023		$6,000	6,140
6.125% due 01/31/2022		6,300	6,507
6.375% due 04/11/2031	EUR	2,900	3,294
7.500% due 01/31/2027		$5,900	6,354
7.600% due 03/01/2029		11,000	11,673
7.903% due 02/21/2048		5,300	5,350
8.500% due 01/31/2047		7,500	7,965
8.700% due 03/01/2049		1,700	1,833

Total Egypt (Cost $51,199)			52,624

EL SALVADOR 0.6%

SOVEREIGN ISSUES 0.6%

El Salvador Government International Bond
5.875% due 01/30/2025		$1,970	2,034
7.125% due 01/20/2050		4,350	4,443
7.625% due 09/21/2034		3,070	3,254
7.750% due 01/24/2023		500	547
8.250% due 04/10/2032		1,510	1,727

Total El Salvador (Cost $11,537)			12,005

GABON 0.1%

SOVEREIGN ISSUES 0.1%

Gabon Government International Bond
6.375% due 12/12/2024		$1,804	1,781

Total Gabon (Cost $1,785)			1,781

GERMANY 0.5%

CORPORATE BONDS & NOTES 0.5%

Deutsche Bank AG
3.358% (US0003M + 1.190%) due 11/16/2022 ~		$2,200	2,137
3.700% due 05/30/2024		3,500	3,508
3.950% due 02/27/2023		5,600	5,685

Total Germany (Cost $10,634)			11,330

GHANA 1.4%

SOVEREIGN ISSUES 1.4%

Ghana Government International Bond
7.875% due 08/07/2023		$5,200	5,700
7.875% due 03/26/2027		5,300	5,450
8.125% due 03/26/2032		8,800	8,865
8.950% due 03/26/2051		9,600	9,643

Total Ghana (Cost $29,075)			29,658

GUATEMALA 1.3%

SOVEREIGN ISSUES 1.3%

Guatemala Government International Bond
4.375% due 06/05/2027		$3,300	3,374
4.500% due 05/03/2026		400	413
4.875% due 02/13/2028		400	424
4.900% due 06/01/2030		3,000	3,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 06/06/2022		$12,300	$13,090
6.125% due 06/01/2050		5,400	6,312

Total Guatemala (Cost $24,664)			26,790

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		$7,700	8,242

Nexen, Inc.
6.400% due 05/15/2037		1,130	1,593
7.500% due 07/30/2039		3,370	5,408

Total Hong Kong (Cost $13,457)			15,243

INDIA 0.6%

CORPORATE BONDS & NOTES 0.1%

Delhi International Airport Ltd.
6.450% due 06/04/2029		$1,600	1,707

SOVEREIGN ISSUES 0.5%

Export-Import Bank of India
3.375% due 08/05/2026		9,800	10,074

Total India (Cost $11,465)			11,781

INDONESIA 7.6%

CORPORATE BONDS & NOTES 3.6%

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023		$11,300	12,447
6.530% due 11/15/2028		6,300	7,715

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		6,000	6,346

Pelabuhan Indonesia PT
4.250% due 05/05/2025		5,900	6,254
5.375% due 05/05/2045		2,000	2,290

Pertamina Persero PT
5.625% due 05/20/2043		1,000	1,168
6.000% due 05/03/2042		21,158	25,785
6.450% due 05/30/2044		6,400	8,263

Perusahaan Listrik Negara PT
4.125% due 05/15/2027		1,000	1,058
5.375% due 01/25/2029		4,300	4,945

			76,271

SOVEREIGN ISSUES 4.0%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,700	2,018
3.750% due 04/25/2022		$200	207
4.450% due 02/11/2024		7,600	8,151
4.625% due 04/15/2043		400	448
5.125% due 01/15/2045		5,000	5,980
5.250% due 01/08/2047		2,000	2,446
5.375% due 10/17/2023		3,000	3,315
6.625% due 02/17/2037		2,560	3,474
6.750% due 01/15/2044		16,100	23,153
7.750% due 01/17/2038		6,225	9,337
8.500% due 10/12/2035		2,400	3,775

Perusahaan Penerbit SBSN Indonesia
4.400% due 03/01/2028		1,700	1,854
4.450% due 02/20/2029		13,500	14,918
4.550% due 03/29/2026		5,000	5,468

			84,544

Total Indonesia (Cost $137,537)			160,815

IRELAND 0.7%

CORPORATE BONDS & NOTES 0.7%

Alfa Bank AO Via Alfa Bond Issuance PLC
9.500% due 02/18/2025 •(h)		$800	822

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	$1,646

Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		$7,000	7,532
6.800% due 11/22/2025		4,000	4,640

Total Ireland (Cost $13,722)			14,640

ISRAEL 0.3%

CORPORATE BONDS & NOTES 0.3%

Israel Electric Corp. Ltd.
4.250% due 08/14/2028		$5,600	6,095

U.S. GOVERNMENT AGENCIES 0.0%

Israel Government AID Bond
5.500% due 04/26/2024		100	116

Total Israel (Cost $5,659)			6,211

IVORY COAST 0.6%

SOVEREIGN ISSUES 0.6%

Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	4,600	5,358
5.250% due 03/22/2030		5,650	6,205
5.375% due 07/23/2024		$989	1,016
5.375% due 07/23/2024 (k)		600	616

Total Ivory Coast (Cost $13,143)			13,195

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

ARTS Ltd.
3.899% due 09/15/2021 «•		$2,092	2,075

Total Jersey, Channel Islands (Cost $2,067)			2,075

JORDAN 0.4%

SOVEREIGN ISSUES 0.4%

Jordan Government International Bond
5.750% due 01/31/2027		$5,800	5,963
6.125% due 01/29/2026		1,900	1,997
7.375% due 10/10/2047		800	845

Total Jordan (Cost $8,496)			8,805

KAZAKHSTAN 0.8%

CORPORATE BONDS & NOTES 0.2%

KazMunayGas National Co. JSC
4.750% due 04/19/2027		$4,200	4,554
5.750% due 04/19/2047		300	352

			4,906

SOVEREIGN ISSUES 0.6%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	2,100	2,585
4.875% due 10/14/2044		$5,700	6,875
6.500% due 07/21/2045		1,600	2,330

			11,790

Total Kazakhstan (Cost $13,964)			16,696

KENYA 0.3%

SOVEREIGN ISSUES 0.3%

Kenya Government International Bond
6.875% due 06/24/2024		$4,000	4,229
7.250% due 02/28/2028		2,300	2,391

Total Kenya (Cost $6,227)			6,620

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 3.0%

CORPORATE BONDS & NOTES 3.0%

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)(c)	$5,132	$2,233

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	8,320	8,647
6.000% due 11/27/2023	7,700	8,553

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	2,300	2,437
4.950% due 02/06/2028	5,000	5,462
5.150% due 02/11/2026	13,200	14,385
6.510% due 03/07/2022	15,113	16,459
8.625% due 04/28/2034	1,100	1,564

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (a)	4,500	4,500

Total Luxembourg (Cost $61,310)		64,240

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
4.500% due 03/18/2045	$900	1,120

Total Malaysia (Cost $890)		1,120

MAURITIUS 0.3%

CORPORATE BONDS & NOTES 0.3%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026	$5,600	5,654

Total Mauritius (Cost $5,598)		5,654

	SHARES
MEXICO 8.0%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «	93,349	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)	93,450	7

		7

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.5%

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(g)(h)	$900	915

BBVA Bancomer S.A.
6.750% due 09/30/2022	1,000	1,095

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)	900	0

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050	4,700	4,641

Petroleos Mexicanos
5.625% due 01/23/2046	270	232
6.350% due 02/12/2048	33,467	30,879
6.490% due 01/23/2027	16,262	16,972
6.500% due 03/13/2027	2,100	2,191
6.625% due 06/15/2035	975	958
6.750% due 09/21/2047	5,500	5,293
6.840% due 01/23/2030	6,521	6,755
6.875% due 08/04/2026	12,500	13,469
7.690% due 01/23/2050	21,861	22,851

PLA Administradora Industrial S de RL de C.V.
4.962% due 07/18/2029	2,700	2,754

Trust F
4.869% due 01/15/2030	3,300	3,397
6.390% due 01/15/2050	3,400	3,629

		116,031

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.5%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	9,550	$11,921
4.150% due 03/28/2027		$1,826	1,938
4.500% due 04/22/2029		4,300	4,677
4.500% due 01/31/2050		2,767	2,920
4.600% due 01/23/2046		9,412	10,051
5.750% due 10/12/2110		18,750	21,619

			53,126

Total Mexico (Cost $175,232)			169,164

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%

Mongolia Government International Bond
5.125% due 12/05/2022		$7,030	7,023
5.625% due 05/01/2023		1,400	1,416

Total Mongolia (Cost $8,217)			8,439

MOROCCO 0.1%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024		$2,500	2,736

Total Morocco (Cost $2,573)			2,736

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$2,300	2,329

Total Namibia (Cost $2,239)			2,329

NETHERLANDS 0.4%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	250	273

CORPORATE BONDS & NOTES 0.4%

CIMPOR Financial Operations BV
5.750% due 07/17/2024		$2,400	1,806

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		1,200	1,610

Metinvest BV
7.750% due 04/23/2023		2,100	2,219

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		2,850	2,917

Syngenta Finance NV
4.441% due 04/24/2023		300	314

			8,866

Total Netherlands (Cost $8,987)			9,139

NIGERIA 1.7%

SOVEREIGN ISSUES 1.7%

Nigeria Government International Bond
5.625% due 06/27/2022		$2,000	2,067
6.375% due 07/12/2023		1,000	1,052
6.500% due 11/28/2027		12,600	12,771
7.143% due 02/23/2030		8,000	8,204
7.625% due 11/21/2025		1,800	1,980
7.875% due 02/16/2032		9,300	9,816
8.747% due 01/21/2031		700	787

Total Nigeria (Cost $35,331)			36,677

OMAN 3.0%

CORPORATE BONDS & NOTES 0.5%

Oman Sovereign Sukuk SAOC
5.932% due 10/31/2025		$9,300	9,976

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.5%

Oman Government International Bond
3.625% due 06/15/2021		$300	$299
4.875% due 02/01/2025		5,100	5,114
5.375% due 03/08/2027		7,900	7,786
5.625% due 01/17/2028		9,300	9,181
6.000% due 08/01/2029		27,700	27,621
6.500% due 03/08/2047		3,900	3,619

			53,620

Total Oman (Cost $63,014)			63,596

PAKISTAN 0.3%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021		$2,400	2,413
5.625% due 12/05/2022		1,100	1,103

			3,516

SOVEREIGN ISSUES 0.1%

Pakistan Government International Bond
6.875% due 12/05/2027		2,500	2,471

Total Pakistan (Cost $5,869)			5,987

PANAMA 1.0%

CORPORATE BONDS & NOTES 0.4%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		$4,900	6,199

ENA Norte Trust
4.950% due 04/25/2028		1,164	1,205

			7,404

SOVEREIGN ISSUES 0.6%

Panama Government International Bond
4.300% due 04/29/2053		1,700	1,996
4.500% due 05/15/2047		2,800	3,325
6.700% due 01/26/2036		2,000	2,855
8.125% due 04/28/2034		2,860	3,954
9.375% due 01/16/2023		900	1,108

			13,238

Total Panama (Cost $17,911)			20,642

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
6.100% due 08/11/2044		$5,700	6,954

Total Paraguay (Cost $5,700)			6,954

PERU 2.2%

CORPORATE BONDS & NOTES 0.5%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	4,310

Petroleos del Peru S.A.
4.750% due 06/19/2032		$800	879
5.625% due 06/19/2047		3,800	4,514

			9,703

SOVEREIGN ISSUES 1.7%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		7,700	7,912

Peru Government International Bond
5.940% due 02/12/2029	PEN	19,400	6,516
6.350% due 08/12/2028		7,900	2,731
6.950% due 08/12/2031		40,500	14,664
8.200% due 08/12/2026		13,300	5,009

			36,832

Total Peru (Cost $43,757)			46,535

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 2.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~		$11,600	$11,571

SOVEREIGN ISSUES 1.8%

Qatar Government International Bond
3.375% due 03/14/2024		6,000	6,289
4.000% due 03/14/2029		12,000	13,313
4.817% due 03/14/2049		12,000	14,878
5.103% due 04/23/2048		3,200	4,098

			38,578

Total Qatar (Cost $44,694)			50,149

ROMANIA 1.4%

SOVEREIGN ISSUES 1.4%

Romania Government International Bond
2.000% due 12/08/2026	EUR	4,500	5,306
2.124% due 07/16/2031		20,700	23,448
2.875% due 05/26/2028		100	124
3.500% due 04/03/2034		400	506

Total Romania (Cost $29,045)			29,384

RUSSIA 3.8%

CORPORATE BONDS & NOTES 0.2%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$4,000	4,235

SOVEREIGN ISSUES 3.6%

Russia Government International Bond
2.875% due 12/04/2025	EUR	3,400	4,160
4.250% due 06/23/2027		$2,400	2,557
4.375% due 03/21/2029		8,800	9,431
4.750% due 05/27/2026		6,800	7,437
5.100% due 03/28/2035		16,600	18,811
5.625% due 04/04/2042		3,600	4,444
7.650% due 04/10/2030	RUB	904,600	14,670
7.700% due 03/23/2033		774,400	12,547
12.750% due 06/24/2028		$1,525	2,588

			76,645

Total Russia (Cost $77,000)			80,880

SAUDI ARABIA 1.2%

CORPORATE BONDS & NOTES 0.0%

Saudi Arabian Oil Co.
4.375% due 04/16/2049		$200	219

SOVEREIGN ISSUES 1.2%

Saudi Government International Bond
2.875% due 03/04/2023		200	204
4.375% due 04/16/2029		5,800	6,523
4.500% due 04/17/2030		4,500	5,129
4.500% due 10/26/2046		12,200	13,634

			25,490

Total Saudi Arabia (Cost $24,377)			25,709

SENEGAL 0.6%

SOVEREIGN ISSUES 0.6%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	2,500	2,839
6.250% due 05/23/2033		$2,300	2,323
6.750% due 03/13/2048		1,600	1,546
8.750% due 05/13/2021		4,800	5,220

Total Senegal (Cost $11,886)			11,928

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.5%

SOVEREIGN ISSUES 0.5%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	9,900	$11,253

Total Serbia (Cost $10,999)			11,253

SOUTH AFRICA 3.6%

CORPORATE BONDS & NOTES 1.7%

AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040 (k)		$1,300	1,454

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		6,950	7,017
6.350% due 08/10/2028		3,100	3,324
6.750% due 08/06/2023		5,900	6,075

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700	3,961

SASOL Financing USA LLC
5.875% due 03/27/2024		8,300	8,973
6.500% due 09/27/2028		5,100	5,643

			36,447

SOVEREIGN ISSUES 1.9%

Republic of South Africa Government International Bond
4.850% due 09/30/2029		9,600	9,579
5.750% due 09/30/2049		11,400	11,358

South Africa Government International Bond
4.300% due 10/12/2028		200	194
4.850% due 09/27/2027		500	512
4.875% due 04/14/2026		1,500	1,552
5.375% due 07/24/2044		200	197
5.875% due 06/22/2030		15,000	16,046

			39,438

Total South Africa (Cost $73,055)			75,885

SRI LANKA 1.0%

SOVEREIGN ISSUES 1.0%

Sri Lanka Government International Bond
5.750% due 01/18/2022		$4,600	4,620
5.875% due 07/25/2022		1,900	1,912
6.125% due 06/03/2025		3,100	3,013
6.200% due 05/11/2027		3,800	3,553
6.250% due 10/04/2020		600	610
6.250% due 07/27/2021		1,000	1,017
6.825% due 07/18/2026		500	495
6.850% due 11/03/2025		4,100	4,117
7.850% due 03/14/2029		2,600	2,620

Total Sri Lanka (Cost $21,953)			21,957

TANZANIA 0.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		$6,700	6,764

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
7.417% (LIBOR03M + 5.200%) due 06/23/2022 «~		5,486	5,499

			12,263

SOVEREIGN ISSUES 0.0%

Tanzania Government International Bond
7.989% (US0006M + 6.000%) due 03/09/2020 ~		1,000	1,015

Total Tanzania (Cost $13,171)			13,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THAILAND 0.5%

CORPORATE BONDS & NOTES 0.5%

Bangkok Bank PCL
3.733% due 09/25/2034 •(h)		$7,400	$7,524

Thaioil Treasury Center Co. Ltd.
5.375% due 11/20/2048		1,600	2,154

Total Thailand (Cost $8,982)			9,678

TRINIDAD AND TOBAGO 0.1%

CORPORATE BONDS & NOTES 0.1%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$1,272	1,284

SOVEREIGN ISSUES 0.0%

Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		600	625

Total Trinidad and Tobago (Cost $1,861)			1,909

TUNISIA 0.1%

SOVEREIGN ISSUES 0.1%

Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	200,000	1,474

Total Tunisia (Cost $1,762)			1,474

TURKEY 6.5%

CORPORATE BONDS & NOTES 1.0%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$1,200	1,195
5.800% due 02/21/2022		15,500	15,849

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,084	1,946

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		1,800	1,731

			20,721

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Akbank T.A.S.
2.150% (EUR003M + 2.150%) due 10/07/2019 ~	EUR	3,800	4,134

SOVEREIGN ISSUES 5.3%

Export-Credit Bank of Turkey
4.250% due 09/18/2022		$3,000	2,855
5.375% due 02/08/2021		1,500	1,499
5.375% due 10/24/2023		2,800	2,701
8.250% due 01/24/2024		6,400	6,778

Turkey Government International Bond
5.125% due 02/17/2028		12,200	11,303
5.750% due 05/11/2047		6,100	5,333
6.000% due 03/25/2027		14,500	14,277
6.000% due 01/14/2041		14,580	13,105
6.125% due 10/24/2028		5,300	5,188
6.350% due 08/10/2024		13,500	13,770
6.750% due 05/30/2040		13,900	13,603
6.875% due 03/17/2036		3,900	3,894
7.250% due 12/23/2023		12,100	12,816
7.250% due 03/05/2038		1,000	1,034
7.625% due 04/26/2029		2,350	2,503

			110,659

Total Turkey (Cost $143,651)			135,514

UKRAINE 3.6%

SOVEREIGN ISSUES 3.6%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$12,800	12,002
6.750% due 06/20/2026	EUR	2,000	2,354

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 09/25/2032	$4,000	$4,030
7.750% due 09/01/2020	9,204	9,423
7.750% due 09/01/2021	18,650	19,450
7.750% due 09/01/2022	18,600	19,623
7.750% due 09/01/2023	4,800	5,056
7.750% due 09/01/2024	4,400	4,657

Total Ukraine (Cost $70,610)		76,595

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.3%

DP World PLC
6.850% due 07/02/2037	$4,300	5,682

Total United Arab Emirates (Cost $4,680)		5,682

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%

Barclays Bank PLC
7.625% due 11/21/2022 (h)	$700	773

State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 þ	280	293

Ukreximbank Via Biz Finance PLC
9.625% due 04/27/2022	250	261

Total United Kingdom (Cost $1,296)		1,327

UNITED STATES 14.6%

ASSET-BACKED SECURITIES 1.3%

Aames Mortgage Investment Trust
2.498% due 04/25/2036 •	$822	772

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.068% due 11/25/2034 •	193	194

Argent Securities Trust
2.168% due 07/25/2036 •	970	848

Bayview Opportunity Master Fund Trust
4.213% due 10/29/2033 þ	71	71

Countrywide Asset-Backed Certificates Trust
2.258% due 02/25/2037 •	5,700	5,619
2.768% due 11/25/2035 •	2,400	2,404

Credit-Based Asset Servicing & Securitization Trust
3.549% due 01/25/2037 ^þ	8,359	3,949

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036 ^þ	210	117
6.172% due 06/25/2036 ^þ	325	156

GSAA Home Equity Trust
6.002% due 11/25/2036 þ	1,475	885

Home Equity Asset Trust
3.368% due 02/25/2033 •	163	164

MASTR Asset-Backed Securities Trust
2.718% due 09/25/2034 •	245	237

Morgan Stanley ABS Capital, Inc. Trust
2.783% due 01/25/2035 •	23	23
2.813% due 03/25/2034 •	4,176	4,150

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •	314	149
6.000% due 02/25/2037 ^~	98	78

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.168% due 07/25/2036 •	679	657

Option One Mortgage Loan Trust
2.238% due 04/25/2037 •	795	606
2.238% due 05/25/2037 •	325	239

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.538% due 09/25/2035 •	1,600	1,446

RAAC Trust
2.495% due 02/25/2046 •	672	658

Saxon Asset Securities Trust
2.328% due 09/25/2047 •	630	615

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
2.368% due 03/25/2036 •	$1,300	$1,277
2.918% due 10/25/2037 •	1,074	896

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ	516	518

		26,728

CORPORATE BONDS & NOTES 1.4%

CIMIC Group Ltd.
0.000% due 03/24/2020 (f)(i)	7,800	7,638

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	2,100	2,101

General Electric Co.
3.450% due 05/15/2024	100	103

Rio Oil Finance Trust
8.200% due 04/06/2028	5,300	6,082
9.250% due 07/06/2024	8,793	9,848
9.750% due 01/06/2027	4,034	4,730

		30,502

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

PG&E Corp.
1.125% due 12/31/2020 µ	700	705
4.320% (LIBOR03M + 2.250%) due 12/31/2020 ~µ	2,100	2,113

		2,818

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%

Adjustable Rate Mortgage Trust
4.475% due 11/25/2035 ^~	130	119

Banc of America Funding Trust
4.732% due 11/20/2035 ^~	167	162
5.888% due 04/25/2037 ^þ	177	178

BCAP LLC Trust
3.676% due 05/26/2037 ~	3,690	3,277

Bear Stearns Adjustable Rate Mortgage Trust
4.069% due 02/25/2036 ^~	87	84
4.328% due 01/25/2035 ~	12	12

Citigroup Mortgage Loan Trust
4.199% due 07/25/2046 ^~	76	71

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	151	150

CitiMortgage Alternative Loan Trust
2.668% due 10/25/2036 •	1,029	838

Civic Mortgage LLC
4.349% due 11/25/2022 þ	381	381

Countrywide Alternative Loan Trust
2.188% due 01/25/2037 ^•	41	40
2.338% due 11/25/2035 •	135	125
2.368% due 05/25/2036 ^•	700	418
5.750% due 03/25/2037 ^•	134	114
6.250% due 11/25/2036 ^	98	90

Countrywide Home Loan Mortgage Pass-Through Trust
3.842% due 03/25/2037 ^~	86	81
3.864% due 09/25/2047 ^~	46	44
3.870% due 02/25/2047 ^~	88	81
3.951% due 04/20/2036 ^~	53	50

Credit Suisse Mortgage Capital Certificates
2.766% (LIBOR01M) due 11/30/2037 ~	700	637

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	877	797

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.680% due 10/25/2035 ~	52	46
5.000% due 10/25/2033	3	3
5.500% due 12/25/2035 ^	171	166

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^þ	114	109
5.886% due 10/25/2036 ^þ	114	109

GSMPS Mortgage Loan Trust
2.368% due 01/25/2036 •	203	178

HarborView Mortgage Loan Trust
4.490% due 08/19/2036 ^~	21	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
2.658% due 03/25/2035 •	$205	$205

IndyMac Mortgage Loan Trust
2.198% due 02/25/2037 •	728	676
2.318% due 06/25/2037 ^•	140	89
3.594% due 10/25/2035 ~	108	98
3.753% due 06/25/2036 ~	129	127
3.797% due 11/25/2037 ~	1,147	1,129
3.868% due 08/25/2036 ~	190	185

JPMorgan Mortgage Trust
4.222% due 11/25/2035 ^~	68	64
4.433% due 04/25/2035 ~	28	28
4.457% due 08/25/2035 ~	136	140

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	356	350

Lehman XS Trust
2.208% due 09/25/2046 •	2,908	2,899
2.268% due 08/25/2037 •	7,428	7,403

Luminent Mortgage Trust
2.378% due 12/25/2036 ^•	61	58

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	132	24

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	1,748	1,602
6.500% due 07/25/2037 ^	500	480

Sequoia Mortgage Trust
3.659% due 01/20/2047 ^~	53	43

Structured Adjustable Rate Mortgage Loan Trust
3.531% due 10/25/2037 ^•	105	99
3.720% due 09/25/2036 ^~	270	212
3.790% due 11/25/2035 ^~	66	63
4.558% due 05/25/2036 ^~	201	195

SunTrust Adjustable Rate Mortgage Loan Trust
4.219% due 10/25/2037 ^~	933	908

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	568	45

WaMu Mortgage Pass-Through Certificates Trust
2.388% due 05/25/2034 •	113	103
3.446% due 01/25/2037 ^~	129	124
3.463% due 05/25/2037 ^~	172	144
3.536% due 04/25/2037 ^~	78	72
3.823% due 12/25/2036 ^~	253	253
4.177% due 03/25/2036 ~	2,060	2,023

Wells Fargo Mortgage-Backed Securities Trust
4.641% due 10/25/2036 ~	517	516

		28,737

U.S. GOVERNMENT AGENCIES 8.8%

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	23,200	23,075
3.000% due 11/01/2049	35,100	35,615
3.500% due 11/01/2049	49,200	50,491
4.000% due 11/01/2049	72,500	75,284

		184,465

U.S. TREASURY OBLIGATIONS 1.6%

U.S. Treasury Notes
1.375% due 04/30/2021 (m)	33,500	33,323

Total United States (Cost $303,100)		306,573

URUGUAY 1.2%

SOVEREIGN ISSUES 1.2%

Uruguay Government International Bond
4.375% due 01/23/2031	$1,953	2,159
4.975% due 04/20/2055	5,800	6,808
5.100% due 06/18/2050	6,100	7,267
7.875% due 01/15/2033	6,550	9,764

Total Uruguay (Cost $22,057)		25,998

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.7%

CORPORATE BONDS & NOTES 0.3%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$51,899	$4,541
5.500% due 04/12/2037 ^(c)	19,263	1,686
6.000% due 05/16/2024 ^(c)	2,800	245

		6,472

SOVEREIGN ISSUES 0.4%

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)	120	13
7.000% due 03/31/2038 ^(c)	19,240	2,164
7.650% due 04/21/2025 ^(c)	10,109	1,137
7.750% due 10/13/2019 ^(c)	7,300	821
8.250% due 10/13/2024 ^(c)	21,739	2,446
9.000% due 05/07/2023 ^(c)	2,521	284
9.250% due 09/15/2027 ^(c)	7,540	848
9.250% due 05/07/2028 ^(c)	3,027	341
11.950% due 08/05/2031 ^(c)	6,580	740

		8,794

Total Venezuela (Cost $89,212)		15,266

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%

Vietnam Government International Bond
5.500% due 03/12/2028	$1,533	1,533

Total Vietnam (Cost $1,400)		1,533

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020		$1,341	$1,367
5.125% due 05/15/2024		200	212

Total Virgin Islands (British) (Cost $1,532)			1,579

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
5.375% due 09/20/2022		$1,100	774
8.500% due 04/14/2024		2,300	1,648
8.970% due 07/30/2027		1,200	860

Total Zambia (Cost $3,078)			3,282

SHORT-TERM INSTRUMENTS 2.4%

REPURCHASE AGREEMENTS (j) 1.8%
			37,671

SHORT-TERM NOTES 0.3%

ING Bank NV
0.000% due 07/09/2020 (f)		$4,000	3,853

Nigeria Open Market Operation Bills
13.203% due 12/19/2019	NGN	887,000	2,384

			6,237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NIGERIA TREASURY BILLS 0.3%
13.217% due 11/28/2019 - 02/13/2020 (e)(f)	NGN	2,143,200	$5,747

Total Short-Term Instruments (Cost $49,683)			49,655

Total Investments in Securities (Cost $2,274,987)			2,243,790

		SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III		6,281,293	62,141

Total Short-Term Instruments (Cost $62,123)			62,141

Total Investments in Affiliates (Cost $62,123)			62,141

Total Investments 109.5% (Cost $2,337,110)			$2,305,931

Financial Derivative Instruments (l)(n) 0.4% (Cost or Premiums, net $(8,084))			7,919

Other Assets and Liabilities, net (9.9)%			(208,226)

Net Assets 100.0%			$2,105,624

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	03/24/2020	09/27/2019	$ 7,638	$7,638	0.36%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.950%	09/27/2019	10/03/2019	$5,527	U.S. Treasury Notes 2.375% due 02/29/2024	$(5,537)	$5,527	$5,528
	2.000	09/30/2019	10/01/2019	10,933	U.S. Treasury Notes 2.625% due 02/15/2029	(10,970)	10,933	10,934
	2.100	09/24/2019	10/01/2019	10,555	U.S. Treasury Bonds 3.375% due 11/15/2048	(10,612)	10,555	10,559
FICC	1.500	09/30/2019	10/01/2019	10,656	U.S. Treasury Notes 2.250% due 03/31/2021	(10,870)	10,656	10,657

Total Repurchase Agreements						$(37,989)	$37,671	$37,678

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	1.650%	09/30/2019	TBD	(3)	$(1,746)	$(1,746)
CFR	1.500	08/14/2019	TBD	(3)	(558)	(559)
MEI	1.150	02/27/2019	TBD	(3)	(586)	(592)

Total Reverse Repurchase Agreements						$(2,897)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
United States (1.3)%
U.S. Treasury Obligations (1.3)%
U.S. Treasury Bonds	3.375%	11/15/2048	$8,238	$(10,269)	$(10,612)
U.S. Treasury Notes	2.375	02/29/2024	5,340	(5,518)	(5,537)
U.S. Treasury Notes	2.625	02/15/2029	10,100	(10,914)	(10,969)

Total Short Sales (1.3)%				$(26,701)	$(27,118)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$27,021	$0	$0	$0	$27,021	$(27,119)	$(98)
BPS	0	(1,746)	0	0	(1,746)	1,718	(28)
CFR	0	(559)	0	0	(559)	559	0
FICC	10,657	0	0	0	10,657	(10,870)	(213)
JPS	0	0	0	0	0	(83)	(83)
MEI	0	(592)	0	0	(592)	616	24

Master Securities Forward Transaction Agreement
BPG	0	0	0	(27,118)	(27,118)	0	(27,118)

Total Borrowings and Other Financing Transactions	$37,678	$(2,897)	$0	$(27,118)

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,305)	$(2,305)
Sovereign Issues	0	0	0	(592)	(592)

Total Borrowings	$0	$0	$0	$(2,897)	$(2,897)

Payable for reverse repurchase agreements					$(2,897)

(k)	Securities with an aggregate market value of $2,893 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(5,054) at a weighted average interest rate of 1.882%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $150 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2019	328	$39,081	$(209)	$0	$(16)
U.S. Treasury 10-Year Note December Futures	12/2019	1,053	137,219	(1,281)	0	(82)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	430	82,520	(2,216)	27	0

				$(3,706)	$27	$(98)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	324	$(61,535)	$723	$39	$(14)
U.S. Treasury 2-Year Note December Futures	12/2019	153	(32,972)	78	5	0

				$801	$44	$(14)

Total Futures Contracts				$(2,905)	$71	$(112)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.454%	EUR 1,200	$3	$(1)	$2	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986	$ 1,300	(89)	90	1	0	0

						$(86)	$89	$3	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/20/2022	$85,030	$(2,539)	$4,886	$2,347	$0	$(19)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	22,300	(2,779)	2,807	28	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	06/15/2046		$500	$60	$(149)	$(89)	$0	$(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	(236)	(100)	0	(1)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		18,250	1,308	(5,769)	(4,461)	0	(27)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025	EUR	8,000	78	(29)	49	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		6,400	117	(93)	24	8	0

							$(3,619)	$1,417	$(2,202)	$8	$(56)

Total Swap Agreements							$(3,705)	$1,506	$(2,199)	$8	$(56)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$71	$8	$79	$0	$(112)	$(56)	$(168)

(m)

Securities with an aggregate market value of $4,471 and cash of $4,899 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	BRL	5,932		$1,425	$0	$(3)
	10/2019	TRY	47,230		7,861	0	(459)
	10/2019		$1,434	BRL	5,932	0	(6)
	10/2019		2,337	EGP	39,235	60	0
	11/2019		1,392	EUR	1,271	0	(3)
	02/2020		4,897	EGP	90,201	416	0

BPS	10/2019	EUR	891		$985	14	0
	10/2019	TRY	3,203		537	0	(27)
	10/2019		$1,568	EUR	1,427	0	(13)

BRC	10/2019	BRL	32,785		$7,873	0	(18)
	10/2019	MXN	4,085		211	5	0
	10/2019		$7,926	BRL	32,785	0	(35)
	10/2019		109,907	EUR	100,519	0	(347)
	11/2019	EUR	100,519		$110,176	343	0
	01/2020		$208	MXN	4,085	0	(4)

CBK	10/2019	EUR	731		$809	12	0
	10/2019	PEN	10,935		3,248	4	0

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019		$6,089	EUR	5,517	$0	$(76)
	10/2019		3,265	PEN	10,935	0	(22)
	10/2019		236	ZAR	3,373	0	(14)
	11/2019	PEN	87,317		$25,604	0	(242)
	12/2019		10,935		3,256	21	0
	02/2020		$4,897	EGP	90,299	421	0
	04/2020	NGN	1,407,883		$3,714	0	(50)

FBF	10/2019	BRL	5,028		1,207	0	(3)
	10/2019		$1,214	BRL	5,028	0	(4)

GLM	10/2019		5,559	TRY	32,483	163	0
	11/2019		10,515	EGP	186,535	766	0
	02/2020		1,101		20,317	95	0

HUS	10/2019	TRY	2,575		$431	0	(23)
	11/2019		$8,550	EGP	153,900	781	0

JPM	10/2019	RUB	1,821,027		$28,285	256	0
	10/2019		$208	MXN	4,085	0	(2)
	02/2020	NGN	1,731,578		$4,642	0	(52)
	02/2020		$4,624	NGN	1,731,578	70	0

MYI	10/2019		5,602	TRY	32,945	201	0
	12/2019	MYR	963		$229	0	0
	01/2020	BRL	12,680		3,288	253	0
	01/2020		$3,208	BRL	12,680	0	(173)

RYL	11/2019		491	CAD	650	0	0
	03/2020	CNH	840		$117	0	(1)

SCX	10/2019	BRL	43,746		10,570	42	0
	10/2019	EUR	105,841		117,458	2,097	0
	10/2019	TRY	12,682		2,122	0	(112)
	10/2019		$10,505	BRL	43,746	24	0
	11/2019		10,550		43,746	0	(46)

SOG	10/2019	GBP	1,190		$1,455	0	(8)

UAG	10/2019	JPY	164,400		1,558	38	0
	10/2019		$1,528	JPY	164,400	0	(7)
	11/2019	JPY	164,400		$1,531	7	0

Total Forward Foreign Currency Contracts						$6,089	$(1,750)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	8,900	$(115)	$0

Total Written Options						$(115)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2022	2.911%	$	4,600	$190	$74	$264	$0

CBK	Russia Government International Bond	(1.000)	Quarterly	06/20/2024	0.785		9,300	48	(141)	0	(93)

GST	Turkey Government International Bond	(1.000)	Quarterly	12/20/2022	2.911		1,100	46	17	63	0
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	3.525		12,800	1,609	(128)	1,481	0

								$1,893	$(178)	$1,808	$(93)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2020	0.453%	$2,200	$(135)	$144	$9	$0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.273	1,600	(87)	99	12	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.099	700	(29)	35	6	0

BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.391	3,000	0	5	5	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.350	300	(9)	13	4	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295	3,100	9	(3)	6	0

BRC	Brazil Government International Bond	1.000	Quarterly	12/20/2020	0.573	9,200	(1,533)	1,584	51	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.802	500	(32)	35	3	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.273	1,500	(85)	96	11	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.762	4,100	(566)	609	43	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.538	10,748	(635)	735	100	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.203	2,900	(34)	86	52	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.692	11,200	121	39	160	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120	3,000	(214)	207	0	(7)

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836	200	(2)	4	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937	500	2	0	2	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.762	4,100	(560)	603	43	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295	4,600	17	(8)	9	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.322	2,600	11	3	14	0
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	0.681	11,200	(108)	137	29	0

DUB	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.273	1,000	(56)	63	7	0
	Egypt Government International Bond	1.000	Quarterly	06/20/2020	1.528	2,900	(84)	74	0	(10)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295	2,500	10	(5)	5	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.538	4,000	(157)	194	37	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.255	7,800	(60)	218	158	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	03/20/2020	0.087	2,100	(18)	28	10	0

FBF	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.528	1,600	(113)	121	8	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.273	600	(32)	36	4	0
	Ecuador Government International Bond	5.000	Quarterly	06/20/2021	5.029	5,100	(329)	334	5	0
	Ecuador Government International Bond	5.000	Quarterly	12/20/2021	5.141	2,100	(160)	157	0	(3)
	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.305	5,900	(503)	340	0	(163)

GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.070	3,000	8	20	28	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710	800	(12)	22	10	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.762	3,600	(492)	530	38	0

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	1.162%	$100	$(1)	$0	$0	$(1)
	Panama Government International Bond	1.000	Quarterly	06/20/2020	0.087	1,000	10	(3)	7	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.692	15,000	113	101	214	0

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.442	12,900	34	4	38	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.453	5,400	10	13	23	0
	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.528	1,200	(88)	94	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.322	13,300	70	(1)	69	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	300	(5)	6	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	100	(1)	1	0	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.692	27,100	284	104	388	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2019	0.804	18,600	(827)	841	14	0

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.391	1,300	(49)	51	2	0
	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.528	600	(46)	49	3	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	12/20/2020	0.397	2,200	(372)	389	17	0
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.503	3,500	83	(3)	80	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.203	2,300	(28)	69	41	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.692	48,300	510	181	691	0

MYC	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	0.815	6,000	(10)	62	52	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162	500	(3)	(1)	0	(4)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.255	2,700	(21)	76	55	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.692	11,100	60	99	159	0

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120	200	(13)	13	0	0

							$(6,157)	$8,700	$2,731	$(188)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	3-Month CNY-CNREPOFIX	2.695%	Quarterly	08/09/2024	CNY	169,000	$0	$(226)	$0	$(226)

GST	Pay	3-Month CNY-CNREPOFIX	2.746	Quarterly	08/20/2024		161,400	0	(167)	0	(167)

MYI	Pay	3-Month CNY-CNREPOFIX	2.710	Quarterly	08/08/2024		11,500	0	(14)	0	(14)

SCX	Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	08/08/2024		142,800	0	(182)	0	(182)

								$0	$(589)	$0	$(589)

Total Swap Agreements								$(4,264)	$7,933	$4,539	$(870)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(7)
BOA	$476	$0	$27	$503	$(471)	$0	$0	$(471)	$32	$(380)	$(348)
BPS	14	0	279	293	(40)	0	0	(40)	253	(330)	(77)
BRC	348	0	420	768	(404)	0	(233)	(637)	131	(270)	(139)
CBK	458	0	99	557	(404)	0	(93)	(497)	60	0	60
DUB	0	0	217	217	0	0	(10)	(10)	207	(290)	(83)
FBF	0	0	17	17	(7)	0	(166)	(173)	(156)	0	(156)
GLM	1,024	0	0	1,024	0	0	0	0	1,024	(860)	164
GST	0	0	1,841	1,841	0	0	(168)	(168)	1,673	(1,830)	(157)
HUS	781	0	539	1,320	(23)	0	0	(23)	1,297	(1,220)	77
JPM	326	0	834	1,160	(54)	0	0	(54)	1,106	(1,120)	(14)
MYC	0	0	266	266	0	0	(4)	(4)	262	(260)	2
MYI	454	0	0	454	(173)	0	(14)	(187)	267	(10)	257
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	2,163	0	0	2,163	(158)	0	(182)	(340)	1,823	(1,180)	643
SOG	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
UAG	45	0	0	45	(7)	0	0	(7)	38	0	38

Total Over the Counter	$6,089	$0	$4,539	$10,628	$(1,750)	$0	$(870)	$(2,620)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$71	$71
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$79	$79

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,089	$0	$6,089
Swap Agreements	0	4,539	0	0	0	4,539

	$0	$4,539	$0	$6,089	$0	$10,628

	$0	$4,539	$0	$6,089	$79	$10,707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$112	$112
Swap Agreements	0	0	0	0	56	56

	$0	$0	$0	$0	$168	$168

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,750	$0	$1,750
Swap Agreements	0	281	0	0	589	870

	$0	$281	$0	$1,750	$589	$2,620

	$0	$281	$0	$1,750	$757	$2,788

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13,598	$13,598
Swap Agreements	0	1,623	0	0	(163)	1,460

	$0	$1,623	$0	$0	$13,435	$15,058

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,401	$0	$5,401
Written Options	0	55	0	0	3	58
Swap Agreements	0	1,387	0	0	0	1,387

	$0	$1,442	$0	$5,401	$3	$6,846

	$0	$3,065	$0	$5,401	$13,438	$21,904

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,099)	$(4,099)
Swap Agreements	0	(996)	0	0	(927)	(1,923)

	$0	$(996)	$0	$0	$(5,026)	$(6,022)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,013	$0	$3,013
Written Options	0	(39)	0	0	(2)	(41)
Swap Agreements	0	622	0	0	(589)	33

	$0	$583	$0	$3,013	$(591)	$3,005

	$0	$(413)	$0	$3,013	$(5,617)	$(3,017)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Albania
Sovereign Issues	$0	$2,931	$0	$2,931
Argentina
Sovereign Issues	0	56,677	0	56,677
Armenia
Sovereign Issues	0	2,356	0	2,356
Austria
Corporate Bonds & Notes	0	1,254	0	1,254
Azerbaijan
Corporate Bonds & Notes	0	32,084	0	32,084
Sovereign Issues	0	1,909	0	1,909
Bahamas
Sovereign Issues	0	6,534	0	6,534
Brazil
Corporate Bonds & Notes	0	67,259	0	67,259
Loan Participations and Assignments	0	0	12,034	12,034
Sovereign Issues	0	9,922	0	9,922
Cayman Islands
Asset-Backed Securities	0	0	2,330	2,330
Corporate Bonds & Notes	0	54,509	0	54,509
Chile
Corporate Bonds & Notes	0	51,393	0	51,393
China
Corporate Bonds & Notes	0	26,649	0	26,649
Colombia
Corporate Bonds & Notes	0	10,974	0	10,974
Sovereign Issues	0	19,899	0	19,899
Costa Rica
Sovereign Issues	0	7,942	0	7,942
Dominican Republic
Sovereign Issues	0	58,719	0	58,719
Ecuador
Sovereign Issues	0	28,446	0	28,446
Egypt
Sovereign Issues	0	52,624	0	52,624
El Salvador
Sovereign Issues	0	12,005	0	12,005
Gabon
Sovereign Issues	0	1,781	0	1,781
Germany
Corporate Bonds & Notes	0	11,330	0	11,330
Ghana
Sovereign Issues	0	29,658	0	29,658
Guatemala
Sovereign Issues	0	26,790	0	26,790
Hong Kong
Corporate Bonds & Notes	0	15,243	0	15,243
India
Corporate Bonds & Notes	0	1,707	0	1,707
Sovereign Issues	0	10,074	0	10,074
Indonesia
Corporate Bonds & Notes	0	76,271	0	76,271
Sovereign Issues	0	84,544	0	84,544
Ireland
Corporate Bonds & Notes	0	14,640	0	14,640
Israel
Corporate Bonds & Notes	0	6,095	0	6,095
U.S. Government Agencies	0	116	0	116
Ivory Coast
Sovereign Issues	0	13,195	0	13,195
Jersey, Channel Islands
Asset-Backed Securities	0	0	2,075	2,075
Jordan
Sovereign Issues	0	8,805	0	8,805

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Kazakhstan
Corporate Bonds & Notes	$0	$4,906	$0	$4,906
Sovereign Issues	0	11,790	0	11,790
Kenya
Sovereign Issues	0	6,620	0	6,620
Luxembourg
Corporate Bonds & Notes	0	64,240	0	64,240
Malaysia
Corporate Bonds & Notes	0	1,120	0	1,120
Mauritius
Corporate Bonds & Notes	0	5,654	0	5,654
Mexico
Common Stocks	7	0	0	7
Corporate Bonds & Notes	0	116,031	0	116,031
Sovereign Issues	0	53,126	0	53,126
Mongolia
Sovereign Issues	0	8,439	0	8,439
Morocco
Corporate Bonds & Notes	0	2,736	0	2,736
Namibia
Sovereign Issues	0	2,329	0	2,329
Netherlands
Asset-Backed Securities	0	273	0	273
Corporate Bonds & Notes	0	8,866	0	8,866
Nigeria
Sovereign Issues	0	36,677	0	36,677
Oman
Corporate Bonds & Notes	0	9,976	0	9,976
Sovereign Issues	0	53,620	0	53,620
Pakistan
Corporate Bonds & Notes	0	3,516	0	3,516
Sovereign Issues	0	2,471	0	2,471
Panama
Corporate Bonds & Notes	0	7,404	0	7,404
Sovereign Issues	0	13,238	0	13,238
Paraguay
Sovereign Issues	0	6,954	0	6,954
Peru
Corporate Bonds & Notes	0	9,703	0	9,703
Sovereign Issues	0	36,832	0	36,832
Qatar
Loan Participations and Assignments	0	0	11,571	11,571
Sovereign Issues	0	38,578	0	38,578
Romania
Sovereign Issues	0	29,384	0	29,384
Russia
Corporate Bonds & Notes	0	4,235	0	4,235
Sovereign Issues	0	76,645	0	76,645
Saudi Arabia
Corporate Bonds & Notes	0	219	0	219
Sovereign Issues	0	25,490	0	25,490
Senegal
Sovereign Issues	0	11,928	0	11,928
Serbia
Sovereign Issues	0	11,253	0	11,253
South Africa
Corporate Bonds & Notes	0	36,447	0	36,447
Sovereign Issues	0	39,438	0	39,438
Sri Lanka
Sovereign Issues	0	21,957	0	21,957
Tanzania
Loan Participations and Assignments	0	0	12,263	12,263
Sovereign Issues	0	1,015	0	1,015
Thailand
Corporate Bonds & Notes	0	9,678	0	9,678

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Trinidad and Tobago
Corporate Bonds & Notes	$0	$1,284	$0	$1,284
Sovereign Issues	0	625	0	625
Tunisia
Sovereign Issues	0	1,474	0	1,474
Turkey
Corporate Bonds & Notes	0	20,721	0	20,721
Loan Participations and Assignments	0	4,134	0	4,134
Sovereign Issues	0	110,659	0	110,659
Ukraine
Sovereign Issues	0	76,595	0	76,595
United Arab Emirates
Corporate Bonds & Notes	0	5,682	0	5,682
United Kingdom
Corporate Bonds & Notes	0	1,327	0	1,327
United States
Asset-Backed Securities	0	26,728	0	26,728
Corporate Bonds & Notes	0	30,502	0	30,502
Loan Participations and Assignments	0	2,818	0	2,818
Non-Agency Mortgage-Backed Securities	0	28,737	0	28,737
U.S. Government Agencies	0	184,465	0	184,465
U.S. Treasury Obligations	0	33,323	0	33,323
Uruguay
Sovereign Issues	0	25,998	0	25,998
Venezuela
Corporate Bonds & Notes	0	6,472	0	6,472
Sovereign Issues	0	8,794	0	8,794
Vietnam
Sovereign Issues	0	1,533	0	1,533
Virgin Islands (British)
Corporate Bonds & Notes	0	1,579	0	1,579
Zambia
Sovereign Issues	0	3,282	0	3,282
Short-Term Instruments
Repurchase Agreements	0	37,671	0	37,671
Short-Term Notes	0	6,237	0	6,237
Nigeria Treasury Bills	0	5,747	0	5,747

	$7	$2,203,510	$40,273	$2,243,790

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$62,141	$0	$0	$62,141

Total Investments	$62,148	$2,203,510	$40,273	$2,305,931

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(27,118)	$0	$(27,118)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	71	8	0	79
Over the counter	0	10,628	0	10,628

	$71	$10,636	$0	$10,707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(112)	(56)	0	(168)
Over the counter	0	(2,620)	0	(2,620)

	$(112)	$(2,676)	$0	$(2,788)

Total Financial Derivative Instruments	$(41)	$7,960	$0	$7,919

Totals	$62,107	$2,184,352	$40,273	$2,286,732

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$11,814	$0	$0	$14	$0	$206	$0	$0	$12,034	$206
Cayman Islands
Asset-Backed Securities	0	2,573	(258)	1	1	13	0	0	2,330	13
Jersey, Channel Islands
Asset-Backed Securities	0	2,578	(523)	5	7	8	0	0	2,075	8
Luxembourg
Asset-Backed Securities	644	0	(625)	6	17	(42)	0	0	0	0
Qatar
Loan Participations and Assignments	11,513	0	0	25	0	33	0	0	11,571	33
Tanzania
Loan Participations and Assignments	13,097	5,462	(6,377)	5	4	72	0	0	12,263	80

Totals	$37,068	$10,613	$(7,783)	$56	$29	$290	$0	$0	$40,273	$340

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

September 30, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$12,034	Proxy Pricing	Base Price	101.080
Cayman Islands
Asset-Backed Securities	2,330	Other Valuation Techniques(2)	—	—
Jersey, Channel Islands
Asset-Backed Securities	2,075	Other Valuation Techniques(2)	—	—
Qatar
Loan Participations and Assignments	11,571	Third Party Vendor	Broker Quote	99.750
Tanzania
Loan Participations and Assignments	6,764	Proxy Pricing	Base Price	100.897
	5,499	Third Party Vendor	Broker Quote	100.250

Total	$40,273

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.7%

ARGENTINA 3.0%

CORPORATE BONDS & NOTES 2.2%

Cia General de Combustibles S.A.
9.500% due 11/07/2021		$300	$229

Genneia S.A.
8.750% due 01/20/2022		800	502

Pampa Energia S.A.
7.375% due 07/21/2023		1,100	907

Rio Energy S.A.
6.875% due 02/01/2025		1,800	855

YPF S.A.
8.750% due 04/04/2024		400	333

			2,826

SOVEREIGN ISSUES 0.8%

Argentina Government International Bond
4.000% due 03/06/2020	ARS	55	0
51.603% (BADLARPP) due 10/04/2022 ~(a)		57	1
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		1,628	12
79.499% (ARLLMONP) due 06/21/2020 ~(a)		5,494	42

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		510	3
63.473% due 12/06/2019 •(a)		30	0

Provincia de Cordoba
7.450% due 09/01/2024		$900	522

Provincia de Neuquen
7.500% due 04/27/2025		600	366

			946

Total Argentina (Cost $5,897)			3,772

AUSTRALIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Barminco Finance Pty. Ltd.
6.625% due 05/15/2022		$400	411

Total Australia (Cost $400)			411

AUSTRIA 1.5%

CORPORATE BONDS & NOTES 1.5%

Eldorado Intl. Finance GmbH
8.625% due 06/16/2021		$500	522

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	209
7.500% due 06/15/2032		$1,100	1,155

Total Austria (Cost $1,789)			1,886

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%

Digicel Ltd.
6.000% due 04/15/2021		$400	284

Total Bermuda (Cost $381)			284

BRAZIL 7.8%

CORPORATE BONDS & NOTES 6.6%

Embraer Netherlands Finance BV
5.050% due 06/15/2025		$1,400	1,536

Odebrecht Finance Ltd.
4.375% due 04/25/2025 ^(d)		300	32
5.250% due 06/27/2029 ^(d)		1,950	215
7.125% due 06/26/2042 ^(d)		1,050	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (f)(g)		$470	$6
0.000% due 10/31/2019 (f)(g)		652	8

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)(i)		800	736

Petrobras Global Finance BV
4.750% due 01/14/2025	EUR	1,000	1,280
5.093% due 01/15/2030		$415	433
7.250% due 03/17/2044		200	240

Samarco Mineracao S.A.
4.125% due 11/01/2022 ^(d)		500	361
5.375% due 09/26/2024 ^(d)		600	451
5.750% due 10/24/2023 ^(d)		900	679

Suzano Austria GmbH
7.000% due 03/16/2047		600	686

Vale Overseas Ltd.
6.875% due 11/10/2039		1,200	1,534

			8,307

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,500	1,517

		SHARES
WARRANTS 0.0%

OAS S.A. — Exp. 01/21/2039 «(i)		131,712	2

Total Brazil (Cost $10,560)			9,826

		PRINCIPAL AMOUNT (000S)
CANADA 2.0%

CORPORATE BONDS & NOTES 2.0%

Canacol Energy Ltd.
7.250% due 05/03/2025		$1,000	1,062

Frontera Energy Corp.
9.700% due 06/25/2023		1,400	1,489

Total Canada (Cost $2,429)			2,551

CAYMAN ISLANDS 12.3%

CORPORATE BONDS & NOTES 12.3%

ADCB Finance Cayman Ltd.
4.000% due 03/29/2023		$900	943

China Evergrande Group
8.250% due 03/23/2022		600	537

DP World Crescent Ltd.
3.908% due 05/31/2023		1,600	1,650

EMG SUKUK Ltd.
4.564% due 06/18/2024		300	315

Goodman HK Finance
4.375% due 06/19/2024		701	740

IIRSA Norte Finance Ltd.
8.750% due 05/30/2024		51	57

MAF Global Securities Ltd.
4.750% due 05/07/2024		400	427

MAF Sukuk Ltd.
4.500% due 11/03/2025		2,300	2,456

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		200	203

Metropolitan Light Co. Ltd.
5.500% due 11/21/2022		811	839

MGM China Holdings Ltd.
5.375% due 05/15/2024		700	728

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		744	740

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		814	490

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		$889	$874

Sands China Ltd.
5.125% due 08/08/2025		1,800	1,981

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023		500	508

VLL International, Inc.
5.750% due 11/28/2024		600	621

Wynn Macau Ltd.
4.875% due 10/01/2024		600	599

Yingde Gases Investment Ltd.
6.250% due 01/19/2023		800	818

Total Cayman Islands (Cost $14,958)			15,526

CHILE 1.6%

CORPORATE BONDS & NOTES 1.6%

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		$1,553	1,594
4.500% due 08/15/2025		351	352

Total Chile (Cost $1,844)			1,946

CHINA 1.4%

CORPORATE BONDS & NOTES 1.4%

CCCI Treasure Ltd.
3.500% due 04/21/2020 •(g)		$300	300

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027		500	525

Proven Honour Capital Ltd.
4.125% due 05/19/2025		200	206
4.125% due 05/06/2026		200	205

Yankuang Group Cayman Ltd.
4.750% due 11/30/2020		500	503

Total China (Cost $1,698)			1,739

		SHARES
COLOMBIA 0.4%

COMMON STOCKS 0.1%

Frontera Energy Corp.		16,190	156

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.3%

SURA Asset Management S.A.
4.875% due 04/17/2024		$400	432

Total Colombia (Cost $1,786)			588

GHANA 0.4%

SOVEREIGN ISSUES 0.4%

Ghana Government International Bond
7.875% due 03/26/2027		$500	514

Total Ghana (Cost $500)			514

GUERNSEY, CHANNEL ISLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	700	834

Total Guernsey, Channel Islands (Cost $810)			834

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		$400	$409

Total Hong Kong (Cost $396)			409

INDIA 1.2%

CORPORATE BONDS & NOTES 1.2%

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024		$1,000	1,007

Bharti Airtel Ltd.
4.375% due 06/10/2025		500	518

Total India (Cost $1,497)			1,525

INDONESIA 1.6%

CORPORATE BONDS & NOTES 1.6%

Medco Oak Tree Pte Ltd.
7.375% due 05/14/2026		$600	607

Minejesa Capital BV
4.625% due 08/10/2030		1,100	1,135

Perusahaan Gas Negara Tbk PT
5.125% due 05/16/2024		200	218

Total Indonesia (Cost $1,887)			1,960

IRELAND 3.6%

CORPORATE BONDS & NOTES 3.6%

Credit Bank of Moscow Via CBOM Finance PLC
5.150% due 02/20/2024	EUR	800	912

Eurochem Finance DAC
5.500% due 03/13/2024		$1,100	1,186

MMC Norilsk Nickel OJSC Via MMC Finance DAC
6.625% due 10/14/2022		300	330

Mobile Telesystems OJSC via MTS International Funding Ltd.
5.000% due 05/30/2023		200	211

Novolipetsk Steel Via Steel Funding DAC
4.000% due 09/21/2024		500	517
4.500% due 06/15/2023		300	314

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023		1,000	1,028

Total Ireland (Cost $4,228)			4,498

ISRAEL 0.5%

CORPORATE BONDS & NOTES 0.5%

Israel Electric Corp. Ltd.
5.000% due 11/12/2024		$600	662

Total Israel (Cost $659)			662

LUXEMBOURG 6.0%

CORPORATE BONDS & NOTES 6.0%

Adecoagro S.A.
6.000% due 09/21/2027		$200	192

Altice Financing S.A.
7.500% due 05/15/2026		400	426

Altice Luxembourg S.A.
7.750% due 05/15/2022		200	205

Andrade Gutierrez International S.A. (11.000% Cash or 12.000% PIK)
11.000% due 08/20/2021 (c)		329	329

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)		3,220	1,401

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		2,100	2,333

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Marine S.A.
9.125% due 07/26/2022	$600	$627

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (b)	800	800
10.500% due 01/22/2024	1,100	1,211

Total Luxembourg (Cost $7,896)		7,524

MAURITIUS 2.7%

CORPORATE BONDS & NOTES 2.7%

Azure Power Energy Ltd.
5.500% due 11/03/2022	$400	406

Greenko Dutch BV
4.875% due 07/24/2022	200	201

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	700	702

HTA Group Ltd.
9.125% due 03/08/2022	800	836

MTN Mauritius Investments Ltd.
4.755% due 11/11/2024	500	507

Neerg Energy Ltd.
6.000% due 02/13/2022	800	793

Total Mauritius (Cost $3,400)		3,445

	SHARES
MEXICO 3.1%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «	172,487	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.1%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024	$1,900	1,952

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(g)(h)	200	202

Trust F
6.390% due 01/15/2050	300	320
6.950% due 01/30/2044	950	1,108

Unifin Financiera S.A.B. de C.V. SOFOM ENR
7.000% due 01/15/2025	300	298

		3,880

Total Mexico (Cost $4,875)		3,880

MOROCCO 0.3%

CORPORATE BONDS & NOTES 0.3%

OCP S.A.
4.500% due 10/22/2025	$400	422

Total Morocco (Cost $395)		422

NETHERLANDS 4.8%

CORPORATE BONDS & NOTES 4.8%

IHS Netherlands Holdco BV
7.125% due 03/18/2025	$800	815

Metinvest BV
7.750% due 04/23/2023	1,900	2,008

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	3,900	3,164

Total Netherlands (Cost $6,147)		5,987

NIGERIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Access Bank PLC
10.500% due 10/19/2021	$200	224

United Bank for Africa PLC
7.750% due 06/08/2022	300	320

Total Nigeria (Cost $514)		544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 0.7%

CORPORATE BONDS & NOTES 0.7%

Banistmo S.A.
3.650% due 09/19/2022	$200	$202

Multibank, Inc.
4.375% due 11/09/2022	700	722

Total Panama (Cost $899)		924

RUSSIA 3.0%

CORPORATE BONDS & NOTES 3.0%

ALROSA Finance S.A.
4.650% due 04/09/2024	$200	210

MMK International Capital DAC
4.375% due 06/13/2024	2,200	2,304

Sovcombank PJSC
8.000% due 04/07/2030	1,300	1,300

Total Russia (Cost $3,710)		3,814

SAUDI ARABIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Saudi Arabian Oil Co.
2.875% due 04/16/2024	$900	911

Total Saudi Arabia (Cost $914)		911

SINGAPORE 3.8%

CORPORATE BONDS & NOTES 3.8%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028	$1,100	1,075

BOC Aviation Ltd.
3.500% due 01/31/2023	700	716
3.500% due 10/10/2024	300	308

GLP Pte. Ltd.
3.875% due 06/04/2025	1,300	1,314

Indika Energy Capital Pte. Ltd.
5.875% due 11/09/2024	600	586

Marble Pte. Ltd.
5.300% due 06/20/2022	200	202

Medco Straits Services Pte. Ltd.
8.500% due 08/17/2022	500	535

Total Singapore (Cost $4,399)		4,736

SOUTH AFRICA 4.1%

CORPORATE BONDS & NOTES 4.1%

African Bank Ltd.
6.000% due 02/08/2020	$1,100	1,109
8.125% due 10/19/2020	400	413

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	600	642

Myriad International Holdings BV
4.850% due 07/06/2027	600	665
5.500% due 07/21/2025	400	446

SASOL Financing USA LLC
5.875% due 03/27/2024	1,700	1,838

Total South Africa (Cost $5,030)		5,113

SOUTH KOREA 0.9%

CORPORATE BONDS & NOTES 0.9%

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (h)	$400	421

Woori Bank
4.750% due 04/30/2024 (h)	600	644

Total South Korea (Cost $1,022)		1,065

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 0.9%

CORPORATE BONDS & NOTES 0.9%

International Airport Finance S.A.
12.000% due 03/15/2033	$1,000	$1,114

Total Spain (Cost $1,000)		1,114

SUPRANATIONAL 2.5%

CORPORATE BONDS & NOTES 2.5%

Africa Finance Corp.
3.875% due 04/13/2024	$1,400	1,445

African Export-Import Bank
4.125% due 06/20/2024	1,600	1,658

Total Supranational (Cost $2,883)		3,103

TANZANIA 0.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	$500	505

Total Tanzania (Cost $500)		505

TURKEY 6.2%

CORPORATE BONDS & NOTES 5.3%

Akbank T.A.S.
5.125% due 03/31/2025	$500	472

QNB Finansbank A/S
4.875% due 05/19/2022	900	897
6.875% due 09/07/2024	1,400	1,457

Turk Telekomunikasyon A/S
6.875% due 02/28/2025	1,200	1,266

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	108	101

Turkiye Is Bankasi A/S
5.000% due 04/30/2020	700	703

Turkiye Sise ve Cam Fabrikalari A/S
6.950% due 03/14/2026	1,000	1,031

Yapi ve Kredi Bankasi A/S
5.750% due 02/24/2022	800	798

		6,725

SOVEREIGN ISSUES 0.9%

Export-Credit Bank of Turkey
8.250% due 01/24/2024	700	741

Turkey Government International Bond
7.250% due 12/23/2023	400	424

		1,165

Total Turkey (Cost $7,642)		7,890

UKRAINE 1.0%

SOVEREIGN ISSUES 1.0%

Ukraine Government International Bond
0.000% due 05/31/2040 ~	$1,300	1,219

Total Ukraine (Cost $817)		1,219

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 1.2%

CORPORATE BONDS & NOTES 1.2%

ADES International Holding PLC
8.625% due 04/24/2024	$1,500	$1,498

Total United Arab Emirates (Cost $1,500)		1,498

UNITED KINGDOM 3.8%

CORPORATE BONDS & NOTES 3.8%

Afren PLC
6.625% due 12/09/2020 ^(d)	$682	6
15.000% due 04/25/2049 ^«(d)(i)	1,927	240

Barclays PLC
8.000% due 06/15/2024 •(g)(h)	300	319

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (c)	700	716

MARB BondCo PLC
7.000% due 03/15/2024	400	418

Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022	1,800	1,431

Tullow Oil PLC
6.250% due 04/15/2022	400	406
7.000% due 03/01/2025	800	815

Vedanta Resources Ltd.
6.375% due 07/30/2022	500	492

Total United Kingdom (Cost $7,095)		4,843

UNITED STATES 17.8%

ASSET-BACKED SECURITIES 0.9%

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 þ	$330	243

Countrywide Asset-Backed Certificates
2.238% due 09/25/2037 ^•	44	37

JPMorgan Mortgage Acquisition Corp.
2.668% due 12/25/2035 •	700	672

NovaStar Mortgage Funding Trust
2.218% due 09/25/2037 •	209	204

		1,156

CORPORATE BONDS & NOTES 4.2%

Gran Tierra Energy, Inc.
7.750% due 05/23/2027	1,800	1,697

Invepar Holdings LLC
8.875% due 12/31/2049 «(i)	158	0

Kosmos Energy Ltd.
7.125% due 04/04/2026	1,100	1,141

Rio Oil Finance Trust
8.200% due 04/06/2028	1,550	1,779
9.750% due 01/06/2027	566	663

		5,280

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.248% due 10/25/2035 •	675	678

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.539% due 08/25/2036 ~		$482	$460

			1,138

U.S. TREASURY OBLIGATIONS 11.8%

U.S. Treasury Notes
1.875% due 01/31/2022 (j)		7,100	7,140
2.000% due 08/31/2021		1,300	1,308
2.000% due 12/31/2021		1,500	1,512
2.125% due 12/31/2022		1,600	1,628
3.000% due 09/30/2025 (j)		3,000	3,239

			14,827

Total United States (Cost $21,859)			22,401

VIRGIN ISLANDS (BRITISH) 1.6%

CORPORATE BONDS & NOTES 1.6%

China Reinsurance Finance Corp. Ltd.
3.375% due 03/09/2022		$800	800

NWD MTN Ltd.
4.375% due 11/30/2022		200	208
5.250% due 02/26/2021		200	206

OAS Restructuring BVI Ltd. (0.250% Cash and 4.750% PIK)
5.000% due 03/31/2035 «(c)(i)	BRL	356	5

Studio City Finance Ltd.
7.250% due 02/11/2024		$800	844

Total Virgin Islands (British) (Cost $2,019)			2,063

SHORT-TERM INSTRUMENTS 0.0%

ARGENTINA TREASURY BILLS 0.0%
37.958% due 02/26/2020 - 05/13/2020 (e)(f)	ARS	890	9

Total Short-Term Instruments (Cost $18)			9

Total Investments in Securities (Cost $136,253)			131,941

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III		61,261	606

Total Short-Term Instruments (Cost $606)			606

Total Investments in Affiliates (Cost $606)			606

Total Investments 105.2% (Cost $136,859)			$132,547

Financial Derivative Instruments (k)(l) 0.0% (Cost or Premiums, net $118)			63

Other Assets and Liabilities, net (5.2)%			(6,573)

Net Assets 100.0%			$126,037

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC 15.000% due 04/25/2049	04/30/2015	$1,905	$240	0.19%
Invepar Holdings LLC 8.875% due 12/31/2049	11/16/2018	0	0	0.00
OAS Restructuring BVI Ltd. (0.250% Cash and 4.750% PIK) 5.000% due 03/31/2035	04/30/2019	14	5	0.01
OAS S.A. — Exp. 01/21/2039	04/30/2019	0	2	0.00
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025	05/16/2019	813	736	0.58

		$2,732	$983	0.78%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	2.310%	09/18/2019	10/08/2019	$(109)	$(109)

Total Reverse Repurchase Agreements					$(109)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
GSC	2.900%	09/27/2019	10/01/2019	$(6,976)	$(6,978)
UBS	2.290	08/07/2019	10/07/2019	(504)	(506)

Total Sale-Buyback Transactions					$(7,484)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$0	$(109)	$0	$(109)	$108	$(1)

Master Securities Forward Transaction Agreement
GSC	0	0	(6,978)	(6,978)	6,961	(17)
UBS	0	0	(506)	(506)	503	(3)

Total Borrowings and Other Financing Transactions	$0	$(109)	$(7,484)

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(109)	$0	$0	$(109)

Total	$0	$(109)	$0	$0	$(109)

Sale-Buyback Transactions
U.S. Treasury Obligations	(6,978)	(506)	0	0	(7,484)

Total	$(6,978)	$(506)	$0	$0	$(7,484)

Total Borrowings	$(6,978)	$(615)	$0	$0	$(7,593)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(7,593)

(j)	Securities with an aggregate market value of $7,572 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(8,571) at a weighted average interest rate of 2.482%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	146	$	19,026	$(231)	$0	$(11)

Total Futures Contracts					$(231)	$0	$(11)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	2,900	$147	$5	$152	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	9.650%	Maturity	01/02/2025	BRL	6,800	$(35)	$265	$230	$0	$(4)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2022		$20,500	(847)	729	(118)	0	(5)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		2,960	7	75	82	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		3,700	780	(821)	(41)	0	(6)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		650	(3)	(156)	(159)	0	(1)

							$(98)	$92	$(6)	$0	$(17)

Total Swap Agreements							$49	$97	$146	$0	$(18)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(11)	$(18)	$(29)

Cash of $768 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty BRC	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019		$3,314	EUR	3,031	$0	$(10)
	11/2019	EUR	3,031		$3,322	11	0

GLM	11/2019		$14	ARS	935	0	(1)

HUS	12/2019		83	HKD	651	0	0

JPM	10/2019		21	ARS	1,315	0	0

SCX	10/2019	EUR	3,031		$3,364	60	0

UAG	10/2019	JPY	22,100		209	5	0
	10/2019		$205	JPY	22,100	0	(1)
	11/2019	JPY	22,100		$206	1	0

Total Forward Foreign Currency Contracts						$77	$(12)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2024	1.245%	$1,500	$24	$(8)	$16	$0
	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	1,500	24	(29)	0	(5)

GST	Brazil Government International Bond	(1.000)	Quarterly	06/20/2024	1.245	1,500	21	(5)	16	0

Total Swap Agreements							$69	$(42)	$32	$(5)

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$16	$16	$0	$0	$(5)	$(5)	$11	$0	$11
BRC	11	0	0	11	(10)	0	0	(10)	1	0	1
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	16	16	0	0	0	0	16	0	16
SCX	60	0	0	60	0	0	0	0	60	0	60
UAG	6	0	0	6	(1)	0	0	(1)	5	0	5

Total Over the Counter	$77	$0	$32	$109	$(12)	$0	$(5)	$(17)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$77	$0	$77
Swap Agreements	0	32	0	0	0	32

	$0	$32	$0	$77	$0	$109

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	1	0	0	17	18

	$0	$1	$0	$0	$28	$29

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12	$0	$12
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$12	$0	$17

	$0	$6	$0	$12	$28	$46

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$858	$858
Swap Agreements	0	0	0	0	(124)	(124)

	$0	$0	$0	$0	$734	$734

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$177	$0	$177
Swap Agreements	0	(14)	0	0	0	(14)

	$0	$(14)	$0	$177	$0	$163

	$0	$(14)	$0	$177	$734	$897

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(386)	$(386)
Swap Agreements	0	5	0	0	(128)	(123)

	$0	$5	$0	$0	$(514)	$(509)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11
Swap Agreements	0	(24)	0	0	0	(24)

	$0	$(24)	$0	$11	$0	$(13)

	$0	$(19)	$0	$11	$(514)	$(522)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$2,826	$0	$2,826
Sovereign Issues	0	946	0	946
Australia
Corporate Bonds & Notes	0	411	0	411
Austria
Corporate Bonds & Notes	0	1,886	0	1,886
Bermuda
Corporate Bonds & Notes	0	284	0	284
Brazil
Corporate Bonds & Notes	0	8,307	0	8,307
Loan Participations and Assignments	0	0	1,517	1,517
Warrants	0	0	2	2
Canada
Corporate Bonds & Notes	0	2,551	0	2,551
Cayman Islands
Corporate Bonds & Notes	0	15,526	0	15,526
Chile
Corporate Bonds & Notes	0	1,946	0	1,946
China
Corporate Bonds & Notes	0	1,739	0	1,739
Colombia
Common Stocks	156	0	0	156
Corporate Bonds & Notes	0	432	0	432
Ghana
Sovereign Issues	0	514	0	514
Guernsey, Channel Islands
Corporate Bonds & Notes	0	834	0	834
Hong Kong
Corporate Bonds & Notes	0	409	0	409
India
Corporate Bonds & Notes	0	1,525	0	1,525
Indonesia
Corporate Bonds & Notes	0	1,960	0	1,960

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Ireland
Corporate Bonds & Notes	$0	$4,498	$0	$4,498
Israel
Corporate Bonds & Notes	0	662	0	662
Luxembourg
Corporate Bonds & Notes	0	7,524	0	7,524
Mauritius
Corporate Bonds & Notes	0	3,445	0	3,445
Mexico
Corporate Bonds & Notes	0	3,880	0	3,880
Morocco
Corporate Bonds & Notes	0	422	0	422
Netherlands
Corporate Bonds & Notes	0	5,987	0	5,987
Nigeria
Corporate Bonds & Notes	0	544	0	544
Panama
Corporate Bonds & Notes	0	924	0	924
Russia
Corporate Bonds & Notes	0	3,814	0	3,814
Saudi Arabia
Corporate Bonds & Notes	0	911	0	911
Singapore
Corporate Bonds & Notes	0	4,736	0	4,736
South Africa
Corporate Bonds & Notes	0	5,113	0	5,113
South Korea
Corporate Bonds & Notes	0	1,065	0	1,065
Spain
Corporate Bonds & Notes	0	1,114	0	1,114
Supranational
Corporate Bonds & Notes	0	3,103	0	3,103
Tanzania
Loan Participations and Assignments	0	0	505	505

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Turkey
Corporate Bonds & Notes	$0	$6,725	$0	$6,725
Sovereign Issues	0	1,165	0	1,165
Ukraine
Sovereign Issues	0	1,219	0	1,219
United Arab Emirates
Corporate Bonds & Notes	0	1,498	0	1,498
United Kingdom
Corporate Bonds & Notes	0	4,603	240	4,843
United States
Asset-Backed Securities	0	1,156	0	1,156
Corporate Bonds & Notes	0	5,280	0	5,280
Non-Agency Mortgage-Backed Securities	0	1,138	0	1,138
U.S. Treasury Obligations	0	14,827	0	14,827
Virgin Islands (British)
Corporate Bonds & Notes	0	2,058	5	2,063
Short-Term Instruments
Argentina Treasury Bills	0	9	0	9

	$156	$129,516	$2,269	$131,941

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$606	$0	$0	$606

Total Investments	$762	$129,516	$2,269	$132,547

Financial Derivative Instruments - Assets
Over the counter	$0	$109	$0	$109

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(18)	0	(29)
Over the counter	0	(17)	0	(17)

	$(11)	$(35)	$0	$(46)

Total Financial Derivative Instruments	$(11)	$74	$0	$63

Totals	$751	$129,590	$2,269	$132,610

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,489	$0	$0	$0	$0	$28	$0	$0	$1,517	$28
Warrants	0	0	0	0	0	2	0	0	2	2
Tanzania
Loan Participations and Assignments	501	0	0	0	0	4	0	0	505	4
United Kingdom
Corporate Bonds & Notes	240	0	0	0	0	0	0	0	240	0
Virgin Islands (British)
Corporate Bonds & Notes	0	14	0	0	0	(9)	0	0	5	(9)

Totals	$2,230	$14	$0	$0	$0	$25	$0	$0	$2,269	$25

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,517	Proxy Pricing	Base Price	101.080
Warrants	2	Other Valuation Techniques(2)	—	—
Tanzania
Loan Participations and Assignments	505	Proxy Pricing	Base Price	100.897
United Kingdom
Corporate Bonds & Notes	240	Other Valuation Techniques(2)	—	—
Virgin Islands (British)
Corporate Bonds & Notes	5	Proxy Pricing	Base Price	5.572

Total	$2,269

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.4%

ARGENTINA 0.9%

SOVEREIGN ISSUES 0.9%

Argentina Government International Bond
2.250% due 04/28/2020	ARS	1,023,371	$6,301
4.000% due 03/06/2020		442,380	2,790
4.625% due 01/11/2023		$2,300	969
7.125% due 07/06/2036		3,200	1,376
15.500% due 10/17/2026	ARS	4,800	25
51.603% (BADLARPP) due 10/04/2022 ~(a)		58,125	792
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		740,431	3,751
62.614% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		1,900	15
79.499% (ARLLMONP) due 06/21/2020 ~(a)		31,630	239

Autonomous City of Buenos Aires Argentina
62.660% due 03/29/2024 •(a)		214,841	2,006

Ciudad Autonoma De Buenos Aires
62.788% (BADLARPP + 3.750%) due 02/22/2028 ~(a)		400,757	3,673

Provincia de Buenos Aires
63.194% due 05/31/2022 •(a)		305,596	1,784
63.473% due 12/06/2019 •(a)		19,840	232

Provincia de Cordoba
7.125% due 06/10/2021		$1,000	630

Total Argentina (Cost $90,867)			24,583

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.3%

Commonwealth Bank of Australia
2.545% (US0003M + 0.400%) due 09/18/2020 ~		$9,700	9,724

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
2.917% due 12/05/2059 •		1,853	1,856

Total Australia (Cost $11,553)			11,580

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%

Aircastle Ltd.
5.125% due 03/15/2021		$200	207
5.500% due 02/15/2022		300	319
7.625% due 04/15/2020		200	206

Total Bermuda (Cost $723)			732

BRAZIL 18.1%

CORPORATE BONDS & NOTES 1.7%

Banco do Brasil S.A.
6.000% due 01/22/2020		$5,370	5,435

Banco Votorantim S.A.
4.000% due 09/24/2022		7,600	7,735

Braskem Netherlands Finance BV
3.500% due 01/10/2023		2,400	2,404

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		360	383

Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		700	734

Itau Unibanco Holding S.A.
5.750% due 01/22/2021		500	517

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (e)(f)		69	1
0.000% due 10/31/2019 (e)(f)		809	10

Petrobras Global Finance BV
6.125% due 01/17/2022		5,333	5,738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 05/23/2021		$1,502	$1,646

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	70,500	19,258

Vale Overseas Ltd.
6.250% due 08/10/2026		$1,500	1,736

Vale S.A.
3.750% due 01/10/2023	EUR	2,900	3,431

			49,028

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$22,700	22,956

SOVEREIGN ISSUES 15.6%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	1,803,036	428,570

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2021		58,312	15,057

			443,627

Total Brazil (Cost $526,132)			515,611

CANADA 1.9%

CORPORATE BONDS & NOTES 1.9%

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~		$43,500	43,509
2.819% (US0003M + 0.700%) due 06/15/2020 ~		9,600	9,618

Glencore Finance Canada Ltd.
4.950% due 11/15/2021		200	210

Total Canada (Cost $53,299)			53,337

CAYMAN ISLANDS 1.8%

ASSET-BACKED SECURITIES 0.5%

Garanti Diversified Payment Rights Finance Co.
5.264% due 10/09/2021 «•		$10,650	10,672

M360 Advisors LLC
4.395% due 07/24/2028		3,056	3,069

			13,741

CORPORATE BONDS & NOTES 1.3%

China Evergrande Group
8.250% due 03/23/2022		6,200	5,555

CK Hutchison International Ltd.
2.875% due 04/05/2022		1,400	1,414

KSA Sukuk Ltd.
2.894% due 04/20/2022		9,600	9,749

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		793	789

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		714	430

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		911	895

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		9,050	9,139
5.500% due 02/15/2024		100	108

SPARC EM SPC Panama Metro Line SP
0.000% due 12/05/2022 (e)		940	902

Sunac China Holdings Ltd.
7.875% due 02/15/2022		3,500	3,491
8.350% due 04/19/2023		3,600	3,572

			36,044

Total Cayman Islands (Cost $49,515)			49,785

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 0.2%

CORPORATE BONDS & NOTES 0.1%

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022		$1,700	$1,729

SOVEREIGN ISSUES 0.1%

Bonos de la Tesoreria de la Republica en pesos
4.000% due 03/01/2023	CLP	1,035,000	1,508

Total Chile (Cost $3,178)			3,237

CHINA 2.5%

CORPORATE BONDS & NOTES 1.7%

Bank of China Ltd.
0.049% (EUR003M + 0.470%) due 11/22/2020 ~	EUR	1,900	2,071

Industrial & Commercial Bank of China Ltd.
0.177% (EUR003M + 0.600%) due 05/23/2020 ~		14,100	15,387
2.937% (US0003M + 0.750%) due 11/08/2020 ~		$19,050	19,079

Minmetals Bounteous Finance BVI Ltd.
3.500% due 07/30/2020		1,200	1,208

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020		4,700	4,697
2.500% due 04/28/2020		4,650	4,653

State Grid Overseas Investment Ltd.
2.750% due 05/04/2022		1,800	1,815

			48,910

SOVEREIGN ISSUES 0.8%

China Development Bank
3.050% due 08/25/2026	CNY	31,000	4,168
3.180% due 04/05/2026		14,000	1,903
4.040% due 04/10/2027		81,000	11,543

China Government Bond
2.480% due 12/01/2020		5,000	698
4.080% due 10/22/2048		36,000	5,306

			23,618

Total China (Cost $74,904)			72,528

COLOMBIA 5.1%

CORPORATE BONDS & NOTES 0.5%

Empresas Publicas de Medellin ESP
8.375% due 11/08/2027	COP	47,353,000	14,586

SOVEREIGN ISSUES 4.6%

Bogota Distrito Capital
9.750% due 07/26/2028		60,000	20

Colombia Government International Bond
4.375% due 07/12/2021		$5,300	5,495
11.750% due 02/25/2020		100	103

Colombian TES
7.000% due 05/04/2022	COP	410,436,400	124,141

			129,759

Total Colombia (Cost $155,598)			144,345

COSTA RICA 0.1%

SOVEREIGN ISSUES 0.1%

Costa Rica Government International Bond
5.625% due 04/30/2043		$3,300	2,880

Total Costa Rica (Cost $2,961)			2,880

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CROATIA 0.9%

SOVEREIGN ISSUES 0.9%

Croatia Government International Bond
6.750% due 11/05/2019		$24,085	$24,194

Total Croatia (Cost $24,161)			24,194

CZECH REPUBLIC 3.8%

SOVEREIGN ISSUES 3.8%

Czech Republic Government International Bond
1.930% (PRIB06M - 0.300%) due 12/09/2020 ~	CZK	2,500,000	106,298

Total Czech Republic (Cost $103,276)			106,298

DENMARK 1.2%

CORPORATE BONDS & NOTES 1.2%

Nykredit Realkredit A/S
1.000% due 10/01/2019	DKK	226,900	33,124

Total Denmark (Cost $35,383)			33,124

DOMINICAN REPUBLIC 2.5%

SOVEREIGN ISSUES 2.5%

Dominican Republic International Bond
7.500% due 05/06/2021		$13,333	13,950
8.900% due 02/15/2023	DOP	454,400	8,782
9.750% due 06/05/2026		602,700	11,903
11.000% due 12/04/2026		906,100	18,947
12.000% due 03/05/2032		750,000	16,419

Total Dominican Republic (Cost $71,620)			70,001

EGYPT 0.1%

SOVEREIGN ISSUES 0.1%

Egypt Government International Bond
5.750% due 04/29/2020		$3,200	3,241

Total Egypt (Cost $3,225)			3,241

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%

El Salvador Government International Bond
7.750% due 01/24/2023		$2,700	2,953

Total El Salvador (Cost $2,943)			2,953

FRANCE 0.1%

CORPORATE BONDS & NOTES 0.1%

BNP Paribas S.A.
4.705% due 01/10/2025 •		$2,200	2,380

Danone S.A.
3.000% due 06/15/2022		400	408

mFinance France S.A.
2.000% due 11/26/2021	EUR	100	113

Pernod Ricard S.A.
4.450% due 01/15/2022		$300	315
5.750% due 04/07/2021		200	210

Total France (Cost $3,325)			3,426

GERMANY 2.8%

CORPORATE BONDS & NOTES 2.8%

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,100	1,191
1.875% due 02/28/2020	GBP	400	492
3.273% (US0003M + 0.970%) due 07/13/2020 ~		$24,200	24,146
3.577% (US0003M + 1.290%) due 02/04/2021 ~		200	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 10/14/2021		$38,400	$38,966
5.000% due 02/14/2022		4,900	5,076

Volkswagen Leasing GmbH
2.375% due 09/06/2022	EUR	8,400	9,724

Total Germany (Cost $79,308)			79,794

GHANA 0.1%

SOVEREIGN ISSUES 0.1%

Ghana Government International Bond
7.875% due 08/07/2023		$2,485	2,724

Total Ghana (Cost $2,604)			2,724

GUATEMALA 0.7%

SOVEREIGN ISSUES 0.7%

Guatemala Government International Bond
5.750% due 06/06/2022		$19,600	20,859

Total Guatemala (Cost $20,322)			20,859

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		$1,400	1,400

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		1,900	1,903

CNOOC Finance Ltd.
3.300% due 09/30/2049		5,900	5,977

Eastern Creation Investment Holdings Ltd.
2.750% due 09/26/2020		9,300	9,310

Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		500	501

Total Hong Kong (Cost $18,934)			19,091

HUNGARY 4.0%

SOVEREIGN ISSUES 4.0%

Hungary Government International Bond
1.500% due 08/24/2022	HUF	27,997,500	94,045
2.750% due 12/22/2026		5,182,300	18,392
3.000% due 08/21/2030		306,800	1,100

Total Hungary (Cost $117,474)			113,537

INDIA 2.0%

CORPORATE BONDS & NOTES 2.0%

ICICI Bank Ltd.
3.500% due 03/18/2020		$11,700	11,744

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		7,100	7,174

State Bank of India
3.253% (US0003M + 0.950%) due 04/06/2020 ~		28,230	28,277
4.000% due 01/24/2022		7,900	8,110

Total India (Cost $55,125)			55,305

INDONESIA 1.6%

CORPORATE BONDS & NOTES 1.5%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$11,400	11,979

Pertamina Persero PT
5.250% due 05/23/2021		28,400	29,656

Perusahaan Listrik Negara PT
5.500% due 11/22/2021		1,100	1,169

			42,804

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		$2,000	$2,044

Total Indonesia (Cost $43,747)			44,848

IRELAND 0.6%

CORPORATE BONDS & NOTES 0.6%

ABH Financial Ltd. Via Alfa Holding Issuance PLC
2.626% due 04/28/2020	EUR	8,400	9,252

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$2,150	2,236
4.500% due 05/15/2021		300	310
4.625% due 10/30/2020		500	512
5.000% due 10/01/2021		200	210

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	100	108
0.010% (EUR003M + 0.380%) due 01/21/2020 ~		200	218
0.800% due 01/21/2022		1,200	1,319
2.250% due 07/20/2020		500	554
4.350% due 11/03/2021		400	472

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$200	200

Russian Railways via RZD Capital PLC
3.450% due 10/06/2020		1,700	1,719

Total Ireland (Cost $18,019)			17,110

ISRAEL 0.3%

CORPORATE BONDS & NOTES 0.3%

Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		$8,880	9,138

Total Israel (Cost $9,105)			9,138

ITALY 0.2%

CORPORATE BONDS & NOTES 0.2%

Banca Carige SpA
1.082% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	5,300	5,821

Total Italy (Cost $5,911)			5,821

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%

Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	4,800	5,591

Total Ivory Coast (Cost $5,665)			5,591

JAPAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Central Nippon Expressway Co. Ltd.
2.827% (US0003M + 0.540%) due 08/04/2020 ~		$12,800	12,829

Total Japan (Cost $12,812)			12,829

JERSEY, CHANNEL ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%

ARTS Ltd.
3.899% due 09/15/2021 «•		$8,338	8,269

Total Jersey, Channel Islands (Cost $8,239)			8,269

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,125,750	7,603

Total Kazakhstan (Cost $9,491)			7,603

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LITHUANIA 0.0%

SOVEREIGN ISSUES 0.0%

Lithuania Government International Bond
7.375% due 02/11/2020		$500	$509

Total Lithuania (Cost $508)			509

LUXEMBOURG 1.0%

CORPORATE BONDS & NOTES 1.0%

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)(c)		$1,458	634

Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		3,300	3,317
5.338% due 09/25/2020	GBP	11,600	14,820
5.999% due 01/23/2021		$4,280	4,480

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		4,700	4,938

Total Luxembourg (Cost $29,186)			28,189

MALAYSIA 0.8%

SOVEREIGN ISSUES 0.8%

Malaysia Government International Bond
3.654% due 10/31/2019	MYR	98,700	23,586

Total Malaysia (Cost $23,999)			23,586

MAURITIUS 0.2%

CORPORATE BONDS & NOTES 0.2%

Azure Power Energy Ltd.
5.500% due 11/03/2022		$1,800	1,825

Greenko Dutch BV
4.875% due 07/24/2022		250	251

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		2,200	2,221

Total Mauritius (Cost $4,300)			4,297

MEXICO 0.2%

CORPORATE BONDS & NOTES 0.2%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	106,300	5,205

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)		$630	0

Petroleos Mexicanos
7.650% due 11/24/2021	MXN	31,640	1,559

Total Mexico (Cost $9,825)			6,764

MONGOLIA 0.2%

SOVEREIGN ISSUES 0.2%

Mongolia Government International Bond
5.625% due 05/01/2023		$6,548	6,623

Total Mongolia (Cost $6,659)			6,623

NETHERLANDS 0.1%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	350	382

CORPORATE BONDS & NOTES 0.1%

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)		1,400	1,575
6.625% due 06/29/2021 •(f)(g)		200	238

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.875% due 09/01/2022		$600	$620

Syngenta Finance NV
3.698% due 04/24/2020		1,200	1,204

Waha Aerospace BV
3.925% due 07/28/2020		52	52

			4,088

Total Netherlands (Cost $4,486)			4,470

OMAN 0.1%

SOVEREIGN ISSUES 0.1%

Oman Government International Bond
4.875% due 02/01/2025		$3,900	3,911

Total Oman (Cost $3,913)			3,911

PERU 3.7%

CORPORATE BONDS & NOTES 0.4%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	28,500	8,472
4.850% due 10/30/2020		9,635	2,888

			11,360

SOVEREIGN ISSUES 3.3%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		9,600	3,176

Peru Government International Bond
8.200% due 08/12/2026		239,800	90,313

			93,489

Total Peru (Cost $100,856)			104,849

QATAR 1.5%

CORPORATE BONDS & NOTES 0.1%

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$3,845	3,893

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%

Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~		10,000	9,993

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~		25,800	25,735

			35,728

SOVEREIGN ISSUES 0.1%

Qatar Government International Bond
4.500% due 01/20/2022		1,900	2,001
5.250% due 01/20/2020		1,200	1,211

			3,212

Total Qatar (Cost $42,659)			42,833

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
7.600% due 04/14/2021	RUB	3,500	55

Total Russia (Cost $114)			55

SAUDI ARABIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$12,900	13,014

Total Saudi Arabia (Cost $12,870)			13,014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.5%

SOVEREIGN ISSUES 0.5%

Serbia Government International Bond
4.875% due 02/25/2020		$15,005	$15,144

Total Serbia (Cost $15,084)			15,144

SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%

BOC Aviation Ltd.
2.375% due 09/15/2021		$600	595

Total Singapore (Cost $588)			595

SOUTH AFRICA 0.5%

CORPORATE BONDS & NOTES 0.5%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$7,460	7,577

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		7,670	7,744

Total South Africa (Cost $15,167)			15,321

SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	600	412

Korea Hydro & Nuclear Power Co. Ltd.
4.750% due 07/13/2021		$1,100	1,147

Korea National Oil Corp.
2.700% (US0003M + 0.600%) due 03/27/2020 ~		600	601

Total South Korea (Cost $2,218)			2,160

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%

Castellum AB
2.125% due 11/20/2023	EUR	4,600	5,366

Total Sweden (Cost $5,346)			5,366

TANZANIA 0.1%

SOVEREIGN ISSUES 0.1%

Tanzania Government International Bond
7.989% (US0006M + 6.000%) due 03/09/2020 ~		$2,733	2,774

Total Tanzania (Cost $2,749)			2,774

TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%

Banque Centrale de Tunisie International Bond
4.500% due 06/22/2020	EUR	100	110

Total Tunisia (Cost $111)			110

TURKEY 0.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Akbank T.A.S.
2.150% (EUR003M + 2.150%) due 10/07/2019 ~	EUR	6,800	7,398

SOVEREIGN ISSUES 0.5%

Turkey Government International Bond
7.500% due 11/07/2019		$15,268	15,338

Total Turkey (Cost $23,172)			22,736

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 0.4%

SOVEREIGN ISSUES 0.4%

Ukraine Government International Bond
7.750% due 09/01/2020		$3,700	$3,788
7.750% due 09/01/2021		1,100	1,145
7.750% due 09/01/2022		6,500	6,858

Total Ukraine (Cost $11,517)			11,791

UNITED ARAB EMIRATES 0.3%

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$8,900	9,000

Total United Arab Emirates (Cost $8,881)			9,000

UNITED KINGDOM 2.7%

CORPORATE BONDS & NOTES 0.7%

Afren PLC
15.000% due 04/25/2049 ^«(c)(h)		$13,145	1,638

Barclays PLC
3.932% due 05/07/2025 •		4,800	4,962
4.375% due 01/12/2026		1,600	1,692
8.000% due 12/15/2020 •(f)(g)	EUR	200	234

Imperial Brands Finance PLC
3.750% due 07/21/2022		$200	206

Lloyds Banking Group PLC
6.375% due 06/27/2020 •(f)(g)	EUR	600	674

Royal Bank of Scotland Group PLC
4.269% due 03/22/2025 •		$6,900	7,221
4.445% due 05/08/2030 •		300	322
4.892% due 05/18/2029 •		300	330

Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	88,300	3,654

			20,933

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	25,671	31,642

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		0	1,061
1.565% due 12/21/2049 •		15,328	18,848
2.265% due 12/21/2049 •		1,701	2,095
2.765% due 12/21/2049 •		850	1,052
3.265% due 12/21/2049 •		486	603
3.765% due 12/21/2049 •		486	595

			55,896

Total United Kingdom (Cost $92,482)			76,829

UNITED STATES 12.1%

ASSET-BACKED SECURITIES 4.4%

Accredited Mortgage Loan Trust
3.053% due 04/25/2035 •		$525	532

ACE Securities Corp. Home Equity Loan Trust
2.168% due 07/25/2036 •		2,144	1,024

AFC Home Equity Loan Trust
2.798% due 02/25/2029 •		125	121

Argent Mortgage Loan Trust
2.498% due 05/25/2035 •		427	412

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.068% due 12/25/2033 •		4,852	4,907

Asset-Backed Securities Corp. Home Equity Loan Trust
2.188% due 03/25/2036 •		388	388

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		6,454	6,496

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
3.068% due 08/25/2037 •		$1,547	$1,358
4.193% due 01/25/2035 •		1,511	1,525
4.349% due 07/25/2036 ~		84	85

Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •		110	88

Countrywide Asset-Backed Certificates
2.208% due 11/25/2037 •		2,251	2,173

Countrywide Asset-Backed Certificates Trust
2.168% due 03/25/2047 ^•		335	331
2.768% due 11/25/2035 •		4,490	4,497

Crecera Americas LLC
0.000% due 07/31/2022 «•	COP	34,000,000	9,770

Credit Suisse Mortgage Capital Trust
2.918% due 10/25/2036 •		$11,219	11,256

Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •		35	24

Educational Funding Co. LLC
2.526% due 10/25/2029 •		235	235

FBR Securitization Trust
2.723% due 11/25/2035 •		13,758	13,419

Fremont Home Loan Trust
2.168% due 10/25/2036 •		3,590	1,777
2.258% due 08/25/2036 •		2,796	1,229

GE-WMC Mortgage Securities Trust
2.058% due 08/25/2036 •		30	17

GSAA Home Equity Trust
2.318% due 05/25/2047 •		219	177

GSAMP Trust
2.088% due 12/25/2036 •		106	62

HSI Asset Loan Obligation Trust
2.205% due 12/25/2036 •		41	18

HSI Asset Securitization Corp. Trust
2.158% due 01/25/2037 •		1,425	1,136

JPMorgan Mortgage Acquisition Corp.
2.358% due 02/25/2036 ^•		800	790
2.668% due 12/25/2035 •		8,091	7,770

JPMorgan Mortgage Acquisition Trust
2.128% due 08/25/2036 •		1,652	1,228

Lehman XS Trust
5.291% due 01/25/2036 ^þ		3,169	3,199

MASTR Asset-Backed Securities Trust
2.068% due 01/25/2037 •		195	78
2.238% due 11/25/2036 •		1,400	995

Morgan Stanley ABS Capital, Inc. Trust
2.248% due 11/25/2036 •		9,825	6,954
2.678% due 11/25/2035 •		4,495	4,408
2.783% due 01/25/2035 •		185	184

Morgan Stanley Mortgage Loan Trust
2.248% due 02/25/2037 •		246	114
5.988% due 11/25/2036 ^þ		1,241	528

New Century Home Equity Loan Trust
2.198% due 05/25/2036 •		285	271

Option One Mortgage Loan Trust
2.238% due 04/25/2037 •		360	297
2.238% due 05/25/2037 •		630	462

RAAC Trust
2.495% due 02/25/2046 •		9,317	9,120

Residential Asset Securities Corp. Trust
2.658% due 08/25/2035 •		318	318

Securitized Asset-Backed Receivables LLC Trust
2.098% due 11/25/2036 ^•		165	63
2.308% due 12/25/2035 •		1,044	1,031
2.550% due 12/25/2036 ^		279	91

Soundview Home Loan Trust
2.168% due 03/25/2037 •		938	909
2.198% due 02/25/2037 •		1,645	627
2.368% due 03/25/2036 •		1,800	1,768
2.918% due 10/25/2037 •		593	494

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		1,038	1,039

Structured Asset Securities Corp. Mortgage Loan Trust
2.188% due 12/25/2036 •		17,288	16,855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ	$516	$518

Wells Fargo Home Equity Asset-Backed Securities Trust
2.338% due 03/25/2037 •	1,500	1,287

		124,455

CORPORATE BONDS & NOTES 5.7%

Ally Financial, Inc.
3.750% due 11/18/2019	100	100
4.125% due 03/30/2020	300	303
7.500% due 09/15/2020	300	314
8.000% due 03/15/2020	400	409

AT&T, Inc.
2.953% (US0003M + 0.650%) due 01/15/2020 ~	700	701

Aviation Capital Group LLC
2.875% due 01/20/2022	500	502
3.875% due 05/01/2023	200	207

BAT Capital Corp.
2.765% due 08/14/2020 •	7,700	7,716
3.038% (US0003M + 0.880%) due 08/15/2022 ~	100	101

Broadcom Corp.
3.000% due 01/15/2022	500	505

Caterpillar Financial Services Corp.
2.423% (US0003M + 0.290%) due 09/04/2020 ~	24,200	24,235

Charter Communications Operating LLC
3.579% due 07/23/2020	100	101

CIMIC Group Ltd.
0.000% due 03/24/2020 (e)(h)	10,600	10,380

Comcast Corp.
2.539% (US0003M + 0.440%) due 10/01/2021 ~	200	201

Conagra Brands, Inc.
3.800% due 10/22/2021	400	413

Continental Resources, Inc.
5.000% due 09/15/2022	69	70

CVS Health Corp.
2.732% (US0003M + 0.630%) due 03/09/2020 ~	1,209	1,211

D.R. Horton, Inc.
2.550% due 12/01/2020	100	100
4.375% due 09/15/2022	300	315

Dell International LLC
4.420% due 06/15/2021	300	309

Delta Air Lines, Inc.
3.400% due 04/19/2021	2,900	2,941

Duke Energy Corp.
3.050% due 08/15/2022	600	614

Duke Energy Progress LLC
2.282% (US0003M + 0.180%) due 09/08/2020 ~	16,200	16,213

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~	6,977	6,975

EMC Corp.
2.650% due 06/01/2020	300	300

Energy Transfer Operating LP
4.650% due 06/01/2021	200	206
5.200% due 02/01/2022	100	105

Energy Transfer Partners LP
5.875% due 03/01/2022	100	107

EQT Corp.
2.500% due 10/01/2020	100	100

Ford Motor Credit Co. LLC
2.922% (US0003M + 0.790%) due 06/12/2020 ~	200	200
3.099% (US0003M + 0.810%) due 04/05/2021 ~	200	198
3.311% (US0003M + 1.000%) due 01/09/2020 ~	6,860	6,861

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.367% (US0003M + 1.080%) due 08/03/2022 ~		$400	$392
3.550% due 10/07/2022		2,400	2,402
4.853% (US0003M + 2.550%) due 01/07/2021 ~		3,400	3,453

General Electric Co.
0.000% due 05/28/2020 •	EUR	100	109
0.375% due 05/17/2022		400	434
5.550% due 05/04/2020		$200	203

General Motors Financial Co., Inc.
2.779% (US0003M + 0.540%) due 11/06/2020 ~		100	100
3.161% (US0003M + 0.850%) due 04/09/2021 ~		2,900	2,899
3.279% (US0003M + 0.990%) due 01/05/2023 ~		100	99
3.853% (US0003M + 1.550%) due 01/14/2022 ~		100	101

Goldman Sachs Group, Inc.
3.377% (US0003M + 1.110%) due 04/26/2022 ~		700	706

Goodman U.S. Finance One LLC
6.375% due 04/15/2021		700	736

International Lease Finance Corp.
4.625% due 04/15/2021		200	206
8.250% due 12/15/2020		600	642

JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~		19,400	19,412

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		300	307

Kraft Heinz Foods Co.
2.800% due 07/02/2020		100	100

Marriott International, Inc.
2.738% (US0003M + 0.600%) due 12/01/2020 ~		7,400	7,426

Marsh & McLennan Cos., Inc.
3.285% (US0003M + 1.200%) due 12/29/2021 ~		700	701

Microchip Technology, Inc.
3.922% due 06/01/2021		200	204

Morgan Stanley
3.208% (US0003M + 0.930%) due 07/22/2022 ~		100	101
3.458% (US0003M + 1.180%) due 01/20/2022 ~		400	404

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020		100	100
2.550% due 03/08/2021		100	100
2.650% due 07/13/2022		100	100
3.193% (US0003M + 0.890%) due 01/13/2022 ~		5,700	5,727

Penske Truck Leasing Co. LP
3.650% due 07/29/2021		300	307
4.250% due 01/17/2023		200	212

Rio Oil Finance Trust
9.250% due 07/06/2024		6,617	7,411
9.750% due 01/06/2027		1,203	1,411

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		200	207

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~		9,200	9,173

Southern Co.
2.350% due 07/01/2021		200	201
2.750% due 06/15/2020		100	100

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~		6,900	6,914

Sprint Communications, Inc.
7.000% due 08/15/2020		100	103

Sprint Corp.
7.250% due 09/15/2021		200	214
7.875% due 09/15/2023		300	330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	$100	$105

Volkswagen Group of America Finance LLC
2.972% (US0003M + 0.860%) due 09/24/2021 ~	900	902
3.121% (US0003M + 0.940%) due 11/12/2021 ~	200	201

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~	3,800	3,800

Wells Fargo & Co.
2.625% due 07/22/2022	100	101

		161,869

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

PG&E Corp.
1.125% due 12/31/2020 µ	975	981
4.320% (LIBOR03M + 2.250%) due 12/31/2020 ~	2,925	2,944

		3,925

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%

American Home Mortgage Investment Trust
2.418% due 03/25/2046 •	2,556	2,464

Banc of America Mortgage Trust
4.701% due 07/25/2034 ~	82	85

BCAP LLC Trust
3.676% due 05/26/2037 ~	4,940	4,387

Chase Mortgage Finance Trust
5.500% due 11/25/2035	427	417

Citigroup Mortgage Loan Trust
3.228% due 03/25/2082 þ	10,386	10,413
3.258% due 04/25/2066 ~	363	364

CitiMortgage Alternative Loan Trust
2.668% due 10/25/2036 •	1,583	1,290

Countrywide Alternative Loan Trust
2.178% due 09/25/2047 •	1,149	1,142
2.298% due 12/25/2035 •	52	51
2.368% due 05/25/2036 ^•	1,792	1,072
3.975% due 10/25/2035 ^~	32	28
6.000% due 04/25/2037	837	697
6.000% due 07/25/2037	1,138	838

Countrywide Home Loan Mortgage Pass-Through Trust
2.288% due 04/25/2046 •	448	197
3.838% due 02/20/2036 ^~	80	70
4.178% due 04/20/2035 ~	221	224
6.000% due 07/25/2036	1,091	912

Credit Suisse First Boston Mortgage Securities Corp.
4.205% due 06/25/2033 ~	300	303

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	4,763	4,795

Downey Savings & Loan Association Mortgage Loan Trust
2.247% due 10/19/2036 •	724	653

GSMPS Mortgage Loan Trust
2.368% due 01/25/2036 •	244	213

HarborView Mortgage Loan Trust
4.446% due 10/19/2035 •	375	291

IndyMac Mortgage Loan Trust
2.198% due 02/25/2037 •	655	609
2.658% due 07/25/2045 •	304	288

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	560	551

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	4,073	4,086

Merrill Lynch Mortgage Investors Trust
4.654% due 11/25/2035 •	1,157	1,192

Mortgage Equity Conversion Asset Trust
2.310% due 05/25/2042 •	1,448	1,342

New York Mortgage Trust
2.558% due 04/25/2035 •	3,262	3,231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
3.390% due 10/25/2037 ~		$1,914	$1,810

Structured Adjustable Rate Mortgage Loan Trust
4.406% due 07/25/2034 ~		738	748

Structured Asset Mortgage Investments Trust
2.318% due 02/25/2037 •		2,058	2,013
2.457% due 04/19/2035 •		847	847

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036		297	301

SunTrust Adjustable Rate Mortgage Loan Trust
4.219% due 10/25/2037 ^~		1,924	1,873

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•		688	642

WaMu Mortgage Pass-Through Certificates Trust
2.388% due 05/25/2034 •		278	253
3.951% due 02/25/2037 ^~		691	691
4.241% due 03/25/2037 ~		129	131

Wells Fargo Mortgage-Backed Securities Trust
4.641% due 10/25/2036 ~		1,033	1,032

			52,546

U.S. GOVERNMENT AGENCIES 0.0%

Fannie Mae
3.683% due 06/01/2043 - 07/01/2044 •		146	149
3.788% due 09/01/2035 •		51	54
4.028% due 10/01/2035 •		12	12
4.117% due 11/01/2035 •		17	18
4.705% due 09/01/2035 •		3	3
4.787% due 11/01/2035 •		33	35

Freddie Mac
2.158% due 09/25/2031 •		88	87
4.224% due 08/01/2035 •		5	6

			364

Total United States (Cost $340,440)			343,159

VIRGIN ISLANDS (BRITISH) 0.3%

CORPORATE BONDS & NOTES 0.3%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020		$3,947	4,023

Rosneft Finance S.A.
7.250% due 02/02/2020		4,350	4,423

Total Virgin Islands (British) (Cost $8,375)			8,446

SHORT-TERM INSTRUMENTS 5.1%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~		$11,200	11,203

REPURCHASE AGREEMENTS (i) 0.2%
			5,243

SHORT-TERM NOTES 0.1%

Nigeria Open Market Operation Bills
15.223% due 09/10/2020	NGN	1,150,000	2,777

ARGENTINA TREASURY BILLS 0.2%
8.686% due 02/26/2020 - 10/29/2020 (d)(e)	ARS	640,267	5,376

NIGERIA TREASURY BILLS 0.6%
15.160% due 09/03/2020 - 09/17/2020 (d)(e)	NGN	7,400,000	17,855

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA TREASURY BILLS 1.2%
7.263% due 03/11/2020 - 06/17/2020 (d)(e)	ZAR	548,000	$34,990

U.S. TREASURY BILLS 2.4%
1.947% due 10/22/2019 - 12/26/2019 (d)(e)(k)(m)		$68,108	67,933

Total Short-Term Instruments (Cost $157,091)			145,377

Total Investments in Securities (Cost $2,542,015)			2,422,282

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.1%

SHORT-TERM INSTRUMENTS 14.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.1%

PIMCO Short Asset Portfolio	18,345,053	$182,588

PIMCO Short-Term Floating NAV Portfolio III	22,128,115	218,914

Total Short-Term Instruments (Cost $401,531)		401,502

Total Investments in Affiliates (Cost $401,531)		401,502

Total Investments 99.5% (Cost $2,943,546)		$2,823,784

Financial Derivative Instruments (j)(l) 0.2% (Cost or Premiums, net $(12,782))		6,537

Other Assets and Liabilities, net 0.3%		7,000

Net Assets 100.0%		$2,837,321

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2049	04/30/2015	$ 12,993	$1,638	0.06%
CIMIC Group Ltd.	0.000	03/24/2020	09/27/2019	10,380	10,380	0.37

				$ 23,373	$12,018	0.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$5,243	U.S. Treasury Notes 2.250% due 03/31/2021	$(5,350)	$5,243	$5,243

Total Repurchase Agreements						$(5,350)	$5,243	$5,243

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(2)
Argentina (0.1)%
Sovereign Issues (0.1)%
Argentina Government International Bond	15.500%	10/17/2026	ARS	312,548	$(4,274)	$(2,135)

United States (0.5)%
U.S. Government Agencies (0.5)%
Fannie Mae UMBS, TBA	5.000	11/01/2049	$	12,000	(12,849)	(12,865)
Fannie Mae UMBS, TBA	6.000	10/01/2049		2,000	(2,204)	(2,214)

Total United States					(15,053)	(15,079)

Total Short Sales (0.6)%					$(19,327)	$(17,214)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$5,243	$0	$0	$0	$5,243	$(5,350)	$(107)

Master Securities Forward Transaction Agreement
SBI	0	0	0	(2,135)	(2,135)	0	(2,135)

Total Borrowings and Other Financing Transactions	$5,243	$0	$0	$(2,135)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(152) at a weighted average interest rate of 1.500%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $478 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	$143.000	11/22/2019	76	$76	$1	$0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	144.000	11/22/2019	7	7	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	144.500	11/22/2019	12	12	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	145.500	11/22/2019	38	38	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	148.500	11/22/2019	4	4	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	149.000	11/22/2019	25	25	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	240.000	11/22/2019	13	13	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	245.000	11/22/2019	15	15	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	250.000	11/22/2019	2	2	0	0

Total Purchased Options					$2	$0

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	162	$(21,111)	$0	$13	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	30	(5,757)	(60)	0	(2)

Total Futures Contracts				$(60)	$13	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
											Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.454%		EUR	3,100	$8	$(3)	$5	$1	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.393	$		600	(17)	22	5	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986			100	(5)	5	0	0	0

								$(14)	$24	$10	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	5.085%	Maturity	01/02/2020	BRL	2,715,400	$0	$(26)	$(26)	$0	$0
Receive	1-Year BRL-CDI	6.000	Maturity	01/02/2020		186,300	0	(95)	(95)	0	0
Receive	1-Year BRL-CDI	6.005	Maturity	01/02/2020		58,700	0	(30)	(30)	0	0
Pay	1-Year BRL-CDI	6.250	Maturity	01/02/2020		111,700	35	54	89	0	0
Pay	1-Year BRL-CDI	6.360	Maturity	01/02/2020		65,900	30	31	61	0	0
Pay	1-Year BRL-CDI	5.780	Maturity	07/01/2020		152,800	0	216	216	1	0
Receive	1-Year BRL-CDI	6.320	Maturity	07/01/2020		75,000	(11)	(185)	(196)	0	0
Receive	1-Year BRL-CDI	6.930	Maturity	01/04/2021		140,000	0	(826)	(826)	3	0
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2021		205,500	20	1,300	1,320	0	(5)
Receive	1-Year BRL-CDI	7.425	Maturity	07/01/2021		66,000	0	(591)	(591)	3	0
Receive	1-Year BRL-CDI	7.450	Maturity	01/03/2022		200	(1)	(1)	(2)	0	0
Pay	1-Year BRL-CDI	6.810	Maturity	01/02/2025		9,800	3	24	27	0	(3)
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		4,700	0	42	42	0	(2)
Receive	1-Year BRL-CDI	6.950	Maturity	01/04/2027		300	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	8.640	Maturity	01/04/2027		15,900	(214)	(105)	(319)	4	0
Pay	1-Year BRL-CDI	8.910	Maturity	01/04/2027		8,600	114	84	198	0	(2)
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		120,300	2	(4,003)	(4,001)	45	0
Receive	3-Month COP-IBR Compounded-OIS	4.780	Quarterly	09/30/2026	COP	50,000,000	0	38	38	16	0
Receive(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	278,100	(6,146)	1,008	(5,138)	64	0
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		7,030	(62)	56	(6)	2	0
Receive(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		27,800	(1,597)	236	(1,361)	6	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	118	(251)	(133)	2	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028	ZAR	22,100	0	19	19	0	(5)
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	08/30/2023	CLP	925,200	0	(4)	(4)	0	0
Receive	6-Month HUF-BBR	1.090	Annual	05/15/2022	HUF	18,301,200	(72)	(1,135)	(1,207)	33	0
Receive	6-Month HUF-BBR	0.670	Annual	07/12/2022		11,578,000	0	(253)	(253)	23	0
Receive	28-Day MXN-TIIE	8.335	Lunar	03/06/2020	MXN	463,000	6	(78)	(72)	2	0
Receive	28-Day MXN-TIIE	7.945	Lunar	07/30/2020		1,863,600	0	(546)	(546)	44	0
Receive	28-Day MXN-TIIE	7.950	Lunar	07/30/2020		1,132,300	0	(334)	(334)	27	0
Receive	28-Day MXN-TIIE	6.240	Lunar	02/01/2021		484,200	1,039	(813)	226	19	0

							$(6,736)	$(6,169)	$(12,905)	$294	$(17)

Total Swap Agreements							$(6,750)	$(6,145)	$(12,895)	$295	$(17)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$13	$295	$308	$0	$(2)	$(17)	$(19)

(k)

Securities with an aggregate market value of $3,426 and cash of $7,870 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	BRL	30,644		$7,358	$0	$(17)
	10/2019	DKK	18,000		2,806	179	0
	10/2019		$7,350	BRL	30,644	25	0
	10/2019		266	DKK	1,808	0	(2)
	10/2019		70,534	GBP	57,244	0	(150)
	10/2019		50,628	TRY	292,164	731	0
	10/2019	ZAR	10,263		$699	22	0
	11/2019	EGP	43,036		2,505	0	(103)
	11/2019	GBP	57,244		70,630	151	0
	11/2019	PEN	19,574		5,871	74	0
	11/2019		$6,150	BRL	25,667	13	0
	11/2019		12,404	KZT	4,840,069	0	(91)
	11/2019		31,142	TWD	961,354	0	(57)
	12/2019	INR	7,317		$101	0	(2)
	12/2019		$7,590	KRW	9,068,532	0	(11)
	01/2020	DKK	1,808		$268	2	0
	01/2020	NGN	1,027,552		2,608	0	(181)
	02/2020	HUF	6,083,577		20,400	438	0
	02/2020		$7,820	NGN	2,928,351	119	0
	03/2020	RON	35,545	EUR	7,167	0	(229)
	03/2020	ZAR	62,755		$4,208	152	0
	06/2020		4,896		326	13	0

BPS	10/2019	BRL	11,672		2,847	40	(3)
	10/2019	EUR	20,631		22,935	448	0
	10/2019	RON	26,137		6,101	98	0
	10/2019		$2,796	BRL	11,672	14	0
	10/2019		1,668	CZK	38,686	0	(33)
	10/2019		33,488	TRY	192,673	394	0
	11/2019	NZD	1,153		$743	21	0
	11/2019	PEN	7,384		2,216	29	0

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019		$2,747	EUR	2,509	$0	$(6)
	11/2019		29,008	TWD	893,254	0	(125)
	12/2019	KRW	19,483,112		$16,387	104	0
	12/2019	TRY	198,704		30,933	0	(3,438)
	12/2019		$740	KRW	884,270	0	(1)
	12/2019		157,683	TWD	4,903,004	1,216	0
	01/2020		16,225	MXN	323,489	0	(101)
	02/2020	ARS	475,032		$8,123	2,402	0
	02/2020		$10,257	ARS	669,661	0	(2,111)
	03/2020	RON	30,986	EUR	6,240	0	(208)
	03/2020		$11,269	CNH	80,684	0	(13)
	05/2020		727	ARS	53,631	0	(153)
	06/2020	ZAR	39,166		$2,608	108	0
	08/2020	TRY	32,904		3,493	0	(1,797)

BRC	10/2019	DKK	26,800	EUR	3,596	7	0
	10/2019		$115,102		105,270	0	(363)
	10/2019		483	MXN	9,480	0	(5)
	10/2019		49,323	RON	207,499	0	(1,665)
	11/2019	EUR	105,270		$115,383	359	0
	11/2019	MYR	72,800		17,726	359	0
	12/2019	THB	92,676		3,030	0	(5)
	12/2019		$20,911	CLP	14,830,382	0	(547)
	12/2019		13,355	KRW	15,903,134	0	(64)
	02/2020	ARS	52,155		$909	276	0

BSS	01/2020	BRL	283,291		72,364	4,557	0
	01/2020		$74,146	BRL	283,291	0	(6,339)
	01/2021	BRL	133,021		$31,822	858	0
	01/2021		$32,818	BRL	133,021	0	(1,853)

CBK	10/2019	BRL	67,711		$16,610	314	0
	10/2019	CAD	637		478	0	(3)
	10/2019	CZK	108,813		4,694	96	0
	10/2019	DKK	186,177		28,534	1,355	0
	10/2019	EUR	22,321		24,610	281	0
	10/2019	GBP	57,608		70,324	15	(522)
	10/2019	MXN	1,044,304		54,258	1,402	0
	10/2019	PEN	321,228		95,846	888	(290)
	10/2019		$16,275	BRL	67,711	45	(24)
	10/2019		1,150	GBP	924	0	(14)
	10/2019		96,092	PEN	321,228	203	(1,045)
	10/2019		2,385	RUB	153,504	0	(22)
	10/2019		446	TRY	2,568	5	0
	10/2019		58,004	ZAR	828,764	0	(3,318)
	11/2019	AUD	586		$397	1	0
	11/2019	COP	344,689,250		101,840	3,039	0
	11/2019	KZT	147,195		371	0	(3)
	11/2019	PEN	347,398		102,155	1	(711)
	11/2019		$33,823	EGP	610,607	3,238	0
	11/2019		22,993	MXN	460,118	140	0
	11/2019		19,151	PEN	64,555	0	(32)
	11/2019	UYU	25,081		$681	7	0
	12/2019	KRW	16,433,990		13,889	155	0
	12/2019	TRY	58,952		9,194	0	(1,003)
	12/2019		$8,130	IDR	116,746,800	24	0
	12/2019		52,681	PHP	2,745,547	147	0
	12/2019		24,498	RUB	1,660,923	862	0
	01/2020		53,330	MXN	1,044,304	0	(1,321)
	01/2020		53,260	PEN	181,327	301	0
	02/2020	ARS	256,860		$4,500	1,376	0
	02/2020	PEN	139,900		41,578	309	0
	02/2020		$4,018	ARS	272,911	0	(701)
	02/2020		768	HUF	228,537	0	(18)
	03/2020	RON	41,520	EUR	8,413	0	(222)
	03/2020		$4,337	CNH	30,750	0	(47)
	05/2020	NGN	1,717,789		$4,492	0	(66)
	05/2020		$2,270	ARS	168,282	0	(444)
	03/2021		2,440		211,304	0	(705)
	04/2021		4,680		436,644	0	(1,168)
	05/2021	ARS	60,660		$750	272	0
	05/2021		$2,000	ARS	191,251	0	(487)
	07/2021	ARS	47,852		$560	198	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	10/2019	BRL	10,116		$2,429	$0	$(6)
	10/2019		$2,438	BRL	10,116	1	(4)
	08/2020	TRY	31,153		$3,235	0	(1,772)

FBF	10/2019	MXN	37,984		1,952	29	0
	12/2019	TRY	88,212		13,738	0	(1,521)
	12/2019		$6,220	IDR	89,331,736	19	0
	12/2019		15,346	KRW	18,272,482	0	(75)
	08/2020	TRY	26,913		$2,857	0	(1,470)

GLM	10/2019	BRL	19,627		4,827	103	0
	10/2019	CLP	1,118,285		1,550	15	0
	10/2019	EUR	5,145		5,694	86	0
	10/2019	MXN	100,000		5,124	75	0
	10/2019	NGN	633,100		1,746	1	0
	10/2019	RON	139,901		32,700	568	0
	10/2019		$4,713	BRL	19,627	11	0
	10/2019		44,651	MXN	878,713	0	(278)
	10/2019		17,847	NGN	6,630,161	424	0
	10/2019		146,374	RUB	9,432,840	0	(1,185)
	11/2019	KZT	3,945,522		$9,961	0	(76)
	11/2019		$12,134	RUB	799,732	130	0
	12/2019	CLP	46,519,406		$68,483	4,592	0
	12/2019	MYR	22,292		5,300	0	(12)
	12/2019		$59,466	CLP	40,770,000	0	(3,471)
	12/2019		9,165	MYR	38,417	0	(11)
	12/2019		147,174	THB	4,503,524	292	0
	01/2020		5,058	MXN	100,000	0	(73)
	02/2020	ARS	70,565		$1,100	241	0
	03/2020	ZAR	24,402		1,643	66	0
	05/2021	ARS	72,819		909	336	0

HUS	10/2019	BRL	30,127		$7,234	0	(16)
	10/2019	EGP	145,044		8,512	0	(348)
	10/2019	GBP	560		689	1	0
	10/2019		$846	ARS	55,202	22	(2)
	10/2019		7,236	BRL	30,127	15	0
	10/2019		2,985	CZK	69,981	0	(27)
	10/2019		197,471	MXN	3,908,634	615	(561)
	10/2019		1,745	TRY	10,077	26	0
	11/2019		5,197	EGP	93,861	500	0
	11/2019		363	TWD	11,204	0	(1)
	11/2019	UYU	170,691		$4,572	1	(10)
	12/2019	HKD	14,220		1,813	0	(3)
	12/2019	TWD	55,646		1,818	15	0
	12/2019		$10,858	INR	788,595	199	0
	12/2019		270,743	KRW	327,277,555	2,771	(1)
	12/2019		649	RUB	43,375	14	0
	01/2020	CZK	69,819		$2,985	27	0
	01/2020	NGN	1,090,299		2,762	0	(198)
	02/2020	ARS	116,623		2,009	591	0
	03/2020	EUR	762	RON	3,694	5	0
	03/2020	ZAR	129,622		$8,585	203	0
	05/2020	NGN	2,651,860		6,945	0	(104)
	06/2020		1,871,712		4,874	0	(85)
	09/2020		3,429,900		8,880	18	0

JPM	10/2019	ARS	484,709		7,543	0	(84)
	10/2019	BRL	3,388		814	0	(2)
	10/2019	MXN	247,601		12,856	324	0
	10/2019		$812	BRL	3,388	3	0
	10/2019		15,781	RON	66,187	0	(580)
	10/2019		32,520	TRY	186,325	245	0
	10/2019	ZAR	109,470		$7,509	286	0
	11/2019	EGP	46,192		2,695	0	(105)
	11/2019	KZT	1,403,234		3,548	0	(22)
	11/2019	UYU	37,899		1,032	14	0
	12/2019		$43,699	ILS	153,151	533	0
	01/2020	BRL	877,449		$214,271	4,250	0
	01/2020	NGN	1,103,737		2,784	0	(212)
	01/2020		$311,190	BRL	1,205,663	0	(22,609)
	01/2020		17,717	MXN	349,668	4	(307)
	02/2020	ARS	131,080		$2,419	825	0

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2020	HUF	8,694,567		$29,404	$875	$0
	02/2020	NGN	2,931,670		7,750	0	(198)
	02/2020		$8,950	ARS	513,781	0	(2,757)
	02/2020		9	NGN	3,319	0	0
	02/2020		27,624	PLN	108,494	0	(520)
	03/2020	EUR	1,365	RON	6,618	9	0
	05/2020	NGN	6,271,147		$16,393	0	(247)
	05/2020		$24,683	NGN	9,499,965	537	0
	09/2020	NGN	4,517,706		$11,740	40	0

MYI	10/2019	BRL	326,433		78,387	0	(178)
	10/2019	CHF	372		376	4	0
	10/2019	TRY	52,366		9,270	0	0
	10/2019		$78,409	BRL	326,433	156	0
	10/2019		235	COP	751,180	0	(19)
	10/2019		18,576	TRY	106,716	164	0
	11/2019	EGP	260,960		$15,430	0	(409)
	11/2019	SEK	6,610		697	23	0
	11/2019	TWD	1,056,710		33,643	0	(526)
	11/2019		$7,504	MYR	31,500	11	0
	12/2019	TWD	436,652		$14,200	49	0
	12/2019		$35,734	INR	2,598,026	695	0
	12/2019		122,984	MYR	517,026	214	0
	12/2019		214,649	SGD	297,831	1,030	0
	01/2020	BRL	2,273,150		$568,765	24,676	0
	01/2020	EGP	212,061		12,127	0	(485)
	01/2020		$36,369	BRL	141,900	0	(2,404)
	03/2020	RON	31,259	EUR	6,292	0	(214)

RBC	10/2019		$27,494	MXN	539,432	0	(192)

RYL	10/2019	MXN	17,320		$887	10	0
	10/2019	RON	32,735		7,767	248	0
	10/2019		$4,524	RON	19,096	0	(138)
	10/2019		693	ZAR	10,269	0	(15)
	11/2019	MXN	460,118		$22,672	0	(461)
	02/2020		$115,467	PLN	449,534	0	(3,161)
	03/2020	CNH	129,786		$17,999	0	(107)
	03/2020	EUR	26,619	RON	128,999	159	0

SCX	10/2019	BRL	367,656		$88,838	352	0
	10/2019	EUR	57,173		63,448	1,133	0
	10/2019		$88,285	BRL	367,656	201	0
	10/2019		26,447	RON	113,490	0	(381)
	10/2019		62,114	TRY	357,493	713	0
	11/2019	KZT	1,606,183		$4,054	0	(33)
	11/2019		$88,669	BRL	367,656	0	(386)
	12/2019		103,715	IDR	1,507,190,216	1,552	0
	12/2019		190,249	INR	13,828,423	3,650	0

SOG	10/2019		10,134	RUB	652,215	0	(95)
	12/2019	TRY	26,329		$4,102	0	(452)
	03/2020	CNH	86,253		11,964	0	(69)
	03/2020	ZAR	267,223		17,919	651	0

SSB	11/2019	NZD	1,078		692	16	0

UAG	10/2019	JPY	3,336,500		31,001	143	0
	10/2019		$31,626	JPY	3,336,500	0	(768)
	11/2019	MYR	57,400		$13,946	252	0
	11/2019		$31,072	JPY	3,336,500	0	(146)
	12/2019		259,601	CNY	1,854,333	153	0

Total Forward Foreign Currency Contracts						$84,095	$(81,431)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus MXN	MXN	28.000	11/22/2019	150,000	$15	$1

BPS	Call - OTC USD versus CNH	CNH	7.000	11/12/2019	1,818	19	40
	Call - OTC USD versus MXN	MXN	26.000	11/08/2019	22,800	2	2
	Call - OTC USD versus MXN		28.000	11/22/2019	75,600	8	1

GLM	Put - OTC EUR versus USD	$	1.100	10/16/2019	3,636	9	38
	Put - OTC USD versus BRL	BRL	4.015	12/12/2019	10,900	189	84

HUS	Call - OTC USD versus MXN	MXN	26.500	11/25/2019	47,100	5	1

Total Purchased Options						$247	$167

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400%	12/18/2019	9,800	$(6)	$(4)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	9,800	(11)	(6)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	3,200	(2)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	3,200	(4)	(4)

BRC	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	4,900	(3)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	4,900	(5)	(4)

CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	23,900	(27)	(24)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	23,300	(12)	(10)

CKL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	14,800	(11)	(6)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	14,800	(15)	(5)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	4,900	(3)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	4,900	(5)	(3)

DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	9,200	(7)	(3)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	9,200	(8)	(7)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	6,600	(4)	(4)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	6,600	(10)	(8)

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	108,200	(97)	(109)

						$(230)	$(203)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC USD versus CNH	CNH	6.750	11/12/2019	1,818	$(14)	$0
	Call - OTC USD versus TRY	TRY	13.000	08/26/2020	16,100	(1,340)	(76)

BRC	Call - OTC USD versus ZAR	ZAR	15.043	11/05/2019	5,300	(160)	(131)

DUB	Call - OTC USD versus TRY	TRY	13.000	08/27/2020	15,800	(1,401)	(75)

FBF	Call - OTC USD versus TRY		13.000	08/26/2020	16,100	(1,244)	(76)

GLM	Call - OTC EUR versus USD	$	1.160	10/16/2019	3,636	(10)	0
	Put - OTC USD versus BRL	BRL	3.880	12/12/2019	10,900	(72)	(26)
	Call - OTC USD versus BRL		4.280	12/12/2019	10,900	(123)	(151)

						$(4,364)	$(535)

Total Written Options						$(4,594)	$(738)

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	12/20/2019	0.391%	$4,500	$0	$8	$8	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295	4,800	13	(4)	9	0

CBK	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295	6,700	25	(12)	13	0

DUB	Egypt Government International Bond	1.000	Quarterly	06/20/2020	1.528	4,900	(143)	126	0	(17)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295	3,800	14	(7)	7	0

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.305	8,500	(725)	490	0	(235)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.255	600	(3)	15	12	0

GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.070	7,000	19	47	66	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.464	1,300	(13)	3	0	(10)

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.322	17,700	93	(1)	92	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	0.788	4,600	7	6	13	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	1.232	7,600	(175)	164	0	(11)

JPM	Nigeria Government International Bond	1.000	Quarterly	12/20/2019	1.046	13,200	(170)	173	3	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.464	1,500	(15)	4	0	(11)
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	1.232	2,900	(64)	60	0	(4)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	2.173	6,700	(525)	395	0	(130)

NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002	14,900	(30)	34	4	0

UAG	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.255	7,900	(34)	194	160	0

							$(1,726)	$1,695	$387	$(418)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GLM	Floating rate equal to 6-Month USD-LIBOR Plus 0.330% based on the notional amount of currency received	Floating rate equal to 6-Month ARS-LIBOR based on the notional amount of currency delivered	Maturity	05/28/2024	$	7,800	ARS	351,546	$7	$3,041	$3,048	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	1-Year ILS-TELBOR	1.278%	Annual	08/01/2029	ILS	57,100	$0	$655	$655	$0

CBK	Receive	3-Month COP-IBR Compounded-OIS	4.150	Quarterly	05/04/2022	COP	394,800,600	32	220	252	0

GLM	Pay	1-Year BRL-CDI	6.120	Maturity	01/02/2020	BRL	173,600	0	(112)	0	(112)
	Pay	1-Year BRL-CDI	7.715	Maturity	01/04/2027		21,000	0	221	221	0
	Pay	3-Month COP-IBR Compounded-OIS	5.170	Quarterly	01/25/2023	COP	1,597,400	0	13	13	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029	CLP	473,800	0	44	44	0

SCX	Receive	3-Month CNY-CNREPOFIX	2.880	Quarterly	09/17/2024	CNY	349,400	0	64	64	0

								$32	$1,105	$1,249	$(112)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	USD versus TRY 1-Year ATM Realized Volatility	17.700%	Maturity	02/18/2020	$8	$0	$15	$15	$0

GLM	Receive	USD versus JPY 1-Year ATM Realized Volatility	7.600	Maturity	03/04/2020	10	0	(14)	0	(14)

							$0	$1	$15	$(14)

Total Swap Agreements							$(1,687)	$5,842	$4,699	$(544)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$1,919	$1	$0	$1,920	$(843)	$0	$0	$(843)	$1,077	$(745)	$332
BPS	4,874	43	672	5,589	(7,989)	(92)	0	(8,081)	(2,492)	2,192	(300)
BRC	1,001	0	0	1,001	(2,649)	(137)	0	(2,786)	(1,785)	1,407	(378)
BSS	5,415	0	0	5,415	(8,192)	0	0	(8,192)	(2,777)	2,769	(8)
CBK	14,674	0	265	14,939	(12,166)	(34)	0	(12,200)	2,739	(2,322)	417
CKL	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
DBL	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
DUB	1	0	22	23	(1,782)	(75)	(17)	(1,874)	(1,851)	1,518	(333)
FBF	48	0	12	60	(3,066)	(185)	(235)	(3,486)	(3,426)	3,208	(218)
GLM	6,940	122	3,326	10,388	(5,106)	(177)	(126)	(5,409)	4,979	(5,260)	(281)
GST	0	0	66	66	0	0	(10)	(10)	56	(270)	(214)
HUS	5,023	1	105	5,129	(1,356)	0	(11)	(1,367)	3,762	(3,470)	292
JPM	7,945	0	3	7,948	(27,643)	0	(145)	(27,788)	(19,840)	20,285	445
MYI	27,022	0	0	27,022	(4,235)	0	0	(4,235)	22,787	(22,290)	497
NGF	0	0	4	4	0	0	0	0	4	0	4
RBC	0	0	0	0	(192)	0	0	(192)	(192)	0	(192)
RYL	417	0	0	417	(3,882)	0	0	(3,882)	(3,465)	1,875	(1,590)
SCX	7,601	0	64	7,665	(800)	0	0	(800)	6,865	(6,409)	456
SOG	651	0	0	651	(616)	0	0	(616)	35	0	35
SSB	16	0	0	16	0	0	0	0	16	0	16
UAG	548	0	160	708	(914)	0	0	(914)	(206)	0	(206)

Total Over the Counter	$84,095	$167	$4,699	$88,961	$(81,431)	$(738)	$(544)	$(82,713)

(m)

Securities with an aggregate market value of $35,006 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	1	0	0	294	295

	$0	$1	$0	$0	$307	$308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$84,095	$0	$84,095
Purchased Options	0	0	0	167	0	167
Swap Agreements	0	387	0	3,063	1,249	4,699

	$0	$387	$0	$87,325	$1,249	$88,961

	$0	$388	$0	$87,325	$1,556	$89,269

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	17	17

	$0	$0	$0	$0	$19	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$81,431	$0	$81,431
Written Options	0	203	0	535	0	738
Swap Agreements	0	418	0	14	112	544

	$0	$621	$0	$81,980	$112	$82,713

	$0	$621	$0	$81,980	$131	$82,732

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Futures	0	0	0	0	(1,433)	(1,433)
Swap Agreements	0	612	0	0	(1,809)	(1,197)

	$0	$612	$0	$0	$(3,251)	$(2,639)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,242)	$0	$(2,242)
Purchased Options	0	0	0	(109)	0	(109)
Written Options	0	153	0	801	0	954
Swap Agreements	0	571	0	18	2	591

	$0	$724	$0	$(1,532)	$2	$(806)

	$0	$1,336	$0	$(1,532)	$(3,249)	$(3,445)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(320)	(320)
Swap Agreements	0	(42)	0	0	(3,994)	(4,036)

	$0	$(42)	$0	$0	$(4,315)	$(4,357)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,161	$0	$1,161
Purchased Options	0	0	0	128	0	128
Written Options	0	(18)	0	1,695	0	1,677
Swap Agreements	0	824	0	3,121	1,098	5,043

	$0	$806	$0	$6,105	$1,098	$8,009

	$0	$764	$0	$6,105	$(3,217)	$3,652

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$24,583	$0	$24,583
Australia
Corporate Bonds & Notes	0	9,724	0	9,724
Non-Agency Mortgage-Backed Securities	0	1,856	0	1,856
Bermuda
Corporate Bonds & Notes	0	732	0	732
Brazil
Corporate Bonds & Notes	0	49,028	0	49,028
Loan Participations and Assignments	0	0	22,956	22,956
Sovereign Issues	0	443,627	0	443,627
Canada
Corporate Bonds & Notes	0	53,337	0	53,337
Cayman Islands
Asset-Backed Securities	0	3,069	10,672	13,741
Corporate Bonds & Notes	0	36,044	0	36,044
Chile
Corporate Bonds & Notes	0	1,729	0	1,729
Sovereign Issues	0	1,508	0	1,508
China
Corporate Bonds & Notes	0	48,910	0	48,910
Sovereign Issues	0	23,618	0	23,618
Colombia
Corporate Bonds & Notes	0	14,586	0	14,586
Sovereign Issues	0	129,759	0	129,759
Costa Rica
Sovereign Issues	0	2,880	0	2,880
Croatia
Sovereign Issues	0	24,194	0	24,194
Czech Republic
Sovereign Issues	0	106,298	0	106,298
Denmark
Corporate Bonds & Notes	0	33,124	0	33,124
Dominican Republic
Sovereign Issues	0	70,001	0	70,001
Egypt
Sovereign Issues	0	3,241	0	3,241
El Salvador
Sovereign Issues	0	2,953	0	2,953
France
Corporate Bonds & Notes	0	3,426	0	3,426
Germany
Corporate Bonds & Notes	0	79,794	0	79,794
Ghana
Sovereign Issues	0	2,724	0	2,724
Guatemala
Sovereign Issues	0	20,859	0	20,859
Hong Kong
Corporate Bonds & Notes	0	19,091	0	19,091
Hungary
Sovereign Issues	0	113,537	0	113,537
India
Corporate Bonds & Notes	0	55,305	0	55,305
Indonesia
Corporate Bonds & Notes	0	42,804	0	42,804
Sovereign Issues	0	2,044	0	2,044
Ireland
Corporate Bonds & Notes	0	17,110	0	17,110
Israel
Corporate Bonds & Notes	0	9,138	0	9,138

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Italy
Corporate Bonds & Notes	$0	$5,821	$0	$5,821
Ivory Coast
Sovereign Issues	0	5,591	0	5,591
Japan
Corporate Bonds & Notes	0	12,829	0	12,829
Jersey, Channel Islands
Asset-Backed Securities	0	0	8,269	8,269
Kazakhstan
Corporate Bonds & Notes	0	7,603	0	7,603
Lithuania
Sovereign Issues	0	509	0	509
Luxembourg
Corporate Bonds & Notes	0	28,189	0	28,189
Malaysia
Sovereign Issues	0	23,586	0	23,586
Mauritius
Corporate Bonds & Notes	0	4,297	0	4,297
Mexico
Corporate Bonds & Notes	0	6,764	0	6,764
Mongolia
Sovereign Issues	0	6,623	0	6,623
Netherlands
Asset-Backed Securities	0	382	0	382
Corporate Bonds & Notes	0	4,088	0	4,088
Oman
Sovereign Issues	0	3,911	0	3,911
Peru
Corporate Bonds & Notes	0	11,360	0	11,360
Sovereign Issues	0	93,489	0	93,489
Qatar
Corporate Bonds & Notes	0	3,893	0	3,893
Loan Participations and Assignments	0	0	35,728	35,728
Sovereign Issues	0	3,212	0	3,212
Russia
Sovereign Issues	0	55	0	55
Saudi Arabia
Corporate Bonds & Notes	0	13,014	0	13,014
Serbia
Sovereign Issues	0	15,144	0	15,144
Singapore
Corporate Bonds & Notes	0	595	0	595
South Africa
Corporate Bonds & Notes	0	15,321	0	15,321
South Korea
Sovereign Issues	0	2,160	0	2,160
Sweden
Corporate Bonds & Notes	0	5,366	0	5,366
Tanzania
Sovereign Issues	0	2,774	0	2,774
Tunisia
Sovereign Issues	0	110	0	110
Turkey
Loan Participations and Assignments	0	7,398	0	7,398
Sovereign Issues	0	15,338	0	15,338
Ukraine
Sovereign Issues	0	11,791	0	11,791
United Arab Emirates
Sovereign Issues	0	9,000	0	9,000
United Kingdom
Corporate Bonds & Notes	0	19,295	1,638	20,933
Non-Agency Mortgage-Backed Securities	0	55,896	0	55,896
United States
Asset-Backed Securities	0	114,685	9,770	124,455
Corporate Bonds & Notes	0	161,869	0	161,869

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Loan Participations and Assignments	$0	$3,925	$0	$3,925
Non-Agency Mortgage-Backed Securities	0	52,546	0	52,546
U.S. Government Agencies	0	364	0	364
Virgin Islands (British)
Corporate Bonds & Notes	0	8,446	0	8,446
Short-Term Instruments
Certificates of Deposit	0	11,203	0	11,203
Repurchase Agreements	0	5,243	0	5,243
Short-Term Notes	0	2,777	0	2,777
Argentina Treasury Bills	0	5,376	0	5,376
Nigeria Treasury Bills	0	17,855	0	17,855
South Africa Treasury Bills	0	34,990	0	34,990
U.S. Treasury Bills	0	67,933	0	67,933

	$0	$2,333,249	$89,033	$2,422,282

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$401,502	$0	$0	$401,502

Total Investments	$401,502	$2,333,249	$89,033	$2,823,784

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Argentina
Sovereign Issues	$0	$(2,135)	$0	$(2,135)
United States
U.S. Government Agencies	0	(15,079)	0	(15,079)

	$0	$(17,214)	$0	$(17,214)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13	295	0	308
Over the counter	0	88,961	0	88,961

	$13	$89,256	$0	$89,269

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(17)	0	(19)
Over the counter	0	(82,713)	0	(82,713)

	$(2)	$(82,730)	$0	$(82,732)

Total Financial Derivative Instruments	$11	$6,526	$0	$6,537

Totals	$401,513	$2,322,561	$89,033	$2,813,107

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$22,536	$0	$0	$0	$0	$420	$0	$0	$22,956	$420
Cayman Islands
Asset-Backed Securities	0	11,786	(1,183)	6	5	58	0	0	10,672	58
Jersey, Channel Islands
Asset-Backed Securities	0	10,276	(2,085)	21	27	30	0	0	8,269	30
Qatar
Loan Participations and Assignments	35,544	0	0	73	0	111	0	0	35,728	111
United Kingdom
Corporate Bonds & Notes	1,638	0	0	0	0	0	0	0	1,638	0
United States
Asset-Backed Securities	0	10,436	0	0	0	(666)	0	0	9,770	(666)
Non-Agency Mortgage-Backed Securities	1,401	0	(57)	3	5	(10)	0	(1,342)	0	0

Totals	$61,119	$32,498	$(3,325)	$103	$37	$(57)	$0	$(1,342)	$89,033	$(47)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

September 30, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$22,956	Proxy Pricing	Base Price	101.080
Cayman Islands
Asset-Backed Securities	10,672	Other Valuation Techniques(2)	—	—
Jersey, Channel Islands
Asset-Backed Securities	8,269	Other Valuation Techniques(2)	—	—
Qatar
Loan Participations and Assignments	35,728	Third Party Vendor	Broker Quote	99.750-99.925
United Kingdom
Corporate Bonds & Notes	1,638	Other Valuation Techniques(2)	—	—
United States
Asset-Backed Securities	9,770	Proxy Pricing	Base Price	100.000

Total	$89,033

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$318

Total Short-Term Instruments (Cost $318)	318

Total Investments in Securities (Cost $318)	318

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.0%

UNITED STATES (a) 97.5%

MUTUAL FUNDS 97.5%

PIMCO Emerging Markets Bond Fund	6,525,443	$68,648

PIMCO Emerging Markets Corporate Bond Fund	5,231,696	56,188

PIMCO Emerging Markets Local Currency and Bond Fund	19,800,853	136,230

Total United States (Cost $245,604)		261,066

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.5%

PIMCO Short-Term Floating NAV Portfolio III	681,453	$6,742

Total Short-Term Instruments (Cost $6,741)		6,742

Total Investments in Affiliates (Cost $252,345)		267,808

Total Investments 100.1% (Cost $252,663)		$268,126

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $7)		8

Other Assets and Liabilities, net (0.1)%		(232)

Net Assets 100.0%		$267,902

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$318	U.S. Treasury Notes 2.250% due 03/31/2021	$(327)	$318	$318

Total Repurchase Agreements						$(327)	$318	$318

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$318	$0	$0	$318	$(327)	$(9)

Total Borrowings and Other Financing Transactions	$318	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.442%	$2,700	$7	$1	$8	$0

Total Swap Agreements							$7	$1	$8	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
HUS	$0	$0	$8	$8	$0	$0	$0	$0	$8	$0	$8

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$8	$0	$0	$0	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$1	$0	$0	$0	$1

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$1	$0	$0	$0	$1

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$318	$0	$318

	$0	$318	$0	$318

Investments in Affiliates, at Value
United States
Mutual Funds	261,066	0	0	261,066
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,742	0	0	6,742

	$267,808	$0	$0	$267,808

Total Investments	$267,808	$318	$0	$268,126

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$8	$0	$8

Total Financial Derivative Instruments	$0	$8	$0	$8

Totals	$267,808	$326	$0	$268,134

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.0%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	2,100	$16
79.499% (ARLLMONP) due 06/21/2020 ~(a)		8,990	68

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		1,170	7

Total Argentina (Cost $521)			91

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
2.917% due 12/05/2059 •		$337	337

Total Australia (Cost $337)			337

BRAZIL 3.9%

CORPORATE BONDS & NOTES 1.3%

Banco Votorantim S.A.
4.000% due 09/24/2022		$800	814
4.500% due 09/24/2024		1,800	1,853

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (e)(g)		536	7
0.000% due 10/31/2019 (e)(g)		117	1

Petrobras Global Finance BV
5.093% due 01/15/2030		1,246	1,301
7.250% due 03/17/2044		700	840

			4,816

SOVEREIGN ISSUES 2.6%

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2021	BRL	37,255	9,620

Total Brazil (Cost $14,601)			14,436

CANADA 1.5%

CORPORATE BONDS & NOTES 0.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$190	197

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		400	401

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	600

HSBC Bank Canada
1.650% due 09/10/2022		$900	894

			2,092

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Canadian Mortgage Pools
2.244% due 08/01/2020	CAD	893	675

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		441	338

			1,013

SOVEREIGN ISSUES 0.6%

Canada Government Real Return Bond
3.000% due 12/01/2036		1,995	2,203

Total Canada (Cost $5,458)			5,308

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 4.9%

ASSET-BACKED SECURITIES 3.0%

Bowman Park CLO Ltd.
3.328% due 11/23/2025 •		$886	$886

Cent CLO Ltd.
3.373% due 10/15/2026 •		1,200	1,200

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		300	297

Figueroa CLO Ltd.
3.203% due 01/15/2027 •		891	890

Jamestown CLO Ltd.
3.523% due 01/17/2027 •		1,836	1,843

Octagon Investment Partners Ltd.
3.403% due 04/15/2026 •		487	487

Palmer Square Loan Funding Ltd.
3.058% due 11/15/2026 •		911	910

Sound Point CLO Ltd.
3.168% due 01/20/2028 •		1,100	1,099

Telos CLO Ltd.
3.573% due 01/17/2027 •		2,133	2,134

THL Credit Wind River CLO Ltd.
3.183% due 01/15/2026 •		1,100	1,101

Venture CDO Ltd.
3.183% due 04/15/2027		200	199

WhiteHorse Ltd.
3.233% due 04/17/2027 •		259	258

			11,304

CORPORATE BONDS & NOTES 1.9%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		500	535

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,071	1,053

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		3,956	1,055

QNB Finance Ltd.
3.474% (US0003M + 1.350%) due 05/31/2021 ~		3,400	3,447

Sands China Ltd.
4.600% due 08/08/2023		200	212
5.125% due 08/08/2025		200	220
5.400% due 08/08/2028		300	339

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	209

			7,070

Total Cayman Islands (Cost $19,986)			18,374

CHINA 3.0%

SOVEREIGN ISSUES 3.0%

China Development Bank
3.050% due 08/25/2026	CNY	8,800	1,183
3.680% due 02/26/2026		34,300	4,810
3.800% due 01/25/2036		2,000	276
4.040% due 04/10/2027		4,700	670
4.150% due 10/26/2025		2,100	303
4.240% due 08/24/2027		27,300	3,942

China Government Bond
2.740% due 08/04/2026		500	68

Total China (Cost $11,613)			11,252

COLOMBIA 0.4%

CORPORATE BONDS & NOTES 0.3%

Ecopetrol S.A.
5.875% due 05/28/2045		$900	1,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Colombian TES
6.000% due 04/28/2028	COP	1,230,000	$358

Total Colombia (Cost $1,280)			1,419

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	227
2.500% due 08/25/2028		900	42

Total Czech Republic (Cost $265)			269

DENMARK 4.1%

CORPORATE BONDS & NOTES 4.1%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	259	39
1.500% due 10/01/2050		10,192	1,527
2.000% due 10/01/2047		2,535	381
3.000% due 10/01/2047		27	4

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		40,100	5,892
1.500% due 10/01/2037		1,062	160
1.500% due 10/01/2050		4,200	629
2.000% due 10/01/2050		3,144	473
2.500% due 10/01/2047		57	9

Nykredit Realkredit A/S
1.000% due 10/01/2050		21,300	3,118
1.500% due 10/01/2050		21,160	3,174
2.500% due 10/01/2047		19	3

Realkredit Danmark A/S
2.500% due 04/01/2036		105	16
2.500% due 07/01/2047		46	7

Total Denmark (Cost $15,563)			15,432

FRANCE 0.9%

CORPORATE BONDS & NOTES 0.8%

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	800	1,072

Credit Agricole S.A.
3.750% due 04/24/2023		$1,900	1,987

			3,059

SOVEREIGN ISSUES 0.1%

France Government International Bond
2.000% due 05/25/2048	EUR	300	460

Total France (Cost $3,352)			3,519

GERMANY 1.1%

ASSET-BACKED SECURITIES 0.1%

SC Germany Auto UG
0.000% due 12/13/2026 •	EUR	207	227

CORPORATE BONDS & NOTES 1.0%

Deutsche Bank AG
3.093% (US0003M + 0.815%) due 01/22/2021 ~		$300	297
3.150% due 01/22/2021		100	100
3.577% (US0003M + 1.290%) due 02/04/2021 ~		300	298
4.250% due 10/14/2021		1,300	1,319

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		800	810

Volkswagen Financial Services AG
0.250% due 10/16/2020	EUR	800	875

			3,699

Total Germany (Cost $3,932)			3,926

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,900	$1,985

Total Guernsey, Channel Islands (Cost $1,897)			1,985

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

AIA Group Ltd.
3.900% due 04/06/2028		$300	327

CMHI Finance BVI Co. Ltd.
4.375% due 08/06/2023		200	211

Total Hong Kong (Cost $502)			538

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

ICICI Bank Ltd.
3.500% due 03/18/2020		$1,000	1,004

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		400	404

Total India (Cost $1,404)			1,408

INDONESIA 3.7%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$200	210

SOVEREIGN ISSUES 3.6%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	3,400	4,037
4.100% due 04/24/2028		$2,700	2,920
5.250% due 01/17/2042		1,100	1,325
8.250% due 05/15/2036	IDR	23,834,000	1,748
8.375% due 03/15/2034		43,649,000	3,250

			13,280

Total Indonesia (Cost $13,470)			13,490

IRELAND 1.6%

ASSET-BACKED SECURITIES 0.4%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	250	274

SCF Rahoituspalvelut DAC
0.050% due 11/25/2025 •		30	32

Toro European CLO DAC
0.900% due 10/15/2030 •		1,100	1,201

			1,507

CORPORATE BONDS & NOTES 1.2%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$1,800	1,843

AIB Group PLC
4.750% due 10/12/2023		200	212

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	300	340

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$1,100	1,098

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		600	600
3.000% due 07/15/2022		400	404

			4,497

Total Ireland (Cost $6,072)			6,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
1.750% due 08/31/2025	ILS	1,900	$584

Total Israel (Cost $534)			584

ITALY 6.0%

CORPORATE BONDS & NOTES 0.9%

Banca Carige SpA
1.082% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	1,000	1,098
1.327% (EUR003M + 1.700%) due 10/25/2021 ~		1,100	1,215

UniCredit SpA
7.830% due 12/04/2023		$1,000	1,174

			3,487

SOVEREIGN ISSUES 5.1%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (j)	EUR	2,200	2,546
2.100% due 07/15/2026 (j)		1,900	2,294
2.350% due 09/15/2024 (f)(j)		6,298	7,781
2.450% due 10/01/2023		550	656
2.500% due 11/15/2025 (j)		1,500	1,842
3.000% due 08/01/2029 (j)		2,900	3,813

			18,932

Total Italy (Cost $21,523)			22,419

JAPAN 8.0%

CORPORATE BONDS & NOTES 1.4%

Central Nippon Expressway Co. Ltd.
2.827% (US0003M + 0.540%) due 08/04/2020 ~		$2,000	2,005

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	225

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		1,100	1,139

Mizuho Financial Group, Inc.
3.018% (US0003M + 0.880%) due 09/11/2022 ~		500	503
3.138% (US0003M + 1.000%) due 09/11/2024 ~		700	706
3.922% due 09/11/2024 •		400	421

ORIX Corp.
3.250% due 12/04/2024		200	208

			5,207

SOVEREIGN ISSUES 6.6%

Japan Government International Bond
0.100% due 03/10/2026 (f)	JPY	963,690	9,234
0.100% due 03/10/2028 (f)		342,812	3,307
0.100% due 06/20/2029 (j)		510,000	4,869
0.500% due 09/20/2046 (j)		130,000	1,259
0.500% due 03/20/2049		309,000	2,976
0.700% due 12/20/2048		316,000	3,206

			24,851

Total Japan (Cost $29,606)			30,058

KUWAIT 1.5%

SOVEREIGN ISSUES 1.5%

Kuwait International Government Bond
2.750% due 03/20/2022		$400	406
3.500% due 03/20/2027		4,800	5,183

Total Kuwait (Cost $5,162)			5,589

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 1.4%

CORPORATE BONDS & NOTES 1.4%

Altice Luxembourg S.A.
7.750% due 05/15/2022		$200	$205

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	1,011	1,084

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$800	838
5.250% due 05/23/2023 (h)		1,800	1,904

Unigel Luxembourg S.A.
10.500% due 01/22/2024		1,200	1,322

Total Luxembourg (Cost $5,277)			5,353

MALAYSIA 0.6%

SOVEREIGN ISSUES 0.6%

Malaysia Government International Bond
3.654% due 10/31/2019	MYR	7,600	1,816
4.232% due 06/30/2031		2,100	532

Total Malaysia (Cost $2,391)			2,348

MEXICO 0.2%

CORPORATE BONDS & NOTES 0.0%

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)		$700	0

SOVEREIGN ISSUES 0.2%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	600	749

Total Mexico (Cost $1,312)			749

NETHERLANDS 1.5%

ASSET-BACKED SECURITIES 0.9%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	400	437

Babson Euro CLO BV
0.447% due 10/25/2029 •		900	981

Dryden Euro CLO BV
0.880% due 01/15/2030 •		900	981

Tikehau CLO BV
0.880% due 12/07/2029 •		900	983

			3,382

CORPORATE BONDS & NOTES 0.5%

ABN AMRO Bank NV
2.450% due 06/04/2020		$500	501

Cooperatieve Rabobank UA
3.125% due 04/26/2021		500	509

NXP BV
3.875% due 09/01/2022		300	310

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	100	137

Syngenta Finance NV
5.182% due 04/24/2028		$200	213

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	305

			1,975

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

EMF-NL Prime BV
0.437% due 04/17/2041 •		325	341

Eurosail PLC
1.137% due 10/17/2040 •		155	170

			511

Total Netherlands (Cost $6,024)			5,868

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$400	$419

Total Norway (Cost $399)			419

PERU 1.5%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,200	357

SOVEREIGN ISSUES 1.4%

Peru Government International Bond
5.940% due 02/12/2029		7,900	2,653
6.150% due 08/12/2032		300	102
6.350% due 08/12/2028		7,600	2,627

			5,382

Total Peru (Cost $5,151)			5,739

PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	466

Total Philippines (Cost $500)			466

POLAND 0.0%

CORPORATE BONDS & NOTES 0.0%

PKO Bank Hipoteczny S.A.
0.250% due 11/23/2021	EUR	100	110

Total Poland (Cost $112)			110

QATAR 1.2%

SOVEREIGN ISSUES 1.2%

Qatar Government International Bond
3.375% due 03/14/2024		$800	839
3.875% due 04/23/2023		1,100	1,165
4.500% due 01/20/2022		800	842
4.500% due 04/23/2028		1,200	1,370
4.817% due 03/14/2049		300	372

Total Qatar (Cost $4,215)			4,588

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%

Romania Government International Bond
5.850% due 04/26/2023	RON	1,500	371

Total Romania (Cost $424)			371

RUSSIA 0.9%

SOVEREIGN ISSUES 0.9%

Russia Government International Bond
7.950% due 10/07/2026	RUB	201,100	3,304

Total Russia (Cost $3,082)			3,304

SAUDI ARABIA 2.4%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	404

SOVEREIGN ISSUES 2.3%

Saudi Government International Bond
2.875% due 03/04/2023		4,000	4,070
3.250% due 10/26/2026		1,200	1,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 03/04/2028		$1,000	$1,062
4.375% due 04/16/2029		2,100	2,362

			8,735

Total Saudi Arabia (Cost $8,711)			9,139

SINGAPORE 0.8%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.750% due 09/18/2022		$600	600
3.500% due 09/18/2027		300	309

DBS Bank Ltd.
3.300% due 11/27/2021		300	307

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~		600	601

			1,817

SOVEREIGN ISSUES 0.3%

Singapore Government International Bond
2.125% due 06/01/2026	SGD	1,500	1,114

Total Singapore (Cost $2,872)			2,931

SOUTH AFRICA 0.2%

SOVEREIGN ISSUES 0.2%

Republic of South Africa Government International Bond
4.850% due 09/30/2029		$300	299

South Africa Government International Bond
5.375% due 07/24/2044		400	394

Total South Africa (Cost $694)			693

SOUTH KOREA 0.9%

SOVEREIGN ISSUES 0.9%

Korea Government International Bond
2.125% due 06/10/2027	KRW	360,000	316
2.375% due 12/10/2027		360,000	322
2.375% due 12/10/2028		1,620,000	1,462
2.625% due 06/10/2028		720,000	660
5.500% due 03/10/2028		360,000	397

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	211

Total South Korea (Cost $3,422)			3,368

SPAIN 4.3%

CORPORATE BONDS & NOTES 0.1%

Banco Santander S.A.
4.379% due 04/12/2028		$200	219
6.250% due 09/11/2021 •(g)(h)	EUR	200	230

			449

SOVEREIGN ISSUES 4.2%

Autonomous Community of Catalonia
4.220% due 04/26/2035		200	274
4.950% due 02/11/2020		600	665

Spain Government International Bond
0.250% due 07/30/2024 (j)		1,700	1,903
0.600% due 10/31/2029 (j)		7,100	8,096
1.400% due 07/30/2028 (j)		1,000	1,219
1.450% due 04/30/2029		2,400	2,950
2.700% due 10/31/2048		300	463

			15,570

Total Spain (Cost $16,009)			16,019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%

Sveriges Sakerstallda Obligationer AB
2.000% due 06/17/2026	SEK	4,000	$453

Total Sweden (Cost $465)			453

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse Group AG
3.319% (US0003M + 1.200%) due 12/14/2023 ~		$2,100	2,119

UBS AG
2.450% due 12/01/2020		300	301
2.618% (US0003M + 0.480%) due 12/01/2020 ~		700	702
5.125% due 05/15/2024 (h)		1,300	1,402
7.625% due 08/17/2022 (h)		400	452

Total Switzerland (Cost $4,870)			4,976

TURKEY 0.3%

SOVEREIGN ISSUES 0.3%

Turkey Government International Bond
7.250% due 12/23/2023		$1,000	1,059

Total Turkey (Cost $993)			1,059

UNITED ARAB EMIRATES 1.5%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$600	612

SOVEREIGN ISSUES 1.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		1,900	1,921
3.125% due 10/11/2027		2,800	2,947

			4,868

Total United Arab Emirates (Cost $5,208)			5,480

UNITED KINGDOM 12.4%

CORPORATE BONDS & NOTES 7.5%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$2,800	3,089

Barclays PLC
7.125% due 06/15/2025 •(g)(h)	GBP	500	653
8.000% due 06/15/2024 •(g)(h)		$300	319

BAT International Finance PLC
2.750% due 06/15/2020		300	301

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	300	385

FCE Bank PLC
0.088% due 08/26/2020 •	EUR	300	326
1.660% due 02/11/2021		200	222

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,300	1,652

HSBC Bank PLC
4.125% due 08/12/2020		$500	509

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		500	501
3.000% due 07/22/2028 •	GBP	500	657
3.124% (US0003M + 1.000%) due 05/18/2024 ~		$400	402

Imperial Brands Finance PLC
2.950% due 07/21/2020		1,200	1,205
3.875% due 07/26/2029		500	505

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank PLC
3.300% due 05/07/2021		$200	$203
4.875% due 03/30/2027	GBP	2,500	3,916

Marks & Spencer PLC
3.000% due 12/08/2023		100	127

Nationwide Building Society
3.766% due 03/08/2024 •		$1,400	1,438

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		600	604

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		1,600	1,604
3.875% due 09/12/2023		500	516
4.269% due 03/22/2025 •		300	314
4.519% due 06/25/2024 •		700	737
4.800% due 04/05/2026		900	985
7.500% due 08/10/2020 •(g)(h)		700	717

Santander UK Group Holdings PLC
2.875% due 10/16/2020		2,500	2,510

Tesco Corporate Treasury Services PLC
2.125% due 11/12/2020	EUR	300	333

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	479	750
5.744% due 04/13/2040		193	310
5.801% due 10/13/2040		488	789

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	649

Virgin Money PLC
2.250% due 04/21/2020		800	989

			28,217

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Alba PLC
0.985% due 11/25/2042		558	649

Eurosail PLC
0.000% due 03/13/2045 •	EUR	391	422
0.932% due 12/10/2044 •	GBP	497	603

Great Hall Mortgages PLC
0.000% due 06/18/2039 •	EUR	705	756
0.913% due 03/18/2039 •	GBP	911	1,100
0.916% due 06/18/2039 •		310	372
0.933% due 06/18/2038 •		333	402

Lanark Master Issuer PLC
1.581% (BP0003M + 0.820%) due 12/22/2069 ~		747	921

Mortgage Funding PLC
1.885% due 03/13/2046 •		126	155

Newgate Funding PLC
0.206% due 12/15/2050 •	EUR	404	427

Residential Mortgage Securities PLC
1.979% due 09/20/2065 •	GBP	619	764

Ripon Mortgages PLC
1.561% due 08/20/2056 •		2,191	2,688

Southern Pacific Financing PLC
0.952% due 06/10/2043 •		130	159

Stanlington PLC
1.780% due 06/12/2046 •		722	888

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •		1,227	1,512

Uropa Securities PLC
0.972% due 06/10/2059 •		320	376
1.122% due 06/10/2059 •		78	89
1.322% due 06/10/2059 •		61	69
1.522% due 06/10/2059 •		65	74

			12,426

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,360	263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.5%

United Kingdom Gilt
0.125% due 03/22/2024 (f)(j)	$4,060	$5,758

Total United Kingdom (Cost $48,775)		46,664

UNITED STATES 71.0%

ASSET-BACKED SECURITIES 8.0%

Accredited Mortgage Loan Trust
2.148% due 02/25/2037 •	$69	69

ACE Securities Corp. Home Equity Loan Trust
2.918% due 12/25/2034 •	151	150

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.693% due 07/25/2035 •	230	231

Argent Securities Trust
2.168% due 06/25/2036 •	1,295	460
2.168% due 07/25/2036 •	752	320
2.258% due 07/25/2036 •	939	412

Asset-Backed Funding Certificates Trust
2.178% due 01/25/2037 •	585	398

Bear Stearns Asset-Backed Securities Trust
2.128% due 02/25/2037 •	256	288
2.258% due 06/25/2047 •	1,000	992
2.338% due 01/25/2047 •	64	65
2.418% due 09/25/2046 •	123	119
2.508% due 09/25/2035 •	1,000	1,001

Countrywide Asset-Backed Certificates
2.168% due 05/25/2037 •	457	454
2.238% due 09/25/2037 ^•	131	112
2.278% due 12/25/2036 ^•	4,100	4,014
4.629% due 10/25/2046 ^~	254	250
4.747% due 07/25/2036 ~	102	104

Countrywide Asset-Backed Certificates Trust
2.978% due 10/25/2035 •	685	688
5.210% due 03/25/2034 ~	611	619

Countrywide Asset-Backed Certificates Trust, Inc.
2.738% due 07/25/2034 •	243	245

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •	21	21

Credit-Based Asset Servicing & Securitization LLC
2.238% due 07/25/2037 •	270	183

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.781% due 03/25/2037 ^þ	1,095	609

Fieldstone Mortgage Investment Trust
2.305% due 11/25/2036 •	1,170	824

First Franklin Mortgage Loan Trust
2.158% due 09/25/2036 •	383	381
2.178% due 04/25/2036 •	170	167
2.753% due 09/25/2035 •	273	274
3.293% due 07/25/2034 •	284	286

First NLC Trust
2.723% due 12/25/2035 •	368	371

GSAA Home Equity Trust
2.468% due 08/25/2037 •	195	191

GSAMP Trust
2.108% due 01/25/2037 •	192	130
2.118% due 12/25/2046 •	1,243	776
2.138% due 12/25/2036 •	1,009	594
2.168% due 12/25/2046 •	808	509
2.288% due 04/25/2036 •	874	662

Home Equity Asset Trust
3.218% due 10/25/2033 •	460	460

Home Equity Mortgage Loan Asset-Backed Trust
2.258% due 04/25/2037 •	571	431

HSI Asset Securitization Corp. Trust
2.238% due 12/25/2036 •	585	235

JPMorgan Mortgage Acquisition Trust
2.098% due 08/25/2036 •	4	2
2.168% due 07/25/2036 •	1,817	1,031

Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •	47	47

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
2.258% due 03/25/2036 •		$765	$575
2.618% due 01/25/2036 •		74	74

Merrill Lynch Mortgage Investors Trust
2.128% due 08/25/2037 •		621	400
2.278% due 04/25/2037 •		857	530
2.328% due 08/25/2036 •		93	93

Morgan Stanley ABS Capital, Inc. Trust
2.108% due 01/25/2037 •		625	383
2.158% due 10/25/2036 •		700	447
2.158% due 11/25/2036 •		250	161
2.168% due 11/25/2036 •		1,376	964
2.238% due 11/25/2036 •		250	163
2.248% due 10/25/2036 •		933	618
2.663% due 09/25/2035 •		324	325

New Century Home Equity Loan Trust
2.528% due 09/25/2035 •		492	494

RAAC Trust
2.498% due 03/25/2037 •		151	152

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 þ		494	279

Residential Asset Mortgage Products Trust
2.178% due 12/25/2036 •		26	26
2.948% due 05/25/2035 •		638	641

Residential Asset Securities Corp. Trust
2.358% due 11/25/2035 •		337	336

Securitized Asset-Backed Receivables LLC Trust
2.993% due 03/25/2035 •		170	170

Specialty Underwriting & Residential Finance Trust
3.979% due 02/25/2037 ^þ		616	340

Structured Asset Investment Loan Trust
2.738% due 02/25/2035 •		392	393

Structured Asset Securities Corp. Mortgage Loan Trust
2.358% due 02/25/2036 •		483	484
2.693% due 11/25/2035 •		685	687

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,100	1,126

Washington Mutual Asset-Backed Certificates Trust
2.258% due 05/25/2036 •		1,239	1,061

			30,097

CORPORATE BONDS & NOTES 14.5%

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		400	406

Ally Financial, Inc.
3.750% due 11/18/2019		200	200
4.125% due 03/30/2020		300	303

American Honda Finance Corp.
2.637% (US0003M + 0.350%) due 11/05/2021 ~		200	200

American Tower Corp.
1.950% due 05/22/2026	EUR	300	357
3.800% due 08/15/2029		$700	749

Amgen, Inc.
3.625% due 05/15/2022		900	931

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		400	449

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,100	1,302
2.888% (US0003M + 0.750%) due 06/01/2021 ~		$1,300	1,307

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		100	105
4.350% due 04/20/2028		600	640

Bank of America Corp.
5.875% due 03/15/2028 •(g)		600	650

BAT Capital Corp.
2.765% due 08/14/2020 •		300	301

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~		200	200
3.129% (US0003M + 1.010%) due 12/15/2023 ~		600	601

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 12/15/2025		$800	$855
4.375% due 12/15/2028		800	865

Broadcom, Inc.
3.125% due 04/15/2021		500	505

Campbell Soup Co.
3.300% due 03/15/2021		400	406
3.650% due 03/15/2023		300	312

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	208

Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,130
4.464% due 07/23/2022		1,400	1,474
5.125% due 07/01/2049		300	321

Citigroup, Inc.
2.876% due 07/24/2023 •		100	101
3.142% due 01/24/2023 •		100	102

Consolidated Edison Co. of New York, Inc.
2.506% (US0003M + 0.400%) due 06/25/2021 ~		200	201

Continental Resources, Inc.
4.375% due 01/15/2028		200	207

CVS Pass-Through Trust
7.507% due 01/10/2032		1,315	1,625

Daimler Finance North America LLC
2.611% (US0003M + 0.430%) due 02/12/2021 ~		800	799

Dell International LLC
4.420% due 06/15/2021		200	206

Discover Bank
3.350% due 02/06/2023		300	309

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		600	603

EMC Corp.
2.650% due 06/01/2020		400	400

EMD Finance LLC
2.400% due 03/19/2020		300	300

Emera U.S. Finance LP
2.700% due 06/15/2021		300	302

EQM Midstream Partners LP
4.125% due 12/01/2026		1,100	1,024

EQT Corp.
2.500% due 10/01/2020		200	200
2.869% (US0003M + 0.770%) due 10/01/2020 ~		600	599
3.000% due 10/01/2022		500	481

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		200	200

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	219
0.750% due 05/21/2023		300	334
1.700% due 06/30/2022	GBP	200	250

Fiserv, Inc.
3.200% due 07/01/2026		$1,000	1,037

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	200	214
0.000% due 12/07/2022 •		100	105
0.030% due 05/14/2021 •		300	325
2.597% due 11/04/2019		$600	600
3.374% (US0003M + 1.270%) due 03/28/2022 ~		500	493

General Mills, Inc.
2.862% (US0003M + 0.540%) due 04/16/2021 ~		100	100

General Motors Financial Co., Inc.
3.161% (US0003M + 0.850%) due 04/09/2021 ~		100	100
3.550% due 07/08/2022		700	715

Goldman Sachs Group, Inc.
2.908% due 06/05/2023 •		200	203
4.223% due 05/01/2029 •		1,200	1,310

Harley-Davidson Financial Services, Inc.
3.078% (US0003M + 0.940%) due 03/02/2021 ~		400	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntsman International LLC
5.125% due 11/15/2022	$400	$427

Kilroy Realty LP
3.450% due 12/15/2024	100	104

Kimco Realty Corp.
3.300% due 02/01/2025	500	516

Komatsu Finance America, Inc.
2.437% due 09/11/2022	500	501

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	700	699
4.875% due 02/15/2025	547	563

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	500	500

Mid-America Apartments LP
4.200% due 06/15/2028	500	552

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	700	701

Mylan, Inc.
4.200% due 11/29/2023	500	524

Navient Corp.
8.000% due 03/25/2020	2,000	2,045

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021	900	906

Nissan Motor Acceptance Corp.
2.794% due 09/28/2022 •	1,000	999

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	1,200	1,268

Rio Oil Finance Trust
9.250% due 07/06/2024	1,043	1,169

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	200	200

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	200	208

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	600	604
4.738% due 09/20/2029	200	213

Tagua Leasing LLC
1.581% due 11/16/2024	3,285	3,255

UIL Holdings Corp.
4.625% due 10/01/2020	1,900	1,938

United Technologies Corp.
3.350% due 08/16/2021	200	205

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	1,300	1,321
4.329% due 09/21/2028	397	451

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~	700	702
3.121% (US0003M + 0.940%) due 11/12/2021 ~	800	805
3.875% due 11/13/2020	500	508

Wells Fargo & Co.
2.625% due 07/22/2022	300	303
3.393% (US0003M + 1.110%) due 01/24/2023 ~	1,300	1,315

WRKCo, Inc.
3.750% due 03/15/2025	200	211

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,626	1,658

		54,212

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	393	391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	$2,500	$163

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

Adjustable Rate Mortgage Trust
3.994% due 01/25/2035 ~	37	38
5.644% due 11/25/2037 ^~	380	338

Banc of America Funding Trust
2.228% due 04/25/2037 ^•	92	78
2.254% due 04/20/2047 ^•	117	108
4.808% due 05/25/2035 ~	130	134
6.000% due 07/25/2037 ^	255	246

Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	117	115

BCAP LLC Trust
2.228% due 05/25/2047 •	357	334

Bear Stearns Adjustable Rate Mortgage Trust
4.132% due 08/25/2035 ~	28	25
4.590% due 04/25/2034 ~	131	133
4.619% due 02/25/2034 ~	10	11
4.910% due 02/25/2036 •	48	47

Bear Stearns ALT-A Trust
4.113% due 09/25/2035 ^~	360	248
4.201% due 09/25/2035 ^~	65	54
4.496% due 05/25/2035 ~	129	132

Chase Mortgage Finance Trust
3.771% due 07/25/2037 ~	46	42
4.027% due 03/25/2037 ^~	266	265

Citigroup Mortgage Loan Trust
4.583% due 04/25/2037 ^~	224	202

Citigroup Mortgage Loan Trust, Inc.
4.388% due 05/25/2035 ~	64	65

Countrywide Alternative Loan Trust
2.254% due 07/20/2046 ^•	123	102
3.942% due 06/25/2037 ~	346	303
5.500% due 10/25/2035 ^	31	19
5.500% due 02/25/2036 ^	54	47
6.000% due 01/25/2037 ^	462	462
6.000% due 02/25/2037 ^	672	422
6.000% due 05/25/2037 ^	531	375
6.250% due 12/25/2036 ^•	530	379
6.500% due 08/25/2037 ^	367	265
8.000% due 10/25/2036 ^	35	34

Countrywide Home Loan Mortgage Pass-Through Trust
2.768% due 03/25/2035 •	534	468
6.000% due 02/25/2037 ^	198	174
6.250% due 09/25/2036 ^	321	236

Countrywide Home Loan Reperforming REMIC Trust
2.358% due 06/25/2035 •	199	192

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	340	341

GreenPoint Mortgage Funding Trust
2.178% due 02/25/2037 ^•	32	32

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.775% due 10/25/2033 ~	14	14

GSR Mortgage Loan Trust
4.569% due 05/25/2037 ^~	20	18

HarborView Mortgage Loan Trust
4.493% due 07/19/2035 ^~	11	10
4.974% due 02/25/2036 ^~	37	24

Impac Secured Assets CMN Owner Trust
4.706% due 07/25/2035 ~	84	76

Impac Secured Assets Trust
2.188% due 01/25/2037 •	66	66

IndyMac Mortgage Loan Trust
2.498% due 07/25/2035 •	11	11
4.089% due 06/25/2036 ~	260	246
4.245% due 12/25/2034 ~	5	5

JPMorgan Alternative Loan Trust
3.844% due 12/25/2036 ~	52	51
4.173% due 05/25/2037 ^~	397	365

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
4.127% due 10/25/2035 ^~	$332	$308
4.683% due 02/25/2035 ~	7	7

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	221	227

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •	36	35
4.324% due 03/25/2036 ^~	116	84

Morgan Stanley Mortgage Loan Trust
2.918% due 02/25/2036 ^•	48	45
3.996% due 05/25/2036 ^~	207	162
4.515% due 09/25/2035 ^~	169	108

Prime Mortgage Trust
2.518% due 02/25/2035 •	283	271
6.000% due 06/25/2036 ^	134	125

Residential Accredit Loans, Inc. Trust
2.118% due 05/25/2037 •	517	487
2.148% due 02/25/2037 •	303	297
2.158% due 01/25/2037 •	673	657
2.188% due 12/25/2036 •	310	273
2.208% due 07/25/2036 •	419	398
2.418% due 11/25/2036 ^•	316	239
5.000% due 09/25/2036 ^	83	78

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	35	33

Structured Adjustable Rate Mortgage Loan Trust
2.338% due 10/25/2035 •	123	120
4.032% due 04/25/2036 ^~	196	165

Structured Asset Mortgage Investments Trust
2.218% due 05/25/2036 •	428	416
2.228% due 05/25/2036 •	44	42

Structured Asset Securities Corp.
2.298% due 01/25/2036 •	191	177

Structured Asset Securities Corp. Mortgage Loan Trust
2.308% due 10/25/2036 •	442	392

SunTrust Adjustable Rate Mortgage Loan Trust
4.758% due 02/25/2037 ^~	296	287

Thornburg Mortgage Securities Trust
2.758% due 09/25/2044 •	41	41

WaMu Mortgage Pass-Through Certificates Trust
2.298% due 11/25/2045 •	111	109
2.798% due 10/25/2044 •	102	102
3.719% due 12/25/2036 ^~	348	336
3.724% due 10/25/2036 ^~	613	572
3.846% due 08/25/2042 •	8	8

Washington Mutual Mortgage Pass-Through Certificates Trust
2.178% due 02/25/2037 ^•	665	536
5.500% due 11/25/2035 ^	111	111
6.500% due 08/25/2035 ^	116	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.984% due 01/25/2035 ~		$16	$16

			14,727

U.S. GOVERNMENT AGENCIES 34.0%

Fannie Mae
2.418% due 06/25/2036 •		55	56
2.850% due 06/01/2022		544	543
3.000% due 01/01/2022		450	459

Fannie Mae UMBS
3.000% due 02/01/2027 - 09/01/2042		72	73
3.500% due 01/01/2026 - 10/01/2040		15	15
4.000% due 01/01/2037 - 10/01/2041		62	64
4.500% due 05/01/2023 - 03/01/2044		448	481
5.000% due 08/01/2033 - 10/01/2041		218	236
5.500% due 04/01/2033 - 02/01/2041		188	211
6.000% due 06/01/2026 - 06/01/2040		579	647

Fannie Mae UMBS, TBA
3.000% due 11/01/2049		11,300	11,466
3.500% due 11/01/2049		61,500	63,113
4.000% due 10/01/2049 - 11/01/2049		42,300	43,909
4.500% due 11/01/2049		2,000	2,108

Freddie Mac
2.169% due 01/15/2038 ~(a)		765	53
2.580% due 01/15/2038		765	759

Freddie Mac, TBA
3.000% due 10/01/2049		3,000	3,048

			127,241

U.S. TREASURY OBLIGATIONS 10.5%

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028 (j)		7,697	7,888
0.625% due 04/15/2023 (j)		2,376	2,397
0.625% due 01/15/2026		1,026	1,053
1.000% due 02/15/2048 (n)		936	1,053
1.375% due 02/15/2044 (n)		550	661
2.500% due 01/15/2029 (j)(l)		12,726	15,400
3.875% due 04/15/2029 (l)		624	839

U.S. Treasury Notes
2.625% due 06/15/2021		200	203
2.875% due 04/30/2025 (j)(n)		9,000	9,617

			39,111

Total United States (Cost $256,046)			265,942

SHORT-TERM INSTRUMENTS 3.1%

COMMERCIAL PAPER 0.3%

Hannover Funding Co. LLC
0.010% due 02/12/2020	EUR	900	982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (i) 0.9%
			$3,318

ARGENTINA TREASURY BILLS 0.0%
46.183% due 02/26/2020 - 05/13/2020 (d)(e)	ARS	1,590	16

JAPAN TREASURY BILLS 0.9%
(0.142)% due 10/21/2019 (d)(e)	JPY	380,000	3,515

SOUTH AFRICA TREASURY BILLS 1.0%
7.264% due 01/22/2020 - 03/11/2020 (d)(e)	ZAR	57,200	3,691

Total Short-Term Instruments (Cost $11,796)			11,522

Total Investments in Securities (Cost $545,826)			553,999

		SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short Asset Portfolio		21,099	210

PIMCO Short-Term Floating NAV Portfolio III		281,220	2,782

Total Short-Term Instruments (Cost $2,993)			2,992

Total Investments in Affiliates (Cost $2,993)			2,992

Total Investments 148.8% (Cost $548,819)			$556,991

Financial Derivative Instruments (k)(m) 0.2% (Cost or Premiums, net $(421))			771

Other Assets and Liabilities, net (49.0)%			(183,462)

Net Assets 100.0%			$374,300

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.600)%	07/03/2019	07/02/2021	EUR	2,214	Spain Government International Bond 1.450% due 10/31/2027	$(2,709)	$2,413	$2,409
FICC	1.500	09/30/2019	10/01/2019		$905	U.S. Treasury Notes 2.250% due 03/31/2021	(927)	905	905

Total Repurchase Agreements							$(3,636)	$3,318	$3,314

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.330%	07/24/2019	10/22/2019		$(1,700)	$(1,708)
BPS	(0.380)	07/18/2019	10/17/2019	EUR	(6,170)	(6,720)
	(0.350)	07/18/2019	10/17/2019		(16,227)	(17,673)
	0.840	08/09/2019	11/08/2019	GBP	(4,687)	(5,769)
BSN	2.290	08/01/2019	10/02/2019		$(417)	(419)
	2.310	08/02/2019	10/03/2019		(4,888)	(4,906)
CIB	2.330	09/17/2019	10/08/2019		(6,204)	(6,210)
GRE	2.250	09/11/2019	10/02/2019		(1,455)	(1,457)
	2.270	08/15/2019	10/15/2019		(6,305)	(6,324)

Total Reverse Repurchase Agreements						$(51,186)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
BPS	(0.100)%	09/24/2019	10/15/2019	JPY	(524,613)	$(4,856)
	(0.090)	09/24/2019	10/15/2019		(126,475)	(1,171)
TDM	2.360	09/23/2019	10/07/2019		$(1,707)	(1,708)
UBS	2.260	08/16/2019	10/08/2019		(4,475)	(4,488)

Total Sale-Buyback Transactions						$(12,223)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Canada (1.2)%
Sovereign Issues (1.2)%
Canada Government Bond	2.750%	12/01/2048	CAD 4,700	$(4,631)	$(4,606)

Spain (0.7)%
Sovereign Issues (0.7)%
Spain Government International Bond	1.450	10/31/2027	EUR 2,200	(2,528)	(2,713)

Total Short Sales (1.9)%				$(7,159)	$(7,319)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(1,708)	$0	$0	$(1,708)	$1,710	$2
BPS	2,409	(30,162)	0	0	(27,753)	27,801	48
BSN	0	(5,325)	0	0	(5,325)	5,320	(5)
CIB	0	(6,210)	0	0	(6,210)	6,230	20

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
FICC	$905	$0	$0	$0	$905	$(927)	$(22)
GRE	0	(7,781)	0	0	(7,781)	7,664	(117)
IND	0	0	0	0	0	(87)	(87)

Master Securities Forward Transaction Agreement
BPS	0	0	(6,027)	0	(6,027)	6,031	4
RYL	0	0	0	(2,713)	(2,713)	0	(2,713)
TDM	0	0	(1,708)	(4,606)	(6,314)	1,706	(4,608)
UBS	0	0	(4,488)	0	(4,488)	4,401	(87)

Total Borrowings and Other Financing Transactions	$3,314	$(51,186)	$(12,223)	$(7,319)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(24,393)	$(5,769)	$0	$(30,162)
U.S. Treasury Obligations	0	(21,024)	0	0	(21,024)

Total	$0	$(45,417)	$(5,769)	$0	$(51,186)

Sale-Buyback Transactions
Sovereign Issues	0	(6,027)	0	0	(6,027)
U.S. Treasury Obligations	0	(6,196)	0	0	(6,196)

Total	$0	$(12,223)	$0	$0	$(12,223)

Total Borrowings	$0	$(57,640)	$(5,769)	$0	$(63,409)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(63,409)

(j)	Securities with an aggregate market value of $63,980 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(57,502) at a weighted average interest rate of 1.212%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(4)	Payable for short sales includes $77 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$109.250	11/22/2019	400	$400	$3	$1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	184	184	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	135.000	11/22/2019	56	56	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	9	9	0	0

Total Purchased Options					$6	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$117.000	10/25/2019	78	$78	$(17)	$(1)
Call - CBOT U.S. Treasury 5-Year Note November 2019 Futures	119.000	10/25/2019	78	78	(19)	(39)

Total Written Options					$(36)	$(40)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	124	$	9,683	$40	$0	$(10)
Australia Government 10-Year Bond December Futures	12/2019	45		4,475	7	2	(25)
Call Options Strike @ EUR 114.100 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	160		1	0	0	0
Call Options Strike @ EUR 114.900 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	93		1	0	0	0
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	218		1	0	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	69		1	0	0	0
Call Options Strike @ EUR 200.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	26		0	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	55		1	0	0	0
Euro-Bobl December Futures	12/2019	49		7,245	(54)	5	0
Euro-BTP Italy Government Bond December Futures	12/2019	150		18,424	(8)	13	0
Euro-Buxl 30-Year Bond December Futures	12/2019	5		1,185	(35)	0	(10)
Japan Government 10-Year Bond December Futures	12/2019	1		1,434	0	0	(2)
Put Options Strike @ EUR 128.500 on Euro-Bobl December 2019 Futures(1)	11/2019	88		0	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2019	248		29,549	(151)	0	(12)
U.S. Treasury 10-Year Note December Futures	12/2019	62		8,079	19	3	(1)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	65		12,474	(214)	4	0

					$(396)	$27	$(60)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
Call Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	25	$	(2)	$11	$0	$0
Call Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	26		(1)	9	0	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	7		(15)	(4)	1	0
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	20		(18)	0	1	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	41		(5)	31	1	0
Canada Government 10-Year Bond December Futures	12/2019	53		(5,705)	0	15	(2)
Euro-BTP Italy Government Bond December Futures	12/2019	2		(318)	(4)	0	0
Euro-Bund 10-Year Bond December Futures	12/2019	120		(22,791)	(88)	16	(6)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	53		(9,838)	85	8	(1)
Euro-Schatz December Futures	12/2019	471		(57,666)	120	0	(18)
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	88		(3)	5	1	0
Put Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	25		(25)	(12)	3	0
Put Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	26		(25)	(13)	3	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	82		(4)	21	1	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	7		(5)	5	0	0
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	20		(34)	6	1	(1)
United Kingdom Long Gilt December Futures	12/2019	12		(1,981)	(29)	0	(5)

					$143	$51	$(33)

Total Futures Contracts					$(253)	$78	$(93)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.076%	EUR	600	$(17)	$9	$(8)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.113		200	(4)	2	(2)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.092		$2,000	(59)	36	(23)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.129	EUR	500	(8)	2	(6)	0	0

							$(88)	$49	$(39)	$0	$0

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.306%	$	2,200	$51	$(2)	$49	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.158	EUR	200	3	0	3	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		200	1	(1)	0	0	0
Marks & Spencer PLC	1.000	Quarterly	06/20/2023	1.502		200	(6)	2	(4)	0	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.389	$	300	5	0	5	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.431	EUR	1,400	(29)	93	64	0	0

							$25	$92	$117	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	9,100	$25	$0	$25	$0	$(6)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		1,300	7	1	8	0	(1)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	9,700	(28)	(35)	(63)	0	(7)

						$4	$(34)	$(30)	$0	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	800	$(40)	$3	$(37)	$1	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		100	(5)	0	(5)	0	0
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	800	119	(5)	114	0	0

						$74	$(2)	$72	$1	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	18,200	$0	$6	$6	$0	$(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		84,600	(1)	16	15	3	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		26,900	0	6	6	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		5,700	0	7	7	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		21,600	1	26	27	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023		8,600	0	2	2	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		14,800	0	3	3	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		3,700	0	2	2	0	(1)

						$0	$68	$68	$3	$(7)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.823%	Annual	10/30/2019	$	243,700	$0	$(13)	$(13)	$1	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.852	Annual	10/30/2019		244,000	0	(5)	(5)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		900	0	(71)	(71)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,000	0	(80)	(80)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,000	0	(80)	(80)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		2,100	0	(170)	(170)	1	0
Receive	1-Year BRL-CDI	7.345	Maturity	07/01/2021	BRL	27,200	1	(235)	(234)	1	0
Pay	1-Year BRL-CDI	6.745	Maturity	01/02/2025		12,400	(3)	31	28	0	(3)
Pay(7)	3-Month CAD Bank Bill	1.900	Semi-Annual	12/18/2029	CAD	1,500	32	(16)	16	0	(3)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		7,000	151	218	369	0	(10)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.750%	Semi-Annual	12/18/2048	CAD	3,300	$(12)	$528	$516	$0	$(3)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		1,600	0	197	197	0	(1)
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	14,660	13	50	63	1	0
Pay	3-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	3,900	(4)	36	32	0	0
Pay	3-Month PLN-WIBOR	3.000	Annual	09/19/2028		400	0	11	11	0	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	41,100	94	21	115	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	31,900	(104)	(40)	(144)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		21,400	419	(479)	(60)	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		9,000	46	(215)	(169)	1	0
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		16,600	(231)	(76)	(307)	4	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,600	0	15	15	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		6,800	(356)	(158)	(514)	1	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	0	13	13	0	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,550	0	21	21	0	0
Receive(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		3,800	9	(13)	(4)	1	0
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		4,100	(222)	21	(201)	1	0
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		10,800	0	(942)	(942)	4	0
Receive	3-Month USD-LIBOR	2.986	Semi-Annual	05/31/2025		7,700	0	(682)	(682)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		13,700	853	(1,723)	(870)	9	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		1,000	(6)	0	(6)	0	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		8,800	(161)	112	(49)	2	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		6,300	(30)	(229)	(259)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		900	(2)	(114)	(116)	0	(1)
Pay(7)	3-Month USD-LIBOR	1.678	Semi-Annual	08/21/2050		350	0	(3)	(3)	1	0
Pay(7)	3-Month USD-LIBOR	1.653	Semi-Annual	08/25/2051		450	0	(7)	(7)	1	0
Pay(7)	3-Month USD-LIBOR	1.635	Semi-Annual	08/31/2051		550	0	(10)	(10)	1	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2022	ZAR	7,300	5	12	17	0	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023		13,300	4	8	12	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021	EUR	26,100	(218)	(52)	(270)	0	(8)
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		14,800	89	240	329	5	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		12,400	(117)	41	(76)	2	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		15,200	498	574	1,072	0	(18)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		10,400	(95)	57	(38)	0	(13)
Pay(7)	6-Month EUR-EURIBOR	1.000	Annual	12/18/2049		500	51	76	127	0	(7)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		1,900	(106)	119	13	0	(25)
Pay(7)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	400	1	3	4	0	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022		4,600	(5)	23	18	11	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		4,000	16	85	101	19	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		1,300	(40)	(17)	(57)	0	(6)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		400	10	(17)	(7)	1	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	2,050,000	(189)	(294)	(483)	40	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		261,762	(5)	117	112	0	(11)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		150,000	15	(109)	(94)	9	0
Pay	28-Day MXN-TIIE	7.498	Lunar	06/19/2037	MXN	34,200	0	76	76	0	(5)

							$401	$(3,145)	$(2,744)	$124	$(116)

Total Swap Agreements							$416	$(2,972)	$(2,556)	$128	$(137)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$78	$128	$207	$(40)	$(93)	$(137)	$(270)

(l)

Securities with an aggregate market value of $2,784 and cash of $2,931 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	AUD	2,174		$1,473	$6	$0
	10/2019	BRL	4,060		977	0	0
	10/2019		$984	BRL	4,060	1	(8)
	10/2019		18,035	DKK	121,860	0	(245)
	10/2019		21,759	GBP	17,659	0	(46)
	10/2019		209	RUB	13,605	0	0
	10/2019		3,441	ZAR	48,654	0	(230)
	11/2019	GBP	17,659		$21,788	47	0
	12/2019		$2	INR	144	0	0
	12/2019		632	KZT	249,679	0	(1)
	01/2020	DKK	105,480		$15,644	125	0
	01/2020	ZAR	25,700		1,803	130	0
	03/2020	RON	1,246	EUR	251	0	(8)
	03/2020	ZAR	4,117		$273	6	0

BPS	10/2019	CAD	1,486		1,122	1	0
	10/2019	EUR	5,741		6,375	118	0
	10/2019	GBP	920		1,134	2	0
	10/2019	INR	104,551		1,486	10	0
	10/2019	JPY	31,800		300	6	0
	10/2019	KRW	2,229,503		1,873	13	0
	10/2019	PEN	1,890		562	1	0
	10/2019	SEK	7,249		737	1	0
	10/2019		$747	AUD	1,107	1	0
	10/2019		1,169	CAD	1,552	2	0
	10/2019		380	CHF	376	0	(4)
	10/2019		527	CZK	12,220	0	(10)
	10/2019		1,936	EUR	1,763	0	(15)
	10/2019		373	GBP	309	7	0
	10/2019		337	INR	24,004	2	0
	10/2019		743	JPY	80,261	0	0
	10/2019		4,766	MXN	93,403	0	(50)
	10/2019		2	NOK	21	0	0
	10/2019		943	NZD	1,464	0	(26)
	10/2019		1,236	SEK	12,030	0	(13)
	10/2019		1,955	TWD	60,711	2	0
	10/2019	ZAR	26,535		$1,798	58	(11)
	11/2019	SEK	4,726		486	5	0
	12/2019	TWD	38,089		1,225	0	(10)
	12/2019		$30	HKD	235	0	0
	12/2019		135	IDR	1,949,278	1	0
	12/2019		411	INR	29,543	3	0
	01/2020	BRL	17,100		$4,206	113	0
	03/2020	RON	1,086	EUR	219	0	(7)
	05/2020		$3,573	INR	262,508	44	0
	09/2020	HKD	1,760		$224	0	(1)

BRC	10/2019	MXN	93,403		4,740	24	0
	11/2019		$614	TWD	19,034	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2019	HKD	2,718		$348	$0	$0
	12/2019		$1,316	CLP	933,615	0	(34)
	01/2020		4,670	MXN	93,403	0	(23)
	04/2020	INR	264,095		$3,640	0	(1)

BSS	01/2020	BRL	16,700		4,213	216	0

CBK	10/2019		77		19	0	0
	10/2019	CAD	1,468		1,116	8	0
	10/2019	CHF	529		535	5	0
	10/2019	DKK	122,182		18,726	889	0
	10/2019	EUR	2,851		3,144	35	0
	10/2019	GBP	20,323		24,801	0	(187)
	10/2019	JPY	239,417		2,240	26	0
	10/2019	MXN	99,256		4,926	0	(92)
	10/2019	NOK	3,351		370	1	0
	10/2019	SEK	14,668		1,521	31	0
	10/2019		$19	BRL	77	0	0
	10/2019		151	CAD	200	0	0
	10/2019		564	EUR	515	0	(3)
	10/2019		2,202	GBP	1,764	0	(33)
	10/2019		8	JPY	871	0	0
	10/2019		1,876	KRW	2,237,846	0	(8)
	10/2019		5,059	MXN	99,256	0	(41)
	10/2019		374	NOK	3,405	0	0
	10/2019		873	NZD	1,382	0	(8)
	10/2019		564	PEN	1,890	0	(4)
	10/2019		945	RON	4,053	0	(15)
	11/2019	COP	1,973,876		$583	17	0
	11/2019	PEN	7,585		2,238	9	(16)
	11/2019		$2,122	MXN	42,468	13	0
	11/2019		836	VND	19,472,625	3	0
	12/2019	HKD	5,063		$647	1	0
	12/2019	KRW	2,237,846		1,879	9	0
	12/2019	PEN	3,719		1,104	4	0
	12/2019		$786	PHP	40,962	2	0
	01/2020		4,404	BRL	16,800	0	(383)
	03/2020	RON	1,094	EUR	220	0	(7)
	03/2020	ZAR	21,231		$1,363	0	(11)

DUB	10/2019	TWD	60,711		1,967	10	0
	11/2019		$383	TWD	11,946	3	0
	12/2019		1,979		60,711	0	(11)
	03/2020	CNH	3,397		$471	0	(2)
	03/2020		$1,845	CNH	13,184	0	(6)

FBF	11/2019		346	TWD	10,802	3	0

GLM	10/2019	AUD	1,563		$1,069	14	0
	10/2019	BRL	2,795		671	0	(2)
	10/2019	CAD	255		192	0	0
	10/2019	EUR	1,130		1,250	19	0
	10/2019	JPY	380,449		3,561	38	0
	10/2019	KRW	1,192		1	0	0
	10/2019	NZD	3,494		2,218	30	0
	10/2019		$671	BRL	2,795	2	0
	10/2019		2,224	CAD	2,945	0	(1)
	10/2019		3,391	COP	10,851,846	0	(274)
	10/2019		186	EUR	168	0	(3)
	10/2019		1,555	GBP	1,247	0	(22)
	10/2019		3	INR	214	0	0
	10/2019		1,127	NZD	1,783	0	(10)
	10/2019		149	RUB	9,648	0	0
	10/2019	ZAR	13,660		$912	11	0
	11/2019	MYR	3,000		728	12	0
	11/2019		$3,385	RUB	223,116	36	0
	12/2019	INR	33,734		$463	0	(10)
	12/2019		$735	MYR	3,079	0	(1)
	12/2019		2,590	THB	79,255	5	0
	01/2020		4,458	BRL	17,000	0	(389)
	01/2020		333	DKK	2,255	0	(1)
	03/2020	EUR	66	RON	319	1	0

HUS	10/2019	AUD	571		$393	7	0
	10/2019	CAD	5,807		4,368	0	(16)

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	CZK	12,195		$520	$5	$0
	10/2019	INR	130,738		1,798	0	(48)
	10/2019	NZD	1,225		788	21	0
	10/2019		$1,725	AUD	2,554	0	(1)
	10/2019		3,632	CAD	4,814	2	0
	10/2019		1,116	CHF	1,106	0	(8)
	10/2019		2,916	INR	211,071	64	0
	10/2019		1,112	NZD	1,769	0	(5)
	10/2019		927	RON	3,955	0	(19)
	11/2019	CAD	4,814		$3,634	0	(2)
	11/2019	TWD	32,090		1,025	0	(12)
	11/2019		$603	TWD	18,799	5	0
	12/2019	HKD	14,262		$1,824	3	0
	12/2019	IDR	6,748,724		475	4	0
	12/2019	KRW	73,096		61	0	0
	12/2019		$1,571	HKD	12,312	2	(1)
	12/2019		74	IDR	1,042,142	0	(1)
	12/2019		945	INR	67,621	4	0
	12/2019		2,856	KRW	3,452,015	29	0
	01/2020		520	CZK	12,167	0	(5)
	03/2020	CNH	9,751		$1,352	0	(8)
	04/2020		$3,599	INR	264,095	43	0

IND	10/2019	COP	10,851,846		$3,121	4	0
	12/2019		$371	HKD	2,896	0	(1)
	01/2020		3,107	COP	10,851,846	0	(4)

JPM	10/2019	AUD	438		$299	3	0
	10/2019	GBP	1,265		1,541	0	(15)
	10/2019	PEN	1,694		513	11	0
	10/2019	RON	6,107	EUR	1,276	0	(9)
	10/2019		$378	SEK	3,648	0	(7)
	10/2019		1,017	ZAR	14,834	0	(39)
	10/2019	ZAR	15,194		$1,080	78	0
	12/2019		$1,289	HKD	10,072	0	(3)
	12/2019		323	IDR	4,552,685	0	(5)
	12/2019		473	ILS	1,657	6	0
	01/2020		1,805	MXN	36,284	2	0
	02/2020		531	HUF	156,962	0	(16)
	05/2020	INR	131,141		$1,820	13	0

MYI	10/2019	AUD	862		582	0	0
	10/2019	BRL	3,835		921	0	(2)
	10/2019	NZD	2,873		1,822	23	0
	10/2019		$919	BRL	3,835	4	0
	10/2019		1,483	JPY	158,648	0	(16)
	10/2019		889	MXN	17,332	0	(12)
	10/2019		910	ZAR	14,051	17	0
	11/2019	MYR	2,000		$486	9	0
	11/2019		$572	MYR	2,400	1	0
	12/2019	HKD	3,174		$406	0	0
	12/2019	SGD	3,982		2,870	0	(14)
	12/2019	TWD	18,661		607	2	0
	12/2019		$635	HKD	4,960	0	(2)
	12/2019		8,728	INR	634,540	170	0
	03/2020	RON	1,096	EUR	221	0	(7)
	06/2021		$32		25	0	(4)

NGF	12/2019	TWD	41,077		$1,344	12	0

RYL	10/2019	RON	515		123	5	0
	11/2019	MXN	42,468		2,093	0	(43)
	03/2020	CNH	55,646		7,717	0	(46)

SCX	10/2019	BRL	1,405		337	0	(1)
	10/2019	CAD	998		753	0	(1)
	10/2019	EUR	37,824		41,967	741	0
	10/2019	KRW	7,151		6	0	0
	10/2019	NOK	10,052		1,127	22	0
	10/2019	SEK	4,726		489	9	0
	10/2019		$1,484	AUD	2,194	3	(6)
	10/2019		340	BRL	1,405	0	(1)
	10/2019		5	CAD	6	0	0
	10/2019		9	GBP	7	0	0
	10/2019		1,116	NOK	9,977	0	(19)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019		$1,112	NZD	1,761	$0	$(9)
	10/2019		274	RUB	17,818	0	0
	10/2019		13	SEK	130	0	0
	11/2019	BRL	1,405		$339	1	0
	11/2019		$98	TWD	3,053	1	0
	12/2019	INR	13,016		$179	0	(4)
	12/2019		$645	HKD	5,043	0	(2)
	12/2019		1	IDR	14,098	0	0
	02/2020		3,889	PLN	15,246	0	(80)
	02/2020	ZAR	2,990		$192	0	(2)
	09/2020	HKD	17,808		2,266	0	(8)

SOG	12/2019		$2,354	RUB	159,235	78	0
	03/2020	ZAR	2,059		$136	3	0

SSB	12/2019		$56	IDR	789,072	0	(1)
	03/2020		1,125	CNY	8,071	2	0
	05/2020	INR	131,367		$1,827	17	0

TOR	10/2019		$46,725	EUR	42,730	0	(152)
	11/2019	EUR	42,730		$46,839	150	0

UAG	10/2019	CHF	1,104		1,117	11	0
	10/2019	EUR	681		749	6	0
	10/2019	JPY	876,225		8,305	202	0
	10/2019		$2,245	EUR	2,027	0	(36)
	10/2019		377	GBP	305	0	(2)
	10/2019		8,437	JPY	908,025	0	(39)
	10/2019		241	RUB	15,554	0	(2)
	10/2019		1,478	SEK	14,475	0	(7)
	11/2019	JPY	908,025		$8,456	40	0
	11/2019	MYR	5,000		1,214	21	0
	12/2019	CNY	5,347		749	0	0
	12/2019	INR	20,376		280	0	(6)
	03/2020	EUR	864	RON	4,204	9	0

Total Forward Foreign Currency Contracts						$4,048	$(3,032)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC EUR versus USD		$1.180	10/15/2019	8,000	$1	$0

GLM	Put - OTC USD versus BRL	BRL	4.015	12/12/2019	1,857	32	15

HUS	Call - OTC USD versus INR	INR	82.000	10/16/2019	6,300	45	0

						$78	$15

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779%	08/19/2020	1,400	$73	$74

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,300	96	108

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147	06/29/2020	347,000	4	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,100	82	88

							$255	$273

Total Purchased Options							$333	$288

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400%	12/18/2019	700	$0	$0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	700	(1)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	900	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	900	(1)	(1)

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475%	12/18/2019	600	$0	$0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	600	(1)	0

						$(4)	$(3)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus BRL	BRL	3.880	12/12/2019	1,857	$(12)	$(5)
	Call - OTC USD versus BRL		4.280	12/12/2019	1,857	(21)	(26)

HUS	Put - OTC USD versus CNH	CNH	7.050	10/22/2019	1,900	(7)	(3)
	Call - OTC USD versus CNH		7.180	10/22/2019	1,900	(6)	(8)

						$(46)	$(42)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	9,800	$(86)	$0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	11,800	(89)	0

						$(175)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	12/13/2019	200	$(6)	$(4)

CBK	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.050	12/05/2019	650	(17)	(13)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	11,600	(73)	(81)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	900	(20)	(17)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	10,800	(96)	(118)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.335	10/23/2019	4,000	(6)	(5)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.498	10/23/2019	3,800	(17)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.498	10/23/2019	3,800	(18)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.660	10/23/2019	4,000	(8)	(4)

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	695,000	(2)	(2)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	9,200	(82)	(94)

							$(345)	$(368)

Total Written Options							$(570)	$(413)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.104%	200	$(7)	$2	$0	$(5)

BPS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	1,500	(37)	(5)	0	(42)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310	700	(13)	(5)	0	(18)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	700	(24)	7	0	(17)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	1,800	(45)	(6)	0	(51)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	1,200	(42)	13	0	(29)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310	1,300	(25)	(8)	0	(33)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	1,700	(59)	17	0	(42)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	700	(18)	(2)	0	(20)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	900	(22)	(3)	0	(25)

							$(292)	$10	$0	$(282)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Colombia Government International Bond	1.000%	Quarterly	12/20/2021	0.406%		$100	$(4)	$5	$1	$0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		100	(2)	0	0	(2)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		300	(3)	5	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937		800	3	0	3	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390		2,900	(93)	133	40	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		100	(5)	3	0	(2)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710		1,400	(21)	38	17	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390		1,700	(55)	78	23	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	1.269		400	(17)	14	0	(3)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797		700	(31)	7	0	(24)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.703		200	(13)	14	1	0

JPM	AP Moller -Maersk	1.000	Quarterly	06/20/2022	0.691	EUR	1,000	(5)	15	10	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		$200	(11)	8	0	(3)

								$(257)	$320	$97	$(34)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	2,800	$1,932	$0	$(38)	$0	$(38)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.240% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/23/2029	EUR	2,200	2,420	17	(43)	0	(26)

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	2,700	1,863	(10)	(26)	0	(36)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.245% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	11/15/2029	EUR	1,000	1,107	2	(22)	0	(20)

MYI	Floating rate equal to 6-Month EUR-EURIBOR plus 0.224% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/16/2029		1,100	1,235	(2)	(35)	0	(37)

								$7	$(164)	$0	$(157)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	1-Year ILS-TELBOR	1.950%	Annual	06/20/2028	ILS	3,000	$(39)	$(53)	$0	$(92)

CBK	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	05/18/2037	THB	29,000	0	181	181	0

JPM	Pay	1-Year ILS-TELBOR	1.018	Annual	03/01/2024	ILS	35,600	0	369	369	0
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	1,026,400	0	(19)	0	(19)

								$(39)	$478	$550	$(111)

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	1,900	$11	$(131)	$0	$(120)

Total Swap Agreements									$(570)	$513	$647	$(704)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$315	$0	$0	$315	$(538)	$0	$(5)	$(543)	$(228)	$274	$46
BPS	390	0	0	390	(147)	0	(134)	(281)	109	0	109
BRC	25	0	1	26	(58)	(4)	(206)	(268)	(242)	0	(242)
BSS	216	0	0	216	0	0	0	0	216	0	216
CBK	1,053	0	226	1,279	(808)	(13)	(97)	(918)	361	(330)	31
DBL	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
DUB	13	74	0	87	(19)	(98)	0	(117)	(30)	(20)	(50)
FBF	3	108	0	111	0	(118)	0	(118)	(7)	0	(7)
GLM	168	15	0	183	(713)	(70)	(56)	(839)	(656)	687	31
GST	0	0	40	40	0	0	(102)	(102)	(62)	0	(62)
HUS	189	0	1	190	(126)	(11)	(20)	(157)	33	0	33
IND	4	0	0	4	(5)	0	0	(5)	(1)	0	(1)
JPM	113	0	379	492	(94)	0	(47)	(141)	351	(260)	91
MYC	0	91	0	91	0	(96)	0	(96)	(5)	(269)	(274)
MYI	226	0	0	226	(57)	0	(37)	(94)	132	(190)	(58)
NGF	12	0	0	12	0	0	0	0	12	0	12
RYL	5	0	0	5	(89)	0	0	(89)	(84)	(80)	(164)
SCX	777	0	0	777	(133)	0	0	(133)	644	(260)	384
SOG	81	0	0	81	0	0	0	0	81	0	81
SSB	19	0	0	19	(1)	0	0	(1)	18	(70)	(52)
TOR	150	0	0	150	(152)	0	0	(152)	(2)	0	(2)
UAG	289	0	0	289	(92)	0	0	(92)	197	(310)	(113)

Total Over the Counter	$4,048	$288	$647	$4,983	$(3,032)	$(413)	$(704)	$(4,149)

(n)

Securities with an aggregate market value of $1,032 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	78	78
Swap Agreements	0	1	0	0	127	128

	$0	$1	$0	$0	$206	$207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,048	$0	$4,048
Purchased Options	0	0	0	15	273	288
Swap Agreements	0	97	0	0	550	647

	$0	$97	$0	$4,063	$823	$4,983

	$0	$98	$0	$4,063	$1,029	$5,190

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$40	$40
Futures	0	0	0	0	93	93
Swap Agreements	0	14	0	0	123	137

	$0	$14	$0	$0	$256	$270

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,032	$0	$3,032
Written Options	0	3	0	42	368	413
Swap Agreements	0	316	0	157	231	704

	$0	$319	$0	$3,231	$599	$4,149

	$0	$333	$0	$3,231	$855	$4,419

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Written Options	0	0	0	0	70	70
Futures	0	0	0	0	492	492
Swap Agreements	0	(396)	0	0	(2,261)	(2,657)

	$0	$(396)	$0	$0	$(1,714)	$(2,110)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,741	$0	$5,741
Purchased Options	0	0	0	(47)	399	352
Written Options	0	21	0	135	(318)	(162)
Swap Agreements	0	29	0	(2,903)	209	(2,665)

	$0	$50	$0	$2,926	$290	$3,266

	$0	$(346)	$0	$2,926	$(1,424)	$1,156

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(5)	(5)
Futures	0	0	0	0	120	120
Swap Agreements	0	199	0	0	(112)	87

	$0	$199	$0	$0	$4	$203

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(781)	$0	$(781)
Purchased Options	0	0	0	(29)	18	(11)
Written Options	0	(10)	0	92	(2)	80
Swap Agreements	0	90	0	2,125	(141)	2,074

	$0	$80	$0	$1,407	$(125)	$1,362

	$0	$279	$0	$1,407	$(121)	$1,565

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$91	$0	$91
Australia
Non-Agency Mortgage-Backed Securities	0	337	0	337
Brazil
Corporate Bonds & Notes	0	4,816	0	4,816
Sovereign Issues	0	9,620	0	9,620
Canada
Corporate Bonds & Notes	0	2,092	0	2,092
Non-Agency Mortgage-Backed Securities	0	1,013	0	1,013
Sovereign Issues	0	2,203	0	2,203
Cayman Islands
Asset-Backed Securities	0	11,304	0	11,304
Corporate Bonds & Notes	0	7,070	0	7,070
China
Sovereign Issues	0	11,252	0	11,252
Colombia
Corporate Bonds & Notes	0	1,061	0	1,061
Sovereign Issues	0	358	0	358
Czech Republic
Sovereign Issues	0	269	0	269
Denmark
Corporate Bonds & Notes	0	15,432	0	15,432
France
Corporate Bonds & Notes	0	3,059	0	3,059
Sovereign Issues	0	460	0	460
Germany
Asset-Backed Securities	0	227	0	227
Corporate Bonds & Notes	0	3,699	0	3,699
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,985	0	1,985
Hong Kong
Corporate Bonds & Notes	0	538	0	538
India
Corporate Bonds & Notes	0	1,408	0	1,408
Indonesia
Corporate Bonds & Notes	0	210	0	210
Sovereign Issues	0	13,280	0	13,280
Ireland
Asset-Backed Securities	0	1,507	0	1,507
Corporate Bonds & Notes	0	4,497	0	4,497
Israel
Sovereign Issues	0	584	0	584

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Italy
Corporate Bonds & Notes	$0	$3,487	$0	$3,487
Sovereign Issues	0	18,932	0	18,932
Japan
Corporate Bonds & Notes	0	5,207	0	5,207
Sovereign Issues	0	24,851	0	24,851
Kuwait
Sovereign Issues	0	5,589	0	5,589
Luxembourg
Corporate Bonds & Notes	0	5,353	0	5,353
Malaysia
Sovereign Issues	0	2,348	0	2,348
Mexico
Sovereign Issues	0	749	0	749
Netherlands
Asset-Backed Securities	0	3,382	0	3,382
Corporate Bonds & Notes	0	1,975	0	1,975
Non-Agency Mortgage-Backed Securities	0	511	0	511
Norway
Corporate Bonds & Notes	0	419	0	419
Peru
Corporate Bonds & Notes	0	357	0	357
Sovereign Issues	0	5,382	0	5,382
Philippines
Sovereign Issues	0	466	0	466
Poland
Corporate Bonds & Notes	0	110	0	110
Qatar
Sovereign Issues	0	4,588	0	4,588
Romania
Sovereign Issues	0	371	0	371
Russia
Sovereign Issues	0	3,304	0	3,304
Saudi Arabia
Corporate Bonds & Notes	0	404	0	404
Sovereign Issues	0	8,735	0	8,735
Singapore
Corporate Bonds & Notes	0	1,817	0	1,817
Sovereign Issues	0	1,114	0	1,114
South Africa
Sovereign Issues	0	693	0	693
South Korea
Sovereign Issues	0	3,368	0	3,368

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Spain
Corporate Bonds & Notes	$0	$449	$0	$449
Sovereign Issues	0	15,570	0	15,570
Sweden
Corporate Bonds & Notes	0	453	0	453
Switzerland
Corporate Bonds & Notes	0	4,976	0	4,976
Turkey
Sovereign Issues	0	1,059	0	1,059
United Arab Emirates
Corporate Bonds & Notes	0	612	0	612
Sovereign Issues	0	4,868	0	4,868
United Kingdom
Corporate Bonds & Notes	0	28,217	0	28,217
Non-Agency Mortgage-Backed Securities	0	12,426	0	12,426
Preferred Securities	0	263	0	263
Sovereign Issues	0	5,758	0	5,758
United States
Asset-Backed Securities	0	30,097	0	30,097
Corporate Bonds & Notes	0	54,212	0	54,212
Loan Participations and Assignments	0	391	0	391
Municipal Bonds & Notes	0	163	0	163
Non-Agency Mortgage-Backed Securities	0	14,727	0	14,727
U.S. Government Agencies	0	127,241	0	127,241
U.S. Treasury Obligations	0	39,111	0	39,111
Short-Term Instruments
Commercial Paper	0	982	0	982
Repurchase Agreements	0	3,318	0	3,318
Argentina Treasury Bills	0	16	0	16
Japan Treasury Bills	0	3,515	0	3,515
South Africa Treasury Bills	0	3,691	0	3,691

	$0	$553,999	$0	$553,999

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,992	$0	$0	$2,992

Total Investments	$2,992	$553,999	$0	$556,991

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(4,606)	$0	$(4,606)
Spain
Sovereign Issues	0	(2,713)	0	(2,713)

	$0	$(7,319)	$0	$(7,319)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	78	129	0	207
Over the counter	0	4,983	0	4,983

	$78	$5,112	$0	$5,190

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(93)	(177)	0	(270)
Over the counter	0	(4,149)	0	(4,149)

	$(93)	$(4,326)	$0	$(4,419)

Total Financial Derivative Instruments	$(15)	$786	$0	$771

Totals	$2,977	$547,466	$0	$550,443

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged)

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.4%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	5,220	$39
79.499% (ARLLMONP) due 06/21/2020 ~(a)		10,500	79

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		840	5

Total Argentina (Cost $761)			123

AUSTRALIA 0.7%

CORPORATE BONDS & NOTES 0.6%

Lendlease Finance Ltd.
6.000% due 05/13/2020	AUD	900	623

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023		$700	720

			1,343

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
2.420% due 01/25/2049 •	AUD	289	195

Total Australia (Cost $1,569)			1,538

BRAZIL 3.2%

CORPORATE BONDS & NOTES 0.6%

Petrobras Global Finance BV
5.093% due 01/15/2030		$812	848
7.250% due 03/17/2044		600	720

			1,568

SOVEREIGN ISSUES 2.6%

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2021	BRL	24,297	6,274

Total Brazil (Cost $7,954)			7,842

CANADA 1.4%

CORPORATE BONDS & NOTES 0.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$190	196

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		300	301

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	400	480

HSBC Bank Canada
1.650% due 09/10/2022		$600	596

			1,573

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Canadian Mortgage Pools
2.044% due 06/01/2020	CAD	329	248
2.244% due 07/01/2020		927	701
2.244% due 08/01/2020		315	238

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		265	203

			1,390

SOVEREIGN ISSUES 0.2%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		474	463

Total Canada (Cost $3,420)			3,426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 4.9%

ASSET-BACKED SECURITIES 2.8%

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		$200	$198

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		744	744
3.203% due 01/15/2027 •		648	647

Flagship CLO Ltd.
3.172% due 01/16/2026 •		640	640

Flagship Ltd.
3.398% due 01/20/2026 •		234	235

LCM LP
3.318% due 10/20/2027 •		700	700

Palmer Square Loan Funding Ltd.
3.058% due 11/15/2026 •		579	579

Sound Point CLO Ltd.
3.168% due 01/20/2028 •		800	799

THL Credit Wind River CLO Ltd.
3.183% due 01/15/2026 •		700	701

Tralee CLO Ltd.
3.388% due 10/20/2028 •		700	699

Venture CDO Ltd.
3.183% due 04/15/2027		200	199

Zais CLO Ltd.
3.453% due 04/15/2028 •		700	701

			6,842

CORPORATE BONDS & NOTES 2.1%

Ambac LSNI LLC
7.104% due 02/12/2023 •		1	1

Goodman HK Finance
4.375% due 06/19/2024		300	317

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	508

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		1,200	1,268

QNB Finance Ltd.
3.474% (US0003M + 1.350%) due 05/31/2021 ~		2,200	2,230

Sands China Ltd.
4.600% due 08/08/2023		300	318
5.125% due 08/08/2025		200	220
5.400% due 08/08/2028		200	226

			5,088

Total Cayman Islands (Cost $11,820)			11,930

CHINA 4.9%

SOVEREIGN ISSUES 4.9%

China Development Bank
3.050% due 08/25/2026	CNY	10,900	1,466
3.680% due 02/26/2026		26,600	3,730
3.800% due 01/25/2036		2,000	276
4.040% due 04/10/2027		17,000	2,423
4.150% due 10/26/2025		3,400	490
4.240% due 08/24/2027		24,700	3,566

China Government Bond
2.740% due 08/04/2026		1,000	136

Total China (Cost $12,428)			12,087

DENMARK 3.7%

CORPORATE BONDS & NOTES 3.7%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	11,600	1,699
1.500% due 10/01/2050		3,100	464
2.000% due 10/01/2047		5,010	753

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2050		1,000	150
2.000% due 10/01/2050		4,814	724

Nykredit Realkredit A/S
1.000% due 10/01/2050		23,400	3,447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 10/01/2050	DKK	11,288	$1,691
2.500% due 10/01/2036		92	14
2.500% due 10/01/2047		21	3

Realkredit Danmark A/S
2.500% due 04/01/2036		108	16
2.500% due 07/01/2047		46	7

Total Denmark (Cost $9,038)			8,968

FRANCE 6.2%

SOVEREIGN ISSUES 6.2%

France Government International Bond
2.000% due 05/25/2048 (j)	EUR	6,300	9,670
3.250% due 05/25/2045 (j)		3,000	5,571

Total France (Cost $10,983)			15,241

GERMANY 1.6%

ASSET-BACKED SECURITIES 0.1%

Driver Multi-Compartment S.A.
0.000% due 02/21/2026 •	EUR	279	305

CORPORATE BONDS & NOTES 1.5%

Deutsche Bank AG
4.250% due 10/14/2021		$1,700	1,725

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		500	506

Kreditanstalt fuer Wiederaufbau
5.000% due 03/19/2024	AUD	100	79

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		400	297
5.375% due 04/23/2024	NZD	1,500	1,107

			3,714

Total Germany (Cost $4,179)			4,019

GUERNSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,254

Total Guernsey, Channel Islands (Cost $1,198)			1,254

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$200	218

Total Hong Kong (Cost $199)			218

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

ICICI Bank Ltd.
3.500% due 03/18/2020		$200	201

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		300	303

Total India (Cost $504)			504

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$200	210

Total Indonesia (Cost $199)			210

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.9%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	250	274

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	105

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dorchester Park CLO DAC
3.178% due 04/20/2028 •		$800	$797

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	400	437

Toro European CLO DAC
0.900% due 10/15/2030 •		700	764

			2,272

CORPORATE BONDS & NOTES 0.3%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$700	717

Total Ireland (Cost $3,057)			2,989

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$300	326
4.125% due 01/17/2048		200	235

Total Israel (Cost $496)			561

ITALY 4.3%

CORPORATE BONDS & NOTES 0.9%

Banca Carige SpA
1.082% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	700	769
1.327% (EUR003M + 1.700%) due 10/25/2021 ~		700	773

UniCredit SpA
7.830% due 12/04/2023		$600	704

			2,246

SOVEREIGN ISSUES 3.4%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (j)	EUR	1,300	1,505
2.100% due 07/15/2026		1,200	1,449
2.500% due 11/15/2025 (j)		1,000	1,228
3.000% due 08/01/2029 (j)		1,700	2,235

Italy Government International Bond
6.000% due 08/04/2028	GBP	1,200	1,917

			8,334

Total Italy (Cost $10,042)			10,580

JAPAN 8.8%

CORPORATE BONDS & NOTES 1.5%

Central Nippon Expressway Co. Ltd.
2.827% (US0003M + 0.540%) due 08/04/2020 ~		$1,200	1,203
2.849% due 03/03/2022		800	809

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		288	291

ORIX Corp.
3.250% due 12/04/2024		100	104

Sumitomo Mitsui Financial Group, Inc.
3.782% (US0003M + 1.680%) due 03/09/2021 ~		1,000	1,018

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	225

			3,650

SOVEREIGN ISSUES 7.3%

Development Bank of Japan, Inc.
2.125% due 09/01/2022		$200	201

Japan Bank for International Cooperation
2.375% due 07/21/2022		200	203
2.375% due 11/16/2022		200	203
3.250% due 07/20/2023		400	420
3.375% due 10/31/2023		400	423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Finance Organization for Municipalities
3.000% due 03/12/2024		$1,300	$1,357

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	221,819	2,140
0.100% due 06/20/2029		300,000	2,864
0.500% due 09/20/2046		68,000	659
0.500% due 03/20/2049		200,000	1,926
0.700% due 12/20/2048		250,000	2,537
1.400% due 09/20/2034		160,000	1,784
1.700% due 09/20/2032		280,000	3,185

			17,902

Total Japan (Cost $20,197)			21,552

KUWAIT 1.0%

SOVEREIGN ISSUES 1.0%

Kuwait International Government Bond
2.750% due 03/20/2022		$200	203
3.500% due 03/20/2027		2,000	2,160

Total Kuwait (Cost $2,184)			2,363

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$500	529

Total Lithuania (Cost $519)			529

LUXEMBOURG 0.5%

CORPORATE BONDS & NOTES 0.5%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	1,072	1,149

Total Luxembourg (Cost $1,207)			1,149

MALAYSIA 0.5%

SOVEREIGN ISSUES 0.5%

Malaysia Government International Bond
3.654% due 10/31/2019	MYR	5,300	1,266

Total Malaysia (Cost $1,288)			1,266

MULTINATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%

Preferred Term Securities Ltd.
2.619% (US0003M + 0.500%) due 03/23/2035 ~		$1,177	1,095

Total Multinational (Cost $886)			1,095

NETHERLANDS 2.9%

ASSET-BACKED SECURITIES 0.6%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	250	273

Babson Euro CLO BV
0.447% due 10/25/2029 •		600	654

Dryden Euro CLO BV
0.880% due 01/15/2030 •		600	654

			1,581

CORPORATE BONDS & NOTES 2.3%

Cooperatieve Rabobank UA
2.973% (US0003M + 0.860%) due 09/26/2023 ~		$600	601
3.875% due 09/26/2023		800	848
6.625% due 06/29/2021 •(g)(h)	EUR	400	476
6.875% due 03/19/2020 (h)		500	562

Enel Finance International NV
2.650% due 09/10/2024		$300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Bank NV
2.625% due 12/05/2022		$2,000	$2,048

JT International Financial Services BV
3.500% due 09/28/2023		500	521

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	100	137

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022		200	203

			5,697

Total Netherlands (Cost $7,302)			7,278

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.2%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$500	508

Total Norway (Cost $499)			508

PERU 1.4%

SOVEREIGN ISSUES 1.4%

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,100	1,713
6.350% due 08/12/2028		5,200	1,798

Total Peru (Cost $3,124)			3,511

QATAR 1.9%

SOVEREIGN ISSUES 1.9%

Qatar Government International Bond
3.375% due 03/14/2024		$300	314
3.875% due 04/23/2023		1,200	1,271
4.000% due 03/14/2029		1,200	1,331
4.500% due 01/20/2022		200	211
4.500% due 04/23/2028		1,200	1,370
4.817% due 03/14/2049		200	248

Total Qatar (Cost $4,303)			4,745

SAUDI ARABIA 1.1%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$200	202

SOVEREIGN ISSUES 1.0%

Saudi Government International Bond
2.375% due 10/26/2021		200	200
3.250% due 10/26/2026		500	517
4.000% due 04/17/2025		1,500	1,610
4.375% due 04/16/2029		200	225

			2,552

Total Saudi Arabia (Cost $2,628)			2,754

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
3.500% due 09/18/2027		$300	309

DBS Bank Ltd.
3.300% due 11/27/2021		200	205

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~		400	400

Total Singapore (Cost $900)			914

SLOVENIA 0.7%

SOVEREIGN ISSUES 0.7%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,584	1,800

Total Slovenia (Cost $1,601)			1,800

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 6.2%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)	EUR	200	$222

SOVEREIGN ISSUES 6.1%

Autonomous Community of Catalonia
4.220% due 04/26/2035		100	137
4.900% due 09/15/2021		150	178
4.950% due 02/11/2020		1,100	1,220

Spain Government International Bond
0.250% due 07/30/2024		100	112
0.600% due 10/31/2029 (j)		3,900	4,447
1.400% due 07/30/2028 (j)		3,600	4,388
1.450% due 04/30/2029 (j)		3,700	4,547

			15,029

Total Spain (Cost $15,057)			15,251

SUPRANATIONAL 1.3%

CORPORATE BONDS & NOTES 1.3%

African Development Bank
5.250% due 03/23/2022	AUD	4,200	3,116

Total Supranational (Cost $4,305)			3,116

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.3%

Sveriges Sakerstallda Obligationer AB
2.000% due 06/17/2026	SEK	6,000	679

Total Sweden (Cost $700)			679

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.1%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$1,000	1,116

UBS AG
2.618% (US0003M + 0.480%) due 12/01/2020 ~		800	802
5.125% due 05/15/2024 (h)		200	216
7.625% due 08/17/2022 (h)		600	678

			2,812

SOVEREIGN ISSUES 0.2%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	474

Total Switzerland (Cost $3,141)			3,286

UNITED ARAB EMIRATES 1.5%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$400	408

SOVEREIGN ISSUES 1.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		1,100	1,112
3.125% due 10/11/2027		1,900	2,000

			3,112

Total United Arab Emirates (Cost $3,337)			3,520

UNITED KINGDOM 11.6%

CORPORATE BONDS & NOTES 7.5%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$2,000	2,206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
4.291% (US0003M + 2.110%) due 08/10/2021 ~		$1,400	$1,429
8.000% due 06/15/2024 •(g)(h)		200	213

BAT International Finance PLC
2.750% due 06/15/2020		400	401

British Telecommunications PLC
9.625% due 12/15/2030		400	610

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	100	128

FCE Bank PLC
1.660% due 02/11/2021	EUR	100	111

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,000	1,271

Imperial Brands Finance PLC
3.125% due 07/26/2024		$700	702
3.500% due 07/26/2026		700	701

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	783
6.500% due 03/24/2020	EUR	300	337

Nationwide Building Society
3.766% due 03/08/2024 •		$300	308

Reckitt Benckiser Treasury Services PLC
2.695% (US0003M + 0.560%) due 06/24/2022 ~		500	498

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		600	602
3.875% due 09/12/2023		300	310
4.519% due 06/25/2024 •		300	316
5.076% due 01/27/2030 •		700	784
7.500% due 08/10/2020 •(g)(h)		200	205
8.625% due 08/15/2021 •(g)(h)		600	644

Santander UK Group Holdings PLC
2.875% due 08/05/2021		2,700	2,713
6.750% due 06/24/2024 •(g)(h)	GBP	500	643
7.375% due 06/24/2022 •(g)(h)		300	391

Tesco PLC
6.125% due 02/24/2022		117	160

Tesco Property Finance PLC
5.411% due 07/13/2044		287	450

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		400	519

Virgin Money PLC
2.250% due 04/21/2020		800	989

			18,424

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Eurosail PLC
1.730% due 06/13/2045 •		931	1,136

Hawksmoor Mortgages
0.000% due 05/25/2053 •		900	1,109

Lanark Master Issuer PLC
1.581% (BP0003M + 0.820%) due 12/22/2069 ~		467	576

Residential Mortgage Securities PLC
1.726% due 12/20/2046 •		450	553
1.979% due 09/20/2065 •		442	546

Ripon Mortgages PLC
1.561% due 08/20/2056 •		1,738	2,131

Stanlington PLC
1.780% due 06/12/2046 •		867	1,066

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •		755	931
1.961% due 02/20/2054 •		1,147	1,411

Uropa Securities PLC
0.972% due 06/10/2059 •		241	283
1.122% due 06/10/2059 •		59	67
1.322% due 06/10/2059 •		46	52
1.522% due 06/10/2059 •		49	56

			9,917

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,110	$214

Total United Kingdom (Cost $28,795)			28,555

		PRINCIPAL AMOUNT (000S)
UNITED STATES 77.3%

ASSET-BACKED SECURITIES 4.6%

Amortizing Residential Collateral Trust
2.718% due 10/25/2031 •		$14	14

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.958% due 06/25/2029 •		50	48

Bear Stearns Asset-Backed Securities Trust
2.678% due 10/25/2032 •		5	5
2.818% due 10/27/2032 •		19	19

Citigroup Global Markets Mortgage Securities, Inc.
3.368% due 01/25/2032 •		31	32

Countrywide Asset-Backed Certificates
2.358% due 12/25/2036 ^•		29	20

Countrywide Asset-Backed Certificates Trust
2.758% due 08/25/2047 •		159	157
4.693% due 10/25/2035 ~		22	22

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •		12	11

First Franklin Mortgage Loan Trust
2.133% due 07/25/2036 •		662	630

GSAMP Trust
2.663% due 11/25/2035 ^•		3,116	2,471

Home Equity Mortgage Loan Asset-Backed Trust
2.138% due 04/25/2037 •		2,555	1,889

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		397	223

Morgan Stanley ABS Capital, Inc. Trust
2.128% due 03/25/2037 •		1,730	935
2.143% due 07/25/2036 •		97	85

Morgan Stanley Home Equity Loan Trust
2.368% due 04/25/2037 •		284	195

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ		741	433

Residential Asset Mortgage Products Trust
2.578% due 06/25/2032 •		11	10

SG Mortgage Securities Trust
2.168% due 10/25/2036 •		2,900	2,701

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	104	114

Soundview Home Loan Trust
2.268% due 11/25/2036 •		$700	660

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		700	716

			11,390

CORPORATE BONDS & NOTES 13.0%

Allergan Sales LLC
5.000% due 12/15/2021		200	210

Ally Financial, Inc.
3.750% due 11/18/2019		300	300
3.875% due 05/21/2024		700	726

American Honda Finance Corp.
2.637% (US0003M + 0.350%) due 11/05/2021 ~		200	200

American Tower Corp.
1.950% due 05/22/2026	EUR	100	119
3.450% due 09/15/2021		$500	512

AT&T, Inc.
1.800% due 09/05/2026	EUR	800	947
2.888% (US0003M + 0.750%) due 06/01/2021 ~		$500	503

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	107

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.253% (US0003M + 0.950%) due 07/15/2021 ~		$1,400	$1,413
3.312% (US0003M + 1.180%) due 06/12/2024 ~		500	509

Bank of America Corp.
5.875% due 03/15/2028 •(g)		500	542

BAT Capital Corp.
2.765% due 08/14/2020 •		200	200

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~		200	200
3.129% (US0003M + 1.010%) due 12/15/2023 ~		400	401
3.500% due 06/25/2021		300	306
4.250% due 12/15/2025		200	214

BP Capital Markets America, Inc.
3.790% due 02/06/2024		400	426

British Airways Pass-Through Trust
3.300% due 06/15/2034		200	209
3.350% due 12/15/2030		100	102

Campbell Soup Co.
3.300% due 03/15/2021		200	203
3.650% due 03/15/2023		200	208

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	104

Charter Communications Operating LLC
4.464% due 07/23/2022		600	632

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~		200	200

Continental Resources, Inc.
4.375% due 01/15/2028		200	207

CVS Health Corp.
3.350% due 03/09/2021		54	55
3.700% due 03/09/2023		300	312

Daimler Finance North America LLC
2.300% due 02/12/2021		400	400
3.058% (US0003M + 0.900%) due 02/15/2022 ~		700	704

Dell International LLC
4.420% due 06/15/2021		200	206

DISH DBS Corp.
5.125% due 05/01/2020		600	608

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~		400	402

EMC Corp.
2.650% due 06/01/2020		100	100

Emera U.S. Finance LP
2.700% due 06/15/2021		300	302

EPR Properties
4.500% due 06/01/2027		500	531

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	219
0.750% due 05/21/2023		200	223
1.700% due 06/30/2022	GBP	200	250

Fiserv, Inc.
3.200% due 07/01/2026		$600	623

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	1,000	1,071
0.030% due 05/14/2021 •		300	325
2.597% due 11/04/2019		$200	200

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		200	201

General Mills, Inc.
2.862% (US0003M + 0.540%) due 04/16/2021 ~		100	100

General Motors Financial Co., Inc.
0.147% due 03/26/2022 •	EUR	100	108
3.161% (US0003M + 0.850%) due 04/09/2021 ~		$100	100
3.550% due 07/08/2022		100	102

GLP Capital LP
5.300% due 01/15/2029		500	553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntsman International LLC
5.125% due 11/15/2022	$300	$320

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •	400	402

Kilroy Realty LP
3.450% due 12/15/2024	100	104

Kinder Morgan, Inc.
5.000% due 02/15/2021	600	620

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	600	599
4.875% due 02/15/2025	547	563

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	200	200

Micron Technology, Inc.
4.185% due 02/15/2027	300	309

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	800	801

MPLX LP
3.002% (US0003M + 0.900%) due 09/09/2021 ~	300	301

Navient Corp.
8.000% due 03/25/2020	300	307

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	500	500

Reynolds American, Inc.
3.250% due 06/12/2020	400	403

San Diego Gas & Electric Co.
3.600% due 09/01/2023	200	210

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	300	299

Southern Co.
2.950% due 07/01/2023	1,000	1,021

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	100	100

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	100	100

Spirit AeroSystems, Inc.
2.919% (US0003M + 0.800%) due 06/15/2021 ~	100	100
3.950% due 06/15/2023	100	104

Spirit Realty LP
4.000% due 07/15/2029	300	314

Springleaf Finance Corp.
8.250% due 12/15/2020	1,000	1,065

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	200	213

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	500	500

Verizon Communications, Inc.
4.329% due 09/21/2028	693	787

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~	300	301
3.121% (US0003M + 0.940%) due 11/12/2021 ~	300	302
3.875% due 11/13/2020	200	203
4.000% due 11/12/2021	200	207

Wells Fargo & Co.
3.486% (US0003M + 1.230%) due 10/31/2023 ~	1,900	1,930

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	800	816
3.550% due 04/01/2025	600	630

		31,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	$393	$391

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~	1,258	1,267

		1,658

MUNICIPAL BONDS & NOTES 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	500	650

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.3%

Adjustable Rate Mortgage Trust
4.602% due 09/25/2035 ^~	33	31

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•	674	641

American Home Mortgage Investment Trust
3.689% due 10/25/2034 •	14	14

Banc of America Funding Trust
4.647% due 01/20/2047 ^~	49	48
4.701% due 02/20/2036 ~	265	266

Banc of America Mortgage Trust
4.553% due 05/25/2035 ^~	301	307

BCAP LLC Trust
3.222% due 01/26/2047 •	141	132
5.250% due 04/26/2037	217	182
5.250% due 08/26/2037 ~	100	102
7.768% due 02/26/2036 ~	13	13

Bear Stearns Adjustable Rate Mortgage Trust
3.441% due 05/25/2034 ~	28	27
4.380% due 05/25/2047 ^~	157	149
4.419% due 10/25/2033 ~	20	21
4.433% due 08/25/2033 ~	3	3
4.453% due 11/25/2034 ~	34	35
4.619% due 02/25/2034 ~	3	4
4.852% due 08/25/2033 ~	31	33
4.855% due 05/25/2034 ~	53	53

Bear Stearns ALT-A Trust
3.992% due 11/25/2036 ^~	148	137
4.201% due 09/25/2035 ^~	333	280

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~	567	506

Chase Mortgage Finance Trust
3.771% due 07/25/2037 ~	35	32
4.711% due 02/25/2037 ~	70	72

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	23	23

Citigroup Global Markets Mortgage Securities, Inc.
2.518% due 05/25/2032 •	5	5

Citigroup Mortgage Loan Trust
4.218% due 09/25/2037 ^~	616	603
4.566% due 08/25/2035 ~	45	46

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.032% due 09/25/2035 ^~	656	616

Countrywide Alternative Loan Trust
2.208% due 09/25/2046 ^•	604	575
2.228% due 07/25/2046 ^•	32	29
2.348% due 09/25/2035 •	640	527
2.368% due 05/25/2037 ^•	188	82
3.946% due 11/25/2035 •	128	120
4.393% due 02/25/2037 ^~	262	258
4.486% due 11/25/2035 •	98	95
5.250% due 06/25/2035 ^	61	61
6.000% due 01/25/2037 ^	404	338
6.250% due 12/25/2036	1,103	774
6.250% due 08/25/2037 ^	99	85

Countrywide Home Loan Mortgage Pass-Through Trust
2.658% due 03/25/2035 •	743	704
2.678% due 02/25/2035 •	137	137

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.778% due 09/25/2034 •	$6	$6
3.803% due 08/25/2034 ^~	12	11
3.960% due 11/25/2035 ^~	11	10
4.178% due 04/20/2035 ~	9	9
4.241% due 11/25/2034 ~	65	66

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	9	10

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	8	9

DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	4,700	20
0.883% due 11/10/2046 ~(a)	3,183	13

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~	46	39

GreenPoint Mortgage Funding Trust
2.198% due 01/25/2037 •	170	165
2.218% due 10/25/2046 ^•	937	835
2.228% due 04/25/2036 •	212	205

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.775% due 10/25/2033 ~	5	5

GS Mortgage Securities Trust
2.109% due 11/10/2045 ~(a)	4,118	207

GSR Mortgage Loan Trust
4.300% due 03/25/2033 •	23	23
4.480% due 09/25/2035 ~	28	29

HarborView Mortgage Loan Trust
2.237% due 07/19/2046 ^•	797	553
2.247% due 09/19/2037 •	311	304
3.296% due 12/19/2036 ^•	359	358
4.394% due 07/19/2035 ^~	23	22

IndyMac Mortgage Loan Trust
2.208% due 09/25/2046 •	739	710
2.218% due 11/25/2046 •	905	860
4.245% due 12/25/2034 ~	21	21

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	3	2

JPMorgan Chase Commercial Mortgage Securities Trust
1.123% due 12/15/2047 ~(a)	12,029	339

JPMorgan Mortgage Trust
4.222% due 11/25/2035 ^~	27	26
4.246% due 11/25/2033 ~	26	27

Luminent Mortgage Trust
2.188% due 12/25/2036 •	1,183	1,160

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	155	28

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •	101	99

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •	29	28
4.437% due 02/25/2033 ~	30	29

Morgan Stanley Bank of America Merrill Lynch Trust
1.196% due 05/15/2046 ~(a)	10,349	327

OBX Trust
2.668% due 06/25/2057 •	110	110

Residential Accredit Loans, Inc. Trust
2.168% due 02/25/2047 •	380	212

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	453	239

Residential Funding Mortgage Securities, Inc. Trust
4.337% due 09/25/2035 ^~	58	48
6.500% due 03/25/2032	4	4

Sequoia Mortgage Trust
2.394% due 07/20/2033 •	148	146
2.757% due 10/19/2026 •	38	38
4.776% due 04/20/2035 ~	351	371

Structured Adjustable Rate Mortgage Loan Trust
4.234% due 09/25/2034 ~	32	33
4.458% due 02/25/2034 ~	38	38
4.608% due 04/25/2034 ~	62	64

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.208% due 07/25/2046 ^•	$171	$148
2.228% due 05/25/2036 •	328	313
2.307% due 07/19/2035 •	429	427
2.637% due 07/19/2034 •	31	32

Structured Asset Securities Corp.
2.298% due 01/25/2036 •	127	118

Structured Asset Securities Corp. Mortgage Loan Trust
2.308% due 10/25/2036 •	304	269

Thornburg Mortgage Securities Trust
3.233% due 06/25/2037 •	496	460
3.283% due 06/25/2047 ^•	343	323

UBS-Barclays Commercial Mortgage Trust
1.780% due 12/10/2045 ~(a)	11,488	463

UBS-Citigroup Commercial Mortgage Trust
2.367% due 01/10/2045 ~(a)	3,034	101

WaMu Mortgage Pass-Through Certificates Trust
2.328% due 01/25/2045 •	136	136
2.598% due 07/25/2045 •	233	232
2.655% due 09/25/2046 •	1,128	1,159
2.655% due 10/25/2046 •	38	37
2.655% due 11/25/2046 •	356	359
3.814% due 08/25/2046 ^~	533	522
3.875% due 09/25/2036 ~	96	93
4.209% due 04/25/2035 ~	466	483
4.413% due 08/25/2034 ~	162	165
4.423% due 03/25/2035 ~	105	108
4.519% due 03/25/2033 ~	141	146
4.684% due 06/25/2033 ~	18	18
4.863% due 03/25/2034 ~	88	90

Washington Mutual Mortgage Pass-Through Certificates Trust
3.386% due 07/25/2046 ^•	203	152

Wells Fargo Mortgage-Backed Securities Trust
4.995% due 06/25/2035 ~	205	214
5.750% due 02/25/2037	4	3

Wells Fargo-RBS Commercial Mortgage Trust
1.338% due 03/15/2045 ~(a)	9,945	335

		22,930

U.S. GOVERNMENT AGENCIES 42.4%

Fannie Mae
2.418% due 06/25/2036 •	32	32
2.518% due 10/25/2040 •	95	96
3.490% due 12/01/2020	832	839
4.284% due 12/01/2034 •	45	47
4.428% due 05/01/2035 •	29	30
4.726% due 11/01/2034 •	401	425
4.743% due 11/01/2023 •	1	1
4.746% due 03/01/2024 •	2	2
6.500% due 11/01/2036	65	67

Fannie Mae UMBS
4.500% due 08/01/2023 - 06/01/2044	373	397

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	11,900	12,075
3.500% due 10/01/2034 - 11/01/2049	43,800	44,957
4.000% due 10/01/2049 - 11/01/2049	41,400	42,976

Freddie Mac
0.948% due 09/25/2022 ~(a)	4,748	101
1.107% due 11/25/2022 ~(a)	5,631	145
1.707% due 11/25/2019 ~(a)	3,157	0
2.169% due 01/15/2038 ~(a)	483	34
2.580% due 01/15/2038	483	480
2.628% due 12/15/2037 •	78	78
3.084% due 07/15/2040	333	336
3.646% due 10/25/2044 •	871	881
4.805% due 02/01/2029 •	22	23
4.807% due 04/01/2037 •	11	11
4.927% due 05/01/2023 •	3	4
6.000% due 12/15/2024	19	20

Ginnie Mae
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	18	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% (H15T1Y + 1.500%) due 05/20/2022 - 06/20/2023 ~		$6	$6
3.875% due 05/20/2028 - 05/20/2030 •		26	26
4.000% (H15T1Y + 1.500%) due 02/20/2024 ~		20	20
4.000% due 01/20/2030 •		11	12
4.125% (H15T1Y + 1.500%) due 12/20/2023 - 12/20/2025 ~		6	6
4.125% due 11/20/2026 - 12/20/2026 •		6	6

			104,152

U.S. TREASURY OBLIGATIONS 7.0%

U.S. Treasury Inflation Protected Securities (f)
0.375% due 07/15/2025 (n)		335	340
0.500% due 01/15/2028 (j)(n)		4,888	5,010
0.625% due 04/15/2023		310	313
0.625% due 01/15/2026 (n)		292	299
1.000% due 02/15/2048 (j)		2,185	2,458
1.375% due 02/15/2044 (j)		550	661
2.500% due 01/15/2029 (l)		896	1,085

U.S. Treasury Notes
2.625% due 06/15/2021 (n)		200	203
2.875% due 04/30/2025 (j)(n)		6,400	6,838

			17,207

Total United States (Cost $184,244)			189,906

SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS (i) 1.9%
			4,629

ARGENTINA TREASURY BILLS 0.0%
52.697% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	1,000	10

ITALY TREASURY BILLS 2.7%
(0.298)% due 11/14/2019 (d)(e)	EUR	6,100	6,651

U.S. TREASURY BILLS 0.0%
1.979% due 11/07/2019 (d)(e)(n)		$51	51

Total Short-Term Instruments (Cost $11,372)			11,341

Total Investments in Securities (Cost $375,436)			386,608

		SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short Asset Portfolio		17,982	179

PIMCO Short-Term Floating NAV Portfolio III		387,837	3,837

Total Short-Term Instruments (Cost $4,016)			4,016

Total Investments in Affiliates (Cost $4,016)			4,016

Total Investments 159.0% (Cost $379,452)			$390,624

Financial Derivative Instruments (k)(m) (0.6)% (Cost or Premiums, net $443)			(1,404)

Other Assets and Liabilities, net (58.4)%			(143,506)

Net Assets 100.0%			$245,714

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	109

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
$

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019		$696	U.S. Treasury Notes 2.250% due 03/31/2021	$(710)	$696	$696
MEI	1.700	09/24/2019	11/07/2019	CAD	5,210	Canada Government International Bond 2.750% due 12/01/2048	(3,910)	3,933	3,934

Total Repurchase Agreements							$(4,620)	$4,629	$4,630

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.190%	08/09/2019	11/12/2019	$	(1,185)	$(1,189)
BOS	2.500	09/24/2019	10/01/2019		(2,473)	(2,474)
BPS	(0.450)	07/18/2019	10/17/2019	EUR	(11,652)	(12,688)
	(0.440)	09/16/2019	10/17/2019		(1,554)	(1,693)
	(0.410)	09/26/2019	10/17/2019		(6,561)	(7,151)
	(0.380)	07/18/2019	10/17/2019		(5,681)	(6,187)
	(0.350)	07/18/2019	10/17/2019		(1,790)	(1,949)
BSN	2.290	08/01/2019	10/02/2019	$	(212)	(213)
	2.310	08/02/2019	10/03/2019		(4,457)	(4,474)
GRE	2.250	09/11/2019	10/02/2019		(658)	(659)

Total Reverse Repurchase Agreements						$(38,677)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
UBS	2.290%	08/06/2019	10/02/2019	$(4,416)	$(4,432)

Total Sale-Buyback Transactions					$(4,432)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (1.6)%
Sovereign Issues (1.6)%
Canada Government Bond	2.750%	12/01/2048	CAD	4,000	$(3,947)	$(3,910)

United States (0.3)%
U.S. Government Agencies (0.3)%
Fannie Mae UMBS, TBA	4.500	11/01/2049		$800	(842)	(843)

Total Short Sales (1.9)%					$(4,789)	$(4,753)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(1,189)	$0	$0	$(1,189)	$1,175	$(14)
BOS	0	(2,474)	0	0	(2,474)	2,458	(16)
BPS	0	(29,668)	0	0	(29,668)	29,463	(205)
BSN	0	(4,687)	0	0	(4,687)	4,690	3
FICC	696	0	0	0	696	(710)	(14)
GRE	0	(659)	0	0	(659)	661	2
MEI	3,934	0	0	0	3,934	(3,910)	24

Master Securities Forward Transaction Agreement
BPS	0	0	0	(3,910)	(3,910)	0	(3,910)
UBS	0	0	(4,432)	0	(4,432)	4,381	(51)

Total Borrowings and Other Financing Transactions	$4,630	$(38,677)	$(4,432)	$(3,910)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(29,668)	$0	$0	$(29,668)
U.S. Treasury Obligations	(2,474)	(5,346)	(1,189)	0	(9,009)

Total	$(2,474)	$(35,014)	$(1,189)	$0	$(38,677)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,432)	0	0	(4,432)

Total	$0	$(4,432)	$0	$0	$(4,432)

Total Borrowings	$(2,474)	$(39,446)	$(1,189)	$0	$(43,109)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(43,109)

(j)	Securities with an aggregate market value of $44,457 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(30,242) at a weighted average interest rate of 0.623%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $(28) of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	111

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$	104.750	11/22/2019	11	$22	$0	$0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures		109.250	11/22/2019	603	603	5	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures		116.000	11/22/2019	113	113	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures		135.000	11/22/2019	30	30	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures		137.000	11/22/2019	5	5	0	0
Call - MSE Canada Government 10-Year Bond December 2019 Futures	CAD	169.000	11/15/2019	57	57	1	0

Total Purchased Options						$7	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$117.000	10/25/2019	83	$83	$(18)	$(1)
Call - CBOT U.S. Treasury 5-Year Note November 2019 Futures	119.000	10/25/2019	83	83	(21)	(41)

Total Written Options					$(39)	$(42)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	285	$	22,254	$93	$0	$(22)
Australia Government 10-Year Bond December Futures	12/2019	87		8,652	52	4	(49)
Call Options Strike @ EUR 114.900 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	63		0	0	0	0
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	60		0	0	0	0
Call Options Strike @ EUR 184.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	16		0	0	0	0
Call Options Strike @ EUR 186.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	10		0	0	0	0
Call Options Strike @ EUR 187.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	86		1	0	0	0
Call Options Strike @ EUR 197.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	59		1	0	0	0
Call Options Strike @ EUR 200.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	62		1	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	263		3	0	0	0
Call Options Strike @ GBP 163.000 United Kingdom Gilt December 2019 Futures(1)	11/2019	100		0	(1)	0	0
Euro-Bobl December Futures	12/2019	126		18,629	(136)	14	0
Euro-BTP Italy Government Bond December Futures	12/2019	125		16,835	86	15	(2)
Euro-Buxl 30-Year Bond December Futures	12/2019	9		2,134	(37)	0	(18)
Japan Government 10-Year Bond December Futures	12/2019	2		2,867	1	0	(4)
Put Options Strike @ EUR 100.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	7		0	0	0	0
Put Options Strike @ EUR 102.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	20		0	0	0	0
Put Options Strike @ EUR 110.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	16		0	0	0	0
Put Options Strike @ EUR 128.500 on Euro-Bobl December 2019 Futures(1)	11/2019	165		1	0	0	0
Put Options Strike @ EUR 130.000 on Euro-Bobl December 2019 Futures(1)	11/2019	25		0	0	0	0
U.S. Treasury 2-Year Note December Futures	12/2019	11		2,371	(6)	0	(1)
U.S. Treasury 5-Year Note December Futures	12/2019	375		44,681	(285)	0	(18)
U.S. Treasury 10-Year Note December Futures	12/2019	42		5,473	3	2	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	33		6,333	(110)	2	0

					$(340)	$37	$(114)

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	18	$	(1)	$8	$0	$0
Call Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	18		0	6	0	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	4		(8)	(2)	0	0
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	14		(13)	0	1	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	43		(5)	33	1	0
Canada Government 10-Year Bond December Futures	12/2019	30		(3,229)	(5)	8	(1)
Euro-Bund 10-Year Bond December Futures	12/2019	148		(28,109)	(35)	20	(7)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	252		(46,779)	459	36	(5)
Euro-Schatz December Futures	12/2019	98		(11,999)	16	0	(4)
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	61		(2)	3	1	0
Put Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	18		(18)	(9)	2	0
Put Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	18		(17)	(9)	2	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	86		(5)	22	1	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	4		(3)	3	0	0
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	14		(24)	4	1	(1)
United Kingdom Long Gilt December Futures	12/2019	101		(16,671)	(92)	0	(48)

					$402	$73	$(66)

Total Futures Contracts					$62	$110	$(180)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.076%	EUR	300	$(10)	$6	$(4)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	1.096	$	300	(47)	15	(32)	1	0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.113	EUR	200	(6)	5	(1)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.434	$	500	(6)	(2)	(8)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.092		1,400	(38)	22	(16)	0	0

							$(107)	$46	$(61)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR	100	$2	$(1)	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.921		200	1	0	1	0	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.389	$	300	7	(2)	5	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.431	EUR	500	15	8	23	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.288		600	(20)	9	(11)	0	(1)

							$5	$14	$19	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	9,400	$31	$(6)	$25	$0	$(6)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		800	5	0	5	0	(1)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	3,000	(24)	5	(19)	0	(2)

						$12	$(1)	$11	$0	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	113

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	7,800	$(367)	$62	$(305)	$1	$0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		300	(10)	(4)	(14)	0	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		3,200	63	5	68	4	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		1,100	22	0	22	1	0
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	500	75	(3)	72	0	0

						$(217)	$60	$(157)	$6	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$45,600	$(1)	$9	$8	$1	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	12,700	0	3	3	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	4,800	0	6	6	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	3,500	0	5	5	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	17,500	1	21	22	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023	5,100	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	9,500	0	2	2	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	1,400	0	1	1	0	0

					$0	$48	$48	$1	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.823%	Annual	10/30/2019		$257,000	$0	$(14)	$(14)	$1	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.852	Annual	10/30/2019		257,300	0	(5)	(5)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		700	0	(55)	(55)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		700	0	(56)	(56)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		700	0	(56)	(56)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		1,400	0	(113)	(113)	1	0
Receive	1-Year BRL-CDI	7.345	Maturity	07/01/2021	BRL	29,100	0	(250)	(250)	1	0
Pay(7)	3-Month CAD Bank Bill	1.900	Semi-Annual	12/18/2029	CAD	900	19	(10)	9	0	(2)
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		1,900	14	(59)	(45)	1	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		3,400	(30)	562	532	0	(3)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		900	0	111	111	0	(1)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	(14)	77	63	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		$26,700	523	(598)	(75)	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021		9,400	68	214	282	0	(2)
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		22,000	(317)	(90)	(407)	5	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		3,000	22	(105)	(83)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		6,300	252	(391)	(139)	2	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,950	0	16	16	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		21,000	435	(726)	(291)	7	0
Receive	3-Month USD-LIBOR	2.460	Semi-Annual	04/09/2024		2,800	(5)	(129)	(134)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		3,700	(186)	(94)	(280)	0	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	0	13	13	0	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,900	0	23	23	0	0
Receive(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		1,600	(14)	13	(1)	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,600	(173)	545	372	0	(1)
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		1,800	(6)	275	269	0	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		300	7	33	40	0	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		2,800	105	281	386	0	(1)
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		2,400	(15)	0	(15)	0	(1)
Pay(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		1,500	121	45	166	0	0
Receive(7)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		1,000	(61)	(238)	(299)	0	(2)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		6,800	(26)	(848)	(874)	0	(9)
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2049		300	1	1	2	1	0

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.625%	Semi-Annual	01/16/2050		$100	$(1)	$3	$2	$0	$0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(1)	7	6	0	(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		3,300	(9)	(416)	(425)	0	(4)
Pay(7)	3-Month USD-LIBOR	1.678	Semi-Annual	08/21/2050		600	0	(4)	(4)	1	0
Pay(7)	3-Month USD-LIBOR	1.653	Semi-Annual	08/25/2051		450	0	(7)	(7)	1	0
Pay(7)	3-Month USD-LIBOR	1.635	Semi-Annual	08/31/2051		550	0	(11)	(11)	1	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	5,200	15	8	23	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021	EUR	30,700	(257)	(61)	(318)	0	(10)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022		64,700	88	(53)	35	0	(17)
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		41,900	286	647	933	13	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		5,200	(49)	17	(32)	1	0
Pay	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		9,900	324	374	698	0	(12)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		5,000	131	226	357	0	(5)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		19,300	(272)	201	(71)	0	(23)
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		8,100	194	(249)	(55)	123	0
Pay(7)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	4,400	12	36	48	4	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022		5,800	(7)	30	23	13	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		11,800	60	237	297	55	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		14,600	19	136	155	67	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		7,100	(19)	114	95	29	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		2,600	64	(110)	(46)	7	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2021	JPY	520,000	(3)	(10)	(13)	0	(1)
Receive(7)	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		2,260,000	(209)	(324)	(533)	44	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		350,000	6	(156)	(150)	14	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		180,000	18	(131)	(113)	10	0

							$1,110	$(1,124)	$(14)	$411	$(98)

Total Swap Agreements							$803	$(957)	$(154)	$419	$(111)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$110	$421	$532	$(42)	$(180)	$(111)	$(333)

(l)

Securities with an aggregate market value of $976 and cash of $6,340 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	115

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	AUD	2,222		$1,506	$6	$0
	10/2019	BRL	4,720		1,136	0	0
	10/2019	RUB	10,804		164	0	(2)
	10/2019		$1,143	BRL	4,720	2	(8)
	10/2019		7,980	DKK	54,242	0	(61)
	11/2019	CHF	606		$615	6	0
	11/2019	EUR	586		653	12	0
	11/2019	NOK	6,775		755	10	0
	11/2019		$2,438	EUR	2,200	0	(32)
	11/2019		304	NOK	2,720	0	(4)
	11/2019		404	SEK	3,890	0	(7)
	12/2019		66	INR	4,745	1	0
	01/2020	DKK	54,242		$8,045	64	0
	03/2020	RON	1,274	EUR	257	0	(8)
	03/2020		$2,831	CNH	20,418	17	0

BPS	10/2019	CAD	1,516		$1,145	1	0
	10/2019	GBP	934		1,151	3	0
	10/2019	INR	76,359		1,085	7	0
	10/2019	KRW	2,254,500		1,894	13	0
	10/2019	NZD	140		90	2	0
	10/2019	SEK	7,418		754	1	0
	10/2019		$1,532	AUD	2,255	1	(10)
	10/2019		397	CAD	529	2	0
	10/2019		436	CHF	431	0	(4)
	10/2019		372	EUR	341	0	0
	10/2019		390	GBP	323	7	0
	10/2019		549	INR	39,104	3	0
	10/2019		758	JPY	81,893	0	0
	10/2019		3,523	MXN	69,040	0	(37)
	10/2019		2	NOK	22	0	0
	10/2019		989	NZD	1,535	0	(28)
	10/2019		765	SEK	7,444	0	(9)
	10/2019		1,968	TWD	61,115	2	0
	10/2019		2,029	ZAR	28,981	0	(117)
	10/2019	ZAR	29,065		$1,976	70	(11)
	11/2019	EUR	7,801		8,661	131	0
	11/2019	NOK	3,140		350	5	0
	11/2019	PEN	805		242	3	0
	11/2019		$340	EUR	306	0	(5)
	12/2019	TWD	124,451		$4,001	0	(32)
	12/2019		$35	HKD	277	0	0
	12/2019		344	INR	24,727	3	0
	03/2020	RON	1,110	EUR	224	0	(7)
	05/2020		$3,445	INR	253,104	42	0
	09/2020	HKD	1,862		$237	0	(1)

BRC	10/2019	MXN	69,040		3,504	17	0
	11/2019	CAD	673		507	0	(1)
	11/2019	EUR	16,053		18,081	527	0
	11/2019	NOK	645		72	1	0
	11/2019		$648	EUR	585	0	(8)
	11/2019		823	JPY	88,300	0	(4)
	12/2019	HKD	3,969		$507	1	0
	01/2020		$3,452	MXN	69,040	0	(17)
	04/2020	INR	254,702		$3,511	0	(1)

BSS	01/2020	BRL	22,300		5,627	289	0

CBK	10/2019	AUD	2,053		1,406	20	0
	10/2019	BRL	49		12	0	0
	10/2019	CAD	1,498		1,139	8	0
	10/2019	CHF	398		404	5	0
	10/2019	DKK	59,419		9,107	432	0
	10/2019	EUR	1,773		1,960	27	0
	10/2019	JPY	249,328		2,333	27	0
	10/2019	MXN	76,716		3,807	0	(71)
	10/2019	NOK	3,439		380	2	0
	10/2019	NZD	2,667		1,693	23	0

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	RON	8,094	EUR	1,693	$0	$(11)
	10/2019	RUB	20,174		$310	0	(1)
	10/2019	SEK	15,547		1,612	33	0
	10/2019		$12	BRL	49	0	0
	10/2019		2,449	GBP	1,965	0	(33)
	10/2019		3	JPY	359	0	0
	10/2019		1,897	KRW	2,262,844	0	(9)
	10/2019		3,910	MXN	76,716	0	(32)
	10/2019		397	NOK	3,610	0	0
	10/2019		1,021	NZD	1,617	0	(9)
	10/2019		1,259	RON	5,371	0	(25)
	11/2019	CAD	551		$416	0	(1)
	11/2019	COP	1,285,960		380	11	0
	11/2019	EUR	1,762		1,955	28	0
	11/2019	JPY	107,500		1,013	15	0
	11/2019	PEN	4,233		1,248	4	(9)
	11/2019		$457	CAD	603	0	(1)
	11/2019		1,042	EUR	931	0	(24)
	11/2019		2,031	MXN	40,641	12	0
	11/2019		3,889	RUB	256,906	51	0
	11/2019		13,957	SEK	133,125	0	(395)
	12/2019	HKD	7,394		$945	1	0
	12/2019	KRW	2,262,844		1,900	9	0
	12/2019	PEN	2,701		799	0	0
	12/2019	TWD	5,331		172	0	(1)
	01/2020	BRL	10,800		2,668	83	0
	01/2020		$4,325	BRL	16,500	0	(376)
	03/2020	RON	1,118	EUR	225	0	(7)

DUB	10/2019	BRL	14,273		$3,430	0	(5)
	10/2019	TWD	61,115		1,980	10	0
	10/2019		$3,427	BRL	14,273	8	0
	11/2019		324	TWD	10,106	3	0
	12/2019		1,992		61,115	0	(11)
	03/2020	CNH	3,554		$493	0	(2)
	03/2020		$1,954	CNH	13,959	0	(6)

FBF	11/2019		375	TWD	11,708	4	0

GLM	10/2019	BRL	3,274		$786	0	(2)
	10/2019	JPY	350,000		3,276	35	0
	10/2019	KRW	3,576		3	0	0
	10/2019	MXN	3,091		157	1	0
	10/2019	NZD	3,597		2,283	31	0
	10/2019		$786	BRL	3,274	2	0
	10/2019		2,289	CAD	3,030	0	(1)
	10/2019		2,025	COP	6,482,201	0	(164)
	10/2019		627	GBP	503	0	(9)
	10/2019		904	MXN	17,714	0	(7)
	10/2019		1,199	NZD	1,898	0	(11)
	10/2019		879	RUB	56,802	0	(5)
	10/2019	ZAR	14,525		$970	11	0
	11/2019	MYR	2,100		510	9	0
	11/2019	RUB	100,726		1,528	0	(16)
	12/2019	INR	34,754		477	0	(10)
	12/2019		$873	MYR	3,659	0	(1)
	01/2020		4,353	BRL	16,600	0	(380)
	01/2020		352	DKK	2,385	0	(1)
	03/2020	EUR	239	RON	1,162	2	0

HUS	10/2019	AUD	636		$437	8	0
	10/2019	DKK	40		6	0	0
	10/2019	GBP	412		507	1	0
	10/2019	INR	59,610		811	0	(31)
	10/2019	MXN	2,936		150	1	0
	10/2019	NZD	1,366		879	24	0
	10/2019		$11,233	AUD	16,635	0	(5)
	10/2019		1,150	CHF	1,139	0	(8)
	10/2019		1,874	INR	135,969	45	0
	10/2019		1,140	NZD	1,813	0	(5)
	10/2019		880	RON	3,752	0	(18)
	10/2019		159	RUB	10,450	2	0
	11/2019	CHF	87		$90	3	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	117

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019	EUR	2,160		2,392	$30	$0
	11/2019	RUB	9,929		149	0	(3)
	11/2019	SEK	820		85	1	0
	11/2019	TWD	48,546		1,551	0	(19)
	11/2019		$300	CAD	397	0	0
	11/2019		11,063	JPY	1,156,149	0	(340)
	11/2019		579	TWD	18,050	5	0
	12/2019	CNY	707		$99	0	0
	12/2019	HKD	13,647		1,745	3	0
	12/2019	IDR	10,630,713		746	4	0
	12/2019		$302	HKD	2,363	0	(1)
	12/2019		455	IDR	6,418,379	0	(7)
	12/2019		181	TWD	5,618	1	0
	03/2020	CNH	10,217		$1,416	0	(9)
	04/2020		$3,471	INR	254,702	41	0

IND	12/2019		436	HKD	3,405	0	(1)

JPM	10/2019	AUD	958		$655	9	0
	10/2019	GBP	2,140		2,609	1	(24)
	10/2019	INR	39,104		546	0	(6)
	10/2019		$783	DKK	5,095	0	(39)
	10/2019		388	SEK	3,746	0	(8)
	10/2019		918	ZAR	13,379	0	(35)
	10/2019	ZAR	13,916		$989	71	0
	11/2019	CHF	210		212	1	0
	11/2019	EUR	546		607	10	0
	11/2019	JPY	53,100		505	12	0
	11/2019	NOK	3,290		365	3	0
	11/2019	TWD	5,681		181	0	(3)
	11/2019		$11,426	CAD	15,124	0	(3)
	11/2019		208	EUR	189	0	(1)
	11/2019		587	TWD	18,197	1	0
	12/2019	IDR	1,891,260		$133	1	0
	12/2019	ILS	392		112	0	(1)
	12/2019		$1,515	HKD	11,840	0	(4)
	12/2019		552	INR	39,838	7	0
	01/2020		1,693	MXN	34,027	1	0
	05/2020	INR	126,443		$1,755	13	0

MYI	10/2019	AUD	14,750		9,964	9	0
	10/2019	CAD	672		508	0	0
	10/2019		$4,886	JPY	516,989	0	(100)
	10/2019		955	ZAR	14,743	18	0
	11/2019	CAD	467		$355	2	0
	11/2019	MYR	1,400		340	6	0
	11/2019	SEK	4,505		465	6	0
	11/2019		$9,265	AUD	13,699	0	(8)
	11/2019		297	CAD	395	1	0
	11/2019		14,863	CHF	14,274	0	(508)
	11/2019		405	MYR	1,700	1	0
	12/2019	HKD	4,635		$592	1	0
	12/2019	SGD	5,501		3,965	0	(19)
	12/2019	TWD	18,379		598	2	0
	12/2019		$746	HKD	5,831	0	(2)
	12/2019		173	TWD	5,356	1	0
	03/2020	RON	1,120	EUR	225	0	(8)
	06/2021		23	EUR	18	0	(3)

NGF	12/2019	TWD	42,894		$1,403	13	0

RYL	10/2019	RON	1,029	EUR	216	0	(1)
	11/2019	MXN	40,641		$2,003	0	(41)
	11/2019		$9,651	EUR	8,663	0	(178)
	11/2019		12,550	NOK	112,095	0	(221)
	03/2020	CNH	96,767		$13,420	0	(80)
	03/2020	EUR	212	RON	1,029	2	0

SCX	10/2019	BRL	20,588		$4,944	0	(11)
	10/2019	CAD	1,053		794	0	(1)
	10/2019	EUR	1,031		1,136	12	0
	10/2019	KRW	4,767		4	0	0
	10/2019	NOK	10,460		1,173	23	0
	10/2019		$1,552	AUD	2,295	3	(6)
	10/2019		4,975	BRL	20,588	0	(20)
	10/2019		2	CAD	2	0	0

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019		$10	GBP	8	$0	$0
	10/2019		1,148	NOK	10,267	0	(20)
	10/2019		1,174	NZD	1,859	0	(9)
	10/2019		21	SEK	207	0	0
	11/2019	BRL	20,588		$4,965	22	0
	11/2019	TWD	7,089		227	0	(3)
	11/2019		$95	TWD	2,959	1	0
	12/2019	INR	13,452		$185	0	(4)
	12/2019		$759	HKD	5,929	0	(2)
	12/2019		4,967	IDR	72,184,441	74	0
	02/2020		1,853	PLN	7,264	0	(38)
	09/2020	HKD	18,830		$2,396	0	(8)

SOG	10/2019	GBP	647		791	0	(4)
	10/2019		$3,386	RUB	217,915	0	(32)

SSB	10/2019	DKK	80		$12	0	0
	10/2019		$144	MXN	2,828	0	(1)
	11/2019	CHF	190		$193	2	0
	11/2019	JPY	60,600		567	5	0
	11/2019		$564	CAD	745	1	(2)
	11/2019		175	SEK	1,700	0	(2)
	12/2019		41	IDR	577,714	0	(1)
	03/2020		1,191	CNY	8,544	2	0
	05/2020	INR	126,661		$1,762	17	0

TOR	11/2019		$91	CAD	120	0	0

UAG	10/2019	CHF	1,172		$1,186	11	0
	10/2019	EUR	727		799	7	0
	10/2019		$2,379	EUR	2,148	0	(38)
	10/2019		412	GBP	333	0	(2)
	10/2019		1,560	SEK	15,274	0	(8)
	11/2019	MYR	3,500		$850	15	0
	11/2019	SEK	3,480		361	7	0
	11/2019		$592	EUR	540	0	(2)
	12/2019	INR	21,103		$290	0	(6)
	12/2019		$128	IDR	1,823,241	0	(1)
	03/2020	EUR	493	RON	2,399	5	0

Total Forward Foreign Currency Contracts						$2,724	$(4,011)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.550	10/02/2019	17,600	$1	$0
	Put - OTC AUD versus USD		0.630	10/15/2019	3,000	0	0
	Call - OTC USD versus CAD	CAD	1.400	10/16/2019	2,800	0	0
	Call - OTC USD versus CAD		1.450	11/08/2019	7,000	1	0
	Call - OTC USD versus CHF	CHF	1.100	10/17/2019	9,800	1	0
	Call - OTC USD versus JPY	JPY	118.000	10/17/2019	8,700	1	0
	Call - OTC USD versus MXN	MXN	27.000	11/07/2019	5,000	1	0
	Call - OTC USD versus NOK	NOK	10.250	10/30/2019	10,000	1	0
	Call - OTC USD versus SEK	SEK	11.000	10/30/2019	14,000	1	0
	Put - OTC USD versus SGD	SGD	1.320	10/15/2019	5,000	1	0

GLM	Put - OTC USD versus BRL	BRL	4.015	12/12/2019	1,904	33	15

HUS	Put - OTC NZD versus USD	$	0.545	11/14/2019	2,000	0	0
	Call - OTC USD versus CAD	CAD	1.400	10/15/2019	4,000	0	0
	Call - OTC USD versus INR	INR	82.000	10/16/2019	4,600	33	0
	Call - OTC USD versus MXN	MXN	24.000	10/16/2019	2,000	0	0

						$74	$15

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	119

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779%	08/19/2020	1,500	$79	$80

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147	06/29/2020	217,000	2	2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,100	81	88
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,400	105	116

							$ 267	$286

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	$73.000	11/06/2019	16,500	$1	$0

Total Purchased Options					$342	$301

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400%	12/18/2019	400	$0	$0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	400	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	600	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	600	(1)	(1)

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	400	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	400	0	0

						$ (2)	$ (2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus BRL	BRL	3.880	12/12/2019	1,904	$(12)	$(5)
	Call - OTC USD versus BRL		4.280	12/12/2019	1,904	(22)	(26)

HUS	Put - OTC USD versus CNH	CNH	7.050	10/22/2019	1,900	(6)	(3)
	Call - OTC USD versus CNH		7.180	10/22/2019	1,900	(6)	(8)

						$(46)	$(42)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,900	$(25)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	12/13/2019	100	$(3)	$(2)

CBK	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.050	12/05/2019	500	(13)	(10)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	12,500	(79)	(87)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	600	(14)	(11)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.335	10/23/2019	2,700	(4)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.498	10/23/2019	2,600	(12)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.498	10/23/2019	2,600	(12)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.660	10/23/2019	2,700	(5)	(3)

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	435,000	(1)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	9,200	(82)	(95)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	11,600	(105)	(127)

							$(330)	$(360)

Total Written Options							$(403)	$(404)

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.104%	$100	$(3)	$1	$0	$(2)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	1,500	(54)	17	0	(37)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	1,600	(39)	(6)	0	(45)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310	500	(10)	(3)	0	(13)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	800	(27)	7	0	(20)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	900	(23)	(2)	0	(25)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	300	(10)	3	0	(7)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310	1,000	(19)	(6)	0	(25)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	1,400	(49)	15	0	(34)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	500	(13)	(1)	0	(14)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	200	(5)	(1)	0	(6)

							$(252)	$24	$0	$(228)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.797%	$400	$(18)	$4	$0	$(14)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525	200	(10)	6	0	(4)

							$(28)	$10	$0	$(18)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	2,000	$1,380	$0	$(27)	$0	$(27)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.240% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/23/2029	EUR	1,500	1,650	12	(30)	0	(18)

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	1,900	1,311	(7)	(18)	0	(25)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.245% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	11/15/2029	EUR	700	775	1	(15)	0	(14)

MYI	Floating rate equal to 6-Month EUR-EURIBOR plus 0.224% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/16/2029		800	898	(1)	(26)	0	(27)

								$5	$(116)	$0	$(111)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	121

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Pay	1-Year ILS-TELBOR	1.018%	Annual	03/01/2024	ILS	21,300	$0	$220	$220	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	1,200	$8	$(84)	$0	$(76)

Total Swap Agreements									$(267)	$54	$220	$(433)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$118	$0	$0	$118	$(122)	$0	$(2)	$(124)	$(6)	$0	$(6)
BPS	296	0	0	296	(261)	0	(82)	(343)	(47)	339	292
BRC	546	0	0	546	(31)	(2)	(134)	(167)	379	(320)	59
BSS	289	0	0	289	0	0	0	0	289	(310)	(21)
CBK	791	0	0	791	(1,005)	(10)	(52)	(1,067)	(276)	0	(276)
DBL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	21	80	0	101	(24)	(98)	0	(122)	(21)	(140)	(161)
FBF	4	0	0	4	0	0	0	0	4	0	4
GLM	91	15	0	106	(607)	(58)	(39)	(704)	(598)	575	(23)
GST	0	0	0	0	0	0	(73)	(73)	(73)	0	(73)
HUS	169	0	0	169	(446)	(11)	(14)	(471)	(302)	278	(24)
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	130	0	220	350	(124)	0	(10)	(134)	216	(130)	86
MYC	0	206	0	206	0	(223)	0	(223)	(17)	(182)	(199)
MYI	47	0	0	47	(648)	0	(27)	(675)	(628)	500	(128)
NGF	13	0	0	13	0	0	0	0	13	0	13
RYL	2	0	0	2	(521)	0	0	(521)	(519)	229	(290)
SCX	135	0	0	135	(122)	0	0	(122)	13	0	13
SOG	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)
SSB	27	0	0	27	(6)	0	0	(6)	21	0	21
UAG	45	0	0	45	(57)	0	0	(57)	(12)	0	(12)

Total Over the Counter	$2,724	$301	$220	$3,245	$(4,011)	$(404)	$(433)	$(4,848)

(n)

Securities with an aggregate market value of $2,209 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	110	110
Swap Agreements	0	9	0	0	412	421

	$0	$9	$0	$0	$523	$532

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,724	$0	$2,724
Purchased Options	0	0	0	15	286	301
Swap Agreements	0	0	0	0	220	220

	$0	$0	$0	$2,739	$506	$3,245

	$0	$9	$0	$2,739	$1,029	$3,777

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$42	$42
Futures	0	0	0	0	180	180
Swap Agreements	0	10	0	0	101	111

	$0	$10	$0	$0	$323	$333

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,011	$0	$4,011
Written Options	0	2	0	42	360	404
Swap Agreements	0	246	0	111	76	433

	$0	$248	$0	$4,164	$436	$4,848

	$0	$258	$0	$4,164	$759	$5,181

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Written Options	0	0	0	0	45	45
Futures	0	0	0	0	(1,863)	(1,863)
Swap Agreements	0	(118)	0	0	(4,574)	(4,692)

	$0	$(118)	$0	$0	$(6,407)	$(6,525)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$537	$0	$537
Purchased Options	0	0	0	(46)	430	384
Written Options	0	14	0	139	(349)	(196)
Swap Agreements	0	(42)	0	(1,932)	116	(1,858)

	$0	$(28)	$0	$(1,302)	$197	$(1,133)

	$0	$(146)	$0	$(1,302)	$(6,210)	$(7,658)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	123

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	1,054	1,054
Swap Agreements	0	102	0	0	639	741

	$0	$102	$0	$0	$1,688	$1,790

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,951)	$0	$(1,951)
Purchased Options	0	0	0	(42)	18	(24)
Written Options	0	(7)	0	84	(17)	60
Swap Agreements	0	30	0	1,407	(143)	1,294

	$0	$23	$0	$(502)	$(142)	$(621)

	$0	$125	$0	$(502)	$1,546	$1,169

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$123	$0	$123
Australia
Corporate Bonds & Notes	0	1,343	0	1,343
Non-Agency Mortgage-Backed Securities	0	195	0	195
Brazil
Corporate Bonds & Notes	0	1,568	0	1,568
Sovereign Issues	0	6,274	0	6,274
Canada
Corporate Bonds & Notes	0	1,573	0	1,573
Non-Agency Mortgage-Backed Securities	0	1,390	0	1,390
Sovereign Issues	0	463	0	463
Cayman Islands
Asset-Backed Securities	0	6,842	0	6,842
Corporate Bonds & Notes	0	5,088	0	5,088
China
Sovereign Issues	0	12,087	0	12,087
Denmark
Corporate Bonds & Notes	0	8,968	0	8,968
France
Sovereign Issues	0	15,241	0	15,241
Germany
Asset-Backed Securities	0	305	0	305
Corporate Bonds & Notes	0	3,714	0	3,714
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,254	0	1,254
Hong Kong
Corporate Bonds & Notes	0	218	0	218
India
Corporate Bonds & Notes	0	504	0	504
Indonesia
Corporate Bonds & Notes	0	210	0	210
Ireland
Asset-Backed Securities	0	2,272	0	2,272
Corporate Bonds & Notes	0	717	0	717
Israel
Sovereign Issues	0	561	0	561
Italy
Corporate Bonds & Notes	0	2,246	0	2,246
Sovereign Issues	0	8,334	0	8,334
Japan
Corporate Bonds & Notes	0	3,650	0	3,650
Sovereign Issues	0	17,902	0	17,902
Kuwait
Sovereign Issues	0	2,363	0	2,363
Lithuania
Sovereign Issues	0	529	0	529

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Luxembourg
Corporate Bonds & Notes	$0	$1,149	$0	$1,149
Malaysia
Sovereign Issues	0	1,266	0	1,266
Multinational
Corporate Bonds & Notes	0	1,095	0	1,095
Netherlands
Asset-Backed Securities	0	1,581	0	1,581
Corporate Bonds & Notes	0	5,697	0	5,697
Norway
Corporate Bonds & Notes	0	508	0	508
Peru
Sovereign Issues	0	3,511	0	3,511
Qatar
Sovereign Issues	0	4,745	0	4,745
Saudi Arabia
Corporate Bonds & Notes	0	202	0	202
Sovereign Issues	0	2,552	0	2,552
Singapore
Corporate Bonds & Notes	0	914	0	914
Slovenia
Sovereign Issues	0	1,800	0	1,800
Spain
Corporate Bonds & Notes	0	222	0	222
Sovereign Issues	0	15,029	0	15,029
Supranational
Corporate Bonds & Notes	0	3,116	0	3,116
Sweden
Corporate Bonds & Notes	0	679	0	679
Switzerland
Corporate Bonds & Notes	0	2,812	0	2,812
Sovereign Issues	0	474	0	474
United Arab Emirates
Corporate Bonds & Notes	0	408	0	408
Sovereign Issues	0	3,112	0	3,112
United Kingdom
Corporate Bonds & Notes	0	18,424	0	18,424
Non-Agency Mortgage-Backed Securities	0	9,917	0	9,917
Preferred Securities	0	214	0	214
United States
Asset-Backed Securities	0	11,390	0	11,390
Corporate Bonds & Notes	0	31,919	0	31,919
Loan Participations and Assignments	0	1,658	0	1,658
Municipal Bonds & Notes	0	650	0	650
Non-Agency Mortgage-Backed Securities	0	22,930	0	22,930
U.S. Government Agencies	0	104,152	0	104,152
U.S. Treasury Obligations	0	17,207	0	17,207

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short-Term Instruments
Repurchase Agreements	$0	$4,629	$0	$4,629
Argentina Treasury Bills	0	10	0	10
Italy Treasury Bills	0	6,651	0	6,651
U.S. Treasury Bills	0	51	0	51

	$0	$386,608	$0	$386,608

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,016	$0	$0	$4,016

Total Investments	$4,016	$386,608	$0	$390,624

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(3,910)	$0	$(3,910)
United States
U.S. Government Agencies	0	(843)	0	(843)

	$0	$(4,753)	$0	$(4,753)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$110	$420	$0	$530
Over the counter	0	3,245	0	3,245

	$110	$3,665	$0	$3,775

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(180)	(153)	0	(333)
Over the counter	0	(4,848)	0	(4,848)

	$(180)	$(5,001)	$0	$(5,181)

Total Financial Derivative Instruments	$(70)	$(1,336)	$0	$(1,406)

Totals	$3,946	$380,519	$0	$384,465

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	125

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.4%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	13,660	$101
79.499% (ARLLMONP) due 06/21/2020 ~(a)		27,920	211

Total Argentina (Cost $1,640)			312

AUSTRALIA 0.4%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
2.810% due 07/21/2026	AUD	752	507

CORPORATE BONDS & NOTES 0.3%

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		$400	401

Telstra Corp. Ltd.
4.800% due 10/12/2021		1,900	1,992

Volkswagen Financial Services Australia Pty. Ltd.
2.950% due 06/22/2020	AUD	500	341

Woolworths Group Ltd.
4.550% due 04/12/2021		$300	309

			3,043

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
2.420% due 01/25/2049 •	AUD	1,203	813

Total Australia (Cost $4,581)			4,363

BRAZIL 3.4%

CORPORATE BONDS & NOTES 0.3%

Petrobras Global Finance BV
5.093% due 01/15/2030		$3,397	3,548

SOVEREIGN ISSUES 3.1%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	46,000	10,934

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2021		86,173	22,250

			33,184

Total Brazil (Cost $37,684)			36,732

CANADA 1.3%

CORPORATE BONDS & NOTES 0.8%

Bank of Nova Scotia
1.875% due 04/26/2021		$1,800	1,800

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		900	919

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~		600	600
2.819% (US0003M + 0.700%) due 06/15/2020 ~		600	601

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,321

Royal Bank of Canada
2.300% due 03/22/2021		$1,700	1,709

Toronto-Dominion Bank
2.500% due 01/18/2022		1,300	1,318

			8,268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
2.044% due 06/01/2020	CAD	329	$248
2.244% due 07/01/2020		829	627
2.244% due 08/01/2020		368	278

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		795	609

			1,762

SOVEREIGN ISSUES 0.3%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)		474	463

Province of Alberta
1.250% due 06/01/2020		2,400	1,805
3.350% due 11/01/2023		$300	319

Province of Ontario
2.450% due 06/29/2022		200	204
4.000% due 10/07/2019		400	400

Province of Quebec
2.750% due 08/25/2021		300	305

			3,496

Total Canada (Cost $13,475)			13,526

CAYMAN ISLANDS 3.6%

ASSET-BACKED SECURITIES 1.8%

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		$600	595

Figueroa CLO Ltd.
3.203% due 01/15/2027 •		1,862	1,861

Gallatin CLO Ltd.
3.328% due 01/21/2028 •		1,200	1,199

Jamestown CLO Ltd.
2.993% due 07/15/2026 •		765	763
3.523% due 01/17/2027 •		2,908	2,918

Mountain View CLO Ltd.
3.103% due 10/15/2026 •		447	446

OCP CLO Ltd.
3.153% due 04/17/2027 •		1,284	1,285

Octagon Investment Partners Ltd.
3.403% due 04/15/2026 •		674	674

Staniford Street CLO Ltd.
3.299% due 06/15/2025 •		519	520

Telos CLO Ltd.
3.573% due 01/17/2027 •		3,377	3,378

THL Credit Wind River CLO Ltd.
3.183% due 01/15/2026 •		2,600	2,601

Venture CDO Ltd.
3.183% due 04/15/2027		400	399

WhiteHorse Ltd.
3.233% due 04/17/2027 •		431	431

Zais CLO Ltd.
3.453% due 04/15/2028 •		2,200	2,203

			19,273

CORPORATE BONDS & NOTES 1.8%

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		400	425

KSA Sukuk Ltd.
2.894% due 04/20/2022		900	914
4.303% due 01/19/2029		5,500	6,166

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		500	519
5.250% due 08/15/2022		1,600	1,690

QNB Finance Ltd.
3.474% (US0003M + 1.350%) due 05/31/2021 ~		7,800	7,909

Sands China Ltd.
4.600% due 08/08/2023		300	318
5.125% due 08/08/2025		400	440
5.400% due 08/08/2028		800	903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tencent Holdings Ltd.
3.595% due 01/19/2028		$300	$314

			19,598

Total Cayman Islands (Cost $37,929)			38,871

CHINA 4.5%

CORPORATE BONDS & NOTES 0.1%

Industrial & Commercial Bank of China Ltd.
2.937% (US0003M + 0.750%) due 11/08/2020 ~		$700	701

SOVEREIGN ISSUES 4.4%

China Development Bank
3.050% due 08/25/2026	CNY	27,300	3,671
3.680% due 02/26/2026		93,900	13,168
3.800% due 01/25/2036		6,000	828
4.040% due 04/10/2027		44,000	6,271
4.150% due 10/26/2025		12,000	1,728
4.240% due 08/24/2027		127,000	18,338

China Government Bond
2.740% due 08/04/2026		26,200	3,572

			47,576

Total China (Cost $49,584)			48,277

DENMARK 3.0%

CORPORATE BONDS & NOTES 3.0%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	30,000	4,394
1.500% due 10/01/2037		6,670	1,006
1.500% due 10/01/2050		21,999	3,292
2.000% due 10/01/2047		8,043	1,209

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		1,328	200
1.500% due 10/01/2050		3,600	539
2.000% due 10/01/2047		21,828	3,275
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		55,300	8,146
1.500% due 10/01/2037		3,351	505
1.500% due 10/01/2050		55,824	8,367
2.000% due 10/01/2050		6,517	980
2.500% due 10/01/2036		341	52
2.500% due 10/01/2047		33	5

Realkredit Danmark A/S
2.500% due 04/01/2036		254	38
2.500% due 07/01/2047		46	7

Total Denmark (Cost $32,091)			32,015

FRANCE 1.5%

CORPORATE BONDS & NOTES 0.2%

Dexia Credit Local S.A.
0.750% due 01/25/2023	EUR	1,600	1,813

SOVEREIGN ISSUES 1.3%

France Government International Bond
2.000% due 05/25/2048 (k)		6,800	10,438
3.250% due 05/25/2045 (k)		2,100	3,899

			14,337

Total France (Cost $12,027)			16,150

GERMANY 1.1%

ASSET-BACKED SECURITIES 0.1%

Driver Multi-Compartment S.A.
0.000% due 02/21/2026 •	EUR	838	916

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.0%

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	900	$975
3.577% (US0003M + 1.290%) due 02/04/2021 ~		$500	497
4.250% due 02/04/2021		500	505
4.250% due 10/14/2021		4,500	4,566

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	300	334

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,100	1,116

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		300	304

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	223
5.375% due 04/23/2024	NZD	1,400	1,033
5.500% due 03/29/2022	AUD	1,100	822

			10,375

Total Germany (Cost $11,475)			11,291

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,000	1,045

Total Guernsey, Channel Islands (Cost $998)			1,045

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$600	653

Total Hong Kong (Cost $598)			653

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

ICICI Bank Ltd.
3.500% due 03/18/2020		$3,100	3,112

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		1,000	1,010

State Bank of India
4.000% due 01/24/2022		300	308

Total India (Cost $4,421)			4,430

INDONESIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$400	420

Total Indonesia (Cost $398)			420

IRELAND 1.6%

ASSET-BACKED SECURITIES 0.6%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	600	658

Dorchester Park CLO DAC
3.178% due 04/20/2028 •		$2,100	2,093

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,400	1,528

Toro European CLO DAC
0.900% due 10/15/2030 •		2,100	2,292

			6,571

CORPORATE BONDS & NOTES 0.9%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$800	832
4.500% due 05/15/2021		1,100	1,136
5.000% due 10/01/2021		600	631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AIB Group PLC
4.750% due 10/12/2023		$300	$318

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	400	454

GE Capital UK Funding Unlimited Co.
5.875% due 11/04/2020	GBP	2,000	2,573

German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	2,000	2,423

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$300	302

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		700	700

			9,369

SOVEREIGN ISSUES 0.1%

Ireland Government International Bond
5.400% due 03/13/2025	EUR	800	1,149

Total Ireland (Cost $17,659)			17,089

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
3.250% due 01/17/2028		$600	651
4.125% due 01/17/2048		600	707

Total Israel (Cost $1,191)			1,358

ITALY 2.5%

CORPORATE BONDS & NOTES 0.8%

Banca Carige SpA
1.082% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	3,000	3,295
1.327% (EUR003M + 1.700%) due 10/25/2021 ~		3,100	3,425

UniCredit SpA
7.830% due 12/04/2023		$1,900	2,229

			8,949

SOVEREIGN ISSUES 1.7%

Italy Buoni Poliennali Del Tesoro
2.100% due 07/15/2026	EUR	4,700	5,674
2.500% due 11/15/2025		2,800	3,438
3.000% due 08/01/2029		6,300	8,283

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	959

			18,354

Total Italy (Cost $25,919)			27,303

JAPAN 8.4%

CORPORATE BONDS & NOTES 1.4%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,200	1,194
2.362% due 05/28/2021		200	200
2.827% (US0003M + 0.540%) due 08/04/2020 ~		4,400	4,410

Japan Tobacco, Inc.
2.000% due 04/13/2021		600	597

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		300	338

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		2,645	2,671

NTT Finance Corp.
1.900% due 07/21/2021		900	895

ORIX Corp.
3.250% due 12/04/2024		300	312

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		2,300	2,321
3.782% (US0003M + 1.680%) due 03/09/2021 ~		900	916

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	800	$900

Toyota Tsusho Corp.
3.625% due 09/13/2023		$400	418

			15,172

SOVEREIGN ISSUES 7.0%

Japan Bank for International Cooperation
2.375% due 07/21/2022		400	406
2.375% due 11/16/2022		400	406
2.500% due 06/01/2022		400	407
3.250% due 07/20/2023		1,100	1,155
3.375% due 10/31/2023		1,700	1,798

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		2,000	2,034

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	796,533	7,684
0.100% due 06/20/2029		1,160,000	11,075
0.500% due 09/20/2046		236,000	2,286
0.500% due 03/20/2049		977,000	9,410
0.700% due 12/20/2048		897,000	9,102
1.700% due 09/20/2032		2,500,000	28,440

Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,400	1,397

			75,600

Total Japan (Cost $85,595)			90,772

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	230
2.875% due 07/31/2043		100	118

Total Jersey, Channel Islands (Cost $377)			348

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$300	304
3.500% due 03/20/2027		5,400	5,832

Total Kuwait (Cost $5,674)			6,136

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$1,800	1,903

Total Lithuania (Cost $1,867)			1,903

LUXEMBOURG 0.5%

CORPORATE BONDS & NOTES 0.5%

Allergan Funding SCS
1.500% due 11/15/2023	EUR	100	115
3.000% due 03/12/2020		$200	201

Dream Global Funding SARL
1.375% due 12/21/2021	EUR	2,200	2,448

Emerald Bay S.A.
0.000% due 10/08/2020 (e)		572	613

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (e)		2,300	2,513

Total Luxembourg (Cost $6,098)			5,890

MALAYSIA 0.6%

SOVEREIGN ISSUES 0.6%

Malaysia Government International Bond
3.654% due 10/31/2019	MYR	25,600	6,117

Total Malaysia (Cost $6,170)			6,117

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	127

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
2.419% (US0003M + 0.300%) due 09/22/2037 ~		$996	$896

Total Multinational (Cost $719)			896

NETHERLANDS 2.6%

ASSET-BACKED SECURITIES 0.7%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	800	873

Dryden Euro CLO BV
0.880% due 01/15/2030 •		2,100	2,290

Jubilee CLO BV
0.367% due 12/15/2029 •		2,400	2,615

Tikehau CLO BV
0.880% due 12/07/2029 •		2,100	2,294

			8,072

CORPORATE BONDS & NOTES 1.9%

Cooperatieve Rabobank UA
2.973% (US0003M + 0.860%) due 09/26/2023 ~		$1,900	1,902
3.875% due 09/26/2023		2,400	2,545
6.625% due 06/29/2021 •(h)(i)	EUR	800	952
6.875% due 03/19/2020 (i)		1,200	1,350

Enel Finance International NV
2.650% due 09/10/2024		$1,300	1,303

ING Bank NV
2.625% due 12/05/2022		3,400	3,481

ING Groep NV
3.085% (US0003M + 1.000%) due 10/02/2023 ~		2,100	2,110
4.100% due 10/02/2023		2,100	2,231

JT International Financial Services BV
3.500% due 09/28/2023		2,400	2,499

Mondelez International Holdings Netherlands BV
2.866% (US0003M + 0.610%) due 10/28/2019 ~		1,000	1,001

Mylan NV
3.150% due 06/15/2021		1,000	1,013

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	300	412

			20,799

Total Netherlands (Cost $28,849)			28,871

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.2%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,900	1,930

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	100	110

			2,040

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	6,500	744

Total Norway (Cost $2,914)			2,784

PERU 1.3%

SOVEREIGN ISSUES 1.3%

Peru Government International Bond
5.940% due 02/12/2029	PEN	20,700	6,953
6.350% due 08/12/2028		21,900	7,570

Total Peru (Cost $12,916)			14,523

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.0%

CORPORATE BONDS & NOTES 0.0%

PKO Bank Hipoteczny S.A.
0.250% due 11/23/2021	EUR	100	$110

Total Poland (Cost $112)			110

QATAR 1.5%

SOVEREIGN ISSUES 1.5%

Qatar Government International Bond
3.375% due 03/14/2024		$1,200	1,258
3.875% due 04/23/2023		6,000	6,354
4.000% due 03/14/2029		3,700	4,105
4.500% due 01/20/2022		300	316
4.500% due 04/23/2028		3,000	3,425
4.817% due 03/14/2049		600	744

Total Qatar (Cost $14,790)			16,202

SAUDI ARABIA 1.4%

SOVEREIGN ISSUES 1.4%

Saudi Government International Bond
2.375% due 10/26/2021		$7,100	7,118
2.875% due 03/04/2023		1,700	1,730
3.250% due 10/26/2026		500	517
3.625% due 03/04/2028		1,100	1,168
4.000% due 04/17/2025		3,200	3,434
4.375% due 04/16/2029		800	900

Total Saudi Arabia (Cost $14,310)			14,867

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$400	400
3.500% due 09/18/2027		400	412

DBS Bank Ltd.
3.300% due 11/27/2021		700	717

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~		1,100	1,102

Total Singapore (Cost $2,598)			2,631

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
5.250% due 02/18/2024		$2,210	2,511

Total Slovenia (Cost $2,298)			2,511

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%

Republic of South Africa Government International Bond
4.850% due 09/30/2029		$200	200

Total South Africa (Cost $200)			200

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$700	698

SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		300	316

Total South Korea (Cost $994)			1,014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 6.7%

CORPORATE BONDS & NOTES 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	2,200	$2,542
6.750% due 02/18/2020 •(h)(i)		1,000	1,112

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		600	692

			4,346

SOVEREIGN ISSUES 6.3%

Autonomous Community of Andalusia
4.850% due 03/17/2020		800	892

Autonomous Community of Catalonia
4.220% due 04/26/2035		300	411
4.900% due 09/15/2021		1,800	2,134
4.950% due 02/11/2020		2,550	2,828

Autonomous Community of Madrid
4.688% due 03/12/2020		900	1,003

Spain Government International Bond
0.250% due 07/30/2024		3,700	4,142
0.600% due 10/31/2029		19,800	22,578
1.400% due 07/30/2028		12,100	14,749
1.450% due 04/30/2029		15,400	18,926
2.150% due 10/31/2025		500	623

			68,286

Total Spain (Cost $72,150)			72,632

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.3%

Lansforsakringar Hypotek AB
1.500% due 03/18/2021	EUR	1,200	1,345

Sveriges Sakerstallda Obligationer AB
2.000% due 06/17/2026	SEK	13,000	1,471

Total Sweden (Cost $2,923)			2,816

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Credit Suisse AG
0.750% due 09/17/2021	EUR	400	446
3.000% due 10/29/2021		$1,700	1,730
6.500% due 08/08/2023 (i)		3,000	3,348

UBS AG
2.200% due 06/08/2020		1,600	1,600
2.618% (US0003M + 0.480%) due 12/01/2020 ~		1,300	1,304
7.625% due 08/17/2022 (i)		1,300	1,468

UBS Group AG
3.126% due 08/13/2030 •		2,700	2,723

			12,619

SOVEREIGN ISSUES 0.0%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	474

Total Switzerland (Cost $12,742)			13,093

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$900	900

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		1,700	1,719
3.125% due 10/11/2027		1,500	1,579

			3,298

Total United Arab Emirates (Cost $4,089)			4,198

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 8.4%

CORPORATE BONDS & NOTES 5.2%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$6,100	$6,730

Barclays PLC
3.650% due 03/16/2025		1,900	1,949
8.000% due 12/15/2020 •(h)(i)	EUR	500	584
8.000% due 06/15/2024 •(h)(i)		$700	745

BAT International Finance PLC
2.750% due 06/15/2020		900	903

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	700	898

FCE Bank PLC
0.088% due 08/26/2020 •	EUR	200	217
0.869% due 09/13/2021		500	545
1.660% due 02/11/2021		300	333

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,305

HSBC Holdings PLC
2.782% (US0003M + 0.650%) due 09/11/2021 ~		$2,200	2,203
3.512% (US0003M + 1.380%) due 09/12/2026 ~		2,200	2,219
4.292% due 09/12/2026 •		2,200	2,363

Imperial Brands Finance PLC
3.125% due 07/26/2024		2,700	2,709
3.500% due 07/26/2026		2,700	2,703

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	800	1,253
5.125% due 03/07/2025		1,600	2,401

Nationwide Building Society
3.766% due 03/08/2024 •		$800	822

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	365

Reckitt Benckiser Treasury Services PLC
2.695% (US0003M + 0.560%) due 06/24/2022 ~		$700	698

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •		1,900	1,926
3.628% (US0003M + 1.470%) due 05/15/2023 ~		2,000	2,003
3.875% due 09/12/2023		500	516
4.269% due 03/22/2025 •		200	209
5.076% due 01/27/2030 •		2,200	2,464
7.500% due 08/10/2020 •(h)(i)		300	307
8.625% due 08/15/2021 •(h)(i)		2,300	2,469

Santander UK Group Holdings PLC
2.875% due 08/05/2021		1,600	1,607
4.750% due 09/15/2025		1,300	1,358
4.796% due 11/15/2024 •		2,100	2,251
6.750% due 06/24/2024 •(h)(i)	GBP	1,400	1,801
7.375% due 06/24/2022 •(h)(i)		800	1,042

Santander UK PLC
4.250% due 04/12/2021	EUR	500	584

Tesco PLC
6.125% due 02/24/2022	GBP	175	240

Tesco Property Finance PLC
5.411% due 07/13/2044		574	900

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		700	909

Virgin Money PLC
2.250% due 04/21/2020		1,100	1,360

			55,891

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

Aggregator of Loans Backed by Assets PLC
1.964% due 04/24/2049		1,654	2,038

Eurohome UK Mortgages PLC
0.935% due 06/15/2044 •		1,252	1,488

Eurosail PLC
0.932% due 06/10/2044 •		33	40
1.730% due 06/13/2045 •		1,048	1,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harben Finance PLC
1.561% due 08/20/2056 •	GBP	1,511	$1,853

Hawksmoor Mortgages
0.000% due 05/25/2053 •		3,800	4,683

Lanark Master Issuer PLC
1.581% (BP0003M + 0.820%) due 12/22/2069 ~		1,680	2,073

Newgate Funding PLC
1.781% due 12/15/2050 •		493	584
2.031% due 12/15/2050 •		247	292

Residential Mortgage Securities PLC
1.726% due 12/20/2046 •		797	980
1.979% due 09/20/2065 •		1,591	1,965

Resloc UK PLC
0.941% due 12/15/2043 •		1,436	1,669

Ripon Mortgages PLC
1.561% due 08/20/2056 •		4,004	4,911

Stanlington PLC
1.780% due 06/12/2046 •		2,744	3,374

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •		2,737	3,374
1.961% due 02/20/2054 •		1,751	2,154

Twin Bridges PLC
1.560% due 09/12/2044 •		641	785

Uropa Securities PLC
0.972% due 06/10/2059 •		301	354
1.122% due 06/10/2059 •		74	84
1.322% due 06/10/2059 •		57	65
1.522% due 06/10/2059 •		61	69

			34,113

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		2,750	531

Total United Kingdom (Cost $92,153)			90,535

		PRINCIPAL AMOUNT (000S)
UNITED STATES 70.7%

ASSET-BACKED SECURITIES 7.2%

ACE Securities Corp. Home Equity Loan Trust
2.918% due 08/25/2035 •		$1,600	1,589

Amortizing Residential Collateral Trust
2.718% due 10/25/2031 •		5	5

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.958% due 06/25/2029 •		8	8

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.378% due 10/25/2035 •		562	565
2.398% due 02/25/2036 •		1,280	1,069

Asset-Backed Securities Corp. Home Equity Loan Trust
3.153% due 09/15/2033 •		3,160	3,166

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		293	294

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		1,380	1,384
4.066% due 09/28/2033 þ		74	74

Bear Stearns Asset-Backed Securities Trust
2.678% due 10/25/2032 •		1	1

Citigroup Mortgage Loan Trust
2.178% due 12/25/2036 •		586	407
2.198% due 01/25/2037 •		2,521	1,929
2.278% due 03/25/2036 •		1,475	1,419

Citigroup Mortgage Loan Trust, Inc.
2.678% due 07/25/2035 •		2,400	2,380

Countrywide Asset-Backed Certificates
2.148% due 12/25/2036 ^•		891	840
2.158% due 06/25/2037 •		736	698
2.158% due 06/25/2047 ^•		728	652

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.218% due 06/25/2037 ^•	$2,059	$1,883
2.518% due 02/25/2036 •	1,816	1,810

Countrywide Asset-Backed Certificates Trust
2.208% due 06/25/2047 •	868	862
2.758% due 08/25/2047 •	543	540

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •	4	4

EMC Mortgage Loan Trust
2.918% due 05/25/2043 •	70	70

First Franklin Mortgage Loan Trust
2.133% due 07/25/2036 •	2,013	1,916
2.963% due 03/25/2035 •	1,500	1,506

GSAMP Trust
2.258% due 09/25/2036 •	4,004	2,014
2.268% due 05/25/2046 •	2,147	2,067
2.278% due 02/25/2046 •	95	92
2.888% due 11/25/2034 •	565	563

Home Equity Asset Trust
2.203% due 07/25/2037 •	4	4

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	119	67

MASTR Asset-Backed Securities Trust
2.258% due 06/25/2036 •	4,155	2,452
2.518% due 10/25/2035 ^•	1,150	1,104

MASTR Specialized Loan Trust
2.388% due 01/25/2037 •	1,170	655

Merrill Lynch Mortgage Investors Trust
2.348% due 07/25/2036 •	4,609	4,408
2.738% due 05/25/2036 •	44	43

Morgan Stanley ABS Capital, Inc. Trust
2.143% due 07/25/2036 •	244	213
2.148% due 01/25/2037 •	2,211	1,364
2.158% due 05/25/2037 •	2,074	1,627
2.258% due 06/25/2036 •	1,932	1,383
2.948% due 02/25/2035 •	2,866	2,781
2.978% due 09/25/2034 •	2,202	2,214

Morgan Stanley Home Equity Loan Trust
2.248% due 04/25/2037 •	1,682	1,139

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	2,030	898

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.308% due 03/25/2036 •	1,700	1,677

NovaStar Mortgage Funding Trust
2.148% due 03/25/2037 •	1,467	1,095
2.558% due 05/25/2036 •	2,800	2,637

Renaissance Home Equity Loan Trust
3.018% due 12/25/2033 •	10	10
5.294% due 01/25/2037 þ	549	287
5.731% due 11/25/2036 þ	2,018	1,106

Residential Asset Mortgage Products Trust
2.578% due 06/25/2032 •	4	3

Residential Asset Securities Corp. Trust
2.268% due 11/25/2036 ^•	5,523	5,042
2.813% due 01/25/2035 •	82	82

Saxon Asset Securities Trust
2.328% due 09/25/2047 •	2,108	2,059

Soundview Home Loan Trust
2.268% due 11/25/2036 •	2,300	2,167
2.298% due 05/25/2036 •	1,000	986
2.968% due 10/25/2037 •	1,885	1,588

Specialty Underwriting & Residential Finance Trust
2.168% due 06/25/2037 •	450	299
2.768% due 06/25/2036 •	209	210

Structured Asset Investment Loan Trust
2.191% due 07/25/2036 •	1,429	997
2.698% due 01/25/2033 •	1,124	1,127
2.918% due 09/25/2034 •	133	133

Structured Asset Securities Corp.
2.768% due 02/25/2035 •	3,410	3,354

Terwin Mortgage Trust
2.958% due 11/25/2033 •	40	39

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	2,400	2,456

		77,513

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	129

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 13.3%

AbbVie, Inc.
3.750% due 11/14/2023		$2,200	$2,314

AIG Global Funding
2.300% due 07/01/2022		2,600	2,608

Air Lease Corp.
3.500% due 01/15/2022		2,300	2,360

Ally Financial, Inc.
8.000% due 03/15/2020		100	102

American Honda Finance Corp.
2.637% (US0003M + 0.350%) due 11/05/2021 ~		400	400

American International Group, Inc.
3.900% due 04/01/2026		1,000	1,066

American Tower Corp.
2.250% due 01/15/2022		800	801
2.800% due 06/01/2020		400	402
3.450% due 09/15/2021		2,000	2,047

Andeavor Logistics LP
5.500% due 10/15/2019		2,200	2,202

Anheuser-Busch InBev Finance, Inc.
3.700% due 02/01/2024		1,900	2,032

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,700	2,012
2.888% (US0003M + 0.750%) due 06/01/2021 ~		$700	704
3.253% (US0003M + 0.950%) due 07/15/2021 ~		1,900	1,917
3.312% (US0003M + 1.180%) due 06/12/2024 ~		1,100	1,121

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		500	509

Bank of America Corp.
5.875% due 03/15/2028 •(h)		1,200	1,300

BAT Capital Corp.
2.765% due 08/14/2020 •		1,500	1,503

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~		900	899
3.129% (US0003M + 1.010%) due 12/15/2023 ~		800	801
4.250% due 12/15/2025		400	427
4.375% due 12/15/2028		400	432

BP Capital Markets America, Inc.
3.790% due 02/06/2024		1,300	1,384

British Airways Pass-Through Trust
3.350% due 12/15/2030		2,700	2,760

Broadcom Corp.
3.000% due 01/15/2022		4,400	4,444

Campbell Soup Co.
2.619% (US0003M + 0.500%) due 03/16/2020 ~		200	200
3.300% due 03/15/2021		300	304
3.650% due 03/15/2023		600	625

Celgene Corp.
3.250% due 08/15/2022		2,600	2,680

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		300	312

Charter Communications Operating LLC
3.750% due 02/15/2028		1,900	1,952
5.125% due 07/01/2049		400	428
6.384% due 10/23/2035		500	607

CNH Industrial Capital LLC
4.375% due 11/06/2020		900	918

Conagra Brands, Inc.
2.811% (US0003M + 0.500%) due 10/09/2020 ~		800	800
3.800% due 10/22/2021		1,100	1,135

Continental Resources, Inc.
4.375% due 01/15/2028		400	414

Crown Castle International Corp.
3.400% due 02/15/2021		1,100	1,115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Health Corp.
3.350% due 03/09/2021		$213	$217
3.700% due 03/09/2023		1,800	1,875

D.R. Horton, Inc.
4.375% due 09/15/2022		400	420

Dell International LLC
4.420% due 06/15/2021		1,500	1,547

Delta Air Lines, Inc.
2.875% due 03/13/2020		500	501

Discover Bank
4.650% due 09/13/2028		2,100	2,341

Discovery Communications LLC
2.800% due 06/15/2020		200	201
2.950% due 03/20/2023		2,000	2,034

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		700	703

Duke Energy Corp.
2.400% due 08/15/2022		1,500	1,516
2.675% (US0003M + 0.500%) due 05/14/2021 ~		900	904

EQT Corp.
2.869% (US0003M + 0.770%) due 10/01/2020 ~		1,900	1,896

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		400	400

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	600	668

Fiserv, Inc.
3.200% due 07/01/2026		$2,300	2,386

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	300	321
0.000% due 12/07/2022 •		200	210
0.030% due 05/14/2021 •		100	108
2.681% due 01/09/2020		$1,800	1,800
3.200% due 01/15/2021		500	501

Fox Corp.
3.666% due 01/25/2022		600	620

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		500	501

General Electric Co.
0.375% due 05/17/2022	EUR	1,500	1,629

General Mills, Inc.
2.862% (US0003M + 0.540%) due 04/16/2021 ~		$200	201
3.200% due 04/16/2021		100	102

General Motors Financial Co., Inc.
3.161% (US0003M + 0.850%) due 04/09/2021 ~		100	100

GLP Capital LP
5.300% due 01/15/2029		1,400	1,548

Harley-Davidson Financial Services, Inc.
3.078% (US0003M + 0.940%) due 03/02/2021 ~		1,500	1,502

Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~		1,700	1,700

Jackson National Life Global Funding
2.375% due 09/15/2022		2,600	2,616

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		1,600	1,609

Kansas City Southern
2.350% due 05/15/2020		200	200

Kilroy Realty LP
3.450% due 12/15/2024		200	208

Kinder Morgan, Inc.
5.000% due 02/15/2021		900	930

Komatsu Finance America, Inc.
2.437% due 09/11/2022		900	902

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	$1,200	$1,198

L3Harris Technologies, Inc.
2.746% (US0003M + 0.480%) due 04/30/2020 ~	1,200	1,200

Martin Marietta Materials, Inc.
2.656% (US0003M + 0.500%) due 12/20/2019 ~	400	400

MassMutual Global Funding
2.250% due 07/01/2022	2,600	2,609

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	500	500

Metropolitan Life Global Funding
2.400% due 06/17/2022	2,100	2,119

MGM Resorts International
6.750% due 10/01/2020	300	312

Micron Technology, Inc.
4.185% due 02/15/2027	700	721

Mid-America Apartments LP
4.200% due 06/15/2028	1,000	1,104

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	1,500	1,501

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022	2,400	2,412

Navient Corp.
5.000% due 10/26/2020	300	304
8.000% due 03/25/2020	150	153

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	2,100	2,100

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022	300	302

Northwell Healthcare, Inc.
4.260% due 11/01/2047	800	895

Occidental Petroleum Corp.
2.900% due 08/15/2024	2,800	2,824

ONEOK, Inc.
4.550% due 07/15/2028	200	217

Pacific Gas & Electric Co.
4.250% due 05/15/2021 ^(c)	1,000	1,009

Protective Life Global Funding
2.262% due 04/08/2020	3,800	3,802

Reliance Standard Life Global Funding
2.625% due 07/22/2022	2,500	2,522

Rockwell Collins, Inc.
2.800% due 03/15/2022	1,000	1,017

S&P Global, Inc.
3.300% due 08/14/2020	200	202

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	700	723
6.250% due 03/15/2022	400	431

San Diego Gas & Electric Co.
3.600% due 09/01/2023	300	315

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	800	798

Southern Co.
2.950% due 07/01/2023	1,500	1,532

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	100	100

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	300	301

Spirit AeroSystems, Inc.
2.919% (US0003M + 0.800%) due 06/15/2021 ~	100	100
3.950% due 06/15/2023	2,400	2,491

Spirit Realty LP
4.000% due 07/15/2029	600	629

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Finance Corp.
8.250% due 12/15/2020	$300	$319

Sprint Communications, Inc.
7.000% due 03/01/2020	3,200	3,260

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	300	302
4.738% due 09/20/2029	400	426

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	700	734

Tech Data Corp.
3.700% due 02/15/2022	600	614

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	1,300	1,300

Time Warner Cable LLC
5.000% due 02/01/2020	900	907

TTX Co.
2.600% due 06/15/2020	300	301

United Technologies Corp.
3.950% due 08/16/2025	700	767

Verizon Communications, Inc.
4.016% due 12/03/2029	712	792
4.329% due 09/21/2028	496	563

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021	2,300	2,378

Wells Fargo & Co.
2.500% due 03/04/2021	600	603
3.393% (US0003M + 1.110%) due 01/24/2023 ~	1,800	1,821
3.486% (US0003M + 1.230%) due 10/31/2023 ~	2,700	2,742

Wells Fargo Bank N.A.
3.550% due 08/14/2023	2,200	2,313

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,847	2,903

		142,842

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	884	879

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~	1,258	1,267

Hilton Worldwide Finance LLC
3.768% (LIBOR03M + 1.750%) due 06/22/2026 ~	571	576

		2,722

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	800	1,040

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	396	566

		1,606

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•	169	161

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	1,677	1,623

Banc of America Mortgage Trust
4.704% due 06/25/2035 ~	89	86

BCAP LLC Trust
3.222% due 01/26/2047 •	28	26
5.250% due 08/26/2037 ~	18	18

Bear Stearns Adjustable Rate Mortgage Trust
3.441% due 05/25/2034 ~	6	5
3.960% due 09/25/2034 ~	53	54

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.342% due 08/25/2033 ~	$5	$5
4.380% due 05/25/2047 ^~	131	125
4.419% due 10/25/2033 ~	5	5
4.453% due 11/25/2034 ~	3	3
4.855% due 05/25/2034 ~	10	10

Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •	35	35
3.962% due 08/25/2036 ^~	123	83
4.040% due 11/25/2035 ^~	290	255
4.496% due 05/25/2035 ~	9	9

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~	67	60

Chase Mortgage Finance Trust
3.771% due 07/25/2037 ~	77	71

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.168% due 01/25/2036 •	1,655	1,654

Citigroup Mortgage Loan Trust
3.632% due 08/25/2036 •	5,344	2,623
4.218% due 09/25/2037 ^~	147	144

Citigroup Mortgage Loan Trust, Inc.
4.430% due 08/25/2035 ^~	1,178	1,099

Commercial Mortgage Trust
1.489% due 01/10/2046 ~(a)	3,049	111

Countrywide Alternative Loan Trust
2.228% due 07/25/2046 ^•	1,447	1,347
2.254% due 07/20/2046 ^•	153	128
2.298% due 02/25/2037 •	217	202
2.348% due 09/25/2035 •	1,078	887
2.368% due 05/25/2037 ^•	111	48
3.696% due 11/25/2047 ^•	758	680
3.946% due 11/25/2035 •	29	28
4.058% due 11/25/2035 ^~	157	150
4.393% due 02/25/2037 ^~	39	39
4.486% due 11/25/2035 •	10	9
5.250% due 06/25/2035 ^	14	13
6.250% due 12/25/2036	2,805	1,968
6.250% due 08/25/2037 ^	25	21
6.500% due 06/25/2036 ^	54	40

Countrywide Home Loan Mortgage Pass-Through Trust
2.218% due 04/25/2046 •	282	270
2.288% due 04/25/2046 •	3,938	1,736
2.778% due 09/25/2034 •	19	19
3.803% due 08/25/2034 ^~	3	3
4.166% due 08/25/2034 ^~	16	16
4.178% due 04/20/2035 ~	1	1
6.000% due 07/25/2036	1,457	1,217

Countrywide Home Loan Reperforming REMIC Trust
2.358% due 06/25/2035 •	81	78

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	166	81

DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	900	4
0.883% due 11/10/2046 ~(a)	647	3

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.158% due 07/25/2047 •	534	514

GreenPoint Mortgage Funding Trust
2.558% due 11/25/2045 •	8	7

GS Mortgage Securities Corp.
1.654% due 02/10/2046 ~(a)	2,280	96

GS Mortgage Securities Trust
2.109% due 11/10/2045 ~(a)	1,775	89

GSC Capital Corp. Mortgage Trust
2.198% due 05/25/2036 ^•	1,910	1,809

GSMPS Mortgage Loan Trust
2.368% due 01/25/2036 •	2,445	2,140

GSR Mortgage Loan Trust
3.916% due 06/25/2034 ~	12	12
4.300% due 03/25/2033 •	5	5
4.715% due 01/25/2035 ~	17	17

HarborView Mortgage Loan Trust
2.384% due 06/20/2035 •	21	21
3.296% due 12/19/2036 ^•	96	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
2.738% due 10/25/2034 •	$507	$509
3.018% due 07/25/2033 •	3	3

IndyMac Mortgage Loan Trust
3.819% due 09/25/2035 ^~	63	59

JPMorgan Mortgage Trust
4.114% due 10/25/2035 ~	19	19
4.246% due 11/25/2033 ~	4	4
6.000% due 06/25/2037	2,031	1,553

JPMorgan Resecuritization Trust
5.434% due 07/27/2037 ~	576	582

Lehman XS Trust
2.223% due 08/25/2046 •	2,084	2,105

Luminent Mortgage Trust
2.208% due 05/25/2046 •	1,938	1,783

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	44	8
6.000% due 02/25/2036	761	596

Merrill Lynch Mortgage Investors Trust
4.246% due 02/25/2036 ~	86	88
4.291% due 02/25/2036 ~	22	22
4.437% due 02/25/2033 ~	6	6
4.880% due 05/25/2033 ~	13	13

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ	217	139

OBX Trust
2.668% due 06/25/2057 •	1,151	1,150

Residential Accredit Loans, Inc. Trust
2.198% due 06/25/2046 •	328	131
3.390% due 10/25/2037 ~	549	520
3.946% due 08/25/2035 •	240	234
6.250% due 02/25/2037	2,434	2,283

Residential Asset Securitization Trust
2.418% due 01/25/2046 ^•	58	25
5.750% due 02/25/2036	1,247	1,245

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1

Sequoia Mortgage Trust
2.244% due 07/20/2036 •	198	194
2.394% due 07/20/2033 •	37	36

Structured Adjustable Rate Mortgage Loan Trust
4.159% due 08/25/2035 ~	133	136
4.396% due 09/25/2035 ~	180	176
4.458% due 02/25/2034 ~	7	7
4.608% due 04/25/2034 ~	12	13

Structured Asset Mortgage Investments Trust
2.138% due 08/25/2036 •	1,678	1,545
2.228% due 05/25/2036 •	66	63
2.238% due 05/25/2036 •	151	144
2.238% due 09/25/2047 •	265	261
2.637% due 07/19/2034 •	6	6

Structured Asset Securities Corp.
2.298% due 01/25/2036 •	1,526	1,414

Structured Asset Securities Corp. Mortgage Loan Trust
2.308% due 10/25/2036 •	857	759

TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ	213	114

Thornburg Mortgage Securities Trust
3.233% due 06/25/2037 •	176	163
3.268% due 06/25/2037 ^•	150	143
3.283% due 06/25/2047 ^•	93	87
4.031% due 09/25/2037 ~	14	14

WaMu Mortgage Pass-Through Certificates Trust
2.328% due 01/25/2045 •	23	23
2.378% due 10/25/2045 •	1,164	1,155
2.405% due 02/27/2034 •	15	15
2.598% due 07/25/2045 •	552	550
3.675% due 12/25/2036 ^~	544	521
3.875% due 09/25/2036 ~	245	239
4.215% due 12/25/2035 ~	255	255
4.684% due 06/25/2033 ~	4	4

Washington Mutual Mortgage Pass-Through Certificates Trust
3.386% due 07/25/2046 ^•	45	34
6.500% due 03/25/2036	2,212	1,776

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	131

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	$86	$84
6.000% due 06/25/2037 ^	214	218

Wells Fargo Mortgage-Backed Securities Trust
4.995% due 06/25/2035 ~	109	114

Wells Fargo-RBS Commercial Mortgage Trust
1.338% due 03/15/2045 ~(a)	4,717	159

		45,561

U.S. GOVERNMENT AGENCIES 39.2%

Fannie Mae
2.418% due 06/25/2036 •	42	42
4.284% due 12/01/2034 •	15	16
4.295% due 06/01/2021	2,898	3,000
4.726% due 11/01/2034 •	35	37
6.000% due 04/25/2043 - 07/25/2044	95	108
6.500% due 11/25/2042	94	107

Fannie Mae UMBS
3.500% due 12/01/2047 - 06/01/2048	6,795	7,054
4.000% due 06/01/2048 - 09/01/2048	2,827	2,943

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	59,700	60,577
3.500% due 10/01/2034 - 12/01/2049	163,900	168,204
4.000% due 10/01/2049 - 11/01/2049	159,000	165,079

Freddie Mac
1.107% due 11/25/2022 ~(a)	3,088	80
2.169% due 01/15/2038 ~(a)	564	39
2.580% due 01/15/2038	564	560
2.628% due 12/15/2037 •	15	15
3.500% due 07/01/2048	7,706	7,924
3.646% due 10/25/2044 •	82	83

Ginnie Mae
3.079% due 07/20/2066 •	1,930	1,948
3.079% due 11/20/2066	2,996	3,026
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	11	11
3.875% due 05/20/2028 - 06/20/2030 •	18	18
4.000% due 01/20/2030 •	5	5
4.125% due 11/20/2026 - 12/20/2026 •	6	5
6.000% due 08/20/2034	388	435

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCUA Guaranteed Notes
2.617% due 12/08/2020 •		$589	$591

Small Business Administration
5.600% due 09/01/2028		130	142

			422,049

U.S. TREASURY OBLIGATIONS 6.4%

U.S. Treasury Bonds
2.875% due 05/15/2043 (o)		300	345
3.125% due 02/15/2043 (o)		300	358
3.625% due 08/15/2043 (o)		300	387

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (o)		453	449
0.125% due 04/15/2022 (m)		4,114	4,075
0.375% due 07/15/2025 (k)(m)		6,599	6,696
0.375% due 07/15/2027 (m)		3,881	3,949
0.500% due 01/15/2028 (k)		12,169	12,472
0.625% due 04/15/2023 (m)		1,239	1,251
0.625% due 01/15/2026		270	277
0.750% due 02/15/2045		54	57
1.000% due 02/15/2048 (k)		5,410	6,086
1.375% due 01/15/2020		237	237
1.375% due 02/15/2044 (o)		1,541	1,850
1.750% due 01/15/2028 (m)		857	965
2.000% due 01/15/2026 (o)		388	431
2.375% due 01/15/2025		68	76
2.375% due 01/15/2027 (o)		382	441
2.500% due 01/15/2029		2,868	3,470
3.875% due 04/15/2029 (m)		2,341	3,145

U.S. Treasury Notes
1.125% due 06/30/2021 (o)		300	297
1.750% due 10/31/2020 (k)		800	799
1.875% due 08/31/2022 (o)		100	101
2.000% due 11/30/2020 (o)		700	702
2.375% due 05/15/2029		100	106
2.625% due 06/15/2021 (k)		600	609
2.875% due 04/30/2025 (k)(m)(o)		18,600	19,874

			69,505

Total United States (Cost $747,483)			761,798

SHORT-TERM INSTRUMENTS 2.1%

COMMERCIAL PAPER 0.3%

Hannover Funding Co. LLC
0.010% due 02/12/2020	EUR	2,700	2,947

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (j) 0.1%
			$844

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (e)(f)	ARS	390	4

JAPAN TREASURY BILLS 1.2%
(0.142)% due 10/21/2019 (d)(e)	JPY	1,430,000	13,227

SOUTH AFRICA TREASURY BILLS 0.5%
7.284% due 01/15/2020 (e)(f)	ZAR	76,600	4,973

Total Short-Term Instruments (Cost $22,522)			21,995

Total Investments in Securities (Cost $1,392,213)			1,416,677

		SHARES
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%

PIMCO Short Asset Portfolio		5,496,597	54,708

PIMCO Short-Term Floating NAV Portfolio III		2,308,825	22,841

Total Short-Term Instruments (Cost $77,691)			77,549

Total Investments in Affiliates (Cost $77,691)			77,549

Total Investments 138.6% (Cost $1,469,904)			$1,494,226

Financial Derivative Instruments (l)(n) 0.4% (Cost or Premiums, net $(475))			3,984

Other Assets and Liabilities, net (39.0)%			(420,510)

Net Assets 100.0%			$1,077,700

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$844	U.S. Treasury Notes 2.250% due 03/31/2021	$(861)	$844	$844

Total Repurchase Agreements						$(861)	$844	$844

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.450)%	07/18/2019	10/17/2019	EUR	(6,662)	$(7,254)
BSN	2.290	08/01/2019	10/02/2019	$	(3,494)	(3,508)
CIB	2.330	09/17/2019	10/08/2019		(14,066)	(14,079)
GRE	2.250	09/11/2019	10/02/2019		(641)	(642)

Total Reverse Repurchase Agreements						$(25,483)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.260%	08/16/2019	10/08/2019	$(7,171)	$(7,192)

Total Sale-Buyback Transactions					$(7,192)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (1.2)%
Sovereign Issues (1.2)%
Canada Government Bond	2.750%	12/01/2048	CAD	13,100	$(12,943)	$(12,881)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(7,254)	$0	$0	$(7,254)	$7,187	$(67)
BSN	0	(3,508)	0	0	(3,508)	3,518	10
CIB	0	(14,079)	0	0	(14,079)	14,140	61
FICC	844	0	0	0	844	(861)	(17)
GRE	0	(642)	0	0	(642)	640	(2)

Master Securities Forward Transaction Agreement
BPS	0	0	0	(7,785)	(7,785)	0	(7,785)
TOR	0	0	0	(5,096)	(5,096)	(10)	(5,106)
UBS	0	0	(7,192)	0	(7,192)	7,052	(140)

Total Borrowings and Other Financing Transactions	$844	$(25,483)	$(7,192)	$(12,881)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	133

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(7,254)	$0	$0	$(7,254)
U.S. Treasury Obligations	0	(18,229)	0	0	(18,229)

Total	$0	$(25,483)	$0	$0	$(25,483)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(7,192)	0	0	(7,192)

Total	$0	$(7,192)	$0	$0	$(7,192)

Total Borrowings	$0	$(32,675)	$0	$0	$(32,675)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(32,675)

(k)	Securities with an aggregate market value of $33,929 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(23,230) at a weighted average interest rate of 1.463%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(3) of deferred price drop.
(4)	Payable for short sales includes $166 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$109.250	11/22/2019	2,000	$2,000	$17	$2
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.000	11/22/2019	11	11	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.000	11/22/2019	99	99	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.250	11/22/2019	3	3	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.500	11/22/2019	154	154	2	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	89	89	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	143.000	11/22/2019	35	35	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	143.500	11/22/2019	14	14	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	144.000	11/22/2019	85	85	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	135.000	11/22/2019	129	129	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	2	2	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	140.000	11/22/2019	13	13	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	141.000	11/22/2019	7	7	0	0

					$23	$3

Total Purchased Options					$23	$3

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$117.000	10/25/2019	335	$335	$(73)	$(5)
Call - CBOT U.S. Treasury 5-Year Note November 2019 Futures	119.000	10/25/2019	335	335	(83)	(165)

					$(156)	$(170)

Total Written Options					$(156)	$(170)

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	1,138	$	88,861	$370	$0	$(87)
Australia Government 10-Year Bond December Futures	12/2019	445		44,257	325	18	(251)
Call Options Strike @ EUR 114.100 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	227		1	0	0	0
Call Options Strike @ EUR 114.900 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	273		1	0	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	414		5	0	0	0
Call Options Strike @ EUR 197.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	205		2	0	0	0
Call Options Strike @ EUR 200.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	146		2	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	428		5	0	0	0
Call Options Strike @ EUR 201.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	21		0	0	0	0
Euro-Bobl December Futures	12/2019	494		73,039	(534)	54	0
Euro-BTP Italy Government Bond December Futures	12/2019	666		89,932	211	80	(12)
Euro-Buxl 30-Year Bond December Futures	12/2019	21		4,978	(87)	0	(43)
Japan Government 10-Year Bond December Futures	12/2019	7		10,036	3	0	(14)
Put Options Strike @ EUR 128.500 on Euro-Bobl December 2019 Futures(1)	11/2019	608		3	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2019	2,103		250,569	(1,499)	0	(98)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	151		28,978	(498)	10	0

					$(1,709)	$162	$(505)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	72	$	(6)	$33	$0	$0
Call Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	75		(2)	26	0	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	20		(42)	(12)	2	(1)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	58		(52)	(2)	4	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	179		(21)	137	4	0
Canada Government 10-Year Bond December Futures	12/2019	137		(14,746)	(26)	39	(4)
Euro-Bund 10-Year Bond December Futures	12/2019	610		(115,854)	(159)	80	(28)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	412		(76,479)	793	60	(9)
Euro-Schatz December Futures	12/2019	500		(61,217)	74	0	(19)
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	258		(10)	14	4	0
Put Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	72		(73)	(35)	7	0
Put Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	75		(71)	(36)	9	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	358		(20)	90	4	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	20		(15)	14	0	(1)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	58		(99)	19	3	(3)
U.S. Treasury 10-Year Note December Futures	12/2019	32		(4,170)	2	26	0
United Kingdom Long Gilt December Futures	12/2019	247		(40,769)	(217)	0	(115)

					$715	$242	$(180)

Total Futures Contracts					$(994)	$404	$(685)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.076%	EUR	400	$(13)	$8	$(5)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	1.096	$	600	(94)	31	(63)	1	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.092		1,600	(44)	26	(18)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.129	EUR	300	(7)	3	(4)	0	0

							$(158)	$68	$(90)	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	135

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR	400	$7	$(2)	$5	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		400	1	0	1	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.921		1,000	2	2	4	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.431		100	3	2	5	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.517		200	(1)	4	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.288		1,000	(33)	15	(18)	0	(1)

							$(21)	$21	$0	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	7,400	$1	$19	$20	$0	$(4)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		800	5	0	5	0	(1)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	18,100	(141)	24	(117)	0	(14)

						$(135)	$43	$(92)	$0	$(19)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	4,100	$(78)	$(48)	$(126)	$2	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		29,500	(1,376)	223	(1,153)	2	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		900	(31)	(11)	(42)	1	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		100	(5)	0	(5)	0	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		22,600	447	36	483	14	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		4,500	91	(1)	90	3	0
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	1,900	281	(10)	271	1	(1)

						$(671)	$189	$(482)	$23	$(1)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$50,700	$0	$16	$16	$0	$(6)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	238,900	(2)	46	44	7	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	48,300	0	11	11	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	9,100	0	11	11	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	6,900	0	11	11	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	34,300	3	40	43	0	(3)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023	21,500	0	6	6	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	32,200	0	6	6	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	31,900	10	(4)	6	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	22,600	0	(3)	(3)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	5,700	0	3	3	0	(1)

					$11	$143	$154	$8	$(15)

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.823%	Annual	10/30/2019	$	1,067,000	$0	$(59)	$(59)	$5	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.852	Annual	10/30/2019		1,065,700	0	(21)	(21)	6	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673	Annual	04/30/2025		2,000	0	(156)	(156)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		1,900	0	(150)	(150)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,900	0	(151)	(151)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,900	0	(153)	(153)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		4,300	0	(347)	(347)	3	0
Receive	1-Year BRL-CDI	7.345	Maturity	07/01/2021	BRL	103,100	1	(888)	(887)	5	0
Pay(7)	3-Month CAD Bank Bill	1.900	Semi-Annual	12/18/2029	CAD	3,300	68	(33)	35	0	(6)
Pay	3-Month CAD-Bank Bill	2.250	Semi-Annual	06/19/2021		5,100	23	3	26	0	(1)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		9,800	(64)	1,597	1,533	0	(8)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		4,300	0	529	529	0	(3)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,600	(16)	89	73	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	38,300	(114)	(59)	(173)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		17,000	333	(381)	(48)	1	0
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		93,300	(1,343)	(383)	(1,726)	21	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		7,500	279	(444)	(165)	3	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		20,450	0	66	66	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		36,100	747	(1,248)	(501)	13	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		16,900	0	56	56	0	(1)
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		20,050	0	92	92	0	(2)
Receive(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		3,300	(1)	(2)	(3)	0	(2)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		15,000	(427)	(1,118)	(1,545)	5	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		12,700	559	1,191	1,750	0	(3)
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		600	(3)	(1)	(4)	0	(2)
Pay(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		27,000	2,395	594	2,989	0	(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		20,500	(79)	(2,557)	(2,636)	0	(28)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		400	(6)	15	9	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		400	(1)	10	9	0	(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		16,500	(51)	(2,087)	(2,138)	0	(21)
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	2,700	8	4	12	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021	EUR	105,200	(880)	(209)	(1,089)	0	(33)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022		298,700	336	(175)	161	0	(80)
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		73,000	446	1,179	1,625	24	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		75,000	(710)	250	(460)	15	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		37,400	1,223	1,415	2,638	0	(45)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		4,400	219	95	314	0	(5)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		49,300	(694)	512	(182)	0	(60)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		800	(44)	49	5	0	(10)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	12/18/2021	GBP	22,700	(66)	139	73	49	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022		23,400	(27)	120	93	54	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		22,500	91	475	566	105	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		67,200	86	626	712	307	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		17,500	(47)	282	235	72	0
Receive(7)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		700	(15)	(118)	(133)	2	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		7,800	190	(326)	(136)	22	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2021	JPY	950,000	(5)	(18)	(23)	0	(2)
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		9,490,000	(913)	(1,325)	(2,238)	184	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		2,160,000	39	(967)	(928)	87	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		410,000	(28)	(230)	(258)	23	0

							$1,509	$(4,218)	$(2,709)	$1,017	$(318)

Total Swap Agreements							$535	$(3,754)	$(3,219)	$1,049	$(354)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	137

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$404	$1,050	$1,457		$(170)	$(685)	$(354)	$(1,209)

(m)

Securities with an aggregate market value of $19,731 and cash of $2,912 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	10/2019	AUD	9,498		$6,437	$26	$0
	10/2019	GBP	883		1,089	4	0
	10/2019	MXN	897		46	0	0
	10/2019		$31	AUD	46	0	0
	10/2019		32,262	DKK	219,303	0	(247)
	10/2019		47,582	GBP	38,609	0	(110)
	10/2019		862	RUB	56,112	2	0
	10/2019		11,619	ZAR	165,954	0	(669)
	11/2019	GBP	37,625		$46,423	99	0
	11/2019	NZD	7,919		5,119	155	0
	11/2019	TWD	20,212		644	0	(9)
	11/2019		$4,000	NZD	6,203	0	(112)
	12/2019		1,533	INR	110,207	12	0
	01/2020	DKK	219,303		$32,526	259	0
	01/2020		$45	MXN	897	0	0
	01/2020	ZAR	40,497		$2,837	199	0
	03/2020	RON	4,736	EUR	955	0	(31)

BPS	10/2019	CAD	6,472		$4,888	3	0
	10/2019	EUR	21,180		23,514	429	0
	10/2019	GBP	3,954		4,873	11	0
	10/2019	INR	279,783		3,976	26	0
	10/2019	KRW	9,664,355		8,119	55	0
	10/2019	NZD	33		21	0	0
	10/2019	SEK	31,886		3,243	4	0
	10/2019		$3,247	AUD	4,814	2	0

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	10/2019		$1,637	CAD	2,179	$8	$0
	10/2019		1,689	CHF	1,670	0	(16)
	10/2019		9,520	EUR	8,664	0	(77)
	10/2019		1,599	GBP	1,324	29	0
	10/2019		1,506	INR	107,268	9	0
	10/2019		24,926	JPY	2,691,260	0	(9)
	10/2019		10	NOK	94	0	0
	10/2019		4,718	SEK	45,923	0	(52)
	10/2019		8,350	TWD	259,302	8	0
	10/2019	ZAR	119,771		$8,139	284	(47)
	11/2019	PEN	2,955		888	13	0
	11/2019	SEK	14,031		1,442	14	0
	12/2019	TWD	528,316		16,985	0	(137)
	12/2019		$141	HKD	1,104	0	0
	12/2019		2	INR	144	0	0
	03/2020	RON	4,129	EUR	831	0	(28)
	05/2020		$12,357	INR	907,869	151	0
	09/2020	HKD	7,740		$985	0	(3)

BRC	10/2019		$2,280	CNH	16,074	0	(29)
	10/2019		368	GBP	300	1	0
	11/2019		2,725	JPY	291,800	0	(19)
	11/2019		2,178	TWD	67,518	5	0
	12/2019	HKD	14,354		$1,835	2	0
	12/2019	INR	126,959		1,742	0	(38)
	02/2020		$618	PLN	2,432	0	(11)
	04/2020	INR	913,067		$12,586	0	(4)

BSS	01/2020	BRL	78,500		19,807	1,018	0

CBK	10/2019		3,176		763	0	(2)
	10/2019	CAD	6,461		4,913	36	0
	10/2019	CHF	1,651		1,675	21	0
	10/2019	DKK	232,596		35,648	1,693	0
	10/2019	EUR	11,908		13,130	151	0
	10/2019	GBP	45,336		55,326	0	(417)
	10/2019	JPY	1,050,488		9,828	112	0
	10/2019	NOK	14,694		1,622	7	0
	10/2019	PEN	62,299		18,729	255	0
	10/2019	RON	27,736	EUR	5,801	0	(38)
	10/2019	SEK	64,773		$6,718	137	0
	10/2019		$783	BRL	3,176	0	(18)
	10/2019		8,501	GBP	6,810	0	(128)
	10/2019		8,128	KRW	9,697,729	0	(37)
	10/2019		45	MXN	897	0	0
	10/2019		1,653	NOK	15,037	0	0
	10/2019		18,417	PEN	62,299	71	(14)
	10/2019		1,354	RON	5,715	0	(42)
	11/2019	AUD	8,975		$6,109	42	0
	11/2019	JPY	194,100		1,837	37	0
	11/2019	NZD	6,617		4,228	80	0
	11/2019	PEN	3,369		1,013	15	0
	11/2019		$6,291	COP	21,292,063	0	(188)
	11/2019		7,550	MXN	151,092	46	0
	11/2019		8,938	PEN	30,481	84	0
	12/2019	HKD	26,737		$3,417	3	0
	12/2019	KRW	9,697,729		8,143	38	0
	12/2019	PEN	8,415		2,491	1	0
	01/2020	BRL	38,600		9,537	298	0
	01/2020		$15,256	BRL	58,200	0	(1,326)
	02/2020	PEN	47,199		$13,846	0	(74)
	03/2020	RON	4,158	EUR	838	0	(28)

DUB	10/2019	BRL	44,074		$10,591	0	(17)
	10/2019	CNH	56,682		7,962	23	0
	10/2019	TWD	259,302		8,401	43	0
	10/2019		$10,584	BRL	44,074	24	0
	11/2019		1,643	TWD	51,245	14	0
	12/2019		8,451		259,302	0	(48)
	03/2020	CNH	15,156		$2,104	0	(11)
	03/2020		$7,934	CNH	56,682	0	(26)

FBF	11/2019		1,053	TWD	32,901	11	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	139

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
GLM	10/2019	BRL	32,245		$7,751	$0	$(10)
	10/2019	EUR	2,759		3,053	46	0
	10/2019	JPY	4,591,041		42,974	461	0
	10/2019	KRW	33,374		28	0	0
	10/2019	NZD	15,372		9,758	132	0
	10/2019		$7,743	BRL	32,245	18	0
	10/2019		9,783	CAD	12,952	0	(6)
	10/2019		14	INR	999	0	0
	10/2019		760	NOK	6,891	0	(3)
	10/2019		5,024	NZD	7,951	0	(45)
	10/2019		3,116	RON	13,290	0	(63)
	10/2019		881	RUB	56,992	0	(4)
	11/2019	MYR	5,600		$1,359	23	0
	11/2019	NOK	6,891		760	3	0
	11/2019	RUB	139,912		2,123	0	(23)
	01/2020		$15,445	BRL	58,900	0	(1,347)
	01/2020		1,670	DKK	11,325	0	(4)
	03/2020	EUR	848	RON	4,124	9	0

HUS	10/2019	AUD	2,532		$1,741	32	0
	10/2019	CAD	5,825		4,381	0	(16)
	10/2019	DKK	740		111	3	0
	10/2019	INR	212,053		2,885	0	(109)
	10/2019	NOK	6,821		757	7	0
	10/2019	NZD	5,430		3,495	95	0
	10/2019		$4,394	CAD	5,825	2	0
	10/2019		4,919	CHF	4,873	0	(36)
	10/2019		5,760	CNH	40,608	0	(72)
	10/2019		616	GBP	500	0	(1)
	10/2019		6,780	INR	491,836	164	0
	10/2019		4,872	NZD	7,748	0	(20)
	11/2019	AUD	2,987		$2,046	27	0
	11/2019	CAD	5,825		4,397	0	(2)
	11/2019	TWD	173,640		5,547	0	(67)
	11/2019		$3,108	CAD	4,116	1	0
	11/2019		11,349	JPY	1,186,021	0	(349)
	11/2019		2,233	TWD	69,614	18	0
	12/2019	HKD	55,674		$7,121	12	0
	12/2019	IDR	24,245,120		1,708	14	0
	12/2019		$1,207	HKD	9,428	0	(3)
	12/2019		378	IDR	5,323,374	0	(6)
	12/2019		1,051	INR	75,499	8	0
	01/2020	ZAR	33,419		$2,341	164	0
	02/2020		$7,504	PLN	29,370	0	(166)
	03/2020	CNH	43,510		$6,032	0	(38)
	04/2020		$12,443	INR	913,067	147	0

IND	12/2019		1,739	HKD	13,585	0	(4)

JPM	10/2019	BRL	4,841		$1,162	0	(3)
	10/2019	GBP	4,015		4,903	0	(34)
	10/2019	INR	108,267		1,513	0	(16)
	10/2019		$1,189	BRL	4,841	0	(24)
	10/2019		2,041	DKK	13,285	0	(102)
	10/2019		1,657	SEK	15,995	0	(32)
	11/2019	CAD	5,509		$4,162	1	0
	11/2019		$608	CAD	800	0	(4)
	12/2019	ILS	1,527		$436	0	(5)
	12/2019		$6,047	HKD	47,242	0	(14)
	12/2019		1,524	IDR	21,480,780	0	(24)
	12/2019		1,513	INR	109,220	19	0
	01/2020	BRL	46,000		$11,203	193	0
	01/2020		$6,084	MXN	122,277	5	0
	05/2020	INR	453,544		$6,294	45	0

MYI	10/2019	NOK	70		8	0	0
	10/2019	RON	1,070		251	5	0
	10/2019		$6,547	JPY	700,225	0	(70)
	10/2019		4,091	MXN	79,759	0	(54)
	10/2019	ZAR	58,775		$3,917	39	0
	11/2019	CHF	1,056		1,100	38	0
	11/2019	MYR	19,280		4,627	28	0
	11/2019		$4,234	AUD	6,241	0	(16)
	11/2019		1,953	MYR	8,200	3	0

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	11/2019		$4,090	NZD	6,467	$0	$(36)
	11/2019		4,864	RUB	320,483	50	0
	12/2019	HKD	21,518		$2,750	3	0
	12/2019	SGD	22,617		16,300	0	(78)
	12/2019	TWD	83,530		2,716	9	0
	12/2019		$2,978	HKD	23,267	0	(7)
	03/2020	RON	4,165	EUR	838	0	(28)
	06/2021		$65		51	0	(7)

NGF	12/2019	TWD	174,460		$5,707	53	0

RBC	10/2019		$7,597	JPY	820,000	0	(4)
	11/2019		1,035	AUD	1,523	0	(5)

RYL	10/2019	RON	4,411	EUR	924	0	(4)
	10/2019		$3,314	RON	14,212	0	(50)
	11/2019	MXN	151,092		$7,445	0	(151)
	03/2020	CNH	388,677		53,901	0	(321)
	03/2020	EUR	909	RON	4,411	7	0

SCX	10/2019	BRL	68,302		$16,401	0	(37)
	10/2019	CAD	4,362		3,289	0	(3)
	10/2019	EUR	172,169		191,032	3,376	0
	10/2019	NOK	44,329		4,971	98	0
	10/2019	SEK	14,031		1,452	27	0
	10/2019		$6,477	AUD	9,574	13	(27)
	10/2019		16,504	BRL	68,302	0	(65)
	10/2019		11	CAD	15	0	0
	10/2019		43	GBP	35	0	0
	10/2019		4,909	NOK	43,892	0	(84)
	10/2019		4,861	NZD	7,700	0	(39)
	10/2019		1,146	RUB	74,524	1	0
	10/2019		124	SEK	1,216	0	(1)
	10/2019		3,999	ZAR	61,742	74	0
	11/2019	BRL	68,302		$16,473	72	0
	11/2019	TWD	25,839		826	0	(10)
	11/2019		$456	TWD	14,204	3	0
	12/2019	INR	79,332		$1,091	0	(21)
	12/2019		$3,028	HKD	23,657	0	(7)
	12/2019		5,765	IDR	83,774,040	86	0
	09/2020	HKD	78,260		$9,958	0	(35)

SOG	10/2019		$6,059	RUB	390,134	0	(54)

SSB	12/2019		108	IDR	1,521,783	0	(2)
	03/2020		4,960	CNY	35,588	9	0
	05/2020	INR	454,325		$6,320	60	0

TOR	10/2019		$206,117	EUR	188,493	0	(669)
	11/2019	EUR	188,493		$206,621	662	0

UAG	10/2019	CHF	4,892		4,949	47	0
	10/2019	EUR	3,065		3,369	28	0
	10/2019	JPY	3,579,400		33,928	824	0
	10/2019		$10,522	EUR	9,500	0	(166)
	10/2019		1,672	GBP	1,352	0	(9)
	10/2019		33,258	JPY	3,579,400	0	(154)
	10/2019		739	RUB	47,695	0	(5)
	10/2019		6,462	SEK	63,282	0	(33)
	10/2019	ZAR	52,966		$3,765	271	0
	11/2019	JPY	3,579,400		33,334	156	0
	11/2019	MYR	9,200		2,234	39	0
	12/2019	CNY	5,722		801	0	0
	12/2019	INR	88,779		1,220	0	(25)
	03/2020	EUR	1,749	RON	8,515	19	0

Total Forward Foreign Currency Contracts						$13,819	$(8,991)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	141

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC EUR versus USD	$	1.180	10/15/2019	20,000	$2	$0

GLM	Put - OTC USD versus BRL	BRL	4.015	12/12/2019	8,175	143	63

HUS	Call - OTC USD versus INR	INR	82.000	10/16/2019	16,600	117	0

						$262	$63

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779%	08/19/2020	6,200	$325	$329

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	5,700	421	472

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147	06/29/2020	854,000	10	7
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	4,800	356	386

							$1,112	$1,194

Total Purchased Options							$1,374	$1,257

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400%	12/18/2019	1,900	$(1)	$(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	1,900	(2)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	2,500	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	2,500	(4)	(3)

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	1,600	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	1,600	(2)	(1)

						$(11)	$(9)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus BRL	BRL	3.880	12/12/2019	8,175	$(53)	$(20)
	Call - OTC USD versus BRL		4.280	12/12/2019	8,175	(92)	(114)

HUS	Put - OTC USD versus CNH	CNH	7.050	10/22/2019	8,100	(27)	(14)
	Call - OTC USD versus CNH		7.180	10/22/2019	8,100	(27)	(34)

						$(199)	$(182)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	12/13/2019	500	$(14)	$(9)

CBK	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.050	12/05/2019	1,950	(50)	(40)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	51,600	(326)	(359)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	2,500	(57)	(46)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	47,400	(421)	(519)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.335	10/23/2019	11,600	(18)	(15)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.498	10/23/2019	11,100	(51)	(43)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.498	10/23/2019	11,100	(51)	(43)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.660	10/23/2019	11,600	(23)	(13)

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	1,708,000	(6)	(5)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	39,900	(355)	(410)

							$(1,372)	$(1,502)

Total Written Options							$(1,582)	$(1,693)

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

		Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
Counterparty	Reference Entity								Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.104%	$400	$(14)	$4	$0	$(10)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	3,100	(111)	35	0	(76)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	2,700	(67)	(9)	0	(76)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310	1,500	(29)	(9)	0	(38)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	2,800	(97)	29	0	(68)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	3,200	(80)	(10)	0	(90)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	800	(28)	8	0	(20)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310	2,700	(52)	(17)	0	(69)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104	2,600	(91)	28	0	(63)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	1,500	(37)	(5)	0	(42)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231	2,000	(48)	(9)	0	(57)

							$(654)	$45	$0	$(609)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.525%	$100	$(5)	$3	$0	$(2)

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797	800	(35)	7	0	(28)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525	500	(26)	17	0	(9)

							$(66)	$27	$0	$(39)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	7,900	$5,451	$1	$(108)	$0	$(107)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.240% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/23/2029	EUR	6,300	6,930	48	(123)	0	(75)

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	7,700	5,313	(28)	(76)	0	(104)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.245% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	11/15/2029	EUR	3,300	3,652	6	(71)	0	(65)

MYI	Floating rate equal to 6-Month EUR-EURIBOR plus 0.224% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/16/2029		3,100	3,480	(5)	(98)	0	(103)

								$22	$(476)	$0	$(454)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	143

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	1-Year ILS-TELBOR	1.780%	Annual	04/22/2029	ILS	3,200	$0	$86	$86	$0

JPM	Pay	1-Year ILS-TELBOR	1.018	Annual	03/01/2024		76,100	0	788	788	0

								$0	$874	$874	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$4,800	$29	$(331)	$0	$(302)

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	1,300	0	(126)	0	(126)

								$29	$(457)	$0	$(428)

Total Swap Agreements								$(669)	$13	$874	$(1,530)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$756	$0	$0	$756	$(1,178)	$0	$(10)	$(1,188)	$(432)	$278	$(154)
BPS	1,046	0	0	1,046	(369)	0	(152)	(521)	525	(280)	245
BRC	8	0	0	8	(101)	(9)	(498)	(608)	(600)	603	3
BSS	1,018	0	0	1,018	0	0	0	0	1,018	(917)	101
CBK	3,127	0	0	3,127	(2,312)	(40)	(204)	(2,556)	571	(510)	61
DBL	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
DUB	104	329	0	433	(102)	(405)	0	(507)	(74)	(409)	(483)
FBF	11	472	0	483	0	(519)	0	(519)	(36)	0	(36)
GLM	692	63	86	841	(1,505)	(248)	(169)	(1,922)	(1,081)	1,167	86
GST	0	0	0	0	0	0	(286)	(286)	(286)	303	17
HUS	694	0	0	694	(885)	(48)	(42)	(975)	(281)	289	8
IND	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
JPM	263	0	788	1,051	(258)	0	(66)	(324)	727	(610)	117
MEI	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYC	0	393	0	393	0	(415)	0	(415)	(22)	(609)	(631)
MYI	175	0	0	175	(296)	0	(103)	(399)	(224)	0	(224)
NGF	53	0	0	53	0	0	0	0	53	0	53
RBC	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
RYL	7	0	0	7	(526)	0	0	(526)	(519)	276	(243)
SCX	3,750	0	0	3,750	(329)	0	0	(329)	3,421	(2,730)	691
SOG	0	0	0	0	(54)	0	0	(54)	(54)	0	(54)
SSB	69	0	0	69	(2)	0	0	(2)	67	(220)	(153)
TOR	662	0	0	662	(669)	0	0	(669)	(7)	0	(7)
UAG	1,384	0	0	1,384	(392)	0	0	(392)	992	(850)	142

Total Over the Counter	$13,819	$1,257	$874	$15,950	$(8,991)	$(1,693)	$(1,530)	$(12,214)

(o)

Securities with an aggregate market value of $3,425 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	404	404
Swap Agreements	0	25	0	0	1,025	1,050

	$0	$25	$0	$0	$1,432	$1,457

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,819	$0	$13,819
Purchased Options	0	0	0	63	1,194	1,257
Swap Agreements	0	0	0	0	874	874

	$0	$0	$0	$13,882	$2,068	$15,950

	$0	$25	$0	$13,882	$3,500	$17,407

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$170	$170
Futures	0	0	0	0	685	685
Swap Agreements	0	21	0	0	333	354

	$0	$21	$0	$0	$1,188	$1,209

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,991	$0	$8,991
Written Options	0	9	0	182	1,502	1,693
Swap Agreements	0	648	0	454	428	1,530

	$0	$657	$0	$9,627	$1,930	$12,214

	$0	$678	$0	$9,627	$3,118	$13,423

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	145

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(50)	$(50)
Written Options	0	0	0	0	160	160
Futures	0	0	0	0	1,298	1,298
Swap Agreements	0	265	0	0	(9,812)	(9,547)

	$0	$265	$0	$0	$(8,404)	$(8,139)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,899	$0	$14,899
Purchased Options	0	0	0	(110)	1,676	1,566
Written Options	0	47	0	525	(1,363)	(791)
Swap Agreements	0	(111)	0	(5,887)	290	(5,708)

	$0	$(64)	$0	$9,427	$603	$9,966

	$0	$201	$0	$9,427	$(7,801)	$1,827

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	(18)	(18)
Futures	0	0	0	0	578	578
Swap Agreements	0	140	0	0	830	970

	$0	$140	$0	$0	$1,388	$1,528

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50	$0	$50
Purchased Options	0	0	0	(138)	81	(57)
Written Options	0	(22)	0	307	(88)	197
Swap Agreements	0	76	0	4,147	(344)	3,879

	$0	$54	$0	$4,366	$(351)	$4,069

	$0	$194	$0	$4,366	$1,037	$5,597

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$312	$0	$312
Australia
Asset-Backed Securities	0	507	0	507
Corporate Bonds & Notes	0	3,043	0	3,043
Non-Agency Mortgage-Backed Securities	0	813	0	813
Brazil
Corporate Bonds & Notes	0	3,548	0	3,548
Sovereign Issues	0	33,184	0	33,184
Canada
Corporate Bonds & Notes	0	8,268	0	8,268
Non-Agency Mortgage-Backed Securities	0	1,762	0	1,762
Sovereign Issues	0	3,496	0	3,496
Cayman Islands
Asset-Backed Securities	0	19,273	0	19,273
Corporate Bonds & Notes	0	19,598	0	19,598
China
Corporate Bonds & Notes	0	701	0	701
Sovereign Issues	0	47,576	0	47,576
Denmark
Corporate Bonds & Notes	0	32,015	0	32,015
France
Corporate Bonds & Notes	0	1,813	0	1,813
Sovereign Issues	0	14,337	0	14,337

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Germany
Asset-Backed Securities	$0	$916	$0	$916
Corporate Bonds & Notes	0	10,375	0	10,375
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,045	0	1,045
Hong Kong
Corporate Bonds & Notes	0	653	0	653
India
Corporate Bonds & Notes	0	4,430	0	4,430
Indonesia
Corporate Bonds & Notes	0	420	0	420
Ireland
Asset-Backed Securities	0	6,571	0	6,571
Corporate Bonds & Notes	0	9,369	0	9,369
Sovereign Issues	0	1,149	0	1,149
Israel
Sovereign Issues	0	1,358	0	1,358
Italy
Corporate Bonds & Notes	0	8,949	0	8,949
Sovereign Issues	0	18,354	0	18,354
Japan
Corporate Bonds & Notes	0	15,172	0	15,172
Sovereign Issues	0	75,600	0	75,600
Jersey, Channel Islands
Corporate Bonds & Notes	0	348	0	348

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Kuwait
Sovereign Issues	$0	$6,136	$0	$6,136
Lithuania
Sovereign Issues	0	1,903	0	1,903
Luxembourg
Corporate Bonds & Notes	0	5,890	0	5,890
Malaysia
Sovereign Issues	0	6,117	0	6,117
Multinational
Corporate Bonds & Notes	0	896	0	896
Netherlands
Asset-Backed Securities	0	8,072	0	8,072
Corporate Bonds & Notes	0	20,799	0	20,799
Norway
Corporate Bonds & Notes	0	2,040	0	2,040
Sovereign Issues	0	744	0	744
Peru
Sovereign Issues	0	14,523	0	14,523
Poland
Corporate Bonds & Notes	0	110	0	110
Qatar
Sovereign Issues	0	16,202	0	16,202
Saudi Arabia
Sovereign Issues	0	14,867	0	14,867
Singapore
Corporate Bonds & Notes	0	2,631	0	2,631
Slovenia
Sovereign Issues	0	2,511	0	2,511
South Africa
Sovereign Issues	0	200	0	200
South Korea
Corporate Bonds & Notes	0	698	0	698
Sovereign Issues	0	316	0	316
Spain
Corporate Bonds & Notes	0	4,346	0	4,346
Sovereign Issues	0	68,286	0	68,286
Sweden
Corporate Bonds & Notes	0	2,816	0	2,816
Switzerland
Corporate Bonds & Notes	0	12,619	0	12,619
Sovereign Issues	0	474	0	474
United Arab Emirates
Corporate Bonds & Notes	0	900	0	900
Sovereign Issues	0	3,298	0	3,298
United Kingdom
Corporate Bonds & Notes	0	55,891	0	55,891
Non-Agency Mortgage-Backed Securities	0	34,113	0	34,113
Preferred Securities	0	531	0	531

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
United States
Asset-Backed Securities	$0	$77,513	$0	$77,513
Corporate Bonds & Notes	0	142,842	0	142,842
Loan Participations and Assignments	0	2,722	0	2,722
Municipal Bonds & Notes	0	1,606	0	1,606
Non-Agency Mortgage-Backed Securities	0	45,561	0	45,561
U.S. Government Agencies	0	422,049	0	422,049
U.S. Treasury Obligations	0	69,505	0	69,505
Short-Term Instruments
Commercial Paper	0	2,947	0	2,947
Repurchase Agreements	0	844	0	844
Argentina Treasury Bills	0	4	0	4
Japan Treasury Bills	0	13,227	0	13,227
South Africa Treasury Bills	0	4,973	0	4,973

	$0	$1,416,677	$0	$1,416,677

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$77,549	$0	$0	$77,549

Total Investments	$77,549	$1,416,677	$0	$1,494,226

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(12,881)	$0	$(12,881)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	404	1,052	0	1,456
Over the counter	0	15,950	0	15,950

	$404	$17,002	$0	$17,406

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(685)	(524)	0	(1,209)
Over the counter	0	(12,214)	0	(12,214)

	$(685)	$(12,738)	$0	$(13,423)

Total Financial Derivative Instruments	$(281)	$4,264	$0	$3,983

Totals	$77,268	$1,408,060	$0	$1,485,328

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	147

Schedule of Investments PIMCO International Bond Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.4%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	600	$252
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	20,340	151
79.499% (ARLLMONP) due 06/21/2020 ~(a)		41,340	312

Total Argentina (Cost $3,179)			715

AUSTRALIA 0.4%

ASSET-BACKED SECURITIES 0.1%

Driver Australia Trust
2.810% due 07/21/2026	AUD	1,153	778

CORPORATE BONDS & NOTES 0.3%

Volkswagen Financial Services Australia Pty. Ltd.
2.950% due 06/22/2020		6,300	4,292

Total Australia (Cost $5,517)			5,070

BRAZIL 2.7%

CORPORATE BONDS & NOTES 0.3%

Petrobras Global Finance BV
5.093% due 01/15/2030		$3,527	3,683
7.250% due 03/17/2044		700	840

			4,523

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,000	1,011

SOVEREIGN ISSUES 2.3%

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2021	BRL	122,780	31,703

Total Brazil (Cost $38,189)			37,237

CANADA 1.9%

CORPORATE BONDS & NOTES 0.9%

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		$1,300	1,327

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		900	902
2.900% due 07/15/2022		1,400	1,427

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,681

HSBC Bank Canada
1.650% due 09/10/2022		$3,600	3,577
3.300% due 11/28/2021		3,000	3,086

			12,000

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Canadian Mortgage Pools
2.044% due 06/01/2020	CAD	939	709
2.244% due 07/01/2020		2,438	1,844
2.244% due 08/01/2020		893	675

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		1,148	880

			4,108

SOVEREIGN ISSUES 0.7%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		1,303	1,275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Ontario
2.500% due 04/27/2026		$4,200	$4,364

Province of Quebec
5.000% due 12/01/2038	CAD	3,200	3,403

			9,042

Total Canada (Cost $24,906)			25,150

CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 2.4%

Bowman Park CLO Ltd.
3.328% due 11/23/2025 •		$1,908	1,909

Cent CLO Ltd.
3.373% due 10/15/2026 •		3,300	3,300

Dryden Senior Loan Fund
3.203% due 10/15/2027 •		3,200	3,198

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		800	793

Figueroa CLO Ltd.
3.203% due 01/15/2027 •		2,672	2,670

Jamestown CLO Ltd.
2.993% due 07/15/2026 •		1,129	1,127
3.523% due 01/17/2027 •		3,061	3,071

JMP Credit Advisors CLO Ltd.
3.153% due 01/17/2028 •		3,400	3,386

Mountain View CLO Ltd.
3.103% due 10/15/2026 •		626	624
3.123% due 10/13/2027 •		3,300	3,290

Octagon Investment Partners Ltd.
3.403% due 04/15/2026 •		1,048	1,049

Staniford Street CLO Ltd.
3.299% due 06/15/2025 •		804	807

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •		3,754	3,756

Venture CDO Ltd.
3.183% due 04/15/2027		700	698

WhiteHorse Ltd.
3.233% due 04/17/2027 •		604	603

Zais CLO Ltd.
3.453% due 04/15/2028 •		3,400	3,405

			33,686

CORPORATE BONDS & NOTES 0.7%

Ambac LSNI LLC
7.104% due 02/12/2023 •		1	1

KSA Sukuk Ltd.
2.894% due 04/20/2022		1,200	1,219

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		1,000	1,056

QNB Finance Ltd.
3.474% (US0003M + 1.350%) due 05/31/2021 ~		4,300	4,360

Sands China Ltd.
4.600% due 08/08/2023		500	530
5.125% due 08/08/2025		600	660
5.400% due 08/08/2028		1,500	1,693

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	314

			9,833

Total Cayman Islands (Cost $43,197)			43,519

CHINA 5.3%

SOVEREIGN ISSUES 5.3%

China Development Bank
3.050% due 08/25/2026	CNY	23,400	3,146
3.180% due 04/05/2026		41,100	5,587
3.680% due 02/26/2026		150,700	21,134
3.740% due 09/10/2025		10,300	1,452
3.800% due 01/25/2036		7,000	966
4.040% due 04/10/2027		66,300	9,448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.040% due 07/06/2028	CNY	7,800	$1,114
4.150% due 10/26/2025		6,300	907
4.240% due 08/24/2027		130,200	18,800
4.880% due 02/09/2028		59,300	8,945

China Government Bond
2.740% due 08/04/2026		1,800	246
2.950% due 06/16/2023		5,300	745
3.220% due 12/06/2025		5,300	747
4.400% due 12/12/2046		1,500	239

Total China (Cost $76,191)			73,476

DENMARK 4.0%

CORPORATE BONDS & NOTES 3.5%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	90,500	13,322
1.500% due 10/01/2037		8,312	1,253
1.500% due 10/01/2050		27,174	4,074
2.000% due 10/01/2047		7,083	1,065

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		23,900	3,522
1.500% due 10/01/2037		1,505	227
1.500% due 10/01/2050		18,266	2,741
2.000% due 10/01/2050		21,287	3,201
2.500% due 10/01/2047		54	8

Nykredit Realkredit A/S
1.000% due 10/01/2050		30,100	4,402
1.500% due 10/01/2037		11,376	1,714
1.500% due 10/01/2050		76,586	11,481
2.000% due 10/01/2050		9,440	1,419
2.500% due 10/01/2036		424	65
2.500% due 10/01/2047		72	11

Realkredit Danmark A/S
2.500% due 07/01/2047		46	7

			48,512

SOVEREIGN ISSUES 0.5%

Denmark Government Bond
3.000% due 11/15/2021		44,100	6,969

Total Denmark (Cost $57,198)			55,481

FRANCE 3.2%

CORPORATE BONDS & NOTES 0.9%

Altice France S.A.
7.375% due 05/01/2026		$2,200	2,367

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	1,200	1,607

Credit Agricole S.A.
3.303% (US0003M + 1.020%) due 04/24/2023 ~		$900	905
3.750% due 04/24/2023		1,550	1,621

Danone S.A.
2.077% due 11/02/2021		3,500	3,496

Dexia Credit Local S.A.
2.375% due 09/20/2022		1,700	1,723

Electricite de France S.A.
4.600% due 01/27/2020		800	807

			12,526

SOVEREIGN ISSUES 2.3%

France Government International Bond
2.000% due 05/25/2048 (j)	EUR	15,000	23,025
3.250% due 05/25/2045		5,000	9,284

			32,309

Total France (Cost $35,708)			44,835

GERMANY 1.1%

ASSET-BACKED SECURITIES 0.0%

SC Germany Auto UG
0.000% due 12/13/2026 •	EUR	587	642

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%

Deutsche Bank AG
3.093% (US0003M + 0.815%) due 01/22/2021 ~		$3,300	$3,271
3.150% due 01/22/2021		1,800	1,797
3.577% (US0003M + 1.290%) due 02/04/2021 ~		1,300	1,291
4.250% due 10/14/2021		5,600	5,683

Hamburg Commercial Bank AG
0.250% due 11/19/2020	EUR	300	329

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		800	892

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,800	1,827

			15,090

Total Germany (Cost $15,684)			15,732

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$800	802
3.800% due 06/09/2023		1,200	1,254

Total Guernsey, Channel Islands (Cost $1,997)			2,056

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$900	980

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		700	716

Total Hong Kong (Cost $1,583)			1,696

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

ICICI Bank Ltd.
3.500% due 03/18/2020		$800	803

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		1,400	1,415

Total India (Cost $2,221)			2,218

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.0%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$600	630

SOVEREIGN ISSUES 0.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,000	1,187

Total Indonesia (Cost $1,810)			1,817

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.9%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	2,500	2,727

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		2,300	2,506

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •		3,000	3,277

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		250	274

Toro European CLO DAC
0.900% due 10/15/2030 •		3,400	3,712

			12,496

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$300	$307

AIB Group PLC
4.750% due 10/12/2023		500	529

GE Capital European Funding Unlimited Co.
0.010% (EUR003M + 0.380%) due 01/21/2020 ~	EUR	300	327

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$500	502

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		700	708

			2,373

Total Ireland (Cost $15,334)			14,869

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$1,000	1,085
4.125% due 01/17/2048		900	1,060

Total Israel (Cost $1,886)			2,145

ITALY 3.5%

CORPORATE BONDS & NOTES 0.9%

Banca Carige SpA
1.082% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	4,000	4,393
1.327% (EUR003M + 1.700%) due 10/25/2021 ~		4,200	4,640

UniCredit SpA
7.830% due 12/04/2023		$2,900	3,402

			12,435

SOVEREIGN ISSUES 2.6%

Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024	EUR	10,000	11,694
2.450% due 10/01/2023		150	179
2.450% due 09/01/2033		1,600	2,021
2.500% due 11/15/2025		4,500	5,526
2.950% due 09/01/2038		2,200	2,949
3.000% due 08/01/2029		9,850	12,950

			35,319

Total Italy (Cost $45,264)			47,754

JAPAN 17.1%

CORPORATE BONDS & NOTES 1.4%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,900	1,890
2.362% due 05/28/2021		200	200
2.827% (US0003M + 0.540%) due 08/04/2020 ~		6,600	6,615

Japan Tobacco, Inc.
2.000% due 04/13/2021		1,000	994

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		500	563

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		690	697

Mizuho Financial Group, Inc.
3.018% (US0003M + 0.880%) due 09/11/2022 ~		4,200	4,225
3.138% (US0003M + 1.000%) due 09/11/2024 ~		800	807
3.922% due 09/11/2024 •		1,300	1,368

ORIX Corp.
3.250% due 12/04/2024		400	416

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		1,000	1,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.782% (US0003M + 1.680%) due 03/09/2021 ~		$1,200	$1,222

			20,006

SOVEREIGN ISSUES 15.7%

Development Bank of Japan, Inc.
1.625% due 09/01/2021		4,000	3,974

Japan Bank for International Cooperation
2.375% due 11/16/2022		700	711
3.250% due 07/20/2023		1,700	1,785
3.375% due 10/31/2023		500	529

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,000	1,052

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	1,099,014	10,601
0.100% due 03/20/2029		2,320,000	22,174
0.100% due 06/20/2029		1,390,000	13,270
0.500% due 09/20/2046		1,494,000	14,471
0.500% due 03/20/2049		1,845,000	17,771
0.700% due 12/20/2048		1,850,000	18,772
1.400% due 09/20/2034		9,750,000	108,746
1.600% due 03/20/2033		2,000	23

Tokyo Metropolitan Government
2.500% due 06/08/2022		$2,800	2,837

			216,716

Total Japan (Cost $210,328)			236,722

JERSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	500	622

Heathrow Funding Ltd.
4.875% due 07/15/2023		$500	522

Total Jersey, Channel Islands (Cost $1,266)			1,144

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$500	507
3.500% due 03/20/2027		7,200	7,775

Total Kuwait (Cost $7,644)			8,282

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	1,800	2,107
6.125% due 03/09/2021		$2,100	2,220

Total Lithuania (Cost $4,319)			4,327

LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%

Allergan Funding SCS
1.500% due 11/15/2023	EUR	300	345

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		1,000	1,121

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		1,000	1,072

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019		$400	403

NORD/LB Luxembourg S.A. Covered Bond Bank
0.250% due 03/10/2020	EUR	300	328
2.875% due 02/16/2021		$1,800	1,820

Total Luxembourg (Cost $5,223)			5,089

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	149

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 2.5%

ASSET-BACKED SECURITIES 0.7%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	800	$873

Babson Euro CLO BV
0.447% due 10/25/2029 •		1,150	1,253

Dryden Euro CLO BV
0.880% due 01/15/2030 •		3,000	3,271

Ozlme BV
0.820% due 01/18/2030 •		3,450	3,761

			9,158

CORPORATE BONDS & NOTES 1.8%

ABN AMRO Bank NV
2.450% due 06/04/2020		$600	601

BNG Bank NV
4.750% due 03/06/2023	AUD	3,000	2,267

British Transco International Finance BV
0.000% due 11/04/2021 (d)		$2,300	2,182

Cooperatieve Rabobank UA
2.697% (US0003M + 0.430%) due 04/26/2021 ~		2,150	2,158
3.125% due 04/26/2021		800	814
5.500% due 06/29/2020 •(g)(h)	EUR	300	338
6.625% due 06/29/2021 •(g)(h)		600	714
6.875% due 03/19/2020 (h)		1,300	1,462

Enel Finance International NV
2.650% due 09/10/2024		$2,700	2,706
2.875% due 05/25/2022		800	811

ING Bank NV
2.625% due 12/05/2022		6,050	6,195

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,200	1,198

NXP BV
4.625% due 06/01/2023		2,400	2,559

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	400	550

Vonovia Finance BV
5.000% due 10/02/2023		$500	531

			25,086

Total Netherlands (Cost $34,245)			34,244

NORWAY 0.5%

CORPORATE BONDS & NOTES 0.4%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$2,800	2,844
3.250% due 06/28/2023		1,100	1,152

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	1,500	1,651

			5,647

SOVEREIGN ISSUES 0.1%

Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,400

Total Norway (Cost $7,563)			7,047

PERU 0.6%

SOVEREIGN ISSUES 0.6%

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,700	571
6.350% due 08/12/2028		19,100	6,602
6.950% due 08/12/2031		4,700	1,702

Total Peru (Cost $8,242)			8,875

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.3%

CORPORATE BONDS & NOTES 0.0%

PKO Bank Hipoteczny S.A.
0.250% due 11/23/2021	EUR	400	$441

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	16,600	4,208
3.250% due 07/25/2025		300	81

			4,289

Total Poland (Cost $4,715)			4,730

QATAR 2.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~		$7,000	6,995

SOVEREIGN ISSUES 1.5%

Qatar Government International Bond
3.875% due 04/23/2023		10,400	11,014
4.000% due 03/14/2029		3,900	4,327
4.500% due 01/20/2022		300	316
4.500% due 04/23/2028		4,800	5,480

			21,137

Total Qatar (Cost $26,352)			28,132

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	172,100	2,791

Total Russia (Cost $2,678)			2,791

SAUDI ARABIA 1.1%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$1,100	1,110

SOVEREIGN ISSUES 1.0%

Saudi Government International Bond
2.375% due 10/26/2021		4,300	4,311
2.875% due 03/04/2023		1,300	1,323
3.250% due 10/26/2026		1,000	1,034
3.625% due 03/04/2028		1,500	1,593
4.000% due 04/17/2025		3,700	3,970
4.375% due 04/16/2029		1,000	1,125

			13,356

Total Saudi Arabia (Cost $13,819)			14,466

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.375% due 09/15/2021		$400	397
2.750% due 09/18/2022		300	300
3.316% (US0003M + 1.050%) due 05/02/2021 ~		300	301
3.500% due 09/18/2027		600	618

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		1,500	1,621

DBS Bank Ltd.
3.300% due 11/27/2021		1,000	1,024

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~		1,700	1,703

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		$1,000	$1,012

Total Singapore (Cost $6,705)			6,976

SLOVENIA 0.4%

SOVEREIGN ISSUES 0.4%

Slovenia Government International Bond
5.250% due 02/18/2024		$5,177	5,883

Total Slovenia (Cost $5,288)			5,883

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of South Africa Government International Bond
4.850% due 09/30/2029		$1,100	1,098

Total South Africa (Cost $1,100)			1,098

SOUTH KOREA 2.0%

SOVEREIGN ISSUES 2.0%

Korea Government International Bond
2.125% due 06/10/2027	KRW	3,015,000	2,647
2.375% due 12/10/2027		3,370,000	3,020
2.375% due 12/10/2028		12,640,000	11,406
2.625% due 06/10/2028		6,030,000	5,526
5.500% due 03/10/2028		3,370,000	3,718

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$500	528

Korea National Oil Corp.
4.250% due 10/08/2019	AUD	600	405

Total South Korea (Cost $27,849)			27,250

SPAIN 6.8%

CORPORATE BONDS & NOTES 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	1,200	1,387
6.750% due 02/18/2020 •(g)(h)		1,000	1,112

Banco Santander S.A.
3.848% due 04/12/2023		$600	626

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	600	699

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$3,100	3,150

			6,974

SOVEREIGN ISSUES 6.3%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	500	685
4.900% due 09/15/2021		2,650	3,142
4.950% due 02/11/2020		3,300	3,660

Autonomous Community of Madrid
4.688% due 03/12/2020		1,000	1,114

Spain Government International Bond
0.250% due 07/30/2024		5,500	6,157
0.600% due 10/31/2029 (j)		26,500	30,218
0.750% due 07/30/2021		1,100	1,227
1.400% due 07/30/2028 (j)		16,000	19,503
1.450% due 10/31/2027		1,800	2,193
1.450% due 04/30/2029 (j)		10,100	12,412
1.500% due 04/30/2027		1,400	1,703
2.900% due 10/31/2046		2,800	4,426

			86,440

Total Spain (Cost $91,262)			93,414

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Asian Development Bank
0.500% due 03/24/2020	AUD	2,100	1,411

Total Supranational (Cost $1,462)			1,411

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.4%

Lansforsakringar Hypotek AB
1.500% due 03/18/2021	EUR	1,700	$1,906

Stadshypotek AB
2.500% due 04/05/2022		$2,200	2,235

Sveriges Sakerstallda Obligationer AB
2.000% due 06/17/2026	SEK	15,000	1,697

Total Sweden (Cost $5,940)			5,838

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 0.9%

Credit Suisse AG
0.750% due 09/17/2021	EUR	600	669
6.500% due 08/08/2023 (h)		$4,000	4,465

Credit Suisse Group AG
3.869% due 01/12/2029 •		400	422

UBS AG
2.200% due 06/08/2020		800	800
2.450% due 12/01/2020		1,700	1,707
2.618% (US0003M + 0.480%) due 12/01/2020 ~		1,800	1,805
5.125% due 05/15/2024 (h)		2,663	2,873

			12,741

SOVEREIGN ISSUES 0.2%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	1,400	2,210

Total Switzerland (Cost $14,268)			14,951

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$1,600	1,631

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		2,300	2,420

Total United Arab Emirates (Cost $3,865)			4,051

UNITED KINGDOM 11.0%

CORPORATE BONDS & NOTES 6.2%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$4,400	4,854

Barclays PLC
3.250% due 02/12/2027	GBP	200	256
4.972% due 05/16/2029 •		$4,300	4,723
7.125% due 06/15/2025 •(g)(h)	GBP	1,800	2,350
7.750% due 09/15/2023 •(g)(h)		$500	521
8.000% due 06/15/2024 •(g)(h)		800	851

BAT International Finance PLC
2.750% due 06/15/2020		1,200	1,204

BP Capital Markets PLC
2.518% due 01/16/2020		1,700	1,702

British Telecommunications PLC
9.625% due 12/15/2030		1,200	1,831

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	600	769

FCE Bank PLC
1.660% due 02/11/2021	EUR	300	333

Frontier Finance PLC
8.000% due 03/23/2022	GBP	3,800	4,830

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		$1,600	1,602
3.124% (US0003M + 1.000%) due 05/18/2024 ~		900	904

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.342% (US0003M + 2.240%) due 03/08/2021 ~		$1,300	$1,333
4.750% due 07/04/2029 •(g)(h)	EUR	200	231
6.500% due 03/23/2028 •(g)(h)		$200	209

Imperial Brands Finance PLC
2.950% due 07/21/2020		3,300	3,313

Lloyds Bank PLC
0.375% due 01/18/2021	EUR	500	550
2.699% (US0003M + 0.490%) due 05/07/2021 ~		$1,300	1,300
3.300% due 05/07/2021		1,500	1,526
4.000% due 09/29/2020	EUR	400	455
4.875% due 03/30/2027	GBP	1,700	2,663
6.500% due 03/24/2020	EUR	2,800	3,145

Lloyds Banking Group PLC
4.375% due 03/22/2028		$700	761
4.450% due 05/08/2025		600	646

Nationwide Building Society
3.766% due 03/08/2024 •		3,000	3,082

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		1,300	1,309

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	1,000	1,132
2.500% due 03/22/2023		2,641	3,085
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$1,500	1,504
3.875% due 09/12/2023		700	723
4.269% due 03/22/2025 •		4,000	4,186
4.519% due 06/25/2024 •		3,700	3,893
5.076% due 01/27/2030 •		1,600	1,792
8.625% due 08/15/2021 •(g)(h)		400	429

Santander UK Group Holdings PLC
0.440% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	4,847	5,248
2.875% due 10/16/2020		$1,200	1,205
3.125% due 01/08/2021		1,200	1,210
3.373% due 01/05/2024 •		2,100	2,134
7.375% due 06/24/2022 •(g)(h)	GBP	400	521

Santander UK PLC
2.375% due 03/16/2020		$1,200	1,201
4.250% due 04/12/2021	EUR	600	701

Tesco PLC
6.125% due 02/24/2022	GBP	316	433

Tesco Property Finance PLC
5.411% due 07/13/2044		814	1,275
5.744% due 04/13/2040		484	774

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		400	513
5.000% due 04/15/2027		1,300	1,688

Virgin Money PLC
2.250% due 04/21/2020		2,200	2,720

Vodafone Group PLC
3.312% (US0003M + 0.990%) due 01/16/2024 ~		$2,500	2,523

Yorkshire Building Society
1.250% due 06/11/2021	EUR	100	112

			86,255

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

Aggregator of Loans Backed by Assets PLC
1.964% due 04/24/2049	GBP	1,779	2,192

Business Mortgage Finance PLC
2.768% due 02/15/2041 •		1,631	1,997

EuroMASTR PLC
0.981% due 06/15/2040 •		263	311

Eurosail PLC
1.730% due 06/13/2045 •		1,708	2,082

Finsbury Square PLC
1.430% due 09/12/2065 •		868	1,066
1.460% due 09/12/2065 •		368	452
1.730% due 09/12/2068 •		1,619	1,994

Hawksmoor Mortgages
0.000% due 05/25/2053 •		5,100	6,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lanark Master Issuer PLC
1.581% (BP0003M + 0.820%) due 12/22/2069 ~	GBP	2,333	$2,879

Paragon Mortgages PLC
1.128% due 05/15/2041 •		413	495

Precise Mortgage Funding PLC
1.460% due 03/12/2055 •		1,124	1,369

Residential Mortgage Securities PLC
1.576% due 03/20/2050 •		2,254	2,764
1.726% due 12/20/2046 •		2,186	2,688
1.979% due 09/20/2065 •		2,210	2,730

Ripon Mortgages PLC
1.561% due 08/20/2056 •		6,422	7,876

RMAC Securities PLC
2.282% due 06/12/2044 •		$233	219

Towd Point Mortgage Funding PLC
1.773% due 04/20/2045 •	GBP	1,306	1,606
1.798% due 10/20/2051 •		3,964	4,886
1.961% due 02/20/2054 •		2,777	3,417

Uropa Securities PLC
0.972% due 06/10/2059 •		563	662
1.122% due 06/10/2059 •		138	157
1.322% due 06/10/2059 •		107	123
1.522% due 06/10/2059 •		115	130

			48,380

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		2,380	459

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.3%

United Kingdom Gilt
4.250% due 12/07/2040		$6,500	13,123
4.750% due 12/07/2030		200	360
4.750% due 12/07/2038		2,100	4,361

			17,844

Total United Kingdom (Cost $152,917)			152,938

UNITED STATES 52.0%

ASSET-BACKED SECURITIES 2.8%

ACE Securities Corp. Home Equity Loan Trust
2.168% due 07/25/2036 •		$2,541	1,214

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.888% due 07/25/2034 •		423	426

Amortizing Residential Collateral Trust
2.718% due 10/25/2031 •		2	2

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.838% due 02/25/2034 •		251	246

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		1,275	1,284

Bear Stearns Asset-Backed Securities Trust
2.268% due 08/25/2020 ^•		185	120
2.418% due 09/25/2046 •		695	675

CIT Group Home Equity Loan Trust
2.558% due 06/25/2033 •		18	18

Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •		861	685
2.088% due 05/25/2037 •		102	74

Countrywide Asset-Backed Certificates
2.358% due 12/25/2036 ^•		59	39

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •		1	1

Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •		157	105

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	151

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
2.158% due 01/25/2037 •	$1,794	$1,142

GSAMP Trust
2.148% due 12/25/2046 •	1,456	950
2.258% due 09/25/2036 •	2,049	1,031

Home Equity Asset Trust
2.618% due 11/25/2032 •	1	1

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	397	223

Lehman XS Trust
2.168% due 04/25/2037 ^•	222	215

Merrill Lynch Mortgage Investors Trust
2.098% due 09/25/2037 •	191	109
2.138% due 02/25/2037 •	42	18
2.768% due 06/25/2036 •	245	246

Morgan Stanley ABS Capital, Inc. Trust
2.068% due 07/25/2036 •	63	31
2.218% due 05/25/2037 •	5,684	3,844
2.963% due 06/25/2034 •	713	718

Morgan Stanley Home Equity Loan Trust
2.368% due 04/25/2037 •	1,402	964

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •	432	204
5.919% due 09/25/2046 ^þ	1,646	728

Navient Private Education Loan Trust
2.728% due 09/16/2024 •	230	230

NovaStar Mortgage Funding Trust
2.558% due 05/25/2036 •	3,700	3,485

Option One Mortgage Loan Trust
2.238% due 04/25/2037 •	1,690	1,394

People’s Choice Home Loan Securities Trust
3.368% due 01/25/2035 •	1,441	1,415

Popular ABS Mortgage Pass-Through Trust
2.328% due 06/25/2047 ^•	1,769	1,612

Renaissance Home Equity Loan Trust
3.018% due 12/25/2033 •	248	248

Securitized Asset-Backed Receivables LLC Trust
2.068% due 12/25/2036 •	35	20
2.148% due 05/25/2037 ^•	453	348
2.268% due 03/25/2036 •	4,416	3,162
2.550% due 12/25/2036 ^	31	10

SG Mortgage Securities Trust
2.168% due 10/25/2036 •	1,800	1,677

Soundview Home Loan Trust
2.078% due 11/25/2036 •	32	13
2.148% due 12/25/2036 •	22	22
2.268% due 08/25/2037 •	3,000	2,838

Structured Asset Investment Loan Trust
2.738% due 10/25/2035 •	55	55

Structured Asset Securities Corp. Mortgage Loan Trust
3.600% due 04/25/2035 •	137	136

Terwin Mortgage Trust
2.958% due 11/25/2033 •	64	62

Towd Point Mortgage Trust
3.018% due 05/25/2058 •	2,924	2,950

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	3,500	3,582

Washington Mutual Asset-Backed Certificates Trust
2.078% due 10/25/2036 •	48	25

		38,597

CORPORATE BONDS & NOTES 10.5%

Allergan Sales LLC
4.875% due 02/15/2021	700	720

Ally Financial, Inc.
3.750% due 11/18/2019	100	100
4.125% due 03/30/2020	900	908
8.000% due 03/15/2020	100	102

American Express Co.
2.750% due 05/20/2022	1,200	1,219
2.756% (US0003M + 0.620%) due 05/20/2022 ~	1,500	1,505

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Honda Finance Corp.
2.637% (US0003M + 0.350%) due 11/05/2021 ~		$500	$501

American Tower Corp.
2.800% due 06/01/2020		1,300	1,305
3.450% due 09/15/2021		3,000	3,070

Andeavor Logistics LP
5.500% due 10/15/2019		1,000	1,001

AT&T, Inc.
1.800% due 09/05/2026	EUR	2,500	2,959
2.888% (US0003M + 0.750%) due 06/01/2021 ~		$6,500	6,533
3.253% (US0003M + 0.950%) due 07/15/2021 ~		3,100	3,128
3.312% (US0003M + 1.180%) due 06/12/2024 ~		2,700	2,751

Aviation Capital Group LLC
3.082% (US0003M + 0.950%) due 06/01/2021 ~		1,200	1,205
7.125% due 10/15/2020		900	942

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		200	209
4.350% due 04/20/2028		1,800	1,919

Bank of America Corp.
2.328% due 10/01/2021 •		3,600	3,605
2.369% due 07/21/2021 •		3,500	3,506
5.875% due 03/15/2028 •(g)		1,900	2,059

BAT Capital Corp.
2.765% due 08/14/2020 •		900	902
3.038% (US0003M + 0.880%) due 08/15/2022 ~		300	302

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~		700	699
3.129% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,202
3.875% due 12/15/2023		300	314
4.250% due 12/15/2025		1,700	1,816
4.375% due 12/15/2028		2,500	2,702

BMW U.S. Capital LLC
2.000% due 04/11/2021		100	100

Brixmor Operating Partnership LP
4.125% due 06/15/2026		2,700	2,866

Broadcom Corp.
2.200% due 01/15/2021		500	498

Campbell Soup Co.
3.300% due 03/15/2021		500	507
3.650% due 03/15/2023		1,300	1,353

Celgene Corp.
2.250% due 08/15/2021		600	600

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		500	520

Charter Communications Operating LLC
3.903% (US0003M + 1.650%) due 02/01/2024 ~		800	820
4.464% due 07/23/2022		600	632
5.125% due 07/01/2049		2,100	2,246

Citibank N.A.
2.736% (US0003M + 0.600%) due 05/20/2022 ~		1,800	1,804
2.844% due 05/20/2022 •		900	909

CNH Industrial Capital LLC
4.375% due 11/06/2020		800	816

Conagra Brands, Inc.
3.800% due 10/22/2021		400	413

Consolidated Edison Co. of New York, Inc.
2.506% (US0003M + 0.400%) due 06/25/2021 ~		300	301

Continental Resources, Inc.
4.375% due 01/15/2028		600	621

CRH America Finance, Inc.
4.500% due 04/04/2048		500	539

CVS Health Corp.
3.350% due 03/09/2021		213	217
3.700% due 03/09/2023		1,000	1,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

D.R. Horton, Inc.
4.000% due 02/15/2020		$600	$604
4.375% due 09/15/2022		600	630

Daimler Finance North America LLC
2.611% (US0003M + 0.430%) due 02/12/2021 ~		2,200	2,198

Dell International LLC
4.420% due 06/15/2021		500	516

Discover Bank
3.350% due 02/06/2023		400	413

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		1,700	1,708

EMC Corp.
2.650% due 06/01/2020		400	400

EMD Finance LLC
2.400% due 03/19/2020		600	600

Emera U.S. Finance LP
2.700% due 06/15/2021		3,100	3,119

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		300	300

ERAC USA Finance LLC
2.350% due 10/15/2019		1,000	1,000

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	600	658
0.750% due 05/21/2023		800	891
1.700% due 06/30/2022	GBP	500	625

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	100	105
0.030% due 05/14/2021 •		600	649
2.597% due 11/04/2019		$2,900	2,900
3.021% due 03/06/2024	EUR	2,100	2,409
8.125% due 01/15/2020		$800	813

General Electric Co.
0.000% (EUR003M + 0.300%) due 05/28/2020 •	EUR	300	326
6.250% due 09/29/2020	GBP	700	900

General Mills, Inc.
2.862% (US0003M + 0.540%) due 04/16/2021 ~		$300	301
3.200% due 04/16/2021		200	203
4.000% due 04/17/2025		100	108

General Motors Financial Co., Inc.
3.161% (US0003M + 0.850%) due 04/09/2021 ~		100	100
3.853% (US0003M + 1.550%) due 01/14/2022 ~		700	705

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		1,400	1,528

Harley-Davidson Financial Services, Inc.
3.078% (US0003M + 0.940%) due 03/02/2021 ~		1,000	1,001

Hewlett Packard Enterprise Co.
2.807% (US0003M + 0.680%) due 03/12/2021 ~		3,700	3,708

JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~		1,000	1,001
3.086% due 04/26/2021 •		2,000	2,011

Kilroy Realty LP
3.450% due 12/15/2024		200	208

Kimco Realty Corp.
3.300% due 02/01/2025		1,200	1,239

Kinder Morgan, Inc.
5.000% due 02/15/2021		600	620

Komatsu Finance America, Inc.
2.118% due 09/11/2020		300	299

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~		1,600	1,597

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		1,500	1,501

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM Resorts International
6.750% due 10/01/2020	$600	$624

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	3,040	3,107

Navient Corp.
8.000% due 03/25/2020	400	409

NextEra Energy Capital Holdings, Inc.
2.852% (US0003M + 0.720%) due 02/25/2022 ~	2,500	2,524

Nissan Motor Acceptance Corp.
2.639% (US0003M + 0.520%) due 03/15/2021 ~	400	400

Norfolk Southern Railway Co.
9.750% due 06/15/2020	400	421

Northwell Healthcare, Inc.
4.260% due 11/01/2047	1,195	1,338

ONEOK, Inc.
4.550% due 07/15/2028	400	434

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	3,600	3,805

Reynolds American, Inc.
6.875% due 05/01/2020	1,200	1,232

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	700	723
6.250% due 03/15/2022	200	216

Santander Holdings USA, Inc.
3.400% due 01/18/2023	700	717

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	1,200	1,196

Southern Co.
2.950% due 07/01/2023	2,900	2,962

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	300	301

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	300	301

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	500	519

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	700	746

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	1,800	1,800

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~	500	500

Ventas Realty LP
3.125% due 06/15/2023	1,500	1,543

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	2,500	2,541

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~	2,000	2,007
3.121% (US0003M + 0.940%) due 11/12/2021 ~	1,900	1,911
3.875% due 11/13/2020	1,400	1,423
4.000% due 11/12/2021	1,500	1,551

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •	3,600	3,592

WRKCo, Inc.
3.750% due 03/15/2025	700	737

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,600	1,631
3.550% due 04/01/2025	1,500	1,576

		144,668

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	1,474	1,466

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$335	$340

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.7%

Adjustable Rate Mortgage Trust
4.602% due 09/25/2035 ^~	106	102
4.946% due 07/25/2035 ~	110	111

American Home Mortgage Assets Trust
2.208% due 09/25/2046 ^•	862	821

American Home Mortgage Investment Trust
3.531% due 09/25/2045 •	117	118

Banc of America Funding Trust
4.417% due 10/20/2046 ^~	733	628
4.424% due 11/20/2034 ~	469	466
4.647% due 01/20/2047 ^~	135	132
5.500% due 09/25/2035	905	1,003
5.750% due 11/25/2035	394	414
6.000% due 08/25/2036 ^	133	130

Banc of America Mortgage Trust
4.026% due 09/25/2035 ^~	128	127
4.299% due 07/25/2035 ~	61	57

BCAP LLC Trust
3.222% due 01/26/2047 •	534	503
5.250% due 02/26/2036 ~	871	643
5.250% due 08/26/2037 ~	363	370
7.768% due 02/26/2036 ~	44	45

Bear Stearns Adjustable Rate Mortgage Trust
3.441% due 05/25/2034 ~	74	69
3.932% due 11/25/2034 ~	652	560
4.069% due 02/25/2036 ^~	233	223
4.419% due 10/25/2033 ~	61	63
4.619% due 02/25/2034 ~	10	11
4.702% due 02/25/2033 ~	3	4
4.855% due 05/25/2034 ~	196	195
5.065% due 05/25/2033 ~	43	45

Bear Stearns ALT-A Trust
3.825% due 11/25/2036 ^~	1,303	1,090
3.962% due 08/25/2036 ^~	1,179	796
3.992% due 11/25/2036 ^~	411	382
4.020% due 08/25/2036 ^~	61	54
4.040% due 11/25/2035 ^~	46	41

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~	98	87

BellaVista Mortgage Trust
2.307% due 05/20/2045 •	25	20

Chase Mortgage Finance Trust
3.771% due 07/25/2037 ~	120	109
4.711% due 02/25/2037 ~	296	303

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	81	81

Citigroup Mortgage Loan Trust
4.566% due 08/25/2035 ~	146	149

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •	256	264

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.032% due 09/25/2035 ^~	1,218	1,143

CitiMortgage Alternative Loan Trust
2.618% due 02/25/2037 •	4,670	3,864
5.750% due 07/25/2022	19	19

Commercial Mortgage Trust
0.695% due 03/10/2046 ~(a)	12,000	240
1.489% due 01/10/2046 ~(a)	12,195	445

Countrywide Alternative Loan Trust
2.178% due 02/25/2047 •	336	328
2.188% due 05/25/2047 •	311	301
2.218% due 06/25/2037 •	929	898
2.228% due 05/25/2035 •	958	923
2.228% due 07/25/2046 ^•	47	44
2.228% due 07/25/2046 •	779	765
2.254% due 03/20/2046 •	57	54
2.268% due 09/25/2046 ^•	1,565	1,154
2.278% due 07/25/2046 ^•	765	523

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.298% due 12/25/2035 •	$32	$32
2.324% due 09/20/2046 •	1,216	769
2.368% due 05/25/2037 ^•	470	205
2.418% due 06/25/2036 ^•	299	177
3.846% due 08/25/2035 •	275	276
3.946% due 11/25/2035 •	374	349
4.486% due 11/25/2035 •	266	256
5.250% due 06/25/2035 ^	158	156
6.250% due 08/25/2037 ^	448	383
6.500% due 08/25/2032	98	101

Countrywide Home Loan Mortgage Pass-Through Trust
2.358% due 03/25/2036 •	211	85
2.458% due 05/25/2035 ^•	101	78
2.598% due 04/25/2035 •	44	42
2.658% due 03/25/2035 •	887	837
2.678% due 02/25/2035 •	147	147
2.698% due 02/25/2035 •	60	58
3.711% due 02/20/2036 ^•	285	253
3.803% due 08/25/2034 ^~	48	46
3.864% due 09/25/2047 ^~	489	468
3.951% due 04/20/2036 ^~	142	133
4.154% due 01/20/2035 ~	29	29
4.166% due 08/25/2034 ^~	12	13
4.241% due 11/25/2034 ~	33	33
4.494% due 11/20/2034 ~	89	90

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	232	239

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	12	12

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^	628	300

DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	15,100	64
0.883% due 11/10/2046 ~(a)	10,157	40

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	392	380

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.118% due 10/25/2036 ^•	53	41
6.300% due 07/25/2036 ^þ	322	304

First Horizon Alternative Mortgage Securities Trust
3.918% due 08/25/2035 ^~	689	634

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~	80	67

GreenPoint Mortgage Funding Trust
2.198% due 01/25/2037 •	729	708
2.218% due 12/25/2046 ^•	1,030	987
2.228% due 04/25/2036 •	477	461
2.458% due 06/25/2045 •	215	206
2.558% due 11/25/2045 •	54	48

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.775% due 10/25/2033 ~	35	35

GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)	65,000	930
1.654% due 02/10/2046 ~(a)	15,198	643

GS Mortgage Securities Trust
2.109% due 11/10/2045 ~(a)	18,460	926

GSR Mortgage Loan Trust
2.278% due 08/25/2046 •	659	356
4.300% due 03/25/2033 •	69	70
4.427% due 05/25/2035 ~	162	159
4.480% due 09/25/2035 ~	106	110

HarborView Mortgage Loan Trust
2.236% due 07/21/2036 •	250	217
2.247% due 09/19/2037 •	779	760
2.297% due 03/19/2036 ^•	101	98
2.367% due 11/19/2035 •	637	617
2.617% due 02/19/2036 •	359	302
2.757% due 01/19/2035 •	35	32
4.394% due 07/19/2035 ^~	68	65
4.493% due 07/19/2035 ^~	7	6

HomeBanc Mortgage Trust
2.198% due 12/25/2036 •	20	20

Impac CMB Trust
2.678% due 03/25/2035 •	22	22
2.798% due 10/25/2034 •	257	257

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	153

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.228% due 05/25/2046 •	$1,114	$1,100
2.258% due 06/25/2037 •	446	446
2.268% due 02/25/2037 •	1,268	962
2.308% due 11/25/2036 ^•	366	350
3.889% due 08/25/2035 ~	194	177
4.243% due 11/25/2035 ^~	340	324
4.245% due 12/25/2034 ~	77	78

JPMorgan Alternative Loan Trust
2.258% due 10/25/2036 •	2,492	2,461
4.332% due 12/25/2035 ^~	1,929	1,703
5.500% due 11/25/2036 ^~	8	6

JPMorgan Chase Commercial Mortgage Securities Trust
1.123% due 12/15/2047 ~(a)	51,531	1,454

JPMorgan Mortgage Trust
2.318% due 10/25/2035 •	2,421	2,040
3.716% due 07/27/2037 ~	765	788
4.136% due 10/25/2035 ~	133	137
4.246% due 11/25/2033 ~	65	67
4.457% due 08/25/2035 ~	317	326
4.508% due 07/25/2035 ~	141	145
4.536% due 02/25/2036 ^~	382	358

Lehman XS Trust
2.338% due 11/25/2046 ^•	765	671

MASTR Adjustable Rate Mortgages Trust
2.228% due 04/25/2046 •	226	210
2.698% due 05/25/2047 ^•	942	1,029

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	419	77

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •	2	2

Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •	16	16
4.332% due 06/25/2035 ~	197	199
4.437% due 02/25/2033 ~	61	59
4.618% due 06/25/2037 ~	156	155

Merrill Lynch Mortgage-Backed Securities Trust
5.261% due 04/25/2037 ^~	24	24

Morgan Stanley Bank of America Merrill Lynch Trust
1.196% due 05/15/2046 ~(a)	46,915	1,483
1.488% due 02/15/2046 ~(a)	17,061	639

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.726% due 10/25/2035 ~	228	227
4.673% due 08/25/2035 ~	181	184
5.020% due 02/25/2036 ^~	159	142
5.820% due 03/25/2047 þ	366	389
6.138% due 03/25/2047 þ	313	332

Residential Accredit Loans, Inc. Trust
2.168% due 02/25/2047 •	1,112	619
2.228% due 04/25/2046 •	71	32
3.390% due 10/25/2037 ~	720	681
4.066% due 08/25/2035 ^~	112	70
5.117% due 09/25/2035 ^~	121	110
6.000% due 06/25/2037 ^	425	397

Residential Asset Securitization Trust
6.250% due 10/25/2036 ^	198	200
6.500% due 08/25/2036 ^	680	359

Residential Funding Mortgage Securities, Inc. Trust
4.337% due 09/25/2035 ^~	211	176
4.637% due 06/25/2035 ~	152	155

Sequoia Mortgage Trust
2.394% due 07/20/2033 •	164	162
4.776% due 04/20/2035 ~	69	73

Structured Adjustable Rate Mortgage Loan Trust
2.238% due 05/25/2037 •	51	49
3.531% due 10/25/2037 ^•	246	230
3.846% due 01/25/2035 ^•	23	22
4.111% due 04/25/2035 ~	787	790
4.458% due 02/25/2034 ~	103	104
4.608% due 04/25/2034 ~	169	177

Structured Asset Mortgage Investments Trust
2.208% due 07/25/2046 ^•	708	614
2.228% due 04/25/2036 •	264	263
2.238% due 09/25/2047 •	106	104
2.307% due 07/19/2035 •	132	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.328% due 12/25/2035 ^•	$21	$21
2.478% due 05/25/2045 •	293	293
2.637% due 07/19/2034 •	5	5
3.946% due 08/25/2047 ^•	1,271	1,264

Structured Asset Securities Corp. Mortgage Loan Trust
2.308% due 10/25/2036 •	1,244	1,102

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	189	15

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•	1,491	1,404

UBS-Barclays Commercial Mortgage Trust
1.780% due 12/10/2045 ~(a)	51,048	2,058

UBS-Citigroup Commercial Mortgage Trust
2.367% due 01/10/2045 ~(a)	11,632	385

WaMu Mortgage Pass-Through Certificates Trust
2.298% due 11/25/2045 •	246	243
2.308% due 10/25/2045 •	99	98
2.328% due 01/25/2045 •	104	104
2.598% due 07/25/2045 •	384	383
2.641% due 12/25/2046 •	490	498
2.655% due 11/25/2046 •	144	144
2.658% due 01/25/2045 •	73	73
2.758% due 11/25/2034 •	564	570
2.998% due 11/25/2034 •	382	388
3.293% due 12/25/2046 •	311	314
3.423% due 05/25/2046 •	808	831
3.536% due 04/25/2037 ^~	795	733
3.675% due 12/25/2036 ^~	30	29
3.696% due 03/25/2036 ^~	917	867
3.846% due 06/25/2042 •	47	47
3.846% due 08/25/2042 •	48	47
3.886% due 02/25/2037 ^~	417	391
3.941% due 02/25/2037 ^~	277	267
3.988% due 12/25/2035 ~	489	482
4.413% due 08/25/2034 ~	262	267
4.423% due 03/25/2035 ~	292	300
4.684% due 06/25/2033 ~	34	35
4.863% due 03/25/2034 ~	224	230

Washington Mutual Mortgage Pass-Through Certificates Trust
2.268% due 07/25/2046 ^•	6	6
3.386% due 07/25/2046 ^•	406	303
3.416% due 05/25/2046 ^•	1,415	1,238
3.826% due 02/25/2033 ~	1	1
6.000% due 10/25/2035 ^	483	398

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	95	93

Wells Fargo Mortgage-Backed Securities Trust
4.991% due 03/25/2036 ~	38	39

Wells Fargo-RBS Commercial Mortgage Trust
0.440% due 03/15/2048 ~(a)	26,228	299
1.338% due 03/15/2045 ~(a)	45,070	1,519

		78,111

U.S. GOVERNMENT AGENCIES 25.2%

Fannie Mae
2.138% due 03/25/2034 •	4	4
2.164% due 01/25/2022 ~(a)	8,127	186
2.168% due 08/25/2034 •	3	3
2.279% due 07/25/2037 •	267	263
2.345% due 03/01/2033 •	42	42
2.418% due 06/25/2029 - 06/25/2036 •	85	85
3.490% due 12/01/2020	4,409	4,447
3.683% due 06/01/2043 - 10/01/2044 •	101	104
4.197% due 09/01/2035 •	28	29
4.225% due 12/01/2036 •	28	29
4.284% due 12/01/2034 •	11	12
4.371% due 05/01/2026 •	1	1
4.589% due 06/01/2035 •	28	29
4.726% due 11/01/2034 •	366	388
6.000% due 04/25/2043 - 07/25/2044	437	495
6.500% due 06/25/2044	8	9

Fannie Mae UMBS
4.000% due 01/01/2048	98	103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae UMBS, TBA
3.000% due 11/01/2049		$29,300	$29,730
3.500% due 10/01/2034 - 12/01/2049		170,800	175,285
4.000% due 10/01/2049 - 11/01/2049		125,980	130,798

FDIC Structured Sale Guaranteed Notes
2.612% due 11/29/2037 •		66	66

Federal Housing Administration
6.896% due 07/01/2020		24	24

Freddie Mac
0.948% due 09/25/2022 ~(a)		21,501	459
1.107% due 11/25/2022 ~(a)		26,430	681
1.707% due 11/25/2019 ~(a)		14,283	0
2.169% due 01/15/2038 ~(a)		1,127	78
2.275% due 08/25/2031 •		15	15
2.478% due 12/15/2031 •		20	20
2.580% due 01/15/2038		1,127	1,119
2.628% due 12/15/2037 •		239	242
3.646% due 10/25/2044 •		424	429
4.105% due 09/01/2035 •		17	18
4.353% due 08/01/2035 •		22	23
4.616% due 06/01/2024 •		4	4
4.625% due 03/01/2036 •		205	209
4.640% due 10/01/2035 •		21	21
4.676% due 11/01/2035 •		31	32

Ginnie Mae
4.125% due 10/20/2029 •		7	7
6.000% due 08/20/2034		2,717	3,048

			348,537

U.S. TREASURY OBLIGATIONS 7.7%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (n)		227	225
0.125% due 04/15/2022 (l)		6,013	5,955
0.500% due 01/15/2028 (j)		21,114	21,640
0.625% due 04/15/2023 (l)		1,549	1,563
0.625% due 01/15/2026 (n)		432	443
0.750% due 02/15/2045 (n)		54	57
1.000% due 02/15/2048 (j)		10,092	11,352
1.375% due 02/15/2044		1,981	2,379
2.000% due 01/15/2026 (n)		582	647
2.375% due 01/15/2025 (n)		68	76
2.500% due 01/15/2029 (j)(n)		5,497	6,652
3.875% due 04/15/2029		1,873	2,516

U.S. Treasury Notes
2.000% due 08/15/2025 (j)		9,500	9,714
2.000% due 11/15/2026 (l)(n)		5,300	5,436
2.250% due 11/15/2025 (n)		200	207
2.625% due 06/15/2021 (n)		800	812
2.875% due 04/30/2025 (j)(n)		26,600	28,422

U.S. Treasury STRIPS
0.000% due 11/15/2023 (d)(l)		7,300	6,840
0.000% due 05/15/2026 (d)(l)		1,442	1,292

			106,228

Total United States (Cost $699,927)			717,947

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (i) 0.8%
			10,989

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (d)(e)	ARS	1,020	10

U.S. TREASURY BILLS 0.1%
1.873% due 11/07/2019 - 12/26/2019 (c)(d)(n)		$1,293	1,289

Total Short-Term Instruments (Cost $12,297)			12,288

Total Investments in Securities (Cost $1,719,138)			1,773,664

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.5%

SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short Asset Portfolio	3,408,673	$33,926

PIMCO Short-Term Floating NAV Portfolio III	2,780,833	27,511

Total Short-Term Instruments (Cost $61,607)		61,437

Total Investments in Affiliates (Cost $61,607)		61,437

Total Investments 132.9% (Cost $1,780,745)		$1,835,101

Financial Derivative Instruments (k)(m) (0.5)% (Cost or Premiums, net $8,599)		(6,416)

Other Assets and Liabilities, net (32.4)%		(448,132)

Net Assets 100.0%		$1,380,553

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$	3,026	U.S. Treasury Notes 2.250% due 03/31/2021	$(3,088)	$3,026	$3,026
MEI	1.710	09/24/2019	10/18/2019	CAD	10,550	Canada Government International Bond 2.750% due 12/01/2048	(7,918)	7,963	7,966

Total Repurchase Agreements							$(11,006)	$10,989	$10,992

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.330%	07/24/2019	10/22/2019		$(9,456)	$(9,498)
	2.350	07/26/2019	10/23/2019		(10,866)	(10,914)
BPS	(0.450)	07/18/2019	10/17/2019	EUR	(17,821)	(19,405)
	(0.380)	07/18/2019	10/17/2019		(17,662)	(19,235)
BSN	2.310	08/02/2019	10/03/2019		$(14,815)	(14,872)
	2.310	09/24/2019	10/03/2019		(10,828)	(10,833)
JML	(0.440)	09/19/2019	10/17/2019	EUR	(28,137)	(30,664)

Total Reverse Repurchase Agreements						$(115,421)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	155

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.260%	08/16/2019	10/08/2019	$(5,573)	$(5,589)
	2.310	08/02/2019	10/10/2019	(8,352)	(8,384)

Total Sale-Buyback Transactions					$(13,973)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (1.2)%
Sovereign Issues (1.2)%
Canada Government Bond	2.750%	12/01/2048	CAD	17,200	$(17,089)	$(16,823)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(20,412)	$0	$0	$(20,412)	$20,256	$(156)
BPS	0	(38,640)	0	0	(38,640)	38,383	(257)
BSN	0	(25,705)	0	0	(25,705)	25,694	(11)
FICC	3,026	0	0	0	3,026	(3,088)	(62)
JML	0	(30,664)	0	0	(30,664)	30,516	(148)
MEI	7,966	0	0	0	7,966	(7,918)	48
BPS	0	0	0	(7,922)	(7,922)	0	(7,922)
TOR	0	0	0	(8,901)	(8,901)	(310)	(9,211)
UBS	0	0	(13,973)	0	(13,973)	13,856	(117)

Total Borrowings and Other Financing Transactions	$10,992	$(115,421)	$(13,973)	$(16,823)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(69,304)	$0	$0	$(69,304)
U.S. Treasury Obligations	0	(46,117)	0	0	(46,117)

Total	$0	$(115,421)	$0	$0	$(115,421)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(13,973)	0	0	(13,973)

Total	$0	$(13,973)	$0	$0	$(13,973)

Total Borrowings	$0	$(129,394)	$0	$0	$(129,394)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(129,394)

(j)	Securities with an aggregate market value of $132,508 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(116,226) at a weighted average interest rate of 1.135%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(4)	Payable for short sales includes $128 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$	109.250	11/22/2019	1,710	$1,710	$15	$2
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures		116.000	11/22/2019	449	449	4	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures		143.000	11/22/2019	32	32	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures		143.500	11/22/2019	6	6	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures		144.000	11/22/2019	72	72	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures		144.500	11/22/2019	5	5	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures		135.000	11/22/2019	12	12	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures		137.000	11/22/2019	2	2	0	0
Call - MSE Canada Government 10-Year Bond December 2019 Futures	CAD	169.000	11/15/2019	215	215	2	1

						$22	$3

Total Purchased Options						$22	$3

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$117.000	10/25/2019	300	$300	$(65)	$(5)
Call - CBOT U.S. Treasury 5-Year Note November 2019 Futures	119.000	10/25/2019	300	300	(75)	(147)

					$(140)	$(152)

Total Written Options					$(140)	$(152)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	484	$37,793	$157	$0	$(37)
Australia Government 10-Year Bond December Futures	12/2019	178	17,703	30	7	(100)
Call Options Strike @ EUR 114.900 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	367	2	0	0	0
Call Options Strike @ EUR 115.500 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	1,208	7	(1)	0	0
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	338	2	0	0	0
Call Options Strike @ EUR 141.000 on Euro-Bobl December 2019 Futures(1)	11/2019	222	1	0	0	0
Call Options Strike @ EUR 184.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	50	1	0	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	455	5	0	0	0
Call Options Strike @ EUR 185.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	104	1	0	0	0
Call Options Strike @ EUR 186.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	71	1	0	0	0
Call Options Strike @ EUR 190.000 on Euro-OAT December 2019 Futures(1)	11/2019	10	0	0	0	0
Call Options Strike @ EUR 197.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	191	2	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	55	1	0	0	0
Euro-Bono December Futures	12/2019	5	871	(2)	1	(1)
Euro-BTP Italy Government Bond December Futures	12/2019	1,068	148,269	654	140	(26)
Euro-Buxl 30-Year Bond December Futures	12/2019	45	10,668	(187)	0	(91)
Japan Government 10-Year Bond December Futures	12/2019	6	8,602	2	0	(12)
Put Options Strike @ EUR 100.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	269	3	0	0	0
Put Options Strike @ EUR 101.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	60	1	0	0	0
Put Options Strike @ EUR 102.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	148	2	0	0	0
Put Options Strike @ EUR 128.500 on Euro-Bobl December 2019 Futures(1)	11/2019	133	1	0	0	0
Put Options Strike @ EUR 130.000 on Euro-Bobl December 2019 Futures(1)	11/2019	199	1	0	0	0
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	100	1	0	0	0
Put Options Strike @ GBP 113.000 United Kingdom Gilt December 2019 Futures(1)	11/2019	124	0	(2)	0	0
U.S. Treasury 5-Year Note December Futures	12/2019	985	117,361	(834)	0	(46)
U.S. Treasury 10-Year Note December Futures	12/2019	32	4,170	2	17	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	14	2,687	(47)	1	0
United Kingdom Long Gilt December Futures	12/2019	102	16,836	24	52	0

				$(204)	$218	$(313)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	157

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	98	$(8)	$45	$0	$(1)
Call Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	101	(2)	34	1	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	27	(57)	(17)	3	(1)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	79	(71)	(2)	5	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	163	(20)	125	3	0
Canada Government 10-Year Bond December Futures	12/2019	112	(12,055)	(129)	32	(3)
Euro-Bobl December Futures	12/2019	22	(3,253)	(9)	0	(2)
Euro-Bund 10-Year Bond December Futures	12/2019	355	(67,423)	(390)	49	(16)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	55	(10,210)	(11)	9	(1)
Euro-Schatz December Futures	12/2019	1,883	(230,543)	510	0	(72)
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	326	(12)	18	5	0
Put Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	98	(99)	(47)	10	0
Put Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	101	(96)	(49)	12	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	326	(18)	82	3	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	27	(20)	19	1	(1)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures (1)	11/2019	79	(135)	26	3	(4)

				$205	$136	$(101)

Total Futures Contracts				$1	$354	$(414)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin(7)
											Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.076%		EUR	200	$(6)	$4	$(2)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.113			200	(4)	2	(2)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.092	$		3,400	(100)	61	(39)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.129		EUR	300	(5)	1	(4)	0	0

								$(115)	$68	$(47)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin(7)
											Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%		EUR	600	$10	$(3)	$7	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454			800	2	(1)	1	0	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.389	$		900	16	(1)	15	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.431		EUR	2,000	(36)	128	92	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.288			2,500	(83)	39	(44)	0	(2)

								$(91)	$162	$71	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin(7)
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	82,200	$223	$0	$223	$0	$(50)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		4,300	24	4	28	0	(4)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	68,700	(255)	(189)	(444)	0	(53)

						$(8)	$(185)	$(193)	$0	$(107)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin(7)
									Asset	Liability
iTraxx Crossover 32 5-Year Index	5.000%	Quarterly	12/20/2024	EUR	2,500	$371	$(14)	$357	$1	$(1)

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	98,800	$0	$30	$30	$0	$(13)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		343,600	(3)	66	63	10	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		69,900	0	16	16	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		13,800	0	17	17	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		9,900	0	16	16	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		49,900	4	57	61	0	(4)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023		27,800	0	8	8	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		35,300	0	7	7	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		32,600	0	(4)	(4)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		7,400	0	4	4	0	(2)

						$1	$217	$218	$11	$(24)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.823%	Annual	10/30/2019	$	969,000	$0	$(54)	$(54)	$5	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.852	Annual	10/30/2019		962,100	0	(19)	(19)	5	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		2,500	0	(198)	(198)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		2,800	0	(223)	(223)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		2,800	0	(225)	(225)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		6,200	0	(502)	(502)	3	0
Receive	1-Year BRL-CDI	7.345	Maturity	07/01/2021	BRL	144,900	2	(1,248)	(1,246)	6	0
Pay(7)	3-Month CAD Bank Bill	1.900	Semi-Annual	12/18/2029	CAD	6,700	141	(70)	71	0	(12)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		60,400	1,613	1,574	3,187	0	(82)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		13,500	23	2,088	2,111	0	(12)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		5,200	0	640	640	0	(4)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	7,200	(12)	338	326	0	(9)
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	13,650	13	45	58	1	0
Pay	3-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	3,100	0	60	60	0	(2)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	22,300	51	11	62	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	361,400	6,784	(7,802)	(1,018)	16	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		9,600	70	(250)	(180)	1	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		13,800	(34)	18	(16)	0	(3)
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		63,800	(897)	(283)	(1,180)	15	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		8,800	357	(549)	(192)	2	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		18,500	0	59	59	6	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		59,300	502	(3,900)	(3,398)	11	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		13,600	(735)	(294)	(1,029)	2	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		15,500	0	51	51	0	(1)
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		17,950	0	83	83	0	(1)
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		2,000	(8)	9	2	0	0
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		32,700	(1,776)	175	(1,601)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		16,620	534	(868)	(334)	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		58,300	3,420	(7,123)	(3,703)	40	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		2,500	(24)	8	(16)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		20,500	(390)	276	(114)	5	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		18,400	(87)	(669)	(756)	0	(1)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		400	83	(8)	75	1	0
Receive(7)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		400	0	(119)	(119)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		3,900	0	(1,166)	(1,166)	0	(6)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		14,200	(57)	(1,769)	(1,826)	0	(19)
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2049		2,300	(40)	58	18	3	0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		600	(1)	(76)	(77)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		400	(6)	15	9	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	159

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.625%	Semi-Annual	02/03/2050	$	400	$0	$9	$9	0	$(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,300	(28)	(1,299)	(1,327)	0	(13)
Pay(7)	3-Month USD-LIBOR	1.678	Semi-Annual	08/21/2050		700	0	(5)	(5)	1	0
Pay(7)	3-Month USD-LIBOR	1.653	Semi-Annual	08/25/2051		1,850	0	(28)	(28)	3	0
Pay(7)	3-Month USD-LIBOR	1.635	Semi-Annual	08/31/2051		2,150	0	(41)	(41)	4	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	12	20	0	(2)
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	90	79	0	(3)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	0	80	80	0	(10)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021	EUR	18,200	(152)	(36)	(188)	0	(6)
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		25,900	422	155	577	8	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		158,200	(1,498)	527	(971)	32	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		52,900	1,731	2,001	3,732	0	(64)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		14,350	(23)	(30)	(53)	0	(17)
Pay(7)	6-Month EUR-EURIBOR	1.000	Annual	12/18/2049		4,550	834	326	1,160	0	(63)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		15,200	(675)	777	102	0	(197)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	34,700	(40)	177	137	80	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		44,500	180	940	1,120	207	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		3,800	(4)	(36)	(40)	0	(17)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		5,100	(213)	(9)	(222)	0	(23)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		7,400	(162)	291	129	0	(21)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	464,500	(18)	87	69	0	(3)
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	1,220,000	234	54	288	0	(24)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		1,660,000	30	(743)	(713)	67	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		1,460,000	(150)	1,070	920	0	(83)
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027	MXN	58,200	(7)	199	192	0	(6)

							$9,985	$(17,339)	$(7,354)	$540	$(709)

Total Swap Agreements							$10,143	$(17,091)	$(6,948)	$552	$(843)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$354	$555	$912	$(152)	$(414)	$(843)	$(1,409)

(l)

Securities with an aggregate market value of $9,391 and cash of $13,241 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $3 for closed swap agreements is outstanding at period end.

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	AUD	8,444		$5,722	$23	$0
	10/2019	BRL	626		150	0	0
	10/2019	EUR	3,602		3,948	22	0
	10/2019	GBP	64,358		79,299	169	0
	10/2019	NZD	22,093		13,913	78	0
	10/2019	SEK	7,175		739	10	0
	10/2019		$1,050	AUD	1,553	0	(2)
	10/2019		154	BRL	626	0	(3)
	10/2019		42,182	DKK	286,735	0	(323)
	10/2019		95	GBP	76	0	(1)
	10/2019		673	RUB	43,809	1	0
	10/2019		10,392	ZAR	148,446	0	(597)
	11/2019		79,407	GBP	64,358	0	(170)
	11/2019		13,923	NZD	22,093	0	(79)
	12/2019		1,379	INR	99,136	11	0
	01/2020	DKK	286,735		$42,526	339	0
	02/2020	PLN	1,631		417	9	0
	03/2020	RON	4,528	EUR	913	0	(29)
	03/2020		$28,767	CNH	207,469	176	0

BPS	10/2019	CAD	12,627		$9,518	3	(16)
	10/2019	EUR	32,253		35,682	528	0
	10/2019	GBP	3,411		4,203	9	0
	10/2019	INR	340,351		4,837	32	0
	10/2019	JPY	919,700		8,669	164	0
	10/2019	KRW	8,339,509		7,006	48	0
	10/2019	SEK	1,467,135		150,501	1,463	0
	10/2019		$7,293	AUD	10,827	15	0
	10/2019		4,534	CAD	6,017	8	0
	10/2019		1,499	CHF	1,482	0	(14)
	10/2019		42,074	EUR	37,912	0	(752)
	10/2019		1,464	GBP	1,212	27	0
	10/2019		1,357	INR	96,655	8	0
	10/2019		2,748	JPY	296,942	0	(1)
	10/2019		9	NOK	85	0	0
	10/2019		3,599	NZD	5,587	0	(100)
	10/2019		2,680	SEK	26,070	0	(32)
	10/2019		7,664	TWD	237,999	7	0
	10/2019	ZAR	105,801		$7,181	244	(43)
	11/2019	COP	1,190,913		351	10	0
	11/2019		$137,769	SEK	1,340,480	0	(1,304)
	12/2019	CNY	13,744		$1,938	13	0
	12/2019	TWD	461,240		14,828	0	(120)
	12/2019		$3,569	CNY	25,327	0	(21)
	12/2019		129	HKD	1,006	0	0
	12/2019		1,060	IDR	15,292,323	8	0
	01/2020	BRL	5,000		$1,230	33	0
	03/2020	RON	3,947	EUR	795	0	(27)
	05/2020		$11,679	INR	858,056	143	0
	09/2020	HKD	6,977		$888	0	(3)

BRC	10/2019	MXN	477,542		24,281	160	0
	11/2019		$1,939	TWD	60,109	5	0
	12/2019	HKD	13,900		$1,777	2	0
	01/2020		$21,051	MXN	421,021	0	(102)
	04/2020	INR	861,922		$11,881	0	(4)

BSS	01/2020	BRL	109,400		27,604	1,418	0

CBK	10/2019		2,576		619	0	(1)
	10/2019	CAD	11,184		8,483	41	0
	10/2019	CHF	2,271		2,298	22	0
	10/2019	CZK	2,350		100	1	0
	10/2019	DKK	324,136		49,678	2,359	0
	10/2019	EUR	10,572		11,657	134	0
	10/2019	GBP	6,812		8,490	114	0
	10/2019	JPY	948,162		8,871	101	0
	10/2019	NOK	13,277		1,465	6	0
	10/2019	RUB	86,162		1,324	0	(2)
	10/2019	SEK	58,215		6,037	123	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	161

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019		$635	BRL	2,576	$0	$(15)
	10/2019		2,301	CAD	3,058	7	0
	10/2019		46,944	EUR	42,442	0	(684)
	10/2019		97,998	GBP	80,153	669	(115)
	10/2019		14,063	JPY	1,517,183	0	(31)
	10/2019		7,017	KRW	8,371,688	0	(32)
	10/2019		21,162	MXN	421,021	98	0
	10/2019		1,486	NOK	13,513	0	0
	10/2019		11,184	NZD	17,655	0	(129)
	10/2019		3,156	PEN	10,688	15	(1)
	10/2019		1,299	RON	5,483	0	(40)
	11/2019	PEN	3,462		$1,041	16	0
	11/2019		$5,745	COP	19,444,283	0	(171)
	11/2019		21,843	MXN	437,111	133	0
	11/2019		2,175	PEN	7,418	21	0
	12/2019	HKD	25,892		$3,309	3	0
	12/2019	KRW	9,550,308		8,026	44	0
	12/2019	PEN	6,434		1,905	1	0
	12/2019		$476	KRW	565,445	0	(3)
	01/2020		14,916	BRL	56,900	0	(1,296)
	02/2020	PEN	9,657		$2,833	0	(15)
	03/2020	RON	3,976	EUR	801	0	(27)

DUB	10/2019	BRL	89,510		$21,509	0	(34)
	10/2019	TWD	237,999		7,710	39	0
	10/2019		$21,494	BRL	89,510	49	0
	11/2019		1,098	TWD	34,247	9	0
	12/2019		7,757		237,999	0	(44)
	03/2020	CNH	13,450		$1,867	0	(9)
	03/2020		$7,026	CNH	50,196	0	(23)

FBF	11/2019		1,287	TWD	40,180	12	0

GLM	10/2019	AUD	9,371		$6,410	85	0
	10/2019	BRL	113,112		27,164	0	(60)
	10/2019	EUR	5,348		5,918	89	0
	10/2019	JPY	105,100		993	21	0
	10/2019	NOK	1,004,831		110,822	372	0
	10/2019	NZD	13,879		8,810	119	0
	10/2019		$27,204	BRL	113,112	20	0
	10/2019		8,832	CAD	11,693	0	(6)
	10/2019		11,675	EUR	10,551	0	(175)
	10/2019		1,425	GBP	1,143	0	(20)
	10/2019		13	INR	928	0	0
	10/2019		179	JPY	19,231	0	(1)
	10/2019		4,488	NZD	7,103	0	(40)
	10/2019		2,989	RON	12,749	0	(61)
	10/2019		1,260	RUB	81,423	0	(7)
	11/2019	BRL	113,112		$27,150	0	(10)
	11/2019		$110,889	NOK	1,004,831	0	(374)
	11/2019		6,620	RUB	436,335	71	0
	12/2019	INR	131,075		$1,799	0	(39)
	12/2019		$8,940	MYR	37,466	0	(12)
	01/2020		15,078	BRL	57,500	0	(1,315)
	01/2020		2,001	DKK	13,570	0	(4)
	03/2020	EUR	812	RON	3,949	8	0

HUS	10/2019	AUD	2,257		$1,552	29	0
	10/2019	CAD	169,073		127,554	0	(65)
	10/2019	INR	282,100		3,838	0	(145)
	10/2019	JPY	1,036,600		9,609	22	0
	10/2019	MXN	8,233		423	6	0
	10/2019	NZD	4,842		3,117	84	0
	10/2019	RUB	195,792		3,036	22	0
	10/2019		$142,164	AUD	210,531	0	(66)
	10/2019		131,216	CAD	174,451	466	(4)
	10/2019		4,439	CHF	4,398	0	(32)
	10/2019		100	CZK	2,345	0	(1)
	10/2019		807	DKK	5,400	0	(18)
	10/2019		8,589	INR	622,451	199	0
	10/2019		120,478	NOK	1,086,556	7	(1,052)
	10/2019		4,308	NZD	6,851	0	(18)
	10/2019		3,824	SEK	37,440	0	(21)
	11/2019	TWD	164,910		$5,269	0	(64)
	11/2019		$127,619	CAD	169,073	67	0
	11/2019		1,975	TWD	61,571	16	0

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2019	HKD	55,632		$7,114	$11	$(1)
	12/2019	IDR	22,711,790		1,600	14	0
	12/2019	KRW	33,280,268		27,530	0	(283)
	12/2019		$2,183	HKD	17,069	0	(3)
	12/2019		59	IDR	830,897	0	(1)
	12/2019		945	INR	67,884	7	0
	12/2019		919	TWD	28,185	0	(6)
	01/2020	CZK	2,340		$100	1	0
	02/2020		$4	HUF	1,156	0	0
	03/2020	CNH	38,610		$5,353	0	(33)
	04/2020		$11,746	INR	861,921	139	0

IND	12/2019		1,585	HKD	12,381	0	(4)

JPM	10/2019	AUD	1,328		$906	9	0
	10/2019	BRL	3,798		923	9	(1)
	10/2019	EUR	33,507		36,583	62	0
	10/2019	GBP	12,367		15,001	0	(205)
	10/2019	INR	97,583		1,363	0	(14)
	10/2019	JPY	131,300		1,229	15	0
	10/2019	PEN	10,688		3,207	37	0
	10/2019	RON	26,821	EUR	5,606	0	(41)
	10/2019		$933	BRL	3,798	0	(19)
	10/2019		3,136	DKK	20,410	0	(156)
	10/2019		420	MXN	8,233	0	(4)
	10/2019		1,497	SEK	14,451	0	(29)
	11/2019	TWD	19,361		$617	0	(9)
	11/2019		$36,673	EUR	33,507	0	(61)
	12/2019	IDR	37,419,144		$2,632	19	0
	12/2019	ILS	2,499		713	0	(9)
	12/2019		$5,511	HKD	43,054	0	(13)
	12/2019		704	IDR	9,922,880	0	(11)
	12/2019		1,364	INR	98,493	17	0
	01/2020		22,035	MXN	442,826	19	0
	05/2020	INR	428,659		$5,949	43	0

MYI	10/2019	AUD	206,557		139,593	177	0
	10/2019	CHF	585		592	6	0
	10/2019	NOK	81,725		9,129	146	0
	10/2019		$147,251	CHF	144,140	0	(2,830)
	10/2019		5,890	JPY	629,990	0	(64)
	10/2019		3,445	MXN	67,169	0	(46)
	10/2019	ZAR	52,296		$3,485	35	0
	11/2019		$126,894	AUD	187,632	0	(105)
	12/2019	HKD	16,232		$2,075	2	0
	12/2019	SGD	20,320		14,645	0	(70)
	12/2019	TWD	79,140		2,574	9	0
	12/2019		$2,714	HKD	21,204	0	(7)
	03/2020	RON	3,982	EUR	801	0	(27)
	06/2021		$92		72	0	(10)

NAB	10/2019		17,365	JPY	1,838,800	0	(358)

NGF	12/2019	TWD	157,979		$5,168	48	0

RYL	10/2019	EUR	10,766		11,907	173	0
	10/2019	RON	4,198	EUR	879	0	(4)
	10/2019		$1,556	DKK	10,500	0	(24)
	10/2019		2,982	RON	12,787	0	(45)
	11/2019	MXN	437,111		$21,538	0	(438)
	12/2019		$1,633	KRW	1,944,997	0	(8)
	03/2020	CNH	582,843		$80,828	0	(481)
	03/2020	EUR	865	RON	4,198	6	0

SCX	10/2019	BRL	24,126		$5,801	0	(6)
	10/2019	CAD	4,180		3,152	0	(3)
	10/2019	EUR	3,978		4,384	48	0
	10/2019	KRW	32,180		27	0	0
	10/2019	NOK	39,950		4,480	89	0
	10/2019		$5,860	AUD	8,662	11	(25)
	10/2019		5,793	BRL	24,126	13	0
	10/2019		39	GBP	31	0	0
	10/2019		4,432	NOK	39,629	0	(76)
	10/2019		4,397	NZD	6,964	0	(36)
	10/2019		888	RUB	57,747	1	0
	10/2019		145,347	SEK	1,404,073	0	(2,715)
	10/2019		3,570	ZAR	55,110	66	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	163

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019	TWD	24,158		$772	$0	$(9)
	11/2019		$391	TWD	12,180	3	0
	12/2019	INR	54,391		$748	0	(15)
	12/2019		$2,759	HKD	21,559	0	(7)
	12/2019		41,183	IDR	598,461,974	616	0
	02/2020		2,327	PLN	9,122	0	(48)
	09/2020	HKD	70,605		$8,984	0	(31)

SOG	10/2019		$28,398	RUB	1,827,711	0	(266)
	12/2019		8,386		567,294	276	0

SSB	10/2019	CHF	8,927		$9,015	71	0
	10/2019	NZD	1,149		725	5	0
	10/2019		$693	SEK	6,755	0	(6)
	12/2019		676	IDR	9,525,232	0	(11)
	03/2020		4,453	CNY	31,954	8	0
	05/2020	INR	429,397		$5,973	57	0

UAG	10/2019	CHF	138,237		139,121	614	0
	10/2019	EUR	2,721		2,991	25	0
	10/2019	JPY	4,777,121		45,281	1,099	0
	10/2019		$8,910	EUR	8,044	0	(142)
	10/2019		1,496	GBP	1,210	0	(8)
	10/2019		33,594	JPY	3,615,521	0	(155)
	10/2019		5,844	SEK	57,235	0	(30)
	10/2019	ZAR	47,429		$3,372	242	0
	11/2019	JPY	3,615,521		33,670	158	0
	11/2019		$135,065	CHF	133,850	0	(570)
	12/2019	INR	80,047		$1,100	0	(22)
	12/2019		$439	CNY	3,135	0	0
	03/2020	EUR	1,675	RON	8,155	18	0

Total Forward Foreign Currency Contracts						$15,330	$(19,626)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD		$0.600	10/31/2019	100,000	$7	$7
	Put - OTC AUD versus USD		0.550	11/08/2019	77,500	5	0
	Call - OTC USD versus CHF	CHF	1.043	10/22/2019	100,000	10	2

BPS	Call - OTC USD versus NOK	NOK	10.200	10/14/2019	100,000	10	0

GLM	Put - OTC USD versus BRL	BRL	4.015	12/12/2019	7,348	128	57

HUS	Put - OTC GBP versus USD		$1.070	10/14/2019	40,000	5	0
	Call - OTC USD versus INR	INR	82.000	10/16/2019	20,000	142	0

						$307	$66

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779%	08/19/2020	5,600	$294	$297

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	5,100	377	422

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147	06/29/2020	1,156,000	13	9
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	4,400	326	354

							$1,010	$1,082

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	$	76.500	11/06/2019	10,500	$0	$0

Total Purchased Options						$1,317	$1,148

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400%	12/18/2019	2,600	$ (1)	$ (1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	2,600	(3)	(2)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	3,200	(2)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	3,200	(5)	(4)

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	2,000	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	2,000	(2)	(2)

						$ (14)	$ (12)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus BRL	BRL	3.880	12/12/2019	7,348	$(48)	$(18)
	Call - OTC USD versus BRL		4.280	12/12/2019	7,348	(83)	(102)

HUS	Put - OTC USD versus CNH	CNH	7.050	10/22/2019	6,900	(23)	(12)
	Call - OTC USD versus CNH		7.180	10/22/2019	6,900	(23)	(29)

						$(177)	$(161)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	5,300	$(68)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	12/13/2019	600	$(17)	$(11)

CBK	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.050	12/05/2019	2,650	(68)	(54)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	46,600	(294)	(324)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	3,050	(69)	(56)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	42,400	(376)	(465)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.335	10/23/2019	14,700	(23)	(19)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.498	10/23/2019	14,100	(65)	(54)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.498	10/23/2019	14,100	(65)	(55)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.660	10/23/2019	14,700	(29)	(16)

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	2,311,000	(8)	(7)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	36,600	(326)	(376)

							$(1,340)	$(1,437)

Total Written Options							$(1,599)	$(1,610)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.104%	$	600	$(21)	$6	$0	$(15)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		4,700	(168)	53	0	(115)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231		3,900	(96)	(14)	0	(110)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310		2,200	(42)	(14)	0	(56)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		1,600	(55)	16	0	(39)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231		5,800	(146)	(18)	0	(164)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		2,600	(92)	29	0	(63)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	165

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
GST	China Government International Bond	(1.000)%	Quarterly	06/20/2023	0.310%	$	3,700	$(72)	$(22)	$0	$(94)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		3,200	(113)	35	0	(78)

HUS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		4,200	(142)	40	0	(102)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231		2,200	(55)	(7)	0	(62)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231		2,700	(65)	(11)	0	(76)

								$(1,067)	$93	$0	$(974)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.525%	$	300	$(15)	$9	$0	$(6)

CBK	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		300	(15)	10	0	(5)

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797		2,200	(97)	20	0	(77)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		300	(17)	12	0	(5)

								$(144)	$51	$0	$(93)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	10,400	$7,176	$2	$(143)	$0	$(141)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.240% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/23/2029	EUR	8,300	9,130	64	(164)	0	(100)

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	10,600	7,314	(40)	(103)	0	(143)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.245% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	11/15/2029	EUR	4,600	5,091	7	(97)	0	(90)

MYI	Floating rate equal to 6-Month EUR-EURIBOR plus 0.224% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/16/2029		4,200	4,715	(7)	(133)	0	(140)

								$26	$(640)	$0	$(614)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.780%	Annual	05/01/2029	ILS	3,000	$0	$80	$80	$0

BPS	Pay	1-Year ILS-TELBOR	1.180	Annual	01/30/2024		13,500	0	172	172	0

166	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	1-Year ILS-TELBOR	1.755%	Annual	04/29/2029	ILS	5,000	$0	$131	$131	$0

GLM	Pay	1-Year ILS-TELBOR	1.780	Annual	04/22/2029		4,500	0	121	121	0
	Pay	1-Year ILS-TELBOR	1.779	Annual	04/30/2029		4,500	0	121	121	0

HUS	Pay	1-Year ILS-TELBOR	1.774	Annual	04/25/2029		6,000	0	161	161	0

JPM	Pay	1-Year ILS-TELBOR	1.775	Annual	04/25/2029		5,100	2	135	137	0

								$2	$921	$923	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	6,400	$39	$(442)	$0	$(403)

Total Swap Agreements									$(1,144)	$(17)	$923	$(2,084)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$838	$9	$80	$927	$(1,204)	$0	$(21)	$(1,225)	$(298)	$270	$(28)
BPS	2,763	0	172	2,935	(2,433)	0	(225)	(2,658)	277	0	277
BRC	167	0	0	167	(106)	(11)	(662)	(779)	(612)	389	(223)
BSS	1,418	0	0	1,418	0	0	0	0	1,418	(1,490)	(72)
CBK	3,908	0	131	4,039	(2,562)	(54)	(309)	(2,925)	1,114	(1,865)	(751)
DBL	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
DUB	97	297	0	394	(110)	(380)	0	(490)	(96)	(800)	(896)
FBF	12	422	0	434	0	(465)	0	(465)	(31)	0	(31)
GLM	785	57	242	1,084	(2,124)	(264)	(233)	(2,621)	(1,537)	1,216	(321)
GST	0	0	0	0	0	0	(249)	(249)	(249)	268	19
HUS	1,090	0	161	1,251	(1,813)	(41)	(164)	(2,018)	(767)	254	(513)
IND	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
JPM	230	0	137	367	(572)	0	(81)	(653)	(286)	167	(119)
MEI	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
MYC	0	363	0	363	0	(383)	0	(383)	(20)	(858)	(878)
MYI	375	0	0	375	(3,159)	0	(140)	(3,299)	(2,924)	2,047	(877)
NAB	0	0	0	0	(358)	0	0	(358)	(358)	281	(77)
NGF	48	0	0	48	0	0	0	0	48	0	48
RYL	179	0	0	179	(1,000)	0	0	(1,000)	(821)	488	(333)
SCX	847	0	0	847	(2,971)	0	0	(2,971)	(2,124)	1,279	(845)
SOG	276	0	0	276	(266)	0	0	(266)	10	(109)	(99)
SSB	141	0	0	141	(17)	0	0	(17)	124	0	124
UAG	2,156	0	0	2,156	(927)	0	0	(927)	1,229	(1,070)	159

Total Over the Counter	$15,330	$1,148	$923	$17,401	$(19,626)	$(1,610)	$(2,084)	$(23,320)

(n)

Securities with an aggregate market value of $7,611 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	167

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	354	354
Swap Agreements	0	4	0	0	551	555

	$0	$4	$0	$0	$908	$912

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,330	$0	$15,330
Purchased Options	0	0	0	66	1,082	1,148
Swap Agreements	0	0	0	0	923	923

	$0	$0	$0	$15,396	$2,005	$17,401

	$0	$4	$0	$15,396	$2,913	$18,313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$152	$152
Futures	0	0	0	0	414	414
Swap Agreements	0	110	0	0	733	843

	$0	$110	$0	$0	$1,299	$1,409

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,626	$0	$19,626
Written Options	0	12	0	161	1,437	1,610
Swap Agreements	0	1,067	0	614	403	2,084

	$0	$1,079	$0	$20,401	$1,840	$23,320

	$0	$1,189	$0	$20,401	$3,139	$24,729

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(43)	$(43)
Written Options	0	0	0	0	231	231
Futures	0	0	0	0	12,006	12,006
Swap Agreements	0	(2,702)	0	0	411	(2,291)

	$0	$(2,702)	$0	$0	$12,605	$9,903

168	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21,728)	$0	$(21,728)
Purchased Options	0	0	0	(249)	1,501	1,252
Written Options	0	69	0	468	(1,216)	(679)
Swap Agreements	0	(175)	0	(8,991)	(446)	(9,612)

	$0	$(106)	$0	$(30,500)	$(161)	$(30,767)

	$0	$(2,808)	$0	$(30,500)	$12,444	$(20,864)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	(19)	(19)
Futures	0	0	0	0	92	92
Swap Agreements	0	1,555	0	0	(7,759)	(6,204)

	$0	$1,555	$0	$0	$(7,688)	$(6,133)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,398)	$0	$(1,398)
Purchased Options	0	0	0	(145)	72	(73)
Written Options	0	(34)	0	301	(33)	234
Swap Agreements	0	134	0	6,433	290	6,857

	$0	$100	$0	$5,191	$329	$5,620

	$0	$1,655	$0	$5,191	$(7,359)	$(513)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$715	$0	$715
Australia
Asset-Backed Securities	0	778	0	778
Corporate Bonds & Notes	0	4,292	0	4,292
Brazil
Corporate Bonds & Notes	0	4,523	0	4,523
Loan Participations and Assignments	0	0	1,011	1,011
Sovereign Issues	0	31,703	0	31,703
Canada
Corporate Bonds & Notes	0	12,000	0	12,000
Non-Agency Mortgage-Backed Securities	0	4,108	0	4,108
Sovereign Issues	0	9,042	0	9,042
Cayman Islands
Asset-Backed Securities	0	33,686	0	33,686
Corporate Bonds & Notes	0	9,833	0	9,833
China
Sovereign Issues	0	73,476	0	73,476
Denmark
Corporate Bonds & Notes	0	48,512	0	48,512
Sovereign Issues	0	6,969	0	6,969
France
Corporate Bonds & Notes	0	12,526	0	12,526
Sovereign Issues	0	32,309	0	32,309
Germany
Asset-Backed Securities	0	642	0	642
Corporate Bonds & Notes	0	15,090	0	15,090
Guernsey, Channel Islands
Corporate Bonds & Notes	0	2,056	0	2,056
Hong Kong
Corporate Bonds & Notes	0	1,696	0	1,696
India
Corporate Bonds & Notes	0	2,218	0	2,218
Indonesia
Corporate Bonds & Notes	0	630	0	630
Sovereign Issues	0	1,187	0	1,187
Ireland
Asset-Backed Securities	0	12,496	0	12,496
Corporate Bonds & Notes	0	2,373	0	2,373

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Israel
Sovereign Issues	$0	$2,145	$0	$2,145
Italy
Corporate Bonds & Notes	0	12,435	0	12,435
Sovereign Issues	0	35,319	0	35,319
Japan
Corporate Bonds & Notes	0	20,006	0	20,006
Sovereign Issues	0	216,716	0	216,716
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,144	0	1,144
Kuwait
Sovereign Issues	0	8,282	0	8,282
Lithuania
Sovereign Issues	0	4,327	0	4,327
Luxembourg
Corporate Bonds & Notes	0	5,089	0	5,089
Netherlands
Asset-Backed Securities	0	9,158	0	9,158
Corporate Bonds & Notes	0	25,086	0	25,086
Norway
Corporate Bonds & Notes	0	5,647	0	5,647
Sovereign Issues	0	1,400	0	1,400
Peru
Sovereign Issues	0	8,875	0	8,875
Poland
Corporate Bonds & Notes	0	441	0	441
Sovereign Issues	0	4,289	0	4,289
Qatar
Loan Participations and Assignments	0	0	6,995	6,995
Sovereign Issues	0	21,137	0	21,137
Russia
Sovereign Issues	0	2,791	0	2,791
Saudi Arabia
Corporate Bonds & Notes	0	1,110	0	1,110
Sovereign Issues	0	13,356	0	13,356
Singapore
Corporate Bonds & Notes	0	6,976	0	6,976
Slovenia
Sovereign Issues	0	5,883	0	5,883

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	169

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
South Africa
Sovereign Issues	$0	$1,098	$0	$1,098
South Korea
Sovereign Issues	0	27,250	0	27,250
Spain
Corporate Bonds & Notes	0	6,974	0	6,974
Sovereign Issues	0	86,440	0	86,440
Supranational
Corporate Bonds & Notes	0	1,411	0	1,411
Sweden
Corporate Bonds & Notes	0	5,838	0	5,838
Switzerland
Corporate Bonds & Notes	0	12,741	0	12,741
Sovereign Issues	0	2,210	0	2,210
United Arab Emirates
Corporate Bonds & Notes	0	1,631	0	1,631
Sovereign Issues	0	2,420	0	2,420
United Kingdom
Corporate Bonds & Notes	0	86,255	0	86,255
Non-Agency Mortgage-Backed Securities	0	48,380	0	48,380
Preferred Securities	0	459	0	459
Sovereign Issues	0	17,844	0	17,844
United States
Asset-Backed Securities	0	38,597	0	38,597
Corporate Bonds & Notes	0	144,668	0	144,668
Loan Participations and Assignments	0	1,466	0	1,466
Municipal Bonds & Notes	0	340	0	340
Non-Agency Mortgage-Backed Securities	0	78,111	0	78,111
U.S. Government Agencies	0	348,537	0	348,537
U.S. Treasury Obligations	0	106,228	0	106,228
Short-Term Instruments
Repurchase Agreements	0	10,989	0	10,989
Argentina Treasury Bills	0	10	0	10
U.S. Treasury Bills	0	1,289	0	1,289

	$0	$1,765,658	$8,006	$1,773,664

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$61,437	$0	$0	$61,437

Total Investments	$61,437	$1,765,658	$8,006	$1,835,101

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(16,823)	0	(16,823)

	$0	$(16,823)	$0	$(16,823)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	355	554	0	909
Over the counter	0	17,401	0	17,401

	$355	$17,955	$0	$18,310

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(414)	(995)	0	(1,409)
Over the counter	0	(23,320)	0	(23,320)

	$(414)	$(24,315)	$0	$(24,729)

Total Financial Derivative Instruments	$(59)	$(6,360)	$0	$(6,419)

Totals	$61,378	$1,742,475	$8,006	$1,811,859

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

170	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any actively-managed funds of the PIMCO ETF Trust (collectively, “Underlying PIMCO Funds”) and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	171

Notes to Financial Statements (Cont.)

period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

PIMCO Global Bond Opportunities Fund (Unhedged)	Daily	Monthly

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

172	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	173

Notes to Financial Statements (Cont.)

currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant

174	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	175

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended September 30, 2019 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$110,235	$3,348	$(47,512)	$1,232	$1,345	$68,648	$2,186	$0

PIMCO Emerging Markets Corporate Bond Fund	87,195	2,731	(35,619)	(1,236)	3,117	56,188	1,795	0

PIMCO Emerging Markets Local Currency and Bond Fund	203,527	11,944	(84,450)	(23,037)	28,246	136,230	5,809	0

PIMCO Short-Term Floating NAV Portfolio III	2,284	52,657	(48,200)	1	0	6,742	56	0

Totals	$403,241	$70,680	$(215,781)	$(23,040)	$32,708	$267,808	$9,846	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to

176	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$290,749	$150,943	$(259,000)	$(1,326)	$1,222	$182,588	$4,543	$0

PIMCO Global Advantage® Strategy Bond Fund	1,889	10	(1,690)	(11)	12	210	10	0

PIMCO Global Bond Opportunities Fund (Unhedged)	1,421	7,526	(8,760)	(18)	10	179	26	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	33,611	37,101	(15,999)	(94)	89	54,708	801	0

PIMCO International Bond Fund (Unhedged)	64,522	7,535	(38,150)	(256)	275	33,926	636	0
Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$48,391	$493,816	$(480,100)	$12	$22	$62,141	$816	$0

PIMCO Emerging Markets Corporate Bond Fund	228	26,608	(26,230)	0	0	606	8	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	345,568	1,480,016	(1,606,700)	96	(66)	218,914	3,815	0

PIMCO Global Advantage® Strategy Bond Fund	4,157	76,324	(77,700)	1	0	2,782	24	0

PIMCO Global Bond Opportunities Fund (Unhedged)	10,070	98,646	(104,880)	2	(1)	3,837	46	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	49,500	274,437	(301,100)	22	(18)	22,841	238	0

PIMCO International Bond Fund (Unhedged)	66,634	299,477	(338,600)	6	(6)	27,511	177	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	177

Notes to Financial Statements (Cont.)

a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs,

178	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	179

Notes to Financial Statements (Cont.)

liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of

180	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	181

Notes to Financial Statements (Cont.)

counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

182	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	183

Notes to Financial Statements (Cont.)

entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an

184	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	185

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

Allocation	—	—	—	X	—	—	—	—

Acquired Fund	—	—	—	X	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—	—

Equity	X	—	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—	—

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—	—

Leveraging	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	X	X	—

Management	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—	—

Subsidiary	—	—	—	X	—	—	—	—

Value Investing	—	—	—	X	—	—	—	—

Arbitrage	—	—	—	X	—	—	—	—

Convertible Securities	—	—	—	X	—	—	—	—

Exchange-Traded Fund	—	—	—	X	—	—	—	—

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount

186	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	187

Notes to Financial Statements (Cont.)

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

188	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	189

Notes to Financial Statements (Cont.)

and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	N/A	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	0.40%	N/A		N/A	0.45%	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%	0.30%	N/A	N/A		0.30%	0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit,

190	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2020, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the amount waived was $1,559,043.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$10,742	$146,421

PIMCO Emerging Markets Corporate Bond Fund	250	4,017

PIMCO Emerging Markets Currency and Short-Term Investments Fund	200,507	24,223

PIMCO Global Advantage® Strategy Bond Fund	9,015	18,874

PIMCO Global Bond Opportunities Fund (Unhedged)	5,585	4,186

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	18,644	4,590

PIMCO International Bond Fund (Unhedged)	19,693	2,104

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	191

Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$184,166	$0	$460,926	$629,004

PIMCO Emerging Markets Corporate Bond Fund	0	0	39,724	73,531

PIMCO Emerging Markets Currency and Short-Term Investments Fund	43,706	44,352	887,083	487,156

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	18,024	167,581

PIMCO Global Advantage® Strategy Bond Fund	910,400	892,652	120,280	125,169

PIMCO Global Bond Opportunities Fund (Unhedged)	535,898	499,111	72,892	64,761

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	2,478,189	2,273,820	307,716	128,449

PIMCO International Bond Fund (Unhedged)	2,209,828	2,074,720	460,454	325,021

†	A zero balance may reflect actual amounts rounding to less than one thousand.

192	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund						PIMCO Emerging Markets Corporate Bond Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019				Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	14,216	$148,125	91,479		$907,840		1,014	$10,871	4,179	$42,914

I-2	3,954	41,319	4,515		44,967		0	0	0	0

I-3	107	1,122	201		2,009	(a)	0	0	0	0

Administrative Class	0	0	20	(b)	199	(b)	0	0	0	0

Class A	2,354	24,609	5,671		57,040		0	0	0	0

Class C	180	1,869	257		2,569		0	0	0	0
Issued as reinvestment of distributions

Institutional Class	3,002	31,382	5,538		55,302		266	2,847	582	6,002

I-2	229	2,394	390		3,895		0	0	0	0

I-3	3	35	3		31	(a)	0	0	0	0

Administrative Class	0	0	7	(b)	73	(b)	0	0	0	0

Class A	455	4,757	923		9,211		0	0	0	0

Class C	45	471	104		1,033		0	0	0	0
Cost of shares redeemed

Institutional Class	(34,735)	(361,441)	(65,853)		(655,167)		(4,585)	(49,116)	(3,005)	(30,847)

I-2	(1,530)	(15,990)	(4,454)		(44,350)		0	0	0	0

I-3	(12)	(128)	(101)		(1,015	)(a)	0	0	0	0

Administrative Class	0	0	(437	)(b)	(4,301	)(b)	0	0	0	0

Class A	(4,127)	(43,020)	(9,780)		(98,039)		0	0	0	0

Class C	(714)	(7,474)	(1,348)		(13,466)		0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(16,573)	$(171,970)	27,135		$267,831		(3,305)	$(35,398)	1,756	$18,069

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	193

Notes to Financial Statements (Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund						PIMCO Emerging Markets Full Spectrum Bond Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019				Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	22,317	$178,967	7,181		$63,745		2,912	$21,559	10,505	$75,614

I-2	127	1,012	526		4,588		0	0	0	0

I-3	0	0	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class A	98	786	367		3,195		0	0	0	0

Class C	0	0	14	(c)	132	(c)	0	0	0	0
Issued as reinvestment of distributions

Institutional Class	7,861	62,880	45,327		369,601		1,304	9,618	2,926	21,038

I-2	5	36	24		201		0	0	0	0

I-3	0	0	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class A	37	300	258		2,101		0	0	0	0

Class C	0	0	4	(c)	34	(c)	0	0	0	0
Cost of shares redeemed

Institutional Class	(27,261)	(217,704)	(124,441)		(1,069,204)		(23,847)	(176,294)	(11,428)	(81,153)

I-2	(467)	(3,745)	(690)		(6,128)		0	0	0	0

I-3	0	0	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class A	(628)	(5,069)	(1,253)		(11,022)		0	0	0	0

Class C	0	0	(356	)(c)	(3,088	)(c)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	2,089	$17,463	(73,039)		$(645,845)		(19,631)	$(145,117)	2,003	$15,499

194	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

PIMCO Global Advantage® Strategy Bond Fund						PIMCO Global Bond Opportunities Fund (Unhedged)

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019				Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

4,122	$45,099	9,424		$100,523		1,680	$15,096	5,665	$51,437

10	111	9		102		0	0	0	0

0	0	0		0		0	0	0	0

0	0	0		0		283	2,551	933	8,497

281	3,106	242		2,584		382	3,433	351	3,230

0	0	1	(c)	16	(c)	0	0	0	0

551	6,054	947		10,055		293	2,633	952	8,556

3	33	5		51		0	0	0	0

0	0	0		0		0	0	0	0

0	0	0		0		129	1,157	457	4,104

10	110	15		161		18	165	65	584

0	0	2	(c)	22	(c)	0	0	0	0

(9,367)	(102,881)	(12,423)		(131,716)		(3,787)	(34,007)	(11,058)	(101,579)

(11)	(122)	(124)		(1,320)		0	0	0	0

0	0	0		0		0	0	0	0

0	0	0		0		(1,254)	(11,257)	(2,558)	(23,467)

(137)	(1,511)	(450)		(4,807)		(264)	(2,371)	(780)	(7,125)

0	0	(368	)(c)	(3,881	)(c)	0	0	0	0

(4,538)	$(50,001)	(2,720)		$(28,210)		(2,520)	$(22,600)	(5,973)	$(55,763)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	195

Notes to Financial Statements (Cont.)

	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)				PIMCO International Bond Fund (Unhedged)

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	18,392	$189,835	31,710	$319,861	17,292	$165,384	56,683	$543,427

I-2	1,661	17,104	1,800	18,244	6,566	63,066	12,691	122,266

I-3	0	0	0	0	5,843	56,080	4,112	40,17	(a)

Administrative Class	232	2,406	164	1,658	96	924	564	5,484

Class A	863	8,925	1,803	18,262	5,921	57,120	6,841	66,599

Class C	63	663	127	1,283	72	683	192	1,845
Issued as reinvestment of distributions

Institutional Class	799	8,270	1,371	13,877	1,064	10,173	2,789	26,433

I-2	72	745	111	1,128	165	1,581	998	9,436

I-3	0	0	0	0	68	649	129	1,214	(a)

Administrative Class	6	65	11	108	60	573	248	2,356

Class A	59	607	118	1,193	215	2,058	875	8,295

Class C	7	70	13	129	5	45	24	227
Cost of shares redeemed

Institutional Class	(9,030)	(93,275)	(24,573)	(248,895)	(27,501)	(263,315)	(33,867)	(324,943)

I-2	(817)	(8,426)	(2,746)	(27,742)	(2,473)	(23,656)	(23,204)	(221,486)

I-3	0	0	0	0	(365)	(3,498)	(443)	(4,206	)(a)

Administrative Class	(128)	(1,322)	(285)	(2,876)	(1,840)	(17,700)	(2,818)	(27,663)

Class A	(1,502)	(15,443)	(2,850)	(28,842)	(5,542)	(52,807)	(12,990)	(126,110)

Class C	(183)	(1,891)	(649)	(6,578)	(292)	(2,807)	(402)	(3,928)

Net increase (decrease) resulting from Fund share transactions	10,494	$108,333	6,125	$60,810	(646)	$(5,447)	12,422	$119,423

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)	Class C Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the Fund’s outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Bond Fund	1	0	14%	0%

PIMCO Emerging Markets Corporate Bond Fund	1	2	19%	59%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	2	0%	92%

PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	50%	0%

PIMCO Global Advantage® Strategy Bond Fund	3	1	56%	11%

PIMCO Global Bond Opportunities Fund (Unhedged)	1	0	26%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

196	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2019 (Unaudited)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$1,738	$224,079

PIMCO Emerging Markets Corporate Bond Fund*	19,847	32,175

PIMCO Emerging Markets Currency and Short-Term Investments Fund	341,710	240,723

PIMCO Emerging Markets Full Spectrum Bond Fund	1,200	43,066

PIMCO Global Advantage® Strategy Bond Fund*	14,411	0

PIMCO Global Bond Opportunities Fund (Unhedged)	0	2,250

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	8,197

PIMCO International Bond Fund (Unhedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and built-in loss under Code section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Emerging Markets Bond Fund	$2,305,989	$150,107	$(174,379)	$(24,272)

PIMCO Emerging Markets Corporate Bond Fund	136,998	6,190	(10,634)	(4,444)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	2,914,562	118,717	(233,416)	(114,699)

PIMCO Emerging Markets Full Spectrum Bond Fund	280,426	0	(12,292)	(12,292)

PIMCO Global Advantage® Strategy Bond Fund	543,756	23,964	(20,062)	3,902

PIMCO Global Bond Opportunities Fund (Unhedged)	375,593	24,055	(15,513)	8,542

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1,459,249	61,457	(40,005)	21,452

PIMCO International Bond Fund (Unhedged)	1,776,327	103,428	(74,492)	28,936

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

On November 5, 2019, the Board approved the liquidation of the I-2 shares of PIMCO Global Advantage® Strategy Bond Fund. The liquidation of the I-2 shares is expected to occur on or about February 7, 2020.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	197

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BOM	Bank of Montreal	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	SBI	Citigroup Global Markets Ltd.

BSN	Bank of Nova Scotia	GST	Goldman Sachs International	SCX	Standard Chartered Bank

BSS	Banco Santander S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CFR	Credit Suisse Securities (Europe) Ltd.	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	TOR	Toronto Dominion Bank

CKL	Citibank N.A. London	JPS	JP Morgan Securities, Inc.	UAG	UBS AG Stamford

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	UBS	UBS Securities LLC

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:

ARS	Argentine Peso	HKD	Hong Kong Dollar	PHP	Philippine Peso

AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KZT	Kazakhstani Tenge	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia

DKK	Danish Krone	NGN	Nigerian Naira	USD (or $)	United States Dollar

DOP	Dominican Peso	NOK	Norwegian Krone	UYU	Uruguayan Peso

EGP	Egyptian Pound	NZD	New Zealand Dollar	VND	Vietnamese Dong

EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

GBP	British Pound

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	OBX	Oslo Stock Exchange Index

BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	PRIB06M	6 Month Czech Interbank Offer Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	IBR	Indicador Bancario de Referencia	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0006M	6 Month USD Swap Rate

CNREPOFIX	China Fixing Repo Rates 7-Day

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate

AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	STIBOR	Stockholm Interbank Offered Rate

ATM	At-the-money	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced

BABs	Build America Bonds	JSC	Joint Stock Company	TBD	To-Be-Determined

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	THBFIX	Thai Baht Floating-Rate Fix

CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	UMBS	Uniform Mortgage-Backed Security

CHILIBOR	Chile Interbank Offered Rate	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

198	PIMCO INTERNATIONAL BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	199

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

200	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	201

Approval of Investment Advisory Contract and Other Agreements (Cont.)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total

202	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	203

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

204	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4005SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the Funds (Cont.)

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO All Asset Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	2.07%	4.04%	3.19%	5.34%	6.66%
PIMCO All Asset Fund I-2	2.11%	4.02%	3.10%	5.24%	6.57%
PIMCO All Asset Fund I-3	1.96%	3.84%	3.04%	5.18%	6.50%
PIMCO All Asset Fund Administrative Class	1.95%	3.78%	2.93%	5.08%	6.40%
PIMCO All Asset Fund Class A	1.87%	3.58%	2.72%	4.81%	6.08%
PIMCO All Asset Fund Class A (adjusted)	(1.95)%	(0.30)%	1.93%	4.41%	5.85%
PIMCO All Asset Fund Class C	1.51%	2.88%	1.94%	4.03%	5.29%
PIMCO All Asset Fund Class C (adjusted)	0.51%	1.89%	1.94%	4.03%	5.29%
PIMCO All Asset Fund Class R	1.68%	3.35%	2.45%	4.54%	5.80%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index	3.15%	5.75%	1.95%	2.69%	3.96%
Consumer Price Index + 500 Basis Points	3.32%	6.73%	6.54%	6.73%	7.08%
Lipper Alternative Global Macro Funds Average	2.43%	2.62%	2.40%	4.60%	5.70%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.245% for the Institutional Class shares, 1.345% for I-2 shares, 1.445% for I-3 shares, 1.495% for Administrative Class shares, 1.695% for Class A shares, 2.445% for Class C shares, and 1.945% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of September 30, 2019†§

PIMCO Emerging Markets Currency and Short-Term Investments Fund	11.5%
PIMCO RAE Emerging Markets Fund	10.8%
PIMCO RAE PLUS EMG Fund	10.5%
PIMCO RAE Fundamental Advantage PLUS Fund	8.5%
PIMCO RAE Worldwide Long/Short PLUS Fund	6.6%
PIMCO Long-Term Real Return Fund	5.9%
PIMCO Income Fund	5.4%
PIMCO Extended Duration Fund	4.4%
PIMCO CommoditiesPLUS® Strategy Fund	4.0%
PIMCO Low Duration Fund	3.5%
†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust, or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Positions in US Long Maturity Bonds, primarily through the PIMCO Extended Duration Fund, the PIMCO Long-Term US Government Bond Fund, and the PIMCO Long Duration Total Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to Inflation-Linked Bonds through the PIMCO Real Return Fund and the PIMCO Long-Term Real Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to real estate investment trusts through the PIMCO RealEstateRealReturn Strategy Fund contributed to performance, as this Underlying PIMCO Fund posted positive returns.

»	Exposure to US Core Bonds, primarily through the PIMCO Total Return Fund and the PIMCO
Investment Grade Credit Bond Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Credit exposure, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO Income Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed ex U.S. equities, primarily through the PIMCO RAE Low Volatility PLUS International Fund and the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), contributed to performance, as these Underlying PIMCO Funds posted positive returns

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO Emerging Markets Fund, and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO All Asset All Authority Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	0.20%	1.98%	0.94%	3.23%	4.89%
PIMCO All Asset All Authority Fund I-2	0.16%	1.87%	0.86%	3.13%	4.75%
PIMCO All Asset All Authority Fund I-3	0.05%	1.74%	0.75%	3.03%	4.73%
PIMCO All Asset All Authority Fund Class A	0.01%	1.53%	0.51%	2.75%	4.34%
PIMCO All Asset All Authority Fund Class A (adjusted)	(5.49)%	(4.06)%	(0.62)%	2.35%	4.09%
PIMCO All Asset All Authority Fund Class C	(0.48)%	0.73%	(0.26)%	1.97%	3.56%
PIMCO All Asset All Authority Fund Class C (adjusted)	(1.47)%	(0.24)%	(0.26)%	1.97%	3.56%
S&P 500 Index	6.08%	4.25%	10.84%	13.24%	8.98%
Consumer Price Index + 650 Basis Points	4.05%	8.23%	8.04%	8.23%	8.57%
Lipper Alternative Global Macro Funds Average	2.43%	2.62%	2.40%	4.60%	5.19%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 3.01% for Institutional Class shares, 3.11% for I-2 shares, 3.21% for I-3 Shares, 3.46% for Class A shares, and 4.21% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of September 30, 2019†§

PIMCO StocksPLUS® Short Fund	17.0%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	8.6%
PIMCO RAE Emerging Markets Fund	8.4%
PIMCO RAE PLUS EMG Fund	7.8%
PIMCO RAE Fundamental Advantage PLUS Fund	6.1%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.4%
PIMCO Income Fund	4.8%
PIMCO Long-Term Real Return Fund	3.8%
PIMCO Low Duration Fund	3.4%
PIMCO CommoditiesPLUS® Strategy Fund	3.3%
†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to real estate investment trusts through the PIMCO RealEstateRealReturn Strategy Fund contributed to performance as this Underlying PIMCO Fund posted positive returns.

»

Positions in US Long Maturity Bonds, primarily through the PIMCO Extended Duration Fund, the PIMCO Long-Term US Government Bond Fund, and the PIMCO Long Duration Total Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to Inflation-Linked Bonds through the PIMCO Long-Term Real Return Fund and the PIMCO Real Return Fund contributed to performance as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed ex U.S. equities, primarily through the PIMCO RAE Low Volatility PLUS International Fund and the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market equities, primarily through the PIMCO Emerging Markets Fund, the PIMCO RAE PLUS EMG Fund, and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»	Short exposure to U.S. equities through the PIMCO StocksPLUS® Short Fund detracted from performance, as the Underlying PIMCO Fund posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,020.70	$0.38	$1,000.00	$1,024.63	$0.38	0.075%
I-2	1,000.00	1,021.10	0.88	1,000.00	1,024.13	0.89	0.175
I-3	1,000.00	1,019.60	1.14	1,000.00	1,023.88	1.14	0.225
Administrative Class	1,000.00	1,019.50	1.64	1,000.00	1,023.38	1.64	0.325
Class A	1,000.00	1,018.70	2.65	1,000.00	1,022.38	2.65	0.525
Class C	1,000.00	1,015.10	6.42	1,000.00	1,018.63	6.43	1.275
Class R	1,000.00	1,016.80	3.91	1,000.00	1,021.13	3.92	0.775

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,002.00	$7.56	$1,000.00	$1,017.45	$7.62	1.51%
I-2	1,000.00	1,001.60	8.06	1,000.00	1,016.95	8.12	1.61
I-3	1,000.00	1,000.50	8.30	1,000.00	1,016.70	8.37	1.66
Class A	1,000.00	1,000.10	9.80	1,000.00	1,015.20	9.87	1.96
Class C	1,000.00	995.20	13.52	1,000.00	1,011.45	13.63	2.71

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS: 1-10 Year Index	Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

04/01/2019 - 09/30/2019+	$11.48	$0.19	$0.05	$0.24	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2019	12.12	0.59	(0.63)	(0.04)	(0.60)	0.00	0.00	(0.60)

03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)

03/31/2017	10.68	0.35	1.04	1.39	(0.36)	0.00	(0.02)	(0.38)

03/31/2016	11.58	0.40	(0.88)	(0.48)	(0.42)	0.00	0.00	(0.42)

03/31/2015	12.29	0.54	(0.70)	(0.16)	(0.55)	0.00	0.00	(0.55)

I-2

04/01/2019 - 09/30/2019+	11.50	0.18	0.06	0.24	(0.16)	0.00	0.00	(0.16)

03/31/2019	12.14	0.56	(0.61)	(0.05)	(0.59)	0.00	0.00	(0.59)

03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)

03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)

03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00	0.00	(0.41)

03/31/2015	12.32	0.54	(0.72)	(0.18)	(0.54)	0.00	0.00	(0.54)

I-3

04/01/2019 - 09/30/2019+	11.50	0.14	0.09	0.23	(0.15)	0.00	0.00	(0.15)

04/27/2018 - 03/31/2019	12.14	0.50	(0.55)	(0.05)	(0.59)	0.00	0.00	(0.59)

Administrative Class

04/01/2019 - 09/30/2019+	11.50	0.17	0.05	0.22	(0.15)	0.00	0.00	(0.15)

03/31/2019	12.14	0.55	(0.62)	(0.07)	(0.57)	0.00	0.00	(0.57)

03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)

03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)

03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00	0.00	(0.39)

03/31/2015	12.32	0.51	(0.71)	(0.20)	(0.52)	0.00	0.00	(0.52)

Class A

04/01/2019 - 09/30/2019+	11.49	0.16	0.05	0.21	(0.14)	0.00	0.00	(0.14)

03/31/2019	12.13	0.53	(0.62)	(0.09)	(0.55)	0.00	0.00	(0.55)

03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)

03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00	0.00	(0.36)

03/31/2015	12.31	0.46	(0.68)	(0.22)	(0.49)	0.00	0.00	(0.49)

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.55	2.07%	$15,547,760	0.075	%*	0.225	%*	0.075	%*	0.225	%*	3.22	%*	18%

11.48	(0.13)	15,726,640	0.095		0.225		0.095		0.225		5.08		42

12.12	8.77	17,292,168	0.125		0.225		0.125		0.225		4.48		37

11.69	13.21	16,330,803	0.085		0.225		0.085		0.225		3.06		54

10.68	(4.08)	16,721,758	0.055		0.225		0.055		0.225		3.65		40

11.58	(1.36)	24,949,112	0.075		0.225		0.075		0.225		4.37		86

11.58	2.11	573,413	0.175	*	0.325	*	0.175	*	0.325	*	3.12	*	18

11.50	(0.24)	578,778	0.195		0.325		0.195		0.325		4.86		42

12.14	8.56	745,549	0.225		0.325		0.225		0.325		4.39		37

11.72	13.18	588,700	0.185		0.325		0.185		0.325		3.02		54

10.70	(4.19)	482,467	0.155		0.325		0.155		0.325		3.48		40

11.60	(1.53)	1,163,590	0.175		0.325		0.175		0.325		4.38		86

11.58	1.96	1,507	0.225	*	0.425	*	0.225	*	0.425	*	2.39	*	18

11.50	(0.23)	10,560	0.245	*	0.425	*	0.245	*	0.425	*	4.72	*	42

11.57	1.95	109,451	0.325	*	0.475	*	0.325	*	0.475	*	2.96	*	18

11.50	(0.39)	120,445	0.345		0.475		0.345		0.475		4.75		42

12.14	8.40	164,254	0.375		0.475		0.375		0.475		4.30		37

11.72	13.00	191,878	0.335		0.475		0.335		0.475		2.75		54

10.70	(4.33)	244,060	0.305		0.475		0.305		0.475		3.35		40

11.60	(1.68)	430,275	0.325		0.475		0.325		0.475		4.13		86

11.56	1.87	909,763	0.525	*	0.675	*	0.525	*	0.675	*	2.76	*	18

11.49	(0.57)	962,181	0.545		0.675		0.545		0.675		4.58		42

12.13	8.21	1,132,320	0.575		0.675		0.575		0.675		3.88		37

11.71	12.67	730,425	0.565	(d)	0.705	(d)	0.565	(d)	0.705	(d)	2.58		54

10.70	(4.57)	781,603	0.555		0.725		0.555		0.725		3.11		40

11.60	(1.85)	1,369,369	0.575		0.725		0.575		0.725		3.77		86

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Financial Highlights (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$11.44	$0.11	$0.06	$0.17	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2019	12.08	0.44	(0.62)	(0.18)	(0.46)	0.00	0.00	(0.46)

03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)

03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)

03/31/2016	11.56	0.26	(0.88)	(0.62)	(0.28)	0.00	0.00	(0.28)

03/31/2015	12.27	0.38	(0.69)	(0.31)	(0.40)	0.00	0.00	(0.40)

Class R

04/01/2019 - 09/30/2019+	11.42	0.14	0.05	0.19	(0.13)	0.00	0.00	(0.13)

03/31/2019	12.06	0.50	(0.62)	(0.12)	(0.52)	0.00	0.00	(0.52)

03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)

03/31/2017	10.64	0.26	1.04	1.30	(0.28)	0.00	(0.02)	(0.30)

03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00	0.00	(0.34)

03/31/2015	12.25	0.43	(0.68)	(0.25)	(0.46)	0.00	0.00	(0.46)

PIMCO All Asset All Authority Fund

Institutional Class

04/01/2019 - 09/30/2019+	$8.17	$0.09	$(0.07)	$0.02	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2019	8.90	0.44	(0.70)	(0.26)	(0.47)	0.00	(0.00)	(0.47)

03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	8.04	0.25	0.75	1.00	(0.25)	0.00	(0.03)	(0.28)

03/31/2016	9.07	0.39	(0.99)	(0.60)	(0.43)	0.00	0.00	(0.43)

03/31/2015	10.06	0.47	(0.94)	(0.47)	(0.52)	0.00	0.00	(0.52)

I-2

04/01/2019 - 09/30/2019+	8.18	0.09	(0.08)	0.01	(0.07)	0.00	0.00	(0.07)

03/31/2019	8.91	0.41	(0.68)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)

03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)

03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00	0.00	(0.42)

03/31/2015	10.07	0.46	(0.94)	(0.48)	(0.51)	0.00	0.00	(0.51)

I-3

04/01/2019 - 09/30/2019+	8.17	0.06	(0.06)	0.00	(0.06)	0.00	0.00	(0.06)

04/27/2018 -03/31/2019	8.90	0.43	(0.70)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.51	1.51%	$249,090	1.275	%*	1.425	%*	1.275	%*	1.425	%*	1.99	%*	18%

11.44	(1.33)	318,896	1.295		1.425		1.295		1.425		3.81		42

12.08	7.45	444,532	1.325		1.425		1.325		1.425		3.25		37

11.66	11.82	663,861	1.315	(d)	1.455	(d)	1.315	(d)	1.455	(d)	1.82		54

10.66	(5.32)	751,398	1.305		1.475		1.305		1.475		2.36		40

11.56	(2.58)	1,364,100	1.325		1.475		1.325		1.475		3.06		86

11.48	1.68	50,892	0.775	*	0.925	*	0.775	*	0.925	*	2.51	*	18

11.42	(0.82)	53,464	0.795		0.925		0.795		0.925		4.36		42

12.06	8.00	64,912	0.825		0.925		0.825		0.925		3.79		37

11.64	12.39	71,325	0.815	(d)	0.955	(d)	0.815	(d)	0.955	(d)	2.33		54

10.64	(4.81)	73,804	0.805		0.975		0.805		0.975		2.91		40

11.54	(2.10)	109,171	0.825		0.975		0.825		0.975		3.55		86

$8.11	0.20%	$3,634,741	1.51	%(e)*	1.60	%(e)*	0.16	%*	0.25	%*	2.29	%*	17%

8.17	(2.78)	4,080,399	1.55	(e)	1.62	(e)	0.18		0.25		5.25		39

8.90	7.28	5,692,188	1.12	(e)	1.16	(e)	0.21		0.25		4.92		35

8.76	12.66	5,690,312	0.80	(e)	0.87	(e)	0.18		0.25		2.90		51

8.04	(6.53)	5,917,397	0.67	(e)	0.77	(e)	0.15		0.25		4.59		39

9.07	(4.80)	10,944,124	0.70	(e)	0.78	(e)	0.17		0.25		4.74		75

8.12	0.16	541,028	1.61	(e)*	1.70	(e)*	0.26	*	0.35	*	2.20	*	17

8.18	(2.88)	605,219	1.65	(e)	1.72	(e)	0.28		0.35		4.92		39

8.91	7.18	935,337	1.22	(e)	1.26	(e)	0.31		0.35		4.80		35

8.77	12.54	838,859	0.90	(e)	0.97	(e)	0.28		0.35		2.85		51

8.05	(6.63)	785,877	0.77	(e)	0.87	(e)	0.25		0.35		4.34		39

9.08	(4.89)	2,455,193	0.80	(e)	0.88	(e)	0.27		0.35		4.59		75

8.11	0.05	4,296	1.66	(e)*	1.80	(e)*	0.31	*	0.45	*	1.38	*	17

8.17	(2.88)	26,421	1.70	(e)*	1.82	(e)*	0.33	*	0.45	*	5.60	*	39

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Financial Highlights (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class A

04/01/2019 - 09/30/2019+	$8.18	$0.08	$(0.08)	$0.00	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2019	8.91	0.40	(0.70)	(0.30)	(0.43)	0.00	(0.00)	(0.43)

03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)

03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)

03/31/2016	9.08	0.35	(0.99)	(0.64)	(0.39)	0.00	0.00	(0.39)

03/31/2015	10.07	0.40	(0.92)	(0.52)	(0.47)	0.00	0.00	(0.47)

Class C

04/01/2019 - 09/30/2019+	8.18	0.04	(0.08)	(0.04)	(0.03)	0.00	0.00	(0.03)

03/31/2019	8.91	0.33	(0.69)	(0.36)	(0.37)	0.00	(0.00)	(0.37)

03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)

03/31/2017	8.06	0.14	0.76	0.90	(0.16)	0.00	(0.03)	(0.19)

03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00	0.00	(0.32)

03/31/2015	10.07	0.34	(0.93)	(0.59)	(0.40)	0.00	0.00	(0.40)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Ratio of expenses to average net assets includes line of credit expenses.

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.12	0.01%	$493,578	1.96	%(e)*	2.05	%(e)*	0.61	%*	0.70	%*	1.84	%*	17%

8.18	(3.22)	524,713	2.00	(e)	2.07	(e)	0.63		0.70		4.72		39

8.91	6.82	740,822	1.57	(e)	1.61	(e)	0.66		0.70		4.21		35

8.77	12.16	557,523	1.25	(e)	1.32	(e)	0.63		0.70		2.42		51

8.05	(6.97)	666,880	1.12	(e)	1.22	(e)	0.60		0.70		4.11		39

9.08	(5.26)	1,484,897	1.15	(e)	1.23	(e)	0.62		0.70		4.02		75

8.11	(0.48)	281,132	2.71	(e)*	2.80	(e)*	1.36	*	1.45	*	1.06	*	17

8.18	(3.96)	376,183	2.75	(e)	2.82	(e)	1.38		1.45		3.98		39

8.91	6.04	556,929	2.32	(e)	2.36	(e)	1.41		1.45		3.69		35

8.77	11.29	742,593	2.00	(e)	2.07	(e)	1.38		1.45		1.64		51

8.06	(7.59)	901,039	1.87	(e)	1.97	(e)	1.35		1.45		3.35		39

9.08	(5.98)	1,878,807	1.90	(e)	1.98	(e)	1.37		1.45		3.46		75

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in securities*	$220	$497
Investments in Affiliates	17,452,128	6,956,607
Cash	1	1
Receivable for investments in Affiliates sold	0	5,035
Receivable for Fund shares sold	36,706	1,353
Dividends receivable from Affiliates	21,958	7,010
Reimbursement receivable from PIMCO	1,952	307
Prepaid expenses	0	1,929

Total Assets	17,512,965	6,972,739

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$2,000,000
Payable for investments in Affiliates purchased	21,772	12,045
Payable for Fund shares redeemed	45,640	3,392
Accrued investment advisory fees	2,362	764
Accrued supervisory and administrative fees	905	353
Accrued distribution fees	176	164
Accrued servicing fees	233	150
Other liabilities	1	1,096

Total Liabilities	71,089	2,017,964

Net Assets	$17,441,876	$4,954,775

Net Assets Consist of:

Paid in capital	$20,098,024	$11,279,239
Distributable earnings (accumulated loss)	(2,656,148)	(6,324,464)

Net Assets	$17,441,876	$4,954,775

Cost of investments in securities	$220	$497
Cost of investments in Affiliates	$17,248,988	$7,744,298

* Includes repurchase agreements of:	$220	$497

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$15,547,760	$3,634,741
I-2	573,413	541,028
I-3	1,507	4,296
Administrative Class	109,451	N/A
Class A	909,763	493,578
Class C	249,090	281,132
Class R	50,892	N/A

Shares Issued and Outstanding:

Institutional Class	1,346,063	448,117
I-2	49,538	66,655
I-3	130	529
Administrative Class	9,456	N/A
Class A	78,691	60,816
Class C	21,649	34,652
Class R	4,432	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$11.55	$8.11
I-2	11.58	8.12
I-3	11.58	8.11
Administrative Class	11.57	N/A
Class A	11.56	8.12
Class C	11.51	8.11
Class R	11.48	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Interest	$7	$20
Dividends from Investments in Affiliates	292,138	99,870
Total Income	292,145	99,890

Expenses:

Investment advisory fees	15,518	5,269
Supervisory and administrative fees	5,992	2,448
Distribution and/or servicing fees - Administrative Class	144	0
Distribution fees - Class C	1,071	1,239
Distribution fees - Class R	65	0
Servicing fees - Class A	1,161	627
Servicing fees - Class C	357	413
Servicing fees - Class R	66	0
Trustee fees	30	10
Interest expense	0	35,500
Miscellaneous expense	0	25
Total Expenses	24,404	45,531
Waiver and/or Reimbursement by PIMCO	(13,331)	(2,375)
Net Expenses	11,073	43,156

Net Investment Income (Loss)	281,072	56,734

Net Realized Gain (Loss):

Investments in Affiliates	(108,243)	(203,319)

Net Realized Gain (Loss)	(108,243)	(203,319)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	185,471	149,253

Net Change in Unrealized Appreciation (Depreciation)	185,471	149,253

Net Increase (Decrease) in Net Assets Resulting from Operations	$358,300	$2,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund			PIMCO All Asset All Authority Fund
	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$281,072	$930,221		$56,734	$343,400
Net realized gain (loss)	(108,243)	(71,129)		(203,319)	(412,466)
Net change in unrealized appreciation (depreciation)	185,471	(962,409)		149,253	(195,503)

Net Increase (Decrease) in Net Assets Resulting from Operations	358,300	(103,317)		2,668	(264,569)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(226,098)	(824,865)		(35,053)	(258,963)
I-2	(8,001)	(31,337)		(5,067)	(37,020)
I-3	(19)	(77	)(a)	(37)	(312	)(a)
Administrative Class	(1,505)	(6,333)		0	0
Class A	(11,383)	(45,471)		(3,656)	(28,689)
Class C	(2,421)	(14,417)		(1,196)	(18,416)
Class R	(591)	(2,541)		0	0

Tax basis return of capital
Institutional Class	0	0		0	(1,905)
I-2	0	0		0	(294)
I-3	0	0	(a)	0	(2	)(a)
Administrative Class	0	0		0	0
Class A	0	0		0	(236)
Class C	0	0		0	(177)
Class R	0	0		0	0

Total Distributions(b)	(250,018)	(925,041)		(45,009)	(346,014)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(437,370)	(1,044,413)		(615,819)	(1,701,758)

Total Increase (Decrease) in Net Assets	(329,088)	(2,072,771)		(658,160)	(2,312,341)

Net Assets:

Beginning of period	17,770,964	19,843,735		5,612,935	7,925,276
End of period	$17,441,876	$17,770,964		$4,954,775	$5,612,935

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Statement of Cash Flows PIMCO All Asset All Authority Fund

Six Months Ended September 30, 2019 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,668

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,278,861)
Proceeds from sales of long-term securities	2,090,047
(Purchases) Proceeds from sales of short-term portfolio investments, net	7,318
(Increase) decrease in receivable for investments sold	8,047
(Increase) decrease in dividends receivable from Affiliates	2,687
(Increase) decrease in reimbursement receivable from PIMCO	87
(Increase) decrease in prepaid expenses	881
Increase (decrease) in payable for investments purchased	(10,734)
Increase (decrease) in accrued investment advisory fees	(204)
Increase (decrease) in accrued supervisory and administrative fees	(99)
Increase (decrease) in accrued distribution fees	(81)
Increase (decrease) in accrued servicing fees	(44)
Increase (decrease) in other liabilities	(92)
Net Realized (Gain) Loss
Investments in Affiliates	203,319
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(149,253)
Net Cash Provided by (Used for) Operating Activities	875,686

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	390,989
Payments on shares redeemed	(1,063,564)
Net payments on line of credit	(200,000)
Cash distributions paid*	(3,110)
Net Cash Received from (Used for) Financing Activities	(875,685)

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:

Beginning of period	0
End of period	$1
* Reinvestment of distributions	$41,899

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$34,711

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$220

Total Short-Term Instruments (Cost $220)		220

Total Investments in Securities (Cost $220)		220

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 98.1%

PIMCO CommoditiesPLUS® Strategy Fund	138,761,787	700,747

PIMCO CommodityRealReturn Strategy Fund®	30,340,016	171,724

PIMCO Dynamic Bond Fund	16,204,868	172,906

PIMCO Emerging Markets Currency and Short-Term Investments Fund	256,067,854	2,005,011

PIMCO Emerging Markets Local Currency and Bond Fund	74,883,969	515,202

PIMCO Extended Duration Fund	82,154,872	759,933

PIMCO High Yield Spectrum Fund	21,068,966	206,687

PIMCO Income Fund	78,287,659	934,755

PIMCO Investment Grade Credit Bond Fund	27,472,277	298,898

PIMCO Long Duration Total Return Fund	11,324,598	133,404

PIMCO Long-Term Real Return Fund	113,419,021	1,026,442

PIMCO Long-Term U.S. Government Fund	41,048,456	282,824

PIMCO Low Duration Fund	61,412,890	604,303

PIMCO Mortgage Opportunities and Bond Fund	13,014,895	142,513

PIMCO RAE Emerging Markets Fund	201,593,921	1,876,839

	SHARES	MARKET VALUE (000S)

PIMCO RAE Fundamental Advantage PLUS Fund	152,475,371	$1,480,536

PIMCO RAE Low Volatility PLUS EMG Fund	61,367,902	484,193

PIMCO RAE Low Volatility PLUS International Fund	40,517,985	323,739

PIMCO RAE PLUS EMG Fund	192,048,089	1,839,821

PIMCO RAE PLUS International Fund	28,462,320	200,375

PIMCO RAE Worldwide Long/Short PLUS Fund	113,251,903	1,152,904

PIMCO Real Return Fund	19,774,576	221,080

PIMCO RealEstateRealReturn Strategy Fund	56,524,256	528,502

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	69,731,286	542,509

PIMCO Total Return Fund	30,317,347	318,635

PIMCO TRENDS Managed Futures Strategy Fund	17,769,985	176,811

Total Mutual Funds (Cost $16,867,430)		17,101,293

EXCHANGE-TRADED FUNDS 1.7%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	12,896,996	295,666

Total Exchange-Traded Funds (Cost $326,389)		295,666

SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS (a) 0.3%

PIMCO Government Money Market Fund	55,118,174	55,118

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO All Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	5,181	$51

Total Short-Term Instruments (Cost $55,169)		55,169

Total Investments in Affiliates (Cost $17,248,988)		17,452,128

Total Investments 100.1% (Cost $17,249,208)		$17,452,348

Other Assets and Liabilities, net (0.1)%		(10,472)

Net Assets 100.0%		$17,441,876

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$220	U.S. Treasury Notes 1.750% due 05/31/2022	$(227)	$220	$220

Total Repurchase Agreements						$(227)	$220	$220

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$220	$0	$0	$220	$(227)	$(7)

Total Borrowings and Other Financing Transactions	$220	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$220	$0	$220
	$0	$220	$0	$220

Investments in Affiliates, at Value
Mutual Funds	$17,101,293	$0	$0	$17,101,293
Exchange-Traded Funds	295,666	0	0	295,666
Short-Term Instruments
Mutual Funds	55,118	0	0	55,118
Central Funds Used for Cash Management Purposes	51	0	0	51
	$17,452,128	$0	$0	$17,452,128
Total Investments	$17,452,128	$220	$0	$17,452,348

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO All Asset All Authority Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$497

Total Short-Term Instruments (Cost $497)		497

Total Investments in Securities (Cost $497)		497

	SHARES
INVESTMENTS IN AFFILIATES 140.4%

MUTUAL FUNDS (a) 135.1%

PIMCO CommoditiesPLUS® Strategy Fund	45,489,177	229,720

PIMCO CommodityRealReturn Strategy Fund®	8,712,671	49,314

PIMCO Dynamic Bond Fund	5,635,469	60,131

PIMCO Emerging Markets Currency and Short-Term Investments Fund	76,704,834	600,599

PIMCO Emerging Markets Local Currency and Bond Fund	24,553,711	168,930

PIMCO Extended Duration Fund	17,860,785	165,212

PIMCO High Yield Fund	2,679,637	23,929

PIMCO High Yield Spectrum Fund	6,263,431	61,444

PIMCO Income Fund	28,179,697	336,466

PIMCO Investment Grade Credit Bond Fund	7,192,998	78,260

PIMCO Long Duration Total Return Fund	3,918,027	46,154

PIMCO Long-Term Real Return Fund	29,274,174	264,931

PIMCO Long-Term U.S. Government Fund	7,067,676	48,696

PIMCO Low Duration Fund	24,000,146	236,162

PIMCO Mortgage Opportunities and Bond Fund	3,413,016	37,373

PIMCO RAE Emerging Markets Fund	62,742,207	584,130

PIMCO RAE Fundamental Advantage PLUS Fund	43,994,486	427,187

PIMCO RAE Low Volatility PLUS EMG Fund	22,839,724	180,205

	SHARES	MARKET VALUE (000S)

PIMCO RAE Low Volatility PLUS International Fund	18,550,608	$148,219

PIMCO RAE PLUS EMG Fund	56,809,802	544,238

PIMCO RAE PLUS International Fund	23,858,742	167,966

PIMCO RAE US Small Fund	7,910,897	85,200

PIMCO RAE Worldwide Long/Short PLUS Fund	36,774,778	374,367

PIMCO Real Return Fund	4,392,049	49,103

PIMCO RealEstateRealReturn Strategy Fund	23,215,472	217,065

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	21,367,654	166,240

PIMCO StocksPLUS® International Fund (Unhedged)	8,617,756	48,690

PIMCO StocksPLUS® Short Fund	160,074,100	1,184,548

PIMCO Total Return Fund	10,301,322	108,267

Total Mutual Funds (Cost $7,460,178)		6,692,746

EXCHANGE-TRADED FUNDS 4.7%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	6,942,262	159,153

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	2,488,975	74,750

Total Exchange-Traded Funds (Cost $254,163)		233,903

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS (a) 0.6%

PIMCO Government Money Market Fund	29,832,663	29,833

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,662	$125

Total Short-Term Instruments (Cost $29,958)		29,958

Total Investments in Affiliates (Cost $7,744,298)		6,956,607

Total Investments 140.4% (Cost $7,744,795)		$6,957,104

Other Assets and Liabilities, net (40.4)%		(2,002,329)

Net Assets 100.0%		$4,954,775

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$497	U.S. Treasury Notes 1.750% due 05/31/2022	$(510)	$497	$497

Total Repurchase Agreements						$(510)	$497	$497

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$497	$0	$0	$497	$(510)		$(13)

Total Borrowings and Other Financing Transactions	$497	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

(Unaudited)

September 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$497	$0	$497
	$0	$497	$0	$497

Investments in Affiliates, at Value
Mutual Funds	6,692,746	0	0	6,692,746
Exchange-Traded Funds	233,903	0	0	233,903
Short-Term Instruments
Mutual Funds	29,833	0	0	29,833
Central Funds Used for Cash Management Purposes	125	0	0	125
	$6,956,607	$0	$0	$6,956,607
Total Investments	$6,956,607	$497	$0	$6,957,104

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Notes to Financial Statements (Cont.)

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Notes to Financial Statements (Cont.)

pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Notes to Financial Statements (Cont.)

liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$610,742	$166,656	$(34,589)	$(758)	$(41,304)	$700,747	$11,635	$0

PIMCO CommodityRealReturn Strategy Fund®	185,288	5,077	(7,502)	(1,169)	(9,970)	171,724	5,077	0

PIMCO Dynamic Bond Fund	272,179	6,533	(102,743)	(415)	(2,648)	172,906	4,524	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,956,853	212,832	(108,540)	(5,020)	(51,114)	2,005,011	43,796	0

PIMCO Emerging Markets Local Currency and Bond Fund	786,801	27,548	(320,405)	(127,418)	148,676	515,202	21,667	0

PIMCO Extended Duration Fund	503,683	165,032	(24,809)	1,952	114,075	759,933	7,666	0

PIMCO Government Money Market Fund	59,996	1,335,645	(1,340,523)	0	0	55,118	607	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO High Yield Fund	$188,391	$2,870	$(193,881)	$33,731	$(31,111)	$0	$3,060	$0

PIMCO High Yield Spectrum Fund	287,735	7,132	(90,483)	(2,084)	4,387	206,687	7,132	0

PIMCO Income Fund	1,031,707	392,881	(484,238)	598	(6,193)	934,755	27,630	0

PIMCO Investment Grade Credit Bond Fund	367,411	6,954	(92,909)	448	16,994	298,898	6,955	0

PIMCO Long Duration Total Return Fund	232,571	5,939	(132,316)	4,211	22,999	133,404	3,862	0

PIMCO Long-Term Real Return Fund	1,078,623	69,109	(212,620)	14,684	76,646	1,026,442	19,987	0

PIMCO Long-Term U.S. Government Fund	171,805	92,185	(13,099)	931	31,002	282,824	3,412	0

PIMCO Low Duration Fund	699,496	384,148	(484,486)	(661)	5,806	604,303	11,290	0

PIMCO Mortgage Opportunities and Bond Fund	126,242	17,013	(1,901)	12	1,147	142,513	2,306	0

PIMCO RAE Emerging Markets Fund	1,315,955	622,180	(9,643)	(1,089)	(50,564)	1,876,839	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	1,194,312	345,413	(43,237)	(1,417)	(14,535)	1,480,536	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	575,071	24,826	(75,523)	(8,176)	(32,005)	484,193	4,165	0

PIMCO RAE Low Volatility PLUS International Fund	342,324	3,955	(29,299)	(5,147)	11,906	323,739	3,954	0

PIMCO RAE PLUS EMG Fund	2,129,013	65,778	(295,293)	(30,592)	(29,085)	1,839,821	0	0

PIMCO RAE PLUS International Fund	170,974	70,430	(40,086)	(5,017)	4,074	200,375	1,938	0

PIMCO RAE Worldwide Long/Short PLUS Fund	1,202,719	45,017	(88,842)	(590)	(5,400)	1,152,904	35,322	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	172,977	128,889	0	0	(6,200)	295,666	2,073	0

PIMCO Real Return Fund	224,643	36,684	(44,759)	(528)	5,040	221,080	2,613	0

PIMCO RealEstateRealReturn Strategy Fund	702,447	32,613	(234,522)	22,594	5,370	528,502	25,276	0

PIMCO Short-Term Floating NAV Portfolio III	7,349	604,185	(611,480)	(3)	0	51	84	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	570,742	30,541	(62,014)	(1,011)	4,251	542,509	26,723	0

PIMCO Total Return Fund	442,296	116,575	(255,561)	3,630	11,695	318,635	6,936	0

PIMCO TRENDS Managed Futures Strategy Fund	181,921	2,448	(9,151)	61	1,532	176,811	2,448	0

Totals	$17,792,266	$5,027,088	$(5,444,454)	$(108,243)	$185,471	$17,452,128	$292,138	$0

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$251,818	$39,602	$(46,663)	$2,135	$(17,172)	$229,720	$4,052	$0

PIMCO CommodityRealReturn Strategy Fund®	56,131	2,205	(5,677)	(170)	(3,175)	49,314	1,514	0

PIMCO Dynamic Bond Fund	93,361	2,390	(34,582)	(96)	(942)	60,131	1,549	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	698,030	17,231	(96,919)	(12,006)	(5,737)	600,599	14,392	0

PIMCO Emerging Markets Local Currency and Bond Fund	291,033	9,589	(139,534)	(61,165)	69,007	168,930	7,595	0

PIMCO Extended Duration Fund	134,428	21,607	(16,321)	1,450	24,048	165,212	1,777	0

PIMCO Government Money Market Fund	34,192	981,558	(985,917)	0	0	29,833	344	0

PIMCO High Yield Fund	43,664	1,446	(21,708)	1,527	(1,000)	23,929	713	0

PIMCO High Yield Spectrum Fund	111,588	3,188	(54,284)	(2,248)	3,200	61,444	2,618	0

PIMCO Income Fund	303,947	223,098	(188,739)	(288)	(1,552)	336,466	9,566	0

PIMCO Investment Grade Credit Bond Fund	99,962	2,438	(28,818)	998	3,680	78,260	1,874	0

PIMCO Long Duration Total Return Fund	68,257	1,880	(31,681)	1,075	6,623	46,154	1,141	0

PIMCO Long-Term Real Return Fund	293,520	28,142	(81,487)	5,555	19,201	264,931	5,341	0

PIMCO Long-Term U.S. Government Fund	0	45,829	(3,130)	271	5,726	48,696	515	0

PIMCO Low Duration Fund	243,986	161,011	(170,433)	69	1,529	236,162	3,936	0

PIMCO Mortgage Opportunities and Bond Fund	40,648	648	(4,243)	27	293	37,373	647	0

PIMCO RAE Emerging Markets Fund	511,606	124,029	(33,617)	(1,963)	(15,925)	584,130	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	337,483	118,486	(24,202)	(865)	(3,715)	427,187	0	0

PIMCO RAE International Fund	60,723	0	(59,425)	(1,812)	514	0	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	220,965	8,989	(34,310)	(3,365)	(12,074)	180,205	1,653	0

PIMCO RAE Low Volatility PLUS Fund	80,518	239	(82,208)	(6,056)	7,507	0	238	0

PIMCO RAE Low Volatility PLUS International Fund	101,725	57,908	(14,353)	(2,020)	4,959	148,219	1,794	0

PIMCO RAE PLUS EMG Fund	730,610	36,368	(204,637)	(5,966)	(12,137)	544,238	0	0

PIMCO RAE PLUS International Fund	167,220	22,518	(20,340)	(2,690)	1,258	167,966	1,574	0

PIMCO RAE US Small Fund	56,196	36,042	(7,029)	(897)	888	85,200	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	424,657	12,037	(59,951)	947	(3,323)	374,367	12,037	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	130,138	35,421	(2,113)	(509)	(3,784)	159,153	1,437	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	48,392	24,259	(1,727)	3	3,823	74,750	402	0

PIMCO Real Return Fund	49,467	13,842	(15,289)	15	1,068	49,103	646	0

PIMCO RealEstateRealReturn Strategy Fund	325,140	12,966	(133,258)	15,550	(3,333)	217,065	10,898	0

PIMCO Short-Term Floating NAV Portfolio III	3,185	122,735	(125,800)	6	(1)	125	36	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	232,954	8,759	(77,673)	10,686	(8,486)	166,240	8,759	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® International Fund (Unhedged)	$54,709	$479	$(6,986)	$581	$(93)	$48,690	$480	$0

PIMCO StocksPLUS® Short Fund	1,390,464	143,335	(290,411)	(143,488)	84,648	1,184,548	0	0

PIMCO Total Return Fund	138,566	62,880	(98,299)	1,390	3,730	108,267	2,342	0

Totals	$7,829,283	$2,383,154	$(3,201,764)	$(203,319)	$149,253	$6,956,607	$99,870	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of September 30, 2019, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a combination of LIBOR-based variable

42	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date

2 Year Term	1,400,000	09/25/2020

1 Year, Monthly Revolver	375,000	09/21/2020

1 Year, Monthly Revolver	225,000	03/23/2020

Borrowings outstanding, if any, as of September 30, 2019 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended September 30, 2019 was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 09/30/2019

$2,192,350	3.08%	$34,371	$1,124	$2,000,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Allocation	X	X

Fund of Funds	X	X

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Notes to Financial Statements (Cont.)

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Market Trading	X	X

Municipal Project-Specific	X	X

Municipal Bond	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

44	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

Fund of Funds Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Notes to Financial Statements (Cont.)

High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

46	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for a Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Notes to Financial Statements (Cont.)

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund. Also, to the extent the Fund seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

48	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk is the risk that a Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Notes to Financial Statements (Cont.)

the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause

50	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.25%	(3)	0.05%		0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	0.25%	(3)	0.05%	*	0.25%	0.25%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through July 31, 2020, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2020, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense,

52	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2020, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2020, to reduce the AAAA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements (Cont.)

such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at September 30, 2019 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$21,291	$21,487	$26,074	$68,852

PIMCO All Asset All Authority Fund	3,745	4,153	4,690	12,588

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$13,330

PIMCO All Asset All Authority Fund	2,373

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO All Asset Fund	$1,996	$0

PIMCO All Asset All Authority Fund	0	2,058

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset Fund	$0	$0	$3,087,258	$3,492,451

PIMCO All Asset All Authority Fund	0	0	1,278,861	2,090,047

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund					PIMCO All Asset All Authority Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	120,846	$1,398,861	219,897	$2,554,116		29,988	$245,782	76,015	$640,044

I-2	7,228	83,667	16,623	192,518		9,258	75,850	25,413	212,898

I-3	44	513	1,009	11,620	(a)	108	891	3,510	28,999	(a)

Administrative Class	391	4,530	1,329	15,462		0	0	0	0

Class A	6,013	70,056	14,012	160,031		7,506	61,943	10,694	89,554

Class C	361	4,158	1,741	20,068		372	3,025	1,586	13,259

Class R	197	2,252	468	5,415		0	0	0	0

Issued as reinvestment of distributions

Institutional Class	17,972	207,716	67,009	749,745		4,111	33,476	30,840	247,753

I-2	528	6,119	2,138	24,023		494	4,028	3,666	29,557

I-3	2	19	7	77	(a)	5	37	39	314	(a)

Administrative Class	130	1,505	565	6,333		0	0	0	0

Class A	877	10,148	3,770	42,190		406	3,305	3,266	26,254

Class C	188	2,163	1,177	13,091		129	1,053	2,062	16,519

Class R	51	590	228	2,535		0	0	0	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

	PIMCO All Asset Fund					PIMCO All Asset All Authority Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(162,756)	$(1,881,902)	(343,800)	$(3,967,795)		(85,129)	$(694,040)	(247,129)	$(2,058,056)

I-2	(8,528)	(98,457)	(29,844)	(344,120)		(17,077)	(139,371)	(60,097)	(501,363)

I-3	(834)	(9,606)	(98)	(1,130	)(a)	(2,817)	(22,903)	(316)	(2,566	)(a)

Administrative Class	(1,535)	(17,778)	(4,949)	(57,783)		0	0	0	0

Class A	(11,917)	(137,814)	(27,387)	(318,201)		(11,225)	(91,723)	(32,984)	(276,156)

Class C	(6,773)	(78,404)	(11,845)	(136,515)		(11,838)	(97,172)	(20,198)	(168,768)

Class R	(498)	(5,706)	(1,397)	(16,093)		0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(38,013)	$(437,370)	(89,347)	$(1,044,413)		(75,709)	$(615,819)	(203,633)	$(1,701,758)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2019

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2019

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Fund	$608,698	$1,858,521

PIMCO All Asset All Authority Fund	1,382,164	3,714,364

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO All Asset Fund	$17,581,212	$478,915	$(607,779)	$(128,864)

PIMCO All Asset All Authority Fund	8,046,049	331,935	(1,420,880)	(1,088,945)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Approval of Investment Advisory Contract and Other Agreements (Cont.)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4010SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO CommodityRealReturn Strategy Fund®

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	(3.35)%	(6.95)%	(7.32)%	(2.83)%	2.16%
PIMCO CommodityRealReturn Strategy Fund® I-2	(3.40)%	(7.08)%	(7.41)%	(2.92)%	2.07%
PIMCO CommodityRealReturn Strategy Fund® I-3	(3.44)%	(7.17)%	(7.46)%	(2.98)%	2.01%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	(3.36)%	(7.15)%	(7.57)%	(3.06)%	1.91%
PIMCO CommodityRealReturn Strategy Fund® Class A	(3.63)%	(7.54)%	(7.75)%	(3.28)%	1.67%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	(8.91)%	(12.58)%	(8.79)%	(3.83)%	1.34%
PIMCO CommodityRealReturn Strategy Fund® Class C	(4.00)%	(8.16)%	(8.44)%	(4.00)%	0.92%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	(4.93)%	(9.04)%	(8.44)%	(4.00)%	0.92%
PIMCO CommodityRealReturn Strategy Fund® Class R	(3.65)%	(7.76)%	(7.97)%	(3.53)%	1.26%
Bloomberg Commodity Index Total Return	(3.00)%	(6.57)%	(7.18)%	(4.32)%	(0.11)%
Lipper Commodities General Funds Average	(4.12)%	(8.95)%	(6.96)%	(4.79)%	2.16%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.60% for Institutional Class shares, 1.70% for I-2 shares, 1.80% for I-3 shares, 1.85% for Administrative Class shares, 2.05% for Class A shares, 2.80% for Class C shares and 2.30% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	58.9%
U.S. Government Agencies	14.5%
Sovereign Issues	7.4%
Short-Term Instruments‡	6.1%
Corporate Bonds & Notes	6.0%
Asset-Backed Securities	4.3%
Non-Agency Mortgage-Backed Securities	2.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return, posted losses.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity exposure contributed to absolute performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Overweight exposure to energy commodities detracted from relative performance, as these commodities posted losses.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields decreased.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal yields decreased.

»	Underweight exposure to French nominal duration and Italian nominal duration detracted from relative performance, as French nominal rates and Italian nominal rates decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$966.50	$6.29	$1,000.00	$1,018.60	$6.46	1.28%
I-2	1,000.00	966.00	6.78	1,000.00	1,018.10	6.96	1.38
I-3	1,000.00	965.60	7.03	1,000.00	1,017.85	7.21	1.43
Administrative Class	1,000.00	966.40	7.52	1,000.00	1,017.35	7.72	1.53
Class A	1,000.00	963.70	8.49	1,000.00	1,016.35	8.72	1.73
Class C	1,000.00	960.00	12.15	1,000.00	1,012.60	12.48	2.48
Class R	1,000.00	963.50	9.72	1,000.00	1,015.10	9.97	1.98

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$6.03	$0.11	$(0.31)	$(0.20)	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2019	6.75	0.09	(0.45)	(0.36)	(0.36)	0.00	0.00	(0.36)

03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	0.00	(0.50)

03/31/2017	6.42	0.19	0.50	0.69	(0.12)	0.00	0.00	(0.12)

03/31/2016~	8.50	0.16	(1.91)	(1.75)	(0.33)	0.00	0.00	(0.33)

03/31/2015~	11.82	(0.02)	(3.26)	(3.28)	(0.04)	0.00	0.00	(0.04)

I-2

04/01/2019 - 09/30/2019+	6.01	0.11	(0.31)	(0.20)	(0.17)	0.00	0.00	(0.17)

03/31/2019	6.73	0.11	(0.48)	(0.37)	(0.35)	0.00	0.00	(0.35)

03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	0.00	(0.49)

03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	0.00	(0.11)

03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00	(0.33)

03/31/2015~	11.78	(0.02)	(3.24)	(3.26)	(0.04)	0.00	0.00	(0.04)

I-3

04/01/2019 - 09/30/2019+	6.01	0.11	(0.32)	(0.21)	(0.16)	0.00	0.00	(0.16)

04/27/2018 - 03/31/2019	6.88	0.04	(0.56)	(0.52)	(0.35)	0.00	0.00	(0.35)

Administrative Class

04/01/2019 - 09/30/2019+	5.90	0.10	(0.30)	(0.20)	(0.16)	0.00	0.00	(0.16)

03/31/2019	6.62	0.09	(0.47)	(0.38)	(0.34)	0.00	0.00	(0.34)

03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	0.00	(0.48)

03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	0.00	(0.10)

03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00	(0.32)

03/31/2015~	11.64	(0.06)	(3.18)	(3.24)	(0.04)	0.00	0.00	(0.04)

Class A

04/01/2019 - 09/30/2019+	5.87	0.09	(0.30)	(0.21)	(0.16)	0.00	0.00	(0.16)

03/31/2019	6.59	0.07	(0.46)	(0.39)	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	0.00	(0.47)

03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	0.00	(0.09)

03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)

03/31/2015~	11.62	(0.02)	(3.24)	(3.26)	(0.02)	0.00	0.00	(0.02)

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.66	(3.35)%	$3,200,410	1.28	%*	1.45	%*	0.74	%*	0.91	%*	3.83	%*	146%

6.03	(5.41)	4,380,858	1.46		1.60		0.74		0.88		1.50		226

6.75	4.06	5,204,406	1.24		1.39		0.74		0.89		2.05		148

6.99	10.77	5,158,453	0.92		1.07		0.74		0.89		2.63		176

6.42	(20.32)	4,073,061	0.93		1.08		0.74		0.89		2.07		111

8.50	(27.79)	7,735,400	0.79		0.94		0.74		0.89		(0.24)		123

5.64	(3.40)	342,576	1.38	*	1.55	*	0.84	*	1.01	*	3.64	*	146

6.01	(5.52)	371,461	1.56		1.70		0.84		0.98		1.67		226

6.73	3.99	604,721	1.34		1.49		0.84		0.99		1.97		148

6.97	10.69	576,288	1.02		1.17		0.84		0.99		2.58		176

6.40	(20.42)	524,203	1.03		1.18		0.84		0.99		1.96		111

8.48	(27.75)	968,672	0.89		1.04		0.84		0.99		(0.25)		123

5.64	(3.44)	2,105	1.43	*	1.65	*	0.89	*	1.11	*	3.68	*	146

6.01	(7.57)	3,555	1.61	*	1.80	*	0.89	*	1.08	*	0.70	*	226

5.54	(3.36)	41,867	1.53	*	1.70	*	0.99	*	1.16	*	3.55	*	146

5.90	(5.75)	51,561	1.71		1.85		0.99		1.13		1.39		226

6.62	3.80	76,612	1.49		1.64		0.99		1.14		1.80		148

6.87	10.48	84,054	1.17		1.32		0.99		1.14		2.45		176

6.31	(20.43)	162,090	1.18		1.33		0.99		1.14		1.55		111

8.36	(27.97)	211,832	1.04		1.19		0.99		1.14		(0.54)		123

5.50	(3.63)	295,582	1.73	*	1.90	*	1.19	*	1.36	*	3.29	*	146

5.87	(5.97)	346,932	1.91		2.05		1.19		1.33		1.16		226

6.59	3.67	486,359	1.69		1.84		1.19		1.34		1.65		148

6.84	10.37	281,346	1.37		1.52		1.19		1.34		2.24		176

6.28	(20.74)	311,023	1.38		1.53		1.19		1.34		1.48		111

8.34	(28.12)	465,278	1.24		1.39		1.19		1.34		(0.24)		123

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$5.56	$0.07	$(0.29)	$(0.22)	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	6.25	0.02	(0.42)	(0.40)	(0.29)	0.00	0.00	(0.29)

03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	0.00	(0.44)

03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	0.00	(0.06)

03/31/2016~	8.02	0.06	(1.78)	(1.72)	(0.28)	0.00	0.00	(0.28)

03/31/2015~	11.22	(0.12)	(3.08)	(3.20)	(0.00)	0.00	0.00	(0.00)

Class R

04/01/2019 - 09/30/2019+	5.73	0.08	(0.29)	(0.21)	(0.15)	0.00	0.00	(0.15)

03/31/2019	6.44	0.05	(0.44)	(0.39)	(0.32)	0.00	0.00	(0.32)

03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	0.00	(0.46)

03/31/2017	6.16	0.14	0.48	0.62	(0.08)	0.00	0.00	(0.08)

03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00	(0.30)

03/31/2015~	11.44	(0.10)	(3.12)	(3.22)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.20	(4.00	) %	$27,129	2.48	%*	2.65	%*	1.94	%*	2.11	%*	2.63	%*	146%

5.56	(6.50)		36,829	2.66		2.80		1.94		2.08		0.42		226

6.25	2.76		54,896	2.44		2.59		1.94		2.09		0.89		148

6.53	9.43		101,272	2.12		2.27		1.94		2.09		1.49		176

6.02	(21.31)		115,569	2.13		2.28		1.94		2.09		0.87		111

8.02	(28.52)		210,994	1.99		2.14		1.94		2.09		(1.09)		123

5.37	(3.65)		27,234	1.98	*	2.15	*	1.44	*	1.61	*	3.05	*	146

5.73	(6.17)		31,220	2.16		2.30		1.44		1.58		0.87		226

6.44	3.40		41,291	1.94		2.09		1.44		1.59		1.35		148

6.70	10.03		43,511	1.62		1.77		1.44		1.59		2.01		176

6.16	(20.97)		48,171	1.63		1.78		1.44		1.59		1.03		111

8.20	(28.25)		50,491	1.49		1.64		1.44		1.59		(1.05)		123

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$6,179,143
Investments in Affiliates	48,984

Financial Derivative Instruments
Exchange-traded or centrally cleared	14,392
Over the counter	33,489
Cash	1
Deposits with counterparty	8,786
Foreign currency, at value	7,745
Receivable for investments sold	19,800
Receivable for investments sold on a delayed-delivery basis	12,135
Receivable for TBA investments sold	1,691,081
Receivable for Fund shares sold	3,342
Interest and/or dividends receivable	12,180
Dividends receivable from Affiliates	48
Reimbursement receivable from PIMCO	588
Other assets	102

Total Assets	8,031,816

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,279,138
Payable for sale-buyback transactions	10,629
Payable for short sales	2,052

Financial Derivative Instruments
Exchange-traded or centrally cleared	15,516
Over the counter	221,528
Payable for investments purchased	6,429
Payable for investments in Affiliates purchased	48
Payable for TBA investments purchased	2,533,458
Deposits from counterparty	19,383
Payable for Fund shares redeemed	3,224
Accrued investment advisory fees	1,962
Accrued supervisory and administrative fees	1,040
Accrued distribution fees	30
Accrued servicing fees	69
Other liabilities	407

Total Liabilities	4,094,913

Net Assets	$3,936,903

Net Assets Consist of:

Paid in capital	$4,819,930
Distributable earnings (accumulated loss)	(883,027)

Net Assets	$3,936,903

Cost of investments in securities	$6,229,237
Cost of investments in Affiliates	$48,983
Cost of foreign currency held	$7,858
Proceeds received on short sales	$2,044
Cost or premiums of financial derivative instruments, net	$(22,457)

* Includes repurchase agreements of:	$257,581

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$3,200,410
I-2	342,576
I-3	2,105
Administrative Class	41,867
Class A	295,582
Class C	27,129
Class R	27,234

Shares Issued and Outstanding:

Institutional Class	565,788
I-2	60,763
I-3	373
Administrative Class	7,563
Class A	53,703
Class C	5,215
Class R	5,072

Net Asset Value Per Share Outstanding:

Institutional Class	$5.66
I-2	5.64
I-3	5.64
Administrative Class	5.54
Class A	5.50
Class C	5.20
Class R	5.37

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$120,332
Dividends from Investments in Affiliates	632
Total Income	120,964

Expenses:

Investment advisory fees	14,436
Supervisory and administrative fees	7,639
Distribution and/or servicing fees - Administrative Class	60
Distribution fees - Class C	120
Distribution fees - Class R	37
Servicing fees - Class A	393
Servicing fees - Class C	40
Servicing fees - Class R	37
Trustee fees	9
Interest expense	12,769
Total Expenses	35,540
Waiver and/or Reimbursement by PIMCO	(3,930)
Net Expenses	31,610

Net Investment Income (Loss)	89,354

Net Realized Gain (Loss):

Investments in securities	43,898
Investments in Affiliates	29
Exchange-traded or centrally cleared financial derivative instruments	(121,689)
Over the counter financial derivative instruments	(7,765)
Foreign currency	(4,188)

Net Realized Gain (Loss)	(89,715)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(4,622)
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	8,399
Over the counter financial derivative instruments	(162,760)
Foreign currency assets and liabilities	217

Net Change in Unrealized Appreciation (Depreciation)	(158,777)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(159,138)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$89,354	$87,712
Net realized gain (loss)	(89,715)	(397,012)
Net change in unrealized appreciation (depreciation)	(158,777)	(52,425)

Net Increase (Decrease) in Net Assets Resulting from Operations	(159,138)	(361,725)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(108,390)	(272,625)
I-2	(10,115)	(32,171)
I-3	(65)	(181	)(a)
Administrative Class	(1,331)	(3,451)
Class A	(8,528)	(22,144)
Class C	(788)	(2,312)
Class R	(785)	(1,884)

Total Distributions(b)	(130,002)	(334,768)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(996,373)	(549,376)

Total Increase (Decrease) in Net Assets	(1,285,513)	(1,245,869)

Net Assets:

Beginning of period	5,222,416	6,468,285
End of period	$3,936,903	$5,222,416

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2019 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(159,138)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(9,598,629)
Proceeds from sales of long-term securities	10,708,368
(Purchases) Proceeds from sales of short-term portfolio investments, net	(266,376)
(Increase) decrease in deposits with counterparty	3,097
(Increase) decrease in receivable for investments sold	(515,317)
(Increase) decrease in interest and/or dividends receivable	3,826
(Increase) decrease in dividends receivable from Affiliates	143
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(110,958)
Proceeds from (Payments on) over the counter financial derivative instruments	(6,551)
(Increase) decrease in reimbursement receivable from PIMCO	157
(Increase) decrease in other assets	(102)
Increase (decrease) in payable for investments purchased	768,131
Increase (decrease) in deposits from counterparty	(1,859)
Increase (decrease) in accrued investment advisory fees	(768)
Increase (decrease) in accrued supervisory and administrative fees	(402)
Increase (decrease) in accrued distribution fees	(12)
Increase (decrease) in accrued servicing fees	(20)
Proceeds from (Payments on) short sales transactions, net	(122,680)
Proceeds from (Payments on) foreign currency transactions	(4,810)
Increase (decrease) in other liabilities	(4)
Net Realized (Gain) Loss
Investments in securities	(43,898)
Investments in Affiliates	(29)
Exchange-traded or centrally cleared financial derivative instruments	121,689
Over the counter financial derivative instruments	7,765
Foreign currency	4,188
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	4,622
Investments in Affiliates	11
Exchange-traded or centrally cleared financial derivative instruments	(8,399)
Over the counter financial derivative instruments	162,760
Foreign currency assets and liabilities	(217)
Net amortization (accretion) on investments	10,585
Net Cash Provided by (Used for) Operating Activities	955,173

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	441,134
Payments on shares redeemed	(1,572,145)
Increase (decrease) in overdraft due to custodian	(157)
Cash distributions paid*	(10,279)
Proceeds from reverse repurchase agreements	6,464,130
Payments on reverse repurchase agreements	(6,275,570)
Proceeds from sale-buyback transactions	722,978
Payments on sale-buyback transactions	(728,042)
Net Cash Received from (Used for) Financing Activities	(957,951)

Net Increase (Decrease) in Cash and Foreign Currency	(2,778)

Cash and Foreign Currency:

Beginning of period	10,524
End of period	$7,746
* Reinvestment of distributions	$119,723

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$12,770

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.0%

CORPORATE BONDS & NOTES 9.5%

BANKING & FINANCE 7.6%

Air Lease Corp.
4.750% due 03/01/2020		$100	$101

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	300	338

Ally Financial, Inc.
4.250% due 04/15/2021		$100	103
8.000% due 11/01/2031		700	971

American Tower Corp.
2.800% due 06/01/2020		700	703

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	214

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 05/24/2022 •(f)(g)	EUR	400	458
5.875% due 09/24/2023 •(f)(g)		400	462
6.750% due 02/18/2020 •(f)(g)		1,600	1,779
8.875% due 04/14/2021 •(f)(g)		400	483

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(g)		200	225
6.250% due 09/11/2021 •(f)(g)		800	922

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$3,840	4,161

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	3,900	4,386
6.625% due 06/29/2021 •(f)(g)		4,800	5,714

Corp. Andina de Fomento
3.950% due 10/15/2021 (e)	MXN	91,225	4,576

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,275

Deutsche Bank AG
4.250% due 10/14/2021		28,300	28,717

Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	200	250

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$4,200	4,203

General Motors Financial Co., Inc.
2.350% due 10/04/2019		400	400
3.583% (US0003M + 1.270%) due 10/04/2019 ~		100	100

Goldman Sachs Group, Inc.
3.319% (US0003M + 1.200%) due 09/15/2020 ~		23,400	23,584

ING Bank NV
2.625% due 12/05/2022		7,600	7,782

International Lease Finance Corp.
8.250% due 12/15/2020		2,800	2,997

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	288,298	42,498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 10/01/2047	DKK	75	$11

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	204

Navient Corp.
5.875% due 03/25/2021		300	313
8.000% due 03/25/2020		100	102

Nissan Motor Acceptance Corp.
3.650% due 09/21/2021		100	102
3.875% due 09/21/2023		100	105

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	253,694	37,388
2.500% due 10/01/2047		13	2

Nykredit Realkredit A/S
1.000% due 10/01/2050		275,989	40,653
2.500% due 10/01/2047		51	8

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$700	739

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	45	7

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$6,500	6,517
4.519% due 06/25/2024 •		4,200	4,420
7.500% due 08/10/2020 •(f)(g)		1,770	1,812
8.625% due 08/15/2021 •(f)(g)		1,260	1,352

Toronto-Dominion Bank
2.250% due 03/15/2021		11,200	11,259

UBS AG
2.682% due 06/08/2020 •		16,900	16,948

UniCredit SpA
7.830% due 12/04/2023		29,950	35,139

			300,483

INDUSTRIALS 0.6%

AbbVie, Inc.
2.300% due 05/14/2021		100	100

Altice Luxembourg S.A.
7.750% due 05/15/2022		200	205

Amgen, Inc.
2.650% due 05/11/2022		200	203

BAT Capital Corp.
2.765% due 08/14/2020 •		4,600	4,610

BAT International Finance PLC
2.750% due 06/15/2020		100	100

Celgene Corp.
3.250% due 08/15/2022		100	103

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		200	199
2.567% due 11/02/2021		200	201

Conagra Brands, Inc.
3.800% due 10/22/2021		200	206

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Health Corp.
3.350% due 03/09/2021	$160	$163

Daimler Finance North America LLC
2.300% due 02/12/2021	150	150
2.850% due 01/06/2022	300	304

Dell International LLC
4.420% due 06/15/2021	900	928

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	450	447

Discovery Communications LLC
2.950% due 03/20/2023	300	305

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~	5,200	5,201

Energy Transfer Partners LP
5.750% due 09/01/2020	200	204

Enterprise Products Operating LLC
4.050% due 02/15/2022	200	209

ERAC USA Finance LLC
5.250% due 10/01/2020	100	103

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~	280	281

IHS Markit Ltd.
5.000% due 11/01/2022	100	107

Imperial Brands Finance PLC
2.950% due 07/21/2020	400	401

Japan Tobacco, Inc.
2.000% due 04/13/2021	400	398

Komatsu Finance America, Inc.
2.437% due 09/11/2022	200	200

Kraft Heinz Foods Co.
3.375% due 06/15/2021	100	101

Microchip Technology, Inc.
3.922% due 06/01/2021	100	102

NTT Finance Corp.
1.900% due 07/21/2021	200	199

NXP BV
3.875% due 09/01/2022	200	207

Penske Truck Leasing Co. LP
4.250% due 01/17/2023	100	106

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	800	827

salesforce.com, Inc.
3.250% due 04/11/2023	100	104

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	800	804

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	100	101

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	200	210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020	$100	$99

Time Warner Cable LLC
5.000% due 02/01/2020	800	806

Toyota Industries Corp.
3.110% due 03/12/2022	200	204

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	100	102

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,835	2,069

VMware, Inc.
3.900% due 08/21/2027	900	927

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021	1,200	1,240

		23,536

SPECIALTY FINANCE 0.4%

CIMIC Group Ltd.
0.000% due 03/24/2020 (c)(h)	10,000	9,792

Lloyds Banking Group PLC
3.870% due 09/02/2020 (h)	3,000	3,007
3.870% due 09/02/2021 (h)	3,000	3,014

		15,813

UTILITIES 0.9%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	8,900	8,946
3.253% (US0003M + 0.950%) due 07/15/2021 ~	14,000	14,127
5.150% due 02/15/2050	4,500	5,276
5.300% due 08/15/2058	1,600	1,875

BG Energy Capital PLC
4.000% due 12/09/2020	200	204

British Transco International Finance BV
0.000% due 11/04/2021 (c)	400	380

Duke Energy Corp.
2.400% due 08/15/2022	200	202

Eversource Energy
2.900% due 10/01/2024	200	205

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~	1,000	1,004

Plains All American Pipeline LP
2.600% due 12/15/2019	200	200

Progress Energy, Inc.
3.150% due 04/01/2022	100	102

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	2,400	2,393

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tampa Electric Co.
2.600% due 09/15/2022	$100	$101

		35,015

Total Corporate Bonds & Notes (Cost $372,313)		374,847

U.S. GOVERNMENT AGENCIES 23.0%

Fannie Mae
2.351% due 03/25/2036 •	124	123
2.463% due 02/25/2037 •	728	741
4.500% due 05/01/2035 •	56	58
4.605% due 05/01/2036 •	11	12

Fannie Mae UMBS, TBA
3.000% due 11/01/2049 - 12/01/2049	111,400	112,988
3.500% due 11/01/2049 - 12/01/2049	318,210	326,556
4.000% due 11/01/2049	389,900	404,872

Freddie Mac
2.298% due 01/15/2037 •	4	4
4.654% due 06/01/2033 •	104	109
4.728% due 01/01/2034 •	176	187

Ginnie Mae
2.266% due 08/20/2068 •	10,493	10,304
2.444% due 02/20/2049 •	25,949	25,921

NCUA Guaranteed Notes
2.507% due 10/07/2020 •	2,015	2,016
2.617% due 12/08/2020 •	20,198	20,226

Total U.S. Government Agencies (Cost $901,738)		904,117

U.S. TREASURY OBLIGATIONS 93.1%

U.S. Treasury Bonds
3.000% due 05/15/2045 (n)	1,370	1,614

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (j)(l)	834,079	825,485
0.125% due 01/15/2022 (l)(n)	63,058	62,491
0.125% due 04/15/2022 (l)	111,656	110,584
0.125% due 07/15/2022 (l)(n)	1,116	1,112
0.125% due 01/15/2023 (l)	31,640	31,399
0.125% due 07/15/2026	34,946	34,921
0.250% due 01/15/2025	85,270	85,582
0.250% due 07/15/2029 (j)	35,936	36,345
0.375% due 07/15/2025 (j)	183,571	186,254
0.375% due 07/15/2025 (n)	36,026	36,552
0.375% due 01/15/2027	127,812	129,452
0.375% due 07/15/2027	39,540	40,233
0.500% due 01/15/2028	186,214	190,850
0.625% due 07/15/2021	30,621	30,751
0.625% due 07/15/2021 (l)	796,817	800,223
0.625% due 04/15/2023 (j)(l)	25,822	26,052
0.625% due 01/15/2024 (l)(n)	5,894	5,991

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 01/15/2026 (j)	$138,659	$142,366
0.625% due 02/15/2043 (n)	469	482
0.750% due 07/15/2028	49,397	51,961
0.875% due 02/15/2047	25,023	27,241
1.000% due 02/15/2048	8,490	9,550
1.000% due 02/15/2049 (j)(n)	2,885	3,269
1.125% due 01/15/2021	77,735	78,004
1.250% due 07/15/2020	31,354	31,498
1.375% due 02/15/2044	21,272	25,541
1.375% due 02/15/2044 (n)	2,400	2,881
1.750% due 01/15/2028	89,067	100,277
2.000% due 01/15/2026	27,277	30,326
2.125% due 02/15/2040	4,060	5,412
2.125% due 02/15/2041	7,879	10,600
2.375% due 01/15/2025 (j)	288,901	321,923
2.375% due 01/15/2027	9,607	11,112
2.500% due 01/15/2029	71,185	86,141
2.500% due 01/15/2029 (n)	44,225	53,517
3.375% due 04/15/2032	14,445	19,996
3.875% due 04/15/2029	12,721	17,091

Total U.S. Treasury Obligations (Cost $3,688,262)		3,665,079

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.5%

Adjustable Rate Mortgage Trust
4.306% due 10/25/2035 ^~	563	542
4.602% due 09/25/2035 ^~	699	676

Alliance Bancorp Trust
2.258% due 07/25/2037 •	2,625	2,426

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•	169	161
3.366% due 11/25/2046 •	5,669	2,828

American Home Mortgage Investment Trust
3.531% due 09/25/2045 •	233	236

Banc of America Funding Trust
2.624% due 05/20/2035 ^•	115	103
4.201% due 01/20/2047 ~	7,011	6,830
4.577% due 05/20/2036 ^~	260	261
4.647% due 01/20/2047 ^~	184	180
4.808% due 05/25/2035 ~	29	30

Banc of America Mortgage Trust
4.328% due 07/25/2035 ^~	451	447
4.429% due 11/25/2035 ^~	282	287
4.556% due 01/25/2035 ~	9	9
4.639% due 12/25/2034 ~	483	499

Bancorp Commercial Mortgage Trust
3.316% due 09/15/2036 •	6,200	6,208

BCAP LLC Trust
2.188% due 01/25/2037 ^•	1,005	970
4.143% due 04/26/2036 ~	1,621	1,413

Bear Stearns Adjustable Rate Mortgage Trust
3.838% due 03/25/2035 ~	5	5
4.069% due 02/25/2036 ^~	277	265

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.315% due 07/25/2036 ^~	$744	$723
4.777% due 10/25/2035 ~	577	590
5.065% due 05/25/2033 ~	21	22
5.375% due 07/25/2034 ~	74	77

Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •	562	557
3.920% due 09/25/2047 ^~	4,044	3,276
4.201% due 09/25/2035 ^~	269	226
4.726% due 09/25/2034 ~	305	310

Chase Mortgage Finance Trust
4.049% due 09/25/2036 ^~	741	699
4.208% due 12/25/2035 ^~	711	680
4.218% due 03/25/2037 ^~	1,035	1,042
5.500% due 12/25/2022 ^	1,050	721

CIM Trust
3.018% due 02/25/2049 •	1,925	1,954

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	982	984
4.810% due 05/25/2035 •	166	169
4.980% due 03/25/2036 ^•	67	68

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	104	103
4.215% due 12/25/2035 ^~	320	236

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	290	287

Civic Mortgage LLC
4.349% due 11/25/2022 þ	1,660	1,663

Countrywide Alternative Loan Trust
2.128% due 06/25/2046 •	240	236
2.198% due 05/25/2047 •	1,582	1,518
2.224% due 02/20/2047 ^•	4,600	3,667
2.228% due 07/25/2046 •	127	124
2.239% due 12/20/2046 ^•	351	320
3.446% due 12/25/2035 •	410	381
4.058% due 11/25/2035 ^~	329	315
5.000% due 07/25/2035	1,633	1,423
5.500% due 07/25/2035	199	189
5.750% due 03/25/2037 ^•	294	250
6.000% due 03/25/2037 ^	274	193
6.500% due 08/25/2032	197	204

Countrywide Home Loan Mortgage Pass-Through Trust
2.658% due 03/25/2035 •	46	47
3.499% due 10/20/2035 ~	130	118
3.864% due 09/25/2047 ^~	500	479
4.178% due 04/20/2035 ~	205	208
4.494% due 11/20/2034 ~	33	33
5.500% due 11/25/2035 ^	111	102
5.500% due 04/25/2038	394	412
6.000% due 04/25/2036	524	430

Credit Suisse First Boston Mortgage Securities Corp.
4.543% due 04/25/2034 ~	45	45

Credit Suisse Mortgage Capital Certificates
2.168% due 09/29/2036 •	4,919	4,698

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.830% due 08/26/2058		$485	$491
5.896% due 10/26/2036 ~		694	667

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		2,267	2,060

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		367	357

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.118% due 10/25/2036 ^•		104	79

Eurosail PLC
1.137% due 10/17/2040 •	EUR	3,337	3,654

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		$168	123

First Horizon Mortgage Pass-Through Trust
4.697% due 10/25/2035 ~		147	148

Great Hall Mortgages PLC
0.913% due 03/18/2039 •	GBP	322	388
0.933% due 06/18/2038 •		249	301

GS Mortgage Securities Trust
5.162% due 12/10/2043 ~		$5,000	5,144

GSR Mortgage Loan Trust
3.873% due 11/25/2035 ^~		238	197
4.281% due 11/25/2035 ^~		1,312	1,248
4.682% due 11/25/2035 ~		405	409

HarborView Mortgage Loan Trust
2.237% due 07/19/2046 ^•		5,240	3,634
2.247% due 09/19/2037 •		93	91
2.497% due 05/19/2035 •		589	574
2.557% due 01/19/2036 •		1,585	1,269
4.490% due 08/19/2036 ^~		203	195

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	20,300	25,017

HomeBanc Mortgage Trust
2.198% due 12/25/2036 •		$221	220
3.620% due 04/25/2037 ^~		120	114

IndyMac Mortgage Loan Trust
2.198% due 07/25/2047 •		2,084	1,790
2.208% due 09/25/2046 •		3,856	3,705
2.298% due 07/25/2035 •		303	277
3.819% due 09/25/2035 ^~		275	259
4.289% due 10/25/2034 ~		377	394
4.334% due 06/25/2035 ^~		176	169

JPMorgan Alternative Loan Trust
2.248% due 12/25/2036 •		1,521	1,464

JPMorgan Chase Commercial Mortgage Securities Trust
3.600% due 12/15/2031 •		1,000	1,003

JPMorgan Mortgage Trust
3.716% due 07/27/2037 ~		364	375
4.210% due 08/25/2036 ^~		170	159
4.222% due 11/25/2035 ^~		239	224
4.334% due 06/25/2035 ~		89	90
4.339% due 06/25/2036 ^~		840	771

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.420% due 07/25/2035 ~		$75	$76
4.497% due 06/25/2035 ~		274	277
4.642% due 07/25/2035 ~		103	105
4.920% due 07/25/2034 ~		48	50

Luminent Mortgage Trust
2.218% due 10/25/2046 •		762	757

MASTR Adjustable Rate Mortgages Trust
2.258% due 05/25/2037 •		355	224

Merrill Lynch Alternative Note Asset Trust
2.318% due 03/25/2037 •		787	338
4.178% due 06/25/2037 ^~		399	304

Merrill Lynch Mortgage Investors Trust
3.525% due 05/25/2034 ~		150	145
3.865% due 12/25/2035 ~		109	101
4.173% due 05/25/2036 ~		63	62
4.332% due 06/25/2035 ~		333	338
4.374% due 09/25/2035 ^~		150	138

Merrill Lynch Mortgage-Backed Securities Trust
5.261% due 04/25/2037 ^~		1,177	1,191

New Residential Mortgage Loan Trust
4.500% due 05/25/2058		165	175

Residential Accredit Loans, Inc. Trust
2.318% due 08/25/2035 •		907	827
4.066% due 08/25/2035 ^~		477	296
5.483% due 02/25/2036 ^~		327	295

Residential Asset Securitization Trust
2.418% due 05/25/2035 •		1,217	1,014
5.000% due 11/25/2019		6	6
6.250% due 10/25/2036 ^		595	599
6.500% due 09/25/2036 ^		789	549
6.500% due 06/25/2037		11,874	5,206

Residential Funding Mortgage Securities, Inc. Trust
4.337% due 09/25/2035 ^~		1,304	1,086
4.637% due 06/25/2035 ~		152	155
6.000% due 06/25/2037 ^		828	816
6.500% due 03/25/2032		240	250

Sequoia Mortgage Trust
2.757% due 10/19/2026 •		22	22
3.659% due 01/20/2047 ^~		556	452

Silverstone Master Issuer PLC
1.457% due 01/21/2070 •	GBP	3,650	4,506
2.848% due 01/21/2070 •		$600	601

Structured Adjustable Rate Mortgage Loan Trust
2.338% due 10/25/2035 •		850	828
4.293% due 02/25/2036 ^~		283	222

Structured Asset Mortgage Investments Trust
2.208% due 06/25/2036 •		355	358
2.228% due 04/25/2036 •		25	25
2.238% due 05/25/2046 •		3,621	2,025
2.307% due 07/19/2035 •		1,088	1,084

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	20,386	25,127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vornado DP LLC Trust
4.004% due 09/13/2028		$4,000	$4,036

Wachovia Mortgage Loan Trust LLC
4.265% due 08/20/2035 ^~		416	397

WaMu Mortgage Pass-Through Certificates Trust
2.655% due 11/25/2046 •		832	837
3.186% due 01/25/2047 ^•		2,136	2,083
3.293% due 12/25/2046 •		1,067	1,077
3.426% due 06/25/2046 •		160	161
3.446% due 08/25/2046 •		493	464
3.646% due 11/25/2042 •		144	142
3.720% due 09/25/2036 ^~		1,231	1,193
3.773% due 08/25/2036 ^~		121	115
3.941% due 02/25/2037 ^~		180	173
4.401% due 09/25/2033 ~		104	108

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		193	182

Wells Fargo Mortgage-Backed Securities Trust
4.606% due 10/25/2035 ~		730	739
4.641% due 10/25/2036 ~		10	10
4.819% due 03/25/2036 ~		116	120
4.912% due 03/25/2036 ^~		64	65
4.922% due 09/25/2034 ~		222	232
4.946% due 01/25/2035 ~		246	252
4.995% due 06/25/2035 ~		495	517
5.220% due 04/25/2036 ~		685	681

Total Non-Agency Mortgage-Backed Securities (Cost $173,871)			175,429

ASSET-BACKED SECURITIES 6.8%

ACE Securities Corp. Home Equity Loan Trust
2.078% due 10/25/2036 •		25	13

Argent Securities Trust
2.168% due 07/25/2036 •		6,078	5,311
2.178% due 05/25/2036 •		2,817	1,070

Asset-Backed Securities Corp. Home Equity Loan Trust
2.963% due 09/25/2034 •		1,072	1,085

B&M CLO Ltd.
3.052% due 04/16/2026 •		2,422	2,421

Babson Euro CLO BV
0.447% due 10/25/2029 •	EUR	800	872

Barings Euro CLO BV
0.680% due 07/27/2030 •		2,000	2,182
1.050% due 07/27/2030		300	327

CIFC Funding Ltd.
3.136% due 10/25/2027 •		$5,650	5,639

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		1,937	1,963

Citigroup Mortgage Loan Trust
2.098% due 01/25/2037 •		59	45

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.248% due 12/25/2036 •		$1,301	$1,025

Citigroup Mortgage Loan Trust, Inc.
2.348% due 10/25/2036 •		7,400	7,173

Countrywide Asset-Backed Certificates
2.158% due 07/25/2037 •		3,342	3,045
2.218% due 09/25/2037 •		2,691	2,272
2.268% due 03/25/2037 •		5,700	5,451
2.308% due 08/25/2036 •		1,020	1,021
3.811% due 04/25/2036 ~		6	6

Countrywide Asset-Backed Certificates Trust
2.168% due 02/25/2037 •		92	92

Crown Point CLO Ltd.
3.713% due 07/17/2028		4,400	4,389

CVP Cascade CLO Ltd.
3.472% due 01/16/2026 •		1,504	1,504

Dorchester Park CLO DAC
3.178% due 04/20/2028 •		3,400	3,388

Dryden Senior Loan Fund
3.203% due 10/15/2027 •		10,600	10,595

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	720	785

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		$8,000	7,932

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		5,673	5,673

Fremont Home Loan Trust
2.153% due 10/25/2036 •		771	726

GSAA Home Equity Trust
2.318% due 03/25/2037 •		733	447

GSAMP Trust
2.388% due 03/25/2047 •		2,500	2,262
2.993% due 03/25/2035 ^•		1,932	1,725

Halcyon Loan Advisors Funding Ltd.
3.198% due 04/20/2027 •		2,167	2,168

Home Equity Asset Trust
2.468% due 02/25/2036 •		3,700	3,638
2.813% due 07/25/2034 •		457	458

Home Equity Mortgage Loan Asset-Backed Trust
2.238% due 04/25/2037 •		2,503	1,988

HSI Asset Securitization Corp. Trust
2.288% due 02/25/2036 •		2,381	2,368

ICG U.S. CLO Ltd.
3.172% due 01/16/2028 •		4,380	4,363

IndyMac Mortgage Loan Trust
2.088% due 07/25/2036 •		4,886	2,201

Jamestown CLO Ltd.
3.173% due 01/15/2028 •		17,800	17,810

JMP Credit Advisors CLO Ltd.
3.153% due 01/17/2028 •		3,470	3,456

JPMorgan Mortgage Acquisition Trust
2.228% due 10/25/2036 •		377	371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		$284	$291

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		3,222	2,401

Lehman XS Trust
2.178% due 05/25/2036 •		2,368	2,445
4.988% due 06/25/2036 þ		4,594	4,791

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •		7,600	7,610

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		4,710	4,673

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	2,200	2,401

Marlette Funding Trust
2.690% due 09/17/2029		$1,867	1,874

MASTR Asset-Backed Securities Trust
2.168% due 10/25/2036 •		1,803	812

Monarch Grove CLO
3.156% due 01/25/2028 •		7,850	7,821

Morgan Stanley ABS Capital, Inc. Trust
2.078% due 05/25/2037 •		605	553
2.723% due 07/25/2035 •		163	164

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •		785	372
5.910% due 11/25/2036 þ		1,741	741

Mountain View CLO Ltd.
3.103% due 10/15/2026 •		4,648	4,635

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •		490	490

New Century Home Equity Loan Trust
2.783% due 02/25/2035 •		2,182	2,168

NovaStar Mortgage Funding Trust
2.723% due 01/25/2036 •		5,264	5,264

OCP CLO Ltd.
3.103% due 07/15/2027 •		650	649

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •		1,780	1,775

Palmer Square Loan Funding Ltd.
2.953% due 07/15/2026 •		5,702	5,700
3.493% due 04/20/2027 •		250	250

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.708% due 05/25/2035 •		686	689
2.768% due 07/25/2035 •		48	48
2.993% due 10/25/2034 •		683	687
3.008% due 09/25/2034 •		467	469

Popular ABS Mortgage Pass-Through Trust
2.448% due 06/25/2035 •		748	750

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		15,826	8,726

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
2.258% due 08/25/2036 •		$800	$622

Securitized Asset-Backed Receivables LLC Trust
2.268% due 05/25/2036 •		5,298	3,410

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		400	400

Soundview Home Loan Trust
2.078% due 11/25/2036 •		515	216

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		12,408	12,550

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		865	866

Starwood Commercial Mortgage Trust
3.369% due 07/15/2038 •		800	801

Structured Asset Investment Loan Trust
2.738% due 04/25/2033 •		1,617	1,593
2.738% due 10/25/2035 •		57	58

Symphony CLO Ltd.
3.183% due 04/15/2028 •		1,630	1,626

Telos CLO Ltd.
3.253% due 04/17/2028 •		4,280	4,273

THL Credit Wind River CLO Ltd.
3.173% due 10/15/2027 •		400	400
3.183% due 01/15/2026 •		5,100	5,103

TICP CLO Ltd.
3.078% due 07/20/2027 •		2,740	2,732
3.118% due 04/20/2028 •		3,900	3,900

Towd Point Mortgage Trust
3.018% due 05/25/2058 •		2,014	2,031

Tralee CLO Ltd.
3.308% due 10/20/2027 •		3,700	3,701

Venture CDO Ltd.
3.183% due 04/15/2027		3,870	3,856

Venture CLO Ltd.
2.944% due 02/28/2026 •		14,736	14,695
3.183% due 07/15/2027 •		3,200	3,203

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		4,235	4,248

Wells Fargo Home Equity Asset-Backed Securities Trust
4.418% due 12/25/2034 •		1,460	1,493

WhiteHorse Ltd.
3.233% due 04/17/2027 •		6,813	6,804

Total Asset-Backed Securities (Cost $263,654)			267,090

SOVEREIGN ISSUES 11.7%

Argentina Government International Bond
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	1,800	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	40,847	$303
62.614% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		1,000	8
79.499% (ARLLMONP) due 06/21/2020 ~(a)		305,471	2,304

Australia Government International Bond
1.250% due 02/21/2022	AUD	31,139	21,852
3.000% due 09/20/2025		33,415	27,074

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,300	10,314

Autonomous Community of Valencia
4.900% due 03/17/2020		5,800	6,467

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (c)	BRL	18,446	4,384

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	17,468	17,046

France Government International Bond
2.100% due 07/25/2023 (e)(j)	EUR	41,437	51,114

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	3,345,440	32,271
0.100% due 03/10/2029 (e)		2,955,867	28,513

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	369,640	21,517

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	75,040	52,365
2.500% due 09/20/2035		4,134	3,413

Peru Government International Bond
5.940% due 02/12/2029	PEN	15,900	5,341

Qatar Government International Bond
3.875% due 04/23/2023		$6,300	6,672

United Kingdom Gilt
0.125% due 03/22/2026 (e)(j)	GBP	4,217	6,364
0.125% due 08/10/2028 (e)(j)		32,410	52,611
1.250% due 11/22/2027 (e)(j)		64,012	110,188

Total Sovereign Issues (Cost $496,772)			460,146

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.4%

REPURCHASE AGREEMENTS (i) 6.5%
			$257,581

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (c)(d)	ARS	14,080	134

U.S. TREASURY BILLS 1.9%
1.915% due 10/22/2019 - 12/26/2019 (b)(c)(l)(n)		$74,967	74,720

Total Short-Term Instruments (Cost $332,627)			332,435

Total Investments in Securities (Cost $6,229,237)			6,179,143

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%

PIMCO Short-Term Floating NAV Portfolio III	4,951,349	$48,984

Total Short-Term Instruments (Cost $48,983)		48,984

Total Investments in Affiliates (Cost $48,983)		48,984

Total Investments 158.2% (Cost $6,278,220)		$6,228,127

Financial Derivative Instruments (k)(m) (4.8)% (Cost or Premiums, net $(22,457))		(189,163)

Other Assets and Liabilities, net (53.4)%		(2,102,061)

Net Assets 100.0%		$3,936,903

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	03/24/2020	09/27/2019	$9,792	$9,792	0.25%
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	3,000	3,007	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	3,000	3,014	0.08

				$15,792	$15,813	0.40%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.200%	09/30/2019	10/01/2019	$15,186	U.S. Treasury Inflation Protected Securities 0.250% due 07/15/2029	$(15,203)	$15,186	$15,187
FICC	1.500	09/30/2019	10/01/2019	6,895	U.S. Treasury Notes 2.250% - 2.375% due 03/15/2021 - 03/31/2021	(7,039)	6,895	6,895
NOM	2.400	09/30/2019	10/01/2019	78,000	U.S. Treasury Bonds 3.000% due 11/15/2045	(80,060)	78,000	78,005
RDR	2.250	09/30/2019	10/01/2019	157,500	U.S. Treasury Notes 1.250% - 2.500% due 03/31/2021 - 08/15/2024	(160,997)	157,500	157,510

Total Repurchase Agreements						$(263,299)	$257,581	$257,597

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.190%	08/09/2019	11/12/2019	$	(39,072)	$(39,198)
	2.200	08/09/2019	11/12/2019		(207,265)	(207,936)
	2.330	07/24/2019	10/22/2019		(84,201)	(84,577)
	2.350	07/26/2019	10/23/2019		(123,857)	(124,399)
BOS	2.000	09/25/2019	10/09/2019		(24,796)	(24,804)
	2.000	10/01/2019	10/09/2019		(9,498)	(9,498)
BPS	(0.460)	08/23/2019	10/08/2019	EUR	(47,279)	(51,505)
BSN	2.290	09/26/2019	10/02/2019	$	(33,209)	(33,219)
	2.310	09/26/2019	10/03/2019		(3,856)	(3,858)
CIB	2.260	08/16/2019	10/16/2019		(195,690)	(196,256)
	2.290	09/03/2019	10/03/2019		(223,737)	(224,135)
	2.330	09/17/2019	10/08/2019		(5,735)	(5,740)
GRE	2.250	09/11/2019	10/02/2019		(6,535)	(6,543)
	2.270	08/20/2019	10/18/2019		(32,234)	(32,320)
	2.290	08/22/2019	10/08/2019		(963)	(965)
	2.500	09/26/2019	10/03/2019		(53,562)	(53,581)
IND	0.920	09/20/2019	10/07/2019	GBP	(71,874)	(88,397)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
RCY	2.280%	09/26/2019	10/11/2019	$	(12,855)	$(12,859)
UBS	0.850	08/16/2019	11/08/2019	GBP	(64,465)	(79,348)

Total Reverse Repurchase Agreements						$(1,279,138)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.260%	09/11/2019	10/08/2019	$(6,322)	$(6,329)
	2.310	08/02/2019	10/10/2019	(1,656)	(1,663)
	2.310	09/11/2019	10/10/2019	(2,634)	(2,637)

Total Sale-Buyback Transactions					$(10,629)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.1)%
Fannie Mae UMBS, TBA	3.500%	11/01/2049	$2,000	$(2,044)	$(2,052)

Total Short Sales (0.1)%				$(2,044)	$(2,052)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(456,110)	$0	$(456,110)	$454,457	$(1,653)
BOS	15,187	(34,302)	0	(19,115)	9,425	(9,690)
BPS	0	(51,505)	0	(51,505)	51,114	(391)
BSN	0	(37,077)	0	(37,077)	37,068	(9)
CIB	0	(426,131)	0	(426,131)	426,379	248
FICC	6,895	0	0	6,895	(7,039)	(144)
GRE	0	(93,409)	0	(93,409)	93,433	24
IND	0	(88,397)	0	(88,397)	88,338	(59)
NOM	78,005	0	0	78,005	(80,070)	(2,065)
RCY	0	(12,859)	0	(12,859)	12,856	(3)
RDR	157,510	0	0	157,510	(160,997)	(3,487)
UBS	0	(79,348)	0	(79,348)	79,604	256

Master Securities Forward Transaction Agreement
UBS	0	0	(10,629)	(10,629)	10,550	(79)

Total Borrowings and Other Financing Transactions	$257,597	$(1,279,138)	$(10,629)

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(803,256)	$(247,134)	$0	$(1,050,390)
Sovereign Issues	0	(139,902)	(79,348)	0	(219,250)

Total	$0	$(943,158)	$(326,482)	$0	$(1,269,640)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(10,629)	0	0	(10,629)

Total	$0	$(10,629)	$0	$0	$(10,629)

Total Borrowings	$0	$(953,787)	$(326,482)	$0	$(1,280,269)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(1,280,269)

(j)	Securities with an aggregate market value of $1,279,649 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(1,088,926) at a weighted average interest rate of 2.150%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(9,498) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT Soybean March 2020 Futures	$840.000	02/21/2020	24	$1	$14	$6
Put - CBOT Soybean March 2020 Futures	860.000	02/21/2020	24	1	19	10
Call - CBOT Soybean March 2020 Futures	980.000	02/21/2020	48	2	28	40
Put - CBOT Soybean November 2019 Futures	820.000	10/25/2019	24	1	11	1
Put - CBOT Soybean November 2019 Futures	830.000	10/25/2019	12	1	5	0
Put - CBOT Soybean November 2019 Futures	840.000	10/25/2019	36	2	19	2
Put - CBOT Soybean November 2019 Futures	860.000	10/25/2019	48	2	27	6
Call - CBOT Soybean November 2019 Futures	920.000	10/25/2019	12	1	7	6
Call - CBOT Soybean November 2019 Futures	930.000	10/25/2019	24	1	12	9
Call - CBOT Soybean November 2019 Futures	940.000	10/25/2019	24	1	13	7
Call - CBOT Soybean November 2019 Futures	950.000	10/25/2019	24	1	13	5
Call - CBOT Soybean November 2019 Futures	960.000	10/25/2019	36	2	23	5
Call - NYMEX Crude June 2020 Futures	58.500	05/14/2020	25	25	157	66
Put - NYMEX Crude June 2020 Futures	58.500	05/14/2020	25	25	157	233
Call - NYMEX Crude June 2020 Futures	59.000	05/14/2020	50	50	306	124
Put - NYMEX Crude June 2020 Futures	59.000	05/14/2020	50	50	317	483

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - NYMEX Crude June 2020 Futures	$59.500	05/14/2020	25	$25	$152	$58
Put - NYMEX Crude June 2020 Futures	59.500	05/14/2020	25	25	152	250
Call - NYMEX Crude June 2020 Futures	60.500	05/14/2020	25	25	144	51
Put - NYMEX Crude June 2020 Futures	60.500	05/14/2020	25	25	144	268
Call - NYMEX Crude June 2020 Futures	62.000	05/14/2020	25	25	143	42
Put - NYMEX Crude June 2020 Futures	62.000	05/14/2020	25	25	131	296
Call - NYMEX Crude June 2020 Futures	65.000	05/14/2020	70	70	144	80

					$2,138	$2,048

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$104.250	11/22/2019	23	$46	$0	$0
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	104.500	11/22/2019	153	306	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.000	11/22/2019	114	114	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.500	11/22/2019	761	761	7	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	336	336	3	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	114.500	11/22/2019	327	327	3	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.000	11/22/2019	90	90	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	856	856	7	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	760	760	7	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.500	11/22/2019	114	114	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	192.000	11/22/2019	27	27	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	198.000	11/22/2019	181	181	2	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	1,204	1,204	10	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	135.000	11/22/2019	239	239	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	47	47	0	0

					$45	$5

Total Purchased Options					$2,183	$2,053

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - ICE Natural Gas December 2019 Futures	$46.000	11/26/2019	25	$775	$(35)	$(34)
Call - ICE Natural Gas December 2019 Futures	57.000	11/26/2019	25	775	(37)	(25)
Put - NDEX Natural Gas December 2019 Futures	17.000	11/26/2019	48	36	(51)	(49)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NDEX Natural Gas December 2019 Futures	$21.000	11/26/2019	48	$36	$(43)	$(33)
Put - NDEX Natural Gas November 2019 Futures	14.000	10/25/2019	24	17	(9)	(6)
Put - NDEX Natural Gas November 2019 Futures	14.500	10/25/2019	12	9	(5)	(4)
Call - NDEX Natural Gas November 2019 Futures	18.500	10/25/2019	24	17	(9)	(10)
Call - NDEX Natural Gas November 2019 Futures	19.000	10/25/2019	24	17	(12)	(8)
Call - NYMEX Crude December 2019 Futures	58.000	11/15/2019	12	12	(14)	(15)
Call - NYMEX Crude December 2019 Futures	60.000	11/15/2019	72	72	(72)	(58)
Call - NYMEX Crude December 2019 Futures	59.000	11/15/2019	24	24	(22)	(24)
Call - NYMEX Crude December 2019 Futures	61.000	11/15/2019	48	48	(46)	(32)
Put - NYMEX Crude June 2020 Futures	45.000	05/14/2020	70	70	(138)	(185)
Call - NYMEX Crude November 2019 Futures	57.500	10/17/2019	72	72	(76)	(44)
Call - NYMEX Crude November 2019 Futures	58.500	10/17/2019	36	36	(40)	(16)
Call - NYMEX Crude November 2019 Futures	59.000	10/17/2019	108	108	(116)	(42)
Call - NYMEX Crude November 2019 Futures	59.500	10/17/2019	24	24	(24)	(8)
Call - NYMEX Crude November 2019 Futures	60.000	10/17/2019	24	24	(24)	(7)
Call - NYMEX Crude November 2019 Futures	62.000	10/17/2019	48	48	(45)	(9)
Put - NYMEX Natural Gas December 2019 Futures	2.250	11/25/2019	126	1,260	(70)	(89)
Put - NYMEX Natural Gas December 2019 Futures	2.300	11/25/2019	30	300	(18)	(26)
Put - NYMEX Natural Gas December 2019 Futures	2.350	11/25/2019	72	720	(51)	(75)
Put - NYMEX Natural Gas December 2019 Futures	2.400	11/25/2019	72	720	(58)	(90)
Put - NYMEX Natural Gas December 2019 Futures	2.450	11/25/2019	65	650	(70)	(97)
Put - NYMEX Natural Gas December 2019 Futures	2.500	11/25/2019	60	600	(52)	(104)
Put - NYMEX Natural Gas December 2019 Futures	2.550	11/25/2019	24	240	(24)	(49)
Put - NYMEX Natural Gas December 2019 Futures	2.600	11/25/2019	12	120	(13)	(28)
Call - NYMEX Natural Gas December 2019 Futures	3.200	11/25/2019	30	300	(18)	(9)
Call - NYMEX Natural Gas December 2019 Futures	3.350	11/25/2019	65	650	(49)	(14)
Put - NYMEX Natural Gas November 2019 Futures	2.000	10/28/2019	144	1,440	(91)	(19)
Put - NYMEX Natural Gas November 2019 Futures	2.050	10/28/2019	36	360	(23)	(7)
Put - NYMEX Natural Gas November 2019 Futures	2.100	10/28/2019	72	720	(54)	(19)
Call - NYMEX Natural Gas November 2019 Futures	2.450	10/28/2019	36	360	(22)	(22)
Call - NYMEX Natural Gas November 2019 Futures	2.500	10/28/2019	72	720	(36)	(34)
Call - NYMEX Natural Gas November 2019 Futures	2.550	10/28/2019	72	720	(32)	(26)
Call - NYMEX Natural Gas November 2019 Futures	2.600	10/28/2019	72	720	(33)	(20)
Call - NYMEX WTI-Brent Crude Spread December 2018 Futures	5.000	10/30/2019	11	11	(7)	(6)
Put - NYMEX WTI-Brent Crude Spread December 2019 Futures	9.000	10/30/2019	11	11	(3)	0

Total Written Options					$(1,542)	$(1,343)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum November Futures	11/2019	175	$7,533	$(176)	$0	$(176)
Arabica Coffee December Futures	12/2019	110	4,172	69	10	0
Brent (ICE) Dubai April Futures	04/2020	2	6	1	1	0
Brent (ICE) Dubai August Futures	08/2020	2	6	1	0	0
Brent (ICE) Dubai December Futures	12/2020	2	5	1	0	0
Brent (ICE) Dubai February Futures	02/2020	2	6	1	0	0
Brent (ICE) Dubai January Futures	01/2020	2	6	1	0	0
Brent (ICE) Dubai July Futures	07/2020	2	6	1	0	0
Brent (ICE) Dubai June Futures	06/2020	2	6	1	0	0
Brent (ICE) Dubai March Futures	03/2020	2	6	1	0	0
Brent (ICE) Dubai May Futures	05/2020	2	6	1	1	0
Brent (ICE) Dubai November Futures	11/2020	2	5	1	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent (ICE) Dubai October Futures	10/2020	2	$5	$1	$1	$0
Brent (ICE) Dubai September Futures	09/2020	2	6	1	0	0
Brent 1st Line April Futures	04/2020	12	(6)	1	0	0
Brent 1st Line August Futures	08/2020	12	(7)	0	0	(1)
Brent 1st Line December Futures	12/2020	12	(7)	(1)	0	0
Brent 1st Line February Futures	02/2020	12	(3)	4	1	0
Brent 1st Line January Futures	01/2020	12	(1)	5	1	0
Brent 1st Line July Futures	07/2020	12	(7)	0	0	(1)
Brent 1st Line June Futures	06/2020	12	(6)	1	0	0
Brent 1st Line March Futures	03/2020	12	(3)	4	1	0
Brent 1st Line May Futures	05/2020	12	(6)	1	0	0
Brent 1st Line November Futures	11/2020	12	(7)	(1)	0	0
Brent 1st Line October Futures	10/2020	12	(7)	(1)	0	0
Brent 1st Line September Futures	09/2020	12	(7)	(1)	0	(1)
Brent 1st Line vs. Dubai 1st Line April Futures	04/2020	2	6	(1)	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2020	2	6	(1)	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2020	2	5	(1)	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2020	2	6	(1)	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2020	2	6	(1)	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2020	2	6	(1)	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2020	2	6	(1)	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2020	2	6	(1)	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2020	2	6	(1)	1	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2020	2	5	(1)	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2020	2	5	(1)	1	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2020	2	6	(1)	1	0
Brent Crude December Futures	10/2020	168	9,396	(378)	0	(183)
Brent Crude December Futures	10/2021	297	16,460	(627)	0	(249)
Brent Crude January Futures	11/2019	46	2,690	(84)	0	(79)
Brent Crude June Futures	04/2021	82	4,553	(119)	0	(77)
Brent Crude March Futures	01/2020	929	53,473	(1,040)	0	(1,412)
Call Options Strike @ EUR 114.900 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	4,945	27	(3)	0	0
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	4,568	25	(4)	0	0
Call Options Strike @ EUR 141.000 on Euro-Bobl December 2019 Futures(1)	11/2019	115	1	0	0	0
Call Options Strike @ EUR 172.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	472	5	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	1,766	19	(1)	0	0
Chicago Ethanol (Platts) December Futures	12/2019	19	1,121	(67)	18	0
Chicago Ethanol (Platts) February Futures	02/2020	45	2,674	58	38	0
Chicago Ethanol (Platts) January Futures	01/2020	45	2,646	29	38	0
Chicago Ethanol (Platts) March Futures	03/2020	45	2,698	81	38	0
Chicago Ethanol (Platts) November Futures	11/2019	28	1,691	(17)	35	0
Chicago Ethanol (Platts) October Futures	10/2019	2	126	4	3	0
Cocoa March Futures	03/2020	318	7,810	495	0	(111)
Copper December Futures	12/2019	105	15,025	(903)	40	(943)
Corn December Futures	12/2020	82	1,674	9	22	0
Corn May Futures	05/2020	158	3,201	(370)	113	0
Cotton No. 2 December Futures	12/2019	149	4,532	125	0	(5)
Euro-BTP Italy Government Bond December Futures	12/2019	1,671	205,243	(195)	146	0
Euro-Bund 10-Year Bond December Futures	12/2019	2,096	398,080	(5,429)	92	(251)
Gas Oil March Futures	03/2020	126	7,132	354	0	(117)
Gas Oil November Futures	11/2019	253	14,838	826	0	(285)
Gold 100 oz. December Futures	12/2019	122	17,969	(490)	0	(368)
Hard Red Winter Wheat December Futures	12/2019	102	2,117	61	38	0
Henry Hub Natural Gas April Futures	03/2020	36	206	(22)	0	(2)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas August Futures	07/2020	32	$188	$(16)	$0	$(2)
Henry Hub Natural Gas December Futures	11/2020	4	26	0	0	0
Henry Hub Natural Gas July Futures	06/2020	32	188	(17)	0	(2)
Henry Hub Natural Gas June Futures	05/2020	36	207	(20)	0	(2)
Henry Hub Natural Gas May Futures	04/2020	36	204	(23)	0	(2)
Henry Hub Natural Gas November Futures	10/2020	4	24	(2)	0	0
Henry Hub Natural Gas October Futures	09/2020	32	189	(15)	0	(2)
Henry Hub Natural Gas September Futures	08/2020	32	187	(17)	0	(2)
Henry Hub Natural Gas Swap December Futures	11/2019	12	75	(10)	0	(2)
Henry Hub Natural Gas Swap November Futures	10/2019	12	70	(15)	0	(2)
Lead March Futures	03/2020	38	2,032	52	52	0
Live Cattle December Futures	12/2019	313	13,810	1,142	0	(34)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures	04/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures	08/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures	02/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures	01/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures	07/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures	06/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures	03/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures	05/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2020	1	3	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures	09/2020	1	3	(1)	0	0
Natural Gas April Futures	03/2020	50	1,142	(65)	0	(14)
Natural Gas April Futures	03/2021	4	71	1	0	(1)
Natural Gas August Futures	07/2021	4	68	(5)	0	0
Natural Gas July Futures	06/2021	4	67	(5)	0	(1)
Natural Gas June Futures	05/2021	4	66	(4)	0	(1)
Natural Gas May Futures	04/2021	4	69	(3)	0	(1)
Natural Gas November Futures	10/2019	455	10,602	(1,107)	0	(367)
Natural Gas November Futures	10/2019	6	77	(11)	0	(2)
Natural Gas October Futures	09/2020	298	7,048	(348)	0	(69)
Natural Gas September Futures	08/2021	4	67	(3)	0	0
New York Harbor ULSD March Futures	02/2020	91	7,049	(7)	0	(150)
Nickel March Futures	03/2020	56	5,711	(332)	0	(333)
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	1,604	17	(1)	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	267	3	0	0	0
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	38	0	0	0	0
Put Options Strike @ EUR 162.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	195	2	0	0	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	558	213	7	0	(12)
RBOB Gasoline March Futures	02/2020	96	6,136	(48)	0	(140)
Silver December Futures	12/2019	34	2,890	(177)	0	(111)
Soybean May Futures	05/2020	47	2,207	3	44	0
Soybean Oil December Futures	12/2019	134	2,338	(38)	19	0
Sugar No. 11 March Futures	02/2020	124	1,757	66	4	0
U.S. Treasury 2-Year Note December Futures	12/2019	180	38,790	35	0	(6)
U.S. Treasury 10-Year Note December Futures	12/2019	2,167	282,387	(2,515)	0	(169)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	410	78,682	(886)	108	0
White Sugar March Futures	02/2020	145	2,504	41	14	0
WTI Brent Financial April Futures	04/2020	1	(5)	2	0	0
WTI Brent Financial August Futures	08/2020	1	(5)	2	0	0
WTI Brent Financial December Futures	12/2019	6	(26)	25	0	(1)
WTI Brent Financial December Futures	12/2020	1	(5)	1	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Brent Financial February Futures	02/2020	1	$(4)	$2	$0	$0
WTI Brent Financial January Futures	01/2020	1	(4)	2	0	0
WTI Brent Financial July Futures	07/2020	1	(5)	2	0	0
WTI Brent Financial June Futures	06/2020	1	(5)	2	0	0
WTI Brent Financial March Futures	03/2020	1	(5)	2	0	0
WTI Brent Financial May Futures	05/2020	1	(5)	2	0	0
WTI Brent Financial November Futures	11/2019	6	(27)	23	0	0
WTI Brent Financial November Futures	11/2020	1	(5)	1	0	0
WTI Brent Financial October Futures	10/2019	6	(31)	20	0	0
WTI Brent Financial October Futures	10/2020	1	(5)	2	0	0
WTI Brent Financial September Futures	09/2020	1	(5)	2	0	0
WTI Crude December Futures	11/2019	37	1,997	(42)	127	(41)
WTI Crude December Futures	11/2020	1,251	63,188	(4,655)	0	(1,414)
WTI Crude July Futures	06/2020	280	14,406	(1,113)	0	(367)
WTI Crude July Futures	06/2021	27	1,350	(6)	0	(25)
WTI Crude June Futures	05/2020	25	1,294	(36)	0	(34)
WTI Crude June Futures	05/2021	657	32,896	(1,552)	0	(631)
WTI Crude March Futures	02/2020	56	2,962	(569)	0	(89)
WTI Crude May Futures	04/2021	27	1,353	(6)	0	(27)
WTI Crude November Futures	10/2019	74	4,001	(603)	0	(172)
WTI Crude September Futures	08/2020	120	6,113	(428)	0	(146)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2019	6	14	(4)	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2019	6	17	(1)	0	(1)
WTI Midland vs WTI Trade April Futures	03/2020	8	16	9	0	(1)
WTI Midland vs WTI Trade August Futures	07/2020	8	16	11	0	(1)
WTI Midland vs WTI Trade December Futures	11/2020	8	16	11	0	(1)
WTI Midland vs WTI Trade February Futures	01/2020	8	15	9	0	(1)
WTI Midland vs WTI Trade January Futures	12/2019	8	15	9	0	(1)
WTI Midland vs WTI Trade July Futures	06/2020	8	16	11	0	(1)
WTI Midland vs WTI Trade June Futures	05/2020	8	16	9	0	(1)
WTI Midland vs WTI Trade March Futures	02/2020	8	15	9	0	(1)
WTI Midland vs WTI Trade May Futures	04/2020	8	16	9	0	(1)
WTI Midland vs WTI Trade November Futures	10/2020	8	16	11	0	(1)
WTI Midland vs WTI Trade October Futures	09/2020	8	16	11	0	(1)
WTI Midland vs WTI Trade September Futures	08/2020	8	16	11	0	(1)
Zinc March Futures	03/2020	137	8,119	149	149	0
Zinc November Futures	11/2019	207	12,480	589	589	0

				$(20,224)	$1,746	$(8,648)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum March Futures	03/2020	248	$(10,754)	$399	$399	$0
Arabica Coffee March Futures	03/2020	167	(6,557)	(66)	0	(16)
Australia Government 3-Year Note December Futures	12/2019	371	(28,970)	(73)	28	0
Australia Government 10-Year Bond December Futures	12/2019	137	(13,625)	(83)	78	(6)
Brent Crude December Futures	10/2019	398	(23,582)	463	712	0
Brent Crude December Futures	10/2022	171	(9,552)	525	111	0
Brent Crude December Futures	10/2023	157	(8,916)	167	83	0
Brent Crude June Futures	04/2020	493	(28,017)	1,038	636	0
Brent Crude June Futures	04/2022	133	(7,392)	298	101	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	81	(170)	(49)	8	(2)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	219	(196)	(5)	14	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	279	$(33)	$166	$6	$0
Call Options Strike @ USD 63.000 on Brent Crude December 2019 Futures(1)	10/2019	156	(147)	13	106	0
Call Options Strike @ USD 63.500 on Brent Crude December 2019 Futures(1)	10/2019	48	(40)	15	30	0
Call Options Strike @ USD 64.000 on Brent Crude December 2019 Futures(1)	10/2019	48	(36)	13	28	0
Call Options Strike @ USD 64.500 on Brent Crude June 2020 Futures(1)	04/2020	25	(69)	107	13	0
Call Options Strike @ USD 65.000 on Brent Crude December 2019 Futures(1)	10/2019	48	(29)	22	23	0
Call Options Strike @ USD 65.000 on Brent Crude June 2020 Futures(1)	04/2020	16	(42)	67	8	0
Call Options Strike @ USD 65.250 on Brent Crude June 2020 Futures(1)	04/2020	18	(46)	78	9	0
Call Options Strike @ USD 65.500 on Brent Crude June 2020 Futures(1)	04/2020	16	(40)	69	8	0
Call Options Strike @ USD 66.000 on Brent Crude January 2020 Futures(1)	11/2019	12	(11)	5	5	0
Call Options Strike @ USD 66.000 on Brent Crude June 2020 Futures(1)	04/2020	25	(59)	110	12	0
Call Options Strike @ USD 67.000 on Brent Crude January 2020 Futures(1)	11/2019	96	(76)	45	37	0
Call Options Strike @ USD 67.000 on Brent Crude June 2020 Futures(1)	04/2020	25	(53)	108	11	0
Call Options Strike @ USD 68.000 on Brent Crude January 2020 Futures(1)	11/2019	84	(57)	56	27	0
Call Options Strike @ USD 69.000 on Brent Crude January 2020 Futures(1)	11/2019	36	(21)	26	10	0
Call Options Strike @ USD 69.000 on Brent Crude June 2020 Futures(1)	04/2020	25	(43)	120	9	0
Call Options Strike @ USD 70.000 on Brent Crude January 2020 Futures(1)	11/2019	36	(18)	37	9	0
Call Options Strike @ USD 71.000 on Brent Crude January 2020 Futures(1)	11/2019	36	(16)	35	7	0
Cocoa December Futures	12/2019	117	(2,857)	(240)	56	0
Copper December Futures	12/2019	301	(19,403)	83	143	0
Corn December Futures	12/2019	9	(175)	(1)	203	(1)
Corn July Futures	07/2020	158	(3,227)	355	0	(95)
Corn March Futures	03/2020	388	(7,750)	(381)	0	(306)
Cotton No. 2 March Futures	03/2020	264	(8,125)	(267)	11	0
Euro-Bobl December Futures	12/2019	115	(17,003)	124	0	(13)
Euro-BTP Italy Government Bond December Futures	12/2019	486	(77,254)	(442)	27	(90)
Euro-Buxl 30-Year Bond December Futures	12/2019	154	(36,508)	(856)	312	0
Euro-OAT France Government 10-Year Bond December Futures	12/2019	1,626	(301,833)	3,078	230	(35)
Euro-Schatz December Futures	12/2019	9,542	(1,168,266)	3,251	0	(364)
Henry Hub Natural Gas December Futures	11/2019	12	(75)	8	2	0
Henry Hub Natural Gas November Futures	10/2019	12	(70)	13	2	0
Japan Government 10-Year Bond December Futures	12/2019	32	(45,879)	12	62	0
Natural Gas April Futures	03/2020	4	(70)	1	1	0
Natural Gas August Futures	07/2020	4	(67)	6	0	(1)
Natural Gas December Futures	11/2019	225	(5,634)	338	137	0
Natural Gas January Futures	12/2019	33	(865)	79	24	0
Natural Gas July Futures	06/2020	4	(66)	8	0	(1)
Natural Gas June Futures	05/2020	4	(64)	7	0	0
Natural Gas March Futures	02/2020	50	(1,252)	41	20	(1)
Natural Gas May Futures	04/2020	4	(69)	4	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas May Futures	04/2020	144	$(3,259)	$144	$38	$0
Natural Gas September Futures	08/2020	4	(68)	3	1	0
New York Harbor ULSD December Futures	11/2019	18	(1,428)	43	30	0
New York Harbor ULSD November Futures	10/2019	26	(2,072)	(58)	42	0
Nickel November Futures	11/2019	133	(13,654)	(1,614)	17	(1,631)
Platinum January Futures	01/2020	583	(25,920)	2,122	1,367	0
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	986	(38)	55	16	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	558	(30)	23	6	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	81	(60)	57	2	(2)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	219	(375)	71	10	(12)
Put Options Strike @ USD 64.500 on Brent Crude June 2020 Futures(1)	04/2020	25	(261)	(85)	0	(19)
Put Options Strike @ USD 65.000 on Brent Crude June 2020 Futures(1)	04/2020	16	(173)	(60)	0	(12)
Put Options Strike @ USD 65.250 on Brent Crude June 2020 Futures(1)	04/2020	18	(198)	(70)	0	(14)
Put Options Strike @ USD 65.500 on Brent Crude June 2020 Futures(1)	04/2020	16	(179)	(65)	0	(13)
Put Options Strike @ USD 66.000 on Brent Crude June 2020 Futures(1)	04/2020	25	(288)	(120)	0	(20)
Put Options Strike @ USD 67.000 on Brent Crude June 2020 Futures(1)	04/2020	25	(307)	(144)	0	(21)
Put Options Strike @ USD 69.000 on Brent Crude June 2020 Futures(1)	04/2020	25	(347)	(194)	0	(23)
RBOB Gasoline December Futures	11/2019	18	(1,156)	23	28	0
RBOB Gasoline November Futures	10/2019	289	(19,014)	(340)	486	0
Soybean January Futures	01/2020	7	(322)	(3)	0	(8)
Soybean March Futures	03/2020	269	(12,509)	(486)	0	(262)
Soybean Meal December Futures	12/2019	96	(2,890)	41	0	(57)
Soybean November Futures	11/2019	234	(10,600)	(389)	0	(388)
U.S. Treasury 5-Year Note December Futures	12/2019	1,231	(146,672)	787	58	0
U.S. Treasury 10-Year Ultra December Futures	12/2019	351	(49,985)	(761)	11	0
U.S. Treasury 30-Year Bond December Futures	12/2019	1,416	(229,835)	4,275	44	0
United Kingdom Long Gilt December Futures	12/2019	708	(116,859)	(580)	0	(340)
Wheat December Futures	12/2019	68	(1,686)	(55)	0	(29)
Wheat March Futures	03/2020	298	(7,487)	(95)	0	(130)
WTI Crude December Futures	11/2019	361	(19,487)	(97)	653	0
WTI Crude December Futures	11/2021	513	(25,635)	1,070	421	0
WTI Crude December Futures	11/2022	306	(15,410)	738	193	0
WTI Crude February Futures	01/2020	20	(1,066)	33	33	0
WTI Crude January Futures	12/2019	513	(27,548)	720	746	0
WTI Crude June Futures	05/2020	27	(1,398)	86	37	0
WTI Crude June Futures	05/2022	34	(1,701)	57	24	0
WTI Crude March Futures	02/2020	416	(22,006)	1,771	662	0
WTI Crude November Futures	10/2020	140	(7,088)	454	162	0
WTI Crude October Futures	09/2020	20	(1,015)	21	24	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2020	8	(18)	12	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	8	(18)	17	1	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	8	(18)	17	1	0
WTI Houston (Argus) vs. WTI Trade February Futures	01/2020	8	(18)	12	0	0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2019	8	(19)	12	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	8	(19)	17	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	8	(19)	12	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2020	8	(18)	13	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	8	(19)	12	0	0

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	8	$(18)	$17	$1	$0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	8	(18)	17	1	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	8	(18)	17	1	0

				$16,480	$8,874	$(3,912)

Total Futures Contracts				$(3,744)	$10,620	$(12,560)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
											Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%		EUR	2,180	$36	$(10)	$26	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454			900	2	(1)	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.393	$		1,200	(29)	38	9	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986			2,400	(133)	135	2	1	0

								$(124)	$162	$38	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$		10,426	$(582)	$(239)	$(821)	$0	$(20)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024			74,943	(5,450)	48	(5,402)	0	(171)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024			1,500	(101)	(2)	(103)	1	0
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021		EUR	33,200	(582)	(93)	(675)	0	(7)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022			60,500	(1,758)	223	(1,535)	0	(13)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024			15,300	(388)	(7)	(395)	0	(4)

							$(8,861)	$(70)	$(8,931)	$1	$(215)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$		23,200	$50	$(2,753)	$(2,703)	$66	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047			4,700	11	(1,044)	(1,033)	14	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047			11,071	57	(2,624)	(2,567)	34	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047			5,130	13	(1,229)	(1,216)	16	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028		NZD	29,700	91	(3,340)	(3,249)	0	(64)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$		36,800	256	759	1,015	0	(8)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022			290,800	366	7,662	8,028	0	(64)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023			214,000	(8,267)	12,948	4,681	0	(46)
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023			31,500	0	1,670	1,670	1	0
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023			26,000	0	1,389	1,389	1	0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023			26,200	0	1,422	1,422	0	(4)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023			53,700	(432)	2,922	2,490	0	(11)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023			130,800	(882)	8,394	7,512	0	(43)
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026			285,600	(2,104)	(10,749)	(12,853)	41	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.850%	Semi-Annual	07/27/2026	$		32,250	$(51)	$(539)	$(590)	$2	$0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026			165,300	3,493	(7,686)	(4,193)	8	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026			6,900	78	(377)	(299)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026			8,400	(213)	44	(169)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026			5,100	(130)	29	(101)	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027			900	77	(78)	(1)	0	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029			297,900	698	(2,136)	(1,438)	20	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046			36,000	3,854	(8,335)	(4,481)	0	(56)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047			17,060	859	(5,029)	(4,170)	0	(25)
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048			800	80	(164)	(84)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048			9,850	1,175	(3,032)	(1,857)	0	(14)
Receive	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048			11,000	0	(3,337)	(3,337)	0	(18)
Receive	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048			4,500	0	(1,347)	(1,347)	0	(7)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049			20,600	(82)	(2,567)	(2,649)	0	(28)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050			5,500	(40)	(337)	(377)	0	(7)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050			3,000	(43)	109	66	0	(4)
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050			29,500	(174)	(71)	(245)	0	(40)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050			59,900	539	762	1,301	0	(80)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050			9,700	(29)	(1,221)	(1,250)	0	(12)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		GBP	13,950	145	(333)	(188)	0	(57)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		JPY	2,495,000	(45)	(702)	(747)	40	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028			568,470	(11)	(164)	(175)	10	0
Pay	CPTFEMU	1.168	Maturity	03/15/2024		EUR	14,510	39	201	240	0	(26)
Receive	CPTFEMU	1.710	Maturity	03/15/2033			5,200	(7)	(605)	(612)	0	(9)
Pay	CPTFEMU	1.946	Maturity	03/15/2048			840	7	260	267	4	0
Pay	CPTFEMU	1.945	Maturity	11/15/2048			1,040	0	337	337	11	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048			4,020	14	1,298	1,312	44	0
Receive	CPURNSA	2.130	Maturity	01/25/2020	$		20,600	0	(126)	(126)	0	(62)
Receive	CPURNSA	1.958	Maturity	03/20/2020			156,300	0	(214)	(214)	0	(283)
Receive	CPURNSA	2.027	Maturity	11/23/2020			25,800	0	(97)	(97)	0	(16)
Receive	CPURNSA	2.021	Maturity	11/25/2020			25,100	0	(92)	(92)	0	(16)
Receive	CPURNSA	1.875	Maturity	03/14/2021			29,200	0	(103)	(103)	0	(34)
Receive	CPURNSA	1.927	Maturity	03/18/2021			13,900	0	(62)	(62)	0	(16)
Receive	CPURNSA	1.816	Maturity	05/13/2021			52,400	0	(187)	(187)	0	(22)
Receive	CPURNSA	1.550	Maturity	07/26/2021			17,400	589	(287)	302	0	(6)
Receive	CPURNSA	1.445	Maturity	09/09/2021			43,780	0	40	40	0	(34)
Receive	CPURNSA	1.603	Maturity	09/12/2021			13,900	419	(242)	177	0	(12)
Receive	CPURNSA	1.592	Maturity	09/20/2021			51,800	(4)	(119)	(123)	0	(45)
Receive	CPURNSA	2.069	Maturity	07/15/2022			10,500	0	(144)	(144)	0	(10)
Receive	CPURNSA	2.500	Maturity	07/15/2022			11,100	(988)	(262)	(1,250)	0	(10)
Receive	CPURNSA	2.210	Maturity	02/05/2023			63,290	0	(1,677)	(1,677)	0	(78)
Receive	CPURNSA	2.263	Maturity	04/27/2023			13,380	(4)	(444)	(448)	0	(17)
Receive	CPURNSA	2.263	Maturity	05/09/2023			10,270	0	(340)	(340)	0	(14)
Receive	CPURNSA	2.281	Maturity	05/10/2023			15,760	0	(564)	(564)	0	(49)
Pay	CPURNSA	2.102	Maturity	07/20/2027			62,400	0	2,095	2,095	141	0
Pay	CPURNSA	2.122	Maturity	08/01/2027			62,400	0	2,195	2,195	138	0
Pay	CPURNSA	2.180	Maturity	09/20/2027			10,820	0	431	431	23	0
Pay	CPURNSA	2.150	Maturity	09/25/2027			10,500	0	381	381	23	0
Pay	CPURNSA	2.335	Maturity	02/05/2028			32,120	70	1,953	2,023	77	0
Pay	CPURNSA	2.353	Maturity	05/09/2028			10,270	0	697	697	24	0
Pay	CPURNSA	2.360	Maturity	05/09/2028			15,460	0	1,063	1,063	36	0
Pay	CPURNSA	2.364	Maturity	05/10/2028			15,760	0	1,089	1,089	37	0
Pay	CPURNSA	2.165	Maturity	04/16/2029			14,300	0	603	603	37	0
Pay	CPURNSA	1.954	Maturity	06/03/2029			32,350	0	698	698	86	0
Pay	CPURNSA	1.998	Maturity	07/25/2029			95,800	21	2,658	2,679	277	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020		EUR	2,890	0	(6)	(6)	0	(1)
Receive	FRCPXTOB	1.160	Maturity	08/15/2020			1,320	0	(13)	(13)	0	(1)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021			12,400	0	(196)	(196)	2	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024			10,510	(2)	(167)	(169)	0	(5)
Pay	FRCPXTOB	1.618	Maturity	07/15/2028			8,760	0	791	791	19	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038			5,600	16	1,170	1,186	31	0
Pay	UKRPI	3.595	Maturity	11/15/2028		GBP	1,570	0	(16)	(16)	2	0
Pay	UKRPI	3.633	Maturity	12/15/2028			2,300	0	(9)	(9)	2	0

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.325%	Maturity	08/15/2030	GBP	38,090	$248	$(1,838)	$(1,590)	$73	$0
Pay	UKRPI	3.140	Maturity	04/15/2031		11,100	(1,176)	(155)	(1,331)	27	0
Pay	UKRPI	3.100	Maturity	06/15/2031		30,400	(3,623)	(582)	(4,205)	80	0
Pay	UKRPI	3.530	Maturity	10/15/2031		860	23	(40)	(17)	3	0
Pay	UKRPI	3.470	Maturity	09/15/2032		37,570	(12)	(986)	(998)	133	0
Pay	UKRPI	3.500	Maturity	09/15/2033		1,130	1	(22)	(21)	4	0
Pay	UKRPI	3.579	Maturity	10/15/2033		4,530	0	49	49	24	0
Pay	UKRPI	3.572	Maturity	05/15/2034		1,190	0	(17)	(17)	6	0
Pay	UKRPI	3.600	Maturity	06/15/2039		14,040	(2)	702	700	97	0
Receive	UKRPI	3.427	Maturity	03/15/2047		2,200	114	(380)	(266)	0	(40)

							$(4,918)	$(12,365)	$(17,283)	$1,717	$(1,395)

Total Swap Agreements							$(13,903)	$(12,273)	$(26,176)	$1,719	$(1,610)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2,053	$10,620	$1,719	$14,392	$(1,343)	$(12,560)	$(1,613)	$(15,516)

(l)

Securities with an aggregate market value of $89,718 and cash of $8,786 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(3) for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	DKK	83,189		$12,776	$632	$0
	10/2019		$49,820	AUD	73,734	0	(53)
	10/2019		582	EUR	531	0	(3)
	10/2019		61,364	GBP	49,802	0	(130)
	10/2019		55,860	NZD	88,703	0	(314)
	11/2019	AUD	73,734		$49,875	51	0
	11/2019	GBP	49,802		61,447	131	0
	11/2019	NZD	88,703		55,902	315	0
	11/2019	TWD	150,629		4,803	0	(68)
BPS	10/2019	CLP	1,869,339		2,589	25	0
	10/2019	DKK	430,310		65,766	2,947	0
	10/2019	EUR	4,466		4,908	41	0
	10/2019	GBP	2,090		2,569	0	(1)
	10/2019	IDR	39,796,869		2,787	0	(19)
	10/2019	KRW	3,306,498		2,765	1	0
	10/2019	TRY	16,257		2,791	0	(81)
	10/2019		$2,576	CLP	1,869,339	0	(12)
	10/2019		14,519	EUR	13,134	0	(204)
	10/2019		2,728	KRW	3,306,498	36	0
	10/2019		5,580	PHP	291,595	45	0
	12/2019	SGD	17,998		$13,045	11	0
	12/2019		$26,386	IDR	380,408,839	183	0
BRC	10/2019	MXN	53,418		$2,745	38	0
	10/2019		$17,194	CAD	22,638	0	(107)
	10/2019		2,790	KRW	3,385,092	36	0
	10/2019		2,733	MXN	53,418	0	(37)
CBK	10/2019	DKK	173,819		$26,657	1,282	0
	10/2019	EUR	48,106		52,894	460	0
	10/2019	GBP	116,192		141,795	0	(1,069)
	10/2019	NZD	88,280		56,028	747	0
	10/2019	PEN	16,987		5,152	116	0
	10/2019		$23,841	EUR	21,666	0	(226)
	10/2019		90,836	GBP	72,414	0	(1,799)
	10/2019		5,009	PEN	16,987	27	0
	11/2019	COP	525,283		$155	5	0
	12/2019		$19	ILS	67	0	0
	01/2020	PEN	16,987		$4,989	0	(28)
DUB	10/2019		$2,764	MXN	54,131	0	(31)
GLM	10/2019	DKK	114,805		$17,624	864	0
	10/2019	EUR	114		126	2	0
	10/2019	MXN	294,592		15,108	197	0
	10/2019	PHP	146,067		2,820	2	0
	10/2019	TRY	16,136		2,791	0	(43)
	10/2019		$18,385	EUR	16,816	0	(56)
	10/2019		2,791	INR	200,338	36	0
	10/2019		2,791	PHP	146,067	27	0
	01/2020	DKK	798,205		$117,703	261	0
HUS	10/2019	AUD	73,734		$49,790	23	0
	10/2019	CAD	45,100		34,065	83	(60)
	10/2019	CLP	1,838,999		2,533	11	0

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	GBP	8,933		$10,907	$0	$(77)
	10/2019	IDR	39,526,142		2,795	12	0
	10/2019	TRY	32,283		5,556	0	(123)
	10/2019		$34	ARS	2,213	0	0
	10/2019		16,946	CAD	22,462	9	0
	10/2019		1,014	GBP	824	0	(1)
	10/2019		2,824	KRW	3,365,653	0	(16)
	10/2019		2,766	MXN	55,778	58	0
	10/2019		2,791	PHP	146,140	29	0
	11/2019	CAD	22,462		$16,955	0	(9)
	11/2019	TWD	484,006		15,460	0	(190)
	12/2019	KRW	29,044,326		23,960	0	(313)
	12/2019		$199	INR	14,585	6	0
JPM	10/2019	BRL	96,381		$23,144	0	(53)
	10/2019	CLP	1,877,227		2,626	50	0
	10/2019	IDR	118,615,323		8,350	22	(26)
	10/2019	MXN	433,795		22,143	187	0
	10/2019	TRY	4,332		752	0	(10)
	10/2019		$23,289	BRL	96,381	0	(92)
	10/2019		45,937	EUR	42,075	0	(78)
	10/2019		2,568	GBP	2,085	0	(5)
	10/2019		2,800	IDR	39,575,292	0	(12)
	10/2019		2,791	INR	198,624	12	0
	10/2019		2,785	MXN	54,830	0	(13)
	10/2019		12,860	ZAR	184,475	0	(689)
	11/2019	EUR	42,075		$46,050	76	0
	01/2020	BRL	18,446		4,795	380	0
	02/2020	PLN	436		111	2	0
RYL	10/2019	CLP	3,738,678		5,167	39	0
	10/2019		$12,973	CLP	9,301,461	0	(212)
	10/2019		2,663	MXN	53,418	44	0
	03/2020	CNH	2,657		$369	0	(2)
SCX	10/2019	BRL	96,381		23,289	92	0
	10/2019	EUR	42,544		47,213	843	0
	10/2019		$23,144	BRL	96,381	53	0
	11/2019	TWD	192,558		$6,153	0	(74)
	11/2019		$23,245	BRL	96,381	0	(101)
SOG	10/2019	GBP	1,008		$1,233	0	(7)
	10/2019	PHP	146,067		2,798	0	(20)
	10/2019		$5,616	PHP	292,134	22	(2)
SSB	10/2019	CLP	1,900,600		$2,659	52	0
	10/2019	NZD	423		270	5	0
UAG	10/2019	JPY	6,744,400		63,928	1,552	0
	10/2019		$62,575	JPY	6,744,400	0	(199)
	10/2019		24,317	RUB	1,574,130	0	(88)
	11/2019	JPY	4,447,200		$41,416	194	0
	12/2019		$476	CNY	3,403	0	0

Total Forward Foreign Currency Contracts						$12,374	$(6,753)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FBF	Put - OTC CDX.IG-32 5-Year Index	Buy	1.200%	10/16/2019	38,100	$4	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	03/10/2020	523,690	$744	$746
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	03/10/2020	540,970	768	770

							$1,512	$1,516

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	$72.500	10/03/2019	556,400	$22	$0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	76.000	10/03/2019	142,500	5	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	76.500	10/03/2019	128,400	5	0
JPM	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	119,000	5	0

					$37	$0

Total Purchased Options					$1,553	$1,516

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC Fuel Co. December 2020 Futures «	$13.000	12/31/2020	47	$(78)	$(12)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	24	(32)	(30)
GST	Call - OTC Fuel Co. December 2020 Futures «	14.500	12/31/2019	24	(55)	(9)
	Call - OTC Fuel Co. December 2020 Futures «	13.000	12/31/2020	80	(135)	(22)
	Call - OTC QS Co. December 2020 Futures «	18.000	12/31/2020	12	(29)	(35)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	24	(34)	(43)
JPM	Call - OTC QS Co. December 2020 Futures «	18.100	12/31/2020	43	(112)	(83)
	Call - OTC QS Co. December 2020 Futures «	20.000	12/31/2020	48	(81)	(57)

					$(556)	$(291)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	5,300	$(6)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	9,100	(13)	(2)
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	5,100	(7)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	3,100	(2)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	3,100	(4)	(4)
DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	6,500	(4)	(4)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	6,500	(10)	(8)
DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	8,800	(11)	(2)
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	7,000	(10)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	5,700	(7)	(1)

						$(74)	$(26)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	85,000	$(863)	$0
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	311,400	(2,786)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	32,600	(421)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	(1,429)	(35)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	109,200	(1,234)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	40,600	(749)	(7)

						$(7,661)	$(42)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404%	03/10/2020	18,595	$(129)	$(149)
BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	3,000	(84)	(55)
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	91,535	(648)	(732)
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	7,390	(51)	(59)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	9,000	(205)	(166)
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	200	(6)	(4)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	14,100	(351)	(657)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	106,400	(737)	(851)

							$(2,211)	$(2,673)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	344,200	$(267)	$(220)

Total Written Options						$(10,769)	$(3,252)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat December Futures	$4.805	Maturity	11/22/2019	200,000	$0	$(30)	$0	$(30)
	Pay	CBOT Wheat December Futures	5.038	Maturity	11/22/2019	205,000	0	16	16	0
	Receive	EURMARGIN 4Q19	6.080	Maturity	12/31/2019	8,700	0	(5)	0	(5)
	Receive	EURMARGIN CAL19	6.250	Maturity	12/31/2019	2,100	0	0	0	0
	Receive	EURMARGIN CAL20	10.000	Maturity	12/31/2020	109,404	(141)	(3)	0	(144)
	Pay	EXFUMARG 4Q19	11.080	Maturity	12/31/2019	30,600	0	(18)	0	(18)
	Receive	FUELCO 4Q19	16.150	Maturity	12/31/2019	2,583	0	(21)	0	(21)
	Pay	FUELCO 4Q19	13.500	Maturity	12/31/2019	20,400	(5)	227	222	0
	Receive	PLATGOLD F0	598.750	Maturity	01/08/2020	14,500	0	198	198	0
CBK	Receive	KCBT Wheat December Futures	4.350	Maturity	11/22/2019	135,000	0	(27)	0	(27)
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	36,000	2	13	15	0
	Receive	MEHMID CAL20	1.840	Maturity	12/31/2021	76,800	(1)	(14)	0	(15)
GST	Receive	CBOT Corn December Futures	398.750	Maturity	11/22/2019	135,000	0	(15)	0	(15)
	Receive	CBOT Corn December Futures	402.250	Maturity	11/22/2019	590,000	0	(84)	0	(84)
	Receive	CBOT Corn December Futures	403.250	Maturity	11/22/2019	290,000	0	(44)	0	(44)
	Pay	CBOT Wheat December Futures	4.740	Maturity	11/22/2019	245,000	0	(53)	0	(53)
	Pay	CBOT Wheat December Futures	4.830	Maturity	11/22/2019	300,000	0	(38)	0	(38)
	Pay	CBOT Wheat December Futures	4.910	Maturity	11/22/2019	150,000	0	(7)	0	(7)
	Pay	CBOT Wheat December Futures	4.980	Maturity	11/22/2019	100,000	0	2	2	0
	Pay	CBOT Wheat December Futures	5.030	Maturity	11/22/2019	150,000	0	11	11	0
	Pay	CBOT Wheat December Futures	5.038	Maturity	11/22/2019	120,000	0	10	10	0
	Pay	CBOT Wheat December Futures	5.560	Maturity	11/22/2019	45,000	0	27	27	0
	Receive	CLCO CAL19	5.300	Maturity	12/31/2019	12,600	1	5	6	0
	Pay	Cotton No. 2 December Futures	73.580	Maturity	11/08/2019	4,750,000	0	604	604	0
	Pay	EBOBFUEL 4Q19	26.450	Maturity	12/31/2019	10,500	0	(33)	0	(33)
	Receive	EBOBFUEL CAL20	21.600	Maturity	12/31/2020	26,400	0	218	218	0
	Receive	EURMARGIN CAL19	7.050	Maturity	12/31/2019	23,100	(4)	(15)	0	(19)
	Receive	EURMARGIN CAL20	8.550	Maturity	12/31/2020	78,000	(5)	14	9	0
	Receive	EUROBOBCO CAL20	6.150	Maturity	12/31/2020	12,000	0	6	6	0
	Receive	KCBT Wheat December Futures	4.020	Maturity	11/22/2019	130,000	0	17	17	0
	Receive	KCBT Wheat December Futures	4.335	Maturity	11/22/2019	130,000	0	(24)	0	(24)
	Receive	KCBT Wheat December Futures	4.915	Maturity	11/22/2019	100,000	0	(76)	0	(76)
	Pay	MARSDUB 2H19	3.725	Maturity	12/31/2019	6,000	0	(4)	0	(4)
	Receive	MEHCL CAL19	2.650	Maturity	12/31/2019	8,400	(3)	2	0	(1)
	Receive	MEHDUB CAL20	0.750	Maturity	12/31/2020	7,200	0	6	6	0
	Receive	Options on KCBT Wheat December Futures	0.695	Maturity	11/22/2019	205,000	0	(23)	0	(23)

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	CBOT Soybean November Futures	$948.000	Maturity	10/25/2019	250,000	$0	$105	$105	$0
	Pay	CBOT Soybean November Futures	953.688	Maturity	10/25/2019	290,000	0	138	138	0
	Pay	CBOT Wheat December Futures	4.884	Maturity	11/22/2019	70,000	0	(5)	0	(5)
	Pay	CBOT Wheat December Futures	4.910	Maturity	11/22/2019	75,000	0	(4)	0	(4)
	Pay	CBOT Wheat December Futures	5.040	Maturity	11/22/2019	140,000	0	11	11	0
	Pay	Cotton No. 2 December Futures	63.200	Maturity	11/08/2019	3,350,000	0	79	79	0
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	20,400	0	162	162	0
	Receive	EURMARGIN 4Q19	5.350	Maturity	12/31/2019	10,800	0	2	2	0
	Receive	EURMARGIN CAL19	6.750	Maturity	12/31/2019	7,200	(3)	(1)	0	(4)
	Receive	EURMARGIN CAL20	8.750	Maturity	12/31/2020	16,800	0	(1)	0	(1)
	Receive	EURMARGIN CAL20	8.980	Maturity	12/31/2020	996	0	0	0	0
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	18,000	0	(22)	0	(22)
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	24,000	(11)	8	0	(3)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	10,800	(3)	(18)	0	(21)
	Pay	FUELCO 4Q19	13.000	Maturity	12/31/2019	5,400	0	61	61	0
	Receive	KCBT Wheat December Futures	4.485	Maturity	11/22/2019	65,000	0	(22)	0	(22)
	Receive	KCBT Wheat December Futures	4.500	Maturity	11/22/2019	65,000	0	(23)	0	(23)
	Receive	KCBT Wheat December Futures	4.533	Maturity	11/22/2019	65,000	0	(25)	0	(25)
	Receive	KCBT Wheat December Futures	4.568	Maturity	11/22/2019	70,000	0	(29)	0	(29)
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	14,400	0	10	10	0
	Receive	MARSDUB 2H19	5.650	Maturity	12/31/2019	6,000	0	16	16	0
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	12,000	0	5	5	0
MAC	Receive	CLCO CAL19	5.380	Maturity	12/31/2019	10,200	(2)	8	6	0
	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	20,400	0	159	159	0
	Receive	EURMARGIN 2H19	6.960	Maturity	12/31/2019	2,400	0	(2)	0	(2)
	Receive	EURMARGIN 2Q4Q19	6.630	Maturity	12/31/2019	13,200	0	(5)	0	(5)
	Receive	EURMARGIN 4Q19	5.400	Maturity	12/31/2019	8,100	0	1	1	0
	Receive	EURMARGIN CAL19	6.710	Maturity	12/31/2019	2,100	0	(1)	0	(1)
	Receive	EURMARGIN CAL19	8.500	Maturity	12/31/2019	900	0	0	0	0
	Receive	EURMARGIN CAL20	8.500	Maturity	12/31/2020	42,000	0	7	7	0
	Receive	EURMARGIN CAL20	8.950	Maturity	12/31/2020	21,600	0	(6)	0	(6)
	Receive	EUROBOBCO CAL20	6.700	Maturity	12/31/2020	12,000	0	0	0	0
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	10,800	0	8	8	0
	Receive	KCBT Wheat December Futures	4.380	Maturity	11/22/2019	150,000	0	(34)	0	(34)
	Receive	LLSDUB CAL20	0.300	Maturity	12/31/2020	7,200	0	6	6	0
	Receive	MEHCL CAL19	2.700	Maturity	12/31/2019	6,800	0	(1)	0	(1)
	Receive	MEHDUB CAL20	0.700	Maturity	12/31/2020	24,000	5	14	19	0
MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	16,080	0	135	135	0
	Receive	EURMARGIN 2H19	6.870	Maturity	12/31/2019	4,800	0	(3)	0	(3)
	Receive	EURMARGIN 2H19	6.970	Maturity	12/31/2019	4,800	0	(4)	0	(4)
	Receive	EURMARGIN 2H19	7.150	Maturity	12/31/2019	4,800	0	(5)	0	(5)
	Receive	EURMARGIN 2Q4Q19	6.580	Maturity	12/31/2019	1,200	0	0	0	0
	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	10,500	0	(5)	0	(5)
	Receive	EURMARGIN 4Q19	6.060	Maturity	12/31/2019	24,300	0	(13)	0	(13)
	Receive	EURMARGIN CAL19	8.920	Maturity	12/31/2019	9,600	0	(5)	0	(5)
	Receive	EURMARGIN CAL20	8.520	Maturity	12/31/2020	16,800	0	2	2	0
	Receive	EURMARGIN CAL20	8.580	Maturity	12/31/2020	262,800	0	21	21	0
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	9,600	0	(2)	0	(2)
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	9,600	0	(12)	0	(12)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	EUROBOBCO CAL20	$8.220	Maturity	12/31/2020	24,000	$0	$(37)	$0	$(37)
	Receive	EUROBOBCO CAL21	4.970	Maturity	12/31/2021	7,200	0	5	5	0
	Receive	EUROBOBCO CAL21	5.250	Maturity	12/31/2021	1,200	0	0	0	0
	Receive	EUROBOBCO CAL21	5.350	Maturity	12/31/2021	12,000	0	4	4	0
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	10,800	0	1	1	0
	Receive	EUROBOBCO CAL21	5.800	Maturity	12/31/2021	8,400	0	(1)	0	(1)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	7,200	0	(14)	0	(14)
	Pay	EXFUMARG 4Q19	11.150	Maturity	12/31/2019	30,600	0	(16)	0	(16)
	Pay	EXFUMARG 4Q19	11.220	Maturity	12/31/2019	2,400	0	(1)	0	(1)
	Receive	MEHCO CAL20	3.000	Maturity	12/31/2020	12,000	0	4	4	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	12,000	0	5	5	0

							$(170)	$1,502	$2,339	$(1,007)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(6)	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.923%	$700	$6	$(8)	$0	$(2)
BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	7,900	77	(104)	0	(27)
BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	12,800	120	(164)	0	(44)
HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	13,600	124	(171)	0	(47)

							$327	$(447)	$0	$(120)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(6)	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.442%	$22,100	$59	$6	$65	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.998%	Annual	06/20/2028	ILS	10,600	$0	$337	$337	$0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		43,850	0	(28)	0	(28)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		9,430	0	289	289	0
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		81,010	1	(42)	0	(41)
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		54,680	0	(26)	0	(26)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		33,870	2	(24)	0	(22)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		17,060	(1)	558	557	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		860	0	26	26	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		7,240	0	230	230	0
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		27,220	0	(17)	0	(17)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		5,820	0	185	185	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		41,810	0	(33)	0	(33)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		8,920	0	302	302	0

								$2	$1,757	$1,926	$(167)

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	BCOMTR Index	860,348	1.960% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	$	148,199	$0	$(6,599)	$0	$(6,599)
	Receive	BCOMTR1 Index	3,208,790	1.980% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		240,788	0	(10,724)	0	(10,724)
CBK	Receive	BCOMTR Index	1,709,976	1.960% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		294,550	0	(13,115)	0	(13,115)
	Receive	CIXBSTR3 Index	942,831	1.990% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		175,335	0	(7,789)	0	(7,789)
	Receive	CIXBXMB2 Index	869,429	0.170%	Monthly	02/14/2020		97,206	0	180	180	0
CIB	Receive	BCOMSK2 Index	202,946	0.200%	Monthly	02/14/2020		30,786	0	(3,461)	0	(3,461)
	Receive	PIMCODB Index(12)	721,305	0.000%	Monthly	02/14/2020		75,500	0	(4,895)	0	(4,895)
FBF	Receive	BCOMSK3 Index	207,661	0.180%	Monthly	02/14/2020		29,193	0	(3,283)	0	(3,283)
	Receive	BCOMTR Index	1,629,363	1.940% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		280,664	0	(12,495)	0	(12,495)
GST	Receive	BCOMF1T Index	1,125,459	1.980% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		381,838	0	(15,931)	0	(15,931)
	Receive	BCOMTR Index	1,537,236	1.970% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		264,795	(197)	(11,595)	0	(11,792)
	Receive	BCOMTR1 Index	1,241,015	1.980% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		228,971	0	(10,198)	0	(10,198)
	Receive	BCOMTR2Index	689,371	1.980% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		118,946	0	(5,303)	0	(5,303)
	Receive	CMDSKEWLS Index(13)	243,869	0.250%	Monthly	02/14/2020		54,388	0	(6,108)	0	(6,108)
JPM	Pay	BCOMTR Index	1,839,897	1.970% (3-Month U.S. Treasury Bill rate)	Monthly	01/15/2020		316,930	0	14,113	14,113	0
	Receive	JMABCT3E Index(14)	452,830	0.150%	Monthly	02/14/2020		52,007	0	21	21	0
	Receive	JMABDEWE Index(15)	94,548	0.300%	Monthly	02/14/2020		108,269	0	(1,349)	0	(1,349)
	Receive	JMABFNJ2 Index	67,383	0.000%	Monthly	02/14/2020		6,557	0	(58)	0	(58)
	Receive	JMABNIC2 Index(16)	342,066	0.170%	Monthly	02/14/2020		149,469	0	(6,298)	0	(6,298)
MAC	Receive	BCOMSK1 Index	197,591	0.170%	Monthly	02/14/2020		30,155	0	(3,386)	0	(3,386)
	Receive	BCOMSK4 Index	197,515	0.170%	Monthly	02/14/2020		25,015	0	(2,813)	0	(2,813)
	Receive	BCOMTR1 Index	1,362,754	1.970% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020		107,563	0	0	0	0
	Receive	BCOMTR2 Index	2,714,376	1.970% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		246,537	0	(10,978)	0	(10,978)
	Receive	PIMCODB Index	103,013	0.000%	Monthly	02/14/2020		10,781	0	(699)	0	(699)
MEI	Receive	BCOMTR Index	477,734	1.960% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		82,292	0	(3,664)	0	(3,664)
	Receive	BCOMTR1 Index	412,167	1.960% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		56,120	0	(2,499)	0	(2,499)
	Receive	BCOMTR2 Index	2,887,831	1.960% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		369,264	0	(16,257)	0	(16,257)
MYC	Receive	BCOMTR Index	605,173	1.950% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		104,244	0	(4,641)	0	(4,641)
	Receive	BCOMTR1 Index	1,747,155	1.990% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020		333,328	0	(14,846)	0	(14,846)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RBC	Receive	RBCAEC0T Index(17)	1,140,832	1.940% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	66,999	$0	$(2,977)	$0	$(2,977)
	Receive	RBCAECP0 Index(18)	1,125,534	1.940% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	64,482	0	(2,865)	0	(2,865)
	Receive	RBCAECR1 Index	303,641	1.950% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	22,377	0	(928)	0	(928)
	Receive	RBCAECT0 Index	4,230,828	1.940% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	244,337	0	(10,856)	0	(10,856)
SOG	Receive	BCOMTR2 Index	3,306,863	1.980% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	206,704	0	(9,205)	0	(9,205)
UAG	Receive	BCOMTR Index	300,310	1.920% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	51,730	0	(2,303)	0	(2,303)

								$(197)	$(193,804)	$14,314	$(208,315)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.300%	Maturity	10/04/2019	$	66,500	$0	$(345)	$0	$(345)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.280%	Maturity	10/09/2019		21,400	0	(232)	0	(232)
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.270%	Maturity	10/15/2019		48,100	0	(535)	0	(535)
JPM	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.230%	Maturity	10/18/2019		12,900	0	(109)	0	(109)
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.330%	Maturity	10/10/2019		75,000	0	(179)	0	(179)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.170%	Maturity	10/11/2019		390,000	0	0	0	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.310%	Maturity	10/15/2019		50,000	0	29	29	0

									$0	$(1,371)	$29	$(1,400)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(10)	7.023%	Maturity	07/29/2020	$16,068	$0	$826	$826	$0
JPM	Receive	GOLDLNPM Index(10)	3.861	Maturity	07/29/2020	14,351	0	(335)	0	(335)
	Receive	GOLDLNPM Index(10)	3.976	Maturity	07/29/2020	1,717	0	(42)	0	(42)
MYC	Pay	GOLDLNPM Index(10)	3.063	Maturity	10/08/2019	4,943	0	88	88	0
	Pay	GOLDLNPM Index(10)	1.960	Maturity	05/12/2020	2,893	0	10	10	0
	Receive	SLVRLND Index(10)	7.023	Maturity	10/08/2019	3,264	0	(125)	0	(125)
	Receive	SLVRLND Index(10)	4.580	Maturity	05/12/2020	1,892	0	(10)	0	(10)
SOG	Pay	GOLDLNPM Index(10)	1.782	Maturity	06/08/2020	2,434	0	2	2	0
	Receive	SLVRLND Index(10)	4.410	Maturity	06/08/2020	1,548	0	(2)	0	(2)

							$0	$412	$926	$(514)

Total Swap Agreements							$21	$(191,945)	$19,599	$(211,523)

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(11)
BOA	$1,129	$746	$337	$2,212	$(568)	$(151)	$(2)	$(721)	$1,491	$(1,390)	$101
BPS	3,289	0	436	3,725	(317)	(49)	(18,145)	(18,511)	(14,786)	11,568	(3,218)
BRC	74	0	289	363	(144)	(55)	(72)	(271)	92	(200)	(108)
CBK	2,637	0	195	2,832	(3,122)	(732)	(20,946)	(24,800)	(21,968)	21,306	(662)
CIB	0	0	0	0	0	0	(8,356)	(8,356)	(8,356)	6,420	(1,936)
DBL	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
DUB	0	770	0	770	(31)	(227)	0	(258)	512	(1,300)	(788)
FBF	0	0	0	0	0	0	(15,778)	(15,778)	(15,778)	13,473	(2,305)
GLM	1,389	0	813	2,202	(99)	(696)	(624)	(1,419)	783	(1,690)	(907)
GST	0	0	1,742	1,742	0	(112)	(49,753)	(49,865)	(48,123)	40,249	(7,874)
HUS	231	0	250	481	(789)	0	(64)	(853)	(372)	254	(118)
JPM	729	0	15,025	15,754	(978)	(147)	(8,383)	(9,508)	6,246	(6,300)	(54)
MAC	0	0	206	206	0	0	(17,925)	(17,925)	(17,719)	18,817	1,098
MEI	0	0	0	0	0	0	(22,420)	(22,420)	(22,420)	19,542	(2,878)
MYC	0	0	304	304	0	(1,071)	(19,919)	(20,990)	(20,686)	6,319	(14,367)
RBC	0	0	0	0	0	0	(17,626)	(17,626)	(17,626)	14,989	(2,637)
RYL	83	0	0	83	(214)	0	0	(214)	(131)	(170)	(301)
SCX	988	0	0	988	(175)	0	0	(175)	813	(580)	233
SOG	22	0	2	24	(29)	0	(9,207)	(9,236)	(9,212)	7,976	(1,236)
SSB	57	0	0	57	0	0	0	0	57	0	57
UAG	1,746	0	0	1,746	(287)	0	(2,303)	(2,590)	(844)	681	(163)

Total Over the Counter	$12,374	$1,516	$19,599	$33,489	$(6,753)	$(3,252)	$(211,523)	$(221,528)

(n)

Securities with an aggregate market value of $176,064 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)	Variance Swap
(11)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information.

(12)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2021 Futures	2.0%	$1,503
Arabica Coffee December 2019 Futures	1.0	775
Brent Crude January 2020 Futures	7.3	5,495
Brent Crude March 2020 Futures	3.3	2,516
Cocoa December 2019 Futures	0.2	138
Cocoa March 2020 Futures	4.7	3,545
Copper December 2019 Futures	0.4	339
Corn December 2019 Futures	1.0	739
Cotton No. 02 December 2019 Futures	0.4	278
Gas Oil March 2020 Futures	6.8	5,119
Gas Oil November 2019 Futures	2.2	1,629
Gold 100 oz. December 2019 Futures	3.2	2,430
Gold 100 oz. February 2020 Futures	12.3	9,293
Hard Red Winter Wheat December 2019 Futures	0.6	439
Lead March 2020 Futures	0.8	641
Live Cattle December 2019 Futures	1.6	1,192
New York Harbor ULSD March 2020 Futures	4.6	3,479
New York Harbor ULSD November 2019 Futures	5.5	4,191
Nickel March 2020 Futures	5.7	4,302
NYMEX - Natural Gas March 2022 Futures	2.1	1,582

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas November 2021 Futures	3.4%	$2,553
RBOB Gasoline March 2020 Futures	5.2	3,904
RBOB Gasoline November 2019 Futures	4.9	3,735
Silver December 2019 Futures	2.5	1,932
Silver March 2020 Futures	5.0	3,780
Soybean Meal December 2019 Futures	0.2	144
Soybean Oil December 2019 Futures	0.8	569
Soybean Oil March 2020 Futures	3.2	2,406
Soybeans November 2019 Futures	0.6	436
Sugar No. 11 March 2020 Futures	0.9	704
Wheat December 2019 Futures	0.8	587
Wheat March 2020 Futures	1.8	1,388
WTI Crude March 2020 Futures	2.4	1,790
WTI Crude November 2019 Futures	7.4	5,595
Zinc March 2020 Futures	3.6	2,726
Zinc November 2019 Futures	2.9	2,163

Total Long Futures Contracts		$84,037

Cash	(11.3)%	$(8,537)

Total Notional Amount		$75,500

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

(13)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2019 Futures	8.7%	$4,753
Gas Oil November 2019 Futures	1.5	825
New York Harbor ULSD November 2019 Futures	6.1	3,314
RBOB Gasoline November 2019 Futures	6.2	3,394
WTI Crude November 2019 Futures	9.2	5,027

Total Long Futures Contracts		$17,313

Cash	34.0%	$18,495

		$35,808

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Arabica Coffee December 2019 Futures	1.2%	$632
Copper December 2019 Futures	5.0	2,739
Corn December 2019 Futures	2.9	1,550
Cotton No. 02 December 2019 Futures	0.6	308
Gold 100 oz. December 2019 Futures	4.9	2,668
Hard Red Winter Wheat December 2019 Futures	0.5	277
Silver December 2019 Futures	1.2	631
Soybean Meal December 2019 Futures	1.5	834
Soybean Oil December 2019 Futures	1.5	820
Soybeans November 2019 Futures	5.4	2,939
Sugar No. 11 March 2020 Futures	6.8	3,690
Wheat December 2019 Futures	2.8	1,492

Total Short Futures Contracts		$18,580

		$54,388

(14)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Soybean Oil January 2020 Futures	2.8%	$1,454

Total Long Futures Contracts		$1,454

Cash	94.4%	$49,099

		$50,553

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Soybean Oil December 2019 Futures	2.8%	$1,454

Total Short Futures Contracts		$1,454

		$52,007

(15)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2019 Futures	10.0%	$10,822
LME - Copper November 2021 Futures	2.3	2,507
Nickel November 2019 Futures	2.3	2,505
RBOB Gasoline November 2019 Futures	4.4	4,749
Soybean Meal December 2019 Futures	6.0	6,440
Soybeans November 2019 Futures	8.3	8,921

Total Long Futures Contracts		$35,944

Cash	33.3%	$36,076

		$72,020

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2021 Futures	2.3%	$2,503
Arabica Coffee December 2019 Futures	1.2	1,324
Cocoa December 2019 Futures	1.2	1,299
Corn December 2019 Futures	6.1	6,594
ICE - Natural Gas November 2019 Futures	2.1	2,291
Lean Hogs December 2019 Futures	1.3	1,376
New York Harbor ULSD November 2019 Futures	8.8	9,546
NYMEX - Natural Gas November 2021 Futures	2.1	2,273
Wheat December 2019 Futures	5.9	6,424
Zinc November 2019 Futures	2.4	2,619

Total Short Futures Contracts		$36,249

		$108,269

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(16)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude November 2019 Futures	13.9%	$20,713
Copper December 2019 Futures	9.7	14,579
Gas Oil November 2019 Futures	5.7	8,549
Gold 100 oz. December 2019 Futures	14.8	22,167
Lean Hogs October 2019 Futures	1.1	1,640
Live Cattle October 2019 Futures	1.8	2,767
New York Harbor ULSD November 2019 Futures	5.7	8,491
Nickel November 2019 Futures	9.5	14,219
RBOB Gasoline November 2019 Futures	8.0	12,027

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Silver December 2019 Futures	4.5%	$6,678
Soybean Meal December 2019 Futures	6.9	10,272
Soybeans November 2019 Futures	16.4	24,467
Sugar No. 11 October 2019 Futures	1.9	2,840

Total Long Futures Contracts		$149,409

Cash	0.1%	60

Total Notional Amount		$149,469

(17)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2021 Futures	3.9%	$2,643
Arabica Coffee December 2019 Futures	2.4	1,601
Brent Crude January 2020 Futures	7.3	4,915
Copper December 2019 Futures	7.0	4,696
Corn December 2019 Futures	5.9	3,925
Cotton No. 02 December 2019 Futures	1.2	779
Gas Oil November 2019 Futures	2.8	1,859
Gold 100 oz. December 2019 Futures	13.7	9,174
Hard Red Winter Wheat December 2019 Futures	1.0	701
Lean Hogs December 2019 Futures	2.1	1,423
Live Cattle December 2019 Futures	3.5	2,404
New York Harbor ULSD November 2019 Futures	2.3	1,518
Nickel November 2019 Futures	4.1	2,731
NYMEX - Natural Gas November 2021 Futures	6.6	4,436

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2019 Futures	2.6%	$1,742
Silver December 2019 Futures	4.1	2,753
Soybean Meal December 2019 Futures	3.2	2,111
Soybean Oil December 2019 Futures	3.1	2,078
Soybeans November 2019 Futures	5.8	3,876
Sugar No. 11 March 2020 Futures	3.1	2,066
Wheat December 2019 Futures	3.0	1,977
WTI Crude November 2019 Futures	8.3	5,566
Zinc November 2019 Futures	3.0	2,025

Total Long Futures Contracts		$66,999

Total Notional Amount		$66,999

(18)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Soybean Oil December 2019 Futures	3.1%	$2,000
Corn December 2019 Futures	5.8	3,777
WTI Crude November 2019 Futures	8.3	5,357
Brent Crude January 2020 Futures	7.3	4,730
Cotton No. 02 December 2019 Futures	1.2	750
Gold 100 oz. December 2019 Futures	13.7	8,830
Copper December 2019 Futures	7.0	4,520
New York Harbor ULSD November 2019 Futures	2.3	1,461
Arabica Coffee December 2019 Futures	2.4	1,541
Hard Red Winter Wheat December 2019 Futures	1.0	674
Aluminum November 2021 Futures	3.9	2,544
Live Cattle December 2019 Futures	3.6	2,313
Lean Hogs December 2019 Futures	2.1	1,370
Nickel November 2019 Futures	4.1	2,629

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Zinc November 2019 Futures	3.0%	$1,949
NYMEX - Natural Gas November 2021 Futures	6.6	4,270
Gas Oil November 2019 Futures	2.8	1,789
Soybeans November 2019 Futures	5.8	3,730
Sugar No. 11 March 2020 Futures	3.1	1,988
Silver December 2019 Futures	4.1	2,649
Soybean Meal December 2019 Futures	3.2	2,032
Wheat December 2019 Futures	3.0	1,903
RBOB Gasoline November 2019 Futures	2.6	1,676

Total Long Futures Contracts		$64,482

Total Notional Amount		$64,482

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$2,048	$0	$0	$0	$5	$2,053
Futures	9,362	0	0	0	1,258	10,620
Swap Agreements	0	2	0	0	1,717	1,719

	$11,410	$2	$0	$0	$2,980	$14,392

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,374	$0	$12,374
Purchased Options	0	0	0	0	1,516	1,516
Swap Agreements	17,579	65	0	0	1,955	19,599

	$17,579	$65	$0	$12,374	$3,471	$33,489

	$28,989	$67	$0	$12,374	$6,451	$47,881

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,343	$0	$0	$0	$0	$1,343
Futures	11,258	0	0	0	1,302	12,560
Swap Agreements	0	218	0	0	1,395	1,613

	$12,601	$218	$0	$0	$2,697	$15,516

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,753	$0	$6,753
Written Options	291	26	0	0	2,935	3,252
Swap Agreements	209,836	120	0	0	1,567	211,523

	$210,127	$146	$0	$6,753	$4,502	$221,528

	$222,728	$364	$0	$6,753	$7,199	$237,044

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(165)	$0	$0	$0	$(127)	$(292)
Written Options	902	0	0	0	183	1,085
Futures	(15,406)	0	0	0	(56,836)	(72,242)
Swap Agreements	0	(1,469)	0	0	(48,771)	(50,240)

	$(14,669)	$(1,469)	$0	$0	$(105,551)	$(121,689)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,686	$0	$24,686
Purchased Options	0	(40)	0	0	17,712	17,672
Written Options	100	435	0	0	(13,992)	(13,457)
Swap Agreements	(40,813)	(273)	0	0	4,420	(36,666)

	$(40,713)	$122	$0	$24,686	$8,140	$(7,765)

	$(55,382)	$(1,347)	$0	$24,686	$(97,411)	$(129,454)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$7	$0	$0	$0	$8	$15
Written Options	725	0	0	0	(28)	697
Futures	(2,781)	0	0	0	17,209	14,428
Swap Agreements	0	200	0	0	(6,941)	(6,741)

	$(2,049)	$200	$0	$0	$10,248	$8,399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$760	$0	$760
Purchased Options	0	33	0	0	(1,857)	(1,824)
Written Options	262	(124)	0	0	1,330	1,468
Swap Agreements	(163,638)	(155)	0	0	629	(163,164)

	$(163,376)	$(246)	$0	$760	$102	$(162,760)

	$(165,425)	$(46)	$0	$760	$10,350	$(154,361)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$300,483	$0	$300,483
Industrials	0	23,536	0	23,536
Specialty Finance	0	15,813	0	15,813
Utilities	0	35,015	0	35,015
U.S. Government Agencies	0	904,117	0	904,117
U.S. Treasury Obligations	0	3,665,079	0	3,665,079
Non-Agency Mortgage-Backed Securities	0	175,429	0	175,429
Asset-Backed Securities	0	267,090	0	267,090
Sovereign Issues	0	460,146	0	460,146
Short-Term Instruments
Repurchase Agreements	0	257,581	0	257,581
Argentina Treasury Bills	0	134	0	134
U.S. Treasury Bills	0	74,720	0	74,720
	$0	$6,179,143	$0	$6,179,143

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$48,984	$0	$0	$48,984
Total Investments	$48,984	$6,179,143	$0	$6,228,127

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,052)	$0	$(2,052)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$12,668	$1,724	$0	$14,392
Over the counter	0	33,489	0	33,489
	$12,668	$35,213	$0	$47,881

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(13,903)	(1,610)	0	(15,513)
Over the counter	0	(221,237)	(291)	(221,528)
	$(13,903)	$(222,847)	$(291)	$(237,041)
Total Financial Derivative Instruments	$(1,235)	$(187,634)	$(291)	$(189,160)
Totals	$47,749	$5,989,457	$(291)	$6,036,915

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Notes to Financial Statements (Cont.)

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Notes to Financial Statements (Cont.)

determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

64	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Notes to Financial Statements (Cont.)

Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$111,433	$1,521,633	$(1,584,100)	$29	$(11)	$48,984	$632	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined

66	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Notes to Financial Statements (Cont.)

of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

68	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements   Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements (Cont.)

Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

70	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements (Cont.)

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

72	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Notes to Financial Statements (Cont.)

Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

74	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Notes to Financial Statements (Cont.)

use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

76	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Notes to Financial Statements (Cont.)

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Notes to Financial Statements (Cont.)

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a

80	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Notes to Financial Statements (Cont.)

prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

82	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Notes to Financial Statements (Cont.)

approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the amount was $3,929,061. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or

84	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$0	$1,612

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$9,019,299	$10,273,327	$500,022	$394,957

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	58,898	$347,302	183,731	$1,152,442

I-2	9,109	53,494	49,733	322,734

I-3	64	370	1,251	8,032	(a)

Administrative Class	1,319	7,573	2,751	17,223

Class A	5,301	30,219	12,671	78,791

Class C	179	968	953	5,606

Class R	333	1,838	837	5,043

Issued as reinvestment of distributions

Institutional Class	17,898	102,195	41,148	255,197

I-2	1,249	7,120	3,921	24,648

I-3	11	65	30	181	(a)

Administrative Class	229	1,279	547	3,354

Class A	1,377	7,657	3,253	19,783

Class C	124	651	335	1,937

Class R	139	756	304	1,805

Cost of shares redeemed

Institutional Class	(238,048)	(1,389,899)	(268,840)	(1,670,591)

I-2	(11,436)	(66,776)	(81,703)	(512,092)

I-3	(294)	(1,752)	(689)	(4,121	)(a)

Administrative Class	(2,723)	(15,715)	(6,134)	(38,470)

Class A	(12,081)	(69,708)	(30,670)	(188,451)

Class C	(1,715)	(9,294)	(3,439)	(19,777)

Class R	(847)	(4,716)	(2,106)	(12,650)

Net increase (decrease) resulting from Fund share transactions	(170,914)	$(996,373)	(92,116)	$(549,376)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum

86	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary, LLC as of period end represented 26.9% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Notes to Financial Statements (Cont.)

reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn Strategy Fund®	$149,247	$419,634

†	A zero balance may reflect actual amounts rounding to less than one thousand.

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2019

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$6,273,224	$209,340	$(473,738)	$(264,398)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOM	Bank of Montreal	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MAC	Macquarie Bank Limited
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
CIB	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
DBL	Deutsche Bank AG London	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RDR	RBC Capital Markets LLC
FAR	Wells Fargo Bank National Association	RYL	Royal Bank of Scotland PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GRE	RBS Securities, Inc.	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter
KCBT	Kansas City Board of Trade

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	GOLDLNPM	London Gold Market Fixing Ltd. PM
BADLARPP	Argentina Badlar Floating Rate Notes	ISDA	International Swaps and Derivatives Association, Inc.
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	JMABCT3E	J.P. Morgan Custom Commodity Index
BCOMSK	Bloomberg Commodity Index	JMABDEWE	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	JMABFNJ2	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	JMABNIC	J.P. Morgan Nic Custom Index
CDX.HY	Credit Derivatives Index - High Yield	LLS	Light Louisiana Sweet Crude
CDX.IG	Credit Derivatives Index - Investment Grade	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai
CIXBSTR3	Custom Commodity Index	MARSDUB	Mars (Argus) vs. Calendar Dubai
CIXBXMB	Custom Commodity Index	MEHCL	Magellan East Houston WTI Crude Oil Futures
CLCO	ICE BofAML Large Cap Contingent Capital Index	MEHCO	Magellan East Houston WTI Crude Oil Options
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHDUB	Magellan East Houston WTI Crude Oil vs. Dubai Crude Oil
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CPTFEMU	Eurozone HICP ex-Tobacco Index	NDEX	ICE Endex
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
EBOBFUEL	Argus Eurobob Oxy Gasoline	PLATGOLD	Platinum-Gold Spread
EURMARGIN	European Refined Margin	RBCAEC	Custom Commodity Forward Index
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	SLVRLND	London Silver Market Fixing Ltd.
EXFUMARG	Custom Commodity Forward Index	UKRPI	United Kingdom Retail Prices Index
FRCPXTOB	France Consumer Price ex-Tobacco Index	ULSD	Ultra-Low Sulfur Diesel
FUELCO	2020 Calendar Margin ICE Fuel Oil vs Brent	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali	RBOB	Reformulated Blendstock for Oxygenate Blending
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TELBOR	Tel Aviv Inter-Bank Offered Rate
DAC	Designated Activity Company	UMBS	Uniform Mortgage-Backed Security
EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
NCUA	National Credit Union Administration

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Approval of Investment Advisory Contract and Other Agreements (Cont.)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4012SAR_093019

PIMCO FUNDS

Semiannual

Report

September 30, 2019

PIMCO Emerging Markets Local Currency and Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Return Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	6.00%	11.63%	0.22%	2.20%	3.55%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	5.95%	11.52%	0.12%	2.10%	3.44%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	5.92%	11.47%	0.07%	2.05%	3.39%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	5.79%	11.19%	(0.20)%	1.76%	3.11%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	1.84%	6.95%	(0.95)%	1.37%	2.80%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	5.39%	10.36%	(0.94)%	1.00%	2.34%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	4.39%	9.36%	(0.94)%	1.00%	2.34%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	4.80%	10.13%	0.55%	2.47%	4.22%
Lipper Emerging Markets Local Currency Debt Funds Average	4.38%	9.60%	0.08%	1.68%	3.56%

All Fund returns are net of fees and expenses.

* Cumulative return.

Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.94% for the Institutional Class shares, 1.04% for I-2 shares, 1.14% for I-3 shares, 1.34% for Class A shares, and 2.09% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of September 30, 2019†§

United States‡	22.9%
Poland	8.1%
Peru	7.3%
Colombia	6.7%
South Africa	6.5%
Russia	6.0%
Hungary	5.8%
Brazil	5.0%
Mexico	4.0%
Turkey	3.9%
Malaysia	2.4%
Thailand	2.3%
Chile	1.9%
Czech Republic	1.7%
Germany	1.6%
China	1.6%
Dominican Republic	1.6%
United Kingdom	1.2%
Other	9.3%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Positioning in the South African rand contributed to performance, as the South African local currency return sub-index outperformed the broader index when the fund was overweight and underperformed when the fund was underweight.

»	Exposure to Israeli rates contributed to performance, as the Israeli sub-index of the
JP Morgan GBI-EM Global Diversified outperformed the broader index.

»	Overweight exposure to the Polish zloty detracted from performance, as the Polish local currency return sub-index underperformed the broader index.

»	Underweight exposure to Thai local rates during a period of unexpected rate cuts detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,060.00	$7.67	$1,000.00	$1,017.55	$7.52	1.49%
I-2	1,000.00	1,059.50	8.19	1,000.00	1,017.05	8.02	1.59
I-3	1,000.00	1,059.20	8.44	1,000.00	1,016.80	8.27	1.64
Class A	1,000.00	1,057.90	9.72	1,000.00	1,015.55	9.52	1.89
Class C	1,000.00	1,053.90	13.56	1,000.00	1,011.80	13.28	2.64

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$6.70	$0.22	$0.18	$0.40	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2019	7.83	0.41	(1.12)	(0.71)	0.00	0.00	(0.42)	(0.42)

03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)

03/31/2017	7.21	0.41	0.16	0.57	(0.00)	0.00	(0.41)	(0.41)

03/31/2016	7.92	0.33	(0.68)	(0.35)	0.00	0.00	(0.36)	(0.36)

03/31/2015	9.39	0.42	(1.44)	(1.02)	0.00	0.00	(0.45)	(0.45)

I-2

04/01/2019 -09/30/2019+	6.70	0.22	0.17	0.39	(0.21)	0.00	0.00	(0.21)

03/31/2019	7.83	0.41	(1.13)	(0.72)	0.00	0.00	(0.41)	(0.41)

03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)

03/31/2017	7.21	0.40	0.17	0.57	(0.00)	0.00	(0.41)	(0.41)

03/31/2016	7.92	0.33	(0.69)	(0.36)	0.00	0.00	(0.35)	(0.35)

03/31/2015	9.39	0.41	(1.44)	(1.03)	0.00	0.00	(0.44)	(0.44)

I-3

04/01/2019 -09/30/2019+	6.70	0.22	0.17	0.39	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	7.59	0.38	(0.90)	(0.52)	0.00	0.00	(0.37)	(0.37)

Class A

04/01/2019 -09/30/2019+	6.70	0.21	0.17	0.38	(0.20)	0.00	0.00	(0.20)

03/31/2019	7.83	0.38	(1.12)	(0.74)	0.00	0.00	(0.39)	(0.39)

03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)

03/31/2017	7.21	0.38	0.16	0.54	(0.00)	0.00	(0.38)	(0.38)

03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)

03/31/2015	9.39	0.39	(1.45)	(1.06)	0.00	0.00	(0.41)	(0.41)

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.88	6.00%	$1,776,230	1.49	%*	1.49	%*	0.90	%*	0.90	%*	6.43	%*	76%

6.70	(9.02)	3,071,046	0.94		0.94		0.90		0.90		6.06		107

7.83	13.02	4,053,891	0.92		0.92		0.90		0.90		6.11		75

7.37	8.23	3,762,136	0.91		0.91		0.90		0.90		5.61		64

7.21	(4.30)	4,828,418	0.90		0.90		0.90		0.90		4.56		58

7.92	(11.37)	7,582,732	0.90		0.90		0.90		0.90		4.62		60

6.88	5.95	80,341	1.59	*	1.59	*	1.00	*	1.00	*	6.34	*	76

6.70	(9.11)	79,666	1.04		1.04		1.00		1.00		5.97		107

7.83	12.91	102,801	1.02		1.02		1.00		1.00		6.06		75

7.37	8.12	71,269	1.01		1.01		1.00		1.00		5.50		64

7.21	(4.40)	109,314	1.00		1.00		1.00		1.00		4.46		58

7.92	(11.46)	206,380	1.00		1.00		1.00		1.00		4.54		60

6.88	5.92	9,573	1.64	*	1.69	*	1.05	*	1.10	*	6.29	*	76

6.70	(6.76)	6,688	1.09	*	1.14	*	1.05	*	1.10	*	6.08	*	107

6.88	5.79	41,059	1.89	*	1.89	*	1.30	*	1.30	*	6.03	*	76

6.70	(9.38)	66,424	1.34		1.34		1.30		1.30		5.66		107

7.83	12.57	89,979	1.32		1.32		1.30		1.30		5.75		75

7.37	7.77	41,763	1.34	(c)	1.34	(c)	1.33	(c)	1.33	(c)	5.18		64

7.21	(4.73)	48,860	1.35		1.35		1.35		1.35		4.12		58

7.92	(11.77)	82,985	1.35		1.35		1.35		1.35		4.20		60

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$6.70	$0.18	$0.18	$0.36	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	7.83	0.33	(1.12)	(0.79)	0.00	0.00	(0.34)	(0.34)

03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)

03/31/2017	7.21	0.32	0.17	0.49	(0.00)	0.00	(0.33)	(0.33)

03/31/2016	7.92	0.25	(0.69)	(0.44)	0.00	0.00	(0.27)	(0.27)

03/31/2015	9.39	0.32	(1.45)	(1.13)	0.00	0.00	(0.34)	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.88	5.39%	$10,359	2.64	%*	2.64	%*	2.05	%*	2.05	%*	5.28	%*	76%

6.70	(10.06)	12,624	2.09		2.09		2.05		2.05		4.91		107

7.83	11.74	19,403	2.07		2.07		2.05		2.05		4.95		75

7.37	6.97	20,796	2.09	(c)	2.09	(c)	2.08	(c)	2.08	(c)	4.44		64

7.21	(5.45)	23,905	2.10		2.10		2.10		2.10		3.37		58

7.92	(12.43)	41,587	2.10		2.10		2.10		2.10		3.45		60

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,728,139
Investments in Affiliates	67,578

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,057
Over the counter	97,343
Deposits with counterparty	11,759
Foreign currency, at value	14,706
Receivable for investments sold	170,017
Receivable for TBA investments sold	77,630
Receivable for Fund shares sold	906
Interest and/or dividends receivable	45,467
Dividends receivable from Affiliates	129
Other assets	7

Total Assets	3,215,738

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$637,800
Payable for short sales	15,940

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,092
Over the counter	103,443
Payable for investments purchased	151,006
Payable for investments in Affiliates purchased	129
Payable for TBA investments purchased	319,491
Payable for unfunded loan commitments	1,125
Deposits from counterparty	50,298
Payable for Fund shares redeemed	2,034
Distributions payable	949
Overdraft due to custodian	11,865
Accrued investment advisory fees	667
Accrued supervisory and administrative fees	681
Accrued distribution fees	6
Accrued servicing fees	10
Accrued taxes payable	416
Other liabilities	224

Total Liabilities	1,298,176

Net Assets	$1,917,562

Net Assets Consist of:

Paid in capital	$2,503,968
Distributable earnings (accumulated loss)	(586,406)
Net Assets	$1,917,562

Cost of investments in securities	$2,934,375
Cost of investments in Affiliates	$67,568
Cost of foreign currency held	$14,813
Proceeds received on short sales	$42,256
Cost or premiums of financial derivative instruments, net	$(15,396)

* Includes repurchase agreements of:	$472

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$1,776,230
I-2	80,341
I-3	9,573
Class A	41,059
Class C	10,359

Shares Issued and Outstanding:

Institutional Class	257,996
I-2	11,670
I-3	1,390
Class A	5,964
Class C	1,505

Net Asset Value Per Share Outstanding:

Institutional Class	$6.88
I-2	6.88
I-3	6.88
Class A	6.88
Class C	6.88

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Statement of Operations PIMCO Emerging Markets Local Currency and Bond Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$95,575
Dividends from Investments in Affiliates	1,138
Miscellaneous income	5
Total Income	96,718

Expenses:

Investment advisory fees	5,521
Supervisory and administrative fees	5,615
Distribution fees - Class C	44
Servicing fees - Class A	59
Servicing fees - Class C	15
Trustee fees	5
Interest expense	7,179
Total Expenses	18,438
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	18,436

Net Investment Income (Loss)	78,282

Net Realized Gain (Loss):

Investments in securities	(167,839)
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	(5,867)
Over the counter financial derivative instruments	8,066
Short sales	4,183
Foreign currency	(4,336)

Net Realized Gain (Loss)	(165,776)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	183,870
Investments in Affiliates	10
Exchange-traded or centrally cleared financial derivative instruments	11,592
Over the counter financial derivative instruments	(2,692)
Short sales	29,270
Foreign currency assets and liabilities	10,427

Net Change in Unrealized Appreciation (Depreciation)	232,477

Net Increase (Decrease) in Net Assets Resulting from Operations	$144,983

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$78,282	$215,505
Net realized gain (loss)	(165,776)	(381,914)
Net change in unrealized appreciation (depreciation)	232,477	(222,387)

Net Increase (Decrease) in Net Assets Resulting from Operations	144,983	(388,796)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(73,191)	0
I-2	(2,612)	0
I-3	(272)	0
Administrative Class	0	0	(a)
Class A	(1,397)	0
Class C	(308)	0

Tax basis return of capital
Institutional Class	0	(208,924)
I-2	0	(4,431)
I-3	0	(96	)(b)
Administrative Class	0	(124	)(a)
Class A	0	(4,348)
Class C	0	(714)

Total Distributions(c)	(77,780)	(218,637)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,386,089)	(426,447)

Total Increase (Decrease) in Net Assets	(1,318,886)	(1,033,880)

Net Assets:

Beginning of period	3,236,448	4,270,328
End of period	$1,917,562	$3,236,448

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(b)	Inception date of I-3 was April 27, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Statement of Cash Flows PIMCO Emerging Markets Local Currency and Bond Fund

Six Months Ended September 30, 2019 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$144,983

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,043,380)
Proceeds from sales of long-term securities	2,330,412
(Purchases) Proceeds from sales of short-term portfolio investments, net	257,030
(Increase) decrease in deposits with counterparty	6,363
(Increase) decrease in receivable for investments sold	(177,083)
(Increase) decrease in interest and/or dividends receivable	13,900
(Increase) decrease in dividends receivable from Affiliates	24
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,557
Proceeds from (Payments on) over the counter financial derivative instruments	10,269
(Increase) decrease in reimbursement receivable from PIMCO	1
(Increase) decrease in other assets	(7)
Increase (decrease) in payable for investments purchased	226,093
Increase (decrease) in payable for unfunded loan commitments	(3,375)
Increase (decrease) in deposits from counterparty	19,927
Increase (decrease) in accrued investment advisory fees	(596)
Increase (decrease) in accrued supervisory and administrative fees	(600)
Increase (decrease) in accrued distribution fees	(2)
Increase (decrease) in accrued servicing fees	(7)
Proceeds from (Payments on) short sales transactions, net	41,029
Proceeds from (Payments on) foreign currency transactions	(1,672)
Increase (decrease) in other liabilities	(972)
Net Realized (Gain) Loss
Investments in securities	167,839
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	5,867
Over the counter financial derivative instruments	(8,066)
Short sales	(4,183)
Foreign currency	4,336
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(183,870)
Investments in Affiliates	(10)
Exchange-traded or centrally cleared financial derivative instruments	(11,592)
Over the counter financial derivative instruments	2,692
Short sales	(29,270)
Foreign currency assets and liabilities	(10,427)
Net amortization (accretion) on investments	(11,716)
Net Cash Provided by (Used for) Operating Activities	748,477

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	144,343
Payments on shares redeemed	(1,594,159)
Increase (decrease) in overdraft due to custodian	11,865
Cash distributions paid*	(7,003)
Proceeds from reverse repurchase agreements	3,537,750
Payments on reverse repurchase agreements	(2,892,187)
Net Cash Received from (Used for) Financing Activities	(799,391)

Net Increase (Decrease) in Cash and Foreign Currency	(50,914)

Cash and Foreign Currency:

Beginning of period	65,620
End of year period	$14,706
* Reinvestment of distributions	$70,986

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$3,751
Non Cash Payment in Kind	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.3%

ARGENTINA 0.8%

SOVEREIGN ISSUES 0.8%

Argentina Government International Bond
2.250% due 04/28/2020	ARS	715,198	$4,403
4.000% due 03/06/2020		227,977	1,438
51.603% (BADLARPP) due 10/04/2022 ~(a)		45,806	624
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)(j)		300,277	2,229
62.614% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		1,600	13
79.499% (ARLLMONP) due 06/21/2020 ~(a)		17,540	132

Autonomous City of Buenos Aires Argentina
62.660% due 03/29/2024 •(a)		338,417	3,159

Ciudad Autonoma De Buenos Aires
62.788% (BADLARPP + 3.750%) due 02/22/2028 ~(a)		128,290	1,176

Provincia de Buenos Aires
63.194% due 05/31/2022 •(a)		353,154	2,062
63.473% due 12/06/2019 •(a)		17,900	210

Total Argentina (Cost $48,246)			15,446

BRAZIL 7.4%

CORPORATE BONDS & NOTES 1.8%

Banco Votorantim S.A.
4.000% due 09/24/2022		$5,100	5,191

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		360	383

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (e)(f)		299	4
0.000% due 10/31/2019 (e)(f)		1,281	16

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	103,200	28,191

			33,785

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$22,700	22,956

SOVEREIGN ISSUES 4.4%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	36,600	8,699

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023		185,200	49,605
10.000% due 01/01/2025		76,400	21,086

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% due 01/01/2027	BRL	15,700	$4,437

			83,827

Total Brazil (Cost $140,061)			140,568

CAYMAN ISLANDS 1.1%

ASSET-BACKED SECURITIES 0.5%

Garanti Diversified Payment Rights Finance Co.
5.264% due 10/09/2021 «•		$9,525	9,544

CORPORATE BONDS & NOTES 0.6%

China Evergrande Group
6.250% due 06/28/2021 (j)		4,100	3,702
8.250% due 03/23/2022		1,000	896

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(j)		288	287

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)(j)		846	510

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(j)		1,950	1,916

Sunac China Holdings Ltd.
7.875% due 02/15/2022 (j)		4,800	4,787

			12,098

Total Cayman Islands (Cost $22,520)			21,642

CHILE 2.8%

SOVEREIGN ISSUES 2.8%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	1,963,397	3,236

Bonos de la Tesoreria de la Republica en pesos
4.000% due 03/01/2023 (j)		7,750,000	11,293
4.700% due 09/01/2030 (j)		7,235,000	11,811
5.000% due 03/01/2035 (j)		5,055,000	8,750
6.000% due 01/01/2043		8,960,000	18,623

Total Chile (Cost $53,975)			53,713

CHINA 2.4%

SOVEREIGN ISSUES 2.4%

China Development Bank
3.050% due 08/25/2026	CNY	52,000	6,992
4.040% due 04/10/2027		74,700	10,645
4.240% due 08/24/2027		155,800	22,496

China Government Bond
4.080% due 10/22/2048		34,000	5,011

Total China (Cost $46,589)			45,144

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 9.8%

CORPORATE BONDS & NOTES 1.5%

Banco Davivienda S.A.
7.500% due 10/24/2022	COP	27,700,000	$8,330

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024		2,432,000	735
8.375% due 11/08/2027		66,377,000	20,445

			29,510

SOVEREIGN ISSUES 8.3%

Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	7,258

Colombia Government International Bond
4.375% due 03/21/2023		1,580,000	446

Colombian TES
6.000% due 04/28/2028		124,057,000	36,093
7.000% due 06/30/2032		99,236,500	30,635
7.750% due 09/18/2030		236,875,900	77,488

Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		22,238,000	6,822

			158,742

Total Colombia (Cost $206,262)			188,252

COSTA RICA 0.1%

SOVEREIGN ISSUES 0.1%

Costa Rica Government International Bond
5.625% due 04/30/2043		$2,200	1,920

Total Costa Rica (Cost $1,974)			1,920

CZECH REPUBLIC 2.4%

SOVEREIGN ISSUES 2.4%

Czech Republic Government International Bond
0.950% due 05/15/2030 (j)	CZK	520,620	21,114
2.400% due 09/17/2025 (j)		574,600	25,831

Total Czech Republic (Cost $47,558)			46,945

DOMINICAN REPUBLIC 2.3%

SOVEREIGN ISSUES 2.3%

Dominican Republic International Bond
8.900% due 02/15/2023	DOP	152,300	2,943
9.750% due 06/05/2026		884,300	17,465
10.750% due 08/11/2028		306,800	6,181
11.500% due 01/11/2034		80,800	1,717
12.000% due 03/05/2032		687,600	15,053

Total Dominican Republic (Cost $44,398)			43,359

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%

El Salvador Government International Bond
7.750% due 01/24/2023		$1,800	$1,969

Total El Salvador (Cost $1,962)			1,969

GERMANY 2.4%

CORPORATE BONDS & NOTES 2.4%

Deutsche Bank AG
6.680% due 01/23/2025	IDR	667,100,000	45,538

Total Germany (Cost $49,519)			45,538

GHANA 0.5%

SOVEREIGN ISSUES 0.5%

Ghana Government International Bond
7.875% due 08/07/2023		$8,800	9,647

Total Ghana (Cost $9,617)			9,647

HONG KONG 1.1%

CORPORATE BONDS & NOTES 1.1%

CNOOC Finance Ltd.
3.300% due 09/30/2049		$4,000	4,052

Horse Gallop Finance Ltd.
3.250% due 05/30/2022 (j)		4,900	4,966

Huarong Finance Co. Ltd.
3.250% due 06/03/2021 (j)		4,900	4,920
3.625% due 11/22/2021 (j)		6,900	6,981

Total Hong Kong (Cost $20,779)			20,919

HUNGARY 8.5%

SOVEREIGN ISSUES 8.5%

Hungary Government International Bond
1.500% due 08/24/2022 (j)	HUF	13,838,500	46,484
1.750% due 10/26/2022 (j)		6,000,000	20,286
2.500% due 10/24/2024 (j)		4,341,200	15,168
2.750% due 12/22/2026 (j)		13,797,000	48,966
3.000% due 06/26/2024 (j)		3,959,500	14,136
6.000% due 11/24/2023 (j)		4,342,100	17,175

Total Hungary (Cost $165,306)			162,215

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Shriram Transport Finance Co. Ltd.
5.700% due 02/27/2022 (j)		$4,700	4,750

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.950% due 10/24/2022 (j)		$3,600	$3,638

Total India (Cost $8,471)			8,388

INDONESIA 0.7%

CORPORATE BONDS & NOTES 0.5%

Jasa Marga Persero Tbk PT
7.500% due 12/11/2020	IDR	132,420,000	9,163

SOVEREIGN ISSUES 0.2%

Indonesia Government International Bond
9.000% due 03/15/2029		8,508,000	663
9.500% due 07/15/2031		14,020,000	1,133
10.500% due 08/15/2030		20,000,000	1,724

			3,520

Total Indonesia (Cost $13,351)			12,683

IRELAND 0.1%

CORPORATE BONDS & NOTES 0.1%

AIB Group PLC
4.750% due 10/12/2023 (j)		$1,200	1,270

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	200	216
0.010% (EUR003M + 0.380%) due 01/21/2020 ~		100	109

GE Capital UK Funding Unlimited Co.
5.875% due 11/04/2020	GBP	100	129

Total Ireland (Cost $1,732)			1,724

ITALY 0.2%

CORPORATE BONDS & NOTES 0.2%

Banca Carige SpA
1.082% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	3,700	4,064

Total Italy (Cost $4,127)			4,064

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%

Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	3,300	3,844

Total Ivory Coast (Cost $3,895)			3,844

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.4%

ARTS Ltd.
3.899% due 09/15/2021 «•		$7,754	$7,690

Total Jersey, Channel Islands (Cost $7,663)			7,690

KAZAKHSTAN 0.4%

CORPORATE BONDS & NOTES 0.4%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,235,500	7,870

Total Kazakhstan (Cost $9,824)			7,870

LUXEMBOURG 0.5%

CORPORATE BONDS & NOTES 0.5%

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)(c)		$1,474	641

Gazprom OAO Via Gaz Capital S.A.
5.338% due 09/25/2020 (j)	GBP	6,951	8,881

Total Luxembourg (Cost $10,309)			9,522

MALAYSIA 3.5%

SOVEREIGN ISSUES 3.5%

Malaysia Government International Bond
3.955% due 09/15/2025	MYR	74,600	18,386
4.181% due 07/15/2024		65,008	16,158
4.254% due 05/31/2035		5,300	1,349
4.736% due 03/15/2046		7,600	2,060
4.921% due 07/06/2048		43,309	12,206

Malaysia Government Investment Issue
3.990% due 10/15/2025		5,900	1,456
4.638% due 11/15/2049		3,000	813
4.724% due 06/15/2033		44,688	11,920
4.895% due 05/08/2047		10,400	2,881

Total Malaysia (Cost $65,442)			67,229

MAURITIUS 0.3%

CORPORATE BONDS & NOTES 0.3%

Azure Power Energy Ltd.
5.500% due 11/03/2022		$1,200	1,217

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025 (j)		3,000	3,007
5.950% due 07/29/2026		1,800	1,817

Total Mauritius (Cost $6,018)			6,041

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

		SHARES	MARKET VALUE (000S)
MEXICO 5.8%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «		742,577	$0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.3%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	341,100	16,702
8.460% due 12/18/2036		122,900	6,072

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)		$1,200	0

Petroleos Mexicanos
7.190% due 09/12/2024	MXN	903,300	40,166

			62,940

SOVEREIGN ISSUES 2.5%

Mexico Government International Bond
8.000% due 12/07/2023		314,800	16,711
8.500% due 05/31/2029		539,800	30,484

			47,195

Total Mexico (Cost $156,595)			110,135

MONGOLIA 0.2%

SOVEREIGN ISSUES 0.2%

Mongolia Government International Bond
5.625% due 05/01/2023		$2,900	2,933

Total Mongolia (Cost $2,976)			2,933

NETHERLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	400	436

CORPORATE BONDS & NOTES 0.0%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)		200	238

Total Netherlands (Cost $697)			674

NIGERIA 0.2%

SOVEREIGN ISSUES 0.2%

Nigeria Government International Bond
6.375% due 07/12/2023		$3,100	3,261

Total Nigeria (Cost $3,202)			3,261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OMAN 0.1%

SOVEREIGN ISSUES 0.1%

Oman Government International Bond
4.875% due 02/01/2025		$2,600	$2,607

Total Oman (Cost $2,608)			2,607

PERU 10.7%

CORPORATE BONDS & NOTES 0.9%

Alicorp SAA
6.875% due 04/17/2027	PEN	26,100	8,354

Banco de Credito del Peru
4.650% due 09/17/2024		19,300	5,737
4.850% due 10/30/2020		9,046	2,711

			16,802

SOVEREIGN ISSUES 9.8%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		49,900	16,508

Peru Government International Bond
5.940% due 02/12/2029 (j)		17,800	5,979
6.150% due 08/12/2032 (j)		21,700	7,354
6.350% due 08/12/2028 (j)		200,400	69,273
8.200% due 08/12/2026 (j)		235,400	88,656

			187,770

Total Peru (Cost $189,081)			204,572

PHILIPPINES 1.4%

SOVEREIGN ISSUES 1.4%

Philippines Government International Bond
3.900% due 11/26/2022	PHP	891,000	17,235
4.950% due 01/15/2021		495,000	9,671

Total Philippines (Cost $32,910)			26,906

POLAND 11.7%

SOVEREIGN ISSUES 11.7%

Poland Government International Bond
2.500% due 07/25/2026 (j)	PLN	176,600	45,728
2.500% due 07/25/2027 (j)		118,246	30,687
2.750% due 10/25/2029 (j)		86,400	23,029
3.250% due 07/25/2025 (j)		215,300	57,880
4.000% due 10/25/2023 (j)		206,400	56,097
5.750% due 09/23/2022 (j)		40,900	11,423

Total Poland (Cost $223,610)			224,844

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 1.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~		$26,800	$26,733

Total Qatar (Cost $26,674)			26,733

ROMANIA 0.8%

SOVEREIGN ISSUES 0.8%

Romania Government International Bond
4.500% due 06/17/2024	RON	53,700	12,681
5.000% due 02/12/2029		10,300	2,532

Total Romania (Cost $15,531)			15,213

RUSSIA 8.8%

SOVEREIGN ISSUES 8.8%

Russia Government International Bond
6.900% due 05/23/2029	RUB	1,013,700	15,654
7.000% due 01/25/2023		4,800	75
7.000% due 08/16/2023		714,600	11,188
7.250% due 05/10/2034		268,300	4,182
7.600% due 07/20/2022		2,546,069	40,330
7.650% due 04/10/2030		578,000	9,373
7.700% due 03/23/2033		1,629,000	26,394
7.950% due 10/07/2026		2,193,400	36,037
8.500% due 09/17/2031		1,468,500	25,360

Total Russia (Cost $199,269)			168,593

SOUTH AFRICA 9.6%

CORPORATE BONDS & NOTES 1.1%

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (e)	ZAR	140,400	3,317
0.000% due 12/31/2032 (e)		352,000	4,009
5.750% due 01/26/2021		$3,100	3,130
7.850% due 04/02/2026	ZAR	152,000	9,253

Transnet SOC Ltd.
10.000% due 03/30/2029		10,500	701

			20,410

SOVEREIGN ISSUES 8.5%

Republic of South Africa Government International Bond
5.750% due 09/30/2049		$13,800	13,749

South Africa Government International Bond
6.250% due 03/31/2036	ZAR	35,100	1,680

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 02/28/2031	ZAR	137,327	$7,676
8.000% due 01/31/2030		754,250	46,487
8.250% due 03/31/2032		372,200	22,629
8.500% due 01/31/2037		347,000	20,542
8.750% due 01/31/2044		194,000	11,419
8.875% due 02/28/2035		348,400	21,661
9.000% due 01/31/2040		61,900	3,774
10.500% due 12/21/2026		171,700	12,655

			162,272

Total South Africa (Cost $208,811)			182,682

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	700	481

Total South Korea (Cost $569)			481

SPAIN 0.1%

SOVEREIGN ISSUES 0.1%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	850	1,008

Total Spain (Cost $976)			1,008

THAILAND 3.4%

SOVEREIGN ISSUES 3.4%

Thailand Government International Bond
2.875% due 06/17/2046	THB	23,000	940
3.300% due 06/17/2038 (j)		622,200	26,142
3.400% due 06/17/2036		144,400	6,029
3.600% due 06/17/2067		41,500	1,965
3.650% due 06/20/2031		173,900	6,993
3.775% due 06/25/2032		464,050	19,104
4.000% due 06/17/2066		5,000	257
4.675% due 06/29/2044		68,700	3,582

Total Thailand (Cost $61,463)			65,012

TURKEY 5.7%

SOVEREIGN ISSUES 5.7%

Turkey Government International Bond
0.000% due 09/16/2020 (e)	TRY	14,600	2,278
10.400% due 03/20/2024		122,000	19,530
11.000% due 03/02/2022		249,900	42,146
11.000% due 02/24/2027		236,200	37,645
12.400% due 03/08/2028		41,900	7,138

Total Turkey (Cost $152,745)			108,737

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 1.1%

SOVEREIGN ISSUES 1.1%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$10,300	$9,658
7.750% due 09/01/2020		1,000	1,024
7.750% due 09/01/2021		4,200	4,380
7.750% due 09/01/2022 (j)		6,600	6,963

Total Ukraine (Cost $19,060)			22,025

UNITED KINGDOM 1.7%

CORPORATE BONDS & NOTES 1.1%

Barclays PLC
3.684% due 01/10/2023 (j)		$3,000	3,052
3.932% due 05/07/2025 •		3,800	3,929
4.375% due 01/12/2026		1,200	1,269

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023 (j)		1,300	1,342
4.269% due 03/22/2025 •		6,200	6,488
4.445% due 05/08/2030 •		800	858
4.892% due 05/18/2029 •		900	991

Ukraine Railways Via Shortline PLC
9.875% due 09/15/2021		760	786

Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	58,100	2,404

			21,119

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	547
1.565% due 12/21/2049 •		7,822	9,618
2.265% due 12/21/2049 •		868	1,069
2.765% due 12/21/2049 •		434	537
3.265% due 12/21/2049 •		248	308
3.765% due 12/21/2049 •		248	303

			12,382

Total United Kingdom (Cost $34,463)			33,501

UNITED STATES 27.5%

ASSET-BACKED SECURITIES 5.5%

Asset-Backed Securities Corp. Home Equity Loan Trust
2.188% due 03/25/2036 •		$324	324
2.238% due 12/25/2036 •		8,400	7,500

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 þ		75	76

Citigroup Mortgage Loan Trust, Inc.
3.053% due 05/25/2035 •		1,100	1,095

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
2.208% due 11/25/2037 •		$26,294	$25,387

Countrywide Asset-Backed Certificates Trust
2.258% due 02/25/2037 •		5,300	5,224
2.768% due 11/25/2035 •		4,320	4,326

Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •		16	11

Credit-Based Asset Servicing & Securitization Trust
3.549% due 01/25/2037 ^þ		17,878	8,446

Fieldstone Mortgage Investment Trust
2.208% due 05/25/2036 •		1,715	1,326

Fremont Home Loan Trust
2.258% due 08/25/2036 •		2,972	1,306
2.428% due 11/25/2035 •		500	476

GSAA Home Equity Trust
6.002% due 11/25/2036 þ		1,475	885

GSAMP Trust
2.108% due 01/25/2037 •		1,345	911

Home Equity Asset Trust
3.368% due 02/25/2033 •		326	327

HSI Asset Securitization Corp. Trust
2.158% due 01/25/2037 •		1,425	1,136

Lehman XS Trust
5.291% due 01/25/2036 ^þ		4,854	4,901

MASTR Asset-Backed Securities Trust
2.238% due 11/25/2036 •		3,864	2,747
2.298% due 05/25/2037 •		1,655	1,456

Morgan Stanley ABS Capital, Inc. Trust
2.783% due 01/25/2035 •		300	298

Morgan Stanley Mortgage Loan Trust
3.281% due 11/25/2036 ^•		265	130

Option One Mortgage Loan Trust
2.238% due 04/25/2037 •		888	699
2.238% due 05/25/2037 •		325	239

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.538% due 09/25/2035 •		4,300	3,886

Securitized Asset-Backed Receivables LLC Trust
2.308% due 12/25/2035 •		1,902	1,878

SLM Student Loan Trust
0.177% due 01/25/2040 •	EUR	2,400	2,430

Soundview Home Loan Trust
2.188% due 08/25/2037 •		$953	879
2.368% due 03/25/2036 •		1,900	1,866

Structured Asset Securities Corp. Mortgage Loan Trust
2.153% due 02/25/2037 •		18,793	18,071
2.238% due 10/25/2037 •		6,929	5,179

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		516	518

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
2.248% due 04/25/2037 •		$542	$530
2.338% due 03/25/2037 •		2,000	1,716

			106,179

CORPORATE BONDS & NOTES 6.3%

CIMIC Group Ltd.
0.000% due 03/24/2020 (e)(h)		7,200	7,051

Continental Resources, Inc.
5.000% due 09/15/2022 (j)		137	138

Ford Motor Credit Co. LLC
3.099% (US0003M + 0.810%) due 04/05/2021 ~(j)		400	396
3.374% (US0003M + 1.270%) due 03/28/2022 ~(j)		200	197
3.550% due 10/07/2022		1,600	1,601
4.853% (US0003M + 2.550%) due 01/07/2021 ~(j)		3,500	3,554
5.443% (US0003M + 3.140%) due 01/07/2022 ~(j)		200	206

General Electric Co.
0.000% due 05/28/2020 •	EUR	200	217
0.375% due 05/17/2022		200	217

JPMorgan Chase Bank N.A.
6.375% due 04/17/2042	IDR	319,727,000	18,919
9.500% due 07/17/2031		340,585,000	27,532
9.500% due 05/17/2041		152,700,000	12,381
10.000% due 02/17/2028		456,198,000	37,280
10.500% due 07/19/2038		108,762,000	9,540

Sprint Corp.
7.250% due 09/15/2021		$200	214

Volkswagen Group of America Finance LLC
2.972% (US0003M + 0.860%) due 09/24/2021 ~		700	701

			120,144

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

PG&E Corp.
1.125% due 12/31/2020 µ		1,125	1,132
4.320% (LIBOR03M + 2.250%) due 12/31/2020 µ ~		3,375	3,397

			4,529

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ		887	801

Banc of America Funding Trust
4.847% due 03/20/2036 ~		68	68

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
2.188% due 01/25/2037 ^•	$313	$302
3.676% due 05/26/2037 ~	4,093	3,636

Bear Stearns Adjustable Rate Mortgage Trust
4.069% due 02/25/2036 ^~	102	98
4.328% due 01/25/2035 ~	9	9

Bear Stearns ALT-A Trust
3.643% due 04/25/2037 ~	10,534	9,238
3.945% due 08/25/2036 ^~	350	298
4.201% due 09/25/2035 ^~	22	18

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	2,130	2,135
4.199% due 07/25/2046 ^~	52	48
4.218% due 09/25/2037 ^~	6,738	6,592

Citigroup Mortgage Loan Trust, Inc.
5.131% due 03/25/2034 ~	10	10

CitiMortgage Alternative Loan Trust
2.668% due 10/25/2036 •	1,662	1,354
6.000% due 06/25/2037 ^	101	100

Civic Mortgage LLC
4.349% due 11/25/2022 þ	642	643

Countrywide Alternative Loan Trust
2.368% due 05/25/2036 ^•	2,270	1,357

Countrywide Home Loan Mortgage Pass-Through Trust
2.598% due 04/25/2035 •	1,614	1,583
3.864% due 09/25/2047 ^~	35	33
6.500% due 12/25/2037	1,024	767

Countrywide Home Loan Reperforming REMIC Trust
2.520% due 11/25/2034 •	469	431

Credit Suisse Mortgage Capital Certificates
2.766% (LIBOR01M) due 11/30/2037 ~	1,300	1,182

GreenPoint Mortgage Funding Trust
2.458% due 06/25/2045 •	153	146

GSMPS Mortgage Loan Trust
2.368% due 01/25/2036 •	325	284

GSR Mortgage Loan Trust
3.873% due 11/25/2035 ^~	88	72

HarborView Mortgage Loan Trust
2.384% due 06/20/2035 •	622	622
4.446% due 10/19/2035 •	482	374
4.490% due 08/19/2036 ^~	14	14

HomeBanc Mortgage Trust
3.620% due 04/25/2037 ^~	44	42

Impac CMB Trust
2.658% due 03/25/2035 •	218	218

IndyMac Mortgage Loan Trust
2.198% due 02/25/2037 ^•	566	555
2.198% due 02/25/2037 •	1,055	981
2.658% due 07/25/2045 •	190	180

JPMorgan Mortgage Trust
4.512% due 06/25/2036 ^~	455	412

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	$873	$859

Lehman XS Trust
2.268% due 08/25/2037 •	2,555	2,547

Luminent Mortgage Trust
2.378% due 12/25/2036 ^•	35	33

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	88	16

Morgan Stanley Mortgage Loan Trust
4.365% due 06/25/2036 ~	16	17

Residential Accredit Loans, Inc. Trust
3.390% due 10/25/2037 ~	1,705	1,613
5.483% due 02/25/2036 ^~	120	109

Residential Asset Securitization Trust
2.418% due 01/25/2046 ^•	163	71

Sequoia Mortgage Trust
3.659% due 01/20/2047 ^~	38	31

Structured Adjustable Rate Mortgage Loan Trust
3.846% due 01/25/2035 ^•	50	49
4.450% due 03/25/2036 ^~	77	72

Structured Asset Mortgage Investments Trust
2.318% due 02/25/2037 •	2,651	2,592

SunTrust Adjustable Rate Mortgage Loan Trust
4.219% due 10/25/2037 ^~	1,996	1,943

TBW Mortgage-Backed Trust
6.040% due 01/25/2037 ^þ	1,683	759

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•	688	642

WaMu Mortgage Pass-Through Certificates Trust
2.388% due 05/25/2034 •	360	327
3.446% due 01/25/2037 ^~	86	83
3.536% due 04/25/2037 ^~	52	48
3.675% due 12/25/2036 ^~	53	51
3.720% due 09/25/2036 ^~	77	74
4.177% due 03/25/2036 ~	1,045	1,026

Wells Fargo Mortgage-Backed Securities Trust
2.518% due 07/25/2037 ^•	47	42
4.641% due 10/25/2036 ~	1,312	1,311

		48,918

U.S. GOVERNMENT AGENCIES 13.0%

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	19,100	19,380
4.000% due 10/01/2049 - 11/01/2049	221,200	229,607

		248,987

Total United States (Cost $528,797)		528,757

SHORT-TERM INSTRUMENTS 3.7%

REPURCHASE AGREEMENTS (i) 0.0%
		472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.5%

ING Bank NV
0.000% due 07/09/2020 (e)		$8,000	$7,705

Nigeria Open Market Operation Bills
15.223% due 09/10/2020	NGN	750,000	1,811

			9,516

ARGENTINA TREASURY BILLS 0.3%
11.697% due 02/26/2020 - 10/29/2020 (d)(e)	ARS	762,991	6,746

NIGERIA TREASURY BILLS 0.6%
15.160% due 09/03/2020 - 09/17/2020 (d)(e)	NGN	5,000,000	12,065

U.S. TREASURY BILLS 2.3%
1.939% due 10/22/2019 - 12/26/2019 (d)(e)(l)(n)		$44,426	44,334

Total Short-Term Instruments (Cost $84,740)			73,133

Total Investments in Securities (Cost $2,934,375)			2,728,139

		SHARES
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%

PIMCO Short Asset Portfolio		120,192	1,196

PIMCO Short-Term Floating NAV Portfolio III		6,709,961	66,382

Total Short-Term Instruments (Cost $67,568)			67,578

Total Investments in Affiliates (Cost $67,568)			67,578

Total Investments 145.8% (Cost $3,001,943)			$2,795,717

Financial Derivative Instruments (k)(m) (0.3)% (Cost or Premiums, net $(15,396))			(6,135)

Other Assets and Liabilities, net (45.5)%			(872,020)

Net Assets 100.0%			$1,917,562

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	03/24/2020	09/27/2019	$7,050	$7,051	0.37%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JML	0.150%	09/30/2019	10/03/2019	$458	Republic of Argentina 16.000% due 10/17/2023	$(428)	$458	$458
NOM	0.850	09/20/2019	12/31/2019	14	Republic of Argentina 16.000% due 10/17/2023	(13)	14	14

Total Repurchase Agreements						$(441)	$472	$472

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.450%	09/09/2019	TBD	(3)	HUF	(14,918,176)	$(48,575)
	0.450	09/20/2019	TBD	(3)		(4,415,583)	(14,376)
	0.450	09/30/2019	TBD	(3)		(14,624,443)	(47,606)
	0.500	08/21/2019	TBD	(3)		(2,772,343)	(9,030)
	1.750	09/19/2019	TBD	(3)	PLN	(731,811)	(182,599)
	2.000	09/30/2019	TBD	(3)	CZK	(231,210)	(9,771)
	2.100	09/09/2019	TBD	(3)		(113,937)	(4,821)
BRC	0.650	08/21/2019	TBD	(3)	HUF	(5,826,360)	(18,966)
JML	0.450	09/30/2019	TBD	(3)		(4,806,221)	(15,645)
	1.550	09/23/2019	10/03/2019		$	(795)	(795)
	2.000	09/30/2019	TBD	(3)	CZK	(693,789)	(29,321)
	2.300	09/23/2019	10/03/2019		$	(179,884)	(179,976)
MBC	1.750	09/19/2019	TBD	(3)	PLN	(48,392)	(12,075)
NOM	2.000	09/23/2019	TBD	(3)	$	(3,699)	(3,701)
	2.300	09/23/2019	TBD	(3)		(20,882)	(20,893)
	2.350	09/23/2019	TBD	(3)		(2,982)	(2,984)
	2.400	09/23/2019	TBD	(3)		(9,771)	(9,776)
	2.400	09/26/2019	TBD	(3)		(4,460)	(4,461)
RDR	2.510	07/23/2019	10/23/2019			(4,158)	(4,178)
SCX	2.530	09/25/2019	10/25/2019			(1,006)	(1,007)
UBS	0.950	07/08/2019	10/08/2019		GBP	(6,475)	(7,979)
	2.150	09/23/2019	TBD	(3)	$	(294)	(294)
	2.350	09/23/2019	TBD	(3)		(6,640)	(6,643)
	2.480	09/16/2019	10/16/2019			(121)	(121)
	2.530	09/16/2019	10/16/2019			(2,205)	(2,207)

Total Reverse Repurchase Agreements							$(637,800)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Argentina (0.6)%
Sovereign Issues (0.6)%
Argentina Government International Bond	15.500%	10/17/2026	ARS	1,442,349	$(25,922)	$(9,856)
Argentina Government International Bond	16.000	10/17/2023		877,089	(16,334)	(6,084)

Total Short Sales (0.6)%					$(42,256)	$(15,940)

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(316,778)	$0	$0	$(316,778)	$312,754	$(4,024)
BRC	0	(18,966)	0	0	(18,966)	19,917	951
JML	458	(225,737)	0	0	(225,279)	247,858	22,579
MBC	0	(12,075)	0	0	(12,075)	13,054	979
NOM	14	(41,815)	0	0	(41,801)	47,267	5,466
RDR	0	(4,178)	0	0	(4,178)	4,353	175
SAL	0	0	0	0	0	1	1
SCX	0	(1,007)	0	0	(1,007)	1,071	64
UBS	0	(17,244)	0	0	(17,244)	19,798	2,554

Master Securities Forward Transaction Agreement
CBK	0	0	0	(683)	(683)	0	(683)
HUS	0	0	0	(10,729)	(10,729)	0	(10,729)
JML	0	0	0	(4,241)	(4,241)	0	(4,241)
SBI	0	0	0	(287)	(287)	0	(287)

Total Borrowings and Other Financing Transactions	$472	$(637,800)	$0	$(15,940)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(14,485)	$0	$(34,515)	$(49,000)
Sovereign Issues	0	(181,778)	0	(407,022)	(588,800)

Total Borrowings	$0	$(196,263)	$0	$(441,537)	$(637,800)

Payable for reverse repurchase agreements					$(637,800)

(j)	Securities with an aggregate market value of $666,751 and cash of $1,031 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(481,728) at a weighted average interest rate of 2.597%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $3,624 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	$143.000	11/22/2019	51	$51	$1	$0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	144.000	11/22/2019	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	144.500	11/22/2019	8	8	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	240.000	11/22/2019	21	21	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	245.000	11/22/2019	16	16	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	250.000	11/22/2019	1	1	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	255.000	11/22/2019	33	33	0	0

Total Purchased Options					$1	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	81	$15,384	$(63)	$3	$(10)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 173.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	117	$(204)	$(54)	$12	$(3)
Call Options Strike @ EUR 178.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	280	(46)	166	6	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	144	(17)	74	3	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	71	(13,625)	(119)	0	(4)

				$67	$21	$(7)

Total Futures Contracts				$4	$24	$(17)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	0.393%	$600	$(17)	$22	$5	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986	1,700	(81)	82	1	0	0

						$(98)	$104	$6	$0	$0

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.990%	Maturity	01/02/2020	BRL	994,300	$0	$523	$523	$0	$0
Receive	1-Year BRL-CDI	6.250	Maturity	01/02/2020		1,768,300	39	(1,453)	(1,414)	1	0
Pay	1-Year BRL-CDI	9.560	Maturity	01/02/2020		6,200	72	24	96	0	0
Pay	1-Year BRL-CDI	11.380	Maturity	01/02/2020		721,100	3,877	12,597	16,474	0	(14)
Pay	1-Year BRL-CDI	6.885	Maturity	01/04/2021		161,600	0	932	932	0	(4)
Receive	1-Year BRL-CDI	6.930	Maturity	01/04/2021		289,200	0	(1,709)	(1,709)	7	0
Receive	1-Year BRL-CDI	6.983	Maturity	01/04/2021		178,900	0	(1,143)	(1,143)	5	0
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2021		270,200	26	1,710	1,736	0	(7)
Pay	1-Year BRL-CDI	7.095	Maturity	01/04/2021		287,300	0	1,944	1,944	0	(8)
Pay	1-Year BRL-CDI	7.184	Maturity	01/04/2021		139,400	0	1,003	1,003	0	(4)
Receive	1-Year BRL-CDI	7.190	Maturity	01/04/2021		409,500	(1,979)	(977)	(2,956)	12	0
Pay	1-Year BRL-CDI	7.220	Maturity	01/04/2021		244,600	0	1,794	1,794	0	(7)
Receive	1-Year BRL-CDI	7.255	Maturity	01/04/2021		259,200	0	(1,880)	(1,880)	7	0
Receive	1-Year BRL-CDI	7.290	Maturity	01/04/2021		535,900	0	(3,956)	(3,956)	16	0
Pay	1-Year BRL-CDI	7.830	Maturity	01/04/2021		642,700	8	6,632	6,640	0	(25)
Pay	1-Year BRL-CDI	8.190	Maturity	01/04/2021		122,400	0	1,757	1,757	0	(6)
Receive	1-Year BRL-CDI	8.790	Maturity	01/04/2021		296,300	(1,233)	(3,427)	(4,660)	17	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2021		57,400	(4)	2,031	2,027	0	(7)
Receive	1-Year BRL-CDI	5.650	Maturity	01/03/2022		99,700	0	(56)	(56)	0	(4)
Pay	1-Year BRL-CDI	6.260	Maturity	01/03/2022		85,700	(1)	297	296	2	0
Pay	1-Year BRL-CDI	7.420	Maturity	01/03/2022		191,600	993	812	1,805	0	(4)
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2023		50,600	75	9	84	4	0
Receive	1-Year BRL-CDI	6.335	Maturity	01/02/2023		65,600	(137)	(10)	(147)	0	(5)
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		95,900	0	424	424	5	0
Pay	1-Year BRL-CDI	9.020	Maturity	01/02/2023		51,100	(2)	1,275	1,273	0	(7)
Receive	1-Year BRL-CDI	10.100	Maturity	01/02/2023		27,200	0	(836)	(836)	5	0
Pay	1-Year BRL-CDI	6.710	Maturity	01/02/2025		123,500	(113)	352	239	0	(29)
Receive	1-Year BRL-CDI	6.810	Maturity	01/02/2025		238,100	43	(705)	(662)	58	0
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		113,000	8	1,005	1,013	0	(34)
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	5,928	6,014	0	(91)
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	(5,401)	(5,401)	82	0
Pay	1-Year BRL-CDI	6.950	Maturity	01/04/2027		58,700	27	101	128	0	(2)
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		58,900	0	153	153	0	(3)
Pay	1-Year BRL-CDI	7.115	Maturity	01/04/2027		60,400	0	232	232	0	(4)
Receive	1-Year BRL-CDI	7.170	Maturity	01/04/2027		104,600	3	(490)	(487)	7	0
Pay	1-Year BRL-CDI	7.305	Maturity	01/04/2027		28,000	0	163	163	0	(2)
Pay	1-Year BRL-CDI	7.800	Maturity	01/04/2027		18,000	25	180	205	0	(2)
Receive	1-Year BRL-CDI	8.635	Maturity	01/04/2027		61,100	0	(1,222)	(1,222)	14	0
Pay	1-Year BRL-CDI	8.640	Maturity	01/04/2027		131,800	443	2,199	2,642	0	(31)
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027		70,800	(4)	2,378	2,374	0	(27)
Receive	1-Year BRL-CDI	10.300	Maturity	01/04/2027		156,900	7	(5,926)	(5,919)	66	0
Receive	3-Month COP-IBR Compounded-OIS	4.230	Quarterly	09/03/2021	COP	89,500,000	0	(30)	(30)	10	0
Pay	3-Month COP-IBR Compounded-OIS	5.090	Quarterly	08/21/2029		42,000,000	0	(99)	(99)	0	(19)
Pay	3-Month PLN-WIBOR	1.750	Annual	09/16/2020	PLN	10,700	(34)	33	(1)	0	0
Pay	3-Month PLN-WIBOR	2.000	Annual	09/19/2020		125,000	0	66	66	0	(3)
Pay	3-Month PLN-WIBOR	1.833	Annual	02/05/2022		100,300	0	310	310	0	(5)
Receive	3-Month PLN-WIBOR	1.942	Annual	03/20/2024		6,600	(8)	(29)	(37)	1	0
Receive	3-Month PLN-WIBOR	2.250	Annual	03/20/2024		2,700	(13)	(12)	(25)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month PLN-WIBOR	1.834%	Annual	07/03/2024	PLN	231,600	$0	$(491)	$(491)	$34	$0
Receive	3-Month PLN-WIBOR	2.500	Annual	03/16/2026		43,200	251	(946)	(695)	12	0
Receive	3-Month PLN-WIBOR	1.475	Annual	08/29/2026		37,200	0	108	108	15	0
Receive	3-Month PLN-WIBOR	1.490	Annual	08/29/2029		84,700	14	313	327	88	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	34,430	(621)	718	97	0	(1)
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		119,100	(2,562)	361	(2,201)	28	0
Receive(6)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		5,050	(45)	41	(4)	1	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		28,600	(899)	(501)	(1,400)	6	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		15,600	(1,476)	182	(1,294)	4	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		1,400	59	134	193	0	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		6,500	(809)	93	(716)	2	0
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		9,200	(21)	(30)	(51)	2	0
Pay	3-Month ZAR-JIBAR	7.020	Quarterly	07/26/2023	ZAR	16,200	0	7	7	0	(2)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		229,900	(253)	461	208	0	(24)
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		31,400	8	98	106	0	(4)
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		290,400	(75)	(538)	(613)	33	0
Receive	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		230,100	(197)	(198)	(395)	27	0
Pay	3-Month ZAR-JIBAR	7.470	Quarterly	07/26/2026		58,070	0	48	48	0	(10)
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		14,200	3	(15)	(12)	3	0
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	09/11/2023	CLP	12,688,800	0	22	22	0	(3)
Receive	6-Month CLP-CHILIBOR	2.320	Semi-Annual	08/30/2026		1,629,900	0	(3)	(3)	1	0
Receive	6-Month CLP-CHILIBOR	2.335	Semi-Annual	09/03/2026		2,933,200	0	(10)	(10)	2	0
Receive	6-Month CLP-CHILIBOR	2.300	Semi-Annual	09/05/2026		5,884,100	0	1	1	4	0
Receive	6-Month CLP-CHILIBOR	2.260	Semi-Annual	09/10/2027		9,763,700	0	152	152	17	0
Pay	6-Month CZK-PRIBOR	2.250	Annual	06/19/2021	CZK	24,700	4	(2)	2	0	(1)
Pay	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023		1,055,200	(402)	1,698	1,296	0	(212)
Receive	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	(1,691)	(1,691)	204	0
Pay	6-Month CZK-PRIBOR	1.781	Annual	02/04/2024		638,200	0	203	203	0	(131)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024	HUF	5,305,100	(165)	884	719	0	(37)

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month HUF-BBR	0.980%	Annual	07/23/2024	HUF	7,961,000	$0	$(385)	$(385)	$58	$0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2021	JPY	14,290,000	(242)	(103)	(345)	0	(30)
Receive	28-Day MXN-TIIE	8.290	Lunar	05/14/2020	MXN	2,309,400	0	(627)	(627)	37	0
Receive	28-Day MXN-TIIE	8.260	Lunar	05/28/2020		1,793,800	(2)	(511)	(513)	33	0
Pay	28-Day MXN-TIIE	8.380	Lunar	06/01/2020		516,400	0	173	173	0	(10)
Pay	28-Day MXN-TIIE	8.385	Lunar	06/01/2020		1,277,400	0	430	430	0	(24)
Receive	28-Day MXN-TIIE	8.060	Lunar	07/08/2020		1,710,400	0	(500)	(500)	39	0
Receive	28-Day MXN-TIIE	7.945	Lunar	07/30/2020		1,598,600	0	(468)	(468)	38	0
Receive	28-Day MXN-TIIE	7.950	Lunar	07/30/2020		971,400	0	(286)	(286)	23	0
Receive	28-Day MXN-TIIE	6.765	Lunar	09/20/2021		454,700	0	(35)	(35)	23	0
Receive	28-Day MXN-TIIE	6.650	Lunar	09/22/2021		943,200	0	25	25	49	0
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022		959,200	87	1,789	1,876	0	(66)
Pay	28-Day MXN-TIIE	7.856	Lunar	12/15/2022		521,600	0	1,040	1,040	0	(36)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		76,500	0	155	155	0	(5)
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		226,200	127	336	463	0	(16)
Pay	28-Day MXN-TIIE	5.000	Lunar	02/22/2023		407,600	(2,284)	1,283	(1,001)	0	(31)
Pay	28-Day MXN-TIIE	5.500	Lunar	02/22/2023		434,400	(1,869)	1,149	(720)	0	(32)
Pay	28-Day MXN-TIIE	7.650	Lunar	02/24/2023		1,161,000	0	2,065	2,065	0	(84)
Receive	28-Day MXN-TIIE	7.730	Lunar	03/23/2023		8,600	0	(17)	(17)	1	0
Receive	28-Day MXN-TIIE	7.720	Lunar	03/24/2023		4,297,300	0	(8,296)	(8,296)	319	0
Pay	28-Day MXN-TIIE	8.910	Lunar	11/15/2023		968,800	0	4,345	4,345	0	(83)
Pay	28-Day MXN-TIIE	8.818	Lunar	11/16/2023		1,798,700	0	7,758	7,758	0	(154)
Pay	28-Day MXN-TIIE	8.980	Lunar	11/23/2023		1,578,600	0	7,357	7,357	0	(136)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/07/2023		654,000	0	(1,727)	(1,727)	57	0
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		353,900	206	745	951	0	(31)
Receive	28-Day MXN-TIIE	8.325	Lunar	02/08/2024		700,000	0	(2,483)	(2,483)	63	0
Receive	28-Day MXN-TIIE	7.865	Lunar	05/13/2024		784,500	(72)	(2,094)	(2,166)	73	0
Receive	28-Day MXN-TIIE	7.690	Lunar	05/22/2024		230,000	0	(554)	(554)	21	0
Receive	28-Day MXN-TIIE	7.180	Lunar	06/27/2024		1,091,200	0	(1,501)	(1,501)	103	0
Pay	28-Day MXN-TIIE	7.990	Lunar	03/16/2028		4,000	0	17	17	0	0
Pay	28-Day MXN-TIIE	7.977	Lunar	03/17/2028		2,253,100	0	9,623	9,623	0	(210)
Receive	28-Day MXN-TIIE	9.210	Lunar	11/08/2028		400,200	(135)	(3,393)	(3,528)	37	0
Receive	28-Day MXN-TIIE	9.100	Lunar	11/09/2028		1,090,200	0	(9,180)	(9,180)	101	0
Receive	28-Day MXN-TIIE	9.330	Lunar	11/16/2028		1,103,300	0	(10,253)	(10,253)	103	0
Pay	28-Day MXN-TIIE	8.483	Lunar	01/17/2029		415,000	0	2,600	2,600	0	(38)
Pay	28-Day MXN-TIIE	8.493	Lunar	01/17/2029		196,950	0	1,241	1,241	0	(18)
Receive	28-Day MXN-TIIE	8.110	Lunar	05/03/2029		542,200	7	(2,691)	(2,684)	49	0
Pay	28-Day MXN-TIIE	8.135	Lunar	05/07/2029		348,900	0	1,761	1,761	0	(32)
Pay	28-Day MXN-TIIE	7.675	Lunar	06/04/2029		80,500	0	267	267	0	(7)
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	2,889	3,249	0	(73)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	(150)	(150)	4	0
Pay	28-Day MXN-TIIE	7.890	Lunar	05/27/2039		434,200	0	1,918	1,918	0	(63)
Pay	28-Day MXN-TIIE	7.675	Lunar	06/09/2039		421,800	0	1,339	1,339	0	(61)
Pay	28-Day MXN-TIIE	7.625	Lunar	07/12/2039		124,000	0	355	355	0	(18)
Pay	28-Day MXN-TIIE	7.640	Lunar	07/13/2039		106,600	0	315	315	0	(15)
Pay	28-Day MXN-TIIE	7.127	Lunar	08/10/2039		165,100	0	(9)	(9)	0	(23)

							$(8,799)	$24,314	$15,515	$2,033	$(2,075)

Total Swap Agreements							$(8,897)	$24,418	$15,521	$2,033	$(2,075)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$24	$2,033	$2,057	$0	$(17)	$(2,075)	$(2,092)

(l)

Securities with an aggregate market value of $3,702 and cash of $11,759 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2019		BRL	53,712	$		13,077	$150	$0
	10/2019		EGP	1,021			60	0	(2)
	10/2019		MXN	293,211			14,984	143	0
	10/2019	$		12,892		BRL	53,712	35	0
	10/2019			12,675		GBP	10,287	0	(27)
	10/2019			1,418		TRY	8,184	21	0
	10/2019			5,274		ZAR	80,164	27	(12)
	10/2019		ZAR	89,454	$		5,808	0	(93)
	11/2019		GBP	10,287			12,692	27	0

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2019	$		12,000		ARS	714,480	$0	$(1,606)
	11/2019			11,487		KZT	4,482,254	0	(84)
	11/2019			25,298		TWD	780,949	0	(46)
	12/2019			9,759		INR	711,236	214	0
	12/2019			7,630		KRW	9,116,324	0	(11)
	12/2019			6,777		THB	206,424	0	(17)
	01/2020		NGN	1,204,458	$		3,057	0	(213)
	02/2020		PLN	15,078			3,781	14	0
	02/2020	$		550		HUF	163,944	0	(12)
	02/2020			7,310		NGN	2,737,369	112	0
	02/2020			42,598		PLN	166,993	0	(878)
	03/2020		RON	40,224		EUR	8,110	0	(260)
BPS	10/2019		BRL	25,954	$		6,216	0	(30)
	10/2019		CZK	151,065			6,494	110	0
	10/2019		JPY	265,200			2,496	43	0
	10/2019		MXN	972,839			49,596	357	0
	10/2019		RON	23,836			5,564	89	0
	10/2019		TRY	18,419			3,081	0	(164)
	10/2019	$		6,232		BRL	25,954	14	0
	10/2019			9,467		CLP	6,869,748	0	(44)
	10/2019			95,983		CZK	2,226,501	0	(1,881)
	10/2019			13,206		TRY	75,982	155	0
	10/2019			410		ZAR	6,286	5	0
	10/2019		ZAR	79,787	$		5,153	0	(111)
	11/2019		EUR	2,452			2,721	39	0
	11/2019		PEN	20,798			6,242	82	0
	11/2019	$		24,360		TWD	750,128	0	(105)
	12/2019		CLP	6,869,748	$		9,477	44	0
	12/2019		IDR	116,512,330			8,022	0	(116)
	12/2019		KRW	16,043,701			13,494	86	0
	12/2019		SGD	136			99	0	0
	12/2019		TRY	263,719			41,054	0	(4,564)
	12/2019	$		1,810		KRW	2,162,878	0	(2)
	12/2019			81,336		THB	2,491,724	255	0
	12/2019			18,496		TWD	573,755	99	0
	01/2020		BRL	172,800	$		42,514	1,154	0
	03/2020		RON	35,066		EUR	7,062	0	(236)
	03/2020	$		10,098		CNH	72,296	0	(12)
	08/2020		TRY	32,085	$		3,406	0	(1,752)
BRC	10/2019		MXN	450,891			23,335	514	0
	10/2019	$		1,726		CZK	40,266	0	(24)
	10/2019			190,690		MXN	3,734,941	0	(1,650)
	10/2019		ZAR	463,059	$		31,669	1,234	(116)
	11/2019		EUR	2,991			3,382	111	0
	12/2019		THB	45,726			1,495	0	(2)
	12/2019	$		1,243		CLP	881,277	0	(33)
	12/2019			1,118		IDR	15,906,598	0	(7)
	12/2019			6,501		KRW	7,741,391	0	(31)
	12/2019			674		MYR	2,832	1	0
	01/2020			22,943		MXN	450,891	0	(487)
BSS	10/2019		CLP	13,258,467	$		18,504	318	0
CBK	10/2019		BRL	276,930			66,491	0	(159)
	10/2019		CLP	2,491,418			3,439	21	0
	10/2019		CZK	234,155			9,939	43	0
	10/2019		PEN	465,411			140,328	2,426	(97)
	10/2019		RON	11,307			2,602	5	0
	10/2019		TRY	22,720			4,021	0	(1)
	10/2019	$		66,527		BRL	276,930	124	0
	10/2019			1,168		GBP	938	0	(14)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2019	$		137,654		PEN	465,411	$ 598	$(253)
	10/2019			15,902		RON	67,771	0	(336)
	10/2019			3,284		RUB	209,708	0	(56)
	10/2019			185,941		ZAR	2,671,557	252	(9,913)
	10/2019		UYU	123,769	$		3,341	6	0
	10/2019		ZAR	55,795			3,770	89	0
	11/2019		AUD	681			461	1	0
	11/2019		COP	180,127,449			53,220	1,588	0
	11/2019		EUR	30,986			34,421	538	0
	11/2019		KZT	194,247			490	0	(4)
	11/2019		PEN	142,294			42,046	25	(132)
	11/2019	$		12,000		ARS	711,000	0	(1,656)
	11/2019			4,420		COP	15,000,000	0	(121)
	11/2019			28,008		EGP	505,628	2,681	0
	11/2019			619		MXN	12,221	0	(3)
	11/2019			32,808		PEN	111,170	139	(31)
	11/2019		UYU	38,524	$		1,046	11	0
	12/2019		KRW	9,778,412			8,264	92	0
	12/2019		PEN	99,215			29,543	193	0
	12/2019		PHP	1,051,437			20,175	0	(56)
	12/2019	$		10,346		ARS	636,486	0	(1,672)
	12/2019			7,150		IDR	102,674,000	21	0
	12/2019			113		ILS	397	1	0
	01/2020		BRL	337,500	$		84,093	3,311	0
	01/2020		PEN	254,459			74,740	0	(423)
	01/2020	$		17,769		PEN	60,495	100	0
	02/2020		PEN	24,162	$		7,181	53	0
	02/2020	$		182		HUF	54,159	0	(4)
	03/2020		RON	44,054		EUR	8,916	0	(247)
	05/2020		NGN	1,088,406	$		2,846	0	(42)
	05/2020	$		20,806		ARS	1,538,239	0	(4,260)
	09/2020		NGN	1,641,159	$		4,268	13	0
	09/2020	$		2,034		EGP	37,690	46	0
	03/2021			2,070		ARS	179,262	0	(598)
DUB	10/2019		BRL	14,379	$		3,453	0	(8)
	10/2019		PEN	88,731			26,744	442	0
	10/2019	$		3,455		BRL	14,379	6	0
	11/2019			4,096		TRY	27,000	617	0
	08/2020		TRY	30,161	$		3,132	0	(1,716)
FBF	10/2019		BRL	79,113			18,935	0	(105)
	10/2019	$		18,997		BRL	79,113	43	0
	11/2019			18,899			79,113	98	0
	12/2019		TRY	117,074	$		18,233	0	(2,018)
	12/2019	$		2,980		IDR	42,801,740	9	0
	12/2019			7,172		KRW	8,539,700	0	(35)
	08/2020		TRY	26,075	$		2,768	0	(1,424)
GLM	10/2019		ARS	659,301			10,222	0	(152)
	10/2019		BRL	50,078			12,094	47	(6)
	10/2019		CLP	1,696,071			2,338	11	0
	10/2019		MXN	126,147			6,469	85	0
	10/2019		NGN	1,780,366			4,910	4	0
	10/2019		RUB	228,530			3,543	26	0
	10/2019	$		12,047		BRL	50,078	16	(11)
	10/2019			15,300		NGN	5,683,950	363	0
	10/2019			31,182		RON	130,980	0	(1,099)
	11/2019		ARS	1,165,402	$		17,671	717	0
	11/2019		KZT	3,881,161			9,798	0	(76)
	11/2019		RUB	1,007,269			15,283	0	(164)
	12/2019		MYR	15,651			3,721	0	(8)

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2019	$		9,351		MYR	39,167	$0	$(18)
	12/2019			26,482		THB	810,351	53	0
HUS	10/2019		ARS	108,219	$		1,673	0	(30)
	10/2019		BRL	19,165			4,602	0	(11)
	10/2019		CLP	1,385,797			1,902	1	0
	10/2019		CZK	1,773,139			75,658	717	0
	10/2019		EGP	117,031			6,868	0	(281)
	10/2019		RON	38,181			8,941	172	0
	10/2019	$		767		ARS	50,167	21	(1)
	10/2019			4,603		BRL	19,165	10	0
	10/2019			4,193		CLP	3,042,203	0	(21)
	10/2019			18,518		MXN	362,692	0	(161)
	10/2019			688		TRY	3,973	10	0
	10/2019		ZAR	2,528,886	$		179,065	12,219	0
	11/2019		EUR	338			373	3	0
	11/2019		TWD	514,034			16,420	0	(202)
	11/2019	$		4,783		EGP	86,386	460	0
	11/2019			2,893		RUB	192,637	61	0
	11/2019		UYU	44,887	$		1,217	11	0
	12/2019		CLP	3,042,203			4,198	20	0
	12/2019		IDR	62,306,053			4,384	32	0
	12/2019		KRW	14,132,142			11,658	0	(152)
	12/2019	$		11,474		RUB	771,570	307	0
	01/2020		NGN	1,287,280	$		3,261	0	(233)
	01/2020	$		71,529		CZK	1,672,992	0	(657)
	02/2020			4,334		PLN	16,977	0	(92)
	03/2020		EUR	646		RON	3,130	4	0
	05/2020		NGN	140,752	$		367	0	(6)
	06/2020			186,240			485	0	(8)
	09/2020			2,317,500			6,000	12	0
IND	12/2019		THB	107,948			3,543	8	0
	12/2019	$		2,345		MYR	9,841	0	0
JPM	10/2019		ARS	1,069,144	$		16,638	0	(185)
	10/2019		BRL	35,161			8,443	0	(19)
	10/2019		CZK	108,616			4,681	90	0
	10/2019		MXN	3,870,744			200,042	4,129	0
	10/2019		RON	113,117			27,021	1,040	0
	10/2019	$		8,420		BRL	35,161	42	0
	10/2019			159		CZK	3,713	0	(2)
	10/2019			7,046		EGP	119,747	269	0
	10/2019			13,164		RON	55,211	0	(484)
	10/2019			44,308		TRY	254,730	541	0
	10/2019		ZAR	26,962	$		1,849	71	0
	11/2019		EGP	250,000			14,689	0	(485)
	11/2019		EUR	755			840	14	0
	11/2019		KZT	1,313,455			3,321	0	(20)
	11/2019		TWD	372,741			11,898	0	(154)
	11/2019	$		8,217		PEN	28,064	94	0
	11/2019		UYU	31,032	$		845	11	0
	12/2019		IDR	59,331,960			4,110	0	(34)
	12/2019		ILS	39,576			11,292	0	(138)
	12/2019	$		12,117		IDR	173,880,722	27	0
	12/2019			4,769		THB	145,910	8	0
	01/2020		MXN	2,565	$		128	0	0
	01/2020		NGN	1,289,061			3,251	0	(248)
	01/2020	$		149,402		BRL	585,575	0	(9,242)
	01/2020			147,658		MXN	2,892,845	0	(3,586)
	02/2020		NGN	2,742,530	$		7,250	0	(186)
	02/2020	$		77,720		HUF	22,981,393	0	(2,313)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2020	$		14		NGN	5,161	$0	$0
	02/2020			69,846		PLN	274,283	0	(1,322)
	03/2020		EUR	1,157		RON	5,608	8	0
	05/2020		NGN	139,795	$		365	0	(6)
	05/2020	$		3,555		NGN	1,368,953	78	0
	09/2020		NGN	1,386,720	$		3,600	14	0
MYI	10/2019		BRL	33,161			7,963	0	(18)
	10/2019	$		8,010		BRL	33,161	0	(29)
	10/2019			6,921		CLP	4,996,962	0	(65)
	10/2019			8,213		RON	35,010	0	(172)
	10/2019			3,946		TRY	22,681	39	0
	10/2019			25,457		ZAR	365,151	0	(1,366)
	10/2019		ZAR	70,163	$		4,993	364	0
	11/2019		TWD	885,787			28,201	0	(441)
	12/2019		THB	111,386			3,638	0	(9)
	12/2019		TWD	335,301			10,904	38	0
	12/2019	$		41,144		MYR	173,070	95	0
	01/2020		BRL	111,875	$		28,400	1,622	0
	01/2020		EGP	173,782			9,938	0	(397)
	03/2020		EUR	15,070		RON	72,992	81	0
	03/2020		RON	35,375		EUR	7,120	0	(242)
	03/2020	$		12,420		ARS	866,916	0	(2,335)
	04/2020		BRL	41,500	$		9,866	0	(14)
	04/2020	$		10,952		BRL	41,500	0	(1,072)
	09/2020		EGP	37,690	$		2,082	3	0
RBC	10/2019		PEN	27,101			8,173	140	0
	10/2019	$		4,612		CLP	3,346,517	0	(21)
	10/2019			16,286		MXN	319,533	0	(114)
	12/2019		CLP	3,346,517	$		4,617	22	0
RYL	10/2019		RON	106,295			25,219	805	0
	10/2019		ZAR	53,001			3,435	0	(62)
	12/2019		THB	99,685			3,260	0	(5)
	02/2020	$		264		PLN	1,037	0	(5)
	03/2020		CNH	332,805	$		46,153	0	(275)
	03/2020		EUR	15,062		RON	72,992	90	0
SCX	10/2019		BRL	200,567	$		48,464	192	0
	10/2019	$		48,162		BRL	200,567	110	0
	10/2019			38,281		RON	164,273	0	(551)
	10/2019			4,825		RUB	325,281	182	0
	10/2019			3,376		TRY	19,415	35	0
	10/2019			3,765		ZAR	58,123	70	0
	11/2019		EGP	177,546	$		10,481	0	(295)
	11/2019		KZT	2,119,613			5,349	0	(43)
	11/2019	$		48,371		BRL	200,567	0	(211)
	12/2019			30,340		IDR	440,904,406	454	0
	02/2020		HUF	467,900	$		1,580	44	0
SOG	10/2019		GBP	11,225			13,727	0	(74)
	10/2019		RUB	534,990			8,308	74	0
	10/2019	$		8,734		ZAR	134,936	169	0
	11/2019			9,512		TRY	63,666	1,600	0
	12/2019		TRY	113,254	$		17,645	0	(1,946)
	03/2020		CNH	79,975			11,093	0	(64)
SSB	10/2019	$		259		MXN	5,080	0	(2)
	10/2019			2,684		ZAR	40,974	19	0
	10/2019		ZAR	92,779	$		6,587	465	0
	02/2020		HUF	254,809			837	1	0
TOR	10/2019	$		9		TRY	53	0	0
UAG	10/2019		JPY	2,113,800	$		19,640	91	0
	10/2019		RON	23,357			5,476	112	0

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	10/2019	$	22,550	JPY	2,379,000	$0	$(547)
	11/2019		19,685		2,113,800	0	(92)
	12/2019		10,290	KRW	12,294,492	0	(15)
	02/2020		22,439	PLN	87,889	0	(482)

Total Forward Foreign Currency Contracts						$47,788	$(72,789)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Call - OTC USD versus MXN	MXN	28.000	11/22/2019	69,600	$7	$1
GLM	Put - OTC USD versus BRL	BRL	4.015	12/12/2019	5,000	87	38
HUS	Call - OTC USD versus MXN	MXN	26.500	11/25/2019	31,800	3	1
	Call - OTC USD versus PLN	PLN	5.110	11/07/2019	125,000	13	1

						$110	$41

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	$	76.500	10/03/2019	130,200	$5	$0

Total Purchased Options						$115	$41

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400%	12/18/2019	6,600	$(4)	$(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	6,600	(8)	(4)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	2,200	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	2,200	(3)	(3)
BRC	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	3,300	(2)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	3,300	(4)	(3)
CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	16,100	(18)	(16)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	15,700	(8)	(7)
CKL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	10,700	(8)	(5)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	10,700	(11)	(4)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	3,300	(2)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	3,300	(3)	(2)
DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	6,200	(5)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	6,200	(5)	(5)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	4,500	(2)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	4,500	(7)	(5)
FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	73,100	(66)	(73)
MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	5,600	(3)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	5,600	(5)	(5)

						$(165)	$(145)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	13.000	08/26/2020	15,700	$(1,307)	$(74)
BRC	Call - OTC USD versus ZAR	ZAR	15.043	11/05/2019	6,000	(181)	(148)
DUB	Call - OTC USD versus TRY	TRY	13.000	08/27/2020	15,300	(1,356)	(72)
FBF	Call - OTC USD versus TRY		13.000	08/26/2020	15,600	(1,206)	(73)
GLM	Put - OTC USD versus BRL	BRL	3.880	12/12/2019	5,000	(33)	(12)
	Call - OTC USD versus BRL		4.280	12/12/2019	5,000	(56)	(70)

						$(4,139)	$(449)

Total Written Options						$(4,304)	$(594)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
											Asset	Liability
BOA	Peru Government International Bond	1.000%	Quarterly	09/20/2020	0.099%	$		600	$(25)	$31	$6	$0
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	1.188		EUR	21,700	(479)	454	0	(25)
BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.391	$		2,700	0	5	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295			5,400	15	(5)	10	0
CBK	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295			4,000	15	(7)	8	0
DUB	Egypt Government International Bond	1.000	Quarterly	06/20/2020	1.528			5,500	(160)	141	0	(19)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.295			2,200	8	(4)	4	0
FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.305			10,000	(853)	576	0	(277)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.255			1,400	(7)	35	28	0
GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.070			9,000	24	60	84	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.464			1,200	(12)	3	0	(9)
HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.322			14,600	76	0	76	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.255			6,900	(28)	168	140	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	0.788			3,900	6	5	11	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	1.232			6,100	(141)	133	0	(8)

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Nigeria Government International Bond	1.000%	Quarterly	12/20/2019	1.046%	$	15,100	$(194)	$197	$3	$0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.464		1,300	(13)	3	0	(10)
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	1.232		2,800	(62)	58	0	(4)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	2.173		5,800	(454)	341	0	(113)
NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002		13,400	(27)	31	4	0

								$(2,311)	$2,225	$379	$(465)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GLM	Floating rate equal to 3-Month TRY-LIBOR less 0.223% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	04/16/2024	TRY	34,700	$	6,006	$2	$2,670	$2,672	$0
GST	Floating rate equal to 3-Month USD-LIBOR Plus 0.145% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	11/18/2020	$	52,317	TRY	303,700	74	(2,390)	0	(2,316)
	Floating rate equal to 3-Month USD-LIBOR Plus 0.148% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	11/18/2020		9,426		55,000	12	(502)	0	(490)
	Floating rate equal to 3-Month USD-LIBOR Plus 0.176% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	09/16/2020		28,717		163,400	(4)	(1,518)	0	(1,522)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
												Asset	Liability
HUS	Floating rate equal to 3-Month TRY-LIBOR less 0.197% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/27/2020	TRY	57,987	$		12,081	$(18)	$(1,084)	$0	$(1,102)
	Floating rate equal to 3-Month USD-LIBOR Plus 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	11/18/2020	$	7,834		TRY	45,400	(93)	(201)	0	(294)
MYC	Floating rate equal to 3-Month USD-LIBOR Plus 0.145% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	11/18/2020		18,176			105,600	(151)	(678)	0	(829)

										$(178)	$(3,703)	$2,672	$(6,553)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Receive	3-Month CNY- CNREPOFIX	2.790%	Quarterly	08/23/2024	CNY	323,900	$0	$241	$241	$0
	Pay	6-Month THB-THBFIX	2.220	Semi-Annual	11/23/2020	THB	211,400	0	79	79	0
BOA	Receive	1-Year ILS-TELBOR	0.285	Annual	02/16/2020	ILS	135,500	0	(66)	0	(66)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		88,300	0	(56)	0	(56)
	Pay	1-Year ILS-TELBOR	1.963	Annual	02/16/2028		28,700	(2)	932	930	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	589	589	0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/26/2024	COP	27,739,000	0	(292)	0	(292)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/15/2029		19,262,000	0	(399)	0	(399)
BPS	Pay	1-Year ILS-TELBOR	1.805	Annual	12/12/2025	ILS	1,700	0	46	46	0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/13/2024	COP	35,601,000	0	(378)	0	(378)
	Pay	3-Month COP-IBR Compounded-OIS	5.240	Quarterly	04/29/2024		31,289,000	0	301	301	0
	Receive	3-Month COP-IBR Compounded-OIS	5.610	Quarterly	02/11/2026		81,064,000	0	(1,186)	0	(1,186)

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month COP-IBR Compounded-OIS	5.960%	Quarterly	06/21/2026	COP	18,583,800	$0	$370	$370	$0
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	01/11/2029		77,875,400	24	(1,530)	0	(1,506)
	Receive	3-Month COP-IBR Compounded-OIS	5.980	Quarterly	02/12/2029		19,455,000	0	(374)	0	(374)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/13/2029		41,705,000	0	(865)	0	(865)
	Pay	6-Month THB-THBFIX	3.385	Semi-Annual	01/23/2021	THB	266,600	(1)	267	266	0
	Pay	6-Month THB-THBFIX	2.390	Semi-Annual	12/19/2028		572,000	0	1,624	1,624	0
	Pay	6-Month THB-THBFIX	2.417	Semi-Annual	12/19/2028		572,000	0	1,668	1,668	0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	214,300	0	(139)	0	(139)
	Pay	1-Year ILS-TELBOR	1.050	Annual	02/27/2024		12,800	0	139	139	0
	Receive	1-Year ILS-TELBOR	0.513	Annual	08/12/2024		39,500	0	(84)	0	(84)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	1,414	1,414	0
BSH	Receive	6-Month CLP-CHILIBOR	2.910	Semi-Annual	06/06/2023	CLP	10,000,000	0	(516)	0	(516)
	Pay	6-Month CLP-CHILIBOR	3.790	Semi-Annual	03/14/2026		15,998,900	0	2,141	2,141	0
	Receive	6-Month CLP-CHILIBOR	3.300	Semi-Annual	06/21/2029		3,550,000	0	(346)	0	(346)
CBK	Pay	1-Year ILS-TELBOR	1.041	Annual	05/15/2024	ILS	80,700	0	826	826	0
	Receive	1-Year ILS-TELBOR	0.950	Annual	05/23/2024		146,100	0	(1,302)	0	(1,302)
	Receive	1-Year ILS-TELBOR	0.485	Annual	08/09/2024		64,700	0	(114)	0	(114)
	Pay	3-Month COP-IBR Compounded-OIS	4.840	Quarterly	03/22/2021	COP	24,025,600	0	72	72	0
	Pay	3-Month COP-IBR Compounded-OIS	5.120	Quarterly	12/11/2021		44,294,200	0	256	256	0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/26/2024		76,479,000	0	(804)	0	(804)
	Pay	3-Month COP-IBR Compounded-OIS	5.255	Quarterly	04/29/2024		27,422,000	0	269	269	0
	Pay	3-Month COP-IBR Compounded-OIS	4.582	Quarterly	06/18/2024		16,550,000	0	16	16	0
	Pay	3-Month COP-IBR Compounded-OIS	5.780	Quarterly	06/07/2026		21,863,000	0	373	373	0
	Pay	3-Month COP-IBR Compounded-OIS	6.395	Quarterly	10/24/2028		29,025,400	0	843	843	0
	Receive	3-Month COP-IBR Compounded-OIS	5.990	Quarterly	01/14/2029		42,660,700	(6)	(845)	0	(851)
	Pay	3-Month COP-IBR Compounded-OIS	5.770	Quarterly	03/26/2029		28,930,500	0	397	397	0
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	05/10/2029		29,665,000	0	(547)	0	(547)
	Receive	3-Month COP-IBR Compounded-OIS	5.880	Quarterly	05/20/2029		16,118,000	0	(265)	0	(265)
	Pay	6-Month CLP-CHILIBOR	3.650	Semi-Annual	11/14/2023	CLP	326,700	0	32	32	0
	Receive	6-Month CLP-CHILIBOR	3.763	Semi-Annual	05/24/2029		2,445,900	(38)	(349)	0	(387)
	Pay	6-Month THB-THBFIX	2.190	Semi-Annual	11/23/2020	THB	124,600	0	45	45	0
	Pay	6-Month THB-THBFIX	3.520	Semi-Annual	01/13/2021		36,700	0	38	38	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/15/2021		177,700	0	177	177	0
	Pay	6-Month THB-THBFIX	2.625	Semi-Annual	07/27/2025		618,900	0	1,508	1,508	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	09/23/2025		294,600	0	823	823	0
	Receive(7)	6-Month THB-THBFIX	1.388	Semi-Annual	12/18/2028		411,900	0	0	0	0
DUB	Pay	1-Year BRL-CDI	7.238	Maturity	01/04/2021	BRL	285,600	0	2,162	2,162	0
	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020	ILS	89,200	0	(68)	0	(68)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	1-Year ILS-TELBOR	0.590%	Annual	10/11/2020	ILS	284,000	$0	$(754)	$0	$(754)
	Receive	1-Year ILS-TELBOR	0.690	Annual	09/27/2027		25,100	0	1	1	0
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		11,000	0	378	378	0
	Pay	3-Month COP-IBR Compounded-OIS	5.320	Quarterly	03/17/2020	COP	23,430,000	0	40	40	0
	Pay	3-Month COP-IBR Compounded-OIS	4.910	Quarterly	03/16/2021		94,278,300	0	310	310	0
	Pay	3-Month COP-IBR Compounded-OIS	5.275	Quarterly	04/04/2023		15,847,400	0	152	152	0
	Receive	3-Month COP-IBR Compounded-OIS	5.300	Quarterly	02/12/2024		37,015,000	0	(376)	0	(376)
	Pay	3-Month COP-IBR Compounded-OIS	5.171	Quarterly	05/21/2024		135,854,300	0	1,160	1,160	0
	Receive	3-Month COP-IBR Compounded-OIS	6.445	Quarterly	07/01/2025		22,000,000	0	(620)	0	(620)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/15/2029		8,379,000	0	(174)	0	(174)
	Pay	6-Month THB-THBFIX	2.015	Semi-Annual	08/17/2020	THB	194,000	0	44	44	0
	Pay	6-Month THB-THBFIX	2.200	Semi-Annual	11/23/2020		90,600	0	33	33	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/15/2021		126,900	0	126	126	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/21/2021		255,630	(1)	257	256	0
	Pay	6-Month THB-THBFIX	3.390	Semi-Annual	01/23/2021		236,600	(1)	238	237	0
	Pay	6-Month THB-THBFIX	1.930	Semi-Annual	02/26/2021		31,300	0	10	10	0
	Pay	6-Month THB-THBFIX	2.580	Semi-Annual	10/19/2025		162,100	0	444	444	0
FBF	Pay	6-Month CLP-CHILIBOR	3.270	Semi-Annual	03/18/2021	CLP	10,010,000	0	337	337	0
	Pay	6-Month THB-THBFIX	2.023	Semi-Annual	08/17/2020	THB	27,000	0	6	6	0
	Pay	6-Month THB-THBFIX	2.780	Semi-Annual	09/23/2025		50,980	0	140	140	0
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	ILS	278,500	2	(141)	0	(139)
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		179,600	0	(86)	0	(86)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		178,100	13	(127)	0	(114)
	Pay	1-Year ILS-TELBOR	1.408	Annual	12/10/2023		244,300	0	3,999	3,999	0
	Pay	1-Year ILS-TELBOR	1.048	Annual	02/27/2024		214,200	0	2,311	2,311	0
	Receive	1-Year ILS-TELBOR	0.950	Annual	05/23/2024		91,200	0	(813)	0	(813)
	Receive	1-Year ILS-TELBOR	0.960	Annual	05/24/2024		235,300	0	(2,130)	0	(2,130)
	Receive	1-Year ILS-TELBOR	0.520	Annual	08/12/2024		51,200	0	(115)	0	(115)
	Pay	1-Year ILS-TELBOR	1.898	Annual	12/17/2025		59,900	0	1,733	1,733	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		3,200	0	104	104	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	1,137	1,137	0
	Receive	1-Year ILS-TELBOR	0.720	Annual	06/20/2028		20,200	0	17	17	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	589	589	0
	Pay	3-Month COP-IBR Compounded-OIS	5.495	Quarterly	08/30/2023	COP	12,586,800	0	149	149	0
	Receive	3-Month COP-IBR Compounded-OIS	5.338	Quarterly	02/14/2024		151,326,000	(7)	(1,594)	0	(1,601)
	Pay	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	03/21/2024		16,490,000	0	338	338	0
	Pay	3-Month COP-IBR Compounded-OIS	5.170	Quarterly	05/23/2024		11,411,000	0	97	97	0
	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024		114,457,000	(9)	(534)	0	(543)
	Pay	3-Month COP-IBR Compounded-OIS	6.120	Quarterly	10/16/2024		26,001,500	(3)	571	568	0
	Receive	6-Month CLP-CHILIBOR	2.050	Semi-Annual	08/01/2021	CLP	21,555,000	0	(184)	0	(184)
	Pay	6-Month CLP-CHILIBOR	3.455	Semi-Annual	06/02/2022		12,855,400	0	844	844	0
	Pay	6-Month CLP-CHILIBOR	3.535	Semi-Annual	11/14/2022		5,515,400	0	424	424	0
	Receive	6-Month CLP-CHILIBOR	3.015	Semi-Annual	06/20/2026		5,445,000	0	(366)	0	(366)
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	2,710	2,710	0
	Pay	6-Month CLP-CHILIBOR	3.830	Semi-Annual	05/22/2029		6,734,700	0	1,123	1,123	0

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay(7)	6-Month CLP-CHILIBOR	4.319%	Semi-Annual	05/22/2029	CLP	10,120,000	$0	$808	$808	$0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029		1,715,500	0	160	160	0
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023	THB	781,200	183	476	659	0
	Pay	6-Month THB-THBFIX	2.175	Semi-Annual	06/19/2029		800	0	2	2	0
GST	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,500	17	(434)	0	(417)
	Receive	6-Month THB-THBFIX	1.265	Semi-Annual	08/26/2020	THB	3,959,500	0	91	91	0
	Receive(7)	6-Month THB-THBFIX	1.332	Semi-Annual	12/18/2026		450,000	0	9	9	0
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	ILS	93,400	0	(60)	0	(60)
	Pay	1-Year ILS-TELBOR	1.018	Annual	03/11/2024		117,300	0	1,210	1,210	0
	Pay	1-Year ILS-TELBOR	1.018	Annual	05/15/2024		92,000	0	910	910	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	635	636	0
	Pay	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	03/21/2024	COP	30,644,600	0	629	629	0
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023	THB	308,900	10	250	260	0
	Pay	6-Month THB-THBFIX	2.505	Semi-Annual	01/28/2025		118,800	0	244	244	0
	Pay	6-Month THB-THBFIX	2.545	Semi-Annual	01/26/2027		219,200	0	602	602	0
	Pay	6-Month THB-THBFIX	2.195	Semi-Annual	06/19/2029		6,000	0	14	14	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020	ILS	78,300	0	(61)	0	(61)
	Receive	1-Year ILS-TELBOR	0.475	Annual	08/09/2024		67,300	0	(109)	0	(109)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	575	575	0
	Receive	3-Month CNY-CNREPOFIX	2.748	Quarterly	08/20/2024	CNY	64,000	0	65	65	0
	Pay	3-Month COP-IBR Compounded-OIS	5.230	Quarterly	05/28/2020	COP	28,690,000	0	68	68	0
	Pay	3-Month COP-IBR Compounded-OIS	4.840	Quarterly	03/22/2021		51,628,600	0	154	154	0
	Pay	3-Month COP-IBR Compounded-OIS	5.250	Quarterly	04/23/2024		43,681,500	0	427	427	0
	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024		48,804,400	0	(231)	0	(231)
	Pay	3-Month COP-IBR Compounded-OIS	4.607	Quarterly	06/17/2024		37,598,500	0	47	47	0
	Pay	3-Month COP-IBR Compounded-OIS	5.730	Quarterly	06/21/2024		24,420,500	0	372	372	0
	Receive	3-Month COP-IBR Compounded-OIS	5.630	Quarterly	02/07/2026		16,543,000	0	(248)	0	(248)
	Pay	3-Month COP-IBR Compounded-OIS	5.770	Quarterly	06/07/2026		36,887,000	0	623	623	0
	Receive	3-Month COP-IBR Compounded-OIS	6.390	Quarterly	11/21/2028		37,114,100	0	(1,053)	0	(1,053)
	Receive	3-Month COP-IBR Compounded-OIS	6.320	Quarterly	12/10/2028		28,956,000	0	(766)	0	(766)
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029		31,432,000	0	(589)	0	(589)
	Receive	6-Month CLP-CHILIBOR	3.540	Semi-Annual	06/04/2029	CLP	4,085,000	0	(531)	0	(531)
	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,300	0	(417)	0	(417)
	Pay	6-Month THB-THBFIX	3.320	Semi-Annual	07/29/2020	THB	413,900	(4)	261	257	0
	Pay	6-Month THB-THBFIX	1.950	Semi-Annual	06/19/2029		87,200	0	141	141	0
MYC	Pay	3-Month COP-IBR Compounded-OIS	4.795	Quarterly	03/03/2020	COP	28,095,000	0	27	27	0
SCX	Receive	3-Month CNY-CNREPOFIX	2.895	Quarterly	09/17/2024	CNY	122,400	0	11	11	0

								$178	$23,243	$46,463	$(23,042)

Total Swap Agreements								$(2,311)	$21,765	$49,514	$(30,060)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$320	$320	$0	$0	$0	$0	$320	$(380)	$(60)
BOA	743	0	1,525	2,268	(3,261)	0	(838)	(4,099)	(1,831)	2,013	182
BPS	2,532	1	4,290	6,823	(9,017)	(84)	(4,309)	(13,410)	(6,587)	6,427	(160)
BRC	1,860	0	1,553	3,413	(2,350)	(152)	(223)	(2,725)	688	(1,186)	(498)
BSH	0	0	2,141	2,141	0	0	(862)	(862)	1,279	0	1,279
BSS	318	0	0	318	0	0	0	0	318	(1,430)	(1,112)
CBK	12,377	0	5,683	18,060	(20,078)	(23)	(4,270)	(24,371)	(6,311)	7,094	783
CKL	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
DBL	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
DUB	1,065	0	5,357	6,422	(1,724)	(72)	(2,011)	(3,807)	2,615	(3,424)	(809)
FBF	150	0	511	661	(3,582)	(146)	(277)	(4,005)	(3,344)	3,285	(59)
GLM	1,322	38	20,444	21,804	(1,534)	(82)	(6,091)	(7,707)	14,097	(13,930)	167
GST	0	0	184	184	0	0	(4,754)	(4,754)	(4,570)	2,604	(1,966)
HUS	14,060	2	4,732	18,794	(1,855)	0	(1,464)	(3,319)	15,475	(15,677)	(202)
IND	8	0	0	8	0	0	0	0	8	0	8
JPM	6,436	0	2,732	9,168	(18,424)	0	(4,132)	(22,556)	(13,388)	13,812	424
MEI	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
MYC	0	0	27	27	0	0	(829)	(829)	(802)	(255)	(1,057)
MYI	2,242	0	0	2,242	(6,160)	0	0	(6,160)	(3,918)	3,693	(225)
NGF	0	0	4	4	0	0	0	0	4	0	4
RBC	162	0	0	162	(135)	0	0	(135)	27	(120)	(93)
RYL	895	0	0	895	(347)	0	0	(347)	548	(940)	(392)
SCX	1,087	0	11	1,098	(1,100)	0	0	(1,100)	(2)	(130)	(132)
SOG	1,843	0	0	1,843	(2,084)	0	0	(2,084)	(241)	290	49
SSB	485	0	0	485	(2)	0	0	(2)	483	(530)	(47)
UAG	203	0	0	203	(1,136)	0	0	(1,136)	(933)	941	8

Total Over the Counter	$47,788	$41	$49,514	$97,343	$(72,789)	$(594)	$(30,060)	$(103,443)

(n)

Securities with an aggregate market value of $40,159 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24
Swap Agreements	0	0	0	0	2,033	2,033

	$0	$0	$0	$0	$2,057	$2,057

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47,788	$0	$47,788
Purchased Options	0	0	0	41	0	41
Swap Agreements	0	379	0	2,672	46,463	49,514

	$0	$379	$0	$50,501	$46,463	$97,343

	$0	$379	$0	$50,501	$48,520	$99,400

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	0	0	0	2,075	2,075

	$0	$0	$0	$0	$2,092	$2,092

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72,789	$0	$72,789
Written Options	0	145	0	449	0	594
Swap Agreements	0	465	0	6,553	23,042	30,060

	$0	$610	$0	$79,791	$23,042	$103,443

	$0	$610	$0	$79,791	$25,134	$105,535

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(22)	$(22)
Futures	0	0	0	0	9,749	9,749
Swap Agreements	0	1,671	0	0	(17,265)	(15,594)

	$0	$1,671	$0	$0	$(7,538)	$(5,867)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,904)	$0	$(5,904)
Purchased Options	0	0	0	(99)	0	(99)
Written Options	0	355	0	843	0	1,198
Swap Agreements	0	642	0	1,068	11,161	12,871

	$0	$997	$0	$(4,092)	$11,161	$8,066

	$0	$2,668	$0	$(4,092)	$3,623	$2,199

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(2,015)	(2,015)
Swap Agreements	0	(8)	0	0	13,616	13,608

	$0	$(8)	$0	$0	$11,600	$11,592

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,722)	$0	$(11,722)
Purchased Options	0	0	0	148	(5)	143
Written Options	0	(43)	0	1,493	0	1,450
Swap Agreements	0	1,259	0	(2,244)	8,422	7437

	$0	$1,216	$0	$(12,325)	$8,417	$(2,692)

	$0	$1,208	$0	$(12,325)	$20,017	$8,900

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$15,446	$0	$15,446
Brazil
Corporate Bonds & Notes	0	33,785	0	33,785
Loan Participations and Assignments	0	0	22,956	22,956
Sovereign Issues	0	83,827	0	83,827
Cayman Islands
Asset-Backed Securities	0	0	9,544	9,544
Corporate Bonds & Notes	0	12,098	0	12,098
Chile
Sovereign Issues	0	53,713	0	53,713
China
Sovereign Issues	0	45,144	0	45,144

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Colombia
Corporate Bonds & Notes	$0	$29,510	$0	$29,510
Sovereign Issues	0	158,742	0	158,742
Costa Rica
Sovereign Issues	0	1,920	0	1,920
Czech Republic
Sovereign Issues	0	46,945	0	46,945
Dominican Republic
Sovereign Issues	0	43,359	0	43,359
El Salvador
Sovereign Issues	0	1,969	0	1,969
Germany
Corporate Bonds & Notes	0	45,538	0	45,538
Ghana
Sovereign Issues	0	9,647	0	9,647
Hong Kong
Corporate Bonds & Notes	0	20,919	0	20,919
Hungary
Sovereign Issues	0	162,215	0	162,215
India
Corporate Bonds & Notes	0	8,388	0	8,388
Indonesia
Corporate Bonds & Notes	0	9,163	0	9,163
Sovereign Issues	0	3,520	0	3,520
Ireland
Corporate Bonds & Notes	0	1,724	0	1,724
Italy
Corporate Bonds & Notes	0	4,064	0	4,064
Ivory Coast
Sovereign Issues	0	3,844	0	3,844
Jersey, Channel Islands
Asset-Backed Securities	0	0	7,690	7,690
Kazakhstan
Corporate Bonds & Notes	0	7,870	0	7,870
Luxembourg
Corporate Bonds & Notes	0	9,522	0	9,522
Malaysia
Sovereign Issues	0	67,229	0	67,229
Mauritius
Corporate Bonds & Notes	0	6,041	0	6,041
Mexico
Corporate Bonds & Notes	0	62,940	0	62,940
Sovereign Issues	0	47,195	0	47,195
Mongolia
Sovereign Issues	0	2,933	0	2,933
Netherlands
Asset-Backed Securities	0	436	0	436
Corporate Bonds & Notes	0	238	0	238
Nigeria
Sovereign Issues	0	3,261	0	3,261
Oman
Sovereign Issues	0	2,607	0	2,607
Peru
Corporate Bonds & Notes	0	16,802	0	16,802
Sovereign Issues	0	187,770	0	187,770
Philippines
Sovereign Issues	0	26,906	0	26,906
Poland
Sovereign Issues	0	224,844	0	224,844

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO Emerging Markets Local Currency  and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Qatar
Loan Participations and Assignments	$0	$0	$26,733	$26,733
Romania
Sovereign Issues	0	15,213	0	15,213
Russia
Sovereign Issues	0	168,593	0	168,593
South Africa
Corporate Bonds & Notes	0	20,410	0	20,410
Sovereign Issues	0	162,272	0	162,272
South Korea
Sovereign Issues	0	481	0	481
Spain
Sovereign Issues	0	1,008	0	1,008
Thailand
Sovereign Issues	0	65,012	0	65,012
Turkey
Sovereign Issues	0	108,737	0	108,737
Ukraine
Sovereign Issues	0	22,025	0	22,025
United Kingdom
Corporate Bonds & Notes	0	21,119	0	21,119
Non-Agency Mortgage-Backed Securities	0	12,382	0	12,382
United States
Asset-Backed Securities	0	106,179	0	106,179
Corporate Bonds & Notes	0	120,144	0	120,144
Loan Participations and Assignments	0	4,529	0	4,529
Non-Agency Mortgage-Backed Securities	0	48,918	0	48,918
U.S. Government Agencies	0	248,987	0	248,987
Short-Term Instruments
Repurchase Agreements	0	472	0	472
Short-Term Notes	0	9,516	0	9,516
Argentina Treasury Bills	0	6,746	0	6,746
Nigeria Treasury Bills	0	12,065	0	12,065
U.S. Treasury Bills	0	44,334	0	44,334
	$0	$2,661,216	$66,923	$2,728,139

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$67,578	$0	$0	$67,578
Total Investments	$67,578	$2,661,216	$66,923	$2,795,717

Short Sales, at Value - Liabilities
Argentina
Sovereign Issues	$0	$(15,940)	$0	$(15,940)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	24	2,033	0	2,057
Over the counter	0	97,343	0	97,343
	$24	$99,376	$0	$99,400

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	(2,075)	0	(2,092)
Over the counter	0	(103,443)	0	(103,443)
	$(17)	$(105,518)	$0	$(105,535)
Total Financial Derivative Instruments	$7	$(6,142)	$0	$(6,135)
Totals	$67,585	$2,639,134	$66,923	$2,773,642

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Brazil Loan Participations and Assignments	$22,536	$0	$0	$0	$0	$420	$0	$0	$22,956	$420
Cayman Islands Asset-Backed Securities	0	10,541	(1,059)	6	4	52	0	0	9,544	52
Jersey, Channel Islands Asset-Backed Securities	0	9,555	(1,938)	21	25	27	0	0	7,690	27
Mexico	0	0	0	0	0	0	0	0	0	0
Qatar Loan Participations and Assignments	26,599	0	0	52	0	82	0	0	26,733	82

Totals	$49,135	$20,096	$(2,997)	$79	$29	$581	$0	$0	$66,923	$581

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$22,956	Proxy Pricing		Base Price	101.080
Cayman Islands
Asset-Backed Securities	9,544	Other Valuation Techniques(2)		—	—
Jersey, Channel Islands
Asset-Backed Securities	7,690	Other Valuation Techniques(2)		—	—
Qatar
Loan Participations and Assignments	26,733	Third Party Vendor		Broker Quote	99.750

Total	$66,923

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

54	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

56	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

58	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

60	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$208,198	$(207,000)	$(3)	$1	$1,196	$376	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$168,491	$1,292,362	$(1,394,500)	$20	$9	$66,382	$762	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that

62	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Notes to Financial Statements (Cont.)

the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated

64	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Notes to Financial Statements (Cont.)

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

66	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Notes to Financial Statements (Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is

68	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements (Cont.)

exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements  convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would

70	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements (Cont.)

cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest

72	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Notes to Financial Statements (Cont.)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

74	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Notes to Financial Statements (Cont.)

transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early

76	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement

78	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$68,459	$286,984

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$859,886	$706,241	$1,183,346	$1,611,997

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	14,593	$100,253	131,412		$889,980

I-2	3,556	24,111	9,728		66,718

I-3	493	3,343	1,056		7,150	(a)

Administrative Class	0	0	34	(b)	246	(b)

Class A	788	5,488	5,198		35,523

Class C	75	521	277		1,905

Issued as reinvestment of distributions

Institutional Class	9,765	66,764	28,701		194,485

I-2	340	2,329	510		3,462

I-3	39	271	14		96	(a)

Administrative Class	0	0	16	(b)	108	(b)

Class A	198	1,354	614		4,163

Class C	39	268	92		628

Cost of shares redeemed

Institutional Class	(224,642)	(1,525,068)	(219,652)		(1,491,465)

I-2	(4,114)	(28,025)	(11,481)		(78,351)

I-3	(140)	(980)	(72)		(477	)(a)

Administrative Class	0	0	(593	)(b)	(3,845	)(b)

Class A	(4,934)	(33,284)	(7,393)		(50,152)

Class C	(493)	(3,434)	(963)		(6,621)

Net increase (decrease) resulting from Fund share transactions	(204,437)	$(1,386,089)	(62,502)		$(426,447)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.

As of September 30, 2019, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 27% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

80	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2019

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Local Currency and Bond Fund	$124,440	$111,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,954,274	$281,808	$(446,880)	$(165,072)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
BSS	Banco Santander S.A.	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CKL	Citibank N.A. London	RDR	RBC Capital Markets LLC
DBL	Deutsche Bank AG London	RYL	Royal Bank of Scotland PLC
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FAR	Wells Fargo Bank National Association	SBI	Citigroup Global Markets Ltd.
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JML	JP Morgan Securities Plc	UBS	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	KZT	Kazakhstani Tenge
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CLP	Chilean Peso	NGN	Nigerian Naira
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DOP	Dominican Peso	RUB	Russian Ruble
EGP	Egyptian Pound	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	UAH	Ukrainian Hryvnia
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	UYU	Uruguayan Peso
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	IBR	Indicador Bancario de Referencia
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	3 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

82	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	PRIBOR	Prague Interbank Offered Rate
BBR	Bank Bill Rate	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
CHILIBOR	Chile Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	TELBOR	Tel Aviv Inter-Bank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	THBFIX	Thai Baht Floating-Rate Fix
JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	UMBS	Uniform Mortgage-Backed Security
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate
OIS	Overnight Index Swap

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

84	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

86	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

88	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

90	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

92	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4011SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO High Yield Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO HIGH YIELD FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO HIGH YIELD FUND

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO High Yield Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

6	PIMCO HIGH YIELD FUND

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO High Yield Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	4.34%	7.48%	5.38%	7.40%	7.63%
PIMCO High Yield Fund I-2	4.29%	7.37%	5.27%	7.30%	7.52%
PIMCO High Yield Fund I-3	4.27%	7.33%	5.22%	7.25%	7.44%
PIMCO High Yield Fund Administrative Class	4.21%	7.21%	5.11%	7.14%	7.36%
PIMCO High Yield Fund Class A	4.16%	7.10%	5.01%	7.03%	7.23%
PIMCO High Yield Fund Class A (adjusted)	0.26%	3.09%	4.21%	6.62%	7.05%
PIMCO High Yield Fund Class C	3.78%	6.31%	4.23%	6.24%	6.43%
PIMCO High Yield Fund Class C (adjusted)	2.78%	5.31%	4.23%	6.24%	6.43%
PIMCO High Yield Fund Class R	4.03%	6.84%	4.75%	6.77%	6.96%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	4.54%	7.87%	5.49%	7.62%	7.32%♦
Lipper High Yield Funds Average	3.61%	5.50%	4.29%	6.82%	6.61%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for the Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.84% for Administrative Class shares, 0.94% for Class A shares, 1.69% for Class C shares and 1.19% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	82.9%
Short-Term Instruments‡	8.6%
U.S. Treasury Obligations	5.3%
Loan Participations and Assignments	3.1%
Other	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the energy sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the telecommunications sector contributed to performance, as the Fund’s telecommunications positions outperformed the broader sector.

»	Security selection in the metals and mining sector contributed to performance, as the Fund’s metals and mining positions outperformed the broader sector.
»	Security selection in the energy sector detracted from performance, as the Fund’s energy positions underperformed the broader sector.

»	Security selection in the healthcare sector detracted from performance, as the Fund’s healthcare positions underperformed the broader sector.

»	Underweight exposure to the telecommunications sector detracted from performance, as the sector outperformed the broader market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,043.40	$2.91	$1,000.00	$1,022.15	$2.88	0.57%
I-2	1,000.00	1,042.90	3.42	1,000.00	1,021.65	3.39	0.67
I-3	1,000.00	1,042.70	3.68	1,000.00	1,021.40	3.64	0.72
Administrative Class	1,000.00	1,042.10	4.19	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	1,041.60	4.70	1,000.00	1,020.40	4.65	0.92
Class C	1,000.00	1,037.80	8.51	1,000.00	1,016.65	8.42	1.67
Class R	1,000.00	1,040.30	5.97	1,000.00	1,019.15	5.91	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO HIGH YIELD FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$8.78	$0.22	$0.16	$0.38	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2019	8.72	0.46	0.07	0.53	(0.47)	0.00	0.00	(0.47)

03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)

03/31/2017	8.37	0.46	0.55	1.01	(0.48)	0.00	0.00	(0.48)

03/31/2016	9.24	0.48	(0.63)	(0.15)	(0.49)	(0.22)	(0.01)	(0.72)

03/31/2015	9.73	0.52	(0.24)	0.28	(0.58)	(0.19)	0.00	(0.77)

I-2

04/01/2019 - 09/30/2019+	8.78	0.22	0.15	0.37	(0.22)	0.00	0.00	(0.22)

03/31/2019	8.72	0.45	0.07	0.52	(0.46)	0.00	0.00	(0.46)

03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)

03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)

03/31/2016	9.24	0.46	(0.62)	(0.16)	(0.48)	(0.22)	(0.01)	(0.71)

03/31/2015	9.73	0.51	(0.24)	0.27	(0.57)	(0.19)	0.00	(0.76)

I-3

04/01/2019 - 09/30/2019+	8.78	0.22	0.15	0.37	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	8.73	0.42	0.05	0.47	(0.42)	0.00	0.00	(0.42)

Administrative Class

04/01/2019 - 09/30/2019+	8.78	0.21	0.16	0.37	(0.22)	0.00	0.00	(0.22)

03/31/2019	8.72	0.43	0.08	0.51	(0.45)	0.00	0.00	(0.45)

03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)

03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)

03/31/2016	9.24	0.46	(0.64)	(0.18)	(0.46)	(0.22)	(0.01)	(0.69)

03/31/2015	9.73	0.50	(0.24)	0.26	(0.56)	(0.19)	0.00	(0.75)

Class A

04/01/2019 - 09/30/2019+	8.78	0.21	0.15	0.36	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.72	0.43	0.07	0.50	(0.44)	0.00	0.00	(0.44)

03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)

03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)

03/31/2016	9.24	0.45	(0.64)	(0.19)	(0.45)	(0.22)	(0.01)	(0.68)

03/31/2015	9.73	0.49	(0.24)	0.25	(0.55)	(0.19)	0.00	(0.74)

12	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.93	4.34%	$6,869,834	0.57	%*	0.57	%*	0.55	%*	0.55	%*	5.04	%*	14%

8.78	6.27	6,741,939	0.59		0.59		0.55		0.55		5.30		21

8.72	3.07	6,133,889	0.57		0.57		0.55		0.55		4.84		25

8.90	12.30	8,595,555	0.56		0.56		0.55		0.55		5.26		31

8.37	(1.61)	6,806,263	0.56		0.56		0.55		0.55		5.48		32

9.24	3.06	7,991,337	0.56		0.56		0.55		0.55		5.49		39

8.93	4.29	384,486	0.67	*	0.67	*	0.65	*	0.65	*	4.94	*	14

8.78	6.16	355,451	0.69		0.69		0.65		0.65		5.20		21

8.72	2.97	354,057	0.67		0.67		0.65		0.65		4.75		25

8.90	12.19	453,711	0.66		0.66		0.65		0.65		5.19		31

8.37	(1.71)	1,335,978	0.66		0.66		0.65		0.65		5.33		32

9.24	2.96	460,918	0.66		0.66		0.65		0.65		5.39		39

8.93	4.27	4,612	0.72	*	0.77	*	0.70	*	0.75	*	4.90	*	14

8.78	5.57	3,991	0.74	*	0.79	*	0.70	*	0.75	*	5.21	*	21

8.93	4.21	438,652	0.82	*	0.82	*	0.80	*	0.80	*	4.79	*	14

8.78	6.00	449,135	0.84		0.84		0.80		0.80		5.03		21

8.72	2.82	558,261	0.82		0.82		0.80		0.80		4.63		25

8.90	12.02	371,840	0.81		0.81		0.80		0.80		5.02		31

8.37	(1.86)	356,143	0.81		0.81		0.80		0.80		5.25		32

9.24	2.81	416,586	0.81		0.81		0.80		0.80		5.24		39

8.93	4.16	708,742	0.92	*	0.92	*	0.90	*	0.90	*	4.69	*	14

8.78	5.90	710,419	0.94		0.94		0.90		0.90		4.95		21

8.72	2.72	806,919	0.92		0.92		0.90		0.90		4.53		25

8.90	11.91	560,870	0.91		0.91		0.90		0.90		4.92		31

8.37	(1.96)	625,380	0.91		0.91		0.90		0.90		5.14		32

9.24	2.70	767,460	0.91		0.91		0.90		0.90		5.14		39

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO High Yield Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$8.78	$0.17	$0.16	$0.33	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	8.72	0.36	0.07	0.43	(0.37)	0.00	0.00	(0.37)

03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)

03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)

03/31/2016	9.24	0.39	(0.64)	(0.25)	(0.39)	(0.22)	(0.01)	(0.62)

03/31/2015	9.73	0.42	(0.24)	0.18	(0.48)	(0.19)	0.00	(0.67)

Class R

04/01/2019 - 09/30/2019+	8.78	0.20	0.15	0.35	(0.20)	0.00	0.00	(0.20)

03/31/2019	8.72	0.41	0.07	0.48	(0.42)	0.00	0.00	(0.42)

03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	8.37	0.41	0.55	0.96	(0.43)	0.00	0.00	(0.43)

03/31/2016	9.24	0.43	(0.64)	(0.21)	(0.43)	(0.22)	(0.01)	(0.66)

03/31/2015	9.73	0.47	(0.24)	0.23	(0.53)	(0.19)	0.00	(0.72)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.93	3.78%	$87,675	1.67	%*	1.67	%*	1.65	%*	1.65	%*	3.95	%*	14%

8.78	5.11	106,785	1.69		1.69		1.65		1.65		4.20		21

8.72	1.95	141,943	1.67		1.67		1.65		1.65		3.74		25

8.90	11.08	316,646	1.66		1.66		1.65		1.65		4.17		31

8.37	(2.69)	348,796	1.66		1.66		1.65		1.65		4.40		32

9.24	1.94	455,179	1.66		1.66		1.65		1.65		4.39		39

8.93	4.03	31,024	1.17	*	1.17	*	1.15	*	1.15	*	4.44	*	14

8.78	5.64	31,064	1.19		1.19		1.15		1.15		4.70		21

8.72	2.46	31,988	1.17		1.17		1.15		1.15		4.27		25

8.90	11.63	33,473	1.16		1.16		1.15		1.15		4.67		31

8.37	(2.20)	32,612	1.16		1.16		1.15		1.15		4.89		32

9.24	2.45	41,953	1.16		1.16		1.15		1.15		4.88		39

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,812,325
Investments in Affiliates	715,798

Financial Derivative Instruments
Exchange-traded or centrally cleared	748
Over the counter	2,522
Cash	1
Deposits with counterparty	15,941
Foreign currency, at value	112
Receivable for investments sold	1,772
Receivable for Fund shares sold	11,045
Interest and/or dividends receivable	111,582
Dividends receivable from Affiliates	1,393
Prepaid expenses	246
Other assets	4

Total Assets	8,673,489

Liabilities:

Financial Derivative Instruments
Over the counter	$319
Payable for investments purchased	122,133
Payable for investments in Affiliates purchased	1,393
Deposits from counterparty	2,985
Payable for Fund shares redeemed	13,528
Distributions payable	4,063
Accrued investment advisory fees	1,587
Accrued supervisory and administrative fees	1,997
Accrued distribution fees	140
Accrued servicing fees	157
Other liabilities	162

Total Liabilities	148,464

Net Assets	$8,525,025

Net Assets Consist of:

Paid in capital	$8,390,828
Distributable earnings (accumulated loss)	134,197

Net Assets	$8,525,025

Cost of investments in securities	$7,658,975
Cost of investments in Affiliates	$715,785
Cost of foreign currency held	$113
Cost or premiums of financial derivative instruments, net	$22,943

* Includes repurchase agreements of:	$9,440

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$6,869,834
I-2	384,486
I-3	4,612
Administrative Class	438,652
Class A	708,742
Class C	87,675
Class R	31,024

Shares Issued and Outstanding:

Institutional Class	769,677
I-2	43,077
I-3	517
Administrative Class	49,145
Class A	79,405
Class C	9,823
Class R	3,476

Net Asset Value Per Share Outstanding:

Institutional Class	$8.93
I-2	8.93
I-3	8.93
Administrative Class	8.93
Class A	8.93
Class C	8.93
Class R	8.93

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Statement of Operations PIMCO High Yield Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$217,351
Dividends from Investments in Affiliates	11,176
Total Income	228,527

Expenses:

Investment advisory fees	10,167
Supervisory and administrative fees	12,798
Distribution and/or servicing fees - Administrative Class	540
Distribution fees - Class C	365
Distribution fees - Class R	39
Servicing fees - Class A	870
Servicing fees - Class C	122
Servicing fees - Class R	39
Trustee fees	14
Interest expense	985
Miscellaneous expense	12
Total Expenses	25,951
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	25,950

Net Investment Income (Loss)	202,577

Net Realized Gain (Loss):

Investments in securities	(1,087)
Investments in Affiliates	389
Exchange-traded or centrally cleared financial derivative instruments	6,817
Over the counter financial derivative instruments	18,445
Foreign currency	(409)

Net Realized Gain (Loss)	24,155

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	113,915
Investments in Affiliates	(24)
Exchange-traded or centrally cleared financial derivative instruments	(2,523)
Over the counter financial derivative instruments	(8,595)
Foreign currency assets and liabilities	(9)

Net Change in Unrealized Appreciation (Depreciation)	102,764

Net Increase (Decrease) in Net Assets Resulting from Operations	$329,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$202,577	$414,019
Net realized gain (loss)	24,155	42,301
Net change in unrealized appreciation (depreciation)	102,764	39,262

Net Increase (Decrease) in Net Assets Resulting from Operations	329,496	495,582

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(167,881)	(336,418)
I-2	(9,169)	(18,529)
I-3	(90)	(96	)(a)
Administrative Class	(10,608)	(24,521)
Class A	(16,737)	(37,257)
Class C	(1,975)	(5,291)
Class R	(709)	(1,480)

Total Distributions(b)	(207,169)	(423,592)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	3,914	299,737

Total Increase (Decrease) in Net Assets	126,241	371,727

Net Assets:

Beginning of period	8,398,784	8,027,057
End of period	$8,525,025	$8,398,784

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.1%

Advanced Drainage Systems, Inc.
TBD% due 09/19/2026	$1,500	$1,508

American Builders & Contractors Supply Co., Inc.
4.044% (LIBOR03M + 2.000%) due 10/31/2023 ~	9,936	9,943

API Group, Inc.
TBD% due 10/01/2026 «	10,550	10,603

Brand Energy & Infrastructure Services, Inc.
6.354% - 6.521% (LIBOR03M + 4.250%) due 06/21/2024 ~	14,924	14,607

Caesars Resort Collection LLC
4.794% (LIBOR03M + 2.750%) due 12/22/2024 ~	4,962	4,936

CommScope, Inc.
5.294% (LIBOR03M + 3.250%) due 04/06/2026 ~	9,000	8,985

Core & Main LP
4.850% - 4.882% (LIBOR03M + 2.750%) due 08/01/2024 ~	4,962	4,937

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 ~	4,962	4,956

Diamond Sports Group LLC
5.300% (LIBOR03M + 3.250%) due 08/24/2026 ~	7,500	7,550

Dun & Bradstreet Corp.
7.054% (LIBOR03M + 5.000%) due 02/06/2026 ~	9,200	9,272

Edgewell Personal Care Co.
TBD% due 09/19/2026 «	5,200	5,219

Emerald TopCo, Inc.
5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~	6,150	6,137

Envision Healthcare Corp.
5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	19,900	16,285

Flex Acquisition Co., Inc.
5.319% (LIBOR03M + 3.000%) due 12/29/2023 ~	10,000	9,636

Getty Images, Inc.
6.563% (LIBOR03M + 4.500%) due 02/19/2026 ~	13,945	13,901

Global Medical Response, Inc.
5.307% (LIBOR03M + 3.250%) due 04/28/2022 ~	7,462	7,003

Jaguar Holding Co.
4.544% (LIBOR03M + 2.500%) due 08/18/2022 ~	4,961	4,972

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPH Acquisition Holdings LLC
4.854% (LIBOR03M + 2.750%) due 06/07/2023 ~	$5,000	$4,773

Nascar Holdings, Inc.
TBD% due 07/27/2026	7,300	7,361

Navicure, Inc.
TBD% due 09/18/2026	4,300	4,301

NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~	7,955	7,799

Nestle Skin Health
TBD% due 07/16/2026	10,000	10,055

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	4,924	4,776

Parexel International Corp.
4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~	4,986	4,749

RegionalCare Hospital Partners Holdings, Inc.
6.554% (LIBOR03M + 4.500%) due 11/17/2025 ~	9,925	9,945

Sotera Health Holdings LLC
5.044% (LIBOR03M + 3.000%) due 05/15/2022 ~	19,860	19,655
5.567% (LIBOR03M + 3.500%) due 05/15/2022 ~	7,731	7,721

Sprint Communications, Inc.
4.563% (LIBOR03M + 2.500%) due 02/02/2024 ~	4,962	4,932

Starfruit Finco BV
5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~	9,950	9,767

TransDigm, Inc.
4.544% (LIBOR03M + 2.500%) due 06/09/2023 ~	10,433	10,427

U.S. Renal Care, Inc.
7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~	20,500	19,492

Total Loan Participations and Assignments (Cost $268,532)		266,203

CORPORATE BONDS & NOTES 83.0%

BANKING & FINANCE 6.9%

Allied Universal Holdco LLC
6.625% due 07/15/2026	7,500	7,941

Ally Financial, Inc.
3.750% due 11/18/2019	900	901
5.125% due 09/30/2024	10,000	10,925
7.500% due 09/15/2020	20,000	20,954
8.000% due 03/15/2020	10,000	10,237
8.000% due 11/01/2031	20,928	29,007

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
7.750% due 09/15/2023 •(g)(h)	$7,500	$7,810

BNP Paribas S.A.
7.375% due 08/19/2025 •(g)(h)	17,500	19,572

CIT Group, Inc.
5.000% due 08/15/2022	20,000	21,238
5.000% due 08/01/2023	15,000	16,031
6.125% due 03/09/2028	4,075	4,768

Credit Agricole S.A.
7.875% due 01/23/2024 •(g)(h)	20,000	22,362

Credit Suisse Group AG
6.250% due 12/18/2024 •(g)(h)	10,000	10,603
7.250% due 09/12/2025 •(g)(h)	2,000	2,142
7.500% due 07/17/2023 •(g)(h)	4,750	5,080

Equinix, Inc.
5.375% due 05/15/2027	10,000	10,806
5.750% due 01/01/2025	3,750	3,912
5.875% due 01/15/2026	7,000	7,465

ESH Hospitality, Inc.
4.625% due 10/01/2027	10,000	10,050
5.250% due 05/01/2025	17,000	17,616

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	12,000	12,360

Freedom Mortgage Corp.
8.250% due 04/15/2025	10,000	9,225

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	13,271	13,686

Howard Hughes Corp.
5.375% due 03/15/2025	12,000	12,600

ING Groep NV
5.750% due 11/16/2026 •(g)(h)	10,000	10,079

Intesa Sanpaolo SpA
5.017% due 06/26/2024	15,000	15,454
5.710% due 01/15/2026	10,000	10,622
7.700% due 09/17/2025 •(g)(h)	5,000	5,211

iStar, Inc.
4.750% due 10/01/2024	6,000	6,113

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(h)	33,000	35,462

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	8,000	8,520
5.625% due 05/01/2024	10,000	11,000
5.750% due 02/01/2027	7,625	8,571

Navient Corp.
5.625% due 08/01/2033	2,000	1,699
5.875% due 03/25/2021	9,000	9,382
6.125% due 03/25/2024	10,000	10,422
6.500% due 06/15/2022	10,000	10,675
6.625% due 07/26/2021	1,750	1,842
6.750% due 06/25/2025	5,000	5,169
7.250% due 01/25/2022	7,000	7,569
8.000% due 03/25/2020	9,750	9,969

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provident Funding Associates LP
6.375% due 06/15/2025	$9,000	$8,797

Quicken Loans, Inc.
5.250% due 01/15/2028	15,000	15,536
5.750% due 05/01/2025	7,500	7,772

RHP Hotel Properties LP
5.000% due 04/15/2023	10,000	10,250

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(g)	15,000	20,775

Ryman Hospitality Properties, Inc.
4.750% due 10/15/2027	10,000	10,313

SLM Corp.
5.125% due 04/05/2022	2,875	2,954

Springleaf Finance Corp.
5.625% due 03/15/2023	12,000	12,840
6.125% due 05/15/2022	5,500	5,913
6.125% due 03/15/2024	7,750	8,360
6.625% due 01/15/2028	6,500	7,006
6.875% due 03/15/2025	10,000	11,044
7.125% due 03/15/2026	10,000	11,112

		587,722

INDUSTRIALS 67.9%

Acadia Healthcare Co., Inc.
5.125% due 07/01/2022	9,000	9,101
5.625% due 02/15/2023	5,000	5,119
6.500% due 03/01/2024	3,500	3,658

Actuant Corp.
5.625% due 06/15/2022	10,000	10,137

Adient Global Holdings Ltd.
4.875% due 08/15/2026	17,000	13,897

Adient U.S. LLC
7.000% due 05/15/2026	2,050	2,147

ADT Security Corp.
3.500% due 07/15/2022	4,000	4,030
4.125% due 06/15/2023	15,000	15,262
4.875% due 07/15/2032	13,220	11,634
6.250% due 10/15/2021	5,000	5,350

Advanced Disposal Services, Inc.
5.625% due 11/15/2024	15,000	15,694

AECOM
5.125% due 03/15/2027	3,000	3,165
5.875% due 10/15/2024	7,000	7,635

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	20,000	17,500

Albertsons Cos. LLC
6.625% due 06/15/2024	10,000	10,525
7.500% due 03/15/2026	12,000	13,410

Alcoa Nederland Holding BV
6.125% due 05/15/2028	3,500	3,736
6.750% due 09/30/2024	4,000	4,215

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 09/30/2026	$3,750	$4,088

Allison Transmission, Inc.
4.750% due 10/01/2027	5,000	5,175
5.000% due 10/01/2024	5,000	5,119
5.875% due 06/01/2029	5,000	5,438

Altice Financing S.A.
6.625% due 02/15/2023	15,000	15,431
7.500% due 05/15/2026	12,500	13,312

Altice Finco S.A.
7.625% due 02/15/2025	10,000	10,412

Altice France S.A.
5.500% due 01/15/2028	10,000	10,137
6.250% due 05/15/2024	17,514	18,140
7.375% due 05/01/2026	20,000	21,519
8.125% due 02/01/2027	7,950	8,795

Altice Luxembourg S.A.
7.625% due 02/15/2025	7,000	7,324

AMC Networks, Inc.
4.750% due 12/15/2022	5,000	5,083
4.750% due 08/01/2025	5,000	5,175
5.000% due 04/01/2024	7,000	7,228

American Builders & Contractors Supply Co., Inc.
5.750% due 12/15/2023	7,500	7,744
5.875% due 05/15/2026	17,500	18,397

Amsted Industries, Inc.
5.375% due 09/15/2024	7,500	7,697
5.625% due 07/01/2027	2,500	2,644

Antero Resources Corp.
5.125% due 12/01/2022	7,500	6,619

Aramark Services, Inc.
4.750% due 06/01/2026	7,000	7,228
5.000% due 02/01/2028	8,000	8,320
5.125% due 01/15/2024	5,000	5,175

Arconic, Inc.
5.125% due 10/01/2024	17,000	18,117
5.900% due 02/01/2027	5,000	5,606
5.950% due 02/01/2037	10,000	10,805

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	6,475	6,532
5.250% due 08/15/2027	10,000	10,150
6.000% due 02/15/2025	11,000	11,529

Ascend Learning LLC
6.875% due 08/01/2025	15,000	15,656

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	10,000	8,400

Ashland LLC
4.750% due 08/15/2022	15,000	15,769
6.875% due 05/15/2043	10,000	11,525

Associated Materials LLC
9.000% due 01/01/2024	25,000	22,062

Avantor, Inc.
6.000% due 10/01/2024	10,000	10,740

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 10/01/2025	$10,000	$11,262

Avon International Capital PLC
6.500% due 08/15/2022	5,000	5,194

Avon International Operations, Inc.
7.875% due 08/15/2022	10,450	10,930

B&G Foods, Inc.
5.250% due 09/15/2027	12,000	12,286

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	10,000	10,089
4.250% due 05/15/2024	12,000	12,375
4.625% due 01/15/2022	5,000	5,013
5.000% due 10/15/2025	25,000	25,887

Ball Corp.
5.250% due 07/01/2025	10,000	11,087

Bausch Health Americas, Inc.
8.500% due 01/31/2027	15,000	16,872
9.250% due 04/01/2026	12,500	14,234

Bausch Health Cos., Inc.
5.500% due 03/01/2023	4,962	5,043
5.500% due 11/01/2025	30,000	31,503
5.750% due 08/15/2027	10,000	10,833
5.875% due 05/15/2023	10,328	10,496
6.125% due 04/15/2025	12,000	12,480
6.500% due 03/15/2022	5,000	5,175
7.000% due 03/15/2024	10,000	10,535
7.000% due 01/15/2028	7,000	7,557
7.250% due 05/30/2029	9,000	9,853
9.000% due 12/15/2025	7,500	8,447

BBA U.S. Holdings, Inc.
5.375% due 05/01/2026	7,525	7,920

BCD Acquisition, Inc.
9.625% due 09/15/2023	12,000	12,300

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026 (a)	7,750	7,818
4.875% due 11/01/2025	37,000	36,445
6.375% due 10/01/2023	11,250	11,644

Beazer Homes USA, Inc.
7.250% due 10/15/2029	4,500	4,584

Berry Global, Inc.
4.500% due 02/15/2026	5,000	4,944
4.875% due 07/15/2026	3,000	3,108
5.125% due 07/15/2023	5,000	5,150
5.500% due 05/15/2022	5,000	5,088
6.000% due 10/15/2022	5,000	5,081

Boise Cascade Co.
5.625% due 09/01/2024	10,000	10,387

Bombardier, Inc.
5.750% due 03/15/2022	7,000	7,158
6.125% due 01/15/2023	5,000	5,105
7.500% due 03/15/2025	15,000	15,037
7.875% due 04/15/2027	12,000	11,980
8.750% due 12/01/2021	20,000	21,675

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boyd Gaming Corp.
6.000% due 08/15/2026	$6,500	$6,881
6.375% due 04/01/2026	10,000	10,637
6.875% due 05/15/2023	10,000	10,412

Brazos Valley Longhorn LLC
6.875% due 02/01/2025	10,000	8,675

Bruin E&P Partners LLC
8.875% due 08/01/2023	8,000	6,020

Builders FirstSource, Inc.
5.625% due 09/01/2024	13,059	13,630

Cablevision Systems Corp.
5.875% due 09/15/2022	5,000	5,400

Caesars Resort Collection LLC
5.250% due 10/15/2025	37,000	37,921

Callon Petroleum Co.
6.125% due 10/01/2024	15,000	14,850

Cascades, Inc.
5.500% due 07/15/2022	7,000	7,123

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	15,000	15,506
5.000% due 07/15/2027	7,250	7,540

CCO Holdings LLC
4.750% due 03/01/2030 (a)	10,000	10,162
5.000% due 02/01/2028	15,000	15,544
5.125% due 02/15/2023	17,500	17,828
5.125% due 05/01/2027	15,000	15,694
5.250% due 09/30/2022	10,000	10,133
5.375% due 05/01/2025	12,000	12,480
5.375% due 06/01/2029	10,000	10,675
5.500% due 05/01/2026	17,500	18,373
5.750% due 09/01/2023	7,750	7,924
5.750% due 02/15/2026	20,000	21,150
5.875% due 04/01/2024	22,000	23,011
5.875% due 05/01/2027	12,000	12,720

Cedar Fair LP
5.250% due 07/15/2029	7,500	8,053

Centene Corp.
4.750% due 01/15/2025	3,500	3,602
5.375% due 06/01/2026	5,000	5,250
5.625% due 02/15/2021	7,500	7,610
6.125% due 02/15/2024	8,125	8,482

Central Garden & Pet Co.
5.125% due 02/01/2028	7,000	7,175

CF Industries, Inc.
5.150% due 03/15/2034	20,000	20,925

Change Healthcare Holdings LLC
5.750% due 03/01/2025	25,000	25,469

Chemours Co.
5.375% due 05/15/2027	5,750	4,988
6.625% due 05/15/2023	12,000	11,895
7.000% due 05/15/2025	13,500	12,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	$15,000	$16,462
5.875% due 03/31/2025	5,750	6,411
7.000% due 06/30/2024	13,500	15,542

Cheniere Energy Partners LP
4.500% due 10/01/2029	10,000	10,269
5.250% due 10/01/2025	14,000	14,616
5.625% due 10/01/2026	4,000	4,265

Chesapeake Energy Corp.
7.000% due 10/01/2024	10,000	7,213
8.000% due 01/15/2025	7,750	5,638
8.000% due 03/15/2026	2,617	1,806
8.000% due 06/15/2027	5,000	3,388

Churchill Downs, Inc.
4.750% due 01/15/2028	20,000	20,600
5.500% due 04/01/2027	5,000	5,300

Cirsa Finance International SARL
7.875% due 12/20/2023	6,531	6,952

Clean Harbors, Inc.
4.875% due 07/15/2027	7,000	7,324
5.125% due 07/15/2029	2,750	2,922

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	13,613	14,990

Clearwater Paper Corp.
4.500% due 02/01/2023	10,000	10,149
5.375% due 02/01/2025	5,000	4,813

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	6,000	6,120
5.875% due 06/01/2027	4,500	4,273

CNX Midstream Partners LP
6.500% due 03/15/2026	9,375	8,696

CNX Resources Corp.
5.875% due 04/15/2022	5,000	4,825

Colfax Corp.
6.000% due 02/15/2024	12,500	13,276
6.375% due 02/15/2026	5,000	5,386

CommScope Technologies LLC
5.000% due 03/15/2027	10,000	8,300
6.000% due 06/15/2025	10,000	9,075

CommScope, Inc.
5.000% due 06/15/2021	1,384	1,390
5.500% due 03/01/2024	3,000	3,101
5.500% due 06/15/2024	7,000	6,613
6.000% due 03/01/2026	2,000	2,080
8.250% due 03/01/2027	5,600	5,472

Community Health Systems, Inc.
5.125% due 08/01/2021	20,000	20,025
6.250% due 03/31/2023	15,000	14,956
8.000% due 03/15/2026	8,250	8,250
8.625% due 01/15/2024	10,000	10,350

Connect Finco SARL
6.750% due 10/01/2026 (a)	11,500	11,730

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellium SE
5.750% due 05/15/2024	$5,000	$5,150
5.875% due 02/15/2026	12,500	13,062

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	15,000	13,744

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	5,000	5,056

Core & Main LP
6.125% due 08/15/2025	34,750	34,837

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	32,000	31,600

Coty, Inc.
6.500% due 04/15/2026	15,000	14,587

Covey Park Energy LLC
7.500% due 05/15/2025	20,000	16,100

CPG Merger Sub LLC
8.000% due 10/01/2021	17,000	17,042

Crown Americas LLC
4.250% due 09/30/2026	8,050	8,362
4.500% due 01/15/2023	10,000	10,525
4.750% due 02/01/2026	5,000	5,244

CSC Holdings LLC
5.125% due 12/15/2021	10,000	10,014
5.250% due 06/01/2024	15,000	16,162
5.375% due 02/01/2028	5,000	5,281
5.500% due 05/15/2026	10,000	10,549
5.500% due 04/15/2027	12,000	12,719
5.750% due 01/15/2030	17,500	18,311
6.500% due 02/01/2029	10,000	11,133
6.625% due 10/15/2025	10,000	10,728
6.750% due 11/15/2021	12,000	12,960
10.875% due 10/15/2025	5,000	5,672

DaVita, Inc.
5.000% due 05/01/2025	10,000	10,000
5.125% due 07/15/2024	12,500	12,734

DCP Midstream Operating LP
5.125% due 05/15/2029	9,000	9,180
5.375% due 07/15/2025	10,000	10,675

Dell International LLC
5.875% due 06/15/2021	4,925	5,010
7.125% due 06/15/2024	7,750	8,190

Dell, Inc.
5.400% due 09/10/2040	4,950	4,925
6.500% due 04/15/2038	3,225	3,378
7.100% due 04/15/2028	2,405	2,790

Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	6,165	2,882
5.700% due 10/15/2039	7,000	3,430
7.875% due 08/15/2025	10,000	7,900

Diamond Resorts International, Inc.
7.750% due 09/01/2023	10,000	10,337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Sports Group LLC
5.375% due 08/15/2026	$17,500	$18,200
6.625% due 08/15/2027	17,000	17,655

Diamondback Energy, Inc.
4.750% due 11/01/2024	5,000	5,131
5.375% due 05/31/2025	10,000	10,461

DISH DBS Corp.
5.000% due 03/15/2023	15,000	15,211
5.875% due 07/15/2022	20,000	20,875
5.875% due 11/15/2024	15,000	14,925
6.750% due 06/01/2021	12,000	12,658
7.750% due 07/01/2026	12,750	13,024

DKT Finance ApS
9.375% due 06/17/2023	7,375	7,954

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	10,000	10,181

Dun & Bradstreet Corp.
6.875% due 08/15/2026	12,500	13,648
10.250% due 02/15/2027	5,000	5,550

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (b)	19,793	19,991

eG Global Finance PLC
6.750% due 02/07/2025	7,000	6,860

Eldorado Resorts, Inc.
6.000% due 09/15/2026	12,250	13,475

Element Solutions, Inc.
5.875% due 12/01/2025	15,000	15,774

EMC Corp.
3.375% due 06/01/2023	8,000	8,021

Endo Dac
6.000% due 07/15/2023	6,136	3,794
6.000% due 02/01/2025	10,000	5,925

Energizer Holdings, Inc.
5.500% due 06/15/2025	21,000	21,794
6.375% due 07/15/2026	10,000	10,736
7.750% due 01/15/2027	5,000	5,584

EnLink Midstream Partners LP
4.150% due 06/01/2025	12,500	11,641
4.400% due 04/01/2024	2,000	1,934
4.850% due 07/15/2026	3,000	2,861
5.450% due 06/01/2047	6,000	4,920

Entercom Media Corp.
6.500% due 05/01/2027	1,750	1,833
7.250% due 11/01/2024	14,000	14,560

EW Scripps Co.
5.125% due 05/15/2025	10,000	10,050

Extraction Oil & Gas, Inc.
5.625% due 02/01/2026	2,500	1,544
7.375% due 05/15/2024	4,000	2,640

FAGE International S.A.
5.625% due 08/15/2026	6,000	5,415

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Quality Finance Co., Inc.
4.625% due 05/15/2021	$3,000	$3,008
5.000% due 07/01/2025	5,500	5,693

First Quantum Minerals Ltd.
7.250% due 05/15/2022	2,500	2,489
7.250% due 04/01/2023	10,000	9,900
7.500% due 04/01/2025	3,000	2,970

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	10,000	9,171
7.875% due 07/15/2026	7,000	6,440

FMG Resources Pty. Ltd.
4.500% due 09/15/2027	3,250	3,190

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	6,925	6,960
3.875% due 03/15/2023	15,000	15,150
5.000% due 09/01/2027	8,000	7,990
5.250% due 09/01/2029	7,000	6,999
5.400% due 11/14/2034	25,000	23,875

Frontdoor, Inc.
6.750% due 08/15/2026	5,000	5,488

Gates Global LLC
6.000% due 07/15/2022	12,594	12,550

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	14,000	14,350

Graphic Packaging International LLC
4.125% due 08/15/2024	5,000	5,188
4.875% due 11/15/2022	5,000	5,238

Gray Television, Inc.
5.125% due 10/15/2024	5,000	5,194
5.875% due 07/15/2026	3,000	3,128

Griffon Corp.
5.250% due 03/01/2022	12,500	12,656

Grinding Media, Inc.
7.375% due 12/15/2023	5,000	4,800

Gulfport Energy Corp.
6.000% due 10/15/2024	10,000	7,284
6.375% due 05/15/2025	10,000	7,150
6.625% due 05/01/2023	5,000	3,925

H-Food Holdings LLC
8.500% due 06/01/2026	18,000	13,545

Hanesbrands, Inc.
4.625% due 05/15/2024	10,000	10,588
4.875% due 05/15/2026	12,500	13,269

Harsco Corp.
5.750% due 07/31/2027	5,000	5,219

HCA Healthcare, Inc.
6.250% due 02/15/2021	11,500	12,070

HCA, Inc.
5.375% due 02/01/2025	7,500	8,213
5.625% due 09/01/2028	10,000	11,168
5.875% due 05/01/2023	15,000	16,537
5.875% due 02/01/2029	10,000	11,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 02/15/2022	$20,000	$22,216
8.360% due 04/15/2024	3,000	3,586

Herc Holdings, Inc.
5.500% due 07/15/2027	5,000	5,213

Hertz Corp.
7.125% due 08/01/2026	7,500	7,842

Hill-Rom Holdings, Inc.
4.375% due 09/15/2027	7,500	7,686
5.000% due 02/15/2025	4,000	4,170
5.750% due 09/01/2023	6,225	6,407

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030	10,000	10,583
5.125% due 05/01/2026	11,250	11,841

Hilton Worldwide Finance LLC
4.625% due 04/01/2025	5,000	5,163
4.875% due 04/01/2027	7,250	7,692

Hughes Satellite Systems Corp.
7.625% due 06/15/2021	10,000	10,800

IAA, Inc.
5.500% due 06/15/2027	5,000	5,288

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	17,000	16,745

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	5,000	5,075

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	5,500	5,569

Indigo Natural Resources LLC
6.875% due 02/15/2026	10,000	9,063

INEOS Group Holdings S.A.
5.625% due 08/01/2024	10,000	10,349

Installed Building Products, Inc.
5.750% due 02/01/2028	5,225	5,401

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	12,000	11,255
8.000% due 02/15/2024	15,000	15,619

International Game Technology PLC
6.250% due 02/15/2022	10,000	10,603
6.250% due 01/15/2027	4,000	4,460
6.500% due 02/15/2025	15,000	16,726

IQVIA, Inc.
5.000% due 10/15/2026	20,000	21,025
5.000% due 05/15/2027	8,000	8,400

Jagged Peak Energy LLC
5.875% due 05/01/2026	14,000	14,105

Jaguar Holding Co.
6.375% due 08/01/2023	40,000	41,450

Jeld-Wen, Inc.
4.625% due 12/15/2025	17,000	17,107
4.875% due 12/15/2027	15,000	14,887

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KAR Auction Services, Inc.
5.125% due 06/01/2025	$10,000	$10,400

KFC Holding Co.
4.750% due 06/01/2027	8,000	8,350
5.000% due 06/01/2024	6,750	7,020
5.250% due 06/01/2026	14,950	15,862

Kinetic Concepts, Inc.
7.875% due 02/15/2021	10,000	10,216
12.500% due 11/01/2021	12,000	12,780

LABL Escrow Issuer LLC
6.750% due 07/15/2026	14,000	14,586

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	4,000	4,230
4.875% due 11/01/2026	10,000	10,525

Lennar Corp.
4.750% due 11/29/2027	5,000	5,388
5.000% due 06/15/2027	15,000	16,106
5.250% due 06/01/2026	10,000	10,850
5.375% due 10/01/2022	9,000	9,641
6.625% due 05/01/2020	2,500	2,566

Level 3 Financing, Inc.
5.125% due 05/01/2023	5,000	5,071
5.250% due 03/15/2026	15,000	15,635
5.375% due 01/15/2024	6,000	6,134
5.375% due 05/01/2025	10,000	10,387

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	10,425	10,827

LKQ Corp.
4.750% due 05/15/2023	5,000	5,088

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	10,000	10,050

Mallinckrodt International Finance S.A.
5.750% due 08/01/2022	5,000	1,900

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028 (a)	7,000	7,088
6.500% due 09/15/2026	7,500	8,119

Masonite International Corp.
5.375% due 02/01/2028	12,000	12,555

Matador Resources Co.
5.875% due 09/15/2026	16,000	16,110

Matthews International Corp.
5.250% due 12/01/2025	10,000	9,500

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	25,000	25,870

MDC Holdings, Inc.
6.000% due 01/15/2043	5,000	5,188

MDC Partners, Inc.
6.500% due 05/01/2024	5,000	4,581

MGM Resorts International
4.625% due 09/01/2026	13,500	14,143
5.500% due 04/15/2027	5,000	5,492
5.750% due 06/15/2025	7,000	7,744

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/15/2023		$10,000	$11,042
6.625% due 12/15/2021		17,000	18,479
6.750% due 10/01/2020		10,000	10,400
7.750% due 03/15/2022		20,000	22,425

Moog, Inc.
5.250% due 12/01/2022		14,375	14,645

MPH Acquisition Holdings LLC
7.125% due 06/01/2024		17,000	15,746

MSCI, Inc.
5.250% due 11/15/2024		8,000	8,300
5.375% due 05/15/2027		4,000	4,280
5.750% due 08/15/2025		11,000	11,591

Murphy Oil Corp.
4.000% due 06/01/2022		5,000	5,044
4.200% due 12/01/2022		5,000	5,088
5.750% due 08/15/2025		5,000	5,100

Murphy Oil USA, Inc.
4.750% due 09/15/2029		7,000	7,175
6.000% due 08/15/2023		7,000	7,172

Nabors Industries, Inc.
5.500% due 01/15/2023		5,000	4,138
5.750% due 02/01/2025		10,000	7,450

NCR Corp.
5.000% due 07/15/2022		9,000	9,113
6.375% due 12/15/2023		12,500	12,875

Netflix, Inc.
4.375% due 11/15/2026		20,000	20,311
4.875% due 04/15/2028		12,500	12,749
5.375% due 11/15/2029		7,500	7,819
5.875% due 11/15/2028		5,000	5,444
6.375% due 05/15/2029		5,000	5,525

Nexstar Broadcasting, Inc.
5.625% due 08/01/2024		5,000	5,217
5.875% due 11/15/2022		10,000	10,250

Nexstar Escrow, Inc.
5.625% due 07/15/2027		5,000	5,250

Nexteer Automotive Group Ltd.
5.875% due 11/15/2021		5,000	5,087

NextEra Energy Operating Partners LP
4.250% due 07/15/2024		4,500	4,646
4.250% due 09/15/2024		1,000	1,035
4.500% due 09/15/2027		11,000	11,289

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		15,000	14,869

Nielsen Finance LLC
5.000% due 04/15/2022		14,000	14,109

Noble Holding International Ltd.
7.875% due 02/01/2026		15,000	10,875

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (b)	EUR	7,618	7,847

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novelis Corp.
5.875% due 09/30/2026	$24,000	$25,230
6.250% due 08/15/2024	15,000	15,712

Nufarm Australia Ltd.
5.750% due 04/30/2026	10,000	9,925

Olin Corp.
5.000% due 02/01/2030	8,000	8,043

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	58,000	56,939

Outfront Media Capital LLC
5.000% due 08/15/2027	10,000	10,525

Pactiv LLC
7.950% due 12/15/2025	10,972	12,014

Panther BF Aggregator LP
6.250% due 05/15/2026	12,000	12,660
8.500% due 05/15/2027	10,000	10,150

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	5,500	5,019

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	10,000	9,600

PDC Energy, Inc.
5.750% due 05/15/2026	10,000	9,876
6.125% due 09/15/2024	2,000	2,000

Performance Food Group, Inc.
5.500% due 06/01/2024	7,000	7,175
5.500% due 10/15/2027	6,000	6,330

PetSmart, Inc.
5.875% due 06/01/2025	6,677	6,677

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	7,775	8,416

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	15,000	15,562
5.875% due 09/30/2027	5,000	5,389

Pinnacle Operating Corp.
9.000% due 05/15/2023	642	231

Post Holdings, Inc.
5.000% due 08/15/2026	25,000	26,021
5.500% due 03/01/2025	5,000	5,256
5.500% due 12/15/2029	5,000	5,231
5.625% due 01/15/2028	10,000	10,637
5.750% due 03/01/2027	20,000	21,304
8.000% due 07/15/2025	8,000	8,600

PQ Corp.
5.750% due 12/15/2025	3,750	3,881
6.750% due 11/15/2022	6,000	6,233

Precision Drilling Corp.
6.500% due 12/15/2021	319	314
7.750% due 12/15/2023	7,000	6,835

Prestige Brands, Inc.
5.375% due 12/15/2021	6,500	6,557
6.375% due 03/01/2024	8,000	8,360

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
5.250% due 04/15/2024		$10,000	$10,290
5.750% due 04/15/2026		12,000	12,526
9.250% due 05/15/2023		6,368	6,707

PulteGroup, Inc.
5.000% due 01/15/2027		5,000	5,425
5.500% due 03/01/2026		5,000	5,481

Qorvo, Inc.
4.375% due 10/15/2029		5,000	5,044
5.500% due 07/15/2026		12,500	13,234

Qualitytech LP
4.750% due 11/15/2025		15,000	15,525

Rackspace Hosting, Inc.
8.625% due 11/15/2024		10,000	9,249

Range Resources Corp.
4.875% due 05/15/2025		3,000	2,490
5.000% due 08/15/2022		5,000	4,713
5.000% due 03/15/2023		5,000	4,388
5.750% due 06/01/2021		5,000	4,988

RBS Global, Inc.
4.875% due 12/15/2025		20,000	20,648

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		20,000	21,500
6.875% due 11/15/2026	EUR	8,250	10,089
8.250% due 11/15/2026		$20,000	22,125

RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023		20,000	21,287

Revlon Consumer Products Corp.
6.250% due 08/01/2024		7,050	3,772

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023		14,000	14,367
5.750% due 10/15/2020		3,392	3,403
6.875% due 02/15/2021		4,335	4,351
7.000% due 07/15/2024		7,000	7,267

Rite Aid Corp.
6.125% due 04/01/2023		5,000	3,986

Rockies Express Pipeline LLC
5.625% due 04/15/2020		5,000	5,081

Rowan Cos., Inc.
4.750% due 01/15/2024		5,000	2,988
4.875% due 06/01/2022		5,000	3,800
5.400% due 12/01/2042		3,750	1,594
5.850% due 01/15/2044		7,000	3,045
7.375% due 06/15/2025		4,000	2,380

Sabre GLBL, Inc.
5.250% due 11/15/2023		12,250	12,648

Scientific Games International, Inc.
5.000% due 10/15/2025		2,000	2,069
6.250% due 09/01/2020		15,000	15,112
10.000% due 12/01/2022		5,455	5,694

Scotts Miracle-Gro Co.
5.250% due 12/15/2026		10,000	10,537

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Scripps Escrow, Inc.
5.875% due 07/15/2027		$5,000	$5,088

Sealed Air Corp.
4.875% due 12/01/2022		5,000	5,269
5.125% due 12/01/2024		10,000	10,750
5.250% due 04/01/2023		2,000	2,140
6.875% due 07/15/2033		6,710	7,884

Sensata Technologies BV
4.875% due 10/15/2023		10,000	10,575
5.000% due 10/01/2025		5,000	5,369

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		24,000	25,680

Sensata Technologies, Inc.
4.375% due 02/15/2030		5,000	5,013

ServiceMaster Co. LLC
5.125% due 11/15/2024		12,000	12,480
7.250% due 03/01/2038		2,000	2,080

Sigma Holdco BV
5.750% due 05/15/2026	EUR	7,000	7,576
7.875% due 05/15/2026		$17,000	17,042

Simmons Foods, Inc.
5.750% due 11/01/2024		10,000	9,800
7.750% due 01/15/2024		2,500	2,719

Sinclair Television Group, Inc.
5.125% due 02/15/2027		5,000	5,050
5.625% due 08/01/2024		10,000	10,312
5.875% due 03/15/2026		3,000	3,150

Sirius XM Radio, Inc.
5.000% due 08/01/2027		5,000	5,176
5.375% due 04/15/2025		10,000	10,400

Sotera Health Holdings LLC
6.500% due 05/15/2023		15,611	15,982

Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)		15,000	15,056

Southwestern Energy Co.
6.200% due 01/23/2025		7,000	6,230
7.500% due 04/01/2026		15,000	13,125
7.750% due 10/01/2027		4,000	3,508

Spectrum Brands, Inc.
5.000% due 10/01/2029		9,500	9,690
5.750% due 07/15/2025		12,000	12,582
6.125% due 12/15/2024		8,000	8,342

SPX FLOW, Inc.
5.625% due 08/15/2024		12,500	12,969
5.875% due 08/15/2026		20,000	21,000

Standard Industries, Inc.
4.750% due 01/15/2028		15,250	15,821
5.000% due 02/15/2027		5,000	5,189
5.375% due 11/15/2024		15,000	15,506
6.000% due 10/15/2025		20,000	21,069

Staples, Inc.
7.500% due 04/15/2026		24,000	24,787

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starfruit Finco BV
6.500% due 10/01/2026	EUR	10,000	$11,145
8.000% due 10/01/2026		$20,000	20,050

Stars Group Holdings BV
7.000% due 07/15/2026		6,425	6,859

Station Casinos LLC
5.000% due 10/01/2025		10,000	10,173

Steel Dynamics, Inc.
5.000% due 12/15/2026		3,000	3,150
5.125% due 10/01/2021		10,225	10,274
5.500% due 10/01/2024		3,500	3,601

Stevens Holding Co., Inc.
6.125% due 10/01/2026		5,000	5,344

Sunoco LP
4.875% due 01/15/2023		5,000	5,144
5.500% due 02/15/2026		5,000	5,231
5.875% due 03/15/2028		5,000	5,319

T-Mobile USA, Inc.
4.500% due 02/01/2026		10,000	10,330
4.750% due 02/01/2028		10,000	10,502
6.375% due 03/01/2025		20,000	20,769
6.500% due 01/15/2026		17,000	18,321

Team Health Holdings, Inc.
6.375% due 02/01/2025		20,000	13,920

Teck Resources Ltd.
4.500% due 01/15/2021		7,500	7,620

TEGNA, Inc.
4.875% due 09/15/2021		3,500	3,513
5.000% due 09/15/2029		14,000	14,175
5.500% due 09/15/2024		9,000	9,315

Teine Energy Ltd.
6.875% due 09/30/2022		7,000	7,000

Teleflex, Inc.
4.875% due 06/01/2026		6,250	6,547
5.250% due 06/15/2024		2,500	2,578

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		15,000	15,787

Telesat Canada
6.500% due 10/15/2027 (a)		4,450	4,539

Tempo Acquisition LLC
6.750% due 06/01/2025		19,000	19,665

Tempur Sealy International, Inc.
5.500% due 06/15/2026		3,000	3,139
5.625% due 10/15/2023		10,000	10,312

Tenet Healthcare Corp.
4.625% due 07/15/2024		10,000	10,315
4.625% due 09/01/2024		9,375	9,656
4.875% due 01/01/2026		4,375	4,495
5.125% due 05/01/2025		20,000	20,326
5.125% due 11/01/2027		5,000	5,173
6.250% due 02/01/2027		12,000	12,494
6.750% due 06/15/2023		20,000	21,079
8.125% due 04/01/2022		30,000	32,587

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennant Co.
5.625% due 05/01/2025	$10,000	$10,450

Terex Corp.
5.625% due 02/01/2025	10,000	10,275

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	5,000	4,306

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	15,000	13,762
3.150% due 10/01/2026	15,000	10,537

TransDigm, Inc.
6.000% due 07/15/2022	5,000	5,088
6.250% due 03/15/2026	15,000	16,144
6.375% due 06/15/2026	12,000	12,660
6.500% due 07/15/2024	12,500	12,937

Transocean Guardian Ltd.
5.875% due 01/15/2024	12,972	13,101

Transocean Pontus Ltd.
6.125% due 08/01/2025	7,343	7,489

Transocean, Inc.
6.800% due 03/15/2038	10,000	6,200
7.250% due 11/01/2025	8,500	7,523
7.500% due 01/15/2026	6,000	5,355
7.500% due 04/15/2031	20,000	14,200
9.000% due 07/15/2023	2,500	2,603

TreeHouse Foods, Inc.
4.875% due 03/15/2022	5,000	5,063
6.000% due 02/15/2024	5,000	5,200

Triumph Group, Inc.
4.875% due 04/01/2021	10,000	10,020
6.250% due 09/15/2024	7,000	7,299
7.750% due 08/15/2025	7,000	7,088

Trivium Packaging Finance BV
5.500% due 08/15/2026	10,000	10,537

U.S. Concrete, Inc.
6.375% due 06/01/2024	12,000	12,540

U.S. Foods, Inc.
5.875% due 06/15/2024	15,000	15,506

United Rentals North America, Inc.
4.625% due 10/15/2025	6,000	6,145
4.875% due 01/15/2028	10,000	10,437
5.500% due 07/15/2025	12,000	12,531
5.500% due 05/15/2027	12,500	13,297
5.875% due 09/15/2026	5,000	5,350
6.500% due 12/15/2026	3,750	4,100

Univar USA, Inc.
6.750% due 07/15/2023	10,000	10,212

Univision Communications, Inc.
5.125% due 05/15/2023	10,000	10,025
5.125% due 02/15/2025	32,500	31,769
6.750% due 09/15/2022	3,224	3,284

UPC Holding BV
5.500% due 01/15/2028	20,000	20,800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UPCB Finance Ltd.
5.375% due 01/15/2025	$15,000	$15,487

USA Compression Partners LP
6.875% due 04/01/2026	5,000	5,213
6.875% due 09/01/2027	3,500	3,631

Valaris PLC
5.750% due 10/01/2044	12,500	5,375
7.750% due 02/01/2026	7,000	3,781

VeriSign, Inc.
4.625% due 05/01/2023	5,000	5,095
4.750% due 07/15/2027	2,000	2,103
5.250% due 04/01/2025	5,000	5,478

Versum Materials, Inc.
5.500% due 09/30/2024	11,000	11,742

ViaSat, Inc.
5.625% due 09/15/2025	12,000	12,150
5.625% due 04/15/2027	1,500	1,579

Videotron Ltd.
5.000% due 07/15/2022	10,000	10,562
5.125% due 04/15/2027	3,000	3,180

Virgin Media Finance PLC
5.750% due 01/15/2025	5,000	5,169
6.000% due 10/15/2024	8,500	8,787

Virgin Media Secured Finance PLC
5.250% due 01/15/2026	20,000	20,625
5.500% due 08/15/2026	10,000	10,515
5.500% due 05/15/2029	10,000	10,450

WellCare Health Plans, Inc.
5.250% due 04/01/2025	7,025	7,341
5.375% due 08/15/2026	7,500	8,024

WESCO Distribution, Inc.
5.375% due 12/15/2021	4,000	4,040
5.375% due 06/15/2024	10,000	10,375

West Street Merger Sub, Inc.
6.375% due 09/01/2025	30,000	27,750

Whiting Petroleum Corp.
6.625% due 01/15/2026	5,000	3,400

WMG Acquisition Corp.
5.000% due 08/01/2023	10,000	10,262

WPX Energy, Inc.
5.250% due 09/15/2024	5,000	5,149
5.250% due 10/15/2027	7,500	7,575
5.750% due 06/01/2026	5,000	5,144
8.250% due 08/01/2023	5,000	5,650

WR Grace & Co-Conn
5.125% due 10/01/2021	10,000	10,438
5.625% due 10/01/2024	9,000	9,742

Wynn Las Vegas LLC
5.250% due 05/15/2027	20,000	20,575
5.500% due 03/01/2025	20,000	21,050

Wynn Macau Ltd.
5.500% due 10/01/2027	5,000	5,075

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Resorts Finance LLC
5.125% due 10/01/2029	$10,000	$10,498

XPO Logistics, Inc.
6.500% due 06/15/2022	9,000	9,180

Yum! Brands, Inc.
4.750% due 01/15/2030	5,000	5,169
6.875% due 11/15/2037	5,250	5,906

Zayo Group LLC
5.750% due 01/15/2027	15,000	15,372
6.375% due 05/15/2025	2,000	2,067

Ziggo Bond Co. BV
5.875% due 01/15/2025	10,000	10,325

Ziggo BV
5.500% due 01/15/2027	22,000	23,045

		5,784,681

UTILITIES 8.2%

Antero Midstream Partners LP
5.375% due 09/15/2024	7,000	6,333
5.750% due 03/01/2027	5,000	4,187

Blue Racer Midstream LLC
6.125% due 11/15/2022	20,000	20,206
6.625% due 07/15/2026	8,000	7,940

Calpine Corp.
5.250% due 06/01/2026	15,000	15,581
5.375% due 01/15/2023	17,500	17,762
5.750% due 01/15/2025	15,000	15,431

CenturyLink, Inc.
5.800% due 03/15/2022	15,000	15,881
6.450% due 06/15/2021	10,000	10,525
7.500% due 04/01/2024	10,000	11,208

Clearway Energy Operating LLC
5.000% due 09/15/2026	10,000	10,275
5.375% due 08/15/2024	4,000	4,115

Covanta Holding Corp.
5.875% due 03/01/2024	2,000	2,065
5.875% due 07/01/2025	10,000	10,462
6.000% due 01/01/2027	5,000	5,288

Crestwood Midstream Partners LP
5.625% due 05/01/2027	8,000	8,188

CrownRock LP
5.625% due 10/15/2025	20,000	20,200

Embarq Corp.
7.995% due 06/01/2036	7,500	7,451

Endeavor Energy Resources LP
5.500% due 01/30/2026	5,000	5,225
5.750% due 01/30/2028	5,000	5,338

Frontier Communications Corp.
8.000% due 04/01/2027	5,750	6,079

Genesis Energy LP
6.000% due 05/15/2023	5,000	5,044

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 05/15/2026	$8,750	$8,466
6.500% due 10/01/2025	5,000	4,894
6.750% due 08/01/2022	10,000	10,183

Jonah Energy LLC
7.250% due 10/15/2025	10,500	3,623

NGL Energy Partners LP
6.125% due 03/01/2025	5,000	4,788
7.500% due 11/01/2023	3,000	3,071
7.500% due 04/15/2026	5,000	5,035

NGPL PipeCo LLC
4.375% due 08/15/2022	5,000	5,186
4.875% due 08/15/2027	7,000	7,516

NRG Energy, Inc.
5.250% due 06/15/2029	7,500	8,093
6.625% due 01/15/2027	15,000	16,306

NSG Holdings LLC
7.750% due 12/15/2025	19,600	21,119

Pacific Gas & Electric Co.
6.050% due 03/01/2034 ^(c)	5,000	5,700

Parsley Energy LLC
5.250% due 08/15/2025	5,000	5,099
5.375% due 01/15/2025	17,000	17,297
5.625% due 10/15/2027	10,000	10,375
6.250% due 06/01/2024	6,000	6,225

Sprint Capital Corp.
8.750% due 03/15/2032	20,000	24,719

Sprint Communications, Inc.
6.000% due 11/15/2022	15,000	15,975
7.000% due 03/01/2020	5,000	5,094
7.000% due 08/15/2020	20,000	20,694

Sprint Corp.
7.125% due 06/15/2024	15,000	16,204
7.250% due 09/15/2021	15,000	16,044
7.625% due 02/15/2025	17,500	19,294
7.875% due 09/15/2023	40,000	44,038

Talen Energy Supply LLC
6.500% due 06/01/2025	10,000	7,650
6.625% due 01/15/2028	3,000	2,963
7.250% due 05/15/2027	6,625	6,766

Tallgrass Energy Partners LP
5.500% due 01/15/2028	10,000	9,824

Targa Resources Partners LP
4.250% due 11/15/2023	10,000	10,113
5.000% due 01/15/2028	10,750	10,898
5.250% due 05/01/2023	5,000	5,056
5.875% due 04/15/2026	7,500	7,950
6.500% due 07/15/2027	3,000	3,281
6.875% due 01/15/2029	8,000	8,761

Telecom Italia Capital S.A.
6.375% due 11/15/2033	10,000	11,050
7.200% due 07/18/2036	5,000	5,850

Telecom Italia SpA
5.303% due 05/30/2024	12,000	12,986

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TerraForm Power Operating LLC
4.250% due 01/31/2023	$12,000	$12,300
5.000% due 01/31/2028	15,000	15,675
6.625% due 06/15/2025 þ	3,150	3,336

Transocean Poseidon Ltd.
6.875% due 02/01/2027	7,375	7,633

Transocean Proteus Ltd.
6.250% due 12/01/2024	6,375	6,503

Vistra Energy Corp.
7.625% due 11/01/2024	8,162	8,519

Vistra Operations Co. LLC
5.000% due 07/31/2027	5,000	5,161
5.500% due 09/01/2026	7,500	7,865
5.625% due 02/15/2027	10,000	10,559

		700,521

Total Corporate Bonds & Notes (Cost $6,915,916)		7,072,924

U.S. TREASURY OBLIGATIONS 5.3%

U.S. Treasury Notes
1.250% due 08/31/2024 (l)	16,700	16,470
2.000% due 04/30/2024	42,600	43,425
2.125% due 07/31/2024	94,400	96,852
2.125% due 09/30/2024	36,500	37,473
2.250% due 11/15/2024	34,000	35,129
2.500% due 01/31/2024	36,500	37,921
2.625% due 03/31/2025	123,800	130,536
2.750% due 05/31/2023	51,800	53,962

Total U.S. Treasury Obligations (Cost $451,707)		451,768

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Countrywide Alternative Loan Trust
3.975% due 10/25/2035 ^~	32	28

Countrywide Home Loan Mortgage Pass-Through Trust
3.838% due 02/20/2036 ^~	80	70

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 10/25/2021 ^	2	2

First Horizon Alternative Mortgage Securities Trust
4.235% due 10/25/2034 ~	16	17

GreenPoint Mortgage Funding Trust
2.218% due 10/25/2046 ^•	469	418
2.218% due 12/25/2046 ^•	412	395

GSR Mortgage Loan Trust
4.674% due 04/25/2035 ~	17	17

HarborView Mortgage Loan Trust
4.490% due 08/19/2036 ^~	51	49

Lehman XS Trust
2.258% due 09/25/2046 ^•	18	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
5.117% due 09/25/2035 ^~	$54	$49

Structured Asset Mortgage Investments Trust
2.228% due 05/25/2036 •	974	929
2.307% due 07/19/2035 •	26	25

TBW Mortgage-Backed Trust
6.015% due 07/25/2037 þ	212	146

WaMu Mortgage Pass-Through Certificates Trust
2.428% due 12/25/2045 •	190	187

Total Non-Agency Mortgage-Backed Securities (Cost $1,837)		2,347

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •	314	149

NovaStar Mortgage Funding Trust
2.118% due 03/25/2037 •	69	35

Total Asset-Backed Securities (Cost $293)		184

	SHARES
COMMON STOCKS 0.0%

HEALTH CARE 0.0%

NVHL S.A. ‘A’ «(d)(i)	170,260	296

NVHL S.A. ‘B’ «(d)(i)	170,260	297

NVHL S.A. ‘C’ «(d)(i)	170,260	297

NVHL S.A. ‘D’ «(d)(i)	170,260	297

NVHL S.A. ‘E’ «(d)(i)	170,260	297

NVHL S.A. ‘F’ «(d)(i)	170,260	297

NVHL S.A. ‘G’ «(d)(i)	170,260	297

NVHL S.A. ‘H’ «(d)(i)	170,260	297

NVHL S.A. ‘I’ «(d)(i)	170,260	297

NVHL S.A. ‘J’ «(d)(i)	170,260	297

		2,969

INFORMATION TECHNOLOGY 0.0%

Local Insight Media Holdings, Inc. «(i)	6,323	27

Total Common Stocks (Cost $5,538)		2,996

WARRANTS 0.0%

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	2,421,000	1,187

Total Warrants (Cost $0)		1,187

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Pinnacle Agriculture Holdings LLC
3.000% «(i)	657,554	$0

Total Preferred Securities (Cost $438)		0

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (j) 0.1%
		9,440

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
1.986% due 10/22/2019 - 11/07/2019 (e)(f)(l)	$5,284	5,276

Total Short-Term Instruments (Cost $14,714)		14,716

Total Investments in Securities (Cost $7,658,975)		7,812,325

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.4%

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%

PIMCO Short Asset Portfolio	15,295,631	$152,237

PIMCO Short-Term Floating NAV Portfolio III	56,965,601	563,561

Total Short-Term Instruments (Cost $715,785)		715,798

Total Investments in Affiliates (Cost $715,785)		715,798

Total Investments 100.0% (Cost $8,374,760)		$8,528,123

Financial Derivative Instruments (k)(m) 0.0% (Cost or Premiums, net $22,943)		2,951

Other Assets and Liabilities, net 0.0%		(6,049)

Net Assets 100.0%		$8,525,025

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Local Insight Media Holdings, Inc.	11/18/2011	$0	$27	0.00%
NVHL S.A. ‘A’	03/09/2012	553	296	0.00
NVHL S.A. ‘B’	03/09/2012	553	297	0.00
NVHL S.A. ‘C’	03/09/2012	554	297	0.00
NVHL S.A. ‘D’	03/09/2012	554	297	0.00
NVHL S.A. ‘E’	03/09/2012	554	297	0.00
NVHL S.A. ‘F’	03/09/2012	554	297	0.00
NVHL S.A. ‘G’	03/09/2012	554	297	0.01
NVHL S.A. ‘H’	03/09/2012	554	297	0.01
NVHL S.A. ‘I’	03/09/2012	554	297	0.01
NVHL S.A. ‘J’	03/09/2012	554	297	0.01
Pinnacle Agriculture Holdings LLC	08/20/2014 - 09/05/2014	438	0	0.00

		$5,976	$2,996	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$9,440	U.S. Treasury Notes 2.250% due 03/31/2021	$(9,631)	$9,440	$9,440

Total Repurchase Agreements						$(9,631)	$9,440	$9,440

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$9,440	$0	$0	$9,440	$(9,631)	$(191)

Total Borrowings and Other Financing Transactions	$9,440	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(28,256) at a weighted average interest rate of 0.690%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$	24,000	$1,628	$198	$1,826	$26	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023		153,600	6,232	5,869	12,101	213	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024		222,750	16,525	(468)	16,057	509	0

Total Swap Agreements						$24,385	$5,599	$29,984	$748	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$748	$748	$0	$0	$0	$0

(l)

Securities with an aggregate market value of $9,957 and cash of $15,941 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	11/2019	$		1,167		CHF	1,125	$0	$(36)
JPM	10/2019		GBP	917	$		1,109	0	(18)
	10/2019	$		39,578		EUR	36,250	0	(67)
	11/2019		EUR	36,250	$		39,675	66	0
SCX	10/2019			36,250			40,229	718	0

Total Forward Foreign Currency Contracts								$784	$(121)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	$10,000	$(67)	$307	$240	$0
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	50,000	(295)	196	0	(99)
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	6,250	(40)	188	148	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	67,600	(370)	578	208	0
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	31,250	(85)	510	425	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	6,000	(33)	41	8	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	50,000	(136)	785	649	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	32,400	(193)	94	0	(99)
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	15,000	(82)	99	17	0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	24,750	(141)	184	43	0

Total Swap Agreements								$(1,442)	$2,982	$1,738	$(198)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$240	$240	$0	$0	$(99)	$(99)	$141	$(320)	$(179)
BRC	0	0	356	356	(36)	0	0	(36)	320	(580)	(260)
FBF	0	0	433	433	0	0	0	0	433	(570)	(137)
GST	0	0	649	649	0	0	0	0	649	(850)	(201)
JPM	66	0	17	83	(85)	0	(99)	(184)	(101)	0	(101)
MYC	0	0	43	43	0	0	0	0	43	(170)	(127)
SCX	718	0	0	718	0	0	0	0	718	(490)	228

Total Over the Counter	$784	$0	$1,738	$2,522	$(121)	$0	$(198)	$(319)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$748	$0	$0	$0	$748

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$784	$0	$784
Swap Agreements	0	0	0	0	1,738	1,738

	$0	$0	$0	$784	$1,738	$2,522

	$0	$748	$0	$784	$1,738	$3,270

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$121	$0	$121
Swap Agreements	0	0	0	0	198	198

	$0	$0	$0	$121	$198	$319

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$6,639	$0	$0	$178	$6,817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,234	$0	$2,234
Swap Agreements	0	0	0	0	16,211	16,211

	$0	$0	$0	$2,234	$16,211	$18,445

	$0	$6,639	$0	$2,234	$16,389	$25,262

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,523)	$0	$0	$0	$(2,523)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9)	$0	$(9)
Swap Agreements	0	0	0	0	(8,586)	(8,586)

	$0	$0	$0	$(9)	$(8,586)	$(8,595)

	$0	$(2,523)	$0	$(9)	$(8,586)	$(11,118)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$250,381	$15,822	$266,203
Corporate Bonds & Notes
Banking & Finance	0	587,722	0	587,722
Industrials	0	5,784,681	0	5,784,681
Utilities	0	700,521	0	700,521
U.S. Treasury Obligations	0	451,768	0	451,768
Non-Agency Mortgage-Backed Securities	0	2,347	0	2,347
Asset-Backed Securities	0	184	0	184
Common Stocks
Health Care	0	0	2,969	2,969
Information Technology	0	0	27	27
Warrants
Materials	0	0	1,187	1,187
Short-Term Instruments
Repurchase Agreements	0	9,440	0	9,440
U.S. Treasury Bills	0	5,276	0	5,276
	$0	$7,792,320	$20,005	$7,812,325

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$715,798	$0	$0	$715,798
Total Investments	$715,798	$7,792,320	$20,005	$8,528,123

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$748	$0	$748
Over the counter	0	2,522	0	2,522
	$0	$3,270	$0	$3,270

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(319)	$0	$(319)
Total Financial Derivative Instruments	$0	$2,951	$0	$2,951
Totals	$715,798	$7,795,271	$20,005	$8,531,074

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

40	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided

42	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

44	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Notes to Financial Statements (Cont.)

broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$75,636	$76,540	$0	$0	$61	$152,237	$1,541	$0

46	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,031,522	$1,449,935	$(1,918,200)	$389	$(85)	$563,561	$9,635	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Notes to Financial Statements (Cont.)

certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity

48	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing uniform mortgage-backed securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Notes to Financial Statements (Cont.)

life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of September 30, 2019, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

50	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$ 408,000,000	09/01/2020	$ 443,511

*	Maximum available commitment prior to renewal on September 3, 2019, for the Fund was $402,000,000. The agreement expires on September 2, 2020 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

52	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements (Cont.)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under

54	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

56	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Notes to Financial Statements (Cont.)

traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted

58	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and

60	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$ 20,783	$ 36,278

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$452,051	$0	$1,032,117	$1,018,190

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	158,711	$1,412,413	349,606	$3,004,073

I-2	14,008	124,707	17,692	152,408

I-3	575	5,100	774	6,722	(a)

Administrative Class	8,742	77,605	31,499	268,980

Class A	10,567	93,960	15,032	129,871

Class C	469	4,166	728	6,295

Class R	519	4,592	774	6,712

62	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2019

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions

Institutional Class	16,190	$143,624	33,107	$286,188

I-2	865	7,674	1,814	15,678

I-3	10	89	11	96	(a)

Administrative Class	1,196	10,607	2,832	24,509

Class A	1,744	15,471	3,992	34,508

Class C	187	1,656	518	4,481

Class R	77	686	166	1,431

Cost of shares redeemed

Institutional Class	(172,741)	(1,525,437)	(318,956)	(2,744,439)

I-2	(12,261)	(108,386)	(19,663)	(168,944)

I-3	(522)	(4,622)	(331)	(2,864	)(a)

Administrative Class	(11,923)	(105,646)	(47,251)	(405,353)

Class A	(13,781)	(121,984)	(30,716)	(264,926)

Class C	(2,990)	(26,548)	(5,374)	(46,404)

Class R	(656)	(5,813)	(1,074)	(9,285)

Net increase (decrease) resulting from Fund share transactions	(1,014)	$3,914	35,180	$299,737

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2019

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Fund	$0	$36,785

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$ 8,403,420	$ 304,218	$ (147,328)	$ 156,890

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes

64	PIMCO HIGH YIELD FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	GST	Goldman Sachs International
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
PIK	Payment-in-Kind

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

66	PIMCO HIGH YIELD FUND

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Approval of Investment Advisory Contract and Other Agreements (Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

68	PIMCO HIGH YIELD FUND

(Unaudited)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

70	PIMCO HIGH YIELD FUND

(Unaudited)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

72	PIMCO HIGH YIELD FUND

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

74	PIMCO HIGH YIELD FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4020SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Income Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO INCOME FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO INCOME FUND

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO Income Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

6	PIMCO INCOME FUND

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Income Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	2.27%	6.14%	5.11%	8.87%	8.19%
PIMCO Income Fund I-2	2.22%	6.04%	5.01%	8.77%	8.09%
PIMCO Income Fund I-3	2.20%	6.00%	4.91%	8.65%	7.97%
PIMCO Income Fund Administrative Class	2.14%	5.88%	4.85%	8.62%	7.93%
PIMCO Income Fund Class A	2.07%	5.72%	4.70%	8.45%	7.75%
PIMCO Income Fund Class A (adjusted)	(1.78)%	1.78%	3.90%	8.03%	7.42%
PIMCO Income Fund Class C	1.69%	4.94%	3.91%	7.69%	6.98%
PIMCO Income Fund Class C (adjusted)	0.70%	3.94%	3.91%	7.69%	6.98%
PIMCO Income Fund Class R	1.94%	5.46%	4.43%	8.19%	7.50%
Bloomberg Barclays U.S. Aggregate Index	5.42%	10.30%	3.38%	3.75%	4.30%
Lipper Multi-Sector Income Funds Average	3.99%	6.64%	3.55%	5.33%	5.11%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.05% for Institutional Class shares, 1.15% for I-2 shares, 1.25% for I-3 shares, 1.30% for Administrative Class shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.70% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	30.2%
Non-Agency Mortgage-Backed Securities	21.9%
Corporate Bonds & Notes	16.5%
Asset-Backed Securities	15.1%
U.S. Treasury Obligations	7.2%
Sovereign Issues	3.4%
Loan Participations and Assignments	3.1%
Short-Term Instruments‡	1.9%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. duration contributed to performance, as rates rallied.

»	Exposure to high yield corporate credit contributed to performance, as these securities generally posted positive total returns.

»	Exposure to U.S. cash rate contributed to performance.
»	Exposure to high carry basket of emerging market currencies contributed to performance, as the Russian ruble appreciated.

»	Exposure to investment grade corporate credit contributed to performance, as these securities generally posted positive total returns.

»	Short exposure to developed market duration detracted from performance.

»	Holdings of emerging market debt detracted from performance, including exposure to Argentina.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,022.70	$6.07	$1,000.00	$1,019.00	$6.06	1.20%
I-2	1,000.00	1,022.20	6.57	1,000.00	1,018.50	6.56	1.30
I-3	1,000.00	1,022.00	6.82	1,000.00	1,018.25	6.81	1.35
Administrative Class	1,000.00	1,021.40	7.33	1,000.00	1,017.75	7.31	1.45
Class A	1,000.00	1,020.70	8.08	1,000.00	1,017.00	8.07	1.60
Class C	1,000.00	1,016.90	11.85	1,000.00	1,013.25	11.83	2.35
Class R	1,000.00	1,019.40	9.34	1,000.00	1,015.75	9.32	1.85

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$12.00	$0.29	$(0.02)	$0.27	$(0.33)	$0.00	$0.00	$(0.33)

03/31/2019	12.21	0.56	(0.10)	0.46	(0.67)	0.00	0.00	(0.67)

03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)

03/31/2017	11.77	0.57	0.57	1.14	(0.58)	0.00	(0.09)	(0.67)

03/31/2016	12.40	0.47	(0.18)	0.29	(0.91)	(0.01)	0.00	(0.92)

03/31/2015	12.47	0.54	0.19	0.73	(0.77)	(0.03)	0.00	(0.80)

I-2

04/01/2019 - 09/30/2019+	12.00	0.28	(0.01)	0.27	(0.33)	0.00	0.00	(0.33)

03/31/2019	12.21	0.55	(0.11)	0.44	(0.65)	0.00	0.00	(0.65)

03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)

03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)

03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	0.00	(0.91)

03/31/2015	12.47	0.52	0.20	0.72	(0.76)	(0.03)	0.00	(0.79)

I-3

04/01/2019 - 09/30/2019+	12.00	0.28	(0.02)	0.26	(0.32)	0.00	0.00	(0.32)

04/27/2018 - 03/31/2019	12.10	0.52	(0.03)	0.49	(0.59)	0.00	0.00	(0.59)

Administrative Class

04/01/2019 - 09/30/2019+	12.00	0.27	(0.01)	0.26	(0.32)	0.00	0.00	(0.32)

03/31/2019	12.21	0.53	(0.10)	0.43	(0.64)	0.00	0.00	(0.64)

03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)

03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)

03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	0.00	(0.89)

03/31/2015	12.47	0.50	0.20	0.70	(0.74)	(0.03)	0.00	(0.77)

Class A

04/01/2019 - 09/30/2019+	12.00	0.27	(0.02)	0.25	(0.31)	0.00	0.00	(0.31)

03/31/2019	12.21	0.51	(0.10)	0.41	(0.62)	0.00	0.00	(0.62)

03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)

03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)

03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	0.00	(0.87)

03/31/2015	12.47	0.48	0.20	0.68	(0.72)	(0.03)	0.00	(0.75)

12	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.94	2.27%	$68,895,136	1.20	%*	1.20	%*	0.50	%*	0.50	%*	4.81	%*	253%

12.00	3.91	61,701,317	1.05		1.05		0.50		0.50		4.71		472

12.21	5.27	52,201,634	0.72	(c)	0.72	(c)	0.48	(c)	0.48	(c)	4.51		266

12.24	9.90	33,638,113	0.48		0.48		0.45		0.45		4.73		190

11.77	2.48	22,362,456	0.45		0.45		0.45		0.45		3.90		52

12.40	5.98	17,154,519	0.45		0.45		0.45		0.45		4.26		164

11.94	2.22	33,058,539	1.30	*	1.30	*	0.60	*	0.60	*	4.71	*	253

12.00	3.80	26,387,730	1.15		1.15		0.60		0.60		4.60		472

12.21	5.17	25,015,439	0.82	(d)	0.82	(d)	0.58	(d)	0.58	(d)	4.41		266

12.24	9.79	16,623,094	0.58		0.58		0.55		0.55		4.63		190

11.77	2.37	10,598,545	0.55		0.55		0.55		0.55		3.80		52

12.40	5.89	8,305,727	0.55		0.55		0.55		0.55		4.12		164

11.94	2.20	558,777	1.35	*	1.40	*	0.65	*	0.70	*	4.67	*	253

12.00	4.24	408,716	1.20	*	1.25	*	0.65	*	0.70	*	4.75	*	472

11.94	2.14	459,036	1.45	*	1.45	*	0.75	*	0.75	*	4.55	*	253

12.00	3.65	417,229	1.30		1.30		0.75		0.75		4.46		472

12.21	5.01	401,440	0.97	(c)	0.97	(c)	0.73	(c)	0.73	(c)	4.26		266

12.24	9.64	343,576	0.73		0.73		0.70		0.70		4.47		190

11.77	2.22	273,019	0.70		0.70		0.70		0.70		3.66		52

12.40	5.74	213,959	0.70		0.70		0.70		0.70		3.97		164

11.94	2.07	18,588,058	1.60	*	1.60	*	0.90	*	0.90	*	4.41	*	253

12.00	3.49	21,103,370	1.45		1.45		0.90		0.90		4.29		472

12.21	4.85	25,214,615	1.12	(e)	1.12	(e)	0.88	(e)	0.88	(e)	4.16		266

12.24	9.47	8,940,045	0.88		0.88		0.85		0.85		4.36		190

11.77	2.06	7,101,561	0.85		0.85		0.85		0.85		3.50		52

12.40	5.58	5,509,496	0.85		0.85		0.85		0.85		3.86		164

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO Income Fund (Consolidated) (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$12.00	$0.22	$(0.02)	$0.20	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2019	12.21	0.42	(0.10)	0.32	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)

03/31/2017	11.77	0.43	0.57	1.00	(0.44)	0.00	(0.09)	(0.53)

03/31/2016	12.40	0.33	(0.18)	0.15	(0.77)	(0.01)	0.00	(0.78)

03/31/2015	12.47	0.39	0.21	0.60	(0.64)	(0.03)	0.00	(0.67)

Class R

04/01/2019 - 09/30/2019+	12.00	0.25	(0.02)	0.23	(0.29)	0.00	0.00	(0.29)

03/31/2019	12.21	0.48	(0.10)	0.38	(0.59)	0.00	0.00	(0.59)

03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)

03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)

03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	0.00	(0.84)

03/31/2015	12.47	0.45	0.21	0.66	(0.70)	(0.03)	0.00	(0.73)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.94	1.69%	$8,648,753	2.35	%*	2.35	%*	1.65	%*	1.65	%*	3.66	%*	253%

12.00	2.72	8,344,530	2.20		2.20		1.65		1.65		3.55		472

12.21	4.07	9,122,805	1.87	(e)	1.87	(e)	1.63	(e)	1.63	(e)	3.35		266

12.24	8.68	7,916,026	1.63		1.63		1.60		1.60		3.60		190

11.77	1.28	6,480,609	1.60		1.60		1.60		1.60		2.75		52

12.40	4.87	5,081,593	1.60		1.60		1.60		1.60		3.10		164

11.94	1.94	541,105	1.85	*	1.85	*	1.15	*	1.15	*	4.16	*	253

12.00	3.23	489,890	1.70		1.70		1.15		1.15		4.06		472

12.21	4.59	449,900	1.37	(e)	1.37	(e)	1.13	(e)	1.13	(e)	3.86		266

12.24	9.20	324,987	1.13		1.13		1.10		1.10		4.07		190

11.77	1.80	204,389	1.10		1.10		1.10		1.10		3.26		52

12.40	5.34	106,551	1.10		1.10		1.10		1.10		3.58		164

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$169,127,886
Investments in Affiliates	2,915,845

Financial Derivative Instruments
Exchange-traded or centrally cleared	129,070
Over the counter	1,542,581
Cash	14,722
Deposits with counterparty	254,874
Foreign currency, at value	584,965
Receivable for investments sold	3,814,271
Receivable for investments sold on a delayed-delivery basis	592,269
Receivable for TBA investments sold	35,948,354
Receivable for Fund shares sold	333,807
Interest and/or dividends receivable	741,694
Dividends receivable from Affiliates	11,702
Reimbursement receivable from PIMCO	21
Other assets	4,251

Total Assets	216,016,312

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$30,607,769
Payable for sale-buyback transactions	1,289,781
Payable for short sales	10,523,427

Financial Derivative Instruments
Exchange-traded or centrally cleared	75,531
Over the counter	675,115
Payable for investments purchased	828,689
Payable for investments in Affiliates purchased	11,702
Payable for TBA investments purchased	39,667,344
Payable for unfunded loan commitments	164,227
Deposits from counterparty	1,034,719
Payable for Fund shares redeemed	262,666
Distributions payable	59,552
Accrued investment advisory fees	24,875
Accrued supervisory and administrative fees	30,661
Accrued distribution fees	5,136
Accrued servicing fees	5,324
Other liabilities	390

Total Liabilities	85,266,908

Net Assets	$130,749,404

Net Assets Consist of:

Paid in capital	$132,454,688
Distributable earnings (accumulated loss)	(1,705,284)

Net Assets	$130,749,404

Cost of investments in securities	$166,687,134
Cost of investments in Affiliates	$3,061,119
Cost of foreign currency held	$597,394
Proceeds received on short sales	$10,506,237
Cost or premiums of financial derivative instruments, net	$(1,082,623)

* Includes repurchase agreements of:	$26,778

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INCOME FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$68,895,136
I-2	33,058,539
I-3	558,777
Administrative Class	459,036
Class A	18,588,058
Class C	8,648,753
Class R	541,105

Shares Issued and Outstanding:

Institutional Class	5,768,669
I-2	2,768,024
I-3	46,788
Administrative Class	38,436
Class A	1,556,399
Class C	724,168
Class R	45,307

Net Asset Value Per Share Outstanding:

Institutional Class	$11.94
I-2	11.94
I-3	11.94
Administrative Class	11.94
Class A	11.94
Class C	11.94
Class R	11.94

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Consolidated Statement of Operations PIMCO Income Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$3,736,212
Dividends	9,704
Dividends from Investments in Affiliates	61,732
Miscellaneous income	16
Total Income	3,807,664

Expenses:

Investment advisory fees	158,219
Supervisory and administrative fees	195,345
Distribution and/or servicing fees - Administrative Class	560
Distribution fees - Class C	32,097
Distribution fees - Class R	650
Servicing fees - Class A	23,737
Servicing fees - Class C	10,699
Servicing fees - Class R	650
Trustee fees	197
Interest expense	442,186
Miscellaneous expense	1,223
Total Expenses	865,563
Waiver and/or Reimbursement by PIMCO	(124)
Net Expenses	865,439

Net Investment Income (Loss)	2,942,225

Net Realized Gain (Loss):

Investments in securities	(446,243)
Investments in Affiliates	1,178
Exchange-traded or centrally cleared financial derivative instruments	(581,065)
Over the counter financial derivative instruments	2,058,401
Foreign currency	(187,741)

Net Realized Gain (Loss)	844,530

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,176,572
Investments in Affiliates	(146,584)
Exchange-traded or centrally cleared financial derivative instruments	(1,883,061)
Over the counter financial derivative instruments	(217,241)
Foreign currency assets and liabilities	(35,662)

Net Change in Unrealized Appreciation (Depreciation)	(1,105,976)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,680,779

* Foreign tax withholdings	$43

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,942,225	$5,064,898
Net realized gain (loss)	844,530	(1,210,019)
Net change in unrealized appreciation (depreciation)	(1,105,976)	293,834

Net Increase (Decrease) in Net Assets Resulting from Operations	2,680,779	4,148,713

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,839,525)	(3,117,311)
I-2	(848,480)	(1,380,387)
I-3	(13,369)	(11,243	)(a)
Administrative Class	(11,832)	(21,666)
Class A	(486,325)	(1,132,869)
Class C	(187,709)	(377,779)
Class R	(12,712)	(22,807)

Total Distributions(b)	(3,399,952)	(6,064,062)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	12,615,794	8,362,299

Total Increase (Decrease) in Net Assets	11,896,621	6,446,950

Net Assets:

Beginning of period	118,852,783	112,405,833
End of period	$130,749,404	$118,852,783

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Consolidated Statement of Cash Flows PIMCO Income Fund

Six Months Ended September 30, 2019 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,680,779

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(441,584,624)
Proceeds from sales of long-term securities	428,788,011
(Purchases) Proceeds from sales of short-term portfolio investments, net	5,986,332
(Increase) decrease in deposits with counterparty	789,919
(Increase) decrease in receivable for investments sold	38,009,581
(Increase) decrease in interest and/or dividends receivable	(16,371)
(Increase) decrease in dividends receivable from Affiliates	(6,562)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(2,478,284)
Proceeds from (Payments on) over the counter financial derivative instruments	2,049,195
(Increase) decrease in reimbursement receivable from PIMCO	(4)
(Increase) decrease in other assets	(4,241)
Increase (decrease) in payable for investments purchased	(39,561,698)
Increase (decrease) in payable for unfunded loan commitments	(341,593)
Increase (decrease) in deposits from counterparty	(360,862)
Increase (decrease) in accrued investment advisory fees	48
Increase (decrease) in accrued supervisory and administrative fees	(204)
Increase (decrease) in accrued distribution fees	(332)
Increase (decrease) in accrued servicing fees	(969)
Proceeds from (Payments on) short sales transactions, net	(4,631,649)
Proceeds from (Payments on) foreign currency transactions	(223,108)
Increase (decrease) in other liabilities	(55)
Net Realized (Gain) Loss
Investments in securities	446,243
Investments in Affiliates	(1,178)
Exchange-traded or centrally cleared financial derivative instruments	581,065
Over the counter financial derivative instruments	(2,058,401)
Foreign currency	187,741
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,176,572)
Investments in Affiliates	146,584
Exchange-traded or centrally cleared financial derivative instruments	1,883,061
Over the counter financial derivative instruments	217,241
Foreign currency assets and liabilities	35,662
Net amortization (accretion) on investments	(264,489)
Net Cash Provided by (Used for) Operating Activities	(10,909,734)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	29,807,996
Payments on shares redeemed	(20,306,239)
Cash distributions paid*	(351,660)
Proceeds from reverse repurchase agreements	185,305,403
Payments on reverse repurchase agreements	(182,820,004)
Proceeds from sale-buyback transactions	13,368,613
Payments on sale-buyback transactions	(14,230,837)
Net Cash Received from (Used for) Financing Activities	10,773,272

Net Increase (Decrease) in Cash and Foreign Currency	(136,462)

Cash and Foreign Currency:

Beginning of period	736,149
End of period	$599,687
*Reinvestment of distributions	$3,046,407

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$446,736
Non Cash Payment in Kind	$2,825

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO INCOME FUND	See Accompanying Notes

Summary Consolidated Schedule of Investments PIMCO Income Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS

Total Loan Participations and Assignments ^«~ µ(d)(e)(k)(m) (Cost $5,519,897)	$	5,430,563	$	5,411,702	4.1%
CORPORATE BONDS & NOTES

BANKING & FINANCE

Barclays PLC
3.125% - 7.875% due 09/15/2022 - 01/17/2033 (j)(l)	GBP	522,629		674,767	0.5%
1.500% - 8.000% due 12/15/2020 - 09/03/2023 (j)(l)	EUR	170,314		198,854	0.1%
3.548% - 8.000% due 01/10/2023 - 05/16/2029 ~(j)(l)	$	839,136		872,808	0.7%

HSBC Holdings PLC
3.000% - 5.875% due 09/28/2026 - 05/29/2030 (j)(l)	GBP	121,000		157,623	0.1%
4.750% - 6.000% due 09/29/2023 - 07/04/2029 (j)(l)	EUR	83,637		99,527	0.1%
2.724% - 6.500% due 03/08/2021 - 05/22/2030 ~(j)(l)	$	772,624		805,451	0.6%

Royal Bank of Scotland Group PLC
2.000% - 2.500% due 03/08/2023 - 03/04/2025 •	EUR	85,642		99,110	0.1%
3.498% - 8.625% due 08/10/2020 - 09/30/2031 ~•(j)(l)	$	1,224,418		1,304,751	1.0%

UniCredit SpA
7.830% due 12/04/2023		593,520		696,350	0.5%

Other Banking & Finance ~«•þ(h)(i)(j)(k)(l)(o)				12,400,759	9.5%

				17,310,000	13.2%

INDUSTRIALS

Total Industrials ^«~•þ(a)(c)(d)(e)(h)(j)(k)(o)				7,992,471	6.1%
SPECIALTY FINANCE

Total Specialty Finance (h)(k)(m)				43,417	0.0%
UTILITIES

Total Utilities ^~(d)(e)(k)(o)				3,087,723	2.4%

Total Corporate Bonds & Notes (Cost $27,359,461)				28,433,611	21.7%

CONVERTIBLE BONDS & NOTES

Total Convertible Bonds & Notes (k) (Cost $44,201)				40,482	0.0%
MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (k) (Cost $142,634)				194,069	0.2%
U.S. GOVERNMENT AGENCIES

Fannie Mae
0.800% - 18.753% due 10/25/2020 - 06/25/2049 ~•(a)		581,794		185,945	0.1%

Fannie Mae UMBS
3.500% due 06/01/2049 (o)		1,883,925		1,937,976	1.5%
4.000% due 05/01/2047		32,101		33,604	0.0%
4.000% due 05/01/2047 (o)		633,064		664,537	0.5%
4.000% due 10/01/2047		13,343		13,965	0.0%
4.000% due 10/01/2047 (o)		2,518,868		2,642,281	2.0%
4.000% due 11/01/2048		66,122		68,678	0.1%
4.000% due 11/01/2048 (o)		491,583		511,299	0.4%
4.000% due 03/01/2049		36,263		38,476	0.0%
4.000% due 03/01/2049 (o)		4,874,221		5,051,227	3.9%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
2.500% - 6.000% due 07/01/2021 - 08/01/2049 (o)	$	9,792,533	$	10,222,092	7.8%

Fannie Mae UMBS, TBA
2.500% due 11/01/2049		650,000		646,511	0.5%
3.000% due 11/01/2049		9,307,350		9,444,052	7.2%
2.500% - 3.500% due 10/01/2034 - 12/01/2049		775,850		785,633	0.6%
4.000% due 10/01/2049		1,835,077		1,904,609	1.5%
4.000% due 11/01/2049		942,200		978,379	0.8%

Freddie Mac
4.000% due 10/01/2048 (o)		798,089		830,788	0.6%
4.000% due 10/01/2048		240		249	0.0%
0.000% - 20.328% due 11/25/2019 - 08/15/2057 ~(a)(b)(h)(o)		6,211,245		5,345,342	4.1%

Freddie Mac UMBS
3.500% due 07/01/2048		131		135	0.0%
3.500% due 07/01/2048 (o)		554,328		569,687	0.5%
4.000% due 01/01/2049		97,994		102,070	0.1%
4.000% due 01/01/2049 (o)		1,011,120		1,048,371	0.8%
4.000% due 04/01/2049 (o)		585,686		607,513	0.5%
2.500% - 5.000% due 05/01/2026 - 08/01/2049 (o)		3,545,842		3,687,560	2.8%

Ginnie Mae
5.000% due 11/20/2048 (o)		521,955		552,520	0.4%
0.141% - 6.490% due 06/20/2022 - 04/20/2068 ~(a)(o)		3,622,750		3,706,123	2.8%

Ginnie Mae, TBA
4.000% due 10/01/2049		425,000		442,025	0.3%

Other U.S. Government Agencies (k)				352	0.0%

Total U.S. Government Agencies (Cost $51,492,576)				52,021,999	39.8%

U.S. TREASURY OBLIGATIONS

U.S. Treasury Bonds
2.875% due 11/15/2046 (o)(q)		542,700		628,557	0.5%
3.625% due 08/15/2043 (o)(q)		679,488		877,163	0.7%
2.250% - 6.250% due 05/15/2030 - 02/15/2049 (o)(q)(s)		908,372		1,157,623	0.9%

U.S. Treasury Inflation Protected Securities (i)
0.250% due 07/15/2029 (i)(o)		1,580,295		1,598,277	1.2%
0.750% due 07/15/2028 (i)(q)(s)		912,504		959,869	0.7%
2.375% due 01/15/2025 (i)(o)(q)		1,157,923		1,290,274	1.0%
0.125% - 2.500% due 04/15/2020 - 02/15/2049 (i)(o)(q)(s)		989,279		1,064,413	0.8%

U.S. Treasury Notes
2.250% due 08/15/2027 (o)(q)(s)		686,760		718,120	0.5%
2.625% due 02/15/2029 (o)		907,700		982,816	0.8%
1.750% - 2.875% due 11/30/2021 - 08/15/2028 (o)(q)(s)		2,035,668		2,129,966	1.6%
3.125% due 11/15/2028 (o)(q)(s)		895,100		1,005,292	0.8%

Total U.S. Treasury Obligations (Cost $11,746,087)				12,412,370	9.5%

NON-AGENCY MORTGAGE-BACKED SECURITIES

Chester A PLC
1.694% due 03/17/2046	GBP	1,247,699		1,543,157	1.2%
0.000% - 3.894% due 03/17/2046 - 05/20/2046 (h)		466,287		667,225	0.5%

Countrywide Asset-Backed Certificates
2.258% - 2.518% due 03/25/2036 - 04/25/2036 ^•	$	26,880		25,301	0.0%

Credit Suisse First Boston Mortgage Securities Corp.
3.149% due 06/25/2046 ~		968,236		982,508	0.7%

22	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS

Credit Suisse Mortgage Capital Certificates Trust
0.000% due 07/25/2049 (h)	$	1,747,318	$	1,766,041	1.3%
3.404% due 09/25/2049		1,181,768		1,192,567	0.9%
0.000% - 3.404% due 09/25/2049 - 01/27/2059 ~(h)		71,432		72,006	0.1%

Credit Suisse Mortgage Capital Trust
3.255% due 07/25/2057 ~		1,026,487		938,778	0.7%
3.420% due 07/25/2058 ~		3,963,663		3,736,655	2.9%
3.509% due 10/25/2060 ~		2,255,080		2,170,481	1.7%
3.651% due 06/25/2048		1,401,227		1,379,277	1.1%
3.851% due 11/25/2076		1,407,153		1,409,535	1.1%
3.858% due 04/25/2058 ~		638,072		651,054	0.5%
4.304% due 12/25/2048 ~		1,107,923		1,138,624	0.9%
4.543% due 06/01/2050 ~		2,428,801		2,504,017	1.9%
0.000% - 4.789% due 09/25/2048 - 11/25/2076 ~(h)		1,843,911		1,848,494	1.4%

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		17,385		17,442	0.0%

Proteus RMBS DAC
0.143% due 10/29/2054	EUR	653,580		711,986	0.5%

Ripon Mortgages PLC
1.561% due 08/20/2056	GBP	436,319		535,120	0.4%

Roundstone Securities DAC
0.187% due 09/28/2055 •	EUR	928,874		996,577	0.8%
0.000% - 1.837% due 09/28/2055 ~•		311,875		270,024	0.2%

Other Non-Agency Mortgage-Backed Securities ^«~þ(a)(h)(k)(m)				13,207,975	10.1%

Total Non-Agency Mortgage-Backed Securities (Cost $36,705,926)				37,764,844	28.9%

ASSET-BACKED SECURITIES

Countrywide Asset-Backed Certificates
2.158% - 5.834% due 07/25/2033 - 11/25/2047 ^~•		1,478,661		1,362,071	1.0%

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)		1,654,887		1,534,004	1.2%
1.000% due 02/25/2056		408		407	0.0%

Educational Funding Trust
3.557% due 02/01/2050		567,914		599,997	0.5%

Legacy Mortgage Asset Trust
3.157% due 12/25/2056 ~		1,206,494		1,114,081	0.9%
3.890% due 01/28/2070 •		853,555		869,068	0.7%
4.111% due 08/26/2058		1,523,072		1,560,053	1.2%
4.134% due 02/25/2058 ~		1,157,775		1,176,020	0.9%
4.409% due 12/26/2057 ~		766,326		787,004	0.6%
0.000% - 8.286% due 06/25/2057 - 01/28/2070 ~(h)		1,856,347		1,872,596	1.4%

SoFi Alternative Trust
2.911% due 01/17/2045 ~		659,558		683,111	0.5%
4.565% due 05/16/2050 ~		373,746		392,874	0.3%
4.626% due 06/15/2050 ~		652,776		685,487	0.5%

Other Asset-Backed Securities ^«~•þ(a)(h)(k)(o)				13,383,859	10.2%

Total Asset-Backed Securities (Cost $25,009,886)				26,020,632	19.9%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
SOVEREIGN ISSUES

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (h)	BRL	3,658,246	$	869,541	0.7%

Saudi Government International Bond
4.000% due 04/17/2025	$	556,020		596,660	0.4%

Other Sovereign Issues ^~•þ(a)(e)(k)(o)				4,243,912	3.3%

Total Sovereign Issues (Cost $7,443,652)				5,710,113	4.4%

COMMON STOCKS

Total Common Stocks «(f)(k)(m) (Cost $146,558)				157,783	0.1%
WARRANTS

Total Warrants «(k) (Cost $354,379)				276,322	0.2%
PREFERRED SECURITIES

Total Preferred Securities «~(j)(k) (Cost $156,355)				161,113	0.1%
REAL ESTATE INVESTMENT TRUSTS

Total Real Estate Investment Trusts (k) (Cost $157,895)				260,090	0.2%

SHORT-TERM INSTRUMENTS

REPURCHASE AGREEMENTS

				26,778	0.0%
ARGENTINA TREASURY BILLS

Total Argentina Treasury Bills (g)(h)(k)				69,504	0.1%
U.S. TREASURY BILLS
1.943% due 10/22/2019 - 12/26/2019 (g)(h)(o)(q)(s)		166,939		166,474	0.1%

Total Short-Term Instruments (Cost $407,627)				262,756	0.2%

Total Investments in Securities (Cost $166,687,134)				169,127,886	129.3%

			SHARES
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

COMMON STOCKS

Total Common Stocks «(k)(m) (Cost $318,596)		668,824		172,731	0.2%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES

PIMCO Short-Term Floating NAV Portfolio III		277,278,310		2,743,114	2.1%

Total Short-Term Instruments (Cost $3,061,119)				2,915,845	2.3%

Total Investments in Affiliates (Cost $3,061,119)				2,915,845	2.3%

Total Investments (k) (Cost $169,748,253)			$	172,043,731	131.6%

Financial Derivative Instruments (p)(r) (Cost or Premiums, net $(1,082,623))				921,005	0.7%

Other Assets and Liabilities, net				(42,215,332)	(32.3)%

Net Assets			$	130,749,404	100%

24	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	The group contains securities valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains interest only securities.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.
(d)	The group contains payment in-kind bond securities.
(e)	The group contains securities which are not accruing income as of the date of this report.
(f)	The group contains securities which did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	The group contains Zero coupon securities.
(i)	The group contains securities in which the Principal amount is adjusted for inflation.
(j)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2019.

(l)	Contingent convertible security.
(m)	The group contains restricted securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$25,648	$26,332	0.02%
Britannia Property Owner LLC 5.225% due 10/09/2021	11/15/2018	48,061	47,968	0.04
Cheltenham 5.675% due 11/09/2021	11/15/2018	62,131	62,208	0.05
CIMIC Group Ltd. 0.000% due 10/31/2019	11/08/2018	24,911	24,938	0.02
CIMIC Group Ltd. 0.000% due 10/17/2019	11/08/2018	18,465	18,479	0.02
Dommo Energia S.A.	12/21/2017 - 12/26/2017	3,413	13,820	0.01
Dream Hotel 5.325% due 01/31/2021	11/15/2018	41,942	42,057	0.03
Eneva S.A.	03/25/2019	1,850	2,944	0.00
Fidere Gestion De Vivienda 2.500% due 05/15/2020	10/31/2018	109,503	105,617	0.08
GHH Holdings Ltd. 2.613% due 12/04/2024	10/10/2018	98,495	92,332	0.07
Grey Barn LLC 5.025% due 09/09/2021	11/15/2018	95,251	95,423	0.07
Hotel (PL Property) Ltd. 2.667% due 02/07/2023	07/09/2018	71,550	66,479	0.05
Isla Vista Owner LLC 4.870% due 05/09/2020	11/15/2018	53,633	53,701	0.04
Kiinteisto oy Paulon Talo 2.300% due 02/15/2021	04/18/2018	51,045	45,017	0.04
Kiinteisto oy Paulon Talo 2.350% due 02/15/2021	04/18/2018	55,630	49,060	0.04
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	26	15	0.00
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	26	15	0.00
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	26	15	0.00
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	27	14	0.00

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	$27	$14	0.00%
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	27	14	0.00
Oasis West 5.280% due 03/08/2022	07/13/2018	200,000	200,931	0.15
Sierra Hamilton Holder LLC	07/31/2017	3,896	2,890	0.00
Tawny Funding S.A. 3.150% due 03/16/2023	08/28/2018	323,352	300,492	0.23
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	39	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 03/20/2019	4,070	1,812	0.00

		$1,293,152	$1,252,643	0.96%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$26,778	U.S. Treasury Notes 2.250% due 03/31/2021	$(27,317)	$26,778	$26,779

Total Repurchase Agreements						$(27,317)	$26,778	$26,779

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.500%	09/24/2019	TBD	(3)	$	(2,105)	$(2,106)
	1.850	09/11/2019	TBD	(3)		(1,470)	(1,471)
	1.850	09/17/2019	TBD	(3)		(6,945)	(6,950)
	2.250	08/07/2019	TBD	(3)		(7,161)	(7,186)
BOM	2.190	08/28/2019	11/12/2019			(4,415)	(4,424)
	2.200	08/28/2019	11/12/2019			(6,623)	(6,636)
	2.200	08/30/2019	11/12/2019			(1,427)	(1,430)
	2.250	09/12/2019	10/10/2019			(350,039)	(350,455)
	2.310	08/02/2019	10/10/2019			(716,879)	(719,639)
	2.310	10/01/2019	10/08/2019			(425,475)	(425,475)
	2.330	07/24/2019	10/22/2019			(41,500)	(41,685)
	2.330	08/28/2019	10/22/2019			(4,967)	(4,978)
	2.330	09/26/2019	10/22/2019			(1,810)	(1,811)
	2.370	08/30/2019	10/16/2019			(21,840)	(21,886)
	2.370	09/24/2019	10/16/2019			(52,941)	(52,966)
	2.370	09/26/2019	10/16/2019			(67,083)	(67,105)
BOS	1.270	09/24/2019	10/01/2019			(9,373)	(9,375)
	2.000	10/01/2019	10/09/2019			(15,188)	(15,187)
	2.150	10/01/2019	10/07/2019			(4,354)	(4,354)
	2.200	09/27/2019	10/16/2019			(5,310)	(5,312)
	2.250	09/04/2019	10/15/2019			(10,448)	(10,465)
	2.260	09/12/2019	10/10/2019			(2,789,308)	(2,792,635)

26	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.270%	09/16/2019	10/16/2019		$	(19,136)	$(19,154)
	2.270	09/26/2019	10/15/2019			(70,433)	(70,455)
	2.270	10/01/2019	10/15/2019			(25,823)	(25,823)
BRC	0.500	09/23/2019	TBD	(3)		(2,662)	(2,662)
	2.200	08/07/2019	TBD	(3)		(5,731)	(5,750)
	2.250	08/07/2019	TBD	(3)		(15,395)	(15,448)
	2.250	08/21/2019	TBD	(3)		(7,496)	(7,515)
BSN	2.240	09/16/2019	10/16/2019			(530,271)	(530,766)
	2.250	08/13/2019	10/11/2019			(1,472)	(1,477)
	2.250	08/30/2019	10/11/2019			(19,316)	(19,355)
	2.270	08/13/2019	10/10/2019			(2,015,312)	(2,021,539)
	2.290	08/19/2019	10/02/2019			(16,830)	(16,876)
	2.290	08/30/2019	10/02/2019			(7,683)	(7,698)
	2.310	08/30/2019	10/03/2019			(24,145)	(24,195)
	2.310	09/27/2019	10/03/2019			(2,601)	(2,602)
CFR	1.650	09/25/2019	TBD	(3)		(3,069)	(3,070)
	2.250	08/21/2019	TBD	(3)		(19,567)	(19,617)
CIB	2.230	09/12/2019	10/10/2019			(139,094)	(139,258)
	2.290	08/22/2019	10/22/2019			(229,027)	(229,610)
	2.330	10/01/2019	10/08/2019			(484,155)	(484,155)
CSN	2.250	09/12/2019	10/10/2019			(650,670)	(651,443)
	2.360	08/20/2019	10/03/2019			(18,744)	(18,796)
	2.370	08/20/2019	10/03/2019			(236,181)	(236,834)
DEU	2.250	08/30/2019	10/08/2019			(17,502)	(17,536)
	2.250	09/04/2019	10/01/2019			(3,214)	(3,219)
FAR	2.250	09/25/2019	10/04/2019			(98,803)	(98,840)
	2.270	09/25/2019	10/10/2019			(1,981,985)	(1,982,735)
	2.280	09/20/2019	12/20/2019			(695,218)	(695,702)
	2.300	09/19/2019	10/21/2019			(1,153,420)	(1,154,304)
GRE	2.260	10/01/2019	10/03/2019			(833)	(833)
	2.290	08/30/2019	10/08/2019			(4,829)	(4,839)
	2.320	10/01/2019	10/15/2019			(279,268)	(279,268)
GSC	2.250	08/19/2019	10/21/2019			(340,469)	(341,384)
IND	2.260	09/12/2019	10/10/2019			(1,141,556)	(1,142,918)
JML	1.130	09/23/2019	12/20/2019		GBP	(687)	(845)
JPS	2.000	09/26/2019	10/04/2019		$	(8,488)	(8,490)
	2.200	09/26/2019	12/20/2019			(564,375)	(564,547)
	2.200	09/30/2019	10/01/2019			(292,950)	(292,968)
	2.220	09/20/2019	10/18/2019			(50,481)	(50,515)
	2.270	09/12/2019	10/10/2019			(500,721)	(501,321)
MEI	1.000	09/30/2019	TBD	(3)		(20,659)	(20,660)
	1.500	09/24/2019	TBD	(3)		(20,723)	(20,729)
NOM	1.950	09/23/2019	TBD	(3)		(1,328)	(1,329)
	2.000	09/23/2019	TBD	(3)		(2,779)	(2,780)
	2.240	08/14/2019	11/13/2019			(3,343,998)	(3,353,985)
NXN	2.260	09/12/2019	10/10/2019			(970,639)	(971,797)
	2.290	10/01/2019	10/15/2019			(37,859)	(37,859)
	2.360	08/05/2019	10/02/2019			(239,709)	(240,605)
RCY	2.210	09/12/2019	11/12/2019			(2,366,424)	(2,369,184)
	2.280	08/30/2019	10/11/2019			(3,731)	(3,739)
	2.280	09/04/2019	10/11/2019			(4,285)	(4,292)
	2.280	09/05/2019	10/11/2019			(8,865)	(8,880)
	2.280	10/01/2019	10/11/2019			(204,267)	(204,267)
	2.450	09/20/2019	10/21/2019			(506,815)	(507,194)
SAL	2.000	09/23/2019	TBD	(3)		(13,016)	(13,022)
	2.260	09/12/2019	10/10/2019			(489,720)	(490,304)
SCX	2.260	10/01/2019	10/11/2019			(2,647)	(2,647)
	2.270	10/01/2019	10/04/2019			(1,324)	(1,324)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.280%	10/01/2019	10/11/2019	$	(2,835)	$(2,835)
	2.290	10/01/2019	10/08/2019		(132)	(132)
	2.350	08/16/2019	10/02/2019		(1,347)	(1,352)
	2.350	08/29/2019	10/02/2019		(551)	(552)
	2.350	09/19/2019	10/18/2019		(518,951)	(519,357)
	2.370	10/01/2019	10/15/2019		(1,547,747)	(1,547,747)
SGY	2.220	09/12/2019	11/13/2019		(239,829)	(240,110)
	2.220	09/13/2019	11/13/2019		(523,058)	(523,639)
	2.220	09/16/2019	11/14/2019		(683,914)	(684,547)
	2.220	09/17/2019	11/15/2019		(982,715)	(983,563)
	2.250	10/01/2019	10/03/2019		(2,118)	(2,118)
	2.270	09/19/2019	11/19/2019		(747,580)	(748,146)
	2.310	08/26/2019	10/21/2019		(395,135)	(396,048)
UAG	2.320	09/19/2019	10/21/2019		(454,781)	(455,133)

Total Reverse Repurchase Agreements						$(30,607,769)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BPG	2.170%	09/10/2019	11/27/2019	$(16,677)	$(16,698)
GSC	2.220	08/23/2019	10/07/2019	(24,517)	(24,576)
UBS	2.260	08/16/2019	10/08/2019	(301,036)	(301,905)
	2.260	08/28/2019	10/08/2019	(24,275)	(24,327)
	2.260	08/29/2019	10/08/2019	(1,655)	(1,659)
	2.260	08/30/2019	10/08/2019	(549)	(550)
	2.260	10/01/2019	10/08/2019	(105)	(105)
	2.270	09/06/2019	10/07/2019	(171,515)	(171,785)
	2.270	10/01/2019	10/07/2019	(2,406)	(2,406)
	2.290	08/13/2019	10/07/2019	(6,118)	(6,137)
	2.290	08/28/2019	10/07/2019	(110)	(110)
	2.290	08/29/2019	10/07/2019	(8,166)	(8,183)
	2.290	09/06/2019	10/07/2019	(11,663)	(11,681)
	2.290	09/09/2019	10/02/2019	(14,533)	(14,554)
	2.290	10/01/2019	10/07/2019	(1,151)	(1,151)
	2.310	09/06/2019	10/10/2019	(17,152)	(17,179)
	2.650	02/01/2019	01/31/2020	(480,262)	(488,970)
	2.650	03/13/2019	01/31/2020	(93,657)	(95,067)
	2.650	04/18/2019	01/31/2020	(101,487)	(102,738)

Total Sale-Buyback Transactions					$(1,289,781)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.0)%
Fannie Mae UMBS, TBA	3.000%	10/01/2034	$43,000	$(44,082)	$(43,962)
Fannie Mae UMBS, TBA	3.500	11/01/2049	1,758,250	(1,798,968)	(1,804,370)
Fannie Mae UMBS, TBA	4.000	10/01/2034	46,200	(48,084)	(48,069)
Fannie Mae UMBS, TBA	4.000	11/01/2034	60,000	(62,391)	(62,428)
Fannie Mae UMBS, TBA	4.000	11/01/2049	1,990,000	(2,063,770)	(2,066,413)
Fannie Mae UMBS, TBA	4.500	11/01/2034	6,000	(6,149)	(6,179)
Fannie Mae UMBS, TBA	4.500	11/01/2049	2,321,400	(2,442,317)	(2,446,357)

28	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$493,250	$(528,163)	$(528,818)
Freddie Mac, TBA	3.000	10/01/2049	2,000	(2,043)	(2,032)
Freddie Mac, TBA	4.000	10/01/2049	88,800	(92,185)	(92,217)
Ginnie Mae, TBA	3.000	11/01/2049	44,550	(45,565)	(45,683)
Ginnie Mae, TBA	3.500	10/01/2049	3,000	(3,125)	(3,117)
Ginnie Mae, TBA	3.500	11/01/2049	351,700	(363,693)	(364,257)
Ginnie Mae, TBA	4.000	10/01/2049	911,325	(946,886)	(947,831)
Ginnie Mae, TBA	4.000	11/01/2049	508,000	(527,745)	(528,201)
Ginnie Mae, TBA	4.500	10/01/2049	119,950	(125,179)	(125,385)
Ginnie Mae, TBA	4.500	11/01/2049	260,250	(272,094)	(271,799)
Ginnie Mae, TBA	5.000	10/01/2049	899,900	(946,231)	(948,832)
Ginnie Mae, TBA	5.000	11/01/2049	178,000	(187,567)	(187,477)

Total Short Sales (8.0)%				$(10,506,237)	$(10,523,427)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(17,713)	$0	$(17,713)	$19,972	$2,259
BOM	0	(1,698,490)	0	(1,698,490)	1,271,157	(427,333)
BOS	0	(2,952,760)	0	(2,952,760)	2,989,267	36,507
BRC	0	(31,375)	0	(31,375)	36,322	4,947
BSN	0	(2,624,508)	0	(2,624,508)	2,695,998	71,490
CFR	0	(22,687)	0	(22,687)	22,777	90
CIB	0	(853,023)	0	(853,023)	861,251	8,228
CSN	0	(907,073)	0	(907,073)	937,922	30,849
DEU	0	(20,755)	0	(20,755)	20,583	(172)
FAR	0	(3,931,581)	0	(3,931,581)	4,086,681	155,100
FICC	26,779	0	0	26,779	(27,317)	(538)
GRE	0	(284,940)	0	(284,940)	283,417	(1,523)
GSC	0	(341,384)	0	(341,384)	351,515	10,131
IND	0	(1,142,918)	0	(1,142,918)	1,175,438	32,520
JML	0	(845)	0	(845)	1,023	178
JPS	0	(1,417,841)	0	(1,417,841)	1,427,702	9,861
MEI	0	(41,389)	0	(41,389)	41,779	390
NOM	0	(3,358,094)	0	(3,358,094)	3,454,987	96,893
NXN	0	(1,250,261)	0	(1,250,261)	1,282,994	32,733
RCY	0	(3,097,556)	0	(3,097,556)	3,179,102	81,546
SAL	0	(503,326)	0	(503,326)	522,295	18,969
SCX	0	(2,075,946)	0	(2,075,946)	1,488,484	(587,462)
SGY	0	(3,578,171)	0	(3,578,171)	3,717,004	138,833
UAG	0	(455,133)	0	(455,133)	479,084	23,951
UBS	0	0	0	0	(2,200)	(2,200)

Master Securities Forward Transaction Agreement
BPG	0	0	(16,698)	(16,698)	16,566	(132)
BPS	0	0	0	0	111	111

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
GSC	$0	$0	$(24,576)	$(24,576)	$24,459	$(117)
UBS	0	0	(1,248,507)	(1,248,507)	1,251,451	2,944

Total Borrowings and Other Financing Transactions	$26,779	$(30,607,769)	$(1,289,781)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(292,968)	$(8,490)	$(845)	$(62,249)	$(364,552)
U.S. Government Agencies	0	(15,792,428)	(9,598,876)	0	(25,391,304)
U.S. Treasury Obligations	(12,594)	(1,160,209)	(577,037)	0	(1,749,840)
Sovereign Issues	0	0	0	(68,047)	(68,047)

Total	$(305,562)	$(16,961,127)	$(10,176,758)	$(130,296)	$(27,573,743)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(586,308)	(16,698)	(686,775)	(1,289,781)

Total	$0	$(586,308)	$(16,698)	$(686,775)	$(1,289,781)

Total Borrowings	$(305,562)	$(17,547,435)	$(10,193,456)	$(817,071)	$(28,863,524)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(28,863,524)

(o)	Securities with an aggregate market value of $31,715,023 and cash of $8,008 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(32,393,855) at a weighted average interest rate of 2.525%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(6,452) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(3,034,026) is outstanding at period end.

30	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	3	$570	$(5)	$0	$0
Euro-Buxl 30-Year Bond December Futures	12/2019	3	711	(21)	0	(6)
U.S. Treasury 10-Year Note December Futures	12/2019	34,168	4,452,518	(49,996)	0	(2,670)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	21,030	4,035,788	(107,614)	1,314	0

				$(157,636)	$ 1,314	$(2,676)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	11,965	$(1,189,960)	$(13,546)	$6,762	$(484)
Japan Government 10-Year Bond December Futures	12/2019	1,386	(1,987,123)	628	2,692	0
U.S. Treasury 5-Year Note December Futures	12/2019	106,096	(12,641,173)	87,710	4,973	0
United Kingdom Long Gilt December Futures	12/2019	48,959	(8,080,914)	(25,282)	0	(23,477)

				$49,510	$14,427	$(23,961)

Total Futures Contracts				$(108,126)	$15,741	$(26,637)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Constellation Energy Group, Inc.	(1.000)%	Quarterly	06/20/2020	0.038%	$1,900	$(15)	$1	$(14)	$0	$0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	0.727	2,200	(28)	6	(22)	2	0
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	2.221	2,200	(304)	33	(271)	4	0

						$(347)	$40	$(307)	$6	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.218%	$	25,200	$435	$7	$442	$1	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	4.513		7,800	(44)	211	167	17	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454	EUR	55,500	76	17	93	9	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2022	1.283%	$	2,000	$235	$(1)	$234	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.393		19,400	30	119	149	1	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		72,800	(1,215)	1,277	62	9	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.850		11,600	1,094	(26)	1,068	0	(5)

							$611	$1,604	$2,215	$37	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	108,768	$(7,614)	$(955)	$(8,569)	$0	$(205)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		20,196	(1,229)	(226)	(1,455)	0	(46)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024		352,600	(23,536)	(523)	(24,059)	8	(948)

						$(32,379)	$(1,704)	$(34,083)	$8	$(1,199)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-24 5-Year Index	1.000%	Quarterly	12/20/2020	$	30,337	$66	$80	$146	$10	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022		35,308	(816)	143	(673)	8	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		18,700	(651)	75	(576)	9	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		133,700	(5,951)	726	(5,225)	11	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		976,000	(49,055)	3,544	(45,511)	649	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		93,600	(4,614)	(285)	(4,899)	48	0
CDX.HY-24 5-Year Index	5.000	Quarterly	06/20/2020		2,140,353	41,953	(596)	41,357	1,255	0
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020		2,293,185	76,088	(595)	75,493	1,602	0

						$57,020	$3,092	$60,112	$3,592	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	Semi-Annual	03/19/2027	CAD	172,700	$9,232	$(844)	$8,388	$0	$(149)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	29,962	(4,133)	25,829	0	(330)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	(35)	8,177	0	(143)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	62	4,033	0	(50)
Receive	3-Month CAD-Bank Bill	2.800	Semi-Annual	12/18/2043		289,300	(20,346)	(19,501)	(39,847)	470	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(4,044)	(1,466)	(5,510)	43	0

32	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.543%	Semi-Annual	02/05/2024	$	584,700	$0	$(25,404)	$(25,404)	$0	$(22)
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	02/05/2024		584,700	0	(25,582)	(25,582)	0	(22)
Receive	3-Month USD-LIBOR	2.559	Semi-Annual	02/05/2024		584,900	0	(25,827)	(25,827)	0	(22)
Receive	3-Month USD-LIBOR	2.571	Semi-Annual	02/05/2024		292,500	0	(13,072)	(13,072)	0	(11)
Receive	3-Month USD-LIBOR	2.580	Semi-Annual	02/05/2024		877,700	0	(39,552)	(39,552)	0	(34)
Receive	3-Month USD-LIBOR	2.605	Semi-Annual	02/05/2024		878,200	0	(40,561)	(40,561)	0	(35)
Receive	3-Month USD-LIBOR	2.607	Semi-Annual	02/05/2024		292,800	0	(13,539)	(13,539)	0	(12)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		17,381,100	(357,382)	(954,632)	(1,312,014)	3,019	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		1,404,336	(76,192)	7,445	(68,747)	315	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		288,400	20,101	(29,245)	(9,144)	84	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		4,344,160	(157,052)	(289,406)	(446,458)	1,030	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		423,650	(720)	(16,328)	(17,048)	81	0
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		1,378,400	(16,392)	(7,436)	(23,828)	274	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		835,400	(14,732)	(19,236)	(33,968)	186	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		405,900	(385)	(16,152)	(16,537)	90	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		241,740	5,504	(51,082)	(45,578)	0	(345)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		142,650	(336)	(18,034)	(18,370)	0	(189)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		264,830	(1,907)	(16,246)	(18,153)	0	(356)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		149,670	(2,130)	5,401	3,271	0	(205)
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,680,610	(10,294)	(3,680)	(13,974)	0	(2,260)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		758,540	(2,697)	19,175	16,478	0	(1,013)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		893,800	(1,923)	(113,227)	(115,150)	0	(1,141)
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027	ZAR	625,500	(1)	2,283	2,282	0	(121)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	283	282	0	(74)
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD	3,175,400	195,330	34,913	230,243	0	(1,170)
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	2,499	31,176	0	(145)
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	10,563	46,125	0	(275)
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	65,214	99,266	0	(1,440)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	44,052	76,098	0	(1,110)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	2,236	2,110	0	(49)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,525,200	9,736	137,869	147,605	0	(2,256)
Receive	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	14,652,600	(27,492)	(120,419)	(147,911)	0	(3,340)
Receive	6-Month EUR-EURIBOR	0.000	Annual	09/09/2021		7,440,000	(19,746)	(56,630)	(76,376)	0	(1,650)
Receive	6-Month EUR-EURIBOR	0.230	Annual	08/15/2024		500,000	336	(18,172)	(17,836)	0	(168)
Receive	6-Month EUR-EURIBOR	0.215	Annual	08/20/2024		500,000	282	(17,762)	(17,480)	0	(166)
Receive	6-Month EUR-EURIBOR	0.220	Annual	08/21/2024		550,000	284	(19,651)	(19,367)	0	(182)
Receive	6-Month EUR-EURIBOR	0.220	Annual	08/26/2024		550,000	(34)	(19,305)	(19,339)	0	(179)
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/04/2024		380,000	85	(14,319)	(14,234)	0	(122)
Receive	6-Month EUR-EURIBOR	0.290	Annual	09/05/2024		550,000	97	(21,640)	(21,543)	0	(178)
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024		136,700	22	(5,141)	(5,119)	0	(44)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		267,100	38	(10,145)	(10,107)	0	(84)
Receive	6-Month EUR-EURIBOR	0.230	Annual	09/12/2024		360,000	(115)	(12,708)	(12,823)	0	(113)
Receive	6-Month EUR-EURIBOR	0.180	Annual	09/18/2024		900,000	(34)	(29,236)	(29,270)	0	(273)
Receive	6-Month EUR-EURIBOR	0.195	Annual	09/25/2024		540,000	230	(18,226)	(17,996)	0	(156)
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		875,000	(5,263)	(14,212)	(19,475)	0	(280)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029		3,000,000	(669)	279,791	279,122	0	(2,143)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		5,832,300	(10,230)	552,155	541,925	0	(4,236)
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029		4,913,200	24,293	432,028	456,321	0	(3,624)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,544,200	27,355	(890,782)	(863,427)	35,721	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	09/09/2049		1,290,000	(10,286)	(427,179)	(437,465)	18,187	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	923,675	2,905	(15,334)	(12,429)	0	(3,789)
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		25,900	631	(1,084)	(453)	73	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,855)	(15,771)	(20,626)	1,100	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	17,459	(24,400)	(6,941)	1,274	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		44,520,000	229	(15,983)	(15,754)	706	0
Receive	6-Month JPY-LIBOR	0.285	Semi-Annual	01/25/2028		330,000	24	(123)	(99)	5	0
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		17,900,000	1,130	(6,702)	(5,572)	297	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		18,490,000	10	(6,536)	(6,526)	309	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		99,703,000	5,646	(36,294)	(30,648)	1,770	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		36,330,000	3,225	(14,387)	(11,162)	645	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		8,670,000	(8)	(3,483)	(3,491)	143	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,890,323,000	(90,127)	(763,927)	(854,054)	39,868	0
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		16,170,000	(110)	(6,691)	(6,801)	341	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		7,830,000	55	(3,243)	(3,188)	507	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		4,840,000	(182)	(2,002)	(2,184)	1,035	0
Receive	6-Month JPY-LIBOR	0.446	Semi-Annual	06/18/2029		13,110,000	291	(6,393)	(6,102)	259	0
Receive	6-Month JPY-LIBOR	0.471	Semi-Annual	06/18/2029		13,120,000	(4)	(6,413)	(6,417)	260	0
Pay	6-Month JPY-LIBOR	0.119	Semi-Annual	08/30/2029		35,816,000	0	(2,391)	(2,391)	0	(768)
Pay	6-Month JPY-LIBOR	0.125	Semi-Annual	09/06/2029		27,130,000	0	(1,991)	(1,991)	0	(587)
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		13,464,000	0	(728)	(728)	0	(293)
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		13,821,000	6	(415)	(409)	0	(302)
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029		13,206,000	0	(501)	(501)	0	(288)
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	09/13/2029		12,804,000	0	126	126	0	(281)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month JPY-LIBOR	0.015%	Semi-Annual	09/17/2029	JPY	13,126,000	$0	$366	$366	$0	$(290)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		20,032,000	0	(431)	(431)	0	(446)
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		13,880,400	0	(525)	(525)	0	(307)
Pay	28-Day MXN-TIIE	8.320	Lunar	02/10/2021	MXN	10,000,000	48	9,582	9,630	0	(368)
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021		10,500,000	0	15,603	15,603	0	(486)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022		11,800,000	0	22,669	22,669	0	(697)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		538,600	0	1,091	1,091	0	(37)
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		936,700	0	1,894	1,894	0	(65)
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		1,673,100	(345)	3,736	3,391	0	(120)
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023		44,600,000	0	116,150	116,150	0	(3,185)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025		6,500,000	0	25,805	25,805	0	(656)
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026		8,240,000	0	40,337	40,337	0	(873)
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027		20,000,000	0	104,794	104,794	0	(2,059)
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,364,100	(13)	(5,777)	(5,790)	130	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		25,700	0	(110)	(110)	2	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		7,726,300	(4,092)	(29,257)	(33,349)	737	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	0	(2,265)	(2,265)	59	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	0	(125)	(125)	3	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	6	(3,546)	(3,540)	76	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	154	(2,879)	(2,725)	57	0
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034		1,750,000	0	15,184	15,184	0	(264)
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	255	(355)	(100)	9	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	1,409	(9,713)	(8,304)	220	0

							$(341,375)	$(2,476,216)	$(2,817,591)	$109,385	$(46,078)

Total Swap Agreements							$(316,470)	$(2,473,184)	$(2,789,654)	$113,028	$(47,282)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$15,741	$113,329	$129,070	$0	$(26,637)	$(48,894)	$(75,531)

(q)

Securities with an aggregate market value of $2,909,894 and cash of $246,866 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

34	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $301 and liability of $(1,612) for closed swap agreements is outstanding at period end.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2019		EUR	3,173,512	$		3,511,394	$52,424	$0
	10/2019		MXN	1,261,893			64,088	366	0
	10/2019	$		466		ARS	29,751	2	0
	10/2019			39,243		AUD	58,066	0	(51)
	10/2019			33,845		DKK	220,368	0	(1,674)
	10/2019			7,088		GBP	5,745	0	(25)
	10/2019			41,313		TRY	238,407	597	0
	11/2019		AUD	48,056	$		32,506	33	0
	11/2019		NZD	205,562			132,884	4,032	0
	11/2019	$		35,010		JPY	3,767,500	0	(89)
	01/2020			63,139		MXN	1,261,894	0	(348)
BPS	10/2019		BRL	1,645,670			395,176	0	(899)
	10/2019		EUR	208,185			230,258	3,347	0
	10/2019		JPY	26,496,832			249,356	4,299	0
	10/2019		MXN	2,140,715			106,239	0	(1,985)
	10/2019	$		12,740		AUD	18,760	0	(78)
	10/2019			401,066		BRL	1,645,670	0	(4,991)
	10/2019			197,175		EUR	177,729	0	(3,459)
	10/2019			148,859		JPY	15,791,900	0	(2,807)
	10/2019			25,103		TRY	144,429	295	0
	11/2019		EUR	597,170	$		652,946	442	0
	11/2019		NZD	357,037			230,204	6,403	0
	11/2019		PEN	9,374			2,745	0	(31)
	11/2019	$		132,709		RUB	8,784,244	1,996	0
	01/2020		BRL	2,153,318	$		564,419	49,012	0
	01/2020	$		264,026		BRL	1,004,065	0	(23,698)
	01/2020			184,759		MXN	3,647,588	0	(2,939)
	03/2020		ARS	215,139	$		3,969	1,437	0
BRC	10/2019		GBP	535,572			655,213	0	(3,299)
	10/2019	$		518,673		AUD	754,060	0	(9,720)
	10/2019			795,380		GBP	645,568	0	(1,623)
	10/2019			223,948		JPY	24,009,800	0	(1,892)
	10/2019			352,345		MXN	6,924,215	0	(2,289)
	11/2019		GBP	951,281	$		1,173,266	2,049	0
	11/2019	$		16,640		JPY	1,792,200	0	(28)
	03/2020		ARS	401,593	$		7,434	2,706	0
BSS	10/2019		BRL	16,301,400			4,284,901	361,532	0
	10/2019	$		3,937,886		BRL	16,301,400	7,077	(21,594)
CBK	10/2019		BRL	77,300	$		18,562	0	(42)
	10/2019		CAD	5,508			4,156	0	(2)
	10/2019		GBP	82,356			102,528	1,267	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2019		PEN	244,481	$		71,907	$0	$(576)
	10/2019	$		18,900		BRL	77,300	0	(295)
	10/2019			2,388		CAD	3,149	0	(11)
	10/2019			70,004		EUR	63,296	0	(1,014)
	10/2019			134,668		GBP	108,241	0	(1,580)
	10/2019			132,864		JPY	14,147,700	0	(2,018)
	10/2019			74,943		NZD	119,085	0	(372)
	10/2019			80,946		PEN	274,477	432	0
	10/2019			538,405		RUB	35,000,000	2,795	(2,484)
	10/2019			108,006		TRY	620,638	1,569	0
	10/2019		ZAR	34,241	$		2,398	139	0
	11/2019		NZD	119,085			74,999	373	0
	11/2019		PEN	567,248			167,338	57	(764)
	11/2019	$		19,557		MXN	386,387	0	(87)
	12/2019		PEN	22,928	$		6,787	2	0
	12/2019	$		698,699		RUB	46,292,645	8,143	0
	01/2020		PEN	203,081	$		59,651	0	(336)
	01/2020	$		218,015		BRL	826,539	0	(20,179)
	01/2020			322,977		MXN	6,410,136	0	(3,584)
	02/2020		PEN	35,738	$		10,484	0	(56)
DUB	02/2020	$		1		ARS	55	0	0
FBF	10/2019		GBP	150,000	$		183,321	0	(1,111)
GLM	10/2019		AUD	953,571			641,559	0	(2,053)
	10/2019		EUR	2,112,914			2,336,060	33,089	0
	10/2019		GBP	4,293,016			5,239,270	876	(40,081)
	10/2019		JPY	168,799,889			1,594,108	32,953	0
	10/2019	$		895,548		AUD	1,309,771	0	(11,518)
	10/2019			210,540		MXN	4,100,605	0	(3,089)
	10/2019			318,678		RUB	20,627,500	2,154	(3,336)
	10/2019			106,765		TRY	624,183	3,452	0
	11/2019		EUR	3,583,022	$		3,917,906	2,880	0
	11/2019		PEN	7,885			2,313	0	(22)
	11/2019	$		437,499		RUB	28,849,130	4,899	0
	12/2019		ARS	778,478	$		15,113	4,447	0
	12/2019	$		35,096		RUB	2,326,212	423	0
	01/2020			32,496		DKK	220,370	0	(72)
	03/2020			39,188		ARS	2,151,433	0	(13,860)
	06/2020			1,335			76,429	0	(537)
HUS	10/2019		AUD	45,647	$		31,409	599	0
	10/2019		CAD	170,366			128,136	0	(459)
	10/2019		GBP	452,000			552,381	0	(3,375)
	10/2019		MXN	6,034,418			304,892	0	(180)
	10/2019		NZD	953,712			601,440	4,226	0
	10/2019	$		7,187		ARS	462,026	81	(29)
	10/2019			130,309		CAD	172,725	66	0
	10/2019			23,253		GBP	18,888	0	(30)
	10/2019			947,143		JPY	102,030,715	0	(3,507)
	10/2019			49,501		MXN	972,302	57	(414)
	10/2019			16,585		RUB	1,100,000	346	0
	10/2019			44,686		TRY	257,502	490	0
	11/2019		CAD	172,725	$		130,376	0	(69)
	11/2019		EUR	836,038			914,144	638	0
	11/2019		JPY	57,030,515			531,238	2,618	0
	11/2019		NZD	886,427			555,840	351	0
	11/2019	$		122,234		JPY	12,779,200	0	(3,707)
	11/2019			159,656		RUB	10,544,786	2,047	0
	12/2019			9,572		ARS	575,746	0	(1,683)
	12/2019			115		HKD	900	0	0
	12/2019			84,808		INR	6,216,921	2,364	0

36	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2020	$		300,980		MXN	6,034,418	$169	$0
	02/2020		ARS	55	$		1	0	0
JPM	10/2019		BRL	5,167,594			1,240,898	0	(2,822)
	10/2019		EUR	559,883			617,283	7,039	0
	10/2019		GBP	714,855			865,710	0	(13,239)
	10/2019		JPY	9,268,746			87,265	1,543	0
	10/2019	$		1,254,574		BRL	5,167,594	3,045	(13,900)
	10/2019			121,459		GBP	98,514	0	(331)
	10/2019			1,763,739		JPY	190,488,600	0	(1,995)
	10/2019			64,686		TRY	371,718	583	0
	12/2019			3,424		ARS	202,732	0	(647)
	01/2020		BRL	4,515,434	$		1,185,674	104,884	0
	01/2020	$		470,712		BRL	1,822,200	0	(34,560)
	01/2020			250,623		MXN	5,000,000	0	(1,608)
	02/2020		ARS	103,059	$		1,923	684	0
	02/2020	$		1,881		ARS	103,059	0	(642)
	03/2020		ARS	1,484,501	$		27,542	10,066	0
MYI	10/2019		BRL	1,373,000			329,699	0	(750)
	10/2019		CHF	152			154	2	0
	10/2019		GBP	380,000			464,226	0	(3,003)
	10/2019		JPY	89,764,448			850,711	20,519	0
	10/2019		NZD	56,338			35,729	450	0
	10/2019	$		219,867		AUD	323,627	0	(1,435)
	10/2019			335,739		BRL	1,373,000	0	(5,290)
	10/2019			52,327		JPY	5,610,200	0	(441)
	10/2019			124,438		RUB	7,942,032	0	(2,196)
	10/2019			121,528		TRY	698,142	1,072	0
	11/2019		NZD	135,694	$		85,809	752	0
	11/2019			135,373		RUB	8,945,251	1,802	0
	11/2019			1,397		SEK	13,255	0	(47)
	12/2019			352,558		INR	25,632,882	6,860	0
	01/2020		BRL	1,573,498	$		402,977	26,353	0
	01/2020	$		337,728		BRL	1,302,400	0	(25,993)
	03/2020		ARS	50,199	$		928	337	0
	06/2020			76,429			1,377	579	0
NAB	10/2019	$		10,138		JPY	1,073,600	0	(209)
RBC	10/2019		JPY	19,000,000	$		178,820	3,098	0
	10/2019	$		374		ZAR	5,773	7	0
RYL	01/2020			8,668		MXN	170,972	0	(146)
SCX	10/2019		AUD	1,911,533	$		1,290,165	0	(25)
	10/2019		GBP	211,876			258,828	0	(1,685)
	10/2019		JPY	48,000,000			451,722	7,791	0
	10/2019	$		1,242,078		GBP	1,005,000	0	(6,381)
	10/2019			156,500		JPY	16,637,200	0	(2,630)
	10/2019			4,556		RUB	300,000	62	0
	10/2019			144,357		TRY	830,052	1,447	0
	11/2019		EUR	797,237	$		871,682	573	0
	11/2019		GBP	1,005,000			1,243,742	6,386	0
	11/2019		NZD	4,538			2,844	0	0
	01/2020		BRL	371,200			97,567	8,719	0
SOG	10/2019	$		276,336		RUB	17,855,714	0	(1,503)
	11/2019			201,674			13,175,140	999	(635)
SSB	10/2019		JPY	13,000,000	$		122,351	2,119	0
	10/2019	$		54,457		JPY	5,868,100	0	(185)
	11/2019		GBP	4,135,236	$		5,103,013	11,712	0
TOR	10/2019	$		50,006		MXN	979,510	0	(486)
UAG	10/2019		JPY	2,700,000	$		25,592	621	0
	10/2019	$		305,289		AUD	446,467	0	(3,946)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	$	47,638	JPY	5,139,600	$0	$(105)
	10/2019		156,672	RUB	10,000,000	0	(2,753)

Total Forward Foreign Currency Contracts						$842,155	$(335,639)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475%	01/15/2020	132,700	$(78)	$(86)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	132,700	(181)	(160)
CBK	Put - OTC CDX.HY-32 5-Year Index	Sell	97.500	01/15/2020	390,000	(811)	(590)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	322,000	(403)	(320)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	628,000	(314)	(262)
DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	270,500	(148)	(175)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	270,500	(400)	(325)
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	1,126,100	(1,013)	(16)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	1,080,100	(1,091)	(45)
MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	195,000	(107)	(88)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	195,000	(185)	(154)

						$(4,731)	$(2,221)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FBF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.895%	10/16/2019	115,400	$(2,851)	$(5,321)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.895	10/16/2019	115,400	(2,850)	(419)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/30/2019	263,600	(1,249)	(1,171)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/30/2019	263,600	(1,249)	(1,116)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/30/2019	268,700	(1,273)	(1,194)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/30/2019	268,700	(1,273)	(1,138)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.910	10/15/2019	115,200	(2,609)	(5,627)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.910	10/15/2019	115,200	(2,609)	(318)

							$(15,963)	$(16,304)

Total Written Options							$(20,694)	$(18,525)

38	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.977%	EUR	5,300	$72	$(80)	$0	$(8)
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.977		20,000	169	(200)	0	(31)
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.977		10,000	90	(105)	0	(15)
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.977		40,000	371	(433)	0	(62)

								$702	$(818)	$0	$(116)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	Quarterly	06/20/2020	0.245%	$	6,300	$(952)	$988	$36	$0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		46,910	(3,714)	4,142	428	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390		21,600	(841)	1,137	296	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	0.689		41,600	(1,127)	1,668	541	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		37,800	(3,600)	3,979	379	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.827		11,600	(1,179)	1,278	99	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		15,000	(825)	550	0	(275)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		93,600	(1,733)	2,054	321	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		43,200	(699)	605	0	(94)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		37,644	(3,641)	3,722	81	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219		14,000	(2,242)	2,298	56	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.296		4,200	(584)	614	30	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.504		3,500	(980)	1,011	31	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.599		1,100	(169)	179	10	0
BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		30,250	3,460	(21,298)	0	(17,838)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		36,800	435	(22,274)	0	(21,839)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		34,913	(5,148)	5,223	75	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.504		27,700	(7,297)	7,540	243	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		10,700	(970)	825	0	(145)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.284		87,800	444	1,569	2,013	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		63,750	(5,055)	5,637	582	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2021	0.390%	$	25,000	$(923)	$1,265	$342	$0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		37,400	(4,441)	4,816	375	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.827		19,860	(2,138)	2,308	170	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002		77,200	(4,906)	4,927	21	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		15,400	(1,086)	1,050	0	(36)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		15,200	(930)	651	0	(279)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		350	40	(246)	0	(206)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		41,116	1,101	(25,501)	0	(24,400)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	0.996		7,600	(385)	388	3	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		89,500	(1,546)	(45)	0	(1,591)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.527		63,400	(338)	1,302	964	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		14,900	(152)	267	115	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937		49,600	195	(23)	172	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		52,700	(852)	737	0	(115)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		7,200	(786)	802	16	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		18,390	(1,472)	1,640	168	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		30,700	(3,329)	3,637	308	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.827		26,300	(2,281)	2,506	225	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.404		300	1	4	5	0
	Shire Acquisitions Investments Ireland DAC	1.000	Quarterly	12/20/2021	0.788	EUR	18,200	(676)	776	100	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525	$	11,100	(556)	352	0	(204)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		29,750	3,395	(20,938)	0	(17,543)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		34,300	1,804	(22,159)	0	(20,355)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.722		700	0	6	6	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		3,000	(283)	242	0	(41)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		19,100	(1,327)	1,283	0	(44)
FBF	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		25,900	3,036	(18,309)	0	(15,273)
GST	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		34,400	3,891	(24,176)	0	(20,285)

40	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	86.901%	$	35,000	$1,794	$(22,565)	$0	$(20,771)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		6,900	(222)	148	0	(74)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		87,700	(1,365)	(194)	0	(1,559)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710		99,050	(1,483)	2,684	1,201	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	06/20/2020	0.245		7,300	(1,106)	1,148	42	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.836		18,600	(164)	280	116	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		50,850	(949)	1,124	175	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		43,000	(358)	28	0	(330)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		21,950	(2,327)	2,374	47	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219		900	(134)	138	4	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.296		9,600	(1,402)	1,471	69	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.504		30,407	(8,279)	8,546	267	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.599		21,800	(3,761)	3,959	198	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		1,900	(176)	150	0	(26)
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.172		3,100	(577)	590	13	0
	Russia Government International Bond	1.000	Quarterly	06/20/2020	0.182		2,700	(368)	385	17	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		10,800	(821)	920	99	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.530		76,300	(1,669)	2,821	1,152	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	0.689		443,100	(7,070)	12,829	5,759	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		8,400	(950)	1,034	84	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002		9,400	(601)	604	3	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		62,300	(4,361)	4,217	0	(144)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643		15,800	(816)	416	0	(400)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		32,000	3,576	(22,446)	0	(18,870)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		42,300	1,128	(26,231)	0	(25,103)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.091		14,500	(459)	410	0	(49)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		127,400	(3,727)	2,368	0	(1,359)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.477		9,285	(141)	274	133	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		12,600	(36)	134	98	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		140,750	(2,125)	2,608	483	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	0.171%	$	79,102	$(7,962)	$8,133	$171	$0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219		10,600	(1,795)	1,837	42	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.296		3,140	(445)	468	23	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.504		13,900	(4,157)	4,279	122	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		6,600	(605)	516	0	(89)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		26,370	(2,048)	2,289	241	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.530		13,100	(59)	257	198	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		18,340	(1,888)	2,072	184	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.827		14,861	(2,032)	2,159	127	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002		26,700	(1,655)	1,662	7	0
JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		5,500	39	(3,303)	0	(3,264)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		148,400	(3,049)	3,559	510	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		20,700	(335)	290	0	(45)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		13,418	(1,236)	1,265	29	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.599		7,400	(1,201)	1,268	67	0
	Russia Government International Bond	1.000	Quarterly	09/20/2020	0.225		34,600	(3,812)	4,084	272	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		37,800	(4,481)	4,826	345	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390		34,400	(1,340)	1,811	471	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		9,200	(845)	937	92	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		11,600	(819)	792	0	(27)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		154,200	(9,595)	6,768	0	(2,827)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643		91,000	(5,032)	2,728	0	(2,304)
MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		62,500	6,966	(43,822)	0	(36,856)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		294,400	(1,793)	(468)	0	(2,261)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		50,100	(4,637)	4,745	108	0
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.209		1,400	(150)	164	14	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.284		13,000	62	236	298	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		9,100	(1,126)	1,209	83	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.620		424,900	(8,072)	14,039	5,967	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		7,600	(534)	516	0	(18)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.371		175,400	(3,681)	1,714	0	(1,967)

42	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Turkey Government International Bond	1.000%	Quarterly	06/20/2024	3.408%	$	152,200	$(24,179)	$8,749	$0	$(15,430)
NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.404		26,500	107	324	431	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002		9,700	(597)	600	3	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		39,700	(2,847)	2,755	0	(92)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643		23,400	(1,213)	621	0	(592)
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.790		19,300	1,130	(511)	619	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		800	(59)	57	0	(2)

								$(185,285)	$(61,142)	$28,595	$(275,022)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$39,642	$(22,249)	$21,311	$0	$(938)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,728	(2,673)	1,991	0	(682)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	179,336	(5,015)	6,566	1,551	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	132	113	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	8,787	(2,124)	1,488	0	(636)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	12,466	(7,043)	6,748	0	(295)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11,873	(422)	525	103	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	851	259	0
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	2,767	105	(87)	18	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	14,906	(7,267)	6,452	0	(815)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	95,739	(53,877)	51,612	0	(2,265)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	47,494	(1,987)	2,398	411	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,464	644	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	17,452	(9,817)	9,404	0	(413)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	15,779	(8,920)	6,644	0	(2,276)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,572	566	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	151,029	(4,121)	5,428	1,307	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	191,433	(8,690)	10,962	2,272	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	595,300	(38,483)	46,151	7,668	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	10,000	(1,005)	1,133	128	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	349	141	0
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	26,033	(23,138)	15,853	0	(7,285)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	550	(436)	345	0	(91)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	117,306	(65,935)	63,160	0	(2,775)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	92,194	(50,795)	37,497	0	(13,298)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	125,500	(877)	481	0	(396)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	274,038	(8,878)	11,249	2,371	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	317,662	(10,776)	14,546	3,770	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	10,870	2,174	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	70,000	(1,616)	2,515	899	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	697	282	0
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	13,084	(2,917)	1,970	0	(947)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	60,460	(24,070)	22,640	0	(1,430)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,728	(1,649)	967	0	(682)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	416,750	(5,102)	8,910	3,808	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	235,003	(7,167)	9,200	2,033	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$116,075	$(4,212)	$5,590	$1,378	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	66,000	(3,451)	4,301	850	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,700	(8,388)	10,913	2,525	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	25,000	(1,882)	2,409	527	0
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	874	(367)	123	0	(244)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	150	(91)	66	0	(25)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	28	0	(56)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	8,424	2,917	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	100,147	(4,511)	5,700	1,189	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	42,935	7,585	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300,000	(2,684)	6,535	3,851	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	10,323	(2,085)	1,338	0	(747)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	7,746	(313)	380	67	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	48,580	(2,555)	3,132	577	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	11,317	1,874	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,400	(12,402)	14,435	2,033	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	101,399	(12,929)	5,589	0	(7,340)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	19,946	(11,195)	10,723	0	(472)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	11,820	(6,683)	4,978	0	(1,705)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	2,116	743	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	168,127	(4,663)	6,117	1,454	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	126,428	(4,329)	5,830	1,501	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	5,346	836	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,000	(895)	1,011	116	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	945	263	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	259,500	(3,786)	6,157	2,371	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,787	531	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	54,618	(1,996)	2,468	472	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,317	(816)	1,033	217	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,772	670	0

						$ (542,240)	$ 561,492	$ 65,065	$ (45,813)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	Semi-Annual	12/15/2021	AUD	97,200	$(138)	$7,167	$7,029	$0
DUB	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022		$10,000,000	1,050	170,793	171,843	0
GLM	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	07/06/2022		10,000,000	(13,400)	181,752	168,352	0
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(206)	10,749	10,543	0
MYC	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	06/29/2022		$10,000,000	(4,665)	233,242	228,577	0
UAG	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	10,565	10,463	0

								$ (17,461)	$ 614,268	$ 596,807	$ 0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$61,550	$(331)	$576	$245	$0
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	49,150	(76)	4,902	4,826	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	3,400	(19)	23	4	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	57,500	(253)	1,395	1,142	0

44	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	$36,500	$(14)	$1,381	$1,367	$0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	79,400	(482)	2,857	2,375	0

								$(1,175)	$11,134	$9,959	$0

Total Swap Agreements								$(745,459)	$1,124,934	$700,426	$(320,951)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$57,454	$0	$3,443	$60,897	$(2,187)	$0	$(1,903)	$(4,090)	$56,807	$(42,932)	$13,875
BPS	67,231	0	529	67,760	(40,887)	(246)	(94)	(41,227)	26,533	(37,077)	(10,544)
BRC	4,755	0	11,475	16,230	(18,851)	0	(41,068)	(59,919)	(43,689)	44,528	839
BSS	368,609	0	0	368,609	(21,594)	0	0	(21,594)	347,015	(341,060)	5,955
CBK	14,777	0	3,131	17,908	(33,400)	(1,172)	(29,627)	(64,199)	(46,291)	32,784	(13,507)
DBL	0	0	0	0	0	(500)	0	(500)	(500)	0	(500)
DUB	0	0	183,931	183,931	0	0	(40,672)	(40,672)	143,259	(160,700)	(17,441)
FBF	0	0	14,326	14,326	(1,111)	(5,740)	(39,118)	(45,969)	(31,643)	34,214	2,571
GLM	85,173	0	178,895	264,068	(74,568)	(2,287)	0	(76,855)	187,213	(177,739)	9,474
GST	0	0	22,876	22,876	0	(61)	(46,663)	(46,724)	(23,848)	25,226	1,378
HUS	14,052	0	1,829	15,881	(13,453)	0	(45,470)	(58,923)	(43,042)	52,162	9,120
JPM	127,844	0	4,161	132,005	(69,744)	0	(8,854)	(78,598)	53,407	(58,959)	(5,552)
JPS	0	0	15,542	15,542	0	0	0	0	15,542	(14,775)	767
MEI	0	0	4,551	4,551	0	(242)	(747)	(989)	3,562	(3,470)	92
MYC	0	0	239,960	239,960	0	(8,277)	(66,049)	(74,326)	165,634	(128,246)	37,388
MYI	58,726	0	0	58,726	(39,155)	0	0	(39,155)	19,571	(20,710)	(1,139)
NAB	0	0	0	0	(209)	0	0	(209)	(209)	0	(209)
NGF	0	0	434	434	0	0	(684)	(684)	(250)	0	(250)
RBC	3,105	0	0	3,105	0	0	0	0	3,105	(2,779)	326
RYL	0	0	0	0	(146)	0	0	(146)	(146)	(140)	(286)
SAL	0	0	2,902	2,902	0	0	0	0	2,902	(2,850)	52
SCX	24,978	0	0	24,978	(10,721)	0	0	(10,721)	14,257	(8,430)	5,827
SOG	999	0	0	999	(2,138)	0	0	(2,138)	(1,139)	(30)	(1,169)
SSB	13,831	0	0	13,831	(185)	0	0	(185)	13,646	(1,690)	11,956
TOR	0	0	0	0	(486)	0	0	(486)	(486)	300	(186)
UAG	621	0	12,441	13,062	(6,804)	0	(2)	(6,806)	6,256	(7,390)	(1,134)

Total Over the Counter	$842,155	$0	$700,426	$1,542,581	$(335,639)	$(18,525)	$(320,951)	$(675,115)

(s)

Securities with an aggregate market value of $189,214 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15,741	$15,741
Swap Agreements	0	3,643	0	0	109,686	113,329

	$0	$3,643	$0	$0	$125,427	$129,070

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$842,155	$0	$842,155
Swap Agreements	0	93,660	0	0	606,766	700,426

	$0	$93,660	$0	$842,155	$606,766	$1,542,581

	$0	$97,303	$0	$842,155	$732,193	$1,671,651

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26,637	$26,637
Swap Agreements	0	1,204	0	0	47,690	48,894

	$0	$1,204	$0	$0	$74,327	$75,531

46	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$335,639	$0	$335,639
Written Options	0	2,221	0	0	16,304	18,525
Swap Agreements	0	320,951	0	0	0	320,951

	$0	$323,172	$0	$335,639	$16,304	$675,115

	$0	$324,376	$0	$335,639	$90,631	$750,646

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,105)	$(1,105)
Futures	0	0	0	0	(26,904)	(26,904)
Swap Agreements	0	(121,074)	0	0	(431,982)	(553,056)

	$0	$(121,074)	$0	$0	$(459,991)	$(581,065)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,717,785	$0	$1,717,785
Purchased Options	0	0	0	0	(29)	(29)
Written Options	0	15,169	0	2,174	2,656	19,999
Swap Agreements	0	65,350	0	0	255,296	320,646

	$0	$80,519	$0	$1,719,959	$257,923	$2,058,401

	$0	$(40,555)	$0	$1,719,959	$(202,068)	$1,477,336

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$248	$248
Futures	0	0	0	0	(70,022)	(70,022)
Swap Agreements	0	130,914	0	0	(1,944,201)	(1,813,287)

	$0	$130,914	$0	$0	$(2,013,975)	$(1,883,061)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(173,297)	$0	$(173,297)
Written Options	0	(5,334)	0	(193)	(433)	(5,960)
Swap Agreements	0	(161,241)	0	0	123,257	(37,984)

	$0	$(166,575)	$0	$(173,490)	$122,824	$(217,241)

	$0	$(35,661)	$0	$(173,490)	$(1,891,151)	$(2,100,302)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,773,716	$1,637,986	$5,411,702
Corporate Bonds & Notes
Banking & Finance	0	17,185,668	124,332	17,310,000
Industrials	28,536	7,959,140	4,795	7,992,471
Specialty Finance	0	43,417	0	43,417
Utilities	0	3,087,723	0	3,087,723
Convertible Bonds & Notes
Industrials	0	38,217	0	38,217
Utilities	0	2,265	0	2,265
Municipal Bonds & Notes
California	0	7,611	0	7,611
Illinois	0	116,070	0	116,070
Iowa	0	122	0	122
Puerto Rico	0	66,952	0	66,952
Texas	0	3,314	0	3,314
U.S. Government Agencies	0	52,021,999	0	52,021,999
U.S. Treasury Obligations	0	12,412,370	0	12,412,370
Non-Agency Mortgage-Backed Securities	0	37,744,036	20,808	37,764,844
Asset-Backed Securities	0	25,521,024	499,608	26,020,632
Sovereign Issues	0	5,710,113	0	5,710,113
Common Stocks
Communication Services	0	565	0	565
Consumer Discretionary	138,125	0	0	138,125
Energy	0	0	14,194	14,194
Health Care	0	0	143	143
Industrials	0	0	1,812	1,812
Utilities	2,944	0	0	2,944
Warrants
Communication Services	0	275,178	0	275,178
Industrials	0	0	1,087	1,087
Materials	0	0	57	57
Preferred Securities
Banking & Finance	5,976	138,035	0	144,011
Industrials	0	0	17,102	17,102
Real Estate Investment Trusts
Real Estate	260,090	0	0	260,090
Short-Term Instruments
Repurchase Agreements	0	26,778	0	26,778
Argentina Treasury Bills	0	69,504	0	69,504
U.S. Treasury Bills	0	166,474	0	166,474
	$435,671	$166,370,291	$2,321,924	$169,127,886

Investments in Affiliates, at Value
Short-Term Instruments
Common Stocks
Communication Services	$169,841	$0	$0	$169,841
Industrials	0	0	2,890	2,890
Central Funds Used for Cash Management Purposes	2,743,114	0	0	2,743,114
	$2,912,955	$0	$2,890	$2,915,845
Total Investments	$3,348,626	$166,370,291	$2,324,814	$172,043,731

48	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,523,427)	$0	$(10,523,427)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15,741	113,028	0	128,769
Over the counter	0	1,541,944	637	1,542,581
	$15,741	$1,654,972	$637	$1,671,350

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26,637)	(47,282)	0	(73,919)
Over the counter	0	(675,115)	0	(675,115)
	$(26,637)	$(722,397)	$0	$(749,034)
Total Financial Derivative Instruments	$(10,896)	$932,575	$637	$922,316
Totals	$3,337,730	$156,779,439	$2,325,451	$162,442,620

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,736,585	$15,037	$(58,054)	$34	$(581)	$(15,500)	$134,278	$(173,813)	$1,637,986	$(19,079)
Corporate Bonds & Notes
Banking & Finance	94,786	25,540	(190)	0	0	4,196	0	0	124,332	4,200
Industrials	5,426	0	(237)	(3)	(5)	234	0	(620)	4,795	234
Non-Agency Mortgage-Backed Securities	667,411	39	(466,406)	247	551	(1,914)	0	(179,120)	20,808	1,902
Asset-Backed Securities	1,298,377	409,868	(122,989)	41	2,398	28,046	0	(1,116,133)	499,608	5,733
Common Stocks
Energy	20,843	0	0	0	0	(6,649)	0	0	14,194	(6,649)
Financials	7,525	0	(7,357)	0	770	(938)	0	0	0	0
Health Care	147	0	0	0	0	(4)	0	0	143	(4)
Industrials	0	4,070	0	0	0	(2,258)	0	0	1,812	(2,258)
Warrants
Industrials	199	0	0	0	0	888	0	0	1,087	888
Materials	59	0	0	0	0	(2)	0	0	57	(2)
Preferred Securities
Banking & Finance	10	0	0	0	0	(10)	0	0	0	(10)
Industrials	11,742	704	0	0	0	4,656	0	0	17,102	4,656

	$3,843,110	$455,258	$(655,233)	$319	$3,133	$10,745	$134,278	$(1,469,686)	$2,321,924	$(10,389)

Investments in Affiliates - at Value
Common Stocks
Industrials	$5,000	$0	$0	$0	$0	$(2,110)	$0	$0	$2,890	$(2,110)

Financial Derivative Instruments - Assets
Over the counter	$1,023	$0	$48	$0	$(72)	$(362)	$0	$0	$637	$(362)

Totals	$3,849,133	$455,258	$(655,185)	$319	$3,061	$8,273	$134,278	$(1,469,686)	$2,325,451	$(12,861)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(Unaudited)

September 30, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$300,492	Discounted Cash Flow	Discount Rate		3.400
	906,448	Other Valuation Techniques(3)	—		—
	231,584	Proxy Pricing	Base Price		99.895-102.750
	199,462	Third Party Vendor	Broker Quote		98.250-101.000
Corporate Bonds & Notes
Banking & Finance	69,660	Other Valuation Techniques(3)	—		—
	54,672	Proxy Pricing	Base Price		104.500
Industrials	4,795	Proxy Pricing	Base Price		107.500
Non-Agency Mortgage-Backed Securities	20,808	Proxy Pricing	Base Price		1,566.150
Asset-Backed Securities	42,851	Other Valuation Techniques(3)	—		—
	456,757	Proxy Pricing	Base Price		2.313-107.300
Common Stocks
Energy	374	Other Valuation Techniques(3)	—		—
	13,820	Reference Instrument	Liquidity Discount		27.000
Health Care	143	Third Party Vendor	Broker Quote	EUR	1.600
Industrials	1,812	Other Valuation Techniques(3)	—		—
Warrants
Industrials	1,087	Other Valuation Techniques(3)	—		—
Materials	57	Other Valuation Techniques(3)	—		—
Preferred Securities
Industrials	17,102	Fundamental Valuation	Company Equity Value	$	836,589,817.948

Investments in Securities, at Value
Common Stocks
Industrials	2,890	Other Valuation Techniques(3)	—		—

Financial Derivative Instruments - Assets
Over the counter	619	Indicative Market Quotation	Broker Quote		3.056
	18	Other Valuation Techniques(3)	—		—

Total	$2,325,451

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

50	PIMCO INCOME FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

52	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements (Cont.)

determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may

54	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the

56	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from

58	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Notes to Financial Statements (Cont.)

Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$854,219	$49,554,132	$(47,666,800)	$1,178	$385	$2,743,114	$61,732	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at September 30, 2019 (amounts in thousands†, except number of shares).

Security Name	Shares Held at 03/31/2019	Shares Purchased	Shares Sold	Shares Held at 09/30/2019	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income
Clear Channel Outdoor Holdings, Inc.	0	50,609,073	0	50,609,073	$0	$(132,889)	$127,609	$0
iHeartMedia, Inc. ‘A’	0	21,130,633	0	21,130,633	0	(11,970)	42,232	0
Sierra Hamilton Holder LLC	15,369,768	0	0	15,369,768	0	(2,110)	2,890	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

60	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Notes to Financial Statements (Cont.)

created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

62	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Notes to Financial Statements (Cont.)

instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the

64	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Notes to Financial Statements (Cont.)

Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

66	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Notes to Financial Statements (Cont.)

Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

68	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids,

70	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

72	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Distribution Rate Risk is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the

74	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the

76	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

“Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

78	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$331,734	$320,434

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$427,443,829	$412,852,110	$15,283,696	$6,561,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,222,563	$14,718,172	2,107,517	$25,162,182

I-2	832,406	10,020,732	896,704	10,700,424

I-3	20,259	243,996	43,541	519,041	(a)

Administrative Class	16,093	193,763	16,013	191,078

Class A	278,404	3,353,843	478,893	5,721,130

Class C	103,380	1,245,141	115,189	1,375,945

Class R	7,336	88,318	11,301	134,870

Issued as reinvestment of distributions

Institutional Class	140,818	1,693,500	238,044	2,840,973

I-2	56,845	683,608	91,021	1,086,362

I-3	1,112	13,365	945	11,243	(a)

Administrative Class	974	11,715	1,797	21,453

Class A	38,505	463,121	91,499	1,092,527

Class C	14,023	168,655	28,438	339,468

Class R	1,034	12,443	1,869	22,310

Cost of shares redeemed

Institutional Class	(735,124)	(8,838,573)	(1,481,351)	(17,634,490)

I-2	(319,598)	(3,840,258)	(838,554)	(9,984,593)

I-3	(8,635)	(103,853)	(10,434)	(123,512	)(a)

Administrative Class	(13,391)	(160,944)	(15,935)	(189,923)

Class A	(518,621)	(6,239,099)	(878,004)	(10,480,265)

Class C	(88,418)	(1,065,222)	(195,775)	(2,334,175)

Class R	(3,876)	(46,629)	(9,212)	(109,749)

Net increase (decrease) resulting from Fund share transactions	1,046,089	$12,615,794	693,506	$8,362,299

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of MLM 766 as of period end represented 1.0% of the Fund’s consolidated net assets.

80	PIMCO INCOME FUND

(Unaudited)

September 30, 2019

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Fund	$1,506,724	$961,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$158,288,783	$10,903,203	$(9,701,996)	$1,201,207

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOM	Bank of Montreal	JML	JP Morgan Securities Plc
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	JP Morgan Securities, Inc.
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	MYI	Morgan Stanley & Co. International PLC
BSS	Banco Santander S.A.	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	NOM	Nomura Securities International Inc.
CIB	Canadian Imperial Bank of Commerce	NXN	Natixis New York
CSN	Credit Suisse AG (New York)	RBC	Royal Bank of Canada
DBL	Deutsche Bank AG London	RCY	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RYL	Royal Bank of Scotland PLC
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SGY	Societe Generale, New York
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GRE	RBS Securities, Inc.	TOR	Toronto Dominion Bank
GSC	Goldman Sachs & Co. LLC	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NZD	New Zealand Dollar
CAD	Canadian Dollar	PEN	Peruvian New Sol
CHF	Swiss Franc	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage

Other Abbreviations:
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
JIBAR	Johannesburg Interbank Agreed Rate	UMBS	Uniform Mortgage-Backed Security
LIBOR	London Interbank Offered Rate

82	PIMCO INCOME FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

84	PIMCO INCOME FUND

(Unaudited)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

86	PIMCO INCOME FUND

(Unaudited)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

88	PIMCO INCOME FUND

(Unaudited)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

90	PIMCO INCOME FUND

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4013SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	4.87%	8.74%	4.95%	6.20%	7.21%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	4.81%	8.63%	4.85%	6.09%	7.11%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	4.79%	8.59%	4.80%	6.04%	7.05%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	4.74%	8.47%	4.69%	5.93%	6.95%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	4.66%	8.30%	4.53%	5.76%	6.75%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	0.73%	4.25%	3.74%	5.36%	6.60%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	4.27%	7.51%	3.75%	4.98%	5.96%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	3.27%	6.51%	3.75%	4.98%	5.96%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	4.53%	8.04%	4.27%	5.50%	6.48%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	5.65%	10.84%	4.64%	4.44%	5.98%	♦
Lipper International Income Funds Average	2.52%	5.77%	1.14%	2.58%	5.28%	♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for the Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.80% for Administrative Class shares, 0.95% for Class A shares, 1.70% for Class C shares, and 1.20% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of September 30, 2019†§

United States‡	41.5%
Japan	13.0%
United Kingdom	7.7%
Spain	4.8%
China	4.1%
Italy	3.8%
Denmark	2.7%
Cayman Islands	2.4%
Brazil	2.4%
France	2.3%
Canada	2.0%
Germany	1.9%
South Korea	1.7%
Netherlands	1.5%
Qatar	1.3%
Saudi Arabia	1.1%
Ireland	1.0%
Other	4.8%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to core eurozone duration contributed to relative performance as core eurozone yields — as shown by the euro swaps curve — decreased.

»	Overweight exposure to duration in Denmark contributed to relative performance, as yields decreased.

»	Short exposure to the euro contributed to relative performance, as the currency depreciated relative to the U.S. dollar.
»	Underweight exposure to duration in periphery eurozone countries in the beginning of the reporting period, specifically Italy, detracted from relative performance as yields decreased.

»	Positions in inflation-linked securities — specifically Treasury Inflation-Protected Securities — detracted from relative performance, as break-even U. S. interest rates decreased.

»	Positions in agency mortgage-backed securities detracted from relative performance, as excess returns were negative.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,048.70	$3.02	$1,000.00	$1,022.05	$2.98	0.59%
I-2	1,000.00	1,048.10	3.53	1,000.00	1,021.55	3.49	0.69
I-3	1,000.00	1,047.90	3.79	1,000.00	1,021.30	3.74	0.74
Administrative Class	1,000.00	1,047.40	4.30	1,000.00	1,020.80	4.24	0.84
Class A	1,000.00	1,046.60	5.07	1,000.00	1,020.05	5.00	0.99
Class C	1,000.00	1,042.70	8.89	1,000.00	1,016.30	8.77	1.74
Class R	1,000.00	1,045.30	6.34	1,000.00	1,018.80	6.26	1.24

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Fund’s primary benchmark index from the Fund’s inception until 12/1/2015.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$10.90	$0.13	$0.40	$0.53	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2019	10.78	0.23	0.22	0.45	(0.30)	(0.03)	0.00	(0.33)

03/31/2018	10.50	0.19	0.26	0.45	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.16	0.20	0.29	0.49	(0.15)	0.00	0.00	(0.15)

03/31/2016	11.01	0.19	(0.15)	0.04	(0.69)	(0.17)	(0.03)	(0.89)

03/31/2015	10.72	0.25	0.92	1.17	(0.84)	(0.04)	0.00	(0.88)

I-2

04/01/2019 - 09/30/2019+	10.90	0.13	0.39	0.52	(0.12)	0.00	0.00	(0.12)

03/31/2019	10.78	0.22	0.22	0.44	(0.29)	(0.03)	0.00	(0.32)

03/31/2018	10.50	0.18	0.26	0.44	(0.16)	0.00	0.00	(0.16)

03/31/2017	10.16	0.18	0.30	0.48	(0.14)	0.00	0.00	(0.14)

03/31/2016	11.01	0.18	(0.15)	0.03	(0.68)	(0.17)	(0.03)	(0.88)

03/31/2015	10.72	0.24	0.92	1.16	(0.83)	(0.04)	0.00	(0.87)

I-3

04/01/2019 - 09/30/2019+	10.90	0.12	0.40	0.52	(0.12)	0.00	0.00	(0.12)

04/27/2018 - 03/31/2019	10.75	0.20	0.25	0.45	(0.27)	(0.03)	0.00	(0.30)

Administrative Class

04/01/2019 - 09/30/2019+	10.90	0.12	0.39	0.51	(0.11)	0.00	0.00	(0.11)

03/31/2019	10.78	0.20	0.22	0.42	(0.27)	(0.03)	0.00	(0.30)

03/31/2018	10.50	0.17	0.25	0.42	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.16	0.17	0.29	0.46	(0.12)	0.00	0.00	(0.12)

03/31/2016	11.01	0.16	(0.15)	0.01	(0.66)	(0.17)	(0.03)	(0.86)

03/31/2015	10.72	0.22	0.92	1.14	(0.81)	(0.04)	0.00	(0.85)

Class A

04/01/2019 - 09/30/2019+	10.90	0.11	0.40	0.51	(0.11)	0.00	0.00	(0.11)

03/31/2019	10.78	0.19	0.22	0.41	(0.26)	(0.03)	0.00	(0.29)

03/31/2018	10.50	0.15	0.25	0.40	(0.12)	0.00	0.00	(0.12)

03/31/2017	10.16	0.16	0.28	0.44	(0.10)	0.00	0.00	(0.10)

03/31/2016	11.01	0.15	(0.15)	0.00	(0.65)	(0.17)	(0.03)	(0.85)

03/31/2015	10.72	0.21	0.91	1.12	(0.79)	(0.04)	0.00	(0.83)

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.30	4.87%	$7,984,813	0.59	%*	0.59	%*	0.50	%*	0.50	%*	2.37	%*	127%

10.90	4.25	7,004,484	0.55		0.55		0.50		0.50		2.15		202

10.78	4.28	5,441,847	0.56		0.56		0.50		0.50		1.81		154

10.50	4.80	4,934,256	0.55		0.55		0.50		0.50		1.87		252

10.16	0.59	4,963,502	0.51		0.51		0.50		0.50		1.84		313

11.01	11.19	6,278,009	0.52		0.52		0.50		0.50		2.30		317

11.30	4.81	2,612,165	0.69	*	0.69	*	0.60	*	0.60	*	2.27	*	127

10.90	4.15	2,235,345	0.65		0.65		0.60		0.60		2.05		202

10.78	4.18	1,813,474	0.66		0.66		0.60		0.60		1.71		154

10.50	4.70	1,467,122	0.65		0.65		0.60		0.60		1.71		252

10.16	0.49	943,560	0.61		0.61		0.60		0.60		1.71		313

11.01	11.08	1,029,451	0.62		0.62		0.60		0.60		2.15		317

11.30	4.79	57,014	0.74	*	0.79	*	0.65	*	0.70	*	2.21	*	127

10.90	4.27	44,144	0.70	*	0.75	*	0.65	*	0.70	*	2.05	*	202

11.30	4.74	116,227	0.84	*	0.84	*	0.75	*	0.75	*	2.11	*	127

10.90	3.99	105,489	0.80		0.80		0.75		0.75		1.90		202

10.78	4.02	113,659	0.81		0.81		0.75		0.75		1.56		154

10.50	4.54	92,478	0.80		0.80		0.75		0.75		1.59		252

10.16	0.34	72,063	0.76		0.76		0.75		0.75		1.52		313

11.01	10.92	42,514	0.77		0.77		0.75		0.75		1.99		317

11.30	4.66	1,291,659	0.99	*	0.99	*	0.90	*	0.90	*	1.97	*	127

10.90	3.84	1,307,657	0.95		0.95		0.90		0.90		1.75		202

10.78	3.86	1,430,893	0.96		0.96		0.90		0.90		1.44		154

10.50	4.38	454,901	0.95		0.95		0.90		0.90		1.52		252

10.16	0.19	495,704	0.91		0.91		0.90		0.90		1.41		313

11.01	10.75	444,228	0.92		0.92		0.90		0.90		1.93		317

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$10.90	$0.07	$0.39	$0.46	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2019	10.78	0.11	0.22	0.33	(0.18)	(0.03)	0.00	(0.21)

03/31/2018	10.49	0.07	0.26	0.33	(0.04)	0.00	0.00	(0.04)

03/31/2017	10.16	0.07	0.29	0.36	(0.03)	0.00	0.00	(0.03)

03/31/2016	11.01	0.07	(0.15)	(0.08)	(0.57)	(0.17)	(0.03)	(0.77)

03/31/2015	10.72	0.12	0.92	1.04	(0.71)	(0.04)	0.00	(0.75)

Class R

04/01/2019 - 09/30/2019+	10.90	0.10	0.39	0.49	(0.09)	0.00	0.00	(0.09)

03/31/2019	10.78	0.16	0.22	0.38	(0.23)	(0.03)	0.00	(0.26)

03/31/2018	10.50	0.12	0.26	0.38	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.16	0.13	0.29	0.42	(0.08)	0.00	0.00	(0.08)

03/31/2016	11.01	0.12	(0.15)	(0.03)	(0.62)	(0.17)	(0.03)	(0.82)

03/31/2015	10.72	0.18	0.92	1.10	(0.77)	(0.04)	0.00	(0.81)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.30	4.27%	$75,416	1.74	%*	1.74	%*	1.65	%*	1.65	%*	1.22	%*	127%

10.90	3.07	74,219	1.70		1.70		1.65		1.65		1.00		202

10.78	3.15	75,690	1.71		1.71		1.65		1.65		0.64		154

10.49	3.50	103,486	1.70		1.70		1.65		1.65		0.70		252

10.16	(0.54)	91,505	1.66		1.66		1.65		1.65		0.67		313

11.01	9.94	79,910	1.67		1.67		1.65		1.65		1.13		317

11.30	4.53	67,938	1.24	*	1.24	*	1.15	*	1.15	*	1.72	*	127

10.90	3.58	67,237	1.20		1.20		1.15		1.15		1.50		202

10.78	3.61	55,673	1.21		1.21		1.15		1.15		1.16		154

10.50	4.12	45,852	1.20		1.20		1.15		1.15		1.21		252

10.16	(0.06)	41,007	1.16		1.16		1.15		1.15		1.17		313

11.01	10.48	37,816	1.17		1.17		1.15		1.15		1.66		317

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$14,525,869
Investments in Affiliates	848,507
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,612
Over the counter	177,333
Cash	4
Deposits with counterparty	21,942
Foreign currency, at value	70,053
Receivable for investments sold	788,836
Receivable for TBA investments sold	2,106,087
Receivable for Fund shares sold	33,436
Interest and/or dividends receivable	68,558
Dividends receivable from Affiliates	1,604
Reimbursement receivable from PIMCO	2
Other assets	225

Total Assets	18,650,068

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$564,509
Payable for sale-buyback transactions	111,301
Payable for short sales	159,060

Financial Derivative Instruments
Exchange-traded or centrally cleared	11,373
Over the counter	100,581
Payable for investments purchased	640,452
Payable for investments in Affiliates purchased	1,604
Payable for TBA investments purchased	4,716,202
Deposits from counterparty	113,669
Payable for Fund shares redeemed	17,223
Distributions payable	3,220
Accrued investment advisory fees	2,321
Accrued supervisory and administrative fees	2,692
Accrued distribution fees	78
Accrued servicing fees	275
Other liabilities	276

Total Liabilities	6,444,836

Net Assets	$12,205,232

Net Assets Consist of:

Paid in capital	$11,404,427
Distributable earnings (accumulated loss)	800,805

Net Assets	$12,205,232

Cost of investments in securities	$14,167,341
Cost of investments in Affiliates	$850,911
Cost of foreign currency held	$70,057
Proceeds received on short sales	$158,877
Cost or premiums of financial derivative instruments, net	$(18,475)

* Includes repurchase agreements of:	$19,086

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$7,984,813
I-2	2,612,165
I-3	57,014
Administrative Class	116,227
Class A	1,291,659
Class C	75,416
Class R	67,938

Shares Issued and Outstanding:

Institutional Class	706,313
I-2	231,063
I-3	5,043
Administrative Class	10,281
Class A	114,256
Class C	6,671
Class R	6,010

Net Asset Value Per Share Outstanding:

Institutional Class	$11.30
I-2	11.30
I-3	11.30
Administrative Class	11.30
Class A	11.30
Class C	11.30
Class R	11.30

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$159,068
Dividends	128
Dividends from Investments in Affiliates	12,518
Total Income	171,714

Expenses:

Investment advisory fees	14,500
Supervisory and administrative fees	16,840
Distribution and/or servicing fees - Administrative Class	137
Distribution fees - Class C	280
Distribution fees - Class R	84
Servicing fees - Class A	1,601
Servicing fees - Class C	93
Servicing fees - Class R	84
Trustee fees	18
Interest expense	5,373
Miscellaneous expense	32
Total Expenses	39,042
Waiver and/or Reimbursement by PIMCO	(12)
Net Expenses	39,030

Net Investment Income (Loss)	132,684

Net Realized Gain (Loss):

Investments in securities	39,848
Investments in Affiliates	(249)
Exchange-traded or centrally cleared financial derivative instruments	66,347
Over the counter financial derivative instruments	172,742
Short sales	(20,246)
Foreign currency	(56,515)

Net Realized Gain (Loss)	201,927

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	155,896
Investments in Affiliates	27
Exchange-traded or centrally cleared financial derivative instruments	3,506
Over the counter financial derivative instruments	50,697
Short sales	6,086
Foreign currency assets and liabilities	2,516

Net Change in Unrealized Appreciation (Depreciation)	218,728

Net Increase (Decrease) in Net Assets Resulting from Operations	$553,339

* Foreign tax withholdings	$296

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$132,684	$198,190
Net realized gain (loss)	201,927	427,731
Net change in unrealized appreciation (depreciation)	218,728	(212,153)

Net Increase (Decrease) in Net Assets Resulting from Operations	553,339	413,768

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(87,594)	(189,206)
I-2	(27,111)	(59,525)
I-3	(523)	(701	)(a)
Administrative Class	(1,132)	(2,995)
Class A	(12,236)	(33,764)
Class C	(436)	(1,406)
Class R	(561)	(1,484)

Total Distributions(b)	(129,593)	(289,081)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	942,911	1,782,652

Total Increase (Decrease) in Net Assets	1,366,657	1,907,339

Net Assets:

Beginning of period	10,838,575	8,931,236
End of period	$12,205,232	$10,838,575

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.0%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	5,000	$2,105
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	136,540	1,013
79.499% (ARLLMONP) due 06/21/2020 ~(a)		263,770	1,990

Total Argentina (Cost $21,856)			5,108

AUSTRALIA 0.2%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
2.810% due 07/21/2026	AUD	7,671	5,173

CORPORATE BONDS & NOTES 0.0%

Australia & New Zealand Banking Group Ltd.
3.300% due 05/17/2021		$2,000	2,042

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
1.857% due 06/10/2051 •	AUD	11,274	7,612

RESIMAC Bastille Trust
2.917% due 12/05/2059 •		$2,133	2,137

			9,749

SOVEREIGN ISSUES 0.1%

New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	9,069	7,130

Total Australia (Cost $27,244)			24,094

BRAZIL 3.0%

CORPORATE BONDS & NOTES 0.3%

Petrobras Global Finance BV
5.093% due 01/15/2030		$34,435	35,964
6.125% due 01/17/2022		3,258	3,506
7.250% due 03/17/2044		900	1,079

			40,549

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		6,000	6,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.6%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	282,650	$67,184

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2021		989,689	255,546

			322,730

Total Brazil (Cost $380,096)			369,347

CANADA 2.5%

CORPORATE BONDS & NOTES 1.6%

Bank of Nova Scotia
1.875% due 04/26/2021		$33,900	33,904

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		10,000	10,208

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~		10,400	10,402
2.819% (US0003M + 0.700%) due 06/15/2020 ~		6,700	6,713

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,200	11,046

HSBC Bank Canada
1.650% due 09/10/2022		$14,600	14,508
3.300% due 11/28/2021		22,600	23,245

Royal Bank of Canada
2.300% due 03/22/2021		22,000	22,118

Toronto-Dominion Bank
2.100% due 07/15/2022		34,500	34,748
2.500% due 01/18/2022		29,300	29,710

			196,602

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
2.044% due 06/01/2020	CAD	5,493	4,148
2.244% due 07/01/2020		14,093	10,658
2.244% due 08/01/2020		5,412	4,090

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		2,826	2,165
3.650% due 08/12/2053		6,200	4,895

			25,956

SOVEREIGN ISSUES 0.7%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)		10,664	10,429

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Ontario
2.500% due 04/27/2026		$4,000	$4,156
2.600% due 06/02/2027	CAD	46,300	36,445
3.150% due 06/02/2022		3,400	2,659

Province of Quebec
3.000% due 09/01/2023		19,200	15,150
3.500% due 12/01/2022		6,500	5,164
4.250% due 12/01/2021		8,800	6,995
5.000% due 12/01/2038		8,100	8,615

			89,613

Total Canada (Cost $316,346)			312,171

CAYMAN ISLANDS 3.0%

ASSET-BACKED SECURITIES 2.4%

Bowman Park CLO Ltd.
3.328% due 11/23/2025 •		$13,289	13,297

Brookside Mill CLO Ltd.
3.123% due 01/17/2028 •		6,200	6,175

Cent CLO Ltd.
3.373% due 10/15/2026 •		23,400	23,400

CIFC Funding Ltd.
3.136% due 10/25/2027 •		18,450	18,414

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		5,600	5,552

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		14,323	14,322
3.203% due 01/15/2027 •		18,620	18,608

Flagship CLO Ltd.
3.172% due 01/16/2026 •		4,161	4,162

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		12,050	11,955

Monarch Grove CLO
3.156% due 01/25/2028 •		15,000	14,944

Mountain Hawk CLO Ltd.
3.098% due 07/20/2024 •		2,863	2,866

Mountain View CLO Ltd.
3.103% due 10/15/2026 •		3,933	3,922

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •	$7,550	$7,545

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •	6,850	6,833
3.403% due 04/15/2026 •	1,909	1,910

OHA Credit Partners Ltd.
3.288% due 10/20/2025	2,816	2,818

OZLM Ltd.
3.346% due 07/30/2027 •	23,300	23,236

Sound Point CLO Ltd.
3.168% due 01/20/2028 •	11,800	11,788

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •	7,080	7,084

Symphony CLO Ltd.
3.183% due 04/15/2028 •	4,650	4,637

Telos CLO Ltd.
3.253% due 04/17/2028 •	13,050	13,028

THL Credit Wind River CLO Ltd.
3.183% due 01/15/2026 •	10,100	10,106

TICP CLO Ltd.
3.118% due 04/20/2028 •	18,600	18,599
3.601% due 04/20/2028	22,500	22,382

Tralee CLO Ltd.
3.388% due 10/20/2028 •	20,600	20,553

Venture CDO Ltd.
3.183% due 04/15/2027	4,500	4,484

WhiteHorse Ltd.
3.233% due 04/17/2027 •	4,226	4,220

		296,840

CORPORATE BONDS & NOTES 0.6%

Ambac LSNI LLC
7.104% due 02/12/2023 •	890	901

Goodman HK Finance
4.375% due 06/19/2024	4,800	5,068

KSA Sukuk Ltd.
2.894% due 04/20/2022	7,600	7,718

QNB Finance Ltd.
3.474% (US0003M + 1.350%) due 05/31/2021 ~	42,100	42,685

Sands China Ltd.
4.600% due 08/08/2023	4,000	4,242
5.125% due 08/08/2025	4,100	4,512
5.400% due 08/08/2028	9,200	10,386

Tencent Holdings Ltd.
3.595% due 01/19/2028	1,300	1,361

		76,873

Total Cayman Islands (Cost $371,761)		373,713

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 5.2%

SOVEREIGN ISSUES 5.2%

China Development Bank
3.050% due 08/25/2026	CNY	157,100	$21,123
3.180% due 04/05/2026		333,600	45,344
3.680% due 02/26/2026		1,258,100	176,433
3.740% due 09/10/2025		133,300	18,784
3.800% due 01/25/2036		63,000	8,696
4.040% due 04/10/2027		495,800	70,655
4.040% due 07/06/2028		66,100	9,443
4.150% due 10/26/2025		54,900	7,907
4.240% due 08/24/2027		1,123,600	162,240
4.880% due 02/09/2028		483,900	72,995

China Government Bond
2.740% due 08/04/2026		15,100	2,059
2.950% due 06/16/2023		43,900	6,173
3.220% due 12/06/2025		44,000	6,197
3.290% due 10/18/2023		131,900	18,763
4.400% due 12/12/2046		11,500	1,834

Total China (Cost $652,225)			628,646

DENMARK 3.5%

CORPORATE BONDS & NOTES 3.5%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	322,900	47,292
1.500% due 10/01/2037		47,685	7,189
1.500% due 10/01/2050		137,558	20,655
2.000% due 10/01/2047		94,709	14,241
2.500% due 10/01/2047		51	8

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		12,214	1,841

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 10/01/2050	DKK	176,537	$26,478
2.000% due 10/01/2047		105,555	15,838
2.500% due 10/01/2047		71	11

Nykredit Realkredit A/S
0.088% due 10/01/2022 •	EUR	8,700	9,602
1.000% due 10/01/2050	DKK	222,500	32,774
1.500% due 10/01/2037		91,717	13,818
1.500% due 10/01/2050		902,812	135,513
2.000% due 10/01/2047		172,828	25,981
2.500% due 10/01/2036		4,170	638
2.500% due 10/01/2047		1,443	220

Realkredit Danmark A/S
2.000% due 10/01/2047		465,798	70,006
2.500% due 07/01/2047		45	7

Total Denmark (Cost $419,265)			422,112

FRANCE 2.8%

CORPORATE BONDS & NOTES 0.6%

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	8,500	11,383

Credit Agricole S.A.
3.303% (US0003M + 1.020%) due 04/24/2023 ~		$5,300	5,330

Danone S.A.
2.077% due 11/02/2021		2,000	1,998
2.589% due 11/02/2023		1,300	1,319

Dexia Credit Local S.A.
0.750% due 01/25/2023	EUR	14,500	16,433
1.875% due 01/29/2020		$1,000	999
1.875% due 09/15/2021		13,400	13,400
2.000% due 01/22/2021	EUR	11,300	12,723
2.250% due 02/18/2020		$1,000	1,000
2.500% due 01/25/2021		1,000	1,008
3.250% due 09/26/2023		6,800	7,154

Pernod Ricard S.A.
4.450% due 01/15/2022		3,400	3,568
5.750% due 04/07/2021		1,000	1,053

			77,368

SOVEREIGN ISSUES 2.2%

France Government International Bond
2.000% due 05/25/2048	EUR	128,800	197,708
3.250% due 05/25/2045		38,900	72,233

			269,941

Total France (Cost $271,028)			347,309

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 2.4%

ASSET-BACKED SECURITIES 0.0%

Red & Black Auto Germany UG
0.045% due 09/15/2025 •	EUR	1,519	$1,660

SC Germany Auto UG
0.000% due 12/13/2026 •		1,106	1,209

			2,869

CORPORATE BONDS & NOTES 2.4%

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~		1,300	1,408
1.875% due 02/28/2020	GBP	500	615
3.093% (US0003M + 0.815%) due 01/22/2021 ~		$19,900	19,726
3.150% due 01/22/2021		2,000	1,996
3.577% (US0003M + 1.290%) due 02/04/2021 ~		6,500	6,455
4.250% due 02/04/2021		9,200	9,292
4.250% due 10/14/2021		39,400	39,980

Hamburg Commercial Bank AG
0.250% due 11/19/2020	EUR	500	549

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)		9,000	10,183

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		3,700	4,126

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$2,900	2,944

Kreditanstalt fuer Wiederaufbau
0.250% due 09/15/2025	EUR	67,700	77,147
0.625% due 02/22/2027		62,900	74,031

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	11,071

Volkswagen Bank GmbH
0.000% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	3,700	4,036
0.625% due 09/08/2021		3,200	3,527
1.875% due 01/31/2024		5,900	6,786

Volkswagen Financial Services AG
0.875% due 04/12/2023		11,700	12,964

Volkswagen Leasing GmbH
0.096% due 07/06/2021 •		2,700	2,945

			289,781

Total Germany (Cost $293,926)			292,650

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$16,800	$17,554

Total Guernsey, Channel Islands (Cost $16,773)			17,554

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$5,960	6,491

Total Hong Kong (Cost $5,944)			6,491

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

ICICI Bank Ltd.
3.500% due 03/18/2020		$7,100	7,127

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		11,400	11,518

State Bank of India
4.000% due 01/24/2022		2,180	2,238

Total India (Cost $20,860)			20,883

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.0%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$400	421
5.710% due 11/15/2023		800	881

			1,302

SOVEREIGN ISSUES 0.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	8,400	9,973

Total Indonesia (Cost $11,377)			11,275

IRELAND 1.3%

ASSET-BACKED SECURITIES 0.8%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	8,800	9,598

Aurium CLO DAC
0.000% due 04/16/2030 •(b)		7,500	8,175

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •		16,850	18,406

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Castle Park CLO DAC
0.636% due 01/15/2028 •	EUR	4,336	$4,732

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		20,880	22,889

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		8,800	9,603

SCF Rahoituspalvelut DAC
0.050% due 11/25/2025 •		606	661

Toro European CLO DAC
0.900% due 10/15/2030 •		23,700	25,873

			99,937

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$2,500	2,600
4.500% due 05/15/2021		7,000	7,229
4.625% due 10/30/2020		700	717

AIB Group PLC
4.750% due 10/12/2023		3,200	3,386

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	4,429	5,026

GE Capital European Funding Unlimited Co.
2.250% due 07/20/2020		300	332

GE Capital UK Funding Unlimited Co.
5.875% due 11/04/2020	GBP	600	772

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$1,900	1,909

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		1,150	1,150

			23,121

SOVEREIGN ISSUES 0.3%

Ireland Government International Bond
5.400% due 03/13/2025	EUR	22,200	31,892

Total Ireland (Cost $156,268)			154,950

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
3.250% due 01/17/2028		$7,000	7,598
4.125% due 01/17/2048		6,300	7,416

Total Israel (Cost $13,203)			15,014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 4.8%

CORPORATE BONDS & NOTES 0.8%

Banca Carige SpA
1.082% (EUR003M + 1.500%) due 05/25/2060 ~	EUR	32,500	$35,693
1.327% (EUR003M + 1.700%) due 10/25/2021 ~		34,500	38,114

UniCredit SpA
7.830% due 12/04/2023		$22,190	26,035

			99,842

SOVEREIGN ISSUES 4.0%

Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021	EUR	56,300	62,082
1.450% due 11/15/2024		83,600	96,742
1.750% due 07/01/2024		29,300	34,264
2.100% due 07/15/2026		31,100	37,548
2.350% due 09/15/2024 (g)		1,942	2,399
2.450% due 09/01/2033		3,300	4,168
2.500% due 11/15/2025		36,200	44,454
2.950% due 09/01/2038		13,300	17,824
3.000% due 08/01/2029		115,650	152,050
4.500% due 03/01/2024		22,500	29,204

Italy Government International Bond
6.000% due 08/04/2028	GBP	5,900	9,427

			490,162

Total Italy (Cost $567,008)			590,004

JAPAN 16.4%

CORPORATE BONDS & NOTES 1.4%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$17,325	17,238
2.241% due 02/16/2021		2,300	2,300
2.362% due 05/28/2021		100	100
2.827% (US0003M + 0.540%) due 08/04/2020 ~		46,700	46,806

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		3,400	3,827

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		7,200	7,261
2.950% due 03/01/2021		6,324	6,386

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		3,400	3,470

Mizuho Financial Group, Inc.
2.953% due 02/28/2022		300	304

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.018% (US0003M + 0.880%) due 09/11/2022 ~		$16,600	$16,699
3.138% (US0003M + 1.000%) due 09/11/2024 ~		11,800	11,902
3.922% due 09/11/2024 •		9,600	10,103

NTT Finance Corp.
1.900% due 07/21/2021		2,400	2,387

ORIX Corp.
3.250% due 12/04/2024		2,500	2,599

Panasonic Corp.
2.536% due 07/19/2022		5,300	5,336

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		2,200	2,246

Sumitomo Mitsui Banking Corp.
0.550% due 11/06/2023	EUR	4,300	4,841

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		$4,100	4,138
3.782% (US0003M + 1.680%) due 03/09/2021 ~		17,200	17,517

Takeda Pharmaceutical Co. Ltd.
4.400% due 11/26/2023		1,700	1,832

Toyota Industries Corp.
3.110% due 03/12/2022		5,000	5,094

Toyota Tsusho Corp.
3.625% due 09/13/2023		400	418

			172,804

SOVEREIGN ISSUES 15.0%

Development Bank of Japan, Inc.
2.000% due 10/19/2021		1,600	1,601
2.125% due 09/01/2022		4,300	4,320

Japan Bank for International Cooperation
2.375% due 11/16/2022		4,900	4,975
3.250% due 07/20/2023		7,800	8,192
3.375% due 10/31/2023		4,000	4,232

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		2,000	2,034
3.000% due 03/12/2024		4,700	4,905
3.375% due 09/27/2023		12,600	13,260

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	8,872,776	85,589
0.100% due 03/20/2029		54,020,000	516,309
0.100% due 06/20/2029		11,220,000	107,118
0.500% due 09/20/2046		10,120,000	98,020
0.500% due 03/20/2049		12,256,000	118,048
0.700% due 12/20/2048		20,957,000	212,650
1.400% due 09/20/2034		14,680,000	163,732

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.700% due 09/20/2032	JPY	40,530,000	$461,077

Tokyo Metropolitan Government
2.000% due 05/17/2021		$16,000	15,971
2.500% due 06/08/2022		6,300	6,384

			1,828,417

Total Japan (Cost $1,853,986)			2,001,221

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	230
2.875% due 07/31/2043		400	474

Total Jersey, Channel Islands (Cost $764)			704

KUWAIT 0.5%

SOVEREIGN ISSUES 0.5%

Kuwait International Government Bond
2.750% due 03/20/2022		$6,700	6,798
3.500% due 03/20/2027		54,200	58,530

Total Kuwait (Cost $60,467)			65,328

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%

Lithuania Government International Bond
6.125% due 03/09/2021		$33,000	34,883

Total Lithuania (Cost $34,569)			34,883

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Allergan Funding SCS
1.500% due 11/15/2023	EUR	700	805
3.000% due 03/12/2020		$2,000	2,006

Aroundtown S.A.
1.625% due 01/31/2028	EUR	2,200	2,486

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022	EUR	7,000	$7,845

Emerald Bay S.A.
0.000% due 10/08/2020 (e)		6,641	7,121

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (e)		11,400	12,453

NORD/LB Luxembourg S.A. Covered Bond Bank
0.250% due 03/10/2020		400	437

Total Luxembourg (Cost $34,307)			33,153

MALAYSIA 0.5%

SOVEREIGN ISSUES 0.5%

Malaysia Government International Bond
3.654% due 10/31/2019	MYR	239,000	57,112

Total Malaysia (Cost $58,073)			57,112

NETHERLANDS 1.8%

ASSET-BACKED SECURITIES 0.3%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	6,200	6,766

Babson Euro CLO BV
0.447% due 10/25/2029 •		6,450	7,031

Chapel BV
0.000% due 07/17/2066 •		1,491	1,625

Dryden Euro CLO BV
0.880% due 01/15/2030 •		9,500	10,358

Euro-Galaxy CLO BV
0.000% due 01/17/2031 •		3,000	3,270

Tikehau CLO BV
0.880% due 12/07/2029 •		10,700	11,687

			40,737

CORPORATE BONDS & NOTES 1.5%

BMW Finance NV
2.250% due 08/12/2022		$19,300	19,325

BNG Bank NV
4.750% due 03/06/2023	AUD	11,010	8,321

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	5,976	6,721
6.625% due 06/29/2021 •(h)(i)		5,600	6,666
6.875% due 03/19/2020 (i)		15,600	17,547

Deutsche Telekom International Finance BV
2.225% due 01/17/2020		$1,300	1,300
2.820% due 01/19/2022		2,700	2,733

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

E.ON International Finance BV
6.000% due 10/30/2019	GBP	1,400	$1,728

Enel Finance International NV
2.650% due 09/10/2024		$27,300	27,364

ING Bank NV
0.375% due 11/26/2021	EUR	25,000	27,572
2.625% due 12/05/2022		$25,000	25,599

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		400	403

LeasePlan Corp. NV
0.143% (EUR003M + 0.520%) due 11/04/2020 ~	EUR	4,200	4,590

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$7,400	7,387

Mylan NV
3.150% due 06/15/2021		1,800	1,823
3.750% due 12/15/2020		4,000	4,060

NXP BV
4.125% due 06/01/2021		2,700	2,771
4.625% due 06/15/2022		700	734

Schaeffler Finance BV
3.250% due 05/15/2025	EUR	4,300	4,842

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		2,500	3,435

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$100	92
2.800% due 07/21/2023		100	81
3.250% due 04/15/2022	EUR	3,400	3,455

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		$9,500	9,593

Volkswagen International Finance NV
4.000% due 08/12/2020		400	406

			188,548

Total Netherlands (Cost $231,758)			229,285

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
6.000% due 05/15/2021	NZD	10,000	6,785

Total New Zealand (Cost $7,846)			6,785

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.2%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$20,600	20,922
3.250% due 06/28/2023		6,500	6,805

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	2,000	$2,202

			29,929

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	55,000	6,297

Total Norway (Cost $36,994)			36,226

PERU 0.6%

SOVEREIGN ISSUES 0.6%

Peru Government International Bond
5.940% due 02/12/2029	PEN	51,330	17,242
6.350% due 08/12/2028		164,700	56,932
6.950% due 08/12/2031		600	217

Total Peru (Cost $69,266)			74,391

POLAND 0.3%

CORPORATE BONDS & NOTES 0.0%

PKO Bank Hipoteczny S.A.
0.250% due 11/23/2021	EUR	3,500	3,856

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	124,400	31,538
4.000% due 10/25/2023		1,450	394

			31,932

Total Poland (Cost $35,669)			35,788

QATAR 1.6%

CORPORATE BONDS & NOTES 0.0%

Qatari Diar Finance Co.
5.000% due 07/21/2020		$2,600	2,655

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~		47,900	47,864

SOVEREIGN ISSUES 1.2%

Qatar Government International Bond
3.375% due 03/14/2024		2,300	2,411
3.875% due 04/23/2023		66,950	70,900
4.000% due 03/14/2029		33,800	37,499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/23/2028		$33,600	$38,363

			149,173

Total Qatar (Cost $188,341)			199,692

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	1,627,600	26,395

Total Russia (Cost $25,322)			26,395

SAUDI ARABIA 1.3%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$9,900	9,988

SOVEREIGN ISSUES 1.2%

Saudi Government International Bond
2.375% due 10/26/2021		77,300	77,498
2.875% due 03/04/2023		5,600	5,698
3.250% due 10/26/2026		7,000	7,240
3.625% due 03/04/2028		15,100	16,035
4.000% due 04/17/2025		37,200	39,919
4.375% due 04/16/2029		5,000	5,624

			152,014

Total Saudi Arabia (Cost $156,974)			162,002

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		$1,900	1,901
3.316% (US0003M + 1.050%) due 05/02/2021 ~		2,000	2,008
3.500% due 09/18/2027		4,100	4,222

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		7,100	7,670

DBS Bank Ltd.
3.300% due 11/27/2021		7,600	7,784

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~		11,500	11,519

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		3,700	3,745

Total Singapore (Cost $37,532)			38,849

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
5.250% due 02/18/2024		$19,817	$22,519

Total Slovenia (Cost $20,473)			22,519

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of South Africa Government International Bond
4.850% due 09/30/2029		$10,800	10,776

Total South Africa (Cost $10,800)			10,776

SOUTH KOREA 2.1%

SOVEREIGN ISSUES 2.1%

Korea Government International Bond
2.125% due 06/10/2027	KRW	25,325,000	22,230
2.375% due 12/10/2027		25,830,000	23,150
2.375% due 12/10/2028		115,240,000	103,990
2.625% due 06/10/2028		80,130,000	73,436
5.500% due 03/10/2028		25,830,000	28,499

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$3,700	3,902

Total South Korea (Cost $260,000)			255,207

SPAIN 6.0%

CORPORATE BONDS & NOTES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	2,200	2,543
6.750% due 02/18/2020 •(h)(i)		5,200	5,781

Banco Santander S.A.
4.750% due 03/19/2025 •(h)(i)		600	636
6.250% due 09/11/2021 •(h)(i)		4,000	4,610

Inmobiliaria Colonial Socimi S.A.
2.728% due 06/05/2023		2,000	2,395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	5,200	$6,060

			22,025

SOVEREIGN ISSUES 5.8%

Autonomous Community of Catalonia
4.220% due 04/26/2035 (k)		3,500	4,795
4.801% due 07/31/2020		8,000	8,991
4.900% due 09/15/2021 (k)		17,700	20,989
4.950% due 02/11/2020		14,000	15,526

Spain Government International Bond
0.250% due 07/30/2024		45,750	51,218
0.600% due 10/31/2029		220,700	251,667
1.400% due 07/30/2028 (k)		121,500	148,098
1.450% due 04/30/2029 (k)		121,300	149,072
2.700% due 10/31/2048		8,900	13,725
2.900% due 10/31/2046		28,400	44,890
5.250% due 04/06/2029	GBP	900	1,464

			710,435

Total Spain (Cost $715,766)			732,460

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

African Development Bank
5.250% due 03/23/2022	AUD	200	148

Asian Development Bank
0.500% due 03/24/2020		7,300	4,904

Council of Europe Development Bank
6.000% due 10/08/2020		8,300	5,875

European Bank for Reconstruction & Development
0.500% due 09/01/2023		1,700	1,099
0.500% due 12/21/2023		500	324

European Investment Bank
0.500% due 06/21/2023		13,600	8,935
0.500% due 08/10/2023		20,700	13,585

Total Supranational (Cost $42,048)			34,870

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.3%

Lansforsakringar Hypotek AB
1.500% due 03/18/2021	EUR	1,000	1,122

Stadshypotek AB
2.500% due 04/05/2022		$21,700	22,045

Sveriges Sakerstallda Obligationer AB
2.000% due 06/17/2026	SEK	102,000	11,539

Total Sweden (Cost $34,751)			34,706

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.8%

CORPORATE BONDS & NOTES 0.7%

Credit Suisse AG
0.750% due 09/17/2021	EUR	4,500	$5,018
1.750% due 01/15/2021		10,400	11,653
6.500% due 08/08/2023 (i)		$14,614	16,310

Credit Suisse Group AG
2.997% due 12/14/2023 •		800	808
3.319% (US0003M + 1.200%) due 12/14/2023 ~		16,100	16,243
3.869% due 01/12/2029 •		4,950	5,218
4.282% due 01/09/2028		900	968

UBS AG
5.125% due 05/15/2024 (i)		11,600	12,516
7.625% due 08/17/2022 (i)		8,347	9,425

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		1,300	1,311
3.000% due 04/15/2021		4,600	4,656

			84,126

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	7,550	11,920

Total Switzerland (Cost $93,193)			96,046

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$10,000	9,998

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		8,000	8,090
3.125% due 10/11/2027		12,900	13,576

			21,666

Total United Arab Emirates (Cost $30,805)			31,664

UNITED KINGDOM 9.7%

CORPORATE BONDS & NOTES 5.3%

Barclays Bank PLC
5.125% due 01/08/2020		$1,200	1,209
7.625% due 11/21/2022 (i)		41,439	45,716

Barclays PLC
1.875% due 03/23/2021	EUR	2,800	3,139
3.250% due 01/12/2021		$15,000	15,122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.548% (US0003M + 1.380%) due 05/16/2024 ~		$5,200	$5,177
3.588% (US0003M + 1.430%) due 02/15/2023 ~		19,300	19,303
4.338% due 05/16/2024 •		800	836
4.610% due 02/15/2023 •		29,700	30,869
7.125% due 06/15/2025 •(h)(i)	GBP	6,400	8,354
7.250% due 03/15/2023 •(h)(i)		500	648
7.750% due 09/15/2023 •(h)(i)		$9,700	10,101
8.000% due 12/15/2020 •(h)(i)	EUR	8,350	9,750
8.000% due 06/15/2024 •(h)(i)		$6,100	6,492

BAT International Finance PLC
2.750% due 06/15/2020		2,695	2,703
4.875% due 02/24/2021	EUR	200	233

BG Energy Capital PLC
4.000% due 10/15/2021		$1,000	1,036

British Telecommunications PLC
9.625% due 12/15/2030		7,950	12,131

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	5,450	6,989

FCE Bank PLC
1.660% due 02/11/2021	EUR	3,900	4,323
1.875% due 06/24/2021		2,400	2,674

Frontier Finance PLC
8.000% due 03/23/2022	GBP	25,800	32,794

HSBC Holdings PLC
2.782% (US0003M + 0.650%) due 09/11/2021 ~		$23,900	23,936
3.512% (US0003M + 1.380%) due 09/12/2026 ~		9,500	9,583
4.292% due 09/12/2026 •		11,000	11,816
4.342% (US0003M + 2.240%) due 03/08/2021 ~		18,500	18,969
4.583% due 06/19/2029 •		3,400	3,775
4.750% due 07/04/2029 •(h)(i)	EUR	9,600	11,111
5.875% due 09/28/2026 •(h)(i)	GBP	5,700	7,422
6.500% due 03/23/2028 •(h)(i)		$5,800	6,072

Imperial Brands Finance PLC
0.500% due 07/27/2021	EUR	295	324
2.950% due 07/21/2020		$2,600	2,610
3.750% due 07/21/2022		1,400	1,442

Lloyds Bank PLC
0.375% due 01/18/2021	EUR	600	660
2.250% due 08/14/2022		$29,800	29,782

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.699% (US0003M + 0.490%) due 05/07/2021 ~		$8,300	$8,302
3.300% due 05/07/2021		10,200	10,379
4.000% due 09/29/2020	EUR	500	569
4.875% due 03/30/2027	GBP	10,900	17,073
5.800% due 01/13/2020		$2,200	2,222

Lloyds Banking Group PLC
3.000% due 01/11/2022		9,447	9,547
4.375% due 03/22/2028		1,300	1,413
4.450% due 05/08/2025		5,000	5,386
7.625% due 06/27/2023 •(h)(i)	GBP	2,900	3,889
7.875% due 06/27/2029 •(h)(i)		2,100	3,035

Nationwide Building Society
3.766% due 03/08/2024 •		$16,700	17,159
3.960% due 07/18/2030 •		7,900	8,261

Natwest Markets PLC
0.000% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	15,100	16,474
0.625% due 03/02/2022		5,000	5,514

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	1,300	1,581

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$200	201
2.695% (US0003M + 0.560%) due 06/24/2022 ~		7,700	7,676

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	100	113
2.000% due 03/04/2025 •		1,700	1,947
3.498% due 05/15/2023 •		$4,500	4,562
3.628% (US0003M + 1.470%) due 05/15/2023 ~		400	401
3.656% (US0003M + 1.550%) due 06/25/2024 ~		21,300	21,356
3.875% due 09/12/2023		1,100	1,136
4.269% due 03/22/2025 •		6,800	7,116
4.519% due 06/25/2024 •		16,400	17,257
4.800% due 04/05/2026		200	219
6.400% due 10/21/2019		1,100	1,102
7.500% due 08/10/2020 •(h)(i)		4,600	4,709
8.625% due 08/15/2021 •(h)(i)		3,000	3,220

Santander UK Group Holdings PLC
2.875% due 10/16/2020		15,000	15,061
2.875% due 08/05/2021		200	201
3.125% due 01/08/2021		4,000	4,033
3.373% due 01/05/2024 •		5,000	5,082
3.823% due 11/03/2028 •		6,400	6,595

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.796% due 11/15/2024 •		$900	$965
7.375% due 06/24/2022 •(h)(i)	GBP	1,000	1,303

Santander UK PLC
4.250% due 04/12/2021	EUR	5,200	6,072

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		$38,000	38,214

Tesco PLC
6.125% due 02/24/2022	GBP	1,395	1,910

Tesco Property Finance PLC
5.411% due 07/13/2044		9,583	15,020

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		10,300	13,208

WPP Finance
4.750% due 11/21/2021		$2,400	2,514

Yorkshire Building Society
0.875% due 03/20/2023	EUR	5,300	5,893
1.250% due 06/11/2021		100	112
1.250% due 03/17/2022		2,600	2,915

			648,018

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Brunel Residential Mortgage Securitisation PLC
0.987% due 01/13/2039 •	GBP	2,770	3,348

Business Mortgage Finance PLC
2.768% due 02/15/2041 •		4,530	5,545

EuroMASTR PLC
0.981% due 06/15/2040 •		132	156

Eurosail PLC
0.000% due 12/10/2044 •	EUR	1,886	2,040
0.000% due 12/15/2044 •		7,714	8,079
0.000% due 03/13/2045 •		160	173
0.932% due 06/10/2044 •	GBP	2,115	2,586
0.945% due 03/13/2045 •		27	32
1.485% due 09/13/2045 •		1,520	1,825
1.730% due 06/13/2045 •		776	948

Finsbury Square PLC
1.480% due 03/12/2059 •		2,535	3,116

Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	17	18
0.000% due 03/18/2039 •		1,153	1,242
0.916% due 06/18/2039 •	GBP	28	34
0.933% due 06/18/2038 •		649	783
2.275% due 06/18/2039 •		$1,060	1,031

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	41,450	51,081

Landmark Mortgage Securities PLC
1.003% due 06/17/2038 •		22	26

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ludgate Funding PLC
0.000% due 01/01/2061 •	EUR	181	$187

Mansard Mortgages PLC
1.431% due 12/15/2049 •	GBP	7,076	8,493

Newgate Funding PLC
0.000% due 12/01/2050 •	EUR	3,892	3,866
0.206% due 12/15/2050 •		7,422	7,841
0.856% due 12/15/2050 •		1,541	1,604
0.940% due 12/01/2050 •	GBP	65	76
0.981% due 12/15/2050 •		3,363	3,765
1.106% due 12/15/2050 •	EUR	2,527	2,637
1.781% due 12/15/2050 •	GBP	3,390	4,012
2.031% due 12/15/2050 •		1,911	2,261

Paragon Mortgages PLC
0.000% due 05/15/2041 •	EUR	258	274
0.000% due 06/15/2041 •		293	307
1.128% due 05/15/2041 •	GBP	26	31

Residential Mortgage Securities PLC
1.979% due 09/20/2065 •		13,172	16,269

Resloc UK PLC
0.941% due 12/15/2043 •		633	736
1.001% due 12/15/2043 •		1,090	1,241

Ripon Mortgages PLC
1.561% due 08/20/2056 •		36,266	44,481

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	115	117
0.933% due 06/12/2044 •	GBP	2,000	2,307
0.953% due 06/12/2044 •		5,404	6,278
2.282% due 06/12/2044 •		$279	263

Silverstone Master Issuer PLC
1.457% due 01/21/2070 •	GBP	19,600	24,198
2.848% due 01/21/2070 •		$5,200	5,208

Towd Point Mortgage Funding PLC
1.561% (BP0003M + 0.800%) due 02/20/2045 ~	GBP	9,789	11,989
1.611% due 05/20/2045 •		12,756	15,691
1.798% due 10/20/2051 •		30,579	37,691

Trinity Square PLC
1.917% due 07/15/2051 •		5,301	6,543

Uropa Securities PLC
0.972% due 06/10/2059 •		3,482	4,092
1.122% due 06/10/2059 •		849	969
1.322% due 06/10/2059 •		664	757
1.522% due 06/10/2059 •		707	805

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		1	3,901
1.565% due 12/21/2049 •		56,141	69,032
1.765% due 09/21/2049 •		12,147	14,959
2.265% due 09/21/2049 •		5,119	6,331
2.265% due 12/21/2049 •		6,230	7,673
2.765% due 12/21/2049 •		3,115	3,854
3.265% due 12/21/2049 •		1,780	2,209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.765% due 12/21/2049 •	GBP	1,780	$2,179

			407,190

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		19,280	3,722

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.1%

United Kingdom Gilt
3.250% due 01/22/2044	GBP	27,400	50,281
4.250% due 12/07/2040 (k)		40,600	81,970

			132,251

Total United Kingdom (Cost $1,189,258)			1,191,181

UNITED STATES 44.8%

ASSET-BACKED SECURITIES 3.9%

Accredited Mortgage Loan Trust
4.330% due 06/25/2033 þ		$120	118

ACE Securities Corp. Home Equity Loan Trust
2.408% due 02/25/2036 •		15,919	11,836

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.958% due 06/25/2029 •		204	199

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.838% due 02/25/2034 •		352	344

Asset-Backed Funding Certificates Trust
2.148% due 01/25/2037 •		5,646	4,245

Asset-Backed Securities Corp. Home Equity Loan Trust
3.113% due 02/25/2035 •		9,650	9,719
3.378% due 04/15/2033 •		937	941

Bear Stearns Asset-Backed Securities Trust
2.238% due 03/25/2037 •		10,278	9,186

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.678% due 10/25/2032 •	$10	$10
2.818% due 10/27/2032 •	38	37
3.018% due 10/25/2037 •	41	41

Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •	300	239
2.168% due 12/25/2036 •	7,036	3,563
2.178% due 12/25/2036 •	3,430	2,383
2.188% due 05/25/2037 •	2,398	2,395
2.198% due 01/25/2037 •	6,593	5,046
2.278% due 03/25/2036 •	8,037	7,734
2.790% due 08/25/2036	16,899	16,139
4.600% due 10/25/2037 þ	1,788	1,852

Citigroup Mortgage Loan Trust, Inc.
2.278% due 03/25/2037 •	2,817	2,606
2.278% due 06/25/2037 •	3,726	3,631

Countrywide Asset-Backed Certificates
2.148% due 12/25/2036 ^•	1,459	1,376
2.158% due 05/25/2035 •	4,622	4,489
2.158% due 06/25/2035 •	7,330	6,695
2.158% due 08/25/2037 ^•	5,743	5,450
2.178% due 05/25/2036 •	3,681	3,547
2.188% due 06/25/2047 •	1,144	1,142
2.218% due 06/25/2047 ^•	7,693	6,856
2.258% due 03/25/2036 •	1,602	1,492
2.308% due 07/25/2036 •	4,167	4,128
2.358% due 12/25/2036 ^•	336	225
2.668% due 01/25/2036 •	4,900	4,739
4.742% due 08/25/2035 ^~	1,318	1,242

Countrywide Asset-Backed Certificates Trust
3.023% due 10/25/2035 •	12,200	12,260
3.593% due 12/25/2034 •	10,071	9,980
4.740% due 10/25/2035 ~	28	28

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •	39	38

Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •	4	3

First Franklin Mortgage Loan Trust
2.918% due 03/25/2034 •	1,170	1,178

Fremont Home Loan Trust
2.168% due 10/25/2036 •	8,014	3,966
2.288% due 02/25/2036 •	7,522	6,385

GSAA Home Equity Trust
2.198% due 03/25/2036 •	8,271	4,111
5.995% due 03/25/2046 ^~	1,240	806

GSAMP Trust
2.148% due 12/25/2046 •	10,713	6,993

Home Equity Asset Trust
2.618% due 11/25/2032 •	2	2

Home Equity Mortgage Loan Asset-Backed Trust
2.188% due 04/25/2037 •	5,292	3,942
2.258% due 04/25/2037 •	10,063	7,589

HSI Asset Securitization Corp. Trust
2.278% due 04/25/2037 •	8,503	5,788

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.428% due 01/25/2036 •	$4,500	$4,358

JPMorgan Mortgage Acquisition Trust
2.128% due 08/25/2036 •	64	47
2.153% due 07/25/2036 •	4,206	3,392

Long Beach Mortgage Loan Trust
2.538% due 08/25/2045 •	2,398	2,355
2.578% due 10/25/2034 •	12	12

MASTR Asset-Backed Securities Trust
2.118% due 08/25/2036 •	7,901	3,744
2.168% due 03/25/2036 •	937	693
2.168% due 10/25/2036 •	13,686	6,163
2.238% due 10/25/2036 •	4,072	1,865
2.753% due 10/25/2035 •	10,803	10,277

Merrill Lynch Mortgage Investors Trust
2.098% due 09/25/2037 •	39	22
2.138% due 02/25/2037 •	52	22
2.738% due 05/25/2036 •	653	648

MESA Trust
2.818% due 12/25/2031 •	87	86

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 10/25/2036 •	1,027	992
2.158% due 05/25/2037 •	4,276	3,355
2.168% due 11/25/2036 •	12,536	8,782
2.218% due 05/25/2037 •	42,037	28,431
2.258% due 06/25/2036 •	5,345	3,826

Morgan Stanley Home Equity Loan Trust
2.188% due 04/25/2037 •	13,230	8,889
2.248% due 04/25/2037 •	9,741	6,595
2.368% due 04/25/2037 •	1,402	963

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	1,646	728

Morgan Stanley Structured Trust
2.318% due 06/25/2037 •	8,800	8,015

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.308% due 03/25/2036 •	5,923	5,843

NovaStar Mortgage Funding Trust
2.148% due 03/25/2037 •	21,972	16,396

Option One Mortgage Loan Trust
2.158% due 02/25/2037 •	16,494	10,927
2.208% due 01/25/2036 •	33	33
2.238% due 05/25/2037 •	2,741	2,012
2.798% due 02/25/2035 •	7,721	7,657

RAAC Trust
2.518% due 02/25/2037 •	7,444	7,033

Renaissance Home Equity Loan Trust
3.018% due 12/25/2033 •	45	45
5.294% due 01/25/2037 þ	14,481	7,573
5.675% due 06/25/2037 ^þ	16,477	7,119
5.731% due 11/25/2036 þ	27,200	14,905

Residential Asset Mortgage Products Trust
2.238% due 12/25/2035 •	2,953	2,729
2.318% due 03/25/2036 •	2,800	2,764

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.578% due 06/25/2032 •		$43	$41

Residential Asset Securities Corp. Trust
2.858% due 09/25/2034 •		895	889

Saxon Asset Securities Trust
3.768% due 12/25/2037 •		5,747	5,453

Securitized Asset-Backed Receivables LLC Trust
2.148% due 05/25/2037 ^•		298	229
2.188% due 08/25/2036 ^•		701	316

SLM Student Loan Trust
1.330% due 03/15/2038 •	GBP	3,237	3,840

Soundview Home Loan Trust
2.078% due 11/25/2036 •		$40	17
2.268% due 11/25/2036 •		10,717	10,100
2.288% due 12/25/2036 •		8,457	7,869

Structured Asset Securities Corp. Mortgage Loan Trust
2.178% due 03/25/2036 •		2,322	2,221
2.238% due 12/25/2036 •		19,167	16,990
2.248% due 05/25/2047 •		4,072	3,954

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		24,400	24,970

WaMu Asset-Backed Certificates WaMu Trust
2.308% due 05/25/2037 •		6,413	5,821

Wells Fargo Home Equity Asset-Backed Securities Trust
2.248% due 01/25/2037 •		21,575	19,746

			478,466

CORPORATE BONDS & NOTES 8.2%

Air Lease Corp.
3.375% due 06/01/2021		2,400	2,439
3.875% due 04/01/2021		1,700	1,737

Ally Financial, Inc.
4.250% due 04/15/2021		200	205
8.000% due 03/15/2020		100	102

Altria Group, Inc.
4.750% due 05/05/2021		1,300	1,352

Ambac Assurance Corp.
5.100% due 06/07/2020		1	1

American Express Co.
2.750% due 05/20/2022		9,700	9,854
2.756% (US0003M + 0.620%) due 05/20/2022 ~		12,700	12,745

American Honda Finance Corp.
2.488% (US0003M + 0.350%) due 06/11/2021 ~		6,200	6,213
2.637% (US0003M + 0.350%) due 11/05/2021 ~		3,600	3,604
3.800% due 09/20/2021		3,000	3,102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Tower Corp.
1.950% due 05/22/2026	EUR	3,800	$4,520
3.000% due 06/15/2023		$900	921

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,441

AT&T, Inc.
1.800% due 09/05/2026	EUR	18,600	22,016
2.888% (US0003M + 0.750%) due 06/01/2021 ~		$24,500	24,625
3.253% (US0003M + 0.950%) due 07/15/2021 ~		23,900	24,117
3.312% (US0003M + 1.180%) due 06/12/2024 ~		14,900	15,183

AutoNation, Inc.
5.500% due 02/01/2020		500	505

Aviation Capital Group LLC
3.082% (US0003M + 0.950%) due 06/01/2021 ~		14,500	14,556
6.750% due 04/06/2021		1,300	1,378
7.125% due 10/15/2020		1,100	1,151

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		1,000	1,046
4.350% due 04/20/2028		4,100	4,371

Bank of America Corp.
5.875% due 03/15/2028 •(h)		12,150	13,165

BAT Capital Corp.
2.765% due 08/14/2020 •		11,700	11,724
3.557% due 08/15/2027		6,900	6,944

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~		5,300	5,296
2.750% due 07/15/2021		400	402
3.129% (US0003M + 1.010%) due 12/15/2023 ~		8,300	8,311
3.875% due 12/15/2023		2,700	2,823
4.250% due 12/15/2025		10,300	11,005
4.375% due 12/15/2028		8,700	9,404

BMW U.S. Capital LLC
2.000% due 04/11/2021		2,500	2,497

Boeing Co.
2.300% due 08/01/2021		9,800	9,845

Boston Scientific Corp.
3.450% due 03/01/2024		3,800	3,967
3.750% due 03/01/2026		2,400	2,568

Brandywine Operating Partnership LP
3.950% due 11/15/2027		1,000	1,046

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~		11,400	11,372

Broadcom Corp.
3.000% due 01/15/2022		4,700	4,747

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
3.125% due 04/15/2021	$3,400	$3,434
3.125% due 10/15/2022	3,500	3,545

CA, Inc.
3.600% due 08/01/2020	1,100	1,110

Campbell Soup Co.
3.300% due 03/15/2021	6,200	6,291
3.650% due 03/15/2023	6,900	7,183

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	3,100	3,222

Charter Communications Operating LLC
3.579% due 07/23/2020	95	96
3.750% due 02/15/2028	19,100	19,618
3.903% (US0003M + 1.650%) due 02/01/2024 ~	4,100	4,205
4.464% due 07/23/2022	12,050	12,690
5.125% due 07/01/2049	5,000	5,347

Citibank N.A.
2.736% (US0003M + 0.600%) due 05/20/2022 ~	25,100	25,149
2.844% due 05/20/2022 •	12,400	12,530

CNH Industrial Capital LLC
4.375% due 11/06/2020	500	510

Conagra Brands, Inc.
2.811% (US0003M + 0.500%) due 10/09/2020 ~	300	300
3.800% due 10/22/2021	1,300	1,342

Consolidated Edison Co. of New York, Inc.
2.506% (US0003M + 0.400%) due 06/25/2021 ~	2,100	2,108

Continental Resources, Inc.
4.375% due 01/15/2028	4,200	4,347

Crown Castle International Corp.
4.875% due 04/15/2022	600	638

CVS Health Corp.
2.750% due 12/01/2022	1,000	1,013
3.350% due 03/09/2021	1,009	1,026
3.700% due 03/09/2023	6,100	6,353

Daimler Finance North America LLC
2.850% due 01/06/2022	800	810
2.875% due 03/10/2021	500	504
3.058% (US0003M + 0.900%) due 02/15/2022 ~	18,000	18,099

Dell International LLC
4.420% due 06/15/2021	6,000	6,188

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	4,409	4,845

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	10,700	10,746
2.788% (US0003M + 0.650%) due 03/11/2022 ~	17,600	17,701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~		$12,769	$12,765

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022		1,800	2,041

EMC Corp.
2.650% due 06/01/2020		2,300	2,301

Enable Midstream Partners LP
3.900% due 05/15/2024		900	918

Energy Transfer Operating LP
4.650% due 06/01/2021		4,700	4,842

EQT Corp.
2.869% (US0003M + 0.770%) due 10/01/2020 ~		2,300	2,295

ERAC USA Finance LLC
2.350% due 10/15/2019		700	700

Fidelity National Information Services, Inc.
0.125% due 05/21/2021	EUR	8,200	8,963
0.400% due 01/15/2021		4,100	4,498
1.700% due 06/30/2022	GBP	3,700	4,623

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	200	214
0.000% due 12/07/2022 •		1,500	1,578
0.030% due 05/14/2021 •		2,300	2,489
2.597% due 11/04/2019		$300	300
2.681% due 01/09/2020		3,800	3,800
2.696% (US0003M + 0.430%) due 11/02/2020 ~		400	397
3.099% (US0003M + 0.810%) due 04/05/2021 ~		5,300	5,239
3.200% due 01/15/2021		1,000	1,002
3.220% (US0003M + 0.880%) due 10/12/2021 ~		2,600	2,557
3.311% (US0003M + 1.000%) due 01/09/2020 ~		9,200	9,201
3.336% due 03/18/2021		5,000	5,025
3.470% due 04/05/2021		400	402
5.750% due 02/01/2021		3,300	3,412
8.125% due 01/15/2020		600	610

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		2,600	2,608
4.850% due 06/01/2021		1,100	1,147

General Electric Co.
0.375% due 05/17/2022	EUR	800	869
2.200% due 01/09/2020		$800	799
5.550% due 05/04/2020		400	406

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
2.862% (US0003M + 0.540%) due 04/16/2021 ~		$2,700	$2,707
4.000% due 04/17/2025		500	539

General Motors Financial Co., Inc.
2.779% (US0003M + 0.540%) due 11/06/2020 ~		800	798
3.161% (US0003M + 0.850%) due 04/09/2021 ~		100	100

Georgia-Pacific LLC
5.400% due 11/01/2020		700	724

Goldman Sachs Group, Inc.
2.000% due 07/27/2023	EUR	8,200	9,548
4.223% due 05/01/2029 •		$6,600	7,206

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		9,400	9,770

Harley-Davidson Financial Services, Inc.
3.078% (US0003M + 0.940%) due 03/02/2021 ~		7,900	7,911

Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,900
3.500% due 10/05/2021		2,600	2,666

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020		3,800	3,844

International Lease Finance Corp.
8.250% due 12/15/2020		500	535

Jackson National Life Global Funding
2.375% due 09/15/2022		17,000	17,102

JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~		5,600	5,604
3.086% due 04/26/2021 •		13,700	13,774

Kilroy Realty LP
3.450% due 12/15/2024		1,800	1,873

Kinder Morgan, Inc.
5.000% due 02/15/2021		1,600	1,653

KLA Corp.
3.375% due 11/01/2019		1,000	1,000

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~		11,800	11,778

LG&E & KU Energy LLC
3.750% due 11/15/2020		1,300	1,317

Lifestorage LP
3.500% due 07/01/2026		4,400	4,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MassMutual Global Funding
2.250% due 07/01/2022	$5,700	$5,719

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	6,000	6,003

MGM Resorts International
6.750% due 10/01/2020	200	208

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	200	200
2.738% (SOFRRATE + 0.830%) due 06/10/2022 ~	31,000	31,097

MPLX LP
3.500% due 12/01/2022	600	618

Navient Corp.
5.000% due 10/26/2020	200	203
5.875% due 03/25/2021	300	313

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	23,800	23,802

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	400	400
2.550% due 03/08/2021	2,200	2,202
3.150% due 03/15/2021	400	404
3.650% due 09/21/2021	1,200	1,228
3.875% due 09/21/2023	1,900	1,987

ONEOK, Inc.
4.550% due 07/15/2028	2,400	2,601

PECO Energy Co.
1.700% due 09/15/2021	1,100	1,094

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	700	710
3.375% due 02/01/2022	1,100	1,123
3.450% due 07/01/2024	5,000	5,203

Plains All American Pipeline LP
2.600% due 12/15/2019	700	700
5.000% due 02/01/2021	700	718

RELX Capital, Inc.
3.500% due 03/16/2023	600	622

Reynolds American, Inc.
3.250% due 06/12/2020	800	805
6.875% due 05/01/2020	900	924

Ryder System, Inc.
2.875% due 06/01/2022	16,900	17,184

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	2,200	2,273
6.250% due 03/15/2022	1,400	1,509

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	6,400	6,381
2.803% (US0003M + 0.500%) due 01/15/2021 ~	2,000	1,998

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Operating Partnership LP
3.250% due 10/15/2022	$2,200	$2,245

Southern California Edison Co.
3.500% due 10/01/2023	12,200	12,726

Southern Co.
2.350% due 07/01/2021	10,900	10,936
2.750% due 06/15/2020	900	903

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	2,100	2,100

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	900	902

Spirit AeroSystems, Inc.
2.919% (US0003M + 0.800%) due 06/15/2021 ~	1,100	1,099
3.950% due 06/15/2023	3,100	3,217

Springleaf Finance Corp.
8.250% due 12/15/2020	3,200	3,408

Sprint Corp.
7.250% due 09/15/2021	100	107

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	4,300	4,582

Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022	500	516
3.600% due 08/15/2021	700	718
4.500% due 03/01/2021	1,100	1,140

Time Warner Cable LLC
5.000% due 02/01/2020	200	202

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~	2,800	2,800

Verizon Communications, Inc.
4.329% due 09/21/2028	19,035	21,610

VMware, Inc.
2.300% due 08/21/2020	500	500

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~	20,400	20,472
3.121% (US0003M + 0.940%) due 11/12/2021 ~	17,900	18,005
3.875% due 11/13/2020	5,000	5,082
4.000% due 11/12/2021	15,500	16,024

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~	5,800	5,800

Waste Management, Inc.
4.750% due 06/30/2020	1,400	1,428

Wells Fargo & Co.
2.500% due 03/04/2021	9,000	9,044

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •	7,900	7,883

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.752% (US0003M + 0.620%) due 05/27/2022 ~		$39,550	$39,658
2.897% due 05/27/2022 •		17,950	18,156

WP Carey, Inc.
2.000% due 01/20/2023	EUR	6,000	6,882

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		$400	401
3.150% due 04/01/2022		18,556	18,921

			994,818

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~		9,825	9,770

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		13,355	13,450

Hilton Worldwide Finance LLC
3.768% (LIBOR03M + 1.750%) due 06/22/2026 ~		286	288

			23,508

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041		100	163

California State General Obligation Bonds, Series 2017
2.862% (US0001M + 0.780%) due 04/01/2047 ~		12,500	12,537

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022		475	484

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		1,580	1,761

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		635	645

			15,590

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%

Adjustable Rate Mortgage Trust
4.602% due 09/25/2035 ^~		130	126

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•		265	252

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	$3,326	$3,292

Banc of America Funding Trust
4.417% due 10/20/2046 ^~	51	44
4.424% due 11/20/2034 ~	345	342
4.647% due 01/20/2047 ^~	135	132
4.701% due 02/20/2036 ~	1,096	1,100
4.847% due 03/20/2036 ~	156	154
5.500% due 01/25/2036	157	141
6.000% due 03/25/2037 ^	260	235

Banc of America Mortgage Trust
4.026% due 09/25/2035 ^~	27	27
4.310% due 04/25/2035 ~	133	125
4.704% due 06/25/2035 ~	202	195

BCAP LLC Trust
3.222% due 01/26/2047 •	450	423
5.250% due 02/26/2036 ~	710	525
5.250% due 04/26/2037	1,458	1,223
5.250% due 08/26/2037 ~	345	351
7.768% due 02/26/2036 ~	44	45

Bear Stearns Adjustable Rate Mortgage Trust
3.441% due 05/25/2034 ~	108	102
4.419% due 10/25/2033 ~	68	70
4.453% due 11/25/2034 ~	3	3
4.543% due 07/25/2034 ~	79	81
4.619% due 02/25/2034 ~	14	14
4.853% due 01/25/2035 ~	280	287
4.855% due 05/25/2034 ~	146	145

Bear Stearns ALT-A Trust
3.945% due 08/25/2036 ^~	801	682
3.962% due 08/25/2036 ^~	1,282	866
3.980% due 01/25/2036 ^~	204	210
3.992% due 11/25/2036 ^~	362	336
4.020% due 08/25/2036 ^~	182	163
4.040% due 11/25/2035 ^~	70	61
4.201% due 09/25/2035 ^~	2,742	2,304

Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~	46	40

Chase Mortgage Finance Trust
3.771% due 07/25/2037 ~	788	720
4.711% due 02/25/2037 ~	304	312

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.248% due 05/25/2036 •	836	813

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	76	76

Citigroup Mortgage Loan Trust
3.537% due 03/25/2037 ^~	575	493
4.199% due 07/25/2046 ^~	724	672
4.218% due 09/25/2037 ^~	732	716
4.566% due 08/25/2035 ~	28	29
4.810% due 05/25/2035 •	55	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.032% due 09/25/2035 ^~	$2,061	$1,935

Commercial Mortgage Trust
0.695% due 03/10/2046 ~(a)	13,000	260
1.489% due 01/10/2046 ~(a)	6,098	222
2.099% due 07/10/2046 ~(a)	5,508	46

Countrywide Alternative Loan Trust
2.158% due 04/25/2047 •	946	908
2.188% due 01/25/2037 ^•	109	107
2.208% due 09/25/2046 ^•	658	626
2.228% due 07/25/2046 ^•	47	44
2.234% due 09/20/2046 •	4,133	3,622
2.254% due 03/20/2046 •	77	72
2.254% due 05/20/2046 ^•	627	536
2.254% due 07/20/2046 ^•	509	425
2.298% due 02/25/2037 •	282	262
2.368% due 05/25/2037 ^•	447	195
2.418% due 09/25/2035 ^•	214	164
2.468% due 09/25/2035 ^•	1,424	1,103
3.696% due 11/25/2047 ^•	2,947	2,646
3.826% due 11/25/2047 ^•	6,847	6,194
3.846% due 08/25/2035 •	316	318
3.946% due 11/25/2035 •	254	238
4.393% due 02/25/2037 ^~	131	129
4.486% due 11/25/2035 •	246	237
5.000% due 11/25/2035	6,001	4,923
5.250% due 06/25/2035 ^	136	135
6.250% due 08/25/2037 ^	423	362
6.500% due 08/25/2032	21	21

Countrywide Home Loan Mortgage Pass-Through Trust
2.558% due 03/25/2035 •	502	491
2.598% due 04/25/2035 •	14	14
2.658% due 03/25/2035 •	464	438
2.678% due 02/25/2035 •	11	11
3.803% due 08/25/2034 ^~	36	34
3.816% due 09/20/2036 ^~	136	120
3.842% due 03/25/2037 ^~	230	216
3.870% due 02/25/2047 ^~	234	215
3.939% due 02/20/2036 ^•	515	497
3.941% due 05/20/2036 ~	354	348
4.143% due 04/20/2036 ~	6,948	6,506
4.166% due 08/25/2034 ^~	78	78
4.241% due 11/25/2034 ~	562	569
6.000% due 08/25/2037	1,596	1,291

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	11	11

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	2,279	2,071

DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	16,942	72
0.883% due 11/10/2046 ~(a)	11,414	45

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.158% due 07/25/2047 •	$508	$489
2.208% due 08/25/2047 •	9,936	9,467
2.768% due 10/25/2047 •	3,139	3,020

Downey Savings & Loan Association Mortgage Loan Trust
2.377% due 07/19/2045 ^•	12	1

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~	98	83
4.697% due 10/25/2035 ~	109	110

GreenPoint Mortgage Funding Trust
2.198% due 01/25/2037 •	486	472
2.228% due 04/25/2036 •	477	461
2.558% due 11/25/2045 •	108	96

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.775% due 10/25/2033 ~	14	14

GS Mortgage Securities Corp.
1.654% due 02/10/2046 ~(a)	11,398	482

GS Mortgage Securities Trust
2.109% due 11/10/2045 ~(a)	18,531	929

GSR Mortgage Loan Trust
4.287% due 11/25/2035 ~	313	322
4.300% due 03/25/2033 •	75	76
4.427% due 05/25/2035 ~	128	126
4.480% due 09/25/2035 ~	208	214
4.715% due 01/25/2035 ~	249	254
4.743% due 04/25/2035 ~	23	23

HarborView Mortgage Loan Trust
2.237% due 07/19/2046 ^•	1,076	746
2.247% due 09/19/2037 •	818	798
2.297% due 03/19/2036 ^•	109	105
4.394% due 07/19/2035 ^~	113	108

HomeBanc Mortgage Trust
3.620% due 04/25/2037 ^~	101	96
4.160% due 04/25/2037 ^~	994	935

Impac CMB Trust
2.738% due 10/25/2034 •	733	736
2.798% due 10/25/2034 •	283	283
3.018% due 07/25/2033 •	20	20

IndyMac Mortgage Loan Trust
2.198% due 07/25/2047 •	2,656	2,281
2.208% due 09/25/2046 •	2,876	2,763
2.258% due 06/25/2037 •	581	580
2.268% due 02/25/2037 •	872	662
2.318% due 11/25/2035 ^•	195	151
2.318% due 06/25/2037 ^•	374	239
3.395% due 03/25/2036 ~	5,916	5,558
3.868% due 08/25/2036 ~	508	494
4.245% due 12/25/2034 ~	57	57
4.568% due 11/25/2035 ^~	348	352

JPMBB Commercial Mortgage Securities Trust
0.929% due 04/15/2047 ~(a)	30,097	692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Alternative Loan Trust
2.258% due 10/25/2036 •	$15,071	$14,886
4.332% due 12/25/2035 ^~	6,514	5,749
5.500% due 11/25/2036 ^~	6	5

JPMorgan Chase Commercial Mortgage Securities Trust
1.123% due 12/15/2047 ~(a)	51,531	1,454
4.070% due 11/15/2043	239	241

JPMorgan Mortgage Trust
4.114% due 10/25/2035 ~	14	14
4.236% due 02/25/2036 ^~	362	301
4.246% due 11/25/2033 ~	69	72
4.264% due 09/25/2035 ~	143	142
4.642% due 07/25/2035 ~	103	105

Luminent Mortgage Trust
2.188% due 12/25/2036 •	1,764	1,730

MASTR Adjustable Rate Mortgages Trust
2.228% due 04/25/2046 •	1,604	1,491
2.618% due 05/25/2047 ^•	1,067	1,552

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	375	68
6.000% due 03/25/2036 ^	1,508	1,465

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.508% due 06/15/2030 •	23	23
2.891% due 10/20/2029 •	12	13

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •	492	482
2.268% due 11/25/2035 •	691	664
4.332% due 06/25/2035 ~	197	199
4.437% due 02/25/2033 ~	62	61

Morgan Stanley Bank of America Merrill Lynch Trust
1.196% due 05/15/2046 ~(a)	48,348	1,528
1.488% due 02/15/2046 ~(a)	43,754	1,638
1.600% due 08/15/2045 ~(a)	30,782	1,005

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.778% due 08/25/2034 •	9	9

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.298% due 12/25/2035 •	1,216	1,153

Residential Accredit Loans, Inc. Trust
2.168% due 02/25/2047 •	1,644	915
2.198% due 07/25/2036 ^•	15,975	10,061
2.218% due 12/25/2046 ^•	603	553
2.228% due 04/25/2046 •	48	21
2.288% due 05/25/2046 ^•	313	280
3.390% due 10/25/2037 ~	5,478	5,182
6.250% due 02/25/2037	12,698	11,912

Residential Asset Securitization Trust
2.418% due 01/25/2046 ^•	114	49
5.750% due 02/25/2036	6,144	6,131
6.250% due 10/25/2036 ^	198	200
6.500% due 08/25/2036 ^	589	311

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
4.337% due 09/25/2035 ^~	$211	$176
6.500% due 03/25/2032	23	24

Sequoia Mortgage Trust
3.963% due 09/20/2046 ^~	2,543	2,141
4.776% due 04/20/2035 ~	69	73

Structured Adjustable Rate Mortgage Loan Trust
3.720% due 09/25/2036 ^~	719	565
4.159% due 08/25/2035 ~	400	408
4.234% due 09/25/2034 ~	15	16
4.413% due 02/25/2036 ^~	468	444
4.458% due 02/25/2034 ~	107	108
4.558% due 05/25/2036 ^~	268	260
4.608% due 04/25/2034 ~	102	106

Structured Asset Mortgage Investments Trust
2.208% due 06/25/2036 •	79	79
2.228% due 05/25/2036 •	547	522
2.238% due 05/25/2036 •	3,045	2,909
2.238% due 09/25/2047 •	3,341	3,290
2.278% due 05/25/2046 ^•	33	54
2.318% due 08/25/2036 ^•	1,375	1,215
2.328% due 12/25/2035 ^•	7	7
2.637% due 07/19/2034 •	6	6
3.946% due 08/25/2047 ^•	1,335	1,327

Structured Asset Securities Corp.
2.298% due 01/25/2036 •	1,170	1,083

Structured Asset Securities Corp. Mortgage Loan Trust
2.308% due 10/25/2036 •	8,789	7,789

Thornburg Mortgage Securities Trust
3.233% due 06/25/2037 •	2,512	2,331
3.268% due 06/25/2037 ^•	798	763
3.283% due 06/25/2037 •	7,993	7,598
3.283% due 06/25/2047 ^•	1,639	1,542
3.283% due 06/25/2047 •	25	23
3.333% due 03/25/2037 ^•	707	660
3.948% due 10/25/2043 ~	41	41
4.031% due 09/25/2037 ~	18	19

UBS-Barclays Commercial Mortgage Trust
1.780% due 12/10/2045 ~(a)	51,777	2,088

UBS-Citigroup Commercial Mortgage Trust
2.367% due 01/10/2045 ~(a)	12,138	402

WaMu Mortgage Pass-Through Certificates Trust
2.298% due 11/25/2045 •	3,354	3,317
2.328% due 01/25/2045 •	259	258
2.405% due 02/27/2034 •	173	173
2.655% due 10/25/2046 •	1,075	1,047
2.758% due 11/25/2034 •	564	570
3.293% due 12/25/2046 •	133	134
3.426% due 06/25/2046 •	705	706
3.446% due 02/25/2046 •	1,737	1,779
3.814% due 08/25/2046 ^~	1,332	1,306
3.875% due 09/25/2036 ~	2,418	2,355
3.876% due 10/25/2035 ~	285	284
3.886% due 02/25/2037 ^~	5,262	4,933

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.209% due 04/25/2035 ~	$259	$268
4.215% due 12/25/2035 ~	283	284
4.684% due 06/25/2033 ~	34	35

Washington Mutual Mortgage Pass-Through Certificates Trust
2.208% due 07/25/2046 •	3,840	3,308
2.268% due 07/25/2046 ^•	2	2
3.216% due 04/25/2047 •	9,150	7,050
3.286% due 05/25/2047 ^•	48	8
3.386% due 07/25/2046 ^•	429	320

Wells Fargo Mortgage-Backed Securities Trust
2.518% due 07/25/2037 ^•	158	140
4.819% due 03/25/2036 ~	15	15
4.887% due 12/25/2033 ~	2	2
4.904% due 10/25/2035 ~	522	538
4.915% due 10/25/2035 ~	90	92
4.995% due 06/25/2035 ~	129	135
5.075% due 03/25/2035 ~	1,553	1,566

Wells Fargo-RBS Commercial Mortgage Trust
0.440% due 03/15/2048 ~(a)	40,000	456
1.338% due 03/15/2045 ~(a)	47,493	1,600
1.382% due 03/15/2048 ~(a)	72,458	2,388

		235,838

U.S. GOVERNMENT AGENCIES 25.0%

Fannie Mae
2.138% due 03/25/2034 •	23	23
2.164% due 01/25/2022 ~(a)	9,937	228
2.418% due 06/25/2036 •	490	491
2.518% due 10/25/2040 •	220	220
3.500% due 11/01/2021	2,049	2,104
3.683% due 06/01/2043 •	36	37
4.284% due 12/01/2034 •	79	82
4.295% due 06/01/2021	1,902	1,969
4.615% due 08/01/2023 •	12	13
4.620% due 08/01/2036 •	53	56
4.625% due 06/01/2035 •	87	88
4.726% due 11/01/2034 •	610	647
4.825% due 01/01/2023 •	16	16
4.835% due 04/01/2032 •	6	6
4.947% due 12/01/2030 •	7	8
6.000% due 04/25/2043 - 07/25/2044	767	867

Fannie Mae UMBS
2.500% due 04/01/2045	723	723
3.500% due 01/01/2021 - 10/01/2048	244,707	252,372
4.000% due 10/01/2045 - 09/01/2048	112,291	116,985

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	239,900	243,424
3.500% due 10/01/2034 - 12/01/2049	1,289,700	1,323,630
4.000% due 10/01/2049 - 11/01/2049	1,008,170	1,046,541

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.948% due 09/25/2022 ~(a)	$22,397	$478
1.107% due 11/25/2022 ~(a)	31,425	810
1.635% due 10/25/2021 ~(a)	25,119	653
1.643% due 06/25/2020 ~(a)	28,751	199
1.707% due 11/25/2019 ~(a)	14,836	0
2.169% due 01/15/2038 ~(a)	6,885	478
2.508% due 10/15/2040 •	2,070	2,078
2.580% due 01/15/2038	6,885	6,834
2.628% due 12/15/2037 •	254	256
3.492% due 02/25/2045 •	103	104
3.500% due 07/01/2048	7,706	7,924
3.646% due 10/25/2044 •	1,420	1,437
4.105% due 09/01/2035 •	37	39
4.610% due 06/01/2022 •	20	20
6.000% due 12/01/2033	460	504
6.500% due 11/15/2023	8	8

Ginnie Mae
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	77	79
3.750% due 08/20/2027 •	13	13
3.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	37	38
3.875% due 04/20/2027 - 05/20/2030 •	146	151
4.125% (H15T1Y + 1.500%) due 11/20/2021 - 12/20/2025 ~	30	30
4.125% due 11/20/2030 •	4	4
6.000% due 08/20/2034	5,756	6,456

NCUA Guaranteed Notes
2.527% due 11/05/2020 •	18,658	18,689
2.617% due 12/08/2020 •	10,419	10,435

Small Business Administration
5.110% due 04/01/2025	14	15

		3,048,262

U.S. TREASURY OBLIGATIONS 5.5%

U.S. Treasury Bonds
3.625% due 08/15/2043 (k)(o)	2,200	2,840
5.250% due 02/15/2029 (m)	900	1,180

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (m)(o)	7,255	7,189
0.125% due 04/15/2022 (m)(o)	45,784	45,345
0.250% due 01/15/2025 (k)(m)(o)	48,256	48,432
0.500% due 01/15/2028 (k)	136,669	140,071
0.625% due 04/15/2023 (m)(o)	4,545	4,585

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 01/15/2026 (m)		$4,589	$4,712
0.750% due 02/15/2045 (m)		1,035	1,090
1.000% due 02/15/2048 (k)(o)		82,191	92,453
2.000% due 01/15/2026 (m)(o)		14,865	16,527
2.375% due 01/15/2025 (m)		1,361	1,517
2.375% due 01/15/2027 (m)		5,343	6,180
2.500% due 01/15/2029 (k)(m)		30,053	36,368
3.875% due 04/15/2029 (k)(m)(o)		11,705	15,726

U.S. Treasury Notes
2.000% due 08/15/2025 (k)(m)(o)		17,000	17,382
2.000% due 11/15/2026 (m)(o)		9,600	9,847
2.250% due 11/15/2025 (m)(o)		5,600	5,809
2.625% due 06/15/2021 (m)(o)		5,500	5,585
2.875% due 04/30/2025 (k)(m)(o)		179,700	192,005

U.S. Treasury STRIPS
0.000% due 11/15/2023 (e)(m)(o)		11,000	10,306

			665,149

Total United States (Cost $5,331,157)			5,461,631

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (j) 0.2%
			19,086

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (e)(f)	ARS	25,030	239

U.S. TREASURY BILLS 0.4%
1.881% due 10/22/2019 - 12/26/2019 (d)(e)(k)(m)(o)		$42,502	42,349

Total Short-Term Instruments (Cost $62,042)			61,674

Total Investments in Securities (Cost $14,167,341)			14,525,869

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.0%

SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%

PIMCO Short Asset Portfolio	71,864,052	$715,263

PIMCO Short-Term Floating NAV Portfolio III	13,468,485	133,244

Total Short-Term Instruments (Cost $850,911)		848,507

Total Investments in Affiliates (Cost $850,911)		848,507

Total Investments 126.0% (Cost $15,018,252)		$15,374,376

Financial Derivative Instruments (l)(n) 0.6% (Cost or Premiums, net $(18,475))		72,991

Other Assets and Liabilities, net (26.6)%		(3,242,135)

Net Assets 100.0%		$12,205,232

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$19,086	U.S. Treasury Notes 2.250% due 03/31/2021	$(19,469)	$19,086	$19,087

Total Repurchase Agreements						$(19,469)	$19,086	$19,087

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.230%	09/12/2019	10/11/2019		$	(2,635)	$(2,639)
	2.260	08/27/2019	10/22/2019			(13,659)	(13,689)
	2.340	07/26/2019	10/23/2019			(34,980)	(35,132)
	2.350	07/26/2019	10/23/2019			(41,486)	(41,668)
BPS	(0.440)	09/16/2019	10/17/2019		EUR	(111,115)	(121,087)
BSN	2.290	08/01/2019	10/02/2019		$	(123,476)	(123,956)
	2.310	08/02/2019	10/03/2019			(38,715)	(38,864)
DBL	(1.350)	03/27/2019	TBD	(3)	EUR	(3,903)	(4,226)
GRE	2.250	09/11/2019	10/02/2019		$	(14,111)	(14,128)
IND	(0.370)	08/05/2019	10/17/2019		EUR	(28,158)	(30,672)
JML	(1.100)	10/09/2018	TBD	(3)		(1,073)	(1,158)
RCY	2.280	08/13/2019	10/11/2019		$	(38,109)	(38,227)
SCX	2.270	09/03/2019	10/03/2019			(6,409)	(6,420)
	2.280	08/14/2019	10/11/2019			(49,039)	(49,188)
TDL	0.850	08/08/2019	11/07/2019		GBP	(35,298)	(43,455)

Total Reverse Repurchase Agreements							$(564,509)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	2.260%	08/16/2019	10/08/2019	$(6,880)	$(6,899)
	2.260	09/11/2019	10/08/2019	(97,647)	(97,770)
	2.290	09/06/2019	10/07/2019	(6,621)	(6,632)

Total Sale-Buyback Transactions					$(111,301)

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(5)
Canada (1.3)%
Sovereign Issues (1.3)%
Canada Government Bond	2.750%	12/01/2048	CAD	158,620	$(155,196)	$(155,372)

United States 0.0%
U.S. Government Agencies 0.0%
Fannie Mae UMBS, TBA	4.500	11/01/2049	$	3,500	(3,681)	(3,688)

Total Short Sales (1.3)%					$(158,877)	$(159,060)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BOM	$0	$(93,128)	$0	$0	$(93,128)	$92,626	$(502)
BPS	0	(121,087)	0	0	(121,087)	120,961	(126)
BSN	0	(162,820)	0	0	(162,820)	162,674	(146)
DBL	0	(4,226)	0	0	(4,226)	4,318	92
FICC	19,087	0	0	0	19,087	(19,469)	(382)
GRE	0	(14,128)	0	0	(14,128)	14,073	(55)
IND	0	(30,672)	0	0	(30,672)	30,724	52
JML	0	(1,158)	0	0	(1,158)	1,186	28
RCY	0	(38,227)	0	0	(38,227)	37,738	(489)
SCX	0	(55,608)	0	0	(55,608)	55,709	101
TDL	0	(43,455)	0	0	(43,455)	44,417	962

Master Securities Forward Transaction Agreement
BPS	0	0	0	(155,372)	(155,372)	0	(155,372)
TOR	0	0	0	0	0	2,329	2,329
UBS	0	0	(111,301)	0	(111,301)	111,289	(12)

Total Borrowings and Other Financing Transactions	$19,087	$(564,509)	$(111,301)	$(155,372)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(151,759)	$(43,455)	$(5,384)	$(200,598)
U.S. Treasury Obligations	0	(363,911)	0	0	(363,911)

Total	$0	$(515,670)	$(43,455)	$(5,384)	$(564,509)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(111,301)	0	0	(111,301)

Total	$0	$(111,301)	$0	$0	$(111,301)

Total Borrowings	$0	$(626,971)	$(43,455)	$(5,384)	$(675,810)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(675,810)

(k)	Securities with an aggregate market value of $682,306 and cash of $80 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(419,053) at a weighted average interest rate of 1.796%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(48) of deferred price drop.
(5)	Payable for short sales includes $1,414 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$117.000	10/25/2019	2,482	$2,482	$(538)	$(39)
Call - CBOT U.S. Treasury 5-Year Note November 2019 Futures	119.000	10/25/2019	2,482	2,482	(617)	(1,221)

Total Written Options					$(1,155)	$(1,260)

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	4,096	$319,838	$1,335	$0	$(313)
Australia Government 10-Year Bond December Futures	12/2019	1,448	144,009	219	59	(819)
Euro-BTP Italy Government Bond December Futures	12/2019	9,643	1,321,320	7,409	1,213	(207)
Euro-Buxl 30-Year Bond December Futures	12/2019	524	124,222	(2,542)	0	(1,062)
Japan Government 10-Year Bond December Futures	12/2019	48	68,818	22	0	(93)
U.S. Treasury 5-Year Note December Futures	12/2019	5,928	706,312	(3,742)	0	(278)
U.S. Treasury 10-Year Note December Futures	12/2019	760	99,038	43	116	(1)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	214	41,068	(1,339)	13	0
United Kingdom Long Gilt December Futures	12/2019	882	145,578	(105)	445	0

				$1,300	$1,846	$(2,773)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	808	$(66)	$374	$0	$(4)
Call Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	828	(18)	281	4	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	229	(482)	(140)	22	(5)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	651	(582)	(13)	43	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	1,554	(186)	1,190	34	0
Canada Government 10-Year Bond December Futures	12/2019	960	(103,329)	(1,105)	275	(29)
Euro-Bobl December Futures	12/2019	97	(14,342)	(40)	0	(11)
Euro-Bund 10-Year Bond December Futures	12/2019	2,843	(539,953)	(3,610)	398	(136)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	472	(87,617)	(93)	80	(11)
Euro-Schatz December Futures	12/2019	6,664	(815,901)	923	0	(254)
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	2,874	(110)	160	47	0
Put Options Strike @ EUR 136.500 on Euro-Bobl December 2019 Futures(1)	11/2019	808	(815)	(391)	84	0
Put Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	828	(785)	(398)	95	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	3,108	(169)	785	34	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	229	(170)	162	5	(5)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	651	(1,114)	210	28	(36)

				$(1,705)	$1,149	$(491)

Total Futures Contracts				$(405)	$2,995	$(3,264)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.076%	EUR	4,800	$(139)	$77	$(62)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.113		1,000	(18)	6	(12)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.092	$	16,500	(476)	288	(188)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.129	EUR	4,900	(78)	18	(60)	1	0

							$(711)	$389	$(322)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR	3,200	$53	$(15)	$38	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		1,300	3	(1)	2	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.921		4,800	12	9	21	0	(1)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.389	$	6,400	113	(6)	107	0	(2)
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.431	EUR	4,900	(145)	369	224	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.517		10,675	(511)	669	158	0	(2)
Tesco PLC	1.000	Quarterly	06/20/2025	1.288		5,700	(188)	88	(100)	0	(5)

							$(663)	$1,113	$450	$0	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	436,500	$1,166	$18	$1,184	$0	$(267)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		12,500	71	11	82	0	(11)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	482,900	(3,681)	560	(3,121)	0	(369)

						$(2,444)	$589	$(1,855)	$0	$(647)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Crossover 32 5-Year Index	5.000%	Quarterly	12/20/2024	EUR	22,100	$3,272	$(113)	$3,159	$9	$(9)

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$396,900	$0	$122	$122	$0	$(50)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	3,162,300	(23)	604	581	97	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	470,800	0	110	110	4	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	85,800	0	103	103	0	(9)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	71,100	0	112	112	0	(7)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	374,100	28	434	462	0	(30)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023	237,000	0	67	67	0	(8)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	285,300	0	55	55	0	(14)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	61,000	20	(8)	12	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	269,400	0	(34)	(34)	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	134,700	0	74	74	0	(33)

					$25	$1,639	$1,664	$101	$(154)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.823%	Annual	10/30/2019	$	7,922,900	$0	$(438)	$(438)	$39	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.852	Annual	10/30/2019		7,888,300	0	(158)	(158)	45	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		18,100	(1)	(1,429)	(1,430)	12	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		18,700	0	(1,491)	(1,491)	13	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		19,200	0	(1,547)	(1,547)	13	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		40,900	(1)	(3,304)	(3,305)	27	0
Receive	1-Year BRL-CDI	7.345	Maturity	07/01/2021	BRL	1,170,200	14	(10,079)	(10,065)	52	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	501,500	10,984	15,479	26,463	4	(655)
Pay(7)	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		54,300	1,145	(571)	574	0	(101)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		156,700	502	24,003	24,505	0	(135)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		15,800	0	1,945	1,945	0	(13)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	39,600	(169)	1,964	1,795	0	(50)
Pay	3-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	33,100	0	641	641	0	(23)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	135,100	312	66	378	10	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029		171,800	635	718	1,353	0	(9)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	414,700	(2,392)	514	(1,878)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		981,100	19,205	(21,968)	(2,763)	43	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		245,100	1,495	(6,085)	(4,590)	20	0
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		531,700	(7,417)	(2,420)	(9,837)	122	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		150,800	0	484	484	48	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2023	$		18,100	$272	$(523)	$(251)	$6	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024			3,100	(162)	(72)	(234)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024			114,500	(3,010)	(5,633)	(8,643)	20	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024			130,050	0	430	430	0	(10)
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024			143,950	0	663	663	0	(11)
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024			412,100	(22,422)	2,248	(20,174)	92	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			163,100	10,327	(20,686)	(10,359)	112	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030			321,300	(5,797)	4,014	(1,783)	71	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030			228,600	(1,079)	(8,315)	(9,394)	0	(17)
Receive(7)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049			49,900	0	(14,914)	(14,914)	0	(74)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049			100,600	(400)	(12,535)	(12,935)	0	(136)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050			5,100	(73)	184	111	0	(7)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050			16,600	(18)	379	361	0	(22)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050			47,700	(144)	(6,001)	(6,145)	0	(61)
Pay(7)	3-Month USD-LIBOR	1.678	Semi-Annual	08/21/2050			14,150	0	(103)	(103)	22	0
Pay(7)	3-Month USD-LIBOR	1.653	Semi-Annual	08/25/2051			15,800	0	(243)	(243)	28	0
Pay(7)	3-Month USD-LIBOR	1.635	Semi-Annual	08/31/2051			17,250	0	(328)	(328)	31	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023		ZAR	166,500	57	97	154	0	(16)
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027			106,900	184	288	472	0	(21)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029		CZK	264,500	0	637	637	0	(78)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021		EUR	1,035,600	(8,662)	(2,063)	(10,725)	0	(330)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022			137,300	186	(112)	74	0	(37)
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024			353,400	5,094	2,772	7,866	113	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025			1,329,100	(12,961)	4,805	(8,156)	267	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025			300	(7)	26	19	0	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029			437,900	14,330	16,560	30,890	0	(530)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030			156,300	(1,505)	929	(576)	0	(161)
Pay(7)	6-Month EUR-EURIBOR	1.000	Annual	12/18/2049			27,200	2,778	4,157	6,935	0	(378)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050			96,900	(4,305)	4,957	652	0	(1,256)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022		GBP	353,400	(410)	1,808	1,398	810	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024			396,500	1,841	8,140	9,981	1,849	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029			19,000	(621)	(206)	(827)	0	(129)
Pay(7)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049			13,500	287	2,273	2,560	0	(31)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050			41,300	(905)	1,628	723	0	(117)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024		HUF	3,731,000	(142)	694	552	0	(24)
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2021		JPY	11,360,000	64	210	274	24	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029			5,860,000	(537)	(845)	(1,382)	114	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039			12,100,000	217	(5,413)	(5,196)	486	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049			25,770,000	(1,630)	17,860	16,230	0	(1,462)
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022		MXN	248,600	0	198	198	0	(15)
Pay	28-Day MXN-TIIE	7.317	Lunar	03/23/2022			432,400	0	366	366	0	(26)
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023			454,200	(2,042)	1,559	(483)	0	(33)

								$(6,883)	$(3,786)	$(10,669)	$4,495	$(5,968)

Total Swap Agreements								$(7,404)	$(169)	$(7,573)	$4,606	$(6,788)

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,995	$4,617	$7,612	$(1,260)	$(3,264)	$(6,849)	$(11,373)

(m)

Securities with an aggregate market value of $174,278 and cash of $ 21,862 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $11 and liability of $(61) for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	AUD	66,543	$	45,096	$181	$0
	10/2019	BRL	15,786		3,791	0	(9)
	10/2019	DKK	2,979,548		457,414	22,440	0
	10/2019	GBP	11,819		14,583	51	0
	10/2019	MXN	13,638		693	4	0
	10/2019	$	68,998	AUD	102,121	2	(73)
	10/2019		3,882	BRL	15,786	0	(83)
	10/2019		412,082	DKK	2,813,412	0	(1,362)
	10/2019		3,530	EUR	3,200	0	(42)
	10/2019		82,752	JPY	8,900,481	0	(436)
	10/2019		18,921	NZD	30,046	0	(106)
	10/2019		8,051	RUB	524,080	16	0
	10/2019		29,133	ZAR	424,737	0	(1,110)
	10/2019	ZAR	470,384	$	30,658	0	(376)
	11/2019	AUD	101,425		68,606	70	0
	11/2019	JPY	8,900,481		82,942	443	0
	11/2019	NZD	30,046		18,935	107	0
	11/2019	TWD	161,527		5,150	0	(73)
	12/2019	$	6,644	INR	477,637	53	0
	01/2020	DKK	2,813,412	$	415,392	1,449	0
	01/2020	$	682	MXN	13,638	0	(4)
	03/2020	RON	29,807	EUR	6,010	0	(192)
BPS	10/2019	CAD	48,416	$	36,569	23	0
	10/2019	EUR	263,602		292,296	4,983	0
	10/2019	GBP	30,001		36,971	82	0
	10/2019	INR	3,009,438		42,772	283	0
	10/2019	JPY	4,893,500		46,127	870	0
	10/2019	KRW	72,620,147		61,008	417	0
	10/2019	SEK	236,028		24,007	29	0
	10/2019	$	25,404	AUD	37,652	18	(7)
	10/2019		43,853	CAD	58,194	73	0
	10/2019		12,649	CHF	12,505	0	(119)
	10/2019		62,554	EUR	56,778	0	(668)
	10/2019		16,090	GBP	13,211	211	(57)
	10/2019		11,013	INR	788,541	121	0
	10/2019		24,189	JPY	2,613,994	0	(12)
	10/2019		77	NOK	696	0	0
	10/2019		29,686	NZD	46,083	0	(829)
	10/2019		303	RUB	19,707	0	0
	10/2019		34,509	SEK	335,898	0	(386)
	10/2019		61,466	TWD	1,908,775	58	0
	10/2019	ZAR	408,835	$	28,911	1,937	0
	11/2019	PEN	24,328		7,310	105	0
	11/2019	SEK	97,702		10,041	95	0
	12/2019	TWD	3,724,659		119,745	0	(966)
	12/2019	$	1,046	HKD	8,173	0	(2)
	12/2019		42,606	IDR	614,244,848	295	0
	12/2019		1,568	INR	112,708	12	0
	01/2020	BRL	34,000	$	8,363	225	0
	01/2020	$	10,208	MXN	203,513	0	(63)
	03/2020	RON	35,084	EUR	7,065	0	(236)
	05/2020	$	94,292	INR	6,927,633	1,151	0
	09/2020	HKD	57,525	$	7,321	0	(24)
BRC	10/2019	JPY	1,371,000		12,831	151	0

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	$	86,100	ZAR	$1,265,694	$545	$(3,139)
	11/2019	MYR	1,600	$	388	7	0
	12/2019	HKD	111,494		14,255	18	0
	04/2020	INR	6,955,470		95,878	0	(31)
BSS	01/2020	BRL	911,100		229,892	11,816	0
CBK	10/2019		46,367		11,134	0	(25)
	10/2019	CAD	129,094		97,732	353	(64)
	10/2019	CHF	12,203		12,382	153	0
	10/2019	EUR	165,978		182,757	1,845	0
	10/2019	JPY	5,809,885		54,195	458	0
	10/2019	NOK	108,867		12,015	49	0
	10/2019	NZD	121,982		77,418	1,032	0
	10/2019	PEN	130,084		39,107	532	0
	10/2019	RON	177,030	EUR	37,028	0	(241)
	10/2019	SEK	481,988	$	49,987	1,021	0
	10/2019	$	11,407	BRL	46,367	0	(247)
	10/2019		17,937	CAD	23,722	1	(32)
	10/2019		40,209	EUR	36,422	0	(511)
	10/2019		83,064	GBP	66,710	26	(1,067)
	10/2019		2,256	JPY	239,100	0	(45)
	10/2019		60,870	KRW	72,623,723	0	(276)
	10/2019		686	MXN	13,638	3	0
	10/2019		12,300	NOK	111,885	0	(1)
	10/2019		28,965	NZD	45,853	0	(251)
	10/2019		38,523	PEN	130,084	106	(54)
	10/2019		7,342	RON	30,983	0	(226)
	11/2019	PEN	6,438	$	1,936	29	0
	11/2019	$	45,550	COP	154,170,187	0	(1,359)
	11/2019		57,976	MXN	1,160,253	357	0
	11/2019		12,955	PEN	44,182	122	0
	11/2019		16,177	TWD	504,075	122	0
	12/2019	HKD	207,684	$	26,540	22	0
	12/2019	KRW	80,843,850		67,928	365	0
	12/2019	PEN	47,378		14,024	4	0
	01/2020	$	123,886	BRL	472,600	0	(10,767)
	02/2020	PEN	70,367	$	20,642	0	(110)
	03/2020	RON	35,336	EUR	7,117	0	(236)
DUB	10/2019	BRL	705,450	$	169,514	0	(271)
	10/2019	TWD	1,908,775		61,839	315	0
	10/2019	$	169,400	BRL	705,450	385	0
	12/2019		62,212	TWD	1,908,775	0	(351)
	03/2020	CNH	114,617	$	15,909	0	(81)
	03/2020	$	59,079	CNH	422,083	0	(196)
FBF	11/2019		17,552	TWD	548,412	181	0
GLM	10/2019	AUD	58,332	$	39,875	504	0
	10/2019	BRL	67,621		16,240	0	(35)
	10/2019	EUR	38,259		42,338	638	0
	10/2019	JPY	21,697		202	1	0
	10/2019	KRW	3,576		3	0	0
	10/2019	NZD	114,065		72,408	979	0
	10/2019	$	16,238	BRL	67,621	37	0
	10/2019		72,584	CAD	96,098	0	(46)
	10/2019		4,303	EUR	3,888	0	(65)
	10/2019		7,952	GBP	6,376	0	(112)
	10/2019		2	INR	143	0	0
	10/2019		6,223	NOK	56,423	0	(21)
	10/2019		37,624	NZD	59,541	0	(339)
	10/2019		7,986	RUB	516,071	0	(43)
	10/2019	ZAR	457,825	$	30,591	386	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019	MYR	93,400	$	22,662	$381	$0
	11/2019	NOK	56,423		6,227	21	0
	11/2019	$	411	COP	1,391,124	0	(12)
	11/2019		10,080	RUB	664,383	108	0
	12/2019	INR	984,421	$	13,512	0	(291)
	12/2019	$	359	THB	10,996	1	0
	01/2020	BRL	7,200	$	1,817	93	0
	01/2020	$	90,046	BRL	343,400	0	(7,852)
	01/2020		42,945	DKK	291,230	0	(95)
	03/2020	EUR	6,610	RON	32,156	67	0
HUS	10/2019	AUD	23,939	$	16,400	242	0
	10/2019	CAD	184,199		138,654	71	(453)
	10/2019	GBP	499,413		609,750	0	(4,303)
	10/2019	INR	2,325,305		31,636	0	(1,194)
	10/2019	MXN	9,500		489	8	0
	10/2019	NOK	55,913		6,202	57	0
	10/2019	NZD	40,566		26,110	707	0
	10/2019	$	101	ARS	6,472	0	0
	10/2019		132,795	CAD	175,974	65	(32)
	10/2019		36,523	CHF	36,184	0	(265)
	10/2019		70,826	INR	5,133,447	1,650	0
	10/2019		6,644	JPY	716,800	0	(15)
	10/2019		395	MXN	7,685	0	(6)
	10/2019		36,162	NZD	57,509	0	(149)
	10/2019		24,252	RON	103,989	0	(368)
	11/2019	CAD	162,055	$	122,322	0	(65)
	11/2019	TWD	1,370,437		43,782	0	(531)
	12/2019	HKD	426,260		54,518	90	0
	12/2019	IDR	180,584,428		12,720	107	0
	12/2019	KRW	299,302,511		246,913	0	(3,221)
	12/2019	$	8,933	HKD	69,794	0	(21)
	12/2019		5,921	IDR	83,385,443	0	(97)
	12/2019		13,966	INR	1,003,535	105	0
	12/2019		25,871	RUB	1,739,741	693	0
	02/2020		13,422	PLN	52,532	0	(298)
	03/2020	CNH	329,024	$	45,615	0	(285)
	04/2020	$	94,787	INR	6,955,470	1,122	0
IND	12/2019		12,872	HKD	100,571	0	(30)
JPM	10/2019	AUD	11,938	$	8,142	84	0
	10/2019	GBP	52,678		64,061	0	(711)
	10/2019	INR	590,597		8,252	0	(87)
	10/2019	RON	29,014	EUR	6,064	0	(44)
	10/2019	$	23,877	DKK	155,410	0	(1,189)
	10/2019		1,376,241	JPY	148,052,721	0	(6,968)
	10/2019		485	MXN	9,500	0	(4)
	10/2019		12,279	SEK	118,512	0	(239)
	11/2019	JPY	147,404,021	$	1,373,374	7,076	0
	11/2019	MXN	642,119		31,680	0	(603)
	11/2019	$	9,558	TWD	296,298	23	0
	12/2019	ILS	19,917	$	5,683	0	(69)
	12/2019	$	44,763	HKD	349,737	0	(106)
	12/2019		1,310	IDR	18,464,450	0	(20)
	12/2019		8,180	INR	590,597	102	0
	01/2020	BRL	146,350	$	35,644	614	0
	01/2020	$	27,825	MXN	559,185	24	0
	02/2020		9,722	PLN	38,184	0	(183)
	05/2020	INR	3,460,843	$	48,027	347	0
MYI	10/2019	AUD	33,370		22,527	4	0
	10/2019	CHF	13,472		13,763	264	0

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	JPY	60,479,353	$	573,172	$13,825	$0
	10/2019	NOK	510		56	0	0
	10/2019	$	4,613	CAD	6,107	0	(3)
	10/2019		558,086	GBP	454,038	177	0
	10/2019		48,693	JPY	5,207,866	0	(525)
	10/2019		30,789	MXN	600,247	0	(409)
	11/2019	EUR	2,384,258	$	2,614,668	9,484	0
	11/2019	GBP	454,038		558,789	0	(222)
	11/2019	MYR	63,100		15,329	276	0
	11/2019	$	18,152	MYR	76,200	26	0
	12/2019	HKD	130,208		16,642	16	0
	12/2019	ILS	738		212	0	(1)
	12/2019	MYR	2,420		576	0	(1)
	12/2019	SGD	159,673		115,077	0	(552)
	12/2019	TWD	644,258		20,951	72	0
	12/2019	$	22,047	HKD	172,243	0	(54)
	03/2020	RON	35,393	EUR	7,124	0	(242)
	06/2021		805		630	0	(90)
NGF	12/2019	TWD	1,331,417	$	43,553	404	0
RBC	10/2019	$	2,487	GBP	2,000	0	(28)
RYL	10/2019	INR	70,391	$	983	0	(10)
	10/2019	JPY	1,993,064		18,819	385	0
	10/2019	RON	46,232	EUR	9,684	0	(48)
	10/2019	$	1,028	INR	73,600	11	0
	10/2019		27,549	RON	117,304	0	(607)
	11/2019	MXN	354,878	$	17,486	0	(355)
	12/2019	CNH	2,567,079		357,666	0	(1,213)
	03/2020		2,408,376		336,056	75	0
	03/2020	EUR	9,528	RON	46,232	70	0
	03/2020	RON	10,442	EUR	2,105	0	(68)
SCX	10/2019	BRL	880,539	$	211,444	0	(481)
	10/2019	CAD	32,245		24,315	0	(24)
	10/2019	EUR	32,613		35,943	393	0
	10/2019	NOK	329,391		36,937	730	0
	10/2019	SEK	94,057		9,737	182	0
	10/2019	$	47,853	AUD	70,737	93	(200)
	10/2019		212,768	BRL	880,539	0	(842)
	10/2019		198	CAD	262	0	0
	10/2019		221	GBP	178	0	(2)
	10/2019		36,422	NOK	325,679	0	(623)
	10/2019		35,939	NZD	56,924	0	(292)
	10/2019		28,898	RUB	1,920,070	656	0
	10/2019		1,236	SEK	12,117	0	(5)
	11/2019	BRL	880,539	$	212,362	926	0
	11/2019	TWD	205,958		6,581	0	(79)
	11/2019	$	11,505	TWD	358,476	86	0
	12/2019	INR	666,651	$	9,168	0	(180)
	12/2019	SGD	10,165		7,361	0	0
	12/2019	$	22,414	HKD	175,129	0	(53)
	12/2019		9,358	IDR	131,929,084	0	(144)
	09/2020	HKD	581,770	$	74,026	0	(258)
SOG	10/2019	RUB	1,152,001		17,891	159	0
SSB	10/2019	EUR	2,163,973		2,393,609	34,986	0
	10/2019	SEK	3,645		377	7	0
	10/2019	$	449	ZAR	6,322	0	(32)
	12/2019		1,004	IDR	14,146,942	0	(16)
	03/2020		36,989	CNY	265,406	67	0
	05/2020	INR	3,466,790	$	48,224	461	0
TOR	10/2019	BRL	169,621		40,823	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	$	40,731	BRL	169,621	$93	$0
	10/2019		132	GBP	106	0	(1)
UAG	10/2019	CHF	36,485	$	36,910	351	0
	10/2019	EUR	23,094		25,383	210	0
	10/2019	JPY	91,165,249		864,126	20,979	0
	10/2019	$	1,193	AUD	1,744	0	(15)
	10/2019		17,789	CAD	23,493	0	(56)
	10/2019		13,556	CHF	13,472	0	(58)
	10/2019		187,856	EUR	169,599	0	(2,996)
	10/2019		14,329	GBP	11,629	40	(70)
	10/2019		54	RUB	3,485	0	0
	10/2019		47,768	SEK	467,824	0	(242)
	10/2019	ZAR	371,189	$	26,387	1,897	0
	11/2019	CHF	13,472		13,594	57	0
	11/2019	MYR	157,100		38,145	668	0
	12/2019	INR	533,404		7,330	0	(149)
	12/2019	$	211	ILS	738	2	0
	03/2020	EUR	13,634	RON	66,362	148	0

Total Forward Foreign Currency Contracts						$160,505	$(68,530)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Call - OTC USD versus INR	INR	82.000	10/16/2019	6,900	$51	$0
GLM	Put - OTC USD versus BRL	BRL	4.015	12/12/2019	62,128	1,084	479
HUS	Call - OTC USD versus INR	INR	82.000	10/16/2019	165,700	1,171	0

						$2,306	$479

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.779%	08/19/2020	45,700	$2,399	$2,422
FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	40,900	3,023	3,387
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147	06/29/2020	9,520,000	106	73
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	37,100	2,750	2,985

							$8,278	$8,867

Total Purchased Options							$10,584	$9,346

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475%	01/15/2020	11,700	$(7)	$(8)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	11,700	(16)	(14)
DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	17,600	(9)	(6)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	17,600	(18)	(15)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	29,200	(16)	(19)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	29,200	(43)	(35)
MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	18,000	(10)	(8)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	18,000	(17)	(14)

						$(136)	$(119)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus BRL	BRL	3.880	12/12/2019	62,128	$(406)	$(151)
	Call - OTC USD versus BRL		4.280	12/12/2019	62,128	(700)	(864)
HUS	Put - OTC USD versus CNH	CNH	7.050	10/22/2019	60,600	(201)	(102)
	Call - OTC USD versus CNH		7.180	10/22/2019	60,600	(201)	(257)

						$(1,508)	$(1,374)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,300	$(82)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	12/13/2019	5,000	$(141)	$(92)
CBK	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.050	12/05/2019	22,250	(572)	(452)
DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.456	08/19/2020	380,100	(2,398)	(2,646)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	28,200	(641)	(519)
FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	340,200	(3,022)	(3,728)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.335	10/23/2019	128,500	(203)	(167)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.498	10/23/2019	125,000	(576)	(481)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.498	10/23/2019	125,000	(576)	(486)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.660%	10/23/2019	128,500	$(250)	$(143)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	300	(9)	(6)
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	19,039,000	(63)	(58)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	308,600	(2,749)	(3,168)

							$(11,200)	$(11,946)

Total Written Options							$(12,926)	$(13,439)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.104%	$	4,500	$(156)	$46	$0	$(110)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		16,740	(598)	190	0	(408)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231		14,700	(363)	(53)	0	(416)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310		29,700	(566)	(188)	0	(754)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		26,260	(909)	269	0	(640)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231		47,500	(1,188)	(154)	0	(1,342)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		25,300	(898)	281	0	(617)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.310		11,800	(228)	(71)	0	(299)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.104		31,100	(1,092)	334	0	(758)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231		27,200	(678)	(91)	0	(769)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.231		13,100	(314)	(56)	0	(370)

								$(6,990)	$507	$0	$(6,483)

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.525%	$	2,100	$(105)	$66	$0	$(39)
CBK	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		1,900	(96)	61	0	(35)
GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797		17,200	(761)	162	0	(599)
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		2,300	(129)	87	0	(42)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643		200	(12)	7	0	(5)

								$(1,103)	$383	$0	$(720)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	87,700	$	60,513	$13	$(1,202)	$0	$(1,189)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.240% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/23/2029	EUR	72,900		80,190	558	(1,433)	0	(875)
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	86,300		59,547	(319)	(844)	0	(1,163)
	Floating rate equal to 6-Month EUR-EURIBOR plus 0.245% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	11/15/2029	EUR	32,900		36,411	53	(699)	0	(646)
MYI	Floating rate equal to 6-Month EUR-EURIBOR plus 0.224% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/16/2029	EUR	34,800		39,068	(58)	(1,099)	0	(1,157)

									$247	$(5,277)	$0	$(5,030)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.780%	Annual	05/01/2029	ILS	25,300	$0	$680	$680	$0
BPS	Pay	1-Year ILS-TELBOR	1.180	Annual	01/30/2024		108,600	0	1,385	1,385	0
CBK	Pay	1-Year ILS-TELBOR	1.755	Annual	04/29/2029		40,600	0	1,064	1,064	0
GLM	Pay	1-Year ILS-TELBOR	1.780	Annual	04/22/2029		38,200	0	1,031	1,031	0
	Pay	1-Year ILS-TELBOR	1.779	Annual	04/30/2029		36,700	0	986	986	0
JPM	Pay	1-Year ILS-TELBOR	1.775	Annual	04/25/2029		87,100	20	2,316	2,336	0

								$20	$7,462	$7,482	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

BRC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$40,000	$243	$(2,762)	$0	$(2,519)

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	39,900	9	(3,869)	0	(3,860)

								$252	$(6,631)	$0	$(6,379)

Total Swap Agreements								$(7,574)	$(3,556)	$7,482	$(18,612)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$24,816	$0	$680	$25,496	$(3,866)	$0	$(149)	$(4,015)	$21,481	$(19,430)	$2,051
BPS	10,988	0	1,385	12,373	(3,369)	(22)	(824)	(4,215)	8,158	(7,016)	1,142
BRC	721	0	0	721	(3,170)	(92)	(5,255)	(8,517)	(7,796)	7,725	(71)
BSS	11,816	0	0	11,816	0	0	0	0	11,816	(11,470)	346
CBK	6,600	0	1,064	7,664	(15,512)	(452)	(2,716)	(18,680)	(11,016)	9,477	(1,539)
DBL	0	0	0	0	0	(75)	0	(75)	(75)	0	(75)
DUB	700	2,422	0	3,122	(899)	(3,165)	0	(4,064)	(942)	(5,829)	(6,771)
FBF	181	3,387	0	3,568	0	(3,728)	0	(3,728)	(160)	0	(160)
GLM	3,216	479	2,017	5,712	(8,911)	(2,298)	(1,809)	(13,018)	(7,306)	5,879	(1,427)
GST	0	0	0	0	0	0	(5,516)	(5,516)	(5,516)	5,769	253
HUS	4,917	0	0	4,917	(11,303)	(359)	(769)	(12,431)	(7,514)	7,132	(382)
IND	0	0	0	0	(30)	0	0	(30)	(30)	0	(30)
JPM	8,270	0	2,336	10,606	(10,223)	0	(417)	(10,640)	(34)	0	(34)
MEI	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
MYC	0	3,058	0	3,058	0	(3,226)	0	(3,226)	(168)	(143)	(311)
MYI	24,144	0	0	24,144	(2,099)	0	(1,157)	(3,256)	20,888	(12,500)	8,388
NGF	404	0	0	404	0	0	0	0	404	0	404
RBC	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
RYL	541	0	0	541	(2,301)	0	0	(2,301)	(1,760)	(356)	(2,116)
SCX	3,066	0	0	3,066	(3,183)	0	0	(3,183)	(117)	(730)	(847)
SOG	159	0	0	159	0	0	0	0	159	0	159
SSB	35,521	0	0	35,521	(48)	0	0	(48)	35,473	(26,728)	8,745
TOR	93	0	0	93	(2)	0	0	(2)	91	0	91
UAG	24,352	0	0	24,352	(3,586)	0	0	(3,586)	20,766	(19,720)	1,046

Total Over the Counter	$160,505	$9,346	$7,482	$177,333	$(68,530)	$(13,439)	$(18,612)	$(100,581)

58	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

(o)

Securities with an aggregate market value of $40,674 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,995	$2,995
Swap Agreements	0	21	0	0	4,596	4,617

	$0	$21	$0	$0	$7,591	$7,612

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$160,505	$0	$160,505
Purchased Options	0	0	0	479	8,867	9,346
Swap Agreements	0	0	0	0	7,482	7,482

	$0	$0	$0	$160,984	$16,349	$177,333

	$0	$21	$0	$160,984	$23,940	$184,945

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,260	$1,260
Futures	0	0	0	0	3,264	3,264
Swap Agreements	0	666	0	0	6,183	6,849

	$0	$666	$0	$0	$10,707	$11,373

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$68,530	$0	$68,530
Written Options	0	119	0	1,374	11,946	13,439
Swap Agreements	0	7,203	0	5,030	6,379	18,612

	$0	$7,322	$0	$74,934	$18,325	$100,581

	$0	$7,988	$0	$74,934	$29,032	$111,954

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(148)	$(148)
Written Options	0	0	0	0	1,898	1,898
Futures	0	0	0	0	81,141	81,141
Swap Agreements	0	(4,324)	0	0	(12,220)	(16,544)

	$0	$(4,324)	$0	$0	$70,671	$66,347

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$237,246	$0	$237,246
Purchased Options	0	0	0	(789)	12,704	11,915
Written Options	0	553	0	3,805	(10,302)	(5,944)
Swap Agreements	0	(3,810)	0	(66,162)	(503)	(70,475)

	$0	$(3,257)	$0	$174,100	$1,899	$172,742

	$0	$(7,581)	$0	$174,100	$72,570	$239,089

60	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(149)	$(149)
Futures	0	0	0	0	3,684	3,684
Swap Agreements	0	2,398	0	0	(2,427)	(29)

	$0	$2,398	$0	$0	$1,108	$3,506

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(255)	$0	$(255)
Purchased Options	0	0	0	(1,091)	590	(501)
Written Options	0	(257)	0	2,454	(212)	1,985
Swap Agreements	0	3,247	0	46,670	(449)	49,468

	$0	$2,990	$0	$47,778	$(71)	$50,697

	$0	$5,388	$0	$47,778	$1,037	$54,203

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$5,108	$0	$5,108
Australia
Asset-Backed Securities	0	5,173	0	5,173
Corporate Bonds & Notes	0	2,042	0	2,042
Non-Agency Mortgage-Backed Securities	0	9,749	0	9,749
Sovereign Issues	0	7,130	0	7,130
Brazil
Corporate Bonds & Notes	0	40,549	0	40,549
Loan Participations and Assignments	0	0	6,068	6,068
Sovereign Issues	0	322,730	0	322,730
Canada
Corporate Bonds & Notes	0	196,602	0	196,602
Non-Agency Mortgage-Backed Securities	0	25,956	0	25,956
Sovereign Issues	0	89,613	0	89,613
Cayman Islands
Asset-Backed Securities	0	296,840	0	296,840
Corporate Bonds & Notes	0	76,873	0	76,873
China
Sovereign Issues	0	628,646	0	628,646
Denmark
Corporate Bonds & Notes	0	422,112	0	422,112
France
Corporate Bonds & Notes	0	77,368	0	77,368
Sovereign Issues	0	269,941	0	269,941
Germany
Asset-Backed Securities	0	2,869	0	2,869
Corporate Bonds & Notes	0	289,781	0	289,781
Guernsey, Channel Islands
Corporate Bonds & Notes	0	17,554	0	17,554

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Hong Kong
Corporate Bonds & Notes	$0	$6,491	$0	$6,491
India
Corporate Bonds & Notes	0	20,883	0	20,883
Indonesia
Corporate Bonds & Notes	0	1,302	0	1,302
Sovereign Issues	0	9,973	0	9,973
Ireland
Asset-Backed Securities	0	99,937	0	99,937
Corporate Bonds & Notes	0	23,121	0	23,121
Sovereign Issues	0	31,892	0	31,892
Israel
Sovereign Issues	0	15,014	0	15,014
Italy
Corporate Bonds & Notes	0	99,842	0	99,842
Sovereign Issues	0	490,162	0	490,162
Japan
Corporate Bonds & Notes	0	172,804	0	172,804
Sovereign Issues	0	1,828,417	0	1,828,417
Jersey, Channel Islands
Corporate Bonds & Notes	0	704	0	704
Kuwait
Sovereign Issues	0	65,328	0	65,328
Lithuania
Sovereign Issues	0	34,883	0	34,883
Luxembourg
Corporate Bonds & Notes	0	33,153	0	33,153
Malaysia
Sovereign Issues	0	57,112	0	57,112
Netherlands
Asset-Backed Securities	0	40,737	0	40,737
Corporate Bonds & Notes	0	188,548	0	188,548
New Zealand
Sovereign Issues	0	6,785	0	6,785
Norway
Corporate Bonds & Notes	0	29,929	0	29,929
Sovereign Issues	0	6,297	0	6,297
Peru
Sovereign Issues	0	74,391	0	74,391
Poland
Corporate Bonds & Notes	0	3,856	0	3,856
Sovereign Issues	0	31,932	0	31,932
Qatar
Corporate Bonds & Notes	0	2,655	0	2,655
Loan Participations and Assignments	0	0	47,864	47,864
Sovereign Issues	0	149,173	0	149,173
Russia
Sovereign Issues	0	26,395	0	26,395
Saudi Arabia
Corporate Bonds & Notes	0	9,988	0	9,988
Sovereign Issues	0	152,014	0	152,014
Singapore
Corporate Bonds & Notes	0	38,849	0	38,849
Slovenia
Sovereign Issues	0	22,519	0	22,519
South Africa
Sovereign Issues	0	10,776	0	10,776

62	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
South Korea
Sovereign Issues	$0	$255,207	$0	$255,207
Spain
Corporate Bonds & Notes	0	22,025	0	22,025
Sovereign Issues	0	710,435	0	710,435
Supranational
Corporate Bonds & Notes	0	34,870	0	34,870
Sweden
Corporate Bonds & Notes	0	34,706	0	34,706
Switzerland
Corporate Bonds & Notes	0	84,126	0	84,126
Sovereign Issues	0	11,920	0	11,920
United Arab Emirates
Corporate Bonds & Notes	0	9,998	0	9,998
Sovereign Issues	0	21,666	0	21,666
United Kingdom
Corporate Bonds & Notes	0	648,018	0	648,018
Non-Agency Mortgage-Backed Securities	0	407,190	0	407,190
Preferred Securities	0	3,722	0	3,722
Sovereign Issues	0	132,251	0	132,251
United States
Asset-Backed Securities	0	478,466	0	478,466
Corporate Bonds & Notes	0	994,818	0	994,818
Loan Participations and Assignments	0	23,508	0	23,508
Municipal Bonds & Notes	0	15,590	0	15,590
Non-Agency Mortgage-Backed Securities	0	235,838	0	235,838
U.S. Government Agencies	0	3,048,262	0	3,048,262
U.S. Treasury Obligations	0	665,149	0	665,149
Short-Term Instruments
Repurchase Agreements	0	19,086	0	19,086
Argentina Treasury Bills	0	239	0	239
U.S. Treasury Bills	0	42,349	0	42,349
	$0	$14,471,937	$53,932	$14,525,869

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$848,507	$0	$0	$848,507
Total Investments	$848,507	$14,471,937	$53,932	$15,374,376

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(155,372)	$0	$(155,372)
U.S. Government Agencies	0	(3,688)	0	(3,688)

	$0	$(159,060)	$0	$(159,060)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,995	4,606	0	7,601
Over the counter	0	177,333	0	177,333

	$2,995	$181,939	$0	$184,934

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,264)	(8,048)	0	(11,312)
Over the counter	0	(100,581)	0	(100,581)

	$(3,264)	$(108,629)	$0	$(111,893)

Total Financial Derivative Instruments	$(269)	$73,310	$0	$73,041

Totals	$848,238	$14,386,187	$53,932	$15,288,357

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

64	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

66	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

68	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements (Cont.)

dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

70	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$398,801	$386,636	$(70,000)	$(515)	$341	$715,263	$10,336	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,047,810	$1,422,582	$(2,337,100)	$266	$(314)	$133,244	$2,182	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

72	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Notes to Financial Statements (Cont.)

interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S.

74	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Notes to Financial Statements (Cont.)

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the

76	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Notes to Financial Statements (Cont.)

the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or

78	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Notes to Financial Statements (Cont.)

swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to

80	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a

82	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Notes to Financial Statements (Cont.)

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

84	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

86	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that

88	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$279,100	$98,260

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$16,044,602	$14,644,451	$4,241,341	$1,383,723

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	137,409	$1,524,139	256,448	$2,758,448

I-2	52,456	581,815	91,756	986,186

I-3	2,925	32,479	5,204	56,026	(a)

Administrative Class	2,621	29,382	2,890	31,084

Class A	22,243	246,701	44,013	473,124

Class C	620	6,882	1,631	17,539

Class R	667	7,382	2,378	25,573

Issued as reinvestment of distributions

Institutional Class	6,955	77,528	15,815	169,553

I-2	1,202	13,400	2,703	28,973

I-3	47	522	65	701	(a)

Administrative Class	101	1,129	279	2,991

Class A	1,062	11,826	3,060	32,794

Class C	35	389	117	1,248

Class R	48	539	132	1,411

90	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2019

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019
	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(80,656)	$(898,407)	(134,511)	$(1,446,399)

I-2	(27,669)	(307,804)	(57,629)	(619,483)

I-3	(1,979)	(21,784)	(1,219)	(13,079	)(a)

Administrative Class	(2,119)	(23,648)	(4,036)	(43,409)

Class A	(29,016)	(321,068)	(59,846)	(643,341)

Class C	(793)	(8,809)	(1,961)	(21,085)

Class R	(873)	(9,682)	(1,507)	(16,203)

Net increase (decrease) resulting from Fund share transactions	85,286	$942,911	165,782	$1,782,652

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2019

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$14,865,527	$801,816	$(384,513)	$417,303

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

92	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BOM	Bank of Montreal	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	MYI	Morgan Stanley & Co. International PLC
BSS	Banco Santander S.A.	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DBL	Deutsche Bank AG London	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GRE	RBS Securities, Inc.	TDL	Toronto Dominion Bank London
GST	Goldman Sachs International	TOR	Toronto Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CNH	Chinese Renminbi	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CDO	Collateralized Debt Obligation	STIBOR	Stockholm Interbank Offered Rate
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	UMBS	Uniform Mortgage-Backed Security
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate

94	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

96	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Approval of Investment Advisory Contract and Other Agreements (Cont.)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

102	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4019SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO Investment Grade Credit Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. As of December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	7.25%	12.96%	5.49%	6.80%	7.57%
PIMCO Investment Grade Credit Bond Fund I-2	7.20%	12.86%	5.39%	6.71%	7.47%
PIMCO Investment Grade Credit Bond Fund I-3	7.18%	12.82%	5.34%	6.65%	7.41%
PIMCO Investment Grade Credit Bond Fund Administrative Class	7.11%	12.68%	5.23%	6.54%	7.30%
PIMCO Investment Grade Credit Bond Fund Class A	7.03%	12.52%	5.07%	6.38%	7.14%
PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	3.05%	8.31%	4.28%	5.97%	6.93%
PIMCO Investment Grade Credit Bond Fund Class C	6.64%	11.69%	4.29%	5.59%	6.35%
PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	5.64%	10.69%	4.29%	5.59%	6.35%
Bloomberg Barclays U.S. Credit Index	7.38%	12.63%	4.54%	5.32%	6.07%
Lipper Corporate Debt Funds BBB-Rated Funds Average	6.87%	11.66%	4.13%	5.28%	5.82%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for Institutional Class shares, 0.87% for I-2 shares, 0.97% for I-3 shares, 1.02% for Administrative Class shares, 1.17% for Class A shares, and 1.92% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of September 30, 2019†§

Banking & Finance	34.4%
Industrials	25.4%
U.S. Treasury Obligations	15.6%
U.S. Government Agencies	9.8%
Utilities	7.1%
Loan Participations and Assignments	2.3%
Asset-Backed Securities	2.0%
Sovereign Issues	1.4%
Short-Term Instruments‡	0.5%
Other	1.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the utilities sector contributed to performance, as the sector underperformed the broader investment grade market.

»	Overweight exposure to the gaming sector, the building materials sector and the wireless sector contributed to performance, as these sectors outperformed the broader investment grade market.
»	Underweight exposure to the media noncable sector and the food and beverage sector detracted from performance, as these sectors outperformed the broader investment grade market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,072.50	$4.82	$1,000.00	$1,020.35	$4.70	0.93%
I-2	1,000.00	1,072.00	5.34	1,000.00	1,019.85	5.20	1.03
I-3	1,000.00	1,071.80	5.59	1,000.00	1,019.60	5.45	1.08
Administrative Class	1,000.00	1,071.10	6.11	1,000.00	1,019.10	5.96	1.18
Class A	1,000.00	1,070.30	6.88	1,000.00	1,018.35	6.71	1.33
Class C	1,000.00	1,066.40	10.75	1,000.00	1,014.60	10.48	2.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Barclays Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$10.35	$0.20	$0.55	$0.75	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2019	10.29	0.39	0.10	0.49	(0.39)	(0.02)	(0.02)	(0.43)

03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)

03/31/2017	10.15	0.38	0.23	0.61	(0.40)	0.00	0.00	(0.40)

03/31/2016	10.78	0.39	(0.35)	0.04	(0.50)	(0.17)	0.00	(0.67)

03/31/2015	10.46	0.39	0.50	0.89	(0.41)	(0.16)	0.00	(0.57)

I-2

04/01/2019 - 09/30/2019+	10.35	0.19	0.55	0.74	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)

03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)

03/31/2017	10.15	0.37	0.23	0.60	(0.39)	0.00	0.00	(0.39)

03/31/2016	10.78	0.38	(0.35)	0.03	(0.49)	(0.17)	0.00	(0.66)

03/31/2015	10.46	0.38	0.50	0.88	(0.40)	(0.16)	0.00	(0.56)

I-3

04/01/2019 - 09/30/2019+	10.35	0.19	0.55	0.74	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)

Administrative Class

04/01/2019 - 09/30/2019+	10.35	0.19	0.54	0.73	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)

03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)

03/31/2017	10.15	0.36	0.22	0.58	(0.37)	0.00	0.00	(0.37)

03/31/2016	10.78	0.36	(0.35)	0.01	(0.47)	(0.17)	0.00	(0.64)

03/31/2015	10.46	0.36	0.51	0.87	(0.39)	(0.16)	0.00	(0.55)

Class A

04/01/2019 - 09/30/2019+	10.35	0.18	0.54	0.72	(0.19)	0.00	0.00	(0.19)

03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)

03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)

03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)

03/31/2016	10.78	0.35	(0.35)	0.00	(0.46)	(0.17)	0.00	(0.63)

03/31/2015	10.46	0.35	0.50	0.85	(0.37)	(0.16)	0.00	(0.53)

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.88	7.25%	$7,372,136	0.93	%*	0.93	%*	0.50	%*	0.50	%*	3.77	%*	95%

10.35	4.91	6,523,295	0.77		0.77		0.50		0.50		3.84		149

10.29	3.88	7,360,972	0.59		0.59		0.50		0.50		3.48		84

10.36	6.03	6,332,729	0.51		0.51		0.50		0.50		3.64		133

10.15	0.52	4,152,882	0.53		0.53		0.50		0.50		3.78		87

10.78	8.75	4,015,131	0.51		0.51		0.50		0.50		3.62		86

10.88	7.20	5,408,629	1.03	*	1.03	*	0.60	*	0.60	*	3.64	*	95

10.35	4.81	3,310,855	0.87		0.87		0.60		0.60		3.75		149

10.29	3.78	2,748,140	0.69		0.69		0.60		0.60		3.39		84

10.36	5.92	1,509,819	0.61		0.61		0.60		0.60		3.58		133

10.15	0.42	1,157,268	0.63		0.63		0.60		0.60		3.70		87

10.78	8.64	491,896	0.61		0.61		0.60		0.60		3.52		86

10.88	7.18	89,117	1.08	*	1.13	*	0.65	*	0.70	*	3.61	*	95

10.35	5.71	62,801	0.92	*	0.97	*	0.65	*	0.70	*	3.82	*	149

10.88	7.11	148,477	1.18	*	1.18	*	0.75	*	0.75	*	3.51	*	95

10.35	4.65	104,992	1.02		1.02		0.75		0.75		3.55		149

10.29	3.62	217,578	0.84		0.84		0.75		0.75		3.23		84

10.36	5.76	177,286	0.76		0.76		0.75		0.75		3.48		133

10.15	0.27	333,505	0.78		0.78		0.75		0.75		3.54		87

10.78	8.48	174,403	0.76		0.76		0.75		0.75		3.38		86

10.88	7.03	1,417,728	1.33	*	1.33	*	0.90	*	0.90	*	3.37	*	95

10.35	4.50	1,397,045	1.17		1.17		0.90		0.90		3.43		149

10.29	3.47	1,768,405	0.99		0.99		0.90		0.90		3.09		84

10.36	5.60	1,004,734	0.91		0.91		0.90		0.90		3.28		133

10.15	0.12	950,098	0.93		0.93		0.90		0.90		3.38		87

10.78	8.32	995,694	0.91		0.91		0.90		0.90		3.23		86

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO Investment Grade Credit Bond Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$10.35	$0.14	$0.54	$0.68	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)

03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)

03/31/2017	10.15	0.26	0.23	0.49	(0.28)	0.00	0.00	(0.28)

03/31/2016	10.78	0.27	(0.35)	(0.08)	(0.38)	(0.17)	0.00	(0.55)

03/31/2015	10.46	0.27	0.50	0.77	(0.29)	(0.16)	0.00	(0.45)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.88	6.64%	$394,813	2.08	%*	2.08	%*	1.65	%*	1.65	%*	2.63	%*	95%

10.35	3.72	413,202	1.92		1.92		1.65		1.65		2.68		149

10.29	2.70	535,919	1.74		1.74		1.65		1.65		2.33		84

10.36	4.82	582,565	1.66		1.66		1.65		1.65		2.52		133

10.15	(0.63)	535,409	1.68		1.68		1.65		1.65		2.63		87

10.78	7.51	563,939	1.66		1.66		1.65		1.65		2.48		86

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands, except per share amounts†)

Assets:

Investments, at value
Investments in securities*	$18,624,938
Investments in Affiliates	36,263
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,062
Over the counter	43,115
Deposits with counterparty	16,943
Foreign currency, at value	10,728
Receivable for investments sold	140,423
Receivable for investments sold on a delayed-delivery basis	924,889
Receivable for TBA investments sold	1,787,189
Receivable for Fund shares sold	21,879
Interest and/or dividends receivable	143,456
Dividends receivable from Affiliates	166
Reimbursement receivable from PIMCO	3
Other assets	213

Total Assets	21,755,267

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,363,702
Payable for sale-buyback transactions	1,644,041

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,693
Over the counter	41,852
Payable for investments purchased	208,602
Payable for investments in Affiliates purchased	166
Payable for TBA investments purchased	3,596,828
Payable for unfunded loan commitments	2,418
Deposits from counterparty	24,214
Payable for Fund shares redeemed	22,780
Distributions payable	11,081
Overdraft due to custodian	59
Accrued investment advisory fees	2,829
Accrued supervisory and administrative fees	3,458
Accrued distribution fees	253
Accrued servicing fees	344
Other liabilities	47

Total Liabilities	6,924,367

Net Assets	$14,830,900

Net Assets Consist of:

Paid in capital	$14,126,311
Distributable earnings (accumulated loss)	704,589

Net Assets	$14,830,900

Cost of investments in securities	$17,864,297
Cost of investments in Affiliates	$36,263
Cost of foreign currency held	$14,607
Cost or premiums of financial derivative instruments, net	$92,004

* Includes repurchase agreements of:	$30,145

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

September 30, 2019

Net Assets:

Institutional Class	$7,372,136
I-2	5,408,629
I-3	89,117
Administrative Class	148,477
Class A	1,417,728
Class C	394,813

Shares Issued and Outstanding:

Institutional Class	677,381
I-2	496,969
I-3	8,189
Administrative Class	13,643
Class A	130,267
Class C	36,277

Net Asset Value Per Share Outstanding:

Institutional Class	$10.88
I-2	10.88
I-3	10.88
Administrative Class	10.88
Class A	10.88
Class C	10.88

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$310,599
Dividends	3,599
Dividends from Investments in Affiliates	854
Total Income	315,052

Expenses:

Investment advisory fees	16,788
Supervisory and administrative fees	20,410
Distribution and/or servicing fees - Administrative Class	148
Distribution fees - Class C	1,503
Servicing fees - Class A	1,691
Servicing fees - Class C	501
Trustee fees	21
Interest expense	28,589
Total Expenses	69,651
Waiver and/or Reimbursement by PIMCO	(20)
Net Expenses	69,631

Net Investment Income (Loss)	245,421

Net Realized Gain (Loss):

Investments in securities	147,521
Investments in Affiliates	(10)
Exchange-traded or centrally cleared financial derivative instruments	2,975
Over the counter financial derivative instruments	46,125
Short sales	(32)
Foreign currency	(341)

Net Realized Gain (Loss)	196,238

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	586,244
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	(64,463)
Over the counter financial derivative instruments	(20,660)
Foreign currency assets and liabilities	(3,702)

Net Change in Unrealized Appreciation (Depreciation)	497,410

Net Increase (Decrease) in Net Assets Resulting from Operations	$939,069

* Foreign tax withholdings	$67

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$245,421	$452,850
Net realized gain (loss)	196,238	(130,036)
Net change in unrealized appreciation (depreciation)	497,410	211,092

Net Increase (Decrease) in Net Assets Resulting from Operations	939,069	533,906

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(142,315)	(285,249)
I-2	(87,831)	(122,824)
I-3	(1,560)	(1,465	)(a)
Administrative Class	(2,242)	(5,263)
Class A	(24,656)	(54,193)
Class C	(5,823)	(13,489)

Tax basis return of capital
Institutional Class	0	(9,832)
I-2	0	(4,991)
I-3	0	(95	)(a)
Administrative Class	0	(158)
Class A	0	(2,106)
Class C	0	(623)

Total Distributions(b)	(264,427)	(500,288)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	2,344,068	(852,442)

Total Increase (Decrease) in Net Assets	3,018,710	(818,824)

Net Assets:

Beginning of period	11,812,190	12,631,014
End of period	$14,830,900	$11,812,190

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Statement of Cash Flows PIMCO Investment Grade Credit Bond Fund

Six Months Ended September 30, 2019 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$939,069

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(19,272,134)
Proceeds from sales of long-term securities	16,368,738
(Purchases) Proceeds from sales of short-term portfolio investments, net	259,984
(Increase) decrease in deposits with counterparty	(1,914)
(Increase) decrease in receivable for investments sold	(1,429,691)
(Increase) decrease in interest and/or dividends receivable	(16,164)
(Increase) decrease in dividends receivable from Affiliates	44
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(65,381)
Proceeds from (Payments on) over the counter financial derivative instruments	38,944
(Increase) decrease in other assets	(153)
Increase (decrease) in payable for investments purchased	878,319
Increase (decrease) in payable for unfunded loan commitments	(7,250)
Increase (decrease) in deposits from counterparty	(53,243)
Increase (decrease) in accrued investment advisory fees	361
Increase (decrease) in accrued supervisory and administrative fees	477
Increase (decrease) in accrued distribution fees	(31)
Increase (decrease) in accrued servicing fees	(34)
Proceeds from (Payments on) short sales transactions, net	(32)
Proceeds from (Payments on) foreign currency transactions	(4,043)
Increase (decrease) in other liabilities	20
Net Realized (Gain) Loss
Investments in securities	(147,521)
Investments in Affiliates	10
Exchange-traded or centrally cleared financial derivative instruments	(2,975)
Over the counter financial derivative instruments	(46,125)
Short sales	32
Foreign currency	341
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(586,244)
Investments in Affiliates	9
Exchange-traded or centrally cleared financial derivative instruments	64,463
Over the counter financial derivative instruments	20,660
Foreign currency assets and liabilities	3,702
Net amortization (accretion) on investments	5,174
Net Cash Provided by (Used for) Operating Activities	(3,052,588)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	4,465,367
Payments on shares redeemed	(2,349,377)
Increase (decrease) in overdraft due to custodian	59
Cash distributions paid*	(54,484)
Proceeds from reverse repurchase agreements	4,486,598
Payments on reverse repurchase agreements	(3,670,542)
Proceeds from sale-buyback transactions	35,304,912
Payments on sale-buyback transactions	(35,135,605)
Net Cash Received from (Used for) Financing Activities	3,046,928

Net Increase (Decrease) in Cash and Foreign Currency	(5,660)

Cash and Foreign Currency:

Beginning of period	16,388
End of period	$10,728
* Reinvestment of distributions	$206,108

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$26,878
Non Cash Payment in Kind	$717

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Credit Bond Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.9%

AECOM Technology Corp.
3.804% (LIBOR03M + 1.750%) due 03/13/2025 ~		$3,272	$3,288

Altice France S.A.
3.000% (EUR003M + 3.000%) due 01/31/2026 ~	EUR	995	1,082

Altra Industrial Motion Corp.
4.044% (LIBOR03M + 2.000%) due 10/01/2025 ~		$3,672	3,674

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		15,500	15,490

Ancestry.com Operations, Inc.
6.300% (LIBOR03M + 4.250%) due 08/27/2026 ~		3,292	3,274

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(l)		11,738	12,051

Caesars Entertainment Operating Co.
4.044% (LIBOR03M + 2.000%) due 10/06/2024 ~		816	816

Caesars Resort Collection LLC
4.794% (LIBOR03M + 2.750%) due 12/22/2024 ~		16,015	15,930

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		7,428	7,557

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		8,081	8,138

Citadel Securities LP
5.544% (LIBOR03M + 3.500%) due 02/27/2026 «~		10,249	10,261

CityCenter Holdings LLC
4.294% (LIBOR03M + 2.250%) due 04/18/2024 ~		5,061	5,079

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 ~		11,700	11,685

CSC Holdings LLC
4.528% (LIBOR03M + 2.500%) due 01/25/2026 ~		6,123	6,140

Delos Finance SARL
3.854% (LIBOR03M + 1.750%) due 10/06/2023 ~		36,250	36,420

Diamond Resorts Corp.
5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~		8,069	7,874

Diamond Sports Group LLC
5.300% (LIBOR03M + 3.250%) due 08/24/2026 ~		17,500	17,618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FrontDoor, Inc.
4.563% (LIBOR03M + 2.500%) due 08/16/2025 «~		$5,148	$5,180

HCA, Inc.
3.794% (LIBOR03M + 1.750%) due 03/17/2023 ~		1,334	1,340

Intelsat Jackson Holdings S.A.
5.804% (LIBOR03M + 3.750%) due 11/27/2023 ~		15,500	15,546

Jefferies Finance LLC
5.875% (LIBOR03M + 3.750%) due 06/03/2026 ~		7,481	7,491

Level 3 Financing, Inc.
4.294% (LIBOR03M + 2.250%) due 02/22/2024 ~		14,034	14,075

Marriott Ownership Resorts, Inc.
4.294% (LIBOR03M + 2.250%) due 08/29/2025 ~		5,161	5,195

MGM Resorts International
4.044% (LIBOR03M + 2.000%) due 12/21/2023 «~		1,900	1,900

MPH Acquisition Holdings LLC
4.854% (LIBOR03M + 2.750%) due 06/07/2023 ~		1,700	1,623

NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~		35,879	35,176

Nestle Skin Health
TBD% due 07/16/2026		14,300	14,378

Norwegian Air Shuttle
4.100% (LIBOR03M + 2.000%) due 06/24/2026 «~(l)		10,894	10,489
6.600% (LIBOR03M + 4.500%) due 06/24/2021 «~(l)		4,569	4,526

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	995	1,082

Parexel International Corp.
4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~		$2,460	2,343

PG&E Corp.
1.125% due 12/31/2020 µ		2,418	2,433
4.320% (LIBOR03M + 2.250%) due 12/31/2020 ~µ		7,250	7,296

Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~		5,000	4,996

RPI Finance Trust
4.044% (LIBOR03M + 2.000%) due 03/27/2023 ~		13,828	13,914

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SS&C Technologies Holdings Europe SARL
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~	$2,130	$2,142

SS&C Technologies, Inc.
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~	7,877	7,921

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	9,000	8,977

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	25,300	25,586

TEX Operations Co. LLC
4.044% (LIBOR03M + 2.000%) due 08/04/2023 ~	4,881	4,844

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~	23,100	23,086
3.160% (LIBOR03M + 0.830%) due 03/29/2021 «~	37,600	37,605

Western Digital Corp.
3.612% (LIBOR03M + 1.500%) due 02/27/2023 ~	1,540	1,540

Westmoreland Mining Holdings LLC
10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~	1,093	1,104

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)	3,028	2,301

Wyndham Hotels & Resorts, Inc.
3.794% (LIBOR03M + 1.750%) due 05/30/2025 ~	6,732	6,773

Total Loan Participations and Assignments (Cost $438,018)		437,239

CORPORATE BONDS & NOTES 84.2%

BANKING & FINANCE 43.3%

AerCap Ireland Capital DAC
2.875% due 08/14/2024	9,900	9,905
3.300% due 01/23/2023	750	765
3.500% due 01/15/2025	7,600	7,762
3.650% due 07/21/2027	6,150	6,272
3.875% due 01/23/2028	1,425	1,475
4.125% due 07/03/2023	15,200	15,954
4.250% due 07/01/2020	2,500	2,535
4.450% due 04/03/2026	16,600	17,754

AIA Group Ltd.
2.676% (US0003M + 0.520%) due 09/20/2021 ~	2,300	2,300

AIB Group PLC
4.263% due 04/10/2025 •	8,900	9,271
4.750% due 10/12/2023	5,000	5,291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Lease Corp.
3.625% due 04/01/2027	$3,841	$3,972
4.250% due 02/01/2024	7,200	7,633

Aircastle Ltd.
4.250% due 06/15/2026	8,800	9,027
4.400% due 09/25/2023	18,000	18,932

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025	4,300	4,506
3.900% due 06/15/2023	5,000	5,283
4.300% due 01/15/2026	12,535	13,681

Alleghany Corp.
5.625% due 09/15/2020	1,000	1,032

Ally Financial, Inc.
3.875% due 05/21/2024	3,000	3,112

Ambac LSNI LLC
7.104% due 02/12/2023 •	13,265	13,431

American Campus Communities Operating Partnership LP
3.300% due 07/15/2026	4,500	4,622
3.625% due 11/15/2027	500	526

American Express Co.
2.500% due 07/30/2024	8,020	8,091
2.750% due 05/20/2022	8,700	8,838
3.700% due 11/05/2021	65	67

American Financial Group, Inc.
3.500% due 08/15/2026	31,350	32,231

American Homes 4 Rent LP
4.250% due 02/15/2028	13,667	14,759

American Honda Finance Corp.
3.375% due 12/10/2021	60	62

American International Group, Inc.
4.375% due 01/15/2055	3,800	4,071
5.750% due 04/01/2048 •	400	428
6.250% due 05/01/2036	1,200	1,571

American Tower Corp.
2.750% due 01/15/2027 (b)	25,000	24,959
2.800% due 06/01/2020	1,725	1,732
2.950% due 01/15/2025	19,200	19,640
3.125% due 01/15/2027	1,850	1,889
3.375% due 05/15/2024	15,900	16,552
3.375% due 10/15/2026	2,100	2,188
3.700% due 10/15/2049 (b)	15,300	15,256
3.800% due 08/15/2029	39,630	42,393
4.000% due 06/01/2025	22,700	24,298
4.400% due 02/15/2026	7,481	8,213

Ardonagh Midco PLC
8.625% due 07/15/2023 (n)	13,100	12,707

Assurant, Inc.
3.363% (US0003M + 1.250%) due 03/26/2021 ~	1,584	1,584
4.200% due 09/27/2023	2,000	2,093

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Athene Global Funding
3.562% (US0003M + 1.230%) due 07/01/2022 ~		$23,800	$24,088
4.000% due 01/25/2022		7,200	7,475

Aviation Capital Group LLC
3.082% (US0003M + 0.950%) due 06/01/2021 ~		700	703
3.500% due 11/01/2027		13,054	13,029
4.375% due 01/30/2024		1,700	1,791
4.875% due 10/01/2025		6,275	6,805
6.750% due 04/06/2021		700	742
7.125% due 10/15/2020		10,350	10,830

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		2,525	2,700

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		15,400	16,417

Axis Bank Ltd.
3.250% due 05/21/2020		15,900	15,947

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	18,144

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(j)(k)	EUR	1,200	1,387
6.750% due 02/18/2020 •(j)(k)		25,400	28,241
8.875% due 04/14/2021 •(j)(k)		1,200	1,449

Banco BTG Pactual S.A.
5.500% due 01/31/2023		$17,633	18,440

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	9,000	2,675

Banco General S.A.
4.125% due 08/07/2027		$3,900	4,102

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027		9,600	9,744

Banco Mercantil del Norte S.A.
6.750% due 09/27/2024 •(j)(k)		9,000	9,012

Banco Santander Mexico S.A.
4.125% due 11/09/2022		10,000	10,388

Banco Santander S.A.
3.125% due 02/23/2023		600	612
3.460% (US0003M + 1.120%) due 04/12/2023 ~		4,400	4,407
3.848% due 04/12/2023		2,400	2,503
4.379% due 04/12/2028		3,000	3,282
6.250% due 09/11/2021 •(j)(k)	EUR	12,600	14,523

Banco Votorantim S.A.
4.000% due 09/24/2022		$10,000	10,177

Banistmo S.A.
3.650% due 09/19/2022		6,000	6,053

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
2.816% due 07/21/2023 •		$5,700	$5,782
2.917% (US0003M + 0.790%) due 03/05/2024 ~		1,639	1,643
3.004% due 12/20/2023 •		1,800	1,839
3.283% (US0003M + 1.000%) due 04/24/2023 ~		17,700	17,848
3.419% due 12/20/2028 •		28,245	29,496
3.559% due 04/23/2027 •		5,000	5,282
3.970% due 03/05/2029 •		18,700	20,378
4.000% due 04/01/2024		7,980	8,568
4.271% due 07/23/2029 •		5,000	5,577
5.125% due 06/20/2024 •(j)		17,900	18,571
5.875% due 03/15/2028 •(j)		69,954	75,795
8.050% due 06/15/2027		12,000	15,316

Bank of America N.A.
6.000% due 10/15/2036		4,600	6,313

Bank of Ireland
7.375% due 06/18/2020 •(j)(k)	EUR	800	908

Bank of New York Mellon Corp.
2.661% due 05/16/2023 •		$120	122
3.000% due 02/24/2025		7,000	7,301
3.450% due 08/11/2023		3,400	3,568

Barclays Bank PLC
7.625% due 11/21/2022 (k)		36,961	40,776

Barclays PLC
2.375% due 10/06/2023 •	GBP	1,100	1,365
3.200% due 08/10/2021		$3,200	3,231
3.250% due 02/12/2027	GBP	3,000	3,846
3.548% (US0003M + 1.380%) due 05/16/2024 ~		$22,813	22,713
3.588% (US0003M + 1.430%) due 02/15/2023 ~		13,200	13,202
3.650% due 03/16/2025		1,000	1,026
3.963% (US0003M + 1.625%) due 01/10/2023 ~		6,000	6,026
4.291% (US0003M + 2.110%) due 08/10/2021 ~		1,900	1,939
4.338% due 05/16/2024 •		2,200	2,300
4.375% due 01/12/2026		33,865	35,810
4.610% due 02/15/2023 •		17,400	18,085
4.972% due 05/16/2029 •		4,587	5,038
7.250% due 03/15/2023 •(j)(k)	GBP	8,765	11,363
7.875% due 09/15/2022 •(j)(k)		200	262
8.000% due 12/15/2020 •(j)(k)	EUR	600	701
8.000% due 06/15/2024 •(j)(k)		$6,200	6,598

BBVA Bancomer S.A.
4.375% due 04/10/2024		3,100	3,263
5.125% due 01/18/2033 •(k)		20,600	19,699
5.875% due 09/13/2034 •(k)		4,600	4,583

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berkshire Hathaway, Inc.
2.750% due 03/15/2023		$65	$67

BGC Partners, Inc.
5.125% due 05/27/2021		21,000	21,693

Blackstone Holdings Finance Co. LLC
1.500% due 04/10/2029	EUR	12,000	14,094
2.500% due 01/10/2030		$7,000	6,803
4.450% due 07/15/2045		2,300	2,582
5.000% due 06/15/2044		3,900	4,709

BNP Paribas S.A.
3.375% due 01/09/2025		600	621
3.500% due 03/01/2023		18,400	19,005
4.400% due 08/14/2028		14,100	15,581
7.000% due 08/16/2028 •(j)(k)		6,200	6,831
7.375% due 08/19/2025 •(j)(k)		1,000	1,118

BOC Aviation Ltd.
2.375% due 09/15/2021		1,500	1,489
2.750% due 09/18/2022		3,200	3,202
3.000% due 03/30/2020		400	400
3.500% due 01/31/2023		6,645	6,792
3.500% due 10/10/2024		8,500	8,732

Boston Properties LP
2.750% due 10/01/2026		35	35
3.400% due 06/21/2029		11,500	12,047

BPCE S.A.
2.700% due 10/01/2029 (b)		1,600	1,592
3.372% (US0003M + 1.240%) due 09/12/2023 ~		4,300	4,347
4.000% due 09/12/2023		11,350	11,978
4.000% due 04/15/2024		1,000	1,079

Brandywine Operating Partnership LP
3.950% due 11/15/2027		2,600	2,720

Brighthouse Financial, Inc.
3.700% due 06/22/2027		8,800	8,707

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)		8,000	7,861

Brixmor Operating Partnership LP
3.250% due 09/15/2023		5,200	5,326
3.303% (US0003M + 1.050%) due 02/01/2022 ~		5,000	4,988
3.650% due 06/15/2024		2,200	2,290
3.850% due 02/01/2025		5,475	5,730
3.900% due 03/15/2027		300	315
4.125% due 06/15/2026		3,600	3,822
4.125% due 05/15/2029		1,600	1,711

Brookfield Finance, Inc.
4.000% due 04/01/2024		17,000	18,107
4.850% due 03/29/2029		6,400	7,251

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		900	944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CaixaBank S.A.
5.250% due 03/23/2026 •(j)(k)	EUR	4,600	$4,882

Camden Property Trust
3.500% due 09/15/2024		$800	841
4.100% due 10/15/2028		25	28

Cantor Fitzgerald LP
4.875% due 05/01/2024		2,100	2,218
6.500% due 06/17/2022		450	486
7.875% due 10/15/2019		26,675	26,728

Capital One Financial Corp.
2.500% due 05/12/2020		60	60

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,000	2,968

CBL & Associates LP
4.600% due 10/15/2024		600	399
5.250% due 12/01/2023		1,900	1,329
5.950% due 12/15/2026		22,550	15,954

Charles Schwab Corp.
4.625% due 03/01/2022 •(j)		4,000	4,082
5.000% due 12/01/2027 •(j)		11,000	11,209

China Evergrande Group
6.250% due 06/28/2021		17,500	15,803
7.000% due 03/23/2020 (n)		13,500	13,277

CIT Group, Inc.
5.000% due 08/15/2022		3,518	3,736

Citibank N.A.
2.736% (US0003M + 0.600%) due 05/20/2022 ~		13,700	13,727

Citigroup, Inc.
2.876% due 07/24/2023 •		3,000	3,042
2.900% due 12/08/2021		15,700	15,942
3.128% (US0003M + 0.790%) due 01/10/2020 ~		16,100	16,121
3.161% (US0003M + 1.023%) due 06/01/2024 ~		23,500	23,671
3.200% due 10/21/2026		25,290	26,131
3.400% due 05/01/2026		2,200	2,302
3.700% due 01/12/2026		17,100	18,147
4.075% due 04/23/2029 •		5,260	5,748
5.000% due 09/12/2024 •(j)		41,300	41,830
5.950% due 05/15/2025 •(j)		1,400	1,483
6.300% due 05/15/2024 •(j)		11,800	12,544
8.125% due 07/15/2039		2,786	4,557

CME Group, Inc.
3.000% due 03/15/2025		3,300	3,459
5.300% due 09/15/2043		6,400	8,678

CNA Financial Corp.
3.450% due 08/15/2027		50	52

CoBank ACB
6.250% due 10/01/2026 •(j)		9,300	9,974

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		2,411	2,448

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
2.625% due 07/22/2024		$3,800	$3,850
2.973% (US0003M + 0.860%) due 09/26/2023 ~		2,900	2,903
3.875% due 09/26/2023		11,700	12,406
4.625% due 05/23/2029	GBP	9,600	14,126
5.500% due 06/29/2020 •(j)(k)	EUR	10,839	12,190
6.625% due 06/29/2021 •(j)(k)		5,400	6,428
6.875% due 03/19/2020 (k)		15,300	17,210

Corestate Capital Holding S.A.
3.500% due 04/15/2023		1,100	1,211

Corporate Office Properties LP
5.000% due 07/01/2025		$13,800	14,915

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		9,800	9,827
7.500% due 03/09/2020		19,600	19,904

Credit Agricole S.A.
3.303% (US0003M + 1.020%) due 04/24/2023 ~		1,100	1,106
3.750% due 04/24/2023		2,400	2,510
7.500% due 06/23/2026 •(j)(k)	GBP	300	435

Credit Suisse AG
6.500% due 08/08/2023 (k)		$38,355	42,807

Credit Suisse Group AG
2.593% due 09/11/2025 •		13,400	13,283
3.372% (US0003M + 1.240%) due 06/12/2024 ~		15,600	15,709
3.574% due 01/09/2023		13,650	13,965
3.869% due 01/12/2029 •		22,950	24,192
4.207% due 06/12/2024 •		31,550	33,250
4.282% due 01/09/2028		250	269
6.375% due 08/21/2026 •(j)(k)		11,400	11,827
7.250% due 09/12/2025 •(j)(k)		400	428
7.500% due 07/17/2023 •(j)(k)		12,400	13,261

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		400	421
3.800% due 09/15/2022		19,550	20,319
3.800% due 06/09/2023		18,300	19,121
4.550% due 04/17/2026		4,800	5,290
4.590% (US0003M + 2.290%) due 04/16/2021 ~		14,400	14,786

Crown Castle International Corp.
2.250% due 09/01/2021		6,555	6,562
3.100% due 11/15/2029		10,300	10,418
3.200% due 09/01/2024		11,200	11,550
3.400% due 02/15/2021		600	608
3.650% due 09/01/2027		3,443	3,651
3.700% due 06/15/2026		4,230	4,486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.800% due 02/15/2028		$17,269	$18,385
4.000% due 03/01/2027		3,100	3,349
4.000% due 11/15/2049		14,435	15,264
4.300% due 02/15/2029		8,680	9,594
4.450% due 02/15/2026		15,300	16,795
4.875% due 04/15/2022		10,450	11,113
5.200% due 02/15/2049		2,000	2,487
5.250% due 01/15/2023		7,883	8,606

CubeSmart LP
4.375% due 02/15/2029		4,600	5,051

CVS Pass-Through Trust
4.704% due 01/10/2036		8,486	9,218

Danske Bank A/S
3.244% due 12/20/2025 •		5,000	5,044

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(j)		7,000	7,071

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,700	4,008
1.875% due 02/28/2020	GBP	1,400	1,721
2.700% due 07/13/2020		$4,779	4,770
3.150% due 01/22/2021		2,600	2,595
3.273% (US0003M + 0.970%) due 07/13/2020 ~		37,200	37,117
3.300% due 11/16/2022		9,015	8,967
3.358% (US0003M + 1.190%) due 11/16/2022 ~		10,300	10,005
3.577% (US0003M + 1.290%) due 02/04/2021 ~		7,200	7,151
4.250% due 10/14/2021		43,800	44,445

Digital Realty Trust LP
3.600% due 07/01/2029		7,000	7,295
3.700% due 08/15/2027		35	37

Discover Financial Services
4.100% due 02/09/2027		10,650	11,344
4.500% due 01/30/2026		6,900	7,503
5.200% due 04/27/2022		8,398	8,983

Doctors Co.
6.500% due 10/15/2023		12,300	13,220

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,795	2,843

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,645	6,153
5.300% due 03/15/2023 •(j)		10,280	10,210
5.875% due 09/15/2026 •(j)		9,700	10,379

Eaton Vance Corp.
3.500% due 04/06/2027		1,200	1,272

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	8,734	9,365

Encina Business Credit LLC
5.303% due 12/05/2025 «		$10,710	10,710

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EPR Properties
3.750% due 08/15/2029		$8,400	$8,412
4.500% due 04/01/2025		7,200	7,595
4.500% due 06/01/2027		11,900	12,642
4.750% due 12/15/2026		8,000	8,608
4.950% due 04/15/2028		5,500	5,998

ERP Operating LP
4.500% due 06/01/2045		400	482
4.625% due 12/15/2021		45	47

Essex Portfolio LP
3.375% due 04/15/2026		11,400	11,924
3.500% due 04/01/2025		1,875	1,962
3.625% due 08/15/2022		300	311
3.875% due 05/01/2024		3,900	4,116

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	16,400	19,690

Fidelity National Financial, Inc.
5.500% due 09/01/2022		$22,440	24,090

First American Financial Corp.
4.300% due 02/01/2023		9,400	9,762
4.600% due 11/15/2024		5,115	5,468

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		16,300	17,118

Ford Motor Credit Co. LLC
2.343% due 11/02/2020		10,250	10,191
2.459% due 03/27/2020		800	799
2.696% (US0003M + 0.430%) due 11/02/2020 ~		3,400	3,371
2.922% (US0003M + 0.790%) due 06/12/2020 ~		12,425	12,405
3.065% (US0003M + 0.930%) due 09/24/2020 ~		21,500	21,503
3.096% due 05/04/2023		1,000	982
3.099% (US0003M + 0.810%) due 04/05/2021 ~		1,300	1,285
3.336% due 03/18/2021		900	904
3.350% due 11/01/2022		200	200
3.367% (US0003M + 1.080%) due 08/03/2022 ~		19,400	18,992
3.470% due 04/05/2021		3,500	3,518
3.550% due 10/07/2022		48,600	48,636
5.584% due 03/18/2024		7,000	7,450
5.750% due 02/01/2021		9,700	10,030
5.875% due 08/02/2021		5,900	6,181
8.125% due 01/15/2020		7,374	7,496

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		4,400	4,532
6.750% due 03/15/2022		5,200	5,447

Freedom Mortgage Corp.
8.125% due 11/15/2024		11,880	10,989
8.250% due 04/15/2025		8,400	7,749
10.750% due 04/01/2024		5,300	5,234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	$7,057	$7,042
4.418% due 11/15/2035	49,626	52,141

General Motors Financial Co., Inc.
3.200% due 07/13/2020	15,700	15,789
3.414% (US0003M + 1.310%) due 06/30/2022 ~	1,700	1,702
3.550% due 07/08/2022	3,300	3,372
4.150% due 06/19/2023	45	47
4.200% due 11/06/2021	18,000	18,575
5.100% due 01/17/2024	16,400	17,645

Global Atlantic Fin Co.
4.400% due 10/15/2029 (b)	15,800	15,773

GLP Capital LP
3.350% due 09/01/2024	2,900	2,931
4.000% due 01/15/2030	3,200	3,232
5.250% due 06/01/2025	19,655	21,700
5.300% due 01/15/2029	12,337	13,644
5.750% due 06/01/2028	6,300	7,190

Goldman Sachs Group, Inc.
2.905% due 07/24/2023 •	10,500	10,653
3.177% (US0003M + 1.050%) due 06/05/2023 ~	23,000	23,149
3.272% due 09/29/2025 •	110	114
3.283% (US0003M + 1.000%) due 07/24/2023 ~	11,400	11,455
3.328% (US0003M + 1.170%) due 11/15/2021 ~	29,500	29,732
3.500% due 01/23/2025	15,595	16,281
3.691% due 06/05/2028 •	21,050	22,117
3.750% due 05/22/2025	21,115	22,378
3.850% due 01/26/2027	700	743
3.902% (US0003M + 1.770%) due 02/25/2021 ~	1,700	1,733
4.223% due 05/01/2029 •	44,100	48,148
5.750% due 01/24/2022	13,551	14,605

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	4,100	4,497

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	11,400	11,848

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	11,920	12,762

Grupo Aval Ltd.
4.750% due 09/26/2022	3,331	3,451

Guardian Life Global Funding
2.900% due 05/06/2024	4,900	5,072

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	2,100	2,099

Healthcare Trust of America Holdings LP
3.100% due 02/15/2030	2,300	2,296
3.500% due 08/01/2026	4,000	4,127

High Street Funding Trust
4.111% due 02/15/2028	3,500	3,771

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Highwoods Realty LP
3.050% due 02/15/2030		$5,600	$5,498
4.125% due 03/15/2028		2,200	2,346
4.200% due 04/15/2029		4,000	4,295

Host Hotels & Resorts LP
3.375% due 12/15/2029		900	899
3.875% due 04/01/2024		5,600	5,888
4.000% due 06/15/2025		6,010	6,354
6.000% due 10/01/2021		6,100	6,496

HSBC Bank PLC
4.125% due 08/12/2020		9,878	10,057

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		21,215	21,239
2.782% (US0003M + 0.650%) due 09/11/2021 ~		1,765	1,768
2.950% due 05/25/2021		1,500	1,516
3.512% (US0003M + 1.380%) due 09/12/2026 ~		4,400	4,438
3.803% due 03/11/2025 •		3,035	3,163
3.950% due 05/18/2024 •		5,500	5,757
3.973% due 05/22/2030 •		15,000	16,032
4.292% due 09/12/2026 •		4,500	4,834
4.300% due 03/08/2026		34,900	37,822
4.342% (US0003M + 2.240%) due 03/08/2021 ~		8,300	8,510
5.875% due 09/28/2026 •(j)(k)	GBP	21,000	27,344
6.000% due 09/29/2023 •(j)(k)	EUR	22,535	27,984

Hudson Pacific Properties LP
3.250% due 01/15/2030 (b)		$8,400	8,316
4.650% due 04/01/2029		3,900	4,306

ICICI Bank Ltd.
3.500% due 03/18/2020		9,900	9,937
5.750% due 11/16/2020		2,000	2,066

Industrial & Commercial Bank of China Ltd.
2.937% (US0003M + 0.750%) due 11/08/2020 ~		4,400	4,407

ING Groep NV
3.085% (US0003M + 1.000%) due 10/02/2023 ~		11,300	11,354
4.100% due 10/02/2023		4,500	4,780

Intercontinental Exchange, Inc.
3.750% due 12/01/2025		1,600	1,724

Intercorp Financial Services, Inc.
4.125% due 10/19/2027		5,500	5,713

International Lease Finance Corp.
5.875% due 08/15/2022		200	219
8.250% due 12/15/2020		10,600	11,344
8.625% due 01/15/2022		14,500	16,463

Intesa Sanpaolo SpA
3.375% due 01/12/2023		5,300	5,348

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.017% due 06/26/2024		$6,890	$7,099
5.710% due 01/15/2026		10,000	10,622

iStar, Inc.
5.250% due 09/15/2022		3,350	3,430

Itau Unibanco Holding S.A.
6.125% due 12/12/2022 •(j)(k)		9,800	9,908

Jackson National Life Global Funding
2.375% due 09/15/2022		7,200	7,243
2.500% due 06/27/2022		7,300	7,369

Jefferies Finance LLC
6.250% due 06/03/2026		16,400	16,974
7.250% due 08/15/2024		8,700	8,711

John Deere Capital Corp.
2.350% due 01/08/2021		30	30

JPMorgan Chase & Co.
2.301% due 10/15/2025 •		22,000	21,946
2.739% due 10/15/2030 •		24,400	24,283
2.755% (US0003M + 0.610%) due 06/18/2022 ~		12,700	12,743
2.776% due 04/25/2023 •		5,000	5,074
3.176% (US0003M + 0.900%) due 04/25/2023 ~		39,000	39,245
3.200% due 06/15/2026		11,000	11,441
3.220% due 03/01/2025 •		15,400	15,961
3.300% due 04/01/2026		11,303	11,850
3.509% due 01/23/2029 •		4,535	4,797
3.540% due 05/01/2028 •		10,100	10,648
3.702% due 05/06/2030 •		16,000	17,177
3.900% due 07/15/2025		7,125	7,694
4.005% due 04/23/2029 •		52,900	57,891
4.203% due 07/23/2029 •		23,650	26,297
5.000% due 08/01/2024 •(j)		35,800	36,829
5.736% (US0003M + 3.470%) due 10/30/2019 ~(j)		28,472	28,649

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		250	251

KBC Group NV
4.250% due 10/24/2025 •(j)(k)	EUR	8,800	9,610

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$2,500	2,577

Kilroy Realty LP
3.800% due 01/15/2023		4,800	5,017
4.375% due 10/01/2025		4,600	4,955

KSA Sukuk Ltd.
2.894% due 04/20/2022		13,800	14,014

Lazard Group LLC
3.750% due 02/13/2025		5,583	5,840
4.375% due 03/11/2029		9,700	10,542
4.500% due 09/19/2028		3,500	3,821

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Liberty Mutual Group, Inc.
4.250% due 06/15/2023		$9	$10

Life Storage LP
3.875% due 12/15/2027		1,200	1,269

Lifestorage LP
3.500% due 07/01/2026		4,300	4,419

Lloyds Bank PLC
3.300% due 05/07/2021		38,050	38,717
7.500% due 04/02/2032 þ		18,200	15,089

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~		1,100	1,103
3.000% due 01/11/2022		3,800	3,840
3.574% due 11/07/2028 •		6,900	7,045
3.750% due 01/11/2027		10,500	10,901
4.050% due 08/16/2023		12,400	13,039
4.375% due 03/22/2028		3,400	3,696
4.450% due 05/08/2025		7,600	8,187
6.375% due 06/27/2020 •(j)(k)	EUR	900	1,011
7.500% due 09/27/2025 •(j)(k)		$10,000	10,671
7.625% due 06/27/2023 •(j)(k)	GBP	7,848	10,525

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$28,970	28,626

Marsh & McLennan Cos., Inc.
2.750% due 01/30/2022		30	30
3.500% due 06/03/2024		5,400	5,699
3.875% due 03/15/2024		800	853

MassMutual Global Funding
3.400% due 03/08/2026		4,600	4,881

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		5,400	6,078

Mercury General Corp.
4.400% due 03/15/2027		800	842

MetLife Capital Trust
7.875% due 12/15/2067		2,000	2,633

MetLife, Inc.
10.750% due 08/01/2069		4,000	6,447

MGIC Investment Corp.
5.750% due 08/15/2023		10,000	10,975

Mid-America Apartments LP
3.600% due 06/01/2027		300	318
3.750% due 06/15/2024		1,650	1,736
4.200% due 06/15/2028		5,700	6,292
4.300% due 10/15/2023		25,435	27,188

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		5,315	5,360
2.801% due 07/18/2024		32,000	32,575
2.998% due 02/22/2022		4,000	4,071
3.127% (US0003M + 0.860%) due 07/26/2023 ~		13,500	13,543

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.187% (US0003M + 1.060%) due 09/13/2021 ~	$41,200	$41,660
3.195% due 07/18/2029	7,000	7,256
3.455% due 03/02/2023	14,100	14,603
4.018% (US0003M + 1.880%) due 03/01/2021 ~	11,515	11,760

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022	6,000	6,027

Mizuho Financial Group, Inc.
2.632% due 04/12/2021	8,000	8,036
2.721% due 07/16/2023 •	38,400	38,734
2.839% due 09/13/2026	2,800	2,837
2.869% due 09/13/2030 •	4,100	4,091
2.977% (US0003M + 0.850%) due 09/13/2023 ~	4,100	4,110
3.018% (US0003M + 0.880%) due 09/11/2022 ~	21,000	21,125
3.267% (US0003M + 1.140%) due 09/13/2021 ~	5,200	5,263

Morgan Stanley
2.750% due 05/19/2022	6,500	6,596
3.208% (US0003M + 0.930%) due 07/22/2022 ~	13,300	13,404
3.407% (US0003M + 1.220%) due 05/08/2024 ~	11,900	12,071
3.625% due 01/20/2027	10,500	11,106
3.750% due 02/25/2023	3,544	3,711
3.875% due 01/27/2026	14,300	15,355

MPT Operating Partnership LP
4.625% due 08/01/2029	6,300	6,501

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	5,600	5,724

MUFG Bank Ltd.
2.300% due 03/05/2020	19,600	19,615
2.850% due 09/08/2021	13,950	14,096

MUFG Union Bank N.A.
3.150% due 04/01/2022	30	31

Multibank, Inc.
4.375% due 11/09/2022	2,400	2,474

Nasdaq, Inc.
3.850% due 06/30/2026	10,000	10,725
4.250% due 06/01/2024	9,100	9,847

Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023	4,800	5,016

Nationwide Building Society
3.622% due 04/26/2023 •	5,700	5,814
4.302% due 03/08/2029 •	4,500	4,822
4.363% due 08/01/2024 •	800	841

Navient Corp.
5.875% due 03/25/2021	3,400	3,544
6.150% due 03/10/2021	1,300	1,289
6.500% due 06/15/2022	5,555	5,930
6.625% due 07/26/2021	800	842

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 01/25/2022	$600	$649
8.000% due 03/25/2020	1,800	1,840

Neuberger Berman Group LLC
4.500% due 03/15/2027	7,800	8,370

New York Life Insurance Co.
4.450% due 05/15/2069	3,500	4,121

Newmark Group, Inc.
6.125% due 11/15/2023	7,800	8,468

Nissan Motor Acceptance Corp.
2.494% (US0003M + 0.390%) due 09/28/2020 ~	3,400	3,399
2.650% due 07/13/2022	1,900	1,911
3.150% due 03/15/2021	700	707
3.193% (US0003M + 0.890%) due 01/13/2022 ~	2,100	2,110
3.650% due 09/21/2021	1,100	1,126

Nordea Bank Abp
6.625% due 03/26/2026 •(j)(k)	5,000	5,386

Northern Trust Corp.
3.950% due 10/30/2025	70	76

Nuveen Finance LLC
4.125% due 11/01/2024	1,000	1,081

Office Properties Income Trust
4.250% due 05/15/2024	2,700	2,762

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	4,600	4,578
4.375% due 08/01/2023	10,775	11,364
4.750% due 01/15/2028	700	758
4.950% due 04/01/2024	1,200	1,287
5.250% due 01/15/2026	600	658

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	6,800	6,813

Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022	2,000	2,047
3.875% due 03/20/2027	1,900	2,060
4.125% due 02/01/2029	3,800	4,265

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	675	697

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	500	505
4.500% due 03/15/2023	16,900	17,530
5.250% due 08/15/2022	9,150	9,666

PartnerRe Finance B LLC
3.700% due 07/02/2029	8,000	8,355

Physicians Realty LP
3.950% due 01/15/2028	5,400	5,662
4.300% due 03/15/2027	7,600	8,131

Pinnacol Assurance
8.625% due 06/25/2034 «(l)	6,000	6,451

Piper Jaffray Cos.
4.740% due 10/15/2021 «(b)(l)	9,800	9,828
5.200% due 10/15/2023 «(b)(l)	12,200	12,247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PNC Bank N.A.
2.232% due 07/22/2022 •		$9,000	$9,011

PNC Financial Services Group, Inc.
3.500% due 01/23/2024		70	74

Principal Financial Group, Inc.
3.700% due 05/15/2029		2,300	2,481

Principal Life Global Funding
2.500% due 09/16/2029		4,100	4,079

Progressive Corp.
5.375% due 03/15/2023 •(j)		5,500	5,687

Protective Life Corp.
3.400% due 01/15/2030		14,600	14,840
4.300% due 09/30/2028		10,900	11,923

Protective Life Global Funding
1.999% due 09/14/2021		14,850	14,771

Provident Funding Associates LP
6.375% due 06/15/2025		2,100	2,053

Quicken Loans, Inc.
5.250% due 01/15/2028		29,278	30,325

Raymond James Financial, Inc.
3.625% due 09/15/2026		15	16

RBS Capital Trust
6.425% due 01/03/2034 •(j)		14,500	19,602

Regency Centers LP
2.950% due 09/15/2029		4,200	4,197
3.600% due 02/01/2027		2,200	2,312

Reliance Standard Life Global Funding
3.050% due 01/20/2021		1,900	1,920
3.850% due 09/19/2023		5,500	5,784

Royal Bank of Canada
2.100% due 10/14/2020		2,000	2,002
2.150% due 10/26/2020		60	60

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	780	883
3.628% (US0003M + 1.470%) due 05/15/2023 ~		$3,400	3,405
3.656% (US0003M + 1.550%) due 06/25/2024 ~		23,500	23,562
3.875% due 09/12/2023		1,100	1,136
4.269% due 03/22/2025 •		18,900	19,778
4.445% due 05/08/2030 •		4,900	5,252
4.800% due 04/05/2026		9,750	10,669
4.892% due 05/18/2029 •		18,900	20,811
5.076% due 01/27/2030 •		11,000	12,322
7.500% due 08/10/2020 •(j)(k)		12,563	12,861
7.648% due 09/30/2031 •(j)		1,684	2,332
8.000% due 08/10/2025 •(j)(k)		1,250	1,382
8.625% due 08/15/2021 •(j)(k)		16,927	18,169

Sabra Health Care LP
3.900% due 10/15/2029 (b)		2,700	2,666

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
3.700% due 03/28/2022		$7,800	$7,999
4.450% due 12/03/2021		14,800	15,462
4.500% due 07/17/2025		3,650	3,919

Santander UK Group Holdings PLC
2.875% due 10/16/2020		6,700	6,727
2.875% due 08/05/2021		30,900	31,043
3.373% due 01/05/2024 •		9,600	9,757
3.823% due 11/03/2028 •		15,626	16,102
4.750% due 09/15/2025		38,261	39,973
4.796% due 11/15/2024 •		15,000	16,079
7.375% due 06/24/2022 •(j)(k)	GBP	2,630	3,426

Santander UK PLC
2.125% due 11/03/2020		$13,500	13,495
2.375% due 03/16/2020		950	951
2.758% (US0003M + 0.620%) due 06/01/2021 ~		11,000	11,013
3.400% due 06/01/2021		13,600	13,839

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		3,800	3,983
5.250% due 05/23/2023 (k)		5,700	6,030
5.717% due 06/16/2021		5,500	5,779
6.125% due 02/07/2022		31,250	33,637

Scentre Group Trust
3.500% due 02/12/2025		3,300	3,424

Service Properties Trust
4.350% due 10/01/2024		8,500	8,612
4.375% due 02/15/2030		5,100	4,886
4.500% due 06/15/2023		1,200	1,236
4.750% due 10/01/2026		15,000	15,090
5.000% due 08/15/2022		3,500	3,660

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		28,300	28,594

SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~		10,200	10,202
3.250% due 10/15/2022		1,926	1,966

SL Green Realty Corp.
4.500% due 12/01/2022		10,550	11,113

SLM Corp.
5.125% due 04/05/2022		4,800	4,932

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		5,800	5,804
3.550% due 04/15/2024		3,700	3,848
4.125% due 07/15/2023		6,000	6,311

Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		8,300	8,463

Spirit Realty LP
3.200% due 01/15/2027		5,100	5,066
3.400% due 01/15/2030		5,300	5,266
4.000% due 07/15/2029		4,900	5,134
4.450% due 09/15/2026		7,000	7,489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Finance Corp.
7.750% due 10/01/2021		$5,000	$5,456
8.250% due 12/15/2020		4,100	4,366

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		7,100	7,140
3.785% due 05/21/2025 •		5,100	5,274

State Bank of India
3.128% (US0003M + 0.850%) due 01/20/2020 ~		5,400	5,407
3.250% due 01/24/2022		12,500	12,625

State Street Corp.
2.550% due 08/18/2020		35	35
3.776% due 12/03/2024 •		40	42

Stearns Holdings LLC
9.375% due 08/15/2020 ^(d)		12,213	5,893

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (j)	EUR	14,250	19,578

STORE Capital Corp.
4.500% due 03/15/2028		$3,400	3,673
4.625% due 03/15/2029		3,000	3,302

Sumitomo Mitsui Banking Corp.
2.514% due 01/17/2020		9,800	9,811
2.610% (US0003M + 0.310%) due 10/18/2019 ~		3,000	3,001

Sumitomo Mitsui Financial Group, Inc.
2.696% due 07/16/2024		44,000	44,530
2.778% due 10/18/2022		8,500	8,632
2.934% due 03/09/2021		5,900	5,954
3.102% due 01/17/2023		14,000	14,365
3.163% (US0003M + 0.860%) due 07/19/2023 ~		3,980	4,003
3.202% due 09/17/2029 (k)		6,000	6,089
3.443% (US0003M + 1.140%) due 10/19/2021 ~		35,000	35,450
3.782% (US0003M + 1.680%) due 03/09/2021 ~		30,000	30,554

Sunac China Holdings Ltd.
6.875% due 08/08/2020		4,900	4,927
7.350% due 07/19/2021		1,500	1,506
8.375% due 01/15/2021		16,600	16,942
8.625% due 07/27/2020		4,800	4,905

Synchrony Financial
3.517% (US0003M + 1.230%) due 02/03/2020 ~		13,350	13,379
3.700% due 08/04/2026		4,100	4,189
3.950% due 12/01/2027		5,300	5,439
4.375% due 03/19/2024		6,700	7,115

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		43,400	45,446

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,936	9,303
5.661% due 10/13/2041		3,338	5,305
5.801% due 10/13/2040		6,243	10,102

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Credit Corp.
3.450% due 09/20/2023		$40	$42

Trust F
4.869% due 01/15/2030		2,000	2,058
5.250% due 12/15/2024		2,000	2,145
5.250% due 01/30/2026		10,660	11,420
6.390% due 01/15/2050		1,700	1,815
6.950% due 01/30/2044		5,683	6,628

U.S. Bancorp
3.375% due 02/05/2024		60	63
5.300% due 04/15/2027 •(j)		5,500	5,899

UBS AG
2.450% due 12/01/2020		13,000	13,054
2.618% (US0003M + 0.480%) due 12/01/2020 ~		6,900	6,920
2.682% due 06/08/2020 •		36,150	36,253
5.125% due 05/15/2024 (k)		21,530	23,229
7.625% due 08/17/2022 (k)		40,917	46,199

UBS Group AG
3.126% due 08/13/2030 •		4,100	4,134

UBS Group Funding Switzerland AG
3.108% (US0003M + 0.950%) due 08/15/2023 ~		24,000	24,127
3.491% due 05/23/2023		16,700	17,152
4.125% due 09/24/2025		10,850	11,733

UDR, Inc.
2.950% due 09/01/2026		4,400	4,478
3.200% due 01/15/2030		6,100	6,292
3.500% due 01/15/2028		7,225	7,634
4.000% due 10/01/2025		14,000	15,151

UniCredit SpA
6.203% (US0003M + 3.900%) due 01/14/2022 ~		6,400	6,708
7.830% due 12/04/2023		45,150	52,972

Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		8,700	8,725
4.150% due 04/18/2023		6,000	6,209
4.200% due 06/07/2024		7,900	8,201

VEREIT Operating Partnership LP
4.625% due 11/01/2025		12,500	13,657
4.875% due 06/01/2026		6,299	6,983

Visa, Inc.
2.800% due 12/14/2022		30	31
3.150% due 12/14/2025		40	43

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	700	772

Vonovia Finance BV
5.000% due 10/02/2023		$1,100	1,167

Vornado Realty LP
3.500% due 01/15/2025		6,200	6,406

Washington Prime Group LP
3.850% due 04/01/2020		400	399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.450% due 08/15/2024	$29,850	$29,337

WEA Finance LLC
3.150% due 04/05/2022	2,340	2,388
3.250% due 10/05/2020	10,250	10,356
3.750% due 09/17/2024	10,905	11,564

Wells Fargo & Co.
2.625% due 07/22/2022	41,600	42,078
3.000% due 04/22/2026	31,751	32,590
3.000% due 10/23/2026	6,200	6,364
3.111% (US0003M + 0.930%) due 02/11/2022 ~	18,000	18,114
3.196% due 06/17/2027 •	19,670	20,342
3.393% (US0003M + 1.110%) due 01/24/2023 ~	41,950	42,430
3.486% (US0003M + 1.230%) due 10/31/2023 ~	11,181	11,356
3.550% due 09/29/2025	25,350	26,841
3.584% due 05/22/2028 •	33,906	35,948
3.750% due 01/24/2024	1,900	2,013
4.400% due 06/14/2046	1,250	1,407
5.889% (US0003M + 3.770%) due 12/15/2019 ~(j)	1,835	1,860

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •	1,000	998
2.300% (SOFRRATE + 0.480%) due 03/25/2020 ~	6,250	6,257
2.752% (US0003M + 0.620%) due 05/27/2022 ~	6,000	6,016
2.762% (US0003M + 0.650%) due 12/06/2019 ~	7,500	7,509
2.788% (US0003M + 0.510%) due 10/22/2021 ~	4,500	4,516
2.897% due 05/27/2022 •	12,350	12,492
3.550% due 08/14/2023	4,200	4,416
3.625% due 10/22/2021	3,900	4,014

Welltower, Inc.
3.625% due 03/15/2024	400	420
4.250% due 04/15/2028	2,500	2,745

Weyerhaeuser Co.
3.250% due 03/15/2023	12,275	12,572
4.000% due 11/15/2029	1,700	1,850
4.625% due 09/15/2023	4,430	4,813
7.125% due 07/15/2023	2,026	2,373
7.375% due 03/15/2032	19,459	27,290
7.950% due 03/15/2025	12,479	15,477
8.500% due 01/15/2025	12,449	16,047

WP Carey, Inc.
4.000% due 02/01/2025	8,000	8,398
4.250% due 10/01/2026	9,100	9,731
4.600% due 04/01/2024	9,164	9,806

XLIT Ltd.
4.450% due 03/31/2025	1,800	1,956

		6,424,098

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 32.0%

AbbVie, Inc.
2.300% due 05/14/2021	$65	$65
2.850% due 05/14/2023	17,385	17,698
3.200% due 05/14/2026	11,843	12,069
3.600% due 05/14/2025	11,418	11,882

Activision Blizzard, Inc.
3.400% due 09/15/2026	9,700	10,096
3.400% due 06/15/2027	4,800	4,996

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	5,000	5,034
4.375% due 07/03/2029	4,800	5,019

Adecoagro S.A.
6.000% due 09/21/2027	3,500	3,369

Aetna, Inc.
2.750% due 11/15/2022	35	35
2.800% due 06/15/2023	6,253	6,337

Air Canada Pass-Through Trust
3.300% due 07/15/2031	3,700	3,830
3.600% due 09/15/2028	3,821	4,006
4.125% due 11/15/2026	7,469	7,927
5.375% due 11/15/2022	1,155	1,188

Alcon Finance Corp.
3.000% due 09/23/2029	300	304

Alimentation Couche-Tard, Inc.
2.700% due 07/26/2022	7,250	7,307

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	17,460	17,721

Allergan Funding SCS
3.850% due 06/15/2024	1,854	1,958
4.550% due 03/15/2035	12,302	13,089

Allergan Sales LLC
4.875% due 02/15/2021	12,942	13,306
5.000% due 12/15/2021	3,650	3,836

ALROSA Finance S.A.
4.650% due 04/09/2024	8,300	8,703

Altice Financing S.A.
7.500% due 05/15/2026	5,000	5,325

Altice France S.A.
5.500% due 01/15/2028	1,400	1,419
8.125% due 02/01/2027	7,000	7,744

Altice Luxembourg S.A.
7.750% due 05/15/2022	1,581	1,619

Amazon.com, Inc.
2.800% due 08/22/2024	65	68

America Movil S.A.B. de C.V.
5.000% due 03/30/2020	1,705	1,727

American Airlines Pass-Through Trust
3.000% due 04/15/2030	4,010	4,097
3.150% due 08/15/2033	15,200	15,620
3.350% due 04/15/2031	9,270	9,559
3.375% due 11/01/2028	7,466	7,734

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 03/22/2029	$3,338	$3,510
3.600% due 04/15/2031	3,500	3,593
3.650% due 02/15/2029	2,716	2,895
3.700% due 04/01/2028	2,745	2,886
4.000% due 01/15/2027	2,430	2,564
5.250% due 07/31/2022	1,207	1,243

Amgen, Inc.
2.250% due 08/19/2023	7,247	7,296
3.625% due 05/22/2024	4,800	5,089
4.663% due 06/15/2051	29,404	34,289

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	20,498	23,744
4.900% due 02/01/2046	29,100	34,671

Anheuser-Busch InBev Worldwide, Inc.
4.600% due 04/15/2048	1,500	1,732
4.750% due 01/23/2029	11,000	12,820
4.750% due 04/15/2058	14,739	17,192
4.900% due 01/23/2031	2,000	2,384
5.450% due 01/23/2039	18,860	23,902
5.550% due 01/23/2049	5,700	7,474
5.800% due 01/23/2059	6,600	9,003

Anthem, Inc.
2.375% due 01/15/2025	11,900	11,844
3.650% due 12/01/2027	10,100	10,638

AP Moller - Maersk A/S
3.875% due 09/28/2025	12,900	13,225
4.500% due 06/20/2029	8,000	8,465

Apple, Inc.
2.150% due 02/09/2022	55	55
2.200% due 09/11/2029	49,600	48,762
2.450% due 08/04/2026	11,700	11,884
2.850% due 05/11/2024	35	36
3.000% due 06/20/2027	30	32

Aptiv PLC
4.350% due 03/15/2029	10,100	10,931

ArcelorMittal
3.600% due 07/16/2024	5,800	5,866
4.550% due 03/11/2026	20	21

Arrow Electronics, Inc.
3.250% due 09/08/2024	4,830	4,913

Ashtead Capital, Inc.
5.250% due 08/01/2026	600	640

Associated Materials LLC
9.000% due 01/01/2024	1,700	1,500

Autodesk, Inc.
3.600% due 12/15/2022	3,000	3,093

Automatic Data Processing, Inc.
2.250% due 09/15/2020	60	60

AutoNation, Inc.
3.350% due 01/15/2021	8,530	8,612

Bacardi Ltd.
4.700% due 05/15/2028	19,600	21,429
5.150% due 05/15/2038	10,500	11,547

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Baidu, Inc.
2.875% due 07/06/2022	$4,800	$4,830
3.500% due 11/28/2022	3,000	3,075
3.875% due 09/29/2023	17,400	18,129
4.375% due 05/14/2024	8,100	8,637
4.375% due 03/29/2028	9,800	10,642

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	1,200	1,232

BAT Capital Corp.
4.390% due 08/15/2037	21,500	20,911

BAT International Finance PLC
2.750% due 06/15/2020	800	802

Bayer U.S. Finance LLC
2.750% due 07/15/2021	170	171
3.000% due 10/08/2021	10,957	11,096
3.375% due 07/15/2024	3,900	3,991
3.875% due 12/15/2023	6,000	6,272
4.250% due 12/15/2025	600	641

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026 (b)	6,300	6,355

BMW Finance NV
2.250% due 08/12/2022	3,500	3,505

BMW U.S. Capital LLC
2.250% due 09/15/2023	30	30

Boeing Co.
2.300% due 08/01/2021	2,900	2,913
2.700% due 02/01/2027	5,000	5,113

Bombardier, Inc.
6.125% due 01/15/2023	2,100	2,144
7.500% due 12/01/2024	900	905

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	500	502

Boston Scientific Corp.
3.375% due 05/15/2022	4,000	4,115
3.850% due 05/15/2025	17,051	18,342

Braskem Finance Ltd.
5.375% due 05/02/2022	6,100	6,409
5.750% due 04/15/2021	300	312
6.450% due 02/03/2024	1,500	1,659

Bristol-Myers Squibb Co.
3.200% due 06/15/2026	9,535	10,005
3.400% due 07/26/2029	15,000	16,052

British Airways Pass-Through Trust
3.300% due 06/15/2034	9,400	9,819
3.350% due 12/15/2030	1,000	1,022
4.625% due 12/20/2025	1,107	1,175

Broadcom Corp.
2.650% due 01/15/2023	4,120	4,119
3.625% due 01/15/2024	70,045	71,713
3.875% due 01/15/2027	5,050	5,081

Broadcom, Inc.
3.125% due 04/15/2021	1,900	1,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 10/15/2024	$26,953	$27,450
4.250% due 04/15/2026	12,320	12,738
4.750% due 04/15/2029	10,800	11,426

Burlington Northern Santa Fe LLC
3.400% due 09/01/2024	1,700	1,803
3.650% due 09/01/2025	35	38

Caesars Resort Collection LLC
5.250% due 10/15/2025	9,500	9,737

Campbell Soup Co.
2.749% (US0003M + 0.630%) due 03/15/2021 ~	1,500	1,500
3.650% due 03/15/2023	13,516	14,070
3.800% due 08/02/2042	1,800	1,717
3.950% due 03/15/2025	2,800	2,971
4.150% due 03/15/2028	4,300	4,635
4.800% due 03/15/2048	8,200	9,265

Canadian Natural Resources Ltd.
3.900% due 02/01/2025	30	32

Canadian Pacific Railway Co.
6.125% due 09/15/2115	10,000	14,984

Cardinal Health, Inc.
4.368% due 06/15/2047	2,000	1,914

CBS Corp.
3.500% due 01/15/2025	2,015	2,097

Celanese U.S. Holdings LLC
3.500% due 05/08/2024	35	36

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	2,155	2,403

Celgene Corp.
4.350% due 11/15/2047	6,175	7,168
4.550% due 02/20/2048	1,411	1,686

Cenovus Energy, Inc.
5.250% due 06/15/2037	8,300	9,058
5.700% due 10/15/2019	4,365	4,370

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	13,800	14,342
4.500% due 01/15/2021	500	512

Charter Communications Operating LLC
3.750% due 02/15/2028	28,900	29,684
4.200% due 03/15/2028	10,500	11,063
4.464% due 07/23/2022	32,765	34,505
4.500% due 02/01/2024	5,100	5,483
4.908% due 07/23/2025	11,435	12,576
5.050% due 03/30/2029	7,819	8,757
5.125% due 07/01/2049	28,200	30,159
5.375% due 04/01/2038	7,900	8,858
5.375% due 05/01/2047	6,985	7,613
5.750% due 04/01/2048	15,590	17,794

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	10,460	11,480

China Merchants Finance Co. Ltd.
3.500% due 08/03/2020	2,000	2,012

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cigna Corp.
2.789% (US0003M + 0.650%) due 09/17/2021 ~	$3,600	$3,600
3.193% (US0003M + 0.890%) due 07/15/2023 ~	1,900	1,905

Cimarex Energy Co.
4.375% due 06/01/2024	33,442	35,165

CNH Industrial NV
3.850% due 11/15/2027	15	15

Coca-Cola Femsa S.A.B. de C.V.
3.875% due 11/26/2023	35	37

Comcast Corp.
2.350% due 01/15/2027	30	30
2.750% due 03/01/2023	85	87
2.933% (US0003M + 0.630%) due 04/15/2024 ~	3,700	3,725
3.150% due 03/01/2026	6,500	6,813
3.700% due 04/15/2024	10,100	10,776
3.950% due 10/15/2025	40,000	43,585
3.999% due 11/01/2049	9,131	10,165
4.700% due 10/15/2048	10,000	12,274

CommonSpirit Health
2.760% due 10/01/2024	12,200	12,366

Community Health Systems, Inc.
5.125% due 08/01/2021	2,125	2,128
6.250% due 03/31/2023	7,975	7,952
8.000% due 03/15/2026	3,100	3,100
8.625% due 01/15/2024	19,400	20,079

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~	2,500	2,501
4.300% due 05/01/2024	24,800	26,630

Concho Resources, Inc.
3.750% due 10/01/2027	3,530	3,673
4.300% due 08/15/2028	21,150	22,833

Constellation Brands, Inc.
2.700% due 05/09/2022	3,700	3,748

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)	3,621	1,575

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	423	446
4.750% due 07/12/2022	1,271	1,306
7.250% due 05/10/2021	8,931	8,972

Continental Resources, Inc.
4.375% due 01/15/2028	24,700	25,565
5.000% due 09/15/2022	4,424	4,466

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (c)	1,800	1,820

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	5,000	4,938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Costco Wholesale Corp.
2.150% due 05/18/2021	$100	$100

Cox Communications, Inc.
3.250% due 12/15/2022	8,700	8,930
3.850% due 02/01/2025	4,800	5,077

CRH America Finance, Inc.
3.400% due 05/09/2027	4,498	4,651
3.950% due 04/04/2028	13,500	14,450

CRH America, Inc.
3.875% due 05/18/2025	3,200	3,402

Crown Americas LLC
4.750% due 02/01/2026	2,000	2,098

Crown Castle Towers LLC
3.222% due 05/15/2042	4,000	4,047
4.241% due 07/15/2048	11,900	13,136

CSC Holdings LLC
5.750% due 01/15/2030	2,100	2,197

CSN Resources S.A.
6.500% due 07/21/2020	4,900	5,010

Cummins, Inc.
3.650% due 10/01/2023	25	27

CVS Health Corp.
2.625% due 08/15/2024	2,500	2,511
3.000% due 08/15/2026	4,700	4,730
3.700% due 03/09/2023	16,188	16,860
3.875% due 07/20/2025	29,660	31,444
4.000% due 12/05/2023	1,300	1,375
4.300% due 03/25/2028	42,400	45,899
5.125% due 07/20/2045	1,185	1,352

CVS Pass-Through Trust
4.163% due 08/11/2036	358	374
5.789% due 01/10/2026	61	66
5.926% due 01/10/2034	392	456
6.036% due 12/10/2028	2,600	2,927
8.353% due 07/10/2031	373	477

D.R. Horton, Inc.
4.000% due 02/15/2020	2,950	2,968
5.750% due 08/15/2023	12,030	13,368

DAE Funding LLC
4.000% due 08/01/2020	1,200	1,211
5.000% due 08/01/2024	3,800	3,971
5.250% due 11/15/2021	200	209

Daimler Finance North America LLC
2.550% due 08/15/2022	300	301
3.058% (US0003M + 0.900%) due 02/15/2022 ~	6,300	6,335

Danone S.A.
1.691% due 10/30/2019	800	800
2.077% due 11/02/2021	13,079	13,063

Dell International LLC
4.000% due 07/15/2024	24,665	25,816
4.420% due 06/15/2021	59,152	61,007

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.900% due 10/01/2026	$2,150	$2,305
5.450% due 06/15/2023	40,200	43,801
6.020% due 06/15/2026	9,600	10,834

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	4,244	4,664

Discovery Communications LLC
4.125% due 05/15/2029	17,000	17,924

DISH DBS Corp.
5.125% due 05/01/2020	2,200	2,230
6.750% due 06/01/2021	19,488	20,556

DP World Crescent Ltd.
4.848% due 09/26/2028	19,800	21,786

DP World PLC
6.850% due 07/02/2037	5,720	7,559

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	925	942

Eaton Corp.
2.750% due 11/02/2022	30	31

eBay, Inc.
3.600% due 06/05/2027	18,900	19,698
4.000% due 07/15/2042	8,200	7,994

Edwards Lifesciences Corp.
4.300% due 06/15/2028	6,700	7,555

Embraer Netherlands Finance BV
5.050% due 06/15/2025	1,200	1,316
5.400% due 02/01/2027	1,600	1,816

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~	36,600	36,608
6.250% due 03/01/2078 •	8,700	9,234

Energy Transfer Operating LP
4.050% due 03/15/2025	14,239	14,903
4.150% due 10/01/2020	5,240	5,319
4.250% due 03/15/2023	1,700	1,778
4.750% due 01/15/2026	7,050	7,649
5.150% due 03/15/2045	1,250	1,313
5.300% due 04/15/2047	13,200	14,223
5.950% due 10/01/2043	1,000	1,133
6.050% due 06/01/2041	6,400	7,329
6.125% due 12/15/2045	4,300	5,049
6.500% due 02/01/2042	3,600	4,325
6.625% due 10/15/2036	290	352
7.500% due 07/01/2038	4,302	5,533

Energy Transfer Partners LP
4.500% due 11/01/2023	8,900	9,438
5.000% due 10/01/2022	850	902
5.750% due 09/01/2020	1,860	1,902
5.875% due 03/01/2022	9,278	9,928

Entergy Louisiana LLC
3.120% due 09/01/2027	4,300	4,499
4.050% due 09/01/2023	1,160	1,241

Enterprise Products Operating LLC
4.150% due 10/16/2028	21,130	23,425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 02/15/2048		$2,485	$2,678
4.450% due 02/15/2043		6,890	7,552
4.875% due 08/16/2077 •		9,900	9,581
5.375% due 02/15/2078 •		10,700	10,344
5.700% due 02/15/2042		15,002	18,893

EQM Midstream Partners LP
4.000% due 08/01/2024		21,160	20,525
4.750% due 07/15/2023		11,700	11,752
5.500% due 07/15/2028		1,651	1,653

EQT Corp.
3.000% due 10/01/2022		11,800	11,351
3.900% due 10/01/2027		11,600	10,066
4.875% due 11/15/2021		2,247	2,306

ERAC USA Finance LLC
2.600% due 12/01/2021		5,100	5,127
5.250% due 10/01/2020		1,100	1,134

Expedia Group, Inc.
3.250% due 02/15/2030		10,900	10,896

Fairstone Financial, Inc.
7.875% due 07/15/2024		2,500	2,619

FedEx Corp.
3.100% due 08/05/2029		9,998	9,960

Fiserv, Inc.
3.200% due 07/01/2026		7,600	7,885
4.200% due 10/01/2028		4,905	5,428

Flex Ltd.
4.875% due 06/15/2029		18,100	19,041

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		2,800	2,865

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		14,900	14,866
4.000% due 09/21/2023		12,400	13,115

Fox Corp.
3.666% due 01/25/2022		2,500	2,582
4.030% due 01/25/2024		12,200	12,987
4.709% due 01/25/2029		9,220	10,532

Freeport Minerals Corp.
9.500% due 06/01/2031		200	251

Frontera Energy Corp.
9.700% due 06/25/2023		8,000	8,510

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		2,000	2,006

General Dynamics Corp.
2.875% due 05/11/2020		30	30

General Electric Co.
0.375% due 05/17/2022	EUR	1,400	1,520
3.100% due 01/09/2023		$1,115	1,131
3.450% due 05/15/2024		1,035	1,064
5.000% due 01/21/2021 •(j)		31,700	30,124
5.550% due 05/04/2020		1,351	1,371
5.550% due 01/05/2026		33,200	37,580

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 01/14/2038		$2,396	$2,883
6.875% due 01/10/2039		1,108	1,469

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~		3,975	3,983

Georgia-Pacific LLC
8.000% due 01/15/2024		800	986

Glencore Funding LLC
4.125% due 03/12/2024		10,300	10,833

Global Payments, Inc.
2.650% due 02/15/2025		3,800	3,821
3.200% due 08/15/2029		4,300	4,364

Globo Comunicacao e Participacoes S.A.
4.875% due 04/11/2022		2,700	2,803

GMR Hyderabad International Airport Ltd.
5.375% due 04/10/2024		2,900	2,986

GTP Acquisition Partners LLC
2.350% due 06/15/2045		11,800	11,797

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025		2,900	3,142

HCA, Inc.
4.125% due 06/15/2029		10,000	10,491
4.750% due 05/01/2023		2,650	2,841
5.000% due 03/15/2024		12,404	13,559
5.125% due 06/15/2039		1,000	1,097
5.250% due 06/15/2026		30	33

Health and Happiness International Holdings Ltd.
7.250% due 06/21/2021		1,768	1,795

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		3,000	3,064

Home Depot, Inc.
3.250% due 03/01/2022		30	31

Humana, Inc.
3.150% due 12/01/2022		5,000	5,122
3.950% due 03/15/2027		1,500	1,594
3.950% due 08/15/2049		2,000	2,002

Huntington Ingalls Industries, Inc.
5.000% due 11/15/2025		2,300	2,415

Huntsman International LLC
4.500% due 05/01/2029		16,400	17,307

Hyundai Capital America
2.945% due 09/18/2020 •		11,400	11,421

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	1,700	1,923

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		2,100	2,342

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$3,700	3,746

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHS Markit Ltd.
3.625% due 05/01/2024	$900	$934
4.125% due 08/01/2023	5,900	6,216
4.250% due 05/01/2029	17,242	18,586
4.750% due 08/01/2028	6,250	6,978

Imperial Brands Finance PLC
3.125% due 07/26/2024	9,900	9,932
3.500% due 07/26/2026	8,700	8,709
3.750% due 07/21/2022	11,755	12,106
3.875% due 07/26/2029	18,600	18,786

Intel Corp.
1.850% due 05/11/2020	60	60

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	5,500	5,565
3.750% due 10/01/2021	4,500	4,614

JB Hunt Transport Services, Inc.
3.875% due 03/01/2026	6,200	6,579

Kansas City Southern
3.125% due 06/01/2026	8,645	8,830
4.950% due 08/15/2045	1,631	1,964

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	8,400	9,451

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	2,610	2,664
6.550% due 09/15/2040	3,300	4,101
6.950% due 01/15/2038	600	785
7.300% due 08/15/2033	7,335	9,811
7.400% due 03/15/2031	500	656
7.500% due 11/15/2040	5,500	7,504

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,300	2,556

Kinetic Concepts, Inc.
12.500% due 11/01/2021	3,000	3,195

KLA Corp.
4.100% due 03/15/2029	5,000	5,523
4.125% due 11/01/2021	7,885	8,152

Komatsu Finance America, Inc.
2.118% due 09/11/2020	2,000	1,995
2.437% due 09/11/2022	2,400	2,405

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	13,700	13,674
3.950% due 07/15/2025	1,730	1,812
4.875% due 02/15/2025	3,962	4,079
5.000% due 06/04/2042	10,400	10,749
6.500% due 02/09/2040	1,358	1,611
6.875% due 01/26/2039	20,000	24,701
7.125% due 08/01/2039	7,120	9,018

L3Harris Technologies, Inc.
2.746% (US0003M + 0.480%) due 04/30/2020 ~	7,500	7,501

Laboratory Corp. of America Holdings
3.600% due 02/01/2025	19,889	20,870

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lam Research Corp.
2.800% due 06/15/2021	$50	$51

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (j)	6,000	5,681

Las Vegas Sands Corp.
3.200% due 08/08/2024	124,910	127,392
3.500% due 08/18/2026	19,100	19,431

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,026	3,106

Lockheed Martin Corp.
3.100% due 01/15/2023	70	72

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	7,658	9,594

Magellan Health, Inc.
4.900% due 09/22/2024	14,500	14,518

Marathon Oil Corp.
3.850% due 06/01/2025	6,791	7,067
4.400% due 07/15/2027	15,000	16,018

Marathon Petroleum Corp.
3.625% due 09/15/2024	35	37

Marriott International, Inc.
3.750% due 03/15/2025	3,375	3,541
4.500% due 10/01/2034	6,099	6,688

Marvell Technology Group Ltd.
4.200% due 06/22/2023	11,200	11,747
4.875% due 06/22/2028	11,200	12,452

Masco Corp.
3.500% due 11/15/2027	5,000	5,083
4.500% due 05/15/2047	1,100	1,118
5.950% due 03/15/2022	3,808	4,097
7.125% due 03/15/2020	2,697	2,751

Masonite International Corp.
5.750% due 09/15/2026	5,750	6,088

Massachusetts Institute of Technology
4.678% due 07/01/2114	150	212

McDonald’s Corp.
2.625% due 09/01/2029	13,500	13,480
2.750% due 12/09/2020	25	25
3.625% due 09/01/2049	7,500	7,623

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	38,275	38,814
5.250% due 04/26/2026	20,400	20,809
5.625% due 07/17/2027	8,300	8,635

Metinvest BV
7.750% due 04/23/2023	7,450	7,872

MGM China Holdings Ltd.
5.375% due 05/15/2024	15,200	15,808
5.875% due 05/15/2026	9,000	9,450

Microchip Technology, Inc.
3.922% due 06/01/2021	3,800	3,883

Micron Technology, Inc.
4.185% due 02/15/2027	11,500	11,847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.640% due 02/06/2024		$5,800	$6,171
4.663% due 02/15/2030		350	365
5.327% due 02/06/2029		6,400	7,043
5.500% due 02/01/2025		2,800	2,878

Microsoft Corp.
2.875% due 02/06/2024		65	68

Mitchells & Butlers Finance PLC
1.231% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	910	1,050

MMK International Capital DAC
4.375% due 06/13/2024		$10,400	10,894

Moody’s Corp.
4.875% due 02/15/2024		1,500	1,654

MPLX LP
4.000% due 03/15/2028		50	52
4.500% due 04/15/2038		9,900	10,284
4.900% due 04/15/2058		2,600	2,664
5.250% due 01/15/2025		6,300	6,652
6.375% due 05/01/2024		2,400	2,520
6.875% due 02/15/2023 •(j)		7,800	7,810

Mylan NV
3.150% due 06/15/2021		3,830	3,880
3.750% due 12/15/2020		340	345
3.950% due 06/15/2026		36,300	37,596

Mylan, Inc.
3.125% due 01/15/2023		10,460	10,576
4.200% due 11/29/2023		13,500	14,159
4.550% due 04/15/2028		3,700	3,945

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (j)		19,200	19,783

Netflix, Inc.
3.875% due 11/15/2029	EUR	9,000	10,430
5.375% due 11/15/2029		$1,700	1,772

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		4,000	3,992

Newell Brands, Inc.
3.850% due 04/01/2023		10,038	10,357
4.200% due 04/01/2026		8,294	8,671

Northrop Grumman Corp.
3.500% due 03/15/2021		50	51

Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		594	612
7.027% due 05/01/2021		887	890

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		4,583	4,468

NTT Finance Corp.
1.900% due 07/21/2021		3,650	3,630

Nucor Corp.
3.950% due 05/01/2028		20	22

NVR, Inc.
3.950% due 09/15/2022		4,000	4,173

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.875% due 06/18/2026	$4,700	$4,950
4.125% due 06/01/2021	3,900	4,003
4.300% due 06/18/2029	6,000	6,430
4.625% due 06/15/2022	2,950	3,092
4.625% due 06/01/2023	8,100	8,637
5.350% due 03/01/2026	1,100	1,235

Occidental Petroleum Corp.
2.600% due 08/13/2021	2,400	2,416
2.700% due 08/15/2022	7,000	7,064
2.900% due 08/15/2024	8,000	8,070
3.437% (US0003M + 1.250%) due 08/13/2021 ~	2,900	2,918
3.637% (US0003M + 1.450%) due 08/15/2022 ~	5,000	5,034
5.550% due 03/15/2026	1,200	1,358
6.950% due 07/01/2024	2,679	3,145

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (g)(j)	276	3
0.000% due 10/31/2019 (g)(j)	3,303	41

ONEOK Partners LP
3.375% due 10/01/2022	7,991	8,189
4.900% due 03/15/2025	5,700	6,272
5.000% due 09/15/2023	7,200	7,800

Oracle Corp.
2.950% due 11/15/2024	70	73
3.250% due 11/15/2027	5,100	5,413
3.800% due 11/15/2037	7,500	8,249

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	2,800	2,749

Owens Corning
3.400% due 08/15/2026	15,655	15,744
4.300% due 07/15/2047	10,079	9,177
4.400% due 01/30/2048	1,900	1,753

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	2,930	2,987
6.000% due 04/07/2023	8,600	9,442

Parker-Hannifin Corp.
2.700% due 06/14/2024	35	36

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	18,400	18,462
3.900% due 02/01/2024	4,600	4,844
4.125% due 08/01/2023	7,800	8,260
4.875% due 07/11/2022	1,700	1,812

PerkinElmer, Inc.
3.300% due 09/15/2029	16,700	16,718

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	2,200	2,276

Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022	3,750	2,981

Petroleos Mexicanos
5.625% due 01/23/2046	2,693	2,317
6.500% due 03/13/2027	32,575	33,992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 01/23/2029	$8,500	$8,659
6.840% due 01/23/2030	14,400	14,918
7.690% due 01/23/2050	6,192	5,981

Phillips 66 Partners LP
3.605% due 02/15/2025	65	68

Pioneer Natural Resources Co.
3.950% due 07/15/2022	3,277	3,412
4.450% due 01/15/2026	17,588	19,285
7.200% due 01/15/2028	4,497	5,732
7.500% due 01/15/2020	22,748	23,066

QUALCOMM, Inc.
2.900% due 05/20/2024	75	77

QVC, Inc.
4.375% due 03/15/2023	6,400	6,619
4.450% due 02/15/2025	7,900	8,203
4.850% due 04/01/2024	4,274	4,514
5.125% due 07/02/2022	6,527	6,860

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	919

Reckitt Benckiser Treasury Services PLC
2.695% (US0003M + 0.560%) due 06/24/2022 ~	2,200	2,193

RELX Capital, Inc.
4.000% due 03/18/2029	25	27

Rockies Express Pipeline LLC
5.625% due 04/15/2020	9,300	9,451

Rockwell Collins, Inc.
3.500% due 03/15/2027	5,000	5,340

S&P Global, Inc.
4.400% due 02/15/2026	25	28

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	1,200	1,305
5.625% due 03/01/2025	6,800	7,646
5.750% due 05/15/2024	13,010	14,511
5.875% due 06/30/2026	10,705	12,281
6.250% due 03/15/2022	7,000	7,545

Sands China Ltd.
4.600% due 08/08/2023	2,200	2,333
5.125% due 08/08/2025	20,500	22,559

SASOL Financing USA LLC
5.875% due 03/27/2024	10,900	11,784

Schneider Electric SE
2.950% due 09/27/2022	95	97

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	2,800	2,814
2.875% due 09/23/2023	65	66

Southern Co.
2.350% due 07/01/2021	5,800	5,819
2.950% due 07/01/2023	70	72
3.250% due 07/01/2026	13,475	13,933

Southwest Airlines Co.
2.650% due 11/05/2020	50	50

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		$2,084	$2,216

Spirit AeroSystems, Inc.
3.850% due 06/15/2026		3,800	3,893
3.950% due 06/15/2023		6,510	6,756
4.600% due 06/15/2028		12,961	13,972

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		1,202	1,240
4.100% due 10/01/2029		2,554	2,695

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		7,100	7,144
4.738% due 09/20/2029		19,100	20,351

Standard Industries, Inc.
4.750% due 01/15/2028		4,500	4,668
5.000% due 02/15/2027		8,900	9,236

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023		300	305

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026		5,861	6,085
5.350% due 05/15/2045		7,100	7,624

Suntory Holdings Ltd.
2.550% due 06/28/2022		4,000	4,013

Syngenta Finance NV
4.441% due 04/24/2023		8,900	9,307
4.892% due 04/24/2025		5,500	5,830
5.182% due 04/24/2028		21,700	23,090

Tech Data Corp.
3.700% due 02/15/2022		3,500	3,580

Telefonica Emisiones S.A.
4.103% due 03/08/2027		1,900	2,076
4.665% due 03/06/2038		7,600	8,377

Tencent Holdings Ltd.
3.251% (US0003M + 0.910%) due 04/11/2024 ~		7,000	7,010
3.575% due 04/11/2026		13,500	14,120
3.975% due 04/11/2029		23,900	25,659

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		4,227	3,915

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		8,484	7,307
3.650% due 11/10/2021		12,754	11,845

Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	900	738
2.200% due 07/21/2021		$13,091	12,011
2.800% due 07/21/2023		17,130	13,897
3.250% due 04/15/2022	EUR	1,950	1,981

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~		$17,300	17,295

Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026		4,900	5,052
3.000% due 04/15/2023		12,800	13,181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thomson Reuters Corp.
3.350% due 05/15/2026	$6,600	$6,807

Time Warner Cable LLC
4.125% due 02/15/2021	1,500	1,527
4.500% due 09/15/2042	9,000	8,870
5.000% due 02/01/2020	7,400	7,460

Times Square Hotel Trust
8.528% due 08/01/2026	504	592

TransCanada PipeLines Ltd.
4.250% due 05/15/2028	40	44

Transcontinental Gas Pipe Line Co. LLC
7.850% due 02/01/2026	12,066	15,287

Transocean Guardian Ltd.
5.875% due 01/15/2024	10,324	10,427

Transocean Pontus Ltd.
6.125% due 08/01/2025	1,691	1,725

Transocean, Inc.
7.250% due 11/01/2025	3,800	3,363
9.000% due 07/15/2023	4,000	4,165

Trimble, Inc.
4.150% due 06/15/2023	4,300	4,495
4.900% due 06/15/2028	9,200	9,992

Trinity Acquisition PLC
4.400% due 03/15/2026	35	38

Triumph Group, Inc.
4.875% due 04/01/2021	1,800	1,804
6.250% due 09/15/2024	1,200	1,251
7.750% due 08/15/2025	2,000	2,025

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,234	3,019

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	412	435
7.125% due 04/22/2025	1,363	1,537

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (b)	8,900	8,900

Union Pacific Corp.
3.550% due 08/15/2039	4,100	4,310
3.950% due 08/15/2059	3,000	3,215

United Airlines Pass-Through Trust
2.700% due 11/01/2033	3,650	3,642
2.875% due 04/07/2030	18,267	18,478
3.100% due 01/07/2030	1,301	1,337
3.100% due 04/07/2030	4,696	4,764
3.450% due 01/07/2030	10,018	10,412
3.700% due 09/01/2031	3,544	3,687
4.150% due 02/25/2033	12,000	13,127

United Parcel Service, Inc.
2.050% due 04/01/2021	65	65

United Technologies Corp.
1.900% due 05/04/2020	20	20
4.125% due 11/16/2028	15,140	17,147

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UnitedHealth Group, Inc.
2.700% due 07/15/2020		$35	$35
2.750% due 02/15/2023		55	56
3.750% due 07/15/2025		1,000	1,077

Universal Health Services, Inc.
4.750% due 08/01/2022		2,000	2,020

Univision Communications, Inc.
5.125% due 02/15/2025		5,800	5,670

Vale Overseas Ltd.
6.250% due 08/10/2026		13,900	16,089
6.875% due 11/21/2036		4,900	6,233
6.875% due 11/10/2039		3,600	4,604

Vale S.A.
3.750% due 01/10/2023	EUR	700	828

Valero Energy Corp.
4.000% due 04/01/2029		$7,500	7,980
4.350% due 06/01/2028		25	27

Valero Energy Partners LP
4.375% due 12/15/2026		2,500	2,718
4.500% due 03/15/2028		8,100	8,861

Viterra, Inc.
5.950% due 08/01/2020		470	483

VMware, Inc.
2.950% due 08/21/2022		14,600	14,813
3.900% due 08/21/2027		15,345	15,799

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		2,800	2,800
2.946% (US0003M + 0.770%) due 11/13/2020 ~		15,400	15,455
2.972% (US0003M + 0.860%) due 09/24/2021 ~		3,200	3,206
3.121% (US0003M + 0.940%) due 11/12/2021 ~		7,700	7,745
4.000% due 11/12/2021		5,900	6,099
4.625% due 11/13/2025		9,100	10,040
4.750% due 11/13/2028		3,000	3,341

Vulcan Materials Co.
2.719% (US0003M + 0.600%) due 06/15/2020 ~		4,250	4,253

Wabtec Corp.
4.400% due 03/15/2024		2,300	2,451
4.950% due 09/15/2028		18,800	20,764

Walmart, Inc.
3.400% due 06/26/2023		65	68

Walt Disney Co.
2.000% due 09/01/2029		25,000	24,378

Warner Media LLC
4.850% due 07/15/2045		5,000	5,312

Waste Management, Inc.
3.450% due 06/15/2029		30	32

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		2,600	2,699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Western Digital Corp.
4.750% due 02/15/2026	$7,600	$7,838

WestJet Airlines Ltd.
3.500% due 06/16/2021	4,100	4,170

Willamette Industries, Inc.
7.350% due 07/01/2026	2,000	2,437
9.000% due 10/01/2021	1,500	1,675

Williams Cos., Inc.
4.850% due 03/01/2048	11,000	11,823
5.100% due 09/15/2045	650	713

Woodside Finance Ltd.
3.650% due 03/05/2025	9,700	10,005
3.700% due 09/15/2026	11,375	11,776
3.700% due 03/15/2028	6,100	6,269
4.500% due 03/04/2029	15,000	16,365

WRKCo, Inc.
3.000% due 09/15/2024	805	822
3.900% due 06/01/2028	7,400	7,811

Wyndham Destinations, Inc.
5.750% due 04/01/2027	8,300	8,995

Wynn Macau Ltd.
4.875% due 10/01/2024	20,050	20,025
5.500% due 10/01/2027	39,220	39,808

Wynn Resorts Finance LLC
5.125% due 10/01/2029	16,100	16,901

Yara International ASA
4.750% due 06/01/2028	16,500	17,995

Yellowstone Energy LP
5.750% due 12/31/2026 «	3,445	3,688

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	1,100	1,125

ZF North America Capital, Inc.
4.500% due 04/29/2022	3,329	3,408

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	7,773	7,787
3.150% due 04/01/2022	10,000	10,197
3.550% due 04/01/2025	23,922	25,135
3.700% due 03/19/2023	1,000	1,043
4.625% due 11/30/2019	1,580	1,586

Zoetis, Inc.
3.000% due 09/12/2027	2,300	2,363
3.250% due 02/01/2023	80	82

		4,744,732

UTILITIES 8.9%

American Electric Power Co., Inc.
3.200% due 11/13/2027	65	68
3.650% due 12/01/2021	9,300	9,597

American Transmission Systems, Inc.
5.250% due 01/15/2022	4,275	4,556

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	$59,700	$60,004
3.065% (US0003M + 0.890%) due 02/15/2023 ~	3,925	3,934
3.253% (US0003M + 0.950%) due 07/15/2021 ~	4,500	4,541
3.312% (US0003M + 1.180%) due 06/12/2024 ~	26,200	26,697
3.800% due 02/15/2027	1,860	1,974
3.875% due 01/15/2026	2,992	3,178
4.100% due 02/15/2028	11,851	12,844
4.125% due 02/17/2026	19,000	20,537
4.250% due 03/01/2027	155	169
4.300% due 02/15/2030	59,979	66,068
4.500% due 03/09/2048	22,500	24,226
4.550% due 03/09/2049	18,815	20,334
4.800% due 06/15/2044	2,025	2,249
5.150% due 03/15/2042	4,200	4,840
5.150% due 11/15/2046	10,330	12,001
5.350% due 09/01/2040	636	747
5.450% due 03/01/2047	22,000	26,618

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	9,000	9,038

Berkshire Hathaway Energy Co.
2.375% due 01/15/2021	45	45
4.450% due 01/15/2049	16,400	19,618

Black Hills Corp.
3.875% due 10/15/2049 (b)	5,500	5,558

BP Capital Markets America, Inc.
3.410% due 02/11/2026	45	48

CenterPoint Energy, Inc.
2.500% due 09/01/2024	4,900	4,899

Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021	2,950	3,091

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	12,005	12,379

CNOOC Finance Ltd.
4.250% due 01/26/2021	700	717

Delmarva Power & Light Co.
3.500% due 11/15/2023	40	42

Dominion Energy, Inc.
2.579% due 07/01/2020	30	30

Drax Finco PLC
6.625% due 11/01/2025	3,200	3,344

Duke Energy Carolinas LLC
2.450% due 08/15/2029	16,100	16,137
2.500% due 03/15/2023	1,000	1,017
2.950% due 12/01/2026	160	166

Duke Energy Corp.
2.400% due 08/15/2022	5,000	5,052
2.675% (US0003M + 0.500%) due 05/14/2021 ~	3,300	3,314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.550% due 09/15/2021		$50	$51
3.750% due 04/15/2024		35	37

Duke Energy Florida LLC
2.100% due 12/15/2019		1	1
3.200% due 01/15/2027		1,100	1,154

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027		15,400	15,731

Edison International
5.750% due 06/15/2027		8,000	9,005

Electricite de France S.A.
4.875% due 01/22/2044		500	583

Emera U.S. Finance LP
2.700% due 06/15/2021		7,693	7,740
4.750% due 06/15/2046		15,000	17,398

Enable Midstream Partners LP
3.900% due 05/15/2024		8,956	9,136
4.400% due 03/15/2027		18,850	18,930
4.950% due 05/15/2028		5,000	5,198

Enel Finance International NV
2.875% due 05/25/2022		10,000	10,136
3.625% due 05/25/2027		14,262	14,816
4.250% due 09/14/2023		2,500	2,657

Entergy Arkansas LLC
3.700% due 06/01/2024		594	634

Entergy Corp.
4.000% due 07/15/2022		900	940
5.125% due 09/15/2020		3,800	3,877

Entergy New Orleans LLC
5.100% due 12/01/2020		10,000	10,200

Eversource Energy
2.900% due 10/01/2024		3,200	3,281

Exelon Corp.
3.950% due 06/15/2025		11,708	12,565
5.150% due 12/01/2020		4,500	4,621

Exelon Generation Co. LLC
4.000% due 10/01/2020		2,500	2,531
6.250% due 10/01/2039		990	1,254

FirstEnergy Corp.
2.850% due 07/15/2022		1,922	1,952

Fortis, Inc.
2.100% due 10/04/2021		2,145	2,139

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		18,800	19,539
6.000% due 11/27/2023		15,500	17,216

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	2,500	2,898
2.949% due 01/24/2024		3,800	4,513
3.125% due 11/17/2023		700	839
4.250% due 04/06/2024	GBP	5,600	7,468
4.950% due 07/19/2022		$3,700	3,921
5.150% due 02/11/2026		5,000	5,449
6.510% due 03/07/2022		48,800	53,147

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia Power Co.
3.250% due 03/30/2027	$420	$437

Greenko Dutch BV
5.250% due 07/24/2024	4,100	4,113

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026	12,500	12,620

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	8,150	8,448

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	4,000	4,105
3.900% due 04/01/2024	13,200	13,914

Mississippi Power Co.
3.950% due 03/30/2028	9,000	9,825

NextEra Energy Capital Holdings, Inc.
2.852% (US0003M + 0.720%) due 02/25/2022 ~	7,700	7,773
2.900% due 04/01/2022	2,500	2,548
3.150% due 04/01/2024	5,900	6,099
3.250% due 04/01/2026	975	1,014
4.800% due 12/01/2077 •	4,300	4,373
5.650% due 05/01/2079 •	5,000	5,437

NGPL PipeCo LLC
4.875% due 08/15/2027	5,000	5,369

NiSource, Inc.
2.650% due 11/17/2022	15	15
3.490% due 05/15/2027	25	26

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	15,582	16,281

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	956	951

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)	2,771	1,669

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	5,765	5,664

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)	15,041	4,010

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)(l)	11,600	10,676

ONEOK, Inc.
2.750% due 09/01/2024	19,800	19,925
4.350% due 03/15/2029	15,150	16,224
4.550% due 07/15/2028	29,135	31,577
4.950% due 07/13/2047	5,500	5,976
5.200% due 07/15/2048	3,985	4,435

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)	1,500	1,489
3.250% due 09/15/2021 ^(d)	3,407	3,411
3.300% due 03/15/2027 ^(d)	3,800	3,781
3.300% due 12/01/2027 ^(d)	18,500	18,408
3.500% due 10/01/2020 ^(d)	5,450	5,491

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.850% due 11/15/2023 ^(d)	$545	$551
4.250% due 05/15/2021 ^(d)	5,100	5,145
4.650% due 08/01/2028 ^(d)	11,400	12,141

Pennsylvania Electric Co.
6.150% due 10/01/2038	1,600	2,093

Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046	1,500	1,551

Plains All American Pipeline LP
2.850% due 01/31/2023	5,402	5,406
3.600% due 11/01/2024	12,900	13,217
3.850% due 10/15/2023	25,812	26,754
4.500% due 12/15/2026	8,600	9,136
4.650% due 10/15/2025	12,494	13,377
4.700% due 06/15/2044	2,385	2,333
4.900% due 02/15/2045	3,300	3,328
5.150% due 06/01/2042	4,685	4,770
6.650% due 01/15/2037	1,600	1,907

PPL WEM Ltd.
5.375% due 05/01/2021	2,200	2,271

Public Service Co. of Oklahoma
4.400% due 02/01/2021	1,850	1,897

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	1,200	1,197

ReNew Power Synthetic
6.670% due 03/12/2024	11,100	11,278

Rio Oil Finance Trust
8.200% due 04/06/2028	17,700	20,311
9.750% due 01/06/2027	11,677	13,691

San Diego Gas & Electric Co.
4.100% due 06/15/2049	9,500	10,763

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	3,500	3,490
2.803% (US0003M + 0.500%) due 01/15/2021 ~	1,000	999
2.900% due 02/01/2023	8,000	8,134
3.400% due 02/01/2028	2,840	2,937
3.550% due 06/15/2024	5,700	5,947
3.750% due 11/15/2025	3,713	3,928

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	900	925

Southern California Edison Co.
2.850% due 08/01/2029	9,500	9,589
3.700% due 08/01/2025	8,800	9,317
3.900% due 12/01/2041	1,100	1,115
4.000% due 04/01/2047	15,600	16,810
6.650% due 04/01/2029	5,739	7,085

Southern Co. Gas Capital Corp.
3.250% due 06/15/2026	5,475	5,650
3.875% due 11/15/2025	2,300	2,446
4.400% due 05/30/2047	5,154	5,830

Southern Power Co.
1.950% due 12/15/2019	6,000	5,998

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 12/15/2021	$6,000	$6,012
2.706% (US0003M + 0.550%) due 12/20/2020 ~	6,700	6,701

Sprint Communications, Inc.
7.000% due 08/15/2020	618	640

Sprint Corp.
7.250% due 09/15/2021	15,981	17,093

State Grid Overseas Investment Ltd.
2.750% due 05/04/2022	3,000	3,025

Targa Resources Partners LP
5.000% due 01/15/2028	14,425	14,624

Telstra Corp. Ltd.
4.800% due 10/12/2021	3,600	3,774

TELUS Corp.
2.800% due 02/16/2027	35	35

Transcanada Trust
5.300% due 03/15/2077 •	22,550	22,472

Transocean Proteus Ltd.
6.250% due 12/01/2024	750	765

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	13,200	13,415
4.125% due 03/16/2027	60	66
4.329% due 09/21/2028	5,000	5,676
4.522% due 09/15/2048	6,100	7,215
4.672% due 03/15/2055	7,526	9,037
4.862% due 08/21/2046	100	123
5.012% due 04/15/2049	23,504	29,572
5.012% due 08/21/2054	10,000	12,614

Vistra Operations Co. LLC
3.550% due 07/15/2024	5,000	5,039

Vodafone Group PLC
4.375% due 05/30/2028	3,160	3,494
4.875% due 06/19/2049	5,400	6,041

		1,318,068

Total Corporate Bonds & Notes (Cost $12,025,953)		12,486,898

MUNICIPAL BONDS & NOTES 0.0%

MICHIGAN 0.0%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	2,230	2,260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$2,080	$2,154

Total Municipal Bonds & Notes (Cost $4,159)		4,414

U.S. GOVERNMENT AGENCIES 12.3%

Fannie Mae UMBS
3.000% due 01/01/2045	309	317
3.500% due 07/01/2046	4,208	4,428

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	125,900	125,224
3.000% due 11/01/2049	166,000	168,438
3.500% due 11/01/2049	1,109,900	1,139,013
4.000% due 10/01/2049 - 11/01/2049	362,000	375,803

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(j)	3,000	3,195

Freddie Mac
7.967% due 11/25/2055 «~	3,453	2,092
11.018% due 03/25/2029 •	499	625

Total U.S. Government Agencies (Cost $1,815,465)		1,819,135

U.S. TREASURY OBLIGATIONS 19.6%

U.S. Treasury Bonds
2.250% due 08/15/2049	6,100	6,281
2.500% due 02/15/2045 (n)(p)	41,640	44,853
2.500% due 02/15/2046 (n)	89,225	96,159
2.500% due 05/15/2046 (n)	93,508	100,808
2.750% due 11/15/2047	32	36
2.875% due 08/15/2045 (n)(r)	27,317	31,508
2.875% due 11/15/2046 (p)	10,966	12,701
3.000% due 05/15/2042 (n)(p)(r)	2,650	3,102
3.000% due 11/15/2044 (n)	4,454	5,237
3.000% due 02/15/2049 (n)	256,124	305,688
3.125% due 02/15/2042 (n)	74,170	88,513
3.125% due 08/15/2044 (n)(r)	70,025	83,984

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 05/15/2048 (n)	$106,663	$129,775
3.375% due 05/15/2044 (n)	175,750	219,125
3.500% due 02/15/2039 (n)(r)	707	886
3.625% due 02/15/2044 (n)	21,050	27,238
4.375% due 05/15/2040 (n)	6,695	9,425
6.250% due 05/15/2030 (n)(p)	5,950	8,586

U.S. Treasury Inflation Protected Securities (i)
0.250% due 07/15/2029 (n)	150,347	152,058
0.375% due 07/15/2025 (p)	10,494	10,647
0.375% due 01/15/2027 (p)	97,925	99,181
0.500% due 01/15/2028 (p)	22,757	23,324

U.S. Treasury Notes
2.875% due 05/15/2049 (n)	438,946	512,469
1.625% due 08/15/2029 (n)	112,648	112,173
2.250% due 11/15/2027 (n)(p)(r)	104,997	109,861
2.375% due 05/15/2029 (n)	104,482	111,000
2.625% due 02/15/2029 (n)	1,619	1,753
2.875% due 05/15/2028 (n)(p)(r)	118,068	129,626
2.875% due 08/15/2028 (n)(p)(r)	143,866	158,236
3.125% due 11/15/2028 (n)(p)(r)	273,054	306,668

Total U.S. Treasury Obligations (Cost $2,635,489)		2,900,901

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

American Home Mortgage Assets Trust
3.422% due 10/25/2046 •	2,328	2,112

American Home Mortgage Investment Trust
3.781% due 11/25/2045 ^•	863	639

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	695	689

Banc of America Funding Trust
2.234% due 10/20/2036 •	2,086	1,877
2.324% due 06/20/2047 •	1,493	1,356
2.418% due 05/25/2037 ^•	560	487
32.498% due 07/25/2047 ^•	966	1,932

BCAP LLC Trust
2.238% due 05/25/2047 ^•	1,231	1,161
4.018% due 07/26/2036 ~	239	222

Bear Stearns ALT-A Trust
2.338% due 08/25/2036 •	753	828
3.962% due 08/25/2036 ^~	1,229	830
4.109% due 03/25/2036 ^~	271	233
4.252% due 04/25/2035 ~	16,626	16,345

ChaseFlex Trust
2.358% due 08/25/2037 •	615	664

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.298% due 01/25/2035 •	1,160	1,152

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.228% due 03/25/2082 þ	$5,715	$5,730
4.171% due 03/25/2037 ^~	498	466

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	1,115	880

Countrywide Alternative Loan Trust
2.178% due 07/25/2036 •	1,243	1,218
2.188% due 11/25/2036 •	150	146
2.208% due 09/25/2046 ^•	2,954	2,813
2.234% due 09/20/2046 •	2,885	2,529
2.254% due 09/20/2046 •	2,858	2,322
2.368% due 05/25/2037 ^•	889	388
3.796% due 08/25/2035 ^•	2,710	2,484
5.500% due 01/25/2036	1,564	1,449
6.000% due 03/25/2036 ^	1,158	890
6.000% due 05/25/2036 ^	118	90
6.500% due 12/25/2036 ^	449	323

Credit Suisse Mortgage Capital Certificates
2.424% due 06/26/2037 ~	5,156	5,207
3.830% due 08/26/2058	7,543	7,634
4.299% due 04/28/2037 ~	2,325	2,402

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	1,435	1,445

Credit Suisse Mortgage Capital Trust
3.856% due 05/27/2037 ~	4,648	3,728

DBUBS Mortgage Trust
4.537% due 07/10/2044	300	308

GSR Mortgage Loan Trust
2.238% due 08/25/2046 •	23,196	9,310

HarborView Mortgage Loan Trust
2.557% due 01/19/2036 •	2,726	2,183
3.913% due 06/19/2036 ^~	967	637

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^	157	148

IndyMac Mortgage Loan Trust
2.498% due 07/25/2035 •	12,328	12,314

JPMorgan Alternative Loan Trust
2.238% due 09/25/2036 ^•	70	71
4.173% due 05/25/2037 ^~	1,429	1,315
6.310% due 08/25/2036 ^þ	2,386	2,265

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	339	319

Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •	2	2
4.880% due 05/25/2033 ~	6	7

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~	448	183

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 ~	38	41

Morgan Stanley Resecuritization Trust
2.685% due 12/26/2046 •	12,221	12,099

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MortgageIT Mortgage Loan Trust
2.218% due 04/25/2036 •	$6,805	$6,091

New Century Alternative Mortgage Loan Trust
6.167% due 07/25/2036 ^þ	1,196	595

New Residential Mortgage Loan Trust
4.500% due 05/25/2058	15,843	16,763

Residential Accredit Loans, Inc. Trust
2.198% due 05/25/2036 •	1,695	1,637
2.208% due 08/25/2036 ^•	1,443	1,368
2.228% due 04/25/2046 •	7,491	3,379
3.390% due 10/25/2037 ~	6,971	6,594
4.585% due 07/25/2035 ~	315	303
4.914% due 01/25/2036 ^~	2,033	1,860
5.117% due 09/25/2035 ^~	163	147

Structured Adjustable Rate Mortgage Loan Trust
2.318% due 08/25/2036 ^•	1,050	837
3.946% due 05/25/2036 ^~	1,740	1,511
4.168% due 07/25/2036 ^~	2,887	2,637
4.413% due 02/25/2036 ^~	480	455

Thornburg Mortgage Securities Trust
4.031% due 09/25/2037 ~	6	6

Wachovia Mortgage Loan Trust LLC
4.847% due 05/20/2036 ^~	537	533

WaMu Mortgage Pass-Through Certificates Trust
3.990% due 07/25/2037 ^~	577	548

Washington Mutual Mortgage Pass-Through Certificates Trust
3.286% due 11/25/2046 ^•	1,617	1,483
6.000% due 07/25/2036	295	245

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	190	186

Total Non-Agency Mortgage-Backed Securities (Cost $148,801)		161,051

ASSET-BACKED SECURITIES 2.6%

Aames Mortgage Investment Trust
3.218% due 06/25/2035 •	3,271	3,207

AASET Trust
3.967% due 05/16/2042	2,996	3,034

Accredited Mortgage Loan Trust
2.278% due 09/25/2036 •	4,317	4,260

ACE Securities Corp. Home Equity Loan Trust
2.178% due 08/25/2036 ^•	1,737	616
2.218% due 12/25/2036 •	5,803	2,138
2.963% due 05/25/2035 •	5,500	5,431

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ	3,657	3,701

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.708% due 07/25/2035 •	260	261

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
2.128% due 09/25/2036 •	$1,924	$779
2.288% due 05/25/2036 •	1,515	596

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.398% due 02/25/2036 •	3,137	2,619

Asset-Backed Funding Certificates Trust
2.148% due 01/25/2037 •	5,108	3,841

Asset-Backed Securities Corp. Home Equity Loan Trust
3.893% due 09/25/2034 •	1,194	1,204

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	1,408	1,413

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	3,962	3,974

Bear Stearns Asset-Backed Securities Trust
2.368% due 12/25/2035 ^•	387	263
2.428% due 12/25/2035 •	1	1
3.018% due 08/25/2035 •	173	134

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 þ	5,000	5,163

Business Jet Securities LLC
4.335% due 02/15/2033	3,174	3,207

Citigroup Mortgage Loan Trust
2.278% due 03/25/2036 •	1,991	1,916

Countrywide Asset-Backed Certificates
2.158% due 07/25/2037 ^•	2,394	2,198
2.238% due 09/25/2047 ^•	723	642
2.258% due 03/25/2036 •	1,840	1,714

Countrywide Asset-Backed Certificates Trust
2.758% due 08/25/2047 •	4,506	4,475

Credit-Based Asset Servicing & Securitization Trust
2.168% due 11/25/2036 •	1,500	943

ECAF Ltd.
3.473% due 06/15/2040	731	730
4.947% due 06/15/2040	6,835	6,843

Fremont Home Loan Trust
2.168% due 01/25/2037 •	1,764	1,034
2.188% due 02/25/2037 •	2,292	1,164
2.708% due 01/25/2035 •	92	92

GSAA Home Equity Trust
2.168% due 07/25/2036 •	61,109	27,157
2.178% due 05/25/2036 •	40,481	17,343
2.273% due 01/25/2036 •	21,819	20,191
4.013% due 03/25/2036 ~	1,934	1,261

GSAMP Trust
2.158% due 09/25/2036 •	85,820	41,115
2.178% due 01/25/2037 •	3,908	2,675

Home Equity Loan Trust
2.358% due 04/25/2037 •	3,100	2,654

Home Equity Mortgage Loan Asset-Backed Trust
2.518% due 10/25/2035 •	4,238	4,185

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Trust
2.168% due 01/25/2037 •	$1,280	$1,281
6.080% due 08/25/2036 þ	1,773	1,322

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,227	4,334

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	11,667	11,938

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	6,654	6,803

Lehman XS Trust
2.198% due 06/25/2036 •	583	510

Long Beach Mortgage Loan Trust
2.198% due 03/25/2046 •	7,392	6,032

MAPS Ltd.
4.212% due 05/15/2043	6,237	6,403

MASTR Asset-Backed Securities Trust
2.258% due 03/25/2036 •	3,443	2,588
2.518% due 10/25/2035 ^•	1,582	1,518

MelTel Land Funding LLC
3.768% due 04/15/2049	2,900	2,976

Merrill Lynch Mortgage Investors Trust
2.188% due 07/25/2037 •	1,515	848
2.278% due 03/25/2037 •	11,503	10,570
2.468% due 02/25/2047 •	6,675	4,907

METAL LLC
4.581% due 10/15/2042	11,247	11,420

Morgan Stanley ABS Capital, Inc. Trust
2.158% due 10/25/2036 •	1,281	819
2.168% due 11/25/2036 •	1,965	1,377
2.168% due 12/25/2036 •	929	579
2.168% due 02/25/2037 •	4,842	2,889
2.198% due 02/25/2037 •	13,229	6,104
2.218% due 02/25/2037 •	635	382
2.238% due 10/25/2036 •	1,400	906
2.248% due 02/25/2037 •	5,041	2,345
2.268% due 08/25/2036 •	7,777	4,865
2.328% due 12/25/2035 •	829	825
3.268% due 07/25/2037 •	2,100	2,005

Morgan Stanley Home Equity Loan Trust
2.118% due 04/25/2037 •	294	196
2.368% due 04/25/2037 •	1,402	963
2.963% due 05/25/2035 •	2,064	2,070

National Collegiate Student Loan Trust
2.288% due 03/26/2029 •	25	24

New Century Home Equity Loan Trust
2.178% due 08/25/2036 •	17,690	17,139
2.488% due 02/25/2036 •	6,100	5,466

NovaStar Mortgage Funding Trust
2.168% due 03/25/2037 •	1,360	703
2.228% due 01/25/2037 •	5,172	2,545
2.268% due 10/25/2036 •	1,397	832

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
2.158% due 01/25/2037 •		$5,306	$3,615

RBSSP Resecuritization Trust
2.305% due 11/26/2036 •		1,395	1,382

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ		12,353	7,219

Residential Asset Mortgage Products Trust
2.478% due 12/25/2035 •		10,377	8,959

S-Jets Ltd.
3.967% due 08/15/2042		10,762	11,098

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		9,345	9,577

Securitized Asset-Backed Receivables LLC Trust
2.268% due 03/25/2036 •		1,550	1,110

Specialty Underwriting & Residential Finance Trust
2.168% due 06/25/2037 •		675	448
2.288% due 04/25/2037 •		1,501	949
3.979% due 02/25/2037 ^þ		1,848	1,021

Sprite Ltd.
4.250% due 12/15/2037		6,516	6,636

START Ireland
4.089% due 03/15/2044		4,146	4,232

Structured Asset Investment Loan Trust
2.168% due 09/25/2036 •		734	716
2.178% due 05/25/2036 •		440	421

Structured Asset Securities Corp. Mortgage Loan Trust
2.518% due 11/25/2037 •		8,000	7,322

Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 þ		2,784	2,847

Total Asset-Backed Securities (Cost $362,289)			378,210

SOVEREIGN ISSUES 1.8%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	1,268	536
3.750% due 12/31/2038 þ		$8,032	3,223
6.250% due 11/09/2047	EUR	1,400	616
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	5,650	42
79.499% (ARLLMONP) due 06/21/2020 ~(a)		174,180	1,314

Indonesia Government International Bond
2.875% due 07/08/2021	EUR	1,600	1,833

Iraq Government International Bond
6.752% due 03/09/2023		$1,750	1,795

Kuwait International Government Bond
3.500% due 03/20/2027		24,700	26,673

Mexico Government International Bond
4.600% due 02/10/2048		2,900	3,107

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru Government International Bond
5.940% due 02/12/2029	PEN	74,243	$24,939
6.350% due 08/12/2028		97,900	33,841
6.950% due 08/12/2031		24,300	8,799
8.200% due 08/12/2026		181,400	68,318

Province of Ontario
2.400% due 02/08/2022		$95	96

Qatar Government International Bond
3.875% due 04/23/2023		37,600	39,818

Republic of South Africa Government International Bond
4.850% due 09/30/2029		11,800	11,774

Saudi Government International Bond
2.375% due 10/26/2021		15,000	15,038
2.875% due 03/04/2023		14,200	14,448
4.000% due 04/17/2025		6,700	7,190

Slovenia Government International Bond
5.250% due 02/18/2024		1,550	1,761

Ukraine Government International Bond
7.375% due 09/25/2032		2,300	2,317

Total Sovereign Issues (Cost $262,270)			267,478

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (e)		441,790	2

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		141,128	10

			12

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(l)		48,126	602

Total Common Stocks (Cost $11,683)			614

WARRANTS 0.0%

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024		11,865	24

Total Warrants (Cost $31)			24

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	7,750	$11,799

Total Convertible Preferred Securities (Cost $5,523)		11,799

PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.4%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(j)	30,000	3,214

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(j)	106,000	11,273
6.250% (US0003M + 4.557%) due 10/01/2022 ~(j)	25,000	2,631

Encina Private Credit LLC «	3,793	0

Farm Credit Bank of Texas
10.000% due 12/15/2020 (j)(l)	13,000	14,446

Nationwide Building Society
10.250% ~	156,400	30,192

		61,756

INDUSTRIALS 0.2%

Energy Transfer Operating LP
7.600% (US0003M + 5.161%) due 05/15/2024 ~(j)	1,367,000	34,640

Total Preferred Securities (Cost $96,240)		96,396

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Welltower, Inc.	74,398	6,744

Total Real Estate Investment Trusts (Cost $4,200)		6,744

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~	$10,700	10,728

REPURCHASE AGREEMENTS (m) 0.2%
		30,145

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (g)(h)	ARS	11,430	$109

U.S. TREASURY BILLS 0.1%
1.873% due 11/07/2019 - 12/26/2019 (f)(g)(n)(p)(r)		$13,101	13,053

Total Short-Term Instruments (Cost $54,176)			54,035

Total Investments in Securities (Cost $17,864,297)			18,624,938

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III	3,665,507	$36,263

Total Short-Term Instruments (Cost $36,263)		36,263

Total Investments in Affiliates (Cost $36,263)		36,263

Total Investments 125.8% (Cost $17,900,560)		$18,661,201

Financial Derivative Instruments (o)(q) 0.1% (Cost or Premiums, net $92,004)		4,632

Other Assets and Liabilities, net (25.9)%		(3,834,933)

Net Assets 100.0%		$14,830,900

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$11,738	$12,051	0.08%
Farm Credit Bank of Texas	08/26/2010 - 12/03/2010	13,263	14,446	0.10
Norwegian Air Shuttle 4.100% due 06/24/2026	06/25/2014	10,894	10,489	0.07
Norwegian Air Shuttle 6.600% due 06/24/2021	06/25/2014	4,569	4,526	0.03
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025	05/08/2019 - 08/23/2019	11,279	10,676	0.07
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	6,000	6,451	0.04
Piper Jaffray Cos. 4.740% due 10/15/2021	09/19/2019	9,800	9,828	0.07
Piper Jaffray Cos. 5.200% due 10/15/2023	09/19/2019	12,200	12,247	0.08
Westmoreland Mining Holdings LLC	12/08/2014	1,405	602	0.01

		$81,148	$81,316	0.55%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.120%	09/30/2019	10/01/2019	$24,056	U.S. Treasury Notes 2.375% due 05/15/2029	$(24,086)	$24,056	$24,058
FICC	1.500	09/30/2019	10/01/2019	6,089	U.S. Treasury Notes 2.250% due 03/31/2021	(6,211)	6,089	6,089

Total Repurchase Agreements						$(30,297)	$30,145	$30,147

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.190%	08/09/2019	11/12/2019		$(79,054)	$(79,309)
	2.260	08/27/2019	10/22/2019		(290,125)	(290,762)
	2.350	09/24/2019	10/23/2019		(15,838)	(15,845)
BOS	1.270	09/24/2019	10/01/2019		(23,431)	(23,437)
	2.000	08/14/2019	10/15/2019		(29,281)	(29,359)
BRC	1.950	09/23/2019	TBD	(3)	(4,074)	(4,076)
DEU	2.250	08/28/2019	10/08/2019		(249,195)	(249,725)
GRE	2.150	09/20/2019	10/07/2019		(14,621)	(14,630)
	2.150	09/26/2019	10/03/2019		(101,889)	(101,920)
	2.250	09/27/2019	10/02/2019		(4,639)	(4,640)
	2.470	09/26/2019	10/01/2019		(20,085)	(20,092)
	2.480	09/27/2019	10/01/2019		(2,633)	(2,634)
	2.500	09/27/2019	10/03/2019		(54,789)	(54,804)
JML	1.250	04/04/2019	TBD	(3)	(5,290)	(5,336)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	2.000	08/14/2019	10/15/2019	$(1,053)	$(1,056)
	2.000	09/05/2019	10/15/2019	(10,769)	(10,785)
	2.000	09/06/2019	10/15/2019	(8,321)	(8,333)
	2.040	08/29/2019	10/15/2019	(857)	(858)
	2.040	09/05/2019	10/15/2019	(6,292)	(6,301)
	2.040	09/06/2019	10/15/2019	(13,076)	(13,095)
	2.220	09/20/2019	10/18/2019	(8,401)	(8,406)
	2.250	09/24/2019	10/01/2019	(174,938)	(175,014)
	2.250	09/27/2019	10/01/2019	(23,971)	(23,977)
SCX	2.250	09/25/2019	10/16/2019	(68,025)	(68,051)
SGY	2.250	09/26/2019	10/03/2019	(151,210)	(151,257)

Total Reverse Repurchase Agreements					$(1,363,702)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BPG	2.270%	08/15/2019	10/15/2019	$(142,133)	$(142,554)
GSC	2.050	09/24/2019	10/08/2019	(114,235)	(114,281)
	2.130	08/15/2019	10/15/2019	(123,087)	(123,429)
	2.200	08/15/2019	10/15/2019	(302,729)	(303,599)
TDM	2.250	09/26/2019	10/03/2019	(1,750)	(1,751)
UBS	2.260	08/16/2019	10/08/2019	(514,305)	(515,790)
	2.260	09/25/2019	10/08/2019	(4,207)	(4,208)
	2.270	09/06/2019	10/07/2019	(57,172)	(57,262)
	2.270	09/25/2019	10/07/2019	(58,917)	(58,940)
	2.290	08/07/2019	10/07/2019	(210,980)	(211,718)
	2.290	08/21/2019	10/02/2019	(1,806)	(1,811)
	2.290	08/21/2019	10/07/2019	(2,338)	(2,344)
	2.290	09/25/2019	10/02/2019	(18,460)	(18,467)
	2.650	03/12/2019	01/31/2020	(86,577)	(87,887)

Total Sale-Buyback Transactions					$(1,644,041)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(385,916)	$0	$(385,916)	$383,752	$(2,164)
BOS	24,058	(52,796)	0	(28,738)	28,432	(306)
BRC	0	(4,076)	0	(4,076)	4,327	251
DEU	0	(249,725)	0	(249,725)	248,798	(927)
FICC	6,089	0	0	6,089	(6,211)	(122)
GRE	0	(198,720)	0	(198,720)	197,077	(1,643)
JML	0	(5,336)	0	(5,336)	5,245	(91)

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
JPS	$0	$(247,825)	$0	$(247,825)	$246,201	$(1,624)
SCX	0	(68,051)	0	(68,051)	67,414	(637)
SGY	0	(151,257)	0	(151,257)	149,888	(1,369)

Master Securities Forward Transaction Agreement
BPG	0	0	(142,554)	(142,554)	138,581	(3,973)
BPS	0	0	0	0	4,312	4,312
GSC	0	0	(541,309)	(541,309)	540,163	(1,146)
TDM	0	0	(1,751)	(1,751)	1,753	2
UBS	0	0	(958,427)	(958,427)	957,455	(972)

Total Borrowings and Other Financing Transactions	$30,147	$(1,363,702)	$(1,644,041)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(9,412)	$(9,412)
U.S. Treasury Obligations	(245,154)	(1,029,827)	(79,309)	0	(1,354,290)

Total	$(245,154)	$(1,029,827)	$(79,309)	$(9,412)	$(1,363,702)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,556,154)	0	(87,887)	(1,644,041)

Total	$0	$(1,556,154)	$0	$(87,887)	$(1,644,041)

Total Borrowings	$(245,154)	$(2,585,981)	$(79,309)	$(97,299)	$(3,007,743)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,007,743)

(n)	Securities with an aggregate market value of $2,999,575 and cash of $1,897 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(2,245,944) at a weighted average interest rate of 2.396%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(1,672) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	1,184	$452	$54	$0	$(26)
U.S. Treasury 5-Year Note December Futures	12/2019	3,179	378,773	(1,844)	0	(149)
U.S. Treasury 10-Year Note December Futures	12/2019	4,454	580,412	(5,417)	0	(348)

				$(7,207)	$0	$(523)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	747	$(74,292)	$(674)	$422	$(30)
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures (1)	11/2019	235	(494)	(144)	23	(5)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures (1)	11/2019	706	(631)	(17)	46	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures (1)	11/2019	592	(71)	349	13	0
Euro-Bund 10-Year Bond December Futures	12/2019	16	(3,039)	(27)	2	(1)
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures (1)	11/2019	3,651	(139)	199	59	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures (1)	10/2019	1,184	(65)	49	13	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures (1)	11/2019	235	(174)	167	5	(5)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures (1)	11/2019	706	(1,208)	231	31	(39)
U.S. Treasury 2-Year Note December Futures	12/2019	119	(25,645)	70	4	0

				$203	$618	$(80)

Total Futures Contracts				$(7,004)	$618	$(603)

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Aetna, Inc.	(1.000)%	Quarterly	12/20/2020	0.134%	$	13,100	$(355)	$212	$(143)	$1	$0
Darden Restaurants, Inc.	(1.000)	Quarterly	06/20/2020	0.053		11,500	(222)	140	(82)	0	(1)
ERP Operating LP	(1.000)	Quarterly	12/20/2020	0.066		3,800	(86)	42	(44)	0	0
Exelon Corp.	(1.000)	Quarterly	06/20/2025	0.327		4,400	(153)	(11)	(164)	2	0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	0.727		10,100	(129)	26	(103)	8	0
Newmont Mining Corp.	(1.000)	Quarterly	12/20/2020	0.081		7,000	15	(96)	(81)	0	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.793		17,700	3	(175)	(172)	6	0

							$(927)	$138	$(789)	$17	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	1.000%	Quarterly	06/20/2021	0.216%	$	7,000	$(136)	$232	$96	$0	$(5)
Anadarko Petroleum Corp.	1.000	Quarterly	12/20/2021	0.252		10,600	(304)	482	178	0	0
Anadarko Petroleum Corp.	1.000	Quarterly	06/20/2022	0.375		11,700	(123)	322	199	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2020	0.093		22,500	315	(160)	155	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.218		28,750	198	306	504	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.270		36,650	416	313	729	0	(7)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.306		22,400	463	35	498	4	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.362		19,400	(120)	575	455	0	(3)
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2024	0.448		10,000	(132)	374	242	0	0
Daimler AG	1.000	Quarterly	12/20/2020	0.158	EUR	3,500	58	(17)	41	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		1,900	5	(2)	3	0	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	2.232	$	8,500	461	273	734	6	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	2.815		400	3	28	31	0	(1)
Enbridge, Inc.	1.000	Quarterly	12/20/2021	0.288		10,000	(271)	430	159	1	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.409		7,600	(210)	333	123	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	0.638		1,800	278	(104)	174	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.438		7,200	1,086	(162)	924	0	(9)
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.689		2,000	365	(98)	267	2	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2021	0.680		10,300	1,587	(813)	774	0	(15)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2021	0.826%	$	900	$153	$(70)	$83	$0	$(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2022	1.096		1,100	190	(75)	115	0	(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.741		2,400	326	(12)	314	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		9,100	(427)	435	8	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		8,600	(50)	(9)	(59)	0	(6)
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		8,800	(140)	15	(125)	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	09/20/2020	0.224		4,000	61	(30)	31	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.308		12,200	180	(32)	148	0	(2)
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.334		16,000	212	27	239	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2022	0.389		6,100	68	33	101	0	(3)
HCP, Inc.	1.000	Quarterly	12/20/2020	0.150		10,000	(142)	249	107	2	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.630		4,200	650	103	753	1	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.220		6,300	(773)	850	77	1	0
MetLife, Inc.	1.000	Quarterly	03/20/2022	0.280		2,800	(4)	54	50	0	(1)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.315		34,500	305	339	644	0	(15)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.369		2,500	51	0	51	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2023	0.527		2,800	(69)	124	55	0	0
Morgan Stanley	1.000	Quarterly	06/20/2020	0.185		66,700	1,037	(622)	415	0	0
Morgan Stanley	1.000	Quarterly	06/20/2022	0.396		5,000	63	19	82	0	(2)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.921	EUR	34,500	183	(31)	152	0	(9)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.367	$	5,900	99	21	120	1	0
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.214		6,900	20	128	148	0	(3)
Sprint Communications, Inc.	5.000	Quarterly	09/20/2020	0.440		12,300	552	13	565	0	(5)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2022	0.317		1,800	35	4	39	0	0
Viacom, Inc.	1.000	Quarterly	03/20/2021	0.143		4,700	60	0	60	0	(1)
Vodafone Group PLC	1.000	Quarterly	06/20/2023	0.447	EUR	11,200	100	159	259	0	(1)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.605		3,600	36	39	75	0	(1)

							$6,715	$4,078	$10,793	$21	$(95)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Europe Main 28 5-Year Index	(1.000)%	Quarterly	12/20/2022	EUR	176,600	$(5,451)	$971	$(4,480)	$0	$(49)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		44,600	(1,130)	(22)	(1,152)	0	(11)

						$(6,581)	$949	$(5,632)	$0	$(60)

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	5,600	$(194)	$(67)	$(261)	$4	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		500	(25)	(1)	(26)	0	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024		126,720	9,289	(154)	9,135	289	0
CDX.IG-23 5-Year Index	1.000	Quarterly	12/20/2019		1,885	27	(23)	4	0	0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021		39,800	634	8	642	8	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023		128,100	1,941	879	2,820	68	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		3,471,700	70,321	3,889	74,210	2,127	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		626,000	12,683	(192)	12,491	501	0

						$94,676	$4,339	$99,015	$2,997	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value		Variation Margin
											Asset	Liability
Pay	1-Year BRL-CDI	6.350%	Maturity	01/02/2023	BRL	554,100	$(40)	$1,341	$	1,301	$39	$0
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2027		330,000	(8)	1,020		1,012	0	(17)
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	05/30/2024	$	33,000	(43)	(1,196)		(1,239)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	05/30/2024		45,400	(55)	(1,716)		(1,771)	2	0
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/31/2024		50,800	(56)	(1,899)		(1,955)	3	0
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/04/2024		45,500	(50)	(1,639)		(1,689)	4	0
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	06/05/2024		45,400	(56)	(1,608)		(1,664)	5	0
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	06/05/2024		46,700	(47)	(1,869)		(1,916)	5	0
Receive	3-Month USD-LIBOR	2.270	Semi-Annual	06/06/2024		46,700	(47)	(1,826)		(1,873)	5	0
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	06/10/2024		50,800	(66)	(1,847)		(1,913)	7	0
Receive	3-Month USD-LIBOR	2.190	Semi-Annual	06/11/2024		46,800	(58)	(1,637)		(1,695)	7	0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	06/12/2024		52,800	(74)	(1,763)		(1,837)	8	0
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/12/2024		45,400	(58)	(1,632)		(1,690)	7	0
Receive	3-Month USD-LIBOR	2.100	Semi-Annual	06/18/2024		45,600	(68)	(1,388)		(1,456)	9	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	06/19/2024		45,600	(71)	(1,273)		(1,344)	9	0
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/20/2024		47,000	(63)	(1,392)		(1,455)	9	0
Receive	3-Month USD-LIBOR	2.060	Semi-Annual	06/21/2024		47,000	(71)	(1,345)		(1,416)	10	0
Receive	3-Month USD-LIBOR	2.090	Semi-Annual	06/24/2024		46,000	(68)	(1,384)		(1,452)	9	0
Receive	3-Month USD-LIBOR	2.110	Semi-Annual	06/25/2024		46,500	(67)	(1,451)		(1,518)	9	0
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/26/2024		46,400	(68)	(1,379)		(1,447)	9	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/27/2024		46,400	(73)	(1,151)		(1,224)	9	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/28/2024		53,700	(81)	(1,343)		(1,424)	11	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/02/2024		46,400	(79)	(652)		(731)	7	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	07/02/2024		53,700	(99)	(903)		(1,002)	8	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/03/2024		54,700	(85)	(777)		(862)	7	0
Receive	3-Month USD-LIBOR	1.685	Semi-Annual	08/19/2024		51,800	(78)	(323)		(401)	0	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	08/21/2024		53,500	(83)	(264)		(347)	1	0
Pay	3-Month USD-LIBOR	1.960	Semi-Annual	08/14/2029		25,700	892	17		909	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		130,400	9,863	(34,678)		(24,815)	0	(49)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029	EUR	76,700	(1,521)	(3,954)		(5,475)	79	0
Receive(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		66,500	1,217	(972)		245	80	0
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		11,600	644	(722)		(78)	150	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	74,500	95	694		789	341	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		58,600	609	(1,398)		(789)	0	(240)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		41,700	1,016	(1,746)		(730)	118	0
Receive	6-Month GBP-LIBOR	1.750	Semi-Annual	09/21/2066		800	(219)	(224)		(443)	6	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(43)	(1,409)		(1,452)	84	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		4,094,400	(117)	(1,733)		(1,850)	86	0
Pay	28-Day MXN-TIIE	7.500	Lunar	06/02/2021	MXN	21,300	11	2		13	0	(1)
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		139,500	(444)	298		(146)	0	(6)
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		103,000	(325)	233		(92)	0	(5)
Pay	28-Day MXN-TIIE	5.840	Lunar	09/14/2021		219,300	(629)	448		(181)	0	(11)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value			Variation Margin
												Asset	Liability
Pay	28-Day MXN-TIIE	5.810%	Lunar	09/29/2021	MXN	150,900	$(447)	$310	$		(137)	$0	$(8)
Pay	28-Day MXN-TIIE	5.750	Lunar	09/30/2021		112,500	(348)	240			(108)	0	(6)
Pay	28-Day MXN-TIIE	5.630	Lunar	10/11/2021		720,200	(2,418)	1,664			(754)	0	(40)
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022		13,800	0	11			11	0	(1)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		930,000	0	1,885			1,885	0	(64)
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		603,000	65	1,154			1,219	0	(42)
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		596,300	0	1,014			1,014	0	(42)
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		1,548,400	(1,040)	3,623			2,583	0	(110)
Receive	28-Day MXN-TIIE	8.038	Lunar	02/29/2024		446,600	0	1,346			1,346	0	(40)
Pay	28-Day MXN-TIIE	7.850	Lunar	04/17/2024		2,401,100	15	6,464			6,479	0	(221)
Pay	28-Day MXN-TIIE	7.910	Lunar	04/18/2024		94,200	1	265			266	0	(9)
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		1,485,600	(103)	(6,309)			(6,412)	142	0
Receive	CPURNSA	1.273	Maturity	09/30/2020	$	29,300	687	24			711	0	(17)
Receive	CPURNSA	1.303	Maturity	09/30/2020		7,550	166	5			171	0	(4)
Pay	UKRPI	3.530	Maturity	10/15/2031	GBP	38,600	344	(1,105)			(761)	122	0

							$6,259	$(65,849)		$	(59,590)	$1,409	$(934)

Total Swap Agreements							$100,142	$(56,345)		$	43,797	$4,444	$(1,090)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$618	$4,444	$5,062	$0	$(603)	$(1,090)	$(1,693)

(p)

Securities with an aggregate market value of $301,692 and cash of $15,046 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2019		EUR	4,186	$		4,588	$25	$0
	10/2019		MXN	839,676			42,645	244	0
	10/2019		NZD	8,028			5,056	28	0
	10/2019	$		106,279		GBP	86,253	0	(226)
	11/2019		GBP	86,253	$		106,422	227	0
	11/2019	$		1,542		EUR	1,408	0	(4)
	11/2019			5,059		NZD	8,028	0	(29)
	01/2020			42,013		MXN	839,676	0	(232)
BPS	10/2019		PEN	22,387	$		6,650	10	0
	10/2019	$		10,842		EUR	9,783	0	(179)
	12/2019		PEN	110,538	$		32,728	19	0
	12/2019		SGD	174			126	0	0
	12/2019	$		31,297		IDR	451,207,930	217	0
	02/2020		ARS	759,874	$		12,692	3,560	0
BRC	10/2019		MXN	30,960			1,602	35	0
	10/2019	$		1,008		GBP	809	0	(13)
	01/2020			1,575		MXN	30,960	0	(33)
CBK	10/2019		EUR	2,811	$		3,092	29	0
	10/2019		GBP	6,529			8,034	45	(39)
	10/2019		PEN	30,109			8,870	0	(58)
	10/2019	$		3,201		EUR	2,894	0	(46)
	10/2019			39,959		GBP	32,268	0	(284)
	10/2019			33,049		MXN	657,509	153	0
	10/2019			5,095		NZD	8,028	0	(68)
	10/2019			67,948		PEN	227,924	45	(395)
	10/2019			34,518		ZAR	492,858	0	(2,001)
	11/2019			22,590		COP	76,459,434	0	(674)
	11/2019			2,032		MXN	40,405	6	(5)
	12/2019		PEN	208,876	$		62,176	385	0
	01/2020			681			203	1	0
	02/2020			30,109			8,832	0	(47)
GLM	10/2019	$		1,239		JPY	131,200	0	(26)
	10/2019			2,034		MXN	39,642	0	(32)
	10/2019			10,242		RUB	658,056	0	(114)
HUS	10/2019		AUD	9,573	$		6,464	3	0
	10/2019		GBP	153,830			187,817	0	(1,325)
	10/2019	$		123		ARS	7,871	0	0
	10/2019			2,723		GBP	2,212	0	(3)
	10/2019			9,403		MXN	186,139	34	(32)
	11/2019		TWD	495	$		16	0	0
	12/2019		HKD	2,872			366	0	(1)
	12/2019		KRW	267,418			221	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2019	$		142		INR	10,401	$4	$0
	02/2020			14,034		ARS	1,006,947	0	(1,783)
JPM	10/2019		BRL	106,526	$		25,731	93	0
	10/2019		PEN	34,488			10,397	175	0
	10/2019	$		25,580		BRL	106,526	58	0
	10/2019			315,005		EUR	288,044	0	(1,051)
	10/2019			47,877		GBP	38,817	0	(149)
	10/2019			1,580		MXN	30,960	0	(13)
	10/2019			32,292		TRY	185,391	358	0
	11/2019		EUR	288,044	$		315,771	1,037	0
	11/2019		TWD	1,726			55	0	(1)
	11/2019	$		25,682		BRL	106,526	0	(103)
	02/2020			13,667		ARS	759,874	0	(4,534)
	02/2020			32,636		PLN	128,179	0	(614)
MYI	10/2019		BRL	305,350	$		73,324	0	(167)
	10/2019	$		6,467		AUD	9,573	0	(6)
	10/2019			73,374		BRL	305,350	268	(151)
	11/2019		AUD	9,573	$		6,474	5	0
RYL	10/2019		PEN	175,427			52,948	918	0
	11/2019		MXN	19,984			985	0	(20)
	03/2020		CNH	4,654			645	0	(4)
SCX	10/2019		BRL	198,824			48,042	190	0
	10/2019		EUR	293,724			325,963	5,818	0
	10/2019	$		47,744		BRL	198,824	109	0
	11/2019			47,951			198,824	0	(209)
SOG	12/2019			11,762		RUB	795,722	388	0
UAG	10/2019		JPY	46,109,635	$		428,429	1,982	0
	10/2019	$		435,815		JPY	45,978,435	0	(10,580)
	10/2019			38,895		RUB	2,496,170	0	(475)
	11/2019			429,406		JPY	46,109,635	0	(2,013)
	12/2019			648		CNY	4,629	0	0

Total Forward Foreign Currency Contracts								$16,469	$(27,741)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940%	02/18/2020	273,000	$2,002	$7,700
	Put -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	34,300	1,646	2
	Put -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	14,600	689	1
DUB	Put -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.340	10/04/2019	22,200	627	0
GLM	Put -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	48,200	2,217	2
	Put -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	15,900	763	1
	Put -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019	17,000	978	0

Total Purchased Options							$8,922	$7,706

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	11/20/2019	43,500	$(60)	$(10)
BPS	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	48,700	(22)	(11)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	16,800	(21)	(3)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	90,300	(72)	(18)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	87,700	(57)	(31)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	34,100	(38)	(22)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	12,400	(7)	(8)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	12,400	(17)	(15)
BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	22,400	(28)	(4)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	93,100	(46)	(19)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	20,100	(10)	(7)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	20,100	(22)	(16)
CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	91,800	(126)	(15)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	39,200	(49)	(7)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	77,100	(89)	(77)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	71,200	(36)	(30)
CKL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	135,400	(105)	(57)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	135,400	(136)	(44)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	20,000	(13)	(7)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	20,000	(19)	(13)
DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	39,200	(30)	(14)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	39,200	(34)	(32)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	26,300	(14)	(17)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	26,300	(39)	(32)
DUB	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	50,300	(26)	(6)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	7,100	(9)	(1)
FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	25,800	(26)	(3)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	89,300	(46)	(21)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	30,000	(46)	(12)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	12/18/2019	58,900	(56)	(19)
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	45,800	(48)	(7)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	59,900	(75)	(14)
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	59,100	(53)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	64,800	(65)	(3)
JLN	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	176,900	(122)	(75)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	176,900	(195)	(58)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.800	11/20/2019	74,400	(110)	(19)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.850	11/20/2019	74,900	(115)	(15)
MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	21,200	(12)	(10)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	21,200	(20)	(17)
MYC	Call - OTC CDX.IG-3 5-Year Index	Buy	0.525	12/18/2019	60,900	(24)	(24)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	109,500	(59)	(13)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	53,200	(27)	(12)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	71,600	(79)	(29)

						$(2,303)	$(868)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	26,500	$(228)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	20,700	(267)	0

						$(495)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	150,900	$(1,648)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	64,200	(689)	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020	26,000	(2,002)	(8,589)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	10/04/2019	95,600	(643)	0
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	211,900	(2,225)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	70,200	(766)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019	74,900	(979)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	32,700	(780)	(1,523)

							$(9,732)	$(10,112)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	$	98.469	11/06/2019	32,300	$(107)	$(93)
	Call - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049		100.469	11/06/2019	32,300	(88)	(83)

						$(195)	$(176)

Total Written Options						$(12,725)	$(11,156)

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.915%	$	10,000	$(209)	$250	$41	$0
BPS	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.135		800	(24)	36	12	0
	China Government International Bond	1.000	Quarterly	12/20/2020	0.093		1,400	(27)	43	16	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710		5,500	(66)	133	67	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		23,650	(467)	548	81	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		3,500	(57)	49	0	(8)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		6,600	(720)	734	14	0
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.003		15,500	(776)	780	4	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922		1,900	(115)	70	0	(45)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437		6,600	(379)	49	0	(330)
BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.801		5,200	60	(7)	53	0
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	1.436		5,000	(96)	(8)	0	(104)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.543		5,400	(196)	56	0	(140)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.624		500	(7)	14	7	0
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.915		9,800	(214)	254	40	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.228		9,000	(91)	(7)	0	(98)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.003		4,600	(237)	238	1	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.716		3,500	52	(2)	50	0
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.306		5,800	(158)	97	0	(61)
	Bausch Health Companies, Inc.	5.000	Quarterly	12/20/2020	0.386		400	10	13	23	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	1.368%	$	4,900	$(85)	$(2)	$0	$(87)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		1,100	(11)	20	9	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937		3,100	12	(1)	11	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002		9,500	(793)	796	3	0
DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.464		1,600	(145)	133	0	(12)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		3,700	(335)	285	0	(50)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922		12,200	(758)	467	0	(291)
GST	American Tower Corp.	1.000	Quarterly	06/20/2021	0.938		12,500	(590)	607	17	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		400	(13)	9	0	(4)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		4,800	(75)	(10)	0	(85)
	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.186		6,000	(310)	395	85	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.624		1,200	(16)	33	17	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.444		64,200	(796)	1,425	629	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.836		4,200	(39)	65	26	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		3,600	(69)	81	12	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		7,000	(58)	4	0	(54)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.196		6,000	(642)	602	0	(40)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.003		16,000	(798)	802	4	0
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	12/20/2019	2.974		6,100	(58)	33	0	(25)

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	Teva Pharmaceutical Finance Co. BV	1.000%	Quarterly	06/20/2022	6.087%	$	1,400	$(79)	$(92)	$0	$(171)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.091		700	(24)	22	0	(2)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		6,500	(190)	121	0	(69)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.624		700	(9)	19	10	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		17,900	(285)	346	61	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		9,900	(132)	110	0	(22)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922		3,700	(225)	137	0	(88)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437		5,000	(287)	37	0	(250)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		45,050	(819)	974	155	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		5,750	(93)	80	0	(13)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.599		11,300	155	54	209	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.663		5,800	80	19	99	0
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.003		2,800	(151)	152	1	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		8,250	(711)	599	0	(112)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922		10,000	(627)	388	0	(239)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2023	2.680		2,300	(141)	(9)	0	(150)
	Southern Co.	1.000	Quarterly	12/20/2022	0.162		13,400	166	194	360	0
MYC	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.186		24,000	(795)	1,137	342	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		47,800	(290)	(77)	0	(367)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	ONEOK Partners LP	1.000%	Quarterly	06/20/2021	0.258%	$	10,000	$(980)	$1,110	$130	$0
NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002		9,500	(783)	786	3	0
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.790		4,300	252	(114)	138	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.802		1,550	(103)	112	9	0

								$(15,367)	$15,189	$2,739	$(2,917)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$4,700	$42	$249	$291	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,300	1,566	(479)	1,087	0
BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	3,800	443	170	613	0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,600	1,055	64	1,119	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,600	580	323	903	0
GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	8,900	752	188	940	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	4,000	555	18	573	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	16,300	1,935	693	2,628	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,200	(35)	46	11	0
JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	850	85	5	90	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	1,200	191	(19)	172	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	29,700	3,654	1,135	4,789	0
MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,000	594	212	806	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	162	38	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	106	26	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	(13)	0	(21)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	68	16	0

						$11,153	$2,928	$14,102	$(21)

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$5,500	$0	$(17)	$0	$(17)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	$50,700	$(20)	$1,918	$1,898	$0

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	16,900	(101)	302	201	0

								$(121)	$2,220	$2,099	$0

Total Swap Agreements								$(4,335)	$20,320	$18,940	$(2,955)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$524	$7,703	$1,419	$9,646	$(491)	$(8,599)	$(17)	$(9,107)	$539	$(650)	$(111)
BPS	3,806	0	807	4,613	(179)	(108)	(383)	(670)	3,943	(4,028)	(85)
BRC	35	0	151	186	(46)	(46)	(342)	(434)	(248)	0	(248)
CBK	664	0	2,068	2,732	(3,617)	(129)	(148)	(3,894)	(1,162)	488	(674)
CKL	0	0	0	0	0	(121)	0	(121)	(121)	0	(121)
DBL	0	0	0	0	0	(95)	0	(95)	(95)	0	(95)
DUB	0	0	0	0	0	(7)	(353)	(360)	(360)	376	16
FBF	0	0	0	0	0	(55)	0	(55)	(55)	116	61
GLM	0	3	0	3	(172)	(1,523)	0	(1,695)	(1,692)	1,852	160
GST	0	0	6,840	6,840	0	(25)	(379)	(404)	6,436	(6,521)	(85)
HUS	41	0	71	112	(3,146)	0	(431)	(3,577)	(3,465)	3,465	0
JLN	0	0	0	0	0	(167)	0	(167)	(167)	0	(167)
JPM	1,721	0	6,076	7,797	(6,465)	(176)	(514)	(7,155)	642	(339)	303
MEI	0	0	0	0	0	(27)	0	(27)	(27)	0	(27)
MYC	0	0	1,316	1,316	0	(78)	(367)	(445)	871	(2,875)	(2,004)
MYI	273	0	0	273	(324)	0	0	(324)	(51)	0	(51)
NGF	0	0	3	3	0	0	0	0	3	0	3
RYL	918	0	0	918	(24)	0	0	(24)	894	(1,550)	(656)
SAL	0	0	26	26	0	0	(21)	(21)	5	0	5
SCX	6,117	0	0	6,117	(209)	0	0	(209)	5,908	(4,530)	1,378
SOG	388	0	0	388	0	0	0	0	388	(540)	(152)
UAG	1,982	0	163	2,145	(13,068)	0	0	(13,068)	(10,923)	10,261	(662)

Total Over the Counter	$16,469	$7,706	$18,940	$43,115	$(27,741)	$(11,156)	$(2,955)	$(41,852)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

(r)

Securities with an aggregate market value of $16,758 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$618	$618
Swap Agreements	0	3,035	0	0	1,409	4,444

	$0	$3,035	$0	$0	$2,027	$5,062

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,469	$0	$16,469
Purchased Options	0	0	0	0	7,706	7,706
Swap Agreements	0	16,841	0	0	2,099	18,940

	$0	$16,841	$0	$16,469	$9,805	$43,115

	$0	$19,876	$0	$16,469	$11,832	$48,177

66	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$603	$603
Swap Agreements	0	156	0	0	934	1,090

	$0	$156	$0	$0	$1,537	$1,693

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,741	$0	$27,741
Written Options	0	868	0	0	10,288	11,156
Swap Agreements	0	2,938	0	0	17	2,955

	$0	$3,806	$0	$27,741	$10,305	$41,852

	$0	$3,962	$0	$27,741	$11,842	$43,545

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$178	$178
Futures	0	0	0	0	46,846	46,846
Swap Agreements	0	29,972	0	0	(74,021)	(44,049)

	$0	$29,972	$0	$0	$(26,997)	$2,975

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,378	$0	$24,378
Purchased Options	0	0	0	0	(2,372)	(2,372)
Written Options	0	1,591	0	314	7,669	9,574
Swap Agreements	0	9,981	0	0	4,564	14,545

	$0	$11,572	$0	$24,692	$9,861	$46,125

	$0	$41,544	$0	$24,692	$(17,136)	$49,100

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(18,756)	$(18,756)
Swap Agreements	0	(4,591)	0	0	(41,116)	(45,707)

	$0	$(4,591)	$0	$0	$(59,872)	$(64,463)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,942)	$0	$(16,942)
Purchased Options	0	0	0	(81)	2,780	2,699
Written Options	0	861	0	(207)	(2,823)	(2,169)
Swap Agreements	0	(2,142)	0	0	(2,106)	(4,248)

	$0	$(1,281)	$0	$(17,230)	$(2,149)	$(20,660)

	$0	$(5,872)	$0	$(17,230)	$(62,021)	$(85,123)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$275,988	$161,251	$437,239
Corporate Bonds & Notes
Banking & Finance	55,988	6,328,874	39,236	6,424,098
Industrials	0	4,741,044	3,688	4,744,732
Utilities	0	1,318,068	0	1,318,068
Municipal Bonds & Notes
Michigan	0	2,260	0	2,260
West Virginia	0	2,154	0	2,154
U.S. Government Agencies	0	1,817,043	2,092	1,819,135
U.S. Treasury Obligations	0	2,900,901	0	2,900,901
Non-Agency Mortgage-Backed Securities	0	161,051	0	161,051
Asset-Backed Securities	0	378,210	0	378,210
Sovereign Issues	0	267,478	0	267,478
Common Stocks
Consumer Discretionary	12	0	0	12
Industrials	0	0	602	602
Warrants
Utilities	24	0	0	24
Convertible Preferred Securities
Banking & Finance	11,799	0	0	11,799
Preferred Securities
Banking & Finance	0	61,756	0	61,756
Industrials	34,640	0	0	34,640
Real Estate Investment Trusts
Real Estate	6,744	0	0	6,744
Short-Term Instruments
Certificates of Deposit	0	10,728	0	10,728
Repurchase Agreements	0	30,145	0	30,145
Argentina Treasury Bills	0	109	0	109
U.S. Treasury Bills	0	13,053	0	13,053
	$109,207	$18,308,862	$206,869	$18,624,938

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,263	$0	$0	$36,263
Total Investments	$145,470	$18,308,862	$206,869	$18,661,201

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	618	4,444	0	5,062
Over the counter	0	42,977	138	43,115
	$618	$47,421	$138	$48,177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(603)	(1,090)	0	(1,693)
Over the counter	0	(41,852)	0	(41,852)
	$(603)	$(42,942)	$0	$(43,545)
Total Financial Derivative Instruments	$15	$4,479	$138	$4,632
Totals	$145,485	$18,313,341	$207,007	$18,665,833

68	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(2)
Investments in Securities, at Value
Loan Participations and Assignments	$154,428	$62,359	$(4,167)	$178	$(8)	$1,297	$1,900	$(54,736)	$161,251	$576
Corporate Bonds & Notes
Banking & Finance	12,649	31,880	(5,950)	0	0	657	0	0	39,236	657
Industrials	4,195	0	(75)	(3)	0	183	0	(612)	3,688	180
U.S. Government Agencies	2,096	0	(21)	17	8	(8)	0	0	2,092	(9)
Common Stocks
Industrials	0	1,406	0	0	0	(804)	0	0	602	(804)
Preferred Securities
Banking & Finance	1	0	0	0	0	(1)	0	0	0	(1)

	$173,369	$95,645	$(10,213)	$192	$0	$1,324	$1,900	$(55,348)	$206,869	$599

Financial Derivative Instruments - Assets
Over the counter	$219	$0	$0	$0	$0	$(81)	$0	$0	$138	$(81)

Totals	$173,588	$95,645	$(10,213)	$192	$0	$1,243	$1,900	$(55,348)	$207,007	$518

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$128,832	Proxy Pricing	Base Price	96.125-102.750
	32,419	Third Party Vendor	Broker Quote	99.750-101.000
Corporate Bonds & Notes
Banking & Finance	10,710	Other Valuation Techniques(3)	—	—
	22,075	Proxy Pricing	Base Price	100.000
	6,451	Reference Instrument	Option Adjusted Spread	603.426 bps
Industrials	3,688	Proxy Pricing	Base Price	107.500
U.S. Government Agencies	2,092	Proxy Pricing	Base Price	60.580
Common Stocks
Industrials	602	Other Valuation Techniques(3)	—	—

Financial Derivative Instruments - Assets
Over the counter	138	Indicative Market Quotation	Broker Quote	3.056

Total	$207,007

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

70	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

72	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

74	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Notes to Financial Statements (Cont.)

dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

76	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Notes to Financial Statements (Cont.)

instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$283,228	$2,610,354	$(2,857,300)	$(10)	$(9)	$36,263	$854	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

78	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Notes to Financial Statements (Cont.)

future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments

80	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Notes to Financial Statements (Cont.)

the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon

82	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Notes to Financial Statements (Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

84	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Notes to Financial Statements (Cont.)

an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and

86	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Notes to Financial Statements (Cont.)

long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

88	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Notes to Financial Statements (Cont.)

interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active

90	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over the counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Notes to Financial Statements (Cont.)

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a

92	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

94	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$274,785	$99,163

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

96	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2019

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$15,096,996	$14,908,890	$4,172,173	$1,233,297

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	145,121	$1,538,908	235,561	$2,369,662

I-2	237,556	2,519,434	205,085	2,060,455

I-3	3,428	36,174	8,855	89,191	(a)

Administrative Class	5,140	55,122	3,897	39,346

Class A	27,704	293,233	27,024	272,801

Class C	3,004	32,128	3,239	32,657

Issued as reinvestment of distributions

Institutional Class	11,850	126,511	26,017	261,757

I-2	4,474	47,743	9,081	91,373

I-3	146	1,560	155	1,560	(a)

Administrative Class	210	2,240	522	5,257

Class A	2,164	23,091	5,291	53,255

Class C	466	4,963	1,203	12,103

Cost of shares redeemed

Institutional Class	(110,084)	(1,171,293)	(346,360)	(3,480,675)

I-2	(65,063)	(691,278)	(161,205)	(1,614,489)

I-3	(1,455)	(15,495)	(2,940)	(29,273	)(a)

Administrative Class	(1,855)	(19,714)	(15,413)	(154,976)

Class A	(34,629)	(363,577)	(69,125)	(695,786)

Class C	(7,130)	(75,682)	(16,581)	(166,660)

Net increase (decrease) resulting from Fund share transactions	221,047	$2,344,068	(85,694)	$(852,442)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2019

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Investment Grade Credit Bond Fund	$2,939	$103,005

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$18,034,072	$885,364	$(220,179)	$665,185

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

98	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOM	Bank of Montreal	JLN	JP Morgan Chase Bank N.A. London
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	JML	JP Morgan Securities Plc
BPG	BNP Paribas Securities Corp.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	JP Morgan Securities, Inc.
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
CKL	Citibank N.A. London	MYI	Morgan Stanley & Co. International PLC
DBL	Deutsche Bank AG London	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	RYL	Royal Bank of Scotland PLC
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SGY	Societe Generale, New York
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GRE	RBS Securities, Inc.	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co. LLC	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TRY	Turkish New Lira
HKD	Hong Kong Dollar	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	SOFRRATE	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Prices Index
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate
CMBX	Commercial Mortgage-Backed Index

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	UMBS	Uniform Mortgage-Backed Security

100	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

102	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

104	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	105

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

106	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	107

Approval of Investment Advisory Contract and Other Agreements (Cont.)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

108	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	109

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report Cover.

PF4021SAR_093019

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Income Fund in its report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Income Fund

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 129.3%
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.1%
Advanced Drainage Systems, Inc.
TBD% due 09/19/2026	$5,414	$5,444
Advanz Pharma Corp.
7.528% (LIBOR03M + 5.500%) due 09/06/2024 ~	45,322	42,886
Alphabet Holding Co., Inc.
5.544% (LIBOR03M + 3.500%) due 09/26/2024 ~	7,771	7,215
Altice France S.A.
6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~	50,221	50,147
American Builders & Contractors Supply Co., Inc.
4.044% (LIBOR03M + 2.000%) due 10/31/2023 ~	45,686	45,717
Ancestry.com Operations, Inc.
6.300% (LIBOR03M + 4.250%) due 08/27/2026 ~	26,135	25,993
Aramark Services, Inc.
3.794% (LIBOR03M + 1.750%) due 03/11/2025 ~	9,978	10,016
Avantor, Inc.
5.044% (LIBOR03M + 3.000%) due 11/21/2024 ~	3,961	3,993
Avolon TLB Borrower (U.S.) LLC
3.794% (LIBOR03M + 1.750%) due 01/15/2025 ~	59,364	59,691
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(l)	25,648	26,332
Axalta Coating Systems U.S. Holdings, Inc.
3.854% (LIBOR03M + 1.750%) due 06/01/2024 ~	4,210	4,218
Bausch Health Cos., Inc.
4.789% (LIBOR03M + 2.750%) due 11/27/2025 ~	18,016	18,073
5.039% (LIBOR03M + 3.000%) due 06/02/2025 ~	23,823	23,946
Beacon Roofing Supply, Inc.
4.294% (LIBOR03M + 2.250%) due 01/02/2025 ~	6,452	6,446
Britannia Property Owner LLC
TBD% (LIBOR03M + 3.200%) due 10/09/2021 «~(l)	47,500	47,968
BWAY Holding Co.
5.590% (LIBOR03M + 3.250%) due 04/03/2024 ~	9,550	9,369
Caesars Entertainment Operating Co.
4.044% (LIBOR03M + 2.000%) due 10/06/2024 ~	12,956	12,963
Caesars Resort Collection LLC
4.794% (LIBOR03M + 2.750%) due 12/22/2024 ~	73,206	72,820
Calmart Sub LLC
TBD% - 5.146% (LIBOR03M + 3.097%) due 03/09/2021 µ ~	100,000	100,145
Camelot UK Holdco Ltd.
5.294% (LIBOR03M + 3.250%) due 10/03/2023 ~	3,261	3,285
Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	55,058	56,013
CenturyLink, Inc.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	35,675	35,478
Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~	10,910	10,988
Cheltenham
TBD% (LIBOR03M + 3.650%) due 11/09/2021 «~(l)	62,000	62,208
CityCenter Holdings LLC
4.294% (LIBOR03M + 2.250%) due 04/18/2024 ~	5,963	5,984
Clear Channel Outdoor Holdings, Inc.
TBD% due 08/21/2026	11,800	11,851
CommScope, Inc.
5.294% (LIBOR03M + 3.250%) due 04/06/2026 ~	32,500	32,446
Core & Main LP
4.850% - 4.882% (LIBOR03M + 2.750%) due 08/01/2024 ~	5,736	5,707
Crown Americas LLC
4.057% (LIBOR03M + 2.000%) due 04/03/2025 ~	2,388	2,405

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Crown European Holdings S.A.
2.375% (EUR003M + 2.375%) due 04/03/2025 ~	EUR	5,333	$5,875
CSC Holdings LLC
4.528% (LIBOR03M + 2.500%) due 01/25/2026 ~		$15,701	15,745
Dell International LLC
4.050% (LIBOR03M + 2.000%) due 09/07/2023 ~		13,149	13,211
Delos Finance SARL
3.854% (LIBOR03M + 1.750%) due 10/06/2023 ~		23,630	23,741
Diamond (BC) BV
5.087% - 5.256% (LIBOR03M + 3.000%) due 09/06/2024 ~		5,256	5,023
Diamond Resorts Corp.
5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~		71,449	69,722
Dream Hotel
TBD% (LIBOR03M + 4.950%) due 01/31/2021 «~(l)		42,000	42,057
Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		189,187	177,363
Emerald TopCo, Inc.
5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~		6,304	6,290
Envision Healthcare Corp.
5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~		110,837	90,702
Fidere Gestion De Vivienda
2.500% (EUR003M + 2.500%) due 05/15/2020 «~(l)	EUR	96,678	105,617
Financial & Risk U.S. Holdings, Inc.
5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~		$182,034	183,243
Fleet U.S. Bidco, Inc.
TBD% due 09/23/2026 «		4,844	4,874
Forest City Enterprises, L.P.
6.044% (LIBOR03M + 4.000%) due 12/07/2025 ~		23,820	23,999
Frontier Communications Corp.
5.800% (LIBOR03M + 3.750%) due 06/15/2024 ~		18,019	18,025
Gardner Denver, Inc.
4.794% (LIBOR03M + 2.750%) due 07/30/2024 ~		74	74
Genworth Holdings, Inc.
6.670% (LIBOR03M + 4.500%) due 03/07/2023 ~		3,576	3,593
GHH Holdings Ltd.
2.613% (BP0003M + 1.850%) due 12/04/2024 «~(l)	GBP	75,000	92,332
Golden Nugget, Inc.
4.794% - 4.807% (LIBOR03M + 2.750%) due 10/04/2023 ~		$282	282
Gray Television, Inc.
4.832% (LIBOR03M + 2.500%) due 01/02/2026 ~		18,113	18,209
Grey Barn LLC
TBD% (LIBOR03M + 3.000%) due 09/09/2021 «~(l)		95,000	95,423
Grifols Worldwide Operations USA, Inc.
4.197% (LIBOR03M + 2.250%) due 01/31/2025 ~		3,369	3,389
HCA, Inc.
4.044% (LIBOR03M + 2.000%) due 03/13/2025 ~		10,506	10,554
Hilton Worldwide Finance LLC
3.768% (LIBOR03M + 1.750%) due 06/22/2026 ~		124,261	125,150
Hotel (PL Property) Ltd.
2.667% (BP0003M + 1.900%) due 02/07/2023 «~(l)	GBP	54,000	66,479
iHeartCommunications, Inc.
6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~		$416,085	419,336
Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 03/31/2024 ~	EUR	56,592	61,630
Intelsat Jackson Holdings S.A.
5.804% (LIBOR03M + 3.750%) due 11/27/2023 ~		$91,323	91,597
6.625% due 01/02/2024		7,520	7,670

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
IRB Holding Corp.
5.550% (LIBOR03M + 3.250%) due 02/05/2025 ~		$7,289	$7,265
Isla Vista Owner LLC
TBD% (LIBOR03M + 3.500%) due 05/09/2020 «~(l)		53,500	53,701
Kiinteisto oy Paulon Talo
2.300% (EUR003M + 2.300%) due 02/15/2021 «~(l)	EUR	41,250	45,017
2.350% (EUR003M + 2.350%) due 02/15/2021 «~(l)		44,955	49,060
Kinetic Concepts, Inc.
7.250% (PRIME + 2.250%) due 02/02/2024 ~		$6,794	6,818
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	2,000	1,855
Marriott Ownership Resorts, Inc.
4.294% (LIBOR03M + 2.250%) due 08/29/2025 ~		$9,975	10,041
McDermott Technology Americas, Inc.
7.104% (LIBOR03M + 5.000%) due 05/09/2025 ~		32,287	20,646
Meredith Corp.
4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~		3,299	3,308
Messer Industrie GmbH
4.604% (LIBOR03M + 2.500%) due 03/01/2026 ~		19,497	19,475
MGM Growth Properties Operating Partnership LP
4.044% (LIBOR03M + 2.000%) due 03/21/2025 ~		37,120	37,253
MH Sub LLC
5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~		16,807	16,712
Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 « ~		11,560	11,670
Mission Broadcasting, Inc.
4.350% (LIBOR03M + 2.250%) due 01/17/2024 ~		1,960	1,964
Nascar Holdings, Inc.
TBD% due 07/27/2026		6,255	6,307
NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~		44,875	43,996
Neiman Marcus Group Ltd. LLC
8.057% (LIBOR03M + 6.000%) due 10/25/2023 ~		33,306	25,687
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~		184,107	140,727
Nestle Skin Health
TBD% due 07/16/2026		50,369	50,644
TBD% due 07/16/2026	EUR	12,900	14,188
Nexstar Broadcasting, Inc.
4.294% (LIBOR03M + 2.250%) due 01/17/2024 ~		$9,840	9,860
Nielsen Finance LLC
4.042% (LIBOR03M + 2.000%) due 10/04/2023 ~		26,230	26,256
Oasis West
5.280% (LIBOR03M + 3.250%) due 03/08/2022 «~(l)		200,000	200,931
Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~		3,736	3,624

See Accompanying Notes	1

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		$136,670	$134,278
Parexel International Corp.
4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~		6,712	6,393
PetSmart, Inc.
6.040% (LIBOR03M + 4.000%) due 03/11/2022 ~		31,748	31,007
PG&E Corp.
TBD% due 04/16/2020		33,800	34,014
1.125% due 12/31/2020 µ		127,824	128,633
4.320% (LIBOR03M + 2.250%) due 12/31/2020 µ ~		383,472	385,899
Post Holdings, Inc.
4.040% (LIBOR03M + 2.000%) due 05/24/2024 ~		5,723	5,746
Prestige Brands, Inc.
4.044% (LIBOR03M + 2.000%) due 01/26/2024 ~		760	762
Project Bull
4.050% (LIBOR03M + 2.000%) due 03/10/2020 «~		150,315	150,548
Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~		54,850	54,809
Reynolds Group Holdings, Inc.
4.794% (LIBOR03M + 2.750%) due 02/05/2023 ~		5,947	5,963
RPI Finance Trust
4.044% (LIBOR03M + 2.000%) due 03/27/2023 ~		12,553	12,631
SBA Senior Finance LLC
4.050% (LIBOR03M + 2.000%) due 04/11/2025 ~		4,839	4,847
Sequa Mezzanine Holdings LLC
7.187% (LIBOR03M + 5.000%) due 11/28/2021 ~		47,255	46,881
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~		14,440	14,223
Serta Simmons Bedding LLC
5.539% - 5.557% (LIBOR03M + 3.500%) due 11/08/2023 ~		5,070	3,139
Sierra Hamilton LLC
15.000% due 09/12/2023 «		763	725
SIG Combibloc Holdings S.C.A.
2.500% (EUR003M + 2.500%) due 10/02/2025 ~	EUR	10,100	11,120
Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~		42,800	46,788
Sinclair Television Group, Inc.
4.540% (LIBOR03M + 2.500%) due 09/30/2026 ~		$12,375	12,449
Sprint Communications, Inc.
4.563% (LIBOR03M + 2.500%) due 02/02/2024 ~		87,535	87,009
SS&C Technologies Holdings Europe SARL
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~		20,059	20,168
SS&C Technologies, Inc.
4.294% (LIBOR03M + 2.250%) due 04/16/2025 ~		30,198	30,362
Starfruit Finco BV
5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~		42,163	41,386
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		86,984	87,965
Syniverse Holdings, Inc.
7.028% (LIBOR03M + 5.000%) due 03/09/2023 ~		26,582	25,062

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(l)	EUR	276,523	$300,492
TerraForm Power Operating LLC
4.044% (LIBOR03M + 2.000%) due 11/08/2022 «~		$1,867	1,873
TEX Operations Co. LLC
4.044% (LIBOR03M + 2.000%) due 08/04/2023 ~		9,121	9,053
Tronox Finance LLC
4.794% - 4.854% (LIBOR03M + 2.750%) due 09/23/2024 ~		6,846	6,854
U.S. Renal Care, Inc.
7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~		23,239	22,096
Univision Communications, Inc.
4.794% (LIBOR03M + 2.750%) due 03/15/2024 ~		200,139	194,850
VFH Parent LLC
6.044% (LIBOR03M + 3.500%) due 03/01/2026 ~		4,200	4,214
West Corp.
6.044% (LIBOR03M + 4.000%) due 10/10/2024 ~		3,318	2,964
Westmoreland Mining Holdings LLC
10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~		3,591	3,627
Westmoreland Mining Holdings LLC
(15.000% PIK) 15.000% due 03/15/2029 (d)		9,102	6,917
Whatabrands LLC
5.516% (LIBOR03M + 3.250%) due 08/02/2026 ~		4,965	4,994
Windstream Services LLC
TBD% due 03/29/2021		47,000	47,999
Wyndham Hotels & Resorts, Inc.
3.794% (LIBOR03M + 1.750%) due 05/30/2025 ~		13,068	13,147
Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		21,690	21,858

Total Loan Participations and Assignments (Cost $5,519,897)			5,411,702

CORPORATE BONDS & NOTES 21.7%
BANKING & FINANCE 13.2%
AerCap Ireland Capital DAC
2.875% due 08/14/2024		15,800	15,808
3.500% due 05/26/2022		1,300	1,334
4.125% due 07/03/2023		21,250	22,304
4.250% due 07/01/2020		7,564	7,669
4.450% due 10/01/2025		30,450	32,512
4.500% due 05/15/2021		8,588	8,868
4.625% due 10/30/2020		23,312	23,868
5.000% due 10/01/2021		2,200	2,314
AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~		70,600	38,477
AIB Group PLC
4.263% due 04/10/2025 •		130,445	135,877
4.750% due 10/12/2023		14,200	15,027
Air Lease Corp.
2.625% due 07/01/2022		5,390	5,423
Aircastle Ltd.
5.125% due 03/15/2021		844	875
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	6,800	7,664
Ally Financial, Inc.
3.750% due 11/18/2019		$16,873	16,900
3.875% due 05/21/2024		31,766	32,951
4.125% due 03/30/2020		45,020	45,414
4.250% due 04/15/2021		12,842	13,163
4.625% due 05/19/2022		7,605	7,909
7.500% due 09/15/2020		5,278	5,530
8.000% due 03/15/2020		11,292	11,559
8.000% due 11/01/2031		9,158	12,704
Ambac Assurance Corp.
5.100% due 06/07/2020		197	287
Ambac LSNI LLC
7.104% due 02/12/2023 •		139,674	141,420
American International Group, Inc.
5.750% due 04/01/2048 •		7,893	8,453
American Tower Corp.
3.000% due 06/15/2023		15,136	15,494

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.300% due 02/15/2021		$1,400	$1,420
Annington Funding PLC
2.646% due 07/12/2025	GBP	8,700	11,111
Ardonagh Midco PLC
8.375% due 07/15/2023		68,250	80,748
8.625% due 07/15/2023		$200	192
Assurant, Inc.
4.200% due 09/27/2023		7,908	8,277
Athene Global Funding
4.000% due 01/25/2022		9,580	9,946
Athene Holding Ltd.
4.125% due 01/12/2028		4,256	4,381
Aviation Capital Group LLC
2.875% due 01/20/2022		2,605	2,616
Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		24,190	25,724
5.500% due 01/15/2023		34,244	36,624
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		3,958	4,141
4.350% due 04/20/2028		6,811	7,261
5.000% due 04/20/2048		11,366	12,278
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	20,000	22,236
8.875% due 04/14/2021 •(j)(k)		14,400	17,387
Banco de Credito del Peru
4.650% due 09/17/2024	PEN	166,000	49,346
Banco Santander S.A.
3.460% (US0003M + 1.120%) due 04/12/2023 ~		$6,800	6,811
3.800% due 02/23/2028		4,000	4,195
3.848% due 04/12/2023		10,200	10,637
4.379% due 04/12/2028		2,800	3,063
6.250% due 09/11/2021 •(j)(k)	EUR	44,200	50,946
Bank of America Corp.
2.756% (US0003M + 0.650%) due 06/25/2022 ~		$56,311	56,525
2.917% (US0003M + 0.790%) due 03/05/2024 ~		2,708	2,714
3.248% due 10/21/2027		10,000	10,404
3.419% due 12/20/2028 •		24,000	25,063
3.438% (US0003M + 1.160%) due 01/20/2023 ~		1,100	1,114
3.500% due 04/19/2026		10,000	10,644
3.550% due 03/05/2024 •		21,345	22,209
3.559% due 04/23/2027 •		45,000	47,541
3.974% due 02/07/2030 •		27,000	29,582
4.078% due 04/23/2040 •		6,000	6,707
4.125% due 01/22/2024		50,000	53,898
Bank of Ireland
7.375% due 06/18/2020 •(j)(k)	EUR	49,359	56,008
Banque PSA Finance S.A.
5.750% due 04/04/2021		$200	210
Barclays Bank PLC
5.125% due 01/08/2020		5,500	5,541
7.625% due 11/21/2022 (k)		347,720	383,610
Barclays PLC
1.500% due 09/03/2023	EUR	300	340
3.125% due 01/17/2024	GBP	77,200	98,943
3.250% due 02/12/2027		52,900	67,824
3.250% due 01/17/2033		54,300	67,724
3.548% (US0003M + 1.380%) due 05/16/2024 ~		$79,200	78,854
3.588% (US0003M + 1.430%) due 02/15/2023 ~		41,300	41,307
3.650% due 03/16/2025		1,600	1,642
3.684% due 01/10/2023		15,100	15,364
3.932% due 05/07/2025 •		141,400	146,184
3.963% (US0003M + 1.625%) due 01/10/2023 ~		22,000	22,097
4.337% due 01/10/2028		12,400	13,041
4.338% due 05/16/2024 •		115,170	120,380
4.375% due 01/12/2026		58,600	61,966
4.610% due 02/15/2023 •		41,300	42,925
4.972% due 05/16/2029 •		54,150	59,477
5.875% due 09/15/2024 •(j)(k)	GBP	11,430	13,687
7.125% due 06/15/2025 •(j)(k)		66,834	87,239
7.250% due 03/15/2023 •(j)(k)		92,754	120,247
7.750% due 09/15/2023 •(j)(k)		$168,316	175,282

2	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.875% due 09/15/2022 •(j)(k)	GBP	167,211	$219,103
8.000% due 12/15/2020 •(j)(k)	EUR	170,014	198,514
8.000% due 06/15/2024 •(j)(k)		$88,600	94,289
BGC Partners, Inc.
3.750% due 10/01/2024		14,898	14,845
5.125% due 05/27/2021		13,500	13,946
5.375% due 07/24/2023		7,136	7,628
BNP Paribas S.A.
4.400% due 08/14/2028		10,800	11,934
7.000% due 08/16/2028 •(j)(k)		2,320	2,556
7.625% due 03/30/2021 •(j)(k)		19,400	20,450
BOC Aviation Ltd.
3.000% due 03/30/2020		1,935	1,938
3.238% (US0003M + 1.125%) due 09/26/2023 ~		12,100	12,165
3.316% (US0003M + 1.050%) due 05/02/2021 ~		30,660	30,787
3.500% due 01/31/2023		9,100	9,302
4.375% due 05/02/2023		3,610	3,815
Brighthouse Financial, Inc.
3.700% due 06/22/2027		12,035	11,908
Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)		5,245	5,154
Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~		27,642	27,574
Brookfield Finance, Inc.
3.900% due 01/25/2028		13,240	13,912
4.700% due 09/20/2047		30,380	33,372
Cantor Fitzgerald LP
4.875% due 05/01/2024		6,070	6,413
7.875% due 10/15/2019		10,586	10,607
Capital One Financial Corp.
3.450% due 04/30/2021		48,871	49,768
CBL & Associates LP
4.600% due 10/15/2024		1,257	836
5.250% due 12/01/2023		3,500	2,449
5.950% due 12/15/2026		25,121	17,773
Charles Schwab Corp.
5.000% due 12/01/2027 •(j)		9,000	9,171
CIT Group, Inc.
4.125% due 03/09/2021		17,854	18,211
5.000% due 08/15/2022		8,248	8,759
Citigroup, Inc.
3.200% due 10/21/2026		32,000	33,064
3.233% (US0003M + 0.950%) due 07/24/2023 ~		70	70
3.520% due 10/27/2028 •		9,000	9,436
3.568% (US0003M + 1.430%) due 09/01/2023 ~		2,200	2,239
3.668% due 07/24/2028 •		10,000	10,593
3.980% due 03/20/2030 •(n)		10,000	10,911
CNH Industrial Capital LLC
4.875% due 04/01/2021		2,804	2,910
Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		3,100	3,147
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(j)(k)	EUR	34,027	38,267
6.625% due 06/29/2021 •(j)(k)		39,200	46,665
Corp. Andina de Fomento
3.950% due 10/15/2021 (i)	MXN	62,796	3,150
Credit Agricole S.A.
3.750% due 04/24/2023		$17,350	18,146
7.875% due 01/23/2024 •(j)(k)		300	335
Credit Suisse AG
6.500% due 08/08/2023 (k)		52,792	58,920
Credit Suisse Group AG
2.593% due 09/11/2025 •		61,250	60,716
3.372% (US0003M + 1.240%) due 06/12/2024 ~		21,150	21,297
3.574% due 01/09/2023		15,000	15,346
4.207% due 06/12/2024 •		26,500	27,928
4.282% due 01/09/2028		13,450	14,474
6.250% due 12/18/2024 •(j)(k)		5,000	5,302
7.250% due 09/12/2025 •(j)(k)		8,640	9,252
7.500% due 07/17/2023 •(j)(k)		48,700	52,083

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.500% due 12/11/2023 •(j)(k)		$43,491	$48,168
7.500% due 12/11/2023 •(j)		5,915	6,551
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		1,200	1,203
3.450% due 04/16/2021		20,000	20,335
3.750% due 03/26/2025		250	263
3.800% due 09/15/2022		8,250	8,574
3.800% due 06/09/2023		7,850	8,202
4.550% due 04/17/2026		26,150	28,817
4.590% (US0003M + 2.290%) due 04/16/2021 ~		7,500	7,701
Crown Castle International Corp.
2.250% due 09/01/2021		3,595	3,599
4.300% due 02/15/2029		2,400	2,653
CTR Partnership LP
5.250% due 06/01/2025		11,242	11,635
Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	47,100	51,018
0.213% (EUR003M + 0.650%) due 09/10/2021 ~		13,600	14,613
1.750% due 01/17/2028		2,000	2,247
1.875% due 02/28/2020	GBP	9,800	12,046
1.875% due 02/14/2022	EUR	100	111
2.700% due 07/13/2020		$28,956	28,901
3.150% due 01/22/2021		2,400	2,395
3.273% (US0003M + 0.970%) due 07/13/2020 ~		31,378	31,308
3.300% due 11/16/2022		13,700	13,627
3.577% (US0003M + 1.290%) due 02/04/2021 ~		50,600	50,253
3.700% due 05/30/2024		13,800	13,832
3.950% due 02/27/2023		58,070	58,948
4.250% due 02/04/2021		70,900	71,613
4.250% due 10/14/2021		473,104	480,074
5.000% due 02/14/2022		127,065	131,620
Digital Realty Trust LP
3.600% due 07/01/2029		31,831	33,171
4.450% due 07/15/2028		20,685	22,891
Discover Bank
3.350% due 02/06/2023		8,800	9,077
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	79,281	85,008
Encina Business Credit LLC
5.303% due 12/05/2025 «		$69,660	69,660
EPR Properties
4.750% due 12/15/2026		2,437	2,622
4.950% due 04/15/2028		3,944	4,301
Equinix, Inc.
2.875% due 03/15/2024	EUR	27,225	30,852
2.875% due 02/01/2026		45,409	51,647
Erste Group Bank AG
8.875% due 10/15/2021 •(j)(k)		200	250
ESH Hospitality, Inc.
4.625% due 10/01/2027		$11,978	12,038
Eurobank Ergasias S.A.
2.750% due 11/02/2050	EUR	8,926	10,003
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$14,027	15,190
FCE Bank PLC
0.088% due 08/26/2020 •	EUR	7,300	7,939
0.869% due 09/13/2021		18,500	20,170
1.114% due 05/13/2020		1,140	1,250
1.660% due 02/11/2021		4,808	5,329
1.875% due 06/24/2021		17,172	19,136
FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		$49,615	54,672
Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	19,700	21,095
0.030% due 05/14/2021 •		19,550	21,154
2.343% due 11/02/2020		$4,000	3,977
2.425% due 06/12/2020		1,048	1,046
2.459% due 03/27/2020		2,060	2,058
2.597% due 11/04/2019		8,000	8,000
2.681% due 01/09/2020		6,955	6,955
3.157% due 08/04/2020		10,402	10,429
3.550% due 10/07/2022		85,800	85,864
5.875% due 08/02/2021		1,600	1,676
8.125% due 01/15/2020		6,685	6,796
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		89,358	92,039
6.750% due 03/15/2022		109,870	115,089
GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	6,181	6,695
0.010% (EUR003M + 0.380%) due 01/21/2020 ~		3,550	3,866
0.800% due 01/21/2022		8,600	9,454
2.250% due 07/20/2020		4,600	5,096
2.625% due 03/15/2023		3,400	3,951
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$6,625	6,611

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.418% due 11/15/2035		$31,460	$33,054
GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	200	265
5.875% due 11/04/2020		360	463
General Motors Financial Co., Inc.
0.147% due 03/26/2022 •	EUR	10,900	11,806
2.650% due 04/13/2020		$53,900	53,977
3.150% due 01/15/2020		1,150	1,152
3.200% due 07/13/2020		11,636	11,702
3.700% due 11/24/2020		1,550	1,571
GLP Capital LP
5.250% due 06/01/2025		6,145	6,784
5.300% due 01/15/2029		29,711	32,859
Goldman Sachs Group, Inc.
2.908% due 06/05/2023 •		8,700	8,819
3.377% (US0003M + 1.110%) due 04/26/2022 ~		11,300	11,400
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,168	27,197
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		14,700	15,738
Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		236,900	242,228
Host Hotels & Resorts LP
4.000% due 06/15/2025		3,070	3,246
6.000% due 10/01/2021		360	383
Howard Hughes Corp.
5.375% due 03/15/2025		34,900	36,645
HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		64,100	64,173
2.782% (US0003M + 0.650%) due 09/11/2021 ~		126,800	126,992
3.000% due 05/29/2030 •	GBP	40,500	52,806
3.124% (US0003M + 1.000%) due 05/18/2024 ~		$19,400	19,488
3.262% due 03/13/2023 •		19,470	19,817
3.400% due 03/08/2021		39,300	39,912
3.512% (US0003M + 1.380%) due 09/12/2026 ~		50,300	50,739
3.600% due 05/25/2023		8,890	9,250
3.950% due 05/18/2024 •		1,700	1,779
3.973% due 05/22/2030 •		73,300	78,344
4.041% due 03/13/2028 •		17,580	18,674
4.292% due 09/12/2026 •		56,800	61,015
4.300% due 03/08/2026		78,900	85,507
4.342% (US0003M + 2.240%) due 03/08/2021 ~		49,844	51,108
4.583% due 06/19/2029 •		73,000	81,045
4.750% due 07/04/2029 •(j)(k)	EUR	51,337	59,417
5.875% due 09/28/2026 •(j)(k)	GBP	80,500	104,817
6.000% due 09/29/2023 •(j)(k)	EUR	32,300	40,110
6.500% due 03/23/2028 •(j)(k)		$93,240	97,608
Hudson Pacific Properties LP
3.950% due 11/01/2027		5,427	5,691
4.650% due 04/01/2029		15,000	16,561
Hunt Cos., Inc.
6.250% due 02/15/2026		4,594	4,514
ICICI Bank Ltd.
3.500% due 03/18/2020		7,750	7,779
Industrial & Commercial Bank of China Ltd.
2.992% (US0003M + 0.875%) due 11/29/2019 ~		15,500	15,508
ING Groep NV
3.085% (US0003M + 1.000%) due 10/02/2023 ~		33,500	33,659
4.100% due 10/02/2023		57,300	60,869
5.750% due 11/16/2026 •(j)(k)		62,900	63,395
International Lease Finance Corp.
4.625% due 04/15/2021		2,500	2,575
8.250% due 12/15/2020		51,881	55,522
8.625% due 01/15/2022		4,475	5,081
iStar, Inc.
4.625% due 09/15/2020		2,107	2,132
5.250% due 09/15/2022 (n)		3,212	3,288
JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		55,955	56,145

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.950% due 10/01/2026		$12,000	$12,328
3.176% (US0003M + 0.900%) due 04/25/2023 ~		2,772	2,789
3.300% due 04/01/2026		10,000	10,484
3.509% due 01/23/2029 •		9,000	9,520
3.513% (US0003M + 1.230%) due 10/24/2023 ~		1,890	1,921
3.540% due 05/01/2028 •		10,000	10,543
3.702% due 05/06/2030 •		55,000	59,046
3.882% due 07/24/2038 •		10,000	10,999
4.005% due 04/23/2029 •		9,000	9,849
4.203% due 07/23/2029 •		10,000	11,119
4.452% due 12/05/2029 •		10,000	11,320
JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~		96,900	96,962
3.086% due 04/26/2021 •		70,410	70,789
Kasikornbank PCL
3.500% due 10/25/2019		4,300	4,304
Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	2,800	3,221
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$12,160	12,536
Kookmin Bank
2.250% due 02/03/2021		36,400	36,414
KSA Sukuk Ltd.
2.894% due 04/20/2022		120,600	122,468
Life Storage LP
3.875% due 12/15/2027		2,792	2,951
Lloyds Bank PLC
12.000% due 12/16/2024 •(j)		1,560	1,878
Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	1,550	1,947
2.907% due 11/07/2023 •		$12,900	12,932
2.959% (US0003M + 0.800%) due 06/21/2021 ~		100,000	100,256
3.574% due 11/07/2028 •		43,950	44,876
4.050% due 08/16/2023		54,600	57,415
4.375% due 03/22/2028		20,320	22,088
4.450% due 05/08/2025		1,300	1,400
4.550% due 08/16/2028		29,400	32,382
6.375% due 06/27/2020 •(j)(k)	EUR	5,932	6,666
7.500% due 06/27/2024 •(j)(k)		$10,814	11,621
7.500% due 09/27/2025 •(j)(k)		124,252	132,590
7.625% due 06/27/2023 •(j)(k)	GBP	390,997	524,351
7.875% due 06/27/2029 •(j)(k)		116,142	167,828
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$4,755	4,699
Logicor Financing SARL
3.250% due 11/13/2028	EUR	4,639	5,730
Marsh & McLennan Cos., Inc.
4.375% due 03/15/2029		$6,000	6,794
Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		300	306
MMcapS Funding Ltd.
2.403% (US0003M + 0.290%) due 12/26/2039 ~		24,353	22,132
2.613% (US0003M + 0.500%) due 12/26/2039 ~		10,100	7,878
Morgan Stanley
3.125% due 07/27/2026		10,000	10,307
3.591% due 07/22/2028 •		12,000	12,667
National Bank of Greece S.A.
2.750% due 10/19/2020	EUR	7,500	8,403
Nationwide Building Society
3.622% due 04/26/2023 •		$42,110	42,951
3.766% due 03/08/2024 •		82,123	84,380
3.960% due 07/18/2030 •		57,892	60,538
4.302% due 03/08/2029 •		79,100	84,762
4.363% due 08/01/2024 •		1,285	1,350
Natwest Markets PLC
0.000% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	44,763	48,835
0.625% due 03/02/2022		92,368	101,868
1.125% due 06/14/2023		17,600	19,723
NatWest Markets PLC
3.625% due 09/29/2022		$142,500	146,350
Navient Corp.
5.000% due 10/26/2020		11,304	11,474
5.875% due 03/25/2021		34,992	36,479
6.500% due 06/15/2022		92,429	98,668
6.625% due 07/26/2021		23,537	24,773

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.250% due 01/25/2022		$34,020	$36,784
8.000% due 03/25/2020		41,001	41,924
Newmark Group, Inc.
6.125% due 11/15/2023		17,600	19,107
Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		17,066	16,984
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		16,860	17,256
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		4,719	4,872
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		25,653	25,904
4.500% due 03/15/2023		27,952	28,995
5.250% due 08/15/2022		68,400	72,258
5.500% due 02/15/2024		11,114	12,021
Physicians Realty LP
3.950% due 01/15/2028		4,984	5,225
Preferred Term Securities Combination Trust
0.000% due 09/26/2034 ~		6,000	1,425
Preferred Term Securities Ltd.
2.419% (US0003M + 0.300%) due 03/22/2037 ~		88,644	79,115
2.419% (US0003M + 0.300%) due 09/22/2037 ~		124	112
2.419% (US0003M + 0.300%) due 12/22/2037 ~		13,552	12,061
2.429% (US0003M + 0.310%) due 12/22/2036 ~		103,373	97,171
2.459% (US0003M + 0.340%) due 09/22/2036 ~		22,796	21,314
2.469% (US0003M + 0.350%) due 06/22/2037 ~		51,794	38,198
2.489% (US0003M + 0.370%) due 09/22/2037 ~		42,997	34,505
2.499% (US0003M + 0.380%) due 09/23/2035 ~		408	395
2.499% (US0003M + 0.380%) due 12/22/2036 ~		4,375	3,774
2.499% (US0003M + 0.380%) due 03/22/2037 ~		46,862	35,264
2.509% (US0003M + 0.390%) due 12/22/2036 ~		3,143	2,703
2.519% (US0003M + 0.400%) due 06/23/2035 ~		30,278	27,855
2.519% (US0003M + 0.400%) due 09/22/2036 ~		30,003	24,452
2.519% (US0003M + 0.400%) due 12/22/2037 ~		2,169	1,746
2.519% (US0003M + 0.400%) due 03/22/2038 ~		106,946	94,000
2.549% (US0003M + 0.430%) due 12/22/2035 ~		30,520	25,484
2.569% (US0003M + 0.450%) due 03/22/2038 ~		7,166	5,886
2.599% (US0003M + 0.480%) due 09/23/2035 ~		15,195	13,258
2.619% (US0003M + 0.500%) due 03/23/2035 ~		21,342	19,848
2.619% (US0003M + 0.500%) due 06/23/2035 ~		10,965	8,936
2.699% (US0003M + 0.580%) due 03/23/2035 ~		14,250	12,469
2.719% (US0003M + 0.600%) due 03/22/2038 ~		18,031	15,236
2.736% (US0003M + 0.580%) due 09/26/2034 ~		7,500	7,012
2.739% (US0003M + 0.620%) due 12/22/2036 ~		33,416	28,822
2.869% (US0003M + 0.750%) due 09/23/2035 ~		20,882	16,757
3.019% (US0003M + 0.880%) due 12/24/2033 ~		5,000	4,525
3.019% (US0003M + 0.900%) due 03/22/2038 ~		44,980	44,531
3.193% (US0003M + 0.860%) due 07/03/2033 ~		4,575	4,386
3.249% (US0003M + 0.900%) due 01/03/2033 ~		16,159	15,877
Principal Financial Group, Inc.
3.700% due 05/15/2029		2,000	2,157
QNB Finance Ltd.
3.631% (US0003M + 1.450%) due 08/11/2021 ~		31,600	31,686
3.870% (US0003M + 1.570%) due 07/18/2021 ~		25,000	25,332
Reckson Operating Partnership LP
7.750% due 03/15/2020		21,995	22,510
Regional Diversified Funding Ltd.
2.606% (US0003M + 0.330%) due 01/25/2036 ~		444	434
Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	13,604	15,397
2.000% due 03/04/2025 •		18,700	21,415
2.500% due 03/22/2023		53,338	62,298

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.498% due 05/15/2023 •		$70,270	$71,242
3.628% (US0003M + 1.470%) due 05/15/2023 ~		79,246	79,356
3.656% (US0003M + 1.550%) due 06/25/2024 ~		2,800	2,807
3.875% due 09/12/2023		30,500	31,497
4.269% due 03/22/2025 •		124,100	129,864
4.445% due 05/08/2030 •		162,800	174,509
4.519% due 06/25/2024 •		16,100	16,942
4.800% due 04/05/2026		89,400	97,830
4.892% due 05/18/2029 •		13,000	14,314
5.076% due 01/27/2030 •		177,353	198,675
7.500% due 08/10/2020 •(j)(k)		150,689	154,268
7.648% due 09/30/2031 •(j)		100	138
8.000% due 08/10/2025 •(j)(k)		82,521	91,227
8.625% due 08/15/2021 •(j)(k)		225,539	242,082
Sabra Health Care LP
4.800% due 06/01/2024		5,990	6,336
Santander Holdings USA, Inc.
3.400% due 01/18/2023		10,812	11,072
3.500% due 06/07/2024		22,065	22,653
3.700% due 03/28/2022		7,256	7,441
4.400% due 07/13/2027		9,079	9,721
4.450% due 12/03/2021		21,283	22,236
4.500% due 07/17/2025		134,600	144,528
Santander UK Group Holdings PLC
0.376% (EUR003M + 0.780%) due 05/18/2023 ~	EUR	1,200	1,302
0.440% (EUR003M + 0.850%) due 03/27/2024 ~		18,434	19,960
1.125% due 09/08/2023		6,405	7,195
2.875% due 10/16/2020		$4,350	4,368
2.875% due 08/05/2021		40,200	40,386
2.920% due 05/08/2026 •	GBP	19,195	24,442
3.373% due 01/05/2024 •		$2,084	2,118
3.571% due 01/10/2023		6,200	6,292
3.823% due 11/03/2028 •		31,580	32,543
4.796% due 11/15/2024 •		151,400	162,288
6.750% due 06/24/2024 •(j)(k)	GBP	39,464	50,754
7.375% due 06/24/2022 •(j)(k)		124,393	162,037
Santander UK PLC
2.758% (US0003M + 0.620%) due 06/01/2021 ~		$3,500	3,504
3.400% due 06/01/2021		45,100	45,894
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	28,800	31,514
5.717% due 06/16/2021		$83,400	87,624
6.125% due 02/07/2022		228,585	246,046
Service Properties Trust
5.000% due 08/15/2022		6,895	7,211
SL Green Operating Partnership LP
3.250% due 10/15/2022		6,930	7,073
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	33,181
SLM Student Loan Trust
0.117% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	1,154	1,218
1.330% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	14,107	16,385
SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$2,413	2,440
4.125% due 07/15/2023		24,900	26,190
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		14,187	14,466
7.375% due 10/04/2023 •(j)(k)		78,400	82,572
Society of Lloyd’s
4.750% due 10/30/2024	GBP	2,100	2,848
Springleaf Finance Corp.
5.625% due 03/15/2023		$258,860	276,980
6.125% due 05/15/2022		246,297	264,769
6.125% due 03/15/2024		27,600	29,773
6.625% due 01/15/2028		3,123	3,366
6.875% due 03/15/2025		18,542	20,477
7.750% due 10/01/2021		12,500	13,641
8.250% due 12/15/2020		271,506	289,154
Standard Chartered PLC
3.428% (US0003M + 1.150%) due 01/20/2023 ~		23,830	23,908
4.247% due 01/20/2023 •		44,130	45,670

4	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Starwood Property Trust, Inc.
4.750% due 03/15/2025		$7,871	$8,161
5.000% due 12/15/2021		5,750	5,994
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (j)	EUR	129,003	177,235
STORE Capital Corp.
4.500% due 03/15/2028		$4,230	4,570
4.625% due 03/15/2029		1,903	2,095
Sunac China Holdings Ltd.
8.350% due 04/19/2023		9,800	9,725
Synchrony Financial
4.500% due 07/23/2025		545	582
5.150% due 03/19/2029		2,600	2,886
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,084	7,968
5.661% due 10/13/2041		565	897
5.744% due 04/13/2040		4,594	7,352
5.801% due 10/13/2040		26,438	42,779
6.052% due 10/13/2039		32,751	52,852
7.623% due 07/13/2039		3,991	7,201
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$24,751	6,851
TP ICAP PLC
5.250% due 01/26/2024	GBP	3,475	4,582
Trafford Centre Finance Ltd.
1.503% (BP0003M + 0.725%) due 07/28/2038 ~		6,550	7,532
U.S. Capital Funding Ltd.
2.618% due 07/10/2043 •		$59,031	51,873
3.133% (US0003M + 0.880%) due 05/01/2034 ~		8,564	8,083
UBS AG
4.750% due 02/12/2026 •(k)	EUR	1,900	2,197
5.125% due 05/15/2024 (k)		$62,650	67,595
7.625% due 08/17/2022 (k)		85,315	96,329
UBS Group Funding Switzerland AG
3.000% due 04/15/2021		37,400	37,859
3.368% due 05/23/2023 •		19,000	19,228
3.491% due 05/23/2023		38,000	39,028
4.125% due 09/24/2025		119,640	129,372
4.125% due 04/15/2026		17,300	18,835
4.253% due 03/23/2028		29,700	32,427
5.750% due 02/19/2022 •(j)(k)	EUR	5,000	5,982
7.000% due 02/19/2025 •(j)(k)		$8,500	9,346
UDR, Inc.
3.500% due 01/15/2028		4,500	4,755
4.625% due 01/10/2022		1,156	1,210
UniCredit SpA
7.830% due 12/04/2023		593,520	696,350
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	12,532	17,557
Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		$10,296	10,325
VICI Properties LLC
8.000% due 10/15/2023		68,798	75,561
Volkswagen Bank GmbH
0.000% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	12,200	13,308
0.625% due 09/08/2021		34,500	38,029
Volkswagen Leasing GmbH
0.096% due 07/06/2021 •		16,700	18,213
Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$35,800	36,820
Wells Fargo & Co.
2.625% due 07/22/2022		16,933	17,127
3.158% (US0003M + 0.880%) due 07/22/2020 ~		25	25
3.486% (US0003M + 1.230%) due 10/31/2023 ~		856	869
3.584% due 05/22/2028 •		12,000	12,723
Wells Fargo Bank N.A.
2.759% (US0003M + 0.500%) due 07/23/2021 ~		42,900	43,011
3.325% due 07/23/2021 •		38,550	38,905
Welltower, Inc.
4.250% due 04/01/2026		8,800	9,586
4.250% due 04/15/2028		4,018	4,413
WP Carey, Inc.
3.850% due 07/15/2029		2,884	3,055
WPC Eurobond BV
2.125% due 04/15/2027	EUR	19,200	22,302
2.250% due 04/09/2026		19,300	22,737

			17,310,000

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INDUSTRIALS 6.1%
AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	17,600	$	20,876
AbbVie, Inc.
3.375% due 11/14/2021		$34,760		35,640
4.450% due 05/14/2046		8,000		8,306
4.875% due 11/14/2048		7,000		7,740
Advanced Drainage Systems, Inc.
5.000% due 09/30/2027		5,602		5,693
Alimentation Couche-Tard, Inc.
4.500% due 07/26/2047		2,000		2,182
Altice Financing S.A.
5.250% due 02/15/2023	EUR	40,390		45,409
6.625% due 02/15/2023		$53,205		54,735
7.500% due 05/15/2026		10,300		10,969
Altice France S.A.
3.375% due 01/15/2028	EUR	5,200		5,769
5.500% due 01/15/2028		$37,000		37,509
5.625% due 05/15/2024	EUR	8,400		9,439
5.875% due 02/01/2027		24,200		29,251
6.250% due 05/15/2024		$41,031		42,498
7.375% due 05/01/2026		218,283		234,864
8.125% due 02/01/2027		34,000		37,612
American Airlines Pass-Through Trust
3.000% due 04/15/2030		22,424		22,908
3.200% due 12/15/2029		8,682		8,936
3.350% due 04/15/2031		8,031		8,281
3.375% due 11/01/2028		5,619		5,821
3.600% due 03/22/2029		234		246
3.650% due 02/15/2029		12,267		13,076
3.650% due 12/15/2029		4,385		4,583
4.000% due 01/15/2027		1,922		2,028
5.250% due 07/31/2022		901		927
Amgen, Inc.
3.200% due 11/02/2027		4,000		4,187
3.625% due 05/22/2024		8,350		8,853
Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		5,000		5,608
4.439% due 10/06/2048		6,900		7,804
Anthem, Inc.
3.650% due 12/01/2027		6,400		6,741
Aptiv PLC
5.400% due 03/15/2049		1,400		1,605
Ardagh Packaging Finance PLC
4.125% due 08/15/2026		3,200		3,228
Arrow Electronics, Inc.
3.250% due 09/08/2024		2,103		2,139
3.500% due 04/01/2022		3,793		3,872
Autodesk, Inc.
3.600% due 12/15/2022		2,380		2,454
AutoNation, Inc.
3.350% due 01/15/2021		1,900		1,918
Avon International Capital PLC
6.500% due 08/15/2022		5,004		5,198
B.C. Unlimited Liability Co.
3.875% due 01/15/2028		7,308		7,373
4.250% due 05/15/2024		37,815		38,995
Bacardi Ltd.
4.450% due 05/15/2025		18,100		19,375
4.500% due 01/15/2021		900		918
4.700% due 05/15/2028		22,300		24,381
Baidu, Inc.
3.875% due 09/29/2023		10,700		11,148
Baker Hughes a GE Co. LLC
3.337% due 12/15/2027		5,400		5,545
BAT Capital Corp.
2.764% due 08/15/2022		6,600		6,665
3.557% due 08/15/2027		24,000		24,154
BAT International Finance PLC
2.750% due 06/15/2020		4,874		4,889
Bausch Health Cos., Inc.
6.500% due 03/15/2022		26,770		27,707
Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~		14,100		14,088
2.750% due 07/15/2021		10,819		10,871
3.500% due 06/25/2021		3,400		3,469
BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		15,352		14,853
Beazer Homes USA, Inc.
7.250% due 10/15/2029		2,536		2,584
Bombardier, Inc.
6.125% due 01/15/2023		2,888		2,949
7.875% due 04/15/2027		31,914		31,861
Boston Scientific Corp.
4.700% due 03/01/2049		4,000		4,905
Broadcom Corp.
2.375% due 01/15/2020		7,400		7,400
3.000% due 01/15/2022		58,470		59,057
3.500% due 01/15/2028		2,800		2,734
3.625% due 01/15/2024		7,097		7,266
3.875% due 01/15/2027		85,015		85,530

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
Broadcom, Inc.
4.250% due 04/15/2026		$10,000	$	10,339
4.750% due 04/15/2029		12,000		12,695
Campbell Soup Co.
2.619% (US0003M + 0.500%) due 03/16/2020 ~		22,860		22,864
2.749% (US0003M + 0.630%) due 03/15/2021 ~		18,580		18,581
Canadian Pacific Railway Co.
4.500% due 01/15/2022		1,000		1,048
Celgene Corp.
2.250% due 08/15/2021		2,280		2,281
Cenovus Energy, Inc.
4.250% due 04/15/2027		3,800		3,966
Charter Communications Operating LLC
3.579% due 07/23/2020		27,518		27,768
3.903% (US0003M + 1.650%) due 02/01/2024 ~		119,732		122,791
4.464% due 07/23/2022		38,737		40,794
4.908% due 07/23/2025		26,729		29,397
Cheniere Energy Partners LP
4.500% due 10/01/2029		9,700		9,961
China Merchants Finance Co. Ltd.
3.500% due 08/03/2020		4,850		4,879
Cigna Corp.
2.489% (US0003M + 0.350%) due 03/17/2020 ~		47,286		47,296
Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		71,890		79,162
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		5,814		5,930
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	504		646
Coca-Cola European Partners PLC
4.500% due 09/01/2021		$4,520		4,676
Comcast Corp.
3.700% due 04/15/2024		25,329		27,024
Community Health Systems, Inc.
5.125% due 08/01/2021		162,477		162,680
6.250% due 03/31/2023		477,474		476,089
8.000% due 03/15/2026		100,482		100,482
8.625% due 01/15/2024		170,453		176,419
Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~		9,000		9,002
3.800% due 10/22/2021		10,400		10,736
Connect Finco SARL
6.750% due 10/01/2026 (c)		12,136		12,379
Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^ (d)(e)		4,375		1,903
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,375		1,450
5.500% due 04/29/2022		750		766
7.250% due 05/10/2021		5,110		5,134
7.707% due 10/02/2022		603		620
Continental Resources, Inc.
4.375% due 01/15/2028		4,000		4,140
5.000% due 09/15/2022		3,078		3,107
Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (d)		7,761		7,848
CSC Holdings LLC
6.500% due 02/01/2029		10,600		11,802
CVS Pass-Through Trust
4.163% due 08/11/2036		6,236		6,517
5.773% due 01/10/2033		5,215		5,959
5.880% due 01/10/2028		1,194		1,328
7.507% due 01/10/2032		4,677		5,778
D.R. Horton, Inc.
4.375% due 09/15/2022		755		793
DAE Funding LLC
4.000% due 08/01/2020		23,943		24,153
4.500% due 08/01/2022		11,114		11,308
5.000% due 08/01/2024		29,900		31,245
5.250% due 11/15/2021		62,189		64,832
5.750% due 11/15/2023		58,344		61,457
Daimler Finance North America LLC
2.000% due 07/06/2021		2,600		2,585
2.550% due 08/15/2022		37,650		37,809
3.100% due 08/15/2029		25,750		26,050
3.400% due 02/22/2022		10,000		10,234
Danone S.A.
2.077% due 11/02/2021		6,506		6,498
3.000% due 06/15/2022		4,000		4,081
Dell International LLC
4.420% due 06/15/2021		15,711		16,204

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
5.450% due 06/15/2023		$14,400	$	15,690
6.020% due 06/15/2026		1,300		1,467
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		2,123		2,145
Delta Air Lines, Inc.
2.600% due 12/04/2020		14,375		14,404
3.400% due 04/19/2021		7,130		7,232
3.625% due 03/15/2022		23,912		24,578
Deutsche Telekom International Finance BV
1.950% due 09/19/2021		5,590		5,555
2.820% due 01/19/2022		8,655		8,761
4.375% due 06/21/2028		4,800		5,374
Diamond Resorts International, Inc.
7.750% due 09/01/2023		126,081		130,336
10.750% due 09/01/2024 (n)		2,700		2,795
Discovery Communications LLC
2.800% due 06/15/2020		1,342		1,347
4.375% due 06/15/2021		2,220		2,296
DISH DBS Corp.
5.125% due 05/01/2020		41,349		41,918
6.750% due 06/01/2021		3,475		3,665
Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		48,100		48,318
DP World PLC
2.375% due 09/25/2026	EUR	10,150		11,988
4.250% due 09/25/2030	GBP	7,275		9,884
DXC Technology Co.
4.750% due 04/15/2027		$7,127		7,462
Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (d)		3,467		3,502
eBay, Inc.
2.150% due 06/05/2020		2,190		2,191
2.600% due 07/15/2022		1,009		1,017
2.875% due 08/01/2021		2,967		2,999
3.800% due 03/09/2022		96		99
EI Group PLC
6.875% due 02/15/2021	GBP	5,000		6,316
6.875% due 05/09/2025		15,750		19,932
EMC Corp.
2.650% due 06/01/2020		$42,548		42,568
Energy Transfer Operating LP
4.150% due 10/01/2020		1,300		1,320
Energy Transfer Partners LP
5.750% due 09/01/2020		3,637		3,718
Eni SpA
4.250% due 05/09/2029		3,000		3,283
EQT Corp.
2.869% (US0003M + 0.770%) due 10/01/2020 ~		13,321		13,293
Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		15,786		15,783
3.600% due 08/15/2021		5,544		5,652
Exela Intermediate LLC
10.000% due 07/15/2023		16,771		9,434
F-Brasile SpA
7.375% due 08/15/2026		10,000		10,450
Fiserv, Inc.
2.750% due 07/01/2024		18,075		18,404
3.500% due 07/01/2029		10,511		11,083
Flex Ltd.
4.875% due 06/15/2029		17,952		18,885
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		2,700		2,763
FMG Resources Pty. Ltd.
4.500% due 09/15/2027		11,556		11,342
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020		2,042		2,068
Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021		1,700		1,736
G4S International Finance PLC
1.500% due 01/09/2023	EUR	4,300		4,819
GATX Corp.
4.850% due 06/01/2021		$4,170		4,349
General Electric Co.
0.000% due 05/28/2020 •	EUR	9,870		10,723
0.375% due 05/17/2022		12,850		13,954
1.250% due 05/26/2023		2,461		2,740
2.200% due 01/09/2020		$2,422		2,419
3.100% due 01/09/2023		5,306		5,380
3.150% due 09/07/2022		830		844
4.125% due 10/09/2042		633		640
4.375% due 09/16/2020		132		134
5.000% due 01/21/2021 •(j)		199,404		189,488
5.500% due 06/07/2021	GBP	1,100		1,433
5.550% due 05/04/2020		$5,100		5,174
5.550% due 01/05/2026		44,831		50,745
5.875% due 01/14/2038		1,656		1,992

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
6.150% due 08/07/2037		$3,390	$	4,181
6.875% due 01/10/2039		3,070		4,070
General Mills, Inc.
2.862% (US0003M + 0.540%) due 04/16/2021 ~		23,405		23,465
Global Payments, Inc.
2.650% due 02/15/2025		7,660		7,702
3.200% due 08/15/2029		6,969		7,073
4.150% due 08/15/2049		4,081		4,298
Go Daddy Operating Co. LLC
5.250% due 12/01/2027		5,279		5,569
Greene King Finance PLC
1.731% (BP0003M + 0.950%) due 06/15/2031 ~	GBP	4,810		5,725
5.106% due 03/15/2034		1,407		2,089
5.702% due 12/15/2034		427		470
Harvest Operations Corp.
2.330% due 04/14/2021		$37,137		37,059
Heathrow Funding Ltd.
4.875% due 07/15/2023		1,600		1,670
Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		5,880		6,223
Horizon Pharma USA, Inc.
5.500% due 08/01/2027		6,980		7,277
Hyundai Capital America
2.945% due 09/18/2020 •		30,120		30,176
iHeartCommunications, Inc.
6.375% due 05/01/2026		111,955		121,471
8.375% due 05/01/2027		210,002		227,852
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	26,773		30,291
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		15,160		16,906
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$30,798		31,260
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		30,688		31,072
IHS Markit Ltd.
4.000% due 03/01/2026		1,377		1,453
5.000% due 11/01/2022		3,334		3,556
Imperial Brands Finance PLC
2.950% due 07/21/2020		3,600		3,614
3.750% due 07/21/2022		5,322		5,481
Incitec Pivot Finance LLC
6.000% due 12/10/2019		3,528		3,551
Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		18,100		19,020
5.710% due 11/15/2023		13,700		15,091
Installed Building Products, Inc.
5.750% due 02/01/2028		3,148		3,254
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		27,560		25,622
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		56,817		53,289
8.000% due 02/15/2024		118,081		122,952
8.500% due 10/15/2024		69,576		70,250
9.750% due 07/15/2025		45,288		47,530
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		35,664		34,059
8.125% due 06/01/2023 (n)		3,500		2,930
IQVIA, Inc.
2.875% due 09/15/2025	EUR	5,900		6,623
3.250% due 03/15/2025		10,400		11,647
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		$19,850		20,295
Kinder Morgan Energy Partners LP
5.400% due 09/01/2044		500		574
Komatsu Finance America, Inc.
2.118% due 09/11/2020		700		698
2.437% due 09/11/2022		1,787		1,791
Kraft Heinz Foods Co.
4.375% due 06/01/2046		11,900		11,317
Laboratory Corp. of America Holdings
4.700% due 02/01/2045		3,600		4,017
Leland Stanford Junior University
3.647% due 05/01/2048		128,600		150,758
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		16		5
Marathon Oil Corp.
2.700% due 06/01/2020		1,200		1,202
Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028 (c)		3,150		3,189
Masco Corp.
3.500% due 04/01/2021		770		781
5.950% due 03/15/2022		5,258		5,657
McDonald’s Corp.
4.875% due 12/09/2045		17,000		20,624
Melco Resorts Finance Ltd.
5.625% due 07/17/2027		5,000		5,202
MGM Resorts International
6.625% due 12/15/2021		3,380		3,674

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
6.750% due 10/01/2020		$10,550	$	10,972
7.750% due 03/15/2022		12,300		13,791
Microchip Technology, Inc.
3.922% due 06/01/2021		10,347		10,572
Micron Technology, Inc.
4.185% due 02/15/2027		14,070		14,495
4.663% due 02/15/2030		25,124		26,220
4.975% due 02/06/2026		2,000		2,156
5.327% due 02/06/2029		15,718		17,296
5.500% due 02/01/2025		7,659		7,873
Mitchells & Butlers Finance PLC
2.569% (US0003M + 0.450%) due 12/15/2030 ~		61		57
6.013% due 12/15/2030	GBP	6,149		8,732
Molson Coors Brewing Co.
2.100% due 07/15/2021		$6,410		6,411
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		2,100		2,096
MPLX LP
5.500% due 02/15/2049		6,000		6,999
NCR Corp.
5.750% due 09/01/2027		5,736		5,958
6.125% due 09/01/2029		3,300		3,491
Netflix, Inc.
3.875% due 11/15/2029	EUR	77,361		89,652
4.625% due 05/15/2029		46,000		55,884
5.375% due 11/15/2029		$14,280		14,887
5.500% due 02/15/2022 (n)		7,786		8,253
Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		28,922		30,024
Newell Brands, Inc.
3.850% due 04/01/2023		2,200		2,270
Nexstar Escrow, Inc.
5.625% due 07/15/2027		9,310		9,776
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200		201
Noble Holding International Ltd.
7.875% due 02/01/2026		16,398		11,889
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		15,860		15,461
Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (d)	EUR	367		378
NTT Finance Corp.
1.900% due 07/21/2021		$1,620		1,611
NXP BV
4.300% due 06/18/2029		23,200		24,863
Occidental Petroleum Corp.
2.600% due 08/13/2021		6,961		7,009
3.137% (US0003M + 0.950%) due 02/08/2021 ~		8,841		8,900
3.437% (US0003M + 1.250%) due 08/13/2021 ~		4,201		4,227
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (h)(j)		1,150		14
0.000% due 10/31/2019 (h)(j)		4,485		56
ONEOK Partners LP
3.375% due 10/01/2022		4,875		4,996
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		45,465		44,633
Pacific Drilling SA
8.375% due 10/01/2023		44,310		37,387
Par Pharmaceutical, Inc.
7.500% due 04/01/2027		24,286		22,161
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		14,400		15,231
Penske Truck Leasing Co. LP
3.200% due 07/15/2020		1,300		1,308
3.375% due 02/01/2022		9,245		9,439
4.875% due 07/11/2022		11,830		12,609
Performance Food Group, Inc.
5.500% due 10/15/2027		4,838		5,104
Pernod Ricard S.A.
4.450% due 01/15/2022		37,798		39,668
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		105,630		9,243
5.500% due 04/12/2037 ^(e)		117,045		10,241
6.000% due 05/16/2024 ^(e)		87,600		7,665
6.000% due 11/15/2026 ^(e)		54,167		4,740
9.000% due 11/17/2021 ^(e)		4,000		350
9.750% due 05/17/2035 ^(e)		43,640		3,819
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,700		7,857
5.350% due 02/12/2028		$9,010		8,633
6.490% due 01/23/2027 (n)		63,860		66,647
6.500% due 03/13/2027		37,720		39,361
6.750% due 09/21/2047		7,470		7,188

6	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
6.840% due 01/23/2030		$47,930	$	49,653
7.690% due 01/23/2050 (n)		24,800		25,923
PetSmart, Inc.
5.875% due 06/01/2025		11,395		11,395
Philip Morris International, Inc.
2.500% due 11/02/2022		9,190		9,289
3.375% due 08/15/2029		3,000		3,149
Prime Security Services Borrower LLC
5.750% due 04/15/2026		4,810		5,021
Qorvo, Inc.
4.375% due 10/15/2029		4,780		4,822
QVC, Inc.
4.375% due 03/15/2023		3,547		3,668
4.450% due 02/15/2025		16,556		17,191
4.850% due 04/01/2024		7,384		7,799
5.125% due 07/02/2022		5,124		5,386
5.450% due 08/15/2034		3,258		3,321
Radiate Holdco LLC
6.875% due 02/15/2023		10,728		11,090
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		16,205		16,311
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	28,200		33,185
Reynolds American, Inc.
3.250% due 06/12/2020		$1,200		1,208
4.000% due 06/12/2022		5,073		5,287
6.875% due 05/01/2020		1,517		1,557
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		388		389
Rockwell Collins, Inc.
2.800% due 03/15/2022		7,840		7,972
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689		83,444
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		$12,448		12,862
5.625% due 04/15/2023		4,600		5,001
6.250% due 03/15/2022		28,356		30,562
Sands China Ltd.
4.600% due 08/08/2023		27,600		29,269
5.125% due 08/08/2025		32,500		35,764
5.400% due 08/08/2028		34,362		38,790
Sensata Technologies, Inc.
4.375% due 02/15/2030		5,740		5,754
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		25,550		25,676
Sky Ltd.
3.125% due 11/26/2022		1,190		1,229
Southern Co.
2.350% due 07/01/2021		9,655		9,687
Spanish Broadcasting System, Inc.
12.500% due 04/15/2049^		20,470		21,238
Spirit AeroSystems, Inc.
4.600% due 06/15/2028		2,800		3,018
Spirit Issuer PLC
3.458% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	12,786		15,505
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$13,830		13,916
4.738% due 09/20/2029		95,800		102,076
5.152% due 09/20/2029		98,830		107,478
Staples, Inc.
7.500% due 04/15/2026		12,689		13,105
Suntory Holdings Ltd.
2.550% due 06/28/2022		13,915		13,960
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		8,400		8,777
3.900% due 03/22/2023		9,500		9,959
Syngenta Finance NV
3.698% due 04/24/2020		18,975		19,040
3.933% due 04/23/2021		12,200		12,427
4.441% due 04/24/2023		7,700		8,052
4.892% due 04/24/2025		7,400		7,844
5.182% due 04/24/2028		17,100		18,195
Tech Data Corp.
3.700% due 02/15/2022		2,498		2,555
4.950% due 02/15/2027		3,448		3,704
Telefonica Emisiones S.A.
5.134% due 04/27/2020		2,150		2,185
5.462% due 02/16/2021		4,834		5,047
Telesat Canada
6.500% due 10/15/2027 (c)		9,118		9,300
Tenet Healthcare Corp.
4.625% due 07/15/2024		14,688		15,150
4.625% due 09/01/2024		16,210		16,695
4.875% due 01/01/2026		6,179		6,349
Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		14,005		12,972
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		8,171		7,589

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020		$421	$	416
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	95,100		101,086
1.250% due 03/31/2023		9,700		8,897
2.200% due 07/21/2021		$221,929		203,620
2.800% due 07/21/2023		11,394		9,243
3.250% due 04/15/2022	EUR	70,700		71,834
Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~		$46,740		46,727
Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022		2,000		2,065
Time Warner Cable LLC
4.000% due 09/01/2021		5,630		5,761
Times Square Hotel Trust
8.528% due 08/01/2026		1,311		1,539
Topaz Solar Farms LLC
4.875% due 09/30/2039		11,412		11,914
5.750% due 09/30/2039		68,208		76,627
TransCanada PipeLines Ltd.
6.200% due 10/15/2037		2,616		3,390
Transocean, Inc.
7.250% due 11/01/2025		14,670		12,983
7.500% due 01/15/2026		9,884		8,821
Trident TPI Holdings, Inc.
9.250% due 08/01/2024		12,431		12,213
Triumph Group, Inc.
4.875% due 04/01/2021		12,068		12,093
5.250% due 06/01/2022		5,893		5,891
6.250% due 09/15/2024		7,634		7,960
Trivium Packaging Finance BV
3.750% due 08/15/2026	EUR	9,737		11,256
5.500% due 08/15/2026		$17,600		18,545
8.500% due 08/15/2027		10,700		11,596
Tyson Foods, Inc.
2.250% due 08/23/2021		6,735		6,745
5.100% due 09/28/2048		5,000		6,080
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		786		887
United Airlines Pass-Through Trust
4.000% due 10/11/2027		3,969		4,222
United Group BV
4.375% due 07/01/2022	EUR	8,860		9,879
4.875% due 07/01/2024		7,029		7,999
United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		$10,885		10,886
Univision Communications, Inc.
5.125% due 05/15/2023		82,084		82,289
5.125% due 02/15/2025		104,268		101,922
Valaris PLC
5.750% due 10/01/2044		11,256		4,840
7.750% due 02/01/2026		1,234		667
Vale Overseas Ltd.
6.250% due 08/10/2026		36,271		41,984
6.875% due 11/21/2036		13,351		16,982
6.875% due 11/10/2039		8,268		10,573
Vale S.A.
3.750% due 01/10/2023	EUR	10,983		12,992
ViaSat, Inc.
5.625% due 09/15/2025 (n)		$20,358		20,612
5.625% due 04/15/2027		8,265		8,699
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	6,280		8,152
5.500% due 05/15/2029		$10,200		10,659
VMware, Inc.
2.300% due 08/21/2020		19,988		20,002
2.950% due 08/21/2022		18,536		18,806
3.900% due 08/21/2027		9,090		9,359
VOC Escrow Ltd.
5.000% due 02/15/2028		5,473		5,679
Vulcan Materials Co.
2.782% (US0003M + 0.650%) due 03/01/2021 ~		1,790		1,792
Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~		17,920		17,921
4.950% due 09/15/2028		5,000		5,522
Walgreens Boots Alliance, Inc.
3.300% due 11/18/2021		2,680		2,744
Walt Disney Co.
6.650% due 11/15/2037		4,900		7,395
Wesleyan University
4.781% due 07/01/2116		10,045		12,066
Western Digital Corp.
4.750% due 02/15/2026		50,980		52,573
Woodside Finance Ltd.
4.600% due 05/10/2021		1,290		1,326
Wyndham Destinations, Inc.
3.900% due 03/01/2023		15,684		15,949

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
4.250% due 03/01/2022		$798	$	816
5.400% due 04/01/2024		7,972		8,450
5.625% due 03/01/2021		1,000		1,039
5.750% due 04/01/2027		6,890		7,467
Yellowstone Energy LP
5.750% due 12/31/2026 «		4,479		4,795
YPF S.A.
63.450% (BADLARPP + 4.000%) due 09/24/2020 ~(a)	ARS	1,844,980		28,536
ZF North America Capital, Inc.
4.000% due 04/29/2020		$1,100		1,107
Zimmer Biomet Holdings, Inc.
2.914% (US0003M + 0.750%) due 03/19/2021 ~		940		940
3.150% due 04/01/2022		3,430		3,497

				7,992,471

SPECIALTY FINANCE 0.0%
CIMIC Group Ltd.
0.000% due 10/17/2019 (h)(l)		18,500		18,479
0.000% due 10/31/2019 (h)(l)		25,000		24,938

				43,417

UTILITIES 2.4%
AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		137,866		138,568
3.253% (US0003M + 0.950%) due 07/15/2021 ~		30,473		30,750
4.300% due 12/15/2042		7,800		8,161
4.800% due 06/15/2044		6,396		7,104
5.150% due 11/15/2046		5,000		5,809
Baltimore Gas & Electric Co.
2.800% due 08/15/2022		1,030		1,048
BG Energy Capital PLC
4.000% due 10/15/2021		1,200		1,244
CenturyLink, Inc.
5.625% due 04/01/2020		4,100		4,172
China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		200		200
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		2,000		2,002
CNOOC Finance Ltd.
4.250% due 01/26/2021		6,870		7,032
Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~		21,400		21,492
Edison International
2.400% due 09/15/2022		9,043		8,967
2.950% due 03/15/2023		1,151		1,154
5.750% due 06/15/2027		7,982		8,985
Emera U.S. Finance LP
2.700% due 06/15/2021		1,506		1,515
Enable Midstream Partners LP
4.950% due 05/15/2028		4,342		4,514
Enel Finance International NV
2.875% due 05/25/2022		3,892		3,945
3.625% due 05/25/2027		8,000		8,311
4.625% due 09/14/2025		20,380		22,280
Entergy Corp.
4.000% due 07/15/2022		15,750		16,445
Frontier Communications Corp.
8.000% due 04/01/2027		16,172		17,097
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		94,910		98,642
6.000% due 11/27/2023		258,580		287,211
Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	4,500		6,001
4.950% due 07/19/2022		$3,000		3,179
4.950% due 02/06/2028		15,900		17,369
5.999% due 01/23/2021		98,967		103,595
6.510% due 03/07/2022		46,640		50,795
7.288% due 08/16/2037		30,560		40,591
8.625% due 04/28/2034		141,090		200,562
ITC Holdings Corp.
2.700% due 11/15/2022		6,011		6,073
Majapahit Holding BV
7.750% due 01/20/2020		11,269		11,465
NRG Energy, Inc.
4.450% due 06/15/2029		2,000		2,087
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		3,718		3,699
Odebrecht Drilling Norbe Ltd.
(6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		10,931		6,586

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		$1,827	$	1,795
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		44,109		43,778
2.950% due 03/01/2026 ^(e)		38,214		37,832
3.250% due 09/15/2021 ^(e)		23,818		23,848
3.250% due 06/15/2023 ^(e)		69,355		69,182
3.300% due 03/15/2027 ^(e)		31,370		31,213
3.300% due 12/01/2027 ^(e)		68,659		68,316
3.400% due 08/15/2024 ^(e)		46,905		47,257
3.500% due 10/01/2020 ^(e)		86,794		87,445
3.500% due 06/15/2025 ^(e)		24,197		24,197
3.750% due 02/15/2024 ^(e)		26,434		26,831
3.750% due 08/15/2042 ^(e)		3,440		3,328
3.850% due 11/15/2023 ^(e)		10,045		10,145
4.000% due 12/01/2046 ^(e)		1,211		1,183
4.250% due 05/15/2021 ^(e)		36,589		36,909
4.250% due 08/01/2023 ^(e)		11,965		12,384
4.250% due 03/15/2046 ^(e)		2,148		2,164
4.300% due 03/15/2045 ^(e)		1,128		1,142
4.450% due 04/15/2042 ^(e)		22,055		22,717
4.500% due 12/15/2041 ^(e)		5,691		5,776
4.600% due 06/15/2043 ^(e)		5,263		5,487
4.650% due 08/01/2028 ^(e)		500		533
4.750% due 02/15/2044 ^(e)		1,900		2,024
5.125% due 11/15/2043 ^(e)		26,100		28,449
5.400% due 01/15/2040 ^(e)		116,894		130,921
5.800% due 03/01/2037 ^(e)		52,283		59,145
6.050% due 03/01/2034 ^(e)		104,886		119,570
6.250% due 03/01/2039 ^(e)		24,753		28,713
6.350% due 02/15/2038 ^(e)		43,562		50,968
Petrobras Global Finance BV
5.093% due 01/15/2030		213,016		222,474
5.875% due 03/07/2022	EUR	5,900		7,315
6.125% due 01/17/2022		$22,998		24,746
6.250% due 12/14/2026 (n)	GBP	4,610		6,720
6.625% due 01/16/2034		8,700		12,706
6.850% due 06/05/2115		$11,368		13,019
Petronas Global Sukuk Ltd.
2.707% due 03/18/2020		15,120		15,108
Plains All American Pipeline LP
2.600% due 12/15/2019		4,800		4,801
PPL Capital Funding, Inc.
3.500% due 12/01/2022		6,125		6,321
Public Service Co. of Oklahoma
4.400% due 02/01/2021		3,700		3,794
Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		3,377		3,368
Rio Oil Finance Trust
8.200% due 04/06/2028		26,500		30,409
9.250% due 07/06/2024		17,527		19,630
9.750% due 01/06/2027		25,194		29,540
San Diego Gas & Electric Co.
3.750% due 06/01/2047		518		552
Sempra Energy
2.400% due 03/15/2020		5,766		5,769
Southern California Edison Co.
3.650% due 03/01/2028		1,162		1,245
5.750% due 04/01/2035		2,126		2,614
6.000% due 01/15/2034		582		735
6.650% due 04/01/2029		6,466		7,983
Southern California Gas Co.
5.125% due 11/15/2040		910		1,133
Sprint Capital Corp.
8.750% due 03/15/2032		1,000		1,236
Sprint Communications, Inc.
6.000% due 11/15/2022 (n)		22,180		23,622
7.000% due 03/01/2020		63,690		64,884
7.000% due 08/15/2020		101,175		104,687
Sprint Corp.
7.125% due 06/15/2024		8,400		9,075
7.250% due 09/15/2021		176,522		188,808
7.625% due 03/01/2026		20,010		22,136
7.875% due 09/15/2023		8,400		9,248
State Grid Overseas Investment Ltd.
2.750% due 05/04/2022		6,400		6,453
Talen Energy Supply LLC
6.625% due 01/15/2028		6,812		6,727
Transocean Phoenix Ltd.
7.750% due 10/15/2024		3,980		4,178
Transocean Proteus Ltd.
6.250% due 12/01/2024		3,525		3,596
Transocean Sentry Ltd.
5.375% due 05/15/2023 (n)		14,200		14,235
Verizon Communications, Inc.
4.016% due 12/03/2029		6,000		6,676
4.500% due 08/10/2033		2,000		2,329
4.522% due 09/15/2048		33,200		39,266
5.250% due 03/16/2037		9,367		11,658
Virginia Electric & Power Co.
4.600% due 12/01/2048		2,400		2,953

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
Wisconsin Power & Light Co.
2.250% due 11/15/2022	$4,070	$	4,072

			3,087,723

Total Corporate Bonds & Notes (Cost $27,359,461)			28,433,611

CONVERTIBLE BONDS & NOTES 0.0%
INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024	22,470		38,217

UTILITIES 0.0%
Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	3,330		2,265

Total Convertible Bonds & Notes (Cost $44,201)			40,482

MUNICIPAL BONDS & NOTES 0.2%
CALIFORNIA 0.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	4,500		7,611

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	4,421		5,276
7.750% due 01/01/2042	4,714		5,431
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	9,735		10,848
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	21,905		25,836
6.725% due 04/01/2035	6,975		8,181
7.350% due 07/01/2035	14,630		17,848
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	39,345		42,650

			116,070

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	120		122

PUERTO RICO 0.1%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(e)	1,005		751
5.250% due 07/01/2037 ^(e)	5,635		4,219
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(e)	1,775		1,318
5.900% due 07/01/2028 ^(e)	7,215		5,258
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(e)	4,350		3,181
6.000% due 07/01/2039 ^(e)	4,805		3,550
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(e)	9,445		6,741
5.750% due 07/01/2041 ^(e)	8,200		5,883
6.500% due 07/01/2040 ^(e)	1,640		1,210
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(e)	22,065		13,984
5.500% due 07/01/2039 ^(e)	29,275		19,248
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	2,665		1,609

			66,952

TEXAS 0.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,280		3,314

Total Municipal Bonds & Notes (Cost $142,634)			194,069

U.S. GOVERNMENT AGENCIES 39.8%
Fannie Mae
0.800% due 02/25/2022 ~(a)	168,332		2,107
0.911% due 09/25/2022 ~(a)	78,001		1,232
1.640% due 03/25/2022 •	8		8
1.655% due 09/25/2022 •	1		1
1.690% due 09/25/2022 •	1		1
1.740% due 01/25/2022 •	4		4
2.138% due 03/25/2034 •	11		11
2.164% due 01/25/2022 ~(a)	19,652		450
2.168% due 08/25/2034 •	4		4
2.205% due 12/25/2036 •	54		54
2.345% due 03/01/2033 •	14		14
2.365% due 09/25/2031 •	2,213		2,177
2.391% due 11/01/2020 •	3		3
2.418% due 11/25/2021-08/25/2036 •	8		8
2.441% due 04/18/2028-09/18/2031 •	4		4
2.468% due 06/25/2049	19,310		19,281
2.495% due 03/25/2044 •	8		8

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
2.500% due 04/25/2042-08/25/2042	$37,506	$	38,301
2.545% due 09/25/2032 •	7		7
2.718% due 08/25/2022 •	1		1
2.887% due 01/01/2029 •	1		1
2.918% due 05/25/2021-10/25/2021 •	4		4
3.000% due 09/25/2027-06/25/2042 (a)	51,030		3,800
3.000% due 01/25/2028	7,733		574
3.218% due 01/25/2024 •	4		4
3.318% due 11/25/2021 •	3		3
3.500% due 08/01/2026 •	1		1
3.560% due 03/01/2036 •	5		5
3.610% due 04/25/2037	1,425		269
3.683% due 10/01/2044 •	3		4
3.709% due 09/01/2024 •	1		1
3.832% due 03/25/2041 •(a)	4,706		822
3.883% due 10/01/2040 •	30		30
3.910% due 05/25/2037	1,268		210
4.000% due 07/01/2041-08/01/2041	17,530		18,207
4.000% due 12/25/2042-12/25/2047 (a)	8,455		841
4.012% due 06/25/2037 •(a)	799		133
4.017% due 08/01/2033 •	23		24
4.032% due 03/25/2037 •(a)	1,629		269
4.032% due 03/25/2049	23,564		3,404
4.052% due 12/25/2036-02/25/2037 •(a)	2,169		350
4.053% due 12/01/2027 •	4		4
4.058% due 07/01/2032 •	117		120
4.064% due 04/01/2027 •	50		50
4.092% due 04/25/2037 •(a)	2,140		356
4.105% due 10/01/2032 •	7		7
4.132% due 08/25/2035-02/25/2043 •(a)	9,649		1,222
4.187% due 11/01/2033 •	18		18
4.230% due 08/01/2032 •	5		5
4.268% due 02/01/2034 •	743		771
4.282% due 01/25/2038 •(a)	3,182		491
4.300% due 04/25/2037	2,286		496
4.332% due 01/25/2040 •(a)	4,268		615
4.337% due 09/01/2035 •	8		8
4.340% due 12/01/2035 •	17		17
4.362% due 03/25/2037 •(a)	4,478		843
4.375% due 08/01/2032 •	5		5
4.392% due 06/25/2037 •(a)	4,723		930
4.422% due 04/25/2037 •(a)	3,211		667
4.432% due 12/25/2037-10/25/2039 •(a)	6,098		766
4.445% due 02/01/2032 •	7		7
4.473% due 10/01/2034 •	100		101
4.500% due 12/25/2039-07/25/2040	9,128		9,724
4.500% due 12/25/2042 (a)	2,098		362
4.510% due 07/01/2032 •	6		6
4.510% due 02/25/2038	9,440		2,014
4.520% due 11/01/2029-09/01/2031 •	64		65
4.532% due 10/25/2036-06/25/2040 •(a)	3,370		584
4.537% due 04/01/2033 •	2		2
4.579% due 10/01/2033 •	1		1
4.582% due 11/25/2035 •(a)	696		83
4.593% due 03/01/2033 •	175		182
4.620% due 10/01/2035 •	77		77
4.625% due 09/01/2024 •	48		49
4.632% due 11/25/2036-04/25/2037 •(a)	2,850		193
4.674% due 10/01/2036 •	4		4
4.682% due 03/25/2036 •(a)	2,508		417
4.690% due 05/01/2024 •	19		19
4.700% due 05/01/2024 •	7		7
4.721% due 12/01/2033 •	12		13
4.748% due 04/01/2028 •	7		7
4.750% due 09/01/2024 •	22		23
4.758% due 04/01/2024 •	2		2
4.771% due 09/01/2033 •	1		1
4.795% due 10/01/2025 •	9		10
4.798% due 04/01/2032 •	32		33
4.875% due 07/01/2025 •	24		25

8	See Accompanying Notes

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
4.895% due 06/01/2032 •	$55	$	56
4.979% due 09/01/2030 •	14		15
5.000% due 08/25/2033-06/25/2043	46,536		52,238
5.019% due 10/01/2025 •	1		1
5.045% due 03/01/2034 •	3		3
5.182% due 02/25/2037 •(a)	807		157
5.200% due 07/01/2036 •	16		16
5.500% due 11/25/2032-06/01/2048	13,237		14,945
5.963% due 08/25/2043 •	202		224
6.000% due 06/25/2029-09/25/2031	2,140		2,390
6.500% due 06/25/2028-02/01/2036	143		158
6.850% due 12/18/2027	6		6
6.900% due 05/25/2023	12		13
7.000% due 07/25/2022-01/25/2048	278		318
7.500% due 07/25/2022-06/25/2042	36		40
7.500% due 06/25/2042 ~	20		23
7.601% due 01/17/2040 ~	94		94
8.500% due 06/25/2030	126		152
11.774% due 03/25/2038 •	808		1,058
18.753% due 04/25/2023 •(a)	17		4
Fannie Mae UMBS
2.500% due 04/01/2022-01/01/2047	12,214		12,335
3.000% due 07/01/2021-08/01/2049	39,396		40,393
3.500% due 10/01/2021-08/01/2049	1,107,360		1,145,593
3.500% due 04/01/2045-07/01/2049 (n)	4,393,667		4,533,800
4.000% due 02/01/2022-06/01/2049	2,217,024		2,326,827
4.000% due 01/01/2045-06/01/2049 (n)	11,497,325		11,986,273
4.500% due 08/01/2023-03/01/2049	282,693		300,295
4.500% due 09/01/2048-06/01/2049 (n)	771,736		814,950
5.000% due 06/01/2024-10/01/2048	241		258
5.500% due 05/01/2027-01/01/2029	209		226
6.000% due 12/01/2032-09/01/2040	20,170		23,185
Fannie Mae UMBS, TBA
2.500% due 10/01/2034-11/01/2049	898,250		896,919
3.000% due 10/01/2049-12/01/2049	9,816,150		9,959,831
3.500% due 10/01/2034	18,800		19,446
4.000% due 10/01/2049-11/01/2049	2,777,277		2,882,988
Freddie Mac
0.000% due 08/15/2056-08/15/2057 (b)(h)	269,759		236,510
0.100% due 05/25/2020 (a)	301,471		76
0.662% due 01/25/2021 ~(a)	89,419		524
0.788% due 03/25/2020 ~(a)	37,681		45
0.885% due 01/25/2023 ~(a)	173,354		3,688
1.249% due 06/25/2021 ~(a)	53,374		809
1.372% due 11/25/2019 ~(a)	53,970		4
1.445% due 12/25/2021 ~(a)	96,003		2,225
2.169% due 01/15/2038 ~(a)	41,472		2,879
2.228% due 03/15/2031 •	1		1
2.275% due 08/25/2031 •	12		12
2.428% due 12/15/2046 •	44,489		44,391
2.478% due 06/15/2049	24,453		24,440
2.500% due 08/01/2027-01/01/2032	12,189		12,356
3.000% due 09/01/2021-06/01/2049	184,229		188,877
3.000% due 03/15/2027-10/15/2047 (a)	100,650		12,210
3.000% due 09/01/2046-06/01/2049 (n)	1,134,242		1,159,778
3.193% due 03/15/2036 •(a)	1,574		97
3.500% due 08/15/2042-06/01/2049	780,400		804,949
3.500% due 12/15/2042 (a)	11,403		1,720
3.500% due 11/01/2047-03/01/2049 (n)	1,364,927		1,408,845
3.615% due 06/25/2041 ~(a)	3,500		200
3.618% due 10/15/2023 •	101		104

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
3.846% due 07/25/2044 •	$9	$	9
3.900% due 02/01/2037 •	5		5
3.923% due 11/15/2037 •(a)	9,567		1,579
4.000% due 08/01/2040-02/01/2049	390,944		410,576
4.000% due 09/01/2047-03/01/2049 (n)	1,647,380		1,717,526
4.000% due 09/15/2048 (a)	26,713		3,155
4.023% due 08/15/2037 •(a)	1,238		234
4.166% due 05/15/2036	1,919		303
4.173% due 06/15/2038-01/15/2042 •(a)	8,055		1,266
4.227% due 05/01/2035 •	22		23
4.250% due 09/01/2032 •	28		29
4.253% due 09/01/2024 •	4		4
4.284% due 09/01/2037 •	1		1
4.313% due 09/01/2037 •	1		1
4.327% due 12/15/2042 •	4,207		4,720
4.361% due 08/01/2036 •	1		1
4.370% due 08/01/2034 •	1		1
4.403% due 03/01/2025 •	8		8
4.413% due 03/15/2037 •(a)	6,178		1,195
4.423% due 03/15/2037-06/15/2039 •(a)	2,995		578
4.435% due 09/01/2037 •	2		2
4.475% due 06/01/2033 •	7		7
4.500% due 06/01/2048	18,438		19,540
4.508% due 09/01/2037 •	2		2
4.523% due 09/15/2036 •(a)	2,610		427
4.543% due 09/15/2036 •(a)	1,612		281
4.583% due 06/01/2037 •	1		1
4.586% due 01/01/2035 •	76		80
4.591% due 08/01/2024 •	2		2
4.605% due 09/01/2031 •	136		139
4.606% due 07/01/2033 •	9		10
4.608% due 09/01/2033 •	63		67
4.610% due 11/01/2029 •	112		117
4.613% due 09/01/2034 •	33		35
4.618% due 04/01/2036 •	7		8
4.623% due 04/15/2036 •(a)	7,831		1,541
4.650% due 10/01/2032 •	30		31
4.657% due 02/01/2033 •	1		1
4.662% due 03/01/2031 •	12		12
4.670% due 05/01/2029 •	20		21
4.673% due 04/15/2026 •(a)	967		90
4.689% due 11/01/2031 •	21		22
4.697% due 09/01/2023 •	3		3
4.712% due 01/01/2035 •	34		36
4.717% due 12/01/2034 •	12		13
4.718% due 07/01/2034 •	51		54
4.723% due 05/01/2033 •	18		19
4.723% due 01/15/2037 •(a)	949		159
4.745% due 12/01/2037 •	3		3
4.750% due 05/01/2037 •	4		4
4.760% due 07/01/2025 •	5		5
4.762% due 01/01/2033 •	9		9
4.774% due 09/01/2033 •	3		3
4.811% due 07/01/2033 •	14		14
4.831% due 12/01/2033 •	70		74
4.848% due 01/01/2033 •	2		2
4.865% due 02/01/2036 •	3		3
4.875% due 10/01/2024 •	20		20
4.886% due 03/01/2032 •	144		149
4.887% due 04/01/2033 •	1		1
5.000% due 02/15/2024-05/15/2038	5,868		6,576
5.056% due 04/01/2036 •	2		2
5.123% due 08/15/2036 •(a)	2,659		531
5.173% due 07/15/2034 •(a)	2,761		239
5.387% due 11/01/2035 •	78		84
5.500% due 08/15/2036-06/15/2041	36,310		40,678
5.625% due 08/01/2037-10/01/2037	316		344
5.845% due 01/15/2041 •	1,479		1,762
6.000% due 12/01/2023-02/15/2032	1,923		2,168
6.276% due 11/15/2043 •	28,720		34,140
6.436% due 08/15/2044 •	15,100		17,264
6.500% due 11/15/2021-04/15/2029	165		185
6.750% due 01/15/2024	4		4
6.805% due 02/15/2040 •	605		719
6.938% due 05/15/2023 •	5		5
7.000% due 05/15/2021-09/01/2047	446		482
7.250% due 09/15/2030	22		26
7.500% due 11/15/2021-09/15/2030	186		216

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
8.500% due 06/15/2031	$69	$	83
11.806% due 09/15/2034 •	599		649
12.045% due 12/15/2031-02/15/2032 •	907		1,175
14.545% due 02/15/2024 •	14		17
15.138% due 11/15/2023 •	17		20
15.659% due 10/15/2031 •	32		42
20.328% due 02/15/2024 •	6		7
Freddie Mac UMBS
2.500% due 12/01/2046-09/01/2047	1,048		1,046
3.000% due 09/01/2027-06/01/2034	13,521		13,839
3.500% due 08/01/2047-08/01/2049	1,201,935		1,236,770
3.500% due 07/01/2048-05/01/2049 (n)	993,988		1,021,471
4.000% due 08/01/2048-05/01/2049	987,845		1,026,422
4.000% due 12/01/2048-04/01/2049 (n)	1,611,025		1,670,718
4.500% due 07/01/2048-04/01/2049	764,794		809,957
4.500% due 11/01/2048 (n)	141,160		149,561
5.000% due 05/01/2026-06/01/2049	79,783		85,552
Ginnie Mae
0.141% due 08/16/2048 ~(a)	12,102		125
0.545% due 11/16/2043 ~(a)	35,170		715
0.669% due 10/16/2053 ~(a)	5,289		144
0.991% due 03/16/2051 ~(a)	906		6
2.699% due 03/20/2063 •	1,319		1,320
2.879% due 07/20/2063 •	5,105		5,111
2.907% due 10/20/2062	7,635		7,625
2.979% due 08/20/2066 •	19,314		19,420
2.999% due 10/20/2066 •	18,200		18,314
3.000% due 01/20/2042-11/20/2048	1,721		1,773
3.009% due 09/20/2066 •	9,486		9,546
3.029% due 05/20/2066	85,294		85,914
3.029% due 07/20/2066-09/20/2066 •	38,774		39,048
3.059% due 08/20/2066 •	15,484		15,618
3.079% due 04/20/2066-11/20/2066	40,210		40,601
3.229% due 03/20/2066-01/20/2067 •	44,191		44,868
3.237% due 04/20/2068 •	45,473		45,845
3.257% due 11/20/2065-01/20/2066	35,519		35,705
3.379% due 03/20/2066 •	10,019		10,230
3.500% due 01/20/2042-03/20/2043 (a)	3,774		244
3.500% due 01/20/2045-03/15/2048	31,061		32,778
3.500% due 07/20/2047 (n)	247,369		259,803
3.629% due 04/20/2067 •	47,296		48,162
3.750% due 08/20/2027-10/20/2029 •	41		41
3.817% due 10/20/2047	24,104		4,171
3.875% (H15T1Y + 1.500%) due 06/20/2022 ~	3		3
3.875% due 06/20/2027-06/20/2032 •	97		98
4.000% (H15T1Y + 1.500%) due 02/20/2024-01/20/2026 ~	5		4
4.000% due 01/20/2027-01/20/2035 •	97		100
4.000% due 06/20/2039-09/20/2049	434,112		457,116
4.000% due 03/20/2043 (a)	3,354		278
4.000% due 03/20/2047-08/20/2049 (n)	1,160,332		1,211,437
4.125% (H15T1Y + 1.500%) due 10/20/2025 ~	4		4
4.125% due 12/20/2026-12/20/2033 •	61		62
4.250% due 08/20/2033 •	5		6
4.500% due 07/20/2032-08/20/2049	194,750		204,660
4.500% due 05/20/2048-07/20/2049 (n)	235,477		247,255
5.000% due 07/20/2033-08/20/2049	89,173		94,578
5.000% due 07/20/2048-04/20/2049 (n)	1,241,228		1,314,631

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 04/20/2037	$99	$119
5.625% due 07/20/2037	94	101
6.100% due 06/15/2028-03/15/2029	421	467
6.490% due 01/15/2028-01/15/2029	539	597
Ginnie Mae, TBA
4.000% due 10/01/2049	425,000	442,025
Small Business Administration
5.370% due 04/01/2028	278	300
7.190% due 12/01/2019	5	5
7.590% due 01/01/2020	2	2
Vendee Mortgage Trust
6.500% due 09/15/2024	42	45

Total U.S. Government Agencies (Cost $51,492,576)		52,021,999

U.S. TREASURY OBLIGATIONS 9.5%
U.S. Treasury Bonds
2.250% due 08/15/2046 (p)	4,400	4,517
2.500% due 02/15/2046 (p)(r)	1,675	1,805
2.500% due 05/15/2046 (p)	4,955	5,342
2.750% due 11/15/2047 (r)	100	114
2.875% due 08/15/2045 (p)(r)	19,300	22,261
2.875% due 11/15/2046 (n)(p)	542,700	628,557
3.000% due 08/15/2048 (r)	2,575	3,065
3.000% due 02/15/2049 (n)	210,712	251,488
3.625% due 08/15/2043 (n)(p)	679,488	877,163
3.625% due 02/15/2044 (n)(p)	272,200	352,217
3.750% due 11/15/2043 (n)(p)(r)	391,610	515,594
6.250% due 05/15/2030 (p)(r)	845	1,220
U.S. Treasury Inflation Protected Securities (i)
0.125% due 04/15/2020 (p)	36,044	35,752
0.125% due 07/15/2026 (p)	20,431	20,416
0.250% due 01/15/2025 (p)	812	815
0.250% due 07/15/2029 (n)	1,580,295	1,598,277
0.375% due 01/15/2027 (p)	18,599	18,838
0.500% due 01/15/2028 (p)	4,874	4,995
0.625% due 07/15/2021 (p)	329,176	330,584
0.625% due 01/15/2026 (p)	12,708	13,048
0.625% due 02/15/2043 (p)	12,520	12,868
0.750% due 07/15/2028 (p)(r)	912,504	959,869
0.750% due 02/15/2042 (n)(p)(r)	91,059	96,516
0.875% due 02/15/2047 (p)(r)	2,870	3,124
1.000% due 02/15/2046 (p)	42,607	47,592
1.000% due 02/15/2048 (p)	19,247	21,650
1.000% due 02/15/2049 (p)(r)	282,275	319,784
1.375% due 02/15/2044 (p)(r)	82,053	98,519
2.000% due 01/15/2026 (p)	12,582	13,989
2.375% due 01/15/2025 (n)(p)	1,157,923	1,290,274
2.500% due 01/15/2029 (p)	21,422	25,923
U.S. Treasury Notes
1.750% due 11/30/2021 (p)	131,000	131,315
1.750% due 05/15/2023 (p)	128,330	129,120
1.875% due 02/28/2022 (p)(r)	129,400	130,181
2.000% due 02/15/2025 (p)	26,628	27,199

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.125% due 02/29/2024 (p)		$189,600	$194,151
2.250% due 12/31/2023 (n)(p)(r)		441,610	453,970
2.250% due 11/15/2024 (p)(r)		965	997
2.250% due 02/15/2027 (p)(r)		93,100	97,151
2.250% due 08/15/2027 (n)(p)(r)		686,760	718,120
2.250% due 11/15/2027 (n)(p)(r)		227,600	238,144
2.375% due 08/15/2024 (n)(p)(r)		94,235	97,791
2.625% due 02/15/2029 (n)		907,700	982,816
2.750% due 02/28/2025 (r)		400	424
2.875% due 05/15/2028 (p)(r)		245,800	269,861
2.875% due 08/15/2028 (n)(p)(r)		327,000	359,662
3.125% due 11/15/2028 (n)(p)(r)		895,100	1,005,292

Total U.S. Treasury Obligations (Cost $11,746,087)			12,412,370

NON-AGENCY MORTGAGE-BACKED SECURITIES 28.9%
20 Times Square Trust
3.203% due 05/15/2035 ~		138,309	139,722
Adjustable Rate Mortgage Trust
2.198% due 08/25/2036 •		169	110
2.228% due 06/25/2037 •		589	573
2.518% due 10/25/2035 •		76	77
2.518% due 03/25/2036 •		941	429
2.558% due 11/25/2035 •		4,782	4,603
2.558% due 01/25/2036 •		934	887
3.168% due 01/25/2035 ^•		4,746	4,136
3.168% due 01/25/2035 •		3,325	3,084
3.685% due 01/25/2036 ^~		230	223
4.132% due 02/25/2036 ^~		1,939	1,734
4.238% due 11/25/2035 ^~		157	153
4.261% due 01/25/2036 ^~		6,591	5,987
4.322% due 01/25/2036 ^~		1,539	1,467
4.397% due 05/25/2035 ~		5,090	5,205
4.412% due 03/25/2036 ~		14,725	8,917
4.472% due 07/25/2035 ~		1,972	1,935
4.475% due 11/25/2035 ^~		585	534
4.602% due 09/25/2035 ^~		1,226	1,185
4.625% due 11/25/2035 ^~		523	487
4.652% due 08/25/2036 ~		5,862	3,144
American General Mortgage Loan Trust
0.000% due 09/25/2048 (h)		333,403	358,336
American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•		11,461	10,907
2.208% due 09/25/2046 ^•		17,130	16,322
2.208% due 12/25/2046 ^•		33,029	28,851
2.208% due 06/25/2047 ^•		144	138
2.228% due 10/25/2046 •		269	190
3.366% due 11/25/2046 •		111,036	55,389
6.250% due 06/25/2037 ^þ		8,945	8,211
American Home Mortgage Investment Trust
2.298% due 03/25/2046 •		15,059	14,384
2.318% due 11/25/2045 •		321	298
2.338% due 06/25/2046 •		13,163	5,142
3.668% due 09/25/2035 •		43,415	28,497
3.689% due 10/25/2034 •		27	28
3.692% due 10/25/2034 •		2,465	2,477
3.781% due 12/25/2035 •		313	182
3.781% due 11/25/2045 ^•		34,049	25,218
4.031% due 02/25/2045 •		9,169	9,237
5.408% due 09/25/2035 þ		32,838	25,400
Asti Finance SRL
0.359% due 05/27/2050 •	EUR	4,015	4,372
AyT Hipotecario Mixto FTA
0.000% due 09/15/2035 •		230	250

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BAMLL Commercial Mortgage Securities Trust
1.242% due 07/05/2043 ~(a)	$3,784	$186
3.418% due 07/05/2043	3,686	3,807
Banc of America Alternative Loan Trust
2.418% due 06/25/2046 ^•	52	43
5.183% due 11/25/2021 ^~	237	216
5.500% due 10/25/2033	6,599	7,009
5.500% due 12/25/2035 ^	128	126
6.000% due 03/25/2021 ^	12	11
6.000% due 07/25/2034	21,880	23,847
6.000% due 08/25/2035 ^	1,081	1,058
6.000% due 08/25/2035	6,653	6,845
6.000% due 01/25/2036 ^	17,315	17,719
6.000% due 03/25/2036 ^	3,301	3,322
6.000% due 06/25/2046 ^	221	221
6.000% due 07/25/2046 ^	618	563
Banc of America Funding Corp.
4.455% due 09/25/2048 ~	15,898	16,312
Banc of America Funding Trust
2.204% due 02/20/2047 •	6,582	6,454
2.298% due 07/25/2037 •	19,246	18,448
2.308% due 07/25/2037 •	16,430	15,706
2.354% due 09/20/2035 ^•	4,719	3,672
2.518% due 07/25/2036 ^•	41	33
2.585% due 06/20/2035 ^•	678	510
2.604% due 05/20/2036 •	92,242	46,617
2.624% due 07/20/2036 •	1,201	1,206
3.228% due 05/26/2037 ~	33,042	22,101
3.752% due 12/20/2034 ~	323	275
3.922% due 09/20/2035 ~	26	26
4.217% due 11/20/2035 ~	4,640	4,134
4.328% due 09/20/2035 ^~	341	318
4.361% due 03/20/2036 ~	524	497
4.417% due 10/20/2046 ^~	296	253
4.429% due 09/20/2046 ^~	1,607	1,478
4.465% due 03/20/2036 ~	71	68
4.522% due 04/20/2035 ~	235	223
4.577% due 05/20/2036 ^~	190	190
4.647% due 01/20/2047 ^~	160	156
4.654% due 05/20/2034 ~	490	495
4.677% due 03/20/2035 ~	69	70
4.808% due 05/25/2035 ~	28	28
5.018% due 07/20/2036 ~	4,623	4,740
5.500% due 09/25/2034	40	40
5.500% due 01/26/2036	7,053	7,045
5.500% due 01/26/2036 ~	2,055	2,037
5.500% due 03/25/2036 ^	110	106
5.888% due 04/25/2037 ^þ	404	406
6.000% due 09/25/2036 ^	2,732	2,587
6.000% due 08/25/2037 ^	7,104	6,728
6.000% due 10/26/2037 ~	10,648	10,283
Banc of America Mortgage Trust
4.026% due 09/25/2035 ^~	579	572
4.169% due 10/25/2035 ^~	24	25
4.281% due 12/25/2034 ~	41	41
4.308% due 11/20/2046 ^~	37	36
4.328% due 07/25/2035 ^~	723	717
4.330% due 09/25/2035 ~	48	49
4.429% due 11/25/2035 ^~	170	173
4.437% due 02/25/2036 ^~	3,007	2,852
4.469% due 02/25/2035 ~	292	297
4.553% due 05/25/2035 ^~	6,202	6,320
4.596% due 09/25/2033 ~	2,294	2,311
4.631% due 12/25/2033 ~	44	44
4.637% due 04/25/2035 ^~	517	499
4.688% due 08/25/2034 ~	220	225
4.701% due 07/25/2034 ~	18	19
4.704% due 06/25/2035 ~	251	243
4.710% due 01/25/2036 ^~	201	192
4.746% due 11/25/2035 ^~	249	239
4.774% due 12/25/2033 ~	116	117
4.843% due 05/25/2034 ~	328	333

10	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.886% due 01/25/2034 ~		$208	$214
4.927% due 03/25/2033 ~		202	205
4.973% due 07/20/2032 ~		21	21
5.058% due 02/25/2035 ~		136	138
5.083% due 05/25/2033 ~		12	12
5.146% due 04/25/2033 ~		98	102
5.178% due 05/25/2033 ~		2	2
5.500% due 09/25/2035		952	933
5.500% due 09/25/2035 ^		191	187
6.000% due 09/25/2037 ^		266	260
6.000% due 07/25/2046 •		4,946	4,707
6.500% due 10/25/2031		24	26
Bancorp Commercial Mortgage Trust
2.878% due 08/15/2032 •		3,908	3,909
BANK
0.475% due 02/15/2061 ~(a)		215,517	6,091
Bankinter Fondo de Titulizacion de Activos
0.000% due 12/15/2040 •	EUR	2,741	2,974
Bayview Commercial Asset Trust
2.298% due 01/25/2037 •		$74	71
BCAP LLC Trust
1.639% due 11/26/2036 •		6,893	3,236
2.188% due 01/25/2037 ^•		521	503
2.238% due 05/25/2047 ^•		7,358	6,940
2.265% due 08/26/2036 ~		18,813	14,116
2.305% due 06/26/2036 ~		3,003	2,964
2.315% due 02/26/2037 •		3,079	3,050
2.372% due 07/26/2036 ~		363	314
2.424% due 06/26/2037 ~		11,641	11,073
2.424% due 06/27/2037 ~		9,862	9,258
2.465% due 05/26/2037 •		15,657	12,125
2.505% due 03/26/2035 ~		1,701	1,530
2.546% due 05/26/2037 •		9,159	8,896
2.716% due 11/27/2047 ~		45,889	42,260
3.720% due 06/26/2037 ~		1,756	1,605
3.866% due 09/27/2037 •		8,982	9,159
4.008% due 10/26/2035 ~		4,551	3,561
4.048% due 09/26/2035 ~		28	25
4.077% due 12/20/2035 ~		16,086	11,326
4.178% due 10/26/2035 ~		7,715	7,805
4.226% due 05/26/2036 ~		133	132
4.254% due 02/26/2036 ~		3,507	3,020
4.380% due 05/26/2047 ~		8,909	7,874
4.658% due 10/26/2033 ~		19	17
4.682% due 11/26/2035 ~		751	731
4.701% due 02/26/2036 ~		42	40
4.710% due 01/26/2036 ~		3,013	2,407
4.867% due 03/26/2035 ~		68	64
4.991% due 06/26/2035 ~		135	128
5.250% due 02/26/2036 ~		1,145	846
5.250% due 04/26/2037		2,305	1,934
5.750% due 04/25/2037		7,202	5,831
5.953% due 04/26/2037 ~		7,738	6,191
6.000% due 07/26/2036 ~		13,375	10,403
6.201% due 08/26/2022 ~		113	93
6.649% due 12/26/2036 ~		9,975	8,960
7.136% due 08/26/2037 ~		16,144	14,814
Bear Stearns Adjustable Rate Mortgage Trust
3.522% due 11/25/2034 ~		19	18
3.711% due 08/25/2035 ^•		13,840	12,377
3.835% due 08/25/2047 ^~		1,510	1,373
3.838% due 03/25/2035 ~		44	44
3.960% due 09/25/2034 ~		1,997	2,025
4.018% due 07/25/2036 ^~		3,662	3,402
4.020% due 06/25/2047 ^~		6,327	6,103
4.069% due 02/25/2036 ^~		859	822
4.077% due 08/25/2047 ^~		3,873	3,469
4.132% due 08/25/2035 ~		1,108	994
4.202% due 07/25/2034 ~		226	232
4.222% due 01/25/2035 ~		696	717
4.241% due 02/25/2036 ^~		4,483	4,011
4.257% due 08/25/2035 ^~		598	574
4.283% due 02/25/2035 ~		1,553	1,587
4.313% due 03/25/2035 ~		905	902
4.317% due 02/25/2036 ^~		160	161

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.318% due 04/25/2034 ~	$998	$999
4.328% due 01/25/2035 ~	229	230
4.380% due 05/25/2047 ^~	539	513
4.436% due 08/25/2035 ^~	2,935	2,709
4.473% due 07/25/2034 ~	1	1
4.528% due 02/25/2036 ^~	68	65
4.590% due 04/25/2034 ~	524	533
4.665% due 10/25/2033 ~	208	214
4.702% due 02/25/2033 ~	3	4
4.723% due 11/25/2034 ~	895	879
4.817% due 12/25/2046 •	2,907	2,705
4.840% due 05/25/2037 ~	3,958	3,846
4.855% due 05/25/2034 ~	43	43
4.891% due 01/25/2035 ~	51	52
4.910% due 02/25/2036 •	107	110
4.939% due 08/25/2035 ^~	14,124	13,854
4.945% due 11/25/2034 ~	12	11
5.000% due 04/25/2034 ~	11	11
5.048% due 08/25/2035 ~	6,153	6,416
5.375% due 07/25/2034 ~	67	69
Bear Stearns ALT-A Trust
1.625% due 01/25/2034 ~	42	35
2.178% due 02/25/2034 •	59	58
2.338% due 08/25/2036 •	17,351	19,097
2.338% due 11/25/2036 ^•	5,351	5,664
2.338% due 06/25/2046 ^•	14,017	15,785
2.458% due 07/25/2035 •	96	96
2.458% due 04/25/2036 ^•	7,178	8,532
2.498% due 02/25/2036 •	4,058	4,070
2.658% due 04/25/2034 •	240	243
2.658% due 07/25/2034 •	12	12
2.758% due 11/25/2034 •	3	3
2.948% due 11/25/2034 •	17,392	14,736
3.105% due 04/25/2035 ~	348	324
3.668% due 09/25/2034 •	6,446	5,585
3.743% due 07/25/2034 •	4,507	4,615
3.753% due 05/25/2036 ~	15,720	12,918
3.909% due 05/25/2035 ~	2,347	2,309
3.920% due 09/25/2047 ^~	28,392	23,003
3.925% due 11/25/2035 ^~	9,133	7,303
3.945% due 08/25/2036 ^~	300	256
3.962% due 08/25/2036 ^~	4,032	2,724
3.980% due 01/25/2036 ^~	8,032	8,275
4.024% due 09/25/2035 ^~	1,277	841
4.030% due 02/25/2036 ^~	2,431	2,126
4.035% due 02/25/2036 ^~	12,084	11,398
4.040% due 11/25/2035 ^~	16,386	14,429
4.053% due 11/25/2036 ~	8,327	7,773
4.091% due 01/25/2035 ~	336	249
4.109% due 03/25/2036 ^~	11,538	9,913
4.122% due 04/25/2035 ~	1,192	1,220
4.126% due 05/25/2036 ~	17,671	12,856
4.183% due 10/25/2035 ^~	29,968	28,966
4.201% due 09/25/2035 ^~	6,313	5,304
4.235% due 04/25/2035 ~	1,078	1,090
4.238% due 09/25/2035 ^~	9,584	7,980
4.254% due 02/25/2036 ^~	1,708	1,676
4.267% due 07/25/2035 ~	41,584	38,710
4.268% due 01/25/2036 ~	35,556	36,022
4.324% due 01/25/2047 ~	2,891	2,257
4.330% due 06/25/2034 ~	814	841
4.336% due 05/25/2036 ^~	9,849	7,076
4.383% due 09/25/2034 ~	123	125
4.397% due 02/25/2034 ~	148	152
4.495% due 01/25/2035 ~	84	83
4.496% due 05/25/2035 ~	319	327
4.516% due 05/25/2036 ^~	31	24
4.518% due 07/25/2035 ^~	13,677	11,300
4.529% due 08/25/2034 ~	1,628	1,690
4.543% due 04/25/2035 ~	873	849
4.726% due 09/25/2034 ~	98	100
Bear Stearns Mortgage Funding Trust
2.188% due 03/25/2037 •	87,641	82,934
2.198% due 06/25/2037 •	16,347	15,911
2.218% due 11/25/2036 ^•	33,997	37,402
2.218% due 09/25/2046 •	38,265	35,268

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.228% due 06/25/2037 •		$93,967	$91,947
2.238% due 08/25/2036 •		19,437	19,388
Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~		207	180
4.082% due 01/26/2036 ^~		10,680	9,535
7.000% due 07/25/2037 ~		34,303	21,260
BellaVista Mortgage Trust
2.307% due 05/20/2045 •		268	217
Business Mortgage Finance PLC
0.000% due 08/15/2040 •	EUR	6,059	6,553
BXP Trust
3.379% due 06/13/2039		$28,700	30,792
CFCRE Commercial Mortgage Trust
1.310% due 11/10/2049 ~(a)		160,458	10,611
1.311% due 04/15/2044 ~(a)		16,305	215
Chase Mortgage Finance Trust
3.708% due 12/25/2037 ^~		612	561
3.999% due 01/25/2036 ^~		691	643
4.049% due 09/25/2036 ^~		19	18
4.149% due 03/25/2037 ^~		5,042	4,975
4.208% due 12/25/2035 ^~		627	599
4.399% due 02/25/2037 ~		83	84
4.404% due 07/25/2037 ~		5	5
4.889% due 07/25/2037 ~		53	54
5.500% due 11/25/2035		1,327	1,297
6.000% due 10/25/2036 ^		683	505
6.000% due 11/25/2036		2,308	1,696
6.000% due 12/25/2036		135	103
6.000% due 02/25/2037 ^		1,852	1,306
6.000% due 03/25/2037 ^		1,050	816
6.000% due 05/25/2037 ^		15,906	12,246
6.250% due 10/25/2036 ^		6,816	5,181
ChaseFlex Trust
2.298% due 05/25/2037 •		28,158	27,006
2.318% due 07/25/2037 •		15,278	13,612
2.358% due 08/25/2037 •		8,837	9,545
4.222% due 08/25/2037 ^þ		1,241	1,190
4.630% due 09/25/2036 ~		7,593	7,625
6.300% due 06/25/2036 ^~		16,930	15,164
Chester A PLC
0.000% due 05/20/2046 (h)	GBP	9	134,825
0.894% due 03/17/2046		116,570	102,178
1.694% due 03/17/2046		1,247,699	1,543,157
2.144% due 03/17/2046		125,536	154,782
2.644% due 03/17/2046		116,569	143,787
3.144% due 03/17/2046		71,735	88,483
3.894% due 03/17/2046		35,868	43,170
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.198% due 05/25/2036 •		$252	254
2.248% due 05/25/2036 •		491	478
2.298% due 01/25/2035 •		569	565
2.318% due 08/25/2035 •		74	74
Citicorp Mortgage Securities Trust
5.500% due 06/25/2037		181	182
5.500% due 07/25/2037		1	0
5.750% due 06/25/2036		179	182
6.000% due 08/25/2036		6,864	7,085
Citigroup Commercial Mortgage Trust
1.669% due 10/10/2049 ~(a)		341,881	25,599
2.878% due 07/15/2032 •		29,952	29,983
3.128% due 07/15/2029 •		12,800	12,783
3.278% due 07/15/2032 •		9,600	9,589
3.349% due 02/10/2049		40,000	42,446
3.878% due 07/15/2032 •		10,800	10,775
4.528% due 07/15/2032 •		16,000	16,091
Citigroup Mortgage Loan Trust
0.000% due 09/25/2064 ~		116	115
0.000% due 01/25/2082 (h)		970	961
2.088% due 01/25/2037 •		332	308
2.268% due 09/25/2036 •		1,602	1,587
2.382% due 05/20/2047 •		14,405	12,841

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.691% due 12/25/2035 ~		$8,075	$7,513
2.850% due 08/25/2035 •		12,475	11,298
2.968% due 09/25/2037 •		4,405	3,417
3.228% due 03/25/2082 þ		21,549	21,605
3.548% due 10/25/2046 ^~		3,191	2,943
3.632% due 08/25/2036 •		30,180	14,814
4.031% due 09/25/2037 ~		2,415	2,417
4.052% due 08/25/2035 ~		702	711
4.090% due 11/25/2036 ~		6,948	5,788
4.108% due 10/25/2035 ^~		2,531	1,926
4.122% due 09/25/2064 ~		142,527	144,024
4.145% due 01/25/2082 ~		386,659	394,656
4.162% due 10/25/2035 ^~		43	42
4.171% due 03/25/2037 ^~		1,779	1,663
4.218% due 09/25/2037 ~		5,727	5,627
4.329% due 11/25/2036 ^~		409	402
4.340% due 03/25/2035 ~		8,164	7,357
4.343% due 07/25/2036 ~		4,936	4,321
4.566% due 08/25/2035 ~		704	718
4.591% due 11/25/2036 ^~		8,022	7,179
4.603% due 07/25/2036 ^~		3,434	3,004
4.722% due 09/25/2037 ^~		1,429	1,085
4.773% due 06/25/2036 ^~		3,325	3,415
4.784% due 03/25/2036 ^~		4,243	4,135
4.810% due 05/25/2035 •		69	70
4.980% due 03/25/2036 ^•		438	444
5.250% due 03/25/2037 ^		3,941	3,495
5.500% due 12/25/2035 ^		25	25
5.750% due 09/25/2021		2,837	2,841
5.750% due 04/25/2047 ^		5,304	4,557
6.000% due 05/25/2037		3,925	3,684
6.000% due 08/25/2037 ~		17,057	13,493
6.250% due 11/25/2037 ~		2,547	1,854
6.500% due 10/25/2036		8,049	6,826
Citigroup Mortgage Loan Trust, Inc.
4.179% due 02/25/2034 ~		33	32
4.215% due 12/25/2035 ^~		331	244
4.787% due 05/25/2035 ~		351	359
5.131% due 03/25/2034 ~		397	410
6.000% due 05/25/2035		5,759	6,228
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.096% due 09/25/2035 ^~		541	472
CitiMortgage Alternative Loan Trust
3.432% due 02/25/2037 ^•(a)		2,906	528
5.500% due 11/25/2021		41	41
5.500% due 04/25/2022 ^		1,123	1,133
5.750% due 12/25/2036 ^		522	513
5.750% due 03/25/2037 ^		837	819
6.000% due 07/25/2036 ^		493	490
6.000% due 06/25/2037 ^		5,918	5,859
6.000% due 10/25/2037 ^		3,497	3,408
Civic Mortgage LLC
4.349% due 11/25/2022 þ		6,794	6,806
Clavis Securities PLC
0.000% due 12/15/2031 •	EUR	7,328	7,768
0.951% due 12/15/2032 •	GBP	854	1,009
CNL Commercial Mortgage Loan Trust
2.528% due 05/15/2031 •		$599	585
Commercial Mortgage Trust
0.243% due 04/10/2047 ~(a)		58,814	475
1.265% due 08/10/2047 ~(a)		214,744	9,464
1.588% due 10/10/2049 ~(a)		225,919	16,358
2.099% due 07/10/2046 ~(a)		40,520	340
3.140% due 10/10/2036		13,000	13,604
3.546% due 06/10/2047		8,215	8,638
3.550% due 02/10/2049		22,000	23,035
3.955% due 02/10/2047		3,400	3,637
Core Industrial Trust
3.040% due 02/10/2034		45,365	46,355
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		1,595	1,644
6.000% due 05/25/2036 ^		83	70
6.000% due 08/25/2037 ^~		2,827	2,158
Countrywide Alternative Loan Trust
2.138% due 06/25/2036 •		1,579	1,512
2.138% due 11/25/2036 •		7,281	7,109
2.158% due 06/25/2037 •		20,391	19,635
2.178% due 06/25/2036 •		19,523	16,346
2.178% due 11/25/2036 •		20,774	19,620
2.178% due 01/25/2037 •		35,593	31,718

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.178% due 07/25/2046 •	$12,180	$11,355
2.178% due 09/25/2047 •	30,558	30,349
2.188% due 11/25/2036 •	5,795	5,663
2.188% due 01/25/2037 ^•	5,319	5,221
2.198% due 11/25/2036 •	11,755	11,296
2.198% due 05/25/2047 •	10,455	10,034
2.208% due 09/25/2046 ^•	40,423	38,438
2.208% due 10/25/2046 •	3,946	3,835
2.218% due 02/25/2036 •	2,336	2,160
2.224% due 02/20/2047 ^•	20,951	16,702
2.228% due 05/25/2035 •	6,472	6,232
2.228% due 07/25/2046 •	8,405	8,256
2.228% due 04/25/2047 •	18,208	16,184
2.234% due 03/20/2047 •	32,321	28,201
2.238% due 05/25/2035 •	4,256	4,031
2.238% due 09/25/2047 •	20,549	20,469
2.239% due 12/20/2046 ^•	49,618	45,211
2.244% due 07/20/2046 ^•	9,249	7,716
2.254% due 05/20/2046 ^•	34,062	29,118
2.254% due 09/20/2046 •	4,843	3,935
2.268% due 12/25/2035 •	9,855	8,262
2.278% due 08/25/2035 •	11,711	8,393
2.288% due 02/25/2036 •	1,624	1,497
2.298% due 12/25/2035 •	458	457
2.298% due 02/25/2037 •	19,814	18,448
2.308% due 02/25/2036 ^•	10,519	8,982
2.308% due 05/25/2036 •	6,947	6,223
2.328% due 08/25/2035 ^•	1,318	1,184
2.328% due 11/25/2035 •	4,991	4,987
2.348% due 09/25/2035 •	4,105	3,376
2.368% due 09/25/2035 •	12,248	12,138
2.368% due 12/25/2035 ^•	21,044	19,788
2.374% due 11/20/2035 •	37,133	36,968
2.388% due 02/25/2037 ^•	437	152
2.418% due 06/25/2036 ^•	96	57
2.450% due 09/25/2034 •	290	263
2.518% due 12/25/2035 ^•	2,754	1,681
2.518% due 04/25/2036 •	8,235	4,388
2.538% due 07/25/2035 •	407	403
2.568% due 11/25/2035 •	4,957	3,282
2.578% due 08/25/2035 •	2,958	2,869
2.638% due 10/25/2035 •	55	46
2.678% due 10/25/2035 •	2,012	1,690
2.684% due 11/20/2035 •	9,270	8,909
2.751% due 05/25/2035 ^~	4,192	3,027
2.788% due 11/25/2035 •	4,766	4,630
2.818% due 08/25/2035 •	1,551	1,070
2.818% due 01/25/2036 ^•	2,748	2,356
2.932% due 11/25/2035 •(a)	4,957	624
3.018% due 08/25/2035 ^•	5,315	3,377
3.038% due 10/25/2034 •	9,423	9,226
3.082% due 11/25/2035 ^•(a)	4,584	554
3.232% due 08/25/2036 ^•(a)	11,996	2,082
3.446% due 12/25/2035 •	15,742	14,870
3.546% due 08/25/2035 ^•	84	65
3.593% due 02/25/2035 •	8,352	8,091
3.661% due 03/25/2047 ^•	6,885	6,304
3.668% due 08/25/2034 •	6,331	6,097
3.668% due 10/25/2034 •	7,642	7,468
3.756% due 07/20/2035 ^•	4,732	4,440
3.846% due 08/25/2035 •	247	249
3.939% due 08/25/2036 ~	836	879
3.942% due 06/25/2037 ~	163	143
3.948% due 12/25/2035 ~	141	138
3.970% due 06/25/2037 ^~	7,230	6,906
3.977% due 12/25/2034 ~	9,689	10,109
4.006% due 08/25/2035 •	5,625	5,584
4.058% due 11/25/2035 ^~	432	414
4.061% due 12/25/2035 ^~	364	336
4.091% due 06/25/2035 •	351	338
4.139% due 08/25/2034 ^~	6,479	6,210
4.156% due 03/25/2047 ~	5,682	5,519
4.393% due 02/25/2037 ^~	1,235	1,219
4.496% due 10/20/2035 •	24,235	21,276
4.516% due 10/20/2035 •	19,528	16,779

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.809% due 12/25/2034 ~	$2	$2
4.924% due 07/25/2021 ^~	7	7
5.000% due 08/25/2035 ^	1,452	1,341
5.250% due 02/25/2021 ^	104	102
5.500% due 03/25/2035	4,082	4,116
5.500% due 05/25/2035	894	852
5.500% due 06/25/2035 ^	235	235
5.500% due 07/25/2035 ^	78	72
5.500% due 08/25/2035	6,278	6,273
5.500% due 09/25/2035 ^	42,254	40,994
5.500% due 11/25/2035 ^	12,935	12,165
5.500% due 12/25/2035 ^	5,087	4,213
5.500% due 01/25/2036 ^	10,418	10,187
5.500% due 01/25/2036	271	242
5.500% due 02/25/2036	49,604	44,129
5.500% due 02/25/2036 ^	945	827
5.750% due 05/25/2036	410	296
5.750% due 08/25/2036 ^	5,561	4,616
5.750% due 03/25/2037	5,674	4,823
5.750% due 07/25/2037 ^	1,336	1,203
5.750% due 04/25/2047 ^	3,026	2,698
6.000% due 02/25/2035	29,854	29,287
6.000% due 02/25/2036 ^	41	33
6.000% due 02/25/2036	53,646	45,575
6.000% due 03/25/2036 ^	13,376	10,279
6.000% due 04/25/2036 ^	14,620	11,569
6.000% due 05/25/2036 ^	10,024	8,125
6.000% due 05/25/2036	4,464	3,523
6.000% due 06/25/2036	11,347	9,157
6.000% due 07/25/2036	13,375	11,334
6.000% due 08/25/2036 ^	6,170	5,459
6.000% due 01/25/2037 ^	1,717	1,717
6.000% due 02/25/2037 ^	4,490	2,815
6.000% due 03/25/2037 ^	3,593	2,541
6.000% due 04/25/2037 ^	10,703	7,719
6.000% due 05/25/2037 ^	14,981	10,612
6.000% due 06/25/2037 ^	689	513
6.000% due 08/25/2037 ^•	7,462	6,130
6.093% due 11/25/2035 •	1,819	1,479
6.250% due 11/25/2036	5,812	4,480
6.250% due 12/25/2036 ^	3,758	2,637
6.250% due 11/25/2046 ^	2,877	2,374
6.500% due 05/25/2036 ^	3,490	2,736
6.500% due 06/25/2036 ^	1,170	884
6.500% due 08/25/2036 ^	3,082	1,892
6.500% due 09/25/2036	2,162	1,858
6.500% due 09/25/2036 ^	5,211	4,202
6.500% due 12/25/2036 ^	3,029	2,179
6.500% due 08/25/2037 ^	11,469	8,282
6.500% due 09/25/2037 ^	22,261	15,038
6.500% due 11/25/2037 ^	10,485	7,842
7.000% due 08/25/2034 ^	224	238
7.000% due 09/25/2036	28,423	13,954
7.250% due 08/25/2032	181	197
7.500% due 12/25/2034 ^	118	57
Countrywide Asset-Backed Certificates
2.258% due 04/25/2036 ^•	12,217	11,262
2.518% due 03/25/2036 •	14,663	14,039
Countrywide Home Loan Mortgage Pass-Through Trust
2.218% due 04/25/2046 •	525	503
2.288% due 04/25/2035 •	3,664	3,610
2.358% due 03/25/2036 •	17	7
2.368% due 02/25/2036 ^•	5	1
2.478% due 05/25/2035 •	410	383
2.518% due 05/25/2036 ^•	3,441	1,966
2.558% due 03/25/2035 •	537	526
2.598% due 04/25/2035 •	6,799	6,671
2.618% due 03/25/2035 •	1,721	1,548
2.618% due 05/25/2035 •	11,157	10,516
2.658% due 03/25/2035 •	23,796	22,131
2.678% due 02/25/2035 •	740	734
2.698% due 02/25/2035 •	1,183	1,152
2.758% due 02/25/2035 •	8,861	8,545
2.778% due 09/25/2034 •	153	154
2.792% due 02/25/2035 ~	9,224	8,330
2.863% due 04/25/2035 ~	780	723
3.016% due 03/25/2035 ^~	325	292
3.450% due 04/20/2036 ^~	462	447
3.472% due 09/25/2034 ^~	46	34
3.643% due 05/20/2036 ^~	4,172	4,032
3.711% due 02/20/2036 ^•	2,820	2,503
3.803% due 08/25/2034 ^~	11	10
3.803% due 08/25/2034 ~	40	39
3.816% due 09/20/2036 ^~	1,253	1,105
3.829% due 07/25/2034 ~	143	146

12	See Accompanying Notes

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.842% due 03/25/2037 ^~	$288	$270
3.845% due 06/20/2036 ~	9,218	8,444
3.846% due 05/20/2036 ^~	4,526	3,881
3.864% due 09/25/2047 ^~	1,741	1,667
3.870% due 02/25/2047 ^~	7,929	7,298
3.895% due 11/20/2035 ~	29,872	26,314
3.899% due 10/25/2033 ~	79	80
3.911% due 10/20/2035 ^~	987	937
3.911% due 10/20/2035 ~	4,136	3,925
3.911% due 09/25/2037 ^~	4,879	4,698
3.939% due 02/20/2036 ^•	797	759
3.941% due 05/20/2036 ^~	2,588	2,517
3.942% due 04/25/2035 ^~	96	86
3.996% due 01/25/2036 ~	5,659	5,324
3.996% due 01/25/2036 ^~	1,772	1,667
4.015% due 08/20/2035 ^~	10,069	9,928
4.095% due 12/19/2033 ~	14	15
4.114% due 11/20/2034 ~	233	240
4.118% due 05/20/2034 ~	66	67
4.225% due 09/20/2034 ~	182	175
4.226% due 11/20/2035 ^~	2,292	1,899
4.235% due 09/25/2034 ~	330	329
4.244% due 02/20/2035 ~	990	1,003
4.295% due 06/25/2047 ^~	9,596	9,298
4.312% due 05/20/2035 ~	1,490	1,481
4.416% due 07/19/2033 ~	600	602
4.450% due 04/25/2037 ^~	3,431	3,402
4.597% due 05/19/2033 ~	114	119
4.614% due 05/25/2034 ~	128	129
4.667% due 02/20/2036 ^•	1,021	1,011
4.741% due 02/25/2034 ~	161	163
4.742% due 03/25/2035 ~	567	573
4.821% due 02/20/2036 ^•	12,092	9,949
4.842% due 12/25/2033 ~	97	97
4.866% due 06/20/2034 ~	163	168
4.901% due 02/25/2034 ~	14	15
5.250% due 12/25/2027 ^	870	806
5.250% due 07/25/2034	410	418
5.500% due 04/25/2035	36	35
5.500% due 08/25/2035	442	390
5.500% due 08/25/2035 ^	3,428	3,028
5.500% due 09/25/2035 ^	2,656	2,483
5.500% due 10/25/2035 ^	375	351
5.500% due 10/25/2035	135	125
5.500% due 11/25/2035 ^	470	433
5.500% due 01/25/2036	1,426	1,313
5.750% due 08/25/2034	265	268
5.750% due 02/25/2036 ^	794	645
5.750% due 02/25/2037 ^	357	306
5.750% due 03/25/2037 ^	3,435	2,826
5.750% due 05/25/2037 ^	536	448
5.750% due 07/25/2037 ^	3,586	3,011
5.850% due 05/25/2036 ^	3,906	3,099
6.000% due 12/25/2035 ^	25	22
6.000% due 02/25/2037 ^	9,396	7,625
6.000% due 03/25/2037 ^	6,163	5,170
6.000% due 04/25/2037 ^	445	375
6.000% due 05/25/2037 ^	4,491	3,455
6.000% due 07/25/2037	6,524	4,850
6.000% due 07/25/2037 ^	3,242	2,696
6.000% due 08/25/2037 ^	1,164	941
6.000% due 09/25/2037	3,097	2,510
6.000% due 10/25/2037 ^	198	179
6.000% due 01/25/2038 ^	12,401	10,095
6.250% due 09/25/2036 ^	3,385	2,567
6.250% due 10/25/2036 ^	147	119
6.500% due 11/25/2036 ^	13,707	9,585
6.500% due 05/25/2037 ^	309	247
6.500% due 10/25/2037 ^	24,083	18,652
6.500% due 11/25/2037 ^	4,990	3,566
6.500% due 12/25/2037	26,325	19,718
6.500% due 11/25/2047	16,514	13,742
Countrywide Home Loan Reperforming REMIC Trust
2.418% due 11/25/2034 •	10,565	9,949
2.418% due 09/25/2035 •	1,529	1,416
5.709% due 01/25/2034	23,607	23,873
Credit Suisse First Boston Mortgage Securities Corp.
0.412% due 05/15/2023 ~(a)	41,142	67
2.668% due 11/25/2031 •	615	454
2.668% due 09/25/2035 ^•	4,381	3,407
3.149% due 06/25/2046 ~	968,236	982,508
3.168% due 11/25/2034 •	8,338	7,704
4.345% due 04/25/2034 ~	20	20
5.250% due 09/25/2035 ^	916	838

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.750% due 04/22/2033	$22	$24
6.000% due 01/25/2036 ^	3,675	3,336
6.500% due 01/25/2036	468	265
7.000% due 01/25/2036 ^	4,916	1,461
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.053% due 10/25/2033 ~	15	15
4.198% due 07/25/2033 ~	50	51
5.500% due 10/25/2035	6,381	5,666
5.500% due 10/25/2035 ^	254	227
6.000% due 11/25/2035 ^	248	128
Credit Suisse Mortgage Capital Certificates
2.365% due 05/27/2037 •	15,832	13,766
2.435% due 07/27/2037 •	1,165	1,089
2.589% due 04/27/2037 ~	14,875	9,067
3.500% due 04/26/2038 ~	7,676	7,751
3.730% due 09/27/2037 •	4,498	4,531
4.000% due 08/27/2037 ~	25,983	25,327
4.090% due 11/26/2036 ~	6,362	5,333
4.237% due 08/27/2037 ~	22,958	21,065
4.314% due 04/26/2047 ~	12,845	8,551
4.812% due 09/26/2036 ~	2,122	2,038
5.561% due 04/25/2036 ~	11,603	11,106
5.661% due 02/27/2047 ~	124,305	83,498
6.000% due 04/26/2037 ~	12,490	10,548
6.000% due 05/27/2037	163	165
7.000% due 08/26/2036	3,028	2,710
Credit Suisse Mortgage Capital Certificates Trust
0.000% due 07/25/2049 (h)	1,747,318	1,766,041
0.000% due 09/25/2049 (h)	1,389	1,367
3.322% due 10/25/2058 ~	20,050	20,185
3.404% due 09/25/2049	1,181,768	1,192,567
3.404% due 01/27/2059	49,993	50,454
Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.518% due 07/25/2036 •	18,042	11,173
5.000% due 04/25/2037	1,069	1,032
5.500% due 03/25/2037 ^	579	502
6.000% due 08/25/2036 ^	5,143	4,203
6.000% due 02/25/2037 ^	2,602	2,308
6.000% due 06/25/2037	2,380	1,077
6.250% due 08/25/2036 ^	1,092	875
Credit Suisse Mortgage Capital Trust
0.000% due 12/25/2054 (h)	58	58
0.000% due 07/25/2057 (h)	355	353
0.000% due 01/25/2058 (h)	485	482
0.000% due 04/25/2058 (h)	12	12
0.000% due 07/25/2058 (h)	1,339	1,329
0.000% due 10/25/2060 (h)	1,020	1,017
0.000% due 11/25/2076 (h)	2,213	2,178
3.213% due 07/25/2057	29,880	27,041
3.255% due 07/25/2057 ~	1,026,487	938,778
3.420% due 07/25/2058 ~	3,963,663	3,736,655
3.431% due 10/27/2060	95,803	92,281
3.432% due 09/25/2048	168,012	158,796
3.509% due 10/25/2060 ~	2,255,080	2,170,481
3.547% due 01/25/2058 ~	246,648	245,175
3.586% due 07/25/2049	59,775	59,883
3.651% due 06/25/2048	1,401,227	1,379,277
3.657% due 07/25/2049	74,562	75,332
3.726% due 10/25/2058	18,895	19,064
3.837% due 10/27/2060	19,254	19,373
3.851% due 11/25/2076	1,407,153	1,409,535
3.858% due 04/25/2058 ~	638,072	651,054
4.023% due 10/27/2060 ~	452,736	454,458
4.304% due 12/25/2048 ~	1,107,923	1,138,624
4.425% due 09/25/2057	47,278	48,610
4.502% due 12/25/2048	441,679	444,318
4.543% due 06/01/2050 ~	2,428,801	2,504,017
4.660% due 07/25/2050	91,028	94,465
4.789% due 05/27/2053 ~	92,879	104,269
CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057	1,000	1,029
3.617% due 11/15/2048	18,000	18,887
DBUBS Mortgage Trust
0.883% due 11/10/2046 ~(a)	47,989	190
1.222% due 07/10/2044 ~(a)	86,574	1,110
Deutsche ALT-A Securities, Inc.
2.318% due 04/25/2037 •	23,794	15,211
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.148% due 08/25/2047 •	65,979	64,002
2.158% due 07/25/2047 •	14,489	13,943
2.168% due 12/25/2036 •	6,238	5,633
2.168% due 03/25/2037 ^•	23,653	22,587
2.168% due 02/25/2047 •	2,017	1,551
2.178% due 01/25/2047 •	5,302	5,262
2.188% due 02/25/2037 •	3,437	3,414

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.208% due 08/25/2036 •		$3,257	$3,136
2.208% due 10/25/2036 ^•		18,179	8,725
2.208% due 08/25/2047 •		20,660	20,162
2.218% due 02/25/2047 •		6,972	6,784
2.298% due 08/25/2036 •		14,675	14,264
2.348% due 08/25/2037 ^•		13,224	11,440
2.368% due 06/25/2037 ^•		67,613	59,847
2.768% due 10/25/2047 •		41,679	40,103
3.216% due 04/25/2047 •		26,977	26,041
3.368% due 11/25/2035 •		6,495	7,013
4.148% due 10/25/2035 ~		466	439
5.000% due 10/25/2033		4	4
5.250% due 09/25/2035 ~		5,236	5,253
5.500% due 11/25/2035 ^~		109	122
5.500% due 12/25/2035 ^		2,512	2,440
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.191% due 06/25/2036 ~		12,626	12,365
5.431% due 02/25/2036 ~		3,450	3,460
5.530% due 02/25/2036 ~		5,931	5,963
5.650% due 10/25/2036 ~		18,563	17,863
5.869% due 10/25/2036 ^þ		1,295	1,245
5.886% due 10/25/2036 ^þ		204	197
5.900% due 10/25/2036 ~		8,028	7,724
6.100% due 10/25/2036 þ		5,531	5,321
6.420% due 07/25/2036 ^~		5,888	5,566
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
4.750% due 06/25/2034 ~		9	9
Downey Savings & Loan Association Mortgage Loan Trust
2.237% due 04/19/2047 ^•		104	97
2.267% due 03/19/2045 •		881	883
2.387% due 09/19/2045 •		2,067	1,720
2.557% due 02/19/2045 •		3,757	3,752
2.837% due 11/19/2044 •		2,950	2,963
2.857% due 11/19/2044 •		102	98
2.877% due 09/19/2044 •		5,583	5,742
3.386% due 04/19/2047 •		8,668	8,737
4.489% due 07/19/2044 ~		533	553
4.623% due 07/19/2044 ~		19	20
Durham Mortgages
0.000% due 03/31/2054 (h)	GBP	38,229	41,398
0.000% due 03/31/2054 ~		54,852	72,257
2.461% due 03/31/2054 •		49,153	59,524
2.961% due 03/31/2054 •		16,383	19,707
4.011% due 03/31/2054 •		18,803	22,790
5.011% due 03/31/2054 •		38,229	46,986
Durham Mortgages A PLC
0.000% due 03/31/2053 ~		63,357	81,910
0.000% due 03/31/2053 (h)		25,336	27,711
2.461% due 03/31/2053 •		44,345	53,839
2.961% due 03/31/2053 •		25,339	30,650
4.011% due 03/31/2053 •		21,514	26,352
5.011% due 03/31/2053 •		38,009	46,660
E-MAC NL BV
1.887% due 07/25/2036 •	EUR	442	459
EMF-UK PLC
1.765% due 03/13/2046 •	GBP	27,182	33,154
Eurosail PLC
0.000% due 09/10/2044 •	EUR	568	617
0.000% due 03/13/2045 •		827	893
0.932% due 12/10/2044 •	GBP	4,197	5,091
0.941% due 12/15/2044 •		460	560
0.945% due 03/13/2045 •		2,432	2,944
1.180% due 09/13/2045 •		43,549	51,559
1.550% due 09/13/2045 •		38,682	45,843
1.730% due 06/13/2045 •		5,718	6,977
First Horizon Alternative Mortgage Securities Trust
2.388% due 02/25/2037 •		$237	131
2.768% due 04/25/2036 ^•		1,878	1,093
3.532% due 04/25/2037 ^•(a)		3,312	636
3.816% due 12/25/2035 ~		2,637	2,406
3.848% due 03/25/2035 ~		606	586
3.869% due 04/25/2035 ~		2,676	2,732
3.918% due 08/25/2035 ^~		1,796	1,653
3.940% due 04/25/2036 ^~		2,093	1,989
4.010% due 01/25/2036 ^~		4,435	3,319
4.086% due 09/25/2035 ^~		1,728	1,680
4.157% due 02/25/2036 ~		109	92
4.182% due 08/25/2035 ~		10	9
4.249% due 02/25/2035 ~		1,083	1,084
4.430% due 08/25/2034 ~		280	283
5.250% due 02/25/2021 ^		62	61
5.750% due 02/25/2036 ^		3,644	2,749

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 07/25/2036 ^		$46	$36
6.000% due 07/25/2036		2,457	1,914
6.000% due 11/25/2036		1,375	882
6.250% due 11/25/2036		2,651	1,784
6.250% due 08/25/2037 ^		129	98
First Horizon Mortgage Pass-Through Trust
4.074% due 10/25/2035 ^~		1,475	1,443
4.284% due 11/25/2037 ^~		80	72
4.603% due 08/25/2035 ~		81	68
4.711% due 01/25/2037 ^~		857	759
4.837% due 05/25/2037 ^~		3,122	2,459
4.875% due 10/25/2035 ~		111	77
5.250% due 05/25/2021 ^		247	179
5.500% due 04/25/2022		9	9
5.750% due 05/25/2037 ^		252	182
Fondo de Titulizacion de Activos UCI
0.802% due 06/19/2035 •	EUR	200	214
Fondo de Titulizacion Hipotecaria UCI
0.000% due 06/22/2036 •		1,238	1,329
Fremont Home Loan Trust
3.315% due 01/25/2034		$2,081	2,086
GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		8,930	9,481
GMAC Mortgage Corp. Loan Trust
4.036% due 11/19/2035 ~		258	249
4.246% due 03/18/2035 ~		11	11
4.383% due 11/19/2035 ^~		1,116	1,027
4.532% due 11/19/2035 ~		317	314
4.686% due 03/18/2035 ~		1,520	1,542
5.515% due 03/18/2035 ~		804	802
Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	266	287
0.000% due 03/18/2039 •		3,849	4,147
0.933% due 06/18/2038 •	GBP	234	283
2.275% due 06/18/2039 •		$1,606	1,562
Grecale RMBS SRL
0.122% due 01/27/2061 •	EUR	4,150	4,525
GreenPoint Mortgage Funding Trust
2.178% due 02/25/2037 ^•		$15,473	15,501
2.198% due 01/25/2037 •		9,687	9,403
2.218% due 03/25/2047 •		19,861	19,519
2.228% due 04/25/2036 •		17,227	16,620
2.258% due 08/25/2045 •		351	339
2.338% due 09/25/2046 ^•		4,448	3,527
2.538% due 10/25/2045 •		604	617
2.558% due 11/25/2045 •		69	62
2.638% due 10/25/2045 •		4,248	3,940
Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	28,330	28,394
GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)		$179,000	2,560
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		47,500	47,720
GS Mortgage Securities Trust
0.234% due 12/10/2043 ~(a)		84,032	99
0.264% due 12/10/2043 ~(a)		35,931	111
0.697% due 11/10/2049 ~(a)		167,886	4,796
0.760% due 08/10/2046 ~(a)		104,274	2,181
0.814% due 03/10/2044 ~(a)		14,821	100
1.471% due 08/10/2043 ~(a)		124,884	896
1.499% due 08/10/2044 ~(a)		12,262	217
2.125% due 01/10/2045 ~(a)		5,860	198
2.355% due 05/10/2045 ~(a)		50,255	1,671
3.120% due 05/10/2050		2,700	2,777
3.278% due 10/10/2048		6,278	6,520
3.365% due 11/10/2047		7,545	7,785
3.801% due 01/10/2047		9,631	10,193
GSC Capital Corp. Mortgage Trust
2.218% due 02/25/2036 ^•		8,617	8,428
GSMPS Mortgage Loan Trust
2.368% due 01/25/2035 •		25,792	23,942
2.368% due 03/25/2035 •		4,019	3,753
2.418% due 06/25/2034 •		40,891	38,492

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.111% due 10/20/2032 ~	$15,829	$16,311
GSMSC Pass-Through Trust
7.500% due 09/25/2036 ^~	980	649
7.500% due 10/25/2036 ~	1,198	782
GSMSC Resecuritization Trust
2.158% due 10/26/2036 •	12,598	10,180
2.280% due 02/26/2037 •	34,046	32,087
2.285% due 04/26/2037 •	56,017	31,812
2.315% due 08/26/2033 •	1,879	1,864
GSR Mortgage Loan Trust
2.278% due 08/25/2046 •	36,840	19,914
2.468% due 07/25/2037 ^•	194	79
3.768% due 12/25/2034 ~	450	222
4.040% due 04/25/2032 •	16	15
4.150% due 04/25/2036 ~	1,296	1,163
4.267% due 11/25/2035 ~	239	191
4.287% due 11/25/2035 ~	33	34
4.297% due 03/25/2037 ^~	1,971	1,903
4.308% due 08/25/2034 ~	31	30
4.363% due 04/25/2035 ~	130	131
4.384% due 01/25/2036 ^~	4,352	4,444
4.427% due 05/25/2035 ~	1,387	1,363
4.456% due 09/25/2034 ~	18	18
4.467% due 08/25/2034 ~	1,426	1,423
4.477% due 07/25/2035 ~	2,158	2,078
4.528% due 08/25/2034 ~	341	341
4.547% due 09/25/2035 ~	867	891
4.547% due 01/25/2036 ^~	93	93
4.592% due 07/25/2035 ~	444	445
4.600% due 05/25/2035 ~	1,130	1,016
4.664% due 07/25/2035 ~	1,493	1,311
4.682% due 11/25/2035 ~	33	34
4.689% due 10/25/2035 ^~	2,007	1,919
4.715% due 01/25/2035 ~	634	648
4.743% due 04/25/2035 ~	57	58
4.955% due 05/25/2035 ~	5,818	5,437
5.000% due 07/25/2036	482	499
5.500% due 03/25/2036	790	864
5.500% due 03/25/2036 ^	1,645	1,968
5.500% due 06/25/2036 ^	21	52
5.500% due 01/25/2037 ^	2,795	3,426
5.750% due 02/25/2036 ^	582	567
5.750% due 02/25/2037 ^	42	56
6.000% due 02/25/2021 ^	1,044	888
6.000% due 11/25/2035	332	247
6.000% due 02/25/2036 ^	618	521
6.000% due 03/25/2036	15,847	11,319
6.000% due 06/25/2036 ^	1,269	1,600
6.000% due 07/25/2036	3,599	3,075
6.000% due 09/25/2036 ^	1,887	1,400
6.000% due 01/25/2037 ^	82	76
6.250% due 10/25/2036 ^	23,797	23,680
6.500% due 09/25/2036 ^	1,762	1,369
6.500% due 10/25/2036 ^	921	744
HarborView Mortgage Loan Trust
2.227% due 12/19/2036 ^•	117	109
2.237% due 11/19/2036 •	7,859	7,933
2.237% due 07/19/2046 ^•	169	117
2.247% due 09/19/2037 •	14,915	14,550
2.247% due 02/19/2046 •	2,859	2,865
2.267% due 11/19/2036 •	7,038	6,493
2.277% due 07/19/2047 •	10,196	9,873
2.297% due 12/19/2036 ^•	4,227	4,050
2.324% due 10/20/2045 •	11,498	9,993
2.367% due 11/19/2035 •	1,533	1,485
2.537% due 01/19/2036 ^•	498	464
2.557% due 01/19/2036 •	598	479
2.597% due 07/19/2045 •	11,704	11,564
2.617% due 02/19/2036 •	6,436	5,411
2.637% due 07/19/2045 •	60	49
2.677% due 08/19/2045 •	631	631
2.697% due 01/19/2035 •	261	254
2.717% due 09/19/2035 •	2,171	1,968
2.757% due 01/19/2035 •	1,967	1,824
2.817% due 01/19/2035 ^•	366	339
2.837% due 12/19/2034 ^•	5,828	5,612
2.857% due 11/19/2034 •	267	263
2.857% due 12/19/2034 ^•	58	56
2.877% due 12/19/2034 ^•	22,250	20,293
2.917% due 11/19/2034 •	21,693	19,197
3.005% due 06/19/2045 ^•	4,906	3,235
3.018% due 10/25/2037 •	22,621	23,254
3.225% due 06/19/2034 •	31	31
3.296% due 12/19/2036 ^•	12,154	12,142
3.860% due 12/19/2035 ^~	2,502	1,882
3.913% due 06/19/2036 ^~	415	273
3.946% due 11/19/2034 ~	58	59
4.262% due 06/19/2036 ^~	162	108
4.394% due 07/19/2035 ^~	1,841	1,756
4.425% due 08/19/2036 ^~	986	931
4.669% due 12/19/2035 ^~	15	15

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.714% due 12/19/2035 ~		$607	$589
4.722% due 08/19/2034 ~		983	1,024
Hilton USA Trust
0.614% due 11/05/2038 ~(a)		118,960	3,865
2.828% due 11/05/2035		71,800	71,712
Hipocat FTA
0.000% due 07/15/2036 •	EUR	120	131
HomeBanc Mortgage Trust
2.318% due 05/25/2037 ^•		$42	42
HSI Asset Loan Obligation Trust
4.022% due 09/25/2037 ^~		14,393	13,747
4.448% due 09/25/2037 ^~		8,747	7,741
4.492% due 01/25/2037 ^~		2,001	1,813
4.631% due 01/25/2037 ~		5,201	4,440
4.632% due 01/25/2037 ^~		248	234
HSI Asset Securitization Corp. Trust
2.978% due 07/25/2035 •		900	887
3.008% due 07/25/2035 •		1,535	627
Hudson’s Bay Simon JV Trust
4.906% due 08/05/2034		20,184	20,771
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	27,385	27,557
Impac CMB Trust
2.298% due 10/25/2035 •		$9,717	9,560
2.538% due 04/25/2035 •		3,563	3,578
2.658% due 09/25/2034 •		153	154
2.658% due 03/25/2035 •		10,552	10,561
Impac Secured Assets Trust
2.188% due 01/25/2037 •		1,004	1,001
2.218% due 05/25/2036 •		85	84
2.258% due 03/25/2037 •		38,338	31,849
2.258% due 09/25/2037 ^•		13,049	11,405
2.368% due 05/25/2036 •		1,583	1,616
2.378% due 09/25/2037 •		19,254	17,030
3.418% due 05/25/2036 •		3,951	4,062
IndyMac Adjustable Rate Mortgage Trust
3.671% due 01/25/2032 ~		10	10
IndyMac Mortgage Loan Trust
2.138% due 07/25/2036 •		10,666	9,977
2.148% due 10/25/2036 •		113	107
2.208% due 09/25/2046 •		2,219	2,132
2.218% due 10/25/2036 •		4,419	4,228
2.218% due 06/25/2046 •		25,636	22,872
2.218% due 11/25/2046 •		24,762	23,528
2.228% due 04/25/2046 •		7,895	7,512
2.228% due 05/25/2046 •		55,945	55,215
2.238% due 04/25/2046 •		8,639	8,231
2.248% due 07/25/2046 •		10,355	10,095
2.258% due 06/25/2037 •		1,859	1,856
2.268% due 02/25/2037 •		25,722	19,518
2.318% due 06/25/2037 ^•		10,986	7,007
2.478% due 04/25/2035 •		1,002	952
2.498% due 04/25/2035 •		7,408	7,272
2.538% due 07/25/2035 •		17,129	15,300
2.578% due 03/25/2035 •		1,283	1,266
2.578% due 07/25/2035 •		4,238	2,648
2.618% due 04/25/2034 •		89	89
2.638% due 06/25/2034 •		320	322
2.658% due 02/25/2035 •		274	270
2.658% due 07/25/2045 •		257	244
2.698% due 02/25/2035 •		1,791	1,542
2.798% due 10/25/2036 •		10,163	8,578
2.818% due 08/25/2034 •		78	75
2.818% due 11/25/2034 •		8	8
2.898% due 09/25/2034 •		105	98
3.132% due 06/25/2037 ~		5,755	4,204
3.268% due 01/25/2036 ~		1,880	1,731
3.397% due 06/25/2037 ^~		18,075	16,984
3.409% due 06/25/2035 ^~		105	95
3.422% due 01/25/2035 ~		977	946
3.498% due 05/25/2036 ~		20,130	16,323
3.554% due 07/25/2037 ~		24,357	20,499
3.594% due 10/25/2035 ~		230	209
3.620% due 06/25/2036 ~		29,508	25,911
3.678% due 06/25/2036 ~		273	230
3.719% due 07/25/2036 ~		10,307	9,043
3.736% due 09/25/2036 ~		4,468	3,685
3.740% due 01/25/2036 ^~		141	127
3.753% due 06/25/2036 ~		795	781
3.774% due 11/25/2035 ^~		3,693	3,518
3.777% due 05/25/2036 ^~		21,614	19,687
3.782% due 08/25/2037 ^~		88	77
3.783% due 09/25/2037 ~		10,440	6,953
3.797% due 11/25/2037 ~		14,909	14,671
3.808% due 11/25/2035 ^~		10,993	8,869
3.819% due 09/25/2035 ^~		2,699	2,545
3.840% due 05/25/2037 •		60,328	54,841
3.856% due 05/25/2037 ^~		26,234	21,096
3.889% due 08/25/2035 ~		5,795	5,288
3.890% due 12/25/2035 ^~		1,641	1,403

14	See Accompanying Notes

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.987% due 09/25/2036 ~	$92	$79
3.991% due 02/25/2036 ~	4,149	3,740
4.036% due 08/25/2035 ~	279	259
4.088% due 03/25/2035 ~	33	34
4.098% due 12/25/2035 ~	9,567	8,812
4.165% due 03/25/2037 ^~	1,666	1,608
4.169% due 03/25/2035 ~	933	953
4.243% due 11/25/2035 ^~	496	473
4.314% due 01/25/2037 ~	7,870	7,404
4.416% due 07/25/2035 ~	6,522	5,466
4.482% due 04/25/2035 ~	22	22
4.532% due 01/25/2036 ~	185	186
6.000% due 06/25/2037	18,425	15,965
6.250% due 11/25/2037 ^	2,409	1,744
6.500% due 09/25/2037 ^	113	95
InTown Hotel Portfolio Trust
0.000% due 01/15/2033 ~	217,597	2
JPMBB Commercial Mortgage Securities Trust
0.732% due 08/15/2046 ~(a)	58,228	1,123
JPMDB Commercial Mortgage Securities Trust
0.948% due 12/15/2049 ~(a)	191,592	9,185
JPMorgan Alternative Loan Trust
4.236% due 05/25/2036 ^~	1,188	898
5.500% due 02/25/2021 ^	20	20
5.649% due 05/26/2037 ~	23,505	4,510
6.000% due 12/25/2036 þ	41,099	35,277
6.310% due 08/25/2036 ^þ	44,499	42,248
JPMorgan Chase Commercial Mortgage Securities Trust
0.509% due 09/12/2037 ~(a)	8,088	15
1.401% due 04/15/2046 ~(a)	126,101	4,789
1.574% due 08/15/2049 ~(a)	164,080	12,635
1.716% due 11/15/2043 ~(a)	75,332	691
1.741% due 05/15/2045 ~(a)	127,952	4,278
5.739% due 08/12/2037 ~	13,512	13,605
JPMorgan Mortgage Trust
3.868% due 10/25/2033 ~	56	58
3.968% due 06/25/2037 ^~	6,139	5,419
4.009% due 10/25/2036 ~	624	556
4.080% due 08/25/2035 ~	15	15
4.080% due 11/25/2035 ~	27	24
4.108% due 01/25/2037 ^~	714	692
4.120% due 10/25/2036 ^~	1,582	1,442
4.127% due 10/25/2035 ^~	367	341
4.136% due 10/25/2035 ~	205	211
4.161% due 11/25/2035 ~	269	261
4.167% due 04/25/2037 ^~	8,899	8,269
4.191% due 05/25/2036 ^~	697	696
4.191% due 05/25/2036 ~	744	741
4.210% due 08/25/2036 ^~	4,806	4,496
4.211% due 04/25/2036 ~	820	827
4.211% due 04/25/2036 ^~	11,644	11,508
4.237% due 06/25/2037 ^~	527	494
4.256% due 08/25/2035 ^~	1,905	1,883
4.264% due 09/25/2035 ~	526	524
4.272% due 02/25/2034 ~	6	6
4.328% due 06/25/2035 ~	317	330
4.336% due 07/25/2035 ~	22	23
4.368% due 04/25/2036 ^~	1,687	1,563
4.379% due 05/25/2036 ^~	15	15
4.397% due 08/25/2035 ~	1,478	1,554
4.414% due 04/25/2037 ^~	993	939
4.451% due 08/25/2036 ^~	1,022	908
4.457% due 06/25/2036 ^~	322	288
4.491% due 10/25/2035 ~	12	11
4.508% due 07/25/2035 ~	282	289
4.512% due 06/25/2036 ^~	2,205	1,996
4.536% due 02/25/2036 ^~	2,900	2,722
4.608% due 04/25/2035 ~	97	100
4.624% due 06/25/2035 ~	85	78
4.627% due 07/25/2035 ~	670	675
4.642% due 07/25/2035 ~	1,372	1,390
4.654% due 04/25/2035 ~	400	411
4.660% due 07/25/2035 ~	260	270
4.683% due 02/25/2035 ~	23	24
4.902% due 10/25/2036 ^~	1,618	1,594
5.000% due 06/25/2021 ^	76	71
5.000% due 03/25/2022 ^	25	25
5.500% due 01/25/2021 ^	31	30
5.500% due 03/25/2022 ^	11	11
5.500% due 09/25/2035	4,208	4,174
5.500% due 01/25/2036 ^	1,156	943

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 08/25/2037 ^		$3,421	$2,638
5.750% due 03/25/2037 ^		492	360
6.000% due 10/25/2034		5,213	5,234
6.000% due 07/25/2036 ^		3,914	3,395
6.000% due 06/25/2037 ^		15,706	11,975
6.000% due 08/25/2037 ^		120	95
6.500% due 09/25/2035		398	390
7.000% due 08/25/2037 ^		1,062	908
JPMorgan Resecuritization Trust
2.315% due 11/26/2036 •		16,459	14,277
Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	6	27,919
1.561% due 02/22/2045 •		349,439	421,938
2.250% due 02/22/2045		26,742	24,829
2.761% due 02/22/2045 •		82,543	98,689
Landmark Mortgage Securities PLC
0.000% due 06/17/2039 •	EUR	1,278	1,319
0.983% due 06/17/2039 •	GBP	3,679	4,234
1.047% due 04/17/2044 •		24,777	28,596
LB-UBS Commercial Mortgage Trust
0.355% due 02/15/2040 ~(a)		$771	0
5.407% due 11/15/2038 ^		20,684	14,786
5.562% due 02/15/2040 ^~		14,051	8,615
Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		17,385	17,442
Lehman Mortgage Trust
2.438% due 12/25/2036 •		7,355	2,654
2.618% due 07/25/2036 •		7,136	3,656
2.918% due 12/25/2035 ^•		1,310	1,095
4.682% due 03/25/2037 ^•(a)		16,606	4,733
5.191% due 01/25/2036 ^~		2,907	2,941
5.325% due 12/25/2035 ~		3,963	2,088
5.434% due 07/25/2037 ~		3,908	2,990
5.500% due 12/25/2035 ^		47	40
5.726% due 04/25/2036 ^~		4,229	3,756
6.000% due 08/25/2037		3,720	3,802
6.500% due 09/25/2037 ^		5,918	3,855
Lehman XS Trust
2.178% due 03/25/2047 ^•		1,608	1,620
2.208% due 11/25/2046 •		252	241
2.218% due 08/25/2046 ^•		18,866	18,003
2.218% due 11/25/2046 ^•		19,233	18,531
2.218% due 07/25/2047 ^•		15,743	15,387
2.228% due 09/25/2046 •		150	147
2.618% due 12/25/2035 ^•		12	10
5.110% due 07/25/2035 ^þ		1,007	1,022
Ludgate Funding PLC
0.940% due 01/01/2061 •	GBP	6,022	6,932
0.949% due 12/01/2060 •		5,039	5,862
1.380% due 01/01/2061 •		7,799	9,229
Luminent Mortgage Trust
2.218% due 02/25/2046 •		$132	117
Mansard Mortgages PLC
1.431% due 12/15/2049 •	GBP	13,684	16,426
MASTR Adjustable Rate Mortgages Trust
2.258% due 05/25/2037 •		$746	470
2.500% due 01/25/2034 ~		145	141
2.568% due 09/25/2037 •		4,481	1,970
2.698% due 05/25/2047 ^•		3,706	4,048
3.241% due 07/25/2035 ^~		1,316	1,247
3.380% due 09/25/2034 ~		132	126
3.470% due 07/25/2035 ^~		295	282
3.709% due 09/25/2033 ~		497	501
3.927% due 09/25/2035 ^~		973	715
3.928% due 10/25/2034 ~		336	317
4.212% due 11/25/2036 ~		83	92
4.337% due 12/25/2033 ~		476	491
4.360% due 05/25/2034 ~		202	210
4.452% due 01/25/2036 ~		8,116	8,079
4.598% due 12/25/2033 ~		120	123

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.714% due 02/25/2036 ~		$11	$11
4.734% due 11/21/2034 ~		391	406
4.737% due 06/25/2035 ~		133	130
4.750% due 07/25/2034 ~		422	427
4.776% due 12/21/2034 ~		112	111
4.791% due 04/21/2034 ~		33	34
4.985% due 10/25/2032 ~		66	67
MASTR Alternative Loan Trust
5.500% due 07/25/2034		2,371	2,505
5.500% due 08/25/2034		3,739	3,962
7.000% due 06/25/2034		24	25
MASTR Asset Securitization Trust
5.500% due 06/26/2034		47	49
5.750% due 02/25/2021		89	82
6.000% due 10/25/2022 ~		25	25
6.000% due 06/25/2036 ^		321	311
6.000% due 06/25/2036 ^•		2,542	2,395
MASTR Reperforming Loan Trust
2.368% due 05/25/2035 •		2,154	1,536
2.378% due 07/25/2035 ^•		25,366	19,392
4.384% due 05/25/2036 ~		226	220
MASTR Seasoned Securitization Trust
4.021% due 10/25/2032 ~		347	358
4.286% due 05/25/2032 ~		310	313
4.566% due 10/25/2032 ~		112	116
4.641% due 10/25/2032 ~		24	25
6.500% due 08/25/2032 ~		51	53
MBS Bancaja Fondo de Titulizacion de Activos
0.000% due 02/25/2038 •	EUR	1,999	2,178
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •		$238	241
2.768% due 09/15/2030 •		441	442
Merrill Lynch Alternative Note Asset Trust
2.218% due 03/25/2037 •		5,744	2,434
2.315% due 02/25/2037 •		1,021	1,024
2.318% due 03/25/2037 •		275	118
4.178% due 06/25/2037 ^~		40,390	30,752
Merrill Lynch Mortgage Investors Trust
0.000% due 02/12/2051 ~		8,117	0
2.268% due 11/25/2035 •		33	34
2.286% due 08/25/2036 •		16,513	16,597
2.478% due 04/25/2029 •		967	967
2.478% due 03/25/2030 •		122	120
2.559% due 03/25/2030 •		265	260
2.678% due 06/25/2028 •		1,948	1,957
2.678% due 11/25/2029 •		1,356	1,347
2.698% due 04/25/2028 •		13	13
2.739% due 10/25/2028 •		66	67
2.759% due 11/25/2029 •		79	80
2.820% due 01/25/2030 •		21	21
2.900% due 01/25/2029 •		427	422
3.020% due 07/25/2030 •		1,806	1,800
3.525% due 05/25/2034 ~		91	88
4.043% due 05/25/2036 ^~		635	640
4.090% due 01/25/2029 ~		4,428	4,369
4.128% due 04/25/2035 ~		75	75
4.148% due 05/25/2029 ~		82	83
4.188% due 01/25/2029 ~		5	5
4.226% due 05/25/2036 ~		567	582
4.262% due 09/25/2029 ~		149	151
4.291% due 02/25/2036 ~		4	4
4.324% due 03/25/2036 ^~		2,999	2,165
4.352% due 12/25/2034 ~		390	395
4.374% due 09/25/2035 ^~		68	62
4.429% due 09/25/2033 ~		7	7
4.437% due 02/25/2033 ~		32	31
4.448% due 02/25/2034 ~		101	103
4.448% due 02/25/2035 ~		1,746	1,776
4.465% due 12/25/2035 ^~		79	71
4.483% due 05/25/2036 ~		114	116
4.488% due 07/25/2035 ^~		542	428
4.540% due 12/25/2034 ~		25	26
4.576% due 07/25/2035 ^~		901	891
4.618% due 06/25/2037 ~		239	238

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Merrill Lynch Mortgage-Backed Securities Trust
4.150% due 08/25/2036 ^•		$10,293	$10,252
4.291% due 06/25/2037 ^~		14	12
Morgan Stanley Bank of America Merrill Lynch Trust
1.165% due 02/15/2047 ~(a)		63,744	1,887
1.768% due 11/15/2045 ~(a)		68,366	2,665
3.040% due 04/15/2048		7,200	7,387
Morgan Stanley Capital Trust
0.501% due 11/12/2049 ~(a)		3,355	7
3.340% due 03/15/2049		11,000	11,435
Morgan Stanley Mortgage Loan Trust
2.298% due 01/25/2036 •		1,851	1,416
2.639% due 06/25/2037 ~		15,821	9,623
3.292% due 10/25/2037 ^~		860	661
3.489% due 11/25/2037 ^~		3,248	3,026
3.608% due 07/25/2035 ~		308	290
3.958% due 09/25/2035 ^~		74	64
3.996% due 05/25/2036 ^~		11,949	9,341
4.016% due 08/25/2034 ~		1,025	1,021
4.150% due 11/25/2035 ~		94	71
4.323% due 06/25/2036 ~		846	877
4.356% due 07/25/2034 ~		280	289
4.358% due 08/25/2034 ~		19	19
4.377% due 10/25/2034 ~		93	97
4.412% due 07/25/2035 ^~		144	132
4.413% due 07/25/2034 ~		170	170
4.991% due 12/25/2035 ~		265	218
5.500% due 11/25/2035 ^		83	85
5.750% due 09/25/2022 ^		8	7
6.000% due 08/25/2037 ^		455	350
6.379% due 09/25/2034 ~		974	1,086
6.513% due 08/25/2036 ^þ		7,422	3,254
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		12,843	10,945
6.250% due 08/26/2047 ~		15,984	13,180
Morgan Stanley Resecuritization Trust
2.862% due 06/26/2047 •		39,389	34,204
3.252% due 04/26/2047 •		35,500	19,486
3.443% due 06/26/2047 •		668	572
3.982% due 04/26/2047 ~		7,230	5,125
Mortgage Equity Conversion Asset Trust
2.310% due 05/25/2042 •		106,753	98,937
MortgageIT Securities Corp. Mortgage Loan Trust
2.248% due 06/25/2047 •		21,775	21,207
MortgageIT Trust
2.268% due 11/25/2035 •		7,773	7,366
Motel 6 Trust
2.948% due 08/15/2034 •		34,896	34,943
MSJP HAUL
0.562% due 09/05/2047 ~(a)		31,700	1,383
1.049% due 09/05/2047 ~(a)		53,100	3,714
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		675	669
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		2,266	2,327
Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		29,500	32,548
New Rochelle Public Library Trust
0.000% due 05/01/2058 (h)		1,971	1,945
3.350% due 05/01/2058		449,286	448,674
Newgate Funding PLC
0.206% due 12/15/2050 •	EUR	590	623
0.856% due 12/15/2050 •		3,206	3,337
0.940% due 12/01/2050 •	GBP	2,291	2,664
1.106% due 12/15/2050 •	EUR	5,363	5,595
1.781% due 12/15/2050 •	GBP	17,014	20,131
2.031% due 12/15/2050 •		4,808	5,688
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.298% due 04/25/2037 •		$158	130
3.726% due 10/25/2035 ~		498	497
4.409% due 02/25/2036 ^~		692	584

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.584% due 02/25/2036 ~		$1,065	$925
4.601% due 08/25/2034 ~		2,880	2,862
5.159% due 03/25/2035 þ		6	6
5.500% due 05/25/2033		3	3
6.000% due 05/25/2033		7	7
6.215% due 08/25/2036 ^~		7,322	2,506
6.431% due 08/25/2036 ^~		3,123	1,068
7.000% due 04/25/2033		6	6
Nomura Resecuritization Trust
0.000% due 08/27/2047 (h)		202,885	171,439
2.048% due 10/25/2036 ~		7,745	5,387
2.918% due 07/25/2036 •		4,321	4,322
3.075% due 10/26/2036 •		4,865	4,620
6.000% due 07/26/2037		15,426	8,879
NovaStar Mortgage Funding Trust
1.632% due 09/25/2046 •		90,719	48,566
Paragon Mortgages PLC
1.007% due 01/15/2039 •	GBP	53,327	62,051
Prime Mortgage Trust
7.000% due 07/25/2034		$321	318
Proteus RMBS DAC
0.000% due 10/29/2054 «(h)	EUR	1,219	20,808
0.000% due 10/29/2054 (h)		85,302	50,918
0.143% due 10/29/2054		653,580	711,986
0.593% due 10/29/2054		52,929	57,593
0.793% due 10/29/2054		38,495	41,887
1.443% due 10/29/2054		28,871	31,364
2.693% due 10/29/2054		24,059	25,970
Provident Funding Mortgage Loan Trust
2.598% due 05/25/2035 •		$856	866
4.448% due 05/25/2035 ~		104	106
4.549% due 10/25/2035 ~		77	78
4.869% due 04/25/2034 ~		46	46
RBSSP Resecuritization Trust
2.345% due 12/26/2036 •		3,154	3,135
2.395% due 02/26/2037 •		2,155	2,156
2.395% due 03/26/2037 •		57,180	47,807
2.422% due 05/28/2047 ~		25,207	21,862
2.878% due 08/26/2045 •		114	103
3.823% due 12/26/2036 ~		21,785	21,674
3.869% due 10/26/2036 ~		13,890	13,575
3.895% due 12/26/2037 •		24,981	19,744
4.051% due 08/28/2047 ~		161,980	140,496
4.058% due 12/26/2036 ^~		6,843	5,754
4.392% due 03/26/2036 ~		10,861	8,773
4.392% due 07/26/2045 ~		11,904	12,248
Real Estate Asset Liquidity Trust
3.641% due 06/14/2061	CAD	62,712	47,635
Regal Trust
2.644% due 09/29/2031 •		$43	39
Residential Accredit Loans, Inc. Trust
2.168% due 02/25/2047 •		15,843	8,820
2.188% due 01/25/2037 •		5,107	4,832
2.198% due 05/25/2036 •		12,821	12,380
2.198% due 07/25/2036 •		31,380	19,762
2.198% due 09/25/2036 •		14,482	13,826
2.198% due 11/25/2036 •		3,422	2,674
2.198% due 06/25/2046 •		32,801	13,088
2.208% due 09/25/2036 ^•		6,603	6,298
2.218% due 05/25/2047 •		4,137	4,064
2.223% due 09/25/2046 •		5,021	4,867
2.233% due 05/25/2046 •		18,420	17,914
2.268% due 02/25/2036 ^•		12,362	9,595
2.288% due 05/25/2046 ^•		1,304	1,168
2.318% due 08/25/2035 •		4,981	4,540
2.318% due 04/25/2037 •		5,360	4,158
2.348% due 03/25/2037 •		204	47
2.378% due 01/25/2037 ^•		1,076	801
2.418% due 06/25/2036 •		285	218
2.538% due 12/25/2045 •		19,323	16,307
2.578% due 12/25/2045 •		541	467
2.618% due 08/25/2036 •		7,659	5,911
2.718% due 11/25/2035 •		5,458	4,445
3.446% due 01/25/2046 ^•		17,714	16,918
3.651% due 11/25/2037 ~		12,865	12,109
3.806% due 09/25/2045 •		636	603

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.066% due 08/25/2035 ^~		$655	$408
4.476% due 07/25/2035 ~		10,171	8,614
4.572% due 12/25/2019		6	6
4.626% due 07/25/2035 ~		4,773	3,768
4.781% due 12/25/2035 ^~		8,651	8,008
5.002% due 12/26/2034 ^~		194	126
5.131% due 07/25/2035 ~		10	8
5.500% due 04/25/2035		6,829	6,881
5.500% due 08/25/2035 ^		42	41
5.500% due 06/25/2037		6,673	6,056
5.750% due 12/25/2021 ^		111	107
6.000% due 08/25/2035 ^		751	758
6.000% due 10/25/2035 ^		9,878	6,981
6.000% due 12/25/2035 ^		3,509	3,463
6.000% due 08/25/2036 ^		22,801	21,846
6.000% due 09/25/2036		4,416	4,047
6.000% due 01/25/2037		153	146
6.000% due 02/25/2037 ^		15,659	14,480
6.000% due 03/25/2037 ^		13,082	12,308
6.000% due 05/25/2037 ^		1,739	1,621
6.000% due 05/25/2037		12,156	11,331
6.000% due 06/25/2037 ^		25,366	23,708
6.500% due 08/25/2036		29,835	28,034
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		104	113
7.500% due 12/25/2031		36	37
7.500% due 05/25/2032		34	35
7.500% due 07/25/2032		522	356
Residential Asset Securitization Trust
2.368% due 06/25/2036 •		6,865	2,238
2.718% due 07/25/2036 •		6,743	5,718
5.500% due 07/25/2035		1,255	1,079
5.500% due 09/25/2035 ^		26,429	21,839
6.000% due 11/25/2036 ^		7,204	4,487
6.000% due 01/25/2037 ^		3,925	2,497
6.000% due 03/25/2037 ^		7,922	4,595
6.000% due 04/25/2037		794	699
6.000% due 08/25/2037		798	652
6.250% due 11/25/2036 ^		13,243	8,568
6.500% due 09/25/2036		4,022	2,800
6.500% due 04/25/2037 ^		20,324	9,673
Residential Funding Mortgage Securities, Inc. Trust
4.048% due 09/25/2035 ~		699	651
4.232% due 08/25/2035 ^~		3,042	2,248
4.962% due 09/25/2036 ^~		113	109
5.087% due 10/25/2037 ^~		8,457	6,899
5.465% due 07/27/2037 ^~		177	157
5.491% due 04/25/2037 ~		1,389	1,297
5.500% due 03/25/2037 ^		3,818	3,517
5.606% due 10/25/2037 ^~		7,307	6,295
6.000% due 04/25/2037 ^•		180	172
6.000% due 04/25/2037 ^		3,428	3,348
6.000% due 10/25/2037 ^		705	575
6.500% due 03/25/2032		31	33
Residential Mortgage Securities PLC
3.020% due 02/14/2041 •	GBP	1,256	1,547
Resloc UK PLC
0.000% due 12/15/2043 •	EUR	6,463	6,761
Ripon Mortgages PLC
1.561% due 08/20/2056 •	GBP	436,319	535,120
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,674	1,733
0.933% due 06/12/2044 •	GBP	15,106	17,482
0.953% due 06/12/2044 •		7,838	9,106
2.282% due 06/12/2044 •		$2,813	2,650
Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	92,331	47,462
0.187% due 09/28/2055 •		928,874	996,577
0.337% due 09/28/2055 •		72,544	76,442
0.587% due 09/28/2055 •		49,462	51,365
1.000% due 09/28/2055 ~		18,400	14,010

16	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.087% due 09/28/2055 •	EUR	29,677	$30,673
1.837% due 09/28/2055 •		49,461	50,072
Sequoia Mortgage Trust
2.394% due 07/20/2033 •		$76	75
2.664% due 08/20/2034 •		515	518
2.704% due 06/20/2033 •		299	305
2.794% due 05/20/2034 •		1,492	1,500
2.804% due 10/20/2027 •		3	3
2.804% due 04/20/2033 •		80	79
2.817% due 04/20/2033 •		526	520
2.844% due 10/20/2027 •		43	43
3.294% due 11/20/2034 •		174	175
3.546% due 08/20/2047 ~		7,697	6,688
3.786% due 09/20/2046 ^~		510	420
3.963% due 09/20/2046 ^~		3,131	2,636
4.040% due 07/20/2037 ^~		7,782	6,918
4.055% due 02/20/2047 ~		304	287
4.084% due 07/20/2037 ~		1,187	1,055
Slate PLC
0.000% due 01/24/2051 (h)	GBP	100	47,029
Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M + 0.300%) due 09/25/2034 ~		$280	270
3.168% due 12/25/2037 ^•		7,325	6,610
3.531% due 10/25/2037 ^•		5,236	4,894
3.720% due 09/25/2036 ^~		14,485	11,372
3.733% due 11/25/2035 ^~		744	709
3.772% due 05/25/2036 ^~		4,871	4,147
3.790% due 11/25/2035 ^~		104	99
3.847% due 07/25/2037 ^~		41	35
3.926% due 03/25/2035 ~		7,969	7,607
3.946% due 05/25/2036 ^~		7,319	6,353
4.061% due 04/25/2034 ~		7	8
4.092% due 09/25/2036 ^~		15,270	15,362
4.102% due 10/25/2035 ^~		3,646	3,493
4.111% due 04/25/2035 ~		70	70
4.130% due 02/25/2036 ^~		3,482	3,364
4.159% due 08/25/2035 ~		1,382	1,409
4.180% due 11/25/2035 ~		359	319
4.195% due 05/25/2035 ~		32	29
4.237% due 07/25/2035 ^~		3,254	3,080
4.246% due 01/25/2036 ^~		4,602	3,459
4.254% due 12/25/2034 ~		40	39
4.254% due 01/25/2037 ^~		5,566	5,136
4.260% due 09/25/2036 ^~		3,841	3,484
4.271% due 10/25/2034 ~		119	122
4.291% due 12/25/2035 ~		250	241
4.293% due 02/25/2036 ^~		6,742	5,275
4.396% due 09/25/2035 ~		3,354	3,283
4.444% due 12/25/2034 ~		758	766
4.450% due 03/25/2036 ^~		1,248	1,166
4.453% due 05/25/2035 ~		5,694	5,210
4.455% due 09/25/2034 ~		106	109
4.492% due 03/25/2035 ~		630	644
4.558% due 05/25/2036 ^~		151	146
Structured Asset Mortgage Investments Trust
2.138% due 08/25/2036 •		11,645	10,723
2.198% due 01/25/2037 •		3,488	3,381
2.198% due 07/25/2046 •		12,021	11,343
2.208% due 06/25/2036 •		7,549	7,610
2.208% due 07/25/2046 ^•		9,291	7,627
2.218% due 05/25/2036 •		12,833	12,475
2.218% due 10/25/2036 •		5,804	5,492
2.228% due 04/25/2036 •		26,234	26,123
2.228% due 05/25/2036 •		285	271
2.228% due 08/25/2036 ^•		13,214	12,532
2.228% due 05/25/2046 •		182	159
2.228% due 09/25/2047 ^•		20,725	21,538
2.238% due 09/25/2047 •		18,268	17,989
2.248% due 02/25/2036 •		10,141	9,359
2.248% due 02/25/2036 ^•		48,685	48,176
2.248% due 07/25/2036 ^•		22	9
2.298% due 02/25/2036 ^•		18,074	17,510
2.307% due 07/19/2035 •		1,815	1,809
2.318% due 08/25/2036 ^•		5,993	5,296
2.478% due 05/25/2045 •		1,280	1,282
2.568% due 09/25/2047 ^•		27,008	23,930
2.737% due 05/19/2035 •		1,213	1,221
2.868% due 05/25/2047 •		3,823	3,237
3.334% due 05/25/2047 ^~		39,251	36,109
3.719% due 05/25/2045 ^~		115	94
4.308% due 02/19/2035 ~		4	4
Structured Asset Securities Corp.
2.368% due 03/25/2035 •		3,838	3,492
2.368% due 04/25/2035 •		359	337
4.449% due 12/25/2033 ~		567	579

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Securities Corp. Mortgage Loan Trust
2.618% due 10/25/2027 •		$235	$234
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.171% due 03/25/2033 ~		123	125
4.235% due 11/25/2033 ~		74	75
4.280% due 09/25/2033 ~		224	229
4.379% due 01/25/2034 ~		151	155
4.622% due 11/25/2033 ~		253	259
4.635% due 07/25/2033 ~		315	325
5.018% due 07/25/2032 •		4,285	4,275
SunTrust Adjustable Rate Mortgage Loan Trust
4.629% due 04/25/2037 ^~		1,898	1,531
4.666% due 02/25/2037 ^~		5,723	5,468
TDA Mixto Fondo de Titulizacion de Activos
0.000% due 06/22/2045 •	EUR	378	411
3.104% due 03/22/2036 •		1,200	1,338
Terwin Mortgage Trust
2.298% due 10/25/2037 •		$35,313	11,828
Theatre Hospitals PLC
3.767% due 10/15/2031 •	GBP	61,554	70,621
4.190% due 12/15/2024 «(l)		1,289	0
Thornburg Mortgage Securities Trust
2.558% due 03/25/2044 •		$114	111
3.283% due 06/25/2047 •		5,823	5,449
3.948% due 10/25/2043 ~		247	246
4.064% due 12/25/2044 ~		41	41
Towd Point Mortgage Funding PLC
1.961% due 02/20/2054 •	GBP	3,562	4,383
Trinity Square PLC
1.917% due 07/15/2051 •		16,366	20,202
UBS Commercial Mortgage Trust
2.242% due 05/10/2045 ~(a)		$144,021	5,926
UBS-Barclays Commercial Mortgage Trust
1.266% due 04/10/2046 ~(a)		75,586	2,458
Uropa Securities PLC
0.000% due 10/10/2040 •	EUR	10,016	10,427
0.976% due 10/10/2040 •	GBP	29,859	34,697
Wachovia Mortgage Loan Trust LLC
4.453% due 10/20/2035 ^~		$922	916
4.461% due 03/20/2037 ^~		77	70
4.505% due 10/20/2035 ~		914	858
4.533% due 08/20/2035 ^~		964	892
4.536% due 10/20/2035 ~		95	99
4.694% due 05/20/2036 ~		107	107
WaMu Mortgage Pass-Through Certificates Trust
2.278% due 11/25/2045 •		688	698
2.288% due 12/25/2045 •		2,997	3,067
2.308% due 12/25/2045 •		5,596	5,508
2.348% due 01/25/2045 •		6,696	6,664
2.368% due 01/25/2045 •		114	113
2.458% due 07/25/2044 •		8,345	8,494
2.478% due 04/25/2045 •		7,434	7,408
2.598% due 07/25/2045 •		2,109	2,104
2.655% due 07/25/2046 •		10,639	10,349
2.698% due 01/25/2045 •		4,307	4,289
2.758% due 11/25/2034 •		2,263	2,287
2.798% due 10/25/2044 •		1,627	1,628
2.798% due 10/25/2045 •		1,734	1,855
2.818% due 10/25/2044 •		2,110	2,107
2.898% due 11/25/2034 •		45	46
3.146% due 02/25/2047 ^•		26,130	25,432
3.176% due 01/25/2047 •		1,555	1,607
3.186% due 01/25/2047 ^•		6,566	6,405
3.196% due 06/25/2047 •		6,212	5,993
3.206% due 04/25/2047 •		4,512	4,532
3.286% due 11/25/2046 •		13,625	12,860
3.294% due 01/25/2037 ^~		4,328	4,092
3.303% due 10/25/2036 ^~		1,445	1,362
3.303% due 12/25/2046 ^•		15,173	14,219
3.326% due 10/25/2046 ^•		48,425	46,257
3.327% due 01/25/2037 ^~		6,141	5,717
3.406% due 09/25/2046 •		8,235	7,657
3.423% due 05/25/2046 •		8,884	9,139
3.426% due 06/25/2046 •		1,010	1,011
3.426% due 07/25/2046 •		13,604	12,179
3.428% due 10/25/2036 ^~		347	331
3.436% due 06/25/2046 •		2,520	2,506
3.446% due 01/25/2037 ^~		10,398	10,031
3.463% due 05/25/2037 ^~		11,353	9,509
3.601% due 11/25/2036 ^~		3,367	3,261
3.646% due 11/25/2042 •		211	208
3.680% due 11/25/2036 ^~		1,111	1,100
3.699% due 03/25/2037 ^~		27,761	26,017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.720% due 06/25/2037 ^~		$6,583	$6,224
3.730% due 06/25/2037 ^~		2,484	2,380
3.758% due 08/25/2036 ^~		18,831	17,987
3.814% due 07/25/2037 ^~		15,443	14,509
3.823% due 12/25/2036 ^~		5,003	5,020
3.831% due 12/25/2036 ^~		76	72
3.846% due 08/25/2042 •		119	116
3.876% due 10/25/2035 ~		3,529	3,516
3.878% due 08/25/2035 ~		19	19
3.881% due 08/25/2046 ^~		87	84
3.892% due 03/25/2037 ^~		14,224	13,867
3.941% due 02/25/2037 ^~		3,578	3,443
3.946% due 09/25/2036 ^~		8,849	8,297
3.951% due 02/25/2037 ^~		23,656	23,668
3.953% due 01/25/2036 ^~		476	472
3.957% due 05/25/2037 ^~		1,580	1,552
3.982% due 02/25/2037 ^~		14,723	14,564
3.990% due 07/25/2037 ^~		2,962	2,813
4.053% due 02/25/2037 ^~		14,644	14,481
4.064% due 04/25/2037 ^~		20,003	19,588
4.149% due 01/25/2036 ~		4,201	4,015
4.166% due 12/25/2035 ~		13,010	13,005
4.176% due 09/25/2035 ~		442	451
4.177% due 03/25/2036 ~		3,662	3,597
4.259% due 01/25/2036 ~		1,217	1,232
4.400% due 01/25/2035 ~		2,020	2,100
4.413% due 08/25/2034 ~		813	829
4.423% due 03/25/2035 ~		1,455	1,455
4.515% due 02/25/2033 ~		319	329
WaMu Mortgage-Backed Pass-Through Certificates
3.925% due 12/19/2039 ~		112	114
Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~	GBP	200	170,381
0.000% due 12/21/2049 (h)		7	28,791
1.565% due 12/21/2049 •		414,656	509,867
2.265% due 09/21/2049 •		76,788	94,968
2.265% due 12/21/2049 •		46,014	56,669
2.765% due 12/21/2049 •		23,010	28,469
3.265% due 09/21/2049 •		50,900	62,608
3.265% due 12/21/2049 •		13,146	16,314
3.765% due 12/21/2049 •		13,146	16,092
Washington Mutual Mortgage Pass-Through Certificates Trust
2.208% due 07/25/2046 •		$384	331
2.248% due 12/25/2036 •		6,445	5,848
2.278% due 12/25/2035 •		500	489
2.418% due 07/25/2035 •		1,505	1,334
2.618% due 03/25/2036 ^•		1,779	1,597
3.146% due 01/25/2047 •		24,779	21,019
3.146% due 04/25/2047 •		6,241	5,337
3.166% due 12/25/2046 •		7,920	7,105
3.216% due 04/25/2047 •		8,791	6,773
3.296% due 10/25/2046 ^•		17,903	16,133
3.366% due 09/25/2046 ^•		24,181	21,260
3.386% due 04/25/2046 •		38,023	35,721
3.416% due 05/25/2046 ^•		4,192	3,668
3.468% due 09/25/2035 ^•		1,336	1,188
3.725% due 06/25/2033 ~		134	140
4.262% due 09/25/2036 ^þ		35,162	16,761
4.378% due 10/25/2036 ^þ		72	40
4.622% due 10/25/2036 ^þ		6,872	3,231
5.500% due 06/25/2035		2,550	2,551
5.500% due 08/25/2035		68	67
5.500% due 11/25/2035 ^		606	542
5.750% due 11/25/2035 ^		866	850
5.750% due 01/25/2036 ^		6,052	5,651
6.000% due 11/25/2035 ^		3,009	3,136
6.000% due 04/25/2036 ^		3,645	3,421
6.000% due 07/25/2036 þ		1,719	734
6.000% due 04/25/2037		12,793	12,405
6.221% due 07/25/2036 ^þ		26,300	11,226
6.449% due 07/25/2036 ^þ		2,392	1,021
6.500% due 11/25/2035 ^		979	772
6.500% due 03/25/2036		17,741	14,906
6.500% due 05/25/2036 ^þ		5,540	5,062
6.500% due 08/25/2036 ^		28,921	22,477
7.500% due 04/25/2033		15	16
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037		856	858
Wells Fargo Commercial Mortgage Trust
1.410% due 11/15/2043 ~(a)		80,519	609
1.829% due 10/15/2049 ~(a)		309,946	27,583
2.759% due 12/15/2036 •		26,021	25,977

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.324% due 01/15/2059	$15,000	$15,619
3.487% due 11/15/2048	5,000	5,230
Wells Fargo Mortgage Loan Trust
2.325% due 09/27/2047 •	36,058	33,526
4.023% due 12/27/2046 ~	18,447	12,624
Wells Fargo Mortgage-Backed Securities Trust
4.720% due 11/25/2037 ^~	56	55
4.743% due 09/25/2034 ~	36	38
4.787% due 10/25/2034 ~	56	57
4.849% due 07/25/2034 ~	74	78
4.860% due 09/25/2034 ~	60	63
4.860% due 08/25/2036 ^~	717	708
4.897% due 11/25/2034 ~	180	188
4.912% due 03/25/2036 ^~	468	473
4.915% due 10/25/2035 ~	310	318
4.922% due 10/25/2034 ~	6	6
4.938% due 07/25/2034 ~	136	141
4.945% due 12/25/2034 ~	29	30
4.945% due 03/25/2036 ~	36	37
4.956% due 06/25/2035 ~	116	118
4.968% due 03/25/2035 ~	62	64
4.970% due 08/25/2033 ~	28	28
4.990% due 06/26/2035 ~	699	714
4.991% due 03/25/2036 ~	711	734
4.992% due 06/25/2035 ~	95	96
4.994% due 06/25/2034 ~	131	135
5.002% due 05/25/2035 ~	223	228
5.075% due 03/25/2035 ~	13,273	13,384
5.084% due 02/25/2035 ~	202	210
5.088% due 04/25/2035 ~	289	295
5.147% due 03/25/2035 ~	12	12
5.200% due 04/25/2037 ^~	286	287
5.220% due 04/25/2036 ~	1,859	1,848
5.221% due 03/25/2036 ^~	2,424	2,465
5.500% due 08/25/2035	21	22
5.500% due 11/25/2035	10,388	10,482
5.500% due 03/25/2036	290	289
5.500% due 04/25/2036	83	82
5.500% due 09/25/2037	183	188
6.000% due 06/25/2036 ^	564	563
6.000% due 08/25/2036 ^	706	704
6.000% due 06/25/2037 ^	1,338	1,349
6.000% due 08/25/2037 ^	130	133
6.000% due 08/25/2037	4	4
6.000% due 11/25/2037 ^	94	96
13.837% due 03/25/2036 •	78	95
Wells Fargo-RBS Commercial Mortgage Trust
0.581% due 03/15/2047 ~(a)	83,202	1,643
1.396% due 03/15/2047 ~(a)	87,385	3,611
2.254% due 04/15/2045 ~(a)	67,436	2,417
2.815% due 12/15/2045 •	31,306	31,489

Total Non-Agency Mortgage-Backed Securities (Cost $36,705,926)		37,764,844

ASSET-BACKED SECURITIES 19.9%
Aames Mortgage Investment Trust
3.218% due 06/25/2035 •	8,833	8,659
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030	13,819	15,295
Academic Loan Funding Trust
3.066% due 12/26/2044	3,211	3,197
Accredited Mortgage Loan Trust
2.238% due 02/25/2037 •	25,211	23,994
2.618% due 04/25/2034 •	677	667
2.618% due 07/25/2034 •	5,319	5,292
2.723% due 04/25/2035 •	1,816	1,823
2.774% due 09/25/2035 •	7,220	7,136
5.210% due 01/25/2034 þ	1,866	1,990
ACE Securities Corp. Home Equity Loan Trust
2.078% due 10/25/2036 •	203	105
2.108% due 07/25/2036 ^•	1,685	600
2.138% due 12/25/2036 •	10,094	4,951
2.148% due 12/25/2036 •	133,650	81,620
2.158% due 07/25/2036 •	75,941	64,918
2.158% due 12/25/2036 •	20,584	13,035
2.168% due 04/25/2036 •	17,647	17,427
2.168% due 07/25/2036 ^•	10,600	3,835
2.168% due 07/25/2036 •	30,302	14,385
2.208% due 02/25/2036 •	41,572	41,216
2.258% due 07/25/2036 •	21,300	10,417
2.288% due 08/25/2036 •	14,237	12,712
2.638% due 02/25/2036 ^•	2,695	2,679
2.678% due 11/25/2035 •	3,376	3,399
2.718% due 08/25/2045 •	3,479	3,441
2.783% due 08/25/2035 •	4,046	4,060

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.818% due 02/25/2034 •		$91	$91
2.873% due 07/25/2035 •		918	931
2.918% due 09/25/2033 •		1,909	1,923
2.993% due 06/25/2034 •		10,377	10,507
2.993% due 07/25/2035 •		18,000	18,220
3.008% due 06/25/2035 •		2,600	2,657
3.023% due 07/25/2035 •		17,500	17,741
3.068% due 12/25/2033 •		1,486	1,495
Aegis Asset-Backed Securities Trust
2.258% due 01/25/2037 •		9,777	7,962
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.068% due 01/25/2034 •		588	579
AFC Home Equity Loan Trust
2.618% due 09/27/2027 •		73	73
2.668% due 09/22/2028 •		198	193
2.898% due 02/25/2029 •		298	284
ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~		5,112	4,450
2.439% due 12/23/2037 •		10,491	9,756
2.449% due 07/23/2035 •		21,019	20,389
2.479% due 09/23/2037 •		13,919	12,562
2.489% due 12/23/2036 •		19,914	18,122
2.499% due 09/23/2036 •		28,880	25,992
2.519% due 06/23/2036 •		22,797	20,973
2.559% due 07/23/2035 •		3,223	3,151
2.559% due 09/23/2037 •		2,255	1,680
2.609% due 06/23/2036 •		27,500	23,100
2.609% due 12/23/2036 •		7,500	5,925
2.623% due 07/15/2037 •		14,346	13,109
2.629% due 12/23/2035 •		20,821	17,177
2.659% due 09/23/2036 •		12,000	10,020
2.679% due 07/23/2035 •		15,152	13,561
2.703% due 07/15/2037 •		27,000	22,275
2.759% due 03/23/2035 •		5,000	4,250
2.809% due 12/23/2034 •		4,750	4,180
2.909% due 09/23/2038 •		63,429	59,624
2.966% due 07/30/2034 •		7,000	6,300
3.053% due 05/01/2034 •		5,763	5,540
3.109% due 09/23/2038 •		10,000	8,100
Allegro CLO Ltd.
3.486% due 01/30/2026 •		10,670	10,677
Ameriquest Mortgage Securities Trust
2.118% due 10/25/2036 •		9,104	3,984
2.258% due 10/25/2036 •		22,732	10,193
2.388% due 04/25/2036 •		13,000	12,752
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.448% due 01/25/2036 •		15,183	15,252
2.468% due 01/25/2036 •		4,113	4,128
2.598% due 01/25/2036 •		14,093	13,697
2.668% due 08/25/2035 •		11,038	11,169
2.813% due 03/25/2035 •		8,734	8,798
2.888% due 07/25/2034 •		129	130
2.933% due 01/25/2035 •		1,189	1,193
2.993% due 05/25/2035 •		3,800	3,851
3.008% due 11/25/2034 •		13,965	14,128
3.038% due 10/25/2034 •		3,800	3,841
3.053% due 12/25/2033 •		344	345
3.168% due 08/25/2035 •		14,800	13,731
3.188% due 03/25/2035 •		1,500	1,441
3.743% due 05/25/2034 •		11,176	11,371
5.393% due 11/25/2032 ^•		2,346	2,365
5.543% due 11/25/2032 ^•		12	0
7.268% due 02/25/2033 •		2,207	2,071
Arbour CLO DAC
0.850% due 07/15/2027 •	EUR	67,204	73,304
Argent Securities Trust
2.108% due 07/25/2036 •		$5,885	2,459
2.128% due 09/25/2036 •		8,046	3,260
2.168% due 07/25/2036 •		131,013	93,783
2.193% due 04/25/2036 •		25,352	16,429
2.198% due 04/25/2036 •		7,697	3,273
2.208% due 03/25/2036 •		31	29
2.258% due 06/25/2036 •		6,476	2,366
2.258% due 07/25/2036 •		6,263	2,745
2.258% due 09/25/2036 •		5,027	2,089
2.288% due 05/25/2036 •		18,542	7,294
2.298% due 04/25/2036 •		7,654	3,344
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.508% due 10/25/2035 •		8,000	8,031
2.918% due 10/25/2034 •		3,412	3,420
Asset-Backed Funding Certificates Trust
2.128% due 01/25/2037 •		14,438	9,729
2.148% due 01/25/2037 •		61,540	46,275
2.158% due 10/25/2036 •		47,970	42,645
2.158% due 11/25/2036 •		8,192	5,511
2.168% due 09/25/2036 •		15,718	15,511

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.178% due 11/25/2036 •		$17,588	$10,709
2.178% due 01/25/2037 •		81,037	55,104
2.238% due 01/25/2037 •		48,418	33,279
2.268% due 11/25/2036 •		3,550	2,203
2.298% due 09/25/2036 ^•		26,778	15,682
2.678% due 03/25/2035 •		5,213	5,162
2.693% due 06/25/2035 •		4,834	4,854
2.993% due 06/25/2035 •		11,555	10,603
3.018% due 06/25/2037 •		3,744	3,407
3.143% due 12/25/2032 •		973	999
Asset-Backed Securities Corp. Home Equity Loan Trust
2.158% due 07/25/2036 •		1,998	1,975
2.168% due 12/25/2036 •		6,144	6,045
2.178% due 05/25/2036 •		2,032	2,026
2.268% due 03/25/2036 •		10,132	8,947
2.438% due 01/25/2036 •		9,427	6,548
2.918% due 06/25/2035 •		15,798	15,852
2.963% due 04/25/2035 •		1,068	1,074
2.963% due 05/25/2035 •		5,739	5,774
3.003% due 12/15/2033 •		4,428	4,471
3.113% due 02/25/2035 •		206	208
3.678% due 03/15/2032 •		290	296
Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	49,200	53,690
BankAmerica Manufactured Housing Contract Trust
7.576% due 12/10/2025 ~		$5,000	2,950
Barings Euro CLO BV
0.680% due 07/27/2030 •	EUR	45,400	49,543
1.050% due 07/27/2030		4,400	4,801
Basic Asset-Backed Securities Trust
2.398% due 04/25/2036 •		$4,725	4,157
Bayview Financial Acquisition Trust
2.394% due 05/28/2037 •		6,697	6,307
Bayview Financial Asset Trust
2.927% due 03/25/2037 •		6,808	6,502
2.945% due 03/25/2037 •		3,538	3,469
3.377% due 03/25/2037 •		3,701	3,648
3.627% due 03/25/2037 •		2,011	2,007
3.977% due 03/25/2037 •		1,863	1,872
Bayview Financial Mortgage Pass-Through Trust
2.914% due 04/28/2036 •		4,574	4,449
Bayview Financial Revolving Asset Trust
2.974% due 12/28/2040 •		3,359	3,253
Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		8,354	8,408
4.090% due 02/28/2034 þ		3,498	3,529
4.213% due 10/29/2033 þ		1,729	1,738
Bear Stearns Asset-Backed Securities Trust
2.019% due 09/25/2034 •		97	95
2.128% due 04/25/2031 •		3,341	5,076
2.158% due 10/25/2036 •		2,940	2,936
2.158% due 04/25/2037 •		9,915	10,819
2.168% due 06/25/2036 •		11,719	11,650
2.168% due 11/25/2036 •		2,425	2,384
2.188% due 10/25/2036 •		5,669	5,569
2.188% due 12/25/2036 ^•		8,281	8,951
2.198% due 06/25/2047 •		2,087	2,092
2.208% due 05/25/2035 •		851	851
2.238% due 06/25/2047 •		14,469	14,454
2.248% due 04/25/2036 •		13,563	17,302
2.258% due 06/25/2047 •		13,400	13,290
2.318% due 06/25/2036 •		8,700	8,273
2.318% due 02/25/2037 •		18,427	14,061
2.338% due 01/25/2047 •		258	259
2.358% due 05/25/2036 ^•		1,929	1,867
2.368% due 05/25/2037 ^•		14,775	12,668
2.398% due 04/25/2036 •		7,225	9,077
2.398% due 01/25/2037 •		7,766	7,649
2.418% due 09/25/2046 •		4,329	4,204
2.438% due 12/25/2035 •		7,324	7,354
2.448% due 12/25/2035 •		6,836	6,831
2.458% due 12/25/2035 ^•		3,400	3,383
2.468% due 12/25/2035 •		10,821	9,960
2.468% due 08/25/2036 •		8,097	8,000
2.468% due 01/25/2047 •		23,349	22,851
2.508% due 06/25/2036 •		128	128
2.538% due 12/25/2035 •		22,915	22,704
2.558% due 05/25/2036 •		9,987	8,501
2.678% due 10/25/2032 •		13	13
2.693% due 11/25/2035 ^•		7,575	7,594
2.698% due 10/25/2035 •		16,495	16,350
2.718% due 11/25/2035 ^•		30,350	28,254
2.738% due 07/25/2035 •		1,162	1,169
2.818% due 10/27/2032 •		72	71
2.888% due 02/25/2036 •		5,785	5,534
2.968% due 10/25/2037 •		14,673	14,471

18	See Accompanying Notes

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.993% due 02/25/2034 •	$1,013	$1,035
2.993% due 08/25/2035 •	2,443	2,451
3.018% due 10/25/2037 •	25,644	25,307
3.018% due 11/25/2042 •	1,115	1,119
3.023% due 06/25/2035 •	20,078	20,109
3.098% due 06/25/2035 •	7,500	7,355
3.118% due 10/25/2033 •	113	111
3.143% due 02/25/2035 •	2,025	2,041
3.368% due 01/25/2036 •	4,485	4,428
3.496% due 07/25/2036 •	1,011	889
3.518% due 04/25/2036 •	8,942	8,941
3.768% due 09/25/2035 •	13,893	13,917
3.865% due 10/25/2036 ~	117	98
3.893% due 08/25/2034 •	697	699
5.500% due 08/25/2035 ~	5,566	4,734
5.500% due 08/25/2036	1,115	1,123
5.750% due 10/25/2033 þ	255	272
6.000% due 06/25/2034 þ	360	367
6.000% due 10/25/2035 þ	7,559	6,737
6.000% due 08/25/2036	5,628	5,065
6.250% due 12/25/2036 þ	11,099	10,359
6.500% due 08/25/2036 ^	3,466	2,207
Bear Stearns Second Lien Trust
2.238% due 08/25/2037 •	7,156	6,704
2.398% due 01/25/2037 •	5,879	5,682
2.458% due 08/25/2037 •	7,237	6,867
BFNS LLC
3.994% due 01/25/2029 ~	10,000	10,156
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~	902	920
6.530% due 10/15/2028 ~	1,375	1,440
6.975% due 12/15/2029 ~	8,918	2,755
7.180% due 12/15/2029 ~	22,628	7,192
7.575% due 06/15/2030 ~	16,139	5,435
7.935% due 12/15/2030 ~	8,852	9,306
Buckingham CDO Ltd.
2.317% due 04/05/2041 •	679,327	97,619
2.317% due 09/05/2051 •	1,003,036	68,265
Business Jet Securities LLC
4.447% due 06/15/2033	23,717	24,155
Camber PLC
2.385% due 11/09/2053 •	183,696	8,040
Carrington Mortgage Loan Trust
2.168% due 04/25/2036 ^•	68,277	66,536
2.238% due 01/25/2037 •	17,797	14,158
2.268% due 10/25/2036 •	7,372	5,864
2.278% due 02/25/2037 •	14,000	13,186
2.438% due 02/25/2037 •	8,317	7,100
2.488% due 12/25/2035 •	10,112	10,219
CDC Mortgage Capital Trust
2.933% due 11/25/2034 •	101	101
Cent CLO Ltd.
3.586% due 10/29/2025 •	7,276	7,281
Centex Home Equity Loan Trust
2.338% due 06/25/2036 •	31,200	30,436
2.638% due 09/25/2034 •	672	675
Chase Funding Trust
2.518% due 05/25/2032 •	113	111
2.618% due 07/25/2033 •	9	9
CHEC Loan Trust
2.658% due 06/25/2034 •	173	173
CIT Group Home Equity Loan Trust
2.993% due 12/25/2031 •	177	177
CIT Mortgage Loan Trust
3.368% due 10/25/2037 •	57,845	58,641
3.468% due 10/25/2037 ^•	436	439
3.518% due 10/25/2037 •	30,000	30,690
Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •	1,972	1,569
2.098% due 01/25/2037 •	16,698	12,577
2.118% due 12/25/2036 •	4,418	3,404
2.158% due 12/25/2036 •	2,192	2,185
2.178% due 09/25/2036 •	6,571	5,850
2.178% due 12/25/2036 •	8,964	6,976
2.188% due 05/25/2037 •	52,119	42,389
2.198% due 01/25/2037 •	99,756	76,339
2.208% due 05/25/2037 •	45,074	34,233
2.228% due 12/25/2036 •	8,241	8,013
2.268% due 08/25/2036 •	9,329	9,217
2.268% due 12/25/2036 ^•	14,644	12,910
2.268% due 01/25/2037 •	32,476	25,127
2.278% due 03/25/2036 •	5,770	5,552
2.288% due 05/25/2037 •	25,635	23,029
2.468% due 03/25/2037 •	21,391	21,100
2.618% due 12/25/2035 ^•	29,842	29,150
2.723% due 01/25/2036 •	7,204	7,110

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.600% due 10/25/2037 þ	$27,511	$28,490
5.985% due 05/25/2036 þ	15,180	8,530
Citigroup Mortgage Loan Trust, Inc.
2.278% due 03/25/2037 •	33,202	30,712
2.298% due 11/25/2036 •	20,842	20,815
2.308% due 10/25/2036 •	1,449	1,451
2.318% due 10/25/2036 •	15,436	15,202
2.428% due 10/25/2035 •	8,858	8,912
2.738% due 09/25/2035 ^•	2,348	2,358
3.068% due 02/25/2035 •	861	841
5.249% due 08/25/2035 þ	33	33
Colony American Finance Ltd.
2.554% due 11/15/2048	15,491	15,502
Conseco Finance Corp.
6.280% due 09/01/2030	14,900	15,856
6.320% due 07/01/2030	5,737	5,920
6.440% due 12/01/2030	10,150	11,051
6.540% due 04/01/2029	3,947	4,099
6.660% due 06/01/2030 ~	1,383	1,432
6.760% due 03/01/2030 ~	946	984
6.810% due 12/01/2028 ~	100	101
7.220% due 03/15/2028 ~	4,588	4,761
7.240% due 11/15/2028 ~	4,495	4,742
7.860% due 03/01/2030 ~	14,488	10,243
Conseco Finance Securitizations Corp.
4.139% due 12/01/2033 •	9,648	9,895
7.360% due 06/01/2030 ~(n)	64,381	39,133
7.360% due 08/01/2032 ~	288	289
7.410% due 05/01/2033 þ	30,757	33,820
7.424% due 03/01/2033 ~	10,782	11,694
7.490% due 07/01/2031 þ	30,190	33,672
7.770% due 09/01/2031 þ	12,674	14,229
7.954% due 12/01/2033 ~	4,301	4,710
7.960% due 05/01/2031	22,817	12,570
7.970% due 05/01/2032	7,175	2,957
8.060% due 09/01/2029 ~	7,285	3,182
8.200% due 05/01/2031	31,766	17,995
8.260% due 12/01/2030 ~	78,836	43,076
8.310% due 05/01/2032 ~	40,819	17,531
8.850% due 12/01/2030 ~	1,831	769
Countrywide Asset-Backed Certificates
2.158% due 05/25/2035 •	42,267	41,055
2.158% due 03/25/2037 •	26,361	26,134
2.158% due 05/25/2037 •	64,665	62,177
2.158% due 06/25/2037 •	27,589	26,180
2.158% due 07/25/2037 •	82,710	75,366
2.158% due 07/25/2037 ^•	39,253	36,044
2.158% due 08/25/2037 •	9,736	9,611
2.158% due 08/25/2037 ^•	94,556	89,731
2.158% due 04/25/2047 •	29,448	28,841
2.158% due 06/25/2047 •	27,440	25,955
2.168% due 01/25/2037 •	2,081	2,083
2.168% due 05/25/2037 •	8,058	8,009
2.168% due 12/25/2046 •	2,523	2,528
2.168% due 04/25/2047 ^•	7,763	7,501
2.168% due 06/25/2047 ^•	17,625	17,550
2.178% due 12/25/2035 ^•	44,019	43,665
2.178% due 09/25/2036 •	3,353	3,361
2.178% due 03/25/2037 •	7,700	7,689
2.178% due 09/25/2046 ^•	6,425	6,404
2.188% due 05/25/2037 •	1,031	1,030
2.188% due 06/25/2037 •	6,575	6,581
2.188% due 06/25/2047 •	1,065	1,063
2.198% due 06/25/2047 •	31,630	31,229
2.198% due 11/25/2047 ^•	40,580	35,007
2.208% due 11/25/2037 •	23,948	23,123
2.218% due 09/25/2037 •	52,429	44,277
2.218% due 06/25/2047 ^•	27,950	24,911
2.218% due 09/25/2047 ^•	44,344	35,102
2.238% due 05/25/2037 •	6,000	5,764
2.238% due 06/25/2037 •	10,000	9,786
2.238% due 09/25/2037 ^•	14,757	12,596
2.238% due 06/25/2047 ^•	40,896	34,508
2.238% due 06/25/2047 •	25,937	25,196
2.238% due 09/25/2047 ^•	18,063	16,018
2.248% due 05/25/2037 •	13,000	12,471
2.248% due 07/25/2037 ^•	46,686	34,684
2.248% due 10/25/2047 •	15,451	14,957
2.258% due 11/25/2036 •	11,819	11,745
2.258% due 03/25/2037 •	24,109	16,353
2.258% due 04/25/2037 •	4,247	3,381
2.258% due 06/25/2037 •	9,213	9,194
2.258% due 12/25/2046 •	32,297	31,514
2.268% due 02/25/2036 •	9,200	8,717
2.268% due 03/25/2036 ^•	8,849	8,357
2.268% due 01/25/2037 •	35,636	34,668

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.268% due 01/25/2046 ^•	$35,429	$34,084
2.268% due 06/25/2047 •	32,146	30,576
2.268% due 11/25/2047 ^•	18,446	11,742
2.278% due 11/25/2037 •	55,400	52,763
2.298% due 06/25/2047 •	7,630	7,413
2.308% due 11/25/2036 •	15,200	13,460
2.308% due 06/25/2037 •	15,449	14,879
2.308% due 05/25/2047 •	1,894	1,842
2.318% due 07/25/2036 •	578	579
2.318% due 02/25/2037 •	24,010	23,729
2.338% due 10/25/2036 •	2,143	2,075
2.338% due 02/25/2037 ^•	6,000	5,309
2.338% due 05/25/2047 ^•	8,361	5,757
2.348% due 07/25/2036 •	781	740
2.358% due 12/25/2036 ^•	11,785	7,887
2.368% due 03/25/2036 ^•	4,286	3,951
2.388% due 04/25/2036 •	17,587	17,439
2.468% due 03/25/2047 ^•	9,671	7,258
2.518% due 01/25/2036 •	8,000	8,042
2.528% due 02/25/2036 •	18,000	18,045
2.538% due 01/25/2036 •	9,822	9,872
2.678% due 12/25/2035 •	13,193	13,315
2.718% due 12/25/2033 •	1,317	1,309
2.768% due 05/25/2034 •	823	825
2.778% due 01/25/2036 •	2,675	2,600
2.818% due 10/25/2035 •	13,801	13,876
2.993% due 11/25/2034 •	1,684	1,691
3.068% due 07/25/2033 •	1,074	1,077
3.068% due 11/25/2034 •	6,699	6,731
3.083% due 08/25/2035 •	12,868	13,027
3.268% due 12/25/2034 •	2,725	2,768
3.593% due 08/25/2034 •	9,720	8,437
3.811% due 04/25/2036 ~	4	4
3.848% due 12/25/2035 •	6,500	3,241
4.425% due 02/25/2036 ~	82	82
4.629% due 10/25/2046 ^~	3,535	3,469
5.834% due 07/25/2034 ~	60	61
Countrywide Asset-Backed Certificates Trust
2.148% due 04/25/2046 •	36,844	35,069
2.158% due 02/25/2037 •	47,262	44,962
2.158% due 03/25/2037 •	50,150	48,531
2.168% due 02/25/2037 •	1,095	1,097
2.168% due 03/25/2047 ^•	17,577	17,331
2.178% due 03/25/2037 •	5,369	5,342
2.178% due 09/25/2046 •	6,708	6,637
2.208% due 06/25/2047 •	11,940	11,863
2.258% due 02/25/2037 •	20,200	19,912
2.268% due 04/25/2046 ^•	4,079	4,008
2.278% due 09/25/2046 •	7,880	7,555
2.478% due 05/25/2036 •	15,000	14,854
2.488% due 04/25/2036 •	31,420	31,569
2.508% due 04/25/2036 •	43,050	43,145
2.678% due 08/25/2035 •	17,997	17,909
2.738% due 05/25/2036 •	15,750	13,808
2.818% due 08/25/2047 •	39,022	39,008
2.858% due 10/25/2047 •	28,313	28,338
2.918% due 05/25/2036 •	1,075	1,071
3.268% due 07/25/2035 •	7,400	7,547
3.293% due 04/25/2035 •	1,842	1,860
4.693% due 10/25/2035 ~	37	37
5.050% due 02/25/2036 ~	144	148
5.210% due 03/25/2034 ~	3,363	3,404
5.989% due 10/25/2046 ^~	29	27
Countrywide Asset-Backed Certificates Trust, Inc.
2.798% due 11/25/2034 •	514	517
2.873% due 08/25/2034 •	5,854	5,815
2.918% due 11/25/2034 •	467	471
3.023% due 07/25/2034 •	2,288	2,299
4.193% due 07/25/2034 •	266	261
Countrywide Asset-Backed Securities Notes Trust
3.018% due 08/25/2047 •	682	678
Credit Suisse First Boston Mortgage Securities Corp.
4.368% due 08/25/2032 •	174	171
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)	1,654,887	1,534,004
1.000% due 02/25/2056	408	407
Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •	7,173	4,797
2.238% due 07/25/2037 •	6,631	4,497
2.358% due 07/25/2037 •	7,020	4,837
2.438% due 12/25/2035 •	19,631	18,371
2.738% due 01/25/2035 •	7,461	7,463
3.038% due 11/25/2033 •	738	734
3.607% due 12/25/2035 þ	10,076	10,043
6.780% due 05/25/2035 þ	3,313	3,434

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •		$83	$51
2.088% due 01/25/2037 ^•		585	247
2.158% due 10/25/2036 •		19,317	15,293
2.248% due 11/25/2036 •		7,397	4,720
2.268% due 07/25/2036 •		22,000	21,445
3.549% due 01/25/2037 ^þ		247	117
Crown Point CLO Ltd.
3.713% due 07/17/2028		17,700	17,654
CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~		17,569	7,471
6.089% due 12/25/2036 þ		19,832	7,266
CWHEQ Revolving Home Equity Loan Trust
2.258% due 02/15/2036 •		2,256	2,181
DFC HEL Trust
3.893% due 12/25/2031 •		2,596	2,589
Duke Funding High Grade Ltd.
2.156% due 08/02/2049 •		797,050	50,613
2.246% due 08/02/2049 •		292,990	19,484
2.716% due 08/02/2049 •		102,000	1,302
Educational Funding Co. LLC
2.526% due 10/25/2029 •		174	174
Educational Funding Trust
3.557% due 02/01/2050		567,914	599,997
Ellington Loan Acquisition Trust
3.068% due 05/25/2037 •		68,802	69,034
EMC Mortgage Loan Trust
2.758% due 05/25/2040 •		68	68
2.958% due 04/25/2042 •		433	431
3.118% due 08/25/2040 •		416	412
3.118% due 11/25/2041 •		28	27
Encore Credit Receivables Trust
2.708% due 07/25/2035 •		7,998	7,828
Equifirst Loan Securitization Trust
2.188% due 04/25/2037 •		52,847	50,646
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033 þ		318	322
FAB UK Ltd.
1.365% due 12/06/2045 •	GBP	6,110	6,974
FBR Securitization Trust
2.708% due 11/25/2035 •		$8,312	8,310
Fieldstone Mortgage Investment Trust
2.208% due 05/25/2036 •		37,867	29,286
2.265% due 11/25/2036 •		2,152	1,514
Finance America Mortgage Loan Trust
3.068% due 09/25/2033 •		181	179
First Franklin Mortgage Loan Asset-Backed Certificates
2.843% due 05/25/2034 •		3,803	3,792
3.728% due 05/25/2034 •		159	153
First Franklin Mortgage Loan Trust
2.158% due 12/25/2036 •		3,974	2,298
2.168% due 05/25/2036 •		3,716	3,505
2.168% due 07/25/2036 •		2,334	2,335
2.168% due 12/25/2036 •		16,121	14,247
2.178% due 12/25/2037 •		21,690	20,456
2.208% due 02/25/2036 •		21,456	20,381
2.218% due 02/25/2036 •		107	107
2.238% due 01/25/2038 •		417	301
2.308% due 02/25/2036 •		20,000	19,764
2.328% due 09/25/2036 •		20,034	18,505
2.378% due 11/25/2035 •		35,381	34,395
2.398% due 02/25/2036 •		22,712	21,141
2.468% due 11/25/2036 •		31,300	31,459
2.488% due 07/25/2035 •		198	198
2.525% due 03/25/2036 •		44	44
2.538% due 06/25/2036 •		16,775	15,079
2.618% due 07/25/2035 •		8,092	8,137
2.678% due 05/25/2036 •		659	660
2.685% due 03/25/2036 •		17,675	14,160
2.753% due 12/25/2034 •		1,354	1,426
2.753% due 09/25/2035 •		6,542	6,588
2.798% due 09/25/2035 •		10,778	10,817
2.843% due 06/25/2034 •		10,889	10,859
2.873% due 04/25/2035 •		5,769	5,797
2.888% due 09/25/2034 •		4,558	4,578
2.918% due 01/25/2035 •		2,960	2,986
2.968% due 07/25/2033 •		3,066	2,998
2.993% due 05/25/2035 •		39,529	38,600
3.023% due 09/25/2035 •		12,600	11,468
3.293% due 07/25/2034 •		17,847	17,970
First NLC Trust
2.723% due 12/25/2035 •		4,594	4,630
Fremont Home Loan Trust
2.118% due 08/25/2036 •		5,809	2,469
2.148% due 11/25/2036 •		26,782	12,249
2.153% due 10/25/2036 •		13,358	12,589

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.178% due 08/25/2036 •		$38,516	$16,609
2.188% due 02/25/2036 •		18,059	17,302
2.188% due 02/25/2037 •		20,069	10,198
2.198% due 04/25/2036 •		1,302	1,263
2.238% due 01/25/2037 •		29,139	17,310
2.258% due 08/25/2036 •		7,064	3,105
2.268% due 05/25/2036 •		7,674	5,367
2.288% due 04/25/2036 •		22,370	14,197
2.468% due 01/25/2036 •		43,992	35,807
3.068% due 11/25/2034 •		5,673	5,707
3.173% due 06/25/2035 •		10,069	8,219
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	87,301	70,135
GE-WMC Mortgage Securities Trust
2.058% due 08/25/2036 •		$3	2
2.148% due 08/25/2036 •		5,664	5,582
Goal Structured Solutions Trust
2.668% due 09/25/2041 •		16,304	16,047
Greenpoint Manufactured Housing
5.655% due 06/08/2031 •		12,533	12,551
8.300% due 10/15/2026 ~		2,076	2,196
GSAA Home Equity Trust
2.078% due 05/25/2036 •		7,387	2,992
2.088% due 03/25/2036 •		27	13
2.138% due 06/25/2036 •		57,611	23,935
2.188% due 10/25/2036 •		48,442	22,410
2.188% due 02/25/2037 •		10,982	5,422
2.198% due 03/25/2036 •		26,771	13,306
2.198% due 05/25/2036 •		21,488	9,299
2.238% due 05/25/2047 •		2,569	2,015
2.258% due 06/25/2036 •		3,907	2,034
2.288% due 10/25/2035 •		235	236
2.288% due 03/25/2036 •		22,265	14,983
2.338% due 04/25/2047 •		17,430	11,468
2.368% due 08/25/2037 •		11,669	11,379
2.388% due 06/25/2035 •		67	67
2.388% due 10/25/2035 •		12,297	12,197
2.508% due 06/25/2035 •		3,000	2,889
2.548% due 08/25/2035 •		4,304	4,042
5.344% due 09/25/2035 ~		288	257
5.772% due 11/25/2036 ^~		9,507	5,021
6.000% due 11/25/2037 ^		616	529
6.448% due 06/25/2036 þ		23,869	10,870
GSAMP Trust
2.088% due 12/25/2036 •		799	467
2.098% due 11/25/2036 •		1,293	801
2.108% due 01/25/2037 •		8,647	5,854
2.158% due 06/25/2036 •		16,708	16,479
2.158% due 08/25/2036 •		25,900	25,192
2.158% due 11/25/2036 •		31,481	19,707
2.168% due 05/25/2046 •		20,967	20,823
2.188% due 12/25/2036 •		6,766	4,017
2.188% due 01/25/2037 •		4,754	4,634
2.198% due 11/25/2035 •		202	41
2.218% due 11/25/2036 •		17,666	11,176
2.258% due 12/25/2035 •		7,800	7,832
2.258% due 06/25/2036 •		5,024	3,456
2.288% due 03/25/2047 •		26,290	24,670
2.318% due 06/25/2036 •		6,694	4,865
2.318% due 10/25/2036 ^•		1,589	116
2.448% due 11/25/2035 •		8,131	8,166
2.663% due 11/25/2035 ^•		13,114	10,401
2.693% due 02/25/2035 •		1,348	1,356
2.753% due 07/25/2045 •		2,013	2,020
2.798% due 07/25/2045 •		19,366	19,374
3.168% due 12/25/2034 •		18,996	18,779
3.218% due 10/25/2034 •		1,265	1,266
GSRPM Mortgage Loan Trust
2.318% due 03/25/2035 •		256	255
2.318% due 09/25/2036 •		60	60
Harley Marine Financing LLC
5.682% due 05/15/2043 «		52,257	42,851
Home Equity Asset Trust
2.203% due 07/25/2037 •		49	49
2.488% due 01/25/2036 •		5,000	4,820
2.488% due 04/25/2036 •		18,000	17,596
2.718% due 12/25/2033 •		71	71
2.778% due 11/25/2032 •		128	127
2.918% due 11/25/2034 •		571	576
3.218% due 06/25/2032 ^•		1,844	1,845
Home Equity Mortgage Loan Asset-Backed Trust
2.178% due 11/25/2036 •		10,735	8,873
2.208% due 06/25/2036 •		5,891	5,814
2.218% due 07/25/2037 •		13,046	8,973
2.238% due 04/25/2037 •		62,171	49,386
2.258% due 08/25/2036 •		3,115	2,828

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.298% due 06/25/2036 •	$8,000	$7,496
2.318% due 03/25/2036 •	25,000	23,290
2.338% due 04/25/2037 •	14,642	13,312
2.458% due 03/25/2036 •	5,900	5,663
2.538% due 10/25/2035 •	13,050	12,521
Hout Bay Corp.
2.317% due 07/05/2041 •	484,806	124,838
2.517% due 07/05/2041 •	34,165	2,289
2.647% due 07/05/2041 •	4,046	174
HSI Asset Loan Obligation Trust
4.883% due 12/25/2036 þ	10,338	5,829
HSI Asset Securitization Corp. Trust
2.068% due 10/25/2036 •	3,209	1,671
2.128% due 10/25/2036 •	21,605	11,413
2.158% due 01/25/2037 •	69,037	55,024
2.178% due 03/25/2036 •	3,831	3,825
2.178% due 10/25/2036 •	11,320	6,053
2.178% due 05/25/2037 •	14,520	14,399
2.188% due 12/25/2036 •	31,716	12,546
2.208% due 04/25/2037 •	18,806	12,635
2.258% due 10/25/2036 •	2,522	1,374
2.278% due 04/25/2037 •	7,576	5,157
2.348% due 02/25/2036 •	14,386	13,821
2.368% due 02/25/2036 •	16,250	14,749
2.388% due 01/25/2036 •	3,455	3,459
IMC Home Equity Loan Trust
7.520% due 08/20/2028	32	34
IndyMac Mortgage Loan Trust
2.178% due 07/25/2036 •	33,793	15,299
IXIS Real Estate Capital Trust
2.078% due 05/25/2037 •	6,064	2,083
2.168% due 01/25/2037 •	89,882	43,314
2.178% due 08/25/2036 •	70,972	29,251
2.178% due 05/25/2037 •	36,506	12,763
2.278% due 08/25/2036 •	36,034	15,233
2.418% due 03/25/2036 ^•	13,279	8,282
2.648% due 02/25/2036 •	3,635	3,662
2.963% due 02/25/2035 •	1,432	1,420
JPMorgan Mortgage Acquisition Corp.
2.198% due 03/25/2036 •	17,916	17,759
2.288% due 03/25/2036 •	40,500	37,277
2.308% due 05/25/2035 •	7,708	7,721
2.358% due 02/25/2036 ^•	10,484	10,349
2.603% due 01/25/2036 •	14,000	13,721
2.678% due 09/25/2035 •	8,003	8,020
2.723% due 09/25/2035 •	10,682	10,613
2.948% due 06/25/2035 •	16,467	16,195
JPMorgan Mortgage Acquisition Trust
2.118% due 03/25/2047 •	146	105
2.128% due 08/25/2036 •	3,240	2,409
2.148% due 08/25/2036 •	27,543	26,982
2.153% due 07/25/2036 •	38,368	30,946
2.158% due 11/25/2036 •	17,341	16,201
2.178% due 06/25/2036 •	1,839	1,843
2.188% due 04/25/2036 •	1,635	1,637
2.228% due 03/25/2037 •	7,128	7,136
2.248% due 07/25/2036 •	833	835
2.258% due 08/25/2036 •	27,263	20,675
2.258% due 05/25/2037 •	9,924	8,728
2.278% due 07/25/2036 •	14,642	14,498
2.288% due 07/25/2036 •	14,000	13,630
2.308% due 05/25/2036 •	19,000	16,254
2.338% due 04/25/2036 •	26,803	25,427
4.626% due 10/25/2030 ^þ	1,771	1,283
4.626% due 01/25/2037 ^þ	18	13
5.830% due 07/25/2036 ^þ	6,522	3,280
6.410% due 07/25/2036 ^þ	9,300	4,672
KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	25,524	26,168
KGS-Alpha SBA COOF Trust
1.106% due 04/25/2038 «~(a)	26,169	605
Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,667	1,705
Legacy Mortgage Asset Trust
0.000% due 07/25/2057 (h)	444,249	446,126
0.000% due 04/25/2058 ~	1,010	999
0.000% due 08/26/2058 (h)	947	934
0.000% due 01/28/2070 ~	8,652	5,596
3.001% due 06/25/2057	216,721	224,017
3.157% due 12/25/2056 ~	1,206,494	1,114,081
3.835% due 04/25/2058	507,417	507,262
3.890% due 01/28/2070 •	853,555	869,068
3.977% due 01/25/2058 ~	305,116	311,888
4.111% due 08/26/2058	1,523,072	1,560,053
4.134% due 02/25/2058 ~	1,157,775	1,176,020
4.409% due 12/26/2057 ~	766,326	787,004

20	See Accompanying Notes

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.286% due 01/28/2070 ~	$372,234	$375,774
Lehman XS Trust
2.168% due 04/25/2037 ^•	351	340
2.178% due 05/25/2036 •	30,655	31,654
2.188% due 02/25/2037 ^•	32,812	27,808
2.198% due 02/25/2037 •	21,499	21,382
2.248% due 02/25/2037 •	7,178	4,951
2.298% due 05/25/2036 •	12,124	12,439
6.140% due 04/25/2036 þ	23,996	22,377
Long Beach Mortgage Loan Trust
2.108% due 09/25/2036 •	12,418	5,056
2.118% due 12/25/2036 •	10,003	5,292
2.128% due 11/25/2036 •	7,345	3,487
2.163% due 07/25/2036 •	20,427	15,825
2.168% due 05/25/2036 •	61,319	40,299
2.168% due 06/25/2036 •	72,020	39,371
2.168% due 09/25/2036 •	56,887	42,058
2.173% due 10/25/2036 •	59,547	39,016
2.178% due 08/25/2036 •	33,174	18,642
2.178% due 10/25/2036 •	3,137	1,356
2.178% due 12/25/2036 •	4,121	3,103
2.178% due 05/25/2046 •	12,970	11,705
2.188% due 12/25/2036 •	44,900	24,105
2.218% due 01/25/2036 •	33,161	32,082
2.238% due 02/25/2036 •	29,145	28,572
2.258% due 08/25/2036 •	7,924	4,541
2.278% due 05/25/2036 •	3,689	1,661
2.318% due 01/25/2036 •	42,318	40,191
2.648% due 01/25/2046 •	50,453	49,848
2.663% due 11/25/2035 •	31,065	30,964
2.668% due 09/25/2034 •	636	622
2.778% due 08/25/2045 •	2,858	2,882
2.798% due 08/25/2035 •	557	555
2.813% due 06/25/2034 •	2,479	2,464
2.873% due 07/25/2034 •	2,315	2,305
3.143% due 05/25/2032 •	31	31
3.143% due 07/25/2033 •	3,907	3,928
3.218% due 11/25/2034 •	5,439	5,038
3.248% due 06/25/2033 •	5,912	5,943
5.018% due 11/25/2032 •	8	9
LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •	55,880	55,543
Madison Avenue Manufactured Housing Contract Trust
5.268% due 03/25/2032 •	5,381	5,483
Marlette Funding Trust
2.690% due 09/17/2029	24,534	24,624
3.200% due 09/15/2028	9,985	10,012
3.710% due 12/15/2028	10,354	10,457
MASTR Asset-Backed Securities Trust
2.068% due 08/25/2036 •	6,081	2,848
2.068% due 10/25/2036 •	46,310	20,357
2.068% due 11/25/2036 •	8	4
2.068% due 01/25/2037 •	35,626	14,357
2.118% due 08/25/2036 •	12,068	5,054
2.118% due 10/25/2036 •	10,372	6,826
2.118% due 11/25/2036 •	19,030	13,260
2.118% due 01/25/2037 •	37,206	15,142
2.138% due 10/25/2036 •	38,186	17,074
2.148% due 10/25/2036 •	31,458	18,641
2.163% due 10/25/2036 •	67,436	33,689
2.168% due 04/25/2036 •	31,061	13,130
2.168% due 08/25/2036 •	22,759	10,905
2.178% due 10/25/2036 •	4,137	2,756
2.178% due 01/25/2037 •	41,085	16,916
2.218% due 04/25/2036 •	70,487	19,646
2.228% due 11/25/2036 •	4,261	2,070
2.228% due 05/25/2037 •	2,870	2,783
2.258% due 06/25/2036 •	5,440	3,210
2.258% due 08/25/2036 •	57,516	26,976
2.263% due 10/25/2036 •	7,493	3,821
2.308% due 01/25/2036 •	10,810	10,714
2.318% due 05/25/2037 •	10,345	9,913
2.518% due 10/25/2035 ^•	17,026	16,342
2.618% due 01/25/2036 •	1,298	1,303
2.963% due 05/25/2035 •	2,561	2,610
3.168% due 08/25/2037 •	29,332	26,291
6.668% due 05/25/2033 •	4,501	4,493
MASTR Specialized Loan Trust
2.278% due 02/25/2036 •	4,904	4,875
2.388% due 01/25/2037 •	13,385	7,488
Mercury CDO Ltd.
2.442% due 12/08/2040 •	12,714	12,669
2.952% due 12/08/2040 •	6,000	1,045
Merrill Lynch First Franklin Mortgage Loan Trust
2.188% due 04/25/2037 •	3,788	2,135
2.188% due 05/25/2037 •	36,351	27,271

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.258% due 05/25/2037 •	$64,196	$48,643
2.268% due 04/25/2037 •	30,407	17,426
2.338% due 05/25/2037 •	40,113	30,740
Merrill Lynch Mortgage Investors Trust
2.078% due 11/25/2037 •	4,705	2,406
2.168% due 08/25/2037 •	7,689	7,387
2.168% due 11/25/2037 •	28,707	15,115
2.178% due 03/25/2037 •	6,652	2,903
2.178% due 04/25/2037 •	15,037	9,074
2.418% due 12/25/2036 •	1,000	866
2.468% due 02/25/2047 •	34,328	25,237
2.478% due 08/25/2036 •	15,600	15,531
2.738% due 05/25/2036 •	740	734
2.768% due 06/25/2036 •	4,132	4,159
2.948% due 07/25/2035 •	13,178	13,297
MESA Trust
5.243% due 11/25/2031 ^•	973	787
Mid-State Capital Corp. Trust
3.500% due 12/15/2045	4,552	4,684
6.005% due 08/15/2037	1,920	2,077
Mid-State Trust
4.864% due 07/15/2038	789	839
MMcapS Funding Ltd.
2.588% due 12/01/2035 •	9,100	8,326
Monroe Capital BSL CLO Ltd.
3.270% due 05/22/2027 •	130,266	130,305
Morgan Stanley ABS Capital, Inc.
3.098% due 03/25/2033 •	43	43
Morgan Stanley ABS Capital, Inc. Trust
2.098% due 09/25/2036 •	291	161
2.118% due 10/25/2036 •	5,444	3,459
2.118% due 11/25/2036 •	2,214	1,541
2.128% due 03/25/2037 •	3,624	1,958
2.148% due 09/25/2036 •	55,792	32,400
2.148% due 10/25/2036 •	23,613	22,803
2.148% due 12/25/2036 •	59,707	40,620
2.148% due 01/25/2037 •	28,076	17,314
2.158% due 08/25/2036 •	37,151	22,656
2.158% due 10/25/2036 •	46,100	29,474
2.158% due 11/25/2036 •	3,557	2,295
2.158% due 05/25/2037 •	354	325
2.168% due 09/25/2036 •	16,672	8,146
2.168% due 10/25/2036 •	19,919	13,053
2.168% due 12/25/2036 •	1,239	772
2.178% due 03/25/2036 •	25,601	25,490
2.178% due 09/25/2036 •	30,633	17,235
2.198% due 02/25/2037 •	29,167	13,458
2.198% due 03/25/2037 •	32,278	17,631
2.198% due 05/25/2037 •	19,093	17,565
2.218% due 02/25/2037 •	11,088	6,667
2.238% due 10/25/2036 •	1,679	1,087
2.238% due 11/25/2036 •	14,415	9,402
2.248% due 09/25/2036 •	4,658	2,661
2.248% due 10/25/2036 •	11,378	7,543
2.248% due 02/25/2037 •	35,435	16,486
2.268% due 04/25/2036 •	20,303	19,477
2.268% due 08/25/2036 •	14,931	9,339
2.268% due 03/25/2037 •	52,309	28,883
2.268% due 05/25/2037 •	16,540	15,301
2.278% due 05/25/2037 •	11,615	9,219
2.288% due 03/25/2036 •	10,525	10,492
2.328% due 12/25/2035 •	20,830	20,752
2.348% due 02/25/2037 •	9,663	5,924
2.418% due 12/25/2035 •	12,427	11,262
2.633% due 11/25/2035 •	16,275	16,300
2.758% due 01/25/2034 •	6,501	6,540
2.828% due 04/25/2034 •	2,021	2,025
2.918% due 05/25/2034 •	5,405	5,453
2.948% due 07/25/2035 •	7,500	7,521
3.008% due 06/25/2035 •	18,300	18,452
3.038% due 10/25/2033 •	1,303	1,308
3.078% due 09/25/2034 •	323	321
3.268% due 07/25/2037 •	14,010	13,377
3.918% due 02/25/2047 •	49,137	45,500
Morgan Stanley Capital, Inc. Trust
2.288% due 03/25/2036 •	117,639	98,531
2.308% due 01/25/2036 •	22,149	21,938
2.308% due 02/25/2036 •	15,210	15,150
Morgan Stanley Dean Witter Capital, Inc. Trust
3.368% due 02/25/2033 •	723	728
3.593% due 11/25/2032 •	1,385	1,392
Morgan Stanley Home Equity Loan Trust
2.118% due 04/25/2037 •	7,194	4,789
2.178% due 04/25/2036 •	10,945	8,681
2.188% due 04/25/2037 •	8,759	5,885
2.245% due 12/25/2036 •	4,438	2,571

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.278% due 04/25/2036 •	$16,778	$13,537
2.285% due 12/25/2036 •	51,958	30,276
2.368% due 04/25/2037 •	25,672	17,649
3.008% due 05/25/2035 •	11,698	11,711
Morgan Stanley IXIS Real Estate Capital Trust
2.088% due 11/25/2036 •	9,808	4,899
2.128% due 11/25/2036 •	22,648	11,382
2.168% due 07/25/2036 •	8,319	4,344
2.168% due 11/25/2036 •	1,864	942
2.238% due 11/25/2036 •	24,881	12,717
2.248% due 07/25/2036 •	32,374	17,270
Morgan Stanley Mortgage Loan Trust
2.248% due 02/25/2037 •	3,999	1,859
2.358% due 10/25/2036 •	2,961	1,451
2.378% due 04/25/2037 •	10,150	4,807
5.622% due 01/25/2047 þ	354	332
5.750% due 04/25/2037 ^~	441	302
5.754% due 01/25/2047 þ	8,857	5,629
5.965% due 09/25/2046 ^þ	4,815	2,763
6.000% due 02/25/2037 ^~	382	358
Morgan Stanley Structured Trust
2.248% due 06/25/2037 •	10,641	10,512
National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	24,660
Nationstar Home Equity Loan Trust
2.248% due 03/25/2037 •	455	454
2.268% due 06/25/2037 •	340	328
Navient Private Education Refi Loan Trust
3.238% due 11/15/2045 «~	369,041	386,017
New Century Home Equity Loan Trust
2.198% due 05/25/2036 •	570	542
2.758% due 08/25/2034 •	178	178
2.783% due 07/25/2035 •	704	707
Newcastle Investment Trust
0.000% due 05/01/2033 ~	88,864	90,722
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.168% due 07/25/2036 •	45,560	44,094
2.228% due 11/25/2035 •	9,318	9,286
2.308% due 03/25/2036 •	400	395
2.338% due 03/25/2036 •	4,024	3,845
2.348% due 11/25/2035 •	9,479	9,321
NovaStar Mortgage Funding Trust
2.148% due 03/25/2037 •	136,133	101,587
2.198% due 09/25/2037 •	26,455	24,504
2.318% due 06/25/2036 •	1,991	1,695
3.188% due 06/25/2035 •	5,000	4,962
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~	2,311	2,403
5.410% due 11/15/2032	2,723	2,815
6.190% due 12/01/2019	421	427
7.945% due 03/15/2022 ~	3,056	1,550
Ocean Trails CLO
3.076% due 08/13/2025 •	2,794	2,795
OneMain Financial Issuance Trust
2.370% due 09/14/2032	13,145	13,137
Option One Mortgage Loan Trust
2.158% due 01/25/2037 •	37,390	27,313
2.158% due 02/25/2037 •	8,115	5,376
2.158% due 03/25/2037 •	86,319	60,197
2.198% due 04/25/2037 •	26,773	19,009
2.198% due 07/25/2037 •	6,678	4,853
2.238% due 04/25/2037 •	161,715	128,629
2.238% due 05/25/2037 •	142,413	104,550
2.318% due 01/25/2036 •	15,665	15,665
2.318% due 05/25/2037 •	4,903	3,166
2.918% due 01/25/2034 •	2,370	2,357
Option One Mortgage Loan Trust Asset-Backed Certificates
2.478% due 11/25/2035 •	15,400	15,112
2.873% due 10/25/2032 •	3,092	3,093
Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ	1,691	1,732
Ownit Mortgage Loan Trust
2.618% due 10/25/2036 ^•	4,985	4,519
3.255% due 10/25/2035 þ	8,501	5,418
Palmer Square Loan Funding Ltd.
3.493% due 04/20/2027 •	20,000	20,005
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.488% due 09/25/2035 •	11,508	11,549
2.738% due 05/25/2035 •	11,774	11,772
2.768% due 07/25/2035 •	605	608
3.098% due 03/25/2035 •	3,462	3,474
People’s Choice Home Loan Securities Trust
2.738% due 05/25/2035 ^•	3,455	3,422
People’s Financial Realty Mortgage Securities Trust
2.158% due 09/25/2036 •	29,693	11,476

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Popular ABS Mortgage Pass-Through Trust
2.268% due 06/25/2047 ^•	$6,973	$6,888
2.298% due 07/25/2035 •	194	195
2.378% due 05/25/2036 ^•	5,989	5,759
2.678% due 08/25/2035 •	623	625
5.417% due 04/25/2035 þ	129	131
RAAC Trust
2.368% due 11/25/2046 •	703	676
2.398% due 10/25/2046 •	11,332	11,252
2.418% due 09/25/2045 •	8,536	8,534
2.435% due 05/25/2046 •	5,453	5,407
2.495% due 02/25/2046 •	2,735	2,677
2.518% due 02/25/2037 •	4,652	4,395
2.795% due 02/25/2046 •	19,679	16,002
3.218% due 09/25/2047 •	1,377	1,388
3.518% due 09/25/2047 •	9,087	9,467
3.668% due 05/25/2039 •	3,974	3,983
Renaissance Home Equity Loan Trust
2.898% due 08/25/2033 •	901	904
5.512% due 04/25/2037 þ	6,568	2,903
5.580% due 11/25/2036 þ	12,863	6,870
5.744% due 06/25/2037 ^þ	89,647	39,213
5.906% due 06/25/2037 þ	23,928	10,766
6.115% due 08/25/2036 þ	13,424	7,966
6.203% due 06/25/2037 þ	23,512	11,213
7.750% due 09/25/2037 ^þ	35,031	20,457
Residential Asset Mortgage Products Trust
2.198% due 11/25/2036 •	1,132	1,144
2.238% due 12/25/2035 •	32,236	29,789
2.248% due 12/25/2036 •	15,000	13,625
2.288% due 10/25/2036 •	11,586	11,587
2.418% due 02/25/2036 •	10,980	10,912
2.558% due 07/25/2035 •	6,500	6,334
2.568% due 02/25/2035 •	259	259
2.608% due 08/25/2035 •	5,691	5,718
2.648% due 09/25/2035 •	10,000	9,753
2.663% due 11/25/2035 •	8,404	8,435
2.718% due 12/25/2035 •	45,950	39,741
2.813% due 06/25/2035 •	2,912	2,927
2.888% due 02/25/2034 •	2,327	2,305
2.888% due 10/25/2035 •	11,246	10,784
2.895% due 04/25/2034 •	9,025	8,995
2.903% due 11/25/2035 •	7,000	6,674
3.008% due 10/25/2033 •	3,033	3,030
3.015% due 04/25/2034 •	5,896	5,871
3.038% due 03/25/2035 •	7,451	7,492
3.083% due 07/25/2035 •	10,889	10,707
3.218% due 01/25/2035 ^•	2,682	2,276
3.720% due 04/25/2034 ^•	1,957	1,562
4.125% due 04/25/2034 ^•	2,821	2,306
Residential Asset Securities Corp. Trust
2.168% due 08/25/2036 •	6,425	6,129
2.178% due 07/25/2036 •	8,556	8,253
2.178% due 11/25/2036 ^•	4,469	4,322
2.188% due 11/25/2036 •	19,111	17,214
2.228% due 04/25/2037 •	26,977	26,174
2.238% due 02/25/2037 •	5,000	4,761
2.258% due 10/25/2036 •	48,530	47,823
2.268% due 11/25/2036 ^•	86,032	78,540
2.278% due 07/25/2036 •	1,743	1,718
2.278% due 07/25/2036 ^•	14,519	11,654
2.288% due 04/25/2036 •	3,004	3,015
2.288% due 07/25/2036 •	11,310	9,378
2.298% due 04/25/2036 •	19,720	19,274
2.298% due 07/25/2036 •	16,300	14,450
2.358% due 04/25/2037 •	50,445	49,208
2.388% due 03/25/2036 •	9,273	9,288
2.398% due 02/25/2036 •	3,037	3,049
2.418% due 02/25/2036 •	10,985	10,631
2.428% due 11/25/2035 •	18,579	18,012
2.438% due 12/25/2035 •	721	724
2.458% due 10/25/2035 •	11,326	11,089
2.458% due 11/25/2035 •	5,611	5,636
2.478% due 01/25/2036 •	10,500	10,500
2.608% due 08/25/2035 •	7,500	7,531
2.608% due 09/25/2035 •	5,250	5,269
2.668% due 06/25/2035 •	3,204	3,230
2.670% due 04/25/2036	369	369
2.768% due 04/25/2034 •	2,145	2,131
2.813% due 01/25/2035 •	2,433	2,445
2.843% due 02/25/2034 •	3,621	3,629
2.858% due 12/25/2034 •	4,754	4,762
2.918% due 04/25/2035 •	2,716	2,739
3.068% due 07/25/2035 •	6,797	6,876
Residential Funding Home Loan Trust
2.148% due 05/25/2036 •	580	567
Salomon Mortgage Loan Trust

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.918% due 11/25/2033 •		$602	$603
Saxon Asset Securities Trust
2.198% due 05/25/2037 •		36,165	29,827
2.274% due 11/25/2035 •		6,000	3,867
2.328% due 09/25/2047 •		24,456	23,882
2.518% due 03/25/2032 •		297	296
2.993% due 12/25/2033 •		3,360	3,284
Securitized Asset-Backed Receivables LLC Trust
2.098% due 11/25/2036 ^•		165	63
2.118% due 07/25/2036 •		25,953	14,205
2.158% due 07/25/2036 •		18,311	16,039
2.158% due 08/25/2036 •		29,455	16,353
2.168% due 07/25/2036 •		25,890	14,356
2.168% due 09/25/2036 •		5,099	2,521
2.178% due 07/25/2036 •		6,633	3,531
2.178% due 11/25/2036 •		8,634	3,372
2.188% due 08/25/2036 ^•		10,389	4,687
2.258% due 07/25/2036 •		4,737	2,688
2.268% due 05/25/2036 •		2,884	1,856
2.268% due 06/25/2036 •		25,466	20,007
2.308% due 12/25/2035 •		5,904	5,831
2.375% due 12/25/2036 ^		527	172
2.418% due 12/25/2035 •		13,842	7,031
2.598% due 11/25/2035 •		4,048	4,044
2.618% due 11/25/2035 •		33,254	26,842
2.690% due 12/25/2036		84,276	41,287
2.693% due 01/25/2035 •		2,430	2,412
2.978% due 01/25/2036 ^•		1,533	1,227
SG Mortgage Securities Trust
2.158% due 10/25/2036 •		27,086	25,258
Sierra Madre Funding Ltd.
2.442% due 09/07/2039 •		48,763	45,130
SLM Private Credit Student Loan Trust
2.359% due 12/16/2041 •		3,527	3,439
SLM Private Education Loan Trust
5.278% due 05/16/2044 •		1,342	1,346
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	376	410
0.027% due 10/25/2039 •		8,767	9,325
3.776% due 04/25/2023 •		$14,962	15,120
SMB Private Education Loan Trust
3.050% due 05/15/2026		77	77
SoFi Alternative Trust
2.911% due 01/17/2045 ~		659,558	683,111
4.565% due 05/16/2050 ~		373,746	392,874
4.626% due 06/15/2050 ~		652,776	685,487
SoFi Consumer Loan Program Trust
3.200% due 08/25/2027		4,611	4,625
SoFi Professional Loan Program LLC
2.968% due 01/25/2039 •		1,644	1,654
3.020% due 02/25/2040		13,295	13,576
Soundview Home Loan Trust
2.128% due 01/25/2037 •		271	218
2.128% due 02/25/2037 •		219	82
2.168% due 07/25/2036 •		45,535	44,955
2.168% due 03/25/2037 •		22,544	21,841
2.178% due 10/25/2036 •		7,618	7,604
2.178% due 01/25/2037 •		49,451	40,017
2.188% due 06/25/2036 •		10,667	10,629
2.188% due 11/25/2036 •		73,706	31,657
2.218% due 06/25/2037 •		186,711	148,798
2.228% due 06/25/2037 •		9,547	7,329
2.248% due 06/25/2036 •		10,000	9,691
2.258% due 07/25/2036 •		9,800	9,213
2.258% due 01/25/2037 •		21,522	17,598
2.268% due 10/25/2036 •		32,578	31,508
2.268% due 11/25/2036 •		335	316
2.288% due 12/25/2036 •		11,000	10,235
2.328% due 02/25/2036 •		14,610	13,835
2.368% due 12/25/2035 •		17,298	17,288
2.388% due 03/25/2036 •		14,893	11,435
2.388% due 02/25/2037 •		23,356	9,380
2.768% due 06/25/2035 •		17,750	16,634
2.783% due 08/25/2035 •		13,863	13,821
2.843% due 06/25/2035 •		1,014	1,014
3.318% due 11/25/2033 •		355	361
Specialty Underwriting & Residential Finance Trust
2.258% due 09/25/2037 •		20,128	10,558
2.268% due 06/25/2037 •		5,973	4,372
2.288% due 04/25/2037 •		4,614	2,918
3.188% due 12/25/2035 •		2,000	1,931
SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		90,570	91,605
Sprite Ltd.
4.250% due 12/15/2037		45,930	46,775

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Starwood Commercial Mortgage Trust
3.369% due 07/15/2038 •	$47,190	$47,246
3.669% due 07/15/2038 •	25,170	25,247
4.019% due 07/15/2038 •	10,070	10,121
4.269% due 07/15/2038 •	13,000	13,080
4.619% due 07/15/2038 •	12,125	12,163
4.869% due 07/15/2038 •	2,500	2,511
Streeterville ABS CDO Ltd.
2.637% due 11/03/2040 •	64,967	52,286
Structured Asset Investment Loan Trust
2.148% due 07/25/2036 •	47,327	37,258
2.158% due 06/25/2036 •	28,150	27,019
2.168% due 07/25/2036 •	6,512	6,352
2.191% due 07/25/2036 •	50,557	35,272
2.328% due 01/25/2036 •	55,197	52,967
2.718% due 04/25/2033 •	347	342
2.738% due 10/25/2035 •	63,800	63,269
2.753% due 03/25/2035 •	5,724	5,744
2.753% due 08/25/2035 •	1,468	1,474
2.783% due 08/25/2035 •	32,258	32,142
2.798% due 07/25/2035 •	9,504	9,556
2.918% due 04/25/2035 •	12,640	12,847
2.993% due 09/25/2034 •	110	108
Structured Asset Securities Corp.
2.768% due 02/25/2035 •	9,991	9,828
Structured Asset Securities Corp. Mortgage Loan Trust
2.148% due 05/25/2036 •	25,794	24,819
2.153% due 07/25/2036 •	34,612	34,019
2.158% due 09/25/2036 •	512	513
2.158% due 08/25/2046 •	37,870	35,997
2.168% due 09/25/2036 •	7,338	7,207
2.178% due 03/25/2036 •	22,083	21,123
2.178% due 04/25/2036 •	26,049	25,730
2.188% due 06/25/2037 •	4,731	4,720
2.198% due 03/25/2037 •	5,947	3,688
2.218% due 02/25/2037 •	11,019	11,009
2.238% due 10/25/2037 •	47,766	35,703
2.248% due 01/25/2037 •	50,511	36,545
2.248% due 05/25/2047 •	4,699	4,562
2.268% due 09/25/2036 •	27,300	27,104
2.268% due 03/25/2037 •	25,852	16,256
2.288% due 04/25/2036 •	12,000	11,615
2.308% due 07/25/2036 •	32,865	29,238
2.308% due 07/25/2036 ^•	8,143	6,362
2.308% due 09/25/2036 •	62,675	49,202
2.318% due 04/25/2031 •	5,714	5,715
2.318% due 01/25/2037 •	13,630	9,883
2.318% due 03/25/2037 •	8,902	5,652
2.328% due 05/25/2036 •	34,000	30,357
2.328% due 12/25/2036 •	35,465	17,528
2.338% due 05/25/2037 •	1,524	1,524
2.488% due 02/25/2036 •	12,034	11,619
2.518% due 11/25/2037 •	5,100	4,668
2.618% due 12/25/2035 •	24,002	18,500
3.018% due 08/25/2037 •	10,459	10,527
3.023% due 11/25/2035 •	1,457	1,466
3.068% due 08/25/2037 •	7,000	7,063
3.118% due 10/25/2037 •	66,661	34,450
4.118% due 11/25/2035 •	3,000	3,134
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.450% due 02/25/2032	224	219
Structured Asset Securities Corp. Trust
7.049% due 05/25/2031 ~	2,920	2,652
Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •	21,206	21,220
3.473% due 01/17/2026 •	16,464	16,475
Symphony CLO Ltd.
3.333% due 10/15/2025 •	75,672	75,710
Taberna Preferred Funding Ltd.
2.687% due 02/05/2036 •	83,255	74,930
2.759% due 07/05/2035 •	23,547	21,428
2.807% due 07/05/2035 •	355	323
Terwin Mortgage Trust
2.188% due 07/25/2037 •	3,515	3,401
2.328% due 04/25/2037 •	15,805	15,447
2.418% due 09/25/2036 •	12,700	5,773
4.268% due 10/25/2038 •	2,425	2,478
Towd Point Mortgage Trust
3.018% due 05/25/2058 •	38,701	39,037
Trapeza CDO LLC
3.702% due 01/20/2034 •	227	223
Trapeza CDO Ltd.
2.465% due 11/09/2042 •	20,762	19,075
2.515% due 11/09/2042 •	14,000	11,445
2.586% due 01/27/2040 •	38,440	35,990
2.593% due 04/06/2042 •	20,611	18,833

22	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.653% due 04/06/2042 •		$8,300	$6,308
2.686% due 01/25/2035 •		7,077	6,608
Triaxx Prime CDO Ltd.
2.349% due 10/02/2039 •		10,269	5,386
2.845% due 10/02/2039 •		112,185	111,018
Tropic CDO Ltd.
2.593% due 07/15/2036 •		29,068	26,270
2.623% due 07/15/2036 •		34,630	30,951
Truman Capital Mortgage Loan Trust
2.278% due 03/25/2036 •		105	104
TruPS Financials Note Securitization Ltd.
3.274% due 03/30/2039 •		208,988	203,764
U.S. Capital Funding Ltd.
2.618% due 10/10/2040 •		49,359	43,868
Upstart Securitization Trust
2.897% due 09/20/2029		17,094	17,135
Utah State Board of Regents
2.768% due 09/25/2056 •		28,339	28,364
VB-S1 Issuer LLC
3.065% due 06/15/2046		6,000	6,006
Vertical Bridge CC LLC
5.193% due 10/15/2046		10,746	11,061
WaMu Asset-Backed Certificates WaMu Trust
2.128% due 04/25/2037 •		55	28
2.168% due 01/25/2037 •		55,571	48,132
2.188% due 07/25/2047 •		17,336	12,062
2.243% due 05/25/2037 •		54,106	52,166
2.258% due 05/25/2037 •		29,084	26,281
2.268% due 05/25/2037 •		19,863	17,964
Washington Mutual Asset-Backed Certificates Trust
2.078% due 10/25/2036 •		160	81
2.168% due 05/25/2036 •		15,541	13,144
2.198% due 10/25/2036 •		16,087	8,379
2.258% due 08/25/2036 •		10,845	8,052
Wells Fargo Home Equity Asset-Backed Securities Trust
2.228% due 03/25/2037 •		2,338	2,192
2.248% due 04/25/2037 •		22,743	22,239
2.308% due 07/25/2036 •		6,700	6,544
2.963% due 11/25/2035 •		2,600	2,606
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2.648% due 04/25/2034 •		107	103

Total Asset-Backed Securities (Cost $25,009,886)			26,020,632

SOVEREIGN ISSUES 4.4%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	49,690	20,915
3.380% due 12/31/2038 þ		57,223	24,207
3.750% due 12/31/2038 þ(n)		$161,698	64,883
3.875% due 01/15/2022	EUR	29,440	12,758
4.625% due 01/11/2023		$112,612	47,467
5.000% due 01/15/2027	EUR	18,600	7,913
5.250% due 01/15/2028		31,300	13,284
5.625% due 01/26/2022		$77,270	33,613
5.875% due 01/11/2028 (n)		102,517	41,905
6.250% due 11/09/2047	EUR	5,700	2,509
6.625% due 07/06/2028		$20,700	8,694
6.875% due 01/26/2027		59,200	25,027
6.875% due 01/11/2048 (n)		8,860	3,766
7.125% due 07/06/2036 (n)		70,200	30,187
7.500% due 04/22/2026		69,800	31,149
7.625% due 04/22/2046		8,100	3,552
7.820% due 12/31/2033	EUR	93,048	49,014
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	235,699	3,211
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		12,008,715	60,837
62.614% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		171,750	1,284
79.499% (ARLLMONP) due 06/21/2020 ~(a)		39,938,730	301,268
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	39,100	46,365
4.950% due 02/11/2020		2,400	2,662
6.350% due 11/30/2041		5,500	9,447
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (h)	BRL	3,658,246	869,541
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$29,300	29,630
3.125% due 10/11/2027		61,800	65,036

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Export-Credit Bank of Turkey
8.250% due 01/24/2024		$25,400	$26,901
Export-Import Bank of China
0.250% due 12/02/2019	EUR	4,600	5,017
Kuwait International Government Bond
2.750% due 03/20/2022		$62,710	63,629
3.500% due 03/20/2027		159,200	171,917
Peru Government International Bond
5.400% due 08/12/2034	PEN	2,533	801
5.700% due 08/12/2024		41,254	13,629
5.940% due 02/12/2029		801,199	269,128
6.150% due 08/12/2032		470,992	159,579
6.350% due 08/12/2028		803,007	277,577
6.900% due 08/12/2037		9,217	3,350
6.950% due 08/12/2031		513,633	185,975
8.200% due 08/12/2026		595,933	224,438
Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	213,790	1,300
63.194% due 05/31/2022 •(a)		372,580	2,176
Qatar Government International Bond
3.875% due 04/23/2023		$90,000	95,310
5.103% due 04/23/2048		21,700	27,788
Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	5,465	6,605
3.000% due 02/24/2024 þ		10,304	12,707
3.000% due 02/24/2025 þ		5,465	6,883
3.000% due 02/24/2026 þ		11,175	14,296
3.000% due 02/24/2027 þ		14,875	19,260
3.000% due 02/24/2028 þ		10,716	14,169
3.000% due 02/24/2029 þ		7,466	9,904
3.000% due 02/24/2030 þ		16,266	21,860
3.000% due 02/24/2031 þ		7,266	9,824
3.000% due 02/24/2032 þ		6,166	8,386
3.000% due 02/24/2033 þ		5,866	8,016
3.000% due 02/24/2034 þ		46,343	63,971
3.000% due 02/24/2035 þ		9,906	13,611
3.000% due 02/24/2036 þ		19,180	26,540
3.000% due 02/24/2037 þ		6,366	8,854
3.000% due 02/24/2038 þ		6,366	8,855
3.000% due 02/24/2039 þ		8,600	12,109
3.000% due 02/24/2040 þ		6,366	8,856
3.000% due 02/24/2041 þ		7,066	10,035
3.000% due 02/24/2042 þ		6,666	9,397
Republic of South Africa Government International Bond
4.850% due 09/30/2029		$62,900	62,761
5.750% due 09/30/2049		62,900	62,668
Saudi Government International Bond
2.375% due 10/26/2021		400	401
2.875% due 03/04/2023		99,900	101,641
3.250% due 10/26/2026		188,500	194,993
3.625% due 03/04/2028		21,600	22,937
4.000% due 04/17/2025		556,020	596,660
4.375% due 04/16/2029		42,600	47,912
4.500% due 10/26/2046		43,900	49,061
4.625% due 10/04/2047		35,500	40,408
5.000% due 04/17/2049		62,942	75,907
Turkey Government International Bond
4.625% due 03/31/2025	EUR	130,000	145,701
5.625% due 03/30/2021		$45,800	47,035
5.750% due 03/22/2024		45,400	45,343
6.350% due 08/10/2024		4,400	4,488
7.250% due 12/23/2023		177,900	188,434
7.625% due 04/26/2029		323,500	344,558
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		67,641	7,610
7.000% due 03/31/2038 ^(e)		8,428	948
7.650% due 04/21/2025 ^(e)		40,703	4,579
7.750% due 10/13/2019 ^(e)		12,195	1,372
8.250% due 10/13/2024 ^(e)		53,077	5,971
9.000% due 05/07/2023 ^(e)		23,441	2,637
9.250% due 09/15/2027 ^(e)		60,703	6,829
9.250% due 05/07/2028 ^(e)		75,546	8,499
11.750% due 10/21/2026 ^(e)		6,260	704
11.950% due 08/05/2031 ^(e)		64,700	7,279

Total Sovereign Issues (Cost $7,443,652)			5,710,113

		SHARES
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.0%
iHeartMedia, Inc.		37,681	565

CONSUMER DISCRETIONARY 0.1%
Caesars Entertainment Corp. (f)		11,846,058	138,125

ENERGY 0.0%
Dommo Energia S.A. «(f)(l)		13,118,939	13,820

		SHARES			MARKET VALUE (000s)
Dommo Energia S.A. SP-ADR «(f)		27,883		$	374

					14,194

HEALTH CARE 0.0%
NVHL S.A. ‘A’ «(f)(l)		8,220			15
NVHL S.A. ‘B’ «(f)(l)		8,220			15
NVHL S.A. ‘C’ «(f)(l)		8,220			15
NVHL S.A. ‘D’ «(f)(l)		8,220			14
NVHL S.A. ‘E’ «(f)(l)		8,220			14
NVHL S.A. ‘F’ «(f)(l)		8,220			14
NVHL S.A. ‘G’ «(f)(l)		8,220			14
NVHL S.A. ‘H’ «(f)(l)		8,220			14
NVHL S.A. ‘I’ «(f)(l)		8,220			14
NVHL S.A. ‘J’ «(f)(l)		8,220			14

					143

INDUSTRIALS 0.0%
Westmoreland Mining Holdings LLC «(l)		144,947			1,812

UTILITIES 0.0%
Eneva S.A. (f)(l)		106,360			785
Eneva S.A. (l)		292,516			2,159

					2,944

Total Common Stocks (Cost $146,558)					157,783

WARRANTS 0.2%
COMMUNICATION SERVICES 0.2%
iHeartMedia, Inc.		18,345,176			275,178

INDUSTRIALS 0.0%
Sequa Corp.-Exp. 04/28/2024 «		684,000			1,087

MATERIALS 0.0%
Novasep Holding SAS-Exp. 05/31/2022 «		116,700			57

Total Warrants (Cost $354,379)					276,322

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Encina Private Credit LLC «		24,670			0
Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(j)		87,500			9,428
Nationwide Building Society
10.250% ~		666,220			128,607
VEREIT, Inc.
6.700% due 10/30/2019 (j)		235,741			5,976

					144,011

INDUSTRIALS 0.0%
Sequa Corp. (12.000% PIK)
12.000% «(d)		15,453			17,102

Total Preferred Securities (Cost $156,355)					161,113

REAL ESTATE INVESTMENT TRUSTS 0.2%

REAL ESTATE 0.2%
VICI Properties, Inc.		11,483,010			260,090

Total Real Estate Investment Trusts (Cost $157,895)					260,090

SHORT-TERM INSTRUMENTS 0.2%
REPURCHASE AGREEMENTS (m) 0.0%					26,778

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.1%
6.641% due 05/13/2020- 10/29/2020 (g)(h)	ARS	7,804,683			69,504
U.S. TREASURY BILLS 0.1%
1.943% due 10/22/2019- 12/26/2019 (g)(h)(n)(p)(r)		$166,939	$		166,474

Total Short-Term Instruments (Cost $407,627)					262,756

Total Investments in Securities (Cost $166,687,134)					169,127,886

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	SHARES		MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

COMMON STOCKS 0.2%
COMMUNICATION SERVICES 0.2%
Clear Channel Outdoor Holdings, Inc. (f)	50,638,436	$	127,609
iHeartMedia, Inc. ‘A’ (f)	2,815,459		42,232

			169,841

INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC «(l)	15,369,768		2,890

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%
PIMCO Short-Term Floating NAV Portfolio III	277,278,310		2,743,114

Total Short-Term Instruments (Cost $3,061,119)			2,915,845

Total Investments in Affiliates (Cost $3,061,119)			2,915,845

Total Investments 131.6% (Cost $169,748,253)			$172,043,731
Financial Derivative Instruments (o)(q) 0.7% (Cost or Premiums, net $(1,082,623))			921,005
Other Assets and Liabilities, net (32.3)%			(42,215,332)

Net Assets 100.0%			$130,749,404

24	See Accompanying Notes

September 30, 2019

(Unaudited)

Notes to Consolidated Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$25,648	$26,332	0.02%
Britannia Property Owner LLC 5.225% due 10/09/2021	11/15/2018	48,061	47,968	0.04
Cheltenham 5.675% due 11/09/2021	11/15/2018	62,131	62,208	0.05
CIMIC Group Ltd. 0.000% due 10/31/2019	11/08/2018	24,911	24,938	0.02
CIMIC Group Ltd. 0.000% due 10/17/2019	11/08/2018	18,465	18,479	0.02
Dommo Energia S.A.	12/21/2017 - 12/26/2017	3,413	13,820	0.01
Dream Hotel 5.325% due 01/31/2021	11/15/2018	41,942	42,057	0.03
Eneva S.A.	03/25/2019	1,850	2,944	0.00
Fidere Gestion De Vivienda 2.500% due 05/15/2020	10/31/2018	109,503	105,617	0.08
GHH Holdings Ltd. 2.613% due 12/04/2024	10/10/2018	98,495	92,332	0.07
Grey Barn LLC 5.025% due 09/09/2021	11/15/2018	95,251	95,423	0.07
Hotel (PL Property) Ltd. 2.667% due 02/07/2023	07/09/2018	71,550	66,479	0.05
Isla Vista Owner LLC 4.870% due 05/09/2020	11/15/2018	53,633	53,701	0.04
Kiinteisto oy Paulon Talo 2.300% due 02/15/2021	04/18/2018	51,045	45,017	0.04
Kiinteisto oy Paulon Talo 2.350% due 02/15/2021	04/18/2018	55,630	49,060	0.04
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	26	15	0.00
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	26	15	0.00
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	26	15	0.00
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	27	14	0.00
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	27	14	0.00
Oasis West 5.280% due 03/08/2022	07/13/2018	200,000	200,931	0.15
Sierra Hamilton Holder LLC	07/31/2017	3,896	2,890	0.00
Tawny Funding S.A. 3.150% due 03/16/2023	08/28/2018	323,352	300,492	0.23
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	39	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 03/20/2019	4,070	1,812	0.00

		$1,293,152	$1,252,643	0.96%

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.500%	09/30/2019	10/01/2019	$26,778	U.S. Treasury Notes 2.250% due 03/31/2021	$(27,317)	$26,778	$26,779

Total Repurchase Agreements						$(27,317)	$26,778	$26,779

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	1.500%	09/24/2019	TBD	(3)		$(2,105)	$(2,106)
	1.850	09/11/2019	TBD	(3)		(1,470)	(1,471)
	1.850	09/17/2019	TBD	(3)		(6,945)	(6,950)
	2.250	08/07/2019	TBD	(3)		(7,161)	(7,186)
BOM	2.190	08/28/2019	11/12/2019			(4,415)	(4,424)
	2.200	08/28/2019	11/12/2019			(6,623)	(6,636)
	2.200	08/30/2019	11/12/2019			(1,427)	(1,430)
	2.250	09/12/2019	10/10/2019			(350,039)	(350,455)
	2.310	08/02/2019	10/10/2019			(716,879)	(719,639)
	2.310	10/01/2019	10/08/2019			(425,475)	(425,475)
	2.330	07/24/2019	10/22/2019			(41,500)	(41,685)
	2.330	08/28/2019	10/22/2019			(4,967)	(4,978)
	2.330	09/26/2019	10/22/2019			(1,810)	(1,811)
	2.370	08/30/2019	10/16/2019			(21,840)	(21,886)
	2.370	09/24/2019	10/16/2019			(52,941)	(52,966)
	2.370	09/26/2019	10/16/2019			(67,083)	(67,105)
BOS	1.270	09/24/2019	10/01/2019			(9,373)	(9,375)
	2.000	10/01/2019	10/09/2019			(15,188)	(15,187)
	2.150	10/01/2019	10/07/2019			(4,354)	(4,354)
	2.200	09/27/2019	10/16/2019			(5,310)	(5,312)
	2.250	09/04/2019	10/15/2019			(10,448)	(10,465)
	2.260	09/12/2019	10/10/2019			(2,789,308)	(2,792,635)
	2.270	09/16/2019	10/16/2019			(19,136)	(19,154)
	2.270	09/26/2019	10/15/2019			(70,433)	(70,455)
	2.270	10/01/2019	10/15/2019			(25,823)	(25,823)
BRC	0.500	09/23/2019	TBD	(3)		(2,662)	(2,662)
	2.200	08/07/2019	TBD	(3)		(5,731)	(5,750)
	2.250	08/07/2019	TBD	(3)		(15,395)	(15,448)
	2.250	08/21/2019	TBD	(3)		(7,496)	(7,515)
BSN	2.240	09/16/2019	10/16/2019			(530,271)	(530,766)
	2.250	08/13/2019	10/11/2019			(1,472)	(1,477)
	2.250	08/30/2019	10/11/2019			(19,316)	(19,355)
	2.270	08/13/2019	10/10/2019			(2,015,312)	(2,021,539)
	2.290	08/19/2019	10/02/2019			(16,830)	(16,876)
	2.290	08/30/2019	10/02/2019			(7,683)	(7,698)
	2.310	08/30/2019	10/03/2019			(24,145)	(24,195)
	2.310	09/27/2019	10/03/2019			(2,601)	(2,602)
CFR	1.650	09/25/2019	TBD	(3)		(3,069)	(3,070)
	2.250	08/21/2019	TBD	(3)		(19,567)	(19,617)
CIB	2.230	09/12/2019	10/10/2019			(139,094)	(139,258)
	2.290	08/22/2019	10/22/2019			(229,027)	(229,610)
	2.330	10/01/2019	10/08/2019			(484,155)	(484,155)
CSN	2.250	09/12/2019	10/10/2019			(650,670)	(651,443)
	2.360	08/20/2019	10/03/2019			(18,744)	(18,796)
	2.370	08/20/2019	10/03/2019			(236,181)	(236,834)
DEU	2.250	08/30/2019	10/08/2019			(17,502)	(17,536)
	2.250	09/04/2019	10/01/2019			(3,214)	(3,219)
FAR	2.250	09/25/2019	10/04/2019			(98,803)	(98,840)
	2.270	09/25/2019	10/10/2019			(1,981,985)	(1,982,735)
	2.280	09/20/2019	12/20/2019			(695,218)	(695,702)
	2.300	09/19/2019	10/21/2019			(1,153,420)	(1,154,304)
GRE	2.260	10/01/2019	10/03/2019			(833)	(833)
	2.290	08/30/2019	10/08/2019			(4,829)	(4,839)
	2.320	10/01/2019	10/15/2019			(279,268)	(279,268)
GSC	2.250	08/19/2019	10/21/2019			(340,469)	(341,384)
IND	2.260	09/12/2019	10/10/2019			(1,141,556)	(1,142,918)
JML	1.130	09/23/2019	12/20/2019		GBP	(687)	(845)
JPS	2.000	09/26/2019	10/04/2019			$(8,488)	(8,490)
	2.200	09/26/2019	12/20/2019			(564,375)	(564,547)
	2.200	09/30/2019	10/01/2019			(292,950)	(292,968)
	2.220	09/20/2019	10/18/2019			(50,481)	(50,515)
	2.270	09/12/2019	10/10/2019			(500,721)	(501,321)
MEI	1.000	09/30/2019	TBD	(3)		(20,659)	(20,660)
	1.500	09/24/2019	TBD	(3)		(20,723)	(20,729)
NOM	1.950	09/23/2019	TBD	(3)		(1,328)	(1,329)
	2.000	09/23/2019	TBD	(3)		(2,779)	(2,780)
	2.240	08/14/2019	11/13/2019			(3,343,998)	(3,353,985)
NXN	2.260	09/12/2019	10/10/2019			(970,639)	(971,797)
	2.290	10/01/2019	10/15/2019			(37,859)	(37,859)
	2.360	08/05/2019	10/02/2019			(239,709)	(240,605)

26	See Accompanying Notes

September 30, 2019

(Unaudited)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
RCY	2.210%	09/12/2019	11/12/2019		$(2,366,424)	$(2,369,184)
	2.280	08/30/2019	10/11/2019		(3,731)	(3,739)
	2.280	09/04/2019	10/11/2019		(4,285)	(4,292)
	2.280	09/05/2019	10/11/2019		(8,865)	(8,880)
	2.280	10/01/2019	10/11/2019		(204,267)	(204,267)
	2.450	09/20/2019	10/21/2019		(506,815)	(507,194)
SAL	2.000	09/23/2019	TBD	(3)	(13,016)	(13,022)
	2.260	09/12/2019	10/10/2019		(489,720)	(490,304)
SCX	2.260	10/01/2019	10/11/2019		(2,647)	(2,647)
	2.270	10/01/2019	10/04/2019		(1,324)	(1,324)
	2.280	10/01/2019	10/11/2019		(2,835)	(2,835)
	2.290	10/01/2019	10/08/2019		(132)	(132)
	2.350	08/16/2019	10/02/2019		(1,347)	(1,352)
	2.350	08/29/2019	10/02/2019		(551)	(552)
	2.350	09/19/2019	10/18/2019		(518,951)	(519,357)
	2.370	10/01/2019	10/15/2019		(1,547,747)	(1,547,747)
SGY	2.220	09/12/2019	11/13/2019		(239,829)	(240,110)
	2.220	09/13/2019	11/13/2019		(523,058)	(523,639)
	2.220	09/16/2019	11/14/2019		(683,914)	(684,547)
	2.220	09/17/2019	11/15/2019		(982,715)	(983,563)
	2.250	10/01/2019	10/03/2019		(2,118)	(2,118)
	2.270	09/19/2019	11/19/2019		(747,580)	(748,146)
	2.310	08/26/2019	10/21/2019		(395,135)	(396,048)
UAG	2.320	09/19/2019	10/21/2019		(454,781)	(455,133)

Total Reverse Repurchase Agreements						$(30,607,769)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Sale-Buyback Transactions (4)
BPG	2.170%	09/10/2019	11/27/2019		$(16,677)	$(16,698)
GSC	2.220	08/23/2019	10/07/2019		(24,517)	(24,576)
UBS	2.260	08/16/2019	10/08/2019		(301,036)	(301,905)
	2.260	08/28/2019	10/08/2019		(24,275)	(24,327)
	2.260	08/29/2019	10/08/2019		(1,655)	(1,659)
	2.260	08/30/2019	10/08/2019		(549)	(550)
	2.260	10/01/2019	10/08/2019		(105)	(105)
	2.270	09/06/2019	10/07/2019		(171,515)	(171,785)
	2.270	10/01/2019	10/07/2019		(2,406)	(2,406)
	2.290	08/13/2019	10/07/2019		(6,118)	(6,137)
	2.290	08/28/2019	10/07/2019		(110)	(110)
	2.290	08/29/2019	10/07/2019		(8,166)	(8,183)
	2.290	09/06/2019	10/07/2019		(11,663)	(11,681)
	2.290	09/09/2019	10/02/2019		(14,533)	(14,554)
	2.290	10/01/2019	10/07/2019		(1,151)	(1,151)
	2.310	09/06/2019	10/10/2019		(17,152)	(17,179)
	2.650	02/01/2019	01/31/2020		(480,262)	(488,970)
	2.650	03/13/2019	01/31/2020		(93,657)	(95,067)
	2.650	04/18/2019	01/31/2020		(101,487)	(102,738)

Total Sale-Buyback Transactions						$(1,289,781)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.0)%
Fannie Mae UMBS, TBA	3.000%	10/01/2034	$43,000	$(44,082)	$(43,962)
Fannie Mae UMBS, TBA	3.500	11/01/2049	1,758,250	(1,798,968)	(1,804,370)
Fannie Mae UMBS, TBA	4.000	10/01/2034	46,200	(48,084)	(48,069)
Fannie Mae UMBS, TBA	4.000	11/01/2034	60,000	(62,391)	(62,428)
Fannie Mae UMBS, TBA	4.000	11/01/2049	1,990,000	(2,063,770)	(2,066,413)
Fannie Mae UMBS, TBA	4.500	11/01/2034	6,000	(6,149)	(6,179)
Fannie Mae UMBS, TBA	4.500	11/01/2049	2,321,400	(2,442,317)	(2,446,357)
Fannie Mae UMBS, TBA	5.000	11/01/2049	493,250	(528,163)	(528,818)
Freddie Mac, TBA	3.000	10/01/2049	2,000	(2,043)	(2,032)
Freddie Mac, TBA	4.000	10/01/2049	88,800	(92,185)	(92,217)
Ginnie Mae, TBA	3.000	11/01/2049	44,550	(45,565)	(45,683)
Ginnie Mae, TBA	3.500	10/01/2049	3,000	(3,125)	(3,117)
Ginnie Mae, TBA	3.500	11/01/2049	351,700	(363,693)	(364,257)
Ginnie Mae, TBA	4.000	10/01/2049	911,325	(946,886)	(947,831)
Ginnie Mae, TBA	4.000	11/01/2049	508,000	(527,745)	(528,201)
Ginnie Mae, TBA	4.500	10/01/2049	119,950	(125,179)	(125,385)
Ginnie Mae, TBA	4.500	11/01/2049	260,250	(272,094)	(271,799)
Ginnie Mae, TBA	5.000	10/01/2049	899,900	(946,231)	(948,832)
Ginnie Mae, TBA	5.000	11/01/2049	178,000	(187,567)	(187,477)

Total Short Sales (8.0)%				$(10,506,237)	$(10,523,427)

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BCY	$0	$(17,713)	$0	$(17,713)	$19,972	$2,259
BOM	0	(1,698,490)	0	(1,698,490)	1,271,157	(427,333)
BOS	0	(2,952,760)	0	(2,952,760)	2,989,267	36,507
BRC	0	(31,375)	0	(31,375)	36,322	4,947
BSN	0	(2,624,508)	0	(2,624,508)	2,695,998	71,490
CFR	0	(22,687)	0	(22,687)	22,777	90
CIB	0	(853,023)	0	(853,023)	861,251	8,228
CSN	0	(907,073)	0	(907,073)	937,922	30,849
DEU	0	(20,755)	0	(20,755)	20,583	(172)
FAR	0	(3,931,581)	0	(3,931,581)	4,086,681	155,100
FICC	26,779	0	0	26,779	(27,317)	(538)
GRE	0	(284,940)	0	(284,940)	283,417	(1,523)
GSC	0	(341,384)	0	(341,384)	351,515	10,131
IND	0	(1,142,918)	0	(1,142,918)	1,175,438	32,520
JML	0	(845)	0	(845)	1,023	178
JPS	0	(1,417,841)	0	(1,417,841)	1,427,702	9,861
MEI	0	(41,389)	0	(41,389)	41,779	390
NOM	0	(3,358,094)	0	(3,358,094)	3,454,987	96,893
NXN	0	(1,250,261)	0	(1,250,261)	1,282,994	32,733
RCY	0	(3,097,556)	0	(3,097,556)	3,179,102	81,546
SAL	0	(503,326)	0	(503,326)	522,295	18,969
SCX	0	(2,075,946)	0	(2,075,946)	1,488,484	(587,462)
SGY	0	(3,578,171)	0	(3,578,171)	3,717,004	138,833
UAG	0	(455,133)	0	(455,133)	479,084	23,951
UBS	0	0	0	0	(2,200)	(2,200)
Master Securities Forward Transaction Agreement
BPG	0	0	(16,698)	(16,698)	16,566	(132)
BPS	0	0	0	0	111	111
GSC	0	0	(24,576)	(24,576)	24,459	(117)
UBS	0	0	(1,248,507)	(1,248,507)	1,251,451	2,944

Total Borrowings and Other Financing Transactions	$26,779	$(30,607,769)	$(1,289,781)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(292,968)	$(8,490)	$(845)	$(62,249)	$(364,552)
U.S. Government Agencies	0	(15,792,428)	(9,598,876)	0	(25,391,304)
U.S. Treasury Obligations	(12,594)	(1,160,209)	(577,037)	0	(1,749,840)
Sovereign Issues	0	0	0	(68,047)	(68,047)

Total	$(305,562)	$(16,961,127)	$(10,176,758)	$(130,296)	$(27,573,743)
Sale-Buyback Transactions
U.S. Treasury Obligations	0	(586,308)	(16,698)	(686,775)	(1,289,781)

Total	$0	$(586,308)	$(16,698)	$(686,775)	$(1,289,781)

Total Borrowings	$(305,562)	$(17,547,435)	$(10,193,456)	$(817,071)	$(28,863,524)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(28,863,524)

(n)	Securities with an aggregate market value of $31,715,023 and cash of $8,008 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(32,393,855) at a weighted average interest rate of 2.525%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(6,452) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(3,034,026) is outstanding at period end.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

28	See Accompanying Notes

September 30, 2019

(Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	3	$570	$(5)	$0	$0
Euro-Buxl 30-Year Bond December Futures	12/2019	3	711	(21)	0	(6)
U.S. Treasury 10-Year Note December Futures	12/2019	34,168	4,452,518	(49,996)	0	(2,670)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	21,030	4,035,788	(107,614)	1,314	0

				$(157,636)	$1,314	$(2,676)

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	11,965	$(1,189,960)	$(13,546)	$6,762	$(484)
Japan Government 10-Year Bond December Futures	12/2019	1,386	(1,987,123)	628	2,692	0
U.S. Treasury 5-Year Note December Futures	12/2019	106,096	(12,641,173)	87,710	4,973	0
United Kingdom Long Gilt December Futures	12/2019	48,959	(8,080,914)	(25,282)	0	(23,477)

				$49,510	$14,427	$(23,961)

Total Futures Contracts				$(108,126)	$15,741	$(26,637)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

									Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Constellation Energy Group, Inc.	(1.000)%	Quarterly	06/20/2020	0.038%	$1,900	$(15)	$1	$(14)	$0	$0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	0.727	2,200	(28)	6	(22)	2	0
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	2.221	2,200	(304)	33	(271)	4	0

						$(347)	$40	$(307)	$6	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.218%		$25,200	$435	$7	$442	$1	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	4.513		7,800	(44)	211	167	17	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454	EUR	55,500	76	17	93	9	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.283		$2,000	235	(1)	234	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.393		19,400	30	119	149	1	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		72,800	(1,215)	1,277	62	9	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.850		11,600	1,094	(26)	1,068	0	(5)

							$611	$1,604	$2,215	$37	$(5)

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

								Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$108,768	$(7,614)	$(955)	$(8,569)	$0	$(205)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024	20,196	(1,229)	(226)	(1,455)	0	(46)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024	352,600	(23,536)	(523)	(24,059)	8	(948)

					$(32,379)	$(1,704)	$(34,083)	$8	$(1,199)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.EM-24 5-Year Index	1.000%	Quarterly	12/20/2020	$30,337	$66	$80	$146	$10	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	35,308	(816)	143	(673)	8	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	18,700	(651)	75	(576)	9	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	133,700	(5,951)	726	(5,225)	11	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	976,000	(49,055)	3,544	(45,511)	649	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	93,600	(4,614)	(285)	(4,899)	48	0
CDX.HY-24 5-Year Index	5.000	Quarterly	06/20/2020	2,140,353	41,953	(596)	41,357	1,255	0
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020	2,293,185	76,088	(595)	75,493	1,602	0

					$57,020	$3,092	$60,112	$3,592	$0

INTEREST RATE SWAPS

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	Semi-Annual	03/19/2027	CAD	172,700	$9,232	$(844)	$8,388	$0	$(149)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	29,962	(4,133)	25,829	0	(330)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	(35)	8,177	0	(143)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	62	4,033	0	(50)
Receive	3-Month CAD-Bank Bill	2.800	Semi-Annual	12/18/2043		289,300	(20,346)	(19,501)	(39,847)	470	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(4,044)	(1,466)	(5,510)	43	0
Receive	3-Month USD-LIBOR	2.543	Semi-Annual	02/05/2024		$584,700	0	(25,404)	(25,404)	0	(22)
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	02/05/2024		584,700	0	(25,582)	(25,582)	0	(22)
Receive	3-Month USD-LIBOR	2.559	Semi-Annual	02/05/2024		584,900	0	(25,827)	(25,827)	0	(22)
Receive	3-Month USD-LIBOR	2.571	Semi-Annual	02/05/2024		292,500	0	(13,072)	(13,072)	0	(11)
Receive	3-Month USD-LIBOR	2.580	Semi-Annual	02/05/2024		877,700	0	(39,552)	(39,552)	0	(34)
Receive	3-Month USD-LIBOR	2.605	Semi-Annual	02/05/2024		878,200	0	(40,561)	(40,561)	0	(35)
Receive	3-Month USD-LIBOR	2.607	Semi-Annual	02/05/2024		292,800	0	(13,539)	(13,539)	0	(12)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		17,381,100	(357,382)	(954,632)	(1,312,014)	3,019	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		1,404,336	(76,192)	7,445	(68,747)	315	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		288,400	20,101	(29,245)	(9,144)	84	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		4,344,160	(157,052)	(289,406)	(446,458)	1,030	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		423,650	(720)	(16,328)	(17,048)	81	0
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		1,378,400	(16,392)	(7,436)	(23,828)	274	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		835,400	(14,732)	(19,236)	(33,968)	186	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		405,900	(385)	(16,152)	(16,537)	90	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		241,740	5,504	(51,082)	(45,578)	0	(345)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		142,650	(336)	(18,034)	(18,370)	0	(189)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		264,830	(1,907)	(16,246)	(18,153)	0	(356)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		149,670	(2,130)	5,401	3,271	0	(205)
Receive(6)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,680,610	(10,294)	(3,680)	(13,974)	0	(2,260)
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		758,540	(2,697)	19,175	16,478	0	(1,013)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		893,800	(1,923)	(113,227)	(115,150)	0	(1,141)
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027	ZAR	625,500	(1)	2,283	2,282	0	(121)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	283	282	0	(74)
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD	3,175,400	195,330	34,913	230,243	0	(1,170)
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	2,499	31,176	0	(145)
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	10,563	46,125	0	(275)
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	65,214	99,266	0	(1,440)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	44,052	76,098	0	(1,110)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	2,236	2,110	0	(49)

30	See Accompanying Notes

September 30, 2019

(Unaudited)

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027	AUD	1,525,200	$9,736	$137,869	$147,605	$0	$(2,256)
Receive	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	14,652,600	(27,492)	(120,419)	(147,911)	0	(3,340)
Receive	6-Month EUR-EURIBOR	0.000	Annual	09/09/2021		7,440,000	(19,746)	(56,630)	(76,376)	0	(1,650)
Receive	6-Month EUR-EURIBOR	0.230	Annual	08/15/2024		500,000	336	(18,172)	(17,836)	0	(168)
Receive	6-Month EUR-EURIBOR	0.215	Annual	08/20/2024		500,000	282	(17,762)	(17,480)	0	(166)
Receive	6-Month EUR-EURIBOR	0.220	Annual	08/21/2024		550,000	284	(19,651)	(19,367)	0	(182)
Receive	6-Month EUR-EURIBOR	0.220	Annual	08/26/2024		550,000	(34)	(19,305)	(19,339)	0	(179)
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/04/2024		380,000	85	(14,319)	(14,234)	0	(122)
Receive	6-Month EUR-EURIBOR	0.290	Annual	09/05/2024		550,000	97	(21,640)	(21,543)	0	(178)
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024		136,700	22	(5,141)	(5,119)	0	(44)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		267,100	38	(10,145)	(10,107)	0	(84)
Receive	6-Month EUR-EURIBOR	0.230	Annual	09/12/2024		360,000	(115)	(12,708)	(12,823)	0	(113)
Receive	6-Month EUR-EURIBOR	0.180	Annual	09/18/2024		900,000	(34)	(29,236)	(29,270)	0	(273)
Receive	6-Month EUR-EURIBOR	0.195	Annual	09/25/2024		540,000	230	(18,226)	(17,996)	0	(156)
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		875,000	(5,263)	(14,212)	(19,475)	0	(280)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029		3,000,000	(669)	279,791	279,122	0	(2,143)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		5,832,300	(10,230)	552,155	541,925	0	(4,236)
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029		4,913,200	24,293	432,028	456,321	0	(3,624)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,544,200	27,355	(890,782)	(863,427)	35,721	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	09/09/2049		1,290,000	(10,286)	(427,179)	(437,465)	18,187	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	923,675	2,905	(15,334)	(12,429)	0	(3,789)
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		25,900	631	(1,084)	(453)	73	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,855)	(15,771)	(20,626)	1,100	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	17,459	(24,400)	(6,941)	1,274	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		44,520,000	229	(15,983)	(15,754)	706	0
Receive	6-Month JPY-LIBOR	0.285	Semi-Annual	01/25/2028		330,000	24	(123)	(99)	5	0
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		17,900,000	1,130	(6,702)	(5,572)	297	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		18,490,000	10	(6,536)	(6,526)	309	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		99,703,000	5,646	(36,294)	(30,648)	1,770	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		36,330,000	3,225	(14,387)	(11,162)	645	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		8,670,000	(8)	(3,483)	(3,491)	143	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,890,323,000	(90,127)	(763,927)	(854,054)	39,868	0
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		16,170,000	(110)	(6,691)	(6,801)	341	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		7,830,000	55	(3,243)	(3,188)	507	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		4,840,000	(182)	(2,002)	(2,184)	1,035	0
Receive	6-Month JPY-LIBOR	0.446	Semi-Annual	06/18/2029		13,110,000	291	(6,393)	(6,102)	259	0
Receive	6-Month JPY-LIBOR	0.471	Semi-Annual	06/18/2029		13,120,000	(4)	(6,413)	(6,417)	260	0
Pay	6-Month JPY-LIBOR	0.119	Semi-Annual	08/30/2029		35,816,000	0	(2,391)	(2,391)	0	(768)
Pay	6-Month JPY-LIBOR	0.125	Semi-Annual	09/06/2029		27,130,000	0	(1,991)	(1,991)	0	(587)
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		13,464,000	0	(728)	(728)	0	(293)
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		13,821,000	6	(415)	(409)	0	(302)
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029		13,206,000	0	(501)	(501)	0	(288)
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	09/13/2029		12,804,000	0	126	126	0	(281)
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		13,126,000	0	366	366	0	(290)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		20,032,000	0	(431)	(431)	0	(446)
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		13,880,400	0	(525)	(525)	0	(307)
Pay	28-Day MXN-TIIE	8.320	Lunar	02/10/2021	MXN	10,000,000	48	9,582	9,630	0	(368)
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021		10,500,000	0	15,603	15,603	0	(486)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022		11,800,000	0	22,669	22,669	0	(697)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		538,600	0	1,091	1,091	0	(37)
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		936,700	0	1,894	1,894	0	(65)
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		1,673,100	(345)	3,736	3,391	0	(120)
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023		44,600,000	0	116,150	116,150	0	(3,185)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025		6,500,000	0	25,805	25,805	0	(656)
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026		8,240,000	0	40,337	40,337	0	(873)
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027		20,000,000	0	104,794	104,794	0	(2,059)
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,364,100	(13)	(5,777)	(5,790)	130	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		25,700	0	(110)	(110)	2	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		7,726,300	(4,092)	(29,257)	(33,349)	737	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	0	(2,265)	(2,265)	59	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	0	(125)	(125)	3	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	6	(3,546)	(3,540)	76	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	154	(2,879)	(2,725)	57	0
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034		1,750,000	0	15,184	15,184	0	(264)
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	255	(355)	(100)	9	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	1,409	(9,713)	(8,304)	220	0

							$(341,375)	$(2,476,216)	$(2,817,591)	$109,385	$(46,078)

Total Swap Agreements							$(316,470)	$(2,473,184)	$(2,789,654)	$113,028	$(47,282)

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (7)			Market Value	Variation Margin Liability (7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$15,741	$113,329	$129,070	$0	$(26,637)	$(48,894)	$(75,531)

(p)

Securities with an aggregate market value of $2,909,894 and cash of $246,866 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $301 and liability of $(1,612) for closed swap agreements is outstanding at period end.
(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2019	EUR	3,173,512	$	3,511,394	$52,424	$0
	10/2019	MXN	1,261,893		64,088	366	0
	10/2019	$	466	ARS	29,751	2	0
	10/2019		39,243	AUD	58,066	0	(51)
	10/2019		33,845	DKK	220,368	0	(1,674)
	10/2019		7,088	GBP	5,745	0	(25)
	10/2019		41,313	TRY	238,407	597	0
	11/2019	AUD	48,056	$	32,506	33	0
	11/2019	NZD	205,562		132,884	4,032	0
	11/2019	$	35,010	JPY	3,767,500	0	(89)
	01/2020		63,139	MXN	1,261,894	0	(348)
BPS	10/2019	BRL	1,645,670		395,176	0	(899)
	10/2019	EUR	208,185		230,258	3,347	0
	10/2019	JPY	26,496,832		249,356	4,299	0
	10/2019	MXN	2,140,715		106,239	0	(1,985)
	10/2019	$	12,740	AUD	18,760	0	(78)
	10/2019		401,066	BRL	1,645,670	0	(4,991)
	10/2019		197,175	EUR	177,729	0	(3,459)
	10/2019		148,859	JPY	15,791,900	0	(2,807)
	10/2019		25,103	TRY	144,429	295	0
	11/2019	EUR	597,170	$	652,946	442	0
	11/2019	NZD	357,037		230,204	6,403	0
	11/2019	PEN	9,374		2,745	0	(31)
	11/2019	$	132,709	RUB	8,784,244	1,996	0
	01/2020	BRL	2,153,318	$	564,419	49,012	0
	01/2020	$	264,026	BRL	1,004,065	0	(23,698)
	01/2020		184,759	MXN	3,647,588	0	(2,939)
	03/2020	ARS	215,139	$	3,969	1,437	0
BRC	10/2019	GBP	535,572		655,213	0	(3,299)
	10/2019	$	518,673	AUD	754,060	0	(9,720)
	10/2019		795,380	GBP	645,568	0	(1,623)
	10/2019		223,948	JPY	24,009,800	0	(1,892)
	10/2019		352,345	MXN	6,924,215	0	(2,289)
	11/2019	GBP	951,281	$	1,173,266	2,049	0
	11/2019	$	16,640	JPY	1,792,200	0	(28)
	03/2020	ARS	401,593	$	7,434	2,706	0

32	See Accompanying Notes

September 30, 2019

(Unaudited)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BSS	10/2019	BRL	16,301,400		4,284,901	$361,532	$0
	10/2019	$	3,937,886	BRL	16,301,400	7,077	(21,594)
CBK	10/2019	BRL	77,300	$	18,562	0	(42)
	10/2019	CAD	5,508		4,156	0	(2)
	10/2019	GBP	82,356		102,528	1,267	0
	10/2019	PEN	244,481		71,907	0	(576)
	10/2019	$	18,900	BRL	77,300	0	(295)
	10/2019		2,388	CAD	3,149	0	(11)
	10/2019		70,004	EUR	63,296	0	(1,014)
	10/2019		134,668	GBP	108,241	0	(1,580)
	10/2019		132,864	JPY	14,147,700	0	(2,018)
	10/2019		74,943	NZD	119,085	0	(372)
	10/2019		80,946	PEN	274,477	432	0
	10/2019		538,405	RUB	35,000,000	2,795	(2,484)
	10/2019		108,006	TRY	620,638	1,569	0
	10/2019	ZAR	34,241	$	2,398	139	0
	11/2019	NZD	119,085		74,999	373	0
	11/2019	PEN	567,248		167,338	57	(764)
	11/2019	$	19,557	MXN	386,387	0	(87)
	12/2019	PEN	22,928	$	6,787	2	0
	12/2019	$	698,699	RUB	46,292,645	8,143	0
	01/2020	PEN	203,081	$	59,651	0	(336)
	01/2020	$	218,015	BRL	826,539	0	(20,179)
	01/2020		322,977	MXN	6,410,136	0	(3,584)
	02/2020	PEN	35,738	$	10,484	0	(56)
DUB	02/2020	$	1	ARS	55	0	0
FBF	10/2019	GBP	150,000	$	183,321	0	(1,111)
GLM	10/2019	AUD	953,571		641,559	0	(2,053)
	10/2019	EUR	2,112,914		2,336,060	33,089	0
	10/2019	GBP	4,293,016		5,239,270	876	(40,081)
	10/2019	JPY	168,799,889		1,594,108	32,953	0
	10/2019	$	895,548	AUD	1,309,771	0	(11,518)
	10/2019		210,540	MXN	4,100,605	0	(3,089)
	10/2019		318,678	RUB	20,627,500	2,154	(3,336)
	10/2019		106,765	TRY	624,183	3,452	0
	11/2019	EUR	3,583,022	$	3,917,906	2,880	0
	11/2019	PEN	7,885		2,313	0	(22)
	11/2019	$	437,499	RUB	28,849,130	4,899	0
	12/2019	ARS	778,478	$	15,113	4,447	0
	12/2019	$	35,096	RUB	2,326,212	423	0
	01/2020		32,496	DKK	220,370	0	(72)
	03/2020		39,188	ARS	2,151,433	0	(13,860)
	06/2020		1,335		76,429	0	(537)
HUS	10/2019	AUD	45,647	$	31,409	599	0
	10/2019	CAD	170,366		128,136	0	(459)
	10/2019	GBP	452,000		552,381	0	(3,375)
	10/2019	MXN	6,034,418		304,892	0	(180)
	10/2019	NZD	953,712		601,440	4,226	0
	10/2019	$	7,187	ARS	462,026	81	(29)
	10/2019		130,309	CAD	172,725	66	0
	10/2019		23,253	GBP	18,888	0	(30)
	10/2019		947,143	JPY	102,030,715	0	(3,507)
	10/2019		49,501	MXN	972,302	57	(414)
	10/2019		16,585	RUB	1,100,000	346	0
	10/2019		44,686	TRY	257,502	490	0
	11/2019	CAD	172,725	$	130,376	0	(69)
	11/2019	EUR	836,038		914,144	638	0
	11/2019	JPY	57,030,515		531,238	2,618	0
	11/2019	NZD	886,427		555,840	351	0
	11/2019	$	122,234	JPY	12,779,200	0	(3,707)
	11/2019		159,656	RUB	10,544,786	2,047	0
	12/2019		9,572	ARS	575,746	0	(1,683)
	12/2019		115	HKD	900	0	0
	12/2019		84,808	INR	6,216,921	2,364	0
	01/2020		300,980	MXN	6,034,418	169	0
	02/2020	ARS	55	$	1	0	0
JPM	10/2019	BRL	5,167,594		1,240,898	0	(2,822)
	10/2019	EUR	559,883		617,283	7,039	0
	10/2019	GBP	714,855		865,710	0	(13,239)
	10/2019	JPY	9,268,746		87,265	1,543	0
	10/2019	$	1,254,574	BRL	5,167,594	3,045	(13,900)
	10/2019		121,459	GBP	98,514	0	(331)
	10/2019		1,763,739	JPY	190,488,600	0	(1,995)
	10/2019		64,686	TRY	371,718	583	0
	12/2019		3,424	ARS	202,732	0	(647)
	01/2020	BRL	4,515,434	$	1,185,674	104,884	0
	01/2020	$	470,712	BRL	1,822,200	0	(34,560)
	01/2020		250,623	MXN	5,000,000	0	(1,608)
	02/2020	ARS	103,059	$	1,923	684	0
	02/2020	$	1,881	ARS	103,059	0	(642)
	03/2020	ARS	1,484,501	$	27,542	10,066	0
MYI	10/2019	BRL	1,373,000		329,699	0	(750)
	10/2019	CHF	152		154	2	0
	10/2019	GBP	380,000		464,226	0	(3,003)
	10/2019	JPY	89,764,448		850,711	20,519	0
	10/2019	NZD	56,338		35,729	450	0

See Accompanying Notes	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	10/2019	$	219,867	AUD	323,627	$0	$(1,435)
	10/2019		335,739	BRL	1,373,000	0	(5,290)
	10/2019		52,327	JPY	5,610,200	0	(441)
	10/2019		124,438	RUB	7,942,032	0	(2,196)
	10/2019		121,528	TRY	698,142	1,072	0
	11/2019	NZD	135,694	$	85,809	752	0
	11/2019	$	135,373	RUB	8,945,251	1,802	0
	11/2019		1,397	SEK	13,255	0	(47)
	12/2019		352,558	INR	25,632,882	6,860	0
	01/2020	BRL	1,573,498	$	402,977	26,353	0
	01/2020	$	337,728	BRL	1,302,400	0	(25,993)
	03/2020	ARS	50,199		$928	337	0
	06/2020		76,429		1,377	579	0
NAB	10/2019	$	10,138	JPY	1,073,600	0	(209)
RBC	10/2019	JPY	19,000,000	$	178,820	3,098	0
	10/2019	$	374	ZAR	5,773	7	0
RYL	01/2020		8,668	MXN	170,972	0	(146)
SCX	10/2019	AUD	1,911,533	$	1,290,165	0	(25)
	10/2019	GBP	211,876		258,828	0	(1,685)
	10/2019	JPY	48,000,000		451,722	7,791	0
	10/2019	$	1,242,078	GBP	1,005,000	0	(6,381)
	10/2019		156,500	JPY	16,637,200	0	(2,630)
	10/2019		4,556	RUB	300,000	62	0
	10/2019		144,357	TRY	830,052	1,447	0
	11/2019	EUR	797,237	$	871,682	573	0
	11/2019	GBP	1,005,000		1,243,742	6,386	0
	11/2019	NZD	4,538		2,844	0	0
	01/2020	BRL	371,200		97,567	8,719	0
SOG	10/2019	$	276,336	RUB	17,855,714	0	(1,503)
	11/2019		201,674		13,175,140	999	(635)
SSB	10/2019	JPY	13,000,000	$	122,351	2,119	0
	10/2019	$	54,457	JPY	5,868,100	0	(185)
	11/2019	GBP	4,135,236	$	5,103,013	11,712	0
TOR	10/2019	$	50,006	MXN	979,510	0	(486)
UAG	10/2019	JPY	2,700,000	$	25,592	621	0
	10/2019	$	305,289	AUD	446,467	0	(3,946)
	10/2019		47,638	JPY	5,139,600	0	(105)
	10/2019		156,672	RUB	10,000,000	0	(2,753)

Total Forward Foreign Currency Contracts						$842,155	$(335,639)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description		Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 32 5-Year Index		Buy	0.475%	01/15/2020	132,700	$(78)	$(86)
	Put - OTC iTraxx Europe 32 5-Year Index		Sell	0.800	01/15/2020	132,700	(181)	(160)
CBK	Put - OTC CDX.HY-32 5-Year Index		Sell	97.500	01/15/2020	390,000	(811)	(590)
	Put - OTC CDX.IG-33 5-Year Index		Sell	0.800	12/18/2019	322,000	(403)	(320)
	Put - OTC CDX.IG-33 5-Year Index		Sell	1.200	01/15/2020	628,000	(314)	(262)
DBL	Call - OTC iTraxx Europe 32 5-Year Index		Buy	0.475	01/15/2020	270,500	(148)	(175)
	Put - OTC iTraxx Europe 32 5-Year Index		Sell	0.800	01/15/2020	270,500	(400)	(325)
GST	Put - OTC CDX.IG-32 5-Year Index		Sell	2.900	06/17/2020	1,126,100	(1,013)	(16)
	Put - OTC iTraxx Europe 31 5-Year Index		Sell	3.000	06/17/2020	1,080,100	(1,091)	(45)
MEI	Call - OTC iTraxx Europe 32 5-Year Index		Buy	0.475	12/18/2019	195,000	(107)	(88)
	Put - OTC iTraxx Europe 32 5-Year Index		Sell	0.800	12/18/2019	195,000	(185)	(154)

							$(4,731)	$(2,221)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
FBF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.895%	10/16/2019	115,400	$(2,851)	$(5,321)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.895	10/16/2019	115,400	(2,850)	(419)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/30/2019	263,600	(1,249)	(1,171)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/30/2019	263,600	(1,249)	(1,116)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/30/2019	268,700	(1,273)	(1,194)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/30/2019	268,700	(1,273)	(1,138)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.910	10/15/2019	115,200	(2,609)	(5,627)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.910	10/15/2019	115,200	(2,609)	(318)

							$(15,963)	$(16,304)

Total Written Options							$(20,694)	$(18,525)

34	See Accompanying Notes

September 30, 2019

(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

									Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.977%	EUR 5,300	$72	$(80)	$0	$(8)
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.977	20,000	169	(200)	0	(31)
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.977	10,000	90	(105)	0	(15)
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.977	40,000	371	(433)	0	(62)

							$702	$(818)	$0	$(116)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

									Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	Quarterly	06/20/2020	0.245%	$6,300	$(952)	$988	$36	$0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278	46,910	(3,714)	4,142	428	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390	21,600	(841)	1,137	296	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	0.689	41,600	(1,127)	1,668	541	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785	37,800	(3,600)	3,979	379	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.827	11,600	(1,179)	1,278	99	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525	15,000	(825)	550	0	(275)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	93,600	(1,733)	2,054	321	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	43,200	(699)	605	0	(94)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	37,644	(3,641)	3,722	81	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	14,000	(2,242)	2,298	56	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.296	4,200	(584)	614	30	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.504	3,500	(980)	1,011	31	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.599	1,100	(169)	179	10	0
BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158	30,250	3,460	(21,298)	0	(17,838)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	36,800	435	(22,274)	0	(21,839)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	34,913	(5,148)	5,223	75	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.504	27,700	(7,297)	7,540	243	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640	10,700	(970)	825	0	(145)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.284	87,800	444	1,569	2,013	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278	63,750	(5,055)	5,637	582	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390	25,000	(923)	1,265	342	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785	37,400	(4,441)	4,816	375	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.827	19,860	(2,138)	2,308	170	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002	77,200	(4,906)	4,927	21	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120	15,400	(1,086)	1,050	0	(36)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525	15,200	(930)	651	0	(279)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158	350	40	(246)	0	(206)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	41,116	1,101	(25,501)	0	(24,400)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	0.996	7,600	(385)	388	3	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368	89,500	(1,546)	(45)	0	(1,591)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.527	63,400	(338)	1,302	964	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836	14,900	(152)	267	115	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937	49,600	195	(23)	172	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	52,700	(852)	737	0	(115)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	7,200	(786)	802	16	0

See Accompanying Notes	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

										Swap Agreements, at Value(6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.278%		$18,390	$(1,472)	$1,640	$168	$0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		30,700	(3,329)	3,637	308	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.827		26,300	(2,281)	2,506	225	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.404		300	1	4	5	0
	Shire Acquisitions Investments Ireland DAC	1.000	Quarterly	12/20/2021	0.788	EUR	18,200	(676)	776	100	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525		$11,100	(556)	352	0	(204)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		29,750	3,395	(20,938)	0	(17,543)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		34,300	1,804	(22,159)	0	(20,355)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.722		700	0	6	6	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		3,000	(283)	242	0	(41)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		19,100	(1,327)	1,283	0	(44)
FBF	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		25,900	3,036	(18,309)	0	(15,273)
GST	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		34,400	3,891	(24,176)	0	(20,285)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		35,000	1,794	(22,565)	0	(20,771)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		6,900	(222)	148	0	(74)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.368		87,700	(1,365)	(194)	0	(1,559)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710		99,050	(1,483)	2,684	1,201	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	06/20/2020	0.245		7,300	(1,106)	1,148	42	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.836		18,600	(164)	280	116	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		50,850	(949)	1,124	175	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		43,000	(358)	28	0	(330)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		21,950	(2,327)	2,374	47	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219		900	(134)	138	4	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.296		9,600	(1,402)	1,471	69	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.504		30,407	(8,279)	8,546	267	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.599		21,800	(3,761)	3,959	198	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		1,900	(176)	150	0	(26)
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.172		3,100	(577)	590	13	0
	Russia Government International Bond	1.000	Quarterly	06/20/2020	0.182		2,700	(368)	385	17	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		10,800	(821)	920	99	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.530		76,300	(1,669)	2,821	1,152	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	0.689		443,100	(7,070)	12,829	5,759	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		8,400	(950)	1,034	84	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002		9,400	(601)	604	3	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120		62,300	(4,361)	4,217	0	(144)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643		15,800	(816)	416	0	(400)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158		32,000	3,576	(22,446)	0	(18,870)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901		42,300	1,128	(26,231)	0	(25,103)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.091		14,500	(459)	410	0	(49)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.245		127,400	(3,727)	2,368	0	(1,359)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.477		9,285	(141)	274	133	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		12,600	(36)	134	98	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		140,750	(2,125)	2,608	483	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171		79,102	(7,962)	8,133	171	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219		10,600	(1,795)	1,837	42	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.296		3,140	(445)	468	23	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.504		13,900	(4,157)	4,279	122	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640		6,600	(605)	516	0	(89)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278		26,370	(2,048)	2,289	241	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.530		13,100	(59)	257	198	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785		18,340	(1,888)	2,072	184	0

36	See Accompanying Notes

September 30, 2019

(Unaudited)

									Swap Agreements, at Value(6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (4)	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	09/20/2024	0.827%	$14,861	$(2,032)	$2,159	$127	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002	26,700	(1,655)	1,662	7	0
JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	86.901	5,500	39	(3,303)	0	(3,264)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	148,400	(3,049)	3,559	510	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	20,700	(335)	290	0	(45)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	13,418	(1,236)	1,265	29	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.599	7,400	(1,201)	1,268	67	0
	Russia Government International Bond	1.000	Quarterly	09/20/2020	0.225	34,600	(3,812)	4,084	272	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278	37,800	(4,481)	4,826	345	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.390	34,400	(1,340)	1,811	471	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785	9,200	(845)	937	92	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120	11,600	(819)	792	0	(27)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.525	154,200	(9,595)	6,768	0	(2,827)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643	91,000	(5,032)	2,728	0	(2,304)
MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	89.158	62,500	6,966	(43,822)	0	(36,856)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162	294,400	(1,793)	(468)	0	(2,261)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	50,100	(4,637)	4,745	108	0
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.209	1,400	(150)	164	14	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.284	13,000	62	236	298	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.278	9,100	(1,126)	1,209	83	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.620	424,900	(8,072)	14,039	5,967	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120	7,600	(534)	516	0	(18)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.371	175,400	(3,681)	1,714	0	(1,967)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.408	152,200	(24,179)	8,749	0	(15,430)
NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.404	26,500	107	324	431	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002	9,700	(597)	600	3	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120	39,700	(2,847)	2,755	0	(92)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643	23,400	(1,213)	621	0	(592)
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.790	19,300	1,130	(511)	619	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.120	800	(59)	57	0	(2)

							$(185,285)	$(61,142)	$28,595	$(275,022)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

								Swap Agreements, at Value (6)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$39,642	$(22,249)	$21,311	$0	$(938)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,728	(2,673)	1,991	0	(682)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	179,336	(5,015)	6,566	1,551	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	132	113	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	8,787	(2,124)	1,488	0	(636)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	12,466	(7,043)	6,748	0	(295)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11,873	(422)	525	103	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	851	259	0
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	2,767	105	(87)	18	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	14,906	(7,267)	6,452	0	(815)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	95,739	(53,877)	51,612	0	(2,265)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	47,494	(1,987)	2,398	411	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,464	644	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	17,452	(9,817)	9,404	0	(413)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	15,779	(8,920)	6,644	0	(2,276)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,572	566	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	151,029	(4,121)	5,428	1,307	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	191,433	(8,690)	10,962	2,272	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	595,300	(38,483)	46,151	7,668	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	10,000	(1,005)	1,133	128	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	349	141	0
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	26,033	(23,138)	15,853	0	(7,285)

See Accompanying Notes	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

								Swap Agreements, at Value (6)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	ABX.HE.AA.7-1 Index	0.150%	Monthly	08/25/2037	$550	$(436)	$345	$0	$(91)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	117,306	(65,935)	63,160	0	(2,775)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	92,194	(50,795)	37,497	0	(13,298)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	125,500	(877)	481	0	(396)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	274,038	(8,878)	11,249	2,371	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	317,662	(10,776)	14,546	3,770	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	10,870	2,174	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	70,000	(1,616)	2,515	899	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	697	282	0
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	13,084	(2,917)	1,970	0	(947)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	60,460	(24,070)	22,640	0	(1,430)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,728	(1,649)	967	0	(682)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	416,750	(5,102)	8,910	3,808	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	235,003	(7,167)	9,200	2,033	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	116,075	(4,212)	5,590	1,378	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	66,000	(3,451)	4,301	850	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,700	(8,388)	10,913	2,525	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	25,000	(1,882)	2,409	527	0
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	874	(367)	123	0	(244)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	150	(91)	66	0	(25)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	28	0	(56)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	8,424	2,917	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	100,147	(4,511)	5,700	1,189	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	42,935	7,585	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300,000	(2,684)	6,535	3,851	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	10,323	(2,085)	1,338	0	(747)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	7,746	(313)	380	67	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	48,580	(2,555)	3,132	577	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	11,317	1,874	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,400	(12,402)	14,435	2,033	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	101,399	(12,929)	5,589	0	(7,340)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	19,946	(11,195)	10,723	0	(472)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	11,820	(6,683)	4,978	0	(1,705)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	2,116	743	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	168,127	(4,663)	6,117	1,454	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	126,428	(4,329)	5,830	1,501	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	5,346	836	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,000	(895)	1,011	116	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	945	263	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	259,500	(3,786)	6,157	2,371	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,787	531	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	54,618	(1,996)	2,468	472	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,317	(816)	1,033	217	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,772	670	0

						$(542,240)	$561,492	$65,065	$(45,813)

INTEREST RATE SWAPS

										Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	Semi-Annual	12/15/2021	AUD	97,200	$(138)	$7,167	$7,029	$0
DUB	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022		$10,000,000	1,050	170,793	171,843	0
GLM	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	07/06/2022		10,000,000	(13,400)	181,752	168,352	0
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(206)	10,749	10,543	0
MYC	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	06/29/2022		$10,000,000	(4,665)	233,242	228,577	0
UAG	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	10,565	10,463	0

								$(17,461)	$614,268	$596,807	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

										Swap Agreements, at Value
Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$61,550	$(331)	$576	$245	$0
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	49,150	(76)	4,902	4,826	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	3,400	(19)	23	4	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	57,500	(253)	1,395	1,142	0
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	36,500	(14)	1,381	1,367	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	79,400	(482)	2,857	2,375	0

								$(1,175)	$11,134	$9,959	$0

Total Swap Agreements								$(745,459)	$1,124,934	$700,426	$(320,951)

38	See Accompanying Notes

September 30, 2019

(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$57,454	$0	$3,443	$60,897	$(2,187)	$0	$(1,903)	$(4,090)	$56,807	$(42,932)	$13,875
BPS	67,231	0	529	67,760	(40,887)	(246)	(94)	(41,227)	26,533	(37,077)	(10,544)
BRC	4,755	0	11,475	16,230	(18,851)	0	(41,068)	(59,919)	(43,689)	44,528	839
BSS	368,609	0	0	368,609	(21,594)	0	0	(21,594)	347,015	(341,060)	5,955
CBK	14,777	0	3,131	17,908	(33,400)	(1,172)	(29,627)	(64,199)	(46,291)	32,784	(13,507)
DBL	0	0	0	0	0	(500)	0	(500)	(500)	0	(500)
DUB	0	0	183,931	183,931	0	0	(40,672)	(40,672)	143,259	(160,700)	(17,441)
FBF	0	0	14,326	14,326	(1,111)	(5,740)	(39,118)	(45,969)	(31,643)	34,214	2,571
GLM	85,173	0	178,895	264,068	(74,568)	(2,287)	0	(76,855)	187,213	(177,739)	9,474
GST	0	0	22,876	22,876	0	(61)	(46,663)	(46,724)	(23,848)	25,226	1,378
HUS	14,052	0	1,829	15,881	(13,453)	0	(45,470)	(58,923)	(43,042)	52,162	9,120
JPM	127,844	0	4,161	132,005	(69,744)	0	(8,854)	(78,598)	53,407	(58,959)	(5,552)
JPS	0	0	15,542	15,542	0	0	0	0	15,542	(14,775)	767
MEI	0	0	4,551	4,551	0	(242)	(747)	(989)	3,562	(3,470)	92
MYC	0	0	239,960	239,960	0	(8,277)	(66,049)	(74,326)	165,634	(128,246)	37,388
MYI	58,726	0	0	58,726	(39,155)	0	0	(39,155)	19,571	(20,710)	(1,139)
NAB	0	0	0	0	(209)	0	0	(209)	(209)	0	(209)
NGF	0	0	434	434	0	0	(684)	(684)	(250)	0	(250)
RBC	3,105	0	0	3,105	0	0	0	0	3,105	(2,779)	326
RYL	0	0	0	0	(146)	0	0	(146)	(146)	(140)	(286)
SAL	0	0	2,902	2,902	0	0	0	0	2,902	(2,850)	52
SCX	24,978	0	0	24,978	(10,721)	0	0	(10,721)	14,257	(8,430)	5,827
SOG	999	0	0	999	(2,138)	0	0	(2,138)	(1,139)	(30)	(1,169)
SSB	13,831	0	0	13,831	(185)	0	0	(185)	13,646	(1,690)	11,956
TOR	0	0	0	0	(486)	0	0	(486)	(486)	300	(186)
UAG	621	0	12,441	13,062	(6,804)	0	(2)	(6,806)	6,256	(7,390)	(1,134)

Total Over the Counter	$842,155	$0	$700,426	$1,542,581	$(335,639)	$(18,525)	$(320,951)	$(675,115)

(r)

Securities with an aggregate market value of $189,214 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments-Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15,741	$15,741
Swap Agreements	0	3,643	0	0	109,686	113,329

	$0	$3,643	$0	$0	$125,427	$129,070

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$842,155	$0	$842,155
Swap Agreements	0	93,660	0	0	606,766	700,426

	$0	$93,660	$0	$842,155	$606,766	$1,542,581

	$0	$97,303	$0	$842,155	$732,193	$1,671,651

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26,637	$26,637
Swap Agreements	0	1,204	0	0	47,690	48,894

	$0	$1,204	$0	$0	$74,327	$75,531

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$335,639	$0	$335,639
Written Options	0	2,221	0	0	16,304	18,525
Swap Agreements	0	320,951	0	0	0	320,951

	$0	$323,172	$0	$335,639	$16,304	$675,115

	$0	$324,376	$0	$335,639	$90,631	$750,646

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,105)	$(1,105)
Futures	0	0	0	0	(26,904)	(26,904)
Swap Agreements	0	(121,074)	0	0	(431,982)	(553,056)

	$0	$(121,074)	$0	$0	$(459,991)	$(581,065)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,717,785	$0	$1,717,785
Purchased Options	0	0	0	0	(29)	(29)
Written Options	0	15,169	0	2,174	2,656	19,999
Swap Agreements	0	65,350	0	0	255,296	320,646

	$0	$80,519	$0	$1,719,959	$257,923	$2,058,401

	$0	$(40,555)	$0	$1,719,959	$(202,068)	$1,477,336

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$248	$248
Futures	0	0	0	0	(70,022)	(70,022)
Swap Agreements	0	130,914	0	0	(1,944,201)	(1,813,287)

	$0	$130,914	$0	$0	$(2,013,975)	$(1,883,061)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(173,297)	$0	$(173,297)
Written Options	0	(5,334)	0	(193)	(433)	(5,960)
Swap Agreements	0	(161,241)	0	0	123,257	(37,984)

	$0	$(166,575)	$0	$(173,490)	$122,824	$(217,241)

	$0	$(35,661)	$0	$(173,490)	$(1,891,151)	$(2,100,302)

40	See Accompanying Notes

September 30, 2019

(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,773,716	$1,637,986	$5,411,702
Corporate Bonds & Notes
Banking & Finance	0	17,185,668	124,332	17,310,000
Industrials	28,536	7,959,140	4,795	7,992,471
Specialty Finance	0	43,417	0	43,417
Utilities	0	3,087,723	0	3,087,723
Convertible Bonds & Notes
Industrials	0	38,217	0	38,217
Utilities	0	2,265	0	2,265
Municipal Bonds & Notes
California	0	7,611	0	7,611
Illinois	0	116,070	0	116,070
Iowa	0	122	0	122
Puerto Rico	0	66,952	0	66,952
Texas	0	3,314	0	3,314
U.S. Government Agencies	0	52,021,999	0	52,021,999
U.S. Treasury Obligations	0	12,412,370	0	12,412,370
Non-Agency Mortgage-Backed Securities	0	37,744,036	20,808	37,764,844
Asset-Backed Securities	0	25,521,024	499,608	26,020,632
Sovereign Issues	0	5,710,113	0	5,710,113
Common Stocks
Communication Services	0	565	0	565
Consumer Discretionary	138,125	0	0	138,125
Energy	0	0	14,194	14,194
Health Care	0	0	143	143
Industrials	0	0	1,812	1,812
Utilities	2,944	0	0	2,944
Warrants
Communication Services	0	275,178	0	275,178
Industrials	0	0	1,087	1,087
Materials	0	0	57	57
Preferred Securities
Banking & Finance	5,976	138,035	0	144,011

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Industrials	$0	$0	$17,102	$17,102
Real Estate Investment Trusts
Real Estate	260,090	0	0	260,090
Short-Term Instruments
Repurchase Agreements	0	26,778	0	26,778
Argentina Treasury Bills	0	69,504	0	69,504
U.S. Treasury Bills	0	166,474	0	166,474
	$435,671	$166,370,291	$2,321,924	$169,127,886

Investments in Affiliates, at Value
Short-Term Instruments
Common Stocks		$0	$0	$2,743,114
Communication Services	$169,841	$0	$0	$169,841
Industrials	0	0	2,890	2,890
Central Funds Used for Cash Management Purposes	2,743,114	0	0	2,743,114
	$2,912,955	$0	$2,890	$2,915,845
Total Investments	$3,348,626	$166,370,291	$2,324,814	$172,043,731

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,523,427)	$0	$(10,523,427)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15,741	113,028	0	128,769
Over the counter	0	1,541,944	637	1,542,581
	$15,741	$1,654,972	$637	$1,671,350

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26,637)	(47,282)	0	(73,919)
Over the counter	0	(675,115)	0	(675,115)
	$(26,637)	$(722,397)	$0	$(749,034)

Total Financial Derivative Instruments	$(10,896)	$932,575	$637	$922,316

Totals	$3,337,730	$156,779,439	$2,325,451	$162,442,620

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,736,585	$15,037	$(58,054)	$34	$(581)	$(15,500)	$134,278	$(173,813)	$1,637,986	$(19,079)
Corporate Bonds & Notes
Banking & Finance	94,786	25,540	(190)	0	0	4,196	0	0	124,332	4,200
Industrials	5,426	0	(237)	(3)	(5)	234	0	(620)	4,795	234
Non-Agency Mortgage-Backed Securities	667,411	39	(466,406)	247	551	(1,914)	0	(179,120)	20,808	1,902
Asset-Backed Securities	1,298,377	409,868	(122,989)	41	2,398	28,046	0	(1,116,133)	499,608	5,733
Common Stocks
Energy	20,843	0	0	0	0	(6,649)	0	0	14,194	(6,649)
Financials	7,525	0	(7,357)	0	770	(938)	0	0	0	0
Health Care	147	0	0	0	0	(4)	0	0	143	(4)
Industrials	0	4,070	0	0	0	(2,258)	0	0	1,812	(2,258)
Warrants
Industrials	199	0	0	0	0	888	0	0	1,087	888
Materials	59	0	0	0	0	(2)	0	0	57	(2)
Preferred Securities
Banking & Finance	10	0	0	0	0	(10)	0	0	0	(10)
Industrials	11,742	704	0	0	0	4,656	0	0	17,102	4,656

	$3,843,110	$455,258	$(655,233)	$319	$3,133	$10,745	$134,278	$(1,469,686)	$2,321,924	$(10,389)

Investments in Affiliates - at Value
Common Stocks
Industrials	$5,000	$0	$0	$0	$0	$(2,110)	$0	$0	$2,890	$(2,110)

Financial Derivative Instruments - Assets
Over the counter	$1,023	$0	$48	$0	$(72)	$(362)	$0	$0	$637	$(362)

Totals	$3,849,133	$455,258	$(655,185)	$319	$3,061	$8,273	$134,278	$(1,469,686)	$2,325,451	$(12,861)

See Accompanying Notes	41

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$300,492	Discounted Cash Flow	Discount Rate		3.400
	906,448	Other Valuation Techniques (3)	—		—
	231,584	Proxy Pricing	Base Price		99.895 - 102.750
	199,462	Third Party Vendor	Broker Quote		98.250 - 101.000
Corporate Bonds & Notes
Banking & Finance	69,660	Other Valuation Techniques (3)	—		—
	54,672	Proxy Pricing	Base Price		104.500
Industrials	4,795	Proxy Pricing	Base Price		107.500
Non-Agency Mortgage-Backed Securities	20,808	Proxy Pricing	Base Price		1,566.150
Asset-Backed Securities	42,851	Other Valuation Techniques (3)	—		—
	456,757	Proxy Pricing	Base Price		2.313 - 107.300
Common Stocks
Energy	374	Other Valuation Techniques (3)	—		—
	13,820	Reference Instrument	Liquidity Discount		27.000
Health Care	143	Third Party Vendor	Broker Quote	EUR	1.600
Industrials	1,812	Other Valuation Techniques (3)	—		—
Warrants
Industrials	1,087	Other Valuation Techniques (3)	—		—
Materials	57	Other Valuation Techniques (3)	—		—
Preferred Securities
Industrials	17,102	Fundamental Valuation	Company Equity Value		$836,589,817.948
Investments in Securities, at Value
Common Stocks
Industrials	2,890	Other Valuation Techniques (3)	—		—

Financial Derivative Instruments - Assets
Over the counter	619	Indicative Market Quotation	Broker Quote		3.056
	18	Other Valuation Techniques (3)	—		—

Total	$2,325,451

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

42	See Accompanying Notes

September 30, 2019

(Unaudited)

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FAR	Wells Fargo Bank National Association	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BOM	Bank of Montreal	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	RCY	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland PLC
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSS	Banco Santander S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SGY	Societe Generale, New York
CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
CIB	Canadian Imperial Bank of Commerce	JPS	JP Morgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CSN	Credit Suisse AG (New York)	MEI	Merrill Lynch International	TOR	Toronto Dominion Bank
DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CHF	Swiss Franc	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR
ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security
ADR	American Depositary Receipt	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	UMBS	Uniform Mortgage-Backed Security
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

See Accompanying Notes	43

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: November 26, 2019

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: November 26, 2019